UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer and Principal Financial Officer

PIMCO Funds

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: 1-888-877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. This submission provides the information required by Item 1 for a limited number of the Registrant’s reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The companion submission to this Certified Shareholder Report on Form N-CSR will follow immediately and will provide the information required by Item 1 for the other reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). Apart from Item 1, the companion submission will be identical in all material respects to this initial filing.

Item 1. Reports to Stockholders.

The following are copies of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Filed under this submission on Form N-CSR:

•	PIMCO Funds—Asset Allocation Funds

•	PIMCO Funds—Bond Funds

•	PIMCO Funds—Credit Bond Funds

•	PIMCO Funds—Fundamental Index Funds

•	PIMCO Funds—International Bond Funds

•	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund

•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®

•	PIMCO Funds—PIMCO Income Fund

•	PIMCO Funds—PIMCO Real Return Fund

To be filed under the immediately following companion submission on Form N-CSR:

•	PIMCO Funds—PIMCO Total Return Fund

•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund

•	PIMCO Funds—Real Return Strategy Funds

•	PIMCO Funds—Short Duration Strategy Funds

•	PIMCO Funds—StocksPLUS® Funds

•	PIMCO Funds—Tax-Efficient Strategy Funds

•	PIMCO Funds—Private Account Portfolio Series

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2014

Asset Allocation Funds

PIMCO RealRetirement® 2015 Fund

PIMCO RealRetirement® 2020 Fund

PIMCO RealRetirement® 2025 Fund

PIMCO RealRetirement® 2030 Fund

PIMCO RealRetirement® 2035 Fund

PIMCO RealRetirement® 2040 Fund

PIMCO RealRetirement® 2045 Fund

PIMCO RealRetirement® 2050 Fund

PIMCO RealRetirement® Income and Distribution Fund

PIMCO Global Multi-Asset Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		16
Benchmark Descriptions		19
Financial Highlights		22
Statements of Assets and Liabilities		36
Consolidated Statement of Assets and Liabilities		40
Statements of Operations		42
Consolidated Statement of Operations		44
Statements of Changes in Net Assets		45
Consolidated Statements of Changes in Net Assets		48
Consolidated Statement of Cash Flows		49
Notes to Financial Statements		120
Report of Independent Registered Public Accounting Firm		150
Glossary		151
Federal Income Tax Information		152
Management of the Trust		153
Privacy Policy		155

Fund	Fund Summary	Schedule of Investments

PIMCO RealRetirement® 2015 Fund	6	50
PIMCO RealRetirement® 2020 Fund	7	56
PIMCO RealRetirement® 2025 Fund	8	62
PIMCO RealRetirement® 2030 Fund	9	68
PIMCO RealRetirement® 2035 Fund	10	74
PIMCO RealRetirement® 2040 Fund	11	80
PIMCO RealRetirement® 2045 Fund	12	86
PIMCO RealRetirement® 2050 Fund	13	92
PIMCO RealRetirement® Income and Distribution Fund	14	98
PIMCO Global Multi-Asset Fund	15	104

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past twelve months, investors faced periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical issues in the Middle East and Ukraine, and growing concern over China’s economic health.

Beginning in mid-May 2013 conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow the pace of its quantitative easing (“QE”) asset purchase program. The shift in tone fueled a broad-based sell-off within fixed income assets throughout most of the summer, reducing market liquidity and pushing yields higher across the risk spectrum.

In September 2013, then-Fed Chairman Ben Bernanke clarified the central bank’s commitment to maintain its asset purchases of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero to 25 basis point range. The Fed also announced its intent to delay any tapering until more convincing indicators of economic growth become apparent, and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore moving higher) and a rally across most equity markets.

By October 2013, investors were once again kept on edge due to the partial shutdown of the U.S. government that began during the first week of October, and the debt ceiling negotiations between the White House and Congress. Investors were relieved by the last-minute deal announced on October 17 to reopen the U.S. government and raise the debt ceiling. Towards the latter part of December 2013, the Fed announced that beginning in January it would gradually exit its bond-buying program. While the markets had months to prepare for the announcement, equities and prices on other risk assets surged while bond yields drifted higher.

More recently in March 2014, Janet Yellen, making her first official statement since becoming Fed Chair the month before, alluded to the possibility of earlier-than-expected hikes in the Federal Funds Rate. Her comments caused a spike in short-term yields, contributing to bond market volatility and a steepening yield curve.

Overseas, European economies continued to stabilize, but concerns rose in Asia, especially over China’s economic health. In addition to weaker economic data, China experienced its first-ever corporate default, exposing cracks in the country’s vast and overleveraged shadow banking system. Weaker economic data in Japan weighed on Japanese equity markets, while geopolitical concerns in Ukraine over Russia’s annexation of Crimea also caused investor jitters.

Highlights of our twelve-month reporting period include:

■

U.S. Treasuries posted negative returns, as measured by the Barclays U.S. Treasury Index, which declined 1.26%. Concerns over declining global liquidity, economic weakness in China, and uncertainty surrounding Ukraine contributed to demand for safe-haven assets during the latter part of the period. U.S. Treasuries also gave back some price gains in March 2014 as markets reacted to comments made by Fed Chair Janet Yellen regarding the timing of future Federal Funds Rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.72% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a negative return of 6.49%, as represented by the Barclays U.S. TIPS Index, and underperformed nominal U.S. Treasuries as breakeven inflation levels generally narrowed. Although inflation is expected to move higher as the U.S. economy improves, core inflation still remains exceptionally low by historical standards. Shorter-maturity U.S. TIPS lagged the broader TIPS market late in the reporting period as the positive effects from the commodity rally in the first quarter of 2014 was partially offset by financial markets pricing in a faster-than-expected pace of Fed tapering. Diversified commodities posted negative returns for the overall reporting period, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 2.10%.

■

Agency mortgage-backed securities (“MBS”) posted positive returns for the reporting period and outperformed like-duration U.S. Treasuries. However, the Fed’s tapering of Agency MBS during the first quarter of 2014 and

2	PIMCO ASSET ALLOCATION FUNDS

the rise in interest rates during the summer of 2013 negatively impacted lower coupon 30-year MBS, with these securities underperforming like-duration U.S. Treasuries. At the current pace of quantitative easing, the Federal Reserve has outlined plans to conduct $25 billion in net MBS purchases in April versus $40 billion per month in 2013. Non-Agency MBS performance was strong as the sector continued to benefit from improving housing fundamentals and limited outstanding supply.

■

The U.S. investment grade credit market returned 1.02%, as measured by the Barclays U.S. Credit Index. Spreads narrowed to the lowest level since mid-2007, amid improving global growth fundamentals. The high yield sector posted positive returns, benefiting from an idyllic mix of robust inflows and light new supply during the reporting period. Bank loans also posted relatively healthy returns as investor demand for less interest rate sensitive assets remained strong.

■

Tax-exempt municipal bonds returned 0.39%, as represented by the Barclays Municipal Bond Index. Municipal bond market returns were driven by coupon income as municipal yields moved higher with U.S. Treasury rates. Municipal market demand exhibited weakness throughout the last three quarters of 2013, as municipal mutual funds recorded over $63 billion of outflows. This was somewhat mitigated by low supply conditions, as primary new issue supply declined year-over-year, driven by a deterioration of refunding volume in the higher interest rate environment. Taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, declined 1.17% over the reporting period.

■

Emerging markets (“EM”) external debt outperformed U.S. Treasuries during the reporting period as carry mitigated moderate spread widening and rising U.S. Treasury yields. EM local debt, however, underperformed U.S. Treasuries due to weaker EM currencies and a rise in yields which weighed on returns for EM local assets.

■

U.S. equities returned 21.86%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 19.07%. The rally in developed market equities was encouraged by increased risk taking among investors in their search for higher-returning assets, and signs of continuing economic growth in the U.S. and Europe. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 1.43% as investors generally shunned EM equities in favor of their developed market counterparts.

On the following pages of this PIMCO Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected performance over the twelve-month reporting period ended March 31, 2014.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, Underlying PIMCO Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, operational risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

PIMCO Global Multi-Asset Fund (“PIMCO Fund of Funds”) may invest its respective assets in Underlying PIMCO Funds. The cost of investing in this Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The PIMCO RealRetirement® Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO RealRetirement® Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the PIMCO RealRetirement® Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

4	PIMCO ASSET ALLOCATION FUNDS

The PIMCO RealRetirement® Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire and plan to start withdrawing money (the “target date”). Each PIMCO RealRetirement® Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO RealRetirement® Fund’s name.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO RealRetirement® 2015 Fund	06/30/11	06/30/11	10/31/11	06/30/11	06/30/11	06/30/11	06/30/11	06/30/11
PIMCO RealRetirement® 2020 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08
PIMCO RealRetirement® 2025 Fund	06/30/11	06/30/11	10/31/11	06/30/11	06/30/11	06/30/11	06/30/11	06/30/11
PIMCO RealRetirement® 2030 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08
PIMCO RealRetirement® 2035 Fund	06/30/11	06/30/11	10/31/11	06/30/11	06/30/11	06/30/11	06/30/11	06/30/11
PIMCO RealRetirement® 2040 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08
PIMCO RealRetirement® 2045 Fund	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12
PIMCO RealRetirement® 2050 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08
PIMCO RealRetirement® Income and Distribution Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08
PIMCO Global Multi-Asset Fund	10/29/08	10/29/08	10/29/08	10/14/11	10/29/08	10/29/08	10/29/08	10/29/08

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2014	5

PIMCO RealRetirement® 2015 Fund

Institutional Class - PTNIX	Class A - PTNYX
Class P - PTNQX	Class C - PTNWX
Administrative Class - PTNNX	Class R - PTNSX
Class D - PTNUX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

PIMCO Total Return Fund	23.4%
PIMCO Real Return Fund	13.7%
PIMCO StocksPLUS® Fund	9.7%
PIMCO Emerging Markets Bond Fund	7.0%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	6.0%
U.S. Treasury Obligations	5.5%
Short-Term Instruments	5.4%
PIMCO High Yield Fund	5.2%
Other	24.1%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (06/30/11)
PIMCO RealRetirement® 2015 Fund Institutional Class	0.88%	4.08%
PIMCO RealRetirement® 2015 Fund Class P	0.78%	3.98%
PIMCO RealRetirement® 2015 Fund Administrative Class	0.65%	3.81%
PIMCO RealRetirement® 2015 Fund Class D	0.48%	3.60%
PIMCO RealRetirement® 2015 Fund Class A	0.40%	3.62%
PIMCO RealRetirement® 2015 Fund Class A (adjusted)	-5.16%	1.52%
PIMCO RealRetirement® 2015 Fund Class C	-0.34%	2.81%
PIMCO RealRetirement® 2015 Fund Class C (adjusted)	-1.32%	2.81%
PIMCO RealRetirement® 2015 Fund Class R	0.12%	3.30%
Dow Jones Real Return 2015 IndexSM	-0.29%	3.99%
Lipper Mixed-Asset Target 2015 Funds Average	7.25%	6.49%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.11% for Institutional Class shares, 1.21% for Class P shares, 1.36% for Administrative Class shares, 1.61% for Class D shares, 1.61% for Class A shares, 2.36% for Class C shares, and 1.86% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2015 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	Exposure to U.S. large cap equities benefited performance as the asset class posted positive returns over the reporting period.

»	Exposure to U.S. fixed income detracted from performance as rising bond yields led the asset class to post negative returns over the reporting period.

»	An underweight to inflation-linked bonds benefited performance as inflation-linked bonds posted negative returns over the reporting period.

»	An underweight to global bonds detracted from performance as the asset class delivered positive returns over the reporting period.

»	An underweight to emerging market bonds over most of the reporting period benefited performance as the asset class experienced negative returns.

6	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealRetirement® 2020 Fund

Institutional Class - PRWIX	Class A - PTYAX
Class P - PTYPX	Class C - PTYCX
Administrative Class - PFNAX	Class R - PTYRX
Class D - PTYDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

PIMCO Total Return Fund	19.9%
PIMCO Real Return Fund	11.5%
Short-Term Instruments	11.0%
PIMCO StocksPLUS® Fund	10.1%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	6.0%
Other	41.5%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealRetirement® 2020 Fund Institutional Class	1.22%	10.36%	4.21%
PIMCO RealRetirement® 2020 Fund Class P	1.13%	10.26%	4.12%
PIMCO RealRetirement® 2020 Fund Administrative Class	0.96%	10.11%	3.97%
PIMCO RealRetirement® 2020 Fund Class D	0.62%	9.79%	3.65%
PIMCO RealRetirement® 2020 Fund Class A	0.63%	9.74%	3.62%
PIMCO RealRetirement® 2020 Fund Class A (adjusted)	-4.88%	8.51%	2.65%
PIMCO RealRetirement® 2020 Fund Class C	-0.04%	8.99%	2.89%
PIMCO RealRetirement® 2020 Fund Class C (adjusted)	-1.02%	8.99%	2.89%
PIMCO RealRetirement® 2020 Fund Class R	0.46%	9.52%	3.41%
Dow Jones Real Return 2020 IndexSM	0.62%	9.80%	4.08%
Lipper Mixed-Asset Target 2020 Funds Average	8.39%	13.64%	4.90%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.14% for Institutional Class shares, 1.24% for Class P shares, 1.39% for Administrative Class shares, 1.64% for Class D shares, 1.64% for Class A shares, 2.39% for Class C shares, and 1.89% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2020 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	Exposure to U.S. large cap equities benefited performance as the asset class posted positive returns over the reporting period.

»	Exposure to U.S. fixed income detracted from performance as rising bond yields led the asset class to post negative returns over the reporting period.

»	An underweight to inflation-linked bonds benefited performance as inflation-linked bonds posted negative returns over the reporting period.

»	An underweight to emerging market bonds over most of the reporting period benefited performance as the asset class experienced negative returns.

ANNUAL REPORT	MARCH 31, 2014	7

PIMCO RealRetirement® 2025 Fund

Institutional Class - PENTX	Class A - PENZX
Class P - PENPX	Class C - PENWX
Administrative Class - PENMX	Class R - PENRX
Class D - PENDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

PIMCO Total Return Fund	13.8%
PIMCO StocksPLUS® Fund	12.1%
PIMCO Real Return Fund	10.4%
PIMCO CommoditiesPlus® Strategy Fund	7.7%
Short-Term Instruments	7.5%
Exchange-Traded Funds	7.0%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	5.9%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	5.9%
PIMCO Small Cap StocksPLUS® AR Strategy Fund	5.0%
Other	24.7%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year		Fund Inception (06/30/11)
PIMCO RealRetirement® 2025 Fund Institutional Class	2.21%		4.66%
PIMCO RealRetirement® 2025 Fund Class P	2.11%		4.56%
PIMCO RealRetirement® 2025 Fund Administrative Class	1.97%		4.40%
PIMCO RealRetirement® 2025 Fund Class D	1.75%		4.17%
PIMCO RealRetirement® 2025 Fund Class A	1.74%		4.18%
PIMCO RealRetirement® 2025 Fund Class A (adjusted)	-3.86%		2.07%
PIMCO RealRetirement® 2025 Fund Class C	0.99%		3.38%
PIMCO RealRetirement® 2025 Fund Class C (adjusted)	-0.00%	±	3.38%
PIMCO RealRetirement® 2025 Fund Class R	1.53%		3.89%
Dow Jones Real Return 2025 IndexSM	2.02%		4.46%
Lipper Mixed-Asset Target 2025 Funds Average	11.32%		8.41%

All Fund returns are net of fees and expenses.

± Reflects an amount less than 0.005%.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.20% for Institutional Class shares, 1.30% for Class P shares, 1.45% for Administrative Class shares, 1.70% for Class D shares, 1.70% for Class A shares, 2.45% for Class C shares, and 1.95% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2025 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	Exposure to U.S. large cap equities benefited performance as the asset class posted positive returns over the reporting period.

»	Exposure to U.S. fixed income detracted from performance as rising bond yields led the asset class to post negative returns over the reporting period.

»	An underweight to inflation-linked bonds benefited performance as inflation-linked bonds posted negative returns over the reporting period.

»	An underweight to emerging market bonds over most of the reporting period benefited performance as the asset class experienced negative returns.

8	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealRetirement® 2030 Fund

Institutional Class - PRLIX	Class A - PEHAX
Class P - PEHPX	Class C - PEHCX
Administrative Class - PNLAX	Class R - PEHRX
Class D - PEHDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

PIMCO StocksPLUS® Fund	14.3%
Short-Term Instruments	10.4%
PIMCO CommoditiesPLUS® Strategy Fund	8.8%
Exchange-Traded Funds	8.7%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	8.3%
PIMCO Total Return Fund	8.2%
PIMCO Real Return Fund	5.9%
PIMCO Small Cap StocksPLUS® AR Strategy Fund	5.6%
PIMCO RealEstateRealReturn Strategy Fund	5.3%
Other	24.5%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealRetirement® 2030 Fund Institutional Class	3.50%	11.96%	4.22%
PIMCO RealRetirement® 2030 Fund Class P	3.54%	11.89%	4.15%
PIMCO RealRetirement® 2030 Fund Administrative Class	3.26%	11.66%	3.98%
PIMCO RealRetirement® 2030 Fund Class D	3.01%	11.34%	3.64%
PIMCO RealRetirement® 2030 Fund Class A	3.03%	11.34%	3.65%
PIMCO RealRetirement® 2030 Fund Class A (adjusted)	-2.66%	10.10%	2.68%
PIMCO RealRetirement® 2030 Fund Class C	2.25%	10.49%	2.89%
PIMCO RealRetirement® 2030 Fund Class C (adjusted)	1.25%	10.49%	2.89%
PIMCO RealRetirement® 2030 Fund Class R	2.71%	11.05%	3.38%
Dow Jones Real Return 2030 IndexSM	3.92%	12.34%	3.86%
Lipper Mixed-Asset Target 2030 Funds Average	12.32%	16.13%	5.39%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.23% for Institutional Class shares, 1.33% for Class P shares, 1.48% for Administrative Class shares, 1.73% for Class D shares, 1.73% for Class A shares, 2.48% for Class C shares, and 1.98% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2030 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	Exposure to U.S. large cap equities benefited performance as the asset class posted positive returns over the reporting period.

»	Exposure to U.S. fixed income detracted from performance as rising bond yields led the asset class to post negative returns over the reporting period.

»	An underweight to inflation-linked bonds benefited performance as inflation-linked bonds posted negative returns over the reporting period.

»	An underweight to real estate for most of the reporting period detracted from performance as the asset class delivered positive returns.

»	An underweight to emerging market bonds benefited performance as the asset class experienced negative returns over the reporting period.

ANNUAL REPORT	MARCH 31, 2014	9

PIMCO RealRetirement® 2035 Fund

Institutional Class - PIVIX	Class A - PIVAX
Class P - PIVPX	Class C - PIVWX
Administrative Class - PIVNX	Class R - PIVSX
Class D - PIVDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

PIMCO StocksPLUS® Fund	17.0%
Exchange-Traded Funds	11.6%
PIMCO CommoditiesPLUS® Strategy Fund	9.3%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	9.2%
PIMCO Small Cap StocksPLUS® AR Strategy Fund	8.3%
Short-Term Instruments	7.4%
PIMCO RealEstateRealReturn Strategy Fund	5.3%
PIMCO Total Return Fund	5.1%
Other	26.8%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (06/30/11)
PIMCO RealRetirement® 2035 Fund Institutional Class	4.34%	5.84%
PIMCO RealRetirement® 2035 Fund Class P	4.25%	5.74%
PIMCO RealRetirement® 2035 Fund Administrative Class	4.10%	5.57%
PIMCO RealRetirement® 2035 Fund Class D	3.72%	5.31%
PIMCO RealRetirement® 2035 Fund Class A	3.79%	5.35%
PIMCO RealRetirement® 2035 Fund Class A (adjusted)	-1.96%	3.21%
PIMCO RealRetirement® 2035 Fund Class C	2.95%	4.51%
PIMCO RealRetirement® 2035 Fund Class C (adjusted)	1.95%	4.51%
PIMCO RealRetirement® 2035 Fund Class R	3.56%	5.08%
Dow Jones Real Return 2035 IndexSM	6.18%	5.07%
Lipper Mixed-Asset Target 2035 Funds Average	14.43%	9.70%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.25% for Institutional Class shares, 1.35% for Class P shares, 1.50% for Administrative Class shares, 1.75% for Class D shares, 1.75% for Class A shares, 2.50% for Class C shares, and 2.00% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2035 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	Exposure to U.S. large cap equities benefited performance as the asset class posted positive returns over the reporting period.

»	Exposure to U.S. fixed income detracted from performance as rising bond yields led the asset class to post negative returns over the reporting period.

»	An underweight to inflation-linked bonds benefited performance as inflation-linked bonds posted negative returns over the reporting period.

»	An underweight to real estate for most of the reporting period detracted from performance as the asset class delivered positive returns.

»	An underweight to emerging market bonds benefited performance as the asset class experienced negative returns over the reporting period.

10	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealRetirement® 2040 Fund

Institutional Class - PROIX	Class A - POFAX
Class P - POFPX	Class C - POFCX
Administrative Class - PEOAX	Class R - POFRX
Class D - POFDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

PIMCO StocksPLUS® Fund	19.6%
Exchange-Traded Funds	13.3%
Short-Term Instruments	10.6%
PIMCO CommoditiesPLUS® Strategy Fund	10.2%
PIMCO Small Cap StocksPLUS® AR Strategy Fund	9.8%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	9.1%
PIMCO RealEstateRealReturn Strategy Fund	7.2%
Other	20.2%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealRetirement® 2040 Fund Institutional Class	4.86%	14.94%	4.99%
PIMCO RealRetirement® 2040 Fund Class P	4.76%	15.04%	5.15%
PIMCO RealRetirement® 2040 Fund Administrative Class	4.49%	14.64%	4.72%
PIMCO RealRetirement® 2040 Fund Class D	4.35%	14.35%	4.42%
PIMCO RealRetirement® 2040 Fund Class A	4.28%	14.36%	4.41%
PIMCO RealRetirement® 2040 Fund Class A (adjusted)	-1.47%	13.07%	3.43%
PIMCO RealRetirement® 2040 Fund Class C	3.65%	13.47%	3.65%
PIMCO RealRetirement® 2040 Fund Class C (adjusted)	2.65%	13.47%	3.65%
PIMCO RealRetirement® 2040 Fund Class R	4.06%	14.01%	4.16%
Dow Jones Real Return 2040 IndexSM	8.29%	15.05%	3.80%
Lipper Mixed-Asset Target 2040 Funds Average	14.25%	17.44%	5.63%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.27% for Institutional Class shares, 1.37% for Class P shares, 1.52% for Administrative Class shares, 1.77% for Class D shares, 1.77% for Class A shares, 2.52% for Class C shares, and 2.02% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2040 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	Exposure to U.S. large cap equities benefited performance as the asset class posted positive returns over the reporting period.

»	Exposure to U.S. fixed income detracted from performance as rising bond yields led the asset class to post negative returns over the reporting period.

»	An underweight to inflation-linked bonds benefited performance as inflation-linked bonds posted negative returns over the reporting period.

»	An underweight to real estate for most of the reporting period detracted from performance as the asset class delivered positive returns.

»	An underweight to emerging market bonds benefited performance as the asset class experienced negative returns over the reporting period.

ANNUAL REPORT	MARCH 31, 2014	11

PIMCO RealRetirement® 2045 Fund

Institutional Class - PFZIX	Class A - PFZAX
Class P - PFZPX	Class C - PFZCX
Administrative Class - PFZMX	Class R - PFZRX
Class D - PFZDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

PIMCO StocksPLUS® Fund	20.6%
Exchange-Traded Funds	14.1%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	11.5%
PIMCO CommoditiesPLUS® Strategy Fund	10.9%
PIMCO Small Cap StocksPLUS® AR Strategy Fund	9.9%
Short-Term Instruments	8.5%
PIMCO RealEstateRealReturn Strategy Fund	7.2%
Other	17.3%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (02/29/12)
PIMCO RealRetirement® 2045 Fund Institutional Class	5.57%	8.96%
PIMCO RealRetirement® 2045 Fund Class P	5.59%	8.86%
PIMCO RealRetirement® 2045 Fund Administrative Class	5.34%	8.70%
PIMCO RealRetirement® 2045 Fund Class D	5.05%	8.43%
PIMCO RealRetirement® 2045 Fund Class A	5.02%	8.43%
PIMCO RealRetirement® 2045 Fund Class A (adjusted)	-0.74%	5.53%
PIMCO RealRetirement® 2045 Fund Class C	4.36%	7.62%
PIMCO RealRetirement® 2045 Fund Class C (adjusted)	3.36%	7.62%
PIMCO RealRetirement® 2045 Fund Class R	4.85%	8.16%
Dow Jones Real Return 2045 IndexSM	9.93%	8.85%
Lipper Mixed-Asset Target 2045 Funds Average	15.74%	13.40%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.29% for Institutional Class shares, 1.39% for Class P shares, 1.54% for Administrative Class shares, 1.79% for Class D shares, 1.79% for Class A shares, 2.54% for Class C shares, and 2.04% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2045 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	Exposure to U.S. large cap equities benefited performance as the asset class posted positive returns over the reporting period.

»	Exposure to U.S. fixed income detracted from performance as rising bond yields led the asset class to post negative returns over the reporting period.

»	An underweight to inflation-linked bonds benefited performance as inflation-linked bonds posted negative returns over the reporting period.

»	An underweight to real estate for most of the reporting period detracted from performance as the asset class delivered positive returns.

»	An underweight to emerging market bonds benefited performance as the asset class experienced negative returns over the reporting period.

12	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealRetirement® 2050 Fund

Institutional Class - PRMIX	Class A - PFYAX
Class P - PFYPX	Class C - PFYCX
Administrative Class - POTAX	Class R - PFYRX
Class D - PFYDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

PIMCO StocksPLUS® Fund	21.9%
Exchange-Traded Funds	15.7%
PIMCO CommoditiesPLUS® Strategy Fund	11.6%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	11.4%
PIMCO Small Cap StocksPLUS® AR Strategy Fund	9.8%
PIMCO RealEstateRealReturn Strategy Fund	7.0%
Short-Term Instruments	6.8%
Other	15.8%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealRetirement® 2050 Fund Institutional Class	4.96%	15.72%	5.08%
PIMCO RealRetirement® 2050 Fund Class P	5.01%	15.85%	5.28%
PIMCO RealRetirement® 2050 Fund Administrative Class	4.74%	15.38%	4.81%
PIMCO RealRetirement® 2050 Fund Class D	4.58%	15.05%	4.50%
PIMCO RealRetirement® 2050 Fund Class A	4.54%	15.12%	4.53%
PIMCO RealRetirement® 2050 Fund Class A (adjusted)	-1.16%	13.82%	3.55%
PIMCO RealRetirement® 2050 Fund Class C	3.81%	14.23%	3.74%
PIMCO RealRetirement® 2050 Fund Class C (adjusted)	2.81%	14.23%	3.74%
PIMCO RealRetirement® 2050 Fund Class R	4.25%	14.79%	4.28%
Dow Jones Real Return 40+ IndexSM	11.60%	16.54%	4.10%
Lipper Mixed-Asset Target 2050 Funds Average	14.89%	17.75%	5.82%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.28% for Institutional Class shares, 1.38% for Class P shares, 1.53% for Administrative Class shares, 1.78% for Class D shares, 1.78% for Class A shares, 2.53% for Class C shares, and 2.03% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2050 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	Exposure to U.S. large cap equities benefited performance as the asset class posted positive returns over the reporting period.

»	Exposure to U.S. fixed income detracted from performance as rising bond yields led the asset class to post negative returns over the reporting period.

»	An underweight to real estate for most of the reporting period detracted from performance as the asset class delivered positive returns.

»	An underweight to emerging market bonds benefited performance as the asset class experienced negative returns over the reporting period.

»	An overweight to longer-maturity U.S. Treasury Inflation-Protected Securities was a significant detractor from performance as the asset class posted negative returns over the reporting period.

ANNUAL REPORT	MARCH 31, 2014	13

PIMCO RealRetirement® Income and Distribution Fund

Institutional Class - PRIEX	Class A - PTNAX
Class P - PTNPX	Class C - PTNCX
Administrative Class - PRNAX	Class R - PTNRX
Class D - PTNDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

PIMCO Total Return Fund	22.9%
PIMCO Real Return Fund	13.8%
PIMCO StocksPLUS® Fund	9.3%
PIMCO Emerging Markets Bond Fund	7.5%
PIMCO High Yield Fund	6.4%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	6.2%
Short-Term Instruments	5.3%
U.S. Treasury Obligations	5.2%
Other	23.4%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealRetirement® Income and Distribution Fund Institutional Class	0.96%	10.07%	4.95%
PIMCO RealRetirement® Income and Distribution Fund Class P	0.75%	9.94%	4.83%
PIMCO RealRetirement® Income and Distribution Fund Administrative Class	0.61%	9.80%	4.68%
PIMCO RealRetirement® Income and Distribution Fund Class D	0.34%	9.47%	4.36%
PIMCO RealRetirement® Income and Distribution Fund Class A	0.48%	9.49%	4.39%
PIMCO RealRetirement® Income and Distribution Fund Class A (adjusted)	-5.09%	8.27%	3.41%
PIMCO RealRetirement® Income and Distribution Fund Class C	-0.36%	8.66%	3.60%
PIMCO RealRetirement® Income and Distribution Fund Class C (adjusted)	-1.34%	8.66%	3.60%
PIMCO RealRetirement® Income and Distribution Fund Class R	0.16%	9.20%	4.10%
Dow Jones Real Return Today IndexSM	-0.25%	8.79%	4.30%
Lipper Mixed-Asset Target Today Funds Average	4.27%	9.54%	4.56%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.07% for Institutional Class shares, 1.17% for Class P shares, 1.32% for Administrative Class shares, 1.57% for Class D shares, 1.57% for Class A shares, 2.32% for Class C shares, and 1.82% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® Income and Distribution Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Unlike the other PIMCO RealRetirement® Funds, the Fund does not include a “self-elected” year of retirement in its name because the Fund is managed for shareholders who are retired or about to retire soon and are more focused on preservation of capital and withdrawing portions of their investments.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	Exposure to U.S. large cap equities benefited performance as the asset class posted positive returns over the reporting period.

»	Exposure to U.S. fixed income detracted from performance as rising bond yields led the asset class to post negative returns over the reporting period.

»	An underweight to inflation-linked bonds benefited performance as inflation-linked bonds posted negative returns over the reporting period.

»	An underweight to emerging market bonds in the first half of the reporting period benefited performance as the asset class experienced negative returns.

14	PIMCO ASSET ALLOCATION FUNDS

PIMCO Global Multi-Asset Fund

Institutional Class - PGAIX	Class A - PGMAX
Class P - PGAPX	Class C - PGMCX
Administrative - PGAAX	Class R - PGMRX
Class D - PGMDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Mutual Funds	60.6%
Sovereign Issues	11.4%
Exchange-Traded Funds	8.5%
U.S. Treasury Obligations	7.7%
Short-Term Instruments	4.8%
Other	7.0%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (10/29/08)
PIMCO Global Multi-Asset Fund Institutional Class	-7.53%	7.04%	5.73%
PIMCO Global Multi-Asset Fund Class P	-7.58%	6.94%	5.63%
PIMCO Global Multi-Asset Fund Administrative Class	-7.80%	6.72%	5.40%
PIMCO Global Multi-Asset Fund Class D	-8.13%	6.39%	5.11%
PIMCO Global Multi-Asset Fund Class A	-8.14%	6.40%	5.12%
PIMCO Global Multi-Asset Fund Class A (adjusted)	-13.16%	5.60%	4.38%
PIMCO Global Multi-Asset Fund Class C	-8.83%	5.59%	4.34%
PIMCO Global Multi-Asset Fund Class C (adjusted)	-9.74%	5.59%	4.34%
PIMCO Global Multi-Asset Fund Class R	-8.27%	6.13%	4.85%
MSCI World Index	19.07%	18.28%	14.04%
1 Month LIBOR +5%	5.18%	5.24%	5.32%
Lipper Global Flexible Portfolio Funds Average	6.70%	13.05%	10.55%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.53% for Institutional Class shares, 1.63% for Class P shares, for 1.78% Administrative Class Shares, 2.13% for Class D shares, 2.13% for Class A shares, 2.88% for Class C shares, and 2.38% for Class R shares.

Portfolio Insights

»

The PIMCO Global Multi-Asset Fund seeks maximum long-term absolute return, consistent with prudent management of portfolio volatility, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Holdings of developed markets equities benefited performance as the MSCI World Index gained 19.07% during the reporting period.

»	An allocation to emerging markets equities detracted from performance as the MSCI Emerging Markets Index declined 1.43% during the reporting period.

»

Duration (or sensitivity to changes in market interest rates) positioning detracted from performance, driven by long positioning in the U.S. and Australia, as sovereign yields in both markets rose during the reporting period.

»	Exposure to emerging markets bonds, primarily through long exposure to interest rates in Brazil, detracted from performance as interest rates in Brazil rose during the reporting period.

»	Holdings of Inflation-linked bonds focused on U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as U.S. TIPS posted negative performance during the reporting period.

»

Tail-risk hedges, such as put options on U.S. equities (which seek to limit portfolio losses amid large market declines), modestly detracted from performance as the S&P 500 Index gained 21.86% during the reporting period.

ANNUAL REPORT	MARCH 31, 2014	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2013 to March 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RealRetirement® 2015 Fund
Institutional Class	$1,000.00	$1,028.80	$0.40	$1,000.00	$1,024.53	$0.40	0.08%
Class P	1,000.00	1,028.30	0.91	1,000.00	1,024.03	0.91	0.18
Administrative Class	1,000.00	1,026.50	1.67	1,000.00	1,023.29	1.66	0.33
Class D	1,000.00	1,026.20	2.93	1,000.00	1,022.04	2.92	0.58
Class A	1,000.00	1,026.30	2.93	1,000.00	1,022.04	2.92	0.58
Class C	1,000.00	1,022.30	6.71	1,000.00	1,018.30	6.69	1.33
Class R	1,000.00	1,024.30	4.19	1,000.00	1,020.79	4.18	0.83
PIMCO RealRetirement® 2020 Fund
Institutional Class	$1,000.00	$1,029.00	$0.51	$1,000.00	$1,024.43	$0.50	0.10%
Class P	1,000.00	1,028.40	1.01	1,000.00	1,023.93	1.01	0.20
Administrative Class	1,000.00	1,028.30	1.77	1,000.00	1,023.19	1.77	0.35
Class D	1,000.00	1,026.50	3.03	1,000.00	1,021.94	3.02	0.60
Class A	1,000.00	1,026.60	3.03	1,000.00	1,021.94	3.02	0.60
Class C	1,000.00	1,022.70	6.81	1,000.00	1,018.20	6.79	1.35
Class R	1,000.00	1,025.20	4.29	1,000.00	1,020.69	4.28	0.85

16	PIMCO ASSET ALLOCATION FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RealRetirement® 2025 Fund
Institutional Class	$1,000.00	$1,037.50	$0.51	$1,000.00	$1,024.43	$0.50	0.10%
Class P	1,000.00	1,037.00	1.02	1,000.00	1,023.93	1.01	0.20
Administrative Class	1,000.00	1,036.20	1.78	1,000.00	1,023.19	1.77	0.35
Class D	1,000.00	1,034.30	3.04	1,000.00	1,021.94	3.02	0.60
Class A	1,000.00	1,033.90	3.04	1,000.00	1,021.94	3.02	0.60
Class C	1,000.00	1,030.40	6.83	1,000.00	1,018.20	6.79	1.35
Class R	1,000.00	1,033.80	4.31	1,000.00	1,020.69	4.28	0.85
PIMCO RealRetirement® 2030 Fund
Institutional Class	$1,000.00	$1,042.10	$0.56	$1,000.00	$1,024.38	$0.56	0.11%
Class P	1,000.00	1,043.00	1.07	1,000.00	1,023.88	1.06	0.21
Administrative Class	1,000.00	1,040.80	1.83	1,000.00	1,023.14	1.82	0.36
Class D	1,000.00	1,039.70	3.10	1,000.00	1,021.89	3.07	0.61
Class A	1,000.00	1,039.80	3.10	1,000.00	1,021.89	3.07	0.61
Class C	1,000.00	1,035.50	6.90	1,000.00	1,018.15	6.84	1.36
Class R	1,000.00	1,038.20	4.37	1,000.00	1,020.64	4.33	0.86
PIMCO RealRetirement® 2035 Fund
Institutional Class	$1,000.00	$1,045.70	$0.51	$1,000.00	$1,024.43	$0.50	0.10%
Class P	1,000.00	1,045.30	1.02	1,000.00	1,023.93	1.01	0.20
Administrative Class	1,000.00	1,044.50	1.78	1,000.00	1,023.19	1.77	0.35
Class D	1,000.00	1,042.80	3.06	1,000.00	1,021.94	3.02	0.60
Class A	1,000.00	1,044.40	3.06	1,000.00	1,021.94	3.02	0.60
Class C	1,000.00	1,038.80	6.86	1,000.00	1,018.20	6.79	1.35
Class R	1,000.00	1,042.10	4.33	1,000.00	1,020.69	4.28	0.85
PIMCO RealRetirement® 2040 Fund
Institutional Class	$1,000.00	$1,049.30	$0.66	$1,000.00	$1,024.28	$0.66	0.13%
Class P	1,000.00	1,047.50	1.17	1,000.00	1,023.78	1.16	0.23
Administrative Class	1,000.00	1,046.80	1.94	1,000.00	1,023.04	1.92	0.38
Class D	1,000.00	1,046.80	3.21	1,000.00	1,021.79	3.18	0.63
Class A	1,000.00	1,045.70	3.21	1,000.00	1,021.79	3.18	0.63
Class C	1,000.00	1,042.00	7.03	1,000.00	1,018.05	6.94	1.38
Class R	1,000.00	1,044.30	4.49	1,000.00	1,020.54	4.43	0.88
PIMCO RealRetirement® 2045 Fund
Institutional Class	$1,000.00	$1,051.70	$0.61	$1,000.00	$1,024.33	$0.61	0.12%
Class P	1,000.00	1,052.30	1.13	1,000.00	1,023.83	1.11	0.22
Administrative Class	1,000.00	1,051.40	1.89	1,000.00	1,023.09	1.87	0.37
Class D	1,000.00	1,048.90	3.17	1,000.00	1,021.84	3.13	0.62
Class A	1,000.00	1,049.40	3.17	1,000.00	1,021.84	3.13	0.62
Class C	1,000.00	1,046.10	6.99	1,000.00	1,018.10	6.89	1.37
Class R	1,000.00	1,048.70	4.44	1,000.00	1,020.59	4.38	0.87
PIMCO RealRetirement® 2050 Fund
Institutional Class	$1,000.00	$1,050.00	$0.61	$1,000.00	$1,024.33	$0.61	0.12%
Class P	1,000.00	1,049.60	1.12	1,000.00	1,023.83	1.11	0.22
Administrative Class	1,000.00	1,048.90	1.89	1,000.00	1,023.09	1.87	0.37
Class D	1,000.00	1,047.30	3.16	1,000.00	1,021.84	3.13	0.62
Class A	1,000.00	1,048.10	3.17	1,000.00	1,021.84	3.13	0.62
Class C	1,000.00	1,044.10	6.98	1,000.00	1,018.10	6.89	1.37
Class R	1,000.00	1,046.70	4.44	1,000.00	1,020.59	4.38	0.87

ANNUAL REPORT	MARCH 31, 2014	17

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RealRetirement® Income and Distribution Fund
Institutional Class	$1,000.00	$1,026.40	$0.25	$1,000.00	$1,024.68	$0.25	0.05%
Class P	1,000.00	1,026.10	0.76	1,000.00	1,024.18	0.76	0.15
Administrative Class	1,000.00	1,024.00	1.51	1,000.00	1,023.44	1.51	0.30
Class D	1,000.00	1,023.90	2.78	1,000.00	1,022.19	2.77	0.55
Class A	1,000.00	1,023.90	2.78	1,000.00	1,022.19	2.77	0.55
Class C	1,000.00	1,018.80	6.54	1,000.00	1,018.45	6.54	1.30
Class R	1,000.00	1,021.50	4.03	1,000.00	1,020.94	4.03	0.80
PIMCO Global Multi-Asset Fund
Institutional Class	$1,000.00	$1,006.80	$2.50	$1,000.00	$1,022.44	$2.52	0.50%
Class P	1,000.00	1,006.80	3.00	1,000.00	1,021.94	3.02	0.60
Administrative Class	1,000.00	1,005.80	3.75	1,000.00	1,021.19	3.78	0.75
Class D	1,000.00	1,003.90	5.50	1,000.00	1,019.45	5.54	1.10
Class A	1,000.00	1,003.90	5.50	1,000.00	1,019.45	5.54	1.10
Class C	1,000.00	1,000.00	9.22	1,000.00	1,015.71	9.30	1.85
Class R	1,000.00	1,002.90	6.74	1,000.00	1,018.20	6.79	1.35

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

18	PIMCO ASSET ALLOCATION FUNDS

Benchmark Descriptions

Index	Description

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2015 IndexSM	Dow Jones Real Return 2015 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2020 IndexSM	Dow Jones Real Return 2020 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2025 IndexSM	Dow Jones Real Return 2025 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2030 IndexSM	Dow Jones Real Return 2030 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2035 IndexSM	Dow Jones Real Return 2035 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2040 IndexSM	Dow Jones Real Return 2040 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	19

Benchmark Descriptions (Cont.)

Index	Description

Dow Jones Real Return 2045 IndexSM	Dow Jones Real Return 2045 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 40+ IndexSM	Dow Jones Real Return 40+ IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return Today IndexSM	Dow Jones Real Return Today IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

20	PIMCO ASSET ALLOCATION FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2014	21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO RealRetirement® 2015 Fund
Institutional Class
03/31/2014	$10.36	$0.31	$(0.23)	$0.08	$(0.27)	$0.00	$0.00	$(0.27)
03/31/2013	9.97	0.42	0.44	0.86	(0.47)	0.00	0.00	(0.47)
06/30/2011 - 03/31/2012	10.00	0.37	(0.20)	0.17	(0.20)	0.00	0.00	(0.20)
Class P
03/31/2014	10.36	0.28	(0.21)	0.07	(0.26)	0.00	0.00	(0.26)
03/31/2013	9.97	0.56	0.29	0.85	(0.46)	0.00	0.00	(0.46)
10/31/2011 - 03/31/2012	9.90	0.20	0.07	0.27	(0.20)	0.00	0.00	(0.20)
Administrative Class
03/31/2014	10.36	0.28	(0.22)	0.06	(0.25)	0.00	0.00	(0.25)
03/31/2013	9.95	0.45	0.39	0.84	(0.43)	0.00	0.00	(0.43)
06/30/2011 - 03/31/2012	10.00	0.26	(0.11)	0.15	(0.20)	0.00	0.00	(0.20)
Class D
03/31/2014	10.38	0.25	(0.20)	0.05	(0.23)	0.00	0.00	(0.23)
03/31/2013	9.96	0.43	0.37	0.80	(0.38)	0.00	0.00	(0.38)
06/30/2011 - 03/31/2012	10.00	0.21	(0.07)	0.14	(0.18)	0.00	0.00	(0.18)
Class A
03/31/2014	10.40	0.25	(0.21)	0.04	(0.23)	0.00	0.00	(0.23)
03/31/2013	9.96	0.40	0.41	0.81	(0.37)	0.00	0.00	(0.37)
06/30/2011 - 03/31/2012	10.00	0.18	(0.04)	0.14	(0.18)	0.00	0.00	(0.18)
Class C
03/31/2014	10.42	0.18	(0.22)	(0.04)	(0.16)	0.00	0.00	(0.16)
03/31/2013	9.94	0.31	0.42	0.73	(0.25)	0.00	0.00	(0.25)
06/30/2011 - 03/31/2012	10.00	0.22	(0.14)	0.08	(0.14)	0.00	0.00	(0.14)
Class R
03/31/2014	10.34	0.20	(0.19)	0.01	(0.20)	0.00	0.00	(0.20)
03/31/2013	9.95	0.39	0.39	0.78	(0.39)	0.00	0.00	(0.39)
06/30/2011 - 03/31/2012	10.00	0.22	(0.11)	0.11	(0.16)	0.00	0.00	(0.16)

PIMCO RealRetirement® 2020 Fund
Institutional Class
03/31/2014	$8.47	$0.25	$(0.15)	$0.10	$(0.23)	$0.00	$(0.01)	$(0.24)
03/31/2013	8.17	0.38	0.35	0.73	(0.38)	0.00	(0.05)	(0.43)
03/31/2012	8.28	0.41	(0.18)	0.23	(0.31)	(0.03)	0.00	(0.34)
03/31/2011	8.10	0.60	0.17	0.77	(0.59)	0.00	0.00	(0.59)
03/31/2010	6.40	0.36	1.64	2.00	(0.30)	0.00	0.00	(0.30)
Class P
03/31/2014	8.47	0.25	(0.16)	0.09	(0.22)	0.00	(0.01)	(0.23)
03/31/2013	8.18	0.47	0.24	0.71	(0.37)	0.00	(0.05)	(0.42)
10/31/2011 - 03/31/2012	8.18	0.15	0.07	0.22	(0.19)	(0.03)	0.00	(0.22)
Administrative Class
03/31/2014	8.64	0.24	(0.16)	0.08	(0.20)	0.00	(0.02)	(0.22)
03/31/2013	8.31	0.38	0.34	0.72	(0.34)	0.00	(0.05)	(0.39)
03/31/2012	8.42	0.37	(0.16)	0.21	(0.29)	(0.03)	0.00	(0.32)
03/31/2011	8.15	0.59	0.17	0.76	(0.49)	0.00	0.00	(0.49)
03/31/2010	6.40	0.88	1.10	1.98	(0.23)	0.00	0.00	(0.23)
Class D
03/31/2014	8.49	0.20	(0.15)	0.05	(0.19)	0.00	(0.01)	(0.20)
03/31/2013	8.14	0.32	0.36	0.68	(0.28)	0.00	(0.05)	(0.33)
03/31/2012	8.25	0.28	(0.09)	0.19	(0.27)	(0.03)	0.00	(0.30)
03/31/2011	8.07	0.54	0.18	0.72	(0.54)	0.00	0.00	(0.54)
03/31/2010	6.39	0.49	1.46	1.95	(0.27)	0.00	0.00	(0.27)
Class A
03/31/2014	8.46	0.21	(0.16)	0.05	(0.19)	0.00	(0.01)	(0.20)
03/31/2013	8.13	0.36	0.32	0.68	(0.30)	0.00	(0.05)	(0.35)
03/31/2012	8.24	0.28	(0.09)	0.19	(0.27)	(0.03)	0.00	(0.30)
03/31/2011	8.06	0.54	0.18	0.72	(0.54)	0.00	0.00	(0.54)
03/31/2010	6.39	0.38	1.55	1.93	(0.26)	0.00	0.00	(0.26)

Please see footnotes on page 34.

22	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.17	0.88%	$19,391	0.17	%(b)	0.67	%(b)	0.17	%(b)	0.67	%(b)	3.04%		27%
10.36	8.77	16,901	0.23		0.75		0.23		0.75		4.08		12
9.97	1.75	8,663	0.31	*	1.00	*	0.31	*	1.00	*	4.90	*	24

10.17	0.78	270	0.27	(b)	0.77	(b)	0.27	(b)	0.77	(b)	2.73		27
10.36	8.67	234	0.33		0.85		0.33		0.85		5.42		12
9.97	2.74	10	0.41	*	1.10	*	0.41	*	1.10	*	4.89	*	24

10.17	0.65	28,697	0.42	(b)	0.92	(b)	0.42	(b)	0.92	(b)	2.76		27
10.36	8.51	25,740	0.48		1.00		0.48		1.00		4.34		12
9.95	1.50	8,747	0.56	*	1.25	*	0.56	*	1.25	*	3.46	*	24

10.20	0.48	986	0.67	(b)	1.17	(b)	0.67	(b)	1.17	(b)	2.46		27
10.38	8.15	1,344	0.73		1.25		0.73		1.25		4.13		12
9.96	1.45	377	0.81	*	1.50	*	0.81	*	1.50	*	2.76	*	24

10.21	0.40	3,721	0.67	(b)	1.17	(b)	0.67	(b)	1.17	(b)	2.46		27
10.40	8.24	3,209	0.73		1.25		0.73		1.25		3.85		12
9.96	1.48	1,630	0.81	*	1.50	*	0.81	*	1.50	*	2.43	*	24

10.22	(0.34)	873	1.42	(b)	1.92	(b)	1.42	(b)	1.92	(b)	1.81		27
10.42	7.35	529	1.48		2.00		1.48		2.00		3.04		12
9.94	0.87	209	1.56	*	2.25	*	1.56	*	2.25	*	2.91	*	24

10.15	0.12	170	0.92	(b)	1.42	(b)	0.92	(b)	1.42	(b)	1.98		27
10.34	7.96	184	0.98		1.50		0.98		1.50		3.72		12
9.95	1.17	10	1.06	*	1.75	*	1.06	*	1.75	*	2.94	*	24

$8.33	1.22%	$36,706	0.17	%(c)	0.67	%(c)	0.17	%(c)	0.67	%(c)	3.03%		38%
8.47	9.03	31,921	0.22		0.75		0.22		0.75		4.46		11
8.17	2.93	18,089	0.31		0.75		0.31		0.75		4.95		25
8.28	9.69	4,748	0.40		0.75		0.40		0.75		7.24		1
8.10	31.41	3,350	0.39		0.75		0.39		0.75		4.68		13

8.33	1.13	746	0.27	(c)	0.77	(c)	0.27	(c)	0.77	(c)	3.04		38
8.47	8.80	249	0.32		0.85		0.32		0.85		5.49		11
8.18	2.76	10	0.41	*	0.85	*	0.41	*	0.85	*	4.48	*	25

8.50	0.96	47,488	0.42	(c)	0.92	(c)	0.42	(c)	0.92	(c)	2.79		38
8.64	8.74	41,461	0.47		1.00		0.47		1.00		4.41		11
8.31	2.69	17,612	0.56		1.00		0.56		1.00		4.44		25
8.42	9.52	374	0.65		1.00		0.65		1.00		7.05		1
8.15	31.07	26	0.73		1.00		0.73		1.00		10.98		13

8.34	0.62	3,356	0.67	(c)	1.17	(c)	0.67	(c)	1.17	(c)	2.39		38
8.49	8.51	3,668	0.72		1.25		0.72		1.25		3.77		11
8.14	2.46	2,600	0.82	(d)	1.26	(d)	0.82	(d)	1.26	(d)	3.43		25
8.25	9.15	1,847	1.00		1.35		1.00		1.35		6.52		1
8.07	30.61	1,001	1.03		1.35		1.03		1.35		6.28		13

8.31	0.63	8,731	0.67	(c)	1.17	(c)	0.67	(c)	1.17	(c)	2.57		38
8.46	8.47	8,028	0.72		1.25		0.72		1.25		4.24		11
8.13	2.48	3,077	0.82	(d)	1.26	(d)	0.82	(d)	1.26	(d)	3.48		25
8.24	9.15	2,068	1.00		1.35		1.00		1.35		6.50		1
8.06	30.37	1,036	1.03		1.35		1.03		1.35		4.93		13

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2014	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO RealRetirement® 2020 Fund (Cont.)
Class C
03/31/2014	$8.52	$0.16	$(0.17)	$(0.01)	$(0.13)	$0.00	$(0.01)	$(0.14)
03/31/2013	8.12	0.25	0.37	0.62	(0.17)	0.00	(0.05)	(0.22)
03/31/2012	8.23	0.21	(0.08)	0.13	(0.21)	(0.03)	0.00	(0.24)
03/31/2011	8.06	0.47	0.19	0.66	(0.49)	0.00	0.00	(0.49)
03/31/2010	6.39	0.41	1.48	1.89	(0.22)	0.00	0.00	(0.22)
Class R
03/31/2014	8.52	0.22	(0.18)	0.04	(0.18)	0.00	(0.01)	(0.19)
03/31/2013	8.15	0.30	0.37	0.67	(0.25)	0.00	(0.05)	(0.30)
03/31/2012	8.25	0.24	(0.07)	0.17	(0.24)	(0.03)	0.00	(0.27)
03/31/2011	8.07	0.51	0.19	0.70	(0.52)	0.00	0.00	(0.52)
03/31/2010	6.40	0.42	1.51	1.93	(0.26)	0.00	0.00	(0.26)

PIMCO RealRetirement® 2025 Fund
Institutional Class
03/31/2014	$10.29	$0.34	$(0.12)	$0.22	$(0.32)	$0.00	$0.00	$(0.32)
03/31/2013	9.87	0.47	0.46	0.93	(0.48)	0.00	(0.03)	(0.51)
06/30/2011 - 03/31/2012	10.00	0.50	(0.39)	0.11	(0.24)	0.00	0.00	(0.24)
Class P
03/31/2014	10.29	0.32	(0.11)	0.21	(0.31)	0.00	0.00	(0.31)
03/31/2013	9.87	0.62	0.30	0.92	(0.47)	0.00	(0.03)	(0.50)
10/31/2011 - 03/31/2012	9.71	0.27	0.13	0.40	(0.24)	0.00	0.00	(0.24)
Administrative Class
03/31/2014	10.29	0.32	(0.13)	0.19	(0.29)	0.00	0.00	(0.29)
03/31/2013	9.85	0.49	0.42	0.91	(0.44)	0.00	(0.03)	(0.47)
06/30/2011 - 03/31/2012	10.00	0.33	(0.24)	0.09	(0.24)	0.00	0.00	(0.24)
Class D
03/31/2014	10.30	0.29	(0.12)	0.17	(0.27)	0.00	0.00	(0.27)
03/31/2013	9.84	0.47	0.42	0.89	(0.40)	0.00	(0.03)	(0.43)
06/30/2011 - 03/31/2012	10.00	0.34	(0.27)	0.07	(0.23)	0.00	0.00	(0.23)
Class A
03/31/2014	10.31	0.30	(0.13)	0.17	(0.27)	0.00	0.00	(0.27)
03/31/2013	9.85	0.51	0.38	0.89	(0.40)	0.00	(0.03)	(0.43)
06/30/2011 - 03/31/2012	10.00	0.21	(0.13)	0.08	(0.23)	0.00	0.00	(0.23)
Class C
03/31/2014	10.32	0.23	(0.13)	0.10	(0.21)	0.00	0.00	(0.21)
03/31/2013	9.82	0.31	0.49	0.80	(0.27)	0.00	(0.03)	(0.30)
06/30/2011 - 03/31/2012	10.00	0.30	(0.28)	0.02	(0.20)	0.00	0.00	(0.20)
Class R
03/31/2014	10.30	0.28	(0.13)	0.15	(0.25)	0.00	0.00	(0.25)
03/31/2013	9.84	0.28	0.57	0.85	(0.36)	0.00	(0.03)	(0.39)
06/30/2011 - 03/31/2012	10.00	0.26	(0.21)	0.05	(0.21)	0.00	0.00	(0.21)

PIMCO RealRetirement® 2030 Fund
Institutional Class
03/31/2014	$8.06	$0.29	$(0.02)	$0.27	$(0.27)	$0.00	$0.00	$(0.27)
03/31/2013	7.68	0.42	0.40	0.82	(0.37)	0.00	(0.07)	(0.44)
03/31/2012	7.93	0.43	(0.34)	0.09	(0.32)	(0.02)	0.00	(0.34)
03/31/2011	7.76	0.59	0.22	0.81	(0.64)	0.00	0.00	(0.64)
03/31/2010	5.92	0.37	1.78	2.15	(0.24)	(0.07)	0.00	(0.31)
Class P
03/31/2014	8.06	0.27	0.01	0.28	(0.27)	0.00	0.00	(0.27)
03/31/2013	7.68	0.50	0.31	0.81	(0.36)	0.00	(0.07)	(0.43)
10/31/2011 - 03/31/2012	7.66	0.20	0.04	0.24	(0.20)	(0.02)	0.00	(0.22)

Please see footnotes on page 34.

24	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$8.37	(0.04)%	$3,503	1.42	%(c)	1.92	%(c)	1.42	%(c)	1.92	%(c)	1.96%		38%
8.52	7.66	2,112	1.47		2.00		1.47		2.00		3.01		11
8.12	1.72	1,122	1.57	(d)	2.01	(d)	1.57	(d)	2.01	(d)	2.60		25
8.23	8.33	1,106	1.75		2.10		1.75		2.10		5.69		1
8.06	29.69	488	1.78		2.10		1.78		2.10		5.18		13

8.37	0.46	2,860	0.92	(c)	1.42	(c)	0.92	(c)	1.42	(c)	2.65		38
8.52	8.27	1,155	0.97		1.50		0.97		1.50		3.57		11
8.15	2.19	692	1.07	(d)	1.51	(d)	1.07	(d)	1.51	(d)	2.93		25
8.25	8.87	765	1.25		1.60		1.25		1.60		6.17		1
8.07	30.22	466	1.33		1.60		1.33		1.60		5.28		13

$10.19	2.21%	$28,681	0.16	%(e)	0.69	%(e)	0.16	%(e)	0.69	%(e)	3.37%		29%
10.29	9.60	23,011	0.19		0.75		0.19		0.75		4.60		9
9.87	1.20	10,159	0.26	*	0.95	*	0.26	*	0.95	*	6.82	*	27

10.19	2.11	1,226	0.26	(e)	0.79	(e)	0.26	(e)	0.79	(e)	3.19		29
10.29	9.49	943	0.29		0.85		0.29		0.85		6.05		9
9.87	4.19	10	0.36	*	1.05	*	0.36	*	1.05	*	6.71	*	27

10.19	1.97	43,186	0.41	(e)	0.94	(e)	0.41	(e)	0.94	(e)	3.12		29
10.29	9.36	39,958	0.44		1.00		0.44		1.00		4.80		9
9.85	0.95	12,019	0.51	*	1.20	*	0.51	*	1.20	*	4.49	*	27

10.20	1.75	2,693	0.66	(e)	1.19	(e)	0.66	(e)	1.19	(e)	2.84		29
10.30	9.15	1,891	0.69		1.25		0.69		1.25		4.59		9
9.84	0.76	311	0.76	*	1.45	*	0.76	*	1.45	*	4.59	*	27

10.21	1.74	3,610	0.66	(e)	1.19	(e)	0.66	(e)	1.19	(e)	2.95		29
10.31	9.12	2,571	0.69		1.25		0.69		1.25		5.06		9
9.85	0.82	579	0.76	*	1.45	*	0.76	*	1.45	*	2.83	*	27

10.21	0.99	775	1.41	(e)	1.94	(e)	1.41	(e)	1.94	(e)	2.26		29
10.32	8.28	328	1.44		2.00		1.44		2.00		3.03		9
9.82	0.23	48	1.51	*	2.20	*	1.51	*	2.20	*	4.08	*	27

10.20	1.53	1,359	0.91	(e)	1.44	(e)	0.91	(e)	1.44	(e)	2.75		29
10.30	8.75	391	0.94		1.50		0.94		1.50		2.78		9
9.84	0.59	81	1.01	*	1.70	*	1.01	*	1.70	*	3.47	*	27

$8.06	3.50%	$40,591	0.18	%(f)	0.72	%(f)	0.18	%(f)	0.72	%(f)	3.62%		29%
8.06	10.83	28,693	0.23		0.80		0.23		0.80		5.23		3
7.68	1.33	10,070	0.35		0.80		0.35		0.80		5.64		21
7.93	10.83	4,098	0.44		0.80		0.44		0.80		7.43		3
7.76	36.55	3,607	0.41		0.80		0.41		0.80		5.08		9

8.07	3.54	1,306	0.28	(f)	0.82	(f)	0.28	(f)	0.82	(f)	3.37		29
8.06	10.72	817	0.33		0.90		0.33		0.90		6.30		3
7.68	3.26	10	0.45	*	0.90	*	0.45	*	0.90	*	6.41	*	21

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2014	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO RealRetirement® 2030 Fund (Cont.)
Administrative Class
03/31/2014	$8.07	$0.27	$(0.02)	$0.25	$(0.25)	$0.00	$0.00	$(0.25)
03/31/2013	7.68	0.39	0.40	0.79	(0.33)	0.00	(0.07)	(0.40)
03/31/2012	7.93	0.45	(0.37)	0.08	(0.31)	(0.02)	0.00	(0.33)
03/31/2011	7.76	0.57	0.23	0.80	(0.63)	0.00	0.00	(0.63)
03/31/2010	5.93	0.32	1.81	2.13	(0.23)	(0.07)	0.00	(0.30)
Class D
03/31/2014	8.05	0.23	0.00	0.23	(0.23)	0.00	0.00	(0.23)
03/31/2013	7.63	0.34	0.43	0.77	(0.28)	0.00	(0.07)	(0.35)
03/31/2012	7.89	0.35	(0.30)	0.05	(0.29)	(0.02)	0.00	(0.31)
03/31/2011	7.73	0.57	0.19	0.76	(0.60)	0.00	0.00	(0.60)
03/31/2010	5.91	0.58	1.52	2.10	(0.21)	(0.07)	0.00	(0.28)
Class A
03/31/2014	8.03	0.25	(0.01)	0.24	(0.24)	0.00	0.00	(0.24)
03/31/2013	7.63	0.40	0.37	0.77	(0.30)	0.00	(0.07)	(0.37)
03/31/2012	7.89	0.32	(0.27)	0.05	(0.29)	(0.02)	0.00	(0.31)
03/31/2011	7.73	0.54	0.22	0.76	(0.60)	0.00	0.00	(0.60)
03/31/2010	5.91	0.45	1.65	2.10	(0.21)	(0.07)	0.00	(0.28)
Class C
03/31/2014	8.10	0.23	(0.05)	0.18	(0.19)	0.00	0.00	(0.19)
03/31/2013	7.59	0.24	0.46	0.70	(0.12)	0.00	(0.07)	(0.19)
03/31/2012	7.84	0.26	(0.26)	0.00	(0.23)	(0.02)	0.00	(0.25)
03/31/2011	7.69	0.50	0.20	0.70	(0.55)	0.00	0.00	(0.55)
03/31/2010	5.90	0.46	1.57	2.03	(0.17)	(0.07)	0.00	(0.24)
Class R
03/31/2014	8.09	0.28	(0.07)	0.21	(0.22)	0.00	0.00	(0.22)
03/31/2013	7.66	0.30	0.45	0.75	(0.25)	0.00	(0.07)	(0.32)
03/31/2012	7.90	0.25	(0.21)	0.04	(0.26)	(0.02)	0.00	(0.28)
03/31/2011	7.74	0.53	0.21	0.74	(0.58)	0.00	0.00	(0.58)
03/31/2010	5.92	0.47	1.62	2.09	(0.20)	(0.07)	0.00	(0.27)

PIMCO RealRetirement® 2035 Fund
Institutional Class
03/31/2014	$10.23	$0.39	$0.04	$0.43	$(0.38)	$0.00	$0.00	$(0.38)
03/31/2013	9.68	0.59	0.53	1.12	(0.52)	0.00	(0.05)	(0.57)
06/30/2011 - 03/31/2012	10.00	0.58	(0.57)	0.01	(0.33)	0.00	0.00	(0.33)
Class P
03/31/2014	10.23	0.38	0.04	0.42	(0.37)	0.00	0.00	(0.37)
03/31/2013	9.68	0.70	0.41	1.11	(0.51)	0.00	(0.05)	(0.56)
10/31/2011 - 03/31/2012	9.57	0.35	0.08	0.43	(0.32)	0.00	0.00	(0.32)
Administrative Class
03/31/2014	10.23	0.39	0.02	0.41	(0.36)	0.00	0.00	(0.36)
03/31/2013	9.67	0.51	0.57	1.08	(0.47)	0.00	(0.05)	(0.52)
06/30/2011 - 03/31/2012	10.00	0.38	(0.39)	(0.01)	(0.32)	0.00	0.00	(0.32)
Class D
03/31/2014	10.24	0.31	0.06	0.37	(0.34)	0.00	0.00	(0.34)
03/31/2013	9.66	0.54	0.54	1.08	(0.45)	0.00	(0.05)	(0.50)
06/30/2011 - 03/31/2012	10.00	0.42	(0.45)	(0.03)	(0.31)	0.00	0.00	(0.31)
Class A
03/31/2014	10.23	0.35	0.03	0.38	(0.34)	0.00	0.00	(0.34)
03/31/2013	9.67	0.69	0.38	1.07	(0.46)	0.00	(0.05)	(0.51)
06/30/2011 - 03/31/2012	10.00	0.35	(0.37)	(0.02)	(0.31)	0.00	0.00	(0.31)
Class C
03/31/2014	10.31	0.38	(0.08)	0.30	(0.28)	0.00	0.00	(0.28)
03/31/2013	9.63	0.41	0.58	0.99	(0.26)	0.00	(0.05)	(0.31)
06/30/2011 - 03/31/2012	10.00	0.40	(0.48)	(0.08)	(0.29)	0.00	0.00	(0.29)

Please see footnotes on page 34.

26	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$8.07	3.26%	$61,245	0.43	%(f)	0.97	%(f)	0.43	%(f)	0.97	%(f)	3.43%		29%
8.07	10.49	49,990	0.48		1.05		0.48		1.05		4.86		3
7.68	1.15	16,505	0.60		1.05		0.60		1.05		5.84		21
7.93	10.58	11	0.69		1.05		0.69		1.05		7.26		3
7.76	36.00	10	0.66		1.05		0.66		1.05		4.45		9

8.05	3.01	3,166	0.68	(f)	1.22	(f)	0.68	(f)	1.22	(f)	2.86		29
8.05	10.26	3,231	0.73		1.30		0.73		1.30		4.27		3
7.63	0.77	2,250	0.86	(d)	1.31	(d)	0.86	(d)	1.31	(d)	4.50		21
7.89	10.15	1,317	1.04		1.40		1.04		1.40		7.24		3
7.73	35.74	894	1.05		1.40		1.05		1.40		7.68		9

8.03	3.03	8,862	0.68	(f)	1.22	(f)	0.68	(f)	1.22	(f)	3.20		29
8.03	10.28	7,599	0.73		1.30		0.73		1.30		5.10		3
7.63	0.78	2,186	0.86	(d)	1.31	(d)	0.86	(d)	1.31	(d)	4.20		21
7.89	10.14	941	1.04		1.40		1.04		1.40		6.85		3
7.73	35.68	565	1.05		1.40		1.05		1.40		6.09		9

8.09	2.25	2,072	1.43	(f)	1.97	(f)	1.43	(f)	1.97	(f)	2.87		29
8.10	9.36	1,136	1.48		2.05		1.48		2.05		3.02		3
7.59	0.16	1,386	1.61	(d)	2.06	(d)	1.61	(d)	2.06	(d)	3.44		21
7.84	9.29	1,455	1.79		2.15		1.79		2.15		6.40		3
7.69	34.55	872	1.80		2.15		1.80		2.15		6.20		9

8.08	2.71	2,955	0.93	(f)	1.47	(f)	0.93	(f)	1.47	(f)	3.55		29
8.09	9.97	1,109	0.98		1.55		0.98		1.55		3.82		3
7.66	0.57	450	1.11	(d)	1.56	(d)	1.11	(d)	1.56	(d)	3.27		21
7.90	9.86	250	1.29		1.65		1.29		1.65		6.73		3
7.74	35.37	2	1.34		1.65		1.34		1.65		6.18		9

$10.28	4.34%	$30,832	0.17	%(f)	0.72	%(f)	0.17	%(f)	0.72	%(f)	3.89%		30%
10.23	11.81	24,627	0.22		0.80		0.22		0.80		5.90		3
9.68	0.22	8,282	0.31	*	1.05	*	0.31	*	1.05	*	8.06	*	29

10.28	4.25	1,526	0.27	(f)	0.82	(f)	0.27	(f)	0.82	(f)	3.75		30
10.23	11.70	1,119	0.32		0.90		0.32		0.90		6.94		3
9.68	4.68	11	0.41	*	1.15	*	0.41	*	1.15	*	8.83	*	29

10.28	4.10	37,683	0.42	(f)	0.97	(f)	0.42	(f)	0.97	(f)	3.81		30
10.23	11.45	31,532	0.47		1.05		0.47		1.05		5.08		3
9.67	0.07	10,448	0.56	*	1.30	*	0.56	*	1.30	*	5.33	*	29

10.27	3.72	1,304	0.67	(f)	1.22	(f)	0.67	(f)	1.22	(f)	3.09		30
10.24	11.36	798	0.72		1.30		0.72		1.30		5.37		3
9.66	(0.17)	108	0.81	*	1.55	*	0.81	*	1.55	*	5.78	*	29

10.27	3.79	2,485	0.67	(f)	1.22	(f)	0.67	(f)	1.22	(f)	3.43		30
10.23	11.30	1,627	0.72		1.30		0.72		1.30		6.88		3
9.67	(0.08)	41	0.81	*	1.55	*	0.81	*	1.55	*	4.89	*	29

10.33	2.95	295	1.42	(f)	1.97	(f)	1.42	(f)	1.97	(f)	3.77		30
10.31	10.45	104	1.47		2.05		1.47		2.05		4.15		3
9.63	(0.71)	74	1.56	*	2.30	*	1.56	*	2.30	*	5.53	*	29

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2014	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO RealRetirement® 2035 Fund (Cont.)
Class R
03/31/2014	$10.25	$0.36	$(0.01)	$0.35	$(0.31)	$0.00	$0.00	$(0.31)
03/31/2013	9.66	0.24	0.80	1.04	(0.40)	0.00	(0.05)	(0.45)
06/30/2011 - 03/31/2012	10.00	0.53	(0.57)	(0.04)	(0.30)	0.00	0.00	(0.30)

PIMCO RealRetirement® 2040 Fund
Institutional Class
03/31/2014	$7.91	$0.31	$0.06	$0.37	$(0.27)	$0.00	$(0.03)	$(0.30)
03/31/2013	7.48	0.50	0.42	0.92	(0.42)	0.00	(0.07)	(0.49)
03/31/2012	7.84	0.51	(0.46)	0.05	(0.39)	(0.02)	0.00	(0.41)
03/31/2011	7.65	0.71	0.25	0.96	(0.77)	0.00	0.00	(0.77)
03/31/2010	5.35	0.43	2.19	2.62	(0.28)	(0.04)	0.00	(0.32)
Class P
03/31/2014	7.91	0.30	0.07	0.37	(0.27)	0.00	(0.03)	(0.30)
03/31/2013	7.48	0.61	0.30	0.91	(0.41)	0.00	(0.07)	(0.48)
10/31/2011 - 03/31/2012	7.44	0.25	0.05	0.30	(0.24)	(0.02)	0.00	(0.26)
Administrative Class
03/31/2014	7.91	0.31	0.03	0.34	(0.25)	0.00	(0.03)	(0.28)
03/31/2013	7.46	0.39	0.51	0.90	(0.38)	0.00	(0.07)	(0.45)
03/31/2012	7.83	0.63	(0.61)	0.02	(0.37)	(0.02)	0.00	(0.39)
03/31/2011	7.64	0.68	0.27	0.95	(0.76)	0.00	0.00	(0.76)
03/31/2010	5.34	0.39	2.22	2.61	(0.27)	(0.04)	0.00	(0.31)
Class D
03/31/2014	7.89	0.25	0.08	0.33	(0.23)	0.00	(0.03)	(0.26)
03/31/2013	7.43	0.40	0.47	0.87	(0.34)	0.00	(0.07)	(0.41)
03/31/2012	7.79	0.41	(0.40)	0.01	(0.35)	(0.02)	0.00	(0.37)
03/31/2011	7.61	0.72	0.19	0.91	(0.73)	0.00	0.00	(0.73)
03/31/2010	5.33	0.57	2.00	2.57	(0.25)	(0.04)	0.00	(0.29)
Class A
03/31/2014	7.88	0.29	0.04	0.33	(0.24)	0.00	(0.03)	(0.27)
03/31/2013	7.42	0.39	0.49	0.88	(0.35)	0.00	(0.07)	(0.42)
03/31/2012	7.78	0.37	(0.36)	0.01	(0.35)	(0.02)	0.00	(0.37)
03/31/2011	7.60	0.54	0.37	0.91	(0.73)	0.00	0.00	(0.73)
03/31/2010	5.32	0.48	2.09	2.57	(0.25)	(0.04)	0.00	(0.29)
Class C
03/31/2014	7.86	0.28	0.00	0.28	(0.19)	0.00	(0.03)	(0.22)
03/31/2013	7.37	0.33	0.48	0.81	(0.25)	0.00	(0.07)	(0.32)
03/31/2012	7.74	0.39	(0.44)	(0.05)	(0.30)	(0.02)	0.00	(0.32)
03/31/2011	7.58	0.62	0.22	0.84	(0.68)	0.00	0.00	(0.68)
03/31/2010	5.33	0.47	2.04	2.51	(0.22)	(0.04)	0.00	(0.26)
Class R
03/31/2014	7.91	0.31	0.00	0.31	(0.22)	0.00	(0.03)	(0.25)
03/31/2013	7.42	0.32	0.53	0.85	(0.29)	0.00	(0.07)	(0.36)
03/31/2012	7.79	0.43	(0.44)	(0.01)	(0.34)	(0.02)	0.00	(0.36)
03/31/2011	7.62	0.80	0.08	0.88	(0.71)	0.00	0.00	(0.71)
03/31/2010	5.34	0.44	2.12	2.56	(0.24)	(0.04)	0.00	(0.28)

PIMCO RealRetirement® 2045 Fund
Institutional Class
03/31/2014	$10.68	$0.43	$0.15	$0.58	$(0.40)	$0.00	$(0.02)	$(0.42)
03/31/2013	9.99	0.72	0.59	1.31	(0.62)	0.00	0.00	(0.62)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Class P
03/31/2014	10.67	0.38	0.20	0.58	(0.39)	0.00	(0.02)	(0.41)
03/31/2013	9.99	0.69	0.60	1.29	(0.61)	0.00	0.00	(0.61)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00

Please see footnotes on page 34.

28	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.29	3.56%	$804	0.92	%(f)	1.47	%(f)	0.92	%(f)	1.47	%(f)	3.59%		30%
10.25	10.93	263	0.97		1.55		0.97		1.55		2.38		3
9.66	(0.23)	43	1.06	*	1.80	*	1.06	*	1.80	*	7.39	*	29

$7.98	4.86%	$47,233	0.22	%(g)	0.76	%(g)	0.22	%(g)	0.76	%(g)	3.95%		34%
7.91	12.59	32,834	0.27		0.85		0.27		0.85		6.47		3
7.48	0.75	7,563	0.37		0.85		0.37		0.85		6.75		47
7.84	13.10	3,709	0.46		0.85		0.46		0.85		9.11		7
7.65	49.11	3,257	0.45		0.85		0.45		0.85		6.04		13

7.98	4.76	2,156	0.32	(g)	0.86	(g)	0.32	(g)	0.86	(g)	3.78		34
7.91	12.49	1,499	0.37		0.95		0.37		0.95		7.85		3
7.48	4.22	10	0.47	*	0.95	*	0.47	*	0.95	*	8.00	*	47

7.97	4.49	44,126	0.47	(g)	1.01	(g)	0.47	(g)	1.01	(g)	3.92		34
7.91	12.32	34,566	0.52		1.10		0.52		1.10		5.12		3
7.46	0.44	20,794	0.62		1.10		0.62		1.10		8.54		47
7.83	12.85	11	0.71		1.10		0.71		1.10		8.80		7
7.64	48.87	10	0.70		1.10		0.70		1.10		5.56		13

7.96	4.35	2,155	0.72	(g)	1.26	(g)	0.72	(g)	1.26	(g)	3.23		34
7.89	11.96	2,436	0.77		1.35		0.77		1.35		5.18		3
7.43	0.34	1,664	0.88	(d)	1.36	(d)	0.88	(d)	1.36	(d)	5.43		47
7.79	12.44	589	1.06		1.45		1.06		1.45		9.26		7
7.61	48.36	327	1.08		1.45		1.08		1.45		7.75		13

7.94	4.28	6,507	0.72	(g)	1.26	(g)	0.72	(g)	1.26	(g)	3.77		34
7.88	12.08	4,171	0.77		1.35		0.77		1.35		5.13		3
7.42	0.29	1,840	0.88	(d)	1.36	(d)	0.88	(d)	1.36	(d)	5.01		47
7.78	12.49	1,150	1.06		1.45		1.06		1.45		6.97		7
7.60	48.35	181	1.08		1.45		1.08		1.45		6.62		13

7.92	3.65	1,332	1.47	(g)	2.01	(g)	1.47	(g)	2.01	(g)	3.64		34
7.86	11.14	509	1.52		2.10		1.52		2.10		4.33		3
7.37	(0.46)	211	1.63	(d)	2.11	(d)	1.63	(d)	2.11	(d)	5.19		47
7.74	11.48	58	1.81		2.20		1.81		2.20		8.09		7
7.58	47.12	29	1.83		2.20		1.83		2.20		6.59		13

7.97	4.06	2,898	0.97	(g)	1.51	(g)	0.97	(g)	1.51	(g)	3.97		34
7.91	11.68	1,103	1.02		1.60		1.02		1.60		4.19		3
7.42	0.08	848	1.13	(d)	1.61	(d)	1.13	(d)	1.61	(d)	5.75		47
7.79	11.97	110	1.31		1.70		1.31		1.70		10.37		7
7.62	47.92	313	1.33		1.70		1.33		1.70		6.12		13

$10.84	5.57%	$35,891	0.21	%(g)	0.76	%(g)	0.21	%(g)	0.76	%(g)	4.00%		31%
10.68	13.39	27,180	0.25		0.97		0.25		0.97		6.87		6
9.99	(0.10)	2,997	0.34	*	11.28	*	0.34	*	11.28	*	10.67	*	20

10.84	5.59	962	0.31	(g)	0.86	(g)	0.31	(g)	0.86	(g)	3.57		31
10.67	13.16	305	0.35		1.07		0.35		1.07		6.54		6
9.99	(0.10)	10	0.44	*	11.38	*	0.44	*	11.38	*	10.57	*	20

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2014	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO RealRetirement® 2045 Fund (Cont.)
Administrative Class
03/31/2014	$10.68	$0.45	$0.10	$0.55	$(0.37)	$0.00	$(0.02)	$(0.39)
03/31/2013	9.99	0.54	0.74	1.28	(0.59)	0.00	0.00	(0.59)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Class D
03/31/2014	10.67	0.35	0.17	0.52	(0.35)	0.00	(0.02)	(0.37)
03/31/2013	9.99	0.43	0.82	1.25	(0.57)	0.00	0.00	(0.57)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Class A
03/31/2014	10.69	0.43	0.09	0.52	(0.35)	0.00	(0.02)	(0.37)
03/31/2013	9.99	0.70	0.55	1.25	(0.55)	0.00	0.00	(0.55)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Class C
03/31/2014	10.69	0.37	0.09	0.46	(0.28)	0.00	(0.02)	(0.30)
03/31/2013	9.98	0.61	0.56	1.17	(0.46)	0.00	0.00	(0.46)
02/29/2012 - 03/31/2012	10.00	0.08	(0.10)	(0.02)	0.00	0.00	0.00	0.00
Class R
03/31/2014	10.72	0.41	0.10	0.51	(0.33)	0.00	(0.02)	(0.35)
03/31/2013	9.98	0.03	1.20	1.23	(0.49)	0.00	0.00	(0.49)
02/29/2012 - 03/31/2012	10.00	0.08	(0.10)	(0.02)	0.00	0.00	0.00	0.00

PIMCO RealRetirement® 2050 Fund
Institutional Class
03/31/2014	$8.19	$0.34	$0.05	$0.39	$(0.30)	$0.00	$(0.02)	$(0.32)
03/31/2013	7.70	0.53	0.46	0.99	(0.44)	0.00	(0.06)	(0.50)
03/31/2012	8.18	0.52	(0.57)	(0.05)	(0.43)	0.00	0.00	(0.43)
03/31/2011	7.99	0.76	0.23	0.99	(0.80)	0.00	0.00	(0.80)
03/31/2010	5.31	0.47	2.46	2.93	(0.18)	(0.07)	0.00	(0.25)
Class P
03/31/2014	8.18	0.33	0.07	0.40	(0.30)	0.00	(0.02)	(0.32)
03/31/2013	7.70	0.55	0.42	0.97	(0.43)	0.00	(0.06)	(0.49)
10/31/2011 - 03/31/2012	7.65	0.32	(0.01)	0.31	(0.26)	0.00	0.00	(0.26)
Administrative Class
03/31/2014	8.16	0.33	0.04	0.37	(0.28)	0.00	(0.02)	(0.30)
03/31/2013	7.66	0.44	0.52	0.96	(0.40)	0.00	(0.06)	(0.46)
03/31/2012	8.16	0.50	(0.59)	(0.09)	(0.41)	0.00	0.00	(0.41)
03/31/2011	7.98	0.73	0.23	0.96	(0.78)	0.00	0.00	(0.78)
03/31/2010	5.31	0.44	2.47	2.91	(0.17)	(0.07)	0.00	(0.24)
Class D
03/31/2014	8.14	0.23	0.13	0.36	(0.26)	0.00	(0.02)	(0.28)
03/31/2013	7.62	0.40	0.53	0.93	(0.35)	0.00	(0.06)	(0.41)
03/31/2012	8.11	0.51	(0.61)	(0.10)	(0.39)	0.00	0.00	(0.39)
03/31/2011	7.94	0.90	0.04	0.94	(0.77)	0.00	0.00	(0.77)
03/31/2010	5.30	0.71	2.16	2.87	(0.16)	(0.07)	0.00	(0.23)
Class A
03/31/2014	8.14	0.33	0.03	0.36	(0.27)	0.00	(0.02)	(0.29)
03/31/2013	7.62	0.38	0.55	0.93	(0.35)	0.00	(0.06)	(0.41)
03/31/2012	8.11	0.60	(0.69)	(0.09)	(0.40)	0.00	0.00	(0.40)
03/31/2011	7.94	0.70	0.23	0.93	(0.76)	0.00	0.00	(0.76)
03/31/2010	5.29	0.57	2.31	2.88	(0.16)	(0.07)	0.00	(0.23)
Class C
03/31/2014	8.13	0.27	0.03	0.30	(0.21)	0.00	(0.02)	(0.23)
03/31/2013	7.56	0.33	0.53	0.86	(0.23)	0.00	(0.06)	(0.29)
03/31/2012	8.05	0.41	(0.56)	(0.15)	(0.34)	0.00	0.00	(0.34)
03/31/2011	7.89	0.64	0.23	0.87	(0.71)	0.00	0.00	(0.71)
03/31/2010	5.29	0.85	1.96	2.81	(0.14)	(0.07)	0.00	(0.21)

Please see footnotes on page 34.

30	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.84	5.34%	$9,445	0.46	%(g)	1.01	%(g)	0.46	%(g)	1.01	%(g)	4.22%		31%
10.68	13.08	5,701	0.50		1.22		0.50		1.22		5.13		6
9.99	(0.10)	10	0.59	*	11.53	*	0.59	*	11.53	*	10.41	*	20

10.82	5.05	599	0.71	(g)	1.26	(g)	0.71	(g)	1.26	(g)	3.27		31
10.67	12.81	325	0.75		1.47		0.75		1.47		4.09		6
9.99	(0.10)	10	0.84	*	11.78	*	0.84	*	11.78	*	10.15	*	20

10.84	5.02	1,022	0.71	(g)	1.26	(g)	0.71	(g)	1.26	(g)	4.09		31
10.69	12.83	488	0.75		1.47		0.75		1.47		6.66		6
9.99	(0.10)	10	0.84	*	11.78	*	0.84	*	11.78	*	10.15	*	20

10.85	4.36	138	1.46	(g)	2.01	(g)	1.46	(g)	2.01	(g)	3.51		31
10.69	11.91	96	1.50		2.22		1.50		2.22		5.80		6
9.98	(0.20)	10	1.59	*	12.53	*	1.59	*	12.53	*	9.38	*	20

10.88	4.85	612	0.96	(g)	1.51	(g)	0.96	(g)	1.51	(g)	3.85		31
10.72	12.55	240	1.00		1.72		1.00		1.72		0.24		6
9.98	(0.20)	10	1.09	*	12.03	*	1.09	*	12.03	*	9.88	*	20

$8.26	4.96%	$41,310	0.21	%(g)	0.76	%(g)	0.21	%(g)	0.76	%(g)	4.24%		41%
8.19	13.14	26,336	0.26		0.85		0.26		0.85		6.67		7
7.70	(0.42)	5,687	0.36		0.85		0.36		0.85		6.71		42
8.18	12.95	3,748	0.47		0.85		0.47		0.85		9.33		9
7.99	55.35	3,183	0.42		0.85		0.42		0.85		6.50		14

8.26	5.01	551	0.31	(g)	0.86	(g)	0.31	(g)	0.86	(g)	4.12		41
8.18	12.91	168	0.36		0.95		0.36		0.95		6.86		7
7.70	4.20	10	0.46	*	0.95	*	0.46	*	0.95	*	10.00	*	42

8.23	4.74	25,826	0.46	(g)	1.01	(g)	0.46	(g)	1.01	(g)	4.12		41
8.16	12.84	16,651	0.51		1.10		0.51		1.10		5.50		7
7.66	(0.84)	6,947	0.61		1.10		0.61		1.10		6.54		42
8.16	12.57	12	0.72		1.10		0.72		1.10		9.06		9
7.98	54.99	10	0.67		1.10		0.67		1.10		6.07		14

8.22	4.58	2,208	0.71	(g)	1.26	(g)	0.71	(g)	1.26	(g)	2.85		41
8.14	12.44	4,055	0.76		1.35		0.76		1.35		5.05		7
7.62	(1.08)	3,452	0.87	(d)	1.36	(d)	0.87	(d)	1.36	(d)	6.63		42
8.11	12.28	2,741	1.07		1.45		1.07		1.45		11.09		9
7.94	54.36	301	1.03		1.45		1.03		1.45		9.52		14

8.21	4.54	2,331	0.71	(g)	1.26	(g)	0.71	(g)	1.26	(g)	4.09		41
8.14	12.53	1,226	0.76		1.35		0.76		1.35		4.80		7
7.62	(0.93)	772	0.87	(d)	1.36	(d)	0.87	(d)	1.36	(d)	7.92		42
8.11	12.19	204	1.07		1.45		1.07		1.45		8.71		9
7.94	54.65	75	1.02		1.45		1.02		1.45		7.85		14

8.20	3.81	681	1.46	(g)	2.01	(g)	1.46	(g)	2.01	(g)	3.30		41
8.13	11.60	476	1.51		2.10		1.51		2.10		4.20		7
7.56	(1.74)	253	1.62	(d)	2.11	(d)	1.62	(d)	2.11	(d)	5.30		42
8.05	11.42	252	1.82		2.20		1.82		2.20		8.05		9
7.89	53.33	129	1.79		2.20		1.79		2.20		11.32		14

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2014	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO RealRetirement® 2050 Fund (Cont.)
Class R
03/31/2014	$8.14	$0.27	$0.07	$0.34	$(0.25)	$0.00	$(0.02)	$(0.27)
03/31/2013	7.62	0.38	0.53	0.91	(0.33)	0.00	(0.06)	(0.39)
03/31/2012	8.11	0.54	(0.65)	(0.11)	(0.38)	0.00	0.00	(0.38)
03/31/2011	7.94	0.65	0.26	0.91	(0.74)	0.00	0.00	(0.74)
03/31/2010	5.30	0.46	2.40	2.86	(0.15)	(0.07)	0.00	(0.22)

PIMCO RealRetirement® Income and Distribution Fund
Institutional Class
03/31/2014	$8.87	$0.27	$(0.19)	$0.08	$(0.24)	$0.00	$0.00	$(0.24)
03/31/2013	8.52	0.36	0.40	0.76	(0.40)	0.00	(0.01)	(0.41)
03/31/2012	8.51	0.35	0.02	0.37	(0.31)	(0.05)	0.00	(0.36)
03/31/2011	8.30	0.56	0.21	0.77	(0.56)	0.00	0.00	(0.56)
03/31/2010	6.78	0.44	1.47	1.91	(0.33)	(0.06)	0.00	(0.39)
Class P
03/31/2014	8.88	0.26	(0.20)	0.06	(0.23)	0.00	0.00	(0.23)
03/31/2013	8.53	0.44	0.31	0.75	(0.39)	0.00	(0.01)	(0.40)
10/31/2011 - 03/31/2012	8.57	0.05	0.14	0.19	(0.18)	(0.05)	0.00	(0.23)
Administrative Class
03/31/2014	8.87	0.24	(0.19)	0.05	(0.22)	0.00	0.00	(0.22)
03/31/2013	8.50	0.38	0.36	0.74	(0.36)	0.00	(0.01)	(0.37)
03/31/2012	8.51	0.35	(0.02)	0.33	(0.29)	(0.05)	0.00	(0.34)
03/31/2011	8.30	0.49	0.27	0.76	(0.55)	0.00	0.00	(0.55)
03/31/2010	6.77	0.39	1.51	1.90	(0.31)	(0.06)	0.00	(0.37)
Class D
03/31/2014	8.86	0.20	(0.17)	0.03	(0.20)	0.00	0.00	(0.20)
03/31/2013	8.48	0.34	0.37	0.71	(0.32)	0.00	(0.01)	(0.33)
03/31/2012	8.48	0.30	0.03	0.33	(0.28)	(0.05)	0.00	(0.33)
03/31/2011	8.28	0.57	0.15	0.72	(0.52)	0.00	0.00	(0.52)
03/31/2010	6.77	0.64	1.22	1.86	(0.29)	(0.06)	0.00	(0.35)
Class A
03/31/2014	8.86	0.21	(0.17)	0.04	(0.20)	0.00	0.00	(0.20)
03/31/2013	8.47	0.35	0.36	0.71	(0.31)	0.00	(0.01)	(0.32)
03/31/2012	8.47	0.28	0.04	0.32	(0.27)	(0.05)	0.00	(0.32)
03/31/2011	8.27	0.63	0.09	0.72	(0.52)	0.00	0.00	(0.52)
03/31/2010	6.76	0.45	1.41	1.86	(0.29)	(0.06)	0.00	(0.35)
Class C
03/31/2014	8.87	0.15	(0.18)	(0.03)	(0.14)	0.00	0.00	(0.14)
03/31/2013	8.43	0.28	0.36	0.64	(0.19)	0.00	(0.01)	(0.20)
03/31/2012	8.44	0.22	0.04	0.26	(0.22)	(0.05)	0.00	(0.27)
03/31/2011	8.25	0.43	0.23	0.66	(0.47)	0.00	0.00	(0.47)
03/31/2010	6.75	0.34	1.46	1.80	(0.24)	(0.06)	0.00	(0.30)
Class R
03/31/2014	8.88	0.16	(0.15)	0.01	(0.17)	0.00	0.00	(0.17)
03/31/2013	8.46	0.28	0.41	0.69	(0.26)	0.00	(0.01)	(0.27)
03/31/2012	8.47	0.24	0.06	0.30	(0.26)	(0.05)	0.00	(0.31)
03/31/2011	8.27	0.53	0.16	0.69	(0.49)	0.00	0.00	(0.49)
03/31/2010	6.76	0.38	1.46	1.84	(0.27)	(0.06)	0.00	(0.33)

PIMCO Global Multi-Asset Fund
Institutional Class
03/31/2014	$11.37	$0.34	$(1.20)	$(0.86)	$(0.07)	$0.00	$(0.03)	$(0.10)
03/31/2013	11.35	0.29	0.15	0.44	(0.38)	(0.04)	0.00	(0.42)
03/31/2012	12.04	0.34	(0.31)	0.03	(0.56)	(0.16)	0.00	(0.72)
03/31/2011	11.20	0.48	1.08	1.56	(0.50)	(0.22)	0.00	(0.72)
03/31/2010	9.31	0.29	2.23	2.52	(0.49)	(0.14)	0.00	(0.63)

Please see footnotes on page 34.

32	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$8.21	4.25%	$785	0.96	%(g)	1.51	%(g)	0.96	%(g)	1.51	%(g)	3.29%	41%
8.14	12.21	747	1.01		1.60		1.01		1.60		4.82	7
7.62	(1.14)	307	1.12	(d)	1.61	(d)	1.12	(d)	1.61	(d)	7.08	42
8.11	11.86	32	1.32		1.70		1.32		1.70		8.12	9
7.94	54.10	26	1.27		1.70		1.27		1.70		6.32	14

$8.71	0.96%	$18,227	0.15	%(h)	0.65	%(h)	0.15	%(h)	0.65	%(h)	3.12%	26%
8.87	9.04	15,873	0.23		0.75		0.23		0.75		4.03	74
8.52	4.50	9,707	0.32		0.75		0.32		0.75		4.12	14
8.51	9.53	4,885	0.39		0.75		0.39		0.75		6.55	0
8.30	28.20	3,934	0.38		0.75		0.38		0.75		5.48	10

8.71	0.75	283	0.25	(h)	0.75	(h)	0.25	(h)	0.75	(h)	2.98	26
8.88	8.94	210	0.33		0.85		0.33		0.85		4.99	74
8.53	2.30	10	0.42	*	0.85	*	0.42	*	0.85	*	1.46 *	14

8.70	0.61	28,156	0.40	(h)	0.90	(h)	0.40	(h)	0.90	(h)	2.72	26
8.87	8.85	27,540	0.48		1.00		0.48		1.00		4.27	74
8.50	4.08	7,029	0.57		1.00		0.57		1.00		4.08	14
8.51	9.30	22	0.64		1.00		0.64		1.00		5.74	0
8.30	28.11	11	0.63		1.00		0.63		1.00		4.89	10

8.69	0.34	2,008	0.65	(h)	1.15	(h)	0.65	(h)	1.15	(h)	2.27	26
8.86	8.52	3,493	0.73		1.25		0.73		1.25		3.87	74
8.48	3.98	1,557	0.83	(d)	1.26	(d)	0.83	(d)	1.26	(d)	3.51	14
8.48	8.89	390	0.99		1.35		0.99		1.35		6.72	0
8.28	27.52	273	1.00		1.35		1.00		1.35		7.84	10

8.70	0.48	8,635	0.65	(h)	1.15	(h)	0.65	(h)	1.15	(h)	2.47	26
8.86	8.46	9,077	0.73		1.25		0.73		1.25		3.95	74
8.47	3.94	6,065	0.83	(d)	1.26	(d)	0.83	(d)	1.26	(d)	3.28	14
8.47	8.93	3,069	0.99		1.35		0.99		1.35		7.44	0
8.27	27.54	892	0.98		1.35		0.98		1.35		5.68	10

8.70	(0.36)	2,532	1.40	(h)	1.90	(h)	1.40	(h)	1.90	(h)	1.75	26
8.87	7.62	2,612	1.48		2.00		1.48		2.00		3.22	74
8.43	3.21	1,578	1.58	(d)	2.01	(d)	1.58	(d)	2.01	(d)	2.60	14
8.44	8.10	694	1.74		2.10		1.74		2.10		5.04	0
8.25	26.64	310	1.73		2.10		1.73		2.10		4.26	10

8.72	0.16	225	0.90	(h)	1.40	(h)	0.90	(h)	1.40	(h)	1.85	26
8.88	8.26	379	0.98		1.50		0.98		1.50		3.25	74
8.46	3.69	235	1.08	(d)	1.51	(d)	1.08	(d)	1.51	(d)	2.85	14
8.47	8.55	53	1.24		1.60		1.24		1.60		6.23	0
8.27	27.24	115	1.23		1.60		1.23		1.60		4.73	10

$10.41	(7.53)%	$879,815	0.51%		1.00%		0.49%		0.98%		3.17%	94%
11.37	3.93	2,232,436	0.54		1.04		0.52		1.02		2.59	223
11.35	0.54	2,396,376	0.52		0.99		0.52		0.99		2.93	94
12.04	14.34	1,750,218	0.54		0.97		0.54		0.97		4.20	71
11.20	27.20	951,110	0.69		0.95		0.69		0.95		2.60	217

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2014	33

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Global Multi-Asset Fund (Cont.)
Class P
03/31/2014	$11.37	$0.31	$(1.17)	$(0.86)	$(0.07)	$0.00	$(0.03)	$(0.10)
03/31/2013	11.33	0.28	0.15	0.43	(0.35)	(0.04)	0.00	(0.39)
03/31/2012	12.03	0.35	(0.34)	0.01	(0.55)	(0.16)	0.00	(0.71)
03/31/2011	11.19	0.51	1.04	1.55	(0.49)	(0.22)	0.00	(0.71)
03/31/2010	9.31	0.31	2.20	2.51	(0.49)	(0.14)	0.00	(0.63)
Administrative Class
03/31/2014	11.39	0.34	(1.23)	(0.89)	(0.06)	0.00	(0.03)	(0.09)
03/31/2013	11.33	0.27	0.14	0.41	(0.31)	(0.04)	0.00	(0.35)
10/14/2011 - 03/31/2012	11.44	0.08	0.37	0.45	(0.40)	(0.16)	0.00	(0.56)
Class D
03/31/2014	11.42	0.26	(1.19)	(0.93)	(0.04)	0.00	(0.03)	(0.07)
03/31/2013	11.27	0.21	0.16	0.37	(0.18)	(0.04)	0.00	(0.22)
03/31/2012	11.98	0.26	(0.30)	(0.04)	(0.51)	(0.16)	0.00	(0.67)
03/31/2011	11.15	0.41	1.08	1.49	(0.44)	(0.22)	0.00	(0.66)
03/31/2010	9.30	0.22	2.23	2.45	(0.46)	(0.14)	0.00	(0.60)
Class A
03/31/2014	11.42	0.27	(1.20)	(0.93)	(0.04)	0.00	(0.03)	(0.07)
03/31/2013	11.27	0.21	0.16	0.37	(0.18)	(0.04)	0.00	(0.22)
03/31/2012	11.97	0.26	(0.29)	(0.03)	(0.51)	(0.16)	0.00	(0.67)
03/31/2011	11.14	0.41	1.08	1.49	(0.44)	(0.22)	0.00	(0.66)
03/31/2010	9.30	0.22	2.22	2.44	(0.46)	(0.14)	0.00	(0.60)
Class C
03/31/2014	11.31	0.19	(1.19)	(1.00)	(0.00)^	0.00	(0.03)	(0.03)
03/31/2013	11.13	0.13	0.15	0.28	(0.06)	(0.04)	0.00	(0.10)
03/31/2012	11.87	0.18	(0.31)	(0.13)	(0.45)	(0.16)	0.00	(0.61)
03/31/2011	11.06	0.33	1.07	1.40	(0.37)	(0.22)	0.00	(0.59)
03/31/2010	9.28	0.15	2.20	2.35	(0.43)	(0.14)	0.00	(0.57)
Class R
03/31/2014	11.36	0.25	(1.19)	(0.94)	(0.03)	0.00	(0.03)	(0.06)
03/31/2013	11.21	0.20	0.13	0.33	(0.14)	(0.04)	0.00	(0.18)
03/31/2012	11.93	0.25	(0.32)	(0.07)	(0.49)	(0.16)	0.00	(0.65)
03/31/2011	11.13	0.52	0.93	1.45	(0.43)	(0.22)	0.00	(0.65)
03/31/2010	9.30	0.22	2.20	2.42	(0.45)	(0.14)	0.00	(0.59)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.17% to an annual rate of 0.53%.
(c)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.15% to an annual rate of 0.55%.
(d)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(e)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.12% to an annual rate of 0.58%.
(f)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.15% to an annual rate of 0.60%.
(g)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.18% to an annual rate of 0.62%.
(h)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.20% to an annual rate of 0.50%.

34	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.41	(7.58)%	$128,371	0.61%		1.10%		0.59%		1.08%		2.88%		94%
11.37	3.83	789,716	0.64		1.14		0.62		1.12		2.46		223
11.33	0.38	922,381	0.62		1.09		0.62		1.09		3.06		94
12.03	14.26	504,342	0.64		1.07		0.64		1.07		4.39		71
11.19	27.06	164,760	0.78		1.05		0.78		1.05		2.77		217

10.41	(7.80)	128	0.76		1.25		0.74		1.23		3.21		94
11.39	3.72	3,177	0.79		1.29		0.77		1.27		2.38		223
11.33	4.24	2,407	0.77	*	1.24	*	0.77	*	1.24	*	1.55	*	94

10.42	(8.13)	54,599	1.11		1.60		1.09		1.58		2.47		94
11.42	3.35	186,755	1.14		1.64		1.12		1.62		1.89		223
11.27	(0.09)	242,360	1.12		1.59		1.12		1.59		2.24		94
11.98	13.71	222,235	1.14		1.57		1.14		1.57		3.54		71
11.15	26.39	121,844	1.29		1.55		1.29		1.55		2.02		217

10.42	(8.14)	277,675	1.11		1.60		1.09		1.58		2.51		94
11.42	3.35	887,996	1.14		1.64		1.12		1.62		1.89		223
11.27	0.01	1,229,935	1.12		1.59		1.12		1.59		2.29		94
11.97	13.72	1,030,403	1.14		1.57		1.14		1.57		3.61		71
11.14	26.30	548,302	1.29		1.55		1.29		1.55		2.05		217

10.28	(8.83)	252,325	1.86		2.35		1.84		2.33		1.76		94
11.31	2.58	737,592	1.89		2.39		1.87		2.37		1.18		223
11.13	(0.87)	917,668	1.87		2.34		1.87		2.34		1.60		94
11.87	12.92	714,316	1.89		2.32		1.89		2.32		2.90		71
11.06	25.40	332,605	2.04		2.30		2.04		2.30		1.37		217

10.36	(8.27)	13,919	1.36		1.85		1.34		1.83		2.33		94
11.36	3.02	20,858	1.39		1.89		1.37		1.87		1.79		223
11.21	(0.31)	19,436	1.37		1.84		1.37		1.84		2.16		94
11.93	13.39	11,560	1.39		1.82		1.39		1.82		4.46		71
11.13	26.05	1,085	1.53		1.80		1.53		1.80		2.03		217

ANNUAL REPORT	MARCH 31, 2014	35

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO RealRetirement® 2015 Fund	PIMCO RealRetirement® 2020 Fund	PIMCO RealRetirement® 2025 Fund	PIMCO RealRetirement® 2030 Fund

Assets:
Investments, at value
Investments in securities	$4,305	$9,456	$7,528	$11,282
Investments in Affiliates	49,440	92,424	71,302	107,288
Financial Derivative Instruments
Exchange-traded or centrally cleared	109	245	235	423
Over the counter	326	635	467	666
Cash	61	1	0	0
Deposits with counterparty	466	838	843	1,307
Foreign currency, at value	38	81	76	207
Receivable for investments sold	23	46	34	55
Receivable for Fund shares sold	534	544	1,620	1,124
Interest and dividends receivable	22	32	14	4
Dividends receivable from Affiliates	69	106	72	88
	55,393	104,408	82,191	122,444

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$938	$0	$0	$0
Financial Derivative Instruments
Exchange-traded or centrally cleared	51	118	112	199
Over the counter	50	101	74	119
Payable for investments purchased	0	0	0	0
Payable for investments in Affiliates purchased	69	106	72	88
Deposits from counterparty	0	360	260	370
Payable for Fund shares redeemed	163	302	118	1,435
Accrued investment advisory fees	1	8	6	11
Accrued supervisory and administrative fees	3	8	5	8
Accrued distribution fees	6	12	9	14
Accrued servicing fees	1	3	1	3
Reimbursement to PIMCO	3	0	4	0
	1,285	1,018	661	2,247

Net Assets	$54,108	$103,390	$81,530	$120,197

Net Assets Consist of:
Paid in capital	$53,844	$102,396	$79,735	$116,187
(Overdistributed) net investment income	(26)	(68)	(33)	(110)
Accumulated undistributed net realized gain (loss)	52	(417)	58	(641)
Net unrealized appreciation	238	1,479	1,770	4,761
	$54,108	$103,390	$81,530	$120,197

Cost of Investments in Securities	$4,295	$9,379	$7,416	$11,042
Cost of Investments in Affiliates	$49,147	$90,950	$69,574	$102,698
Cost of Foreign Currency Held	$38	$82	$76	$209
Cost or Premiums of Financial Derivative Instruments, net	$346	$695	$530	$808

* Includes repurchase agreements of:	$0	$519	$152	$312

36	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

PIMCO RealRetirement® 2035 Fund	PIMCO RealRetirement® 2040 Fund	PIMCO RealRetirement® 2045 Fund	PIMCO RealRetirement® 2050 Fund	PIMCO RealRetirement® Income and Distribution Fund

$8,857	$14,181	$7,174	$11,927	$4,933
65,590	91,748	41,070	61,538	57,859

311	466	227	355	120
427	603	241	407	410
0	1	0	0	1
1,028	1,373	682	1,044	368
141	218	98	151	58
33	49	21	35	28
818	261	158	233	35
0	0	0	0	25
47	44	12	18	85
77,252	108,944	49,683	75,708	63,922

$0	$0	$0	$0	$3,120

144	221	107	166	55
78	113	50	81	62
439	1,780	814	1,364	0
47	44	12	18	85
260	320	0	260	260
1,333	25	18	107	260
6	14	6	9	0
4	7	3	4	5
8	11	2	6	7
1	2	0	1	2
3	0	2	0	0
2,323	2,537	1,014	2,016	3,856

$74,929	$106,407	$48,669	$73,692	$60,066

$71,634	$101,291	$46,330	$70,915	$60,086
(82)	(201)	(69)	(118)	(39)
(357)	(1,168)	(444)	(1,225)	(374)
3,734	6,485	2,852	4,120	393
$74,929	$106,407	$48,669	$73,692	$60,066

$8,676	$13,896	$7,025	$11,675	$4,919
$61,996	$85,482	$38,334	$57,586	$57,378
$143	$220	$99	$153	$58
$528	$762	$324	$557	$443

$440	$495	$517	$590	$105

ANNUAL REPORT	MARCH 31, 2014	37

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amount)	PIMCO RealRetirement® 2015 Fund	PIMCO RealRetirement® 2020 Fund	PIMCO RealRetirement® 2025 Fund	PIMCO RealRetirement® 2030 Fund

Net Assets:
Institutional Class	$19,391	$36,706	$28,681	$40,591
Class P	270	746	1,226	1,306
Administrative Class	28,697	47,488	43,186	61,245
Class D	986	3,356	2,693	3,166
Class A	3,721	8,731	3,610	8,862
Class C	873	3,503	775	2,072
Class R	170	2,860	1,359	2,955

Shares Issued and Outstanding:
Institutional Class	1,907	4,406	2,815	5,033
Class P	27	90	120	162
Administrative Class	2,821	5,587	4,239	7,588
Class D	97	402	264	393
Class A	364	1,050	354	1,104
Class C	85	419	76	256
Class R	17	342	133	366

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$10.17	$8.33	$10.19	$8.06
Class P	10.17	8.33	10.19	8.07
Administrative Class	10.17	8.50	10.19	8.07
Class D	10.20	8.34	10.20	8.05
Class A	10.21	8.31	10.21	8.03
Class C	10.22	8.37	10.21	8.09
Class R	10.15	8.37	10.20	8.08

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

38	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

PIMCO RealRetirement® 2035 Fund	PIMCO RealRetirement® 2040 Fund	PIMCO RealRetirement® 2045 Fund	PIMCO RealRetirement® 2050 Fund	PIMCO RealRetirement® Income and Distribution Fund

$30,832	$47,233	$35,891	$41,310	$18,227
1,526	2,156	962	551	283
37,683	44,126	9,445	25,826	28,156
1,304	2,155	599	2,208	2,008
2,485	6,507	1,022	2,331	8,635
295	1,332	138	681	2,532
804	2,898	612	785	225

2,999	5,923	3,310	5,000	2,094
148	270	89	67	32
3,666	5,535	872	3,137	3,235
127	271	55	269	231
242	820	94	284	993
29	168	13	83	291
78	364	56	95	26

$10.28	$7.98	$10.84	$8.26	$8.71
10.28	7.98	10.84	8.26	8.71
10.28	7.97	10.84	8.23	8.70
10.27	7.96	10.82	8.22	8.69
10.27	7.94	10.84	8.21	8.70
10.33	7.92	10.85	8.20	8.70
10.29	7.97	10.88	8.21	8.72

ANNUAL REPORT	MARCH 31, 2014	39

Consolidated Statement of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Global Multi- Asset Fund

Assets:
Investments, at value
Investments in securities*	$686,249
Investments in Affiliates	1,146,160
Financial Derivative Instruments
Exchange-traded or centrally cleared	15,526
Over the counter	37,592
Cash	18
Deposits with counterparty	34,744
Foreign currency, at value	16,488
Receivable for investments sold	78,628
Receivable for investments sold on a delayed-delivery basis	18,533
Receivable for Fund shares sold	1,183
Interest and dividends receivable	2,912
Dividends receivable from Affiliates	3,050
Reimbursement receivable from PIMCO	17
Other assets	36
2,041,136

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$124,186
Payable for sale-buyback transactions	222,593
Payable for short sales	1,006
Financial Derivative Instruments
Exchange-traded or centrally cleared	9,113
Over the counter	23,443
Payable for investments purchased	2,511
Payable for investments in Affiliates purchased	2,981
Deposits from counterparty	30,570
Payable for Fund shares redeemed	17,010
Accrued investment advisory fees	340
Accrued supervisory and administrative fees	258
Accrued distribution fees	174
Accrued servicing fees	114
Other liabilities	5
434,304

Net Assets	$1,606,832

Net Assets Consist of:
Paid in capital	$1,871,584
Undistributed net investment income	(72,830)
Accumulated undistributed net realized (loss)	(229,828)
Net unrealized appreciation	37,906
$1,606,832

Cost of Investments in Securities	$675,681
Cost of Investments in Affiliates	$1,112,197
Cost of Foreign Currency Held	$16,479
Proceeds Received on Short Sales	$1,004
Cost or Premiums of Financial Derivative Instruments, net	$28,635

* Includes repurchase agreements of:	$29,223

40	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

(Amounts in thousands, except per share amounts)	PIMCO Global Multi- Asset Fund

Net Assets:
Institutional Class	$879,815
Class P	128,371
Administrative Class	128
Class D	54,599
Class A	277,675
Class C	252,325
Class R	13,919

Shares Issued and Outstanding:
Institutional Class	84,520
Class P	12,330
Administrative Class	12
Class D	5,237
Class A	26,638
Class C	24,530
Class R	1,343

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$10.41
Class P	10.41
Administrative Class	10.41
Class D	10.42
Class A	10.42
Class C	10.28
Class R	10.36

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2014	41

Statements of Operations

Year Ended March 31, 2014
(Amounts in thousands)	PIMCO RealRetirement® 2015 Fund	PIMCO RealRetirement® 2020 Fund	PIMCO RealRetirement® 2025 Fund	PIMCO RealRetirement® 2030 Fund

Investment Income:
Interest	$54	$85	$34	$11
Dividends	31	107	110	191
Dividends from Investments in Affiliates	1,517	2,870	2,439	3,849
Total Income	1,602	3,062	2,583	4,051

Expenses:
Investment advisory fees	308	593	466	704
Supervisory and administrative fees	39	90	55	92
Distribution and/or servicing fees - Administrative Class	67	113	102	136
Distribution and/or servicing fees - Class D	3	8	5	8
Distribution fees - Class C	6	22	4	15
Distribution fees - Class R	1	5	3	6
Servicing fees - Class A	8	20	8	21
Servicing fees - Class C	2	8	1	5
Servicing fees - Class R	0	5	3	6
Interest expense	1	0	1	0
Reimbursement to PIMCO	0	0	0	0
Miscellaneous expense	2	0	3	0
Total Expenses	437	864	651	993
Waiver and/or Reimbursement by PIMCO	(252)	(480)	(390)	(565)
Net Expenses	185	384	261	428

Net Investment Income	1,417	2,678	2,322	3,623

Net Realized Gain (Loss):
Investments in securities	(65)	(182)	(115)	(214)
Investments in Affiliates	(50)	(347)	205	(167)
Net capital gain distributions received from Affiliate investments	696	1,350	1,193	2,025
Exchange-traded or centrally cleared financial derivative instruments	(414)	(1,009)	(954)	(1,720)
Over the counter financial derivative instruments	(230)	(540)	(355)	(585)
Foreign currency	22	39	32	49
Net Realized Gain (Loss)	(41)	(689)	6	(612)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	27	88	83	161
Investments in Affiliates	(946)	(1,319)	(884)	542
Exchange-traded or centrally cleared financial derivative instruments	37	166	127	283
Over the counter financial derivative instruments	(25)	(1)	(39)	(7)
Foreign currency assets and liabilities	0	0	(1)	(1)
Net Change in Unrealized Appreciation (Depreciation)	(907)	(1,066)	(714)	978
Net Gain (Loss)	(948)	(1,755)	(708)	366

Net Increase in Net Assets Resulting from Operations	$469	$923	$1,614	$3,989

42	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

PIMCO RealRetirement® 2035 Fund	PIMCO RealRetirement® 2040 Fund	PIMCO RealRetirement® 2045 Fund	PIMCO RealRetirement® 2050 Fund	PIMCO RealRetirement® Income and Distribution Fund

$0	$0	$0	$0	$59
137	202	97	172	30
2,650	3,690	1,606	2,582	1,837
2,787	3,892	1,703	2,754	1,926

450	637	277	435	366
45	74	25	46	67
85	97	18	52	71
2	6	1	8	6
1	8	1	5	20
2	6	1	2	1
6	13	2	4	23
1	3	0	1	6
1	6	1	2	1
0	0	0	0	2
0	0	0	0	0
3	0	2	0	0
596	850	328	555	563
(371)	(493)	(215)	(340)	(303)
225	357	113	215	260

2,562	3,535	1,590	2,539	1,666

(101)	(139)	(87)	(156)	(43)
(76)	(749)	(358)	(740)	(169)
1,475	2,148	904	1,403	759
(1,492)	(2,197)	(980)	(1,531)	(479)
(355)	(580)	(165)	(344)	(314)
37	46	22	38	24
(512)	(1,471)	(664)	(1,330)	(222)

89	108	90	156	39
599	2,154	1,088	1,671	(1,191)
222	327	141	190	15
(35)	1	(18)	(8)	3
(2)	(3)	(1)	(2)	0
873	2,587	1,300	2,007	(1,134)
361	1,116	636	677	(1,356)

$2,923	$4,651	$2,226	$3,216	$310

ANNUAL REPORT	MARCH 31, 2014	43

Consolidated Statement of Operations

Year Ended March 31, 2014
(Amounts in thousands)	PIMCO Global Multi- Asset Fund

Investment Income:
Interest, net of foreign taxes*	$39,235
Dividends	15,638
Dividends from Investments in Affiliates	63,203
Miscellaneous income	10
Total Income	118,086

Expenses:
Investment advisory fees	29,844
Supervisory and administrative fees	6,475
Distribution and/or servicing fees - Administrative Class	7
Distribution and/or servicing fees - Class D	301
Distribution fees - Class C	3,659
Distribution fees - Class R	44
Servicing fees - Class A	1,428
Servicing fees - Class C	1,220
Servicing fees - Class R	44
Trustees fees	4
Interest expense	552
Total Expenses	43,578
Waiver and/or Reimbursement by PIMCO	(15,272)
Net Expenses	28,306

Net Investment Income	89,780

Net Realized Gain (Loss):
Investments in securities	(212,984)
Investments in Affiliates	85,243
Net capital gain distributions received from Affiliate investments	15,208
Exchange-traded or centrally cleared financial derivative instruments	(232,414)
Over the counter financial derivative instruments	(47,929)
Foreign currency	(8,798)
Net Realized (Loss)	(401,674)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(16,693)
Investments in Affiliates	(122,086)
Exchange-traded or centrally cleared financial derivative instruments	38,429
Over the counter financial derivative instruments	30,789
Foreign currency assets and liabilities	428
Net Change in Unrealized (Depreciation)	(69,133)
Net (Loss)	(470,807)

Net (Decrease) in Net Assets Resulting from Operations	$(381,027)

* Foreign tax withholdings	$10

44	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO RealRetirement® 2015 Fund		PIMCO RealRetirement® 2020 Fund		PIMCO RealRetirement® 2025 Fund

	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

(Amounts in thousands)

Increase in Net Assets from:

Operations:
Net investment income	$1,417	$1,419	$2,678	$2,963	$2,322	$2,163
Net realized gain (loss)	(41)	268	(689)	416	6	287
Net change in unrealized appreciation (depreciation)	(907)	964	(1,066)	2,406	(714)	1,953
Net increase resulting from operations	469	2,651	923	5,785	1,614	4,403

Distributions to Shareholders:
From net investment income
Institutional Class	(503)	(501)	(908)	(1,195)	(790)	(741)
Class P	(6)	(8)	(19)	(9)	(32)	(37)
Administrative Class	(681)	(938)	(1,084)	(1,472)	(1,193)	(1,441)
Class D	(25)	(42)	(74)	(119)	(60)	(63)
Class A	(75)	(97)	(181)	(244)	(87)	(87)
Class C	(13)	(9)	(48)	(33)	(13)	(5)
Class R	(3)	(4)	(48)	(29)	(30)	(7)
Tax basis return of capital
Institutional Class	0	0	(59)	(130)	0	(35)
Class P	0	0	(1)	(1)	0	(1)
Administrative Class	0	0	(81)	(180)	0	(74)
Class D	0	0	(6)	(18)	0	(4)
Class A	0	0	(14)	(32)	0	(5)
Class C	0	0	(5)	(8)	0	(0)^
Class R	0	0	(4)	(5)	0	(0)^

Total Distributions	(1,306)	(1,599)	(2,532)	(3,475)	(2,205)	(2,500)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	6,804	27,443	16,405	43,082	13,028	43,983

Total Increase in Net Assets	5,967	28,495	14,796	45,392	12,437	45,886

Net Assets:
Beginning of year	48,141	19,646	88,594	43,202	69,093	23,207
End of year*	$54,108	$48,141	$103,390	$88,594	$81,530	$69,093

* Including (overdistributed) net investment income of:	$(26)	$(22)	$(68)	$(51)	$(33)	$(31)

**	See Note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

ANNUAL REPORT	MARCH 31, 2014	45

Statements of Changes in Net Assets (Cont.)

	PIMCO RealRetirement® 2030 Fund		PIMCO RealRetirement® 2035 Fund		PIMCO RealRetirement® 2040 Fund

	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

(Amounts in thousands)

Increase in Net Assets from:

Operations:
Net investment income	$3,623	$3,076	$2,562	$2,107	$3,535	$3,181
Net realized gain (loss)	(612)	473	(512)	256	(1,471)	413
Net change in unrealized appreciation (depreciation)	978	3,344	873	2,446	2,587	3,551
Net increase resulting from operations	3,989	6,893	2,923	4,809	4,651	7,145

Distributions to Shareholders:
From net investment income
Institutional Class	(1,202)	(1,042)	(1,049)	(1,008)	(1,382)	(1,513)
Class P	(32)	(31)	(43)	(46)	(57)	(68)
Administrative Class	(1,783)	(1,692)	(1,212)	(1,104)	(1,306)	(1,435)
Class D	(91)	(105)	(34)	(26)	(69)	(98)
Class A	(248)	(235)	(80)	(56)	(172)	(152)
Class C	(49)	(18)	(6)	(3)	(28)	(13)
Class R	(71)	(25)	(20)	(3)	(69)	(32)
Tax basis return of capital
Institutional Class	0	(157)	0	(83)	(148)	(191)
Class P	0	(4)	0	(3)	(6)	(7)
Administrative Class	0	(292)	0	(110)	(148)	(246)
Class D	0	(24)	0	(3)	(9)	(18)
Class A	0	(41)	0	(4)	(20)	(27)
Class C	0	(10)	0	(0)^	(4)	(3)
Class R	0	(6)	0	(0)^	(8)	(8)

Total Distributions	(3,476)	(3,682)	(2,444)	(2,449)	(3,426)	(3,811)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	27,109	56,507	14,380	38,703	28,064	40,854

Total Increase in Net Assets	27,622	59,718	14,859	41,063	29,289	44,188

Net Assets:
Beginning of year	92,575	32,857	60,070	19,007	77,118	32,930
End of year*	$120,197	$92,575	$74,929	$60,070	$106,407	$77,118

* Including (overdistributed) net investment income of:	$(110)	$(34)	$(82)	$(25)	$(201)	$(29)

**	See Note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

46	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

PIMCO RealRetirement® 2045 Fund		PIMCO RealRetirement® 2050 Fund		PIMCO RealRetirement® Income and Distribution Fund

Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

$1,590	$1,359	$2,539	$1,996	$1,666	$1,766
(664)	209	(1,330)	195	(222)	50
1,300	1,555	2,007	2,214	(1,134)	1,598
2,226	3,123	3,216	4,405	310	3,414

(1,109)	(1,342)	(1,326)	(1,214)	(501)	(528)
(17)	(12)	(11)	(6)	(6)	(6)
(268)	(180)	(757)	(631)	(718)	(951)
(16)	(6)	(93)	(157)	(52)	(98)
(26)	(19)	(61)	(41)	(209)	(271)
(3)	(2)	(17)	(11)	(41)	(46)
(15)	(2)	(20)	(22)	(5)	(9)

(43)	0	(88)	(132)	0	(8)
(1)	0	(1)	(1)	0	(0)^
(10)	0	(53)	(84)	0	(16)
(1)	0	(8)	(25)	0	(2)
(1)	0	(4)	(7)	0	(6)
0	0	(2)	(3)	0	(2)
(1)	0	(2)	(3)	0	(0)^

(1,511)	(1,563)	(2,443)	(2,337)	(1,532)	(1,943)

13,619	29,718	23,260	30,163	2,104	31,532

14,334	31,278	24,033	32,231	882	33,003

34,335	3,057	49,659	17,428	59,184	26,181
$48,669	$34,335	$73,692	$49,659	$60,066	$59,184

$(69)	$(13)	$(118)	$(13)	$(39)	$(31)

ANNUAL REPORT	MARCH 31, 2014	47

Consolidated Statements of Changes in Net Assets

	PIMCO Global Multi-Asset Fund

	Year Ended March 31, 2014	Year Ended March 31, 2013

(Amounts in thousands)

(Decrease) in Net Assets from:

Operations:
Net investment income	$89,780	$116,208
Net realized gain (loss)	(401,674)	12,722
Net change in unrealized appreciation (depreciation)	(69,133)	45,696
Net increase (decrease) resulting from operations	(381,027)	174,626

Distributions to Shareholders:
From net investment income
Institutional Class	(14,307)	(75,202)
Class P	(3,746)	(26,055)
Administrative Class	(20)	(72)
Class D	(660)	(3,131)
Class A	(3,015)	(14,898)
Class C	(470)	(4,333)
Class R	(66)	(254)
From net realized capital gains
Institutional Class	0	(8,878)
Class P	0	(3,424)
Administrative Class	0	(9)
Class D	0	(778)
Class A	0	(3,743)
Class C	0	(3,154)
Class R	0	(78)
Tax basis return of capital
Institutional Class	(3,872)	0
Class P	(997)	0
Administrative Class	(6)	0
Class D	(286)	0
Class A	(1,355)	0
Class C	(1,158)	0
Class R	(42)	0

Total Distributions	(30,000)	(144,009)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(2,840,671)	(902,650)

Total (Decrease) in Net Assets	(3,251,698)	(872,033)

Net Assets:
Beginning of year	4,858,530	5,730,563
End of year*	$1,606,832	$4,858,530

* Including (overdistributed) net investment income of:	$(72,830)	$(24,447)

**	See Note 13 in the Notes to Financial Statements.

48	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows

Year Ended March 31, 2014
(Amounts in thousands)	PIMCO Global Multi- Asset Fund

Cash flows provided by operating activities:

Net (decrease) in net assets resulting from operations	$(381,027)

Adjustments to reconcile net (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(3,272,216)
Proceeds from sales of long-term securities	7,500,345
Proceeds from sales of short-term portfolio investments, net	86,845
Decrease in deposits with counterparty	50,473
(Increase) in receivable for investments sold	(31,375)
Decrease in interest and dividends receivable	10,413
(Increase) in exchange-traded or centrally cleared derivatives	(186,740)
(Increase) in over the counter derivatives	(19,666)
Decrease in reimbursement receivable from PIMCO	154
(Decrease) in payable for investments purchased	(121,977)
(Decrease) in deposits from counterparty	(28,013)
(Decrease) in accrued investment advisory fees	(1,723)
(Decrease) in accrued supervisory and administrative fees	(624)
(Decrease) in accrued distribution fee	(349)
(Decrease) in accrued servicing fee	(241)
Payments on short sales transactions, net	(41)
Payments on currency transactions	(8,373)
Net Realized (Gain) Loss
Investments in securities	212,984
Investments in Affiliates	(85,243)
Net capital gain distributions received from Affiliate investments	(15,208)
Exchange-traded or centrally cleared financial derivative instruments	232,414
Over the counter financial derivative instruments	47,929
Foreign currency	8,798
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	16,693
Investments in Affiliates	122,086
Exchange-traded or centrally cleared financial derivative instruments	(38,429)
Over the counter financial derivative instruments	(30,789)
Foreign currency assets and liabilities	(428)
Net amortization (accretion) on investments	(11,230)
Net cash provided by operating activities	4,055,442

Cash flows (used for) financing activities:
Proceeds from shares sold	502,503
Payments on shares redeemed	(3,371,474)
Cash dividend paid*	(6,677)
Proceeds from reverse repurchase agreements	15,790,266
Payments on reverse repurchase agreements	(16,872,795)
Proceeds from sale-buyback transactions	6,990,985
Payments on sale-buyback transactions	(7,089,782)
Proceeds from deposits from counterparty	6,270
Payments on deposits from counterparty	(11,450)
Net cash (used for) financing activities	(4,062,154)

Net (Decrease) in Cash and Foreign Currency	(6,712)

Cash and Foreign Currency:
Beginning of year	23,218
End of year	$16,506

* Reinvestment of dividends	$23,323

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$710

ANNUAL REPORT	MARCH 31, 2014	49

Schedule of Investments PIMCO RealRetirement® 2015 Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 7.9%

U.S. TREASURY OBLIGATIONS 5.5%
U.S. Treasury Notes
1.750% due 05/15/2023 (b)	$3,200	$2,965

Total U.S. Treasury Obligations (Cost $2,972)		2,965

	SHARES
EXCHANGE-TRADED FUNDS 2.4%
iShares China Large Cap Index Fund	17,200	615
Vanguard FTSE Emerging Markets ETF	5,300	215
Vanguard REIT ETF	7,220	510

Total Exchange-Traded Funds (Cost $1,323)		1,340

Total Investments in Securities (Cost $4,295)		4,305

INVESTMENTS IN AFFILIATES 91.4%

MUTUAL FUNDS (a) 86.0%
PIMCO CommoditiesPLUS® Strategy Fund	167,275	1,872

	SHARES	MARKET VALUE (000S)
PIMCO Emerging Markets Bond Fund	346,082	$3,748
PIMCO EqS Pathfinder Fund®	71,460	873
PIMCO EqS® Emerging Markets Fund	72,581	613
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	300,468	3,221
PIMCO Global Advantage® Strategy Bond Fund	194,590	2,189
PIMCO High Yield Fund	286,875	2,791
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	214,501	1,718
PIMCO Mortgage Opportunities Fund	20,238	224
PIMCO Real Return Fund	660,777	7,388
PIMCO RealEstateRealReturn Strategy Fund	202,071	877
PIMCO Short-Term Fund	102,932	1,017
PIMCO Small Cap StocksPLUS® AR Strategy Fund	157,510	1,551
PIMCO StocksPLUS® Fund	522,338	5,213
PIMCO Total Return Fund	1,164,458	12,553

	SHARES	MARKET VALUE (000S)
PIMCO TRENDS Managed Futures Strategy Fund	66,271	$673

Total Mutual Funds (Cost $46,228)		46,521

SHORT-TERM INSTRUMENTS 5.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.4%
PIMCO Short-Term Floating NAV Portfolio	281,294	2,815
PIMCO Short-Term Floating NAV Portfolio III	10,434	104

Total Short-Term Instruments (Cost $2,919)		2,919

Total Investments in Affiliates (Cost $49,147)		49,440

Total Investments 99.3% (Cost $53,442)		$53,745

Financial Derivative Instruments (c)(d) 0.6% (Cost or Premiums, net $346)		334

Other Assets and Liabilities, net 0.1%		29

Net Assets 100.0%		$54,108

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions
FOB	0.160%	03/19/2014	04/09/2014	$(937)	$(938)

Total Sale-Buyback Transactions					$(938)

(1)

As of March 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2014 was $1,269 at a weighted average interest rate of 0.067%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(b)	Securities with an aggregate market value of $927 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Master Securities Forward Transaction Agreement
FOB	$0	$0	$(938)	$0	$(938)	$927	$(11)

Total Borrowings and Other Financing Transactions	$0	$0	$(938)	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

50	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$60.000	03/20/2015	96	$26	$23
Put - CBOE iShares MSCI Emerging Markets Index Fund	36.000	03/20/2015	94	20	17

				$46	$40

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,600.000	01/17/2015	10	$72	$34
Put - CBOE S&P 500 Index	1,650.000	03/20/2015	3	19	16

				$91	$50

Total Purchased Options				$137	$90

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$55.000	03/20/2015	96	$(15)	$(14)
Put - CBOE iShares MSCI Emerging Markets Index Fund	31.000	03/20/2015	94	(9)	(8)

				$(24)	$(22)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,650.000	04/19/2014	6	$(8)	$0
Put - CBOE S&P 500 Index	1,750.000	04/19/2014	3	(9)	(1)
Put - CBOE S&P 500 Index	1,425.000	01/17/2015	10	(36)	(16)
Put - CBOE S&P 500 Index	1,450.000	03/20/2015	3	(9)	(7)

				$(62)	$(24)

Total Written Options				$(86)	$(46)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2014	4	$3	$3	$0
Gold 100 oz. June Futures	Short	06/2014	5	14	5	0
Nikkei 225 Index June Futures	Long	06/2014	12	(23)	7	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	9	(7)	0	(1)
U.S. Treasury 30-Year Bond June Futures	Long	06/2014	13	14	0	(4)

Total Futures Contracts				$1	$15	$(5)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	$800	$(1)	$(40)	$4	$0

Total Swap Agreements					$(1)	$(40)	$4	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	51

Schedule of Investments PIMCO RealRetirement® 2015 Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

Cash of $217 has been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Cash of $249 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$90	$15	$4	$109	$(46)	$(5)	$0	$(51)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		AUD	206	$		183	$0	$(8)

BRC	04/2014		BRL	215			95	0	0
	04/2014		EUR	688			954	7	0
	04/2014	$		88		BRL	215	6	0
	05/2014		AUD	202	$		186	0	(1)

CBK	05/2014	$		354		JPY	36,059	0	(4)

FBF	04/2014		BRL	193	$		82	0	(3)
	04/2014	$		85		BRL	193	0	0
	05/2014			81			193	3	0

RYL	04/2014			948		EUR	688	0	0
	05/2014		EUR	688	$		948	0	0

UAG	04/2014		BRL	1,250			527	0	(24)
	04/2014	$		514		BRL	1,250	37	0
	05/2014			523			1,250	23	0

Total Forward Foreign Currency Contracts								$76	$(40)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	2,300	$40	$33

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,000	0	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		2,400	95	78

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		2,900	61	42
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		2,900	124	95

								$320	$248

Total Purchased Options								$320	$248

WRITTEN OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC Nikkei Stock Average Volatility Index	13,950.000	04/25/2014	JPY	1,127	$(23)	$(10)

Total Written Options						$(23)	$(10)

52	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in JPY		Premiums
Balance at 03/31/2013	9	JPY	0	$(16)
Sales	230		1,504	(134)
Closing Buys	(3)		0	7
Expirations	(24)		(377)	34
Exercised	0		0	0

Balance at 03/31/2014	212	JPY	1,127	$(109)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.400%	$ 100	$(2)	$4	$2	$0

Total Swap Agreements						$(2)	$4	$2	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$33	$0	$33	$(8)	$0	$0	$(8)	$25	$0	$25
BPS	0	0	0	0	0	(10)	0	(10)	(10)	0	(10)
BRC	13	0	0	13	(1)	0	0	(1)	12	0	12
CBK	0	0	2	2	(4)	0	0	(4)	(2)	0	(2)
FBF	3	0	0	3	(3)	0	0	(3)	0	0	0
JPM	0	78	0	78	0	0	0	0	78	0	78
MYC	0	137	0	137	0	0	0	0	137	0	137
UAG	60	0	0	60	(24)	0	0	(24)	36	0	36

Total Over the Counter	$76	$248	$2	$326	$(40)	$(10)	$0	$(50)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	53

Schedule of Investments PIMCO RealRetirement® 2015 Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$90	$0	$0	$90
Futures	5	0	10	0	0	15
Swap Agreements	0	0	0	0	4	4

	$5	$0	$100	$0	$4	$109

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$76	$0	$76
Purchased Options	0	0	0	0	248	248
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$76	$248	$326

	$5	$2	$100	$76	$252	$435

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$46	$0	$0	$46
Futures	0	0	0	0	5	5

	$0	$0	$46	$0	$5	$51

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40	$0	$40
Written Options	0	0	10	0	0	10

	$0	$0	$10	$40	$0	$50

	$0	$0	$56	$40	$5	$101

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(39)	$0	$(214)	$0	$0	$(253)
Written Options	0	0	36	0	0	36
Futures	(9)	0	(188)	0	63	(134)
Swap Agreements	0	(33)	0	0	(30)	(63)

	$(48)	$(33)	$(366)	$0	$33	$(414)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(215)	$0	$(215)
Written Options	0	0	6	0	0	6
Swap Agreements	0	(21)	0	0	0	(21)

	$0	$(21)	$6	$(215)	$0	$(230)

	$(48)	$(54)	$(360)	$(215)	$33	$(644)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$20	$0	$0	$20
Written Options	0	0	24	0	0	24
Futures	14	0	11	0	8	33
Swap Agreements	0	0	0	0	(40)	(40)

	$14	$0	$55	$0	$(32)	$37

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14	$0	$14
Purchased Options	0	0	0	0	(69)	(69)
Written Options	0	0	13	0	0	13
Swap Agreements	0	17	0	0	0	17

	$0	$17	$13	$14	$(69)	$(25)

	$14	$17	$68	$14	$(101)	$12

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

54	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$2,965	$0	$2,965
Exchange-Traded Funds	1,340	0	0	1,340
	$1,340	$2,965	$0	$4,305

Investments in Affiliates, at Value
Mutual Funds	46,521	0	0	46,521
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,919	0	0	2,919
	$49,440	$0	$0	$49,440

Total Investments	$50,780	$2,965	$0	$53,745

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$15	$94	$0	$109
Over the counter	0	326	0	326
	$15	$420	$0	$435

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5)	(46)	0	(51)
Over the counter	0	(50)	0	(50)
	$(5)	$(96)	$0	$(101)

Totals	$50,790	$3,289	$0	$54,079

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	55

Schedule of Investments PIMCO RealRetirement® 2020 Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 9.1%

U.S. TREASURY OBLIGATIONS 4.3%
U.S. Treasury Notes
1.750% due 05/15/2023	$4,800	$4,448

Total U.S. Treasury Obligations (Cost $4,461)		4,448

	SHARES
EXCHANGE-TRADED FUNDS 4.2%
iShares China Large Cap Index Fund	44,100	1,578
Vanguard FTSE Emerging Markets ETF	27,550	1,118
Vanguard REIT ETF	24,540	1,733

Total Exchange-Traded Funds (Cost $4,339)		4,429

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (b) 0.5%
		519

U.S. TREASURY BILLS 0.1%
0.120% due 03/05/2015 (d)	$60	60

Total Short-Term Instruments (Cost $579)		579

Total Investments in Securities (Cost $9,379)		9,456

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 89.4%

MUTUAL FUNDS (a) 79.1%
PIMCO CommoditiesPLUS® Strategy Fund	395,930	$4,430
PIMCO Emerging Markets Bond Fund	450,169	4,875
PIMCO EqS Pathfinder Fund®	113,428	1,386
PIMCO EqS® Emerging Markets Fund	287,558	2,427
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	567,982	6,089
PIMCO Global Advantage® Strategy Bond Fund	338,987	3,814
PIMCO High Yield Fund	402,275	3,914
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	497,537	3,985
PIMCO Mortgage Opportunities Fund	39,969	442
PIMCO Real Return Fund	1,052,664	11,769
PIMCO RealEstateRealReturn Strategy Fund	420,481	1,825
PIMCO Small Cap StocksPLUS® AR Strategy Fund	482,260	4,750
PIMCO StocksPLUS® Fund	1,028,921	10,269
PIMCO Total Return Fund	1,879,511	20,261
PIMCO TRENDS Managed Futures Strategy Fund	151,335	1,538

Total Mutual Funds (Cost $80,298)		81,774

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.3%
PIMCO Short-Term Floating NAV Portfolio	962,848	$9,633
PIMCO Short-Term Floating NAV Portfolio III	101,786	1,017

Total Short-Term Instruments (Cost $10,652)		10,650

Total Investments in Affiliates (Cost $90,950)		92,424

Total Investments 98.5% (Cost $100,329)		$101,880

Financial Derivative Instruments (c)(e) 0.6% (Cost or Premiums, net $695)		661

Other Assets and Liabilities, net 0.9%		849

Net Assets 100.0%		$103,390

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$519	Fannie Mae 2.260% due 10/17/2022	$(533)	$519	$519

Total Repurchase Agreements						$(533)	$519	$519

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $819 at a weighted average interest rate of 0.112%

56	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$519	$0	$0	$0	$519	$(533)	$(14)

Total Borrowings and Other Financing Transactions	$519	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$60.000	03/20/2015	219	$58	$52
Put - CBOE iShares MSCI Emerging Markets Index Fund	36.000	03/20/2015	213	46	39

				$104	$91

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,600.000	01/17/2015	23	$167	$78
Put - CBOE S&P 500 Index	1,650.000	03/20/2015	8	50	43

				$217	$121

Total Purchased Options				$321	$212

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$55.000	03/20/2015	219	$(33)	$(31)
Put - CBOE iShares MSCI Emerging Markets Index Fund	31.000	03/20/2015	213	(21)	(18)

				$(54)	$(49)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,650.000	04/19/2014	14	$(20)	$(1)
Put - CBOE S&P 500 Index	1,750.000	04/19/2014	7	(20)	(1)
Put - CBOE S&P 500 Index	1,425.000	01/17/2015	23	(82)	(37)
Put - CBOE S&P 500 Index	1,450.000	03/20/2015	8	(23)	(19)

				$(145)	$(58)

Total Written Options				$(199)	$(107)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2014	9	$6	$6	$0
Gold 100 oz. June Futures	Short	06/2014	11	30	12	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	57

Schedule of Investments PIMCO RealRetirement® 2020 Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Nikkei 225 Index June Futures	Long	06/2014	25	$(48)	$13	$0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	18	(14)	0	(1)
U.S. Treasury 30-Year Bond June Futures	Long	06/2014	32	35	0	(10)

Total Futures Contracts				$9	$31	$(11)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	$500	$(1)	$(25)	$2	$0

Total Swap Agreements					$(1)	$(25)	$2	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

Cash of $491 has been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(d)	Securities with an aggregate market value of $60 and cash of $347 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$212	$31	$2	$245	$(107)	$(11)	$0	$(118)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	04/2014		AUD	312	$		278	$0	$(12)

BRC	04/2014		BRL	656			290	1	0
	04/2014		EUR	1,888			2,619	18	0
	04/2014	$		270		BRL	656	19	0
	05/2014		AUD	303	$		279	0	(1)

CBK	05/2014	$		754		JPY	76,884	0	(9)

FBF	04/2014		BRL	642	$		272	0	(11)
	04/2014	$		284		BRL	642	0	(1)
	05/2014			270			642	11	0

GLM	06/2014			216		GBP	129	0	(1)

RYL	04/2014			2,601		EUR	1,888	0	0
	05/2014		EUR	1,888	$		2,601	0	0

UAG	04/2014		BRL	2,390			1,007	0	(46)
	04/2014	$		982		BRL	2,390	72	0
	05/2014			1,000			2,390	44	0

Total Forward Foreign Currency Contracts								$165	$(81)

58	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	4,300	$75	$62

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,800	0	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		4,400	174	144

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		2,100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		5,400	114	78
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		5,500	234	180

								$597	$464

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus USD	$1.000	05/22/2015	EUR	520	$26	$0

Total Purchased Options						$623	$464

WRITTEN OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC Nikkei Stock Average Volatility Index	13,950.000	04/25/2014	JPY	2,143	$(44)	$(20)

Total Written Options						$(44)	$(20)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in JPY		Premiums
Balance at 03/31/2013	23	JPY	0	$(43)
Sales	520		3,053	(298)
Closing Buys	(7)		0	16
Expirations	(52)		(910)	82
Exercised	0		0	0

Balance at 03/31/2014	484	JPY	2,143	$(243)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.400%	$ 300	$(6)	$12	$6	$0

Total Swap Agreements						$(6)	$12	$6	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	59

Schedule of Investments PIMCO RealRetirement® 2020 Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$62	$0	$62	$0	$0	$0	$0	$62	$0	$62
BPS	0	0	0	0	(12)	(20)	0	(32)	(32)	0	(32)
BRC	38	0	0	38	(1)	0	0	(1)	37	0	37
CBK	0	0	6	6	(9)	0	0	(9)	(3)	0	(3)
FBF	11	0	0	11	(12)	0	0	(12)	(1)	0	(1)
GLM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	0	144	0	144	0	0	0	0	144	0	144
MYC	0	258	0	258	0	0	0	0	258	(360)	(102)
UAG	116	0	0	116	(46)	0	0	(46)	70	0	70

Total Over the Counter	$165	$464	$6	$635	$(81)	$(20)	$0	$(101)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$212	$0	$0	$212
Futures	12	0	19	0	0	31
Swap Agreements	0	0	0	0	2	2

	$12	$0	$231	$0	$2	$245

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$165	$0	$165
Purchased Options	0	0	0	0	464	464
Swap Agreements	0	6	0	0	0	6

	$0	$6	$0	$165	$464	$635

	$12	$6	$231	$165	$466	$880

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$107	$0	$0	$107
Futures	0	0	0	0	11	11

	$0	$0	$107	$0	$11	$118

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$81	$0	$81
Written Options	0	0	20	0	0	20

	$0	$0	$20	$81	$0	$101

	$0	$0	$127	$81	$11	$219

60	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(95)	$0	$(518)	$0	$0	$(613)
Written Options	0	0	84	0	0	84
Futures	(19)	0	(435)	0	142	(312)
Swap Agreements	0	(68)	0	0	(100)	(168)

	$(114)	$(68)	$(869)	$0	$42	$(1,009)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(465)	$0	$(465)
Purchased Options	0	0	0	0	(24)	(24)
Written Options	0	0	14	0	0	14
Swap Agreements	0	(65)	0	0	0	(65)

	$0	$(65)	$14	$(465)	$(24)	$(540)

	$(114)	$(133)	$(855)	$(465)	$18	$(1,549)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$60	$0	$0	$60
Written Options	0	0	50	0	0	50
Futures	30	0	30	0	21	81
Swap Agreements	0	0	0	0	(25)	(25)

	$30	$0	$140	$0	$(4)	$166

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32	$0	$32
Purchased Options	0	0	0	(5)	(98)	(103)
Written Options	0	0	24	0	0	24
Swap Agreements	0	46	0	0	0	46

	$0	$46	$24	$27	$(98)	$(1)

	$30	$46	$164	$27	$(102)	$165

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$4,448	$0	$4,448
Exchange-Traded Funds	4,429	0	0	4,429
Short-Term Instruments
Repurchase Agreements	0	519	0	519
U.S. Treasury Bills	0	60	0	60
	$4,429	$5,027	$0	$9,456

Investments in Affiliates, at Value
Mutual Funds	81,774	0	0	81,774
Short-Term Instruments
Central Funds Used for Cash Management Purposes	10,650	0	0	10,650
	$92,424	$0	$0	$92,424

Total Investments	$96,853	$5,027	$0	$101,880

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$33	$212	$0	$245
Over the counter	0	635	0	635
	$33	$847	$0	$880

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(11)	(107)	0	(118)
Over the counter	0	(101)	0	(101)
	$(11)	$(208)	$0	$(219)

Totals	$96,875	$5,666	$0	$102,541

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	61

Schedule of Investments PIMCO RealRetirement® 2025 Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 9.3%

U.S. TREASURY OBLIGATIONS 2.3%
U.S. Treasury Notes
1.750% due 05/15/2023	$2,000	$1,853

Total U.S. Treasury Obligations (Cost $1,857)		1,853

	SHARES
EXCHANGE-TRADED FUNDS 6.7%
iShares China Large Cap Index Fund	61,700	2,207
Vanguard FTSE Emerging Markets ETF	35,160	1,427
Vanguard REIT ETF	25,980	1,835

Total Exchange-Traded Funds (Cost $5,353)		5,469

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.2%
		152

U.S. TREASURY BILLS 0.1%
0.120% due 03/05/2015 (d)	$54	54

Total Short-Term Instruments (Cost $206)		206

Total Investments in Securities (Cost $7,416)		7,528

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 87.4%

MUTUAL FUNDS (a) 80.4%
PIMCO CommoditiesPLUS® Strategy Fund	541,273	$6,057
PIMCO Emerging Markets Bond Fund	344,912	3,735
PIMCO EqS Pathfinder Fund®	107,342	1,312
PIMCO EqS® Emerging Markets Fund	251,382	2,122
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	436,600	4,680
PIMCO Global Advantage® Strategy Bond Fund	258,721	2,911
PIMCO High Yield Fund	299,465	2,914
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	582,676	4,667
PIMCO Mortgage Opportunities Fund	33,579	371
PIMCO Real Return Fund	735,796	8,226
PIMCO RealEstateRealReturn Strategy Fund	652,097	2,830
PIMCO Small Cap StocksPLUS® AR Strategy Fund	401,018	3,950
PIMCO StocksPLUS® Fund	957,885	9,560
PIMCO Total Return Fund	1,006,394	10,849
PIMCO TRENDS Managed Futures Strategy Fund	136,499	1,387

Total Mutual Funds (Cost $63,841)		65,571

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.0%
PIMCO Short-Term Floating NAV Portfolio	471,848	$4,721
PIMCO Short-Term Floating NAV Portfolio III	101,113	1,010

Total Short-Term Instruments (Cost $5,733)		5,731

Total Investments in Affiliates (Cost $69,574)		71,302

Total Investments 96.7% (Cost $76,990)		$78,830

Financial Derivative Instruments (c)(e) 0.6% (Cost or Premiums, net $530)		516

Other Assets and Liabilities, net 2.7%		2,184

Net Assets 100.0%		$81,530

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$152	Fannie Mae 2.260% due 10/17/2022	$(157)	$152	$152

Total Repurchase Agreements						$(157)	$152	$152

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $1,829 at a weighted average interest rate of 0.082%

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$152	$0	$0	$0	$152	$(157)	$(5)

Total Borrowings and Other Financing Transactions	$152	$0	$0	$0

62	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$60.000	03/20/2015	210	$56	$49
Put - CBOE iShares MSCI Emerging Markets Index Fund	36.000	03/20/2015	205	44	38

				$100	$87

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,600.000	01/17/2015	23	$167	$78
Put - CBOE S&P 500 Index	1,650.000	03/20/2015	7	43	37

				$210	$115

Total Purchased Options				$310	$202

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$55.000	03/20/2015	210	$(32)	$(29)
Put - CBOE iShares MSCI Emerging Markets Index Fund	31.000	03/20/2015	205	(20)	(18)

				$(52)	$(47)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,650.000	04/19/2014	15	$(21)	$(1)
Put - CBOE S&P 500 Index	1,750.000	04/19/2014	7	(21)	(1)
Put - CBOE S&P 500 Index	1,425.000	01/17/2015	23	(82)	(37)
Put - CBOE S&P 500 Index	1,450.000	03/20/2015	7	(20)	(17)

				$(144)	$(56)

Total Written Options				$(196)	$(103)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2014	9	$6	$6	$0
Gold 100 oz. June Futures	Short	06/2014	10	28	11	0
Nikkei 225 Index June Futures	Long	06/2014	24	(47)	13	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	14	(11)	0	(1)
U.S. Treasury 30-Year Bond June Futures	Long	06/2014	26	29	0	(8)

Total Futures Contracts				$5	$30	$(9)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	$700	$(1)	$(35)	$3	$0

Total Swap Agreements					$(1)	$(35)	$3	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	63

Schedule of Investments PIMCO RealRetirement® 2025 Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

Cash of $509 has been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(d)	Securities with an aggregate market value of $54 and cash of $334 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$202	$30	$3	$235	$(103)	$(9)	$0	$(112)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		AUD	207	$		184	$0	$(8)

BPS	05/2014		JPY	8,600			84	1	0

BRC	04/2014		BRL	224			99	0	0
	04/2014		EUR	1,008			1,398	10	0
	04/2014	$		92		BRL	224	7	0
	05/2014		AUD	200	$		184	0	(1)

CBK	05/2014	$		952		JPY	97,136	0	(11)

FBF	04/2014		BRL	208	$		88	0	(4)
	04/2014	$		92		BRL	208	0	0
	05/2014			88			208	3	0

RYL	04/2014			1,389		EUR	1,008	0	0
	05/2014		EUR	1,008	$		1,389	0	0

UAG	04/2014		BRL	1,854			782	0	(35)
	04/2014	$		762		BRL	1,854	55	0
	05/2014			776			1,854	35	0

Total Forward Foreign Currency Contracts								$111	$(59)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	3,300	$57	$48

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,400	0	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		3,300	131	108

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,600	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		4,100	87	59
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		4,200	179	137

								$454	$352

Total Purchased Options								$454	$352

WRITTEN OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC Nikkei Stock Average Volatility Index	13,950.000	04/25/2014	JPY	1,666	$(34)	$(15)

Total Written Options						$(34)	$(15)

64	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in JPY	Premiums
Balance at 03/31/2013	18	JPY 0	$(33)
Sales	494	2,570	(277)
Closing Buys	(7)	0	17
Expirations	(38)	(904)	63
Exercised	0	0	0

Balance at 03/31/2014	467	JPY 1,666	$(230)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.400%	$ 200	$(4)	$8	$4	$0

Total Swap Agreements						$(4)	$8	$4	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$48	$0	$48	$(8)	$0	$0	$(8)	$40	$0	$40
BPS	1	0	0	1	0	(15)	0	(15)	(14)	0	(14)
BRC	17	0	0	17	(1)	0	0	(1)	16	0	16
CBK	0	0	4	4	(11)	0	0	(11)	(7)	0	(7)
FBF	3	0	0	3	(4)	0	0	(4)	(1)	0	(1)
JPM	0	108	0	108	0	0	0	0	108	0	108
MYC	0	196	0	196	0	0	0	0	196	(260)	(64)
UAG	90	0	0	90	(35)	0	0	(35)	55	0	55

Total Over the Counter	$111	$352	$4	$467	$(59)	$(15)	$0	$(74)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	65

Schedule of Investments PIMCO RealRetirement® 2025 Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$202	$0	$0	$202
Futures	11	0	19	0	0	30
Swap Agreements	0	0	0	0	3	3

	$11	$0	$221	$0	$3	$235

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$111	$0	$111
Purchased Options	0	0	0	0	352	352
Swap Agreements	0	4	0	0	0	4

	$0	$4	$0	$111	$352	$467

	$11	$4	$221	$111	$355	$702

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$103	$0	$0	$103
Futures	0	0	0	0	9	9

	$0	$0	$103	$0	$9	$112

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$59	$0	$59
Written Options	0	0	15	0	0	15

	$0	$0	$15	$59	$0	$74

	$0	$0	$118	$59	$9	$186

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(89)	$0	$(455)	$0	$0	$(544)
Written Options	0	0	66	0	0	66
Futures	(17)	0	(470)	0	113	(374)
Swap Agreements	0	(42)	0	0	(60)	(102)

	$(106)	$(42)	$(859)	$0	$53	$(954)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(343)	$0	$(343)
Purchased Options	0	0	0	0	(1)	(1)
Written Options	0	0	14	0	0	14
Swap Agreements	0	(25)	0	0	0	(25)

	$0	$(25)	$14	$(343)	$(1)	$(355)

	$(106)	$(67)	$(845)	$(343)	$52	$(1,309)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$30	$0	$0	$30
Written Options	0	0	60	0	0	60
Futures	28	0	26	0	18	72
Swap Agreements	0	0	0	0	(35)	(35)

	$28	$0	$116	$0	$(17)	$127

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21	$0	$21
Purchased Options	0	0	0	0	(99)	(99)
Written Options	0	0	18	0	0	18
Swap Agreements	0	21	0	0	0	21

	$0	$21	$18	$21	$(99)	$(39)

	$28	$21	$134	$21	$(116)	$88

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

66	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$1,853	$0	$1,853
Exchange-Traded Funds	5,469	0	0	5,469
Short-Term Instruments
Repurchase Agreements	0	152	0	152
U.S. Treasury Bills	0	54	0	54
	$5,469	$2,059	$0	$7,528

Investments in Affiliates, at Value
Mutual Funds	65,571	0	0	65,571
Short-Term Instruments
Central Funds Used for Cash Management Purposes	5,731	0	0	5,731
	$71,302	$0	$0	$71,302

Total Investments	$76,771	$2,059	$0	$78,830

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$30	$205	$0	$235
Over the counter	0	467	0	467
	$30	$672	$0	$702

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9)	(103)	0	(112)
Over the counter	0	(74)	0	(74)
	$(9)	$(177)	$0	$(186)

Totals	$76,792	$2,554	$0	$79,346

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	67

Schedule of Investments PIMCO RealRetirement® 2030 Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 9.4%

U.S. TREASURY OBLIGATIONS 0.4%
U.S. Treasury Notes
1.750% due 05/15/2023	$600	$556

Total U.S. Treasury Obligations (Cost $558)		556

	SHARES
EXCHANGE-TRADED FUNDS 8.6%
iShares China Large Cap Index Fund	112,000	4,007
Vanguard FTSE Emerging Markets ETF	84,860	3,444
Vanguard REIT ETF	40,410	2,854

Total Exchange-Traded Funds (Cost $10,064)		10,305

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (c) 0.3%
		312

U.S. TREASURY BILLS 0.1%
0.119% due 09/25/2014 - 03/05/2015 (a)(e)	$109	109

Total Short-Term Instruments (Cost $420)		421

Total Investments in Securities (Cost $11,042)		11,282

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 89.2%

MUTUAL FUNDS (b) 79.3%
PIMCO CommoditiesPLUS® Strategy Fund	937,188	$10,487
PIMCO Emerging Markets Bond Fund	500,562	5,421
PIMCO EqS Pathfinder Fund®	232,481	2,841
PIMCO EqS® Emerging Markets Fund	369,355	3,117
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	458,887	4,919
PIMCO Global Advantage® Strategy Bond Fund	278,768	3,136
PIMCO High Yield Fund	423,336	4,119
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,227,759	9,834
PIMCO Long-Term U.S. Government Fund	204,177	1,999
PIMCO Mortgage Opportunities Fund	42,769	473
PIMCO Real Return Fund	629,113	7,034
PIMCO RealEstateRealReturn Strategy Fund	1,453,489	6,308
PIMCO Small Cap StocksPLUS® AR Strategy Fund	675,755	6,656
PIMCO StocksPLUS® Fund	1,696,800	16,934
PIMCO Total Return Fund	897,454	9,675
PIMCO TRENDS Managed Futures Strategy Fund	234,421	2,382

Total Mutual Funds (Cost $90,743)		95,335

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 9.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.9%
PIMCO Short-Term Floating NAV Portfolio	1,023,398	$10,239
PIMCO Short-Term Floating NAV Portfolio III	171,518	1,714

Total Short-Term Instruments (Cost $11,955)		11,953

Total Investments in Affiliates (Cost $102,698)		107,288

Total Investments 98.6% (Cost $113,740)		$118,570

Financial Derivative Instruments (d)(f) 0.6% (Cost or Premiums, net $808)		771

Other Assets and Liabilities, net 0.8%		856

Net Assets 100.0%		$120,197

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$312	Fannie Mae 2.260% due 10/17/2022	$(319)	$312	$312

Total Repurchase Agreements						$(319)	$312	$312

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $552 at a weighted average interest rate of 0.109%

68	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$312	$0	$0	$0	$312	$(319)	$(7)

Total Borrowings and Other Financing Transactions	$312	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$60.000	03/20/2015	369	$98	$87
Put - CBOE iShares MSCI Emerging Markets Index Fund	36.000	03/20/2015	359	77	66

				$175	$153

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,600.000	01/17/2015	43	$312	$145
Put - CBOE S&P 500 Index	1,650.000	03/20/2015	13	80	69

				$392	$214

Total Purchased Options				$567	$367

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$55.000	03/20/2015	369	$(56)	$(51)
Put - CBOE iShares MSCI Emerging Markets Index Fund	31.000	03/20/2015	359	(35)	(31)

				$(91)	$(82)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,650.000	04/19/2014	26	$(36)	$(2)
Put - CBOE S&P 500 Index	1,750.000	04/19/2014	13	(38)	(2)
Put - CBOE S&P 500 Index	1,425.000	01/17/2015	43	(153)	(69)
Put - CBOE S&P 500 Index	1,450.000	03/20/2015	13	(38)	(32)

				$(265)	$(105)

Total Written Options				$(356)	$(187)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2014	17	$16	$12	$0
Gold 100 oz. June Futures	Short	06/2014	20	55	21	0
Nikkei 225 Index June Futures	Long	06/2014	43	(83)	23	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	69

Schedule of Investments PIMCO RealRetirement® 2030 Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	Long	06/2014	19	$(15)	$0	$(1)
U.S. Treasury 30-Year Bond June Futures	Long	06/2014	35	39	0	(11)

Total Futures Contracts				$12	$56	$(12)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

Cash of $923 has been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(e)	Securities with an aggregate market value of $109 and cash of $384 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$367	$56	$0	$423	$(187)	$(12)	$0	$(199)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	04/2014		AUD	310	$		276	$0	$(12)
	05/2014		JPY	15,300			150	2	0

BRC	04/2014		BRL	316			139	0	0
	04/2014		EUR	1,462			2,028	14	0
	04/2014	$		130		BRL	316	9	0
	05/2014		AUD	299	$		275	0	(1)
	05/2014		JPY	10,800			106	2	0

CBK	05/2014			10,800			106	1	0
	05/2014	$		2,078		JPY	212,036	0	(23)

FBF	04/2014		BRL	292	$		124	0	(5)
	04/2014	$		129		BRL	292	0	0
	05/2014			123			292	5	0

GLM	06/2014			216		GBP	129	0	(1)

RYL	04/2014			2,014		EUR	1,462	0	0
	05/2014		EUR	1,462	$		2,014	0	0

UAG	04/2014		BRL	2,801			1,181	0	(54)
	04/2014	$		1,151		BRL	2,801	84	0
	05/2014			1,172			2,801	52	0

Total Forward Foreign Currency Contracts								$169	$(96)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	4,600	$80	$67

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,900	0	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		4,700	186	154

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		2,200	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		5,600	118	81
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		5,800	247	189

								$631	$491

70	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus USD	$1.000	05/22/2015	EUR	460	$23	$0

Total Purchased Options						$654	$491

WRITTEN OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC Nikkei Stock Average Volatility Index	13,950.000	04/25/2014	JPY	2,516	$(51)	$(23)

Total Written Options						$(51)	$(23)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in JPY		Premiums
Balance at 03/31/2013	31	JPY	0	$(51)
Sales	866		4,206	(490)
Closing Buys	(13)		0	31
Expirations	(61)		(1,690)	103
Exercised	0		0	0

Balance at 03/31/2014	823	JPY	2,516	$(407)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.400%	$ 300	$(6)	$12	$6	$0

Total Swap Agreements						$(6)	$12	$6	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$67	$0	$67	$0	$0	$0	$0	$67	$0	$67
BPS	2	0	0	2	(12)	(23)	0	(35)	(33)	0	(33)
BRC	25	0	0	25	(1)	0	0	(1)	24	0	24
CBK	1	0	6	7	(23)	0	0	(23)	(16)	0	(16)
FBF	5	0	0	5	(5)	0	0	(5)	0	0	0
GLM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	0	154	0	154	0	0	0	0	154	0	154
MYC	0	270	0	270	0	0	0	0	270	(370)	(100)
UAG	136	0	0	136	(54)	0	0	(54)	82	0	82

Total Over the Counter	$169	$491	$6	$666	$(96)	$(23)	$0	$(119)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	71

Schedule of Investments PIMCO RealRetirement® 2030 Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$367	$0	$0	$367
Futures	21	0	35	0	0	56

	$21	$0	$402	$0	$0	$423

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$169	$0	$169
Purchased Options	0	0	0	0	491	491
Swap Agreements	0	6	0	0	0	6

	$0	$6	$0	$169	$491	$666

	$21	$6	$402	$169	$491	$1,089

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$187	$0	$0	$187
Futures	0	0	0	0	12	12

	$0	$0	$187	$0	$12	$199

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$96	$0	$96
Written Options	0	0	23	0	0	23

	$0	$0	$23	$96	$0	$119

	$0	$0	$210	$96	$12	$318

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(166)	$0	$(840)	$0	$0	$(1,006)
Written Options	0	0	107	0	0	107
Futures	(35)	0	(736)	0	154	(617)
Swap Agreements	0	(64)	0	0	(140)	(204)

	$(201)	$(64)	$(1,469)	$0	$14	$(1,720)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(534)	$0	$(534)
Purchased Options	0	0	0	0	(20)	(20)
Written Options	0	0	27	0	0	27
Swap Agreements	0	(58)	0	0	0	(58)

	$0	$(58)	$27	$(534)	$(20)	$(585)

	$(201)	$(122)	$(1,442)	$(534)	$(6)	$(2,305)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$33	$0	$0	$33
Written Options	0	0	120	0	0	120
Futures	55	0	51	0	24	130

	$55	$0	$204	$0	$24	$283

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$39	$0	$39
Purchased Options	0	0	0	(4)	(113)	(117)
Written Options	0	0	28	0	0	28
Swap Agreements	0	43	0	0	0	43

	$0	$43	$28	$35	$(113)	$(7)

	$55	$43	$232	$35	$(89)	$276

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

72	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$556	$0	$556
Exchange-Traded Funds	10,305	0	0	10,305
Short-Term Instruments
Repurchase Agreements	0	312	0	312
U.S. Treasury Bills	0	109	0	109
	$10,305	$977	$0	$11,282

Investments in Affiliates, at Value
Mutual Funds	95,335	0	0	95,335
Short-Term Instruments
Central Funds Used for Cash Management Purposes	11,953	0	0	11,953
	$107,288	$0	$0	$107,288

Total Investments	$117,593	$977	$0	$118,570

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$56	$367	$0	$423
Over the counter	0	666	0	666
	$56	$1,033	$0	$1,089

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(12)	(187)	0	(199)
Over the counter	0	(119)	0	(119)
	$(12)	$(306)	$0	$(318)

Totals	$117,637	$1,704	$0	$119,341

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	73

Schedule of Investments PIMCO RealRetirement® 2035 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 11.8%

EXCHANGE-TRADED FUNDS 11.1%
iShares China Large Cap Index Fund	86,100	$3,081
Vanguard FTSE Emerging Markets ETF	74,080	3,006
Vanguard REIT ETF	31,750	2,242

Total Exchange-Traded Funds (Cost $8,148)		8,329

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (b) 0.6%
		440

U.S. TREASURY BILLS 0.1%
0.120% due 03/05/2015 (d)	$88	88

Total Short-Term Instruments (Cost $528)		528

Total Investments in Securities (Cost $8,676)		8,857

	SHARES
INVESTMENTS IN AFFILIATES 87.6%

MUTUAL FUNDS (a) 80.5%
PIMCO CommoditiesPLUS® Strategy Fund	620,138	6,939
PIMCO Emerging Markets Bond Fund	320,183	3,468

	SHARES	MARKET VALUE (000S)
PIMCO EqS Pathfinder Fund®	174,595	$2,134
PIMCO EqS® Emerging Markets Fund	234,677	1,981
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	195,008	2,090
PIMCO Global Advantage® Strategy Bond Fund	77,363	870
PIMCO High Yield Fund	255,069	2,482
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	851,294	6,819
PIMCO Long-Term U.S. Government Fund	179,679	1,759
PIMCO Mortgage Opportunities Fund	27,975	309
PIMCO Real Return Fund	282,875	3,163
PIMCO RealEstateRealReturn Strategy Fund	907,484	3,938
PIMCO Small Cap StocksPLUS® AR Strategy Fund	628,004	6,186
PIMCO StocksPLUS® Fund	1,271,305	12,688
PIMCO Total Return Fund	348,679	3,759
PIMCO TRENDS Managed Futures Strategy Fund	165,183	1,678

Total Mutual Funds (Cost $56,624)		60,263

EXCHANGE-TRADED FUNDS 0.4%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	5,005	304

Total Exchange-Traded Funds (Cost $349)		304

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.7%
PIMCO Short-Term Floating NAV Portfolio	501,755	$5,020
PIMCO Short-Term Floating NAV Portfolio III	286	3

Total Short-Term Instruments (Cost $5,023)		5,023

Total Investments in Affiliates (Cost $61,996)		65,590

Total Investments 99.4% (Cost $70,672)		$74,447

Financial Derivative Instruments (c)(e) 0.7% (Cost or Premiums, net $528)		516

Other Assets and Liabilities, net (0.1%)		(34)

Net Assets 100.0%		$74,929

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$440	Fannie Mae 2.260% due 10/17/2022	$(452)	$440	$440

Total Repurchase Agreements						$(452)	$440	$440

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$440	$0	$0	$0	$440	$(452)	$(12)

Total Borrowings and Other Financing Transactions	$440	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

74	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$60.000	03/20/2015	272	$72	$64
Put - CBOE iShares MSCI Emerging Markets Index Fund	36.000	03/20/2015	265	57	49

				$129	$113

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,600.000	01/17/2015	33	$239	$111
Put - CBOE S&P 500 Index	1,650.000	03/20/2015	9	56	48

				$295	$159

Total Purchased Options				$424	$272

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$55.000	03/20/2015	272	$(41)	$(38)
Put - CBOE iShares MSCI Emerging Markets Index Fund	31.000	03/20/2015	265	(26)	(23)

				$(67)	$(61)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,650.000	04/19/2014	21	$(29)	$(1)
Put - CBOE S&P 500 Index	1,750.000	04/19/2014	10	(29)	(1)
Put - CBOE S&P 500 Index	1,425.000	01/17/2015	33	(118)	(53)
Put - CBOE S&P 500 Index	1,450.000	03/20/2015	9	(26)	(22)

				$(202)	$(77)

Total Written Options				$(269)	$(138)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2014	8	$6	$6	$0
Gold 100 oz. June Futures	Short	06/2014	16	44	17	0
Nikkei 225 Index June Futures	Long	06/2014	31	(60)	16	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2014	19	21	0	(6)

Total Futures Contracts				$11	$39	$(6)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	$100	$0	$(5)	$0	$0

Total Swap Agreements					$0	$(5)	$0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	75

Schedule of Investments PIMCO RealRetirement® 2035 Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

Cash of $725 has been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(d)	Securities with an aggregate market value of $88 and cash of $303 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$272	$39	$0	$311	$(138)	$(6)	$0	$(144)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		AUD	207	$		184	$0	$(8)

BRC	04/2014		BRL	198			87	0	0
	04/2014		EUR	900			1,249	9	0
	04/2014	$		81		BRL	198	6	0
	05/2014		AUD	201	$		185	0	(1)

CBK	05/2014	$		1,428		JPY	145,568	0	(17)

DUB	05/2014		JPY	8,700	$		85	1	0

FBF	04/2014		BRL	205			87	0	(3)
	04/2014	$		91		BRL	205	0	0
	05/2014			86			205	3	0

RYL	04/2014			1,240		EUR	900	0	0
	05/2014		EUR	900	$		1,240	0	0

UAG	04/2014		BRL	1,761			743	0	(34)
	04/2014	$		723		BRL	1,761	53	0
	05/2014			734			1,754	33	0

Total Forward Foreign Currency Contracts								$105	$(63)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$2,900	$50	$42

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015	1,300	0	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	3,100	123	101

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015	1,400	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	3,700	78	54
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	3,700	158	121

							$409	$318

Total Purchased Options							$409	$318

WRITTEN OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC Nikkei Stock Average Volatility Index	13,950.000	04/25/2014	JPY	1,570	$(32)	$(15)

Total Written Options						$(32)	$(15)

76	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in JPY		Premiums
Balance at 03/31/2013	22	JPY	0	$(35)
Sales	640		2,851	(362)
Closing Buys	(10)		0	24
Expirations	(42)		(1,281)	72
Exercised	0		0	0

Balance at 03/31/2014	610	JPY	1,570	$(301)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.400%	$ 200	$(4)	$8	$4	$0

Total Swap Agreements						$(4)	$8	$4	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$42	$0	$42	$(8)	$0	$0	$(8)	$34	$0	$34
BPS	0	0	0	0	0	(15)	0	(15)	(15)	0	(15)
BRC	15	0	0	15	(1)	0	0	(1)	14	0	14
CBK	0	0	4	4	(17)	0	0	(17)	(13)	0	(13)
DUB	1	0	0	1	0	0	0	0	1	0	1
FBF	3	0	0	3	(3)	0	0	(3)	0	0	0
JPM	0	101	0	101	0	0	0	0	101	0	101
MYC	0	175	0	175	0	0	0	0	175	(260)	(85)
UAG	86	0	0	86	(34)	0	0	(34)	52	0	52

Total Over the Counter	$105	$318	$4	$427	$(63)	$(15)	$0	$(78)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	77

Schedule of Investments PIMCO RealRetirement® 2035 Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$272	$0	$0	$272
Futures	17	0	22	0	0	39

	$17	$0	$294	$0	$0	$311

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$105	$0	$105
Purchased Options	0	0	0	0	318	318
Swap Agreements	0	4	0	0	0	4

	$0	$4	$0	$105	$318	$427

	$17	$4	$294	$105	$318	$738

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$138	$0	$0	$138
Futures	0	0	0	0	6	6

	$0	$0	$138	$0	$6	$144

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$63	$0	$63
Written Options	0	0	15	0	0	15

	$0	$0	$15	$63	$0	$78

	$0	$0	$153	$63	$6	$222

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(136)	$0	$(651)	$0	$0	$(787)
Written Options	0	0	75	0	0	75
Futures	(28)	0	(683)	0	52	(659)
Swap Agreements	0	(36)	0	0	(85)	(121)

	$(164)	$(36)	$(1,259)	$0	$(33)	$(1,492)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(353)	$0	$(353)
Purchased Options	0	0	0	0	(1)	(1)
Written Options	0	0	20	0	0	20
Swap Agreements	0	(21)	0	0	0	(21)

	$0	$(21)	$20	$(353)	$(1)	$(355)

	$(164)	$(57)	$(1,239)	$(353)	$(34)	$(1,847)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$22	$0	$0	$22
Written Options	0	0	96	0	0	96
Futures	44	0	44	0	21	109
Swap Agreements	0	0	0	0	(5)	(5)

	$44	$0	$162	$0	$16	$222

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16	$0	$16
Purchased Options	0	0	0	0	(89)	(89)
Written Options	0	0	18	0	0	18
Swap Agreements	0	20	0	0	0	20

	$0	$20	$18	$16	$(89)	$(35)

	$44	$20	$180	$16	$(73)	$187

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

78	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Exchange-Traded Funds	$8,329	$0	$0	$8,329
Short-Term Instruments
Repurchase Agreements	0	440	0	440
U.S. Treasury Bills	0	88	0	88
	$8,329	$528	$0	$8,857

Investments in Affiliates, at Value
Mutual Funds	60,263	0	0	60,263
Exchange-Traded Funds	304	0	0	304
Short-Term Instruments
Central Funds Used for Cash Management Purposes	5,023	0	0	5,023
	$65,590	$0	$0	$65,590

Total Investments	$73,919	$528	$0	$74,447

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$39	$272	$0	$311
Over the counter	0	427	0	427
	$39	$699	$0	$738

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(6)	(138)	0	(144)
Over the counter	0	(78)	0	(78)
	$(6)	$(216)	$0	$(222)

Totals	$73,952	$1,011	$0	$74,963

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	79

Schedule of Investments PIMCO RealRetirement® 2040 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 13.3%

EXCHANGE-TRADED FUNDS 12.7%
iShares China Large Cap Index Fund	123,400	$4,415
Vanguard FTSE Emerging Markets ETF	144,940	5,882
Vanguard REIT ETF	46,180	3,261

Total Exchange-Traded Funds (Cost $13,273)		13,558

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (c) 0.5%
		495

U.S. TREASURY BILLS 0.1%
0.120% due 09/25/2014 - 03/05/2015 (a)(e)	$128	128

Total Short-Term Instruments (Cost $623)		623

Total Investments in Securities (Cost $13,896)		14,181

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 86.3%

MUTUAL FUNDS (b) 75.9%
PIMCO CommoditiesPLUS® Strategy Fund	969,907	$10,853
PIMCO Emerging Markets Bond Fund	349,503	3,785
PIMCO EqS Pathfinder Fund®	237,803	2,906
PIMCO EqS® Emerging Markets Fund	316,705	2,673
PIMCO High Yield Fund	283,858	2,762
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,209,020	9,684
PIMCO Long-Term U.S. Government Fund	285,957	2,800
PIMCO Mortgage Opportunities Fund	32,856	363
PIMCO RealEstateRealReturn Strategy Fund	1,756,612	7,624
PIMCO Small Cap StocksPLUS® AR Strategy Fund	1,055,244	10,394
PIMCO StocksPLUS® Fund	2,080,259	20,761
PIMCO Total Return Fund	322,706	3,479
PIMCO TRENDS Managed Futures Strategy Fund	258,160	2,623

Total Mutual Funds (Cost $74,368)		80,707

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 0.5%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	8,095	$492

Total Exchange-Traded Funds (Cost $564)		492

SHORT-TERM INSTRUMENTS 9.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.9%
PIMCO Short-Term Floating NAV Portfolio	1,054,071	10,546
PIMCO Short-Term Floating NAV Portfolio III	301	3

Total Short-Term Instruments (Cost $10,550)		10,549

Total Investments in Affiliates (Cost $85,482)		91,748

Total Investments 99.6% (Cost $99,378)		$105,929

Financial Derivative Instruments (d)(f) 0.7% (Cost or Premiums, net $762)		735

Other Assets and Liabilities, net (0.3%)		(257)

Net Assets 100.0%		$106,407

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$495	Fannie Mae 2.260% due 10/17/2022	$(509)	$495	$495

Total Repurchase Agreements						$(509)	$495	$495

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$495	$0	$0	$0	$495	$(509)	$(14)

Total Borrowings and Other Financing Transactions	$495	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

80	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$60.000	03/20/2015	412	$109	$96
Put - CBOE iShares MSCI Emerging Markets Index Fund	36.000	03/20/2015	402	87	74

				$196	$170

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,600.000	01/17/2015	51	$369	$172
Put - CBOE S&P 500 Index	1,650.000	03/20/2015	14	87	75

				$456	$247

Total Purchased Options				$652	$417

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$55.000	03/20/2015	412	$(62)	$(57)
Put - CBOE iShares MSCI Emerging Markets Index Fund	31.000	03/20/2015	402	(40)	(35)

				$(102)	$(92)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,650.000	04/19/2014	30	$(42)	$(1)
Put - CBOE S&P 500 Index	1,750.000	04/19/2014	15	(43)	(2)
Put - CBOE S&P 500 Index	1,425.000	01/17/2015	51	(182)	(82)
Put - CBOE S&P 500 Index	1,450.000	03/20/2015	14	(41)	(35)

				$(308)	$(120)

Total Written Options				$(410)	$(212)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Gold 100 oz. June Futures	Short	06/2014	23	$63	$24	$0
Nikkei 225 Index June Futures	Long	06/2014	46	(89)	25	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2014	30	33	0	(9)

Total Futures Contracts				$7	$49	$(9)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

Cash of $1,056 has been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	81

Schedule of Investments PIMCO RealRetirement® 2040 Fund (Cont.)

(e)	Securities with an aggregate market value of $128 and cash of $317 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$417	$49	$0	$466	$(212)		$(9)	$0	$(221)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2014	AUD	209	$	186	$0	$(8)
	05/2014	JPY	16,100		158	2	0

BRC	04/2014	BRL	628		277	1	0
	04/2014	EUR	1,469		2,038	14	0
	04/2014	$	258	BRL	628	18	0
	05/2014	AUD	200	$	184	0	(1)
	05/2014	JPY	11,600		114	2	0

CBK	05/2014		11,500		112	1	0
	05/2014	$	2,222	JPY	226,763	0	(24)

DUB	05/2014		108		11,100	0	0

FBF	04/2014	BRL	602	$	255	0	(10)
	04/2014	$	266	BRL	602	0	(1)
	05/2014		253		602	10	0

GLM	06/2014		216	GBP	129	0	(1)

RYL	04/2014		2,024	EUR	1,469	0	0
	05/2014	EUR	1,469	$	2,024	0	0

UAG	04/2014	BRL	2,471		1,042	0	(47)
	04/2014	$	1,015	BRL	2,471	74	0
	05/2014		1,034		2,471	46	0

Total Forward Foreign Currency Contracts						$168	$(92)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	4,100	$71	$60

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,700	1	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		4,200	166	137

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,900	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		4,900	103	71
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		5,000	213	163

								$554	$431

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC EUR versus USD	$	1.000	05/22/2015	EUR 310	$15	$0

Total Purchased Options						$569	$431

WRITTEN OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC Nikkei Stock Average Volatility Index	13,950.000	04/25/2014	JPY 2,212	$(45)	$(21)

Total Written Options					$(45)	$(21)

82	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in JPY		Premiums
Balance at 03/31/2013	39	JPY	0	$(63)
Sales	964		4,174	(542)
Closing Buys	(15)		0	35
Expirations	(64)		(1,962)	115
Exercised	0		0	0

Balance at 03/31/2014	924	JPY	2,212	$(455)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.400%	$ 200	$(4)	$8	$4	$0

Total Swap Agreements						$(4)	$8	$4	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$60	$0	$60	$0	$0	$0	$0	$60	$0	$60
BPS	2	0	0	2	(8)	(21)	0	(29)	(27)	0	(27)
BRC	35	0	0	35	(1)	0	0	(1)	34	0	34
CBK	1	0	4	5	(24)	0	0	(24)	(19)	0	(19)
FBF	10	0	0	10	(11)	0	0	(11)	(1)	0	(1)
GLM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	0	137	0	137	0	0	0	0	137	0	137
MYC	0	234	0	234	0	0	0	0	234	(320)	(86)
UAG	120	0	0	120	(47)	0	0	(47)	73	0	73

Total Over the Counter	$168	$431	$4	$603	$(92)	$(21)	$0	$(113)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	83

Schedule of Investments PIMCO RealRetirement® 2040 Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$417	$0	$0	$417
Futures	24	0	25	0	0	49

	$24	$0	$442	$0	$0	$466

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$168	$0	$168
Purchased Options	0	0	0	0	431	431
Swap Agreements	0	4	0	0	0	4

	$0	$4	$0	$168	$431	$603

	$24	$4	$442	$168	$431	$1,069

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$212	$0	$0	$212
Futures	0	0	0	0	9	9

	$0	$0	$212	$0	$9	$221

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$92	$0	$92
Written Options	0	0	21	0	0	21

	$0	$0	$21	$92	$0	$113

	$0	$0	$233	$92	$9	$334

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(203)	$0	$(987)	$0	$0	$(1,190)
Written Options	0	0	119	0	0	119
Futures	(40)	0	(988)	0	82	(946)
Swap Agreements	0	(60)	0	0	(120)	(180)

	$(243)	$(60)	$(1,856)	$0	$(38)	$(2,197)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(545)	$0	$(545)
Purchased Options	0	0	0	0	(14)	(14)
Written Options	0	0	31	0	0	31
Swap Agreements	0	(52)	0	0	0	(52)

	$0	$(52)	$31	$(545)	$(14)	$(580)

	$(243)	$(112)	$(1,825)	$(545)	$(52)	$(2,777)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$46	$0	$0	$46
Written Options	0	0	137	0	0	137
Futures	63	0	48	0	33	144

	$63	$0	$231	$0	$33	$327

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$46	$0	$46
Purchased Options	0	0	0	(3)	(103)	(106)
Written Options	0	0	24	0	0	24
Swap Agreements	0	37	0	0	0	37

	$0	$37	$24	$43	$(103)	$1

	$63	$37	$255	$43	$(70)	$328

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

84	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Exchange-Traded Funds	$13,558	$0	$0	$13,558
Short-Term Instruments
Repurchase Agreements	0	495	0	495
U.S. Treasury Bills	0	128	0	128
	$13,558	$623	$0	$14,181

Investments in Affiliates, at Value
Mutual Funds	80,707	0	0	80,707
Exchange-Traded Funds	492	0	0	492
Short-Term Instruments
Central Funds Used for Cash Management Purposes	10,549	0	0	10,549
	$91,748	$0	$0	$91,748

Total Investments	$105,306	$623	$0	$105,929

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$49	$417	$0	$466
Over the counter	0	603	0	603
	$49	$1,020	$0	$1,069

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9)	(212)	0	(221)
Over the counter	0	(113)	0	(113)
	$(9)	$(325)	$0	$(334)

Totals	$105,346	$1,318	$0	$106,664

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	85

Schedule of Investments PIMCO RealRetirement® 2045 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 14.8%

EXCHANGE-TRADED FUNDS 13.6%
iShares China Large Cap Index Fund	52,700	$1,885
Vanguard FTSE Emerging Markets ETF	75,970	3,083
Vanguard REIT ETF	23,090	1,631

Total Exchange-Traded Funds (Cost $6,450)		6,599

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (b) 1.0%
		517

U.S. TREASURY BILLS 0.1%
0.120% due 03/05/2015 (d)	$58	58

Total Short-Term Instruments (Cost $575)		575

Total Investments in Securities (Cost $7,025)		7,174

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 84.4%

MUTUAL FUNDS (a) 76.8%
PIMCO CommoditiesPLUS® Strategy Fund	469,750	$5,257
PIMCO Emerging Markets Bond Fund	89,682	971
PIMCO EqS Pathfinder Fund®	106,491	1,301
PIMCO EqS® Emerging Markets Fund	187,250	1,580
PIMCO High Yield Fund	35,214	343
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	695,093	5,568
PIMCO Long-Term U.S. Government Fund	129,656	1,269
PIMCO Mortgage Opportunities Fund	16,856	186
PIMCO RealEstateRealReturn Strategy Fund	804,376	3,491
PIMCO Small Cap StocksPLUS® AR Strategy Fund	483,566	4,763
PIMCO StocksPLUS® Fund	996,148	9,942
PIMCO Total Return Fund	126,871	1,368
PIMCO TRENDS Managed Futures Strategy Fund	129,575	1,316

Total Mutual Funds (Cost $34,585)		37,355

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 0.4%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	3,240	$197

Total Exchange-Traded Funds (Cost $231)		197

SHORT-TERM INSTRUMENTS 7.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.2%
PIMCO Short-Term Floating NAV Portfolio	351,075	3,512
PIMCO Short-Term Floating NAV Portfolio III	552	6

Total Short-Term Instruments (Cost $3,518)		3,518

Total Investments in Affiliates (Cost $38,334)		41,070

Total Investments 99.1% (Cost $45,359)		$48,244

Financial Derivative Instruments (c)(e) 0.6% (Cost or Premiums, net $324)		311

Other Assets and Liabilities, net 0.2%		114

Net Assets 100.0%		$48,669

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$517	Fannie Mae 2.260% due 10/17/2022	$(528)	$517	$517

Total Repurchase Agreements						$(528)	$517	$517

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged		Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$517	$0	$0	$0	$517		$(528)		$(11)

Total Borrowings and Other Financing Transactions	$517	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

86	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$60.000	03/20/2015	202	$54	$48
Put - CBOE iShares MSCI Emerging Markets Index Fund	36.000	03/20/2015	197	42	36

				$96	$84

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,600.000	01/17/2015	25	$181	$85
Put - CBOE S&P 500 Index	1,650.000	03/20/2015	7	43	37

				$224	$122

Total Purchased Options				$320	$206

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$ 55.000	03/20/2015	202	$(31)	$(28)
Put - CBOE iShares MSCI Emerging Markets Index Fund	31.000	03/20/2015	197	(19)	(17)

				$(50)	$(45)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,650.000	04/19/2014	16	$(23)	$(1)
Put - CBOE S&P 500 Index	1,750.000	04/19/2014	7	(20)	(1)
Put - CBOE S&P 500 Index	1,425.000	01/17/2015	25	(89)	(40)
Put - CBOE S&P 500 Index	1,450.000	03/20/2015	7	(20)	(17)

				$(152)	$(59)

Total Written Options				$(202)	$(104)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Gold 100 oz. June Futures	Short	06/2014	10	$28	$10	$0
Nikkei 225 Index June Futures	Long	06/2014	20	(39)	11	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2014	9	10	0	(3)

Total Futures Contracts				$(1)	$21	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

Cash of $531 has been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(d)	Securities with an aggregate market value of $58 and cash of $151 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$206	$21	$0	$227	$(104)	$(3)	$0	$(107)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	87

Schedule of Investments PIMCO RealRetirement® 2045 Fund (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		AUD	104	$		93	$0	$(4)

BPS	05/2014		JPY	6,900			68	1	0

BRC	04/2014		BRL	91			40	0	0
	04/2014		EUR	22			31	0	0
	04/2014	$		37		BRL	91	3	0
	05/2014		AUD	99	$		91	0	(1)
	05/2014		JPY	5,000			49	1	0

CBK	05/2014			5,100			50	0	0
	05/2014	$		1,174		JPY	119,755	0	(13)

FBF	04/2014		BRL	95	$		40	0	(2)
	04/2014	$		42		BRL	95	0	0
	05/2014			40			95	2	0

RYL	04/2014			30		EUR	22	0	0
	05/2014		EUR	22	$		30	0	0

UAG	04/2014		BRL	1,126			475	0	(21)
	04/2014	$		462		BRL	1,126	33	0
	05/2014			469			1,121	21	0

Total Forward Foreign Currency Contracts								$61	$(41)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	1,700	$30	$25

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		700	0	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		1,700	67	55

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		800	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		2,000	42	29
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		2,100	90	69

								$229	$178

Total Purchased Options								$229	$178

WRITTEN OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC Nikkei Stock Average Volatility Index	13,950.000	04/25/2014	JPY	1,008	$(21)	$(9)

Total Written Options						$(21)	$(9)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in JPY		Premiums
Balance at 03/31/2013	17	JPY	0	$(28)
Sales	471		1,971	(262)
Closing Buys	(7)		0	16
Expirations	(27)		(963)	51
Exercised	0		0	0

Balance at 03/31/2014	454	JPY	1,008	$(223)

88	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.400%	$	100	$(2)	$4	$2	$0

Total Swap Agreements							$(2)	$4	$2	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$25	$0	$25	$(4)	$0	$0	$(4)	$21	$0	$21
BPS	1	0	0	1	0	(9)	0	(9)	(8)	0	(8)
BRC	4	0	0	4	(1)	0	0	(1)	3	0	3
CBK	0	0	2	2	(13)	0	0	(13)	(11)	0	(11)
FBF	2	0	0	2	(2)	0	0	(2)	0	0	0
JPM	0	55	0	55	0	0	0	0	55	0	55
MYC	0	98	0	98	0	0	0	0	98	0	98
UAG	54	0	0	54	(21)	0	0	(21)	33	0	33

Total Over the Counter	$61	$178	$2	$241	$(41)	$(9)	$0	$(50)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$206	$0	$0	$206
Futures	10	0	11	0	0	21

	$10	$0	$217	$0	$0	$227

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$61	$0	$61
Purchased Options	0	0	0	0	178	178
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$61	$178	$241

	$10	$2	$217	$61	$178	$468

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	89

Schedule of Investments PIMCO RealRetirement® 2045 Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$104	$0	$0	$104
Futures	0	0	0	0	3	3

	$0	$0	$104	$0	$3	$107

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$41	$0	$41
Written Options	0	0	9	0	0	9

	$0	$0	$9	$41	$0	$50

	$0	$0	$113	$41	$3	$157

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(83)	$0	$(425)	$0	$0	$(508)
Written Options	0	0	53	0	0	53
Futures	(17)	0	(459)	0	26	(450)
Swap Agreements	0	(25)	0	0	(50)	(75)

	$(100)	$(25)	$(831)	$0	$(24)	$(980)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(167)	$0	$(167)
Written Options	0	0	15	0	0	15
Swap Agreements	0	(13)	0	0	0	(13)

	$0	$(13)	$15	$(167)	$0	$(165)

	$(100)	$(38)	$(816)	$(167)	$(24)	$(1,145)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$10	$0	$0	$10
Written Options	0	0	71	0	0	71
Futures	28	0	22	0	10	60

	$28	$0	$103	$0	$10	$141

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8	$0	$8
Purchased Options	0	0	0	0	(51)	(51)
Written Options	0	0	11	0	0	11
Swap Agreements	0	14	0	0	0	14

	$0	$14	$11	$8	$(51)	$(18)

	$28	$14	$114	$8	$(41)	$123

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

90	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Exchange-Traded Funds	$6,599	$0	$0	$6,599
Short-Term Instruments
Repurchase Agreements	0	517	0	517
U.S. Treasury Bills	0	58	0	58
	$6,599	$575	$0	$7,174

Investments in Affiliates, at Value
Mutual Funds	37,355	0	0	37,355
Exchange-Traded Funds	197	0	0	197
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,518	0	0	3,518
	$41,070	$0	$0	$41,070

Total Investments	$47,669	$575	$0	$48,244

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$21	$206	$0	$227
Over the counter	0	241	0	241
	$21	$447	$0	$468

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3)	(104)	0	(107)
Over the counter	0	(50)	0	(50)
	$(3)	$(154)	$0	$(157)

Totals	$47,687	$868	$0	$48,555

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	91

Schedule of Investments PIMCO RealRetirement® 2050 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 16.2%

EXCHANGE-TRADED FUNDS 15.3%
iShares China Large Cap Index Fund	85,100	$3,045
Vanguard FTSE Emerging Markets ETF	129,400	5,251
Vanguard REIT ETF	41,850	2,955

Total Exchange-Traded Funds (Cost $10,999)		11,251

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (b) 0.8%
		590

U.S. TREASURY BILLS 0.1%
0.120% due 03/05/2015 (d)	$86	86

Total Short-Term Instruments (Cost $676)		676

Total Investments in Securities (Cost $11,675)		11,927

	SHARES
INVESTMENTS IN AFFILIATES 83.5%

MUTUAL FUNDS (a) 77.2%
PIMCO CommoditiesPLUS® Strategy Fund	764,603	8,556

	SHARES	MARKET VALUE (000S)
PIMCO Emerging Markets Bond Fund	143,811	$1,557
PIMCO EqS Pathfinder Fund®	157,583	1,926
PIMCO EqS® Emerging Markets Fund	215,323	1,817
PIMCO High Yield Fund	62,217	605
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,041,936	8,346
PIMCO Long-Term U.S. Government Fund	214,297	2,098
PIMCO Mortgage Opportunities Fund	20,073	222
PIMCO RealEstateRealReturn Strategy Fund	1,180,554	5,124
PIMCO Small Cap StocksPLUS® AR Strategy Fund	727,718	7,168
PIMCO StocksPLUS® Fund	1,614,620	16,114
PIMCO Total Return Fund	113,498	1,223
PIMCO TRENDS Managed Futures Strategy Fund	213,650	2,171

Total Mutual Funds (Cost $52,932)		56,927

EXCHANGE-TRADED FUNDS 0.4%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	4,720	287

Total Exchange-Traded Funds (Cost $330)		287

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.9%
PIMCO Short-Term Floating NAV Portfolio	431,514	$4,318
PIMCO Short-Term Floating NAV Portfolio III	613	6

Total Short-Term Instruments (Cost $4,324)		4,324

Total Investments in Affiliates (Cost $57,586)		61,538

Total Investments 99.7% (Cost $69,261)		$73,465

Financial Derivative Instruments (c)(e) 0.7% (Cost or Premiums, net $557)		515

Other Assets and Liabilities, net (0.4%)		(288)

Net Assets 100.0%		$73,692

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$590	Fannie Mae 2.260% due 10/17/2022	$(604)	$590	$590

Total Repurchase Agreements						$(604)	$590	$590

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$590	$0	$0	$0	$590	$(604)	$(14)

Total Borrowings and Other Financing Transactions	$590	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

92	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$60.000	03/20/2015	316	$84	$74
Put - CBOE iShares MSCI Emerging Markets Index Fund	36.000	03/20/2015	308	66	57

				$150	$131

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,600.000	01/17/2015	39	$282	$132
Put - CBOE S&P 500 Index	1,650.000	03/20/2015	11	68	58

				$350	$190

Total Purchased Options				$500	$321

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$55.000	03/20/2015	316	$(48)	$(44)
Put - CBOE iShares MSCI Emerging Markets Index Fund	31.000	03/20/2015	308	(30)	(26)

				$(78)	$(70)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,650.000	04/19/2014	24	$(34)	$(1)
Put - CBOE S&P 500 Index	1,750.000	04/19/2014	11	(32)	(2)
Put - CBOE S&P 500 Index	1,425.000	01/17/2015	39	(138)	(63)
Put - CBOE S&P 500 Index	1,450.000	03/20/2015	11	(32)	(27)

				$(236)	$(93)

Total Written Options				$(314)	$(163)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Gold 100 oz. June Futures	Short	06/2014	16	$44	$17	$0
Nikkei 225 Index June Futures	Long	06/2014	33	(64)	17	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2014	11	12	0	(3)

Total Futures Contracts				$(8)	$34	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

Cash of $815 has been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(d)	Securities with an aggregate market value of $86 and cash of $229 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$321	$34	$0	$355	$(163)	$(3)	$0	$(166)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	93

Schedule of Investments PIMCO RealRetirement® 2050 Fund (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BPS	04/2014	AUD	258	$		230	$0	$(10)
	05/2014	JPY	11,400			112	1	0
	05/2014	$	73		JPY	7,500	0	0

BRC	04/2014	BRL	103	$		46	0	0
	04/2014	EUR	719			997	7	0
	04/2014	$	42		BRL	103	3	0
	05/2014	AUD	252	$		232	0	(1)

CBK	05/2014	$	1,740		JPY	177,454	0	(20)

DUB	05/2014	JPY	13,200	$		130	2	0

FBF	04/2014	BRL	92			39	0	(2)
	04/2014	$	41		BRL	92	0	0
	05/2014		39			92	2	0

GLM	06/2014		216		GBP	129	0	(1)

RYL	04/2014		991		EUR	719	0	0
	05/2014	EUR	719	$		991	0	0

UAG	04/2014	BRL	1,702			717	0	(33)
	04/2014	$	699		BRL	1,702	52	0
	05/2014		712			1,702	31	0

Total Forward Foreign Currency Contracts							$98	$(67)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$ 2,900	$50	$42

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015	1,200	0	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	2,900	115	95

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015	1,400	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	3,500	74	51
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	3,600	153	117

							$392	$305

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus USD	$1.000	05/22/2015	EUR	280	$14	$0

Total Purchased Options						$406	$305

WRITTEN OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC Nikkei Stock Average Volatility Index	13,950.000	04/25/2014	JPY	1,534	$(31)	$(14)

Total Written Options						$(31)	$(14)

94	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in JPY		Premiums
Balance at 03/31/2013	25	JPY	0	$(39)
Sales	740		3,031	(413)
Closing Buys	(12)		0	28
Expirations	(44)		(1,497)	79
Exercised	0		0	0

Balance at 03/31/2014	709	JPY	1,534	$(345)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.400%	$ 200	$(4)	$8	$4	$0

Total Swap Agreements						$(4)	$8	$4	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$42	$0	$42	$0	$0	$0	$0	$42	$0	$42
BPS	1	0	0	1	(10)	(14)	0	(24)	(23)	0	(23)
BRC	10	0	0	10	(1)	0	0	(1)	9	0	9
CBK	0	0	4	4	(20)	0	0	(20)	(16)	0	(16)
DUB	2	0	0	2	0	0	0	0	2	0	2
FBF	2	0	0	2	(2)	0	0	(2)	0	0	0
GLM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	0	95	0	95	0	0	0	0	95	0	95
MYC	0	168	0	168	0	0	0	0	168	(260)	(92)
UAG	83	0	0	83	(33)	0	0	(33)	50	0	50

Total Over the Counter	$98	$305	$4	$407	$(67)	$(14)	$0	$(81)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	95

Schedule of Investments PIMCO RealRetirement® 2050 Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$321	$0	$0	$321
Futures	17	0	17	0	0	34

	$17	$0	$338	$0	$0	$355

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$98	$0	$98
Purchased Options	0	0	0	0	305	305
Swap Agreements	0	4	0	0	0	4

	$0	$4	$0	$98	$305	$407

	$17	$4	$338	$98	$305	$762

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$163	$0	$0	$163
Futures	0	0	0	0	3	3

	$0	$0	$163	$0	$3	$166

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$67	$0	$67
Written Options	0	0	14	0	0	14

	$0	$0	$14	$67	$0	$81

	$0	$0	$177	$67	$3	$247

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(139)	$0	$(644)	$0	$0	$(783)
Written Options	0	0	84	0	0	84
Futures	(28)	0	(720)	0	31	(717)
Swap Agreements	0	(35)	0	0	(80)	(115)

	$(167)	$(35)	$(1,280)	$0	$(49)	$(1,531)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(319)	$0	$(319)
Purchased Options	0	0	0	0	(15)	(15)
Written Options	0	0	24	0	0	24
Swap Agreements	0	(34)	0	0	0	(34)

	$0	$(34)	$24	$(319)	$(15)	$(344)

	$(167)	$(69)	$(1,256)	$(319)	$(64)	$(1,875)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1)	$0	$0	$(1)
Written Options	0	0	113	0	0	113
Futures	44	0	22	0	12	78

	$44	$0	$134	$0	$12	$190

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18	$0	$18
Purchased Options	0	0	0	(3)	(66)	(69)
Written Options	0	0	17	0	0	17
Swap Agreements	0	26	0	0	0	26

	$0	$26	$17	$15	$(66)	$(8)

	$44	$26	$151	$15	$(54)	$182

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

96	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Exchange-Traded Funds	$11,251	$0	$0	$11,251
Short-Term Instruments
Repurchase Agreements	0	590	0	590
U.S. Treasury Bills	0	86	0	86
	$11,251	$676	$0	$11,927

Investments in Affiliates, at Value
Mutual Funds	56,927	0	0	56,927
Exchange-Traded Funds	287	0	0	287
Short-Term Instruments
Central Funds Used for Cash Management Purposes	4,324	0	0	4,324
	$61,538	$0	$0	$61,538

Total Investments	$72,789	$676	$0	$73,465

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$34	$321	$0	$355
Over the counter	0	407	0	407
	$34	$728	$0	$762

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3)	(163)	0	(166)
Over the counter	0	(81)	0	(81)
	$(3)	$(244)	$0	$(247)

Totals	$72,820	$1,160	$0	$73,980

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	97

Schedule of Investments PIMCO RealRetirement® Income and Distribution Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 8.2%

U.S. TREASURY OBLIGATIONS 5.4%
U.S. Treasury Notes
1.750% due 05/15/2023 (c)(e)	$3,500	$3,243

Total U.S. Treasury Obligations (Cost $3,251)		3,243

EXCHANGE-TRADED FUNDS 2.6%
iShares China Large Cap Index Fund	16,900	605
Vanguard FTSE Emerging Markets ETF	9,100	369
Vanguard REIT ETF	8,660	611

Total Exchange-Traded Funds (Cost $1,563)		1,585

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		105

Total Short-Term Instruments (Cost $105)		105

Total Investments in Securities (Cost $4,919)		4,933

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 96.3%

MUTUAL FUNDS (a) 90.9%
PIMCO CommoditiesPLUS® Strategy Fund	202,719	$2,269
PIMCO Emerging Markets Bond Fund	435,324	4,715
PIMCO EqS Pathfinder Fund®	72,845	890
PIMCO EqS® Emerging Markets Fund	28,456	240
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	361,273	3,873
PIMCO Global Advantage® Strategy Bond Fund	222,329	2,501
PIMCO High Yield Fund	415,414	4,042
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	291,140	2,332
PIMCO Mortgage Opportunities Fund	24,693	273
PIMCO Real Return Fund	776,508	8,681
PIMCO RealEstateRealReturn Strategy Fund	255,210	1,108
PIMCO Short-Term Fund	129,948	1,284
PIMCO Small Cap StocksPLUS® AR Strategy Fund	160,539	1,581
PIMCO StocksPLUS® Fund	584,659	5,835

	SHARES	MARKET VALUE (000S)
PIMCO Total Return Fund	1,336,181	$14,404
PIMCO TRENDS Managed Futures Strategy Fund	59,347	603

Total Mutual Funds (Cost $54,150)		54,631

SHORT-TERM INSTRUMENTS 5.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.4%
PIMCO Short-Term Floating NAV Portfolio	322,528	3,227
PIMCO Short-Term Floating NAV Portfolio III	120	1

Total Short-Term Instruments (Cost $3,228)		3,228

Total Investments in Affiliates (Cost $57,378)		57,859

Total Investments 104.5% (Cost $62,297)		$62,792

Financial Derivative Instruments (d)(f) 0.7% (Cost or Premiums, net $443)		413

Other Assets and Liabilities, net (5.2%)		(3,139)

Net Assets 100.0%		$60,066

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$105	Fannie Mae 2.260% due 10/17/2022	$(109)	$105	$105

Total Repurchase Agreements						$(109)	$105	$105

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.140%	03/24/2014	04/08/2014	$(1,396)	$(1,397)
	0.150%	03/28/2014	04/11/2014	(691)	(691)
FOB	0.160%	03/19/2014	04/09/2014	(1,031)	(1,032)

Total Sale-Buyback Transactions					$(3,120)

(2)

As of March 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2014 was $1,432 at a weighted average interest rate of 0.088%.

(3)	Payable for sale-buyback transactions includes $1 of deferred price drop on sale-buyback transactions.

98	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(c)	Securities with an aggregate market value of $3,092 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$105	$0	$0	$0	$105	$(109)	$(4)

Master Securities Forward Transaction Agreement
BCY	0	0	(2,088)	0	(2,088)	2,073	(15)
FOB	0	0	(1,032)	0	(1,032)	1,019	(13)

Total Borrowings and Other Financing Transactions	$105	$0	$(3,120)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$60.000	03/20/2015	105	$28	$24
Put - CBOE iShares MSCI Emerging Markets Index Fund	36.000	03/20/2015	102	22	19

				$50	$43

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,600.000	01/17/2015	11	$79	$37
Put - CBOE S&P 500 Index	1,650.000	03/20/2015	4	25	22

				$104	$59

Total Purchased Options				$154	$102

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$55.000	03/20/2015	105	$(15)	$(14)
Put - CBOE iShares MSCI Emerging Markets Index Fund	31.000	03/20/2015	102	(10)	(9)

				$(25)	$(23)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,650.000	04/19/2014	7	$(10)	$0
Put - CBOE S&P 500 Index	1,750.000	04/19/2014	3	(9)	0
Put - CBOE S&P 500 Index	1,425.000	01/17/2015	11	(39)	(18)
Put - CBOE S&P 500 Index	1,450.000	03/20/2015	4	(11)	(10)

				$(69)	$(28)

Total Written Options				$(94)	$(51)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	99

Schedule of Investments PIMCO RealRetirement® Income and Distribution Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2014	4	$2	$3	$0
Gold 100 oz. June Futures	Short	06/2014	4	11	4	0
Nikkei 225 Index June Futures	Long	06/2014	12	(23)	6	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	12	(9)	0	(1)
U.S. Treasury 30-Year Bond June Futures	Long	06/2014	10	11	0	(3)

Total Futures Contracts				$(8)	$13	$(4)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	$1,000	$(1)	$(50)	$5	$0

Total Swap Agreements					$(1)	$(50)	$5	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

Cash of $249 has been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(e)	Securities with an aggregate market value of $151 and cash of $119 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$102	$13	$5	$120	$(51)	$(4)	$0	$(55)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	04/2014		AUD	207	$		184	$0	$(8)

BRC	04/2014		BRL	446			197	0	0
	04/2014		EUR	945			1,311	9	0
	04/2014	$		184		BRL	446	13	0
	05/2014		AUD	200	$		184	0	(1)

CBK	05/2014	$		378		JPY	38,590	0	(4)

FBF	04/2014		BRL	468	$		198	0	(8)
	04/2014	$		207		BRL	468	0	(1)
	05/2014			197			468	8	0

GLM	06/2014			216		GBP	129	0	(1)

RYL	04/2014			1,302		EUR	945	0	0
	05/2014		EUR	945	$		1,302	0	0

UAG	04/2014		BRL	1,451			612	0	(27)
	04/2014	$		596		BRL	1,451	44	0
	05/2014			598			1,429	27	0

Total Forward Foreign Currency Contracts								$101	$(50)

100	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	2,800	$49	$41

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,200	0	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		2,900	115	95

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,400	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		3,600	76	52
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		3,600	153	117

								$393	$305

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus USD	$1.000	05/22/2015	EUR	410	$20	$0

Total Purchased Options						$413	$305

WRITTEN OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC Nikkei Stock Average Volatility Index	13,950.000	04/25/2014	JPY	1,273	$(26)	$(12)

Total Written Options						$(26)	$(12)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in JPY		Premiums
Balance at 03/31/2013	10	JPY	0	$(21)
Sales	254		1,696	(150)
Closing Buys	(3)		0	7
Expirations	(29)		(423)	44
Exercised	0		0	0

Balance at 03/31/2014	232	JPY	1,273	$(120)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.400%	$	200	$(4)	$8	$4	$0

Total Swap Agreements							$(4)	$8	$4	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	101

Schedule of Investments PIMCO RealRetirement® Income and Distribution Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$41	$0	$41	$0	$0	$0	$0	$41	$0	$41
BPS	0	0	0	0	(8)	(12)	0	(20)	(20)	0	(20)
BRC	22	0	0	22	(1)	0	0	(1)	21	0	21
CBK	0	0	4	4	(4)	0	0	(4)	0	0	0
FBF	8	0	0	8	(9)	0	0	(9)	(1)	0	(1)
GLM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	0	95	0	95	0	0	0	0	95	0	95
MYC	0	169	0	169	0	0	0	0	169	(260)	(91)
UAG	71	0	0	71	(27)	0	0	(27)	44	0	44

Total Over the Counter	$101	$305	$4	$410	$(50)	$(12)	$0	$(62)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$102	$0	$0	$102
Futures	4	0	9	0	0	13
Swap Agreements	0	0	0	0	5	5

	$4	$0	$111	$0	$5	$120

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$101	$0	$101
Purchased Options	0	0	0	0	305	305
Swap Agreements	0	4	0	0	0	4

	$0	$4	$0	$101	$305	$410

	$4	$4	$111	$101	$310	$530

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$51	$0	$0	$51
Futures	0	0	0	0	4	4

	$0	$0	$51	$0	$4	$55

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$50	$0	$50
Written Options	0	0	12	0	0	12

	$0	$0	$12	$50	$0	$62

	$0	$0	$63	$50	$4	$117

102	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(39)	$0	$(212)	$0	$0	$(251)
Written Options	0	0	44	0	0	44
Futures	(7)	0	(258)	0	65	(200)
Swap Agreements	0	(42)	0	0	(30)	(72)

	$(46)	$(42)	$(426)	$0	$35	$(479)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(258)	$0	$(258)
Purchased Options	0	0	0	0	(21)	(21)
Written Options	0	0	7	0	0	7
Swap Agreements	0	(42)	0	0	0	(42)

	$0	$(42)	$7	$(258)	$(21)	$(314)

	$(46)	$(84)	$(419)	$(258)	$14	$(793)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$22	$0	$0	$22
Written Options	0	0	23	0	0	23
Futures	11	0	7	0	2	20
Swap Agreements	0	0	0	0	(50)	(50)

	$11	$0	$52	$0	$(48)	$15

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19	$0	$19
Purchased Options	0	0	0	(3)	(57)	(60)
Written Options	0	0	14	0	0	14
Swap Agreements	0	30	0	0	0	30

	$0	$30	$14	$16	$(57)	$3

	$11	$30	$66	$16	$(105)	$18

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$3,243	$0	$3,243
Exchange-Traded Funds	1,585	0	0	1,585
Short-Term Instruments
Repurchase Agreements	0	105	0	105
	$1,585	$3,348	$0	$4,933

Investments in Affiliates, at Value
Mutual Funds	54,631	0	0	54,631
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,228	0	0	3,228
	$57,859	$0	$0	$57,859

Total Investments	$59,444	$3,348	$0	$62,792

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$13	$107	$0	$120
Over the counter	0	410	0	410
	$13	$517	$0	$530

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4)	(51)	0	(55)
Over the counter	0	(62)	0	(62)
	$(4)	$(113)	$0	$(117)

Totals	$59,453	$3,752	$0	$63,205

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	103

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 42.7%

CORPORATE BONDS & NOTES 3.5%

BANKING & FINANCE 2.5%
Ally Financial, Inc.
2.750% due 01/30/2017		$1,300	$1,316
3.125% due 01/15/2016		300	307
3.500% due 07/18/2016		300	310
4.625% due 06/26/2015		4,500	4,671
4.750% due 09/10/2018		100	106
5.500% due 02/15/2017		975	1,063
6.750% due 12/01/2014		600	623
8.300% due 02/12/2015		900	953
Barclays Bank PLC
7.625% due 11/21/2022		5,900	6,520
CIT Group, Inc.
4.750% due 02/15/2015		1,300	1,339
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	4,100	6,672
Credit Suisse
6.500% due 08/08/2023		$5,900	6,490
GMAC International Finance BV
7.500% due 04/21/2015	EUR	200	292
International Lease Finance Corp.
4.875% due 04/01/2015		$300	312
5.750% due 05/15/2016		300	323
6.500% due 09/01/2014		400	410
6.750% due 09/01/2016		300	335
8.625% due 09/15/2015		300	332
KBC Bank NV
8.000% due 01/25/2023		5,800	6,522
SLM Corp.
6.250% due 01/25/2016		400	432
Springleaf Finance Corp.
5.400% due 12/01/2015		100	105

			39,433

INDUSTRIALS 1.0%
DISH DBS Corp.
7.125% due 02/01/2016		1,200	1,314
Jones Group, Inc.
5.125% due 11/15/2014		8,200	8,395
MGM Resorts International
7.500% due 06/01/2016		300	336
10.000% due 11/01/2016		100	120
New York Times Co.
5.000% due 03/15/2015		6,000	6,187
Time Warner Cable, Inc.
5.850% due 05/01/2017		200	225

			16,577

UTILITIES 0.0%
Sprint Communications, Inc.
6.000% due 12/01/2016		500	549

Total Corporate Bonds & Notes (Cost $54,884)			56,559

U.S. GOVERNMENT AGENCIES 0.8%
Fannie Mae
0.704% due 09/25/2041		9,601	9,694
4.000% due 10/01/2040 †		17	18

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.705% due 07/15/2041	$2,792	$2,809

Total U.S. Government Agencies (Cost $12,417)		12,521

U.S. TREASURY OBLIGATIONS 11.5%
U.S. Treasury Inflation Protected Securities (c)
0.375% due 07/15/2023 (f)	23,440	23,199
0.625% due 01/15/2024 (f)	46,529	46,718
0.625% due 02/15/2043 (f)	6,726	5,643
1.375% due 02/15/2044 (f)(h)(k)	3,414	3,491
2.375% due 01/15/2025 (f)	745	879
U.S. Treasury Notes
0.250% due 08/31/2014	1,000	1,001
0.250% due 09/15/2014 †	10,400	10,409
0.250% due 09/30/2014 †	1,100	1,101
0.250% due 10/31/2014 †	5,483	5,489
0.250% due 11/30/2014 †	100	100
0.250% due 01/15/2015 †	6,300	6,307
0.250% due 02/28/2015 †	100	100
0.500% due 10/15/2014 †	5,872	5,886
2.000% due 02/15/2023 (f)	79,100	75,237
2.750% due 02/15/2024	100	100

Total U.S. Treasury Obligations (Cost $185,297)		185,660

MORTGAGE-BACKED SECURITIES 0.7%
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035	290	295
2.250% due 08/25/2035	98	100
2.579% due 08/25/2033	314	322
Bear Stearns Commercial Mortgage Securities Trust
5.700% due 06/11/2050	600	674
Citigroup Mortgage Loan Trust, Inc.
2.500% due 10/25/2035	866	846
Countrywide Alternative Loan Trust
0.487% due 11/20/2035	1,767	1,415
1.129% due 02/25/2036	347	307
Countrywide Home Loan Mortgage Pass-Through Trust
0.474% due 03/25/2035	218	194
2.550% due 09/20/2036 ^	222	162
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045	1,132	1,281
Merrill Lynch Floating Trust
0.692% due 07/09/2021	1,965	1,963
Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036	610	494
Structured Adjustable Rate Mortgage Loan Trust
2.468% due 01/25/2035	65	61
Structured Asset Mortgage Investments Trust
0.406% due 07/19/2035	119	116
WaMu Mortgage Pass-Through Certificates
0.829% due 02/25/2047	380	311
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 03/25/2036	1,043	1,053
2.621% due 09/25/2036	2,456	2,274

Total Mortgage-Backed Securities (Cost $10,368)		11,868

ASSET-BACKED SECURITIES 0.2%
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	1,192	1,201
Mid-State Trust
8.330% due 04/01/2030	289	297

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.433% due 12/17/2018		$38	$38
Wood Street CLO BV
0.544% due 11/22/2021	EUR	690	942

Total Asset-Backed Securities (Cost $2,294)			2,478

SOVEREIGN ISSUES 12.7%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	102,200	39,978
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (c)	EUR	18,531	26,827
Republic of Germany
0.750% due 04/15/2018 (c)(f)		91,594	133,112
Spain Government International Bond
3.800% due 04/30/2024		2,300	3,321

Total Sovereign Issues (Cost $199,501)			203,238

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
SFX Entertainment, Inc. (a)		23,989	169

Total Common Stocks (Cost $312)			169

EXCHANGE-TRADED FUNDS 5.9%
iShares MSCI EAFE Index Fund		397,629	26,709
Vanguard FTSE Emerging Markets ETF		1,649,916	66,954

Total Exchange-Traded Funds (Cost $92,388)			93,663

REAL ESTATE INVESTMENT TRUSTS 2.6%

FINANCIALS 2.6%
Apartment Investment & Management Co. ‘A’ (h)		279,669	8,451
Equity Residential (h)		143,795	8,339
Essex Property Trust, Inc. (h)		49,778	8,465
Home Properties, Inc. (h)		137,626	8,274
Post Properties, Inc. (h)		175,235	8,604

Total Real Estate Investment Trusts (Cost $40,263)			42,133

SHORT-TERM INSTRUMENTS 4.8%

REPURCHASE AGREEMENTS (e) 1.8%
			29,223

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.4%
Federal Home Loan Bank
0.069% due 05/14/2014 †		$400	400
0.097% due 09/19/2014 †		1,200	1,200
0.100% due 08/01/2014		900	900
Freddie Mac
0.100% due 07/01/2014 - 10/24/2014 †		2,200	2,199

104	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.113% due 07/01/2014 †	$500	$500
0.120% due 07/01/2014	1,500	1,500

		6,699

U.S. TREASURY BILLS 2.6%
0.077% due 04/03/2014 - 03/05/2015 (b)(f)(h)(i)(k)†	42,053	42,038

Total Short-Term Instruments (Cost $77,957)		77,960

Total Investments in Securities (Cost $675,681)		686,249

	SHARES
INVESTMENTS IN AFFILIATES 71.3%

MUTUAL FUNDS (d) 67.4%
PIMCO Emerging Local Bond Fund	7,270,511	68,270
PIMCO Emerging Markets Corporate Bond Fund	3,017,435	34,248
PIMCO EqS® Dividend Fund	9,483,031	117,684
PIMCO EqS® Emerging Markets Fund	14,880,896	125,595
PIMCO EqS® Long/Short Fund	2,115,334	25,405

	SHARES	MARKET VALUE (000S)
PIMCO Income Fund	20,460,828	$255,146
PIMCO Investment Grade Corporate Bond Fund	3,839,270	40,159
PIMCO Mortgage Opportunities Fund	2,302,261	25,463
PIMCO StocksPLUS® Fund	18,190,166	181,538
PIMCO Total Return Fund	2,253,928	24,297
PIMCO TRENDS Managed Futures Strategy Fund	8,464,637	86,001
PIMCO Unconstrained Bond Fund	8,784,493	98,123

Total Mutual Funds (Cost $1,048,492)		1,081,929

EXCHANGE-TRADED FUNDS 3.5%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	164,000	17,484
PIMCO Diversified Income Exchange-Traded Fund	399,000	20,195
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	400,000	19,483

Total Exchange-Traded Funds (Cost $56,637)		57,162

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%
PIMCO Short-Term Floating NAV Portfolio	6,081	$61
PIMCO Short-Term Floating NAV Portfolio III	701,404	7,008

Total Short-Term Instruments (Cost $7,068)		7,069

Total Investments in Affiliates (Cost $1,112,197)		1,146,160

Total Investments 114.0% (Cost $1,787,878)		$1,832,409

Financial Derivative Instruments (g)(j) 1.3% (Cost or Premiums, net $28,635)		20,562

Other Assets and Liabilities, net (15.3%)		(246,139)

Net Assets 100.0%		$1,606,832

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.070% †	03/31/2014	04/01/2014	$4,300	U.S. Treasury Notes 2.625% due 11/15/2020	$(4,401)	$4,300	$4,300
JPS	0.080% †	03/31/2014	04/01/2014	10,600	Freddie Mac 2.205% due 12/05/2022	(10,741)	10,600	10,600
					Freddie Mac 2.205% due 12/05/2022	(208)
MSC	0.080% †	03/31/2014	04/01/2014	6,300	U.S. Treasury Notes 0.875% due 09/15/2016	(6,434)	6,300	6,300
SAL	0.080% †	03/31/2014	04/01/2014	6,300	U.S. Treasury Notes 0.375% due 11/15/2014	(6,426)	6,300	6,300
SSB	0.000% †	03/31/2014	04/01/2014	1,723	Fannie Mae 2.260% due 10/17/2022	(1,761)	1,723	1,723

Total Repurchase Agreements						$(29,971)	$29,223	$29,223

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
IND	0.100%	03/14/2014	04/15/2014	$(49,938)	$(49,941)
	0.110%	03/18/2014	04/21/2014	(2,406)	(2,406)
	0.120%	03/21/2014	04/04/2014	(63,411)	(63,413)
RDR	0.150%	03/11/2014	04/10/2014	(8,426)	(8,426)

Total Reverse Repurchase Agreements					$(124,186)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	105

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BCY	0.130%	03/17/2014	04/09/2014	$	(19,684)	$(19,706)
	0.130%	03/21/2014	04/21/2014		(5,490)	(5,509)
	0.140%	03/28/2014	04/11/2014		(1,765)	(1,768)
	0.150%	03/20/2014	04/07/2014		(381)	(381)
	0.150%	03/20/2014	04/08/2014		(2,162)	(2,164)
BPS	0.180%	03/13/2014	04/10/2014	EUR	(16,778)	(23,077)
	0.211%	03/24/2014	05/23/2014		(32,316)	(44,266)
	0.222%	03/27/2014	04/28/2014		(21,765)	(29,809)
FOB	0.100%	03/14/2014	04/14/2014	$	(95,837)	(95,913)

Total Sale-Buyback Transactions						$(222,593)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $554,635 at a weighted average interest rate of 0.075%.
(3)	Payable for sale-buyback transactions includes $146 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae †	3.500%	04/01/2044	$1,000	$(1,004)	$(1,006)

Total Short Sales				$(1,004)	$(1,006)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(f)	Securities with an aggregate market value of $346,170 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO Global Multi-Asset Fund
Global/Master Repurchase Agreement
IND	$0	$(115,760)	$0	$0	$(115,760)	$115,415	$(345)
JPS	200	0	0	0	200	(208)	(8)
RDR	0	(8,426)	0	0	(8,426)	8,417	(9)
SSB	557	0	0	0	557	(571)	(14)

Master Securities Forward Transaction Agreement
BCY	0	0	(29,528)	0	(29,528)	29,692	164
BPS	0	0	(97,152)	0	(97,152)	96,816	(336)
FOB	0	0	(95,913)	0	(95,913)	95,427	(486)

PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BCY	4,300	0	0	0	4,300	(4,401)	(101)
JPS	10,400	0	0	0	10,400	(10,741)	(341)
MSC	6,300	0	0	0	6,300	(6,434)	(134)
SAL	6,300	0	0	0	6,300	(6,426)	(126)
SSB	1,166	0	0	0	1,166	(1,190)	(24)

Master Securities Forward Transaction Agreement
FOB	0	0	0	(1,006)	(1,006)	0	(1,006)

Total Borrowings and Other Financing Transactions	$29,223	$(124,186)	$(222,593)	$(1,006)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

106	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$111.000	05/23/2014	1,522	$13	$23
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.000	05/23/2014	800	7	12
Put - CBOT U.S. Treasury 10-Year Note June Futures	113.000	05/23/2014	1,220	10	18
Put - CBOT U.S. Treasury 10-Year Note June Futures	117.000	05/23/2014	50	1	1

				$31	$54

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$60.000	03/20/2015	7,106	$1,883	$1,669
Put - CBOE iShares MSCI Emerging Markets Index Fund	34.000	01/17/2015	28,960	4,924	3,350
Put - CBOE iShares MSCI Emerging Markets Index Fund	36.000	03/20/2015	6,923	1,489	1,272

				$8,296	$6,291

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index	1,895.000	04/19/2014	13	$13	$13
Put - CBOE S&P 500 Index	1,600.000	01/17/2015	918	6,648	3,103
Put - CBOE S&P 500 Index	1,650.000	03/20/2015	247	1,527	1,314

				$8,188	$4,430

Total Purchased Options				$16,515	$10,775

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$55.000	03/20/2015	7,106	$(1,073)	$(993)
Put - CBOE iShares MSCI Emerging Markets Index Fund	30.000	01/17/2015	28,960	(2,525)	(1,638)
Put - CBOE iShares MSCI Emerging Markets Index Fund	31.000	03/20/2015	6,923	(678)	(595)

				$(4,276)	$(3,226)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,750.000	04/19/2014	328	$(951)	$(51)
Put - CBOE S&P 500 Index	1,820.000	04/19/2014	121	(208)	(74)
Call - CBOE S&P 500 Index	1,930.000	04/19/2014	240	(81)	(21)
Put - CBOE S&P 500 Index	1,760.000	06/21/2014	248	(628)	(457)
Put - CBOE S&P 500 Index	1,790.000	06/21/2014	240	(575)	(562)
Call - CBOE S&P 500 Index	1,930.000	06/21/2014	248	(431)	(335)
Call - CBOE S&P 500 Index	1,940.000	06/21/2014	240	(388)	(254)
Put - CBOE S&P 500 Index	1,425.000	01/17/2015	918	(3,280)	(1,478)
Put - CBOE S&P 500 Index	1,450.000	03/20/2015	247	(716)	(609)
Put - EUREX Euro STOXX 50 Index	2,850.000	04/17/2014	1,219	(425)	(31)

				$(7,683)	$(3,872)

Total Written Options				$(11,959)	$(7,098)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	107

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
DAX Index June Futures	Long	06/2014	154	$927	$700	$(87)
E-mini S&P 500 Index June Futures	Long	06/2014	953	553	677	0
Euro STOXX 50 June Futures	Long	06/2014	1,823	1,445	954	(100)
FTSE 100 Index June Futures	Long	06/2014	530	(407)	216	(102)
Henry Hub Natural Gas April Futures †	Long	03/2015	893	(167)	0	(634)
Henry Hub Natural Gas June Futures †	Long	06/2018	16	(2)	0	(1)
Henry Hub Natural Gas March Futures †	Short	02/2015	893	1,499	804	0
Henry Hub Natural Gas Swap April Futures †	Long	04/2018	16	(4)	0	(2)
Henry Hub Natural Gas Swap August Futures †	Long	08/2018	14	(1)	0	(1)
Henry Hub Natural Gas Swap December Futures †	Long	12/2017	16	10	3	0
Henry Hub Natural Gas Swap February Futures †	Long	02/2018	16	6	2	0
Henry Hub Natural Gas Swap January Futures †	Long	01/2018	14	8	3	0
Henry Hub Natural Gas Swap July Futures †	Long	07/2018	16	(2)	0	(1)
Henry Hub Natural Gas Swap March Futures †	Long	03/2018	14	(4)	0	(2)
Henry Hub Natural Gas Swap May Futures †	Long	05/2018	14	(3)	0	(1)
Henry Hub Natural Gas Swap November Futures †	Long	11/2018	16	11	4	0
Henry Hub Natural Gas Swap October Futures †	Long	10/2018	14	3	1	0
Henry Hub Natural Gas Swap September Futures †	Long	09/2018	16	0	0	0
Nikkei 225 Index June Futures	Long	06/2014	240	549	128	0
S&P CNX Nifty Index April Futures	Long	04/2014	1,467	286	44	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	2,668	(839)	0	(167)
U.S. Treasury 30-Year Bond June Futures	Short	06/2014	52	(57)	16	0
WTI Crude May Futures †	Long	05/2015	352	529	78	0

Total Futures Contracts				$4,340	$3,630	$(1,098)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date		Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month AUD-BBR-BBSW	3.250%	09/11/2015	AUD	38,700	$136	$124	$10	$0
Pay	3-Month CAD-Bank Bill	3.400%	06/20/2029	CAD	52,000	439	130	12	(143)
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044		32,800	(509)	(121)	153	(11)
Receive	3-Month USD-LIBOR	2.750%	06/19/2033	$	64,050	5,916	5,156	206	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		3,200	(3)	(106)	16	0
Receive	3-Month USD-LIBOR	3.250%	12/18/2043		30,950	1,494	(81)	147	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		16,100	(529)	133	82	0
Pay	6-Month AUD-BBR-BBSW	3.500%	12/11/2018	AUD	66,600	(241)	(419)	55	0
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018		106,700	762	282	89	0
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019		11,500	94	37	10	0
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2023		19,500	(1,103)	(967)	3	0
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023		48,300	(1,878)	(2,127)	9	0
Pay	6-Month AUD-BBR-BBSW	3.975%	03/15/2023		1,800	(41)	(41)	0	0
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023		11,680	(248)	(248)	2	0
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		13,300	(47)	(146)	3	0
Pay	6-Month AUD-BBR-BBSW	4.000%	12/11/2023		18,100	(446)	(486)	8	0
Receive	6-Month EUR-EURIBOR	2.750%	09/17/2044	EUR	19,200	(1,438)	(229)	84	0
Pay	6-Month GBP-LIBOR	2.250%	09/17/2019	GBP	151,100	(489)	267	0	(652)
Receive	6-Month GBP-LIBOR	3.500%	09/17/2044		57,300	(2,932)	(1,524)	10	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	21,100,000	(4,405)	(46)	222	0

						$(5,468)	$(412)	$1,121	$(806)

Total Swap Agreements						$(5,468)	$(412)	$1,121	$(806)

108	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(h)	Securities with an aggregate market value of $55,019 and cash of $1 have been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(i)	Securities with an aggregate market value of $11,654 and cash of $32,907 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)			Market Value	Variation Margin Liability (1)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO Global Multi-Asset Fund (2)	$10,775	$2,778	$1,121	$14,674	$(7,098)	$(456)	$(806)	$(8,360)
PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary) (2)	0	852	0	852	0	(753)	0	(753)

Total Exchange-Traded or Centrally Cleared	$10,775	$3,630	$1,121	$15,526	$(7,098)	$(1,209)	$ (806)	$(9,113)

(1)	Unsettled variation margin liability of $(111) for closed futures is outstanding at period end.
(2)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		CLP	688,446	$		1,220	$0	$(35)
	04/2014		EUR	62,990			86,499	9	(289)
	04/2014		PEN	3,911			1,386	0	(5)
	04/2014		TWD	1,726,314			58,668	1,945	0
	04/2014	$		1,150		CAD	1,280	7	0
	04/2014			886		NZD	1,050	24	0
	04/2014			1,393		PEN	3,911	0	(1)
	05/2014			10,982		EUR	7,964	0	(11)
	07/2014		INR	151,857	$		2,443	0	(35)

BPS	04/2014		AUD	4,818			4,407	0	(61)
	04/2014		EUR	11,311			15,593	13	(2)
	04/2014		GBP	2,650			4,405	0	(12)
	04/2014		JPY	86,200			850	15	0
	04/2014	$		11,512		AUD	12,501	81	0
	04/2014			500		MXN	6,645	8	0
	04/2014			850		NOK	5,141	8	0
	04/2014			682		NZD	800	11	0
	04/2014			14,433		TWD	436,526	0	(90)
	04/2014			22,110		ZAR	246,991	1,304	0
	05/2014		AUD	11,551	$		10,634	0	(57)
	05/2014		JPY	898,000			8,795	93	0
	05/2014		MXN	417,227			31,216	0	(638)
	05/2014	$		3,324		GBP	2,000	9	0
	06/2014		CAD	4,125	$		3,676	0	(48)

BRC	04/2014		BRL	28,905			11,900	0	(839)
	04/2014		CZK	24,805			1,225	0	(20)
	04/2014		EUR	503		PLN	2,117	6	0
	04/2014			17,526	$		24,108	41	(78)
	04/2014		GBP	1,600			2,672	5	0
	04/2014		TWD	111,703			3,660	0	(10)
	04/2014	$		12,384		BRL	28,905	370	(15)
	04/2014			1,545		EUR	1,107	0	(20)
	04/2014			3,336		GBP	2,000	0	(2)
	04/2014			1,194		HKD	9,255	0	0
	04/2014			15,974		KRW	17,283,795	268	0
	04/2014			18,421		RUB	667,945	541	0
	05/2014		COP	19,466,904	$		9,496	0	(354)
	05/2014		JPY	728,600			7,192	131	0
	05/2014		MXN	24,462			1,841	0	(26)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	109

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2014		RUB	667,945	$		18,292	$0	$(509)
	05/2014		SEK	5,521			851	0	(2)
	05/2014	$		3,082		EUR	2,246	12	0
	05/2014			5,509		JPY	563,700	0	(47)
	05/2014			5,889		MXN	78,520	106	0
	05/2014			774		SEK	4,990	0	(3)
	07/2014		KRW	17,283,795	$		15,903	0	(275)
	07/2014	$		10,735		INR	660,632	45	0
	08/2014		BRL	5,584	$		2,341	0	(40)

CBK	04/2014		EUR	950			1,317	8	0
	04/2014		HKD	14,687			1,894	0	0
	04/2014		PEN	9,694			3,451	3	0
	04/2014	$		4,456		AUD	4,947	131	0
	04/2014			350		CAD	391	4	0
	04/2014			9,354		EUR	6,791	1	0
	04/2014			3,446		PEN	9,694	2	0
	04/2014			5,053		PHP	227,288	22	0
	05/2014		JPY	2,589,400	$		25,380	287	0
	05/2014		NOK	65,505			10,650	0	(273)
	05/2014	$		1,439		EUR	1,042	0	(3)
	05/2014			360		IDR	4,211,871	13	0
	05/2014			4,829		JPY	494,000	0	(42)
	05/2014			1,231		MXN	16,175	4	0
	05/2014			1,470		NOK	8,903	16	0
	06/2014		CAD	16,794	$		15,129	0	(34)
	06/2014		PEN	9,694			3,408	0	(3)
	07/2014		PHP	227,288			5,036	0	(29)

DUB	04/2014		AUD	2,825			2,574	0	(46)
	04/2014		GBP	1,450			2,417	3	(3)
	04/2014		TRY	37,101			17,637	371	0
	04/2014	$		2,909		AUD	3,254	109	0
	04/2014			32,792		INR	2,019,630	807	0
	04/2014			1,100		NOK	6,573	0	(3)
	06/2014			3,234		CLP	1,797,296	15	0
	06/2014			2,851		GBP	1,704	0	(12)
	07/2014		INR	2,019,630	$		32,208	0	(747)
	09/2015	$		7,010		CNY	42,600	0	(198)

FBF	04/2014		BRL	18,120	$		8,007	21	0
	04/2014		EUR	1,000			1,375	0	(2)
	04/2014		GBP	600			989	0	(11)
	04/2014		PEN	20,491			7,226	0	(63)
	04/2014	$		680		AUD	750	15	0
	04/2014			7,678		BRL	18,120	308	0
	04/2014			25,540		HKD	198,277	26	0
	04/2014			17,299		KRW	18,708,869	282	0
	04/2014			691		NZD	800	2	0
	04/2014			7,296		PEN	20,491	0	(7)
	05/2014		BRL	18,120	$		7,619	0	(298)

GLM	04/2014		CLP	4,676,044			8,620	126	(32)
	04/2014		EUR	1,026		PLN	4,317	12	0
	04/2014			37,418	$		51,962	413	0
	04/2014		GBP	800			1,335	2	0
	04/2014		JPY	87,912			850	0	(2)
	04/2014		PEN	21,869			7,787	7	0
	04/2014	$		2,068		AUD	2,250	15	0
	04/2014			650		BRL	1,520	19	0
	04/2014			1,250		CAD	1,390	7	0
	04/2014			9,552		CLP	5,364,490	230	0
	04/2014			77,180		HKD	599,195	76	0
	04/2014			1,800		MXN	23,752	17	0
	04/2014			3,050		NOK	18,337	11	0
	04/2014			2,056		NZD	2,400	23	0
	04/2014			7,695		PEN	21,869	84	0
	05/2014			323		NOK	1,937	0	0
	06/2014		CLP	3,971,860	$		7,050	0	(130)
	06/2014		GBP	10,271			17,209	95	0
	06/2014		ILS	8,500			2,443	7	0
	06/2014	$		12,610		CAD	13,954	0	(11)
	06/2014			8,407		GBP	5,045	0	(1)

110	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2014	$		3,544		MXN	47,500	$71	$0

HUS	04/2014		EUR	8,045	$		11,085	2	0
	04/2014		HKD	400,543			51,668	25	0
	04/2014		JPY	158,823			1,550	11	0
	04/2014	$		1,306		AUD	1,450	38	0
	04/2014			500		BRL	1,174	15	0
	04/2014			500		MXN	6,563	2	0
	04/2014			626		NZD	750	25	0
	04/2014			8,517		PLN	25,851	17	0
	06/2014			3,654		CAD	4,108	55	0

JPM	04/2014		CNY	14,312	$		2,345	34	0
	04/2014		EUR	956		PLN	4,022	11	0
	04/2014		HKD	1,344,297	$		173,413	89	0
	04/2014		HUF	669,326			3,016	20	0
	04/2014		IDR	29,964,490			2,482	0	(170)
	04/2014		JPY	86,200			850	15	0
	04/2014		PLN	64,626			20,980	0	(354)
	04/2014		RUB	1,461,409			43,741	2,253	0
	04/2014	$		2,300		BRL	5,381	62	0
	04/2014			3,536		CNY	21,801	0	(16)
	04/2014			59,054		HKD	457,905	0	(15)
	04/2014			17,299		KRW	18,717,518	290	0
	04/2014			22,519		RUB	793,464	7	0
	04/2014			3,660		TWD	112,380	33	0
	05/2014		DKK	16,250	$		2,999	0	0
	06/2014	$		2,430		ILS	8,481	1	0
	07/2014		CNY	21,801	$		3,518	5	0
	07/2014	$		8,701		INR	534,763	25	0
	08/2014		BRL	85,735	$		35,547	0	(1,006)

MSC	04/2014		PEN	7,161			2,538	0	(9)
	04/2014	$		857		AUD	950	24	0
	04/2014			1,150		BRL	2,687	29	0
	04/2014			25,540		HKD	198,275	24	0
	04/2014			1,800		MXN	23,835	24	0
	04/2014			2,550		PEN	7,161	0	(2)
	04/2014			16,852		TRY	37,101	414	0
	04/2014			14,433		TWD	436,526	0	(90)
	04/2014		ZAR	495,693	$		45,659	0	(1,330)
	05/2014		TRY	37,101			16,702	0	(416)
	05/2014	$		7,186		BRL	16,769	141	0
	05/2014			1,106		MXN	14,661	13	0

RBC	04/2014		JPY	71,720	$		700	5	0
	05/2014	$		4,687		CHF	4,125	0	(20)
	05/2014			11,923		MXN	157,055	68	0

RYL	04/2014		JPY	246,735	$		2,400	11	(2)
	04/2014	$		180,286		EUR	130,837	0	(39)
	04/2014			684		NZD	800	10	0
	05/2014		CHF	15,174	$		16,923	0	(247)
	05/2014		EUR	101,837			140,294	7	0

SCX	04/2014	$		40,261		HKD	312,565	39	0
	04/2014			27,708		MYR	91,715	412	0
	04/2014			2,172		SGD	2,766	27	0
	04/2014			27,935		TWD	852,585	79	0
	06/2014		SGD	2,766	$		2,172	0	(27)
	06/2014	$		358		IDR	4,211,872	13	0
	07/2014		HKD	312,565	$		40,270	0	(41)
	07/2014		MYR	91,715			27,564	0	(443)
	07/2014		TWD	852,585			28,024	0	(75)

SOG	04/2014		AUD	11,359			10,242	0	(292)
	04/2014		EUR	1,700			2,359	17	0
	04/2014	$		623		AUD	700	26	0
	04/2014			20,865		EUR	15,000	0	(200)
	04/2014			1,950		NOK	11,664	0	(3)
	04/2014			1,512		NZD	1,800	49	0
	05/2014			28,254		EUR	20,500	0	(14)
	06/2014		GBP	2,818	$		4,689	0	(6)

UAG	04/2014		BRL	45,569			18,709	0	(1,375)
	04/2014		CNY	7,489			1,223	14	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	111

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2014		EUR	19,695	$		26,943	$0	$(190)
	04/2014		GBP	600			989	0	(11)
	04/2014		HKD	15,945			2,055	0	(1)
	04/2014		IDR	51,367,697			4,097	0	(449)
	04/2014		INR	2,019,630			31,554	0	(2,045)
	04/2014		JPY	71,720			700	5	0
	04/2014		KRW	54,710,182			51,640	228	0
	04/2014		MYR	91,715			28,185	65	0
	04/2014		PHP	227,288			5,146	71	0
	04/2014		SGD	2,766			2,166	0	(33)
	04/2014		THB	611,220			18,862	37	0
	04/2014	$		19,323		BRL	45,569	767	(6)
	04/2014			450		CAD	501	4	0
	04/2014			362		IDR	4,211,871	11	0
	04/2014			2,443		INR	150,977	66	0
	04/2014			850		NOK	5,091	0	(1)
	04/2014			18,865		THB	611,220	0	(40)
	05/2014		BRL	40,075	$		16,766	0	(745)
	05/2014		IDR	29,964,489			2,466	0	(184)
	07/2014		THB	611,220			18,781	33	0

Total Forward Foreign Currency Contracts								$14,485	$(15,371)

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
MYC	Call - OTC WTI Crude December Futures †	$	150.000	11/17/2015	$ 2,300	$145	$3

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$ 181,300	$3,141	$2,630

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016	52,900	2,290	822

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	58,800	2,964	8

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015	76,100	20	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	124,100	4,913	4,050

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015	90,700	11	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	231,400	4,880	3,357
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	148,950	6,339	4,861

							$24,558	$15,728

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus CAD	CAD	1.120	04/02/2014	$	900	$3	$0
	Call - OTC USD versus CAD		1.136	04/15/2014		700	2	0
	Call - OTC USD versus CAD		1.133	04/23/2014		700	2	1

BPS	Call - OTC EUR versus USD	$	1.393	04/01/2014	EUR	2,000	7	0
	Call - OTC GBP versus USD		1.680	04/24/2014	GBP	1,300	5	6
	Put - OTC NZD versus USD		0.838	04/21/2014	NZD	1,600	5	1
	Put - OTC USD versus JPY	JPY	99.660	04/11/2014	$	1,700	7	0
	Call - OTC USD versus NOK	NOK	6.151	04/23/2014		1,700	6	3

BRC	Call - OTC EUR versus USD	$	1.394	04/22/2014	EUR	1,500	5	4
	Call - OTC GBP versus USD		1.691	04/03/2014	GBP	1,600	7	0
	Call - OTC GBP versus USD		1.689	04/10/2014		1,600	6	1

DUB	Put - OTC EUR versus USD		1.000	05/22/2015	EUR	166,400	8,239	125

FBF	Put - OTC AUD versus USD		0.890	04/14/2014	AUD	1,500	6	0
	Call - OTC GBP versus USD		1.667	04/17/2014	GBP	1,200	5	10
	Put - OTC NZD versus USD		0.849	04/28/2014	NZD	1,600	5	5

GLM	Put - OTC AUD versus USD		0.895	04/21/2014	AUD	1,500	5	1
	Put - OTC AUD versus USD		0.908	04/28/2014		1,500	5	5

112	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
	Call - OTC USD versus BRL	BRL	2.393	04/03/2014	$	1,300	$7	$0
	Call - OTC USD versus MXN	MXN	13.442	04/03/2014		1,300	5	0
	Call - OTC USD versus NOK	NOK	6.108	04/02/2014		2,200	9	0

HUS	Call - OTC USD versus BRL	BRL	2.407	04/16/2014		1,000	5	1
	Call - OTC USD versus MXN	MXN	13.360	04/24/2014		1,000	4	3

JPM	Call - OTC USD versus TWD	TWD	31.970	03/16/2015		2,449	13	13

MSX	Put - OTC AUD versus USD	$	0.886	04/07/2014	AUD	1,900	7	0
	Call - OTC USD versus BRL	BRL	2.435	04/10/2014	$	1,300	7	0
	Call - OTC USD versus BRL		2.334	04/24/2014		1,000	5	4
	Call - OTC USD versus MXN	MXN	13.506	04/10/2014		1,300	5	0
	Call - OTC USD versus MXN		13.537	04/16/2014		1,000	4	0

RBC	Put - OTC USD versus JPY	JPY	100.890	04/17/2014		1,400	5	2

RYL	Put - OTC NZD versus USD	$	0.840	04/14/2014	NZD	1,600	5	1
	Put - OTC USD versus JPY	JPY	101.770	04/04/2014	$	1,700	8	1
	Put - OTC USD versus JPY		101.070	04/25/2014		1,400	5	3
	Call - OTC EUR versus USD		1.402	04/08/2014	EUR	1,900	7	1
	Call - OTC EUR versus USD		1.407	04/15/2014		1,500	5	1
	Put - OTC NZD versus USD		0.830	04/07/2014		2,100	7	0
	Call - OTC USD versus NOK	NOK	6.074	04/09/2014	$	2,200	8	4
	Call - OTC USD versus NOK		6.090	04/16/2014		1,700	7	4

UAG	Call - OTC USD versus CAD	CAD	1.130	04/09/2014		900	2	0

							$8,450	$200

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
BRC	Call - OTC Taiwan Stock Exchange Weighted Index	8,923.294	09/17/2014	$	316	$13	$14

CBK	Call - OTC Taiwan Stock Exchange Weighted Index	8,929.534	09/17/2014		964	42	42

SOG	Call - OTC Taiwan Stock Exchange Weighted Index	8,925.110	09/17/2014		672	29	29

						$84	$85

Total Purchased Options						$33,237	$16,016

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
MYC	Call - OTC Brent Crude December Futures †	$	160.000	11/10/2015	$ 2,300	$(145)	$(5)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016	$ 202,000	$(2,528)	$(1,120)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	04/14/2014	247,000	(2,964)	0

							$(5,492)	$(1,120)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	1,200	$(4)	$(2)

BPS	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		2,300	(7)	(3)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		4,100	(14)	(12)

CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		10,500	(31)	(13)

DUB	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		2,300	(8)	(3)

GST	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		7,200	(19)	(9)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.000%	06/18/2014		1,700	(4)	(2)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		2,000	(7)	(6)

JPM	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		4,100	(11)	(5)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	113

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014	EUR	2,200	$(8)	$(6)

MYC	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		2,400	(8)	(3)

							$(121)	$(64)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus CAD	CAD	1.091	04/02/2014	$	900	$(2)	$0
	Put - OTC USD versus CAD		1.104	04/15/2014		700	(2)	(4)
	Put - OTC USD versus CAD		1.104	04/23/2014		700	(2)	(5)

BPS	Put - OTC EUR versus USD	$	1.357	04/01/2014	EUR	2,000	(8)	0
	Put - OTC GBP versus USD		1.644	04/24/2014	GBP	1,300	(5)	(3)
	Call - OTC NZD versus USD		0.865	04/21/2014	NZD	1,600	(4)	(12)
	Call - OTC USD versus JPY	JPY	103.040	04/11/2014	$	1,700	(6)	(12)
	Put - OTC USD versus NOK	NOK	5.955	04/23/2014		1,700	(6)	(10)

BRC	Put - OTC EUR versus USD	$	1.362	04/22/2014	EUR	1,500	(5)	(5)
	Put - OTC GBP versus USD		1.651	04/03/2014	GBP	1,600	(7)	(1)
	Put - OTC GBP versus USD		1.650	04/10/2014		1,600	(7)	(2)

DUB	Put - OTC USD versus JPY	JPY	97.000	05/30/2014	$	27,900	(135)	(29)

FBF	Call - OTC AUD versus USD	$	0.922	04/14/2014	AUD	1,500	(5)	(14)
	Put - OTC GBP versus USD		1.629	04/17/2014	GBP	1,200	(6)	(1)
	Call - OTC NZD versus USD		0.877	04/28/2014	NZD	1,600	(5)	(5)

GLM	Call - OTC AUD versus USD		0.925	04/21/2014	AUD	1,500	(4)	(13)
	Call - OTC AUD versus USD		0.938	04/28/2014		1,500	(5)	(5)
	Put - OTC USD versus BRL	BRL	2.290	04/03/2014	$	1,300	(6)	(14)
	Put - OTC USD versus MXN	MXN	12.976	04/03/2014		1,300	(5)	(2)
	Put - OTC USD versus NOK	NOK	5.898	04/02/2014		2,200	(8)	0

HUS	Put - OTC USD versus BRL	BRL	2.298	04/16/2014		1,000	(4)	(15)
	Put - OTC USD versus MXN	MXN	12.925	04/24/2014		1,000	(3)	(4)

JPM	Put - OTC USD versus TWD	TWD	29.300	03/16/2015		2,449	(13)	(13)

MSX	Call - OTC AUD versus USD	$	0.917	04/07/2014	AUD	1,900	(6)	(23)
	Put - OTC USD versus BRL	BRL	2.327	04/10/2014	$	1,300	(6)	(33)
	Put - OTC USD versus BRL		2.239	04/24/2014		1,000	(4)	(4)
	Put - OTC USD versus MXN	MXN	13.040	04/10/2014		1,300	(5)	(6)
	Put - OTC USD versus MXN		13.078	04/16/2014		1,000	(3)	(7)

RBC	Call - OTC USD versus JPY	JPY	103.930	04/17/2014		1,400	(5)	(6)

RYL	Call - OTC NZD versus USD	$	0.869	04/14/2014	NZD	1,600	(5)	(8)
	Call - OTC USD versus JPY	JPY	105.050	04/04/2014	$	1,700	(8)	(1)
	Call - OTC USD versus JPY		104.330	04/25/2014		1,400	(5)	(6)

SOG	Put - OTC EUR versus USD	$	1.369	04/08/2014	EUR	1,900	(7)	(6)
	Put - OTC EUR versus USD		1.373	04/15/2014		1,500	(6)	(8)
	Call - OTC NZD versus USD		0.858	04/07/2014	NZD	2,100	(6)	(22)
	Put - OTC USD versus NOK	NOK	5.885	04/09/2014	$	2,200	(7)	(2)
	Put - OTC USD versus NOK		5.896	04/16/2014		1,700	(6)	(3)

UAG	Put - OTC USD versus CAD	CAD	1.101	04/09/2014		900	(3)	(3)

							$(335)	$(307)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC Nikkei Stock Average Volatility Index	13,950.000	04/25/2014	JPY	34,717	$(708)	$(323)

CBK	Put - OTC Nikkei Stock Average Volatility Index	13,907.008	04/11/2014		17,815	(364)	(51)

						$(1,072)	$(374)

114	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Cap - OTC YOY CPURNSA Index	215.949	Maximum of [(Final Index/Initial Index - 1) - 5.000%] or 0	03/04/2015	$4,000	$(68)	$0
	Floor - OTC YOY CPURNSA Index	215.949	Maximum of [-1.000% - (Final Index/Initial Index - 1)] or 0	03/04/2015	4,000	(56)	(1)

CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	12,000	(106)	(11)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	14,400	(108)	(10)

						$(338)	$(22)

Total Written Options						$(7,503)	$(1,892)

(1)	YOY options may have a series of expirations.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Notional Amount in NZD		Premiums
Balance at 03/31/2013	1,957	$1,766,574	AUD	0	EUR	165,900	GBP	40,600	JPY	32,264	NZD	55,500	$(26,495)
Sales	57,677	4,622,859		132,200		552,700		199,300		90,746		179,400	(44,306)
Closing Buys	(8,193)	(1,036,740)		(27,000)		(16,400)		(14,000)		(32,264)		0	15,078
Expirations	(4,064)	(4,105,944)		(68,300)		(637,500)		(220,200)		(38,214)		(170,400)	33,349
Exercised	(339)	(704,300)		(30,500)		(17,800)		0		0		(57,600)	2,912

Balance at 03/31/2014	47,038	$542,449	AUD	6,400	EUR	46,900	GBP	5,700	JPY	52,532	NZD	6,900	$(19,462)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	New York Times Co.	(1.000%	)	03/20/2015	0.100%	$ 2,000	$115	$(134)	$0	$(19)

CBK	Turkey Government International Bond	(1.000%	)	03/20/2019	2.086%	1,800	118	(29)	89	0

DUB	Jones Group, Inc.	(1.000%	)	12/20/2014	0.513%	8,200	262	(294)	0	(32)
	New York Times Co.	(5.000%	)	03/20/2015	0.100%	4,000	(358)	159	0	(199)

							$137	$(298)	$89	$(250)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	09/20/2014	0.299%	$	700	$1	$2	$3	$0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		5,100	(18)	69	51	0

BPS	Japan Government International Bond	1.000%	09/20/2015	0.165%		1,900	11	13	24	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.137%	EUR	5,200	(53)	71	18	0
	Venezuela Government International Bond	5.000%	03/20/2015	11.417%	$	500	(6)	(23)	0	(29)

BRC	Italy Government International Bond	1.000%	12/20/2016	0.851%		6,900	(37)	67	30	0
	Japan Government International Bond	1.000%	03/20/2016	0.199%		4,000	54	11	65	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		5,000	(15)	65	50	0

CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.400%		20,500	(381)	837	456	0
	China Government International Bond	1.000%	12/20/2016	0.431%		1,000	(48)	63	15	0
	Russia Government International Bond	1.000%	09/20/2014	1.049%		900	1	(1)	0	0

DUB	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.193%		1,000	34	26	60	0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2014	0.043%		2,700	(106)	126	20	0
	Italy Government International Bond	1.000%	12/20/2016	0.851%		6,900	(35)	65	30	0
	Japan Government International Bond	1.000%	03/20/2015	0.120%		5,300	42	7	49	0
	Spain Government International Bond	1.000%	12/20/2016	0.613%		6,900	(6)	81	75	0
	Venezuela Government International Bond	5.000%	03/20/2015	11.417%		2,106	5	(126)	0	(121)
FBF	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.193%		1,000	15	46	61	0
	China Government International Bond	1.000%	12/20/2016	0.431%		12,200	(586)	779	193	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		1,700	(6)	23	17	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	115

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Brazil Government International Bond	1.000%	09/20/2014	0.299%	$	900	$1	$2	$3	$0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%		2,400	(7)	24	17	0
	Japan Government International Bond	1.000%	03/20/2016	0.199%		200	(2)	6	4	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		5,700	(21)	78	57	0

HUS	Russia Government International Bond	1.000%	09/20/2014	1.049%		900	1	(1)	0	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%		1,100	(91)	36	0	(55)

JPM	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.193%		2,000	34	88	122	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		6,500	(72)	83	11	0
	China Government International Bond	1.000%	12/20/2016	0.431%		8,000	(387)	514	127	0
	Japan Government International Bond	1.000%	03/20/2016	0.199%		500	(6)	14	8	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		25,000	(85)	337	252	0

MYC	Brazil Government International Bond	1.000%	09/20/2014	0.299%		700	1	2	3	0
	China Government International Bond	1.000%	12/20/2016	0.431%		4,500	(215)	286	71	0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2014	0.043%		4,400	(76)	109	33	0
	Japan Government International Bond	1.000%	03/20/2016	0.199%		1,000	(12)	29	17	0
	Spain Government International Bond	1.000%	12/20/2016	0.613%		9,400	(4)	106	102	0

RYL	Japan Government International Bond	1.000%	03/20/2016	0.199%		6,700	94	14	108	0

							$(1,981)	$3,928	$2,152	$(205)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.940%	01/02/2017	BRL	14,000	$26	$(430)	$0	$(404)
	Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	AUD	300	2	(8)	0	(6)
	Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		300	1	(2)	0	(1)

BPS	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	4,200	(14)	379	365	0

CBK	Receive	3-Month USD-CPURNSA Index	1.765%	03/26/2016	$	43,500	0	(1)	0	(1)
	Receive	3-Month USD-CPURNSA Index	1.745%	03/27/2016		117,800	0	36	36	0

DUB	Receive	3-Month USD-CPURNSA Index	1.750%	03/26/2016		31,000	0	9	9	0
	Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023	AUD	8,700	(150)	112	0	(38)

FBF	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	6,150	31	504	535	0

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		15,000	157	1,148	1,305	0

HUS	Pay	1-Year BRL-CDI	8.645%	01/02/2017	BRL	60,500	56	(1,990)	0	(1,934)
	Pay	1-Year BRL-CDI	8.900%	01/02/2017		3,300	38	(126)	(1)	(87)
	Pay	1-Year BRL-CDI	8.950%	01/02/2017		10,100	21	(311)	0	(290)

MYC	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	4,600	7	393	400	0
	Pay	1-Year BRL-CDI	8.640%	01/02/2017	BRL	41,300	(34)	(1,193)	0	(1,227)

NGF	Receive	3-Month USD-CPURNSA Index	1.765%	03/26/2016	$	23,200	0	(1)	0	(1)

UAG	Pay	1-Year BRL-CDI	8.650%	01/02/2017	BRL	54,400	48	(1,784)	0	(1,736)

							$189	$(3,265)	$2,649	$(5,725)

116	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/ Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	KOSPI 200 Index	96,500,000	3-Month USD-LIBOR plus a specified spread	06/12/2014	KRW	24,707,995	$200	$200	$0

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	GOLDLNPM Index †	2.723%	06/05/2014	$2,510	$0	$1	$1	$0
	Pay	GOLDLNPM Index †	2.890%	06/13/2014	12,940	0	13	13	0

GST	Pay	S&P 500 Index	7.156%	12/18/2015	44,149	0	1,987	1,987	0

						$0	$2,001	$2,001	$0

Total Swap Agreements						$(1,655)	$2,566	$7,091	$(6,180)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(k)	Securities with an aggregate market value of $9,366 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO Global Multi-Asset Fund
BOA	$1,985	$2,631	$254	$4,870	$(376)	$(11)	$(411)	$(798)	$4,072	$(3,990)	$82
BPS	1,542	10	407	1,959	(908)	(376)	(29)	(1,313)	646	(1,090)	(444)
BRC	1,525	19	145	1,689	(2,240)	(8)	(19)	(2,267)	(578)	404	(174)
CBK	491	864	596	1,951	(384)	(1,195)	(1)	(1,580)	371	(69)	302
DUB	1,305	133	243	1,681	(1,009)	(42)	(390)	(1,441)	240	(570)	(330)
FBF	654	15	806	1,475	(381)	(20)	0	(401)	1,074	(910)	164
GLM	1,215	6	1,305	2,526	(176)	(34)	0	(210)	2,316	(2,320)	(4)
GST	0	0	2,068	2,068	0	(17)	0	(17)	2,051	(3,110)	(1,059)
HUS	190	4	(1)	193	0	(19)	(2,366)	(2,385)	(2,192)	2,170	(22)
JPM	2,845	4,063	520	7,428	(1,561)	(24)	0	(1,585)	5,843	(5,950)	(107)
MSC	669	0	0	669	(1,847)	0	0	(1,847)	(1,178)	(2,987)	(4,165)
MSX	0	4	0	4	0	(73)	0	(73)	(69)	(90)	(159)
MYC	0	8,218	626	8,844	0	(3)	(1,227)	(1,230)	7,614	(9,497)	(1,883)
NGF	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
RBC	73	2	0	75	(20)	(6)	0	(26)	49	0	49
RYL	28	15	108	151	(288)	(15)	0	(303)	(152)	(214)	(366)
SCX	570	0	0	570	(586)	0	0	(586)	(16)	0	(16)
SOG	92	29	0	121	(515)	(41)	0	(556)	(435)	360	(75)
UAG	1,301	0	0	1,301	(5,080)	(3)	(1,736)	(6,819)	(5,518)	5,193	(325)

PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary)
BOA	0	0	14	14	0	0	0	0	14	0	14
MYC	0	3	0	3	0	(5)	0	(5)	(2)	0	(2)

Total Over the Counter	$14,485	$16,016	$7,091	$37,592	$(15,371)	$(1,892)	$(6,180)	$(23,443)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	117

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$10,721	$0	$54	$10,775
Futures	895	0	2,719	0	16	3,630
Swap Agreements	0	0	0	0	1,121	1,121

	$895	$0	$13,440	$0	$1,191	$15,526

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,485	$0	$14,485
Purchased Options	3	0	85	200	15,728	16,016
Swap Agreements	14	2,241	2,187	0	2,649	7,091

	$17	$2,241	$2,272	$14,685	$18,377	$37,592

	$912	$2,241	$15,712	$14,685	$19,568	$53,118

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$7,098	$0	$0	$7,098
Futures	753	0	289	0	167	1,209
Swap Agreements	0	0	0	0	806	806

	$753	$0	$7,387	$0	$973	$9,113

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,371	$0	$15,371
Written Options	5	64	374	307	1,142	1,892
Swap Agreements	0	455	0	0	5,725	6,180

	$5	$519	$374	$15,678	$6,867	$23,443

	$758	$519	$7,761	$15,678	$7,840	$32,556

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(376)	$0	$(39,743)	$0	$(31)	$(40,150)
Written Options	162	0	5,111	0	868	6,141
Futures	11,741	0	(39,709)	0	7,882	(20,086)
Swap Agreements	0	(5,247)	0	0	(173,072)	(178,319)

	$11,527	$(5,247)	$(74,341)	$0	$(164,353)	$(232,414)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$38,016	$0	$38,016
Purchased Options	(9,975)	0	1,943	(7,246)	(20,883)	(36,161)
Written Options	10,494	1,590	1,618	9,733	3,999	27,434
Swap Agreements	(3,611)	(12,204)	0	0	(61,403)	(77,218)

	$(3,092)	$(10,614)	$3,561	$40,503	$(78,287)	$(47,929)

	$8,435	$(15,861)	$(70,780)	$40,503	$(242,640)	$(280,343)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$7,229	$0	$24	$7,253
Written Options	0	0	1,051	0	0	1,051
Futures	(2,818)	0	10,991	0	(3,588)	4,585
Swap Agreements	0	0	0	0	25,540	25,540

	$(2,818)	$0	$19,271	$0	$21,976	$38,429

118	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,524	$0	$6,524
Purchased Options	9,737	0	252	(1,294)	6,369	15,064
Written Options	(10,156)	(260)	848	(621)	240	(9,949)
Swap Agreements	14	8,408	1,036	0	9,692	19,150

	$(405)	$8,148	$2,136	$4,609	$16,301	$30,789

	$(3,223)	$8,148	$21,407	$4,609	$38,277	$69,218

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$39,433	$0	$39,433
Industrials	0	16,577	0	16,577
Utilities	0	549	0	549
U.S. Government Agencies	0	12,521	0	12,521
U.S. Treasury Obligations	0	185,660	0	185,660
Mortgage-Backed Securities	0	11,868	0	11,868
Asset-Backed Securities	0	1,276	1,202	2,478
Sovereign Issues	0	203,238	0	203,238
Common Stocks
Consumer Discretionary	169	0	0	169
Exchange-Traded Funds	93,663	0	0	93,663
Real Estate Investment Trusts
Financials	42,133	0	0	42,133
Short-Term Instruments
Repurchase Agreements	0	29,223	0	29,223
Short-Term Notes	0	6,699	0	6,699
U.S. Treasury Bills	0	42,038	0	42,038
	$135,965	$549,082	$1,202	$686,249

Investments in Affiliates, at Value
Mutual Funds	1,081,929	0	0	1,081,929
Exchange-Traded Funds	57,162	0	0	57,162
Short-Term Instruments
Central Funds Used for Cash Management Purposes	7,069	0	0	7,069
	$1,146,160	$0	$0	$1,146,160

Total Investments	$1,282,125	$549,082	$1,202	$1,832,409

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,006)	$0	$(1,006)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,630	11,896	0	15,526
Over the counter	0	37,592	0	37,592
	$3,630	$49,488	$0	$53,118

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,098)	(7,904)	0	(9,002)
Over the counter	0	(23,421)	(22)	(23,443)
	$(1,098)	$(31,325)	$(22)	$(32,445)

Totals	$1,284,657	$566,239	$1,180	$1,852,076

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund II, Ltd., which is a 100% owned subsidiary of the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	119

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of ten funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

120	PIMCO ASSET ALLOCATION FUNDS

March 31, 2014

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective for interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and Note 7, Principal Risks for additional details.

In June 2013, the FASB issued an ASU providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. At this time, management is evaluating the ASU to determine whether it will impact the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the

ANNUAL REPORT	MARCH 31, 2014	121

Notes to Financial Statements (Cont.)

Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities

122	PIMCO ASSET ALLOCATION FUNDS

March 31, 2014

or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a

ANNUAL REPORT	MARCH 31, 2014	123

Notes to Financial Statements (Cont.)

pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the investment advisor may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the investment advisor does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  Certain funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and

124	PIMCO ASSET ALLOCATION FUNDS

March 31, 2014

entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The PIMCO RealRetirement® Funds invest substantially all of their assets in Institutional Class shares of other investment companies of the Trust and PIMCO Equity Series (the “Underlying PIMCO Funds”). The PIMCO Global Multi-Asset Fund may invest assets in Institutional Class shares of the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO RealRetirement® and PIMCO Global Multi-Asset Funds. Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The tables below show the transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2014 (amounts in thousands):

ANNUAL REPORT	MARCH 31, 2014	125

Notes to Financial Statements (Cont.)

PIMCO RealRetirement® 2015 Fund
Underlying PIMCO Funds	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$1,842	$10	$0	$0	$20	$1,872	$9	$0
PIMCO Emerging Markets Bond Fund	1,824	2,203	0	0	(279)	3,748	157	101
PIMCO EqS Pathfinder Fund®	751	28	0	0	94	873	13	15
PIMCO EqS® Dividend Fund	1,449	26	(1,514)	184	(145)	0	27	0
PIMCO EqS® Emerging Markets Fund	1,117	630	(1,038)	(25)	(71)	613	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	3,176	0	0	45	3,221	67	9
PIMCO Global Advantage® Strategy Bond Fund	1,813	423	0	0	(47)	2,189	47	21
PIMCO High Yield Fund	1,897	870	0	0	24	2,791	137	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,700	92	(192)	35	83	1,718	92	0
PIMCO Low Duration Fund	4,701	333	(4,945)	(83)	(6)	0	40	0
PIMCO Mortgage Opportunities Fund	216	9	0	0	(1)	224	9	0
PIMCO Real Return Fund	8,254	128	(288)	(19)	(687)	7,388	86	41
PIMCO RealEstateRealReturn Strategy Fund	1,199	347	(500)	(98)	(71)	877	81	3
PIMCO Short-Term Floating NAV Portfolio	2,411	28,204	(27,800)	0	0	2,815	4	0
PIMCO Short-Term Floating NAV Portfolio III	503	1	(400)	0	0	104	1	0
PIMCO Short-Term Fund	0	1,515	(503)	1	4	1,017	10	1
PIMCO Small Cap StocksPLUS® AR Strategy Fund	1,257	176	0	0	118	1,551	98	79
PIMCO StocksPLUS® Fund	4,821	1,213	(1,220)	(7)	406	5,213	358	360
PIMCO Total Return Fund	11,735	1,817	(525)	(38)	(436)	12,553	281	66
PIMCO TRENDS Managed Futures Strategy Fund	0	670	0	0	3	673	0	0
Totals	$47,490	$41,871	$(38,925)	$(50)	$(946)	$49,440	$1,517	$696

PIMCO RealRetirement® 2020 Fund
Underlying PIMCO Funds	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$5,976	$659	$(2,175)	$(128)	$98	$4,430	$26	$1
PIMCO Emerging Markets Bond Fund	3,390	2,345	(373)	(30)	(457)	4,875	246	141
PIMCO EqS Pathfinder Fund®	2,595	77	(1,516)	122	108	1,386	35	42
PIMCO EqS® Dividend Fund	2,716	362	(3,150)	376	(304)	0	51	0
PIMCO EqS® Emerging Markets Fund	2,803	2,496	(2,606)	(130)	(136)	2,427	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	6,004	0	0	85	6,089	126	18
PIMCO Global Advantage® Strategy Bond Fund	3,454	929	(466)	(19)	(84)	3,814	86	36
PIMCO High Yield Fund	3,529	843	(466)	(5)	13	3,914	219	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	3,261	954	(480)	(128)	378	3,985	227	0
PIMCO Low Duration Fund	847	4,386	(5,170)	(74)	11	0	30	0
PIMCO Mortgage Opportunities Fund	427	18	0	0	(3)	442	18	0
PIMCO Real Return Fund	14,151	205	(1,397)	(113)	(1,077)	11,769	140	65
PIMCO RealEstateRealReturn Strategy Fund	3,574	1,334	(2,541)	(378)	(164)	1,825	217	6
PIMCO Short-Term Floating NAV Portfolio	925	51,008	(42,300)	0	0	9,633	9	0
PIMCO Short-Term Floating NAV Portfolio III	3,212	6	(2,200)	(3)	2	1,017	6	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	2,336	2,441	(279)	7	245	4,750	177	142
PIMCO StocksPLUS® Fund	12,932	1,568	(5,184)	260	693	10,269	780	788
PIMCO Total Return Fund	20,988	1,975	(1,863)	(104)	(735)	20,261	477	111
PIMCO TRENDS Managed Futures Strategy Fund	0	1,530	0	0	8	1,538	0	0
Totals	$87,116	$79,140	$(72,166)	$(347)	$(1,319)	$92,424	$2,870	$1,350

126	PIMCO ASSET ALLOCATION FUNDS

March 31, 2014

PIMCO RealRetirement® 2025 Fund
Underlying PIMCO Funds	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$7,719	$31	$(1,693)	$(108)	$108	$6,057	$29	$2
PIMCO Emerging Markets Bond Fund	2,699	1,392	0	0	(356)	3,735	185	108
PIMCO EqS Pathfinder Fund®	2,033	68	(991)	102	100	1,312	31	37
PIMCO EqS® Dividend Fund	2,140	40	(2,236)	266	(210)	0	41	0
PIMCO EqS® Emerging Markets Fund	2,508	2,182	(2,332)	(45)	(191)	2,122	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	4,614	0	0	66	4,680	85	11
PIMCO Global Advantage® Strategy Bond Fund	2,677	307	0	0	(73)	2,911	65	28
PIMCO High Yield Fund	2,742	164	0	0	8	2,914	164	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	4,329	399	(359)	32	266	4,667	256	0
PIMCO Mortgage Opportunities Fund	358	15	0	0	(2)	371	15	0
PIMCO Real Return Fund	8,860	141	0	0	(775)	8,226	95	46
PIMCO RealEstateRealReturn Strategy Fund	4,211	1,015	(1,800)	(338)	(258)	2,830	274	9
PIMCO Short-Term Floating NAV Portfolio	915	41,307	(37,501)	0	0	4,721	7	0
PIMCO Short-Term Floating NAV Portfolio III	1,506	5	(500)	(1)	0	1,010	4	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	2,887	1,141	(360)	68	214	3,950	202	160
PIMCO StocksPLUS® Fund	11,513	2,544	(5,351)	229	625	9,560	745	737
PIMCO Total Return Fund	10,187	1,075	0	0	(413)	10,849	241	55
PIMCO TRENDS Managed Futures Strategy Fund	0	1,380	0	0	7	1,387	0	0
Totals	$67,284	$57,820	$(53,123)	$205	$(884)	$71,302	$2,439	$1,193

PIMCO RealRetirement® 2030 Fund
Underlying PIMCO Funds	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$11,094	$51	$(743)	$(47)	$132	$10,487	$48	$3
PIMCO Emerging Markets Bond Fund	1,757	4,119	0	0	(455)	5,421	237	157
PIMCO EqS Pathfinder Fund®	2,444	92	0	0	305	2,841	42	50
PIMCO EqS® Dividend Fund	2,588	335	(3,000)	352	(275)	0	55	0
PIMCO EqS® Emerging Markets Fund	3,392	3,206	(3,154)	(109)	(218)	3,117	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	4,849	0	0	70	4,919	88	12
PIMCO Global Advantage® Strategy Bond Fund	3,118	101	0	0	(83)	3,136	71	30
PIMCO High Yield Fund	1,784	2,315	0	0	20	4,119	196	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	7,832	1,675	(292)	(62)	681	9,834	525	0
PIMCO Long-Term U.S. Government Fund	844	1,169	0	0	(14)	1,999	42	4
PIMCO Mortgage Opportunities Fund	457	19	0	0	(3)	473	19	0
PIMCO Real Return Fund	7,575	121	0	0	(662)	7,034	82	39
PIMCO RealEstateRealReturn Strategy Fund	6,034	3,969	(2,800)	(550)	(345)	6,308	467	18
PIMCO Short-Term Floating NAV Portfolio	2,227	56,413	(48,400)	0	(1)	10,239	13	0
PIMCO Short-Term Floating NAV Portfolio III	1,708	6	0	0	0	1,714	6	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	6,243	817	(955)	71	480	6,656	455	362
PIMCO StocksPLUS® Fund	18,674	4,523	(7,715)	203	1,249	16,934	1,277	1,297
PIMCO Total Return Fund	10,205	776	(930)	(25)	(351)	9,675	226	53
PIMCO TRENDS Managed Futures Strategy Fund	0	2,370	0	0	12	2,382	0	0
Totals	$87,976	$86,926	$(67,989)	$(167)	$542	$107,288	$3,849	$2,025

ANNUAL REPORT	MARCH 31, 2014	127

Notes to Financial Statements (Cont.)

PIMCO RealRetirement® 2035 Fund
Underlying PIMCO Funds	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	$350	$0	$(1)	$0	$(45)	$304	$4	$0
PIMCO CommoditiesPLUS® Strategy Fund	7,407	34	(546)	(45)	89	6,939	32	2
PIMCO Emerging Markets Bond Fund	1,147	2,557	0	0	(236)	3,468	140	101
PIMCO EqS Pathfinder Fund®	1,836	69	0	0	229	2,134	32	37
PIMCO EqS® Dividend Fund	1,791	33	(1,871)	211	(164)	0	34	0
PIMCO EqS® Emerging Markets Fund	2,503	2,037	(2,327)	(84)	(148)	1,981	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	2,060	0	0	30	2,090	31	3
PIMCO Global Advantage® Strategy Bond Fund	865	28	0	0	(23)	870	20	8
PIMCO High Yield Fund	614	1,839	0	0	29	2,482	72	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	5,886	808	(296)	21	400	6,819	363	0
PIMCO Long-Term U.S. Government Fund	2,067	86	(204)	(27)	(163)	1,759	78	8
PIMCO Mortgage Opportunities Fund	299	12	0	0	(2)	309	13	0
PIMCO Real Return Fund	3,406	54	0	0	(297)	3,163	36	18
PIMCO RealEstateRealReturn Strategy Fund	4,902	1,981	(2,200)	(477)	(268)	3,938	354	12
PIMCO Short-Term Floating NAV Portfolio	313	36,208	(31,501)	0	0	5,020	8	0
PIMCO Short-Term Floating NAV Portfolio III	3	0	0	0	0	3	0	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	5,735	714	(817)	165	389	6,186	400	314
PIMCO StocksPLUS® Fund	13,694	2,534	(4,627)	160	927	12,688	947	951
PIMCO Total Return Fund	3,550	365	0	0	(156)	3,759	86	21
PIMCO TRENDS Managed Futures Strategy Fund	0	1,670	0	0	8	1,678	0	0
Totals	$56,368	$53,089	$(44,390)	$(76)	$599	$65,590	$2,650	$1,475

PIMCO RealRetirement® 2040 Fund
Underlying PIMCO Funds	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	$565	$1	$0	$0	$(74)	$492	$6	$0
PIMCO CommoditiesPLUS® Strategy Fund	10,440	474	(186)	(15)	140	10,853	49	3
PIMCO Emerging Markets Bond Fund	718	3,287	0	0	(220)	3,785	141	110
PIMCO EqS Pathfinder Fund®	2,500	94	0	0	312	2,906	43	51
PIMCO EqS® Dividend Fund	2,356	214	(2,634)	308	(244)	0	46	0
PIMCO EqS® Emerging Markets Fund	2,833	3,166	(3,028)	(135)	(163)	2,673	0	0
PIMCO High Yield Fund	725	2,016	0	0	21	2,762	69	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	7,688	2,352	(973)	(57)	674	9,684	550	0
PIMCO Long-Term U.S. Government Fund	2,937	131	0	0	(268)	2,800	117	14
PIMCO Mortgage Opportunities Fund	351	14	0	0	(2)	363	15	0
PIMCO Real Return Fund	2,237	29	(2,043)	(213)	(10)	0	18	12
PIMCO RealEstateRealReturn Strategy Fund	6,963	4,853	(3,199)	(666)	(327)	7,624	531	21
PIMCO Short-Term Floating NAV Portfolio	333	57,514	(47,300)	0	(1)	10,546	14	0
PIMCO Short-Term Floating NAV Portfolio III	3	0	0	0	0	3	0	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	8,054	2,028	(458)	12	758	10,394	621	515
PIMCO StocksPLUS® Fund	20,116	5,672	(6,694)	17	1,650	20,761	1,395	1403
PIMCO Total Return Fund	2,617	967	0	0	(105)	3,479	75	19
PIMCO TRENDS Managed Futures Strategy Fund	0	2,610	0	0	13	2,623	0	0
Totals	$71,436	$85,422	$(66,515)	$(749)	$2,154	$91,748	$3,690	$2,148

128	PIMCO ASSET ALLOCATION FUNDS

March 31, 2014

PIMCO RealRetirement® 2045 Fund
Underlying PIMCO Funds	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	$226	$0	$0	$0	$(29)	$197	$2	$0
PIMCO CommoditiesPLUS® Strategy Fund	4,846	490	(150)	(14)	85	5,257	21	1
PIMCO Emerging Markets Bond Fund	318	719	0	0	(66)	971	39	28
PIMCO EqS Pathfinder Fund®	1,120	42	0	0	139	1,301	19	23
PIMCO EqS® Dividend Fund	1,031	19	(1,077)	128	(101)	0	19	0
PIMCO EqS® Emerging Markets Fund	1,265	1,792	(1,342)	0	(135)	1,580	0	0
PIMCO High Yield Fund	322	20	0	0	1	343	19	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	3,789	1,653	(150)	12	264	5,568	253	0
PIMCO Long-Term U.S. Government Fund	1,332	58	0	0	(121)	1,269	53	6
PIMCO Mortgage Opportunities Fund	180	7	0	0	(1)	186	8	0
PIMCO Real Return Fund	348	0	(336)	(13)	1	0	1	0
PIMCO RealEstateRealReturn Strategy Fund	3,479	2,063	(1,600)	(418)	(33)	3,491	252	9
PIMCO Short-Term Floating NAV Portfolio	7	24,605	(21,100)	0	0	3,512	6	0
PIMCO Short-Term Floating NAV Portfolio III	6	0	0	0	0	6	0	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	3,629	794	0	0	340	4,763	283	228
PIMCO StocksPLUS® Fund	8,899	3,045	(2,720)	(53)	771	9,942	608	604
PIMCO Total Return Fund	833	568	0	0	(33)	1,368	23	5
PIMCO TRENDS Managed Futures Strategy Fund	0	1,310	0	0	6	1,316	0	0
Totals	$31,630	$37,185	$(28,475)	$(358)	$1,088	$41,070	$1,606	$904

PIMCO RealRetirement® 2050 Fund
Underlying PIMCO Funds	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	$329	$1	$0	$0	$(43)	$287	$3	$0
PIMCO CommoditiesPLUS® Strategy Fund	6,694	2,655	(952)	(47)	206	8,556	39	2
PIMCO CommodityRealReturn Strategy Fund®	178	0	(170)	(22)	14	0	0	0
PIMCO Emerging Markets Bond Fund	457	1,211	0	0	(111)	1,557	63	45
PIMCO EqS Pathfinder Fund®	1,657	62	0	0	207	1,926	28	34
PIMCO EqS® Dividend Fund	1,419	437	(1,893)	185	(148)	0	32	0
PIMCO EqS® Emerging Markets Fund	1,807	2,394	(2,165)	(78)	(141)	1,817	0	0
PIMCO High Yield Fund	460	145	0	0	0	605	33	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	5,303	3,420	(796)	(92)	511	8,346	420	0
PIMCO Long-Term U.S. Government Fund	1,837	452	0	0	(191)	2,098	86	10
PIMCO Mortgage Opportunities Fund	214	9	0	0	(1)	222	9	0
PIMCO Real Return Fund	172	0	(166)	0	(6)	0	0	0
PIMCO RealEstateRealReturn Strategy Fund	5,247	4,476	(3,636)	(772)	(191)	5,124	459	16
PIMCO Short-Term Floating NAV Portfolio	810	46,908	(43,400)	0	0	4,318	8	0
PIMCO Short-Term Floating NAV Portfolio III	6	0	0	0	0	6	0	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	5,191	2,738	(1,292)	148	383	7,168	425	354
PIMCO StocksPLUS® Fund	13,352	7,379	(5,765)	(62)	1,210	16,114	955	935
PIMCO Total Return Fund	699	563	0	0	(39)	1,223	22	7
PIMCO TRENDS Managed Futures Strategy Fund	0	2,160	0	0	11	2,171	0	0
Totals	$45,832	$75,010	$(60,235)	$(740)	$1,671	$61,538	$2,582	$1,403

ANNUAL REPORT	MARCH 31, 2014	129

Notes to Financial Statements (Cont.)

PIMCO RealRetirement® Income and Distribution Fund
Underlying PIMCO Funds	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$2,233	$11	$0	$0	$25	$2,269	$10	$1
PIMCO Emerging Markets Bond Fund	2,773	2,532	(186)	(20)	(384)	4,715	218	137
PIMCO EqS Pathfinder Fund®	766	29	0	0	95	890	13	16
PIMCO EqS® Dividend Fund	1,455	405	(1,907)	225	(178)	0	34	0
PIMCO EqS® Emerging Markets Fund	1,044	247	(971)	(4)	(76)	240	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	3,942	(124)	0	55	3,873	80	11
PIMCO Global Advantage® Strategy Bond Fund	2,237	454	(124)	(4)	(62)	2,501	57	23
PIMCO High Yield Fund	2,872	1,141	0	0	29	4,042	200	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,592	769	(186)	13	144	2,332	130	0
PIMCO Low Duration Fund	6,212	304	(6,399)	(128)	11	0	52	0
PIMCO Mortgage Opportunities Fund	264	11	0	0	(2)	273	11	0
PIMCO Real Return Fund	10,017	153	(620)	(71)	(798)	8,681	105	48
PIMCO RealEstateRealReturn Strategy Fund	1,431	476	(600)	(107)	(92)	1,108	99	4
PIMCO Short-Term Floating NAV Portfolio	4,521	33,407	(34,700)	(1)	0	3,227	8	0
PIMCO Short-Term Floating NAV Portfolio III	1	0	0	0	0	1	0	0
PIMCO Short-Term Fund	0	1,281	0	0	3	1,284	10	1
PIMCO Small Cap StocksPLUS® AR Strategy Fund	1,536	216	(296)	(1)	126	1,581	120	96
PIMCO StocksPLUS® Fund	5,057	690	(360)	4	444	5,835	347	343
PIMCO Total Return Fund	14,869	1,322	(1,178)	(75)	(534)	14,404	343	79
PIMCO TRENDS Managed Futures Strategy Fund	0	600	0	0	3	603	0	0
Totals	$58,880	$47,990	$(47,651)	$(169)	$(1,191)	$57,859	$1,837	$759

PIMCO Global Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$0	$25,411	$(7,990)	$16	$47	$17,484	$340	$0
PIMCO Diversified Income Exchange-Traded Fund	0	20,007	0	0	188	20,195	80	0
PIMCO Emerging Local Bond Fund	195,588	6,319	(108,000)	(10,706)	(14,931)	68,270	6,319	0
PIMCO Emerging Markets Corporate Bond Fund	102,693	3,654	(65,000)	1,367	(8,466)	34,248	3,223	431
PIMCO EqS Pathfinder Fund®	331,013	4,771	(354,286)	53,335	(34,833)	0	2,108	2,663
PIMCO EqS® Dividend Fund	349,557	50,635	(291,080)	16,748	(8,176)	117,684	12,412	6,914
PIMCO EqS® Emerging Markets Fund	253,404	45,300	(163,999)	(25,806)	16,696	125,595	0	0
PIMCO EqS® Long/Short Fund	0	26,349	0	0	(944)	25,405	894	456
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	0	19,193	0	0	290	19,483	0	0
PIMCO Income Fund	539,539	98,841	(375,500)	(7,423)	(311)	255,146	24,209	493
PIMCO Investment Grade Corporate Bond Fund	52,115	3,233	(12,000)	(769)	(2,420)	40,159	2,103	1,129
PIMCO Mortgage Opportunities Fund	0	25,349	0	0	114	25,463	346	0
PIMCO Real Return Fund	77,453	217	(72,056)	(4,453)	(1,161)	0	262	0
PIMCO RealEstateRealReturn Strategy Fund	15,117	1,254	(13,186)	(1,718)	(1,467)	0	1,209	44
PIMCO Short-Term Floating NAV Portfolio	39,834	2,777,616	(2,817,400)	11	0	61	316	0
PIMCO Short-Term Floating NAV Portfolio III	0	91,102	(84,100)	5	1	7,008	2	0
PIMCO StocksPLUS® Fund	331,336	220,365	(384,540)	78,370	(63,993)	181,538	5,093	2,672
PIMCO Total Return Fund	82,212	1,626	(56,000)	(1,534)	(2,007)	24,297	1,365	261
PIMCO TRENDS Managed Futures Strategy Fund	0	85,000	0	0	1,001	86,001	0	0
PIMCO Unconstrained Bond Fund	490,170	3,067	(381,200)	(12,200)	(1,714)	98,123	2,922	145
Totals	$2,860,031	$3,509,309	$(5,186,337)	$85,243	$(122,086)	$1,146,160	$63,203	$15,208

130	PIMCO ASSET ALLOCATION FUNDS

March 31, 2014

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

ANNUAL REPORT	MARCH 31, 2014	131

Notes to Financial Statements (Cont.)

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the

Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

132	PIMCO ASSET ALLOCATION FUNDS

March 31, 2014

Options on Commodity Futures Contracts  Certain Funds may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Funds will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Exchange-Traded Funds  Certain Funds may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these

ANNUAL REPORT	MARCH 31, 2014	133

Notes to Financial Statements (Cont.)

agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required

134	PIMCO ASSET ALLOCATION FUNDS

March 31, 2014

to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swap Agreements  Certain Funds may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

ANNUAL REPORT	MARCH 31, 2014	135

Notes to Financial Statements (Cont.)

Investments in Mutual Funds  To the extent that Certain Funds invest substantially all of their respective assets in certain series of PIMCO Funds and certain series of PIMCO Equity Series, each an affiliated investment company also managed by PIMCO, (“Acquired Funds”), the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of each Fund will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary.

Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

In the normal course of business the Acquired Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s (or Acquired Fund’s) investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and certain Funds may lose money if these changes are not anticipated by

Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause certain Funds to lose value. If a Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If a Fund (or Acquired Fund) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Fund), or, in the case of hedging positions, that the Fund’s (or Acquired Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Acquired Fund’s) investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s (or Acquired Fund’s) investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of

136	PIMCO ASSET ALLOCATION FUNDS

March 31, 2014

commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Acquired Fund) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Fund) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund (or Acquired Fund) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Acquired Fund) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Fund) has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund (or Acquired Fund) exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Fund) in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund (or Acquired Fund). A Fund (or Acquired Fund) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Acquired Fund) subsequently decreases, the Fund (or Acquired Fund) would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund (or Acquired Fund).

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”).

Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The

ANNUAL REPORT	MARCH 31, 2014	137

Notes to Financial Statements (Cont.)

Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level.

These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. BASIS FOR CONSOLIDATION OF THE PIMCO GLOBAL MULTI-ASSET FUND

PIMCO Cayman Commodity Fund II, Ltd. (the “GMA Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Global Multi-Asset Fund (the “GMA Fund”) in order to effect certain investments for the GMA Fund consistent with the GMA Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The GMA Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the GMA Fund and the GMA Subsidiary. The consolidated financial statements include the accounts of the GMA Fund and the GMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the GMA Fund and the GMA Subsidiary, comprising the entire issued share capital of the GMA Subsidiary, with the intent that the GMA Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the GMA Subsidiary to the GMA Fund (amounts in thousands).

Date of Incorporation	11/21/2008
Subscription Agreement	12/10/2008
Fund Net Assets	$1,606,832
Subsidiary % of Fund Net Assets	3.3%
Subsidiary Financial Statement Information
Total assets	$54,732
Total liabilities	1,665
Net assets	$53,067
Total income	62
Net investment income (loss)	(757)
Net realized gain (loss)	(32,921)
Net change in unrealized appreciation (depreciation)	5,614
Increase (decrease) in net assets resulting from operations	$(28,064)

138	PIMCO ASSET ALLOCATION FUNDS

March 31, 2014

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). As the PIMCO RealRetirement® Funds approach their target dates and their portfolios become more conservative, the PIMCO RealRetirement® Funds’ investment advisory contract provides that certain PIMCO RealRetirement® Funds’ Investment Advisory Fee will periodically decrease over time according to set intervals. The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO RealRetirement® 2015 Fund (1)	0.53%	(3)	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealRetirement® 2020 Fund (1)	0.55%	(4)	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealRetirement® 2025 Fund (1)	0.58%	(5)	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealRetirement® 2030 Fund (1)	0.60%	(6)	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealRetirement® 2035 Fund (1)	0.60%	(6)	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealRetirement® 2040 Fund (1)	0.62%	(7)	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealRetirement® 2045 Fund (1)	0.62%	(7)	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealRetirement® 2050 Fund (1)	0.62%	(7)	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealRetirement® Income and Distribution Fund (1)	0.50%	(8)	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO Global Multi-Asset Fund (1)(2)	0.90%		0.05%	0.15%	0.05%	0.40%	0.40%

(1)

PIMCO has contractually agreed, through July 31, 2014, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the Fund’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

(2)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place.

(3)	Effective October 1, 2013, the Fund’s Investment Advisory Fee was reduced by 0.17% from 0.70% per annum.
(4)	Effective October 1, 2013, the Fund’s Investment Advisory Fee was reduced by 0.15% from 0.70% per annum.
(5)	Effective October 1, 2013, the Fund’s Investment Advisory Fee was reduced by 0.12% from 0.70% per annum.
(6)	Effective October 1, 2013, the Fund’s Investment Advisory Fee was reduced by 0.15% from 0.75% per annum.
(7)	Effective October 1, 2013, the Fund’s Investment Advisory Fee was reduced by 0.18% from 0.80% per annum.
(8)	Effective October 1, 2013, the Fund’s Investment Advisory Fee was reduced by 0.20% from 0.70% per annum.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries,

ANNUAL REPORT	MARCH 31, 2014	139

Notes to Financial Statements (Cont.)

distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2014, the Distributor received $18,851,245 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO RealRetirement® 2015, PIMCO RealRetirement® 2025, PIMCO RealRetirement® 2035 and PIMCO RealRetirement® 2045 Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO March 31, 2014, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO RealRetirement® 2015 Fund	$14
PIMCO RealRetirement® 2025 Fund	12
PIMCO RealRetirement® 2035 Fund	13
PIMCO RealRetirement® 2045 Fund	48

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating

140	PIMCO ASSET ALLOCATION FUNDS

March 31, 2014

NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2013, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the RealRetirement® Funds in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the RealRetirement® Funds in connection with the RealRetirement® Funds’ investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The waivers are reflected on the Statements of Operations/Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2014, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO RealRetirement® 2015 Fund	$252
PIMCO RealRetirement® 2020 Fund	480
PIMCO RealRetirement® 2025 Fund	390
PIMCO RealRetirement® 2030 Fund	565
PIMCO RealRetirement® 2035 Fund	371
PIMCO RealRetirement® 2040 Fund	493
PIMCO RealRetirement® 2045 Fund	215
PIMCO RealRetirement® 2050 Fund	340
PIMCO RealRetirement® Income and Distribution Fund	303
PIMCO Global Multi-Asset Fund	14,453

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the GMA Fund in an amount equal to the management fee and administrative services fee, respectively, paid to

PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2014, the amount was $818,733.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2014, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Global Multi-Asset Fund	$21,496	$24,254

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer

ANNUAL REPORT	MARCH 31, 2014	141

Notes to Financial Statements (Cont.)

mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO RealRetirement® 2015 Fund	$2,985	$26	$17,266	$13,181
PIMCO RealRetirement® 2020 Fund	4,438	0	38,352	33,963
PIMCO RealRetirement® 2025 Fund	1,849	0	25,394	19,908
PIMCO RealRetirement® 2030 Fund	555	0	46,157	28,343
PIMCO RealRetirement® 2035 Fund	0	0	28,460	19,022
PIMCO RealRetirement® 2040 Fund	0	0	46,001	28,416
PIMCO RealRetirement® 2045 Fund	0	0	20,883	11,341
PIMCO RealRetirement® 2050 Fund	0	0	43,173	23,697
PIMCO RealRetirement® Income and Distribution Fund	3,236	0	18,440	15,228
PIMCO Global Multi-Asset Fund	1,380,778	2,699,316	1,890,076	4,827,176

142	PIMCO ASSET ALLOCATION FUNDS

March 31, 2014

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO RealRetirement® 2015 Fund				PIMCO RealRetirement® 2020 Fund
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	857	$8,668	1,145	$11,881	2,011	$16,638	2,304	$19,453
Class P	6	65	23	237	64	525	27	227
Administrative Class	1,143	11,558	2,362	24,168	3,609	30,775	3,872	32,950
Class D	37	381	92	945	106	887	177	1,477
Class A	156	1,602	190	1,954	485	4,014	670	5,586
Class C	61	623	31	320	340	2,816	136	1,143
Class R	12	116	19	188	224	1,854	57	480
Issued as reinvestment of distributions
Institutional Class	50	503	48	501	118	966	158	1,325
Class P	1	6	1	8	2	20	1	10
Administrative Class	68	681	91	938	139	1,164	193	1,652
Class D	2	25	4	42	10	79	16	137
Class A	7	75	9	97	24	194	32	266
Class C	1	13	1	9	6	53	5	41
Class R	0	3	0	4	4	37	4	32
Cost of shares redeemed
Institutional Class	(631)	(6,369)	(431)	(4,406)	(1,491)	(12,354)	(907)	(7,647)
Class P	(3)	(30)	(2)	(24)	(5)	(39)	0	0
Administrative Class	(874)	(8,849)	(848)	(8,765)	(2,959)	(25,004)	(1,386)	(11,917)
Class D	(71)	(739)	(5)	(53)	(146)	(1,205)	(81)	(681)
Class A	(108)	(1,115)	(54)	(561)	(408)	(3,388)	(132)	(1,102)
Class C	(28)	(282)	(2)	(21)	(175)	(1,447)	(31)	(263)
Class R	(13)	(131)	(2)	(19)	(22)	(180)	(10)	(87)
Net increase resulting from Fund share transactions	673	$6,804	2,672	$27,443	1,936	$16,405	5,105	$43,082

ANNUAL REPORT	MARCH 31, 2014	143

Notes to Financial Statements (Cont.)

	PIMCO RealRetirement® 2025 Fund				PIMCO RealRetirement® 2030 Fund
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,196	$12,050	1,725	$17,610	2,947	$23,340	2,888	$22,873
Class P	28	292	90	905	61	483	98	766
Administrative Class	1,455	14,686	3,608	36,255	2,779	22,155	4,916	38,473
Class D	142	1,442	188	1,900	101	813	146	1,145
Class A	155	1,561	212	2,146	426	3,376	741	5,804
Class C	50	500	30	302	281	2,216	40	324
Class R	111	1,129	32	327	297	2,333	96	759
Issued as reinvestment of distributions
Institutional Class	79	790	76	776	152	1,201	152	1,199
Class P	3	32	4	39	4	32	4	35
Administrative Class	119	1,193	149	1,515	226	1,783	251	1,984
Class D	6	60	7	66	12	91	16	129
Class A	9	87	9	92	31	241	31	247
Class C	1	13	0	5	6	49	4	28
Class R	3	30	1	7	6	49	4	28
Cost of shares redeemed
Institutional Class	(696)	(7,017)	(595)	(5,999)	(1,627)	(12,977)	(790)	(6,252)
Class P	(3)	(33)	(3)	(30)	(4)	(30)	(2)	(16)
Administrative Class	(1,219)	(12,269)	(1,093)	(11,099)	(1,615)	(12,774)	(1,119)	(8,850)
Class D	(67)	(670)	(44)	(450)	(122)	(959)	(56)	(441)
Class A	(59)	(593)	(31)	(318)	(300)	(2,367)	(111)	(874)
Class C	(7)	(67)	(3)	(34)	(171)	(1,358)	(87)	(681)
Class R	(19)	(188)	(3)	(32)	(74)	(588)	(22)	(173)
Net increase resulting from Fund share transactions	1,287	$13,028	4,359	$43,983	3,416	$27,109	7,200	$56,507

144	PIMCO ASSET ALLOCATION FUNDS

March 31, 2014

PIMCO RealRetirement® 2035 Fund				PIMCO RealRetirement® 2040 Fund				PIMCO RealRetirement® 2045 Fund
Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,244	$12,612	2,149	$21,441	2,947	$23,004	3,400	$26,060	1,317	$14,088	2,606	$26,611
68	694	109	1,082	105	818	194	1,492	64	681	36	372
1,152	11,651	2,591	25,625	2,166	16,987	2,154	16,466	474	5,017	640	6,575
88	894	71	704	99	772	168	1,287	45	488	28	304
190	1,923	166	1,650	468	3,606	348	2,657	56	595	45	458
23	232	2	21	125	964	41	312	7	73	8	82
58	588	26	254	292	2,239	50	387	44	456	21	224

105	1,049	109	1,090	194	1,517	218	1,683	109	1,152	130	1,342
4	43	5	49	8	63	10	75	2	17	1	12
121	1,212	122	1,214	186	1,454	219	1,681	26	279	17	180
3	34	3	29	10	78	15	115	2	16	1	6
8	80	6	60	24	187	20	153	2	27	2	19
1	6	0	3	4	32	2	16	0	4	0	2
2	20	0	4	9	71	5	38	1	16	0	2

(756)	(7,689)	(707)	(7,034)	(1,370)	(10,749)	(477)	(3,646)	(662)	(7,012)	(490)	(5,045)
(33)	(333)	(6)	(59)	(32)	(252)	(16)	(125)	(6)	(59)	(9)	(100)
(688)	(6,896)	(713)	(7,145)	(1,189)	(9,226)	(788)	(6,095)	(162)	(1,730)	(124)	(1,303)
(42)	(428)	(7)	(73)	(147)	(1,134)	(98)	(744)	(22)	(233)	0	0
(115)	(1,178)	(17)	(169)	(201)	(1,560)	(87)	(676)	(10)	(103)	(2)	(21)
(5)	(50)	0	0	(26)	(204)	(7)	(53)	(3)	(37)	0	0
(8)	(84)	(4)	(43)	(76)	(603)	(30)	(229)	(11)	(116)	0	(2)
1,420	$14,380	3,905	$38,703	3,596	$28,064	5,341	$40,854	1,273	$13,619	2,910	$29,718

ANNUAL REPORT	MARCH 31, 2014	145

Notes to Financial Statements (Cont.)

	PIMCO RealRetirement® 2050 Fund				PIMCO RealRetirement® Income and Distribution Fund
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,265	$26,587	3,086	$24,385	1,231	$10,694	1,382	$12,219
Class P	49	401	26	205	46	405	24	211
Administrative Class	1,485	12,003	1,283	10,133	1,330	11,586	5,462	48,125
Class D	59	477	379	3,007	160	1,409	318	2,801
Class A	178	1,438	98	765	389	3,378	703	6,174
Class C	38	305	34	265	173	1,486	147	1,295
Class R	62	500	55	437	13	119	20	177
Issued as reinvestment of distributions
Institutional Class	176	1,414	169	1,346	58	501	61	536
Class P	2	12	1	6	1	6	1	6
Administrative Class	101	811	91	716	84	718	110	967
Class D	13	101	23	181	6	52	9	86
Class A	8	65	6	46	24	209	32	276
Class C	2	18	1	14	4	38	6	47
Class R	3	22	3	22	1	5	1	9
Cost of shares redeemed
Institutional Class	(1,658)	(13,439)	(777)	(6,166)	(985)	(8,550)	(792)	(6,948)
Class P	(5)	(37)	(7)	(57)	(39)	(331)	(2)	(19)
Administrative Class	(489)	(3,948)	(240)	(1,881)	(1,284)	(11,097)	(3,294)	(29,233)
Class D	(301)	(2,427)	(357)	(2,709)	(329)	(2,851)	(117)	(1,029)
Class A	(53)	(422)	(54)	(418)	(444)	(3,838)	(427)	(3,716)
Class C	(15)	(124)	(11)	(84)	(180)	(1,566)	(46)	(397)
Class R	(62)	(497)	(6)	(50)	(31)	(269)	(6)	(55)
Net increase resulting from Fund share transactions	2,858	$23,260	3,803	$30,163	228	$2,104	3,592	$31,532

146	PIMCO ASSET ALLOCATION FUNDS

March 31, 2014

	PIMCO Global Multi-Asset Fund
	Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	29,596	$320,611	58,343	$663,115
Class P	7,524	81,815	33,279	372,879
Administrative Class	88	936	157	1,785
Class D	1,224	13,293	4,172	46,981
Class A	4,443	48,388	16,390	184,926
Class C	2,674	28,851	9,731	108,093
Class R	307	3,282	599	6,703
Issued as reinvestment of distributions
Institutional Class	1,411	14,660	6,126	70,031
Class P	263	2,732	1,474	16,844
Administrative Class	3	26	7	81
Class D	90	939	340	3,878
Class A	353	3,681	1,390	15,861
Class C	115	1,184	461	5,193
Class R	10	101	27	307
Cost of shares redeemed
Institutional Class	(142,872)	(1,493,050)	(79,279)	(900,385)
Class P	(64,890)	(682,393)	(46,707)	(529,810)
Administrative Class	(358)	(3,656)	(97)	(1,098)
Class D	(12,434)	(130,827)	(9,659)	(108,775)
Class A	(55,948)	(589,341)	(49,138)	(548,597)
Class C	(43,490)	(453,471)	(27,402)	(304,815)
Class R	(809)	(8,432)	(525)	(5,847)
Net (decrease) resulting from Fund share transactions	(272,700)	$(2,840,671)	(80,311)	$(902,650)

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

ANNUAL REPORT	MARCH 31, 2014	147

Notes to Financial Statements (Cont.)

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Underlying PIMCO Funds Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

As of March 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral- Capital (4)	Qualified Late-Year Loss Deferral- Ordinary (5)
PIMCO RealRetirement® 2015 Fund	$0	$149	$116	$0	$0	$0	$0
PIMCO RealRetirement® 2020 Fund	0	0	1,183	0	0	(189)	0
PIMCO RealRetirement® 2025 Fund	0	240	1,555	0	0	0	0
PIMCO RealRetirement® 2030 Fund	0	0	4,301	0	0	(235)	(56)
PIMCO RealRetirement® 2035 Fund	0	0	3,472	0	0	(120)	(56)
PIMCO RealRetirement® 2040 Fund	0	0	6,063	0	(797)	0	(147)
PIMCO RealRetirement® 2045 Fund	0	0	2,681	0	(283)	0	(59)
PIMCO RealRetirement® 2050 Fund	0	0	3,389	0	(504)	0	(107)
PIMCO RealRetirement® Income and Distribution Fund	0	0	34	0	0	(53)	0
PIMCO Global Multi-Asset Fund	0	0	16,907	(5,250)	(209,384)	0	(67,023)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, Lehman securities, and real estate investment trusts (REITs)

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through March 31, 2014 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2013 through March 31, 2014 and Ordinary losses realized during the period January 1, 2014 through March 31, 2014, which the Funds elected to defer to the following taxable year pursuant to income tax regulation.

As of March 31, 2014, the Funds had accumulated capital losses expiring in the following years (amounts in thousands) .

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	03/31/2014	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO RealRetirement® 2015 Fund	$0	$0	$0	$0	$0	$0
PIMCO RealRetirement® 2020 Fund	0	0	0	0	0	0
PIMCO RealRetirement® 2025 Fund	0	0	0	0	0	0
PIMCO RealRetirement® 2030 Fund	0	0	0	0	0	0
PIMCO RealRetirement® 2035 Fund	0	0	0	0	0	0
PIMCO RealRetirement® 2040 Fund	0	0	0	0	0	0
PIMCO RealRetirement® 2045 Fund	0	0	0	0	0	0
PIMCO RealRetirement® 2050 Fund	0	0	0	0	82	0
PIMCO RealRetirement® Income and Distribution Fund	0	0	0	0	0	0
PIMCO Global Multi-Asset Fund	0	0	0	0	0	0

148	PIMCO ASSET ALLOCATION FUNDS

March 31, 2014

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considereed all short-term under previous law. As of March 31, 2014, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO RealRetirement® 2015 Fund	$0	$0
PIMCO RealRetirement® 2020 Fund	0	0
PIMCO RealRetirement® 2025 Fund	0	0
PIMCO RealRetirement® 2030 Fund	0	0
PIMCO RealRetirement® 2035 Fund	0	0
PIMCO RealRetirement® 2040 Fund	797	0
PIMCO RealRetirement® 2045 Fund	283	0
PIMCO RealRetirement® 2050 Fund	422	0
PIMCO RealRetirement® Income and Distribution Fund	0	0
PIMCO Global Multi-Asset Fund	170,369	39,015

As of March 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO RealRetirement® 2015 Fund	$53,516	$1,613	$(1,384)	$229
PIMCO RealRetirement® 2020 Fund	100,494	3,374	(1,988)	1,386
PIMCO RealRetirement® 2025 Fund	77,115	3,510	(1,795)	1,715
PIMCO RealRetirement® 2030 Fund	114,043	6,396	(1,869)	4,527
PIMCO RealRetirement® 2035 Fund	70,883	4,935	(1,321)	3,614
PIMCO RealRetirement® 2040 Fund	99,648	7,567	(1,286)	6,281
PIMCO RealRetirement® 2045 Fund	45,481	3,362	(598)	2,764
PIMCO RealRetirement® 2050 Fund	69,920	4,342	(797)	3,545
PIMCO RealRetirement® Income and Distribution Fund	62,604	1,650	(1,462)	188
PIMCO Global Multi-Asset Fund	1,806,736	33,472	(7,799)	25,673

(6)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, Lehman securities, and real estate investment trusts (REITs) for federal income tax purposes.

For the fiscal years ended March 31, 2014 and March 31, 2013, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2014			March 31, 2013
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO RealRetirement® 2015 Fund	$1,174	$133	$0	$1,466	$133	$0
PIMCO RealRetirement® 2020 Fund	2,144	218	170	3,098	0	376
PIMCO RealRetirement® 2025 Fund	1,936	269	0	2,211	166	122
PIMCO RealRetirement® 2030 Fund	3,080	395	0	3,148	0	534
PIMCO RealRetirement® 2035 Fund	2,226	219	0	2,190	56	203
PIMCO RealRetirement® 2040 Fund	3,082	0	343	3,311	0	500
PIMCO RealRetirement® 2045 Fund	1,453	0	57	1,397	159	0
PIMCO RealRetirement® 2050 Fund	2,287	0	158	2,082	0	255
PIMCO RealRetirement® Income and Distribution Fund	1,370	161	0	1,908	0	35
PIMCO Global Multi-Asset Fund	0	22,283	7,717	109,879	34,130	0

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2014	149

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2020 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2030 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO RealRetirement® 2040 Fund, PIMCO RealRetirement® 2045 Fund, PIMCO RealRetirement® 2050 Fund, PIMCO RealRetirement® Income and Distribution Fund and PIMCO Global Multi-Asset Fund (ten series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2014, the results of each of their operations and the changes in each of their net assets, the cash flows for PIMCO Global Multi-Asset Fund, and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for PIMCO Global Multi-Asset Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2014

150	PIMCO ASSET ALLOCATION FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	FOB	Credit Suisse Securities (USA) LLC	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index Abbreviations:
EAFE	Europe, Australasia, and Far East Stock Index

Other Abbreviations:
LIBOR	London Interbank Offered Rate	oz.	Ounce	REIT	Real Estate Investment Trust
MSCI	Morgan Stanley Capital International

ANNUAL REPORT	MARCH 31, 2014	151

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO RealRetirement® 2015 Fund	1.58%	3.83%	$700	$0
PIMCO RealRetirement® 2020 Fund	1.90%	4.51%	1,219	0
PIMCO RealRetirement® 2025 Fund	1.55%	3.02%	868	0
PIMCO RealRetirement® 2030 Fund	1.21%	2.73%	1,185	0
PIMCO RealRetirement® 2035 Fund	1.68%	3.80%	746	0
PIMCO RealRetirement® 2040 Fund	1.37%	2.48%	971	0
PIMCO RealRetirement® 2045 Fund	1.35%	2.43%	401	0
PIMCO RealRetirement® 2050 Fund	1.28%	2.36%	617	0
PIMCO RealRetirement® Income and Distribution Fund	1.48%	3.69%	877	0
PIMCO Global Multi-Asset Fund	17.92%	66.08%	16,214	0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

152	PIMCO ASSET ALLOCATION FUNDS

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO.	171	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	171	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	MARCH 31, 2014	153

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to Present	Managing Director and Chief Investment Officer, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

154	PIMCO ASSET ALLOCATION FUNDS

Privacy Policy

(Unaudited)

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2014	155

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

Sign up for e-delivery

To get future shareholder reports online and to eliminate mailings, go to: pimco.com/edelivery

pimco.com/investments

PF3001AR_033114

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2014

Bond Funds

PIMCO Extended Duration Fund

PIMCO GNMA Fund

PIMCO Investment Grade Corporate Bond Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund III

PIMCO Total Return Fund IV

PIMCO Unconstrained Bond Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		18
Benchmark Descriptions		20
Financial Highlights		22
Statements of Assets and Liabilities		34
Statements of Operations		38
Statements of Changes in Net Assets		40
Notes to Financial Statements		163
Report of Independent Registered Public Accounting Firm		187
Glossary		188
Federal Income Tax Information		189
Management of the Trust		190
Privacy Policy		192

Fund	Fund Summary	Schedule of Investments

PIMCO Extended Duration Fund	6	43
PIMCO GNMA Fund	7	48
PIMCO Investment Grade Corporate Bond Fund	8	53
PIMCO Long Duration Total Return Fund	9	71
PIMCO Long-Term U.S. Government Fund	10	83
PIMCO Moderate Duration Fund	11	89
PIMCO Mortgage-Backed Securities Fund	12	99
PIMCO Mortgage Opportunities Fund	13	104
PIMCO Total Return Fund II	14	113
PIMCO Total Return Fund III	15	122
PIMCO Total Return Fund IV	16	134
PIMCO Unconstrained Bond Fund	17	142

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past twelve months, investors faced periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical issues in the Middle East and Ukraine, and growing concern over China’s economic health.

Beginning in mid-May 2013 conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow the pace of its quantitative easing (“QE”) asset purchase program. The shift in tone fueled a broad-based sell-off within fixed income assets throughout most of the summer, reducing market liquidity and pushing yields higher across the risk spectrum.

In September 2013, then-Fed Chairman Ben Bernanke clarified the central bank’s commitment to maintain its asset purchases of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero to 25 basis point range. The Fed also announced its intent to delay any tapering until more convincing indicators of economic growth become apparent, and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore moving higher) and a rally across most equity markets.

By October 2013, investors were once again kept on edge due to the partial shutdown of the U.S. government that began during the first week of October, and the debt ceiling negotiations between the White House and Congress. Investors were relieved by the last-minute deal announced on October 17 to reopen the U.S. government and raise the debt ceiling. Towards the latter part of December 2013, the Fed announced that beginning in January it would gradually exit its bond-buying program. While the markets had months to prepare for the announcement, equities and prices on other risk assets surged while bond yields drifted higher.

More recently in March 2014, Janet Yellen, making her first official statement since becoming Fed Chair the month before, alluded to the possibility of earlier-than-expected hikes in the Federal Funds Rate. Her comments caused a spike in short-term yields, contributing to bond market volatility and a steepening yield curve.

Overseas, European economies continued to stabilize, but concerns rose in Asia, especially over China’s economic health. In addition to weaker economic data, China experienced its first-ever corporate default, exposing cracks in the country’s vast and overleveraged shadow banking system. Weaker economic data in Japan weighed on Japanese equity markets, while geopolitical concerns in Ukraine over Russia’s annexation of Crimea also caused investor jitters.

Highlights of our twelve-month reporting period include:

■

U.S. Treasuries posted negative returns, as measured by the Barclays U.S. Treasury Index, which declined 1.26%. Concerns over declining global liquidity, economic weakness in China, and uncertainty surrounding Ukraine contributed to demand for safe-haven assets during the latter part of the period. U.S. Treasuries also gave back some price gains in March 2014 as markets reacted to comments made by Fed Chair Janet Yellen regarding the timing of future Federal Funds Rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.72% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a negative return of 6.49%, as represented by the Barclays U.S. TIPS Index, and underperformed nominal U.S. Treasuries as breakeven inflation levels generally narrowed. Although inflation is expected to move higher as the U.S. economy improves, core inflation still remains exceptionally low by historical standards. Shorter-maturity U.S. TIPS lagged the broader TIPS market late in the reporting period as the positive effects from the commodity rally in the first quarter of 2014 was partially offset by financial markets pricing in a faster-than-expected pace of Fed tapering. Diversified commodities posted negative returns for the overall reporting period, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 2.10%.

2	PIMCO BOND FUNDS

■

Agency mortgage-backed securities (“MBS”) posted positive returns for the reporting period and outperformed like-duration U.S. Treasuries. However, the Fed’s tapering of Agency MBS during the first quarter of 2014 and the rise in interest rates during the summer of 2013 negatively impacted lower coupon 30-year MBS, with these securities underperforming like-duration U.S. Treasuries. At the current pace of quantitative easing, the Federal Reserve has outlined plans to conduct $25 billion in net MBS purchases in April versus $40 billion per month in 2013. Non-Agency MBS performance was strong as the sector continued to benefit from improving housing fundamentals and limited outstanding supply.

■

The U.S. investment grade credit market returned 1.02%, as measured by the Barclays U.S. Credit Index. Spreads narrowed to the lowest level since mid-2007, amid improving global growth fundamentals. The high yield sector posted positive returns, benefiting from an idyllic mix of robust inflows and light new supply during the reporting period. Bank loans also posted relatively healthy returns as investor demand for less interest rate sensitive assets remained strong.

■

Tax-exempt municipal bonds returned 0.39%, as represented by the Barclays Municipal Bond Index. Municipal bond market returns were driven by coupon income as municipal yields moved higher with U.S. Treasury rates. Municipal market demand exhibited weakness throughout the last three quarters of 2013, as municipal mutual funds recorded over $63 billion of outflows. This was somewhat mitigated by low supply conditions, as primary new issue supply declined year-over-year, driven by a deterioration of refunding volume in the higher interest rate environment. Taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, declined 1.17% over the reporting period.

■

Emerging markets (“EM”) external debt outperformed U.S. Treasuries during the reporting period as carry mitigated moderate spread widening and rising U.S. Treasury yields. EM local debt, however, underperformed U.S. Treasuries due to weaker EM currencies and a rise in yields which weighed on returns for EM local assets.

■

U.S. equities returned 21.86%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 19.07%. The rally in developed market equities was encouraged by increased risk taking among investors in their search for higher-returning assets, and signs of continuing economic growth in the U.S. and Europe. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 1.43% as investors generally shunned EM equities in favor of their developed market counterparts.

On the following pages of this PIMCO Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected performance over the twelve-month reporting period ended March 31, 2014.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk, small-cap and mid-cap company risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average

4	PIMCO BOND FUNDS

Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by

Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Extended Duration Fund	08/31/06	08/31/06	09/11/08	—	—	—	—	—	—
PIMCO GNMA Fund	07/31/97	07/31/97	04/30/08	—	05/31/01	11/30/00	05/31/01	05/31/01	—
PIMCO Investment Grade Corporate Bond Fund	04/28/00	04/28/00	04/30/08	09/30/02	07/30/04	07/30/04	—	07/30/04	—
PIMCO Long Duration Total Return Fund	08/31/06	08/31/06	09/11/08	—	—	—	—	—	—
PIMCO Long-Term U.S. Government Fund	07/01/91	07/01/91	04/30/08	09/23/97	—	01/20/97	01/20/97	01/20/97	—
PIMCO Moderate Duration Fund	12/31/96	12/31/96	12/31/09	—	—	—	—	—	—
PIMCO Mortgage-Backed Securities Fund	07/31/97	07/31/97	04/30/08	12/13/01	04/08/98	07/31/00	07/31/00	07/31/00	—
PIMCO Mortgage Opportunities Fund	10/22/12	10/22/12	10/22/12	—	10/22/12	10/22/12	—	10/22/12	—
PIMCO Total Return Fund II	12/30/91	12/30/91	12/31/09	11/30/94	—	—	—	—	—
PIMCO Total Return Fund III	05/01/91	05/01/91	03/31/09	04/11/97	—	—	—	—	—
PIMCO Total Return Fund IV	05/26/11	05/26/11	05/26/11	—	—	05/26/11	—	06/01/12	—
PIMCO Unconstrained Bond Fund	06/30/08	06/30/08	06/30/08	06/07/13	06/30/08	06/30/08	—	07/31/08	07/31/08

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2014	5

PIMCO Extended Duration Fund

Institutional Class - PEDIX
Class P - PEDPX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Treasury Obligations	88.6%
U.S. Government Agencies	7.5%
Short-Term Instruments	2.9%
Mortgage-Backed Securities	0.7%
Municipal Bonds & Notes	0.2%
Other	0.1%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (08/31/06)
PIMCO Extended Duration Fund Institutional Class	-6.84%	6.08%	9.31%
PIMCO Extended Duration Fund Class P	-6.93%	5.98%	9.20%
Citi STRIPS Index, 20+ Year Sub-Index	-5.91%	5.16%	8.64%
Lipper Corporate Debt Funds BBB-Rated Funds Average	1.32%	9.48%	6.12%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.54% for Institutional Class shares and 0.64% for Class P shares.

Portfolio Insights

»

The PIMCO Extended Duration Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An overweight to the intermediate portion of the U.S. Treasury yield curve detracted from performance as intermediate maturity U.S. Treasury yields rose during the reporting period.

»	An emphasis on the short-term portion of the U.S. Treasury yield curve added to performance as the two- to thirty-year yield spread steepened during the reporting period.

»	An out-of-benchmark exposure to non-Agency mortgages benefited performance as prices on these securities generally rose during the reporting period.

6	PIMCO BOND FUNDS

PIMCO GNMA Fund

Institutional Class - PDMIX	Class A - PAGNX
Class P - PPGNX	Class B - PBGNX
Class D - PGNDX	Class C - PCGNX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Government Agencies	74.2%
Short-Term Instruments	18.2%
Mortgage-Backed Securities	4.0%
U.S. Treasury Obligations	2.4%
Asset-Backed Securities	1.2%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO GNMA Fund Institutional Class	-0.45%	5.00%	5.19%	6.15%
PIMCO GNMA Fund Class P	-0.55%	4.90%	5.08%	6.05%
PIMCO GNMA Fund Class D	-0.85%	4.58%	4.77%	5.72%
PIMCO GNMA Fund Class A	-0.85%	4.58%	4.77%	5.73%
PIMCO GNMA Fund Class A (adjusted)	-4.57%	3.79%	4.37%	5.49%
PIMCO GNMA Fund Class B	-1.59%	3.80%	4.22%	5.39%
PIMCO GNMA Fund Class B (adjusted)	-4.96%	3.72%	4.22%	5.39%
PIMCO GNMA Fund Class C	-1.58%	3.80%	3.99%	4.93%
PIMCO GNMA Fund Class C (adjusted)	-2.55%	3.80%	3.99%	4.93%
Barclays GNMA Index	-0.18%	3.91%	4.70%	5.49%
Lipper GNMA Funds Average	-1.13%	3.81%	4.13%	4.88%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.51% for Institutional Class shares, 0.61% for Class P shares, 0.91% for Class D shares, 0.91% for Class A shares, 1.66% for Class B shares, and 1.66% for Class C shares.

Portfolio Insights

»

The PIMCO GNMA Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An underweight to GNMA 3.5% coupons benefited performance as these bonds generated negative returns over the reporting period.

»	Exposure to commercial mortgage-backed securities benefited performance as prices on these securities generally rose over the reporting period.

»	An overweight to duration (or sensitivity to changes in market interest rates) during May 2013 and June 2013 detracted from performance as interest rates rose sharply during this period.

»	An underweight exposure to conventional mortgage-backed securities (“MBS”) for most of the reporting period detracted from performance as conventional MBS outperformed the Barclays GNMA Index.

ANNUAL REPORT	MARCH 31, 2014	7

PIMCO Investment Grade Corporate Bond Fund

Institutional Class - PIGIX	Class D - PBDDX
Class P - PBDPX	Class A - PBDAX
Administrative Class - PGCAX	Class C - PBDCX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Banking & Finance	29.8%
U.S. Treasury Obligations	24.0%
Industrials	18.2%
Utilities	6.8%
Sovereign Issues	5.3%
Other	15.9%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (04/28/00)
PIMCO Investment Grade Corporate Bond Fund Institutional Class	0.15%	11.19%	7.05%	8.34%
PIMCO Investment Grade Corporate Bond Fund Class P	0.05%	11.08%	6.94%	8.23%
PIMCO Investment Grade Corporate Bond Fund Administrative Class	-0.10%	10.91%	6.78%	8.07%
PIMCO Investment Grade Corporate Bond Fund Class D	-0.25%	10.75%	6.62%	7.91%
PIMCO Investment Grade Corporate Bond Fund Class A	-0.25%	10.75%	6.62%	7.91%
PIMCO Investment Grade Corporate Bond Fund Class A (adjusted)	-3.96%	9.90%	6.21%	7.61%
PIMCO Investment Grade Corporate Bond Fund Class C	-0.99%	9.93%	5.82%	7.10%
PIMCO Investment Grade Corporate Bond Fund Class C (adjusted)	-1.93%	9.93%	5.82%	7.10%
Barclays U.S. Credit Index	1.02%	8.90%	5.20%	6.65%
Lipper Corporate Debt Funds BBB-Rated Funds Average	1.32%	9.48%	5.21%	6.44%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, and 1.65% for Class C shares.

Portfolio Insights

»

The PIMCO Investment Grade Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed-income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

The Fund was underweight U.S. duration (or sensitivity to changes in market interest rates) and overweight duration in the U.K. and Australia. Australia and U.K. positioning detracted from performance as interest rates rose in these countries, while U.S. exposure benefited performance as U.S. interest rates rose.

»	An overweight to the pipelines sector benefited performance as the sector outperformed the Barclays U.S. Credit Index (“the Fund’s benchmark index”) during the reporting period.

»	An overweight to banking credits benefited performance as the sector outperformed the Fund’s benchmark index during most of the reporting period.

»	An overweight to the airlines sector benefited performance as the sector outperformed the Fund’s benchmark index during most of the reporting period.

»	An underweight to the utilities sector detracted from performance as the sector outperformed the Fund’s benchmark index during most of the reporting period.

»	An underweight to the technology sector detracted from performance as the sector outperformed the Fund’s benchmark index during most of the reporting period.

8	PIMCO BOND FUNDS

PIMCO Long Duration Total Return Fund

Institutional Class - PLRIX
Class P - PLRPX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Corporate Bonds & Notes	38.7%
U.S. Treasury Obligations	22.0%
U.S. Government Agencies	20.1%
Municipal Bonds & Notes	6.3%
Short-Term Instruments	4.9%
Other	8.0%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (08/31/06)
PIMCO Long Duration Total Return Fund Institutional Class	-1.46%	9.81%	8.60%
PIMCO Long Duration Total Return Fund Class P	-1.56%	9.71%	8.49%
Barclays Long-Term Government/Credit Index	-0.88%	9.14%	7.47%
Lipper Corporate Debt Funds BBB-Rated Funds Average	1.32%	9.48%	6.12%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.53% for Institutional Class shares and 0.63% for Class P shares.

Portfolio Insights

»

The PIMCO Long Duration Total Return Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An above-benchmark U.S. duration (or sensitivity to changes in market interest rates) exposure on the intermediate portion of the U.S. Treasury yield curve detracted from performance as intermediate maturity U.S. Treasury yields rose during the reporting period.

»	An emphasis on the short-term portion of the U.S. Treasury yield curve added to performance as the two- to thirty-year yield spread steepened during the reporting period.

»	An out-of-benchmark allocation to Canadian interest rates detracted from performance as Canadian yields rose across most maturities during the reporting period.

»	An overweight allocation to long-term Agencies added to performance as they outperformed like-duration U.S. Treasuries during the reporting period.

»	An underweight allocation to corporates detracted from performance as they outperformed like-duration U.S. Treasuries during the reporting period.

ANNUAL REPORT	MARCH 31, 2014	9

PIMCO Long-Term U.S. Government Fund

Institutional Class - PGOVX	Class A - PFGAX
Class P - PLTPX	Class B - PFGBX
Administrative Class - PLGBX	Class C - PFGCX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Treasury Obligations	71.1%
U.S. Government Agencies	19.8%
Mortgage-Backed Securities	3.1%
Short-Term Instruments	3.1%
Corporate Bonds & Notes	1.6%
Other	1.3%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (07/01/91)
PIMCO Long-Term U.S. Government Fund Institutional Class	-4.67%	7.08%	6.31%	8.97%
PIMCO Long-Term U.S. Government Fund Class P	-4.77%	6.97%	6.21%	8.88%
PIMCO Long-Term U.S. Government Fund Administrative Class	-4.91%	6.82%	6.05%	8.71%
PIMCO Long-Term U.S. Government Fund Class A	-5.01%	6.68%	5.90%	8.56%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	-8.57%	5.87%	5.50%	8.34%
PIMCO Long-Term U.S. Government Fund Class B	-5.71%	5.89%	5.35%	8.31%
PIMCO Long-Term U.S. Government Fund Class B (adjusted)	-8.89%	5.82%	5.35%	8.31%
PIMCO Long-Term U.S. Government Fund Class C	-5.71%	5.89%	5.12%	7.76%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	-6.62%	5.89%	5.12%	7.76%
Barclays Long-Term Treasury Index	-4.18%	4.81%	6.12%	8.17%	*
Lipper General U.S. Government Funds Average	-1.83%	3.02%	3.44%	5.22%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.505% for Institutional Class shares, 0.605% for Class P shares, 0.755% for Administrative Class shares, 0.855% for Class A shares, 1.605% for Class B shares, and 1.605% for Class C shares.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»

An above-benchmark exposure to U.S. duration (or sensitivity to changes in market interest rates) on the intermediate portion of the U.S. Treasury yield curve detracted from performance as intermediate maturity U.S. Treasury yields rose during the reporting period.

»	An emphasis on the short-term portion of the U.S. Treasury yield curve added to performance as the two- to thirty-year yield spread steepened during the reporting period.

»	An out-of-benchmark exposure to non-Agency mortgages benefited performance as prices on these securities generally rose over the reporting period.

10	PIMCO BOND FUNDS

PIMCO Moderate Duration Fund

Institutional Class - PMDRX
Class P - PMOPX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	26.4%
Corporate Bonds & Notes	24.8%
U.S. Government Agencies	20.7%
Sovereign Issues	9.4%
U.S. Treasury Obligations	8.4%
Mortgage-Backed Securities	6.6%
Other	3.7%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Moderate Duration Fund Institutional Class	0.31%	7.02%	5.22%	6.17%
PIMCO Moderate Duration Fund Class P	0.20%	6.91%	5.11%	6.06%
Barclays Intermediate Government/Credit Index	-0.13%	4.18%	3.94%	5.29%
Lipper Short-Intermediate Investment Grade Debt Funds Average	0.30%	5.07%	3.42%	4.63%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.46% for Institutional Class shares and 0.56% for Class P shares.

Portfolio Insights

»

The PIMCO Moderate Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed- Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An underweight to the intermediate portion of the U.S. Treasury yield curve, partially implemented via interest rate derivatives, added to performance as intermediate yields rose during the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose during the reporting period.

»

An underweight to investment grade corporate credit detracted from performance as the investment grade corporate sector outperformed U.S. Treasuries. However, positive security selection within investment grade corporates contributed to performance as prices on these securities rose during the reporting period.

»	Duration exposure (or sensitivity to changes in market interest rates) to Italian sovereign debt added to performance as Italian sovereign interest rates fell during the reporting period.

»	Exposure to emerging market external debt added to returns as the sector outperformed like-duration U.S. Treasuries during the reporting period.

»	An allocation to U.S. Treasury Inflation-Protected Securities detracted from performance as breakeven inflation levels narrowed during the reporting period.

»	An allocation to high yield corporate bonds added to performance as this sector outperformed like-duration U.S. Treasuries during the reporting period.

ANNUAL REPORT	MARCH 31, 2014	11

PIMCO Mortgage-Backed Securities Fund

Institutional Class - PTRIX	Class A - PMRAX
Class P - PMRPX	Class B - PMRBX
Administrative Class - PMTAX	Class C - PMRCX
Class D - PTMDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Government Agencies	88.2%
U.S. Treasury Obligations	6.1%
Mortgage-Backed Securities	3.0%
Asset-Backed Securities	1.4%
Short-Term Instruments	1.3%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Mortgage-Backed Securities Fund Institutional Class	0.23%	6.07%	5.19%	6.23%
PIMCO Mortgage-Backed Securities Fund Class P	0.12%	5.96%	5.08%	6.12%
PIMCO Mortgage-Backed Securities Fund Administrative Class	-0.02%	5.80%	4.93%	5.97%
PIMCO Mortgage-Backed Securities Fund Class D	-0.17%	5.64%	4.77%	5.81%
PIMCO Mortgage-Backed Securities Fund Class A	-0.17%	5.64%	4.77%	5.81%
PIMCO Mortgage-Backed Securities Fund Class A (adjusted)	-3.90%	4.83%	4.37%	5.57%
PIMCO Mortgage-Backed Securities Fund Class B	-0.92%	4.86%	4.23%	5.48%
PIMCO Mortgage-Backed Securities Fund Class B (adjusted)	-4.32%	4.77%	4.23%	5.48%
PIMCO Mortgage-Backed Securities Fund Class C	-0.92%	4.86%	3.99%	5.02%
PIMCO Mortgage-Backed Securities Fund Class C (adjusted)	-1.89%	4.86%	3.99%	5.02%
Barclays U.S. MBS Fixed Rate Index	0.18%	3.58%	4.61%	5.47%
Lipper U.S. Mortgage Funds Average	-0.10%	4.65%	3.89%	4.53%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, 1.65% for Class B shares, and 1.65% for Class C shares.

Portfolio Insights

»

The PIMCO Mortgage-Backed Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to 3.5% coupon mortgage-backed securities (“MBS”) benefited performance as these securities generated negative returns during the reporting period.

»	Exposure to senior non-Agency MBS benefited performance as prices on these securities generally rose during the reporting period.

»

Duration (or sensitivity to changes in market interest rates) positioning detracted from performance during the reporting period. An overweight to duration in May 2013 detracted from performance as interest rates rose and underweight to duration in September 2013 and January 2014 detracted from performance as interest rates fell.

»

An overweight to Government National Mortgage Association (“GNMA”) bonds during most of the reporting period detracted from performance as GNMA securities underperformed the broader Barclays MBS Fixed-Rate Index.

12	PIMCO BOND FUNDS

PIMCO Mortgage Opportunities Fund

Institutional Class - PMZIX	Class A - PMZAX
Class P - PMZPX	Class C - PMZCX
Class D - PMZDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Government Agencies	29.3%
Mortgage-Backed Securities	28.5%
U.S. Treasury Obligations	24.3%
Asset-Backed Securities	17.0%
Short-Term Instruments	0.8%
Other	0.1%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (10/22/12)
PIMCO Mortgage Opportunities Fund Institutional Class	3.59%	11.43%
PIMCO Mortgage Opportunities Fund Class P	3.49%	11.32%
PIMCO Mortgage Opportunities Fund Class D	3.18%	10.98%
PIMCO Mortgage Opportunities Fund Class A	3.18%	10.97%
PIMCO Mortgage Opportunities Fund Class A (adjusted)	-0.66%	8.05%
PIMCO Mortgage Opportunities Fund Class C	2.40%	10.16%
PIMCO Mortgage Opportunities Fund Class C (adjusted)	1.41%	10.16%
3 Month USD LIBOR Index	0.26%	0.29%
Lipper Absolute Return Funds Average	2.19%	4.05%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2012.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.62% for Institutional Class shares, 0.72% for Class P shares, 1.02% for Class D shares, 1.02% for Class A shares, and 1.77% for Class C shares.

Portfolio Insights

»

The PIMCO Mortgage Opportunities Fund seeks maximum long-term return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. The remainder of the Fund’s assets may be invested in other types of “Fixed Income Instruments,” which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities.

»	Exposure to senior non-Agency MBS benefited performance as prices on these securities generally rose during the reporting period.

»	Exposure to structured Agency MBS, or collateralized mortgage obligations (“CMOs”), benefited performance as prices on these instruments generally rose during the reporting period.

»	Exposure to European asset-backed securities benefited performance as prices on these securities generally rose during the reporting period.

»	Positive portfolio duration (or sensitivity to changes in market interest rates) detracted from performance as interest rates rose during the reporting period.

ANNUAL REPORT	MARCH 31, 2014	13

PIMCO Total Return Fund II

Institutional Class - PMBIX	Administrative Class - PRADX
Class P - PMTPX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Government Agencies	35.1%
U.S. Treasury Obligations	34.5%
Corporate Bonds & Notes	9.7%
Mortgage-Backed Securities	9.5%
Municipal Bonds & Notes	7.6%
Other	3.6%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (12/30/91)
PIMCO Total Return Fund II Institutional Class	-1.05%	6.38%	5.36%	6.75%
PIMCO Total Return Fund II Class P	-1.15%	6.28%	5.26%	6.64%
PIMCO Total Return Fund II Administrative Class	-1.30%	6.12%	5.10%	6.48%
Barclays U.S. Aggregate Index	-0.10%	4.80%	4.46%	6.01%
Lipper Core Plus Bond Funds Average	0.60%	7.42%	4.82%	6.10%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, and 0.75% for Administrative Class shares.

Portfolio Insights

»

The PIMCO Total Return Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

»

An overweight to the intermediate portion of the U.S. Treasury yield curve, partially implemented via interest rate derivatives, during the first half of the reporting period detracted from performance as intermediate yields rose during this period.

»

An overweight to the shorter term portion of the U.S. Treasury yield curve, partially implemented via interest rate derivatives, during the second half of the reporting period detracted from performance as shorter term yields rose during this period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose during the reporting period.

»	An underweight to investment grade corporate credit detracted from performance as the investment grade corporate sector outperformed like-duration U.S. Treasuries during the reporting period.

»	An allocation to U.S. Treasury Inflation-Protected Securities detracted from performance as breakeven inflation levels narrowed during the reporting period.

»	Holdings of Build America Bonds contributed to performance as these securities outperformed like-duration U.S. Treasuries during the reporting period.

14	PIMCO BOND FUNDS

PIMCO Total Return Fund III

Institutional Class - PTSAX	Administrative Class - PRFAX
Class P - PRAPX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Treasury Obligations	35.4%
U.S. Government Agencies	23.7%
Corporate Bonds & Notes	13.8%
Sovereign Issues	9.4%
Short-Term Instruments	8.2%
Mortgage-Backed Securities	5.2%
Other	4.3%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (05/01/91)
PIMCO Total Return Fund III Institutional Class	-1.29%	6.93%	5.64%	7.37%
PIMCO Total Return Fund III Class P	-1.39%	6.82%	5.54%	7.27%
PIMCO Total Return Fund III Administrative Class	-1.54%	6.66%	5.38%	7.10%
Barclays U.S. Aggregate Index	-0.10%	4.80%	4.46%	6.33%
Lipper Core Plus Bond Funds Average	0.60%	7.42%	4.82%	6.27%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, and 0.75% for Administrative Class shares.

Portfolio Insights

»

The PIMCO Total Return Fund III seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, with prohibitions on firms engaged in certain socially sensitive practices. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overweight to the intermediate portion of the U.S. Treasury yield curve, partially implemented via interest rate derivatives, during the first half of the reporting period detracted from performance as intermediate yields rose during this period.

»

An overweight to the shorter term portion of the U.S. Treasury yield curve, partially implemented via interest rate derivatives, during the second half of the reporting period detracted from performance as shorter term yields rose during this period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose during the reporting period.

»	An underweight to investment grade corporate credit detracted from performance as the investment grade corporate sector outperformed like-duration U.S. Treasuries during the reporting period.

»	An allocation to high yield corporate bonds added to performance as this sector outperformed like-duration U.S. Treasuries during the reporting period.

»	Exposure to short-dated Italian sovereign debt added to performance as Italian sovereign interest rates fell during the reporting period.

»	Holdings of Build America Bonds contributed to performance as these securities outperformed like-duration U.S.Treasuries during the reporting period.

»	An allocation to U.S. Treasury Inflation-Protected Securities detracted from performance as breakeven inflation levels narrowed during the reporting period.

ANNUAL REPORT	MARCH 31, 2014	15

PIMCO Total Return Fund IV

Institutional Class - PTUIX	Class A - PTUZX
Class P - PTUPX	Class C - PTUCX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

U.S. Treasury Obligations	33.4%
Short-Term Instruments	20.0%
Corporate Bonds & Notes	14.7%
U.S. Government Agencies	14.5%
Sovereign Issues	7.8%
Other	9.6%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (05/26/11)
PIMCO Total Return Fund IV Institutional Class	-1.49%	5.10%
PIMCO Total Return Fund IV Class P	-1.59%	5.00%
PIMCO Total Return Fund IV Class A	-1.83%	4.75%
PIMCO Total Return Fund IV Class A (adjusted)	-5.47%	3.35%
PIMCO Total Return Fund IV Class C	-2.54%	3.95%
PIMCO Total Return Fund IV Class C (adjusted)	-3.51%	3.95%
Barclays U.S. Aggregate Index	-0.10%	3.05%
Lipper Core Plus Bond Funds Average	0.60%	3.98%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 05/31/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, 0.85% for Class A shares, and 1.60% for Class C shares.

Portfolio Insights

»

The PIMCO Total Return Fund IV seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overweight to the intermediate portion of the U.S. Treasury yield curve, partially implemented via interest rate derivatives, during the first half of the reporting period detracted from performance as intermediate yields rose during this period.

»

An overweight to the shorter term portion of the U.S. Treasury yield curve, partially implemented via interest rate derivatives, during the second half of the reporting period detracted from performance as shorter term yields rose during this period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose during the reporting period.

»	An underweight to investment grade corporate credit detracted from performance as the investment grade corporate sector outperformed like-duration U.S. Treasuries during the reporting period.

»	Exposure to short-dated Italian sovereign debt added to performance as Italian sovereign interest rates fell during the reporting period.

»	Holdings of Build America Bonds contributed to performance as these securities outperformed like-duration U.S.Treasuries during the reporting period.

»	An allocation to U.S. Treasury Inflation-Protected Securities detracted from performance as breakeven inflation levels narrowed during the reporting period.

16	PIMCO BOND FUNDS

PIMCO Unconstrained Bond Fund

Institutional Class - PFIUX	Class A - PUBAX
Class P - PUCPX	Class C - PUBCX
Administrative Class - PUBFX	Class R - PUBRX
Class D - PUBDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	43.4%
Sovereign Issues	15.8%
Corporate Bonds & Notes	14.2%
Mortgage-Backed Securities	8.1%
U.S. Treasury Obligations	8.1%
Asset-Backed Securities	7.0%
Other	3.4%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (06/30/08)
PIMCO Unconstrained Bond Fund Institutional Class	-2.08%	5.03%	4.97%
PIMCO Unconstrained Bond Fund Class P	-2.18%	4.93%	4.86%
PIMCO Unconstrained Bond Fund Administrative Class	-2.32%	4.77%	4.71%
PIMCO Unconstrained Bond Fund Class D	-2.47%	4.61%	4.55%
PIMCO Unconstrained Bond Fund Class A	-2.47%	4.61%	4.55%
PIMCO Unconstrained Bond Fund Class A (adjusted)	-6.13%	3.81%	3.85%
PIMCO Unconstrained Bond Fund Class C	-3.18%	3.87%	3.80%
PIMCO Unconstrained Bond Fund Class C (adjusted)	-4.14%	3.87%	3.80%
PIMCO Unconstrained Bond Fund Class R	-2.73%	4.35%	4.29%
3 Month USD LIBOR Index	0.26%	0.40%	0.69%
Lipper Alternative Global Macro Funds Average*	0.17%	7.19%	2.93%

All Fund returns are net of fees and expenses.

* The Lipper Average for the Fund was changed to the Lipper Alternative Global Macro Funds Average on October 18, 2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.91% for Institutional Class shares, 1.01% for Class P shares, 1.16% for Admininstrative Class shares, 1.31% for Class D shares, 1.31% for Class A shares, 2.06% for Class C shares, and 1.56% for Class R shares.

Portfolio Insights

»

The PIMCO Unconstrained Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Positive exposure to U.S. duration (or sensitivity to changes in market interest rates) detracted from performance as U.S. sovereign yields rose during the reporting period.

»	Duration hedging, primarily implemented via swaps in the U.S. and Eurozone, benefited performance as swap rates rose over the reporting period.

»	Exposure to the debt of Spain and Italy contributed to returns as yields in these countries fell over the reporting period.

»

Short exposure to corporates, driven primarily by buy-protection positions on CDX/iTraxx indexes, detracted from performance as spreads tightened. Holdings of financial sector bonds partially offset these losses as these securities generated positive returns.

»

Net long exposure to the securitized sector, including residential mortgage-backed securities (“RMBS”), asset-backed securities “(ABS”), and commercial mortgage-backed securities (“CMBS”), benefited performance as prices on these securities generally rose over the reporting period.

»	Exposure to interest rates in Brazil detracted from performance as interest rates in Brazil rose over the reporting period.

»

Currency positions added to performance, driven primarily by the Fund’s short exposure to the Australian dollar and the Japanese yen, both of which experienced negative total returns over the reporting period. Short exposure to the euro during most of the reporting period detracted from performance as the euro appreciated versus the U.S. dollar during this period.

ANNUAL REPORT	MARCH 31, 2014	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2013 to March 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Extended Duration Fund
Institutional Class	$1,000.00	$1,074.20	$2.64	$1,000.00	$1,022.39	$2.57	0.51%
Class P	1,000.00	1,073.70	3.15	1,000.00	1,021.89	3.07	0.61
PIMCO GNMA Fund
Institutional Class	$1,000.00	$1,014.60	$2.51	$1,000.00	$1,022.44	$2.52	0.50%
Class P	1,000.00	1,014.10	3.01	1,000.00	1,021.94	3.02	0.60
Class D	1,000.00	1,012.60	4.52	1,000.00	1,020.44	4.53	0.90
Class A	1,000.00	1,012.60	4.52	1,000.00	1,020.44	4.53	0.90
Class B	1,000.00	1,008.80	8.26	1,000.00	1,016.70	8.30	1.65
Class C	1,000.00	1,008.80	8.26	1,000.00	1,016.70	8.30	1.65
PIMCO Investment Grade Corporate Bond Fund
Institutional Class	$1,000.00	$1,037.50	$2.59	$1,000.00	$1,022.39	$2.57	0.51%
Class P	1,000.00	1,037.00	3.10	1,000.00	1,021.89	3.07	0.61
Administrative Class	1,000.00	1,036.20	3.86	1,000.00	1,021.14	3.83	0.76
Class D	1,000.00	1,035.50	4.62	1,000.00	1,020.39	4.58	0.91
Class A	1,000.00	1,035.50	4.62	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	1,031.60	8.41	1,000.00	1,016.65	8.35	1.66

18	PIMCO BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Long Duration Total Return Fund
Institutional Class	$1,000.00	$1,063.50	$2.62	$1,000.00	$1,022.39	$2.57	0.51%
Class P	1,000.00	1,063.00	3.14	1,000.00	1,021.89	3.07	0.61
PIMCO Long-Term U.S. Government Fund
Institutional Class	$1,000.00	$1,037.80	$2.46	$1,000.00	$1,022.51	$2.45	0.485%
Class P	1,000.00	1,037.30	2.97	1,000.00	1,022.01	2.95	0.585
Administrative Class	1,000.00	1,036.50	3.73	1,000.00	1,021.27	3.70	0.735
Class A	1,000.00	1,036.00	4.24	1,000.00	1,020.77	4.21	0.835
Class B	1,000.00	1,032.10	8.03	1,000.00	1,017.03	7.97	1.585
Class C	1,000.00	1,032.20	8.03	1,000.00	1,017.03	7.97	1.585
PIMCO Moderate Duration Fund
Institutional Class	$1,000.00	$1,014.50	$2.31	$1,000.00	$1,022.64	$2.32	0.46%
Class P	1,000.00	1,014.00	2.81	1,000.00	1,022.14	2.82	0.56
PIMCO Mortgage-Backed Securities Fund
Institutional Class	$1,000.00	$1,016.00	$2.51	$1,000.00	$1,022.44	$2.52	0.50%
Class P	1,000.00	1,015.50	3.02	1,000.00	1,021.94	3.02	0.60
Administrative Class	1,000.00	1,014.80	3.77	1,000.00	1,021.19	3.78	0.75
Class D	1,000.00	1,014.00	4.52	1,000.00	1,020.44	4.53	0.90
Class A	1,000.00	1,014.00	4.52	1,000.00	1,020.44	4.53	0.90
Class B	1,000.00	1,010.20	8.27	1,000.00	1,016.70	8.30	1.65
Class C	1,000.00	1,010.20	8.27	1,000.00	1,016.70	8.30	1.65
PIMCO Mortgage Opportunities Fund
Institutional Class	$1,000.00	$1,032.80	$3.09	$1,000.00	$1,021.89	$3.07	0.61%
Class P	1,000.00	1,032.30	3.60	1,000.00	1,021.39	3.58	0.71
Class D	1,000.00	1,030.80	5.11	1,000.00	1,019.90	5.09	1.01
Class A	1,000.00	1,030.80	5.11	1,000.00	1,019.90	5.09	1.01
Class C	1,000.00	1,026.90	8.89	1,000.00	1,016.16	8.85	1.76
PIMCO Total Return Fund II
Institutional Class	$1,000.00	$1,012.40	$2.51	$1,000.00	$1,022.44	$2.52	0.50%
Class P	1,000.00	1,011.90	3.01	1,000.00	1,021.94	3.02	0.60
Administrative Class	1,000.00	1,011.20	3.76	1,000.00	1,021.19	3.78	0.75
PIMCO Total Return Fund III
Institutional Class	$1,000.00	$1,011.70	$2.51	$1,000.00	$1,022.44	$2.52	0.50%
Class P	1,000.00	1,011.20	3.01	1,000.00	1,021.94	3.02	0.60
Administrative Class	1,000.00	1,010.50	3.76	1,000.00	1,021.19	3.78	0.75
PIMCO Total Return Fund IV
Institutional Class	$1,000.00	$1,008.90	$2.50	$1,000.00	$1,022.44	$2.52	0.50%
Class P	1,000.00	1,008.40	3.00	1,000.00	1,021.94	3.02	0.60
Class A	1,000.00	1,007.10	4.25	1,000.00	1,020.69	4.28	0.85
Class C	1,000.00	1,003.60	7.99	1,000.00	1,016.95	8.05	1.60
PIMCO Unconstrained Bond Fund
Institutional Class	$1,000.00	$1,002.00	$4.49	$1,000.00	$1,020.44	$4.53	0.90%
Class P	1,000.00	1,001.50	4.99	1,000.00	1,019.95	5.04	1.00
Administrative Class	1,000.00	1,000.80	5.74	1,000.00	1,019.20	5.79	1.15
Class D	1,000.00	1,000.00	6.48	1,000.00	1,018.45	6.54	1.30
Class A	1,000.00	1,000.00	6.48	1,000.00	1,018.45	6.54	1.30
Class C	1,000.00	995.80	10.20	1,000.00	1,014.71	10.30	2.05
Class R	1,000.00	998.50	7.72	1,000.00	1,017.20	7.80	1.55

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2014	19

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Barclays GNMA Index	Barclays GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA). It is not possible to invest directly in an unmanaged index.

Barclays Intermediate Government/Credit Index	Barclays Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

Barclays Long-Term Government/Credit Index	Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. It is not possible to invest directly in an unmanaged index.

Barclays Long-Term Treasury Index	Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Citi STRIPS Index, 20+ Year Sub-Index	Citi STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month- end. The included STRIPS are derived only from bonds in the Citi U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

20	PIMCO BOND FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2014	21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital		Total Distributions

PIMCO Extended Duration Fund
Institutional Class
03/31/2014	$7.82	$0.22		$(0.79)	$(0.57)	$(0.22)	$(0.27)	$0.00		$(0.49)
03/31/2013	9.59	0.27		0.87	1.14	(0.26)	(2.65)	0.00		(2.91)
03/31/2012	7.49	0.32		2.96	3.28	(0.31)	(0.87)	0.00		(1.18)
03/31/2011	7.39	0.33		0.39	0.72	(0.32)	(0.30)	0.00		(0.62)
03/31/2010	12.56	0.42		(2.38)	(1.96)	(0.44)	(2.77)	0.00		(3.21)
Class P
03/31/2014	7.82	0.21		(0.79)	(0.58)	(0.21)	(0.27)	0.00		(0.48)
03/31/2013	9.59	0.27		0.86	1.13	(0.25)	(2.65)	0.00		(2.90)
03/31/2012	7.49	0.30		2.97	3.27	(0.30)	(0.87)	0.00		(1.17)
03/31/2011	7.39	0.32		0.39	0.71	(0.31)	(0.30)	0.00		(0.61)
03/31/2010	12.56	0.41		(2.38)	(1.97)	(0.43)	(2.77)	0.00		(3.20)

PIMCO GNMA Fund
Institutional Class
03/31/2014	$11.54	$0.18		$(0.23)	$(0.05)	$(0.35)	$(0.02)	$(0.00	)^	$(0.37)
03/31/2013	11.75	0.13		0.17	0.30	(0.33)	(0.18)	0.00		(0.51)
03/31/2012	11.42	0.21		0.72	0.93	(0.26)	(0.34)	0.00		(0.60)
03/31/2011	11.62	0.26		0.42	0.68	(0.27)	(0.61)	0.00		(0.88)
03/31/2010	11.33	0.35		0.66	1.01	(0.40)	(0.32)	0.00		(0.72)
Class P
03/31/2014	11.54	0.16		(0.22)	(0.06)	(0.34)	(0.02)	(0.00	)^	(0.36)
03/31/2013	11.75	0.12		0.17	0.29	(0.32)	(0.18)	0.00		(0.50)
03/31/2012	11.42	0.20		0.72	0.92	(0.25)	(0.34)	0.00		(0.59)
03/31/2011	11.62	0.25		0.42	0.67	(0.26)	(0.61)	0.00		(0.87)
03/31/2010	11.33	0.32		0.67	0.99	(0.38)	(0.32)	0.00		(0.70)
Class D
03/31/2014	11.54	0.13		(0.23)	(0.10)	(0.30)	(0.02)	(0.00	)^	(0.32)
03/31/2013	11.75	0.09		0.16	0.25	(0.28)	(0.18)	0.00		(0.46)
03/31/2012	11.42	0.16		0.72	0.88	(0.21)	(0.34)	0.00		(0.55)
03/31/2011	11.62	0.22		0.41	0.63	(0.22)	(0.61)	0.00		(0.83)
03/31/2010	11.33	0.30		0.66	0.96	(0.35)	(0.32)	0.00		(0.67)
Class A
03/31/2014	11.54	0.13		(0.23)	(0.10)	(0.30)	(0.02)	(0.00	)^	(0.32)
03/31/2013	11.75	0.09		0.16	0.25	(0.28)	(0.18)	0.00		(0.46)
03/31/2012	11.42	0.16		0.72	0.88	(0.21)	(0.34)	0.00		(0.55)
03/31/2011	11.62	0.21		0.42	0.63	(0.22)	(0.61)	0.00		(0.83)
03/31/2010	11.33	0.30		0.66	0.96	(0.35)	(0.32)	0.00		(0.67)
Class B
03/31/2014	11.54	0.04		(0.22)	(0.18)	(0.22)	(0.02)	(0.00	)^	(0.24)
03/31/2013	11.75	0.00	^	0.16	0.16	(0.19)	(0.18)	0.00		(0.37)
03/31/2012	11.42	0.08		0.71	0.79	(0.12)	(0.34)	0.00		(0.46)
03/31/2011	11.62	0.12		0.42	0.54	(0.13)	(0.61)	0.00		(0.74)
03/31/2010	11.33	0.22		0.65	0.87	(0.26)	(0.32)	0.00		(0.58)
Class C
03/31/2014	11.54	0.05		(0.23)	(0.18)	(0.22)	(0.02)	(0.00	)^	(0.24)
03/31/2013	11.75	0.00	^	0.16	0.16	(0.19)	(0.18)	0.00		(0.37)
03/31/2012	11.42	0.08		0.72	0.80	(0.13)	(0.34)	0.00		(0.47)
03/31/2011	11.62	0.13		0.41	0.54	(0.13)	(0.61)	0.00		(0.74)
03/31/2010	11.33	0.21		0.66	0.87	(0.26)	(0.32)	0.00		(0.58)

PIMCO Investment Grade Corporate Bond Fund
Institutional Class
03/31/2014	$11.14	$0.38		$(0.38)	$0.00	$(0.29)	$(0.30)	$(0.09)		$(0.68)
03/31/2013	10.60	0.40		0.89	1.29	(0.52)	(0.23)	0.00		(0.75)
03/31/2012	10.57	0.46		0.39	0.85	(0.52)	(0.30)	0.00		(0.82)
03/31/2011	11.18	0.56		0.51	1.07	(0.60)	(1.08)	0.00		(1.68)
03/31/2010	9.66	0.61		1.90	2.51	(0.65)	(0.34)	0.00		(0.99)

Please see footnotes on page 32.

22	PIMCO BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$6.76	(6.84)%	$249,671	0.51%	0.51%	0.50%	0.50%	3.22%	89%
7.82	10.35	251,318	0.54	0.54	0.50	0.50	2.69	113
9.59	43.47	305,425	0.50	0.50	0.50	0.50	3.41	355
7.49	9.48	381,563	0.51	0.51	0.50	0.50	3.94	412
7.39	(16.80)	324,253	0.50	0.50	0.50	0.50	4.42	615

6.76	(6.93)	27,454	0.61	0.61	0.60	0.60	3.12	89
7.82	10.24	16,320	0.64	0.64	0.60	0.60	2.55	113
9.59	43.33	73,634	0.60	0.60	0.60	0.60	3.12	355
7.49	9.37	1,016	0.61	0.61	0.60	0.60	3.82	412
7.39	(16.87)	881	0.60	0.60	0.60	0.60	4.29	615

$11.12	(0.45)%	$302,964	0.50%	0.50%	0.50%	0.50%	1.59%	1,212%
11.54	2.59	486,148	0.51	0.51	0.50	0.50	1.14	1,502
11.75	8.27	660,966	0.50	0.50	0.50	0.50	1.77	2,397
11.42	5.88	391,519	0.51	0.51	0.50	0.50	2.21	1,990
11.62	9.02	436,282	0.50	0.50	0.50	0.50	2.99	1,747

11.12	(0.55)	53,095	0.60	0.60	0.60	0.60	1.47	1,212
11.54	2.49	110,566	0.61	0.61	0.60	0.60	1.05	1,502
11.75	8.16	114,939	0.60	0.60	0.60	0.60	1.66	2,397
11.42	5.78	62,198	0.61	0.61	0.60	0.60	2.14	1,990
11.62	8.92	39,309	0.60	0.60	0.60	0.60	2.74	1,747

11.12	(0.85)	121,340	0.90	0.90	0.90	0.90	1.17	1,212
11.54	2.18	219,259	0.91	0.91	0.90	0.90	0.74	1,502
11.75	7.84	295,028	0.90	0.90	0.90	0.90	1.38	2,397
11.42	5.46	147,172	0.91	0.91	0.90	0.90	1.82	1,990
11.62	8.59	132,564	0.90	0.90	0.90	0.90	2.60	1,747

11.12	(0.85)	334,991	0.90	0.90	0.90	0.90	1.20	1,212
11.54	2.18	583,927	0.91	0.91	0.90	0.90	0.75	1,502
11.75	7.84	706,763	0.90	0.90	0.90	0.90	1.39	2,397
11.42	5.46	474,744	0.91	0.91	0.90	0.90	1.82	1,990
11.62	8.59	455,544	0.90	0.90	0.90	0.90	2.58	1,747

11.12	(1.59)	2,966	1.65	1.65	1.65	1.65	0.38	1,212
11.54	1.42	7,790	1.66	1.66	1.65	1.65	0.02	1,502
11.75	7.03	10,998	1.65	1.65	1.65	1.65	0.71	2,397
11.42	4.68	16,908	1.66	1.66	1.65	1.65	1.03	1,990
11.62	7.78	35,303	1.65	1.65	1.65	1.65	1.86	1,747

11.12	(1.58)	137,233	1.65	1.65	1.65	1.65	0.42	1,212
11.54	1.42	275,788	1.66	1.66	1.65	1.65	0.01	1,502
11.75	7.03	289,101	1.65	1.65	1.65	1.65	0.66	2,397
11.42	4.68	225,520	1.66	1.66	1.65	1.65	1.06	1,990
11.62	7.78	246,550	1.65	1.65	1.65	1.65	1.80	1,747

$10.46	0.15%	$2,744,578	0.50%	0.50%	0.50%	0.50%	3.52%	88%
11.14	12.39	6,378,075	0.50	0.50	0.50	0.50	3.64	165
10.60	8.29	4,404,375	0.50	0.50	0.50	0.50	4.31	124
10.57	10.04	4,132,194	0.50	0.50	0.50	0.50	4.98	325
11.18	26.70	4,687,510	0.50	0.50	0.50	0.50	5.65	248

Please see footnotes on page 32.

ANNUAL REPORT	MARCH 31, 2014	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Investment Grade Corporate Bond Fund (Cont.)
Class P
03/31/2014	$11.14	$0.37	$(0.38)	$(0.01)	$(0.28)	$(0.30)	$(0.09)	$(0.67)
03/31/2013	10.60	0.39	0.89	1.28	(0.51)	(0.23)	0.00	(0.74)
03/31/2012	10.57	0.43	0.41	0.84	(0.51)	(0.30)	0.00	(0.81)
03/31/2011	11.18	0.54	0.52	1.06	(0.59)	(1.08)	0.00	(1.67)
03/31/2010	9.66	0.61	1.89	2.50	(0.64)	(0.34)	0.00	(0.98)
Administrative Class
03/31/2014	11.14	0.35	(0.37)	(0.02)	(0.27)	(0.30)	(0.09)	(0.66)
03/31/2013	10.60	0.38	0.88	1.26	(0.49)	(0.23)	0.00	(0.72)
03/31/2012	10.57	0.40	0.42	0.82	(0.49)	(0.30)	0.00	(0.79)
03/31/2011	11.18	0.53	0.51	1.04	(0.57)	(1.08)	0.00	(1.65)
03/31/2010	9.66	0.59	1.89	2.48	(0.62)	(0.34)	0.00	(0.96)
Class D
03/31/2014	11.14	0.33	(0.37)	(0.04)	(0.25)	(0.30)	(0.09)	(0.64)
03/31/2013	10.60	0.36	0.89	1.25	(0.48)	(0.23)	0.00	(0.71)
03/31/2012	10.57	0.41	0.40	0.81	(0.48)	(0.30)	0.00	(0.78)
03/31/2011	11.18	0.51	0.52	1.03	(0.56)	(1.08)	0.00	(1.64)
03/31/2010	9.66	0.57	1.90	2.47	(0.61)	(0.34)	0.00	(0.95)
Class A
03/31/2014	11.14	0.33	(0.37)	(0.04)	(0.25)	(0.30)	(0.09)	(0.64)
03/31/2013	10.60	0.36	0.89	1.25	(0.48)	(0.23)	0.00	(0.71)
03/31/2012	10.57	0.41	0.40	0.81	(0.48)	(0.30)	0.00	(0.78)
03/31/2011	11.18	0.51	0.52	1.03	(0.56)	(1.08)	0.00	(1.64)
03/31/2010	9.66	0.57	1.90	2.47	(0.61)	(0.34)	0.00	(0.95)
Class C
03/31/2014	11.14	0.25	(0.37)	(0.12)	(0.17)	(0.30)	(0.09)	(0.56)
03/31/2013	10.60	0.28	0.89	1.17	(0.40)	(0.23)	0.00	(0.63)
03/31/2012	10.57	0.33	0.40	0.73	(0.40)	(0.30)	0.00	(0.70)
03/31/2011	11.18	0.42	0.52	0.94	(0.47)	(1.08)	0.00	(1.55)
03/31/2010	9.66	0.49	1.90	2.39	(0.53)	(0.34)	0.00	(0.87)

PIMCO Long Duration Total Return Fund
Institutional Class
03/31/2014	$11.83	$0.45	$(0.64)	$(0.19)	$(0.44)	$(0.13)	$0.00	$(0.57)
03/31/2013	11.54	0.47	0.72	1.19	(0.44)	(0.46)	0.00	(0.90)
03/31/2012	10.75	0.50	1.29	1.79	(0.49)	(0.51)	0.00	(1.00)
03/31/2011	10.72	0.53	0.46	0.99	(0.59)	(0.37)	0.00	(0.96)
03/31/2010	10.14	0.54	0.95	1.49	(0.57)	(0.34)	0.00	(0.91)
Class P
03/31/2014	11.83	0.44	(0.64)	(0.20)	(0.43)	(0.13)	0.00	(0.56)
03/31/2013	11.54	0.46	0.72	1.18	(0.43)	(0.46)	0.00	(0.89)
03/31/2012	10.75	0.49	1.29	1.78	(0.48)	(0.51)	0.00	(0.99)
03/31/2011	10.72	0.51	0.47	0.98	(0.58)	(0.37)	0.00	(0.95)
03/31/2010	10.14	0.53	0.95	1.48	(0.56)	(0.34)	0.00	(0.90)

PIMCO Long-Term U.S. Government Fund
Institutional Class
03/31/2014	$10.78	$0.29	$(0.81)	$(0.52)	$(0.29)	$(0.18)	$0.00	$(0.47)
03/31/2013	10.89	0.30	0.65	0.95	(0.29)	(0.77)	0.00	(1.06)
03/31/2012	10.39	0.36	1.97	2.33	(0.36)	(1.47)	0.00	(1.83)
03/31/2011	10.79	0.43	0.56	0.99	(0.46)	(0.93)	0.00	(1.39)
03/31/2010	11.58	0.46	(0.24)	0.22	(0.50)	(0.51)	0.00	(1.01)
Class P
03/31/2014	10.78	0.29	(0.82)	(0.53)	(0.28)	(0.18)	0.00	(0.46)
03/31/2013	10.89	0.30	0.64	0.94	(0.28)	(0.77)	0.00	(1.05)
03/31/2012	10.39	0.35	1.97	2.32	(0.35)	(1.47)	0.00	(1.82)
03/31/2011	10.79	0.41	0.57	0.98	(0.45)	(0.93)	0.00	(1.38)
03/31/2010	11.58	0.44	(0.23)	0.21	(0.49)	(0.51)	0.00	(1.00)

Please see footnotes on page 32.

24	PIMCO BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$10.46	0.05%	$283,484	0.61%	0.61%	0.60%	0.60%	3.42%	88%
11.14	12.28	554,328	0.60	0.60	0.60	0.60	3.54	165
10.60	8.19	392,153	0.60	0.60	0.60	0.60	4.09	124
10.57	9.93	147,668	0.60	0.60	0.60	0.60	4.86	325
11.18	26.58	137,987	0.60	0.60	0.60	0.60	5.52	248

10.46	(0.10)	139,977	0.76	0.76	0.75	0.75	3.27	88
11.14	12.11	238,471	0.75	0.75	0.75	0.75	3.39	165
10.60	8.03	172,288	0.75	0.75	0.75	0.75	3.83	124
10.57	9.76	45,160	0.75	0.75	0.75	0.75	4.76	325
11.18	26.39	55,024	0.75	0.75	0.75	0.75	5.38	248

10.46	(0.25)	471,329	0.91	0.91	0.90	0.90	3.12	88
11.14	11.95	980,086	0.90	0.90	0.90	0.90	3.24	165
10.60	7.86	573,259	0.90	0.90	0.90	0.90	3.86	124
10.57	9.60	336,201	0.90	0.90	0.90	0.90	4.54	325
11.18	26.21	306,182	0.90	0.90	0.90	0.90	5.24	248

10.46	(0.25)	1,094,356	0.91	0.91	0.90	0.90	3.12	88
11.14	11.94	1,768,357	0.90	0.90	0.90	0.90	3.24	165
10.60	7.86	1,236,863	0.90	0.90	0.90	0.90	3.85	124
10.57	9.60	727,685	0.90	0.90	0.90	0.90	4.55	325
11.18	26.21	621,321	0.90	0.90	0.90	0.90	5.24	248

10.46	(0.99)	607,225	1.66	1.66	1.65	1.65	2.37	88
11.14	11.12	1,003,538	1.65	1.65	1.65	1.65	2.49	165
10.60	7.06	660,637	1.65	1.65	1.65	1.65	3.11	124
10.57	8.79	438,435	1.65	1.65	1.65	1.65	3.80	325
11.18	25.27	350,334	1.65	1.65	1.65	1.65	4.47	248

$11.07	(1.46)%	$4,704,179	0.51%	0.51%	0.50%	0.50%	4.12%	70%
11.83	10.36	6,669,123	0.53	0.53	0.50	0.50	3.86	81
11.54	16.91	5,815,733	0.50	0.50	0.50	0.50	4.33	219
10.75	9.31	5,130,906	0.51	0.51	0.50	0.50	4.71	240
10.72	14.91	3,976,419	0.51	0.51	0.50	0.50	5.02	364

11.07	(1.56)	12,376	0.61	0.61	0.60	0.60	4.02	70
11.83	10.25	21,240	0.63	0.63	0.60	0.60	3.75	81
11.54	16.79	12,896	0.60	0.60	0.60	0.60	4.20	219
10.75	9.21	6,894	0.61	0.61	0.60	0.60	4.58	240
10.72	14.83	2,493	0.61	0.61	0.60	0.60	4.89	364

$9.79	(4.67)%	$523,326	0.485%	0.485%	0.475%	0.475%	2.89%	100%
10.78	8.49	1,546,068	0.505	0.505	0.475	0.475	2.63	143
10.89	22.39	812,883	0.485	0.485	0.475	0.475	3.14	426
10.39	9.13	443,715	0.485	0.485	0.475	0.475	3.78	363
10.79	1.92	1,175,131	0.495	0.495	0.475	0.475	4.09	415

9.79	(4.77)	73,906	0.585	0.585	0.575	0.575	3.00	100
10.78	8.38	40,134	0.605	0.605	0.575	0.575	2.52	143
10.89	22.27	403,440	0.585	0.585	0.575	0.575	3.03	426
10.39	9.03	57,226	0.585	0.585	0.575	0.575	3.61	363
10.79	1.79	10,934	0.595	0.595	0.575	0.575	3.97	415

Please see footnotes on page 32.

ANNUAL REPORT	MARCH 31, 2014	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Long-Term U.S. Government Fund (Cont.)
Administrative Class
03/31/2014	$10.78	$0.27	$(0.82)	$(0.55)	$(0.26)	$(0.18)	$0.00	$(0.44)
03/31/2013	10.89	0.28	0.64	0.92	(0.26)	(0.77)	0.00	(1.03)
03/31/2012	10.39	0.33	1.97	2.30	(0.33)	(1.47)	0.00	(1.80)
03/31/2011	10.79	0.40	0.56	0.96	(0.43)	(0.93)	0.00	(1.36)
03/31/2010	11.58	0.44	(0.25)	0.19	(0.47)	(0.51)	0.00	(0.98)
Class A
03/31/2014	10.78	0.26	(0.82)	(0.56)	(0.25)	(0.18)	0.00	(0.43)
03/31/2013	10.89	0.26	0.65	0.91	(0.25)	(0.77)	0.00	(1.02)
03/31/2012	10.39	0.32	1.97	2.29	(0.32)	(1.47)	0.00	(1.79)
03/31/2011	10.79	0.38	0.56	0.94	(0.41)	(0.93)	0.00	(1.34)
03/31/2010	11.58	0.42	(0.25)	0.17	(0.45)	(0.51)	0.00	(0.96)
Class B
03/31/2014	10.78	0.18	(0.81)	(0.63)	(0.18)	(0.18)	0.00	(0.36)
03/31/2013	10.89	0.18	0.64	0.82	(0.16)	(0.77)	0.00	(0.93)
03/31/2012	10.39	0.24	1.97	2.21	(0.24)	(1.47)	0.00	(1.71)
03/31/2011	10.79	0.30	0.56	0.86	(0.33)	(0.93)	0.00	(1.26)
03/31/2010	11.58	0.34	(0.25)	0.09	(0.37)	(0.51)	0.00	(0.88)
Class C
03/31/2014	10.78	0.18	(0.81)	(0.63)	(0.18)	(0.18)	0.00	(0.36)
03/31/2013	10.89	0.18	0.64	0.82	(0.16)	(0.77)	0.00	(0.93)
03/31/2012	10.39	0.23	1.98	2.21	(0.24)	(1.47)	0.00	(1.71)
03/31/2011	10.79	0.29	0.57	0.86	(0.33)	(0.93)	0.00	(1.26)
03/31/2010	11.58	0.34	(0.25)	0.09	(0.37)	(0.51)	0.00	(0.88)

PIMCO Moderate Duration Fund
Institutional Class
03/31/2014	$10.89	$0.17	$(0.14)	$0.03	$(0.20)	$(0.09)	$0.00	$(0.29)
03/31/2013	10.74	0.23	0.49	0.72	(0.32)	(0.25)	0.00	(0.57)
03/31/2012	10.69	0.23	0.25	0.48	(0.26)	(0.17)	0.00	(0.43)
03/31/2011	10.73	0.27	0.44	0.71	(0.32)	(0.43)	0.00	(0.75)
03/31/2010	9.67	0.36	1.30	1.66	(0.42)	(0.18)	0.00	(0.60)
Class P
03/31/2014	10.89	0.16	(0.14)	0.02	(0.19)	(0.09)	0.00	(0.28)
03/31/2013	10.74	0.22	0.49	0.71	(0.31)	(0.25)	0.00	(0.56)
03/31/2012	10.69	0.22	0.25	0.47	(0.25)	(0.17)	0.00	(0.42)
03/31/2011	10.73	0.27	0.43	0.70	(0.31)	(0.43)	0.00	(0.74)
12/31/2009 - 03/31/2010	10.48	0.06	0.26	0.32	(0.07)	0.00	0.00	(0.07)

PIMCO Mortgage-Backed Securities Fund
Institutional Class
03/31/2014	$10.58	$0.13	$(0.11)	$0.02	$(0.24)	$(0.05)	$(0.02)	$(0.31)
03/31/2013	10.66	0.10	0.31	0.41	(0.37)	(0.12)	0.00	(0.49)
03/31/2012	10.62	0.24	0.41	0.65	(0.30)	(0.31)	0.00	(0.61)
03/31/2011	10.74	0.31	0.31	0.62	(0.34)	(0.40)	0.00	(0.74)
03/31/2010	10.21	0.54	0.91	1.45	(0.49)	(0.43)	0.00	(0.92)
Class P
03/31/2014	10.58	0.11	(0.10)	0.01	(0.23)	(0.05)	(0.02)	(0.30)
03/31/2013	10.66	0.10	0.30	0.40	(0.36)	(0.12)	0.00	(0.48)
03/31/2012	10.62	0.22	0.41	0.63	(0.28)	(0.31)	0.00	(0.59)
03/31/2011	10.74	0.30	0.31	0.61	(0.33)	(0.40)	0.00	(0.73)
03/31/2010	10.21	0.47	0.97	1.44	(0.48)	(0.43)	0.00	(0.91)
Administrative Class
03/31/2014	10.58	0.12	(0.12)	0.00	(0.22)	(0.05)	(0.02)	(0.29)
03/31/2013	10.66	0.09	0.30	0.39	(0.35)	(0.12)	0.00	(0.47)
03/31/2012	10.62	0.22	0.40	0.62	(0.27)	(0.31)	0.00	(0.58)
03/31/2011	10.74	0.28	0.31	0.59	(0.31)	(0.40)	0.00	(0.71)
03/31/2010	10.21	0.54	0.88	1.42	(0.46)	(0.43)	0.00	(0.89)

Please see footnotes on page 32.

26	PIMCO BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$9.79	(4.91)%	$51,473	0.735%		0.735%		0.725%		0.725%		2.74%	100%
10.78	8.26	66,872	0.755		0.755		0.725		0.725		2.39	143
10.89	22.09	70,022	0.735		0.735		0.725		0.725		2.87	426
10.39	8.86	73,068	0.735		0.735		0.725		0.725		3.46	363
10.79	1.64	92,333	0.745		0.745		0.725		0.725		3.91	415

9.79	(5.01)	175,700	0.835		0.835		0.825		0.825		2.63	100
10.78	8.11	208,077	0.855		0.855		0.825		0.825		2.26	143
10.89	21.96	228,297	0.835	(b)	0.835	(b)	0.825	(b)	0.825	(b)	2.76	426
10.39	8.70	192,776	0.885		0.885		0.875		0.875		3.33	363
10.79	1.49	176,403	0.895		0.895		0.875		0.875		3.73	415

9.79	(5.71)	557	1.585		1.585		1.575		1.575		1.77	100
10.78	7.31	2,559	1.605		1.605		1.575		1.575		1.52	143
10.89	21.05	4,282	1.585	(b)	1.585	(b)	1.575	(b)	1.575	(b)	2.08	426
10.39	7.90	7,584	1.635		1.635		1.625		1.625		2.60	363
10.79	0.74	16,774	1.645		1.645		1.625		1.625		3.01	415

9.79	(5.71)	25,865	1.585		1.585		1.575		1.575		1.82	100
10.78	7.31	68,538	1.605		1.605		1.575		1.575		1.52	143
10.89	21.06	64,297	1.585	(b)	1.585	(b)	1.575	(b)	1.575	(b)	1.99	426
10.39	7.90	48,209	1.635		1.635		1.625		1.625		2.58	363
10.79	0.74	45,276	1.645		1.645		1.625		1.625		3.00	415

$10.63	0.31%	$2,433,490	0.46%		0.46%		0.46%		0.46%		1.56%	237%
10.89	6.84	2,666,070	0.46		0.46		0.46		0.46		2.08	373
10.74	4.54	2,505,387	0.46		0.46		0.46		0.46		2.17	391
10.69	6.68	2,333,258	0.46		0.46		0.46		0.46		2.52	325
10.73	17.48	2,034,711	0.47		0.47		0.46		0.46		3.51	844

10.63	0.20	13,298	0.56		0.56		0.56		0.56		1.51	237
10.89	6.73	31,824	0.56		0.56		0.56		0.56		2.00	373
10.74	4.44	36,425	0.56		0.56		0.56		0.56		2.08	391
10.69	6.57	826	0.56		0.56		0.56		0.56		2.54	325
10.73	3.01	10	0.56	*	0.56	*	0.56	*	0.56	*	2.27 *	844

$10.29	0.23%	$111,544	0.50%		0.50%		0.50%		0.50%		1.29%	1,021%
10.58	3.93	252,445	0.50		0.50		0.50		0.50		0.96	1,226
10.66	6.27	197,818	0.50		0.50		0.50		0.50		2.24	1,322
10.62	5.82	192,699	0.50		0.50		0.50		0.50		2.85	966
10.74	14.59	242,791	0.56		0.56		0.50		0.50		5.11	1,035

10.29	0.12	8,679	0.60		0.60		0.60		0.60		1.09	1,021
10.58	3.82	36,644	0.60		0.60		0.60		0.60		0.89	1,226
10.66	6.17	42,441	0.60		0.60		0.60		0.60		2.04	1,322
10.62	5.72	28,103	0.60		0.60		0.60		0.60		2.74	966
10.74	14.49	27,825	0.62		0.62		0.60		0.60		4.42	1,035

10.29	(0.02)	35,186	0.75		0.75		0.75		0.75		1.19	1,021
10.58	3.67	42,414	0.75		0.75		0.75		0.75		0.81	1,226
10.66	6.01	72,356	0.75		0.75		0.75		0.75		2.00	1,322
10.62	5.56	72,665	0.75		0.75		0.75		0.75		2.61	966
10.74	14.31	73,797	0.84		0.84		0.75		0.75		5.09	1,035

Please see footnotes on page 32.

ANNUAL REPORT	MARCH 31, 2014	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Mortgage-Backed Securities Fund (Cont.)
Class D
03/31/2014	$10.58	$0.10	$(0.12)	$(0.02)	$(0.20)	$(0.05)	$(0.02)	$(0.27)
03/31/2013	10.66	0.07	0.30	0.37	(0.33)	(0.12)	0.00	(0.45)
03/31/2012	10.62	0.20	0.40	0.60	(0.25)	(0.31)	0.00	(0.56)
03/31/2011	10.74	0.27	0.30	0.57	(0.29)	(0.40)	0.00	(0.69)
03/31/2010	10.21	0.49	0.92	1.41	(0.45)	(0.43)	0.00	(0.88)
Class A
03/31/2014	10.58	0.10	(0.12)	(0.02)	(0.20)	(0.05)	(0.02)	(0.27)
03/31/2013	10.66	0.07	0.30	0.37	(0.33)	(0.12)	0.00	(0.45)
03/31/2012	10.62	0.20	0.40	0.60	(0.25)	(0.31)	0.00	(0.56)
03/31/2011	10.74	0.27	0.30	0.57	(0.29)	(0.40)	0.00	(0.69)
03/31/2010	10.21	0.47	0.94	1.41	(0.45)	(0.43)	0.00	(0.88)
Class B
03/31/2014	10.58	0.02	(0.11)	(0.09)	(0.13)	(0.05)	(0.02)	(0.20)
03/31/2013	10.66	(0.01)	0.30	0.29	(0.25)	(0.12)	0.00	(0.37)
03/31/2012	10.62	0.13	0.39	0.52	(0.17)	(0.31)	0.00	(0.48)
03/31/2011	10.74	0.19	0.30	0.49	(0.21)	(0.40)	0.00	(0.61)
03/31/2010	10.21	0.41	0.92	1.33	(0.37)	(0.43)	0.00	(0.80)
Class C
03/31/2014	10.58	0.02	(0.11)	(0.09)	(0.13)	(0.05)	(0.02)	(0.20)
03/31/2013	10.66	(0.02)	0.31	0.29	(0.25)	(0.12)	0.00	(0.37)
03/31/2012	10.62	0.12	0.40	0.52	(0.17)	(0.31)	0.00	(0.48)
03/31/2011	10.74	0.19	0.30	0.49	(0.21)	(0.40)	0.00	(0.61)
03/31/2010	10.21	0.40	0.93	1.33	(0.37)	(0.43)	0.00	(0.80)

PIMCO Mortgage Opportunities Fund
Institutional Class
03/31/2014	$11.13	$0.39	$0.00	$0.39	$(0.44)	$(0.02)	$0.00	$(0.46)
10/22/2012 - 03/31/2013	10.00	0.14	1.14	1.28	(0.15)	0.00	0.00	(0.15)
Class P
03/31/2014	11.13	0.34	0.04	0.38	(0.43)	(0.02)	0.00	(0.45)
10/22/2012 - 03/31/2013	10.00	0.15	1.12	1.27	(0.14)	0.00	0.00	(0.14)
Class D
03/31/2014	11.13	0.32	0.03	0.35	(0.40)	(0.02)	0.00	(0.42)
10/22/2012 - 03/31/2013	10.00	0.12	1.14	1.26	(0.13)	0.00	0.00	(0.13)
Class A
03/31/2014	11.13	0.34	0.01	0.35	(0.40)	(0.02)	0.00	(0.42)
10/22/2012 - 03/31/2013	10.00	0.14	1.12	1.26	(0.13)	0.00	0.00	(0.13)
Class C
03/31/2014	11.13	0.26	0.00	0.26	(0.31)	(0.02)	0.00	(0.33)
10/22/2012 - 03/31/2013	10.00	0.09	1.13	1.22	(0.09)	0.00	0.00	(0.09)

PIMCO Total Return Fund II
Institutional Class
03/31/2014	$10.65	$0.20	$(0.31)	$(0.11)	$(0.20)	$(0.05)	$0.00	$(0.25)
03/31/2013	10.70	0.25	0.41	0.66	(0.26)	(0.45)	0.00	(0.71)
03/31/2012	10.37	0.27	0.34	0.61	(0.28)	0.00	0.00	(0.28)
03/31/2011	10.59	0.23	0.44	0.67	(0.25)	(0.63)	(0.01)	(0.89)
03/31/2010	9.71	0.42	1.01	1.43	(0.50)	(0.05)	0.00	(0.55)
Class P
03/31/2014	10.65	0.19	(0.31)	(0.12)	(0.19)	(0.05)	0.00	(0.24)
03/31/2013	10.70	0.23	0.42	0.65	(0.25)	(0.45)	0.00	(0.70)
03/31/2012	10.37	0.26	0.34	0.60	(0.27)	0.00	0.00	(0.27)
03/31/2011	10.59	0.23	0.43	0.66	(0.24)	(0.63)	(0.01)	(0.88)
12/31/2009 - 03/31/2010	10.45	0.06	0.14	0.20	(0.06)	0.00	0.00	(0.06)

Please see footnotes on page 32.

28	PIMCO BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$10.29	(0.17)%	$55,106	0.90%		0.90%		0.90%		0.90%		0.96%		1,021%
10.58	3.51	86,378	0.90		0.90		0.90		0.90		0.62		1,226
10.66	5.85	107,224	0.90		0.90		0.90		0.90		1.85		1,322
10.62	5.40	95,938	0.90		0.90		0.90		0.90		2.45		966
10.74	14.14	123,426	0.96		0.96		0.90		0.90		4.67		1,035

10.29	(0.17)	38,798	0.90		0.90		0.90		0.90		0.93		1,021
10.58	3.51	77,316	0.90		0.90		0.90		0.90		0.61		1,226
10.66	5.85	87,646	0.90		0.90		0.90		0.90		1.85		1,322
10.62	5.40	97,366	0.90		0.90		0.90		0.90		2.45		966
10.74	14.14	125,408	0.96		0.96		0.90		0.90		4.46		1,035

10.29	(0.92)	337	1.65		1.65		1.65		1.65		0.18		1,021
10.58	2.74	806	1.65		1.65		1.65		1.65		(0.10)		1,226
10.66	5.05	1,396	1.65		1.65		1.65		1.65		1.17		1,322
10.62	4.62	3,229	1.65		1.65		1.65		1.65		1.75		966
10.74	13.30	9,258	1.71		1.71		1.65		1.65		3.84		1,035

10.29	(0.92)	13,782	1.65		1.65		1.65		1.65		0.23		1,021
10.58	2.75	22,257	1.65		1.65		1.65		1.65		(0.15)		1,226
10.66	5.06	25,629	1.65		1.65		1.65		1.65		1.11		1,322
10.62	4.62	29,681	1.65		1.65		1.65		1.65		1.72		966
10.74	13.29	48,507	1.71		1.71		1.65		1.65		3.72		1,035

$11.06	3.59%	$1,104,355	0.61%		0.61%		0.60%		0.60%		3.58%		736%
11.13	12.79	328,002	0.62	*	0.67	*	0.60	*	0.65	*	2.97	*	427

11.06	3.49	11,550	0.71		0.71		0.70		0.70		3.05		736
11.13	12.74	11,097	0.72	*	0.77	*	0.70	*	0.75	*	3.01	*	427

11.06	3.18	34,083	1.01		1.01		1.00		1.00		2.88		736
11.13	12.59	42,136	1.02	*	1.07	*	1.00	*	1.05	*	2.38	*	427

11.06	3.18	19,063	1.01		1.01		1.00		1.00		3.11		736
11.13	12.57	4,653	1.02	*	1.07	*	1.00	*	1.05	*	2.79	*	427

11.06	2.40	4,922	1.76		1.76		1.75		1.75		2.33		736
11.13	12.23	2,007	1.77	*	1.82	*	1.75	*	1.80	*	1.82	*	427

$10.29	(1.05)%	$2,591,315	0.50%		0.50%		0.50%		0.50%		1.89%		353%
10.65	6.23	3,026,082	0.50		0.50		0.50		0.50		2.26		374
10.70	5.95	3,329,568	0.50		0.50		0.50		0.50		2.55		647
10.37	6.40	3,177,804	0.50		0.50		0.50		0.50		2.15		563
10.59	15.00	3,124,654	0.53		0.53		0.50		0.50		4.05		502

10.29	(1.15)	11,878	0.60		0.60		0.60		0.60		1.79		353
10.65	6.13	17,169	0.60		0.60		0.60		0.60		2.14		374
10.70	5.84	16,145	0.60		0.60		0.60		0.60		2.45		647
10.37	6.30	6,937	0.60		0.60		0.60		0.60		2.15		563
10.59	1.93	10	0.60	*	0.60	*	0.60	*	0.60	*	2.24	*	502

Please see footnotes on page 32.

ANNUAL REPORT	MARCH 31, 2014	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Total Return Fund II (Cont.)
Administrative Class
03/31/2014	$10.65	$0.17	$(0.31)	$(0.14)	$(0.17)	$(0.05)	$0.00	$(0.22)
03/31/2013	10.70	0.22	0.42	0.64	(0.24)	(0.45)	0.00	(0.69)
03/31/2012	10.37	0.24	0.34	0.58	(0.25)	0.00	0.00	(0.25)
03/31/2011	10.59	0.21	0.43	0.64	(0.22)	(0.63)	(0.01)	(0.86)
03/31/2010	9.71	0.40	1.00	1.40	(0.47)	(0.05)	0.00	(0.52)

PIMCO Total Return Fund III
Institutional Class
03/31/2014	$9.88	$0.17	$(0.29)	$(0.12)	$(0.19)	$(0.11)	$0.00	$(0.30)
03/31/2013	9.76	0.23	0.47	0.70	(0.34)	(0.24)	0.00	(0.58)
03/31/2012	9.64	0.27	0.18	0.45	(0.33)	0.00	0.00	(0.33)
03/31/2011	9.78	0.27	0.44	0.71	(0.30)	(0.55)	0.00	(0.85)
03/31/2010	8.76	0.39	1.10	1.49	(0.47)	0.00	0.00	(0.47)
Class P
03/31/2014	9.88	0.15	(0.28)	(0.13)	(0.18)	(0.11)	0.00	(0.29)
03/31/2013	9.76	0.22	0.47	0.69	(0.33)	(0.24)	0.00	(0.57)
03/31/2012	9.64	0.26	0.19	0.45	(0.33)	0.00	0.00	(0.33)
03/31/2011	9.78	0.27	0.43	0.70	(0.29)	(0.55)	0.00	(0.84)
03/31/2010	8.76	0.27	1.21	1.48	(0.46)	0.00	0.00	(0.46)
Administrative Class
03/31/2014	9.88	0.14	(0.29)	(0.15)	(0.16)	(0.11)	0.00	(0.27)
03/31/2013	9.76	0.21	0.46	0.67	(0.31)	(0.24)	0.00	(0.55)
03/31/2012	9.64	0.24	0.19	0.43	(0.31)	0.00	0.00	(0.31)
03/31/2011	9.78	0.25	0.43	0.68	(0.27)	(0.55)	0.00	(0.82)
03/31/2010	8.76	0.36	1.11	1.47	(0.45)	0.00	0.00	(0.45)

PIMCO Total Return Fund IV
Institutional Class
03/31/2014	$10.90	$0.15	$(0.32)	$(0.17)	$(0.14)	$(0.07)	$0.00	$(0.21)
03/31/2013	10.67	0.21	0.63	0.84	(0.31)	(0.30)	0.00	(0.61)
05/26/2011 - 03/31/2012	10.00	0.19	0.63	0.82	(0.15)	0.00	0.00	(0.15)
Class P
03/31/2014	10.90	0.15	(0.33)	(0.18)	(0.13)	(0.07)	0.00	(0.20)
03/31/2013	10.67	0.22	0.61	0.83	(0.30)	(0.30)	0.00	(0.60)
05/26/2011 - 03/31/2012	10.00	0.23	0.59	0.82	(0.15)	0.00	0.00	(0.15)
Class A
03/31/2014	10.90	0.11	(0.31)	(0.20)	(0.11)	(0.07)	0.00	(0.18)
03/31/2013	10.67	0.16	0.64	0.80	(0.27)	(0.30)	0.00	(0.57)
05/26/2011 - 03/31/2012	10.00	0.17	0.63	0.80	(0.13)	0.00	0.00	(0.13)
Class C
03/31/2014	10.90	0.04	(0.32)	(0.28)	(0.03)	(0.07)	0.00	(0.10)
06/01/2012 - 03/31/2013	10.90	0.06	0.40	0.46	(0.16)	(0.30)	0.00	(0.46)

PIMCO Unconstrained Bond Fund
Institutional Class
03/31/2014	$11.55	$0.18	$(0.42)	$(0.24)	$(0.09)	$(0.04)	(0.01)	$(0.14)
03/31/2013	11.04	0.30	0.57	0.87	(0.35)	(0.01)	0.00	(0.36)
03/31/2012	11.17	0.37	(0.23)	0.14	(0.27)	0.00	0.00	(0.27)
03/31/2011	11.01	0.31	0.13	0.44	(0.26)	(0.02)	0.00	(0.28)
03/31/2010	10.17	0.39	1.07	1.46	(0.37)	(0.25)	0.00	(0.62)
Class P
03/31/2014	11.55	0.17	(0.42)	(0.25)	(0.08)	(0.04)	(0.01)	(0.13)
03/31/2013	11.04	0.29	0.57	0.86	(0.34)	(0.01)	0.00	(0.35)
03/31/2012	11.17	0.36	(0.23)	0.13	(0.26)	0.00	0.00	(0.26)
03/31/2011	11.01	0.30	0.13	0.43	(0.25)	(0.02)	0.00	(0.27)
03/31/2010	10.17	0.37	1.08	1.45	(0.36)	(0.25)	0.00	(0.61)
Administrative Class
06/07/2013 - 03/31/2014	11.46	0.10	(0.30)	(0.20)	(0.04)	(0.04)	(0.01)	(0.09)

Please see footnotes on page 32.

30	PIMCO BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$10.29	(1.30)%	$53,896	0.75%		0.75%		0.75%		0.75%		1.64%		353%
10.65	5.97	69,577	0.75		0.75		0.75		0.75		2.00		374
10.70	5.68	84,512	0.75		0.75		0.75		0.75		2.30		647
10.37	6.13	102,227	0.75		0.75		0.75		0.75		1.91		563
10.59	14.71	89,389	0.78		0.78		0.75		0.75		3.83		502

$9.46	(1.29)%	$2,989,171	0.50%		0.50%		0.50%		0.50%		1.73%		316%
9.88	7.19	3,853,810	0.50		0.50		0.50		0.50		2.34		376
9.76	4.81	3,582,497	0.50		0.50		0.50		0.50		2.78		522
9.64	7.40	3,147,867	0.50		0.50		0.50		0.50		2.73		377
9.78	17.37	2,995,293	0.53		0.53		0.50		0.50		4.19		459

9.46	(1.39)	113,883	0.60		0.60		0.60		0.60		1.61		316
9.88	7.08	111,523	0.60		0.60		0.60		0.60		2.20		376
9.76	4.71	66,045	0.60		0.60		0.60		0.60		2.68		522
9.64	7.29	54,539	0.60		0.60		0.60		0.60		2.69		377
9.78	17.24	3,849	0.60		0.60		0.60		0.60		2.78		459

9.46	(1.54)	113,748	0.75		0.75		0.75		0.75		1.47		316
9.88	6.93	119,239	0.75		0.75		0.75		0.75		2.09		376
9.76	4.55	101,645	0.75		0.75		0.75		0.75		2.53		522
9.64	7.14	101,711	0.75		0.75		0.75		0.75		2.51		377
9.78	17.08	72,002	0.78		0.78		0.75		0.75		3.77		459

$10.52	(1.49)%	$1,288,744	0.50%		0.50%		0.50%		0.50%		1.40%		422%
10.90	8.03	864,590	0.50		0.50		0.50		0.50		1.95		540
10.67	8.27	698,774	0.50	*	0.51	*	0.50	*	0.51	*	2.16	*	771

10.52	(1.59)	227	0.60		0.60		0.60		0.60		1.37		422
10.90	7.93	394	0.60		0.60		0.60		0.60		1.95		540
10.67	8.18	4,969	0.60	*	0.61	*	0.60	*	0.61	*	2.54	*	771

10.52	(1.83)	22,889	0.85		0.85		0.85		0.85		1.07		422
10.90	7.66	21,829	0.85		0.85		0.85		0.85		1.50		540
10.67	7.98	2,184	0.85	*	0.86	*	0.85	*	0.86	*	1.94	*	771

10.52	(2.54)	5,520	1.60		1.60		1.60		1.60		0.33		422
10.90	4.33	4,095	1.60	*	1.60	*	1.60	*	1.60	*	0.69	*	540

$11.17	(2.08)%	$17,451,412	0.90%		0.90%		0.90%		0.90%		1.59%		728%
11.55	8.00	16,836,479	0.91		0.91		0.90		0.90		2.65		786
11.04	1.31	8,959,702	0.91		0.91		0.90		0.90		3.35		1,001
11.17	4.08	9,222,128	0.98		0.98		0.90		0.90		2.79		1,240
11.01	14.62	2,711,977	0.90		0.90		0.90		0.90		3.59		1,039

11.17	(2.18)	3,192,193	1.00		1.00		1.00		1.00		1.49		728
11.55	7.89	2,891,666	1.01		1.01		1.00		1.00		2.51		786
11.04	1.21	1,167,332	1.01		1.01		1.00		1.00		3.25		1,001
11.17	3.98	1,420,955	1.08		1.08		1.00		1.00		2.70		1,240
11.01	14.52	340,363	1.00		1.00		1.00		1.00		3.37		1,039

11.17	(1.71)	2,610	1.15	*	1.15	*	1.15	*	1.15	*	1.07	*	728

Please see footnotes on page 32.

ANNUAL REPORT	MARCH 31, 2014	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital		Total Distributions

PIMCO Unconstrained Bond Fund (Cont.)
Class D
03/31/2014	$11.55	$0.14	$(0.43)	$(0.29)	$(0.04)	$(0.04)	$(0.01)		$(0.09)
03/31/2013	11.04	0.27	0.56	0.83	(0.31)	(0.01)	0.00		(0.32)
03/31/2012	11.17	0.32	(0.22)	0.10	(0.23)	0.00	0.00		(0.23)
03/31/2011	11.01	0.27	0.13	0.40	(0.22)	(0.02)	0.00		(0.24)
03/31/2010	10.17	0.34	1.07	1.41	(0.32)	(0.25)	0.00		(0.57)
Class A
03/31/2014	11.55	0.14	(0.43)	(0.29)	(0.04)	(0.04)	(0.01)		(0.09)
03/31/2013	11.04	0.27	0.56	0.83	(0.31)	(0.01)	0.00		(0.32)
03/31/2012	11.17	0.33	(0.23)	0.10	(0.23)	0.00	0.00		(0.23)
03/31/2011	11.01	0.27	0.13	0.40	(0.22)	(0.02)	0.00		(0.24)
03/31/2010	10.17	0.34	1.07	1.41	(0.32)	(0.25)	0.00		(0.57)
Class C
03/31/2014	11.55	0.06	(0.43)	(0.37)	(0.00)^	(0.04)	(0.00	)^	(0.04)
03/31/2013	11.04	0.20	0.55	0.75	(0.23)	(0.01)	0.00		(0.24)
03/31/2012	11.17	0.25	(0.23)	0.02	(0.15)	0.00	0.00		(0.15)
03/31/2011	11.01	0.18	0.13	0.31	(0.13)	(0.02)	0.00		(0.15)
03/31/2010	10.17	0.26	1.07	1.33	(0.24)	(0.25)	0.00		(0.49)
Class R
03/31/2014	11.55	0.11	(0.43)	(0.32)	(0.01)	(0.04)	(0.00	)^	(0.05)
03/31/2013	11.04	0.24	0.56	0.80	(0.28)	(0.01)	0.00		(0.29)
03/31/2012	11.17	0.30	(0.23)	0.07	(0.20)	0.00	0.00		(0.20)
03/31/2011	11.01	0.24	0.13	0.37	(0.19)	(0.02)	0.00		(0.21)
03/31/2010	10.17	0.33	1.06	1.39	(0.30)	(0.25)	0.00		(0.55)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

32	PIMCO BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$11.17	(2.47)%	$1,271,098	1.30%	1.30%	1.30%	1.30%	1.20%	728%
11.55	7.57	1,488,822	1.31	1.31	1.30	1.30	2.32	786
11.04	0.90	1,141,138	1.31	1.31	1.30	1.30	2.95	1,001
11.17	3.66	1,367,527	1.38	1.38	1.30	1.30	2.41	1,240
11.01	14.17	767,372	1.30	1.30	1.30	1.30	3.15	1,039

11.17	(2.47)	1,507,660	1.30	1.30	1.30	1.30	1.21	728
11.55	7.57	1,958,198	1.31	1.31	1.30	1.30	2.35	786
11.04	0.90	1,802,378	1.31	1.31	1.30	1.30	2.95	1,001
11.17	3.66	2,666,336	1.38	1.38	1.30	1.30	2.39	1,240
11.01	14.16	1,152,457	1.30	1.30	1.30	1.30	3.14	1,039

11.14	(3.18)	931,200	1.95	2.05	1.95	2.05	0.56	728
11.55	6.89	1,084,967	1.95	2.06	1.94	2.05	1.71	786
11.04	0.19	1,004,843	2.02	2.06	2.01	2.05	2.24	1,001
11.17	2.89	1,257,972	2.13	2.13	2.05	2.05	1.64	1,240
11.01	13.31	485,355	2.05	2.05	2.05	2.05	2.34	1,039

11.18	(2.73)	14,897	1.55	1.55	1.55	1.55	0.95	728
11.55	7.30	15,856	1.56	1.56	1.55	1.55	2.13	786
11.04	0.65	15,687	1.56	1.56	1.55	1.55	2.69	1,001
11.17	3.41	37,398	1.63	1.63	1.55	1.55	2.16	1,240
11.01	13.88	4,531	1.55	1.55	1.55	1.55	3.04	1,039

ANNUAL REPORT	MARCH 31, 2014	33

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Investment Grade Corporate Bond Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Assets:
Investments, at value
Investments in securities*	$287,512	$1,345,965	$5,499,313	$4,889,694	$874,508
Investments in Affiliates	8,270	295,715	13,005	247,973	27,769
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	2,172	232	51
Over the counter	73	22	47,938	3,830	0
Cash	0	0	361	0	1
Deposits with counterparty	49	0	26,706	142	526
Foreign currency, at value	7	0	8,768	480	0
Receivable for investments sold	985	475,222	85,102	37,166	25,831
Receivable for Fund shares sold	36	700	4,455	2,692	1,668
Interest and dividends receivable	296	2,745	56,007	47,242	6,904
Dividends receivable from Affiliates	1	46	0	29	3
Other assets	0	0	18	4	0
	297,229	2,120,415	5,743,845	5,229,484	937,261

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$15,377	$264,857	$66,284
Payable for sale-buyback transactions	19,764	0	219,725	161,393	18,349
Payable for short sales	0	329,101	0	19,759	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	11	0	1,937	13	35
Over the counter	124	56	32,037	1,748	23
Payable for investments purchased	0	831,587	85,615	37,151	0
Payable for investments in Affiliates purchased	1	46	0	29	3
Payable for investments purchased on a delayed-delivery basis	0	0	8,280	13,943	0
Deposits from counterparty	0	4,075	14,976	5,472	280
Payable for Fund shares redeemed	63	2,190	19,790	6,127	890
Dividends payable	30	105	1,879	593	165
Overdraft due to custodian	1	3	0	3	0
Accrued investment advisory fees	54	191	1,079	920	150
Accrued supervisory and administrative fees	56	267	1,364	921	189
Accrued distribution fees	0	109	489	0	26
Accrued servicing fees	0	96	343	0	40
Reimbursement to PIMCO	0	0	0	0	0
Other liabilities	0	0	5	0	0
	20,104	1,167,826	402,896	512,929	86,434

Net Assets	$277,125	$952,589	$5,340,949	$4,716,555	$850,827

Net Assets Consist of:
Paid in capital	$316,233	$1,008,606	$5,146,968	$4,581,805	$1,066,743
Undistributed (overdistributed) net investment income	(97)	(142)	(26,620)	6,632	5,329
Accumulated undistributed net realized (loss)	(41,284)	(48,144)	(24,637)	(122,649)	(210,226)
Net unrealized appreciation (depreciation)	2,273	(7,731)	245,238	250,767	(11,019)
	$277,125	$952,589	$5,340,949	$4,716,555	$850,827

Cost of Investments in Securities	$285,330	$1,353,861	$5,277,428	$4,643,851	$885,502
Cost of Investments in Affiliates	$8,271	$295,705	$13,005	$247,959	$27,768
Cost of Foreign Currency Held	$7	$0	$8,746	$473	$0
Proceeds Received on Short Sales	$0	$329,107	$0	$19,759	$0
Cost or Premiums of Financial Derivative Instruments, net	$(191)	$(165)	$(10,703)	$(932)	$(217)

* Includes repurchase agreements of:	$399	$2,520	$11,493	$1,211	$647

34	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Total Return Fund IV	PIMCO Unconstrained Bond Fund

$2,048,833	$376,582	$1,503,947	$2,803,230	$3,192,556	$1,195,410	$16,446,457
565,374	2,251	5,354	123	247,985	238,063	7,902,020

1,653	0	107	2,612	2,925	881	24,522
5,161	22	234	559	4,544	835	147,671
5	1	1,005	4	0	199	17,249
5,559	0	1,435	26,737	24,838	7,545	226,521
765	0	3	0	5,384	1,373	13,202
83,905	260,939	680,203	349,739	284,071	110,187	177,314
494	96	1,093	2,691	4,572	7,233	114,902
10,673	813	5,703	12,284	15,672	5,836	108,135
123	1	5	9	55	45	1,175
0	0	74	0	0	0	0
2,722,545	640,705	2,199,163	3,197,988	3,782,602	1,567,607	25,179,168

$0	$0	$0	$0	$0	$0	$0
0	0	287,540	55,830	9,506	33,660	0
3,233	79,188	266,628	10,032	0	0	0

0	0	107	68	122	17	50,223
4,639	9	2,142	1,705	5,972	578	218,500
248,543	296,869	462,765	468,600	541,398	213,929	382,374
123	1	5	9	55	45	1,175
0	0	4,034	0	0	0	0
3,130	715	380	1,270	4,715	400	89,788
14,864	310	812	2,080	2,394	1,069	43,383
317	25	165	205	280	1	2,753
0	0	0	0	24	0	0
493	53	322	544	651	258	11,905
415	66	238	545	660	261	6,665
0	26	10	11	23	3	827
0	11	5	0	0	6	505
0	0	37	0	0	0	0
0	0	0	0	0	0	0
275,757	377,273	1,025,190	540,899	565,800	250,227	808,098

$2,446,788	$263,432	$1,173,973	$2,657,089	$3,216,802	$1,317,380	$24,371,070

$2,405,529	$277,707	$1,162,018	$2,603,816	$3,203,664	$1,319,814	$24,647,345
(12,437)	(23)	(3,125)	7,979	(4,770)	(4,558)	(318,036)
(946)	(16,214)	(9,605)	(17,815)	(17,592)	(7,355)	(674,743)
54,642	1,962	24,685	63,109	35,500	9,479	716,504
$2,446,788	$263,432	$1,173,973	$2,657,089	$3,216,802	$1,317,380	$24,371,070

$1,997,512	$374,739	$1,479,726	$2,754,466	$3,162,263	$1,187,839	$15,815,570
$565,435	$2,251	$5,354	$123	$247,966	$238,041	$7,901,866
$763	$0	$3	$0	$5,360	$1,365	$13,155
$3,231	$79,188	$266,682	$10,027	$0	$0	$0
$(96)	$(71)	$(3,239)	$(4,592)	$(6,446)	$(177)	$(184,251)

$3,927	$2,405	$4,779	$6,067	$6,425	$35,660	$473,800

ANNUAL REPORT	MARCH 31, 2014	35

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Investment Grade Corporate Bond Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Net Assets:
Institutional Class	$249,671	$302,964	$2,744,578	$4,704,179	$523,326
Class P	27,454	53,095	283,484	12,376	73,906
Administrative Class	NA	NA	139,977	NA	51,473
Class D	NA	121,340	471,329	NA	NA
Class A	NA	334,991	1,094,356	NA	175,700
Class B	NA	2,966	NA	NA	557
Class C	NA	137,233	607,225	NA	25,865
Class R	NA	NA	NA	NA	NA

Shares Issued and Outstanding:
Institutional Class	36,908	27,251	262,334	424,901	53,458
Class P	4,059	4,775	27,096	1,118	7,550
Administrative Class	NA	NA	13,379	NA	5,258
Class D	NA	10,914	45,051	NA	NA
Class A	NA	30,132	104,601	NA	17,948
Class B	NA	267	NA	NA	57
Class C	NA	12,344	58,040	NA	2,642
Class R	NA	NA	NA	NA	NA

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$6.76	$11.12	$10.46	$11.07	$9.79
Class P	6.76	11.12	10.46	11.07	9.79
Administrative Class	NA	NA	10.46	NA	9.79
Class D	NA	11.12	10.46	NA	NA
Class A	NA	11.12	10.46	NA	9.79
Class B	NA	11.12	NA	NA	9.79
Class C	NA	11.12	10.46	NA	9.79
Class R	NA	NA	NA	NA	NA

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

36	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Total Return Fund IV	PIMCO Unconstrained Bond Fund

$2,433,490	$111,544	$1,104,355	$2,591,315	$2,989,171	$1,288,744	$17,451,412
13,298	8,679	11,550	11,878	113,883	227	3,192,193
NA	35,186	NA	53,896	113,748	NA	2,610
NA	55,106	34,083	NA	NA	NA	1,271,098
NA	38,798	19,063	NA	NA	22,889	1,507,660
NA	337	NA	NA	NA	NA	NA
NA	13,782	4,922	NA	NA	5,520	931,200
NA	NA	NA	NA	NA	NA	14,897

229,001	10,839	99,843	251,918	315,908	122,554	1,562,901
1,251	843	1,044	1,155	12,036	22	285,887
NA	3,419	NA	5,239	12,021	NA	234
NA	5,355	3,082	NA	NA	NA	113,834
NA	3,770	1,724	NA	NA	2,177	135,021
NA	33	NA	NA	NA	NA	NA
NA	1,339	445	NA	NA	525	83,557
NA	NA	NA	NA	NA	NA	1,333

$10.63	$10.29	$11.06	$10.29	$9.46	$10.52	$11.17
10.63	10.29	11.06	10.29	9.46	10.52	11.17
NA	10.29	NA	10.29	9.46	NA	11.17
NA	10.29	11.06	NA	NA	NA	11.17
NA	10.29	11.06	NA	NA	10.52	11.17
NA	10.29	NA	NA	NA	NA	NA
NA	10.29	11.06	NA	NA	10.52	11.14
NA	NA	NA	NA	NA	NA	11.18

ANNUAL REPORT	MARCH 31, 2014	37

Statements of Operations

Year Ended March 31, 2014
(Amounts in thousands)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Investment Grade Corporate Bond Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Investment Income:
Interest	$9,178	$25,293	$305,710	$252,039	$46,486
Dividends	0	0	3,435	569	0
Dividends from Investments in Affiliates	25	293	221	668	149
Miscellaneous income	0	0	2	0	0
Total Income	9,203	25,586	309,368	253,276	46,635

Expenses:
Investment advisory fees	616	3,063	19,250	13,688	3,096
Supervisory and administrative fees	634	4,321	23,970	13,706	3,710
Distribution and/or servicing fees - Administrative Class	0	0	462	0	143
Distribution and/or servicing fees - Class D	0	393	1,657	0	0
Distribution fees - Class B	0	39	0	0	9
Distribution fees - Class C	0	1,418	5,993	0	314
Distribution fees - Class R	0	0	0	0	0
Servicing fees - Class A	0	1,082	3,544	0	452
Servicing fees - Class B	0	13	0	0	3
Servicing fees - Class C	0	473	1,998	0	105
Servicing fees - Class R	0	0	0	0	0
Trustee fees	1	3	14	12	2
Interest expense	28	12	384	607	130
Miscellaneous expense	0	28	0	0	0
Total Expenses	1,279	10,845	57,272	28,013	7,964
Waiver and/or Reimbursement by PIMCO	0	0	0	0	0
Net Expenses	1,279	10,845	57,272	28,013	7,964

Net Investment Income	7,924	14,741	252,096	225,263	38,671

Net Realized Gain (Loss):
Investments in securities	(30,398)	(16,785)	2,584	(65,089)	(173,066)
Investments in Affiliates	4	(53)	(72)	(58)	(2)
Exchange-traded or centrally cleared financial derivative instruments	(369)	12	(28,484)	(16,093)	(5,848)
Over the counter financial derivative instruments	173	1,264	4,797	10,193	2,662
Foreign currency	0	0	(2,698)	976	0
Net Realized Gain (Loss)	(30,590)	(15,562)	(23,873)	(70,071)	(176,254)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	3,045	(24,285)	(357,691)	(348,526)	(2,783)
Investments in Affiliates	(7)	4	(14)	0	(8)
Exchange-traded or centrally cleared financial derivative instruments	(48)	0	6,189	1,863	(220)
Over the counter financial derivative instruments	(6)	34	(73,924)	(596)	(363)
Foreign currency assets and liabilities	0	0	(404)	57	0
Net Change in Unrealized Appreciation (Depreciation)	2,984	(24,247)	(425,844)	(347,202)	(3,374)
Net Gain (Loss)	(27,606)	(39,809)	(449,717)	(417,273)	(179,628)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(19,682)	$(25,068)	$(197,621)	$(192,010)	$(140,957)

38	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Total Return Fund IV	PIMCO Unconstrained Bond Fund

$49,078	$6,459	$31,962	$65,046	$78,164	$20,101	$666,676
749	0	0	2,484	2,018	0	1,091
2,025	165	106	801	1,462	649	10,690
0	0	0	0	0	0	0
51,852	6,624	32,068	68,331	81,644	20,750	678,457

6,407	908	2,682	7,143	9,161	2,731	162,995
5,403	1,132	1,999	7,157	9,275	2,759	91,716
0	93	0	148	291	0	1
0	163	89	0	0	0	3,675
0	4	0	0	0	0	0
0	131	26	0	0	42	8,091
0	0	0	0	0	0	41
0	135	27	0	0	56	4,847
0	1	0	0	0	0	0
0	44	9	0	0	14	2,697
0	0	0	0	0	0	41
7	1	3	7	9	3	66
6	2	67	27	20	6	260
0	0	34	0	0	0	780
11,823	2,614	4,936	14,482	18,756	5,611	275,210
0	0	0	0	0	(1)	(1,122)
11,823	2,614	4,936	14,482	18,756	5,610	274,088

40,029	4,010	27,132	53,849	62,888	15,140	404,369

1,636	(9,510)	(256)	(8,571)	(4,829)	(3,685)	(321,847)
(112)	(47)	2	(52)	(68)	(89)	(2,371)
(4,890)	4	(3,932)	(5,724)	(5,585)	(837)	(456,117)
(3,349)	546	(3,621)	8,812	17,383	(5,802)	(256,524)
(359)	0	(78)	0	106	125	19,731
(7,074)	(9,007)	(7,885)	(5,535)	7,007	(10,288)	(1,017,128)

(36,201)	1,458	16,142	(89,314)	(117,285)	(16,823)	(342,879)
(69)	45	(2)	(9)	18	19	145
2,533	0	(981)	10,693	1,531	1,293	258,077
3,776	(13)	762	(3,715)	(10,923)	(682)	72,366
(757)	0	(22)	0	58	45	(4,602)
(30,718)	1,490	15,899	(82,345)	(126,601)	(16,148)	(16,893)
(37,792)	(7,517)	8,014	(87,880)	(119,594)	(26,436)	(1,034,021)

$2,237	$(3,507)	$35,146	$(34,031)	$(56,706)	$(11,296)	$(629,652)

ANNUAL REPORT	MARCH 31, 2014	39

Statements of Changes in Net Assets

	PIMCO Extended Duration Fund		PIMCO GNMA Fund		PIMCO Investment Grade Corporate Bond Fund		PIMCO Long Duration Total Return Fund

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$7,924	$9,315	$14,741	$15,989	$252,096	$303,254	$225,263	$236,495
Net realized gain (loss)	(30,590)	36,490	(15,562)	27,474	(23,873)	343,275	(70,071)	210,661
Net change in unrealized appreciation (depreciation)	2,984	(3,948)	(24,247)	475	(425,844)	304,243	(347,202)	130,296
Net increase (decrease) resulting from operations	(19,682)	41,857	(25,068)	43,938	(197,621)	950,772	(192,010)	577,452

Distributions to Shareholders:
From net investment income
Institutional Class	(4,824)	(7,961)	(11,070)	(18,102)	(116,434)	(237,262)	(215,851)	(222,205)
Class P	(346)	(1,009)	(2,450)	(3,394)	(10,612)	(23,173)	(694)	(639)
Administrative Class	0	0	0	0	(4,630)	(9,477)	0	0
Class D	0	0	(4,229)	(6,670)	(15,570)	(35,877)	0	0
Class A	0	0	(11,662)	(16,378)	(33,160)	(67,539)	0	0
Class B	0	0	(102)	(151)	0	0	0	0
Class C	0	0	(3,684)	(5,044)	(12,710)	(30,960)	0	0
From net realized capital gains
Institutional Class	(8,568)	(78,969)	(412)	(9,829)	(84,558)	(108,940)	(51,369)	(238,255)
Class P	(528)	(4,124)	(95)	(2,124)	(8,960)	(11,291)	(195)	(796)
Administrative Class	0	0	0	0	(4,362)	(4,504)	0	0
Class D	0	0	(176)	(4,436)	(15,114)	(19,312)	0	0
Class A	0	0	(498)	(10,621)	(35,547)	(34,318)	0	0
Class B	0	0	(5)	(135)	0	0	0	0
Class C	0	0	(213)	(4,829)	(19,675)	(19,091)	0	0
Tax basis return of capital
Institutional Class	(2,416)	0	(144)	0	(36,088)	0	0	0
Class P	(182)	0	(33)	0	(3,417)	0	0	0
Administrative Class	0	0	0	0	(1,578)	0	0	0
Class D	0	0	(63)	0	(5,647)	0	0	0
Class A	0	0	(173)	0	(12,092)	0	0	0
Class B	0	0	(2)	0	0	0	0	0
Class C	0	0	(76)	0	(6,816)	0	0	0

Total Distributions	(16,864)	(92,063)	(35,087)	(81,713)	(426,970)	(601,744)	(268,109)	(461,895)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	46,033	(61,215)	(670,734)	(356,542)	(4,957,315)	3,134,252	(1,513,689)	746,177

Total Increase (Decrease) in Net Assets	9,487	(111,421)	(730,889)	(394,317)	(5,581,906)	3,483,280	(1,973,808)	861,734

Net Assets:
Beginning of year or period	267,638	379,059	1,683,478	2,077,795	10,922,855	7,439,575	6,690,363	5,828,629
End of year or period*	$277,125	$267,638	$952,589	$1,683,478	$5,340,949	$10,922,855	$4,716,555	$6,690,363

* Including undistributed (overdistributed) net investment income of:	$(97)	$1,135	$(142)	$159	$(26,620)	$2,534	$6,632	$(3,161)

**	See Note 12 in the Notes to Financial Statements.

40	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Long-Term U.S. Government Fund		PIMCO Moderate Duration Fund		PIMCO Mortgage-Backed Securities Fund		PIMCO Mortgage Opportunities Fund		PIMCO Total Return Fund II

Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Period from October 22, 2012 to March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

$38,671	$42,184	$40,029	$54,909	$4,010	$4,079	$27,132	$3,041	$53,849	$69,209
(176,254)	96,751	(7,074)	96,173	(9,007)	9,258	(7,885)	723	(5,535)	148,735
(3,374)	(29,118)	(30,718)	23,597	1,490	6,018	15,899	8,786	(82,345)	(27,916)
(140,957)	109,817	2,237	174,679	(3,507)	19,355	35,146	12,550	(34,031)	190,028

(29,148)	(27,376)	(47,937)	(76,930)	(3,960)	(8,407)	(28,678)	(3,370)	(53,034)	(72,202)
(1,354)	(4,321)	(409)	(1,052)	(390)	(1,138)	(297)	(72)	(257)	(407)
(1,506)	(1,916)	0	0	(802)	(1,729)	0	0	(983)	(1,711)
0	0	0	0	(1,277)	(2,853)	(1,293)	(187)	0	0
(4,585)	(5,333)	0	0	(1,042)	(2,425)	(394)	(31)	0	0
(21)	(51)	0	0	(6)	(23)	0	0	0	0
(718)	(1,019)	0	0	(212)	(565)	(100)	(6)	0	0

(9,614)	(88,976)	(20,506)	(59,762)	(598)	(2,747)	(1,231)	0	(13,216)	(117,620)
(1,162)	(3,087)	(115)	(880)	(64)	(369)	(7)	0	(65)	(750)
(983)	(6,383)	0	0	(158)	(567)	0	0	(271)	(2,873)
0	0	0	0	(245)	(999)	(52)	0	0	0
(3,029)	(16,922)	0	0	(201)	(845)	(17)	0	0	0
(13)	(216)	0	0	(2)	(11)	0	0	0	0
(546)	(5,076)	0	0	(68)	(266)	(5)	0	0	0

0	0	0	0	(249)	0	0	0	0	0
0	0	0	0	(26)	0	0	0	0	0
0	0	0	0	(55)	0	0	0	0	0
0	0	0	0	(95)	0	0	0	0	0
0	0	0	0	(78)	0	0	0	0	0
0	0	0	0	(1)	0	0	0	0	0
0	0	0	0	(25)	0	0	0	0	0

(52,679)	(160,676)	(68,967)	(138,624)	(9,554)	(22,944)	(32,074)	(3,666)	(67,826)	(195,563)

(887,785)	399,886	(184,376)	120,027	(241,767)	(12,661)	783,006	379,011	(353,882)	(311,862)

(1,081,421)	349,027	(251,106)	156,082	(254,828)	(16,250)	786,078	387,895	(455,739)	(317,397)

1,932,248	1,583,221	2,697,894	2,541,812	518,260	534,510	387,895	0	3,112,828	3,430,225
$850,827	$1,932,248	$2,446,788	$2,697,894	$263,432	$518,260	$1,173,973	$387,895	$2,657,089	$3,112,828

$5,329	$3,518	$(12,437)	$2,499	$(7)	$(38)	$(3,125)	$1,242	$7,979	$(130)

ANNUAL REPORT	MARCH 31, 2014	41

Statements of Changes in Net Assets (Cont.)

	PIMCO Total Return Fund III		PIMCO Total Return Fund IV		PIMCO Unconstrained Bond Fund

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$62,888	$91,761	$15,140	$15,049	$404,369	$427,672
Net realized gain (loss)	7,007	141,325	(10,288)	29,572	(1,017,128)	252,110
Net change in unrealized appreciation (depreciation)	(126,601)	35,300	(16,148)	13,972	(16,893)	486,879
Net increase (decrease) resulting from operations	(56,706)	268,386	(11,296)	58,593	(629,652)	1,166,661

Distributions to Shareholders:
From net investment income
Institutional Class	(67,484)	(126,104)	(14,088)	(21,700)	(140,483)	(363,333)
Class P	(2,090)	(3,060)	(3)	(128)	(22,389)	(49,191)
Administrative Class	(1,978)	(3,648)	0	0	(4)	0
Class D	0	0	0	0	(5,758)	(34,631)
Class A	0	0	(224)	(277)	(7,558)	(46,834)
Class C	0	0	(15)	(34)	(9)	(20,517)
Class R	0	0	0	0	(15)	(366)
From net realized capital gains
Institutional Class	(35,727)	(86,732)	(8,065)	(21,114)	(75,275)	(14,630)
Class P	(1,262)	(2,374)	(1)	(146)	(13,510)	(2,015)
Administrative Class	(1,266)	(2,708)	0	0	(1)	0
Class D	0	0	0	0	(5,543)	(1,564)
Class A	0	0	(155)	(337)	(7,290)	(2,070)
Class C	0	0	(38)	(67)	(4,048)	(1,193)
Class R	0	0	0	0	(63)	(18)
Tax basis return of capital
Institutional Class	0	0	0	0	(21,874)	0
Class P	0	0	0	0	(3,478)	0
Administrative Class	0	0	0	0	(1)	0
Class D	0	0	0	0	(894)	0
Class A	0	0	0	0	(1,173)	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	(2)	0
Class R	0	0	0	0	(2)	0

Total Distributions	(109,807)	(224,626)	(22,589)	(43,803)	(309,370)	(536,362)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(701,257)	290,625	460,357	170,191	1,034,104	9,554,609

Total Increase (Decrease) in Net Assets	(867,770)	334,385	426,472	184,981	95,082	10,184,908

Net Assets:
Beginning of year	4,084,572	3,750,187	890,908	705,927	24,275,988	14,091,080
End of year*	$3,216,802	$4,084,572	$1,317,380	$890,908	$24,371,070	$24,275,988

* Including undistributed (overdistributed) net investment income of:	$(4,770)	$(14,777)	$(4,542)	$(2,330)	$(318,335)	$(44,303)

**	See Note 12 in the Notes to Financial Statements.

42	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Extended Duration Fund

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.7%

CORPORATE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%
Georgia-Pacific LLC
7.750% due 11/15/2029	$30	$40

Total Corporate Bonds & Notes (Cost $29)		40

MUNICIPAL BONDS & NOTES 0.2%

NEVADA 0.1%
Clark County, Nevada School District General Obligation Bonds, (AGM Insured), Series 2005
5.000% due 06/15/2020	300	324

OHIO 0.1%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	100	81

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	95	75

Total Municipal Bonds & Notes (Cost $489)		480

U.S. GOVERNMENT AGENCIES 8.0%
Fannie Mae
0.000% due 11/15/2030 (e)	400	201
3.765% due 12/01/2025	2,000	2,091
4.000% due 02/25/2019	53	55
5.000% due 08/25/2033	51	57
5.500% due 04/25/2033 - 08/25/2035	91	97
6.000% due 12/25/2034	175	192
Financing Corp.
0.000% due 09/26/2019	200	176
Freddie Mac
0.000% due 03/15/2028 - 07/15/2031	17,709	9,590
5.500% due 02/15/2024	52	55
6.000% due 06/15/2035	282	328
Ginnie Mae
5.500% due 10/20/2037	142	165
Israel Government AID Bond
0.000% due 02/15/2023 - 05/15/2023	5,100	3,842

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 09/18/2023 - 12/04/2023	$1,000	$1,187
NCUA Guaranteed Notes
0.526% due 11/06/2017	801	803
Resolution Funding Corp. Strips
0.000% due 04/15/2028 - 04/15/2029	3,191	1,878
Small Business Administration
5.290% due 12/01/2027	265	289
Tennessee Valley Authority
4.625% due 09/15/2060	1,300	1,278

Total U.S. Government Agencies (Cost $21,669)		22,284

U.S. TREASURY OBLIGATIONS 94.6%
U.S. Treasury Bonds
2.750% due 11/15/2042 (e)(g)	300	256
3.125% due 11/15/2041 (c)	7,100	6,582
3.125% due 02/15/2043 (g)	550	506
4.375% due 05/15/2041	500	578
U.S. Treasury Inflation Protected Securities (a)
1.375% due 02/15/2044	2,007	2,052
U.S. Treasury Notes
2.750% due 11/15/2023 (c)	12,500	12,559
U.S. Treasury Strips
0.000% due 05/15/2033	14,200	7,153
0.000% due 02/15/2036	22,600	10,435
0.000% due 05/15/2036	25,000	11,161
0.000% due 11/15/2039	63,000	24,841
0.000% due 08/15/2040	49,200	18,780
0.000% due 11/15/2041	10,000	3,609
0.000% due 02/15/2042	175,000	62,422
0.000% due 08/15/2042	122,900	42,831
0.000% due 11/15/2042	150,600	51,869
0.000% due 11/15/2043	19,500	6,449

Total U.S. Treasury Obligations (Cost $260,652)		262,083

MORTGAGE-BACKED SECURITIES 0.7%
Countrywide Home Loan Mortgage Pass-Through Trust
2.672% due 09/25/2047 ^	567	481
Credit Suisse First Boston Mortgage Securities Corp.
2.312% due 07/25/2033	2	2
JPMorgan Mortgage Trust
2.663% due 07/25/2035	263	268
WaMu Mortgage Pass-Through Certificates
0.859% due 01/25/2047	5	4
2.284% due 10/25/2046	12	11

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043		$1,100	$1,187

Total Mortgage-Backed Securities (Cost $1,787)			1,953

ASSET-BACKED SECURITIES 0.0%
Bear Stearns Asset-Backed Securities Trust
2.930% due 07/25/2036		8	8

Total Asset-Backed Securities (Cost $8)			8

SOVEREIGN ISSUES 0.1%
Canada Housing Trust
2.400% due 12/15/2022	CAD	300	265

Total Sovereign Issues (Cost $297)			265

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
			399

Total Short-Term Instruments (Cost $399)			399

Total Investments in Securities (Cost $285,330)			287,512

		SHARES
INVESTMENTS IN AFFILIATES 3.0%

SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%
PIMCO Short-Term Floating NAV Portfolio		826,629	8,270

Total Short-Term Instruments (Cost $8,271)			8,270

Total Investments in Affiliates (Cost $8,271)			8,270

Total Investments 106.7% (Cost $293,601)			$295,782

Financial Derivative Instruments (d)(f) 0.0% (Cost or Premiums, net $(191))			(62)

Other Assets and Liabilities, net (6.7%)			(18,595)

Net Assets 100.0%			$277,125

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$399	Fannie Mae 2.260% due 10/17/2022	$(409)	$399	$399

Total Repurchase Agreements						$(409)	$399	$399

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	43

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
FOB	0.160%	03/19/2014	04/09/2014	$(1,114)	$(1,115)
GSC	0.070%	03/17/2014	04/16/2014	(10,611)	(10,622)
	0.080%	03/24/2014	04/07/2014	(2,632)	(2,633)
	0.130%	03/04/2014	04/07/2014	(468)	(469)
	0.130%	03/10/2014	04/10/2014	(4,921)	(4,925)

Total Sale-Buyback Transactions					$(19,764)

(2)

As of March 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2014 was $21,683 at a weighted average interest rate of 0.126%.

(3)	Payable for sale-buyback transactions includes $18 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(c)	Securities with an aggregate market value of $19,643 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$399	$0	$0	$0	$399	$(409)	$(10)

Master Securities Forward Transaction Agreement
FOB	0	0	(1,115)	0	(1,115)	1,112	(3)
GSC	0	0	(18,649)	0	(18,649)	18,530	(119)

Total Borrowings and Other Financing Transactions	$399	$0	$(19,764)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond June Futures	Long	06/2014	23	$27	$0	$(7)

Total Futures Contracts				$27	$0	$(7)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.400%	09/05/2023	$3,200	$(97)	$(74)	$0	$(4)

Total Swap Agreements					$(97)	$(74)	$0	$(4)

44	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(e)	Securities with an aggregate market value of $217 and cash of $49 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(7)	$(4)	$(11)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	05/2014		BRL	885	$		388	$1	$0

BRC	05/2014			502			220	1	0

UAG	04/2014			1,453			612	0	(28)
	04/2014	$		597		BRL	1,453	44	0
	05/2014			608			1,453	27	0

Total Forward Foreign Currency Contracts								$73	$(28)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750%	06/16/2014	$	8,300	$(52)	$(36)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050%	06/16/2014		8,300	(108)	(57)

								$(160)	$(93)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$3,400	$(31)	$(3)

Total Written Options						$(191)	$(96)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	0	$28,200	EUR	31,400	$(206)
Sales	182	187,400		0	(630)
Closing Buys	0	(87,900)		0	101
Expirations	(146)	(88,100)		(31,400)	448
Exercised	(36)	(19,600)		0	96

Balance at 03/31/2014	0	$20,000	EUR	0	$(191)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	45

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of March 31, 2014:

(g)	Securities with an aggregate market value of $288 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BPS	$1	$0	$0	$1	$0	$0	$0	$0	$1	$0	$1
BRC	1	0	0	1	0	0	0	0	1	0	1
CBK	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
GLM	0	0	0	0	0	(93)	0	(93)	(93)	288	195
UAG	71	0	0	71	(28)	0	0	(28)	43	0	43

Total Over the Counter	$73	$0	$0	$73	$(28)	$(96)	$0	$(124)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$73	$0	$73

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7
Swap Agreements	0	0	0	0	4	4

	$0	$0	$0	$0	$11	$11

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$28	$0	$28
Written Options	0	0	0	0	96	96

	$0	$0	$0	$28	$96	$124

	$0	$0	$0	$28	$107	$135

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$58	$58
Futures	0	0	0	0	(19)	(19)
Swap Agreements	0	0	0	0	(408)	(408)

	$0	$0	$0	$0	$(369)	$(369)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(276)	$0	$(276)
Written Options	0	0	0	0	396	396
Swap Agreements	0	0	0	0	53	53

	$0	$0	$0	$(276)	$449	$173

	$0	$0	$0	$(276)	$80	$(196)

46	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26	$26
Swap Agreements	0	0	0	0	(74)	(74)

	$0	$0	$0	$0	$(48)	$(48)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$55	$0	$55
Written Options	0	0	0	0	(61)	(61)

	$0	$0	$0	$55	$(61)	$(6)

	$0	$0	$0	$55	$(109)	$(54)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$40	$0	$40
Municipal Bonds & Notes
Nevada	0	324	0	324
Ohio	0	81	0	81
West Virginia	0	75	0	75
U.S. Government Agencies	0	22,284	0	22,284
U.S. Treasury Obligations	0	262,083	0	262,083
Mortgage-Backed Securities	0	1,953	0	1,953
Asset-Backed Securities	0	8	0	8
Sovereign Issues	0	265	0	265
Short-Term Instruments
Repurchase Agreements	0	399	0	399
	$0	$287,512	$0	$287,512

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,270	$0	$0	$8,270

Total Investments	$8,270	$287,512	$0	$295,782

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	73	0	73
	$0	$73	$0	$73

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7)	(4)	0	(11)
Over the counter	0	(121)	(3)	(124)
	$(7)	$(125)	$(3)	$(135)

Totals	$8,263	$287,460	$(3)	$295,720

There were no significant transfers between Level 1, 2 and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	47

Schedule of Investments PIMCO GNMA Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 141.3%

U.S. GOVERNMENT AGENCIES 127.8%
Fannie Mae
2.000% due 07/01/2028 - 12/01/2029	$3,994	$3,889
2.392% due 01/25/2022 (a)	6,496	819
2.500% due 12/01/2029 - 12/01/2044	7,000	6,922
3.000% due 04/01/2029 - 12/01/2044	29,296	28,339
3.000% due 04/25/2043 (a)	9,736	1,732
3.538% due 10/25/2042	758	538
3.573% due 03/25/2039	4,149	3,933
3.765% due 12/01/2025	3,000	3,136
4.000% due 04/01/2029 - 12/01/2044	22,682	23,839
4.009% due 03/01/2018	3	3
4.500% due 06/25/2024 (a)	1,603	128
4.500% due 04/01/2029 - 12/01/2044	15,556	16,734
5.000% due 07/01/2024 - 12/01/2044	7,067	7,702
5.500% due 02/01/2027 - 11/01/2039	1,018	1,129
5.768% due 01/25/2043	4,547	3,437
6.000% due 11/01/2028 - 12/01/2044	22,101	24,652
6.496% due 08/25/2018 (a)	34,191	7,213
Freddie Mac
1.043% due 01/25/2020 (a)	38,115	1,856
1.052% due 11/25/2022 (a)	7,872	555
1.250% due 10/02/2019	4,200	4,029
1.256% due 04/25/2021 (a)	24,540	1,776
1.393% due 11/25/2019 (a)	13,612	867
2.398% due 05/01/2019	2	2
2.575% due 05/01/2031	9	9
3.000% due 07/01/2043	4,925	4,725
4.000% due 11/15/2042 (a)	3,832	687
5.000% due 10/01/2029	143	157
5.500% due 06/01/2035 - 03/01/2041	298	330
7.500% due 08/15/2029 (a)	10	2
11.587% due 10/15/2035	1,734	1,826
11.855% due 05/15/2035	2,034	2,161
15.382% due 05/15/2041	17,301	19,071
Ginnie Mae
0.000% due 12/20/2032 - 01/20/2041 (b)	2,247	1,767
0.000% due 10/16/2042 (a)	7,638	0
0.188% due 01/16/2052 (a)	29,555	690
0.355% due 01/16/2031 - 02/16/2032	767	769
0.364% due 01/16/2044 (a)	18,384	246
0.405% due 08/16/2032	289	289
0.455% due 12/16/2026 - 08/16/2031	258	259
0.494% due 11/16/2051 (a)	26,104	720
0.605% due 11/16/2029	1,029	1,033
0.655% due 05/16/2027 - 07/16/2028	76	77
0.705% due 04/16/2032	103	104
0.835% due 02/20/2060	20,546	20,669
0.879% due 09/20/2063	4,427	4,472
1.018% due 07/20/2062	9,235	9,317
1.046% due 03/20/2058	6,245	6,306
1.198% due 05/20/2061	7,861	7,974
1.207% due 11/16/2044 (a)	27,364	1,926

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.223% due 04/16/2042 (a)	$35,016	$1,908
1.255% due 01/16/2030	1,591	1,625
1.297% due 05/20/2061	3,478	3,547
1.357% due 11/16/2043 (a)	31,849	2,218
1.459% due 09/20/2063	2,988	3,095
1.517% due 08/16/2052 (a)	45,813	3,014
1.625% due 02/20/2030 - 06/20/2038	1,257	1,309
1.841% due 08/16/2040 (a)	39,969	2,568
1.896% due 04/20/2061	6,500	6,849
2.500% due 04/01/2044	3,000	2,832
3.000% due 12/16/2027 (a)	24,434	3,112
3.000% due 04/01/2044	128,000	125,920
3.150% due 11/15/2042 - 01/15/2043	1,225	1,208
3.500% due 02/15/2042 - 12/01/2044	192,900	196,903
4.000% due 05/20/2016 - 12/01/2044	164,967	173,383
4.000% due 10/20/2043 (a)	4,452	869
4.050% due 04/15/2040 - 12/15/2040	5,278	5,560
4.500% due 02/20/2018 - 12/01/2044	240,099	259,589
4.875% due 08/15/2039 - 10/15/2040	2,114	2,284
5.000% due 11/15/2032 - 08/20/2043	123,811	135,441
5.500% due 04/15/2025 - 12/01/2044	37,683	41,630
6.000% due 12/15/2036 - 03/15/2041	2,533	2,843
6.500% due 12/15/2023 - 12/01/2044	9,766	11,002
7.500% due 12/15/2023 - 06/15/2032	258	307

Total U.S. Government Agencies (Cost $1,222,922)		1,217,832

U.S. TREASURY OBLIGATIONS 4.1%
U.S. Treasury Notes
1.500% due 12/31/2018	19,000	18,864
2.000% due 11/30/2020	8,800	8,671
2.125% due 01/31/2021	3,000	2,972
2.375% due 12/31/2020	8,400	8,468

Total U.S. Treasury Obligations (Cost $38,909)		38,975

MORTGAGE-BACKED SECURITIES 6.9%
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049	450	485
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035	3,575	3,643
Bear Stearns Structured Products, Inc.
1.885% due 01/26/2036	4,132	3,338
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032	21	20
LB Commercial Mortgage Trust
5.517% due 07/15/2044	340	375
Merrill Lynch Mortgage Investors Trust
2.380% due 10/25/2035	686	698
Mortgage Equity Conversion Asset Trust
0.610% due 02/25/2042	12,101	9,681
0.610% due 05/25/2042	48,069	38,455
0.620% due 10/25/2041	2,904	2,321

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
0.816% due 09/19/2032	$59	$58
UBS-Barclays Commercial Mortgage Trust
1.357% due 04/10/2046 (a)	28,721	2,419
WaMu Commercial Mortgage Securities Trust
5.336% due 03/23/2045	2,870	2,963
Wells Fargo Commercial Mortgage Trust
2.128% due 10/15/2045 (a)	13,318	1,546

Total Mortgage-Backed Securities (Cost $68,824)		66,002

ASSET-BACKED SECURITIES 2.1%
ALM Ltd.
1.467% due 02/13/2023	2,100	2,100
Amortizing Residential Collateral Trust
0.734% due 07/25/2032	19	18
Centex Home Equity Loan Trust
0.454% due 01/25/2032	23	21
CIT Group Home Equity Loan Trust
0.694% due 06/25/2033	24	22
Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	1,163	821
Home Equity Asset Trust
0.754% due 11/25/2032	3	2
Massachusetts Educational Financing Authority
1.189% due 04/25/2038	2,609	2,626
South Carolina Student Loan Corp.
0.786% due 03/01/2018	1,082	1,083
0.986% due 03/02/2020	8,400	8,436
1.236% due 09/03/2024	4,300	4,367
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.734% due 01/25/2033	43	39

Total Asset-Backed Securities (Cost $19,585)		19,535

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (d) 0.3%
		2,520

U.S. TREASURY BILLS 0.1%
0.078% due 09/11/2014 - 09/18/2014 (c)(e)	1,101	1,101

Total Short-Term Instruments (Cost $3,621)		3,621

Total Investments in Securities (Cost $1,353,861)		1,345,965

	SHARES
INVESTMENTS IN AFFILIATES 31.0%

SHORT-TERM INSTRUMENTS 31.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 31.0%
PIMCO Short-Term Floating NAV Portfolio	19,065,159	190,747
PIMCO Short-Term Floating NAV Portfolio III	10,506,312	104,968

Total Short-Term Instruments (Cost $295,705)		295,715

Total Investments in Affiliates (Cost $295,705)		295,715

48	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

MARKET VALUE (000S)
Total Investments 172.3% (Cost $1,649,566)	$1,641,680

Financial Derivative Instruments (f) 0.0% (Cost or Premiums, net $(165))	(34)

Other Assets and Liabilities, net (72.3%)	(689,057)

Net Assets 100.0%	$952,589

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$2,520	Fannie Mae 2.260% due 10/17/2022	$(2,575)	$2,520	$2,520

Total Repurchase Agreements						$(2,575)	$2,520	$2,520

(1)	Includes accrued interest.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (2)
Fannie Mae	3.500%	12/01/2044	$63,650	$(63,958)	$(64,045)
Fannie Mae	4.000%	12/01/2044	103,000	(106,785)	(106,820)
Fannie Mae	4.500%	12/01/2044	99,000	(105,545)	(105,536)
Ginnie Mae	4.500%	12/01/2044	32,500	(35,141)	(35,039)
Ginnie Mae	5.000%	12/01/2044	13,000	(14,239)	(14,197)
U.S. Treasury Notes	1.250%	10/31/2018	3,500	(3,439)	(3,464)

Total Short Sales				$(329,107)	$(329,101)

(2)	Payable for Short Sales includes $18 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $18,304 at a weighted average interest rate of (0.163%).

(e)	Securities with an aggregate market value of $1,101 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$2,520	$0	$0	$0	$2,520	$(2,575)	$(55)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(35,662)	(35,662)	0	(35,662)
BOA	0	0	0	(86,787)	(86,787)	0	(86,787)
DEU	0	0	0	(57,823)	(57,823)	(260)	(58,083)
FOB	0	0	0	(93,093)	(93,093)	260	(92,833)
GSC	0	0	0	(40,885)	(40,885)	410	(40,475)
JPS	0	0	0	(13,107)	(13,107)	(150)	(13,257)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	49

Schedule of Investments PIMCO GNMA Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
MSC	$0	$0	$0	$0	$0	$(3,079)	$(3,079)
NOM	0	0	0	0	0	(55)	(55)
SAL	0	0	0	(654)	(654)	(482)	(1,136)
WFS	0	0	0	(1,090)	(1,090)	0	(1,090)

Total Borrowings and Other Financing Transactions	$2,520	$0	$0	$(329,101)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
JPM	Put - OTC Fannie Mae 3.000% due 05/01/2044	$	70.000	05/05/2014	$	10,000	$0	$0
	Call - OTC Fannie Mae 4.000% due 05/01/2044		113.000	05/05/2014		25,000	1	0
	Call - OTC Fannie Mae 4.500% due 06/01/2044		116.000	06/05/2014		20,000	1	0

							$2	$0

Total Purchased Options							$2	$0

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC Fannie Mae 3.500% due 04/01/2044	$	101.570	04/03/2014	$	10,000	$(19)	$(2)
	Call - OTC Fannie Mae 3.500% due 05/01/2044		101.766	04/03/2014		3,000	(5)	0
	Put - OTC Fannie Mae 3.500% due 05/01/2044		98.438	05/05/2014		3,000	(15)	(4)

DUB	Put - OTC Fannie Mae 3.500% due 05/01/2044		98.477	05/05/2014		9,000	(32)	(14)

FBF	Call - OTC Fannie Mae 3.500% due 05/01/2044		101.031	05/05/2014		1,000	(3)	(3)

GSC	Put - OTC Fannie Mae 3.500% due 04/01/2044		99.328	04/03/2014		9,000	(17)	(1)
	Put - OTC Fannie Mae 3.500% due 04/01/2044		99.559	04/03/2014		10,000	(23)	(2)
	Call - OTC Fannie Mae 3.500% due 04/01/2044		101.328	04/03/2014		9,000	(13)	(4)

JPM	Put - OTC Fannie Mae 3.500% due 05/01/2044		98.363	05/05/2014		9,000	(28)	(13)
	Call - OTC Fannie Mae 3.500% due 05/01/2044		101.039	05/05/2014		4,000	(12)	(13)

							$(167)	$(56)

Total Written Options							$(167)	$(56)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	Notional Amount	Premiums
Balance at 03/31/2013	$0	$0
Sales	503,000	(1,810)
Closing Buys	0	0
Expirations	(342,000)	1,276
Exercised	(94,000)	367

Balance at 03/31/2014	$67,000	$(167)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION (1)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (3)
								Asset	Liability
GST	Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	(2.500%	)	10/11/2021	$ 500	$0	$22	$22	$0

Total Swap Agreements						$0	$22	$22	$0

50	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on asset-backed securities serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$0	$0	$0	$0	$0	$(6)	$0	$(6)	$(6)	$0	$(6)
DUB	0	0	0	0	0	(14)	0	(14)	(14)	0	(14)
FBF	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
GSC	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
GST	0	0	22	22	0	0	0	0	22	(100)	(78)
JPM	0	0	0	0	0	(26)	0	(26)	(26)	0	(26)

Total Over the Counter	$0	$0	$22	$22	$0	$(56)	$0	$(56)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$22	$0	$0	$0	$22

	$0	$22	$0	$0	$0	$22

Financial Derivative Instruments - Liabilities
Over the counter
Written Options	$0	$0	$0	$0	$56	$56

	$0	$0	$0	$0	$56	$56

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$12	$12

Over the counter
Written Options	$0	$0	$0	$0	$1,277	$1,277
Swap Agreements	0	(13)	0	0	0	(13)

	$0	$(13)	$0	$0	$1,277	$1,264

	$0	$(13)	$0	$0	$1,289	$1,276

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	51

Schedule of Investments PIMCO GNMA Fund (Cont.)

March 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	111	111
Swap Agreements	0	(75)	0	0	0	(75)

	$0	$(75)	$0	$0	$109	$34

	$0	$(75)	$0	$0	$109	$34

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
U.S. Government Agencies	$0	$1,217,832	$0	$1,217,832
U.S. Treasury Obligations	0	38,975	0	38,975
Mortgage-Backed Securities	0	15,545	50,457	66,002
Asset-Backed Securities	0	19,535	0	19,535
Short-Term Instruments
Repurchase Agreements	0	2,520	0	2,520
U.S. Treasury Bills	0	1,101	0	1,101
	$0	$1,295,508	$50,457	$1,345,965

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$295,715	$0	$0	$295,715

Total Investments	$295,715	$1,295,508	$50,457	$1,641,680

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(325,637)	$0	$(325,637)
U.S. Treasury Obligations	0	(3,464)	0	(3,464)
	$0	$(329,101)	$0	$(329,101)

Financial Derivative Instruments - Assets
Over the counter	$0	$22	$0	$22

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(56)	$0	$(56)

Totals	$295,715	$966,373	$50,457	$1,312,545

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2014 (1)
Investments in Securities, at Value
Mortgage-Backed Securities	$62,058	$4,313	$(15,262)	$314	$735	$(1,701)	$0	$0	$50,457	$(1,656)

Totals	$62,058	$4,313	$(15,262)	$314	$735	$(1,701)	$0	$0	$50,457	$(1,656)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Mortgage-Backed Securities	$2,321	Benchmark Pricing	Base Price	80.00
	48,136	Third-Party Vendor	Broker Quote	80.00

Total	$50,457

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

52	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.9%

BANK LOAN OBLIGATIONS 2.6%
AABS Ltd.
5.031% due 01/10/2038		$18,913	$19,108
Activision Blizzard, Inc.
3.250% due 10/12/2020		3,560	3,564
AerCap Holdings NV
1.750% due 02/24/2015		15,500	15,465
Alliance Boots Holdings Ltd.
3.963% due 07/10/2017	GBP	2,000	3,350
Ancestry.com, Inc.
4.500% due 12/28/2018		$10,624	10,683
Arch Coal, Inc.
6.250% due 05/16/2018		1,083	1,070
Charter Communications Operating LLC
3.000% due 07/01/2020		1,985	1,971
CSC Holdings, Inc.
2.653% due 04/17/2020		12,116	11,994
FMG Resources Pty. Ltd.
4.250% due 06/28/2019		13,495	13,615
International Lease Finance Corp.
2.986% due 02/13/2021		8,600	8,617
Las Vegas Sands LLC
3.250% due 12/20/2020		10,291	10,287
Maxim Crane Works LP
10.250% due 11/26/2018		7,100	7,295
Multiplan, Inc.
0.234% due 03/06/2021		2,000	2,002
RPI Financial Trust
3.250% due 05/09/2018		14,300	14,372
3.250% due 11/09/2018		6,221	6,252
Sensata Technologies Finance Company LLC
3.250% due 05/12/2019		1,182	1,191
Tesoro Corp.
2.403% due 05/30/2016		3,975	4,005
Ziggo NV
1.000% due 01/15/2022		980	972
3.250% due 01/15/2022		1,520	1,508

Total Bank Loan Obligations (Cost $135,830)			137,321

CORPORATE BONDS & NOTES 56.6%

BANKING & FINANCE 30.8%
Alleghany Corp.
5.625% due 09/15/2020		1,000	1,119
American Express Co.
6.800% due 09/01/2066		4,700	5,167
American Express Credit Corp.
5.375% due 10/01/2014	GBP	3,100	5,285
American International Group, Inc.
4.900% due 06/02/2014	CAD	2,000	1,819
5.050% due 10/01/2015		$4,100	4,360
5.450% due 05/18/2017		2,000	2,234
ANZ New Zealand International Ltd.
3.125% due 08/10/2015		1,100	1,136
Aviation Loan Trust
2.343% due 12/15/2022		4,815	4,523
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.750% due 01/18/2017		14,500	15,769
Banco Continental SAECA
8.875% due 10/15/2017		3,400	3,625
Banco de Credito e Inversiones
3.000% due 09/13/2017		600	611

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco del Estado de Chile
2.000% due 11/09/2017		$8,600	$8,569
Banco do Brasil S.A.
3.875% due 10/10/2022		3,100	2,891
Banco Santander Brasil S.A.
4.250% due 01/14/2016		4,950	5,154
4.500% due 04/06/2015		8,650	8,953
4.625% due 02/13/2017		4,660	4,928
Banco Santander Chile
1.837% due 01/19/2016		5,000	4,963
3.750% due 09/22/2015		15,582	16,162
Banco Votorantim S.A.
5.250% due 02/11/2016		9,500	9,856
Bank of America Corp.
0.000% due 01/04/2017		35,000	34,082
2.000% due 01/11/2018		4,850	4,846
2.650% due 04/01/2019 (a)		19,000	19,089
5.650% due 05/01/2018		16,000	18,108
5.750% due 08/15/2016		500	548
5.750% due 12/01/2017		2,075	2,352
6.000% due 09/01/2017		24,630	27,968
6.400% due 08/28/2017		28	32
6.875% due 04/25/2018		37,949	44,805
Bank of America N.A.
5.300% due 03/15/2017		1,100	1,213
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.645% due 03/10/2017		15,000	15,020
Barclays Bank PLC
10.179% due 06/12/2021		3,290	4,428
14.000% due 06/15/2019 (c)	GBP	9,751	22,060
BBVA Bancomer S.A.
4.500% due 03/10/2016		$14,450	15,353
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		30,814	32,375
Bear Stearns Cos. LLC
5.700% due 11/15/2014		100	103
6.400% due 10/02/2017		11,500	13,286
7.250% due 02/01/2018		36,000	42,901
BioMed Realty LP
4.250% due 07/15/2022		3,000	2,980
6.125% due 04/15/2020		5,500	6,190
Blackstone CQP HoldCo LP
2.324% due 03/18/2019		9,000	8,950
BPCE S.A.
0.739% due 07/15/2015		11,000	11,008
5.700% due 10/22/2023		1,000	1,041
Cantor Fitzgerald LP
6.375% due 06/26/2015		2,345	2,451
7.875% due 10/15/2019		14,500	15,402
Citigroup, Inc.
0.505% due 06/09/2016		1,500	1,483
1.023% due 04/01/2016		7,800	7,857
1.199% due 07/25/2016		11,200	11,348
1.250% due 01/15/2016		4,000	4,016
1.700% due 07/25/2016		11,000	11,132
3.953% due 06/15/2016		2,252	2,388
4.875% due 05/07/2015		2,545	2,652
5.000% due 09/15/2014		13,265	13,524
6.000% due 08/15/2017		1,600	1,815
6.125% due 11/21/2017		10,125	11,605
8.500% due 05/22/2019		12,706	16,211
Columbia Property Trust Operating Partnership LP
5.875% due 04/01/2018		6,700	7,046
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.875% due 02/08/2022		700	726
6.875% due 03/19/2020	EUR	10,000	16,273
11.000% due 06/30/2019 (c)		$11,555	15,368

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Capital
8.050% due 06/15/2027		$12,000	$14,375
Countrywide Financial Corp.
6.250% due 05/15/2016		270	296
Credit Agricole S.A.
8.125% due 09/19/2033		1,200	1,376
Credit Suisse
6.500% due 08/08/2023		10,300	11,330
Dai-ichi Life Insurance Co. Ltd.
7.250% due 07/25/2021 (c)		9,500	11,226
Deutsche Annington Finance BV
3.200% due 10/02/2017		15,600	16,028
Digital Realty Trust LP
4.500% due 07/15/2015		2,900	3,006
Doctors Co.
6.500% due 10/15/2023		13,800	13,743
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		6,476	6,719
Eksportfinans ASA
0.890% due 06/16/2015	JPY	200,000	1,878
1.570% due 02/14/2018		500,000	4,506
Export-Import Bank of Korea
1.250% due 11/20/2015		$8,300	8,371
3.750% due 10/20/2016		3,000	3,201
4.000% due 01/11/2017		1,200	1,299
5.875% due 01/14/2015		24,700	25,715
Fidelity National Financial, Inc.
5.500% due 09/01/2022		15,940	17,002
First American Financial Corp.
4.300% due 02/01/2023		10,350	10,165
Ford Motor Credit Co. LLC
1.500% due 01/17/2017		4,250	4,241
1.700% due 05/09/2016		1,900	1,922
2.750% due 05/15/2015		2,350	2,399
3.984% due 06/15/2016		800	848
4.207% due 04/15/2016		6,100	6,468
5.625% due 09/15/2015		200	213
7.000% due 04/15/2015		48,850	51,979
Goldman Sachs Group, Inc.
5.950% due 01/18/2018		66,896	75,841
6.150% due 04/01/2018		35,923	41,113
6.250% due 09/01/2017		14,300	16,346
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		9,000	10,242
6.375% due 04/15/2021		3,800	4,320
Hanover Insurance Group, Inc.
6.375% due 06/15/2021		9,500	10,837
HDFC Bank Ltd.
3.000% due 11/30/2016		300	305
Health Care REIT, Inc.
3.750% due 03/15/2023		5,000	4,919
Hospitality Properties Trust
5.000% due 08/15/2022		5,800	6,042
5.625% due 03/15/2017		800	877
6.300% due 06/15/2016		2,015	2,168
6.700% due 01/15/2018		3,000	3,358
HSBC Finance Corp.
0.666% due 06/01/2016		13,500	13,488
6.676% due 01/15/2021		18,400	21,504
HSBC Holdings PLC
7.350% due 11/27/2032		692	882
ICICI Bank Ltd.
4.750% due 11/25/2016		1,500	1,587
5.000% due 01/15/2016		1,500	1,580
5.500% due 03/25/2015		3,300	3,416
ING Bank NV
2.000% due 09/25/2015		6,500	6,608

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	53

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ING U.S., Inc.
2.900% due 02/15/2018		$5,900	$6,052
International Lease Finance Corp.
6.500% due 09/01/2014		13,000	13,325
6.750% due 09/01/2016		15,700	17,545
7.125% due 09/01/2018		6,460	7,542
Intesa Sanpaolo SpA
3.125% due 01/15/2016		21,520	22,043
3.625% due 08/12/2015		13,000	13,343
3.875% due 01/15/2019		2,900	2,954
Jackson National Life Global Funding
1.250% due 02/21/2017		10,000	9,887
Jefferies Finance LLC
7.375% due 04/01/2020		8,800	9,284
Jefferies LoanCore LLC
6.875% due 06/01/2020		750	765
JPMorgan Chase & Co.
0.943% due 03/31/2016		4,000	3,980
1.048% due 05/30/2017	GBP	1,600	2,606
6.000% due 01/15/2018		$13,150	15,109
6.300% due 04/23/2019		11,725	13,804
7.900% due 04/30/2018 (c)		12,773	14,497
JPMorgan Chase Bank N.A.
0.563% due 06/13/2016		600	597
0.997% due 05/31/2017	EUR	46,100	62,925
6.000% due 07/05/2017		$21,460	24,349
6.000% due 10/01/2017		10,129	11,549
KBC Bank NV
8.000% due 01/25/2023		1,600	1,799
Kilroy Realty LP
5.000% due 11/03/2015		1,500	1,597
Kookmin Bank
1.114% due 01/27/2017		11,600	11,655
Korea Development Bank
3.875% due 05/04/2017		10,000	10,715
Korea Exchange Bank
3.125% due 06/26/2017		5,650	5,881
Korea Finance Corp.
2.250% due 08/07/2017		18,100	18,458
Lazard Group LLC
6.850% due 06/15/2017		2,400	2,731
LBG Capital PLC
7.375% due 03/12/2020	EUR	371	551
7.875% due 11/01/2020		$9,600	10,545
15.000% due 12/21/2019	GBP	1,900	4,618
LeasePlan Corp. NV
3.000% due 10/23/2017		$16,950	17,293
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		3,403	838
Lloyds Bank PLC
12.000% due 12/16/2024 (c)		1,900	2,605
Marsh & McLennan Cos., Inc.
9.250% due 04/15/2019		2,000	2,599
MetLife Institutional Funding
1.143% due 04/04/2014		4,400	4,400
Mitchells & Butlers Finance PLC
0.971% due 12/15/2028	GBP	1,305	2,014
Morgan Stanley
3.450% due 11/02/2015		$3,000	3,116
5.625% due 09/23/2019		1,400	1,595
5.950% due 12/28/2017		6,600	7,542
6.000% due 04/28/2015		500	528
6.625% due 04/01/2018		3,350	3,910
7.300% due 05/13/2019		17,300	21,010
National City Bank
0.604% due 06/07/2017		2,600	2,582

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nationwide Building Society
4.650% due 02/25/2015		$500	$518
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		3,800	4,260
Piper Jaffray Cos.
4.734% due 11/30/2015		11,800	11,928
Preferred Term Securities Ltd.
0.783% due 03/24/2034		63	52
Principal Financial Group, Inc.
8.875% due 05/15/2019		10,000	12,800
Prologis LP
4.000% due 01/15/2018		2,000	2,132
QBE Capital Funding Ltd.
7.250% due 05/24/2041		6,100	6,536
QNB Finance Ltd.
3.125% due 11/16/2015		500	519
Regions Financial Corp.
7.750% due 11/10/2014		3,157	3,290
Santander Issuances S.A.U.
7.300% due 07/27/2019	GBP	1,300	2,227
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		$13,900	14,473
6.125% due 02/07/2022		3,000	3,098
SL Green Realty Corp.
4.500% due 12/01/2022		8,050	7,977
5.000% due 08/15/2018		6,000	6,507
SLM Corp.
3.875% due 09/10/2015		600	621
5.500% due 01/15/2019		1,900	2,017
6.000% due 01/25/2017		6,500	7,109
6.250% due 01/25/2016		16,720	18,037
8.450% due 06/15/2018		6,400	7,560
8.780% due 09/15/2016	MXN	60,000	4,688
SSIF Nevada LP
0.942% due 04/14/2014		$7,000	7,001
State Bank of India
4.125% due 08/01/2017		3,900	4,044
4.500% due 07/27/2015		1,915	1,984
Stone Street Trust
5.902% due 12/15/2015		3,100	3,337
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024 (a)		8,000	8,025
UBS AG
4.750% due 05/22/2023		1,200	1,222
7.625% due 08/17/2022		4,700	5,522
7.750% due 09/01/2026		4,500	5,780
UDR, Inc.
3.700% due 10/01/2020		5,000	5,084
Vesey Street Investment Trust
4.404% due 09/01/2016		3,750	4,024
Wachovia Corp.
0.503% due 06/15/2017		11,000	10,944
0.576% due 10/28/2015		10,400	10,406
0.609% due 10/15/2016		1,400	1,396
Wells Fargo & Co.
3.450% due 02/13/2023		500	486
4.480% due 01/16/2024		3,525	3,650
Wells Fargo Bank N.A.
0.446% due 05/16/2016		3,800	3,784
Weyerhaeuser Co.
7.125% due 07/15/2023		1,735	2,078
7.375% due 10/01/2019		10,415	12,678
7.950% due 03/15/2025		7,779	9,660
8.500% due 01/15/2025		11,314	14,863

			1,643,953

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 18.7%
AbbVie, Inc.
1.200% due 11/06/2015		$10,900	$10,998
2.000% due 11/06/2018		7,000	6,951
ADT Corp.
4.875% due 07/15/2042		700	578
Aeropuertos Dominicanos Siglo S.A.
9.250% due 11/13/2019		3,300	2,821
Air Canada Pass-Through Trust
4.125% due 11/15/2026		3,000	3,007
Alliance Data Systems Corp.
5.250% due 12/01/2017		4,350	4,578
ALROSA Finance S.A.
7.750% due 11/03/2020		2,500	2,663
Altria Group, Inc.
9.250% due 08/06/2019		4,158	5,494
9.700% due 11/10/2018		131	172
America Movil S.A.B. de C.V.
1.234% due 09/12/2016		1,100	1,113
American Airlines Pass-Through Trust
5.250% due 07/31/2022		2,721	2,952
7.000% due 07/31/2019		3,350	3,627
American Airlines, Inc.
7.500% due 03/15/2016 ^		9,900	10,315
American Tower Corp.
4.500% due 01/15/2018		6,000	6,478
7.000% due 10/15/2017		10,000	11,627
Amgen, Inc.
3.450% due 10/01/2020		3,000	3,084
4.850% due 11/18/2014		3,845	3,946
5.700% due 02/01/2019		5,028	5,827
Arch Coal, Inc.
7.250% due 06/15/2021		3,625	2,755
8.000% due 01/15/2019		1,000	1,003
Asciano Finance Ltd.
6.000% due 04/07/2023		7,000	7,718
Aviation Capital Group Corp.
4.625% due 01/31/2018		11,600	12,075
7.125% due 10/15/2020		11,650	13,086
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		15,664	16,291
Baidu, Inc.
2.250% due 11/28/2017		3,000	3,013
3.500% due 11/28/2022		2,000	1,914
Barrick Gold Corp.
4.100% due 05/01/2023		400	380
Boston Scientific Corp.
6.250% due 11/15/2015		600	650
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017		4,975	5,062
Canadian Natural Resources Ltd.
0.609% due 03/30/2016		5,650	5,650
Cemex Finance LLC
5.250% due 04/01/2021 (a)	EUR	300	421
Cemex S.A.B. de C.V.
4.989% due 10/15/2018		$3,400	3,604
6.500% due 12/10/2019		8,750	9,330
CenterPoint Energy Resources Corp.
4.500% due 01/15/2021		129	140
China Resources Power East Foundation Co. Ltd.
7.250% due 05/09/2016 (c)		1,400	1,458
Cielo S.A.
3.750% due 11/16/2022		4,100	3,828
Cliffs Natural Resources, Inc.
3.950% due 01/15/2018 (f)		2,630	2,646
Clorox Co.
5.000% due 01/15/2015		1,000	1,034

54	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	$4,000	$4,078
Colorado Interstate Gas Co. LLC
6.800% due 11/15/2015	491	540
Comcast Cable Communications LLC
8.875% due 05/01/2017	35	43
Comcast Corp.
5.150% due 03/01/2020	300	340
ConAgra Foods, Inc.
1.900% due 01/25/2018	2,025	2,010
Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	1,951	1,995
4.750% due 07/12/2022	2,582	2,788
6.250% due 10/11/2021	1,234	1,317
7.250% due 05/10/2021	12,375	14,478
9.000% due 01/08/2018	5,359	6,136
Continental Resources, Inc.
4.500% due 04/15/2023	6,600	6,849
5.000% due 09/15/2022	5,300	5,572
COX Communications, Inc.
3.250% due 12/15/2022	7,048	6,634
Crown Castle Towers LLC
4.174% due 08/15/2037	5,500	5,825
5.495% due 01/15/2037	17,700	19,149
6.113% due 01/15/2040	3,670	4,213
CSN Resources S.A.
6.500% due 07/21/2020	700	718
Daimler Finance North America LLC
0.918% due 08/01/2016	4,000	4,039
DCP Midstream Operating LP
3.250% due 10/01/2015	3,500	3,611
Delta Air Lines Pass-Through Trust
4.750% due 11/07/2021	4,185	4,519
4.950% due 11/23/2020	1,936	2,110
6.200% due 01/02/2020	3,056	3,416
6.718% due 07/02/2024	1,188	1,378
7.750% due 06/17/2021	10,146	11,870
Desarrolladora Homex S.A.B. de C.V.
9.500% due 12/11/2019 ^	3,000	349
Deutsche Telekom International Finance BV
5.750% due 03/23/2016	600	656
6.000% due 07/08/2019	500	587
Energy Transfer Partners LP
9.700% due 03/15/2019	7,467	9,661
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	24,019	25,935
Ensco PLC
3.250% due 03/15/2016	1,890	1,972
ENTEL Chile S.A.
4.875% due 10/30/2024	1,700	1,718
Enterprise Products Operating LLC
3.900% due 02/15/2024	3,000	3,022
5.000% due 03/01/2015	500	520
First Quantum Minerals Ltd.
6.750% due 02/15/2020	1,723	1,753
7.000% due 02/15/2021	1,723	1,762
FMC Technologies, Inc.
3.450% due 10/01/2022	1,910	1,829
Freeport-McMoRan Corp.
9.500% due 06/01/2031	200	261
General Electric Co.
5.250% due 12/06/2017	2,570	2,915
GLP Capital LP
4.375% due 11/01/2018	700	720
5.375% due 11/01/2023	2,640	2,726
GTL Trade Finance, Inc.
7.250% due 10/20/2017	9,300	10,544

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harvest Operations Corp.
6.875% due 10/01/2017	$12,800	$13,888
Heathrow Funding Ltd.
2.500% due 06/25/2017	13,400	13,567
Hiland Partners LP
7.250% due 10/01/2020	10,474	11,443
Hospira, Inc.
5.200% due 08/12/2020	8,723	9,335
5.800% due 08/12/2023	10,585	11,603
Host Hotels & Resorts LP
6.000% due 10/01/2021	1,900	2,150
Incitec Pivot Ltd.
4.000% due 12/07/2015	9,500	9,876
KB Home
7.500% due 09/15/2022	6,800	7,480
9.100% due 09/15/2017	905	1,072
Kern River Funding Corp.
4.893% due 04/30/2018	32	35
Kinder Morgan Energy Partners LP
3.500% due 03/01/2021	550	549
5.800% due 03/01/2021	600	678
6.000% due 02/01/2017	15,200	16,957
6.500% due 09/01/2039	5,200	5,922
6.850% due 02/15/2020	350	412
9.000% due 02/01/2019	1,400	1,775
Kraft Foods Group, Inc.
1.625% due 06/04/2015	1,000	1,012
2.250% due 06/05/2017	2,670	2,739
Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	3,300	3,864
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	900	857
Masco Corp.
5.850% due 03/15/2017	4,500	4,972
6.125% due 10/03/2016	13,750	15,159
7.125% due 03/15/2020	17,983	20,860
MCE Finance Ltd.
5.000% due 02/15/2021	3,000	3,015
McKesson Corp.
0.635% due 09/10/2015	4,400	4,406
Mid-America Apartments LP
5.500% due 10/01/2015	500	533
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019	20,262	20,669
Mondelez International, Inc.
2.250% due 02/01/2019	5,216	5,176
4.125% due 02/09/2016	1,649	1,744
Mongolian Mining Corp.
8.875% due 03/29/2017	10,135	6,778
Mylan, Inc.
2.600% due 06/24/2018	5,700	5,750
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (c)	19,200	19,488
New Gold, Inc.
6.250% due 11/15/2022	13,470	13,739
Newcrest Finance Pty. Ltd.
4.200% due 10/01/2022	5,868	5,071
Noble Holding International Ltd.
3.950% due 03/15/2022	3,000	2,980
Northwest Pipeline LLC
6.050% due 06/15/2018	30	34
NVR, Inc.
3.950% due 09/15/2022	4,000	3,981
ONEOK Partners LP
2.000% due 10/01/2017	1,023	1,029
3.200% due 09/15/2018	1,350	1,394
3.375% due 10/01/2022	17,170	16,587

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 09/15/2023		$4,300	$4,619
Pearson Funding PLC
3.250% due 05/08/2023		4,950	4,595
Penske Truck Leasing Co. LP
2.500% due 07/11/2014		2,200	2,211
PepsiCo, Inc.
0.436% due 07/30/2015		4,000	4,008
Petrobras International Finance Co.
7.875% due 03/15/2019		13,200	15,125
Pioneer Natural Resources Co.
6.650% due 03/15/2017		5,651	6,437
7.200% due 01/15/2028		4,297	5,304
7.500% due 01/15/2020		14,083	17,198
Pride International, Inc.
8.500% due 06/15/2019		35,560	44,968
QVC, Inc.
5.125% due 07/02/2022		1,344	1,397
Reynolds American, Inc.
7.750% due 06/01/2018		300	360
Rock Tenn Co.
4.900% due 03/01/2022		4,420	4,735
Rockies Express Pipeline LLC
6.850% due 07/15/2018		18,570	19,266
Roofing Supply Group LLC
10.000% due 06/01/2020		5,750	6,483
SBA Tower Trust
5.101% due 04/15/2042		10,000	10,725
Softbank Corp.
4.500% due 04/15/2020		5,150	5,150
Southern Gas Networks PLC
0.810% due 10/21/2015	GBP	2,600	4,297
Sunoco Logistics Partners Operations LP
3.450% due 01/15/2023		$8,650	8,240
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		5,800	5,685
5.125% due 02/22/2021		13,300	14,419
Symantec Corp.
3.950% due 06/15/2022		10,000	9,932
Telefonica Emisiones S.A.U.
3.729% due 04/27/2015		3,000	3,088
3.992% due 02/16/2016		2,900	3,044
4.949% due 01/15/2015		6,000	6,187
6.221% due 07/03/2017		400	453
6.421% due 06/20/2016		16,625	18,420
Thomson Reuters Corp.
1.300% due 02/23/2017		800	797
Time Warner Cable, Inc.
5.000% due 02/01/2020		1,600	1,750
8.250% due 04/01/2019		5,900	7,361
8.750% due 02/14/2019		5,342	6,767
Times Square Hotel Trust
8.528% due 08/01/2026		740	963
Toll Brothers Finance Corp.
8.910% due 10/15/2017		7,510	9,125
Transocean, Inc.
6.000% due 03/15/2018		650	724
7.375% due 04/15/2018		6,500	7,485
U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		3,300	3,325
5.900% due 04/01/2026		2,209	2,469
7.125% due 04/22/2025		3,161	3,675
UAL Pass-Through Trust
9.750% due 07/15/2018		901	1,037
10.400% due 05/01/2018		16,325	18,570
UAL Pass-Through Trust AB
10.125% due 03/22/2015 ^		41	25

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	55

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
United Airlines Pass-Through Trust
4.300% due 02/15/2027		$2,550	$2,628
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		7,400	851
USG Corp.
6.300% due 11/15/2016		2,500	2,719
9.750% due 01/15/2018		2,600	3,152
Vale Overseas Ltd.
4.375% due 01/11/2022		4,150	4,141
Verisk Analytics, Inc.
4.125% due 09/12/2022		2,650	2,672
Viacom, Inc.
4.250% due 09/15/2015		600	631
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		8,400	8,683
Volkswagen International Finance NV
2.375% due 03/22/2017		1,700	1,752
Walter Energy, Inc.
8.500% due 04/15/2021		2,450	1,556
Western Gas Partners LP
4.000% due 07/01/2022		6,550	6,505
Willamette Industries, Inc.
7.350% due 07/01/2026		2,000	2,398
Williams Partners LP
4.500% due 11/15/2023		3,700	3,794
Wynn Las Vegas LLC
4.250% due 05/30/2023		10,300	9,965
5.375% due 03/15/2022		12,828	13,453
Wynn Macau Ltd.
5.250% due 10/15/2021		4,750	4,845
Xstrata Finance Canada Ltd.
2.050% due 10/23/2015		3,433	3,474
2.700% due 10/25/2017		10,100	10,233

			1,001,297

UTILITIES 7.1%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		31,000	36,347
Allegheny Energy Supply Co. LLC
5.750% due 10/15/2019		3,700	3,962
Ameren Illinois Co.
9.750% due 11/15/2018		488	640
AT&T, Inc.
0.654% due 03/30/2017		13,550	13,552
0.800% due 12/01/2015		1,400	1,402
Bruce Mansfield Unit
6.850% due 06/01/2034		3,571	3,876
Cia Energetica de Sao Paulo Inflation Linked Bond
9.750% due 01/15/2015	BRL	250	158
DPL, Inc.
7.250% due 10/15/2021		$1,800	1,867
Duquesne Light Holdings, Inc.
6.400% due 09/15/2020		1,750	2,041
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017		10,350	10,648
Entergy Corp.
5.125% due 09/15/2020		9,900	10,615
Entergy New Orleans, Inc.
5.100% due 12/01/2020		10,000	10,181
FirstEnergy Corp.
2.750% due 03/15/2018		10,250	10,231
Gazprom OAO Via Gaz Capital S.A.
4.950% due 02/06/2028		6,500	5,606
5.092% due 11/29/2015		12,500	12,975
6.212% due 11/22/2016		1,100	1,171

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.146% due 04/11/2018		$4,400	$4,994
9.250% due 04/23/2019		11,725	13,894
Jersey Central Power & Light Co.
4.800% due 06/15/2018		5,500	5,788
Korea Hydro & Nuclear Power Co. Ltd.
2.875% due 10/02/2018		9,000	9,164
Midwest Generation LLC
8.560% due 01/02/2016		594	674
NGPL PipeCo LLC
7.119% due 12/15/2017		36,210	35,757
Orange S.A.
2.125% due 09/16/2015		626	637
Petrobras Global Finance BV
6.250% due 03/17/2024		11,125	11,491
Plains All American Pipeline LP
5.000% due 02/01/2021		3,400	3,780
8.750% due 05/01/2019		3,000	3,839
Public Service Co. of Oklahoma
6.150% due 08/01/2016		150	166
Qtel International Finance Ltd.
4.750% due 02/16/2021		5,500	5,913
Rosneft Finance S.A.
7.500% due 07/18/2016		21,200	23,055
Targa Resources Partners LP
5.250% due 05/01/2023		14,854	14,780
Telecom Italia SpA
6.375% due 06/24/2019	GBP	2,100	3,778
Verizon Communications, Inc.
1.003% due 06/17/2019		$14,600	14,745
1.763% due 09/15/2016		1,455	1,498
4.500% due 09/15/2020		39,300	42,757
5.150% due 09/15/2023		46,000	50,441
Yellowstone Energy LP
5.750% due 12/31/2026		4,813	4,513

			376,936

Total Corporate Bonds & Notes (Cost $2,928,275)			3,022,186

CONVERTIBLE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%
Prologis LP
3.250% due 03/15/2015		600	703

Total Convertible Bonds & Notes (Cost $699)			703

MUNICIPAL BONDS & NOTES 1.6%

CALIFORNIA 0.6%
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034		7,200	9,719
7.550% due 04/01/2039		1,300	1,808
California State General Obligation Notes, Series 2009
5.250% due 04/01/2014		3,000	3,000
5.450% due 04/01/2015		14,000	14,711
5.950% due 04/01/2016		5,000	5,506

			34,744

COLORADO 0.2%
Metro Wastewater Reclamation District, Colorado Revenue Bonds, (BABs), Series 2009
5.775% due 04/01/2029		7,500	8,520

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 0.1%
Louisiana Gasoline & Fuels Tax Revenue Bonds, (BABs), Series 2009
3.000% due 05/01/2043	$3,000	$3,007

NEW YORK 0.2%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	10,000	12,914

OHIO 0.1%
Hamilton County, Ohio Sewer System Revenue Bonds, (BABs), Series 2009
6.500% due 12/01/2034	2,500	2,817

TEXAS 0.4%
Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	10,000	11,089
Texas State General Obligation Bonds, (BABs), Series 2009
6.072% due 10/01/2029	10,000	11,539

		22,628

WASHINGTON 0.0%
Spokane County, Washington Wastewater System Revenue Bonds, (BABs), Series 2009
6.474% due 12/01/2029	2,000	2,216

Total Municipal Bonds & Notes (Cost $75,614)		86,846

U.S. GOVERNMENT AGENCIES 0.2%
Fannie Mae
3.500% due 04/01/2044	10,000	10,062

Total U.S. Government Agencies (Cost $10,103)		10,062

U.S. TREASURY OBLIGATIONS 24.8%
U.S. Treasury Bonds
3.125% due 02/15/2042 (h)(j)	53,330	49,372
3.625% due 08/15/2043	132,500	134,136
3.750% due 11/15/2043	118,350	122,548
4.750% due 02/15/2041 (h)(j)	188,150	230,219
5.250% due 02/15/2029	27,100	33,898
5.500% due 08/15/2028 (h)(j)	54,000	69,057
U.S. Treasury Notes
1.000% due 05/31/2018 (h)(j)	64,500	63,343
1.375% due 06/30/2018	177,700	176,923
1.500% due 08/31/2018	39,500	39,437
1.500% due 12/31/2018	22,300	22,141
1.500% due 01/31/2019 (f)	2,800	2,776
1.500% due 02/28/2019 (f)	3,500	3,466
2.125% due 01/31/2021	2,700	2,674
2.500% due 08/15/2023 (h)(j)	15,690	15,469
2.750% due 11/15/2023	71,600	71,936
2.750% due 02/15/2024 (f)	193,500	193,969
3.125% due 05/15/2021 (h)(j)	78,400	82,605
U.S. Treasury Strips
0.000% due 11/15/2043	34,700	11,476

Total U.S. Treasury Obligations (Cost $1,299,873)		1,325,445

56	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 4.3%
Adjustable Rate Mortgage Trust
4.901% due 01/25/2036	$1,610	$1,494
American Home Mortgage Assets Trust
0.274% due 10/25/2046	5,261	3,822
0.831% due 02/25/2047	7,461	4,541
American Home Mortgage Investment Trust
2.082% due 11/25/2045 ^	1,881	1,491
Banc of America Alternative Loan Trust
5.750% due 11/25/2035	2,172	2,047
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	110	120
5.825% due 02/10/2051	794	885
Banc of America Funding Corp.
0.347% due 10/20/2036	4,878	3,506
0.437% due 06/20/2047	2,000	1,294
0.554% due 05/25/2037	1,276	906
45.147% due 07/25/2047	1,695	2,669
BCAP LLC Trust
0.364% due 04/25/2037	1,846	1,613
0.374% due 05/25/2047	3,378	2,498
5.142% due 07/26/2036	607	477
5.477% due 07/26/2035	1,566	1,593
Bear Stearns Adjustable Rate Mortgage Trust
2.709% due 08/25/2035	555	514
Bear Stearns Alt-A Trust
0.474% due 08/25/2036	1,569	1,038
2.610% due 03/25/2036 ^	573	407
2.710% due 08/25/2036 ^	2,348	1,767
Chase Mortgage Finance Trust
5.500% due 07/25/2037	7,937	7,280
Chaseflex Trust
0.494% due 08/25/2037	1,380	981
Citigroup Commercial Mortgage Trust
5.431% due 10/15/2049	1,300	1,419
5.694% due 12/10/2049	91	101
Citigroup Mortgage Loan Trust, Inc.
2.757% due 03/25/2037	1,490	1,171
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048	200	217
5.886% due 11/15/2044	97	109
Countrywide Alternative Loan Trust
0.314% due 12/25/2046 ^	1,516	1,398
0.324% due 11/25/2036	1,120	959
0.324% due 05/25/2047	15,450	13,387
0.344% due 08/25/2046	10,837	8,023
0.344% due 09/25/2046 ^	7,802	6,125
0.347% due 09/20/2046	8,653	6,531
0.367% due 03/20/2046	2,190	1,638
0.367% due 09/20/2046	6,701	4,448
0.444% due 05/25/2036	26,246	16,514
0.504% due 05/25/2037 ^	2,009	1,345
0.954% due 12/25/2035	1,810	1,487
1.091% due 08/25/2046	5,200	3,943
6.000% due 03/25/2036	2,619	2,206
6.000% due 05/25/2036 ^	241	189
6.000% due 08/25/2036 ^	1,447	1,301
6.000% due 01/25/2037 ^	81	69
6.000% due 08/25/2037	2,237	1,544
6.500% due 12/25/2036	827	663
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 01/25/2035	812	859
Credit Suisse Mortgage Capital Certificates
4.853% due 04/28/2037	3,478	2,219
DBUBS Mortgage Trust
4.537% due 07/10/2044	300	326

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche ALT-A Securities, Inc.
0.294% due 08/25/2037	$15,506	$12,511
0.354% due 02/25/2047	3,459	2,812
First Horizon Mortgage Pass-Through Trust
2.398% due 11/25/2037	2,610	2,231
HarborView Mortgage Loan Trust
0.406% due 01/19/2036	5,176	3,574
2.778% due 06/19/2036 ^	1,937	1,329
HSI Asset Loan Obligation Trust
6.000% due 09/25/2037	436	423
JPMorgan Alternative Loan Trust
0.264% due 09/25/2036 ^	2,150	1,719
2.679% due 05/25/2037 ^	3,348	2,568
6.310% due 08/25/2036	3,000	2,445
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	200	220
Lehman Mortgage Trust
6.000% due 07/25/2037	1,442	1,316
Luminent Mortgage Trust
0.394% due 04/25/2036	3,729	2,498
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036	354	323
0.404% due 11/25/2035	108	102
2.960% due 05/25/2033	17	17
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049	2,000	2,156
5.700% due 09/12/2049	100	112
Morgan Stanley Capital Trust
5.569% due 12/15/2044	1,000	1,085
New Century Alternative Mortgage Loan Trust
6.167% due 07/25/2036 ^	2,159	1,589
6.310% due 07/25/2036 ^	6,180	4,546
Residential Accredit Loans, Inc. Trust
0.334% due 05/25/2036	3,786	2,966
0.334% due 09/25/2036	1,673	1,244
0.344% due 08/25/2036	3,412	2,586
0.344% due 09/25/2036	3,179	2,365
0.504% due 08/25/2035 ^	6,261	4,714
0.929% due 09/25/2046 ^	1,647	1,077
3.050% due 07/25/2035	994	956
3.506% due 09/25/2035 ^	914	718
3.575% due 12/25/2035	6,953	5,759
3.728% due 01/25/2036 ^	4,255	3,254
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 07/25/2037 ^	1,014	932
Sequoia Mortgage Trust
0.357% due 05/20/2035	423	393
Structured Adjustable Rate Mortgage Loan Trust
0.454% due 08/25/2036	3,220	2,481
2.578% due 02/25/2036 ^	3,831	3,218
5.029% due 05/25/2036	5,098	4,326
5.034% due 05/25/2036	436	438
5.360% due 07/25/2036	3,348	2,327
Structured Asset Mortgage Investments Trust
0.274% due 08/25/2036	2,690	2,018
0.364% due 08/25/2036	1,793	1,356
Thornburg Mortgage Securities Trust
6.095% due 09/25/2037	143	150
Wachovia Mortgage Loan Trust LLC
2.606% due 10/20/2035 ^	733	697
2.790% due 05/20/2036 ^	3,053	2,655
WaMu Mortgage Pass-Through Certificates
2.034% due 07/25/2047	2,706	1,926
2.379% due 12/25/2035	1,381	1,293
4.647% due 06/25/2037	3,114	2,752
4.730% due 07/25/2037 ^	1,535	1,423
4.746% due 05/25/2037	2,699	2,595

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual MSC Mortgage Pass-Through Certificates
6.000% due 07/25/2036		$673	$511
6.000% due 06/25/2037 ^		8,305	6,962
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037		697	634
6.000% due 06/25/2037 ^		770	746
6.250% due 11/25/2037 ^		2,026	1,930

Total Mortgage-Backed Securities (Cost $193,304)			230,112

ASSET-BACKED SECURITIES 4.7%
Aames Mortgage Investment Trust
1.354% due 06/25/2035		4,000	3,051
ACE Securities Corp. Home Equity Loan Trust
0.314% due 08/25/2036 ^		1,990	748
0.354% due 12/25/2036		7,219	3,145
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.614% due 07/25/2035		3,100	2,923
Argent Securities Trust
0.264% due 09/25/2036		1,724	681
Asset-Backed Securities Corp. Home Equity Loan Trust
1.054% due 06/25/2035		1,000	821
Bear Stearns Asset-Backed Securities Trust
0.304% due 11/25/2036		3,782	2,718
0.314% due 08/25/2036		4,991	3,910
0.324% due 01/25/2037		2,722	1,833
0.394% due 06/25/2047		2,700	2,249
0.504% due 12/25/2035		888	607
0.504% due 04/25/2037		4,900	2,149
1.404% due 08/25/2037		2,179	1,913
Berica Asset-Backed Security SRL
0.613% due 12/30/2055	EUR	12,801	17,358
Carrington Mortgage Loan Trust
0.854% due 05/25/2035		$2,100	1,440
Citigroup Mortgage Loan Trust, Inc.
0.424% due 05/25/2037		4,254	2,336
Countrywide Asset-Backed Certificates
0.284% due 11/25/2037		5,351	5,255
0.294% due 07/25/2037		6,300	4,716
0.304% due 01/25/2037		1,776	1,583
0.314% due 09/25/2046		18,197	14,632
0.324% due 05/25/2037		5,669	4,796
0.334% due 06/25/2047		2,000	1,691
0.374% due 09/25/2047		1,500	1,119
0.394% due 03/25/2037		3,759	1,515
0.504% due 03/25/2036 ^		22,241	17,747
5.357% due 10/25/2046		4,280	3,685
Credit-Based Asset Servicing and Securitization LLC
0.304% due 11/25/2036		2,184	1,209
Fremont Home Loan Trust
0.304% due 01/25/2037		2,429	1,242
0.324% due 02/25/2037		3,300	1,765
GSAA Home Equity Trust
5.327% due 03/25/2036		4,422	3,247
5.995% due 03/25/2046 ^		2,975	2,282
Home Equity Loan Trust
0.494% due 04/25/2037		3,100	1,881
HSI Asset Securitization Corp. Trust
0.334% due 04/25/2037		5,800	3,677
Inwood Park CDO Ltd.
0.462% due 01/20/2021		1,901	1,891
JPMorgan Mortgage Acquisition Trust
0.344% due 03/25/2047		3,770	2,067
Lehman XS Trust
0.334% due 06/25/2036		1,609	1,122

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	57

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.170% due 08/25/2035		$7,225	$7,380
Madison Park Funding Ltd.
0.507% due 05/10/2019		234	233
Magi Funding PLC
0.591% due 04/11/2021	EUR	3,081	4,196
MASTR Asset-Backed Securities Trust
0.394% due 03/25/2036		$4,500	2,449
0.654% due 10/25/2035		2,178	1,453
Merrill Lynch Mortgage Investors Trust
0.224% due 04/25/2047		2,449	1,391
0.264% due 03/25/2037		2,916	1,788
0.324% due 07/25/2037		2,096	1,072
0.334% due 03/25/2037		6,789	3,638
0.414% due 03/25/2037		16,900	9,171
0.604% due 02/25/2047		10,057	6,583
0.634% due 05/25/2036		2,400	2,111
Morgan Stanley ABS Capital, Inc. Trust
0.294% due 10/25/2036		1,760	1,037
0.304% due 11/25/2036		2,858	1,767
0.304% due 12/25/2036		1,359	712
0.354% due 02/25/2037		867	487
0.374% due 10/25/2036		1,924	1,145
0.404% due 08/25/2036		10,600	5,717
0.404% due 03/25/2037		3,552	1,889
Morgan Stanley Home Equity Loan Trust
0.504% due 04/25/2037		1,942	1,178
National Collegiate Student Loan Trust
0.414% due 02/26/2029		1,500	1,284
0.424% due 03/26/2029		500	432
New Century Home Equity Loan Trust
0.484% due 02/25/2036		3,000	2,573
NovaStar Mortgage Funding Trust
0.304% due 03/25/2037		1,858	885
0.364% due 01/25/2037		6,868	3,100
0.404% due 10/25/2036		2,084	959
Option One Mortgage Loan Trust
0.294% due 01/25/2037		7,605	4,422
RAAC Series
1.654% due 09/25/2047		3,200	2,378
Residential Asset Mortgage Products Trust
0.454% due 03/25/2036		3,000	2,255
0.774% due 05/25/2035		4,219	3,752
Residential Asset Securities Corp. Trust
0.304% due 08/25/2036		3,200	2,771
0.404% due 08/25/2036		3,900	2,851
0.474% due 01/25/2036		2,000	1,908
0.494% due 04/25/2037		9,400	6,310
0.564% due 01/25/2036		1,000	854
Rhodium BV
0.889% due 05/27/2084	EUR	775	1,024
Rise Ltd.
4.750% due 02/15/2039 (d)		$8,200	8,345
Saxon Asset Securities Trust
0.949% due 03/25/2035		2,273	2,059
Securitized Asset-Backed Receivables LLC Trust
0.404% due 03/25/2036		2,001	1,130
Specialty Underwriting & Residential Finance Trust
0.304% due 06/25/2037		1,102	647
0.424% due 04/25/2037		2,000	1,073
0.454% due 12/25/2036		8,100	6,279
5.850% due 02/25/2037		2,405	1,494
Structured Asset Investment Loan Trust
0.304% due 09/25/2036		2,097	1,607
0.314% due 05/25/2036		1,160	849
Structured Asset Securities Corp.
0.324% due 12/25/2036		5,500	4,472

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WG Horizons CLO
0.494% due 05/24/2019		$7,025	$6,947

Total Asset-Backed Securities (Cost $218,045)			253,061

SOVEREIGN ISSUES 5.4%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		5,000	5,106
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	288,225	112,771
10.000% due 01/01/2023		122	47
10.000% due 01/01/2025		94,800	35,268
Junta de Castilla y Leon
6.270% due 02/19/2018	EUR	2,700	4,322
6.505% due 03/01/2019		1,800	2,983
Slovenia Government International Bond
4.125% due 02/18/2019		$300	311
4.700% due 11/01/2016	EUR	15,000	22,476
5.250% due 02/18/2024		$4,700	4,887
Spain Government International Bond
2.100% due 04/30/2017	EUR	2,000	2,831
2.750% due 04/30/2019		34,085	49,001
3.750% due 10/31/2018		13,550	20,342
5.850% due 01/31/2022		17,790	29,724

Total Sovereign Issues (Cost $279,524)			290,069

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.2%
Health Care REIT, Inc.
6.500% due 04/20/2018 (c)		84,000	4,664
Wells Fargo & Co.
7.500% due 12/31/2049 (c)		7,750	9,091

			13,755

UTILITIES 0.1%
PPL Corp.
8.750% due 05/01/2014		53,150	2,908

Total Convertible Preferred Securities (Cost $12,380)			16,663

PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%
AgriBank FCB
6.875% due 01/01/2024 (c)		30,000	3,095
Citigroup Capital
7.875% due 10/30/2040		48,000	1,331
Farm Credit Bank of Texas
10.000% due 12/15/2020 (c)		13,000	15,767
GMAC Capital Trust
8.125% due 02/15/2040		146,600	4,002
SLM Corp. CPI Linked Security
3.502% due 03/15/2017		21,400	525

			24,720

INDUSTRIALS 0.0%
CoBank ACB
6.250% due 10/01/2022 (c)		25,000	2,542

Total Preferred Securities (Cost $24,236)			27,262

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.9%

CERTIFICATES OF DEPOSIT 0.8%
Credit Suisse
0.444% due 01/12/2015	$7,200	$7,201
0.556% due 08/24/2015	15,000	15,001
0.610% due 01/28/2016	7,350	7,357
Intesa Sanpaolo SpA
1.650% due 04/07/2015	15,000	15,005

		44,564

COMMERCIAL PAPER 0.8%
CNPC Finance
0.410% due 04/16/2014	10,000	9,998
Ford Motor Credit Co. LLC
0.840% due 06/02/2014	300	300
0.900% due 07/01/2014	300	300
Philip Morris International, Inc.
0.150% due 04/30/2014	30,000	29,996

		40,594

REPURCHASE AGREEMENTS (e) 0.2%
		11,493

SHORT-TERM NOTES 0.1%
Mid-America Apartments LP
6.250% due 06/15/2014	2,500	2,528

U.S. TREASURY BILLS 0.0%
0.120% due 09/25/2014 - 03/05/2015 (b)(h)	404	404

Total Short-Term Instruments (Cost $99,545)		99,583

Total Investments in Securities (Cost $5,277,428)		5,499,313

	SHARES
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%
PIMCO Short-Term Floating NAV Portfolio	1,294,732	12,954
PIMCO Short-Term Floating NAV Portfolio III	5,153	51

Total Short-Term Instruments (Cost $13,005)		13,005

Total Investments in Affiliates (Cost $13,005)		13,005

Total Investments 103.2% (Cost $5,290,433)		$5,512,318

Financial Derivative Instruments (g)(i) 0.3% (Cost or Premiums, net $(10,703))		16,136

Other Assets and Liabilities, net (3.5%)		(187,505)

Net Assets 100.0%		$5,340,949

58	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity, date shown represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	02/15/2039	02/11/2014	$8,262	$8,345	0.16%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	03/31/2014	04/01/2014	$9,300	U.S. Treasury Bonds 4.500% due 08/15/2039	$(9,527)	$9,300	$9,300
SSB	0.000%	03/31/2014	04/01/2014	2,193	Fannie Mae 2.260% due 10/17/2022	(2,237)	2,193	2,193

Total Repurchase Agreements						$(11,764)	$11,493	$11,493

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
FOB	(3.500%)	01/15/2014	01/14/2016	$(2,516)	$(2,497)
GRE	0.000%	04/01/2014	04/02/2014	(12,880)	(12,880)

Total Reverse Repurchase Agreements					$(15,377)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPG	0.020%	04/01/2014	04/02/2014	$(39,596)	$(39,599)
GSC	(0.050%)	04/01/2014	04/02/2014	(3,463)	(3,463)
	0.070%	03/27/2014	04/03/2014	(2,786)	(2,787)
	0.120%	03/28/2014	04/04/2014	(66,556)	(66,572)
MSC	0.010%	03/31/2014	04/01/2014	(103,835)	(103,835)
	0.050%	03/31/2014	04/01/2014	(3,468)	(3,469)

Total Sale-Buyback Transactions					$(219,725)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $371,068 at a weighted average interest rate of (0.005%).
(3)	Payable for sale-buyback transactions includes $18 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(f)	Securities with an aggregate market value of $234,161 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$9,300	$0	$0	$0	$9,300	$(9,527)	$(227)
FOB	0	(2,497)	0	0	(2,497)	2,516	19

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	59

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
GRE	$0	$(12,880)	$0	$0	$(12,880)	$12,831	$(49)
SSB	2,193	0	0	0	2,193	(2,237)	(44)

Master Securities Forward Transaction Agreement
BPG	0	0	(39,599)	0	(39,599)	39,495	(104)
GSC	0	0	(72,822)	0	(72,822)	72,403	(419)
MSC	0	0	(107,304)	0	(107,304)	106,916	(388)

Total Borrowings and Other Financing Transactions	$11,493	$(15,377)	$(219,725)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.000	05/23/2014	2,163	$(794)	$(818)
Call - CBOT U.S. Treasury 10-Year Note June Futures	125.500	05/23/2014	1,058	(288)	(241)
Call - CBOT U.S. Treasury 10-Year Note June Futures	126.000	05/23/2014	1,105	(430)	(180)
Put - CBOT U.S. Treasury 10-Year Note May Futures	122.500	04/25/2014	1,101	(350)	(296)
Call - CBOT U.S. Treasury 10-Year Note May Futures	125.500	04/25/2014	1,101	(344)	(92)

				$(2,206)	$(1,627)

Total Written Options				$(2,206)	$(1,627)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	Long	06/2014	77	$42	$0	$(49)
U.S. Treasury 5-Year Note June Futures	Long	06/2014	351	(321)	22	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	3,556	(1,504)	0	(225)

Total Futures Contracts				$(1,783)	$22	$(274)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
Mexico Government International Bond	1.000%	12/20/2018	0.774%	$15,000	$152	$163	$0	$(11)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-19 5-Year Index	(5.000%	)	12/20/2017	$1,800	$(160)	$(171)	$0	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.HY-19 5-Year Index	5.000%	12/20/2017	$	1,800	$161	$32	$4	$0
CDX.IG-19 5-Year Index	1.000%	12/20/2017		200	4	2	0	0
CDX.IG-21 5-Year Index	1.000%	12/20/2018		611,045	11,141	763	388	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019		50,700	794	62	39	0
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR	177,950	3,037	670	457	0
iTraxx Europe Crossover 20 5-Year Index	5.000%	12/20/2018		9,200	1,508	168	78	0

					$16,645	$1,697	$966	$0

60	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	0.800%	07/15/2014	$ 227,100	$(625)	$179	$0	$(4)
Pay	3-Month USD-LIBOR	1.500%	09/16/2016	822,000	1,341	2,829	283	0
Pay	3-Month USD-LIBOR	2.650%	07/31/2023	16,800	(83)	(39)	0	(18)
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD 36,700	298	424	31	0
Pay	6-Month AUD-BBR-BBSW	4.500%	06/15/2022	36,400	833	844	1	0
Receive	6-Month EUR-EURIBOR	0.400%	03/14/2015	EUR 318,000	(427)	178	46	0
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024	170,200	(1,817)	(2,583)	584	0
Receive	6-Month GBP-LIBOR	3.000%	09/17/2024	GBP 15,200	(78)	(138)	91	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY 14,000,000	(2,923)	(3,408)	148	0

					$(3,481)	$(1,714)	$1,184	$(22)

Total Swap Agreements					$13,156	$(25)	$2,150	$(36)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(h)	Securities with an aggregate market value of $39,548 and cash of $14,500 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$22	$2,150	$2,172	$(1,627)	$(274)	$(36)	$(1,937)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2014	AUD	5,131	$	4,618	$ 0	$ (141)
	05/2014	BRL	59,945		26,150	0	(43)
	07/2014		8,248		3,450	0	(99)

BPS	05/2014	$	32,831	MXN	439,929	756	0

BRC	04/2014	EUR	204,814	$	281,925	0	(236)
	04/2014	GBP	68,148		113,183	0	(430)
	05/2014	AUD	4,048		3,729	0	(17)
	05/2014	JPY	148,400		1,465	27	0
	07/2014	BRL	59,707		24,643	0	(1,047)

CBK	04/2014		9,982		4,411	12	0
	04/2014	EUR	3,108		4,275	0	(7)
	04/2014	$	4,261	BRL	9,982	138	0
	05/2014	JPY	6,978,078	$	68,429	806	0
	05/2014	MXN	1,258		94	0	(2)
	05/2014	$	4,745	EUR	3,437	0	(10)
	05/2014		4,530	GBP	2,724	10	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	61

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2014	$	1,347	JPY	137,200	$ 0	$ (17)
	05/2014		5	NOK	30	0	0
	06/2014	CAD	3,987	$	3,592	0	(8)
	07/2014	BRL	121,192		50,957	0	(1,188)

DUB	04/2014	AUD	1,184		1,079	0	(19)
	04/2014	BRL	11,310		4,998	13	0
	04/2014	GBP	1,549		2,588	6	0
	04/2014	$	1,670	AUD	1,868	63	0
	04/2014		4,741	BRL	11,310	243	0
	04/2014		2,296	EUR	1,652	0	(20)
	04/2014		16,571	GBP	9,921	0	(31)

FBF	04/2014	BRL	6,214	$	2,746	7	0
	04/2014	$	2,632	BRL	6,214	107	0
	04/2014		1,238	EUR	890	0	(12)
	06/2014	RUB	157,314	$	4,230	0	(168)

HUS	04/2014	GBP	2,935		4,883	0	(10)
	04/2014	$	25,805	EUR	18,778	67	(2)
	06/2014	BRL	135,344	$	56,961	0	(1,729)
	07/2014		1,675		705	0	(16)

JPM	04/2014	EUR	4,720		6,557	55	0
	04/2014	GBP	377		628	0	0
	04/2014	$	32,193	GBP	19,501	319	0
	05/2014		29,491		17,882	315	0
	06/2014		1,585	RUB	58,946	63	0
	07/2014	BRL	25,444	$	10,691	0	(258)
	04/2016	CNY	13,651		2,014	0	(160)
	04/2016	$	2,300	CNY	13,651	0	(126)

MSC	04/2014	ZAR	70,397	$	6,484	0	(189)
	06/2014	$	2,645	RUB	98,368	105	0

RBC	04/2014	GBP	3,023	$	5,046	7	0

RYL	04/2014	CNY	60,000		9,179	0	(515)
	04/2014	$	9,802	CNY	60,000	0	(108)
	04/2014		263,584	EUR	191,322	0	(10)
	04/2014		76,804	GBP	46,610	902	0
	05/2014	EUR	191,322	$	263,571	13	0
	05/2014	GBP	46,610		76,787	0	(901)

UAG	04/2014	BRL	71,770		30,246	0	(1,384)
	04/2014	$	30,328	BRL	71,770	1,335	(32)
	05/2014	MXN	296	$	22	0	(1)
	05/2014	$	22,452	BRL	53,667	998	0

Total Forward Foreign Currency Contracts						$ 6,367	$ (8,936)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	89,400	$7,087	$8,965

Total Purchased Options								$7,087	$8,965

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014	EUR	19,800	$(139)	$0

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	05/19/2014	$	27,750	(111)	(61)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.200%	05/19/2014		27,750	(133)	(44)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		375,400	(7,058)	(10,660)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	05/19/2014		27,750	(111)	(61)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.200%	05/19/2014		27,750	(133)	(44)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	05/19/2014		50,500	(237)	(110)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.200%	05/19/2014		50,500	(202)	(80)

								$(8,124)	$(11,060)

62	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	5,000	$(17)	$(6)

CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		17,900	(54)	(23)

DUB	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		27,800	(92)	(35)

JPM	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		68,100	(186)	(85)

MYC	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		10,100	(32)	(13)

							$(381)	$(162)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC USD versus RUB	RUB	39.050	06/11/2014	$	22,450	$(209)	$(72)

FBF	Call - OTC USD versus RUB		39.100	06/11/2014		11,400	(106)	(36)

UAG	Call - OTC USD versus BRL	BRL	2.551	06/12/2014		28,460	(296)	(67)
	Call - OTC USD versus BRL		2.515	06/13/2014		12,380	(122)	(41)

							$(733)	$(216)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$27,900	$(240)	$(26)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	21,200	(273)	(19)

						$(513)	$(45)

Total Written Options						$(9,751)	$(11,483)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Notional Amount in GBP	Premiums
Balance at 03/31/2013	294	$7,325,000	EUR 1,185,100	GBP 0	$(21,496)
Sales	10,706	5,052,990	571,200	19,000	(25,988)
Closing Buys	0	(4,010,500)	0	0	5,655
Expirations	(2,465)	(6,972,000)	(1,289,600)	(19,000)	26,351
Exercised	(2,007)	(684,300)	(318,000)	0	3,521

Balance at 03/31/2014	6,528	$711,190	EUR 148,700	GBP 0	$(11,957)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
					Notional Amount (3)				Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2016	0.953%	$	2,800	$(37)	$41	$ 4	$ 0
	Caterpillar, Inc.	1.000%	03/20/2016	0.125%		14,300	198	55	253	0
	China Government International Bond	1.000%	12/20/2018	0.821%		100	1	0	1	0
	Italy Government International Bond	1.000%	12/20/2018	1.248%		100	(5)	4	0	(1)
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		7,750	(10)	88	78	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		200	1	0	1	0
	New York State General Obligation Bonds, Series 2005	1.850%	03/20/2021	0.484%		1,100	0	97	97	0
	Potash Corp. of Saskatchewan, Inc.	1.000%	12/20/2015	0.138%		2,600	(12)	51	39	0
	Russia Government International Bond	1.000%	03/20/2016	1.510%		4,200	(56)	16	0	(40)
	Shell International Finance BV	1.000%	03/20/2016	0.133%	EUR	3,800	103	(11)	92	0
	Telefonica Emisiones S.A.U.	1.000%	06/20/2018	1.055%		700	(58)	56	0	(2)
	Toyota Motor Corp.	1.000%	03/20/2015	0.059%	$	18,000	24	148	172	0
	UPC Holding BV	5.000%	03/20/2019	2.540%	EUR	450	38	34	72	0
	Whirlpool Corp.	1.000%	09/20/2017	0.489%	$	4,300	(181)	258	77	0

BPS	Anheuser-Busch InBev Worldwide, Inc.	1.000%	12/20/2018	0.460%	EUR	3,700	146	(17)	129	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	63

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
					Notional Amount (3)				Asset	Liability
	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.221%	$	50,000	$841	$46	$ 887	$ 0
	Carlsberg Breweries A/S	1.000%	03/20/2019	0.879%	EUR	550	3	2	5	0
	Dow Chemical Co.	1.000%	06/20/2017	0.320%	$	3,100	(71)	140	69	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2018	1.108%		15,000	(385)	324	0	(61)
	Metro AG	1.000%	09/20/2014	0.252%		10,000	(44)	83	39	0
	Newmont Mining Corp.	1.000%	06/20/2018	1.495%		4,300	(134)	49	0	(85)
	Petrobras International Finance Co.	1.000%	06/20/2015	0.910%		2,500	(17)	21	4	0
	Petrobras International Finance Co.	1.000%	06/20/2019	2.568%		4,100	(315)	8	0	(307)
	Unitymedia KabelBW GmbH	5.000%	03/20/2019	2.416%	EUR	600	81	20	101	0
	Virgin Media Finance PLC	5.000%	03/20/2019	2.539%		2,500	274	124	398	0

BRC	BMW Finance NV	1.000%	06/20/2018	0.351%	$	500	6	8	14	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		800	(7)	13	6	0
	China Government International Bond	1.000%	12/20/2018	0.821%		16,550	205	(64)	141	0
	Ford Motor Co.	5.000%	06/20/2019	1.076%		5,900	1,149	10	1,159	0
	General Electric Capital Corp.	1.000%	06/20/2015	0.275%		25,000	211	20	231	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.569%		2,500	29	23	52	0
	Italy Government International Bond	1.000%	12/20/2018	1.248%		7,100	(354)	277	0	(77)
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		5,100	(24)	65	41	0
	Morgan Stanley	1.000%	12/20/2018	0.783%		7,500	11	66	77	0
	Russia Government International Bond	1.000%	03/20/2016	1.510%		7,800	(78)	3	0	(75)
	SoftBank Corp.	1.000%	12/20/2017	1.429%	JPY	60,000	(65)	56	0	(9)
	Statoil ASA	1.000%	06/20/2016	0.136%	$	8,600	168	1	169	0
	Telecom Italia SpA	1.000%	06/20/2019	2.201%	EUR	2,000	(175)	15	0	(160)
	Time Warner Cable, Inc.	1.000%	12/20/2015	0.204%	$	4,000	(39)	96	57	0
	Toyota Motor Corp.	1.000%	03/20/2015	0.059%		4,500	21	22	43	0
	Unitymedia KabelBW GmbH	5.000%	12/20/2020	3.083%	EUR	2,000	133	182	315	0
	UPC Holding BV	5.000%	03/20/2019	2.540%		5,000	421	373	794	0
	UPC Holding BV	5.000%	03/20/2021	3.335%		5,550	724	51	775	0
	UPC Holding BV	5.000%	09/20/2022	3.544%		1,800	103	147	250	0
	Virgin Media Finance PLC	5.000%	03/20/2019	2.539%		7,000	642	472	1,114	0
	Volkswagen International Finance NV	1.000%	06/20/2018	0.374%	$	500	5	9	14	0
	Whirlpool Corp.	1.000%	03/20/2019	0.835%		50	0	0	0	0

CBK	Anadarko Petroleum Corp.	1.000%	03/20/2017	0.492%		10,000	(245)	399	154	0
	BP Capital Markets America, Inc.	1.000%	12/20/2018	0.556%	EUR	10,000	274	15	289	0
	Carlsberg Breweries A/S	1.000%	03/20/2019	0.879%		1,850	12	3	15	0
	Dominion Resources, Inc.	0.670%	06/20/2015	0.077%	$	100	0	1	1	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		9,550	58	20	78	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%		3,500	(238)	60	0	(178)
	Spain Government International Bond	1.000%	12/20/2018	0.966%		4,800	(152)	161	9	0
	Telecom Italia SpA	1.000%	06/20/2019	2.201%	EUR	17,700	(1,543)	130	0	(1,413)
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.242%	$	2,000	(5)	39	34	0
	Virgin Media Finance PLC	5.000%	03/20/2019	2.539%	EUR	5,000	451	344	795	0

DUB	Berkshire Hathaway, Inc.	1.000%	03/20/2024	1.101%	$	10,000	(159)	77	0	(82)
	BNP Paribas S.A.	1.000%	03/20/2019	0.731%	EUR	5,600	75	29	104	0
	BP Capital Markets America, Inc.	1.000%	12/20/2018	0.556%		5,000	137	7	144	0
	China Government International Bond	1.000%	12/20/2018	0.821%	$	3,700	33	(1)	32	0
	Colombia Government International Bond	1.000%	03/20/2016	0.484%		1,800	11	8	19	0
	Commonwealth Bank of Australia	1.000%	03/20/2019	0.686%		10,000	107	47	154	0
	Community Health Systems, Inc.	5.000%	03/20/2019	3.002%		3,000	236	41	277	0
	Danone	1.000%	03/20/2016	0.173%		2,000	32	1	33	0
	Devon Energy Corp.	1.000%	06/20/2018	0.561%		3,500	(10)	75	65	0
	Dow Chemical Co.	1.000%	06/20/2017	0.320%		5,000	(100)	211	111	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		6,000	35	1	36	0
	HSBC Bank PLC	1.000%	03/20/2021	0.900%		20,000	26	109	135	0
	Italy Government International Bond	1.000%	03/20/2017	0.905%		25,400	(191)	270	79	0
	Italy Government International Bond	1.000%	12/20/2018	1.248%		1,800	(84)	64	0	(20)
	JPMorgan Chase & Co.	1.000%	03/20/2024	1.012%		6,200	(114)	110	0	(4)
	MetLife, Inc.	1.000%	03/20/2021	0.917%		10,000	(32)	88	56	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		2,000	7	13	20	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		26,050	137	76	213	0
	Morgan Stanley	1.000%	03/20/2021	1.074%		24,700	(220)	111	0	(109)
	Pacific Gas & Electric Co.	1.000%	09/20/2016	0.273%		20,000	(202)	570	368	0
	Petrobras International Finance Co.	1.000%	06/20/2015	0.910%		33,100	(94)	141	47	0
	Potash Corp. of Saskatchewan, Inc.	1.000%	12/20/2015	0.138%		13,500	(17)	223	206	0
	Russia Government International Bond	1.000%	03/20/2016	1.510%		1,100	(5)	(5)	0	(10)

64	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
					Notional Amount (3)				Asset	Liability
	Shell International Finance BV	1.000%	06/20/2016	0.138%	$	1,900	$38	$(1)	$37	$0
	Tenet Healthcare Corp.	5.000%	03/20/2019	3.047%		2,200	173	25	198	0

FBF	Anheuser-Busch InBev Worldwide, Inc.	1.000%	12/20/2018	0.460%	EUR	9,100	364	(45)	319	0
	Danone	1.000%	12/20/2015	0.155%		400	8	0	8	0
	Devon Energy Corp.	1.000%	06/20/2018	0.561%	$	3,170	(6)	65	59	0
	Encana Corp.	1.000%	03/20/2017	0.388%		13,000	(511)	751	240	0
	Encana Corp.	1.000%	09/20/2017	0.486%		1,500	(42)	69	27	0
	Lafarge S.A.	1.000%	03/20/2021	2.560%	EUR	1,100	(148)	2	0	(146)
	MetLife, Inc.	1.000%	03/20/2019	0.619%	$	2,000	25	12	37	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		3,600	10	27	37	0
	Pacific Gas & Electric Co.	1.000%	09/20/2016	0.273%		5,000	(50)	142	92	0
	Potash Corp. of Saskatchewan, Inc.	1.000%	12/20/2015	0.138%		1,500	(11)	34	23	0
	Statoil ASA	1.000%	06/20/2016	0.136%		3,000	58	0	58	0
	Telecom Italia SpA	1.000%	06/20/2019	2.201%	EUR	5,700	(496)	41	0	(455)
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.242%	$	2,700	(11)	58	47	0
	UPC Holding BV	5.000%	03/20/2019	2.540%	EUR	1,900	198	104	302	0
	Whirlpool Corp.	1.000%	09/20/2017	0.489%	$	7,000	(262)	387	125	0
	Whirlpool Corp.	1.000%	03/20/2019	0.835%		100	0	1	1	0

GST	Anadarko Petroleum Corp.	1.000%	12/20/2017	0.592%		10,000	(218)	371	153	0
	Anheuser-Busch InBev Worldwide, Inc.	1.000%	12/20/2018	0.460%	EUR	3,300	127	(11)	116	0
	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.251%	$	5,000	22	54	76	0
	BP Capital Markets America, Inc.	1.000%	06/20/2016	0.261%		5,500	49	43	92	0
	China Government International Bond	1.000%	12/20/2018	0.821%		11,850	134	(33)	101	0
	Forest Oil Corp.	5.000%	06/20/2018	9.017%		6,400	(144)	(650)	0	(794)
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	09/20/2017	0.830%		3,000	(106)	124	18	0
	Gilead Sciences, Inc.	1.000%	06/20/2017	0.657%		5,000	(19)	76	57	0
	HSBC Bank PLC	1.000%	03/20/2021	0.900%		12,000	31	50	81	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		6,350	(8)	72	64	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		9,650	29	50	79	0
	Pacific Gas & Electric Co.	1.000%	09/20/2016	0.273%		2,500	(25)	71	46	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%		6,500	(251)	(79)	0	(330)
	Shell International Finance BV	1.000%	03/20/2016	0.134%		3,200	66	(10)	56	0
	SoftBank Corp.	1.000%	12/20/2017	1.429%	JPY	150,000	(164)	141	0	(23)
	Teck Resources Ltd.	1.000%	06/20/2018	1.337%	$	10,000	(292)	158	0	(134)
	UPC Holding BV	5.000%	03/20/2021	3.335%	EUR	5,000	561	137	698	0
	Valeant Pharmaceuticals International	5.000%	06/20/2016	0.680%	$	3,000	(47)	344	297	0

HUS	Colombia Government International Bond	1.000%	03/20/2016	0.484%		3,000	16	16	32	0
	E.ON International Finance BV	1.000%	03/20/2016	0.337%		3,000	32	8	40	0
	Italy Government International Bond	1.000%	12/20/2016	0.851%		4,400	(43)	62	19	0
	Italy Government International Bond	1.000%	03/20/2017	0.905%		8,300	(56)	82	26	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		40,550	(72)	482	410	0
	Petrobras International Finance Co.	1.000%	06/20/2019	2.568%		5,400	(445)	40	0	(405)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		2,000	(141)	40	0	(101)
	Shell International Finance BV	1.000%	06/20/2016	0.138%		2,000	38	1	39	0
	Spain Government International Bond	1.000%	12/20/2018	0.966%		7,300	(234)	248	14	0
	Spain Government International Bond	1.000%	03/20/2019	1.002%		6,000	(45)	47	2	0
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.242%		10,000	(60)	233	173	0

JPM	Brazil Government International Bond	1.000%	12/20/2018	1.558%		20,000	(887)	391	0	(496)
	Caterpillar, Inc.	1.000%	03/20/2016	0.125%		5,200	71	21	92	0
	China Government International Bond	1.000%	12/20/2018	0.821%		13,450	154	(39)	115	0
	Danone	1.000%	12/20/2015	0.155%	EUR	14,200	269	25	294	0
	Dow Chemical Co.	1.000%	06/20/2017	0.320%	$	7,000	(168)	323	155	0
	Encana Corp.	1.000%	06/20/2018	0.622%		1,600	(37)	63	26	0
	Exelon Corp.	1.000%	06/20/2016	0.183%		40,000	(38)	782	744	0
	Ford Motor Credit Co. LLC	5.000%	03/20/2019	0.938%		5,500	1,046	18	1,064	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	03/20/2016	0.320%		5,000	(12)	81	69	0
	HSBC Bank PLC	1.000%	12/20/2018	0.630%	EUR	1,700	25	16	41	0
	Masco Corp.	5.000%	09/20/2020	1.765%	$	5,000	709	255	964	0
	Morgan Stanley	1.000%	03/20/2019	0.821%		600	0	5	5	0
	Newmont Mining Corp.	1.000%	06/20/2018	1.495%		3,200	(99)	36	0	(63)
	Petrobras International Finance Co.	1.000%	09/20/2015	1.074%		5,000	(143)	139	0	(4)
	Russia Government International Bond	1.000%	03/20/2016	1.510%		4,850	(31)	(15)	0	(46)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		7,300	(288)	(82)	0	(370)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	65

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
					Notional Amount (3)				Asset	Liability
	Shell International Finance BV	1.000%	03/20/2016	0.134%	$	16,300	$313	$(27)	$286	$0
	SoftBank Corp.	1.000%	12/20/2017	1.429%	JPY	110,000	(117)	101	0	(16)
	Sony Corp.	1.000%	03/20/2018	1.207%		1,340,000	(857)	756	0	(101)
	Verizon Communications, Inc.	1.000%	06/20/2019	0.624%	$	11,200	221	(5)	216	0

MYC	Barrick Gold Corp.	1.000%	06/20/2018	1.248%		25,000	(893)	648	0	(245)
	Brazil Government International Bond	1.000%	12/20/2018	1.558%		25,300	(1,223)	595	0	(628)
	Dow Chemical Co.	1.000%	06/20/2017	0.320%		19,500	(421)	853	432	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	09/20/2017	0.830%		8,000	(144)	193	49	0
	Italy Government International Bond	1.000%	12/20/2018	1.248%		17,500	(815)	626	0	(189)
	Italy Government International Bond	1.000%	06/20/2019	1.316%		13,400	(194)	4	0	(190)
	Lafarge S.A.	1.000%	12/20/2020	2.500%	EUR	1,800	(312)	89	0	(223)
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	$	19,200	(70)	264	194	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		22,450	173	11	184	0
	RZD Capital Ltd.	1.000%	03/20/2016	2.252%		1,500	(33)	(3)	0	(36)
	Spain Government International Bond	1.000%	12/20/2018	0.966%		16,200	(955)	985	30	0
	Teck Resources Ltd.	1.000%	03/20/2021	2.378%		10,000	(521)	(318)	0	(839)

RYL	Canadian Natural Resources Ltd.	1.000%	09/20/2015	0.091%		800	(4)	15	11	0
	General Electric Capital Corp.	1.000%	03/20/2015	0.255%		1,300	(37)	47	10	0
	Pacific Gas & Electric Co.	1.000%	09/20/2016	0.273%		2,500	(26)	72	46	0

SOG	Shell International Finance BV	1.000%	03/20/2016	0.133%	EUR	1,600	44	(5)	39	0
	Statoil ASA	1.000%	06/20/2016	0.136%	$	8,600	164	5	169	0

UAG	Anadarko Petroleum Corp.	1.000%	03/20/2017	0.492%		10,000	(241)	394	153	0
	Russia Government International Bond	1.000%	06/20/2015	1.281%		5,000	(76)	60	0	(16)
	Shell International Finance BV	1.000%	03/20/2016	0.133%	EUR	3,500	96	(11)	85	0
	Statoil ASA	1.000%	06/20/2016	0.136%	$	5,000	100	(2)	98	0
	Time Warner Cable, Inc.	1.000%	12/20/2015	0.204%		15,000	(88)	300	212	0

							$(5,582)	$18,425	$21,326	$(8,483)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (4)
								Asset	Liability
BRC	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019	JPY	540,000	$34	$12	$46	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	1,053,600	$(90)	$2,264	$2,174	$0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		36,000	22	31	53	0

CBK	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		91,000	105	83	188	0

DUB	Receive	3-Month USD-CPURNSA Index	1.775%	01/29/2016	$	29,900	1	25	26	0

FBF	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	5,400	27	442	469	0

66	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	JPY	510,000	$170	$(430)	$0	$(260)

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	15,600	169	1,188	1,357	0
	Pay	1-Year BRL-CDI	8.720%	01/02/2017	BRL	44,000	(76)	(1,293)	0	(1,369)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	956,700	(602)	2,576	1,974	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		106,000	79	76	155	0

HUS	Pay	1-Year BRL-CDI	8.645%	01/02/2017	BRL	47,100	87	(1,593)	0	(1,506)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	1,404,200	(517)	3,414	2,897	0
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021		100,100	243	379	622	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		36,700	34	19	53	0

JPM	Pay	1-Year BRL-CDI	12.850%	01/04/2021	BRL	40,000	16	109	125	0
	Pay	6-Month AUD-BBR-BBSW	4.750%	06/15/2022	AUD	3,700	(23)	173	150	0

MYC	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	7,200	(8)	634	626	0
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	6,400	(2)	15	13	0

UAG	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		170,500	80	272	352	0

							$(285)	$8,384	$11,234	$(3,135)

Total Swap Agreements							$(5,833)	$26,821	$32,606	$(11,618)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(j)	Securities with an aggregate market value of $3,011 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$886	$886	$(283)	$(6)	$(43)	$(332)	$554	$(380)	$174
BPS	756	0	1,632	2,388	0	0	(453)	(453)	1,935	(1,030)	905
BRC	27	0	7,525	7,552	(1,730)	0	(321)	(2,051)	5,501	(5,600)	(99)
CBK	966	0	1,563	2,529	(1,232)	(173)	(1,591)	(2,996)	(467)	1,373	906
DUB	325	8,965	2,360	11,650	(70)	(10,872)	(225)	(11,167)	483	(140)	343
FBF	114	0	1,844	1,958	(180)	(36)	(861)	(1,077)	881	(810)	71
GLM	0	0	3,486	3,486	0	0	(1,369)	(1,369)	2,117	(2,180)	(63)
GST	0	0	1,934	1,934	0	0	(1,281)	(1,281)	653	0	653
HUS	67	0	4,327	4,394	(1,757)	0	(2,012)	(3,769)	625	(1,140)	(515)
JPM	752	0	4,346	5,098	(544)	(85)	(1,096)	(1,725)	3,373	(2,880)	493
MSC	105	0	0	105	(189)	0	0	(189)	(84)	(384)	(468)
MYC	0	0	1,528	1,528	0	(203)	(2,350)	(2,553)	(1,025)	(1,453)	(2,478)
RBC	7	0	0	7	0	0	0	0	7	0	7
RYL	915	0	67	982	(1,534)	0	0	(1,534)	(552)	751	199
SOG	0	0	208	208	0	0	0	0	208	(260)	(52)
UAG	2,333	0	900	3,233	(1,417)	(108)	(16)	(1,541)	1,692	(1,710)	(18)

Total Over the Counter	$6,367	$8,965	$32,606	$47,938	$(8,936)	$(11,483)	$(11,618)	$(32,037)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	67

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$22	$22
Swap Agreements	0	966	0	0	1,184	2,150

	$0	$966	$0	$0	$1,206	$2,172

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,367	$0	$6,367
Purchased Options	0	0	0	0	8,965	8,965
Swap Agreements	0	21,372	0	0	11,234	32,606

	$0	$21,372	$0	$6,367	$20,199	$47,938

	$0	$22,338	$0	$6,367	$21,405	$50,110

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,627	$1,627
Futures	0	0	0	0	274	274
Swap Agreements	0	14	0	0	22	36

	$0	$14	$0	$0	$1,923	$1,937

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,936	$0	$8,936
Written Options	0	162	0	216	11,105	11,483
Swap Agreements	0	8,483	0	0	3,135	11,618

	$0	$8,645	$0	$9,152	$14,240	$32,037

	$0	$8,659	$0	$9,152	$16,163	$33,974

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$776	$776
Futures	0	0	0	0	5,752	5,752
Swap Agreements	0	(17,004)	0	0	(18,008)	(35,012)

	$0	$(17,004)	$0	$0	$(11,480)	$(28,484)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(20,099)	$0	$(20,099)
Written Options	0	2,023	0	573	19,065	21,661
Swap Agreements	0	54,180	0	0	(50,945)	3,235

	$0	$56,203	$0	$(19,526)	$(31,880)	$4,797

	$0	$39,199	$0	$(19,526)	$(43,360)	$(23,687)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$534	$534
Futures	0	0	0	0	(13,798)	(13,798)
Swap Agreements	0	18,636	0	0	817	19,453

	$0	$18,636	$0	$0	$(12,447)	$6,189

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(27,283)	$0	$(27,283)
Purchased Options	0	0	0	0	1,102	1,102
Written Options	0	220	0	221	(9,755)	(9,314)
Swap Agreements	0	(21,583)	0	0	(16,846)	(38,429)

	$0	$(21,363)	$0	$(27,062)	$(25,499)	$(73,924)

	$0	$(2,727)	$0	$(27,062)	$(37,946)	$(67,735)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

68	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$114,208	$23,113	$137,321
Corporate Bonds & Notes
Banking & Finance	0	1,619,449	24,504	1,643,953
Industrials	0	910,000	91,297	1,001,297
Utilities	0	371,749	5,187	376,936
Convertible Bonds & Notes
Banking & Finance	0	703	0	703
Municipal Bonds & Notes
California	0	34,744	0	34,744
Colorado	0	8,520	0	8,520
Louisiana	0	3,007	0	3,007
New York	0	12,914	0	12,914
Ohio	0	2,817	0	2,817
Texas	0	22,628	0	22,628
Washington	0	2,216	0	2,216
U.S. Government Agencies	0	10,062	0	10,062
U.S. Treasury Obligations	0	1,325,445	0	1,325,445
Mortgage-Backed Securities	0	230,112	0	230,112
Asset-Backed Securities	0	244,716	8,345	253,061
Sovereign Issues	0	290,069	0	290,069
Convertible Preferred Securities
Banking & Finance	13,755	0	0	13,755
Utilities	2,908	0	0	2,908
Preferred Securities
Banking & Finance	8,953	15,767	0	24,720
Industrials	0	2,542	0	2,542
Short-Term Instruments
Certificates of Deposit	0	44,564	0	44,564

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Commercial Paper	$0	$40,594	$0	$40,594
Repurchase Agreements	0	11,493	0	11,493
Short-Term Notes	0	2,528	0	2,528
U.S. Treasury Bills	0	404	0	404
	$25,616	$5,321,251	$152,446	$5,499,313

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$13,005	$0	$0	$13,005

Total Investments	$38,621	$5,321,251	$152,446	$5,512,318

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	22	2,150	0	2,172
Over the counter	0	47,641	297	47,938
	$22	$49,791	$297	$50,110

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(274)	(1,663)	0	(1,937)
Over the counter	0	(31,992)	(45)	(32,037)
	$(274)	$(33,655)	$(45)	$(33,974)

Totals	$38,369	$5,337,387	$152,698	$5,528,454

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2014 (2)
Investments in Securities, at Value
Bank Loan Obligations	$42,615	$19,848	$(42,651)	$(1)	$(216)	$(487)	$4,005	$0	$23,113	$15
Corporate Bonds & Notes
Banking & Finance	51,238	9,000	(24,097)	(34)	1,387	(1,115)	52	(11,927)	24,504	(147)
Industrials	158,686	16,625	(80,394)	(419)	(342)	(2,859)	0	0	91,297	(471)
Utilities	4,881	5,000	(408)	22	(17)	(253)	0	(4,038)	5,187	(208)
Asset-Backed Securities	24,040	8,262	(23,821)	42	1,347	(1,525)	0	0	8,345	84

	$281,460	$58,735	$(171,371)	$(390)	$2,159	$(6,239)	$4,057	$(15,965)	$152,446	$(727)

Financial Derivative Instruments - Assets
Over the counter	$253	$0	$0	$0	$0	$44	$0	$0	$297	$44

Financial Derivative Instruments - Liabilities
Over the counter	$(89)	$0	$0	$0	$0	$44	$0	$0	$(45)	$44

Totals	$281,624	$58,735	$(171,371)	$(390)	$2,159	$(6,151)	$4,057	$(15,965)	$152,698	$(639)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	69

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

March 31, 2014

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$19,108	Benchmark Pricing	Base Price	101.75
	4,005	Third-Party Vendor	Broker Quote	100.75
Corporate Bonds & Notes
Banking & Finance	13,525	Benchmark Pricing	Base Price	83.00-100.00
	10,979	Third-Party Vendor	Broker Quote	103.75-112.11
Industrials	91,297	Third-Party Vendor	Broker Quote	100.25-117.00
Utilities	4,513	Benchmark Pricing	Base Price	95.62
	674	Third-Party Vendor	Broker Quote	113.50
Asset-Backed Securities	8,345	Benchmark Pricing	Base Price	101.75

Financial Derivative Instruments - Assets
Over the counter	297	Indicative Market Quotation	Broker Quote	9.72

Financial Derivative Instruments - Liabilities
Over the counter	(45)	Indicative Market Quotation	Broker Quote	0.09-0.10

Total	$152,698

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

70	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long Duration Total Return Fund

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.6%

BANK LOAN OBLIGATIONS 0.5%
H.J. Heinz Co.
3.500% due 06/05/2020		$23,795	$23,957

Total Bank Loan Obligations (Cost $23,742)			23,957

CORPORATE BONDS & NOTES 42.1%

BANKING & FINANCE 13.4%
AIG SunAmerica Global Financing
6.900% due 03/15/2032		735	949
American International Group, Inc.
6.250% due 05/01/2036		8,280	10,299
6.765% due 11/15/2017	GBP	367	703
6.820% due 11/15/2037		$1,680	2,212
8.175% due 05/15/2068		3,400	4,484
Asian Development Bank
5.820% due 06/16/2028		500	615
Aviation Loan Trust
2.343% due 12/15/2022		5,015	4,712
Banco Bradesco S.A.
2.336% due 05/16/2014		19,400	19,407
Banco del Estado de Chile
2.000% due 11/09/2017		12,000	11,957
Banco do Brasil S.A.
3.875% due 10/10/2022		13,200	12,309
Banco Santander Chile
3.875% due 09/20/2022		5,820	5,674
Bank of America Corp.
0.566% due 08/15/2016		100	99
0.588% due 05/30/2014	EUR	2,500	3,445
4.000% due 04/01/2024 (a)		$11,000	11,011
7.750% due 04/30/2018	GBP	1,900	3,796
7.750% due 05/14/2038		$400	529
Bank of America N.A.
6.000% due 10/15/2036		12,790	15,303
Bank One Corp.
7.625% due 10/15/2026		95	122
8.000% due 04/29/2027		100	131
Barclays Bank PLC
10.179% due 06/12/2021		11,560	15,558
BBVA Bancomer S.A.
6.500% due 03/10/2021		3,900	4,236
Berkshire Hathaway, Inc.
4.500% due 02/11/2043		22,400	22,288
BNP Paribas S.A.
5.186% due 06/29/2015 (c)		3,100	3,197
Citigroup, Inc.
6.125% due 08/25/2036		7,000	7,682
6.625% due 06/15/2032		4,250	4,901
6.675% due 09/13/2043		4,900	5,758
8.125% due 07/15/2039		12,200	17,702
CME Group, Inc.
5.300% due 09/15/2043		3,515	3,948
Commonwealth Bank of Australia
5.000% due 10/15/2019		1,900	2,122
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
11.000% due 06/30/2019 (c)		8,200	10,906
Credit Agricole S.A.
8.375% due 10/13/2019 (c)		10,000	11,400
Deutsche Annington Finance BV
5.000% due 10/02/2023		3,100	3,224
Fidelity National Financial, Inc.
5.500% due 09/01/2022		700	747

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First American Financial Corp.
4.300% due 02/01/2023		$4,500	$4,420
FMR LLC
4.950% due 02/01/2033		3,000	3,146
5.150% due 02/01/2043		3,300	3,426
Ford Holdings LLC
9.300% due 03/01/2030		10,000	14,289
General Electric Capital Corp.
5.875% due 01/14/2038		9,600	11,356
6.150% due 08/07/2037		4,455	5,421
6.375% due 11/15/2067		250	276
6.750% due 03/15/2032		18,880	24,343
Goldman Sachs Group, Inc.
5.750% due 01/24/2022		16,500	18,742
6.125% due 02/15/2033		350	407
6.450% due 05/01/2036		900	1,002
6.750% due 10/01/2037		20,185	23,195
7.250% due 04/10/2028	GBP	2,000	4,337
HBOS PLC
6.000% due 11/01/2033		$2,600	2,713
6.750% due 05/21/2018		8,500	9,650
HCP, Inc.
6.750% due 02/01/2041		800	1,032
Health Care REIT, Inc.
5.125% due 03/15/2043		12,400	12,746
HSBC Bank USA N.A.
5.625% due 08/15/2035		400	443
5.875% due 11/01/2034		230	261
7.000% due 01/15/2039		19,550	25,332
ING Bank NV
1.635% due 06/09/2014		15,600	15,642
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		8,600	8,278
JPMorgan Chase & Co.
4.250% due 10/15/2020		7,000	7,498
4.350% due 08/15/2021		10,000	10,737
6.125% due 04/30/2024 (c)		7,000	6,920
7.900% due 04/30/2018 (c)		1,400	1,589
LBG Capital PLC
15.000% due 12/21/2019	GBP	6,200	15,070
15.000% due 12/21/2019	EUR	500	1,053
LeasePlan Corp. NV
2.500% due 05/16/2018		$2,800	2,784
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^		1,200	288
Lloyds Bank PLC
12.000% due 12/16/2024 (c)		3,500	4,798
MetLife, Inc.
5.700% due 06/15/2035		5,500	6,394
Morgan Stanley
6.625% due 04/01/2018		5,000	5,835
New York Life Insurance Co.
6.750% due 11/15/2039		2,500	3,267
North American Development Bank
4.375% due 02/11/2020		10,625	11,491
Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040		10,000	12,065
Pacific Life Insurance Co.
9.250% due 06/15/2039		14,800	21,816
Regions Financial Corp.
7.375% due 12/10/2037		4,000	4,595
Resona Bank Ltd.
5.850% due 04/15/2016 (c)		100	108
Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 (c)		9,190	9,925
SAFG Retirement Services, Inc.
5.600% due 07/31/2097		700	718

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017	$1,000	$1,041
5.717% due 06/16/2021	3,200	3,246
6.125% due 02/07/2022	10,000	10,326
SLM Corp.
5.625% due 08/01/2033	6,400	5,696
8.000% due 03/25/2020	3,900	4,505
Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039	8,900	11,719
Vnesheconombank Via VEB Finance PLC
6.800% due 11/22/2025	2,300	2,300
Wachovia Bank N.A.
5.850% due 02/01/2037	1,050	1,268
6.600% due 01/15/2038	18,061	23,847
Wachovia Corp.
5.625% due 10/15/2016	100	111
Wells Fargo & Co.
7.980% due 03/15/2018 (c)	3,200	3,652
Weyerhaeuser Co.
7.375% due 03/15/2032	18,900	24,359

		630,904

INDUSTRIALS 18.1%
21st Century Fox America, Inc.
6.150% due 02/15/2041	9,800	11,567
6.200% due 12/15/2034	300	351
6.650% due 11/15/2037	5,000	6,127
AbbVie, Inc.
2.900% due 11/06/2022	6,800	6,559
Actavis, Inc.
4.625% due 10/01/2042	600	576
ADT Corp.
4.125% due 06/15/2023	12,700	11,394
ALROSA Finance S.A.
7.750% due 11/03/2020	800	852
Altria Group, Inc.
9.950% due 11/10/2038	3,074	4,947
America Movil S.A.B. de C.V.
6.125% due 03/30/2040	5,000	5,693
6.375% due 03/01/2035	700	810
Amgen, Inc.
5.650% due 06/15/2042	19,800	22,033
6.375% due 06/01/2037	2,500	3,022
6.400% due 02/01/2039	5,000	6,094
6.900% due 06/01/2038	1,200	1,533
AngloGold Ashanti Holdings PLC
6.500% due 04/15/2040	8,100	7,070
Barrick Gold Corp.
5.800% due 11/15/2034	10	10
Barrick International Barbados Corp.
6.350% due 10/15/2036	10,490	10,328
Barrick North America Finance LLC
5.700% due 05/30/2041	6,100	5,926
Barrick PD Australia Finance Pty. Ltd.
5.950% due 10/15/2039	1,300	1,295
Boston Scientific Corp.
7.375% due 01/15/2040	12,750	16,904
Burlington Northern Santa Fe LLC
6.530% due 07/15/2037	200	243
Cameron International Corp.
5.950% due 06/01/2041	8,100	9,053
Canadian Natural Resources Ltd.
5.850% due 02/01/2035	2,090	2,341
6.500% due 02/15/2037	250	306
CC Holdings GS LLC
3.849% due 04/15/2023	2,300	2,242

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	71

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cenovus Energy, Inc.
6.750% due 11/15/2039	$6,400	$7,974
CenterPoint Energy Resources Corp.
5.850% due 01/15/2041	4,600	5,495
Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	1,300	1,478
Comcast Corp.
6.400% due 03/01/2040	4,000	4,942
6.550% due 07/01/2039	1,150	1,440
7.050% due 03/15/2033	7,590	9,889
Conoco Funding Co.
7.250% due 10/15/2031	10	14
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	3,000	3,030
Corp. Nacional del Cobre de Chile
7.500% due 01/15/2019	200	241
COX Communications, Inc.
6.450% due 12/01/2036	400	431
8.375% due 03/01/2039	16,438	21,696
Crown Americas LLC
6.250% due 02/01/2021	10,000	10,875
Crown Castle Towers LLC
6.113% due 01/15/2040	1,100	1,263
CSX Corp.
6.150% due 05/01/2037	800	958
CVS Pass-Through Trust
4.704% due 01/10/2036	6,472	6,698
5.789% due 01/10/2026	2,650	2,943
5.926% due 01/10/2034	2,467	2,754
6.036% due 12/10/2028	132	149
7.507% due 01/10/2032	19,706	24,325
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	19,927	28,830
Devon Energy Corp.
4.750% due 05/15/2042	12,000	11,942
5.600% due 07/15/2041	4,000	4,446
7.950% due 04/15/2032	6,905	9,478
Devon Financing Corp. LLC
7.875% due 09/30/2031	3,755	5,122
Dow Chemical Co.
9.400% due 05/15/2039	15,000	23,774
Eaton Corp.
4.150% due 11/02/2042	7,900	7,408
Ecopetrol S.A.
5.875% due 09/18/2023	5,500	6,023
El Paso Pipeline Partners Operating Co. LLC
4.700% due 11/01/2042	1,300	1,165
Eli Lilly & Co.
5.550% due 03/15/2037	35	40
Enbridge Energy Partners LP
6.300% due 12/15/2034	900	978
Encana Corp.
6.500% due 02/01/2038	9,550	11,499
6.625% due 08/15/2037	8,400	10,032
Energy Transfer Partners LP
6.625% due 10/15/2036	5,200	5,891
Enterprise Products Operating LLC
5.750% due 03/01/2035	600	671
5.950% due 02/01/2041	1,500	1,723
6.125% due 10/15/2039	800	937
6.875% due 03/01/2033	10,000	12,645
Ford Motor Co.
7.450% due 07/16/2031	7,400	9,520
Freeport-McMoRan Copper & Gold, Inc.
3.875% due 03/15/2023	3,200	3,066
5.450% due 03/15/2043	15,800	15,593

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Georgia-Pacific LLC
5.400% due 11/01/2020	$1,900	$2,134
7.750% due 11/15/2029	80	106
8.000% due 01/15/2024	1,750	2,304
8.875% due 05/15/2031	5,700	8,320
Gerdau Holdings, Inc.
7.000% due 01/20/2020	1,100	1,227
Gerdau Trade, Inc.
5.750% due 01/30/2021	100	103
Hess Corp.
7.300% due 08/15/2031	1,300	1,648
HJ Heinz Finance Co.
7.125% due 08/01/2039	7,850	8,419
KeySpan Corp.
5.803% due 04/01/2035	120	135
Kinder Morgan Energy Partners LP
5.800% due 03/15/2035	4,450	4,740
6.500% due 09/01/2039	7,000	7,972
6.950% due 01/15/2038	7,470	8,974
7.300% due 08/15/2033	3,000	3,691
Kraft Foods Group, Inc.
6.500% due 02/09/2040	21,000	26,213
Kroger Co.
6.900% due 04/15/2038	9,600	11,930
7.500% due 04/01/2031	200	255
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	1,400	1,334
McDonald’s Corp.
5.700% due 02/01/2039	55	65
McKesson Corp.
2.700% due 12/15/2022	3,500	3,267
Meccanica Holdings USA, Inc.
6.250% due 01/15/2040	2,900	2,639
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (c)	10,000	10,150
NBCUniversal Media LLC
6.400% due 04/30/2040	9,500	11,794
Newmont Mining Corp.
6.250% due 10/01/2039	16,700	16,222
ONEOK Partners LP
6.125% due 02/01/2041	7,915	8,916
Pemex Project Funding Master Trust
6.625% due 06/15/2035	520	580
6.625% due 06/15/2038	3,600	3,942
Petro-Canada
5.950% due 05/15/2035	300	346
Petrobras International Finance Co.
6.750% due 01/27/2041	7,500	7,306
6.875% due 01/20/2040	15,900	15,828
7.875% due 03/15/2019	10,500	12,032
Pfizer, Inc.
7.200% due 03/15/2039	2,330	3,245
Philip Morris International, Inc.
3.600% due 11/15/2023	1,800	1,797
6.375% due 05/16/2038	2,400	2,972
PPG Industries, Inc.
5.500% due 11/15/2040	6,800	7,653
Pride International, Inc.
7.875% due 08/15/2040	8,100	11,443
QVC, Inc.
5.950% due 03/15/2043	3,500	3,583
Reynolds American, Inc.
6.150% due 09/15/2043	1,500	1,698
7.250% due 06/15/2037	200	249
Rockies Express Pipeline LLC
6.850% due 07/15/2018	200	208
6.875% due 04/15/2040	7,500	6,844

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 07/15/2038	$4,100	$3,844
SES S.A.
3.600% due 04/04/2023	4,600	4,471
5.300% due 04/04/2043	3,800	3,856
Stanley Black & Decker, Inc.
5.200% due 09/01/2040	2,035	2,201
Suncor Energy, Inc.
6.500% due 06/15/2038	800	992
6.850% due 06/01/2039	2,500	3,226
Sunoco Logistics Partners Operations LP
4.950% due 01/15/2043	2,000	1,902
Target Corp.
7.000% due 01/15/2038	3,058	4,047
Teck Resources Ltd.
6.000% due 08/15/2040	5,000	5,012
6.250% due 07/15/2041	2,110	2,186
Telefonica Emisiones S.A.U.
7.045% due 06/20/2036	7,100	8,646
Tennessee Gas Pipeline Co. LLC
7.000% due 10/15/2028	3,000	3,692
7.625% due 04/01/2037	4,720	6,226
8.375% due 06/15/2032	3,600	4,820
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	1,000	1,140
Texas Eastern Transmission LP
7.000% due 07/15/2032	3,250	4,122
Time Warner Cable, Inc.
5.875% due 11/15/2040	1,000	1,087
6.550% due 05/01/2037	14,450	16,836
6.750% due 06/15/2039	2,700	3,211
7.300% due 07/01/2038	1,225	1,535
Time Warner, Inc.
6.100% due 07/15/2040	14,180	16,398
6.500% due 11/15/2036	8,662	10,303
7.700% due 05/01/2032	70	94
Topaz Solar Farms LLC
4.875% due 09/30/2039	6,100	6,013
TransCanada PipeLines Ltd.
7.625% due 01/15/2039	6,000	8,406
Transocean, Inc.
6.800% due 03/15/2038	14,100	15,257
U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	6,600	6,649
4.625% due 12/03/2026	6,677	6,994
5.900% due 04/01/2026	3,842	4,293
United Airlines Pass-Through Trust
4.000% due 10/11/2027 (a)	2,000	2,020
4.300% due 02/15/2027	14,500	14,944
UST LLC
5.750% due 03/01/2018	600	683
Vale Overseas Ltd.
6.875% due 11/21/2036	1,210	1,295
6.875% due 11/10/2039	4,300	4,619
8.250% due 01/17/2034	3,800	4,617
Viacom, Inc.
4.375% due 03/15/2043	473	422
Wal-Mart Stores, Inc.
6.500% due 08/15/2037	22,676	29,460
Williams Cos., Inc.
8.750% due 03/15/2032	309	373
Williams Partners LP
6.300% due 04/15/2040	2,200	2,508
Yum! Brands, Inc.
6.875% due 11/15/2037	26	32

		855,370

72	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 10.6%
AEP Texas Central Co.
6.650% due 02/15/2033	$1,800	$2,230
AGL Capital Corp.
5.875% due 03/15/2041	9,600	11,428
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	5,400	6,332
Allegheny Energy Supply Co. LLC
6.750% due 10/15/2039	11,500	11,388
Anadarko Finance Co.
7.500% due 05/01/2031	20,222	25,815
AT&T, Inc.
5.350% due 09/01/2040	29,422	30,174
6.300% due 01/15/2038	13,750	15,695
6.500% due 09/01/2037	50	58
British Telecommunications PLC
9.625% due 12/15/2030	730	1,131
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	5,900	6,402
Cleco Power LLC
6.000% due 12/01/2040	4,700	5,518
CMS Energy Corp.
6.250% due 02/01/2020	2,500	2,937
ConocoPhillips Canada Funding Co.
5.950% due 10/15/2036	5,000	6,149
Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	9,190	12,041
Duke Energy Carolinas LLC
6.050% due 04/15/2038	2,000	2,493
Duke Energy Florida, Inc.
3.850% due 11/15/2042	4,600	4,204
6.350% due 09/15/2037	200	255
Duke Energy Ohio, Inc.
5.400% due 06/15/2033	110	121
Duke Energy Progress, Inc.
6.300% due 04/01/2038	800	1,032
Electricite de France
5.625% due 01/22/2024 (c)	9,800	9,882
Entergy Mississippi, Inc.
3.100% due 07/01/2023	5,000	4,806
Exelon Generation Co. LLC
6.250% due 10/01/2039	9,500	10,525
FirstEnergy Corp.
7.375% due 11/15/2031	8,950	10,307
FirstEnergy Solutions Corp.
6.800% due 08/15/2039	11,200	11,799
Florida Power & Light Co.
5.625% due 04/01/2034	100	119
5.850% due 02/01/2033	60	72
5.950% due 02/01/2038	200	243
5.960% due 04/01/2039	5,000	6,114
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	6,800	6,069
Gazprom OAO Via Gaz Capital S.A.
4.950% due 02/06/2028	8,400	7,245
7.288% due 08/16/2037	2,900	3,002
8.146% due 04/11/2018	1,050	1,192
9.250% due 04/23/2019	225	267
Indiana Michigan Power Co.
6.050% due 03/15/2037	800	928
Kentucky Utilities Co.
5.125% due 11/01/2040	5,900	6,635
Koninklijke KPN NV
8.375% due 10/01/2030	3,000	4,054
Majapahit Holding BV
7.875% due 06/29/2037	2,900	3,226

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MidAmerican Energy Holdings Co.
6.125% due 04/01/2036	$2,305	$2,766
6.500% due 09/15/2037	5,300	6,576
NGPL PipeCo LLC
7.768% due 12/15/2037	11,795	11,058
Niagara Mohawk Power Corp.
4.119% due 11/28/2042	3,500	3,228
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016	1,500	1,553
Ohio Power Co.
5.850% due 10/01/2035	100	116
6.000% due 06/01/2016	20	22
6.600% due 02/15/2033	30	37
6.600% due 03/01/2033	65	81
Oncor Electric Delivery Co. LLC
7.250% due 01/15/2033	3,000	4,001
Orange S.A.
9.000% due 03/01/2031	4,875	7,068
Pacific Gas & Electric Co.
5.400% due 01/15/2040	1,500	1,648
6.350% due 02/15/2038	13,200	16,236
PacifiCorp
5.750% due 04/01/2037	60	72
6.000% due 01/15/2039	2,040	2,533
6.100% due 08/01/2036	60	74
Petroleos Mexicanos
6.500% due 06/02/2041	23,400	25,740
Plains All American Pipeline LP
2.850% due 01/31/2023	12,400	11,552
PPL Electric Utilities Corp.
5.200% due 07/15/2041	1,600	1,813
Progress Energy, Inc.
7.750% due 03/01/2031	3,500	4,795
PSEG Power LLC
8.625% due 04/15/2031	600	852
Public Service Co. of Colorado
6.250% due 09/01/2037	235	303
Public Service Electric & Gas Co.
5.800% due 05/01/2037	145	176
Puget Energy, Inc.
6.000% due 09/01/2021	10,500	12,117
Qtel International Finance Ltd.
5.000% due 10/19/2025	900	943
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	850	922
Rosneft Finance S.A.
6.625% due 03/20/2017	500	538
7.500% due 07/18/2016	1,100	1,196
Shell International Finance BV
3.625% due 08/21/2042	1,600	1,428
Sierra Pacific Power Co.
6.750% due 07/01/2037	3,600	4,709
Southern California Edison Co.
5.625% due 02/01/2036	2,000	2,347
6.000% due 01/15/2034	3,600	4,431
Telecom Italia Capital S.A.
7.721% due 06/04/2038	3,900	4,193
Verizon Communications, Inc.
5.150% due 09/15/2023	9,800	10,746
5.850% due 09/15/2035	3,062	3,402
6.400% due 09/15/2033	51,400	61,205
6.550% due 09/15/2043	19,300	23,572
6.900% due 04/15/2038	16,100	20,007
7.350% due 04/01/2039	1,512	1,969
Virginia Electric and Power Co.
6.000% due 01/15/2036	20	25

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vodafone Group PLC
6.150% due 02/27/2037	$10,410	$11,844

		499,782

Total Corporate Bonds & Notes (Cost $1,820,498)		1,986,056

MUNICIPAL BONDS & NOTES 6.9%

CALIFORNIA 3.3%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	6,000	7,739
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	12,100	16,229
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	20,035	26,832
7.500% due 04/01/2034	200	270
7.550% due 04/01/2039	100	139
California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	7,900	11,035
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	6,800	8,483
Calleguas-Las Virgenes Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	1,200	1,325
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2038	300	301
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	5,000	6,774
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	2,500	2,901
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	8,600	10,632
Los Angeles Department of Airports, California Revenue Bonds, Series 2012
5.000% due 05/15/2035	3,020	3,208
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	200	266
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	130	168
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
6.538% due 07/01/2039	10,000	10,922
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	500	568
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	900	1,095
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	1,900	2,488
Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	500	610
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	1,400	1,892

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	73

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	$2,400	$2,573
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	7,800	9,708
Santa Clara Valley Transportation Authority, California Revenue Bonds, (BABs), Series 2010
5.876% due 04/01/2032	3,905	4,514
University of California Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	11,550	14,536
University of California Revenue Bonds, (BABs), Series 2010
6.296% due 05/15/2050	3,750	4,347
6.548% due 05/15/2048	4,300	5,313

		154,868

COLORADO 0.1%
Colorado State Certificates of Participation Bonds, (BABs), Series 2009
6.650% due 09/15/2045	1,000	1,196
Denver, Colorado Airport System City & County Revenue Bonds, Series 2011
5.250% due 11/15/2022	2,550	2,942
Denver, Colorado Airport System City & County Revenue Notes, Series 2011
5.000% due 11/15/2020	1,000	1,140

		5,278

GEORGIA 0.1%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	4,800	5,339

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	600	710

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	150	128

MICHIGAN 0.3%
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	11,100	12,400

MISSISSIPPI 0.1%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,100	3,756

NEW YORK 0.9%
JPMorgan Chase Putters/Drivers Trust, New York Revenue Bonds, Series 2008
9.995% due 06/15/2031	2,000	2,473
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	6,800	8,781
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.271% due 12/01/2037	4,000	4,907

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.572% due 11/01/2038	$200	$234
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 02/01/2035	200	217
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2009
5.750% due 06/15/2041	10,650	12,726
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	1,200	1,279
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.628% due 03/15/2039	700	811
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	300	331
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	8,675	8,134

		39,893

OHIO 0.6%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	16,480	22,354
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	4,625	5,988
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	323
JobsOhio Beverage System Revenue Bonds, Series 2013
4.532% due 01/01/2035	1,400	1,352

		30,017

PENNSYLVANIA 0.1%
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	600	608
6.765% due 06/01/2040	2,900	2,938

		3,546

TEXAS 1.4%
Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	1,300	1,442
Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (BABs), Series 2009
6.629% due 02/15/2038	13,900	15,462
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
6.249% due 12/01/2034	6,900	7,554
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	5,450	6,521
Dallas County, Texas Hospital District General Obligation Bonds, (BABs), Series 2009
5.621% due 08/15/2044	2,100	2,432
JPMorgan Chase Putters/Drivers Trust, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2008
10.079% due 02/15/2031	1,300	1,648
JPMorgan Chase Putters/Drivers Trust, Texas Revenue Bonds, Series 2008
9.982% due 02/01/2027	1,000	1,246
10.080% due 10/01/2031	2,400	3,081

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.718% due 02/01/2041	$1,000	$1,190
6.308% due 02/01/2037	2,500	2,759
Texas State General Obligation Bonds, (BABs), Series 2009
6.072% due 10/01/2029	2,000	2,308
Texas Transportation Commission Revenue Bonds, Series 2010
5.028% due 04/01/2026	15,600	17,718
5.178% due 04/01/2030	3,200	3,659

		67,020

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,215	1,762

Total Municipal Bonds & Notes (Cost $285,962)		324,717

U.S. GOVERNMENT AGENCIES 21.9%
Fannie Mae
0.000% due 06/01/2017 - 05/15/2030	124,562	100,272
0.214% due 07/25/2037	52	50
0.284% due 03/25/2036	15	14
0.354% due 10/27/2037	2,400	2,394
0.554% due 09/25/2032	59	59
1.332% due 06/01/2043	271	278
1.714% due 06/01/2035	1,631	1,717
1.791% due 10/01/2035	1,141	1,213
1.830% due 04/01/2035	724	771
1.925% due 06/01/2035	1,262	1,353
1.952% due 12/01/2034	1,048	1,123
2.174% due 09/01/2035	86	91
2.277% due 12/01/2033	57	60
2.300% due 05/25/2035	1,430	1,470
2.485% due 11/01/2034	2,084	2,224
2.501% due 08/01/2035	143	152
3.314% due 09/25/2020	20,000	20,737
3.765% due 12/01/2025	58,300	60,948
4.000% due 02/25/2019	53	56
5.000% due 08/25/2033	51	57
5.208% due 11/01/2035	44	46
5.500% due 04/25/2033 - 09/25/2035	3,619	4,121
5.625% due 04/17/2028 - 07/15/2037	47,925	59,796
5.900% due 07/25/2042	16	18
6.000% due 03/01/2027 - 04/18/2036	15,965	17,512
6.080% due 09/01/2028	1,800	2,240
6.210% due 08/06/2038	12,900	17,504
6.250% due 05/15/2029	14,400	18,985
6.625% due 11/15/2030 (h)	10,860	14,964
6.649% due 05/25/2032	17	17
8.100% due 08/12/2019	200	262
Federal Farm Credit Bank
5.125% due 07/09/2029	500	562
5.750% due 12/07/2028	20	24
Federal Home Loan Bank
6.640% due 12/13/2016	50	58
Financing Corp.
0.000% due 02/08/2018 - 09/26/2019	68,974	64,634
Freddie Mac
0.000% due 03/15/2031	13,400	6,542

74	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.305% due 07/15/2019 - 10/15/2020	$403	$402
0.385% due 02/15/2019	172	172
0.555% due 01/15/2033	10	10
0.655% due 09/15/2030	4	4
1.332% due 10/25/2044 - 02/25/2045	80	81
2.267% due 10/01/2035	122	131
2.476% due 06/01/2035	48	51
2.565% due 04/01/2035	143	152
4.000% due 06/15/2041	12,109	11,958
5.000% due 12/15/2022 - 12/01/2038	2,880	3,097
5.400% due 03/17/2021	500	549
5.500% due 02/15/2024	70	73
6.000% due 06/15/2035 - 10/01/2037	19,012	21,255
6.250% due 07/15/2032	1,500	2,008
6.500% due 10/25/2043	117	129
6.750% due 03/15/2031	10,100	14,101
8.250% due 06/01/2016	130	151
Ginnie Mae
1.625% due 05/20/2030	126	131
5.000% due 03/20/2040	9,971	11,015
Israel Government AID Bond
0.000% due 05/15/2020 - 11/01/2024	45,126	33,537
5.500% due 09/18/2023 - 09/18/2033	117,456	140,325
Residual Funding Corp. Strips
0.000% due 10/15/2019 - 04/15/2030	358,302	223,118
Resolution Funding Corp. Strips
0.000% due 01/15/2025 - 07/15/2029	48,108	30,934
Small Business Administration
5.290% due 12/01/2027	882	962
5.510% due 11/01/2027	245	270
Tennessee Valley Authority
4.625% due 09/15/2060	25,700	25,257
4.875% due 01/15/2048	4,050	4,257
5.375% due 04/01/2056	14,983	17,113
5.880% due 04/01/2036	21,400	26,260
6.235% due 07/15/2045	1,022	1,145
7.125% due 05/01/2030	45,000	61,313

Total U.S. Government Agencies (Cost $964,285)		1,032,285

U.S. TREASURY OBLIGATIONS 24.0%
U.S. Treasury Bonds
2.750% due 11/15/2042 (f)(h)	188,700	160,778
2.875% due 05/15/2043	19,100	16,672
3.125% due 11/15/2041 (f)(j)	76,600	71,011
3.125% due 02/15/2042 (f)	134,800	124,795
3.125% due 02/15/2043 (f)(h)	134,700	123,987
3.625% due 08/15/2043 (f)(h)	70,900	71,775
3.750% due 11/15/2043 (f)	111,600	115,558
3.875% due 08/15/2040	8,700	9,274
4.375% due 05/15/2041 (f)	60,300	69,713
5.000% due 05/15/2037	6,100	7,661
5.500% due 08/15/2028	1,200	1,535
U.S. Treasury Inflation Protected Securities (b)
0.750% due 02/15/2042	15,837	13,827
1.250% due 07/15/2020	26,812	28,919
1.375% due 02/15/2044	24,085	24,626
U.S. Treasury Notes
2.750% due 11/15/2023 (f)	1,800	1,808

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Strips
0.000% due 11/15/2032	$52,000	$26,743
0.000% due 05/15/2033	8,800	4,433
0.000% due 11/15/2033	18,800	9,279
0.000% due 05/15/2034	10,700	5,176
0.000% due 02/15/2036	29,600	13,667
0.000% due 05/15/2037	134,800	59,035
0.000% due 11/15/2039 (j)	231,700	91,358
0.000% due 05/15/2040	19,850	7,670
0.000% due 08/15/2040	43,900	16,757
0.000% due 11/15/2040	110,700	41,889
0.000% due 05/15/2042	1,300	459
0.000% due 08/15/2042	17,880	6,231
0.000% due 11/15/2042	15,700	5,407

Total U.S. Treasury Obligations (Cost $1,172,742)		1,130,043

MORTGAGE-BACKED SECURITIES 3.1%
1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035	6,000	6,740
American Home Mortgage Assets Trust
1.054% due 11/25/2046	2,628	1,440
American Home Mortgage Investment Trust
2.330% due 02/25/2045	33	33
Banc of America Funding Corp.
2.623% due 05/25/2035	42	43
2.683% due 02/20/2036	1,698	1,700
2.807% due 01/20/2047 ^	100	78
Banc of America Mortgage Trust
6.500% due 09/25/2033	3	3
Banc of America Re-REMIC Trust
5.680% due 02/24/2051	5,258	5,660
5.720% due 12/24/2049	8,800	9,785
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.877% due 07/10/2042	213	214
Bear Stearns Adjustable Rate Mortgage Trust
2.030% due 11/25/2034	94	91
2.250% due 08/25/2035	591	602
2.430% due 10/25/2035	285	281
2.505% due 05/25/2034	10	10
2.533% due 03/25/2035	217	220
2.560% due 03/25/2035	2,025	2,059
2.654% due 10/25/2035	289	290
2.744% due 11/25/2030	109	111
2.761% due 02/25/2034	36	35
2.976% due 05/25/2047 ^	3,297	2,775
Bear Stearns Alt-A Trust
2.601% due 11/25/2036	259	183
2.671% due 11/25/2036	404	302
2.676% due 09/25/2035	10,770	9,563
Chase Mortgage Finance Trust
2.549% due 03/25/2037	1,061	985
5.500% due 11/25/2035	5,000	4,965
Citigroup Mortgage Loan Trust, Inc.
0.224% due 01/25/2037	96	60
0.954% due 08/25/2035	531	435
2.200% due 09/25/2035	408	408
2.290% due 09/25/2035	293	291
2.510% due 10/25/2035	198	196
Cobalt Commercial Mortgage Trust
5.484% due 04/15/2047	482	530
Countrywide Alternative Loan Trust
0.344% due 09/25/2046 ^	2,827	2,219
0.352% due 12/20/2046	1,841	1,347
0.367% due 03/20/2046	423	316

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.434% due 02/25/2037	$198	$155
5.500% due 03/25/2036	206	168
6.250% due 08/25/2037 ^	295	245
Countrywide Home Loan Mortgage Pass-Through Trust
0.384% due 05/25/2035	189	163
0.474% due 03/25/2035	592	450
2.376% due 02/20/2036	352	279
2.417% due 02/20/2036	280	267
2.498% due 11/25/2034	266	249
2.500% due 02/20/2035	113	110
2.518% due 04/20/2035	64	65
2.527% due 11/20/2034	48	46
2.672% due 08/25/2034	263	249
2.854% due 08/25/2034	93	84
5.250% due 05/25/2035	240	181
Credit Suisse First Boston Mortgage Securities Corp.
2.312% due 07/25/2033	73	74
2.575% due 08/25/2033	36	36
DBUBS Mortgage Trust
1.505% due 07/12/2044	8,126	8,248
DLJ Mortgage Acceptance Corp.
4.622% due 11/25/2023	12	12
Downey Savings & Loan Association Mortgage Loan Trust
0.416% due 08/19/2045	304	273
First Horizon Mortgage Pass-Through Trust
2.613% due 08/25/2035	87	83
2.625% due 12/25/2034	18	18
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	4,789	5,253
GS Mortgage Securities Trust
4.473% due 03/10/2044	2,600	2,834
GSR Mortgage Loan Trust
2.651% due 09/25/2035	221	223
5.021% due 11/25/2035	43	43
HarborView Mortgage Loan Trust
0.336% due 07/19/2046	3,761	2,666
0.346% due 01/19/2038	1,052	892
0.396% due 03/19/2036	362	266
2.732% due 07/19/2035	412	362
IndyMac Mortgage Loan Trust
0.354% due 06/25/2047	1,357	1,053
2.518% due 12/25/2034	55	51
2.545% due 04/25/2037	279	212
2.723% due 04/25/2037 ^	593	442
JPMorgan Chase Commercial Mortgage Securities Trust
4.106% due 07/15/2046	11,400	12,310
5.429% due 12/12/2043	600	649
JPMorgan Mortgage Trust
2.663% due 07/25/2035	8,226	8,381
3.319% due 02/25/2035	21	22
LB-UBS Commercial Mortgage Trust
5.020% due 08/15/2029	493	497
5.866% due 09/15/2045	2,416	2,733
MASTR Adjustable Rate Mortgages Trust
0.364% due 04/25/2046	1,163	881
2.649% due 11/21/2034	460	472
MASTR Alternative Loan Trust
5.500% due 01/25/2025	224	226
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.595% due 12/15/2030	156	148
0.855% due 11/15/2031	134	134
Merrill Lynch Floating Trust
0.692% due 07/09/2021	1,408	1,406
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036	687	628

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	75

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.404% due 11/25/2035	$17	$16
1.154% due 10/25/2035	35	33
1.596% due 10/25/2035	167	164
2.193% due 05/25/2033	45	43
2.379% due 02/25/2034	27	27
2.795% due 07/25/2034	365	362
2.960% due 05/25/2033	20	21
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.894% due 08/12/2049	3,700	4,140
Morgan Stanley Capital Trust
5.332% due 12/15/2043	485	527
Prime Mortgage Trust
0.554% due 02/25/2034	9	8
Residential Accredit Loans, Inc. Trust
0.364% due 04/25/2046	335	167
6.000% due 06/25/2036	143	116
Residential Asset Securitization Trust
0.554% due 01/25/2046 ^	392	217
Structured Adjustable Rate Mortgage Loan Trust
0.374% due 05/25/2037	461	336
1.526% due 01/25/2035	149	121
2.379% due 12/25/2034	536	532
2.508% due 08/25/2035	63	59
Structured Asset Mortgage Investments Trust
0.364% due 04/25/2036	1,907	1,426
0.374% due 05/25/2036	424	319
0.406% due 07/19/2035	140	132
0.434% due 02/25/2036	897	706
0.464% due 12/25/2035	15	12
0.816% due 10/19/2034	58	56
Structured Asset Securities Corp.
2.484% due 12/25/2033	58	58
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.227% due 01/25/2032	20	19
2.516% due 02/25/2032	25	25
Wachovia Bank Commercial Mortgage Trust
0.235% due 06/15/2020	610	605
5.398% due 07/15/2041	134	135
WaMu Mortgage Pass-Through Certificates
0.424% due 12/25/2045	165	156
0.444% due 10/25/2045	2,189	2,028
0.464% due 01/25/2045	115	111
0.829% due 02/25/2047	1,260	1,032
0.829% due 03/25/2047	739	598
0.859% due 01/25/2047	5	4
0.889% due 04/25/2047	2,640	2,382
1.129% due 08/25/2046	3,973	3,437
1.531% due 08/25/2042	4	4
2.051% due 12/25/2036 ^	675	586
2.283% due 05/25/2046	70	61
2.284% due 09/25/2046	42	40
2.284% due 10/25/2046	12	11
2.284% due 11/25/2046	120	115
2.324% due 02/25/2037 ^	988	835
2.408% due 03/25/2034	432	436
Washington Mutual Mortgage Loan Trust
1.328% due 05/25/2041	31	31
Washington Mutual MSC Mortgage Pass-Through Certificates
1.099% due 05/25/2046	956	717
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043	13,100	14,140
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 03/25/2036	1,802	1,806
2.615% due 01/25/2035	47	47

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.618% due 09/25/2034	$207	$213

Total Mortgage-Backed Securities (Cost $132,122)		147,381

ASSET-BACKED SECURITIES 0.8%
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	7,057	7,113
Amortizing Residential Collateral Trust
0.734% due 07/25/2032	1	1
Asset-Backed Securities Corp. Home Equity Loan Trust
0.429% due 09/25/2034	9	9
Bayview Financial Acquisition Trust
5.660% due 12/28/2036	144	145
Bear Stearns Asset-Backed Securities Trust
2.930% due 07/25/2036	198	190
2.958% due 10/25/2036	63	62
Centex Home Equity Loan Trust
4.680% due 06/25/2032	252	262
Citigroup Mortgage Loan Trust, Inc.
0.214% due 07/25/2045	23	18
Countrywide Asset-Backed Certificates
0.334% due 09/25/2036	223	216
0.634% due 12/25/2031	11	8
Credit-Based Asset Servicing and Securitization LLC
0.224% due 01/25/2037 ^	40	17
0.274% due 07/25/2037	40	25
1.054% due 07/25/2035	342	319
4.677% due 04/25/2037	1,250	1,122
Equity One Mortgage Pass-Through Trust
5.199% due 07/25/2034	925	939
First NLC Trust
0.224% due 08/25/2037	27	14
GE-WMC Mortgage Securities Trust
0.194% due 08/25/2036	2	1
GSAMP Trust
0.224% due 12/25/2036	10	5
Lehman ABS Mortgage Loan Trust
0.244% due 06/25/2037	26	15
Long Beach Mortgage Loan Trust
0.714% due 10/25/2034	5	4
MESA Trust
0.954% due 12/25/2031	61	55
New Century Home Equity Loan Trust
0.894% due 08/25/2034	17	16
1.234% due 01/25/2034	474	442
4.892% due 08/25/2035	432	453
Residential Asset Securities Corp. Trust
5.010% due 04/25/2033	741	793
Rise Ltd.
4.750% due 02/15/2039 (d)	6,900	7,022
Securitized Asset-Backed Receivables LLC Trust
0.284% due 05/25/2037 ^	79	52
SLM Student Loan Trust
0.739% due 10/25/2017	2,280	2,283
1.739% due 04/25/2023	18,323	18,924
Soundview Home Loan Trust
0.234% due 06/25/2037	18	10

Total Asset-Backed Securities (Cost $38,513)		40,535

SOVEREIGN ISSUES 4.1%
Albania Government International Bond
0.000% due 08/31/2025	4,800	3,034
Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/2020	13,700	14,745

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 06/10/2019		$2,100	$2,383
Brazil Government International Bond
7.875% due 03/07/2015		5,000	5,325
Canada Housing Trust
2.650% due 03/15/2022	CAD	19,700	17,901
Colombia Government International Bond
6.125% due 01/18/2041		$8,700	9,809
7.375% due 09/18/2037		720	927
Mexico Government International Bond
5.125% due 01/15/2020		3,200	3,568
5.550% due 01/21/2045		350	373
5.750% due 10/12/2110		10,400	10,270
5.950% due 03/19/2019		18,800	21,902
6.050% due 01/11/2040		7,425	8,483
6.750% due 09/27/2034		138	169
Province of Ontario
4.200% due 06/02/2020	CAD	16,100	15,977
4.700% due 06/02/2037		700	712
Province of Quebec
5.750% due 12/01/2036		57,100	64,913
Qatar Government International Bond
6.400% due 01/20/2040		$10,700	12,761

Total Sovereign Issues (Cost $196,930)			193,252

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
American International Group, Inc.		3,712	186

Total Common Stocks (Cost $108)			186

CONVERTIBLE PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Wells Fargo & Co.
7.500% due 12/31/2049 (c)		7,300	8,563

Total Convertible Preferred Securities (Cost $6,263)			8,563

PREFERRED SECURITIES 0.0%

UTILITIES 0.0%
Entergy Louisiana LLC
4.700% due 06/01/2063		20,000	407
SCE Trust
5.750% due 03/15/2024 (c)		43,000	1,101

Total Preferred Securities (Cost $1,475)			1,508

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (e) 0.0%
			1,211

Total Short-Term Instruments (Cost $1,211)			1,211

Total Investments in Securities (Cost $4,643,851)			4,889,694

76	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.3%

SHORT-TERM INSTRUMENTS 5.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.3%
PIMCO Short-Term Floating NAV Portfolio	24,784,890	$247,973

Total Short-Term Instruments (Cost $247,959)		247,973

Total Investments in Affiliates (Cost $247,959)		247,973

MARKET VALUE (000S)
Total Investments 108.9% (Cost $4,891,810)	$5,137,667

Financial Derivative Instruments (g)(i) 0.0% (Cost or Premiums, net $(932))	2,301

Other Assets and Liabilities, net (8.9%)	(423,413)

Net Assets 100.0%	$4,716,555

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	02/15/2039	02/11/2014	$6,952	$7,022	0.15%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$1,211	Fannie Mae 2.260% due 10/17/2022	$(1,238)	$1,211	$1,211

Total Repurchase Agreements						$(1,238)	$1,211	$1,211

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.100%	03/28/2014	04/04/2014	$(26,469)	$(26,469)
RDR	0.140%	03/12/2014	04/16/2014	(154,121)	(154,133)
SAL	0.100%	03/20/2014	04/03/2014	(84,252)	(84,255)

Total Reverse Repurchase Agreements					$(264,857)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.130%	03/21/2014	04/08/2014	$(13,376)	$(13,384)
	0.140%	03/24/2014	04/10/2014	(301)	(302)
	0.140%	03/28/2014	04/11/2014	(822)	(823)
BPG	0.100%	03/26/2014	04/09/2014	(7,832)	(7,838)
	0.140%	03/27/2014	04/03/2014	(24,313)	(24,318)
FOB	0.120%	03/21/2014	04/04/2014	(7,018)	(7,021)
GSC	0.080%	03/24/2014	04/07/2014	(8,301)	(8,305)
	0.130%	03/04/2014	04/07/2014	(34,843)	(34,866)
	0.130%	03/06/2014	04/08/2014	(63,803)	(63,851)
	0.130%	03/10/2014	04/10/2014	(685)	(685)

Total Sale-Buyback Transactions					$(161,393)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $465,662 at a weighted average interest rate of 0.115%.
(3)	Payable for sale-buyback transactions includes $85 of deferred price drop on sale-buyback transactions.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	77

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	5.000%	04/01/2044	$12,000	$(13,091)	$(13,086)
Fannie Mae	6.000%	04/01/2044	5,000	(5,571)	(5,573)
Freddie Mac	5.500%	04/01/2044	1,000	(1,097)	(1,100)

Total Short Sales				$(19,759)	$(19,759)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(f)	Securities with an aggregate market value of $429,326 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(26,469)	$0	$0	$(26,469)	$25,887	$(582)
RDR	0	(154,133)	0	0	(154,133)	151,771	(2,362)
SAL	0	(84,255)	0	0	(84,255)	82,834	(1,421)
SSB	1,211	0	0	0	1,211	(1,238)	(27)

Master Securities Forward Transaction Agreement
BCY	0	0	(14,509)	(1,100)	(15,609)	14,226	(1,383)
BPG	0	0	(32,156)	0	(32,156)	31,647	(509)
DEU	0	0	0	(5,573)	(5,573)	0	(5,573)
FOB	0	0	(7,021)	(13,086)	(20,107)	7,041	(13,066)
GSC	0	0	(107,707)	0	(107,707)	106,846	(861)

Total Borrowings and Other Financing Transactions	$1,211	$(264,857)	$(161,393)	$(19,759)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	Long	06/2015	3,713	$1,843	$232	$0
U.S. Treasury 30-Year Bond June Futures	Long	06/2014	40	44	0	(13)

Total Futures Contracts				$1,887	$232	$(13)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(h)	Securities with an aggregate market value of $1,871 and cash of $142 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$232	$0	$232	$0		$(13)	$0	$(13)

78	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	05/2014		BRL	20,885	$		9,154	$28	$0

BRC	04/2014		EUR	777			1,078	8	0
	05/2014		BRL	11,843			5,187	12	0

CBK	04/2014	$		1,070		EUR	777	0	0
	06/2014		CAD	104,129	$		93,807	0	(210)

DUB	06/2014		GBP	9,139			15,204	0	(24)

GLM	06/2014			4,133			6,925	38	0

HUS	04/2014		CNY	56,844			8,933	0	(251)

RYL	04/2014	$		9,247		CNY	56,844	0	(64)

UAG	04/2014		BRL	34,070	$		14,364	0	(652)
	04/2014	$		13,988		BRL	34,070	1,028	0
	05/2014			14,254			34,070	634	0

Total Forward Foreign Currency Contracts								$1,748	$(1,201)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750%	06/16/2014	$	35,400	$(224)	$(153)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050%	06/16/2014		35,400	(460)	(243)

								$(684)	$(396)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	40,800	$(368)	$(38)

Total Written Options							$(1,052)	$(434)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at 03/31/2013	0	$788,900	$(3,749)
Sales	2,903	4,352,300	(15,776)
Closing Buys	0	(2,463,200)	4,048
Expirations	(2,903)	(1,654,500)	10,741
Exercised	0	(911,900)	3,684

Balance at 03/31/2014	0	$111,600	$(1,052)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Goldman Sachs Group, Inc.	1.000%	06/20/2014	0.331%	$	9,500	$43	$(26)	$17	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	79

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	28-Day MXN-TIIE	8.300%	02/07/2019	MXN	211,800	$152	$1,913	$2,065	$0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		19,000	(51)	(26)	0	(77)

HUS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		9,000	(24)	(12)	0	(36)

							$77	$1,875	$2,065	$(113)

Total Swap Agreements							$120	$1,849	$2,082	$(113)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(j)	Securities with an aggregate market value of $675 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BPS	$28	$0	$0	$28	$0	$0	$0	$0	$28	$0	$28
BRC	20	0	2,065	2,085	0	0	(77)	(77)	2,008	(2,015)	(7)
CBK	0	0	0	0	(210)	(38)	0	(248)	(248)	0	(248)
DUB	0	0	17	17	(24)	0	0	(24)	(7)	(60)	(67)
GLM	38	0	0	38	0	(396)	0	(396)	(358)	336	(22)
HUS	0	0	0	0	(251)	0	(36)	(287)	(287)	339	52
RYL	0	0	0	0	(64)	0	0	(64)	(64)	0	(64)
UAG	1,662	0	0	1,662	(652)	0	0	(652)	1,010	(1,010)	0

Total Over the Counter	$1,748	$0	$2,082	$3,830	$(1,201)	$(434)	$(113)	$(1,748)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$232	$232

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,748	$0	$1,748
Swap Agreements	0	17	0	0	2,065	2,082

	$0	$17	$0	$1,748	$2,065	$3,830

	$0	$17	$0	$1,748	$2,297	$4,062

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,201	$0	$1,201
Written Options	0	0	0	0	434	434
Swap Agreements	0	0	0	0	113	113

	$0	$0	$0	$1,201	$547	$1,748

	$0	$0	$0	$1,201	$560	$1,761

80	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,250	$1,250
Futures	0	0	0	0	3,510	3,510
Swap Agreements	0	1	0	0	(20,854)	(20,853)

	$0	$1	$0	$0	$(16,094)	$(16,093)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,409)	$0	$(1,409)
Written Options	0	0	0	0	7,132	7,132
Swap Agreements	0	60	0	0	4,410	4,470

	$0	$60	$0	$(1,409)	$11,542	$10,193

	$0	$61	$0	$(1,409)	$(4,552)	$(5,900)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,863	$1,863

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,526	$0	$1,526
Written Options	0	0	0	0	(1,235)	(1,235)
Swap Agreements	0	(26)	0	0	(861)	(887)

	$0	$(26)	$0	$1,526	$(2,096)	$(596)

	$0	$(26)	$0	$1,526	$(233)	$1,267

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$23,957	$0	$23,957
Corporate Bonds & Notes
Banking & Finance	0	626,192	4,712	630,904
Industrials	0	812,761	42,609	855,370
Utilities	0	499,782	0	499,782
Municipal Bonds & Notes
California	0	154,868	0	154,868
Colorado	0	5,278	0	5,278
Georgia	0	5,339	0	5,339
Illinois	0	710	0	710
Iowa	0	128	0	128
Michigan	0	12,400	0	12,400
Mississippi	0	3,756	0	3,756
New York	0	39,893	0	39,893
Ohio	0	30,017	0	30,017
Pennsylvania	0	3,546	0	3,546
Texas	0	67,020	0	67,020
West Virginia	0	1,762	0	1,762
U.S. Government Agencies	0	1,032,285	0	1,032,285
U.S. Treasury Obligations	0	1,130,043	0	1,130,043
Mortgage-Backed Securities	0	141,721	5,660	147,381
Asset-Backed Securities	0	26,399	14,136	40,535
Sovereign Issues	0	190,218	3,034	193,252
Common Stocks
Financials	186	0	0	186
Convertible Preferred Securities
Banking & Finance	8,563	0	0	8,563
Preferred Securities
Utilities	1,508	0	0	1,508

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short-Term Instruments
Repurchase Agreements	$0	$1,211	$0	$1,211
	$10,257	$4,809,286	$70,151	$4,889,694

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$247,973	$0	$0	$247,973

Total Investments	$258,230	$4,809,286	$70,151	$5,137,667

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(19,759)	$0	$(19,759)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	232	0	0	232
Over the counter	0	3,830	0	3,830
	$232	$3,830	$0	$4,062

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(13)	0	0	(13)
Over the counter	0	(1,710)	(38)	(1,748)
	$(13)	$(1,710)	$(38)	$(1,761)

Totals	$258,449	$4,791,647	$70,113	$5,120,209

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	81

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

March 31, 2014

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2014 (2)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,088	$0	$(462)	$33	$31	$22	$0	$0	$4,712	$20
Industrials	17,752	27,600	(368)	(20)	(16)	604	0	(2,943)	42,609	678
Mortgage-Backed Securities	6,016	0	(41)	(8)	(4)	(303)	0	0	5,660	(301)
Asset-Backed Securities	7,855	6,952	(640)	29	31	(91)	0	0	14,136	(47)
Sovereign Issues	2,568	0	0	142	0	324	0	0	3,034	323
Preferred Securities
Banking & Finance	334	0	(460)	0	(4)	130	0	0	0	0

	$39,613	$34,552	$(1,971)	$176	$38	$686	$0	$(2,943)	$70,151	$673

Financial Derivative Instruments - Liabilities
Over the counter	(73)	0	0	0	0	35	0	0	(38)	35

Totals	$39,540	$34,552	$(1,971)	$176	$38	$721	$0	$(2,943)	$70,113	$708

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$4,712	Benchmark Pricing	Base Price	94.00
Industrials	42,609	Third-Party Vendor	Broker Quote	100.75-111.75
Mortgage-Backed Securities	5,660	Benchmark Pricing	Base Price	108.21
Asset-Backed Securities	14,136	Benchmark Pricing	Base Price	101.50-101.75
Sovereign Issues	3,034	Benchmark Pricing	Base Price	63.40

Financial Derivative Instruments - Liabilities
Over the counter	(38)	Indicative Market Quotation	Broker Quote	0.09

Total	$70,113

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

82	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Fund

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.7%

CORPORATE BONDS & NOTES 1.6%

BANKING & FINANCE 0.9%
Private Export Funding Corp.
5.000% due 12/15/2016	$7,200	$7,971

INDUSTRIALS 0.7%
Vessel Management Services, Inc.
3.432% due 08/15/2036	6,210	6,064

Total Corporate Bonds & Notes (Cost $13,408)		14,035

MUNICIPAL BONDS & NOTES 1.1%

CALIFORNIA 0.9%
Anaheim Public Financing Authority, California Revenue Bonds, (NPFGC Insured), Series 2007
4.750% due 02/01/2039	5,345	5,468
Los Angeles Department of Water & Power, California Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2044	2,000	2,063

		7,531

NEW YORK 0.1%
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	675	817

TEXAS 0.1%
Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	100	111
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
5.999% due 12/01/2044	355	439
Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	100	105

		655

Total Municipal Bonds & Notes (Cost $8,410)		9,003

U.S. GOVERNMENT AGENCIES 21.0%
Fannie Mae
0.000% due 06/01/2017 - 05/15/2030	16,282	9,799
0.214% due 07/25/2037	506	487
0.356% due 03/18/2031	226	226
0.604% due 10/25/2030	6	6
0.754% due 10/25/2017	47	48
1.054% due 04/25/2032	59	61
1.204% due 03/25/2022	58	59
1.332% due 06/01/2043 - 03/01/2044	810	837
2.000% due 10/01/2024	44	45
2.079% due 04/01/2028	44	46
2.220% due 08/01/2026	10	11
2.250% due 11/01/2023	63	67
2.308% due 07/01/2035	144	155
2.400% due 11/01/2034	204	218
2.433% due 02/01/2028	8	8
2.440% due 05/01/2025	7	7
2.640% due 12/01/2027	40	43
2.875% due 10/01/2024	1	1
3.765% due 12/01/2025	2,300	2,404
4.250% due 04/25/2037	432	449

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 10/25/2023 - 06/25/2025	$6,037	$6,547
5.000% due 08/25/2033 - 08/25/2036	11,222	12,263
5.380% due 07/01/2033	2,125	2,278
5.500% due 11/25/2033	69	69
5.625% due 04/17/2028	200	239
6.000% due 05/17/2027	459	500
6.500% due 02/01/2022 - 08/01/2037	2,477	2,778
6.750% due 06/25/2032	3,749	4,236
6.900% due 05/25/2023	61	68
6.950% due 07/25/2020	20	22
7.000% due 12/25/2022 - 03/01/2038	3,089	3,526
7.800% due 10/25/2022	13	15
9.000% due 08/01/2021 - 11/01/2030	40	48
Federal Farm Credit Bank
5.050% due 03/28/2019	1,000	1,138
5.125% due 07/09/2029	675	758
5.150% due 03/25/2020	1,000	1,168
5.750% due 12/07/2028	500	600
Federal Housing Administration
6.896% due 07/01/2020	594	576
7.000% due 11/25/2019	126	123
7.430% due 10/01/2022 - 01/01/2024	67	65
Financing Corp.
0.000% due 09/26/2019	2,500	2,200
Freddie Mac
0.555% due 01/15/2033	115	116
0.655% due 04/15/2029 - 12/15/2032	107	108
0.705% due 06/15/2031	48	49
1.155% due 09/15/2021	20	20
1.332% due 10/25/2044	4,281	4,320
1.370% due 10/25/2023	46	45
1.532% due 07/25/2044	1,126	1,140
2.250% due 05/01/2022	4	4
2.256% due 10/01/2026	18	18
2.262% due 01/01/2028	31	33
2.271% due 01/01/2028	18	19
2.325% due 09/01/2027	28	28
2.329% due 06/01/2022	3	3
2.369% due 02/01/2028	50	50
4.500% due 02/15/2035 - 07/15/2035	13,017	14,031
5.000% due 03/15/2032 - 07/15/2033	353	356
5.500% due 07/15/2033 - 06/15/2035	5,967	6,739
5.625% due 11/23/2035	19,400	20,709
6.000% due 05/15/2028 - 09/15/2029	82	88
6.250% due 09/15/2023	932	926
6.500% due 08/01/2022 - 10/25/2043	926	1,033
6.750% due 03/15/2031	100	140
7.000% due 07/15/2022 - 01/15/2024	238	266
Ginnie Mae
1.107% due 03/20/2031	423	431
1.625% due 04/20/2017 - 05/20/2032	999	1,036
2.000% due 02/20/2017 - 10/20/2026	46	46

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 09/20/2017 - 03/20/2025	$62	$64
3.000% due 12/20/2017 - 06/20/2021	27	29
3.500% due 03/20/2021	6	6
6.000% due 08/20/2033	3,700	4,174
6.500% due 08/20/2034 - 09/20/2034	26	30
7.000% due 03/16/2029	712	742
Israel Government AID Bond
0.000% due 02/15/2023 - 05/15/2023	11,881	8,907
5.500% due 12/04/2023	500	594
NCUA Guaranteed Notes
0.526% due 11/06/2017	1,335	1,338
Overseas Private Investment Corp.
4.736% due 03/15/2022	2,868	3,058
Residual Funding Corp. Strips
0.000% due 07/15/2020 - 04/15/2030	54,700	30,635
Resolution Funding Corp. Strips
0.000% due 10/15/2028 - 04/15/2029	12,439	7,266
Small Business Administration
5.240% due 08/01/2023	1,632	1,759
Tennessee Valley Authority
4.625% due 09/15/2060	5,000	4,914
5.375% due 04/01/2056	4,900	5,597
Tennessee Valley Authority Strips
0.000% due 05/01/2030	7,400	3,669

Total U.S. Government Agencies (Cost $164,011)		178,730

U.S. TREASURY OBLIGATIONS 75.4%
U.S. Treasury Bonds
2.750% due 11/15/2042 (e)	48,400	41,238
3.000% due 05/15/2042	3,500	3,156
3.125% due 11/15/2041	195,400	181,142
3.125% due 02/15/2042	99,500	92,115
3.125% due 02/15/2043	4,600	4,234
3.750% due 11/15/2043 (c)	115,600	119,700
3.875% due 08/15/2040	1,500	1,599
4.250% due 11/15/2040	18,300	20,731
6.125% due 08/15/2029	14,400	19,630
U.S. Treasury Inflation Protected Securities (a)
0.750% due 02/15/2042	3,105	2,711
1.375% due 02/15/2044	3,312	3,386
U.S. Treasury Notes
2.500% due 08/15/2023 (e)	25,500	25,142
2.750% due 11/15/2023	25,600	25,720
2.750% due 02/15/2024 (c)	25,600	25,662
U.S. Treasury Strips
0.000% due 05/15/2028	13,300	8,302
0.000% due 08/15/2028	5,000	3,120
0.000% due 11/15/2028	6,400	3,953
0.000% due 05/15/2030	4,700	2,724
0.000% due 02/15/2033	20,400	10,381
0.000% due 05/15/2033	19,700	9,923
0.000% due 05/15/2034	800	387
0.000% due 11/15/2034	2,300	1,090
0.000% due 05/15/2040	17,150	6,627
0.000% due 08/15/2040	38,600	14,734
0.000% due 11/15/2040	38,400	14,531

Total U.S. Treasury Obligations (Cost $666,044)		641,938

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	83

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 3.3%
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049	$372	$401
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.589% due 07/10/2043	42	42
Bear Stearns Adjustable Rate Mortgage Trust
2.405% due 04/25/2033	50	51
2.667% due 02/25/2033	22	21
2.737% due 01/25/2034	131	134
2.761% due 02/25/2034	379	373
Bear Stearns Alt-A Trust
2.676% due 09/25/2035	923	820
Bear Stearns Commercial Mortgage Securities Trust
5.694% due 06/11/2050	1,120	1,254
5.716% due 06/11/2040	632	654
5.746% due 09/11/2042	569	586
Bear Stearns Mortgage Securities, Inc.
2.567% due 06/25/2030	3	3
Commercial Mortgage Trust
5.799% due 12/10/2049	513	577
Countrywide Alternative Loan Trust
0.334% due 05/25/2047	1,008	844
0.364% due 05/25/2035	831	700
Countrywide Home Loan Mortgage Pass-Through Trust
0.444% due 04/25/2035	246	203
0.474% due 03/25/2035	1,452	1,105
Credit Suisse First Boston Mortgage Securities Corp.
2.312% due 07/25/2033	421	425
6.500% due 04/25/2033	5	5
First Republic Bank Mortgage Pass-Through Certificates
0.634% due 06/25/2030	93	93
Greenwich Capital Commercial Funding Corp.
4.619% due 08/10/2042	22	22
5.381% due 03/10/2039	325	330
HarborView Mortgage Loan Trust
0.376% due 05/19/2035	663	581
0.396% due 03/19/2036	725	531
2.732% due 07/19/2035	711	626
Impac CMB Trust
0.654% due 10/25/2035	3,606	2,964
JPMorgan Chase Commercial Mortgage Securities Trust
5.681% due 02/12/2049	477	506
5.882% due 02/15/2051	206	230
JPMorgan Mortgage Trust
2.663% due 07/25/2035	489	499
MASTR Asset Securitization Trust
5.500% due 09/25/2033	107	112

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Floating Trust
0.692% due 07/09/2021	$880	$879
Nomura Asset Acceptance Corp.
2.499% due 10/25/2035	3,418	3,078
Residential Accredit Loans, Inc. Trust
0.454% due 08/25/2035	675	536
0.554% due 01/25/2033	24	23
0.554% due 03/25/2033	93	92
6.000% due 06/25/2036	1,901	1,540
Sequoia Mortgage Trust
0.507% due 07/20/2033	547	549
0.856% due 10/19/2026	30	29
0.917% due 10/20/2027	12	11
Structured Adjustable Rate Mortgage Loan Trust
0.374% due 05/25/2037	2,066	1,508
Structured Asset Mortgage Investments Trust
0.374% due 05/25/2036	235	177
0.816% due 09/19/2032	20	19
0.996% due 10/19/2033	190	177
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.227% due 01/25/2032	1	1
WaMu Mortgage Pass-Through Certificates
0.414% due 11/25/2045	50	47
0.464% due 01/25/2045	918	891
0.939% due 12/25/2046	886	826
1.135% due 02/25/2046	1,400	1,308
1.531% due 06/25/2042	44	42
1.531% due 08/25/2042	29	28
2.284% due 08/25/2046	523	477
Washington Mutual Mortgage Loan Trust
1.328% due 05/25/2041	43	43
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 03/25/2036	1,423	1,423

Total Mortgage-Backed Securities (Cost $30,998)		28,396

ASSET-BACKED SECURITIES 0.2%
Amortizing Residential Collateral Trust
0.694% due 06/25/2032	11	10
0.734% due 07/25/2032	23	21
Bear Stearns Asset-Backed Securities Trust
0.814% due 10/25/2032	109	104
1.154% due 11/25/2042	609	581
Carrington Mortgage Loan Trust
0.474% due 10/25/2035	90	90
CIT Group Home Equity Loan Trust
0.694% due 06/25/2033	30	28

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit-Based Asset Servicing and Securitization LLC
0.214% due 11/25/2036	$19	$10
L.A. Arena Funding LLC
7.656% due 12/15/2026	50	57
Massachusetts Educational Financing Authority
1.189% due 04/25/2038	589	593
SACO, Inc.
0.914% due 11/25/2035	129	129
Soundview Home Loan Trust
0.214% due 11/25/2036	203	78
Washington Mutual Asset-Backed Certificates Trust
0.214% due 10/25/2036	127	58

Total Asset-Backed Securities (Cost $1,984)		1,759

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		647

Total Short-Term Instruments (Cost $647)		647

Total Investments in Securities (Cost $885,502)		874,508

	SHARES
INVESTMENTS IN AFFILIATES 3.3%

SHORT-TERM INSTRUMENTS 3.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.3%
PIMCO Short-Term Floating NAV Portfolio	2,775,514	27,769

Total Short-Term Instruments (Cost $27,768)		27,769

Total Investments in Affiliates (Cost $27,768)		27,769

Total Investments 106.0% (Cost $913,270)		$902,277

Financial Derivative Instruments (d)(f) 0.0% (Cost or Premiums, net $(217))		(7)

Other Assets and Liabilities, net (6.0%)		(51,443)

Net Assets 100.0%		$850,827

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$647	Fannie Mae 2.260% due 10/17/2022	$(662)	$647	$647

Total Repurchase Agreements						$(662)	$647	$647

(1)	Includes accrued interest.

84	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.100%	03/28/2014	04/04/2014	$(17,046)	$(17,046)
BSN	0.020%	03/27/2014	04/01/2014	(25,792)	(25,792)
GRE	0.000%	04/01/2014	04/02/2014	(23,446)	(23,446)

Total Reverse Repurchase Agreements					$(66,284)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.120%	03/24/2014	04/10/2014	$(621)	$(621)
BPG	0.100%	03/26/2014	04/09/2014	(15,872)	(15,885)
FOB	0.120%	03/21/2014	04/04/2014	(206)	(206)
GSC	0.070%	03/17/2014	04/17/2014	(1,634)	(1,637)

Total Sale-Buyback Transactions					$(18,349)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $112,429 at a weighted average interest rate of 0.114%.
(3)	Payable for sale-buyback transactions includes $15 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(c)	Securities with an aggregate market value of $83,881 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(17,046)	$0	$0	$(17,046)	$16,671	$(375)
BSN	0	(25,792)	0	0	(25,792)	25,662	(130)
GRE	0	(23,446)	0	0	(23,446)	23,356	(90)
SSB	647	0	0	0	647	(662)	(15)

Master Securities Forward Transaction Agreement
BCY	0	0	(621)	0	(621)	601	(20)
BPG	0	0	(15,885)	0	(15,885)	15,739	(146)
FOB	0	0	(206)	0	(206)	207	1
GSC	0	0	(1,637)	0	(1,637)	1,624	(13)

Total Borrowings and Other Financing Transactions	$647	$(66,284)	$(18,349)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	511	$(186)	$51	$0
U.S. Treasury 30-Year Bond June Futures	Long	06/2014	94	82	0	(29)

Total Futures Contracts				$(104)	$51	$(29)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.400%	09/05/2023	$5,000	$(152)	$(116)	$0	$(6)

Total Swap Agreements					$(152)	$(116)	$0	$(6)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	85

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(e)	Securities with an aggregate market value of $325 and cash of $526 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$51	$0	$51	$0	$(29)	$(6)	$(35)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$8,000	$(66)	$(8)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	16,800	(151)	(15)

						$(217)	$(23)

Total Written Options						$(217)	$(23)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at 03/31/2013	0	$280,700	$(1,092)
Sales	296	1,011,700	(2,473)
Closing Buys	0	(350,400)	474
Expirations	(296)	(587,200)	1,688
Exercised	0	(330,000)	1,186

Balance at 03/31/2014	0	$24,800	$(217)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
CBK	$0	$0	$0	$0	$0	$(23)	$0	$(23)	$(23)	$0	$(23)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

86	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$51	$51

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$29	$29
Swap Agreements	0	0	0	0	6	6

	$0	$0	$0	$0	$35	$35

Over the counter
Written Options	$0	$0	$0	$0	$23	$23

	$0	$0	$0	$0	$58	$58

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$118	$118
Futures	0	0	0	0	2,608	2,608
Swap Agreements	0	0	0	0	(8,574)	(8,574)

	$0	$0	$0	$0	$(5,848)	$(5,848)

Over the counter
Written Options	$0	$0	$0	$0	$1,512	$1,512
Swap Agreements	0	0	0	0	1,150	1,150

	$0	$0	$0	$0	$2,662	$2,662

	$0	$0	$0	$0	$(3,186)	$(3,186)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(104)	$(104)
Swap Agreements	0	0	0	0	(116)	(116)

	$0	$0	$0	$0	$(220)	$(220)

Over the counter
Written Options	$0	$0	$0	$0	$(363)	$(363)

	$0	$0	$0	$0	$(583)	$(583)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	87

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$7,971	$0	$7,971
Industrials	0	6,064	0	6,064
Municipal Bonds & Notes
California	0	7,531	0	7,531
New York	0	817	0	817
Texas	0	655	0	655
U.S. Government Agencies	0	177,966	764	178,730
U.S. Treasury Obligations	0	641,938	0	641,938
Mortgage-Backed Securities	0	28,396	0	28,396
Asset-Backed Securities	0	1,759	0	1,759
Short-Term Instruments
Repurchase Agreements	0	647	0	647
	$0	$873,744	$764	$874,508

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$27,769	$0	$0	$27,769

Total Investments	$27,769	$873,744	$764	$902,277

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$51	$0	$0	$51

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(29)	(6)	0	(35)
Over the counter	0	0	(23)	(23)
	$(29)	$(6)	$(23)	$(58)

Totals	$27,791	$873,738	$741	$902,270

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

88	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Moderate Duration Fund

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 83.7%

BANK LOAN OBLIGATIONS 0.1%
Novelis, Inc.
3.750% due 03/10/2017		$2,322	$2,326

Total Bank Loan Obligations (Cost $2,311)			2,326

CORPORATE BONDS & NOTES 26.4%

BANKING & FINANCE 15.7%
Ally Financial, Inc.
4.625% due 06/26/2015		3,100	3,218
8.300% due 02/12/2015		9,200	9,746
American International Group, Inc.
5.450% due 05/18/2017		5,100	5,696
6.765% due 11/15/2017	GBP	6,900	13,221
8.250% due 08/15/2018		$1,950	2,443
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		20,000	20,800
Bank of America Corp.
0.566% due 08/15/2016		900	890
3.625% due 03/17/2016		1,570	1,648
3.750% due 07/12/2016		5,200	5,502
7.375% due 05/15/2014		13,700	13,811
8.680% due 05/02/2017		95	105
8.900% due 05/18/2017		95	108
Bank of America N.A.
0.513% due 06/15/2016		28,200	27,971
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.645% due 03/10/2017		12,300	12,316
Banque PSA Finance S.A.
2.143% due 04/04/2014		3,400	3,404
Barclays Bank PLC
10.179% due 06/12/2021		515	693
Bear Stearns Cos. LLC
7.250% due 02/01/2018		9,600	11,440
Citigroup, Inc.
0.505% due 06/09/2016		26,300	25,993
1.250% due 01/15/2016		4,700	4,719
4.875% due 05/07/2015		1,800	1,876
Dexia Credit Local S.A.
0.716% due 04/29/2014		6,400	6,402
Export-Import Bank of Korea
4.125% due 09/09/2015		100	105
5.875% due 01/14/2015		5,300	5,518
Ford Motor Credit Co. LLC
1.333% due 08/28/2014		11,000	11,044
4.207% due 04/15/2016		1,575	1,670
7.000% due 04/15/2015		10,000	10,640
8.000% due 12/15/2016		1,100	1,289
Goldman Sachs Group, Inc.
5.000% due 10/01/2014		9,715	9,934
HSBC Holdings PLC
5.100% due 04/05/2021		300	336
Hyundai Capital Services, Inc.
6.000% due 05/05/2015		1,000	1,054
Industrial Bank of Korea
3.750% due 09/29/2016		500	533
ING Bank NV
1.635% due 06/09/2014		2,100	2,106
International Lease Finance Corp.
5.750% due 05/15/2016		5,100	5,498
JPMorgan Chase & Co.
0.854% due 02/26/2016		2,645	2,659
1.100% due 10/15/2015		1,440	1,447
3.150% due 07/05/2016		3,900	4,084
3.400% due 06/24/2015		3,800	3,927

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.450% due 03/01/2016		$1,500	$1,572
4.750% due 03/01/2015		5,300	5,502
Korea Development Bank
3.250% due 03/09/2016		8,000	8,369
Korea Exchange Bank
4.875% due 01/14/2016		700	746
LBG Capital PLC
8.500% due 12/17/2021 (d)		300	323
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		300	411
Morgan Stanley
3.450% due 11/02/2015		18,300	19,007
3.800% due 04/29/2016		2,400	2,529
5.375% due 10/15/2015		12,700	13,545
National Australia Bank Ltd.
0.962% due 04/11/2014		10,800	10,802
RCI Banque S.A.
4.600% due 04/12/2016		954	1,011
Regions Financial Corp.
7.750% due 11/10/2014		2,706	2,820
Santander Issuances S.A.U.
7.300% due 07/27/2019	GBP	11,900	20,388
SL Green Realty Corp.
7.750% due 03/15/2020		$700	834
SLM Corp.
5.050% due 11/14/2014		1,200	1,230
6.250% due 01/25/2016		7,800	8,414
8.450% due 06/15/2018		2,000	2,362
8.780% due 09/15/2016	MXN	131,600	10,283
Springleaf Finance Corp.
6.900% due 12/15/2017		$3,900	4,300
SSIF Nevada LP
0.942% due 04/14/2014		20,100	20,104
Sumitomo Mitsui Banking Corp.
1.350% due 07/18/2015		11,300	11,401
Wachovia Corp.
0.609% due 10/15/2016		5,200	5,184

			384,983

INDUSTRIALS 6.4%
AbbVie, Inc.
1.200% due 11/06/2015		11,719	11,824
America Movil S.A.B. de C.V.
5.750% due 01/15/2015		75	78
Amgen, Inc.
2.500% due 11/15/2016		2,700	2,792
4.850% due 11/18/2014		2,824	2,898
Anheuser-Busch InBev Worldwide, Inc.
0.800% due 07/15/2015		4,785	4,803
Canadian Natural Resources Ltd.
1.450% due 11/14/2014		1,148	1,155
Cisco Systems, Inc.
0.286% due 09/03/2015		20,400	20,398
Comcast Corp.
5.850% due 11/15/2015		5,000	5,422
Continental Airlines Pass-Through Trust
8.048% due 05/01/2022		26	30
Daimler Finance North America LLC
0.585% due 03/10/2017		10,700	10,714
1.450% due 08/01/2016		3,800	3,838
DISH DBS Corp.
6.625% due 10/01/2014		1,800	1,850
General Mills, Inc.
0.536% due 01/29/2016		10,300	10,315
Gerdau Trade, Inc.
5.750% due 01/30/2021		11,450	11,794

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HCA, Inc.
8.500% due 04/15/2019	$4,400	$4,607
Humana, Inc.
6.450% due 06/01/2016	4,500	5,001
Marks & Spencer PLC
6.250% due 12/01/2017	1,600	1,799
NBCUniversal Media LLC
2.100% due 04/01/2014	4,600	4,600
Petrobras International Finance Co.
5.875% due 03/01/2018	17,800	19,082
7.875% due 03/15/2019	400	458
Reynolds American, Inc.
1.050% due 10/30/2015	2,000	1,999
RR Donnelley & Sons Co.
5.500% due 05/15/2015	1	1
SABMiller Holdings, Inc.
1.850% due 01/15/2015	11,800	11,915
Telefonica Emisiones S.A.U.
3.992% due 02/16/2016	3,776	3,963
Time Warner, Inc.
3.150% due 07/15/2015	1,600	1,653
UAL Pass-Through Trust
10.400% due 05/01/2018	54	62
Viacom, Inc.
1.250% due 02/27/2015	5,456	5,490
Williams Partners LP
3.800% due 02/15/2015	7,515	7,720

		156,261

UTILITIES 4.3%
AT&T, Inc.
0.654% due 03/30/2017	7,700	7,701
BP Capital Markets PLC
3.125% due 10/01/2015	6,500	6,748
Centrais Eletricas Brasileiras S.A.
7.750% due 11/30/2015	5,000	5,469
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017	17,000	17,406
Korea Hydro & Nuclear Power Co. Ltd.
6.250% due 06/17/2014	10,200	10,322
Majapahit Holding BV
7.250% due 06/28/2017	8,200	9,276
Shell International Finance BV
0.307% due 11/10/2015	5,100	5,104
0.446% due 11/15/2016	4,200	4,207
Verizon Communications, Inc.
1.763% due 09/15/2016	1,800	1,853
1.984% due 09/14/2018	10,000	10,513
2.500% due 09/15/2016	9,200	9,533
3.650% due 09/14/2018	16,600	17,694

		105,826

Total Corporate Bonds & Notes (Cost $629,919)		647,070

MUNICIPAL BONDS & NOTES 0.0%

CALIFORNIA 0.0%
California State General Obligation Notes, Series 2009
6.200% due 10/01/2019	100	118

ILLINOIS 0.0%
Illinois Finance Authority Revenue Bonds, (NPFGC Insured), Series 1997
2.701% due 01/01/2019	250	264

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	89

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 0.0%
New Orleans, Louisiana General Obligation Bonds, (BABs), Series 2010
8.800% due 12/01/2039	$1,000	$1,185

NEW YORK 0.0%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.008% due 08/01/2027	600	660
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	100	116

		776

WISCONSIN 0.0%
Wisconsin State Revenue Bonds, (AGM Insured), Series 2008
5.050% due 05/01/2018	800	879

Total Municipal Bonds & Notes (Cost $3,168)		3,222

U.S. GOVERNMENT AGENCIES 22.2%
Fannie Mae
0.214% due 07/25/2037	873	840
0.464% due 04/25/2037	697	696
0.584% due 11/25/2040	1,781	1,783
0.634% due 11/25/2040	1,380	1,385
0.704% due 06/25/2041	8,804	8,865
0.834% due 02/25/2041	434	438
0.875% due 08/28/2017 - 02/08/2018	15,200	14,916
1.250% due 01/30/2017	2,800	2,833
1.329% due 10/01/2044	55	57
1.660% due 04/01/2027	4	4
2.285% due 02/01/2035	38	41
2.310% due 08/01/2022	200	192
2.330% due 10/01/2037	34	36
2.419% due 09/01/2036	20	22
2.471% due 06/01/2035	3,104	3,332
3.884% due 03/01/2034	21	23
4.000% due 03/01/2029 - 12/01/2031	9,444	9,963
4.500% due 08/01/2018 - 04/01/2044	17,709	18,945
4.718% due 01/01/2027	15	16
4.789% due 05/01/2037	33	36
5.000% due 02/13/2017 - 04/01/2044	112,499	122,725
5.228% due 11/01/2035	21	22
5.375% due 06/12/2017	500	567
5.500% due 02/01/2022 - 04/01/2044	139,714	154,360
5.783% due 06/01/2036	24	26
5.843% due 02/01/2037	20	22
5.942% due 12/25/2042	211	238
6.000% due 09/25/2016 - 10/01/2040	6,309	7,006
6.040% due 05/01/2037	39	41
6.500% due 03/01/2017 - 06/25/2044	19,690	23,007
7.000% due 06/01/2016 - 05/01/2032	58	65
7.500% due 03/01/2015 - 07/25/2041	49	53

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 06/01/2015 - 08/01/2031	$14	$16
8.400% due 08/25/2019	0	1
Freddie Mac
0.305% due 07/15/2019 - 08/15/2019	1,718	1,718
0.385% due 02/15/2019	50	51
0.655% due 10/15/2040	2,427	2,425
0.750% due 01/12/2018	1,700	1,663
0.755% due 12/15/2037	868	875
0.875% due 03/07/2018	100	98
1.000% due 03/08/2017 - 09/29/2017	16,500	16,510
3.094% due 05/01/2035	60	64
4.500% due 11/01/2029 - 05/01/2044	86,103	91,728
5.000% due 10/01/2033 - 07/01/2041	496	543
5.500% due 06/01/2017 - 07/01/2038	1,572	1,738
5.948% due 05/01/2037	62	66
6.000% due 04/01/2014 - 11/01/2037	431	480
6.500% due 12/01/2021 - 07/25/2043	116	128
7.000% due 04/01/2032 - 01/01/2033	46	53
8.400% due 08/15/2021	1	1
8.500% due 04/15/2025	118	138
Ginnie Mae
0.605% due 10/16/2030	10	10
0.755% due 02/16/2030	260	263
0.805% due 02/16/2030	168	170
1.625% due 11/20/2025 - 07/20/2034	210	219
2.125% due 11/20/2034	5	5
2.500% due 11/20/2017	5	6
3.000% due 03/20/2020	3	3
3.500% due 12/20/2017	5	5
5.500% due 01/15/2017 - 11/20/2032	14,189	15,702
5.750% due 08/20/2037	20	23
6.500% due 01/20/2034 - 08/20/2034	30	35
7.000% due 07/15/2031 - 12/15/2032	31	38
8.000% due 04/15/2017 - 11/15/2022	174	187
9.000% due 10/15/2017	0	1
9.500% due 08/15/2021 - 12/15/2021	6	6
Small Business Administration
4.340% due 03/01/2024	23	24
4.727% due 02/10/2019	22,395	23,818
4.750% due 07/01/2025	6,230	6,639
5.130% due 09/01/2023	5	5
U.S. Department of Housing and Urban Development
5.070% due 08/01/2015	1,200	1,202
5.290% due 08/01/2017	2,870	2,879

Total U.S. Government Agencies (Cost $532,974)		542,091

U.S. TREASURY OBLIGATIONS 9.0%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022	6,510	6,384
0.125% due 07/15/2022	11,696	11,465
0.625% due 07/15/2021	88,311	91,012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.125% due 01/15/2021	$962	$1,022
1.250% due 07/15/2020	3,539	3,817
2.375% due 01/15/2025	18,612	21,940
U.S. Treasury Notes
0.625% due 12/15/2016	27,200	27,101
0.625% due 02/15/2017	19,700	19,578
0.625% due 05/31/2017 (g)(i)	211	209
0.750% due 01/15/2017	22,600	22,572
0.750% due 03/15/2017	1,400	1,395
0.750% due 12/31/2017 (g)(i)	7,900	7,748
1.250% due 10/31/2018 (g)	3,380	3,327
1.500% due 08/31/2018 (g)	2,875	2,870
1.500% due 02/28/2019	100	99
1.625% due 03/31/2019	100	100

Total U.S. Treasury Obligations (Cost $221,662)		220,639

MORTGAGE-BACKED SECURITIES 7.1%
Adjustable Rate Mortgage Trust
4.906% due 10/25/2035	173	158
American Home Mortgage Investment Trust
1.830% due 09/25/2045	4,072	3,832
2.330% due 02/25/2045	878	886
Banc of America Funding Corp.
0.397% due 05/20/2035	5,975	5,436
2.623% due 05/25/2035	1,048	1,081
2.683% due 02/20/2036	710	711
Banc of America Mortgage Trust
2.682% due 02/25/2034	157	156
5.500% due 07/25/2035	361	365
Bear Stearns Adjustable Rate Mortgage Trust
2.363% due 02/25/2033	14	15
2.504% due 04/25/2033	37	38
2.528% due 01/25/2035	109	108
2.533% due 03/25/2035	166	169
2.560% due 03/25/2035	517	526
2.667% due 02/25/2033	43	40
2.761% due 02/25/2034	107	105
2.910% due 07/25/2034	86	86
Bear Stearns Alt-A Trust
0.694% due 08/25/2035	5,509	4,990
2.101% due 10/25/2033	42	40
2.674% due 05/25/2035	2,455	2,360
2.676% due 09/25/2035	862	765
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	97	106
Chase Mortgage Finance Trust
2.718% due 02/25/2037	630	612
Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust
5.500% due 04/25/2035	70	71
Citicorp Mortgage Securities, Inc.
5.500% due 12/25/2036	2,644	2,691
Citigroup Commercial Mortgage Trust
4.733% due 10/15/2041	10,150	10,259
Citigroup Mortgage Loan Trust, Inc.
2.200% due 09/25/2035	5,193	5,194
2.674% due 03/25/2034	94	94
2.895% due 09/25/2037 ^	205	172
Cobalt Commercial Mortgage Trust
5.223% due 08/15/2048	144	154
Countrywide Alternative Loan Trust
0.324% due 05/25/2047	1,086	941
1.039% due 12/25/2035	137	106
Countrywide Home Loan Mortgage Pass-Through Trust
0.444% due 04/25/2035	181	149

90	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.491% due 03/25/2034		$996	$989
2.498% due 11/25/2034		1,096	1,026
2.500% due 02/20/2035		1,823	1,773
5.000% due 08/25/2019		42	43
Credit Suisse Commercial Mortgage Trust
5.311% due 12/15/2039		145	157
5.383% due 02/15/2040		370	399
5.978% due 02/15/2041		12,100	13,616
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		27	25
5.113% due 07/15/2036		8,519	8,574
Credit Suisse Mortgage Capital Certificates
0.325% due 10/15/2021		811	808
2.944% due 04/26/2047		2,518	2,552
First Horizon Alternative Mortgage Securities
2.236% due 09/25/2035		104	92
First Horizon Mortgage Pass-Through Trust
5.500% due 01/25/2035		594	604
Granite Master Issuer PLC
0.357% due 12/20/2054		809	801
0.434% due 12/20/2054	EUR	1,070	1,466
0.454% due 12/20/2054		2,640	3,619
0.724% due 12/20/2054	GBP	10,915	18,080
0.804% due 12/20/2054		5,779	9,580
Granite Mortgages PLC
0.682% due 01/20/2044	EUR	132	182
0.900% due 01/20/2044	GBP	120	200
0.903% due 09/20/2044		702	1,166
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		$100	102
GSR Mortgage Loan Trust
2.650% due 09/25/2035		349	355
HarborView Mortgage Loan Trust
0.346% due 01/19/2038		7,366	6,244
IndyMac Adjustable Rate Mortgage Trust
1.717% due 01/25/2032		30	29
IndyMac Mortgage Loan Trust
0.404% due 02/25/2037		10,900	6,215
JPMorgan Chase Commercial Mortgage Securities Trust
5.397% due 05/15/2045		2,706	2,939
5.420% due 01/15/2049		315	346
5.698% due 02/12/2049		60	67
JPMorgan Mortgage Trust
1.990% due 02/25/2034		96	96
3.319% due 02/25/2035		277	287
Mall Funding PLC
1.201% due 04/22/2017	GBP	4,363	7,263
MASTR Reperforming Loan Trust
8.000% due 07/25/2035		$204	212
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.015% due 08/15/2032		245	229
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036		936	856
0.404% due 11/25/2035		167	158
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		400	441
5.745% due 06/12/2050		150	166
Morgan Stanley Capital Trust
5.610% due 04/15/2049		106	108
5.692% due 04/15/2049		4,400	4,871
Morgan Stanley Mortgage Loan Trust
2.185% due 06/25/2036		293	277
Morgan Stanley Re-REMIC Trust
5.819% due 08/15/2045		13,135	14,580
Prime Mortgage Trust
0.554% due 02/25/2019		3	2

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.554% due 02/25/2034		$158	$149
Residential Funding Mortgage Securities, Inc. Trust
3.068% due 09/25/2035 ^		476	396
3.614% due 09/25/2035		2,022	1,848
Structured Adjustable Rate Mortgage Loan Trust
2.451% due 07/25/2034		358	358
Structured Asset Mortgage Investments Trust
0.406% due 07/19/2035		2,133	2,021
0.996% due 10/19/2033		49	46
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.516% due 02/25/2032		13	13
Wachovia Bank Commercial Mortgage Trust
0.235% due 06/15/2020		723	716
5.509% due 04/15/2047		300	327
5.749% due 07/15/2045		1,375	1,497
WaMu Mortgage Pass-Through Certificates
0.444% due 10/25/2045		600	556
0.474% due 01/25/2045		173	164
1.331% due 11/25/2042		146	142
2.034% due 02/27/2034		3	3
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 03/25/2036		2,150	2,170
2.615% due 11/25/2034		4,178	4,273
2.615% due 01/25/2035		3,282	3,302
2.617% due 03/25/2035		407	398
2.618% due 06/25/2035		219	224

Total Mortgage-Backed Securities (Cost $155,674)			172,614

ASSET-BACKED SECURITIES 3.4%
ACE Securities Corp. Home Equity Loan Trust
0.644% due 08/25/2035		6,700	6,425
Babson CLO Ltd.
0.487% due 11/10/2019		1,380	1,372
Bayview Financial Acquisition Trust
5.660% due 12/28/2036		722	724
Centex Home Equity Loan Trust
3.350% due 09/25/2034		201	210
Conseco Finance Corp.
7.550% due 04/15/2032		6	6
Fremont Home Loan Trust
0.944% due 12/25/2029		81	75
Galaxy CLO Ltd.
0.479% due 04/25/2019		3,685	3,666
GSAMP Trust
0.544% due 01/25/2036		6,000	4,559
Hillmark Funding
0.484% due 05/21/2021		6,541	6,367
HSBC Home Equity Loan Trust
0.417% due 01/20/2035		11	10
0.447% due 01/20/2034		1,239	1,233
Long Beach Mortgage Loan Trust
0.714% due 10/25/2034		87	79
Nelnet Student Loan Trust
0.939% due 07/25/2018		39	39
Pacifica CDO Corp.
0.499% due 01/26/2020		1,424	1,418
Panhandle-Plains Higher Education Authority, Inc.
1.363% due 10/01/2035		2,959	3,005
Penta CLO S.A.
0.551% due 06/04/2024	EUR	32,826	44,421
SLM Student Loan Trust
0.319% due 04/26/2021		$70	70
0.905% due 10/16/2023		2,878	2,884
1.255% due 08/15/2023		6,067	6,104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
South Carolina Student Loan Corp.
0.689% due 01/25/2021		$8	$8
Structured Asset Securities Corp.
0.384% due 07/25/2035		2	2
1.655% due 04/25/2035		1,797	1,733

Total Asset-Backed Securities (Cost $75,474)			84,410

SOVEREIGN ISSUES 10.0%
Autonomous Community of Valencia
4.375% due 07/16/2015	EUR	200	286
Banco Nacional de Desenvolvimento Economico e Social
6.500% due 06/10/2019		$5,000	5,675
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	11,000	3,506
Hydro-Quebec
0.392% due 09/30/2014 (d)		$5,000	3,690
Italy Buoni Poliennali Del Tesoro
2.750% due 12/01/2015	EUR	2,500	3,562
3.000% due 04/15/2015		2,300	3,245
3.000% due 06/15/2015		15,200	21,535
3.000% due 11/01/2015		1,900	2,712
3.750% due 08/01/2015		31,500	45,148
3.750% due 04/15/2016		400	585
4.500% due 07/15/2015		18,500	26,737
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		16,400	22,408
Korea Housing Finance Corp.
4.125% due 12/15/2015		$5,000	5,285
Mexico Government International Bond
10.000% due 12/05/2024	MXN	46,600	4,628
Province of Ontario
0.950% due 05/26/2015		$4,900	4,938
1.000% due 07/22/2016		100	101
1.100% due 10/25/2017		800	792
1.650% due 09/27/2019		12,000	11,648
3.150% due 06/02/2022	CAD	5,600	5,131
4.000% due 06/02/2021		2,000	1,955
4.400% due 06/02/2019		800	800
5.500% due 06/02/2018		300	310
Province of Quebec
3.500% due 07/29/2020		$600	632
3.500% due 12/01/2022	CAD	1,700	1,581
4.250% due 12/01/2021		15,600	15,395
4.500% due 12/01/2020		900	905
4.875% due 05/05/2014		$220	221
5.125% due 11/14/2016		25	28
Republic of Korea
4.875% due 09/22/2014		900	918
Spain Government International Bond
3.000% due 04/30/2015	EUR	6,700	9,469
3.150% due 01/31/2016		6,200	8,923
3.250% due 04/30/2016		400	579
3.300% due 07/30/2016		2,100	3,053
3.750% due 10/31/2015		9,600	13,863
4.000% due 07/30/2015		10,800	15,538

Total Sovereign Issues (Cost $246,458)			245,782

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	91

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Ally Financial, Inc.
7.000% due 04/30/2014 (d)	1,100	$1,092
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)	4,000	4,851

Total Preferred Securities (Cost $5,210)		5,943

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.3%

CERTIFICATES OF DEPOSIT 3.0%
Credit Suisse
0.474% due 03/31/2015	$19,100	19,100
0.644% due 12/07/2015	8,800	8,816
Intesa Sanpaolo SpA
1.650% due 04/07/2015	22,800	22,807
Itau Unibanco Holding S.A.
0.000% due 10/31/2014	22,600	22,452

		73,175

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.9%
Ford Motor Credit Co. LLC
0.900% due 09/16/2014		$3,300	$3,291
Glencore Funding LLC
0.690% due 10/03/2014		18,200	18,165

			21,456

REPURCHASE AGREEMENTS (e) 0.2%
			3,927

MEXICO TREASURY BILLS 1.2%
3.500% due 04/03/2014 - 06/26/2014 (b)	MXN	338,998	25,808

U.S. TREASURY BILLS 0.0%
0.115% due 03/05/2015 (i)		$370	370

Total Short-Term Instruments (Cost $124,662)			124,736

Total Investments in Securities (Cost $1,997,512)			2,048,833

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 23.1%

SHORT-TERM INSTRUMENTS 23.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.1%
PIMCO Short-Term Floating NAV Portfolio	507	$5
PIMCO Short-Term Floating NAV Portfolio III	56,587,803	565,369

Total Short-Term Instruments (Cost $565,435)		565,374

Total Investments in Affiliates (Cost $565,435)		565,374

Total Investments 106.8% (Cost $2,562,947)		$2,614,207

Financial Derivative Instruments (f)(h) 0.1% (Cost or Premiums, net $(96))		2,175

Other Assets and Liabilities, net (6.9%)		(169,594)

Net Assets 100.0%		$2,446,788

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$3,927	Fannie Mae 2.260% due 10/17/2022	$(4,008)	$3,927	$3,927

Total Repurchase Agreements						$(4,008)	$3,927	$3,927

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings while outstanding during the period ended March 31, 2014 was $16,237 at a weighted average interest rate of (0.395%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	6.000%	04/01/2044	$2,900	$(3,231)	$(3,233)

Total Short Sales				$(3,231)	$(3,233)

92	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$3,927	$0	$0	$0	$3,927	$(4,008)	$(81)

Master Securities Forward Transaction Agreement
DEU	0	0	0	(3,233)	(3,233)	0	(3,233)
GRE	0	0	0	0	0	(30)	(30)
MSC	0	0	0	0	0	(130)	(130)

Total Borrowings and Other Financing Transactions	$3,927	$0	$0	$(3,233)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2014	212	$12	$3	$0
90-Day Eurodollar December Futures	Long	12/2015	5,718	491	572	0
90-Day Eurodollar June Futures	Long	06/2016	675	826	42	0
90-Day Eurodollar March Futures	Long	03/2016	709	643	62	0
90-Day Eurodollar September Futures	Long	09/2015	7,168	2,695	627	0
90-Day Eurodollar September Futures	Long	09/2016	67	(5)	2	0

Total Futures Contracts				$4,662	$1,308	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR 11,500	$196	$44	$30	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$200	$(3)	$(2)	$0	$0
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	210,400	1,483	171	67	0
Pay	3-Month USD-LIBOR	1.500%	12/16/2016	1,400	(2)	(3)	0	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	133,900	817	604	4	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	50,000	(55)	(2,873)	244	0

					$2,240	$(2,103)	$315	$0

Total Swap Agreements					$2,436	$(2,059)	$345	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	93

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(g)	Securities with an aggregate market value of $7,103 and cash of $5,407 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,308	$345	$1,653	$0	$0	$0	$0

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	73,745	$		101,226	$0	$(369)
	05/2014			31,902			43,813	0	(135)

BPS	04/2014		MXN	12,177			932	0	0
	05/2014			326,536			24,471	1	(454)
	06/2014			106,154			8,077	1	(4)
	08/2014		EUR	200			253	0	(22)

BRC	04/2014			46,442			64,488	507	0
	04/2014		GBP	42,860			71,184	0	(270)
	05/2014	$		24,352		EUR	17,680	3	0

CBK	04/2014		EUR	500	$		634	0	(55)
	05/2014		JPY	2,229,887			21,867	258	0
	06/2014		CAD	28,345			25,535	0	(57)

DUB	04/2014	$		1,690		GBP	1,024	17	0

FBF	04/2014		EUR	13,500	$		18,231	0	(367)
	06/2014			800			1,014	0	(88)

GLM	04/2014			38,280			53,159	423	0

HUS	04/2014	$		39,697		EUR	28,775	0	(55)

JPM	06/2014		MXN	66,354	$		5,049	0	0

RYL	04/2014	$		206,063		EUR	149,570	0	(7)
	04/2014			68,937		GBP	41,836	809	0
	05/2014		EUR	149,570	$		206,052	10	0
	05/2014		GBP	41,836			68,922	0	(809)

UAG	04/2014		BRL	7,820			3,210	0	(236)
	04/2014		EUR	37,778			51,821	229	(453)
	04/2014	$		3,297		BRL	7,820	150	0
	05/2014		BRL	7,820	$		3,271	0	(146)

Total Forward Foreign Currency Contracts								$2,408	$(3,527)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$1,200	$(67)	$(62)

Total Written Options						$(67)	$(62)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	0	$446,200	EUR	41,400	$(1,295)
Sales	207	1,087,300		0	(3,645)
Closing Buys	0	(53,800)		0	301
Expirations	(207)	(1,226,400)		(20,700)	3,597
Exercised	0	(252,100)		(20,700)	975

Balance at 03/31/2014	0	$1,200	EUR	0	$(67)

94	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	U.S. Treasury Notes	0.250%	03/20/2016	0.136%	EUR	4,900	$(69)	$85	$16	$0

BRC	Brazil Government International Bond	1.000%	09/20/2015	0.514%	$	25,000	(310)	498	188	0
	China Government International Bond	1.000%	12/20/2016	0.431%		13,800	270	(52)	218	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%		3,300	(55)	84	29	0

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.514%		1,000	(16)	23	7	0
	Italy Government International Bond	1.000%	06/20/2019	1.316%		18,100	(325)	51	0	(274)
	MetLife, Inc.	1.000%	12/20/2014	0.087%		5,800	(148)	189	41	0

DUB	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.542%		27,000	480	125	605	0
	China Government International Bond	1.000%	12/20/2016	0.431%		14,400	283	(55)	228	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.569%		19,700	326	89	415	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%		15,800	(258)	53	0	(205)
	Italy Government International Bond	1.000%	06/20/2019	1.316%		6,000	(111)	19	0	(92)
	Prudential Financial, Inc.	1.000%	03/20/2019	0.590%		19,700	326	70	396	0

FBF	American International Group, Inc.	1.000%	03/20/2019	0.642%		15,700	236	38	274	0
	Brazil Government International Bond	1.000%	06/20/2015	0.383%		3,400	(39)	66	27	0
	Goldman Sachs Group, Inc.	1.000%	12/20/2014	0.331%		10,000	(210)	262	52	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		1,200	(27)	38	11	0
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.196%		11,900	106	(80)	26	0
	MetLife, Inc.	1.000%	12/20/2014	0.087%		1,200	(19)	27	8	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.514%		1,200	(12)	21	9	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%		1,300	(22)	34	12	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%		15,800	(265)	60	0	(205)

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.514%		200	(2)	3	1	0

MYC	Italy Government International Bond	1.000%	03/20/2019	1.283%		7,800	(129)	28	0	(101)

RYL	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		1,200	(27)	37	10	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.514%		500	(5)	8	3	0
	China Government International Bond	1.000%	03/20/2015	0.150%		4,800	68	(27)	41	0

							$46	$1,694	$2,617	$(877)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$193	$ 0	$3	$3	$0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	579	0	9	9	0

					$ 0	$12	$12	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	95

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	10.630%	01/02/2017	BRL	1,000	$0	$(11)	$0	$(11)

BRC	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	10,500	(6)	10	4	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		13,200	(8)	12	4	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		10,200	(2)	13	11	0

GLM	Pay	1-Year BRL-CDI	10.630%	01/02/2017	BRL	1,000	0	(12)	0	(12)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018	MXN	23,900	(15)	20	5	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		33,600	(7)	41	34	0

HUS	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		31,400	(20)	32	12	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		11,100	(1)	12	11	0

JPM	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		10,600	(4)	7	3	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		5,300	0	6	6	0

MYC	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		15,900	(9)	13	4	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		29,400	(6)	36	30	0

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	5,200	3	(153)	0	(150)

							$(75)	$26	$124	$(173)

Total Swap Agreements							$(29)	$1,732	$2,753	$(1,050)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $1,813 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$0	$0	$(504)	$(62)	$(11)	$(577)	$(577)	$239	$(338)
BPS	2	0	16	18	(480)	0	0	(480)	(462)	370	(92)
BRC	510	0	454	964	(270)	0	0	(270)	694	(900)	(206)
CBK	258	0	48	306	(112)	0	(274)	(386)	(80)	344	264
DUB	17	0	1,644	1,661	0	0	(297)	(297)	1,364	(1,210)	154
FBF	0	0	398	398	(455)	0	0	(455)	(57)	0	(57)
GLM	423	0	39	462	0	0	(12)	(12)	450	(400)	50
GST	0	0	3	3	0	0	0	0	3	0	3
HUS	0	0	44	44	(55)	0	(205)	(260)	(216)	347	131
JPM	0	0	19	19	0	0	0	0	19	(60)	(41)
MYC	0	0	34	34	0	0	(101)	(101)	(67)	(80)	(147)
RYL	819	0	10	829	(816)	0	0	(816)	13	0	13
UAG	379	0	44	423	(835)	0	(150)	(985)	(562)	513	(49)

Total Over the Counter	$2,408	$0	$2,753	$5,161	$(3,527)	$(62)	$(1,050)	$(4,639)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,308	$1,308
Swap Agreements	0	30	0	0	315	345

	$0	$30	$0	$0	$1,623	$1,653

96	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,408	$0	$2,408
Swap Agreements	0	2,629	0	0	124	2,753

	$0	$2,629	$0	$2,408	$124	$5,161

	$0	$2,659	$0	$2,408	$1,747	$6,814

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,527	$0	$3,527
Written Options	0	0	0	62	0	62
Swap Agreements	0	877	0	0	173	1,050

	$0	$877	$0	$3,589	$173	$4,639

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$73	$73
Futures	0	0	0	0	435	435
Swap Agreements	0	691	0	0	(6,089)	(5,398)

	$0	$691	$0	$0	$(5,581)	$(4,890)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,267)	$0	$(5,267)
Written Options	0	0	0	339	2,924	3,263
Swap Agreements	0	(1,985)	0	0	640	(1,345)

	$0	$(1,985)	$0	$(4,928)	$3,564	$(3,349)

	$0	$(1,294)	$0	$(4,928)	$(2,017)	$(8,239)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,839	$4,839
Swap Agreements	0	44	0	0	(2,350)	(2,306)

	$0	$44	$0	$0	$2,489	$2,533

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$504	$0	$504
Written Options	0	0	0	(314)	(466)	(780)
Swap Agreements	0	4,073	0	0	(21)	4,052

	$0	$4,073	$0	$190	$(487)	$3,776

	$0	$4,117	$0	$190	$2,002	$6,309

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	97

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,326	$0	$2,326
Corporate Bonds & Notes
Banking & Finance	0	384,877	106	384,983
Industrials	0	156,170	91	156,261
Utilities	0	105,826	0	105,826
Municipal Bonds & Notes
California	0	118	0	118
Illinois	0	264	0	264
Louisiana	0	1,185	0	1,185
New York	0	776	0	776
Wisconsin	0	879	0	879
U.S. Government Agencies	0	542,091	0	542,091
U.S. Treasury Obligations	0	220,639	0	220,639
Mortgage-Backed Securities	0	172,614	0	172,614
Asset-Backed Securities	0	84,410	0	84,410
Sovereign Issues	0	245,782	0	245,782
Preferred Securities
Banking & Finance	0	5,943	0	5,943
Short-Term Instruments
Certificates of Deposit	0	73,175	0	73,175
Commercial Paper	0	21,456	0	21,456
Repurchase Agreements	0	3,927	0	3,927
Mexico Treasury Bills	0	25,808	0	25,808
U.S. Treasury Bills	0	370	0	370
	$0	$2,048,636	$197	$2,048,833

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$565,374	$0	$0	$565,374

Total Investments	$565,374	$2,048,636	$197	$2,614,207

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,233)	$0	$(3,233)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,308	345	0	1,653
Over the counter	0	5,161	0	5,161
	$1,308	$5,506	$0	$6,814

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4,639)	$0	$(4,639)

Totals	$566,682	$2,046,270	$197	$2,613,149

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

98	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Mortgage-Backed Securities Fund

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 142.9%

U.S. GOVERNMENT AGENCIES 126.9%
Fannie Mae
0.000% due 07/25/2022 (b)	$18	$17
0.201% due 12/25/2036	2,985	2,915
0.274% due 03/25/2034	679	673
0.304% due 08/25/2034	33	33
0.394% due 06/25/2033	47	45
0.414% due 06/25/2032	218	220
0.454% due 03/25/2018	166	166
0.494% due 11/25/2032	117	107
0.556% due 04/18/2028	3	3
0.604% due 05/25/2023 - 07/25/2036	1,850	1,857
0.654% due 03/25/2017 - 03/25/2032	456	461
0.804% due 02/25/2024	260	264
1.154% due 04/25/2023 - 04/25/2032	215	220
1.180% due 05/01/2033	205	216
1.300% due 02/01/2036	318	326
1.332% due 08/01/2042 - 10/01/2044	2,258	2,323
1.711% due 08/01/2027	465	501
1.752% due 03/01/2032	76	81
1.899% due 01/01/2035	413	435
1.910% due 03/01/2035	11	12
1.915% due 02/01/2035	72	75
1.916% due 01/01/2035	213	225
1.925% due 05/01/2035	574	611
1.926% due 01/01/2035	135	144
1.980% due 02/01/2035	140	146
1.991% due 12/01/2034	10	11
1.996% due 12/01/2034	38	40
2.000% due 01/01/2028 - 04/01/2029	4,065	3,961
2.001% due 01/01/2035	59	63
2.007% due 03/01/2035	52	54
2.041% due 11/01/2035	102	107
2.043% due 11/01/2034	31	32
2.050% due 09/01/2034	467	490
2.094% due 04/01/2035	246	258
2.096% due 10/01/2035	24	25
2.206% due 03/01/2035	31	32
2.213% due 02/01/2035	40	43
2.219% due 12/01/2034	462	485
2.222% due 10/01/2035	79	84
2.249% due 04/01/2033	140	149
2.250% due 03/01/2027	76	80
2.256% due 02/01/2035	79	84
2.260% due 10/01/2028	10	10
2.269% due 02/01/2035	67	72
2.275% due 12/01/2035	395	415
2.300% due 05/25/2035	251	258
2.344% due 06/01/2030	12	12
2.355% due 03/01/2023	2,695	2,586
2.359% due 02/01/2035	60	63
2.374% due 09/01/2035	320	344
2.392% due 01/25/2022 (a)	7,284	918
2.405% due 07/01/2035 - 08/01/2036	1,070	1,137
2.419% due 07/01/2035	128	136
2.474% due 05/01/2035	187	199
2.500% due 06/01/2028 - 04/01/2044	21,354	21,196
2.530% due 07/01/2035	109	117
2.630% due 10/01/2032	243	248

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.748% due 05/01/2023	$8	$8
3.000% due 04/01/2029 - 05/01/2044	20,954	20,470
3.330% due 07/01/2022	732	765
3.500% due 04/01/2029 - 04/01/2044	5,500	5,703
3.600% due 08/01/2023	454	471
3.765% due 12/01/2025	1,500	1,568
4.000% due 04/01/2029 - 05/01/2044	41,478	43,376
4.500% due 04/01/2029 - 04/01/2044	12,458	13,234
5.000% due 04/01/2029 - 05/01/2044	5,482	5,865
5.075% due 11/01/2018	1	1
5.208% due 11/01/2035	88	92
5.360% due 11/01/2035	137	148
5.500% due 08/01/2024 - 05/01/2041	2,294	2,541
5.768% due 01/25/2043	1,323	1,000
5.990% due 08/01/2017	1,069	1,155
6.000% due 07/01/2017 - 05/01/2044	10,831	12,083
6.500% due 06/01/2021 - 04/01/2044	3,408	3,830
7.000% due 09/25/2023	25	29
7.500% due 09/01/2034	1	2
7.750% due 08/25/2022	19	22
8.200% due 04/25/2025	0	1
Federal Housing Administration
7.430% due 06/01/2019	51	49
Freddie Mac
0.305% due 08/15/2019	437	437
0.405% due 05/15/2035	106	105
0.505% due 08/15/2043	757	758
0.555% due 06/15/2032 - 12/15/2032	182	182
0.605% due 12/15/2031	141	142
0.655% due 09/15/2030	16	16
0.841% due 01/25/2023 (a)	23,537	1,334
1.052% due 11/25/2022 (a)	10,663	752
1.055% due 02/15/2021	302	307
1.250% due 10/02/2019	3,100	2,974
1.256% due 04/25/2021 (a)	6,887	498
1.332% due 02/25/2045	390	395
1.379% due 11/25/2019 (a)	36,613	2,441
1.393% due 11/25/2019 (a)	3,974	253
2.033% due 02/01/2018	23	24
2.250% due 02/01/2035 - 03/01/2035	43	44
2.352% due 01/01/2035	86	91
2.355% due 02/01/2028	72	75
2.369% due 01/01/2034	29	31
2.375% due 07/01/2030 - 04/01/2035	284	299
2.403% due 09/01/2035	1,537	1,632
2.454% due 09/01/2035	390	416
2.458% due 01/01/2035	1,250	1,342
2.470% due 10/01/2036	515	546
2.515% due 05/01/2032	19	20
2.530% due 02/01/2035	40	42
2.569% due 03/01/2035	26	28
2.596% due 08/01/2036	60	64
2.601% due 06/01/2035	51	55
2.615% due 03/01/2034	654	700
2.847% due 08/01/2025	2	2
2.869% due 11/01/2028	3	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 08/01/2042 - 07/01/2043	$9,485	$9,167
3.500% due 12/15/2022	1	1
4.000% due 07/01/2043 - 12/01/2044	14,381	14,874
4.500% due 03/15/2021 - 12/01/2044	16,001	17,031
5.000% due 10/01/2029 - 07/01/2041	12,405	13,521
5.500% due 12/01/2017 - 06/01/2040	9,782	10,777
6.000% due 11/01/2027 - 12/01/2044	4,358	4,846
6.500% due 12/15/2023 - 05/15/2028	456	513
8.000% due 06/15/2026	9	10
11.855% due 05/15/2035	508	540
15.382% due 05/15/2041	977	1,076
Ginnie Mae
0.355% due 02/16/2032 - 07/16/2032	99	99
0.405% due 08/16/2032	443	445
0.705% due 04/16/2032	155	156
0.879% due 09/20/2063	1,107	1,119
1.159% due 04/20/2063 - 08/20/2063	4,780	4,897
1.459% due 09/20/2063	996	1,032
1.625% due 06/20/2017 - 03/20/2027	20	21
2.000% due 02/20/2017 - 03/20/2043	198	183
2.500% due 12/20/2021	5	5
3.000% due 04/01/2044	4,000	3,935
3.500% due 02/20/2018 - 04/01/2044	15,002	15,311
4.000% due 03/20/2016 - 04/01/2044	14,707	15,459
4.500% due 01/15/2035 - 12/01/2044	15,062	16,291
5.000% due 11/20/2034 - 12/20/2043	18,383	20,167
5.500% due 09/15/2033 - 12/15/2039	6,742	7,475
6.500% due 07/15/2024 - 08/15/2038	918	1,038
7.500% due 08/15/2027	1	1

Total U.S. Government Agencies (Cost $331,136)		334,196

U.S. TREASURY OBLIGATIONS 8.8%
U.S. Treasury Notes
1.375% due 09/30/2018	19,000	18,837
1.500% due 02/28/2019	1,500	1,486
2.375% due 12/31/2020	2,800	2,823

Total U.S. Treasury Obligations (Cost $23,325)		23,146

MORTGAGE-BACKED SECURITIES 4.3%
American Home Mortgage Investment Trust
0.394% due 05/25/2047 ^	7	0
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049	130	140
Banc of America Funding Corp.
0.447% due 05/20/2035	139	95
2.807% due 01/20/2047 ^	734	573
Bear Stearns Alt-A Trust
4.413% due 11/25/2036 ^	1,479	1,134

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	99

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CBA Commercial Small Balance Commercial Mortgage
0.434% due 12/25/2036	$270	$211
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.434% due 01/25/2035	72	64
Citigroup Mortgage Loan Trust, Inc.
0.954% due 08/25/2035	1,128	925
Countrywide Alternative Loan Trust
0.357% due 07/20/2046 ^	156	97
0.364% due 05/25/2035	758	638
0.384% due 08/25/2046	35	4
0.404% due 09/25/2046 ^	426	115
0.404% due 10/25/2046 ^	144	56
0.424% due 05/25/2036 ^	70	38
0.437% due 09/20/2046	365	102
0.494% due 10/25/2046 ^	340	13
0.524% due 11/25/2035 ^	28	7
0.574% due 12/25/2035	95	53
Countrywide Home Loan Mortgage Pass-Through Trust
0.444% due 02/25/2035	14	11
0.444% due 04/25/2035	419	345
0.454% due 04/25/2046 ^	101	42
0.494% due 03/25/2036	112	62
0.504% due 02/25/2036 ^	69	20
1.074% due 09/25/2034	377	237
2.556% due 04/25/2035	943	741
Credit Suisse First Boston Mortgage Securities Corp.
2.548% due 09/25/2034	538	551
Greenpoint Mortgage Funding Trust
0.354% due 10/25/2046	374	238
0.354% due 12/25/2046 ^	357	184
0.424% due 04/25/2036 ^	58	19
0.474% due 09/25/2046 ^	390	199
0.494% due 10/25/2046	380	168
GSR Mortgage Loan Trust
0.414% due 08/25/2046	319	91
HarborView Mortgage Loan Trust
0.406% due 09/19/2046 ^	41	5
HomeBanc Mortgage Trust
0.334% due 12/25/2036	297	259
IndyMac Mortgage Loan Trust
0.354% due 11/25/2046	346	206
LB Commercial Mortgage Trust
5.517% due 07/15/2044	100	110
Lehman XS Trust
0.384% due 06/25/2046 ^	2	0
0.474% due 11/25/2046 ^	383	124
MASTR Adjustable Rate Mortgages Trust
0.454% due 05/25/2047 ^	397	196
0.494% due 05/25/2047 ^	397	120
MASTR Alternative Loan Trust
0.554% due 03/25/2036	1,296	368
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.855% due 11/15/2031	162	163
Morgan Stanley Dean Witter Capital, Inc. Trust
5.500% due 04/25/2017	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc. Trust
0.354% due 12/25/2046 ^	$360	$162
0.384% due 05/25/2037 ^	128	33
0.424% due 05/25/2046 ^	328	119
3.202% due 08/25/2035 ^	233	135
Sequoia Mortgage Trust
0.856% due 10/19/2026	127	126
0.917% due 10/20/2027	24	23
Structured Asset Mortgage Investments Trust
0.816% due 09/19/2032	59	58
Thornburg Mortgage Securities Trust
6.069% due 09/25/2037	168	166
UBS-Barclays Commercial Mortgage Trust
1.357% due 04/10/2046 (a)	3,466	292
WaMu Commercial Mortgage Securities Trust
5.336% due 03/23/2045	792	817
WaMu Mortgage Pass-Through Certificates
0.374% due 07/25/2046 ^	26	2
0.688% due 07/25/2044	263	244
0.854% due 12/25/2045	349	60
Washington Mutual MSC Mortgage Pass-Through Certificates
0.404% due 07/25/2046	68	13
0.899% due 04/25/2047 ^	184	39
Wells Fargo Commercial Mortgage Trust
2.128% due 10/15/2045 (a)	3,427	398

Total Mortgage-Backed Securities (Cost $12,748)		11,412

ASSET-BACKED SECURITIES 2.0%
ALM Ltd.
1.467% due 02/13/2023	800	800
Amortizing Residential Collateral Trust
0.734% due 07/25/2032	25	24
0.854% due 10/25/2031	17	15
Amresco Residential Securities Mortgage Loan Trust
0.649% due 06/25/2028	175	164
0.709% due 06/25/2027	97	95
0.709% due 09/25/2027	214	205
0.784% due 09/25/2028	451	416
Centex Home Equity Loan Trust
0.454% due 01/25/2032	23	21
CIT Group Home Equity Loan Trust
0.694% due 06/25/2033	90	83
Conseco Finance Home Equity Loan Trust
1.655% due 05/15/2032	623	611
Countrywide Asset-Backed Certificates
0.834% due 06/25/2033	192	186
Dryden Senior Loan Fund
1.409% due 01/15/2022	1,000	1,000
EMC Mortgage Loan Trust
0.904% due 08/25/2040	116	106
GSAA Home Equity Trust
0.454% due 03/25/2037	450	275
Home Equity Asset Trust
0.754% due 11/25/2032	3	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Mortgage Loan Trust
0.514% due 04/25/2037	$983	$556
Renaissance Home Equity Loan Trust
0.914% due 12/25/2032	54	47
Salomon Brothers Mortgage Securities, Inc.
1.129% due 10/25/2028	232	226
Saturn CLO Ltd.
0.462% due 05/13/2022	393	385
Specialty Underwriting & Residential Finance Trust
0.834% due 01/25/2034	35	30
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.734% due 01/25/2033	21	20
United National Home Loan Owner Trust
7.410% due 03/25/2025 ^	111	116

Total Asset-Backed Securities (Cost $5,085)		5,383

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (c) 0.9%
		2,405

U.S. TREASURY BILLS 0.0%
0.061% due 04/17/2014 (d)	40	40

Total Short-Term Instruments (Cost $2,445)		2,445

Total Investments in Securities (Cost $374,739)		376,582

	SHARES
INVESTMENTS IN AFFILIATES 0.9%

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%
PIMCO Short-Term Floating NAV Portfolio	223,247	2,233
PIMCO Short-Term Floating NAV Portfolio III	1,778	18

Total Short-Term Instruments (Cost $2,251)		2,251

Total Investments in Affiliates (Cost $2,251)		2,251

Total Investments 143.8% (Cost $376,990)		$378,833

Financial Derivative Instruments (e) 0.0% (Cost or Premiums, net $(71))		13

Other Assets and Liabilities, net (43.8%)		(115,414)

Net Assets 100.0%		$263,432

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.

100	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$2,405	Fannie Mae 2.260% due 10/17/2022	$(2,456)	$2,405	$2,405

Total Repurchase Agreements						$(2,456)	$2,405	$2,405

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $3,682 at a weighted average interest rate of (0.145%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (2)
Fannie Mae	3.500%	04/01/2044	$8,000	$(8,038)	$(8,050)
Fannie Mae	4.000%	05/01/2044	30,000	(31,150)	(31,140)
Fannie Mae	4.500%	04/01/2044	9,500	(10,132)	(10,137)
Fannie Mae	5.500%	04/01/2044	4,000	(4,411)	(4,414)
Ginnie Mae	2.500%	04/01/2044	4,000	(3,781)	(3,775)
Ginnie Mae	5.000%	04/01/2044	12,000	(13,148)	(13,107)
U.S. Treasury Notes	1.250%	10/31/2018	1,000	(982)	(990)
U.S. Treasury Notes	1.500%	12/31/2018	7,600	(7,546)	(7,575)

Total Short Sales				$(79,188)	$(79,188)

(2)	Payable for Short Sales includes $35 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(d)	Securities with an aggregate market value of $40 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$2,405	$0	$0	$0	$2,405	$(2,456)	$(51)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(24,994)	(24,994)	40	(24,954)
BOA	0	0	0	(2,013)	(2,013)	(10)	(2,023)
DEU	0	0	0	(8,189)	(8,189)	0	(8,189)
FOB	0	0	0	(20,748)	(20,748)	0	(20,748)
GSC	0	0	0	(10,137)	(10,137)	0	(10,137)
JPS	0	0	0	(13,107)	(13,107)	0	(13,107)
MSC	0	0	0	0	0	(605)	(605)
SAL	0	0	0	0	0	(161)	(161)

Total Borrowings and Other Financing Transactions	$2,405	$0	$0	$(79,188)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	101

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC Fannie Mae 3.500% due 04/01/2044	$	101.570	04/03/2014	$9,000	$(17)	$(2)

GSC	Put - OTC Fannie Mae 3.500% due 04/01/2044		99.328	04/03/2014	10,000	(19)	(1)
	Put - OTC Fannie Mae 3.500% due 04/01/2044		99.559	04/03/2014	9,000	(21)	(2)
	Call - OTC Fannie Mae 3.500% due 04/01/2044		101.328	04/03/2014	10,000	(14)	(4)

						$(71)	$(9)

Total Written Options						$(71)	$(9)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	Notional Amount	Premiums
Balance at 03/31/2013	$0	$0
Sales	180,000	(755)
Closing Buys	0	0
Expirations	(112,000)	558
Exercised	(30,000)	126

Balance at 03/31/2014	$38,000	$(71)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION (1)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (3)
									Asset	Liability
GST	Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	(2.500%	)	10/11/2021	$	500	$0	$22	$22	$0

Total Swap Agreements							$0	$22	$22	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on asset-backed securities serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$0	$0	$0	$0	$(2)	$0	$(2)	$(2)	$0	$(2)
GSC	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
GST	0	0	22	22	0	0	0	0	22	(100)	(78)

Total Over the Counter	$0	$0	$22	$22	$0	$(9)	$0	$(9)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

102	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$22	$0	$0	$0	$22

Financial Derivative Instruments - Liabilities
Over the counter
Written Options	$0	$0	$0	$0	$9	$9

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$4	$4

Over the counter
Written Options	$0	$0	$0	$0	$558	$558
Swap Agreements	0	(12)	0	0	0	(12)

	$0	$(12)	$0	$0	$558	$546

	$0	$(12)	$0	$0	$562	$550

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Written Options	$0	$0	$0	$0	$62	$62
Swap Agreements	0	(75)	0	0	0	(75)

	$0	$(75)	$0	$0	$62	$(13)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
U.S. Government Agencies	$0	$334,147	$49	$334,196
U.S. Treasury Obligations	0	23,146	0	23,146
Mortgage-Backed Securities	0	11,412	0	11,412
Asset-Backed Securities	0	5,383	0	5,383
Short-Term Instruments
Repurchase Agreements	0	2,405	0	2,405
U.S. Treasury Bills	0	40	0	40
	$0	$376,533	$49	$376,582

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,251	$0	$0	$2,251

Total Investments	$2,251	$376,533	$49	$378,833

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(70,623)	$0	$(70,623)
U.S. Treasury Obligations	0	(8,565)	0	(8,565)
	$0	$(79,188)	$0	$(79,188)

Financial Derivative Instruments - Assets
Over the counter	$0	$22	$0	$22

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(9)	$0	$(9)

Totals	$2,251	$297,358	$49	$299,658

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	103

Schedule of Investments PIMCO Mortgage Opportunities Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.1%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.1%
SLM Student Loan Trust
4.400% due 07/25/2039	EUR	880	$1,120

Total Corporate Bonds & Notes (Cost $1,072)			1,120

U.S. GOVERNMENT AGENCIES 37.7%
Fannie Mae
0.000% due 01/25/2018 (a)		$564,845	618
0.000% due 01/01/2033 - 07/25/2043 (b)		4,817	3,643
0.754% due 02/25/2024		23	23
0.991% due 09/25/2022 (a)		34,444	2,079
2.000% due 12/25/2042		75	39
2.355% due 03/01/2023		2,695	2,586
2.500% due 06/25/2022 - 04/25/2042		5,521	5,475
2.500% due 12/25/2027 - 02/25/2028 (a)		15,478	1,704
2.980% due 07/01/2022		10,150	10,263
3.000% due 01/25/2042 - 04/25/2043 (a)		49,321	8,939
3.000% due 11/01/2042 - 07/01/2043		2,924	2,802
3.136% due 08/25/2043		100	105
3.330% due 07/01/2022		1,894	1,978
3.346% due 05/25/2042		84	89
3.500% due 01/25/2041 - 04/01/2044		14,111	13,540
3.500% due 07/25/2042 - 02/25/2044 (a)		12,791	2,211
3.600% due 08/01/2023		454	471
3.690% due 08/01/2023		3,799	3,963
3.750% due 05/25/2033		65	68
3.765% due 12/01/2025		4,500	4,704
4.000% due 02/25/2024 - 02/25/2044 (a)		2,204	400
4.000% due 11/01/2040 - 08/01/2043		49,846	51,698
4.500% due 04/01/2029 - 04/01/2044		33,629	36,061
5.000% due 04/25/2033 - 04/01/2044		44,743	48,861
5.500% due 02/01/2029 - 01/25/2032 (a)		891	180
5.500% due 01/25/2034 - 06/25/2036		3,408	3,820
5.946% due 06/25/2037 (a)		2,099	292
5.996% due 05/25/2042 (a)		866	155
6.000% due 02/01/2033 (a)		697	150
6.000% due 02/25/2034 - 11/01/2040		2,745	3,071
6.046% due 03/25/2042 (a)		457	87
6.096% due 03/25/2024 (a)		245	16
6.300% due 06/25/2031		1,321	1,469
6.496% due 08/25/2018 (a)		24,583	5,186
6.500% due 03/01/2017		228	241
6.516% due 01/25/2018 (a)		81,312	9,510
6.546% due 08/25/2040 (a)		5,485	871
6.596% due 09/25/2039 (a)		543	78
6.646% due 11/25/2036 (a)		4,236	581
6.784% due 04/25/2042		151	147
7.000% due 12/25/2023 - 03/25/2049		105	122

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.167% due 05/25/2042	$92	$84
7.261% due 08/25/2033	1,001	976
8.946% due 07/25/2033	1,942	2,424
9.391% due 10/25/2041	3,183	3,154
9.491% due 11/25/2041	8,424	8,376
11.321% due 08/25/2043	5,043	5,056
12.352% due 03/25/2040	435	509
15.383% due 05/25/2043	3,282	3,540
17.451% due 09/25/2024	48	63
19.364% due 09/25/2023	12	16
24.903% due 12/25/2036	552	908
Freddie Mac
0.000% due 09/15/2032 - 07/15/2042 (b)	3,444	3,093
0.902% due 09/25/2022 (a)	47,674	2,802
1.250% due 10/02/2019	16,400	15,734
1.303% due 08/25/2019 (a)	154,482	9,247
1.379% due 11/25/2019 (a)	105,023	7,001
2.500% due 09/15/2027 - 12/15/2027 (a)	22,150	2,416
3.000% due 04/15/2027 - 12/15/2032 (a)	4,173	472
3.000% due 06/15/2036	170	173
3.500% due 03/15/2035 - 10/15/2042	3,898	3,750
4.000% due 04/15/2019 - 08/01/2043	16,142	16,558
4.500% due 04/01/2019 - 12/01/2041	10,116	10,864
5.000% due 05/15/2019 - 12/01/2039	3,981	4,370
5.500% due 02/15/2033 - 05/15/2041	5,215	5,732
5.845% due 06/15/2018 - 10/15/2036 (a)	3,513	431
6.000% due 07/15/2035	336	412
6.445% due 01/15/2041 (a)	2,422	347
6.495% due 02/15/2032 - 03/15/2035 (a)	7,100	1,111
6.545% due 10/15/2034 - 09/15/2035 (a)	7,230	1,022
6.595% due 03/15/2037 (a)	3,396	538
6.782% due 12/15/2023 (a)	1,458	296
7.000% due 03/01/2039	185	203
7.604% due 12/15/2042	635	576
7.845% due 06/15/2031 (a)	655	148
7.870% due 05/15/2024 (a)	816	152
7.987% due 09/17/2032	88	97
9.391% due 09/15/2041	4,326	4,275
9.490% due 10/15/2040	1,036	1,027
9.590% due 01/15/2041	689	697
11.855% due 05/15/2035	932	991
11.909% due 05/15/2033	71	84
12.690% due 05/15/2033	17	19
13.995% due 02/15/2041	1,709	1,701
15.318% due 04/15/2043	4,932	5,305
15.382% due 05/15/2041	4,131	4,554
15.559% due 10/15/2033	1,135	1,300
16.112% due 11/15/2034	24	32
17.765% due 05/15/2035	641	860
18.863% due 10/15/2023	141	182
Ginnie Mae
0.000% due 03/16/2033 - 05/20/2041 (b)	11,632	8,984
0.489% due 10/20/2060	2,543	2,522
0.609% due 11/20/2060	1,930	1,924
0.659% due 03/20/2061	1,033	1,032
0.669% due 12/16/2043 (a)	29,730	169

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.679% due 08/20/2062		$1,976	$1,975
0.879% due 09/20/2063		16,603	16,770
1.076% due 05/16/2050 (a)		32,235	1,358
1.287% due 08/16/2048 (a)		25,598	1,796
1.510% due 12/16/2043 (a)		847	46
1.575% due 04/16/2053 (a)		15,665	1,122
1.893% due 05/16/2053 (a)		2,095	153
2.077% due 12/20/2042		58	55
2.500% due 07/20/2042 - 04/01/2044		1,001	945
3.000% due 10/20/2042 (a)		9,761	1,452
3.000% due 04/01/2044		1,000	984
3.500% due 05/16/2042		1	0
4.000% due 09/20/2038 - 04/01/2044		9,070	9,526
4.250% due 10/20/2038		1,040	1,089
4.500% due 03/15/2039 - 04/01/2044		13,619	14,718
4.500% due 12/16/2041 - 03/16/2043 (a)		6,137	1,144
5.000% due 08/20/2034 - 07/20/2040		787	869
5.000% due 09/20/2038 (a)		2,355	420
5.500% due 02/20/2034 - 04/20/2040		46	52
5.500% due 11/16/2037 (a)		323	46
5.945% due 11/16/2034 (a)		1,907	319
6.000% due 06/20/2037 - 06/20/2041		2,428	2,748
6.093% due 02/20/2042 (a)		2,504	451
6.423% due 10/20/2033 (a)		2,783	554
6.500% due 03/15/2035		1,676	1,952
7.500% due 11/15/2030		41	46
8.000% due 05/17/2034		304	355
9.287% due 12/20/2040		4,000	3,950
11.582% due 09/20/2043		851	874

Total U.S. Government Agencies (Cost $443,360)			442,374

U.S. TREASURY OBLIGATIONS 31.2%
U.S. Treasury Notes
1.250% due 11/30/2018 (e)(g)		40,000	39,316
1.500% due 12/31/2018 (e)		66,100	65,627
1.500% due 01/31/2019 (e)		11,000	10,908
1.500% due 02/28/2019 (e)		71,000	70,318
1.750% due 10/31/2020		11,456	11,127
2.000% due 09/30/2020		600	593
2.000% due 11/30/2020		3,400	3,350
2.000% due 02/28/2021 (e)		48,000	47,106
2.125% due 08/31/2020		5,340	5,327
2.125% due 01/31/2021		11,000	10,895
2.250% due 03/31/2021 (e)		25,000	24,916
2.375% due 12/31/2020 (e)		31,400	31,655
2.750% due 11/15/2023 (e)		45,100	45,311

Total U.S. Treasury Obligations (Cost $367,565)			366,449

MORTGAGE-BACKED SECURITIES 36.6%
Aggregator of Loans Backed by Assets PLC
2.771% due 12/16/2042	GBP	875	1,490
American Home Mortgage Assets Trust
0.444% due 08/25/2037 ^		$12,107	4,751
3.005% due 01/25/2036		3,192	2,237
American Home Mortgage Investment Trust
2.330% due 06/25/2045		1,017	1,008
Banc of America Alternative Loan Trust
6.000% due 06/25/2046		7,714	6,144

104	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Corp.
2.096% due 01/26/2037		$69	$70
2.693% due 02/20/2036		2,789	2,228
2.807% due 01/20/2047 ^		33	26
6.000% due 09/25/2036		96	96
Banc of America Mortgage Trust
2.816% due 04/25/2035		1,350	1,184
2.866% due 05/25/2034		313	313
2.867% due 11/20/2046 ^		610	503
2.889% due 06/25/2034		376	368
5.311% due 04/25/2035		123	118
Bancaja Fondo de Titulizacion de Activos
0.538% due 02/20/2036	EUR	2,272	2,976
BCAP LLC Trust
0.326% due 01/26/2037		$5,652	3,759
0.405% due 07/26/2035		4,855	4,803
1.581% due 10/26/2035		7,574	7,606
2.391% due 01/26/2034		1,490	1,491
2.658% due 12/26/2037		1,062	1,073
Bear Stearns Adjustable Rate Mortgage Trust
2.484% due 12/25/2046 ^		2,435	2,016
2.501% due 10/25/2036		739	588
2.730% due 05/25/2034		102	99
2.793% due 10/25/2034		341	340
Bear Stearns Alt-A Trust
0.314% due 02/25/2034		119	114
0.474% due 08/25/2036		18,620	12,773
0.654% due 01/25/2036 ^		3,715	2,656
2.486% due 08/25/2036 ^		4,611	1,983
4.943% due 09/25/2035		802	657
Bear Stearns Mortgage Funding Trust
0.384% due 09/25/2046 ^		271	181
Bear Stearns Structured Products, Inc.
1.885% due 01/26/2036		9,247	7,469
Celtic Residential Irish Mortgage Securitisation PLC
0.521% due 04/10/2048	EUR	5,846	7,335
0.564% due 12/14/2048		2,217	2,821
Chase Mortgage Finance Trust
2.660% due 02/25/2037		$36	36
Citigroup Commercial Mortgage Trust
5.425% due 10/15/2049		3,035	3,328
Citigroup Mortgage Loan Trust, Inc.
2.500% due 03/25/2036		292	273
2.540% due 05/25/2035		64	63
6.000% due 08/25/2037		4,656	3,593
Commercial Mortgage Trust
1.922% due 12/10/2045 (a)		7,942	817
Countrywide Alternative Loan Trust
0.274% due 06/25/2036		8,947	7,505
0.477% due 11/20/2035		1,081	919
0.554% due 06/25/2036 ^		50	33
0.854% due 05/25/2036		495	315
1.629% due 09/25/2035		141	129
2.478% due 03/25/2047 ^		340	277
5.096% due 02/25/2035 (a)		3,890	448
5.505% due 05/25/2036		9,317	7,727
6.000% due 10/25/2032		4	3
6.000% due 05/25/2036		140	111
6.000% due 04/25/2037 ^		2,519	2,095
Countrywide Home Loan Mortgage Pass-Through Trust
0.484% due 02/25/2035		731	690
2.566% due 01/25/2036		284	235
2.566% due 03/25/2037 ^		1,809	1,267
2.665% due 02/25/2047 ^		2,074	1,689
2.675% due 11/19/2033		53	52
2.854% due 08/25/2034		1	1
5.024% due 09/25/2037 ^		848	736

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.123% due 01/25/2036 ^		$14,996	$13,725
5.500% due 01/25/2035		812	859
5.750% due 05/25/2037 ^		90	79
6.000% due 01/25/2038		1,007	912
6.250% due 09/25/2037 ^		314	297
Countrywide Home Loan Reperforming Trust
7.500% due 06/25/2035		1,911	1,983
Credit Suisse Mortgage Capital Certificates
2.659% due 01/26/2047		10,358	6,744
CSAB Mortgage-Backed Trust
6.000% due 11/25/2036		96	52
CSMC Mortgage-Backed Trust
5.689% due 10/26/2036		1,628	1,209
Deco Pan Europe BV
0.540% due 10/27/2020	EUR	3,230	3,953
Deco Pan Europe PLC
0.700% due 01/27/2018		2,064	2,780
Deutsche Mortgage Securities, Inc.
3.889% due 06/28/2047		$1,176	1,181
Epic Culzean PLC
1.370% due 10/20/2019	GBP	4,996	8,213
Eurosail PLC
1.291% due 09/13/2045		2,595	4,044
Fastnet Securities PLC
0.456% due 08/10/2043	EUR	1,210	1,444
First Horizon Alternative Mortgage Securities
2.035% due 07/25/2036		$569	379
First Horizon Mortgage Pass-Through Trust
2.613% due 08/25/2035		782	744
2.613% due 11/25/2035		128	121
First Republic Mortgage Loan Trust
0.505% due 11/15/2031		52	48
Global Mortgage Securitization Ltd.
0.424% due 04/25/2032		5,287	5,100
GMAC Mortgage Corp. Loan Trust
3.407% due 05/25/2035		90	88
Great Hall Mortgages PLC
0.365% due 06/18/2039		2,908	2,762
GS Mortgage Securities Trust
1.539% due 08/10/2043 (a)		69,539	4,833
GSR Mortgage Loan Trust
6.250% due 08/25/2036		2,445	2,095
HarborView Mortgage Loan Trust
0.466% due 08/19/2045		148	135
2.468% due 04/19/2034		485	490
Hercules Eclipse PLC
0.760% due 10/25/2018	GBP	1,221	1,970
Impac Secured Assets Trust
0.324% due 01/25/2037		$12,008	9,818
0.504% due 05/25/2036		123	121
Indus Eclipse PLC
0.690% due 01/25/2020	GBP	350	572
IndyMac Mortgage Loan Trust
0.934% due 12/25/2034		$754	639
2.397% due 08/25/2035		219	192
2.518% due 12/25/2034		18	17
2.634% due 09/25/2036		9,942	7,528
2.700% due 09/25/2036		530	382
Jefferies Resecuritization Trust
2.341% due 02/26/2036		2,200	2,186
6.945% due 06/25/2047		2,308	2,336
JPMorgan Alternative Loan Trust
0.314% due 09/25/2036		6,228	4,989
0.314% due 11/25/2036 ^		6,480	4,474
3.298% due 11/25/2036 ^		7,491	6,080
JPMorgan Mortgage Trust
2.604% due 10/25/2035		3,366	3,385

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.736% due 07/25/2035		$46	$47
2.744% due 04/25/2035		256	260
JPMorgan Resecuritization Trust
2.615% due 03/21/2037		7	7
6.000% due 09/26/2036		12,291	7,359
LB Commercial Mortgage Trust
5.517% due 07/15/2044		50	55
LB-UBS Commercial Mortgage Trust
0.142% due 02/15/2040 (a)		165,739	2,566
Leek Finance Ltd.
0.783% due 09/21/2038	GBP	5,639	9,675
Lehman Mortgage Trust
0.474% due 08/25/2036 ^		$525	385
5.750% due 02/25/2037		13,691	10,809
Lehman XS Trust
0.274% due 08/25/2036		947	696
1.054% due 08/25/2047		9,458	6,855
London & Regional Debt Securitisation PLC
4.769% due 10/15/2017	GBP	6,301	10,627
Luminent Mortgage Trust
0.384% due 05/25/2037 ^		$126	87
Mall Funding PLC
1.201% due 04/22/2017	GBP	1,058	1,761
Merrill Lynch Mortgage Investors Trust
0.404% due 08/25/2036		$3,247	3,077
1.154% due 10/25/2035		1,229	1,168
1.596% due 10/25/2035		2,300	2,260
2.008% due 07/25/2029		46	46
2.502% due 12/25/2035		226	215
2.568% due 02/25/2036 ^		1,807	1,434
Morgan Stanley Bank of America Merrill Lynch Trust
1.504% due 12/15/2048 (a)		11,427	792
Morgan Stanley Capital Trust
5.319% due 12/15/2043		6,732	7,359
Morgan Stanley Mortgage Loan Trust
0.424% due 09/25/2035		3,536	3,480
2.467% due 06/25/2037		2,857	1,839
5.191% due 09/25/2035 ^		296	235
5.500% due 10/25/2037		2,245	2,099
Morgan Stanley Re-REMIC Trust
0.386% due 01/26/2037		84	84
0.451% due 02/26/2037		849	845
3.250% due 11/26/2036		100	100
5.000% due 11/26/2036		600	607
Mortgage Equity Conversion Asset Trust
0.610% due 02/25/2042		2,986	2,388
0.610% due 05/25/2042		6,106	4,885
0.620% due 10/25/2041		1,903	1,521
0.630% due 01/25/2042		18,134	14,507
New York Mortgage Trust
0.484% due 08/25/2035		2,189	2,042
Opera Germany PLC
0.520% due 10/20/2014	EUR	757	1,032
RBS Greenwich Capital Mortgage Loan Trust
4.688% due 04/15/2024		$3,500	3,578
RBSSP Resecuritization Trust
0.654% due 09/26/2034		745	692
9.814% due 06/26/2037		1,500	958
Residential Accredit Loans, Inc. Trust
0.354% due 10/25/2046		4,039	2,638
0.364% due 04/25/2046		12,275	6,106
0.454% due 08/25/2035		526	417
0.504% due 08/25/2035 ^		3,407	2,566
0.554% due 10/25/2045		445	326
3.640% due 05/25/2035		209	157
6.000% due 10/25/2034		842	886
8.000% due 04/25/2036 ^		679	621

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	105

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Securitization Trust
6.250% due 08/25/2036		$1,568	$1,484
Residential Funding Mortgage Securities, Inc. Trust
3.788% due 04/25/2037		1,975	1,698
Rural Hipotecario Fondo De Titulizacion Hipotec
0.531% due 02/13/2033	EUR	933	1,233
Sequoia Mortgage Trust
0.377% due 03/20/2035		$985	877
3.998% due 07/20/2037		379	318
SOMF Ltd.
0.681% due 04/22/2017	GBP	212	353
0.821% due 04/22/2017		13,221	21,922
Sovereign Commercial Mortgage Securities Trust
6.022% due 07/22/2030		$600	608
Structured Adjustable Rate Mortgage Loan Trust
2.508% due 08/25/2035		507	473
Structured Asset Mortgage Investments Trust
0.334% due 07/25/2046		175	138
0.344% due 07/25/2046		13,865	9,232
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.443% due 09/25/2033		495	495
Thornburg Mortgage Securities Trust
1.054% due 03/25/2044		145	131
1.855% due 04/25/2045		1,933	1,899
UBS-Barclays Commercial Mortgage Trust
0.172% due 08/10/2049 (a)		178,586	2,924
WaMu Commercial Mortgage Securities Trust
5.336% due 03/23/2045		726	749
5.660% due 03/23/2045		2,200	2,301
WaMu Mortgage Pass-Through Certificates
0.558% due 11/25/2034		2,750	2,605
0.578% due 10/25/2044		10,448	10,016
1.135% due 02/25/2046		764	714
2.255% due 07/25/2037		250	211
2.410% due 08/25/2035		267	267
2.544% due 12/25/2035		5,109	4,486
4.157% due 12/25/2036 ^		3,187	2,906
4.730% due 07/25/2037 ^		177	164
Washington Mutual MSC Mortgage Pass-Through Certificates
0.404% due 02/25/2036		698	532
0.829% due 01/25/2047		4,848	3,471
5.750% due 11/25/2035		2,898	2,537
Wells Fargo Mortgage-Backed Securities Trust
0.654% due 06/25/2037		271	223
2.610% due 02/25/2035		44	44
2.614% due 03/25/2036		759	766
2.614% due 05/25/2036 ^		206	193
2.615% due 01/25/2035		321	318
2.615% due 03/25/2036		1,573	1,559
2.624% due 04/25/2036 ^		504	490
2.644% due 08/25/2033		52	54
6.000% due 09/25/2036		111	108
Windermere CMBS PLC
0.752% due 04/22/2018	EUR	3,116	4,211
0.774% due 04/24/2017	GBP	1,329	2,208

Total Mortgage-Backed Securities (Cost $408,770)			429,644

ASSET-BACKED SECURITIES 21.9%
ABFC Trust
1.404% due 06/25/2034		$2,742	2,564
Accredited Mortgage Loan Trust
0.284% due 02/25/2037		1,983	1,861
0.630% due 09/25/2035		2,800	2,068

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ACE Securities Corp. Home Equity Loan Trust
0.454% due 02/25/2036		$3,655	$2,839
0.834% due 09/25/2035		6,800	5,055
1.129% due 11/25/2033		2,140	2,000
ALM Ltd.
1.467% due 02/13/2023		2,100	2,100
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.604% due 07/25/2035		6,400	5,633
0.624% due 05/25/2035		5,000	4,601
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.944% due 10/25/2033		2,487	2,262
Asset-Backed Funding Certificates Trust
0.774% due 04/25/2034		6,343	6,190
Asset-Backed Securities Corp. Home Equity Loan Trust
0.874% due 06/25/2035		757	704
1.114% due 11/25/2033		2,666	2,419
Avoca CLO PLC
0.600% due 01/16/2023	EUR	1,694	2,294
Babson CLO Ltd.
2.233% due 09/28/2021		$1,450	1,451
Bear Stearns Asset-Backed Securities Trust
0.354% due 12/25/2036		9,178	8,584
0.354% due 04/25/2037		8,674	7,721
1.154% due 10/25/2037		2,016	1,881
BMI CLO
2.735% due 08/01/2021		1,500	1,478
Carlyle Global Market Strategies CLO Ltd.
1.707% due 07/20/2023		900	901
3.237% due 07/20/2023		1,250	1,256
CBRE Realty Finance CDO Ltd.
0.490% due 04/07/2052		1,987	1,914
Centex Home Equity Loan Trust
3.735% due 02/25/2032		1,021	984
Citigroup Mortgage Loan Trust, Inc.
0.294% due 05/25/2037		2,675	2,554
0.564% due 10/25/2035		1,700	1,446
Commercial Industrial Finance Corp.
1.676% due 08/14/2024		900	899
3.036% due 08/14/2024		1,250	1,254
Countrywide Asset-Backed Certificates
0.294% due 07/25/2037		7,100	5,314
0.304% due 05/25/2037		9,135	7,658
0.314% due 10/25/2047		1,071	1,053
0.354% due 04/25/2036		892	791
0.394% due 04/25/2036		767	526
0.634% due 07/25/2035		5,000	4,866
0.634% due 01/25/2036		900	708
0.654% due 08/25/2047		1,633	1,602
0.754% due 10/25/2034		5,904	5,658
0.794% due 08/25/2035		4,502	4,088
5.530% due 04/25/2047		819	752
Credit-Based Asset Servicing and Securitization LLC
0.214% due 11/25/2036		2,846	1,556
1.099% due 04/25/2036		10,634	8,939
5.704% due 10/25/2036		1,100	953
EMC Mortgage Loan Trust
0.704% due 08/25/2040		2,089	1,881
Equifirst Loan Securitization Trust
0.344% due 04/25/2037		1,250	924
First Franklin Mortgage Loan Trust
0.314% due 04/25/2036		5,065	4,026
0.664% due 09/25/2035		1,704	1,676
0.964% due 04/25/2035		4,881	4,555
Fraser Sullivan CLO Ltd.
2.737% due 04/20/2023		2,500	2,512

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSAA Home Equity Trust
0.384% due 04/25/2047		$741	$428
0.454% due 05/25/2047		1,440	1,036
GSAMP Trust
0.274% due 12/25/2036		1,373	712
Harbourmaster CLO BV
0.640% due 10/25/2020	EUR	3,500	4,683
Hewett’s Island CDO Ltd.
0.455% due 06/09/2019		$1,932	1,924
HSI Asset Securitization Corp. Trust
0.304% due 12/25/2036		8,533	4,696
ING Investment Management CLO Ltd.
2.689% due 10/15/2022		1,550	1,562
Jersey Street CLO Ltd.
0.487% due 10/20/2018		3,639	3,623
JPMorgan Mortgage Acquisition Trust
0.314% due 05/25/2036		7,740	7,475
0.324% due 04/25/2036		7,390	7,074
Lehman XS Trust
0.324% due 01/25/2037		747	571
Long Beach Mortgage Loan Trust
0.684% due 06/25/2034		321	305
Magnetite Ltd.
2.983% due 09/15/2023		2,350	2,359
Marquette U.S./European CLO PLC
0.702% due 07/15/2020	EUR	3,000	3,990
MASTR Asset-Backed Securities Trust
0.314% due 10/25/2036		$856	511
0.394% due 10/25/2036		8,703	5,303
0.604% due 10/25/2035		1,000	950
Merrill Lynch Mortgage Investors Trust
0.264% due 03/25/2037		1,225	751
0.264% due 08/25/2037		959	538
0.674% due 06/25/2035		1,560	1,483
0.874% due 06/25/2035		1,212	1,133
Morgan Stanley Mortgage Loan Trust
0.394% due 04/25/2037		2,892	1,620
N-Star Real Estate CDO Ltd.
0.563% due 06/16/2041		3,052	2,899
National Collegiate Student Loan Trust
0.284% due 06/26/2028		710	677
0.284% due 11/27/2028		556	540
0.294% due 12/27/2027		55	53
3.653% due 12/26/2025		10,500	10,477
6.500% due 12/26/2025		4,975	4,951
Nomura Home Equity Loan, Inc.
0.564% due 02/25/2036		2,500	2,104
Octagon Investment Partners Ltd.
0.477% due 04/23/2020		3,299	3,272
Option One Mortgage Loan Asset-Backed Certificates
0.654% due 08/25/2032		1,414	1,334
Option One Mortgage Loan Trust Asset-Backed Certificates
0.344% due 01/25/2036		3,320	3,111
0.694% due 06/25/2032		520	485
0.794% due 07/25/2033		1,188	1,106
Ownit Mortgage Loan Trust
1.084% due 03/25/2036		3,856	3,719
Pangaea ABS SPV
0.575% due 12/28/2096	EUR	889	1,096
RAAC Series
0.504% due 03/25/2034		$644	612
Residential Asset Mortgage Products Trust
0.314% due 02/25/2037		4,308	3,844
0.334% due 08/25/2046		888	843
Residential Asset Securities Corp. Trust
0.404% due 01/25/2036		92	92

106	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RMF Euro CDO PLC
0.775% due 07/18/2023	EUR	900	$1,172
Securitized Asset-Backed Receivables LLC Trust
1.129% due 03/25/2035		$963	910
SG Mortgage Securities Trust
0.584% due 10/25/2035		3,000	2,748
Specialty Underwriting & Residential Finance Trust
0.304% due 09/25/2037		2,778	1,571
0.504% due 03/25/2037		897	477
Structured Asset Securities Corp.
0.314% due 03/25/2036		4,571	4,382
Symphony CLO Ltd.
1.747% due 07/23/2023		1,700	1,704
2.737% due 04/16/2022		3,000	3,004
3.037% due 07/23/2023		1,250	1,253
Trimaran CLO Ltd.
0.488% due 11/01/2018		2,274	2,262
Vanderbilt Mortgage Finance
7.120% due 04/07/2032		590	626

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vitesse CLO Ltd.
0.486% due 08/17/2020	$3,369	$3,352
Wrightwood Capital Real Estate CDO Ltd.
0.554% due 11/21/2040	5,109	4,816

Total Asset-Backed Securities (Cost $251,769)		257,170

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (d) 0.4%
		4,779

U.S. TREASURY BILLS 0.2%
0.076% due 04/17/2014 - 09/11/2014 (c)(e)(i)	2,412	2,411

Total Short-Term Instruments (Cost $7,190)		7,190

Total Investments in Securities (Cost $1,479,726)		1,503,947

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%
PIMCO Short-Term Floating NAV Portfolio	535,108	$5,354

Total Short-Term Instruments (Cost $5,354)		5,354

Total Investments in Affiliates (Cost $5,354)		5,354

Total Investments 128.6% (Cost $1,485,080)		$1,509,301

Financial Derivative Instruments (f)(h) (0.2%) (Cost or Premiums, net $(3,239))		(1,908)

Other Assets and Liabilities, net (28.4%)		(333,420)

Net Assets 100.0%		$1,173,973

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$4,779	Fannie Mae 2.260% due 10/17/2022	$(4,879)	$4,779	$4,779

Total Repurchase Agreements						$(4,879)	$4,779	$4,779

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.040%	03/28/2014	04/03/2014	$(70,393)	$(70,399)
	0.090%	03/14/2014	04/14/2014	(58,230)	(58,264)
	0.100%	03/31/2014	04/01/2014	(796)	(796)
	0.100%	03/31/2014	04/07/2014	(36,797)	(36,810)
	0.130%	03/27/2014	04/10/2014	(13,914)	(13,919)
	0.150%	03/20/2014	04/07/2014	(7,020)	(7,022)
	0.150%	03/20/2014	04/08/2014	(1,873)	(1,873)
	0.150%	03/28/2014	04/11/2014	(2,746)	(2,748)
BPG	0.130%	03/26/2014	04/09/2014	(1,521)	(1,522)
	0.140%	03/27/2014	04/03/2014	(43,363)	(43,369)
FOB	0.070%	03/21/2014	04/08/2014	(1,677)	(1,677)
GSC	0.070%	03/17/2014	04/16/2014	(42,747)	(42,796)
	0.080%	03/24/2014	04/07/2014	(506)	(506)
	0.120%	03/24/2014	04/07/2014	(1,477)	(1,478)
	0.120%	03/25/2014	04/08/2014	(1,115)	(1,116)
	0.150%	03/25/2014	04/09/2014	(3,244)	(3,245)

Total Sale-Buyback Transactions					$(287,540)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	107

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

(2)

As of March 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2014 was $111,979 at a weighted average interest rate of 0.030%.

(3)	Payable for sale-buyback transactions includes $109 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (4)
Fannie Mae	4.000%	04/01/2044	$49,000	$(51,143)	$(50,921)
Fannie Mae	4.000%	05/01/2044	162,000	(167,617)	(167,771)
Fannie Mae	4.500%	04/01/2044	11,000	(11,748)	(11,738)
Fannie Mae	4.500%	05/01/2044	10,000	(10,630)	(10,635)
Fannie Mae	5.500%	04/01/2044	22,000	(24,267)	(24,276)
U.S. Treasury Notes	1.250%	10/31/2018	1,300	(1,277)	(1,287)

Total Short Sales				$(266,682)	$(266,628)

(4)	Payable for Short Sales includes $7 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(e)	Securities with an aggregate market value of $286,125 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (5)
Global/Master Repurchase Agreement
SSB	$4,779	$0	$0	$0	$4,779	$(4,879)	$(100)

Master Securities Forward Transaction Agreement
BCY	0	0	(191,831)	(6,483)	(198,314)	191,213	(7,101)
BOA	0	0	0	(40,039)	(40,039)	0	(40,039)
BPG	0	0	(44,891)	0	(44,891)	44,692	(199)
DEU	0	0	0	(57,095)	(57,095)	0	(57,095)
FOB	0	0	(1,677)	(163,011)	(164,688)	1,671	(163,017)
GSC	0	0	(49,141)	0	(49,141)	48,548	(593)
MSC	0	0	0	0	0	(10)	(10)
SAL	0	0	0	0	0	(55)	(55)

Total Borrowings and Other Financing Transactions	$4,779	$0	$(287,540)	$(266,628)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	116	$(52)	$15	$0

Total Futures Contracts				$(52)	$15	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	06/18/2017	$195,400	$(503)	$398	$0	$(106)
Pay	3-Month USD-LIBOR	2.000%	06/18/2019	119,700	258	(236)	0	(1)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	8,100	(9)	(391)	39	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044	10,400	(342)	(691)	53	0

					$(596)	$(920)	$92	$(107)

Total Swap Agreements					$(596)	$(920)	$92	$(107)

108	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(g)	Securities with an aggregate market value of $234 and cash of $1,435 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$15	$92	$107	$0	$0	$(107)	$(107)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	29,112	$		39,957	$0	$(150)

BPS	04/2014			748			1,029	0	(1)

BRC	04/2014			617			858	8	0

CBK	06/2014		GBP	11,271			18,586	0	(194)

GLM	04/2014		EUR	94			130	1	0
	05/2014			48			66	0	0
	06/2014		GBP	24,200			40,546	223	(2)

RYL	04/2014	$		42,118		EUR	30,571	0	(2)
	05/2014		EUR	30,571	$		42,115	2	0

Total Forward Foreign Currency Contracts								$234	$(349)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae 5.000% due 06/01/2044	$	95.500	06/05/2014	$36,000	$1	$0

Total Purchased Options						$1	$0

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC Fannie Mae 3.500% due 05/01/2044	$	101.766	04/03/2014	$5,000	$(8)	$0
	Put - OTC Fannie Mae 3.500% due 05/01/2044		98.438	05/05/2014	5,000	(25)	(8)
	Call - OTC Fannie Mae 3.500% due 05/01/2044		102.117	05/05/2014	18,000	(24)	(13)

DUB	Put - OTC Fannie Mae 3.500% due 05/01/2044		98.477	05/05/2014	10,000	(36)	(16)

FBF	Call - OTC Fannie Mae 3.500% due 05/01/2044		101.031	05/05/2014	1,000	(3)	(3)

JPM	Put - OTC Fannie Mae 3.500% due 04/01/2044		100.688	04/03/2014	8,000	(35)	(23)
	Put - OTC Fannie Mae 3.500% due 05/01/2044		98.363	05/05/2014	5,000	(16)	(7)
	Call - OTC Fannie Mae 3.500% due 05/01/2044		101.039	05/05/2014	5,000	(15)	(16)

RYM	Put - OTC Fannie Mae 3.500% due 04/01/2044		99.344	04/03/2014	10,000	(19)	(1)
	Put - OTC Fannie Mae 3.500% due 04/01/2044		99.594	04/03/2014	9,000	(21)	(2)
	Call - OTC Fannie Mae 3.500% due 04/01/2044		101.344	04/03/2014	10,000	(14)	(4)
	Call - OTC Fannie Mae 3.500% due 04/01/2044		101.594	04/03/2014	9,000	(18)	(1)

						$(234)	$(94)

Total Written Options						$(234)	$(94)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	109

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	Notional Amount	Premiums
Balance at 03/31/2013	$35,000	$(403)
Sales	364,000	(1,248)
Closing Buys	0	0
Expirations	(188,000)	729
Exercised	(116,000)	688

Balance at 03/31/2014	$95,000	$(234)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (3)
							Asset	Liability
BOA	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	$6,564	$(2,265)	$790	$0	$(1,475)

CBK	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	2,066	(95)	75	0	(20)

FBF	CMBX.NA.AAA.3 Index	0.080%	12/13/2049	14,262	(580)	393	0	(187)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	197	(9)	7	0	(2)

GST	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	689	(34)	27	0	(7)

JPM	CMBX.NA.AAA.3 Index	0.080%	12/13/2049	594	(23)	15	0	(8)

					$(3,006)	$1,307	$0	$(1,699)

Total Swap Agreements					$(3,006)	$1,307	$0	$(1,699)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $1,892 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$0	$0	$0	$(150)	$(21)	$(1,475)	$(1,646)	$(1,646)	$1,652	$6
BPS	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
BRC	8	0	0	8	0	0	0	0	8	0	8
CBK	0	0	0	0	(194)	0	(20)	(214)	(214)	0	(214)
DUB	0	0	0	0	0	(16)	0	(16)	(16)	0	(16)
FBF	0	0	0	0	0	(3)	(189)	(192)	(192)	240	48
GLM	224	0	0	224	(2)	0	0	(2)	222	(370)	(148)
GST	0	0	0	0	0	0	(7)	(7)	(7)	0	(7)
JPM	0	0	0	0	0	(46)	(8)	(54)	(54)	0	(54)
RYL	2	0	0	2	(2)	0	0	(2)	0	0	0
RYM	0	0	0	0	0	(8)	0	(8)	(8)	0	(8)

Total Over the Counter	$234	$0	$0	$234	$(349)	$(94)	$(1,699)	$(2,142)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

110	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$15	$15
Swap Agreements	0	0	0	0	92	92

	$0	$0	$0	$0	$107	$107

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$234	$0	$234

	$0	$0	$0	$234	$107	$341

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$107	$107

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$349	$0	$349
Written Options	0	0	0	0	94	94
Swap Agreements	0	1,699	0	0	0	1,699

	$0	$1,699	$0	$349	$94	$2,142

	$0	$1,699	$0	$349	$201	$2,249

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(194)	$(194)
Swap Agreements	0	0	0	0	(3,738)	(3,738)

	$0	$0	$0	$0	$(3,932)	$(3,932)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,254)	$0	$(4,254)
Purchased Options	0	0	0	0	(127)	(127)
Written Options	0	0	0	0	729	729
Swap Agreements	0	31	0	0	0	31

	$0	$31	$0	$(4,254)	$602	$(3,621)

	$0	$31	$0	$(4,254)	$(3,330)	$(7,553)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(49)	$(49)
Swap Agreements	0	0	0	0	(932)	(932)

	$0	$0	$0	$0	$(981)	$(981)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(272)	$0	$(272)
Purchased Options	0	0	0	0	263	263
Written Options	0	0	0	0	(89)	(89)
Swap Agreements	0	860	0	0	0	860

	$0	$860	$0	$(272)	$174	$762

	$0	$860	$0	$(272)	$(807)	$(219)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	111

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,120	$0	$1,120
U.S. Government Agencies	0	442,374	0	442,374
U.S. Treasury Obligations	0	366,449	0	366,449
Mortgage-Backed Securities	0	384,421	45,223	429,644
Asset-Backed Securities	0	257,170	0	257,170
Short-Term Instruments
Repurchase Agreements	0	4,779	0	4,779
U.S. Treasury Bills	0	2,411	0	2,411
	$0	$1,458,724	$45,223	$1,503,947

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,354	$0	$0	$5,354

Total Investments	$5,354	$1,458,724	$45,223	$1,509,301

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(265,341)	$0	$(265,341)
U.S. Treasury Obligations	0	(1,287)	0	(1,287)
	$0	$(266,628)	$0	$(266,628)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	15	92	0	107
Over the counter	0	234	0	234
	$15	$326	$0	$341

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(107)	0	(107)
Over the counter	0	(2,142)	0	(2,142)
	$0	$(2,249)	$0	$(2,249)

Totals	$5,369	$1,190,173	$45,223	$1,240,765

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2014 (1)
Investments in Securities, at Value
Mortgage-Backed Securities	$0	$47,044	$(3,244)	$139	$678	$606	$0	$0	$45,223	$606
Asset-Backed Securities	5,567	0	(947)	18	91	87	0	(4,816)	0	0

Totals	$5,567	$47,044	$(4,191)	$157	$769	$693	$0	$(4,816)	$45,223	$606

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Mortgage-Backed Securities	$23,442	Benchmark Pricing	Base Price	80.00-99.60
	21,781	Third-Party Vendor	Broker Quote	80.00

Total	$45,223

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

112	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund II

March 31, 2014

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.5%

CORPORATE BONDS & NOTES 10.2%

BANKING & FINANCE 9.7%
American International Group, Inc.
5.050% due 10/01/2015	$10,300	$	10,954
5.450% due 05/18/2017	14,500		16,196
8.250% due 08/15/2018	2,000		2,505
Bank of America Corp.
3.750% due 07/12/2016	14,600		15,449
6.400% due 08/28/2017	4,400		5,056
6.500% due 08/01/2016	3,800		4,259
Bank of America N.A.
0.706% due 11/14/2016	2,700		2,706
6.000% due 10/15/2036	12,700		15,196
Citigroup, Inc.
2.250% due 08/07/2015	9,910		10,095
4.750% due 05/19/2015	119		124
5.000% due 09/15/2014	6,200		6,321
5.500% due 10/15/2014	6,966		7,151
Ford Motor Credit Co. LLC
2.750% due 05/15/2015	7,200		7,349
3.984% due 06/15/2016	400		424
HSBC Bank USA N.A.
6.000% due 08/09/2017	4,000		4,517
International Lease Finance Corp.
6.750% due 09/01/2016	2,000		2,235
JPMorgan Chase & Co.
4.650% due 06/01/2014	28,100		28,297
Morgan Stanley
0.719% due 10/15/2015	3,700		3,703
4.100% due 01/26/2015	30,000		30,868
4.750% due 04/01/2014	250		250
5.375% due 10/15/2015	300		320
6.000% due 04/28/2015	10,400		10,982
NYSE Euronext
2.000% due 10/05/2017	50		51
Principal Life Income Funding Trusts
5.550% due 04/27/2015	4,000		4,216
Prudential Financial, Inc.
4.750% due 09/17/2015	185		196
SLM Corp.
4.000% due 07/25/2014	2,000		2,003
5.000% due 04/15/2015	12,500		13,000
6.250% due 01/25/2016	9,700		10,464
UBS Preferred Funding Trust
6.243% due 05/15/2016 (b)	7,800		8,346
Wells Fargo & Co.
7.980% due 03/15/2018 (b)	31,300		35,721

			258,954

INDUSTRIALS 0.0%
Rohm & Haas Co.
6.000% due 09/15/2017	603		686
Thermo Fisher Scientific, Inc.
2.250% due 08/15/2016	125		128

			814

UTILITIES 0.5%
Entergy Corp.
3.625% due 09/15/2015	5,400		5,591
Verizon Communications, Inc.
1.984% due 09/14/2018	1,200		1,262
2.500% due 09/15/2016	1,400		1,451

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
3.650% due 09/14/2018	$3,800	$	4,050

			12,354

Total Corporate Bonds & Notes (Cost $262,075)			272,122

MUNICIPAL BONDS & NOTES 8.1%

ARIZONA 0.1%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	1,300		1,434

CALIFORNIA 5.2%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	1,000		1,206
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	21,200		28,434
7.043% due 04/01/2050	3,900		5,264
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.125% due 06/01/2043	2,000		2,000
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,100		1,276
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	365		489
7.500% due 04/01/2034	4,300		5,804
7.550% due 04/01/2039	6,200		8,621
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	2,500		3,521
Calleguas-Las Virgenes Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	3,800		4,195
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	100		125
Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2012
5.000% due 08/01/2026	1,000		1,114
Los Angeles Department of Water & Power, California Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2044	1,600		1,651
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	1,200		1,593
Los Angeles Unified School District, California General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2022	6,300		6,962
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	6,600		8,544
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000		1,134
Los Angeles, California Wastewater System Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 06/01/2034	38,000		39,932
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,000		1,117
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200		223
7.021% due 08/01/2040	300		335

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.125% due 06/01/2046	$1,800	$	1,349
University of California Revenue Bonds, (BABs), Series 2009
5.770% due 05/15/2043	6,700		7,850
6.583% due 05/15/2049	3,800		4,782
University of California Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	600		741

			138,262

FLORIDA 0.0%
Miami, Florida Revenue Bonds, Series 1989
8.650% due 07/01/2019	95		113

ILLINOIS 0.3%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	200		223
6.899% due 12/01/2040	7,100		8,403

			8,626

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	615		616

MASSACHUSETTS 0.0%
Commonwealth of Massachusetts General Obligation Bonds, (BABs), Series 2010
4.200% due 12/01/2021	100		108

MICHIGAN 0.2%
Michigan State Building Authority Revenue Bonds, Series 2011
5.375% due 10/15/2041	5,000		5,396

NEVADA 0.2%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	2,300		3,031
Truckee Meadows Water Authority, Nevada Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 07/01/2036	2,800		2,850

			5,881

NEW JERSEY 0.2%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	3,180		4,324

NEW YORK 0.7%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	1,200		1,677
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
7.134% due 11/15/2030	13,300		15,322
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
6.282% due 06/15/2042	100		110

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	113

Schedule of Investments PIMCO Total Return Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	$1,100	$	1,266

			18,375

OHIO 0.3%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	3,500		5,021
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	1,500		1,307

			6,328

TENNESSEE 0.1%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	2,600		3,191

TEXAS 0.3%
Fort Bend Grand Parkway Toll Road Authority, Texas Revenue Bonds, Series 2012
5.000% due 03/01/2026	1,000		1,138
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	6,400		7,774

			8,912

VIRGINIA 0.1%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2012
5.000% due 05/15/2040	3,300		3,484

WASHINGTON 0.4%
Energy Northwest, Washington Revenue Notes, Series 2012
2.803% due 07/01/2021	10,000		9,845

Total Municipal Bonds & Notes (Cost $190,764)			214,895

U.S. GOVERNMENT AGENCIES 36.7%
Fannie Mae
0.214% due 12/25/2036	426		415
0.464% due 04/25/2037	1,089		1,087
0.579% due 10/25/2022	27		28
0.604% due 05/25/2023 - 12/25/2041	2,721		2,730
0.654% due 02/25/2022	9		9
0.704% due 01/25/2022	20		20
0.754% due 08/25/2022	22		22
0.784% due 05/25/2040	4,285		4,324
0.854% due 04/25/2022 - 09/25/2022	23		23
0.875% due 08/28/2017 - 05/21/2018	52,400		51,649
0.904% due 11/25/2039 - 01/25/2040	801		812
1.250% due 01/30/2017	3,000		3,036
1.332% due 07/01/2044	238		243
1.875% due 09/18/2018	300		303
2.047% due 01/01/2035	472		504
2.300% due 05/25/2035	251		258
2.310% due 08/01/2022	500		481
2.630% due 10/10/2024	165		153

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
3.000% due 04/01/2029	$7,000	$	7,192
3.330% due 11/01/2021	288		299
3.341% due 04/01/2041	127		135
3.500% due 01/01/2026 - 04/01/2043	4,403		4,617
3.980% due 07/01/2021	118,300		127,038
4.000% due 08/01/2025 - 04/01/2044	3,215		3,364
4.500% due 09/01/2018 - 05/01/2044	220,745		235,773
4.786% due 09/01/2035	94		101
5.000% due 02/13/2017 - 04/01/2044	14,099		15,432
5.375% due 06/12/2017	2,800		3,174
5.500% due 03/01/2022 - 12/01/2044	65,972		72,823
5.942% due 12/25/2042	502		567
6.000% due 05/01/2017 - 02/01/2040	18,459		20,571
6.500% due 11/01/2021 - 06/25/2044	321		368
7.000% due 05/01/2014 - 09/25/2020	1		1
8.000% due 04/01/2015 - 10/01/2030	1		1
9.000% due 12/01/2017 - 06/25/2018	2		2
9.250% due 07/25/2019	33		37
10.000% due 11/01/2021	1		1
Freddie Mac
0.305% due 07/15/2019 - 08/15/2019	2,352		2,353
0.750% due 01/12/2018	68,000		66,520
0.765% due 07/15/2037	9,855		9,937
0.875% due 03/07/2018	900		883
0.905% due 08/15/2036	3,420		3,466
1.000% due 03/08/2017 - 09/29/2017	63,700		63,623
1.250% due 05/12/2017 - 10/02/2019	9,800		9,521
1.332% due 02/25/2045	250		253
2.218% due 02/01/2023	23		24
2.385% due 12/01/2022	138		147
2.533% due 07/01/2030	36		37
3.750% due 03/27/2019	2,000		2,185
4.000% due 04/01/2024 - 05/01/2044	193,553		201,240
4.500% due 02/01/2029 - 05/01/2044	21,325		22,717
5.000% due 01/01/2036 - 07/01/2040	229		251
5.500% due 08/23/2017 - 07/01/2039	3,939		4,342
6.000% due 02/01/2016 - 06/01/2039	10,408		11,578
7.000% due 07/15/2022	347		390
7.500% due 01/15/2023	909		1,033
8.000% due 11/01/2025 - 06/15/2030	468		550
9.000% due 12/15/2020	24		27
9.500% due 02/01/2018	3		3
10.000% due 03/01/2021	2		2
Ginnie Mae
0.555% due 06/16/2031	30		30
0.755% due 02/16/2030	41		42
1.625% due 06/20/2023 - 07/20/2030	1,564		1,626

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.000% due 09/20/2024 - 07/20/2027	$374	$	391
5.000% due 07/15/2034 - 04/01/2044	11,631		12,736
6.000% due 01/15/2024	2		2
7.500% due 03/15/2024 - 09/15/2025	5		6
8.000% due 01/15/2022 - 08/15/2024	14		17
9.000% due 11/15/2017	5		5
9.500% due 01/20/2019 - 12/15/2021	4		5
Small Business Administration
7.970% due 01/25/2025	89		90

Total U.S. Government Agencies (Cost $962,355)			973,625

U.S. TREASURY OBLIGATIONS 36.7%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2017 (f)	2,162		2,225
0.125% due 01/15/2022	413		405
0.125% due 07/15/2022	13,120		12,860
0.375% due 07/15/2023	5,930		5,869
0.625% due 07/15/2021	483		497
1.125% due 01/15/2021	535		568
1.250% due 07/15/2020	1,394		1,504
1.375% due 07/15/2018	423		460
1.375% due 01/15/2020	114		123
1.750% due 01/15/2028	34,542		38,304
2.000% due 01/15/2026	4,124		4,702
2.375% due 01/15/2017 (f)	290		318
2.375% due 01/15/2025	11,415		13,457
2.375% due 01/15/2027	319		379
2.500% due 01/15/2029	42,159		51,236
3.625% due 04/15/2028	8,532		11,611
3.875% due 04/15/2029	10,813		15,277
U.S. Treasury Notes
0.500% due 07/31/2017	9,100		8,928
0.625% due 10/15/2016	11,600		11,583
0.625% due 11/15/2016	55,200		55,055
0.625% due 12/15/2016	40,300		40,154
0.625% due 02/15/2017	22,900		22,758
0.625% due 05/31/2017	14,800		14,632
0.625% due 08/31/2017	4,300		4,228
0.750% due 01/15/2017	48,000		47,940
0.750% due 03/15/2017 (d)	61,200		60,982
0.750% due 12/31/2017 (h)	3,300		3,237
0.750% due 02/28/2018	180,800		176,711
0.750% due 03/31/2018	38,400		37,462
0.875% due 09/15/2016	4,700		4,727
0.875% due 01/31/2017	13,500		13,520
0.875% due 02/28/2017	22,800		22,809
0.875% due 04/30/2017	22,800		22,755
1.000% due 03/31/2017	7,000		7,019
1.250% due 11/30/2018	42,100		41,380
1.375% due 07/31/2018	1,800		1,790
1.500% due 07/31/2016 (f)	3,400		3,473
1.500% due 08/31/2018 (f)(h)	53,600		53,514
1.500% due 01/31/2019	31,200		30,938
1.500% due 02/28/2019 (d)	51,200		50,708
1.625% due 03/31/2019	74,300		73,949
2.250% due 07/31/2018	370		382
3.000% due 02/28/2017	800		849
3.125% due 01/31/2017	400		426
3.250% due 03/31/2017	2,200		2,354

Total U.S. Treasury Obligations (Cost $979,648)			974,058

114	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 10.1%
American Home Mortgage Investment Trust
2.330% due 02/25/2045	$992	$	1,001
Banc of America Commercial Mortgage Trust
5.617% due 07/10/2046	9,269		10,150
Banc of America Funding Corp.
2.623% due 05/25/2035	1,237		1,275
BCRR Trust
5.858% due 07/17/2040	1,400		1,554
Bear Stearns Adjustable Rate Mortgage Trust
2.504% due 04/25/2033	390		398
2.686% due 01/25/2035	3,088		3,042
5.372% due 02/25/2036	1,575		1,495
Bear Stearns Alt-A Trust
2.674% due 05/25/2035	3,146		3,023
2.676% due 09/25/2035	462		410
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	487		529
5.405% due 12/11/2040	9,900		10,396
5.700% due 06/11/2050	4,000		4,495
5.716% due 06/11/2040	13,058		14,673
Bear Stearns Mortgage Funding Trust
0.344% due 01/25/2037	8,779		6,793
Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035	1,396		1,386
2.510% due 10/25/2035	453		448
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.216% due 07/15/2044	9,874		10,372
5.303% due 01/15/2046	13,138		13,962
Countrywide Alternative Loan Trust
0.334% due 05/25/2047	2,016		1,687
Countrywide Home Loan Mortgage Pass-Through Trust
2.417% due 02/20/2036	653		623
2.500% due 02/20/2035	38		37
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	17,276		18,608
5.383% due 02/15/2040	1,123		1,212
Credit Suisse First Boston Mortgage Securities Corp.
2.484% due 09/25/2033	6,327		6,499
4.829% due 06/25/2032	57		57
Credit Suisse Mortgage Capital Certificates
0.325% due 10/15/2021	2,872		2,860
DBUBS Mortgage Trust
3.386% due 07/10/2044	16,900		17,664
DLJ Acceptance Trust
11.000% due 08/01/2019	4		4
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	200		203
5.444% due 03/10/2039	2,200		2,413
Guaranteed Mortgage Corp.
9.300% due 07/20/2019	9		10
HomeBanc Mortgage Trust
0.404% due 03/25/2035	7,753		6,637
0.424% due 10/25/2035	5,835		5,210
IndyMac Adjustable Rate Mortgage Trust
1.751% due 01/25/2032	19		19
IndyMac Mortgage Loan Trust
4.668% due 11/25/2035 ^	2,456		2,049
JPMorgan Chase Commercial Mortgage Securities Trust
4.158% due 01/12/2039	342		342
5.336% due 05/15/2047	3,700		4,044
5.420% due 01/15/2049	500		549
5.440% due 06/12/2047	1,300		1,429
JPMorgan Commercial Mortgage-Backed Securities Trust
5.648% due 03/18/2051	1,700		1,843

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
JPMorgan Mortgage Trust
3.319% due 02/25/2035	$14	$	15
5.219% due 07/25/2035	1,937		1,999
Merrill Lynch Floating Trust
0.692% due 07/09/2021	17,130		17,112
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	693		750
5.485% due 03/12/2051	2,900		3,198
Morgan Stanley Capital Trust
5.208% due 11/14/2042	9,492		9,946
5.319% due 12/15/2043	12,629		13,805
5.610% due 04/15/2049	973		992
Morgan Stanley Mortgage Loan Trust
2.185% due 06/25/2036	8,504		8,045
5.500% due 08/25/2035	839		857
Morgan Stanley Re-REMIC Trust
5.819% due 08/12/2045	1,489		1,651
Prime Mortgage Trust
0.554% due 02/25/2019	4		4
0.554% due 02/25/2034	256		242
RBSSP Resecuritization Trust
0.404% due 02/26/2037	3,269		2,978
Residential Funding Mortgage Securities, Inc. Trust
3.800% due 02/25/2036 ^	371		328
Sequoia Mortgage Trust
0.796% due 04/19/2027	1,820		1,742
Structured Asset Mortgage Investments Trust
0.816% due 09/19/2032	256		250
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.227% due 01/25/2032	29		27
2.516% due 02/25/2032	35		34
5.521% due 07/25/2034	13,456		13,824
UBS-Citigroup Commercial Mortgage Trust
2.804% due 01/10/2045	350		363
Wachovia Bank Commercial Mortgage Trust
0.235% due 06/15/2020	739		732
5.342% due 12/15/2043	3,800		4,167
5.557% due 03/15/2045	17,943		19,353
WaMu Mortgage Pass-Through Certificates
0.444% due 10/25/2045	562		521
1.331% due 11/25/2042	197		191
2.400% due 05/25/2035	81		82
Wells Fargo Mortgage-Backed Securities Trust
0.654% due 07/25/2037	454		385
2.612% due 12/25/2034	2,266		2,324
2.614% due 03/25/2036	2,339		2,362
2.615% due 01/25/2035	31		31
WFRBS Commercial Mortgage Trust
2.684% due 11/15/2044	150		155

Total Mortgage-Backed Securities (Cost $260,555)			267,866

ASSET-BACKED SECURITIES 3.2%
Ally Auto Receivables Trust
1.550% due 08/17/2015	16		16
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.604% due 01/25/2036	4,000		3,510
Amortizing Residential Collateral Trust
0.694% due 06/25/2032	436		405
Asset-Backed Securities Corp. Home Equity Loan Trust
1.400% due 08/15/2033	3,649		3,436
Bear Stearns Asset-Backed Securities Trust
0.214% due 01/25/2037	78		78
Carrington Mortgage Loan Trust
0.614% due 06/25/2035	6,619		6,056

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Citibank Omni Master Trust
2.905% due 08/15/2018	$28,800	$	29,082
Countrywide Asset-Backed Certificates
0.974% due 05/25/2036	1,714		1,707
EMC Mortgage Loan Trust
0.894% due 05/25/2040	900		817
First Franklin Mortgage Loan Trust
0.414% due 11/25/2036	8,759		8,534
0.664% due 09/25/2035	2,525		2,482
Fremont Home Loan Trust
0.214% due 01/25/2037	68		35
Long Beach Mortgage Loan Trust
0.714% due 10/25/2034	107		97
Morgan Stanley IXIS Real Estate Capital Trust
0.204% due 11/25/2036	20		9
Nissan Auto Receivables Owner Trust
1.310% due 09/15/2016	17		17
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.654% due 07/25/2035	7,000		6,658
Quest Trust
0.274% due 08/25/2036	484		478
Residential Asset Securities Corp. Trust
0.424% due 04/25/2036	10,800		10,122
Securitized Asset-Backed Receivables LLC Trust
0.214% due 12/25/2036 ^	804		283
SLM Student Loan Trust
2.350% due 04/15/2039	142		142
2.805% due 12/16/2019	928		947
SMS Student Loan Trust
0.425% due 10/28/2028	2,505		2,492
0.435% due 04/28/2029	1,780		1,774
Structured Asset Investment Loan Trust
1.054% due 09/25/2034	3,500		3,349
1.279% due 07/25/2033	4,030		3,754
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.734% due 01/25/2033	117		108

Total Asset-Backed Securities (Cost $85,605)			86,388

	SHARES
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.2%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (b)	4,000		4,851

UTILITIES 0.1%
Qwest Corp.
7.375% due 06/01/2051	128,400		3,358

Total Preferred Securities (Cost $7,397)			8,209

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (c) 0.2%
			6,067

Total Short-Term Instruments (Cost $6,067)			6,067

Total Investments in Securities (Cost $2,754,466)			2,803,230

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	115

Schedule of Investments PIMCO Total Return Fund II (Cont.)

	SHARES			MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio	987		$	10
PIMCO Short-Term Floating NAV Portfolio III	11,290			113

Total Short-Term Instruments (Cost $123)				123

Total Investments in Affiliates (Cost $123)				123

Total Investments 105.5% (Cost $2,754,589)		$		2,803,353

Financial Derivative Instruments (e)(g) 0.1% (Cost or Premiums, net $(4,592))				1,398

Other Assets and Liabilities, net (5.6%)				(147,662)

Net Assets 100.0%		$		2,657,089

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$6,067	Freddie Mac 2.080% due 10/17/2022	$(6,192)	$6,067	$6,067

Total Repurchase Agreements						$(6,192)	$6,067	$6,067

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
BCY	(0.250%)	03/31/2014	04/01/2014	$(41,159)	$(41,158)
	0.100%	03/31/2014	04/01/2014	(2,289)	(2,289)
GSC	(0.050%)	04/01/2014	04/02/2014	(2,869)	(2,870)
MSC	0.050%	03/31/2014	04/01/2014	(9,513)	(9,513)

Total Sale-Buyback Transactions					$(55,830)

(2)

As of March 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2014 was $72,959 at a weighted average interest rate of (0.200%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	6.000%	04/01/2044	$9,000	$(10,027)	$(10,032)

Total Short Sales				$(10,027)	$(10,032)

116	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(d)	Securities with an aggregate market value of $55,872 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$6,067	$0	$0	$0	$6,067	$(6,192)	$(125)

Master Securities Forward Transaction Agreement
BCY	0	0	(43,447)	0	(43,447)	43,492	45
DEU	0	0	0	(10,032)	(10,032)	0	(10,032)
FOB	0	0	0	0	0	(360)	(360)
GRE	0	0	0	0	0	(130)	(130)
GSC	0	0	(2,870)	0	(2,870)	2,872	2
MSC	0	0	(9,513)	0	(9,513)	9,508	(5)

Total Borrowings and Other Financing Transactions	$6,067	$0	$(55,830)	$(10,032)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.000	05/23/2014	75	$(67)	$(28)
Call - CBOT U.S. Treasury 10-Year Note June Futures	125.000	05/23/2014	75	(57)	(26)

				$(124)	$(54)

Total Written Options				$(124)	$(54)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	3,207	$(1,347)	$321	$0
90-Day Eurodollar June Futures	Long	06/2014	1,660	16	0	0
90-Day Eurodollar June Futures	Long	06/2015	2,331	(286)	145	0
90-Day Eurodollar June Futures	Long	06/2016	285	(189)	18	0
90-Day Eurodollar March Futures	Long	03/2015	274	9	10	0
90-Day Eurodollar March Futures	Long	03/2016	1,083	(607)	95	0
90-Day Eurodollar September Futures	Long	09/2015	4,114	(827)	360	0
90-Day Eurodollar September Futures	Long	09/2016	366	154	14	0
U.S. Treasury 5-Year Note June Futures	Long	06/2014	2,178	(1,993)	136	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	231	(140)	0	(14)

Total Futures Contracts				$(5,210)	$1,099	$(14)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$10,400	$163	$9	$8	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	117

Schedule of Investments PIMCO Total Return Fund II (Cont.)

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$35,600	$(469)	$(427)	$13	$0
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	364,100	2,567	378	116	0
Pay	3-Month USD-LIBOR	1.500%	12/16/2016	46,200	(54)	(87)	14	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	216,100	1,318	(518)	7	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	238,600	34,637	20,296	1,058	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	60,900	(67)	(3,485)	297	0

					$37,932	$16,157	$1,505	$0

Total Swap Agreements					$38,095	$16,166	$1,513	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(f)	Securities with an aggregate market value of $1,169 and cash of $26,737 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,099	$1,513	$2,612	$(54)	$(14)	$0	$(68)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.730%	04/28/2014	$	17,500	$(80)	$(31)

DUB	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.640%	06/11/2014		21,300	(74)	(42)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040%	06/11/2014		21,300	(138)	(142)

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	05/06/2014		16,200	(42)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	05/06/2014		16,200	(138)	(64)

JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	07/28/2014		20,200	(52)	(20)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.560%	09/02/2014		28,900	(52)	(37)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.860%	09/02/2014		28,900	(425)	(462)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.490%	04/28/2014		22,600	(41)	(1)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	04/28/2014		13,900	(21)	(5)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	04/28/2014		13,900	(105)	(23)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	05/06/2014		21,200	(52)	(1)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	05/19/2014		16,600	(21)	(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800%	05/19/2014		16,600	(105)	(129)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	07/28/2014		19,600	(47)	(19)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400%	07/28/2014		30,300	(190)	(94)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750%	06/16/2014		16,600	(100)	(72)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050%	06/16/2014		16,600	(207)	(114)

RYL	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	07/28/2014		8,800	(27)	(9)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.630%	09/02/2014		16,000	(80)	(64)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.030%	09/02/2014		16,000	(281)	(259)

								$(2,278)	$(1,592)

118	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-21 5-Year Index	Buy	0.550%	06/18/2014	$	2,800	$(1)	$(2)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.850%	06/18/2014		2,900	(3)	(2)

BPS	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	04/16/2014		5,300	(3)	(3)

CBK	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	04/16/2014		6,500	(3)	(4)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014		1,900	(2)	(1)

JPM	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014		6,300	(8)	(4)

							$(20)	$(16)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$7,000	$(59)	$(6)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	16,900	(151)	(16)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,500	(84)	(6)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	2,500	(19)	(2)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	6,700	(65)	(5)

						$(378)	$(35)

Total Written Options						$(2,676)	$(1,643)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at 03/31/2013	0	$604,600	$(2,889)
Sales	910	1,719,600	(7,079)
Closing Buys	0	(52,000)	233
Expirations	(522)	(1,448,900)	5,573
Exercised	(238)	(358,800)	1,362

Balance at 03/31/2014	150	$464,500	$(2,800)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	General Electric Capital Corp.	1.000%	03/20/2016	0.336%	$ 4,600	$(55)	$117	$62	$0
	Goldman Sachs Group, Inc.	1.000%	09/20/2014	0.331%	15,000	(258)	311	53	0
	Prudential Financial, Inc.	1.000%	12/20/2015	0.192%	6,100	(178)	266	88	0

CBK	MetLife, Inc.	1.000%	12/20/2015	0.212%	3,800	(138)	191	53	0

DUB	General Electric Capital Corp.	1.000%	09/20/2015	0.302%	1,000	12	(2)	10	0
	MetLife, Inc.	1.000%	09/20/2015	0.185%	15,000	(985)	1,172	187	0

GST	MetLife, Inc.	1.000%	09/20/2015	0.185%	1,000	(64)	77	13	0

						$(1,666)	$2,132	$466	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
BOA	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	$2,900	$(126)	$64	$0	$(62)

GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	1,833	0	29	29	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	3,954	0	64	64	0

					$(126)	$157	$93	$(62)

Total Swap Agreements					$(1,792)	$2,289	$559	$(62)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	119

Schedule of Investments PIMCO Total Return Fund II (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(h)	Securities with an aggregate market value of $1,630 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$203	$203	$0	$(35)	$(62)	$(97)	$106	$0	$106
BPS	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
CBK	0	0	53	53	0	(33)	0	(33)	20	0	20
DUB	0	0	197	197	0	(191)	0	(191)	6	0	6
GLM	0	0	0	0	0	(64)	0	(64)	(64)	252	188
GST	0	0	42	42	0	0	0	0	42	(260)	(218)
JPM	0	0	64	64	0	(523)	0	(523)	(459)	412	(47)
MYC	0	0	0	0	0	(462)	0	(462)	(462)	23	(439)
RYL	0	0	0	0	0	(332)	0	(332)	(332)	324	(8)

Total Over the Counter	$0	$0	$559	$559	$0	$(1,643)	$(62)	$(1,705)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,099	$1,099
Swap Agreements	0	8	0	0	1,505	1,513

	$0	$8	$0	$0	$2,604	$2,612

Over the counter
Swap Agreements	$0	$559	$0	$0	$0	$559

	$0	$567	$0	$0	$2,604	$3,171

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$54	$54
Futures	0	0	0	0	14	14

	$0	$0	$0	$0	$68	$68

Over the counter
Written Options	$0	$16	$0	$0	$1,627	$1,643
Swap Agreements	0	62	0	0	0	62

	$0	$78	$0	$0	$1,627	$1,705

	$0	$78	$0	$0	$1,695	$1,773

120	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$174	$174
Futures	0	0	0	0	3,595	3,595
Swap Agreements	0	282	0	0	(9,775)	(9,493)

	$0	$282	$0	$0	$(6,006)	$(5,724)

Over the counter
Written Options	$0	$98	$0	$0	$5,020	$5,118
Swap Agreements	0	2,592	0	0	1,102	3,694

	$0	$2,690	$0	$0	$6,122	$8,812

	$0	$2,972	$0	$0	$116	$3,088

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$70	$70
Futures	0	0	0	0	(5,629)	(5,629)
Swap Agreements	0	29	0	0	16,223	16,252

	$0	$29	$0	$0	$10,664	$10,693

Over the counter
Written Options	$0	$4	$0	$0	$(1,365)	$(1,361)
Swap Agreements	0	(2,354)	0	0	0	(2,354)

	$0	$(2,350)	$0	$0	$(1,365)	$(3,715)

	$0	$(2,321)	$0	$0	$9,299	$6,978

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$258,954	$0	$258,954
Industrials	0	814	0	814
Utilities	0	12,354	0	12,354
Municipal Bonds & Notes
Arizona	0	1,434	0	1,434
California	0	138,262	0	138,262
Florida	0	113	0	113
Illinois	0	8,626	0	8,626
Iowa	0	616	0	616
Massachusetts	0	108	0	108
Michigan	0	5,396	0	5,396
Nevada	0	5,881	0	5,881
New Jersey	0	4,324	0	4,324
New York	0	18,375	0	18,375
Ohio	0	6,328	0	6,328
Tennessee	0	3,191	0	3,191
Texas	0	8,912	0	8,912
Virginia	0	3,484	0	3,484
Washington	0	9,845	0	9,845
U.S. Government Agencies	0	973,625	0	973,625
U.S. Treasury Obligations	0	974,058	0	974,058
Mortgage-Backed Securities	0	267,866	0	267,866
Asset-Backed Securities	0	86,388	0	86,388
Preferred Securities
Banking & Finance	0	4,851	0	4,851
Utilities	3,358	0	0	3,358
Short-Term Instruments
Repurchase Agreements	0	6,067	0	6,067
	$3,358	$2,799,872	$0	$2,803,230

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$123	$0	$0	$123

Total Investments	$3,481	$2,799,872	$0	$2,803,353

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(10,032)	$0	$(10,032)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,099	1,513	0	2,612
Over the counter	0	559	0	559
	$1,099	$2,072	$0	$3,171

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(14)	(54)	0	(68)
Over the counter	0	(1,670)	(35)	(1,705)
	$(14)	$(1,724)	$(35)	$(1,773)

Totals	$4,566	$2,790,188	$(35)	$2,794,719

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	121

Schedule of Investments PIMCO Total Return Fund III

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.3%

BANK LOAN OBLIGATIONS 0.1%
Dell, Inc.
3.750% due 10/29/2018		$1,463	$1,460

Total Bank Loan Obligations (Cost $1,456)			1,460

CORPORATE BONDS & NOTES 14.8%

BANKING & FINANCE 12.3%
AIG Life Holdings, Inc.
7.570% due 12/01/2045		5,400	6,594
Ally Financial, Inc.
3.635% due 06/20/2014		800	807
4.625% due 06/26/2015		1,700	1,765
5.500% due 02/15/2017		2,000	2,180
6.750% due 12/01/2014		1,900	1,971
8.300% due 02/12/2015		36,999	39,196
American Express Bank FSB
6.000% due 09/13/2017		3,700	4,253
American International Group, Inc.
4.875% due 09/15/2016		140	153
5.050% due 10/01/2015		400	425
8.250% due 08/15/2018		1,900	2,380
Banco de Credito e Inversiones
3.000% due 09/13/2017		2,000	2,038
Banco do Brasil S.A.
2.899% due 07/02/2014		3,100	3,100
Banco Santander Brasil S.A.
4.250% due 01/14/2016		600	625
4.500% due 04/06/2015		500	518
4.625% due 02/13/2017		2,200	2,327
Bank of America Corp.
0.566% due 08/15/2016		1,400	1,384
1.500% due 10/09/2015		14,800	14,938
4.500% due 04/01/2015		2,400	2,491
6.400% due 08/28/2017		4,000	4,596
6.500% due 08/01/2016		20,100	22,527
6.875% due 04/25/2018		1,800	2,125
Bank of America N.A.
0.513% due 06/15/2016		2,400	2,380
Bank of Montreal
2.850% due 06/09/2015		2,000	2,060
Bank of Nova Scotia
1.650% due 10/29/2015		1,700	1,732
1.950% due 01/30/2017		2,000	2,051
BBVA Bancomer S.A.
4.500% due 03/10/2016		1,300	1,381
6.500% due 03/10/2021		2,600	2,824
7.250% due 04/22/2020		3,300	3,667
Bear Stearns Cos. LLC
6.400% due 10/02/2017		8,000	9,242
Caixa Economica Federal
2.375% due 11/06/2017		2,000	1,935
CIT Group, Inc.
4.250% due 08/15/2017		145	152
5.250% due 04/01/2014		9,000	9,000
Citigroup, Inc.
0.505% due 06/09/2016		5,500	5,436
4.587% due 12/15/2015		14,000	14,856
4.875% due 05/07/2015		3,200	3,335
5.000% due 09/15/2014		500	510
5.500% due 10/15/2014		2,666	2,737
Commonwealth Bank of Australia
1.035% due 09/18/2015		400	404
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	1,450	2,360

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Financial Corp.
6.250% due 05/15/2016		$445	$488
Credit Agricole S.A.
8.375% due 10/13/2019 (d)		2,600	2,964
Dexia Credit Local S.A.
0.716% due 04/29/2014		9,800	9,803
Export-Import Bank of Korea
4.000% due 01/29/2021		9,500	10,038
5.875% due 01/14/2015		14,500	15,096
Fifth Third Bancorp
0.655% due 12/20/2016		1,200	1,190
Ford Motor Credit Co. LLC
1.018% due 01/17/2017		11,400	11,471
7.000% due 04/15/2015		500	532
8.000% due 12/15/2016		3,500	4,102
8.700% due 10/01/2014		2,500	2,602
12.000% due 05/15/2015		7,600	8,535
General Electric Capital Corp.
3.800% due 06/18/2019		2,400	2,545
International Lease Finance Corp.
5.750% due 05/15/2016		140	151
6.750% due 09/01/2016		2,000	2,235
JPMorgan Chase & Co.
0.854% due 02/26/2016		4,800	4,825
1.100% due 10/15/2015		4,300	4,320
1.285% due 03/20/2015		12,100	12,208
3.700% due 01/20/2015		10,200	10,459
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		6,500	7,411
Korea Exchange Bank
3.125% due 06/26/2017		1,900	1,978
Korea Finance Corp.
3.250% due 09/20/2016		800	842
LBG Capital PLC
15.000% due 12/21/2019	GBP	7,800	18,960
Lloyds Bank PLC
11.875% due 12/16/2021	EUR	2,500	4,336
Macquarie Bank Ltd.
6.625% due 04/07/2021		$8,700	9,858
Macquarie Group Ltd.
7.300% due 08/01/2014		11,900	12,160
Morgan Stanley
4.750% due 04/01/2014		195	195
National Australia Bank Ltd.
0.962% due 04/11/2014		8,200	8,201
National Bank of Canada
2.200% due 10/19/2016		1,900	1,961
Pacific Life Funding LLC
0.720% due 02/05/2021	EUR	4,500	5,528
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		$170	174
6.990% due 10/05/2017 (d)		4,400	4,796
Santander Holdings USA, Inc.
3.000% due 09/24/2015		300	309
SLM Corp.
6.250% due 01/25/2016		500	539
Springleaf Finance Corp.
6.900% due 12/15/2017		24,000	26,460
State Bank of India
4.500% due 07/27/2015		2,600	2,693
Temasek Financial Ltd.
4.300% due 10/25/2019		1,000	1,100
Vesey Street Investment Trust
4.404% due 09/01/2016		1,700	1,824
XL Group PLC
6.500% due 04/15/2017 (d)		220	218

			395,562

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 1.9%
Con-way, Inc.
7.250% due 01/15/2018		$900	$1,051
Continental Airlines Pass-Through Trust
6.900% due 07/02/2018		343	354
CSN Resources S.A.
6.500% due 07/21/2020		2,800	2,870
GCI, Inc.
8.625% due 11/15/2019		15	16
Gerdau Holdings, Inc.
7.000% due 01/20/2020		5,400	6,021
ONEOK Partners LP
3.250% due 02/01/2016		3,185	3,313
PepsiCo, Inc.
0.750% due 03/05/2015		1,743	1,749
Petrobras International Finance Co.
3.875% due 01/27/2016		8,600	8,854
7.875% due 03/15/2019		14,120	16,180
Rohm & Haas Co.
6.000% due 09/15/2017		574	653
SM Energy Co.
6.625% due 02/15/2019		15	16
Statoil ASA
0.697% due 11/08/2018		19,900	20,040

			61,117

UTILITIES 0.6%
AES Corp.
8.000% due 10/15/2017		1	1
CMS Energy Corp.
6.875% due 12/15/2015		250	275
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		1,000	1,038
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		900	938
Petroleos Mexicanos
8.000% due 05/03/2019		2,400	2,940
Qtel International Finance Ltd.
3.375% due 10/14/2016		200	210
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		2,661	2,875
Rosneft Finance S.A.
6.625% due 03/20/2017		1,900	2,045
Tokyo Electric Power Co., Inc.
1.500% due 05/30/2014	JPY	4,000	39
1.850% due 07/28/2014		19,000	184
Verizon Communications, Inc.
1.984% due 09/14/2018		$1,600	1,682
2.500% due 09/15/2016		1,900	1,969
3.650% due 09/14/2018		5,200	5,543

			19,739

Total Corporate Bonds & Notes (Cost $455,101)			476,418

MUNICIPAL BONDS & NOTES 2.7%

CALIFORNIA 1.3%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044		1,000	1,206
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		1,100	1,475
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049		1,000	1,160

122	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	$1,500	$2,025
7.550% due 04/01/2039	1,500	2,086
California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	6,700	9,359
7.950% due 03/01/2036	9,200	10,836
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	1,700	1,995
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	100	125
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	2,500	3,236
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,135
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,000	1,117
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	223
7.021% due 08/01/2040	300	335
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	4,400	5,947

		42,260

FLORIDA 0.1%
Palm Beach County, Florida Solid Waste Authority Revenue Bonds, Series 2011
5.000% due 10/01/2031	2,000	2,173

GEORGIA 0.0%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	1,000	1,112

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,100	1,216

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	2,100	2,307

NEVADA 0.1%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	2,600	3,426

NEW YORK 0.9%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	4,000	4,859
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	17,500	19,085

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 03/15/2041	$4,500	$4,782

		28,726

TEXAS 0.1%
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	3,300	4,009

Total Municipal Bonds & Notes (Cost $78,762)		85,229

U.S. GOVERNMENT AGENCIES 25.4%
Fannie Mae
0.214% due 07/25/2037	1,100	1,058
0.404% due 05/25/2037	111	110
0.464% due 04/25/2037	1,067	1,065
0.514% due 03/25/2037	179	179
0.604% due 09/25/2035	2,593	2,600
0.754% due 05/25/2040	2,935	2,964
0.875% due 08/28/2017 - 05/21/2018	13,900	13,651
1.054% due 07/25/2039	320	326
1.125% due 04/27/2017	4,000	4,023
1.250% due 01/30/2017	1,600	1,619
1.332% due 07/01/2044	203	207
1.775% due 08/01/2035	1,345	1,398
1.875% due 09/18/2018	300	303
1.961% due 01/01/2035	289	309
2.091% due 08/01/2035	510	541
2.240% due 09/01/2034	199	212
2.249% due 03/01/2033	18	19
2.289% due 07/01/2035	1,687	1,803
2.300% due 05/25/2035	201	206
2.310% due 08/01/2022	200	192
2.449% due 04/01/2038	301	320
2.510% due 07/01/2034	14	15
2.551% due 04/01/2038	107	115
2.624% due 04/01/2038	84	90
2.870% due 09/01/2027	3,400	3,145
3.000% due 04/01/2029	18,000	18,495
3.334% due 01/25/2019	1,414	1,462
3.500% due 10/01/2025 - 04/01/2029	9,942	10,425
4.000% due 12/01/2018 - 04/01/2044	125,433	130,397
4.500% due 08/01/2018 - 05/01/2044	173,852	185,742
4.786% due 09/01/2035	94	101
5.000% due 05/11/2017 - 05/01/2044	15,747	17,209
5.375% due 06/12/2017	700	793
5.500% due 12/01/2018 - 04/01/2044	106,938	118,275
5.785% due 09/01/2037	68	73
5.808% due 02/01/2031	2	2
6.000% due 10/01/2016 - 05/01/2044	52,004	58,014
6.500% due 07/01/2014 - 06/25/2044	196	220
7.000% due 08/01/2016 - 10/01/2031	7	9
7.500% due 09/01/2015 - 02/01/2027	154	171
Freddie Mac
0.305% due 07/15/2019 - 08/15/2019	2,144	2,145

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.865% due 10/15/2037	$43	$43
0.875% due 03/07/2018	4,100	4,021
1.000% due 03/08/2017 - 09/29/2017	35,400	35,373
1.250% due 05/12/2017 - 10/02/2019	9,600	9,285
1.332% due 02/25/2045	203	205
2.375% due 01/13/2022	1,200	1,178
2.385% due 12/01/2022	22	24
2.414% due 04/01/2033	3	3
2.533% due 07/01/2030	10	11
2.571% due 04/01/2038	326	346
2.996% due 08/15/2032	240	251
3.500% due 10/01/2025 - 11/01/2025	203	213
3.750% due 03/27/2019	800	874
4.000% due 08/01/2030 - 05/01/2044	51,096	53,079
4.500% due 02/01/2029 - 05/01/2044	80,323	85,920
5.000% due 10/01/2039	62	69
5.500% due 06/01/2019 - 01/01/2039	2,398	2,636
6.000% due 02/01/2016 - 05/01/2040	9,280	10,313
6.500% due 05/01/2016 - 05/15/2032	7,594	8,441
7.000% due 02/15/2027 - 07/01/2029	666	758
7.500% due 09/01/2025	6	6
Ginnie Mae
0.755% due 02/16/2030	52	53
1.625% due 06/20/2022 - 02/20/2032	1,066	1,109
4.000% due 09/20/2040	111	117
5.000% due 03/15/2033 - 05/15/2042	9,035	9,895
6.000% due 04/15/2037	59	67
7.000% due 08/15/2031 - 02/20/2032	15	17
Small Business Administration
4.430% due 05/01/2029	9,255	9,946
5.130% due 09/01/2023	200	215
5.520% due 06/01/2024	1,629	1,776

Total U.S. Government Agencies (Cost $807,425)		816,247

U.S. TREASURY OBLIGATIONS 37.8%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017 (h)	6,693	6,888
0.125% due 04/15/2018	2,934	3,004
0.125% due 01/15/2022	413	405
0.125% due 07/15/2022	41,395	40,575
0.125% due 01/15/2023	2,027	1,962
0.375% due 07/15/2023	6,432	6,366
0.625% due 07/15/2021	157,943	162,773
1.125% due 01/15/2021	21,811	23,170
1.250% due 07/15/2020	35,177	37,941
1.375% due 01/15/2020	15,467	16,732
2.375% due 01/15/2025	32,013	37,738
2.375% due 01/15/2027	464	551
2.500% due 01/15/2029	53,488	65,005
3.625% due 04/15/2028	1,012	1,378
3.875% due 04/15/2029	7,256	10,252
U.S. Treasury Notes
0.500% due 07/31/2017	5,300	5,200
0.625% due 10/15/2016	14,600	14,579

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	123

Schedule of Investments PIMCO Total Return Fund III (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 11/15/2016		$88,000	$87,770
0.625% due 12/15/2016		49,500	49,320
0.625% due 02/15/2017		26,600	26,435
0.625% due 05/31/2017 (j)		18,921	18,707
0.625% due 08/31/2017		5,300	5,212
0.750% due 01/15/2017		57,400	57,328
0.750% due 03/15/2017		81,400	81,111
0.750% due 12/31/2017		5,400	5,296
0.750% due 02/28/2018 (j)		126,600	123,737
0.750% due 03/31/2018 (j)		43,000	41,950
0.875% due 09/15/2016 (j)		5,900	5,934
0.875% due 01/31/2017		22,100	22,133
0.875% due 02/28/2017		27,600	27,611
0.875% due 04/30/2017 (j)		22,500	22,455
1.000% due 03/31/2017		160,400	160,845
1.375% due 07/31/2018		1,000	994
1.500% due 07/31/2016 (h)		4,300	4,392
1.500% due 01/31/2019		13,800	13,684
1.500% due 02/28/2019 (f)		11,200	11,092
1.625% due 03/31/2019		11,900	11,844
3.000% due 02/28/2017		1,000	1,061
3.125% due 01/31/2017		500	532
3.250% due 03/31/2017		2,800	2,995

Total U.S. Treasury Obligations (Cost $1,233,439)			1,216,957

MORTGAGE-BACKED SECURITIES 5.5%
Adjustable Rate Mortgage Trust
2.833% due 11/25/2035		6,664	6,732
American Home Mortgage Investment Trust
2.330% due 02/25/2045		780	788
Arran Residential Mortgages Funding PLC
1.688% due 05/16/2047	EUR	3,284	4,584
Banc of America Commercial Mortgage Trust
5.601% due 04/10/2049		$230	254
Banc of America Funding Corp.
2.623% due 05/25/2035		839	865
Banc of America Mortgage Trust
2.752% due 09/25/2034		3,419	3,434
BCAP LLC Trust
5.190% due 03/26/2037		533	503
BCRR Trust
5.858% due 07/17/2040		1,450	1,609
Bear Stearns Adjustable Rate Mortgage Trust
2.363% due 02/25/2033		11	12
2.667% due 02/25/2033		45	42
2.781% due 01/25/2034		825	830
Bear Stearns Alt-A Trust
2.674% due 05/25/2035		1,969	1,893
2.676% due 09/25/2035		954	847
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		974	1,059
5.405% due 12/11/2040		140	147
Bear Stearns Structured Products, Inc.
1.885% due 01/26/2036		4,233	3,419
2.874% due 12/26/2046		1,204	908
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035		368	364
2.674% due 03/25/2034		50	50
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048		215	233
Countrywide Alternative Loan Trust
0.324% due 05/25/2047		1,580	1,369
0.334% due 05/25/2047		1,714	1,434
Countrywide Home Loan Mortgage Pass-Through Trust
2.417% due 02/20/2036		528	504
2.498% due 11/25/2034		1,378	1,290

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 02/20/2035		$2,293	$2,230
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		2,420	2,606
GMAC Mortgage Corp. Loan Trust
4.750% due 01/25/2019		1,087	1,087
Granite Master Issuer PLC
0.337% due 12/20/2054		10,780	10,685
0.357% due 12/20/2054		499	495
Greenpoint Mortgage Pass-Through Certificates
2.795% due 10/25/2033		815	820
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		500	509
5.444% due 03/10/2039		3,000	3,291
GS Mortgage Securities Trust
5.396% due 08/10/2038		17	17
5.553% due 04/10/2038		140	150
GSR Mortgage Loan Trust
5.021% due 11/25/2035		1,022	1,015
HarborView Mortgage Loan Trust
2.733% due 07/19/2035		1,395	1,219
3.155% due 07/19/2035		1,837	1,821
Holmes Master Issuer PLC
1.632% due 10/15/2054	EUR	1,178	1,627
HSI Asset Loan Obligation Trust
2.693% due 09/25/2037 ^		$7,402	5,808
Indus Eclipse PLC
0.690% due 01/25/2020	GBP	2,348	3,836
IndyMac Adjustable Rate Mortgage Trust
1.751% due 01/25/2032		$9	9
IndyMac Mortgage Loan Trust
0.294% due 04/25/2037		11,755	11,077
2.344% due 01/25/2036		2,082	1,675
2.953% due 01/25/2037		7,277	7,001
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		3,600	3,935
5.420% due 01/15/2049		120	132
5.440% due 06/12/2047		2,225	2,445
JPMorgan Commercial Mortgage-Backed Securities Trust
5.648% due 03/18/2051		1,800	1,952
JPMorgan Mortgage Trust
6.500% due 07/25/2036		4,781	4,205
LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040		1,730	1,909
5.858% due 07/15/2040		89	96
Lehman Mortgage Trust
6.000% due 09/25/2037 ^		5,140	4,951
MASTR Alternative Loan Trust
5.000% due 11/25/2018		2,352	2,382
MASTR Asset Securitization Trust
4.500% due 11/25/2018		1,071	1,101
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.635% due 06/15/2030		973	957
Merrill Lynch Floating Trust
0.692% due 07/09/2021		3,637	3,633
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036		1,061	970
0.404% due 11/25/2035		192	181
1.154% due 10/25/2035		277	263
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		594	643
5.485% due 03/12/2051		3,000	3,308
Morgan Stanley Re-REMIC Trust
5.819% due 08/12/2045		1,138	1,262
Prime Mortgage Trust
0.554% due 02/25/2019		2	2
0.554% due 02/25/2034		132	125

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc. Trust
0.339% due 08/25/2036		$4,008	$3,065
0.344% due 07/25/2036		3,733	2,797
3.575% due 12/25/2035		343	284
Silenus European Loan Conduit Ltd.
0.438% due 05/15/2019	EUR	104	140
Structured Adjustable Rate Mortgage Loan Trust
5.177% due 07/25/2035 ^		$316	278
Structured Asset Mortgage Investments Trust
0.284% due 03/25/2037		2,591	1,996
0.406% due 07/19/2035		2,063	2,054
Structured Asset Securities Corp.
2.646% due 10/28/2035		495	468
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.516% due 02/25/2032		16	16
Thornburg Mortgage Securities Trust
5.314% due 10/25/2046		4,098	4,234
Wachovia Bank Commercial Mortgage Trust
5.308% due 11/15/2048		178	193
5.342% due 12/15/2043		4,000	4,387
5.509% due 04/15/2047		8,675	9,441
5.953% due 02/15/2051		115	126
WaMu Mortgage Pass-Through Certificates
0.444% due 10/25/2045		446	413
1.331% due 11/25/2042		172	166
2.354% due 10/25/2035		7,196	7,000
2.466% due 03/25/2037		3,948	3,721
4.157% due 12/25/2036 ^		2,452	2,235
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 03/25/2036		1,865	1,883
2.618% due 06/25/2035		7,314	7,482
6.000% due 08/25/2037		671	658

Total Mortgage-Backed Securities (Cost $170,012)			177,637

ASSET-BACKED SECURITIES 1.5%
ACA CLO Ltd.
0.489% due 07/25/2018		498	497
Asset-Backed Securities Corp. Home Equity Loan Trust
0.429% due 09/25/2034		465	462
Bear Stearns Asset-Backed Securities Trust
0.214% due 01/25/2037		71	71
0.314% due 08/25/2036		1,046	820
Carrington Mortgage Loan Trust
0.474% due 10/25/2035		131	130
Concord Real Estate CDO Ltd.
0.434% due 12/25/2046		4,517	4,517
Countrywide Asset-Backed Certificates
0.414% due 05/25/2036		988	986
0.634% due 12/25/2031		215	157
Duane Street CLO Ltd.
0.492% due 01/11/2021		2,752	2,725
First Franklin Mortgage Loan Trust
0.644% due 09/25/2035		1,000	909
Fremont Home Loan Trust
0.214% due 01/25/2037		61	31
GSAMP Trust
0.224% due 12/25/2036		442	226
Gulf Stream Sextant CLO Ltd.
0.464% due 08/21/2020		1,195	1,191
HSBC Home Equity Loan Trust
0.447% due 01/20/2034		1,568	1,560
HSI Asset Loan Obligation Trust
0.214% due 12/25/2036		325	133

124	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Acquisition Trust
0.414% due 05/25/2037		$16,574	$12,138
Long Beach Mortgage Loan Trust
0.714% due 10/25/2034		97	89
Morgan Stanley ABS Capital, Inc. Trust
0.304% due 06/25/2036		9,598	7,929
Morgan Stanley Mortgage Loan Trust
0.514% due 04/25/2037		521	294
New Century Home Equity Loan Trust
3.154% due 01/25/2033		2,615	2,278
NOB Hill CLO Ltd.
0.486% due 08/15/2018		535	533
Penta CLO S.A.
0.551% due 06/04/2024	EUR	968	1,310
Residential Asset Securities Corp. Trust
0.304% due 08/25/2036		$4,271	4,049
Securitized Asset-Backed Receivables LLC Trust
0.214% due 12/25/2036 ^		746	262
SLM Student Loan Trust
2.805% due 12/16/2019		928	947
Titrisocram
1.134% due 05/25/2020	EUR	492	679
Wells Fargo Home Equity Asset-Backed Securities Trust
0.744% due 11/25/2035		$1,000	859
Wood Street CLO BV
0.544% due 11/22/2021	EUR	2,219	3,027

Total Asset-Backed Securities (Cost $48,166)			48,809

SOVEREIGN ISSUES 10.1%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$1,100	1,123
4.125% due 09/15/2017	EUR	1,000	1,459
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	8,000	2,550
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		2,300	961
Italy Buoni Poliennali Del Tesoro
2.250% due 05/15/2016	EUR	5,200	7,371
3.000% due 04/15/2015		300	423
3.000% due 06/15/2015		13,400	18,985
3.000% due 11/01/2015		1,600	2,284
3.750% due 08/01/2015		28,700	41,135
4.500% due 07/15/2015		34,000	49,138
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		11,700	15,986
Korea Housing Finance Corp.
4.125% due 12/15/2015		$1,000	1,057
Province of Ontario
1.000% due 07/22/2016		1,100	1,107
1.100% due 10/25/2017		2,900	2,872
1.650% due 09/27/2019		7,800	7,571

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 07/16/2018		$1,200	$1,262
3.150% due 06/02/2022	CAD	15,700	14,384
4.000% due 10/07/2019		$4,400	4,795
4.000% due 06/02/2021	CAD	8,900	8,699
4.200% due 06/02/2020		7,100	7,046
4.400% due 06/02/2019		1,700	1,700
5.500% due 06/02/2018		700	723
Province of Quebec
3.500% due 07/29/2020		$1,000	1,053
3.500% due 12/01/2022	CAD	8,200	7,626
4.250% due 12/01/2021		8,700	8,586
4.500% due 12/01/2020		1,100	1,106
Spain Government International Bond
3.150% due 01/31/2016	EUR	1,500	2,159
3.250% due 04/30/2016		1,500	2,171
3.300% due 07/30/2016		3,400	4,944
3.750% due 10/31/2015		4,900	7,076
4.000% due 07/30/2015		67,200	96,679

Total Sovereign Issues (Cost $322,727)			324,031

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		260,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Ally Financial, Inc.
7.000% due 04/30/2014 (d)		800	794
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)		2,000	2,426
Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (d)		6,000	8,037

			11,257

INDUSTRIALS 0.0%
Centaur Funding Corp.
9.080% due 04/21/2020		125	153

Total Preferred Securities (Cost $10,855)			11,410

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.0%

CERTIFICATES OF DEPOSIT 0.6%
Credit Suisse
0.465% due 03/17/2015		$2,100	2,100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Itau Unibanco Holding S.A.
0.000% due 10/31/2014	$18,200	$18,081

		20,181

COMMERCIAL PAPER 0.2%
Ford Motor Credit Co. LLC
0.850% due 06/16/2014	1,300	1,299
0.880% due 07/14/2014	2,800	2,796
0.900% due 08/05/2014	2,700	2,695

		6,790

REPURCHASE AGREEMENTS (e) 0.2%
		6,425

U.S. TREASURY BILLS 0.0%
0.063% due 04/17/2014 - 08/14/2014 (b)(j)	962	962

Total Short-Term Instruments (Cost $34,320)		34,358

Total Investments in Securities (Cost $3,162,263)		3,192,556

	SHARES
INVESTMENTS IN AFFILIATES 7.7%

SHORT-TERM INSTRUMENTS 7.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.7%
PIMCO Short-Term Floating NAV Portfolio	835	9
PIMCO Short-Term Floating NAV Portfolio III	24,819,966	247,976

Total Short-Term Instruments (Cost $247,966)		247,985

Total Investments in Affiliates (Cost $247,966)		247,985

Total Investments 107.0% (Cost $3,410,229)		$3,440,541

Financial Derivative Instruments (g)(i) 0.0% (Cost or Premiums, net $(6,446))		1,375

Other Assets and Liabilities, net (7.0%)		(225,114)

Net Assets 100.0%		$3,216,802

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	125

Schedule of Investments PIMCO Total Return Fund III (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.050%	03/31/2014	04/01/2014	$5,900	U.S. Treasury Notes 3.625% due 02/15/2021	$(6,026)	$5,900	$5,900
SSB	0.000%	03/31/2014	04/01/2014	525	Fannie Mae 2.260% due 10/17/2022	(538)	525	525

Total Repurchase Agreements						$(6,564)	$6,425	$6,425

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
BCY	(0.120%)	03/31/2014	04/01/2014	$(5,938)	$(5,938)
MSC	0.050%	03/31/2014	04/01/2014	(3,568)	(3,568)

Total Sale-Buyback Transactions					$(9,506)

(2)

As of March 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2014 was $49,023 at a weighted average interest rate of (0.329%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(f)	Securities with an aggregate market value of $9,508 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$5,900	$0	$0	$0	$5,900	$(6,026)	$(126)
SSB	525	0	0	0	525	(538)	(13)

Master Securities Forward Transaction Agreement
BCY	0	0	(5,938)	0	(5,938)	5,942	4
DEU	0	0	0	0	0	(90)	(90)
FOB	0	0	0	0	0	(350)	(350)
GRE	0	0	0	0	0	(130)	(130)
JPS	0	0	0	0	0	(60)	(60)
MSC	0	0	(3,568)	0	(3,568)	3,505	(63)
SAL	0	0	0	0	0	(35)	(35)

Total Borrowings and Other Financing Transactions	$6,425	$0	$(9,506)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.000	05/23/2014	90	$(80)	$(34)
Call - CBOT U.S. Treasury 10-Year Note June Futures	125.000	05/23/2014	90	(69)	(31)

				$(149)	$(65)

Total Written Options				$(149)	$(65)

126	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2015	101	$(1)	$0	$(16)
3-Month Euribor June Futures	Long	06/2015	101	24	0	(10)
3-Month Euribor September Futures	Long	09/2015	101	34	0	(14)
90-Day Euribor March Futures	Long	03/2015	101	14	0	(9)
90-Day Eurodollar December Futures	Long	12/2015	7,752	(2,311)	775	0
90-Day Eurodollar June Futures	Long	06/2014	1,034	10	0	0
90-Day Eurodollar June Futures	Long	06/2015	1,049	(105)	66	0
90-Day Eurodollar June Futures	Long	06/2016	406	(228)	25	0
90-Day Eurodollar March Futures	Long	03/2015	77	22	3	0
90-Day Eurodollar March Futures	Long	03/2016	2,271	(1,329)	199	0
90-Day Eurodollar September Futures	Long	09/2015	2,349	226	206	0
90-Day Eurodollar September Futures	Long	09/2016	805	269	30	0
U.S. Treasury 5-Year Note June Futures	Long	06/2014	2,149	(2,235)	134	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	132	(58)	0	(8)

Total Futures Contracts				$(5,668)	$1,438	$(57)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)			Market Value (3)	Unrealized Appreciation	Variation Margin
								Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019			$11,500	$180	$15	$9	$0
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EU	R	129,600	2,212	498	333	0

						$2,392	$513	$342	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017			$46,700	$(615)	$(560)	$18	$0
Pay	3-Month USD-LIBOR	1.500%	03/18/2016			411,500	2,900	245	131	0
Pay	3-Month USD-LIBOR	1.500%	12/16/2016			112,700	(131)	(225)	33	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017			716,000	4,368	(1,058)	21	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043			133,800	19,424	10,734	593	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043			71,200	(79)	(3,756)	347	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JP	Y	187,000	(39)	(50)	2	0

							$25,828	$5,330	$1,145	$0

Total Swap Agreements							$28,220	$5,843	$1,487	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(h)	Securities with an aggregate market value of $5,878 and cash of $23,192 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,438	$1,487	$2,925	$(65)	$(57)	$0	$(122)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	127

Schedule of Investments PIMCO Total Return Fund III (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	99,857	$		137,054	$0	$(514)
	05/2014			2,626			3,606	0	(11)

BPS	04/2014			1,500			1,895	0	(172)
	05/2014	$		4,807		MXN	64,431	112	0
	06/2014		EUR	2,100	$		2,655	0	(237)
	07/2014			1,500			1,897	0	(169)
	08/2014			1,200			1,519	0	(134)

BRC	04/2014			8,955			12,285	0	(52)

CBK	04/2014			1,200			1,521	0	(132)
	05/2014		JPY	3,234,200			31,715	374	0
	06/2014		CAD	54,491			49,090	0	(110)

DUB	05/2014	$		2,800		MXN	37,465	61	0
	06/2014		GBP	11,354	$		18,889	0	(30)

FBF	06/2014		EUR	1,700			2,156	0	(186)

GLM	04/2014			82,094			114,004	907	0
	06/2014		GBP	2,844			4,765	26	0

HUS	05/2014	$		4,100		MXN	54,858	89	0

RYL	04/2014			263,011		EUR	190,906	0	(10)
	05/2014		EUR	190,906	$		262,998	13	0

UAG	04/2014		BRL	8,727			3,583	0	(263)
	04/2014	$		3,679		BRL	8,727	167	0
	05/2014		BRL	8,726	$		3,651	0	(162)

Total Forward Foreign Currency Contracts								$1,749	$(2,182)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.730%	04/28/2014	$	21,000	$(97)	$(37)

DUB	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.640%	06/11/2014		25,300	(89)	(50)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040%	06/11/2014		25,300	(164)	(168)

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	05/06/2014		20,400	(53)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	05/06/2014		20,400	(174)	(81)

JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	07/28/2014		26,500	(68)	(26)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.560%	09/02/2014		34,600	(62)	(45)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.860%	09/02/2014		34,600	(509)	(554)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.490%	04/28/2014		32,600	(59)	(2)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	04/28/2014		15,200	(23)	(5)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	04/28/2014		15,200	(115)	(25)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	05/06/2014		26,700	(65)	(1)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	05/19/2014		20,000	(26)	(5)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800%	05/19/2014		20,000	(126)	(155)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	07/28/2014		34,100	(82)	(34)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400%	07/28/2014		44,400	(279)	(138)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750%	06/16/2014		20,000	(120)	(87)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050%	06/16/2014		20,000	(249)	(137)

RYL	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	07/28/2014		13,600	(41)	(13)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.630%	09/02/2014		20,000	(100)	(80)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.680%	09/02/2014		49,000	(279)	(242)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.030%	09/02/2014		69,000	(1,202)	(1,116)

								$(3,982)	$(3,001)

128	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-21 5-Year Index	Buy	0.550%	06/18/2014	$	3,500	$(1)	$(2)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.850%	06/18/2014		3,600	(4)	(3)

BPS	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	04/16/2014		6,300	(3)	(4)

CBK	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	04/16/2014		7,800	(4)	(5)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014		2,300	(3)	(1)

JPM	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014		7,900	(10)	(4)

							$(25)	$(19)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$	1,600	$(89)	$(83)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$	6,500	$(55)	$(6)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020		15,700	(140)	(14)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		6,400	(83)	(6)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020		2,300	(17)	(2)

							$(295)	$(28)

Total Written Options							$(4,391)	$(3,131)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	0	$794,600	EUR	111,000	$(3,821)
Sales	1,204	2,446,800		10,200	(11,466)
Closing Buys	0	(84,900)		0	370
Expirations	(710)	(2,062,600)		(89,500)	8,603
Exercised	(314)	(422,100)		(31,700)	1,774

Balance at 03/31/2014	180	$671,800	EUR	0	$(4,540)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%	$	2,500	$(44)	$67	$23	$0
	General Electric Capital Corp.	1.000%	12/20/2015	0.322%		1,500	(29)	48	19	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.740%		2,700	(41)	60	19	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		200	3	0	3	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		600	(2)	9	7	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		23,800	127	68	195	0

BPS	Brazil Government International Bond	1.000%	03/20/2019	1.627%		5,400	(209)	51	0	(158)
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		600	3	2	5	0

BRC	China Government International Bond	1.000%	12/20/2016	0.431%		2,300	44	(8)	36	0
	Indonesia Government International Bond	1.000%	09/20/2017	1.086%		4,500	(164)	152	0	(12)
	Mexico Government International Bond	1.000%	03/20/2018	0.631%		9,300	23	115	138	0

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.514%		1,000	(16)	23	7	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		14,800	(29)	122	93	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		900	(38)	12	0	(26)
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		500	(11)	16	5	0
	Indonesia Government International Bond	1.000%	09/20/2017	1.086%		3,100	(106)	98	0	(8)
	Mexico Government International Bond	1.000%	03/20/2015	0.219%		1,200	(28)	37	9	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		700	(11)	18	7	0

DUB	Brazil Government International Bond	1.000%	06/20/2016	0.729%		10,300	(20)	85	65	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	129

Schedule of Investments PIMCO Total Return Fund III (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$	400	$(17)	$5	$0	$(12)
	China Government International Bond	1.000%	12/20/2016	0.431%		2,000	39	(8)	31	0
	Export-Import Bank of China	1.000%	06/20/2017	0.781%		400	(17)	20	3	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		1,500	19	(3)	16	0
	MetLife, Inc.	1.000%	03/20/2015	0.123%		11,500	(694)	797	103	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		2,600	(37)	79	42	0

FBF	Canadian Natural Resources Ltd.	1.000%	06/20/2017	0.278%		535	(21)	34	13	0
	China Government International Bond	1.000%	03/20/2015	0.150%		700	3	3	6	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		1,900	(42)	59	17	0
	Indonesia Government International Bond	1.000%	09/20/2017	1.086%		2,600	(93)	87	0	(6)

GST	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		1,200	(21)	32	11	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		400	6	0	6	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		2,700	(13)	54	41	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.514%		1,600	(16)	28	12	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		400	2	4	6	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		200	2	1	3	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		1,000	(22)	39	17	0

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.514%		2,000	(21)	36	15	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		1,300	(21)	32	11	0
	Mexico Government International Bond	0.920%	03/20/2016	0.331%		100	0	1	1	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		200	1	2	3	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		2,900	39	7	46	0

MYC	Indonesia Government International Bond	1.000%	09/20/2016	0.740%		2,100	(31)	45	14	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		5,400	(21)	105	84	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		2,100	(30)	64	34	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		15,000	80	43	123	0

RYL	China Government International Bond	1.000%	09/20/2016	0.386%		200	1	2	3	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		1,900	(42)	59	17	0

UAG	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		1,200	(22)	33	11	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		500	(5)	8	3	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.740%		900	(14)	20	6	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		3,500	(15)	69	54	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.130%	EUR	11,800	(177)	207	30	0

							$(1,748)	$2,939	$1,413	$(222)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	$ 1,200	$(52)	$27	$0	$(25)

DUB	CDX.EM-12 5-Year Index	5.000%	12/20/2014	1,200	119	(102)	17	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	984	(26)	16	0	(10)

GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	1,061	0	17	17	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	590	(16)	10	0	(6)

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	2,218	0	36	36	0

					$25	$4	$70	$(41)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

130	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	2,000	$2	$(55)	$0	$(53)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	26,000	3	41	44	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		45,000	(12)	55	43	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		300	0	(1)	0	(1)

BPS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		100	0	0	0	0

BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		72,800	37	114	151	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		4,700	(3)	5	2	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		94,000	(57)	214	157	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		5,900	(4)	5	1	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		4,600	(1)	6	5	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		100	0	0	0	(0)
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		200	(1)	0	0	(1)

DUB	Pay	1-Year BRL-CDI	10.630%	01/02/2017	BRL	100	0	(1)	0	(1)
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	14,000	(6)	19	13	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		200	(1)	0	0	(1)

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	2,400	0	(66)	0	(66)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		1,100	0	(13)	0	(13)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	65,000	(18)	127	109	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		10,500	(7)	9	2	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		14,900	(3)	18	15	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		15,000	(4)	19	15	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		200	(1)	0	0	(1)

HUS	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		250,100	95	421	516	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		14,000	(9)	14	5	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		43,000	(18)	90	72	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		65,800	(53)	(1)	0	(54)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		5,000	0	5	5	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		13,200	(25)	(35)	0	(60)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		300	0	(1)	0	(1)

JPM	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		4,700	(2)	3	1	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		2,300	0	2	2	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		15,000	(5)	19	14	0
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		600	(3)	1	0	(2)

MYC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		12,400	2	23	25	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		54,000	(26)	116	90	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		7,200	(4)	6	2	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		13,100	(3)	16	13	0
	Pay	28-Day MXN-TIIE	6.350%	06/02/2021		11,300	3	7	10	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		24,700	(60)	(53)	0	(113)

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	1,000	1	(30)	0	(29)

							$(183)	$1,099	$1,312	$(396)

Total Swap Agreements							$(1,906)	$4,042	$2,795	$(659)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(j)	Securities with an aggregate market value of $3,614 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$353	$353	$(525)	$(125)	$(79)	$(729)	$(376)	$70	$(306)
BPS	112	0	5	117	(712)	(4)	(158)	(874)	(757)	962	205
BRC	0	0	490	490	(52)	0	(13)	(65)	425	(310)	115
CBK	374	0	121	495	(242)	(32)	(34)	(308)	187	0	187
DUB	61	0	290	351	(30)	(220)	(24)	(274)	77	(280)	(203)
FBF	0	0	36	36	(186)	0	(6)	(192)	(156)	179	23
GLM	933	0	141	1,074	0	(81)	(80)	(161)	913	(1,180)	(267)
GST	0	0	75	75	0	0	(6)	(6)	69	(260)	(191)
HUS	89	0	636	725	0	0	(115)	(115)	610	(640)	(30)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	131

Schedule of Investments PIMCO Total Return Fund III (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
JPM	$0	$0	$129	$129	$0	$(629)	$(2)	$(631)	$(502)	$445	$(57)
MYC	0	0	395	395	0	(589)	(113)	(702)	(307)	(907)	(1,214)
RYL	13	0	20	33	(10)	(1,451)	0	(1,461)	(1,428)	1,385	(43)
UAG	167	0	104	271	(425)	0	(29)	(454)	(183)	0	(183)

Total Over the Counter	$1,749	$0	$2,795	$4,544	$(2,182)	$(3,131)	$(659)	$(5,972)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,438	$1,438
Swap Agreements	0	342	0	0	1,145	1,487

	$0	$342	$0	$0	$2,583	$2,925

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,749	$0	$1,749
Swap Agreements	0	1,483	0	0	1,312	2,795

	$0	$1,483	$0	$1,749	$1,312	$4,544

	$0	$1,825	$0	$1,749	$3,895	$7,469

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$65	$65
Futures	0	0	0	0	57	57

	$0	$0	$0	$0	$122	$122

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,182	$0	$2,182
Written Options	0	19	0	83	3,029	3,131
Swap Agreements	0	263	0	0	396	659

	$0	$282	$0	$2,265	$3,425	$5,972

	$0	$282	$0	$2,265	$3,547	$6,094

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$241	$241
Futures	0	0	0	0	4,352	4,352
Swap Agreements	0	1,044	0	0	(11,222)	(10,178)

	$0	$1,044	$0	$0	$(6,629)	$(5,585)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(41)	$0	$(41)
Written Options	0	142	0	512	7,141	7,795
Swap Agreements	0	7,632	0	0	1,997	9,629

	$0	$7,774	$0	$471	$9,138	$17,383

	$0	$8,818	$0	$471	$2,509	$11,798

132	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$84	$84
Futures	0	0	0	0	(6,832)	(6,832)
Swap Agreements	0	2,406	0	0	5,873	8,279

	$0	$2,406	$0	$0	$(875)	$1,531

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,487)	$0	$(3,487)
Written Options	0	6	0	(86)	(1,492)	(1,572)
Swap Agreements	0	(5,417)	0	0	(447)	(5,864)

	$0	$(5,411)	$0	$(3,573)	$(1,939)	$(10,923)

	$0	$(3,005)	$0	$(3,573)	$(2,814)	$(9,392)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,460	$0	$1,460
Corporate Bonds & Notes
Banking & Finance	0	395,562	0	395,562
Industrials	0	60,763	354	61,117
Utilities	0	19,739	0	19,739
Municipal Bonds & Notes
California	0	42,260	0	42,260
Florida	0	2,173	0	2,173
Georgia	0	1,112	0	1,112
Illinois	0	1,216	0	1,216
Nebraska	0	2,307	0	2,307
Nevada	0	3,426	0	3,426
New York	0	28,726	0	28,726
Texas	0	4,009	0	4,009
U.S. Government Agencies	0	816,247	0	816,247
U.S. Treasury Obligations	0	1,216,957	0	1,216,957
Mortgage-Backed Securities	0	177,637	0	177,637
Asset-Backed Securities	0	48,809	0	48,809
Sovereign Issues	0	324,031	0	324,031
Preferred Securities
Banking & Finance	0	11,257	0	11,257
Industrials	0	153	0	153
Short-Term Instruments
Certificates of Deposit	0	20,181	0	20,181
Commercial Paper	0	6,790	0	6,790

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Repurchase Agreements	$0	$6,425	$0	$6,425
U.S. Treasury Bills	0	962	0	962
	$0	$3,192,202	$354	$3,192,556

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$247,985	$0	$0	$247,985

Total Investments	$247,985	$3,192,202	$354	$3,440,541

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,438	1,487	0	2,925
Over the counter	0	4,544	0	4,544
	$1,438	$6,031	$0	$7,469

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(57)	(65)	0	(122)
Over the counter	0	(5,944)	(28)	(5,972)
	$(57)	$(6,009)	$(28)	$(6,094)

Totals	$249,366	$3,192,224	$326	$3,441,916

There were no significant transfers between Level 1, 2 and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	133

Schedule of Investments PIMCO Total Return Fund IV

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.7%

CORPORATE BONDS & NOTES 15.9%

BANKING & FINANCE 12.3%
AIG Life Holdings, Inc.
7.570% due 12/01/2045		$2,600	$3,175
American International Group, Inc.
6.765% due 11/15/2017	GBP	2,300	4,407
8.175% due 05/15/2068		$3,300	4,352
Banco de Credito e Inversiones
3.000% due 09/13/2017		500	509
Bank of America Corp.
0.993% due 09/15/2026		400	346
1.008% due 05/23/2017	EUR	2,600	3,533
4.500% due 04/01/2015		$300	311
6.500% due 08/01/2016		2,300	2,578
6.875% due 04/25/2018		3,400	4,014
Bank of America N.A.
0.513% due 06/15/2016		6,300	6,249
6.000% due 10/15/2036		600	718
Bank of Montreal
1.950% due 01/30/2018		1,500	1,538
Barclays Bank PLC
10.179% due 06/12/2021		7,900	10,632
BBVA Bancomer S.A.
7.250% due 04/22/2020		1,000	1,111
Caixa Economica Federal
2.375% due 11/06/2017		500	484
Citigroup, Inc.
2.250% due 08/07/2015		3,900	3,973
3.953% due 06/15/2016		400	424
4.450% due 01/10/2017		300	324
4.587% due 12/15/2015		4,500	4,775
4.750% due 05/19/2015		6	6
5.000% due 09/15/2014		700	714
5.500% due 10/15/2014		400	411
Ford Motor Credit Co. LLC
1.018% due 01/17/2017		5,900	5,937
2.750% due 05/15/2015		1,500	1,531
8.000% due 06/01/2014		1,700	1,721
General Electric Capital Corp.
3.800% due 06/18/2019		600	636
HBOS PLC
0.935% due 09/06/2017		4,300	4,256
HSBC Holdings PLC
6.500% due 05/02/2036		12,100	14,291
ICICI Bank Ltd.
5.750% due 11/16/2020		2,300	2,457
International Lease Finance Corp.
6.750% due 09/01/2016		2,600	2,905
JPMorgan Chase & Co.
0.756% due 02/15/2017		8,700	8,714
3.400% due 06/24/2015		9,700	10,023
3.700% due 01/20/2015		100	103
Korea Development Bank
3.500% due 08/22/2017		300	318
4.375% due 08/10/2015		5,000	5,247
Korea Exchange Bank
3.125% due 06/26/2017		1,200	1,249
Morgan Stanley
0.719% due 10/15/2015		8,100	8,107
5.375% due 10/15/2015		3,000	3,200
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		800	825
SLM Corp.
5.140% due 06/15/2016		10,000	10,438
6.250% due 01/25/2016		900	971

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SSIF Nevada LP
0.942% due 04/14/2014	$3,500	$3,501
Toyota Motor Credit Corp.
0.526% due 05/17/2016	2,900	2,913
Union Bank N.A.
0.985% due 09/26/2016	1,900	1,920
Wells Fargo & Co.
7.980% due 03/15/2018 (c)	14,500	16,548

		162,395

INDUSTRIALS 2.6%
AbbVie, Inc.
1.200% due 11/06/2015	5,900	5,953
Con-way, Inc.
7.250% due 01/15/2018	200	233
General Mills, Inc.
0.536% due 01/29/2016	4,600	4,607
Johnson & Johnson
0.303% due 11/28/2016	8,700	8,715
NBCUniversal Media LLC
2.100% due 04/01/2014	2,300	2,300
President and Fellows of Harvard College
6.500% due 01/15/2039	1,200	1,593
SABMiller Holdings, Inc.
1.850% due 01/15/2015	3,900	3,938
Statoil ASA
0.697% due 11/08/2018	6,400	6,445

		33,784

UTILITIES 1.0%
BP Capital Markets PLC
3.125% due 10/01/2015	5,700	5,917
Petroleos Mexicanos
8.000% due 05/03/2019	200	245
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	665	719
Rosneft Finance S.A.
6.625% due 03/20/2017	500	538
Verizon Communications, Inc.
1.984% due 09/14/2018	400	420
2.500% due 09/15/2016	4,300	4,456
3.650% due 09/14/2018	1,500	1,599

		13,894

Total Corporate Bonds & Notes (Cost $201,501)		210,073

MUNICIPAL BONDS & NOTES 5.4%

CALIFORNIA 2.7%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	3,300	4,426
6.918% due 04/01/2040	4,300	5,597
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	3,500	4,724
California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	2,700	3,376
Irvine Unified School District, California Special Tax Notes, Series 2011
4.381% due 09/01/2015	100	102
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	4,500	5,793

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2012
5.000% due 08/01/2023	$1,000	$1,149
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	2,300	3,054
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	3,700	4,199
University of California Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	2,800	3,306

		35,726

MISSISSIPPI 0.1%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	700	842

NEW YORK 1.2%
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	2,000	2,447
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.500% due 03/15/2030	600	692
Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.250% due 09/15/2023	2,000	2,189
Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	6,500	6,673
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	4,400	4,119

		16,120

TEXAS 1.3%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	6,900	8,256
Fort Bend Grand Parkway Toll Road Authority, Texas Revenue Bonds, Series 2012
5.000% due 03/01/2023	1,575	1,824
Fort Bend Grand Parkway Toll Road Authority, Texas Revenue Notes, Series 2012
5.000% due 03/01/2022	1,000	1,174
University of Texas System Revenue Bonds, (BABs), Series 2010
4.794% due 08/15/2046	5,150	5,569

		16,823

VIRGINIA 0.1%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2012
5.000% due 05/15/2023	500	572
5.000% due 05/15/2024	595	676

		1,248

Total Municipal Bonds & Notes (Cost $68,208)		70,759

U.S. GOVERNMENT AGENCIES 15.8%
Fannie Mae
0.704% due 06/25/2041	13	13
0.875% due 10/26/2017 - 05/21/2018	15,000	14,791

134	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.875% due 09/18/2018	$400	$404
2.310% due 08/01/2022	100	96
2.935% due 11/01/2021	11,275	11,434
3.000% due 04/01/2029	3,000	3,083
3.500% due 10/25/2041	16,565	15,535
3.996% due 02/25/2033	6,409	5,253
4.000% due 12/01/2039 - 12/01/2044	29,178	30,330
4.500% due 07/01/2029 - 12/01/2044	82,880	88,496
5.000% due 05/11/2017 - 12/01/2044	8,945	9,775
5.375% due 06/12/2017	100	113
5.500% due 11/01/2032 - 12/01/2044	9,132	10,079
Freddie Mac
0.750% due 01/12/2018	4,900	4,793
0.875% due 03/07/2018	1,700	1,667
1.000% due 06/29/2017 - 09/29/2017	2,100	2,093
1.250% due 08/01/2019 - 10/02/2019	1,900	1,824
3.750% due 03/27/2019	300	328
5.000% due 03/01/2024 - 12/01/2038	3,705	4,036
5.500% due 04/01/2038	954	1,049
Ginnie Mae
0.000% due 11/20/2039 (a)	3,500	2,229
5.000% due 05/15/2038 - 12/01/2044	1,010	1,104

Total U.S. Government Agencies (Cost $210,432)		208,525

U.S. TREASURY OBLIGATIONS 36.4%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 07/15/2022	5,187	5,084
0.375% due 07/15/2023	1,206	1,194
1.250% due 07/15/2020	3,539	3,817
1.750% due 01/15/2028	21,726	24,092
2.000% due 07/15/2014 (g)	7,445	7,570
2.000% due 01/15/2026	1,885	2,150
2.375% due 01/15/2025	7,073	8,337
2.375% due 01/15/2027	11,018	13,092
2.500% due 01/15/2029	5,665	6,884
U.S. Treasury Notes
0.500% due 07/31/2017	3,800	3,728
0.625% due 10/15/2016	4,900	4,893
0.625% due 11/15/2016	30,000	29,922
0.625% due 12/15/2016	14,600	14,547
0.625% due 02/15/2017	8,400	8,348
0.625% due 05/31/2017 (i)	7,576	7,490
0.625% due 08/31/2017	1,800	1,770
0.750% due 01/15/2017	16,300	16,280
0.750% due 03/15/2017	27,000	26,904
0.750% due 02/28/2018 (g)	39,300	38,411
0.750% due 03/31/2018	5,300	5,171
0.875% due 09/15/2016	2,000	2,011
0.875% due 01/31/2017 (i)	39,700	39,759
0.875% due 02/28/2017	8,000	8,003
0.875% due 04/30/2017	9,700	9,681
1.000% due 03/31/2017	57,500	57,659
1.250% due 11/30/2018	18,400	18,085
1.500% due 07/31/2016	1,500	1,532
1.500% due 08/31/2018	1,300	1,298
1.500% due 01/31/2019	13,400	13,287
1.500% due 02/28/2019 (e)	41,100	40,705
1.625% due 03/31/2019	56,500	56,233

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/28/2017		$300	$318
3.125% due 01/31/2017		200	213
3.250% due 03/31/2017		900	963

Total U.S. Treasury Obligations (Cost $485,404)			479,431

MORTGAGE-BACKED SECURITIES 3.8%
Adjustable Rate Mortgage Trust
0.404% due 10/25/2035		5,574	5,118
Banc of America Funding Corp.
2.623% due 05/25/2035		42	43
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035		276	281
2.363% due 02/25/2033		3	3
Bear Stearns Commercial Mortgage Securities Trust
5.405% due 12/11/2040		2,400	2,520
Chase Mortgage Finance Trust
2.667% due 02/25/2037		126	121
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.216% due 07/15/2044		2,394	2,514
Countrywide Home Loan Mortgage Pass-Through Trust
2.645% due 11/19/2033		605	594
Credit Suisse First Boston Mortgage Securities Corp.
2.484% due 09/25/2033		17	17
Credit Suisse Mortgage Capital Certificates
5.000% due 12/27/2036		6,442	5,927
Granite Master Issuer PLC
0.434% due 12/20/2054	EUR	1,023	1,401
0.454% due 12/20/2054		1,336	1,832
0.724% due 12/20/2054	GBP	3,115	5,160
0.804% due 12/20/2054		1,427	2,366
Granite Mortgages PLC
0.843% due 03/20/2044		676	1,123
0.843% due 06/20/2044		554	926
GSR Mortgage Loan Trust
2.651% due 09/25/2035		$245	248
HomeBanc Mortgage Trust
0.404% due 03/25/2035		1,979	1,694
JPMorgan Chase Commercial Mortgage Securities Trust
5.397% due 05/15/2045		1,184	1,286
Leek Finance Ltd.
0.454% due 12/21/2038		1,026	1,059
0.494% due 09/21/2038		308	319
0.803% due 12/21/2037	GBP	205	354
Merrill Lynch Mortgage Investors Trust
0.404% due 11/25/2035		$1,236	1,196
Morgan Stanley Capital Trust
5.208% due 11/14/2042		2,274	2,383
Prime Mortgage Trust
5.000% due 02/25/2019		3	3
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.521% due 07/25/2034		4,527	4,651
Wachovia Bank Commercial Mortgage Trust
5.749% due 07/15/2045		573	624
WaMu Mortgage Pass-Through Certificates
2.284% due 09/25/2046		334	318
Wells Fargo Mortgage-Backed Securities Trust
2.618% due 06/25/2035		6,319	6,460

Total Mortgage-Backed Securities (Cost $48,109)			50,541

ASSET-BACKED SECURITIES 1.2%
Countrywide Asset-Backed Certificates
0.254% due 05/25/2047		159	156

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.334% due 06/25/2036		$94	$90
Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		42	43
First Franklin Mortgage Loan Trust
0.979% due 01/25/2035		3,671	3,341
HSBC Home Equity Loan Trust
0.307% due 03/20/2036		39	38
Option One Mortgage Loan Trust Asset-Backed Certificates
0.594% due 11/25/2035		2,494	2,255
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.654% due 07/25/2035		2,940	2,796
Residential Asset Securities Corp. Trust
0.424% due 04/25/2036		4,300	4,030
SLM Student Loan Trust
0.739% due 10/25/2017		2,155	2,158
1.205% due 06/15/2023		1,125	1,133
SMS Student Loan Trust
0.425% due 10/28/2028		25	25
0.435% due 04/28/2029		16	16

Total Asset-Backed Securities (Cost $15,896)			16,081

SOVEREIGN ISSUES 8.5%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		300	306
Italy Buoni Poliennali Del Tesoro
2.750% due 12/01/2015	EUR	7,200	10,259
3.000% due 04/15/2015		100	141
3.000% due 06/15/2015		4,900	6,942
3.000% due 11/01/2015		300	428
3.750% due 08/01/2015		8,600	12,326
4.500% due 07/15/2015		8,100	11,707
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		900	1,230
Mexico Government International Bond
4.000% due 11/15/2040 (b)	MXN	16,464	1,321
4.500% due 11/22/2035 (b)		10,290	890
5.000% due 06/16/2016 (b)		5,711	475
Province of Ontario
1.100% due 10/25/2017		$600	594
1.600% due 09/21/2016		10,100	10,290
1.650% due 09/27/2019		600	582
3.000% due 07/16/2018		200	210
3.150% due 06/02/2022	CAD	2,200	2,016
4.000% due 10/07/2019		$900	981
4.400% due 04/14/2020		1,600	1,770
Province of Quebec
3.500% due 12/01/2022	CAD	2,600	2,418
Spain Government International Bond
3.000% due 04/30/2015	EUR	1,000	1,413
3.150% due 01/31/2016		1,600	2,303
3.250% due 04/30/2016		400	579
3.300% due 07/30/2016		900	1,309
3.750% due 10/31/2015		4,600	6,643
4.000% due 07/30/2015		24,200	34,816

Total Sovereign Issues (Cost $110,257)			111,949

SHORT-TERM INSTRUMENTS 3.7%

CERTIFICATES OF DEPOSIT 0.8%
Credit Suisse
0.465% due 03/17/2015		$800	800
0.644% due 12/07/2015		4,300	4,308

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	135

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Itau Unibanco Holding S.A.
0.000% due 10/31/2014	$5,300	$5,265

		10,373

COMMERCIAL PAPER 0.2%
Ford Motor Credit Co. LLC
0.840% due 06/02/2014	300	300
0.850% due 06/16/2014	300	300
0.880% due 07/14/2014	600	599
0.900% due 07/01/2014	300	300
0.900% due 08/05/2014	500	499

		1,998

REPURCHASE AGREEMENTS (d) 2.7%
		35,660

U.S. TREASURY BILLS 0.0%
0.078% due 09/04/2014 (i)	20	20

Total Short-Term Instruments (Cost $48,032)		48,051

Total Investments in Securities (Cost $1,187,839)		1,195,410

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 18.1%

SHORT-TERM INSTRUMENTS 18.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.1%
PIMCO Short-Term Floating NAV Portfolio	133	$1
PIMCO Short-Term Floating NAV Portfolio III	23,827,630	238,062

Total Short-Term Instruments (Cost $238,041)		238,063

Total Investments in Affiliates (Cost $238,041)		238,063

Total Investments 108.8% (Cost $1,425,880)		$1,433,473

Financial Derivative Instruments (f)(h) 0.1% (Cost or Premiums, net $(177))		1,121

Other Assets and Liabilities, net (8.9%)		(117,214)

Net Assets 100.0%		$1,317,380

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal only security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.050%	03/31/2014	04/01/2014	$33,600	U.S. Treasury Notes 0.625% due 09/30/2017	$(34,333)	$33,600	$33,600
SSB	0.000%	03/31/2014	04/01/2014	2,060	Fannie Mae 2.260% due 10/17/2022	(2,104)	2,060	2,060

Total Repurchase Agreements						$(36,437)	$35,660	$35,660

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
BCY	(0.250%)	03/31/2014	04/01/2014	$(33,660)	$(33,660)

Total Sale-Buyback Transactions					$(33,660)

(2)

As of March 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2014 was $21,081 at a weighted average interest rate of (0.256%).

136	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(e)	Securities with an aggregate market value of $33,673 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$33,600	$0	$0	$0	$33,600	$(34,333)	$(733)
SSB	2,060	0	0	0	2,060	(2,104)	(44)

Master Securities Forward Transaction Agreement
BCY	0	0	(33,660)	0	(33,660)	33,673	13
SAL	0	0	0	0	0	(136)	(136)

Total Borrowings and Other Financing Transactions	$35,660	$0	$(33,660)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2015	33	$0	$0	$(5)
3-Month Euribor June Futures	Long	06/2015	33	8	0	(3)
3-Month Euribor September Futures	Long	09/2015	33	11	0	(5)
90-Day Euribor March Futures	Long	03/2015	33	5	0	(3)
90-Day Eurodollar December Futures	Long	12/2014	397	23	5	0
90-Day Eurodollar December Futures	Long	12/2015	2,262	(488)	226	0
90-Day Eurodollar June Futures	Long	06/2015	531	(83)	33	0
90-Day Eurodollar June Futures	Long	06/2016	146	(49)	9	0
90-Day Eurodollar March Futures	Long	03/2015	487	(10)	19	0
90-Day Eurodollar March Futures	Long	03/2016	844	(450)	74	0
90-Day Eurodollar September Futures	Long	09/2015	938	24	82	0
90-Day Eurodollar September Futures	Long	09/2016	749	46	28	0
U.S. Treasury 5-Year Note June Futures	Long	06/2014	98	(74)	6	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	24	(11)	0	(1)

Total Futures Contracts				$(1,048)	$482	$(17)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$7,000	$110	$6	$5	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	137

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$52,500	$370	$(44)	$17	$0
Pay	3-Month USD-LIBOR	1.500%	12/16/2016	108,800	(127)	(204)	32	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	138,500	845	(434)	4	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	52,200	7,578	4,446	232	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	22,400	(25)	(1,294)	109	0

					$8,641	$2,470	$394	$0

Total Swap Agreements					$8,751	$2,476	$399	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(g)	Securities with an aggregate market value of $4,735 and cash of $5,274 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$482	$399	$881	$0	$(17)	$0	$(17)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	52,750	$		72,399	$0	$(272)

BPS	05/2014		MXN	31,954			2,384	0	(56)

BRC	04/2014		EUR	1,730			2,373	0	(10)

CBK	05/2014		JPY	1,089,424			10,683	126	0
	06/2014		CAD	4,887			4,403	0	(10)

DUB	05/2014	$		1,600		MXN	21,409	34	0

GLM	04/2014		EUR	16,144	$		22,419	178	0
	06/2014		GBP	8,831			14,796	82	0

HUS	05/2014	$		100		MXN	1,338	2	0

RYL	04/2014			97,299		EUR	70,624	0	(3)
	05/2014		EUR	70,624	$		97,294	5	0

SOG	05/2014	$		2,400		MXN	32,124	53	0

Total Forward Foreign Currency Contracts								$480	$(351)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Citigroup, Inc.	1.000%	09/20/2016	0.410%	$ 1,000	$12	$3	$15	$0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%	100	1	0	1	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%	1,000	4	4	8	0

BRC	China Government International Bond	1.000%	09/20/2016	0.386%	2,900	43	3	46	0
	General Electric Capital Corp.	1.000%	09/20/2016	0.366%	700	8	3	11	0
	Indonesia Government International Bond	1.000%	09/20/2017	1.086%	600	(22)	20	0	(2)

CBK	Indonesia Government International Bond	1.000%	09/20/2017	1.086%	400	(14)	13	0	(1)
	Mexico Government International Bond	1.000%	03/20/2016	0.331%	500	(9)	16	7	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%	600	(35)	5	0	(30)

138	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Bank of America Corp.	1.000%	09/20/2014	0.207%	$800	$(16)	$19	$3	$0
	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.254%	400	6	1	7	0
	JPMorgan Chase & Co.	1.000%	09/20/2016	0.317%	700	9	3	12	0

FBF	Indonesia Government International Bond	1.000%	09/20/2017	1.086%	400	(14)	13	0	(1)

GST	Japan Government International Bond	1.000%	12/20/2015	0.185%	1,700	(16)	41	25	0

HUS	China Government International Bond	1.000%	09/20/2016	0.386%	10,000	142	13	155	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%	100	1	1	2	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%	3,400	(199)	27	0	(172)

UAG	Japan Government International Bond	1.000%	12/20/2015	0.185%	2,600	1	37	38	0

						$(98)	$222	$330	$(206)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	14,000	$(10)	$33	$23	$0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		1,000	(2)	1	0	(1)

HUS	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		1,000	0	2	2	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		26,000	(41)	29	0	(12)

JPM	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		17,000	(26)	18	0	(8)

							$(79)	$83	$25	$(21)

Total Swap Agreements							$(177)	$305	$355	$(227)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $322 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$0	$24	$24	$(272)	$0	$0	$(272)	$(248)	$293	$45
BPS	0	0	0	0	(56)	0	0	(56)	(56)	20	(36)
BRC	0	0	80	80	(10)	0	(3)	(13)	67	0	67
CBK	126	0	7	133	(10)	0	(31)	(41)	92	0	92
DUB	34	0	22	56	0	0	0	0	56	0	56
FBF	0	0	0	0	0	0	(1)	(1)	(1)	9	8
GLM	260	0	0	260	0	0	0	0	260	(400)	(140)
GST	0	0	25	25	0	0	0	0	25	0	25
HUS	2	0	159	161	0	0	(184)	(184)	(23)	0	(23)
JPM	0	0	0	0	0	0	(8)	(8)	(8)	0	(8)
RYL	5	0	0	5	(3)	0	0	(3)	2	0	2
SOG	53	0	0	53	0	0	0	0	53	0	53
UAG	0	0	38	38	0	0	0	0	38	0	38

Total Over the Counter	$480	$0	$355	$835	$(351)	$0	$(227)	$(578)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	139

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$482	$482
Swap Agreements	0	5	0	0	394	399

	$0	$5	$0	$0	$876	$881

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$480	$0	$480
Swap Agreements	0	330	0	0	25	355

	$0	$330	$0	$480	$25	$835

	$0	$335	$0	$480	$901	$1,716

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$17	$17

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$351	$0	$351
Swap Agreements	0	206	0	0	21	227

	$0	$206	$0	$351	$21	$578

	$0	$206	$0	$351	$38	$595

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(447)	$(447)
Swap Agreements	0	272	0	0	(662)	(390)

	$0	$272	$0	$0	$(1,109)	$(837)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,352)	$0	$(6,352)
Swap Agreements	0	545	0	0	5	550

	$0	$545	$0	$(6,352)	$5	$(5,802)

	$0	$817	$0	$(6,352)	$(1,104)	$(6,639)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,338)	$(1,338)
Swap Agreements	0	6	0	0	2,625	2,631

	$0	$6	$0	$0	$1,287	$1,293

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(389)	$0	$(389)
Swap Agreements	0	(333)	0	0	40	(293)

	$0	$(333)	$0	$(389)	$40	$(682)

	$0	$(327)	$0	$(389)	$1,327	$611

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

140	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$162,395	$0	$162,395
Industrials	0	33,784	0	33,784
Utilities	0	13,894	0	13,894
Municipal Bonds & Notes
California	0	35,726	0	35,726
Mississippi	0	842	0	842
New York	0	16,120	0	16,120
Texas	0	16,823	0	16,823
Virginia	0	1,248	0	1,248
U.S. Government Agencies	0	208,525	0	208,525
U.S. Treasury Obligations	0	479,431	0	479,431
Mortgage-Backed Securities	0	50,541	0	50,541
Asset-Backed Securities	0	16,081	0	16,081
Sovereign Issues	0	111,949	0	111,949
Short-Term Instruments
Certificates of Deposit	0	10,373	0	10,373
Commercial Paper	0	1,998	0	1,998
Repurchase Agreements	0	35,660	0	35,660
U.S. Treasury Bills	0	20	0	20
	$0	$1,195,410	$0	$1,195,410

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$238,063	$0	$0	$238,063

Total Investments	$238,063	$1,195,410	$0	$1,433,473

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	482	399	0	881
Over the counter	0	835	0	835
	$482	$1,234	$0	$1,716

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(17)	0	0	(17)
Over the counter	0	(578)	0	(578)
	$(17)	$(578)	$0	$(595)

Totals	$238,528	$1,196,066	$0	$1,434,594

There were no significant transfers between Level 1, 2 and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	141

Schedule of Investments PIMCO Unconstrained Bond Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 67.5%

BANK LOAN OBLIGATIONS 0.3%
AES Corp.
3.750% due 06/01/2018		$15,295	$15,375
Biomet, Inc.
3.654% - 3.733% due 07/25/2017		9,727	9,750
Dell, Inc.
3.750% due 10/29/2018		12,285	12,262
FMG Resources Pty. Ltd.
4.250% due 06/28/2019		22,459	22,659
Phillips-Van Heusen Corp.
3.250% due 02/13/2020		3,072	3,082
WaveDivision Holdings LLC
4.000% due 10/15/2019		2,963	2,969

Total Bank Loan Obligations (Cost $65,564)			66,097

CORPORATE BONDS & NOTES 14.2%

BANKING & FINANCE 10.9%
Abbey National Treasury Services PLC
1.819% due 04/25/2014		3,567	3,571
3.875% due 11/10/2014		3,200	3,266
4.000% due 04/27/2016		71,700	76,041
AGFC Capital Trust
6.000% due 01/15/2067		6,600	5,610
Ally Financial, Inc.
2.500% due 03/15/2017 (f)		30,000	29,954
2.750% due 01/30/2017		18,800	19,035
3.125% due 01/15/2016		9,400	9,621
3.500% due 07/18/2016		18,300	18,895
3.635% due 06/20/2014		70,900	71,503
4.625% due 06/26/2015		11,450	11,885
5.500% due 02/15/2017		12,500	13,625
6.750% due 12/01/2014		7,584	7,871
7.500% due 09/15/2020		34,600	41,260
8.300% due 02/12/2015		13,400	14,196
American Express Co.
7.000% due 03/19/2018		5,400	6,412
7.250% due 05/20/2014		1,000	1,009
American International Group, Inc.
5.050% due 10/01/2015		400	425
5.450% due 05/18/2017		1,800	2,010
5.600% due 10/18/2016		1,600	1,773
5.850% due 01/16/2018		5,600	6,406
8.250% due 08/15/2018		14,710	18,427
Aviation Loan Trust
2.343% due 12/15/2022		10,077	9,467
Banco Bradesco S.A.
2.336% due 05/16/2014		50,100	50,118
Banco Santander Chile
1.837% due 01/19/2016		25,000	24,812
Bank of America Corp.
0.502% due 10/14/2016		1,700	1,690
0.566% due 08/15/2016		30,390	30,026
0.587% due 08/25/2014	EUR	1,300	1,792
0.588% due 05/30/2014		500	689
2.000% due 01/11/2018		$2,200	2,198
4.500% due 04/01/2015		18,400	19,095
5.000% due 01/15/2015		18,186	18,817
5.450% due 07/15/2014		4,500	4,564
5.625% due 10/14/2016		200	221
5.650% due 05/01/2018		63,100	71,413
5.750% due 12/01/2017		14,275	16,178
6.000% due 09/01/2017		1,610	1,828
6.400% due 08/28/2017		7,150	8,216
6.500% due 08/01/2016		2,600	2,914

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 07/15/2018		$300	$350
6.875% due 04/25/2018		62,300	73,555
6.875% due 11/15/2018		300	358
7.375% due 05/15/2014		19,100	19,254
Banque PSA Finance S.A.
2.143% due 04/04/2014		51,900	51,965
Barclays Bank PLC
7.700% due 04/25/2018 (e)		2,259	2,490
10.000% due 05/21/2021	GBP	25,675	56,093
10.179% due 06/12/2021		$7,700	10,363
14.000% due 06/15/2019 (e)	GBP	27,431	62,058
Bear Stearns Cos. LLC
5.700% due 11/15/2014		$700	723
6.400% due 10/02/2017		26,200	30,269
7.250% due 02/01/2018		50,659	60,369
Berkshire Hathaway, Inc.
3.200% due 02/11/2015		550	564
CIT Group, Inc.
4.250% due 08/15/2017		9,900	10,395
4.750% due 02/15/2015		13,950	14,368
5.250% due 04/01/2014		26,500	26,500
CitiFinancial, Inc.
6.625% due 06/01/2015		100	105
Citigroup, Inc.
0.775% due 03/10/2017		48,400	48,323
0.916% due 11/15/2016		1,300	1,307
1.199% due 07/25/2016		56,100	56,841
3.953% due 06/15/2016		200	212
4.587% due 12/15/2015		2,600	2,759
4.750% due 05/19/2015		10,906	11,391
5.000% due 09/15/2014		22,215	22,648
5.500% due 10/15/2014		8,789	9,022
6.000% due 08/15/2017		1,720	1,951
6.010% due 01/15/2015		13,500	14,074
6.125% due 05/15/2018		6,640	7,640
Cloverie PLC for Zurich Insurance Co. Ltd.
12.000% due 07/15/2014 (e)	EUR	1,200	1,707
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.000% due 09/10/2015	GBP	7,794	13,530
6.875% due 03/19/2020	EUR	4,000	6,509
8.375% due 07/26/2016 (e)		$2,000	2,188
8.400% due 06/29/2017 (e)		2,000	2,228
11.000% due 06/30/2019 (e)		300	399
Credit Agricole Home Loan SFH
0.987% due 07/21/2014		22,800	22,846
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		5,444	5,648
Export-Import Bank of Korea
1.083% due 09/17/2016		3,900	3,914
FCE Bank PLC
4.750% due 01/19/2015	EUR	6,200	8,813
Fiat Finance & Trade S.A.
7.625% due 09/15/2014		100	141
Ford Motor Credit Co. LLC
1.018% due 01/17/2017		$5,120	5,152
1.333% due 08/28/2014		9,700	9,739
1.487% due 05/09/2016		200	203
2.500% due 01/15/2016		4,200	4,315
2.750% due 05/15/2015		12,182	12,434
3.875% due 01/15/2015		25,200	25,807
3.984% due 06/15/2016		10,800	11,450
4.207% due 04/15/2016		29,040	30,794
4.250% due 02/03/2017		3,590	3,858
5.625% due 09/15/2015		1,927	2,055
6.625% due 08/15/2017		14,500	16,766
7.000% due 04/15/2015		7,000	7,448
8.000% due 06/01/2014		15,450	15,639

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 12/15/2016		$2,600	$3,047
8.700% due 10/01/2014		4,700	4,892
12.000% due 05/15/2015		17,914	20,119
General Electric Capital Corp.
3.750% due 11/14/2014		1,600	1,634
General Motors Financial Co., Inc.
2.750% due 05/15/2016		2,200	2,234
Goldman Sachs Group, Inc.
0.587% due 11/15/2014	EUR	100	138
0.637% due 07/22/2015		$300	300
0.684% due 03/22/2016		850	848
0.742% due 01/12/2015		43,975	44,035
4.500% due 05/09/2016	EUR	1,100	1,626
5.125% due 01/15/2015		$19,900	20,603
5.750% due 10/01/2016		200	222
6.150% due 04/01/2018		300	343
HBOS PLC
5.374% due 06/30/2021	EUR	10,000	14,699
HSBC Bank PLC
3.100% due 05/24/2016		$350	366
HSBC Bank USA N.A.
6.000% due 08/09/2017		19,100	21,571
HSBC Finance Capital Trust
5.911% due 11/30/2035		500	522
HSBC USA Capital Trust
7.808% due 12/15/2026		1,000	1,016
HSBC USA, Inc.
2.375% due 02/13/2015		6,800	6,918
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		1,400	1,495
International Lease Finance Corp.
4.875% due 04/01/2015		5,700	5,928
5.650% due 06/01/2014		600	605
5.750% due 05/15/2016		500	539
6.500% due 09/01/2014		91,275	93,557
6.750% due 09/01/2016		70,800	79,119
7.125% due 09/01/2018		3,500	4,086
Intesa Sanpaolo SpA
6.500% due 02/24/2021		43,500	49,132
IPIC GMTN Ltd.
3.125% due 11/15/2015		6,100	6,320
JPMorgan Chase & Co.
0.854% due 02/26/2016		3,600	3,619
0.899% due 10/15/2015		10,000	10,051
3.450% due 03/01/2016		50,312	52,717
5.250% due 05/01/2015		23,417	24,509
6.300% due 04/23/2019		1,300	1,531
JPMorgan Chase Bank N.A.
4.375% due 11/30/2021	EUR	2,200	3,215
6.000% due 10/01/2017		$22,300	25,427
Kookmin Bank
1.114% due 01/27/2017		200	201
Korea Development Bank
1.500% due 01/22/2018		22,500	22,077
LBG Capital PLC
7.875% due 11/01/2020		560	615
8.500% due 12/17/2021 (e)		3,600	3,871
15.000% due 12/21/2019	EUR	1,100	2,317
Lloyds Bank PLC
4.385% due 05/12/2017 (e)		600	810
12.000% due 12/16/2024 (e)		$58,400	80,061
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		174	186
MetLife Institutional Funding
1.143% due 04/04/2014		17,500	17,500
Morgan Stanley
0.719% due 10/15/2015		8,900	8,908

142	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.875% due 07/28/2014		$13,900	$14,001
5.550% due 04/27/2017		940	1,050
5.750% due 10/18/2016		700	777
5.950% due 12/28/2017		700	800
6.000% due 04/28/2015		5,900	6,230
6.250% due 08/28/2017		20,100	23,026
6.625% due 04/01/2018		3,500	4,085
7.300% due 05/13/2019		1,700	2,065
Murray Street Investment Trust
4.647% due 03/09/2017		26,100	28,215
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		600	673
Prudential Covered Trust
2.997% due 09/30/2015		59,120	60,712
QBE Capital Funding Ltd.
7.250% due 05/24/2041		33,100	35,467
RCI Banque S.A.
2.112% due 04/11/2014		21,700	21,707
4.375% due 01/27/2015	EUR	6,200	8,788
4.600% due 04/12/2016		$14,500	15,369
Royal Bank of Canada
0.605% due 03/08/2016		5,010	5,030
0.695% due 09/09/2016		730	733
Royal Bank of Scotland Group PLC
6.125% due 12/15/2022		180	189
6.400% due 10/21/2019		42,650	49,234
6.666% due 10/05/2017 (e)	CAD	5,300	4,877
6.990% due 10/05/2017 (e)		$20,945	22,830
7.387% due 12/29/2049 (e)	GBP	939	1,174
7.648% due 09/30/2031 (e)		$2,125	2,295
Royal Bank of Scotland NV
0.935% due 03/09/2015		4,500	4,463
Royal Bank of Scotland PLC
4.375% due 03/16/2016		11,500	12,232
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		5,000	4,988
SLM Corp.
3.875% due 09/10/2015		3,300	3,416
5.000% due 04/15/2015		3,500	3,640
5.050% due 11/14/2014		4,876	4,998
5.500% due 01/15/2019		9,346	9,921
6.000% due 01/25/2017		7,500	8,203
6.250% due 01/25/2016		30,500	32,902
8.450% due 06/15/2018		8,630	10,194
Springleaf Finance Corp.
5.400% due 12/01/2015		12,673	13,307
5.750% due 09/15/2016		1,000	1,064
SSIF Nevada LP
0.942% due 04/14/2014		800	800
Stone Street Trust
5.902% due 12/15/2015		30,100	32,401
Svensk Exportkredit AB
1.750% due 10/20/2015		3,350	3,419
UBS AG
7.625% due 08/17/2022		49,800	58,509
Union Bank N.A.
2.625% due 09/26/2018		19,600	19,997
Waha Aerospace BV
3.925% due 07/28/2020		33,215	35,252
Weyerhaeuser Co.
7.375% due 10/01/2019		12,286	14,955

			2,663,880

INDUSTRIALS 2.2%
Altria Group, Inc.
4.125% due 09/11/2015		6,600	6,919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.700% due 11/10/2018	$468	$615
Anadarko Petroleum Corp.
5.950% due 09/15/2016	200	222
6.375% due 09/15/2017	100	115
Apple, Inc.
0.488% due 05/03/2018	15,972	15,995
Aviation Capital Group Corp.
3.875% due 09/27/2016	30,800	31,927
Avnet, Inc.
6.625% due 09/15/2016	1,450	1,619
CBS Corp.
8.875% due 05/15/2019	5,000	6,419
Centex Corp.
6.500% due 05/01/2016	4,500	4,973
Community Health Systems, Inc.
5.125% due 08/15/2018	1,000	1,053
Con-way, Inc.
7.250% due 01/15/2018	2,500	2,918
ConAgra Foods, Inc.
1.900% due 01/25/2018	15,600	15,486
Continental Airlines Pass-Through Trust
6.703% due 12/15/2022	474	518
CSX Corp.
6.250% due 03/15/2018	600	694
D.R. Horton, Inc.
5.625% due 01/15/2016	2,500	2,678
6.500% due 04/15/2016	4,330	4,747
Daimler Finance North America LLC
0.842% due 01/09/2015	14,410	14,466
0.918% due 08/01/2016	1,500	1,514
3.000% due 03/28/2016	3,700	3,849
Dell, Inc.
0.847% due 04/01/2014	1,554	1,554
Deluxe Corp.
5.125% due 10/01/2014	6,900	7,029
Deutsche Telekom International Finance BV
5.750% due 03/23/2016	7,620	8,330
DISH DBS Corp.
7.125% due 02/01/2016	10,100	11,059
7.750% due 05/31/2015	200	215
El Paso LLC
8.250% due 02/15/2016	300	325
Express Scripts Holding Co.
3.500% due 11/15/2016	1,250	1,324
Harvest Operations Corp.
2.125% due 05/14/2018	6,500	6,445
6.875% due 10/01/2017	5,500	5,967
HCA, Inc.
6.500% due 02/15/2016	1,050	1,142
7.190% due 11/15/2015	1,175	1,281
7.875% due 02/15/2020	10,000	10,670
8.500% due 04/15/2019	500	523
Hewlett-Packard Co.
2.350% due 03/15/2015	10,150	10,313
Kroger Co.
2.200% due 01/15/2017	7,815	8,000
Masco Corp.
4.800% due 06/15/2015	3,000	3,128
5.850% due 03/15/2017	1,700	1,879
6.125% due 10/03/2016	5,000	5,513
McKesson Corp.
7.500% due 02/15/2019	5,000	6,100
MGM Resorts International
6.875% due 04/01/2016	3,400	3,732
7.500% due 06/01/2016	2,915	3,261
10.000% due 11/01/2016	3,900	4,675

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York Times Co.
5.000% due 03/15/2015		$2,000	$2,063
Pactiv LLC
8.125% due 06/15/2017		5,000	5,500
Pearson Dollar Finance PLC
6.250% due 05/06/2018		25,925	29,553
PepsiCo, Inc.
0.436% due 07/30/2015		5,400	5,411
Petrobras International Finance Co.
2.875% due 02/06/2015		3,000	3,047
7.875% due 03/15/2019		270	309
Phillips 66
1.950% due 03/05/2015		4,742	4,799
Reynolds American, Inc.
6.750% due 06/15/2017		300	346
Reynolds Group Issuer, Inc.
7.125% due 04/15/2019		8,700	9,244
Rohm & Haas Co.
6.000% due 09/15/2017		201	229
RPM International, Inc.
6.500% due 02/15/2018		4,000	4,554
Ryland Group, Inc.
5.375% due 01/15/2015		4,800	4,968
Talisman Energy, Inc.
7.750% due 06/01/2019		4,000	4,838
Tate & Lyle International Finance PLC
6.625% due 06/15/2016		1,400	1,563
Telefonica Emisiones S.A.U.
3.992% due 02/16/2016		5,350	5,615
Telenet Finance Luxembourg S.C.A.
6.250% due 08/15/2022	EUR	3,000	4,546
Tennessee Gas Pipeline Co. LLC
8.000% due 02/01/2016		$2,500	2,803
Time Warner Cable, Inc.
8.250% due 04/01/2019		400	499
Toll Brothers Finance Corp.
8.910% due 10/15/2017		1,700	2,066
Total Capital International S.A.
0.807% due 08/10/2018		8,400	8,467
Transocean, Inc.
4.950% due 11/15/2015		200	212
UAL Pass-Through Trust
10.400% due 05/01/2018		9,667	10,996
United Airlines, Inc.
6.750% due 09/15/2015		10,000	10,225
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		500	58
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018		2,200	2,431
Volkswagen International Finance NV
0.857% due 04/01/2014		1,300	1,300
1.625% due 03/22/2015		5,100	5,159
1.875% due 04/01/2014		90,300	90,300
2.875% due 04/01/2016		1,000	1,039
Volvo Treasury AB
5.950% due 04/01/2015		20,000	21,003
Whirlpool Corp.
8.600% due 05/01/2014		5,000	5,031
WMG Acquisition Corp.
6.000% due 01/15/2021		180	189
WPP Finance U.K.
5.875% due 06/15/2014		18,751	18,947
Wynn Las Vegas LLC
7.750% due 08/15/2020		29,850	33,357

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	143

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Xerox Corp.
1.056% due 05/16/2014	$8,930	$8,937

		528,796

UTILITIES 1.1%
AT&T, Inc.
2.500% due 08/15/2015	500	513
BP Capital Markets PLC
3.625% due 05/08/2014	4,900	4,916
Dominion Resources, Inc.
7.500% due 06/30/2066	5,000	5,462
Duke Energy Corp.
3.950% due 09/15/2014	300	305
Electricite de France
0.694% due 01/20/2017	600	602
2.150% due 01/22/2019	300	299
Enel Finance International NV
3.875% due 10/07/2014	8,800	8,936
Gazprom OAO Via Gaz Capital S.A.
8.125% due 07/31/2014	700	714
Midwest Generation LLC
8.560% due 01/02/2016	1,625	1,844
Petrobras Global Finance BV
2.593% due 03/17/2017	63,800	64,199
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.500% due 09/30/2014	4,200	4,294
Rosneft Finance S.A.
6.625% due 03/20/2017	6,200	6,673
7.500% due 07/18/2016	4,500	4,894
7.875% due 03/13/2018	2,100	2,357
Verizon Communications, Inc.
0.435% due 03/06/2015	1,050	1,050
1.763% due 09/15/2016	34,900	35,923
1.984% due 09/14/2018	11,100	11,670
2.500% due 09/15/2016	56,200	58,234
3.650% due 09/14/2018	44,000	46,900

		259,785

Total Corporate Bonds & Notes (Cost $3,298,211)		3,452,461

MUNICIPAL BONDS & NOTES 1.7%

ARIZONA 0.0%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	3,000	3,310

CALIFORNIA 0.9%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	1,000	1,206
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	2,500	3,374
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	20,000	28,166
7.950% due 03/01/2036	48,325	56,919
California State General Obligation Notes, Series 2009
6.200% due 10/01/2019	660	782
California State General Obligation Notes, Series 2010
3.950% due 11/01/2015	25,900	27,294
6.200% due 03/01/2019	30,000	35,281
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	2,100	2,620

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	$3,500	$2,730
5.750% due 06/01/2047	3,725	3,015
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	2,500	2,923
Los Angeles Community College District, California General Obligation Bonds, Series 2010
6.680% due 08/01/2036	1,000	1,269
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	13,500	14,624
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2009
5.750% due 07/01/2034	14,000	16,417
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.000% due 08/01/2029	2,100	2,350
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	700	807
Sonoma County, California Revenue Bonds, (GTD Insured), Series 2010
6.000% due 12/01/2029	3,085	3,220
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	785	870
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	7,000	8,286

		212,153

DISTRICT OF COLUMBIA 0.0%
District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.500% due 05/15/2033	160	177

FLORIDA 0.0%
Seminole County, Florida Water & Sewer Revenue Bonds, (BABs), Series 2010
6.443% due 10/01/2040	7,000	7,627

GEORGIA 0.1%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	8,800	9,789

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	200	237
Illinois Finance Authority Revenue Bonds, (NPFGC Insured), Series 1997
2.701% due 01/01/2019	350	369

		606

INDIANA 0.0%
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (BABs), Series 2010
5.966% due 01/15/2030	6,300	7,451

MASSACHUSETTS 0.1%
Massachusetts Bay Transportation Authority Revenue Bonds, Series 2004
1.391% due 07/01/2020	450	457

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.573% due 05/01/2039	$7,000	$7,663

		8,120

NEW YORK 0.3%
Erie County, New York Industrial Development Agency Revenue Bonds, Series 2006
6.000% due 11/15/2036	730	713
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
7.134% due 11/15/2030	8,000	9,216
New York City, New York General Obligation Bonds, (BABs), Series 2009
5.399% due 12/01/2024	2,200	2,514
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.237% due 12/01/2021	4,355	4,921
5.687% due 12/01/2023	6,470	7,630
5.887% due 12/01/2024	3,845	4,580
6.246% due 06/01/2035	7,300	8,080
New York City, New York General Obligation Notes, (BABs), Series 2010
4.787% due 12/01/2018	4,525	5,073
4.937% due 12/01/2019	5,875	6,630
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
4.725% due 11/01/2023	5,310	5,858
4.905% due 11/01/2024	300	328
5.075% due 11/01/2025	1,500	1,687
5.808% due 08/01/2030	5,000	5,444

		62,674

OHIO 0.1%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.750% due 06/01/2034	2,255	1,834
5.875% due 06/01/2030	1,300	1,075
5.875% due 06/01/2047	25,525	20,629
6.500% due 06/01/2047	9,295	8,102

		31,640

PENNSYLVANIA 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
5.401% due 06/15/2022	3,500	3,840
5.501% due 06/15/2023	3,500	3,833
Pennsylvania Economic Development Financing Authority Revenue Notes, (BABs), Series 2010
5.101% due 06/15/2019	300	329

		8,002

TEXAS 0.0%
Texas State General Obligation Notes, (BABs), Series 2010
3.203% due 04/01/2019	500	523
Texas Transportation Commission Revenue Bonds, Series 2010
5.178% due 04/01/2030	2,700	3,088

		3,611

VIRGINIA 0.0%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
5.200% due 06/01/2046	1,000	717

144	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 0.2%
Energy Northwest, Washington Revenue Bonds, Series 2012
3.103% due 07/01/2023	$4,300	$4,177
Energy Northwest, Washington Revenue Notes, Series 2012
2.653% due 07/01/2020	14,800	14,810
2.803% due 07/01/2021	8,500	8,369
2.953% due 07/01/2022	15,000	14,696
Tacoma, Washington Electric System Revenue Bonds, (BABs), Series 2010
5.966% due 01/01/2035	11,000	12,720

		54,772

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	5,700	4,535

Total Municipal Bonds & Notes (Cost $371,438)		415,184

U.S. GOVERNMENT AGENCIES 1.3%
Fannie Mae
0.201% due 12/25/2036	149	146
0.214% due 07/25/2037	245	235
0.254% due 01/25/2021	13	13
0.274% due 03/25/2034	171	170
0.284% due 03/25/2036	73	69
0.304% due 08/25/2034	70	69
0.354% due 10/27/2037	400	399
0.454% due 12/25/2028	10	10
0.504% due 03/25/2037 - 09/25/2042	737	737
0.606% due 10/18/2030	6	6
0.654% due 03/25/2017	10	10
0.706% due 04/18/2032	71	72
1.054% due 04/25/2032	4	4
1.329% due 10/01/2044	18	19
1.332% due 08/01/2042 - 09/01/2044	460	477
1.625% due 11/25/2023	53	55
1.996% due 12/01/2034	65	69
2.011% due 12/01/2034	72	76
2.217% due 03/01/2036	389	410
2.220% due 05/01/2036	220	235
2.250% due 02/01/2036	108	115
2.254% due 08/01/2029	16	17
2.260% due 06/01/2035	76	81
2.279% due 09/01/2035	1,263	1,341
2.300% due 05/25/2035 - 01/01/2036	328	348
2.334% due 09/01/2039	28	30
2.340% due 09/01/2031	23	25
2.344% due 06/01/2030	1	1
2.358% due 09/01/2034	35	37
2.362% due 12/01/2035	5	6
2.485% due 11/01/2034	652	696
2.792% due 11/01/2042	55,624	56,403
3.035% due 05/01/2036	29	30
3.500% due 03/01/2020 - 07/01/2043	498	524
4.300% due 08/01/2028	6	7
4.390% due 03/01/2027	2	2
4.397% due 12/01/2036	60	64
4.500% due 09/01/2019 - 04/01/2029	1,120	1,187

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 08/01/2020 - 04/01/2044	$117,394	$128,036
5.500% due 05/01/2035 - 04/01/2044	32,509	35,872
5.610% due 01/25/2032	101	104
5.703% due 02/25/2033	277	306
6.000% due 05/01/2037 - 07/25/2044	20,195	22,505
6.473% due 10/25/2031	44	47
6.500% due 06/01/2036 - 10/01/2038	7,537	8,493
6.589% due 10/25/2031	294	319
7.500% due 12/25/2019 - 06/01/2031	313	348
8.500% due 10/25/2019	5	5
9.000% due 12/25/2019	34	39
Federal Housing Administration
6.896% due 07/01/2020	742	720
7.430% due 02/01/2023	5	5
7.465% due 11/01/2019	37	37
Freddie Mac
0.355% due 10/15/2020	16	16
0.395% due 05/15/2036	15	15
0.505% due 12/15/2029	111	111
0.655% due 01/15/2032	22	22
1.105% due 10/15/2020	2	2
1.332% due 10/25/2044 - 02/25/2045	640	646
1.532% due 07/25/2044	3,962	4,014
1.573% due 10/25/2021 (a)	37,684	3,555
2.015% due 09/01/2035	21	22
2.348% due 12/01/2032	11	12
2.403% due 09/01/2035	11	11
2.418% due 08/01/2035	35	37
2.438% due 03/01/2036	184	196
2.809% due 05/01/2025	4	4
4.500% due 02/15/2020	5	5
5.000% due 03/15/2021 - 04/01/2030	13,011	14,168
5.500% due 03/01/2023 - 01/01/2039	369	406
6.500% due 10/25/2043	117	129
6.555% due 09/25/2029	191	194
7.002% due 11/25/2030	57	57
7.500% due 08/15/2030	31	36
7.709% due 12/25/2030	184	185
Ginnie Mae
0.457% due 05/20/2037	1,951	1,950
0.655% due 04/16/2032	16	16
0.705% due 12/16/2025	65	66
1.625% due 12/20/2021 - 07/20/2030	315	327
2.000% due 06/20/2021 - 10/20/2027	103	108
3.500% due 11/20/2017	3	4
4.000% due 12/20/2017	3	3
5.000% due 03/15/2039 - 04/01/2044	6,661	7,288
5.500% due 10/15/2034 - 04/01/2044	1,151	1,275
6.000% due 06/20/2038	93	100
7.500% due 08/20/2029	83	96
8.000% due 03/20/2030	23	28
8.500% due 04/20/2030 - 07/20/2030	2	2
NCUA Guaranteed Notes
0.686% due 03/09/2021	12,629	12,706

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Overseas Private Investment Corp.
0.000% due 05/02/2016 - 11/17/2017	$16,030	$17,998
Small Business Administration
4.340% due 03/01/2024	147	155
4.760% due 09/01/2025	163	174
5.600% due 09/01/2028	510	570
6.220% due 12/01/2028	546	626
7.190% due 12/01/2019	105	115
7.200% due 10/01/2019	480	523

Total U.S. Government Agencies (Cost $326,665)		329,004

U.S. TREASURY OBLIGATIONS 8.1%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022	174,888	171,485
0.125% due 07/15/2022	287,119	281,433
0.125% due 01/15/2023	76,604	74,174
0.375% due 07/15/2023 (i)	518,093	512,771
0.625% due 07/15/2021	104	107
1.125% due 01/15/2021	42,629	45,283
1.250% due 07/15/2020	138,455	149,336
U.S. Treasury Notes
0.090% due 01/31/2016 (j)(l)	737,600	737,216

Total U.S. Treasury Obligations (Cost $1,999,197)		1,971,805

MORTGAGE-BACKED SECURITIES 8.1%
Adjustable Rate Mortgage Trust
2.780% due 09/25/2035	29	27
4.906% due 10/25/2035	4,453	4,056
American General Mortgage Loan Trust
5.150% due 03/25/2058	943	954
American Home Mortgage Assets Trust
0.344% due 05/25/2046	946	698
0.364% due 10/25/2046	1,264	823
0.424% due 11/25/2035	1,114	928
1.054% due 11/25/2046	14,517	7,957
1.069% due 10/25/2046	5,321	3,876
1.091% due 09/25/2046	2,075	1,437
1.099% due 10/25/2046	453	361
American Home Mortgage Investment Trust
1.830% due 09/25/2045	1,335	1,266
2.173% due 10/25/2034	77	77
2.330% due 02/25/2045	1,902	1,920
Banc of America Alternative Loan Trust
5.750% due 04/25/2033	521	578
6.000% due 01/25/2036	1,591	1,284
Banc of America Commercial Mortgage Trust
5.550% due 04/10/2049	5,608	6,166
Banc of America Funding Corp.
0.347% due 10/20/2036	1,176	845
0.364% due 04/25/2037	1,057	718
0.387% due 06/20/2047	17,489	16,203
0.434% due 07/25/2037	6,291	5,254
0.437% due 06/20/2047	2,000	1,295
0.444% due 07/25/2037	8,688	7,231
0.554% due 05/25/2037	638	453
2.623% due 05/25/2035	42	43
2.807% due 01/20/2047 ^	834	652
5.240% due 05/20/2036	1,811	1,784
5.291% due 06/20/2037 ^	482	463
5.500% due 09/25/2034	3,602	3,802
5.597% due 10/20/2046	4,151	3,723
5.806% due 03/25/2037 ^	38	32
5.878% due 10/25/2036	796	627

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	145

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 03/25/2037 ^	$4,602	$3,923
6.000% due 08/25/2037 ^	4,113	3,645
Banc of America Mortgage Trust
2.682% due 02/25/2034	243	242
2.704% due 02/25/2036 ^	104	89
2.748% due 07/25/2033	1,054	1,075
2.752% due 09/25/2034	1,685	1,693
2.754% due 01/25/2035	572	553
2.866% due 05/25/2034	1,814	1,813
6.500% due 10/25/2031	7	8
6.500% due 09/25/2033	158	164
BCAP LLC Trust
0.973% due 11/26/2046	5,370	5,050
2.081% due 04/26/2037	6,155	6,018
2.353% due 05/26/2036	1,692	1,737
2.593% due 10/26/2036	433	12
4.000% due 04/26/2037	1,229	1,248
5.190% due 03/26/2037	11,826	11,155
5.250% due 02/26/2036	6,257	5,821
5.250% due 04/26/2037	14,624	13,975
5.250% due 06/26/2037	2,936	3,000
5.477% due 07/26/2035	1,244	1,265
10.280% due 02/26/2036	3,521	1,241
10.482% due 04/26/2037	3,715	1,239
15.283% due 06/26/2036	4,282	1,081
BCRR Trust
5.819% due 08/17/2045	6,034	6,591
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035	1,260	1,283
2.288% due 04/25/2034	187	186
2.363% due 02/25/2033	14	15
2.380% due 02/25/2036	628	503
2.430% due 10/25/2035	868	855
2.517% due 10/25/2033	35	36
2.533% due 03/25/2035	2,445	2,483
2.560% due 03/25/2035	1,493	1,518
2.579% due 08/25/2033	735	754
2.625% due 04/25/2034	11	10
2.635% due 10/25/2034	117	108
2.652% due 11/25/2034	401	404
2.659% due 01/25/2035	872	894
2.667% due 02/25/2033	19	18
2.680% due 05/25/2034	31	29
2.709% due 08/25/2035	294	272
2.730% due 05/25/2034	102	99
2.732% due 08/25/2035 ^	2,898	2,514
2.761% due 02/25/2034	64	63
2.781% due 01/25/2034	684	688
2.910% due 07/25/2034	196	197
2.976% due 05/25/2047 ^	953	802
3.087% due 11/25/2034	14	14
5.165% due 08/25/2035	728	644
5.196% due 03/25/2035	36	36
Bear Stearns Alt-A Trust
0.314% due 02/25/2034	149	142
0.354% due 02/25/2034	238	174
0.474% due 08/25/2036	4,213	2,890
0.494% due 08/25/2036	1,558	1,069
0.834% due 09/25/2034	219	218
0.854% due 09/25/2034	1,938	1,883
2.327% due 01/25/2036 ^	3,137	2,409
2.351% due 03/25/2036	3,367	2,483
2.535% due 11/25/2035 ^	303	238
2.545% due 08/25/2036 ^	31	23
2.585% due 03/25/2036	1,023	697
2.601% due 11/25/2036	5,833	4,106
2.671% due 11/25/2036	40,459	30,230
2.674% due 05/25/2035	6,701	6,770

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.413% due 11/25/2036 ^		$1,257	$964
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036		2,732	2,252
Bear Stearns Structured Products, Inc.
1.885% due 01/26/2036		454	366
2.874% due 12/26/2046		1,929	1,455
Berica Residential MBS SRL
0.616% due 03/31/2048	EUR	16,952	22,146
Chase Mortgage Finance Trust
2.549% due 03/25/2037		$186	173
2.646% due 02/25/2037		2,491	2,461
2.655% due 07/25/2037		169	170
2.660% due 02/25/2037		484	490
2.681% due 02/25/2037		224	225
Chaseflex Trust
0.454% due 07/25/2037		1,350	1,028
0.614% due 07/25/2037 ^		697	444
4.894% due 08/25/2037		4,762	3,791
6.000% due 02/25/2037 ^		1,419	1,260
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.384% due 05/25/2036		2,812	2,423
Citicorp Mortgage Securities, Inc.
5.500% due 04/25/2037		494	509
6.000% due 09/25/2037		834	878
Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035		1,216	1,223
2.200% due 09/25/2035		367	367
2.290% due 09/25/2035		4,728	4,695
2.510% due 10/25/2035		42	42
2.540% due 05/25/2035		21	21
2.542% due 02/25/2034		367	365
2.605% due 08/25/2035		3,050	2,865
2.614% due 03/25/2036		40,114	40,824
2.658% due 07/25/2046 ^		115	93
2.720% due 11/25/2036 ^		1,577	1,196
2.895% due 09/25/2037 ^		815	681
5.990% due 09/25/2037 ^		6,934	6,224
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044		97	109
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^		2,266	1,933
6.000% due 06/25/2037		1,521	1,298
6.000% due 10/25/2037 ^		13,432	11,763
Countrywide Alternative Loan Trust
0.274% due 06/25/2036		2,926	2,454
0.294% due 04/25/2047		7,551	6,324
0.314% due 02/25/2047		468	410
0.324% due 11/25/2036		552	472
0.324% due 01/25/2037 ^		435	360
0.334% due 05/25/2047		15,879	13,288
0.337% due 02/20/2047		6,684	4,817
0.344% due 09/25/2046 ^		318	250
0.344% due 11/25/2046		326	251
0.352% due 12/20/2046		38,070	27,849
0.354% due 05/25/2036		217	176
0.354% due 06/25/2037		49	42
0.367% due 03/20/2046		4,102	3,067
0.367% due 07/20/2046 ^		789	480
0.387% due 07/20/2035		98	85
0.404% due 09/25/2046 ^		852	230
0.434% due 12/25/2035		674	601
0.434% due 02/25/2037		742	583
0.454% due 01/25/2036		9,071	7,693
0.474% due 11/25/2035		13,104	10,482
0.477% due 11/20/2035		6,888	5,784
0.504% due 05/25/2037 ^		106	71
0.524% due 02/25/2037		20,920	12,791

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.554% due 05/25/2036	$5,071	$3,882
0.604% due 09/25/2035	7,495	5,797
0.654% due 12/25/2035 ^	9,853	7,583
0.654% due 05/25/2037 ^	2,587	1,750
0.854% due 05/25/2036	3,001	1,909
0.864% due 07/25/2036	2,381	1,432
0.904% due 08/25/2035	253	207
0.954% due 12/25/2035	1,810	1,487
1.039% due 12/25/2035	1,578	1,227
1.054% due 12/25/2036 ^	10,549	7,064
1.091% due 08/25/2046	3,730	2,828
1.129% due 02/25/2036	25	22
1.609% due 01/25/2036	2,146	2,057
2.706% due 06/25/2037	7,027	5,797
4.500% due 09/25/2018	3,011	3,121
5.250% due 10/25/2033	1,992	2,066
5.250% due 06/25/2035 ^	56	51
5.263% due 10/25/2035 ^	1,329	1,096
5.500% due 04/25/2035	1,000	992
5.500% due 10/25/2035 ^	1,375	1,248
5.500% due 11/25/2035	1,685	1,494
5.500% due 11/25/2035 ^	3,737	3,309
5.500% due 01/25/2036	1,182	1,059
5.500% due 03/25/2036	131	107
5.750% due 02/25/2035	1,479	1,428
5.750% due 07/25/2035	5,292	4,717
6.000% due 04/25/2036 ^	1,726	1,457
6.000% due 05/25/2036 ^	1,403	1,110
6.000% due 05/25/2036	895	708
6.000% due 01/25/2037	2,237	1,881
6.000% due 02/25/2037	1,195	944
6.000% due 02/25/2037 ^	3,876	2,957
6.000% due 03/25/2037 ^	2,324	1,910
6.000% due 04/25/2037	11,161	9,489
6.000% due 05/25/2037 ^	1,688	1,352
6.000% due 08/25/2037	1,338	1,117
6.250% due 11/25/2036 ^	1,255	1,104
6.500% due 06/25/2036 ^	208	167
6.500% due 09/25/2037	2,195	1,801
Countrywide Home Loan Mortgage Pass-Through Trust
0.354% due 04/25/2046	2,491	1,986
0.444% due 04/25/2035	857	743
0.474% due 03/25/2035	8,068	6,192
0.484% due 02/25/2035	139	132
0.494% due 02/25/2035	173	155
0.524% due 02/25/2035	2,600	2,241
0.914% due 09/25/2034	13	13
2.255% due 07/25/2034	573	568
2.376% due 02/20/2036	1,914	1,517
2.417% due 02/20/2036	1,274	1,216
2.497% due 10/19/2032	12	11
2.498% due 11/25/2034	172	161
2.550% due 09/20/2036 ^	3,631	2,653
2.561% due 12/25/2033	104	105
2.566% due 03/25/2037 ^	313	219
2.586% due 05/20/2036	5,907	4,741
2.607% due 06/20/2035	48	42
2.638% due 11/19/2033	63	59
2.657% due 09/25/2034	64	52
2.672% due 08/25/2034	1,211	1,146
2.742% due 06/25/2033	687	679
2.854% due 08/25/2034	462	428
5.500% due 03/25/2035	1,244	1,292
5.500% due 11/25/2035 ^	285	274
5.750% due 07/25/2037 ^	25,300	23,798
6.000% due 02/25/2036	1,438	1,226
6.000% due 03/25/2036 ^	14	13
6.000% due 05/25/2036 ^	8,278	7,685

146	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Reperforming Trust
0.494% due 06/25/2035		$3,381	$3,055
0.554% due 11/25/2034		91	84
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		26,083	28,095
Credit Suisse First Boston Mortgage Securities Corp.
0.265% due 05/15/2023 (a)		219,000	3,474
0.804% due 03/25/2032		136	129
2.256% due 06/25/2033		75	74
2.312% due 07/25/2033		22	22
2.575% due 08/25/2033		79	78
6.000% due 01/25/2036		3,717	2,843
6.500% due 04/25/2033		2	2
7.000% due 02/25/2034		486	527
Credit Suisse Mortgage Capital Certificates
0.406% due 02/27/2036		1,365	1,296
2.460% due 02/26/2036		1,682	1,623
2.538% due 08/27/2046		5,929	5,666
4.889% due 07/27/2037		4,063	2,988
5.383% due 02/15/2040		4,058	4,290
5.467% due 09/16/2039		2,252	2,435
CSMC Mortgage-Backed Trust
6.250% due 08/25/2036 ^		1,917	1,679
7.000% due 08/25/2037		1,846	1,231
Deco UK PLC
0.680% due 01/27/2020	GBP	2,289	3,744
Deutsche ALT-A Securities, Inc.
0.254% due 08/25/2037		$1,810	1,269
0.304% due 03/25/2037 ^		1,720	1,120
0.484% due 02/25/2036		12,587	8,774
1.762% due 08/25/2035 ^		678	541
Deutsche ALT-B Securities, Inc.
0.254% due 10/25/2036 ^		17	10
Deutsche Mortgage Securities, Inc.
3.889% due 06/28/2047		1,500	1,506
Downey Savings & Loan Association Mortgage Loan Trust
0.416% due 08/19/2045		47	42
1.054% due 03/19/2046 ^		1,807	1,404
2.630% due 07/19/2044		729	738
EF Hutton Trust
9.950% due 10/20/2018		14	15
EMF-NL BV
1.290% due 07/17/2041	EUR	1,200	1,325
EMF-NL Prime BV
1.090% due 04/17/2041		7,182	8,752
Eurosail PLC
1.790% due 10/17/2040		4,283	5,896
First Horizon Alternative Mortgage Securities
2.197% due 09/25/2034		$696	680
2.210% due 04/25/2036		1,414	1,188
2.231% due 06/25/2036		1,693	1,301
2.236% due 09/25/2035		1,428	1,260
2.279% due 03/25/2035		85	69
6.000% due 08/25/2036 ^		2,541	2,179
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		3,515	3,443
First Horizon Mortgage Pass-Through Trust
2.543% due 02/25/2034		881	867
2.583% due 10/25/2035		7,043	6,233
2.613% due 08/25/2035		724	689
First Republic Mortgage Loan Trust
0.505% due 11/15/2031		1,061	987
GMAC Commercial Mortgage Securities, Inc.
0.628% due 04/15/2034 (a)		2,268	2
GMAC Mortgage Corp. Loan Trust
2.966% due 06/25/2034		13	12

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Granite Master Issuer PLC
0.724% due 12/20/2054	GBP	1,332	$2,206
Granite Mortgages PLC
0.737% due 07/20/2043		$764	761
0.903% due 09/20/2044	GBP	234	389
Greenpoint Mortgage Funding Trust
0.374% due 06/25/2045		$24	21
0.424% due 11/25/2045		141	111
Greenpoint Mortgage Pass-Through Certificates
2.795% due 10/25/2033		103	104
GS Mortgage Securities Trust
5.374% due 05/17/2045		4,544	4,769
GSMPS Mortgage Loan Trust
0.504% due 03/25/2035		103	91
GSR Mortgage Loan Trust
1.860% due 03/25/2033		34	33
2.299% due 06/25/2034		700	703
2.451% due 06/25/2034		729	733
2.650% due 09/25/2035		505	514
2.651% due 09/25/2035		2,120	2,146
5.000% due 05/25/2037		542	521
5.021% due 11/25/2035		522	518
5.750% due 03/25/2036 ^		1,026	963
5.750% due 01/25/2037		2,426	2,364
6.000% due 03/25/2032		11	12
6.000% due 02/25/2036		5,569	5,155
6.000% due 03/25/2037		3,313	3,006
6.000% due 05/25/2037		1,430	1,359
6.500% due 09/25/2036		949	837
HarborView Mortgage Loan Trust
0.336% due 11/19/2036		323	272
0.336% due 07/19/2046		336	238
0.336% due 11/19/2046 ^		103	81
0.346% due 01/19/2038		11,365	9,634
0.376% due 05/19/2035		1,990	1,744
0.396% due 06/19/2035		142	124
0.396% due 03/19/2036		4,240	3,109
0.406% due 01/19/2036		2,720	1,878
0.426% due 03/19/2035		4,341	4,015
0.436% due 02/19/2036		2,138	1,678
0.466% due 11/19/2035		2,133	1,843
0.906% due 10/19/2035		1,202	1,055
0.976% due 11/19/2034		1,731	1,287
0.981% due 12/19/2036 ^		6,490	5,186
2.468% due 04/19/2034		23	23
2.492% due 05/19/2033		79	80
2.618% due 06/19/2045		5,068	3,419
2.732% due 07/19/2035		673	593
HomeBanc Mortgage Trust
2.444% due 04/25/2037 ^		15,684	9,155
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037		7,818	7,082
Impac CMB Trust
0.814% due 03/25/2035		415	382
Impac Secured Assets Trust
0.324% due 01/25/2037		13,030	10,653
0.504% due 05/25/2036		482	475
IndyMac Adjustable Rate Mortgage Trust
1.751% due 01/25/2032		5	5
IndyMac Mortgage Loan Trust
0.294% due 04/25/2037		4,671	4,401
0.314% due 04/25/2037		1,100	956
0.344% due 09/25/2046		55	47
0.354% due 11/25/2046		768	457
0.394% due 06/25/2037		3,137	2,777
0.404% due 02/25/2037		2,700	1,540
0.454% due 07/25/2035		2,470	2,174

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.344% due 01/25/2036		$1,014	$815
2.457% due 01/25/2036		3,124	2,921
2.518% due 12/25/2034		1,318	1,235
2.531% due 10/25/2034		3,208	3,152
2.623% due 12/25/2036 ^		103	90
2.729% due 06/25/2037 ^		1,456	1,100
2.824% due 03/25/2037 ^		6,300	5,751
2.924% due 06/25/2036		1,843	1,407
4.476% due 05/25/2036 ^		7,250	6,320
4.631% due 08/25/2035		3,303	2,778
JPMorgan Alternative Loan Trust
0.294% due 03/25/2037		1,562	1,128
0.304% due 07/25/2036		6,945	6,995
0.314% due 09/25/2036		14,948	11,974
2.679% due 05/25/2037 ^		3,395	2,604
4.593% due 05/26/2037		10,792	8,939
5.500% due 11/25/2036 ^		2	2
6.310% due 08/25/2036		3,000	2,445
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		15,222	16,224
5.397% due 05/15/2045		53,440	58,044
JPMorgan Mortgage Trust
1.990% due 11/25/2033		33	33
2.599% due 04/25/2037 ^		131	114
2.629% due 02/25/2036		29	26
2.663% due 07/25/2035		96	97
2.755% due 07/25/2035		109	109
2.779% due 05/25/2034		286	281
3.319% due 02/25/2035		576	596
5.081% due 11/25/2035		1,416	1,368
5.108% due 04/25/2036		822	757
5.750% due 01/25/2036 ^		2,713	2,542
6.000% due 08/25/2037 ^		8,588	7,688
6.250% due 07/25/2036		3,443	3,082
6.500% due 01/25/2036		1,142	1,024
6.500% due 08/25/2036 ^		5,922	5,315
JPMorgan Resecuritization Trust
2.193% due 05/27/2037		4,793	4,259
2.488% due 06/27/2037		125	126
LB Commercial Mortgage Trust
5.823% due 07/15/2044		13,244	14,601
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		3,145	3,429
Lehman Mortgage Trust
5.500% due 11/25/2035		593	566
Lehman XS Trust
0.314% due 03/25/2047		3,173	2,355
0.354% due 08/25/2046		5,588	4,760
0.384% due 04/25/2046		6,732	5,197
0.414% due 02/25/2046		2,784	2,084
Luminent Mortgage Trust
0.324% due 12/25/2036		310	241
0.394% due 04/25/2036		5,706	3,822
Mall Funding PLC
1.201% due 04/22/2017	GBP	5,579	9,287
MASTR Adjustable Rate Mortgages Trust
0.364% due 04/25/2046		$762	577
0.364% due 05/25/2047		1,452	1,167
0.454% due 05/25/2047 ^		794	392
2.205% due 05/25/2034		518	521
2.397% due 05/25/2034		301	298
2.649% due 11/21/2034		192	197
MASTR Asset Securitization Trust
5.500% due 11/25/2017		9	9
5.500% due 09/25/2033		183	191
MASTR Reperforming Loan Trust
6.000% due 08/25/2034		937	964

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	147

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Seasoned Securitization Trust
3.313% due 10/25/2032		$46	$46
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.595% due 12/15/2030		473	449
0.855% due 11/15/2031		263	264
Merrill Lynch Alternative Note Asset Trust
0.324% due 02/25/2037		1,486	1,364
Merrill Lynch Floating Trust
0.692% due 07/09/2021		2,816	2,813
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036		2,414	2,206
0.404% due 11/25/2035		2,081	2,013
0.404% due 08/25/2036		27	26
0.534% due 08/25/2035		4,400	3,917
0.814% due 06/25/2028		5	5
0.868% due 11/25/2029 (a)		7,750	235
1.154% due 10/25/2035		1,350	1,284
1.596% due 10/25/2035		355	349
2.135% due 11/25/2035		1,387	1,392
2.219% due 02/25/2033		53	51
2.774% due 03/25/2036 ^		2,214	1,548
2.960% due 05/25/2033		10	10
Morgan Stanley Capital Trust
4.700% due 07/15/2056		6,397	6,503
5.447% due 02/12/2044		50	55
5.577% due 04/12/2049		477	488
5.665% due 04/15/2049		87,614	96,299
Morgan Stanley Mortgage Loan Trust
1.054% due 02/25/2036		615	531
2.125% due 06/25/2036		12,337	12,370
2.185% due 06/25/2036		110	104
2.461% due 07/25/2035		720	660
2.485% due 08/25/2034		760	760
2.509% due 11/25/2037		4,462	3,577
2.580% due 07/25/2035		377	328
2.782% due 08/25/2034		81	80
Morgan Stanley Re-REMIC Trust
5.819% due 08/12/2045		788	874
Mortgages PLC
0.981% due 10/31/2038	GBP	2,332	3,770
NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035		$1,281	1,332
Newgate Funding PLC
0.903% due 12/15/2050	EUR	19,000	25,194
Nomura Asset Acceptance Corp.
2.499% due 10/25/2035		$1,522	1,371
2.895% due 08/25/2035		1,281	1,244
Nomura Resecuritization Trust
2.656% due 12/26/2046		16,011	14,802
Prime Mortgage Trust
0.554% due 02/25/2034		9	8
0.654% due 02/25/2035		2,742	2,573
5.500% due 06/25/2036 ^		615	573
RBSGC Structured Trust
5.500% due 11/25/2035		33,232	29,419
RBSSP Resecuritization Trust
0.396% due 06/27/2036		9,319	5,565
0.396% due 08/27/2037		3,739	2,645
Residential Accredit Loans, Inc. Trust
0.294% due 01/25/2037		3,321	2,821
0.304% due 02/25/2047		13,238	7,661
0.334% due 05/25/2036		3,758	2,943
0.339% due 12/25/2036		241	178
0.404% due 02/25/2036 ^		575	385
0.404% due 08/25/2037		228	167
0.454% due 08/25/2035		1,869	1,484

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.456% due 01/25/2035		$227	$219
0.554% due 03/25/2033		79	79
0.554% due 11/25/2036 ^		870	527
0.554% due 10/25/2045		548	402
0.834% due 12/25/2033		323	300
2.998% due 03/25/2035 ^		1,640	1,361
3.252% due 02/25/2035		2,422	1,970
3.432% due 12/26/2034		799	691
3.506% due 09/25/2035 ^		1,586	1,246
3.575% due 12/25/2035		7,638	6,326
3.728% due 01/25/2036 ^		4,588	3,508
6.000% due 10/25/2034		8,030	8,449
6.000% due 06/25/2036		891	728
6.000% due 08/25/2036		1,210	949
6.500% due 09/25/2037 ^		961	755
Residential Asset Securitization Trust
0.504% due 10/25/2018		33	32
0.554% due 05/25/2033		51	50
0.554% due 01/25/2046 ^		3,139	1,739
0.604% due 02/25/2034		341	331
0.854% due 10/25/2035 ^		8,768	6,828
5.500% due 09/25/2035		240	218
5.500% due 12/25/2035 ^		608	526
5.750% due 02/25/2036 ^		115	99
5.750% due 02/25/2036		2,138	1,856
6.000% due 07/25/2036		1,184	1,061
6.000% due 03/25/2037 ^		2,689	2,098
6.000% due 07/25/2037 ^		2,403	1,976
6.250% due 07/25/2036 ^		7,819	7,157
Residential Funding Mortgage Securities, Inc. Trust
3.068% due 09/25/2035 ^		43	36
3.207% due 02/25/2036 ^		1,478	1,329
3.400% due 09/25/2036 ^		106	80
5.500% due 11/25/2035		10,673	10,300
6.000% due 10/25/2036 ^		1,933	1,717
6.500% due 03/25/2032		50	53
RMAC Securities PLC
0.671% due 06/12/2044	GBP	1,368	2,135
Royal Bank of Scotland Capital Funding Trust
5.953% due 02/16/2051		$2,500	2,654
6.003% due 12/16/2049		8,000	8,665
Salomon Brothers Mortgage Securities, Inc.
0.654% due 05/25/2032		168	154
Securitized Asset Sales, Inc.
2.361% due 11/26/2023		58	44
Sequoia Mortgage Trust
0.875% due 11/22/2024		169	170
2.554% due 09/20/2046		251	215
Sovereign Commercial Mortgage Securities Trust
6.022% due 07/22/2030		2,700	2,737
STRIPS Ltd.
5.000% due 03/24/2018		395	118
Structured Adjustable Rate Mortgage Loan Trust
0.374% due 06/25/2037		5,807	5,055
0.474% due 10/25/2035		10,971	9,635
1.526% due 01/25/2035		42	34
2.436% due 05/25/2034		863	867
2.445% due 02/25/2034		65	66
2.451% due 07/25/2034		1,165	1,163
2.477% due 04/25/2034		172	173
2.477% due 10/25/2036		1,170	887
2.488% due 01/25/2035		354	310
2.502% due 03/25/2034		41	41
2.508% due 08/25/2035		63	59
2.553% due 09/25/2034		137	138
2.693% due 09/25/2036 ^		729	465
4.705% due 04/25/2036 ^		1,485	1,196

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
0.274% due 08/25/2036	$493	$370
0.314% due 09/25/2047	10,401	10,377
0.334% due 07/25/2046	6,147	4,873
0.344% due 07/25/2046	187	151
0.364% due 04/25/2036	541	405
0.364% due 08/25/2036	2,434	1,841
0.364% due 05/25/2046	400	293
0.374% due 05/25/2036	141	106
0.384% due 05/25/2045	125	112
0.406% due 07/19/2035	1,437	1,370
0.434% due 02/25/2036	819	645
0.454% due 08/25/2036	988	365
0.736% due 07/19/2034	35	35
0.816% due 09/19/2032	8	8
0.856% due 03/19/2034	11	10
Structured Asset Securities Corp.
2.646% due 10/28/2035	398	377
5.500% due 09/25/2035	8,349	8,615
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.227% due 01/25/2032	137	128
2.352% due 06/25/2033	87	87
2.369% due 03/25/2033	104	103
2.516% due 02/25/2032	6	6
4.740% due 12/25/2034	138	142
5.730% due 03/25/2034	8,785	9,189
Thornburg Mortgage Securities Trust
1.404% due 06/25/2037	11,966	10,403
2.287% due 10/25/2043	278	280
5.249% due 07/25/2036	10,497	10,679
5.750% due 06/25/2037	60,764	59,008
TIAA Seasoned Commercial Mortgage Trust
5.551% due 08/15/2039	1,571	1,673
UBS-Citigroup Commercial Mortgage Trust
2.484% due 01/10/2045 (a)	41,849	4,724
Wachovia Bank Commercial Mortgage Trust
5.572% due 10/15/2048	1,979	2,151
5.724% due 06/15/2049	53,745	59,248
5.749% due 07/15/2045	37,994	41,361
5.953% due 02/15/2051	32,142	35,292
Wachovia Mortgage Loan Trust LLC
2.611% due 03/20/2037 ^	1,033	964
2.790% due 05/20/2036 ^	3,021	2,627
5.413% due 10/20/2035	5,180	5,132
WaMu Mortgage Pass-Through Certificates
0.384% due 04/25/2045	1,563	1,468
0.414% due 11/25/2045	75	70
0.424% due 12/25/2045	18	17
0.444% due 07/25/2045	399	373
0.444% due 12/25/2045	1,309	1,185
0.464% due 01/25/2045	4,145	4,021
0.474% due 07/25/2045	23	22
0.514% due 11/25/2034	2,292	2,207
0.829% due 02/25/2047	427	350
0.859% due 01/25/2047	364	351
0.879% due 06/25/2047 ^	467	173
0.889% due 04/25/2047	115	104
0.939% due 12/25/2046	709	661
0.949% due 12/25/2046	4,857	4,066
1.009% due 10/25/2046	46,529	38,090
1.111% due 06/25/2046	1,964	1,931
1.129% due 08/25/2046	5,310	4,593
1.135% due 02/25/2046	153	143
1.331% due 11/25/2042	32	31
1.531% due 06/25/2042	807	764
1.531% due 08/25/2042	354	336
1.830% due 10/25/2036 ^	109	89

148	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.862% due 01/25/2037 ^	$872	$767
2.034% due 02/27/2034	437	434
2.051% due 12/25/2036 ^	479	416
2.117% due 03/25/2033	156	157
2.141% due 03/25/2037 ^	93,294	80,671
2.223% due 02/25/2037 ^	659	544
2.255% due 07/25/2037 ^	938	793
2.274% due 12/25/2032	6,600	6,619
2.283% due 05/25/2046	279	245
2.284% due 08/25/2046	14,600	13,319
2.284% due 09/25/2046	417	397
2.284% due 10/25/2046	355	324
2.284% due 11/25/2046	760	727
2.284% due 12/25/2046	911	858
2.324% due 02/25/2037 ^	476	402
2.343% due 03/25/2036	1,394	1,300
2.354% due 10/25/2035	10,715	10,280
2.355% due 09/25/2036 ^	1,262	1,129
2.376% due 01/25/2036	2,877	2,824
2.408% due 03/25/2034	10	10
2.410% due 08/25/2035	1,756	1,750
2.411% due 03/25/2035	833	828
2.433% due 10/25/2034	717	723
2.443% due 09/25/2033	54	55
2.449% due 06/25/2033	319	324
4.157% due 12/25/2036 ^	6,313	5,756
4.304% due 06/25/2037	4,039	3,510
4.670% due 04/25/2037	76,654	71,571
6.090% due 10/25/2036 ^	2,558	2,158
Washington Mutual Mortgage Loan Trust
1.328% due 05/25/2041	2	2
Washington Mutual MSC Mortgage Pass-Through Certificates
0.854% due 01/25/2036 ^	9,904	7,561
0.899% due 04/25/2047	8,858	6,920
1.069% due 07/25/2046 ^	165	97
2.066% due 02/25/2033	22	22
2.391% due 06/25/2033	141	143
5.750% due 11/25/2035	2,484	2,175
5.750% due 01/25/2036 ^	8,925	7,908
6.000% due 10/25/2035 ^	1,253	960
Wells Fargo Alternative Loan Trust
0.504% due 06/25/2037 ^	5,932	4,019
6.000% due 07/25/2037	1,552	1,409
6.250% due 07/25/2037 ^	12,005	11,009
6.250% due 11/25/2037 ^	1,981	1,887
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 07/25/2036 ^	5,975	5,801
2.614% due 06/25/2035	536	544
2.614% due 03/25/2036	1,960	1,979
2.614% due 05/25/2036 ^	1,038	970
2.615% due 01/25/2035	311	313
2.615% due 03/25/2035	636	645
2.615% due 06/25/2035	496	499
2.616% due 02/25/2034	774	791
2.616% due 04/25/2036	1,258	1,215
2.618% due 12/25/2033	7	7
2.618% due 09/25/2034	2,110	1,803
2.619% due 09/25/2033	911	929
2.624% due 04/25/2036	16	16
2.624% due 04/25/2036 ^	3,995	3,887
2.628% due 03/25/2035	3,216	3,259
2.640% due 10/25/2033	947	967
4.993% due 04/25/2035	95	97
5.568% due 04/25/2036	545	539
5.750% due 03/25/2037	47	45
6.000% due 03/25/2037 ^	4,891	4,685
6.000% due 04/25/2037	4,433	4,313

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 07/25/2037	$2,288	$2,171

Total Mortgage-Backed Securities (Cost $1,788,031)		1,976,997

ASSET-BACKED SECURITIES 7.0%
Access Group, Inc.
1.539% due 10/27/2025	4,228	4,269
Accredited Mortgage Loan Trust
0.284% due 02/25/2037	4,976	4,669
0.434% due 04/25/2036	10,500	7,526
0.604% due 09/25/2035	2,000	1,916
0.620% due 09/25/2035	1,800	1,456
0.630% due 09/25/2035	600	443
ACE Securities Corp. Home Equity Loan Trust
0.214% due 10/25/2036	5	2
0.274% due 08/25/2036 ^	3,711	1,384
0.314% due 08/25/2036 ^	1,990	748
0.354% due 12/25/2036	7,122	3,102
0.594% due 11/25/2035	3,000	2,387
0.644% due 08/25/2035	2,400	2,302
0.834% due 09/25/2035	1,800	1,338
1.129% due 11/25/2033	463	432
1.954% due 10/25/2032	1,983	1,937
Aegis Asset-Backed Securities Trust
0.594% due 06/25/2035	1,200	996
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	8,344	8,411
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.604% due 01/25/2036	7,900	6,932
0.624% due 10/25/2035	2,670	2,486
0.624% due 01/25/2036	11,921	9,135
0.654% due 09/25/2035	2,350	2,035
1.024% due 07/25/2034	827	736
1.174% due 10/25/2034	700	599
1.204% due 11/25/2034	2,668	2,522
1.279% due 11/25/2034	1,227	1,046
5.045% due 11/25/2035	116	117
Amortizing Residential Collateral Trust
0.734% due 07/25/2032	6	6
0.854% due 10/25/2031	897	802
Apidos CDO Ltd.
0.499% due 07/27/2017	692	693
Argent Securities Trust
0.264% due 09/25/2036	1,070	423
0.304% due 06/25/2036	4,696	1,818
0.304% due 07/25/2036	2,930	1,196
0.304% due 09/25/2036	1,262	501
0.314% due 05/25/2036	2,335	846
0.394% due 07/25/2036	2,698	1,115
0.424% due 05/25/2036	5,527	2,034
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.354% due 10/25/2035	16	16
0.474% due 01/25/2036	3,596	2,426
0.974% due 02/25/2034	1,894	1,749
Asset-Backed Funding Certificates Trust
0.314% due 01/25/2037	2,688	1,598
0.829% due 06/25/2035	3,700	3,315
0.854% due 06/25/2034	882	827
0.904% due 12/25/2032	1,039	1,001
1.204% due 03/25/2034	3,196	2,514
Asset-Backed Securities Corp. Home Equity Loan Trust
0.429% due 09/25/2034	5	5
0.584% due 11/25/2035	1,000	960
0.604% due 11/25/2035	1,200	972

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Avenue CLO Ltd.
0.497% due 07/20/2018		$3,944	$3,943
Avoca CLO PLC
0.655% due 09/15/2021	EUR	812	1,104
Bayview Financial Mortgage Pass-Through Trust
5.638% due 11/28/2036		$681	661
Bayview Financial Revolving Asset Trust
1.083% due 02/28/2040		241	197
Bear Stearns Asset-Backed Securities Trust
0.224% due 12/25/2036		9	9
0.304% due 11/25/2036		8,297	5,963
0.314% due 08/25/2036		12,476	9,776
0.324% due 01/25/2037		2,722	1,833
0.354% due 12/25/2036		4,690	4,386
0.354% due 04/25/2037		5,895	5,247
0.394% due 06/25/2047		3,500	2,915
0.474% due 01/25/2047		2,300	2,041
0.554% due 09/25/2046		1,312	1,061
0.584% due 11/25/2035		2,700	2,611
0.644% due 07/25/2035		2,966	2,947
0.644% due 09/25/2035		2,266	1,691
0.804% due 08/25/2035		6,500	5,960
0.834% due 10/25/2035		4,000	2,708
0.904% due 09/25/2035		1,500	1,426
1.114% due 04/25/2035		4,454	4,155
1.154% due 10/25/2037		984	918
1.154% due 11/25/2042		14	13
1.404% due 08/25/2037		21,060	18,494
5.500% due 08/25/2036		1,748	1,740
5.750% due 11/25/2034		2,120	2,116
6.500% due 10/25/2036		6,205	5,311
Belle Haven ABS CDO Ltd.
0.598% due 11/03/2044		24,943	11,880
0.638% due 11/03/2044		37,396	17,812
Berica Asset-Backed Security SRL
0.613% due 12/30/2055	EUR	9,216	12,498
BlackRock Senior Income Series Corp.
0.477% due 04/20/2019		$2,257	2,228
Callidus Debt Partners CLO Fund Ltd.
0.498% due 04/17/2020		1,463	1,461
Carrington Mortgage Loan Trust
0.204% due 12/25/2036		5	5
0.214% due 01/25/2037		898	650
0.304% due 05/25/2036		2,151	2,003
0.314% due 10/25/2036		2,218	1,240
0.394% due 06/25/2036		3,400	1,873
0.414% due 02/25/2037		5,885	3,970
0.614% due 06/25/2035		1,780	1,628
1.054% due 05/25/2034		3,261	2,982
Cavendish Square Funding PLC
0.561% due 02/11/2055	EUR	1,289	1,625
Citigroup Mortgage Loan Trust, Inc.
0.214% due 07/25/2045		$69	53
0.294% due 08/25/2036		8,983	6,717
0.314% due 09/25/2036		27,201	13,928
0.314% due 12/25/2036		4,058	2,024
0.394% due 10/25/2036		5,500	5,147
0.414% due 03/25/2036		2,648	1,771
0.554% due 11/25/2046		1,099	792
Citius Funding Ltd.
0.405% due 05/05/2046		476,929	59,616
Clavos Euro CDO Ltd.
0.880% due 04/18/2023	EUR	911	1,247
Conseco Finance Securitizations Corp.
7.770% due 09/01/2031		$16,591	18,504
Countrywide Asset-Backed Certificates
0.274% due 06/25/2047		2,412	2,365

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	149

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.284% due 06/25/2047		$462	$458
0.294% due 07/25/2037		10,800	8,084
0.294% due 08/25/2037		31,300	24,320
0.304% due 01/25/2037		11,478	10,226
0.304% due 01/25/2045		1,687	1,652
0.304% due 10/25/2046		6,507	5,477
0.304% due 12/25/2046		11,939	10,334
0.304% due 06/25/2047		26,300	19,701
0.314% due 03/25/2037		11,006	9,572
0.314% due 01/25/2046		1,356	1,112
0.324% due 06/25/2047		3,713	3,171
0.334% due 06/25/2036		3,280	3,147
0.344% due 06/25/2047		20,200	15,578
0.374% due 06/25/2037		3,000	1,418
0.414% due 05/25/2036		968	967
0.434% due 09/25/2036		5,008	4,076
0.444% due 06/25/2036		5,000	3,955
0.444% due 08/25/2036		1,400	1,080
0.454% due 06/25/2036		4,600	3,690
0.464% due 09/25/2037		1,800	664
0.494% due 04/25/2036		8,100	7,049
0.494% due 12/25/2036 ^		582	337
0.504% due 04/25/2036		6,162	6,060
0.504% due 05/25/2036		12,000	11,299
0.634% due 12/25/2031		2	1
0.634% due 01/25/2036		5,100	4,010
0.654% due 08/25/2047		16,055	15,747
0.674% due 12/25/2035		2,800	2,693
0.734% due 06/25/2035		4,375	3,720
0.754% due 07/25/2035		9,000	8,470
0.874% due 07/25/2034		2,200	1,988
1.009% due 08/25/2034		2,000	1,883
4.679% due 04/25/2036		1,100	1,057
5.251% due 12/25/2034		4,131	3,984
5.348% due 07/25/2036		1,148	1,128
5.357% due 10/25/2046		4,492	3,867
5.714% due 04/25/2047		10,000	7,551
Credit Suisse First Boston Mortgage Securities Corp.
0.774% due 01/25/2032		9	8
Credit-Based Asset Servicing and Securitization LLC
0.304% due 11/25/2036		1,660	919
0.494% due 07/25/2037		11,978	7,850
4.288% due 03/25/2037 ^		13,209	8,159
4.297% due 01/25/2037 ^		1,801	865
4.677% due 04/25/2037		24	24
6.280% due 05/25/2035		2,119	2,134
Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		359	366
7.790% due 05/25/2030 ^		886	873
Denver Arena Trust
6.940% due 11/15/2019		52	54
Fairbanks Capital Mortgage Loan Trust
1.354% due 05/25/2028		27	26
Faxtor ABS BV
0.568% due 11/02/2070	EUR	2,439	3,226
Fieldstone Mortgage Investment Trust
0.314% due 11/25/2036		$2,607	1,525
First Franklin Mortgage Loan Asset-Backed Certificates
0.979% due 05/25/2034		459	422
First Franklin Mortgage Loan Trust
0.294% due 09/25/2036		2,291	2,043
0.394% due 10/25/2036		3,223	2,156
0.514% due 10/25/2035		13,283	12,067
0.634% due 05/25/2035		2,000	1,825
0.634% due 12/25/2035		5,400	4,854
0.644% due 09/25/2035		4,200	3,819
0.979% due 01/25/2035		714	650
1.429% due 07/25/2034		1,700	1,434

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First NLC Trust
0.224% due 08/25/2037		$27	$14
Fremont Home Loan Trust
0.284% due 11/25/2036		7,728	3,674
0.304% due 10/25/2036		1,656	811
0.304% due 01/25/2037		2,357	1,206
0.394% due 02/25/2037		6,200	3,086
0.404% due 05/25/2036		13,007	6,693
Galaxy CLO Ltd.
0.479% due 04/25/2019		2,174	2,163
GSAA Home Equity Trust
0.604% due 08/25/2037		1,951	1,670
4.999% due 09/25/2035		717	733
5.995% due 03/25/2046 ^		5,405	4,146
GSAMP Trust
0.204% due 12/25/2046		1,988	1,093
0.254% due 12/25/2046		5,997	3,318
0.304% due 08/25/2036		2,884	1,920
0.304% due 12/25/2046		3,590	1,998
0.384% due 12/25/2046		898	504
0.394% due 08/25/2036		1,923	1,295
0.414% due 06/25/2036		7,462	4,555
0.424% due 04/25/2036		3,600	1,898
Harbourmaster CLO BV
0.564% due 06/15/2020	EUR	521	715
Home Equity Asset Trust
0.434% due 08/25/2036		$5,900	4,562
1.854% due 05/25/2033		6,338	6,048
Home Equity Loan Trust
0.494% due 04/25/2037		3,000	1,820
Home Equity Mortgage Loan Asset-Backed Trust
0.314% due 07/25/2037		4,526	2,853
0.354% due 07/25/2037		6,656	4,222
0.394% due 04/25/2047		3,500	2,034
Home Equity Mortgage Trust
5.867% due 07/25/2036 ^		329	128
HSI Asset Securitization Corp. Trust
0.204% due 10/25/2036		43	22
0.324% due 12/25/2036		1,481	684
0.334% due 04/25/2037		26,300	16,673
0.344% due 01/25/2037		2,500	1,387
0.374% due 12/25/2036		12,180	5,680
Huntington CDO Ltd.
0.506% due 11/05/2040		37,004	34,413
ING Investment Management CLO Ltd.
0.487% due 12/13/2020		3,410	3,363
Inwood Park CDO Ltd.
0.462% due 01/20/2021		5,401	5,372
IXIS Real Estate Capital Trust
0.384% due 01/25/2037		6,031	2,960
JPMorgan Mortgage Acquisition Trust
0.214% due 03/25/2047		167	161
0.234% due 08/25/2036		3	1
0.264% due 08/25/2036		66	35
0.294% due 10/25/2036		14,500	11,596
0.306% due 07/25/2036		2,582	1,269
0.314% due 07/25/2036 ^		2,411	1,237
0.344% due 05/25/2035		1,994	1,916
0.344% due 03/25/2047		5,800	3,181
0.394% due 05/25/2036		5,800	4,814
0.414% due 05/25/2037		1,400	1,025
6.130% due 07/25/2036 ^		1,919	1,179
L2L Education Loan Trust
0.495% due 06/15/2031		8,400	7,563
Landmark CDO Ltd.
0.514% due 07/15/2018		5,173	5,167

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman XS Trust
0.304% due 04/25/2037 ^	$101	$73
0.324% due 01/25/2037	4,233	3,238
0.414% due 05/25/2046 ^	47,085	19,643
Long Beach Mortgage Loan Trust
0.454% due 02/25/2036	2,890	1,856
0.494% due 01/25/2046	5,000	4,139
0.714% due 10/25/2034	631	576
1.054% due 06/25/2035	1,800	1,612
1.084% due 04/25/2035	1,097	1,053
1.954% due 07/25/2032 ^	323	283
MASTR Asset-Backed Securities Trust
0.204% due 11/25/2036	93	40
0.304% due 08/25/2036	1,539	790
0.324% due 10/25/2036	9,038	7,591
0.364% due 05/25/2037	3,930	2,667
0.394% due 03/25/2036	5,159	2,807
0.394% due 10/25/2036	1,700	1,036
0.414% due 06/25/2036	14,451	7,763
0.654% due 10/25/2035	1,188	793
Merit Securities Corp.
6.690% due 07/28/2033	916	953
Meritage Mortgage Loan Trust
0.904% due 11/25/2035	924	880
Merrill Lynch Mortgage Investors Trust
0.224% due 04/25/2047	3,686	2,095
0.264% due 03/25/2037	618	379
0.264% due 08/25/2037	3,596	2,019
0.304% due 08/25/2037	21,695	12,257
0.654% due 06/25/2036	983	901
5.450% due 02/25/2037 ^	1,887	450
Morgan Stanley ABS Capital, Inc. Trust
0.214% due 12/25/2036	6,143	3,187
0.264% due 03/25/2037	2,353	1,234
0.294% due 11/25/2036	15,993	9,948
0.304% due 09/25/2036	14,068	7,739
0.304% due 10/25/2036	2,900	1,575
0.304% due 11/25/2036	5,336	3,299
0.304% due 12/25/2036	1,359	712
0.314% due 09/25/2036	2,000	1,129
0.374% due 11/25/2036	8,647	5,427
0.384% due 09/25/2036	2,000	1,141
0.384% due 02/25/2037	3,501	1,671
0.394% due 06/25/2036	2,000	1,319
0.404% due 03/25/2037	25,236	13,424
0.494% due 03/25/2037	3,739	2,012
0.514% due 02/25/2037	4,668	2,206
0.954% due 07/25/2037	332	311
1.069% due 03/25/2035	1,100	904
1.144% due 06/25/2035	6,600	5,432
1.204% due 09/25/2033	2,140	2,033
Morgan Stanley Capital Trust
0.444% due 01/25/2036	37,200	30,796
Morgan Stanley Dean Witter Capital, Inc. Trust
1.429% due 09/25/2032	7,459	6,975
Morgan Stanley Home Equity Loan Trust
0.254% due 12/25/2036	2,457	1,445
0.504% due 04/25/2037	2,524	1,531
Morgan Stanley IXIS Real Estate Capital Trust
0.204% due 11/25/2036	2	1
Mountain View Funding CLO Ltd.
0.499% due 04/15/2019	1,753	1,742
MSIM Peconic Bay Ltd.
0.517% due 07/20/2019	839	840
National Collegiate Student Loan Trust
0.414% due 02/26/2029	3,000	2,569
New Century Home Equity Loan Trust
0.664% due 09/25/2035	3,400	2,942

150	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.154% due 01/25/2033	$1,189	$1,035
Newcastle CDO Ltd.
0.574% due 12/24/2039	31,658	30,866
Nomura Home Equity Loan, Inc.
0.484% due 10/25/2036	5,962	2,403
0.554% due 02/25/2037	647	296
North Carolina State Education Assistance Authority
0.954% due 07/25/2039	1,703	1,709
NovaStar Mortgage Funding Trust
0.274% due 11/25/2036	1,878	828
0.304% due 09/25/2036	6,370	3,489
0.324% due 11/25/2036	12,301	5,470
0.364% due 01/25/2037	4,579	2,067
0.404% due 10/25/2036	2,084	959
Octagon Investment Partners Ltd.
0.533% due 11/28/2018	947	941
OHA Intrepid Leveraged Loan Fund Ltd.
1.157% due 04/20/2021	3,123	3,107
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.534% due 12/25/2035	9,000	7,475
5.675% due 12/25/2035	3,899	4,122
Option One Mortgage Loan Trust
0.284% due 07/25/2037	1,699	1,014
0.294% due 01/25/2037	10,469	6,087
0.334% due 04/25/2037	1,745	1,081
0.374% due 01/25/2037	1,481	867
0.394% due 04/25/2037	1,837	1,037
0.404% due 03/25/2037	949	530
0.404% due 07/25/2037	2,300	1,293
5.599% due 01/25/2037 ^	69	69
Option One Mortgage Loan Trust Asset-Backed Certificates
0.344% due 01/25/2036	943	883
Ownit Mortgage Loan Trust
0.304% due 05/25/2037	3,619	2,294
3.493% due 12/25/2036	1,187	540
Pacifica CDO Corp.
0.499% due 01/26/2020	1,424	1,418
Panhandle-Plains Higher Education Authority, Inc.
0.733% due 10/01/2018	470	470
1.363% due 10/01/2035	7,253	7,365
Park Place Securities, Inc.
0.414% due 09/25/2035	46	46
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.624% due 09/25/2035	1,400	1,223
0.684% due 07/25/2035	3,800	3,084
0.874% due 03/25/2035	1,000	870
0.984% due 01/25/2036	1,000	879
People’s Financial Realty Mortgage Securities Trust
0.294% due 09/25/2036	3,268	1,298
RAAC Series
0.454% due 06/25/2044	1,184	951
0.494% due 08/25/2036	3,510	3,000
0.834% due 05/25/2044	6,124	5,483
Renaissance Home Equity Loan Trust
0.654% due 12/25/2033	28	28
3.969% due 09/25/2037	7,687	4,468
5.612% due 04/25/2037	4,010	2,135
Residential Asset Mortgage Products Trust
0.314% due 12/25/2036	1,056	982
0.344% due 02/25/2036	5,609	5,373
0.354% due 03/25/2036	8,463	8,188
0.454% due 03/25/2036	12,900	9,698
0.714% due 06/25/2032	7	7
Residential Asset Securities Corp. Trust
0.304% due 07/25/2036	18,923	16,423

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.304% due 08/25/2036		$3,285	$3,114
0.304% due 09/25/2036		1,008	972
0.304% due 01/25/2037		1,800	1,521
0.314% due 11/25/2036		4,000	3,018
0.324% due 11/25/2036		1,700	1,373
0.334% due 04/25/2036		2,577	2,383
0.404% due 08/25/2036		6,600	4,824
0.404% due 04/25/2037		15,500	13,343
0.424% due 07/25/2036		3,000	1,432
0.424% due 05/25/2037		800	665
0.494% due 11/25/2035		3,405	3,042
0.574% due 10/25/2035		1,000	822
0.594% due 11/25/2035		3,300	2,843
0.614% due 09/25/2035		12,200	10,787
0.829% due 02/25/2035		2,324	2,151
0.979% due 07/25/2034		943	838
5.010% due 04/25/2033		4,101	4,386
6.228% due 04/25/2032		401	412
7.279% due 04/25/2032		636	642
Restructured Asset-Backed Securities Trust
4.000% due 12/15/2030		485	485
SACO, Inc.
0.554% due 04/25/2035		6	5
Saxon Asset Securities Trust
0.324% due 10/25/2046		4,300	3,512
0.949% due 03/25/2035		2,115	1,916
Securitized Asset-Backed Receivables LLC Trust
0.404% due 03/25/2036		4,000	2,258
0.444% due 11/25/2035		15,969	14,542
0.919% due 02/25/2034		3,001	2,785
SG Mortgage Securities Trust
0.304% due 10/25/2036		5,100	2,717
0.334% due 02/25/2036		1,356	773
0.364% due 10/25/2036		2,300	1,227
0.424% due 02/25/2036		7,689	3,938
Sierra Madre Funding Ltd.
0.536% due 09/07/2039		90,144	68,581
0.556% due 09/07/2039		209,172	158,260
SLM Student Loan Trust
0.239% due 07/25/2017		411	410
0.564% due 12/15/2023	EUR	14,199	19,301
0.574% due 09/15/2021		1,680	2,311
1.539% due 01/25/2018		$3,525	3,555
1.739% due 04/25/2023		15,325	15,827
2.350% due 04/15/2039		38	38
3.405% due 05/16/2044		3,286	3,502
Soundview Home Loan Trust
0.214% due 11/25/2036		152	59
0.264% due 02/25/2037		6,068	2,848
0.334% due 05/25/2036		8,933	8,299
0.354% due 01/25/2037		24,980	17,819
0.414% due 02/25/2037		3,712	1,786
0.434% due 10/25/2036		9,588	6,659
1.104% due 10/25/2037		12,850	8,669
Specialty Underwriting & Residential Finance Trust
0.274% due 03/25/2037		1,754	907
0.304% due 09/25/2037		6,700	2,770
0.454% due 12/25/2036		8,000	6,201
Structured Asset Investment Loan Trust
0.304% due 09/25/2036		2,783	2,133
0.314% due 05/25/2036		1,160	849
0.514% due 10/25/2035		17,394	16,871
0.859% due 03/25/2034		85	78
0.874% due 02/25/2035		1,900	1,629
1.054% due 09/25/2034		1,700	1,626
1.054% due 01/25/2035		5,607	5,553
1.084% due 01/25/2035		7,500	6,098
1.129% due 01/25/2035		1,713	592

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.279% due 07/25/2033		$1,526	$1,422
1.279% due 01/25/2035		606	63
1.534% due 04/25/2033		569	502
1.729% due 01/25/2035		684	34
1.879% due 01/25/2035 ^		844	15
Structured Asset Securities Corp.
0.254% due 01/25/2037		385	377
0.324% due 12/25/2036		7,100	5,773
0.474% due 05/25/2037		4,284	3,895
0.494% due 02/25/2036		2,618	2,169
0.814% due 02/25/2035		3,670	3,376
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.734% due 01/25/2033		6	6
Talon Funding Ltd.
0.725% due 06/05/2035		4,844	2,837
Terwin Mortgage Trust
1.094% due 12/25/2034		84	83
4.443% due 09/25/2036		326	342
4.849% due 08/25/2036		323	336
Triaxx Prime CDO Ltd.
0.412% due 10/02/2039		87,184	76,947
Washington Mutual Asset-Backed Certificates Trust
0.214% due 10/25/2036		2,717	1,228
0.394% due 05/25/2036		3,300	2,127
Wells Fargo Home Equity Asset-Backed Securities Trust
0.414% due 05/25/2036		2,000	1,751
0.614% due 11/25/2035		1,400	1,303
0.784% due 11/25/2035		3,000	2,516

Total Asset-Backed Securities (Cost $1,484,788)			1,701,018

SOVEREIGN ISSUES 15.8%
Autonomous Community of Catalonia
2.125% due 10/01/2014	CHF	200	227
3.875% due 04/07/2015	EUR	3,100	4,383
4.300% due 11/15/2016		200	293
4.750% due 06/04/2018		600	904
4.950% due 02/11/2020		300	449
Autonomous Community of Valencia
3.250% due 07/06/2015		700	982
4.375% due 07/16/2015		700	1,001
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	1,076,800	343,234
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2023		2,153	824
Italy Buoni Poliennali Del Tesoro
2.750% due 12/01/2015	EUR	254,600	362,773
3.000% due 06/15/2015		66,300	93,934
3.000% due 11/01/2015		321,300	458,551
3.750% due 08/01/2015		100,000	143,327
3.750% due 04/15/2016		26,800	39,171
3.750% due 08/01/2016		8,900	13,054
4.500% due 07/15/2015		303,700	438,919
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		69,600	95,096
Korea Housing Finance Corp.
4.125% due 12/15/2015		$2,700	2,854
Mexico Government International Bond
6.500% due 06/10/2021	MXN	600,990	48,240
7.000% due 06/19/2014		266,000	20,623
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025 (d)	NZD	16,000	13,239
Slovenia Government International Bond
2.750% due 03/17/2015	EUR	19,200	26,983
4.375% due 04/02/2014		1,600	2,204
4.700% due 11/01/2016		74,800	112,081

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	151

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spain Government International Bond
3.000% due 04/30/2015	EUR	178,600	$252,405
3.150% due 01/31/2016		252,100	362,818
3.250% due 04/30/2016		20,300	29,379
3.300% due 07/30/2016		99,600	144,821
3.750% due 10/31/2015		298,200	430,637
4.000% due 07/30/2015		279,600	402,255
State of North Rhine-Westphalia
1.625% due 09/17/2014		$500	503

Total Sovereign Issues (Cost $3,802,345)			3,846,164

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% due 12/31/2049 (e)		2,500	2,933

Total Convertible Preferred Securities (Cost $3,009)			2,933

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
8.500% due 05/15/2016 (e)		588,900	16,106

Total Preferred Securities (Cost $15,724)			16,106

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 10.9%

CERTIFICATES OF DEPOSIT 1.4%
Credit Suisse
0.556% due 08/24/2015		$353,000	353,023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 1.5%
CNPC Finance
0.460% due 05/23/2014		$90,700	$90,640
Ford Motor Credit Co. LLC
0.840% due 06/02/2014		1,900	1,898
0.850% due 06/18/2014		42,300	42,259
0.880% due 07/07/2014		36,900	36,854
0.900% due 07/01/2014		1,900	1,898
Glencore Funding LLC
0.690% due 10/03/2014		61,200	61,082
0.690% due 10/06/2014		120,000	119,763

			354,394

REPURCHASE AGREEMENTS (g) 1.9%
			473,800

MEXICO TREASURY BILLS 5.6%
3.522% due 04/03/2014 - 08/21/2014 (c)	MXN	17,825,915	1,357,979

SLOVENIA TREASURY BILLS 0.0%
0.513% due 10/16/2014	EUR	1,000	1,373

U.S. TREASURY BILLS 0.5%
0.079% due 04/17/2014 - 03/05/2015 (c)(l)		$128,155	128,119

Total Short-Term Instruments (Cost $2,660,598)			2,668,688

Total Investments in Securities (Cost $15,815,570)			16,446,457

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 32.4%

SHORT-TERM INSTRUMENTS 32.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 32.4%
PIMCO Short-Term Floating NAV Portfolio	3,746	$37
PIMCO Short-Term Floating NAV Portfolio III	790,910,111	7,901,983

Total Short-Term Instruments (Cost $7,901,866)		7,902,020

Total Investments in Affiliates (Cost $7,901,866)		7,902,020

Total Investments 99.9% (Cost $23,717,436)		$24,348,477

Financial Derivative Instruments (h)(k) (0.4%) (Cost or Premiums, net $(184,251))		(96,530)

Other Assets and Liabilities, net 0.5%		119,123

Net Assets 100.0%		$24,371,070

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity, date shown represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$30,000	$29,954	0.12%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOM	0.080%	03/31/2014	04/01/2014	$49,800	U.S. Treasury Notes 3.125% due 05/15/2021	$(50,940)	$49,800	$49,800
BSN	0.080%	03/31/2014	04/01/2014	900	U.S. Treasury Bills 0.039% due 07/24/2014	(920)	900	900
FOB	0.080%	03/31/2014	04/01/2014	900	U.S. Treasury Notes 0.250% due 09/15/2015	(920)	900	900
GRE	0.080%	03/31/2014	04/01/2014	65,800	U.S. Treasury Notes 1.375% due 09/30/2018	(67,159)	65,800	65,800

152	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.080%	03/31/2014	04/01/2014	$900	U.S. Treasury Notes 0.625% due 11/15/2016	$(921)	$900	$900
MBC	0.090%	03/31/2014	04/01/2014	149,800	U.S. Treasury Inflation Protected Securities 2.000% due 07/15/2014	(51,026)	149,800	149,800
					U.S. Treasury Notes 1.500% due 12/31/2018	(102,054)
NMO	0.100%	03/31/2014	04/01/2014	30,000	U.S. Treasury Notes 1.250% due 11/30/2018	(30,806)	30,000	30,000
NXN	0.080%	03/31/2014	04/01/2014	75,000	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2018	(76,652)	75,000	75,000
RDR	0.080%	03/31/2014	04/01/2014	99,800	U.S. Treasury Notes 2.250% due 03/31/2021	(102,124)	99,800	99,800
TDM	0.080%	03/31/2014	04/01/2014	900	U.S. Treasury Notes 1.000% due 05/31/2018	(926)	900	900

Total Repurchase Agreements						$(484,448)	$473,800	$473,800

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $298,475 at a weighted average interest rate of (0.334%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOM	$49,800	$0	$0	$0	$49,800	$(50,940)	$(1,140)
BSN	900	0	0	0	900	(920)	(20)
FOB	900	0	0	0	900	(920)	(20)
GRE	65,800	0	0	0	65,800	(67,159)	(1,359)
JPS	900	0	0	0	900	(921)	(21)
MBC	149,800	0	0	0	149,800	(153,080)	(3,280)
NMO	30,000	0	0	0	30,000	(30,806)	(806)
NXN	75,000	0	0	0	75,000	(76,652)	(1,652)
RDR	99,800	0	0	0	99,800	(102,124)	(2,324)
TDM	900	0	0	0	900	(926)	(26)

Master Securities Forward Transaction Agreement
BOA	0	0	0	0	0	(10)	(10)
DEU	0	0	0	0	0	(100)	(100)
SAL	0	0	0	0	0	(5)	(5)

Total Borrowings and Other Financing Transactions	$473,800	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	$1,820.000	06/21/2014	8,868	$(31,718)	$(26,877)
Call - CBOE S&P 500 Index	1,920.000	06/21/2014	12,627	(26,939)	(21,564)

				$(58,657)	$(48,441)

Total Written Options				$(58,657)	$(48,441)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	153

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	19,755	$(11,028)	$1,975	$0
90-Day Eurodollar June Futures	Long	06/2015	36,770	(6,584)	2,298	0
90-Day Eurodollar March Futures	Long	03/2015	41,517	3,497	1,557	0
90-Day Eurodollar September Futures	Long	09/2015	72,305	(25,680)	6,327	0

Total Futures Contracts				$(39,795)	$12,157	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.IG-19 5-Year Index	(1.000%	)	12/20/2017	$191,900	$(3,999)	$(3,035)	$0	$(92)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-21 5-Year Index	5.000%	12/20/2018	$110,200	$8,917	$569	$274	$0
CDX.HY-22 5-Year Index	5.000%	06/20/2019	116,800	8,884	634	306	0
CDX.IG-19 5-Year Index	1.000%	12/20/2017	191,900	3,999	2,875	92	0
CDX.IG-21 5-Year Index	1.000%	12/20/2018	323,200	5,893	1,014	214	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	226,700	3,550	206	312	(5)

				$31,243	$5,298	$1,198	$(5)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	2.625%	09/16/2043	CAD	163,900	$22,118	$18,307	$737	$0
Receive	3-Month CAD-Bank Bill	3.500%	12/18/2043		157,200	(3,947)	(6,628)	804	0
Pay	3-Month USD-LIBOR	1.500%	12/16/2016	$	86,100	(100)	(146)	25	0
Receive	3-Month USD-LIBOR	3.000%	06/18/2024		631,300	(3,801)	464	856	0
Receive	3-Month USD-LIBOR	3.250%	06/18/2029		411,800	3,903	(2,495)	1,072	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2033		246,300	22,750	22,998	792	0
Receive	3-Month USD-LIBOR	3.050%	06/13/2043		186,400	16,071	12,791	855	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		171,300	24,867	19,411	760	0
Receive	3-Month USD-LIBOR	2.950%	07/10/2043		328,400	35,481	20,014	1,489	0
Receive	3-Month USD-LIBOR	3.288%	09/20/2043		2,500	120	35	12	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		767,300	(852)	(27,121)	3,744	0

						$116,610	$57,630	$11,146	$0

Total Swap Agreements						$143,854	$59,893	$12,344	$(97)

154	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(i)	Securities with an aggregate market value of $490,815 have been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(j)	Securities with an aggregate market value of $44,918 and cash of $217,689 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)			Market Value	Variation Margin Liability (1)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$12,157	$12,365	$24,522	$(48,441)	$0	$(1,782)	$(50,223)

(1)	Unsettled variation margin asset of $21 and liability of $(1,685) for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		AUD	13,539	$		12,185	$0	$(371)
	04/2014		BRL	769,725			340,135	899	0
	04/2014		EUR	95,819			131,753	0	(252)
	04/2014	$		326,500		BRL	769,725	12,735	0
	04/2014			11,816		NZD	13,725	96	0
	05/2014		BRL	769,725	$		323,985	0	(12,350)
	05/2014		CNY	2,300,527			374,520	2,749	0
	05/2014		EUR	2,313			3,177	0	(10)
	05/2014		NZD	13,725			11,788	0	(94)

BPS	04/2014		CNY	6,313			1,030	13	0
	04/2014		EUR	12,882			17,751	4	0
	04/2014		MXN	4,251,646			324,370	0	(1,061)
	04/2014	$		2,255		CNY	13,793	0	(33)
	05/2014		MXN	2,240,125	$		168,940	0	(1,945)
	05/2014	$		193,831		MXN	2,583,894	3,445	0
	06/2014		CNY	13,977	$		2,283	27	0
	06/2014		MXN	793,432			59,320	0	(1,068)
	07/2014			780,755			58,205	0	(1,079)
	08/2014			2,871,688			213,651	0	(4,018)

BRC	04/2014		EUR	526,767			725,092	0	(608)
	04/2014	$		1,670		GBP	1,001	0	(1)
	05/2014		CNY	948,648	$		154,983	1,700	0
	05/2014	$		154,995		CNY	948,648	0	(1,691)

CBK	04/2014		EUR	1,978,892	$		2,708,763	0	(17,456)
	04/2014		GBP	15			25	0	0
	04/2014	$		1,544		EUR	1,122	2	0
	05/2014			17,896		JPY	1,824,941	0	(211)
	05/2014			13,028		MXN	173,688	232	0
	06/2014		CAD	16,264	$		14,652	0	(33)

DUB	04/2014		CNY	50,233			8,043	0	(73)
	04/2014	$		1,877,784		EUR	1,362,668	0	(505)
	05/2014		EUR	1,360,398	$		1,874,527	497	0
	06/2014	$		205,101		CNY	1,257,679	0	(2,092)
	10/2016		JPY	14,171,622	$		200,296	59,147	0

FBF	04/2014		GBP	8,291			13,757	0	(65)
	04/2014	$		153,668		CNY	939,912	0	(1,902)
	04/2014			1,724,332		EUR	1,250,569	0	(1,485)
	05/2014		CNY	11,634	$		1,894	14	0
	05/2014		EUR	1,248,526			1,721,367	1,449	(2)
	06/2014		CNY	939,912			153,606	1,889	0
	11/2014		BRL	77,804			32,940	582	0
	11/2014	$		40,520		BRL	95,911	0	(632)

GLM	04/2014		MXN	1,278,902	$		98,026	75	0
	06/2014			1,236,466			92,005	0	(2,104)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	155

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	08/2014		MXN	879,589	$		65,161	$0	$(1,485)

HUS	04/2014		CNY	939,912			153,480	1,714	0
	05/2014	$		328,724		CNY	2,015,078	0	(3,127)
	11/2014		BRL	76,265	$		32,350	632	0

JPM	04/2014		GBP	101,410			169,471	405	0
	04/2014		RUB	277,778			8,314	428	0
	04/2014	$		12,488		AUD	13,539	68	0
	04/2014			38		CNY	233	0	1
	04/2014			180,161		GBP	108,715	1,084	0
	04/2014			8,260		RUB	277,778	0	(374)
	05/2014		AUD	13,539	$		12,463	0	(67)
	05/2014		GBP	94,277			156,088	0	(1,050)
	05/2014		MXN	868,227			64,803	0	(1,480)
	06/2014		CNY	6,707			1,096	14	0
	11/2014		BRL	87,713			37,080	601	0

MSC	04/2014		MXN	2,668,040			204,008	44	(121)
	11/2014		BRL	112,667			47,700	843	0
	11/2014	$		37,080		BRL	87,758	0	(583)

RYL	04/2014		NZD	13,725	$		11,414	0	(497)
	04/2014	$		8,166		CNY	50,000	0	(88)

UAG	04/2014		BRL	769,725	$		318,971	0	(20,264)
	04/2014		CNY	7,480			1,220	15	0
	04/2014	$		340,135		BRL	769,725	0	(899)
	05/2014		CNY	1,066,430	$		174,327	2,013	0
	05/2014	$		222,890		CNY	1,363,512	0	(2,542)
	05/2014			1,412		MXN	18,761	21	0
	06/2014		CNY	297,082	$		48,539	585	0
	11/2014	$		72,470		BRL	170,925	0	(1,385)

Total Forward Foreign Currency Contracts								$94,022	$(85,102)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015	$	306,800	$(8,222)	$(5,713)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016		2,457,700	(30,521)	(13,628)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015		308,200	(8,260)	(5,739)

JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	07/28/2014		349,000	(899)	(344)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.530%	04/28/2014		1,418,900	(3,015)	(178)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.530%	05/19/2014		495,600	(768)	(160)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.830%	05/19/2014		495,600	(2,478)	(3,438)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	06/11/2014		637,100	(780)	(251)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	06/11/2014		637,100	(2,102)	(3,346)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	06/16/2014		630,000	(788)	(265)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.850%	06/16/2014		630,000	(4,568)	(5,716)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400%	07/28/2014		193,700	(1,235)	(601)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		612,800	(7,526)	(9,930)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	06/16/2014		330,400	(1,652)	(1,048)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	06/16/2014		330,400	(3,667)	(2,786)

RYL	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	07/28/2014		728,100	(2,203)	(719)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		870,300	(16,536)	(24,715)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.680%	09/02/2014		639,700	(3,646)	(3,162)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.030%	09/02/2014		639,700	(11,115)	(10,344)

								$(109,981)	$(92,083)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount			Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-21 5-Year Index	Buy	0.550%	06/18/2014	$		253,500	$(114)	$(162)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.850%	06/18/2014			181,900	(187)	(126)

BPS	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		EUR	162,900	(599)	(204)

156	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount			Premiums (Received)	Market Value
CBK	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014	$		120,300	$(141)	$(67)
	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.650%	04/16/2014		EUR	410,700	(280)	(307)

JPM	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014	$		701,700	(861)	(394)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.000%	06/18/2014		EUR	364,400	(877)	(276)

								$(3,059)	$(1,536)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY 80.000	02/18/2019	$12,400	$(692)	$(644)

BPS	Put - OTC USD versus JPY	99.000	04/03/2014	499,900	(1,099)	0

CBK	Put - OTC USD versus JPY	98.000	04/25/2014	173,900	(832)	(40)

					$(2,623)	$(684)

Total Written Options					$(115,663)	$(94,303)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at 03/31/2013	19,030	$5,390,900	EUR	1,874,700	GBP	0	$(44,580)
Sales	43,798	45,445,736		6,052,400		834,800	(302,908)
Closing Buys	(26,659)	(6,339,745)		0		0	52,312
Expirations	(14,674)	(26,596,991)		(6,989,100)		0	98,120
Exercised	0	(3,245,200)		0		(834,800)	22,736

Balance at 03/31/2014	21,495	$14,654,700	EUR	938,000	GBP	0	$(174,320)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.542%	$	16,600	$306	$66	$372	$0
	Berkshire Hathaway, Inc.	1.000%	03/20/2023	1.037%		3,000	(115)	107	0	(8)
	Brazil Government International Bond	1.000%	09/20/2014	0.299%		3,700	6	8	14	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		13,300	(186)	207	21	0
	Brazil Government International Bond	1.000%	12/20/2018	1.558%		20,700	(994)	480	0	(514)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		86,700	(3,414)	881	0	(2,533)
	China Government International Bond	1.000%	12/20/2018	0.821%		45,000	733	(350)	383	0
	China Government International Bond	1.000%	03/20/2019	0.868%		62,300	226	187	413	0
	Colombia Government International Bond	1.000%	03/20/2016	0.484%		13,700	73	72	145	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		3,900	41	0	41	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.558%		6,600	(339)	176	0	(163)
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		29,700	(1,320)	428	0	(892)
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		39,300	86	311	397	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		18,300	(615)	60	0	(555)
	Russia Government International Bond	1.000%	09/20/2014	1.049%		5,800	12	(12)	0	0

BPS	China Government International Bond	1.000%	12/20/2018	0.821%		16,600	273	(131)	142	0
	China Government International Bond	1.000%	03/20/2019	0.868%		9,300	31	30	61	0
	Colombia Government International Bond	1.000%	03/20/2019	1.040%		13,700	(79)	58	0	(21)

BRC	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.542%		46,000	837	192	1,029	0
	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.193%	EUR	4,300	(647)	708	61	0
	China Government International Bond	1.000%	12/20/2018	0.821%	$	20,800	347	(170)	177	0
	China Government International Bond	1.000%	03/20/2019	0.868%		69,100	300	158	458	0
	General Motors Co.	5.000%	06/20/2016	0.700%		9,100	874	9	883	0
	Goldman Sachs Group, Inc.	1.000%	12/20/2017	0.712%		18,500	(740)	941	201	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.558%		1,700	(85)	43	0	(42)
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		28,100	(1,388)	543	0	(845)
	Spain Government International Bond	1.000%	03/20/2019	1.002%		10,300	(97)	100	3	0

CBK	Brazil Government International Bond	1.000%	12/20/2016	0.953%		13,300	(189)	211	22	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		16,100	(181)	170	0	(11)
	Brazil Government International Bond	1.000%	12/20/2018	1.558%		18,400	(840)	383	0	(457)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		66,900	(2,975)	1,020	0	(1,955)
	California State General Obligation Bonds, Series 2003	1.000%	03/20/2019	0.552%		50,000	533	547	1,080	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	157

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	California State General Obligation Bonds, Series 2003	1.000%	03/20/2023	0.969%	$	19,300	$(422)	$474	$52	$0
	China Government International Bond	1.000%	12/20/2016	0.431%		2,100	(100)	133	33	0
	China Government International Bond	1.000%	12/20/2018	0.821%		86,700	1,414	(675)	739	0
	China Government International Bond	1.000%	03/20/2019	0.868%		274,300	1,413	409	1,822	0
	DISH DBS Corp.	5.000%	09/20/2021	2.272%		7,500	647	691	1,338	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		30,000	(36)	339	303	0
	Russia Government International Bond	1.000%	09/20/2014	1.049%		2,700	3	(3)	0	0
	Russia Government International Bond	1.000%	12/20/2018	2.063%		4,600	(125)	(89)	0	(214)

DUB	AT&T, Inc.	1.000%	03/20/2019	0.631%		34,000	513	102	615	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.542%		57,600	863	426	1,289	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2020	0.788%		36,400	(465)	947	482	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		7,000	(13)	61	48	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		1,200	(18)	20	2	0
	Brazil Government International Bond	1.000%	12/20/2018	1.558%		5,300	(255)	123	0	(132)
	China Government International Bond	1.000%	12/20/2016	0.431%		3,100	(157)	206	49	0
	China Government International Bond	1.000%	12/20/2018	0.821%		63,300	1,092	(553)	539	0
	China Government International Bond	1.000%	03/20/2019	0.868%		25,000	162	4	166	0
	Citigroup, Inc.	1.000%	03/20/2019	0.743%		21,800	231	45	276	0
	Colombia Government International Bond	1.000%	12/20/2018	0.992%		10,000	(69)	76	7	0
	Ford Motor Co.	5.000%	03/20/2019	1.027%		9,800	1,825	42	1,867	0
	General Electric Capital Corp.	1.000%	06/20/2014	0.222%		26,000	147	(93)	54	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		1,000	8	(2)	6	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		17,300	183	2	185	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.322%		2,500	34	(4)	30	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.569%		31,900	374	297	671	0
	Goldman Sachs Group, Inc.	1.000%	06/20/2014	0.331%		41,800	193	(116)	77	0
	Goldman Sachs Group, Inc.	1.000%	09/20/2014	0.331%		40,100	238	(96)	142	0
	HSBC Bank PLC	1.000%	03/20/2019	0.663%	EUR	31,800	512	220	732	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%	$	4,000	(206)	86	0	(120)
	Italy Government International Bond	1.000%	03/20/2019	1.283%		10,000	(197)	67	0	(130)
	JPMorgan Chase & Co.	1.000%	03/20/2019	0.541%		21,000	413	58	471	0
	MetLife, Inc.	1.000%	03/20/2019	0.619%		51,800	473	493	966	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		12,500	144	55	199	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		37,800	123	259	382	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		31,700	262	(2)	260	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		18,800	(616)	46	0	(570)
	Morgan Stanley	1.000%	06/20/2014	0.305%		20,400	86	(48)	38	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.590%		16,000	180	142	322	0

FBF	Brazil Government International Bond	1.000%	12/20/2018	1.558%		800	(36)	16	0	(20)
	Colombia Government International Bond	1.000%	03/20/2016	0.484%		5,800	31	30	61	0
	Colombia Government International Bond	1.000%	12/20/2018	0.992%		5,000	(41)	45	4	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		13,200	41	92	133	0

GST	Brazil Government International Bond	1.000%	09/20/2014	0.299%		3,500	4	9	13	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		11,600	(25)	103	78	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		35,000	(519)	576	57	0
	Brazil Government International Bond	1.000%	12/20/2018	1.558%		24,500	(1,081)	473	0	(608)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		8,200	(359)	119	0	(240)
	China Government International Bond	1.000%	12/20/2018	0.821%		13,400	225	(111)	114	0
	Citigroup, Inc.	1.000%	03/20/2019	0.743%		16,000	165	37	202	0
	Colombia Government International Bond	1.000%	12/20/2018	0.992%		16,700	(128)	140	12	0
	Colombia Government International Bond	1.000%	03/20/2019	1.040%		5,600	(27)	18	0	(9)
	General Motors Co.	5.000%	03/20/2016	0.653%		19,200	1,690	(11)	1,679	0
	JPMorgan Chase & Co.	1.000%	03/20/2019	0.541%		26,000	498	85	583	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		12,500	146	53	199	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		68,300	194	495	689	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		22,500	186	(1)	185	0
	Spain Government International Bond	1.000%	03/20/2019	1.002%		20,600	(185)	190	5	0
	Valeant Pharmaceuticals International	5.000%	06/20/2016	0.680%		4,000	(63)	458	395	0

HUS	China Government International Bond	1.000%	12/20/2018	0.821%		13,300	217	(104)	113	0
	China Government International Bond	1.000%	03/20/2019	0.868%		40,000	155	111	266	0
	Colombia Government International Bond	1.000%	03/20/2016	0.484%		29,600	157	155	312	0
	Colombia Government International Bond	1.000%	12/20/2018	0.992%		20,000	(162)	177	15	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.558%		17,400	(880)	451	0	(429)
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		19,900	(923)	325	0	(598)
	Italy Government International Bond	1.000%	03/20/2019	1.283%		20,700	(438)	169	0	(269)
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		22,200	279	74	353	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		59,200	107	491	598	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		33,500	252	23	275	0
	Qatar Government International Bond	1.000%	03/20/2016	0.197%		2,000	(1)	34	33	0

158	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Qatar Government International Bond	1.000%	06/20/2016	0.205%	$	1,000	$(7)	$25	$18	$0
	Russia Government International Bond	1.000%	09/20/2014	1.049%		800	1	(1)	0	0
	Russia Government International Bond	1.000%	12/20/2018	2.063%		6,300	(174)	(119)	0	(293)

JPM	AT&T, Inc.	1.000%	03/20/2019	0.631%		17,000	248	60	308	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		30,800	(1,297)	397	0	(900)
	China Government International Bond	1.000%	12/20/2016	0.431%		4,100	(205)	270	65	0
	China Government International Bond	1.000%	12/20/2018	0.821%		89,600	1,470	(707)	763	0
	China Government International Bond	1.000%	03/20/2019	0.868%		76,600	352	157	509	0
	Ford Motor Co.	5.000%	03/20/2019	1.027%		10,200	1,902	41	1,943	0
	HSBC Bank PLC	1.000%	03/20/2019	0.663%	EUR	5,000	83	32	115	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.558%	$	6,600	(332)	169	0	(163)
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		30,700	(1,381)	458	0	(923)
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		33,200	58	277	335	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		29,800	224	20	244	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		5,700	(177)	5	0	(172)
	Qatar Government International Bond	1.000%	03/20/2016	0.197%		1,500	(6)	30	24	0

MYC	Brazil Government International Bond	1.000%	09/20/2014	0.299%		800	1	2	3	0
	Brazil Government International Bond	1.000%	12/20/2018	1.558%		36,500	(1,694)	789	0	(905)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		62,600	(2,555)	726	0	(1,829)
	China Government International Bond	1.000%	12/20/2018	0.821%		46,600	803	(406)	397	0
	China Government International Bond	1.000%	03/20/2019	0.868%		40,000	135	131	266	0
	Colombia Government International Bond	1.000%	12/20/2018	0.992%		8,300	(67)	73	6	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.107%		2,000	(6)	42	36	0
	Emirate of Abu Dhabi Government International Bond	1.000%	06/20/2016	0.116%		2,000	(15)	55	40	0
	Ford Motor Co.	5.000%	03/20/2019	1.027%		10,500	1,948	52	2,000	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		113,800	660	25	685	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.558%		17,700	(904)	468	0	(436)
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		13,200	(458)	61	0	(397)
	Italy Government International Bond	1.000%	03/20/2019	1.283%		9,900	(190)	62	0	(128)
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		32,300	381	133	514	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		20,000	(623)	16	0	(607)
	Qatar Government International Bond	1.000%	06/20/2016	0.205%		1,000	(7)	25	18	0
	Russia Government International Bond	1.000%	12/20/2018	2.063%		15,700	(431)	(300)	0	(731)

							$(3,456)	$19,365	$34,728	$(18,819)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
								Asset	Liability
MYC	iTraxx Europe 9 10-Year Index 22-100%	0.250%	06/20/2018	EUR	345,400	$(12,637)	$13,092	$455	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	9.890%	01/02/2015	BRL	2,100	$0	$19	$19	$0
	Pay	1-Year BRL-CDI	12.255%	01/02/2017		394,600	(255)	641	386	0

BPS	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	8,200	(27)	740	713	0

BRC	Pay	1-Year BRL-CDI	8.585%	01/02/2017	BRL	12,600	20	(433)	0	(413)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	159

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	1-Year BRL-CDI	9.110%	01/02/2017	BRL	600	$0	$(16)	$0	$(16)
	Pay	1-Year BRL-CDI	10.400%	01/02/2017		35,000	0	(475)	0	(475)

DUB	Pay	1-Year BRL-CDI	8.430%	01/02/2015		98,500	622	(1,202)	0	(580)
	Pay	1-Year BRL-CDI	10.140%	01/02/2015		14,700	4	164	168	0
	Pay	1-Year BRL-CDI	8.600%	01/02/2017		25,000	14	(829)	0	(815)

FBF	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	14,350	52	1,196	1,248	0
	Pay	1-Year BRL-CDI	8.495%	01/02/2017	BRL	139,500	(99)	(4,616)	0	(4,715)
	Pay	1-Year BRL-CDI	8.935%	01/02/2017		7,800	(4)	(218)	0	(222)

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	35,000	378	2,666	3,044	0
	Pay	1-Year BRL-CDI	7.550%	01/02/2015	BRL	130,500	(315)	(1,591)	0	(1,906)
	Pay	1-Year BRL-CDI	9.940%	01/02/2015		96,300	0	900	900	0
	Pay	3-Month USD-SIFMA Municipal Swap Index	0.060%	09/10/2014	$	1,000	0	(1)	0	(1)
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	360,000	322	20	342	0

HUS	Pay	1-Year BRL-CDI	7.775%	01/02/2015	BRL	136,100	(85)	(1,619)	0	(1,704)
	Pay	1-Year BRL-CDI	8.645%	01/02/2017		1,000	2	(34)	0	(32)
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	420,000	373	26	399	0
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021		1,128,500	3,661	3,354	7,015	0

JPM	Pay	1-Year BRL-CDI	9.980%	01/02/2015	BRL	77,900	(29)	792	763	0
	Pay	1-Year BRL-CDI	8.650%	01/02/2017		47,000	82	(1,582)	0	(1,500)

MYC	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	8,100	13	692	705	0
	Pay	1-Year BRL-CDI	7.795%	01/02/2015	BRL	173,900	(46)	(2,102)	0	(2,148)
	Pay	1-Year BRL-CDI	8.630%	01/02/2015		9,100	75	(110)	0	(35)
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MXN	392,100	1,350	1,088	2,438	0

SOG	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		343,000	319	7	326	0

UAG	Pay	1-Year BRL-CDI	8.560%	01/02/2015	BRL	6,700	0	(54)	0	(54)
	Pay	1-Year BRL-CDI	8.200%	01/02/2017		147,400	(274)	(5,223)	0	(5,497)
	Pay	1-Year BRL-CDI	8.650%	01/02/2017		5,100	9	(172)	0	(163)

							$6,162	$(7,972)	$18,466	$(20,276)

Total Swap Agreements							$(9,931)	$24,485	$53,649	$(39,095)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(l)	Securities with an aggregate market value of $139,577 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$16,479	$0	$2,191	$18,670	$(13,077)	$(6,645)	$(4,665)	$(24,387)	$(5,717)	$6,694	$977
BPS	3,489	0	916	4,405	(9,203)	(204)	(21)	(9,428)	(5,023)	3,387	(1,636)
BRC	1,700	0	2,812	4,512	(2,300)	0	(1,791)	(4,091)	421	(1,750)	(1,329)
CBK	234	0	5,389	5,623	(17,700)	(14,042)	(2,637)	(34,379)	(28,756)	23,988	(4,768)
DUB	59,644	0	10,043	69,687	(2,670)	0	(2,347)	(5,017)	64,670	(64,230)	440
FBF	3,934	0	1,446	5,380	(4,086)	0	(4,957)	(9,043)	(3,663)	3,025	(638)
GLM	75	0	4,286	4,361	(3,588)	(5,739)	(1,907)	(11,234)	(6,873)	6,736	(137)
GST	0	0	4,211	4,211	0	0	(857)	(857)	3,354	(3,890)	(536)
HUS	2,346	0	9,397	11,743	(3,127)	0	(3,325)	(6,452)	5,291	(5,557)	(266)
JPM	2,600	0	5,069	7,669	(2,972)	(1,014)	(3,658)	(7,644)	25	(215)	(190)
MSC	887	0	0	887	(704)	0	0	(704)	183	(10,630)	(10,447)
MYC	0	0	7,563	7,563	0	(27,719)	(7,216)	(34,935)	(27,372)	8,179	(19,193)
RYL	0	0	0	0	(585)	(38,940)	0	(39,525)	(39,525)	34,828	(4,697)
SOG	0	0	326	326	0	0	0	0	326	(340)	(14)
UAG	2,634	0	0	2,634	(25,090)	0	(5,714)	(30,804)	(28,170)	27,715	(455)

Total Over the Counter	$94,022	$0	$53,649	$147,671	$(85,102)	$(94,303)	$(39,095)	$(218,500)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

160	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$12,157	$12,157
Swap Agreements	0	1,198	0	0	11,167	12,365

	$0	$1,198	$0	$0	$23,324	$24,522

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$94,022	$0	$94,022
Swap Agreements	0	35,183	0	0	18,466	53,649

	$0	$35,183	$0	$94,022	$18,466	$147,671

	$0	$36,381	$0	$94,022	$41,790	$172,193

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$48,441	$0	$0	$48,441
Swap Agreements	0	97	0	0	1,685	1,782

	$0	$97	$48,441	$0	$1,685	$50,223

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$85,102	$0	$85,102
Written Options	0	1,536	0	684	92,083	94,303
Swap Agreements	0	18,819	0	0	20,276	39,095

	$0	$20,355	$0	$85,786	$112,359	$218,500

	$0	$20,452	$48,441	$85,786	$114,044	$268,723

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(4,672)	$0	$0	$(4,672)
Written Options	0	0	(12,061)	0	5,175	(6,886)
Futures	0	0	996	0	(35,787)	(34,791)
Swap Agreements	0	(263,168)	0	0	(146,600)	(409,768)

	$0	$(263,168)	$(15,737)	$0	$(177,212)	$(456,117)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$60,387	$0	$60,387
Purchased Options	0	(7,640)	0	(17,854)	(139,848)	(165,342)
Written Options	0	18,469	0	11,229	58,046	87,744
Swap Agreements	0	(154,910)	0	0	(84,403)	(239,313)

	$0	$(144,081)	$0	$53,762	$(166,205)	$(256,524)

	$0	$(407,249)	$(15,737)	$53,762	$(343,417)	$(712,641)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$483	$0	$0	$483
Written Options	0	0	9,444	0	0	9,444
Futures	0	0	0	0	(29,508)	(29,508)
Swap Agreements	0	140,213	0	0	137,445	277,658

	$0	$140,213	$9,927	$0	$107,937	$258,077

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(58,149)	$0	$(58,149)
Purchased Options	0	1,672	0	9,909	102,747	114,328
Written Options	0	1,523	0	2,035	5,145	8,703
Swap Agreements	0	87,537	0	0	(80,053)	7,484

	$0	$90,732	$0	$(46,205)	$27,839	$72,366

	$0	$230,945	$9,927	$(46,205)	$135,776	$330,443

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	161

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$66,097	$0	$66,097
Corporate Bonds & Notes
Banking & Finance	0	2,618,138	45,742	2,663,880
Industrials	0	517,282	11,514	528,796
Utilities	0	257,941	1,844	259,785
Municipal Bonds & Notes
Arizona	0	3,310	0	3,310
California	0	212,153	0	212,153
District of Columbia	0	177	0	177
Florida	0	7,627	0	7,627
Georgia	0	9,789	0	9,789
Illinois	0	606	0	606
Indiana	0	7,451	0	7,451
Massachusetts	0	8,120	0	8,120
New York	0	62,674	0	62,674
Ohio	0	31,640	0	31,640
Pennsylvania	0	8,002	0	8,002
Texas	0	3,611	0	3,611
Virginia	0	717	0	717
Washington	0	54,772	0	54,772
West Virginia	0	4,535	0	4,535
U.S. Government Agencies	0	328,242	762	329,004
U.S. Treasury Obligations	0	1,971,805	0	1,971,805
Mortgage-Backed Securities	0	1,976,879	118	1,976,997
Asset-Backed Securities	0	1,692,607	8,411	1,701,018
Sovereign Issues	0	3,846,164	0	3,846,164
Convertible Preferred Securities
Banking & Finance	2,933	0	0	2,933
Preferred Securities
Banking & Finance	16,106	0	0	16,106

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short-Term Instruments
Certificates of Deposit	$0	$353,023	$0	$353,023
Commercial Paper	0	354,394	0	354,394
Repurchase Agreements	0	473,800	0	473,800
Mexico Treasury Bills	0	1,357,979	0	1,357,979
Slovenia Treasury Bills	0	1,373	0	1,373
U.S. Treasury Bills	0	128,119	0	128,119
	$19,039	$16,359,027	$68,391	$16,446,457

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,902,020	$0	$0	$7,902,020

Total Investments	$7,921,059	$16,359,027	$68,391	$24,348,477

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	12,157	12,344	0	24,501
Over the counter	0	147,276	395	147,671
	$12,157	$159,620	$395	$172,172

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(48,538)	0	(48,538)
Over the counter	0	(218,500)	0	(218,500)
	$0	$(267,038)	$0	$(267,038)

Totals	$7,933,216	$16,251,609	$68,786	$24,253,611

There were no significant transfers between Level 1, 2 and 3 during the period ended March 31, 2014.

162	PIMCO BOND FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2014

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of twelve funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

ANNUAL REPORT	MARCH 31, 2014	163

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective for interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and Note 7, Principal Risks for additional details.

In June 2013, the FASB issued an ASU providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. At this time, management is evaluating the ASU to determine whether it will impact the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00

p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

164	PIMCO BOND FUNDS

March 31, 2014

adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use

ANNUAL REPORT	MARCH 31, 2014	165

Notes to Financial Statements (Cont.)

inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation

166	PIMCO BOND FUNDS

March 31, 2014

techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the investment advisor may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the investment advisor does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  Certain Portfolios may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When a Portfolio has sold a security on a delayed-delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2014, The PIMCO Investment Grade Corporate Bond Fund had $15,464,773 in unfunded loan commitments outstanding.

ANNUAL REPORT	MARCH 31, 2014	167

Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2014 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal

168	PIMCO BOND FUNDS

March 31, 2014

Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities, such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Certain Funds may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO Extended Duration Fund	$59,248	$152,825	$(203,800)	$4	$(7)	$8,270	$25	$0
PIMCO GNMA Fund	55,545	1,066,760	(931,500)	(53)	(5)	190,747	261	0
PIMCO Investment Grade Corporate Bond Fund	148,986	4,687,421	(4,823,367)	(72)	(14)	12,954	221	0
PIMCO Long Duration Total Return Fund	203,763	2,891,068	(2,846,800)	(58)	0	247,973	668	0
PIMCO Long-Term U.S. Government Fund	105,529	1,021,750	(1,099,500)	(2)	(8)	27,769	149	0
PIMCO Moderate Duration Fund	5	0	0	0	(0)	5	0	0
PIMCO Mortgage-Backed Securities Fund	170,415	238,021	(406,200)	(36)	33	2,233	122	0
PIMCO Mortgage Opportunities Fund	20,848	602,706	(618,200)	2	(2)	5,354	106	0
PIMCO Total Return Fund II	10	0	0	0	0	10	0	0
PIMCO Total Return Fund III	8	1	0	0	0	9	0	0
PIMCO Total Return Fund IV	2	0	(1)	0	0	1	0	0
PIMCO Unconstrained Bond Fund	1,139,349	1,481,005	(2,620,200)	(115)	(2)	37	2,205	0

ANNUAL REPORT	MARCH 31, 2014	169

Notes to Financial Statements (Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO GNMA Fund	$26	$104,933	$0	$0	$9	$104,968	$32	$0
PIMCO Investment Grade Corporate Bond Fund	51	0	0	0	0	51	0	0
PIMCO Moderate Duration Fund	99,025	1,952,425	(1,485,900)	(112)	(69)	565,369	2,025	0
PIMCO Mortgage-Backed Securities Fund	19,074	43	(19,100)	(11)	12	18	43	0
PIMCO Total Return Fund II	75,972	2,043,502	(2,119,300)	(52)	(9)	113	801	0
PIMCO Total Return Fund III	12,966	2,923,461	(2,688,401)	(68)	18	247,976	1,462	0
PIMCO Total Return Fund IV	22,982	1,094,549	(879,399)	(89)	19	238,062	649	0
PIMCO Unconstrained Bond Fund	72,507	19,235,585	(11,404,000)	(2,256)	147	7,901,983	8,485	0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities.

Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not

170	PIMCO BOND FUNDS

March 31, 2014

own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are

ANNUAL REPORT	MARCH 31, 2014	171

Notes to Financial Statements (Cont.)

based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant

172	PIMCO BOND FUNDS

March 31, 2014

factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate, sovereign or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal

ANNUAL REPORT	MARCH 31, 2014	173

Notes to Financial Statements (Cont.)

shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments.

These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates

174	PIMCO BOND FUNDS

March 31, 2014

rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If a fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset

ANNUAL REPORT	MARCH 31, 2014	175

Notes to Financial Statements (Cont.)

types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared

OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an

176	PIMCO BOND FUNDS

March 31, 2014

investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO Extended Duration Fund	0.25%	0.25%	0.35%	N/A	N/A	N/A
PIMCO GNMA Fund	0.25%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO Investment Grade Corporate Bond Fund	0.25%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO Long Duration Total Return Fund	0.25%	0.25%	0.35%	N/A	N/A	N/A
PIMCO Long-Term U.S. Government Fund	0.225%	0.25%	0.35%	0.25%	N/A	0.35%
PIMCO Moderate Duration Fund	0.25%	0.21%	0.31%	N/A	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO Mortgage Opportunities Fund	0.35%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO Total Return Fund II	0.25%	0.25%	0.35%	0.25%	N/A	N/A
PIMCO Total Return Fund III	0.25%	0.25%	0.35%	0.25%	N/A	N/A
PIMCO Total Return Fund IV	0.25%	0.25%	0.35%	N/A	N/A	0.35%
PIMCO Unconstrained Bond Fund	0.60%	0.30%	0.40%	0.30%	0.45%	0.45%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

ANNUAL REPORT	MARCH 31, 2014	177

Notes to Financial Statements (Cont.)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2014, the Distributor received $18,851,245 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Total Return Fund IV’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO March 31, 2014, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Mortgage Opportunities Fund	$15

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2014, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Extended Duration Fund	$1,033	$0
PIMCO GNMA Fund	11,521	7,832
PIMCO Investment Grade Corporate Bond Fund	427,051	2,408,720
PIMCO Long Duration Total Return Fund	66,892	147,402
PIMCO Long-Term U.S. Government Fund	9,664	6,514
PIMCO Moderate Duration Fund	211,443	144,261
PIMCO Mortgage-Backed Securities Fund	3,432	23,270
PIMCO Mortgage Opportunities Fund	22,463	0
PIMCO Total Return Fund II	310,870	279,371
PIMCO Total Return Fund III	343,750	332,524
PIMCO Total Return Fund IV	353,658	6,539
PIMCO Unconstrained Bond Fund	2,350,649	3,275,308

178	PIMCO BOND FUNDS

March 31, 2014

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Extended Duration Fund	$251,432	$216,977	$1,213	$18,548
PIMCO GNMA Fund	22,770,536	23,535,142	15,020	16,641
PIMCO Investment Grade Corporate Bond Fund	3,355,589	4,393,027	3,064,350	7,039,804
PIMCO Long Duration Total Return Fund	3,483,130	4,286,314	452,473	1,456,249
PIMCO Long-Term U.S. Government Fund	1,399,652	2,348,723	17,645	48,915
PIMCO Moderate Duration Fund	4,131,279	4,619,851	703,025	813,377
PIMCO Mortgage-Backed Securities Fund	5,127,498	5,253,367	10,046	47,000
PIMCO Mortgage Opportunities Fund	7,806,925	7,221,269	597,249	31,472
PIMCO Total Return Fund II	11,338,060	11,446,835	336,672	662,620
PIMCO Total Return Fund III	10,915,265	11,154,538	576,819	1,077,348
PIMCO Total Return Fund IV	4,379,151	4,209,085	319,963	164,449
PIMCO Unconstrained Bond Fund	147,376,049	159,042,141	8,741,842	7,400,310

ANNUAL REPORT	MARCH 31, 2014	179

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Extended Duration Fund (1)				PIMCO GNMA Fund
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	14,001	$93,226	11,664	$118,592	11,291	$126,511	26,208	$309,047
Class P	3,127	21,517	2,196	23,027	2,091	23,706	6,339	74,777
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	4,532	51,015	10,515	123,945
Class A	0	0	0	0	6,318	70,918	19,921	235,005
Class B	0	0	0	0	4	36	5	54
Class C	0	0	0	0	1,004	11,332	7,726	91,157
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	2,358	15,197	10,291	86,822	1,001	11,189	2,346	27,493
Class P	154	994	425	3,583	169	1,894	357	4,180
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	397	4,431	939	10,991
Class A	0	0	0	0	1,036	11,572	2,159	25,272
Class B	0	0	0	0	8	93	20	239
Class C	0	0	0	0	315	3,515	746	8,723
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(11,587)	(76,056)	(21,657)	(203,385)	(27,184)	(303,426)	(42,641)	(499,820)
Class P	(1,309)	(8,845)	(8,210)	(89,854)	(7,070)	(78,866)	(6,889)	(80,639)
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	(13,022)	(145,114)	(17,546)	(205,605)
Class A	0	0	0	0	(27,841)	(310,749)	(31,587)	(370,758)
Class B	0	0	0	0	(420)	(4,677)	(286)	(3,361)
Class C	0	0	0	0	(12,883)	(144,114)	(9,158)	(107,242)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	6,744	$46,033	(5,291)	$(61,215)	(60,254)	$(670,734)	(30,826)	$(356,542)

180	PIMCO BOND FUNDS

March 31, 2014

PIMCO Investment Grade Corporate Bond Fund				PIMCO Long Duration Total Return Fund				PIMCO Long-Term U.S. Government Fund
Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

93,094	$999,347	317,968	$3,552,566	137,861	$1,508,553	229,202	$2,802,987	34,144	$351,650	127,148	$1,482,076
17,456	188,371	33,775	374,003	869	9,578	2,145	26,561	8,622	83,980	8,845	100,673
12,417	135,975	15,498	171,280	0	0	0	0	2,089	21,212	5,073	60,082
19,489	211,905	59,809	664,256	0	0	0	0	0	0	0	0
32,385	349,702	78,007	864,497	0	0	0	0	14,961	151,020	12,513	145,901
0	0	0	0	0	0	0	0	5	42	11	119
10,658	116,182	38,494	426,856	0	0	0	0	348	3,462	2,136	25,249
0	0	0	0	0	0	0	0	0	0	0	0

20,103	212,100	27,445	305,311	23,776	259,801	36,971	450,218	3,931	38,585	10,341	115,752
1,445	15,226	2,079	23,158	67	731	89	1,086	58	570	218	2,456
786	8,240	1,149	12,783	0	0	0	0	257	2,487	738	8,293
3,407	35,843	4,921	54,815	0	0	0	0	0	0	0	0
6,940	72,841	8,181	91,091	0	0	0	0	729	7,050	1,834	20,610
0	0	0	0	0	0	0	0	2	18	11	126
2,978	31,192	3,438	38,296	0	0	0	0	86	832	295	3,301
0	0	0	0	0	0	0	0	0	0	0	0

(423,636)	(4,485,527)	(188,071)	(2,075,305)	(300,600)	(3,274,772)	(206,116)	(2,515,365)	(128,044)	(1,257,075)	(68,701)	(786,409)
(41,585)	(442,162)	(23,063)	(255,442)	(1,614)	(17,580)	(1,555)	(19,310)	(4,853)	(47,835)	(42,384)	(502,074)
(21,240)	(226,030)	(11,482)	(127,306)	0	0	0	0	(3,292)	(32,577)	(6,036)	(68,180)
(65,860)	(704,882)	(30,786)	(342,000)	0	0	0	0	0	0	0	0
(93,529)	(991,377)	(44,046)	(488,001)	0	0	0	0	(17,045)	(168,268)	(16,006)	(183,568)
0	0	0	0	0	0	0	0	(187)	(1,859)	(178)	(2,041)
(45,717)	(484,261)	(14,124)	(156,606)	0	0	0	0	(4,150)	(41,079)	(1,977)	(22,480)
0	0	0	0	0	0	0	0	0	0	0	0
(470,409)	$(4,957,315)	279,192	$3,134,252	(139,641)	$(1,513,689)	60,736	$746,177	(92,339)	$(887,785)	33,881	$399,886

ANNUAL REPORT	MARCH 31, 2014	181

Notes to Financial Statements (Cont.)

	PIMCO Moderate Duration Fund				PIMCO Mortgage-Backed Securities Fund (2)
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	60,139	$642,555	44,487	$488,963	2,917	$30,199	13,652	$146,803
Class P	729	7,832	785	8,619	300	3,129	1,752	18,692
Administrative Class	0	0	0	0	496	5,126	1,854	19,905
Class D	0	0	0	0	1,037	10,757	2,726	29,221
Class A	0	0	0	0	476	4,948	2,170	23,216
Class B	0	0	0	0	4	41	0	4
Class C	0	0	0	0	149	1,545	399	4,292
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	5,737	61,208	11,093	121,453	441	4,550	1,000	10,718
Class P	49	523	177	1,932	28	292	73	777
Administrative Class	0	0	0	0	98	1,010	212	2,277
Class D	0	0	0	0	156	1,611	358	3,829
Class A	0	0	0	0	121	1,244	286	3,067
Class B	0	0	0	0	1	8	3	28
Class C	0	0	0	0	23	240	61	652
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(81,723)	(870,449)	(44,099)	(485,284)	(16,387)	(169,222)	(9,350)	(100,629)
Class P	(2,450)	(26,045)	(1,432)	(15,656)	(2,950)	(30,679)	(2,343)	(25,027)
Administrative Class	0	0	0	0	(1,185)	(12,261)	(4,847)	(52,098)
Class D	0	0	0	0	(4,005)	(41,403)	(4,980)	(53,374)
Class A	0	0	0	0	(4,137)	(42,729)	(3,372)	(36,229)
Class B	0	0	0	0	(48)	(498)	(58)	(621)
Class C	0	0	0	0	(937)	(9,675)	(761)	(8,164)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(17,519)	$(184,376)	11,011	$120,027	(23,402)	$(241,767)	(1,165)	$(12,661)

182	PIMCO BOND FUNDS

March 31, 2014

PIMCO Mortgage Opportunities Fund (3)				PIMCO Total Return Fund II				PIMCO Total Return Fund III
Year Ended 03/31/2014		Period from 10/22/2012 to 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

89,222	$980,108	34,004	$369,736	70,518	$726,253	65,969	$715,030	72,958	$697,519	85,767	$858,024
1,070	11,842	1,029	11,379	313	3,246	558	6,083	5,820	55,798	5,873	58,629
0	0	0	0	1,433	14,810	2,094	22,796	2,879	27,674	4,353	43,369
5,016	55,199	4,467	49,356	0	0	0	0	0	0	0	0
1,887	20,821	692	7,679	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
315	3,482	181	2,011	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

2,500	27,504	226	2,512	5,976	61,783	16,611	178,839	10,037	95,804	19,950	199,085
26	285	6	71	31	321	107	1,156	349	3,330	542	5,409
0	0	0	0	121	1,249	424	4,565	340	3,241	636	6,348
122	1,340	17	188	0	0	0	0	0	0	0	0
37	410	3	31	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
10	106	1	6	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

(21,350)	(235,042)	(4,759)	(52,712)	(108,760)	(1,123,751)	(109,630)	(1,191,690)	(157,090)	(1,501,682)	(82,764)	(828,113)
(1,049)	(11,481)	(38)	(419)	(801)	(8,274)	(562)	(6,090)	(5,419)	(51,743)	(1,896)	(18,947)
0	0	0	0	(2,849)	(29,519)	(3,884)	(42,551)	(3,265)	(31,198)	(3,336)	(33,179)
(5,842)	(64,100)	(698)	(7,734)	0	0	0	0	0	0	0	0
(618)	(6,807)	(277)	(3,073)	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
(60)	(661)	(2)	(20)	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
71,286	$783,006	34,852	$379,011	(34,018)	$(353,882)	(28,313)	$(311,862)	(73,391)	$(701,257)	29,125	$290,625

ANNUAL REPORT	MARCH 31, 2014	183

Notes to Financial Statements (Cont.)

	PIMCO Total Return Fund IV				PIMCO Unconstrained Bond Fund
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	52,071	$550,824	21,411	$234,376	1,531,527	$17,231,884	851,814	$9,839,469
Class P	11	100	68	744	222,467	2,520,307	186,427	2,150,391
Administrative Class	0	0	0	0	267	2,960	0	0
Class D	0	0	0	0	54,413	615,720	60,982	701,359
Class A	988	10,476	1,930	21,085	73,785	837,171	60,699	699,086
Class B	0	0	0	0	0	0	0	0
Class C	365	3,929	389	4,284	28,408	322,147	23,588	272,004
Class R	0	0	0	0	713	8,101	533	6,145
Issued as reinvestment of distributions
Institutional Class	2,099	22,150	3,912	42,813	19,952	223,982	31,017	356,132
Class P	0	5	25	274	1,574	17,649	2,561	29,402
Administrative Class	0	0	0	0	0	5	0	0
Class D	0	0	0	0	979	10,980	3,090	35,440
Class A	35	373	56	613	1,306	14,657	3,879	44,482
Class B	0	0	0	0	0	0	0	0
Class C	5	53	10	101	288	3,204	1,442	16,533
Class R	0	0	0	0	6	70	26	303
Cost of shares redeemed
Institutional Class	(10,917)	(115,987)	(11,518)	(126,107)	(1,445,855)	(16,189,558)	(237,446)	(2,713,352)
Class P	(25)	(260)	(523)	(5,684)	(188,441)	(2,115,956)	(44,480)	(510,949)
Administrative Class	0	0	0	0	(33)	(366)	0	0
Class D	0	0	0	0	(70,423)	(790,922)	(38,612)	(443,517)
Class A	(848)	(8,971)	(189)	(2,060)	(109,561)	(1,230,694)	(58,411)	(667,282)
Class B	0	0	0	0	0	0	0	0
Class C	(221)	(2,335)	(23)	(248)	(39,048)	(438,666)	(22,176)	(254,027)
Class R	0	0	0	0	(758)	(8,571)	(609)	(7,010)
Net increase (decrease) resulting from Fund share transactions	43,563	$460,357	15,548	$170,191	81,566	$1,034,104	824,324	$9,554,609

(1)	As of March 31, 2014, three shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 47% of the Fund.
(2)	As of March 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 11% of the Fund.
(3)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 31% of the Fund, and each of the two shareholders are related parties of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

184	PIMCO BOND FUNDS

March 31, 2014

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral—Capital (4)	Qualified Late-Year Loss Deferral—Ordinary (5)
PIMCO Extended Duration Fund	$0	$0	$(10,930)	$(30)	$0	$(28,150)	$0
PIMCO GNMA Fund	0	0	(8,007)	(105)	(47,905)	0	0
PIMCO Investment Grade Corporate Bond Fund	0	0	247,062	(28,189)	0	(24,891)	0
PIMCO Long Duration Total Return Fund	9,300	0	240,669	(1,796)	(113,424)	0	0
PIMCO Long-Term U.S. Government Fund	5,518	0	(24,649)	(183)	(196,601)	0	0
PIMCO Moderate Duration Fund	2,834	4,757	50,421	(16,754)	0	0	0
PIMCO Mortgage-Backed Securities Fund	0	0	1,741	(25)	(15,991)	0	0
PIMCO Mortgage Opportunities Fund	2,181	0	24,578	(5,385)	(9,419)	0	0
PIMCO Total Return Fund II	5,961	0	67,705	(205)	(20,188)	0	0
PIMCO Total Return Fund III	2,202	0	41,218	(8,826)	(21,456)	0	0
PIMCO Total Return Fund IV	0	0	10,667	(4,952)	(4,952)	(8,149)	0
PIMCO Unconstrained Bond Fund	0	0	745,160	(84,048)	(688,092)	0	(249,293)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certian futures, options and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through March 31, 2014 which the Funds elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2013 through March 31, 2014 and Ordinary losses realized during the period January 1, 2014 through March 31, 2014, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2014, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Extended Duration Fund	$4,790	$23,359
PIMCO GNMA Fund	39,904	8,001
PIMCO Investment Grade Corporate Bond Fund	0	0
PIMCO Long Duration Total Return Fund	113,424	0
PIMCO Long-Term U.S. Government Fund*	98,174	98,427
PIMCO Moderate Duration Fund	0	0
PIMCO Mortgage-Backed Securities Fund	10,171	5,820
PIMCO Mortgage Opportunities Fund	7,722	1,697
PIMCO Total Return Fund II	20,188	0
PIMCO Total Return Fund III	21,456	0
PIMCO Total Return Fund IV	8,149	0
PIMCO Unconstrained Bond Fund	376,046	312,046

*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations

ANNUAL REPORT	MARCH 31, 2014	185

Notes to Financial Statements (Cont.)

March 31, 2014

As of March 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO Extended Duration Fund	$306,226	$0	$(10,444)	$(10,444)
PIMCO GNMA Fund	1,649,845	5,910	(14,074)	(8,165)
PIMCO Investment Grade Corporate Bond Fund	5,289,648	257,581	(34,912)	222,669
PIMCO Long Duration Total Return Fund	4,899,505	348,515	(110,353)	238,162
PIMCO Long-Term U.S. Government Fund	926,535	23,837	(48,095)	(24,258)
PIMCO Moderate Duration Fund	2,563,610	57,276	(6,679)	(50,597)
PIMCO Mortgage-Backed Securities Fund	377,165	5,015	(3,347)	1,668
PIMCO Mortgage Opportunities Fund	1,485,428	32,569	(10,696)	23,873
PIMCO Total Return Fund II	2,756,403	66,144	(19,194)	46,950
PIMCO Total Return Fund III	3,411,113	58,486	(29,058)	29,428
PIMCO Total Return Fund IV	1,426,194	17,291	(10,012)	7,279
PIMCO Unconstrained Bond Fund	23,720,473	698,284	(70,280)	628,004

(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, and Lehman securities for federal income tax purposes.

For the fiscal years ended March 31, 2014 and March 31, 2013, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2014			March 31, 2013
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Extended Duration Fund	$11,613	$2,652	$2,598	$66,268	$25,796	$0
PIMCO GNMA Fund	34,596	0	491	80,061	1,571	80
PIMCO Investment Grade Corporate Bond Fund	280,583	80,750	65,639	497,959	103,783	0
PIMCO Long Duration Total Return Fund	216,545	51,564	0	315,469	146,425	0
PIMCO Long-Term U.S. Government Fund	48,573	4,107	0	123,833	36,844	0
PIMCO Moderate Duration Fund	51,324	17,642	0	115,740	22,884	3
PIMCO Mortgage-Backed Securities Fund	9,023	0	529	22,944	0	0
PIMCO Mortgage Opportunities Fund	32,074	0	0	3,667	0	0
PIMCO Total Return Fund II	59,049	8,777	0	120,139	75,423	0
PIMCO Total Return Fund III	79,388	30,419	0	189,193	35,433	0
PIMCO Total Return Fund IV	18,609	3,981	0	40,909	2,894	0
PIMCO Unconstrained Bond Fund	260,003	21,942	27,423	514,872	21,489	0

(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

186	PIMCO BOND FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Extended Duration Fund, PIMCO GNMA Fund, PIMCO Investment Grade Corporate Bond Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund III, PIMCO Total Return Fund IV and PIMCO Unconstrained Bond Fund (twelve series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2014, the results of each of their operations and the changes in each of their net assets and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2014

ANNUAL REPORT	MARCH 31, 2014	187

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NXN	Natixis New York
BOM	Bank of Montreal	GRE	RBS Securities, Inc.	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	RDR	RBC Dain Rausher, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYM	Royal Bank of Scotland Plc - MTG OPT
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
BSN	Bank of Nova Scotia	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
CBK	Citibank N.A.	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co., Inc.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	NMO	National Bank of Canada	WFS	Wells Fargo Securities, LLC

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar
BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
CHF	Swiss Franc	MXN	Mexican Peso	ZAR	South African Rand
CNY	Chinese Renminbi	NOK	Norwegian Krone

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CBOT	Chicago Board of Trade	OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	GTD	Guaranteed	PSF	Public School Fund

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	MBS	Mortgage-Backed Security
AID	Agency International Development	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	CMBS	Collateralized Mortgage-Backed Security	OIS	Overnight Index Swap
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust
BBR	Bank Bill Rate	FSB	Federal Savings Bank	SIFMA	Securities Industry and Financial Markets Association
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate

188	PIMCO BOND FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2014) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of each Funds’ fiscal 2013 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2014 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Extended Duration Fund	0.00%	0.00%	$418	$6,360
PIMCO GNMA Fund	0.00%	0.00%	33,687	1,399
PIMCO Investment Grade Corporate Bond Fund	1.04%	1.04%	258,755	34,351
PIMCO Long Duration Total Return Fund	0.26%	0.26%	138,767	0
PIMCO Long-Term U.S. Government Fund	0.00%	0.00%	37,332	11,241
PIMCO Moderate Duration Fund	1.34%	1.34%	48,345	2,978
PIMCO Mortgage-Backed Securities Fund	0.00%	0.00%	8,217	1,335
PIMCO Mortgage Opportunities Fund	0.00%	0.00%	30,763	0
PIMCO Total Return Fund II	4.03%	4.03%	54,274	4,776
PIMCO Total Return Fund III	2.06%	2.06%	71,552	7,833
PIMCO Total Return Fund IV	0.00%	0.00%	14,330	4,279
PIMCO Unconstrained Bond Fund	0.38%	0.38%	203,639	0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

ANNUAL REPORT	MARCH 31, 2014	189

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO.	171	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	171	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

190	PIMCO BOND FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to Present	Managing Director and Chief Investment Officer, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	MARCH 31, 2014	191

Privacy Policy

(Unaudited)

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

192	PIMCO BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

Sign up for e-delivery

To get future shareholder reports online and to eliminate mailings, go to: pimco.com/edelivery

pimco.com/investments

PF3002AR_033114

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2014

Credit Bond Funds

PIMCO Convertible Fund

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO Floating Income Fund

PIMCO High Yield Fund

PIMCO High Yield Spectrum Fund

PIMCO Long-Term Credit Fund

PIMCO Senior Floating Rate Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		14
Benchmark Descriptions		16
Financial Highlights		20
Statements of Assets and Liabilities		30
Statements of Operations		34
Statements of Changes in Net Assets		36
Statement of Cash Flows		38
Notes to Financial Statements		146
Report of Independent Registered Public Accounting Firm		169
Glossary		170
Federal Income Tax Information		171
Management of the Trust		172
Privacy Policy		174

Fund	Fund Summary	Schedule of Investments

PIMCO Convertible Fund	6	39
PIMCO Credit Absolute Return Fund	7	47
PIMCO Diversified Income Fund	8	59
PIMCO Floating Income Fund	9	78
PIMCO High Yield Fund	10	96
PIMCO High Yield Spectrum Fund	11	108
PIMCO Long-Term Credit Fund	12	118
PIMCO Senior Floating Rate Fund	13	138

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past twelve months, investors faced periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical issues in the Middle East and Ukraine, and growing concern over China’s economic health.

Beginning in mid-May 2013 conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow the pace of its quantitative easing (“QE”) asset purchase program. The shift in tone fueled a broad-based sell-off within fixed income assets throughout most of the summer, reducing market liquidity and pushing yields higher across the risk spectrum.

In September 2013, then-Fed Chairman Ben Bernanke clarified the central bank’s commitment to maintain its asset purchases of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero to 25 basis point range. The Fed also announced its intent to delay any tapering until more convincing indicators of economic growth become apparent, and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore moving higher) and a rally across most equity markets.

By October 2013, investors were once again kept on edge due to the partial shutdown of the U.S. government that began during the first week of October, and the debt ceiling negotiations between the White House and Congress. Investors were relieved by the last-minute deal announced on October 17 to reopen the U.S. government and raise the debt ceiling. Towards the latter part of December 2013, the Fed announced that beginning in January it would gradually exit its bond-buying program. While the markets had months to prepare for the announcement, equities and prices on other risk assets surged while bond yields drifted higher.

More recently in March 2014, Janet Yellen, making her first official statement since becoming Fed Chair the month before, alluded to the possibility of earlier-than-expected hikes in the Federal Funds Rate. Her comments caused a spike in short-term yields, contributing to bond market volatility and a steepening yield curve.

Overseas, European economies continued to stabilize, but concerns rose in Asia, especially over China’s economic health. In addition to weaker economic data, China experienced its first-ever corporate default, exposing cracks in the country’s vast and overleveraged shadow banking system. Weaker economic data in Japan weighed on Japanese equity markets, while geopolitical concerns in Ukraine over Russia’s annexation of Crimea also caused investor jitters.

Highlights of our twelve-month reporting period include:

■

U.S. Treasuries posted negative returns, as measured by the Barclays U.S. Treasury Index, which declined 1.26%. Concerns over declining global liquidity, economic weakness in China, and uncertainty surrounding Ukraine contributed to demand for safe-haven assets during the latter part of the period. U.S. Treasuries also gave back some price gains in March 2014 as markets reacted to comments made by Fed Chair Janet Yellen regarding the timing of future Federal Funds Rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.72% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a negative return of 6.49%, as represented by the Barclays U.S. TIPS Index, and underperformed nominal U.S. Treasuries as breakeven inflation levels generally narrowed. Although inflation is expected to move higher as the U.S. economy improves, core inflation still remains exceptionally low by historical standards. Shorter-maturity U.S. TIPS lagged the broader TIPS market late in the reporting period as the positive effects from the commodity rally in the first quarter of 2014 was partially offset by financial markets pricing in a faster-than-expected pace of Fed tapering. Diversified commodities posted negative returns for the overall reporting period, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 2.10%.

2	PIMCO CREDIT BOND FUNDS

■

Agency mortgage-backed securities (“MBS”) posted positive returns for the reporting period and outperformed like-duration U.S. Treasuries. However, the Fed’s tapering of Agency MBS during the first quarter of 2014 and the rise in interest rates during the summer of 2013 negatively impacted lower coupon 30-year MBS, with these securities underperforming like-duration U.S. Treasuries. At the current pace of quantitative easing, the Federal Reserve has outlined plans to conduct $25 billion in net MBS purchases in April versus $40 billion per month in 2013. Non-Agency MBS performance was strong as the sector continued to benefit from improving housing fundamentals and limited outstanding supply.

■

The U.S. investment grade credit market returned 1.02%, as measured by the Barclays U.S. Credit Index. Spreads narrowed to the lowest level since mid-2007, amid improving global growth fundamentals. The high yield sector posted positive returns, benefiting from an idyllic mix of robust inflows and light new supply during the reporting period. Bank loans also posted relatively healthy returns as investor demand for less interest rate sensitive assets remained strong.

■

Tax-exempt municipal bonds returned 0.39%, as represented by the Barclays Municipal Bond Index. Municipal bond market returns were driven by coupon income as municipal yields moved higher with U.S. Treasury rates. Municipal market demand exhibited weakness throughout the last three quarters of 2013, as municipal mutual funds recorded over $63 billion of outflows. This was somewhat mitigated by low supply conditions, as primary new issue supply declined year-over-year, driven by a deterioration of refunding volume in the higher interest rate environment. Taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, declined 1.17% over the reporting period.

■

Emerging markets (“EM”) external debt outperformed U.S. Treasuries during the reporting period as carry mitigated moderate spread widening and rising U.S. Treasury yields. EM local debt, however, underperformed U.S. Treasuries due to weaker EM currencies and a rise in yields which weighed on returns for EM local assets.

■

U.S. equities returned 21.86%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 19.07%. The rally in developed market equities was encouraged by increased risk taking among investors in their search for higher-returning assets, and signs of continuing economic growth in the U.S. and Europe. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 1.43% as investors generally shunned EM equities in favor of their developed market counterparts.

On the following pages of this PIMCO Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected performance over the twelve-month reporting period ended March 31, 2014.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: senior debt risk, interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, operational risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

4	PIMCO CREDIT BOND FUNDS

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Convertible Fund	03/31/99	03/31/99	11/19/10	08/01/00	05/02/11	05/31/11	—	05/31/11	—
PIMCO Credit Absolute Return Fund	08/31/11	08/31/11	08/31/11	—	08/31/11	08/31/11	—	08/31/11	08/31/11
PIMCO Diversified Income Fund	07/31/03	07/31/03	04/30/08	10/29/04	07/31/03	07/31/03	07/31/03	07/31/03	—
PIMCO Floating Income Fund	07/30/04	07/30/04	04/30/08	12/30/05	07/30/04	07/30/04	—	09/30/04	—
PIMCO High Yield Fund	12/15/92	12/15/92	04/30/08	01/16/95	04/08/98	01/13/97	01/13/97	01/13/97	12/31/02
PIMCO High Yield Spectrum Fund	09/15/10	09/15/10	09/15/10	—	09/15/10	09/15/10	—	09/15/10	—
PIMCO Long-Term Credit Fund	03/31/09	03/31/09	02/29/12	—	—	—	—	—	—
PIMCO Senior Floating Rate Fund	04/29/11	04/29/11	04/29/11	—	04/29/11	04/29/11	—	04/29/11	04/29/11

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2014	5

PIMCO Convertible Fund

Institutional Class - PFCIX	Class D - PCVDX
Class P - PCVPX	Class A - PACNX
Administrative Class - PFCAX	Class C - PCCNX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Convertible Bonds & Notes	66.9%
Convertible Preferred Securities	23.1%
Common Stocks	3.7%
Short-Term Instruments	3.1%
Preferred Securities	2.3%
Other	0.9%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (03/31/99)
PIMCO Convertible Fund Institutional Class	17.29%	19.24%	6.68%	7.37%
PIMCO Convertible Fund Class P	17.23%	19.12%	6.58%	7.27%
PIMCO Convertible Fund Administrative Class	17.06%	18.98%	6.42%	7.10%
PIMCO Convertible Fund Class D	16.91%	18.78%	6.26%	6.95%
PIMCO Convertible Fund Class A	16.90%	18.78%	6.27%	6.95%
PIMCO Convertible Fund Class A (adjusted)	10.48%	17.46%	5.67%	6.55%
PIMCO Convertible Fund Class C	16.01%	17.87%	5.46%	6.15%
PIMCO Convertible Fund Class C (adjusted)	15.16%	17.87%	5.46%	6.15%
BofA Merrill Lynch All Convertibles Index	21.16%	19.20%	7.13%	6.96%
Lipper Convertible Securities Funds Average	17.52%	16.23%	6.29%	7.15%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.73% for Institutional Class shares, 0.83% for Class P shares, 0.98% for Administrative Class shares, 1.13% for Class D shares, 1.13% for Class A shares, and 1.88% for Class C shares.

Portfolio Insights

»

The PIMCO Convertible Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies. In addition, the Fund may invest in common stock or in other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An underweight to equity market beta, or the measure of sensitivity of convertible bond prices to changes in the underlying equity prices, detracted from performance as equity markets rallied during the reporting period.

»	An overweight to the healthcare sector benefited performance as the sector outperformed the broader convertible market over the reporting period.

»	An overweight to the utilities sector detracted from performance as utilities underperformed the broader convertible market during the reporting period.

»	An underweight to the energy sector benefited performance as the sector underperformed the broader convertible market during the reporting period.

»	An underweight to the basic materials sector benefited performance as the sector lagged the broader convertible market during the reporting period.

»	An overweight to the telecommunication sector detracted from relative performance as the sector underperformed the broader convertible market during the reporting period.

6	PIMCO CREDIT BOND FUNDS

PIMCO Credit Absolute Return Fund

Institutional Class - PCARX	Class A - PZCRX
Class P - PPCRX	Class C - PCCRX
Class D - PDCRX	Class R - PRCRX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	44.7%
Corporate Bonds & Notes	18.2%
Asset-Backed Securities	9.6%
Bank Loan Obligations	8.3%
U.S. Treasury Obligations	7.9%
Other	11.3%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (08/31/11)
PIMCO Credit Absolute Return Fund Institutional Class	0.94%	4.46%
PIMCO Credit Absolute Return Fund Class P	0.86%	4.37%
PIMCO Credit Absolute Return Fund Class D	0.44%	4.04%
PIMCO Credit Absolute Return Fund Class A	0.47%	4.05%
PIMCO Credit Absolute Return Fund Class A (adjusted)	-3.31%	2.52%
PIMCO Credit Absolute Return Fund Class C	-0.24%	3.26%
PIMCO Credit Absolute Return Fund Class C (adjusted)	-1.23%	3.26%
PIMCO Credit Absolute Return Fund Class R	0.22%	3.76%
3 Month USD LIBOR Index	0.26%	0.36%
Lipper Alternative Credit Focus Funds Average	1.13%	3.97%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.90% for Institutional Class shares, 1.00% for Class P shares, 1.30% for Class D shares, 1.30% for Class A shares, 2.05% for Class C shares, and 1.55% for Class R shares.

Portfolio Insights

»

The PIMCO Credit Absolute Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time.

»	An allocation to the building materials sector benefited performance as the sector posted positive absolute returns during the reporting period.

»	An allocation to the pipelines sector benefited performance as the sector posted positive absolute returns during the reporting period.

»	Short exposure to the media non-cable sector detracted from performance as the sector posted positive absolute returns during the reporting period.

»	Short exposure to the technology sector detracted from performance as the sector posted positive absolute returns during the reporting period.

»	Long exposure to the healthcare sector benefited performance as the sector posted positive absolute returns during the reporting period.

»	Long interest rate exposure in the U.S. detracted from performance as U.S. interest rates rose during the reporting period.

ANNUAL REPORT	MARCH 31, 2014	7

PIMCO Diversified Income Fund

Institutional Class - PDIIX	Class A - PDVAX
Class P - PDVPX	Class B - PDVBX
Administrative Class - PDAAX	Class C - PDICX
Class D - PDVDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Corporate Bonds & Notes	71.0%
Sovereign Issues	7.5%
Short-Term Instruments	6.5%
Mortgage-Backed Securities	6.0%
Bank Loan Obligations	3.8%
Other	5.2%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	1.02%	12.74%	7.27%	7.94%
PIMCO Diversified Income Fund Class P	0.92%	12.63%	7.16%	7.83%
PIMCO Diversified Income Fund Administrative Class	0.77%	12.46%	7.00%	7.67%
PIMCO Diversified Income Fund Class D	0.62%	12.29%	6.84%	7.50%
PIMCO Diversified Income Fund Class A	0.62%	12.29%	6.84%	7.50%
PIMCO Diversified Income Fund Class A (adjusted)	-3.15%	11.44%	6.43%	7.12%
PIMCO Diversified Income Fund Class B	-0.13%	11.46%	6.20%	6.91%
PIMCO Diversified Income Fund Class B (adjusted)	-3.48%	11.40%	6.20%	6.91%
PIMCO Diversified Income Fund Class C	-0.13%	11.46%	6.04%	6.70%
PIMCO Diversified Income Fund Class C (adjusted)	-1.09%	11.46%	6.04%	6.70%
Barclays Global Credit Hedged USD Index	2.72%	9.23%	5.49%	5.78%
1/3 each-Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield BB-B Rated Constrained USD Hdgd, JPMorgan EMBI Global	2.56%	12.07%	7.18%	7.72%
Lipper Multi-Sector Income Funds Average	2.68%	10.93%	5.81%	6.43%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.75% for Institutional Class shares, 0.85% for Class P shares, 1.00% for Administrative Class shares, 1.15% for Class D shares, 1.15% for Class A shares, 1.90% for Class B shares, and 1.90% for Class C shares.

Portfolio Insights

»

The PIMCO Diversified Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to the long end of the U.S. Treasury yield curve detracted from performance as the yield curve flattened during the reporting period.

»	An overweight to the financial sector benefited performance as the sector outperformed the broader credit market during the reporting period.

»	A tactical allocation to Brazilian local rates in the second and third quarters of 2013 detracted from performance as Brazil local rates rose during these periods.

»

An underweight to Argentina external debt detracted from performance as the Argentina sub index significantly outperformed the broader emerging markets external debt market during the reporting period.

»	Exposure to non-Agency mortgages benefited performance as prices on these securities generally rose during the reporting period.

8	PIMCO CREDIT BOND FUNDS

PIMCO Floating Income Fund

Institutional Class - PFIIX	Class D - PFIDX
Class P - PFTPX	Class A - PFIAX
Administrative Class - PFTAX	Class C - PFNCX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Corporate Bonds & Notes	68.3%
Mortgage-Backed Securities	8.3%
Sovereign Issues	6.4%
Short-Term Instruments	6.3%
Bank Loan Obligations	4.9%
Other	5.8%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (07/30/04)
PIMCO Floating Income Fund Institutional Class	3.46%	9.85%	4.07%
PIMCO Floating Income Fund Class P	3.36%	9.74%	3.96%
PIMCO Floating Income Fund Administrative Class	3.20%	9.58%	3.81%
PIMCO Floating Income Fund Class D	3.04%	9.41%	3.65%
PIMCO Floating Income Fund Class A	3.05%	9.41%	3.65%
PIMCO Floating Income Fund Class A (adjusted)	0.68%	8.92%	3.41%
PIMCO Floating Income Fund Class C	2.74%	9.09%	3.33%
PIMCO Floating Income Fund Class C (adjusted)	1.75%	9.09%	3.33%
3 Month USD LIBOR Index	0.26%	0.40%	2.12%
Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield BB-B Rated Constrained USD Hdgd, JPMorgan EMBI Global	4.04%	8.14%	2.86%
Lipper Multi-Sector Income Funds Average	2.68%	10.93%	6.08%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.55% for Institutional Class shares, 0.65% for Class P shares, 0.80% for Administrative Class shares, 0.95% for Class D shares, 0.95% for Class A shares, and 1.25% for Class C shares.

Portfolio Insights

»

The PIMCO Floating Income Fund seeks maximum current yield, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve a floating rate of income, including, but not limited to, variable and floating-rate Fixed Income Instruments, Fixed Income Instruments with durations of less than or equal to one year, and fixed-rate Fixed Income Instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, each of which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overweight to high yield spread duration (or sensitivity to changes in credit spreads) from the third quarter of 2013 through the first quarter of 2014 benefited performance as high yield spreads tightened during the this period.

»	An overweight to the financial sector benefited performance as the sector outperformed the broader credit market during the reporting period.

»	A tactical allocation to Brazilian local rates in the second and third quarters of 2013 detracted from performance as rates rose during these periods.

»

An underweight to Argentina external debt detracted from performance as the Argentina sub index significantly outperformed the broader emerging markets external debt market during the reporting period.

»	Exposure to non-Agency mortgages benefited performance as prices on these securities generally rose during the reporting period.

ANNUAL REPORT	MARCH 31, 2014	9

PIMCO High Yield Fund

Institutional Class - PHIYX	Class A - PHDAX
Class P - PHLPX	Class B - PHDBX
Administrative Class - PHYAX	Class C - PHDCX
Class D - PHYDX	Class R - PHYRX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Corporate Bonds & Notes	90.6%
Short-Term Instruments	5.3%
Bank Loan Obligations	1.7%
U.S. Treasury Obligations	0.7%
Mortgage-Backed Securities	0.5%
Other	1.2%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Institutional Class	6.26%	16.23%	7.67%	8.35%
PIMCO High Yield Fund Class P	6.16%	16.12%	7.56%	8.24%
PIMCO High Yield Fund Administrative Class	6.00%	15.95%	7.40%	8.09%
PIMCO High Yield Fund Class D	5.89%	15.83%	7.27%	7.94%
PIMCO High Yield Fund Class A	5.89%	15.83%	7.27%	7.94%
PIMCO High Yield Fund Class A (adjusted)	1.92%	14.95%	6.86%	7.71%
PIMCO High Yield Fund Class B	5.11%	14.97%	6.71%	7.68%
PIMCO High Yield Fund Class B (adjusted)	1.61%	14.91%	6.71%	7.68%
PIMCO High Yield Fund Class C	5.11%	14.97%	6.47%	7.15%
PIMCO High Yield Fund Class C (adjusted)	4.11%	14.97%	6.47%	7.15%
PIMCO High Yield Fund Class R	5.63%	15.55%	7.00%	7.67%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	6.91%	15.71%	7.79%	7.90%	*
Lipper High Yield Funds Average	6.73%	15.92%	7.32%	7.16%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.55% for Institutional Class shares, 0.65% for Class P shares, 0.80% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares, and 1.15% for Class R shares.

Portfolio Insights

»

The PIMCO High Yield Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The PIMCO High Yield Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	Exposure to European issuers benefited performance as the returns of these issuers were significantly stronger than their U.S. high yield counterparts.

»	An underweight to the metals and mining industry benefited performance as the sector underperformed the broader high yield bond market over the reporting period.

»	Exposure to CCC-rated bonds benefited performance as this segment outperformed the broader high yield bond market over the reporting period.

»	An overweight to the consumer cyclicals industry detracted from returns as the sector underperformed the broader high yield bond market over the reporting period.

»	An underweight to the banking sector detracted from returns as the sector outperformed the broader high yield bond market over the reporting period.

»	Exposure to cash equivalents detracted from performance as the high yield bond market posted strong positive returns over the reporting period.

10	PIMCO CREDIT BOND FUNDS

PIMCO High Yield Spectrum Fund

Institutional Class - PHSIX	Class A - PHSAX
Class P - PHSPX	Class C - PHSCX
Class D - PHSDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Corporate Bonds & Notes	94.3%
Short-Term Instruments	3.8%
Bank Loan Obligations	1.7%
Preferred Securities	0.2%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (09/15/10)
PIMCO High Yield Spectrum Fund Institutional Class	8.25%	10.63%
PIMCO High Yield Spectrum Fund Class P	8.14%	10.52%
PIMCO High Yield Spectrum Fund Class D	7.87%	10.24%
PIMCO High Yield Spectrum Fund Class A	7.87%	10.24%
PIMCO High Yield Spectrum Fund Class A (adjusted)	3.84%	9.06%
PIMCO High Yield Spectrum Fund Class C	7.08%	9.42%
PIMCO High Yield Spectrum Fund Class C (adjusted)	6.08%	9.42%
BofA Merrill Lynch Developed Markets High Yield Constrained (USD Hedged) Index	8.55%	10.28%
BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index**	7.40%	9.93%
Lipper High Yield Funds Average	6.73%	8.70%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 09/30/2010.

** Prior to January 1, 2014, the Fund’s primary benchmark was the BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.60% for Institutional Class shares, 0.70% for Class P shares, 0.95% for Class D shares, 0.95% for Class A shares, and 1.70% for Class C shares.

Portfolio Insights

»

The PIMCO High Yield Spectrum Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by convertibles, warrants, forwards, or derivatives such as swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

»	An underweight to the utilities sector benefited returns as the sector underperformed the broader global high yield bond market during the reporting period.

»	An overweight to the chemicals sector benefited performance as the sector outperformed the broader global high yield bond market during the reporting period.

»	An overweight to CCC-rated bonds benefited performance as the segment outperformed the broader global high yield bond market over the reporting period.

»	An underweight to the banking sector detracted from performance as the sector outperformed the broader global high yield bond market over the reporting period.

»	An overweight to the consumer cyclicals sector detracted from returns as the sector underperformed the broader global high yield bond market during the reporting period.

»	Exposure to cash equivalents detracted from returns as the global high yield bond market posted positive returns over the reporting period.

ANNUAL REPORT	MARCH 31, 2014	11

PIMCO Long-Term Credit Fund

Institutional Class - PTCIX
Class P - PLCPX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Corporate Bonds & Notes	57.0%
U.S. Treasury Obligations	24.8%
Municipal Bonds & Notes	4.8%
Sovereign Issues	4.7%
Short-Term Instruments	2.4%
Other	6.3%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (03/31/09)
PIMCO Long-Term Credit Fund Institutional Class	1.36%	14.07%	14.07%
PIMCO Long-Term Credit Fund Class P	1.27%	13.96%	13.96%
Barclays U.S. Long Credit Index	1.07%	12.73%	12.73%
Lipper General Bond Funds Average	1.04%	7.54%	7.54%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.59% for Institutional Class shares and 0.69% for Class P shares.

Portfolio Insights

»

The PIMCO Long-Term Credit Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An underweight to U.S. duration (or sensitivity to changes in market interest rates) benefited performance as U.S. interest rates rose. Tactical exposure to U.K., European and Australian duration detracted from performance (in aggregate) as yields in these countries rose over the reporting period.

»	An overweight to the banking sector benefited performance as the sector outperformed the broader credit market during most of the reporting period.

»	An overweight to the pipelines sector benefited performance as the sector outperformed the broader credit market during most of the reporting period.

»	An overweight to paper companies benefited performance as the sector outperformed the broader credit market during the reporting period.

»	An underweight to the technology sector detracted from performance as the sector outperformed the broader credit market during the reporting period.

»	An underweight to the retail sector detracted from performance as the sector outperformed the broader credit market during the reporting period.

»	An underweight to the non-captive diversified finance sector detracted from performance as the sector outperformed the broader credit market during the reporting period.

12	PIMCO CREDIT BOND FUNDS

PIMCO Senior Floating Rate Fund

Institutional Class - PSRIX	Class A - PSRZX
Class P - PSRPX	Class C - PSRWX
Class D - PSRDX	Class R - PSRRX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Bank Loan Obligations	81.4%
Short-Term Instruments	11.4%
Corporate Bonds & Notes	7.2%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (04/29/11)
PIMCO Senior Floating Rate Fund Institutional Class	3.27%	4.57%
PIMCO Senior Floating Rate Fund Class P	3.17%	4.46%
PIMCO Senior Floating Rate Fund Class D	2.96%	4.26%
PIMCO Senior Floating Rate Fund Class A	2.96%	4.26%
PIMCO Senior Floating Rate Fund Class A (adjusted)	-0.87%	2.90%
PIMCO Senior Floating Rate Fund Class C	2.20%	3.51%
PIMCO Senior Floating Rate Fund Class C (adjusted)	1.21%	3.51%
PIMCO Senior Floating Rate Fund Class R	2.70%	4.00%
J.P. Morgan BB/B Leveraged Loan Index	3.91%	4.72%
Credit Suisse Institutional Leveraged Loan Index**	4.91%	5.28%
Lipper Loan Participation Funds Average	4.08%	4.64%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/2011.

** Prior to January 1, 2014, the Fund’s primary benchmark was the Credit Suisse Institutional Leveraged Loan Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.70% for Institutional Class shares, 0.80% for Class P shares, 1.00% for Class D shares, 1.00% for Class A shares, 1.75% for Class C shares, and 1.25% for Class R shares.

Portfolio Insights

»

The PIMCO Senior Floating Rate Fund seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Fund to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities.

»	An underweight to the retail sector benefited performance as the sector underperformed the broader BB/B loan market during the reporting period.

»	An overweight to the automotive sector benefited performance as the sector outperformed the broader BB/B loan market during the reporting period.

»	An underweight to the technology sector detracted from performance as the sector outperformed the broader BB/B loan market during the reporting period.

»	An underweight to the utilities sector detracted from performance as the sector outperformed the broader BB/B loan market during the reporting period.

»	An overweight to the healthcare sector detracted from performance as the sector underperformed the broader BB/B loan market during the reporting period.

ANNUAL REPORT	MARCH 31, 2014	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2013 to March 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Convertible Fund
Institutional Class	$1,000.00	$1,123.60	$3.87	$1,000.00	$1,021.29	$3.68	0.73%
Class P	1,000.00	1,123.60	4.39	1,000.00	1,020.79	4.18	0.83
Administrative Class	1,000.00	1,122.00	5.18	1,000.00	1,020.04	4.94	0.98
Class D	1,000.00	1,121.30	5.98	1,000.00	1,019.30	5.69	1.13
Class A	1,000.00	1,121.70	5.98	1,000.00	1,019.30	5.69	1.13
Class C	1,000.00	1,116.60	9.92	1,000.00	1,015.56	9.45	1.89
PIMCO Credit Absolute Return Fund
Institutional Class	$1,000.00	$1,028.20	$4.55	$1,000.00	$1,020.44	$4.53	0.90%
Class P	1,000.00	1,027.00	5.05	1,000.00	1,019.95	5.04	1.00
Class D	1,000.00	1,025.00	6.56	1,000.00	1,018.45	6.54	1.30
Class A	1,000.00	1,026.00	6.57	1,000.00	1,018.45	6.54	1.30
Class C	1,000.00	1,021.40	10.33	1,000.00	1,014.71	10.30	2.05
Class R	1,000.00	1,024.00	7.82	1,000.00	1,017.20	7.80	1.55

14	PIMCO CREDIT BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Diversified Income Fund
Institutional Class	$1,000.00	$1,040.30	$3.82	$1,000.00	$1,021.19	$3.78	0.75%
Class P	1,000.00	1,039.80	4.32	1,000.00	1,020.69	4.28	0.85
Administrative Class	1,000.00	1,039.00	5.08	1,000.00	1,019.95	5.04	1.00
Class D	1,000.00	1,038.20	5.84	1,000.00	1,019.20	5.79	1.15
Class A	1,000.00	1,038.20	5.84	1,000.00	1,019.20	5.79	1.15
Class B	1,000.00	1,034.40	9.64	1,000.00	1,015.46	9.55	1.90
Class C	1,000.00	1,034.40	9.64	1,000.00	1,015.46	9.55	1.90
PIMCO Floating Income Fund
Institutional Class	$1,000.00	$1,035.20	$2.79	$1,000.00	$1,022.19	$2.77	0.55%
Class P	1,000.00	1,034.70	3.30	1,000.00	1,021.69	3.28	0.65
Administrative Class	1,000.00	1,034.00	4.06	1,000.00	1,020.94	4.03	0.80
Class D	1,000.00	1,033.20	4.82	1,000.00	1,020.19	4.78	0.95
Class A	1,000.00	1,033.20	4.82	1,000.00	1,020.19	4.78	0.95
Class C	1,000.00	1,031.70	6.33	1,000.00	1,018.70	6.29	1.25
PIMCO High Yield Fund
Institutional Class	$1,000.00	$1,057.60	$2.82	$1,000.00	$1,022.19	$2.77	0.55%
Class P	1,000.00	1,057.10	3.33	1,000.00	1,021.69	3.28	0.65
Administrative Class	1,000.00	1,056.30	4.10	1,000.00	1,020.94	4.03	0.80
Class D	1,000.00	1,055.80	4.61	1,000.00	1,020.44	4.53	0.90
Class A	1,000.00	1,055.80	4.61	1,000.00	1,020.44	4.53	0.90
Class B	1,000.00	1,051.90	8.44	1,000.00	1,016.70	8.30	1.65
Class C	1,000.00	1,051.90	8.44	1,000.00	1,016.70	8.30	1.65
Class R	1,000.00	1,054.50	5.89	1,000.00	1,019.20	5.79	1.15
PIMCO High Yield Spectrum Fund
Institutional Class	$1,000.00	$1,066.30	$3.09	$1,000.00	$1,021.94	$3.02	0.60%
Class P	1,000.00	1,065.70	3.61	1,000.00	1,021.44	3.53	0.70
Class D	1,000.00	1,064.40	4.89	1,000.00	1,020.19	4.78	0.95
Class A	1,000.00	1,064.40	4.89	1,000.00	1,020.19	4.78	0.95
Class C	1,000.00	1,060.50	8.73	1,000.00	1,016.45	8.55	1.70
PIMCO Long-Term Credit Fund
Institutional Class	$1,000.00	$1,079.70	$2.90	$1,000.00	$1,022.14	$2.82	0.56%
Class P	1,000.00	1,079.20	3.42	1,000.00	1,021.64	3.33	0.66
PIMCO Senior Floating Rate Fund
Institutional Class	$1,000.00	$1,025.00	$3.53	$1,000.00	$1,021.44	$3.53	0.70%
Class P	1,000.00	1,024.40	4.04	1,000.00	1,020.94	4.03	0.80
Class D	1,000.00	1,023.40	5.04	1,000.00	1,019.95	5.04	1.00
Class A	1,000.00	1,023.40	5.04	1,000.00	1,019.95	5.04	1.00
Class C	1,000.00	1,019.60	8.81	1,000.00	1,016.21	8.80	1.75
Class R	1,000.00	1,022.20	6.30	1,000.00	1,018.70	6.29	1.25

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2014	15

Benchmark Descriptions

Index	Description

1/3 each-Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield BB-B Rated Constrained USD Hdgd, JPMorgan EMBI Global	The benchmark is an equally weighted blend of the following three indices: Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield BB-B Rated Constrained USD Hdgd, JPMorgan EMBI Global. The Barclays Global Aggregate Credit Component provides a broad-based measure of the global investment-grade fixed income markets. The BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in an unmanaged index.

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Barclays Global Credit Hedged USD Index	Barclays Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield). It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Long Credit Index	Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

16	PIMCO CREDIT BOND FUNDS

Index	Description

Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield BB-B Rated Constrained USD Hdgd, JPMorgan EMBI Global	The benchmark is an equally weighted blend of the following three indices at constant 0.25 year duration: Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index USD Hdgd, JPMorgan EMBI Global. The Barclays Global Aggregate Credit Component provides a broad-based measure of the global investment-grade fixed income markets. The BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch All Convertibles Index	BofA Merrill Lynch All Convertibles Index is an unmanaged index market comprised of convertible bonds and preferred securities. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch Developed Markets High Yield Constrained (USD Hedged) Index	The BofA/Merrill Lynch Developed Markets High Yield Constrained (USD Hedged) Index is a subcomponent of the BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index that excludes all non-developed countries. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index	BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index contains all securities in The BofA Merrill Lynch Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Credit Suisse Institutional Leveraged Loan Index	The Credit Suisse Institutional Leveraged Loan Index is a sub-index of the Credit Suisse Leveraged Loan Index and is designed to more closely reflect the investment criteria of institutional investors by sampling a lower volatility component of the market. The Index is formed by excluding the following facilities from the Credit Suisse Leveraged Loan Index: facility types TL and TLa, facilities priced 90 or lower at the beginning of the month and facilities rated CC, C or Default. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

J.P. Morgan BB/B Leveraged Loan Index	The J.P. Morgan BB/B Leveraged Loan Index is a subset of the broader Leveraged Loan Index, and as such follows all of the same inclusion rules, loan selection methodology and the rebalance process, with the sole exception being the tranche rating criteria.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

ANNUAL REPORT	MARCH 31, 2014	17

Benchmark Descriptions (Cont.)

Index	Description

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

18	PIMCO CREDIT BOND FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2014	19

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Convertible Fund
Institutional Class
03/31/2014	$14.00	$0.29	$1.83	$2.12	$(2.27)	$(1.87)	$0.00	$(4.14)
03/31/2013	14.05	0.29	0.52	0.81	(0.81)	(0.05)	0.00	(0.86)
03/31/2012	14.38	0.31	(0.17)	0.14	(0.38)	(0.09)	0.00	(0.47)
03/31/2011	13.25	0.27	1.75	2.02	(0.89)	0.00	0.00	(0.89)
03/31/2010	8.31	0.73	4.62	5.35	(0.41)	0.00	0.00	(0.41)
Class P
03/31/2014	13.93	0.25	1.85	2.10	(2.28)	(1.87)	0.00	(4.15)
03/31/2013	14.05	0.28	0.51	0.79	(0.86)	(0.05)	0.00	(0.91)
03/31/2012	14.37	0.33	(0.20)	0.13	(0.36)	(0.09)	0.00	(0.45)
11/19/2010 - 03/31/2011	13.75	0.05	0.93	0.98	(0.36)	0.00	0.00	(0.36)
Administrative Class
03/31/2014	14.45	0.27	1.90	2.17	(2.26)	(1.87)	0.00	(4.13)
03/31/2013	14.50	0.27	0.54	0.81	(0.81)	(0.05)	0.00	(0.86)
03/31/2012	14.77	0.32	(0.21)	0.11	(0.29)	(0.09)	0.00	(0.38)
03/31/2011	13.57	0.29	1.75	2.04	(0.84)	0.00	0.00	(0.84)
03/31/2010	8.51	0.94	4.53	5.47	(0.41)	0.00	0.00	(0.41)
Class D
03/31/2014	13.97	0.23	1.84	2.07	(2.24)	(1.87)	0.00	(4.11)
03/31/2013	14.02	0.24	0.51	0.75	(0.75)	(0.05)	0.00	(0.80)
05/02/2011 - 03/31/2012	14.70	0.22	(0.44)	(0.22)	(0.37)	(0.09)	0.00	(0.46)
Class A
03/31/2014	13.93	0.21	1.85	2.06	(2.26)	(1.87)	0.00	(4.13)
03/31/2013	14.02	0.24	0.51	0.75	(0.79)	(0.05)	0.00	(0.84)
05/31/2011 - 03/31/2012	14.65	0.22	(0.39)	(0.17)	(0.37)	(0.09)	0.00	(0.46)
Class C
03/31/2014	13.99	0.11	1.85	1.96	(2.20)	(1.87)	0.00	(4.07)
03/31/2013	13.99	0.13	0.52	0.65	(0.60)	(0.05)	0.00	(0.65)
05/31/2011 - 03/31/2012	14.65	0.14	(0.41)	(0.27)	(0.30)	(0.09)	0.00	(0.39)

PIMCO Credit Absolute Return Fund
Institutional Class
03/31/2014	$10.70	$0.18	$(0.08)	$0.10	$(0.15)	$(0.03)	$0.00	$(0.18)
03/31/2013	10.11	0.29	0.56	0.85	(0.24)	(0.02)	0.00	(0.26)
08/31/2011 - 03/31/2012	10.00	0.16	0.05	0.21	(0.10)	0.00	0.00	(0.10)
Class P
03/31/2014	10.69	0.17	(0.08)	0.09	(0.14)	(0.03)	0.00	(0.17)
03/31/2013	10.11	0.28	0.55	0.83	(0.23)	(0.02)	0.00	(0.25)
08/31/2011 - 03/31/2012	10.00	0.16	0.06	0.22	(0.11)	0.00	0.00	(0.11)
Class D
03/31/2014	10.72	0.15	(0.10)	0.05	(0.11)	(0.03)	0.00	(0.14)
03/31/2013	10.11	0.25	0.56	0.81	(0.18)	(0.02)	0.00	(0.20)
08/31/2011 - 03/31/2012	10.00	0.14	0.06	0.20	(0.09)	0.00	0.00	(0.09)
Class A
03/31/2014	10.75	0.15	(0.10)	0.05	(0.11)	(0.03)	0.00	(0.14)
03/31/2013	10.11	0.25	0.56	0.81	(0.15)	(0.02)	0.00	(0.17)
08/31/2011 - 03/31/2012	10.00	0.15	0.04	0.19	(0.08)	0.00	0.00	(0.08)
Class C
03/31/2014	10.70	0.07	(0.09)	(0.02)	(0.06)	(0.03)	0.00	(0.09)
03/31/2013	10.08	0.17	0.56	0.73	(0.09)	(0.02)	0.00	(0.11)
08/31/2011 - 03/31/2012	10.00	0.10	0.05	0.15	(0.07)	0.00	0.00	(0.07)
Class R
03/31/2014	10.69	0.12	(0.10)	0.02	(0.08)	(0.03)	0.00	(0.11)
03/31/2013	10.11	0.22	0.56	0.78	(0.18)	(0.02)	0.00	(0.20)
08/31/2011 - 03/31/2012	10.00	0.13	0.05	0.18	(0.07)	0.00	0.00	(0.07)

Please see footnotes on page 28.

20	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$11.98	17.29%	$74,376	0.71%		0.71%		0.65%		0.65%		2.06%		103%
14.00	6.17	479,718	0.73		0.73		0.65		0.65		2.16		71
14.05	1.21	1,677,341	0.68		0.68		0.65		0.65		2.29		147
14.38	15.98	1,559,229	0.66		0.66		0.65		0.65		1.96		43
13.25	64.89	498,336	0.65		0.65		0.65		0.65		6.78		203

11.88	17.23	7,230	0.81		0.81		0.75		0.75		1.87		103
13.93	6.02	1,885	0.83		0.83		0.75		0.75		2.05		71
14.05	1.10	1,172	0.78		0.78		0.75		0.75		2.38		147
14.37	7.20	3,686	0.76	*	0.76	*	0.75	*	0.75	*	0.88	*	43

12.49	17.06	5,914	0.96		0.96		0.90		0.90		2.02		103
14.45	5.92	813	0.98		0.98		0.90		0.90		1.96		71
14.50	0.90	1,286	0.93		0.93		0.90		0.90		2.18		147
14.77	15.71	25,975	0.91		0.91		0.90		0.90		2.11		43
13.57	64.68	58,040	0.90		0.90		0.90		0.90		7.47		203

11.93	16.91	13,097	1.11		1.11		1.05		1.05		1.73		103
13.97	5.68	4,700	1.13		1.13		1.05		1.05		1.76		71
14.02	(1.29)	3,781	1.08	*	1.08	*	1.05	*	1.05	*	1.80	*	147

11.86	16.90	46,023	1.11		1.11		1.05		1.05		1.61		103
13.93	5.71	5,475	1.13		1.13		1.05		1.05		1.73		71
14.02	(0.93)	3,093	1.08	*	1.08	*	1.05	*	1.05	*	1.99	*	147

11.88	16.01	30,623	1.86		1.86		1.80		1.80		0.88		103
13.99	4.92	1,323	1.88		1.88		1.80		1.80		0.97		71
13.99	(1.64)	721	1.83	*	1.83	*	1.80	*	1.80	*	1.30	*	147

$10.62	0.94%	$2,511,169	0.90%		0.90%		0.90%		0.90%		1.75%		318%
10.70	8.56	713,324	0.90		0.90		0.90		0.90		2.79		226
10.11	2.15	137,425	0.90	*	0.94	*	0.90	*	0.94	*	2.82	*	225

10.61	0.86	44,593	1.00		1.00		1.00		1.00		1.65		318
10.69	8.36	15,056	1.00		1.00		1.00		1.00		2.71		226
10.11	2.19	2,426	1.00	*	1.04	*	1.00	*	1.04	*	2.67	*	225

10.63	0.44	30,625	1.30		1.30		1.30		1.30		1.43		318
10.72	8.11	26,065	1.30		1.30		1.30		1.30		2.39		226
10.11	2.01	6,136	1.30	*	1.34	*	1.30	*	1.34	*	2.47	*	225

10.66	0.47	36,773	1.30		1.30		1.30		1.30		1.39		318
10.75	8.17	19,607	1.30		1.30		1.30		1.30		2.38		226
10.11	1.95	8,421	1.30	*	1.34	*	1.30	*	1.34	*	2.56	*	225

10.59	(0.24)	12,250	2.05		2.05		2.05		2.05		0.63		318
10.70	7.31	5,180	2.05		2.05		2.05		2.05		1.65		226
10.08	1.47	1,716	2.05	*	2.09	*	2.05	*	2.09	*	1.69	*	225

10.60	0.22	685	1.55		1.55		1.55		1.55		1.17		318
10.69	7.80	593	1.55		1.55		1.55		1.55		2.12		226
10.11	1.83	22	1.55	*	1.59	*	1.55	*	1.59	*	2.22	*	225

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2014	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Diversified Income Fund
Institutional Class
03/31/2014	$12.16	$0.46	$(0.36)	$0.10	$(0.55)	$(0.08)	$0.00	$(0.63)
03/31/2013	11.64	0.48	0.74	1.22	(0.67)	(0.03)	0.00	(0.70)
03/31/2012	11.50	0.53	0.25	0.78	(0.60)	(0.04)	0.00	(0.64)
03/31/2011	10.98	0.60	0.58	1.18	(0.66)	0.00	0.00	(0.66)
03/31/2010	8.51	0.55	2.54	3.09	(0.61)	0.00	(0.01)	(0.62)
Class P
03/31/2014	12.16	0.45	(0.36)	0.09	(0.54)	(0.08)	0.00	(0.62)
03/31/2013	11.64	0.47	0.73	1.20	(0.65)	(0.03)	0.00	(0.68)
03/31/2012	11.50	0.52	0.24	0.76	(0.58)	(0.04)	0.00	(0.62)
03/31/2011	10.98	0.59	0.58	1.17	(0.65)	0.00	0.00	(0.65)
03/31/2010	8.51	0.54	2.54	3.08	(0.60)	0.00	(0.01)	(0.61)
Administrative Class
03/31/2014	12.16	0.43	(0.36)	0.07	(0.52)	(0.08)	0.00	(0.60)
03/31/2013	11.64	0.45	0.73	1.18	(0.63)	(0.03)	0.00	(0.66)
03/31/2012	11.50	0.51	0.24	0.75	(0.57)	(0.04)	0.00	(0.61)
03/31/2011	10.98	0.57	0.58	1.15	(0.63)	0.00	0.00	(0.63)
03/31/2010	8.51	0.53	2.54	3.07	(0.59)	0.00	(0.01)	(0.60)
Class D
03/31/2014	12.16	0.41	(0.35)	0.06	(0.51)	(0.08)	0.00	(0.59)
03/31/2013	11.64	0.43	0.74	1.17	(0.62)	(0.03)	0.00	(0.65)
03/31/2012	11.50	0.49	0.24	0.73	(0.55)	(0.04)	0.00	(0.59)
03/31/2011	10.98	0.56	0.58	1.14	(0.62)	0.00	0.00	(0.62)
03/31/2010	8.51	0.51	2.54	3.05	(0.57)	0.00	(0.01)	(0.58)
Class A
03/31/2014	12.16	0.41	(0.35)	0.06	(0.51)	(0.08)	0.00	(0.59)
03/31/2013	11.64	0.43	0.74	1.17	(0.62)	(0.03)	0.00	(0.65)
03/31/2012	11.50	0.49	0.24	0.73	(0.55)	(0.04)	0.00	(0.59)
03/31/2011	10.98	0.56	0.58	1.14	(0.62)	0.00	0.00	(0.62)
03/31/2010	8.51	0.51	2.54	3.05	(0.57)	0.00	(0.01)	(0.58)
Class B
03/31/2014	12.16	0.33	(0.36)	(0.03)	(0.42)	(0.08)	0.00	(0.50)
03/31/2013	11.64	0.34	0.74	1.08	(0.53)	(0.03)	0.00	(0.56)
03/31/2012	11.50	0.41	0.23	0.64	(0.46)	(0.04)	0.00	(0.50)
03/31/2011	10.98	0.47	0.58	1.05	(0.53)	0.00	0.00	(0.53)
03/31/2010	8.51	0.43	2.55	2.98	(0.50)	0.00	(0.01)	(0.51)
Class C
03/31/2014	12.16	0.33	(0.36)	(0.03)	(0.42)	(0.08)	0.00	(0.50)
03/31/2013	11.64	0.34	0.74	1.08	(0.53)	(0.03)	0.00	(0.56)
03/31/2012	11.50	0.40	0.24	0.64	(0.46)	(0.04)	0.00	(0.50)
03/31/2011	10.98	0.47	0.58	1.05	(0.53)	0.00	0.00	(0.53)
03/31/2010	8.51	0.43	2.55	2.98	(0.50)	0.00	(0.01)	(0.51)

PIMCO Floating Income Fund
Institutional Class
03/31/2014	$8.94	$0.32	$(0.02)	$0.30	$(0.39)	$0.00	$0.00	$(0.39)
03/31/2013	8.69	0.34	0.33	0.67	(0.42)	0.00	0.00	(0.42)
03/31/2012	9.15	0.36	(0.43)	(0.07)	(0.39)	0.00	0.00	(0.39)
03/31/2011	9.04	0.37	0.10	0.47	(0.36)	0.00	0.00	(0.36)
03/31/2010	7.00	0.42	2.12	2.54	(0.50)	0.00	0.00	(0.50)
Class P
03/31/2014	8.94	0.33	(0.04)	0.29	(0.38)	0.00	0.00	(0.38)
03/31/2013	8.69	0.33	0.33	0.66	(0.41)	0.00	0.00	(0.41)
03/31/2012	9.15	0.35	(0.43)	(0.08)	(0.38)	0.00	0.00	(0.38)
03/31/2011	9.04	0.37	0.09	0.46	(0.35)	0.00	0.00	(0.35)
03/31/2010	7.00	0.42	2.11	2.53	(0.49)	0.00	0.00	(0.49)

Please see footnotes on page 28.

22	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$11.63	1.02%	$4,929,952	0.75%	0.75%	0.75%	0.75%	3.94%	80%
12.16	10.62	6,388,188	0.75	0.75	0.75	0.75	3.97	184
11.64	6.99	4,770,751	0.75	0.75	0.75	0.75	4.64	65
11.50	11.03	3,705,926	0.75	0.75	0.75	0.75	5.30	95
10.98	37.21	2,416,831	0.76	0.76	0.75	0.75	5.44	259

11.63	0.92	72,021	0.85	0.85	0.85	0.85	3.83	80
12.16	10.51	116,078	0.85	0.85	0.85	0.85	3.87	184
11.64	6.88	58,345	0.85	0.85	0.85	0.85	4.57	65
11.50	10.92	49,878	0.85	0.85	0.85	0.85	5.18	95
10.98	37.08	13,327	0.86	0.86	0.85	0.85	5.23	259

11.63	0.77	9,325	1.00	1.00	1.00	1.00	3.68	80
12.16	10.34	12,590	1.00	1.00	1.00	1.00	3.72	184
11.64	6.72	6,692	1.00	1.00	1.00	1.00	4.45	65
11.50	10.76	8,391	1.00	1.00	1.00	1.00	5.06	95
10.98	36.87	6,954	1.01	1.01	1.00	1.00	5.20	259

11.63	0.62	70,643	1.15	1.15	1.15	1.15	3.50	80
12.16	10.18	177,151	1.15	1.15	1.15	1.15	3.57	184
11.64	6.56	82,911	1.15	1.15	1.15	1.15	4.24	65
11.50	10.59	65,567	1.15	1.15	1.15	1.15	4.89	95
10.98	36.67	38,747	1.16	1.16	1.15	1.15	5.01	259

11.63	0.62	197,915	1.15	1.15	1.15	1.15	3.53	80
12.16	10.18	340,140	1.15	1.15	1.15	1.15	3.57	184
11.64	6.56	250,697	1.15	1.15	1.15	1.15	4.25	65
11.50	10.59	213,724	1.15	1.15	1.15	1.15	4.90	95
10.98	36.67	132,741	1.16	1.16	1.15	1.15	5.03	259

11.63	(0.13)	3,559	1.90	1.90	1.90	1.90	2.79	80
12.16	9.36	5,958	1.90	1.90	1.90	1.90	2.83	184
11.64	5.77	8,059	1.90	1.90	1.90	1.90	3.56	65
11.50	9.77	15,557	1.90	1.90	1.90	1.90	4.17	95
10.98	35.67	25,491	1.91	1.91	1.90	1.90	4.32	259

11.63	(0.13)	148,202	1.90	1.90	1.90	1.90	2.79	80
12.16	9.36	205,753	1.90	1.90	1.90	1.90	2.82	184
11.64	5.77	167,387	1.90	1.90	1.90	1.90	3.49	65
11.50	9.77	141,121	1.90	1.90	1.90	1.90	4.15	95
10.98	35.67	98,586	1.91	1.91	1.90	1.90	4.29	259

$8.85	3.46%	$1,652,654	0.55%	0.55%	0.55%	0.55%	3.64%	59%
8.94	7.84	3,851,640	0.55	0.55	0.55	0.55	3.81	106
8.69	(0.70)	3,430,030	0.55	0.55	0.55	0.55	4.13	43
9.15	5.32	2,454,395	0.55	0.55	0.55	0.55	4.05	40
9.04	37.08	354,497	0.55	0.55	0.55	0.55	5.21	318

8.85	3.36	184,814	0.65	0.65	0.65	0.65	3.75	59
8.94	7.73	33,927	0.65	0.65	0.65	0.65	3.71	106
8.69	(0.80)	22,708	0.65	0.65	0.65	0.65	4.03	43
9.15	5.22	74,764	0.65	0.65	0.65	0.65	4.07	40
9.04	36.94	19,879	0.65	0.65	0.65	0.65	4.87	318

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2014	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains		Tax Basis Return of Capital	Total Distributions

PIMCO Floating Income Fund (Cont.)
Administrative Class
03/31/2014	$8.94	$0.33	$(0.05)	$0.28	$(0.37)	$0.00		$0.00	$(0.37)
03/31/2013	8.69	0.31	0.33	0.64	(0.39)	0.00		0.00	(0.39)
03/31/2012	9.15	0.33	(0.43)	(0.10)	(0.36)	0.00		0.00	(0.36)
03/31/2011	9.04	0.35	0.10	0.45	(0.34)	0.00		0.00	(0.34)
03/31/2010	7.00	0.40	2.12	2.52	(0.48)	0.00		0.00	(0.48)
Class D
03/31/2014	8.94	0.30	(0.04)	0.26	(0.35)	0.00		0.00	(0.35)
03/31/2013	8.69	0.30	0.33	0.63	(0.38)	0.00		0.00	(0.38)
03/31/2012	9.15	0.32	(0.43)	(0.11)	(0.35)	0.00		0.00	(0.35)
03/31/2011	9.04	0.34	0.09	0.43	(0.32)	0.00		0.00	(0.32)
03/31/2010	7.00	0.39	2.12	2.51	(0.47)	0.00		0.00	(0.47)
Class A
03/31/2014	8.94	0.30	(0.04)	0.26	(0.35)	0.00		0.00	(0.35)
03/31/2013	8.69	0.30	0.33	0.63	(0.38)	0.00		0.00	(0.38)
03/31/2012	9.15	0.32	(0.43)	(0.11)	(0.35)	0.00		0.00	(0.35)
03/31/2011	9.04	0.34	0.09	0.43	(0.32)	0.00		0.00	(0.32)
03/31/2010	7.00	0.39	2.12	2.51	(0.47)	0.00		0.00	(0.47)
Class C
03/31/2014	8.94	0.28	(0.04)	0.24	(0.33)	0.00		0.00	(0.33)
03/31/2013	8.69	0.27	0.33	0.60	(0.35)	0.00		0.00	(0.35)
03/31/2012	9.15	0.30	(0.43)	(0.13)	(0.33)	0.00		0.00	(0.33)
03/31/2011	9.04	0.31	0.09	0.40	(0.29)	0.00		0.00	(0.29)
03/31/2010	7.00	0.37	2.11	2.48	(0.44)	0.00		0.00	(0.44)

PIMCO High Yield Fund
Institutional Class
03/31/2014	$9.71	$0.55	$0.04	$0.59	$(0.57)	$(0.00	)^	$0.00	$(0.57)
03/31/2013	9.29	0.55	0.48	1.03	(0.61)	0.00		0.00	(0.61)
03/31/2012	9.45	0.62	(0.11)	0.51	(0.66)	(0.01)		0.00	(0.67)
03/31/2011	9.06	0.67	0.41	1.08	(0.69)	0.00		0.00	(0.69)
03/31/2010	6.56	0.71	2.52	3.23	(0.73)	0.00		0.00	(0.73)
Class P
03/31/2014	9.71	0.54	0.04	0.58	(0.56)	(0.00	)^	0.00	(0.56)
03/31/2013	9.29	0.54	0.48	1.02	(0.60)	0.00		0.00	(0.60)
03/31/2012	9.45	0.62	(0.12)	0.50	(0.65)	(0.01)		0.00	(0.66)
03/31/2011	9.06	0.66	0.41	1.07	(0.68)	0.00		0.00	(0.68)
03/31/2010	6.56	0.72	2.50	3.22	(0.72)	0.00		0.00	(0.72)
Administrative Class
03/31/2014	9.71	0.52	0.04	0.56	(0.54)	(0.00	)^	0.00	(0.54)
03/31/2013	9.29	0.53	0.48	1.01	(0.59)	0.00		0.00	(0.59)
03/31/2012	9.45	0.60	(0.11)	0.49	(0.64)	(0.01)		0.00	(0.65)
03/31/2011	9.06	0.65	0.41	1.06	(0.67)	0.00		0.00	(0.67)
03/31/2010	6.56	0.69	2.52	3.21	(0.71)	0.00		0.00	(0.71)
Class D
03/31/2014	9.71	0.51	0.04	0.55	(0.53)	(0.00	)^	0.00	(0.53)
03/31/2013	9.29	0.52	0.48	1.00	(0.58)	0.00		0.00	(0.58)
03/31/2012	9.45	0.59	(0.11)	0.48	(0.63)	(0.01)		0.00	(0.64)
03/31/2011	9.06	0.64	0.41	1.05	(0.66)	0.00		0.00	(0.66)
03/31/2010	6.56	0.69	2.51	3.20	(0.70)	0.00		0.00	(0.70)
Class A
03/31/2014	9.71	0.51	0.04	0.55	(0.53)	(0.00	)^	0.00	(0.53)
03/31/2013	9.29	0.52	0.48	1.00	(0.58)	0.00		0.00	(0.58)
03/31/2012	9.45	0.59	(0.11)	0.48	(0.63)	(0.01)		0.00	(0.64)
03/31/2011	9.06	0.64	0.41	1.05	(0.66)	0.00		0.00	(0.66)
03/31/2010	6.56	0.69	2.51	3.20	(0.70)	0.00		0.00	(0.70)

Please see footnotes on page 28.

24	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$8.85	3.20%	$1,990	0.80%	0.80%	0.80%	0.80%	3.79%	59%
8.94	7.58	273	0.80	0.80	0.80	0.80	3.56	106
8.69	(0.96)	292	0.80	0.80	0.80	0.80	3.89	43
9.15	5.06	264	0.80	0.80	0.80	0.80	3.83	40
9.04	36.77	49	0.80	0.80	0.80	0.80	4.69	318

8.85	3.04	35,120	0.95	0.95	0.95	0.95	3.37	59
8.94	7.41	41,668	0.95	0.95	0.95	0.95	3.40	106
8.69	(1.09)	70,612	0.95	0.95	0.95	0.95	3.73	43
9.15	4.90	74,448	0.95	0.95	0.95	0.95	3.79	40
9.04	36.55	46,462	0.95	0.95	0.95	0.95	4.66	318

8.85	3.05	250,617	0.95	0.95	0.95	0.95	3.40	59
8.94	7.41	187,820	0.95	0.95	0.95	0.95	3.41	106
8.69	(1.09)	144,688	0.95	0.95	0.95	0.95	3.73	43
9.15	4.89	234,820	0.95	0.95	0.95	0.95	3.76	40
9.04	36.54	114,763	0.95	0.95	0.95	0.95	4.68	318

8.85	2.74	181,269	1.25	1.25	1.25	1.25	3.14	59
8.94	7.09	93,431	1.25	1.25	1.25	1.25	3.11	106
8.69	(1.39)	86,171	1.25	1.25	1.25	1.25	3.43	43
9.15	4.59	146,432	1.25	1.25	1.25	1.25	3.46	40
9.04	36.14	60,876	1.25	1.25	1.25	1.25	4.42	318

$9.73	6.26%	$11,028,861	0.55%	0.55%	0.55%	0.55%	5.70%	25%
9.71	11.42	15,411,414	0.55	0.55	0.55	0.55	5.81	39
9.29	5.74	12,498,053	0.55	0.55	0.55	0.55	6.79	50
9.45	12.42	8,090,580	0.55	0.55	0.55	0.55	7.28	36
9.06	50.75	4,956,393	0.56	0.56	0.55	0.55	8.77	129

9.73	6.16	522,159	0.65	0.65	0.65	0.65	5.60	25
9.71	11.31	556,013	0.65	0.65	0.65	0.65	5.72	39
9.29	5.63	507,252	0.65	0.65	0.65	0.65	6.72	50
9.45	12.31	463,418	0.65	0.65	0.65	0.65	7.18	36
9.06	50.60	239,075	0.66	0.66	0.65	0.65	8.58	129

9.73	6.00	673,654	0.80	0.80	0.80	0.80	5.45	25
9.71	11.14	842,722	0.80	0.80	0.80	0.80	5.57	39
9.29	5.47	1,003,832	0.80	0.80	0.80	0.80	6.58	50
9.45	12.14	1,058,247	0.80	0.80	0.80	0.80	7.05	36
9.06	50.38	765,317	0.81	0.81	0.80	0.80	8.51	129

9.73	5.89	640,189	0.90	0.90	0.90	0.90	5.35	25
9.71	11.03	793,609	0.90	0.90	0.90	0.90	5.47	39
9.29	5.37	842,522	0.90	0.90	0.90	0.90	6.46	50
9.45	12.03	782,637	0.90	0.90	0.90	0.90	6.95	36
9.06	50.23	712,360	0.91	0.91	0.90	0.90	8.41	129

9.73	5.89	1,081,320	0.90	0.90	0.90	0.90	5.35	25
9.71	11.03	1,234,917	0.90	0.90	0.90	0.90	5.47	39
9.29	5.37	1,299,092	0.90	0.90	0.90	0.90	6.48	50
9.45	12.03	1,275,670	0.90	0.90	0.90	0.90	6.95	36
9.06	50.23	1,036,410	0.91	0.91	0.90	0.90	8.41	129

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2014	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO High Yield Fund (Cont.)
Class B
03/31/2014	$9.71	$0.44	$0.04	$0.48	$(0.46)	$(0.00)^	$0.00	$(0.46)
03/31/2013	9.29	0.45	0.47	0.92	(0.50)	0.00	0.00	(0.50)
03/31/2012	9.45	0.54	(0.13)	0.41	(0.56)	(0.01)	0.00	(0.57)
03/31/2011	9.06	0.57	0.41	0.98	(0.59)	0.00	0.00	(0.59)
03/31/2010	6.56	0.63	2.51	3.14	(0.64)	0.00	0.00	(0.64)
Class C
03/31/2014	9.71	0.44	0.04	0.48	(0.46)	(0.00)^	0.00	(0.46)
03/31/2013	9.29	0.45	0.47	0.92	(0.50)	0.00	0.00	(0.50)
03/31/2012	9.45	0.53	(0.12)	0.41	(0.56)	(0.01)	0.00	(0.57)
03/31/2011	9.06	0.57	0.41	0.98	(0.59)	0.00	0.00	(0.59)
03/31/2010	6.56	0.63	2.51	3.14	(0.64)	0.00	0.00	(0.64)
Class R
03/31/2014	9.71	0.49	0.04	0.53	(0.51)	(0.00)^	0.00	(0.51)
03/31/2013	9.29	0.50	0.47	0.97	(0.55)	0.00	0.00	(0.55)
03/31/2012	9.45	0.57	(0.12)	0.45	(0.60)	(0.01)	0.00	(0.61)
03/31/2011	9.06	0.62	0.41	1.03	(0.64)	0.00	0.00	(0.64)
03/31/2010	6.56	0.67	2.51	3.18	(0.68)	0.00	0.00	(0.68)

PIMCO High Yield Spectrum Fund
Institutional Class
03/31/2014	$11.06	$0.69	$0.18	$0.87	$(0.69)	$(0.15)	$0.00	$(0.84)
03/31/2013	10.37	0.66	0.77	1.43	(0.74)	(0.00)^	0.00	(0.74)
03/31/2012	10.55	0.69	(0.13)	0.56	(0.71)	(0.03)	0.00	(0.74)
09/15/2010 - 03/31/2011	10.00	0.33	0.58	0.91	(0.35)	(0.01)	0.00	(0.36)
Class P
03/31/2014	11.06	0.67	0.19	0.86	(0.68)	(0.15)	0.00	(0.83)
03/31/2013	10.37	0.65	0.77	1.42	(0.73)	(0.00)^	0.00	(0.73)
03/31/2012	10.55	0.67	(0.12)	0.55	(0.70)	(0.03)	0.00	(0.73)
09/15/2010 - 03/31/2011	10.00	0.33	0.58	0.91	(0.35)	(0.01)	0.00	(0.36)
Class D
03/31/2014	11.06	0.64	0.19	0.83	(0.65)	(0.15)	0.00	(0.80)
03/31/2013	10.37	0.62	0.77	1.39	(0.70)	(0.00)^	0.00	(0.70)
03/31/2012	10.55	0.64	(0.11)	0.53	(0.68)	(0.03)	0.00	(0.71)
09/15/2010 - 03/31/2011	10.00	0.32	0.57	0.89	(0.33)	(0.01)	0.00	(0.34)
Class A
03/31/2014	11.06	0.65	0.18	0.83	(0.65)	(0.15)	0.00	(0.80)
03/31/2013	10.37	0.62	0.77	1.39	(0.70)	(0.00)^	0.00	(0.70)
03/31/2012	10.55	0.64	(0.11)	0.53	(0.68)	(0.03)	0.00	(0.71)
09/15/2010 - 03/31/2011	10.00	0.32	0.57	0.89	(0.33)	(0.01)	0.00	(0.34)
Class C
03/31/2014	11.06	0.57	0.18	0.75	(0.57)	(0.15)	0.00	(0.72)
03/31/2013	10.37	0.53	0.78	1.31	(0.62)	(0.00)^	0.00	(0.62)
03/31/2012	10.55	0.57	(0.12)	0.45	(0.60)	(0.03)	0.00	(0.63)
09/15/2010 - 03/31/2011	10.00	0.27	0.58	0.85	(0.29)	(0.01)	0.00	(0.30)

PIMCO Long-Term Credit Fund
Institutional Class
03/31/2014	$13.01	$0.56	$(0.42)	$0.14	$(0.60)	$(0.29)	$(0.02)	$(0.91)
03/31/2013	12.19	0.63	1.28	1.91	(0.79)	(0.30)	0.00	(1.09)
03/31/2012	11.59	0.64	1.23	1.87	(0.69)	(0.58)	0.00	(1.27)
03/31/2011	11.71	0.69	0.68	1.37	(0.72)	(0.77)	0.00	(1.49)
03/31/2010	10.00	0.66	1.85	2.51	(0.62)	(0.18)	0.00	(0.80)
Class P
03/31/2014	13.01	0.55	(0.42)	0.13	(0.59)	(0.29)	(0.02)	(0.90)
03/31/2013	12.19	0.62	1.27	1.89	(0.77)	(0.30)	0.00	(1.07)
02/29/2012 - 03/31/2012	12.45	0.05	(0.25)	(0.20)	(0.06)	0.00	0.00	(0.06)

Please see footnotes on page 28.

26	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$9.73	5.11%	$7,724	1.65%		1.65%		1.65%		1.65%		4.61%		25%
9.71	10.21	11,908	1.65		1.65		1.65		1.65		4.73		39
9.29	4.58	20,986	1.65		1.65		1.65		1.65		5.83		50
9.45	11.20	71,368	1.65		1.65		1.65		1.65		6.27		36
9.06	49.13	143,400	1.66		1.66		1.65		1.65		7.71		129

9.73	5.11	558,664	1.65		1.65		1.65		1.65		4.61		25
9.71	10.21	611,694	1.65		1.65		1.65		1.65		4.72		39
9.29	4.58	601,903	1.65		1.65		1.65		1.65		5.73		50
9.45	11.20	600,135	1.65		1.65		1.65		1.65		6.20		36
9.06	49.13	506,455	1.66		1.66		1.65		1.65		7.67		129

9.73	5.63	56,386	1.15		1.15		1.15		1.15		5.10		25
9.71	10.76	62,550	1.15		1.15		1.15		1.15		5.22		39
9.29	5.11	51,203	1.15		1.15		1.15		1.15		6.23		50
9.45	11.75	50,139	1.15		1.15		1.15		1.15		6.69		36
9.06	49.87	31,387	1.16		1.16		1.15		1.15		8.15		129

$11.09	8.25%	$3,085,230	0.60%		0.60%		0.60%		0.60%		6.23%		47%
11.06	14.29	2,898,520	0.58		0.60		0.58		0.60		6.10		30
10.37	5.78	922,443	0.55		0.60		0.55		0.60		6.77		44
10.55	9.25	472,281	0.55	*	0.64	*	0.55	*	0.64	*	5.92	*	14

11.09	8.14	59,699	0.70		0.70		0.70		0.70		6.14		47
11.06	14.18	48,123	0.68		0.70		0.68		0.70		5.99		30
10.37	5.68	4,918	0.65		0.70		0.65		0.70		6.54		44
10.55	9.20	4,859	0.65	*	0.74	*	0.65	*	0.74	*	5.90	*	14

11.09	7.87	53,329	0.95		0.95		0.95		0.95		5.84		47
11.06	13.90	74,278	0.93		0.95		0.93		0.95		5.75		30
10.37	5.41	13,653	0.90		0.95		0.90		0.95		6.30		44
10.55	9.04	8,830	0.90	*	0.98	*	0.90	*	0.98	*	5.61	*	14

11.09	7.87	34,733	0.95		0.95		0.95		0.95		5.87		47
11.06	13.90	35,623	0.93		0.95		0.93		0.95		5.74		30
10.37	5.42	5,488	0.90		0.95		0.90		0.95		6.33		44
10.55	9.03	920	0.90	*	1.01	*	0.90	*	1.01	*	5.59	*	14

11.09	7.08	11,948	1.70		1.70		1.70		1.70		5.16		47
11.06	13.05	3,389	1.68		1.70		1.68		1.70		5.00		30
10.37	4.63	2,976	1.65		1.70		1.65		1.70		5.64		44
10.55	8.59	2,740	1.65	*	1.72	*	1.65	*	1.72	*	4.82	*	14

$12.24	1.36%	$5,727,646	0.56%		0.56%		0.55%		0.55%		4.61%		94%
13.01	15.85	4,223,770	0.59		0.59		0.55		0.55		4.82		71
12.19	16.65	2,285,476	0.55		0.55		0.55		0.55		5.22		259
11.59	12.30	1,673,967	0.56		0.56		0.55		0.55		5.79		341
11.71	25.56	1,834,816	0.55		0.55		0.55		0.55		5.76		166

12.24	1.27	139,921	0.66		0.66		0.65		0.65		4.56		94
13.01	15.75	3,158	0.69		0.69		0.65		0.65		4.70		71
12.19	1.64	10	0.65	*	0.65	*	0.65	*	0.65	*	4.88	*	259

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2014	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Senior Floating Rate Fund
Institutional Class
03/31/2014	$10.35	$0.35	$(0.02)	$0.33	$(0.36)	$(0.08)	$0.00	$(0.44)
03/31/2013	10.03	0.36	0.33	0.69	(0.36)	(0.01)	0.00	(0.37)
04/29/2011 - 03/31/2012	10.00	0.29	0.01	0.30	(0.27)	0.00	0.00	(0.27)
Class P
03/31/2014	10.35	0.34	(0.02)	0.32	(0.35)	(0.08)	0.00	(0.43)
03/31/2013	10.03	0.34	0.34	0.68	(0.35)	(0.01)	0.00	(0.36)
04/29/2011 - 03/31/2012	10.00	0.29	0.00 ^	0.29	(0.26)	0.00	0.00	(0.26)
Class D
03/31/2014	10.35	0.32	(0.02)	0.30	(0.33)	(0.08)	0.00	(0.41)
03/31/2013	10.03	0.33	0.33	0.66	(0.33)	(0.01)	0.00	(0.34)
04/29/2011 - 03/31/2012	10.00	0.27	0.01	0.28	(0.25)	0.00	0.00	(0.25)
Class A
03/31/2014	10.35	0.32	(0.02)	0.30	(0.33)	(0.08)	0.00	(0.41)
03/31/2013	10.03	0.33	0.33	0.66	(0.33)	(0.01)	0.00	(0.34)
04/29/2011 - 03/31/2012	10.00	0.28	0.00 ^	0.28	(0.25)	0.00	0.00	(0.25)
Class C
03/31/2014	10.35	0.25	(0.03)	0.22	(0.25)	(0.08)	0.00	(0.33)
03/31/2013	10.03	0.25	0.33	0.58	(0.25)	(0.01)	0.00	(0.26)
04/29/2011 - 03/31/2012	10.00	0.21	0.00 ^	0.21	(0.18)	0.00	0.00	(0.18)
Class R
03/31/2014	10.35	0.30	(0.03)	0.27	(0.30)	(0.08)	0.00	(0.38)
03/31/2013	10.03	0.31	0.32	0.63	(0.30)	(0.01)	0.00	(0.31)
04/29/2011 - 03/31/2012	10.00	0.22	0.03	0.25	(0.22)	0.00	0.00	(0.22)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.10% to an annual rate of 0.40%.

28	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.24	3.27%	$2,201,007	0.75	%(b)	0.75	%(b)	0.75	%(b)	0.75	%(b)	3.41%		132%
10.35	7.00	2,268,461	0.80		0.80		0.80		0.80		3.54		125
10.03	3.12	389,379	0.80	*	0.83	*	0.80	*	0.83	*	3.17	*	160

10.24	3.17	39,664	0.85	(b)	0.85	(b)	0.85	(b)	0.85	(b)	3.34		132
10.35	6.89	6,409	0.90		0.90		0.90		0.90		3.36		125
10.03	3.04	4,668	0.90	*	0.93	*	0.90	*	0.93	*	3.23	*	160

10.24	2.96	37,385	1.05	(b)	1.05	(b)	1.05	(b)	1.05	(b)	3.12		132
10.35	6.68	10,143	1.10		1.10		1.10		1.10		3.24		125
10.03	2.86	1,171	1.10	*	1.13	*	1.10	*	1.13	*	2.93	*	160

10.24	2.96	163,245	1.05	(b)	1.05	(b)	1.05	(b)	1.05	(b)	3.14		132
10.35	6.67	31,245	1.10		1.10		1.10		1.10		3.22		125
10.03	2.86	6,261	1.10	*	1.13	*	1.10	*	1.13	*	3.11	*	160

10.24	2.20	119,719	1.80	(b)	1.80	(b)	1.80	(b)	1.80	(b)	2.40		132
10.35	5.88	9,550	1.85		1.85		1.85		1.85		2.47		125
10.03	2.20	2,798	1.85	*	1.88	*	1.85	*	1.88	*	2.31	*	160

10.24	2.70	5,726	1.30	(b)	1.30	(b)	1.30	(b)	1.30	(b)	2.91		132
10.35	6.42	1,130	1.35		1.35		1.35		1.35		3.03		125
10.03	2.61	11	1.35	*	1.38	*	1.35	*	1.38	*	2.47	*	160

ANNUAL REPORT	MARCH 31, 2014	29

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Convertible Fund	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund

Assets:
Investments, at value
Investments in securities*	$176,264	$1,942,667	$5,026,528
Investments in Affiliates	0	737,661	293,816
Financial Derivative Instruments
Exchange-traded or centrally cleared	694	926	2,263
Over the counter	689	22,043	39,140
Cash	1,700	686	109
Deposits with counterparty	1,459	13,551	47,334
Foreign currency, at value	475	3,513	5,139
Receivable for investments sold	257	35,576	20,504
Receivable for Fund shares sold	620	930	49,458
Interest and dividends receivable	888	11,987	68,767
Dividends receivable from Affiliates	0	101	33
Other assets	0	0	0
	183,046	2,769,641	5,553,091

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0
Payable for sale-buyback transactions	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	388	665	325
Over the counter	1,132	17,007	35,396
Payable for investments purchased	68	108,531	33,689
Payable for investments in Affiliates purchased	0	101	33
Payable for investments purchased on a delayed-delivery basis	0	0	14,146
Deposits from counterparty	830	4,690	26,810
Payable for Fund shares redeemed	3,219	619	6,608
Dividends payable	0	0	1,024
Overdraft due to custodian	0	0	0
Accrued investment advisory fees	60	1,247	1,921
Accrued supervisory and administrative fees	49	636	1,337
Accrued distribution fees	22	14	107
Accrued servicing fees	15	10	70
Reimbursement to PIMCO	0	13	0
Other liabilities	0	13	8
	5,783	133,546	121,474

Net Assets	$177,263	$2,636,095	$5,431,617

Net Assets Consist of:
Paid in capital	$149,611	$2,602,253	$5,310,149
Undistributed (overdistributed) net investment income	14,559	(1,177)	(48,938)
Accumulated undistributed net realized gain (loss)	(8,972)	11,364	28,518
Net unrealized appreciation	22,065	23,655	141,888
	$177,263	$2,636,095	$5,431,617

Cost of Investments in Securities	$154,140	$1,918,045	$4,904,152
Cost of Investments in Affiliates	$0	$737,694	$293,809
Cost of Foreign Currency Held	$475	$3,510	$5,122
Cost or Premiums of Financial Derivative Instruments, net	$(156)	$3,134	$(6,182)

* Includes repurchase agreements of:	$2,200	$236	$18,683

30	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

PIMCO Floating Income Fund	PIMCO High Yield Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund

$2,145,861	$13,701,085	$3,114,292	$6,510,591	$2,340,312
122,048	760,172	122,421	132,908	294,081

2,504	719	0	3,997	127
22,634	5,515	1,548	48,598	28
0	2,934	2,824	0	28,427
39,525	15,661	0	17,975	2,269
4,088	457	701	12,459	39
12,150	97,142	10,643	728	43,026
1,552	24,471	743	2,466	14,938
32,199	243,329	62,780	82,083	7,775
14	159	24	16	38
0	0	0	8	0
2,382,575	14,851,644	3,315,976	6,811,829	2,731,060

$6,266	$0	$1,481	$268,659	$0
0	5,285	0	480,714	0

530	0	0	1,430	7
25,188	11,475	2,930	29,961	65
19,165	191,807	59,376	104,670	161,139
14	159	24	16	38
4,544	0	0	16,369	0
11,605	2,221	320	35,061	0
6,623	55,168	5,269	2,855	1,475
679	8,917	14	1,441	75
253	0	0	556	0
565	2,945	782	1,374	778
541	3,761	794	1,156	599
51	610	18	0	80
86	339	9	0	58
0	0	0	0	0
1	0	20	0	0
76,111	282,687	71,037	944,262	164,314

$2,306,464	$14,568,957	$3,244,939	$5,867,567	$2,566,746

$2,762,896	$13,698,298	$3,109,951	$5,863,174	$2,546,343
(12,864)	(87,303)	(57,833)	(23,553)	(912)
(502,377)	17,910	16,325	(189,210)	1,651
58,809	940,052	176,496	217,156	19,664
$2,306,464	$14,568,957	$3,244,939	$5,867,567	$2,566,746

$2,116,479	$12,781,136	$2,936,332	$6,328,564	$2,321,434
$122,039	$761,062	$122,527	$132,900	$294,156
$4,073	$456	$698	$12,422	$45
$(27,642)	$(8,483)	$0	$(6,001)	$0

$3,248	$8,358	$1,523	$21,319	$4,945

ANNUAL REPORT	MARCH 31, 2014	31

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO Convertible Fund	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund

Net Assets:
Institutional Class	$74,376	$2,511,169	$4,929,952
Class P	7,230	44,593	72,021
Administrative Class	5,914	NA	9,325
Class D	13,097	30,625	70,643
Class A	46,023	36,773	197,915
Class B	NA	NA	3,559
Class C	30,623	12,250	148,202
Class R	NA	685	NA

Shares Issued and Outstanding:
Institutional Class	6,207	236,491	423,934
Class P	609	4,204	6,193
Administrative Class	473	NA	802
Class D	1,098	2,880	6,075
Class A	3,881	3,450	17,019
Class B	NA	NA	306
Class C	2,577	1,157	12,744
Class R	NA	64	NA

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$11.98	$10.62	$11.63
Class P	11.88	10.61	11.63
Administrative Class	12.49	NA	11.63
Class D	11.93	10.63	11.63
Class A	11.86	10.66	11.63
Class B	NA	NA	11.63
Class C	11.88	10.59	11.63
Class R	NA	10.60	NA

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

32	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

PIMCO Floating Income Fund	PIMCO High Yield Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund

$1,652,654	$11,028,861	$3,085,230	$5,727,646	$2,201,007
184,814	522,159	59,699	139,921	39,664
1,990	673,654	NA	NA	NA
35,120	640,189	53,329	NA	37,385
250,617	1,081,320	34,733	NA	163,245
NA	7,724	NA	NA	NA
181,269	558,664	11,948	NA	119,719
NA	56,386	NA	NA	5,726

186,820	1,134,029	278,307	467,800	214,985
20,892	53,691	5,385	11,428	3,874
225	69,268	NA	NA	NA
3,970	65,826	4,811	NA	3,652
28,330	111,185	3,133	NA	15,945
NA	794	NA	NA	NA
20,491	57,444	1,078	NA	11,694
NA	5,798	NA	NA	559

$8.85	$9.73	$11.09	$12.24	$10.24
8.85	9.73	11.09	12.24	10.24
8.85	9.73	NA	NA	NA
8.85	9.73	11.09	NA	10.24
8.85	9.73	11.09	NA	10.24
NA	9.73	NA	NA	NA
8.85	9.73	11.09	NA	10.24
NA	9.73	NA	NA	10.24

ANNUAL REPORT	MARCH 31, 2014	33

Statements of Operations

Year Ended March 31, 2014
(Amounts in thousands)	PIMCO Convertible Fund	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund

Investment Income:
Interest, net of foreign taxes*	$4,309	$50,083	$297,945
Dividends	3,924	671	844
Dividends from Investments in Affiliates	0	1,359	1,335
Miscellaneous income	1	1	0
Total Income	8,234	52,114	300,124

Expenses:
Investment advisory fees	1,195	11,776	28,822
Supervisory and administrative fees	827	6,031	20,163
Distribution and/or servicing fees - Administrative Class	7	0	29
Distribution and/or servicing fees - Class D	19	74	319
Distribution fees - Class B	0	0	34
Distribution fees - Class C	113	84	1,338
Distribution fees - Class R	0	1	0
Servicing fees - Class A	69	81	646
Servicing fees - Class B	0	0	12
Servicing fees - Class C	38	28	446
Servicing fees - Class R	0	2	0
Dividends on short sales	39	0	0
Trustees fees	1	7	15
Interest expense	139	5	82
Miscellaneous expense	0	13	0
Total Expenses	2,447	18,102	51,906

Net Investment Income	5,787	34,012	248,218

Net Realized Gain (Loss):
Investments in securities	49,820	23,824	65,419
Investments in Affiliates	0	(66)	(68)
Exchange-traded or centrally cleared financial derivative instruments	(11,138)	(12,011)	(28,521)
Over the counter financial derivative instruments	7,479	(6,959)	24,130
Short sales	(1,407)	0	455
Foreign currency	(433)	(2,827)	(3,808)
Net Realized Gain (Loss)	44,321	1,961	57,607

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(12,856)	16,405	(262,645)
Investments in Affiliates	0	(32)	(22)
Exchange-traded or centrally cleared financial derivative instruments	(2,175)	(837)	(15,091)
Over the counter financial derivative instruments	(4,995)	(831)	(38,636)
Short sales	1,930	0	0
Foreign currency assets and liabilities	(49)	78	(105)
Net Change in Unrealized Appreciation (Depreciation)	(18,145)	14,783	(316,499)
Net Gain (Loss)	26,176	16,744	(258,892)

Net Increase (Decrease) in Net Assets Resulting from Operations	$31,963	$50,756	$(10,674)

* Foreign tax withholdings	$0	$13	$46

34	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO Floating Income Fund	PIMCO High Yield Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund

$142,796	$1,044,311	$217,419	$268,608	$105,613
519	6,697	505	987	0
1,194	4,148	563	387	968
0	0	0	3	0
144,509	1,055,156	218,487	269,985	106,581

10,296	42,231	9,588	15,622	11,576
9,338	53,594	9,724	13,092	7,818
2	1,903	0	0	0
90	1,661	120	0	92
0	69	0	0	0
460	4,326	53	0	627
0	147	0	0	7
566	2,756	70	0	296
0	23	0	0	0
383	1,442	18	0	209
0	147	0	0	7
0	0	0	0	0
6	40	9	16	7
31	26	5	718	3
0	0	0	0	0
21,172	108,365	19,587	29,448	20,642

123,337	946,791	198,900	240,537	85,939

20,948	378,488	44,690	(120,664)	9,557
(154)	(312)	(23)	(28)	(75)
44,068	54,287	3,604	30,699	5,979
10,899	(21,305)	(29,389)	672	(1,392)
0	0	0	0	0
(401)	8,119	695	(1,155)	214
75,360	419,277	19,577	(90,476)	14,283

(109,247)	(331,016)	54,937	(47,214)	(21,089)
(2)	83	(12)	(4)	30
9,711	(22,682)	(664)	7,134	(1,522)
(28,628)	(63,279)	(18,751)	(9,969)	(412)
0	0	0	0	0
(39)	(3,559)	328	(133)	4
(128,205)	(420,453)	35,838	(50,186)	(22,989)
(52,845)	(1,176)	55,415	(140,662)	(8,706)

$70,492	$945,615	$254,315	$99,875	$77,233

$43	$0	$10	$0	$0

ANNUAL REPORT	MARCH 31, 2014	35

Statements of Changes in Net Assets

	PIMCO Convertible Fund		PIMCO Credit Absolute Return Fund		PIMCO Diversified Income Fund

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

Increase in Net Assets from:

Operations:
Net investment income	$5,787	$26,821	$34,012	$9,098	$248,218	$247,034
Net realized gain (loss)	44,321	62,077	1,961	9,913	57,607	149,033
Net change in unrealized appreciation (depreciation)	(18,145)	(56,981)	14,783	7,107	(316,499)	211,485
Net increase (decrease) resulting from operations	31,963	31,917	50,756	26,118	(10,674)	607,552

Distributions to Shareholders:
From net investment income
Institutional Class	(25,161)	(62,131)	(28,319)	(7,145)	(270,364)	(310,708)
Class P	(1,014)	(92)	(456)	(130)	(4,382)	(5,077)
Administrative Class	(737)	(47)	0	0	(512)	(490)
Class D	(1,681)	(255)	(309)	(168)	(5,451)	(7,567)
Class A	(6,571)	(245)	(351)	(153)	(11,120)	(15,899)
Class B	0	0	0	0	(163)	(284)
Class C	(3,837)	(41)	(62)	(22)	(6,374)	(8,218)
Class R	0	0	(5)	(10)	0	0
From net realized capital gains
Institutional Class	(13,633)	(3,399)	(6,185)	(1,089)	(37,824)	(14,223)
Class P	(775)	(5)	(92)	(20)	(640)	(262)
Administrative Class	(688)	(3)	0	0	(86)	(24)
Class D	(1,278)	(17)	(80)	(32)	(773)	(410)
Class A	(4,722)	(15)	(95)	(22)	(1,630)	(852)
Class B	0	0	0	0	(30)	(15)
Class C	(3,100)	(3)	(34)	(7)	(1,197)	(473)
Class R	0	0	(2)	(1)	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	0
Class P	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Class D	0	0	0	0	0	0
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Class R	0	0	0	0	0	0

Total Distributions	(63,197)	(66,253)	(35,990)	(8,799)	(340,546)	(364,502)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(285,417)	(1,159,144)	1,841,504	606,360	(1,463,021)	1,657,966

Fund Redemption Fee	0	0	0	0	0	0

Total Increase (Decrease) in Net Assets	(316,651)	(1,193,480)	1,856,270	623,679	(1,814,241)	1,901,016

Net Assets:
Beginning of year	493,914	1,687,394	779,825	156,146	7,245,858	5,344,842
End of year*	$177,263	$493,914	$2,636,095	$779,825	$5,431,617	$7,245,858

* Including undistributed (overdistributed) net investment income of:	$4,212	$34,621	$(917)	$4,154	$(47,392)	$(27,538)

**	See Note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

36	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO Floating Income Fund		PIMCO High Yield Fund		PIMCO High Yield Spectrum Fund		PIMCO Long-Term Credit Fund		PIMCO Senior Floating Rate Fund

Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

$123,337	$148,860	$946,791	$1,073,975	$198,900	$116,427	$240,537	$148,478	$85,939	$51,037
75,360	39,844	419,277	238,664	19,577	1,435	(90,476)	132,042	14,283	10,654
(128,205)	109,979	(420,453)	701,854	35,838	147,664	(50,186)	98,840	(22,989)	41,300
70,492	298,683	945,615	2,014,493	254,315	265,526	99,875	379,360	77,233	102,991

(123,892)	(171,636)	(776,714)	(935,030)	(192,641)	(129,030)	(251,035)	(192,208)	(79,911)	(51,635)
(5,843)	(1,249)	(29,279)	(34,906)	(3,272)	(2,102)	(3,665)	(45)	(980)	(128)
(36)	(8)	(42,861)	(56,999)	0	0	0	0	0	0
(1,448)	(2,335)	(36,709)	(46,323)	(2,834)	(2,914)	0	0	(1,177)	(126)
(9,162)	(6,360)	(60,998)	(76,202)	(1,658)	(1,522)	0	0	(3,834)	(398)
0	0	(439)	(801)	0	0	0	0	0	0
(5,778)	(3,340)	(27,612)	(32,598)	(372)	(154)	0	0	(2,092)	(126)
0	0	(3,102)	(3,224)	0	0	0	0	(83)	(23)

0	0	(38)	0	(42,566)	(544)	(112,682)	(83,185)	(15,673)	(1,926)
0	0	(2)	0	(782)	(11)	(3,290)	(14)	(276)	(3)
0	0	(2)	0	0	0	0	0	0	0
0	0	(2)	0	(875)	(14)	0	0	(322)	(4)
0	0	(3)	0	(386)	(6)	0	0	(1,249)	(12)
0	0	(0)^	0	0	0	0	0	0	0
0	0	(2)	0	(130)	(1)	0	0	(932)	(6)
0	0	(0)^	0	0	0	0	0	(30)	(1)

0	0	0	0	0	0	(9,095)	0	0	0
0	0	0	0	0	0	(130)	0	0	0
0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0

(146,159)	(184,928)	(977,763)	(1,186,083)	(245,516)	(136,298)	(379,897)	(275,452)	(106,559)	(54,388)

(1,826,628)	340,503	(4,923,722)	1,871,574	176,207	1,981,227	1,920,661	1,837,534	269,044	1,874,047

0	0	0	0	0	0	0	0	90	0

(1,902,295)	454,258	(4,955,870)	2,699,984	185,006	2,110,455	1,640,639	1,941,442	239,808	1,922,650

4,208,759	3,754,501	19,524,827	16,824,843	3,059,933	949,478	4,226,928	2,285,486	2,326,938	404,288
$2,306,464	$4,208,759	$14,568,957	$19,524,827	$3,244,939	$3,059,933	$5,867,567	$4,226,928	$2,566,746	$2,326,938

$(12,863)	$23,150	$(87,303)	$(47,327)	$(57,864)	$(15,982)	$(23,553)	$5,746	$(912)	$249

ANNUAL REPORT	MARCH 31, 2014	37

Statement of Cash Flows

Year Ended March 31, 2014
(Amounts in thousands)	PIMCO Long-Term Credit Fund

Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$99,875

Adjustments to reconcile net increase in net assets from operations to net cash (used for) operating activities:
Purchases of long-term securities	(6,961,107)
Proceeds from sales of long-term securities	5,368,202
Proceeds from sales of short-term portfolio investments, net	310
Decrease in deposits with counterparty	5,413
Decrease in receivable for investments sold	135,492
(Increase) in interest and dividends receivable	(18,907)
Decrease in exchange-traded or centrally cleared derivatives	37,680
(Increase) in over the counter derivatives	(6,238)
(Decrease) in payable for investments purchased	(80,689)
Increase in deposits from counterparty	414,780
Increase in accrued investment advisory fees	311
Increase in accrued supervisory and administrative fees	270
Payments on currency transactions	(1,287)
(Decrease) in other liabilities	(10)
Net Realized (Gain) Loss
Investments in securities	120,664
Investments in Affiliates	28
Exchange-traded or centrally cleared financial derivative instruments	(30,699)
Over the counter financial derivative instruments	(672)
Foreign currency	1,155
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	47,214
Investments in Affiliates	4
Exchange-traded or centrally cleared financial derivative instruments	(7,134)
Over the counter financial derivative instruments	9,969
Foreign currency assets and liabilities	133
Net amortization on investments	12,012
Net cash (used for) operating activities	(853,231)

Cash flows received from financing activities:
Proceeds from shares sold	3,145,870
Payments on shares redeemed	(1,576,000)
Increase in overdraft due to custodian	556
Cash dividend paid*	(24,883)
Proceeds from reverse repurchase agreements	10,191,302
Payments on reverse repurchase agreements	(10,733,899)
Proceeds from sale-buyback transactions	11,316,141
Payments on sale-buyback transactions	(11,054,525)
Proceeds from deposits from counterparty	50,597,000
Payments on deposits from counterparty	(51,007,000)
Net cash received from financing activities	854,562

Net Increase in Cash and Foreign Currency	1,331

Cash and Foreign Currency:
Beginning of year	11,128
End of year	$12,459

* Reinvestment of dividends	$354,013

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$464

38	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Convertible Fund

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

CORPORATE BONDS & NOTES 0.5%

BANKING & FINANCE 0.5%
AGFC Capital Trust
6.000% due 01/15/2067	$1,000	$850

Total Corporate Bonds & Notes (Cost $425)		850

CONVERTIBLE BONDS & NOTES 66.5%

BANKING & FINANCE 3.0%
Air Lease Corp.
3.875% due 12/01/2018	400	608
American Realty Capital Properties, Inc.
3.000% due 08/01/2018	700	746
Annaly Capital Management, Inc.
4.000% due 02/15/2015	1,200	1,280
5.000% due 05/15/2015	1,000	1,025
Health Care REIT, Inc.
3.000% due 12/01/2029	500	593
Prologis LP
3.250% due 03/15/2015	100	117
Ryman Hospitality Properties, Inc.
3.750% due 10/01/2014	300	597
SL Green Operating Partnership LP
3.000% due 10/15/2017	300	394

		5,360

INDUSTRIALS 61.5%
Alpha Natural Resources, Inc.
2.375% due 04/15/2015	1,230	1,227
3.750% due 12/15/2017	300	253
BioMarin Pharmaceutical, Inc.
1.875% due 04/23/2017	300	1,011
Cadence Design Systems, Inc.
2.625% due 06/01/2015	300	621
Chesapeake Energy Corp.
2.500% due 05/15/2037	3,620	3,701
2.750% due 11/15/2035	1,500	1,570
Ciena Corp.
4.000% due 03/15/2015	1,000	1,268
Cobalt International Energy, Inc.
2.625% due 12/01/2019	1,800	1,698
Concur Technologies, Inc.
0.500% due 06/15/2018	1,000	1,173
Cubist Pharmaceuticals, Inc.
1.875% due 09/01/2020	2,000	2,417
D.R. Horton, Inc.
2.000% due 05/15/2014	500	834
Electronic Arts, Inc.
0.750% due 07/15/2016	600	700
Endo Health Solutions, Inc.
1.750% due 04/15/2015	350	824
Ford Motor Co.
4.250% due 11/15/2016	600	1,089
Gilead Sciences, Inc.
1.625% due 05/01/2016	1,910	5,945
Hologic, Inc.
2.000% due 12/15/2037	900	1,031
2.000% due 03/01/2042	500	512
Illumina, Inc.
0.250% due 03/15/2016	1,000	1,819
Incyte Corp. Ltd.
4.750% due 10/01/2015	200	1,217
Intel Corp.
2.950% due 12/15/2035 (f)	1,900	2,241

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 08/01/2039	$2,000	$2,800
International Game Technology
3.250% due 05/01/2014	1,300	1,303
Jarden Corp.
1.875% due 09/15/2018	1,200	1,675
JDS Uniphase Corp.
0.625% due 08/15/2033	600	632
KB Home
1.375% due 02/01/2019	1,000	1,033
L-3 Communications Holdings, Inc.
3.000% due 08/01/2035	600	802
Leap Wireless International, Inc.
4.500% due 07/15/2014	1,920	1,944
Lennar Corp.
2.750% due 12/15/2020	500	915
3.250% due 11/15/2021	400	713
Level 3 Communications, Inc.
7.000% due 03/15/2015	800	1,234
Liberty Interactive LLC
3.500% due 01/15/2031	1,500	802
3.750% due 02/15/2030	5,718	3,459
4.000% due 11/15/2029	1,874	1,154
Liberty Media Corp.
1.375% due 10/15/2023	1,000	941
LifePoint Hospitals, Inc.
3.500% due 05/15/2014	859	914
Linear Technology Corp.
3.000% due 05/01/2027	800	958
Mentor Graphics Corp.
4.000% due 04/01/2031	500	624
Meritor, Inc.
7.875% due 03/01/2026	400	613
MGM Resorts International
4.250% due 04/15/2015	1,600	2,333
Microchip Technology, Inc.
2.125% due 12/15/2037	1,000	1,860
Micron Technology, Inc.
3.000% due 11/15/2043	1,000	1,101
Molina Healthcare, Inc.
1.125% due 01/15/2020	1,300	1,463
Molycorp, Inc.
3.250% due 06/15/2016	950	765
Mylan, Inc.
3.750% due 09/15/2015	500	1,840
Navistar International Corp.
4.750% due 04/15/2019	1,000	1,003
Newmont Mining Corp.
1.250% due 07/15/2014	1,000	1,004
Novellus Systems, Inc.
2.625% due 05/15/2041	800	1,369
Omnicare, Inc.
3.750% due 12/15/2025	500	1,136
3.750% due 04/01/2042	800	1,206
Peabody Energy Corp.
4.750% due 12/15/2066	700	570
PHH Corp.
6.000% due 06/15/2017	1,597	3,456
priceline.com, Inc.
0.350% due 06/15/2020	2,500	2,964
1.000% due 03/15/2018	1,000	1,421
Regeneron Pharmaceuticals, Inc.
1.875% due 10/01/2016	400	1,429
Rovi Corp.
2.625% due 02/15/2040	750	759
Salesforce.com, Inc.
0.250% due 04/01/2018	3,000	3,403

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Salix Pharmaceuticals Ltd.
1.500% due 03/15/2019	$1,000	$1,696
SanDisk Corp.
0.500% due 10/15/2020	2,000	2,212
1.500% due 08/15/2017	900	1,484
SBA Communications Corp.
4.000% due 10/01/2014	575	1,718
SunPower Corp.
4.500% due 03/15/2015	200	304
Teleflex, Inc.
3.875% due 08/01/2017	400	711
Tesla Motors, Inc.
1.500% due 06/01/2018	600	1,079
Teva Pharmaceutical Finance Co. LLC
0.250% due 02/01/2026	1,000	1,274
Trinity Industries, Inc.
3.875% due 06/01/2036	610	972
United Airlines, Inc.
4.500% due 01/15/2015	800	1,904
VeriSign, Inc.
3.250% due 08/15/2037	1,000	1,654
Vishay Intertechnology, Inc.
2.250% due 06/01/2042	400	535
Walter Investment Management Corp.
4.500% due 11/01/2019	1,850	1,755
WebMD Health Corp.
2.500% due 01/31/2018	600	608
WellPoint, Inc.
2.750% due 10/15/2042	1,400	2,054
Wright Medical Group, Inc.
2.000% due 08/15/2017	1,000	1,364
Xilinx, Inc.
2.625% due 06/15/2017	1,500	2,820
XPO Logistics, Inc.
4.500% due 10/01/2017	100	188
Yahoo!, Inc.
0.000% due 12/01/2018	2,000	2,042

		109,123

UTILITIES 2.0%
CenterPoint Energy, Inc.
3.719% due 09/15/2029	55	2,908
Covanta Holding Corp.
3.250% due 06/01/2014	500	582

		3,490

Total Convertible Bonds & Notes (Cost $99,512)		117,973

U.S. TREASURY OBLIGATIONS 0.3%
U.S. Treasury Notes
0.250% due 01/15/2015 (i)	207	207
0.250% due 03/31/2015 (i)	300	301

Total U.S. Treasury Obligations (Cost $507)		508

ASSET-BACKED SECURITIES 0.1%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.204% due 12/25/2033	109	105

Total Asset-Backed Securities (Cost $90)		105

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	39

Schedule of Investments PIMCO Convertible Fund (Cont.)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 3.7%

CONSUMER DISCRETIONARY 2.0%
Target Corp.	60,000	$3,630

		3,630

FINANCIALS 1.2%
CIT Group, Inc.	42,000	2,059

HEALTH CARE 0.3%
Tenet Healthcare Corp. (a)	11,000	471

INFORMATION TECHNOLOGY 0.2%
Amkor Technology, Inc. (a)	62,102	426

Total Common Stocks (Cost $6,484)		6,586

WARRANTS 0.0%

CONSUMER DISCRETIONARY 0.0%
General Motors Co. - Exp. 07/10/2016	1,353	34
General Motors Co. - Exp. 07/10/2019	1,353	23

Total Warrants (Cost $0)		57

CONVERTIBLE PREFERRED SECURITIES 22.9%

BANKING & FINANCE 12.1%
Bank of America Corp.
7.250% due 12/31/2049 (c)	7,698	8,808
Health Care REIT, Inc.
6.500% due 04/20/2018 (c)	12,000	666
MetLife, Inc.
5.000% due 10/08/2014	40,000	1,232
Wells Fargo & Co.
7.500% due 12/31/2049 (c)	8,534	10,011

	SHARES	MARKET VALUE (000S)
Weyerhaeuser Co.
6.375% due 07/01/2016	13,000	$710

		21,427

INDUSTRIALS 3.7%
Crown Castle International Corp.
4.500% due 11/01/2016	30,000	3,042
HealthSouth Corp.
6.500% due 12/31/2049 (c)	350	456
Motors Liquidation Co.
5.250% due 03/06/2032 (a)	400,000	0
Post Holdings, Inc.
2.500% due 02/15/2019 (c)	2,700	299
SandRidge Energy, Inc.
7.000% due 11/20/2015 (c)	3,000	303
Stanley Black & Decker, Inc.
4.750% due 11/17/2015	6,000	765
United Technologies Corp.
7.500% due 08/01/2015	25,000	1,664

		6,529

UTILITIES 7.1%
AES Trust
6.750% due 10/15/2029	53,870	2,753
Dominion Resources, Inc.
6.125% due 04/01/2016	80,000	4,600
NextEra Energy, Inc.
5.599% due 06/01/2015	20,000	1,260
5.799% due 09/01/2016	25,000	1,350
PPL Corp.
8.750% due 05/01/2014	50,000	2,735

		12,698

Total Convertible Preferred Securities (Cost $37,703)		40,654

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 2.3%

BANKING & FINANCE 2.2%
Ally Financial, Inc.
8.500% due 05/15/2016 (c)	121,000	$3,309
State Street Corp.
5.900% due 03/15/2024 (c)	20,000	518

		3,827

INDUSTRIALS 0.1%
Stanley Black & Decker, Inc.
6.250% due 11/17/2016	2,000	216

Total Preferred Securities (Cost $3,931)		4,043

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.1%

REPURCHASE AGREEMENTS (d) 1.2%
		2,200

U.S. TREASURY BILLS 1.9%
0.098% due 04/03/2014 - 03/05/2015 (b)(g)(i)	$3,290	3,288

Total Short-Term Instruments (Cost $5,488)		5,488

Total Investments in Securities (Cost $154,140)		176,264

Total Investments 99.4% (Cost $154,140)		$176,264

Financial Derivative Instruments (e)(h) 0.0% (Cost or Premiums, net $(156))		(137)

Other Assets and Liabilities, net 0.6%		1,136

Net Assets 100.0%		$177,263

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.080%	03/31/2014	04/01/2014	$2,200	Fannie Mae 1.670% due 12/17/2018	$(2,248)	$2,200	$2,200

Total Repurchase Agreements						$(2,248)	$2,200	$2,200

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $6,369 at a weighted average interest rate of (0.286%).

40	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)		Net Exposure (2)
Global/Master Repurchase Agreement
JPS	$2,200	$0	$0	$0	$2,200		$(2,248)		$(48)

Total Borrowings and Other Financing Transactions	$2,200	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,840.000	05/17/2014	100	$376	$236

OPTIONS ON SECURITIES

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Nuance Communications, Inc.	$13.000	04/19/2014	1,538	$85	$2

Total Purchased Options				$461	$238

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE Russell 2000 Index	1,100.000	04/19/2014	23	$(90)	$(7)
Put - CBOE S&P 500 Index	1,760.000	05/17/2014	100	(179)	(100)

				$(269)	$(107)

OPTIONS ON SECURITIES

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE Advanced Micro Devices, Inc.	$3.500	04/19/2014	1,300	$(36)	$(6)
Call - CBOE Advanced Micro Devices, Inc.	4.000	04/19/2014	1,300	(35)	(25)
Call - CBOE Advanced Micro Devices, Inc.	5.000	04/19/2014	1,500	(44)	(4)
Put - CBOE Tenet Healthcare Corp.	40.000	05/17/2014	72	(9)	(8)

				$(124)	$(43)

Total Written Options				$(393)	$(150)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2014	481	$459	$397	$0
Russell 2000 Mini Index June Futures	Short	06/2014	50	(26)	0	(238)

Total Futures Contracts				$433	$397	$(238)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	41

Schedule of Investments PIMCO Convertible Fund (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	$	5,500	$(6)	$(254)	$27	$0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		2,000	(66)	(66)	10	0
Receive	6-Month JPY-LIBOR	1.000%	03/20/2024	JPY	2,000,000	(341)	32	22	0

						$(413)	$(288)	$59	$0

Total Swap Agreements						$(413)	$(288)	$59	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(f)	Securities with an aggregate market value of $1,887 and cash of $485 have been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(g)	Securities with an aggregate market value of $2,588 and cash of $974 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$238	$397	$59	$694	$(150)	$(238)	$0	$(388)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	604	$		829	$0	$(3)
	04/2014	$		275		AUD	309	12	0
	05/2014			20		BRL	46	0	0

BPS	04/2014		BRL	948	$		411	0	(7)
	04/2014	$		402		BRL	948	16	0

BRC	04/2014		AUD	307	$		278	0	(7)
	04/2014		BRL	578			249	0	(6)
	04/2014	$		256		BRL	578	0	(1)
	05/2014		JPY	21,300	$		210	4	0

CBK	04/2014	$		735		EUR	532	0	(2)
	05/2014		JPY	21,700	$		212	2	0
	05/2014	$		206		JPY	21,000	0	(3)

DUB	06/2014		GBP	110	$		183	1	0

FBF	04/2014		BRL	386			171	0	0
	04/2014	$		164		BRL	386	7	0
	05/2014		BRL	386	$		162	0	(6)

JPM	04/2014			344			152	0	0
	04/2014		CNY	32,588			5,132	0	(133)
	04/2014	$		147		BRL	344	5	0
	04/2014			13,482		CNY	82,745	0	(118)

RYL	04/2014			99		EUR	72	0	0
	05/2014		EUR	72	$		99	0	0

UAG	04/2014		BRL	1,181			498	0	(23)
	04/2014		CNY	50,158			8,140	41	0
	04/2014	$		507		BRL	1,181	14	(1)
	05/2014			494			1,181	22	0
	07/2014			8,111		CNY	50,158	0	(29)

Total Forward Foreign Currency Contracts								$124	$(339)

42	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
RYL	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	09/23/2014	$	150,000	$180	$220

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
MSX	Call - OTC USD versus CNH	CNH	6.205	05/15/2014	$	10,000	$42	$51

UAG	Call - OTC USD versus CNH		6.218	05/15/2014		15,000	63	61
	Call - OTC USD versus CNH		6.250	02/13/2015		10,000	82	109

							$187	$221

Total Purchased Options							$367	$441

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
RYL	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650%	09/23/2014	$	30,000	$(171)	$(111)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-21 5-Year Index	Sell	0.750%	06/18/2014	$	81,800	$(158)	$(96)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.800%	06/18/2014		47,600	(90)	(83)

							$(248)	$(179)

Total Written Options							$(419)	$(290)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in GBP		Premiums
Balance at 03/31/2013	0	$126,600	GBP	0	$(725)
Sales	10,546	1,297,600		15,000	(4,020)
Closing Buys	(6,251)	(1,138,200)		0	3,050
Expirations	0	(63,300)		(15,000)	404
Exercised	0	(63,300)		0	479

Balance at 03/31/2014	4,295	$159,400	GBP	0	$(812)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Newmont Mining Corp.	(1.000%	)	06/20/2017	0.930%	$ 5,000	$57	$(70)	$0	$(13)

MYC	Hewlett-Packard Co.	(1.000%	)	12/20/2018	0.718%	700	25	(34)	0	(9)

							$82	$(104)	$0	$(22)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	43

Schedule of Investments PIMCO Convertible Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$ 1,000	$(41)	$12	$0	$(29)

BRC	Indonesia Government International Bond	1.000%	03/20/2019	1.649%	1,000	(46)	16	0	(30)

CBK	Colombia Government International Bond	1.000%	03/20/2019	1.040%	1,000	(10)	8	0	(2)
	HCA, Inc.	2.400%	06/20/2014	0.550%	400	0	2	2	0
	Peru Government International Bond	1.000%	03/20/2019	1.074%	1,000	(11)	8	0	(3)

DUB	Panama Government International Bond	1.000%	03/20/2019	0.915%	1,000	(4)	9	5	0

GST	Valeant Pharmaceuticals International	5.000%	06/20/2016	0.680%	900	(14)	103	89	0

HUS	Mexico Government International Bond	1.000%	03/20/2019	0.836%	1,000	4	4	8	0
	Philippines Government International Bond	1.000%	03/20/2019	0.979%	1,000	(1)	3	2	0

						$(123)	$165	$106	$(64)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	1-Year BRL-CDI	10.410%	01/02/2015	BRL	33,100	$18	$(3)	$15	$0
	Pay	1-Year BRL-CDI	11.320%	01/04/2016		36,700	(39)	(1)	0	(40)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		12,500	(50)	(52)	0	(102)

BPS	Pay	1-Year BRL-CDI	11.470%	01/02/2017		68,400	(64)	(203)	0	(267)

GLM	Receive	1-Year BRL-CDI	10.890%	01/02/2015		17,900	(7)	(1)	0	(8)
	Receive	1-Year BRL-CDI	10.410%	01/02/2015		6,800	11	(8)	3	0

							$(131)	$(268)	$18	$(417)

Total Swap Agreements							$(172)	$(207)	$124	$(503)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $907 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$12	$0	$15	$27	$(3)	$(179)	$(171)	$(353)	$(326)	$270	$(56)
BPS	16	0	0	16	(7)	0	(267)	(274)	(258)	430	172
BRC	4	0	0	4	(14)	0	(43)	(57)	(53)	0	(53)
CBK	2	0	2	4	(5)	0	(5)	(10)	(6)	0	(6)
DUB	1	0	5	6	0	0	0	0	6	0	6
FBF	7	0	0	7	(6)	0	0	(6)	1	0	1
GLM	0	0	3	3	0	0	(8)	(8)	(5)	0	(5)
GST	0	0	89	89	0	0	0	0	89	(270)	(181)
HUS	0	0	10	10	0	0	0	0	10	0	10
JPM	5	0	0	5	(251)	0	0	(251)	(246)	207	(39)
MSX	0	51	0	51	0	0	0	0	51	0	51
MYC	0	0	0	0	0	0	(9)	(9)	(9)	(298)	(307)
RYL	0	220	0	220	0	(111)	0	(111)	109	(50)	59
UAG	77	170	0	247	(53)	0	0	(53)	194	(320)	(126)

Total Over the Counter	$124	$441	$124	$689	$(339)	$(290)	$(503)	$(1,132)

44	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$238	$0	$0	$238
Futures	0	0	397	0	0	397
Swap Agreements	0	0	0	0	59	59

	$0	$0	$635	$0	$59	$694

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$124	$0	$124
Purchased Options	0	0	0	221	220	441
Swap Agreements	0	106	0	0	18	124

	$0	$106	$0	$345	$238	$689

	$0	$106	$635	$345	$297	$1,383

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$150	$0	$0	$150
Futures	0	0	238	0	0	238

	$0	$0	$388	$0	$0	$388

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$339	$0	$339
Written Options	0	179	0	0	111	290
Swap Agreements	0	86	0	0	417	503

	$0	$265	$0	$339	$528	$1,132

	$0	$265	$388	$339	$528	$1,520

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(2,592)	$0	$0	$(2,592)
Written Options	0	0	358	0	0	358
Futures	0	0	5,532	0	(1,934)	3,598
Swap Agreements	0	3,801	0	0	(16,303)	(12,502)

	$0	$3,801	$3,298	$0	$(18,237)	$(11,138)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,886	$0	$1,886
Purchased Options	0	0	0	(15)	(470)	(485)
Written Options	0	1,544	0	0	805	2,349
Swap Agreements	0	3,213	0	0	516	3,729

	$0	$4,757	$0	$1,871	$851	$7,479

	$0	$8,558	$3,298	$1,871	$(17,386)	$(3,659)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	45

Schedule of Investments PIMCO Convertible Fund (Cont.)

March 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$197	$0	$0	$197
Written Options	0	0	243	0	0	243
Futures	0	0	(785)	0	472	(313)
Swap Agreements	0	(1,687)	0	0	(615)	(2,302)

	$0	$(1,687)	$(345)	$0	$(143)	$(2,175)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(860)	$0	$(860)
Purchased Options	0	0	0	34	40	74
Written Options	0	69	0	0	(239)	(170)
Swap Agreements	0	(3,771)	0	0	(268)	(4,039)

	$0	$(3,702)	$0	$(826)	$(467)	$(4,995)

	$0	$(5,389)	$(345)	$(826)	$(610)	$(7,170)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$850	$0	$850
Convertible Bonds & Notes
Banking & Finance	0	5,360	0	5,360
Industrials	0	109,123	0	109,123
Utilities	0	3,490	0	3,490
U.S. Treasury Obligations	0	508	0	508
Asset-Backed Securities	0	105	0	105
Common Stocks
Consumer Discretionary	3,630	0	0	3,630
Financials	2,059	0	0	2,059
Health Care	471	0	0	471
Information Technology	426	0	0	426
Warrants
Consumer Discretionary	57	0	0	57
Convertible Preferred Securities
Banking & Finance	21,427	0	0	21,427
Industrials	5,471	1,058	0	6,529
Utilities	12,698	0	0	12,698
Preferred Securities
Banking & Finance	3,827	0	0	3,827
Industrials	216	0	0	216

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short-Term Instruments
Repurchase Agreements	$0	$2,200	$0	$2,200
U.S. Treasury Bills	0	3,288	0	3,288

Total Investments	$50,282	$125,982	$0	$176,264

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	397	297	0	694
Over the counter	0	600	89	689
	$397	$897	$89	$1,383

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(238)	(150)	0	(388)
Over the counter	0	(1,132)	0	(1,132)
	$(238)	$(1,282)	$0	$(1,520)

Totals	$50,441	$125,597	$89	$176,127

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

46	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Credit Absolute Return Fund

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.7%

BANK LOAN OBLIGATIONS 8.5%
AABS Ltd.
5.031% due 01/10/2038		$2,410	$2,435
AerCap Holdings NV
1.750% due 02/24/2015		6,400	6,385
Air Medical Group Holdings, Inc.
5.000% due 06/30/2018		1,977	1,985
Alliance Boots Holdings Ltd.
3.963% due 07/10/2017	GBP	6,900	11,557
Ancestry.com, Inc.
4.500% due 12/28/2018		$1,831	1,841
Arch Coal, Inc.
6.250% due 05/16/2018		9,389	9,275
Ardagh Holdings USA, Inc.
1.000% due 12/17/2019		3,750	3,763
4.250% due 12/17/2019		1,197	1,203
Ardent Medical Services, Inc.
6.750% due 07/02/2018		1,975	1,985
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		737	739
BMC Software Finance, Inc.
5.000% due 09/10/2020		9,776	9,798
Calpine Construction Finance Co. LP
3.000% due 05/03/2020		1,985	1,955
Clear Channel Communications, Inc.
3.803% due 01/29/2016		1,500	1,484
Cooper Standard Holdings, Inc.
3.000% due 04/04/2021		2,100	2,108
CPG International, Inc.
4.750% due 09/30/2020		9,751	9,788
FMG Resources Pty. Ltd.
4.250% due 06/28/2019		722	729
Gardner Denver, Inc.
4.250% due 07/30/2020		9,287	9,294
Grifols Worldwide Operations Ltd.
3.154% due 02/27/2021		7,250	7,254
HD Supply, Inc.
4.000% due 06/28/2018		1,572	1,578
Ikaria, Inc.
5.000% due 02/12/2021		700	706
8.750% due 01/17/2022		500	508
Industrial Packaging Group
6.000% due 03/06/2015		11,700	11,645
International Lease Finance Corp.
2.986% due 02/13/2021		9,000	9,018
Ion Media Networks, Inc.
5.000% due 12/18/2020		2,294	2,323
La Quinta Intermediate Holdings LLC
4.250% due 02/19/2021		10,700	10,718
Las Vegas Sands LLC
3.250% due 12/20/2020		13,230	13,225
Mallinckrodt International Finance S.A
3.500% due 03/19/2021		4,200	4,208
Maxim Crane Works LP
10.250% due 11/26/2018		9,700	9,967
MGM Resorts International
3.500% due 12/20/2019		7,925	7,923
Multiplan, Inc.
6.000% due 03/31/2022		8,700	8,657
NGPL PipeCo LLC
6.750% due 09/15/2017		6,815	6,682
Ortho-Clinical Diagnostics, Inc.
7.000% due 02/12/2015		5,900	5,861
Pharmaceutical Product Development LLC
4.000% due 12/05/2018		2,271	2,281

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pinnacle Entertainment, Inc.
3.750% due 08/13/2020		$2,194	$2,203
RPI Financial Trust
2.484% due 11/09/2016		293	294
SBA Senior Finance LLC
3.250% due 03/24/2021		11,000	10,979
Seadrill Partners LLC
4.000% due 02/21/2021		6,584	6,576
Seven Seas Cruises SRL
3.750% due 12/21/2018		3,557	3,566
Univision Communications, Inc.
4.000% due 03/02/2020		2,573	2,574
Valeant Pharmaceuticals International, Inc.
3.750% due 02/13/2019		3,258	3,274
3.750% due 12/11/2019		1,970	1,980
Walter Energy, Inc.
7.250% due 04/02/2018		2,532	2,454
WMG Acquisition Corp.
3.750% due 07/01/2020		1,414	1,409
Ziggo NV
1.000% due 01/15/2022		3,170	3,144
3.250% due 01/15/2022		4,930	4,890

Total Bank Loan Obligations (Cost $219,315)			222,221

CORPORATE BONDS & NOTES 18.5%

BANKING & FINANCE 5.3%
Aviation Loan Trust
2.343% due 12/15/2022		3,465	3,255
Banco Daycoval S.A.
5.750% due 03/19/2019		3,400	3,442
Banque PSA Finance S.A.
2.143% due 04/04/2014		2,200	2,203
Blackstone CQP HoldCo LP
2.324% due 03/18/2019		17,000	16,905
Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018		9,750	10,481
Cantor Fitzgerald LP
6.375% due 06/26/2015		1,000	1,045
7.875% due 10/15/2019		9,300	9,878
CIT Group, Inc.
4.250% due 08/15/2017		6,850	7,192
5.000% due 05/15/2017		3,900	4,188
Fiat Finance & Trade S.A.
6.875% due 02/13/2015	EUR	700	1,006
7.625% due 09/15/2014		200	283
International Lease Finance Corp.
4.875% due 04/01/2015		$6,200	6,448
5.650% due 06/01/2014		100	101
5.750% due 05/15/2016		7,000	7,547
6.750% due 09/01/2016		2,400	2,682
8.625% due 09/15/2015		900	995
Jefferies Finance LLC
6.875% due 04/15/2022		2,200	2,227
7.375% due 04/01/2020		14,050	14,823
Jefferies LoanCore LLC
6.875% due 06/01/2020		300	306
LBG Capital PLC
15.000% due 12/21/2019	GBP	7,550	18,352
Nostrum Oil & Gas Finance BV
6.375% due 02/14/2019		$5,300	5,432
Piper Jaffray Cos.
4.734% due 11/30/2015		500	505
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		650	671

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Corp.
3.875% due 09/10/2015		$900	$932
5.500% due 01/15/2019		800	849
6.250% due 01/25/2016		1,000	1,079
8.450% due 06/15/2018		13,250	15,652
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		1,500	1,581

			140,060

INDUSTRIALS 9.5%
Algeco Scotsman Global Finance PLC
10.750% due 10/15/2019		2,750	3,059
Alliance Data Systems Corp.
5.250% due 12/01/2017		2,600	2,737
Almirall S.A.
4.625% due 04/01/2021	EUR	350	494
ALROSA Finance S.A.
7.750% due 11/03/2020		$17,100	18,211
Autodis S.A.
6.500% due 02/01/2019	EUR	900	1,281
Aviation Capital Group Corp.
6.750% due 04/06/2021		$3,600	4,004
BlueLine Rental Finance Corp.
7.000% due 02/01/2019		3,450	3,657
Brakes Capital
7.125% due 12/15/2018	GBP	800	1,367
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020		$9,300	8,277
Cemex Espana Luxembourg
9.875% due 04/30/2019		9,550	11,126
Cemex S.A.B. de C.V.
6.500% due 12/10/2019		800	853
7.250% due 01/15/2021		7,980	8,738
9.500% due 06/15/2018		7,800	9,028
CHC Helicopter S.A.
9.375% due 06/01/2021		4,900	5,218
Citgo Petroleum Corp.
11.500% due 07/01/2017		340	367
Columbus International, Inc.
7.375% due 03/30/2021		4,600	4,744
Commercial Vehicle Group, Inc.
7.875% due 04/15/2019		3,000	3,094
Continental Airlines Pass-Through Trust
9.250% due 11/10/2018		122	137
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		6,450	887
9.250% due 06/30/2020 ^		1,400	193
CPG Merger Sub LLC
8.000% due 10/01/2021		3,100	3,348
Crown Castle International Corp.
5.250% due 01/15/2023		805	822
Diamond Foods, Inc.
7.000% due 03/15/2019		400	415
Digicel Group Ltd.
7.125% due 04/01/2022 (a)		4,375	4,435
DISH DBS Corp.
7.125% due 02/01/2016		5,150	5,639
7.750% due 05/31/2015		200	215
Gardner Denver, Inc.
6.875% due 08/15/2021		2,800	2,898
HCA, Inc.
3.750% due 03/15/2019		14,800	14,892
Hiland Partners LP
7.250% due 10/01/2020		2,700	2,950
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		1,300	1,349

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	47

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kinetic Concepts, Inc.
12.500% due 11/01/2019		$4,503	$5,280
MCE Finance Ltd.
5.000% due 02/15/2021		2,600	2,613
Meccanica Holdings USA, Inc.
6.250% due 07/15/2019		4,975	5,367
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		1,200	1,224
Millar Western Forest Products Ltd.
8.500% due 04/01/2021		5,137	5,432
Mongolian Mining Corp.
8.875% due 03/29/2017		4,475	2,993
MPH Acquisition Holdings LLC
6.625% due 04/01/2022		3,625	3,729
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		2,500	2,613
Petrobras International Finance Co.
7.875% due 03/15/2019		5,500	6,302
Ply Gem Industries, Inc.
6.500% due 02/01/2022		10,255	10,396
Post Holdings, Inc.
6.750% due 12/01/2021		2,400	2,547
Premier Foods PLC
6.500% due 03/15/2021	GBP	1,000	1,713
QGOG Constellation S.A.
6.250% due 11/09/2019		$600	601
R&R Pik PLC
9.250% due 05/15/2018	EUR	4,900	6,919
Regency Energy Partners LP
5.500% due 04/15/2023		$2,800	2,835
5.875% due 03/01/2022		4,350	4,524
Rockies Express Pipeline LLC
6.850% due 07/15/2018		3,600	3,735
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017		2,600	2,717
U.S. Airways Pass-Through Trust
8.000% due 04/01/2021		5,127	5,742
UAL Pass-Through Trust
9.750% due 07/15/2018		168	194
USG Corp.
6.300% due 11/15/2016		6,000	6,525
9.750% due 01/15/2018		17,770	21,546
Vander Intermediate Holding Corp.
9.750% due 02/01/2019		650	687
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		3,075	3,179
9.125% due 04/30/2018		5,100	5,635
Virgin Australia Trust
6.000% due 04/23/2022		11,067	11,399

			250,882

UTILITIES 3.7%
DPL, Inc.
7.250% due 10/15/2021		15,800	16,392
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017		5,350	5,504
Gazprom OAO Via Gaz Capital S.A.
4.950% due 02/06/2028		20,300	17,509
Illinois Power Generating Co.
6.300% due 04/01/2020		4,250	3,602
NGPL PipeCo LLC
7.119% due 12/15/2017		8,435	8,329
Petrobras Global Finance BV
2.593% due 03/17/2017		22,400	22,540

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Communications, Inc.
6.000% due 12/01/2016	$100	$110
Sprint Corp.
7.125% due 06/15/2024	2,930	3,084
7.875% due 09/15/2023	720	794
VimpelCom Holdings BV
5.950% due 02/13/2023	7,450	6,891
7.504% due 03/01/2022	9,900	10,134
Westmoreland Coal Co.
10.750% due 02/01/2018	1,000	1,095
Westmoreland Escrow Corp.
10.750% due 02/01/2018	1,175	1,286

		97,270

Total Corporate Bonds & Notes (Cost $482,969)		488,212

MUNICIPAL BONDS & NOTES 0.0%

NEW YORK 0.0%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	700	638

Total Municipal Bonds & Notes (Cost $637)		638

U.S. TREASURY OBLIGATIONS 8.0%
U.S. Treasury Notes
0.250% due 08/31/2014	15,137	15,149
0.250% due 09/15/2014	118	118
0.250% due 11/30/2014	2,000	2,002
0.250% due 01/31/2015	19,900	19,924
0.250% due 02/28/2015	4,800	4,805
0.250% due 03/31/2015	4,600	4,606
0.500% due 08/15/2014 (i)	71,900	72,019
0.500% due 10/15/2014 (i)	33,610	33,688
2.750% due 11/15/2023	15,650	15,723
2.750% due 02/15/2024	42,300	42,403

Total U.S. Treasury Obligations (Cost $210,547)		210,437

MORTGAGE-BACKED SECURITIES 4.8%
Adjustable Rate Mortgage Trust
1.304% due 03/25/2035	2,923	2,309
American Home Mortgage Assets Trust
0.364% due 10/25/2046	1,161	756
0.424% due 11/25/2035	1,680	1,399
1.069% due 10/25/2046	93	68
American Home Mortgage Investment Trust
2.082% due 11/25/2045 ^	123	98
Banc of America Alternative Loan Trust
6.000% due 06/25/2046	965	824
16.601% due 09/25/2035	2,430	3,026
Banc of America Funding Corp.
2.756% due 09/20/2047	2,176	1,652
7.000% due 10/25/2037 ^	542	329
Banc of America Mortgage Trust
6.000% due 10/25/2036 ^	1,400	1,249
BCAP LLC Trust
0.364% due 04/25/2037	369	323
0.374% due 05/25/2047	718	531
0.481% due 06/26/2037	52	52
0.654% due 05/26/2035	95	89
Bear Stearns Adjustable Rate Mortgage Trust
2.380% due 02/25/2036	750	601
2.654% due 10/25/2035	39	39
2.976% due 05/25/2047 ^	1,388	1,168

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Alt-A Trust
2.356% due 04/25/2037		$918	$636
Berica Residential MBS SRL
0.616% due 03/31/2048	EUR	340	444
Chase Mortgage Finance Trust
2.699% due 09/25/2036		$393	349
Citigroup Mortgage Loan Trust, Inc.
6.000% due 11/25/2036		240	252
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		608	662
CitiMortgage Alternative Loan Trust
6.000% due 10/25/2036		487	427
Countrywide Alternative Loan Trust
0.314% due 12/25/2046 ^		2,152	1,985
0.324% due 11/25/2036		7,905	6,766
0.324% due 06/25/2046		740	607
0.324% due 05/25/2047		592	513
0.344% due 07/25/2046		1,155	927
0.344% due 08/25/2046		532	394
0.344% due 09/25/2046 ^		1,498	1,176
0.347% due 09/20/2046		824	622
0.367% due 03/20/2046		319	238
0.454% due 06/25/2035		1,485	1,222
0.464% due 11/25/2035		357	300
0.487% due 11/20/2035		2,199	1,762
0.554% due 04/25/2035		1,487	1,279
1.454% due 10/25/2035		689	571
1.529% due 08/25/2035		753	692
5.750% due 07/25/2035		399	356
6.000% due 03/25/2036		3,489	2,939
6.000% due 05/25/2036 ^		1,754	1,373
6.000% due 08/25/2036		881	792
6.000% due 01/25/2037 ^		623	556
6.000% due 04/25/2037		1,136	966
6.000% due 05/25/2037 ^		3,434	2,780
6.500% due 08/25/2037		2,427	1,766
Countrywide Home Loan Mortgage Pass-Through Trust
5.024% due 09/25/2037 ^		1,513	1,312
5.500% due 10/25/2035		490	476
5.750% due 07/25/2037		500	485
6.000% due 10/25/2034		39	41
6.000% due 07/25/2037		2,760	2,364
6.500% due 11/25/2036		3,933	3,626
Credit Suisse Mortgage Capital Certificates
4.889% due 07/27/2037		5,248	3,859
6.000% due 01/27/2047		1,201	1,239
7.112% due 12/29/2037		10,286	5,578
CSMC Mortgage-Backed Trust
6.000% due 07/25/2036		1,829	1,466
Deutsche ALT-A Securities, Inc.
0.254% due 08/25/2037		2,014	1,412
0.344% due 08/25/2047		2,742	2,293
First Horizon Alternative Mortgage Securities
2.208% due 08/25/2035		421	380
6.000% due 05/25/2036		24	21
6.000% due 07/25/2036 ^		125	110
Holmes Master Issuer PLC
1.632% due 10/15/2054	EUR	2,129	2,941
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037		$6,327	5,732
Impac Secured Assets Trust
0.304% due 11/25/2036		2,584	1,736
0.324% due 01/25/2037		9,197	7,520
IndyMac Mortgage Loan Trust
0.404% due 02/25/2037		500	285
2.434% due 07/25/2037		755	478

48	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.655% due 05/25/2037	$521	$363
4.668% due 11/25/2035 ^	1,156	964
6.250% due 11/25/2037 ^	630	558
JPMorgan Alternative Loan Trust
3.298% due 11/25/2036 ^	735	596
JPMorgan Mortgage Trust
2.634% due 10/25/2036	1,352	1,146
Lehman Mortgage Trust
6.000% due 09/25/2037 ^	2,991	2,881
Lehman XS Trust
0.314% due 03/25/2047	2,176	1,615
1.054% due 08/25/2047	1,086	787
MASTR Adjustable Rate Mortgages Trust
5.032% due 11/25/2034	844	847
Merrill Lynch Alternative Note Asset Trust
0.264% due 03/25/2037	3,563	1,527
Morgan Stanley Mortgage Loan Trust
2.509% due 11/25/2037	880	705
Residential Accredit Loans, Inc. Trust
0.344% due 07/25/2036	1,596	1,196
0.504% due 08/25/2035 ^	2,078	1,564
3.050% due 07/25/2035	140	134
3.432% due 12/26/2034	1,199	1,036
3.506% due 09/25/2035 ^	132	104
3.575% due 12/25/2035	856	709
6.000% due 10/25/2034	3,081	3,241
6.500% due 07/25/2037	467	365
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036	614	545
Structured Asset Mortgage Investments Trust
0.364% due 09/25/2047	6,000	3,985
1.529% due 12/25/2035	1,576	1,101
Structured Asset Securities Corp.
0.504% due 02/25/2035	646	610
Suntrust Adjustable Rate Mortgage Loan Trust
6.004% due 02/25/2037	1,560	1,552
TBW Mortgage-Backed Trust
0.354% due 09/25/2036	540	514
WaMu Mortgage Pass-Through Certificates
2.034% due 07/25/2047	221	157
2.355% due 09/25/2036 ^	1,447	1,294
2.414% due 08/25/2036	1,867	1,637
Wells Fargo Alternative Loan Trust
6.250% due 07/25/2037 ^	565	518
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 07/25/2037 ^	2,248	2,190

Total Mortgage-Backed Securities (Cost $120,652)		125,660

ASSET-BACKED SECURITIES 9.7%
Accredited Mortgage Loan Trust
0.284% due 02/25/2037	1,442	1,353
0.620% due 09/25/2035	2,221	1,797
ACE Securities Corp. Home Equity Loan Trust
0.294% due 07/25/2036	1,736	1,271
0.454% due 02/25/2036	1,300	1,010
0.594% due 11/25/2035	1,200	955
0.624% due 10/25/2035	3,700	2,980
0.704% due 12/25/2045	1,000	599
0.834% due 09/25/2035	1,300	966
Aegis Asset-Backed Securities Trust
1.654% due 03/25/2035 ^	2,000	1,759
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.594% due 08/25/2034	2,849	2,809
0.634% due 04/25/2035	700	668

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.674% due 05/25/2034		$1,778	$1,578
0.774% due 05/25/2035		1,000	763
1.144% due 11/25/2034		6,042	5,239
1.204% due 10/25/2033		670	612
Argent Securities Trust
0.344% due 03/25/2036		2,438	1,232
0.424% due 05/25/2036		3,503	1,289
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.384% due 01/25/2036		832	559
Asset-Backed Funding Certificates Trust
0.264% due 01/25/2037		3,269	1,931
0.774% due 04/25/2034		4,511	4,402
1.154% due 06/25/2037		724	495
1.204% due 03/25/2034		2,151	1,692
Asset-Backed Securities Corp. Home Equity Loan Trust
0.584% due 11/25/2035		3,557	3,415
0.604% due 11/25/2035		1,800	1,458
Bear Stearns Asset-Backed Securities Trust
0.264% due 02/25/2037		653	602
0.304% due 11/25/2036		881	633
0.314% due 08/25/2036		6,397	5,012
0.324% due 05/25/2036 ^		2,811	2,354
0.394% due 06/25/2047		400	333
0.504% due 12/25/2035		943	644
0.554% due 09/25/2046		345	279
0.604% due 08/25/2036		2,400	1,949
0.804% due 08/25/2035		700	642
0.834% due 10/25/2035		1,400	948
0.904% due 09/25/2035		2,000	1,901
1.404% due 08/25/2037		1,378	1,210
1.954% due 07/25/2034		1,300	1,131
Berica Asset-Backed Security SRL
0.613% due 12/30/2055	EUR	704	955
Carrington Mortgage Loan Trust
0.414% due 02/25/2037		$200	135
Citigroup Mortgage Loan Trust, Inc.
0.294% due 05/25/2037		764	730
0.554% due 11/25/2046		2,826	2,035
0.634% due 09/25/2035 ^		1,500	1,316
Countrywide Asset-Backed Certificates
0.294% due 07/25/2037		600	449
0.304% due 05/25/2037		3,166	2,654
0.324% due 05/25/2037		5,650	4,780
0.334% due 06/25/2036		2,769	2,657
0.334% due 09/25/2036		4,522	4,390
0.334% due 06/25/2047		2,500	2,114
0.374% due 09/25/2047		1,500	1,119
0.404% due 04/25/2036		965	945
0.444% due 06/25/2036		2,550	2,017
0.444% due 08/25/2036		1,300	1,003
0.539% due 11/25/2035		1,794	1,690
0.594% due 04/25/2036		2,000	1,534
0.624% due 02/25/2036		12,000	10,106
0.824% due 01/25/2035		4,089	3,961
1.054% due 04/25/2035		1,000	771
2.554% due 01/25/2034		926	726
5.251% due 12/25/2034		3,443	3,320
5.357% due 10/25/2046		1,347	1,159
Credit-Based Asset Servicing and Securitization LLC
0.304% due 11/25/2036		874	484
0.374% due 07/25/2037		1,906	1,228
0.724% due 07/25/2036		1,700	1,507
First Franklin Mortgage Loan Trust
0.294% due 12/25/2036		2,844	1,683
0.514% due 11/25/2035		1,200	735
0.634% due 12/25/2035		5,000	4,494

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fremont Home Loan Trust
0.324% due 02/25/2036	$778	$599
GSAA Home Equity Trust
0.384% due 03/25/2036	891	783
GSAMP Trust
0.274% due 12/25/2036	732	380
0.304% due 12/25/2046	898	500
0.384% due 12/25/2046	696	391
0.394% due 12/25/2035	1,817	1,649
0.889% due 09/25/2035 ^	6,052	5,145
Home Equity Loan Trust
0.384% due 04/25/2037	4,700	2,815
HSI Asset Securitization Corp. Trust
0.334% due 04/25/2037	700	444
0.374% due 12/25/2036	2,716	1,267
0.544% due 11/25/2035	1,600	1,034
JPMorgan Mortgage Acquisition Trust
0.264% due 02/25/2032	575	560
0.314% due 05/25/2037	1,000	850
0.344% due 03/25/2047	1,200	658
0.444% due 05/25/2035	1,000	871
Lehman XS Trust
0.324% due 01/25/2037	3,486	2,667
Long Beach Mortgage Loan Trust
0.584% due 11/25/2035	3,100	2,649
2.929% due 07/25/2033	2,715	2,456
MASTR Asset-Backed Securities Trust
0.264% due 08/25/2036	907	462
0.304% due 08/25/2036	2,052	1,053
0.324% due 10/25/2036	4,359	3,661
Merrill Lynch Mortgage Investors Trust
0.224% due 04/25/2047	2,633	1,496
0.264% due 08/25/2037	3,020	1,696
0.314% due 04/25/2037	2,500	1,256
0.464% due 08/25/2036	1,400	1,205
1.084% due 04/25/2036	4,500	4,049
Morgan Stanley ABS Capital, Inc. Trust
0.294% due 11/25/2036	2,094	1,302
0.304% due 06/25/2036	2,681	2,215
0.304% due 10/25/2036	2,850	1,548
0.304% due 12/25/2036	181	95
0.384% due 09/25/2036	1,200	685
0.404% due 03/25/2037	2,711	1,442
0.584% due 09/25/2035	700	600
0.624% due 07/25/2035	1,000	873
0.664% due 07/25/2035	1,116	1,011
Morgan Stanley Home Equity Loan Trust
0.504% due 04/25/2037	340	206
Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046	2,203	1,547
New Century Home Equity Loan Trust
3.154% due 01/25/2033	238	207
Nomura Home Equity Loan, Inc.
0.564% due 02/25/2036	900	757
0.744% due 09/25/2035	2,400	1,915
Option One Mortgage Loan Trust
0.294% due 01/25/2037	1,481	861
0.324% due 05/25/2037	1,535	902
Option One Mortgage Loan Trust Asset-Backed Certificates
0.344% due 01/25/2036	1,270	1,191
Ownit Mortgage Loan Trust
1.084% due 03/25/2036	1,500	1,447
Park Place Securities, Inc.
0.624% due 09/25/2035	4,100	3,434
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.644% due 08/25/2035	900	692
1.099% due 02/25/2035	1,011	1,014

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	49

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
People’s Financial Realty Mortgage Securities Trust
0.294% due 09/25/2036	$4,993	$1,983
RAAC Series
0.494% due 08/25/2036	1,000	855
Renaissance Home Equity Loan Trust
5.879% due 06/25/2037	2,170	1,233
Residential Asset Mortgage Products Trust
0.344% due 02/25/2036	5,894	5,646
Residential Asset Securities Corp. Trust
0.304% due 08/25/2036	1,839	1,668
0.314% due 06/25/2036	689	649
0.324% due 11/25/2036	1,000	807
0.404% due 08/25/2036	1,024	748
0.404% due 04/25/2037	2,800	2,410
0.554% due 12/25/2035	2,400	2,162
Saxon Asset Securities Trust
1.129% due 12/26/2034	1,340	1,046
Securitized Asset-Backed Receivables LLC Trust
0.404% due 03/25/2036	2,000	1,129
0.404% due 05/25/2036	1,375	783
SG Mortgage Securities Trust
0.334% due 02/25/2036	1,872	1,067
Soundview Home Loan Trust
0.334% due 05/25/2036	2,634	2,447
0.354% due 01/25/2037	5,900	4,209
0.394% due 07/25/2036	2,900	1,524
Specialty Underwriting & Residential Finance Trust
0.544% due 12/25/2036	1,400	1,111
0.979% due 05/25/2035	3,295	3,079
Springleaf Funding Trust
3.920% due 01/16/2023	9,500	9,756
Structured Asset Investment Loan Trust
0.304% due 09/25/2036	1,747	1,339
0.314% due 05/25/2036	738	540
0.644% due 08/25/2035	5,500	4,847
0.874% due 05/25/2035	2,500	2,132
1.129% due 01/25/2035	2,639	912
1.279% due 01/25/2035	1,024	106
1.534% due 04/25/2033	560	494
1.729% due 01/25/2035	1,102	55
1.879% due 01/25/2035 ^	1,317	23
Structured Asset Securities Corp.
0.294% due 09/25/2036	2,787	2,675
0.304% due 09/25/2036	1,270	1,005
0.324% due 12/25/2036	2,300	1,810
0.494% due 02/25/2036	1,000	829
0.524% due 04/25/2036	1,700	1,429
0.604% due 11/25/2035	5,200	4,451
0.654% due 11/25/2037	2,600	1,923
Truman Capital Mortgage Loan Trust
0.414% due 03/25/2036	1,663	1,559
Wells Fargo Home Equity Asset-Backed Securities Trust
0.614% due 12/25/2035	2,700	2,317

Total Asset-Backed Securities (Cost $246,927)		256,465

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.9%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	145,030	$56,745
10.000% due 01/01/2025		32,860	12,225
Junta de Castilla y Leon
6.505% due 03/01/2019	EUR	200	331
Slovenia Government International Bond
4.125% due 02/18/2019		$5,250	5,442
Xunta de Galicia
5.763% due 04/03/2017	EUR	1,500	2,340

Total Sovereign Issues (Cost $74,469)			77,083

		SHARES
COMMON STOCKS 3.3%

CONSUMER DISCRETIONARY 0.7%
Comcast Corp. ‘A’		254,226	12,717
General Motors Co.		144,664	4,979

			17,696

CONSUMER STAPLES 0.1%
ConAgra Foods, Inc.		87,696	2,721

ENERGY 0.9%
ONEOK, Inc.		107,556	6,373
Seadrill Partners LLC		132,217	3,966
Williams Cos., Inc.		312,731	12,691

			23,030

FINANCIALS 0.7%
Citigroup, Inc.		264,312	12,581
JPMorgan Chase & Co.		118,088	7,169

			19,750

HEALTH CARE 0.2%
Tenet Healthcare Corp. (b)		150,864	6,458

INDUSTRIALS 0.4%
ADT Corp.		91,042	2,727
Owens Corning		114,828	4,957
USG Corp. (b)		83,096	2,719

			10,403

UTILITIES 0.3%
ONE Gas, Inc. (b)		192,401	6,913

Total Common Stocks (Cost $88,078)			86,971

PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%
Ally Financial, Inc.
7.000% due 04/30/2014 (d)		13,832	13,731

Total Preferred Securities (Cost $13,292)			13,731

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 17.5%

REPURCHASE AGREEMENTS (e) 0.0%
		$236

SHORT-TERM NOTES 16.7%
Fannie Mae
0.080% due 07/14/2014	$63,000	62,994
0.120% due 09/24/2014	1,400	1,400
Federal Home Loan Bank
0.073% due 06/25/2014	67,200	67,197
0.085% due 07/16/2014	39,400	39,397
0.097% due 09/19/2014	59,500	59,489
Freddie Mac
0.100% due 07/01/2014 - 10/23/2014	190,300	190,266
0.110% due 11/18/2014	11,900	11,895
0.115% due 07/01/2014	8,106	8,105

		440,743

U.S. TREASURY BILLS 0.8%
0.062% due 04/17/2014 - 08/21/2014 (c)(g)(i)	20,271	20,270

Total Short-Term Instruments (Cost $461,159)		461,249

Total Investments in Securities (Cost $1,918,045)		1,942,667

	SHARES
INVESTMENTS IN AFFILIATES 28.0%

SHORT-TERM INSTRUMENTS 28.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 28.0%
PIMCO Short-Term Floating NAV Portfolio	62,343,599	623,748
PIMCO Short-Term Floating NAV Portfolio III	11,401,589	113,913

Total Short-Term Instruments (Cost $737,694)		737,661

Total Investments in Affiliates (Cost $737,694)		737,661

Total Investments 101.7% (Cost $2,655,739)		$2,680,328

Financial Derivative Instruments (f)(h) 0.2% (Cost or Premiums, net $3,134)		5,297

Other Assets and Liabilities, net (1.9%)		(49,530)

Net Assets 100.0%		$2,636,095

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Perpetual maturity, date shown represents next contractual call date.

50	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$236	Fannie Mae 2.260% due 10/17/2022	$(243)	$236	$236

Total Repurchase Agreements						$(243)	$236	$236

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $14,932 at a weighted average interest rate of (0.190%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)		Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$236	$0	$0	$0	$236		$(243)		$(7)

Total Borrowings and Other Financing Transactions	$236	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.000	05/23/2014	526	$(179)	$(199)
Call - CBOT U.S. Treasury 10-Year Note June Futures	125.500	05/23/2014	526	(143)	(120)

				$(322)	$(319)

Total Written Options				$(322)	$(319)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
5-Year Deliverable Interest Rate Swap June Futures	Long	06/2014	172	$(70)	$0	$0
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	2	(1)	0	0
90-Day Eurodollar March Futures	Long	03/2015	752	206	28	0
Call Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	899	(98)	62	0
Euro-Bund 10-Year Bond June Futures	Long	06/2014	6	3	0	(4)
Put Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	899	715	0	(15)
U.S. Treasury 5-Year Note June Futures	Long	06/2014	1,517	(1,388)	95	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	1,348	(249)	0	(84)

Total Futures Contracts				$(882)	$185	$(103)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
iTraxx Europe Crossover 20 5-Year Index	5.000%	12/20/2018	EUR 37,800	$6,197	$689	$321	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	51

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/18/2019		$358,200	$(772)	$(3,108)	$3	$0
Pay	3-Month USD-LIBOR	3.000%	06/20/2023		30,000	(1,174)	621	0	(42)
Pay	3-Month USD-LIBOR	3.000%	06/18/2024		134,000	807	3,889	0	(182)
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		43,200	(1,419)	(2,409)	219	0
Receive	6-Month EUR-EURIBOR	0.400%	03/14/2015	EUR	22,000	(29)	12	3	0
Pay	6-Month EUR-EURIBOR	1.250%	09/17/2019		3,000	25	13	0	(8)
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024		48,000	(512)	(728)	165	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	2,858,900	(597)	(634)	30	0

						$(3,671)	$(2,344)	$420	$(232)

Total Swap Agreements						$2,526	$(1,655)	$741	$(232)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(g)	Securities with an aggregate market value of $853 and cash of $13,467 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$185	$741	$926	$ (319)	$ (114)	$ (232)	$ (665)

(4)	Unsettled variation margin liability of $(11) for closed futures is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	94,035	$		129,067	$0	$(480)
	05/2014		BRL	19,027			8,300	0	(14)
	05/2014		EUR	7,902			10,891	6	0
	06/2014	$		1,738		GBP	1,051	14	0

BPS	04/2014		AUD	446	$		397	0	(16)
	05/2014	$		19,119		MXN	256,270	447	0
	06/2014		GBP	10	$		17	0	0

BRC	04/2014		BRL	102			44	0	(1)
	04/2014	$		45		BRL	102	0	0
	04/2014			80,393		EUR	58,423	94	0
	05/2014		AUD	1,116	$		1,028	0	(5)
	05/2014		JPY	1,137,000			11,223	204	0
	06/2014	$		8,528		GBP	5,153	58	0
	07/2014		BRL	61,379	$		25,255	0	(1,155)

CBK	04/2014		AUD	1,017			912	0	(32)
	04/2014		BRL	19,333			8,255	0	(266)
	04/2014	$		8,492		BRL	19,333	48	(19)
	04/2014			67		SGD	85	1	0
	05/2014		JPY	1,491,800	$		14,629	172	0
	05/2014	$		2		NOK	10	0	0
	06/2014		GBP	998	$		1,665	2	0

52	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
DUB	04/2014		BRL	5,432	$		2,400	$6	$0
	04/2014	$		2,277		BRL	5,432	117	0
	06/2014		GBP	11,858	$		19,727	0	(31)

FBF	04/2014		BRL	2,987			1,320	3	0
	04/2014	$		1,265		BRL	2,987	51	0
	04/2014			2,048		EUR	1,475	0	(16)
	06/2014		RUB	49,462	$		1,330	0	(53)

GLM	06/2014		GBP	11,654			19,526	108	0

HUS	04/2014		BRL	38,291			16,390	0	(485)
	04/2014	$		16,920		BRL	38,291	0	(45)
	04/2014			35,159		EUR	25,496	7	(43)
	06/2014		BRL	40,000	$		16,834	0	(511)

JPM	06/2014	$		665		RUB	24,731	26	0

MSC	04/2014			27			896	0	(1)
	04/2014		ZAR	7,063	$		651	0	(19)
	06/2014	$		665		RUB	24,731	26	0
	08/2014		BRL	3,638	$		1,507	0	(44)

RYL	04/2014	$		11,906		EUR	8,642	0	0
	05/2014		EUR	8,642	$		11,905	1	0

UAG	04/2014		BRL	54,594			23,943	54	(172)
	04/2014	$		22,906		BRL	54,595	1,155	0
	05/2014		BRL	44,564	$		18,644	0	(829)

Total Forward Foreign Currency Contracts								$2,600	$(4,237)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	1,900	$151	$191

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.850%	03/04/2015		52,500	2,441	1,929

								$2,592	$2,120

Total Purchased Options								$2,592	$2,120

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	8,000	$(150)	$(227)

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.376%	03/04/2015		111,800	(2,441)	(2,361)

								$(2,591)	$(2,588)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	04/16/2014	$	20,000	$(10)	$(13)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014	EUR	99,200	(346)	(290)

CBK	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	04/16/2014	$	134,700	(71)	(85)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.800%	06/18/2014		37,250	(67)	(34)
	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.650%	04/16/2014	EUR	105,300	(72)	(78)

JPM	Put - OTC CDX.IG-21 5-Year Index	Sell	0.800%	06/18/2014	$	37,250	(69)	(34)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.000%	06/18/2014	EUR	96,400	(232)	(73)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		82,800	(305)	(242)

							$(1,172)	$(849)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC USD versus RUB	RUB	39.050	06/11/2014	$5,300	$(49)	$(17)

FBF	Call - OTC USD versus RUB		39.100	06/11/2014	5,300	(49)	(17)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	53

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
UAG	Call - OTC USD versus BRL	BRL	2.551	06/12/2014	$13,680	$(142)	$(32)
	Call - OTC USD versus BRL		2.515	06/13/2014	5,950	(59)	(20)

						$(299)	$(86)

Total Written Options						$(4,062)	$(3,523)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at 03/31/2013	14	$89,800	EUR	70,000	GBP	0	$(665)
Sales	3,739	1,731,830		769,900		23,700	(9,539)
Closing Buys	0	(620,500)		0		0	1,287
Expirations	(1,934)	(739,300)		(434,200)		(23,700)	4,148
Exercised	(767)	(82,600)		(22,000)		0	385

Balance at 03/31/2014	1,052	$379,230	EUR	383,700	GBP	0	$(4,384)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Motorola Solutions, Inc.	(1.000%	)	12/20/2016	0.256%	$ 1,350	$1	$(28)	$0	$(27)
	Wyndham Worldwide Corp.	(1.000%	)	12/20/2016	0.295%	1,000	44	(64)	0	(20)

BPS	Motorola Solutions, Inc.	(1.000%	)	03/20/2018	0.414%	3,900	0	(91)	0	(91)

BRC	Arrow Electronics, Inc.	(1.000%	)	12/20/2018	0.741%	4,900	12	(72)	0	(60)
	Avnet, Inc.	(1.000%	)	12/20/2018	0.818%	11,400	56	(154)	0	(98)
	Computer Sciences Corp.	(5.000%	)	12/20/2018	0.662%	4,600	(851)	(72)	0	(923)
	Xerox Corp.	(1.000%	)	12/20/2018	0.901%	3,900	47	(66)	0	(19)

DUB	21st Century Fox America, Inc.	(1.000%	)	06/20/2017	0.173%	225	(2)	(4)	0	(6)
	Computer Sciences Corp.	(5.000%	)	12/20/2018	0.662%	3,200	(589)	(54)	0	(643)
	DIRECTV Holdings LLC	(1.000%	)	09/20/2017	0.510%	800	17	(31)	0	(14)
	DIRECTV Holdings LLC	(1.000%	)	12/20/2018	0.831%	7,900	76	(140)	0	(64)

FBF	21st Century Fox America, Inc.	(1.000%	)	03/20/2018	0.241%	3,500	(88)	(18)	0	(106)
	CA, Inc.	(1.000%	)	12/20/2018	0.531%	9,800	(90)	(124)	0	(214)
	Computer Sciences Corp.	(5.000%	)	12/20/2018	0.662%	2,700	(499)	(43)	0	(542)
	DIRECTV Holdings LLC	(1.000%	)	09/20/2017	0.510%	825	20	(34)	0	(14)

GST	Arrow Electronics, Inc.	(1.000%	)	12/20/2018	0.741%	5,400	47	(113)	0	(66)
	Avnet, Inc.	(1.000%	)	12/20/2018	0.818%	2,750	38	(62)	0	(24)
	CA, Inc.	(1.000%	)	12/20/2018	0.531%	15,000	(133)	(195)	0	(328)
	DIRECTV Holdings LLC	(1.000%	)	12/20/2018	0.831%	2,000	20	(36)	0	(16)
	Texas Instruments, Inc.	(1.000%	)	09/20/2017	0.237%	1,300	(38)	3	0	(35)

JPM	Arrow Electronics, Inc.	(1.000%	)	12/20/2018	0.741%	8,800	13	(120)	0	(107)
	Avnet, Inc.	(1.000%	)	12/20/2018	0.818%	11,400	61	(160)	0	(99)
	DIRECTV Holdings LLC	(1.000%	)	12/20/2018	0.831%	7,000	185	(242)	0	(57)
	Xerox Corp.	(1.000%	)	12/20/2018	0.901%	16,800	256	(337)	0	(81)

MYC	Arrow Electronics, Inc.	(1.000%	)	03/20/2017	0.371%	1,390	27	(53)	0	(26)
	Avnet, Inc.	(1.000%	)	12/20/2018	0.818%	1,300	16	(27)	0	(11)
	CA, Inc.	(1.000%	)	12/20/2018	0.531%	2,100	(17)	(29)	0	(46)
	Macy’s Retail Holdings, Inc.	(1.000%	)	09/20/2018	0.537%	7,900	(15)	(148)	0	(163)

UAG	21st Century Fox America, Inc.	(1.000%	)	06/20/2017	0.173%	1,525	(13)	(28)	0	(41)
	DIRECTV Holdings LLC	(1.000%	)	09/20/2017	0.510%	1,050	22	(40)	0	(18)

							$(1,377)	$(2,582)	$0	$(3,959)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	China Government International Bond	1.000%	03/20/2019	0.868%	$24,300	$59	$102	$161	$0
	Italy Government International Bond	1.000%	12/20/2018	1.248%	2,300	(115)	90	0	(25)
	KB Home	5.000%	09/20/2018	2.529%	3,000	150	165	315	0

54	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Russia Government International Bond	1.000%	03/20/2016	1.510%	$	20,300	$(333)	$138	$0	$(195)
	Virgin Media Finance PLC	5.000%	03/20/2019	2.539%	EUR	2,100	233	101	334	0

BRC	Cemex SAB de CV	5.000%	12/20/2018	3.894%	$	2,250	24	82	106	0
	Community Health Systems, Inc.	5.000%	12/20/2018	2.814%		5,800	374	188	562	0
	Community Health Systems, Inc.	5.000%	03/20/2019	3.002%		6,000	465	89	554	0
	Lafarge S.A.	1.000%	12/20/2020	2.500%	EUR	9,700	(1,698)	497	0	(1,201)
	Peugeot S.A.	1.000%	09/20/2016	1.222%		350	(67)	65	0	(2)
	Russia Government International Bond	1.000%	03/20/2016	1.510%	$	3,450	(69)	36	0	(33)
	Tenet Healthcare Corp.	5.000%	12/20/2018	2.867%		1,600	122	29	151	0
	UPC Holding BV	5.000%	03/20/2019	2.540%	EUR	3,100	286	207	493	0
	UPC Holding BV	5.000%	03/20/2021	3.335%		20,650	2,016	867	2,883	0
	UPC Holding BV	5.000%	09/20/2022	3.544%		4,400	251	360	611	0
	Virgin Media Finance PLC	5.000%	03/20/2019	2.539%		4,800	416	347	763	0
	Virgin Media Finance PLC	5.000%	03/20/2021	3.338%		4,850	272	404	676	0

CBK	China Government International Bond	1.000%	03/20/2019	0.868%	$	800	2	3	5	0
	Russia Government International Bond	1.000%	03/20/2016	1.510%		6,700	(93)	29	0	(64)
	Safeway, Inc.	1.000%	03/20/2019	3.038%		700	(75)	11	0	(64)
	UPC Holding BV	5.000%	03/20/2019	2.540%	EUR	5,000	442	352	794	0
	UPC Holding BV	5.000%	03/20/2021	3.335%		2,000	278	1	279	0
	USG Corp.	5.000%	03/20/2018	1.670%	$	4,900	603	27	630	0

DUB	Community Health Systems, Inc.	5.000%	03/20/2021	3.773%		6,000	362	71	433	0
	Italy Government International Bond	1.000%	12/20/2016	0.851%		11,100	(128)	176	48	0
	Italy Government International Bond	1.000%	12/20/2018	1.248%		7,100	(331)	254	0	(77)
	Tenet Healthcare Corp.	5.000%	03/20/2021	3.820%		5,400	326	49	375	0

FBF	Forest Oil Corp.	5.000%	03/20/2018	9.006%		1,600	(64)	(127)	0	(191)

GST	Community Health Systems, Inc.	5.000%	03/20/2021	3.773%		6,900	462	37	499	0
	D.R. Horton, Inc.	1.000%	12/20/2020	2.248%		6,100	(634)	183	0	(451)
	D.R. Horton, Inc.	1.000%	03/20/2021	2.307%		4,400	(291)	(59)	0	(350)
	Forest Oil Corp.	5.000%	03/20/2017	8.849%		700	(25)	(40)	0	(65)
	Forest Oil Corp.	5.000%	03/20/2018	9.006%		3,200	(96)	(285)	0	(381)
	Forest Oil Corp.	5.000%	06/20/2018	9.017%		1,000	(32)	(93)	0	(125)
	Sprint Communications, Inc.	5.000%	12/20/2020	3.279%		7,500	394	357	751	0
	SuperValu, Inc.	5.000%	03/20/2019	3.792%		3,050	122	47	169	0
	Tenet Healthcare Corp.	5.000%	03/20/2019	3.047%		4,400	380	16	396	0
	Tenet Healthcare Corp.	5.000%	03/20/2021	3.820%		8,100	552	11	563	0
	USG Corp.	5.000%	09/20/2018	1.891%		1,800	126	114	240	0
	USG Corp.	5.000%	03/20/2019	2.150%		2,300	287	21	308	0

HUS	Italy Government International Bond	1.000%	12/20/2016	0.851%		24,100	(234)	339	105	0

JPM	Italy Government International Bond	1.000%	12/20/2016	0.851%		7,000	(39)	70	31	0
	Russia Government International Bond	1.000%	03/20/2016	1.510%		2,550	(52)	28	0	(24)
	Safeway, Inc.	1.000%	03/20/2019	3.038%		900	(81)	(3)	0	(84)
	SuperValu, Inc.	5.000%	03/20/2019	3.792%		6,250	250	96	346	0

MYC	Community Health Systems, Inc.	5.000%	12/20/2018	2.814%		5,800	363	199	562	0
	Community Health Systems, Inc.	5.000%	03/20/2019	3.002%		5,700	476	50	526	0
	Forest Oil Corp.	5.000%	03/20/2019	9.356%		3,600	(378)	(159)	0	(537)
	Italy Government International Bond	1.000%	12/20/2018	1.248%		100	(5)	4	0	(1)
	KB Home	5.000%	09/20/2018	2.529%		4,200	206	235	441	0
	Tenet Healthcare Corp.	5.000%	12/20/2018	2.867%		4,600	353	82	435	0

							$5,812	$5,863	$15,545	$(3,870)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	55

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	1,750	$23	$(8)	$15	$0
	Pay	28-Day MXN-TIIE	6.750%	09/02/2022	MXN	16,300	26	5	31	0

BPS	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		83,600	32	90	122	0

BRC	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	16,500	207	(72)	135	0
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	41,900	(22)	109	87	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		58,800	49	37	86	0

GLM	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	29,150	373	(135)	238	0
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	3,400	0	7	7	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		21,000	7	24	31	0

HUS	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		75,600	57	99	156	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		50,100	47	26	73	0

JPM	Pay	28-Day MXN-TIIE	5.750%	06/11/2018		418,000	(52)	785	733	0

MYC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		24,000	2	47	49	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		5,500	(1)	3	2	0
	Pay	28-Day MXN-TIIE	5.250%	09/06/2019		100	0	0	0	0
	Pay	28-Day MXN-TIIE	5.000%	02/22/2023		183,300	(261)	(1,157)	0	(1,418)

SOG	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		8,900	4	9	13	0

							$491	$(131)	$1,778	$(1,418)

Total Swap Agreements							$4,926	$3,150	$17,323	$(9,247)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $4,842 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$20	$0	$856	$876	$(494)	$0	$(267)	$(761)	$115	$0	$115
BPS	447	0	122	569	(16)	(303)	(91)	(410)	159	(280)	(121)
BRC	356	0	7,107	7,463	(1,161)	0	(2,336)	(3,497)	3,966	(3,040)	926
CBK	223	0	1,708	1,931	(317)	(197)	(128)	(642)	1,289	(1,020)	269
DUB	123	191	856	1,170	(31)	(244)	(804)	(1,079)	91	0	91
FBF	54	0	0	54	(69)	(17)	(1,067)	(1,153)	(1,099)	1,137	38
GLM	108	0	276	384	0	0	0	0	384	(480)	(96)
GST	0	0	2,926	2,926	0	0	(1,841)	(1,841)	1,085	(1,090)	(5)
HUS	7	0	334	341	(1,084)	0	0	(1,084)	(743)	811	68
JPM	26	0	1,110	1,136	0	(349)	(452)	(801)	335	(547)	(212)
MSC	26	0	0	26	(64)	0	0	(64)	(38)	0	(38)
MYC	0	1,929	2,015	3,944	0	(2,361)	(2,202)	(4,563)	(619)	2,894	2,275
RYL	1	0	0	1	0	0	0	0	1	0	1
SOG	0	0	13	13	0	0	0	0	13	0	13
UAG	1,209	0	0	1,209	(1,001)	(52)	(59)	(1,112)	97	0	97

Total Over the Counter	$2,600	$2,120	$17,323	$22,043	$(4,237)	$(3,523)	$(9,247)	$(17,007)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

56	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$185	$185
Swap Agreements	0	321	0	0	420	741

	$0	$321	$0	$0	$605	$926

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,600	$0	$2,600
Purchased Options	0	0	0	0	2,120	2,120
Swap Agreements	0	15,545	0	0	1,778	17,323

	$0	$15,545	$0	$2,600	$3,898	$22,043

	$0	$15,866	$0	$2,600	$4,503	$22,969

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$319	$319
Futures	0	0	0	0	114	114
Swap Agreements	0	0	0	0	232	232

	$0	$0	$0	$0	$665	$665

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,237	$0	$4,237
Written Options	0	849	0	86	2,588	3,523
Swap Agreements	0	7,829	0	0	1,418	9,247

	$0	$8,678	$0	$4,323	$4,006	$17,007

	$0	$8,678	$0	$4,323	$4,671	$17,672

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$486	$486
Futures	0	0	0	0	(567)	(567)
Swap Agreements	0	(9,676)	0	0	(2,254)	(11,930)

	$0	$(9,676)	$0	$0	$(2,335)	$(12,011)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11,347)	$0	$(11,347)
Purchased Options	0	(76)	0	0	0	(76)
Written Options	0	502	0	10	3,864	4,376
Swap Agreements	0	6,821	0	0	(6,733)	88

	$0	$7,247	$0	$(11,337)	$(2869)	$(6,959)

	$0	$(2,429)	$0	$(11,337)	$(5,204)	$(18,970)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	(882)	(882)
Swap Agreements	0	2,316	0	0	(2,272)	44

	$0	$2,316	$0	$0	$(3,153)	$(837)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,062)	$0	$(3,062)
Purchased Options	0	72	0	0	(488)	(416)
Written Options	0	254	0	200	(198)	256
Swap Agreements	0	2,625	0	0	(234)	2,391

	$0	$2,951	$0	$(2,862)	$(920)	$(831)

	$0	$5,267	$0	$(2,862)	$(4,073)	$(1,668)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	57

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$211,388	$10,833	$222,221
Corporate Bonds & Notes
Banking & Finance	0	119,900	20,160	140,060
Industrials	0	233,410	17,472	250,882
Utilities	0	97,270	0	97,270
Municipal Bonds & Notes
New York	0	638	0	638
U.S. Treasury Obligations	0	210,437	0	210,437
Mortgage-Backed Securities	0	125,660	0	125,660
Asset-Backed Securities	0	246,709	9,756	256,465
Sovereign Issues	0	77,083	0	77,083
Common Stocks
Consumer Discretionary	17,696	0	0	17,696
Consumer Staples	2,721	0	0	2,721
Energy	23,030	0	0	23,030
Financials	19,750	0	0	19,750
Health Care	6,458	0	0	6,458
Industrials	10,403	0	0	10,403
Utilities	6,913	0	0	6,913
Preferred Securities
Banking & Finance	0	13,731	0	13,731
Short-Term Instruments
Repurchase Agreements	0	236	0	236
Short-Term Notes	0	440,743	0	440,743
U.S. Treasury Bills	0	20,270	0	20,270
	$86,971	$1,797,475	$58,221	$1,942,667

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$737,661	$0	$0	$737,661

Total Investments	$824,632	$1,797,475	$58,221	$2,680,328

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	185	741	0	926
Over the counter	0	22,043	0	22,043
	$185	$22,784	$0	$22,969

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(103)	(551)	0	(654)
Over the counter	0	(17,007)	0	(17,007)
	$(103)	$(17,558)	$0	$(17,661)

Totals	$824,714	$1,802,701	$58,221	$2,685,636

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2014 (1)
Investments in Securities, at Value
Bank Loan Obligations	$8,788	$8,931	$(5,562)	$0	$(6)	$(72)	$739	$(1,985)	$10,833	$(2)
Corporate Bonds & Notes
Banking & Finance	4,017	17,000	(319)	22	21	(76)	0	(505)	20,160	(81)
Industrials	4,622	37,789	(24,376)	(52)	(762)	251	0	0	17,472	249
Asset-Backed Securities	0	9,304	0	28	0	424	0	0	9,756	424

Totals	$17,427	$73,024	$(30,257)	$(2)	$(747)	$527	$739	$(2,490)	$58,221	$590

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$2,435	Benchmark Pricing	Base Price	101.75
	8,398	Third-Party Vendor	Broker Quote	100.25-100.50
Corporate Bonds & Notes
Banking & Finance	20,160	Benchmark Pricing	Base Price	94.00-100.00
Industrials	17,472	Third-Party Vendor	Broker Quote	103.00-115.00
Asset-Backed Securities	9,756	Benchmark Pricing	Base Price	102.63

Total	$58,221

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

58	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Diversified Income Fund

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.5%

BANK LOAN OBLIGATIONS 3.7%
AerCap Holdings NV
1.750% due 02/24/2015		$16,600	$16,562
AES Corp.
3.750% due 06/01/2018		2,276	2,288
Albertson’s LLC
4.250% due 03/21/2016		5,270	5,307
Alliance Boots Holdings Ltd.
3.963% due 07/10/2017	GBP	11,500	19,261
Biomet, Inc.
3.654% - 3.733% due 07/25/2017		$10,146	10,171
CCM Merger, Inc.
5.000% due 03/01/2017		1,641	1,650
Community Health Systems, Inc.
4.250% due 01/27/2021		3,990	4,029
CSC Holdings, Inc.
2.653% due 04/17/2020		16,376	16,211
DaVita, Inc.
2.660% due 11/01/2017		3,656	3,667
4.000% due 11/01/2019		5,995	6,039
4.500% due 10/20/2016		97	98
Dell, Inc.
4.500% due 04/29/2020		9,385	9,333
FMG Resources Pty. Ltd.
4.250% due 06/28/2019		7,816	7,886
H.J. Heinz Co.
3.500% due 06/05/2020		22,331	22,483
HCA, Inc.
2.653% due 05/01/2016		6,368	6,374
Hertz Corp.
3.000% due 03/11/2018		3,378	3,367
Hilton Worldwide Finance LLC
4.000% due 10/26/2020		5,547	5,564
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019		7,671	7,700
Novelis, Inc.
3.750% due 03/10/2017		2,903	2,908
NRG Energy, Inc.
2.750% due 07/02/2018		11,932	11,848
Ortho-Clinical Diagnostics, Inc.
7.000% due 02/12/2015		10,000	9,933
Pinnacle Entertainment, Inc.
3.750% due 08/15/2016		268	269
3.750% due 08/13/2020		1,538	1,545
Realogy Corp.
4.500% due 03/05/2020		3,465	3,491
Station Casinos LLC
4.250% due 03/02/2020		13,464	13,523
Terex Corp.
3.500% due 04/28/2017		1,499	1,508
TWCC Holding Corp.
3.500% due 02/13/2017		1,892	1,862
UPC Financing Partnership
3.985% due 03/31/2021	EUR	5,374	7,493

Total Bank Loan Obligations (Cost $198,949)			202,370

CORPORATE BONDS & NOTES 69.5%

BANKING & FINANCE 26.4%
AIG SunAmerica Global Financing
6.900% due 03/15/2032		$220	284
Ally Financial, Inc.
3.635% due 06/20/2014		25,925	26,145

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 06/26/2015		$2,600	$2,699
5.500% due 02/15/2017		15,000	16,350
6.250% due 12/01/2017		9,500	10,640
7.500% due 09/15/2020		1,300	1,550
8.000% due 03/15/2020		1,100	1,331
American Express Co.
7.250% due 05/20/2014		1,700	1,715
American International Group, Inc.
6.250% due 05/01/2036		8,900	11,071
8.175% due 05/15/2068		2,400	3,165
Aviation Loan Trust
2.343% due 12/15/2022		2,918	2,741
Banco Bradesco S.A.
2.336% due 05/16/2014		12,900	12,905
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		3,500	3,701
Banco del Estado de Chile
4.125% due 10/07/2020		1,900	1,975
Banco do Brasil S.A.
3.875% due 10/10/2022		1,900	1,772
4.500% due 01/20/2016	EUR	15,700	22,602
6.000% due 01/22/2020		$6,600	7,219
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	9,000	14,135
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$6,800	7,080
4.625% due 02/13/2017		40,600	42,934
Banco Santander Chile
3.875% due 09/20/2022		6,380	6,220
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander
4.125% due 11/09/2022		61,160	60,166
Banco Votorantim S.A.
5.250% due 02/11/2016		17,700	18,364
Bangkok Bank PCL
2.750% due 03/27/2018		1,800	1,795
Bank of America Corp.
1.008% due 05/23/2017	EUR	300	408
5.000% due 05/13/2021		$2,900	3,203
Bank of America N.A.
6.000% due 06/15/2016		800	881
Bank of Baroda
5.000% due 08/24/2016		1,000	1,054
Bank of Scotland PLC
7.286% due 05/31/2016 (e)	GBP	600	1,076
Bankia S.A.
3.500% due 12/14/2015	EUR	1,400	2,010
3.625% due 10/05/2016		700	1,019
4.250% due 07/05/2016		100	147
4.375% due 02/14/2017		3,900	5,735
Banque PSA Finance S.A.
4.250% due 02/25/2016		400	578
Barclays Bank PLC
7.625% due 11/21/2022		$23,500	25,967
10.000% due 05/21/2021	GBP	16,600	36,267
10.179% due 06/12/2021		$7,280	9,797
14.000% due 06/15/2019 (e)	GBP	5,400	12,217
BBVA Banco Continental S.A.
3.250% due 04/08/2018		$2,000	2,015
BBVA Bancomer S.A.
4.500% due 03/10/2016		21,900	23,269
6.500% due 03/10/2021		1,400	1,521
7.250% due 04/22/2020		2,500	2,778
Blackstone CQP HoldCo LP
2.324% due 03/18/2019		22,000	21,877
BM&FBovespa S.A.
5.500% due 07/16/2020		1,500	1,609

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BNP Paribas S.A.
5.186% due 06/29/2015 (e)		$400	$413
7.195% due 06/25/2037 (e)		9,000	9,652
BPCE S.A.
12.500% due 09/30/2019 (e)	EUR	4,869	9,101
Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018		$13,100	14,082
Cantor Fitzgerald LP
7.875% due 10/15/2019		2,500	2,655
Catlin Insurance Co. Ltd.
7.249% due 01/19/2017 (e)		460	478
CBA Capital Trust
6.024% due 03/15/2016 (e)		4,400	4,669
CIT Group, Inc.
4.250% due 08/15/2017		27,300	28,665
Citigroup, Inc.
0.977% due 05/31/2017	EUR	5,600	7,582
5.500% due 10/15/2014		$1,333	1,368
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.500% due 01/11/2021		1,300	1,409
6.875% due 03/19/2020	EUR	18,500	30,106
11.000% due 06/30/2019 (e)		$23,488	31,239
Corp. Andina de Fomento
8.125% due 06/04/2019		2,290	2,863
Credit Agricole S.A.
7.875% due 01/23/2024 (e)		1,000	1,058
8.125% due 09/19/2033		1,000	1,146
8.375% due 10/13/2019 (e)		9,230	10,522
Credit Suisse
6.500% due 08/08/2023		27,500	30,250
Credit Suisse Group AG
7.500% due 12/11/2023 (e)		7,200	7,830
Denali Borrower LLC
5.625% due 10/15/2020		16,900	17,238
DNB Boligkreditt A/S
2.900% due 03/29/2017		1,000	1,042
Doctors Co.
6.500% due 10/15/2023		10,425	10,382
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		17,176	17,821
E*TRADE Financial Corp.
6.000% due 11/15/2017		1,000	1,056
6.375% due 11/15/2019		4,000	4,370
Export-Import Bank of India
4.000% due 08/07/2017		3,600	3,762
Fiat Finance & Trade S.A.
7.000% due 03/23/2017	EUR	4,300	6,568
7.625% due 09/15/2014		10,600	14,989
Fidelity National Financial, Inc.
5.500% due 09/01/2022		$1,000	1,067
FirstRand Bank Ltd.
4.375% due 06/09/2016		700	732
Ford Motor Credit Co. LLC
8.125% due 01/15/2020		8,500	10,735
General Electric Capital Corp.
4.625% due 09/15/2066	EUR	10,000	14,379
General Motors Financial Co., Inc.
2.750% due 05/15/2016		$6,750	6,855
3.250% due 05/15/2018		1,200	1,215
GMAC International Finance BV
7.500% due 04/21/2015	EUR	6,450	9,420
Goldman Sachs Group, Inc.
5.250% due 07/27/2021		$2,100	2,329
5.750% due 01/24/2022		25,000	28,397
6.000% due 05/01/2014		300	301
6.150% due 04/01/2018		5,975	6,838
7.500% due 02/15/2019		4,350	5,270

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	59

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		$11,700	$13,315
6.375% due 04/15/2021		2,000	2,274
HBOS Capital Funding LP
6.461% due 11/30/2018 (e)	GBP	900	1,592
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021		$6,000	6,657
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018 ^		1,305	100
Hockey Merger Sub, Inc.
7.875% due 10/01/2021		800	858
HSBC Bank USA N.A.
4.625% due 04/01/2014		400	400
4.875% due 08/24/2020		500	544
HSBC Capital Funding LP
10.176% due 06/30/2030 (e)		1,350	1,947
HSBC Finance Corp.
6.676% due 01/15/2021		6,000	7,012
HSBC Holdings PLC
6.500% due 09/15/2037		125	148
7.625% due 05/17/2032		2,300	2,986
International Lease Finance Corp.
5.650% due 06/01/2014		375	378
Intesa Sanpaolo SpA
3.125% due 01/15/2016		25,800	26,428
6.500% due 02/24/2021		24,000	27,107
IPIC GMTN Ltd.
5.500% due 03/01/2022		600	680
Itau Unibanco Holding S.A.
5.650% due 03/19/2022		10,200	10,289
Jefferies Finance LLC
7.375% due 04/01/2020		3,050	3,218
JPMorgan Chase & Co.
3.250% due 09/23/2022		2,600	2,566
7.900% due 04/30/2018 (e)		16,200	18,387
KBC Bank NV
8.000% due 01/25/2023		600	675
Korea Exchange Bank
4.875% due 01/14/2016		700	746
LBG Capital PLC
7.625% due 10/14/2020	EUR	1,992	2,969
8.875% due 02/07/2020		300	461
15.000% due 12/21/2019	GBP	100	243
15.000% due 12/21/2019	EUR	4,700	9,900
Lembaga Pembiayaan Ekspor Indonesia
3.750% due 04/26/2017		$1,300	1,341
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		12,800	17,548
M&T Capital Trust
8.277% due 06/01/2027		500	511
Macquarie Group Ltd.
6.250% due 01/14/2021		100	112
Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	3,252
Morgan Stanley
5.500% due 07/24/2020		$24,000	27,130
7.300% due 05/13/2019		28,400	34,491
MUFG Capital Finance Ltd.
6.299% due 01/25/2017 (e)	GBP	550	999
6.346% due 07/25/2016 (e)		$1,400	1,533
Nostrum Oil & Gas Finance BV
6.375% due 02/14/2019		6,100	6,252
Omega Healthcare Investors, Inc.
4.950% due 04/01/2024		300	295
Oxford Finance LLC
7.250% due 01/15/2018		1,950	2,077

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		$2,881	$2,675
Piper Jaffray Cos.
4.734% due 11/30/2015		7,700	7,783
Private Export Funding Corp.
4.550% due 05/15/2015		750	786
Qatari Diar Finance Co.
3.500% due 07/21/2015		1,000	1,036
5.000% due 07/21/2020		3,100	3,457
RCI Banque S.A.
3.500% due 04/03/2018		14,300	14,872
4.600% due 04/12/2016		4,300	4,558
Resona Bank Ltd.
5.850% due 04/15/2016 (e)		900	968
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (e)		5,100	5,559
7.648% due 09/30/2031 (e)		1,950	2,106
Royal Bank of Scotland PLC
6.000% due 09/08/2014 (e)	GBP	1,620	2,591
9.500% due 03/16/2022		$17,550	20,615
Rural Electrification Corp. Ltd.
4.250% due 01/25/2016		300	309
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.100% due 07/25/2018		14,800	14,578
6.299% due 05/15/2017		6,520	6,723
Santander Issuances S.A.U.
7.300% due 07/27/2019	GBP	300	514
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		$13,500	13,986
5.400% due 03/24/2017		10,300	10,725
5.717% due 06/16/2021		19,200	19,476
6.125% due 02/07/2022		6,200	6,401
SL Green Realty Corp.
4.500% due 12/01/2022		11,000	10,900
5.000% due 08/15/2018		10,800	11,713
SLM Corp.
8.000% due 03/25/2020		17,500	20,212
8.450% due 06/15/2018		33,875	40,015
Springleaf Finance Corp.
5.400% due 12/01/2015		1,350	1,418
6.900% due 12/15/2017		14,000	15,435
State Bank of India
4.500% due 07/27/2015		9,700	10,048
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		1,040	1,103
Temasek Financial Ltd.
2.375% due 01/23/2023		500	462
Turkiye Garanti Bankasi A/S
2.737% due 04/20/2016		2,000	1,960
UBS AG
7.000% due 10/15/2015		500	544
7.250% due 02/22/2022		5,200	5,719
7.625% due 08/17/2022		23,550	27,669
UBS Preferred Funding Trust
6.243% due 05/15/2016 (e)		2,500	2,675
UOB Cayman Ltd.
5.796% due 03/15/2016 (e)		1,700	1,789
USB Capital
3.500% due 05/01/2014 (e)		6,700	5,661
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	17,800	31,493
6.500% due 01/15/2018		$4,000	4,150
7.000% due 01/15/2018	GBP	7,600	13,153
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		$5,100	5,234
5.450% due 11/22/2017		3,300	3,378
5.942% due 11/21/2023		1,300	1,238

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.800% due 11/22/2025		$12,900	$12,900
6.902% due 07/09/2020		9,100	9,588
VTB Bank OJSC Via VTB Capital S.A.
6.551% due 10/13/2020		3,140	3,266
6.875% due 05/29/2018		200	213
Wachovia Bank N.A.
0.618% due 11/03/2014		3,040	3,045
Wachovia Corp.
5.250% due 08/01/2014		500	508
Wells Fargo & Co.
7.980% due 03/15/2018 (e)		5,600	6,391
Wells Fargo Capital
5.950% due 12/01/2086		2,800	2,814
Weyerhaeuser Co.
7.375% due 10/01/2019		6,600	8,034

			1,431,708

INDUSTRIALS 30.1%
21st Century Oncology, Inc.
9.875% due 04/15/2017		2,000	1,980
Activision Blizzard, Inc.
5.625% due 09/15/2021		8,000	8,580
6.125% due 09/15/2023		19,530	21,312
Aguila S.A.
7.875% due 01/31/2018		1,000	1,063
Aleris International, Inc.
7.625% due 02/15/2018		42,775	44,433
7.875% due 11/01/2020		200	207
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		8,000	8,780
Alliance Data Systems Corp.
5.250% due 12/01/2017		13,250	13,946
ALROSA Finance S.A.
7.750% due 11/03/2020		19,700	20,980
Altice Finco S.A.
9.875% due 12/15/2020		2,000	2,290
Altria Group, Inc.
10.200% due 02/06/2039		3,216	5,293
America Movil S.A.B. de C.V.
5.000% due 03/30/2020		1,300	1,431
American Airlines Pass-Through Trust
4.950% due 07/15/2024		485	520
5.250% due 07/31/2022		2,274	2,467
7.000% due 07/31/2019		1,324	1,434
American Airlines, Inc.
7.500% due 03/15/2016 ^		5,580	5,814
American Tower Corp.
4.700% due 03/15/2022		9,218	9,649
7.000% due 10/15/2017		500	581
AmeriGas Partners LP
6.500% due 05/20/2021		1,431	1,535
Anglo American Capital PLC
4.125% due 09/27/2022		29,100	28,442
AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022		3,400	3,176
5.375% due 04/15/2020		5,500	5,514
Ardagh Packaging Finance PLC
9.250% due 10/15/2020	EUR	2,000	3,086
Arqiva Broadcast Finance PLC
9.500% due 03/31/2020	GBP	1,600	3,054
Ashland, Inc.
3.000% due 03/15/2016		$7,000	7,175
6.875% due 05/15/2043		1,400	1,417
Associated Materials LLC
9.125% due 11/01/2017		2,500	2,644
Aviation Capital Group Corp.
7.125% due 10/15/2020		5,245	5,891

60	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		$3,346	$3,480
Axiata SPV Labuan Ltd.
5.375% due 04/28/2020		160	175
Berry Petroleum Co. LLC
10.250% due 06/01/2014		975	988
Berry Plastics Corp.
9.500% due 05/15/2018		9,700	10,270
9.750% due 01/15/2021		4,025	4,694
Bharat Petroleum Corp. Ltd.
4.625% due 10/25/2022		1,700	1,640
Big Heart Pet Brands
7.625% due 02/15/2019		138	144
Biomet, Inc.
6.500% due 08/01/2020		1,500	1,623
Boston Scientific Corp.
6.000% due 01/15/2020		2,300	2,644
Braskem Finance Ltd.
5.375% due 05/02/2022		6,600	6,451
5.750% due 04/15/2021		15,900	15,960
BRF S.A.
5.875% due 06/06/2022		750	778
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017		3,500	3,561
Building Materials Corp. of America
6.750% due 05/01/2021		5,250	5,709
Canadian Oil Sands Ltd.
4.500% due 04/01/2022		5,000	5,177
7.750% due 05/15/2019		8,300	10,091
CCO Holdings LLC
7.000% due 01/15/2019		100	106
Celanese U.S. Holdings LLC
6.625% due 10/15/2018		2,800	2,971
CGG S.A.
6.500% due 06/01/2021		4,000	4,080
7.750% due 05/15/2017		3,235	3,292
9.500% due 05/15/2016		2,199	2,276
Ciech Group Financing AB
9.500% due 11/30/2019	EUR	600	960
Cielo S.A.
3.750% due 11/16/2022		$2,900	2,708
CNH Industrial Finance Europe S.A.
6.250% due 03/09/2018	EUR	1,000	1,568
Columbus International, Inc.
11.500% due 11/20/2014		$6,400	6,840
Community Health Systems, Inc.
5.125% due 08/15/2018		1,400	1,473
5.125% due 08/01/2021		800	824
6.875% due 02/01/2022		1,200	1,260
Con-way, Inc.
7.250% due 01/15/2018		5,000	5,836
Concho Resources, Inc.
5.500% due 04/01/2023		4,716	4,928
7.000% due 01/15/2021		600	665
CONSOL Energy, Inc.
8.000% due 04/01/2017		11,600	12,122
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		3,000	3,030
4.150% due 10/11/2025		975	997
4.750% due 07/12/2022		3,614	3,903
6.000% due 07/12/2020		1,143	1,205
7.250% due 05/10/2021		991	1,160
9.000% due 01/08/2018		1,550	1,775
Continental Resources, Inc.
7.125% due 04/01/2021		1,400	1,585
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		2,700	371
9.250% due 06/30/2020 ^		14,300	1,966

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Corp. Nacional del Cobre de Chile
7.500% due 01/15/2019	$1,050	$1,265
CPI International, Inc.
8.000% due 02/15/2018	1,000	1,037
Crown Castle International Corp.
5.250% due 01/15/2023	35,850	36,612
Crown Castle Towers LLC
4.883% due 08/15/2040	4,666	5,068
6.113% due 01/15/2040	8,000	9,184
CSC Holdings LLC
7.625% due 07/15/2018	1,400	1,633
7.875% due 02/15/2018	3,090	3,584
8.625% due 02/15/2019	5,700	6,840
CSN Islands Corp.
6.875% due 09/21/2019	16,790	17,629
10.000% due 01/15/2015	4,300	4,601
CSN Resources S.A.
6.500% due 07/21/2020	600	615
CVS Pass-Through Trust
5.773% due 01/10/2033	369	403
6.036% due 12/10/2028	480	541
6.943% due 01/10/2030	10,220	12,106
7.507% due 01/10/2032	11,123	13,731
D.R. Horton, Inc.
4.375% due 09/15/2022	510	502
Delta Air Lines Pass-Through Trust
6.200% due 01/02/2020	3,696	4,131
6.718% due 07/02/2024	79	92
7.750% due 06/17/2021	1,591	1,862
Denbury Resources, Inc.
4.625% due 07/15/2023	4,800	4,488
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015 ^	4,200	488
9.500% due 12/11/2019 ^	2,650	308
Devon Energy Corp.
7.950% due 04/15/2032	846	1,161
Devon Financing Corp. LLC
7.875% due 09/30/2031	1,300	1,773
Digicel Group Ltd.
10.500% due 04/15/2018	7,400	7,881
Digicel Ltd.
8.250% due 09/01/2017	3,900	4,075
DISH DBS Corp.
4.625% due 07/15/2017	17,100	18,254
7.125% due 02/01/2016	12,260	13,425
7.875% due 09/01/2019	2,200	2,607
Dolphin Energy Ltd.
5.500% due 12/15/2021	1,600	1,810
DP World Sukuk Ltd.
6.250% due 07/02/2017	4,000	4,445
Eagle Spinco, Inc.
4.625% due 02/15/2021	4,000	3,970
Ecopetrol S.A.
7.625% due 07/23/2019	30,940	37,244
El Paso LLC
7.000% due 06/15/2017	3,650	4,137
7.750% due 01/15/2032	1,600	1,719
8.250% due 02/15/2016	10,984	11,916
Embraer Overseas Ltd.
5.696% due 09/16/2023	782	815
Empresa de Transporte de Pasajeros Metro S.A.
4.750% due 02/04/2024	1,700	1,770
Encana Corp.
6.500% due 05/15/2019	700	821
6.500% due 08/15/2034	4,700	5,448
Energy Transfer Partners LP
6.625% due 10/15/2036	2,600	2,946
9.700% due 03/15/2019	177	229

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Enterprise Inns PLC
6.500% due 12/06/2018	GBP	900	$1,587
Enterprise Products Operating LLC
4.050% due 02/15/2022		$5,194	5,430
7.034% due 01/15/2068		1,200	1,360
8.375% due 08/01/2066		7,525	8,480
Equinix, Inc.
4.875% due 04/01/2020		8,700	8,939
Europcar Groupe S.A.
11.500% due 05/15/2017	EUR	1,600	2,579
Flextronics International Ltd.
4.625% due 02/15/2020		$9,700	9,833
Florida Gas Transmission Co. LLC
5.450% due 07/15/2020		3,000	3,336
Forest Laboratories, Inc.
4.375% due 02/01/2019		2,600	2,740
FPT Finance Ltd.
6.375% due 09/28/2020		700	749
GenCorp, Inc.
7.125% due 03/15/2021		1,700	1,851
Georgia-Pacific LLC
5.400% due 11/01/2020		4,900	5,504
7.250% due 06/01/2028		900	1,136
7.750% due 11/15/2029		5,100	6,728
8.000% due 01/15/2024		4,200	5,530
Gerdau Holdings, Inc.
7.000% due 01/20/2020		5,100	5,687
Gerdau Trade, Inc.
5.750% due 01/30/2021		8,300	8,549
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		7,400	6,438
Great Rolling Stock Co. PLC
6.875% due 07/27/2035	GBP	2,593	5,260
GTL Trade Finance, Inc.
7.250% due 10/20/2017		$8,300	9,410
Harvest Operations Corp.
6.875% due 10/01/2017		1,100	1,193
HCA, Inc.
3.750% due 03/15/2019		3,450	3,472
5.875% due 03/15/2022		5,800	6,264
6.375% due 01/15/2015		100	104
6.500% due 02/15/2020		24,572	27,582
7.190% due 11/15/2015		1,800	1,962
7.250% due 09/15/2020		2,600	2,818
7.875% due 02/15/2020		3,600	3,841
8.500% due 04/15/2019		19,950	20,886
9.000% due 12/15/2014		130	137
HD Supply, Inc.
7.500% due 07/15/2020		1,900	2,083
8.125% due 04/15/2019		23,130	25,906
HeidelbergCement Finance Luxembourg S.A.
6.750% due 12/15/2015	EUR	600	901
7.500% due 10/31/2014		12,500	17,884
8.000% due 01/31/2017		1,400	2,254
Hospira, Inc.
5.200% due 08/12/2020		$2,000	2,140
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		5,520	5,636
Jaguar Land Rover Automotive PLC
5.625% due 02/01/2023		400	419
Jarden Corp.
6.125% due 11/15/2022		2,500	2,700
KB Home
8.000% due 03/15/2020		886	1,010
Kinder Morgan Energy Partners LP
3.500% due 03/01/2021		1,700	1,696
5.125% due 11/15/2014		2,100	2,158
5.300% due 09/15/2020		10,300	11,331

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	61

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
L Brands, Inc.
6.900% due 07/15/2017		$2,000	$2,297
Lafarge S.A.
6.250% due 04/13/2018	EUR	800	1,245
6.625% due 11/29/2018		6,500	10,364
6.750% due 12/16/2019		3,600	5,821
Legrand France S.A.
8.500% due 02/15/2025		$75	100
Mallinckrodt International Finance S.A.
3.500% due 04/15/2018		1,750	1,726
4.750% due 04/15/2023		2,250	2,144
MCE Finance Ltd.
5.000% due 02/15/2021		14,600	14,673
Michael Foods Group, Inc.
9.750% due 07/15/2018		2,900	3,110
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		1,300	1,326
Mongolian Mining Corp.
8.875% due 03/29/2017		1,700	1,137
MultiPlan, Inc.
9.875% due 09/01/2018		11,100	12,099
Mylan, Inc.
6.000% due 11/15/2018		2,700	2,851
Nakilat, Inc.
6.067% due 12/31/2033		4,900	5,173
New Albertson’s, Inc.
6.570% due 02/23/2028		800	556
7.750% due 06/15/2026		2,250	1,856
Newcrest Finance Pty. Ltd.
4.200% due 10/01/2022		5,430	4,693
Newfield Exploration Co.
5.750% due 01/30/2022		800	854
6.875% due 02/01/2020		1,800	1,926
7.125% due 05/15/2018		3,900	4,027
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		13,000	13,634
Nielsen Finance LLC
7.750% due 10/15/2018		500	537
Noble Group Ltd.
4.875% due 08/05/2015		1,300	1,350
6.625% due 08/05/2020		400	424
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		803	884
Novelis, Inc.
8.375% due 12/15/2017		11,900	12,748
8.750% due 12/15/2020		22,225	24,948
NXP BV
3.500% due 09/15/2016		6,300	6,473
OGX Austria GmbH
8.375% due 04/01/2022 ^		12,200	915
8.500% due 06/01/2018 ^		20,900	1,567
OI European Group BV
6.750% due 09/15/2020	EUR	1,300	2,122
ONEOK Partners LP
3.375% due 10/01/2022		$3,000	2,898
5.000% due 09/15/2023		7,100	7,627
Oshkosh Corp.
8.500% due 03/01/2020		900	992
Pearson Dollar Finance PLC
5.700% due 06/01/2014		1,000	1,008
Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	16,800	27,317
6.625% due 06/15/2038		$300	329
Pertamina Persero PT
4.300% due 05/20/2023		10,000	9,062
4.875% due 05/03/2022		370	357

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petrobras International Finance Co.
5.375% due 01/27/2021		$25,300	$25,716
6.875% due 01/20/2040		24,550	24,439
7.875% due 03/15/2019		19,320	22,138
Petrofac Ltd.
3.400% due 10/10/2018		2,500	2,550
Petroleos de Venezuela S.A.
5.250% due 04/12/2017		31,290	23,546
5.375% due 04/12/2027		23,445	12,543
5.500% due 04/12/2037		58,685	30,663
8.500% due 11/02/2017		18,600	15,624
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		4,434	4,783
9.750% due 08/14/2019		2,000	2,510
Phosagro OAO via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018		6,200	5,936
Plains Exploration & Production Co.
6.625% due 05/01/2021		3,600	3,960
Polymer Group, Inc.
7.750% due 02/01/2019		300	323
Post Holdings, Inc.
7.375% due 02/15/2022		150	162
Pride International, Inc.
6.875% due 08/15/2020		1,500	1,794
8.500% due 06/15/2019		6,661	8,423
QGOG Constellation S.A.
6.250% due 11/09/2019		9,000	9,011
Quebecor Media, Inc.
7.750% due 03/15/2016		1,520	1,528
Regency Energy Partners LP
4.500% due 11/01/2023		10,800	10,098
5.750% due 09/01/2020		8,000	8,360
5.875% due 03/01/2022		3,500	3,640
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		7,600	7,708
5.400% due 02/14/2022		3,500	3,672
Reliance Steel & Aluminum Co.
4.500% due 04/15/2023		500	502
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		19,400	20,418
6.875% due 02/15/2021		1,500	1,627
7.125% due 04/15/2019		5,300	5,631
7.875% due 08/15/2019		900	996
Rhodia S.A.
6.875% due 09/15/2020		2,300	2,525
Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014		200	201
Rockies Express Pipeline LLC
3.900% due 04/15/2015		4,000	4,040
5.625% due 04/15/2020		31,440	30,968
Russian Railways via RZD Capital PLC
5.700% due 04/05/2022		3,500	3,456
5.739% due 04/03/2017		10,800	11,286
7.487% due 03/25/2031	GBP	1,000	1,733
SCF Capital Ltd.
5.375% due 10/27/2017		$2,500	2,362
Scientific Games International, Inc.
9.250% due 06/15/2019		900	959
Sealed Air Corp.
6.500% due 12/01/2020		1,300	1,440
Severstal OAO Via Steel Capital S.A.
4.450% due 03/19/2018		18,000	17,640
6.700% due 10/25/2017		1,000	1,040
Sibur Securities Ltd.
3.914% due 01/31/2018		1,100	1,015
Sigma Alimentos S.A. de C.V.
6.875% due 12/16/2019		1,000	1,147

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Smurfit Kappa Acquisitions
4.125% due 01/30/2020	EUR	5,600	$8,236
7.750% due 11/15/2019		6,400	9,511
Southern Natural Gas Co. LLC
7.350% due 02/15/2031		$150	187
Southwestern Energy Co.
7.500% due 02/01/2018		5,000	5,937
Spirit Issuer PLC
5.472% due 12/28/2034	GBP	2,500	4,012
6.582% due 12/28/2027		2,273	3,969
STHI Holding Corp.
8.000% due 03/15/2018		$1,000	1,061
Sunoco Logistics Partners Operations LP
5.500% due 02/15/2020		500	558
T-Mobile USA, Inc.
6.250% due 04/01/2021		5,700	6,049
Telefonica Emisiones S.A.U.
6.221% due 07/03/2017		1,200	1,360
Telenet Finance Luxembourg S.C.A.
6.250% due 08/15/2022	EUR	2,200	3,334
6.375% due 11/15/2020		1,200	1,788
6.625% due 02/15/2021		1,500	2,249
6.750% due 08/15/2024		5,000	7,646
Tenet Healthcare Corp.
4.500% due 04/01/2021		$5,600	5,495
5.000% due 03/01/2019		100	100
6.000% due 10/01/2020		4,500	4,823
Tesco PLC
5.500% due 11/15/2017		5,875	6,556
Tesoro Logistics LP
6.125% due 10/15/2021		11,950	12,727
Time Warner Cable, Inc.
7.300% due 07/01/2038		400	501
Time Warner Entertainment Co. LP
8.375% due 03/15/2023		800	1,048
Tomkins LLC
9.000% due 10/01/2018		1,444	1,558
Trinidad Drilling Ltd.
7.875% due 01/15/2019		600	645
Tullow Oil PLC
6.000% due 11/01/2020		3,400	3,468
U.S. Airways Pass-Through Trust
4.625% due 12/03/2026		1,993	2,088
UAL Equipment Trust AB
10.850% due 02/19/2015 ^		528	266
UAL Pass-Through Trust
7.336% due 01/02/2021		356	382
9.750% due 07/15/2018		6,070	6,980
10.400% due 05/01/2018		925	1,052
United Rentals North America, Inc.
8.250% due 02/01/2021		4,200	4,720
Unitymedia Hessen GmbH & Co. KG
5.625% due 04/15/2023	EUR	4,700	7,050
UPC Holding BV
8.375% due 08/15/2020		14,000	21,405
UPCB Finance Ltd.
6.375% due 07/01/2020		9,950	14,736
6.875% due 01/15/2022		$1,000	1,095
7.625% due 01/15/2020	EUR	4,000	5,945
Urbi Desarrollos Urbanos S.A.B. de C.V.
8.500% due 04/19/2016 ^		$1,800	207
9.500% due 01/21/2020 ^		1,300	150
USG Corp.
9.750% due 01/15/2018		1,457	1,767
Vale Overseas Ltd.
4.375% due 01/11/2022		500	499
4.625% due 09/15/2020		6,200	6,476
8.250% due 01/17/2034		1,525	1,853

62	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Valeant Pharmaceuticals International, Inc.
5.625% due 12/01/2021		$1,200	$1,263
Valero Energy Corp.
6.625% due 06/15/2037		4,600	5,554
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016		4,000	4,130
7.748% due 02/02/2021		11,700	12,095
9.125% due 04/30/2018		900	995
Whiting Petroleum Corp.
5.000% due 03/15/2019		13,100	13,919
Williams Partners LP
3.350% due 08/15/2022		3,150	3,023
4.500% due 11/15/2023		3,000	3,076
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		800	848
11.750% due 07/15/2017		1,250	1,319
Windstream Corp.
7.750% due 10/15/2020		1,300	1,401
7.875% due 11/01/2017		2,900	3,342
Zhaikmunai LLP
7.125% due 11/13/2019		4,000	4,170
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	17,800	26,116

			1,634,672

UTILITIES 13.0%
Access Midstream Partners LP
4.875% due 05/15/2023		$20,506	20,762
AES Corp.
8.000% due 10/15/2017		13	15
8.000% due 06/01/2020		6,700	7,939
AES Panama S.A.
6.350% due 12/21/2016		200	212
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		16,000	18,760
Ameren Illinois Co.
6.250% due 04/01/2018		1,400	1,584
Anadarko Finance Co.
7.500% due 05/01/2031		1,000	1,277
Beaver Valley Funding Corp.
9.000% due 06/01/2017		45	48
BP Capital Markets PLC
3.625% due 05/08/2014		1,200	1,204
Bruce Mansfield Unit
6.850% due 06/01/2034		2,351	2,553
Calpine Corp.
7.875% due 07/31/2020		1,600	1,768
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		12,810	13,899
CenturyLink, Inc.
5.625% due 04/01/2020		21,700	22,921
6.000% due 04/01/2017		5,000	5,556
CMS Energy Corp.
6.250% due 02/01/2020		2,100	2,467
Colbun S.A.
6.000% due 01/21/2020		2,300	2,538
E.CL S.A.
5.625% due 01/15/2021		3,500	3,757
Electricite de France
5.625% due 01/22/2024 (e)		6,600	6,655
EnBW Energie Baden-Wuerttemberg AG
7.375% due 04/02/2072	EUR	100	155
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017		$4,500	4,629
10.250% due 12/01/2020		3,000	3,176

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EP Energy LLC
7.750% due 09/01/2022	$2,300	$2,593
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016	368	385
FirstEnergy Corp.
7.375% due 11/15/2031	14,790	17,033
FirstEnergy Solutions Corp.
6.050% due 08/15/2021	100	109
Frontier Communications Corp.
7.000% due 11/01/2025	400	400
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023	17,500	17,216
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020	7,800	7,351
4.950% due 02/06/2028	300	259
6.510% due 03/07/2022	13,400	13,869
8.146% due 04/11/2018	2,600	2,951
8.625% due 04/28/2034	16,350	18,721
9.250% due 04/23/2019	19,350	22,930
Intergas Finance BV
6.375% due 05/14/2017	3,700	3,959
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016	9,200	9,844
6.000% due 01/15/2018	100	109
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017	1,300	1,331
Korea Electric Power Corp.
3.000% due 10/05/2015	700	721
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015	1,400	1,443
Majapahit Holding BV
7.250% due 06/28/2017	1,600	1,811
7.750% due 10/17/2016	700	791
7.750% due 01/20/2020	6,610	7,619
8.000% due 08/07/2019	6,900	8,064
MarkWest Energy Partners LP
4.500% due 07/15/2023	18,604	17,999
5.500% due 02/15/2023	2,275	2,349
Midwest Generation LLC
8.560% due 01/02/2016	278	315
Millicom International Cellular S.A.
6.625% due 10/15/2021	3,300	3,506
NGPL PipeCo LLC
7.119% due 12/15/2017	11,500	11,356
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022	23,125	20,552
6.604% due 02/03/2021	23,400	24,541
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	8,460	8,820
Pedernales Electric Cooperative, Inc.
5.952% due 11/15/2022	462	523
Petrobras Global Finance BV
5.625% due 05/20/2043	1,200	1,021
6.250% due 03/17/2024	35,500	36,668
7.250% due 03/17/2044	10,200	10,522
Petroleos Mexicanos
5.500% due 01/21/2021	12,300	13,499
6.375% due 01/23/2045	10,800	11,677
6.500% due 06/02/2041	6,900	7,590
8.000% due 05/03/2019	25,240	30,919
Plains All American Pipeline LP
3.650% due 06/01/2022	4,800	4,827
5.750% due 01/15/2020	1,500	1,725
8.750% due 05/01/2019	1,300	1,664
Puget Energy, Inc.
6.500% due 12/15/2020	5,000	5,840

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Qtel International Finance Ltd.
3.375% due 10/14/2016		$900	$947
4.750% due 02/16/2021		8,200	8,816
5.000% due 10/19/2025		4,200	4,400
6.500% due 06/10/2014		500	504
Qwest Corp.
6.500% due 06/01/2017		1,300	1,472
7.250% due 09/15/2025		3,250	3,598
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		2,794	3,019
5.500% due 09/30/2014		600	614
5.832% due 09/30/2016		672	717
5.838% due 09/30/2027		1,370	1,487
6.332% due 09/30/2027		500	560
Red Oak Power LLC
8.540% due 11/30/2019		1,494	1,598
9.200% due 11/30/2029		150	165
Rosneft Finance S.A.
6.625% due 03/20/2017		10,800	11,624
7.250% due 02/02/2020		2,800	3,087
7.500% due 07/18/2016		21,650	23,545
7.875% due 03/13/2018		7,410	8,317
Rosneft Oil Co. via Rosneft International Finance Ltd.
3.149% due 03/06/2017		7,800	7,683
RWE AG
7.000% due 03/20/2019 (e)	GBP	300	540
Sierra Pacific Power Co.
6.750% due 07/01/2037		$25	33
Sprint Communications, Inc.
6.000% due 12/01/2016		14,375	15,795
8.375% due 08/15/2017		21,400	25,279
Sprint Corp.
7.125% due 06/15/2024		2,800	2,947
7.875% due 09/15/2023		3,200	3,528
Targa Resources Partners LP
4.250% due 11/15/2023		8,250	7,693
5.250% due 05/01/2023		7,300	7,264
Telecom Italia SpA
4.500% due 09/20/2017	EUR	3,500	5,150
5.250% due 02/10/2022		19,000	27,754
7.000% due 01/20/2017		8,200	12,739
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	128,300	10,529
Tenaska Alabama Partners LP
7.000% due 06/30/2021		$110	117
Verizon Communications, Inc.
5.150% due 09/15/2023		6,600	7,237
VimpelCom Holdings BV
5.950% due 02/13/2023		20,200	18,685
Yellowstone Energy LP
5.750% due 12/31/2026		3,850	3,610

			708,350

Total Corporate Bonds & Notes (Cost $3,692,212)			3,774,730

MUNICIPAL BONDS & NOTES 0.9%

ALABAMA 0.3%
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (d)		24,600	12,940

CALIFORNIA 0.4%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035		5,400	5,468
5.000% due 06/01/2038		3,500	3,514

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	63

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	$2,200	$2,720
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,000	1,263
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	1,704	2,073
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	2,300	2,466
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	1,400	1,475
University of California Revenue Bonds, (BABs), Series 2010
6.296% due 05/15/2050	600	695

		19,674

ILLINOIS 0.0%
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	100	113

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,830	1,833

KENTUCKY 0.0%
Kentucky State Property & Building Commission Revenue Bonds, (NPFGC Insured), Series 2003
5.020% due 10/01/2014	500	511

MASSACHUSETTS 0.0%
Massachusetts Bay Transportation Authority Revenue Bonds, Series 2004
1.391% due 07/01/2020	900	915

OHIO 0.1%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	900	1,165
JobsOhio Beverage System Revenue Bonds, Series 2013
4.532% due 01/01/2035	1,500	1,449

		2,614

TENNESSEE 0.0%
Tennessee State School Bond Authority General Obligation Bonds, (GTD Insured), Series 2010
4.848% due 09/15/2027	1,800	1,947

TEXAS 0.1%
Dallas, Texas General Obligation Bonds, Series 2012
5.000% due 02/15/2024	15	18
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2026	5,400	5,732

		5,750

Total Municipal Bonds & Notes (Cost $43,743)		46,297

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.3%
Fannie Mae
0.606% due 10/18/2030	$6	$6
0.654% due 03/25/2017	11	12
1.332% due 03/01/2044	57	60
2.790% due 07/01/2022	972	966
2.810% due 06/01/2022	1,945	1,937
3.500% due 04/01/2044	1,000	1,006
4.397% due 12/01/2036	86	92
4.496% due 09/25/2040 (a)	1,200	188
5.000% due 11/01/2035	165	180
5.500% due 01/01/2025 - 02/01/2028	1,237	1,375
5.646% due 09/25/2037 (a)	3,439	392
6.500% due 06/25/2028	102	115
6.850% due 12/18/2027	77	88
Freddie Mac
0.625% due 12/29/2014 (h)(l)	5,636	5,658
0.655% due 09/15/2030	18	18
1.332% due 10/25/2044 - 02/25/2045	152	153
1.532% due 07/25/2044	225	228
2.362% due 05/01/2023	8	8
5.500% due 09/15/2017	47	49
6.500% due 07/25/2043	10	12
Ginnie Mae
1.625% due 11/20/2023 - 11/20/2027	107	111
6.112% due 09/16/2042	2,722	2,979
9.250% due 12/20/2019 - 06/20/2021	7	7
New Valley Generation
7.299% due 03/15/2019	435	504
Small Business Administration
4.340% due 03/01/2024	93	98
5.080% due 11/01/2022	255	276
5.130% due 09/01/2023	14	15
6.900% due 12/01/2020	165	180
7.150% due 03/01/2017	44	47
7.190% due 12/01/2019	69	75
7.300% due 05/01/2017	28	30
Vendee Mortgage Trust
6.000% due 12/15/2030	1,000	1,093

Total U.S. Government Agencies (Cost $18,230)		17,958

MORTGAGE-BACKED SECURITIES 5.9%
Adjustable Rate Mortgage Trust
2.446% due 01/25/2035	2,834	2,840
2.833% due 11/25/2035	1,375	1,389
4.901% due 01/25/2036	751	697
American General Mortgage Loan Trust
5.150% due 03/25/2058	236	238
American Home Mortgage Assets Trust
0.344% due 05/25/2046	473	349
0.364% due 10/25/2046	1,212	789
American Home Mortgage Investment Trust
2.080% due 12/25/2035	1,429	1,041
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	2,220	2,421
5.825% due 02/10/2051	7,945	8,848
Banc of America Funding Corp.
0.654% due 06/26/2035	4,485	4,263
0.654% due 07/26/2036	508	509
2.621% due 03/20/2036	186	171
2.762% due 09/20/2035	272	238
5.500% due 01/25/2036	580	605

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 07/25/2037 ^	$881	$680
6.000% due 08/25/2037 ^	647	574
Banc of America Mortgage Trust
2.704% due 02/25/2036 ^	70	60
2.867% due 11/20/2046 ^	4,921	4,053
4.680% due 11/25/2034	93	90
5.500% due 12/25/2020	200	205
5.500% due 11/25/2035	338	339
6.000% due 10/25/2036 ^	531	474
Bear Stearns Adjustable Rate Mortgage Trust
2.363% due 02/25/2033	6	6
2.430% due 02/25/2036 ^	1,496	1,070
2.528% due 01/25/2035	47	47
2.560% due 03/25/2035	17,011	17,294
2.667% due 02/25/2033	11	11
2.709% due 08/25/2035	2,679	2,477
2.737% due 01/25/2034	5	6
2.781% due 01/25/2034	22	22
5.069% due 01/25/2035	1,330	1,353
Bear Stearns Alt-A Trust
2.486% due 08/25/2036 ^	512	220
2.601% due 11/25/2036	5,272	3,711
2.610% due 03/25/2036 ^	573	407
2.671% due 11/25/2036	359	269
2.674% due 05/25/2035	409	405
2.676% due 09/25/2035	1,600	1,421
4.413% due 11/25/2036 ^	370	284
Chase Mortgage Finance Trust
5.500% due 11/25/2035	1,714	1,735
5.500% due 07/25/2037	3,387	3,106
Citigroup Mortgage Loan Trust, Inc.
2.500% due 10/25/2035	533	521
2.510% due 10/25/2035	1,018	1,009
2.540% due 05/25/2035	171	169
2.605% due 08/25/2035	251	145
2.618% due 05/25/2035	1,307	1,266
2.674% due 03/25/2034	67	67
2.895% due 09/25/2037 ^	1,305	1,092
5.455% due 04/25/2037	898	793
5.621% due 09/25/2037 ^	795	680
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	250	213
6.000% due 06/25/2037 ^	2,007	1,712
Countrywide Alternative Loan Trust
0.274% due 06/25/2036	9,491	7,962
0.352% due 12/20/2046	2,930	2,144
0.367% due 07/20/2046 ^	1,223	744
0.384% due 08/25/2046	55	5
0.437% due 09/20/2046	486	136
0.487% due 11/20/2035	443	355
1.039% due 12/25/2035	396	308
2.668% due 02/25/2037 ^	2,539	2,241
4.886% due 10/25/2035 ^	201	168
5.500% due 11/25/2035 ^	2,242	1,985
5.500% due 12/25/2035	1,611	1,410
5.500% due 01/25/2036	657	588
5.750% due 02/25/2035	1,479	1,428
5.750% due 03/25/2037 ^	330	278
6.000% due 02/25/2037 ^	5,294	4,040
6.000% due 02/25/2037	797	629
6.250% due 11/25/2036 ^	2,511	2,208
6.250% due 12/25/2036 ^	1,143	945
6.250% due 08/25/2037 ^	8,002	6,630
Countrywide Home Loan Mortgage Pass-Through Trust
0.384% due 05/25/2035	181	156
0.454% due 04/25/2046 ^	179	74
2.452% due 07/20/2034	546	544
2.497% due 10/19/2032	6	5

64	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.518% due 04/20/2035		$425	$435
2.643% due 02/25/2034		737	727
5.000% due 04/25/2035		362	372
5.500% due 01/25/2035		812	859
5.500% due 09/25/2035 ^		1,176	1,178
5.500% due 12/25/2035 ^		1,147	1,105
6.000% due 05/25/2036 ^		545	505
6.000% due 01/25/2037		11,506	10,533
Countrywide Home Loan Reperforming Trust
0.494% due 06/25/2035		299	270
Credit Suisse Commercial Mortgage Trust
5.383% due 02/15/2040		468	505
5.971% due 09/15/2039		16,000	17,523
Credit Suisse First Boston Mortgage Securities Corp.
2.256% due 06/25/2033		441	438
6.000% due 01/25/2036		2,212	1,692
Credit Suisse Mortgage Capital Certificates
2.460% due 02/26/2036		1,682	1,623
2.582% due 09/26/2047		1,727	1,716
CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^		627	415
Deutsche ALT-A Securities, Inc.
0.334% due 06/25/2037 ^		2,779	2,205
5.028% due 10/25/2035		261	229
5.500% due 12/25/2035 ^		483	415
Deutsche ALT-B Securities, Inc.
6.250% due 07/25/2036 ^		402	295
EMF-NL Prime BV
1.090% due 04/17/2041	EUR	1,842	2,244
First Horizon Asset Securities, Inc.
5.016% due 02/25/2036		$739	721
First Horizon Mortgage Pass-Through Trust
2.555% due 02/25/2035		758	753
5.750% due 02/25/2036		373	368
5.750% due 05/25/2037 ^		2,485	2,266
General Electric Capital Assurance Co.
5.254% due 05/12/2035		176	182
GMAC Mortgage Corp. Loan Trust
2.872% due 04/19/2036		168	149
2.925% due 11/19/2035		370	355
Greenpoint Mortgage Funding Trust
0.424% due 11/25/2045		77	60
Greenpoint Mortgage Pass-Through Certificates
2.795% due 10/25/2033		660	664
GSR Mortgage Loan Trust
2.299% due 06/25/2034		228	229
2.554% due 11/25/2035 ^		218	186
2.617% due 11/25/2035		2,841	2,781
2.622% due 01/25/2036 ^		318	294
2.650% due 09/25/2035		174	177
2.744% due 05/25/2035		929	861
2.769% due 05/25/2034		905	904
6.000% due 02/25/2036 ^		4,739	4,183
6.000% due 03/25/2037		834	757
6.000% due 05/25/2037		350	332
HarborView Mortgage Loan Trust
0.346% due 09/19/2037		1,061	856
0.346% due 01/19/2038		1,347	1,142
5.075% due 06/19/2036 ^		346	248
HomeBanc Mortgage Trust
0.414% due 01/25/2036		920	779
5.480% due 04/25/2037 ^		297	242
IndyMac Mortgage Loan Trust
0.394% due 07/25/2035		107	98
0.424% due 06/25/2037 ^		348	173
2.434% due 07/25/2037		213	135
2.772% due 08/25/2036		140	99
2.924% due 06/25/2036		737	563

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Alternative Loan Trust
0.264% due 09/25/2036 ^		$1,516	$1,212
0.294% due 03/25/2037		1,562	1,128
JPMorgan Mortgage Trust
2.497% due 07/27/2037		2,834	2,455
2.671% due 07/25/2035		202	202
2.743% due 08/25/2035 ^		1,367	1,304
2.744% due 04/25/2035		2,915	2,962
5.108% due 04/25/2036		207	190
5.113% due 06/25/2037 ^		4,803	4,373
5.219% due 07/25/2035		287	296
5.750% due 01/25/2036 ^		659	618
JPMorgan Resecuritization Trust
0.655% due 06/26/2036		1,066	1,056
0.655% due 03/26/2037		1,666	1,649
LB Mortgage Trust
8.562% due 01/20/2017		31	31
LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039		1,700	1,859
5.424% due 02/15/2040		740	813
5.866% due 09/15/2045		528	598
Lehman XS Trust
0.314% due 03/25/2047		1,179	875
0.334% due 07/25/2037		1,076	742
0.384% due 06/25/2046 ^		4	0
MASTR Adjustable Rate Mortgages Trust
0.394% due 05/25/2037		238	161
0.494% due 05/25/2047 ^		441	134
0.869% due 01/25/2047 ^		1,549	973
2.549% due 08/25/2034		74	74
2.643% due 11/25/2033		49	49
MASTR Alternative Loan Trust
0.554% due 03/25/2036		677	192
Merrill Lynch Alternative Note Asset Trust
2.827% due 06/25/2037 ^		324	216
Merrill Lynch Floating Trust
0.692% due 07/09/2021		1,800	1,791
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036		3,267	2,986
1.596% due 10/25/2035		1,484	1,459
2.993% due 05/25/2034		532	532
5.417% due 12/25/2035		2,693	2,553
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		750	839
5.894% due 08/12/2049		300	336
Morgan Stanley Capital Trust
5.577% due 04/12/2049		674	689
5.692% due 04/15/2049		1,200	1,329
5.908% due 06/11/2049		3,348	3,737
Morgan Stanley Mortgage Loan Trust
2.185% due 06/25/2036		91	86
2.323% due 07/25/2035		5,907	5,381
2.509% due 11/25/2037		1,948	1,562
6.000% due 10/25/2037 ^		8,804	7,208
Nomura Asset Acceptance Corp.
5.820% due 03/25/2047		296	303
Opera Germany PLC
0.520% due 10/20/2014	EUR	841	1,147
Prime Mortgage Trust
0.654% due 02/25/2035		$1,012	950
RBSGC Structured Trust
5.500% due 11/25/2035		7,870	6,967
RBSSP Resecuritization Trust
0.474% due 03/26/2037		2,439	2,382
0.654% due 09/26/2034		852	790
0.654% due 03/26/2036		848	825
0.654% due 04/26/2037		831	772

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc. Trust
0.254% due 05/25/2037	$809	$584
0.344% due 07/25/2036	386	289
0.354% due 12/25/2046 ^	480	216
0.384% due 05/25/2037 ^	255	67
2.998% due 03/25/2035 ^	852	707
3.252% due 02/25/2035	258	210
3.550% due 02/25/2036 ^	234	170
6.000% due 06/25/2036	280	229
6.000% due 05/25/2037	219	178
6.500% due 07/25/2036	1,062	870
Residential Asset Securitization Trust
0.554% due 01/25/2046 ^	1,452	804
6.000% due 02/25/2036	668	549
6.250% due 09/25/2037	2,927	2,330
Residential Funding Mortgage Securities, Inc. Trust
3.068% due 09/25/2035 ^	433	360
3.207% due 02/25/2036 ^	1,198	1,078
6.000% due 10/25/2036	1,378	1,224
Salomon Brothers Mortgage Securities, Inc.
0.654% due 05/25/2032	26	24
Structured Adjustable Rate Mortgage Loan Trust
0.354% due 04/25/2047	1,503	1,079
2.468% due 01/25/2035	651	608
2.494% due 09/25/2035	6,302	5,725
2.496% due 01/25/2036 ^	22	21
2.693% due 09/25/2036 ^	2,593	1,654
4.991% due 03/25/2036 ^	195	166
5.034% due 05/25/2036	7,900	7,363
Structured Asset Mortgage Investments Trust
0.374% due 05/25/2036	2,261	1,703
0.414% due 05/25/2046 ^	149	30
0.816% due 09/19/2032	59	58
Structured Asset Securities Corp.
5.500% due 12/25/2034	555	561
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.125% due 07/25/2032	2	2
2.352% due 06/25/2033	541	542
6.000% due 11/25/2034	871	900
Wachovia Bank Commercial Mortgage Trust
0.235% due 06/15/2020	1,298	1,286
Wachovia Mortgage Loan Trust LLC
2.641% due 08/20/2035	1,818	1,659
5.413% due 10/20/2035	225	223
WaMu Mortgage Pass-Through Certificates
0.414% due 11/25/2045	1,859	1,725
0.424% due 12/25/2045	1,625	1,524
0.474% due 08/25/2045	1,502	1,404
0.829% due 02/25/2047	1,168	956
0.879% due 06/25/2047 ^	363	134
0.939% due 12/25/2046	532	496
1.009% due 10/25/2046	2,108	1,726
1.129% due 08/25/2046	4,813	4,163
1.135% due 02/25/2046	713	666
1.331% due 11/25/2042	4	4
1.531% due 06/25/2042	8	8
1.531% due 08/25/2042	10	9
2.034% due 02/27/2034	70	70
2.284% due 07/25/2046	1,457	1,375
2.284% due 10/25/2046	394	360
2.355% due 09/25/2036 ^	822	735
2.419% due 09/25/2033	9,266	9,490
2.451% due 02/25/2037 ^	940	830
4.157% due 12/25/2036 ^	919	838
Washington Mutual MSC Mortgage Pass-Through Certificates
0.394% due 01/25/2047 ^	1,091	724

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	65

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.893% due 04/25/2047 ^		$81	$7
0.899% due 04/25/2047 ^		369	77
0.969% due 05/25/2047 ^		338	39
2.066% due 02/25/2033		3	3
Wells Fargo Mortgage-Backed Securities Trust
0.654% due 07/25/2037		394	333
2.490% due 09/25/2033		195	198
2.610% due 07/25/2036 ^		964	886
2.612% due 07/25/2036 ^		361	350
2.614% due 06/25/2035		1,127	1,144
2.614% due 03/25/2036		2,687	2,699
2.614% due 05/25/2036 ^		704	658
2.615% due 12/25/2034		328	337
2.615% due 04/25/2035		283	288
2.615% due 04/25/2036		170	165
2.629% due 10/25/2035		1,075	1,082
5.500% due 03/25/2036		3,884	4,043
5.750% due 05/25/2036		1,748	1,762
5.962% due 11/25/2037 ^		2,303	2,125
6.000% due 04/25/2037		1,808	1,759

Total Mortgage-Backed Securities (Cost $298,479)			320,655

ASSET-BACKED SECURITIES 2.3%
Accredited Mortgage Loan Trust
0.284% due 02/25/2037		1,442	1,353
ACE Securities Corp. Home Equity Loan Trust
0.454% due 02/25/2036		700	544
AEP Texas Central Transition Funding LLC
6.250% due 01/15/2017		595	632
Aircraft Certificate Owner Trust
7.001% due 09/20/2022		7,977	8,041
Argent Securities Trust
0.424% due 05/25/2036		778	287
Asset-Backed Funding Certificates Trust
0.314% due 01/25/2037		1,146	682
0.374% due 01/25/2037		4,907	2,940
Avoca CLO PLC
0.655% due 09/15/2021	EUR	3,248	4,417
Bear Stearns Asset-Backed Securities Trust
0.264% due 02/25/2037		$725	669
0.474% due 08/25/2036		5,397	5,338
0.644% due 09/25/2035		1,000	746
0.954% due 10/27/2032		36	34
1.154% due 10/25/2037		393	367
1.404% due 08/25/2037		2,001	1,757
Carrington Mortgage Loan Trust
0.614% due 06/25/2035		1,500	1,372
CIT Education Loan Trust
0.353% due 03/15/2026		3,238	3,218
Citigroup Mortgage Loan Trust, Inc.
0.404% due 08/25/2036		3,000	1,431
Countrywide Asset-Backed Certificates
0.304% due 02/25/2037		2,242	2,006
0.314% due 09/25/2046		239	192
0.324% due 06/25/2047		1,954	1,669
0.334% due 07/25/2036		811	792
0.334% due 06/25/2047		2,000	1,691
0.404% due 04/25/2036		745	729
0.504% due 04/25/2036		991	974
0.539% due 11/25/2035		969	914
5.072% due 04/25/2036		1,956	1,677
5.357% due 10/25/2046		3,293	2,932
5.378% due 07/25/2036		1,300	1,102
5.595% due 08/25/2035		1,000	883
Denver Arena Trust
6.940% due 11/15/2019		35	36

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EFS Volunteer LLC
1.036% due 07/26/2027		$21,650	$21,864
Fieldstone Mortgage Investment Trust
0.314% due 11/25/2036		1,744	1,020
First Franklin Mortgage Loan Trust
0.294% due 09/25/2036		286	255
0.394% due 10/25/2036		2,000	1,338
1.429% due 07/25/2034		1,000	844
First NLC Trust
0.294% due 08/25/2037		263	138
0.434% due 08/25/2037		175	93
Franklin CLO Ltd.
0.493% due 06/15/2018		3,424	3,379
Fremont Home Loan Trust
0.304% due 10/25/2036		497	243
GSAA Home Equity Trust
0.324% due 09/25/2036		1,975	1,042
0.454% due 03/25/2037		450	275
0.454% due 05/25/2047		532	383
GSAMP Trust
0.304% due 08/25/2036		1,524	1,015
Home Equity Asset Trust
0.434% due 08/25/2036		1,000	773
Home Equity Mortgage Loan Asset-Backed Trust
0.394% due 11/25/2036		2,000	1,110
JCP&L Transition Funding LLC
6.160% due 06/05/2019		607	679
JPMorgan Mortgage Acquisition Trust
0.214% due 03/25/2047		88	85
0.306% due 07/25/2036		1,844	906
Long Beach Mortgage Loan Trust
0.534% due 08/25/2045		1,000	857
MASTR Specialized Loan Trust
0.904% due 11/25/2035		200	148
Merrill Lynch Mortgage Investors Trust
0.224% due 04/25/2047		2,159	1,227
0.414% due 03/25/2037		2,500	1,357
0.464% due 12/25/2036		3,300	2,813
0.474% due 03/25/2037		1,000	548
Morgan Stanley ABS Capital, Inc. Trust
0.244% due 01/25/2037		893	508
0.254% due 09/25/2036		9	5
0.294% due 10/25/2036		3,175	1,870
0.374% due 10/25/2036		1,924	1,145
Morgan Stanley Home Equity Loan Trust
0.504% due 04/25/2037		291	177
Morgan Stanley Mortgage Loan Trust
0.514% due 04/25/2037		405	229
5.726% due 10/25/2036 ^		368	226
Moselle CLO S.A.
0.534% due 01/06/2020	EUR	1,221	1,677
Nelnet Student Loan Trust
0.954% due 12/27/2039		$2,329	2,368
New Century Home Equity Loan Trust
0.434% due 10/25/2035		587	575
0.484% due 02/25/2036		1,400	1,201
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.534% due 12/25/2035		2,000	1,661
Option One Mortgage Loan Trust
0.374% due 01/25/2037		691	404
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037		978	521
Residential Asset Securities Corp. Trust
0.304% due 08/25/2036		1,095	1,038
0.314% due 06/25/2036		1,181	1,113
0.604% due 09/25/2035		2,000	1,936

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rise Ltd.
4.750% due 02/15/2039 (f)		$7,000	$7,124
Securitized Asset-Backed Receivables LLC Trust
0.214% due 12/25/2036 ^		249	87
0.444% due 11/25/2035		815	743
SG Mortgage Securities Trust
0.364% due 10/25/2036		2,000	1,067
SLM Student Loan Trust
1.555% due 08/15/2025		3,349	3,394
Soundview Home Loan Trust
0.414% due 02/25/2037		1,856	893
Specialty Underwriting & Residential Finance Trust
0.454% due 12/25/2036		1,500	1,163
Structured Asset Investment Loan Trust
0.304% due 09/25/2036		647	496
0.314% due 05/25/2036		1,055	772
Structured Asset Securities Corp.
0.524% due 04/25/2036		100	84
1.655% due 04/25/2035		233	224
Venture CDO Ltd.
0.467% due 01/20/2022		2,200	2,173

Total Asset-Backed Securities (Cost $119,921)			126,691

SOVEREIGN ISSUES 7.4%
Australia Government CPI Linked Bond
3.000% due 09/20/2025	AUD	25,700	30,562
4.000% due 08/20/2020		25,700	43,976
Autonomous Community of Catalonia
3.875% due 04/07/2015	EUR	1,100	1,555
4.750% due 06/04/2018		500	754
Autonomous Community of Madrid
4.200% due 09/24/2014		16,500	23,134
Autonomous Community of Valencia
3.250% due 07/06/2015		950	1,332
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$11,700	11,949
4.125% due 09/15/2017	EUR	2,600	3,793
5.500% due 07/12/2020		$400	431
6.369% due 06/16/2018		1,000	1,123
6.500% due 06/10/2019		1,000	1,135
Banque Centrale de Tunisie S.A.
8.250% due 09/19/2027		770	839
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	1,200	469
Colombia Government International Bond
8.125% due 05/21/2024		$6,500	8,482
10.375% due 01/28/2033		275	418
11.750% due 02/25/2020		725	1,051
Costa Rica Government International Bond
4.250% due 01/26/2023		6,200	5,766
9.995% due 08/01/2020		500	633
Hong Kong SAR Government Bond
5.125% due 08/01/2014		750	761
Indonesia Government International Bond
5.875% due 03/13/2020		27,200	29,851
6.875% due 03/09/2017		11,300	12,755
6.875% due 01/17/2018		4,500	5,136
7.250% due 04/20/2015		500	534
7.500% due 01/15/2016		100	111
8.500% due 10/12/2035		3,800	4,873
11.625% due 03/04/2019		6,900	9,409
Kommunalbanken A/S
2.375% due 01/19/2016		1,700	1,757
Mexico Government International Bond
7.750% due 05/29/2031	MXN	655,500	54,881
8.300% due 08/15/2031		$200	281

66	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025	AUD	17,400	$20,564
Panama Government International Bond
6.700% due 01/26/2036		$100	118
7.125% due 01/29/2026		1,000	1,243
8.875% due 09/30/2027		2,700	3,753
Peru Government International Bond
7.125% due 03/30/2019		500	606
Philippines Government International Bond
4.200% due 01/21/2024		4,967	5,141
Poland Government International Bond
6.375% due 07/15/2019		250	294
Qatar Government International Bond
5.250% due 01/20/2020		3,500	3,981
6.400% due 01/20/2040		2,900	3,459
Russia Government International Bond
12.750% due 06/24/2028		400	655
Slovenia Government International Bond
4.125% due 02/18/2019		2,500	2,591
4.700% due 11/01/2016	EUR	23,000	34,463
South Africa Government International Bond
8.000% due 12/21/2018	ZAR	73,100	6,996
Turkey Government International Bond
7.500% due 11/07/2019		$4,100	4,707
Uruguay Government International Bond
4.500% due 08/14/2024		7,834	8,049
7.625% due 03/21/2036		1,100	1,414
Venezuela Government International Bond
7.000% due 03/31/2038		2,700	1,661
7.650% due 04/21/2025		2,700	1,823
7.750% due 10/13/2019		1,300	995
8.250% due 10/13/2024		13,300	9,310
9.250% due 05/07/2028		9,800	7,203
9.375% due 01/13/2034		14,650	10,819
Vietnam Government International Bond
4.000% due 03/12/2028		9,500	8,597
6.875% due 01/15/2016		3,000	3,240

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Zambia Government International Bond
5.375% due 09/20/2022	$210	$180

Total Sovereign Issues (Cost $406,334)		399,613

	SHARES
COMMON STOCKS 1.5%

ENERGY 1.0%
Energy Transfer Equity LP	570,000	26,648
ONEOK, Inc.	340,000	20,145
Targa Resources Corp. (h)	85,000	8,437

		55,230

FINANCIALS 0.3%
Citigroup, Inc.	340,000	16,184
Hipotecaria Su Casita S.A. de C.V. (b)	157,773	0
JPMorgan Chase & Co.	140,000	8,499

		24,683

UTILITIES 0.2%
ONE Gas, Inc. (b)	115,207	4,139

Total Common Stocks (Cost $72,058)		84,052

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
7.000% due 04/30/2014 (e)	3,000	2,978

Total Preferred Securities (Cost $2,824)		2,978

EXCHANGE-TRADED FUNDS 0.0%
iShares MSCI Brazil Capped Index Fund	25,700	1,157

Total Exchange-Traded Funds (Cost $1,375)		1,157

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (g) 0.3%
		$18,683

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.6%
0.073% due 04/17/2014 - 03/05/2015 (c)(j)(l)	$31,353	31,344

Total Short-Term Instruments (Cost $50,027)		50,027

Total Investments in Securities (Cost $4,904,152)		5,026,528

	SHARES
INVESTMENTS IN AFFILIATES 5.4%

SHORT-TERM INSTRUMENTS 5.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.4%
PIMCO Short-Term Floating NAV Portfolio	29,366,936	293,816

Total Short-Term Instruments (Cost $293,809)		293,816

Total Investments in Affiliates (Cost $293,809)		293,816

Total Investments 97.9% (Cost $5,197,961)		$5,320,344

Financial Derivative Instruments (i)(l) 0.1% (Cost or Premiums, net $(6,182))		5,682

Other Assets and Liabilities, net 2.0%		105,591

Net Assets 100.0%		$5,431,617

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Security becomes interest bearing at a future date.
(e)	Perpetual maturity, date shown represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	02/15/2039	02/11/2014	$7,000	$7,124	0.13%

(g)  REPURCHASE AGREEMENTS:

BORROWINGS AND OTHER FINANCING TRANSACTIONS

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	03/31/2014	04/01/2014	$17,400	U.S. Treasury Bonds 4.500% due 08/15/2039	$(17,825)	$17,400	$17,400
SSB	0.000%	03/31/2014	04/01/2014	1,283	Fannie Mae 2.260% due 10/17/2022	(1,309)	1,283	1,283

Total Repurchase Agreements						$(19,134)	$18,683	$18,683

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	67

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $41,560 at a weighted average interest rate of (0.040%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(h)	Securities with an aggregate market value of $3,916 have been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$17,400	$0	$0	$0	$17,400	$(17,825)	$(425)
SSB	1,283	0	0	0	1,283	(1,309)	(26)

Prime Brokerage Agreement
FOB	0	0	0	0	0	3,916	3,916

Total Borrowings and Other Financing Transactions	$18,683	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	3,000	$(134)	$300	$0
90-Day Eurodollar June Futures	Long	06/2015	654	473	41	0
90-Day Eurodollar June Futures	Long	06/2016	4,143	(3,694)	259	0
90-Day Eurodollar September Futures	Long	09/2016	5,000	(6,130)	187	0
Call Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	344	(38)	24	0
Put Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	344	265	0	(6)
U.S. Treasury 5-Year Note June Futures	Long	06/2014	543	(425)	34	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2014	85	(54)	27	0

Total Futures Contracts				$(9,737)	$872	$(6)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.IG-20 5-Year Index	(1.000%	)	06/20/2018	$67,500	$(1,349)	$(264)	$0	$(42)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.EM-19 5-Year Index	5.000%	06/20/2018	$12,700	$963	$(159)	$23	$0
CDX.EM-21 5-Year Index	5.000%	06/20/2019	188,600	18,014	1,998	380	0
CDX.HY-20 5-Year Index	5.000%	06/20/2018	31,500	2,816	1,376	82	0
CDX.HY-21 5-Year Index	5.000%	12/20/2018	92,639	7,496	641	230	0
CDX.HY-22 5-Year Index	5.000%	06/20/2019	98,400	7,484	534	258	0

				$36,773	$4,390	$973	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

68	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$ 15,800	$2,294	$(602)	$70	$0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044	2,100	(69)	(61)	11	0
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD 39,950	325	321	34	0
Pay	6-Month AUD-BBR-BBSW	4.500%	06/15/2022	60,600	1,386	1,406	2	0
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	1,000	58	45	0	0
Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023	45,000	(233)	37	20	0
Receive	6-Month EUR-EURIBOR	0.400%	03/14/2015	EUR 185,200	(249)	92	27	0
Receive	6-Month EUR-EURIBOR	0.550%	01/17/2016	65,546	(178)	(98)	34	0
Pay	6-Month EUR-EURIBOR	2.250%	09/21/2016	290,400	20,875	14,816	0	(277)
Receive	6-Month EUR-EURIBOR	2.000%	01/29/2024	21,910	(737)	(548)	76	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY 13,680,000	(2,856)	(451)	144	0

					$20,616	$14,957	$418	$(277)

Total Swap Agreements					$56,040	$19,083	$1,391	$(319)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(j)	Securities with an aggregate market value of $16,850 and cash of $43,086 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$872	$1,391	$2,263	$0	$(6)	$(319)	$(325)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2014		AUD	103,842	$		93,382	$ 0	$ (2,921)

BOA	04/2014		EUR	1,614			2,221	0	(2)
	04/2014	$		94,912		AUD	102,890	508	0
	04/2014			449,965		EUR	326,282	0	(463)
	04/2014			34		RUB	1,218	1	0
	05/2014		AUD	102,890	$		94,716	0	(508)
	05/2014		EUR	326,282			449,943	470	0
	05/2014		RUB	1,218			34	0	(1)

BPS	04/2014		EUR	964			1,328	0	0
	05/2014		MXN	538,120			40,705	0	(380)
	05/2014	$		7,328		JPY	746,400	0	(96)

BRC	04/2014			1,384		EUR	1,006	2	0
	04/2014			8,140		GBP	4,880	0	(5)
	05/2014		JPY	1,909,500	$		18,848	344	0

CBK	04/2014		ZAR	73,284			6,772	0	(175)
	05/2014		IDR	22,137,649			1,891	0	(67)
	05/2014		MXN	106,059			8,016	0	(81)
	05/2014	$		2,126		MXN	28,231	29	0

DUB	04/2014		AUD	1,433	$		1,306	0	(23)
	04/2014	$		2,132		AUD	2,385	80	0
	04/2014			7,636		EUR	5,501	0	(57)
	04/2014			951		TRY	2,000	0	(20)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	69

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
HUS	05/2014	$		3,189		MXN	42,160	$29	$0

JPM	04/2014		GBP	122,361	$		204,483	489	0
	04/2014		IDR	20,308,091			1,682	0	(115)
	04/2014		RUB	1,218			36	2	0
	04/2014	$		194,433		GBP	117,481	1,425	0
	04/2014			1,017		PLN	3,132	17	0
	05/2014		GBP	76,693	$		126,975	0	(854)

RYL	04/2014	$		4,076		CNY	25,000	0	(37)

SCX	06/2014		IDR	22,137,649	$		1,879	0	(70)

UAG	04/2014		BRL	59,062			24,248	0	(1,781)
	04/2014		CNY	25,000			3,924	0	(115)
	04/2014		EUR	330,211			451,726	0	(3,189)
	04/2014		IDR	48,483,281			4,005	0	(286)
	04/2014	$		24,900		BRL	59,062	1,130	0
	05/2014		BRL	59,062	$		24,709	0	(1,098)
	05/2014		IDR	20,308,092			1,671	0	(125)

Total Forward Foreign Currency Contracts								$4,526	$(12,469)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600%	06/16/2014	$	100,000	$(422)	$(156)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.150%	06/16/2014		100,000	(600)	(445)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.150%	06/16/2014		79,000	(464)	(351)

								$(1,486)	$(952)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date		Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	8,700	$(29)	$(11)

BPS	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		18,100	(59)	(23)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.000%	06/18/2014		35,100	(87)	(27)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		38,000	(129)	(111)

CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		77,850	(214)	(98)

DUB	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		19,200	(63)	(24)

GST	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		42,700	(111)	(53)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.000%	06/18/2014		6,950	(20)	(10)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		12,750	(45)	(37)

JPM	Put - OTC CDX.IG-21 5-Year Index	Sell	0.750%	06/18/2014	$	67,100	(124)	(79)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	40,300	(104)	(50)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.000%	06/18/2014		23,000	(55)	(17)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		16,100	(59)	(47)

MYC	Put - OTC CDX.IG-21 5-Year Index	Sell	1.000%	06/18/2014	$	252,200	(504)	(96)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	25,150	(80)	(32)

							$(1,683)	$(715)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Put - OTC USD versus JPY	JPY	99.000	05/30/2014	$31,100	$(250)	$(81)

DUB	Put - OTC USD versus JPY		97.000	05/30/2014	61,000	(293)	(65)

GLM	Put - OTC USD versus JPY		99.000	05/30/2014	78,000	(574)	(203)
	Put - OTC USD versus JPY		99.000	06/12/2014	167,100	(935)	(593)

						$(2,052)	$(942)

Total Written Options						$(5,221)	$(2,609)

70	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at 03/31/2013	55,839	$1,730,000	EUR	1,453,200	GBP	156,300	$(25,208)
Sales	370	8,270,190		1,057,412		32,800	(26,866)
Closing Buys	(55,839)	(4,672,800)		0		(53,300)	22,895
Expirations	(370)	(3,369,090)		(1,874,056)		(44,700)	18,189
Exercised	0	(1,022,800)		(272,656)		(91,100)	5,769

Balance at 03/31/2014	0	$935,500	EUR	363,900	GBP	0	$(5,221)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	CenturyLink, Inc.	(0.595%	)	06/20/2017	0.989%	$ 5,000	$0	$62	$62	$0
	Con-way, Inc.	(1.834%	)	03/20/2018	1.181%	5,000	0	(129)	0	(129)
	Springleaf Finance Corp.	(1.370%	)	12/20/2017	2.066%	2,500	0	60	60	0

BRC	FBG Finance Ltd.	(1.600%	)	06/20/2015	0.103%	1,000	0	(19)	0	(19)
	Marsh & McLennan Cos., Inc.	(0.760%	)	09/20/2015	0.075%	5,000	0	(52)	0	(52)
	Turkey Government International Bond	(1.000%	)	03/20/2019	2.086%	22,400	1,421	(304)	1,117	0

CBK	Turkey Government International Bond	(1.000%	)	03/20/2019	2.086%	17,400	1,184	(316)	868	0

GST	L Brands, Inc.	(2.410%	)	09/20/2017	0.940%	2,000	0	(102)	0	(102)
	Turkey Government International Bond	(1.000%	)	03/20/2019	2.086%	4,400	310	(91)	219	0

RYL	Springleaf Finance Corp.	(1.300%	)	12/20/2017	2.066%	2,500	0	66	66	0

UAG	CSX Corp.	(0.880%	)	06/20/2017	0.125%	5,000	0	(123)	0	(123)

							$2,915	$(948)	$2,392	$(425)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	09/20/2014	0.299%	$ 1,200	$2	$2	$4	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%	1,200	(6)	15	9	0
	China Government International Bond	1.000%	09/20/2016	0.386%	3,100	16	32	48	0
	El Paso LLC	5.000%	09/20/2014	0.438%	400	(30)	39	9	0
	Ford Motor Credit Co. LLC	5.000%	12/20/2018	0.886%	4,000	716	34	750	0
	Lafarge S.A.	1.000%	03/20/2018	1.512%	EUR 12,400	(1,102)	771	0	(331)
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	$ 25,550	(95)	352	257	0
	NRG Energy, Inc.	5.000%	06/20/2016	0.825%	1,500	28	114	142	0
	NRG Energy, Inc.	5.000%	09/20/2016	1.060%	2,000	(12)	209	197	0
	Russia Government International Bond	1.000%	09/20/2014	1.049%	3,800	8	(8)	0	0
	Russia Government International Bond	1.000%	03/20/2018	1.920%	27,600	(609)	(342)	0	(951)
	Spain Government International Bond	1.000%	12/20/2018	0.966%	24,000	(689)	734	45	0

BPS	Brazil Government International Bond	1.000%	03/20/2018	1.333%	3,700	(45)	(1)	0	(46)
	Brazil Government International Bond	1.000%	06/20/2018	1.391%	7,700	(103)	(17)	0	(120)
	China Government International Bond	1.000%	09/20/2015	0.224%	2,900	27	8	35	0
	Jaguar Land Rover PLC	5.000%	03/20/2018	1.304%	EUR 7,700	859	675	1,534	0
	Lafarge S.A.	1.000%	03/20/2018	1.512%	2,100	(185)	129	0	(56)
	NRG Energy, Inc.	5.000%	09/20/2016	1.060%	$ 2,300	(23)	250	227	0
	Russia Government International Bond	1.000%	06/20/2017	1.770%	6,850	(437)	274	0	(163)
	South Africa Government International Bond	1.000%	06/20/2017	1.350%	1,600	(45)	28	0	(17)

BRC	Ally Financial, Inc.	5.000%	03/20/2020	1.514%	5,340	906	117	1,023	0
	Brazil Government International Bond	1.000%	06/20/2018	1.391%	8,800	(166)	28	0	(138)
	Brazil Government International Bond	1.000%	03/20/2023	2.164%	2,800	(151)	(94)	0	(245)
	China Government International Bond	1.000%	09/20/2015	0.224%	4,000	38	9	47	0
	China Government International Bond	1.000%	09/20/2016	0.386%	5,000	26	52	78	0
	Community Health Systems, Inc.	5.000%	06/20/2019	3.173%	300	21	5	26	0
	Ford Motor Credit Co. LLC	5.000%	12/20/2018	0.886%	3,600	656	19	675	0
	Ford Motor Credit Co. LLC	5.000%	12/20/2019	1.120%	1,500	282	31	313	0
	Indonesia Government International Bond	1.000%	06/20/2022	2.335%	22,200	(2,654)	620	0	(2,034)
	Jaguar Land Rover PLC	5.000%	03/20/2018	1.304%	EUR 1,000	105	94	199	0
	Lafarge S.A.	1.000%	03/20/2018	1.512%	1,000	(88)	62	0	(26)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	71

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Schaeffler Finance BV	5.000%	03/20/2018	1.272%	EUR 15,400	$1,308	$1,789	$3,097	$0
	Seagate Technology Holdings	5.000%	03/20/2018	0.745%	$ 800	55	79	134	0
	Seagate Technology Holdings	5.000%	06/20/2018	0.796%	400	24	46	70	0
	South Africa Government International Bond	1.000%	06/20/2017	1.350%	3,360	(123)	87	0	(36)
	South Africa Government International Bond	1.000%	09/20/2017	1.435%	360	(13)	8	0	(5)
	Spain Government International Bond	1.000%	12/20/2018	0.966%	26,000	(735)	783	48	0
	SunGard Data Systems, Inc.	5.000%	09/20/2014	0.378%	500	(55)	67	12	0

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.514%	1,600	(10)	22	12	0
	Brazil Government International Bond	1.000%	06/20/2018	1.391%	27,200	(344)	(81)	0	(425)
	Brazil Government International Bond	1.000%	12/20/2018	1.558%	51,900	(1,308)	20	0	(1,288)
	China Government International Bond	1.000%	09/20/2015	0.224%	1,400	13	4	17	0
	China Government International Bond	1.000%	09/20/2016	0.386%	7,000	36	73	109	0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2014	0.043%	600	(15)	20	5	0
	Indonesia Government International Bond	1.000%	06/20/2022	2.335%	16,800	(2,036)	497	0	(1,539)
	Indonesia Government International Bond	1.000%	06/20/2023	2.425%	5,700	(524)	(78)	0	(602)
	Italy Government International Bond	1.000%	12/20/2016	0.851%	80,700	(1,012)	1,363	351	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	14,075	(49)	191	142	0
	Philippines Government International Bond	1.000%	09/20/2015	0.280%	4,900	(110)	164	54	0
	Russia Government International Bond	1.000%	06/20/2017	1.770%	2,200	(101)	49	0	(52)
	Russia Government International Bond	1.000%	09/20/2017	1.828%	2,350	(116)	52	0	(64)
	Russia Government International Bond	1.000%	03/20/2018	1.920%	35,000	(348)	(857)	0	(1,205)
	South Africa Government International Bond	1.000%	06/20/2017	1.350%	1,300	(35)	21	0	(14)
	South Africa Government International Bond	1.000%	09/20/2017	1.435%	1,050	(18)	2	0	(16)
	SunGard Data Systems, Inc.	5.000%	09/20/2014	0.378%	2,100	(234)	284	50	0
	United Kingdom Gilt	1.000%	06/20/2015	0.031%	3,200	27	13	40	0
	United Kingdom Gilt	1.000%	06/20/2016	0.070%	5,800	72	51	123	0

DUB	Brazil Government International Bond	1.000%	06/20/2018	1.391%	9,400	(146)	0	0	(146)
	Export-Import Bank of China	1.000%	09/20/2017	0.852%	500	(19)	22	3	0
	France Government Bond	0.250%	09/20/2015	0.108%	700	(26)	27	1	0
	France Government Bond	0.250%	03/20/2016	0.147%	7,200	(256)	271	15	0
	Gazprom OAO Via Gaz Capital S.A.	1.490%	09/20/2017	2.478%	5,000	0	(160)	0	(160)
	Indonesia Government International Bond	1.000%	12/20/2018	1.558%	51,586	(2,339)	1,067	0	(1,272)
	NRG Energy, Inc.	5.000%	06/20/2016	0.825%	600	9	48	57	0
	Russia Government International Bond	1.000%	06/20/2017	1.770%	3,400	(211)	130	0	(81)
	Russia Government International Bond	1.000%	09/20/2017	1.828%	1,125	(66)	35	0	(31)
	South Africa Government International Bond	1.000%	06/20/2017	1.350%	1,320	(46)	32	0	(14)

FBF	China Government International Bond	1.000%	09/20/2016	0.386%	6,000	30	64	94	0
	Citigroup, Inc.	1.000%	03/20/2018	0.601%	9,600	(37)	189	152	0
	El Paso LLC	5.000%	09/20/2014	0.438%	6,300	(466)	614	148	0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2014	0.043%	800	(20)	26	6	0
	NRG Energy, Inc.	5.000%	06/20/2015	0.342%	1,000	(15)	74	59	0
	NRG Energy, Inc.	5.000%	06/20/2016	0.825%	2,400	39	187	226	0
	Russia Government International Bond	1.000%	09/20/2017	1.828%	2,900	(106)	27	0	(79)
	South Africa Government International Bond	1.000%	12/20/2020	2.153%	2,150	(83)	(65)	0	(148)
	SunGard Data Systems, Inc.	5.000%	09/20/2014	0.378%	2,400	(270)	327	57	0
	United Kingdom Gilt	1.000%	09/20/2015	0.046%	2,300	24	10	34	0
	Univision Communications, Inc.	5.000%	09/20/2019	2.265%	1,000	(110)	250	140	0

GST	AES Corp.	5.000%	12/20/2018	1.814%	8,300	1,036	157	1,193	0
	Anadarko Petroleum Corp.	1.000%	06/20/2017	0.517%	4,100	(133)	197	64	0
	Bank of America Corp.	1.000%	03/20/2018	0.480%	40,000	(421)	1,246	825	0
	Brazil Government International Bond	1.000%	09/20/2014	0.299%	1,100	1	3	4	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%	1,200	(6)	15	9	0
	Brazil Government International Bond	1.000%	06/20/2018	1.391%	32,000	(590)	90	0	(500)
	Community Health Systems, Inc.	5.000%	06/20/2019	3.173%	400	31	4	35	0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2014	0.043%	800	(26)	32	6	0
	France Government Bond	0.250%	03/20/2016	0.147%	6,800	(227)	242	15	0
	Frontier Communications Corp.	5.000%	06/20/2019	2.864%	125	(14)	27	13	0

72	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	GenOn Energy, Inc.	5.000%	09/20/2014	1.374%	$ 4,000	$(657)	$733	$76	$0
	Italy Government International Bond	1.000%	12/20/2018	1.248%	32,000	(1,339)	994	0	(345)
	Mexico Government International Bond	1.000%	03/20/2015	0.219%	30,000	(595)	834	239	0
	New Jersey State General Obligation Bonds, Series 2001	1.970%	03/20/2021	0.783%	1,000	0	73	73	0
	NRG Energy, Inc.	5.000%	06/20/2016	0.825%	9,000	186	662	848	0
	NRG Energy, Inc.	5.000%	09/20/2017	1.791%	4,200	(200)	661	461	0
	Russia Government International Bond	1.000%	06/20/2017	1.770%	2,725	(142)	78	0	(64)
	Russia Government International Bond	1.000%	09/20/2017	1.828%	30,000	(1,233)	412	0	(821)
	South Africa Government International Bond	1.000%	09/20/2017	1.435%	675	(19)	9	0	(10)
	South Africa Government International Bond	1.000%	03/20/2020	2.046%	15,000	(922)	71	0	(851)
	Spain Government International Bond	1.000%	12/20/2016	0.613%	75,000	(203)	1,014	811	0
	Univision Communications, Inc.	5.000%	09/20/2019	2.265%	4,150	(457)	1,039	582	0

HUS	Brazil Government International Bond	1.000%	06/20/2018	1.391%	30,100	(428)	(42)	0	(470)
	Brazil Government International Bond	1.000%	03/20/2023	2.164%	50	(3)	(2)	0	(5)
	China Government International Bond	1.000%	09/20/2015	0.224%	1,100	10	3	13	0
	China Government International Bond	1.000%	09/20/2016	0.386%	1,000	(26)	41	15	0
	Colombia Government International Bond	1.000%	03/20/2016	0.484%	1,700	9	9	18	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.107%	900	(7)	23	16	0
	Italy Government International Bond	1.000%	12/20/2016	0.851%	11,000	(135)	184	49	0
	Qatar Government International Bond	1.000%	03/20/2016	0.197%	1,000	(2)	18	16	0
	Russia Government International Bond	1.000%	06/20/2017	1.770%	18,375	(999)	563	0	(436)
	Russia Government International Bond	1.000%	09/20/2017	1.828%	650	(41)	23	0	(18)
	South Africa Government International Bond	1.000%	06/20/2017	1.350%	13,085	(437)	297	0	(140)
	South Africa Government International Bond	1.000%	09/20/2017	1.435%	2,131	(40)	9	0	(31)
	South Africa Government International Bond	1.000%	03/20/2023	2.388%	750	(78)	0	0	(78)
	Spain Government International Bond	1.000%	12/20/2016	0.613%	10,300	(31)	142	111	0

JPM	Brazil Government International Bond	1.000%	12/20/2015	0.607%	10,000	(94)	165	71	0
	Brazil Government International Bond	1.000%	12/20/2017	1.268%	8,050	0	(75)	0	(75)
	Brazil Government International Bond	1.000%	06/20/2018	1.391%	9,100	(162)	20	0	(142)
	France Government Bond	0.250%	09/20/2015	0.108%	1,000	(35)	37	2	0
	Italy Government International Bond	1.000%	12/20/2018	1.248%	18,000	(753)	559	0	(194)
	Philippines Government International Bond	1.000%	09/20/2017	0.645%	1,160	(23)	37	14	0
	Qatar Government International Bond	1.000%	03/20/2016	0.197%	1,000	(2)	19	17	0

MYC	Brazil Government International Bond	1.000%	09/20/2015	0.514%	1,200	(8)	17	9	0
	Brazil Government International Bond	1.000%	09/20/2017	1.193%	1,160	(20)	13	0	(7)
	Brazil Government International Bond	1.000%	06/20/2018	1.391%	29,500	(506)	45	0	(461)
	China Government International Bond	1.000%	09/20/2015	0.224%	3,100	25	12	37	0
	China Government International Bond	1.000%	09/20/2016	0.386%	8,300	41	88	129	0
	Emirate of Abu Dhabi Government International Bond	1.000%	06/20/2016	0.116%	1,000	(7)	27	20	0
	Ford Motor Credit Co. LLC	5.000%	12/20/2018	0.886%	6,500	1,170	49	1,219	0
	France Government Bond	0.250%	09/20/2016	0.195%	4,300	(203)	209	6	0
	NRG Energy, Inc.	5.000%	09/20/2016	1.060%	4,800	(29)	502	473	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.074%	4,100	(141)	138	0	(3)
	Philippines Government International Bond	2.440%	09/20/2017	0.645%	300	0	19	19	0
	South Africa Government International Bond	1.000%	12/20/2020	2.153%	4,500	(147)	(163)	0	(310)

RYL	China Government International Bond	1.000%	09/20/2015	0.224%	4,000	36	12	48	0

UAG	Brazil Government International Bond	1.000%	09/20/2017	1.193%	499	(14)	11	0	(3)
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2014	0.043%	300	(10)	12	2	0
	NRG Energy, Inc.	5.000%	06/20/2015	0.342%	500	(8)	37	29	0
	NRG Energy, Inc.	5.000%	06/20/2016	0.825%	1,000	19	76	95	0
	Philippines Government International Bond	1.000%	09/20/2017	0.645%	709	(20)	29	9	0
	Qatar Government International Bond	1.000%	12/20/2014	0.125%	2,100	(30)	45	15	0
	Russia Government International Bond	1.000%	06/20/2017	1.770%	2,800	(176)	110	0	(66)
	South Africa Government International Bond	1.000%	06/20/2017	1.350%	1,305	(39)	25	0	(14)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	73

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Sprint Communications, Inc.	1.000%	09/20/2017	1.614%	$ 3,100	$(469)	$406	$0	$(63)
	Sprint Communications, Inc.	1.000%	06/20/2019	2.639%	3,400	(615)	351	0	(264)

						$(22,873)	$24,778	$18,580	$(16,675)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.EM-20 5-Year Index	5.000%	12/20/2018	$19,600	$1,899	$(148)	$1,751	$0

BRC	CDX.EM ex-Europe-18 5-Year Index	5.000%	12/20/2017	7,100	886	(392)	494	0

DUB	CDX.EM-17 5-Year Index	5.000%	06/20/2017	9,900	1,341	(744)	597	0
	CDX.EM-19 5-Year Index	5.000%	06/20/2018	500	41	(3)	38	0

FBF	CDX.EM-20 5-Year Index	5.000%	12/20/2018	15,000	1,657	(317)	1,340	0

GST	CDX.EM-17 5-Year Index	5.000%	06/20/2017	1,800	247	(138)	109	0
	CDX.EM-19 5-Year Index	5.000%	06/20/2018	500	40	(2)	38	0
	CDX.EM-20 5-Year Index	5.000%	12/20/2018	26,400	2,917	(558)	2,359	0

HUS	CDX.EM-19 5-Year Index	5.000%	06/20/2018	11,350	990	(130)	860	0
	CDX.EM-20 5-Year Index	5.000%	12/20/2018	16,900	1,776	(266)	1,510	0

JPM	CDX.EM-17 5-Year Index	5.000%	06/20/2017	11,000	1,227	(562)	665	0
	CDX.EM-20 5-Year Index	5.000%	12/20/2018	2,200	232	(36)	196	0

MYC	CDX.EM-17 5-Year Index	5.000%	06/20/2017	27,915	3,769	(2,083)	1,686	0

UAG	CDX.EM-18 5-Year Index	5.000%	12/20/2017	3,135	439	(220)	219	0

					$17,461	$(5,599)	$11,862	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	1-Year BRL-CDI	8.300%	01/02/2017	BRL	38,800	$(19)	$(1,357)	$0	$(1,376)

UAG	Pay	1-Year BRL-CDI	8.200%	01/02/2017		49,400	(185)	(1,657)	0	(1,842)

							$(204)	$(3,014)	$0	$(3,218)

TOTAL RETURN SWAPS ON CONVERTIBLE SECURITIES

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	11,491	Not Applicable, Fully Funded	02/11/2015	$1,740	$1,740	$40	$1,780	$0

Total Swap Agreements							$(961)	$15,257	$34,614	$(20,318)

74	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(l)	Securities with an aggregate market value of $16,138 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$0	$0	$0	$0	$(2,921)	$0	$0	$(2,921)	$(2,921)	$2,542	$(379)
BOA	979	0	3,334	4,313	(974)	(11)	(1,411)	(2,396)	1,917	(3,300)	(1,383)
BPS	0	0	1,796	1,796	(476)	(161)	(402)	(1,039)	757	(910)	(153)
BRC	346	0	7,333	7,679	(5)	(81)	(2,555)	(2,641)	5,038	(8,130)	(3,092)
CBK	29	0	1,771	1,800	(323)	(98)	(5,205)	(5,626)	(3,826)	3,984	158
DUB	80	0	2,491	2,571	(100)	(690)	(1,704)	(2,494)	77	300	377
FBF	0	0	2,256	2,256	0	0	(227)	(227)	2,029	(1,780)	249
GLM	0	0	0	0	0	(796)	(1,376)	(2,172)	(2,172)	2,581	409
GST	0	0	7,979	7,979	0	(100)	(2,693)	(2,793)	5,186	(5,270)	(84)
HUS	29	0	2,608	2,637	0	0	(1,178)	(1,178)	1,459	(1,280)	179
JPM	1,933	0	965	2,898	(969)	(544)	(411)	(1,924)	974	(1,240)	(266)
MYC	0	0	3,598	3,598	0	(128)	(781)	(909)	2,689	(4,600)	(1,911)
RYL	0	0	114	114	(37)	0	0	(37)	77	0	77
SCX	0	0	0	0	(70)	0	0	(70)	(70)	0	(70)
UAG	1,130	0	369	1,499	(6,594)	0	(2,375)	(8,969)	(7,470)	6,731	(739)

Total Over the Counter	$4,526	$0	$34,614	$39,140	$(12,469)	$(2,609)	$(20,318)	$(35,396)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$872	$872
Swap Agreements	0	973	0	0	418	1,391

	$0	$973	$0	$0	$1,290	$2,263

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,526	$0	$4,526
Swap Agreements	0	34,614	0	0	0	34,614

	$0	$34,614	$0	$4,526	$0	$39,140

	$0	$35,587	$0	$4,526	$1,290	$41,403

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6
Swap Agreements	0	42	0	0	277	319

	$0	$42	$0	$0	$283	$325

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,469	$0	$12,469
Written Options	0	715	0	942	952	2,609
Swap Agreements	0	17,099	0	0	3,219	20,318

	$0	$17,814	$0	$13,411	$4,171	$35,396

	$0	$17,856	$0	$13,411	$4,454	$35,721

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	75

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$11,655	$0	$0	$11,655
Written Options	0	0	(9,524)	0	139	(9,385)
Futures	0	0	0	0	(29,801)	(29,801)
Swap Agreements	0	23,395	0	0	(24,385)	(990)

	$0	$23,395	$2,131	$0	$(54,047)	$(28,521)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(894)	$0	$(894)
Written Options	0	3,961	0	3,592	16,989	24,542
Swap Agreements	0	28,900	0	0	(28,418)	482

	$0	$32,861	$0	$2,698	$(11,429)	$24,130

	$0	$56,256	$2,131	$2,698	$(65,476)	$(4,391)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$4,669	$0	$0	$4,669
Written Options	0	0	750	0	0	750
Futures	0	0	0	0	(11,249)	(11,249)
Swap Agreements	0	(6,821)	0	0	(2,440)	(9,261)

	$0	$(6,821)	$5,419	$0	$(13,689)	$(15,091)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(30,037)	$0	$(30,037)
Written Options	0	550	0	(56)	(4,569)	(4,075)
Swap Agreements	0	(3,479)	0	0	(1,045)	(4,524)

	$0	$(2,929)	$0	$(30,093)	$(5,614)	$(38,636)

	$0	$(9,750)	$5,419	$(30,093)	$(19,303)	$(53,727)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$202,370	$0	$202,370
Corporate Bonds & Notes
Banking & Finance	0	1,389,269	42,439	1,431,708
Industrials	0	1,598,228	36,444	1,634,672
Utilities	0	704,425	3,925	708,350
Municipal Bonds & Notes
Alabama	0	12,940	0	12,940
California	0	19,674	0	19,674
Illinois	0	113	0	113
Iowa	0	1,833	0	1,833
Kentucky	0	511	0	511
Massachusetts	0	915	0	915
Ohio	0	2,614	0	2,614
Tennessee	0	1,947	0	1,947
Texas	0	5,750	0	5,750
U.S. Government Agencies	0	17,454	504	17,958
Mortgage-Backed Securities	0	320,655	0	320,655
Asset-Backed Securities	0	111,526	15,165	126,691
Sovereign Issues	0	399,613	0	399,613
Common Stocks
Energy	55,230	0	0	55,230
Financials	24,683	0	0	24,683
Utilities	4,139	0	0	4,139
Preferred Securities
Banking & Finance	0	2,978	0	2,978
Exchange-Traded Funds	1,157	0	0	1,157

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short-Term Instruments
Repurchase Agreements	$0	$18,683	$0	$18,683
U.S. Treasury Bills	0	31,344	0	31,344
	$85,209	$4,842,842	$98,477	$5,026,528

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$293,816	$0	$0	$293,816

Total Investments	$379,025	$4,842,842	$98,477	$5,320,344

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	872	1,391	0	2,263
Over the counter	0	37,360	1,780	39,140
	$872	$38,751	$1,780	$41,403

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(6)	(319)	0	(325)
Over the counter	0	(35,396)	0	(35,396)
	$(6)	$(35,715)	$0	$(35,721)

Totals	$379,891	$4,845,878	$100,257	$5,326,026

76	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

There were no significant transfers between Level 1, and 2 during the period ended March 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2014 (2)
Investments in Securities, at Value
Bank Loan Obligations	$21,636	$0	$(21,205)	$9	$62	$(502)	$0	$0	$0	$0
Corporate Bonds & Notes
Banking & Finance	22,941	29,530	(1,392)	(20)	(22)	(815)	0	(7,783)	42,439	(946)
Industrials	36,757	3,428	(6,487)	(140)	(423)	(58)	3,367	0	36,444	114
Utilities	272	4,000	(150)	0	0	(197)	0	0	3,925	(197)
U.S. Government Agencies	601	0	(74)	(6)	(5)	(12)	0	0	504	(3)
Asset-Backed Securities	9,167	7,052	(1,007)	33	35	(115)	0	0	15,165	(61)

	$91,374	$44,010	$(30,315)	$(124)	$(353)	$(1,699)	$3,367	$(7,783)	$98,477	$(1,093)

Financial Derivative Instruments - Assets
Over the counter	0	1,740	0	0	0	40	0	0	1,780	40

Totals	$91,374	$45,750	$(30,315)	$(124)	$(353)	$(1,659)	$3,367	$(7,783)	$100,257	$(1,053)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$24,619	Benchmark Pricing	Base Price	94.00-100.00
	17,820	Third-Party Vendor	Broker Quote	103.75
Industrials	2,482	Other Valuation Techniques (3)	—	—
	33,962	Third-Party Vendor	Broker Quote	101.00-117.00
Utilities	3,610	Benchmark Pricing	Base Price	95.62
	315	Third-Party Vendor	Broker Quote	113.50
U.S. Government Agencies	504	Third-Party Vendor	Broker Quote	115.98
Asset-Backed Securities	15,165	Benchmark Pricing	Base Price	101.50

Financial Derivative Instruments - Assets
Over the counter	1,780	Indicative Market Quotation	Broker Quote	102.27

Total	$100,257

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	77

Schedule of Investments PIMCO Floating Income Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.0%

BANK LOAN OBLIGATIONS 4.9%
AerCap Holdings NV
1.750% due 02/24/2015		$7,000	$6,984
AES Corp.
3.750% due 06/01/2018		2,276	2,288
Albertson’s LLC
4.250% due 03/21/2016		2,259	2,274
Alliance Boots Holdings Ltd.
3.963% due 07/10/2017	GBP	6,300	10,552
Biomet, Inc.
3.654% - 3.733% due 07/25/2017		$6,994	7,011
CCM Merger, Inc.
5.000% due 03/01/2017		820	825
CSC Holdings, Inc.
2.653% due 04/17/2020		5,955	5,895
DaVita, Inc.
4.000% due 11/01/2019		6,320	6,366
4.500% due 10/20/2016		97	98
Dell, Inc.
4.500% due 04/29/2020		2,845	2,829
FMG Resources Pty. Ltd.
4.250% due 06/28/2019		4,248	4,286
H.J. Heinz Co.
3.500% due 06/05/2020		12,903	12,990
HCA, Inc.
2.653% due 05/01/2016		7,650	7,658
Hertz Corp.
3.000% due 03/11/2018		6,791	6,771
Hilton Worldwide Finance LLC
4.000% due 10/26/2020		4,079	4,092
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019		6,233	6,256
Novelis, Inc.
3.750% due 03/10/2017		1,935	1,938
NRG Energy, Inc.
2.750% due 07/02/2018		2,982	2,961
Ortho-Clinical Diagnostics, Inc.
7.000% due 02/12/2015		5,000	4,967
Seat Pagine Gialle Italia SpA
5.580% due 06/28/2016 ^	EUR	182	42
Station Casinos LLC
4.250% due 03/02/2020		$7,821	7,855
Terex Corp.
3.500% due 04/28/2017		1,098	1,105
TWCC Holding Corp.
3.500% due 02/13/2017		1,892	1,862
UPC Financing Partnership
3.985% due 03/31/2021	EUR	3,115	4,344

Total Bank Loan Obligations (Cost $109,589)			112,249

CORPORATE BONDS & NOTES 67.1%

BANKING & FINANCE 23.7%
Abbey National Treasury Services PLC
1.819% due 04/25/2014		$2,200	2,202
Ally Financial, Inc.
7.500% due 09/15/2020		2,450	2,922
8.000% due 03/15/2020		800	968
8.300% due 02/12/2015		100	106
American Express Co.
7.250% due 05/20/2014		3,800	3,834
American International Group, Inc.
5.000% due 04/26/2023	GBP	200	365

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Aviation Loan Trust
2.343% due 12/15/2022		$1,641	$1,542
Banco Bradesco S.A.
2.336% due 05/16/2014		15,500	15,505
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		1,800	1,903
Banco del Estado de Chile
4.125% due 10/07/2020		1,400	1,455
Banco do Brasil S.A.
4.500% due 01/22/2015		3,400	3,510
6.000% due 01/22/2020		1,900	2,078
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		500	520
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	4,000	6,282
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$4,250	4,425
4.625% due 02/13/2017		11,375	12,029
Banco Santander Chile
3.750% due 09/22/2015		3,600	3,734
3.875% due 09/20/2022		4,600	4,485
Bank of America Corp.
5.450% due 07/15/2014		2,000	2,028
Bank of Scotland PLC
7.286% due 05/31/2016 (d)	GBP	100	179
Bankia S.A.
4.375% due 02/14/2017	EUR	400	588
Barclays Bank PLC
7.625% due 11/21/2022		$3,600	3,978
10.179% due 06/12/2021		5,000	6,729
14.000% due 06/15/2019 (d)	GBP	9,600	21,718
BBVA Banco Continental S.A.
3.250% due 04/08/2018		$1,000	1,007
BBVA Bancomer S.A.
6.500% due 03/10/2021		5,400	5,866
7.250% due 04/22/2020		400	444
Blackstone CQP HoldCo LP
2.324% due 03/18/2019		10,000	9,944
BM&FBovespa S.A.
5.500% due 07/16/2020		100	107
BNP Paribas S.A.
7.781% due 07/02/2018 (d)(g)	EUR	12,000	19,640
BPCE S.A.
12.500% due 09/30/2019 (d)		2,971	5,553
12.500% due 09/30/2019 (d)		$150	195
Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018		7,900	8,492
Cantor Fitzgerald LP
7.875% due 10/15/2019		500	531
CBA Capital Trust
6.024% due 03/15/2016 (d)		2,700	2,865
CIT Group, Inc.
4.250% due 08/15/2017		16,500	17,325
4.750% due 02/15/2015		300	309
5.000% due 05/15/2017		200	215
Citigroup, Inc.
0.977% due 05/31/2017	EUR	400	542
1.558% due 11/30/2017		1,600	2,185
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
11.000% due 06/30/2019 (d)		$1,300	1,729
Credit Agricole S.A.
7.875% due 01/23/2024 (d)		2,000	2,115
8.125% due 10/26/2019 (d)	GBP	200	375
8.125% due 09/19/2033		$1,300	1,491
Credit Suisse
5.500% due 05/01/2014		5,000	5,021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 09/18/2025	EUR	500	$752
6.500% due 08/08/2023		$200	220
Credit Suisse Group AG
7.500% due 12/11/2023 (d)		200	217
Denali Borrower LLC
5.625% due 10/15/2020		8,000	8,160
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		10,512	10,906
E*TRADE Financial Corp.
6.375% due 11/15/2019		4,000	4,370
Export-Import Bank of India
4.000% due 08/07/2017		1,700	1,777
Export-Import Bank of Korea
3.750% due 10/20/2016		400	427
5.875% due 01/14/2015		400	416
Fiat Finance & Trade S.A.
7.625% due 09/15/2014	EUR	11,900	16,828
Fidelity National Financial, Inc.
5.500% due 09/01/2022		$700	747
Ford Motor Credit Co. LLC
8.000% due 06/01/2014		3,500	3,543
8.125% due 01/15/2020		5,500	6,946
8.700% due 10/01/2014		400	416
GMAC International Finance BV
7.500% due 04/21/2015	EUR	8,700	12,706
Goldman Sachs Group, Inc.
5.250% due 07/27/2021		$2,000	2,218
Goodman Funding Pty. Ltd.
6.375% due 04/15/2021		1,000	1,137
HBOS Capital Funding LP
6.461% due 11/30/2018 (d)	GBP	1,900	3,360
HBOS PLC
5.374% due 06/30/2021	EUR	4,700	6,909
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021		$4,000	4,438
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018 ^		2,920	223
Hockey Merger Sub, Inc.
7.875% due 10/01/2021		400	429
Hospitality Properties Trust
5.000% due 08/15/2022		4,000	4,167
HSBC Finance Corp.
6.676% due 01/15/2021		1,800	2,104
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		2,700	2,884
ICICI Bank Ltd.
4.750% due 11/25/2016		9,000	9,523
5.500% due 03/25/2015		1,100	1,139
ING Groep NV
5.140% due 03/17/2016 (d)	GBP	200	332
International Lease Finance Corp.
5.750% due 05/15/2016		$14,400	15,525
IPIC GMTN Ltd.
5.000% due 11/15/2020		200	222
Jefferies Finance LLC
7.375% due 04/01/2020		1,000	1,055
JPMorgan Chase & Co.
7.900% due 04/30/2018 (d)		30,900	35,071
KBC Bank NV
8.000% due 01/25/2023		400	450
Korea Exchange Bank
4.875% due 01/14/2016		500	533
Korea Finance Corp.
3.250% due 09/20/2016		400	421
LBG Capital PLC
7.625% due 10/14/2020	EUR	800	1,192
8.875% due 02/07/2020		200	308

78	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
15.000% due 12/21/2019	GBP	1,100	$2,674
15.000% due 12/21/2019	EUR	2,200	4,634
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		$700	960
Morgan Stanley
7.300% due 05/13/2019		7,000	8,501
New York Life Insurance Co.
6.750% due 11/15/2039		900	1,176
Nostrum Oil & Gas Finance BV
6.375% due 02/14/2019		4,600	4,715
Omega Healthcare Investors, Inc.
4.950% due 04/01/2024		200	197
Oxford Finance LLC
7.250% due 01/15/2018		800	852
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		1,452	1,349
Phones4u Finance PLC
9.500% due 04/01/2018	GBP	300	527
Piper Jaffray Cos.
4.734% due 11/30/2015		$4,700	4,751
Qatari Diar Finance Co.
3.500% due 07/21/2015		300	311
RCI Banque S.A.
2.112% due 04/11/2014		3,200	3,201
3.500% due 04/03/2018		6,900	7,176
4.600% due 04/12/2016		2,100	2,226
Regions Financial Corp.
7.750% due 11/10/2014		12,700	13,236
Resona Bank Ltd.
5.850% due 04/15/2016 (d)		200	215
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		13,500	14,715
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.100% due 07/25/2018		4,600	4,531
6.299% due 05/15/2017		5,080	5,238
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		500	518
5.400% due 03/24/2017		5,400	5,623
5.717% due 06/16/2021		1,900	1,927
6.125% due 02/07/2022		14,100	14,558
SL Green Realty Corp.
4.500% due 12/01/2022		5,000	4,955
5.000% due 08/15/2018		8,600	9,327
SLM Corp.
5.050% due 11/14/2014		400	410
5.375% due 05/15/2014		800	804
6.000% due 01/25/2017		300	328
6.250% due 01/25/2016		200	216
8.000% due 03/25/2020		7,600	8,778
8.450% due 06/15/2018		7,900	9,332
Springleaf Finance Corp.
6.900% due 12/15/2017		2,200	2,425
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		720	763
UBS AG
7.250% due 02/22/2022		400	440
7.625% due 08/17/2022		1,150	1,351
UOB Cayman Ltd.
5.796% due 03/15/2016 (d)		500	526
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	13,400	23,708
7.000% due 01/15/2018		5,000	8,654
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		$7,500	7,697
5.450% due 11/22/2017		1,900	1,945
5.942% due 11/21/2023		1,500	1,429
6.025% due 07/05/2022		3,200	3,140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Bank N.A.
0.618% due 11/03/2014		$2,728	$2,732
Waha Aerospace BV
3.925% due 07/28/2020		1,755	1,863

			545,741

INDUSTRIALS 29.0%
21st Century Oncology, Inc.
9.875% due 04/15/2017		5,100	5,049
Activision Blizzard, Inc.
5.625% due 09/15/2021		5,550	5,952
6.125% due 09/15/2023		8,400	9,166
Aguila S.A.
7.875% due 01/31/2018		4,000	4,252
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		5,000	5,487
Alliance Data Systems Corp.
5.250% due 12/01/2017		7,750	8,157
ALROSA Finance S.A.
7.750% due 11/03/2020		4,000	4,260
America Movil S.A.B. de C.V.
5.750% due 01/15/2015		2,800	2,911
American Airlines Pass-Through Trust
5.250% due 07/31/2022		1,405	1,524
7.000% due 07/31/2019		935	1,012
American Airlines, Inc.
7.500% due 03/15/2016 ^		8,460	8,814
American Tower Corp.
4.700% due 03/15/2022		1,400	1,465
AmeriGas Partners LP
6.500% due 05/20/2021		1,431	1,535
Anadarko Petroleum Corp.
8.700% due 03/15/2019		1,100	1,396
Anglo American Capital PLC
9.375% due 04/08/2014		4,100	4,105
AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022		700	654
5.375% due 04/15/2020		400	401
Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	500	734
9.250% due 10/15/2020		1,100	1,697
Arqiva Broadcast Finance PLC
9.500% due 03/31/2020	GBP	900	1,718
Ashland, Inc.
3.000% due 03/15/2016		$2,000	2,050
3.875% due 04/15/2018		4,100	4,254
6.875% due 05/15/2043		300	304
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		12,061	12,544
Berry Plastics Corp.
9.750% due 01/15/2021		3,500	4,082
Biomet, Inc.
6.500% due 08/01/2020		100	108
Boston Scientific Corp.
6.000% due 01/15/2020		1,900	2,184
Braskem Finance Ltd.
5.750% due 04/15/2021		2,300	2,309
7.000% due 05/07/2020		703	766
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017		2,000	2,035
Building Materials Corp. of America
6.750% due 05/01/2021		2,800	3,045
Capella Healthcare, Inc.
9.250% due 07/01/2017		1,200	1,278
Celanese U.S. Holdings LLC
6.625% due 10/15/2018		1,100	1,167

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021	$1,100	$1,136
CGG S.A.
6.500% due 06/01/2021	6,800	6,936
7.750% due 05/15/2017	100	102
9.500% due 05/15/2016	707	732
Columbus International, Inc.
11.500% due 11/20/2014	8,850	9,458
Community Health Systems, Inc.
5.125% due 08/01/2021	1,000	1,030
6.875% due 02/01/2022	900	945
Concho Resources, Inc.
5.500% due 04/01/2023	2,500	2,612
7.000% due 01/15/2021	500	554
Continental Airlines Pass-Through Trust
4.750% due 07/12/2022	2,840	3,067
5.983% due 10/19/2023	430	488
6.000% due 07/12/2020	740	779
7.250% due 05/10/2021	1,157	1,353
9.000% due 01/08/2018	2,325	2,662
Continental Resources, Inc.
7.125% due 04/01/2021	700	793
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^	1,200	165
9.250% due 06/30/2020 ^	2,300	316
CPI International, Inc.
8.000% due 02/15/2018	850	882
Crown Castle International Corp.
5.250% due 01/15/2023	16,750	17,106
Crown Castle Towers LLC
6.113% due 01/15/2040	4,800	5,510
CSC Holdings LLC
7.625% due 07/15/2018	800	933
7.875% due 02/15/2018	4,250	4,930
8.625% due 02/15/2019	2,500	3,000
CSN Islands Corp.
6.875% due 09/21/2019	5,750	6,038
10.000% due 01/15/2015	1,300	1,391
CSN Resources S.A.
6.500% due 07/21/2020	1,350	1,384
CVS Pass-Through Trust
5.789% due 01/10/2026	1,359	1,509
6.036% due 12/10/2028	720	811
7.507% due 01/10/2032	98	121
DaVita HealthCare Partners, Inc.
5.750% due 08/15/2022	400	428
Delta Air Lines Pass-Through Trust
4.950% due 11/23/2020	387	422
6.200% due 01/02/2020	355	397
6.718% due 07/02/2024	594	689
7.750% due 06/17/2021	133	155
Denbury Resources, Inc.
4.625% due 07/15/2023	2,300	2,151
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015 ^	6,400	744
9.500% due 12/11/2019 ^	2,850	331
Deutsche Telekom International Finance BV
4.875% due 07/08/2014	700	708
Digicel Group Ltd.
10.500% due 04/15/2018	2,900	3,088
Digicel Ltd.
8.250% due 09/01/2017	2,500	2,612
DISH DBS Corp.
7.125% due 02/01/2016	11,980	13,118
7.750% due 05/31/2015	1,300	1,396
7.875% due 09/01/2019	500	593

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	79

Schedule of Investments PIMCO Floating Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DJO Finance LLC
7.750% due 04/15/2018		$2,200	$2,327
Dolphin Energy Ltd.
5.500% due 12/15/2021		1,000	1,131
Eagle Spinco, Inc.
4.625% due 02/15/2021		3,000	2,977
Ecopetrol S.A.
7.625% due 07/23/2019		7,245	8,721
El Paso LLC
7.750% due 01/15/2032		1,000	1,075
8.250% due 02/15/2016		2,400	2,604
Empresa de Transporte de Pasajeros Metro S.A.
4.750% due 02/04/2024		800	833
Energy Transfer Partners LP
6.125% due 02/15/2017		200	224
8.500% due 04/15/2014		1,443	1,447
9.000% due 04/15/2019		3,407	4,281
Enterprise Products Operating LLC
7.034% due 01/15/2068		600	680
8.375% due 08/01/2066		1,815	2,045
Equinix, Inc.
4.875% due 04/01/2020		5,000	5,137
Europcar Groupe S.A.
11.500% due 05/15/2017	EUR	2,100	3,385
Florida Gas Transmission Co. LLC
7.900% due 05/15/2019		$13,200	16,246
Forest Laboratories, Inc.
4.375% due 02/01/2019		1,200	1,265
GenCorp, Inc.
7.125% due 03/15/2021		1,000	1,089
Gerdau Holdings, Inc.
7.000% due 01/20/2020		10,200	11,373
Gerdau Trade, Inc.
5.750% due 01/30/2021		5,500	5,665
Glencore Funding LLC
6.000% due 04/15/2014		600	601
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		3,250	2,828
Great Rolling Stock Co. PLC
6.875% due 07/27/2035	GBP	1,345	2,727
Grifols Worldwide Operations Ltd.
5.250% due 04/01/2022		$1,100	1,128
GTL Trade Finance, Inc.
7.250% due 10/20/2017		2,050	2,324
Harvest Operations Corp.
6.875% due 10/01/2017		500	543
HCA, Inc.
6.500% due 02/15/2020		15,300	17,174
7.250% due 09/15/2020		750	813
7.875% due 02/15/2020		1,500	1,601
HD Supply, Inc.
8.125% due 04/15/2019		10,000	11,200
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		600	633
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		3,300	3,369
Ineos Finance PLC
8.375% due 02/15/2019		1,100	1,220
Jaguar Land Rover Automotive PLC
5.625% due 02/01/2023		200	209
Jarden Corp.
6.125% due 11/15/2022		1,500	1,620
KazMunayGas National Co. JSC
11.750% due 01/23/2015		12,100	13,007
Kinder Morgan Energy Partners LP
3.500% due 03/01/2021		800	798
5.300% due 09/15/2020		200	220

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.850% due 02/15/2020		$5,000	$5,881
Kraton Polymers LLC
6.750% due 03/01/2019		650	694
Lafarge S.A.
6.625% due 11/29/2018	EUR	500	797
6.750% due 12/16/2019		5,500	8,894
Lukoil International Finance BV
7.250% due 11/05/2019		$1,500	1,665
Mallinckrodt International Finance S.A.
3.500% due 04/15/2018		1,500	1,479
4.750% due 04/15/2023		1,250	1,191
Marfrig Overseas Ltd.
9.500% due 05/04/2020		1,000	1,014
MCE Finance Ltd.
5.000% due 02/15/2021		6,375	6,407
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		4,500	4,590
Mylan, Inc.
6.000% due 11/15/2018		300	317
Newcrest Finance Pty. Ltd.
4.200% due 10/01/2022		2,695	2,329
Newfield Exploration Co.
6.875% due 02/01/2020		100	107
7.125% due 05/15/2018		3,100	3,201
Noble Group Ltd.
4.875% due 08/05/2015		400	415
Novelis, Inc.
8.750% due 12/15/2020		6,800	7,633
OGX Austria GmbH
8.375% due 04/01/2022 ^		8,500	638
8.500% due 06/01/2018 ^		10,900	818
ONEOK Partners LP
3.375% due 10/01/2022		900	869
5.000% due 09/15/2023		2,900	3,115
Oshkosh Corp.
8.500% due 03/01/2020		100	110
Pearson Dollar Finance PLC
6.250% due 05/06/2018		1,000	1,140
Pemex Project Funding Master Trust
6.625% due 06/15/2035		500	558
Pertamina Persero PT
4.300% due 05/20/2023		2,000	1,813
Petrobras International Finance Co.
5.375% due 01/27/2021		9,000	9,148
5.750% due 01/20/2020		4,300	4,511
6.875% due 01/20/2040		10,150	10,104
7.750% due 09/15/2014		3,600	3,712
Petroleos de Venezuela S.A.
5.250% due 04/12/2017		13,600	10,234
5.375% due 04/12/2027		6,400	3,424
8.500% due 11/02/2017		200	168
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		142	153
Phosagro OAO via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018		2,300	2,202
Plains Exploration & Production Co.
6.625% due 05/01/2021		600	660
Pride International, Inc.
6.875% due 08/15/2020		500	598
8.500% due 06/15/2019		15,700	19,854
QGOG Constellation S.A.
6.250% due 11/09/2019		4,500	4,506
Quebecor Media, Inc.
7.750% due 03/15/2016		6,181	6,212
Regency Energy Partners LP
4.500% due 11/01/2023		2,100	1,964
5.750% due 09/01/2020		3,700	3,866

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 03/01/2022		$1,000	$1,040
Reynolds Group Issuer, Inc.
7.125% due 04/15/2019		3,000	3,187
7.875% due 08/15/2019		3,000	3,319
Rhodia S.A.
6.875% due 09/15/2020		2,000	2,196
Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014		400	403
Rockies Express Pipeline LLC
5.625% due 04/15/2020		14,960	14,736
6.000% due 01/15/2019		400	405
Rohm & Haas Co.
6.000% due 09/15/2017		861	980
Russian Railways via RZD Capital PLC
5.700% due 04/05/2022		1,900	1,876
5.739% due 04/03/2017		11,800	12,331
Scientific Games International, Inc.
9.250% due 06/15/2019		700	746
Sealed Air Corp.
6.500% due 12/01/2020		800	886
Severstal OAO Via Steel Capital S.A.
4.450% due 03/19/2018		5,900	5,782
Sibur Securities Ltd.
3.914% due 01/31/2018		600	554
Smurfit Kappa Acquisitions
4.125% due 01/30/2020	EUR	3,700	5,441
7.750% due 11/15/2019		3,200	4,756
Spirit Issuer PLC
5.472% due 12/28/2034	GBP	1,600	2,567
6.582% due 12/28/2027		1,000	1,746
Steel Dynamics, Inc.
7.625% due 03/15/2020		$100	109
STHI Holding Corp.
8.000% due 03/15/2018		1,000	1,061
Sunoco Logistics Partners Operations LP
5.500% due 02/15/2020		200	223
Telenet Finance Luxembourg S.C.A.
6.250% due 08/15/2022	EUR	1,300	1,970
6.375% due 11/15/2020		700	1,043
6.750% due 08/15/2024		3,200	4,893
Tenet Healthcare Corp.
4.500% due 04/01/2021		$1,200	1,178
6.000% due 10/01/2020		3,700	3,966
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		287	292
Tesoro Logistics LP
6.125% due 10/15/2021		6,833	7,277
Time Warner Cable, Inc.
5.875% due 11/15/2040		600	652
6.750% due 07/01/2018		300	352
Time Warner Entertainment Co. LP
8.375% due 03/15/2023		200	262
8.375% due 07/15/2033		500	691
Toll Brothers Finance Corp.
5.150% due 05/15/2015		400	418
Tomkins LLC
9.000% due 10/01/2018		1,347	1,453
Transocean, Inc.
7.375% due 04/15/2018		4,000	4,606
Tullow Oil PLC
6.000% due 11/01/2020		1,300	1,326
UAL Pass-Through Trust
9.750% due 07/15/2018		1,563	1,797
10.400% due 05/01/2018		1,873	2,131
United Airlines, Inc.
6.750% due 09/15/2015		1,500	1,534

80	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
United Rentals North America, Inc.
8.250% due 02/01/2021		$5,400	$6,068
Unitymedia Hessen GmbH & Co. KG
5.625% due 04/15/2023	EUR	1,400	2,100
UPC Holding BV
8.375% due 08/15/2020		4,000	6,116
UPCB Finance Ltd.
6.375% due 07/01/2020		2,600	3,851
7.250% due 11/15/2021		$1,000	1,108
7.625% due 01/15/2020	EUR	3,000	4,458
Urbi Desarrollos Urbanos S.A.B. de C.V.
8.500% due 04/19/2016 ^		$2,900	334
9.500% due 01/21/2020 ^		1,400	162
USG Corp.
9.750% due 01/15/2018		950	1,152
Vale Overseas Ltd.
5.625% due 09/15/2019		5,000	5,549
6.875% due 11/21/2036		100	107
Vimpel Communications OJSC Via UBS Luxembourg S.A.
8.250% due 05/23/2016		6,050	6,367
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016		3,200	3,304
7.748% due 02/02/2021		2,400	2,481
9.125% due 04/30/2018		3,600	3,978
Whiting Petroleum Corp.
5.000% due 03/15/2019		5,900	6,269
Williams Partners LP
3.350% due 08/15/2022		2,750	2,639
4.500% due 11/15/2023		2,000	2,051
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		1,600	1,696
11.750% due 07/15/2017		4,100	4,325
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	16,600	24,355

			670,156

UTILITIES 14.4%
Access Midstream Partners LP
4.875% due 05/15/2023		$7,700	7,796
AES Andres Dominicana Ltd.
9.500% due 11/12/2020		6,950	7,428
AES Corp.
8.000% due 10/15/2017		7	8
8.000% due 06/01/2020		4,400	5,214
AES Panama S.A.
6.350% due 12/21/2016		3,300	3,498
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		14,200	16,649
Anadarko Finance Co.
7.500% due 05/01/2031		200	255
BP Capital Markets PLC
3.625% due 05/08/2014		110	110
Calpine Corp.
7.875% due 07/31/2020		880	972
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		7,200	7,813
7.750% due 11/30/2015		800	875
CenturyLink, Inc.
5.625% due 04/01/2020		17,400	18,379
Colbun S.A.
6.000% due 01/21/2020		500	552
Consolidated Edison Co. of New York, Inc.
5.550% due 04/01/2014		4,800	4,800
E.CL S.A.
5.625% due 01/15/2021		2,500	2,684

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Electricite de France
5.625% due 01/22/2024 (d)	$3,000	$3,025
Energy Future Intermediate Holding Co. LLC
10.000% due 12/01/2020	1,000	1,058
10.250% due 12/01/2020	7,000	7,411
Entergy Corp.
5.125% due 09/15/2020	400	429
EP Energy LLC
7.750% due 09/01/2022	1,400	1,579
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016	245	256
FirstEnergy Corp.
2.750% due 03/15/2018	2,000	1,996
7.375% due 11/15/2031	1,000	1,152
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023	6,680	6,571
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020	6,500	6,126
4.950% due 02/06/2028	300	259
6.510% due 03/07/2022	200	207
8.146% due 04/11/2018	14,070	15,969
8.625% due 04/28/2034	7,100	8,129
Intergas Finance BV
6.375% due 05/14/2017	4,000	4,280
Israel Electric Corp. Ltd.
7.250% due 01/15/2019	1,400	1,570
9.375% due 01/28/2020	1,000	1,234
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016	2,500	2,675
6.000% due 01/15/2018	3,200	3,480
Korea Electric Power Corp.
3.000% due 10/05/2015	400	412
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015	1,500	1,546
6.250% due 06/17/2014	800	810
Majapahit Holding BV
7.250% due 06/28/2017	100	113
7.750% due 10/17/2016	200	226
7.750% due 01/20/2020	5,200	5,993
MarkWest Energy Partners LP
4.500% due 07/15/2023	7,600	7,353
Millicom International Cellular S.A.
6.625% due 10/15/2021	1,600	1,700
NGPL PipeCo LLC
7.119% due 12/15/2017	5,700	5,629
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022	1,800	1,600
6.604% due 02/03/2021	10,700	11,222
NV Energy, Inc.
6.250% due 11/15/2020	2,800	3,275
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	8,100	8,444
Pennsylvania Electric Co.
5.200% due 04/01/2020	400	438
Petrobras Global Finance BV
5.625% due 05/20/2043	3,100	2,637
6.250% due 03/17/2024	12,900	13,324
7.250% due 03/17/2044	6,700	6,911
Petroleos Mexicanos
5.500% due 01/21/2021	6,700	7,353
6.375% due 01/23/2045	12,200	13,191
6.500% due 06/02/2041	7,250	7,975
PG&E Corp.
5.750% due 04/01/2014	4,800	4,800
Plains All American Pipeline LP
2.850% due 01/31/2023	300	279
3.650% due 06/01/2022	1,050	1,056

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		$166	$180
5.500% due 09/30/2014		6,500	6,646
5.832% due 09/30/2016		112	120
6.750% due 09/30/2019		250	298
Rosneft Finance S.A.
6.250% due 02/02/2015		400	412
6.625% due 03/20/2017		8,500	9,148
7.500% due 07/18/2016		400	435
7.875% due 03/13/2018		100	112
Rosneft Oil Co. via Rosneft International Finance Ltd.
3.149% due 03/06/2017		1,100	1,084
Sprint Communications, Inc.
6.000% due 12/01/2016		11,461	12,593
8.375% due 08/15/2017		9,400	11,104
Sprint Corp.
7.875% due 09/15/2023		100	110
Targa Resources Partners LP
4.250% due 11/15/2023		1,600	1,492
5.250% due 05/01/2023		3,400	3,383
Telecom Italia SpA
4.500% due 09/20/2017	EUR	1,500	2,207
7.000% due 01/20/2017		15,500	24,080
Verizon Communications, Inc.
5.150% due 09/15/2023		$2,900	3,180
VimpelCom Holdings BV
5.950% due 02/13/2023		2,100	1,943
Yellowstone Energy LP
5.750% due 12/31/2026		2,888	2,708

			331,961

Total Corporate Bonds & Notes (Cost $1,530,122)			1,547,858

MUNICIPAL BONDS & NOTES 0.5%

ALABAMA 0.3%
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (c)		13,100	6,890

CALIFORNIA 0.2%
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033		100	123
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2003
7.490% due 11/01/2018		1,435	1,436
7.740% due 11/01/2021		1,885	1,886
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040		700	738

			4,183

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		635	636

Total Municipal Bonds & Notes (Cost $11,024)			11,709

U.S. GOVERNMENT AGENCIES 0.0%
Fannie Mae
0.354% due 10/27/2037		200	199
0.504% due 09/25/2042		18	18
2.285% due 02/01/2035		82	88
4.000% due 10/01/2030		404	426

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	81

Schedule of Investments PIMCO Floating Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.120% due 05/01/2035	$122	$131
6.000% due 04/25/2043	12	14
Ginnie Mae
0.455% due 12/16/2026	90	91

Total U.S. Government Agencies (Cost $931)		967

MORTGAGE-BACKED SECURITIES 8.2%
Adjustable Rate Mortgage Trust
2.728% due 11/25/2035 ^	421	361
2.733% due 08/25/2035	1,339	1,258
4.906% due 10/25/2035	1,707	1,555
American General Mortgage Loan Trust
5.150% due 03/25/2058	94	95
American Home Mortgage Assets Trust
0.364% due 10/25/2046	258	168
American Home Mortgage Investment Trust
0.394% due 05/25/2047 ^	10	0
1.830% due 09/25/2045	65	61
Banc of America Alternative Loan Trust
6.000% due 06/25/2046	1,030	878
Banc of America Commercial Mortgage Trust
5.825% due 02/10/2051	79	88
Banc of America Funding Corp.
0.654% due 07/26/2036	254	254
2.585% due 06/25/2034	151	156
2.762% due 09/20/2035	272	238
5.240% due 05/20/2036	939	925
5.540% due 05/20/2036 ^	589	553
5.888% due 04/25/2037 ^	453	385
Banc of America Mortgage Trust
2.582% due 01/25/2036	192	153
2.623% due 07/25/2033	77	74
2.704% due 02/25/2036 ^	24	21
2.767% due 07/25/2033	824	834
2.867% due 11/20/2046 ^	1,911	1,574
5.500% due 12/25/2020	80	82
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035	7,303	7,436
2.288% due 04/25/2034	1,466	1,458
2.380% due 02/25/2036	220	176
2.528% due 01/25/2035	22	22
2.579% due 08/25/2033	194	199
2.976% due 05/25/2047 ^	1,322	1,113
Bear Stearns Alt-A Trust
0.314% due 02/25/2034	1,279	1,224
2.460% due 02/25/2036 ^	2,035	1,395
2.610% due 03/25/2036 ^	143	102
2.671% due 11/25/2036	3,818	2,853
Bear Stearns Structured Products, Inc.
1.885% due 01/26/2036	504	407
2.874% due 12/26/2046	1,304	983
Chase Mortgage Finance Trust
2.718% due 02/25/2037	600	583
5.500% due 12/25/2022	1,428	1,430
5.639% due 09/25/2036	2,814	2,576
Citigroup Mortgage Loan Trust, Inc.
0.224% due 01/25/2037	520	326
2.500% due 10/25/2035	15,522	15,164
2.582% due 12/25/2035 ^	248	173
2.605% due 08/25/2035	652	376
2.674% due 03/25/2034	10	10
2.895% due 09/25/2037 ^	493	412
5.249% due 08/25/2035	4,950	4,910
CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037	210	184

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
0.314% due 02/25/2047		$255	$223
0.324% due 06/25/2046		740	607
0.352% due 12/20/2046		826	604
0.364% due 05/25/2035		2,361	1,989
0.367% due 07/20/2046 ^		208	126
0.384% due 08/25/2046		93	7
0.437% due 09/20/2046		486	136
0.487% due 11/20/2035		153	123
0.554% due 02/25/2036		609	454
0.667% due 11/20/2035 ^		198	66
5.345% due 11/25/2035 ^		243	199
5.500% due 03/25/2036		131	107
6.000% due 03/25/2036		1,269	1,069
6.000% due 02/25/2037 ^		1,101	840
6.000% due 05/25/2037 ^		1,006	806
Countrywide Home Loan Mortgage Pass-Through Trust
2.556% due 04/25/2035		118	93
2.576% due 05/20/2036		364	291
5.050% due 10/20/2035		253	213
5.067% due 02/20/2036 ^		324	289
5.500% due 11/25/2035 ^		182	175
6.000% due 01/25/2037		8,131	7,443
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		16	15
2.256% due 06/25/2033		268	266
6.000% due 01/25/2036		577	459
Credit Suisse Mortgage Capital Certificates
2.598% due 05/26/2036		407	410
4.930% due 11/26/2035		67	69
CSAB Mortgage-Backed Trust
5.720% due 09/25/2036		388	296
CSMC Mortgage-Backed Trust
5.863% due 02/25/2037 ^		394	214
Deutsche ALT-A Securities, Inc.
0.304% due 03/25/2037 ^		871	567
Deutsche ALT-B Securities, Inc.
5.869% due 10/25/2036 ^		300	233
5.886% due 10/25/2036 ^		300	233
5.945% due 02/25/2036		972	794
Downey Savings & Loan Association Mortgage Loan Trust
0.466% due 10/19/2036 ^		471	187
First Horizon Alternative Mortgage Securities
6.000% due 08/25/2036 ^		2,624	2,250
First Horizon Asset Securities, Inc.
5.016% due 02/25/2036		493	480
First Horizon Mortgage Pass-Through Trust
5.750% due 05/25/2037 ^		418	382
Granite Master Issuer PLC
0.357% due 12/20/2054		2,164	2,145
0.434% due 12/20/2054	EUR	1,902	2,606
0.704% due 12/20/2054	GBP	309	512
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		$500	509
GS Mortgage Securities Trust
5.396% due 08/10/2038		216	217
GSR Mortgage Loan Trust
2.617% due 11/25/2035		111	108
2.622% due 01/25/2036 ^		93	85
2.650% due 09/25/2035		1,150	1,170
6.000% due 02/25/2036 ^		1,693	1,494
HarborView Mortgage Loan Trust
0.286% due 03/19/2037		1,296	1,082
0.346% due 09/19/2037		1,248	1,007
0.346% due 01/19/2038		42	36
0.346% due 02/19/2046		3,858	3,426

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.376% due 05/19/2035	$2,963	$2,596
0.497% due 06/20/2035	1,395	1,323
2.618% due 06/19/2045	1,565	1,056
HomeBanc Mortgage Trust
0.334% due 12/25/2036	260	227
2.444% due 04/25/2037 ^	7,984	4,661
Impac Secured Assets Trust
0.324% due 01/25/2037	1,686	1,379
IndyMac Mortgage Loan Trust
0.394% due 07/25/2035	25	23
2.373% due 06/25/2037	802	425
2.644% due 06/25/2035 ^	200	168
4.608% due 09/25/2035	237	212
5.150% due 08/25/2036	5,634	5,558
5.429% due 08/25/2037	1,387	1,281
JPMorgan Alternative Loan Trust
0.314% due 09/25/2036	487	390
2.944% due 05/25/2036 ^	445	350
3.251% due 12/25/2036	925	827
JPMorgan Mortgage Trust
2.616% due 02/25/2036 ^	4,012	3,532
2.776% due 07/25/2035	1,110	1,132
5.113% due 06/25/2037 ^	1,184	1,078
5.219% due 07/25/2035	287	296
6.500% due 09/25/2035	559	556
JPMorgan Resecuritization Trust
0.655% due 03/26/2037	591	585
LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040	2,033	2,243
Lehman Mortgage Trust
6.000% due 09/25/2037 ^	1,028	990
MASTR Adjustable Rate Mortgages Trust
0.364% due 04/25/2046	897	679
MASTR Alternative Loan Trust
6.750% due 07/25/2036	856	618
MASTR Reperforming Loan Trust
7.500% due 07/25/2035	2,710	2,736
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.595% due 12/15/2030	78	74
Merrill Lynch Alternative Note Asset Trust
0.454% due 03/25/2037	431	189
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036	62	57
5.417% due 12/25/2035	567	538
Morgan Stanley Capital Trust
5.610% due 04/15/2049	531	541
Morgan Stanley Mortgage Loan Trust
2.185% due 06/25/2036	22	21
2.323% due 07/25/2035	695	633
6.000% due 10/25/2037 ^	1,214	994
RBSSP Resecuritization Trust
0.474% due 03/26/2037	9,423	9,204
0.654% due 03/26/2036	212	206
Residential Accredit Loans, Inc. Trust
0.334% due 06/25/2046	44	20
0.344% due 07/25/2036	618	463
1.491% due 09/25/2045	838	689
6.000% due 06/25/2036	789	639
6.000% due 07/25/2036 ^	1,417	1,126
6.000% due 09/25/2036 ^	1,105	800
Residential Asset Securitization Trust
6.000% due 04/25/2037	1,396	1,242
Residential Funding Mortgage Securities, Inc. Trust
3.068% due 09/25/2035 ^	995	827
3.756% due 08/25/2036	417	372
4.007% due 07/27/2037	2,420	2,034

82	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sequoia Mortgage Trust
0.507% due 07/20/2033		$219	$220
Structured Adjustable Rate Mortgage Loan Trust
2.468% due 01/25/2035		976	912
2.494% due 09/25/2035		1,770	1,607
Structured Asset Mortgage Investments Trust
0.284% due 03/25/2037		1,527	1,176
0.374% due 05/25/2036		10,503	7,910
0.404% due 09/25/2047 ^		33	0
0.816% due 10/19/2034		409	392
0.856% due 03/19/2034		53	52
Structured Asset Securities Corp.
2.646% due 10/28/2035		126	119
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.352% due 06/25/2033		314	315
TBW Mortgage-Backed Trust
5.970% due 09/25/2036		473	107
Wachovia Bank Commercial Mortgage Trust
5.719% due 06/15/2049		799	819
WaMu Mortgage Pass-Through Certificates
0.434% due 11/25/2045		1,382	1,241
0.464% due 01/25/2045		115	111
0.474% due 08/25/2045		735	687
0.859% due 01/25/2047		956	923
0.899% due 05/25/2047		580	510
0.939% due 12/25/2046		532	496
1.009% due 10/25/2046		2,108	1,726
1.135% due 02/25/2046		2,139	1,998
1.331% due 11/25/2042		223	216
2.324% due 12/25/2036 ^		3,158	2,817
2.443% due 09/25/2033		302	308
Wells Fargo Mortgage-Backed Securities Trust
2.490% due 09/25/2033		389	396
2.610% due 07/25/2036 ^		2,798	2,572
2.614% due 06/25/2035		2,239	2,277
2.614% due 03/25/2036		1,486	1,488
2.614% due 05/25/2036 ^		176	164
2.615% due 04/25/2036		1,934	1,879
2.616% due 04/25/2036		5,364	5,179
5.962% due 11/25/2037 ^		1,864	1,720
6.000% due 04/25/2037		1,983	1,930

Total Mortgage-Backed Securities (Cost $179,280)			188,194

ASSET-BACKED SECURITIES 2.9%
Accredited Mortgage Loan Trust
0.284% due 02/25/2037		2,885	2,706
0.620% due 09/25/2035		1,000	809
Aegis Asset-Backed Securities Trust
1.654% due 03/25/2035 ^		1,000	879
Aircraft Certificate Owner Trust
7.001% due 09/20/2022		5,456	5,500
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.504% due 03/25/2033		591	515
Argent Securities Trust
0.304% due 06/25/2036		1,617	626
0.394% due 07/25/2036		1,542	637
Asset-Backed Funding Certificates Trust
0.374% due 01/25/2037		1,784	1,069
Asset-Backed Securities Corp. Home Equity Loan Trust
1.805% due 03/15/2032		988	942
Avoca CLO PLC
0.655% due 09/15/2021	EUR	2,842	3,865
Bear Stearns Asset-Backed Securities Trust
0.394% due 06/25/2047		$1,000	833
0.474% due 01/25/2047		1,000	888

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
0.214% due 07/25/2045		$686	$533
0.414% due 07/25/2045		2,000	1,026
0.554% due 11/25/2046		785	565
Countrywide Asset-Backed Certificates
0.284% due 11/25/2037		1,281	1,258
0.334% due 09/25/2036		245	238
0.374% due 09/25/2047		2,000	1,492
0.404% due 04/25/2036		1,787	1,751
0.414% due 05/25/2036		658	658
0.424% due 01/25/2036		724	689
4.740% due 10/25/2035		1,140	1,136
5.357% due 10/25/2046		1,250	1,077
Credit Suisse Mortgage Capital Certificates
0.754% due 09/25/2037		612	541
Credit-Based Asset Servicing and Securitization LLC
0.214% due 11/25/2036		89	49
Franklin CLO Ltd.
0.493% due 06/15/2018		2,175	2,147
GSAA Home Equity Trust
0.604% due 08/25/2037		1,140	976
GSAMP Trust
0.224% due 12/25/2036		96	49
0.524% due 03/25/2047		4,500	2,693
HSI Asset Loan Obligation Trust
0.214% due 12/25/2036		92	38
HSI Asset Securitization Corp. Trust
0.444% due 11/25/2035		1,239	1,042
JPMorgan Mortgage Acquisition Trust
4.852% due 01/25/2037		1,500	1,075
Long Beach Mortgage Loan Trust
0.484% due 01/25/2046		35	30
0.714% due 10/25/2034		288	263
1.084% due 04/25/2035		1,000	960
MASTR Asset-Backed Securities Trust
0.204% due 01/25/2037		480	182
0.364% due 05/25/2037		1,500	1,018
Merrill Lynch Mortgage Investors Trust
0.414% due 04/25/2037		1,000	502
0.444% due 08/25/2036		2,000	1,809
Morgan Stanley ABS Capital, Inc. Trust
0.859% due 12/25/2034		961	917
Morgan Stanley Dean Witter Capital, Inc. Trust
1.504% due 02/25/2033		1,374	1,306
Moselle CLO S.A.
0.534% due 01/06/2020	EUR	872	1,198
New Century Home Equity Loan Trust
0.664% due 07/25/2035		$1,000	838
Nomura Home Equity Loan, Inc.
0.484% due 10/25/2036		2,981	1,202
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.414% due 07/25/2035		9	9
People’s Choice Home Loan Securities Trust
1.099% due 05/25/2035 ^		1,000	584
RAAC Series
0.554% due 06/25/2047		600	552
Residential Asset Mortgage Products Trust
0.604% due 04/25/2035		1,000	952
0.644% due 08/25/2035		1,000	954
Residential Asset Securities Corp. Trust
0.424% due 07/25/2036		1,500	716
0.474% due 01/25/2036		1,000	954
0.494% due 11/25/2035		1,000	893
Rise Ltd.
4.750% due 02/15/2039 (e)		4,500	4,580
SACO, Inc.
0.654% due 12/25/2035		615	581

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Saxon Asset Securities Trust
0.949% due 03/25/2035		$1,057	$958
SLM Student Loan Trust
1.555% due 08/15/2025		2,078	2,106
1.739% due 04/25/2023		944	975
3.405% due 05/16/2044		1,380	1,471
Soundview Home Loan Trust
0.394% due 07/25/2036		1,000	525
Specialty Underwriting & Residential Finance Trust
0.834% due 01/25/2034		17	15
Venture CDO Ltd.
0.467% due 01/20/2022		2,000	1,975

Total Asset-Backed Securities (Cost $65,208)			67,327

SOVEREIGN ISSUES 6.3%
Australia Government CPI Linked Bond
3.000% due 09/20/2025	AUD	6,100	7,254
4.000% due 08/20/2020		34,300	58,692
Autonomous Community of Madrid
4.200% due 09/24/2014	EUR	8,500	11,917
Autonomous Community of Valencia
3.250% due 07/06/2015		400	561
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017		600	875
6.500% due 06/10/2019		$1,800	2,043
Indonesia Government International Bond
11.625% due 03/04/2019		5,200	7,091
Jordan Government International Bond
3.875% due 11/12/2015		250	250
Korea Housing Finance Corp.
4.125% due 12/15/2015		800	846
Mexico Government International Bond
7.750% due 05/29/2031	MXN	254,000	21,265
Republic of Korea
4.875% due 09/22/2014		$200	204
Slovenia Government International Bond
4.125% due 02/18/2019		3,800	3,939
4.700% due 11/01/2016	EUR	8,600	12,886
South Africa Government International Bond
8.000% due 12/21/2018	ZAR	29,300	2,804
Venezuela Government International Bond
7.650% due 04/21/2025		$3,000	2,025
7.750% due 10/13/2019		900	689
8.250% due 10/13/2024		8,500	5,950
9.250% due 05/07/2028		5,000	3,675
9.375% due 01/13/2034		3,000	2,216

Total Sovereign Issues (Cost $154,272)			145,182

		SHARES
COMMON STOCKS 2.1%

ENERGY 1.6%
Energy Transfer Equity LP		370,000	17,298
ONEOK, Inc.		225,000	13,331
Targa Resources Corp.		55,000	5,459

			36,088

FINANCIALS 0.4%
Citigroup, Inc.		140,000	6,664
Hipotecaria Su Casita S.A. de C.V. (a)		345,787	0
JPMorgan Chase & Co.		60,000	3,643

			10,307

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	83

Schedule of Investments PIMCO Floating Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
UTILITIES 0.1%
ONE Gas, Inc. (a)	66,318	$2,383

Total Common Stocks (Cost $42,428)		48,778

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
7.000% due 04/30/2014 (d)	1,500	1,489

Total Preferred Securities (Cost $1,412)		1,489

EXCHANGE-TRADED FUNDS 0.0%
iShares MSCI Brazil Capped Index Fund	12,500	563

Total Exchange-Traded Funds (Cost $669)		563

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (f) 0.1%
		$3,248

U.S. TREASURY BILLS 0.8%
0.078% due 04/17/2014 - 03/05/2015 (b)(i)(k)	$18,303	18,297

Total Short-Term Instruments (Cost $21,544)		21,545

Total Investments in Securities (Cost $2,116,479)		2,145,861

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.3%

SHORT-TERM INSTRUMENTS 5.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.3%
PIMCO Short-Term Floating NAV Portfolio	12,198,667	$122,048

Total Short-Term Instruments (Cost $122,039)		122,048

Total Investments in Affiliates (Cost $122,039)		122,048

Total Investments 98.3% (Cost $2,238,518)		$2,267,909

Financial Derivative Instruments (h)(j) 0.0% (Cost or Premiums, net $(27,642))		(580)

Other Assets and Liabilities, net 1.7%		39,135

Net Assets 100.0%		$2,306,464

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Security becomes interest bearing at a future date.
(d)	Perpetual maturity, date shown represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	02/15/2039	02/11/2014	$4,534	$4,580	0.20%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$3,248	Fannie Mae 2.260% due 10/17/2022	$(3,318)	$3,248	$3,248

Total Repurchase Agreements						$(3,318)	$3,248	$3,248

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
CFR	(0.750%)	11/29/2013	11/28/2015	EUR (4,560)	$(6,266)

Total Reverse Repurchase Agreements					$(6,266)

(2)

As of March 31, 2014, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $4,983 at a weighted average interest rate of (0.761%).

84	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(g)	Securities with an aggregate market value of $6,219 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
CFR	$0	$(6,266)	$0	$0	$(6,266)	$6,219	$(47)
SSB	3,248	0	0	0	3,248	(3,318)	(70)

Total Borrowings and Other Financing Transactions	$3,248	$(6,266)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
5-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	38	$11	$0	$0
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	3,940	1,639	492	0
90-Day Eurodollar June Futures	Long	06/2015	6,605	4,852	413	0
90-Day Eurodollar June Futures	Long	06/2016	3,700	(3,333)	231	0
Call Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	220	(24)	15	0
Put Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	220	170	0	(4)

Total Futures Contracts				$3,315	$1,151	$(4)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.IG-20 5-Year Index	(1.000%	)	06/20/2018	$57,200	$(1,143)	$(223)	$0	$(35)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.EM-21 5-Year Index	5.000%	06/20/2019	$43,500	$4,155	$634	$88	$0
CDX.HY-21 5-Year Index	5.000%	12/20/2018	48,150	3,896	930	120	0
CDX.HY-22 5-Year Index	5.000%	06/20/2019	50,900	3,872	276	133	0

				$11,923	$1,840	$341	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	85

Schedule of Investments PIMCO Floating Income Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	0.750%	12/18/2016	$	787,000	$1,470	$(5,061)	$0	$(418)
Receive	3-Month USD-LIBOR	0.750%	06/19/2017		136,200	1,328	408	0	(73)
Receive	3-Month USD-LIBOR	2.500%	12/18/2020		40,000	(778)	(174)	18	0
Receive	3-Month USD-LIBOR	2.000%	06/19/2023		218,600	12,596	8,810	230	0
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		49,700	(1,233)	(1,872)	60	0
Receive	3-Month USD-LIBOR	2.500%	12/18/2023		90,500	1,878	(1,524)	109	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		5,200	(6)	(285)	25	0
Pay	6-Month AUD-BBR-BBSW	4.500%	06/15/2022	AUD	11,900	272	276	0	0
Receive	6-Month EUR-EURIBOR	0.400%	03/14/2015	EUR	106,200	(142)	53	16	0
Receive	6-Month EUR-EURIBOR	0.550%	01/17/2016		23,492	(64)	(35)	12	0
Receive	6-Month EUR-EURIBOR	1.250%	09/17/2019		180,000	(1,510)	(932)	461	0
Receive	6-Month EUR-EURIBOR	2.000%	01/29/2024		3,575	(120)	(94)	12	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	6,540,000	(1,365)	(268)	69	0

						$12,326	$(698)	$1,012	$(491)

Total Swap Agreements						$23,106	$919	$1,353	$(526)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(i)	Securities with an aggregate market value of $3,934 and cash of $39,044 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,151	$1,353	$2,504	$0	$(4)	$(526)	$(530)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2014		AUD	74,148	$		66,679	$0	$(2,086)

BOA	04/2014		EUR	9,620			13,239	0	(14)
	04/2014	$		68,399		AUD	74,148	366	0
	04/2014			95		RUB	3,405	2	0
	05/2014		AUD	74,148	$		68,257	0	(366)
	05/2014		RUB	3,405			94	0	(2)

BPS	05/2014		MXN	189,767			14,287	0	(201)

BRC	04/2014		EUR	153,512			211,309	0	(177)
	04/2014		GBP	64,350			106,875	0	(406)
	04/2014	$		9,619		EUR	6,990	11	0
	04/2014			1,870		GBP	1,121	0	(1)
	05/2014		JPY	748,700	$		7,390	135	0

CBK	04/2014		ZAR	30,148			2,786	0	(72)
	05/2014		IDR	8,557,216			731	0	(26)
	05/2014		MXN	131,543			9,942	0	(101)
	05/2014	$		2,179		MXN	28,939	30	0

DUB	04/2014			5,197		EUR	3,750	0	(31)

JPM	04/2014		IDR	7,850,008	$		650	0	(44)
	04/2014		RUB	3,405			102	5	0
	04/2014	$		31,291		GBP	18,925	260	0
	04/2014			782		PLN	2,410	13	0

RYL	04/2014			4,076		CNY	25,000	0	(37)
	04/2014			209,950		EUR	152,392	0	(8)
	04/2014			73,004		GBP	44,304	857	0
	05/2014		EUR	152,392	$		209,940	11	0
	05/2014		GBP	44,304			72,988	0	(856)

86	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SCX	06/2014	IDR	8,557,216	$	726	$0	$(27)

UAG	04/2014	BRL	4,069		1,715	0	(78)
	04/2014	CNY	25,000		3,924	0	(115)
	04/2014	IDR	18,741,010		1,548	0	(110)
	04/2014	$	1,671	BRL	4,069	123	0
	05/2014	IDR	7,850,007	$	646	0	(48)
	05/2014	$	1,702	BRL	4,069	76	0

Total Forward Foreign Currency Contracts						$1,889	$(4,806)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600%	06/16/2014	$	50,000	$(211)	$(78)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.150%	06/16/2014		50,000	(300)	(222)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.150%	06/16/2014		35,000	(206)	(156)

								$(717)	$(456)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	4,800	$(16)	$(6)

BPS	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		12,300	(37)	(15)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.000%	06/18/2014		16,000	(39)	(12)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		38,600	(131)	(113)

CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		100,650	(320)	(126)

DUB	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		9,500	(32)	(12)

GST	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		45,900	(129)	(58)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.000%	06/18/2014		7,400	(20)	(10)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		13,650	(48)	(40)

JPM	Put - OTC CDX.IG-21 5-Year Index	Sell	0.750%	06/18/2014	$	33,400	(62)	(39)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	18,400	(48)	(23)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.000%	06/18/2014		11,000	(26)	(8)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		16,425	(60)	(48)

MYC	Put - OTC CDX.IG-21 5-Year Index	Sell	1.000%	06/18/2014	$	113,800	(228)	(44)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	9,650	(31)	(12)

							$(1,227)	$(566)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Put - OTC USD versus JPY	JPY	99.000	05/30/2014	$3,100	$(25)	$(8)

DUB	Put - OTC USD versus JPY		97.000	05/30/2014	40,000	(192)	(43)
	Put - OTC USD versus JPY		99.000	05/30/2014	13,800	(104)	(36)

GLM	Put - OTC USD versus JPY		99.000	05/30/2014	35,000	(258)	(91)
	Put - OTC USD versus JPY		99.000	06/12/2014	42,900	(240)	(152)

						$(819)	$(330)

Total Written Options						$(2,763)	$(1,352)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at 03/31/2013	32,521	$987,300	EUR	845,900	GBP	90,500	$(14,611)
Sales	143	3,809,500		634,809		20,400	(13,189)
Closing Buys	(32,521)	(2,032,100)		0		(30,800)	12,171
Expirations	(143)	(1,715,000)		(1,043,167)		(27,300)	9,453
Exercised	0	(632,700)		(133,267)		(52,800)	3,413

Balance at 03/31/2014	0	$417,000	EUR	304,275	GBP	0	$(2,763)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	87

Schedule of Investments PIMCO Floating Income Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	AutoZone, Inc.	(1.320%	)	09/20/2018	0.421%	$ 1,100	$0	$(44)	$0	$(44)
	Pearson Dollar Finance PLC	(1.000%	)	06/20/2018	0.587%	1,000	(25)	7	0	(18)

FBF	Rohm & Haas Co.	(1.850%	)	09/20/2017	0.196%	3,000	0	(173)	0	(173)

GST	Embarq Corp.	(1.000%	)	06/20/2016	0.396%	2,700	(18)	(19)	0	(37)

JPM	Embarq Corp.	(1.550%	)	06/20/2016	0.405%	3,000	0	(78)	0	(78)

							$(43)	$(307)	$0	$(350)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	2.900%	05/20/2014	0.300%	$	5,200	$0	$74	$74	$0
	Brazil Government International Bond	2.920%	05/20/2014	0.300%		2,500	0	36	36	0
	China Government International Bond	1.000%	09/20/2016	0.386%		2,900	15	30	45	0
	El Paso LLC	5.000%	09/20/2014	0.438%		400	(30)	39	9	0
	Ford Motor Credit Co. LLC	5.000%	12/20/2018	0.886%		2,000	358	17	375	0
	Georgia-Pacific LLC	5.000%	06/20/2014	0.047%		1,000	(103)	115	12	0
	Lafarge S.A.	1.000%	03/20/2018	1.512%	EUR	7,200	(640)	448	0	(192)
	Mexico Government International Bond	3.200%	05/20/2014	0.192%	$	2,800	0	45	45	0
	Mexico Government International Bond	2.130%	06/20/2014	0.192%		3,500	0	36	36	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		2,300	19	7	26	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		43,520	(161)	600	439	0
	New York State General Obligation Bonds, Series 2005	1.850%	03/20/2021	0.484%		1,900	0	167	167	0
	NRG Energy, Inc.	5.000%	06/20/2016	0.825%		1,900	35	144	179	0
	NRG Energy, Inc.	5.000%	06/20/2017	1.534%		900	(92)	192	100	0
	Russia Government International Bond	1.000%	03/20/2018	1.920%		11,000	(243)	(136)	0	(379)

BPS	Brazil Government International Bond	1.000%	09/20/2017	1.193%		1,700	(32)	22	0	(10)
	Brazil Government International Bond	1.000%	06/20/2018	1.391%		8,700	(116)	(20)	0	(136)
	China Government International Bond	1.000%	09/20/2015	0.224%		1,000	9	3	12	0
	Frontier Communications Corp.	5.000%	06/20/2019	2.864%		3,775	(444)	834	390	0
	Jaguar Land Rover PLC	5.000%	03/20/2018	1.304%	EUR	4,700	524	413	937	0
	NRG Energy, Inc.	5.000%	09/20/2016	1.060%	$	1,000	(10)	109	99	0
	Philippines Government International Bond	1.000%	09/20/2015	0.280%		5,000	(114)	169	55	0
	Russia Government International Bond	1.000%	06/20/2017	1.770%		10,100	(517)	277	0	(240)
	South Africa Government International Bond	1.000%	06/20/2017	1.350%		4,900	(137)	85	0	(52)

BRC	BMW U.S. Capital LLC	1.000%	09/20/2015	0.106%		2,000	4	23	27	0
	Brazil Government International Bond	2.370%	05/20/2014	0.300%		3,400	0	39	39	0
	Brazil Government International Bond	1.980%	09/20/2014	0.300%		6,700	0	58	58	0
	Brazil Government International Bond	1.000%	06/20/2017	1.104%		2,000	(49)	43	0	(6)
	Brazil Government International Bond	1.000%	06/20/2018	1.391%		3,000	(56)	10	0	(46)
	China Government International Bond	1.000%	09/20/2015	0.224%		2,000	19	5	24	0
	China Government International Bond	1.000%	09/20/2016	0.386%		7,000	36	73	109	0

88	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Community Health Systems, Inc.	5.000%	06/20/2019	3.173%	$	200	$14	$3	$17	$0
	Ford Motor Credit Co. LLC	5.000%	12/20/2018	0.886%		1,900	346	10	356	0
	Ford Motor Credit Co. LLC	5.000%	12/20/2019	1.120%		800	150	16	166	0
	General Motors Co.	5.000%	06/20/2016	0.700%		800	77	1	78	0
	GenOn Energy, Inc.	5.000%	09/20/2014	1.374%		2,600	(390)	439	49	0
	Indonesia Government International Bond	1.000%	06/20/2022	2.335%		300	(35)	8	0	(27)
	Mexico Government International Bond	2.680%	05/20/2014	0.192%		3,400	0	45	45	0
	Mexico Government International Bond	2.310%	06/20/2014	0.193%		2,900	0	33	33	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		1,100	9	3	12	0
	Russia Government International Bond	1.000%	06/20/2017	1.770%		4,100	(270)	173	0	(97)
	Russia Government International Bond	1.000%	09/20/2017	1.828%		10,950	(631)	331	0	(300)
	Schaeffler Finance BV	5.000%	03/20/2018	1.272%	EUR	7,300	620	848	1,468	0
	Seagate Technology Holdings	5.000%	03/20/2018	0.745%	$	400	27	40	67	0
	Seagate Technology Holdings	5.000%	06/20/2018	0.796%		300	18	35	53	0
	South Africa Government International Bond	1.000%	06/20/2017	1.350%		1,950	(71)	51	0	(20)
	South Africa Government International Bond	1.000%	09/20/2017	1.435%		9,780	(292)	151	0	(141)
	SunGard Data Systems, Inc.	5.000%	09/20/2014	0.378%		1,500	(165)	201	36	0
	Volkswagen International Finance NV	1.000%	09/20/2015	0.116%		3,000	(19)	59	40	0

CBK	Brazil Government International Bond	1.920%	09/20/2014	0.300%		6,700	0	56	56	0
	Brazil Government International Bond	1.000%	09/20/2017	1.193%		4,380	(97)	70	0	(27)
	Brazil Government International Bond	1.000%	06/20/2018	1.391%		8,300	(117)	(12)	0	(129)
	Brazil Government International Bond	1.000%	12/20/2018	1.558%		7,000	(175)	1	0	(174)
	California State General Obligation Bonds, Series 2003	3.050%	12/20/2020	0.738%		6,000	0	857	857	0
	China Government International Bond	1.000%	09/20/2015	0.224%		500	5	1	6	0
	China Government International Bond	1.000%	09/20/2016	0.386%		8,100	42	84	126	0
	Colombia Government International Bond	1.000%	03/20/2016	0.484%		1,400	(10)	25	15	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.107%		1,000	(1)	19	18	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.558%		3,285	(131)	50	0	(81)
	Indonesia Government International Bond	1.000%	06/20/2022	2.335%		100	(12)	3	0	(9)
	Indonesia Government International Bond	1.000%	06/20/2023	2.425%		7,600	(699)	(104)	0	(803)
	Italy Government International Bond	1.000%	12/20/2016	0.851%		19,300	(242)	326	84	0
	Philippines Government International Bond	1.000%	09/20/2015	0.280%		11,700	(262)	391	129	0
	Russia Government International Bond	1.000%	06/20/2017	1.770%		2,600	(130)	68	0	(62)
	Russia Government International Bond	1.000%	09/20/2017	1.828%		9,600	(546)	283	0	(263)
	South Africa Government International Bond	1.000%	06/20/2017	1.350%		1,400	(43)	28	0	(15)
	South Africa Government International Bond	1.000%	09/20/2017	1.435%		2,550	(43)	6	0	(37)
	Turkey Government International Bond	1.000%	03/20/2015	0.947%		6,200	(174)	179	5	0
	United Kingdom Gilt	1.000%	06/20/2015	0.031%		700	7	2	9	0
	United Kingdom Gilt	1.000%	06/20/2016	0.070%		1,300	16	11	27	0
	Venezuela Government International Bond	5.000%	09/20/2017	13.497%		934	(141)	(64)	0	(205)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	89

Schedule of Investments PIMCO Floating Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Volkswagen International Finance NV	1.000%	09/20/2015	0.116%	$	3,600	$2	$47	$49	$$0

DUB	Australia & New Zealand Banking Group Ltd.	1.000%	03/20/2018	0.519%		6,000	19	96	115	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2014	0.069%		2,000	(117)	127	10	0
	Brazil Government International Bond	1.000%	06/20/2017	1.104%		1,350	(47)	43	0	(4)
	Brazil Government International Bond	1.000%	06/20/2018	1.391%		8,600	(129)	(5)	0	(134)
	California State General Obligation Bonds, Series 2003	2.650%	03/20/2021	0.758%		1,800	0	217	217	0
	France Government Bond	0.250%	09/20/2015	0.108%		300	(11)	12	1	0
	France Government Bond	0.250%	03/20/2016	0.147%		4,200	(149)	158	9	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.558%		110,554	(5,065)	2,339	0	(2,726)
	New Jersey State General Obligation Bonds, Series 2001	2.000%	03/20/2021	0.783%		7,300	0	556	556	0
	NRG Energy, Inc.	5.000%	06/20/2016	0.825%		6,600	95	527	622	0
	Qatar Government International Bond	1.000%	03/20/2016	0.197%		400	(3)	10	7	0
	Russia Government International Bond	1.000%	06/20/2017	1.770%		12,025	(596)	311	0	(285)
	Russia Government International Bond	1.000%	09/20/2017	1.828%		11,375	(726)	415	0	(311)
	South Africa Government International Bond	1.000%	06/20/2017	1.350%		4,530	(162)	114	0	(48)
	South Africa Government International Bond	1.000%	09/20/2017	1.435%		3,750	(137)	83	0	(54)
	Venezuela Government International Bond	5.000%	06/20/2017	13.642%		4,600	(381)	(590)	0	(971)
	Venezuela Government International Bond	5.000%	09/20/2017	13.497%		16,605	(2,569)	(1,063)	0	(3,632)

FBF	Canadian Natural Resources Ltd.	1.000%	09/20/2017	0.317%		4,900	(155)	273	118	0
	China Government International Bond	1.000%	09/20/2016	0.386%		1,000	5	11	16	0
	Colombia Government International Bond	1.000%	03/20/2016	0.484%		700	4	4	8	0
	El Paso LLC	5.000%	09/20/2014	0.438%		4,600	(346)	454	108	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		5,000	(97)	152	55	0
	NRG Energy, Inc.	5.000%	06/20/2015	0.342%		300	(5)	22	17	0
	NRG Energy, Inc.	5.000%	06/20/2016	0.825%		1,900	31	148	179	0
	South Africa Government International Bond	1.000%	12/20/2020	2.153%		1,325	(51)	(40)	0	(91)
	United Kingdom Gilt	1.000%	09/20/2015	0.046%		500	5	2	7	0
	Univision Communications, Inc.	5.000%	09/20/2019	2.265%		5,800	(638)	1,452	814	0

GST	Amgen, Inc.	1.000%	09/20/2014	0.053%		9,200	197	(152)	45	0
	Anadarko Petroleum Corp.	1.000%	06/20/2017	0.517%		2,300	(74)	111	37	0
	Bank of America Corp.	1.000%	03/20/2018	0.480%		10,000	(105)	311	206	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2015	0.155%		1,000	(30)	43	13	0
	Brazil Government International Bond	1.000%	06/20/2017	1.104%		2,650	(65)	57	0	(8)
	Brazil Government International Bond	1.000%	09/20/2017	1.193%		2,050	(49)	36	0	(13)
	Brazil Government International Bond	1.000%	06/20/2018	1.391%		8,000	(148)	24	0	(124)
	Comcast Corp.	1.000%	06/20/2021	0.660%		9,900	(317)	547	230	0
	Community Health Systems, Inc.	5.000%	06/20/2019	3.173%		200	16	2	18	0
	Connecticut State General Obligation Notes, Series 2007	1.600%	03/20/2021	0.978%		10,000	0	389	389	0
	France Government Bond	0.250%	03/20/2016	0.147%		8,200	(274)	292	18	0
	GenOn Energy, Inc.	5.000%	09/20/2014	1.374%		2,800	(468)	521	53	0
	MetLife, Inc.	1.000%	09/20/2015	0.185%		3,500	(203)	246	43	0
	New Jersey State General Obligation Bonds, Series 2001	1.970%	03/20/2021	0.783%		2,000	0	149	149	0
	NRG Energy, Inc.	5.000%	06/20/2016	0.825%		7,000	145	515	660	0
	NRG Energy, Inc.	5.000%	06/20/2017	1.534%		3,900	(394)	826	432	0
	Russia Government International Bond	1.000%	06/20/2017	1.770%		31,575	(2,184)	1,436	0	(748)
	Russia Government International Bond	1.000%	09/20/2017	1.828%		6,250	(229)	58	0	(171)

90	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	South Africa Government International Bond	1.000%	06/20/2017	1.350%	$	17,200	$(683)	$499	$0	$(184)
	South Africa Government International Bond	1.000%	09/20/2017	1.435%		3,075	(88)	43	0	(45)
	South Africa Government International Bond	1.000%	03/20/2020	2.046%		2,000	(123)	10	0	(113)
	Univision Communications, Inc.	5.000%	09/20/2019	2.265%		650	(72)	163	91	0
	Valeant Pharmaceuticals International	5.000%	06/20/2016	0.680%		3,200	(51)	367	316	0
	Windstream Corp.	5.000%	12/20/2017	1.808%		2,300	81	187	268	0

HUS	Brazil Government International Bond	1.000%	09/20/2017	1.193%		4,850	(105)	75	0	(30)
	Brazil Government International Bond	1.000%	06/20/2018	1.391%		3,300	(62)	10	0	(52)
	China Government International Bond	1.000%	09/20/2015	0.224%		400	4	1	5	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.107%		1,000	(9)	27	18	0
	Italy Government International Bond	1.000%	12/20/2016	0.851%		15,400	(189)	256	67	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		4,500	35	14	49	0
	Qatar Government International Bond	1.000%	03/20/2016	0.197%		400	(4)	10	6	0
	Russia Government International Bond	1.000%	06/20/2017	1.770%		17,875	(1,087)	663	0	(424)
	Russia Government International Bond	1.000%	09/20/2017	1.828%		13,675	(702)	327	0	(375)
	South Africa Government International Bond	1.000%	06/20/2017	1.350%		4,455	(171)	123	0	(48)
	South Africa Government International Bond	1.000%	09/20/2017	1.435%		8,434	(226)	105	0	(121)
	Spain Government International Bond	1.000%	12/20/2016	0.613%		45,700	(138)	631	493	0
	Venezuela Government International Bond	5.000%	06/20/2017	13.642%		7,780	(946)	(696)	0	(1,642)
	Venezuela Government International Bond	5.000%	09/20/2017	13.497%		8,525	(1,255)	(610)	0	(1,865)

JPM	Brazil Government International Bond	1.000%	12/20/2015	0.607%		32,000	(300)	529	229	0
	Brazil Government International Bond	1.000%	12/20/2017	1.268%		1,000	0	(9)	0	(9)
	France Government Bond	0.250%	09/20/2015	0.108%		100	(4)	4	0	0
	South Africa Government International Bond	1.000%	06/20/2017	1.350%		3,750	(105)	64	0	(41)
	South Africa Government International Bond	1.000%	09/20/2017	1.435%		3,525	(54)	3	0	(51)

MYC	Brazil Government International Bond	1.850%	09/20/2014	0.300%		6,700	0	54	54	0
	Brazil Government International Bond	1.000%	06/20/2017	1.104%		3,400	(111)	101	0	(10)
	Brazil Government International Bond	1.000%	09/20/2017	1.193%		2,500	(43)	27	0	(16)
	Brazil Government International Bond	1.000%	06/20/2018	1.391%		6,100	(117)	22	0	(95)
	China Government International Bond	1.000%	09/20/2015	0.224%		1,100	9	4	13	0
	China Government International Bond	1.000%	09/20/2016	0.386%		5,000	25	53	78	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.107%		2,000	(10)	47	37	0
	Emirate of Abu Dhabi Government International Bond	1.000%	06/20/2016	0.116%		1,000	(8)	28	20	0
	Ford Motor Credit Co. LLC	5.000%	12/20/2018	0.886%		1,400	252	10	262	0
	France Government Bond	0.250%	09/20/2016	0.195%		1,100	(52)	53	1	0
	New Jersey State General Obligation Bonds, Series 2001	2.000%	03/20/2021	0.783%		2,400	0	183	183	0
	New York State General Obligation Bonds, Series 2005	1.950%	12/20/2020	0.468%		6,000	0	557	557	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.074%		1,300	(45)	44	0	(1)
	Pfizer, Inc.	1.000%	09/20/2014	0.047%		9,700	222	(174)	48	0
	Philippines Government International Bond	1.000%	09/20/2015	0.280%		9,000	(176)	275	99	0
	Qatar Government International Bond	1.000%	03/20/2016	0.197%		800	(6)	19	13	0
	South Africa Government International Bond	1.000%	12/20/2020	2.153%		2,760	(90)	(100)	0	(190)

RYL	China Government International Bond	1.000%	09/20/2015	0.224%		2,600	24	7	31	0
	Mexico Government International Bond	1.000%	12/20/2015	0.308%		20,000	(315)	561	246	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	91

Schedule of Investments PIMCO Floating Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
UAG	American International Group, Inc.	5.000%	09/20/2014	0.077%	$	1,100	$(154)	$182	$28	$0
	Brazil Government International Bond	2.250%	05/20/2014	0.300%		3,600	0	39	39	0
	Brazil Government International Bond	1.000%	06/20/2017	1.104%		6,775	(129)	108	0	(21)
	Brazil Government International Bond	1.000%	09/20/2017	1.193%		5,256	(156)	123	0	(33)
	MetLife, Inc.	1.000%	09/20/2015	0.185%		3,900	(231)	279	48	0
	NRG Energy, Inc.	5.000%	06/20/2015	0.342%		800	(13)	60	47	0
	NRG Energy, Inc.	5.000%	06/20/2016	0.825%		900	17	68	85	0
	Russia Government International Bond	1.000%	06/20/2017	1.770%		1,625	(102)	63	0	(39)
	South Africa Government International Bond	1.000%	06/20/2017	1.350%		9,440	(265)	164	0	(101)
	Sprint Communications, Inc.	1.000%	09/20/2017	1.614%		800	(121)	105	0	(16)
	Vale Overseas Ltd.	0.650%	06/20/2014	0.428%		2,700	0	6	6	0

							$(28,344)	$25,734	$15,683	$(18,293)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BPS	CDX.EM-17 5-Year Index	5.000%	06/20/2017	$9,550	$ 1,110	$(534)	$576	$0

BRC	CDX.EM ex-Europe-18 5-Year Index	5.000%	12/20/2017	1,900	237	(105)	132	0

GST	CDX.EM-17 5-Year Index	5.000%	06/20/2017	7,100	973	(544)	429	0

					$ 2,320	$(1,183)	$1,137	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	1-Year BRL-CDI	8.300%	01/02/2017	BRL	10,900	$9	$(396)	$0	$(387)

JPM	Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	AUD	50,000	159	2,723	2,882	0

							$168	$2,327	$2,882	$(387)

TOTAL RETURN SWAPS ON CONVERTIBLE SECURITIES

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	6,736	Not Applicable, Fully Funded	02/11/2015	$1,020	$1,020	$23	$1,043	$0

Total Swap Agreements							$(24,879)	$26,594	$20,745	$(19,030)

92	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(k)	Securities with an aggregate market value of $14,363 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$0	$0	$0	$0	$(2,086)	$0	$0	$(2,086)	$(2,086)	$1,821	$(265)
BOA	368	0	1,543	1,911	(382)	(6)	(571)	(959)	952	(870)	82
BPS	0	0	2,069	2,069	(201)	(140)	(438)	(779)	1,290	(1,360)	(70)
BRC	146	0	2,809	2,955	(584)	(8)	(637)	(1,229)	1,726	(2,140)	(414)
CBK	30	0	1,381	1,411	(199)	(126)	(1,805)	(2,130)	(719)	1,032	313
DUB	0	0	2,580	2,580	(31)	(391)	(8,227)	(8,649)	(6,069)	6,469	400
FBF	0	0	1,322	1,322	0	0	(264)	(264)	1,058	(990)	68
GLM	0	0	0	0	0	(243)	(387)	(630)	(630)	768	138
GST	0	0	3,397	3,397	0	(108)	(1,443)	(1,551)	1,846	(1,620)	226
HUS	0	0	638	638	0	0	(4,557)	(4,557)	(3,919)	4,002	83
JPM	278	0	3,111	3,389	(44)	(274)	(179)	(497)	2,892	(2,590)	302
MYC	0	0	1,365	1,365	0	(56)	(312)	(368)	997	(1,645)	(648)
RYL	868	0	277	1,145	(901)	0	0	(901)	244	(390)	(146)
SCX	0	0	0	0	(27)	0	0	(27)	(27)	0	(27)
UAG	199	0	253	452	(351)	0	(210)	(561)	(109)	271	162

Total Over the Counter	$1,889	$0	$20,745	$22,634	$(4,806)	$(1,352)	$(19,030)	$(25,188)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,151	$1,151
Swap Agreements	0	341	0	0	1,012	1,353

	$0	$341	$0	$0	$2,163	$2,504

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,889	$0	$1,889
Swap Agreements	0	17,863	0	0	2,882	20,745

	$0	$17,863	$0	$1,889	$2,882	$22,634

	$0	$18,204	$0	$1,889	$5,045	$25,138

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4
Swap Agreements	0	35	0	0	491	526

	$0	$35	$0	$0	$495	$530

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,806	$0	$4,806
Written Options	0	566	0	330	456	1,352
Swap Agreements	0	18,643	0	0	387	19,030

	$0	$19,209	$0	$5,136	$843	$25,188

	$0	$19,244	$0	$5,136	$1,338	$25,718

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	93

Schedule of Investments PIMCO Floating Income Fund (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$6,788	$0	$0	$6,788
Written Options	0	0	(5,557)	0	55	(5,502)
Futures	0	0	0	0	(10,029)	(10,029)
Swap Agreements	0	23,944	0	0	28,867	52,811

	$0	$23,944	$1,231	$0	$18,893	$44,068

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,316)	$0	$(4,316)
Written Options	0	2,054	0	1,882	8,424	12,360
Swap Agreements	0	24,127	0	0	(21,272)	2,855

	$0	$26,181	$0	$(2,434)	$(12,848)	$10,899

	$0	$50,125	$1,231	$(2,434)	$6,045	$54,967

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$2,720	$0	$0	$2,720
Written Options	0	0	437	0	0	437
Futures	0	0	0	0	2,499	2,499
Swap Agreements	0	(8,890)	0	0	12,945	4,055

	$0	$(8,890)	$3,157	$0	$15,444	$9,711

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(18,757)	$0	$(18,757)
Written Options	0	435	0	(185)	(2,687)	(2,437)
Swap Agreements	0	(9,679)	0	0	2,245	(7,434)
	$0	$(9,244)	$0	$(18,942)	$(442)	$(28,628)

	$0	$(18,134)	$3,157	$(18,942)	$15,002	$(18,917)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$112,249	$0	$112,249
Corporate Bonds & Notes
Banking & Finance	0	523,349	22,392	545,741
Industrials	0	652,224	17,932	670,156
Utilities	0	329,253	2,708	331,961
Municipal Bonds & Notes
Alabama	0	6,890	0	6,890
California	0	4,183	0	4,183
Iowa	0	636	0	636
U.S. Government Agencies	0	967	0	967
Mortgage-Backed Securities	0	188,194	0	188,194
Asset-Backed Securities	0	57,247	10,080	67,327
Sovereign Issues	0	145,182	0	145,182
Common Stocks
Energy	36,088	0	0	36,088
Financials	10,307	0	0	10,307
Utilities	2,383	0	0	2,383
Preferred Securities
Banking & Finance	0	1,489	0	1,489
Exchange-Traded Funds	563	0	0	563
Short-Term Instruments
Repurchase Agreements	0	3,248	0	3,248
U.S. Treasury Bills	0	18,297	0	18,297
	$49,341	$2,043,408	$53,112	$2,145,861

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$122,048	$0	$0	$122,048

Total Investments	$171,389	$2,043,408	$53,112	$2,267,909

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,151	1,353	0	2,504
Over the counter	0	21,274	1,360	22,634
	$1,151	$22,627	$1,360	$25,138

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4)	(526)	0	(530)
Over the counter	0	(25,188)	0	(25,188)
	$(4)	$(25,714)	$0	$(25,718)

Totals	$172,536	$2,040,321	$54,472	$2,267,329

94	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2014 (2)
Investments in Securities, at Value
Bank Loan Obligations	$6,482	$0	$(6,338)	$3	$18	$(165)	$0	$0	$0	$0
Corporate Bonds & Notes
Banking & Finance	14,128	14,365	(846)	(12)	(13)	(479)	0	(4,751)	22,392	(560)
Industrials	21,782	0	(3,385)	(122)	(275)	(14)	1,455	(1,509)	17,932	60
Utilities	0	3,000	(112)	0	0	(180)	0	0	2,708	(180)
Asset-Backed Securities	6,275	4,534	(693)	23	24	(83)	0	0	10,080	(45)

	$48,667	$21,899	$(11,374)	$(108)	$(246)	$(921)	$1,455	$(6,260)	$53,112	$(725)

Financial Derivative Instruments - Assets
Over the counter	$270	$1,020	$0	$0	$0	$70	$0	$0	$1,360	$70

Totals	$48,937	$22,919	$(11,374)	$(108)	$(246)	$(851)	$1,455	$(6,260)	$54,472	$(655)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$11,486	Benchmark Pricing	Base Price	94.00-100.00
	10,906	Third-Party Vendor	Broker Quote	103.75
Industrials	1,455	Other Valuation Techniques (3)	—	—
	16,477	Third-Party Vendor	Broker Quote	105.38-117.00
Utilities	2,708	Benchmark Pricing	Base Price	95.62
Asset-Backed Securities	10,080	Benchmark Pricing	Base Price	101.50-101.75

Financial Derivative Instruments - Assets
Over the counter	1,360	Indicative Market Quotation	Broker Quote	9.72-102.27

Total	$54,472

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	95

Schedule of Investments PIMCO High Yield Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.1%

BANK LOAN OBLIGATIONS 1.7%
AerCap Holdings NV
1.750% due 02/24/2015		$65,250	$65,102
Catalent Pharma Solutions, Inc.
3.653% due 09/15/2016		25,606	25,740
4.250% due 09/15/2017		13,687	13,776
Community Health Systems, Inc.
3.447% - 3.483% due 01/25/2017		285	288
4.250% due 01/27/2021		760	767
Darling International, Inc.
3.250% due 01/06/2021		2,500	2,505
Gardner Denver, Inc.
4.250% due 07/30/2020		7,463	7,469
Getty Images, Inc.
4.750% due 10/18/2019		12,323	11,849
Industrial Packaging Group
6.000% due 03/06/2015		25,000	24,882
Multiplan, Inc.
0.234% due 03/06/2021		8,750	8,757
6.000% due 03/31/2022		13,000	12,935
Ortho-Clinical Diagnostics, Inc.
7.000% due 02/12/2015		40,400	40,132
Pharmaceutical Product Development LLC
4.000% due 12/05/2018		12,709	12,762
Sun Products Corp.
5.500% due 03/23/2020		11,385	10,882
Syniverse Holdings, Inc.
4.000% due 04/23/2019		3,878	3,889
Transunion LLC
3.000% due 03/17/2021		5,000	5,014

Total Bank Loan Obligations (Cost $246,957)			246,749

CORPORATE BONDS & NOTES 89.9%

BANKING & FINANCE 9.0%
A-S Co-Issuer Subsidiary, Inc.
7.875% due 12/15/2020		9,600	10,320
Ally Financial, Inc.
0.000% due 06/15/2015		1,350	1,311
2.436% due 12/01/2014		1,725	1,731
3.500% due 07/18/2016		16,950	17,501
4.750% due 09/10/2018		2,500	2,653
5.500% due 02/15/2017		60,000	65,400
6.250% due 12/01/2017		37,500	42,000
7.500% due 09/15/2020		46,250	55,153
8.000% due 03/15/2020		29,440	35,622
8.000% due 11/01/2031		21,515	26,356
American International Group, Inc.
8.175% due 05/15/2068		11,250	14,836
Ausdrill Finance Pty. Ltd.
6.875% due 11/01/2019		11,400	10,431
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (f)		9,000	9,776
Bank of Scotland PLC
7.286% due 05/31/2016 (f)	GBP	700	1,255
Barclays Bank PLC
14.000% due 06/15/2019 (f)		20,000	45,246
BPCE S.A.
9.250% due 04/22/2015 (f)	EUR	4,000	5,866
12.500% due 09/30/2019 (f)		$1,232	1,602
Capsugel Finance Co. S.C.A.
9.875% due 08/01/2019	EUR	15,200	23,113
CBRE Services, Inc.
5.000% due 03/15/2023		$18,250	18,364

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CIT Group, Inc.
4.250% due 08/15/2017		$50,000	$52,500
5.000% due 08/15/2022		77,472	80,716
5.000% due 08/01/2023		15,000	15,412
5.250% due 03/15/2018		17,000	18,339
5.500% due 02/15/2019		26,750	28,923
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		26,250	27,694
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
11.000% due 06/30/2019 (f)		10,000	13,300
Credit Agricole S.A.
7.875% due 01/23/2024 (f)		18,800	19,881
8.125% due 10/26/2019 (f)	GBP	2,500	4,683
8.375% due 10/13/2019 (f)		$4,773	5,441
Credit Suisse
6.500% due 08/08/2023		10,500	11,550
E*TRADE Financial Corp.
6.000% due 11/15/2017		10,000	10,562
6.375% due 11/15/2019		33,100	36,162
6.750% due 06/01/2016		6,625	7,205
Ford Motor Credit Co. LLC
12.000% due 05/15/2015		14,000	15,723
General Motors Financial Co., Inc.
2.750% due 05/15/2016		7,275	7,388
3.250% due 05/15/2018		20,000	20,250
4.250% due 05/15/2023		10,000	9,900
6.750% due 06/01/2018		2,000	2,290
HBOS Capital Funding LP
6.071% due 06/30/2014 (f)		1,100	1,106
6.461% due 11/30/2018 (f)	GBP	10,045	17,764
HBOS PLC
6.000% due 11/01/2033		$5,000	5,218
6.750% due 05/21/2018		10,000	11,353
Hockey Merger Sub, Inc.
7.875% due 10/01/2021		27,000	28,957
ILFC E-Capital Trust
6.250% due 12/21/2065		20,250	19,744
International Lease Finance Corp.
6.250% due 05/15/2019		12,150	13,456
6.750% due 09/01/2016		20,000	22,350
7.125% due 09/01/2018		25,850	30,180
8.250% due 12/15/2020		7,100	8,608
8.625% due 09/15/2015		11,750	12,984
8.750% due 03/15/2017		20,000	23,550
ISS A/S
8.875% due 05/15/2016	EUR	7,275	10,148
Jefferies Finance LLC
7.375% due 04/01/2020		$25,000	26,375
LBG Capital PLC
7.625% due 12/09/2019	GBP	900	1,565
7.625% due 10/14/2020	EUR	1,300	1,938
7.875% due 11/01/2020		$19,500	21,419
8.500% due 12/17/2021 (f)		3,700	3,978
9.125% due 07/15/2020	GBP	2,500	4,397
15.000% due 12/21/2019		9,350	22,727
15.000% due 12/21/2019	EUR	600	1,264
Lloyds Bank PLC
9.875% due 12/16/2021		$63	75
12.000% due 12/16/2024 (f)		5,000	6,855
Neuberger Berman Group LLC
5.625% due 03/15/2020		4,075	4,299
5.875% due 03/15/2022		10,000	10,700
Oxford Finance LLC
7.250% due 01/15/2018		6,500	6,922
PNK Finance Corp.
6.375% due 08/01/2021		3,160	3,302

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Provident Funding Associates LP
6.750% due 06/15/2021		$5,600	$5,628
Regions Financial Corp.
7.375% due 12/10/2037		16,611	19,081
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (f)		14,000	15,260
7.648% due 09/30/2031 (f)		16,970	18,328
SLM Corp.
4.875% due 06/17/2019		11,100	11,324
8.000% due 03/25/2020		14,475	16,719
8.450% due 06/15/2018		35,000	41,344
Societe Generale S.A.
5.922% due 04/05/2017 (f)		10,000	10,688
7.875% due 12/18/2023 (f)		2,000	2,081
Sophia Holding Finance LP
9.625% due 12/01/2018		5,000	5,263
Springleaf Finance Corp.
6.500% due 09/15/2017		3,000	3,248
6.900% due 12/15/2017		10,650	11,742
Stearns Holdings, Inc.
9.375% due 08/15/2020		5,000	5,250
Towergate Finance PLC
8.500% due 02/15/2018	GBP	2,200	3,915
10.500% due 02/15/2019		6,450	11,452
UBS Preferred Funding Trust
6.243% due 05/15/2016 (f)		$5,000	5,350
Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	3,500	6,119
6.000% due 04/15/2021		15,675	27,733

			1,318,214

INDUSTRIALS 71.8%
21st Century Oncology, Inc.
9.875% due 04/15/2017		$8,000	7,920
Accudyne Industries Borrower
7.750% due 12/15/2020		30,000	32,475
Activision Blizzard, Inc.
5.625% due 09/15/2021		14,000	15,015
6.125% due 09/15/2023		16,675	18,197
Actuant Corp.
5.625% due 06/15/2022		10,000	10,475
ADT Corp.
3.500% due 07/15/2022		41,423	36,480
4.125% due 06/15/2023		17,500	15,700
4.875% due 07/15/2042		10,200	8,427
6.250% due 10/15/2021		18,000	18,517
Aguila S.A.
7.875% due 01/31/2018	CHF	13,650	16,411
7.875% due 01/31/2018		$39,527	42,022
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		22,337	24,208
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		13,100	14,279
Alere, Inc.
8.625% due 10/01/2018		19,000	20,472
Aleris International, Inc.
7.625% due 02/15/2018		30,500	31,682
7.875% due 11/01/2020		14,875	15,396
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		50,150	55,040
Allegion U.S. Holding Co., Inc.
5.750% due 10/01/2021		6,375	6,742
Alliance Data Systems Corp.
6.375% due 04/01/2020		21,000	22,470
Alliant Techsystems, Inc.
6.875% due 09/15/2020		11,758	12,846

96	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Allison Transmission, Inc.
7.125% due 05/15/2019		$12,750	$13,786
Alphabet Holding Co., Inc.
7.750% due 11/01/2017 (c)		16,450	17,026
AMC Networks, Inc.
4.750% due 12/15/2022		30,000	30,000
7.750% due 07/15/2021		10,800	12,231
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021		20,810	21,590
American Tire Distributors, Inc.
9.750% due 06/01/2017		7,500	7,969
Anixter, Inc.
5.625% due 05/01/2019		8,500	9,095
Antero Resources Finance Corp.
5.375% due 11/01/2021		9,750	9,902
6.000% due 12/01/2020		3,500	3,741
7.250% due 08/01/2019		7,963	8,520
ARAMARK Corp.
5.750% due 03/15/2020		23,350	24,780
ArcelorMittal
4.250% due 02/25/2015		3,679	3,766
4.250% due 08/05/2015		5,000	5,169
4.250% due 03/01/2016		1,000	1,043
9.500% due 02/15/2015		10,500	11,235
Arch Coal, Inc.
7.000% due 06/15/2019		5,000	3,888
7.250% due 10/01/2020		5,825	4,500
7.250% due 06/15/2021		15,500	11,780
8.000% due 01/15/2019		4,000	4,010
ARD Finance S.A.
11.125% due 06/01/2018 (c)		4,184	4,608
11.125% due 06/01/2018 (c)	EUR	3,171	4,665
Ardagh Packaging Finance PLC
7.000% due 11/15/2020		$2,118	2,239
7.375% due 10/15/2017		6,400	6,835
9.250% due 10/15/2020	EUR	30,000	46,289
Arqiva Broadcast Finance PLC
9.500% due 03/31/2020	GBP	14,000	26,724
Ashland, Inc.
3.875% due 04/15/2018		$12,500	12,969
4.750% due 08/15/2022		32,000	31,560
6.875% due 05/15/2043		12,500	12,656
Ashtead Capital, Inc.
6.500% due 07/15/2022		16,000	17,480
Associated Materials LLC
9.125% due 11/01/2017		24,500	25,909
Atwood Oceanics, Inc.
6.500% due 02/01/2020		5,175	5,589
AutoNation, Inc.
6.750% due 04/15/2018		6,400	7,408
Avaya, Inc.
7.000% due 04/01/2019		18,000	17,955
Aviation Capital Group Corp.
7.125% due 10/15/2020		20,750	23,307
Axalta Coating Systems U.S. Holdings, Inc.
7.375% due 05/01/2021		16,050	17,535
Axiall Corp.
4.875% due 05/15/2023		4,250	4,186
B&G Foods, Inc.
4.625% due 06/01/2021		12,500	12,391
B/E Aerospace, Inc.
5.250% due 04/01/2022		32,000	33,080
6.875% due 10/01/2020		16,000	17,640
Ball Corp.
4.000% due 11/15/2023		3,000	2,820
5.000% due 03/15/2022		16,000	16,480
6.750% due 09/15/2020		8,550	9,309

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BC Mountain LLC
7.000% due 02/01/2021		$3,000	$2,985
Belden, Inc.
5.500% due 09/01/2022		12,750	12,973
Berry Petroleum Co. LLC
10.250% due 06/01/2014		5,000	5,069
Berry Plastics Corp.
9.500% due 05/15/2018		10,000	10,588
9.750% due 01/15/2021		29,000	33,821
Big Heart Pet Brands
7.625% due 02/15/2019		16,038	16,730
Biomet, Inc.
6.500% due 08/01/2020		63,455	68,658
6.500% due 10/01/2020		71,475	76,300
BMC Software Finance, Inc.
8.125% due 07/15/2021		14,000	14,805
Bombardier, Inc.
7.500% due 03/15/2018		17,000	19,252
Bristow Group, Inc.
6.250% due 10/15/2022		7,300	7,765
Building Materials Corp. of America
6.750% due 05/01/2021		37,005	40,243
7.500% due 03/15/2020		18,556	20,087
Bumble Bee Holdco S.C.A.
9.625% due 03/15/2018 (c)		10,500	11,051
Bumble Bee Holdings, Inc.
9.000% due 12/15/2017		17,012	18,628
Cablevision Systems Corp.
5.875% due 09/15/2022		3,750	3,844
8.000% due 04/15/2020		3,775	4,421
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020		5,000	4,450
Calcipar S.A.
6.875% due 05/01/2018		10,325	11,048
Capella Healthcare, Inc.
9.250% due 07/01/2017		36,000	38,340
Capsugel S.A.
7.000% due 05/15/2019		12,000	12,383
Carlson Wagonlit BV
6.875% due 06/15/2019		14,300	15,337
Case New Holland Industrial, Inc.
7.875% due 12/01/2017		23,460	27,624
Catalent Pharma Solutions, Inc.
7.875% due 10/15/2018		13,650	13,906
9.750% due 04/15/2017	EUR	11,650	16,563
Catamaran Corp.
4.750% due 03/15/2021		$9,750	9,908
CBS Outdoor Americas Capital LLC
5.250% due 02/15/2022		3,500	3,596
5.625% due 02/15/2024		3,950	4,059
CCO Holdings LLC
5.125% due 02/15/2023		30,000	29,025
5.250% due 03/15/2021		9,250	9,366
5.250% due 09/30/2022		37,000	36,676
5.750% due 09/01/2023		10,000	9,975
6.500% due 04/30/2021		30,250	32,178
6.625% due 01/31/2022		21,271	22,813
7.000% due 01/15/2019		12,250	12,985
7.375% due 06/01/2020		10,050	11,017
Celanese U.S. Holdings LLC
4.625% due 11/15/2022		3,000	2,970
5.875% due 06/15/2021		7,250	7,830
6.625% due 10/15/2018		8,150	8,647
Cemex S.A.B. de C.V.
9.000% due 01/11/2018		25,000	27,312
Central Garden and Pet Co.
8.250% due 03/01/2018		7,875	8,160

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cequel Communications Holdings LLC
5.125% due 12/15/2021		$10,000	$9,950
6.375% due 09/15/2020		30,050	31,552
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	11,500	17,506
Ceridian Corp.
8.875% due 07/15/2019		$7,000	7,980
CGG S.A.
6.500% due 06/01/2021		10,000	10,200
7.750% due 05/15/2017		6,000	6,105
9.500% due 05/15/2016		10,225	10,583
CHC Helicopter S.A.
9.250% due 10/15/2020		15,075	16,451
Chemtura Corp.
5.750% due 07/15/2021		6,500	6,776
Chesapeake Energy Corp.
5.750% due 03/15/2023		20,000	21,275
6.625% due 08/15/2020		8,500	9,584
7.250% due 12/15/2018		11,179	13,079
9.500% due 02/15/2015		40,845	43,755
Cimarex Energy Co.
5.875% due 05/01/2022		7,000	7,630
Cinemark USA, Inc.
7.375% due 06/15/2021		3,875	4,316
Clean Harbors, Inc.
5.125% due 06/01/2021		5,000	5,125
5.250% due 08/01/2020		20,000	20,700
Clear Channel Communications, Inc.
9.000% due 03/01/2021		22,000	23,072
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		61,325	65,702
7.625% due 03/15/2020		58,875	63,801
Clearwater Paper Corp.
7.125% due 11/01/2018		4,925	5,270
CNH Capital LLC
3.875% due 11/01/2015		10,000	10,325
Columbus International, Inc.
7.375% due 03/30/2021		13,500	13,922
Columbus McKinnon Corp.
7.875% due 02/01/2019		4,050	4,384
CommScope Holding Co., Inc.
6.625% due 06/01/2020 (c)		3,500	3,719
CommScope, Inc.
8.250% due 01/15/2019		31,790	34,572
Community Health Systems, Inc.
5.125% due 08/15/2018		19,050	20,050
5.125% due 08/01/2021		8,175	8,420
6.875% due 02/01/2022		24,761	25,999
7.125% due 07/15/2020		17,000	18,466
8.000% due 11/15/2019		6,000	6,623
Concho Resources, Inc.
5.500% due 04/01/2023		6,000	6,270
6.500% due 01/15/2022		31,000	33,945
7.000% due 01/15/2021		11,900	13,179
CONSOL Energy, Inc.
8.000% due 04/01/2017		10,000	10,450
8.250% due 04/01/2020		35,000	38,194
Constellation Brands, Inc.
4.250% due 05/01/2023		37,000	36,260
6.000% due 05/01/2022		17,250	19,191
7.250% due 05/15/2017		12,000	13,980
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		364	388
7.566% due 09/15/2021		238	248
Continental Resources, Inc.
8.250% due 10/01/2019		5,454	5,884
ConvaTec Finance International S.A.
8.250% due 01/15/2019		35,000	36,137

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	97

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		$42,000	$46,777
10.875% due 12/15/2018	EUR	5,400	8,317
Cooper Standard Automotive, Inc.
8.500% due 05/01/2018		$22,750	23,888
Cott Beverages, Inc.
8.125% due 09/01/2018		11,000	11,729
Crown Americas LLC
4.500% due 01/15/2023		12,500	12,000
6.250% due 02/01/2021		9,000	9,788
Crown Castle International Corp.
5.250% due 01/15/2023		43,850	44,782
7.125% due 11/01/2019		4,845	5,178
Crown European Holdings S.A.
7.125% due 08/15/2018	EUR	125	182
CSC Holdings LLC
6.750% due 11/15/2021		$20,100	22,562
7.625% due 07/15/2018		29,500	34,404
7.875% due 02/15/2018		8,750	10,150
8.625% due 02/15/2019		14,000	16,800
CST Brands, Inc.
5.000% due 05/01/2023		10,000	9,875
Darling International, Inc.
5.375% due 01/15/2022		10,000	10,288
DaVita HealthCare Partners, Inc.
5.750% due 08/15/2022		40,000	42,800
6.375% due 11/01/2018		15,000	15,787
6.625% due 11/01/2020		26,100	28,090
Delphi Corp.
5.000% due 02/15/2023		7,000	7,438
Denbury Resources, Inc.
4.625% due 07/15/2023		16,000	14,960
8.250% due 02/15/2020		14,835	16,207
Digicel Group Ltd.
7.125% due 04/01/2022 (b)		21,750	22,049
8.250% due 09/30/2020		27,100	29,065
10.500% due 04/15/2018		15,174	16,160
Digicel Ltd.
7.000% due 02/15/2020		3,000	3,135
8.250% due 09/01/2017		44,350	46,346
DineEquity, Inc.
9.500% due 10/30/2018		25,540	27,966
DISH DBS Corp.
5.000% due 03/15/2023		18,750	18,937
5.875% due 07/15/2022		44,900	48,043
6.750% due 06/01/2021		22,500	25,256
7.125% due 02/01/2016		25,000	27,375
7.875% due 09/01/2019		19,650	23,285
DJO Finance LLC
7.750% due 04/15/2018		21,950	23,212
8.750% due 03/15/2018		4,750	5,189
9.750% due 10/15/2017		14,000	14,910
9.875% due 04/15/2018		7,050	7,720
Dresser-Rand Group, Inc.
6.500% due 05/01/2021		12,500	13,406
Eagle Spinco, Inc.
4.625% due 02/15/2021		30,000	29,775
Easton-Bell Sports, Inc.
9.750% due 12/01/2016		21,500	22,683
El Paso LLC
7.000% due 06/15/2017		13,000	14,736
7.250% due 06/01/2018		8,000	9,143
7.750% due 01/15/2032		55,490	59,626
7.800% due 08/01/2031		43,466	46,431
8.050% due 10/15/2030		5,683	6,085
Endo Finance LLC
5.750% due 01/15/2022		25,000	25,687

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Endo Health Solutions, Inc.
7.000% due 07/15/2019		$17,425	$18,863
7.000% due 12/15/2020		8,000	8,660
7.250% due 01/15/2022		2,230	2,425
Envision Healthcare Corp.
8.125% due 06/01/2019		14,339	15,370
Era Group, Inc.
7.750% due 12/15/2022		13,250	14,045
First Data Corp.
6.750% due 11/01/2020		29,000	31,320
7.375% due 06/15/2019		16,250	17,509
8.250% due 01/15/2021		42,000	45,780
12.625% due 01/15/2021		8,000	9,560
First Quality Finance Co., Inc.
4.625% due 05/15/2021		20,000	19,550
First Quantum Minerals Ltd.
6.750% due 02/15/2020		12,630	12,851
7.000% due 02/15/2021		13,014	13,307
Florida East Coast Railway Corp.
8.125% due 02/01/2017		9,900	10,358
FMG Resources Pty. Ltd.
6.875% due 04/01/2022		28,000	30,275
8.250% due 11/01/2019		20,000	22,075
Ford Motor Co.
9.215% due 09/15/2021		2,700	3,535
Forest Laboratories, Inc.
4.875% due 02/15/2021		4,000	4,235
5.000% due 12/15/2021		25,000	26,500
Forest Oil Corp.
7.250% due 06/15/2019		6,397	5,637
Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019		10,875	11,772
5.750% due 02/15/2021		1,500	1,603
5.875% due 01/31/2022		13,250	14,144
Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015		7,400	8,140
Gardner Denver, Inc.
6.875% due 08/15/2021		55,000	56,925
General Cable Corp.
6.500% due 10/01/2022		23,500	23,970
Geo Group, Inc.
5.125% due 04/01/2023		10,850	10,687
6.625% due 02/15/2021		9,250	9,967
GLP Capital LP
5.375% due 11/01/2023		15,000	15,487
Graphic Packaging International, Inc.
7.875% due 10/01/2018		15,000	16,106
Great Canadian Gaming Corp.
6.625% due 07/25/2022	CAD	17,000	16,413
Griffey Intermediate, Inc.
7.000% due 10/15/2020		$28,000	24,570
Griffon Corp.
5.250% due 03/01/2022		16,000	15,880
Grifols Worldwide Operations Ltd.
5.250% due 04/01/2022		17,450	17,886
H&E Equipment Services, Inc.
7.000% due 09/01/2022		10,000	11,050
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020		75,000	73,969
HCA Holdings, Inc.
6.250% due 02/15/2021		20,000	21,460
7.750% due 05/15/2021		30,467	33,666
HCA, Inc.
4.750% due 05/01/2023		51,500	51,049
5.000% due 03/15/2024		25,000	25,109
5.875% due 03/15/2022		50,000	54,000
5.875% due 05/01/2023		33,250	34,289

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 02/15/2016		$850	$924
6.500% due 02/15/2020		68,195	76,549
7.250% due 09/15/2020		10,000	10,838
7.500% due 02/15/2022		69,350	79,406
7.875% due 02/15/2020		7,445	7,944
8.000% due 10/01/2018		14,750	17,516
8.360% due 04/15/2024		3,000	3,405
HD Supply, Inc.
7.500% due 07/15/2020		53,650	58,814
8.125% due 04/15/2019		40,000	44,800
11.000% due 04/15/2020		22,500	26,831
Headwaters, Inc.
7.625% due 04/01/2019		22,750	24,627
Healthcare Technology Intermediate, Inc.
7.375% due 09/01/2018		17,575	17,926
Hecla Mining Co.
6.875% due 05/01/2021		6,400	6,240
Hertz Corp.
5.875% due 10/15/2020		10,175	10,900
6.250% due 10/15/2022		10,750	11,556
6.750% due 04/15/2019		45,050	48,485
7.375% due 01/15/2021		21,000	23,205
Hexion U.S. Finance Corp.
6.625% due 04/15/2020		36,625	38,090
8.875% due 02/01/2018		15,000	15,675
9.000% due 11/15/2020		20,000	19,900
Hiland Partners LP
7.250% due 10/01/2020		10,375	11,335
Hilton Worldwide Finance LLC
5.625% due 10/15/2021		32,000	33,500
HJ Heinz Finance Co.
7.125% due 08/01/2039		15,450	16,570
Hologic, Inc.
6.250% due 08/01/2020		25,000	26,562
Hospira, Inc.
5.200% due 08/12/2020		950	1,017
5.600% due 09/15/2040		2,000	2,019
5.800% due 08/12/2023		6,250	6,851
Host Hotels & Resorts LP
5.250% due 03/15/2022		7,500	8,175
6.000% due 10/01/2021		10,000	11,316
Hughes Satellite Systems Corp.
6.500% due 06/15/2019		11,200	12,348
7.625% due 06/15/2021		11,675	13,222
Huntington Ingalls Industries, Inc.
6.875% due 03/15/2018		5,255	5,675
7.125% due 03/15/2021		8,500	9,424
Huntsman International LLC
4.875% due 11/15/2020		22,000	22,247
8.625% due 03/15/2020		4,550	5,016
8.625% due 03/15/2021		27,350	30,769
Hyva Global BV
8.625% due 03/24/2016		9,350	9,432
IASIS Healthcare LLC
8.375% due 05/15/2019		21,000	22,522
Igloo Holdings Corp.
8.250% due 12/15/2017 (c)		11,075	11,352
Immucor, Inc.
11.125% due 08/15/2019		16,100	18,273
IMS Health, Inc.
6.000% due 11/01/2020		22,902	24,162
12.500% due 03/01/2018		2,000	2,290
Ineos Finance PLC
7.500% due 05/01/2020		20,175	22,218
8.375% due 02/15/2019		11,200	12,418
INEOS Group Holdings S.A.
6.125% due 08/15/2018		8,950	9,319
6.500% due 08/15/2018	EUR	8,000	11,601

98	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Infor U.S., Inc.
9.375% due 04/01/2019		$875	$990
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		20,000	19,675
6.625% due 12/15/2022		7,500	7,838
7.250% due 04/01/2019		20,000	21,600
7.250% due 10/15/2020		55,000	59,881
7.500% due 04/01/2021		12,500	13,781
8.500% due 11/01/2019		7,000	7,534
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		26,600	28,096
8.125% due 06/01/2023		30,000	31,912
Interactive Data Corp.
10.250% due 08/01/2018		20,830	22,627
Interline Brands, Inc.
10.000% due 11/15/2018 (c)		2,500	2,731
Iron Mountain, Inc.
5.750% due 08/15/2024		5,000	4,894
J. Crew Group, Inc.
8.125% due 03/01/2019		7,500	7,823
Jaguar Holding Co.
9.375% due 10/15/2017 (c)		7,450	7,869
9.500% due 12/01/2019		15,500	17,321
Jaguar Land Rover Automotive PLC
5.625% due 02/01/2023		2,000	2,093
8.125% due 05/15/2021		20,000	22,800
Jarden Corp.
7.500% due 05/01/2017		5,066	5,858
7.500% due 01/15/2020		10,000	10,913
7.500% due 01/15/2020	EUR	7,450	11,147
JMC Steel Group, Inc.
8.250% due 03/15/2018		$24,000	24,630
Kindred Healthcare, Inc.
8.250% due 06/01/2019		9,000	9,669
Kinetic Concepts, Inc.
10.500% due 11/01/2018		35,250	40,714
12.500% due 11/01/2019		1,000	1,173
KION Finance S.A.
7.875% due 04/15/2018	EUR	11,000	15,855
Kraton Polymers LLC
6.750% due 03/01/2019		$10,400	11,102
L Brands, Inc.
5.625% due 02/15/2022		12,650	13,425
6.625% due 04/01/2021		12,250	13,827
7.000% due 05/01/2020		4,975	5,696
Lamar Media Corp.
5.000% due 05/01/2023		11,646	11,704
5.875% due 02/01/2022		8,050	8,573
Land O’ Lakes, Inc.
6.000% due 11/15/2022		13,950	14,857
Laredo Petroleum, Inc.
7.375% due 05/01/2022		14,000	15,610
9.500% due 02/15/2019		14,750	16,354
Lear Corp.
4.750% due 01/15/2023		10,000	9,800
Lee Enterprises, Inc.
9.500% due 03/15/2022		5,000	5,163
Lender Processing Services, Inc.
5.750% due 04/15/2023		10,000	10,713
Levi Strauss & Co.
6.875% due 05/01/2022		10,000	11,025
Lightstream Resources Ltd.
8.625% due 02/01/2020		15,000	15,075
Live Nation Entertainment, Inc.
7.000% due 09/01/2020		12,975	14,256
LKQ Corp.
4.750% due 05/15/2023		15,000	14,250

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Logan’s Roadhouse, Inc.
10.750% due 10/15/2017		$6,000	$4,605
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023		40,000	38,110
Manitowoc Co., Inc.
8.500% due 11/01/2020		32,405	36,537
Masonite International Corp.
8.250% due 04/15/2021		46,031	51,037
MCE Finance Ltd.
5.000% due 02/15/2021		25,000	25,125
MGM Resorts International
6.625% due 12/15/2021		34,050	37,498
6.750% due 10/01/2020		15,750	17,502
6.875% due 04/01/2016		6,085	6,678
7.500% due 06/01/2016		25,000	27,969
7.625% due 01/15/2017		30,000	34,387
7.750% due 03/15/2022		29,375	34,222
8.625% due 02/01/2019		13,500	16,234
Michael Foods Group, Inc.
9.750% due 07/15/2018		42,295	45,361
Michaels Stores, Inc.
7.750% due 11/01/2018		17,500	18,791
Midstates Petroleum Co., Inc.
10.750% due 10/01/2020		9,000	9,990
MPH Acquisition Holdings LLC
6.625% due 04/01/2022		20,000	20,575
Mueller Water Products, Inc.
7.375% due 06/01/2017		10,000	10,275
8.750% due 09/01/2020		5,980	6,713
MultiPlan, Inc.
9.875% due 09/01/2018		25,379	27,663
Murphy Oil USA, Inc.
6.000% due 08/15/2023		18,100	18,779
Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	6,000	9,030
8.875% due 12/01/2018		$25,000	27,344
NBTY, Inc.
9.000% due 10/01/2018		20,500	22,140
NCR Corp.
4.625% due 02/15/2021		1,500	1,515
5.000% due 07/15/2022		10,650	10,717
6.375% due 12/15/2023		14,750	15,746
NeuStar, Inc.
4.500% due 01/15/2023		7,000	6,108
Newfield Exploration Co.
5.625% due 07/01/2024		2,500	2,606
6.875% due 02/01/2020		28,250	30,227
7.125% due 05/15/2018		11,495	11,869
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		7,500	7,866
Nielsen Finance LLC
4.500% due 10/01/2020		30,000	30,375
7.750% due 10/15/2018		22,000	23,622
Nokia OYJ
5.375% due 05/15/2019		6,500	6,874
Novasep Holding S.A.S.
8.000% due 12/15/2016		8,070	7,868
Novelis, Inc.
8.375% due 12/15/2017		16,000	17,140
8.750% due 12/15/2020		51,825	58,174
Oasis Petroleum, Inc.
6.500% due 11/01/2021		11,000	11,880
6.875% due 03/15/2022		5,000	5,438
6.875% due 01/15/2023		14,000	15,260
Orion Engineered Carbons Bondco GmbH
9.625% due 06/15/2018		10,061	10,941
10.000% due 06/15/2018	EUR	12,330	18,580

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Orion Engineered Carbons Finance & Co. S.C.A.
9.250% due 08/01/2019 (c)		$12,550	$13,083
Oshkosh Corp.
8.500% due 03/01/2020		3,425	3,776
Pactiv LLC
7.950% due 12/15/2025		10,972	11,329
Par Pharmaceutical Cos., Inc.
7.375% due 10/15/2020		13,870	15,084
Party City Holdings, Inc.
8.875% due 08/01/2020		15,565	17,413
Peabody Energy Corp.
6.000% due 11/15/2018		12,500	13,172
6.250% due 11/15/2021		34,900	35,162
6.500% due 09/15/2020		13,500	14,006
7.875% due 11/01/2026		2,985	3,075
Penske Automotive Group, Inc.
5.750% due 10/01/2022		8,500	8,925
Perstorp Holding AB
8.750% due 05/15/2017		37,835	40,673
9.000% due 05/15/2017	EUR	4,950	7,467
11.000% due 08/15/2017		$23,200	24,998
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		42,315	45,594
Petco Holdings, Inc.
8.500% due 10/15/2017 (c)		30,450	31,098
PHH Corp.
6.375% due 08/15/2021		11,250	11,672
9.250% due 03/01/2016		5,900	6,652
Pilgrim’s Pride Corp.
7.875% due 12/15/2018		10,000	10,800
Pinnacle Entertainment, Inc.
7.500% due 04/15/2021		50,750	55,191
7.750% due 04/01/2022		16,500	17,861
Pinnacle Foods Finance LLC
4.875% due 05/01/2021		20,000	19,650
Plains Exploration & Production Co.
6.750% due 02/01/2022		10,000	11,100
6.875% due 02/15/2023		10,000	11,175
Ply Gem Industries, Inc.
6.500% due 02/01/2022		13,000	13,179
Polymer Group, Inc.
7.750% due 02/01/2019		12,000	12,900
Polypore International, Inc.
7.500% due 11/15/2017		17,500	18,572
Post Holdings, Inc.
6.750% due 12/01/2021		6,500	6,898
7.375% due 02/15/2022		15,000	16,200
PQ Corp.
8.750% due 05/01/2018		6,000	6,570
Precision Drilling Corp.
6.500% due 12/15/2021		3,000	3,225
6.625% due 11/15/2020		6,000	6,450
Prestige Brands, Inc.
5.375% due 12/15/2021		16,000	16,460
8.125% due 02/01/2020		10,675	12,023
PVH Corp.
4.500% due 12/15/2022		25,000	24,812
Quebecor Media, Inc.
7.750% due 03/15/2016		9,763	9,812
QVC, Inc.
7.375% due 10/15/2020		2,980	3,215
7.500% due 10/01/2019		8,645	9,200
R&R Ice Cream PLC
8.375% due 11/15/2017	EUR	7,500	11,056
Range Resources Corp.
5.000% due 08/15/2022		$15,000	15,375
5.000% due 03/15/2023		9,650	9,819

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	99

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 06/01/2021		$16,250	$17,489
6.750% due 08/01/2020		16,750	18,174
Regal Entertainment Group
5.750% due 02/01/2025		3,000	2,948
Regency Energy Partners LP
5.500% due 04/15/2023		15,000	15,188
5.875% due 03/01/2022		10,000	10,400
6.500% due 07/15/2021		20,000	21,550
Rexel S.A.
6.125% due 12/15/2019		18,650	19,722
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		52,000	54,730
6.875% due 02/15/2021		16,330	17,718
7.125% due 04/15/2019		25,000	26,562
7.875% due 08/15/2019		16,550	18,308
8.250% due 02/15/2021		37,625	41,246
8.500% due 05/15/2018		20,000	21,000
9.000% due 04/15/2019		32,000	34,400
9.875% due 08/15/2019		52,000	58,370
Rivers Pittsburgh Borrower LP
9.500% due 06/15/2019		6,465	7,120
Rockies Express Pipeline LLC
5.625% due 04/15/2020		12,050	11,869
6.000% due 01/15/2019		12,250	12,403
6.850% due 07/15/2018		4,000	4,150
Rockwood Specialties Group, Inc.
4.625% due 10/15/2020		42,000	43,575
Roofing Supply Group LLC
10.000% due 06/01/2020		6,500	7,329
Ryerson, Inc.
9.000% due 10/15/2017		5,000	5,413
Ryland Group, Inc.
5.375% due 10/01/2022		8,000	7,980
6.625% due 05/01/2020		7,250	7,921
Sabine Pass Liquefaction LLC
5.625% due 04/15/2023		20,650	20,624
Sable International Finance Ltd.
8.750% due 02/01/2020		8,150	9,230
Sally Holdings LLC
5.750% due 06/01/2022		17,000	18,062
6.875% due 11/15/2019		9,550	10,505
Samson Investment Co.
10.750% due 02/15/2020		32,000	35,040
SandRidge Energy, Inc.
7.500% due 03/15/2021		12,000	12,870
7.500% due 02/15/2023		10,000	10,650
8.125% due 10/15/2022		10,000	10,950
Sappi Papier Holding GmbH
7.750% due 07/15/2017		5,000	5,588
8.375% due 06/15/2019		5,000	5,575
SBA Communications Corp.
5.625% due 10/01/2019		11,750	12,367
SBA Telecommunications, Inc.
5.750% due 07/15/2020		11,550	12,156
Schaeffler Finance BV
4.750% due 05/15/2021		24,000	24,660
7.750% due 02/15/2017		6,000	6,840
7.750% due 02/15/2017	EUR	40,000	63,647
8.500% due 02/15/2019		$29,040	32,561
8.750% due 02/15/2019	EUR	20,000	31,001
Schaeffler Holding Finance BV
6.875% due 08/15/2018		$17,050	18,222
6.875% due 08/15/2018	EUR	19,800	29,098
Scientific Games Corp.
8.125% due 09/15/2018		$4,750	5,083
Scientific Games International, Inc.
6.250% due 09/01/2020		21,100	22,260
9.250% due 06/15/2019		5,500	5,858

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		$6,425	$6,979
Sealed Air Corp.
5.250% due 04/01/2023		19,000	19,285
6.875% due 07/15/2033		6,410	6,474
8.125% due 09/15/2019		25,604	28,740
8.375% due 09/15/2021		20,078	23,215
Seneca Gaming Corp.
8.250% due 12/01/2018		5,750	6,181
Sensata Technologies BV
4.875% due 10/15/2023		20,825	20,565
6.500% due 05/15/2019		26,000	27,982
Serta Simmons Holdings LLC
8.125% due 10/01/2020		14,000	15,452
ServiceMaster Co.
7.000% due 08/15/2020		35,000	37,231
8.000% due 02/15/2020		10,000	10,900
Seven Seas Cruises S. de R.L. LLC
9.125% due 05/15/2019		3,950	4,365
Sinclair Television Group, Inc.
5.375% due 04/01/2021		14,750	14,713
6.125% due 10/01/2022		12,000	12,210
6.375% due 11/01/2021		4,000	4,180
SIWF Merger Sub, Inc.
6.250% due 06/01/2021		23,850	24,864
Smithfield Foods, Inc.
6.625% due 08/15/2022		25,000	27,125
7.750% due 07/01/2017		21,762	25,353
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025		5,600	6,356
Softbank Corp.
4.500% due 04/15/2020		25,050	25,050
Sonat, Inc.
7.000% due 02/01/2018		12,024	13,251
Sophia LP
9.750% due 01/15/2019		28,500	31,777
Spectrum Brands, Inc.
6.375% due 11/15/2020		6,150	6,688
6.625% due 11/15/2022		18,650	20,398
6.750% due 03/15/2020		10,000	10,863
SPX Corp.
6.875% due 09/01/2017		13,050	14,877
Steel Dynamics, Inc.
5.250% due 04/15/2023		550	562
6.125% due 08/15/2019		10,075	11,007
6.375% due 08/15/2022		6,450	7,047
7.625% due 03/15/2020		6,000	6,525
STHI Holding Corp.
8.000% due 03/15/2018		25,485	27,046
Studio City Finance Ltd.
8.500% due 12/01/2020		25,250	28,280
Suburban Propane Partners LP
7.375% due 03/15/2020		3,950	4,246
7.375% due 08/01/2021		2,410	2,669
7.500% due 10/01/2018		5,000	5,338
Sun Products Corp.
7.750% due 03/15/2021		23,700	20,263
SunGard Data Systems, Inc.
6.625% due 11/01/2019		10,000	10,625
7.625% due 11/15/2020		25,000	27,531
Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	15,500	23,131
Sunrise Communications International S.A.
5.625% due 12/31/2017	CHF	3,800	4,482
7.000% due 12/31/2017		7,750	9,314
7.000% due 12/31/2017	EUR	675	987
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$13,125	14,339

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
T-Mobile USA, Inc.
6.250% due 04/01/2021		$18,250	$19,368
6.625% due 04/01/2023		40,000	42,600
6.731% due 04/28/2022		14,900	16,017
6.836% due 04/28/2023		9,175	9,875
Taminco Global Chemical Corp.
9.750% due 03/31/2020		22,000	24,915
Teleflex, Inc.
6.875% due 06/01/2019		10,500	11,248
Tenet Healthcare Corp.
4.375% due 10/01/2021		18,000	17,460
4.500% due 04/01/2021		25,500	25,022
4.750% due 06/01/2020		2,000	2,025
5.000% due 03/01/2019		400	401
6.000% due 10/01/2020		19,175	20,553
8.000% due 08/01/2020		30,500	33,397
8.125% due 04/01/2022		15,000	16,800
Terex Corp.
6.000% due 05/15/2021		21,000	22,575
6.500% due 04/01/2020		2,325	2,540
Tesoro Logistics LP
5.875% due 10/01/2020		5,500	5,775
Tomkins LLC
9.000% due 10/01/2018		25,230	27,217
Townsquare Radio LLC
9.000% due 04/01/2019		6,500	7,183
TransDigm, Inc.
5.500% due 10/15/2020		22,625	23,134
7.500% due 07/15/2021		4,000	4,450
7.750% due 12/15/2018		55,000	59,262
TransUnion Holding Co., Inc.
8.125% due 06/15/2018 (c)		22,115	23,331
9.625% due 06/15/2018		25,500	27,221
TransUnion LLC
11.375% due 06/15/2018		56,750	61,290
TreeHouse Foods, Inc.
7.750% due 03/01/2018		11,650	12,120
Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019		17,925	19,292
Triumph Group, Inc.
4.875% due 04/01/2021		17,000	16,830
8.625% due 07/15/2018		17,675	18,780
Tronox Finance LLC
6.375% due 08/15/2020		13,250	13,681
Truven Health Analytics, Inc.
10.625% due 06/01/2020		22,000	25,080
TRW Automotive, Inc.
7.250% due 03/15/2017		10,000	11,463
United Rentals North America, Inc.
6.125% due 06/15/2023		8,425	8,973
7.375% due 05/15/2020		21,250	23,561
7.625% due 04/15/2022		36,400	40,995
8.250% due 02/01/2021		16,000	17,980
8.375% due 09/15/2020		12,000	13,350
Unitymedia Hessen GmbH & Co. KG
5.500% due 09/15/2022	EUR	30,000	44,378
5.500% due 01/15/2023		$15,000	15,375
5.750% due 01/15/2023	EUR	7,500	11,249
7.500% due 03/15/2019		$9,250	10,083
7.500% due 03/15/2019	EUR	3,000	4,495
Unitymedia KabelBW GmbH
9.500% due 03/15/2021		7,700	12,290
Univision Communications, Inc.
5.125% due 05/15/2023		$10,000	10,275
6.750% due 09/15/2022		31,654	35,176
6.875% due 05/15/2019		20,000	21,550
7.875% due 11/01/2020		26,000	28,860
8.500% due 05/15/2021		41,000	45,612

100	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UPC Holding BV
6.375% due 09/15/2022	EUR	41,000	$60,912
8.375% due 08/15/2020		25,000	38,223
9.875% due 04/15/2018		$2,000	2,113
UPCB Finance Ltd.
6.375% due 07/01/2020	EUR	20,000	29,620
6.625% due 07/01/2020		$10,750	11,556
6.875% due 01/15/2022		19,475	21,325
7.250% due 11/15/2021		10,550	11,684
7.625% due 01/15/2020	EUR	27,250	40,497
USG Corp.
6.300% due 11/15/2016		$500	544
7.875% due 03/30/2020		12,525	14,044
8.375% due 10/15/2018		250	268
Valeant Pharmaceuticals International, Inc.
5.625% due 12/01/2021		19,000	19,997
6.375% due 10/15/2020		16,250	17,631
6.750% due 10/01/2017		7,500	7,969
6.750% due 08/15/2021		35,750	38,699
6.875% due 12/01/2018		12,000	12,810
7.000% due 10/01/2020		44,170	48,035
7.250% due 07/15/2022		21,450	23,809
VeriSign, Inc.
4.625% due 05/01/2023		15,500	14,958
Videotron Ltd.
5.000% due 07/15/2022		20,000	20,150
9.125% due 04/15/2018		1,769	1,840
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		12,500	12,922
VWR Funding, Inc.
7.250% due 09/15/2017		24,782	26,765
Welltec A/S
8.000% due 02/01/2019		10,500	11,235
Whiting Petroleum Corp.
5.750% due 03/15/2021		20,000	21,550
6.500% due 10/01/2018		10,675	11,289
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		16,000	16,960
Windstream Corp.
7.750% due 10/15/2020		25,000	26,937
7.750% due 10/01/2021		15,900	17,172
Wolverine World Wide, Inc.
6.125% due 10/15/2020		8,500	9,223
Wynn Las Vegas LLC
4.250% due 05/30/2023		5,000	4,838
5.375% due 03/15/2022		28,000	29,365
7.750% due 08/15/2020		25,000	27,937
Wynn Macau Ltd.
5.250% due 10/15/2021		20,000	20,400
Zayo Group LLC
8.125% due 01/01/2020		13,250	14,592

			10,459,129

UTILITIES 9.1%
Access Midstream Partners LP
4.875% due 05/15/2023		19,000	19,237
6.125% due 07/15/2022		8,750	9,461
AES Corp.
7.375% due 07/01/2021		28,025	32,089
7.750% due 10/15/2015		5,061	5,529
8.000% due 10/15/2017		1,550	1,839
8.000% due 06/01/2020		20,980	24,861
9.750% due 04/15/2016		30,000	35,025
Athlon Holdings LP
7.375% due 04/15/2021		9,750	10,432

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Atlas Pipeline Partners LP
5.875% due 08/01/2023	$8,000	$7,940
6.625% due 10/01/2020	7,250	7,757
Calpine Corp.
7.500% due 02/15/2021	35,785	39,274
7.875% due 07/31/2020	32,398	35,800
7.875% due 01/15/2023	8,991	10,115
Chesapeake Oilfield Operating LLC
6.625% due 11/15/2019	7,000	7,297
Covanta Holding Corp.
6.375% due 10/01/2022	6,500	6,939
7.250% due 12/01/2020	8,840	9,702
Electricite de France
5.625% due 01/22/2024 (f)	12,500	12,605
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017	22,800	23,455
10.000% due 12/01/2020	17,250	18,242
10.250% due 12/01/2020	30,000	31,762
EP Energy LLC
6.875% due 05/01/2019	7,850	8,517
9.375% due 05/01/2020	55,755	64,745
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016	16,289	17,053
Frontier Communications Corp.
7.125% due 03/15/2019	30,000	33,375
7.450% due 07/01/2035	6,144	5,560
9.000% due 08/15/2031	5,000	5,138
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	17,500	18,769
MarkWest Energy Partners LP
4.500% due 07/15/2023	24,500	23,704
5.500% due 02/15/2023	13,500	13,939
6.500% due 08/15/2021	1,430	1,552
6.750% due 11/01/2020	7,305	7,944
MetroPCS Wireless, Inc.
6.625% due 11/15/2020	33,075	35,432
Midwest Generation LLC
8.560% due 01/02/2016	17,769	20,168
NGPL PipeCo LLC
7.119% due 12/15/2017	10,851	10,715
9.625% due 06/01/2019	21,705	23,279
NRG Energy, Inc.
6.625% due 03/15/2023	33,050	34,455
7.625% due 01/15/2018	30,000	33,825
7.875% due 05/15/2021	19,000	20,995
8.250% due 09/01/2020	44,150	48,675
NSG Holdings LLC
7.750% due 12/15/2025	29,213	31,331
Parsley Energy LLC
7.500% due 02/15/2022	3,750	3,966
Red Oak Power LLC
8.540% due 11/30/2019	17,449	18,670
9.200% due 11/30/2029	3,795	4,175
Sabine Oil & Gas LLC
9.750% due 02/15/2017	17,500	18,200
Sprint Capital Corp.
6.875% due 11/15/2028	27,375	26,691
6.900% due 05/01/2019	80,000	88,200
8.750% due 03/15/2032	54,360	60,068
Sprint Communications, Inc.
6.000% due 11/15/2022	70,455	72,128
7.000% due 03/01/2020	22,000	25,465
8.375% due 08/15/2017	15,250	18,014
9.000% due 11/15/2018	23,750	29,094
Sprint Corp.
7.125% due 06/15/2024	25,000	26,312
7.250% due 09/15/2021	10,825	11,840
7.875% due 09/15/2023	19,125	21,085

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Targa Resources Partners LP
4.250% due 11/15/2023		$15,000	$13,987
5.250% due 05/01/2023		16,000	15,920
6.375% due 08/01/2022		4,125	4,403
6.875% due 02/01/2021		18,150	19,557
7.875% due 10/15/2018		500	538
Tenaska Alabama Partners LP
7.000% due 06/30/2021		20,677	21,917
Tokyo Electric Power Co., Inc.
1.500% due 05/30/2014	JPY	28,000	271
1.850% due 07/28/2014		28,000	271
4.100% due 05/29/2015		3,000	30
VimpelCom Holdings BV
7.504% due 03/01/2022		$12,500	12,795

			1,322,129

Total Corporate Bonds & Notes (Cost $12,216,569)			13,099,472

MUNICIPAL BONDS & NOTES 0.0%

CALIFORNIA 0.0%
Los Angeles Community Redevelopment Agency, California Revenue Bonds, Series 2002
9.750% due 09/01/2017		250	251
9.750% due 09/01/2022		495	497
9.750% due 09/01/2027		765	766
9.750% due 09/01/2032		1,235	1,225

Total Municipal Bonds & Notes (Cost $2,610)			2,739

U.S. TREASURY OBLIGATIONS 0.7%
U.S. Treasury Notes
1.375% due 06/30/2018 (i)(k)(m)		100,000	99,563

Total U.S. Treasury Obligations (Cost $100,269)			99,563

MORTGAGE-BACKED SECURITIES 0.5%
American Home Mortgage Investment Trust
1.830% due 09/25/2045		592	557
Banc of America Funding Corp.
2.745% due 11/20/2035 ^		294	261
Banc of America Mortgage Trust
2.704% due 02/25/2036 ^		219	187
BCAP LLC Trust
0.324% due 01/25/2037 ^		1,010	758
Bear Stearns Adjustable Rate Mortgage Trust
2.430% due 02/25/2036 ^		317	227
2.528% due 01/25/2035		177	175
Bear Stearns Alt-A Trust
4.413% due 11/25/2036 ^		4,716	3,616
Citigroup Mortgage Loan Trust, Inc.
2.658% due 07/25/2046 ^		508	411
2.674% due 03/25/2034		128	128
Countrywide Alternative Loan Trust
0.324% due 01/25/2037 ^		339	280
0.367% due 03/20/2046		500	374
0.384% due 08/25/2046		179	15
0.404% due 09/25/2046 ^		663	179
0.404% due 10/25/2046 ^		224	87
0.414% due 07/25/2035		219	191
0.424% due 05/25/2036 ^		124	68
0.924% due 11/25/2035		594	496
4.886% due 10/25/2035 ^		201	168
5.750% due 03/25/2037 ^		330	278
6.500% due 11/25/2037 ^		770	654
6.996% due 07/25/2036 (a)		15,556	3,986

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	101

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
0.454% due 04/25/2046 ^	$224	$93
2.521% due 04/20/2036 ^	241	195
2.566% due 03/25/2037 ^	243	171
2.672% due 09/25/2047 ^	343	291
5.067% due 02/20/2036 ^	324	289
CSMC Mortgage-Backed Trust
6.000% due 10/25/2021 ^	27	26
Deutsche ALT-A Securities, Inc.
5.028% due 10/25/2035	261	229
Deutsche ALT-B Securities, Inc.
5.869% due 10/25/2036 ^	420	326
5.886% due 10/25/2036 ^	420	327
Downey Savings & Loan Association Mortgage Loan Trust
0.476% due 07/19/2045 ^	199	36
First Horizon Alternative Mortgage Securities
2.230% due 10/25/2034	76	75
Greenpoint Mortgage Funding Trust
0.354% due 10/25/2046	665	423
0.354% due 12/25/2046 ^	476	246
0.424% due 04/25/2036 ^	130	41
GSR Mortgage Loan Trust
0.414% due 08/25/2046	638	182
2.622% due 01/25/2036 ^	772	713
2.774% due 04/25/2035	41	40
HarborView Mortgage Loan Trust
2.547% due 08/19/2036 ^	2,848	2,106
4.897% due 08/19/2036 ^	215	197
Impac CMB Trust
0.894% due 11/25/2034	38	36
IndyMac Mortgage Loan Trust
0.364% due 05/25/2046	260	224
0.424% due 06/25/2037 ^	397	198
2.559% due 01/25/2036	267	221
4.608% due 09/25/2035 ^	109	6
JPMorgan Mortgage Trust
6.000% due 08/25/2037 ^	689	617
Lehman XS Trust
0.384% due 06/25/2046 ^	4	0
0.384% due 08/25/2046 ^	25	1
0.394% due 09/25/2046 ^	91	6
0.394% due 11/25/2046	175	27
Luminent Mortgage Trust
0.334% due 12/25/2036	407	299
MASTR Adjustable Rate Mortgages Trust
0.364% due 04/25/2046	839	635
0.454% due 05/25/2047 ^	706	348
0.494% due 05/25/2047 ^	529	161
Merrill Lynch Mortgage-Backed Securities Trust
2.765% due 04/25/2037 ^	620	524
Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	355	363
Residential Accredit Loans, Inc. Trust
0.384% due 05/25/2037 ^	284	74
3.506% due 09/25/2035 ^	302	237
Residential Asset Securitization Trust
6.000% due 05/25/2037 ^	1,390	1,273
Sequoia Mortgage Trust
2.408% due 01/20/2047 ^	345	300
Structured Adjustable Rate Mortgage Loan Trust
1.832% due 10/25/2037 ^	241	153
2.502% due 03/25/2034	72	71
2.548% due 11/25/2035 ^	270	211
2.693% due 09/25/2036 ^	567	362
5.034% due 05/25/2036	700	652

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
0.364% due 05/25/2046		$1,694	$1,241
0.374% due 09/25/2047		60,479	47,403
0.406% due 07/19/2035		107	101
0.414% due 05/25/2046 ^		178	36
0.434% due 02/25/2036		273	215
0.454% due 08/25/2036		890	329
TBW Mortgage-Backed Trust
6.015% due 07/25/2037		378	286
WaMu Mortgage Pass-Through Certificates
0.374% due 07/25/2046 ^		47	3
0.564% due 12/25/2045		402	358
2.081% due 04/25/2037		425	366
Washington Mutual MSC Mortgage Pass-Through Certificates
0.893% due 04/25/2047 ^		89	7
1.069% due 07/25/2046 ^		83	49

Total Mortgage-Backed Securities (Cost $44,774)			76,495

ASSET-BACKED SECURITIES 0.0%
Carrington Mortgage Loan Trust
0.304% due 08/25/2036		850	534
Countrywide Asset-Backed Certificates
5.357% due 10/25/2046		83	71
GSAA Home Equity Trust
0.454% due 05/25/2047		532	382
Morgan Stanley Mortgage Loan Trust
0.514% due 04/25/2037		463	262
5.750% due 04/25/2037 ^		97	76
6.000% due 07/25/2047 ^		226	185
NovaStar Mortgage Funding Trust
0.254% due 03/25/2037		95	45

Total Asset-Backed Securities (Cost $1,282)			1,555

SOVEREIGN ISSUES 0.5%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	155,600	65,038

Total Sovereign Issues (Cost $75,260)			65,038

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
Local Insight Media Holdings, Inc. (g)		6,323	126

HEALTH CARE 0.0%
NVHL S.A. ‘A’ (d)(g)		170,260	540
NVHL S.A. ‘B’ (d)(g)		170,260	540
NVHL S.A. ‘C’ (d)(g)		170,260	540
NVHL S.A. ‘D’ (d)(g)		170,260	540
NVHL S.A. ‘E’ (d)(g)		170,260	540
NVHL S.A. ‘F’ (d)(g)		170,260	539
NVHL S.A. ‘G’ (d)(g)		170,260	539
NVHL S.A. ‘H’ (d)(g)		170,260	539
NVHL S.A. ‘I’ (d)(g)		170,260	539
NVHL S.A. ‘J’ (d)(g)		170,260	539

			5,395

Total Common Stocks (Cost $5,538)			5,521

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Wells Fargo & Co.
7.500% due 12/31/2049 (f)	25,550	$29,970

Total Convertible Preferred Securities (Cost $17,904)		29,970

PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%
Ally Financial, Inc.
7.000% due 04/30/2014 (f)	40,500	40,204
GMAC Capital Trust
8.125% due 02/15/2040	900,000	24,570

Total Preferred Securities (Cost $60,764)		64,774

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (h) 0.1%
		8,358

U.S. TREASURY BILLS 0.0%
0.080% due 08/21/2014 - 03/05/2015 (e)(k)(m)	$851	851

Total Short-Term Instruments (Cost $9,209)		9,209

Total Investments in Securities (Cost $12,781,136)		13,701,085

	SHARES
INVESTMENTS IN AFFILIATES 5.2%

SHORT-TERM INSTRUMENTS 5.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.2%
PIMCO Short-Term Floating NAV Portfolio	1,571,756	15,725
PIMCO Short-Term Floating NAV Portfolio III	74,511,705	744,447

Total Short-Term Instruments (Cost $761,062)		760,172

Total Investments in Affiliates (Cost $761,062)		760,172

Total Investments 99.3% (Cost $13,542,198)		$14,461,257

Financial Derivative Instruments (j)(l) 0.0% (Cost or Premiums, net $(8,483))		(5,241)

Other Assets and Liabilities, net 0.7%		112,941

Net Assets 100.0%		$14,568,957

102	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind bond security.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Perpetual maturity, date shown represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Local Insight Media Holdings, Inc.	11/18/2011	$0	$126	0.00%
NVHL S.A. ‘A’	03/09/2012	553	540	0.00%
NVHL S.A. ‘B’	03/09/2012	553	540	0.00%
NVHL S.A. ‘C’	03/09/2012	554	540	0.00%
NVHL S.A. ‘D’	03/09/2012	554	540	0.00%
NVHL S.A. ‘E’	03/09/2012	554	540	0.00%
NVHL S.A. ‘F’	03/09/2012	554	539	0.00%
NVHL S.A. ‘G’	03/09/2012	554	539	0.01%
NVHL S.A. ‘H’	03/09/2012	554	539	0.01%
NVHL S.A. ‘I’	03/09/2012	554	539	0.01%
NVHL S.A. ‘J’	03/09/2012	554	539	0.01%

		$5,538	$5,521	0.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$8,358	Fannie Mae 2.260% due 10/17/2022	$(8,529)	$8,358	$8,358

Total Repurchase Agreements						$(8,529)	$8,358	$8,358

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
BCY	0.100%	03/31/2014	04/01/2014	$(5,285)	$(5,285)

Total Sale-Buyback Transactions					$(5,285)

(2)

As of March 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2014 was $24,506 at a weighted average interest rate of (0.668%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $5,277 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$8,358	$0	$0	$0	$8,358	$(8,529)	$(171)

Master Securities Forward Transaction Agreement
BCY	0	0	(5,285)	0	(5,285)	5,277	(8)

Total Borrowings and Other Financing Transactions	$8,358	$0	$(5,285)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	103

Schedule of Investments PIMCO High Yield Fund (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-16 5-Year Index	5.000%	06/20/2016	$48,000	$3,556	$(275)	$53	$0
CDX.HY-18 5-Year Index	5.000%	06/20/2017	79,695	6,775	7,190	126	0
CDX.HY-19 5-Year Index	5.000%	12/20/2017	70,000	6,242	6,372	138	0
CDX.HY-20 5-Year Index	5.000%	06/20/2018	150,000	13,409	4,835	390	0
CDX.HY-22 5-Year Index	5.000%	06/20/2019	4,700	357	27	12	0

				$30,339	$18,149	$719	$0

Total Swap Agreements				$30,339	$18,149	$719	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(k)	Securities with an aggregate market value of $65 and cash of $15,607 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$719	$719	$0	$0	$0	$0

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2014	$	629,285	EUR	456,312	$0	$(647)
	05/2014	BRL	69,889	$	30,491	0	(48)
	05/2014	EUR	456,312		629,254	657	0
	05/2014	GBP	1,752		2,920	0	0
	05/2014	$	7,519	EUR	5,455	0	(4)

BPS	04/2014	EUR	6,547	$	9,021	2	0
	06/2014	$	1,786	CAD	2,000	20	0

BRC	04/2014	EUR	1,659	$	2,302	16	0
	04/2014	$	3,624	EUR	2,610	0	(29)
	04/2014		80,992	GBP	48,622	104	(36)
	05/2014	EUR	2,119	$	2,920	1	0

CBK	04/2014		470,619		643,593	0	(4,755)
	04/2014	GBP	156,163		260,018	0	(329)
	04/2014	$	1,434	EUR	1,042	2	0
	05/2014	EUR	2,119	$	2,920	1	0
	06/2014	CAD	12,770		11,504	0	(26)

DUB	04/2014	$	23,450	EUR	16,919	0	(142)

FBF	04/2014		1,182		851	0	(9)

GLM	04/2014	EUR	993	$	1,364	0	(4)

104	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	04/2014	$	2,862	EUR	2,084	$9	$0

JPM	04/2014		176,084	GBP	106,331	1,186	0
	05/2014	GBP	106,331	$	176,045	0	(1,184)
	05/2014	$	1,105	GBP	665	4	0

RYL	05/2014	CHF	19,733	$	22,007	0	(321)

UAG	04/2014	BRL	80,835		33,188	0	(2,438)
	04/2014	$	34,079	BRL	80,835	1,547	0
	04/2014		2,010	GBP	1,209	5	0
	05/2014	BRL	80,835	$	33,818	0	(1,503)

Total Forward Foreign Currency Contracts						$3,554	$(11,475)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND LOAN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	SLM Corp.	5.000%	09/20/2014	0.368%	$	18,650	$(2,611)	$3,056	$445	$0

BRC	SunGard Data Systems, Inc.	5.000%	09/20/2014	0.378%		2,000	(230)	278	48	0

CBK	Biomet, Inc.	6.500%	06/20/2014	0.358%		3,000	0	48	48	0
	Community Health Systems, Inc.	5.000%	09/20/2014	0.446%		2,900	(261)	329	68	0

DUB	SLM Corp.	5.000%	09/20/2014	0.368%		2,000	(225)	273	48	0

FBF	AES Corp.	5.000%	06/20/2014	0.333%		4,100	(246)	296	50	0
	HCA, Inc.	5.000%	06/20/2014	0.597%		9,600	(1,049)	1,160	111	0

GST	El Paso LLC	5.000%	09/20/2014	0.438%		30,325	(2,881)	3,594	713	0

MYC	SLM Corp.	5.000%	06/20/2014	0.368%		6,000	(1,020)	1,092	72	0

RYL	AES Corp.	5.000%	12/20/2014	0.333%		5,000	20	159	179	0

UAG	AES Corp.	5.000%	12/20/2014	0.333%		5,000	20	159	179	0

							$(8,483)	$10,444	$1,961	$0

Total Swap Agreements							$(8,483)	$10,444	$1,961	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or loan issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(m)	Securities with an aggregate market value of $5,819 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$657	$0	$445	$1,102	$(699)	$0	$0	$(699)	$403	$(350)	$53
BPS	22	0	0	22	0	0	0	0	22	0	22
BRC	121	0	48	169	(65)	0	0	(65)	104	192	296
CBK	3	0	116	119	(5,110)	0	0	(5,110)	(4,991)	3,309	(1,682)
DUB	0	0	48	48	(142)	0	0	(142)	(94)	0	(94)
FBF	0	0	161	161	(9)	0	0	(9)	152	(320)	(168)
GLM	0	0	0	0	(4)	0	0	(4)	(4)	1	(3)
GST	0	0	713	713	0	0	0	0	713	(740)	(27)
HUS	9	0	0	9	0	0	0	0	9	0	9

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	105

Schedule of Investments PIMCO High Yield Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
JPM	$1,190	$0	$0	$1,190	$(1,184)	$0	$0	$(1,184)	$6	$0	$6
MYC	0	0	72	72	0	0	0	0	72	(96)	(24)
RYL	0	0	179	179	(321)	0	0	(321)	(142)	(378)	(520)
UAG	1,552	0	179	1,731	(3,941)	0	0	(3,941)	(2,210)	2,240	30

Total Over the Counter	$3,554	$0	$1,961	$5,515	$(11,475)	$0	$0	$(11,475)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$719	$0	$0	$0	$719

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,554	$0	$3,554
Swap Agreements	0	1,961	0	0	0	1,961

	$0	$1,961	$0	$3,554	$0	$5,515

	$0	$2,680	$0	$3,554	$0	$6,234

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,475	$0	$11,475

	$0	$0	$0	$11,475	$0	$11,475

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$54,287	$0	$0	$0	$54,287

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(62,339)	$0	$(62,339)
Swap Agreements	0	41,034	0	0	0	41,034

	$0	$41,034	$0	$(62,339)	$0	$(21,305)

	$0	$95,321	$0	$(62,339)	$0	$32,982

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(22,682)	$0	$0	$0	$(22,682)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(25,051)	$0	$(25,051)
Swap Agreements	0	(38,228)	0	0	0	(38,228)

	$0	$(38,228)	$0	$(25,051)	$0	$(63,279)

	$0	$(60,910)	$0	$(25,051)	$0	$(85,961)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

106	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$246,749	$0	$246,749
Corporate Bonds & Notes
Banking & Finance	0	1,318,214	0	1,318,214
Industrials	0	10,458,493	636	10,459,129
Utilities	0	1,301,961	20,168	1,322,129
Municipal Bonds & Notes
California	0	2,739	0	2,739
U.S. Treasury Obligations	0	99,563	0	99,563
Mortgage-Backed Securities	0	76,495	0	76,495
Asset-Backed Securities	0	1,555	0	1,555
Sovereign Issues	0	65,038	0	65,038
Common Stocks
Consumer Discretionary	0	0	126	126
Health Care	0	0	5,395	5,395
Convertible Preferred Securities
Banking & Finance	29,970	0	0	29,970
Preferred Securities
Banking & Finance	24,570	40,204	0	64,774
Short-Term Instruments
Repurchase Agreements	0	8,358	0	8,358
U.S. Treasury Bills	0	851	0	851
	$54,540	$13,620,220	$26,325	$13,701,085

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$760,172	$0	$0	$760,172

Total Investments	$814,712	$13,620,220	$26,325	$14,461,257

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	719	0	719
Over the counter	0	5,515	0	5,515
	$0	$6,234	$0	$6,234

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(11,475)	$0	$(11,475)

Totals	$814,712	$13,614,979	$26,325	$14,456,016

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	107

Schedule of Investments PIMCO High Yield Spectrum Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.9%

BANK LOAN OBLIGATIONS 1.7%
AerCap Holdings NV
1.750% due 02/24/2015		$14,500	$14,467
Atrium Innovations, Inc.
4.250% due 02/13/2021		1,500	1,497
7.750% due 08/13/2021		1,000	1,017
Catalent Pharma Solutions, Inc.
3.653% due 09/15/2016		972	977
Clear Channel Communications, Inc.
3.803% due 01/29/2016		8,833	8,737
Ikaria, Inc.
5.000% due 02/12/2021		2,500	2,523
8.750% due 01/17/2022		500	508
Industrial Packaging Group
6.000% due 03/06/2015		5,500	5,474
Multiplan, Inc.
6.000% due 03/31/2022		8,250	8,209
Ortho-Clinical Diagnostics, Inc.
7.000% due 02/12/2015		8,750	8,692
PharMEDium Healthcare Corp.
4.250% due 01/28/2021		1,500	1,505
Pharmedium Healthcare Corp.
7.750% due 01/28/2022		1,000	1,015

Total Bank Loan Obligations (Cost $54,138)			54,621

CORPORATE BONDS & NOTES 94.0%

BANKING & FINANCE 9.9%
A-S Co-Issuer Subsidiary, Inc.
7.875% due 12/15/2020		12,000	12,900
AA PIK Co. Ltd.
9.500% due 11/07/2019	GBP	2,750	4,814
Ally Financial, Inc.
0.000% due 06/15/2015		$1,250	1,214
5.500% due 02/15/2017		5,000	5,450
6.250% due 12/01/2017		4,500	5,040
7.500% due 09/15/2020		8,500	10,136
8.000% due 03/15/2020		5,000	6,050
8.000% due 11/01/2031		2,500	3,062
8.300% due 02/12/2015		500	530
American International Group, Inc.
8.175% due 05/15/2068		1,000	1,319
Arrow Global Finance PLC
7.875% due 03/01/2020	GBP	3,000	5,452
Ausdrill Finance Pty. Ltd.
6.875% due 11/01/2019		$1,250	1,144
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (e)		2,000	2,173
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	5,500	8,638
Barclays Bank PLC
10.179% due 06/12/2021		$3,000	4,037
Boats Investments Netherlands BV
11.000% due 03/31/2017 (b)	EUR	3,036	1,879
BPCE S.A.
9.000% due 03/17/2015 (e)		3,000	4,389
9.250% due 04/22/2015 (e)		2,000	2,933
12.500% due 09/30/2019 (e)		$2,000	2,600
Cabot Financial Luxembourg S.A.
6.500% due 04/01/2021	GBP	2,250	3,770
Capsugel Finance Co. S.C.A.
9.875% due 08/01/2019	EUR	5,000	7,603
CBRE Services, Inc.
5.000% due 03/15/2023		$3,000	3,019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chinos Intermediate Holdings A, Inc.
7.750% due 05/01/2019		$4,687	$4,851
CIT Group, Inc.
5.000% due 05/15/2017		1,000	1,074
5.000% due 08/15/2022		19,000	19,796
5.000% due 08/01/2023		2,500	2,569
5.250% due 03/15/2018		8,000	8,630
Cloverie PLC for Zurich Insurance Co. Ltd.
12.000% due 07/15/2014 (e)	EUR	1,000	1,422
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		$2,500	2,637
Countrywide Capital
8.050% due 06/15/2027		1,250	1,497
Credit Agricole S.A.
7.875% due 10/26/2019 (e)	EUR	500	809
7.875% due 01/23/2024 (e)		$7,500	7,931
8.375% due 10/13/2019 (e)		1,250	1,425
9.750% due 12/26/2014 (e)		1,000	1,049
Credit Suisse Group AG
7.500% due 12/11/2023 (e)		2,500	2,719
E*TRADE Financial Corp.
6.000% due 11/15/2017		1,000	1,056
6.375% due 11/15/2019		5,250	5,736
6.750% due 06/01/2016		500	544
Financiere Gaillon S.A.S.
7.000% due 09/30/2019	EUR	4,000	5,568
Ford Motor Credit Co. LLC
12.000% due 05/15/2015		$1,000	1,123
General Motors Financial Co., Inc.
2.750% due 05/15/2016		1,000	1,016
3.250% due 05/15/2018		2,000	2,025
HBOS Capital Funding LP
6.461% due 11/30/2018 (e)	GBP	3,000	5,305
Hockey Merger Sub, Inc.
7.875% due 10/01/2021		$14,000	15,015
ILFC E-Capital Trust
6.250% due 12/21/2065		2,000	1,950
International Lease Finance Corp.
6.250% due 05/15/2019		750	831
8.250% due 12/15/2020		1,000	1,212
8.750% due 03/15/2017		1,000	1,178
ISS A/S
8.875% due 05/15/2016	EUR	1,322	1,844
Jefferies Finance LLC
7.375% due 04/01/2020		$5,000	5,275
Jefferies LoanCore LLC
6.875% due 06/01/2020		8,000	8,160
LBG Capital PLC
7.375% due 03/12/2020	EUR	100	148
7.625% due 10/14/2020		500	745
7.875% due 11/01/2020		$2,500	2,746
8.000% due 06/15/2020 (e)		2,250	2,423
8.875% due 02/07/2020	EUR	343	528
9.125% due 07/15/2020	GBP	250	440
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		$1,500	2,056
National Financial Partners Corp.
9.000% due 07/15/2021		6,250	6,719
National Westminster Bank PLC
6.500% due 09/07/2021	GBP	250	457
Oxford Finance LLC
7.250% due 01/15/2018		$1,250	1,331
Provident Funding Associates LP
6.750% due 06/15/2021		1,250	1,256
RBS Capital Trust
2.413% due 06/30/2014 (e)	EUR	1,600	2,127

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Regions Financial Corp.
7.375% due 12/10/2037		$1,775	$2,039
Royal Bank of Scotland Group PLC
7.640% due 09/30/2017 (e)		1,000	1,020
7.648% due 09/30/2031 (e)		4,000	4,320
9.118% due 07/30/2014 (e)		350	355
SLM Corp.
8.000% due 03/25/2020		3,000	3,465
8.450% due 06/15/2018		4,000	4,725
Societe Generale S.A.
7.875% due 12/18/2023 (e)		7,000	7,282
9.375% due 09/04/2019 (e)	EUR	5,000	8,300
Sophia Holding Finance LP
9.625% due 12/01/2018		$8,250	8,683
Springleaf Finance Corp.
6.900% due 12/15/2017		10,000	11,025
7.750% due 10/01/2021		1,400	1,558
8.250% due 10/01/2023		3,900	4,368
Towergate Finance PLC
8.500% due 02/15/2018	GBP	300	534
10.500% due 02/15/2019		7,500	13,316
Virgin Media Secured Finance PLC
5.500% due 01/15/2021		2,500	4,371
6.000% due 04/15/2021		2,250	3,981
WaveDivision Escrow LLC
8.125% due 09/01/2020		$8,000	8,640

			321,357

INDUSTRIALS 77.3%
21st Century Oncology, Inc.
8.875% due 01/15/2017		750	784
9.875% due 04/15/2017		1,500	1,485
Academy Ltd.
9.250% due 08/01/2019		500	548
Acadia Healthcare Co., Inc.
6.125% due 03/15/2021		5,500	5,768
Accudyne Industries Borrower
7.750% due 12/15/2020		13,650	14,776
Activision Blizzard, Inc.
6.125% due 09/15/2023		3,000	3,274
ADS Waste Holdings, Inc.
8.250% due 10/01/2020		7,530	8,227
ADT Corp.
3.500% due 07/15/2022		12,000	10,568
4.125% due 06/15/2023		3,000	2,691
4.875% due 07/15/2042		2,500	2,066
Aguila S.A.
7.875% due 01/31/2018		6,100	6,485
7.875% due 01/31/2018	CHF	3,000	3,607
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		$2,440	2,644
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		2,000	2,180
8.750% due 11/01/2019	EUR	3,500	5,365
Aldesa Financial Services S.A.
7.250% due 04/01/2021 (a)		2,500	3,496
Alere, Inc.
6.500% due 06/15/2020		$12,500	13,187
7.250% due 07/01/2018		1,500	1,658
8.625% due 10/01/2018		5,000	5,387
Aleris International, Inc.
7.625% due 02/15/2018		5,250	5,453
7.875% due 11/01/2020		2,250	2,329
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		7,000	7,682
10.750% due 10/15/2019		11,500	12,794

108	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Allison Transmission, Inc.
7.125% due 05/15/2019		$1,500	$1,622
Alphabet Holding Co., Inc.
7.750% due 11/01/2017 (b)		4,000	4,140
Altice Financing S.A.
6.500% due 01/15/2022		1,250	1,322
7.875% due 12/15/2019		3,000	3,292
Altice Finco S.A.
8.125% due 01/15/2024		1,500	1,624
9.875% due 12/15/2020		4,000	4,580
AMC Networks, Inc.
4.750% due 12/15/2022		6,000	6,000
7.750% due 07/15/2021		500	566
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021		4,000	4,150
American Tire Distributors, Inc.
9.750% due 06/01/2017		250	266
Ancestry.com, Inc.
9.625% due 10/15/2018		10,500	11,077
11.000% due 12/15/2020		7,250	8,555
Antero Resources Finance Corp.
6.000% due 12/01/2020		3,500	3,741
7.250% due 08/01/2019		650	696
ARAMARK Corp.
5.750% due 03/15/2020		3,500	3,714
Arch Coal, Inc.
7.000% due 06/15/2019		3,000	2,333
7.250% due 10/01/2020		1,250	966
7.250% due 06/15/2021		2,250	1,710
Arcos Dorados Holdings, Inc.
6.625% due 09/27/2023		3,000	3,082
ARD Finance S.A.
11.125% due 06/01/2018 (b)		1,059	1,166
11.125% due 06/01/2018 (b)	EUR	1,586	2,334
Ardagh Packaging Finance PLC
7.000% due 11/15/2020		$882	933
9.250% due 10/15/2020	EUR	9,000	13,887
Arqiva Broadcast Finance PLC
9.500% due 03/31/2020	GBP	7,500	14,317
Ashland, Inc.
3.875% due 04/15/2018		$1,500	1,556
4.750% due 08/15/2022		5,000	4,931
6.875% due 05/15/2043		2,500	2,531
Associated Materials LLC
9.125% due 11/01/2017		8,000	8,460
AuRico Gold, Inc.
7.750% due 04/01/2020		5,000	4,987
Avaya, Inc.
7.000% due 04/01/2019		3,000	2,992
Aviation Capital Group Corp.
7.125% due 10/15/2020		1,000	1,123
Axalta Coating Systems U.S. Holdings, Inc.
5.750% due 02/01/2021	EUR	2,500	3,701
7.375% due 05/01/2021		$4,500	4,916
Axiall Corp.
4.875% due 05/15/2023		1,000	985
B/E Aerospace, Inc.
5.250% due 04/01/2022		2,000	2,068
6.875% due 10/01/2020		500	551
Bakkavor Finance PLC
8.250% due 02/15/2018	GBP	5,000	8,930
BC Mountain LLC
7.000% due 02/01/2021		$5,000	4,975
Berry Plastics Corp.
9.500% due 05/15/2018		5,000	5,294
9.750% due 01/15/2021		6,000	6,997

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Beverage Packaging Holdings Luxembourg S.A.
6.000% due 06/15/2017		$5,750	$5,966
Big Heart Pet Brands
7.625% due 02/15/2019		6,715	7,005
Biomet, Inc.
6.500% due 08/01/2020		6,000	6,492
6.500% due 10/01/2020		16,000	17,080
BlueLine Rental Finance Corp.
7.000% due 02/01/2019		7,500	7,950
BMC Software Finance, Inc.
8.125% due 07/15/2021		10,000	10,575
Boardriders S.A.
8.875% due 12/15/2017	EUR	2,150	3,206
Brakes Capital
7.125% due 12/15/2018	GBP	4,000	6,835
Briggs & Stratton Corp.
6.875% due 12/15/2020		$500	558
Building Materials Corp. of America
6.750% due 05/01/2021		3,000	3,262
6.875% due 08/15/2018		750	791
7.500% due 03/15/2020		750	812
Bumble Bee Holdco S.C.A.
9.625% due 03/15/2018 (b)		1,500	1,579
Bumble Bee Holdings, Inc.
9.000% due 12/15/2017		1,812	1,984
Burger King Capital Holdings LLC
0.000% due 04/15/2019 (b)(d)		12,350	11,362
Cablevision Systems Corp.
5.875% due 09/15/2022		6,000	6,150
8.000% due 04/15/2020		1,000	1,171
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020		2,250	2,003
Calcipar S.A.
6.875% due 05/01/2018		1,000	1,070
Campofrio Food Group S.A.
8.250% due 10/31/2016 (h)	EUR	1,500	2,167
Capella Healthcare, Inc.
9.250% due 07/01/2017		$5,500	5,857
Capsugel S.A.
7.000% due 05/15/2019		4,000	4,127
Carlson Wagonlit BV
7.500% due 06/15/2019	EUR	2,000	3,017
Casella Waste Systems, Inc.
7.750% due 02/15/2019		$5,000	5,212
Catalent Pharma Solutions, Inc.
7.875% due 10/15/2018		3,500	3,566
9.750% due 04/15/2017	EUR	3,960	5,630
CCO Holdings LLC
5.125% due 02/15/2023		$4,000	3,870
5.250% due 03/15/2021		1,000	1,013
5.250% due 09/30/2022		8,000	7,930
5.750% due 09/01/2023		4,000	3,990
6.500% due 04/30/2021		3,250	3,457
7.250% due 10/30/2017		250	265
Celanese U.S. Holdings LLC
4.625% due 11/15/2022		2,000	1,980
6.625% due 10/15/2018		1,000	1,061
Central Garden and Pet Co.
8.250% due 03/01/2018		2,000	2,073
Cequel Communications Holdings LLC
5.125% due 12/15/2021		3,000	2,985
6.375% due 09/15/2020		3,750	3,937
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	12,350	18,800
Cerba European Lab S.A.S.
7.000% due 02/01/2020		4,000	6,020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ceridian Corp.
8.875% due 07/15/2019		$1,025	$1,169
Ceridian HCM Holding, Inc.
11.000% due 03/15/2021		4,300	4,977
Cerved Technologies SpA
6.375% due 01/15/2020	EUR	1,800	2,697
8.000% due 01/15/2021		7,500	11,445
CHC Helicopter S.A.
9.250% due 10/15/2020		$6,750	7,366
9.375% due 06/01/2021		1,750	1,864
Chesapeake Energy Corp.
5.750% due 03/15/2023		6,500	6,914
6.625% due 08/15/2020		1,000	1,128
7.250% due 12/15/2018		1,000	1,170
9.500% due 02/15/2015		4,250	4,553
Clean Harbors, Inc.
5.250% due 08/01/2020		3,000	3,105
Clear Channel Communications, Inc.
9.000% due 03/01/2021		10,050	10,540
14.000% due 02/01/2021 (b)		6,540	6,573
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		9,000	9,634
7.625% due 03/15/2020		8,000	8,676
Clearwater Paper Corp.
4.500% due 02/01/2023		3,000	2,903
CMA CGM S.A.
8.500% due 04/15/2017		1,750	1,768
8.875% due 04/15/2019	EUR	5,000	6,980
CNH Industrial Finance Europe S.A.
6.250% due 03/09/2018		3,000	4,703
Codere Finance Luxembourg S.A.
8.250% due 06/15/2015 ^		2,500	1,598
Coeur Mining, Inc.
7.875% due 02/01/2021		$2,750	2,778
Columbus McKinnon Corp.
7.875% due 02/01/2019		125	135
CommScope Holding Co., Inc.
6.625% due 06/01/2020 (b)		8,119	8,626
CommScope, Inc.
8.250% due 01/15/2019		2,567	2,792
Community Health Systems, Inc.
5.125% due 08/15/2018		1,000	1,053
6.875% due 02/01/2022		7,000	7,350
7.125% due 07/15/2020		3,000	3,259
Comstock Resources, Inc.
7.750% due 04/01/2019		1,000	1,070
9.500% due 06/15/2020		500	573
Concho Resources, Inc.
5.500% due 04/01/2023		1,000	1,045
6.500% due 01/15/2022		1,300	1,424
7.000% due 01/15/2021		200	222
CONSOL Energy, Inc.
8.250% due 04/01/2020		5,000	5,456
Constellation Brands, Inc.
4.250% due 05/01/2023		5,000	4,900
6.000% due 05/01/2022		1,000	1,113
Continental Resources, Inc.
8.250% due 10/01/2019		250	270
ConvaTec Finance International S.A.
8.250% due 01/15/2019		14,000	14,455
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		7,000	7,796
10.875% due 12/15/2018	EUR	4,000	6,161
Cooper Standard Automotive, Inc.
8.500% due 05/01/2018		$1,500	1,575
Cooper-Standard Holding, Inc.
7.375% due 04/01/2018		7,000	7,184

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	109

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		$2,000	$275
CPG Merger Sub LLC
8.000% due 10/01/2021		17,500	18,900
CPI International, Inc.
8.000% due 02/15/2018		500	519
Crown Americas LLC
6.250% due 02/01/2021		500	544
Crown Castle International Corp.
5.250% due 01/15/2023		8,000	8,170
CSC Holdings LLC
6.750% due 11/15/2021		1,500	1,684
7.625% due 07/15/2018		3,250	3,790
8.625% due 02/15/2019		2,750	3,300
Cyfrowy Polsat Finance AB
7.125% due 05/20/2018	EUR	2,000	2,931
DaVita HealthCare Partners, Inc.
5.750% due 08/15/2022		$5,000	5,350
6.375% due 11/01/2018		2,000	2,105
6.625% due 11/01/2020		1,500	1,614
Denbury Resources, Inc.
4.625% due 07/15/2023		2,000	1,870
8.250% due 02/15/2020		1,000	1,093
Desarrolladora Homex S.A.B. de C.V.
9.500% due 12/11/2019 ^		2,000	233
Deutsche Raststaetten Gruppe GmbH
6.750% due 12/30/2020	EUR	4,000	6,048
DFS Furniture Holdings PLC
7.625% due 08/15/2018	GBP	5,000	9,003
Diamond Foods, Inc.
7.000% due 03/15/2019		$3,500	3,631
Digicel Group Ltd.
7.125% due 04/01/2022 (a)		5,000	5,069
8.250% due 09/30/2020		3,500	3,754
10.500% due 04/15/2018		3,750	3,994
Digicel Ltd.
6.000% due 04/15/2021		5,750	5,894
8.250% due 09/01/2017		2,000	2,090
DineEquity, Inc.
9.500% due 10/30/2018		4,005	4,385
DISH DBS Corp.
5.000% due 03/15/2023		3,250	3,282
5.875% due 07/15/2022		4,000	4,280
6.750% due 06/01/2021		3,000	3,367
7.875% due 09/01/2019		2,500	2,962
DJO Finance LLC
7.750% due 04/15/2018		5,150	5,446
9.750% due 10/15/2017		4,250	4,526
9.875% due 04/15/2018		6,000	6,570
Dresser-Rand Group, Inc.
6.500% due 05/01/2021		1,000	1,073
Dynegy, Inc.
5.875% due 06/01/2023		3,000	2,962
Eagle Spinco, Inc.
4.625% due 02/15/2021		4,000	3,970
Easton-Bell Sports, Inc.
9.750% due 12/01/2016		2,500	2,638
El Paso LLC
7.750% due 01/15/2032		3,950	4,244
7.800% due 08/01/2031		5,000	5,341
Endo Finance LLC
5.750% due 01/15/2022		5,000	5,137
Endo Health Solutions, Inc.
7.000% due 07/15/2019		2,500	2,706
7.000% due 12/15/2020		3,500	3,789
7.250% due 01/15/2022		2,000	2,175

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Envision Healthcare Corp.
8.125% due 06/01/2019		$3,250	$3,484
Era Group, Inc.
7.750% due 12/15/2022		1,750	1,855
ESAL GmbH
6.250% due 02/05/2023		2,500	2,375
Findus Bondco S.A.
9.125% due 07/01/2018	EUR	2,000	3,021
Finmeccanica Finance S.A.
8.000% due 12/16/2019	GBP	3,000	5,787
First Data Corp.
6.750% due 11/01/2020		$5,000	5,400
7.375% due 06/15/2019		2,000	2,155
8.250% due 01/15/2021		10,000	10,900
11.250% due 01/15/2021		3,000	3,439
12.625% due 01/15/2021		8,250	9,859
First Data Holdings, Inc.
14.500% due 09/24/2019 (b)		3,000	2,835
First Quantum Minerals Ltd.
6.750% due 02/15/2020		2,300	2,340
7.000% due 02/15/2021		2,300	2,352
Florida East Coast Railway Corp.
8.125% due 02/01/2017		500	523
FMG Resources Pty. Ltd.
6.875% due 04/01/2022		7,000	7,569
8.250% due 11/01/2019		1,475	1,628
Foodcorp Pty. Ltd.
8.750% due 03/01/2018	EUR	4,500	6,771
Forest Laboratories, Inc.
5.000% due 12/15/2021		$4,250	4,505
Forest Oil Corp.
7.250% due 06/15/2019		3,150	2,776
Gardner Denver, Inc.
6.875% due 08/15/2021		19,000	19,665
GCL Holdings S.C.A.
9.375% due 04/15/2018	EUR	6,000	8,925
General Cable Corp.
6.500% due 10/01/2022		$2,000	2,040
Graton Economic Development Authority
9.625% due 09/01/2019		3,250	3,729
Great Canadian Gaming Corp.
6.625% due 07/25/2022	CAD	1,750	1,690
Griffey Intermediate, Inc.
7.000% due 10/15/2020		$18,500	16,234
Guala Closures SpA
5.662% due 11/15/2019	EUR	2,000	2,802
Halcon Resources Corp.
8.875% due 05/15/2021		$8,000	8,340
9.750% due 07/15/2020		1,750	1,894
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020		11,500	11,342
HCA Holdings, Inc.
6.250% due 02/15/2021		5,000	5,365
7.750% due 05/15/2021		5,000	5,525
HCA, Inc.
4.750% due 05/01/2023		5,000	4,956
5.875% due 03/15/2022		2,000	2,160
5.875% due 05/01/2023		6,000	6,187
6.500% due 02/15/2020		3,000	3,367
7.250% due 09/15/2020		1,500	1,626
7.500% due 02/15/2022		6,000	6,870
HD Supply, Inc.
7.500% due 07/15/2020		20,000	21,925
8.125% due 04/15/2019		4,000	4,480
11.000% due 04/15/2020		8,000	9,540
11.500% due 07/15/2020		12,000	14,310

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Headwaters, Inc.
7.250% due 01/15/2019		$6,000	$6,285
7.625% due 04/01/2019		5,000	5,412
Healthcare Technology Intermediate, Inc.
7.375% due 09/01/2018		5,500	5,610
Hertz Corp.
5.875% due 10/15/2020		1,000	1,071
6.250% due 10/15/2022		1,500	1,613
6.750% due 04/15/2019		3,000	3,229
7.375% due 01/15/2021		750	829
Hexion U.S. Finance Corp.
6.625% due 04/15/2020		4,000	4,160
8.875% due 02/01/2018		5,250	5,486
9.000% due 11/15/2020		10,500	10,447
HJ Heinz Finance Co.
7.125% due 08/01/2039		6,000	6,435
Hologic, Inc.
6.250% due 08/01/2020		2,000	2,125
Hughes Satellite Systems Corp.
6.500% due 06/15/2019		500	551
7.625% due 06/15/2021		500	566
Huntington Ingalls Industries, Inc.
7.125% due 03/15/2021		675	748
Huntsman International LLC
4.875% due 11/15/2020		2,500	2,528
8.625% due 03/15/2020		750	827
8.625% due 03/15/2021		3,000	3,375
Hyva Global BV
8.625% due 03/24/2016		1,000	1,009
IASIS Healthcare LLC
8.375% due 05/15/2019		14,000	15,015
Igloo Holdings Corp.
8.250% due 12/15/2017 (b)		3,025	3,101
Immucor, Inc.
11.125% due 08/15/2019		4,250	4,824
IMS Health, Inc.
6.000% due 11/01/2020		4,000	4,220
Inaer Aviation Finance Ltd.
9.500% due 08/01/2017	EUR	5,000	7,388
Ineos Finance PLC
7.500% due 05/01/2020		$4,000	4,405
INEOS Group Holdings S.A.
6.500% due 08/15/2018	EUR	7,000	10,151
Infor U.S., Inc.
9.375% due 04/01/2019		$5,000	5,656
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		4,000	3,935
6.625% due 12/15/2022		11,000	11,495
7.250% due 04/01/2019		2,750	2,970
7.250% due 10/15/2020		6,500	7,077
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		8,750	9,242
8.125% due 06/01/2023		11,500	12,233
Interactive Data Corp.
10.250% due 08/01/2018		3,000	3,259
Interline Brands, Inc.
10.000% due 11/15/2018 (b)		3,500	3,824
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		8,400	8,715
J. Crew Group, Inc.
8.125% due 03/01/2019		5,000	5,216
Jaguar Holding Co.
9.375% due 10/15/2017 (b)		5,000	5,281
9.500% due 12/01/2019		2,000	2,235
Jaguar Land Rover Automotive PLC
5.625% due 02/01/2023		3,500	3,662
8.125% due 05/15/2021		1,000	1,140

110	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Jarden Corp.
7.500% due 01/15/2020	EUR	1,000	$1,496
JBS USA LLC
7.250% due 06/01/2021		$3,000	3,210
JMC Steel Group, Inc.
8.250% due 03/15/2018		6,000	6,157
Jo-Ann Stores, Inc.
8.125% due 03/15/2019		8,000	8,340
Jurassic Holdings, Inc.
6.875% due 02/15/2021		5,200	5,369
Kindred Healthcare, Inc.
8.250% due 06/01/2019		2,500	2,686
Kinetic Concepts, Inc.
10.500% due 11/01/2018		5,000	5,775
12.500% due 11/01/2019		14,500	17,001
KION Finance S.A.
6.750% due 02/15/2020	EUR	5,000	7,599
7.875% due 04/15/2018		8,000	11,531
Kleopatra Holdings S.C.A.
10.250% due 08/15/2017		3,700	5,231
KP Germany Erste GmbH
11.625% due 07/15/2017		8,000	12,661
Kraton Polymers LLC
6.750% due 03/01/2019		$1,250	1,334
KraussMaffei Group GmbH
8.750% due 12/15/2020	EUR	2,500	3,875
L Brands, Inc.
6.625% due 04/01/2021		$675	762
Lamar Media Corp.
5.000% due 05/01/2023		4,000	4,020
Laredo Petroleum, Inc.
7.375% due 05/01/2022		3,000	3,345
9.500% due 02/15/2019		1,000	1,109
Levi Strauss & Co.
6.875% due 05/01/2022		1,500	1,654
7.750% due 05/15/2018	EUR	1,000	1,447
Lightstream Resources Ltd.
8.625% due 02/01/2020		$10,000	10,050
LIN Television Corp.
8.375% due 04/15/2018		500	531
Live Nation Entertainment, Inc.
7.000% due 09/01/2020		2,000	2,198
Logan’s Roadhouse, Inc.
10.750% due 10/15/2017		5,250	4,029
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023		7,500	7,146
Manitowoc Co., Inc.
8.500% due 11/01/2020		3,500	3,946
Marcolin SpA
8.500% due 11/15/2019	EUR	4,000	5,855
Masonite International Corp.
8.250% due 04/15/2021		$4,000	4,435
McClatchy Co.
9.000% due 12/15/2022		8,000	9,350
MCE Finance Ltd.
5.000% due 02/15/2021		7,000	7,035
MDC Partners, Inc.
6.750% due 04/01/2020		8,250	8,724
MGM Resorts International
6.625% due 12/15/2021		12,000	13,215
6.750% due 10/01/2020		5,000	5,556
7.500% due 06/01/2016		1,750	1,958
7.625% due 01/15/2017		5,000	5,731
7.750% due 03/15/2022		5,000	5,825
8.625% due 02/01/2019		750	902
10.000% due 11/01/2016		750	899

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Michael Foods Group, Inc.
9.750% due 07/15/2018		$6,250	$6,703
Michael Foods Holding, Inc.
8.500% due 07/15/2018		9,635	10,093
Michaels Stores, Inc.
7.750% due 11/01/2018		1,500	1,611
Midstates Petroleum Co., Inc.
10.750% due 10/01/2020		7,000	7,770
Mobile Challenger Intermediate Group S.A.
8.750% due 03/15/2019	CHF	1,000	1,176
8.750% due 03/15/2019	EUR	2,500	3,586
Modular Space Corp.
10.250% due 01/31/2019		$4,850	5,056
Mondi Consumer Packaging International AG
9.750% due 07/15/2017	EUR	500	740
Mongolian Mining Corp.
8.875% due 03/29/2017		$4,000	2,675
MPH Acquisition Holdings LLC
6.625% due 04/01/2022		8,000	8,230
Mueller Water Products, Inc.
7.375% due 06/01/2017		4,555	4,680
8.750% due 09/01/2020		200	225
MultiPlan, Inc.
9.875% due 09/01/2018		12,000	13,080
Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	5,000	7,525
8.875% due 12/01/2018		$2,250	2,461
NBTY, Inc.
9.000% due 10/01/2018		1,500	1,620
New Academy Finance Co. LLC
8.000% due 06/15/2018 (b)		7,625	7,844
New Look Bondco PLC
8.375% due 05/14/2018		1,750	1,881
Newfield Exploration Co.
5.625% due 07/01/2024		1,250	1,303
6.875% due 02/01/2020		1,000	1,070
Nexeo Solutions LLC
8.375% due 03/01/2018		1,250	1,269
Nielsen Finance LLC
4.500% due 10/01/2020		5,000	5,062
7.750% due 10/15/2018		1,850	1,986
Nokia Siemens Networks Finance BV
6.750% due 04/15/2018	EUR	2,000	2,981
7.125% due 04/15/2020		1,750	2,775
Norcell Sweden Holding AB
10.750% due 09/29/2019		4,500	7,067
Northern Blizzard Resources, Inc.
7.250% due 02/01/2022		$5,250	5,414
Novasep Holding S.A.S.
8.000% due 12/15/2016		1,063	1,036
Novelis, Inc.
8.375% due 12/15/2017		2,000	2,143
8.750% due 12/15/2020		6,000	6,735
Nufarm Australia Ltd.
6.375% due 10/15/2019		3,000	3,116
Oasis Petroleum, Inc.
6.500% due 11/01/2021		2,000	2,160
Ono Finance PLC
10.875% due 07/15/2019		6,000	6,720
11.125% due 07/15/2019	EUR	2,600	4,030
Ontex S.A.
7.500% due 04/15/2018		1,250	1,805
9.000% due 04/15/2019		6,000	9,058
Orion Engineered Carbons Bondco GmbH
9.625% due 06/15/2018		$673	732
10.000% due 06/15/2018	EUR	2,250	3,390

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Orion Engineered Carbons Finance & Co. S.C.A.
9.250% due 08/01/2019 (b)		$8,500	$8,861
Pactiv LLC
7.950% due 12/15/2025		2,000	2,065
Par Pharmaceutical Cos., Inc.
7.375% due 10/15/2020		15,000	16,312
Party City Holdings, Inc.
8.875% due 08/01/2020		10,750	12,027
Peabody Energy Corp.
6.000% due 11/15/2018		500	527
6.250% due 11/15/2021		4,820	4,856
Peermont Global Pty. Ltd.
7.750% due 04/30/2014	EUR	9,900	13,605
Pendragon PLC
6.875% due 05/01/2020	GBP	2,000	3,593
Perstorp Holding AB
8.750% due 05/15/2017		$4,000	4,300
9.000% due 05/15/2017	EUR	4,000	6,034
11.000% due 08/15/2017		$12,500	13,469
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		5,000	5,387
Petco Holdings, Inc.
8.500% due 10/15/2017 (b)		12,750	13,021
Petroleos de Venezuela S.A.
5.250% due 04/12/2017		10,000	7,525
Phosphorus Holdco PLC
10.000% due 04/01/2019 (b)	GBP	2,000	3,234
Pilgrim’s Pride Corp.
7.875% due 12/15/2018		$4,000	4,320
Pinnacle Entertainment, Inc.
7.500% due 04/15/2021		4,500	4,894
7.750% due 04/01/2022		1,000	1,083
8.750% due 05/15/2020		1,900	2,088
Pinnacle Foods Finance LLC
4.875% due 05/01/2021		2,739	2,691
Pinnacle Merger Sub, Inc.
9.500% due 10/01/2023		16,000	17,700
Pinnacle Operating Corp.
9.000% due 11/15/2020		1,000	1,083
Pittsburgh Glass Works LLC
8.000% due 11/15/2018		5,000	5,462
Plains Exploration & Production Co.
6.875% due 02/15/2023		1,500	1,676
Play Finance S.A.
5.250% due 02/01/2019	EUR	1,200	1,689
6.500% due 08/01/2019		1,300	1,880
Ply Gem Industries, Inc.
6.500% due 02/01/2022		$15,000	15,206
Polypore International, Inc.
7.500% due 11/15/2017		2,000	2,123
PortAventura Entertainment Barcelona BV
7.250% due 12/01/2020	EUR	3,000	4,386
Post Holdings, Inc.
6.750% due 12/01/2021		$4,250	4,510
7.375% due 02/15/2022		1,000	1,080
PQ Corp.
8.750% due 05/01/2018		6,000	6,570
PVH Corp.
4.500% due 12/15/2022		4,000	3,970
Quebecor Media, Inc.
7.750% due 03/15/2016		814	818
QVC, Inc.
7.375% due 10/15/2020		500	539
7.500% due 10/01/2019		250	266
R&R Ice Cream PLC
8.375% due 11/15/2017	EUR	6,000	8,845

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	111

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
R&R Pik PLC
9.250% due 05/15/2018	EUR	2,000	$2,824
Range Resources Corp.
5.000% due 08/15/2022		$2,000	2,050
5.000% due 03/15/2023		5,000	5,087
5.750% due 06/01/2021		750	807
6.750% due 08/01/2020		320	347
Refresco Group BV
7.375% due 05/15/2018	EUR	2,250	3,293
Regal Entertainment Group
5.750% due 02/01/2025		$1,250	1,228
Regency Energy Partners LP
5.500% due 04/15/2023		3,000	3,037
6.875% due 12/01/2018		600	641
Rex Energy Corp.
8.875% due 12/01/2020		7,500	8,325
Rexel S.A.
6.125% due 12/15/2019		2,000	2,115
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		7,000	7,367
6.875% due 02/15/2021		680	738
7.125% due 04/15/2019		2,000	2,125
7.875% due 08/15/2019		1,000	1,106
8.250% due 02/15/2021		12,000	13,155
9.000% due 04/15/2019		5,500	5,912
9.875% due 08/15/2019		2,750	3,087
Rivers Pittsburgh Borrower LP
9.500% due 06/15/2019		2,771	3,052
Rockies Express Pipeline LLC
5.625% due 04/15/2020		4,000	3,940
Rockwood Specialties Group, Inc.
4.625% due 10/15/2020		5,000	5,187
Roofing Supply Group LLC
10.000% due 06/01/2020		5,000	5,637
Ryerson, Inc.
9.000% due 10/15/2017		5,000	5,412
Sable International Finance Ltd.
8.750% due 02/01/2020		2,000	2,265
Sally Holdings LLC
5.750% due 06/01/2022		1,000	1,063
6.875% due 11/15/2019		500	550
Samson Investment Co.
10.750% due 02/15/2020		8,750	9,581
SandRidge Energy, Inc.
7.500% due 03/15/2021		4,000	4,290
7.500% due 02/15/2023		1,000	1,065
8.125% due 10/15/2022		2,000	2,190
Sappi Papier Holding GmbH
8.375% due 06/15/2019		500	558
SBA Communications Corp.
5.625% due 10/01/2019		1,250	1,316
SBA Telecommunications, Inc.
5.750% due 07/15/2020		1,000	1,053
Schaeffler Finance BV
4.750% due 05/15/2021		5,000	5,137
7.750% due 02/15/2017	EUR	4,750	7,558
7.750% due 02/15/2017		$1,000	1,140
8.500% due 02/15/2019		3,000	3,364
8.750% due 02/15/2019	EUR	3,500	5,425
Schaeffler Holding Finance BV
6.875% due 08/15/2018		5,400	7,936
Scientific Games International, Inc.
6.250% due 09/01/2020		$1,750	1,846
9.250% due 06/15/2019		1,000	1,065
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		250	272

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sealed Air Corp.
5.250% due 04/01/2023		$2,500	$2,538
6.500% due 12/01/2020		3,000	3,322
8.125% due 09/15/2019		2,000	2,245
8.375% due 09/15/2021		2,500	2,891
Seneca Gaming Corp.
8.250% due 12/01/2018		250	269
Sensata Technologies BV
4.875% due 10/15/2023		5,000	4,937
6.500% due 05/15/2019		2,500	2,691
Sequa Corp.
7.000% due 12/15/2017		6,150	6,258
Serta Simmons Holdings LLC
8.125% due 10/01/2020		15,000	16,556
ServiceMaster Co.
7.000% due 08/15/2020		16,500	17,552
8.000% due 02/15/2020		4,000	4,360
Seven Seas Cruises S. de R.L. LLC
9.125% due 05/15/2019		250	276
Shearer’s Foods LLC
9.000% due 11/01/2019		4,500	4,939
Simmons Foods, Inc.
10.500% due 11/01/2017		2,500	2,722
Sinclair Television Group, Inc.
5.375% due 04/01/2021		2,250	2,244
6.125% due 10/01/2022		2,000	2,035
SIWF Merger Sub, Inc.
6.250% due 06/01/2021		2,000	2,085
Smithfield Foods, Inc.
6.625% due 08/15/2022		4,000	4,340
7.750% due 07/01/2017		1,000	1,165
Softbank Corp.
4.500% due 04/15/2020		4,000	4,000
Soho House Bond Ltd.
9.125% due 10/01/2018	GBP	6,200	10,729
Sophia LP
9.750% due 01/15/2019		$10,125	11,289
Spectrum Brands, Inc.
6.375% due 11/15/2020		500	544
6.625% due 11/15/2022		4,000	4,375
6.750% due 03/15/2020		2,500	2,716
St. Barbara Ltd.
8.875% due 04/15/2018		2,500	2,063
Station Casinos LLC
7.500% due 03/01/2021		9,000	9,776
Steel Dynamics, Inc.
6.125% due 08/15/2019		1,000	1,093
6.375% due 08/15/2022		500	546
STHI Holding Corp.
8.000% due 03/15/2018		3,000	3,184
Studio City Finance Ltd.
8.500% due 12/01/2020		7,375	8,260
Suburban Propane Partners LP
7.375% due 08/01/2021		113	125
7.500% due 10/01/2018		422	450
Sun Products Corp.
7.750% due 03/15/2021		16,000	13,680
SunGard Data Systems, Inc.
6.625% due 11/01/2019		4,000	4,250
7.625% due 11/15/2020		2,500	2,753
Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	5,250	7,835
Sunrise Communications International S.A.
7.000% due 12/31/2017		600	878
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$1,025	1,120

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
T-Mobile USA, Inc.
6.250% due 04/01/2021		$3,000	$3,184
6.625% due 04/01/2023		7,500	7,987
6.731% due 04/28/2022		5,000	5,375
6.836% due 04/28/2023		2,500	2,691
Taminco Global Chemical Corp.
9.750% due 03/31/2020		5,000	5,662
TeamSystem Holding SpA
7.375% due 05/15/2020	EUR	5,000	7,386
Techem GmbH
6.125% due 10/01/2019		1,500	2,265
Tenet Healthcare Corp.
8.000% due 08/01/2020		$5,000	5,475
8.125% due 04/01/2022		8,000	8,960
Terex Corp.
6.000% due 05/15/2021		2,300	2,473
6.500% due 04/01/2020		2,250	2,458
TMF Group Holding BV
9.875% due 12/01/2019	EUR	5,250	8,119
Tomkins LLC
9.000% due 10/01/2018		$2,072	2,235
Townsquare Radio LLC
9.000% due 04/01/2019		5,000	5,525
TransDigm, Inc.
5.500% due 10/15/2020		4,000	4,090
7.500% due 07/15/2021		5,250	5,841
7.750% due 12/15/2018		7,500	8,081
TransUnion Holding Co., Inc.
8.125% due 06/15/2018 (b)		7,500	7,912
9.625% due 06/15/2018		4,000	4,270
TransUnion LLC
11.375% due 06/15/2018		3,000	3,240
Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019		5,000	5,381
Trionista TopCo GmbH
6.875% due 04/30/2021	EUR	5,000	7,517
Triumph Group, Inc.
4.875% due 04/01/2021		$2,500	2,475
8.625% due 07/15/2018		500	531
Truven Health Analytics, Inc.
10.625% due 06/01/2020		7,000	7,980
Tullow Oil PLC
6.000% due 11/01/2020		4,000	4,080
Unilabs Subholding AB
8.500% due 07/15/2018	EUR	4,000	5,855
United Rentals North America, Inc.
6.125% due 06/15/2023		$1,000	1,065
7.375% due 05/15/2020		1,000	1,109
7.625% due 04/15/2022		4,250	4,787
8.250% due 02/01/2021		1,000	1,124
8.375% due 09/15/2020		1,500	1,669
Unitymedia Hessen GmbH & Co. KG
5.500% due 09/15/2022	EUR	5,000	7,396
5.750% due 01/15/2023		6,000	8,999
7.500% due 03/15/2019		$450	491
7.500% due 03/15/2019	EUR	650	974
Unitymedia KabelBW GmbH
9.500% due 03/15/2021		2,550	4,070
Universal Health Services, Inc.
7.000% due 10/01/2018		$500	529
Univision Communications, Inc.
5.125% due 05/15/2023		2,500	2,569
6.750% due 09/15/2022		3,618	4,021
6.875% due 05/15/2019		2,000	2,155
7.875% due 11/01/2020		1,500	1,665
8.500% due 05/15/2021		12,500	13,906

112	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UPC Holding BV
6.375% due 09/15/2022	EUR	10,000	$14,857
6.750% due 03/15/2023		3,000	4,530
6.750% due 03/15/2023	CHF	3,800	4,717
8.375% due 08/15/2020	EUR	10,000	15,289
UPCB Finance Ltd.
6.375% due 07/01/2020		1,500	2,222
6.625% due 07/01/2020		$2,500	2,688
6.875% due 01/15/2022		750	821
7.625% due 01/15/2020	EUR	1,000	1,486
USG Corp.
7.875% due 03/30/2020		$1,000	1,121
8.375% due 10/15/2018		1,500	1,609
9.750% due 01/15/2018		5,296	6,421
Valeant Pharmaceuticals International, Inc.
5.625% due 12/01/2021		5,000	5,262
6.375% due 10/15/2020		3,000	3,255
6.750% due 10/01/2017		250	266
6.750% due 08/15/2021		4,000	4,330
6.875% due 12/01/2018		2,000	2,135
7.000% due 10/01/2020		3,500	3,806
7.250% due 07/15/2022		5,375	5,966
Vander Intermediate Holding Corp.
9.750% due 02/01/2019		5,250	5,552
VeriSign, Inc.
4.625% due 05/01/2023		3,000	2,895
Verisure Holding AB
8.750% due 12/01/2018	EUR	7,500	11,291
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		$2,950	3,050
VWR Funding, Inc.
7.250% due 09/15/2017		12,000	12,960
Walter Energy, Inc.
8.500% due 04/15/2021		4,250	2,699
9.875% due 12/15/2020		3,000	1,988
Watco Cos. LLC
6.375% due 04/01/2023		10,500	10,710
Wells Enterprises, Inc.
6.750% due 02/01/2020		800	830
Welltec A/S
8.000% due 02/01/2019		5,000	5,350
WEPA Hygieneprodukte GmbH
6.500% due 05/15/2020	EUR	2,500	3,780
Whiting Petroleum Corp.
6.500% due 10/01/2018		$500	529
Windstream Corp.
7.750% due 10/15/2020		1,000	1,078
7.750% due 10/01/2021		1,500	1,620
7.875% due 11/01/2017		1,000	1,153
Wise Metals Group LLC
8.750% due 12/15/2018		8,250	8,889
Wolverine World Wide, Inc.
6.125% due 10/15/2020		1,000	1,085
Wynn Las Vegas LLC
4.250% due 05/30/2023		2,000	1,935
5.375% due 03/15/2022		5,000	5,244
7.750% due 08/15/2020		2,000	2,235
Xefin Lux S.C.A.
8.000% due 06/01/2018	EUR	3,000	4,433
Xella Holdco Finance S.A.
9.125% due 09/15/2018		1,750	2,622
Zayo Group LLC
8.125% due 01/01/2020		$1,000	1,101
10.125% due 07/01/2020		1,500	1,746
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	3,000	4,415

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Zobele Holding SpA
7.875% due 02/01/2018	EUR	4,000	$5,924

			2,509,141

UTILITIES 6.8%
Access Midstream Partners LP
4.875% due 05/15/2023		$2,750	2,784
6.125% due 07/15/2022		500	541
AES Corp.
7.375% due 07/01/2021		3,500	4,008
8.000% due 10/15/2017		365	433
8.000% due 06/01/2020		4,000	4,740
Athlon Holdings LP
7.375% due 04/15/2021		7,750	8,292
Calpine Corp.
7.500% due 02/15/2021		2,887	3,168
7.875% due 07/31/2020		600	663
7.875% due 01/15/2023		799	899
Covanta Holding Corp.
6.375% due 10/01/2022		1,500	1,601
7.250% due 12/01/2020		100	110
Eileme AB
11.750% due 01/31/2020	EUR	4,000	6,674
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017		$2,000	2,058
10.000% due 12/01/2020		4,750	5,023
10.250% due 12/01/2020		8,000	8,470
12.250% due 03/01/2022		7,000	8,295
EP Energy LLC
6.875% due 05/01/2019		500	543
9.375% due 05/01/2020		13,500	15,677
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016		3,250	3,402
MarkWest Energy Partners LP
4.500% due 07/15/2023		6,000	5,805
5.500% due 02/15/2023		1,000	1,033
MetroPCS Wireless, Inc.
6.625% due 11/15/2020		3,000	3,214
Midwest Generation LLC
8.560% due 01/02/2016		2,122	2,408
Millicom International Cellular S.A.
6.625% due 10/15/2021		5,250	5,578
NGPL PipeCo LLC
7.119% due 12/15/2017		1,500	1,481
9.625% due 06/01/2019		2,500	2,681
NRG Energy, Inc.
6.625% due 03/15/2023		1,250	1,303
7.625% due 01/15/2018		4,000	4,510
7.875% due 05/15/2021		3,000	3,315
8.250% due 09/01/2020		5,000	5,512
Parsley Energy LLC
7.500% due 02/15/2022		7,250	7,667
Sabine Oil & Gas LLC
9.750% due 02/15/2017		10,000	10,400
Sprint Capital Corp.
6.875% due 11/15/2028		8,500	8,287
6.900% due 05/01/2019		7,250	7,993
8.750% due 03/15/2032		9,500	10,497
Sprint Communications, Inc.
6.000% due 11/15/2022		16,000	16,380
7.000% due 03/01/2020		2,000	2,315
8.375% due 08/15/2017		1,500	1,772
9.000% due 11/15/2018		2,500	3,063
Sprint Corp.
7.125% due 06/15/2024		8,000	8,420
7.250% due 09/15/2021		2,000	2,188

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 09/15/2023		$5,000	$5,512
Talos Production LLC
9.750% due 02/15/2018		4,500	4,736
Targa Resources Partners LP
4.250% due 11/15/2023		5,000	4,663
5.250% due 05/01/2023		3,000	2,985
6.375% due 08/01/2022		750	801
6.875% due 02/01/2021		1,000	1,078
Techem Energy Metering Service GmbH & Co. KG
7.875% due 10/01/2020	EUR	3,500	5,462
VimpelCom Holdings BV
7.504% due 03/01/2022		$1,450	1,484

			219,924

Total Corporate Bonds & Notes (Cost $2,873,246)			3,050,422

		SHARES
COMMON STOCKS 0.0%

HEALTH CARE 0.0%
NVHL S.A. ‘A’ (c)(f)		21,410	67
NVHL S.A. ‘B’ (c)(f)		21,410	67
NVHL S.A. ‘C’ (c)(f)		21,410	68
NVHL S.A. ‘D’ (c)(f)		21,410	68
NVHL S.A. ‘E’ (c)(f)		21,410	68
NVHL S.A. ‘F’ (c)(f)		21,410	68
NVHL S.A. ‘G’ (c)(f)		21,410	68
NVHL S.A. ‘H’ (c)(f)		21,410	68
NVHL S.A. ‘I’ (c)(f)		21,410	68
NVHL S.A. ‘J’ (c)(f)		21,410	68

Total Common Stocks (Cost $697)			678

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Ally Financial, Inc.
7.000% due 04/30/2014 (e)		6,000	5,956
GMAC Capital Trust
8.125% due 02/15/2040		40,000	1,092

Total Preferred Securities (Cost $6,728)			7,048

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (g) 0.0%
			1,523

Total Short-Term Instruments (Cost $1,523)			1,523

Total Investments in Securities (Cost $2,936,332)			3,114,292

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	113

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.8%

SHORT-TERM INSTRUMENTS 3.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.8%
PIMCO Short-Term Floating NAV Portfolio	2,881,612	$28,831
PIMCO Short-Term Floating NAV Portfolio III	9,367,450	93,590

Total Short-Term Instruments (Cost $122,527)		122,421

Total Investments in Affiliates (Cost $122,527)		122,421

Total Investments 99.7% (Cost $3,058,859)		$3,236,713

Financial Derivative Instruments (i) 0.0% (Cost or Premiums, net $0)		(1,382)

Other Assets and Liabilities, net 0.3%		9,608

Net Assets 100.0%		$3,244,939

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Security did not produce income within the last twelve months.
(d)	Security becomes interest bearing at a future date.
(e)	Perpetual maturity, date shown represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘A’	03/09/2012	$69	$67	0.00%
NVHL S.A. ‘B’	03/09/2012	69	67	0.00%
NVHL S.A. ‘C’	03/09/2012	69	68	0.00%
NVHL S.A. ‘D’	03/09/2012	69	68	0.00%
NVHL S.A. ‘E’	03/09/2012	70	68	0.00%
NVHL S.A. ‘F’	03/09/2012	70	68	0.00%
NVHL S.A. ‘G’	03/09/2012	70	68	0.00%
NVHL S.A. ‘H’	03/09/2012	70	68	0.00%
NVHL S.A. ‘I’	03/09/2012	70	68	0.01%
NVHL S.A. ‘J’	03/09/2012	70	68	0.01%

		$696	$678	0.02%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$1,523	Fannie Mae 2.260% due 10/17/2022	$(1,556)	$1,523	$1,523

Total Repurchase Agreements						$(1,556)	$1,523	$1,523

(1)	Includes accrued interest.

114	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
SBI	(1.000%)	09/09/2013	09/06/2015	EUR (1,081)	$(1,481)

Total Reverse Repurchase Agreements					$(1,481)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $2,078 at a weighted average interest rate of (1.211%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(h)	Securities with an aggregate market value of $1,445 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SBI	$0	$(1,481)	$0	$0	$(1,481)	$1,445	$(36)
SSB	1,523	0	0	0	1,523	(1,556)	(33)

Total Borrowings and Other Financing Transactions	$1,523	$(1,481)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	124,075	$		170,352	$39	$(620)
	04/2014	$		492,620		EUR	357,212	0	(507)
	05/2014		EUR	357,212	$		492,596	515	0
	05/2014		GBP	1,949			3,248	0	0

BPS	04/2014		EUR	5,172			7,127	2	0

BRC	04/2014			245,322			337,684	0	(283)
	04/2014		GBP	73,242			121,644	0	(462)
	04/2014	$		5,534		EUR	3,999	3	(28)
	04/2014			18,927		GBP	11,370	36	(7)
	05/2014		EUR	236	$		325	0	0

CBK	05/2014			236			325	0	0
	05/2014		GBP	2,059			3,396	0	(35)
	05/2014	$		197		CHF	172	0	(2)
	06/2014		CAD	1,696	$		1,528	0	(3)

DUB	04/2014	$		4,718		EUR	3,404	0	(29)

FBF	04/2014			4,217			3,043	0	(25)
	04/2014			98,618		GBP	59,696	904	0
	05/2014		EUR	3,990	$		5,492	0	(4)
	05/2014		GBP	59,696			98,597	0	(903)

GLM	05/2014		EUR	270			373	1	0

HUS	04/2014	$		6,521		EUR	4,743	13	0

JPM	04/2014			3,008			2,168	0	(21)
	04/2014			3,628		GBP	2,176	0	(1)
	05/2014			1,073			645	2	0

RBC	05/2014		CHF	6,998	$		7,952	33	0

Total Forward Foreign Currency Contracts								$1,548	$(2,930)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	115

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$554	$0	$0	$554	$(1,127)	$0	$0	$(1,127)	$(573)	$0	$(573)
BPS	2	0	0	2	0	0	0	0	2	0	2
BRC	39	0	0	39	(780)	0	0	(780)	(741)	(60)	(801)
CBK	0	0	0	0	(40)	0	0	(40)	(40)	0	(40
DUB	0	0	0	0	(29)	0	0	(29)	(29)	0	(29)
FBF	904	0	0	904	(932)	0	0	(932)	(28)	0	(28)
GLM	1	0	0	1	0	0	0	0	1	0	1
HUS	13	0	0	13	0	0	0	0	13	0	13
JPM	2	0	0	2	(22)	0	0	(22)	(20)	0	(20)
RBC	33	0	0	33	0	0	0	0	33	0	33

Total Over the Counter	$1,548	$0	$0	$1,548	$(2,930)	$0	$0	$(2,930)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,548	$0	$1,548

	$0	$0	$0	$1,548	$0	$1,548

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,930	$0	$2,930

	$0	$0	$0	$2,930	$0	$2,930

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$3,604	$0	$0	$0	$3,604

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(33,482)	$0	$(33,482)
Swap Agreements	0	4,093	0	0	0	4,093

	$0	$4,093	$0	$(33,482)	$0	$(29,389)

	$0	$7,697	$0	$(33,482)	$0	$(25,785)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(664)	$0	$0	$0	$(664)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(15,245)	$0	$(15,245)
Swap Agreements	0	(3,506)	0	0	0	(3,506)

	$0	$(3,506)	$0	$(15,245)	$0	$(18,751)

	$0	$(4,170)	$0	$(15,245)	$0	$(19,415)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

116	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$54,621	$0	$54,621
Corporate Bonds & Notes
Banking & Finance	0	321,357	0	321,357
Industrials	0	2,498,411	10,730	2,509,141
Utilities	0	217,516	2,408	219,924
Common Stocks
Health Care	0	0	678	678
Preferred Securities
Banking & Finance	1,092	5,956	0	7,048
Short-Term Instruments
Repurchase Agreements	0	1,523	0	1,523
	$1,092	$3,099,384	$13,816	$3,114,292

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$122,421	$0	$0	$122,421

Total Investments	$123,513	$3,099,384	$13,816	$3,236,713

Financial Derivative Instruments - Assets
Over the counter	$0	$1,548	$0	$1,548

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2,930)	$0	$(2,930)

Totals	$123,513	$3,098,002	$13,816	$3,235,331

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	117

Schedule of Investments PIMCO Long-Term Credit Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.9%

BANK LOAN OBLIGATIONS 2.5%
Activision Blizzard, Inc.
3.250% due 10/12/2020		$2,627	$2,631
AerCap Holdings NV
1.750% due 02/24/2015		15,900	15,864
Alliance Boots Holdings Ltd.
3.463% due 07/09/2015	GBP	15,615	26,066
Arch Coal, Inc.
6.250% due 05/16/2018		$790	781
CSC Holdings, Inc.
2.653% due 04/17/2020		5,367	5,313
Dell, Inc.
3.750% due 10/29/2018		3,608	3,601
4.500% due 04/29/2020		12,569	12,499
EP Energy LLC
3.500% due 05/24/2018		4,333	4,342
FMG Resources Pty. Ltd.
4.250% due 06/28/2019		9,358	9,441
H.J. Heinz Co.
3.500% due 06/05/2020		32,753	32,976
Hertz Corp.
3.750% due 03/12/2018		1,975	1,981
Multiplan, Inc.
0.234% due 03/06/2021		2,250	2,252
NGPL PipeCo LLC
6.750% due 09/15/2017		6,526	6,398
Rexnord LLC
4.000% due 08/21/2020		2,488	2,495
Reynolds Group Holdings, Inc.
4.000% due 12/01/2018		2,964	2,979
RPI Financial Trust
3.250% due 05/09/2018		2,441	2,453
SBA Senior Finance LLC
3.250% due 03/24/2021		4,000	3,992
Station Casinos LLC
4.250% due 03/02/2020		2,178	2,187
W.R. Grace & Co.
1.000% due 02/03/2021		821	822
3.000% due 02/03/2021		2,300	2,300
Ziggo NV
1.000% due 01/15/2022		980	972
3.250% due 01/15/2022		1,520	1,508

Total Bank Loan Obligations (Cost $141,593)			143,853

CORPORATE BONDS & NOTES 64.5%

BANKING & FINANCE 21.1%
Abbey National Treasury Services PLC
3.875% due 11/10/2014		800	816
Allstate Corp.
6.500% due 05/15/2067		1,400	1,493
American International Group, Inc.
5.850% due 01/16/2018		5,380	6,155
8.175% due 05/15/2068		10,000	13,187
AmSouth Bancorp
6.750% due 11/01/2025		1,500	1,630
Aviation Loan Trust
2.343% due 12/15/2022		2,553	2,399
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		5,000	5,288
5.750% due 01/18/2017		500	544
Banco Continental SAECA
8.875% due 10/15/2017		1,000	1,066

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco de Credito del Peru
5.375% due 09/16/2020		$2,000	$2,128
Banco de Credito e Inversiones
4.000% due 02/11/2023		1,000	976
Banco do Brasil S.A.
3.875% due 10/10/2022		8,700	8,113
4.500% due 01/20/2016	EUR	3,000	4,319
Banco Santander Brasil S.A.
4.625% due 02/13/2017		$27,800	29,399
Banco Votorantim S.A.
5.250% due 02/11/2016		2,800	2,905
Bank of America Corp.
4.875% due 04/01/2044 (a)		9,700	9,783
5.000% due 05/13/2021		1,200	1,325
5.700% due 01/24/2022		10,300	11,838
5.875% due 02/07/2042		300	348
6.875% due 04/25/2018		19,900	23,495
6.875% due 11/15/2018		3,846	4,588
7.750% due 05/14/2038		7,700	10,185
Bank of Montreal
2.550% due 11/06/2022		1,100	1,040
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.750% due 03/10/2024		2,500	2,521
Bank One Capital
8.750% due 09/01/2030		275	368
Bankia S.A.
4.375% due 02/14/2017	EUR	100	147
Barclays Bank PLC
7.625% due 11/21/2022		$3,500	3,868
10.179% due 06/12/2021		6,940	9,340
14.000% due 06/15/2019 (c)	GBP	6,373	14,418
BBVA Banco Continental S.A.
5.000% due 08/26/2022		$7,800	7,927
BBVA Bancomer S.A.
4.500% due 03/10/2016		5,000	5,313
6.500% due 03/10/2021		10,250	11,134
6.750% due 09/30/2022		750	823
Bear Stearns Cos. LLC
7.250% due 02/01/2018		4,725	5,631
Berkshire Hathaway, Inc.
4.500% due 02/11/2043		300	298
BioMed Realty LP
4.250% due 07/15/2022		3,000	2,980
Blackstone CQP HoldCo LP
2.324% due 03/18/2019		10,000	9,944
BM&FBovespa S.A.
5.500% due 07/16/2020		4,000	4,290
BNP Paribas S.A.
7.195% due 06/25/2037 (c)		3,400	3,647
Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018		2,800	3,010
Cantor Fitzgerald LP
7.875% due 10/15/2019		6,030	6,405
CIT Group, Inc.
4.250% due 08/15/2017		1,000	1,050
5.000% due 05/15/2017		6,125	6,577
6.625% due 04/01/2018		9,400	10,563
Citigroup, Inc.
5.950% due 01/30/2023 (c)		6,600	6,460
6.125% due 08/25/2036		800	878
6.675% due 09/13/2043		5,000	5,876
8.125% due 07/15/2039		20,925	30,362
8.500% due 05/22/2019		200	255
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	2,900	4,719
8.375% due 07/26/2016 (c)		$900	984
11.000% due 06/30/2019 (c)		4,925	6,550

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Agricole S.A.
7.875% due 01/23/2024 (c)		$2,500	$2,644
8.125% due 10/26/2019 (c)	GBP	200	375
8.375% due 10/13/2019 (c)		$4,100	4,674
Credit Suisse
5.750% due 09/18/2025	EUR	1,700	2,556
6.500% due 08/08/2023		$27,617	30,378
Credit Suisse Group AG
7.500% due 12/11/2023 (c)		2,900	3,154
Deutsche Annington Finance BV
5.000% due 10/02/2023		1,100	1,144
Doctors Co.
6.500% due 10/15/2023		11,400	11,353
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		939	974
E*TRADE Financial Corp.
6.375% due 11/15/2019		1,600	1,748
Eksportfinans ASA
2.000% due 09/15/2015		500	498
2.375% due 05/25/2016		3,500	3,474
5.500% due 06/26/2017		3,000	3,195
Essex Portfolio LP
3.250% due 05/01/2023		2,100	1,972
Export-Import Bank of Korea
4.000% due 01/11/2017		2,800	3,031
Fidelity National Financial, Inc.
5.500% due 09/01/2022		12,425	13,253
First American Financial Corp.
4.300% due 02/01/2023		900	884
Ford Motor Credit Co. LLC
4.250% due 02/03/2017		6,000	6,448
8.000% due 12/15/2016		10,600	12,423
General Electric Capital Corp.
6.875% due 01/10/2039		11,650	15,394
Goldman Sachs Group, Inc.
4.000% due 03/03/2024		12,000	11,973
5.250% due 07/27/2021		5,500	6,098
5.950% due 01/18/2018		15,200	17,232
6.450% due 05/01/2036		1,000	1,114
6.750% due 10/01/2037		42,400	48,722
7.500% due 02/15/2019		5,500	6,663
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		5,300	6,032
Hanover Insurance Group, Inc.
6.375% due 06/15/2021		3,000	3,422
HBOS PLC
6.000% due 11/01/2033		400	417
Health Care REIT, Inc.
5.125% due 03/15/2043		2,300	2,364
6.500% due 03/15/2041		5,000	6,111
HSBC Capital Funding LP
10.176% due 06/30/2030 (c)		4,000	5,770
HSBC Finance Corp.
6.676% due 01/15/2021		16,000	18,699
HSBC Holdings PLC
4.875% due 01/14/2022		1,800	1,974
5.100% due 04/05/2021		600	672
6.500% due 05/02/2036		3,225	3,809
6.800% due 06/01/2038		12,800	15,779
7.350% due 11/27/2032		1,550	1,976
7.625% due 05/17/2032		1,800	2,337
HSBC USA, Inc.
5.000% due 09/27/2020		7,000	7,647
International Lease Finance Corp.
7.125% due 09/01/2018		9,400	10,974
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		3,100	2,984

118	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 08/06/2022		$8,100	$8,140
5.650% due 03/19/2022		6,900	6,960
6.200% due 12/21/2021		5,100	5,412
Jefferies Finance LLC
7.375% due 04/01/2020		6,100	6,435
JPMorgan Chase & Co.
4.350% due 08/15/2021		19,550	20,991
4.625% due 05/10/2021		7,600	8,299
5.400% due 01/06/2042		200	222
5.625% due 08/16/2043		32,800	35,399
6.125% due 04/30/2024 (c)		13,200	13,048
6.300% due 04/23/2019		400	471
6.750% due 02/01/2024 (c)		2,800	2,961
7.900% due 04/30/2018 (c)		14,300	16,230
JPMorgan Chase Bank N.A.
5.375% due 09/28/2016	GBP	3,000	5,422
KBC Bank NV
8.000% due 01/25/2023		$9,600	10,794
Kilroy Realty LP
3.800% due 01/15/2023		300	293
Korea Development Bank
3.000% due 09/14/2022		5,800	5,690
3.500% due 08/22/2017		2,200	2,334
LBG Capital PLC
6.385% due 05/12/2020	EUR	1,900	2,786
7.625% due 12/09/2019	GBP	2,000	3,477
7.875% due 11/01/2020		$12,000	13,181
15.000% due 12/21/2019	GBP	1,800	4,375
Lloyds Bank PLC
12.000% due 12/16/2024 (c)		$3,750	5,141
Marsh & McLennan Cos., Inc.
4.050% due 10/15/2023		2,500	2,531
Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039		6,000	9,154
MetLife Capital Trust
7.875% due 12/15/2067		11,950	14,161
MetLife, Inc.
10.750% due 08/01/2069		4,000	6,080
Montpelier Re Holdings Ltd.
4.700% due 10/15/2022		600	610
Morgan Stanley
6.625% due 04/01/2018		11,350	13,246
Mutual of Omaha Insurance Co.
6.950% due 10/15/2040		15,000	18,304
Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		2,500	3,721
Nippon Life Insurance Co.
5.000% due 10/18/2042		2,800	2,951
Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040		2,000	2,413
Ohio National Life Insurance Co.
6.875% due 06/15/2042		500	568
Pacific Life Insurance Co.
9.250% due 06/15/2039		46,875	69,096
Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		1,000	1,322
Piper Jaffray Cos.
4.734% due 11/30/2015		5,100	5,155
Prudential Financial, Inc.
5.200% due 03/15/2044		6,000	5,985
5.625% due 05/12/2041		200	227
5.875% due 09/15/2042		4,500	4,719
QBE Capital Funding Ltd.
7.250% due 05/24/2041		14,000	15,001
RCI Banque S.A.
3.500% due 04/03/2018		3,250	3,380

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Regions Financial Corp.
7.375% due 12/10/2037		$3,500	$4,021
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		2,500	2,578
Santander Holdings USA, Inc.
3.450% due 08/27/2018		4,400	4,558
Santander Issuances S.A.U.
4.750% due 05/29/2019	EUR	8,300	11,377
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		$1,410	1,468
5.499% due 07/07/2015		2,025	2,106
5.717% due 06/16/2021		5,250	5,325
6.125% due 02/07/2022		6,625	6,840
Simon Property Group LP
6.750% due 02/01/2040		1,000	1,317
SL Green Realty Corp.
4.500% due 12/01/2022		5,000	4,955
SLM Corp.
4.875% due 06/17/2019		5,800	5,917
5.625% due 08/01/2033		17,600	15,664
8.450% due 06/15/2018		6,500	7,678
Springleaf Finance Corp.
6.900% due 12/15/2017		16,295	17,965
State Bank of India
3.250% due 04/18/2018		6,950	6,904
Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039		4,395	5,787
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	95	177
Trust F/1401
6.950% due 01/30/2044		$5,000	5,025
UBS AG
4.750% due 05/22/2023		3,500	3,563
7.250% due 02/22/2022		4,600	5,059
7.625% due 08/17/2022		18,050	21,207
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	3,450	6,104
Wachovia Bank N.A.
6.600% due 01/15/2038		$11,700	15,448
Wachovia Capital Trust
5.570% due 05/01/2014 (c)		1,180	1,140
Wachovia Corp.
0.576% due 10/28/2015		5,000	5,003
WEA Finance LLC
6.750% due 09/02/2019		2,500	3,010
Wells Fargo & Co.
5.375% due 11/02/2043		12,000	12,689
Weyerhaeuser Co.
6.950% due 10/01/2027		16,922	20,322
7.375% due 03/15/2032		40,814	52,603
7.950% due 03/15/2025		200	248
8.500% due 01/15/2025		11,955	15,706

			1,240,148

INDUSTRIALS 30.7%
21st Century Fox America, Inc.
6.150% due 02/15/2041		5,100	6,020
6.650% due 11/15/2037		4,250	5,208
6.900% due 08/15/2039		2,500	3,153
AbbVie, Inc.
4.400% due 11/06/2042		7,000	6,876
Actavis, Inc.
4.625% due 10/01/2042		6,500	6,236
ADT Corp.
3.500% due 07/15/2022		3,950	3,479
4.125% due 06/15/2023		6,700	6,011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.875% due 07/15/2042	$13,900	$11,484
6.250% due 10/15/2021	2,650	2,726
Aeropuertos Dominicanos Siglo S.A.
9.250% due 11/13/2019	1,800	1,539
Aetna, Inc.
4.750% due 03/15/2044	1,050	1,070
Air Canada Pass-Through Trust
4.125% due 11/15/2026	1,500	1,504
5.375% due 11/15/2022	4,400	4,466
Alberta Energy Co. Ltd.
7.375% due 11/01/2031	2,500	3,081
8.125% due 09/15/2030	2,350	3,063
Alliance Data Systems Corp.
5.250% due 12/01/2017	3,000	3,158
ALROSA Finance S.A.
7.750% due 11/03/2020	6,050	6,443
Altria Group, Inc.
4.250% due 08/09/2042	2,500	2,224
9.950% due 11/10/2038	3,923	6,313
10.200% due 02/06/2039	4,729	7,784
American Airlines Pass-Through Trust
5.250% due 07/31/2022	3,249	3,525
7.000% due 07/31/2019	1,247	1,349
American Airlines, Inc.
7.500% due 03/15/2016 ^	3,780	3,938
American Tower Corp.
5.050% due 09/01/2020	2,300	2,480
Amgen, Inc.
4.950% due 10/01/2041	2,500	2,534
5.150% due 11/15/2041	28,767	29,746
5.375% due 05/15/2043	3,300	3,539
5.650% due 06/15/2042	3,000	3,338
5.750% due 03/15/2040	5,000	5,643
6.400% due 02/01/2039	15,690	19,123
Anadarko Holding Co.
7.150% due 05/15/2028	1,722	2,078
Anadarko Petroleum Corp.
6.450% due 09/15/2036	12,100	14,357
7.000% due 11/15/2027	600	657
AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022	1,800	1,681
5.375% due 04/15/2020	4,000	4,010
Arch Coal, Inc.
7.250% due 10/01/2020	5,000	3,862
7.250% due 06/15/2021	1,488	1,131
Asciano Finance Ltd.
6.000% due 04/07/2023	5,000	5,513
Ashland, Inc.
6.875% due 05/15/2043	31,785	32,182
Aviation Capital Group Corp.
3.875% due 09/27/2016	5,500	5,701
6.750% due 04/06/2021	600	667
7.125% due 10/15/2020	16,900	18,983
Axiall Corp.
4.875% due 05/15/2023	5,190	5,112
Barrick Gold Corp.
5.250% due 04/01/2042	12,200	11,180
5.800% due 11/15/2034	100	95
Barrick International Barbados Corp.
6.350% due 10/15/2036	2,100	2,068
Barrick North America Finance LLC
5.700% due 05/30/2041	2,000	1,943
Barrick PD Australia Finance Pty. Ltd.
5.950% due 10/15/2039	1,500	1,494
Boston Scientific Corp.
6.000% due 01/15/2020	5,000	5,748
7.375% due 01/15/2040	12,100	16,042

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	119

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Burlington Northern Santa Fe LLC
4.375% due 09/01/2042	$22,000	$20,914
Cameron International Corp.
7.000% due 07/15/2038	6,703	8,507
Canadian Oil Sands Ltd.
6.000% due 04/01/2042	13,400	14,842
CC Holdings GS LLC
3.849% due 04/15/2023	9,500	9,260
Cemex Espana Luxembourg
9.875% due 04/30/2019	4,283	4,990
Cemex S.A.B. de C.V.
5.875% due 03/25/2019	5,000	5,194
6.500% due 12/10/2019	3,900	4,158
Cenovus Energy, Inc.
6.750% due 11/15/2039	200	249
CF Industries, Inc.
6.875% due 05/01/2018	9,500	11,086
China Resources Gas Group Ltd.
4.500% due 04/05/2022	3,600	3,591
Cielo S.A.
3.750% due 11/16/2022	12,950	12,092
Cliffs Natural Resources, Inc.
6.250% due 10/01/2040	12,257	10,654
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	5,000	5,098
CNOOC Finance Ltd.
3.875% due 05/02/2022	2,100	2,068
4.250% due 05/09/2043	4,200	3,719
Comcast Corp.
4.250% due 01/15/2033	15,000	14,749
6.450% due 03/15/2037	3,800	4,690
6.550% due 07/01/2039	8,800	11,022
6.950% due 08/15/2037	3,600	4,691
7.050% due 03/15/2033	10,725	13,974
CONSOL Energy, Inc.
8.250% due 04/01/2020	350	382
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	2,790	2,818
4.150% due 10/11/2025	3,463	3,541
4.750% due 07/12/2022	258	279
7.250% due 05/10/2021	1,693	1,981
Continental Resources, Inc.
4.500% due 04/15/2023	10,750	11,155
Corp. Nacional del Cobre de Chile
5.625% due 10/18/2043	1,900	1,961
COX Communications, Inc.
4.500% due 06/30/2043	400	354
4.700% due 12/15/2042	9,800	8,764
8.375% due 03/01/2039	5,500	7,259
Crown Castle International Corp.
5.250% due 01/15/2023	22,900	23,387
CVS Pass-Through Trust
5.773% due 01/10/2033	1,014	1,108
5.789% due 01/10/2026	4,077	4,528
5.880% due 01/10/2028	1,688	1,881
6.943% due 01/10/2030	5,323	6,305
7.507% due 01/10/2032	50,436	62,260
D.R. Horton, Inc.
3.750% due 03/01/2019	6,950	6,985
4.750% due 02/15/2023	8,000	7,990
5.750% due 08/15/2023	6,000	6,360
DCP Midstream Operating LP
5.600% due 04/01/2044	1,400	1,467
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021	3,780	4,422
Denbury Resources, Inc.
4.625% due 07/15/2023	12,375	11,571

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	$16,575	$23,980
Devon Energy Corp.
3.250% due 05/15/2022	3,400	3,355
5.600% due 07/15/2041	2,650	2,946
7.950% due 04/15/2032	2,125	2,917
Devon Financing Corp. LLC
7.875% due 09/30/2031	5,400	7,365
DISH DBS Corp.
4.250% due 04/01/2018	7,000	7,324
Domtar Corp.
6.750% due 02/15/2044	2,000	2,229
Dow Chemical Co.
9.400% due 05/15/2039	7,000	11,094
Eagle Spinco, Inc.
4.625% due 02/15/2021	2,500	2,481
Eaton Corp.
4.150% due 11/02/2042	700	656
Ecopetrol S.A.
5.875% due 09/18/2023	900	986
7.375% due 09/18/2043	16,000	18,300
El Paso LLC
6.950% due 06/01/2028	3,795	3,616
7.250% due 06/01/2018	900	1,029
7.420% due 02/15/2037	2,980	2,904
7.800% due 08/01/2031	11,000	11,750
8.050% due 10/15/2030	3,825	4,095
El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	9,300	12,453
El Paso Pipeline Partners Operating Co. LLC
4.700% due 11/01/2042	3,950	3,540
7.500% due 11/15/2040	5,000	6,245
Empresa de Transporte de Pasajeros Metro S.A.
4.750% due 02/04/2024	2,400	2,499
Encana Corp.
5.150% due 11/15/2041	5,580	5,754
6.625% due 08/15/2037	4,000	4,777
7.200% due 11/01/2031	1,490	1,807
Energy Transfer Partners LP
7.500% due 07/01/2038	13,934	17,246
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	9,000	9,718
ENTEL Chile S.A.
4.875% due 10/30/2024	2,500	2,527
Enterprise Products Operating LLC
4.450% due 02/15/2043	18,697	17,621
4.850% due 03/15/2044	18,179	18,204
5.100% due 02/15/2045	6,000	6,226
6.125% due 10/15/2039	700	819
6.875% due 03/01/2033	500	632
7.034% due 01/15/2068	2,550	2,890
7.550% due 04/15/2038	4,014	5,306
8.375% due 08/01/2066	1,600	1,803
Fidelity National Information Services, Inc.
3.500% due 04/15/2023	2,000	1,905
Freeport-McMoRan Corp.
9.500% due 06/01/2031	2,000	2,610
Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021	3,100	3,313
General Electric Co.
4.500% due 03/11/2044	7,000	7,138
Georgia-Pacific LLC
7.375% due 12/01/2025	300	379
7.750% due 11/15/2029	18,715	24,689
8.875% due 05/15/2031	9,820	14,335
Gerdau Trade, Inc.
5.750% due 01/30/2021	8,800	9,064

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gilead Sciences, Inc.
4.800% due 04/01/2044		$550	$568
GlaxoSmithKline Capital PLC
3.375% due 12/20/2027	GBP	9,000	14,002
Glencore Funding LLC
1.599% due 01/15/2019		$5,300	5,289
GLP Capital LP
5.375% due 11/01/2023		3,500	3,614
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		5,000	4,350
Graphic Packaging International, Inc.
4.750% due 04/15/2021		1,100	1,107
Harvest Operations Corp.
6.875% due 10/01/2017		5,680	6,163
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020		10,000	9,862
HCA, Inc.
3.750% due 03/15/2019		3,000	3,019
4.750% due 05/01/2023		2,500	2,478
5.000% due 03/15/2024		5,050	5,072
8.500% due 04/15/2019		500	523
HD Supply, Inc.
8.125% due 04/15/2019		9,348	10,470
Hess Corp.
6.000% due 01/15/2040		1,500	1,701
7.300% due 08/15/2031		3,060	3,878
Hiland Partners LP
7.250% due 10/01/2020		9,510	10,390
HJ Heinz Finance Co.
7.125% due 08/01/2039		1,773	1,902
Hospira, Inc.
5.200% due 08/12/2020		1,200	1,284
5.600% due 09/15/2040		2,000	2,019
5.800% due 08/12/2023		2,000	2,192
Imperial Tobacco Finance PLC
3.500% due 02/11/2023		2,575	2,475
Intel Corp.
4.000% due 12/15/2032		300	292
4.800% due 10/01/2041		900	934
International Paper Co.
8.700% due 06/15/2038		1,500	2,174
Jaguar Land Rover Automotive PLC
4.125% due 12/15/2018		7,000	7,201
KazMunayGas National Co. JSC
5.750% due 04/30/2043		4,900	4,428
Kerr-McGee Corp.
7.875% due 09/15/2031		3,500	4,555
Kinder Morgan Energy Partners LP
5.500% due 03/01/2044		15,300	15,704
5.800% due 03/15/2035		1,000	1,065
6.500% due 02/01/2037		2,700	3,063
6.950% due 01/15/2038		5,450	6,547
7.300% due 08/15/2033		25	31
7.400% due 03/15/2031		100	122
Kraft Foods Group, Inc.
5.000% due 06/04/2042		17,700	18,606
6.500% due 02/09/2040		2,500	3,121
6.875% due 01/26/2039		2,947	3,807
Lender Processing Services, Inc.
5.750% due 04/15/2023		1,955	2,094
Magellan Midstream Partners LP
6.400% due 05/01/2037		900	1,088
Masco Corp.
7.750% due 08/01/2029		1,035	1,161
McKesson Corp.
4.883% due 03/15/2044		1,850	1,883

120	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Meccanica Holdings USA, Inc.
6.250% due 07/15/2019	$5,500	$5,933
6.250% due 01/15/2040	5,200	4,732
Metalloinvest Finance Ltd.
5.625% due 04/17/2020	13,000	12,285
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019	3,800	3,876
Midstates Petroleum Co., Inc.
10.750% due 10/01/2020	8,150	9,046
Mongolian Mining Corp.
8.875% due 03/29/2017	10,065	6,731
Nakilat, Inc.
6.067% due 12/31/2033	400	422
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (c)	11,000	11,165
NBCUniversal Media LLC
4.450% due 01/15/2043	7,500	7,285
5.950% due 04/01/2041	3,600	4,265
New Gold, Inc.
6.250% due 11/15/2022	12,180	12,424
Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	9,125	7,426
Newmont Mining Corp.
4.875% due 03/15/2042	2,000	1,625
Nexen Energy ULC
7.500% due 07/30/2039	1,180	1,539
Nielsen Finance LLC
4.500% due 10/01/2020	7,400	7,492
5.000% due 04/15/2022 (a)	1,700	1,713
Noble Holding International Ltd.
6.050% due 03/01/2041	6,400	6,928
6.200% due 08/01/2040	1,600	1,764
NVR, Inc.
3.950% due 09/15/2022	2,500	2,488
OJSC Novolipetsk Steel via Steel Funding Ltd.
4.450% due 02/19/2018	1,000	985
ONEOK Partners LP
6.125% due 02/01/2041	3,900	4,393
6.650% due 10/01/2036	19,335	22,795
Owens Corning
4.200% due 12/15/2022	1,400	1,391
Pacific Drilling Ltd.
7.250% due 12/01/2017	400	434
Pearson PLC
4.625% due 06/15/2018	1,000	1,079
Petrobras International Finance Co.
6.875% due 01/20/2040	550	548
Pfizer, Inc.
7.200% due 03/15/2039	300	418
PHH Corp.
6.375% due 08/15/2021	2,000	2,075
9.250% due 03/01/2016	3,500	3,946
Philip Morris International, Inc.
3.875% due 08/21/2042	2,600	2,291
6.375% due 05/16/2038	600	743
Pioneer Natural Resources Co.
6.875% due 05/01/2018	26,535	31,065
7.200% due 01/15/2028	17,016	21,005
7.500% due 01/15/2020	4,800	5,862
Pride International, Inc.
6.875% due 08/15/2020	7,800	9,327
7.875% due 08/15/2040	7,400	10,454
QVC, Inc.
4.375% due 03/15/2023	2,500	2,469
4.850% due 04/01/2024	7,200	7,309
Regency Energy Partners LP
4.500% due 11/01/2023	4,265	3,988

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 09/01/2020		$4,000	$4,180
Reynolds American, Inc.
4.750% due 11/01/2042		700	657
6.150% due 09/15/2043		3,620	4,099
7.250% due 06/15/2037		660	820
Rock Tenn Co.
4.000% due 03/01/2023		3,400	3,425
4.900% due 03/01/2022		2,000	2,142
Rockies Express Pipeline LLC
5.625% due 04/15/2020		4,880	4,807
6.000% due 01/15/2019		4,255	4,308
6.850% due 07/15/2018		800	830
6.875% due 04/15/2040		9,190	8,386
7.500% due 07/15/2038		6,600	6,187
Rogers Communications, Inc.
5.000% due 03/15/2044		3,000	3,032
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017		5,250	5,486
7.487% due 03/25/2031	GBP	1,000	1,733
SABMiller Holdings, Inc.
4.950% due 01/15/2042		$5,600	5,886
Schaeffler Finance BV
4.750% due 05/15/2021		13,850	14,231
Southern Copper Corp.
5.250% due 11/08/2042		1,800	1,550
Southern Natural Gas Co. LLC
7.350% due 02/15/2031		1,400	1,741
Southwestern Energy Co.
4.100% due 03/15/2022		3,420	3,521
Studio City Finance Ltd.
8.500% due 12/01/2020		6,400	7,168
Sunoco Logistics Partners Operations LP
4.950% due 01/15/2043		8,950	8,513
6.100% due 02/15/2042		3,460	3,801
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		3,200	3,136
T-Mobile USA, Inc.
6.625% due 04/01/2023		4,700	5,005
Teck Resources Ltd.
5.400% due 02/01/2043		20,870	19,731
6.000% due 08/15/2040		1,400	1,403
6.125% due 10/01/2035		1,341	1,384
Telefonica Emisiones S.A.U.
6.421% due 06/20/2016		5,000	5,540
7.045% due 06/20/2036		6,400	7,794
Tennessee Gas Pipeline Co. LLC
8.375% due 06/15/2032		1,275	1,707
Tesco PLC
6.150% due 11/15/2037		1,300	1,471
Tesoro Logistics LP
5.875% due 10/01/2020		19,091	20,046
Texas Eastern Transmission LP
7.000% due 07/15/2032		1,000	1,268
Time Warner Cable, Inc.
4.500% due 09/15/2042		9,200	8,478
5.250% due 07/15/2042	GBP	7,000	11,777
5.500% due 09/01/2041		$4,100	4,290
5.875% due 11/15/2040		4,950	5,382
6.550% due 05/01/2037		2,000	2,330
6.750% due 06/15/2039		4,300	5,113
7.300% due 07/01/2038		8,200	10,277
8.250% due 04/01/2019		7,000	8,733
8.750% due 02/14/2019		4,500	5,700
Time Warner, Inc.
4.900% due 06/15/2042		3,700	3,727
6.200% due 03/15/2040		5,275	6,129
6.250% due 03/29/2041		16,000	18,810

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 11/15/2036		$500	$595
7.700% due 05/01/2032		2,190	2,945
Toll Brothers Finance Corp.
5.875% due 02/15/2022		3,500	3,763
6.750% due 11/01/2019		7,940	9,052
Transocean, Inc.
6.500% due 11/15/2020		2,900	3,262
6.800% due 03/15/2038		11,522	12,467
7.500% due 04/15/2031		1,100	1,273
U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		1,500	1,511
4.625% due 12/03/2026		8,969	9,395
5.375% due 05/15/2023		8,850	8,961
6.750% due 12/03/2022		6,375	6,885
7.125% due 04/22/2025		1,888	2,195
8.000% due 04/01/2021		958	1,073
UAL Pass-Through Trust
10.400% due 05/01/2018		6,591	7,498
United Airlines Pass-Through Trust
4.300% due 02/15/2027		3,000	3,092
United Airlines, Inc.
6.750% due 09/15/2015		7,800	7,975
UnitedHealth Group, Inc.
3.950% due 10/15/2042		5,250	4,772
4.250% due 03/15/2043		5,750	5,500
4.625% due 11/15/2041		10,000	10,083
Unitymedia Hessen GmbH & Co. KG
5.500% due 01/15/2023		850	871
Unitymedia KabelBW GmbH
9.625% due 12/01/2019	EUR	4,200	6,343
UPCB Finance Ltd.
7.250% due 11/15/2021		$2,250	2,492
USG Corp.
6.300% due 11/15/2016		379	412
7.875% due 03/30/2020		6,200	6,952
9.750% due 01/15/2018		1,325	1,607
Vale S.A.
5.625% due 09/11/2042		5,300	4,984
Verisk Analytics, Inc.
4.125% due 09/12/2022		850	857
Viacom, Inc.
5.250% due 04/01/2044		1,550	1,590
5.850% due 09/01/2043		5,000	5,514
Videotron Ltd.
5.375% due 06/15/2024 (a)		700	705
Virgin Australia Trust
5.000% due 04/23/2025		5,400	5,697
Walter Energy, Inc.
8.500% due 04/15/2021		2,950	1,873
9.875% due 12/15/2020		2,150	1,424
WellPoint, Inc.
4.625% due 05/15/2042		8,000	7,748
Western Gas Partners LP
4.000% due 07/01/2022		4,000	3,972
Williams Cos., Inc.
7.875% due 09/01/2021		458	545
8.750% due 03/15/2032		2,416	2,920
Williams Partners LP
5.400% due 03/04/2044		2,500	2,575
6.300% due 04/15/2040		2,000	2,280
WMG Acquisition Corp.
6.000% due 01/15/2021		630	660
Wynn Las Vegas LLC
4.250% due 05/30/2023		11,700	11,320
Wynn Macau Ltd.
5.250% due 10/15/2021		20,650	21,063

			1,798,775

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	121

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 12.7%
Access Midstream Partners LP
4.875% due 05/15/2023		$2,800	$2,835
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		14,900	17,470
Allegheny Energy Supply Co. LLC
6.750% due 10/15/2039		6,627	6,562
Anadarko Finance Co.
7.500% due 05/01/2031		5,500	7,021
Appalachian Power Co.
6.375% due 04/01/2036		7,850	9,541
6.700% due 08/15/2037		2,300	2,902
7.000% due 04/01/2038		500	657
AT&T, Inc.
4.300% due 12/15/2042		11,713	10,419
4.350% due 06/15/2045		15,174	13,446
6.500% due 09/01/2037		500	584
6.550% due 02/15/2039		36,783	43,544
BG Energy Capital PLC
6.500% due 11/30/2072		3,400	3,735
British Telecommunications PLC
9.625% due 12/15/2030		1,300	2,015
Bruce Mansfield Unit
6.850% due 06/01/2034		3,759	4,081
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		850	922
Cleco Power LLC
6.000% due 12/01/2040		6,100	7,162
Drill Rigs Holdings, Inc.
6.500% due 10/01/2017		3,950	4,138
Duquesne Light Holdings, Inc.
5.900% due 12/01/2021		2,700	3,074
Electricite de France
4.875% due 01/22/2044		4,850	4,853
5.625% due 01/22/2024 (c)		3,100	3,126
EnBW Energie Baden-Wuerttemberg AG
7.375% due 04/02/2072	EUR	1,500	2,324
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017		$22,200	22,838
Exelon Generation Co. LLC
5.600% due 06/15/2042		6,058	6,339
FirstEnergy Corp.
7.375% due 11/15/2031		8,155	9,392
FirstEnergy Solutions Corp.
6.050% due 08/15/2021		7,500	8,203
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		2,000	1,785
6.000% due 11/27/2023		3,125	3,074
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		8,300	8,590
9.250% due 04/23/2019		9,400	11,139
Jersey Central Power & Light Co.
6.150% due 06/01/2037		250	279
Koninklijke KPN NV
8.375% due 10/01/2030		4,100	5,540
MarkWest Energy Partners LP
4.500% due 07/15/2023		35,175	34,032
5.500% due 02/15/2023		1,600	1,652
Millicom International Cellular S.A.
6.625% due 10/15/2021		2,650	2,816
Narragansett Electric Co.
4.170% due 12/10/2042		5,300	4,954
NGPL PipeCo LLC
7.119% due 12/15/2017		9,040	8,927
7.768% due 12/15/2037		11,085	10,392
Niagara Mohawk Power Corp.
4.119% due 11/28/2042		5,600	5,164

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016		$800	$828
6.604% due 02/03/2021		10,600	11,117
Ohio Edison Co.
6.875% due 07/15/2036		1,900	2,387
8.250% due 10/15/2038		2,950	4,430
Orange S.A.
5.500% due 02/06/2044		2,925	3,075
9.000% due 03/01/2031		600	870
Pacific Gas & Electric Co.
5.400% due 01/15/2040		1,800	1,978
Petrobras Global Finance BV
5.625% due 05/20/2043		2,200	1,871
6.250% due 03/17/2024		15,600	16,113
Petroleos Mexicanos
6.375% due 01/23/2045		4,000	4,325
Plains All American Pipeline LP
4.300% due 01/31/2043		3,050	2,808
5.150% due 06/01/2042		15,200	15,887
Progress Energy, Inc.
7.750% due 03/01/2031		600	822
PSEG Power LLC
8.625% due 04/15/2031		1,500	2,129
Public Service Co. of Oklahoma
6.625% due 11/15/2037		400	497
Ras Laffan Liquefied Natural Gas Co. Ltd.
6.332% due 09/30/2027		5,950	6,665
6.750% due 09/30/2019		2,500	2,985
Rosneft Finance S.A.
7.250% due 02/02/2020		3,700	4,079
7.875% due 03/13/2018		14,150	15,883
RWE AG
7.000% due 03/20/2019 (c)	GBP	2,200	3,959
Saudi Electricity Global Sukuk Co.
5.060% due 04/08/2043		$13,000	12,382
Severn Trent Utilities Finance PLC
6.125% due 02/26/2024	GBP	9,000	17,727
Southwestern Public Service Co.
6.000% due 10/01/2036		$2,000	2,380
Sprint Communications, Inc.
6.000% due 12/01/2016		1,000	1,099
6.000% due 11/15/2022		900	921
9.125% due 03/01/2017		24,300	28,856
Sprint Corp.
7.125% due 06/15/2024		7,500	7,894
SSE PLC
5.625% due 10/01/2017 (c)	EUR	1,000	1,482
State Grid Overseas Investment Ltd.
4.375% due 05/22/2043		$9,500	9,008
Targa Resources Partners LP
4.250% due 11/15/2023		8,000	7,460
5.250% due 05/01/2023		12,087	12,027
6.875% due 02/01/2021		7,450	8,027
Telecom Italia Capital S.A.
7.200% due 07/18/2036		5,000	5,119
7.721% due 06/04/2038		2,801	3,011
Telecom Italia SpA
4.500% due 09/20/2017	EUR	400	589
7.375% due 12/15/2017	GBP	1,200	2,241
Tokyo Electric Power Co., Inc.
1.360% due 08/12/2015	JPY	10,000	96
1.500% due 05/30/2014		108,000	1,044
1.505% due 07/22/2014		130,000	1,256
1.550% due 10/29/2014		50,000	483
1.565% due 10/29/2014		50,000	483
1.590% due 12/28/2015		10,000	96
1.615% due 05/28/2014		10,000	97

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.850% due 07/28/2014	JPY	68,000	$658
2.060% due 08/31/2016		10,000	96
2.080% due 05/31/2016		20,000	193
4.100% due 05/29/2015		260,000	2,574
5.000% due 07/29/2014		250,000	2,442
5.050% due 11/28/2014		60,000	592
Toledo Edison Co.
6.150% due 05/15/2037		$405	473
Verizon Communications, Inc.
3.850% due 11/01/2042		16,675	14,017
6.000% due 04/01/2041		2,700	3,071
6.400% due 09/15/2033		22,700	27,030
6.550% due 09/15/2043		135,100	165,002
7.350% due 04/01/2039		250	326
VimpelCom Holdings BV
5.950% due 02/13/2023		8,000	7,400
Yellowstone Energy LP
5.750% due 12/31/2026		1,829	1,715

			747,602

Total Corporate Bonds & Notes (Cost $3,657,793)			3,786,525

MUNICIPAL BONDS & NOTES 5.5%

CALIFORNIA 2.5%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049		6,600	8,513
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
7.043% due 04/01/2050		9,100	12,282
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049		2,300	2,667
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039		13,600	18,214
7.350% due 11/01/2039		1,700	2,290
7.500% due 04/01/2034		165	223
7.550% due 04/01/2039		8,195	11,395
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040		8,300	11,689
7.950% due 03/01/2036		9,300	10,954
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035		2,600	3,243
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041		700	852
East Bay Municipal Utility District, California Revenue Bonds, (BABs), Series 2010
5.874% due 06/01/2040		5,200	6,293
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040		500	625
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042		2,300	3,019
6.750% due 08/01/2049		6,400	8,671
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033		5,000	6,181
7.618% due 08/01/2040		4,500	5,793
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
5.716% due 07/01/2039		1,100	1,287
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034		6,200	8,026

122	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	$1,700	$2,057
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	600	681
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
6.538% due 07/01/2039	3,000	3,277
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.200% due 08/01/2039	2,500	2,706
Sacramento Municipal Utility District, California Revenue Bonds, (BABs), Series 2009
6.322% due 05/15/2036	300	340
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	3,500	3,879
6.583% due 05/15/2049	400	503
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	300	355
6.296% due 05/15/2050	200	232
6.548% due 05/15/2048	5,050	6,239
Upland Community Facilities District, California Special Tax Bonds, Series 2012
3.875% due 09/01/2024	1,815	1,713
4.250% due 09/01/2028	2,450	2,270
5.000% due 09/01/2031	325	323
5.000% due 09/01/2034	1,000	985

		147,777

FLORIDA 0.1%
Florida State Department of Transportation Revenue Bonds, (BABs), Series 2009
6.800% due 07/01/2039	4,000	4,426

GEORGIA 0.2%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	10,200	11,346

ILLINOIS 0.1%
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,000	2,202

INDIANA 0.1%
Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	800	944
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (BABs), Series 2010
6.004% due 01/15/2040	2,000	2,304

		3,248

IOWA 0.1%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	3,200	3,563

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	400	561
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,700	2,312

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	$900	$996

		3,869

NEW YORK 0.9%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	400	559
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	3,300	4,009
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.246% due 06/01/2035	4,300	4,759
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	13,200	15,167
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	2,200	2,346
5.882% due 06/15/2044	3,000	3,671
6.011% due 06/15/2042	6,300	7,798
6.124% due 06/15/2042	700	759
6.491% due 06/15/2042	400	443
New York City, New York Water & Sewer System Revenue Bonds, Series 2011
5.000% due 06/15/2044	4,400	4,659
Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	10,300	10,659
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	800	884

		55,713

NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	2,300	2,506

OHIO 0.3%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.053% due 02/15/2043	2,500	2,828
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	600	667
6.270% due 02/15/2050	6,495	7,397
7.834% due 02/15/2041	4,990	6,769
8.084% due 02/15/2050	1,000	1,434

		19,095

PENNSYLVANIA 0.3%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	12,708
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	2,750	3,260
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	1,800	1,823

		17,791

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 0.1%
Tennessee State School Bond Authority General Obligation Bonds, (GTD Insured), Series 2010
4.848% due 09/15/2027	$6,260	$6,773

TEXAS 0.7%
Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (BABs), Series 2009
6.629% due 02/15/2038	8,500	9,455
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
6.249% due 12/01/2034	1,000	1,095
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2010
5.022% due 12/01/2048	5,100	5,524
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	4,000	4,786
Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2041	1,500	1,632
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	7,000	9,236
Texas Transportation Commission Revenue Bonds, Series 2010
5.178% due 04/01/2030	8,400	9,605

		41,333

WASHINGTON 0.0%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,100	1,245

Total Municipal Bonds & Notes (Cost $284,524)		320,887

U.S. TREASURY OBLIGATIONS 28.0%

U.S. Treasury Bonds
2.750% due 08/15/2042 (f)(j)	203,000	173,343
2.750% due 11/15/2042 (f)(h)	181,300	154,473
3.125% due 02/15/2042 (h)	13,600	12,591
3.625% due 08/15/2043 (h)(j)	120,100	121,583
3.750% due 08/15/2041 (f)	205,850	214,502
3.750% due 11/15/2043 (f)	598,515	619,743
4.375% due 02/15/2038 (f)	150,000	172,910
6.250% due 05/15/2030	45,000	62,441
U.S. Treasury Notes
1.000% due 05/31/2018 (h)(j)	53,000	52,050
1.375% due 06/30/2018	57,700	57,447
U.S. Treasury Strips
0.000% due 11/15/2043	12,450	4,117

Total U.S. Treasury Obligations (Cost $1,655,877)		1,645,200

MORTGAGE-BACKED SECURITIES 1.7%
Banc of America Funding Corp.
5.500% due 01/25/2036	870	908
5.750% due 03/25/2036	837	829
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.182% due 09/10/2047	1,720	1,816
Bear Stearns Adjustable Rate Mortgage Trust
2.030% due 11/25/2034	2,999	2,880
Bear Stearns Alt-A Trust
4.977% due 11/25/2034	160	153
Bear Stearns Commercial Mortgage Securities Trust
5.700% due 06/11/2050	6,200	6,967

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	123

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Berica Residential MBS SRL
0.616% due 03/31/2048	EUR	14,037	$18,338
Chase Mortgage Finance Trust
5.048% due 12/25/2037		$861	838
Citigroup Mortgage Loan Trust, Inc.
0.394% due 11/25/2036		2,736	2,428
2.510% due 10/25/2035		1,692	1,676
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		2,590	2,838
Countrywide Alternative Loan Trust
0.484% due 09/25/2035		1,577	1,335
0.534% due 08/25/2036		275	273
Countrywide Home Loan Mortgage Pass-Through Trust
2.518% due 04/20/2035		53	54
5.500% due 03/25/2035		1,296	1,346
Deutsche ALT-A Securities, Inc.
0.294% due 07/25/2047		573	490
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037		1,920	2,014
GS Mortgage Securities Trust
5.560% due 11/10/2039		2,500	2,730
GSMPS Mortgage Loan Trust
0.504% due 03/25/2035		1,938	1,709
GSR Mortgage Loan Trust
2.595% due 04/25/2035		1,577	1,569
Holmes Master Issuer PLC
1.632% due 10/15/2054	EUR	8,197	11,326
HomeBanc Mortgage Trust
0.424% due 10/25/2035		$734	655
Homestar Mortgage Acceptance Corp.
0.604% due 07/25/2034		142	140
Impac CMB Trust
0.794% due 10/25/2033		10	10
IndyMac Mortgage Loan Trust
0.454% due 07/25/2035		869	765
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047		3,545	3,896
JPMorgan Mortgage Trust
1.990% due 11/25/2033		49	49
Merrill Lynch Floating Trust
0.692% due 07/09/2021		800	796
Merrill Lynch Mortgage Investors Trust
1.596% due 10/25/2035		125	123
2.193% due 05/25/2033		28	27
Morgan Stanley Capital Trust
5.692% due 04/15/2049		1,395	1,544
Morgan Stanley Re-REMIC Trust
5.500% due 08/26/2047		987	1,031
Mortgages PLC
0.981% due 10/31/2038	GBP	3,908	6,318
NAAC Reperforming Loan REMIC Trust Certificates
0.604% due 02/25/2035		$2,625	2,217
Nomura Asset Acceptance Corp.
0.724% due 02/25/2035		1,800	1,455
2.895% due 08/25/2035		1,324	1,287
OBP Depositor LLC Trust
4.646% due 07/15/2045		3,000	3,304
Residential Accredit Loans, Inc. Trust
2.998% due 03/25/2035 ^		1,363	1,132
3.252% due 02/25/2035		2,010	1,635
5.750% due 01/25/2034		5,375	5,614
Residential Funding Mortgage Securities, Inc. Trust
3.207% due 02/25/2036 ^		1,198	1,078
Sequoia Mortgage Trust
0.879% due 05/20/2034		2,222	2,190
Structured Adjustable Rate Mortgage Loan Trust
2.502% due 03/25/2034		55	55

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Bank Commercial Mortgage Trust
4.935% due 04/15/2042	$870	$894
WaMu Mortgage Pass-Through Certificates
0.628% due 07/25/2044	980	912
1.745% due 11/25/2041	510	494
Wells Fargo Mortgage-Backed Securities Trust
2.483% due 12/25/2033	80	81
2.615% due 01/25/2035	2,227	2,209

Total Mortgage-Backed Securities (Cost $94,647)		102,428

ASSET-BACKED SECURITIES 2.0%
Access Group, Inc.
1.539% due 10/27/2025	619	625
ACE Securities Corp. Home Equity Loan Trust
0.949% due 01/25/2035	1,738	1,666
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	33,651	33,922
Ameriquest Mortgage Securities Trust
0.544% due 03/25/2036	1,280	1,065
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.604% due 07/25/2035	2,200	1,936
0.624% due 10/25/2035	1,000	931
0.634% due 04/25/2035	1,000	954
1.024% due 07/25/2034	827	736
1.204% due 11/25/2034	2,264	2,140
Asset-Backed Securities Corp. Home Equity Loan Trust
0.794% due 07/25/2035	2,000	1,816
Bayview Financial Acquisition Trust
6.101% due 05/28/2037	144	145
Bear Stearns Asset-Backed Securities Trust
0.474% due 01/25/2047	1,100	976
0.574% due 12/25/2035	2,000	1,542
0.894% due 01/25/2034	12	12
Countrywide Asset-Backed Certificates
0.504% due 04/25/2036	5,845	5,748
0.754% due 08/25/2035	1,371	1,305
0.874% due 07/25/2034	2,000	1,807
0.904% due 03/25/2034	1,569	1,501
First Franklin Mortgage Loan Trust
0.414% due 11/25/2036	1,483	1,445
0.634% due 05/25/2035	1,000	913
0.644% due 09/25/2035	4,300	3,910
First NLC Trust
0.859% due 12/25/2035	2,089	1,975
GSAMP Trust
1.024% due 11/25/2034	1,196	1,108
Home Equity Asset Trust
1.204% due 07/25/2035	2,200	2,028
IXIS Real Estate Capital Trust
0.934% due 06/25/2035	1,574	1,536
Lehman XS Trust
0.554% due 10/25/2035	898	875
Merrill Lynch Mortgage Investors Trust
0.374% due 08/25/2036	1,000	914
Morgan Stanley ABS Capital, Inc. Trust
0.464% due 12/25/2035	3,167	2,609
0.474% due 11/25/2035	2,524	2,454
Morgan Stanley Home Equity Loan Trust
0.624% due 08/25/2035	1,045	963
New Century Home Equity Loan Trust
0.664% due 07/25/2035	2,200	1,843
Option One Mortgage Loan Trust Asset-Backed Certificates
0.734% due 02/25/2032	1,085	1,012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.654% due 07/25/2035		$3,000	$2,853
0.684% due 07/25/2035		2,200	1,785
RAAC Series
0.494% due 08/25/2036		800	684
0.534% due 10/25/2046		220	189
0.634% due 03/25/2037		3,600	3,346
Residential Asset Mortgage Products Trust
0.404% due 08/25/2046		1,800	1,487
Residential Asset Securities Corp. Trust
0.554% due 12/25/2035		1,300	1,171
0.594% due 11/25/2035		200	172
0.614% due 10/25/2035		354	300
Rise Ltd.
4.750% due 02/15/2039 (d)		8,100	8,244
Salomon Mortgage Loan Trust
1.054% due 11/25/2033		41	39
Saxon Asset Securities Trust
0.949% due 03/25/2035		2,115	1,916
SLM Student Loan Trust
1.739% due 04/25/2023		11,556	11,934
Springleaf Funding Trust
3.920% due 01/16/2023		2,500	2,567

Total Asset-Backed Securities (Cost $115,629)			119,099

SOVEREIGN ISSUES 5.3%
Australia Government Bond
5.500% due 04/21/2023	AUD	21,351	22,067
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$5,000	5,106
Brazil Government International Bond
5.625% due 01/07/2041		7,000	7,126
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	96,252	37,660
10.000% due 01/01/2023		144	55
10.000% due 01/01/2025		215,800	80,287
Indonesia Government International Bond
6.750% due 01/15/2044		$1,500	1,644
Italy Buoni Poliennali Del Tesoro
3.500% due 06/01/2018	EUR	18,486	27,328
Junta de Castilla y Leon
6.270% due 02/19/2018		3,200	5,122
6.505% due 03/01/2019		3,500	5,800
Qatar Government International Bond
6.400% due 01/20/2040		$3,000	3,578
Russia Government International Bond
5.625% due 04/04/2042		3,000	2,932
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	13,900	20,828
Spain Government International Bond
2.100% due 04/30/2017		7,800	11,039
2.750% due 04/30/2019		56,800	81,656

Total Sovereign Issues (Cost $299,656)			312,228

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

UTILITIES 0.0%
PPL Corp.
8.750% due 05/01/2014		26,550	1,453

Total Convertible Preferred Securities (Cost $1,328)			1,453

124	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.9%

BANKING & FINANCE 0.8%
AgriBank FCB
6.875% due 01/01/2024 (c)	40,000	$4,126
Ally Financial, Inc.
7.000% due 04/30/2014 (c)	17,938	17,807
8.500% due 05/15/2016 (c)	109,129	2,984
GMAC Capital Trust
8.125% due 02/15/2040	423,075	11,550
Reinsurance Group of America, Inc.
6.200% due 09/15/2042	110,000	2,914
State Street Corp.
5.900% due 03/15/2024 (c)	220,000	5,696

		45,077

UTILITIES 0.1%
DTE Energy Co.
5.250% due 12/01/2062	2,950	65
Entergy Arkansas, Inc.
4.750% due 06/01/2063	39,925	821
SCE Trust
5.625% due 06/15/2017 (c)	18,000	410
5.750% due 03/15/2024 (c)	207,000	5,299

		6,595

Total Preferred Securities (Cost $50,250)		51,672

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (e) 0.4%
			$21,319

MEXICO TREASURY BILLS 0.1%
3.508% due 06/26/2014	MXN	63,000	4,787

U.S. TREASURY BILLS 0.0%
0.071% due 04/17/2014 - 03/05/2015 (b)(j)		$1,140	1,140

Total Short-Term Instruments (Cost $27,267)			27,246

Total Investments in Securities (Cost $6,328,564)			6,510,591

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.3%

SHORT-TERM INSTRUMENTS 2.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.3%
PIMCO Short-Term Floating NAV Portfolio	10,314,093	$103,192
PIMCO Short-Term Floating NAV Portfolio III	2,974,262	29,716

Total Short-Term Instruments (Cost $132,900)		132,908

Total Investments in Affiliates (Cost $132,900)		132,908

Total Investments 113.2% (Cost $6,461,464)		$6,643,499

Financial Derivative Instruments (g)(i) 0.4% (Cost or Premiums, net $(6,001))		21,204

Other Assets and Liabilities, net (13.6%)		(797,136)

Net Assets 100.0%		$5,867,567

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity, date shown represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	02/15/2039	02/11/2014	$8,161	$8,244	0.14%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	03/31/2014	04/01/2014	$16,000	U.S. Treasury Bonds 4.500% due 08/15/2039	$(16,391)	$16,000	$16,000
SSB	0.000%	03/31/2014	04/01/2014	5,319	Fannie Mae 2.260% due 10/17/2022	(5,426)	5,319	5,319

Total Repurchase Agreements						$(21,817)	$21,319	$21,319

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.100%	03/28/2014	04/04/2014	$(75,171)	$(75,172)
DEU	0.060%	04/01/2014	04/08/2014	(632)	(632)
IND	0.110%	03/17/2014	04/17/2014	(67,729)	(67,732)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	125

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
JPS	0.110%	03/27/2014	04/03/2014	$(110,297)	$(110,298)
RDR	0.140%	03/12/2014	04/16/2014	(13,631)	(13,632)
SGY	0.070%	03/18/2014	04/01/2014	(1,193)	(1,193)

Total Reverse Repurchase Agreements					$(268,659)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPG	0.100%	03/26/2014	04/09/2014	$(57,535)	$(57,582)
FOB	0.100%	03/14/2014	04/14/2014	(114,182)	(114,336)
GSC	0.090%	03/13/2014	04/14/2014	(128,598)	(128,773)
	0.130%	03/06/2014	04/08/2014	(106,673)	(106,758)
	0.140%	03/11/2014	04/11/2014	(60,635)	(60,705)
TDM	0.140%	03/31/2014	04/08/2014	(12,551)	(12,560)

Total Sale-Buyback Transactions					$(480,714)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $683,529 at a weighted average interest rate of 0.089%.
(3)	Payable for sale-buyback transactions includes $495 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(f)	Securities with an aggregate market value of $748,817 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$16,000	$(75,172)	$0	$0	$(59,172)	$57,547	$(1,625)
DEU	0	(632)	0	0	(632)	621	(11)
IND	0	(67,732)	0	0	(67,732)	66,513	(1,219)
JPS	0	(110,298)	0	0	(110,298)	108,443	(1,855)
RDR	0	(13,632)	0	0	(13,632)	13,350	(282)
SGY	0	(1,193)	0	0	(1,193)	1,191	(2)
SSB	5,319	0	0	0	5,319	(5,426)	(107)

Master Securities Forward Transaction Agreement
BPG	0	0	(57,582)	0	(57,582)	56,526	(1,056)
FOB	0	0	(114,336)	0	(114,336)	112,292	(2,044)
GSC	0	0	(296,236)	0	(296,236)	292,565	(3,671)
TDM	0	0	(12,560)	0	(12,560)	12,322	(238)

Total Borrowings and Other Financing Transactions	$21,319	$(268,659)	$(480,714)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 30-Year Bond June Futures	$121.000	05/23/2014	650	$11	$10

Total Purchased Options				$11	$10

126	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.000	05/23/2014	987	$(371)	$(374)
Call - CBOT U.S. Treasury 10-Year Note June Futures	125.500	05/23/2014	300	(82)	(68)
Call - CBOT U.S. Treasury 10-Year Note June Futures	126.000	05/23/2014	687	(267)	(112)

				$(720)	$(554)

Total Written Options				$(720)	$(554)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
5-Year Deliverable Interest Rate Swap June Futures	Long	06/2014	200	$(81)	$0	$0
Euro-Bund 10-Year Bond June Futures	Long	06/2014	33	18	0	(21)
U.S. Treasury 30-Year Bond June Futures	Long	06/2014	727	800	0	(227)

Total Futures Contracts				$737	$0	$(248)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-21 5-Year Index	1.000%	12/20/2018	$ 1,190,200	$21,701	$7,726	$854	$0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	981,800	15,376	837	575	(27)
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR 692,200	11,814	2,557	1,778	0
iTraxx Europe Crossover 20 5-Year Index	5.000%	12/20/2018	7,950	1,303	145	67	0

				$50,194	$11,265	$3,274	$(27)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	0.800%	07/15/2014	$	72,100	$(198)	$57	$0	$(2)
Pay	3-Month USD-LIBOR	1.500%	09/16/2016		14,000	23	48	5	0
Pay	3-Month USD-LIBOR	1.500%	12/16/2016		15,300	(18)	(43)	4	0
Pay	3-Month USD-LIBOR	2.500%	12/18/2020		92,600	1,801	160	0	(42)
Receive	3-Month USD-LIBOR	1.960%	04/24/2023		186,700	10,414	10,891	187	0
Receive	3-Month USD-LIBOR	1.920%	05/01/2023		79,500	4,773	4,988	80	0
Pay	3-Month USD-LIBOR	2.900%	04/24/2043		122,000	(13,576)	(14,376)	0	(547)
Pay	3-Month USD-LIBOR	2.860%	05/01/2043		2,200	(263)	(279)	0	(10)
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	17,800	145	258	15	0
Receive	6-Month EUR-EURIBOR	0.400%	03/14/2015	EUR	124,900	(168)	70	18	0
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024		59,600	(636)	(904)	205	0
Receive	6-Month GBP-LIBOR	3.000%	09/17/2024	GBP	5,900	(30)	(54)	35	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	7,520,000	(1,570)	(1,898)	79	0
Receive	6-Month JPY-LIBOR	1.750%	03/21/2043		154,000	26	(63)	9	0

						$723	$(1,145)	$637	$(601)

Total Swap Agreements						$50,917	$10,120	$3,911	$(628)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	127

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(h)	Securities with an aggregate market value of $46,007 and cash of $17,525 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$10	$0	$3,987	$3,997	$(554)	$(248)	$(628)	$(1,430)

(4)	Unsettled variation margin asset of $76 for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		AUD	28,427	$		25,585	$0	$(778)
	04/2014		GBP	921			1,531	0	(5)
	05/2014		BRL	43,394			18,930	0	(31)

BPS	05/2014	$		36,516		MXN	489,465	854	0

BRC	04/2014		EUR	181,730	$		250,150	0	(210)
	04/2014		GBP	79,038			131,274	0	(494)
	04/2014	$		7,210		GBP	4,333	16	(2)
	05/2014		JPY	472,700	$		4,657	76	0
	05/2014	$		2,058		EUR	1,494	0	0
	07/2014		BRL	84,793	$		34,922	0	(1,563)

CBK	04/2014		AUD	509			459	0	(13)
	04/2014		BRL	614			271	1	0
	04/2014		EUR	5,698			7,840	0	(10)
	04/2014	$		261		BRL	614	10	0
	04/2014			8,219		EUR	5,976	14	0
	04/2014			2,481		GBP	1,494	10	0
	05/2014		JPY	5,940,222	$		58,251	687	0
	05/2014		NOK	825			134	0	(3)

DUB	04/2014		BRL	14,611			6,457	17	0
	04/2014	$		6,125		BRL	14,611	314	0
	04/2014			1,338		EUR	970	0	(1)

FBF	04/2014		BRL	6,021	$		2,660	7	0
	04/2014	$		2,552		BRL	6,021	101	0
	04/2014			111,888		GBP	67,729	1,026	0
	05/2014		GBP	67,729	$		111,864	0	(1,025)
	06/2014		RUB	160,289			4,310	0	(171)

HUS	04/2014		EUR	1,903			2,598	0	(24)
	04/2014		GBP	4,633			7,702	0	(21)
	04/2014	$		19,652		EUR	14,307	58	0
	07/2014		BRL	62,322	$		26,219	0	(597)

JPM	04/2014	$		26,691		AUD	28,936	144	0
	04/2014			18,374		GBP	11,036	25	0
	05/2014		AUD	28,936	$		26,636	0	(144)
	06/2014	$		1,655		RUB	61,549	66	0
	07/2014		BRL	116,700	$		48,592	0	(1,621)
	04/2016		CNY	4,214			622	0	(49)
	04/2016	$		710		CNY	4,214	0	(39)

MSC	04/2014			83		RUB	2,803	0	(4)
	04/2014		ZAR	28,582	$		2,633	0	(77)
	06/2014		MXN	61,917			4,709	0	(3)
	06/2014	$		2,655		RUB	98,739	105	0

RYL	04/2014			231,561		EUR	168,078	0	(8)
	05/2014		EUR	168,078	$		231,549	12	0

UAG	04/2014		BRL	43,989			18,529	0	(858)
	04/2014	$		18,726		BRL	43,989	686	(24)
	05/2014			9,518			22,751	422	0

Total Forward Foreign Currency Contracts								$4,651	$(7,775)

128	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.850%	03/04/2015	$	37,500	$2,254	$1,378
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016		15,800	677	246

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		26,600	2,108	2,667

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.850%	03/04/2015		50,000	2,300	1,837

								$7,339	$6,128

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC CDX.IG-21 5-Year Index	Buy	1.800%	06/19/2014	$	200,000	$20	$7

Total Purchased Options							$7,359	$6,135

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016	$	60,400	$(740)	$(335)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	05/19/2014		51,950	(220)	(114)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.200%	05/19/2014		51,950	(267)	(82)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.378%	03/04/2015		78,750	(2,225)	(1,659)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		111,600	(2,098)	(3,169)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	05/19/2014		77,550	(330)	(170)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.200%	05/19/2014		77,550	(407)	(122)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.394%	03/04/2015		106,000	(2,300)	(2,175)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	05/19/2014		54,700	(257)	(120)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.200%	05/19/2014		54,700	(219)	(86)

								$(9,063)	$(8,032)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-21 5-Year Index	Sell	0.800%	04/16/2014	$	83,700	$(239)	$(5)
	Put - OTC CDX.IG-21 5-Year Index	Sell	1.000%	06/18/2014		53,500	(107)	(21)

BPS	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	04/16/2014	EUR	107,400	(231)	(1)

CBK	Put - OTC CDX.IG-21 5-Year Index	Sell	0.800%	06/18/2014	$	77,800	(140)	(70)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	94,400	(209)	(118)

JPM	Put - OTC CDX.IG-21 5-Year Index	Sell	0.800%	06/18/2014	$	77,800	(144)	(70)

							$(1,070)	$(285)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC USD versus RUB	RUB	39.050	06/11/2014	$	22,000	$(205)	$(71)

FBF	Call - OTC USD versus RUB		39.100	06/11/2014		12,450	(115)	(39)

UAG	Call - OTC USD versus BRL	BRL	2.551	06/12/2014		34,980	(364)	(83)
	Call - OTC USD versus BRL		2.515	06/13/2014		13,060	(129)	(43)

							$(813)	$(236)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$10,900	$(94)	$(10)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	129

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$7,000	$(90)	$(6)

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	3,000	(29)	(3)

						$(213)	$(19)

Total Written Options						$(11,159)	$(8,572)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at 03/31/2013	100	$1,135,900	EUR	451,300	GBP	0	$(7,045)
Sales	4,042	5,093,440		422,900		13,700	(24,152)
Closing Buys	0	(1,322,000)		0		0	3,035
Expirations	(1,293)	(2,924,700)		(547,500)		(13,700)	13,548
Exercised	(875)	(861,300)		(124,900)		0	2,735

Balance at 03/31/2014	1,974	$1,121,340	EUR	201,800	GBP	0	$(11,879)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.193%	$ 2,000	$14	$7	$21	$0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%	4,900	(41)	76	35	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%	3,350	(44)	50	6	0
	Caterpillar, Inc.	1.000%	03/20/2016	0.125%	3,200	44	12	56	0
	Colombia Government International Bond	1.000%	03/20/2016	0.484%	1,200	6	6	12	0
	Ford Motor Co.	5.000%	09/20/2017	0.691%	18,175	1,443	1,269	2,712	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%	2,500	(61)	83	22	0
	KB Home	5.000%	09/20/2018	2.529%	4,800	264	240	504	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%	8,800	(31)	103	72	0
	Potash Corp. of Saskatchewan, Inc.	1.000%	12/20/2015	0.138%	1,500	(7)	30	23	0
	Russia Government International Bond	1.000%	03/20/2016	1.510%	1,600	(32)	16	0	(16)
	Russia Government International Bond	1.000%	09/20/2018	2.014%	1,100	(50)	4	0	(46)
	Sony Corp.	1.000%	03/20/2018	1.207%	JPY 30,000	(44)	41	0	(3)
	Telefonica Emisiones S.A.U.	1.000%	06/20/2018	1.055%	EUR 3,500	(291)	281	0	(10)
	Toyota Motor Corp.	1.000%	03/20/2015	0.059%	$ 3,300	8	23	31	0

BPS	Anheuser-Busch InBev Worldwide, Inc.	1.000%	09/20/2017	0.329%	EUR 1,800	7	52	59	0
	Anheuser-Busch InBev Worldwide, Inc.	1.000%	12/20/2018	0.460%	700	28	(3)	25	0
	Barrick Gold Corp.	1.000%	06/20/2018	1.248%	$ 6,450	(233)	170	0	(63)
	Brazil Government International Bond	1.000%	09/20/2017	1.193%	1,100	(28)	21	0	(7)
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2018	1.108%	5,900	(164)	140	0	(24)
	Lafarge S.A.	1.000%	12/20/2018	1.818%	EUR 3,200	(302)	141	0	(161)
	Masco Corp.	5.000%	09/20/2017	0.631%	$ 2,500	233	146	379	0
	Petrobras International Finance Co.	1.000%	06/20/2015	0.910%	800	(5)	6	1	0
	Petrobras International Finance Co.	1.000%	06/20/2018	2.137%	10,400	(523)	53	0	(470)
	Spain Government International Bond	1.000%	12/20/2018	0.966%	5,900	(206)	217	11	0
	Virgin Media Finance PLC	5.000%	03/20/2019	2.539%	EUR 2,500	274	124	398	0

BRC	Berkshire Hathaway, Inc.	1.000%	12/20/2017	0.391%	$ 55,900	(866)	2,139	1,273	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2018	0.513%	5,000	78	36	114	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.086%	5,000	(146)	111	0	(35)
	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.193%	EUR 600	(90)	99	9	0
	China Government International Bond	1.000%	12/20/2018	0.821%	$ 9,100	111	(34)	77	0
	China Government International Bond	1.000%	03/20/2019	0.868%	6,200	23	19	42	0
	Dell, Inc.	1.000%	12/20/2017	2.449%	2,875	(222)	75	0	(147)
	Emirate of Abu Dhabi Government International Bond	1.000%	09/20/2015	0.080%	1,400	(7)	26	19	0
	Finmeccanica Finance S.A.	5.000%	12/20/2018	2.017%	EUR 15,000	2,156	640	2,796	0
	H.J. Heinz Co.	1.000%	12/20/2018	1.148%	$ 13,500	(446)	360	0	(86)
	Italy Government International Bond	1.000%	12/20/2018	1.248%	5,600	(367)	307	0	(60)
	KB Home	5.000%	09/20/2018	2.529%	2,750	147	142	289	0
	Mexico Government International Bond	1.000%	03/20/2018	0.631%	20,250	86	213	299	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%	15,100	(77)	201	124	0
	Petrobras International Finance Co.	1.000%	06/20/2018	2.137%	14,000	(635)	2	0	(633)

130	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Prudential Financial, Inc.	1.000%	12/20/2017	0.422%	$ 2,100	$(61)	$107	$46	$0
	Rio Tinto Finance USA Ltd.	1.000%	09/20/2015	0.301%	3,800	(7)	48	41	0
	Russia Government International Bond	1.000%	03/20/2016	1.510%	6,350	(80)	19	0	(61)
	Shell International Finance BV	1.000%	09/20/2015	0.120%	12,200	141	23	164	0
	SoftBank Corp.	1.000%	12/20/2017	1.429%	JPY 20,000	(22)	19	0	(3)
	Sony Corp.	1.000%	03/20/2018	1.207%	30,000	(46)	44	0	(2)
	Statoil ASA	1.000%	06/20/2016	0.136%	$ 3,200	62	0	62	0
	Toyota Motor Corp.	1.000%	03/20/2015	0.059%	1,200	6	6	12	0
	Unitymedia KabelBW GmbH	5.000%	12/20/2020	3.083%	EUR 1,900	127	173	300	0
	UPC Holding BV	5.000%	09/20/2017	1.734%	5,000	(318)	1,089	771	0
	UPC Holding BV	5.000%	03/20/2021	3.335%	5,350	280	467	747	0
	UPC Holding BV	5.000%	09/20/2022	3.544%	1,600	91	131	222	0
	Verizon Communications, Inc.	1.000%	06/20/2019	0.624%	$ 2,000	38	1	39	0
	Virgin Media Finance PLC	5.000%	03/20/2019	2.539%	EUR 5,000	432	363	795	0
	Virgin Media Finance PLC	5.000%	03/20/2021	3.338%	4,250	236	357	593	0

CBK	Brazil Government International Bond	1.000%	03/20/2016	0.676%	$ 8,300	(57)	113	56	0
	E.ON International Finance BV	1.000%	03/20/2017	0.486%	4,200	18	47	65	0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2015	0.095%	500	(3)	11	8	0
	Forest Oil Corp.	5.000%	06/20/2015	6.001%	5,000	135	(185)	0	(50)
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%	1,000	(22)	30	8	0
	Italy Government International Bond	1.000%	12/20/2018	1.248%	18,400	(1,312)	1,114	0	(198)
	KB Home	5.000%	09/20/2018	2.529%	2,000	98	112	210	0
	Mexico Government International Bond	1.000%	03/20/2018	0.631%	4,450	20	45	65	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%	14,950	92	30	122	0
	Russia Government International Bond	1.000%	09/20/2018	2.014%	1,300	(57)	1	0	(56)
	Russia Government International Bond	1.000%	03/20/2019	2.107%	8,200	(320)	(95)	0	(415)
	Spain Government International Bond	1.000%	12/20/2018	0.966%	33,600	(1,376)	1,439	63	0
	Total Capital S.A.	1.000%	09/20/2015	0.113%	700	10	(1)	9	0
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.242%	2,000	(5)	39	34	0

DUB	Bank of America Corp.	1.000%	12/20/2018	0.579%	5,000	23	75	98	0
	BHP Billiton Finance USA Ltd.	1.000%	09/20/2015	0.174%	5,200	(26)	91	65	0
	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.251%	100	0	1	1	0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%	3,200	(20)	42	22	0
	Brazil Government International Bond	1.000%	06/20/2017	1.104%	200	(2)	1	0	(1)
	Brazil Government International Bond	1.000%	06/20/2018	1.391%	15,000	(208)	(26)	0	(234)
	Brazil Government International Bond	1.000%	12/20/2018	1.558%	2,000	(96)	46	0	(50)
	China Government International Bond	1.000%	03/20/2019	0.868%	11,600	36	41	77	0
	Comcast Corp.	1.000%	12/20/2015	0.096%	1,500	(1)	26	25	0
	Community Health Systems, Inc.	5.000%	03/20/2019	3.002%	1,200	110	1	111	0
	Danone	1.000%	03/20/2016	0.173%	1,800	29	1	30	0
	DISH DBS Corp.	5.000%	09/20/2017	0.981%	1,000	84	55	139	0
	Emirate of Abu Dhabi Government International Bond	1.000%	09/20/2015	0.080%	2,200	(13)	44	31	0
	General Motors Co.	5.000%	03/20/2019	1.389%	15,300	2,533	89	2,622	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	22,400	(367)	76	0	(291)
	MetLife, Inc.	1.000%	12/20/2018	0.589%	21,100	98	307	405	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%	19,150	145	12	157	0
	Noble Corp.	1.000%	12/20/2018	1.058%	5,000	(91)	80	0	(11)
	Pacific Gas & Electric Co.	1.000%	06/20/2021	0.877%	2,000	(88)	105	17	0
	Petrobras International Finance Co.	1.000%	06/20/2015	0.910%	19,600	(54)	82	28	0
	Potash Corp. of Saskatchewan, Inc.	1.000%	12/20/2015	0.138%	5,000	(4)	80	76	0
	Prudential Financial, Inc.	1.000%	12/20/2018	0.556%	14,000	0	290	290	0
	Russia Government International Bond	1.000%	03/20/2016	1.510%	1,100	(5)	(5)	0	(10)
	Shell International Finance BV	1.000%	09/20/2015	0.120%	5,200	60	10	70	0
	Sony Corp.	1.000%	03/20/2018	1.207%	JPY 30,000	(46)	44	0	(2)
	Spain Government International Bond	1.000%	12/20/2018	0.966%	$ 2,000	(72)	75	3	0
	Tenet Healthcare Corp.	5.000%	03/20/2019	3.047%	2,700	228	15	243	0
	UPC Holding BV	5.000%	06/20/2016	0.986%	EUR 3,000	(5)	379	374	0
	Whirlpool Corp.	1.000%	03/20/2018	0.598%	$ 1,000	(13)	29	16	0

FBF	Anadarko Petroleum Corp.	1.000%	03/20/2018	0.622%	4,000	(77)	137	60	0
	Anheuser-Busch InBev Worldwide, Inc.	1.000%	12/20/2018	0.460%	EUR 1,500	60	(7)	53	0
	AT&T, Inc.	1.000%	03/20/2023	1.142%	$ 13,400	(360)	215	0	(145)
	BHP Billiton Finance USA Ltd.	1.000%	09/20/2015	0.174%	700	(4)	13	9	0
	BHP Billiton Finance USA Ltd.	1.000%	12/20/2015	0.205%	100	1	1	2	0
	Brazil Government International Bond	1.000%	06/20/2015	0.383%	10,000	(91)	170	79	0
	Brazil Government International Bond	1.000%	12/20/2018	1.558%	7,500	(356)	170	0	(186)
	Encana Corp.	1.000%	03/20/2017	0.388%	3,000	(115)	170	55	0
	Finmeccanica Finance S.A.	5.000%	03/20/2018	1.649%	EUR 4,500	356	453	809	0
	H.J. Heinz Co.	1.000%	03/20/2018	0.848%	$ 800	(24)	29	5	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	131

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	$ 2,200	$(2)	$24	$22	$0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%	500	2	2	4	0
	MGM Resorts International	5.000%	03/20/2018	1.633%	7,600	59	933	992	0
	Rogers Communications, Inc.	1.000%	06/20/2016	0.146%	1,300	9	16	25	0
	Shell International Finance BV	1.000%	12/20/2015	0.128%	2,900	49	(4)	45	0
	UPC Holding BV	5.000%	03/20/2019	2.540%	EUR 1,900	198	104	302	0
	Whirlpool Corp.	1.000%	09/20/2017	0.489%	$ 5,000	(187)	276	89	0
	Whirlpool Corp.	1.000%	03/20/2019	0.835%	1,600	4	9	13	0

GST	Anheuser-Busch InBev Worldwide, Inc.	1.000%	12/20/2018	0.460%	EUR 600	23	(2)	21	0
	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.251%	$ 200	0	3	3	0
	BP Capital Markets America, Inc.	1.000%	06/20/2016	0.261%	300	3	2	5	0
	Canadian Natural Resources Ltd.	1.000%	12/20/2015	0.124%	2,400	7	30	37	0
	China Government International Bond	1.000%	12/20/2018	0.821%	2,900	37	(12)	25	0
	Community Health Systems, Inc.	5.000%	03/20/2021	3.773%	2,000	144	0	144	0
	D.R. Horton, Inc.	1.000%	12/20/2020	2.248%	10,000	(1,015)	274	0	(741)
	DISH DBS Corp.	5.000%	09/20/2017	0.981%	2,000	180	97	277	0
	El Paso LLC	5.000%	09/20/2014	0.438%	1,100	(85)	111	26	0
	Forest Oil Corp.	5.000%	06/20/2018	9.017%	10,000	(362)	(880)	0	(1,242)
	KB Home	5.000%	09/20/2018	2.529%	1,000	50	55	105	0
	Masco Corp.	5.000%	09/20/2017	0.631%	5,000	470	288	758	0
	Mexico Government International Bond	1.000%	03/20/2018	0.631%	4,700	19	50	69	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	18,950	(23)	215	192	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%	1,400	(3)	15	12	0
	MGM Resorts International	5.000%	03/20/2018	1.633%	19,400	242	2,288	2,530	0
	NRG Energy, Inc.	5.000%	03/20/2019	2.891%	800	(68)	146	78	0
	Petrobras International Finance Co.	1.000%	06/20/2018	2.137%	5,000	(207)	(19)	0	(226)
	Prudential Financial, Inc.	1.000%	12/20/2018	0.556%	7,200	38	111	149	0
	Russia Government International Bond	1.000%	09/20/2017	1.828%	700	(40)	21	0	(19)
	Russia Government International Bond	1.000%	03/20/2019	2.107%	5,100	(199)	(59)	0	(258)
	SoftBank Corp.	1.000%	12/20/2017	1.429%	JPY 40,000	(44)	38	0	(6)
	Sony Corp.	1.000%	03/20/2018	1.207%	10,000	(14)	13	0	(1)
	Spain Government International Bond	1.000%	12/20/2018	0.966%	$ 2,400	(135)	140	5	0
	Time Warner Cable, Inc.	1.000%	12/20/2015	0.204%	6,500	(3)	95	92	0
	Tokyo Electric Power Co., Inc.	1.000%	03/20/2015	1.471%	JPY 20,000	(2)	1	0	(1)
	Tokyo Electric Power Co., Inc.	1.000%	03/20/2016	1.768%	140,000	(33)	13	0	(20)

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.514%	$ 100	(1)	2	1	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%	7,700	(47)	99	52	0
	Canadian Natural Resources Ltd.	1.000%	09/20/2015	0.091%	2,400	(8)	41	33	0
	Colombia Government International Bond	1.000%	03/20/2016	0.484%	1,200	7	6	13	0
	E.ON International Finance BV	1.000%	03/20/2016	0.337%	900	10	2	12	0
	Mexico Government International Bond	1.000%	03/20/2018	0.631%	4,900	26	46	72	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	6,300	(21)	85	64	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%	14,000	58	57	115	0
	Russia Government International Bond	1.000%	09/20/2017	1.828%	500	(28)	14	0	(14)
	Russia Government International Bond	1.000%	09/20/2018	2.014%	1,500	(69)	6	0	(63)
	Time Warner Cable, Inc.	1.000%	12/20/2015	0.204%	4,300	(6)	67	61	0
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.242%	4,600	(28)	108	80	0

JPM	BHP Billiton Finance USA Ltd.	1.000%	09/20/2015	0.174%	2,300	(21)	50	29	0
	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.193%	600	5	32	37	0
	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.251%	4,200	4	60	64	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%	4,600	(44)	78	34	0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%	2,600	(19)	38	19	0
	Brazil Government International Bond	1.000%	06/20/2018	1.391%	2,650	(8)	(34)	0	(42)
	Canadian Natural Resources Ltd.	1.000%	09/20/2015	0.091%	2,400	(8)	41	33	0
	Caterpillar, Inc.	1.000%	03/20/2016	0.125%	1,200	16	5	21	0
	Citigroup, Inc.	1.000%	12/20/2018	0.709%	18,500	117	136	253	0
	Dow Chemical Co.	1.000%	06/20/2017	0.320%	3,000	(72)	139	67	0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2015	0.095%	1,800	6	23	29	0
	Exelon Corp.	1.000%	06/20/2016	0.183%	10,000	(10)	196	186	0
	Forest Oil Corp.	5.000%	06/20/2017	8.963%	4,700	(106)	(372)	0	(478)
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%	2,000	(50)	67	17	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%	3,300	(41)	70	29	0
	Masco Corp.	5.000%	09/20/2020	1.765%	7,000	993	357	1,350	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	2,200	(7)	29	22	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%	6,500	25	28	53	0
	Russia Government International Bond	1.000%	03/20/2016	1.510%	2,150	(13)	(8)	0	(21)

132	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Russia Government International Bond	1.000%	09/20/2017	1.828%	$	8,400	$(424)	$194	$0	$(230)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		300	(12)	(4)	0	(16)
	Shell International Finance BV	1.000%	03/20/2016	0.134%		1,100	21	(2)	19	0
	SoftBank Corp.	1.000%	12/20/2017	1.429%	JPY	30,000	(32)	28	0	(4)
	Sony Corp.	1.000%	12/20/2017	1.116%		160,000	(238)	232	0	(6)
	Sony Corp.	1.000%	03/20/2018	1.207%		120,000	(159)	150	0	(9)
	Total Capital S.A.	1.000%	09/20/2015	0.113%	$	1,800	25	(1)	24	0
	Verizon Communications, Inc.	1.000%	06/20/2019	0.624%		2,700	53	(1)	52	0
	Whirlpool Corp.	1.000%	03/20/2019	0.835%		3,200	6	20	26	0

MYC	Barrick Gold Corp.	1.000%	06/20/2018	1.248%		4,000	(148)	109	0	(39)
	BHP Billiton Finance USA Ltd.	1.000%	09/20/2015	0.174%		4,900	(15)	76	61	0
	Brazil Government International Bond	1.000%	12/20/2018	1.558%		2,700	(142)	75	0	(67)
	Canadian Natural Resources Ltd.	1.000%	12/20/2015	0.124%		1,500	5	18	23	0
	China Government International Bond	1.000%	03/20/2019	0.868%		14,800	36	62	98	0
	Emirate of Abu Dhabi Government International Bond	1.000%	09/20/2015	0.080%		5,000	(17)	87	70	0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2015	0.095%		100	0	2	2	0
	Entergy Corp.	1.000%	03/20/2021	1.284%		2,500	(271)	226	0	(45)
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	09/20/2017	0.830%		2,000	(36)	48	12	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2018	1.108%		4,000	(111)	95	0	(16)
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		2,500	(60)	82	22	0
	Italy Government International Bond	1.000%	03/20/2016	0.652%		54,600	(46)	438	392	0
	Italy Government International Bond	1.000%	12/20/2018	1.248%		4,400	(287)	239	0	(48)
	KB Home	5.000%	09/20/2018	2.529%		7,000	351	384	735	0
	Lafarge S.A.	1.000%	12/20/2018	1.818%	EUR	1,600	(153)	73	0	(80)
	Lafarge S.A.	1.000%	12/20/2020	2.500%		4,000	(693)	198	0	(495)
	Mexico Government International Bond	1.000%	03/20/2018	0.631%	$	12,500	56	129	185	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		22,600	138	46	184	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.074%		1,400	(45)	44	0	(1)
	RZD Capital Ltd.	1.000%	03/20/2016	2.252%		700	(16)	0	0	(16)
	Shell International Finance BV	1.000%	06/20/2016	0.138%		1,200	23	0	23	0
	Spain Government International Bond	1.000%	03/20/2019	1.002%		7,900	(47)	49	2	0
	Total Capital S.A.	1.000%	09/20/2015	0.113%		2,500	37	(3)	34	0
	Total Capital S.A.	1.000%	12/20/2015	0.126%		10,800	183	(15)	168	0

RYL	Comcast Corp.	1.000%	12/20/2015	0.096%		14,500	0	232	232	0

SOG	Statoil ASA	1.000%	06/20/2016	0.136%		3,200	61	2	63	0

UAG	Teck Resources Ltd.	1.000%	03/20/2016	0.451%		8,000	(27)	117	90	0

							$(2,483)	$25,899	$31,096	$(7,680)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BRC	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019	JPY 170,000	$11	$4	$15	$0

GST	MCDX-21 5-Year Index	1.000%	12/20/2018	$ 55,400	(1,059)	636	0	(423)

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	1,980	264	(214)	50	0

					$(784)	$426	$65	$(423)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	133

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.910%	01/02/2017		BRL	167,400	$213	$(5,022)	$0	$(4,809)

BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		MXN	407,000	(134)	974	840	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021			116,000	126	138	264	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023			60,300	44	44	88	0

CBK	Pay	28-Day MXN-TIIE	5.600%	09/06/2016			37,000	43	34	77	0

DUB	Receive	3-Month USD-CPURNSA Index	1.775%	01/29/2016	$		28,900	1	24	25	0

FBF	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		EUR	2,100	11	172	183	0

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021			6,100	66	464	530	0
	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019		AUD	36,700	470	(170)	300	0
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		MXN	49,000	(1)	102	101	0
	Pay	28-Day MXN-TIIE	5.250%	09/06/2019			1,200	(1)	(1)	0	(2)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023			116,100	53	116	169	0

HUS	Pay	28-Day MXN-TIIE	5.600%	09/06/2016			628,200	(186)	1,483	1,297	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021			32,000	29	44	73	0
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021			178,000	374	732	1,106	0
	Pay	28-Day MXN-TIIE	6.750%	08/31/2021			91,000	135	97	232	0
	Pay	28-Day MXN-TIIE	6.750%	09/02/2022			41,800	46	35	81	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023			200,000	187	105	292	0

JPM	Pay	1-Year BRL-CDI	12.850%	01/04/2021		BRL	22,000	9	60	69	0
	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019		AUD	12,100	152	(54)	98	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		MXN	26,000	16	44	60	0
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021			12,900	33	48	81	0

MYC	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		EUR	2,800	(3)	246	243	0
	Pay	28-Day MXN-TIIE	5.250%	09/06/2019		MXN	74,900	(54)	(59)	0	(113)
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021			45,000	36	67	103	0
	Pay	28-Day MXN-TIIE	6.750%	09/02/2022			11,800	16	7	23	0
	Pay	28-Day MXN-TIIE	5.250%	02/22/2023			92,100	(115)	(472)	0	(587)

UAG	Pay	28-Day MXN-TIIE	5.600%	09/06/2016			37,100	16	60	76	0
	Pay	28-Day MXN-TIIE	6.750%	09/02/2022			123,900	193	47	240	0

								$1,775	$(635)	$6,651	$(5,511)

Total Swap Agreements								$(1,492)	$25,690	$37,812	$(13,614)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(j)	Securities with an aggregate market value of $3,177 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$7	$3,494	$3,501	$(814)	$(26)	$(4,884)	$(5,724)	$(2,223)	$2,122	$(101)
BPS	854	0	873	1,727	0	(1)	(725)	(726)	1,001	(680)	321
BRC	92	0	10,041	10,133	(2,269)	0	(1,027)	(3,296)	6,837	(7,430)	(593)
CBK	722	1,624	717	3,063	(26)	(2,394)	(719)	(3,139)	(76)	777	701
DUB	331	2,667	4,925	7,923	(1)	(3,535)	(599)	(4,135)	3,788	(3,520)	268
FBF	1,134	0	2,747	3,881	(1,196)	(39)	(331)	(1,566)	2,315	(2,290)	25
GLM	0	0	1,100	1,100	0	0	(2)	(2)	1,098	(1,110)	(12)
GST	0	0	4,528	4,528	0	0	(2,937)	(2,937)	1,591	(1,120)	471
HUS	58	0	3,584	3,642	(642)	0	(77)	(719)	2,923	(2,920)	3
JPM	235	1,837	2,722	4,794	(1,853)	(2,245)	(806)	(4,904)	(110)	278	168
MSC	105	0	0	105	(84)	0	0	(84)	21	(437)	(416)
MYC	0	0	2,380	2,380	0	(206)	(1,507)	(1,713)	667	(2,425)	(1,758)
RYL	12	0	232	244	(8)	0	0	(8)	236	(270)	(34)
SOG	0	0	63	63	0	0	0	0	63	0	63
UAG	1,108	0	406	1,514	(882)	(126)	0	(1,008)	506	(360)	146

Total Over the Counter	$4,651	$6,135	$37,812	$48,598	$(7,775)	$(8,572)	$(13,614)	$(29,961)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

134	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$10	$10
Swap Agreements	0	3,350	0	0	637	3,987

	$0	$3,350	$0	$0	$647	$3,997

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,651	$0	$4,651
Purchased Options	0	7	0	0	6,128	6,135
Swap Agreements	0	31,161	0	0	6,651	37,812

	$0	$31,168	$0	$4,651	$12,779	$48,598

	$0	$34,518	$0	$4,651	$13,426	$52,595

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$554	$554
Futures	0	0	0	0	248	248
Swap Agreements	0	27	0	0	601	628

	$0	$27	$0	$0	$1,403	$1,430

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,775	$0	$7,775
Written Options	0	285	0	236	8,051	8,572
Swap Agreements	0	8,103	0	0	5,511	13,614

	$0	$8,388	$0	$8,011	$13,562	$29,961

	$0	$8,415	$0	$8,011	$14,965	$31,391

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$413	$413
Futures	0	0	0	0	(2,767)	(2,767)
Swap Agreements	0	41,847	0	0	(8,794)	33,053

	$0	$41,847	$0	$0	$(11,148)	$30,699

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11,228)	$0	$(11,228)
Written Options	0	1,872	0	79	11,540	13,491
Swap Agreements	0	27,908	0	0	(29,499)	(1,591)

	$0	$29,780	$0	$(11,149)	$(17,959)	$672

	$0	$71,627	$0	$(11,149)	$(29,107)	$31,371

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	150	150
Futures	0	0	0	0	172	172
Swap Agreements	0	7,022	0	0	(209)	6,813

	$0	$7,022	$0	$0	$112	$7,134

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(13,526)	$0	$(13,526)
Purchased Options	0	(13)	0	0	(1,360)	(1,373)
Written Options	0	784	0	474	(647)	611
Swap Agreements	0	6,913	0	0	(2,594)	4,319

	$0	$7,684	$0	$(13,052)	$(4,601)	$(9,969)

	$0	$14,706	$0	$(13,052)	$(4,489)	$(2,835)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	135

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$143,853	$0	$143,853
Corporate Bonds & Notes
Banking & Finance	0	1,226,831	13,317	1,240,148
Industrials	0	1,728,583	70,192	1,798,775
Utilities	0	745,887	1,715	747,602
Municipal Bonds & Notes
California	0	147,777	0	147,777
Florida	0	4,426	0	4,426
Georgia	0	11,346	0	11,346
Illinois	0	2,202	0	2,202
Indiana	0	3,248	0	3,248
Iowa	0	3,563	0	3,563
New Jersey	0	3,869	0	3,869
New York	0	55,713	0	55,713
North Carolina	0	2,506	0	2,506
Ohio	0	19,095	0	19,095
Pennsylvania	0	17,791	0	17,791
Tennessee	0	6,773	0	6,773
Texas	0	41,333	0	41,333
Washington	0	1,245	0	1,245
U.S. Treasury Obligations	0	1,645,200	0	1,645,200
Mortgage-Backed Securities	0	102,428	0	102,428
Asset-Backed Securities	0	74,366	44,733	119,099
Sovereign Issues	0	312,228	0	312,228
Convertible Preferred Securities
Utilities	1,453	0	0	1,453
Preferred Securities
Banking & Finance	27,270	17,807	0	45,077
Utilities	6,595	0	0	6,595

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short-Term Instruments
Repurchase Agreements	$0	$21,319	$0	$21,319
Mexico Treasury Bills	0	4,787	0	4,787
U.S. Treasury Bills	0	1,140	0	1,140
	$35,318	$6,345,316	$129,957	$6,510,591

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$132,908	$0	$0	$132,908

Total Investments	$168,226	$6,345,316	$129,957	$6,643,499

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,921	0	3,921
Over the counter	0	48,598	0	48,598
	$0	$52,519	$0	$52,519

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(248)	(1,182)	0	(1,430)
Over the counter	0	(29,942)	(19)	(29,961)
	$(248)	$(31,124)	$(19)	$(31,391)

Totals	$167,978	$6,366,711	$129,938	$6,664,627

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2014 (1)
Investments in Securities, at Value
Bank Loan Obligations	$20,309	$0	$(19,776)	$8	$39	$(580)	$0	$0	$0	$0
Corporate Bonds & Notes
Banking & Finance	17,763	11,791	(11,244)	6	311	(155)	0	(5,155)	13,317	103
Industrials	58,843	32,623	(16,859)	(126)	(1,180)	1,419	0	(4,528)	70,192	940
Utilities	4,327	1,900	(305)	(6)	(17)	(103)	0	(4,081)	1,715	(114)
Asset-Backed Securities	7,450	40,498	(3,049)	2	(9)	(159)	0	0	44,733	(169)

	$108,692	$86,812	$(51,233)	$(116)	$(856)	$422	$0	$(13,764)	$129,957	$760

Financial Derivative Instruments - Liabilities
Over the counter	$(38)	$0	$0	$0	$0	$19	$0	$0	$(19)	$19

Totals	$108,654	$86,812	$(51,233)	$(116)	$(856)	$441	$0	$(13,764)	$129,938	$779

136	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$12,343	Benchmark Pricing	Base Price	94.00-100.00
	974	Third-Party Vendor	Broker Quote	103.75
Industrials	70,192	Third-Party Vendor	Broker Quote	100.25-117.00
Utilities	1,715	Benchmark Pricing	Base Price	95.62
Asset-Backed Securities	44,733	Benchmark Pricing	Base Price	101.50-102.63

Financial Derivative Instruments - Liabilities
Over the counter	(19)	Indicative Market Quotation	Broker Quote	0.08-0.10

Total	$129,938

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	137

Schedule of Investments PIMCO Senior Floating Rate Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.1%

BANK LOAN OBLIGATIONS 83.5%
ABC Supply Co., Inc.
3.500% due 04/16/2020		$13,184	$13,180
Acosta, Inc.
4.250% due 03/02/2018		2,575	2,594
Activision Blizzard, Inc.
3.250% due 10/12/2020		7,416	7,426
ADS Waste Holdings, Inc.
3.750% due 10/09/2019		249	249
Advantage Sales & Marketing, Inc.
4.250% due 11/24/2017		5,371	5,401
8.250% due 06/18/2018		750	763
AerCap Holdings NV
1.750% due 02/24/2015		2,000	1,995
AES Corp.
3.750% due 06/01/2018		5,657	5,686
Air Medical Group Holdings, Inc.
5.000% due 06/30/2018		15,252	15,319
Albertson’s LLC
4.250% due 03/21/2016		14,775	14,879
4.750% due 03/21/2019		1,147	1,157
Alliance Boots Holdings Ltd.
3.709% due 07/10/2017	EUR	864	1,199
3.715% due 07/10/2017		1,136	1,576
Allison Transmission, Inc.
3.750% due 08/23/2019		$13,432	13,466
Allnex USA, Inc.
4.500% due 10/03/2019		2,725	2,742
8.250% due 04/03/2020		3,250	3,348
AMC Entertainment, Inc.
3.500% due 04/30/2020		5,734	5,744
American Renal Holdings, Inc.
4.500% due 09/20/2019		11,853	11,875
AmWINS Group, LLC
5.000% due 09/06/2019		8,088	8,159
Ancestry.com, Inc.
4.000% due 05/15/2018		5,560	5,582
4.500% due 12/28/2018		5,300	5,329
Apex Tool Group, LLC
4.500% due 01/31/2020		11,557	11,470
Applied System, Inc.
4.250% due 01/25/2021		2,743	2,760
7.500% due 01/22/2022		1,250	1,273
ARAMARK Corp.
3.250% due 09/07/2019		5,014	4,981
3.250% due 02/24/2021		5,946	5,908
3.650% due 07/26/2016		93	93
Arch Coal, Inc.
6.250% due 05/16/2018		10,005	9,883
Ardagh Holdings USA, Inc.
4.000% - 4.250% due 12/17/2019		12,190	12,239
Ardent Medical Services, Inc.
6.750% due 07/02/2018		9,839	9,888
ARG IH Corp.
5.000% due 11/15/2020		2,993	3,019
Asurion LLC
5.000% due 05/24/2019		9,640	9,676
8.500% due 03/03/2021		3,900	4,036
Atlantic Aviation FBO, Inc.
3.250% due 06/01/2020		3,477	3,477
Atlantic Broadband Finance, LLC
3.250% due 12/02/2019		8,094	8,090
Atrium Innovations, Inc.
4.250% due 02/13/2021		2,600	2,596

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.750% due 08/13/2021		$1,825	$1,856
August LuxUK Holding Company SARL
5.000% due 04/27/2018		1,134	1,141
August U.S. Holding Company, Inc.
5.000% due 04/27/2018		872	878
Autobahn Tank & Rast GmbH
4.063% due 12/10/2019	EUR	1,400	1,950
Avaya, Inc.
4.734% due 10/26/2017		$1,243	1,215
6.500% due 03/30/2018		6,875	6,897
AVSC Holdings Corp.
4.500% due 01/24/2021		4,725	4,760
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		15,774	15,814
Axalta Coating Systems U.S. Holdings, Inc.
4.000% due 02/01/2020		20,783	20,839
Berlin Packaging LLC
4.750% due 04/02/2019		3,930	3,963
Berry Plastics Holding Corp.
3.500% due 02/07/2020		5,479	5,463
3.750% due 01/06/2021		3,850	3,845
Big Heart Pet Brands
3.500% due 03/08/2020		9,900	9,855
Biomet, Inc.
3.654% - 3.733% due 07/25/2017		21,129	21,180
BJ’s Wholesale Club, Inc.
4.500% due 09/26/2019		9,476	9,524
8.500% due 03/26/2020		3,980	4,085
BMC Software Finance, Inc.
5.000% due 09/10/2020		15,413	15,431
Boyd Gaming Corp.
4.000% due 08/14/2020		7,960	7,978
Brand Energy & Infrastructure Services, Inc.
4.750% due 11/26/2020		12,262	12,327
Brickman Group Ltd.
4.000% due 12/18/2020		5,736	5,755
7.500% due 12/18/2021		3,550	3,635
Bright Horizons Family Solutions, Inc.
4.000% - 5.250% due 01/30/2020		7,378	7,407
Caesars Entertainment Operating Co.
9.500% due 10/31/2016		485	484
Calpine Construction Finance Co. LP
3.000% due 05/03/2020		8,147	8,023
Calpine Corp.
4.000% due 04/01/2018		4,085	4,105
4.000% due 10/09/2019		3,051	3,064
4.000% due 10/30/2020		3,242	3,256
Capsugel Holdings U.S., Inc.
3.500% due 08/01/2018		4,550	4,550
Catalent Pharma Solutions, Inc.
3.653% due 09/15/2016		3,438	3,457
4.250% due 09/15/2017		2,925	2,944
6.500% due 12/29/2017		2,000	2,028
Catalina Marketing Corp.
5.250% due 10/12/2020		5,473	5,464
CBS Outdoor Americas Capital LLC
3.000% due 01/31/2021		6,000	5,989
CCM Merger, Inc.
5.000% due 03/01/2017		3,031	3,047
CCO Holdings LLC
2.653% due 09/06/2014		2,500	2,500
CEC Entertainment, Inc.
4.250% due 02/14/2021		1,140	1,134
Cengage Learning Acquisitions, Inc.
7.000% due 03/31/2020		6,600	6,688

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cequel Communications LLC
3.500% due 02/14/2019	$1,716	$1,719
Ceridian Corp.
4.404% due 05/09/2017	1,162	1,169
Charter Communications Operating LLC
3.000% due 07/01/2020	9,561	9,494
Chesapeake Energy Corp.
5.750% due 12/01/2017	1,000	1,024
Chesapeake / Mps Merger Ltd.
4.250% due 09/30/2020	2,500	2,513
4.250% due 01/04/2021	2,850	2,868
Chrysler Group LLC
3.250% due 12/31/2018	11,225	11,192
3.500% due 05/24/2017	2,942	2,948
CityCenter Holdings LLC
5.000% due 10/16/2020	11,721	11,832
Clear Channel Communications, Inc.
3.803% due 01/29/2016	21,100	20,871
6.903% due 01/30/2019	5,050	4,953
CNO Financial Group, Inc.
3.000% due 09/28/2016	1,531	1,546
3.750% due 09/28/2018	7,839	7,869
Commercial Barge Line Co.
7.500% due 09/23/2019	1,940	1,947
CommScope, Inc.
3.250% due 01/26/2018	11,323	11,390
Community Health Systems, Inc.
2.983% due 01/22/2019	4,350	4,341
4.250% due 01/27/2021	19,027	19,212
Consolidated Container Company LLC
5.000% due 07/03/2019	6,890	6,960
Convatec, Inc.
4.000% due 12/22/2016	6,168	6,216
Cooper Standard Holdings, Inc.
3.000% due 04/04/2021	5,750	5,772
Covis Pharma Holdings SARL
6.000% due 04/24/2019	6,421	6,413
CPG International, Inc.
4.750% due 09/30/2020	6,716	6,741
Crosby U.S. Acquisition Corp.
4.000% due 11/23/2020	4,140	4,134
7.000% due 11/22/2021	5,750	5,815
Crown Castle International Corp.
3.250% due 01/31/2019	10,152	10,155
CSC Holdings, Inc.
2.653% due 04/17/2020	9,743	9,645
Cumulus Media Holdings, Inc.
4.250% due 12/23/2020	10,120	10,213
Cunningham Lindsey U.S., Inc.
5.000% due 12/10/2019	9,578	9,638
Darling International, Inc.
3.250% due 01/06/2021	8,400	8,418
David’s Bridal, Inc.
5.000% - 6.000% due 10/11/2019	8,358	8,398
DaVita, Inc.
4.000% due 11/01/2019	8,400	8,461
4.500% due 10/20/2016	1,208	1,216
Dealertrack Technologies, Inc.
3.500% due 02/24/2021	5,050	5,079
Dell, Inc.
3.750% due 10/29/2018	12,481	12,458
4.500% due 04/29/2020	10,514	10,456
DJO Finance LLC
4.750% due 09/15/2017	3,891	3,911
Dole Food Co., Inc.
4.500% - 5.750% due 11/01/2018	5,985	6,019

138	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dunkin’ Brands, Inc.
2.653% due 09/30/2017	$1,904	$1,911
3.250% due 02/07/2021	5,700	5,672
Dynegy Holdings, Inc.
4.000% due 04/23/2020	5,791	5,821
Eagle Spinco, Inc.
3.500% due 01/27/2017	3,674	3,697
Endo Luxembourg Finance Company
3.250% due 03/01/2021	6,100	6,091
Envision Healthcare Corp.
4.000% due 05/25/2018	8,169	8,188
EP Energy LLC
3.500% due 05/24/2018	4,967	4,977
4.500% due 04/30/2019	2,500	2,513
Federal-Mogul Corp.
2.068% due 12/29/2014	5,328	5,313
First Data Corp.
3.655% due 03/24/2017	12,115	12,115
4.155% due 03/23/2018	5,480	5,501
4.155% due 09/24/2018	9,900	9,938
FMG Resources Pty. Ltd.
4.250% due 06/28/2019	15,685	15,824
Formula One
4.500% due 04/30/2019	4,478	4,525
Freescale Semiconductor, Inc.
4.250% due 02/28/2020	9,537	9,577
4.750% due 12/01/2016	2,953	2,970
5.000% due 01/15/2021	249	252
Gardner Denver, Inc.
4.250% due 07/30/2020	22,164	22,182
Generac Power Systems, Inc.
3.500% due 05/31/2020	7,437	7,456
General Nutrition Centers, Inc.
3.250% due 03/04/2019	3,818	3,808
Genesys Telecom Holdings U.S., Inc.
4.000% due 02/07/2020	6,158	6,165
4.500% due 11/13/2020	800	804
Getty Images, Inc.
4.750% due 10/18/2019	15,088	14,508
GFA Brands, Inc.
5.000% due 07/09/2020	7,467	7,517
Goodyear Tire & Rubber Co.
4.750% due 04/30/2019	3,750	3,771
Gray Television, Inc.
4.500% due 10/15/2019	1,542	1,553
Grifols Worldwide Operations Ltd.
3.154% due 02/27/2021	17,550	17,561
H.J. Heinz Co.
3.500% due 06/05/2020	33,233	33,459
HCA, Inc.
2.653% due 02/02/2016	1,493	1,493
2.984% due 05/01/2018	21,843	21,871
HD Supply, Inc.
4.000% due 06/28/2018	13,383	13,438
Hertz Corp.
3.750% due 03/12/2018	6,819	6,838
Hilton Worldwide Finance LLC
4.000% due 10/26/2020	21,778	21,843
Hologic, Inc.
3.250% due 08/01/2019	4,029	4,019
Hub International Ltd.
4.750% due 10/02/2020	10,249	10,293
Huntsman International LLC
3.750% due 10/15/2020	4,600	4,619
Iasis Healthcare LLC
4.500% due 05/03/2018	5,299	5,327

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ikaria, Inc.
5.000% due 02/12/2021	$4,275	$4,314
8.750% due 01/17/2022	1,000	1,016
IMG Worldwide, Inc.
5.500% due 06/16/2016	2,171	2,179
IMS Health, Inc.
3.750% due 09/01/2017	4,470	4,473
3.750% due 03/17/2021	827	826
Industrial Packaging Group
6.000% due 03/06/2015	650	647
Ineos U.S. Finance LLC
3.750% due 05/04/2018	3,084	3,079
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019	20,945	21,023
Interactive Data Corp.
3.750% due 02/11/2018	1,995	1,998
Interline Brands, Inc.
3.000% due 03/15/2021	2,500	2,503
International Lease Finance Corp.
2.986% due 02/13/2021	18,750	18,787
Ion Media Networks, Inc.
5.000% due 12/18/2020	8,479	8,585
J Crew Group, Inc.
4.000% - 5.250% due 03/05/2021	5,838	5,833
Jarden Corp.
2.903% due 09/30/2020	3,095	3,100
Jazz Pharmaceuticals, Inc.
3.250% due 06/12/2018	2,668	2,674
JFB Firth Rixson, Inc.
4.250% due 06/30/2017	4,440	4,460
JMC Steel Group, Inc.
4.750% due 04/01/2017	1,603	1,619
KAR Auction Services, Inc.
3.500% due 03/07/2021	2,505	2,501
Kronos Worldwide, Inc.
4.750% due 02/18/2020	3,900	3,938
Kronos, Inc.
4.500% due 10/30/2019	12,659	12,784
9.750% due 04/30/2020	3,014	3,130
La Quinta Intermediate Holdings LLC
4.250% due 02/19/2021	14,750	14,775
Las Vegas Sands LLC
3.250% due 12/20/2020	12,319	12,314
Leslie’s Poolmart, Inc.
4.250% due 10/16/2019	6,052	6,088
Level 3 Financing, Inc.
4.000% due 01/15/2020	7,500	7,523
LIN Television Corp.
4.000% due 12/21/2018	3,084	3,102
Live Nation Entertainment, Inc.
3.500% due 08/17/2020	10,007	10,038
LTS Buyer LLC
4.000% due 04/11/2020	10,418	10,461
Mallinckrodt International Finance S.A
3.500% due 03/19/2021	13,150	13,174
Manitowoc Co., Inc.
3.250% due 01/03/2021	5,350	5,362
Maxim Crane Works LP
10.250% due 11/26/2018	4,750	4,881
McJunkin Red Man Corp.
4.750% due 11/09/2019	4,975	5,045
MGM Resorts International
3.500% due 12/20/2019	13,089	13,086
Michael Foods Group, Inc.
4.250% due 02/23/2018	2,249	2,258
Michaels Stores, Inc.
3.750% due 01/28/2020	10,390	10,419

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Multiplan, Inc.
0.234% due 03/06/2021	$13,150	$13,160
6.000% due 03/31/2022	500	498
National Financial Partners Corp.
5.250% due 07/01/2020	15,138	15,289
Neiman Marcus Group, Inc.
4.250% due 10/25/2020	6,050	6,081
5.000% due 10/25/2020	5,726	5,777
NFR Energy LLC
8.750% due 12/31/2018	17,000	17,287
NGPL PipeCo LLC
6.750% due 09/15/2017	16,879	16,549
Nielsen Finance LLC
2.154% due 02/02/2017	1,772	1,777
Noranda Aluminum Acquisition Corp.
5.750% due 02/28/2019	8,322	7,986
Novelis, Inc.
3.750% due 03/10/2017	8,971	8,987
NRG Energy, Inc.
2.750% due 07/02/2018	12,471	12,383
NXP BV
3.750% due 01/11/2020	5,342	5,331
Orient Express Hotels Ltd.
3.000% due 02/28/2021	2,790	2,799
Ortho-Clinical Diagnostics, Inc.
7.000% due 02/12/2015	1,210	1,202
OSI Restaurant Partners LLC
3.500% due 10/25/2019	11,456	11,452
Par Pharmaceutical Companies, Inc
4.000% due 09/30/2019	3,322	3,331
Party City Holdings, Inc.
4.000% due 07/27/2019	3,871	3,881
Peabody Energy Corp.
4.250% due 09/24/2020	2,408	2,420
Penn National Gaming, Inc.
3.250% due 10/30/2020	4,738	4,739
Performance Food Group Co.
6.250% due 11/14/2019	3,174	3,227
Petco Animal Supplies, Inc.
4.000% due 11/24/2017	5,888	5,911
Pharmaceutical Product Development LLC
4.000% due 12/05/2018	2,206	2,216
PharMEDium Healthcare Corp.
4.250% due 01/28/2021	2,100	2,107
7.750% due 01/28/2022	1,775	1,802
Phillips-Van Heusen Corp.
3.250% due 02/13/2020	9,754	9,787
Pinnacle Entertainment, Inc.
3.750% due 08/15/2016	702	706
3.750% due 08/13/2020	6,398	6,425
Pinnacle Foods Finance LLC
3.250% due 04/29/2020	15,612	15,561
Playa Resorts Holding BV
4.000% due 08/09/2019	4,726	4,759
Ply Gem Industries, Inc.
4.000% due 02/01/2021	4,000	4,010
Polarpak, Inc.
4.500% - 5.500% due 06/05/2020	4,688	4,700
PQ Corp.
4.000% due 08/07/2017	3,557	3,569
PRA Holdings, Inc.
4.500% due 09/23/2020	14,236	14,269
Progressive Waste Solutions Ltd.
3.000% due 10/24/2019	5,868	5,876
Quebecor Media, Inc.
3.250% due 08/17/2020	8,731	8,666

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	139

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Quintiles Transnational Corp.
3.750% due 06/08/2018	$10,334	$10,354
Realogy Corp.
0.187% - 4.400% due 10/10/2016	419	419
4.500% due 03/05/2020	7,450	7,504
Rexnord LLC
4.000% due 08/21/2020	10,473	10,504
Reynolds Group Holdings, Inc.
4.000% due 12/01/2018	14,748	14,821
Road Infrastructure Investment LLC
6.750% due 09/21/2021	1,240	1,248
Roofing Supply Group LLC
5.000% due 05/31/2019	10,581	10,619
RPI Financial Trust
3.250% due 05/09/2018	12,922	12,986
3.250% due 11/09/2018	6,553	6,585
Ruby Western Pipeline Holdings, LLC
3.500% due 03/27/2020	6,113	6,115
Sage Products, Inc.
4.250% due 12/13/2019	6,352	6,381
9.250% due 06/17/2020	2,975	3,049
Salem Communications Corp.
4.500% due 03/13/2020	3,339	3,355
Salix Pharmaceuticals Ltd.
4.250% due 01/02/2020	5,999	6,061
Santander Asset Management S.A.
4.250% due 12/17/2020	7,406	7,425
Saxon Enterprises LLC
5.500% due 02/15/2019	2,468	2,486
SBA Senior Finance LLC
3.250% due 03/24/2021	13,800	13,774
Schaeffler AG
4.250% due 01/27/2017	7,250	7,293
Scientific Games International, Inc.
4.250% due 10/18/2020	8,479	8,501
Seadrill Partners LLC
4.000% due 02/21/2021	9,027	9,017
SeaWorld Parks & Entertainment, Inc.
3.000% due 05/14/2020	3,537	3,490
Sensata Technologies Finance Company LLC
3.250% due 05/12/2019	5,423	5,465
Sequa Corp.
5.250% due 06/19/2017	10,685	10,478
Serta Simmons Holdings LLC
4.250% due 10/01/2019	9,427	9,473
ServiceMaster Co.
4.250% due 01/31/2017	16,513	16,554
Seven Seas Cruises SRL
3.750% due 12/21/2018	4,742	4,754
Ship U.S. Bidco, Inc.
4.500% due 11/30/2019	2,494	2,506
4.750% due 11/29/2019	4,000	4,044
Smart & Final Stores LLC
4.750% due 11/15/2019	7,629	7,651
Sophos Ltd.
5.000% due 01/27/2021	4,075	4,106
Spectrum Brands, Inc.
3.000% due 09/07/2017	6,016	6,031
3.500% due 09/04/2019	6,622	6,642
Spirit Aerosystems, Inc.
3.250% due 09/15/2020	3,600	3,596
3.750% due 04/18/2019	3,468	3,487
Sprouts Farmers Markets Holdings LLC
4.000% due 04/23/2020	1,830	1,832
Station Casinos LLC
4.250% due 03/02/2020	14,838	14,902

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sun Products Corp.
5.500% due 03/23/2020		$12,314	$11,770
SunGard Data Systems, Inc.
4.000% due 03/09/2020		8,658	8,690
SuperValu, Inc.
4.500% due 03/21/2019		1,750	1,755
Syniverse Holdings, Inc.
4.000% due 04/23/2019		19,752	19,806
Tallgrass Operations LLC
4.250% due 11/13/2018		6,292	6,355
Taminco Global Chemical Corp.
3.250% due 02/15/2019		6,378	6,386
Telesat LLC
3.500% due 03/28/2019		2,177	2,180
Tempur-Pedic International, Inc.
3.500% due 03/18/2020		6,917	6,917
Time Warner Telecom Holdings, Inc.
2.660% due 04/17/2020		4,713	4,729
TNT Crane & Rigging, Inc.
5.500% due 11/27/2020		2,145	2,167
Tomkins LLC
3.750% due 09/29/2016		12,386	12,423
Transdigm, Inc.
3.500% due 02/14/2017		14,243	14,322
TransUnion LLC
3.000% due 03/17/2021		8,000	8,023
4.250% due 02/08/2019		7,226	7,251
Tribune Co.
4.000% due 12/27/2020		14,788	14,810
Tronox Pigments BV
4.500% due 03/19/2020		11,358	11,442
Truven Health Analytics, Inc.
4.500% due 06/06/2019		5,587	5,545
TWCC Holding Corp.
3.500% due 02/13/2017		12,829	12,621
U.S. Renal Care, Inc.
4.250% due 07/03/2019		8,880	8,886
8.500% due 07/03/2020		1,150	1,169
United Surgical Partners International, Inc.
4.250% due 04/19/2017		5,120	5,155
4.750% due 04/03/2019		6,401	6,455
Univar, Inc.
5.000% due 06/30/2017		944	942
Univision Communications, Inc.
4.000% due 03/01/2020		24,233	24,256
4.000% due 03/02/2020		1,884	1,885
UPC Financing Partnership
3.250% due 06/30/2021		11,400	11,393
3.985% due 03/31/2021	EUR	1,000	1,394
U.S. Airways, Inc.
3.000% due 11/23/2016		$9,750	9,778
US Foods, Inc.
4.500% due 03/29/2019		4,030	4,057
USI Insurance Services LLC
4.250% due 12/27/2019		4,112	4,132
Valeant Pharmaceuticals International, Inc.
3.750% due 02/13/2019		13,256	13,323
3.750% due 12/11/2019		4,414	4,436
3.750% due 08/05/2020		19,920	20,121
Vertafore, Inc.
4.250% due 10/03/2019		3,763	3,783
Virgin Media Investment Holdings Ltd.
3.500% due 06/08/2020		14,250	14,234
VWR Funding, Inc.
3.403% due 04/03/2017		2,581	2,591
W.R. Grace & Co.
0.500% - 3.000% due 02/03/2021		3,850	3,850

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Walter Energy, Inc.
7.250% due 04/02/2018		$8,453	$8,191
Walter Investment Management Corp.
4.750% due 12/11/2020		9,975	9,933
WaveDivision Holdings LLC
4.000% due 10/15/2019		4,374	4,383
Weight Watchers International, Inc.
4.000% due 04/02/2020		9,400	7,314
West Corp.
3.250% due 06/30/2018		9,643	9,602
Wilsonart International Holdings LLC
4.000% due 10/31/2019		16,232	16,212
Windstream Corp.
3.500% due 08/08/2019		2,743	2,748
3.500% due 01/23/2020		8,578	8,580
WMG Acquisition Corp.
3.750% due 07/01/2020		15,671	15,620
WNA Holdings Inc.
4.500% - 5.500% due 06/07/2020		2,754	2,761
WTG Holdings Corp.
4.750% due 01/15/2021		4,439	4,469
8.500% due 01/15/2022		1,000	1,015
Ziggo NV
3.500% due 01/15/2022		18,900	18,749
Zuffa LLC
3.750% due 02/25/2020		3,250	3,272

Total Bank Loan Obligations (Cost $2,133,605)			2,143,909

CORPORATE BONDS & NOTES 7.4%

BANKING & FINANCE 0.7%
Blackstone Holdings Finance Co. LLC
4.750% due 02/15/2023		2,000	2,127
CBRE Services, Inc.
5.000% due 03/15/2023		1,000	1,006
CIT Group, Inc.
6.625% due 04/01/2018		650	730
E*TRADE Financial Corp.
6.375% due 11/15/2019		1,500	1,639
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		1,000	1,021
General Motors Financial Co., Inc.
3.250% due 05/15/2018		450	455
International Lease Finance Corp.
5.750% due 05/15/2016		625	674
Jefferies Finance LLC
7.375% due 04/01/2020		800	844
SLM Corp.
4.875% due 06/17/2019		2,525	2,576
Stearns Holdings, Inc.
9.375% due 08/15/2020		1,750	1,837
Virgin Media Secured Finance PLC
5.375% due 04/15/2021		750	778
6.000% due 04/15/2021	GBP	3,000	5,308

			18,995

INDUSTRIALS 6.3%
Activision Blizzard, Inc.
6.125% due 09/15/2023		$750	818
ADT Corp.
4.125% due 06/15/2023		4,400	3,948
6.250% due 10/15/2021		4,400	4,526
Aguila S.A.
7.875% due 01/31/2018		2,000	2,126

140	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Alliance Data Systems Corp.
5.250% due 12/01/2017		$3,500	$3,684
Anixter, Inc.
5.625% due 05/01/2019		125	134
Antero Resources Finance Corp.
5.375% due 11/01/2021		250	254
Arch Coal, Inc.
9.875% due 06/15/2019		500	438
Avis Budget Car Rental LLC
2.986% due 12/01/2017		2,500	2,531
4.875% due 11/15/2017		1,500	1,581
Biomet, Inc.
6.500% due 08/01/2020		750	812
6.500% due 10/01/2020		500	534
Capsugel S.A.
7.000% due 05/15/2019		550	568
Carlson Wagonlit BV
6.875% due 06/15/2019		400	429
Catalent Pharma Solutions, Inc.
7.875% due 10/15/2018		250	255
CCO Holdings LLC
5.125% due 02/15/2023		1,250	1,209
5.250% due 09/30/2022		2,500	2,478
Chesapeake Energy Corp.
5.750% due 03/15/2023		3,500	3,723
Chrysler Group LLC
8.000% due 06/15/2019		2,250	2,475
8.250% due 06/15/2021		2,300	2,613
Churchill Downs, Inc.
5.375% due 12/15/2021		775	792
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		2,000	2,143
CNH Capital LLC
3.625% due 04/15/2018		500	511
Community Health Systems, Inc.
5.125% due 08/15/2018		500	526
5.125% due 08/01/2021		750	773
6.875% due 02/01/2022		1,200	1,260
Constellation Brands, Inc.
4.250% due 05/01/2023		1,250	1,225
6.000% due 05/01/2022		500	556
ConvaTec Finance International S.A.
8.250% due 01/15/2019		750	774
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		1,500	1,671
Crown Castle International Corp.
5.250% due 01/15/2023		2,000	2,042
CSC Holdings LLC
6.750% due 11/15/2021		350	393
DISH DBS Corp.
5.875% due 07/15/2022		1,000	1,070
DJO Finance LLC
9.875% due 04/15/2018		200	219
Endo Finance LLC
5.750% due 01/15/2022		2,025	2,081
Fidelity National Information Services, Inc.
5.000% due 03/15/2022		2,000	2,095
Flextronics International Ltd.
4.625% due 02/15/2020		1,000	1,014
Forest Laboratories, Inc.
4.375% due 02/01/2019		1,775	1,870
4.875% due 02/15/2021		700	741
GLP Capital LP
4.375% due 11/01/2018		500	514
Great Canadian Gaming Corp.
6.625% due 07/25/2022	CAD	150	145

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Griffey Intermediate, Inc.
7.000% due 10/15/2020		$250	$219
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020		3,000	2,959
HCA, Inc.
6.500% due 02/15/2020		750	842
HD Supply, Inc.
7.500% due 07/15/2020		1,500	1,644
11.000% due 04/15/2020		500	596
Healthcare Technology Intermediate, Inc.
7.375% due 09/01/2018		2,025	2,065
Hertz Corp.
4.250% due 04/01/2018		550	569
Hiland Partners LP
7.250% due 10/01/2020		500	546
Host Hotels & Resorts LP
4.750% due 03/01/2023		100	105
Huntsman International LLC
4.875% due 11/15/2020		750	758
IMS Health, Inc.
6.000% due 11/01/2020		300	317
Ineos Finance PLC
7.500% due 05/01/2020		500	551
INEOS Group Holdings S.A.
5.750% due 02/15/2019	EUR	1,650	2,335
Infor U.S., Inc.
9.375% due 04/01/2019		$125	141
Intelsat Luxembourg S.A.
6.750% due 06/01/2018		375	398
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		675	700
Jaguar Land Rover Automotive PLC
4.125% due 12/15/2018		1,500	1,543
KION Finance S.A.
6.750% due 02/15/2020	EUR	700	1,064
Lamar Media Corp.
5.000% due 05/01/2023		$1,000	1,005
5.375% due 01/15/2024		500	515
5.875% due 02/01/2022		200	213
Land O’ Lakes, Inc.
6.000% due 11/15/2022		250	266
Laredo Petroleum, Inc.
7.375% due 05/01/2022		500	558
Lender Processing Services, Inc.
5.750% due 04/15/2023		1,000	1,071
Libbey Glass, Inc.
6.875% due 05/15/2020		900	984
Live Nation Entertainment, Inc.
7.000% due 09/01/2020		850	934
LyondellBasell Industries NV
5.000% due 04/15/2019		2,000	2,230
Mallinckrodt International Finance S.A.
3.500% due 04/15/2018		250	247
MasTec, Inc.
4.875% due 03/15/2023		1,000	985
McClatchy Co.
9.000% due 12/15/2022		500	584
MGM Resorts International
6.750% due 10/01/2020		3,500	3,889
MPH Acquisition Holdings LLC
6.625% due 04/01/2022		400	412
Murphy Oil USA, Inc.
6.000% due 08/15/2023		750	778
Nara Cable Funding Ltd.
8.875% due 12/01/2018		1,500	1,641
NCR Corp.
5.000% due 07/15/2022		350	352

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Oil States International, Inc.
5.125% due 01/15/2023		$500	$563
Ontex S.A.
7.500% due 04/15/2018	EUR	100	144
Par Pharmaceutical Cos., Inc.
7.375% due 10/15/2020		$200	218
Petco Holdings, Inc.
8.500% due 10/15/2017 (a)		700	715
PHH Corp.
6.375% due 08/15/2021		1,000	1,038
Pittsburgh Glass Works LLC
8.000% due 11/15/2018		1,625	1,775
Ply Gem Industries, Inc.
6.500% due 02/01/2022		900	912
Post Holdings, Inc.
6.750% due 12/01/2021		625	663
7.375% due 02/15/2022		125	135
Regency Energy Partners LP
4.500% due 11/01/2023		500	468
5.500% due 04/15/2023		600	608
5.875% due 03/01/2022		675	702
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		1,500	1,579
7.875% due 08/15/2019		725	802
Rockwood Specialties Group, Inc.
4.625% due 10/15/2020		2,500	2,594
Ryland Group, Inc.
5.375% due 10/01/2022		200	200
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		1,000	1,036
Salix Pharmaceuticals Ltd.
6.000% due 01/15/2021		625	669
Sally Holdings LLC
5.750% due 06/01/2022		1,000	1,062
Schaeffler Finance BV
4.250% due 05/15/2018	EUR	850	1,224
4.750% due 05/15/2021		$1,500	1,541
7.750% due 02/15/2017		2,000	2,280
8.500% due 02/15/2019		225	252
Schaeffler Holding Finance BV
6.875% due 08/15/2018		2,000	2,137
Sealed Air Corp.
6.500% due 12/01/2020		400	443
Service Corp. International
4.500% due 11/15/2020		1,500	1,470
Sinclair Television Group, Inc.
6.375% due 11/01/2021		850	888
SIWF Merger Sub, Inc.
6.250% due 06/01/2021		1,550	1,616
Smithfield Foods, Inc.
6.625% due 08/15/2022		150	163
Softbank Corp.
4.500% due 04/15/2020		3,000	3,000
Spectrum Brands, Inc.
6.375% due 11/15/2020		200	218
6.625% due 11/15/2022		200	219
Steel Dynamics, Inc.
6.125% due 08/15/2019		100	109
6.375% due 08/15/2022		100	109
Sun Products Corp.
7.750% due 03/15/2021		500	428
SunGard Data Systems, Inc.
6.625% due 11/01/2019		500	531
T-Mobile USA, Inc.
6.250% due 04/01/2021		3,250	3,449
6.542% due 04/28/2020		1,950	2,106

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	141

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Telesat Canada
6.000% due 05/15/2017	$2,000	$2,075
Tenet Healthcare Corp.
6.000% due 10/01/2020	1,750	1,876
Tesoro Logistics LP
5.875% due 10/01/2020	250	263
Townsquare Radio LLC
9.000% due 04/01/2019	500	553
TransUnion Holding Co., Inc.
8.125% due 06/15/2018 (a)	400	422
Truven Health Analytics, Inc.
10.625% due 06/01/2020	1,000	1,140
United Rentals North America, Inc.
7.625% due 04/15/2022	2,310	2,602
Univision Communications, Inc.
6.750% due 09/15/2022	5,426	6,030
Valeant Pharmaceuticals International, Inc.
5.625% due 12/01/2021	925	974
Viasystems, Inc.
7.875% due 05/01/2019	2,000	2,165
Videotron Ltd.
5.000% due 07/15/2022	2,000	2,015
VWR Funding, Inc.
7.250% due 09/15/2017	2,000	2,160
Walter Energy, Inc.
8.500% due 04/15/2021	850	540
Western Refining, Inc.
6.250% due 04/01/2021	1,000	1,040
Whiting Petroleum Corp.
5.000% due 03/15/2019	850	903
5.750% due 03/15/2021	1,850	1,993
Wise Metals Group LLC
8.750% due 12/15/2018	1,075	1,158
Wynn Las Vegas LLC
4.250% due 05/30/2023	1,500	1,451

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wynn Macau Ltd.
5.250% due 10/15/2021	$2,500	$2,550

		161,543

UTILITIES 0.4%
Alcatel-Lucent USA, Inc.
4.625% due 07/01/2017	1,000	1,033
Athlon Holdings LP
7.375% due 04/15/2021	800	856
Crestwood Midstream Partners LP
6.000% due 12/15/2020	1,000	1,053
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	250	268
NRG Energy, Inc.
6.250% due 07/15/2022	2,375	2,452
Penn Virginia Corp.
8.500% due 05/01/2020	300	335
Sprint Communications, Inc.
6.000% due 11/15/2022	2,000	2,047
Sprint Corp.
7.125% due 06/15/2024	1,650	1,737
7.875% due 09/15/2023	500	551
tw telecom Holdings, Inc.
5.375% due 10/01/2022	250	256

		10,588

Total Corporate Bonds & Notes (Cost $182,552)		191,126

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		4,945

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.058% due 08/14/2014 (d)	$332	$332

Total Short-Term Instruments (Cost $5,277)		5,277

Total Investments in Securities (Cost $2,321,434)		2,340,312

	SHARES
INVESTMENTS IN AFFILIATES 11.5%

SHORT-TERM INSTRUMENTS 11.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.5%
PIMCO Short-Term Floating NAV Portfolio	19,949,458	199,594
PIMCO Short-Term Floating NAV Portfolio III	9,457,159	94,487

Total Short-Term Instruments (Cost $294,156)		294,081

Total Investments in Affiliates (Cost $294,156)		294,081

Total Investments 102.6% (Cost $2,615,590)		$2,634,393

Financial Derivative Instruments (c)(e) 0.0% (Cost or Premiums, net $0)		83

Other Assets and Liabilities, net (2.6%)		(67,730)

Net Assets 100.0%		$2,566,746

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Payment in-kind bond security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$4,945	Fannie Mae 2.260% due 10/17/2022	$(5,045)	$4,945	$4,945

Total Repurchase Agreements						$(5,045)	$4,945	$4,945

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$4,945	$0	$0	$0	$4,945	$(5,045)	$(100)

Total Borrowings and Other Financing Transactions	$4,945	$0	$0	$0

142	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-20 5-Year Index	(5.000%	)	06/20/2018	$2,600	$(233)	$(21)	$0	$(7)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-20 5-Year Index	5.000%	06/20/2018	$24,900	$2,226	$726	$65	$0
CDX.HY-21 5-Year Index	5.000%	12/20/2018	25,100	2,031	200	62	0

				$4,257	$926	$127	$0

Total Swap Agreements				$4,024	$905	$127	$(7)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(d)	Securities with an aggregate market value of $332 and cash of $1,944 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$127	$127	$0	$0	$(7)	$(7)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	6,863	$		9,419	$0	$(35)

BRC	04/2014			1,399			1,910	0	(17)

FBF	04/2014	$		1,367		EUR	983	0	(13)

GLM	06/2014		GBP	2,968	$		4,973	27	0

RYL	04/2014	$		10,028		EUR	7,279	0	0
	05/2014		EUR	7,279	$		10,028	1	0

Total Forward Foreign Currency Contracts								$28	$(65)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	143

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$0	$0	$0	$(35)	$0	$0	$(35)	$(35)	$0	$(35)
BRC	0	0	0	0	(17)	0	0	(17)	(17)	0	(17)
FBF	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
GLM	27	0	0	27	0	0	0	0	27	0	27
RYL	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$28	$0	$0	$28	$(65)	$0	$0	$(65)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$127	$0	$0	$0	$127

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$28	$0	$28

	$0	$127	$0	$28	$0	$155

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$7	$0	$0	$0	$7

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$65	$0	$65

	$0	$7	$0	$65	$0	$72

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$5,979	$0	$0	$0	$5,979

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,392)	$0	$(1,392)

	$0	$5,979	$0	$(1,392)	$0	$4,587

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(1,522)	$0	$0	$0	$(1,522)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(412)	$0	$(412)

	$0	$(1,522)	$0	$(412)	$0	$(1,934)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

144	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,080,173	$63,736	$2,143,909
Corporate Bonds & Notes
Banking & Finance	0	18,995	0	18,995
Industrials	0	161,543	0	161,543
Utilities	0	10,588	0	10,588
Short-Term Instruments
Repurchase Agreements	0	4,945	0	4,945
U.S. Treasury Bills	0	332	0	332
	$0	$2,276,576	$63,736	$2,340,312

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$294,081	$0	$0	$294,081

Total Investments	$294,081	$2,276,576	$63,736	$2,634,393

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$127	$0	$127
Over the counter	0	28	0	28
	$0	$155	$0	$155

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(7)	0	(7)
Over the counter	0	(65)	0	(65)
	$0	$(72)	$0	$(72)

Totals	$294,081	$2,276,659	$63,736	$2,634,476

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2014 (1)
Investments in Securities, at Value
Bank Loan Obligations	$162,628	$42,200	$(133,546)	$124	$555	$(3,174)	$17,433	$(22,484)	$63,736	$(97)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$63,736	Third-Party Vendor	Broker Quote	99.25-102.50

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	145

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of eight funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

146	PIMCO CREDIT BOND FUNDS

March 31, 2014

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, except the PIMCO Convertible Fund and PIMCO Credit Absolute Return Fund, are declared daily and distributed to shareholders monthly. Dividends from net investment income, if any, of the PIMCO Convertible Fund and PIMCO Credit Absolute Return Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective for interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and Note 7, Principal Risks for additional details.

In June 2013, the FASB issued an ASU providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. At this time, management is evaluating the ASU to determine whether it will impact the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last

ANNUAL REPORT	MARCH 31, 2014	147

Notes to Financial Statements (Cont.)

reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing

(for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

148	PIMCO CREDIT BOND FUNDS

March 31, 2014

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent

ANNUAL REPORT	MARCH 31, 2014	149

Notes to Financial Statements (Cont.)

pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the investment advisor may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the investment advisor does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  Certain funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be

150	PIMCO CREDIT BOND FUNDS

March 31, 2014

utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2014, the PIMCO Credit Absolute Return Fund, PIMCO Diversified Income Fund, PIMCO Floating Income Fund, PIMCO High Yield Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Fund and PIMCO Senior Floating Rate Fund had $32,547,883, $26,495,838, $11,950,874, $143,050,855, $36,842,018, $16,685,293 and $5,355,026 respectively, in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of

ANNUAL REPORT	MARCH 31, 2014	151

Notes to Financial Statements (Cont.)

restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2014 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home

Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Certain Funds may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO Credit Absolute Return Fund	$210,457	$1,381,486	$(968,100)	$(66)	$(29)	$623,748	$1,285	$0
PIMCO Diversified Income Fund	414,070	3,091,036	(3,211,200)	(68)	(22)	293,816	1,335	0
PIMCO Floating Income Fund	327,810	2,151,094	(2,356,700)	(154)	(2)	122,048	1,194	0
PIMCO High Yield Fund	638,059	3,874,552	(4,496,800)	(40)	(46)	15,725	853	0
PIMCO High Yield Spectrum Fund	99,156	808,689	(879,000)	(8)	(6)	28,831	189	0
PIMCO Long-Term Credit Fund	125,253	3,274,874	(3,296,900)	(28)	(7)	103,192	374	0
PIMCO Senior Floating Rate Fund	120,677	1,614,379	(1,535,400)	(56)	(6)	199,594	479	0

152	PIMCO CREDIT BOND FUNDS

March 31, 2014

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO Credit Absolute Return Fund	$13,842	$100,074	$0	$0	$(3)	$113,913	$74	$0
PIMCO High Yield Fund	1,018,594	3,296	(277,300)	(272)	129	744,447	3,295	0
PIMCO High Yield Spectrum Fund	106,437	374	(13,200)	(15)	(6)	93,590	374	0
PIMCO Long-Term Credit Fund	0	29,713	0	0	3	29,716	13	0
PIMCO Senior Floating Rate Fund	184,382	488	(90,400)	(19)	36	94,487	489	0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses

ANNUAL REPORT	MARCH 31, 2014	153

Notes to Financial Statements (Cont.)

on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional

154	PIMCO CREDIT BOND FUNDS

March 31, 2014

exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

ANNUAL REPORT	MARCH 31, 2014	155

Notes to Financial Statements (Cont.)

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Asset Swap Agreements  Asset swap agreements convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues with fixed coupons. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, loan, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, loan, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and

156	PIMCO CREDIT BOND FUNDS

March 31, 2014

represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the

ANNUAL REPORT	MARCH 31, 2014	157

Notes to Financial Statements (Cont.)

Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties

158	PIMCO CREDIT BOND FUNDS

March 31, 2014

(cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

ANNUAL REPORT	MARCH 31, 2014	159

Notes to Financial Statements (Cont.)

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO Convertible Fund	0.40%		0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO Credit Absolute Return Fund	0.60%		0.30%	0.40%	N/A	0.45%	0.45%
PIMCO Diversified Income Fund	0.45%		0.30%	0.40%	0.30%	0.45%	0.45%
PIMCO Floating Income Fund	0.30%		0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO High Yield Fund	0.25%		0.30%	0.40%	0.30%	0.40%	0.40%
PIMCO High Yield Spectrum Fund	0.30%		0.30%	0.40%	N/A	0.40%	0.40%
PIMCO Long-Term Credit Fund	0.30%		0.25%	0.35%	N/A	N/A	N/A
PIMCO Senior Floating Rate Fund	0.40%	(1)	0.30%	0.40%	N/A	0.35%	0.35%

(1)	Effective October 1, 2013, the Fund’s Investment Advisory Fee was decreased by 0.10% to an annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO Floating Income Fund	0.30%	0.25%
All other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2014, the Distributor received $18,851,245 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Redemption Fees  Shareholders of the PIMCO Senior Floating Rate Fund were subject to a redemption fee on redemptions and exchanges of 1.00% of the NAV of the PIMCO Senior Floating Rate Fund shares redeemed or exchanged. Redemption fees were charged on shares redeemed or exchanged within 30 days after their acquisition, including

160	PIMCO CREDIT BOND FUNDS

March 31, 2014

shares acquired through exchanges. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Credit Absolute Return and PIMCO Senior Floating Rate Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. As of March 31, 2014, there were no recoverable amounts.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2014, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Convertible Fund	$31,855	$5,973
PIMCO Credit Absolute Return Fund	612,592	876,483
PIMCO Diversified Income Fund	923,357	871,202
PIMCO Floating Income Fund	300,135	917,175
PIMCO High Yield Fund	149,235	791,120
PIMCO High Yield Spectrum Fund	72,510	59,243
PIMCO Long-Term Credit Fund	1,207,028	936,218
PIMCO Senior Floating Rate Fund	27,863	401,671

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

ANNUAL REPORT	MARCH 31, 2014	161

Notes to Financial Statements (Cont.)

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Convertible Fund	$123,958	$214,568	$166,053	$480,188
PIMCO Credit Absolute Return Fund	1,105,577	1,077,894	3,146,593	2,387,660
PIMCO Diversified Income Fund	2,287,134	2,634,586	2,474,723	3,713,947
PIMCO Floating Income Fund	607,244	793,939	1,092,247	2,513,099
PIMCO High Yield Fund	20,508	0	3,876,339	7,923,082
PIMCO High Yield Spectrum Fund	5,633	0	1,529,310	1,413,199
PIMCO Long-Term Credit Fund	3,546,669	2,739,916	3,414,441	2,608,043
PIMCO Senior Floating Rate Fund	2,510	0	3,226,366	3,078,290

162	PIMCO CREDIT BOND FUNDS

March 31, 2014

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Convertible Fund				PIMCO Credit Absolute Return Fund (1)
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	10,160	$140,041	6,982	$94,621	210,978	$2,216,965	55,733	$588,732
Class P	627	8,336	115	1,582	5,266	55,499	1,327	14,021
Administrative Class	373	5,564	25	355	0	0	0	0
Class D	1,444	19,250	294	4,046	2,712	28,649	2,150	22,698
Class A	4,710	63,560	274	3,722	3,840	40,763	1,536	16,191
Class B	0	0	0	0	0	0	0	0
Class C	2,524	33,944	63	859	1,341	14,170	393	4,114
Class R	0	0	0	0	9	95	54	552
Issued as reinvestment of distributions
Institutional Class	2,945	37,617	4,863	65,477	3,280	34,450	779	8,182
Class P	145	1,787	7	97	52	545	14	150
Administrative Class	111	1,424	4	50	0	0	0	0
Class D	239	2,959	20	271	37	388	19	199
Class A	899	11,065	19	258	40	423	15	154
Class B	0	0	0	0	0	0	0	0
Class C	562	6,911	4	44	9	94	3	30
Class R	0	0	0	0	0	1	0	0
Cost of shares redeemed
Institutional Class	(41,174)	(565,622)	(96,933)	(1,323,428)	(44,417)	(468,809)	(3,448)	(36,538)
Class P	(298)	(3,795)	(70)	(943)	(2,522)	(26,485)	(173)	(1,826)
Administrative Class	(67)	(914)	(62)	(866)	0	0	0	0
Class D	(921)	(12,018)	(248)	(3,349)	(2,301)	(24,290)	(344)	(3,611)
Class A	(2,121)	(27,940)	(121)	(1,631)	(2,255)	(23,837)	(559)	(5,826)
Class B	0	0	0	0	0	0	0	0
Class C	(604)	(7,586)	(23)	(309)	(677)	(7,117)	(82)	(851)
Class R	0	0	0	0	0	0	(1)	(11)
Net increase (decrease) resulting from Fund share transactions	(20,446)	$(285,417)	(84,787)	$(1,159,144)	175,392	$1,841,504	57,416	$606,360

ANNUAL REPORT	MARCH 31, 2014	163

Notes to Financial Statements (Cont.)

	PIMCO Diversified Income Fund (2)				PIMCO Floating Income Fund (3)
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	90,845	$1,074,483	196,295	$2,369,674	87,810	$787,768	27,165	$237,480
Class P	4,233	50,051	7,189	86,679	22,452	197,280	2,259	19,928
Administrative Class	471	5,575	715	8,700	231	2,031	17	156
Class D	4,316	52,103	14,122	170,367	2,867	25,288	3,629	32,301
Class A	4,851	57,501	15,615	189,325	21,331	187,487	8,964	79,895
Class B	86	1,007	104	1,259	0	0	0	0
Class C	2,708	32,188	4,978	60,286	15,521	136,463	2,564	22,915
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	25,432	296,227	25,421	308,170	13,993	123,472	19,433	171,190
Class P	216	2,519	280	3,394	212	1,866	111	982
Administrative Class	51	592	42	514	4	36	1	8
Class D	529	6,173	649	7,893	160	1,411	257	2,254
Class A	982	11,455	1,248	15,147	876	7,719	620	5,460
Class B	14	165	20	238	0	0	0	0
Class C	550	6,400	577	7,000	543	4,785	323	2,845
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(217,663)	(2,520,417)	(106,256)	(1,276,132)	(345,614)	(3,036,206)	(10,651)	(92,928)
Class P	(7,801)	(90,398)	(2,936)	(35,769)	(5,565)	(48,914)	(1,190)	(10,470)
Administrative Class	(755)	(8,812)	(297)	(3,618)	(40)	(354)	(22)	(186)
Class D	(13,338)	(154,579)	(7,326)	(88,952)	(3,716)	(32,845)	(7,352)	(64,835)
Class A	(16,785)	(195,527)	(10,430)	(125,819)	(14,876)	(130,934)	(5,234)	(45,831)
Class B	(284)	(3,326)	(326)	(3,911)	0	0	0	0
Class C	(7,434)	(86,401)	(3,015)	(36,479)	(6,019)	(52,981)	(2,356)	(20,661)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(128,776)	$(1,463,021)	136,669	$1,657,966	(209,830)	$(1,826,628)	38,538	$340,503

164	PIMCO CREDIT BOND FUNDS

March 31, 2014

PIMCO High Yield Fund (4)				PIMCO High Yield Spectrum Fund (5)
Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

320,668	$3,081,885	705,630	$6,661,593	26,151	$288,350	163,572	$1,750,773
21,646	208,270	24,186	229,442	1,361	15,002	4,156	43,978
21,632	208,651	25,206	239,361	0	0	0	0
41,316	397,537	44,330	419,979	10,457	114,377	13,385	142,774
28,809	277,364	41,961	396,627	4,578	50,236	4,202	44,717
213	2,047	104	994	0	0	0	0
11,244	108,086	11,886	112,191	978	10,757	178	1,934
2,186	21,020	3,017	28,694	0	0	0	0

68,688	660,066	84,959	807,811	21,416	235,123	12,011	129,496
2,122	20,407	2,427	23,096	369	4,053	194	2,113
4,456	42,817	6,000	56,947	0	0	0	0
3,764	36,204	4,780	45,434	335	3,688	271	2,922
5,535	53,214	6,700	63,637	174	1,914	130	1,404
36	348	68	645	0	0	0	0
2,226	21,396	2,600	24,711	45	490	13	137
311	2,990	326	3,105	0	0	0	0

(842,654)	(8,096,742)	(548,785)	(5,205,605)	(31,241)	(343,998)	(2,537)	(27,339)
(27,345)	(262,476)	(23,955)	(228,549)	(694)	(7,635)	(475)	(5,047)
(43,618)	(418,868)	(52,479)	(496,635)	0	0	0	0
(60,993)	(585,068)	(58,076)	(545,134)	(12,695)	(140,369)	(8,258)	(87,195)
(50,351)	(483,559)	(61,328)	(578,539)	(4,839)	(53,026)	(1,641)	(17,624)
(682)	(6,550)	(1,204)	(11,350)	0	0	0	0
(19,028)	(182,628)	(16,284)	(154,072)	(251)	(2,755)	(172)	(1,816)
(3,141)	(30,133)	(2,413)	(22,809)	0	0	0	0
(512,960)	$(4,923,722)	199,656	$1,871,574	16,144	$176,207	185,029	$1,981,227

ANNUAL REPORT	MARCH 31, 2014	165

Notes to Financial Statements (Cont.)

	PIMCO Long-Term Credit Fund (6)				PIMCO Senior Floating Rate Fund (7)
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	243,312	$3,003,593	168,130	$2,233,329	89,931	$926,993	178,489	$1,812,415
Class P	11,896	141,877	276	3,603	5,058	52,001	374	3,846
Class D	0	0	0	0	6,260	64,366	1,028	10,519
Class A	0	0	0	0	18,629	191,703	2,628	26,968
Class C	0	0	0	0	14,373	147,844	751	7,695
Class R	0	0	0	0	669	6,873	185	1,878
Issued as reinvestment of distributions
Institutional Class	29,424	353,965	20,460	268,917	9,212	94,661	5,212	53,292
Class P	4	48	4	53	122	1,256	13	131
Class D	0	0	0	0	145	1,488	13	128
Class A	0	0	0	0	481	4,936	39	398
Class C	0	0	0	0	292	2,995	13	128
Class R	0	0	0	0	11	113	2	24
Cost of shares redeemed
Institutional Class	(129,658)	(1,570,141)	(51,372)	(667,869)	(103,253)	(1,062,242)	(3,422)	(34,387)
Class P	(715)	(8,681)	(38)	(499)	(1,925)	(19,783)	(233)	(2,336)
Class D	0	0	0	0	(3,733)	(38,375)	(178)	(1,811)
Class A	0	0	0	0	(6,183)	(63,464)	(273)	(2,792)
Class C	0	0	0	0	(3,893)	(39,962)	(121)	(1,237)
Class R	0	0	0	0	(230)	(2,359)	(79)	(812)
Net increase resulting from Fund share transactions	154,263	$1,920,661	137,460	$1,837,534	25,966	$269,044	184,441	$1,874,047

(1)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 75% of the Fund, and each of the two shareholders are related parties of the Fund.*
(2)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 39% of the Fund, and each of the two shareholders are related parties of the Fund.*
(3)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 57% of the Fund, and each of the two shareholders are related parties of the Fund.*
(4)	As of March 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 11% of the Fund, and the shareholder is a related party of the Fund.*
(5)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 89% of the Fund, and each of the two shareholders are related parties of the Fund.*
(6)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 35% of the Fund, and each of the two shareholders are related parties of the Fund.*
(7)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 70% of the Fund, and each of the two shareholders are related parties of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

166	PIMCO CREDIT BOND FUNDS

March 31, 2014

As of March 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book- to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral- Capital (4)	Qualified Late-Year Loss Deferral- Ordinary (5)
PIMCO Convertible Fund	$15,492	$0	$18,532	$0	$(6,370)	$0	$0
PIMCO Credit Absolute Return Fund	16,425	0	24,222	(6,805)	0	0	0
PIMCO Diversified Income Fund	0	17,113	154,897	(50,542)	0	0	0
PIMCO Floating Income Fund	5,393	0	55,568	(23,295)	(494,099)	0	0
PIMCO High Yield Fund	13,280	26,217	938,793	(107,631)	0	0	0
PIMCO High Yield Spectrum Fund	3,806	16,425	177,759	(63,002)	0	0	0
PIMCO Long-Term Credit Fund	0	0	195,802	(24,324)	0	(167,085)	0
PIMCO Senior Floating Rate Fund	1,348	585	19,712	(1,241)	0	0	0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, unamortized premium on convertible bonds, contingent payment debt instruments, and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through March 31, 2014 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2013 through March 31, 2014 and Ordinary losses realized during the period January 1, 2014 through March 31, 2014, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2014, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands) (6)
	03/31/2014	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO Convertible Fund	$0	$0	$0	$0	$0	$0
PIMCO Credit Absolute Return Fund	0	0	0	0	0	0
PIMCO Diversified Income Fund	0	0	0	0	0	0
PIMCO Floating Income Fund *	0	0	0	299,522	41,823	0
PIMCO High Yield Fund	0	0	0	0	0	0
PIMCO High Yield Spectrum Fund	0	0	0	0	0	0
PIMCO Long-Term Credit Fund	0	0	0	0	0	0
PIMCO Senior Floating Rate Fund	0	0	0	0	0	0

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2014, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Convertible Fund	$0	$6,370
PIMCO Credit Absolute Return Fund	0	0
PIMCO Diversified Income Fund	0	0
PIMCO Floating Income Fund*	152,754	0
PIMCO High Yield Fund	0	0
PIMCO High Yield Spectrum Fund	0	0
PIMCO Long-Term Credit Fund	0	0
PIMCO Senior Floating Rate Fund	0	0

(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

ANNUAL REPORT	MARCH 31, 2014	167

Notes to Financial Statements (Cont.)

March 31, 2014

As of March 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO Convertible Fund	$157,425	$20,708	$(1,868)	$18,840
PIMCO Credit Absolute Return Fund	2,657,978	29,338	(6,988)	22,350
PIMCO Diversified Income Fund	5,197,062	231,684	(108,402)	123,282
PIMCO Floating Income Fund	2,236,320	95,854	(64,265)	31,589
PIMCO High Yield Fund	13,543,014	962,046	(43,084)	918,962
PIMCO High Yield Spectrum Fund	3,058,977	198,795	(21,059)	177,736
PIMCO Long-Term Credit Fund	6,483,463	263,053	(103,018)	160,035
PIMCO Senior Floating Rate Fund	2,615,817	24,555	(5,978)	18,577

(7)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, sale/buyback transactions, contingent payment debt instruments, Lehman securities, and unamortized premium on convertible bonds for federal income tax purposes.

For the fiscal years ended March 31, 2014 and March 31, 2013, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2014			March 31, 2013
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Convertible Fund	$43,333	$19,863	$0	$62,811	$3,442	$0
PIMCO Credit Absolute Return Fund	35,184	805	0	8,799	0	0
PIMCO Diversified Income Fund	249,808	90,736	0	348,243	16,259	0
PIMCO Floating Income Fund	146,159	0	0	184,928	0	0
PIMCO High Yield Fund	977,764	0	0	1,186,083	0	0
PIMCO High Yield Spectrum Fund	233,890	11,627	0	136,180	118	0
PIMCO Long-Term Credit Fund	351,057	19,614	9,225	244,545	30,907	0
PIMCO Senior Floating Rate Fund	103,244	3,316	0	54,277	161	0

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

168	PIMCO CREDIT BOND FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Convertible Fund, PIMCO Credit Absolute Return Fund, PIMCO Diversified Income Fund, PIMCO Floating Income Fund, PIMCO High Yield Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Fund and PIMCO Senior Floating Rate Fund (eight series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2014, the results of each of their operations and the changes in each of their net assets, the cash flows for PIMCO Long-Term Credit Fund, and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2014

ANNUAL REPORT	MARCH 31, 2014	169

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RDR	RBC Dain Rausher, Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SBI	Citigroup Global Markets Ltd.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SGY	Societe Generale, New York
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CFR	Credit Suisse Securities (Europe) Ltd.	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co., Inc.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSX	Morgan Stanley Capital Group, Inc.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	IDR	Indonesian Rupiah	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
CHF	Swiss Franc	MXN	Mexican Peso	ZAR	South African Rand
CNY	Chinese Renminbi	NOK	Norwegian Krone
EUR	Euro	PLN	Polish Zloty

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CBOT	Chicago Board of Trade	OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MCDX	Municipal Bond Credit Derivative Index

Municipal Bond or Agency Abbreviations:
FGIC	Financial Guaranty Insurance Co.	GTD	Guaranteed	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	MBS	Mortgage-Backed Security
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	M-S-R	Mechanical Systems Review
BBR	Bank Bill Rate	JSC	Joint Stock Company	REIT	Real Estate Investment Trust
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate

170	PIMCO CREDIT BOND FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2014) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of each Funds’ fiscal 2013 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2014 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Convertible Fund	8.25%	8.25%	$3,986	$4,329
PIMCO Credit Absolute Return Fund	1.02%	1.02%	29,502	5,684
PIMCO Diversified Income Fund	0.13%	0.13%	298,365	0
PIMCO Floating Income Fund	0.16%	0.16%	146,159	0
PIMCO High Yield Fund	0.68%	0.68%	977,714	0
PIMCO High Yield Spectrum Fund	0.22%	0.22%	200,778	33,111
PIMCO Long-Term Credit Fund	0.22%	0.22%	263,925	93,561
PIMCO Senior Floating Rate Fund	0.00%	0.00%	29	0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

ANNUAL REPORT	MARCH 31, 2014	171

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO.	171	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	171	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

172	PIMCO CREDIT BOND FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to Present	Managing Director and Chief Investment Officer, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	MARCH 31, 2014	173

Privacy Policy

(Unaudited)

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

174	PIMCO CREDIT BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

Sign up for e-delivery

To get future shareholder reports online and to eliminate mailings, go to: pimco.com/edelivery

pimco.com/investments

PF3003AR_033114

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2014

Fundamental Index Funds

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund

PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Fundamental Advantage Absolute Return Strategy Fund

PIMCO Fundamental IndexPLUS® AR Fund

PIMCO International Fundamental IndexPLUS® AR Strategy Fund

PIMCO Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Low Volatility RAFI®-PLUS AR Fund

PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund

PIMCO Worldwide Fundamental Advantage AR Strategy Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		15
Benchmark Descriptions		18
Financial Highlights		20
Statements of Assets and Liabilities		26
Statements of Operations		30
Statements of Changes in Net Assets		32
Notes to Financial Statements		134
Report of Independent Registered Public Accounting Firm		157
Glossary		158
Federal Income Tax Information		159
Management of the Trust		160
Privacy Policy		162
Approval of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement		163

Fund	Fund Summary	Schedule of Investments

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	6	34
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	7	47
PIMCO Fundamental Advantage Absolute Return Strategy Fund	8	56
PIMCO Fundamental IndexPLUS® AR Fund	9	67
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	10	79
PIMCO Intl Low Volatility RAFI® -PLUS AR Fund	11	92
PIMCO Low Volatility RAFI®-PLUS AR Fund	12	102
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	13	110
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	14	121

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past twelve months, investors faced periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical issues in the Middle East and Ukraine, and growing concern over China’s economic health.

Beginning in mid-May 2013 conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow the pace of its quantitative easing (“QE”) asset purchase program. The shift in tone fueled a broad-based sell-off within fixed income assets throughout most of the summer, reducing market liquidity and pushing yields higher across the risk spectrum.

In September 2013, then-Fed Chairman Ben Bernanke clarified the central bank’s commitment to maintain its asset purchases of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero to 25 basis point range. The Fed also announced its intent to delay any tapering until more convincing indicators of economic growth become apparent, and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore moving higher) and a rally across most equity markets.

By October 2013, investors were once again kept on edge due to the partial shutdown of the U.S. government that began during the first week of October, and the debt ceiling negotiations between the White House and Congress. Investors were relieved by the last-minute deal announced on October 17 to reopen the U.S. government and raise the debt ceiling. Towards the latter part of December 2013, the Fed announced that beginning in January it would gradually exit its bond-buying program. While the markets had months to prepare for the announcement, equities and prices on other risk assets surged while bond yields drifted higher.

More recently in March 2014, Janet Yellen, making her first official statement since becoming Fed Chair the month before, alluded to the possibility of earlier-than-expected hikes in the Federal Funds Rate. Her comments caused a spike in short-term yields, contributing to bond market volatility and a steepening yield curve.

Overseas, European economies continued to stabilize, but concerns rose in Asia, especially over China’s economic health. In addition to weaker economic data, China experienced its first-ever corporate default, exposing cracks in the country’s vast and overleveraged shadow banking system. Weaker economic data in Japan weighed on Japanese equity markets, while geopolitical concerns in Ukraine over Russia’s annexation of Crimea also caused investor jitters.

Highlights of our twelve-month reporting period include:

■

U.S. Treasuries posted negative returns, as measured by the Barclays U.S. Treasury Index, which declined 1.26%. Concerns over declining global liquidity, economic weakness in China, and uncertainty surrounding Ukraine contributed to demand for safe-haven assets during the latter part of the period. U.S. Treasuries also gave back some price gains in March 2014 as markets reacted to comments made by Fed Chair Janet Yellen regarding the timing of future Federal Funds Rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.72% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a negative return of 6.49%, as represented by the Barclays U.S. TIPS Index, and underperformed nominal U.S. Treasuries as breakeven inflation levels generally narrowed. Although inflation is expected to move higher as the U.S. economy improves, core inflation still remains exceptionally low by historical standards. Shorter-maturity U.S. TIPS lagged the broader TIPS market late in the reporting period as the positive effects from the commodity rally in the first quarter of 2014 was partially offset by financial markets pricing in a faster-than-expected pace of Fed tapering. Diversified commodities posted negative returns for the overall reporting period, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 2.10%.

2	PIMCO FUNDAMENTAL INDEX FUNDS

■

Agency mortgage-backed securities (“MBS”) posted positive returns for the reporting period and outperformed like-duration U.S. Treasuries. However, the Fed’s tapering of Agency MBS during the first quarter of 2014 and the rise in interest rates during the summer of 2013 negatively impacted lower coupon 30-year MBS, with these securities underperforming like-duration U.S. Treasuries. At the current pace of quantitative easing, the Federal Reserve has outlined plans to conduct $25 billion in net MBS purchases in April versus $40 billion per month in 2013. Non-Agency MBS performance was strong as the sector continued to benefit from improving housing fundamentals and limited outstanding supply.

■

The U.S. investment grade credit market returned 1.02%, as measured by the Barclays U.S. Credit Index. Spreads narrowed to the lowest level since mid-2007, amid improving global growth fundamentals. The high yield sector posted positive returns, benefiting from an idyllic mix of robust inflows and light new supply during the reporting period. Bank loans also posted relatively healthy returns as investor demand for less interest rate sensitive assets remained strong.

■

Tax-exempt municipal bonds returned 0.39%, as represented by the Barclays Municipal Bond Index. Municipal bond market returns were driven by coupon income as municipal yields moved higher with U.S. Treasury rates. Municipal market demand exhibited weakness throughout the last three quarters of 2013, as municipal mutual funds recorded over $63 billion of outflows. This was somewhat mitigated by low supply conditions, as primary new issue supply declined year-over-year, driven by a deterioration of refunding volume in the higher interest rate environment. Taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, declined 1.17% over the reporting period.

■

Emerging markets (“EM”) external debt outperformed U.S. Treasuries during the reporting period as carry mitigated moderate spread widening and rising U.S. Treasury yields. EM local debt, however, underperformed U.S. Treasuries due to weaker EM currencies and a rise in yields which weighed on returns for EM local assets.

■

U.S. equities returned 21.86%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 19.07%. The rally in developed market equities was encouraged by increased risk taking among investors in their search for higher-returning assets, and signs of continuing economic growth in the U.S. and Europe. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 1.43% as investors generally shunned EM equities in favor of their developed market counterparts.

On the following pages of this PIMCO Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected performance over the twelve-month reporting period ended March 31, 2014.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, inverse correlation and compounding risk, smaller company risk, management risk, operational risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, tax risk, and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO FUNDAMENTAL INDEX FUNDS

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	11/26/08	11/26/08	01/07/11	05/31/12	05/31/13	05/31/13	05/31/13
PIMCO EMG Intl Low Volatility RAFI®- PLUS AR Fund	12/30/13	12/30/13	12/30/13	—	12/30/13	12/30/13	12/30/13
PIMCO Fundamental Advantage Absolute Return Strategy Fund	02/29/08	02/29/08	06/30/10	—	07/31/08	07/31/08	07/31/08
PIMCO Fundamental IndexPLUS® AR Fund	06/30/05	06/30/05	04/30/08	06/30/05	06/30/05	06/30/05	06/30/05
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	09/30/11	09/30/11	—	—	02/28/14	02/28/14	02/28/14
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	12/30/13	12/30/13	12/30/13	—	12/30/13	12/30/13	12/30/13
PIMCO Low Volatility RAFI®-PLUS AR Fund	12/30/13	12/30/13	12/30/13	—	12/30/13	12/30/13	12/30/13
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	09/30/11	09/30/11	—	—	02/28/14	02/28/14	02/28/14
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	11/30/12	11/30/12	04/01/13	—	04/01/13	04/01/13	04/01/13

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, and Class C shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2014	5

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund

Institutional Class - PEFIX	Class A - PEFFX
Class P - PEFPX	Class C - PEFCX
Class D - PEFDX	Administrative Class - PEFAX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	41.6%
Corporate Bonds & Notes	16.8%
U.S. Government Agencies	16.6%
Sovereign Issues	8.6%
U.S. Treasury Obligations	6.6%
Other	9.8%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (11/26/08)
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund Institutional Class	-5.04%	19.35%	20.32%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund Class P	-5.32%	19.18%	20.15%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund Administrative Class	-5.45%	19.03%	20.00%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund Class D	-5.53%	18.85%	19.81%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund Class A	-5.26%	18.91%	19.88%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund Class A (adjusted)	-8.79%	18.01%	19.02%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund Class C	-6.27%	17.95%	18.91%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund Class C (adjusted)	-7.21%	17.95%	18.91%
MSCI Emerging Markets Index (Net Dividends in USD)	-1.43%	14.48%	15.86%
Lipper Emerging Market Funds Average	-0.64%	14.39%	14.65%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 1.15% for the Institutional Class shares, 1.25% for Class P shares, 1.40% for Administrative Class shares, 1.55% for Class D shares, 1.55% for Class A shares and 2.30% for Class C shares.

Portfolio Insights

»

The PIMCO EM Fundamental IndexPLUS® AR Strategy Fund seeks to exceed the total return of the MSCI Emerging Markets Index (the “Benchmark”) by investing under normal circumstances in derivatives based on the Enhanced RAFI® Emerging Markets Strategy Index (“Enhanced RAFI® EM”), backed by a diversified short to intermediate duration portfolio comprised of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Fund’s holdings of equity index derivatives detracted from performance as the Enhanced RAFI® EM posted negative returns over the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, positive exposure to U.S. duration (or sensitivity to changes in market interest rates) detracted from returns as U.S. Treasury yields rose during the reporting period.

»	Exposure to the debt of Spain and Italy contributed to returns as yields in these countries fell during the reporting period.

»	An allocation to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose during the reporting period.

»	Holdings of investment grade corporate bonds benefited performance as this sector generated positive returns over the reporting period.

6	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund

Institutional Class - PLVLX	Class A - PLVVX
Class P - PLVWX	Class C - PLVOX
Class D - PLVDX

Allocation Breakdown‡
Short-Term Instruments	34.3%
Corporate Bonds & Notes	33.4%
Sovereign Issues	16.3%
U.S. Treasury Obligations	7.4%
Mortgage-Backed Securities	5.3%
Other	3.3%
‡	% of Total Investments as of 03/31/14

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended March 31, 2014
Fund Inception (12/30/13)
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund Institutional Class	-0.40%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund Class P	-0.50%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund Class D	-0.50%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund Class A	-0.50%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund Class A (adjusted)	-4.23%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund Class C	-0.70%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund Class C (adjusted)	-1.69%
MSCI Emerging Markets Index (Net Dividends in USD)	-0.35%
Lipper Emerging Market Funds Average	-0.75%*

All Fund returns are net of fees and expenses.

* Average cumulative total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 1.16% for the Institutional Class shares, 1.26% for Class P shares, 1.56% for Class D shares, 1.56% for Class A shares and 2.31% for Class C shares.

Portfolio Insights

»

The PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund seeks to exceed the total return of the MSCI Emerging Markets Index (Net Dividends in USD) (the “Benchmark Index”) by investing under normal circumstances in derivatives based on the RA Emerging Markets Low Volatility Equity Income Index (“RA Emerging Markets Low Volatility Index”) backed by a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The RA Emerging Markets Low Volatility Index construction process begins by using the Research Affiliates Fundamental Index® (“RAFI®”) methodology, which is a patented, innovative indexing approach developed by Research Affiliates, LLC. The methodology weights companies by fundamental factors—including sales, cash flows, dividends and book value. The RA Emerging Markets Low Volatility Index selects a subset of securities based upon volatility, income and leverage in an effort to enhance returns and reduce portfolio volatility attributable to equity market downside risk.

»	The Fund commenced operations on December 30, 2013.

»

The Fund’s holdings of equity index derivatives contributed to performance as the RA EM Low Volatility Equity Income Index posted slightly positive returns for the period since inception of the Fund through the end of the reporting period on March 31, 2014.

»

Within the fixed income collateral backing the equity index derivatives, positive exposure to U.S. duration (or sensitivity to changes in market interest rates) added to returns as U.S. Treasury yields moved favorably to the Fund’s positioning during the period from the Fund’s inception through the end of the reporting period.

»	Exposure to the debt of Spain and Italy contributed to returns as yields in these countries fell during the period from the Fund’s inception through the end of the reporting period.

»	Exposure to duration in Brazil and Mexico benefited performance as yields in these countries fell during the period from the Fund’s inception through the end of the reporting period.

»

An allocation to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose during the period from the Fund’s inception through the end of the reporting period.

»	Holdings of investment grade corporate bonds benefited performance as this sector generated positive returns during the period from the Fund’s inception through the end of the reporting period.

»

Holdings of U.S. Treasury Inflation-Protected Securities detracted from performance as breakeven inflation levels declined during the period from the Fund’s inception through the end of the reporting period.

ANNUAL REPORT	MARCH 31, 2014	7

PIMCO Fundamental Advantage Absolute Return Strategy Fund

Institutional Class - PFATX	Class A - PTFAX
Class P - PFAPX	Class C - PTRCX
Class D - PFSDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	32.1%
Corporate Bonds & Notes	21.4%
Sovereign Issues	15.6%
U.S. Government Agencies	12.1%
U.S. Treasury Obligations	8.4%
Mortgage-Backed Securities	5.3%
Other	5.1%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (02/29/08)
PIMCO Fundamental Advantage Absolute Return Strategy Fund Institutional Class	1.57%	9.20%	6.86%
PIMCO Fundamental Advantage Absolute Return Strategy Fund Class P	1.45%	9.06%	6.73%
PIMCO Fundamental Advantage Absolute Return Strategy Fund Class D	1.24%	8.72%	6.40%
PIMCO Fundamental Advantage Absolute Return Strategy Fund Class A	1.24%	8.72%	6.42%
PIMCO Fundamental Advantage Absolute Return Strategy Fund Class A (adjusted)	-2.56%	7.89%	5.75%
PIMCO Fundamental Advantage Absolute Return Strategy Fund Class C	0.36%	7.88%	5.74%
PIMCO Fundamental Advantage Absolute Return Strategy Fund Class C (adjusted)	-0.53%	7.88%	5.74%
3 Month USD LIBOR Index	0.26%	0.40%	0.83%
Lipper Alternative Equity Market Neutral Funds Average	2.74%	2.81%	1.07%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.90% for the Institutional Class shares, 1.00% for Class P shares, 1.30% for Class D shares, 1.30% for Class A shares, and 2.05% for Class C shares.

Portfolio Insights

»

The PIMCO Fundamental Advantage Absolute Return Strategy Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI® U.S. Large and short exposure to the S&P 500 Index, backed by a diversified portfolio of short and intermediate maturity Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps to gain long exposure to Enhanced RAFI® U.S. Large and short exposure to the S&P 500 Index.

»

The Fund’s long exposure to the Enhanced RAFI® U.S. Large Index and short exposure to the S&P 500 Index through equity index derivatives benefited performance as the Enhanced RAFI® U.S. Large Index posted positive returns that were greater than the returns of the S&P 500 Index over the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, positive exposure to U.S. duration (or sensitivity to changes in market interest rates) detracted from returns as U.S. Treasury yields generally rose over the reporting period.

»	Exposure to the debt of Spain and Italy contributed to returns as yields in these countries fell during the reporting period.

»	An allocation to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose during the reporting period.

»	Exposure to investment grade corporate bonds benefited performance as this sector posted positive returns over the reporting period.

8	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO Fundamental IndexPLUS® AR Fund

Institutional Class - PXTIX	Class D - PIXDX
Class P - PIXPX	Class A - PIXAX
Administrative Class - PXTAX	Class C - PIXCX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	33.1%
Corporate Bonds & Notes	21.5%
U.S. Treasury Obligations	14.5%
U.S. Government Agencies	12.2%
Sovereign Issues	9.9%
Mortgage-Backed Securities	5.3%
Other	3.5%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (06/30/05)
PIMCO Fundamental IndexPLUS® AR Fund Institutional Class	22.36%	34.90%	12.49%
PIMCO Fundamental IndexPLUS® AR Fund Class P	22.20%	34.73%	12.35%
PIMCO Fundamental IndexPLUS® AR Fund Administrative Class	22.12%	34.52%	12.19%
PIMCO Fundamental IndexPLUS® AR Fund Class D	21.86%	34.31%	12.02%
PIMCO Fundamental IndexPLUS® AR Fund Class A	22.03%	34.36%	12.04%
PIMCO Fundamental IndexPLUS® AR Fund Class A (adjusted)	17.45%	33.34%	11.55%
PIMCO Fundamental IndexPLUS® AR Fund Class C	20.87%	33.30%	11.21%
PIMCO Fundamental IndexPLUS® AR Fund Class C (adjusted)	19.87%	33.30%	11.21%
S&P 500 Index	21.86%	21.16%	7.55%
Lipper Large-Cap Core Funds Average	21.16%	19.74%	6.99%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.79% for the Institutional Class shares, 0.89% for Class P shares, 1.04% for Administrative Class shares, 1.19% for Class D shares, 1.19% for Class A shares, and 1.94% for Class C shares.

Portfolio Insights

»

The PIMCO Fundamental IndexPLUS® AR Fund seeks to exceed the total return of the S&P 500 Index, by investing under normal circumstances in derivatives based on Enhanced RAFI® US Large, backed by a portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s holdings of equity index derivatives benefited performance as the Enhanced RAFI® US Large Index posted positive returns over the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, positive exposure to U.S. duration (or sensitivity to changes in market interest rates) detracted from returns as U.S. Treasury yields generally rose over the reporting period.

»	Exposure to the debt of Spain and Italy contributed to returns as yields in these countries fell during the reporting period.

»	An allocation to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose during the reporting period.

»	Exposure to investment grade corporate bonds benefited performance as the sector generally posted positive returns over the reporting period.

ANNUAL REPORT	MARCH 31, 2014	9

PIMCO International Fundamental IndexPLUS® AR Strategy Fund

Institutional Class - PTSIX	Class A - PTSOX
Class D - PTSLX	Class C - PTSKX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	62.0%
Corporate Bonds & Notes	13.0%
Sovereign Issues	6.9%
U.S. Government Agencies	6.2%
Mortgage-Backed Securities	4.0%
Other	7.9%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (09/30/11)
PIMCO International Fundamental IndexPLUS® AR Strategy Fund Institutional Class	26.29%	23.11%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund Class D	25.80%	22.68%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund Class A	25.90%	22.72%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund Class A (adjusted)	21.17%	20.85%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund Class C	24.94%	21.80%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund Class C (adjusted)	23.94%	21.80%
MSCI EAFE Net Dividend Index (USD Unhedged)	17.56%	17.54%
Lipper International Multi-Cap Core Funds Average	15.70%	17.26%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.83% for the Institutional Class shares, 1.18% for Class D shares, 1.18% for Class A shares, and 1.93% for Class C shares.

Portfolio Insights

»

The PIMCO International Fundamental IndexPLUS® AR Strategy Fund seeks total return which exceeds that of the MSCI EAFE Net Dividend Index (USD Unhedged), by investing under normal circumstances in derivatives based on the Enhanced RAFI® International Large, backed by a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Fund’s holdings of equity index derivatives benefited performance as the eRAFI International Large Index posted positive returns over the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, positive exposure to U.S. duration (or sensitivity to changes in market interest rates) detracted from returns as U.S. Treasury yields generally rose over the reporting period.

»	Exposure to the debt of Spain and Italy contributed to returns as yields in these countries fell over the reporting period.

»	Exposure to Brazilian duration detracted from performance as interest rates in Brazil rose over the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose over the reporting period.

»	Exposure to investment grade corporate bonds benefited performance as this sector generated positive performance over the reporting period.

10	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO Intl Low Volatility RAFI®-PLUS AR Fund

Institutional Class - PLVTX	Class A - PLVBX
Class P - PLVZX	Class C - PLVQX
Class D - PLVRX

Allocation Breakdown‡
Short-Term Instruments	42.5%
Corporate Bonds & Notes	24.5%
Sovereign Issues	15.1%
U.S. Treasury Obligations	6.0%
U.S. Government Agencies	4.6%
Other	7.3%
‡	% of Total Investments as of 03/31/14

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended March 31, 2014
Fund Inception (12/30/13)
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Institutional Class	1.30%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Class P	1.30%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Class D	1.20%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Class A	1.20%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Class A (adjusted)	-2.60%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Class C	1.00%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Class C (adjusted)	0.00%
MSCI EAFE Net Dividend Index (USD Unhedged)	0.77%
Lipper International Multi-Cap Core Funds Average	0.28%*

All Fund returns are net of fees and expenses.

* Average cumulative total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.83% for the Institutional Class shares, 0.93% for Class P shares, 1.18% for Class D shares, 1.18% for Class A shares and 1.93% for Class C shares.

Portfolio Insights

»

The PIMCO Intl Low Volatility RAFI®-PLUS AR Fund seeks total return which exceeds that of the MSCI EAFE Net Dividend Index (USD Unhedged) (the “Benchmark Index”) by investing under normal circumstances in derivatives based on the RA International Low Volatility Equity Income Index (“RA International Low Volatility Index”), backed by a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The RA International Low Volatility Index construction process begins by using the Research Affiliates Fundamental Index® (“RAFI®”) methodology, which is a patented, innovative indexing approach developed by Research Affiliates, LLC. The methodology weights companies by fundamental factors—including sales, cash flows, dividends and book value. The RA International Low Volatility Index selects a subset of securities based upon volatility, income and leverage in an effort to enhance returns and reduce portfolio volatility attributable to equity market downside risk.

»	The Fund commenced operations on December 30, 2013.

»

The Fund’s holdings of equity index derivatives benefited performance as the RA International Low Volatility Equity Income Index posted positive returns for the period since inception of the Fund through the end of the reporting period on March 31, 2014.

»

Within the fixed income collateral backing the equity index derivatives, positive exposure to U.S. duration (or sensitivity to changes in market interest rates) added to returns as U.S. Treasury yields moved favorably to the Fund’s positioning during the period from the Fund’s inception through the end of the reporting period.

»	Exposure to the debt of Spain and Italy contributed to returns as yields in these countries fell during the period from the Fund’s inception through the end of the reporting period.

»	Exposure to duration in Brazil and Mexico benefited performance as yields in these countries fell during the period from the Fund’s inception through the end of the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose during the period from the Fund’s inception through the end of the reporting period.

»	Exposure to investment grade corporate bonds benefited performance as this sector generated positive performance during the period from the Fund’s inception through the end of the reporting period.

»

Holdings of U.S. Treasury Inflation-Protected Securities detracted from performance as breakeven inflation levels declined during the period from the Fund’s inception through the end of the reporting period.

ANNUAL REPORT	MARCH 31, 2014	11

PIMCO Low Volatility RAFI®-PLUS AR Fund

Institutional Class - PILVX	Class A - PXLVX
Class P - PPLVX	Class C - POLVX
Class D - PDLVX

Allocation Breakdown‡
Short-Term Instruments	54.3%
Corporate Bonds & Notes	19.4%
Sovereign Issues	11.3%
U.S. Treasury Obligations	6.3%
Mortgage-Backed Securities	4.7%
Other	4.0%
‡	% of Total Investments as of 03/31/14

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended March 31, 2014
Fund Inception (12/30/13)
PIMCO Low Volatility RAFI®-PLUS AR Fund Institutional Class	3.20%
PIMCO Low Volatility RAFI®-PLUS AR Fund Class P	3.20%
PIMCO Low Volatility RAFI®-PLUS AR Fund Class D	3.10%
PIMCO Low Volatility RAFI®-PLUS AR Fund Class A	3.10%
PIMCO Low Volatility RAFI®-PLUS AR Fund Class A (adjusted)	-0.77%
PIMCO Low Volatility RAFI®-PLUS AR Fund Class C	2.90%
PIMCO Low Volatility RAFI®-PLUS AR Fund Class C (adjusted)	1.90%
S&P 500 Index	2.22%
Lipper Large-Cap Core Funds Average	1.68%*

All Fund returns are net of fees and expenses.

* Average cumulative total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.80% for the Institutional Class shares, 0.90% for Class P shares, 1.20% for Class D shares, 1.20% for Class A shares and 1.95% for Class C shares.

Portfolio Insights

»

The PIMCO Low Volatility RAFI®-PLUS AR Fund seeks to exceed the total return of the S&P 500 (the “Benchmark Index”) by investing under normal circumstances in derivatives based on the RA US Low Volatility Equity Income Index (“RA US Low Volatility Index”) backed by a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The RA US Low Volatility Index construction process begins by using the Research Affiliates Fundamental Index® (“RAFI®”) methodology, which is a patented, innovative indexing approach developed by Research Affiliates, LLC. The methodology weights companies by fundamental factors—including sales, cash flows, dividends and book value. The RA US Low Volatility Index selects a subset of securities based upon volatility, income and leverage in an effort to enhance returns and reduce portfolio volatility attributable to equity market downside risk.

»	The Fund commenced operations on December 30, 2013.

»

The Fund’s holdings of equity index derivatives benefited performance as the RA US Low Volatility Equity Income Index posted positive returns for the period since inception of the Fund through the end of the reporting period on March 31, 2014.

»

Within the fixed income collateral backing the equity index derivatives, positive exposure to U.S. duration (or sensitivity to changes in market interest rates) added to returns as U.S. Treasury yields moved favorably to the Fund’s positioning during the period from inception of the Fund through the end of the reporting period.

»	Exposure to the debt of Spain and Italy contributed to returns as yields in these countries fell during the period from inception of the Fund through the end of the reporting period.

»	Exposure to duration in Brazil and Mexico benefited performance as yields in these countries fell over the period from the Fund’s inception through the end of the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose during the period from inception of the Fund through the end of the reporting period.

»	Exposure to investment grade corporate bonds benefited performance as this sector posted positive returns during the period from inception of the Fund through the end of the reporting period.

»

Holdings of U.S. Treasury Inflation-Protected Securities detracted from performance as breakeven inflation levels declined during the period from the Fund’s inception through the end of the reporting period.

12	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund

Institutional Class - PCFIX	Class A - PCFAX
Class D - PCFDX	Class C - PCFEX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	29.6%
Corporate Bonds & Notes	22.7%
Sovereign Issues	16.0%
U.S. Government Agencies	11.5%
U.S. Treasury Obligations	7.2%
Mortgage-Backed Securities	5.2%
Other	7.8%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (09/30/11)
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund Institutional Class	26.01%	34.31%
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund Class D	25.51%	33.82%
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund Class A	25.51%	33.82%
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund Class A (adjusted)	20.83%	31.79%
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund Class C	24.56%	32.83%
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund Class C (adjusted)	23.62%	32.83%
Russell 2000® Index	24.90%	28.87%
Lipper Small-Cap Core Funds Average	23.71%	27.42%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.84% for the Institutional Class shares, 1.19% for Class D shares, 1.19% for Class A shares, and 1.94% for Class C shares.

Portfolio Insights

»

The PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in derivatives based on the Enhanced RAFI® (eRAFI) Small Company Index, backed by a diversified portfolio of short to intermediate duration Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Fund’s holdings of equity index derivatives benefited performance as the eRAFI Small Company Index posted positive returns over the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, positive exposure to U.S. duration (or sensitivity to changes in market interest rates) detracted from returns as U.S. Treasury yields rose over the reporting period.

»	Exposure to the debt of Spain and Italy contributed to returns as yields in these countries fell over the reporting period.

»	Exposure to emerging markets detracted from performance, driven primarily by long exposure to interest rates in Brazil, as Brazilian interest rates rose over the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose over the reporting period.

»	Exposure to investment grade corporate bonds benefited performance as this sector generally posted positive returns over the reporting period.

ANNUAL REPORT	MARCH 31, 2014	13

PIMCO Worldwide Fundamental Advantage AR Strategy Fund

Institutional Class - PWWIX	Class A - PWWAX
Class P - PWWPX	Class C - PWWCX
Class D - PWWDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	44.6%
Corporate Bonds & Notes	22.6%
Sovereign Issues	12.6%
U.S. Government Agencies	6.2%
U.S. Treasury Obligations	4.1%
Other	9.9%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (11/30/12)
PIMCO Worldwide Fundamental Advantage AR Strategy Fund Institutional Class	2.14%	2.80%
PIMCO Worldwide Fundamental Advantage AR Strategy Fund Class P	1.95%	2.63%
PIMCO Worldwide Fundamental Advantage AR Strategy Fund Class D	1.74%	2.39%
PIMCO Worldwide Fundamental Advantage AR Strategy Fund Class A	1.81%	2.45%
PIMCO Worldwide Fundamental Advantage AR Strategy Fund Class A (adjusted)	-2.01%	-0.46%
PIMCO Worldwide Fundamental Advantage AR Strategy Fund Class C	0.97%	1.62%
PIMCO Worldwide Fundamental Advantage AR Strategy Fund Class C (adjusted)	-0.03%	1.62%
3 Month USD LIBOR Index	0.26%	0.28%
Lipper Alternative Equity Market Neutral Funds Average	2.74%	2.42%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.99% for the Institutional Class shares, 1.09% for Class P shares, 1.39% for Class D shares, 1.39% for Class A shares, and 2.14% for Class C shares.

Portfolio Insights

»

The PIMCO Worldwide Fundamental Advantage AR Strategy Fund seeks total return which exceeds that of its benchmark, by investing under normal circumstances in derivatives providing exposure to a proprietary global equity market neutral index designed by the Fund’s sub-adviser, Research Affiliates, LLC, backed by a diversified portfolio of short and intermediate maturity Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The Fund’s strategy with respect to maintaining exposure to the RAFI® Country Neutral L/S Global Index (the “Index”) can be characterized as “market neutral” because it seeks to maintain equal long and short equity positions while returning the relative appreciation (or depreciation) of the Index.

»

The Fund’s exposure to the Research Affiliates Country Neutral Long/Short Global Index through equity index derivatives had a positive impact on absolute returns as this index posted positive returns over the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, generally positive exposure to U.S. duration (or sensitivity to changes in market interest rates) detracted from returns as U.S. Treasury yields rose over the reporting period.

»	Exposure to the debt of Spain and Italy contributed to returns as yields in these countries fell over the reporting period.

»	Exposure to emerging markets detracted from performance, driven primarily by long exposure to interest rates in Brazil, as Brazilian interest rates rose over the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose during the reporting period.

»	Exposure to investment grade corporate bonds benefited performance as this sector posted positive returns over the reporting period.

14	PIMCO FUNDAMENTAL INDEX FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2013 to March 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund
Institutional Class	$1,000.00	$1,001.20	$5.74	$1,000.00	$1,019.20	$5.79	1.15%
Class P	1,000.00	1,000.10	6.23	1,000.00	1,018.70	6.29	1.25
Administrative Class	1,000.00	999.10	6.98	1,000.00	1,017.95	7.04	1.40
Class D	1,000.00	998.80	7.72	1,000.00	1,017.20	7.80	1.55
Class A	1,000.00	998.50	7.72	1,000.00	1,017.20	7.80	1.55
Class C	1,000.00	993.20	11.43	1,000.00	1,013.46	11.55	2.30
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund
Institutional Class(a)	$1,000.00	$996.00	$2.49	$1,000.00	$1,019.95	$5.04	1.00%
Class P(a)	1,000.00	995.00	2.74	1,000.00	1,019.45	5.54	1.10
Class D(a)	1,000.00	995.00	3.48	1,000.00	1,017.95	7.04	1.40
Class A(a)	1,000.00	995.00	3.48	1,000.00	1,017.95	7.04	1.40
Class C(a)	1,000.00	993.00	5.34	1,000.00	1,014.21	10.80	2.15

ANNUAL REPORT	MARCH 31, 2014	15

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Fundamental Advantage Absolute Return Strategy Fund
Institutional Class	$1,000.00	$1,016.70	$4.47	$1,000.00	$1,020.49	$4.48	0.89%
Class P	1,000.00	1,015.80	4.98	1,000.00	1,020.00	4.99	0.99
Class D	1,000.00	1,015.20	6.48	1,000.00	1,018.50	6.49	1.29
Class A	1,000.00	1,015.00	6.48	1,000.00	1,018.50	6.49	1.29
Class C	1,000.00	1,011.30	10.23	1,000.00	1,014.76	10.25	2.04
PIMCO Fundamental IndexPLUS® AR Fund
Institutional Class	$1,000.00	$1,136.30	$4.26	$1,000.00	$1,020.94	$4.03	0.80%
Class P	1,000.00	1,136.50	4.79	1,000.00	1,020.44	4.53	0.90
Administrative Class	1,000.00	1,136.00	5.59	1,000.00	1,019.70	5.29	1.05
Class D	1,000.00	1,134.50	6.39	1,000.00	1,018.95	6.04	1.20
Class A	1,000.00	1,136.10	6.39	1,000.00	1,018.95	6.04	1.20
Class C	1,000.00	1,130.10	10.36	1,000.00	1,015.21	9.80	1.95
PIMCO International Fundamental IndexPLUS® AR Strategy Fund
Institutional Class	$1,000.00	$1,108.90	$4.36	$1,000.00	$1,020.79	$4.18	0.83%
Class D(b)	1,000.00	1,106.40	0.99	1,000.00	1,019.05	5.94	1.18
Class A(b)	1,000.00	1,107.30	0.99	1,000.00	1,019.05	5.94	1.18
Class C(b)	1,000.00	1,103.10	1.61	1,000.00	1,015.31	9.70	1.93
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund
Institutional Class(a)	$1,000.00	$1,013.00	$2.06	$1,000.00	$1,020.84	$4.13	0.82%
Class P(a)	1,000.00	1,013.00	2.31	1,000.00	1,020.34	4.63	0.92
Class D(a)	1,000.00	1,012.00	2.93	1,000.00	1,019.10	5.89	1.17
Class A(a)	1,000.00	1,012.00	2.93	1,000.00	1,019.10	5.89	1.17
Class C(a)	1,000.00	1,010.00	4.81	1,000.00	1,015.36	9.65	1.92
PIMCO Low Volatility RAFI®-PLUS AR Fund
Institutional Class(a)	$1,000.00	$1,032.00	$2.00	$1,000.00	$1,020.99	$3.98	0.79%
Class P(a)	1,000.00	1,032.00	2.25	1,000.00	1,020.49	4.48	0.89
Class D(a)	1,000.00	1,031.00	3.01	1,000.00	1,019.00	5.99	1.19
Class A(a)	1,000.00	1,031.00	3.01	1,000.00	1,019.00	5.99	1.19
Class C(a)	1,000.00	1,029.00	4.91	1,000.00	1,015.26	9.75	1.94
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund
Institutional Class	$1,000.00	$1,122.50	$4.45	$1,000.00	$1,020.74	$4.23	0.84%
Class D(b)	1,000.00	1,120.00	1.00	1,000.00	1,019.00	5.99	1.19
Class A(b)	1,000.00	1,120.00	1.00	1,000.00	1,019.00	5.99	1.19
Class C(b)	1,000.00	1,115.70	1.63	1,000.00	1,015.26	9.75	1.94
PIMCO Worldwide Fundamental Advantage AR Strategy Fund
Institutional Class	$1,000.00	$1,022.70	$4.99	$1,000.00	$1,020.00	$4.99	0.99%
Class P	1,000.00	1,022.50	5.50	1,000.00	1,019.50	5.49	1.09
Class D	1,000.00	1,021.70	7.01	1,000.00	1,018.00	6.99	1.39
Class A	1,000.00	1,021.90	7.01	1,000.00	1,018.00	6.99	1.39
Class C	1,000.00	1,017.40	10.76	1,000.00	1,014.26	10.75	2.14

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 12/30/13 for Actual Performance. Expenses paid in the Actual Performance section are equal to the Net Annualized Expense Ratio, multiplied by the average account value over the period, multiplied by 91/365 for the Institutional Class, Class P, Class D, Class A and Class C shares of the PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund and PIMCO Low Volatility RAFI®-PLUS AR Fund (to reflect the period since the inception date of 12/30/13). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

16	PIMCO FUNDAMENTAL INDEX FUNDS

(b) The Beginning Account Value is reflective as of 2/28/14 for Actual Performance. Expenses paid in the Actual Performance section are equal to the Net Annualized Expense Ratio, multiplied by the average account value over the period, multiplied by 29/365 for the Class D, Class A and Class C shares of the PIMCO International Fundamental IndexPLUS® AR Strategy Fund and PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund (to reflect the period since the inception date of 2/28/14). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

ANNUAL REPORT	MARCH 31, 2014	17

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI EAFE Net Dividend Index (USD Unhedged)	MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. It is not possible to invest directly in the index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

18	PIMCO FUNDAMENTAL INDEX FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2014	19

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund
Institutional Class
03/31/2014	$10.09	$0.05	$(0.56)	$(0.51)	$(0.01)	$(0.03)	$(0.04)
03/31/2013	10.14	0.11	0.61	0.72	(0.77)	0.00	(0.77)
03/31/2012	11.24	0.13	(0.91)	(0.78)	(0.32)	0.00	(0.32)
03/31/2011	11.10	0.13	2.52	2.65	(2.22)	(0.29)	(2.51)
03/31/2010	10.34	0.28	9.91	10.19	(9.03)	(0.40)	(9.43)
Class P
03/31/2014	10.12	0.06	(0.60)	(0.54)	(0.00)^	(0.03)	(0.03)
03/31/2013	10.18	0.09	0.63	0.72	(0.78)	0.00	(0.78)
03/31/2012	11.24	0.11	(0.90)	(0.79)	(0.27)	0.00	(0.27)
01/07/2011 - 03/31/2011	10.85	0.03	0.36	0.39	0.00	0.00	0.00
Administrative Class
03/31/2014	10.06	0.03	(0.58)	(0.55)	(0.00)^	(0.03)	(0.03)
05/31/2012 - 03/31/2013	8.98	0.06	1.81	1.87	(0.79)	0.00	(0.79)
Class D
05/31/2013 - 03/31/2014	9.77	0.00 ^	(0.23)	(0.23)	(0.01)	(0.03)	(0.04)
Class A
05/31/2013 - 03/31/2014	9.77	(0.00)^	(0.21)	(0.21)	(0.01)	(0.03)	(0.04)
Class C
05/31/2013 - 03/31/2014	9.77	(0.06)	(0.24)	(0.30)	(0.00)^	(0.03)	(0.03)

PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund
Institutional Class
12/30/2013 - 03/31/2014	$10.00	$0.01	$(0.05)	$(0.04)	$0.00	$0.00	$0.00
Class P
12/30/2013 - 03/31/2014	10.00	0.00	(0.05)	(0.05)	0.00	0.00	0.00
Class D
12/30/2013 - 03/31/2014	10.00	(0.01)	(0.04)	(0.05)	0.00	0.00	0.00
Class A
12/30/2013 - 03/31/2014	10.00	(0.01)	(0.04)	(0.05)	0.00	0.00	0.00
Class C
12/30/2013 - 03/31/2014	10.00	(0.03)	(0.04)	(0.07)	0.00	0.00	0.00

PIMCO Fundamental Advantage Absolute Return Strategy Fund
Institutional Class
03/31/2014	$4.46	$0.05	$0.01	$0.06	$(0.54)	$0.00	$(0.54)
03/31/2013	4.03	0.08	0.44	0.52	(0.09)	0.00	(0.09)
03/31/2012	4.41	0.09	(0.13)	(0.04)	(0.34)	0.00	(0.34)
03/31/2011	4.62	0.07	0.28	0.35	(0.56)	0.00	(0.56)
03/31/2010	4.38	0.07	1.07	1.14	(0.73)	(0.17)	(0.90)
Class P
03/31/2014	4.45	0.04	0.01	0.05	(0.53)	0.00	(0.53)
03/31/2013	4.02	0.09	0.42	0.51	(0.08)	0.00	(0.08)
03/31/2012	4.40	0.10	(0.14)	(0.04)	(0.34)	0.00	(0.34)
06/30/2010 - 03/31/2011	4.71	0.05	0.13	0.18	(0.49)	0.00	(0.49)
Class D
03/31/2014	4.38	0.03	0.01	0.04	(0.52)	0.00	(0.52)
03/31/2013	3.96	0.07	0.41	0.48	(0.06)	0.00	(0.06)
03/31/2012	4.34	0.08	(0.13)	(0.05)	(0.33)	0.00	(0.33)
03/31/2011	4.56	0.05	0.27	0.32	(0.54)	0.00	(0.54)
03/31/2010	4.35	0.04	1.07	1.11	(0.73)	(0.17)	(0.90)
Class A
03/31/2014	4.40	0.03	0.01	0.04	(0.52)	0.00	(0.52)
03/31/2013	3.97	0.07	0.41	0.48	(0.05)	0.00	(0.05)
03/31/2012	4.35	0.08	(0.13)	(0.05)	(0.33)	0.00	(0.33)
03/31/2011	4.57	0.05	0.27	0.32	(0.54)	0.00	(0.54)
03/31/2010	4.36	0.06	1.04	1.10	(0.72)	(0.17)	(0.89)

Please see footnotes on page 24.

20	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$9.54	(5.04)%	$5,266,628	1.20	%(b)	1.20	%(b)	1.20	%(b)	1.20	%(b)	0.55%		328%
10.09	6.95	5,989,049	1.25		1.25		1.25		1.25		1.08		399
10.14	(6.70)	4,715,043	1.25		1.25		1.25		1.25		1.37		774
11.24	24.97	2,399,802	1.25		1.25		1.25		1.25		1.13		517
11.10	104.46	368,540	1.26		1.26		1.25		1.25		1.99		589

9.55	(5.32)	9,259	1.30	(c)	1.30	(c)	1.30	(c)	1.30	(c)	0.60		328
10.12	6.91	5,648	1.35		1.35		1.35		1.35		0.89		399
10.18	(6.86)	2,771	1.35		1.35		1.35		1.35		1.14		774
11.24	3.59	30	1.35	*	1.35	*	1.35	*	1.35	*	1.36	*	517

9.48	(5.45)	217	1.45	(b)	1.45	(b)	1.45	(b)	1.45	(b)	0.27		328
10.06	20.64	127	1.50	*	1.50	*	1.50	*	1.50	*	0.73	*	399

9.50	(2.37)	3,420	1.59	*(d)	1.59	*(d)	1.59	*(d)	1.59	*(d)	0.03	*	328

9.52	(2.10)	3,842	1.59	*(d)	1.59	*(d)	1.59	*(d)	1.59	*(d)	(0.00	)*†	328

9.44	(3.02)	665	2.34	*(d)	2.34	*(d)	2.34	*(d)	2.34	*(d)	(0.75	)*	328

$9.96	(0.40)%	$2,470,229	1.00	%*	1.20	%*	1.00	%*	1.20	%*	0.46	%*	25%

9.95	(0.50)	10	1.10	*	1.30	*	1.10	*	1.30	*	(0.10	)*	25

9.95	(0.50)	25	1.40	*	1.60	*	1.40	*	1.60	*	(0.30	)*	25

9.95	(0.50)	10	1.40	*	1.60	*	1.40	*	1.60	*	(0.41	)*	25

9.93	(0.70)	10	2.15	*	2.35	*	2.15	*	2.35	*	(1.16	)*	25

$3.98	1.57%	$3,158,822	0.89%		0.89%		0.89%		0.89%		1.09%		262%
4.46	12.83	3,172,910	0.90		0.90		0.89		0.89		1.94		321
4.03	(0.77)	1,490,114	0.91		0.91		0.89		0.89		2.10		629
4.41	7.74	4,645,834	0.89		0.89		0.89		0.89		1.40		512
4.62	26.73	3,321,122	0.90		0.90		0.89		0.89		1.50		301

3.97	1.45	44,362	0.99		0.99		0.99		0.99		1.01		262
4.45	12.71	51,049	1.00		1.00		0.99		0.99		2.03		321
4.02	(0.81)	22,608	1.01		1.01		0.99		0.99		2.30		629
4.40	4.04	16,685	0.99	*	0.99	*	0.99	*	0.99	*	1.48	*	512

3.90	1.24	61,031	1.29		1.29		1.29		1.29		0.70		262
4.38	12.24	53,320	1.30		1.30		1.29		1.29		1.73		321
3.96	(1.08)	41,035	1.31		1.31		1.29		1.29		1.90		629
4.34	7.19	76,463	1.29		1.29		1.29		1.29		1.02		512
4.56	26.10	27,219	1.30		1.30		1.29		1.29		0.85		301

3.92	1.24	76,013	1.29		1.29		1.29		1.29		0.69		262
4.40	12.21	58,810	1.30		1.30		1.29		1.29		1.78		321
3.97	(1.05)	66,096	1.31		1.31		1.29		1.29		1.90		629
4.35	7.29	93,291	1.29		1.29		1.29		1.29		1.10		512
4.57	25.95	14,754	1.30		1.30		1.29		1.29		1.21		301

Please see footnotes on page 24.

ANNUAL REPORT	MARCH 31, 2014	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Fundamental Advantage Absolute Return Strategy Fund (Cont.)
Class C
03/31/2014	$4.43	$0.00	$0.01	$0.01	$(0.50)	$0.00	$(0.50)
03/31/2013	3.99	0.04	0.42	0.46	(0.02)	0.00	(0.02)
03/31/2012	4.38	0.05	(0.13)	(0.08)	(0.31)	0.00	(0.31)
03/31/2011	4.61	0.01	0.27	0.28	(0.51)	0.00	(0.51)
03/31/2010	4.41	0.02	1.06	1.08	(0.71)	(0.17)	(0.88)

PIMCO Fundamental IndexPLUS® AR Fund
Institutional Class
03/31/2014	$6.57	$0.05	$1.35	$1.40	$(0.96)	$0.00	$(0.96)
03/31/2013	5.86	0.08	1.37	1.45	(0.74)	0.00	(0.74)
03/31/2012	5.94	0.09	0.49	0.58	(0.66)	0.00	(0.66)
03/31/2011	6.07	0.15	1.16	1.31	(1.44)	0.00	(1.44)
03/31/2010	4.82	0.40	4.41	4.81	(3.56)	0.00	(3.56)
Class P
03/31/2014	6.55	0.05	1.33	1.38	(0.95)	0.00	(0.95)
03/31/2013	5.85	0.07	1.37	1.44	(0.74)	0.00	(0.74)
03/31/2012	5.93	0.09	0.48	0.57	(0.65)	0.00	(0.65)
03/31/2011	6.07	0.14	1.15	1.29	(1.43)	0.00	(1.43)
03/31/2010	4.82	0.38	4.42	4.80	(3.55)	0.00	(3.55)
Administrative Class
03/31/2014	6.48	0.04	1.33	1.37	(0.95)	0.00	(0.95)
03/31/2013	5.80	0.06	1.34	1.40	(0.72)	0.00	(0.72)
03/31/2012	5.88	0.08	0.49	0.57	(0.65)	0.00	(0.65)
03/31/2011	6.03	0.13	1.14	1.27	(1.42)	0.00	(1.42)
03/31/2010	4.81	0.36	4.41	4.77	(3.55)	0.00	(3.55)
Class D
03/31/2014	6.39	0.03	1.30	1.33	(0.94)	0.00	(0.94)
03/31/2013	5.72	0.05	1.33	1.38	(0.71)	0.00	(0.71)
03/31/2012	5.81	0.07	0.47	0.54	(0.63)	0.00	(0.63)
03/31/2011	5.97	0.12	1.14	1.26	(1.42)	0.00	(1.42)
03/31/2010	4.79	0.34	4.39	4.73	(3.55)	0.00	(3.55)
Class A
03/31/2014	6.40	0.02	1.32	1.34	(0.94)	0.00	(0.94)
03/31/2013	5.72	0.05	1.33	1.38	(0.70)	0.00	(0.70)
03/31/2012	5.81	0.07	0.48	0.55	(0.64)	0.00	(0.64)
03/31/2011	5.98	0.12	1.13	1.25	(1.42)	0.00	(1.42)
03/31/2010	4.79	0.34	4.40	4.74	(3.55)	0.00	(3.55)
Class C
03/31/2014	6.16	(0.03)	1.25	1.22	(0.91)	0.00	(0.91)
03/31/2013	5.51	0.01	1.28	1.29	(0.64)	0.00	(0.64)
03/31/2012	5.63	0.03	0.45	0.48	(0.60)	0.00	(0.60)
03/31/2011	5.84	0.08	1.09	1.17	(1.38)	0.00	(1.38)
03/31/2010	4.74	0.29	4.33	4.62	(3.52)	0.00	(3.52)

PIMCO International Fundamental IndexPLUS® AR Strategy Fund
Institutional Class
03/31/2014	$11.26	$0.14	$2.73	$2.87	$(1.54)	$(0.03)	$(1.57)
03/31/2013	11.37	0.12	1.65	1.77	(1.70)	(0.18)	(1.88)
09/30/2011 - 03/31/2012	10.00	0.05	1.43	1.48	(0.11)	0.00	(0.11)
Class D
02/28/2014 - 03/31/2014	12.61	0.01	(0.07)	(0.06)	0.00	0.00	0.00
Class A
02/28/2014 - 03/31/2014	12.61	0.01	(0.06)	(0.05)	0.00	0.00	0.00
Class C
02/28/2014 - 03/31/2014	12.61	0.00	(0.06)	(0.06)	0.00	0.00	0.00

Please see footnotes on page 24.

22	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$3.94	0.36%	$38,619	2.04%		2.04%		2.04%		2.04%		(0.08)%		262%
4.43	11.53	21,996	2.05		2.05		2.04		2.04		1.02		321
3.99	(1.88)	20,658	2.06		2.06		2.04		2.04		1.16		629
4.38	6.33	25,766	2.04		2.04		2.04		2.04		0.32		512
4.61	25.14	4,945	2.06		2.06		2.04		2.04		0.47		301

$7.01	22.36%	$1,350,370	0.79%		0.79%		0.79%		0.79%		0.80%		424%
6.57	26.73	1,010,658	0.79		0.79		0.79		0.79		1.29		506
5.86	10.92	351,353	0.79		0.79		0.79		0.79		1.59		1,047
5.94	25.43	210,946	0.80		0.80		0.79		0.79		2.55		453
6.07	107.06	206,500	0.97		0.97		0.79		0.79		5.94		786

6.98	22.20	368,467	0.89		0.89		0.89		0.89		0.68		424
6.55	26.55	153,162	0.89		0.89		0.89		0.89		1.22		506
5.85	10.91	22,443	0.89		0.89		0.89		0.89		1.56		1,047
5.93	25.17	6,672	0.90		0.90		0.89		0.89		2.40		453
6.07	106.76	1,087	0.99		0.99		0.89		0.89		5.22		786

6.90	22.12	36,155	1.04		1.04		1.04		1.04		0.56		424
6.48	26.13	30,040	1.04		1.04		1.04		1.04		1.00		506
5.80	10.87	2,163	1.04		1.04		1.04		1.04		1.44		1,047
5.88	24.89	59	1.05		1.05		1.04		1.04		2.26		453
6.03	106.50	13	1.17		1.17		1.04		1.04		5.25		786

6.78	21.86	622,117	1.19		1.19		1.19		1.19		0.39		424
6.39	26.04	429,208	1.19		1.19		1.19		1.19		0.91		506
5.72	10.53	91,205	1.19		1.19		1.19		1.19		1.34		1,047
5.81	24.99	81,839	1.20		1.20		1.19		1.19		2.15		453
5.97	105.95	4,725	1.32		1.32		1.19		1.19		5.02		786

6.80	22.03	745,005	1.19		1.19		1.19		1.19		0.37		424
6.40	26.10	291,184	1.19		1.19		1.19		1.19		0.92		506
5.72	10.62	97,573	1.19		1.19		1.19		1.19		1.33		1,047
5.81	24.77	69,302	1.20		1.20		1.19		1.19		2.09		453
5.98	106.17	16,155	1.32		1.32		1.19		1.19		5.05		786

6.47	20.87	415,212	1.94		1.94		1.94		1.94		(0.40)		424
6.16	25.19	115,909	1.94		1.94		1.94		1.94		0.17		506
5.51	9.71	33,921	1.94		1.94		1.94		1.94		0.56		1,047
5.63	23.86	20,521	1.95		1.95		1.94		1.94		1.37		453
5.84	104.72	6,433	2.07		2.07		1.94		1.94		4.33		786

$12.56	26.29%	$2,805,349	0.84	%(e)	0.84	%(e)	0.83	%(e)	0.83	%(e)	1.18%		414%
11.26	16.05	3,418,499	0.85		0.85		0.84		0.84		1.05		452
11.37	14.77	1,258,123	0.84	*	0.85	*	0.84	*	0.85	*	0.83	*	347

12.55	(0.48)	210	1.18	*	1.18	*	1.17	*	1.17	*	1.02	*	414

12.56	(0.40)	4,059	1.18	*	1.18	*	1.17	*	1.17	*	1.10	*	414

12.55	(0.48)	53	1.93	*	1.93	*	1.92	*	1.92	*	0.37	*	414

Please see footnotes on page 24.

ANNUAL REPORT	MARCH 31, 2014	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Intl Low Volatility RAFI®-PLUS AR Fund
Institutional Class
12/30/2013 - 03/31/2014	$10.00	$0.02	$0.11	$0.13	$0.00	$0.00	$0.00
Class P
12/30/2013 - 03/31/2014	10.00	0.00	0.13	0.13	0.00	0.00	0.00
Class D
12/30/2013 - 03/31/2014	10.00	0.00	0.12	0.12	0.00	0.00	0.00
Class A
12/30/2013 - 03/31/2014	10.00	0.00	0.12	0.12	0.00	0.00	0.00
Class C
12/30/2013 - 03/31/2014	10.00	(0.02)	0.12	0.10	0.00	0.00	0.00

PIMCO Low Volatility RAFI®-PLUS AR Fund
Institutional Class
12/30/2013 - 03/31/2014	$10.00	$0.01	$0.31	$0.32	$0.00	$0.00	$0.00
Class P
12/30/2013 - 03/31/2014	10.00	0.01	0.31	0.32	0.00	0.00	0.00
Class D
12/30/2013 - 03/31/2014	10.00	0.00	0.31	0.31	0.00	0.00	0.00
Class A
12/30/2013 - 03/31/2014	10.00	0.00	0.31	0.31	0.00	0.00	0.00
Class C
12/30/2013 - 03/31/2014	10.00	(0.02)	0.31	0.29	0.00	0.00	0.00

PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund
Institutional Class
03/31/2014	$13.17	$0.18	$3.03	$3.21	$(4.00)	$(0.05)	$(4.05)
03/31/2013	12.42	0.17	2.62	2.79	(1.83)	(0.21)	(2.04)
09/30/2011 - 03/31/2012	10.00	0.05	3.13	3.18	(0.76)	0.00	(0.76)
Class D
02/28/2014 - 03/31/2014	12.20	0.02	0.10	0.12	0.00	0.00	0.00
Class A
02/28/2014 - 03/31/2014	12.20	0.02	0.10	0.12	0.00	0.00	0.00
Class C
02/28/2014 - 03/31/2014	12.20	0.01	0.10	0.11	0.00	0.00	0.00

PIMCO Worldwide Fundamental Advantage AR Strategy Fund
Institutional Class
03/31/2014	$10.00	$0.09	$0.12	$0.21	$(0.15)	$0.00	$(0.15)
11/30/2012 - 03/31/2013	10.00	0.02	0.14	0.16	(0.16)	0.00	(0.16)
Class P
03/31/2014	10.01	0.09	0.09	0.18	(0.14)	0.00	(0.14)
Class D
03/31/2014	10.01	0.05	0.11	0.16	(0.12)	0.00	(0.12)
Class A
03/31/2014	10.01	0.06	0.11	0.17	(0.14)	0.00	(0.14)
Class C
03/31/2014	10.01	(0.02)	0.10	0.08	(0.10)	0.00	(0.10)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
†	Reflects an amount less than 0.005%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2013, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(c)	Effective October 1, 2013, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.40%.
(d)	Effective October 1, 2013, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.45%.
(e)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.02% to an annual rate of 0.57%.

24	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$10.13	1.30%	$2,007,386	0.82	%*	0.85	%*	0.82	%*	0.85	%*	0.86	%*	31%

10.13	1.30	33	0.92	*	0.95	*	0.92	*	0.95	*	0.18	*	31

10.12	1.20	21	1.17	*	1.20	*	1.17	*	1.20	*	0.03	*	31

10.12	1.20	48	1.17	*	1.20	*	1.17	*	1.20	*	0.09	*	31

10.10	1.00	15	1.92	*	1.95	*	1.92	*	1.95	*	(0.79	)*	31

$10.32	3.20%	$107,050	0.79	%*	0.96	%*	0.79	%*	0.96	%*	0.43	%*	227%

10.32	3.20	10	0.89	*	1.06	*	0.89	*	1.06	*	0.24	*	227

10.31	3.10	20	1.19	*	1.36	*	1.19	*	1.36	*	0.05	*	227

10.31	3.10	10	1.19	*	1.36	*	1.19	*	1.36	*	(0.07	)*	227

10.29	2.90	10	1.94	*	2.11	*	1.94	*	2.11	*	(0.82	)*	227

$12.33	26.01%	$531,938	0.84%		0.84%		0.84%		0.84%		1.36%		378%
13.17	25.22	526,969	0.84		0.84		0.84		0.84		1.40		385
12.42	32.56	417,462	0.84	*	0.86	*	0.84	*	0.86	*	0.91	*	227

12.32	0.98	637	1.19	*	1.19	*	1.19	*	1.19	*	2.38	*	378

12.32	0.98	68	1.19	*	1.19	*	1.19	*	1.19	*	2.20	*	378

12.31	0.90	35	1.94	*	1.94	*	1.94	*	1.94	*	1.47	*	378

$10.06	2.14%	$3,699,023	0.99%		0.99%		0.99%		0.99%		0.87%		394%
10.00	1.57	2,509,511	0.99	*	1.01	*	0.99	*	1.01	*	0.46	*	127

10.05	1.85	61	1.09		1.09		1.09		1.09		0.91		394

10.05	1.64	144	1.39		1.39		1.39		1.39		0.51		394

10.04	1.71	514	1.39		1.39		1.39		1.39		0.60		394

9.99	0.87	79	2.14		2.14		2.14		2.14		(0.17)		394

ANNUAL REPORT	MARCH 31, 2014	25

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	PIMCO Fundamental Advantage Absolute Return Strategy Fund	PIMCO Fundamental IndexPLUS® AR Fund

Assets:
Investments, at value
Investments in securities*	$4,170,870	$1,511,753	$2,919,236	$2,664,866
Investments in Affiliates	1,832,776	494,385	595,035	951,017
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,076	2,165	3,750	1,923
Over the counter	91,800	76,309	169,735	116,682
Cash	0	3,180	178	303
Deposits with counterparty	37,455	9,481	31,848	19,214
Foreign currency, at value	12,186	13,115	2,935	1,054
Receivable for investments sold	727,346	1,128	44,434	395,496
Receivable for Fund shares sold	7,166	793,000	665	9,335
Interest and dividends receivable	20,281	12,907	19,260	14,758
Dividends receivable from Affiliates	372	40	201	184
	6,904,328	2,917,463	3,787,277	4,174,832

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$0	$0	$0	$14,557
Payable for short sales	0	966	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,982	415	3,413	3,207
Over the counter	141,359	6,679	281,306	5,544
Payable for investments purchased	636,296	384,908	105,830	278,569
Payable for investments in Affiliates purchased	372	40	201	184
Deposits from counterparty	31,919	53,575	13,751	325,034
Payable for Fund shares redeemed	793,093	0	997	7,371
Overdraft due to custodian	7,166	0	0	0
Accrued investment advisory fees	4,490	415	2,049	1,508
Accrued supervisory and administrative fees	1,585	178	825	935
Accrued distribution fees	1	0	35	371
Accrued servicing fees	1	0	23	226
Reimbursement to PIMCO	0	3	0	0
Other liabilities	33	0	0	0
	1,620,297	447,179	408,430	637,506

Net Assets	$5,284,031	$2,470,284	$3,378,847	$3,537,326

Net Assets Consist of:
Paid in capital	$5,569,804	$2,396,059	$4,064,287	$3,158,102
Undistributed (overdistributed) net investment income	(252,976)	(1,494)	175,669	16,221
Accumulated undistributed net realized gain (loss)	(43,448)	421	(799,758)	234,723
Net unrealized appreciation (depreciation)	10,651	75,298	(61,351)	128,280
	$5,284,031	$2,470,284	$3,378,847	$3,537,326

Cost of Investments in Securities	$4,115,061	$1,506,325	$2,877,309	$2,644,185
Cost of Investments in Affiliates	$1,832,969	$494,345	$595,012	$950,896
Cost of Foreign Currency Held	$12,165	$13,117	$2,933	$1,046
Proceeds Received on Short Sales	$0	$962	$0	$0
Cost or Premiums of Financial Derivative Instruments, net	$(4,882)	$(839)	$(7,761)	$(4,159)

* Includes repurchase agreements of:	$22,218	$5,200	$0	$1,216

26	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

PIMCO International Fundamental IndexPLUS® AR Strategy Fund	PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	PIMCO Low Volatility RAFI®-PLUS AR Fund	PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	PIMCO Worldwide Fundamental Advantage AR Strategy Fund

$1,549,429	$1,538,352	$75,860	$440,557	$2,595,350
1,079,439	531,593	30,921	73,649	1,083,136

2,767	2,130	101	556	3,666
358,643	13,489	2,627	40,444	161,443
185	755	34	0	158
22,764	17,575	788	6,480	25,866
5,426	3,532	905	3,934	20,603
526,228	1,981	2	56,100	308,748
878	0	0	706	548
10,268	9,501	413	2,654	19,114
254	67	5	25	207
3,556,281	2,118,975	111,656	625,105	4,218,839

$0	$4,709	$0	$0	$0
106,472	1,931	0	39,649	133,267

803	341	21	125	733
41,867	10,034	993	7,208	164,266
287,300	86,030	2,480	18,138	165,062
254	67	5	25	207
307,627	7,540	990	26,835	52,561
0	0	0	52	0
0	0	0	0	0
1,589	566	45	270	2,150
697	248	21	115	726
0	0	0	0	0
1	0	0	0	0
0	5	1	8	46
0	1	0	2	0
746,610	111,472	4,556	92,427	519,018

$2,809,671	$2,007,503	$107,100	$532,678	$3,699,821

$2,319,569	$1,998,784	$103,055	$493,924	$3,698,412
42,879	(114)	867	(1,031)	(3,034)
95,014	(113)	469	(5,586)	(35,389)
352,209	8,946	2,709	45,371	39,832
$2,809,671	$2,007,503	$107,100	$532,678	$3,699,821

$1,523,576	$1,532,621	$74,867	$428,626	$2,558,953
$1,079,841	$531,556	$30,918	$73,641	$1,083,302
$5,399	$3,520	$905	$3,923	$20,577
$106,383	$1,924	$0	$39,563	$133,107
$(12,338)	$(2,917)	$(380)	$(1,870)	$(13,361)

$70,812	$0	$569	$591	$3,644

ANNUAL REPORT	MARCH 31, 2014	27

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	PIMCO Fundamental Advantage Absolute Return Strategy Fund	PIMCO Fundamental IndexPLUS® AR Fund

Net Assets:
Institutional Class	$5,266,628	$2,470,229	$3,158,822	$1,350,370
Class P	9,259	10	44,362	368,467
Administrative Class	217	NA	NA	36,155
Class D	3,420	25	61,031	622,117
Class A	3,842	10	76,013	745,005
Class C	665	10	38,619	415,212

Shares Issued and Outstanding:
Institutional Class	552,269	248,013	793,685	192,667
Class P	969	1	11,163	52,767
Administrative Class	23	NA	NA	5,239
Class D	360	3	15,651	91,714
Class A	404	1	19,393	109,639
Class C	70	1	9,791	64,133

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$9.54	$9.96	$3.98	$7.01
Class P	9.55	9.95	3.97	6.98
Administrative Class	9.48	NA	NA	6.90
Class D	9.50	9.95	3.90	6.78
Class A	9.52	9.95	3.92	6.80
Class C	9.44	9.93	3.94	6.47

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

28	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

PIMCO International Fundamental IndexPLUS® AR Strategy Fund	PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	PIMCO Low Volatility RAFI®-PLUS AR Fund	PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	PIMCO Worldwide Fundamental Advantage AR Strategy Fund

$2,805,349	$2,007,386	$107,050	$531,938	$3,699,023
NA	33	10	NA	61
NA	NA	NA	NA	NA
210	21	20	637	144
4,059	48	10	68	514
53	15	10	35	79

223,353	198,184	10,371	43,158	367,672
NA	3	1	NA	6
NA	NA	NA	NA	NA
17	2	2	52	14
323	5	1	6	51
4	2	1	3	8

$12.56	$10.13	$10.32	$12.33	$10.06
NA	10.13	10.32	NA	10.05
NA	NA	NA	NA	NA
12.55	10.12	10.31	12.32	10.05
12.56	10.12	10.31	12.32	10.04
12.55	10.10	10.29	12.31	9.99

ANNUAL REPORT	MARCH 31, 2014	29

Statements of Operations

Year Ended March 31, 2014
(Amounts in thousands)	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund (1)	PIMCO Fundamental Advantage Absolute Return Strategy Fund	PIMCO Fundamental IndexPLUS® AR Fund

Investment Income:
Interest, net of foreign taxes*	$106,959	$1,095	$62,412	$42,458
Dividends	901	3	943	257
Dividends from Investments in Affiliates	6,573	51	2,835	3,102
Miscellaneous income	0	0	0	0
Total Income	114,433	1,149	66,190	45,817

Expenses:
Investment advisory fees	55,626	631	21,353	15,647
Supervisory and administrative fees	22,529	223	8,617	9,574
Distribution and/or servicing fees - Administrative Class	0	0	0	83
Distribution and/or servicing fees - Class D	2	0	126	1,378
Distribution fees - Class C	3	0	237	2,049
Servicing fees - Class A	5	0	169	1,354
Servicing fees - Class C	1	0	79	683
Trustee fees	16	4	11	9
Organization expense	0	45	0	0
Interest expense	72	0	74	162
Miscellaneous expense	0	0	0	0
Total Expenses	78,254	903	30,666	30,939
Waiver and/or Reimbursement by PIMCO	0	(157)	0	0
Net Expenses	78,254	746	30,666	30,939

Net Investment Income	36,179	403	35,524	14,878

Net Realized Gain (Loss):
Investments in securities	13,192	381	(16,597)	(20,301)
Investments in Affiliates	(640)	(6)	(622)	(444)
Exchange-traded or centrally cleared financial derivative instruments	(5,492)	(96)	(168,709)	1,108
Over the counter financial derivative instruments	(437,504)	(1,411)	391,001	525,653
Foreign currency	(2,321)	(345)	(1,917)	(567)
Net Realized Gain (Loss)	(432,765)	(1,477)	203,156	505,449

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(88,170)	5,424	(39,203)	(2,056)
Investments in Affiliates	(217)	40	14	100
Exchange-traded or centrally cleared financial derivative instruments	3,219	(258)	35,028	(5,380)
Over the counter financial derivative instruments	38,794	70,060	(190,611)	56,951
Foreign currency assets and liabilities	(8)	32	(122)	(22)
Net Change in Unrealized Appreciation (Depreciation)	(46,382)	75,298	(194,894)	49,593
Net Gain (Loss)	(479,147)	73,821	8,262	555,042

Net Increase (Decrease) in Net Assets Resulting from Operations	$(442,968)	$74,224	$43,786	$569,920

* Foreign tax withholdings	$2	$0	$0	$0

(1)	Period from December 30, 2013 to March 31, 2014.
(2)	Period from December 30, 2013 to March 31, 2014.
(3)	Period from December 30, 2013 to March 31, 2014.

30	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO International Fundamental IndexPLUS® AR Strategy Fund	PIMCO Intl Low Volatility RAFI®-PLUS AR Fund (2)	PIMCO Low Volatility RAFI®-PLUS AR Fund (3)	PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	PIMCO Worldwide Fundamental Advantage AR Strategy Fund

$76,214	$1,924	$271	$12,640	$55,590
283	4	4	0	0
3,239	77	15	357	2,166
3	0	0	1	2
79,739	2,005	290	12,998	57,758

22,941	654	128	3,471	22,903
9,902	287	59	1,471	7,738
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
1	0	0	0	0
0	0	0	0	0
7	5	0	1	10
0	42	41	0	0
225	1	0	26	25
0	0	0	8	46
33,076	989	228	4,977	30,722
0	(43)	(40)	0	0
33,076	946	188	4,977	30,722

46,663	1,059	102	8,021	27,036

(50,644)	(87)	392	(11,590)	(59,552)
(102)	(22)	3	(61)	(38)
69	(327)	13	131	(6,624)
566,755	(725)	855	131,703	45,290
1,582	(124)	(29)	250	(305)
517,660	(1,285)	1,234	120,433	(21,229)

(27,297)	5,721	993	(593)	32,483
(412)	37	3	6	(218)
560	(2,902)	(289)	(738)	(6,115)
404,623	6,043	1,996	11,227	43,933
(724)	47	6	(26)	241
376,750	8,946	2,709	9,876	70,324
894,410	7,661	3,943	130,309	49,095

$941,073	$8,720	$4,045	$138,330	$76,131

$0	$0	$0	$0	$0

ANNUAL REPORT	MARCH 31, 2014	31

Statements of Changes in Net Assets

	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund		PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	PIMCO Fundamental Advantage Absolute Return Strategy Fund		PIMCO Fundamental IndexPLUS® AR Fund

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013	Period from December 30, 2013 to March 31, 2014	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$36,179	$59,530	$403	$35,524	$43,861	$14,878	$12,228
Net realized gain (loss)	(432,765)	276,754	(1,477)	203,156	157,355	505,449	237,638
Net change in unrealized appreciation (depreciation)	(46,382)	121,975	75,298	(194,894)	70,210	49,593	64,266
Net increase (decrease) resulting from operations	(442,968)	458,259	74,224	43,786	271,426	569,920	314,132

Distributions to Shareholders:
From net investment income
Institutional Class	(8,496)	(423,890)	0	(369,094)	(53,416)	(166,476)	(81,049)
Class P	(0)^	(638)	0	(6,443)	(832)	(41,003)	(8,778)
Administrative Class	(0)^	(7)	0	0	0	(4,542)	(2,062)
Class D	(1)	0	0	(6,254)	(741)	(79,001)	(25,046)
Class A	(6)	0	0	(8,490)	(705)	(82,256)	(18,910)
Class C	(0)^	0	0	(3,914)	(98)	(43,721)	(6,906)
From net realized capital gains
Institutional Class	(25,811)	0	0	0	0	0	0
Class P	(12)	0	0	0	0	0	0
Administrative Class	(1)	0	0	0	0	0	0
Class D	(6)	0	0	0	0	0	0
Class A	(10)	0	0	0	0	0	0
Class C	(2)	0	0	0	0	0	0

Total Distributions	(34,345)	(424,535)	0	(394,195)	(55,792)	(416,999)	(142,751)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(233,480)	1,243,286	2,396,060	371,171	1,501,940	1,354,244	1,260,122

Total Increase (Decrease) in Net Assets	(710,793)	1,277,010	2,470,284	20,762	1,717,574	1,507,165	1,431,503

Net Assets:
Beginning of year or period	5,994,824	4,717,814	0	3,358,085	1,640,511	2,030,161	598,658
End of year or period*	$5,284,031	$5,994,824	$2,470,284	$3,378,847	$3,358,085	$3,537,326	$2,030,161

* Including undistributed (overdistributed) net investment income of:	$(252,976)	$3,147	$(1,494)	$175,669	$301,625	$16,221	$158,082

**	See Note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

32	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO International Fundamental IndexPLUS® AR Strategy Fund		PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	PIMCO Low Volatility RAFI®-PLUS AR Fund	PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund		PIMCO Worldwide Fundamental Advantage AR Strategy Fund

Year Ended March 31, 2014	Year Ended March 31, 2013	Period from December 30, 2013 to March 31, 2014	Period from December 30, 2013 to March 31, 2014	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Period from November 30, 2012 to March 31, 2013

$46,663	$30,616	$1,059	$102	$8,021	$6,165	$27,036	$1,574
517,660	560,779	(1,285)	1,234	120,433	78,158	(21,229)	11,231
376,750	(25,556)	8,946	2,709	9,876	20,895	70,324	(30,492)
941,073	565,839	8,720	4,045	138,330	105,218	76,131	(17,687)

(538,002)	(453,125)	0	0	(171,000)	(64,570)	(48,996)	(8,036)
0	0	0	0	0	0	(0)^	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	(1)	0
0	0	0	0	0	0	(3)	0
0	0	0	0	0	0	(0)^	0

(11,166)	(47,644)	0	0	(2,156)	(7,289)	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0

(549,168)	(500,769)	0	0	(173,156)	(71,859)	(49,000)	(8,036)

(1,000,733)	2,095,306	1,998,783	103,055	40,535	76,148	1,163,179	2,535,234

(608,828)	2,160,376	2,007,503	107,100	5,709	109,507	1,190,310	2,509,511

3,418,499	1,258,123	0	0	526,969	417,462	2,509,511	0
$2,809,671	$3,418,499	$2,007,503	$107,100	$532,678	$526,969	$3,699,821	$2,509,511

$42,879	$116,629	$(114)	$867	$(1,031)	$36,774	$(3,034)	$7,087

ANNUAL REPORT	MARCH 31, 2014	33

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 78.9%

BANK LOAN OBLIGATIONS 0.1%
HCA, Inc.
2.653% due 05/01/2016		$3,400	$3,403

Total Bank Loan Obligations (Cost $3,393)			3,403

CORPORATE BONDS & NOTES 19.1%

BANKING & FINANCE 12.5%
Abbey National Treasury Services PLC
1.819% due 04/25/2014		2,210	2,212
Ally Financial, Inc.
2.750% due 01/30/2017		1,700	1,721
3.500% due 07/18/2016		1,900	1,962
3.635% due 06/20/2014		2,500	2,521
5.500% due 02/15/2017		7,625	8,311
American Honda Finance Corp.
0.740% due 10/07/2016		8,310	8,382
Banco del Estado de Chile
4.125% due 10/07/2020		9,200	9,565
Banco do Brasil S.A.
2.899% due 07/02/2014		1,500	1,500
3.875% due 10/10/2022		11,000	10,258
4.500% due 01/22/2015		3,675	3,794
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		4,700	4,788
Banco Santander Brasil S.A.
4.250% due 01/14/2016		1,900	1,978
4.500% due 04/06/2015		2,500	2,588
Banco Santander Chile
3.750% due 09/22/2015		3,400	3,526
Bank of America Corp.
0.502% due 10/14/2016		8,000	7,951
3.750% due 07/12/2016		8,400	8,889
6.500% due 08/01/2016		1,800	2,017
Bank of Montreal
2.850% due 06/09/2015		400	412
Bank of Nova Scotia
1.950% due 01/30/2017		200	205
Banque PSA Finance S.A.
2.143% due 04/04/2014		3,500	3,504
Barclays Bank PLC
10.179% due 06/12/2021		20,000	26,916
BBVA Bancomer S.A.
4.500% due 03/10/2016		700	744
6.500% due 03/10/2021		6,200	6,735
6.750% due 09/30/2022		11,800	12,951
7.250% due 04/22/2020		900	1,000
Bear Stearns Cos. LLC
6.400% due 10/02/2017		900	1,040
7.250% due 02/01/2018		16,800	20,020
CIT Group, Inc.
5.250% due 04/01/2014		6,900	6,900
Citigroup, Inc.
0.505% due 06/09/2016		19,500	19,273
0.916% due 11/15/2016		22,900	23,028
4.875% due 05/07/2015		4,795	4,997
5.000% due 09/15/2014		18,800	19,167
Commonwealth Bank of Australia
1.035% due 09/18/2015		2,700	2,727
Compass Bank
6.400% due 10/01/2017		7,000	7,737
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	2,800	4,557
Credit Agricole S.A.
1.081% due 10/03/2016		$10,900	10,996
8.375% due 10/13/2019 (c)		3,200	3,648

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dexia Credit Local S.A.
0.716% due 04/29/2014		$12,400	$12,404
2.750% due 04/29/2014		1,700	1,702
Eksportfinans ASA
2.000% due 09/15/2015		3,000	2,985
5.500% due 05/25/2016		6,300	6,662
Export-Import Bank of Korea
4.000% due 01/29/2021		11,000	11,623
5.875% due 01/14/2015		1,500	1,562
Fifth Third Bancorp
0.655% due 12/20/2016		1,300	1,289
Ford Motor Credit Co. LLC
1.333% due 08/28/2014		6,900	6,927
5.625% due 09/15/2015		14,900	15,889
8.000% due 06/01/2014		100	101
8.700% due 10/01/2014		6,800	7,078
General Electric Capital Corp.
0.425% due 12/29/2016		13,700	13,602
0.433% due 10/06/2015		1,500	1,501
0.892% due 07/12/2016		4,500	4,544
3.800% due 06/18/2019		300	318
GMAC International Finance BV
7.500% due 04/21/2015	EUR	4,100	5,988
Goldman Sachs Group, Inc.
0.637% due 07/22/2015		$9,000	8,998
GSPA Monetization Trust
6.422% due 10/09/2029		1,606	1,652
HBOS PLC
0.935% due 09/06/2017		4,000	3,959
6.750% due 05/21/2018		1,300	1,476
HSBC Finance Corp.
6.676% due 01/15/2021		8,800	10,284
ING Bank NV
1.635% due 06/09/2014		2,100	2,106
International Lease Finance Corp.
5.650% due 06/01/2014		9,000	9,075
5.750% due 05/15/2016		10,350	11,159
6.500% due 09/01/2014		9,650	9,891
6.750% due 09/01/2016		4,700	5,252
8.625% due 09/15/2015		3,500	3,868
IPIC GMTN Ltd.
1.750% due 11/30/2015		10,500	10,673
JPMorgan Chase & Co.
1.125% due 02/26/2016		8,750	8,788
3.150% due 07/05/2016		8,368	8,762
3.450% due 03/01/2016		4,300	4,506
4.650% due 06/01/2014		9,116	9,180
JPMorgan Chase Bank N.A.
0.997% due 05/31/2017	EUR	6,000	8,190
Korea Development Bank
3.000% due 09/14/2022		$9,100	8,928
3.500% due 08/22/2017		2,400	2,546
Korea Exchange Bank
3.125% due 06/26/2017		6,900	7,182
Korea Finance Corp.
3.250% due 09/20/2016		1,000	1,053
LBG Capital PLC
8.000% due 06/15/2020 (c)		1,200	1,292
8.500% due 12/17/2021 (c)		100	108
Macquarie Bank Ltd.
6.625% due 04/07/2021		10,500	11,898
Macquarie Group Ltd.
7.300% due 08/01/2014		1,300	1,328
National Australia Bank Ltd.
0.962% due 04/11/2014		11,400	11,402
Nordea Bank AB
0.591% due 04/04/2017		11,600	11,600

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Northern Rock Asset Management PLC
5.625% due 06/22/2017		$2,600	$2,929
Nykredit Realkredit A/S
2.000% due 04/01/2014	DKK	63,000	11,625
PKO Finance AB
4.630% due 09/26/2022		$3,700	3,742
Prudential Covered Trust
2.997% due 09/30/2015		3,992	4,100
RCI Banque S.A.
2.112% due 04/11/2014		8,400	8,403
Realkredit Danmark A/S
2.000% due 04/01/2014	DKK	113,500	20,944
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (c)		$800	872
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		4,700	4,846
Santander Issuances S.A.U.
7.300% due 07/27/2019	GBP	5,600	9,594
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		$5,000	5,200
SLM Corp.
3.875% due 09/10/2015		2,200	2,277
6.000% due 01/25/2017		3,425	3,746
6.250% due 01/25/2016		7,179	7,744
SLM Corp. CPI Linked Bond
3.052% due 04/01/2014		4,202	4,202
Springleaf Finance Corp.
5.750% due 09/15/2016		2,400	2,553
SSIF Nevada LP
0.942% due 04/14/2014		21,200	21,204
State Bank of India
2.387% due 01/21/2016		800	796
4.500% due 07/27/2015		1,000	1,036
Stone Street Trust
5.902% due 12/15/2015		3,200	3,445
Turkiye Garanti Bankasi A/S
2.737% due 04/20/2016		350	343
Wachovia Corp.
0.503% due 06/15/2017		8,500	8,456
XLIT Ltd.
5.250% due 09/15/2014		4,312	4,402

			660,310

INDUSTRIALS 4.7%
AbbVie, Inc.
0.996% due 11/06/2015		8,700	8,789
Asciano Finance Ltd.
5.000% due 04/07/2018		2,100	2,258
Braskem Finance Ltd.
5.750% due 04/15/2021		8,200	8,231
7.000% due 05/07/2020		3,299	3,596
Canadian National Railway Co.
0.436% due 11/06/2015		8,840	8,844
CSN Islands Corp.
6.875% due 09/21/2019		4,900	5,145
CSN Resources S.A.
6.500% due 07/21/2020		7,600	7,790
Daimler Finance North America LLC
0.842% due 01/09/2015		10,700	10,741
1.250% due 01/11/2016		6,610	6,650
Eaton Corp.
0.563% due 06/16/2014		4,000	4,003
General Mills, Inc.
0.536% due 01/29/2016		12,200	12,217
0.586% due 05/16/2014		2,700	2,701

34	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gerdau Holdings, Inc.
7.000% due 01/20/2020	$1,700	$1,896
HCA, Inc.
6.500% due 02/15/2016	300	326
7.875% due 02/15/2020	14,700	15,685
8.500% due 04/15/2019	17,685	18,515
Johnson & Johnson
0.303% due 11/28/2016	19,500	19,534
Kansas City Southern de Mexico S.A. de C.V.
0.935% due 10/28/2016	3,400	3,419
KazMunayGas National Co. JSC
11.750% due 01/23/2015	6,600	7,095
McKesson Corp.
0.635% due 09/10/2015	19,200	19,226
MGM Resorts International
7.500% due 06/01/2016	1,403	1,570
10.000% due 11/01/2016	1,475	1,768
NBCUniversal Media LLC
2.100% due 04/01/2014	11,556	11,556
2.875% due 04/01/2016	4,759	4,950
PepsiCo, Inc.
0.444% due 02/26/2016	6,670	6,681
Petrobras International Finance Co.
3.875% due 01/27/2016	9,300	9,574
5.875% due 03/01/2018	100	107
President and Fellows of Harvard College
6.500% due 01/15/2039	200	266
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	4,400	4,462
STATS ChipPAC Ltd.
4.500% due 03/20/2018	2,733	2,754
Temple-Inland, Inc.
6.375% due 01/15/2016	5,000	5,405
United Airlines, Inc.
6.750% due 09/15/2015	5,100	5,215
Volkswagen International Finance NV
0.566% due 11/18/2015	17,900	17,948
0.835% due 11/20/2014	2,030	2,037
Whirlpool Corp.
7.750% due 07/15/2016	8,300	9,510

		250,464

UTILITIES 1.9%
AT&T, Inc.
0.619% due 02/12/2016	7,988	8,008
0.900% due 02/12/2016	4,210	4,211
Korea Electric Power Corp.
3.000% due 10/05/2015	1,500	1,544
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015	2,272	2,342
Majapahit Holding BV
7.750% due 01/20/2020	1,800	2,074
Petrobras Global Finance BV
2.379% due 01/15/2019	1,300	1,272
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	200	216
5.832% due 09/30/2016	448	478
6.750% due 09/30/2019	1,000	1,194
Rosneft Finance S.A.
6.625% due 03/20/2017	1,400	1,507
7.500% due 07/18/2016	300	326
Shell International Finance BV
0.307% due 11/10/2015	8,500	8,506
0.446% due 11/15/2016	9,500	9,516
Telefonica Chile S.A.
3.875% due 10/12/2022	6,100	5,812

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Verizon Communications, Inc.
0.435% due 03/06/2015	$2,695	$2,696
1.763% due 09/15/2016	19,900	20,483
1.984% due 09/14/2018	10,340	10,871
2.500% due 09/15/2016	8,500	8,808
3.650% due 09/14/2018	7,600	8,101

		97,965

Total Corporate Bonds & Notes (Cost $989,468)		1,008,739

MUNICIPAL BONDS & NOTES 2.3%

CALIFORNIA 0.6%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	500	671
7.043% due 04/01/2050	1,100	1,485
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	1,100	1,549
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	200	243
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	4,400	4,766
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	700	906
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,135
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	7,600	9,950
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	2,900	3,587
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	111
7.021% due 08/01/2040	100	112
University of California Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	7,355	9,087

		33,602

FLORIDA 0.0%
Miami-Dade County, Florida General Obligation Bonds, Series 2009
5.625% due 07/01/2038	2,100	2,291

KANSAS 0.2%
Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2032	9,500	10,166

LOUISIANA 0.0%
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	800	862

NEBRASKA 0.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	100	110

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEVADA 0.0%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	$200	$263

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,360
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2036	1,800	1,928

		3,288

NEW YORK 0.9%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.246% due 06/01/2035	4,700	5,202
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	500	538
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,000	1,151
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2005
0.484% due 01/01/2028	7,500	7,512
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2026	1,000	1,143
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
0.555% due 11/15/2028	3,020	3,020
0.805% due 11/15/2032	30,000	30,008

		48,574

OHIO 0.3%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,000	1,434
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	3,100	2,505
6.500% due 06/01/2047	700	610
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2012
5.000% due 01/01/2038	3,800	4,065
Ohio State Revenue Bonds, Series 2012
5.000% due 12/15/2023	2,030	2,339
5.000% due 12/15/2024	3,250	3,712

		14,665

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	119

TEXAS 0.1%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	1,900	2,274
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	2,600	3,158

		5,432

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	35

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 0.1%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	$2,400	$2,717

Total Municipal Bonds & Notes (Cost $113,711)		122,089

U.S. GOVERNMENT AGENCIES 18.8%
Fannie Mae
0.504% due 07/25/2037	341	341
0.534% due 07/25/2037	352	353
0.554% due 09/25/2035	440	440
0.564% due 09/25/2035	755	758
0.604% due 09/25/2035	415	416
0.654% due 09/25/2041	17,505	17,559
0.874% due 06/25/2037	1,157	1,171
0.875% due 08/28/2017 - 12/20/2017 (i)	29,500	29,145
0.884% due 06/25/2040	3,375	3,414
0.894% due 03/25/2040	927	941
1.250% due 01/30/2017 (i)	3,600	3,643
2.310% due 08/01/2022	400	385
2.870% due 09/01/2027	4,100	3,792
3.000% due 08/01/2021 - 10/01/2021	18,596	19,320
3.434% due 03/01/2022	10,913	11,382
3.500% due 03/01/2020 - 04/01/2029	9,645	10,138
4.000% due 12/01/2018 - 04/01/2044	14,067	14,879
4.500% due 06/01/2018 - 05/01/2044	364,585	389,064
5.000% due 02/13/2017 - 05/01/2044	92,575	101,098
5.000% due 05/11/2017 (i)	500	561
5.375% due 06/12/2017 (i)	2,200	2,494
5.500% due 09/01/2025 - 04/01/2044	138,095	152,426
6.000% due 12/01/2018 - 05/01/2044	53,159	59,255
FDIC Structured Sale Guaranteed Notes
0.655% due 11/29/2037	4,472	4,469
Freddie Mac
0.655% due 09/15/2041	9,575	9,587
0.705% due 07/15/2041	1,131	1,137
0.855% due 08/15/2037	951	962
0.865% due 10/15/2037	193	195
0.875% due 05/15/2037 - 09/15/2037	1,037	1,050
1.000% due 03/08/2017 (i)	11,400	11,438
1.250% due 05/12/2017 (i)	3,200	3,228
3.500% due 06/15/2036	315	327
4.000% due 06/15/2038 - 05/01/2044	8,289	8,510
4.500% due 09/01/2039 - 05/01/2044	71,247	75,741
5.000% due 05/01/2028 - 05/01/2044	21,885	23,803
5.500% due 08/23/2017 (i)	300	343
5.500% due 03/01/2037 - 04/01/2038	894	983
Ginnie Mae
5.000% due 08/15/2033 - 04/01/2044	27,809	30,464

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Small Business Administration
6.220% due 12/01/2028		$55	$63

Total U.S. Government Agencies (Cost $991,594)			995,275

U.S. TREASURY OBLIGATIONS 7.5%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2017 (i)		15,961	16,424
0.125% due 04/15/2018 (i)		607	621
0.125% due 01/15/2022		12,400	12,159
0.125% due 07/15/2022		35,496	34,793
0.375% due 07/15/2023		603	597
0.625% due 07/15/2021		55,000	56,682
1.125% due 01/15/2021		5,667	6,019
1.250% due 07/15/2020		14,585	15,732
1.375% due 01/15/2020		3,677	3,978
1.750% due 01/15/2028		20,989	23,275
2.000% due 07/15/2014 (g)(i)		40,450	41,130
2.000% due 01/15/2026		19,679	22,436
2.375% due 01/15/2025		29,904	35,251
2.375% due 01/15/2027		49,987	59,395
2.500% due 01/15/2029		47,932	58,253
3.875% due 04/15/2029		6,260	8,845

Total U.S. Treasury Obligations (Cost $416,534)			395,590

MORTGAGE-BACKED SECURITIES 5.5%
Adjustable Rate Mortgage Trust
2.671% due 01/25/2036		8,868	8,138
Arran Residential Mortgages Funding PLC
1.688% due 05/16/2047	EUR	1,206	1,684
Banc of America Commercial Mortgage Trust
5.309% due 10/10/2045		$1,077	1,082
Banc of America Funding Corp.
0.437% due 06/20/2047		3,600	2,330
4.980% due 02/20/2035		2,494	2,507
Banc of America Mortgage Trust
2.795% due 06/25/2035		2,233	2,139
Banc of America Re-REMIC Trust
5.680% due 02/24/2051		4,862	5,233
BCAP LLC Trust
2.610% due 02/26/2035		6,160	6,150
2.658% due 12/26/2037		129	130
3.307% due 12/26/2035		8,668	7,928
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035		1,339	1,363
2.637% due 08/25/2035		140	141
Bear Stearns Alt-A Trust
0.474% due 08/25/2036		5,247	3,472
Chase Mortgage Finance Trust
2.541% due 12/25/2035		2,015	1,812
Citigroup Mortgage Loan Trust, Inc.
0.224% due 01/25/2037		799	501
2.500% due 03/25/2036		1,731	1,619
2.674% due 03/25/2034		1,438	1,438
Countrywide Alternative Loan Trust
0.324% due 05/25/2047		2,073	1,796
0.354% due 05/25/2036		5,713	4,616
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,242	3,492
5.460% due 09/15/2039		4,646	5,023
Credit Suisse First Boston Mortgage Securities Corp.
2.392% due 02/25/2034		921	917
DBRR Trust
0.853% due 02/25/2045		15,142	15,074

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche ALT-A Securities, Inc.
0.314% due 01/25/2047		$4,535	$3,262
Downey Savings & Loan Association Mortgage Loan Trust
0.976% due 09/19/2044		574	563
Eddystone Finance PLC
1.045% due 04/19/2021	GBP	3,634	5,964
First Horizon Mortgage Pass-Through Trust
2.583% due 10/25/2035		$659	583
Granite Master Issuer PLC
0.337% due 12/20/2054		3,377	3,347
0.724% due 12/20/2054	GBP	18,739	31,037
0.804% due 12/20/2054		10,630	17,623
Granite Mortgages PLC
0.682% due 01/20/2044	EUR	99	137
0.883% due 09/20/2044	GBP	1,943	3,239
0.900% due 01/20/2044		200	334
0.903% due 09/20/2044		1,223	2,032
Greenwich Capital Commercial Funding Corp.
5.820% due 07/10/2038		$5,466	5,916
GSR Mortgage Loan Trust
2.650% due 09/25/2035		732	745
HarborView Mortgage Loan Trust
0.406% due 01/19/2036		6,259	4,322
0.497% due 06/20/2035		1,546	1,466
Holmes Master Issuer PLC
1.632% due 10/15/2054	EUR	589	813
HomeBanc Mortgage Trust
0.464% due 03/25/2035		$4,624	3,707
Indus Eclipse PLC
0.690% due 01/25/2020	GBP	2,348	3,836
IndyMac Mortgage Loan Trust
0.414% due 06/25/2035		$531	482
JPMorgan Chase Commercial Mortgage Securities Trust
4.928% due 09/12/2037		2,898	2,898
5.397% due 05/15/2045		6,849	7,439
5.447% due 06/12/2047		312	319
JPMorgan Mortgage Trust
2.671% due 07/25/2035		3,717	3,714
2.743% due 08/25/2035 ^		984	939
5.750% due 01/25/2036 ^		37	34
LB Commercial Mortgage Trust
5.823% due 07/15/2044		7,800	8,599
LB-UBS Commercial Mortgage Trust
5.641% due 03/15/2039		7,710	8,338
Merrill Lynch Floating Trust
0.692% due 07/09/2021		10,383	10,373
Merrill Lynch Mortgage Investors Trust
0.404% due 11/25/2035		3,160	3,057
5.062% due 09/25/2035		932	900
Morgan Stanley Capital Trust
5.439% due 02/12/2044		407	410
5.577% due 04/12/2049		2,638	2,698
5.610% due 04/15/2049		425	433
Morgan Stanley Mortgage Loan Trust
0.414% due 04/25/2035		6,382	5,842
2.461% due 07/25/2035		2,468	2,263
Prime Mortgage Trust
6.000% due 06/25/2036		2,466	2,182
Provident Funding Mortgage Loan Trust
2.656% due 10/25/2035		5,049	5,015
Residential Accredit Loans, Inc. Trust
0.334% due 09/25/2036		6,073	4,514
0.339% due 08/25/2036		5,964	4,560
0.654% due 03/25/2035		1,936	1,447
0.654% due 08/25/2035 ^		10,345	8,017
1.631% due 08/25/2035		197	175

36	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.506% due 09/25/2035 ^		$2,406	$1,890
3.575% due 12/25/2035		7,159	5,929
Silenus European Loan Conduit Ltd.
0.438% due 05/15/2019	EUR	121	163
Structured Adjustable Rate Mortgage Loan Trust
1.304% due 12/25/2037		$8,333	6,072
Wachovia Bank Commercial Mortgage Trust
5.749% due 07/15/2045		3,438	3,743
Wachovia Mortgage Loan Trust LLC
2.606% due 10/20/2035 ^		1,885	1,794
WaMu Mortgage Pass-Through Certificates
0.444% due 12/25/2045		3,544	3,208
2.284% due 11/25/2046		5,722	5,474
4.157% due 12/25/2036 ^		613	559
4.647% due 06/25/2037		6,271	5,543
Wells Fargo Mortgage-Backed Securities Trust
2.617% due 03/25/2035		1,581	1,550

Total Mortgage-Backed Securities (Cost $267,504)			288,084

ASSET-BACKED SECURITIES 3.0%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.429% due 05/25/2033		3,984	3,633
Asset-Backed Securities Corp. Home Equity Loan Trust
0.794% due 07/25/2035		2,400	2,179
Avenue CLO Ltd.
0.497% due 07/20/2018		1,719	1,719
Bear Stearns Asset-Backed Securities Trust
0.314% due 08/25/2036		2,737	2,144
0.834% due 10/25/2035		11,700	7,921
Centurion CDO Ltd.
0.555% due 03/08/2017		11,057	11,034
Chase Issuance Trust
5.160% due 04/16/2018		100	108
Citibank Omni Master Trust
2.905% due 08/15/2018		4,600	4,645
Citigroup Mortgage Loan Trust, Inc.
0.394% due 10/25/2036		9,600	8,983
Cornerstone CLO Ltd.
0.459% due 07/15/2021		13,300	13,044
Countrywide Asset-Backed Certificates
0.254% due 08/25/2037		3,492	3,456
Halcyon Structured Asset Management Long/Short Ltd.
0.461% due 08/07/2021		1,598	1,589
Hillmark Funding
0.484% due 05/21/2021		5,579	5,430
JPMorgan Mortgage Acquisition Trust
0.394% due 05/25/2036		9,400	7,802
Lafayette CLO Ltd.
1.635% due 09/06/2022		1,574	1,573
Morgan Stanley ABS Capital, Inc. Trust
0.334% due 03/25/2037		7,010	3,694
0.474% due 11/25/2035		9,278	9,036
Nash Point CLO
0.644% due 07/25/2022	EUR	3,518	4,794
Nomura Home Equity Loan, Inc.
0.564% due 02/25/2036		$3,200	2,693
Option One Mortgage Loan Trust
0.294% due 01/25/2037		3,950	2,297
Park Place Securities, Inc.
0.604% due 09/25/2035		445	425
Penta CLO S.A.
0.551% due 06/04/2024	EUR	3,873	5,241
Residential Asset Securities Corp. Trust
0.534% due 02/25/2036		$7,500	6,414

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.564% due 12/15/2023	EUR	3,473	$4,722
3.405% due 05/16/2044		$1,840	1,961
Soundview Home Loan Trust
0.284% due 12/25/2036		2,805	2,691
South Texas Higher Education Authority, Inc.
0.733% due 10/01/2020		4,671	4,670
Specialty Underwriting & Residential Finance Trust
0.304% due 09/25/2037		3,637	2,057
0.454% due 12/25/2036		28,000	21,704
Structured Asset Securities Corp.
0.324% due 12/25/2036		4,900	3,984
Venture CDO Ltd.
0.457% due 07/22/2021		9,500	9,266

Total Asset-Backed Securities (Cost $145,593)			160,909

SOVEREIGN ISSUES 9.8%
Autonomous Community of Valencia
4.375% due 07/16/2015	EUR	2,200	3,147
Banco Nacional de Desenvolvimento Economico e Social
6.500% due 06/10/2019		$9,700	11,009
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	11,000	3,506
Italy Buoni Poliennali Del Tesoro
2.250% due 05/15/2016	EUR	7,300	10,348
2.750% due 12/01/2015		35,000	49,871
3.000% due 04/15/2015		5,400	7,620
3.000% due 06/15/2015		22,700	32,161
3.000% due 11/01/2015		2,600	3,711
3.750% due 08/01/2015		48,100	68,940
3.750% due 08/01/2016		9,000	13,201
4.500% due 07/15/2015		44,100	63,735
4.750% due 09/15/2016		3,700	5,560
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		7,700	10,521
0.000% due 12/31/2015		12,400	16,850
Korea Housing Finance Corp.
4.125% due 12/15/2015		$4,800	5,074
Korea Land & Housing Corp.
4.875% due 09/10/2014		2,000	2,036
Province of Ontario
1.600% due 09/21/2016		7,800	7,946
1.650% due 09/27/2019		600	582
3.000% due 07/16/2018		7,700	8,099
4.000% due 10/07/2019		1,400	1,526
4.400% due 04/14/2020		9,300	10,289
5.500% due 06/02/2018	CAD	300	310
Qatar Government International Bond
5.250% due 01/20/2020		$7,600	8,645
Slovenia Government International Bond
2.750% due 03/17/2015	EUR	700	984
4.375% due 04/02/2014		7,400	10,195
Spain Government International Bond
2.100% due 04/30/2017		19,100	27,031
3.000% due 04/30/2015		13,000	18,372
3.150% due 01/31/2016		18,300	26,337
3.250% due 04/30/2016		2,700	3,907
3.300% due 07/30/2016		6,200	9,015
3.750% due 10/31/2015		26,300	37,980
4.000% due 07/30/2015		28,200	40,571

Total Sovereign Issues (Cost $513,432)			519,079

		SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% due 12/31/2049 (c)		1,639	$1,922

Total Convertible Preferred Securities (Cost $1,840)			1,922

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (c)		1,000	1,213
GMAC Capital Trust
8.125% due 02/15/2040		50,000	1,365
Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (c)		4,800	6,430

Total Preferred Securities (Cost $8,472)			9,008

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 12.6%

CERTIFICATES OF DEPOSIT 1.7%
Credit Suisse
0.465% due 03/17/2015		$4,100	4,100
0.644% due 12/07/2015		27,800	27,849
Intesa Sanpaolo SpA
1.650% due 04/07/2015		42,800	42,814
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		16,500	16,392

			91,155

COMMERCIAL PAPER 0.4%
Entergy Corp.
0.950% due 05/05/2014		20,600	20,581
Ford Motor Credit Co. LLC
0.850% due 06/18/2014		2,000	1,998

			22,579

REPURCHASE AGREEMENTS (d) 0.4%
			22,218

SHORT-TERM NOTES 0.2%
Korea Development Bank
0.770% due 08/20/2014		11,000	10,991

MEXICO TREASURY BILLS 6.8%
3.530% due 04/03/2014 - 08/21/2014 (a)	MXN	4,687,913	356,631

U.S. TREASURY BILLS 3.1%
0.068% due 04/17/2014 - 09/04/2014 (a)(f)(i)		$163,217	163,198

Total Short-Term Instruments (Cost $663,520)			666,772

Total Investments in Securities (Cost $4,115,061)			4,170,870

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	37

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 34.7%

SHORT-TERM INSTRUMENTS 34.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 34.7%
PIMCO Short-Term Floating NAV Portfolio	781	$8
PIMCO Short-Term Floating NAV Portfolio III	183,441,933	1,832,768

Total Short-Term Instruments (Cost $1,832,969)		1,832,776

Total Investments in Affiliates (Cost $1,832,969)		1,832,776

Total Investments 113.6% (Cost $5,948,030)		$6,003,646

Financial Derivative Instruments (e)(h) (0.9%) (Cost or Premiums, net $(4,882))		(49,465)

Other Assets and Liabilities, net (12.7%)		(670,150)

Net Assets 100.0%		$5,284,031

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	03/31/2014	04/01/2014	$15,400	U.S. Treasury Bonds 4.500% due 08/15/2039	$(15,776)	$15,400	$15,400
SSB	0.000%	03/31/2014	04/01/2014	6,818	Fannie Mae 2.260% due 10/17/2022	(6,959)	6,818	6,818

Total Repurchase Agreements						$(22,735)	$22,218	$22,218

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $94,011 at a weighted average interest rate of (0.132%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$15,400	$0	$0	$0	$15,400	$(15,776)	$(376)
SSB	6,818	0	0	0	6,818	(6,959)	(141)

Master Securities Forward Transaction Agreement
BOA	0	0	0	0	0	(50)	(50)
GRE	0	0	0	0	0	(70)	(70)

Total Borrowings and Other Financing Transactions	$22,218	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

38	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,820.000	06/21/2014	644	$(2,571)	$(1,952)
Call - CBOE S&P 500 Index	1,920.000	06/21/2014	1,174	(2,250)	(2,005)

				$(4,821)	$(3,957)

Total Written Options				$(4,821)	$(3,957)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	9,380	$(1,816)	$937	$0
90-Day Eurodollar June Futures	Long	06/2016	783	859	49	0
90-Day Eurodollar March Futures	Long	03/2016	2,309	2,175	203	0
90-Day Eurodollar September Futures	Long	09/2015	9,112	2,218	798	0
90-Day Eurodollar September Futures	Long	09/2016	80	(59)	3	0

Total Futures Contracts				$3,377	$1,990	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-21 5-Year Index	(1.000%)	12/20/2018	$37,100	$(677)	$(115)	$0	$(23)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-21 5-Year Index	1.000%	12/20/2018	$ 126,200	$2,301	$1,040	$88	$0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	62,600	980	57	40	(2)
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR 20,150	344	77	52	0

				$3,625	$1,174	$180	$(2)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$68,900	$(907)	$(826)	$26	$0
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	600,200	4,231	324	191	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	24,800	151	112	1	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	136,200	19,772	10,963	604	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	222,300	(247)	(11,739)	1,084	0

					$23,000	$(1,166)	$1,906	$0

Total Swap Agreements					$25,948	$(107)	$2,086	$(25)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	39

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(f)	Securities with an aggregate market value of $21,995 have been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(g)	Securities with an aggregate market value of $368 and cash of $37,455 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,990	$2,086	$4,076	$(3,957)	$0	$(25)	$(3,982)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2014	EUR	56,025	$	77,103	$ 0	$ (79)
	04/2014	THB	63,327		1,956	6	0
	04/2014	$	564,026	EUR	408,991	0	(580)
	05/2014	EUR	408,991	$	563,999	589	0
	05/2014	$	2,967	JPY	303,328	0	(28)

BPS	04/2014	MXN	556,161	$	42,032	0	(483)
	04/2014	$	1,028	AUD	1,154	43	0
	05/2014	MXN	451,891	$	34,056	2	(430)
	05/2014	$	3,215	JPY	325,911	0	(57)
	05/2014		11,040	MXN	147,974	258	0
	06/2014	MXN	1,458,896	$	109,941	1	(1,152)
	08/2014		386,774		28,615	0	(691)

BRC	04/2014	BRL	14,418		6,371	17	0
	04/2014	EUR	69,269		95,083	33	(379)
	04/2014	GBP	58,373		96,948	0	(368)
	04/2014	$	6,027	BRL	14,418	328	0
	04/2014		83,902	EUR	60,725	60	(304)
	04/2014		7,877	GBP	4,722	0	(5)
	04/2014		7,536	ZAR	83,285	359	0
	05/2014		45,875	EUR	33,436	185	0
	05/2014		17,817	JPY	1,819,858	0	(181)
	07/2014		4,928	HKD	38,220	1	0

CBK	04/2014	EUR	300	$	380	0	(33)
	04/2014	$	88,550	EUR	64,285	12	0
	05/2014	JPY	7,403,800	$	72,603	856	0
	05/2014	$	5,201	GBP	3,155	57	0
	05/2014		1,263	MXN	16,708	13	0
	06/2014	MXN	742,406	$	55,432	0	(1,143)

DUB	04/2014	DKK	179,583		32,600	0	(537)
	04/2014	EUR	73,422		102,121	971	0
	04/2014	$	13,685	EUR	9,923	0	(14)
	04/2014		1,992	GBP	1,207	20	0
	05/2014	MXN	103,466	$	7,924	25	0

FBF	04/2014	BRL	22,339		9,872	26	0
	04/2014	EUR	28,900		39,028	0	(786)
	04/2014	$	9,476	BRL	22,339	370	0
	06/2014	EUR	500	$	634	0	(55)

GLM	04/2014		61,753		85,756	682	0

HUS	04/2014		249		343	0	0
	04/2014	$	28,579	EUR	20,716	0	(39)

JPM	04/2014	BRL	11,405	$	5,040	13	0
	04/2014	RUB	243,790		7,297	376	0
	04/2014	$	4,799	BRL	11,405	228	0
	04/2014		9,758	GBP	5,911	97	0
	04/2014		7,249	RUB	243,790	0	(328)
	04/2014		1,895	THB	63,327	56	0

40	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2014	$	2,723	RUB	98,082	$ 38	$ 0
	06/2014	MXN	217,613	$	16,559	0	(1)
	07/2014	$	4,053	KRW	4,356,975	25	0

MSC	04/2014	MXN	1,160,765	$	87,703	0	(1,085)
	04/2014	ZAR	59,054		5,440	0	(159)
	06/2014	MXN	241,440		18,363	0	(10)
	06/2014	$	59,191	MXN	784,331	545	0
	07/2014		3,641	INR	223,958	13	0
	07/2014		3,481	TWD	105,840	7	0
	08/2014	MXN	504,573	$	37,349	0	(881)

RYL	04/2014	$	76,677	GBP	46,533	900	0
	05/2014	GBP	46,533	$	76,660	0	(900)

UAG	04/2014	BRL	48,163		20,305	0	(922)
	04/2014	EUR	354,122		483,777	0	(4,079)
	04/2014	KRW	5,412,519		5,109	23	0
	04/2014	$	21,283	BRL	48,163	0	(56)
	04/2014		5,007	KRW	5,412,519	79	0
	05/2014		20,149	BRL	48,163	895	0
	07/2014	KRW	5,412,519	$	4,984	0	(81)

Total Forward Foreign Currency Contracts						$ 8,209	$ (15,846)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-21 5-Year Index	Buy	0.550%	06/18/2014	$	4,700	$(2)	$(3)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.850%	06/18/2014		5,700	(6)	(4)

CBK	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014		3,700	(4)	(2)

JPM	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014		9,300	(12)	(5)

							$(24)	$(14)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$3,500	$(195)	$(182)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$2,100	$(19)	$(2)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	2,400	(31)	(2)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	1,000	(7)	(1)

						$(57)	$(5)

Total Written Options						$(276)	$(201)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	384	$1,406,500	EUR	165,400	$(4,344)
Sales	3,009	4,428,200		0	(23,389)
Closing Buys	(219)	(190,300)		0	1,827
Expirations	(678)	(4,841,600)		(118,800)	17,438
Exercised	(678)	(770,400)		(46,600)	3,371

Balance at 03/31/2014	1,818	$32,400	EUR	0	$(5,097)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	41

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	General Electric Capital Corp.	1.000%	12/20/2015	0.322%	$	2,200	$(44)	$70	$26	$0
	MetLife, Inc.	1.000%	12/20/2014	0.087%		6,100	(88)	131	43	0
	MetLife, Inc.	1.000%	12/20/2015	0.212%		1,900	(106)	133	27	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		5,200	(12)	64	52	0

BPS	U.S. Treasury Notes	0.250%	03/20/2016	0.136%	EUR	4,400	(62)	76	14	0

BRC	Brazil Government International Bond	1.000%	06/20/2015	0.383%	$	500	(7)	11	4	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		10,800	(37)	109	72	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		12,200	(18)	95	77	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.336%		10,000	129	6	135	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%		3,500	(59)	89	30	0
	Mexico Government International Bond	1.000%	03/20/2015	0.219%		400	(9)	12	3	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%		4,500	(22)	83	61	0

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.514%		1,000	(16)	23	7	0
	General Electric Capital Corp.	5.000%	09/20/2014	0.222%		4,000	142	(44)	98	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%		1,400	(26)	38	12	0
	Italy Government International Bond	1.000%	06/20/2019	1.316%		13,100	(235)	37	0	(198)
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.196%		6,700	61	(47)	14	0
	JPMorgan Chase & Co.	1.000%	09/20/2014	0.196%		7,000	71	(41)	30	0
	MetLife, Inc.	1.000%	12/20/2014	0.087%		200	(3)	5	2	0
	Mexico Government International Bond	1.000%	03/20/2015	0.219%		400	(9)	12	3	0

DUB	Brazil Government International Bond	1.000%	06/20/2015	0.383%		1,000	(10)	18	8	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		2,500	31	(4)	27	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%		11,400	(186)	38	0	(148)
	Mexico Government International Bond	1.000%	03/20/2015	0.219%		200	(5)	6	1	0
	Mexico Government International Bond	1.000%	06/20/2016	0.349%		12,600	31	157	188	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		1,700	(24)	51	27	0
	Spain Government International Bond	1.000%	06/20/2019	1.035%		12,500	(6)	4	0	(2)

FBF	Brazil Government International Bond	1.000%	09/20/2015	0.514%		7,200	(90)	145	55	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		10,700	(16)	83	67	0
	MetLife, Inc.	1.000%	12/20/2014	0.087%		200	(3)	4	1	0

GST	Brazil Government International Bond	1.000%	06/20/2015	0.383%		500	(7)	11	4	0
	MetLife, Inc.	1.000%	03/20/2015	0.123%		2,000	(121)	139	18	0
	MetLife, Inc.	1.000%	09/20/2015	0.185%		3,500	(225)	269	44	0
	Mexico Government International Bond	1.000%	06/20/2017	0.482%		700	(7)	18	11	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		24,600	(60)	309	249	0

HUS	Brazil Government International Bond	1.000%	06/20/2015	0.383%		300	(8)	10	2	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		900	(9)	16	7	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%		1,400	(24)	36	12	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%		11,400	(191)	44	0	(147)
	U.S. Treasury Notes	0.250%	06/20/2017	0.137%	EUR	6,200	(12)	44	32	0

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.514%	$	1,400	(16)	26	10	0
	MetLife, Inc.	1.000%	09/20/2015	0.185%		5,600	(332)	402	70	0
	Mexico Government International Bond	1.000%	06/20/2017	0.482%		9,600	(127)	290	163	0
	Spain Government International Bond	1.000%	06/20/2019	1.035%		12,300	(6)	4	0	(2)

MYC	Italy Government International Bond	1.000%	03/20/2019	1.283%		5,700	(94)	20	0	(74)
	Mexico Government International Bond	1.000%	03/20/2016	0.331%		5,700	(35)	113	78	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		1,400	(20)	43	23	0

RYL	Mexico Government International Bond	1.000%	09/20/2015	0.278%		7,200	(84)	163	79	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.030%		900	5	4	9	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.514%		500	(5)	8	3	0

							$(2,006)	$3,333	$1,898	$(571)

42	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$8,500	$544	$(330)	$214	$0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	900	116	(95)	21	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	22,000	1,440	(886)	554	0

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	500	57	(44)	13	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	1,700	191	(148)	43	0

					$2,348	$(1,503)	$845	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	2,800	$2	$(77)	$0	$(75)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		1,000	0	(11)	0	(11)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	30,000	3	47	50	0

BPS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		100	0	0	0	0

BRC	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		2,300	(1)	2	1	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		182,000	(68)	372	304	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		2,900	(2)	3	1	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		2,200	0	3	3	0
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		44,000	(4)	(139)	0	(143)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		100	0	0	0	0
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		300	(1)	0	0	(1)

DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	5,000	18	(151)	0	(133)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	300	(1)	(1)	0	(2)

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	3,400	0	(93)	0	(93)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		1,000	0	(12)	0	(12)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018	MXN	5,200	(3)	5	2	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		7,300	(1)	9	8	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		400	(1)	(1)	0	(2)

HUS	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		6,800	(4)	7	3	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		52,000	(23)	109	86	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		2,400	0	3	3	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		400	(1)	(1)	0	(2)

JPM	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		2,300	(1)	2	1	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		1,200	0	1	1	0
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		600	(2)	1	0	(1)

MYC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		6,800	1	13	14	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		38,000	(24)	88	64	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		3,400	(2)	3	1	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		6,400	(1)	8	7	0
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		27,000	(7)	(46)	0	(53)

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	1,700	1	(51)	0	(50)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	13,000	(2)	24	22	0
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		26,000	(3)	(82)	0	(85)

							$(127)	$35	$571	$(663)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	43

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	ERAEMLT Index	133,748	1-Month USD-LIBOR plus a specified spread	04/30/2014	$297,430		$(10,673)	$0	$(10,673)
	Receive	ERAEMLT Index	321,147	1-Month USD-LIBOR plus a specified spread	05/15/2014	694,940		(6,406)	0	(6,406)
	Receive	ERAEMLT Index	230,947	1-Month USD-LIBOR plus a specified spread	06/13/2014	519,635		(24,263)	0	(24,263)
	Receive	ERAEMLT Index	246,796	1-Month USD-LIBOR plus a specified spread	07/15/2014	494,841		34,568	34,568	0
	Receive	ERAEMLT Index	209,855	1-Month USD-LIBOR plus a specified spread	11/14/2014	473,561		(24,526)	0	(24,526)
	Receive	ERAEMLT Index	281,284	1-Month USD-LIBOR plus a specified spread	01/05/2015	610,504		(8,472)	0	(8,472)

BPS	Receive	ERAEMLT Index	73,665	1-Month USD-LIBOR plus a specified spread	02/13/2015	147,703		10,324	10,324	0

FBF	Receive	ERAEMLT Index	223,876	1-Month USD-LIBOR plus a specified spread	04/15/2014	505,522		(25,307)	0	(25,307)
	Receive	ERAEMLT Index	307,880	1-Month USD-LIBOR plus a specified spread	04/30/2014	684,619		(24,431)	0	(24,431)

GST	Receive	ERAEMLT Index	335,139	1-Month USD-LIBOR plus a specified spread	09/30/2014	683,241		35,385	35,385	0

								$(43,801)	$80,277	$(124,078)

Total Swap Agreements							$215	$(41,936)	$83,591	$(125,312)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $174,441 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$595	$0	$34,766	$35,361	$(687)	$(189)	$(74,426)	$(75,302)	$(39,941)	$88,829	$48,888
BPS	304	0	10,338	10,642	(2,813)	0	0	(2,813)	7,829	(6,520)	1,309
BRC	983	0	905	1,888	(1,237)	0	(144)	(1,381)	507	(610)	(103)
CBK	938	0	166	1,104	(1,176)	(6)	(198)	(1,380)	(276)	531	255
DUB	1,016	0	272	1,288	(551)	(1)	(285)	(837)	451	(620)	(169)
FBF	396	0	123	519	(841)	0	(49,738)	(50,579)	(50,060)	60,181	10,121
GLM	682	0	10	692	0	0	(107)	(107)	585	(450)	135
GST	0	0	35,711	35,711	0	0	0	0	35,711	(27,270)	8,441
HUS	0	0	699	699	(39)	0	(149)	(188)	511	(560)	(49)
JPM	833	0	258	1,091	(329)	(5)	(3)	(337)	754	20,035	20,789
MSC	565	0	0	565	(2,135)	0	0	(2,135)	(1,570)	(3,380)	(4,950)
MYC	0	0	230	230	0	0	(127)	(127)	103	(885)	(782)
RYL	900	0	79	979	(900)	0	0	(900)	79	(35)	44
SOG	0	0	9	9	0	0	0	0	9	0	9
UAG	997	0	25	1,022	(5,138)	0	(135)	(5,273)	(4,251)	3,349	(902)

Total Over the Counter	$8,209	$0	$83,591	$91,800	$(15,846)	$(201)	$(125,312)	$(141,359)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

44	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,990	$1,990
Swap Agreements	0	180	0	0	1,906	2,086

	$0	$180	$0	$0	$3,896	$4,076

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,209	$0	$8,209
Swap Agreements	0	2,743	80,277	0	571	83,591

	$0	$2,743	$80,277	$8,209	$571	$91,800

	$0	$2,923	$80,277	$8,209	$4,467	$95,876

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$3,957	$0	$0	$3,957
Swap Agreements	0	25	0	0	0	25

	$0	$25	$3,957	$0	$0	$3,982

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,846	$0	$15,846
Written Options	0	14	0	182	5	201
Swap Agreements	0	571	124,078	0	663	125,312

	$0	$585	$124,078	$16,028	$668	$141,359

	$0	$610	$128,035	$16,028	$668	$145,341

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$56	$0	$221	$277
Futures	0	0	0	0	8,335	8,335
Swap Agreements	0	4,272	0	0	(18,376)	(14,104)

	$0	$4,272	$56	$0	$(9,820)	$(5,492)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(12,197)	$0	$(12,197)
Written Options	0	74	0	805	15,148	16,027
Swap Agreements	0	8,053	(452,105)	0	2,718	(441,334)

	$0	$8,127	$(452,105)	$(11,392)	$17,866	$(437,504)

	$0	$12,399	$(452,049)	$(11,392)	$8,046	$(442,996)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$864	$0	$(59)	$805
Futures	0	0	0	0	2,246	2,246
Swap Agreements	0	1,059	0	0	(891)	168

	$0	$1,059	$864	$0	$1,296	$3,219

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,438)	$0	$(8,438)
Written Options	0	10	0	(113)	(2,118)	(2,221)
Swap Agreements	0	(4,366)	55,477	0	(1,658)	49,453

	$0	$(4,356)	$55,477	$(8,551)	$(3,776)	$38,794

	$0	$(3,297)	$56,341	$(8,551)	$(2,480)	$42,013

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	45

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$3,403	$0	$3,403
Corporate Bonds & Notes
Banking & Finance	11,600	647,058	1,652	660,310
Industrials	0	250,464	0	250,464
Utilities	0	97,965	0	97,965
Municipal Bonds & Notes
California	0	33,602	0	33,602
Florida	0	2,291	0	2,291
Kansas	0	10,166	0	10,166
Louisiana	0	862	0	862
Nebraska	0	110	0	110
Nevada	0	263	0	263
New Jersey	0	3,288	0	3,288
New York	0	48,574	0	48,574
Ohio	0	14,665	0	14,665
Tennessee	0	119	0	119
Texas	0	5,432	0	5,432
Washington	0	2,717	0	2,717
U.S. Government Agencies	0	995,275	0	995,275
U.S. Treasury Obligations	0	395,590	0	395,590
Mortgage-Backed Securities	0	282,851	5,233	288,084
Asset-Backed Securities	0	160,909	0	160,909
Sovereign Issues	0	519,079	0	519,079
Convertible Preferred Securities
Banking & Finance	1,922	0	0	1,922
Preferred Securities
Banking & Finance	1,365	7,643	0	9,008
Short-Term Instruments
Certificates of Deposit	0	91,155	0	91,155

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Commercial Paper	$0	$22,579	$0	$22,579
Repurchase Agreements	0	22,218	0	22,218
Short-Term Notes	0	10,991	0	10,991
Mexico Treasury Bills	0	356,631	0	356,631
U.S. Treasury Bills	0	163,198	0	163,198
	$14,887	$4,149,098	$6,885	$4,170,870

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,832,776	$0	$0	$1,832,776

Total Investments	$1,847,663	$4,149,098	$6,885	$6,003,646

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,990	2,086	0	4,076
Over the counter	0	91,800	0	91,800
	$1,990	$93,886	$0	$95,876

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3,982)	0	(3,982)
Over the counter	0	(141,354)	(5)	(141,359)
	$0	$(145,336)	$(5)	$(145,341)

Totals	$1,849,653	$4,097,648	$6,880	$5,954,181

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

46	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 61.2%

CORPORATE BONDS & NOTES 27.1%

BANKING & FINANCE 16.4%
Ally Financial, Inc.
0.000% due 06/15/2015		$200	$194
2.436% due 12/01/2014		100	100
2.500% due 03/15/2017 (e)		5,000	4,992
2.750% due 01/30/2017		300	304
2.917% due 07/18/2016		100	102
3.125% due 01/15/2016		1,700	1,740
3.500% due 07/18/2016		1,900	1,962
3.635% due 06/20/2014		2,000	2,011
4.625% due 06/26/2015		5,100	5,294
4.750% due 09/10/2018		5,800	6,155
5.500% due 02/15/2017		8,400	9,156
6.750% due 12/01/2014		200	208
8.000% due 03/15/2020		300	363
8.300% due 02/12/2015		3,600	3,814
American Honda Finance Corp.
0.740% due 10/07/2016		6,900	6,959
Banca Monte dei Paschi di Siena SpA
3.125% due 06/30/2015	EUR	700	987
4.875% due 09/15/2016		15,900	23,568
5.000% due 02/09/2019		100	152
Banco Bradesco S.A.
4.500% due 01/12/2017		$3,300	3,482
Banco do Brasil S.A.
3.875% due 10/10/2022		3,600	3,357
Banco Popolare SC
3.250% due 09/30/2016	EUR	300	426
3.625% due 03/31/2017		1,710	2,476
4.750% due 03/31/2016		240	352
Bank of America Corp.
1.103% due 04/01/2019 (b)		$6,000	6,001
2.000% due 01/11/2018		600	600
2.650% due 04/01/2019 (b)		2,000	2,009
3.750% due 07/12/2016		6,900	7,301
5.750% due 12/01/2017		1,200	1,360
6.000% due 09/01/2017		1,700	1,930
6.400% due 08/28/2017		700	804
6.500% due 08/01/2016		1,700	1,905
Bank of America N.A.
5.300% due 03/15/2017		300	330
Barclays Bank PLC
10.179% due 06/12/2021		33,800	45,488
BBVA Bancomer S.A.
6.750% due 09/30/2022		9,800	10,756
Bear Stearns Cos. LLC
7.250% due 02/01/2018		13,100	15,611
BPE Financiaciones S.A.
4.000% due 07/17/2015	EUR	11,000	15,592
CIT Group, Inc.
4.750% due 02/15/2015		$1,100	1,133
Citigroup, Inc.
0.505% due 06/09/2016		24,100	23,819
0.916% due 11/15/2016		14,500	14,581
Compass Bank
6.400% due 10/01/2017		5,800	6,410
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.000% due 09/10/2015	GBP	300	521
Council Of Europe Development Bank
1.125% due 10/22/2018	EUR	700	977
Credit Agricole S.A.
1.081% due 10/03/2016		$9,100	9,180
Dexia Credit Local S.A.
0.716% due 04/29/2014		4,000	4,001

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eksportfinans ASA
0.890% due 06/16/2015	JPY	100,000	$939
2.000% due 09/15/2015		$400	398
5.500% due 05/25/2016		200	212
5.500% due 06/26/2017		3,500	3,728
Ford Motor Credit Co. LLC
5.625% due 09/15/2015		26,700	28,473
General Electric Capital Corp.
0.425% due 12/29/2016		11,300	11,219
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016	EUR	2,400	3,481
4.250% due 01/18/2017		3,200	4,857
Goldman Sachs Group, Inc.
6.250% due 09/01/2017		$1,600	1,829
HSBC Finance Corp.
6.676% due 01/15/2021		2,900	3,389
International Lease Finance Corp.
4.875% due 04/01/2015		500	520
5.650% due 06/01/2014		7,700	7,764
5.750% due 05/15/2016		9,400	10,134
6.500% due 09/01/2014		8,300	8,508
6.750% due 09/01/2016		100	112
8.625% due 09/15/2015		500	553
8.750% due 03/15/2017		1,000	1,178
IPIC GMTN Ltd.
1.750% due 11/30/2015		3,800	3,863
JPMorgan Chase & Co.
0.756% due 02/15/2017		700	701
1.125% due 02/26/2016		7,200	7,232
3.150% due 07/05/2016		3,100	3,246
4.650% due 06/01/2014		7,500	7,553
JPMorgan Chase Bank N.A.
0.997% due 05/31/2017	EUR	2,300	3,139
Macquarie Bank Ltd.
6.625% due 04/07/2021		$8,700	9,858
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		600	622
6.125% due 02/07/2022		1,400	1,446
Skandinaviska Enskilda Banken AB
1.375% due 05/29/2018		8,200	8,048
SLM Corp.
3.875% due 09/10/2015		600	621
6.000% due 01/25/2017		1,400	1,531
6.250% due 01/25/2016		4,000	4,315
Springleaf Finance Corp.
6.900% due 12/15/2017		1,000	1,103
Stadshypotek AB
1.250% due 05/23/2018		8,200	8,008
4.250% due 10/10/2017	AUD	400	373
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024 (b)		$4,700	4,714
Swedbank Hypotek AB
1.375% due 03/28/2018		2,500	2,465
Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	300	525
6.000% due 04/15/2021		100	177

			405,297

INDUSTRIALS 5.9%
AbbVie, Inc.
0.996% due 11/06/2015		$3,200	3,233
ADT Corp.
4.875% due 07/15/2042		700	578
Braskem Finance Ltd.
5.750% due 04/15/2021		3,100	3,112

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Canadian National Railway Co.
0.436% due 11/06/2015		$3,300	$3,301
ConAgra Foods, Inc.
1.900% due 01/25/2018		2,000	1,985
D.R. Horton, Inc.
4.375% due 09/15/2022		100	99
Daimler Finance North America LLC
0.842% due 01/09/2015		3,600	3,614
DISH DBS Corp.
7.125% due 02/01/2016		3,700	4,051
7.750% due 05/31/2015		300	322
General Mills, Inc.
0.536% due 01/29/2016		16,800	16,824
HCA, Inc.
6.375% due 01/15/2015		1,300	1,352
6.500% due 02/15/2016		300	326
7.190% due 11/15/2015		100	109
7.875% due 02/15/2020		800	854
8.500% due 04/15/2019		100	105
Hospira, Inc.
6.050% due 03/30/2017		1,000	1,108
Johnson & Johnson
0.303% due 11/28/2016		35,700	35,762
KazMunayGas National Co. JSC
11.750% due 01/23/2015		6,100	6,557
Lukoil International Finance BV
6.125% due 11/09/2020		900	936
McKesson Corp.
0.635% due 09/10/2015		23,600	23,632
MGM Resorts International
7.500% due 06/01/2016		2,500	2,797
Nakilat, Inc.
6.067% due 12/31/2033		1,500	1,584
Nissan Motor Acceptance Corp.
0.786% due 03/03/2017		400	401
Orion Engineered Carbons Bondco GmbH
10.000% due 06/15/2018	EUR	4,410	6,645
Petrobras International Finance Co.
7.875% due 03/15/2019		$3,700	4,240
Volkswagen International Finance NV
0.566% due 11/18/2015		22,100	22,159

			145,686

UTILITIES 4.8%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		500	586
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		4,900	5,072
Petrobras Global Finance BV
2.593% due 03/17/2017		6,100	6,138
3.250% due 03/17/2017		8,500	8,549
Rosneft Finance S.A.
6.250% due 02/02/2015		400	412
7.875% due 03/13/2018		800	898
Shell International Finance BV
0.307% due 11/10/2015		7,000	7,005
0.446% due 11/15/2016		3,500	3,506
Sprint Communications, Inc.
6.000% due 12/01/2016		1,600	1,758
8.375% due 08/15/2017		16,400	19,372
9.125% due 03/01/2017		6,985	8,295
Telecom Italia SpA
7.375% due 12/15/2017	GBP	12,000	22,410
Verizon Communications, Inc.
1.003% due 06/17/2019		$2,000	2,020
1.763% due 09/15/2016		14,400	14,822

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	47

Schedule of Investments PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.984% due 09/14/2018		$3,900	$4,100
2.500% due 09/15/2016		7,000	7,253
3.650% due 09/14/2018		6,200	6,609

			118,805

Total Corporate Bonds & Notes (Cost $669,010)			669,788

U.S. GOVERNMENT AGENCIES 1.6%
Fannie Mae
0.875% due 10/26/2017 (j)		35,700	35,227
3.000% due 06/01/2043		512	496
Freddie Mac
0.555% due 11/15/2043		2,130	2,129
1.000% due 03/08/2017		1,900	1,906

Total U.S. Government Agencies (Cost $39,863)			39,758

U.S. TREASURY OBLIGATIONS 6.0%
U.S. Treasury Inflation Protected Securities (d)
2.000% due 07/15/2014		41,324	42,018
2.375% due 01/15/2025		34,374	40,521
2.375% due 01/15/2027		56,018	66,560

Total U.S. Treasury Obligations (Cost $149,285)			149,099

MORTGAGE-BACKED SECURITIES 4.3%
Adjustable Rate Mortgage Trust
2.671% due 01/25/2036		22,030	20,216
BCAP LLC Trust
0.364% due 05/25/2047		463	328
Bear Stearns Adjustable Rate Mortgage Trust
2.761% due 02/25/2034		500	492
Citigroup Commercial Mortgage Trust
2.234% due 09/10/2045 (a)		7,846	883
Credit Suisse Commercial Mortgage Trust
5.460% due 09/15/2039		15,101	16,325
Credit Suisse First Boston Mortgage Securities Corp.
4.829% due 11/15/2037		385	390
Eddystone Finance PLC
1.045% due 04/19/2021	GBP	9,041	14,838
Granite Master Issuer PLC
0.724% due 12/20/2054		4,861	8,053
Granite Mortgages PLC
1.217% due 07/20/2043		$635	632
LB Commercial Mortgage Trust
5.823% due 07/15/2044		19,338	21,319
Mall Funding PLC
1.201% due 04/22/2017	GBP	661	1,100
RMAC PLC
0.437% due 06/12/2037	EUR	2,128	2,760
Structured Adjustable Rate Mortgage Loan Trust
1.304% due 12/25/2037		$14,816	10,797
Wells Fargo Commercial Mortgage Trust
1.184% due 02/15/2027		7,300	7,300

Total Mortgage-Backed Securities (Cost $105,192)			105,433

ASSET-BACKED SECURITIES 1.1%
ACE Securities Corp. Home Equity Loan Trust
0.804% due 07/25/2035		500	421
Ameriquest Mortgage Securities Trust
0.544% due 03/25/2036		400	333
Cairn CLO BV
0.575% due 10/15/2022	EUR	2,372	3,236

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
0.394% due 10/25/2036		$2,400	$2,246
COA Summit CLO Ltd.
1.586% due 04/20/2023		250	249
Dureve Ltd.
0.788% due 11/01/2095	EUR	4,095	5,485
Fraser Sullivan CLO Ltd.
0.535% due 12/20/2020		$500	488
Golden Knight CDO Corp.
0.479% due 04/15/2019		2,420	2,397
Race Point CLO Ltd.
1.533% due 12/15/2022		600	601
SLM Student Loan Trust
0.564% due 12/15/2023	EUR	3,108	4,225
South Texas Higher Education Authority, Inc.
0.733% due 10/01/2020		$6,463	6,462

Total Asset-Backed Securities (Cost $26,131)			26,143

SOVEREIGN ISSUES 13.2%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2015	BRL	5,100	2,073
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		343,200	134,281
10.000% due 01/01/2023		55,100	21,077
10.000% due 01/01/2025		3,000	1,116
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$4,600	4,590
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	200	187
Italy Buoni Poliennali Del Tesoro
3.500% due 06/01/2018	EUR	29,700	43,905
4.500% due 08/01/2018		3,600	5,536
Mexico Government International Bond
7.750% due 05/29/2031	MXN	9,100	762
Province of Ontario
3.000% due 07/16/2018		$15,000	15,776
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		200	202
Slovenia Government International Bond
4.750% due 05/10/2018		17,100	18,340
Spain Government International Bond
2.100% due 04/30/2017	EUR	1,000	1,415
2.750% due 04/30/2019		18,800	27,027
3.750% due 10/31/2018		17,400	26,122
4.100% due 07/30/2018		7,200	10,961
4.850% due 10/31/2020		6,500	10,285
5.850% due 01/31/2022		1,500	2,506

Total Sovereign Issues (Cost $322,169)			326,161

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
GMAC Capital Trust
8.125% due 02/15/2040		7,000	191

Total Preferred Securities (Cost $188)			191

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.9%

CERTIFICATES OF DEPOSIT 0.9%
Credit Suisse
0.444% due 01/12/2015		$200	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.556% due 08/24/2015		$100	$100
0.610% due 01/28/2016		500	500
Intesa Sanpaolo SpA
1.650% due 04/07/2015		21,700	21,707

			22,507

REPURCHASE AGREEMENTS (f) 0.2%
			5,200

SHORT-TERM NOTES 3.2%
Fannie Mae
0.090% due 06/16/2014		1,200	1,200
Federal Home Loan Bank
0.073% due 06/25/2014		78,500	78,496

			79,696

MEXICO TREASURY BILLS 2.9%
3.419% due 06/05/2014 - 08/21/2014 (c)	MXN	933,700	70,953

U.S. TREASURY BILLS 0.7%
0.064% due 04/17/2014 - 09/04/2014 (c)(h)(j)		$16,825	16,824

Total Short-Term Instruments (Cost $194,487)			195,180

Total Investments in Securities (Cost $1,506,325)			1,511,753

		SHARES
INVESTMENTS IN AFFILIATES 20.0%

SHORT-TERM INSTRUMENTS 20.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 20.0%
PIMCO Short-Term Floating NAV Portfolio		1,372	14
PIMCO Short-Term Floating NAV Portfolio III		49,481,694	494,371

Total Short-Term Instruments (Cost $494,345)			494,385

Total Investments in Affiliates (Cost $494,345)			494,385

Total Investments 81.2% (Cost $2,000,670)			$2,006,138

Financial Derivative Instruments (g)(i) 2.9% (Cost or Premiums, net $(839))			71,380

Other Assets and Liabilities, net 15.9%			392,766

Net Assets 100.0%			$2,470,284

48	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$5,000	$4,992	0.20%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	03/31/2014	04/01/2014	$5,200	U.S. Treasury Bonds 4.500% due 08/15/2039	$(5,328)	$5,200	$5,200

Total Repurchase Agreements						$(5,328)	$5,200	$5,200

(1)	Includes accrued interest.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	04/01/2044	$1,000	$(962)	$(966)

Total Short Sales				$(962)	$(966)

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $6,824 at a weighted average interest rate of (0.288%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$5,200	$0	$0	$0	$5,200	$(5,328)	$(128)

Master Securities Forward Transaction Agreement
FOB	0	0	0	(966)	(966)	0	(966)

Total Borrowings and Other Financing Transactions	$5,200	$0	$0	$(966)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$124.000	04/25/2014	882	$(409)	$(388)

Total Written Options				$(409)	$(388)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	49

Schedule of Investments PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond June Futures	Short	06/2014	6	$1	$0	$(1)
Australia Government 10-Year Bond June Futures	Short	06/2014	33	(17)	4	(4)
Call Options Strike @ EUR 142.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	180	8	0	(22)
Call Options Strike @ EUR 143.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	101	(59)	46	0
Call Options Strike @ EUR 143.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	228	(92)	88	0
Call Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	3	1	1	0
Call Options Strike @ EUR 144.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	833	72	195	0
Call Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	124	22	23	0
Canada Government 10-Year Bond June Futures	Short	06/2014	753	149	279	0
Euro-Bund 10-Year Bond June Futures	Short	06/2014	9	(13)	6	0
U.S. Treasury 10-Year Note June Futures	Short	06/2014	389	251	24	0
United Kingdom Long Gilt June Futures	Short	06/2014	84	(19)	84	0

Total Futures Contracts				$304	$750	$(27)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/18/2019	$	76,700	$(165)	$523	$1	$0
Receive	3-Month USD-LIBOR	3.000%	06/18/2024		80,800	(487)	(74)	109	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		103,900	(3,414)	(865)	527	0
Pay	6-Month AUD-BBR-BBSW	4.750%	06/18/2024	AUD	15,400	324	158	8	0
Receive	6-Month EUR-EURIBOR	1.250%	09/17/2019	EUR	55,000	(461)	(19)	141	0
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024		120,600	(1,287)	(302)	414	0
Receive	6-Month GBP-LIBOR	3.000%	09/17/2024	GBP	35,900	(185)	(4)	215	0

						$(5,675)	$(583)	$1,415	$0

Total Swap Agreements						$(5,675)	$(583)	$1,415	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(h)	Securities with an aggregate market value of $10,991 and cash of $9,481 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$750	$1,415	$2,165	$(388)	$(27)	$0	$(415)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		BRL	2,913	$		1,236	$0	$(48)
	04/2014		EUR	23,020			31,901	212	(25)
	04/2014	$		1,287		BRL	2,913	0	(4)
	05/2014		JPY	2,698,771	$		26,308	155	0
	05/2014		MXN	78,059			5,864	0	(96)
	05/2014	$		1,226		BRL	2,913	47	0
	05/2014			7,144		MXN	95,298	132	0
	06/2014			4,606		GBP	2,774	16	0
	08/2014		BRL	55,435	$		22,861	0	(774)

BPS	04/2014			2,913			1,287	3	0
	04/2014	$		1,240		BRL	2,913	44	0

50	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2014		AUD	351	$		323	$0	$(1)
	05/2014		EUR	7,241			9,981	6	0
	05/2014		JPY	1,299,489			12,819	226	0
	05/2014		MXN	11,310			854	0	(10)
	05/2014	$		3,745		BRL	8,569	0	(1)
	05/2014			10,145		MXN	134,618	133	0
	06/2014		GBP	259	$		427	0	(4)
	06/2014	$		2,078		GBP	1,253	11	0
	08/2014		MXN	73,507	$		5,458	0	(111)

BRC	04/2014		BRL	42			19	0	0
	04/2014		EUR	37,479			51,976	344	(1)
	04/2014	$		18		BRL	42	1	0
	05/2014		JPY	6,553,932	$		64,201	689	0
	05/2014		MXN	10,411			792	0	(3)
	05/2014	$		13,069		MXN	172,985	138	0
	06/2014		BRL	3,706	$		1,498	0	(109)
	06/2014		GBP	8,572			14,225	4	(63)
	06/2014	$		2,750		GBP	1,656	10	0
	07/2014		BRL	53,047	$		21,802	0	(1,023)
	08/2014			45,860			19,198	0	(354)

CBK	04/2014		EUR	3,941			5,479	49	0
	04/2014		MYR	3,025			915	0	(13)
	05/2014		EUR	40,203			55,212	0	(170)
	05/2014		JPY	460,100			4,513	54	0
	05/2014		MXN	182,590			13,887	0	(54)
	05/2014	$		31		CAD	34	0	0
	06/2014		BRL	2,409	$		979	0	(66)
	06/2014		CAD	399			359	0	(1)
	06/2014		GBP	26,066			43,077	0	(356)
	07/2014	$		910		MYR	3,025	14	0

FBF	04/2014		BRL	806	$		356	1	0
	04/2014	$		341		BRL	806	14	0
	04/2014			830		KRW	888,930	5	0
	05/2014		BRL	806	$		339	0	(13)
	05/2014		MXN	953			71	0	(2)
	05/2014	$		1,055		MXN	14,020	15	0
	06/2014		GBP	96	$		160	0	0

JPM	04/2014		BRL	1,040			440	0	(18)
	04/2014	$		455		BRL	1,040	5	(1)
	04/2014			922		MYR	3,025	6	0
	04/2014			1,539		TWD	46,878	1	0
	05/2014		EUR	29,840	$		41,105	14	(15)
	05/2014		MXN	107,996			8,114	0	(131)
	06/2014		BRL	705			288	0	(18)
	08/2014		MXN	12,606			934	0	(21)

MSC	04/2014	$		32,411		MXN	424,437	99	0
	06/2014		MXN	784,333	$		59,192	0	(545)
	08/2014		BRL	199,978			84,736	77	(601)
	08/2014		MXN	54,973			4,069	0	(96)
	01/2015		BRL	5,099			1,952	0	(135)

RBC	06/2014	$		445		GBP	268	1	0

RYL	04/2014			88,779		EUR	64,440	0	(3)
	05/2014		EUR	64,440	$		88,774	5	0

SCX	04/2014		KRW	888,930			822	0	(13)
	04/2014		TWD	46,878			1,537	0	(3)
	07/2014	$		819		KRW	888,930	14	0
	07/2014			1,543		TWD	46,878	2	0

Total Forward Foreign Currency Contracts								$2,547	$(4,902)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	51

Schedule of Investments PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014	EUR	31,700	$(106)	$(92)

CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		54,800	(186)	(69)

GST	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.000%	06/18/2014		25,700	(69)	(36)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		5,100	(18)	(15)

JPM	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		38,700	(143)	(113)

							$(522)	$(325)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	100.750	05/20/2014	$ 19,600	$(120)	$(87)
	Put - OTC USD versus JPY		80.000	02/18/2019	800	(44)	(42)
	Put - OTC USD versus JPY		80.000	02/28/2019	200	(11)	(10)

BRC	Put - OTC USD versus JPY		91.000	02/18/2016	2,600	(62)	(56)

CBK	Put - OTC USD versus JPY		99.700	05/20/2014	8,200	(54)	(22)
	Call - OTC USD versus RUB	RUB	37.380	04/10/2014	600	(4)	0

FBF	Call - OTC USD versus MXN	MXN	13.550	05/15/2014	200	(3)	(1)

JPM	Put - OTC USD versus JPY	JPY	101.250	04/17/2014	5,400	(24)	(10)
	Put - OTC USD versus JPY		91.000	02/18/2016	900	(23)	(19)

						$(345)	$(247)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae 3.500% due 04/01/2044	$	98.719	04/03/2014	$ 1,000	$(3)	$0
	Call - OTC Fannie Mae 3.500% due 04/01/2044		101.719	04/03/2014	1,000	(1)	0

						$(4)	$0

Total Written Options						$(871)	$(572)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	0	$0	EUR	0	$0
Sales	882	46,700		156,000	(1,320)
Closing Buys	0	0		0	0
Expirations	0	(6,200)		0	40
Exercised	0	0		0	0

Balance at 03/31/2014	882	$40,500	EUR	156,000	$(1,280)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$	100	$(5)	$2	$0	$(3)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		5,100	(352)	93	0	(259)
	Russia Government International Bond	1.000%	06/20/2019	2.147%		10,300	(839)	275	0	(564)

BRC	Mexico Government International Bond	1.000%	03/20/2019	0.836%		400	1	3	4	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%		100	(6)	1	0	(5)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.627%		200	(9)	3	0	(6)
	Italy Government International Bond	1.000%	03/20/2019	1.283%		2,000	(50)	24	0	(26)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		4,200	(274)	62	0	(212)

GST	Brazil Government International Bond	1.000%	03/20/2019	1.627%		100	(5)	2	0	(3)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		300	(18)	3	0	(15)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.627%		1,400	(61)	20	0	(41)
	Volvo Treasury AB	1.000%	03/20/2021	1.309%	EUR	200	(11)	5	0	(6)

							$(1,629)	$493	$4	$(1,140)

52	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (4)
								Asset	Liability
BOA	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019	JPY	2,750,000	$180	$50	$230	$0

BPS	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019		1,440,000	100	20	120	0

BRC	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019		2,090,000	135	40	175	0

GST	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019		1,410,000	94	24	118	0

						$509	$134	$643	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	477,300	$795	$(98)	$697	$0

BPS	Pay	1-Year BRL-CDI	12.850%	01/04/2021	BRL	41,000	87	41	128	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	14,300	(9)	30	21	0

BRC	Pay	1-Year BRL-CDI	12.850%	01/04/2021	BRL	6,500	19	1	20	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	384,400	347	214	561	0

CBK	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		11,700	0	16	16	0

FBF	Pay	1-Year BRL-CDI	12.850%	01/04/2021	BRL	38,000	73	46	119	0

GLM	Pay	28-Day MXN-TIIE	6.770%	12/27/2023	MXN	13,000	0	17	17	0

GST	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		132,000	233	(40)	193	0

JPM	Pay	1-Year BRL-CDI	12.850%	01/04/2021	BRL	6,500	16	5	21	0

							$1,561	$232	$1,793	$0

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	RALVEIET Index	152,968	1-Month USD-LIBOR plus a specified spread	01/30/2015	$15,030		$(65)	$0	$(65)
	Receive	RALVEIET Index	2,360,222	1-Month USD-LIBOR plus a specified spread	03/26/2015	229,838		1,707	1,707	0
	Receive	RALVEIET Index	3,151,592	1-Month USD-LIBOR plus a specified spread	04/28/2015	300,000		8,908	8,908	0

BPS	Receive	RALVEIET Index	5,225,170	1-Month USD-LIBOR plus a specified spread	03/20/2015	500,000		11,171	11,171	0

FBF	Receive	RALVEIET Index	2,138,809	1-Month USD-LIBOR plus a specified spread	03/13/2015	200,000		9,780	9,780	0
	Receive	RALVEIET Index	3,196,590	1-Month USD-LIBOR plus a specified spread	04/13/2015	300,000		13,488	13,488	0

GST	Receive	RALVEIET Index	527,442	1-Month USD-LIBOR plus a specified spread	01/15/2015	49,010		2,778	2,778	0
	Receive	RALVEIET Index	387,191	1-Month USD-LIBOR plus a specified spread	01/30/2015	37,060		864	864	0
	Receive	RALVEIET Index	2,141,445	1-Month USD-LIBOR plus a specified spread	03/13/2015	200,000		9,469	9,469	0
	Receive	RALVEIET Index	2,567,262	1-Month USD-LIBOR plus a specified spread	03/24/2015	250,000		1,157	1,157	0
	Receive	RALVEIET Index	3,108,036	1-Month USD-LIBOR plus a specified spread	04/16/2015	292,000		12,000	12,000	0

								$71,257	$71,322	$(65)

Total Swap Agreements							$441	$72,116	$73,762	$(1,205)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	53

Schedule of Investments PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(j)	Securities with an aggregate market value of $2,109 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$562	$0	$11,542	$12,104	$(947)	$(139)	$(891)	$(1,977)	$10,127	$(5,410)	$4,717
BPS	423	0	11,440	11,863	(127)	(92)	0	(219)	11,644	(8,090)	3,554
BRC	1,186	0	760	1,946	(1,553)	(56)	(5)	(1,614)	332	0	332
CBK	117	0	16	133	(660)	(91)	(244)	(995)	(862)	632	(230)
FBF	35	0	23,387	23,422	(15)	(1)	0	(16)	23,406	(19,980)	3,426
GLM	0	0	17	17	0	0	0	0	17	0	17
GST	0	0	26,579	26,579	0	(51)	(18)	(69)	26,510	(20,830)	5,680
JPM	26	0	21	47	(204)	(142)	(47)	(393)	(346)	271	(75)
MSC	176	0	0	176	(1,377)	0	0	(1,377)	(1,201)	(3,639)	(4,840)
RBC	1	0	0	1	0	0	0	0	1	0	1
RYL	5	0	0	5	(3)	0	0	(3)	2	0	2
SCX	16	0	0	16	(16)	0	0	(16)	0	0	0

Total Over the Counter	$2,547	$0	$73,762	$76,309	$(4,902)	$(572)	$(1,205)	$(6,679)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$750	$750
Swap Agreements	0	0	0	0	1,415	1,415

	$0	$0	$0	$0	$2,165	$2,165

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,547	$0	$2,547
Swap Agreements	0	647	71,322	0	1,793	73,762

	$0	$647	$71,322	$2,547	$1,793	$76,309

	$0	$647	$71,322	$2,547	$3,958	$78,474

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$388	$388
Futures	0	0	0	0	27	27

	$0	$0	$0	$0	$415	$415

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,902	$0	$4,902
Written Options	0	325	0	247	0	572
Swap Agreements	0	1,140	65	0	0	1,205

	$0	$1,465	$65	$5,149	$0	$6,679

	$0	$1,465	$65	$5,149	$415	$7,094

54	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$59	$59
Swap Agreements	0	0	0	0	(155)	(155)

	$0	$0	$0	$0	$(96)	$(96)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$247	$0	$247
Written Options	0	0	0	39	0	39
Swap Agreements	0	(7)	(1,593)	0	(97)	(1,697)

	$0	$(7)	$(1,593)	$286	$(97)	$(1,411)

	$0	$(7)	$(1,593)	$286	$(193)	$(1,507)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$21	$21
Futures	0	0	0	0	304	304
Swap Agreements	0	0	0	0	(583)	(583)

	$0	$0	$0	$0	$(258)	$(258)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,354)	$0	$(2,354)
Written Options	0	197	0	99	4	300
Swap Agreements	0	624	71,258	0	232	72,114

	$0	$821	$71,258	$(2,255)	$236	$70,060

	$0	$821	$71,258	$(2,255)	$(22)	$69,802

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$400,305	$4,992	$405,297
Industrials	0	145,686	0	145,686
Utilities	0	118,805	0	118,805
U.S. Government Agencies	0	39,758	0	39,758
U.S. Treasury Obligations	0	149,099	0	149,099
Mortgage-Backed Securities	0	98,133	7,300	105,433
Asset-Backed Securities	0	20,657	5,486	26,143
Sovereign Issues	0	326,161	0	326,161
Preferred Securities
Banking & Finance	191	0	0	191
Short-Term Instruments
Certificates of Deposit	0	22,507	0	22,507
Repurchase Agreements	0	5,200	0	5,200
Short-Term Notes	0	79,696	0	79,696
Mexico Treasury Bills	0	70,953	0	70,953
U.S. Treasury Bills	0	16,824	0	16,824
	$191	$1,493,784	$17,778	$1,511,753

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	494,385	0	0	494,385

Total Investments	$494,576	$1,493,784	$17,778	$2,006,138

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(966)	$0	$(966)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	750	1,415	0	2,165
Over the counter	0	76,309	0	76,309
	$750	$77,724	$0	$78,474

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(27)	(388)	0	(415)
Over the counter	0	(6,679)	0	(6,679)
	$(27)	$(7,067)	$0	$(7,094)

Totals	$495,299	$1,563,475	$17,778	$2,076,552

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	55

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.4%

CORPORATE BONDS & NOTES 22.3%

BANKING & FINANCE 13.8%
Abbey National Treasury Services PLC
1.819% due 04/25/2014		$3,800	$3,804
Ally Financial, Inc.
3.500% due 07/18/2016		5,900	6,092
3.635% due 06/20/2014		1,000	1,008
5.500% due 02/15/2017		6,755	7,363
American Honda Finance Corp.
0.740% due 10/07/2016		6,800	6,859
Banco del Estado de Chile
4.125% due 10/07/2020		5,600	5,822
Banco do Brasil S.A.
3.875% due 10/10/2022		6,400	5,968
Banco Santander Brasil S.A.
4.500% due 04/06/2015		800	828
Banco Santander Chile
3.750% due 09/22/2015		1,400	1,452
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander
4.125% due 11/09/2022		5,100	5,017
Bank of America Corp.
1.054% due 03/22/2016		9,000	9,067
3.750% due 07/12/2016		8,200	8,677
6.500% due 08/01/2016		8,600	9,639
Bank of America N.A.
6.000% due 10/15/2036		1,200	1,436
Barclays Bank PLC
10.179% due 06/12/2021		3,000	4,037
14.000% due 06/15/2019 (c)	GBP	1,000	2,262
BBVA Bancomer S.A.
4.500% due 03/10/2016		$2,000	2,125
6.500% due 03/10/2021		4,100	4,454
6.750% due 09/30/2022		13,200	14,487
Bear Stearns Cos. LLC
7.250% due 02/01/2018		15,200	18,114
Citigroup, Inc.
0.505% due 06/09/2016		14,500	14,331
0.916% due 11/15/2016		15,600	15,687
1.199% due 07/25/2016		5,000	5,066
1.300% due 04/01/2016		24,145	24,249
4.587% due 12/15/2015		1,700	1,804
5.500% due 10/15/2014		1,200	1,232
Compass Bank
6.400% due 10/01/2017		7,000	7,737
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.642% due 04/20/2015	AUD	2,000	1,867
Eksportfinans ASA
2.000% due 09/15/2015		$11,800	11,741
Export-Import Bank of Korea
4.000% due 01/29/2021		6,300	6,657
4.125% due 09/09/2015		5,900	6,187
5.875% due 01/14/2015		3,000	3,123
Ford Motor Credit Co. LLC
1.018% due 01/17/2017		1,100	1,107
2.750% due 05/15/2015		11,100	11,330
3.875% due 01/15/2015		10,008	10,249
3.984% due 06/15/2016		3,500	3,711
4.207% due 04/15/2016		3,900	4,136
5.625% due 09/15/2015		8,700	9,278
7.000% due 04/15/2015		4,800	5,107
8.000% due 06/01/2014		200	202
12.000% due 05/15/2015		2,000	2,246
General Electric Capital Corp.
0.892% due 07/12/2016		5,800	5,857

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goldman Sachs Group, Inc.
0.637% due 07/22/2015		$3,805	$3,804
GSPA Monetization Trust
6.422% due 10/09/2029		134	137
HSBC Bank USA N.A.
6.000% due 08/09/2017		2,400	2,710
HSBC Finance Capital Trust
5.911% due 11/30/2035		6,200	6,471
ICICI Bank Ltd.
5.500% due 03/25/2015		5,000	5,176
International Lease Finance Corp.
4.875% due 04/01/2015		8,161	8,488
5.650% due 06/01/2014		2,600	2,622
5.750% due 05/15/2016		8,800	9,488
6.500% due 09/01/2014		2,500	2,562
6.750% due 09/01/2016		950	1,062
8.625% due 09/15/2015		5,700	6,298
IPIC GMTN Ltd.
1.750% due 11/30/2015		2,800	2,846
JPMorgan Chase & Co.
0.854% due 02/26/2016		18,300	18,396
1.125% due 02/26/2016		7,600	7,633
3.150% due 07/05/2016		6,200	6,492
3.450% due 03/01/2016		2,300	2,410
JPMorgan Chase Bank N.A.
0.997% due 05/31/2017	EUR	2,000	2,730
Korea Development Bank
3.000% due 09/14/2022		$2,800	2,747
LBG Capital PLC
8.000% due 06/15/2020 (c)		1,400	1,508
8.500% due 12/17/2021 (c)		700	753
LeasePlan Corp. NV
3.000% due 10/23/2017		4,300	4,387
Lloyds Bank PLC
12.000% due 12/16/2024 (c)		20,000	27,418
Macquarie Group Ltd.
7.300% due 08/01/2014		3,100	3,168
Morgan Stanley
1.184% due 12/19/2014		5,200	5,223
National Bank of Canada
2.200% due 10/19/2016		900	929
Northern Rock Asset Management PLC
5.625% due 06/22/2017		3,800	4,281
PKO Finance AB
4.630% due 09/26/2022		1,200	1,213
Principal Life Income Funding Trusts
5.550% due 04/27/2015		900	949
Prudential Covered Trust
2.997% due 09/30/2015		1,920	1,972
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (c)		7,100	7,739
SLM Corp.
3.875% due 09/10/2015		19,100	19,768
8.450% due 06/15/2018		10,000	11,812
Springleaf Finance Corp.
5.750% due 09/15/2016		600	638
6.900% due 12/15/2017		175	193
State Bank of India
4.500% due 07/27/2015		4,800	4,972
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		3,762	3,986
Tri-Command Military Housing LLC
5.383% due 02/15/2048		1,799	1,535

			465,931

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 6.1%
21st Century Fox America, Inc.
5.300% due 12/15/2014		$3,836	$3,967
AbbVie, Inc.
0.996% due 11/06/2015		2,200	2,223
Amgen, Inc.
2.300% due 06/15/2016		2,300	2,367
Braskem Finance Ltd.
5.750% due 04/15/2021		7,700	7,729
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		4,700	5,475
CSN Islands Corp.
6.875% due 09/21/2019		1,100	1,155
CSX Corp.
6.250% due 04/01/2015		2,364	2,495
Daimler Finance North America LLC
1.250% due 01/11/2016		3,200	3,220
DISH DBS Corp.
7.125% due 02/01/2016		1,000	1,095
Energy Transfer Partners LP
5.950% due 02/01/2015		16,425	17,128
General Mills, Inc.
0.536% due 01/29/2016		1,112	1,114
Gerdau Holdings, Inc.
7.000% due 01/20/2020		1,100	1,227
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		5,000	4,350
HCA, Inc.
7.875% due 02/15/2020		38,617	41,204
8.500% due 04/15/2019		6,400	6,700
Heathrow Funding Ltd.
4.600% due 09/30/2016	EUR	5,100	7,165
Johnson & Johnson
0.303% due 11/28/2016		$23,800	23,841
KazMunayGas National Co. JSC
11.750% due 01/23/2015		5,200	5,590
McKesson Corp.
0.635% due 09/10/2015		26,500	26,536
NBCUniversal Media LLC
2.100% due 04/01/2014		4,900	4,900
2.875% due 04/01/2016		2,200	2,288
PepsiCo, Inc.
0.444% due 02/26/2016		7,290	7,302
Petrobras International Finance Co.
5.875% due 03/01/2018		2,300	2,466
8.375% due 12/10/2018		2,400	2,809
Transocean, Inc.
4.950% due 11/15/2015		1,700	1,806
Volkswagen International Finance NV
0.566% due 11/18/2015		19,500	19,552

			205,704

UTILITIES 2.4%
AT&T, Inc.
0.900% due 02/12/2016		2,000	2,001
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		1,800	1,868
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016		1,000	1,035
Qtel International Finance Ltd.
3.375% due 10/14/2016		200	210
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.500% due 09/30/2014		700	716
Rosneft Finance S.A.
7.500% due 07/18/2016		2,300	2,501

56	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Shell International Finance BV
0.307% due 11/10/2015	$6,800	$6,805
0.446% due 11/15/2016	5,700	5,710
Sprint Communications, Inc.
6.000% due 12/01/2016	2,850	3,131
Telefonica Chile S.A.
3.875% due 10/12/2022	2,400	2,287
Verizon Communications, Inc.
0.435% due 03/06/2015	800	800
1.763% due 09/15/2016	35,383	36,420
1.984% due 09/14/2018	7,500	7,885
2.500% due 09/15/2016	3,500	3,627
3.650% due 09/14/2018	5,100	5,436

		80,432

Total Corporate Bonds & Notes (Cost $738,579)		752,067

MUNICIPAL BONDS & NOTES 2.7%

CALIFORNIA 1.0%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	1,300	1,568
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030	2,180	2,628
6.907% due 10/01/2050	1,600	2,146
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	135
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	3,500	4,929
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	2,433
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	4,000	5,251
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	1,200	1,554
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,300	1,475
5.813% due 06/01/2040	5,700	6,475
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	223
7.021% due 08/01/2040	500	558
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	2,500	2,771
6.583% due 05/15/2049	2,000	2,517

		34,663

COLORADO 0.5%
Denver, Colorado City & County School District No. 1 Certificates of Participation Bonds, Series 2011
7.017% due 12/15/2037	15,000	18,944

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,200	1,327

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	$800	$947
Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 07/01/2025	500	541

		2,815

NEW JERSEY 0.0%
Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM/GTD Insured), Series 2004
0.000% due 10/01/2022	1,935	1,271

NEW YORK 0.5%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	1,600	1,722
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,600	1,842
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
0.555% due 11/15/2028	13,400	13,400

		16,964

OHIO 0.2%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	3,500	5,020
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	1,700	1,374

		6,394

TEXAS 0.3%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	7,700	9,213

WASHINGTON 0.1%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,600	1,812

Total Municipal Bonds & Notes (Cost $86,285)		92,076

U.S. GOVERNMENT AGENCIES 12.6%
Fannie Mae
0.875% due 08/28/2017 - 12/20/2017 (h)	32,300	31,847
1.125% due 04/27/2017 (h)	1,800	1,811
1.250% due 01/30/2017 (f)(h)	100	101
1.747% due 07/01/2035	718	750
1.925% due 03/01/2034	670	713
2.310% due 08/01/2022	200	192
2.322% due 12/01/2034	870	924
2.870% due 09/01/2027	1,000	925
3.500% due 07/25/2031	21,734	20,502
3.820% due 09/01/2021	4,877	5,043
4.500% due 06/01/2018 - 04/01/2044	110,904	117,900
5.000% due 02/13/2017 - 05/01/2044	64,200	70,122
5.000% due 05/11/2017 (h)	100	112

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 05/01/2023 - 04/01/2044		$55,303	$61,054
6.000% due 05/01/2036 - 05/01/2044		8,191	9,129
6.500% due 09/01/2036		767	863
Freddie Mac
1.000% due 03/08/2017 (f)(h)		2,300	2,308
1.250% due 05/12/2017 (h)		3,000	3,026
3.500% due 07/15/2042		5,638	4,945
4.000% due 06/15/2038 - 07/15/2041		69,163	69,360
5.000% due 09/01/2035 - 07/01/2041		8,992	9,782
5.500% due 07/01/2036 - 03/01/2040		3,336	3,670
6.500% due 05/01/2035		1,051	1,185
Ginnie Mae
5.000% due 09/15/2037 - 10/15/2040		6,033	6,606
Small Business Administration
5.490% due 03/01/2028		247	277
6.020% due 08/01/2028		2,424	2,751

Total U.S. Government Agencies (Cost $413,219)			425,898

U.S. TREASURY OBLIGATIONS 8.7%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2017 (f)(h)		1,339	1,377
0.125% due 01/15/2022		310	304
0.125% due 07/15/2022		5,696	5,583
0.625% due 07/15/2021		623	642
1.125% due 01/15/2021		214	227
1.250% due 07/15/2020		643	694
1.750% due 01/15/2028		16,970	18,818
2.000% due 07/15/2014 (f)(h)		13,649	13,878
2.000% due 01/15/2026		5,067	5,777
2.375% due 01/15/2025		46,282	54,559
2.375% due 01/15/2027		53,350	63,391
3.625% due 04/15/2028		3,326	4,526
U.S. Treasury Notes
0.090% due 01/31/2016 (f)(h)		63,500	63,467
0.625% due 12/15/2016 (h)		20,900	20,824
0.625% due 02/15/2017		13,200	13,118
0.625% due 05/31/2017 (h)		9,522	9,414
0.750% due 01/15/2017		16,500	16,480
0.750% due 03/15/2017		1,100	1,096

Total U.S. Treasury Obligations (Cost $310,159)			294,175

MORTGAGE-BACKED SECURITIES 5.5%
Arran Residential Mortgages Funding PLC
1.688% due 05/16/2047	EUR	5,429	7,577
Banc of America Commercial Mortgage Trust
5.598% due 06/10/2049		$7,100	7,832
Banc of America Funding Corp.
5.759% due 09/20/2046		15,692	13,479
Chase Mortgage Finance Trust
5.639% due 09/25/2036		3,048	2,790
Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 02/25/2037 ^		3,355	3,109
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		2,420	2,606
5.460% due 09/15/2039		11,074	11,971
Eddystone Finance PLC
1.045% due 04/19/2021	GBP	5,496	9,019

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	57

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Mortgage Pass-Through Trust
2.627% due 05/25/2034		$134	$134
Granite Master Issuer PLC
0.357% due 12/20/2054		1,902	1,886
0.724% due 12/20/2054	GBP	9,631	15,952
0.804% due 12/20/2054		6,326	10,488
Granite Mortgages PLC
0.589% due 09/20/2044	EUR	166	228
0.682% due 01/20/2044		165	228
0.843% due 03/20/2044	GBP	2,105	3,498
0.843% due 06/20/2044		1,683	2,815
0.900% due 01/20/2044		261	434
0.903% due 09/20/2044		1,331	2,212
Greenwich Capital Commercial Funding Corp.
5.820% due 07/10/2038		$2,409	2,607
Holmes Master Issuer PLC
1.632% due 10/15/2054	EUR	1,812	2,503
JPMorgan Alternative Loan Trust
3.298% due 11/25/2036 ^		$5,500	4,464
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047		1,300	1,429
5.447% due 06/12/2047		938	957
JPMorgan Mortgage Trust
2.497% due 07/27/2037		1,444	1,251
2.545% due 04/25/2036		16,192	14,740
5.219% due 07/25/2035		2,770	2,857
5.750% due 01/25/2036 ^		110	103
LB-UBS Commercial Mortgage Trust
5.641% due 03/15/2039		3,427	3,706
Leek Finance Ltd.
0.494% due 09/21/2038		256	266
0.803% due 12/21/2037	GBP	2,733	4,719
Morgan Stanley Re-REMIC Trust
5.819% due 08/12/2045		$525	583
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		508	484
Prime Mortgage Trust
6.000% due 06/25/2036		1,309	1,158
RBSSP Resecuritization Trust
0.404% due 02/26/2037		5,663	5,160
Sequoia Mortgage Trust
2.554% due 09/20/2046		1,916	1,636
Silenus European Loan Conduit Ltd.
0.438% due 05/15/2019	EUR	155	210
Structured Asset Securities Corp.
5.500% due 09/25/2035		$2,003	2,066
Thornburg Mortgage Securities Trust
1.630% due 03/25/2044		2,167	2,132
2.001% due 12/25/2044		2,581	2,602
Titan Europe PLC
0.802% due 10/23/2016	GBP	7,966	13,088
WaMu Mortgage Pass-Through Certificates
2.404% due 01/25/2035		$1,141	1,149
4.304% due 06/25/2037		1,742	1,514
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 12/25/2034		218	224
2.624% due 04/25/2036 ^		16,764	16,310
2.634% due 06/25/2035		1,439	1,457

Total Mortgage-Backed Securities (Cost $174,083)			185,633

ASSET-BACKED SECURITIES 2.2%
Access Group, Inc.
1.539% due 10/27/2025		1,753	1,770
Asset-Backed Securities Corp. Home Equity Loan Trust
0.794% due 07/25/2035		1,200	1,090

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Asset-Backed Securities Trust
0.644% due 07/25/2035		$5,082	$5,049
Centurion CDO Ltd.
0.555% due 03/08/2017		6,667	6,654
Hillmark Funding
0.484% due 05/21/2021		4,810	4,681
HSBC Home Equity Loan Trust
0.307% due 03/20/2036		4,005	3,933
IXIS Real Estate Capital Trust
0.494% due 02/25/2036		1,184	1,156
Lafayette CLO Ltd.
1.635% due 09/06/2022		412	412
Morgan Stanley Home Equity Loan Trust
0.384% due 04/25/2037		5,049	3,017
Oak Hill Credit Partners Ltd.
0.486% due 05/17/2021		3,594	3,581
Pacifica CDO Corp.
0.499% due 01/26/2020		1,616	1,609
Penta CLO S.A.
0.551% due 06/04/2024	EUR	1,452	1,966
SLM Student Loan Trust
0.564% due 12/15/2023		13,285	18,058
1.739% due 04/25/2023		$3,220	3,326
3.405% due 05/16/2044		4,009	4,272
South Carolina Student Loan Corp.
0.986% due 03/02/2020		3,100	3,113
1.236% due 09/03/2024		1,400	1,422
South Texas Higher Education Authority, Inc.
0.733% due 10/01/2020		6,137	6,136
Venture CDO Ltd.
0.457% due 07/22/2021		3,700	3,609

Total Asset-Backed Securities (Cost $73,626)			74,854

SOVEREIGN ISSUES 16.2%
Autonomous Community of Valencia
4.375% due 07/16/2015	EUR	1,500	2,146
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017		1,600	2,334
6.369% due 06/16/2018		$7,000	7,858
6.500% due 06/10/2019		5,300	6,016
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	7,000	2,231
Italy Buoni Poliennali Del Tesoro
2.250% due 05/15/2016	EUR	3,100	4,394
2.750% due 12/01/2015		46,900	66,827
3.000% due 04/15/2015		3,700	5,221
3.000% due 06/15/2015		10,100	14,310
3.000% due 11/01/2015		1,700	2,426
3.750% due 08/01/2015		30,500	43,715
4.500% due 07/15/2015		47,800	69,082
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		8,000	10,931
0.000% due 12/31/2015		300	408
Korea Housing Finance Corp.
4.125% due 12/15/2015		$1,200	1,268
Province of Ontario
1.000% due 07/22/2016		1,200	1,207
3.000% due 07/16/2018		800	841
4.400% due 06/02/2019	CAD	3,000	3,000
5.500% due 06/02/2018		1,200	1,240
Qatar Government International Bond
5.250% due 01/20/2020		$4,800	5,460
Slovenia Government International Bond
2.750% due 03/17/2015	EUR	5,000	7,027

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spain Government International Bond
3.000% due 04/30/2015	EUR	7,200	$10,175
3.150% due 01/31/2016		5,200	7,484
3.250% due 04/30/2016		27,300	39,509
3.300% due 07/30/2016		76,400	111,087
3.750% due 10/31/2015		2,200	3,177
4.000% due 07/30/2015		54,900	78,984
4.250% due 10/31/2016		26,900	40,133

Total Sovereign Issues (Cost $539,785)			548,491

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% due 12/31/2049 (c)		2,700	3,167

Total Convertible Preferred Securities (Cost $3,316)			3,167

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (c)		7,400	8,975

Total Preferred Securities (Cost $7,622)			8,975

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 15.8%

CERTIFICATES OF DEPOSIT 2.3%
Credit Suisse
0.465% due 03/17/2015		$2,500	2,500
0.474% due 03/31/2015		31,200	31,200
Intesa Sanpaolo SpA
1.650% due 04/07/2015		40,400	40,413
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		3,000	2,980

			77,093

COMMERCIAL PAPER 2.1%
Entergy Corp.
0.950% due 05/05/2014		7,800	7,793
0.966% due 06/25/2014		26,900	26,869
Ford Motor Credit Co. LLC
0.840% due 06/02/2014		1,300	1,299
0.850% due 06/16/2014		1,100	1,099
0.880% due 07/14/2014		2,400	2,397
0.900% due 07/01/2014		1,300	1,299
0.900% due 08/05/2014		2,300	2,296
Thermo Fisher Scientific, Inc.
0.550% due 05/19/2014		29,400	29,378

			72,430

MEXICO TREASURY BILLS 7.7%
3.498% due 04/03/2014 - 09/04/2014 (a)	MXN	3,407,737	259,037

SLOVENIA TREASURY BILLS 0.9%
0.871% due 06/12/2014 - 03/12/2015 (a)	EUR	22,300	30,572

58	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 2.8%
0.075% due 04/17/2014 -09/11/2014 (a)(e)(h)	$94,794	$94,768

Total Short-Term Instruments (Cost $530,635)		533,900

Total Investments in Securities (Cost $2,877,309)		2,919,236

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 17.6%

SHORT-TERM INSTRUMENTS 17.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 17.6%
PIMCO Short-Term Floating NAV Portfolio	730	$7
PIMCO Short-Term Floating NAV Portfolio III	59,556,393	595,028

Total Short-Term Instruments (Cost $595,012)		595,035

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $595,012)	$595,035

Total Investments 104.0% (Cost $3,472,321)	$3,514,271

Financial Derivative Instruments (d)(g) (3.3%) (Cost or Premiums, net $(7,761))	(111,234)

Other Assets and Liabilities, net (0.7%)	(24,190)

Net Assets 100.0%	$3,378,847

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $16,612 at a weighted average interest rate of (0.001%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (1)
Master Securities Forward Transaction Agreement
GRE	$0	$0	$0	$0	$0	$(30)	$(30)
JPS	0	0	0	0	0	(10)	(10)
MSC	0	0	0	0	0	(160)	(160)
SAL	0	0	0	0	0	(20)	(20)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,820.000	06/21/2014	534	$(2,136)	$(1,618)
Call - CBOE S&P 500 Index	1,920.000	06/21/2014	1,051	(1,984)	(1,795)

				$(4,120)	$(3,413)

Total Written Options				$(4,120)	$(3,413)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	59

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2014	245	$14	$3	$0
90-Day Eurodollar December Futures	Long	12/2015	3,297	(763)	330	0
90-Day Eurodollar June Futures	Long	06/2016	139	34	9	0
90-Day Eurodollar March Futures	Long	03/2016	295	(171)	26	0
90-Day Eurodollar September Futures	Long	09/2015	16,242	(2,138)	1,421	0
90-Day Eurodollar September Futures	Long	09/2016	92	(52)	3	0

Total Futures Contracts				$(3,076)	$1,792	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$	58,600	$918	$72	$45	$0
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR	189,000	3,226	725	485	0

					$4,144	$797	$530	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$32,600	$(429)	$(391)	$12	$0
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	354,600	2,499	167	113	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	25,900	158	116	1	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	155,000	22,501	13,870	687	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	126,000	(140)	(7,731)	615	0

					$24,589	$6,031	$1,428	$0

Total Swap Agreements					$28,733	$6,828	$1,958	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(e)	Securities with an aggregate market value of $18,296 have been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(f)	Securities with an aggregate market value of $5,551 and cash of $29,437 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,792	$1,958	$3,750	$(3,413)	$0	$0	$(3,413)

60	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	116,885	$		160,861	$0	$(166)
	04/2014	$		364,996		EUR	264,669	0	(375)
	05/2014		EUR	290,568	$		400,547	381	(109)

BPS	04/2014		AUD	1,791			1,595	0	(66)
	04/2014		MXN	221,778			16,761	0	(192)
	05/2014			242,012			18,223	1	(245)
	06/2014			784,849			59,081	1	(690)
	08/2014		EUR	200			253	0	(22)
	08/2014		MXN	243,942			18,048	0	(436)

BRC	04/2014		EUR	178,684			245,936	0	(228)
	04/2014		GBP	39,568			65,716	0	(250)
	05/2014		AUD	1,791			1,650	0	(8)
	05/2014	$		4,010		JPY	409,565	0	(41)
	05/2014			1,095		MXN	14,541	16	0

CBK	04/2014		EUR	8,862	$		12,155	0	(53)
	05/2014		JPY	2,855,900			28,006	330	0
	06/2014		CAD	4,702			4,236	0	(10)
	06/2014		MXN	438,440			32,741	0	(671)
	09/2014			148,049			11,023	0	(183)

DUB	04/2014	$		2,169		EUR	1,573	0	(2)
	04/2014			2,334		GBP	1,414	23	0
	05/2014		MXN	41,307	$		3,163	10	0

FBF	04/2014		EUR	5,900			7,968	0	(160)
	04/2014	$		1,028		EUR	739	0	(10)
	06/2014		EUR	500	$		634	0	(55)

GLM	04/2014			37,263			51,747	412	0
	09/2014		MXN	148,970			11,092	0	(183)

JPM	05/2014			395,509			29,564	0	(597)
	06/2014			88,341			6,722	0	0

MSC	04/2014			269,509			20,238	0	(361)
	06/2014			95,251			7,244	0	(4)
	08/2014			243,942			18,057	0	(426)

RYL	04/2014	$		195,647		EUR	142,010	0	(7)
	04/2014			62,870		GBP	38,154	738	0
	05/2014		EUR	142,010	$		195,637	10	0
	05/2014		GBP	38,154			62,856	0	(738)

UAG	04/2014		BRL	5,017			2,060	0	(151)
	04/2014		EUR	87,197			119,234	0	(893)
	04/2014	$		2,115		BRL	5,017	96	0
	05/2014		BRL	5,017	$		2,099	0	(93)

Total Forward Foreign Currency Contracts								$2,018	$(7,425)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-21 5-Year Index	Buy	0.550%	06/18/2014	$2,100	$(1)	$(1)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.850%	06/18/2014	2,500	(2)	(2)

CBK	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014	1,600	(2)	(1)

JPM	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014	4,100	(5)	(2)

						$(10)	$(6)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$2,000	$(112)	$(104)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	61

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$39,800	$(337)	$(38)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	79,100	(706)	(73)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	10,700	(138)	(10)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	14,400	(108)	(10)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	10,200	(99)	(8)

						$(1,388)	$(139)

Total Written Options						$(1,510)	$(249)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Premiums
Balance at 03/31/2013	320	$1,009,000	EUR 90,300	$(3,999)
Sales	2,298	1,781,900	0	(12,373)
Closing Buys	(177)	(111,500)	0	1,297
Expirations	(428)	(2,086,300)	(64,900)	7,539
Exercised	(428)	(426,600)	(25,400)	1,906

Balance at 03/31/2014	1,585	$166,500	EUR 0	$(5,630)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	American International Group, Inc.	1.000%	03/20/2016	0.221%	$ 10,000	$(353)	$511	$158	$0
	China Government International Bond	1.000%	06/20/2015	0.159%	3,100	52	(19)	33	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.322%	6,800	(135)	217	82	0
	MetLife, Inc.	1.000%	09/20/2015	0.185%	8,000	(525)	625	100	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%	300	(4)	8	4	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	1,800	(4)	22	18	0

BRC	Brazil Government International Bond	1.000%	06/20/2016	0.729%	4,200	(8)	35	27	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%	2,000	(34)	51	17	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%	5,900	(28)	109	81	0

CBK	American International Group, Inc.	1.000%	03/20/2016	0.221%	9,900	(354)	510	156	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%	1,000	(16)	23	7	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%	8,700	(15)	70	55	0
	China Government International Bond	1.000%	06/20/2015	0.159%	700	11	(4)	7	0
	General Electric Capital Corp.	5.000%	09/20/2014	0.222%	10,500	374	(116)	258	0
	Mexico Government International Bond	1.000%	03/20/2015	0.219%	1,200	(28)	37	9	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%	800	(12)	21	9	0

DUB	Bank of America Corp.	1.000%	09/20/2014	0.207%	1,000	8	(4)	4	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%	24,400	(83)	247	164	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%	5,400	(13)	47	34	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%	1,200	15	(2)	13	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%	600	(14)	19	5	0
	Mexico Government International Bond	1.000%	03/20/2015	0.219%	900	(21)	28	7	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%	5,400	(26)	99	73	0

FBF	Brazil Government International Bond	1.000%	09/20/2015	0.514%	1,900	(24)	38	14	0

GST	Mexico Government International Bond	1.000%	12/20/2018	0.787%	400	(1)	5	4	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.514%	2,300	(23)	40	17	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%	100	1	1	2	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	9,500	(23)	119	96	0

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.514%	2,600	(27)	47	20	0
	MetLife, Inc.	1.000%	09/20/2015	0.185%	12,400	(735)	889	154	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%	1,900	26	5	31	0

RYL	China Government International Bond	1.000%	06/20/2015	0.159%	1,400	24	(9)	15	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%	1,900	(22)	43	21	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.514%	500	(5)	8	3	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%	400	(6)	10	4	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.130%	EUR 6,100	(91)	107	16	0

						$(2,119)	$3,837	$1,718	$0

62	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
GST	MCDX-21 5-Year Index	1.000%	12/20/2018	$5,000	$ (96)	$58	$0	$(38)

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	2,315	0	38	38	0

					$ (96)	$96	$38	$(38)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	1,600	$1	$(44)	$0	$(43)

BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	265,700	127	421	548	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		600	0	1	1	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		19,000	(8)	40	32	0
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		100	0	0	0	0

DUB	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		100	0	0	0	0

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	1,900	0	(52)	0	(52)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		1,000	0	(12)	0	(12)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	200	(1)	0	0	(1)

HUS	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		62,300	24	104	128	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		1,800	(1)	2	1	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		12,000	(5)	25	20	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		100	0	0	0	0

JPM	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		23,000	(58)	(3)	0	(61)

MYC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		19,100	4	36	40	0

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	1,000	1	(30)	0	(29)

							$84	$488	$770	$(198)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	ERAUSLT Index	1,982,062	1-Month USD-LIBOR plus a specified spread	01/15/2015	$405,114	$0	$0	$0

BPS	Pay	S&P 500 Total Return Index	88,058	1-Month USD-LIBOR plus a specified spread	10/15/2014	294,969	0	0	0
	Receive	ERAUSLT Index	7,930,741	1-Month USD-LIBOR plus a specified spread	01/15/2015	1,620,964	27,742	27,742	0
	Pay	S&P 500 Total Return Index	473,904	1-Month USD-LIBOR plus a specified spread	01/15/2015	1,587,442	(11,911)	0	(11,911)

BRC	Pay	S&P 500 Total Return Index	175,050	3-Month USD-LIBOR plus a specified spread	07/15/2014	511,084	(79,665)	0	(79,665)
	Receive	ERAUSLT Index	2,017,229	1-Month USD-LIBOR plus a specified spread	10/31/2014	411,434	7,849	7,849	0
	Receive	ERAUSLT Index	320,320	1-Month USD-LIBOR plus a specified spread	04/28/2015	66,604	0	0	0

CBK	Receive	ERAUSLT Index	1,536,341	1-Month USD-LIBOR plus a specified spread	11/17/2014	292,519	26,878	26,878	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	63

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund (Cont.)

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	ERAUSLT Index	498,828	1-Month USD-LIBOR plus a specified spread	01/15/2015	$101,955		$1,746	$1,746	$0

JPM	Pay	S&P 500 Total Return Index	361,958	3-Month USD-LIBOR plus a specified spread	07/15/2014	1,039,699		(181,820)	0	(181,820)
	Receive	ERAUSLT Index	4,163,924	1-Month USD-LIBOR plus a specified spread	10/31/2014	764,510		100,976	100,976	0

								$(108,205)	$165,191	$(273,396)

Total Swap Agreements							$(2,131)	$(103,784)	$167,717	$(273,632)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(h)	Securities with an aggregate market value of $137,764 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$381	$0	$395	$776	$(650)	$(107)	$(43)	$(800)	$(24)	$(750)	$(774)
BPS	2	0	27,742	27,744	(1,651)	0	(11,911)	(13,562)	14,182	(12,280)	1,902
BRC	16	0	8,555	8,571	(527)	0	(79,665)	(80,192)	(71,621)	56,089	(15,532)
CBK	330	0	29,125	29,455	(917)	(122)	0	(1,039)	28,416	(28,097)	319
DUB	33	0	300	333	(2)	(18)	0	(20)	313	(270)	43
FBF	0	0	14	14	(225)	0	0	(225)	(211)	265	54
GLM	412	0	0	412	(183)	0	(65)	(248)	164	(330)	(166)
GST	0	0	4	4	0	0	(38)	(38)	(34)	0	(34)
HUS	0	0	264	264	0	0	0	0	264	(260)	4
JPM	0	0	101,219	101,219	(597)	(2)	(181,881)	(182,480)	(81,261)	80,201	(1,060)
MSC	0	0	0	0	(791)	0	0	(791)	(791)	(1,466)	(2,257)
MYC	0	0	40	40	0	0	0	0	40	(390)	(350)
RYL	748	0	36	784	(745)	0	0	(745)	39	0	39
UAG	96	0	23	119	(1,137)	0	(29)	(1,166)	(1,047)	746	(301)

Total Over the Counter	$2,018	$0	$167,717	$169,735	$(7,425)	$(249)	$(273,632)	$(281,306)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,792	$1,792
Swap Agreements	0	530	0	0	1,428	1,958

	$0	$530	$0	$0	$3,220	$3,750

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,018	$0	$2,018
Swap Agreements	0	1,756	165,191	0	770	167,717

	$0	$1,756	$165,191	$2,018	$770	$169,735

	$0	$2,286	$165,191	$2,018	$3,990	$173,485

64	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$3,413	$0	$0	$3,413

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,425	$0	$7,425
Written Options	0	6	0	104	139	249
Swap Agreements	0	38	273,396	0	198	273,632

	$0	$44	$273,396	$7,529	$337	$281,306

	$0	$44	$276,809	$7,529	$337	$284,719

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$45	$0	$144	$189
Futures	0	0	(164,305)	0	4,086	(160,219)
Swap Agreements	0	2,550	0	0	(11,229)	(8,679)

	$0	$2,550	$(164,260)	$0	$(6,999)	$(168,709)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,414)	$0	$(7,414)
Written Options	0	37	0	516	6,138	6,691
Swap Agreements	0	2,834	387,078	0	1,812	391,724

	$0	$2,871	$387,078	$(6,898)	$7,950	$391,001

	$0	$5,421	$222,818	$(6,898)	$951	$222,292

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$707	$0	$(49)	$658
Futures	0	0	31,254	0	(3,069)	28,185
Swap Agreements	0	797	0	0	5,388	6,185

	$0	$797	$31,961	$0	$2,270	$35,028

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,138)	$0	$(10,138)
Written Options	0	4	0	(282)	(1,007)	(1,285)
Swap Agreements	0	(1,157)	(177,764)	0	(267)	(179,188)

	$0	$(1,153)	$(177,764)	$(10,420)	$(1,274)	$(190,611)

	$0	$(356)	$(145,803)	$(10,420)	$996	$(155,583)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	65

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund (Cont.)

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$465,794	$137	$465,931
Industrials	0	205,704	0	205,704
Utilities	0	80,432	0	80,432
Municipal Bonds & Notes
California	0	34,663	0	34,663
Colorado	0	18,944	0	18,944
Illinois	0	2,815	0	2,815
New Jersey	0	1,271	0	1,271
New York	0	16,964	0	16,964
Ohio	0	6,394	0	6,394
Texas	0	9,213	0	9,213
Washington	0	1,812	0	1,812
U.S. Government Agencies	0	425,898	0	425,898
U.S. Treasury Obligations	0	294,175	0	294,175
Mortgage-Backed Securities	0	185,633	0	185,633
Asset-Backed Securities	0	74,854	0	74,854
Sovereign Issues	0	548,491	0	548,491
Convertible Preferred Securities
Banking & Finance	3,167	0	0	3,167
Preferred Securities
Banking & Finance	0	8,975	0	8,975
Short-Term Instruments
Certificates of Deposit	0	77,093	0	77,093
Commercial Paper	0	72,430	0	72,430

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Mexico Treasury Bills	$0	$259,037	$0	$259,037
Slovenia Treasury Bills	0	30,572	0	30,572
U.S. Treasury Bills	0	94,768	0	94,768
	$3,167	$2,915,932	$137	$2,919,236

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$595,035	$0	$0	$595,035

Total Investments	$598,202	$2,915,932	$137	$3,514,271

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,792	1,958	0	3,750
Over the counter	0	169,735	0	169,735
	$1,792	$171,693	$0	$173,485

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3,413)	0	(3,413)
Over the counter	0	(281,167)	(139)	(281,306)
	$0	$(284,580)	$(139)	$(284,719)

Totals	$599,994	$2,803,045	$(2)	$3,403,037

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

66	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 75.3%

BANK LOAN OBLIGATIONS 0.0%
HCA, Inc.
2.653% due 05/01/2016		$262	$262

Total Bank Loan Obligations (Cost $253)			262

CORPORATE BONDS & NOTES 21.9%

BANKING & FINANCE 13.2%
Abbey National Treasury Services PLC
1.819% due 04/25/2014		200	200
Ally Financial, Inc.
3.635% due 06/20/2014		1,200	1,210
4.625% due 06/26/2015		10,300	10,691
American Honda Finance Corp.
0.740% due 10/07/2016		6,700	6,758
ASIF
3.000% due 02/17/2017	EUR	3,500	4,777
Banco del Estado de Chile
4.125% due 10/07/2020		$4,200	4,366
Banco do Brasil S.A.
3.875% due 10/10/2022		2,000	1,865
6.000% due 01/22/2020		800	875
Banco Santander Brasil S.A.
4.250% due 01/14/2016		300	312
Banco Santander Chile
1.837% due 01/19/2016		1,000	993
Bank of America Corp.
0.566% due 08/15/2016		400	395
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.645% due 03/10/2017		17,100	17,123
Banque PSA Finance S.A.
2.143% due 04/04/2014		200	200
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	12,900	29,184
BBVA Bancomer S.A.
4.500% due 03/10/2016		$200	213
6.500% due 03/10/2021		200	217
6.750% due 09/30/2022		8,100	8,890
CIT Group, Inc.
5.250% due 04/01/2014		5,700	5,700
Citigroup, Inc.
0.505% due 06/09/2016		11,100	10,971
0.916% due 11/15/2016		15,500	15,587
1.199% due 07/25/2016		19,400	19,656
1.250% due 01/15/2016		6,300	6,325
3.953% due 06/15/2016		1,200	1,272
4.450% due 01/10/2017		600	649
4.750% due 05/19/2015		18,764	19,598
4.875% due 05/07/2015		2,240	2,334
5.000% due 09/15/2014		12,700	12,948
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
11.000% due 06/30/2019 (d)		7,000	9,310
Credit Agricole Home Loan SFH
0.987% due 07/21/2014		100	100
Export-Import Bank of Korea
4.000% due 01/29/2021		4,700	4,966
Ford Motor Credit Co. LLC
1.333% due 08/28/2014		6,700	6,727
1.500% due 01/17/2017		4,480	4,470
2.500% due 01/15/2016		6,400	6,575
3.875% due 01/15/2015		9,000	9,217
3.984% due 06/15/2016		2,915	3,091
4.207% due 04/15/2016		5,285	5,604
4.250% due 02/03/2017		5,148	5,532
8.000% due 06/01/2014		5,000	5,061

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HBOS PLC
0.935% due 09/06/2017		$2,500	$2,474
Industrial Bank of Korea
4.375% due 08/04/2015		3,400	3,557
International Lease Finance Corp.
5.650% due 06/01/2014		6,300	6,353
5.750% due 05/15/2016		1,500	1,617
6.500% due 09/01/2014		22,800	23,370
6.750% due 09/01/2016		800	894
IPIC GMTN Ltd.
1.750% due 11/30/2015		7,500	7,624
JPMorgan Chase & Co.
0.687% due 04/23/2015		3,100	3,110
0.854% due 02/26/2016		32,800	32,973
0.983% due 05/02/2014		13,300	13,308
1.125% due 02/26/2016		7,200	7,232
JPMorgan Chase Bank N.A.
0.997% due 05/31/2017	EUR	4,300	5,869
5.375% due 09/28/2016	GBP	7,300	13,194
KeyBank N.A.
7.413% due 10/15/2027		$4,000	4,272
Korea Development Bank
1.000% due 01/22/2016		2,000	2,000
3.000% due 09/14/2022		1,700	1,668
3.250% due 03/09/2016		4,000	4,184
3.500% due 08/22/2017		300	318
4.375% due 08/10/2015		700	735
Korea Exchange Bank
3.125% due 06/26/2017		3,200	3,331
LBG Capital PLC
8.500% due 12/17/2021 (d)		200	215
LeasePlan Corp. NV
3.000% due 10/23/2017		2,000	2,040
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		1,100	1,508
Morgan Stanley
0.719% due 10/15/2015		300	300
1.184% due 12/19/2014		4,800	4,821
3.800% due 04/29/2016		3,200	3,372
Nordea Bank AB
0.591% due 04/04/2017		7,800	7,800
Nykredit Realkredit A/S
2.000% due 04/01/2014	DKK	28,200	5,204
PKO Finance AB
4.630% due 09/26/2022		$700	708
RCI Banque S.A.
2.112% due 04/11/2014		400	400
Realkredit Danmark A/S
2.000% due 04/01/2014	DKK	50,800	9,374
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		$2,200	2,268
SLM Corp.
6.250% due 01/25/2016		2,800	3,021
Springleaf Finance Corp.
5.750% due 09/15/2016		900	957
6.900% due 12/15/2017		6,200	6,836
SSIF Nevada LP
0.942% due 04/14/2014		1,000	1,000
State Bank of India
4.500% due 07/27/2015		1,000	1,036
Tri-Command Military Housing LLC
5.383% due 02/15/2048		3,314	2,828
Turkiye Garanti Bankasi A/S
2.737% due 04/20/2016		200	196
Wells Fargo & Co.
0.767% due 07/20/2016		19,000	19,068
1.250% due 07/20/2016		3,000	3,027

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Bank N.A.
0.517% due 07/20/2015	$6,900	$6,919
XLIT Ltd.
5.250% due 09/15/2014	2,000	2,042

		466,985

INDUSTRIALS 6.1%
21st Century Fox America, Inc.
5.300% due 12/15/2014	3,200	3,309
AbbVie, Inc.
0.996% due 11/06/2015	12,035	12,159
Braskem Finance Ltd.
5.750% due 04/15/2021	5,800	5,822
Canadian National Railway Co.
0.436% due 11/06/2015	4,900	4,902
Daimler Finance North America LLC
0.585% due 03/10/2017	14,900	14,919
0.842% due 01/09/2015	7,800	7,830
0.918% due 08/01/2016	8,200	8,279
1.020% due 04/10/2014	1,045	1,045
1.250% due 01/11/2016	3,000	3,018
Deutsche Telekom International Finance BV
5.750% due 03/23/2016	3,690	4,034
Enbridge, Inc.
0.883% due 10/01/2016	5,400	5,419
General Mills, Inc.
0.586% due 05/16/2014	1,200	1,201
Gerdau Holdings, Inc.
7.000% due 01/20/2020	800	892
Gerdau Trade, Inc.
5.750% due 01/30/2021	4,100	4,223
Gilead Sciences, Inc.
2.400% due 12/01/2014	7,900	7,997
Harley-Davidson Funding Corp.
5.750% due 12/15/2014	8,258	8,543
HCA, Inc.
6.500% due 02/15/2016	200	217
7.875% due 02/15/2020	16,925	18,059
Johnson & Johnson
0.303% due 11/28/2016	23,700	23,741
KazMunayGas National Co. JSC
11.750% due 01/23/2015	5,100	5,482
Kroger Co.
0.804% due 10/17/2016	8,200	8,216
MGM Resorts International
7.500% due 06/01/2016	600	671
NBCUniversal Media LLC
2.100% due 04/01/2014	4,900	4,900
2.875% due 04/01/2016	2,100	2,184
PepsiCo, Inc.
0.436% due 07/30/2015	22,500	22,544
Petrobras International Finance Co.
3.875% due 01/27/2016	900	927
President and Fellows of Harvard College
6.500% due 01/15/2039	8,600	11,417
Rohm & Haas Co.
6.000% due 09/15/2017	144	164
SABMiller Holdings, Inc.
2.450% due 01/15/2017	3,895	4,009
Schlumberger Investment S.A.
0.784% due 09/12/2014	2,700	2,707
STATS ChipPAC Ltd.
4.500% due 03/20/2018	1,300	1,310
United Airlines, Inc.
6.750% due 09/15/2015	1,600	1,636

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	67

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Volkswagen International Finance NV
0.566% due 11/18/2015	$9,500	$9,525
0.857% due 04/01/2014	2,300	2,300
Woodside Finance Ltd.
4.500% due 11/10/2014	2,100	2,148

		215,749

UTILITIES 2.6%
AT&T, Inc.
0.654% due 03/30/2017	11,100	11,102
0.900% due 02/12/2016	1,900	1,901
Majapahit Holding BV
7.750% due 01/20/2020	500	576
Petrobras Global Finance BV
2.000% due 05/20/2016	19,000	18,881
Shell International Finance BV
0.307% due 11/10/2015	6,600	6,605
0.446% due 11/15/2016	5,500	5,509
Sprint Communications, Inc.
6.000% due 12/01/2016	1,200	1,319
Telefonica Chile S.A.
3.875% due 10/12/2022	1,200	1,143
Verizon Communications, Inc.
0.435% due 03/06/2015	1,900	1,900
1.763% due 09/15/2016	22,500	23,159
1.984% due 09/14/2018	10,300	10,829
2.500% due 09/15/2016	2,500	2,590
3.650% due 09/14/2018	7,100	7,568

		93,082

Total Corporate Bonds & Notes (Cost $768,340)		775,816

MUNICIPAL BONDS & NOTES 0.4%

NEW YORK 0.3%
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
0.555% due 11/15/2028	13,200	13,200

OHIO 0.1%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	2,300	1,859

Total Municipal Bonds & Notes (Cost $14,789)		15,059

U.S. GOVERNMENT AGENCIES 12.5%
Fannie Mae
0.214% due 12/25/2036	213	208
0.504% due 03/25/2037 - 09/25/2042	775	770
0.534% due 07/25/2037	232	232
0.554% due 09/25/2035	305	305
0.564% due 09/25/2035	755	758
0.784% due 05/25/2040	271	273
0.874% due 06/25/2037	122	123
0.875% due 08/28/2017 - 12/20/2017	29,100	28,717
0.884% due 06/25/2040	2,328	2,355
0.894% due 03/25/2040	600	609
0.904% due 11/25/2039 - 01/25/2040	927	939
0.974% due 12/25/2039	180	182
1.054% due 07/25/2039	145	148
1.250% due 01/30/2017	300	304

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.332% due 06/01/2043 - 07/01/2044	$320	$328
1.908% due 10/01/2034	33	35
1.967% due 11/01/2034	10	11
1.984% due 11/01/2035	80	84
2.174% due 09/01/2035	280	297
2.193% due 01/01/2035	279	295
2.222% due 10/01/2035	78	83
2.225% due 05/01/2035	16	17
2.277% due 12/01/2033	193	203
2.289% due 07/01/2035	239	256
2.300% due 03/01/2035 - 05/25/2035	86	90
2.308% due 07/01/2035	194	209
2.310% due 08/01/2022	200	192
2.330% due 08/01/2035	334	360
2.355% due 05/01/2036	148	158
2.374% due 09/01/2035	226	243
2.415% due 07/01/2034	275	293
2.436% due 09/01/2036	142	151
2.440% due 12/01/2033	46	50
2.471% due 06/01/2035	406	435
2.486% due 07/01/2036	157	168
2.501% due 08/01/2035	464	494
2.572% due 08/01/2036	137	146
2.590% due 07/01/2022	874	856
2.864% due 06/01/2035	535	570
2.870% due 09/01/2027	100	92
2.920% due 06/01/2022	2,566	2,582
3.156% due 05/01/2022	2,070	2,132
4.000% due 08/01/2018 - 04/01/2044	24,451	25,898
4.500% due 02/01/2018 - 05/01/2044	206,017	219,629
5.000% due 05/11/2017 - 04/01/2044	52,433	57,231
5.500% due 10/01/2021 - 04/01/2044	33,377	36,851
6.000% due 02/01/2029 - 05/01/2041	1,766	1,970
6.500% due 09/01/2034	10	11
Freddie Mac
0.305% due 07/15/2019	203	203
0.414% due 08/25/2031	104	102
0.485% due 02/15/2037	26	25
0.555% due 06/15/2018	24	24
0.705% due 07/15/2041	1,751	1,761
0.725% due 06/15/2041	1,679	1,688
0.765% due 07/15/2037	375	378
0.825% due 08/15/2037	331	333
0.855% due 08/15/2037	425	430
1.010% due 01/15/2038	247	251
1.250% due 05/12/2017	1,100	1,110
1.332% due 02/25/2045	47	47
4.000% due 06/15/2038	1,410	1,438
4.500% due 09/01/2039 - 05/01/2044	4,181	4,453
5.000% due 03/01/2038	8,958	9,743
5.500% due 06/01/2027 - 05/01/2040	4,698	5,175
6.000% due 02/01/2034 - 04/01/2044	5,815	6,471
Ginnie Mae
5.000% due 06/15/2034 - 06/15/2041	11,113	12,174
6.000% due 05/15/2037 - 07/15/2037	383	435

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NCUA Guaranteed Notes
0.606% due 10/07/2020	$319	$321
Small Business Administration
5.290% due 12/01/2027	309	337
5.490% due 03/01/2028	2,614	2,935
5.600% due 09/01/2028	2,607	2,913

Total U.S. Government Agencies (Cost $439,452)		441,090

U.S. TREASURY OBLIGATIONS 14.8%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017	412	424
0.125% due 07/15/2022	8,645	8,474
0.375% due 07/15/2023	4,322	4,277
0.625% due 07/15/2021	8,821	9,091
1.125% due 01/15/2021	428	454
1.250% due 07/15/2020	429	463
1.750% due 01/15/2028	7,703	8,542
2.000% due 07/15/2014 (h)(i)	57,698	58,667
2.000% due 01/15/2026	6,246	7,121
2.375% due 01/15/2025	7,817	9,215
2.375% due 01/15/2027	16,005	19,017
2.500% due 01/15/2029	6,427	7,811
3.625% due 04/15/2028	2,314	3,149
3.875% due 04/15/2029	3,699	5,226
U.S. Treasury Notes
0.625% due 12/15/2016 (f)	130,600	130,126
0.625% due 02/15/2017	82,000	81,491
0.625% due 05/31/2017 (i)(k)	29,442	29,108
0.750% due 01/15/2017	134,400	134,232
0.750% due 03/15/2017 (f)	6,700	6,676

Total U.S. Treasury Obligations (Cost $527,968)		523,564

MORTGAGE-BACKED SECURITIES 5.4%
American Home Mortgage Investment Trust
2.330% due 02/25/2045	114	115
Banc of America Commercial Mortgage Trust
5.731% due 05/10/2045	900	975
Banc of America Funding Corp.
0.437% due 06/20/2047	600	388
Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 01/25/2034	901	907
Bear Stearns Alt-A Trust
0.314% due 02/25/2034	446	427
0.594% due 07/25/2035	2,248	2,287
2.676% due 09/25/2035	123	109
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	97	106
5.405% due 12/11/2040	3,100	3,255
Bear Stearns Structured Products, Inc.
1.885% due 01/26/2036	454	366
Chaseflex Trust
0.454% due 07/25/2037	1,390	1,059
Citigroup Commercial Mortgage Trust
4.733% due 10/15/2041	12,969	13,108
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035	113	112
2.540% due 05/25/2035	214	211
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.216% due 07/15/2044	3,092	3,248
Countrywide Alternative Loan Trust
0.314% due 12/25/2046 ^	7,117	6,562
0.334% due 05/25/2047	454	380
0.344% due 09/25/2046 ^	2,272	1,784
0.434% due 02/25/2037	2,275	1,787

68	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 11/25/2034		$3,939	$4,093
Countrywide Home Loan Mortgage Pass-Through Trust
2.417% due 02/20/2036		93	89
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		2,420	2,606
5.383% due 02/15/2040		281	303
5.460% due 09/15/2039		10,145	10,967
Credit Suisse First Boston Mortgage Securities Corp.
5.113% due 07/15/2036		10,953	11,024
DBRR Trust
0.853% due 02/25/2045		6,204	6,176
Deutsche ALT-A Securities, Inc.
0.484% due 02/25/2036		5,684	3,962
Eddystone Finance PLC
1.045% due 04/19/2021	GBP	5,407	8,874
First Horizon Alternative Mortgage Securities
2.208% due 08/25/2035		$662	597
First Horizon Mortgage Pass-Through Trust
2.613% due 08/25/2035		406	386
Granite Master Issuer PLC
0.357% due 12/20/2054		143	141
0.414% due 12/20/2054	EUR	1,392	1,906
0.434% due 12/20/2054		143	195
0.724% due 12/20/2054	GBP	4,613	7,641
0.804% due 12/20/2054		2,307	3,824
Granite Mortgages PLC
0.843% due 06/20/2044		1,406	2,352
Greenpoint Mortgage Pass-Through Certificates
2.795% due 10/25/2033		$248	249
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		100	102
5.246% due 04/10/2037		2,300	2,318
5.820% due 07/10/2038		2,409	2,607
GSR Mortgage Loan Trust
2.651% due 09/25/2035		662	670
5.021% due 11/25/2035		348	345
6.000% due 05/25/2037		1,528	1,452
HarborView Mortgage Loan Trust
0.406% due 01/19/2036		1,083	748
IndyMac Mortgage Loan Trust
2.344% due 01/25/2036		411	331
JPMorgan Chase Commercial Mortgage Securities Trust
5.397% due 05/15/2045		3,129	3,398
5.420% due 01/15/2049		2,900	3,185
5.439% due 01/15/2049		10,836	11,949
JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		37	34
Lanark Master Issuer PLC
1.636% due 12/22/2054		5,067	5,157
LB Commercial Mortgage Trust
5.823% due 07/15/2044		13,244	14,600
LB-UBS Commercial Mortgage Trust
5.641% due 03/15/2039		3,361	3,634
Leek Finance Ltd.
0.454% due 12/21/2038		2,887	2,978
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.595% due 12/15/2030		748	711
Merrill Lynch Floating Trust
0.692% due 07/09/2021		880	879
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036		354	323
1.596% due 10/25/2035		4,808	4,726
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		600	662
Morgan Stanley Capital Trust
5.208% due 11/14/2042		3,164	3,315

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.610% due 04/15/2049		$88	$90
Residential Accredit Loans, Inc. Trust
0.339% due 08/25/2036		2,900	2,218
3.575% due 12/25/2035		1,165	964
Sequoia Mortgage Trust
0.367% due 06/20/2036		1,274	1,138
Silenus European Loan Conduit Ltd.
0.438% due 05/15/2019	EUR	17	23
Structured Adjustable Rate Mortgage Loan Trust
1.526% due 01/25/2035		$340	276
2.468% due 01/25/2035		716	669
2.481% due 08/25/2034		624	628
2.494% due 09/25/2035		442	402
2.508% due 08/25/2035		285	266
Structured Asset Mortgage Investments Trust
0.406% due 07/19/2035		177	163
0.434% due 02/25/2036		195	154
Structured Asset Securities Corp.
2.646% due 10/28/2035		281	266
Wachovia Bank Commercial Mortgage Trust
0.235% due 06/15/2020		1,429	1,417
5.749% due 07/15/2045		1,605	1,747
Wachovia Mortgage Loan Trust LLC
2.790% due 05/20/2036 ^		954	830
WaMu Mortgage Pass-Through Certificates
0.444% due 10/25/2045		77	72
0.474% due 01/25/2045		462	437
1.135% due 02/25/2046		993	928
1.331% due 11/25/2042		75	73
2.034% due 02/27/2034		214	213
2.284% due 10/25/2046		236	216
2.284% due 12/25/2046		956	901
4.647% due 06/25/2037		969	856
Washington Mutual Mortgage Loan Trust
1.328% due 05/25/2041		22	21
Wells Fargo Alternative Loan Trust
2.673% due 07/25/2037		12,710	10,260
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 03/25/2036		506	511

Total Mortgage-Backed Securities (Cost $189,137)			192,434

ASSET-BACKED SECURITIES 3.2%
Aames Mortgage Investment Trust
1.729% due 01/25/2035		5	5
Apidos CDO Ltd.
0.499% due 07/27/2017		168	168
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.974% due 02/25/2034		2,460	2,271
Asset-Backed Funding Certificates Trust
0.374% due 01/25/2037		5,429	3,253
1.204% due 03/25/2034		7,805	6,140
Asset-Backed Securities Corp. Home Equity Loan Trust
0.429% due 09/25/2034		90	90
0.794% due 07/25/2035		500	454
Avenue CLO Ltd.
0.496% due 10/30/2017		339	339
0.497% due 07/20/2018		838	838
Bacchus Ltd.
0.477% due 01/20/2019		6,087	6,057
Bear Stearns Asset-Backed Securities Trust
0.314% due 08/25/2036		3,703	2,901
0.834% due 10/25/2035		4,800	3,250
Black Diamond CLO Delaware Corp.
0.485% due 06/20/2017		547	547

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bumper S.A.
1.488% due 02/23/2023	EUR	1,856	$2,569
Callidus Debt Partners CLO Fund Ltd.
0.498% due 04/17/2020		$4,181	4,176
Centurion CDO Ltd.
0.555% due 03/08/2017		5,006	4,996
Citibank Omni Master Trust
2.905% due 08/15/2018		1,400	1,414
Citigroup Mortgage Loan Trust, Inc.
0.314% due 09/25/2036		7,961	4,076
Cornerstone CLO Ltd.
0.459% due 07/15/2021		5,800	5,688
Countrywide Asset-Backed Certificates
0.504% due 04/25/2036		6,439	6,333
Credit Suisse Mortgage Capital Certificates
0.754% due 09/25/2037		10,259	9,063
Credit-Based Asset Servicing and Securitization LLC
0.214% due 11/25/2036		38	21
Duane Street CLO Ltd.
0.492% due 01/11/2021		2,752	2,725
Fremont Home Loan Trust
0.214% due 01/25/2037		18	9
GSAMP Trust
0.394% due 12/25/2035		6,189	5,618
Harbourmaster CLO BV
0.622% due 10/11/2019	EUR	2,435	3,351
Hillmark Funding
0.484% due 05/21/2021		$1,058	1,030
Honda Auto Receivables Owner Trust
0.880% due 09/21/2015		356	357
Lafayette CLO Ltd.
1.635% due 09/06/2022		281	281
Long Beach Mortgage Loan Trust
0.714% due 10/25/2034		17	16
Morgan Stanley ABS Capital, Inc. Trust
0.404% due 03/25/2037		4,673	2,486
Nash Point CLO
0.644% due 07/25/2022	EUR	1,437	1,958
NOB Hill CLO Ltd.
0.486% due 08/15/2018		$1,071	1,066
Pacifica CDO Corp.
0.499% due 01/26/2020		657	655
Panhandle-Plains Higher Education Authority, Inc.
1.363% due 10/01/2035		58	59
Residential Asset Mortgage Products Trust
0.314% due 02/25/2037		5,012	4,472
Residential Asset Securities Corp. Trust
0.304% due 08/25/2036		2,902	2,751
SG Mortgage Securities Trust
0.334% due 02/25/2036		16,209	9,241
SLM Student Loan Trust
0.564% due 12/15/2023	EUR	2,011	2,734
1.205% due 06/15/2023		$1,125	1,133
3.405% due 05/16/2044		329	350
Specialty Underwriting & Residential Finance Trust
0.454% due 12/25/2036		4,900	3,798
Structured Asset Securities Corp.
0.474% due 05/25/2037		2,951	2,683
Venture CDO Ltd.
0.457% due 07/22/2021		600	585
Wood Street CLO BV
0.544% due 11/22/2021	EUR	542	740

Total Asset-Backed Securities (Cost $107,242)			112,747

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	69

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 10.2%
Autonomous Community of Valencia
4.375% due 07/16/2015	EUR	100	$143
Italy Buoni Poliennali Del Tesoro
2.250% due 05/15/2016		3,300	4,678
2.750% due 12/01/2015		2,400	3,420
3.000% due 04/15/2015		2,400	3,387
3.000% due 06/15/2015		10,700	15,160
3.000% due 11/01/2015		1,000	1,427
3.750% due 08/01/2015		30,300	43,428
3.750% due 08/01/2016		4,100	6,014
4.500% due 07/15/2015		38,800	56,075
4.750% due 09/15/2016		1,700	2,555
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		4,000	5,465
0.000% due 12/31/2015		5,600	7,609
Korea Housing Finance Corp.
4.125% due 12/15/2015		$2,000	2,114
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	5,660	454
5.000% due 06/16/2016 (c)		11,422	949
Qatar Government International Bond
5.250% due 01/20/2020		$3,600	4,095
Spain Government International Bond
2.100% due 04/30/2017	EUR	18,000	25,474
3.000% due 04/30/2015		7,200	10,175
3.150% due 01/31/2016		6,500	9,355
3.250% due 04/30/2016		100	145
3.300% due 07/30/2016		27,500	39,986
3.750% due 10/31/2015		9,700	14,008
4.000% due 07/30/2015		50,600	72,797
4.250% due 10/31/2016		20,600	30,734

Total Sovereign Issues (Cost $353,369)			359,647

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		80,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.9%

CERTIFICATES OF DEPOSIT 2.0%
Credit Suisse
0.465% due 03/17/2015		$2,300	$2,300
0.474% due 03/31/2015		32,600	32,600
Intesa Sanpaolo SpA
1.650% due 04/07/2015		31,100	31,110
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		3,800	3,775

			69,785

COMMERCIAL PAPER 1.2%
British Telecommunications PLC
0.750% due 04/08/2014		1,600	1,600
Entergy Corp.
0.950% due 05/05/2014		8,500	8,492
Ford Motor Credit Co. LLC
0.840% due 06/02/2014		400	400
0.850% due 06/16/2014		500	499
0.880% due 07/14/2014		1,100	1,098
0.900% due 07/01/2014		400	400
0.900% due 08/05/2014		1,200	1,198
0.900% due 09/16/2014		3,600	3,591
Glencore Funding LLC
0.690% due 10/03/2014		26,200	26,149

			43,427

REPURCHASE AGREEMENTS (e) 0.0%
			1,216

SHORT-TERM NOTES 0.2%
Korea Development Bank
0.770% due 08/20/2014		5,600	5,595

MEXICO TREASURY BILLS 3.5%
3.511% due 04/03/2014 - 06/26/2014 (b)	MXN	1,625,075	123,784

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.115% due 03/05/2015 (k)	$440	$440

Total Short-Term Instruments (Cost $243,635)		244,247

Total Investments in Securities (Cost $2,644,185)		2,664,866

	SHARES
INVESTMENTS IN AFFILIATES 26.9%

SHORT-TERM INSTRUMENTS 26.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 26.9%
PIMCO Short-Term Floating NAV Portfolio	264	3
PIMCO Short-Term Floating NAV Portfolio III	95,187,057	951,014

Total Short-Term Instruments (Cost $950,896)		951,017

Total Investments in Affiliates (Cost $950,896)		951,017

Total Investments 102.2% (Cost $3,595,081)		$3,615,883

Financial Derivative Instruments (g)(j) 3.1% (Cost or Premiums, net $(4,159))		109,854

Other Assets and Liabilities, net (5.3%)		(188,411)

Net Assets 100.0%		$3,537,326

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$1,216	Fannie Mae 2.260% due 10/17/2022	$(1,242)	$1,216	$1,216

Total Repurchase Agreements						$(1,242)	$1,216	$1,216

(1)	Includes accrued interest.

70	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
TDM	0.140%	03/31/2014	04/01/2014	$(14,557)	$(14,557)

Total Sale-Buyback Transactions					$(14,557)

(2)

As of March 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2014 was $33,175 at a weighted average interest rate of (0.384%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(f)	Securities with an aggregate market value of $14,547 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$1,216	$0	$0	$0	$1,216	$(1,242)	$(26)

Master Securities Forward Transaction Agreement
BOA	0	0	0	0	0	(10)	(10)
SAL	0	0	0	0	0	(20)	(20)
TDM	0	0	(14,557)	0	(14,557)	14,547	(10)

Total Borrowings and Other Financing Transactions	$1,216	$0	$(14,557)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,820.000	06/21/2014	481	$(1,923)	$(1,458)
Call - CBOE S&P 500 Index	1,920.000	06/21/2014	1,024	(1,907)	(1,748)

Total Written Options				$(3,830)	$(3,206)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2014	1,085	$62	$14	$0
90-Day Eurodollar December Futures	Long	12/2015	4,438	(980)	444	0
90-Day Eurodollar June Futures	Long	06/2016	379	410	24	0
90-Day Eurodollar March Futures	Long	03/2016	977	1,096	85	0
90-Day Eurodollar September Futures	Long	09/2015	4,743	923	415	0
90-Day Eurodollar September Futures	Long	09/2016	53	(19)	2	0

Total Futures Contracts				$1,492	$984	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	71

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.IG-21 5-Year Index	1.000%	12/20/2018	$	51,400	$937	$421	$37	$0
CDX.IG-22 5-Year Index	1.000%	06/20/2019		36,000	564	33	23	(1)
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR	8,600	147	33	22	0

					$1,648	$487	$82	$(1)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$14,500	$(191)	$(174)	$5	$0
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	117,900	831	(83)	38	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	18,900	115	85	1	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	23,400	3,397	2,541	104	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	145,400	(161)	(9,235)	709	0

					$3,991	$(6,866)	$857	$0

Total Swap Agreements					$5,639	$(6,379)	$939	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(h)	Securities with an aggregate market value of $21,448 have been pledged as collateral as of March 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(i)	Securities with an aggregate market value of $2,445 and cash of $17,461 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$984	$939	$1,923	$ (3,206)	$0		$(1)	$ (3,207)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014	$		360,011		EUR	261,054	$0	$(370)
	05/2014		EUR	292,596	$		403,312	376	(133)

BPS	04/2014			175			241	0	0
	04/2014		MXN	223,153			16,865	0	(194)
	05/2014			36,277			2,771	1	0
	05/2014	$		1,704		MXN	22,836	40	0
	06/2014		MXN	715,161	$		53,999	0	(458)
	08/2014		EUR	100			127	0	(11)

BRC	04/2014			174,506			240,563	452	(297)
	04/2014		GBP	55,046			91,423	0	(347)
	05/2014	$		8,526		EUR	6,190	1	0

72	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	04/2014		EUR	200	$		253	$0	$(22)
	04/2014	$		23,219		GBP	13,982	91	0
	05/2014		EUR	308	$		425	0	0
	05/2014		JPY	3,028,258			29,696	350	0
	06/2014		MXN	233,246			17,446	0	(332)

DUB	04/2014		DKK	80,380			14,592	0	(240)
	05/2014		MXN	40,716			3,118	10	0

FBF	04/2014		EUR	11,300			15,260	0	(307)
	05/2014			1,984			2,731	0	(2)
	06/2014			200			254	0	(23)

GLM	04/2014			28,197			39,157	312	0
	05/2014			2,139			2,955	8	0

HUS	04/2014			119			164	0	0
	04/2014	$		13,889		EUR	10,068	0	(20)

JPM	04/2014			1,450		GBP	871	2	0
	06/2014		MXN	87,065	$		6,625	0	0

MSC	04/2014			266,951			20,046	0	(357)

RYL	04/2014	$		65,012		GBP	39,454	764	0
	05/2014		GBP	39,454	$		64,998	0	(763)

UAG	04/2014		EUR	88,025			120,364	0	(904)
	04/2014	$		1,229		GBP	739	4	0

Total Forward Foreign Currency Contracts								$2,411	$(4,780)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-21 5-Year Index	Buy	0.550%	06/18/2014	$	2,000	$(1)	$(1)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.850%	06/18/2014		2,500	(2)	(2)

CBK	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014		1,600	(2)	(1)

JPM	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	06/18/2014		4,000	(5)	(2)

							$(10)	$(6)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$1,600	$(89)	$(83)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,300	$(11)	$(1)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	500	(7)	(1)

						$(18)	$(2)

Total Written Options						$(117)	$(91)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Premiums
Balance at 03/31/2013	136	$383,100	EUR 47,900	$(1,162)
Sales	2,061	1,557,200	0	(10,820)
Closing Buys	(160)	(74,200)	0	1,029
Expirations	(266)	(1,553,900)	(32,900)	5,723
Exercised	(266)	(298,700)	(15,000)	1,283

Balance at 03/31/2014	1,505	$13,500	EUR 0	$(3,947)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	73

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	American International Group, Inc.	1.000%	03/20/2016	0.221%	$300	$(11)	$15	$4	$0
	Brazil Government International Bond	1.950%	04/20/2016	0.696%	300	0	10	10	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%	13,300	(154)	176	22	0
	General Electric Capital Corp.	1.000%	09/20/2016	0.366%	2,400	(56)	94	38	0
	Italy Government International Bond	1.000%	06/20/2019	1.316%	6,300	(113)	18	0	(95)
	MetLife, Inc.	1.000%	12/20/2014	0.087%	700	(13)	18	5	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	1,800	(4)	22	18	0

BRC	Brazil Government International Bond	1.000%	03/20/2016	0.676%	300	(2)	4	2	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%	800	(1)	6	5	0
	General Electric Capital Corp.	1.000%	09/20/2016	0.366%	1,800	20	9	29	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%	500	(8)	13	5	0
	Mexico Government International Bond	1.000%	03/20/2015	0.219%	500	(11)	15	4	0

CBK	American International Group, Inc.	1.000%	03/20/2016	0.221%	400	(14)	21	7	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.254%	1,400	(10)	37	27	0
	General Electric Capital Corp.	5.000%	09/20/2014	0.222%	600	21	(7)	14	0
	Mexico Government International Bond	1.000%	03/20/2015	0.219%	400	(9)	12	3	0

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.254%	1,000	16	3	19	0
	Export-Import Bank of China	1.000%	06/20/2017	0.781%	100	(4)	5	1	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%	1,200	15	(2)	13	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	5,500	(90)	18	0	(72)
	Italy Government International Bond	1.000%	06/20/2019	1.316%	2,100	(39)	7	0	(32)
	JPMorgan Chase & Co.	1.000%	09/20/2016	0.317%	1,800	23	8	31	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%	800	(6)	17	11	0
	Mexico Government International Bond	1.000%	06/20/2016	0.349%	1,900	5	24	29	0
	Spain Government International Bond	1.000%	06/20/2019	1.035%	11,600	(6)	4	0	(2)

FBF	Brazil Government International Bond	1.000%	06/20/2016	0.729%	1,700	(2)	13	11	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	9,700	(24)	122	98	0

GST	Japan Government International Bond	1.000%	12/20/2015	0.185%	2,800	(26)	67	41	0
	MetLife, Inc.	1.000%	03/20/2015	0.123%	2,000	(121)	139	18	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%	7,100	(219)	316	97	0

HUS	Brazil Government International Bond	1.000%	06/20/2015	0.383%	300	(8)	10	2	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%	600	(6)	10	4	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%	500	(2)	5	3	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%	5,800	(155)	192	37	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%	200	(3)	5	2	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	5,500	(92)	21	0	(71)
	Mexico Government International Bond	1.000%	12/20/2016	0.428%	100	1	1	2	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%	600	(2)	8	6	0

JPM	Brazil Government International Bond	1.000%	06/20/2015	0.383%	1,000	(11)	19	8	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%	100	(1)	2	1	0
	Spain Government International Bond	1.000%	06/20/2019	1.035%	11,700	(6)	4	0	(2)

MYC	China Government International Bond	1.000%	06/20/2016	0.330%	1,500	(47)	69	22	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	2,800	(46)	10	0	(36)
	Mexico Government International Bond	1.000%	03/20/2016	0.331%	1,400	(9)	28	19	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.030%	300	1	2	3	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.514%	500	(5)	7	2	0

						$(1,234)	$1,597	$673	$(310)

74	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$4,400	$ 257	$(147)	$110	$0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	900	117	(95)	22	0

GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	675	0	11	11	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	10,000	725	(473)	252	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	1,543	1	25	26	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	700	79	(61)	18	0

					$ 1,179	$(740)	$439	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	2,200	$2	$(60)	$0	$(58)

BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	9,600	5	15	20	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		73,300	11	18	29	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		11,000	(8)	27	19	0
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		9,000	(1)	(28)	0	(29)

DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	1,000	4	(30)	0	(26)

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017		1,200	0	(33)	0	(33)

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017		2,300	0	(66)	0	(66)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	4,300	2	7	9	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		900	(1)	1	0	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		6,000	(1)	13	12	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		50,000	(80)	56	0	(24)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		100	0	0	0	0

JPM	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		18,000	(46)	(2)	0	(48)

MYC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		1,400	(1)	4	3	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		97,000	14	23	37	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		7,000	(4)	15	11	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		32,000	(52)	37	0	(15)

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	1,600	0	(47)	0	(47)
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022	MXN	5,000	(1)	(16)	0	(17)

							$(157)	$(66)	$140	$(363)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	ERAUSLT Index	896,473	1-Month USD-LIBOR plus a specified spread	05/30/2014	$182,845	$3,475	$3,475	$0
	Receive	ERAUSLT Index	254,601	1-Month USD-LIBOR plus a specified spread	01/15/2015	52,038	891	891	0

BRC	Receive	ERAUSLT Index	771,527	1-Month USD-LIBOR plus a specified spread	09/30/2014	137,378	22,989	22,989	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	75

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund (Cont.)

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	ERAUSLT Index	1,429,078	1-Month USD-LIBOR plus a specified spread	10/31/2014	$291,475		$5,561	$5,561	$0
	Receive	ERAUSLT Index	5,642,270	1-Month USD-LIBOR plus a specified spread	04/28/2015	0		0	0	0

CBK	Receive	ERAUSLT Index	1,757,852	1-Month USD-LIBOR plus a specified spread	10/15/2014	359,287		6,172	6,172	0

JPM	Receive	ERAUSLT Index	745,455	1-Month USD-LIBOR plus a specified spread	04/15/2014	152,364		2,616	2,616	0
	Receive	ERAUSLT Index	1,412,141	1-Month USD-LIBOR plus a specified spread	05/15/2014	236,995		56,581	56,581	0
	Receive	ERAUSLT Index	2,198,769	1-Month USD-LIBOR plus a specified spread	01/15/2015	449,688		7,412	7,412	0
	Receive	ERAUSLT Index	1,479,728	1-Month USD-LIBOR plus a specified spread	02/17/2015	300,280		7,322	7,322	0

								$113,019	$113,019	$0

Total Swap Agreements							$212	$113,810	$114,271	$(673)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(k)	Securities with an aggregate market value of $1,577 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$376	$0	$4,463	$4,839	$(503)	$(86)	$(153)	$(742)	$4,097	$(1,820)	$2,277
BPS	41	0	0	41	(663)	0	0	(663)	(622)	440	(182)
BRC	453	0	28,773	29,226	(644)	0	(29)	(673)	28,553	(277,692)	(249,139)
CBK	441	0	6,223	6,664	(354)	(3)	0	(357)	6,307	(2,546)	3,761
DUB	10	0	126	136	(240)	0	(132)	(372)	(236)	0	(236)
FBF	0	0	109	109	(332)	0	0	(332)	(223)	161	(62)
GLM	320	0	0	320	0	0	(33)	(33)	287	(260)	27
GST	0	0	167	167	0	0	0	0	167	(260)	(93)
HUS	0	0	328	328	(20)	0	(161)	(181)	147	(320)	(173)
JPM	2	0	73,967	73,969	0	(2)	(50)	(52)	73,917	(61,710)	12,207
MSC	0	0	0	0	(357)	0	0	(357)	(357)	(887)	(1,244)
MYC	0	0	110	110	0	0	(51)	(51)	59	(475)	(416)
RYL	764	0	0	764	(763)	0	0	(763)	1	0	1
SOG	0	0	3	3	0	0	0	0	3	0	3
UAG	4	0	2	6	(904)	0	(64)	(968)	(962)	651	(311)

Total Over the Counter	$2,411	$0	$114,271	$116,682	$(4,780)	$(91)	$(673)	$(5,544)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

76	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$984	$984
Swap Agreements	0	82	0	0	857	939

	$0	$82	$0	$0	$1,841	$1,923

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,411	$0	$2,411
Swap Agreements	0	1,112	113,019	0	140	114,271

	$0	$1,112	$113,019	$2,411	$140	$116,682

	$0	$1,194	$113,019	$2,411	$1,981	$118,605

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$3,206	$0	$0	$3,206
Swap Agreements	0	1	0	0	0	1

	$0	$1	$3,206	$0	$0	$3,207

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,780	$0	$4,780
Written Options	0	6	0	83	2	91
Swap Agreements	0	310	0	0	363	673

	$0	$316	$0	$4,863	$365	$5,544

	$0	$317	$3,206	$4,863	$365	$8,751

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$41	$0	$86	$127
Futures	0	0	0	0	5,007	5,007
Swap Agreements	0	2,876	0	0	(6,902)	(4,026)

	$0	$2,876	$41	$0	$(1,809)	$1,108

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(14,126)	$0	$(14,126)
Written Options	0	35	0	120	5,050	5,205
Swap Agreements	0	2,373	530,925	0	1,276	534,574

	$0	$2,408	$530,925	$(14,006)	$6,326	$525,653

	$0	$5,284	$530,966	$(14,006)	$4,517	$526,761

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$624	$0	$(21)	$603
Futures	0	0	0	0	879	879
Swap Agreements	0	487	0	0	(7,349)	(6,862)

	$0	$487	$624	$0	$(6,491)	$(5,380)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$115	$0	$115
Written Options	0	4	0	(33)	(473)	(502)
Swap Agreements	0	(737)	58,334	0	(259)	57,338

	$0	$(733)	$58,334	$82	$(732)	$56,951

	$0	$(246)	$58,958	$82	$(7,223)	$51,571

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	77

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund (Cont.)

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$262	$0	$262
Corporate Bonds & Notes
Banking & Finance	7,800	459,185	0	466,985
Industrials	0	215,749	0	215,749
Utilities	0	93,082	0	93,082
Municipal Bonds & Notes
New York	0	13,200	0	13,200
Ohio	0	1,859	0	1,859
U.S. Government Agencies	0	441,090	0	441,090
U.S. Treasury Obligations	0	523,564	0	523,564
Mortgage-Backed Securities	0	192,434	0	192,434
Asset-Backed Securities	0	112,747	0	112,747
Sovereign Issues	0	359,647	0	359,647
Short-Term Instruments
Certificates of Deposit	0	69,785	0	69,785
Commercial Paper	0	43,427	0	43,427
Repurchase Agreements	0	1,216	0	1,216
Short-Term Notes	0	5,595	0	5,595
Mexico Treasury Bills	0	123,784	0	123,784
U.S. Treasury Bills	0	440	0	440
	$7,800	$2,657,066	$0	$2,664,866

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$951,017	$0	$0	$951,017

Total Investments	$958,817	$2,657,066	$0	$3,615,883

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	984	939	0	1,923
Over the counter	0	116,682	0	116,682
	$984	$117,621	$0	$118,605

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3,207)	0	(3,207)
Over the counter	0	(5,542)	(2)	(5,544)
	$0	$(8,749)	$(2)	$(8,751)

Totals	$959,801	$2,765,938	$(2)	$3,725,737

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

78	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 55.2%

BANK LOAN OBLIGATIONS 2.5%
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		$4,606	$4,617
DaVita, Inc.
4.000% due 11/01/2019		6,419	6,466
Dell, Inc.
3.750% due 10/29/2018		6,394	6,382
FMG Resources Pty. Ltd.
4.250% due 06/28/2019		6,539	6,597
Getty Images, Inc.
4.750% due 10/18/2019		4,246	4,083
Hologic, Inc.
3.250% due 08/01/2019		6,399	6,383
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019		7,767	7,796
Las Vegas Sands LLC
3.250% due 12/20/2020		6,873	6,870
OSI Restaurant Partners LLC
3.500% due 10/25/2019		6,660	6,658
Reynolds Group Holdings, Inc.
4.000% due 12/01/2018		6,275	6,306
Valeant Pharmaceuticals International, Inc.
3.750% due 12/11/2019		2,463	2,475
Walter Investment Management Corp.
4.750% due 12/11/2020		1,097	1,093
Wilsonart International Holdings LLC
4.000% due 10/31/2019		3,160	3,156
WMG Acquisition Corp.
3.750% due 07/01/2020		2,585	2,576

Total Bank Loan Obligations (Cost $71,104)			71,458

CORPORATE BONDS & NOTES 12.1%

BANKING & FINANCE 7.2%
Ally Financial, Inc.
2.436% due 12/01/2014		600	604
2.500% due 03/15/2017 (g)		5,000	4,992
2.750% due 01/30/2017		3,100	3,139
3.125% due 01/15/2016		800	819
3.500% due 07/18/2016		4,400	4,543
5.500% due 02/15/2017		3,700	4,033
6.750% due 12/01/2014		3,600	3,739
8.300% due 02/12/2015		4,700	4,979
American International Group, Inc.
4.875% due 06/01/2022		4,000	4,388
5.850% due 01/16/2018		100	114
Banco do Brasil S.A.
3.875% due 10/10/2022		5,300	4,942
Banco Santander Chile
1.837% due 01/19/2016		100	99
Bank of America Corp.
1.103% due 04/01/2019 (c)		11,600	11,603
2.650% due 04/01/2019 (c)		3,900	3,918
6.000% due 09/01/2017		2,500	2,839
Barclays Bank PLC
14.000% due 06/15/2019 (f)	GBP	200	452
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$1,800	2,145
CIT Group, Inc.
4.750% due 02/15/2015		1,200	1,236
5.250% due 04/01/2014		6,200	6,200
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.875% due 02/08/2022		2,000	2,075

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DNB Bank ASA
3.200% due 04/03/2017		$2,600	$2,733
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		4,693	4,869
Eksportfinans ASA
2.000% due 09/15/2015		3,100	3,085
2.375% due 05/25/2016		650	645
3.000% due 11/17/2014		4,400	4,425
5.500% due 05/25/2016		400	423
5.500% due 06/26/2017		1,800	1,917
Export-Import Bank of Korea
2.034% due 03/21/2015		4,600	4,657
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		4,100	4,185
3.000% due 06/12/2017		2,100	2,183
7.000% due 04/15/2015		4,450	4,735
8.700% due 10/01/2014		1,700	1,769
General Electric Capital Corp.
3.800% due 06/18/2019		2,800	2,970
General Motors Financial Co., Inc.
2.750% due 05/15/2016		5,200	5,281
3.250% due 05/15/2018		2,500	2,531
GMAC International Finance BV
7.500% due 04/21/2015	EUR	1,800	2,629
Goldman Sachs Group, Inc.
7.500% due 02/15/2019		$3,700	4,482
Goodman Funding Pty. Ltd.
6.000% due 03/22/2022		800	887
Hospitality Properties Trust
5.000% due 08/15/2022		4,800	5,000
HSBC Holdings PLC
4.875% due 01/14/2022		5,000	5,483
International Lease Finance Corp.
4.875% due 04/01/2015		1,200	1,248
5.650% due 06/01/2014		1,200	1,210
5.750% due 05/15/2016		700	755
6.500% due 09/01/2014		700	718
6.750% due 09/01/2016		500	559
7.125% due 09/01/2018		500	584
8.625% due 09/15/2015		1,700	1,879
Intesa Sanpaolo SpA
3.125% due 01/15/2016		3,100	3,175
JPMorgan Chase & Co.
4.400% due 07/22/2020		2,100	2,268
6.000% due 01/15/2018		2,500	2,872
LBG Capital PLC
7.625% due 10/14/2020	EUR	950	1,416
15.000% due 12/21/2019		300	632
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		$100	137
Morgan Stanley
5.450% due 01/09/2017		2,300	2,545
5.500% due 01/26/2020		4,000	4,518
5.625% due 09/23/2019		1,700	1,937
6.625% due 04/01/2018		3,000	3,501
Prudential Covered Trust
2.997% due 09/30/2015		2,800	2,875
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	200	315
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$4,500	4,646
SL Green Realty Corp.
4.500% due 12/01/2022		3,100	3,072
5.000% due 08/15/2018		3,500	3,796
SLM Corp.
4.875% due 06/17/2019		2,600	2,653

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 04/15/2015		$1,700	$1,768
6.000% due 01/25/2017		700	766
6.250% due 01/25/2016		2,800	3,021
8.450% due 06/15/2018		2,800	3,308
Standard Chartered PLC
3.200% due 05/12/2016		3,300	3,446
3.850% due 04/27/2015		1,900	1,963
5.500% due 11/18/2014		400	413
Trafford Centre Finance Ltd.
0.720% due 07/28/2015	GBP	83	138
Vesey Street Investment Trust
4.404% due 09/01/2016		$3,800	4,078
Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	1,200	2,098
Weyerhaeuser Co.
7.375% due 10/01/2019		$2,850	3,469

			203,527

INDUSTRIALS 3.7%
ADT Corp.
4.875% due 07/15/2042		2,619	2,164
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		300	327
Altria Group, Inc.
9.250% due 08/06/2019		464	613
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	63,900	4,583
American Tower Corp.
4.500% due 01/15/2018		$1,100	1,188
7.000% due 10/15/2017		700	814
Anglo American Capital PLC
9.375% due 04/08/2014		3,200	3,204
Ashland, Inc.
3.000% due 03/15/2016		2,100	2,152
Boston Scientific Corp.
6.000% due 01/15/2020		2,100	2,414
Canadian Oil Sands Ltd.
4.500% due 04/01/2022		3,100	3,210
Cellco Partnership
8.500% due 11/15/2018		578	734
Cemex S.A.B. de C.V.
4.989% due 10/15/2018		1,600	1,696
9.500% due 06/15/2018		2,700	3,125
CNH Capital LLC
3.875% due 11/01/2015		400	413
Crown Castle International Corp.
5.250% due 01/15/2023		2,300	2,349
Devon Energy Corp.
3.250% due 05/15/2022		2,300	2,270
DISH DBS Corp.
6.625% due 10/01/2014		1,800	1,850
7.125% due 02/01/2016		800	876
7.750% due 05/31/2015		600	644
El Paso Pipeline Partners Operating Co. LLC
5.000% due 10/01/2021		200	213
GenCorp, Inc.
7.125% due 03/15/2021		1,500	1,633
Georgia-Pacific LLC
5.400% due 11/01/2020		2,100	2,359
HCA, Inc.
6.375% due 01/15/2015		1,100	1,144
7.190% due 11/15/2015		100	109
7.875% due 02/15/2020		2,800	2,988
8.500% due 04/15/2019		7,100	7,433
Kraft Foods Group, Inc.
1.625% due 06/04/2015		3,700	3,743

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	79

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MGM Resorts International
6.625% due 07/15/2015		$240	$256
6.875% due 04/01/2016		300	329
7.500% due 06/01/2016		2,600	2,909
Nissan Motor Acceptance Corp.
1.950% due 09/12/2017		1,900	1,910
OGX Austria GmbH
8.500% due 06/01/2018 ^		3,900	293
Penske Truck Leasing Co. LP
3.125% due 05/11/2015		3,300	3,382
Pride International, Inc.
6.875% due 08/15/2020		2,045	2,445
Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014		200	201
Rock Tenn Co.
4.900% due 03/01/2022		5,000	5,356
Rogers Communications, Inc.
6.800% due 08/15/2018		2,300	2,735
Seadrill Ltd.
6.125% due 09/15/2017		3,600	3,771
Transocean, Inc.
6.000% due 03/15/2018		2,300	2,561
Tyson Foods, Inc.
4.500% due 06/15/2022		1,400	1,463
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026		1,729	1,932
Viacom, Inc.
4.250% due 09/01/2023		2,700	2,783
WellPoint, Inc.
4.650% due 01/15/2043		4,800	4,665
Whiting Petroleum Corp.
5.000% due 03/15/2019		1,800	1,912
Wynn Macau Ltd.
5.250% due 10/15/2021		3,000	3,060
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	5,000	7,336

			103,547

UTILITIES 1.2%
BP Capital Markets PLC
3.994% due 09/26/2023		$2,800	2,889
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		500	492
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022		2,600	2,311
Oncor Electric Delivery Co. LLC
4.100% due 06/01/2022		3,500	3,674
Petrobras Global Finance BV
2.379% due 01/15/2019		4,100	4,013
3.113% due 03/17/2020		3,400	3,405
Puget Energy, Inc.
5.625% due 07/15/2022		1,800	2,055
Verizon Communications, Inc.
3.650% due 09/14/2018		1,600	1,705
4.500% due 09/15/2020		3,300	3,590
5.150% due 09/15/2023		2,000	2,193
6.400% due 09/15/2033		4,400	5,239
6.550% due 09/15/2043		1,700	2,076

			33,642

Total Corporate Bonds & Notes (Cost $332,175)			340,716

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.2%

ALASKA 0.1%
Alaska Housing Finance Corp. Revenue Bonds, Series 2012
4.000% due 12/01/2032	$3,200	$3,208

ARIZONA 0.3%
Arizona Health Facilities Authority Revenue Bonds, Series 2012
5.000% due 02/01/2030	2,000	2,107
5.000% due 02/01/2034	3,750	3,887
Arizona Health Facilities Authority Revenue Notes, Series 2012
5.000% due 02/01/2020	2,250	2,572

		8,566

CALIFORNIA 0.0%
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	150	177

COLORADO 0.1%
Denver, Colorado City & County School District No. 1 Certificates of Participation Bonds, Series 2011
7.017% due 12/15/2037	500	631

ILLINOIS 0.0%
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	500	564

LOUISIANA 0.0%
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	300	323

MASSACHUSETTS 0.0%
Commonwealth of Massachusetts General Obligation Bonds, (BABs), Series 2010
4.500% due 08/01/2031	100	105

NEW YORK 0.2%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.668% due 11/15/2039	2,800	3,551
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 11/01/2038	800	858
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	150	166

		4,575

OHIO 0.1%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	1,800	2,441
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	300	290

		2,731

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.0%
Pennsylvania Turnpike Commission Revenue Bonds, Series 2011
5.500% due 12/01/2041	$100	$108

TEXAS 0.2%
Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2012
5.000% due 11/01/2030	2,800	3,079
North Texas Tollway Authority Revenue Bonds, Series 2011
5.250% due 09/01/2027	2,680	3,046

		6,125

VIRGINIA 0.2%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2012
4.000% due 05/15/2042	3,300	3,165
5.000% due 05/15/2035	2,000	2,133

		5,298

Total Municipal Bonds & Notes (Cost $32,690)		32,411

U.S. GOVERNMENT AGENCIES 5.8%
Fannie Mae
0.000% due 08/25/2039 (b)	4,460	4,080
0.484% due 04/25/2037	88	87
0.504% due 07/25/2037	53	53
0.524% due 05/25/2037	72	72
0.674% due 10/25/2040	197	198
0.704% due 09/25/2041	1,086	1,095
2.000% due 12/01/2026 - 08/01/2028	12,072	11,789
2.310% due 08/01/2022	6,800	6,538
2.790% due 05/01/2022	4,703	4,680
2.900% due 06/01/2020	3,698	3,814
2.910% due 09/01/2022	2,413	2,419
3.000% due 12/01/2042 - 09/01/2043	29,994	29,049
3.500% due 05/01/2019 - 04/01/2043	3,033	3,069
4.000% due 04/01/2024 - 05/01/2042	52,207	54,499
4.500% due 10/01/2018 - 07/01/2025	3,916	4,174
5.000% due 08/01/2033	180	197
5.500% due 03/01/2028 - 04/01/2038	88	96
5.696% due 03/25/2041 (a)	17,626	3,364
5.896% due 03/25/2037 (a)	1,740	230
5.946% due 04/25/2037 (a)	4,512	578
5.996% due 11/25/2039 (a)	869	116
6.000% due 11/01/2014 - 04/01/2041	2,536	2,804
6.226% due 03/25/2037 (a)	2,041	251
6.246% due 05/25/2037 (a)	4,456	548
6.546% due 03/25/2036 (a)	10,541	1,752
6.596% due 05/25/2036 (a)	3,022	381
6.636% due 04/25/2037 (a)	7,580	1,056
7.046% due 02/25/2037 (a)	931	152
7.496% due 07/25/2033 (a)	526	103
9.806% due 11/25/2040	4	4
12.028% due 01/25/2041	5,985	6,742
25.943% due 12/25/2036	820	1,311
Freddie Mac
0.455% due 05/15/2037	60	60

80	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.475% due 02/15/2037		$649	$649
0.605% due 06/15/2042		4,269	4,262
0.675% due 12/15/2041		1,060	1,066
0.705% due 01/15/2042		2,699	2,712
1.255% due 07/15/2042		2,269	2,270
5.000% due 04/15/2041		1,624	1,815
5.500% due 03/15/2034		783	850
6.315% due 07/15/2036 (a)		7,192	1,122
6.415% due 09/15/2036 (a)		1,402	216
6.545% due 04/15/2036 (a)		4,375	635
10.550% due 02/15/2040		169	173
12.735% due 02/15/2041		3	3
14.086% due 09/15/2041		602	730
NCUA Guaranteed Notes
0.526% due 11/06/2017		445	446

Total U.S. Government Agencies (Cost $165,356)			162,310

U.S. TREASURY OBLIGATIONS 1.7%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022		3,513	3,445
0.125% due 07/15/2022		4,170	4,088
0.125% due 01/15/2023		21,380	20,702
0.625% due 02/15/2043		1,679	1,408
0.750% due 02/15/2042		3,312	2,892
2.375% due 01/15/2025		7,507	8,849
U.S. Treasury Notes
0.090% due 01/31/2016		4,820	4,817

Total U.S. Treasury Obligations (Cost $47,170)			46,201

MORTGAGE-BACKED SECURITIES 3.7%
American Home Mortgage Investment Trust
2.330% due 02/25/2045		585	591
Arkle Master Issuer PLC
1.787% due 05/17/2060	EUR	400	558
Banc of America Commercial Mortgage Trust
5.414% due 09/10/2047		$775	837
Banc of America Funding Corp.
5.291% due 06/20/2037 ^		425	409
6.000% due 08/25/2036 ^		312	313
Banc of America Mortgage Trust
2.682% due 02/25/2034		181	180
2.754% due 01/25/2035		183	177
2.847% due 06/25/2034		211	212
2.875% due 05/25/2033		465	466
5.434% due 06/25/2035		80	79
Banc of America Re-REMIC Trust
5.601% due 06/24/2050		1,986	2,165
5.680% due 02/24/2051		298	320
Bear Stearns Adjustable Rate Mortgage Trust
2.380% due 02/25/2036		127	127
5.147% due 08/25/2035		99	100
Bear Stearns Alt-A Trust
0.314% due 01/25/2047		608	367
Chase Mortgage Finance Trust
2.514% due 01/25/2036		157	145
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.384% due 05/25/2036		2,193	1,889
Citigroup Commercial Mortgage Trust
5.810% due 06/14/2050		2,650	2,920
Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035		698	693
2.500% due 10/25/2035		699	683
2.510% due 10/25/2035		523	519

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CitiMortgage Alternative Loan Trust
6.000% due 12/25/2036		$897	$785
6.000% due 06/25/2037		1,166	995
Commercial Mortgage Trust
0.335% due 06/15/2022		1,044	1,036
Countrywide Alternative Loan Trust
0.344% due 08/25/2046		6,765	5,044
0.367% due 09/20/2046		279	185
0.414% due 12/25/2035		109	97
0.457% due 11/20/2035		935	766
1.529% due 08/25/2035		452	415
1.609% due 01/25/2036		1,252	1,200
3.400% due 08/25/2018		515	519
6.000% due 08/25/2036 ^		755	679
Countrywide Home Loan Mortgage Pass-Through Trust
0.454% due 05/25/2035		679	587
0.484% due 02/25/2035		101	90
2.663% due 10/20/2034		240	212
5.750% due 05/25/2037 ^		96	91
Credit Suisse First Boston Mortgage Securities Corp.
2.564% due 09/25/2034		626	635
Credit Suisse Mortgage Capital Certificates
5.577% due 04/12/2049		59	59
CSMC Mortgage-Backed Trust
5.750% due 08/25/2036 ^		1,086	934
DBRR Trust
0.946% due 09/25/2045		3,021	3,027
Deutsche ALT-A Securities, Inc.
0.654% due 02/25/2035		1,286	1,187
Extended Stay America Trust
2.958% due 12/05/2031		1,000	995
First Horizon Alternative Mortgage Securities
2.230% due 12/25/2035		755	641
First Horizon Mortgage Pass-Through Trust
2.583% due 10/25/2035		2,210	1,956
GS Mortgage Securities Trust
5.162% due 12/10/2043		1,585	1,792
GSR Mortgage Loan Trust
1.890% due 04/25/2032		99	92
2.593% due 12/25/2034		297	294
2.617% due 11/25/2035		359	352
2.679% due 09/25/2035		1,200	1,190
5.021% due 11/25/2035		913	907
5.215% due 07/25/2035		223	223
5.500% due 06/25/2035		1,819	1,852
5.500% due 01/25/2037		844	844
HomeBanc Mortgage Trust
0.484% due 10/25/2035		1,692	1,517
Impac Secured Assets Trust
3.022% due 07/25/2035		455	378
JPMorgan Chase Commercial Mortgage Securities Trust
5.814% due 06/12/2043		4,740	5,122
JPMorgan Mortgage Trust
2.618% due 07/25/2035		2,407	2,422
2.755% due 07/25/2035		68	68
5.054% due 06/25/2035		134	136
5.500% due 04/25/2036		8,044	8,219
Mall Funding PLC
1.201% due 04/22/2017	GBP	952	1,585
MASTR Adjustable Rate Mortgages Trust
2.649% due 11/21/2034		$326	334
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.015% due 08/15/2032		683	640
Merrill Lynch Alternative Note Asset Trust
0.264% due 03/25/2037		1,109	475

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Floating Trust
0.692% due 07/09/2021		$400	$398
Merrill Lynch Mortgage Investors Trust
1.596% due 10/25/2035		105	103
1.834% due 02/25/2033		528	533
5.250% due 08/25/2036		1,500	1,551
5.343% due 05/25/2036		1,416	1,400
Morgan Stanley Capital Trust
4.661% due 06/15/2044		250	273
5.439% due 02/12/2044		452	455
5.577% due 04/12/2049		1,235	1,262
Morgan Stanley Mortgage Loan Trust
1.054% due 02/25/2036		447	386
2.185% due 06/25/2036		64	60
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037		815	787
Royal Bank of Scotland Capital Funding Trust
5.336% due 05/16/2047		220	237
5.420% due 01/16/2049		150	160
5.509% due 04/16/2047		1,300	1,395
5.695% due 09/16/2040		1,100	1,193
5.908% due 06/16/2049		1,370	1,529
5.953% due 02/16/2051		300	328
Sequoia Mortgage Trust
0.879% due 05/20/2034		495	474
Structured Asset Mortgage Investments Trust
0.364% due 04/25/2036		541	405
Structured Asset Securities Corp.
5.000% due 05/25/2035		491	503
5.500% due 05/25/2035		1,040	1,075
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.654% due 12/25/2033		44	44
1.829% due 05/25/2032		20	20
2.382% due 02/25/2034		1,564	1,540
Suntrust Adjustable Rate Mortgage Loan Trust
2.768% due 01/25/2037 ^		1,574	1,502
Thornburg Mortgage Securities Trust
1.404% due 06/25/2047		2,724	2,429
5.750% due 06/25/2047		7,365	6,975
Wachovia Bank Commercial Mortgage Trust
5.724% due 06/15/2049		2,500	2,761
WaMu Mortgage Pass-Through Certificates
0.424% due 12/25/2045		2,212	2,074
0.939% due 12/25/2046		244	227
2.284% due 08/25/2046		523	477
2.410% due 08/25/2035		611	609
2.439% due 06/25/2033		902	918
Wells Fargo Commercial Mortgage Trust
1.184% due 02/15/2027		5,500	5,500
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 02/25/2035		762	766
2.614% due 05/25/2036 ^		172	161

Total Mortgage-Backed Securities (Cost $96,322)			104,837

ASSET-BACKED SECURITIES 1.8%
ACA CLO Ltd.
0.489% due 07/25/2018		1,396	1,392
ACE Securities Corp. Home Equity Loan Trust
1.054% due 12/25/2034		2,287	2,056
Cairn CLO BV
0.575% due 10/15/2022	EUR	2,669	3,640
Carrington Mortgage Loan Trust
0.394% due 06/25/2036		$3,000	1,653

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	81

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cars Alliance Auto Loans France
1.379% due 09/25/2021	EUR	382	$528
CIT Education Loan Trust
0.353% due 03/15/2026		$2,035	2,023
Citigroup Mortgage Loan Trust, Inc.
0.454% due 10/25/2036		1,188	756
COA Summit CLO Ltd.
1.586% due 04/20/2023		8,400	8,372
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		176	178
Countrywide Asset-Backed Certificates
0.314% due 03/25/2037		626	544
0.344% due 06/25/2036		197	191
0.444% due 06/25/2036		760	601
0.504% due 05/25/2036		1,100	1,036
EFS Volunteer LLC
0.756% due 10/25/2021		323	324
EMC Mortgage Loan Trust
0.804% due 02/25/2041		64	59
Eurocredit CDO BV
0.714% due 02/22/2020	EUR	182	250
Fraser Sullivan CLO Ltd.
0.493% due 03/15/2020		$845	841
GSAA Home Equity Trust
0.426% due 06/25/2035		282	265
Hyde Park CDO BV
0.624% due 06/14/2022	EUR	5,932	8,095
IXIS Real Estate Capital Trust
0.494% due 02/25/2036		$120	117
JPMorgan Mortgage Acquisition Trust
0.344% due 05/25/2035		347	333
Jubilee CDO BV
0.730% due 10/15/2019	EUR	383	527
Kingsland Ltd.
0.483% due 06/13/2019		$281	281
Lafayette CLO Ltd.
1.635% due 09/06/2022		525	524
Leopard CLO BV
0.590% due 04/21/2020	EUR	316	435
Morgan Stanley ABS Capital, Inc. Trust
1.069% due 03/25/2035		$1,000	822
Morgan Stanley Dean Witter Capital, Inc. Trust
1.134% due 02/25/2033		894	853
North Carolina State Education Assistance Authority
0.689% due 10/26/2020		178	178
0.954% due 07/25/2039		3,649	3,663
Oak Hill Credit Partners Ltd.
0.486% due 05/17/2021		729	726
Panhandle-Plains Higher Education Authority, Inc.
1.363% due 10/01/2035		290	295
RAAC Series
0.494% due 08/25/2036		1,300	1,111
Residential Asset Mortgage Products Trust
0.454% due 03/25/2036		3,200	2,406
SLM Student Loan Trust
0.574% due 06/17/2024	EUR	1,158	1,571
0.854% due 12/15/2027		900	1,222

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Soundview Home Loan Trust
0.394% due 07/25/2036		$2,000	$1,051
Specialty Underwriting & Residential Finance Trust
0.304% due 06/25/2037		367	216
Structured Asset Securities Corp.
0.244% due 06/25/2037		687	657

Total Asset-Backed Securities (Cost $46,689)			49,792

SOVEREIGN ISSUES 6.5%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	146,500	57,320
10.000% due 01/01/2023		6,600	2,525
10.000% due 01/01/2025		95,600	35,567
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$4,900	4,890
Italy Buoni Poliennali Del Tesoro
2.750% due 11/15/2016	EUR	6,900	9,928
Kommunalbanken A/S
0.614% due 03/27/2017		$15,000	15,117
Mexico Government International Bond
6.500% due 06/09/2022	MXN	110,000	8,704
7.500% due 06/03/2027		120,000	10,018
8.500% due 11/18/2038		120,000	10,712
Province of Quebec
4.500% due 12/01/2020	CAD	400	402
Russia Government International Bond
5.625% due 04/04/2042		$3,000	2,933
Slovenia Government International Bond
2.750% due 03/17/2015	EUR	2,300	3,232
4.700% due 11/01/2016		8,100	12,137
Spain Government International Bond
2.100% due 04/30/2017		3,200	4,529
5.850% due 01/31/2022		2,900	4,845

Total Sovereign Issues (Cost $173,568)			182,859

		SHARES
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
GMAC Capital Trust
8.125% due 02/15/2040		115,000	3,140
SL Green Realty Corp.
6.500% due 08/10/2017 (f)		161,300	3,774

Total Preferred Securities (Cost $7,111)			6,914

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 19.6%

CERTIFICATES OF DEPOSIT 1.9%
Credit Suisse
0.444% due 01/12/2015		$28,900	28,907
Intesa Sanpaolo SpA
1.650% due 04/07/2015		23,500	23,507

			52,414

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (h) 2.5%
			$70,812

SHORT-TERM NOTES 8.9%
Federal Home Loan Bank
0.050% due 05/06/2014		$3,900	3,900
0.070% due 05/02/2014 - 06/04/2014		75,300	75,297
0.078% due 06/20/2014		172,000	171,992

			251,189

MEXICO TREASURY BILLS 1.1%
3.528% due 06/26/2014 - 08/21/2014 (d)	MXN	423,400	32,065

U.S. TREASURY BILLS 5.2%
0.058% due 04/17/2014 - 08/21/2014 (d)(i)(k)(m)		$145,455	145,451

Total Short-Term Instruments (Cost $551,391)			551,931

Total Investments in Securities (Cost $1,523,576)			1,549,429

		SHARES
INVESTMENTS IN AFFILIATES 38.4%

SHORT-TERM INSTRUMENTS 38.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 38.4%
PIMCO Short-Term Floating NAV Portfolio		3,609	36
PIMCO Short-Term Floating NAV Portfolio III		108,037,524	1,079,403

Total Short-Term Instruments (Cost $1,079,841)			1,079,439

Total Investments in Affiliates (Cost $1,079,841)			1,079,439

Total Investments 93.6% (Cost $2,603,417)			$2,628,868

Financial Derivative Instruments (j)(l) 11.3% (Cost or Premiums, net $(12,338))			318,740

Other Assets and Liabilities, net (4.9%)			(137,937)

Net Assets 100.0%			$2,809,671

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.

82	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity, date shown represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$5,000	$4,992	0.18%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	03/31/2014	04/01/2014	$70,400	U.S. Treasury Bonds 4.500% due 08/15/2039	$(6,557)	$70,400	$70,400
					U.S. Treasury Notes 1.000% due 03/31/2017	(65,323)
SSB	0.000%	03/31/2014	04/01/2014	412	Fannie Mae 2.260% due 10/17/2022	(424)	412	412

Total Repurchase Agreements						$(72,304)	$70,812	$70,812

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $79,458 at a weighted average interest rate of (0.601%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	2.000%	04/01/2029	$12,000	$(11,742)	$(11,677)
Fannie Mae	2.500%	04/01/2044	1,000	(921)	(925)
Fannie Mae	3.000%	04/01/2044	31,000	(29,804)	(29,937)
Fannie Mae	3.500%	04/01/2044	2,000	(2,008)	(2,012)
Fannie Mae	4.000%	04/01/2029	2,000	(2,124)	(2,116)
Fannie Mae	4.000%	04/01/2044	6,500	(6,786)	(6,755)
Fannie Mae	4.000%	05/01/2044	44,000	(45,529)	(45,568)
Fannie Mae	4.500%	04/01/2029	4,000	(4,254)	(4,238)
Fannie Mae	6.000%	04/01/2029	2,000	(2,101)	(2,129)
Fannie Mae	6.000%	04/01/2044	1,000	(1,114)	(1,115)

Total Short Sales				$(106,383)	$(106,472)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $732 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$70,400	$0	$0	$0	$70,400	$(71,880)	$(1,480)
SSB	412	0	0	0	412	(424)	(12)

Master Securities Forward Transaction Agreement
BOA	0	0	0	(520)	(520)	(110)	(630)
BPG	0	0	0	(925)	(925)	0	(925)
DEU	0	0	0	(32,527)	(32,527)	(70)	(32,597)
FOB	0	0	0	(36,313)	(36,313)	0	(36,313)
GSC	0	0	0	0	0	281	281
JPS	0	0	0	(31,949)	(31,949)	451	(31,498)
SAL	0	0	0	(4,238)	(4,238)	(232)	(4,470)

Total Borrowings and Other Financing Transactions	$70,812	$0	$0	$(106,472)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	83

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$124.000	04/25/2014	1,008	$(462)	$(444)

Total Written Options				$(462)	$(444)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	137	$(61)	$17	$0
Australia Government 3-Year Bond June Futures	Short	06/2014	342	40	19	(19)
Australia Government 10-Year Bond June Futures	Short	06/2014	742	(349)	92	(92)
Call Options Strike @ EUR 142.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	214	9	0	(26)
Call Options Strike @ EUR 143.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	129	(75)	59	0
Call Options Strike @ EUR 143.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	270	(109)	104	0
Call Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	78	15	24	0
Call Options Strike @ EUR 144.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	853	102	200	0
Call Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	140	25	25	0
Call Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	230	(23)	16	0
Canada Government 10-Year Bond June Futures	Short	06/2014	870	(324)	323	0
Euro-Bund 10-Year Bond June Futures	Short	06/2014	517	(627)	327	0
Put Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	230	181	0	(4)
U.S. Treasury 10-Year Note June Futures	Long	06/2014	368	(414)	0	(23)
United Kingdom Long Gilt June Futures	Short	06/2014	230	(72)	230	0

Total Futures Contracts				$(1,682)	$1,436	$(164)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	0.750%	06/19/2016	$	1,860	$(7)	$1	$0	$(1)
Receive	3-Month USD-LIBOR	2.000%	06/18/2019		63,500	(137)	386	1	0
Receive	3-Month USD-LIBOR	2.000%	06/19/2023		83,000	4,783	3,356	87	0
Receive	3-Month USD-LIBOR	3.000%	06/18/2024		130,200	(784)	(621)	177	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		115,600	(128)	(6,157)	564	0
Pay	6-Month AUD-BBR-BBSW	4.500%	12/11/2023	AUD	127,200	1,813	2,737	59	0
Receive	6-Month EUR-EURIBOR	0.400%	03/14/2015	EUR	30,100	(41)	17	4	0
Pay	6-Month EUR-EURIBOR	1.250%	09/17/2019		76,000	637	409	0	(194)
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024		87,800	(937)	(325)	301	0
Receive	6-Month GBP-LIBOR	3.000%	09/17/2024	GBP	23,100	(119)	(162)	138	0

Total Swap Agreements						$5,080	$(359)	$1,331	$(195)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(k)	Securities with an aggregate market value of $4,079 and cash of $21,955 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,436	$1,331	$2,767	$(444)	$(164)	$(195)	$(803)

84	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		BRL	1,602	$		675	$0	$(32)
	04/2014		GBP	4,603			7,647	0	(27)
	04/2014	$		708		BRL	1,602	0	(2)
	05/2014		EUR	2,651	$		3,641	0	(11)
	05/2014		MXN	97,428			7,303	0	(135)
	05/2014	$		11,792		JPY	1,213,981	0	(28)
	06/2014		BRL	82,561	$		33,624	0	(2,177)
	08/2014	$		52,162		MXN	696,253	592	0

BPS	04/2014		BRL	12,529	$		5,280	0	(242)
	04/2014		EUR	2,289			3,154	1	0
	04/2014	$		5,536		BRL	12,529	0	(15)
	05/2014		MXN	179,493	$		13,494	0	(210)
	05/2014	$		1,843		JPY	187,200	0	(29)
	08/2014		MXN	561,590	$		41,609	0	(943)

BRC	04/2014		BRL	8,830			3,795	4	(100)
	04/2014		EUR	182,612			251,365	0	(211)
	04/2014		GBP	15,089			25,052	0	(104)
	04/2014	$		3,775		BRL	8,830	116	0
	04/2014			135,669		EUR	97,316	2	(1,603)
	04/2014			7,640		GBP	4,597	25	(1)
	05/2014		EUR	1,780	$		2,442	0	(10)
	05/2014		JPY	252,400			2,491	45	0
	05/2014		MXN	154,575			11,592	0	(209)
	05/2014	$		4,424		EUR	3,212	1	0
	05/2014			2,417		GBP	1,461	18	0
	05/2014			27,189		JPY	2,767,501	0	(370)
	06/2014		BRL	129,700	$		52,524	0	(3,717)

CBK	04/2014		AUD	794			717	0	(20)
	04/2014		BRL	1,764			780	2	0
	04/2014		EUR	39,537			54,384	0	(84)
	04/2014		GBP	2,502			4,177	6	0
	04/2014	$		1,135		AUD	1,274	47	0
	04/2014			756		BRL	1,764	22	0
	04/2014			3,239		NZD	3,789	49	0
	05/2014		BRL	1,764	$		750	0	(21)
	05/2014		GBP	463			763	0	(8)
	05/2014		JPY	8,313,747			81,453	893	(6)
	05/2014		MXN	46,609			3,524	0	(34)
	05/2014	$		2,913		CHF	2,560	0	(17)
	05/2014			8,564		JPY	881,100	5	(31)
	06/2014		BRL	20,805	$		8,483	0	(539)
	06/2014	$		2,730		CAD	3,031	6	0
	07/2014		MXN	124,208	$		9,247	0	(195)

DUB	04/2014		GBP	540			891	0	(9)
	04/2014	$		1,806		AUD	2,021	68	0
	05/2014		MXN	584,645	$		44,264	0	(373)
	05/2014	$		17,027		MXN	227,331	329	0

FBF	04/2014		BRL	12,529	$		5,536	15	0
	04/2014	$		5,309		BRL	12,529	213	0
	04/2014			128,751		EUR	92,908	0	(757)
	05/2014		BRL	12,529	$		5,268	0	(206)
	05/2014		CHF	2,558			2,915	20	0

GLM	04/2014		BRL	8,830			3,775	0	(116)
	04/2014	$		3,902		BRL	8,830	0	(10)
	04/2014			56,441		GBP	33,679	0	(293)
	05/2014		JPY	3,037,597	$		29,587	151	0
	05/2014		MXN	230,956			17,344	0	(289)
	06/2014			54,384			4,076	0	(62)
	07/2014			379,993			28,441	0	(435)
	08/2014			1,138,962			84,615	0	(1,721)

HUS	04/2014		BRL	2,212			977	3	0
	04/2014		EUR	3,026			4,131	0	(38)
	04/2014	$		930		BRL	2,212	45	0
	04/2014			3,427		EUR	2,484	0	(5)
	05/2014		MXN	5,372	$		404	0	(6)
	05/2014	$		22,905		MXN	304,515	344	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	85

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
JPM	04/2014		BRL	103,625	$		44,718	$52	$(1,004)
	04/2014		GBP	28,377			47,132	9	(185)
	04/2014	$		43,836		BRL	103,625	1,833	0
	04/2014			29,641		GBP	17,828	81	0
	06/2014		BRL	27,194	$		11,019	0	(773)
	08/2014		MXN	561,590			41,602	0	(949)

MSC	05/2014	$		29,512		MXN	393,341	519	0
	07/2014			25,559			342,412	469	0
	08/2014			102,401			1,371,878	1,577	0

RBC	04/2014		GBP	4,297	$		7,185	21	0
	05/2014		MXN	206,231			15,562	0	(183)
	05/2014	$		2,913		CHF	2,555	0	(21)
	05/2014			18,423		JPY	1,902,700	15	0

RYL	04/2014		GBP	1,360	$		2,241	0	(26)
	04/2014	$		47,884		EUR	34,756	0	(2)
	05/2014		EUR	34,756	$		47,881	2	0
	05/2014	$		2,240		GBP	1,360	26	0
SOG	05/2014		MXN	238,514	$		17,981	0	(229)

UAG	04/2014		BRL	67,506			28,504	0	(1,247)

	04/2014	$		28,995		BRL	67,506	804	(48)
	04/2014			1,104		GBP	664	3	0
	05/2014		MXN	135,439	$		10,123	0	(217)
	05/2014	$		22,260		BRL	53,207	990	0
	05/2014			36,297		MXN	482,213	519	0
WST	05/2014		JPY	3,037,576	$		29,587	152	0

Total Forward Foreign Currency Contracts								$10,094	$(20,335)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	11,300	$935	$1,133

RYL	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		21,400	1,706	2,145

Total Purchased Options								$2,641	$3,278

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	41,900	$(790)	$(1,190)

RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		90,000	(1,710)	(2,556)

								$(2,500)	$(3,746)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014	EUR	40,800	$(140)	$(119)

CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		61,600	(209)	(77)

GST	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.000%	06/18/2014		5,400	(14)	(8)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		17,300	(61)	(50)

JPM	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		14,600	(54)	(43)

							$(478)	$(297)

86	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	100.750	05/20/2014	$4,200	$(26)	$(19)
	Put - OTC USD versus JPY		80.000	02/18/2019	36,000	(1,985)	(1,868)
	Put - OTC USD versus JPY		80.000	02/28/2019	8,800	(476)	(461)

BRC	Put - OTC USD versus JPY		91.000	02/18/2016	10,800	(258)	(233)

CBK	Put - OTC USD versus JPY		99.700	05/20/2014	200	(1)	(1)
	Call - OTC USD versus RUB	RUB	37.380	04/10/2014	4,400	(31)	0

GLM	Call - OTC USD versus BRL	BRL	2.400	04/03/2014	15,100	(84)	0
	Call - OTC USD versus BRL		2.500	05/15/2014	24,100	(516)	(27)
	Put - OTC USD versus JPY	JPY	100.600	05/20/2014	9,200	(62)	(38)
	Call - OTC USD versus MXN	MXN	13.450	04/10/2014	8,700	(54)	(3)

HUS	Put - OTC USD versus JPY	JPY	102.000	04/07/2014	23,900	(94)	(34)

JPM	Put - OTC USD versus JPY		101.250	04/17/2014	6,400	(28)	(11)
	Put - OTC USD versus JPY		91.000	02/18/2016	44,200	(1,120)	(953)

UAG	Put - OTC USD versus JPY		101.000	04/23/2014	5,900	(26)	(12)

						$(4,761)	$(3,660)

Total Written Options						$(7,739)	$(7,703)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at 03/31/2013	0	$460,900	EUR	60,200	GBP	0	$(3,831)
Sales	1,674	3,990,300		205,100		109,000	(16,383)
Closing Buys	0	(2,807,100)		0		0	5,425
Expirations	(666)	(1,195,400)		(95,500)		(109,000)	6,172
Exercised	0	(114,900)		(30,100)		0	416

Balance at 03/31/2014	1,008	$333,800	EUR	139,700	GBP	0	$(8,201)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$	27,500	$(1,191)	$387	$0	$(804)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		32,400	(1,925)	283	0	(1,642)
	Sony Corp.	1.000%	03/20/2018	1.207%	JPY	30,000	(44)	41	0	(3)

BRC	Russia Government International Bond	1.000%	03/20/2019	2.107%	$	5,100	(305)	46	0	(259)
	SoftBank Corp.	1.000%	12/20/2017	1.429%	JPY	185,700	(209)	182	0	(27)
	Sony Corp.	1.000%	03/20/2018	1.207%		30,000	(46)	44	0	(2)

CBK	Russia Government International Bond	1.000%	03/20/2019	2.107%	$	4,400	(278)	55	0	(223)

DUB	Sony Corp.	1.000%	03/20/2018	1.207%	JPY	40,000	(61)	58	0	(3)

GST	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$	2,100	(92)	31	0	(61)
	SoftBank Corp.	1.000%	12/20/2017	1.429%	JPY	140,000	(152)	131	0	(21)
	Sony Corp.	1.000%	12/20/2017	1.116%		50,000	(72)	70	0	(2)
	Sony Corp.	1.000%	03/20/2018	1.207%		20,000	(29)	27	0	(2)

HUS	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$	15,400	(645)	195	0	(450)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	2.827%		1,000	(66)	(16)	0	(82)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		21,100	(951)	(119)	0	(1,070)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.627%		8,000	(284)	51	0	(233)
	SoftBank Corp.	1.000%	12/20/2017	1.429%	JPY	154,300	(177)	154	0	(23)
	Sony Corp.	1.000%	12/20/2017	1.116%		60,000	(89)	87	0	(2)
	Sony Corp.	1.000%	03/20/2018	1.207%		60,000	(82)	78	0	(4)

MYC	Barclays Bank PLC	1.000%	06/20/2015	0.204%	EUR	2,600	29	7	36	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$	28,900	(1,107)	262	0	(845)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	2.827%		2,700	(183)	(37)	0	(220)

							$(7,959)	$2,017	$36	$(5,978)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	87

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (4)
								Asset	Liability
BOA	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019	JPY	2,120,000	$138	$39	$177	$0

BRC	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019		1,160,000	70	27	97	0

DUB	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019		1,550,000	93	36	129	0

GST	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019		1,080,000	72	18	90	0

						$373	$120	$493	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	45,500	$139	$115	$254	$0
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		22,000	31	38	69	0

BPS	Pay	1-Year BRL-CDI	12.255%	01/02/2017		18,900	(2)	20	18	0
	Pay	1-Year BRL-CDI	12.935%	01/02/2017		45,700	97	159	256	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	176,000	(109)	366	257	0

BRC	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		181,400	(134)	16	0	(118)
	Pay	28-Day MXN-TIIE	6.740%	10/26/2023		91,500	(1)	102	101	0

CBK	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		170,400	(111)	(1)	0	(112)

DUB	Pay	1-Year BRL-CDI	8.875%	01/02/2017	BRL	500	0	(15)	0	(15)
	Pay	1-Year BRL-CDI	12.935%	01/02/2017		28,900	71	90	161	0

FBF	Pay	1-Year BRL-CDI	8.935%	01/02/2017		23,800	(34)	(643)	0	(677)
	Pay	28-Day MXN-TIIE	6.740%	10/26/2023	MXN	47,000	(2)	54	52	0

GLM	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	128,600	130	(1,179)	0	(1,049)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	113,300	84	82	166	0

MYC	Pay	1-Year BRL-CDI	8.640%	01/02/2017	BRL	49,000	51	(1,506)	0	(1,455)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		179,800	260	(1,727)	0	(1,467)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	141,700	(101)	308	207	0

SOG	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		92,000	29	105	134	0

UAG	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	87,000	205	281	486	0

							$603	$(3,335)	$2,161	$(4,893)

TOTAL RETURN SWAPS ON CONVERTIBLE SECURITIES

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	1,354	Not Applicable, Fully Funded	02/11/2015	$205	$205	$5	$210	$0

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	ERADXULT Index	241,730	1-Month USD-LIBOR plus a specified spread	04/30/2014	$299,751	$87,693	$87,693	$0
	Receive	ERADXULT Index	21,770	1-Month USD-LIBOR plus a specified spread	03/31/2015	35,069	(180)	0	(180)

88	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Receive	ERADXULT Index	697,460	1-Month USD-LIBOR plus a specified spread	05/15/2014	890,041		$228,155	$228,155	$0
	Receive	ERADXULT Index	219,032	1-Month USD-LIBOR plus a specified spread	06/16/2014	344,667		6,482	6,482	0
	Receive	ERADXULT Index	342,901	1-Month USD-LIBOR plus a specified spread	09/30/2014	522,379		(2,778)	0	(2,778)
	Receive	ERADXULT Index	198,123	1-Month USD-LIBOR plus a specified spread	01/15/2015	$297,502		20,041	20,041	0

								$339,413	$342,371	$(2,958)

Total Swap Agreements							$(6,778)	$338,220	$345,271	$(13,829)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(m)	Securities with an aggregate market value of $18,742 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$592	$0	$88,193	$88,785	$(2,411)	$(2,348)	$(2,629)	$(7,388)	$81,397	$(77,900)	$3,497
BPS	1	0	531	532	(1,440)	(119)	0	(1,559)	(1,027)	773	(254)
BRC	211	0	198	409	(6,325)	(233)	(406)	(6,964)	(6,555)	6,286	(269)
CBK	1,030	1,133	0	2,163	(955)	(1,268)	(335)	(2,558)	(395)	596	201
DUB	397	0	500	897	(382)	0	(18)	(400)	497	(640)	(143)
FBF	248	0	254,730	254,978	(963)	0	(3,455)	(4,418)	250,560	(233,239)	17,321
GLM	151	0	166	317	(2,926)	(68)	(1,049)	(4,043)	(3,726)	3,607	(119)
GST	0	0	90	90	0	(58)	(86)	(144)	(54)	22	(32)
HUS	392	0	0	392	(49)	(34)	(1,602)	(1,685)	(1,293)	1,605	312
JPM	1,975	0	0	1,975	(2,911)	(1,007)	(262)	(4,180)	(2,205)	1,888	(317)
MSC	2,565	0	0	2,565	0	0	0	0	2,565	(9,035)	(6,470)
MYC	0	0	243	243	0	0	(3,987)	(3,987)	(3,744)	1,460	(2,284)
RBC	36	0	0	36	(204)	0	0	(204)	(168)	0	(168)
RYL	28	2,145	0	2,173	(28)	(2,556)	0	(2,584)	(411)	146	(265)
SOG	0	0	134	134	(229)	0	0	(229)	(95)	0	(95)
UAG	2,316	0	486	2,802	(1,512)	(12)	0	(1,524)	1,278	(1,400)	(122)
WST	152	0	0	152	0	0	0	0	152	0	152

Total Over the Counter	$10,094	$3,278	$345,271	$358,643	$(20,335)	$(7,703)	$(13,829)	$(41,867)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,436	$1,436
Swap Agreements	0	0	0	0	1,331	1,331

	$0	$0	$0	$0	$2,767	$2,767

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,094	$0	$10,094
Purchased Options	0	0	0	0	3,278	3,278
Swap Agreements	0	739	342,371	0	2,161	345,271

	$0	$739	$342,371	$10,094	$5,439	$358,643

	$0	$739	$342,371	$10,094	$8,206	$361,410

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	89

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$444	$444
Futures	0	0	0	0	164	164
Swap Agreements	0	0	0	0	195	195

	$0	$0	$0	$0	$803	$803

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,335	$0	$20,335
Written Options	0	297	0	3,660	3,746	7,703
Swap Agreements	0	5,978	2,958	0	4,893	13,829

	$0	$6,275	$2,958	$23,995	$8,639	$41,867

	$0	$6,275	$2,958	$23,995	$9,442	$42,670

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$248	$248
Futures	0	0	0	0	(4,675)	(4,675)
Swap Agreements	0	3,867	0	0	629	4,496

	$0	$3,867	$0	$0	$(3,798)	$69

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,510)	$0	$(9,510)
Written Options	0	0	0	2,245	7,978	10,223
Swap Agreements	0	883	575,804	0	(10,645)	566,042

	$0	$883	$575,804	$(7,265)	$(2,667)	$566,755

	$0	$4,750	$575,804	$(7,265)	$(6,465)	$566,824

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$18	$18
Futures	0	0	0	0	(723)	(723)
Swap Agreements	0	(853)	0	0	2,118	1,265

	$0	$(853)	$0	$0	$1,413	$560

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(16,247)	$0	$(16,247)
Purchased Options	0	0	0	124	397	521
Written Options	0	181	0	810	(1,908)	(917)
Swap Agreements	0	1,179	423,495	0	(3,408)	421,266

	$0	$1,360	$423,495	$(15,313)	$(4,919)	$404,623

	$0	$507	$423,495	$(15,313)	$(3,506)	$405,183

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

90	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$66,841	$4,617	$71,458
Corporate Bonds & Notes
Banking & Finance	0	193,666	9,861	203,527
Industrials	0	101,322	2,225	103,547
Utilities	0	33,642	0	33,642
Municipal Bonds & Notes
Alaska	0	3,208	0	3,208
Arizona	0	8,566	0	8,566
California	0	177	0	177
Colorado	0	631	0	631
Illinois	0	564	0	564
Louisiana	0	323	0	323
Massachusetts	0	105	0	105
New York	0	4,575	0	4,575
Ohio	0	2,731	0	2,731
Pennsylvania	0	108	0	108
Texas	0	6,125	0	6,125
Virginia	0	5,298	0	5,298
U.S. Government Agencies	0	162,310	0	162,310
U.S. Treasury Obligations	0	46,201	0	46,201
Mortgage-Backed Securities	0	99,017	5,820	104,837
Asset-Backed Securities	0	49,792	0	49,792
Sovereign Issues	0	182,859	0	182,859
Preferred Securities
Banking & Finance	6,914	0	0	6,914
Short-Term Instruments
Certificates of Deposit	0	52,414	0	52,414
Repurchase Agreements	0	70,812	0	70,812
Short-Term Notes	0	251,189	0	251,189
Mexico Treasury Bills	0	32,065	0	32,065

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
U.S. Treasury Bills	$0	$145,451	$0	$145,451
	$6,914	$1,519,992	$22,523	$1,549,429

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,079,439	$0	$0	$1,079,439

Total Investments	$1,086,353	$1,519,992	$22,523	$2,628,868

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(106,472)	$0	$(106,472)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,436	1,331	0	2,767
Over the counter	0	358,433	210	358,643
	$1,436	$359,764	$210	$361,410

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(164)	(639)	0	(803)
Over the counter	0	(41,867)	0	(41,867)
	$(164)	$(42,506)	$0	$(42,670)

Totals	$1,087,625	$1,730,778	$22,733	$2,841,136

There were no significant transfers between Level 2 and 3 during the period ended March 31, 2014. There were assets and liabilities valued at $87,693 transferred from Level 1 to Level 2 during the period ended March 31, 2014. There were no significant assets and liabilities transferred from Level 2 to Level 1 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	91

Schedule of Investments PIMCO Intl Low Volatility RAFI®-PLUS AR Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 76.6%

BANK LOAN OBLIGATIONS 2.2%
Community Health Systems, Inc.
4.250% due 01/27/2021		$499	$504
Grifols Worldwide Operations Ltd.
3.154% due 02/27/2021		3,600	3,602
H.J. Heinz Co.
3.500% due 06/05/2020		28,829	29,025
Las Vegas Sands LLC
3.250% due 12/18/2020		3,900	3,898
Mallinckrodt International Finance S.A
3.500% due 03/19/2021		3,600	3,606
Multiplan, Inc.
0.234% due 03/06/2021		3,500	3,503

Total Bank Loan Obligations (Cost $44,217)			44,138

CORPORATE BONDS & NOTES 25.3%

BANKING & FINANCE 14.8%
Ally Financial, Inc.
0.000% due 06/15/2015		200	194
2.436% due 12/01/2014		700	704
2.500% due 03/15/2017 (e)		5,000	4,992
2.750% due 01/30/2017		6,800	6,885
3.125% due 01/15/2016		400	409
3.500% due 07/18/2016		500	516
4.625% due 06/26/2015		11,700	12,145
5.500% due 02/15/2017		1,900	2,071
6.750% due 12/01/2014		700	727
8.000% due 03/15/2020		2,700	3,267
8.300% due 02/12/2015		2,100	2,225
American International Group, Inc.
5.850% due 01/16/2018		1,300	1,487
Banca Monte dei Paschi di Siena SpA
3.125% due 06/30/2015	EUR	2,500	3,523
4.875% due 09/15/2016		14,300	21,197
Banco Bradesco S.A.
4.500% due 01/12/2017		$3,000	3,165
Bank of America Corp.
1.103% due 04/01/2019 (b)		2,000	2,001
2.650% due 04/01/2019 (b)		600	603
5.650% due 05/01/2018		1,400	1,584
6.000% due 09/01/2017		8,500	9,652
Bank of America N.A.
5.300% due 03/15/2017		300	330
CIT Group, Inc.
4.250% due 08/15/2017		7,100	7,455
4.750% due 02/15/2015		1,400	1,442
Citigroup, Inc.
3.953% due 06/15/2016		2,000	2,121
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.875% due 02/08/2022		6,000	6,225
4.000% due 09/10/2015	GBP	400	694
Eksportfinans ASA
2.375% due 05/25/2016		$500	496
5.500% due 05/25/2016		700	740
Ford Motor Credit Co. LLC
2.375% due 01/16/2018		1,800	1,817
2.750% due 05/15/2015		14,200	14,494
3.000% due 06/12/2017		3,200	3,327
General Electric Capital Corp.
3.800% due 06/18/2019		20,700	21,954
General Motors Financial Co., Inc.
2.750% due 05/15/2016		600	609

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016	EUR	9,000	$13,055
GMAC International Finance BV
7.500% due 04/21/2015		100	146
Goldman Sachs Group, Inc.
5.375% due 03/15/2020		$6,000	6,705
ING Bank NV
2.000% due 09/25/2015		7,000	7,116
International Lease Finance Corp.
4.875% due 04/01/2015		400	416
5.750% due 05/15/2016		200	216
6.500% due 09/01/2014		1,200	1,230
8.625% due 09/15/2015		1,500	1,658
Intesa Sanpaolo SpA
3.125% due 01/15/2016		2,600	2,663
JPMorgan Chase & Co.
0.756% due 02/15/2017		700	701
6.000% due 01/15/2018		8,500	9,766
LeasePlan Corp. NV
2.500% due 05/16/2018		7,500	7,456
Metropolitan Life Global Funding
3.875% due 04/11/2022		7,450	7,698
Morgan Stanley
5.625% due 09/23/2019		5,000	5,696
6.625% due 04/01/2018		2,500	2,918
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		5,800	5,989
Skandinaviska Enskilda Banken AB
1.375% due 05/29/2018		18,900	18,549
SL Green Realty Corp.
4.500% due 12/01/2022		2,600	2,576
SLM Corp.
4.875% due 06/17/2019		8,800	8,978
6.250% due 01/25/2016		200	216
8.450% due 06/15/2018		2,400	2,835
Springleaf Finance Corp.
5.400% due 12/01/2015		400	420
6.900% due 12/15/2017		3,000	3,308
Stadshypotek AB
1.250% due 05/23/2018		18,900	18,457
Standard Chartered PLC
3.200% due 05/12/2016		2,800	2,924
3.850% due 04/27/2015		6,500	6,717
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024 (b)		5,700	5,718
Swedbank Hypotek AB
1.375% due 03/28/2018		6,100	6,015
UBS AG
7.625% due 08/17/2022		6,300	7,402
Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	400	699

			297,294

INDUSTRIALS 6.2%
ADT Corp.
4.875% due 07/15/2042		$9,600	7,932
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		6,000	6,585
Ashland, Inc.
3.000% due 03/15/2016		7,100	7,277
Canadian Oil Sands Ltd.
4.500% due 04/01/2022		10,700	11,080
Cemex S.A.B. de C.V.
9.500% due 06/15/2018		8,000	9,260
ConAgra Foods, Inc.
1.900% due 01/25/2018		4,650	4,616

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Devon Energy Corp.
3.250% due 05/15/2022		$7,700	$7,598
DISH DBS Corp.
7.125% due 02/01/2016		1,300	1,423
7.750% due 05/31/2015		900	966
Ecopetrol S.A.
7.625% due 07/23/2019		400	482
HCA, Inc.
4.750% due 05/01/2023		7,200	7,137
6.500% due 02/15/2016		600	653
7.875% due 02/15/2020		900	960
Lukoil International Finance BV
6.125% due 11/09/2020		3,300	3,432
MGM Resorts International
7.500% due 06/01/2016		300	336
Nissan Motor Acceptance Corp.
0.786% due 03/03/2017		500	501
1.950% due 09/12/2017		5,900	5,932
Orion Engineered Carbons Bondco GmbH
10.000% due 06/15/2018	EUR	5,850	8,815
Petrobras International Finance Co.
7.875% due 03/15/2019		$3,900	4,469
PHH Corp.
9.250% due 03/01/2016		3,000	3,382
Pride International, Inc.
6.875% due 08/15/2020		7,200	8,610
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026		5,955	6,655
Whiting Petroleum Corp.
5.000% due 03/15/2019		5,400	5,737
Wynn Macau Ltd.
5.250% due 10/15/2021		10,100	10,302

			124,140

UTILITIES 4.3%
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		9,800	10,142
8.146% due 04/11/2018		1,100	1,249
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022		8,700	7,732
5.326% due 02/03/2016		200	207
Petrobras Global Finance BV
2.593% due 03/17/2017		11,500	11,572
3.113% due 03/17/2020		8,100	8,112
3.250% due 03/17/2017		3,700	3,721
Rosneft Finance S.A.
7.875% due 03/13/2018		2,800	3,143
Rosneft Oil Co. via Rosneft International Finance Ltd.
3.149% due 03/06/2017		3,400	3,349
Sprint Communications, Inc.
6.000% due 12/01/2016		2,500	2,747
8.375% due 08/15/2017		18,245	21,552
9.125% due 03/01/2017		4,500	5,344
Verizon Communications, Inc.
6.550% due 09/15/2043		5,900	7,206

			86,076

Total Corporate Bonds & Notes (Cost $506,864)			507,510

MUNICIPAL BONDS & NOTES 0.5%

ALASKA 0.1%
Alaska Housing Finance Corp. Revenue Bonds, Series 2012
4.000% due 12/01/2032		1,800	1,805

92	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARIZONA 0.2%
Arizona Health Facilities Authority Revenue Bonds, Series 2012
5.000% due 02/01/2027		$5,000	$5,343

TEXAS 0.2%
Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2012
5.000% due 11/01/2030		1,500	1,650
North Texas Tollway Authority Revenue Bonds, Series 2011
5.250% due 09/01/2027		1,500	1,704

			3,354

Total Municipal Bonds & Notes (Cost $10,363)			10,502

U.S. GOVERNMENT AGENCIES 4.8%
Fannie Mae
3.000% due 05/01/2043		1,984	1,919
Freddie Mac
0.555% due 11/15/2043		93,928	93,855

Total U.S. Government Agencies (Cost $95,898)			95,774

U.S. TREASURY OBLIGATIONS 6.2%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022		28,624	28,068
0.125% due 07/15/2022		33,258	32,600
0.750% due 02/15/2042		26,809	23,407
2.375% due 01/15/2025 (f)		3,975	4,686
U.S. Treasury Notes
0.090% due 01/31/2016 (j)		36,100	36,081

Total U.S. Treasury Obligations (Cost $125,168)			124,842

MORTGAGE-BACKED SECURITIES 2.3%
Banc of America Commercial Mortgage Trust
5.414% due 09/10/2047		5,500	5,943
BCAP LLC Trust
0.364% due 05/25/2047		463	328
Bear Stearns Adjustable Rate Mortgage Trust
2.761% due 02/25/2034		500	492
Citigroup Commercial Mortgage Trust
2.234% due 09/10/2045 (a)		21,577	2,427
Commercial Mortgage Trust
2.365% due 02/10/2029		11,350	11,636
Credit Suisse First Boston Mortgage Securities Corp.
4.829% due 11/15/2037		481	488
Granite Mortgages PLC
1.217% due 07/20/2043		512	510
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		9,700	10,640
Mall Funding PLC
1.201% due 04/22/2017	GBP	1,216	2,025
RMAC PLC
0.437% due 06/12/2037	EUR	2,168	2,811
Wells Fargo Commercial Mortgage Trust
1.184% due 02/15/2027		$9,400	9,400

Total Mortgage-Backed Securities (Cost $46,707)			46,700

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 2.5%
Alba SPV SRL
1.800% due 04/20/2040	EUR	7,259	$10,055
Berica Asset-Backed Security SRL
0.613% due 12/30/2055		13,569	18,399
Cairn CLO BV
0.575% due 10/15/2022		2,867	3,910
COA Summit CLO Ltd.
1.586% due 04/20/2023		$250	249
Dureve Ltd.
0.788% due 11/01/2095	EUR	2,811	3,765
EFS Volunteer LLC
0.756% due 10/25/2021		$2,122	2,127
Golden Knight CDO Corp.
0.479% due 04/15/2019		2,229	2,208
GSAA Home Equity Trust
0.426% due 06/25/2035		2,065	1,943
Halcyon Structured Asset Management Long/Short Ltd.
0.461% due 08/07/2021		1,953	1,943
Race Point CLO Ltd.
1.533% due 12/15/2022		600	601
Residential Asset Mortgage Products Trust
1.804% due 11/25/2034		321	304
SLM Student Loan Trust
1.205% due 06/15/2023		3,882	3,908

Total Asset-Backed Securities (Cost $49,503)			49,412

SOVEREIGN ISSUES 15.5%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2015	BRL	5,200	2,113
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		133,800	52,351
10.000% due 01/01/2023		3,100	1,186
10.000% due 01/01/2025		4,200	1,563
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$11,000	10,977
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	200	187
Italy Buoni Poliennali Del Tesoro
2.750% due 11/15/2016	EUR	84,900	122,161
Mexico Government International Bond
7.750% due 05/29/2031	MXN	30,700	2,570
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	3,600	5,394
Spain Government International Bond
2.100% due 04/30/2017		40,600	57,458
5.850% due 01/31/2022		33,700	56,307

Total Sovereign Issues (Cost $309,619)			312,267

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
GMAC Capital Trust
8.125% due 02/15/2040		7,000	191

Total Preferred Securities (Cost $188)			191

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 17.3%

CERTIFICATES OF DEPOSIT 1.1%
Credit Suisse
0.444% due 01/12/2015		$22,100	$22,115
0.556% due 08/24/2015		100	100
0.610% due 01/28/2016		500	500

			22,715

SHORT-TERM NOTES 4.5%
Federal Home Loan Bank
0.073% due 06/25/2014		90,300	90,296

MEXICO TREASURY BILLS 9.8%
3.458% due 07/10/2014 - 08/21/2014 (c)	MXN	2,592,900	196,082

U.S. TREASURY BILLS 1.9%
0.072% due 04/17/2014 - 09/04/2014 (c)(h)(j)		$37,931	37,923

Total Short-Term Instruments (Cost $344,094)			347,016

Total Investments in Securities (Cost $1,532,621)			1,538,352

		SHARES
INVESTMENTS IN AFFILIATES 26.5%

SHORT-TERM INSTRUMENTS 26.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 26.5%
PIMCO Short-Term Floating NAV Portfolio		1,415	14
PIMCO Short-Term Floating NAV Portfolio III		53,205,787	531,579

Total Short-Term Instruments (Cost $531,556)			531,593

Total Investments in Affiliates (Cost $531,556)			531,593

Total Investments 103.1% (Cost $2,064,177)			$2,069,945

Financial Derivative Instruments (g)(i) 0.3% (Cost or Premiums, net $(2,917))			5,244

Other Assets and Liabilities, net (3.4%)			(67,686)

Net Assets 100.0%			$2,007,503

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	93

Schedule of Investments PIMCO Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$5,000	$4,992	0.25%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
BCY	0.150%	03/11/2014	04/10/2014	$(4,702)	$(4,709)

Total Sale-Buyback Transactions					$(4,709)

(1)

As of March 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2014 was $6,554 at a weighted average interest rate of (0.053%).

(2)	Payable for sale-buyback transactions includes $6 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	04/01/2044	$2,000	$(1,924)	$(1,931)

Total Short Sales				$(1,924)	$(1,931)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(f)	Securities with an aggregate market value of $4,686 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Master Securities Forward Transaction Agreement
BCY	$0	$0	$(4,709)	$0	$(4,709)	$4,686	$(23)
FOB	0	0	0	(1,931)	(1,931)	0	(1,931)

Total Borrowings and Other Financing Transactions	$0	$0	$(4,709)	$(1,931)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$124.000	04/25/2014	718	$(329)	$(316)

Total Written Options				$(329)	$(316)

94	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond June Futures	Short	06/2014	6	$1	$1	$(1)
Australia Government 10-Year Bond June Futures	Short	06/2014	49	(26)	6	(6)
Call Options Strike @ EUR 142.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	146	6	0	(18)
Call Options Strike @ EUR 143.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	92	(53)	42	0
Call Options Strike @ EUR 143.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	204	(83)	79	0
Call Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	4	1	1	0
Call Options Strike @ EUR 144.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	648	54	152	0
Call Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	101	18	18	0
Canada Government 10-Year Bond June Futures	Short	06/2014	596	(34)	221	0
Euro-Bund 10-Year Bond June Futures	Short	06/2014	376	(549)	238	0
U.S. Treasury 10-Year Note June Futures	Short	06/2014	531	282	33	0
United Kingdom Long Gilt June Futures	Short	06/2014	181	(156)	181	0

Total Futures Contracts				$(539)	$972	$(25)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/18/2019	$	196,900	$(425)	$605	$1	$0
Receive	3-Month USD-LIBOR	3.000%	06/18/2024		47,600	(287)	(106)	64	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		116,300	(3,821)	(2,322)	590	0
Pay	6-Month AUD-BBR-BBSW	4.750%	06/18/2024	AUD	26,800	564	272	15	0
Receive	6-Month EUR-EURIBOR	1.250%	09/17/2019	EUR	73,000	(612)	(402)	187	0
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024		63,600	(679)	(326)	218	0
Receive	6-Month GBP-LIBOR	3.000%	09/17/2024	GBP	13,800	(71)	(97)	83	0

						$(5,331)	$(2,376)	$1,158	$0

Total Swap Agreements						$(5,331)	$(2,376)	$1,158	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(h)	Securities with an aggregate market value of $2,940 and cash of $17,575 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$972	$1,158	$2,130	$(316)	$(25)	$0	$(341)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	35,161	$		48,761	$346	$(25)
	04/2014	$		301,717		EUR	218,783	0	(310)
	05/2014		EUR	218,783	$		301,702	315	0
	05/2014		JPY	2,304,767			22,379	46	(2)
	05/2014		MXN	142,527			10,707	0	(175)
	05/2014	$		12,004		MXN	160,136	222	0
	06/2014			7,590		GBP	4,571	27	0
	08/2014		MXN	696,252	$		52,162	0	(592)

BPS	05/2014		EUR	6,580			9,070	5	0
	05/2014		MXN	39,254			2,964	0	(33)
	05/2014	$		2,490		MXN	33,164	42	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	95

Schedule of Investments PIMCO Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2014		GBP	214	$		353	$0	$(3)
	08/2014		MXN	76,552			5,684	0	(116)

BRC	04/2014		BRL	53			23	0	0
	04/2014		EUR	171,147			237,547	1,766	0
	04/2014	$		22		BRL	53	1	0
	04/2014			1,068		EUR	776	1	0
	05/2014		JPY	2,806,591	$		27,573	375	0
	05/2014		MXN	835			63	0	(1)
	05/2014	$		11,873		MXN	158,326	215	0
	06/2014		BRL	3,789	$		1,531	0	(112)
	06/2014		GBP	448			739	0	(7)
	06/2014	$		4,800		GBP	2,891	17	0
	07/2014		BRL	90,810	$		37,323	0	(1,750)

CBK	04/2014			1,321			584	2	0
	04/2014		EUR	14,346			19,946	182	0
	04/2014	$		566		BRL	1,321	16	0
	04/2014			662		NZD	784	18	0
	05/2014		BRL	1,321	$		561	0	(16)
	05/2014		EUR	12,419			17,055	0	(53)
	05/2014		JPY	729,300			7,089	26	(4)
	05/2014		MXN	256,055			19,413	0	(137)
	05/2014	$		89		CAD	99	0	0
	06/2014		BRL	2,242	$		911	0	(61)
	06/2014		CAD	1,054			950	0	(2)
	06/2014		GBP	7,919			13,125	0	(70)

FBF	05/2014		MXN	953			71	0	(2)
	05/2014	$		1,069		MXN	14,205	16	0
	06/2014		GBP	8,107	$		13,481	0	(27)

JPM	04/2014		BRL	1,374			582	0	(24)
	04/2014	$		607		BRL	1,374	0	(2)
	05/2014		EUR	4,503	$		6,198	0	(5)
	05/2014		MXN	202,003			15,177	0	(246)
	06/2014		BRL	503			205	0	(13)
	08/2014		MXN	12,704			941	0	(21)

MSC	05/2014	$		232		MXN	3,093	4	0
	07/2014		MXN	342,411	$		25,559	0	(469)
	08/2014		BRL	27,547			11,441	0	(304)
	08/2014		MXN	1,427,831			106,543	0	(1,675)
	01/2015		BRL	5,199			1,990	0	(137)

RBC	04/2014	$		1,519		EUR	1,095	0	(10)
	05/2014		JPY	2,490,664	$		24,116	0	(20)
	05/2014	$		16,424		MXN	217,654	194	0
	06/2014		GBP	324	$		534	0	(6)
	06/2014	$		11,535		GBP	6,917	12	(21)

Total Forward Foreign Currency Contracts								$3,848	$(6,451)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014	EUR	35,100	$(120)	$(103)

CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		61,500	(209)	(77)

GST	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.000%	06/18/2014		4,700	(13)	(7)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		17,200	(60)	(50)

JPM	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		16,500	(61)	(48)

							$(463)	$(285)

96	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	100.750	05/20/2014	$ 11,600	$(71)	$(51)
	Put - OTC USD versus JPY		80.000	02/18/2019	800	(44)	(42)
	Put - OTC USD versus JPY		80.000	02/28/2019	200	(11)	(10)

BRC	Put - OTC USD versus JPY		91.000	02/18/2016	6,900	(165)	(149)

CBK	Put - OTC USD versus JPY		99.700	05/20/2014	15,000	(99)	(40)
	Call - OTC USD versus RUB	RUB	37.380	04/10/2014	5,200	(36)	0

FBF	Call - OTC USD versus MXN	MXN	13.550	05/15/2014	200	(4)	(1)

JPM	Put - OTC USD versus JPY	JPY	101.250	04/17/2014	9,800	(43)	(17)
	Put - OTC USD versus JPY		91.000	02/18/2016	1,000	(25)	(22)

						$(498)	$(332)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae 3.500% due 04/01/2044	$98.719	04/03/2014	$ 1,000	$(3)	$0
	Call - OTC Fannie Mae 3.500% due 04/01/2044	101.719	04/03/2014	1,000	(2)	0

					$(5)	$0

Total Written Options					$(966)	$(617)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	0	$0	EUR	0	$0
Sales	718	59,100		135,000	(1,335)
Closing Buys	0	0		0	0
Expirations	0	(6,400)		0	40
Exercised	0	0		0	0

Balance at 03/31/2014	718	$52,700	EUR	135,000	$(1,295)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$	100	$(4)	$2	$0	$(2)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		6,100	(412)	103	0	(309)
	Russia Government International Bond	1.000%	06/20/2019	2.147%		12,600	(1,027)	336	0	(691)

BRC	Mexico Government International Bond	1.000%	03/20/2019	0.836%		400	0	3	3	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%		100	(6)	1	0	(5)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.627%		200	(9)	3	0	(6)
	Italy Government International Bond	1.000%	03/20/2019	1.283%		2,100	(53)	25	0	(28)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		11,800	(884)	286	0	(598)

GST	Brazil Government International Bond	1.000%	03/20/2019	1.627%		100	(4)	2	0	(2)
JPM	Brazil Government International Bond	1.000%	03/20/2019	1.627%		1,500	(64)	20	0	(44)
	Volvo Treasury AB	1.000%	03/20/2021	1.309%	EUR	200	(11)	5	0	(6)

							$(2,474)	$786	$3	$(1,691)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (4)
								Asset	Liability
BOA	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019	JPY	2,490,000	$ 163	$46	$209	$0

BPS	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019		1,330,000	93	18	111	0

BRC	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019		1,880,000	121	36	157	0

GST	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019		1,290,000	86	22	108	0

						$ 463	$122	$585	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	97

Schedule of Investments PIMCO Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Year BRL-CDI	12.850%	01/04/2021	BRL	69,000	$146	$69	$215	$0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	14,600	(10)	31	21	0

BRC	Pay	1-Year BRL-CDI	12.850%	01/04/2021	BRL	6,700	20	1	21	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	493,700	470	251	721	0

CBK	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		11,700	0	17	17	0

FBF	Pay	1-Year BRL-CDI	12.850%	01/04/2021	BRL	64,000	123	77	200	0

GLM	Pay	28-Day MXN-TIIE	6.770%	12/27/2023	MXN	13,000	0	17	17	0

GST	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		309,000	219	233	452	0

JPM	Pay	1-Year BRL-CDI	12.560%	01/04/2021	BRL	197,000	(596)	330	0	(266)
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		6,600	17	4	21	0

							$389	$1,030	$1,685	$(266)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/ Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Receive	RALVEIIT Index	505,977	1-Month USD-LIBOR plus a specified spread	01/15/2015	$50,365		$1,106	$1,106	$0
	Receive	RALVEIIT Index	519,856	1-Month USD-LIBOR plus a specified spread	01/30/2015	52,061		790	790	0
	Receive	RALVEIIT Index	9,289,452	1-Month USD-LIBOR plus a specified spread	04/07/2015	945,570		(1,009)	0	(1,009)

GST	Receive	RALVEIIT Index	6,423,930	1-Month USD-LIBOR plus a specified spread	03/11/2015	650,000		3,243	3,243	0
	Receive	RALVEIIT Index	2,972,063	1-Month USD-LIBOR plus a specified spread	04/07/2015	300,000		2,229	2,229	0

								$6,359	$7,368	$(1,009)

Total Swap Agreements							$(1,622)	$8,297	$9,641	$(2,966)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

98	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(j)	Securities with an aggregate market value of $10,260 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$956	$0	$209	$1,165	$(1,104)	$(103)	$(1,002)	$(2,209)	$(1,044)	$1,402	$358
BPS	47	0	347	394	(152)	(103)	0	(255)	139	(270)	(131)
BRC	2,375	0	902	3,277	(1,870)	(149)	(5)	(2,024)	1,253	(1,300)	(47)
CBK	244	0	17	261	(343)	(117)	(632)	(1,092)	(831)	885	54
FBF	16	0	2,096	2,112	(29)	(1)	(1,009)	(1,039)	1,073	5,016	6,089
GLM	0	0	17	17	0	0	0	0	17	0	17
GST	0	0	6,032	6,032	0	(57)	(2)	(59)	5,973	(570)	5,403
JPM	0	0	21	21	(311)	(87)	(316)	(714)	(693)	424	(269)
MSC	4	0	0	4	(2,585)	0	0	(2,585)	(2,581)	(3,627)	(6,208)
RBC	206	0	0	206	(57)	0	0	(57)	149	190	339

Total Over the Counter	$3,848	$0	$9,641	$13,489	$(6,451)	$(617)	$(2,966)	$(10,034)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$972	$972
Swap Agreements	0	0	0	0	1,158	1,158

	$0	$0	$0	$0	$2,130	$2,130

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,848	$0	$3,848
Swap Agreements	0	588	7,368	0	1,685	9,641

	$0	$588	$7,368	$3,848	$1,685	$13,489

	$0	$588	$7,368	$3,848	$3,815	$15,619

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$316	$316
Futures	0	0	0	0	25	25

	$0	$0	$0	$0	$341	$341

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,451	$0	$6,451
Written Options	0	285	0	332	0	617
Swap Agreements	0	1,691	1,009	0	266	2,966

	$0	$1,976	$1,009	$6,783	$266	$10,034

	$0	$1,976	$1,009	$6,783	$607	$10,375

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	99

Schedule of Investments PIMCO Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(115)	$(115)
Swap Agreements	0	0	0	0	(212)	(212)

	$0	$0	$0	$0	$(327)	$(327)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(394)	$0	$(394)
Written Options	0	0	0	41	0	41
Swap Agreements	0	(5)	(323)	0	(44)	(372)

	$0	$(5)	$(323)	$(353)	$(44)	$(725)

	$0	$(5)	$(323)	$(353)	$(371)	$(1,052)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$13	$13
Futures	0	0	0	0	(539)	(539)
Swap Agreements	0	0	0	0	(2,376)	(2,376)

	$0	$0	$0	$0	$(2,902)	$(2,902)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,602)	$0	$(2,602)
Written Options	0	178	0	166	4	348
Swap Agreements	0	907	6,360	0	1,030	8,297

	$0	$1,085	$6,360	$(2,436)	$1,034	$6,043

	$0	$1,085	$6,360	$(2,436)	$(1,868)	$3,141

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$44,138	$0	$44,138
Corporate Bonds & Notes
Banking & Finance	0	292,302	4,992	297,294
Industrials	0	117,485	6,655	124,140
Utilities	0	86,076	0	86,076
Municipal Bonds & Notes
Alaska	0	1,805	0	1,805
Arizona	0	5,343	0	5,343
Texas	0	3,354	0	3,354
U.S. Government Agencies	0	95,774	0	95,774
U.S. Treasury Obligations	0	124,842	0	124,842
Mortgage-Backed Securities	0	37,300	9,400	46,700
Asset-Backed Securities	0	45,647	3,765	49,412
Sovereign Issues	0	312,267	0	312,267
Preferred Securities
Banking & Finance	191	0	0	191
Short-Term Instruments
Certificates of Deposit	0	22,715	0	22,715
Short-Term Notes	0	90,296	0	90,296
Mexico Treasury Bills	0	196,082	0	196,082
U.S. Treasury Bills	0	37,923	0	37,923
	$191	$1,513,349	$24,812	$1,538,352

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$531,593	$0	$0	$531,593

Total Investments	$531,784	$1,513,349	$24,812	$2,069,945

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,931)	$0	$(1,931)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	972	1,158	0	2,130
Over the counter	0	13,489	0	13,489
	$972	$14,647	$0	$15,619

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(25)	(316)	0	(341)
Over the counter	0	(10,034)	0	(10,034)
	$(25)	$(10,350)	$0	$(10,375)

Totals	$532,731	$1,515,715	$24,812	$2,073,258

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2014.

100	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2014:

Category and Subcategory	Beginning Balance at 12/30/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$5,000	$0	$0	$0	$(8)	$0	$0	$4,992	$(8)
Industrials	0	6,692	0	(3)	0	(34)	0	0	6,655	(34)
Mortgage-Backed Securities	0	9,400	0	0	0	0	0	0	9,400	0
Asset-Backed Securities	0	3,771	0	0	0	(6)	0	0	3,765	(6)

Totals	$0	$24,863	$0	$(3)	$0	$(48)	$0	$0	$24,812	$(48)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$4,992	Benchmark Pricing	Base Price	100.00
Industrials	6,655	Third-Party Vendor	Broker Quote	111.75
Mortgage-Backed Securities	9,400	Benchmark Pricing	Base Price	100.00
Asset-Backed Securities	3,765	Benchmark Pricing	Base Price	97.25

Total	$24,812

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	101

Schedule of Investments PIMCO Low Volatility RAFI®-PLUS AR Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 70.8%

BANK LOAN OBLIGATIONS 0.5%
Community Health Systems, Inc.
4.250% due 01/27/2021		$499	$504

Total Bank Loan Obligations (Cost $496)			504

CORPORATE BONDS & NOTES 19.3%

BANKING & FINANCE 12.5%
Ally Financial, Inc.
4.625% due 06/26/2015		300	311
6.750% due 12/01/2014		300	312
8.000% due 03/15/2020		300	363
Banca Monte dei Paschi di Siena SpA
3.125% due 06/30/2015	EUR	200	282
4.875% due 09/15/2016		300	445
Banco Bradesco S.A.
4.500% due 01/12/2017		$200	211
Banco Popolare SC
3.625% due 03/31/2017	EUR	400	579
Bank of America Corp.
1.103% due 04/01/2019 (b)		$100	100
2.650% due 04/01/2019 (b)		100	100
6.500% due 08/01/2016		200	224
Bank of America N.A.
5.300% due 03/15/2017		325	358
BPE Financiaciones S.A.
4.000% due 07/17/2015	EUR	500	710
CIT Group, Inc.
4.750% due 02/15/2015		$1,000	1,030
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.000% due 09/10/2015	GBP	400	694
Council of Europe Development Bank
5.625% due 12/14/2015	AUD	800	773
EUROFIMA
5.625% due 10/24/2016		100	98
European Investment Bank
7.500% due 12/15/2017	NZD	400	378
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	200	304
International Lease Finance Corp.
4.875% due 04/01/2015		$300	312
5.750% due 05/15/2016		200	216
6.500% due 09/01/2014		300	307
8.625% due 09/15/2015		400	442
JPMorgan Chase & Co.
0.756% due 02/15/2017		700	701
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		300	310
Skandinaviska Enskilda Banken AB
1.375% due 05/29/2018		1,100	1,080
SLM Corp.
6.250% due 01/25/2016		200	216
Stadshypotek AB
1.250% due 05/23/2018		1,100	1,074
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024 (b)		300	301
Swedbank Hypotek AB
1.375% due 03/28/2018		500	493
Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	300	525
6.000% due 04/15/2021		100	177

			13,426

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 4.5%
ADT Corp.
4.875% due 07/15/2042		$700	$578
DISH DBS Corp.
7.125% due 02/01/2016		900	986
HCA, Inc.
7.875% due 02/15/2020		900	960
Lukoil International Finance BV
6.125% due 11/09/2020		200	208
MGM Resorts International
7.500% due 06/01/2016		300	336
Nissan Motor Acceptance Corp.
0.786% due 03/03/2017		400	401
Orion Engineered Carbons Bondco GmbH
10.000% due 06/15/2018	EUR	360	542
Petrobras International Finance Co.
7.875% due 03/15/2019		$700	802

			4,813

UTILITIES 2.3%
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		700	724
Petrobras Global Finance BV
2.593% due 03/17/2017		100	101
3.250% due 03/17/2017		200	201
Rosneft Finance S.A.
7.875% due 03/13/2018		200	225
Sprint Communications, Inc.
6.000% due 12/01/2016		1,000	1,099
8.375% due 08/15/2017		100	118

			2,468

Total Corporate Bonds & Notes (Cost $20,583)			20,707

U.S. GOVERNMENT AGENCIES 2.0%
Freddie Mac
0.555% due 11/15/2043		2,130	2,128

Total U.S. Government Agencies (Cost $2,132)			2,128

U.S. TREASURY OBLIGATIONS 6.2%
U.S. Treasury Inflation Protected Securities (d)
2.375% due 01/15/2025		3,971	4,681
U.S. Treasury Notes
0.090% due 01/31/2016		2,000	1,999

Total U.S. Treasury Obligations (Cost $6,596)			6,680

MORTGAGE-BACKED SECURITIES 4.7%
BCAP LLC Trust
0.364% due 05/25/2047		457	323
Bear Stearns Adjustable Rate Mortgage Trust
2.761% due 02/25/2034		500	492
Citigroup Commercial Mortgage Trust
2.234% due 09/10/2045 (a)		981	110
Credit Suisse First Boston Mortgage Securities Corp.
4.829% due 11/15/2037		385	391
Granite Mortgages PLC
1.217% due 07/20/2043		512	510
Mall Funding PLC
1.201% due 04/22/2017	GBP	26	44
RMAC PLC
0.437% due 06/12/2037	EUR	2,168	2,811

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Commercial Mortgage Trust
1.184% due 02/15/2027		$300	$300

Total Mortgage-Backed Securities (Cost $4,944)			4,981

ASSET-BACKED SECURITIES 1.5%
Cairn CLO BV
0.575% due 10/15/2022	EUR	198	270
COA Summit CLO Ltd.
1.586% due 04/20/2023		$250	249
Dureve Ltd.
0.788% due 11/01/2095	EUR	161	215
Race Point CLO Ltd.
1.533% due 12/15/2022		$600	601
Residential Asset Mortgage Products Trust
1.804% due 11/25/2034		267	253

Total Asset-Backed Securities (Cost $1,582)			1,588

SOVEREIGN ISSUES 11.2%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2015	BRL	5,200	2,113
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		3,100	1,213
10.000% due 01/01/2023		2,600	994
10.000% due 01/01/2025		4,100	1,525
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$500	499
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	200	187
Mexico Government International Bond
7.750% due 05/29/2031	MXN	2,400	201
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		$200	202
Slovenia Government International Bond
4.750% due 05/10/2018		1,100	1,180
Spain Government International Bond
2.100% due 04/30/2017	EUR	1,000	1,415
5.850% due 01/31/2022		1,500	2,506

Total Sovereign Issues (Cost $11,497)			12,035

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
GMAC Capital Trust
8.125% due 02/15/2040		7,000	191

Total Preferred Securities (Cost $188)			191

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 25.2%

CERTIFICATES OF DEPOSIT 0.7%
Credit Suisse
0.444% due 01/12/2015		$200	200
0.556% due 08/24/2015		100	100
0.610% due 01/28/2016		500	500

			800

REPURCHASE AGREEMENTS (e) 0.5%
			569

102	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 6.3%
Federal Home Loan Bank
0.080% due 05/16/2014		$6,700	$6,699

MEXICO TREASURY BILLS 10.4%
3.587% due 08/21/2014 (c)	MXN	148,000	11,183

U.S. TREASURY BILLS 7.3%
0.053% due 04/17/2014 - 04/24/2014 (c)(g)		$7,795	7,795

Total Short-Term Instruments (Cost $26,849)			27,046

Total Investments in Securities (Cost $74,867)			75,860

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 28.9%

SHORT-TERM INSTRUMENTS 28.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 28.9%
PIMCO Short-Term Floating NAV Portfolio	1,402	$14
PIMCO Short-Term Floating NAV Portfolio III	3,093,473	30,907

Total Short-Term Instruments (Cost $30,918)		30,921

Total Investments in Affiliates (Cost $30,918)		30,921

MARKET VALUE (000S)
Total Investments 99.7% (Cost $105,785)	$106,781

Financial Derivative Instruments (f)(h) 1.6% (Cost or Premiums, net $(380))	1,714

Other Assets and Liabilities, net (1.3%)	(1,395)

Net Assets 100.0%	$107,100

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$569	Fannie Mae 2.260% due 10/17/2022	$(581)	$569	$569

Total Repurchase Agreements						$(581)	$569	$569

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $6,975 at a weighted average interest rate of (0.307%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$569	$0	$0	$0	$569	$(581)	$(12)

Total Borrowings and Other Financing Transactions	$569	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$124.000	04/25/2014	39	$(18)	$(17)

Total Written Options				$(18)	$(17)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	103

Schedule of Investments PIMCO Low Volatility RAFI®-PLUS AR Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond June Futures	Short	06/2014	8	$1	$1	$(1)
Australia Government 10-Year Bond June Futures	Short	06/2014	18	(9)	2	(2)
Call Options Strike @ EUR 142.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	8	0	0	(1)
Call Options Strike @ EUR 143.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	10	(4)	2	0
Call Options Strike @ EUR 143.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	5	(3)	4	0
Call Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	4	1	1	0
Call Options Strike @ EUR 144.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	32	4	8	0
Call Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	5	1	1	0
Canada Government 10-Year Bond June Futures	Short	06/2014	32	(18)	12	0
Euro-Bund 10-Year Bond June Futures	Short	06/2014	22	(27)	14	0
U.S. Treasury 10-Year Note June Futures	Short	06/2014	65	28	4	0
United Kingdom Long Gilt June Futures	Short	06/2014	9	(3)	9	0

Total Futures Contracts				$(29)	$58	$(4)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	06/18/2024	$	1,500	$(9)	$(10)	$2	$0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		4,300	(141)	(301)	22	0
Pay	6-Month AUD-BBR-BBSW	4.750%	06/18/2024	AUD	3,300	69	71	2	0
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024	EUR	3,200	(34)	(12)	11	0
Receive	6-Month GBP-LIBOR	3.000%	09/17/2024	GBP	1,100	(6)	(8)	6	0

						$(121)	$(260)	$43	$0

Total Swap Agreements						$(121)	$(260)	$43	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(g)	Securities with an aggregate market value of $95 and cash of $788 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$58	$43	$101	$(17)	$(4)	$0	$(21)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	5,682	$		7,813	$10	$(25)
	05/2014		JPY	58,000			562	0	(1)
	05/2014		MXN	8,187			615	0	(10)
	05/2014	$		603		MXN	8,038	11	0

BPS	05/2014		AUD	846	$		780	0	(3)
	05/2014		MXN	2,499			189	0	(2)
	05/2014		NZD	347			300	0	0
	05/2014	$		4		MXN	53	0	0
	06/2014		GBP	31	$		51	0	0
	08/2014		MXN	76,601			5,688	0	(116)

BRC	04/2014		BRL	41			18	0	0
	04/2014	$		17		BRL	41	1	0
	06/2014		BRL	4,316	$		1,745	0	(126)

104	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2014		GBP	541	$		893	$0	$(9)

CBK	04/2014		EUR	300			416	3	0
	05/2014			236			324	0	(1)
	05/2014		JPY	319,700			3,128	31	(1)
	05/2014		MXN	7,768			589	0	(4)
	05/2014	$		31		CAD	34	0	0
	06/2014		BRL	2,348	$		955	0	(63)
	06/2014		CAD	259			233	0	(1)
	06/2014		GBP	413			685	0	(3)

FBF	04/2014		BRL	1,158			512	1	0
	04/2014	$		491		BRL	1,158	20	0
	05/2014		BRL	1,158	$		487	0	(19)
	05/2014		MXN	953			71	0	(2)
	05/2014	$		1,034		MXN	13,741	15	0
	06/2014		GBP	177	$		294	0	(1)

JPM	04/2014		BRL	1,199			508	0	(21)
	04/2014	$		530		BRL	1,199	0	(1)
	05/2014		EUR	702	$		966	0	(1)
	05/2014		MXN	10,488			788	0	(13)
	06/2014		BRL	587			239	0	(15)
	08/2014		MXN	12,753			945	0	(22)

MSC	05/2014	$		220		MXN	2,933	4	0
	08/2014		MXN	55,954	$		4,142	0	(98)
	01/2015		BRL	5,199			1,990	0	(137)

RBC	06/2014	$		462		GBP	278	1	0

RYL	04/2014			8,241		EUR	5,982	0	0
	05/2014		EUR	5,982	$		8,241	0	0

Total Forward Foreign Currency Contracts								$97	$(695)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014	EUR	1,900	$(7)	$(6)

CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		2,700	(9)	(3)

GST	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.000%	06/18/2014		200	(1)	0
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		900	(3)	(3)

JPM	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		600	(2)	(2)

							$(22)	$(14)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	100.750	05/20/2014	$500	$(3)	$(2)
	Put - OTC USD versus JPY		80.000	02/18/2019	800	(44)	(41)
	Put - OTC USD versus JPY		80.000	02/28/2019	200	(11)	(10)

BRC	Put - OTC USD versus JPY		91.000	02/18/2016	400	(10)	(9)

CBK	Put - OTC USD versus JPY		99.700	05/20/2014	900	(6)	(2)
	Call - OTC USD versus RUB	RUB	37.380	04/10/2014	600	(4)	0

FBF	Call - OTC USD versus MXN	MXN	13.550	05/15/2014	200	(4)	(1)

JPM	Put - OTC USD versus JPY	JPY	101.250	04/17/2014	500	(2)	(1)
	Put - OTC USD versus JPY		91.000	02/18/2016	1,000	(25)	(22)

						$(109)	$(88)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae 3.500% due 04/01/2044	$	98.719	04/03/2014	$ 1,000	$(3)	$0
	Call - OTC Fannie Mae 3.500% due 04/01/2044		101.719	04/03/2014	1,000	(1)	0

						$(4)	$0

Total Written Options						$(135)	$(102)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	105

Schedule of Investments PIMCO Low Volatility RAFI®-PLUS AR Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	0	$0	EUR	0	$0
Sales	39	13,500		6,300	(193)
Closing Buys	0	0		0	0
Expirations	0	(6,400)		0	40
Exercised	0	0		0	0

Balance at 03/31/2014	39	$7,100	EUR	6,300	$(153)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$	100	$(5)	$2	$0	$(3)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		1,300	(70)	5	0	(65)

BRC	Mexico Government International Bond	1.000%	03/20/2019	0.836%		400	1	3	4	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%		300	(22)	7	0	(15)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.627%		200	(9)	3	0	(6)
	Italy Government International Bond	1.000%	03/20/2019	1.283%		2,100	(53)	25	0	(28)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		300	(18)	3	0	(15)

GST	Brazil Government International Bond	1.000%	03/20/2019	1.627%		100	(4)	2	0	(2)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		300	(18)	3	0	(15)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.627%		1,400	(61)	20	0	(41)
	Volvo Treasury AB	1.000%	03/20/2021	1.309%	EUR	200	(11)	5	0	(6)

							$(270)	$78	$4	$(196)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
BOA	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019	JPY	110,000	$7	$2	$9	$0

BPS	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019		90,000	6	1	7	0

BRC	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019		60,000	4	1	5	0

GST	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019		60,000	4	1	5	0

						$21	$5	$26	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	14,500	$(10)	$31	$21	$0

BRC	Pay	1-Year BRL-CDI	12.850%	01/04/2021	BRL	6,400	19	1	20	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	2,900	(3)	7	4	0

CBK	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		11,600	0	17	17	0

GLM	Pay	28-Day MXN-TIIE	6.770%	12/27/2023		13,000	0	17	17	0

JPM	Pay	1-Year BRL-CDI	12.850%	01/04/2021	BRL	6,300	16	4	20	0

							$22	$77	$99	$0

106	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	RALVEIUT Index	507,863	1-Month USD-LIBOR plus a specified spread	01/15/2015	$51,447		$990	$990	$0
	Receive	RALVEIUT Index	368,857	1-Month USD-LIBOR plus a specified spread	01/30/2015	37,034		1,040	1,040	0

CBK	Receive	RALVEIUT Index	149,061	1-Month USD-LIBOR plus a specified spread	01/30/2015	15,016		371	371	0

								$2,401	$2,401	$0

Total Swap Agreements							$(227)	$2,561	$2,530	$(196)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$21	$0	$2,039	$2,060	$(36)	$(53)	$(68)	$(157)	$1,903	$(1,110)	$793
BPS	0	0	28	28	(121)	(6)	0	(127)	(99)	0	(99)
BRC	1	0	33	34	(135)	(9)	(15)	(159)	(125)	0	(125)
CBK	34	0	388	422	(73)	(5)	(49)	(127)	295	0	295
FBF	36	0	0	36	(22)	(1)	0	(23)	13	0	13
GLM	0	0	17	17	0	0	0	0	17	0	17
GST	0	0	5	5	0	(3)	(17)	(20)	(15)	0	(15)
JPM	0	0	20	20	(73)	(25)	(47)	(145)	(125)	0	(125)
MSC	4	0	0	4	(235)	0	0	(235)	(231)	(180)	(411)
RBC	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$97	$0	$2,530	$2,627	$(695)	$(102)	$(196)	$(993)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$58	$58
Swap Agreements	0	0	0	0	43	43

	$0	$0	$0	$0	$101	$101

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$97	$0	$97
Swap Agreements	0	30	2,401	0	99	2,530

	$0	$30	$2,401	$97	$99	$2,627

	$0	$30	$2,401	$97	$200	$2,728

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	107

Schedule of Investments PIMCO Low Volatility RAFI®-PLUS AR Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$17	$17
Futures	0	0	0	0	4	4

	$0	$0	$0	$0	$21	$21

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$695	$0	$695
Written Options	0	14	0	88	0	102
Swap Agreements	0	196	0	0	0	196

	$0	$210	$0	$783	$0	$993

	$0	$210	$0	$783	$21	$1,014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$49	$49
Swap Agreements	0	0	0	0	(36)	(36)

	$0	$0	$0	$0	$13	$13

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8)	$0	$(8)
Written Options	0	0	0	40	0	40
Swap Agreements	0	5	788	0	30	823

	$0	$5	$788	$32	$30	$855

	$0	$5	$788	$32	$43	$868

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$0	$0
Futures	0	0	0	0	(29)	(29)
Swap Agreements	0	0	0	0	(260)	(260)

	$0	$0	$0	$0	$(289)	$(289)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(598)	$0	$(598)
Written Options	0	8	0	21	4	33
Swap Agreements	0	83	2,402	0	76	2,561

	$0	$91	$2,402	$(577)	$80	$1,996

	$0	$91	$2,402	$(577)	$(209)	$1,707

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

108	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$504	$0	$504
Corporate Bonds & Notes
Banking & Finance	0	13,426	0	13,426
Industrials	0	4,813	0	4,813
Utilities	0	2,468	0	2,468
U.S. Government Agencies	0	2,128	0	2,128
U.S. Treasury Obligations	0	6,680	0	6,680
Mortgage-Backed Securities	0	4,681	300	4,981
Asset-Backed Securities	0	1,373	215	1,588
Sovereign Issues	0	12,035	0	12,035
Preferred Securities
Banking & Finance	191	0	0	191
Short-Term Instruments
Certificates of Deposit	0	800	0	800
Repurchase Agreements	0	569	0	569
Short-Term Notes	0	6,699	0	6,699
Mexico Treasury Bills	0	11,183	0	11,183
U.S. Treasury Bills	0	7,795	0	7,795
	$191	$75,154	$515	$75,860

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$30,921	$0	$0	$30,921

Total Investments	$31,112	$75,154	$515	$106,781

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	58	43	0	101
Over the counter	0	2,627	0	2,627
	$58	$2,670	$0	$2,728

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4)	(17)	0	(21)
Over the counter	0	(993)	0	(993)
	$(4)	$(1,010)	$0	$(1,014)

Totals	$31,166	$76,814	$515	$108,495

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	109

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.7%

BANK LOAN OBLIGATIONS 2.0%
BMC Software Finance, Inc.
5.000% due 09/10/2020		$2,993	$2,999
Dell, Inc.
3.750% due 10/29/2018		1,463	1,460
H.J. Heinz Co.
3.500% due 06/05/2020		3,378	3,401
Hologic, Inc.
3.250% due 08/01/2019		800	798
MGM Resorts International
3.500% due 12/20/2019		691	691
OSI Restaurant Partners LLC
3.500% due 10/25/2019		925	925
WMG Acquisition Corp.
3.750% due 07/01/2020		400	399

Total Bank Loan Obligations (Cost $10,612)			10,673

CORPORATE BONDS & NOTES 21.9%

BANKING & FINANCE 12.9%
Ally Financial, Inc.
3.500% due 07/18/2016		2,600	2,684
4.625% due 06/26/2015		1,700	1,765
6.750% due 12/01/2014		300	312
8.300% due 02/12/2015		1,500	1,589
American International Group, Inc.
5.850% due 01/16/2018		200	229
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2016	EUR	2,600	3,854
Banco Bradesco S.A.
4.500% due 01/12/2017		$800	844
Banco do Brasil S.A.
3.875% due 10/10/2022		700	653
Banco Santander Chile
1.837% due 01/19/2016		100	99
Bank of America Corp.
1.103% due 04/01/2019 (b)		3,000	3,001
2.650% due 04/01/2019 (b)		1,000	1,005
Bear Stearns Cos. LLC
7.250% due 02/01/2018		1,800	2,145
CIT Group, Inc.
4.750% due 02/15/2015		1,200	1,236
5.250% due 04/01/2014		700	700
Citigroup, Inc.
1.700% due 07/25/2016		1,700	1,720
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.000% due 09/10/2015	GBP	2,000	3,472
Credit Suisse
6.500% due 08/08/2023		$1,400	1,540
DNB Bank ASA
3.200% due 04/03/2017		1,000	1,051
Eksportfinans ASA
2.375% due 05/25/2016		700	695
3.000% due 11/17/2014		2,100	2,112
Export-Import Bank of Korea
2.034% due 03/21/2015		1,600	1,620
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		1,000	1,021
8.700% due 10/01/2014		500	520
General Motors Financial Co., Inc.
2.750% due 05/15/2016		800	812
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	1,100	1,670
Goldman Sachs Group, Inc.
7.500% due 02/15/2019		$3,000	3,634

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goodman Funding Pty. Ltd.
6.000% due 03/22/2022		$300	$333
HSBC Holdings PLC
4.875% due 01/14/2022		800	877
ING Bank NV
2.000% due 09/25/2015		1,300	1,322
International Lease Finance Corp.
4.875% due 04/01/2015		900	936
5.650% due 06/01/2014		500	504
7.125% due 09/01/2018		500	584
8.625% due 09/15/2015		2,500	2,762
Intesa Sanpaolo SpA
3.125% due 01/15/2016		700	717
JPMorgan Chase & Co.
0.756% due 02/15/2017		400	401
4.400% due 07/22/2020		1,200	1,296
LeasePlan Corp. NV
2.500% due 05/16/2018		1,500	1,491
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		100	137
Metropolitan Life Global Funding
3.875% due 04/11/2022		1,100	1,137
Morgan Stanley
5.500% due 01/26/2020		3,400	3,841
Prudential Covered Trust
2.997% due 09/30/2015		960	986
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	200	315
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$1,800	1,858
SL Green Realty Corp.
4.500% due 12/01/2022		800	793
SLM Corp.
5.000% due 04/15/2015		200	208
8.450% due 06/15/2018		1,200	1,417
Standard Chartered PLC
3.200% due 05/12/2016		100	104
3.850% due 04/27/2015		900	930
Swedbank Hypotek AB
1.375% due 03/28/2018		2,700	2,662
UBS AG
7.625% due 08/17/2022		700	822
Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	300	525
Weyerhaeuser Co.
7.375% due 10/01/2019		$1,500	1,826

			68,767

INDUSTRIALS 5.9%
ADT Corp.
4.875% due 07/15/2042		1,500	1,239
Altria Group, Inc.
9.250% due 08/06/2019		354	468
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	9,100	653
American Tower Corp.
4.500% due 01/15/2018		$700	756
7.000% due 10/15/2017		700	814
Anadarko Petroleum Corp.
8.700% due 03/15/2019		900	1,142
Anglo American Capital PLC
9.375% due 04/08/2014		1,500	1,502
Ashland, Inc.
3.000% due 03/15/2016		1,300	1,332
Boston Scientific Corp.
6.000% due 01/15/2020		1,600	1,839

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cellco Partnership
8.500% due 11/15/2018		$622	$790
Cemex S.A.B. de C.V.
9.500% due 06/15/2018		100	116
Crown Castle International Corp.
5.250% due 01/15/2023		200	204
Dow Chemical Co.
8.550% due 05/15/2019		100	128
El Paso Pipeline Partners Operating Co. LLC
5.000% due 10/01/2021		200	213
Georgia-Pacific LLC
5.400% due 11/01/2020		1,700	1,909
HCA, Inc.
7.875% due 02/15/2020		1,400	1,494
Kraft Foods Group, Inc.
1.625% due 06/04/2015		300	303
2.250% due 06/05/2017		100	103
Lukoil International Finance BV
6.125% due 11/09/2020		1,400	1,456
Nissan Motor Acceptance Corp.
1.950% due 09/12/2017		1,000	1,005
OGX Austria GmbH
8.375% due 04/01/2022 ^		1,000	75
8.500% due 06/01/2018 ^		600	45
Orion Engineered Carbons Bondco GmbH
10.000% due 06/15/2018	EUR	1,800	2,712
Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014		$150	151
Rogers Communications, Inc.
6.800% due 08/15/2018		1,500	1,784
Transocean, Inc.
6.000% due 03/15/2018		1,800	2,004
Viacom, Inc.
5.850% due 09/01/2043		3,700	4,081
Whiting Petroleum Corp.
5.000% due 03/15/2019		1,100	1,169
Wynn Macau Ltd.
5.250% due 10/15/2021		1,900	1,938

			31,425

UTILITIES 3.1%
Gazprom Neft OAO Via GPN Capital S.A
6.000% due 11/27/2023		400	394
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		700	725
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022		900	800
Petrobras Global Finance BV
2.379% due 01/15/2019		600	587
2.593% due 03/17/2017		2,600	2,616
3.113% due 03/17/2020		1,600	1,602
3.250% due 03/17/2017		1,100	1,106
Rosneft Finance S.A.
7.875% due 03/13/2018		1,300	1,459
Sprint Communications, Inc.
8.375% due 08/15/2017		600	709
9.125% due 03/01/2017		3,000	3,563
Verizon Communications, Inc.
4.500% due 09/15/2020		500	544
5.150% due 09/15/2023		500	548
6.400% due 09/15/2033		500	595
6.550% due 09/15/2043		1,100	1,344

			16,592

Total Corporate Bonds & Notes (Cost $113,855)			116,784

110	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.2%

CALIFORNIA 0.2%
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	$400	$540
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	150	177

		717

LOUISIANA 0.1%
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	300	323

MASSACHUSETTS 0.0%
Commonwealth of Massachusetts General Obligation Bonds, (BABs), Series 2010
4.500% due 08/01/2031	100	105

NEW YORK 0.7%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.668% due 11/15/2039	1,000	1,268
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 11/01/2038	800	858
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 03/15/2026	1,310	1,484
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	150	166

		3,776

OHIO 0.2%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	700	949
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	300	290

		1,239

PENNSYLVANIA 0.0%
Pennsylvania Turnpike Commission Revenue Bonds, Series 2011
5.500% due 12/01/2041	100	108

Total Municipal Bonds & Notes (Cost $6,276)		6,268

U.S. GOVERNMENT AGENCIES 11.1%
Fannie Mae
0.524% due 05/25/2037	80	80
0.704% due 09/25/2041	498	503
0.824% due 03/25/2038	933	944
2.000% due 07/01/2028 - 08/01/2028	3,896	3,804
2.900% due 06/01/2020	1,265	1,305
3.000% due 05/01/2043 - 07/01/2043	22,894	22,173
3.500% due 07/01/2026	514	540
4.000% due 12/01/2018 - 04/01/2044	11,537	12,067
5.000% due 10/01/2041	260	286

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.896% due 03/25/2037 (a)	$560	$74
5.996% due 11/25/2039 (a)	408	54
6.000% due 05/01/2024	754	825
6.226% due 03/25/2037 (a)	988	121
6.346% due 02/25/2037 (a)	3,239	547
7.046% due 02/25/2037 (a)	391	64
9.806% due 11/25/2040	4	4
Freddie Mac
0.555% due 11/15/2043	12,071	12,061
0.675% due 12/15/2041	924	928
0.705% due 01/15/2042	1,606	1,615
1.255% due 07/15/2042	23	23
5.000% due 04/15/2041	400	447
5.500% due 03/15/2034	542	588
6.415% due 09/15/2036 (a)	596	92
10.550% due 02/15/2040	106	108
11.576% due 09/15/2041	25	27
12.735% due 02/15/2041	6	6

Total U.S. Government Agencies (Cost $59,151)		59,286

U.S. TREASURY OBLIGATIONS 6.9%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022	4,443	4,357
0.125% due 07/15/2022	13,934	13,658
0.625% due 02/15/2043	203	171
0.750% due 02/15/2042	4,037	3,524
U.S. Treasury Notes
1.500% due 01/31/2019	14,700	14,577
2.750% due 11/15/2023	500	502

Total U.S. Treasury Obligations (Cost $37,849)		36,789

MORTGAGE-BACKED SECURITIES 5.0%
American Home Mortgage Investment Trust
2.330% due 02/25/2045	602	607
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049	900	971
Banc of America Mortgage Trust
2.682% due 02/25/2034	134	133
2.754% due 01/25/2035	192	186
2.875% due 05/25/2033	357	358
5.434% due 06/25/2035	80	78
Banc of America Re-REMIC Trust
5.680% due 02/24/2051	198	214
Bear Stearns Adjustable Rate Mortgage Trust
2.380% due 02/25/2036	126	126
5.147% due 08/25/2035	71	72
Chase Mortgage Finance Trust
6.000% due 11/25/2036 ^	329	287
Chaseflex Trust
0.454% due 07/25/2037	794	605
Citigroup Commercial Mortgage Trust
2.234% due 09/10/2045 (a)	6,866	772
5.810% due 06/14/2050	150	165
Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035	518	514
2.510% due 10/25/2035	85	84
5.249% due 08/25/2035	95	94
Commercial Mortgage Trust
2.365% due 02/10/2029	200	205
Countrywide Alternative Loan Trust
0.344% due 08/25/2046	960	716
0.457% due 11/20/2035	139	114
1.529% due 08/25/2035	75	69
1.609% due 01/25/2036	268	257

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
0.484% due 02/25/2035		$101	$90
2.663% due 10/20/2034		467	413
2.854% due 08/25/2034		210	195
Credit Suisse First Boston Mortgage Securities Corp.
5.000% due 07/25/2020		90	93
Credit Suisse Mortgage Capital Certificates
5.577% due 04/12/2049		59	59
CSMC Mortgage-Backed Trust
5.750% due 03/25/2037 ^		312	285
DBRR Trust
0.946% due 09/25/2045		418	419
Deutsche ALT-A Securities, Inc.
0.654% due 02/25/2035		1,107	1,021
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		216	212
Granite Master Issuer PLC
0.434% due 12/20/2054	EUR	48	65
GS Mortgage Securities Trust
5.162% due 12/10/2043		$1,200	1,357
GSR Mortgage Loan Trust
2.593% due 12/25/2034		165	163
2.617% due 11/25/2035		262	257
2.679% due 09/25/2035		900	893
5.021% due 11/25/2035		152	151
5.215% due 07/25/2035		223	223
5.500% due 01/25/2037		779	779
JPMorgan Mortgage Trust
2.618% due 07/25/2035		1,206	1,214
Luminent Mortgage Trust
0.394% due 04/25/2036		623	417
Mall Funding PLC
1.201% due 04/22/2017	GBP	185	308
Merrill Lynch Mortgage Investors Trust
1.596% due 10/25/2035		$63	62
1.834% due 02/25/2033		546	552
Morgan Stanley Capital Trust
4.661% due 06/15/2044		250	273
Morgan Stanley Mortgage Loan Trust
2.185% due 06/25/2036		60	56
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037		611	590
Nomura Asset Acceptance Corp.
2.955% due 07/25/2035		144	141
Royal Bank of Scotland Capital Funding Trust
5.336% due 05/16/2047		220	237
5.420% due 01/16/2049		150	160
5.695% due 09/16/2040		150	163
5.908% due 06/16/2049		196	218
5.953% due 02/16/2051		300	328
Sequoia Mortgage Trust
0.879% due 05/20/2034		338	324
Structured Adjustable Rate Mortgage Loan Trust
0.454% due 08/25/2036		1,008	777
Structured Asset Mortgage Investments Trust
0.384% due 02/25/2036		1,336	1,069
Structured Asset Securities Corp.
5.000% due 05/25/2035		364	373
6.000% due 05/25/2034		20	20
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.654% due 12/25/2033		29	29
2.382% due 02/25/2034		1,308	1,288
Thornburg Mortgage Securities Trust
1.404% due 06/25/2047		284	253
5.750% due 06/25/2047		714	676

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	111

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Bank Commercial Mortgage Trust
5.724% due 06/15/2049		$500	$552
WaMu Mortgage Pass-Through Certificates
0.434% due 11/25/2045		90	81
2.284% due 08/25/2046		523	477
2.410% due 08/25/2035		50	50
Wells Fargo Commercial Mortgage Trust
1.184% due 02/15/2027		1,800	1,800
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 02/25/2035		632	636
2.630% due 11/25/2036		184	166

Total Mortgage-Backed Securities (Cost $23,293)			26,592

ASSET-BACKED SECURITIES 4.0%
ACA CLO Ltd.
0.489% due 07/25/2018		199	199
Alba SPV SRL
1.800% due 04/20/2040	EUR	2,033	2,815
Bear Stearns Asset-Backed Securities Trust
0.644% due 07/25/2035		$712	707
Berica Asset-Backed Security SRL
0.613% due 12/30/2055	EUR	2,304	3,124
Cairn CLO BV
0.575% due 10/15/2022		791	1,079
Carrington Mortgage Loan Trust
0.354% due 06/25/2037		$78	77
Citibank Omni Master Trust
4.900% due 11/15/2018		250	257
COA Summit CLO Ltd.
1.586% due 04/20/2023		1,100	1,096
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		110	111
Countrywide Asset-Backed Certificates
0.754% due 08/25/2035		374	356
EFS Volunteer LLC
0.756% due 10/25/2021		369	370
EMC Mortgage Loan Trust
0.604% due 05/25/2043		337	314
Home Equity Asset Trust
1.249% due 07/25/2035		1,000	885
HSI Asset Securitization Corp. Trust
0.334% due 04/25/2037		1,500	951
Hyde Park CDO BV
0.624% due 06/14/2022	EUR	633	864
IXIS Real Estate Capital Trust
0.494% due 02/25/2036		$120	117
JPMorgan Mortgage Acquisition Trust
0.344% due 05/25/2035		270	259
Kingsland Ltd.
0.483% due 06/13/2019		41	41
Morgan Stanley ABS Capital, Inc. Trust
0.404% due 03/25/2037		1,869	994

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Dean Witter Capital, Inc. Trust
1.134% due 02/25/2033		$753	$719
Panhandle-Plains Higher Education Authority, Inc.
0.733% due 10/01/2018		22	22
RAAC Series
1.354% due 09/25/2047		991	961
Race Point CLO Ltd.
1.533% due 12/15/2022		3,700	3,704
SLM Student Loan Trust
0.574% due 06/17/2024	EUR	798	1,082
South Carolina Student Loan Corp.
0.689% due 01/25/2021		$19	20

Total Asset-Backed Securities (Cost $19,617)			21,124

SOVEREIGN ISSUES 15.4%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2015	BRL	36,400	14,792
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		20,000	7,825
10.000% due 01/01/2023		13,900	5,317
10.000% due 01/01/2025		13,200	4,911
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$3,000	2,994
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	1,600	1,495
Italy Buoni Poliennali Del Tesoro
2.750% due 11/15/2016	EUR	13,500	19,425
Kommunalbanken A/S
0.614% due 03/27/2017		$2,300	2,318
Mexico Government International Bond
6.500% due 06/09/2022	MXN	20,000	1,583
7.500% due 06/03/2027		10,000	835
7.750% due 05/29/2031		13,200	1,105
8.500% due 11/18/2038		10,000	893
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		$1,400	1,413
Russia Government International Bond
5.625% due 04/04/2042		1,000	977
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	1,200	1,798
Spain Government International Bond
2.100% due 04/30/2017		5,600	7,925
5.850% due 01/31/2022		3,900	6,516

Total Sovereign Issues (Cost $78,208)			82,122

		SHARES
PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

GMAC Capital Trust
8.125% due 02/15/2040		81,912	2,236

Total Preferred Securities (Cost $2,225)			2,236

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 14.8%

CERTIFICATES OF DEPOSIT 1.5%
Credit Suisse
0.444% due 01/12/2015		$2,500	2,501
0.556% due 08/24/2015		400	400
Intesa Sanpaolo SpA
1.650% due 04/07/2015		4,800	4,801

			7,702

REPURCHASE AGREEMENTS (f) 0.1%
			591

MEXICO TREASURY BILLS 12.2%
3.587% due 08/21/2014 (c)	MXN	861,100	65,067

U.S. TREASURY BILLS 1.0%
0.076% due 04/17/2014 - 03/05/2015 (c)(h)(j)		$5,325	5,323

Total Short-Term Instruments (Cost $77,540)			78,683

Total Investments in Securities (Cost $428,626)			440,557

		SHARES
INVESTMENTS IN AFFILIATES 13.8%

SHORT-TERM INSTRUMENTS 13.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.8%
PIMCO Short-Term Floating NAV Portfolio		1,072	11
PIMCO Short-Term Floating NAV Portfolio III		7,370,435	73,638

Total Short-Term Instruments (Cost $73,641)			73,649

Total Investments in Affiliates (Cost $73,641)			73,649

Total Investments 96.5% (Cost $502,267)			$514,206

Financial Derivative Instruments (g)(i) 6.3% (Cost or Premiums, net $(1,870))			33,667

Other Assets and Liabilities, net (2.8%)			(15,195)

Net Assets 100.0%			$532,678

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity, date shown represents next contractual call date.

112	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$591	Fannie Mae 2.260% due 10/17/2022	$(604)	$591	$591

Total Repurchase Agreements						$(604)	$591	$591

(1)	Includes accrued interest.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	2.000%	04/01/2029	$4,000	$(3,914)	$(3,893)
Fannie Mae	3.000%	04/01/2044	23,000	(22,112)	(22,211)
Fannie Mae	3.500%	04/01/2029	1,000	(1,054)	(1,048)
Fannie Mae	4.000%	04/01/2029	1,000	(1,062)	(1,058)
Fannie Mae	4.000%	05/01/2044	10,000	(10,370)	(10,374)
Fannie Mae	6.000%	04/01/2029	1,000	(1,051)	(1,065)

Total Short Sales				$(39,563)	$(39,649)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $12,887 at a weighted average interest rate of (0.878%).

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$591	$0	$0	$0	$591	$(604)	$(13)

Master Securities Forward Transaction Agreement
BOA	0	0	0	(5,196)	(5,196)	(10)	(5,206)
DEU	0	0	0	(10,136)	(10,136)	0	(10,136)
FOB	0	0	0	(2,106)	(2,106)	0	(2,106)
JPS	0	0	0	(22,211)	(22,211)	0	(22,211)

Total Borrowings and Other Financing Transactions	$591	$0	$0	$(39,649)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$124.000	04/25/2014	190	$(87)	$(84)

Total Written Options				$(87)	$(84)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	113

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
5-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	1	$0	$0	$0
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	36	(17)	4	0
30-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	9	(26)	3	0
Australia Government 3-Year Bond June Futures	Short	06/2014	52	5	3	(3)
Australia Government 10-Year Bond June Futures	Short	06/2014	108	(51)	13	(13)
Call Options Strike @ EUR 142.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	41	2	0	(5)
Call Options Strike @ EUR 143.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	26	(15)	12	0
Call Options Strike @ EUR 143.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	51	(21)	20	0
Call Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	21	4	6	0
Call Options Strike @ EUR 144.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	153	20	36	0
Call Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	26	5	5	0
Call Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	56	(6)	4	0
Canada Government 10-Year Bond June Futures	Short	06/2014	158	(90)	59	0
Euro-Bund 10-Year Bond June Futures	Short	06/2014	97	(118)	61	0
Put Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	56	44	0	(1)
U.S. Treasury 10-Year Note June Futures	Long	06/2014	194	(203)	0	(12)
United Kingdom Long Gilt June Futures	Short	06/2014	46	(15)	46	0

Total Futures Contracts				$(482)	$272	$(34)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	0.750%	06/19/2016	$	200	$(1)	$0	$0	$0
Receive	3-Month USD-LIBOR	1.700%	03/20/2018		12,600	(140)	10	0	(5)
Receive	3-Month USD-LIBOR	1.400%	03/20/2018		4,600	3	51	0	(2)
Receive	3-Month USD-LIBOR	2.000%	06/18/2019		78,000	(168)	145	1	0
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		600	(15)	(25)	1	0
Receive	3-Month USD-LIBOR	3.000%	06/18/2024		20,200	(121)	44	27	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		32,400	(36)	(1,626)	158	0
Pay	6-Month AUD-BBR-BBSW	4.500%	12/11/2023	AUD	19,900	284	428	9	0
Receive	6-Month EUR-EURIBOR	0.400%	03/14/2015	EUR	4,400	(6)	2	1	0
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024		17,300	(185)	(65)	59	0
Receive	6-Month GBP-LIBOR	3.000%	09/17/2024	GBP	4,600	(24)	(32)	28	0

Total Swap Agreements						$(409)	$(1,068)	$284	$(7)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(h)	Securities with an aggregate market value of $1,266 and cash of $5,636 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$272	$284	$556	$(84)	$(34)	$(7)	$(125)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		BRL	2,169	$		914	$0	$(42)
	04/2014		EUR	32,590			44,730	0	(168)
	04/2014	$		958		BRL	2,169	0	(2)
	05/2014		EUR	963	$		1,323	0	(4)

114	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2014		JPY	317,200	$		3,071	$0	$(3)
	05/2014		MXN	27,635			2,076	0	(34)
	05/2014	$		5,853		MXN	78,026	104	0
	06/2014		GBP	166	$		274	0	(3)

BPS	04/2014		BRL	1,322			561	0	(21)
	04/2014	$		584		BRL	1,322	0	(2)
	05/2014		MXN	6,928	$		526	0	(3)
	05/2014	$		1,085		JPY	110,607	0	(13)
	05/2014			3,191		MXN	42,625	63	0
	06/2014		GBP	106	$		175	0	(2)
	08/2014		MXN	447,383			33,223	0	(675)

BRC	04/2014		BRL	1,170			517	1	0
	04/2014	$		500		BRL	1,170	15	0
	05/2014			1,034		JPY	105,956	0	(7)
	06/2014		BRL	11,893	$		4,821	0	(337)
	06/2014		GBP	1,376			2,270	0	(23)
	06/2014	$		9,577		GBP	5,763	25	0

CBK	04/2014		BRL	199	$		88	0	0
	04/2014		EUR	402			553	0	(1)
	04/2014	$		84		BRL	199	4	0
	05/2014		JPY	1,777,038	$		17,392	174	(2)
	05/2014		MXN	7,670			579	0	(5)
	05/2014	$		539		AUD	584	1	0
	06/2014		BRL	16,266	$		6,625	0	(428)
	06/2014		CAD	1,957			1,763	0	(4)
	06/2014		GBP	2,527			4,190	0	(20)

DUB	04/2014		EUR	45			62	0	0
	05/2014			408			562	0	0
	05/2014		MXN	36,944			2,799	0	(22)

FBF	05/2014		EUR	2,911			4,007	0	(3)
	05/2014		MXN	6,159			459	0	(11)
	05/2014	$		546		MXN	7,326	13	0

GLM	04/2014		BRL	1,170	$		500	0	(15)
	04/2014	$		517		BRL	1,170	0	(1)
	05/2014		MXN	57,227	$		4,298	0	(71)
	06/2014		GBP	4,357			7,300	40	0

HUS	04/2014		EUR	1,210			1,683	16	0
	04/2014	$		1,977		EUR	1,433	0	(3)
	05/2014		MXN	7,606	$		572	0	(9)
	05/2014	$		914		MXN	12,151	14	0

JPM	04/2014		BRL	9,016	$		3,820	0	(154)
	04/2014	$		3,984		BRL	9,016	0	(11)
	06/2014		BRL	3,754	$		1,521	0	(107)
	08/2014		MXN	74,117			5,491	0	(125)

MSC	08/2014			323,948			23,979	0	(566)
	01/2015		BRL	36,391			13,932	0	(961)

RYL	04/2014	$		48,502		EUR	35,205	0	(2)
	05/2014		EUR	35,205	$		48,499	3	0

SOG	05/2014		MXN	72,692			5,490	0	(60)

UAG	04/2014		BRL	13,048			5,752	15	(13)
	04/2014		EUR	2,391			3,322	28	0
	04/2014	$		5,453		BRL	13,048	298	0
	05/2014		BRL	8,693	$		3,637	0	(162)
	05/2014		MXN	22,053			1,648	0	(35)
	05/2014	$		172		CAD	191	1	0
	05/2014			1,684		MXN	22,352	23	0

Total Forward Foreign Currency Contracts								$838	$(4,130)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	115

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	1,600	$133	$160

RYL	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		2,500	199	251

Total Purchased Options								$332	$411

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	6,700	$(126)	$(190)

RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		10,500	(200)	(298)

								$(326)	$(488)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014	EUR	8,900	$(31)	$(26)

CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		15,100	(51)	(19)

GST	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.000%	06/18/2014		600	(2)	(1)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		4,400	(15)	(13)

JPM	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		3,400	(12)	(10)

							$(111)	$(69)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	100.750	05/20/2014	$	800	$(5)	$(3)
	Put - OTC USD versus JPY		80.000	02/18/2019		4,600	(253)	(239)
	Put - OTC USD versus JPY		80.000	02/28/2019		1,200	(65)	(63)

BRC	Put - OTC USD versus JPY		91.000	02/18/2016		2,100	(50)	(45)

CBK	Put - OTC USD versus JPY		99.700	05/20/2014		1,200	(8)	(3)
	Call - OTC USD versus RUB	RUB	37.380	04/10/2014		1,100	(8)	0

FBF	Call - OTC USD versus MXN	MXN	13.550	05/15/2014		1,300	(23)	(4)

GLM	Call - OTC USD versus BRL	BRL	2.400	04/03/2014		2,000	(11)	0
	Call - OTC USD versus BRL		2.500	05/15/2014		2,300	(49)	(3)
	Put - OTC USD versus JPY	JPY	100.600	05/20/2014		1,600	(11)	(7)
	Call - OTC USD versus MXN	MXN	13.450	04/10/2014		100	(1)	0

HUS	Put - OTC USD versus JPY	JPY	102.000	04/07/2014		3,600	(14)	(5)

JPM	Put - OTC USD versus JPY		91.000	02/18/2016		5,900	(149)	(127)

UAG	Put - OTC USD versus JPY		101.000	04/23/2014		2,900	(13)	(6)

							$(660)	$(505)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae 3.500% due 05/01/2044	$98.375	05/05/2014	$	4,000	$(20)	$(6)
	Call - OTC Fannie Mae 3.500% due 05/01/2044	101.375	05/05/2014		4,000	(14)	(8)

						$(34)	$(14)

Total Written Options						$(1,131)	$(1,076)

116	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at 03/31/2013	0	$63,900	EUR	8,800	GBP	0	$(511)
Sales	274	616,830		44,600		12,000	(2,606)
Closing Buys	0	(403,500)		0		0	801
Expirations	(84)	(203,930)		(16,600)		(12,000)	1,035
Exercised	0	(17,400)		(4,400)		0	63

Balance at 03/31/2014	190	$55,900	EUR	32,400	GBP	0	$(1,218)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$	2,100	$(86)	$24	$0	$(62)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		6,000	(323)	19	0	(304)
	Volvo Treasury AB	1.000%	03/20/2021	1.309%	EUR	600	(33)	17	0	(16)

BRC	Russia Government International Bond	1.000%	03/20/2019	2.107%	$	700	(40)	4	0	(36)
	Volvo Treasury AB	1.000%	03/20/2021	1.309%	EUR	500	(26)	12	0	(14)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$	2,300	(95)	27	0	(68)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		1,200	(77)	16	0	(61)

DUB	Brazil Government International Bond	1.000%	03/20/2019	1.627%		600	(21)	4	0	(17)

GST	Brazil Government International Bond	1.000%	03/20/2019	1.627%		400	(17)	6	0	(11)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		1,500	(90)	14	0	(76)

HUS	Brazil Government International Bond	1.000%	03/20/2019	1.627%		3,100	(130)	39	0	(91)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	2.827%		700	(46)	(11)	0	(57)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		3,000	(177)	25	0	(152)

MYC	Barclays Bank PLC	1.000%	06/20/2015	0.204%	EUR	1,600	18	5	23	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$	2,100	(92)	30	0	(62)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	2.827%		700	(48)	(10)	0	(58)

							$(1,283)	$221	$23	$(1,085)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (4)
								Asset	Liability
BOA	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019	JPY	650,000	$42	$12	$54	$0

BRC	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019		360,000	22	8	30	0

DUB	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019		450,000	27	11	38	0

GST	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019		330,000	22	6	28	0

						$113	$37	$150	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	117

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	31,400	$34	$(290)	$0	$(256)
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		29,900	42	51	93	0

BPS	Pay	1-Year BRL-CDI	12.935%	01/02/2017		38,700	86	130	216	0
	Pay	28-Day MXN-TIIE	6.740%	10/26/2023	MXN	54,300	0	60	60	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		37,300	(23)	77	54	0

BRC	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		28,800	(21)	2	0	(19)

CBK	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		26,700	(17)	0	0	(17)

DUB	Pay	1-Year BRL-CDI	8.875%	01/02/2017	BRL	12,700	5	(389)	0	(384)

FBF	Pay	1-Year BRL-CDI	8.935%	01/02/2017		4,100	(6)	(111)	0	(117)

GLM	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	37,100	(8)	62	54	0

HUS	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	6,100	18	16	34	0

JPM	Pay	28-Day MXN-TIIE	6.250%	06/05/2023	MXN	46,200	(25)	(34)	0	(59)

MYC	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	6,600	10	(63)	0	(53)
	Pay	28-Day MXN-TIIE	6.250%	06/05/2023	MXN	10,000	(8)	(4)	0	(12)

SOG	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		11,000	3	13	16	0

UAG	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	5,900	12	20	32	0

							$102	$(460)	$559	$(917)

TOTAL RETURN SWAPS ON CONVERTIBLE SECURITIES

Counterparty	Pay/ Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	554	Not Applicable, Fully Funded	02/11/2015	$84	$84	$2	$86	$0

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/ Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Receive	ERAUSST Index	66,456	1-Month USD-LIBOR less a specified spread	09/30/2014	$163,867		$1,397	$1,397	$0

JPM	Receive	ERAUSST Index	7,207	1-Month USD-LIBOR less a specified spread	06/13/2014	13,985		3,937	3,937	0
	Receive	ERAUSST Index	129,025	1-Month USD-LIBOR less a specified spread	10/31/2014	287,810		33,043	33,043	0
	Receive	ERAUSST Index	8,655	1-Month USD-LIBOR less a specified spread	04/13/2015	21,521		0	0	0

								$38,377	$38,377	$0

Total Swap Agreements							$(984)	$38,177	$39,195	$(2,002)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(j)	Securities with an aggregate market value of $4,058 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$104	$0	$147	$251	$(256)	$(305)	$(638)	$(1,199)	$(948)	$851	$(97)
BPS	63	0	330	393	(716)	(26)	0	(742)	(349)	0	(349)
BRC	41	0	30	71	(367)	(45)	(69)	(481)	(410)	331	(79)
CBK	179	160	0	339	(460)	(212)	(146)	(818)	(479)	531	52
DUB	0	0	124	124	(22)	0	(401)	(423)	(299)	423	124
FBF	13	0	1,397	1,410	(14)	(4)	(117)	(135)	1,275	(2,900)	(1,625)
GLM	40	0	54	94	(87)	(10)	0	(97)	(3)	0	(3)

118	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
GST	$0	$0	$28	$28	$0	$(14)	$(87)	$(101)	$(73)	$0	$(73)
HUS	30	0	34	64	(12)	(5)	(300)	(317)	(253)	280	27
JPM	0	0	36,980	36,980	(397)	(151)	(59)	(607)	36,373	(29,704)	6,669
MSC	0	0	0	0	(1,527)	0	0	(1,527)	(1,527)	(240)	(1,767)
MYC	0	0	23	23	0	0	(185)	(185)	(162)	57	(105)
RYL	3	251	0	254	(2)	(298)	0	(300)	(46)	0	(46)
SOG	0	0	16	16	(60)	0	0	(60)	(44)	0	(44)
UAG	365	0	32	397	(210)	(6)	0	(216)	181	0	181

Total Over the Counter	$838	$411	$39,195	$40,444	$(4,130)	$(1,076)	$(2,002)	$(7,208)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$272	$272
Swap Agreements	0	0	0	0	284	284

	$0	$0	$0	$0	$556	$556

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$838	$0	$838
Purchased Options	0	0	0	0	411	411
Swap Agreements	0	259	38,377	0	559	39,195

	$0	$259	$38,377	$838	$970	$40,444

	$0	$259	$38,377	$838	$1,526	$41,000

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$84	$84
Futures	0	0	0	0	34	34
Swap Agreements	0	0	0	0	7	7

	$0	$0	$0	$0	$125	$125

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,130	$0	$4,130
Written Options	0	69	0	505	502	1,076
Swap Agreements	0	1,085	0	0	917	2,002

	$0	$1,154	$0	$4,635	$1,419	$7,208

	$0	$1,154	$0	$4,635	$1,544	$7,333

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	119

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund (Cont.)

March 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$30	$30
Futures	0	0	123	0	(663)	(540)
Swap Agreements	0	270	0	0	371	641

	$0	$270	$123	$0	$(262)	$131

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,585)	$0	$(1,585)
Written Options	0	45	0	404	1,195	1,644
Swap Agreements	0	(106)	133,280	0	(1,530)	131,644

	$0	$(61)	$133,280	$(1,181)	$(335)	$131,703

	$0	$209	$133,403	$(1,181)	$(597)	$131,834

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	(248)	(248)
Swap Agreements	0	(60)	0	0	(433)	(493)

	$0	$(60)	$0	$0	$(678)	$(738)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,261)	$0	$(4,261)
Purchased Options	0	0	0	17	50	67
Written Options	0	43	0	116	(230)	(71)
Swap Agreements	0	216	15,748	0	(472)	15,492

	$0	$259	$15,748	$(4,128)	$(652)	$11,227

	$0	$199	$15,748	$(4,128)	$(1,330)	$10,489

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$10,673	$0	$10,673
Corporate Bonds & Notes
Banking & Finance	0	68,767	0	68,767
Industrials	0	31,305	120	31,425
Utilities	0	16,592	0	16,592
Municipal Bonds & Notes
California	0	717	0	717
Louisiana	0	323	0	323
Massachusetts	0	105	0	105
New York	0	3,776	0	3,776
Ohio	0	1,239	0	1,239
Pennsylvania	0	108	0	108
U.S. Government Agencies	0	59,286	0	59,286
U.S. Treasury Obligations	0	36,789	0	36,789
Mortgage-Backed Securities	0	24,578	2,014	26,592
Asset-Backed Securities	0	21,124	0	21,124
Sovereign Issues	0	82,122	0	82,122
Preferred Securities
Banking & Finance	2,236	0	0	2,236
Short-Term Instruments
Certificates of Deposit	0	7,702	0	7,702
Repurchase Agreements	0	591	0	591
Mexico Treasury Bills	0	65,067	0	65,067
U.S. Treasury Bills	0	5,323	0	5,323
	$2,236	$436,187	$2,134	$440,557

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$73,649	$0	$0	$73,649

Total Investments	$75,885	$436,187	$2,134	$514,206

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(39,649)	$0	$(39,649)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	272	284	0	556
Over the counter	0	40,358	86	40,444
	$272	$40,642	$86	$41,000

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(34)	(91)	0	(125)
Over the counter	0	(7,208)	0	(7,208)
	$(34)	$(7,299)	$0	$(7,333)

Totals	$76,123	$429,881	$2,220	$508,224

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

120	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Worldwide Fundamental Advantage AR Strategy Fund

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 70.1%

BANK LOAN OBLIGATIONS 1.5%
Axalta Coating Systems U.S. Holdings, Inc.
4.000% due 02/01/2020		$1,985	$1,990
Biomet, Inc.
3.654% due 07/25/2017		9,906	9,931
BMC Software Finance, Inc.
5.000% due 09/10/2020		15,362	15,373
Charter Communications Operating LLC
3.000% due 07/01/2020		6,154	6,110
Dell, Inc.
3.750% due 10/29/2018		7,556	7,542
H.J. Heinz Co.
3.500% due 06/05/2020		9,032	9,093
MGM Resorts International
3.500% due 12/20/2019		1,975	1,975
Phillips-Van Heusen Corp.
3.250% due 02/13/2020		1,297	1,301
Realogy Corp.
4.500% due 03/05/2020		2,970	2,992
Tesoro Corp.
2.403% due 05/30/2016		1,193	1,202

Total Bank Loan Obligations (Cost $57,184)			57,509

CORPORATE BONDS & NOTES 22.5%

BANKING & FINANCE 11.3%
Ally Financial, Inc.
2.436% due 12/01/2014		1,925	1,932
2.500% due 03/15/2017 (f)		5,000	4,992
3.125% due 01/15/2016		100	102
3.500% due 07/18/2016		16,200	16,726
3.635% due 06/20/2014		4,600	4,639
4.625% due 06/26/2015		7,060	7,328
5.500% due 02/15/2017		400	436
6.250% due 12/01/2017		500	560
6.750% due 12/01/2014		4,600	4,775
7.500% due 09/15/2020		1,100	1,312
8.300% due 02/12/2015		9,100	9,640
American Campus Communities Operating Partnership LP
3.750% due 04/15/2023		3,200	3,058
American Express Co.
7.000% due 03/19/2018		300	356
American Honda Finance Corp.
0.609% due 05/26/2016		15,600	15,678
Aviation Loan Trust
2.343% due 12/15/2022		4,468	4,198
Banca Monte dei Paschi di Siena SpA
3.125% due 06/30/2015	EUR	1,196	1,685
4.875% due 09/15/2016		12,250	18,158
5.000% due 02/09/2019		2,600	3,956
Banco de Credito del Peru
5.375% due 09/16/2020		$1,100	1,170
Banco do Brasil S.A.
6.000% due 01/22/2020		600	656
Banco Santander Brasil S.A.
4.625% due 02/13/2017		1,600	1,692
Banco Santander Chile
3.875% due 09/20/2022		1,700	1,657
Bancolombia S.A.
5.950% due 06/03/2021		1,200	1,287
Bank of America Corp.
1.103% due 04/01/2019 (b)		29,000	29,007
2.650% due 04/01/2019 (b)		9,700	9,745
6.875% due 04/25/2018		1,900	2,243

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Barclays Bank PLC
10.179% due 06/12/2021		$3,010	$4,051
14.000% due 06/15/2019 (e)	GBP	2,177	4,925
BM&FBovespa S.A.
5.500% due 07/16/2020		$600	644
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		1,900	1,946
British Land Co. PLC
6.750% due 03/31/2020	GBP	400	774
Cantor Fitzgerald LP
7.875% due 10/15/2019		$1,700	1,806
CIT Group, Inc.
4.250% due 08/15/2017		2,500	2,625
4.750% due 02/15/2015		7,600	7,828
5.000% due 05/15/2017		8,100	8,697
5.250% due 04/01/2014		5,115	5,115
6.625% due 04/01/2018		600	674
Citigroup, Inc.
1.700% due 07/25/2016		11,300	11,436
6.125% due 05/15/2018		500	575
Credit Suisse
6.500% due 08/08/2023		7,200	7,920
Eksportfinans ASA
2.000% due 09/15/2015		400	398
2.375% due 05/25/2016		4,000	3,970
3.000% due 11/17/2014		200	201
5.500% due 05/25/2016		1,300	1,375
5.500% due 06/26/2017		500	533
Essex Portfolio LP
3.250% due 05/01/2023		2,300	2,160
European Financial Stability Facility
1.250% due 07/31/2018	EUR	16,700	23,363
Ford Motor Credit Co. LLC
1.333% due 08/28/2014		$15,800	15,863
8.700% due 10/01/2014		2,200	2,290
General Motors Financial Co., Inc.
2.750% due 05/15/2016		200	203
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	6,800	10,321
GMAC International Finance BV
7.500% due 04/21/2015		100	146
HBOS PLC
0.935% due 09/06/2017		$400	396
0.988% due 03/29/2016	EUR	300	412
6.750% due 05/21/2018		$1,800	2,044
HSBC Finance Corp.
0.666% due 06/01/2016		100	100
International Lease Finance Corp.
4.875% due 04/01/2015		2,950	3,068
5.650% due 06/01/2014		7,800	7,865
5.750% due 05/15/2016		3,100	3,342
6.500% due 09/01/2014		1,120	1,148
6.750% due 09/01/2016		6,550	7,320
7.125% due 09/01/2018		100	117
8.625% due 09/15/2015		7,100	7,846
8.750% due 03/15/2017		200	236
Intesa Sanpaolo SpA
3.125% due 01/15/2016		1,600	1,639
Itau Unibanco Holding S.A.
5.500% due 08/06/2022		3,700	3,719
5.650% due 03/19/2022		1,100	1,110
JPMorgan Chase & Co.
0.756% due 02/15/2017		34,000	34,053
3.450% due 03/01/2016		1,100	1,153
LBG Capital PLC
7.625% due 10/14/2020	EUR	200	298
7.875% due 11/01/2020		$500	549

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
15.000% due 12/21/2019	EUR	700	$1,474
15.000% due 12/21/2019	GBP	200	486
Leveraged Finance Europe Capital BV
0.810% due 11/15/2017	EUR	408	563
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		$1,400	1,919
RCI Banque S.A.
3.500% due 04/03/2018		8,000	8,320
Sberbank of Russia Via SB Capital S.A.
5.180% due 06/28/2019		1,400	1,428
5.400% due 03/24/2017		700	729
5.717% due 06/16/2021		3,400	3,449
6.125% due 02/07/2022		3,700	3,820
Skandinaviska Enskilda Banken AB
1.375% due 05/29/2018		3,400	3,337
SL Green Realty Corp.
4.500% due 12/01/2022		3,800	3,766
SLM Corp.
3.875% due 09/10/2015		1,200	1,242
5.050% due 11/14/2014		124	127
6.000% due 01/25/2017		400	438
6.250% due 01/25/2016		6,400	6,904
8.450% due 06/15/2018		1,650	1,949
Springleaf Finance Corp.
5.400% due 12/01/2015		1,300	1,365
Standard Chartered PLC
3.200% due 05/12/2016		300	313
3.950% due 01/11/2023		1,000	957
Swedbank Hypotek AB
1.375% due 03/28/2018		16,800	16,566
Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	9,600	16,785

			419,179

INDUSTRIALS 7.4%
ADT Corp.
4.125% due 06/15/2023		$1,200	1,077
6.250% due 10/15/2021		2,500	2,572
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		7,500	8,231
American Tower Corp.
3.500% due 01/31/2023		1,300	1,232
Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	4,600	6,757
Baidu, Inc.
3.500% due 11/28/2022		$1,600	1,532
Cemex S.A.B. de C.V.
4.989% due 10/15/2018		4,900	5,194
5.875% due 03/25/2019		2,500	2,597
7.250% due 01/15/2021		5,000	5,475
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		2,200	2,358
CNH Capital LLC
3.625% due 04/15/2018		5,000	5,113
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023		400	408
CNOOC Finance Ltd.
3.000% due 05/09/2023		600	544
Con-way, Inc.
7.250% due 01/15/2018		2,500	2,918
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		538	567
Crown Castle International Corp.
5.250% due 01/15/2023		2,400	2,451
CST Brands, Inc.
5.000% due 05/01/2023		1,500	1,481

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	121

Schedule of Investments PIMCO Worldwide Fundamental Advantage AR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CVS Pass-Through Trust
7.507% due 01/10/2032		$182	$225
DISH DBS Corp.
6.625% due 10/01/2014		4,725	4,855
7.125% due 02/01/2016		800	876
7.750% due 05/31/2015		3,900	4,188
Ensco PLC
4.700% due 03/15/2021		100	108
Enterprise Products Operating LLC
6.500% due 01/31/2019		100	118
ERAC USA Finance LLC
6.200% due 11/01/2016		1,000	1,122
First Quantum Minerals Ltd.
6.750% due 02/15/2020		988	1,005
7.000% due 02/15/2021		988	1,010
Freeport-McMoRan Copper & Gold, Inc.
2.375% due 03/15/2018		3,500	3,494
3.875% due 03/15/2023		15,000	14,371
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020		15,800	15,583
HCA, Inc.
4.750% due 05/01/2023		1,000	991
6.500% due 02/15/2016		300	326
6.500% due 02/15/2020		2,900	3,255
7.250% due 09/15/2020		200	217
7.875% due 02/15/2020		4,200	4,481
8.500% due 04/15/2019		3,000	3,141
Hertz Corp.
4.250% due 04/01/2018		3,250	3,364
HJ Heinz Finance Co.
7.125% due 08/01/2039		7,100	7,615
Intel Corp.
4.000% due 12/15/2032		1,500	1,461
Kinder Morgan Energy Partners LP
9.000% due 02/01/2019		400	507
Lennar Corp.
5.600% due 05/31/2015		200	210
Lukoil International Finance BV
6.125% due 11/09/2020		8,600	8,944
Mallinckrodt International Finance S.A.
3.500% due 04/15/2018		800	789
4.750% due 04/15/2023		2,000	1,906
Masco Corp.
6.125% due 10/03/2016		2,000	2,205
MGM Resorts International
6.625% due 07/15/2015		10,330	11,001
7.500% due 06/01/2016		900	1,007
New York Times Co.
5.000% due 03/15/2015		300	309
NXP BV
3.500% due 09/15/2016		9,100	9,350
OGX Austria GmbH
8.500% due 06/01/2018 ^		1,600	120
Orion Engineered Carbons Bondco GmbH
10.000% due 06/15/2018	EUR	11,610	17,495
Outerwall, Inc.
6.000% due 03/15/2019		$2,300	2,415
Petrobras International Finance Co.
5.750% due 01/20/2020		1,800	1,888
7.875% due 03/15/2019		7,240	8,296
PHH Corp.
6.375% due 08/15/2021		4,250	4,409
Range Resources Corp.
6.750% due 08/01/2020		500	543
Reynolds Group Issuer, Inc.
6.875% due 02/15/2021		870	944

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.125% due 04/15/2019		$400	$425
7.875% due 08/15/2019		200	221
Rockies Express Pipeline LLC
6.850% due 07/15/2018		850	882
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017		1,600	1,672
Schaeffler Finance BV
4.250% due 05/15/2018	EUR	3,000	4,319
4.750% due 05/15/2021		$3,500	3,596
Sensata Technologies BV
4.875% due 10/15/2023		3,250	3,209
Sinopec Group Overseas Development Ltd.
4.375% due 10/17/2023		900	910
Softbank Corp.
4.500% due 04/15/2020		9,500	9,500
Tenet Healthcare Corp.
6.000% due 10/01/2020		4,900	5,252
Time Warner Cos., Inc.
7.250% due 10/15/2017		2,100	2,481
Time Warner, Inc.
3.150% due 07/15/2015		650	672
Times Square Hotel Trust
8.528% due 08/01/2026		3,328	4,335
Trionista Holdco GmbH
5.000% due 04/30/2020	EUR	400	579
Unitymedia Hessen GmbH & Co. KG
5.625% due 04/15/2023		10,600	15,899
Unitymedia KabelBW GmbH
9.625% due 12/01/2019		5,500	8,307
VeriSign, Inc.
4.625% due 05/01/2023		$5,000	4,825
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018		10,000	11,050

			272,785

UTILITIES 3.8%
Access Midstream Partners LP
4.875% due 05/15/2023		1,000	1,012
AES Corp.
8.000% due 10/15/2017		280	332
BP Capital Markets PLC
4.500% due 10/01/2020		200	218
CMS Energy Corp.
4.250% due 09/30/2015		1,000	1,048
5.050% due 02/15/2018		1,300	1,442
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017		700	720
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		6,900	6,788
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		13,700	16,234
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022		2,300	2,220
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022		7,200	6,399
Petrobras Global Finance BV
2.379% due 01/15/2019		2,800	2,740
2.593% due 03/17/2017		13,600	13,685
3.113% due 03/17/2020		10,800	10,816
Rosneft Finance S.A.
7.875% due 03/13/2018		7,600	8,531
Sprint Communications, Inc.
6.000% due 12/01/2016		2,600	2,857
8.375% due 08/15/2017		3,800	4,489
9.125% due 03/01/2017		10,900	12,944

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Telecom Italia SpA
7.375% due 12/15/2017	GBP	8,900	$16,621
Verizon Communications, Inc.
4.500% due 09/15/2020		$3,700	4,026
5.150% due 09/15/2023		4,600	5,044
6.400% due 09/15/2033		3,300	3,929
6.550% due 09/15/2043		10,300	12,580
VimpelCom Holdings BV
5.200% due 02/13/2019		5,000	4,775
Virginia Electric and Power Co.
5.400% due 04/30/2018		500	568

			140,018

Total Corporate Bonds & Notes (Cost $820,732)			831,982

MUNICIPAL BONDS & NOTES 2.0%

ARIZONA 0.1%
Arizona Transportation Board Revenue Bonds, Series 2011
5.250% due 07/01/2024		1,400	1,618

CALIFORNIA 0.8%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		800	1,073
Bay Area Toll Authority, California Revenue Bonds, Series 2008
1.160% due 04/01/2045		500	501
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049		100	116
California State General Obligation Bonds, (BABs), Series 2009
7.350% due 11/01/2039		1,600	2,156
7.500% due 04/01/2034		5,620	7,586
California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040		400	559
7.950% due 03/01/2036		200	236
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039		200	232
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033		200	247
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039		100	118
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039		500	567
5.813% due 06/01/2040		200	227
University of California Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049		100	126
University of California Revenue Bonds, Series 2013
2.900% due 05/15/2024		5,000	4,761
4.062% due 05/15/2033		5,000	4,799
Ventura County, California Public Financing Authority Revenue Bonds, Series 2013
5.000% due 11/01/2025		1,000	1,145
5.000% due 11/01/2026		1,000	1,135
5.000% due 11/01/2028		1,000	1,117
5.000% due 11/01/2029		2,000	2,213
5.000% due 11/01/2030		1,200	1,318

			30,232

122	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	$1,100	$1,227

IOWA 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	2,695	2,700

MISSOURI 0.0%
Missouri Joint Municipal Electric Utility Commission Revenue Bonds, (BABs), Series 2009
6.890% due 01/01/2042	100	118

NEW YORK 0.7%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	500	607
New York City, New York Water & Sewer System Revenue Bonds, Series 2012
5.000% due 06/15/2047	1,600	1,688
New York City, New York Water & Sewer System Revenue Bonds, Series 2013
5.000% due 06/15/2034	15,000	16,422
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.389% due 03/15/2040	200	228
New York State Thruway Authority Revenue Bonds, (AGM Insured), Series 2005
5.000% due 01/01/2032	6,555	6,804
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	100	117
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	1,200	1,125

		26,991

OHIO 0.0%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	200	287

PENNSYLVANIA 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	100	110

SOUTH DAKOTA 0.1%
Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
2.156% due 06/01/2018	2,500	2,560

TEXAS 0.1%
Austin, Texas Water & Wastewater System Revenue Bonds, Series 2012
5.000% due 11/15/2037	500	543
Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2012
5.000% due 11/01/2030	700	770
North Texas Tollway Authority Revenue Bonds, Series 2011
5.250% due 09/01/2027	700	796

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Texas Transportation Commission Revenue Bonds, Series 2010
5.178% due 04/01/2030	$100	$114

		2,223

WISCONSIN 0.1%
University of Wisconsin Hospitals & Clinics Authority Revenue Bonds, Series 2013
5.000% due 04/01/2038	5,000	5,162

Total Municipal Bonds & Notes (Cost $75,540)		73,228

U.S. GOVERNMENT AGENCIES 6.1%
Fannie Mae
0.524% due 05/25/2037	136	136
0.554% due 04/25/2037	165	166
0.564% due 09/25/2035	97	98
0.604% due 12/25/2040	682	685
0.654% due 05/25/2040	454	456
0.704% due 09/25/2041	392	394
0.754% due 01/25/2034	484	490
0.804% due 02/25/2024	252	255
0.904% due 01/25/2040	745	754
1.054% due 03/25/2032	137	140
2.500% due 12/01/2027 - 03/01/2043	521	521
3.000% due 06/25/2042 (a)	10,341	1,655
3.000% due 03/01/2043 - 09/01/2043	57,549	55,723
3.500% due 01/01/2026 - 04/01/2044	8,367	8,485
4.000% due 06/01/2018 - 04/01/2044	56,705	59,197
4.500% due 12/01/2017 - 10/01/2024	4,522	4,797
5.000% due 02/01/2032 - 04/01/2033	130	143
6.096% due 03/25/2024 (a)	3,576	421
6.146% due 03/25/2038 (a)	2,766	424
6.226% due 03/25/2037 (a)	462	57
6.446% due 08/25/2041 (a)	1,802	266
6.496% due 07/25/2039 (a)	965	160
12.352% due 03/25/2040	353	413
Freddie Mac
0.455% due 02/15/2037	37	37
0.505% due 05/15/2036	93	93
0.555% due 11/15/2043	76,185	76,126
0.655% due 11/15/2040 - 02/15/2041	1,008	1,012
5.500% due 08/15/2030	1	1
6.045% due 06/15/2038 - 10/15/2042 (a)	12,523	1,928
7.604% due 12/15/2042	2,096	1,902
7.845% due 02/15/2032 (a)	929	213
9.590% due 01/15/2041	1,120	1,133
11.576% due 09/15/2041	51	54
12.735% due 02/15/2041	6	6
Ginnie Mae
0.457% due 12/20/2042	6,940	6,916
2.500% due 02/20/2043	1,002	969
8.691% due 09/20/2040	804	810

Total U.S. Government Agencies (Cost $227,227)		227,036

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 4.1%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022	$34,308	$33,640
0.125% due 07/15/2022	120,625	118,236

Total U.S. Treasury Obligations (Cost $154,361)		151,876

MORTGAGE-BACKED SECURITIES 3.7%
Banc of America Alternative Loan Trust
6.000% due 06/25/2046	1,287	1,098
Banc of America Commercial Mortgage Trust
5.309% due 10/10/2045	397	398
Banc of America Funding Corp.
2.683% due 02/20/2036	124	124
Bear Stearns Adjustable Rate Mortgage Trust
2.487% due 08/25/2033	364	367
2.505% due 05/25/2034	4	4
2.761% due 02/25/2034	1,764	1,736
Bear Stearns Alt-A Trust
2.101% due 10/25/2033	21	20
2.555% due 09/25/2034	515	465
Bear Stearns Commercial Mortgage Securities Trust
5.429% due 01/12/2045	4,253	4,310
Bella Vista Mortgage Trust
2.497% due 11/20/2034	358	339
Chase Mortgage Finance Trust
5.500% due 03/25/2037	48	47
Citigroup Commercial Mortgage Trust
2.234% due 09/10/2045 (a)	46,097	5,186
5.810% due 06/14/2050	12,389	13,651
Commercial Mortgage Trust
1.906% due 01/10/2046	4,300	4,302
Countrywide Alternative Loan Trust
4.750% due 08/25/2018	487	489
6.000% due 02/25/2037 ^	881	672
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 10/25/2034	1,460	1,484
5.500% due 01/25/2035	812	859
Credit Suisse First Boston Mortgage Securities Corp.
4.829% due 11/15/2037	9,140	9,275
DBUBS Mortgage Trust
4.537% due 07/10/2044	500	544
First Horizon Alternative Mortgage Securities
2.207% due 06/25/2034	81	80
First Horizon Asset Securities, Inc.
5.250% due 03/25/2035	519	536
GE Commercial Mortgage Corp. Trust
5.543% due 12/10/2049	8,300	9,073
GS Mortgage Securities Trust
4.753% due 03/10/2044	500	550
5.162% due 12/10/2043	500	565
5.819% due 08/10/2045	1,822	2,024
GSAA Home Equity Trust
6.000% due 04/01/2034	303	318
GSR Mortgage Loan Trust
2.651% due 09/25/2035	98	99
Impac CMB Trust
1.074% due 11/25/2034	23	22
IndyMac Mortgage Loan Trust
0.394% due 04/25/2035	181	167
JPMorgan Chase Commercial Mortgage Securities Trust
3.616% due 11/15/2043	700	742
4.878% due 01/15/2042	10,300	10,494
JPMorgan Resecuritization Trust
6.146% due 03/26/2038	7,041	5,199

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	123

Schedule of Investments PIMCO Worldwide Fundamental Advantage AR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Leek Finance Ltd.
0.494% due 09/21/2038		$9,946	$10,304
Mall Funding PLC
1.201% due 04/22/2017	GBP	1,163	1,937
MASTR Asset Securitization Trust
5.250% due 12/25/2033		$498	515
Merrill Lynch Floating Trust
0.692% due 07/09/2021		845	844
Morgan Stanley Bank of America Merrill Lynch Trust
1.740% due 02/15/2046 (a)		35,259	3,409
Morgan Stanley Re-REMIC Trust
5.819% due 08/12/2045		3,240	3,593
5.819% due 08/15/2045		12,172	13,510
Newgate Funding PLC
1.120% due 12/15/2050	GBP	50	83
Prime Mortgage Trust
0.554% due 02/25/2019		$1	1
Residential Accredit Loans, Inc. Trust
6.000% due 10/25/2034		657	691
Structured Adjustable Rate Mortgage Loan Trust
0.394% due 03/25/2035		970	879
Structured Asset Mortgage Investments Trust
0.344% due 02/25/2036		504	338
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.382% due 02/25/2034		223	220
Wachovia Bank Commercial Mortgage Trust
0.295% due 06/15/2020		8,100	8,007
WaMu Mortgage Pass-Through Certificates
0.608% due 05/25/2044		5,825	5,619
2.034% due 02/27/2034		110	109
2.415% due 08/25/2034		478	480
Wells Fargo Commercial Mortgage Trust
1.184% due 02/15/2027		11,300	11,300
Wells Fargo Mortgage-Backed Securities Trust
2.617% due 03/25/2035		67	68
2.624% due 04/25/2036 ^		64	62

Total Mortgage-Backed Securities (Cost $138,502)			137,208

ASSET-BACKED SECURITIES 2.4%
Aegis Asset-Backed Securities Trust
1.654% due 03/25/2035 ^		1,000	879
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
1.304% due 10/25/2034		1,907	1,684
Alba SPV SRL
1.800% due 04/20/2040	EUR	12,776	17,696
Asset-Backed Funding Certificates Trust
0.904% due 06/25/2035		$2,157	2,108
Asset-Backed Securities Corp. Home Equity Loan Trust
0.584% due 11/25/2035		2,100	2,016
0.794% due 07/25/2035		1,000	908
Bear Stearns Asset-Backed Securities Trust
0.564% due 12/25/2035		2,200	2,097
BNC Mortgage Loan Trust
0.254% due 05/25/2037		1,232	1,176
COA Summit CLO Ltd.
1.586% due 04/20/2023		6,500	6,479
Countrywide Asset-Backed Certificates
0.344% due 07/25/2036		1,821	1,778
0.774% due 08/25/2035		1,300	1,200
0.814% due 11/25/2033		1,896	1,831
0.854% due 09/25/2034		2,820	2,580
Educational Funding Co. LLC
0.489% due 10/25/2029		2,162	1,845

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fremont Home Loan Trust
0.394% due 01/25/2036		$493	$469
GSAMP Trust
1.204% due 06/25/2034		1,100	1,070
HSBC Home Equity Loan Trust
0.637% due 03/20/2036		1,000	873
Inwood Park CDO Ltd.
0.462% due 01/20/2021		2,463	2,450
L2L Education Loan Trust
0.495% due 06/15/2031		2,100	1,891
Landmark CDO Ltd.
0.514% due 07/15/2018		1,759	1,757
Leopard CLO BV
0.590% due 04/21/2020	EUR	279	384
LightPoint Pan-European CLO PLC
0.550% due 01/31/2022		497	675
Madison Park Funding Ltd.
0.507% due 05/10/2019		$438	438
Marathon CLO Ltd.
0.505% due 12/20/2019		254	254
Morgan Stanley Mortgage Loan Trust
0.224% due 01/25/2047		32	32
New Century Home Equity Loan Trust
0.434% due 10/25/2035		587	575
Pacifica CDO Corp.
0.499% due 01/26/2020		1,177	1,173
RAAC Series
1.354% due 09/25/2047		2,103	2,038
Race Point CLO Ltd.
1.533% due 12/15/2022		21,700	21,721
Residential Asset Mortgage Products Trust
0.324% due 05/25/2036		247	243
Residential Asset Securities Corp. Trust
0.354% due 02/25/2036		771	757
0.799% due 03/25/2035		2,315	2,156
0.829% due 02/25/2035		2,324	2,151
Securitized Asset-Backed Receivables LLC Trust
0.434% due 12/25/2035		889	849
SLM Student Loan Trust
0.473% due 12/16/2041		2,000	1,715
Structured Asset Securities Corp.
0.604% due 11/25/2035		1,400	1,198
0.814% due 02/25/2035		353	325

Total Asset-Backed Securities (Cost $87,719)			89,471

SOVEREIGN ISSUES 12.5%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2015	BRL	172,500	70,100
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		71,400	27,936
10.000% due 01/01/2023		129,700	49,613
10.000% due 01/01/2025		99,500	37,018
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$21,100	21,055
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	9,600	8,970
Italy Buoni Poliennali Del Tesoro
2.750% due 11/15/2016	EUR	66,000	94,967
Mexico Government International Bond
6.500% due 06/09/2022	MXN	80,000	6,330
7.750% due 05/29/2031		83,900	7,025
8.000% due 12/07/2023		80,000	6,947
8.500% due 11/18/2038		60,000	5,356
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		$8,900	8,980

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	7,300	$10,938
4.750% due 05/10/2018		$6,400	6,864
Spain Government International Bond
2.100% due 04/30/2017	EUR	35,500	50,240
5.850% due 01/31/2022		29,600	49,457

Total Sovereign Issues (Cost $439,503)			461,796

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
GMAC Capital Trust
8.125% due 02/15/2040		237,937	6,496

Total Preferred Securities (Cost $6,429)			6,496

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 15.1%

CERTIFICATES OF DEPOSIT 1.4%
Credit Suisse
0.444% due 01/12/2015		$29,600	29,607
Intesa Sanpaolo SpA
1.650% due 04/07/2015		22,100	22,107

			51,714

COMMERCIAL PAPER 0.0%
Ford Motor Credit Co. LLC
0.840% due 06/02/2014		1,000	999

REPURCHASE AGREEMENTS (g) 0.1%
			3,644

SHORT-TERM NOTES 0.8%
Fannie Mae
0.090% due 06/16/2014		25,100	25,099
Federal Home Loan Bank
0.050% due 05/06/2014		1,900	1,900
0.070% due 05/02/2014		1,900	1,900

			28,899

MEXICO TREASURY BILLS 10.7%
3.579% due 07/10/2014 - 08/21/2014 (c)	MXN	5,221,300	394,687

U.S. TREASURY BILLS 2.1%
0.054% due 04/10/2014 - 03/05/2015 (c)(h)(j)(l)		$78,807	78,805

Total Short-Term Instruments (Cost $551,756)			558,748

Total Investments in Securities (Cost $2,558,953)			2,595,350

124	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 29.3%

SHORT-TERM INSTRUMENTS 29.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 29.3%
PIMCO Short-Term Floating NAV Portfolio	2,376	$23
PIMCO Short-Term Floating NAV Portfolio III	108,408,839	1,083,113

Total Short-Term Instruments (Cost $1,083,302)		1,083,136

Total Investments in Affiliates (Cost $1,083,302)		1,083,136

Total Investments 99.4% (Cost $3,642,255)		$3,678,486

Financial Derivative Instruments (i)(k) 0.0% (Cost or Premiums, net $(13,361))		110

Other Assets and Liabilities, net 0.6%		21,225

Net Assets 100.0%		$3,699,821

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity, date shown represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$ 5,000	$4,992	0.13%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$3,644	Fannie Mae 2.260% due 10/17/2022	$(3,717)	$3,644	$3,644

Total Repurchase Agreements						$(3,717)	$3,644	$3,644

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $39,320 at a weighted average interest rate of (0.300%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	2.000%	04/01/2029	$1,000	$(979)	$(973)
Fannie Mae	2.500%	04/01/2029	2,000	(2,009)	(1,999)
Fannie Mae	2.500%	04/01/2044	1,000	(921)	(925)
Fannie Mae	3.000%	04/01/2044	58,000	(55,789)	(56,011)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	125

Schedule of Investments PIMCO Worldwide Fundamental Advantage AR Strategy Fund (Cont.)

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	04/01/2029	$2,000	$(2,108)	$(2,097)
Fannie Mae	3.500%	04/01/2044	6,800	(6,859)	(6,842)
Fannie Mae	4.000%	04/01/2029	3,000	(3,186)	(3,174)
Fannie Mae	4.000%	05/01/2044	54,000	(55,938)	(55,948)
Fannie Mae	4.500%	04/01/2029	5,000	(5,318)	(5,298)

Total Short Sales				$(133,107)	$(133,267)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(h)	Securities with an aggregate market value of $552 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$3,644	$0	$0	$0	$3,644	$(3,717)	$(73)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(4,025)	(4,025)	0	(4,025)
BPG	0	0	0	(2,937)	(2,937)	0	(2,937)
DEU	0	0	0	(12,365)	(12,365)	(30)	(12,395)
FOB	0	0	0	(107,837)	(107,837)	552	(107,285)
SAL	0	0	0	(6,103)	(6,103)	0	(6,103)

Total Borrowings and Other Financing Transactions	$3,644	$0	$0	$(133,267)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$124.000	04/25/2014	1,346	$(617)	$(593)

Total Written Options				$(617)	$(593)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	4	$(2)	$1	$0
Australia Government 3-Year Bond June Futures	Short	06/2014	298	30	17	(17)
Australia Government 10-Year Bond June Futures	Short	06/2014	682	(323)	84	(84)
Call Options Strike @ EUR 142.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	283	12	0	(35)
Call Options Strike @ EUR 143.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	339	(137)	87	0
Call Options Strike @ EUR 143.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	192	(111)	131	0
Call Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	119	23	36	0
Call Options Strike @ EUR 144.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	1,126	147	264	0
Call Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	187	34	34	0
Call Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	222	(25)	15	0
Canada Government 10-Year Bond June Futures	Short	06/2014	1,149	(472)	426	0
Euro-Bund 10-Year Bond June Futures	Short	06/2014	758	(859)	480	0
Put Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	222	175	0	(4)
U.S. Treasury 10-Year Note June Futures	Short	06/2014	767	508	48	0
United Kingdom Long Gilt June Futures	Short	06/2014	314	(104)	314	0

Total Futures Contracts				$(1,104)	$1,937	$(140)

126	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixe Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/18/2019	$	253,000	$(545)	$469	$2	$0
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		3,300	(82)	(139)	4	0
Receive	3-Month USD-LIBOR	3.000%	06/18/2024		157,700	(949)	120	214	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		174,300	(194)	(7,883)	850	0
Pay	6-Month AUD-BBR-BBSW	4.500%	12/11/2023	AUD	128,300	1,829	2,772	59	0
Receive	6-Month EUR-EURIBOR	0.400%	03/14/2015	EUR	21,600	(29)	13	3	0
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024		110,900	(1,184)	(410)	381	0
Receive	6-Month GBP-LIBOR	3.000%	09/17/2024	GBP	36,100	(186)	(253)	216	0

						$(1,340)	$(5,311)	$1,729	$0

Total Swap Agreements						$(1,340)	$(5,311)	$1,729	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(j)	Securities with an aggregate market value of $13,611 and cash of $25,866 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,937	$1,729	$3,666	$(593)	$(140)	$0	$(733)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		BRL	9,549	$		4,023	$0	$(186)
	04/2014		EUR	6,649			9,243	83	0
	04/2014	$		4,220		BRL	9,549	0	(11)
	04/2014			328,982		EUR	238,554	0	(338)
	05/2014		EUR	238,554	$		328,966	344	0
	05/2014		JPY	1,942,300			18,805	0	(17)
	05/2014	$		23,300		MXN	310,609	414	0
	06/2014		GBP	895	$		1,477	0	(15)

BPS	04/2014		BRL	2,713			1,199	3	0
	04/2014	$		1,149		BRL	2,713	47	0
	04/2014			2,474		GBP	1,488	7	0
	05/2014		GBP	1,488	$		2,473	0	(7)
	05/2014		JPY	19,500			191	2	0
	05/2014		MXN	252,102			19,006	0	(242)
	05/2014	$		5,753		MXN	77,115	134	0
	08/2014		MXN	3,481,240	$		258,073	0	(5,697)
	01/2015		BRL	172,514			66,025	0	(4,575)

BRC	04/2014			6,783			2,997	8	0
	04/2014		EUR	192,311			264,760	41	(218)
	04/2014	$		2,900		BRL	6,783	89	0
	04/2014			2,123		EUR	1,543	2	0
	05/2014		JPY	205,700	$		2,030	37	0
	05/2014	$		1,349		JPY	138,000	0	(12)
	06/2014		BRL	139,538	$		56,450	0	(4,058)
	06/2014		GBP	16,347			26,968	0	(270)
	06/2014	$		59,749		GBP	35,953	158	0

CBK	04/2014		GBP	1,488	$		2,484	4	0
	04/2014	$		1,007		AUD	1,127	38	0
	04/2014			4,099		EUR	2,976	1	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	127

Schedule of Investments PIMCO Worldwide Fundamental Advantage AR Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2014		JPY	10,561,258	$		103,390	$1,057	$(13)
	05/2014		MXN	58,494			4,421	0	(45)
	05/2014	$		1,881		JPY	191,600	0	(24)
	06/2014		BRL	22,284	$		9,073	0	(590)
	06/2014		CAD	12,916			11,636	0	(26)
	06/2014		GBP	24,151			39,948	0	(294)
	07/2014		MXN	98,578			7,339	0	(154)

DUB	04/2014		EUR	309			426	0	0
	04/2014		KRW	339,866			318	0	(1)
	04/2014	$		1,825		AUD	2,042	69	0
	05/2014		MXN	221,823	$		16,790	0	(146)

FBF	04/2014	$		1,775		EUR	1,278	0	(14)
	05/2014		EUR	12,396	$		17,062	0	(14)
	05/2014		MXN	75,858			5,653	0	(136)
	05/2014	$		6,720		MXN	90,170	162	0

GLM	04/2014		BRL	6,783	$		2,900	0	(90)
	04/2014	$		2,997		BRL	6,783	0	(8)
	05/2014		MXN	388,207	$		29,180	0	(459)
	06/2014		GBP	18,369			30,778	170	0

HUS	04/2014		EUR	24,043			33,436	313	0
	04/2014	$		2,980		EUR	2,160	0	(4)
	04/2014			2,511		NZD	2,972	68	0
	05/2014		MXN	7,677	$		577	0	(9)
	05/2014	$		14,978		MXN	199,128	225	0

JPM	04/2014		BRL	48,355	$		20,486	0	(825)
	04/2014	$		21,167		BRL	48,355	192	(48)
	06/2014		BRL	47,999	$		19,502	0	(1,312)
	08/2014		MXN	466,627			34,567	0	(788)

RBC	06/2014		GBP	706			1,164	0	(12)
	08/2014		MXN	1,082,219			80,633	0	(1,453)

SOG	05/2014			564,124			42,636	0	(434)
	05/2014	$		18,632		MXN	248,756	360	0

UAG	04/2014		BRL	60,142	$		26,360	56	(202)
	04/2014		EUR	23,199			32,009	148	(100)
	04/2014	$		25,228		BRL	60,142	1,278	0
	04/2014			314		KRW	339,866	5	0
	05/2014		BRL	48,634	$		20,346	0	(904)
	05/2014		JPY	15,100			148	1	0
	05/2014		MXN	66,588			4,977	0	(107)
	05/2014	$		1,868		CAD	2,076	8	0
	05/2014			20,414		MXN	270,957	273	0
	07/2014		KRW	339,866	$		313	0	(5)

Total Forward Foreign Currency Contracts								$5,797	$(23,863)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014	EUR	61,400	$(211)	$(179)

CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		95,900	(326)	(120)

GST	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.000%	06/18/2014		7,400	(20)	(11)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		28,400	(99)	(83)

JPM	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		23,000	(85)	(67)

							$(741)	$(460)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	100.750	05/20/2014	$	6,300	$(39)	$(28)
	Put - OTC USD versus JPY		80.000	02/18/2019		30,200	(1,667)	(1,567)
	Put - OTC USD versus JPY		80.000	02/28/2019		6,800	(368)	(357)

BRC	Put - OTC USD versus JPY		91.000	02/18/2016		13,600	(324)	(293)

128	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC USD versus JPY	JPY	99.700	05/20/2014	$	8,500	$(56)	$(23)
	Call - OTC USD versus RUB	RUB	37.380	04/10/2014		6,900	(48)	(1)

FBF	Call - OTC USD versus MXN	MXN	13.550	05/15/2014		16,000	(281)	(53)

GLM	Call - OTC USD versus BRL	BRL	2.400	04/03/2014		11,600	(65)	0

	Call - OTC USD versus BRL		2.500	05/15/2014		14,400	(308)	(16)
	Put - OTC USD versus JPY	JPY	100.600	05/20/2014		11,700	(79)	(48)
	Put - OTC USD versus JPY		91.000	02/18/2016		20,200	(456)	(435)
	Call - OTC USD versus MXN	MXN	13.450	04/10/2014		9,100	(57)	(3)

HUS	Put - OTC USD versus JPY	JPY	102.000	04/07/2014		21,700	(85)	(31)

JPM	Put - OTC USD versus JPY		101.250	04/17/2014		8,100	(36)	(14)
	Put - OTC USD versus JPY		91.000	02/18/2016		31,500	(803)	(679)

UAG	Put - OTC USD versus JPY		101.000	04/23/2014		11,300	(50)	(23)

							$(4,722)	$(3,571)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC Fannie Mae 3.500% due 05/01/2044	$	98.391	05/05/2014	$	6,000	$(29)	$(9)
	Call - OTC Fannie Mae 3.500% due 05/01/2044		101.391	05/05/2014		6,000	(21)	(12)

DUB	Put - OTC Fannie Mae 3.500% due 05/01/2044		98.391	05/05/2014		6,000	(33)	(9)
	Call - OTC Fannie Mae 3.500% due 05/01/2044		101.391	05/05/2014		6,000	(18)	(13)

JPM	Put - OTC Fannie Mae 3.500% due 05/01/2044		98.375	05/05/2014		10,000	(51)	(14)
	Call - OTC Fannie Mae 3.500% due 05/01/2044		101.375	05/05/2014		10,000	(34)	(21)

							$(186)	$(78)

Total Written Options							$(5,649)	$(4,109)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at 03/31/2013	0	$51,500	EUR	43,200	GBP	0	$(301)
Sales	1,744	2,572,220		288,500		75,000	(13,108)
Closing Buys	0	(1,180,700)		0		0	1,750
Expirations	(398)	(1,087,020)		(94,000)		(75,000)	5,130
Exercised	0	(84,100)		(21,600)		0	263

Balance at 03/31/2014	1,346	$271,900	EUR	216,100	GBP	0	$(6,266)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$	9,000	$(357)	$94	$0	$(263)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		14,700	(741)	(4)	0	(745)

BPS	Barclays Bank PLC	3.000%	06/20/2018	1.065%	EUR	3,000	(9)	344	335	0
	Lafarge S.A.	1.000%	12/20/2018	1.818%		10,000	(944)	442	0	(502)

BRC	Russia Government International Bond	1.000%	03/20/2019	2.107%	$	18,500	(1,076)	138	0	(938)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.627%		9,900	(421)	131	0	(290)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		16,200	(963)	142	0	(821)

DUB	Brazil Government International Bond	1.000%	03/20/2019	1.627%		9,200	(384)	115	0	(269)

GST	Brazil Government International Bond	1.000%	03/20/2019	1.627%		5,200	(221)	69	0	(152)

HUS	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	2.827%		2,900	(192)	(46)	0	(238)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		28,400	(1,688)	249	0	(1,439)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.627%		30,000	(1,269)	394	0	(875)

							$(8,265)	$2,068	$335	$(6,532)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	129

Schedule of Investments PIMCO Worldwide Fundamental Advantage AR Strategy Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (4)
								Asset	Liability
BOA	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019	JPY	4,040,000	$264	$74	$338	$0

BRC	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019		2,260,000	137	52	189	0

DUB	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019		2,890,000	173	69	242	0

GST	iTraxx Japan 21 5-Year Index	1.000%	06/20/2019		2,050,000	137	35	172	0

						$711	$230	$941	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	173,800	$187	$(1,605)	$0	$(1,418)
	Pay	1-Year BRL-CDI	12.255%	01/02/2017		26,400	(3)	28	25	0
	Pay	1-Year BRL-CDI	12.935%	01/02/2017		29,100	89	74	163	0
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		140,800	198	241	439	0

BPS	Pay	1-Year BRL-CDI	12.935%	01/02/2017		85,800	202	277	479	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	178,000	(117)	377	260	0

BRC	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		128,600	(95)	11	0	(84)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		42,400	(41)	103	62	0

CBK	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		120,200	(78)	(1)	0	(79)

DUB	Pay	1-Year BRL-CDI	8.875%	01/02/2017	BRL	98,200	48	(3,014)	0	(2,966)

FBF	Pay	28-Day MXN-TIIE	6.740%	10/26/2023	MXN	322,500	(12)	369	357	0

GLM	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		582,200	(300)	1,151	851	0

JPM	Pay	28-Day MXN-TIIE	6.250%	06/05/2023		251,800	(136)	(187)	0	(323)

UAG	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	195,200	433	658	1,091	0

							$375	$(1,518)	$3,727	$(4,870)

TOTAL RETURN SWAPS ON CONVERTIBLE SECURITIES

Counterparty	Pay/ Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	554	Not Applicable, Fully Funded	02/11/2015	$84	$84	$2	$86	$0

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/ Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	RACNLGT Index	205,510	1-Month USD-LIBOR plus a specified spread	06/16/2014	$282,681	$9,732	$9,732	$0
	Pay	RACNSGT Index	203,120	1-Month USD-LIBOR plus a specified spread	06/16/2014	266,007	(8,378)	0	(8,378)
	Receive	RACNLGT Index	223,589	1-Month USD-LIBOR plus a specified spread	07/15/2014	274,033	43,973	43,973	0

130	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Pay/ Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	RACNSGT Index	236,600	1-Month USD-LIBOR plus a specified spread	07/15/2014	280,679		$(39,075)	$0	$(39,075)
	Receive	RACNLGT Index	461,946	1-Month USD-LIBOR plus a specified spread	02/27/2015	636,952		20,114	20,114	0
	Pay	RACNSGT Index	501,802	1-Month USD-LIBOR plus a specified spread	02/27/2015	662,738		(15,043)	0	(15,043)
	Receive	RACNLGT Index	524,190	1-Month USD-LIBOR plus a specified spread	04/13/2015	725,791		20,141	20,141	0
	Pay	RACNSGT Index	544,385	1-Month USD-LIBOR plus a specified spread	04/13/2015	717,712		(17,714)	0	(17,714)
	Receive	RACNLGT Index	524,190	1-Month USD-LIBOR plus a specified spread	04/28/2015	725,791		20,136	20,136	0
	Pay	RACNSGT Index	544,385	1-Month USD-LIBOR plus a specified spread	04/28/2015	717,712		(17,705)	0	(17,705)

FBF	Receive	RACNLGT Index	155,972	1-Month USD-LIBOR plus a specified spread	11/07/2014	216,716		5,141	5,141	0
	Pay	RACNSGT Index	162,536	1-Month USD-LIBOR plus a specified spread	11/07/2014	216,278		(3,230)	0	(3,230)
	Receive	RACNLGT Index	206,592	1-Month USD-LIBOR plus a specified spread	12/04/2014	287,050		6,794	6,794	0
	Pay	RACNSGT Index	227,574	1-Month USD-LIBOR plus a specified spread	12/04/2014	302,821		(4,522)	0	(4,522)
	Receive	RACNLGT Index	369,413	1-Month USD-LIBOR plus a specified spread	01/15/2015	501,035		24,526	24,526	0
	Pay	RACNSGT Index	384,823	1-Month USD-LIBOR plus a specified spread	01/15/2015	500,608		(19,225)	0	(19,225)

								$25,665	$150,557	$(124,892)

Total Swap Agreements							$(7,095)	$26,447	$155,646	$(136,294)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(l)	Securities with an aggregate market value of $26,269 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$841	$0	$115,061	$115,902	$(567)	$(1,973)	$(100,341)	$(102,881)	$13,021	$(9,740)	$3,281
BPS	193	0	1,074	1,267	(10,521)	(179)	(502)	(11,202)	(9,935)	9,261	(674)
BRC	335	0	251	586	(4,558)	(293)	(1,022)	(5,873)	(5,287)	5,017	(270)
CBK	1,100	0	0	1,100	(1,146)	(144)	(1,190)	(2,480)	(1,380)	1,754	374
DUB	69	0	328	397	(147)	(22)	(3,235)	(3,404)	(3,007)	2,944	(63)
FBF	162	0	36,818	36,980	(164)	(53)	(26,977)	(27,194)	9,786	(8,600)	1,186
GLM	170	0	851	1,021	(557)	(502)	0	(1,059)	(38)	(80)	(118)
GST	0	0	172	172	0	(94)	(152)	(246)	(74)	0	(74)
HUS	606	0	0	606	(13)	(31)	(1,677)	(1,721)	(1,115)	1,456	341
JPM	192	0	0	192	(2,973)	(795)	(1,198)	(4,966)	(4,774)	4,532	(242)
RBC	0	0	0	0	(1,465)	0	0	(1,465)	(1,465)	1,305	(160)
SOG	360	0	0	360	(434)	0	0	(434)	(74)	(10)	(84)
UAG	1,769	0	1,091	2,860	(1,318)	(23)	0	(1,341)	1,519	(1,530)	(11)

Total Over the Counter	$5,797	$0	$155,646	$161,443	$(23,863)	$(4,109)	$(136,294)	$(164,266)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	131

Schedule of Investments PIMCO Worldwide Fundamental Advantage AR Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,937	$1,937
Swap Agreements	0	0	0	0	1,729	1,729

	$0	$0	$0	$0	$3,666	$3,666

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,797	$0	$5,797
Swap Agreements	0	1,362	150,557	0	3,727	155,646

	$0	$1,362	$150,557	$5,797	$3,727	$161,443

	$0	$1,362	$150,557	$5,797	$7,393	$165,109

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$593	$593
Futures	0	0	0	0	140	140

	$0	$0	$0	$0	$733	$733

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,863	$0	$23,863
Written Options	0	460	0	3,571	78	4,109
Swap Agreements	0	6,532	124,892	0	4,870	136,294

	$0	$6,992	$124,892	$27,434	$4,948	$164,266

	$0	$6,992	$124,892	$27,434	$5,681	$164,999

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$145	$145
Futures	0	0	0	0	(3,627)	(3,627)
Swap Agreements	0	0	0	0	(3,142)	(3,142)

	$0	$0	$0	$0	$(6,624)	$(6,624)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11,370)	$0	$(11,370)
Written Options	0	1,010	0	1,551	3,358	5,919
Swap Agreements	0	397	57,423	0	(7,079)	50,741

	$0	$1,407	$57,423	$(9,819)	$(3,721)	$45,290

	$0	$1,407	$57,423	$(9,819)	$(10,345)	$38,666

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$24	$24
Futures	0	0	0	0	(828)	(828)
Swap Agreements	0	0	0	0	(5,311)	(5,311)

	$0	$0	$0	$0	$(6,115)	$(6,115)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(18,942)	$0	$(18,942)
Purchased Options	0	0	0	10	0	10
Written Options	0	281	0	1,100	31	1,412
Swap Agreements	0	2,246	60,687	0	(1,480)	61,453

	$0	$2,527	$60,687	$(17,832)	$(1,449)	$43,933

	$0	$2,527	$60,687	$(17,832)	$(7,564)	$37,818

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

132	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$56,308	$1,201	$57,509
Corporate Bonds & Notes
Banking & Finance	0	409,989	9,190	419,179
Industrials	0	272,098	687	272,785
Utilities	0	140,018	0	140,018
Municipal Bonds & Notes
Arizona	0	1,618	0	1,618
California	0	30,232	0	30,232
Illinois	0	1,227	0	1,227
Iowa	0	2,700	0	2,700
Missouri	0	118	0	118
New York	0	26,991	0	26,991
Ohio	0	287	0	287
Pennsylvania	0	110	0	110
South Dakota	0	2,560	0	2,560
Texas	0	2,223	0	2,223
Wisconsin	0	5,162	0	5,162
U.S. Government Agencies	0	227,036	0	227,036
U.S. Treasury Obligations	0	151,876	0	151,876
Mortgage-Backed Securities	0	125,908	11,300	137,208
Asset-Backed Securities	0	89,471	0	89,471
Sovereign Issues	0	461,796	0	461,796
Preferred Securities
Banking & Finance	6,496	0	0	6,496
Short-Term Instruments
Certificates of Deposit	0	51,714	0	51,714
Commercial Paper	0	999	0	999
Repurchase Agreements	0	3,644	0	3,644
Short-Term Notes	0	28,899	0	28,899
Mexico Treasury Bills	0	394,687	0	394,687

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
U.S. Treasury Bills	$0	$78,805	$0	$78,805
	$6,496	$2,566,476	$22,378	$2,595,350

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,083,136	$0	$0	$1,083,136

Total Investments	$1,089,632	$2,566,476	$22,378	$3,678,486

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(133,267)	$0	$(133,267)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,937	1,729	0	3,666
Over the counter	0	161,357	86	161,443
	$1,937	$163,086	$86	$165,109

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(140)	(593)	0	(733)
Over the counter	0	(164,266)	0	(164,266)
	$(140)	$(164,859)	$0	$(164,999)

Totals	$1,091,429	$2,431,436	$22,464	$3,545,329

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	133

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A and Class C shares of nine funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

134	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2014

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective for interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and Note 7, Principal Risks for additional details.

In June 2013, the FASB issued an ASU providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. At this time, management is evaluating the ASU to determine whether it will impact the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally

4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

ANNUAL REPORT	MARCH 31, 2014	135

Notes to Financial Statements (Cont.)

adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

136	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2014

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market

ANNUAL REPORT	MARCH 31, 2014	137

Notes to Financial Statements (Cont.)

value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the investment advisor may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the investment advisor does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2014, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of

138	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2014

certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2014 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each

ANNUAL REPORT	MARCH 31, 2014	139

Notes to Financial Statements (Cont.)

representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$8	$0	$0	$0	$0	$8	$0	$0
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	0	48,212	(48,200)	2	0	14	11	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	7	0	0	0	0	7	0	0
PIMCO Fundamental IndexPLUS® AR Fund	2	0	0	0	1	3	0	0
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	304,919	4,130,909	(4,435,749)	(33)	(10)	36	910	0
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	0	44,612	(44,600)	2	0	14	12	0
PIMCO Low Volatility RAFI®-PLUS AR Fund	0	44,111	(44,100)	3	0	14	11	0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	21,992	766,319	(788,300)	1	(1)	11	119	0
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	682,439	2,287,464	(2,969,813)	(15)	(52)	23	865	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$250,451	$6,074,874	$(4,491,700)	$(640)	$(217)	$1,832,768	$6,573	$0
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	0	536,139	(41,800)	(8)	40	494,371	40	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	80,501	3,841,335	(3,326,200)	(622)	14	595,028	2,835	0
PIMCO Fundamental IndexPLUS® AR Fund	232,057	3,862,302	(3,143,000)	(444)	99	951,014	3,102	0
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	44	1,578,530	(498,700)	(69)	(402)	1,079,403	2,329	0
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	0	713,166	(181,600)	(24)	37	531,579	65	0
PIMCO Low Volatility RAFI®-PLUS AR Fund	0	33,304	(2,400)	0	3	30,907	4	0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	55	297,838	(224,200)	(62)	7	73,638	238	0
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0	1,465,702	(382,400)	(23)	(166)	1,083,113	1,301	0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund.

The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

140	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2014

(a) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the

ANNUAL REPORT	MARCH 31, 2014	141

Notes to Financial Statements (Cont.)

change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined

142	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2014

swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Asset Swap Agreements  Asset swap agreements convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues with fixed coupons. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

ANNUAL REPORT	MARCH 31, 2014	143

Notes to Financial Statements (Cont.)

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

144	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2014

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If a fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial

ANNUAL REPORT	MARCH 31, 2014	145

Notes to Financial Statements (Cont.)

derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the

146	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2014

Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO EM Fundamental IndexPLUS® AR Strategy, PIMCO Fundamental Advantage Absolute Return Strategy, PIMCO Fundamental IndexPLUS® AR, PIMCO International Fundamental IndexPLUS® AR Strategy and PIMCO Small Company Fundamental IndexPLUS® AR Strategy Funds.

ANNUAL REPORT	MARCH 31, 2014	147

Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund(2)	0.85%	0.30%	0.40%	0.30%	0.45%	0.45%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund(3)	0.85%	0.30%	0.40%	N/A	0.45%	0.45%
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.64%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO Fundamental IndexPLUS® AR Fund	0.54%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund(1)	0.57%	0.25%	N/A	N/A	0.35%	0.35%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	0.57%	0.25%	0.35%	N/A	0.35%	0.35%
PIMCO Low Volatility RAFI®-PLUS AR Fund	0.54%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.59%	0.25%	N/A	N/A	0.35%	0.35%
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.74%	0.25%	0.35%	N/A	0.40%	0.40%

(1)	Effective October 1, 2013, the Fund’s Investment Advisory Fee was reduced by 0.02% from 0.59% per annum.
(2)

Effective October 1, 2013, the Supervisory and Administrative Fee for the Fund, stated as a percentage of the Fund’s average daily net assets, decreased by 0.10%. Accordingly, prior to October 1, 2013, the Supervisory and Administrative Fee for the Institutional Class, Class P, Administrative Class, Class D, Class A, and Class C shares were 0.40%, 0.50%, 0.40%, 0.55%, 0.55%, and 0.55%, respectively.

(3)	Through July 31, 2016, PIMCO contractually agreed to waive 0.15% of the Investment Advisory Fee.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%

148	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2014

	Allowable Rate
	Distribution Fee	Servicing Fee
Class B
All Funds	0.75%	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2014, the Distributor received $18,851,245 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO EMG Intl Low Volatility RAFI®-PLUS AR, PIMCO Intl Low Volatility RAFI®-PLUS AR and PIMCO Low Volatility RAFI®-PLUS AR Funds’ Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049%

(calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2014, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO EMG Intl Low Volatility RAFI-PLUS® AR Fund	$46
PIMCO Intl Low Volatility RAFI-PLUS® AR Fund	43
PIMCO Low Volatility RAFI-PLUS® AR Fund	40

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the

ANNUAL REPORT	MARCH 31, 2014	149

Notes to Financial Statements (Cont.)

current market price. During the period ended March 31, 2014, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$979,971	$2,396,248
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	902,176	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	536,549	921,138
PIMCO Fundamental IndexPLUS® AR Fund	908,232	595,848
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	201,430	1,072,814
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	1,154,498	0
PIMCO Low Volatility RAFI®-PLUS AR Fund	7,144	0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	29,862	18,245
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	428,899	67,362

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$12,164,375	$13,883,216	$2,340,230	$2,951,471
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	226,867	68,414	1,085,120	7
PIMCO Fundamental Advantage Absolute Return Strategy Fund	4,503,372	5,480,238	1,366,557	910,670
PIMCO Fundamental IndexPLUS® AR Fund	7,496,278	7,557,395	1,575,847	756,380
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	12,907,924	15,298,519	976,095	1,277,787
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	306,478	67,180	958,971	12,819
PIMCO Low Volatility RAFI®-PLUS AR Fund	75,964	65,245	38,353	3,976
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	1,805,866	2,122,659	187,942	95,531
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	8,686,241	10,178,497	1,454,836	328,631

150	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2014

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (1)				PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund (2)
	Year Ended 03/31/2014		Year Ended 03/31/2013		Period from 12/30/2013 to 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	273,755	$2,640,442	104,755	$995,653	248,052	$2,396,373
Class P	3,517	33,820	2,773	28,246	1	10
Administrative Class	13	106	13	139	0	0
Class D	1,850	17,584	0	0	3	25
Class A	568	5,310	0	0	1	10
Class C	123	1,155	0	0	1	10
Issued as reinvestment of distributions
Institutional Class	3,559	34,266	40,540	423,697	0	0
Class P	1	12	61	635	0	0
Administrative Class	0	1	1	7	0	0
Class D	1	5	0	0	0	0
Class A	2	16	0	0	0	0
Class C	0	3	0	0	0	0
Cost of shares redeemed
Institutional Class	(318,358)	(2,920,754)	(17,250)	(178,951)	(39)	(368)
Class P	(3,107)	(29,129)	(2,548)	(26,126)	0	0
Administrative Class	(2)	(17)	(2)	(14)	0	0
Class D	(1,491)	(14,331)	0	0	0	0
Class A	(166)	(1,490)	0	0	0	0
Class C	(53)	(479)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(39,788)	$(233,480)	128,343	$1,243,286	248,019	$2,396,060

ANNUAL REPORT	MARCH 31, 2014	151

Notes to Financial Statements (Cont.)

	PIMCO Fundamental Advantage Absolute Return Strategy Fund (3)				PIMCO Fundamental IndexPLUS® AR Fund
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	626,971	$2,535,796	547,427	$2,356,892	107,495	$736,807	103,812	$626,224
Class P	13,295	55,689	9,634	41,665	44,095	300,516	21,391	132,275
Administrative Class	0	0	0	0	1,464	9,950	4,216	24,863
Class D	10,954	44,832	7,972	34,469	62,793	418,235	63,757	380,361
Class A	14,440	59,730	6,659	28,287	83,877	560,821	35,607	212,997
Class C	7,526	31,407	2,052	8,735	51,400	329,951	13,737	78,937
Issued as reinvestment of distributions
Institutional Class	90,125	367,371	12,022	53,271	24,426	164,662	13,547	80,546
Class P	1,345	5,496	165	728	4,522	30,433	1,034	6,187
Administrative Class	0	0	0	0	684	4,542	349	2,062
Class D	1,449	5,787	154	672	12,004	78,459	4,227	24,591
Class A	2,051	8,232	157	682	11,834	77,632	3,079	17,831
Class C	843	3,400	20	88	6,072	38,092	1,118	6,202
Cost of shares redeemed
Institutional Class	(634,713)	(2,589,924)	(217,722)	(928,742)	(93,094)	(638,682)	(23,455)	(142,203)
Class P	(14,939)	(61,840)	(3,955)	(16,802)	(19,229)	(130,823)	(2,882)	(17,339)
Administrative Class	0	0	0	0	(1,542)	(10,111)	(305)	(1,752)
Class D	(8,913)	(37,268)	(6,330)	(26,196)	(50,227)	(329,998)	(16,794)	(99,139)
Class A	(10,455)	(43,014)	(10,122)	(42,193)	(31,539)	(209,085)	(10,276)	(60,137)
Class C	(3,539)	(14,523)	(2,284)	(9,616)	(12,157)	(77,157)	(2,196)	(12,384)
Net increase (decrease) resulting from Fund share transactions	96,440	$371,171	345,849	$1,501,940	202,878	$1,354,244	209,966	$1,260,122

152	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2014

PIMCO International Fundamental IndexPLUS® AR Strategy Fund (4)				PIMCO Intl Low Volatility RAFI®-PLUS AR Fund (5)		PIMCO Low Volatility RAFI®-PLUS AR Fund (6)
Year Ended 03/31/2014		Year Ended 03/31/2013		Period from 12/30/2013 to 03/31/2014		Period from 12/30/2013 to 03/31/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

48,271	$613,961	155,066	$1,676,280	198,222	$1,999,041	10,409	$103,376
0	0	0	0	3	32	1	10
0	0	0	0	0	0	0	0
17	210	0	0	2	21	2	19
323	4,068	0	0	5	47	1	10
4	53	0	0	2	15	1	10

45,444	549,018	44,526	500,768	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0

(173,872)	(2,168,043)	(6,736)	(81,742)	(38)	(373)	(38)	(370)
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
(79,813)	$(1,000,733)	192,856	$2,095,306	198,196	$1,998,783	10,376	$103,055

ANNUAL REPORT	MARCH 31, 2014	153

Notes to Financial Statements (Cont.)

	PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund (7)				PIMCO Worldwide Fundamental Advantage AR Strategy Fund (8)
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Period from 11/30/2012 to 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,951	$38,496	817	$10,293	120,324	$1,199,510	250,266	$2,527,443
Class P	0	0	0	0	7	68	0	0
Class D	52	642	0	0	27	274	0	0
Class A	6	68	0	0	53	523	0	0
Class C	3	35	0	0	8	78	0	0
Issued as reinvestment of distributions
Institutional Class	14,075	173,108	6,082	71,855	4,964	48,951	800	8,033
Class P	0	0	0	0	0	0	0	0
Class D	0	0	0	0	0	1	0	0
Class A	0	0	0	0	0	3	0	0
Class C	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(13,890)	(171,814)	(476)	(6,000)	(8,658)	(86,075)	(24)	(242)
Class P	0	0	0	0	(1)	(8)	0	0
Class D	0	0	0	0	(13)	(128)	0	0
Class A	0	0	0	0	(2)	(18)	0	0
Class C	0	0	0	0	0	0	0	0
Net increase resulting from Fund share transactions	3,197	$40,535	6,423	$76,148	116,709	$1,163,179	251,042	$2,535,234

(1)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 86% of the Fund, and each of the two shareholders are related parties of the Fund.*
(2)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 98% of the Fund, and each of the two shareholders are related parties of the Fund.*
(3)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 84% of the Fund, and each of the two shareholders are related parties of the Fund.*
(4)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 96% of the Fund, and each of the two shareholders are related parties of the Fund.*
(5)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 98% of the Fund, and each of the two shareholders are related parties of the Fund.*
(6)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 95% of the Fund, and each of the two shareholders are related parties of the Fund.*
(7)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 91% of the Fund, and each of the two shareholders are related parties of the Fund.*
(8)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 97% of the Fund, and each of the two shareholders are related parties of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

154	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2014

As of March 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$0	$0	$(65,209)	$(11,780)	$0	$(38,421)	$(170,363)
PIMCO Fundamental Advantage Absolute Return Strategy Fund	206,225	0	(78,603)	(12,633)	(800,429)	0	0
PIMCO Fundamental IndexPLUS® AR Fund	49,827	237,491	102,699	(10,763)	0	0	0
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	47,934	94,451	359,958	(12,241)	0	0	0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	1,018	0	48,085	(4,118)	(5,862)	0	0
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	13,424	0	48,085	(24,849)	(35,252)	0	0
PIMCO Low Volatility RAFI® PLUS® AR Strategy Fund	2,318	0	2,304	(577)	0	0	0
PIMCO EMG INTL Low Volatility RAFI®-PLUS AR Fund	36,812	148	41,123	(3,858)	0	0	0
PIMCO INTL Low Volatility RAFI®-PLUS AR Fund	4,598	0	7,378	(2,773)	(483)	0	0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, treasury inflation-protected securities (TIPS), and sale/buyback transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through March 31, 2014 which the Funds elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2013 through March 31, 2014 and Ordinary losses realized during the period January 1, 2014 through March 31, 2014, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2014, the Funds had accumulated capital losses expiring in the following years (amounts in thousands) . The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands) (6)
	03/31/2014	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$0	$0	$0	$0	$0	$0
PIMCO Fundamental Advantage Absolute Return Strategy Fund*	0	0	0	0	137,539	192,616
PIMCO Fundamental IndexPLUS® AR Fund	0	0	0	0	0	0
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0	0	0	0	0	0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0	0	0	0	0	0
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0	0	0	0	0	0
PIMCO Low Volatility RAFI® PLUS® AR Strategy Fund	0	0	0	0	0	0
PIMCO EMG INTL Low Volatility RAFI®-PLUS AR Fund	0	0	0	0	0	0
PIMCO INTL Low Volatility RAFI®-PLUS AR Fund	0	0	0	0	0	0

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2014, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$0	$0
PIMCO Fundamental Advantage Absolute Return Strategy Fund*	412,624	57,651
PIMCO Fundamental IndexPLUS® AR Fund	0	0

ANNUAL REPORT	MARCH 31, 2014	155

Notes to Financial Statements (Cont.)

March 31, 2014

	Short-Term	Long-Term
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	$0	$0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	5,862	0
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	35,252	0
PIMCO Low Volatility RAFI® PLUS® AR Strategy Fund	0	0
PIMCO EMG INTL Low Volatility RAFI®-PLUS AR Fund	0	0
PIMCO INTL Low Volatility RAFI®-PLUS AR Fund	56	427

(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations

As of March 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$5,950,011	$80,899	$(27,263)	$53,635
PIMCO Fundamental Advantage Absolute Return Strategy Fund	3,472,990	62,944	(21,663)	41,281
PIMCO Fundamental IndexPLUS® AR Fund	3,596,242	30,506	(10,886)	19,641
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	2,603,739	36,490	(11,361)	25,129
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	502,312	14,869	(2,974)	11,895
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	3,642,408	50,857	(14,779)	36,078
PIMCO Low Volatility RAFI® PLUS® AR Strategy Fund	105,785	1,034	(38)	996
PIMCO EMG INTL Low Volatility RAFI®-PLUS AR Fund	2,000,678	6,693	(1,233)	5,460
PIMCO INTL Low Volatility RAFI®-PLUS AR Fund	2,064,208	8,264	(2,528)	5,736

(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, and Lehman securities for federal income tax purposes.

For the fiscal years ended March 31, 2014 and March 31, 2013, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2014			March 31, 2013
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$0	$34,345	$0	$424,534	$0	$0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	394,195	0	0	55,793	0	0
PIMCO Fundamental IndexPLUS® AR Fund	416,999	0	0	142,750	0	0
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	549,169	0	0	500,692	76	0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	172,862	294	0	71,694	165	0
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	48,982	18	0	8,036	0	0
PIMCO Low Volatility RAFI® PLUS® AR Strategy Fund	0	0	0	0	0	0
PIMCO EMG INTL Low Volatility RAFI®-PLUS AR Fund	0	0	0	0	0	0
PIMCO INTL Low Volatility RAFI®-PLUS AR Fund	0	0	0	0	0	0

(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

156	PIMCO FUNDAMENTAL INDEX FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, and PIMCO Worldwide Fundamental Advantage AR Strategy Fund (nine series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2014, the results of each of their operations and the changes in each of their net assets and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2014

ANNUAL REPORT	MARCH 31, 2014	157

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BOS	Banc of America Securities LLC	GRE	RBS Securities, Inc.	SAL	Citigroup Global Markets, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SOG	Societe Generale
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	THB	Thai Baht
CHF	Swiss Franc	KRW	South Korean Won	TWD	Taiwanese Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	MYR	Malaysian Ringgit	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CBOT	Chicago Board of Trade	OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	ERAUSLT	eRAFI U.S. Large Strategy Index	RACNSGT	RAFI Global Short Index
CDX.IG	Credit Derivatives Index - Investment Grade	ERAUSST	eRAFI U.S. Small Strategy Index	RALVEIET	RA Emerging Markets Low Volatility Equity Income Total Return Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MCDX	Municipal Bond Credit Derivative Index	RALVEIIT	RA International Low Volatility Equity Income Total Return Index
ERADXULT	eRAFI International Large Strategy Index	RACNLGT	RAFI Global Long Index	RALVEIUT	RA U.S. Low Volatility Equity Income Total Return Index
ERAEMLT	eRAFI Emerging Markets Strategy Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	GTD	Guaranteed	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	JSC	Joint Stock Company
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	FDIC	Federal Deposit Insurance Corp.	TIIE	Tasa de Interés Interbancaria de Equilibrio

158	PIMCO FUNDAMENTAL INDEX FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2014) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of each Funds’ fiscal 2013 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2014 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest -related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	10.59%	10.59%	$8,502	$0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.24%	0.24%	56,628	0
PIMCO Fundamental IndexPLUS® AR Fund	0.06%	0.06%	41,147	0
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.00%	0.00%	58,312	11,165
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.00%	0.00%	9,220	1,861
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.00%	0.00%	47,108	0
PIMCO Low Volatility RAFI® PLUS® AR Strategy Fund	0.00%	0.00%	0	0
PIMCO EMG INTL Low Volatility RAFI®-PLUS AR Fund	0.00%	0.00%	0	0
PIMCO INTL Low Volatility RAFI®-PLUS AR Fund	0.00%	0.00%	0	0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

ANNUAL REPORT	MARCH 31, 2014	159

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO.	171	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	171	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

160	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to Present	Managing Director and Chief Investment Officer, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	MARCH 31, 2014	161

Privacy Policy

(Unaudited)

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

162	PIMCO FUNDAMENTAL INDEX FUNDS

Approval of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement

(Unaudited)

Approval of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement for PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund and PIMCO TRENDS Managed Futures Strategy Fund and the Sub-Advisory Agreement for PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund and PIMCO Low Volatility RAFI®-PLUS AR Fund

The Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees (the “Independent Trustees”), approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”), the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of PIMCO TRENDS Managed Futures Strategy Fund on August 13, 2013, and PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund and PIMCO Low Volatility RAFI®-PLUS AR Fund on November 5, 2013, each a new series of the Trust (each a “New Fund” and, together, the “New Funds”) for an initial two-year term. On November 5, 2013, the Board also approved the Sub-Advisory Agreement (together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”) with Research Affiliates, LLC (“RALLC”) on behalf of PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund and PIMCO Low Volatility RAFI®-PLUS AR Fund (the “RAFI Funds”) for an initial two-year term.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed  The Trustees received a wide variety of materials relating to the services to be provided by PIMCO and RALLC, both in connection with the New Funds’ meeting and the August 12-13, 2014 meeting at which the Trustees considered the renewal of the Investment Advisory Contract between PIMCO and the existing series of the Trust. The Board reviewed information relating to proposed fund operations, including the New Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO and RALLC. In considering whether or not to approve the Agreements, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the New Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and administrative services to the New Funds.

(b) Review Process  In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO,

which included, among other things, comparative fee data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in PIMCO’s assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuing investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess

ANNUAL REPORT	MARCH 31, 2014	163

Approval of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement (Cont.)

the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, enhancing recordkeeping system to comply with Internal Revenue Service cost basis reporting requirements, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the sub-advisory services proposed to be provided by RALLC to the RAFI Funds. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO and RALLC under the Agreements are likely to benefit the New Funds and their shareholders.

(b) Other Services  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services to be provided by PIMCO to the New Funds under the Agreements. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the

New Funds will pay for the administrative services they require under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Funds and their shareholders.

3. INVESTMENT PERFORMANCE

As the New Funds had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any New Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors in the New Funds. Fees proposed for the New Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of each New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board compared the total expenses of each class of the New Funds to other funds in the Expense Group provided by Lipper and found the total expenses of each class of the New Funds to be reasonable.

With respect to the New Funds, the Board also reviewed data comparing the advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with similar investment strategies, and found them to be reasonable in comparison.

164	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

The Board also considered the New Funds’ proposed supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Trust’s business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each New Fund would pay for the supervisory and administrative services it requires for one set fee, and in return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the New Funds’ supervisory and administrative fees were reasonable in relation to the value of the services to be provided, including the services to be provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to the New Funds and their shareholders. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of each New Fund’s expenses at competitive levels from the outset, in effect, setting the fees as if each New Fund were already at scale. The new Funds’ expenses will remain at competitive levels even if the New Funds’ operating costs later rise when assets remain flat or decrease.

The Board also noted that PIMCO had contractually agreed to reduce total annual fund operating expenses for each class of each New Fund by waiving a portion of its supervisory and administrative fee or reimbursing the New Fund to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to a class of a New Fund exceeds 0.49 basis points in any year. The Board further noted that PIMCO had contractually agreed to reduce its advisory fee by 0.15% and 0.25% of the average daily net assets attributable to each of the PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund and PIMCO TRENDS Managed Futures Strategy Fund through July 31, 2016 and through July 31, 2015, respectively.

Based on the information presented by PIMCO, RALLC, and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees to be charged by PIMCO, and the sub-advisory fee to be paid by PIMCO to RALLC for services to be provided to the

RAFI Funds, as well as the estimated total expenses of the New Funds, are reasonable and approval of the Agreements would likely benefit each New Fund and its shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Funds are newly organized, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each New Fund’s overall expense ratio).

The Board concluded that the New Funds’ proposed cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the New Funds, to the benefit New Fund shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the New Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services to be rendered to the New Funds by PIMCO and RALLC supported the approval of the Agreements. The Board concluded that the Agreements were fair and reasonable to the New Funds and their shareholders, that the New Funds’ shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by each New Fund and in return for the sub-advisory fee to be paid by PIMCO to RALLC for services to be provided to the RAFI Funds, and that the approval of the Agreements was in the best interests of the New Funds and their shareholders.

ANNUAL REPORT	MARCH 31, 2014	165

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

Sign up for e-delivery

To get future shareholder reports online and to eliminate mailings, go to: pimco.com/edelivery

pimco.com/investments

PF3004AR_033114

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2014

International Bond Funds

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Fund (Unhedged)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		16
Benchmark Descriptions		19
Financial Highlights		20
Statements of Assets and Liabilities		34
Statements of Operations		38
Statements of Changes in Net Assets		40
Notes to Financial Statements		175
Report of Independent Registered Public Accounting Firm		198
Glossary		199
Federal Income Tax Information		200
Management of the Trust		201
Privacy Policy		203

Fund	Fund Summary	Schedule of Investments

PIMCO Emerging Local Bond Fund	6	43
PIMCO Emerging Markets Bond Fund	7	59
PIMCO Emerging Markets Corporate Bond Fund	8	74
PIMCO Emerging Markets Currency Fund	9	83
PIMCO Emerging Markets Full Spectrum Bond Fund	10	97
PIMCO Foreign Bond Fund (Unhedged)	11	100
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	12	116
PIMCO Global Advantage® Strategy Bond Fund	13	133
PIMCO Global Bond Fund (Unhedged)	14	150
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	15	163

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past twelve months, investors faced periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical issues in the Middle East and Ukraine, and growing concern over China’s economic health.

Beginning in mid-May 2013 conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow the pace of its quantitative easing (“QE”) asset purchase program. The shift in tone fueled a broad-based sell-off within fixed income assets throughout most of the summer, reducing market liquidity and pushing yields higher across the risk spectrum.

In September 2013, then-Fed Chairman Ben Bernanke clarified the central bank’s commitment to maintain its asset purchases of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero to 25 basis point range. The Fed also announced its intent to delay any tapering until more convincing indicators of economic growth become apparent, and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore moving higher) and a rally across most equity markets.

By October 2013, investors were once again kept on edge due to the partial shutdown of the U.S. government that began during the first week of October, and the debt ceiling negotiations between the White House and Congress. Investors were relieved by the last-minute deal announced on October 17 to reopen the U.S. government and raise the debt ceiling. Towards the latter part of December 2013, the Fed announced that beginning in January it would gradually exit its bond-buying program. While the markets had had months to prepare for the announcement, equities and prices on other risk assets surged while bond yields drifted higher.

More recently in March 2014, Janet Yellen, making her first official statement since becoming Fed Chair the month before, alluded to the possibility of earlier-than-expected hikes in the Federal Funds Rate. Her comments caused a spike in short-term yields, contributing to bond market volatility and a steepening yield curve.

Overseas, European economies continued to stabilize, but concerns rose in Asia, especially over China’s economic health. In addition to weaker economic data, China experienced its first-ever corporate default, exposing cracks in the country’s vast and overleveraged shadow banking system. Weaker economic data in Japan weighed on Japanese equity markets, while geopolitical concerns in Ukraine over Russia’s annexation of Crimea also caused investor jitters.

Highlights of our twelve-month reporting period include:

■

U.S. Treasuries posted negative returns, as measured by the Barclays U.S. Treasury Index, which declined 1.26%. Concerns over declining global liquidity, economic weakness in China, and uncertainty surrounding Ukraine contributed to demand for safe-haven assets during the latter part of the period. U.S. Treasuries also gave back some price gains in March 2014 as markets reacted to comments made by Fed Chair Janet Yellen regarding the timing of future Federal Funds Rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.72% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a negative return of 6.49%, as represented by the Barclays U.S. TIPS Index, and underperformed nominal U.S. Treasuries as breakeven inflation levels generally narrowed. Although inflation is expected to move higher as the U.S. economy improves, core inflation still remains exceptionally low by historical standards. Shorter-maturity U.S. TIPS lagged the broader TIPS market late in the reporting period as the positive effects from the commodity rally in the first quarter of 2014 was partially offset by financial markets pricing in a faster-than-expected pace of Fed tapering. Diversified commodities posted negative returns for the overall reporting period, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 2.10%.

■

Agency mortgage-backed securities (“MBS”) posted positive returns for the reporting period and outperformed like-duration U.S. Treasuries. However, the Fed’s tapering of Agency MBS during the first quarter of 2014 and the rise in interest rates during the summer of 2013 negatively impacted lower coupon 30-year MBS, with these

2	PIMCO INTERNATIONAL BOND FUNDS

securities underperforming like-duration U.S. Treasuries. At the current pace of quantitative easing, the Federal Reserve has outlined plans to conduct $25 billion in net MBS purchases in April versus $40 billion per month in 2013. Non-Agency MBS performance was strong as the sector continued to benefit from improving housing fundamentals and limited outstanding supply.

■

The U.S. investment grade credit market returned 1.02%, as measured by the Barclays U.S. Credit Index. Spreads narrowed to the lowest level since mid-2007, amid improving global growth fundamentals. The high yield sector posted positive returns, benefiting from an idyllic mix of robust inflows and light new supply during the reporting period. Bank loans also posted relatively healthy returns as investor demand for less interest rate sensitive assets remained strong.

■

Tax-exempt municipal bonds returned 0.39%, as represented by the Barclays Municipal Bond Index. Municipal bond market returns were driven by coupon income as municipal yields moved higher with U.S. Treasury rates. Municipal market demand exhibited weakness throughout the last three quarters of 2013, as municipal mutual funds recorded over $63 billion of outflows. This was somewhat mitigated by low supply conditions, as primary new issue supply declined year-over-year, driven by a deterioration of refunding volume in the higher interest rate environment. Taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, declined 1.17% over the reporting period.

■

Emerging markets (“EM”) external debt outperformed U.S. Treasuries during the reporting period as carry mitigated moderate spread widening and rising U.S. Treasury yields. EM local debt, however, underperformed U.S. Treasuries due to weaker EM currencies and a rise in yields which weighed on returns for EM local assets.

■

U.S. equities returned 21.86%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 19.07%. The rally in developed market equities was encouraged by increased risk taking among investors in their search for higher-returning assets, and signs of continuing economic growth in the U.S. and Europe. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 1.43% as investors generally shunned EM equities in favor of their developed market counterparts.

On the following pages of this PIMCO Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected performance over the twelve-month reporting period ended March 31, 2014.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, smaller company risk, issuer non-diversification risk, leveraging risk, management risk, operational risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest its assets in Acquired Funds. The cost of investing in the PIMCO Emerging Markets Full Spectrum Bond Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain

4	PIMCO INTERNATIONAL BOND FUNDS

distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Emerging Local Bond Fund	12/29/06	12/29/06	05/30/08	10/16/07	07/31/07	07/31/07	—	07/31/07	—
PIMCO Emerging Markets Bond Fund	07/31/97	07/31/97	04/30/08	09/30/98	03/31/00	07/31/97	07/31/97	07/31/97	—
PIMCO Emerging Markets Corporate Bond Fund	07/01/09	07/01/09	10/15/10	—	11/18/11	11/18/11	—	11/18/11	—
PIMCO Emerging Markets Currency Fund	05/31/05	05/31/05	04/30/08	09/29/06	05/31/05	05/31/05	—	05/31/05	—
PIMCO Emerging Markets Full Spectrum Bond Fund	02/25/13	02/25/13	02/25/13	—	02/25/13	02/25/13	—	02/25/13	—
PIMCO Foreign Bond Fund (Unhedged)	04/30/04	04/30/04	04/30/08	02/28/06	04/30/04	07/30/04	—	07/30/04	—
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	12/02/92	12/02/92	04/30/08	01/28/97	04/08/98	01/20/97	01/20/97	01/20/97	12/31/02
PIMCO Global Advantage® Strategy Bond Fund	02/05/09	02/05/09	02/05/09	—	02/05/09	02/05/09	—	02/05/09	02/05/09
PIMCO Global Bond Fund (Unhedged)	11/23/93	11/23/93	11/19/10	07/31/96	07/31/08	—	—	—	—
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	10/02/95	02/25/98	04/30/08	09/30/03	—	10/02/95	10/02/95	10/02/95	—

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively. Because Class A shares were the initial class of shares offered for the PIMCO Global Bond Fund (U.S. Dollar-Hedged), performance for periods prior to the inception date of the Institutional Class, Class P, Administrative Classes, Class B and Class C is based on the historical performance of Class A shares. The prior Class A performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Institutional Class, Class P, Administrative Class, Class B and Class C shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2014	5

PIMCO Emerging Local Bond Fund

Institutional Class - PELBX	Class D - PLBDX
Class P - PELPX	Class A - PELAX
Administrative Class - PEBLX	Class C - PELCX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	25.1%
Poland	11.1%
Brazil	9.5%
South Africa	7.6%
Indonesia	6.5%
Colombia	5.2%
Turkey	5.2%
Other	29.8%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (12/29/06)
PIMCO Emerging Local Bond Fund Institutional Class	-9.20%	10.16%	6.32%
PIMCO Emerging Local Bond Fund Class P	-9.29%	10.07%	6.22%
PIMCO Emerging Local Bond Fund Administrative Class	-9.42%	9.89%	6.05%
PIMCO Emerging Local Bond Fund Class D	-9.61%	9.68%	5.86%
PIMCO Emerging Local Bond Fund Class A	-9.61%	9.67%	5.86%
PIMCO Emerging Local Bond Fund Class A (adjusted)	-12.98%	8.85%	5.30%
PIMCO Emerging Local Bond Fund Class C	-10.29%	8.86%	5.07%
PIMCO Emerging Local Bond Fund Class C (adjusted)	-11.15%	8.86%	5.07%
JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	-7.14%	9.78%	7.41%
Lipper Emerging Markets Local Currency Debt Funds Average	-7.76%	8.78%	4.65%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/2006.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.90% for the Institutional Class shares, 1.00% for Class P shares, 1.15% for Administrative Class shares, 1.35% for Class D shares, 1.35% for Class A shares, and 2.10% for Class C shares.

Portfolio Insights

»

The PIMCO Emerging Local Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overweight to the Polish zloty, which outperformed the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) (the “Fund’s benchmark index”) implied currency (FX) return, added to performance.

»	An underweight to Turkish local rates, which underperformed the local currency return component of the Fund’s benchmark index during the reporting period, added to performance.

»	An underweight to Indonesian local rates, which underperformed the local currency return component of the Fund’s benchmark index during the reporting period, added to performance.

»	An underweight to Hungarian local rates, which outperformed the local currency return component of the Fund’s benchmark index during the reporting period, detracted from performance.

»	An underweight to the Hungarian forint, which outperformed the implied currency return component of the Fund’s benchmark index during the reporting period, detracted from performance.

»	An underweight to Thai local rates, which outperformed the local currency return component of the Fund’s benchmark index during the reporting period, detracted from performance.

6	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Bond Fund

Institutional Class - PEBIX	Class A - PAEMX
Class P - PEMPX	Class B - PBEMX
Administrative Class - PEBAX	Class C - PEBCX
Class D - PEMDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Brazil	11.1%
Mexico	11.0%
Luxembourg	8.8%
Venezuela	8.0%
Indonesia	7.2%
Ireland	6.3%
Short-Term Instruments	6.1%
Russia	5.1%
Other	36.4%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Emerging Markets Bond Fund Institutional Class	-3.04%	11.33%	7.88%	10.47%
PIMCO Emerging Markets Bond Fund Class P	-3.14%	11.22%	7.77%	10.36%
PIMCO Emerging Markets Bond Fund Administrative Class	-3.29%	11.05%	7.61%	10.19%
PIMCO Emerging Markets Bond Fund Class D	-3.45%	10.86%	7.44%	10.03%
PIMCO Emerging Markets Bond Fund Class A	-3.45%	10.86%	7.44%	10.02%
PIMCO Emerging Markets Bond Fund Class A (adjusted)	-7.07%	10.02%	7.03%	9.77%
PIMCO Emerging Markets Bond Fund Class B	-4.17%	10.04%	6.88%	9.67%
PIMCO Emerging Markets Bond Fund Class B (adjusted)	-7.28%	9.97%	6.88%	9.67%
PIMCO Emerging Markets Bond Fund Class C	-4.17%	10.04%	6.64%	9.21%
PIMCO Emerging Markets Bond Fund Class C (adjusted)	-5.06%	10.04%	6.64%	9.21%
JPMorgan Emerging Markets Bond Index (EMBI) Global	-1.05%	11.54%	8.31%	8.77%
Lipper Emerging Market Hard Currency Debt Funds Average	-2.75%	12.23%	8.05%	9.06%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.83% for the Institutional Class shares, 0.93% for Class P shares, 1.08% for Administrative Class shares, 1.25% for Class D shares, 1.25% for Class A shares, 2.00% for Class B shares, and 2.00% for Class C shares.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures, contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An underweight to Brazil sovereign external debt, which underperformed the JPMorgan Emerging Markets Bond Index (EMBI) Global (“the Fund’s benchmark index”) during the reporting period, added to performance.

»	An underweight to external debt in Turkey, which underperformed the Fund’s benchmark index during the reporting period, added to performance.

»	An underweight to external debt in Indonesia, which underperformed the Fund’s benchmark index during the reporting period, added to performance.

»	An underweight to external debt in Argentina, which outperformed the Fund’s benchmark index during the reporting period, detracted from performance.

»	An overweight to external debt in Venezuela, which underperformed the Fund’s benchmark index during the reporting period, detracted from performance.

»	An underweight to external debt in the Hungary, which outperformed the Fund’s benchmark index during the reporting period, detracted from performance.

ANNUAL REPORT	MARCH 31, 2014	7

PIMCO Emerging Markets Corporate Bond Fund

Institutional Class - PEMIX	Class A - PECZX
Class P - PMIPX	Class C - PECCX
Class D - PECDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	12.2%
Ireland	9.7%
Brazil	9.5%
Cayman Islands	7.2%
Russia	6.5%
Luxembourg	6.5%
Other	48.4%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (07/01/09)
PIMCO Emerging Markets Corporate Bond Fund Institutional Class	-1.30%	8.59%
PIMCO Emerging Markets Corporate Bond Fund Class P	-1.40%	8.51%
PIMCO Emerging Markets Corporate Bond Fund Class D	-1.69%	8.15%
PIMCO Emerging Markets Corporate Bond Fund Class A	-1.69%	8.16%
PIMCO Emerging Markets Corporate Bond Fund Class A (adjusted)	-5.36%	7.29%
PIMCO Emerging Markets Corporate Bond Fund Class C	-2.42%	7.35%
PIMCO Emerging Markets Corporate Bond Fund Class C (adjusted)	-3.36%	7.35%
JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	0.64%	10.14%
Lipper Emerging Market Hard Currency Debt Funds Average	-2.75%	9.74%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 1.15% for the Institutional Class shares, 1.25% for Class P shares, 1.55% for Class D shares, 1.55% for Class A shares, and 2.30% for Class C shares.

Portfolio Insights

»

The PIMCO Emerging Markets Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An underweight to Thai corporates, which underperformed the JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI) (“the Fund’s benchmark index”) during the reporting period, benefited performance.

»	An underweight to Ukrainian corporates, which underperformed the Fund’s benchmark index during the reporting period, benefited performance.

»	An underweight to Chinese corporates, which underperformed the Fund’s benchmark index during the reporting period, benefited performance.

»	An overweight to Brazilian corporates, which underperformed the Fund’s benchmark index during the reporting period, detracted from performance.

»	An overweight to Russian corporates, which underperformed the Fund’s benchmark index during the reporting period, detracted from performance.

»	An underweight to Korean corporates, which outperformed the Fund’s benchmark index during the reporting period, detracted from performance.

8	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Currency Fund

Institutional Class - PLMIX	Class D - PLMDX
Class P - PLMPX	Class A - PLMAX
Administrative Class - PDEVX	Class C - PLMCX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Short-Term Instruments	45.2%
Brazil	9.0%
South Korea	7.4%
Luxembourg	7.0%
Indonesia	3.0%
Other	28.4%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (05/31/05)
PIMCO Emerging Markets Currency Fund Institutional Class	-2.12%	6.76%	4.75%
PIMCO Emerging Markets Currency Fund Class P	-2.22%	6.65%	4.65%
PIMCO Emerging Markets Currency Fund Administrative Class	-2.37%	6.49%	4.49%
PIMCO Emerging Markets Currency Fund Class D	-2.52%	6.33%	4.33%
PIMCO Emerging Markets Currency Fund Class A	-2.51%	6.33%	4.33%
PIMCO Emerging Markets Currency Fund Class A (adjusted)	-6.17%	5.52%	3.88%
PIMCO Emerging Markets Currency Fund Class C	-3.24%	5.54%	3.55%
PIMCO Emerging Markets Currency Fund Class C (adjusted)	-4.21%	5.54%	3.55%
JPMorgan Emerging Local Markets Index Plus (Unhedged)	-1.56%	4.27%	5.08%
JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	-1.56%	4.02%	4.80%
Lipper Alternative Currency Strategies Average	-2.49%	3.22%	2.59%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.85% for the Institutional Class shares, 0.95% for Class P shares, 1.10% for Administrative Class shares, 1.25% for Class D shares, 1.25% for Class A shares, and 2.00% for Class C shares.

Portfolio Insights

»

The PIMCO Emerging Markets Currency Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in currencies of, emerging markets countries. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries may be invested in other types of Fixed Income Instruments.

»	An underweight to the Taiwanese dollar, which underperformed the JPMorgan Emerging Local Markets Index Plus (Unhedged) (“the Fund’s benchmark index”) during the reporting period, added to returns.

»	An overweight to the Polish zloty, which outperformed the Fund’s benchmark index during the reporting period, added to returns.

»	An underweight to the Thai baht, which underperformed the Fund’s benchmark index during the reporting period, added to returns.

»	An underweight to the Hungarian forint, which outperformed the Fund’s benchmark index during the reporting period, detracted from performance.

»	An overweight to the Brazilian real, which underperformed the Fund’s benchmark index during the reporting period, detracted from performance.

»	An underweight to the Czech koruna, which outperformed the Fund’s benchmark index during the reporting period, detracted from performance.

ANNUAL REPORT	MARCH 31, 2014	9

PIMCO Emerging Markets Full Spectrum Bond Fund

Institutional Class - PFSIX	Class A - PFSSX
Class P - PFSPX	Class C - PFSCX
Class D - PFSYX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

PIMCO Emerging Local Bond Fund	47.6%
PIMCO Emerging Markets Bond Fund	25.4%
PIMCO Emerging Markets Corporate Bond Fund	25.1%
Short-Term Instruments	1.9%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	Fund Inception (02/25/13)
PIMCO Emerging Markets Full Spectrum Bond Fund Institutional Class	-5.59%	-5.31%
PIMCO Emerging Markets Full Spectrum Bond Fund Class P	-5.69%	-5.41%
PIMCO Emerging Markets Full Spectrum Bond Fund Class D	-5.96%	-5.69%
PIMCO Emerging Markets Full Spectrum Bond Fund Class A	-5.97%	-5.69%
PIMCO Emerging Markets Full Spectrum Bond Fund Class A (adjusted)	-9.52%	-8.93%
PIMCO Emerging Markets Full Spectrum Bond Fund Class C	-6.66%	-6.38%
PIMCO Emerging Markets Full Spectrum Bond Fund Class C (adjusted)	-7.56%	-6.38%
50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	-3.66%	-3.87%
Lipper Emerging Market Hard Currency Debt Funds Average	-2.75%	-2.91%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 02/28/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.94% for the Institutional Class shares, 2.04% for Class P shares, 2.34% for Class D shares, 2.34% for Class A shares and 3.09% for Class C shares.

Portfolio Insights

»

The PIMCO Emerging Markets Full Spectrum Bond Fund seeks maximum total return, consistent with prudent investment management. The Fund is designed to provide dynamic exposure to a broad range of emerging market fixed income asset classes, such as external debt obligations of sovereign, quasi-sovereign, and corporate entities; currencies, and local currency-denominated obligations of sovereigns, quasi-sovereigns, and corporate issuers. PIMCO uses a three-step active management approach in seeking to achieve the Fund’s investment objective: 1) develop a target asset allocation to implement across the eligible investments; 2) identify additional opportunities for country and security selection designed to add value beyond the target asset allocation within each of the eligible investments; and 3) employ additional investment strategies designed to either mitigate or emphasize risks resulting from the implementation of the target asset allocation. This active management approach is driven by PIMCO’s global macroeconomic views, emerging markets expertise and experience across a wide range of investment instruments. The Fund’s assets are allocated in a manner that reflects PIMCO’s views regarding the attractiveness of key investment risk factors, considering both return potential and volatility, and includes an assessment of aggregate country, issuer and currency exposures.

»	A tactical allocation to cash slightly contributed to performance as cash outperformed the Fund’s blended benchmark index over the reporting period.

»

The relative performance of the PIMCO emerging markets local debt strategy detracted from relative performance as this strategy underperformed its respective primary benchmark over the reporting period.

»

The relative performance of the PIMCO emerging markets corporate debt strategy detracted from relative performance as this strategy underperformed its respective primary benchmark over the reporting period.

»	An underweight to emerging markets external debt throughout most of the reporting period detracted from performance as the asset class outperformed the Fund’s blended benchmark index.

10	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Foreign Bond Fund (Unhedged)

Institutional Class - PFUIX	Class D - PFBDX
Class P - PFUPX	Class A - PFUAX
Administrative Class - PFUUX	Class C - PFRCX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

United States	17.7%
Spain	10.9%
France	10.3%
United Kingdom	7.3%
Germany	7.1%
Brazil	6.0%
Italy	5.9%
Short-Term Instruments	5.6%
Other	29.2%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (04/30/04)
PIMCO Foreign Bond Fund (Unhedged) Institutional Class	1.86%	10.33%	6.25%
PIMCO Foreign Bond Fund (Unhedged) Class P	1.76%	10.23%	6.14%
PIMCO Foreign Bond Fund (Unhedged) Administrative Class	1.61%	10.06%	5.99%
PIMCO Foreign Bond Fund (Unhedged) Class D	1.45%	9.90%	5.81%
PIMCO Foreign Bond Fund (Unhedged) Class A	1.46%	9.87%	5.80%
PIMCO Foreign Bond Fund (Unhedged) Class A (adjusted)	-2.35%	9.04%	5.39%
PIMCO Foreign Bond Fund (Unhedged) Class C	0.70%	9.06%	5.01%
PIMCO Foreign Bond Fund (Unhedged) Class C (adjusted)	-0.29%	9.06%	5.01%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD	2.35%	4.28%	4.92%
Lipper International Income Funds Average	0.66%	6.38%	5.07%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.53% for the Institutional Class shares, 0.63% for Class P shares, 0.78% for Administrative Class shares, 0.93% for Class D shares, 0.93% for Class A shares, and 1.68% for Class C shares.

Portfolio Insights

»

The PIMCO Foreign Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to U.S. dollar- and euro-denominated non-Agency residential mortgage-backed securities benefited performance as prices on the securities generally rose over the reporting period.

»	Exposure to government-related debt in Europe benefited performance as these securities generated positive performance over the reporting period.

»

An overweight to the Australian dollar and New Zealand dollar during the first quarter of 2014 contributed to performance as these currencies appreciated relative to the U.S. dollar during this period.

»

An underweight to duration (or sensitivity to changes in market interest rates) in Italian and Spanish debt detracted from performance as sovereign spreads for these countries over euro-swap rates tightened over the reporting period.

»

An overweight to duration in the U.K. in the second and third quarters of 2013, and an underweight to U.K. duration in the first quarter of 2014, detracted from performance as U.K. interest rates rose in the second and third quarters of 2013 but fell during the first quarter of 2014.

»	An overweight to the Canadian dollar during the first quarter of 2014 detracted from performance as the currency depreciated relative to the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2014	11

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

Institutional Class - PFORX	Class A - PFOAX
Class P - PFBPX	Class B - PFOBX
Administrative Class - PFRAX	Class C - PFOCX
Class D - PFODX	Class R - PFRRX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

Spain	13.4%
Japan	12.3%
France	12.1%
United States	11.5%
Short-Term Instruments	10.6%
United Kingdom	8.0%
Brazil	5.9%
Italy	5.8%
Other	20.4%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (12/02/92)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Institutional Class	1.89%	9.67%	6.30%	7.69%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class P	1.79%	9.56%	6.20%	7.58%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Administrative Class	1.64%	9.40%	6.04%	7.43%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class D	1.49%	9.23%	5.86%	7.23%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class A	1.49%	9.21%	5.84%	7.21%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	-2.32%	8.38%	5.44%	7.02%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class B	0.73%	8.39%	5.29%	6.96%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class B (adjusted)	-2.72%	8.32%	5.29%	6.96%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class C	0.73%	8.40%	5.05%	6.42%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	-0.26%	8.40%	5.05%	6.42%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class R	1.23%	8.94%	5.58%	6.95%
JPMorgan GBI Global ex-US Index Hedged in USD	2.53%	3.83%	4.43%	6.31%	*
Lipper International Income Funds Average	0.66%	6.38%	4.62%	6.10%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.53% for the Institutional Class shares, 0.63% for Class P shares, 0.78% for Administrative Class shares, 0.93% for Class D shares, 0.93% for Class A shares, 1.68% for Class B shares, 1.68% for Class C shares, and 1.18% for Class R shares.

Portfolio Insights

»

The PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

»

Portfolios managed to U.S. dollar-hedged benchmarks are hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar marginally outperformed unhedged portfolios over the reporting period, as the U.S. dollar outperformed against the basket of foreign currencies in the portfolios.

»	Exposure to non-Agency mortgage-backed securities (“MBS”) and European residential MBS benefited performance as prices on these securities generally rose over the reporting period.

»	Exposure to government-related debt in Europe benefited performance as these securities generated positive performance over the reporting period.

»	An underweight to the Japanese yen contributed to performance as the Japanese yen depreciated relative to the U.S. dollar over the reporting period.

»	An underweight to duration (or sensitivity to changes in market interest rates) in Italy detracted from performance as Italian sovereign yields fell over the reporting period.

»

An overweight duration in the U.K. in the second and third quarters of 2013, and an underweight duration in the first quarter of 2014, detracted from performance as U.K. interest rates rose in the second and third quarters of 2013 but fell during the first quarter of 2014.

»

An overweight to the Brazilian real and Mexican peso during the second quarter of 2013 detracted from performance as these currencies depreciated sharply relative to the U.S. dollar during that period.

12	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Advantage® Strategy Bond Fund

Institutional Class - PSAIX	Class A - PGSAX
Class P - PGBPX	Class C - PAFCX
Class D - PGSDX	Class R - PSBRX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

United States	20.5%
Denmark	12.2%
Short-Term Instruments	11.7%
United Kingdom	7.8%
Germany	6.2%
Brazil	6.1%
Other	35.5%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (02/05/09)
PIMCO Global Advantage® Strategy Bond Fund Institutional Class	0.57%	6.75%	6.75%
PIMCO Global Advantage® Strategy Bond Fund Class P	0.47%	6.64%	6.64%
PIMCO Global Advantage® Strategy Bond Fund Class D	0.17%	6.33%	6.34%
PIMCO Global Advantage® Strategy Bond Fund Class A	0.17%	6.33%	6.33%
PIMCO Global Advantage® Strategy Bond Fund Class A (adjusted)	-3.58%	5.52%	5.54%
PIMCO Global Advantage® Strategy Bond Fund Class C	-0.57%	5.53%	5.53%
PIMCO Global Advantage® Strategy Bond Fund Class C (adjusted)	-1.55%	5.53%	5.53%
PIMCO Global Advantage® Strategy Bond Fund Class R	-0.08%	6.07%	6.07%
Barclays U.S. Aggregate Index	-0.10%	4.80%	4.88%
PIMCO Global Advantage Bond Index® (GLADI) (NY Close)	0.82%	6.61%	6.61%
Lipper Global Income Funds Average	0.77%	7.18%	6.90%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.70% for the Institutional Class shares, 0.80% for Class P shares, 1.10% for Class D shares, 1.10% for Class A shares, 1.85% for Class C shares, and 1.35% for Class R shares.

Portfolio Insights

»

The PIMCO Global Advantage® Strategy Bond Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to non-Agency mortgage-backed securities (“MBS”) and European residential MBS contributed to performance as prices on these securities generally rose over the reporting period.

»	Exposure to government-related debt in Europe contributed to performance as spreads on these securities tightened over the reporting period.

»	An overweight to duration in the U.S. and the U.K. detracted from performance as interest rates rose in these countries over the reporting period.

»

An overweight to inflation-linked bonds in the U.S. and U.K., where breakeven inflation levels fell, and an underweight to inflation-linked bonds in Japan, where the breakeven inflation levels rose, detracted from performance.

»	An overweight to local duration (or sensitivity to changes in market interest rates) in Brazil detracted from performance as local Brazilian sovereign yields rose over the reporting period.

ANNUAL REPORT	MARCH 31, 2014	13

PIMCO Global Bond Fund (Unhedged)

Institutional Class - PIGLX	Administrative Class - PADMX
Class P - PGOPX	Class D - PGBDX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

United States	22.6%
Spain	11.7%
France	9.0%
Short-Term Instruments	8.9%
Brazil	6.0%
Japan	5.5%
Other	36.3%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (11/23/93)
PIMCO Global Bond Fund (Unhedged) Institutional Class	0.18%	9.29%	5.57%	6.75%
PIMCO Global Bond Fund (Unhedged) Class P	0.08%	9.18%	5.47%	6.65%
PIMCO Global Bond Fund (Unhedged) Administrative Class	-0.07%	9.02%	5.31%	6.50%
PIMCO Global Bond Fund (Unhedged) Class D	-0.22%	8.86%	5.16%	6.33%
JPMorgan GBI Global FX NY Index Unhedged in USD	0.92%	3.93%	4.35%	5.65%
Lipper Global Income Funds Average	0.77%	7.18%	4.58%	5.58%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.58% for the Institutional Class shares, 0.68% for Class P shares, 0.83% for Administrative Class shares, and 0.98% for Class D shares.

Portfolio Insights

»

The PIMCO Global Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to non-Agency mortgage-backed securities (“MBS”) and European residential MBS contributed to performance as prices on these securities generally rose over the reporting period.

»	Positions in government-related debt in Europe contributed to performance as spreads on these securities tightened over the reporting period.

»	An underweight to the Japanese yen contributed to performance as the Japanese yen depreciated relative to the U.S. dollar over the reporting period.

»	An underweight to duration (or sensitivity to changes in market interest rates) in Italy detracted from performance as Italian sovereign yields fell over the reporting period.

»

An overweight to duration in the U.K. in the second and third quarters of 2013, and an underweight to U.K. duration in the first quarter of 2014, detracted from performance as interest rates rose in the second and third quarters of 2013 but fell during the first quarter of 2014.

»

An overweight to the Brazilian real and Mexican peso during the second quarter of 2013 detracted from performance as these currencies depreciated sharply relative to the U.S. dollar during that period.

14	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Institutional Class - PGBIX	Class A - PAIIX
Class P - PGNPX	Class B - PBIIX
Administrative Class - PGDAX	Class C - PCIIX

Cumulative Returns Through March 31, 2014

Allocation Breakdown‡

United States	20.2%
Short-Term Instruments	16.7%
Spain	12.1%
France	9.4%
Japan	8.9%
United Kingdom	6.8%
Other	25.9%
‡	% of Total Investments as of 03/31/14

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (10/02/95)
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Institutional Class	0.49%	8.42%	5.69%	6.94%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class P	0.39%	8.31%	5.59%	6.83%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Administrative Class	0.24%	8.16%	5.44%	6.67%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class A	0.13%	8.02%	5.29%	6.52%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	-3.62%	7.19%	4.88%	6.30%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class B	-0.61%	7.21%	4.74%	6.21%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class B (adjusted)	-4.02%	7.14%	4.74%	6.21%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class C	-0.61%	7.21%	4.50%	5.72%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	-1.58%	7.21%	4.50%	5.72%
JPMorgan GBI Global Index Hedged in USD	1.03%	3.46%	4.31%	5.82%
Lipper Global Income Funds Average	0.77%	7.18%	4.58%	5.66%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 09/30/1995.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares.The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.57% for the Institutional Class shares, 0.67% for Class P shares, 0.82% for Administrative Class shares, 0.92% for Class A shares, 1.67% for Class B shares, and 1.67% for Class C shares.

Portfolio Insights

»

The PIMCO Global Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

»

Portfolios managed to U.S. dollar-hedged benchmarks are hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar marginally outperformed unhedged portfolios over the reporting period, as the U.S. dollar outperformed against the basket of foreign currencies in the portfolios.

»	Exposure to non-Agency mortgage-backed securities (“MBS”) and European residential MBS contributed to performance as prices on these securities generally rose over the reporting period.

»	Exposure to government-related debt in Europe contributed to performance as spreads on these securities tightened over the reporting period.

»	An underweight to the Japanese yen contributed to performance as the Japanese yen depreciated relative to the U.S. dollar over the reporting period.

»	An underweight to duration (or sensitivity to changes in market interest rates) in Italy detracted from performance as Italian sovereign yields fell over the reporting period.

»

An overweight to duration in the U.K. in the second and third quarters of 2013, and an underweight to U.K. duration in the first quarter of 2014, detracted from performance as interest rates rose in the second and third quarters of 2013 but fell during the first quarter of 2014.

»

An overweight to the Brazilian real and Mexican peso during the second quarter of 2013 detracted from performance as these currencies depreciated sharply relative to the U.S. dollar during that period.

ANNUAL REPORT	MARCH 31, 2014	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2013 to March 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Emerging Local Bond Fund
Institutional Class	$1,000.00	$998.10	$4.48	$1,000.00	$1,020.44	$4.53	0.90%
Class P	1,000.00	997.60	4.98	1,000.00	1,019.95	5.04	1.00
Administrative Class	1,000.00	996.90	5.73	1,000.00	1,019.20	5.79	1.15
Class D	1,000.00	995.90	6.72	1,000.00	1,018.20	6.79	1.35
Class A	1,000.00	995.90	6.72	1,000.00	1,018.20	6.79	1.35
Class C	1,000.00	992.20	10.43	1,000.00	1,014.46	10.55	2.10
PIMCO Emerging Markets Bond Fund
Institutional Class	$1,000.00	$1,028.10	$4.20	$1,000.00	$1,020.79	$4.18	0.83%
Class P	1,000.00	1,027.60	4.70	1,000.00	1,020.29	4.68	0.93
Administrative Class	1,000.00	1,026.80	5.46	1,000.00	1,019.55	5.44	1.08
Class D	1,000.00	1,025.90	6.31	1,000.00	1,018.70	6.29	1.25
Class A	1,000.00	1,025.90	6.31	1,000.00	1,018.70	6.29	1.25
Class B	1,000.00	1,022.10	10.08	1,000.00	1,014.96	10.05	2.00
Class C	1,000.00	1,022.10	10.08	1,000.00	1,014.96	10.05	2.00

16	PIMCO INTERNATIONAL BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Emerging Markets Corporate Bond Fund
Institutional Class	$1,000.00	$1,033.60	$5.83	$1,000.00	$1,019.20	$5.79	1.15%
Class P	1,000.00	1,033.10	6.34	1,000.00	1,018.70	6.29	1.25
Class D	1,000.00	1,031.60	7.85	1,000.00	1,017.20	7.80	1.55
Class A	1,000.00	1,031.60	7.85	1,000.00	1,017.20	7.80	1.55
Class C	1,000.00	1,027.70	11.63	1,000.00	1,013.46	11.55	2.30
PIMCO Emerging Markets Currency Fund
Institutional Class	$1,000.00	$1,008.60	$4.26	$1,000.00	$1,020.69	$4.28	0.85%
Class P	1,000.00	1,008.10	4.76	1,000.00	1,020.19	4.78	0.95
Administrative Class	1,000.00	1,007.40	5.51	1,000.00	1,019.45	5.54	1.10
Class D	1,000.00	1,006.60	6.25	1,000.00	1,018.70	6.29	1.25
Class A	1,000.00	1,006.60	6.25	1,000.00	1,018.70	6.29	1.25
Class C	1,000.00	1,002.90	9.99	1,000.00	1,014.96	10.05	2.00
PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class	$1,000.00	$1,010.80	$0.35	$1,000.00	$1,024.58	$0.35	0.07%
Class P	1,000.00	1,010.20	0.80	1,000.00	1,024.13	0.81	0.16
Class D	1,000.00	1,008.80	2.35	1,000.00	1,022.59	2.37	0.47
Class A	1,000.00	1,008.80	2.30	1,000.00	1,022.64	2.32	0.46
Class C	1,000.00	1,005.10	6.05	1,000.00	1,018.90	6.09	1.21
PIMCO Foreign Bond Fund (Unhedged)
Institutional Class	$1,000.00	$1,032.30	$2.63	$1,000.00	$1,022.34	$2.62	0.52%
Class P	1,000.00	1,031.80	3.14	1,000.00	1,021.84	3.13	0.62
Administrative Class	1,000.00	1,031.00	3.90	1,000.00	1,021.09	3.88	0.77
Class D	1,000.00	1,030.20	4.66	1,000.00	1,020.34	4.63	0.92
Class A	1,000.00	1,030.20	4.66	1,000.00	1,020.34	4.63	0.92
Class C	1,000.00	1,026.40	8.44	1,000.00	1,016.60	8.40	1.67
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,039.50	$2.64	$1,000.00	$1,022.34	$2.62	0.52%
Class P	1,000.00	1,039.00	3.15	1,000.00	1,021.84	3.13	0.62
Administrative Class	1,000.00	1,038.20	3.91	1,000.00	1,021.09	3.88	0.77
Class D	1,000.00	1,037.50	4.67	1,000.00	1,020.34	4.63	0.92
Class A	1,000.00	1,037.50	4.67	1,000.00	1,020.34	4.63	0.92
Class B	1,000.00	1,033.60	8.47	1,000.00	1,016.60	8.40	1.67
Class C	1,000.00	1,033.60	8.47	1,000.00	1,016.60	8.40	1.67
Class R	1,000.00	1,036.20	5.94	1,000.00	1,019.10	5.89	1.17
PIMCO Global Advantage® Strategy Bond Fund
Institutional Class	$1,000.00	$1,024.50	$3.53	$1,000.00	$1,021.44	$3.53	0.70%
Class P	1,000.00	1,024.00	4.04	1,000.00	1,020.94	4.03	0.80
Class D	1,000.00	1,022.50	5.55	1,000.00	1,019.45	5.54	1.10
Class A	1,000.00	1,022.50	5.55	1,000.00	1,019.45	5.54	1.10
Class C	1,000.00	1,018.70	9.31	1,000.00	1,015.71	9.30	1.85
Class R	1,000.00	1,021.20	6.80	1,000.00	1,018.20	6.79	1.35
PIMCO Global Bond Fund (Unhedged)
Institutional Class	$1,000.00	$1,026.70	$2.88	$1,000.00	$1,022.09	$2.87	0.57%
Class P	1,000.00	1,026.20	3.44	1,000.00	1,021.54	3.43	0.68
Administrative Class	1,000.00	1,025.40	4.14	1,000.00	1,020.84	4.13	0.82
Class D	1,000.00	1,024.60	4.90	1,000.00	1,020.09	4.89	0.97

ANNUAL REPORT	MARCH 31, 2014	17

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,033.00	$2.84	$1,000.00	$1,022.14	$2.82	0.56%
Class P	1,000.00	1,032.50	3.34	1,000.00	1,021.64	3.33	0.66
Administrative Class	1,000.00	1,031.80	4.10	1,000.00	1,020.89	4.08	0.81
Class A	1,000.00	1,031.20	4.61	1,000.00	1,020.39	4.58	0.91
Class B	1,000.00	1,027.40	8.39	1,000.00	1,016.65	8.35	1.66
Class C	1,000.00	1,027.40	8.39	1,000.00	1,016.65	8.35	1.66

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

18	PIMCO INTERNATIONAL BOND FUNDS

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	The Fund’s benchmark index is a blend of 50% JPMorgan Global Bond Index Emerging Markets—Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified. The JPMorgan Global Bond Index Emerging Markets—Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. JPMorgan Corporate Emerging Market Bond Index Diversified tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	The JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI) is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Local Markets Index Plus (Unhedged)	JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. It is not possible to invest directly in an unmanaged index. For periods prior to May 2010, the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) contains back-tested index data which re-calculates the index return using bid-side FX Spot, Forwards, and LIBOR rates.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global ex-US FX NY Index Unhedged in USD	JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global FX NY Index Unhedged in USD	JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global Index Hedged in USD	JPMorgan GBI Global Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

PIMCO Global Advantage Bond Index® (GLADI) (NY Close)	PIMCO Global Advantage Bond Index® (GLADI) (NY Close) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	19

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Emerging Local Bond Fund
Institutional Class
03/31/2014	$10.84	$0.42	$(1.41)	$(0.99)	$(0.27)	$0.00	$(0.19)	$(0.46)
03/31/2013	10.75	0.46	0.26	0.72	(0.63)	0.00	0.00	(0.63)
03/31/2012	10.72	0.49	0.06	0.55	(0.52)	0.00	0.00	(0.52)
03/31/2011	10.38	0.52	0.61	1.13	(0.79)	0.00	0.00	(0.79)
03/31/2010	7.77	0.56	2.68	3.24	(0.63)	0.00	0.00	(0.63)
Class P
03/31/2014	10.84	0.42	(1.42)	(1.00)	(0.26)	0.00	(0.19)	(0.45)
03/31/2013	10.75	0.45	0.26	0.71	(0.62)	0.00	0.00	(0.62)
03/31/2012	10.72	0.48	0.06	0.54	(0.51)	0.00	0.00	(0.51)
03/31/2011	10.38	0.51	0.61	1.12	(0.78)	0.00	0.00	(0.78)
03/31/2010	7.77	0.54	2.70	3.24	(0.63)	0.00	0.00	(0.63)
Administrative Class
03/31/2014	10.84	0.40	(1.42)	(1.02)	(0.24)	0.00	(0.19)	(0.43)
03/31/2013	10.75	0.43	0.27	0.70	(0.61)	0.00	0.00	(0.61)
03/31/2012	10.72	0.50	0.02	0.52	(0.49)	0.00	0.00	(0.49)
03/31/2011	10.38	0.50	0.61	1.11	(0.77)	0.00	0.00	(0.77)
03/31/2010	7.77	0.52	2.70	3.22	(0.61)	0.00	0.00	(0.61)
Class D
03/31/2014	10.84	0.38	(1.42)	(1.04)	(0.22)	0.00	(0.19)	(0.41)
03/31/2013	10.75	0.41	0.27	0.68	(0.59)	0.00	0.00	(0.59)
03/31/2012	10.72	0.45	0.05	0.50	(0.47)	0.00	0.00	(0.47)
03/31/2011	10.38	0.48	0.60	1.08	(0.74)	0.00	0.00	(0.74)
03/31/2010	7.77	0.51	2.69	3.20	(0.59)	0.00	0.00	(0.59)
Class A
03/31/2014	10.84	0.38	(1.42)	(1.04)	(0.22)	0.00	(0.19)	(0.41)
03/31/2013	10.75	0.41	0.27	0.68	(0.59)	0.00	0.00	(0.59)
03/31/2012	10.72	0.45	0.05	0.50	(0.47)	0.00	0.00	(0.47)
03/31/2011	10.38	0.47	0.61	1.08	(0.74)	0.00	0.00	(0.74)
03/31/2010	7.77	0.50	2.70	3.20	(0.59)	0.00	0.00	(0.59)
Class C
03/31/2014	10.84	0.31	(1.42)	(1.11)	(0.15)	0.00	(0.19)	(0.34)
03/31/2013	10.75	0.33	0.26	0.59	(0.50)	0.00	0.00	(0.50)
03/31/2012	10.72	0.36	0.06	0.42	(0.39)	0.00	0.00	(0.39)
03/31/2011	10.38	0.39	0.62	1.01	(0.67)	0.00	0.00	(0.67)
03/31/2010	7.77	0.43	2.70	3.13	(0.52)	0.00	0.00	(0.52)

PIMCO Emerging Markets Bond Fund
Institutional Class
03/31/2014	$12.20	$0.52	$(0.91)	$(0.39)	$(0.57)	$(0.41)	$0.00	$(0.98)
03/31/2013	11.67	0.52	0.64	1.16	(0.62)	(0.01)	0.00	(0.63)
03/31/2012	11.09	0.49	0.64	1.13	(0.55)	0.00	0.00	(0.55)
03/31/2011	10.64	0.52	0.49	1.01	(0.56)	0.00	0.00	(0.56)
03/31/2010	8.55	0.55	2.14	2.69	(0.12)	0.00	(0.48)	(0.60)
Class P
03/31/2014	12.20	0.52	(0.92)	(0.40)	(0.56)	(0.41)	0.00	(0.97)
03/31/2013	11.67	0.51	0.64	1.15	(0.61)	(0.01)	0.00	(0.62)
03/31/2012	11.09	0.48	0.64	1.12	(0.54)	0.00	0.00	(0.54)
03/31/2011	10.64	0.51	0.49	1.00	(0.55)	0.00	0.00	(0.55)
03/31/2010	8.55	0.53	2.15	2.68	(0.10)	0.00	(0.49)	(0.59)
Administrative Class
03/31/2014	12.20	0.50	(0.92)	(0.42)	(0.54)	(0.41)	0.00	(0.95)
03/31/2013	11.67	0.50	0.63	1.13	(0.59)	(0.01)	0.00	(0.60)
03/31/2012	11.09	0.46	0.64	1.10	(0.52)	0.00	0.00	(0.52)
03/31/2011	10.64	0.49	0.50	0.99	(0.54)	0.00	0.00	(0.54)
03/31/2010	8.55	0.53	2.14	2.67	(0.10)	0.00	(0.48)	(0.58)

Please see footnotes on page 32.

20	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$9.39	(9.20)%	$9,438,546	0.90%		0.90%		0.90%		0.90%		4.32%	37%
10.84	6.91	12,155,271	0.90		0.90		0.90		0.90		4.29	47
10.75	5.27	9,439,420	0.90		0.90		0.90		0.90		4.56	22
10.72	11.26	4,184,389	0.90		0.90		0.90		0.90		4.95	24
10.38	42.71	1,950,140	0.92	(b)	0.92	(b)	0.92	(b)	0.92	(b)	5.85	174

9.39	(9.29)	404,390	1.00		1.00		1.00		1.00		4.20	37
10.84	6.81	1,171,328	1.00		1.00		1.00		1.00		4.19	47
10.75	5.16	1,301,738	1.00		1.00		1.00		1.00		4.52	22
10.72	11.14	983,357	1.00		1.00		1.00		1.00		4.78	24
10.38	42.65	70,278	1.02	(c)	1.02	(c)	1.02	(c)	1.02	(c)	5.41	174

9.39	(9.42)	39,997	1.15		1.15		1.15		1.15		4.07	37
10.84	6.64	46,695	1.15		1.15		1.15		1.15		4.03	47
10.75	5.00	41,861	1.15		1.15		1.15		1.15		4.58	22
10.72	10.97	196,741	1.15		1.15		1.15		1.15		4.73	24
10.38	42.38	252,079	1.17	(b)	1.17	(b)	1.17	(b)	1.17	(b)	5.16	174

9.39	(9.61)	717,346	1.35		1.35		1.35		1.35		3.87	37
10.84	6.43	874,837	1.35		1.35		1.35		1.35		3.84	47
10.75	4.80	825,865	1.35		1.35		1.35		1.35		4.20	22
10.72	10.75	875,805	1.35		1.35		1.35		1.35		4.50	24
10.38	42.12	507,104	1.35		1.35		1.35		1.35		5.09	174

9.39	(9.61)	208,199	1.35		1.35		1.35		1.35		3.86	37
10.84	6.43	545,392	1.35		1.35		1.35		1.35		3.83	47
10.75	4.80	479,684	1.35		1.35		1.35		1.35		4.18	22
10.72	10.75	499,070	1.35		1.35		1.35		1.35		4.44	24
10.38	42.10	147,882	1.35		1.35		1.35		1.35		5.10	174

9.39	(10.29)	84,128	2.10		2.10		2.10		2.10		3.11	37
10.84	5.64	188,875	2.10		2.10		2.10		2.10		3.09	47
10.75	4.02	194,451	2.10		2.10		2.10		2.10		3.38	22
10.72	9.93	125,891	2.10		2.10		2.10		2.10		3.68	24
10.38	41.05	30,804	2.10		2.10		2.10		2.10		4.44	174

$10.83	(3.04)%	$4,903,275	0.83%		0.83%		0.83%		0.83%		4.65%	28%
12.20	10.10	5,678,069	0.83		0.83		0.83		0.83		4.32	38
11.67	10.47	4,848,393	0.83		0.83		0.83		0.83		4.34	12
11.09	9.68	2,328,606	0.83		0.83		0.83		0.83		4.75	100
10.64	32.21	1,999,540	0.85	(d)	0.85	(d)	0.84	(d)	0.84	(d)	5.58	185

10.83	(3.14)	208,435	0.93		0.93		0.93		0.93		4.55	28
12.20	9.99	419,405	0.93		0.93		0.93		0.93		4.23	38
11.67	10.36	314,689	0.93		0.93		0.93		0.93		4.29	12
11.09	9.57	219,160	0.93		0.93		0.93		0.93		4.63	100
10.64	32.08	67,526	0.95	(e)	0.95	(e)	0.94	(e)	0.94	(e)	5.23	185

10.83	(3.29)	12,079	1.08		1.08		1.08		1.08		4.38	28
12.20	9.83	31,702	1.08		1.08		1.08		1.08		4.09	38
11.67	10.19	21,939	1.08		1.08		1.08		1.08		4.11	12
11.09	9.41	22,944	1.08		1.08		1.08		1.08		4.44	100
10.64	31.88	14,172	1.10	(d)	1.10	(d)	1.09	(d)	1.09	(d)	5.30	185

Please see footnotes on page 32.

ANNUAL REPORT	MARCH 31, 2014	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Emerging Markets Bond Fund (Cont.)
Class D
03/31/2014	$12.20	$0.48	$(0.92)	$(0.44)	$(0.52)	$(0.41)	$0.00	$(0.93)
03/31/2013	11.67	0.47	0.64	1.11	(0.57)	(0.01)	0.00	(0.58)
03/31/2012	11.09	0.45	0.63	1.08	(0.50)	0.00	0.00	(0.50)
03/31/2011	10.64	0.48	0.49	0.97	(0.52)	0.00	0.00	(0.52)
03/31/2010	8.55	0.51	2.14	2.65	(0.08)	0.00	(0.48)	(0.56)
Class A
03/31/2014	12.20	0.48	(0.92)	(0.44)	(0.52)	(0.41)	0.00	(0.93)
03/31/2013	11.67	0.48	0.63	1.11	(0.57)	(0.01)	0.00	(0.58)
03/31/2012	11.09	0.45	0.63	1.08	(0.50)	0.00	0.00	(0.50)
03/31/2011	10.64	0.48	0.49	0.97	(0.52)	0.00	0.00	(0.52)
03/31/2010	8.55	0.51	2.14	2.65	(0.08)	0.00	(0.48)	(0.56)
Class B
03/31/2014	12.20	0.39	(0.91)	(0.52)	(0.44)	(0.41)	0.00	(0.85)
03/31/2013	11.67	0.38	0.64	1.02	(0.48)	(0.01)	0.00	(0.49)
03/31/2012	11.09	0.38	0.62	1.00	(0.42)	0.00	0.00	(0.42)
03/31/2011	10.64	0.39	0.49	0.88	(0.43)	0.00	0.00	(0.43)
03/31/2010	8.55	0.44	2.14	2.58	(0.01)	0.00	(0.48)	(0.49)
Class C
03/31/2014	12.20	0.39	(0.91)	(0.52)	(0.44)	(0.41)	0.00	(0.85)
03/31/2013	11.67	0.38	0.64	1.02	(0.48)	(0.01)	0.00	(0.49)
03/31/2012	11.09	0.37	0.63	1.00	(0.42)	0.00	0.00	(0.42)
03/31/2011	10.64	0.40	0.48	0.88	(0.43)	0.00	0.00	(0.43)
03/31/2010	8.55	0.43	2.15	2.58	(0.01)	0.00	(0.48)	(0.49)

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class
03/31/2014	$12.14	$0.42	$(0.58)	$(0.16)	$(0.40)	$(0.20)	$(0.03)	$(0.63)
03/31/2013	11.36	0.45	0.86	1.31	(0.46)	(0.07)	0.00	(0.53)
03/31/2012	11.40	0.50	(0.01)	0.49	(0.50)	(0.03)	0.00	(0.53)
03/31/2011	11.29	0.53	0.38	0.91	(0.55)	(0.25)	0.00	(0.80)
07/01/2009 - 03/31/2010	10.00	0.48	1.33	1.81	(0.47)	(0.05)	0.00	(0.52)
Class P
03/31/2014	12.14	0.40	(0.58)	(0.18)	(0.38)	(0.20)	(0.03)	(0.61)
03/31/2013	11.36	0.43	0.87	1.30	(0.45)	(0.07)	0.00	(0.52)
03/31/2012	11.40	0.50	(0.02)	0.48	(0.49)	(0.03)	0.00	(0.52)
10/15/2010 - 03/31/2011	11.85	0.24	(0.19)	0.05	(0.25)	(0.25)	0.00	(0.50)
Class D
03/31/2014	12.14	0.37	(0.58)	(0.21)	(0.35)	(0.20)	(0.03)	(0.58)
03/31/2013	11.36	0.40	0.87	1.27	(0.42)	(0.07)	0.00	(0.49)
11/18/2011 - 03/31/2012	10.97	0.16	0.41	0.57	(0.15)	(0.03)	0.00	(0.18)
Class A
03/31/2014	12.14	0.37	(0.58)	(0.21)	(0.35)	(0.20)	(0.03)	(0.58)
03/31/2013	11.36	0.40	0.87	1.27	(0.42)	(0.07)	0.00	(0.49)
11/18/2011 - 03/31/2012	10.97	0.17	0.40	0.57	(0.15)	(0.03)	0.00	(0.18)
Class C
03/31/2014	12.14	0.28	(0.58)	(0.30)	(0.26)	(0.20)	(0.03)	(0.49)
03/31/2013	11.36	0.31	0.87	1.18	(0.33)	(0.07)	0.00	(0.40)
11/18/2011 - 03/31/2012	10.97	0.14	0.40	0.54	(0.12)	(0.03)	0.00	(0.15)

PIMCO Emerging Markets Currency Fund
Institutional Class
03/31/2014	$10.55	$0.14	$(0.36)	$(0.22)	$(0.06)	$0.00	$(0.09)	$(0.15)
03/31/2013	10.53	0.16	0.09	0.25	(0.23)	0.00	0.00	(0.23)
03/31/2012	10.88	0.16	(0.35)	(0.19)	(0.16)	0.00	0.00	(0.16)
03/31/2011	10.24	0.20	0.64	0.84	(0.20)	0.00	0.00	(0.20)
03/31/2010	8.07	0.23	2.17	2.40	(0.15)	0.00	(0.08)	(0.23)

Please see footnotes on page 32.

22	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.83	(3.45)%	$285,514	1.25%		1.25%		1.25%		1.25%		4.22%		28%
12.20	9.64	495,087	1.25		1.25		1.25		1.25		3.91		38
11.67	10.01	409,412	1.25		1.25		1.25		1.25		3.99		12
11.09	9.22	354,029	1.25		1.25		1.25		1.25		4.31		100
10.64	31.67	233,530	1.26		1.26		1.25		1.25		5.10		185

10.83	(3.45)	375,097	1.25		1.25		1.25		1.25		4.23		28
12.20	9.64	701,218	1.25		1.25		1.25		1.25		3.91		38
11.67	10.01	560,949	1.25		1.25		1.25		1.25		3.98		12
11.09	9.22	478,131	1.25		1.25		1.25		1.25		4.33		100
10.64	31.67	342,986	1.26		1.26		1.25		1.25		5.13		185

10.83	(4.17)	1,399	2.00		2.00		2.00		2.00		3.46		28
12.20	8.82	4,536	2.00		2.00		2.00		2.00		3.11		38
11.67	9.18	9,279	2.00		2.00		2.00		2.00		3.36		12
11.09	8.41	23,863	2.00		2.00		2.00		2.00		3.58		100
10.64	30.70	40,277	2.01		2.01		2.00		2.00		4.43		185

10.83	(4.17)	136,114	2.00		2.00		2.00		2.00		3.48		28
12.20	8.83	235,760	2.00		2.00		2.00		2.00		3.15		38
11.67	9.19	202,486	2.00		2.00		2.00		2.00		3.24		12
11.09	8.41	178,383	2.00		2.00		2.00		2.00		3.58		100
10.64	30.69	131,421	2.01		2.01		2.00		2.00		4.35		185

$11.35	(1.30)%	$1,373,245	1.15%		1.15%		1.15%		1.15%		3.66%		126%
12.14	11.73	989,144	1.17	(f)	1.17	(f)	1.17	(f)	1.17	(f)	3.72		105
11.36	4.48	368,331	1.25		1.25		1.25		1.25		4.45		85
11.40	8.29	338,331	1.25		1.25		1.25		1.25		4.65		135
11.29	18.50	162,653	1.25	*	1.40	*	1.25	*	1.40	*	5.80	*	119

11.35	(1.40)	626	1.25		1.25		1.25		1.25		3.41		126
12.14	11.62	222,082	1.27	(f)	1.27	(f)	1.27	(f)	1.27	(f)	3.61		105
11.36	4.38	10,570	1.35		1.35		1.35		1.35		4.41		85
11.40	0.50	13,611	1.35	*	1.35	*	1.35	*	1.35	*	4.71	*	135

11.35	(1.69)	781	1.55		1.55		1.55		1.55		3.21		126
12.14	11.28	1,223	1.57	(f)	1.57	(f)	1.57	(f)	1.57	(f)	3.28		105
11.36	5.19	16	1.65	*	1.65	*	1.65	*	1.65	*	4.05	*	85

11.35	(1.69)	3,837	1.55		1.55		1.55		1.55		3.23		126
12.14	11.32	13,739	1.57	(f)	1.57	(f)	1.57	(f)	1.57	(f)	3.32		105
11.36	5.19	113	1.65	*	1.65	*	1.65	*	1.65	*	4.06	*	85

11.35	(2.42)	854	2.30		2.30		2.30		2.30		2.45		126
12.14	10.44	1,698	2.32	(f)	2.32	(f)	2.32	(f)	2.32	(f)	2.53		105
11.36	4.90	31	2.40	*	2.40	*	2.40	*	2.40	*	3.35	*	85

$10.18	(2.12)%	$5,652,597	0.85%		0.85%		0.85%		0.85%		1.39%		53%
10.55	2.40	6,403,792	0.85		0.85		0.85		0.85		1.57		58
10.53	(1.73)	5,954,755	0.85		0.85		0.85		0.85		1.52		49
10.88	8.36	3,745,530	0.86		0.86		0.85		0.85		1.96		31
10.24	29.94	2,111,435	0.85		0.85		0.85		0.85		2.34		190

Please see footnotes on page 32.

ANNUAL REPORT	MARCH 31, 2014	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains		Tax Basis Return of Capital	Total Distributions

PIMCO Emerging Markets Currency Fund (Cont.)
Class P
03/31/2014	$10.55	$0.13	$(0.37)	$(0.24)	$(0.05)	$0.00		$(0.08)	$(0.13)
03/31/2013	10.53	0.15	0.09	0.24	(0.22)	0.00		0.00	(0.22)
03/31/2012	10.88	0.15	(0.35)	(0.20)	(0.15)	0.00		0.00	(0.15)
03/31/2011	10.24	0.19	0.64	0.83	(0.19)	0.00		0.00	(0.19)
03/31/2010	8.07	0.21	2.18	2.39	(0.14)	0.00		(0.08)	(0.22)
Administrative Class
03/31/2014	10.55	0.12	(0.37)	(0.25)	(0.05)	0.00		(0.07)	(0.12)
03/31/2013	10.53	0.12	0.10	0.22	(0.20)	0.00		0.00	(0.20)
03/31/2012	10.88	0.14	(0.35)	(0.21)	(0.14)	0.00		0.00	(0.14)
03/31/2011	10.24	0.18	0.64	0.82	(0.18)	0.00		0.00	(0.18)
03/31/2010	8.07	0.20	2.18	2.38	(0.13)	0.00		(0.08)	(0.21)
Class D
03/31/2014	10.55	0.10	(0.37)	(0.27)	(0.04)	0.00		(0.06)	(0.10)
03/31/2013	10.53	0.12	0.09	0.21	(0.19)	0.00		0.00	(0.19)
03/31/2012	10.88	0.12	(0.35)	(0.23)	(0.12)	0.00		0.00	(0.12)
03/31/2011	10.24	0.16	0.64	0.80	(0.16)	0.00		0.00	(0.16)
03/31/2010	8.07	0.19	2.17	2.36	(0.11)	0.00		(0.08)	(0.19)
Class A
03/31/2014	10.55	0.10	(0.37)	(0.27)	(0.04)	0.00		(0.06)	(0.10)
03/31/2013	10.53	0.12	0.09	0.21	(0.19)	0.00		0.00	(0.19)
03/31/2012	10.88	0.12	(0.35)	(0.23)	(0.12)	0.00		0.00	(0.12)
03/31/2011	10.24	0.16	0.64	0.80	(0.16)	0.00		0.00	(0.16)
03/31/2010	8.07	0.19	2.17	2.36	(0.11)	0.00		(0.08)	(0.19)
Class C
03/31/2014	10.55	0.03	(0.37)	(0.34)	(0.01)	0.00		(0.02)	(0.03)
03/31/2013	10.53	0.04	0.09	0.13	(0.11)	0.00		0.00	(0.11)
03/31/2012	10.88	0.04	(0.35)	(0.31)	(0.04)	0.00		0.00	(0.04)
03/31/2011	10.24	0.08	0.65	0.73	(0.09)	0.00		0.00	(0.09)
03/31/2010	8.07	0.12	2.17	2.29	(0.04)	0.00		(0.08)	(0.12)

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class
03/31/2014	$9.94	$0.35	$(0.91)	$(0.56)	$(0.42)	$0.00	^	$0.00	$(0.42)
02/25/2013 - 03/31/2013	10.00	0.04	(0.06)	(0.02)	(0.04)	0.00		0.00	(0.04)
Class P
03/31/2014	9.94	0.37	(0.94)	(0.57)	(0.41)	0.00	^	0.00	(0.41)
02/25/2013 - 03/31/2013	10.00	0.04	(0.06)	(0.02)	(0.04)	0.00		0.00	(0.04)
Class D
03/31/2014	9.94	0.31	(0.91)	(0.60)	(0.38)	0.00	^	0.00	(0.38)
02/25/2013 - 03/31/2013	10.00	0.03	(0.06)	(0.03)	(0.03)	0.00		0.00	(0.03)
Class A
03/31/2014	9.94	0.32	(0.92)	(0.60)	(0.38)	0.00	^	0.00	(0.38)
02/25/2013 - 03/31/2013	10.00	0.04	(0.06)	(0.02)	(0.04)	0.00		0.00	(0.04)
Class C
03/31/2014	9.94	0.22	(0.88)	(0.66)	(0.32)	0.00	^	0.00	(0.32)
02/25/2013 - 03/31/2013	10.00	0.03	(0.06)	(0.03)	(0.03)	0.00		0.00	(0.03)

PIMCO Foreign Bond Fund (Unhedged)
Institutional Class
03/31/2014	$10.41	$0.29	$(0.10)	$0.19	$(0.15)	$0.00		$(0.11)	$(0.26)
03/31/2013	10.87	0.30	(0.05)	0.25	(0.37)	(0.34)		0.00	(0.71)
03/31/2012	10.66	0.29	0.46	0.75	(0.54)	0.00		0.00	(0.54)
03/31/2011	9.99	0.27	1.09	1.36	(0.69)	0.00		0.00	(0.69)
03/31/2010	8.02	0.39	1.92	2.31	(0.34)	0.00		0.00	(0.34)

Please see footnotes on page 32.

24	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.18	(2.22)%	$45,109	0.95%		0.95%		0.95%		0.95%		1.32%		53%
10.55	2.30	94,860	0.95		0.95		0.95		0.95		1.46		58
10.53	(1.83)	103,632	0.95		0.95		0.95		0.95		1.43		49
10.88	8.25	107,051	0.96		0.96		0.95		0.95		1.87		31
10.24	29.82	75,682	0.95		0.95		0.95		0.95		2.06		190

10.18	(2.37)	6,876	1.10		1.10		1.10		1.10		1.15		53
10.55	2.14	9,082	1.10		1.10		1.10		1.10		1.18		58
10.53	(1.98)	35,703	1.10		1.10		1.10		1.10		1.28		49
10.88	8.09	35,051	1.11		1.11		1.10		1.10		1.68		31
10.24	29.62	5,867	1.10		1.10		1.10		1.10		2.14		190

10.18	(2.52)	66,487	1.25		1.25		1.25		1.25		1.02		53
10.55	2.00	138,932	1.25		1.25		1.25		1.25		1.16		58
10.53	(2.13)	171,250	1.25		1.25		1.25		1.25		1.14		49
10.88	7.93	378,604	1.26		1.26		1.25		1.25		1.57		31
10.24	29.43	284,522	1.25		1.25		1.25		1.25		1.92		190

10.18	(2.51)	64,820	1.25		1.25		1.25		1.25		1.01		53
10.55	2.00	113,719	1.25		1.25		1.25		1.25		1.15		58
10.53	(2.12)	167,465	1.25		1.25		1.25		1.25		1.14		49
10.88	7.93	238,451	1.26		1.26		1.25		1.25		1.55		31
10.24	29.43	229,627	1.25		1.25		1.25		1.25		1.95		190

10.18	(3.24)	29,694	2.00		2.00		2.00		2.00		0.26		53
10.55	1.24	49,064	2.00		2.00		2.00		2.00		0.41		58
10.53	(2.86)	64,148	2.00		2.00		2.00		2.00		0.38		49
10.88	7.12	78,694	2.01		2.01		2.00		2.00		0.81		31
10.24	28.47	90,249	2.00		2.00		2.00		2.00		1.22		190

$8.96	(5.59)%	$315,036	0.07%		0.99%		0.07%		0.99%		3.86%		29%
9.94	(0.21)	3,907	0.05	*	12.24	*	0.05	*	12.24	*	4.20	*	16

8.96	(5.69)	9,878	0.17		1.09		0.17		1.09		4.15		29
9.94	(0.22)	49	0.15	*	12.34	*	0.15	*	12.34	*	4.21	*	16

8.96	(5.96)	8,994	0.47		1.39		0.47		1.39		3.41		29
9.94	(0.25)	1,099	0.45	*	12.64	*	0.45	*	12.64	*	3.63	*	16

8.96	(5.97)	4,580	0.47		1.39		0.47		1.39		3.51		29
9.94	(0.25)	220	0.45	*	12.64	*	0.45	*	12.64	*	3.92	*	16

8.96	(6.66)	436	1.22		2.14		1.22		2.14		2.41		29
9.94	(0.31)	47	1.20	*	13.39	*	1.20	*	13.39	*	3.51	*	16

$10.34	1.86%	$1,503,661	0.52%		0.52%		0.50%		0.50%		2.86%		187%
10.41	2.08	3,738,584	0.53		0.53		0.50		0.50		2.70		424
10.87	7.06	3,471,189	0.50		0.50		0.50		0.50		2.61		486
10.66	13.85	2,258,636	0.50		0.50		0.50		0.50		2.58		427
9.99	29.02	1,680,425	0.51		0.51		0.50		0.50		4.00		485

Please see footnotes on page 32.

ANNUAL REPORT	MARCH 31, 2014	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Foreign Bond Fund (Unhedged) (Cont.)
Class P
03/31/2014	$10.41	$0.28	$(0.10)	$0.18	$(0.14)	$0.00	$(0.11)	$(0.25)
03/31/2013	10.87	0.28	(0.04)	0.24	(0.36)	(0.34)	0.00	(0.70)
03/31/2012	10.66	0.28	0.46	0.74	(0.53)	0.00	0.00	(0.53)
03/31/2011	9.99	0.26	1.09	1.35	(0.68)	0.00	0.00	(0.68)
03/31/2010	8.02	0.35	1.95	2.30	(0.33)	0.00	0.00	(0.33)
Administrative Class
03/31/2014	10.41	0.27	(0.11)	0.16	(0.12)	0.00	(0.11)	(0.23)
03/31/2013	10.87	0.27	(0.04)	0.23	(0.35)	(0.34)	0.00	(0.69)
03/31/2012	10.66	0.26	0.46	0.72	(0.51)	0.00	0.00	(0.51)
03/31/2011	9.99	0.25	1.09	1.34	(0.67)	0.00	0.00	(0.67)
03/31/2010	8.02	0.42	1.86	2.28	(0.31)	0.00	0.00	(0.31)
Class D
03/31/2014	10.41	0.25	(0.11)	0.14	(0.10)	0.00	(0.11)	(0.21)
03/31/2013	10.87	0.25	(0.04)	0.21	(0.33)	(0.34)	0.00	(0.67)
03/31/2012	10.66	0.25	0.45	0.70	(0.49)	0.00	0.00	(0.49)
03/31/2011	9.99	0.23	1.09	1.32	(0.65)	0.00	0.00	(0.65)
03/31/2010	8.02	0.34	1.93	2.27	(0.30)	0.00	0.00	(0.30)
Class A
03/31/2014	10.41	0.25	(0.11)	0.14	(0.10)	0.00	(0.11)	(0.21)
03/31/2013	10.87	0.26	(0.05)	0.21	(0.33)	(0.34)	0.00	(0.67)
03/31/2012	10.66	0.24	0.46	0.70	(0.49)	0.00	0.00	(0.49)
03/31/2011	9.99	0.23	1.09	1.32	(0.65)	0.00	0.00	(0.65)
03/31/2010	8.02	0.34	1.93	2.27	(0.30)	0.00	0.00	(0.30)
Class C
03/31/2014	10.41	0.18	(0.11)	0.07	(0.03)	0.00	(0.11)	(0.14)
03/31/2013	10.87	0.17	(0.05)	0.12	(0.24)	(0.34)	0.00	(0.58)
03/31/2012	10.66	0.16	0.46	0.62	(0.41)	0.00	0.00	(0.41)
03/31/2011	9.99	0.15	1.09	1.24	(0.57)	0.00	0.00	(0.57)
03/31/2010	8.02	0.27	1.92	2.19	(0.22)	0.00	0.00	(0.22)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2014	$10.90	$0.28	$(0.09)	$0.19	$(0.25)	$(0.12)	$0.00	$(0.37)
03/31/2013	10.75	0.31	0.78	1.09	(0.48)	(0.46)	0.00	(0.94)
03/31/2012	10.38	0.30	0.61	0.91	(0.43)	(0.11)	0.00	(0.54)
03/31/2011	10.31	0.30	0.25	0.55	(0.19)	(0.21)	(0.08)	(0.48)
03/31/2010	9.05	0.45	1.56	2.01	(0.38)	(0.37)	0.00	(0.75)
Class P
03/31/2014	10.90	0.27	(0.09)	0.18	(0.24)	(0.12)	0.00	(0.36)
03/31/2013	10.75	0.30	0.78	1.08	(0.47)	(0.46)	0.00	(0.93)
03/31/2012	10.38	0.29	0.61	0.90	(0.42)	(0.11)	0.00	(0.53)
03/31/2011	10.31	0.29	0.25	0.54	(0.18)	(0.21)	(0.08)	(0.47)
03/31/2010	9.05	0.42	1.58	2.00	(0.37)	(0.37)	0.00	(0.74)
Administrative Class
03/31/2014	10.90	0.26	(0.09)	0.17	(0.23)	(0.12)	0.00	(0.35)
03/31/2013	10.75	0.29	0.77	1.06	(0.45)	(0.46)	0.00	(0.91)
03/31/2012	10.38	0.28	0.60	0.88	(0.40)	(0.11)	0.00	(0.51)
03/31/2011	10.31	0.27	0.25	0.52	(0.16)	(0.21)	(0.08)	(0.45)
03/31/2010	9.05	0.43	1.56	1.99	(0.36)	(0.37)	0.00	(0.73)
Class D
03/31/2014	10.90	0.24	(0.09)	0.15	(0.21)	(0.12)	0.00	(0.33)
03/31/2013	10.75	0.26	0.78	1.04	(0.43)	(0.46)	0.00	(0.89)
03/31/2012	10.38	0.26	0.61	0.87	(0.39)	(0.11)	0.00	(0.50)
03/31/2011	10.31	0.25	0.26	0.51	(0.15)	(0.21)	(0.08)	(0.44)
03/31/2010	9.05	0.39	1.58	1.97	(0.34)	(0.37)	0.00	(0.71)

Please see footnotes on page 32.

26	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$10.34	1.76%	$101,674	0.62%		0.62%		0.60%		0.60%		2.80%	187%
10.41	1.98	182,025	0.63		0.63		0.60		0.60		2.58	424
10.87	6.95	150,685	0.60		0.60		0.60		0.60		2.50	486
10.66	13.74	79,175	0.60		0.60		0.60		0.60		2.48	427
9.99	28.90	56,617	0.61		0.61		0.60		0.60		3.48	485

10.34	1.61	16,727	0.77		0.77		0.75		0.75		2.67	187
10.41	1.86	20,550	0.78		0.78		0.75		0.75		2.46	424
10.87	6.79	17,150	0.75		0.75		0.75		0.75		2.37	486
10.66	13.57	17,151	0.75		0.75		0.75		0.75		2.34	427
9.99	28.69	25,250	0.80		0.80		0.75		0.75		4.83	485

10.34	1.45	572,446	0.92		0.92		0.90		0.90		2.51	187
10.41	1.67	772,164	0.93		0.93		0.90		0.90		2.30	424
10.87	6.63	625,799	0.90		0.90		0.90		0.90		2.22	486
10.66	13.40	457,517	0.90		0.90		0.90		0.90		2.18	427
9.99	28.51	309,151	0.91		0.91		0.90		0.90		3.45	485

10.34	1.46	209,289	0.92		0.92		0.90		0.90		2.51	187
10.41	1.67	335,706	0.93		0.93		0.90		0.90		2.32	424
10.87	6.63	422,001	0.90	(g)	0.90	(g)	0.90	(g)	0.90	(g)	2.21	486
10.66	13.34	359,522	0.95		0.95		0.95		0.95		2.13	427
9.99	28.45	281,286	0.96		0.96		0.95		0.95		3.52	485

10.34	0.70	55,472	1.67		1.67		1.65		1.65		1.76	187
10.41	0.92	88,316	1.68		1.68		1.65		1.65		1.56	424
10.87	5.83	97,963	1.65	(g)	1.65	(g)	1.65	(g)	1.65	(g)	1.46	486
10.66	12.50	88,187	1.70		1.70		1.70		1.70		1.39	427
9.99	27.50	83,050	1.71		1.71		1.70		1.70		2.81	485

$10.72	1.89%	$4,911,601	0.52%		0.52%		0.50%		0.50%		2.67%	175%
10.90	10.39	4,294,911	0.53		0.53		0.50		0.50		2.78	383
10.75	8.97	3,424,392	0.50		0.50		0.50		0.50		2.86	355
10.38	5.37	2,381,859	0.50		0.50		0.50		0.50		2.81	236
10.31	22.82	2,004,065	0.52		0.52		0.50		0.50		4.51	411

10.72	1.79	573,320	0.62		0.62		0.60		0.60		2.57	175
10.90	10.28	521,941	0.63		0.63		0.60		0.60		2.69	383
10.75	8.86	195,394	0.60		0.60		0.60		0.60		2.75	355
10.38	5.27	127,359	0.60		0.60		0.60		0.60		2.71	236
10.31	22.70	46,942	0.62		0.62		0.60		0.60		4.13	411

10.72	1.64	17,829	0.77		0.77		0.75		0.75		2.42	175
10.90	10.12	16,999	0.78		0.78		0.75		0.75		2.61	383
10.75	8.70	25,266	0.75		0.75		0.75		0.75		2.61	355
10.38	5.11	18,024	0.75		0.75		0.75		0.75		2.55	236
10.31	22.51	22,163	0.77		0.77		0.75		0.75		4.38	411

10.72	1.49	507,192	0.92		0.92		0.90		0.90		2.27	175
10.90	9.96	421,030	0.93		0.93		0.90		0.90		2.37	383
10.75	8.54	313,491	0.90		0.90		0.90		0.90		2.47	355
10.38	4.96	291,887	0.90		0.90		0.90		0.90		2.40	236
10.31	22.34	215,172	0.92		0.92		0.90		0.90		3.96	411

Please see footnotes on page 32.

ANNUAL REPORT	MARCH 31, 2014	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)
Class A
03/31/2014	$10.90	$0.24	$(0.09)	$0.15	$(0.21)	$(0.12)	$0.00	$(0.33)
03/31/2013	10.75	0.26	0.78	1.04	(0.43)	(0.46)	0.00	(0.89)
03/31/2012	10.38	0.26	0.61	0.87	(0.39)	(0.11)	0.00	(0.50)
03/31/2011	10.31	0.25	0.25	0.50	(0.14)	(0.21)	(0.08)	(0.43)
03/31/2010	9.05	0.40	1.57	1.97	(0.34)	(0.37)	0.00	(0.71)
Class B
03/31/2014	10.90	0.16	(0.09)	0.07	(0.13)	(0.12)	0.00	(0.25)
03/31/2013	10.75	0.19	0.77	0.96	(0.35)	(0.46)	0.00	(0.81)
03/31/2012	10.38	0.19	0.60	0.79	(0.31)	(0.11)	0.00	(0.42)
03/31/2011	10.31	0.17	0.25	0.42	(0.06)	(0.21)	(0.08)	(0.35)
03/31/2010	9.05	0.33	1.57	1.90	(0.27)	(0.37)	0.00	(0.64)
Class C
03/31/2014	10.90	0.16	(0.09)	0.07	(0.13)	(0.12)	0.00	(0.25)
03/31/2013	10.75	0.18	0.78	0.96	(0.35)	(0.46)	0.00	(0.81)
03/31/2012	10.38	0.18	0.61	0.79	(0.31)	(0.11)	0.00	(0.42)
03/31/2011	10.31	0.17	0.25	0.42	(0.06)	(0.21)	(0.08)	(0.35)
03/31/2010	9.05	0.32	1.58	1.90	(0.27)	(0.37)	0.00	(0.64)
Class R
03/31/2014	10.90	0.22	(0.10)	0.12	(0.18)	(0.12)	0.00	(0.30)
03/31/2013	10.75	0.23	0.79	1.02	(0.41)	(0.46)	0.00	(0.87)
03/31/2012	10.38	0.24	0.60	0.84	(0.36)	(0.11)	0.00	(0.47)
03/31/2011	10.31	0.22	0.26	0.48	(0.12)	(0.21)	(0.08)	(0.41)
03/31/2010	9.05	0.36	1.58	1.94	(0.31)	(0.37)	0.00	(0.68)

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class
03/31/2014	$11.56	$0.25	$(0.19)	$0.06	$(0.22)	$(0.11)	$(0.04)	$(0.37)
03/31/2013	11.47	0.22	0.22	0.44	(0.23)	(0.12)	0.00	(0.35)
03/31/2012	11.28	0.31	0.32	0.63	(0.43)	(0.01)	0.00	(0.44)
03/31/2011	11.08	0.29	0.68	0.97	(0.30)	(0.47)	0.00	(0.77)
03/31/2010	10.06	0.28	1.24	1.52	(0.31)	(0.19)	0.00	(0.50)
Class P
03/31/2014	11.56	0.24	(0.19)	0.05	(0.21)	(0.11)	(0.04)	(0.36)
03/31/2013	11.47	0.20	0.23	0.43	(0.22)	(0.12)	0.00	(0.34)
03/31/2012	11.28	0.29	0.33	0.62	(0.42)	(0.01)	0.00	(0.43)
03/31/2011	11.08	0.28	0.68	0.96	(0.29)	(0.47)	0.00	(0.76)
03/31/2010	10.06	0.24	1.27	1.51	(0.30)	(0.19)	0.00	(0.49)
Class D
03/31/2014	11.56	0.20	(0.18)	0.02	(0.18)	(0.11)	(0.04)	(0.33)
03/31/2013	11.47	0.17	0.22	0.39	(0.18)	(0.12)	0.00	(0.30)
03/31/2012	11.28	0.26	0.33	0.59	(0.39)	(0.01)	0.00	(0.40)
03/31/2011	11.08	0.25	0.68	0.93	(0.26)	(0.47)	0.00	(0.73)
03/31/2010	10.06	0.24	1.24	1.48	(0.27)	(0.19)	0.00	(0.46)
Class A
03/31/2014	11.56	0.20	(0.18)	0.02	(0.18)	(0.11)	(0.04)	(0.33)
03/31/2013	11.47	0.17	0.22	0.39	(0.18)	(0.12)	0.00	(0.30)
03/31/2012	11.28	0.26	0.32	0.58	(0.38)	(0.01)	0.00	(0.39)
03/31/2011	11.08	0.24	0.69	0.93	(0.26)	(0.47)	0.00	(0.73)
03/31/2010	10.06	0.24	1.23	1.47	(0.26)	(0.19)	0.00	(0.45)
Class C
03/31/2014	11.56	0.12	(0.19)	(0.07)	(0.09)	(0.11)	(0.04)	(0.24)
03/31/2013	11.47	0.08	0.23	0.31	(0.10)	(0.12)	0.00	(0.22)
03/31/2012	11.28	0.17	0.33	0.50	(0.30)	(0.01)	0.00	(0.31)
03/31/2011	11.08	0.16	0.68	0.84	(0.17)	(0.47)	0.00	(0.64)
03/31/2010	10.06	0.15	1.24	1.39	(0.18)	(0.19)	0.00	(0.37)

Please see footnotes on page 32.

28	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$10.72	1.49%	$375,436	0.92%		0.92%		0.90%		0.90%		2.27%	175%
10.90	9.96	395,649	0.93		0.93		0.90		0.90		2.40	383
10.75	8.53	410,473	0.90	(g)	0.90	(g)	0.90	(g)	0.90	(g)	2.46	355
10.38	4.90	325,839	0.95		0.95		0.95		0.95		2.35	236
10.31	22.27	239,915	0.97		0.97		0.95		0.95		4.02	411

10.72	0.73	219	1.67		1.67		1.65		1.65		1.50	175
10.90	9.14	468	1.68		1.68		1.65		1.65		1.71	383
10.75	7.71	1,125	1.65	(g)	1.65	(g)	1.65	(g)	1.65	(g)	1.76	355
10.38	4.12	3,823	1.70		1.70		1.70		1.70		1.61	236
10.31	21.37	9,550	1.72		1.72		1.70		1.70		3.36	411

10.72	0.73	52,311	1.67		1.67		1.65		1.65		1.52	175
10.90	9.14	55,877	1.68		1.68		1.65		1.65		1.64	383
10.75	7.72	48,749	1.65	(g)	1.65	(g)	1.65	(g)	1.65	(g)	1.72	355
10.38	4.12	50,739	1.70		1.70		1.70		1.70		1.60	236
10.31	21.37	53,446	1.72		1.72		1.70		1.70		3.26	411

10.72	1.23	27,215	1.17		1.17		1.15		1.15		2.03	175
10.90	9.68	23,357	1.18		1.18		1.15		1.15		2.13	383
10.75	8.26	15,970	1.15	(g)	1.15	(g)	1.15	(g)	1.15	(g)	2.23	355
10.38	4.64	16,130	1.20		1.20		1.20		1.20		2.11	236
10.31	21.97	11,248	1.22		1.22		1.20		1.20		3.67	411

$11.25	0.57%	$2,998,065	0.70%		0.70%		0.70%		0.70%		2.20%	241%
11.56	3.83	4,904,822	0.70		0.70		0.70		0.70		1.86	385
11.47	5.65	3,997,936	0.70		0.70		0.70		0.70		2.68	415
11.28	9.06	2,524,273	0.70		0.70		0.70		0.70		2.59	218
11.08	15.19	1,583,031	0.70		0.70		0.70		0.70		2.49	268

11.25	0.47	27,308	0.80		0.80		0.80		0.80		2.11	241
11.56	3.73	71,695	0.80		0.80		0.80		0.80		1.77	385
11.47	5.55	56,644	0.80		0.80		0.80		0.80		2.54	415
11.28	8.95	24,629	0.80		0.80		0.80		0.80		2.49	218
11.08	15.08	11,134	0.80		0.80		0.80		0.80		2.17	268

11.25	0.17	35,023	1.10		1.10		1.10		1.10		1.81	241
11.56	3.42	69,613	1.10		1.10		1.10		1.10		1.47	385
11.47	5.24	101,359	1.10		1.10		1.10		1.10		2.28	415
11.28	8.63	88,184	1.10		1.10		1.10		1.10		2.18	218
11.08	14.78	72,403	1.10		1.10		1.10		1.10		2.10	268

11.25	0.17	50,863	1.10		1.10		1.10		1.10		1.82	241
11.56	3.42	135,127	1.10		1.10		1.10		1.10		1.47	385
11.47	5.24	158,712	1.10		1.10		1.10		1.10		2.26	415
11.28	8.63	86,630	1.10		1.10		1.10		1.10		2.18	218
11.08	14.75	76,913	1.10		1.10		1.10		1.10		2.16	268

11.25	(0.57)	23,362	1.85		1.85		1.85		1.85		1.06	241
11.56	2.65	37,482	1.85		1.85		1.85		1.85		0.73	385
11.47	4.45	39,503	1.85		1.85		1.85		1.85		1.50	415
11.28	7.82	21,761	1.85		1.85		1.85		1.85		1.43	218
11.08	13.88	19,441	1.85		1.85		1.85		1.85		1.35	268

Please see footnotes on page 32.

ANNUAL REPORT	MARCH 31, 2014	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Global Advantage® Strategy Bond Fund (Cont.)
Class R
03/31/2014	$11.56	$0.18	$(0.19)	$(0.01)	$(0.15)	$(0.11)	$(0.04)	$(0.30)
03/31/2013	11.47	0.14	0.22	0.36	(0.15)	(0.12)	0.00	(0.27)
03/31/2012	11.28	0.23	0.33	0.56	(0.36)	(0.01)	0.00	(0.37)
03/31/2011	11.08	0.22	0.68	0.90	(0.23)	(0.47)	0.00	(0.70)
03/31/2010	10.06	0.18	1.27	1.45	(0.24)	(0.19)	0.00	(0.43)

PIMCO Global Bond Fund (Unhedged)
Institutional Class
03/31/2014	$9.74	$0.26	$(0.25)	$0.01	$(0.01)	$0.00	$(0.23)	$(0.24)
03/31/2013	10.07	0.28	0.16	0.44	(0.47)	(0.30)	0.00	(0.77)
03/31/2012	9.80	0.29	0.52	0.81	(0.41)	(0.13)	0.00	(0.54)
03/31/2011	9.45	0.28	0.82	1.10	(0.68)	(0.03)	(0.04)	(0.75)
03/31/2010	8.12	0.38	1.50	1.88	(0.34)	(0.21)	0.00	(0.55)
Class P
03/31/2014	9.74	0.25	(0.25)	0.00	(0.01)	0.00	(0.22)	(0.23)
03/31/2013	10.07	0.26	0.17	0.43	(0.46)	(0.30)	0.00	(0.76)
03/31/2012	9.80	0.28	0.52	0.80	(0.40)	(0.13)	0.00	(0.53)
11/19/2010 - 03/31/2011	10.30	0.10	(0.01)	0.09	(0.52)	(0.03)	(0.04)	(0.59)
Administrative Class
03/31/2014	9.74	0.24	(0.25)	(0.01)	(0.01)	0.00	(0.21)	(0.22)
03/31/2013	10.07	0.26	0.15	0.41	(0.44)	(0.30)	0.00	(0.74)
03/31/2012	9.80	0.26	0.53	0.79	(0.39)	(0.13)	0.00	(0.52)
03/31/2011	9.45	0.25	0.83	1.08	(0.66)	(0.03)	(0.04)	(0.73)
03/31/2010	8.12	0.36	1.49	1.85	(0.31)	(0.21)	0.00	(0.52)
Class D
03/31/2014	9.74	0.22	(0.25)	(0.03)	(0.01)	0.00	(0.19)	(0.20)
03/31/2013	10.07	0.24	0.16	0.40	(0.43)	(0.30)	0.00	(0.73)
03/31/2012	9.80	0.25	0.52	0.77	(0.37)	(0.13)	0.00	(0.50)
03/31/2011	9.45	0.24	0.83	1.07	(0.65)	(0.03)	(0.04)	(0.72)
03/31/2010	8.12	0.28	1.56	1.84	(0.30)	(0.21)	0.00	(0.51)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2014	$10.56	$0.24	$(0.19)	$0.05	$(0.22)	$(0.10)	$0.00	$(0.32)
03/31/2013	10.34	0.24	0.65	0.89	(0.36)	(0.31)	0.00	(0.67)
03/31/2012	9.78	0.28	0.64	0.92	(0.34)	(0.02)	0.00	(0.36)
03/31/2011	9.64	0.27	0.33	0.60	(0.25)	(0.21)	0.00	(0.46)
03/31/2010	8.75	0.36	1.15	1.51	(0.32)	(0.30)	0.00	(0.62)
Class P
03/31/2014	10.56	0.23	(0.19)	0.04	(0.21)	(0.10)	0.00	(0.31)
03/31/2013	10.34	0.23	0.65	0.88	(0.35)	(0.31)	0.00	(0.66)
03/31/2012	9.78	0.27	0.64	0.91	(0.33)	(0.02)	0.00	(0.35)
03/31/2011	9.64	0.26	0.33	0.59	(0.24)	(0.21)	0.00	(0.45)
03/31/2010	8.75	0.33	1.17	1.50	(0.31)	(0.30)	0.00	(0.61)
Administrative Class
03/31/2014	10.56	0.21	(0.19)	0.02	(0.19)	(0.10)	0.00	(0.29)
03/31/2013	10.34	0.21	0.65	0.86	(0.33)	(0.31)	0.00	(0.64)
03/31/2012	9.78	0.25	0.65	0.90	(0.32)	(0.02)	0.00	(0.34)
03/31/2011	9.64	0.25	0.32	0.57	(0.22)	(0.21)	0.00	(0.43)
03/31/2010	8.75	0.31	1.18	1.49	(0.30)	(0.30)	0.00	(0.60)
Class A
03/31/2014	10.56	0.20	(0.19)	0.01	(0.18)	(0.10)	0.00	(0.28)
03/31/2013	10.34	0.20	0.65	0.85	(0.32)	(0.31)	0.00	(0.63)
03/31/2012	9.78	0.25	0.64	0.89	(0.31)	(0.02)	0.00	(0.33)
03/31/2011	9.64	0.23	0.33	0.56	(0.21)	(0.21)	0.00	(0.42)
03/31/2010	8.75	0.32	1.16	1.48	(0.29)	(0.30)	0.00	(0.59)

Please see footnotes on page 32.

30	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$11.25	(0.08)%	$5,740	1.35%	1.35%	1.35%	1.35%	1.56%	241%
11.56	3.16	6,712	1.35	1.35	1.35	1.35	1.22	385
11.47	4.98	6,470	1.35	1.35	1.35	1.35	2.00	415
11.28	8.38	2,860	1.35	1.35	1.35	1.35	1.98	218
11.08	14.46	441	1.35	1.35	1.35	1.35	1.64	268

$9.51	0.18%	$654,419	0.56%	0.56%	0.55%	0.55%	2.78%	161%
9.74	4.15	782,717	0.58	0.58	0.55	0.55	2.76	285
10.07	8.36	885,539	0.55	0.55	0.55	0.55	2.85	267
9.80	11.91	732,677	0.55	0.55	0.55	0.55	2.79	310
9.45	23.27	725,975	0.56	0.56	0.55	0.55	4.09	462

9.51	0.08	1,200	0.66	0.66	0.65	0.65	2.62	161
9.74	4.05	3,855	0.68	0.68	0.65	0.65	2.57	285
10.07	8.25	1,020	0.65	0.65	0.65	0.65	2.75	267
9.80	1.03	826	0.65 *	0.65 *	0.65 *	0.65 *	2.79 *	310

9.51	(0.07)	180,999	0.81	0.81	0.80	0.80	2.52	161
9.74	3.89	237,905	0.83	0.83	0.80	0.80	2.50	285
10.07	8.09	239,957	0.80	0.80	0.80	0.80	2.60	267
9.80	11.63	212,886	0.80	0.80	0.80	0.80	2.53	310
9.45	22.96	187,000	0.81	0.81	0.80	0.80	3.83	462

9.51	(0.22)	37,291	0.96	0.96	0.95	0.95	2.36	161
9.74	3.74	62,806	0.98	0.98	0.95	0.95	2.34	285
10.07	7.93	55,839	0.95	0.95	0.95	0.95	2.45	267
9.80	11.46	16,617	0.95	0.95	0.95	0.95	2.38	310
9.45	22.78	10,187	0.96	0.96	0.95	0.95	2.94	462

$10.29	0.49%	$365,991	0.56%	0.56%	0.55%	0.55%	2.34%	181%
10.56	8.77	448,928	0.57	0.57	0.55	0.55	2.24	361
10.34	9.56	240,055	0.55	0.55	0.55	0.55	2.78	348
9.78	6.27	131,659	0.55	0.55	0.55	0.55	2.70	232
9.64	17.70	185,704	0.55	0.55	0.55	0.55	3.84	401

10.29	0.39	22,806	0.66	0.66	0.65	0.65	2.25	181
10.56	8.66	23,985	0.67	0.67	0.65	0.65	2.14	361
10.34	9.45	10,326	0.65	0.65	0.65	0.65	2.70	348
9.78	6.17	5,475	0.65	0.65	0.65	0.65	2.66	232
9.64	17.59	3,551	0.65	0.65	0.65	0.65	3.45	401

10.29	0.24	3,147	0.81	0.81	0.80	0.80	2.08	181
10.56	8.51	4,887	0.82	0.82	0.80	0.80	2.00	361
10.34	9.28	1,704	0.80	0.80	0.80	0.80	2.50	348
9.78	6.02	925	0.80	0.80	0.80	0.80	2.53	232
9.64	17.47	161	0.80	0.80	0.80	0.80	3.23	401

10.29	0.13	65,435	0.91	0.91	0.90	0.90	1.99	181
10.56	8.39	81,766	0.92	0.92	0.90	0.90	1.90	361
10.34	9.17	52,681	0.90 (g)	0.90 (g)	0.90 (g)	0.90 (g)	2.45	348
9.78	5.85	37,193	0.95	0.95	0.95	0.95	2.35	232
9.64	17.24	29,640	0.95	0.95	0.95	0.95	3.39	401

Please see footnotes on page 32.

ANNUAL REPORT	MARCH 31, 2014	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)
Class B
03/31/2014	$10.56	$0.13	$(0.20)	$(0.07)	$(0.10)	$(0.10)	$0.00	$(0.20)
03/31/2013	10.34	0.13	0.64	0.77	(0.24)	(0.31)	0.00	(0.55)
03/31/2012	9.78	0.18	0.63	0.81	(0.23)	(0.02)	0.00	(0.25)
03/31/2011	9.64	0.15	0.33	0.48	(0.13)	(0.21)	0.00	(0.34)
03/31/2010	8.75	0.26	1.15	1.41	(0.22)	(0.30)	0.00	(0.52)
Class C
03/31/2014	10.56	0.13	(0.20)	(0.07)	(0.10)	(0.10)	0.00	(0.20)
03/31/2013	10.34	0.12	0.65	0.77	(0.24)	(0.31)	0.00	(0.55)
03/31/2012	9.78	0.18	0.63	0.81	(0.23)	(0.02)	0.00	(0.25)
03/31/2011	9.64	0.16	0.32	0.48	(0.13)	(0.21)	0.00	(0.34)
03/31/2010	8.75	0.25	1.16	1.41	(0.22)	(0.30)	0.00	(0.52)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2009, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.
(c)	Effective October 1, 2009, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.55%.
(d)	Effective October 1, 2009, the Class’s supervisory and administrative fee was decreased by 0.02% to an annual rate of 0.38%.
(e)	Effective October 1, 2009, the Class’s supervisory and administrative fee was decreased by 0.02% to an annual rate of 0.48%.
(f)	Effective October 1, 2012, the Fund’s advisory fee was decreased by 0.10% to an annual rate of 0.75%.
(g)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.

32	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$10.29	(0.61)%	$184	1.66%		1.66%		1.65%		1.65%		1.24%	181%
10.56	7.59	403	1.67		1.67		1.65		1.65		1.20	361
10.34	8.36	706	1.65	(g)	1.65	(g)	1.65	(g)	1.65	(g)	1.84	348
9.78	5.06	1,317	1.70		1.70		1.70		1.70		1.53	232
9.64	16.37	3,533	1.70		1.70		1.70		1.70		2.79	401

10.29	(0.61)	23,505	1.66		1.66		1.65		1.65		1.24	181
10.56	7.59	28,449	1.67		1.67		1.65		1.65		1.16	361
10.34	8.36	22,135	1.65	(g)	1.65	(g)	1.65	(g)	1.65	(g)	1.75	348
9.78	5.06	18,221	1.70		1.70		1.70		1.70		1.60	232
9.64	16.37	16,799	1.70		1.70		1.70		1.70		2.71	401

ANNUAL REPORT	MARCH 31, 2014	33

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency Fund

Assets:
Investments, at value
Investments in securities*	$8,666,380	$5,645,596	$1,232,767	$3,901,527
Investments in Affiliates	2,160,015	260,045	168,186	1,924,908
Financial Derivative Instruments
Exchange-traded or centrally cleared	328	377	54	0
Over the counter	211,365	15,848	405	146,350
Cash	0	6,168	4,219	546
Deposits with counterparty	8,265	22,585	2,403	0
Foreign currency, at value	22,518	2,134	80	4,159
Receivable for investments sold	48,763	18,828	29,458	46,420
Receivable for investments sold on a delayed-delivery basis	0	0	0	0
Receivable for Fund shares sold	14,656	16,560	4,803	347
Interest and dividends receivable	155,619	92,267	19,984	46,704
Dividends receivable from Affiliates	301	27	16	261
Other assets	0	0	0	0
	11,288,210	6,080,435	1,462,375	6,071,222

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$31,938	$8,278	$0
Payable for sale-buyback transactions	0	0	0	0
Payable for short sales	3,254	0	0	16,321
Financial Derivative Instruments
Exchange-traded or centrally cleared	44	20	13	0
Over the counter	258,517	81,275	1,903	111,789
Payable for investments purchased	47,905	18,888	70,932	32,839
Payable for investments in Affiliates purchased	301	27	16	261
Payable for investments purchased on a delayed-delivery basis	0	0	0	0
Deposits from counterparty	38,805	3,483	375	30,761
Payable for Fund shares redeemed	27,268	16,181	133	9,385
Dividends payable	3,228	2,376	137	127
Overdraft due to custodian	3,310	0	0	0
Accrued investment advisory fees	3,843	2,103	797	2,097
Accrued supervisory and administrative fees	4,035	1,900	427	1,887
Accrued distribution fees	199	141	1	32
Accrued servicing fees	59	103	2	19
Accrued taxes payable	3,241	0	0	0
Reimbursement to PIMCO	0	0	0	0
Other liabilities	1,595	87	18	121
	395,604	158,522	83,032	205,639

Net Assets	$10,892,606	$5,921,913	$1,379,343	$5,865,583

Net Assets Consist of:
Paid in capital	$12,373,393	$6,058,431	$1,418,724	$6,760,108
Undistributed (overdistributed) net investment income	(545,209)	(12,227)	(2,844)	(90,076)
Accumulated undistributed net realized (loss)	(30,397)	(25,030)	(23,809)	(796,830)
Net unrealized appreciation (depreciation)	(905,181)	(99,261)	(12,728)	(7,619)
	$10,892,606	$5,921,913	$1,379,343	$5,865,583

Cost of Investments in Securities	$9,513,998	$5,713,981	$1,244,988	$3,950,586
Cost of Investments in Affiliates	$2,160,195	$260,036	$168,186	$1,925,425
Cost of Foreign Currency Held	$22,291	$2,123	$81	$4,105
Proceeds Received on Short Sales	$3,255	$0	$0	$16,324
Cost or Premiums of Financial Derivative Instruments, net	$7,589	$(29,755)	$(1,775)	$(7,106)

* Includes repurchase agreements of:	$10,315	$13,248	$563	$0

34	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Foreign Bond Fund (Unhedged)	PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar-Hedged)

$625	$2,444,616	$6,472,891	$3,031,704	$852,380	$426,467
338,918	79,008	382,021	310,546	52,860	52,453

0	2,225	4,645	1,209	578	308
8	33,540	59,945	34,149	6,310	3,509
0	0	1,090	0	0	0
0	37,341	58,704	26,044	3,624	2,426
0	9,912	13,804	9,234	4,107	1,375
0	239,770	516,948	752,406	74,446	31,558
0	0	102,899	0	1,574	402
1,650	1,621	16,551	2,410	522	2,012
0	27,153	63,986	33,234	8,849	3,662
1,174	12	34	25	7	4
0	2	96	0	7	4
342,375	2,875,200	7,693,614	4,200,961	1,005,264	524,180

$0	$44,774	$65,845	$14,425	$0	$0
0	59,090	525,862	0	35,140	6,423
0	129,479	259,385	0	38,336	18,666

0	2,331	2,924	2,881	347	141
12	47,332	101,075	64,437	16,090	4,463
0	115,833	238,213	778,829	36,118	11,419
2,814	12	34	25	7	4
0	0	0	183,004	0	0
0	7,827	18,183	10,131	3,390	835
575	6,946	10,563	4,840	1,436	841
22	988	3,479	117	41	50
0	25	0	49	20	22
0	491	1,270	1,033	174	94
15	599	1,428	791	213	121
2	151	140	22	43	15
1	53	90	16	0	18
0	0	0	0	0	0
10	0	0	0	0	0
0	0	0	0	0	0
3,451	415,931	1,228,491	1,060,600	131,355	43,112

$338,924	$2,459,269	$6,465,123	$3,140,361	$873,909	$481,068

$350,087	$2,510,526	$6,440,754	$3,174,674	$888,662	$483,599
1	(89,759)	(148,989)	(51,933)	(11,228)	(7,817)
(4,210)	(5,618)	(39,008)	(6,442)	(18,251)	(8,772)
(6,954)	44,120	212,366	24,062	14,726	14,058
$338,924	$2,459,269	$6,465,123	$3,140,361	$873,909	$481,068

$625	$2,391,631	$6,253,184	$2,994,814	$831,056	$413,119
$345,880	$79,002	$381,983	$310,542	$52,854	$52,444
$0	$9,888	$13,789	$9,217	$4,092	$1,367
$0	$129,383	$259,307	$0	$38,309	$18,654
$(12)	$(8,022)	$(17,709)	$(13,329)	$(2,318)	$(1,190)

$625	$3,144	$5,223	$2,714	$0	$1,055

ANNUAL REPORT	MARCH 31, 2014	35

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency Fund

Net Assets:
Institutional Class	$9,438,546	$4,903,275	$1,373,245	$5,652,597
Class P	404,390	208,435	626	45,109
Administrative Class	39,997	12,079	NA	6,876
Class D	717,346	285,514	781	66,487
Class A	208,199	375,097	3,837	64,820
Class B	NA	1,399	NA	NA
Class C	84,128	136,114	854	29,694
Class R	NA	NA	NA	NA

Shares Issued and Outstanding:
Institutional Class	1,005,116	452,824	121,007	555,100
Class P	43,064	19,249	55	4,430
Administrative Class	4,259	1,116	NA	675
Class D	76,391	26,368	69	6,529
Class A	22,171	34,641	338	6,365
Class B	NA	129	NA	NA
Class C	8,959	12,570	75	2,916
Class R	NA	NA	NA	NA

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$9.39	$10.83	$11.35	$10.18
Class P	9.39	10.83	11.35	10.18
Administrative Class	9.39	10.83	NA	10.18
Class D	9.39	10.83	11.35	10.18
Class A	9.39	10.83	11.35	10.18
Class B	NA	10.83	NA	NA
Class C	9.39	10.83	11.35	10.18
Class R	NA	NA	NA	NA

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

36	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Foreign Bond Fund (Unhedged)	PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar-Hedged)

$315,036	$1,503,661	$4,911,601	$2,998,065	$654,419	$365,991
9,878	101,674	573,320	27,308	1,200	22,806
NA	16,727	17,829	NA	180,999	3,147
8,994	572,446	507,192	35,023	37,291	NA
4,580	209,289	375,436	50,863	NA	65,435
NA	NA	219	NA	NA	184
436	55,472	52,311	23,362	NA	23,505
NA	NA	27,215	5,740	NA	NA

35,154	145,372	458,041	266,410	68,804	35,579
1,102	9,830	53,466	2,427	126	2,217
NA	1,617	1,663	NA	19,030	306
1,004	55,343	47,299	3,112	3,921	NA
511	20,234	35,012	4,520	NA	6,361
NA	NA	20	NA	NA	18
49	5,363	4,878	2,076	NA	2,285
NA	NA	2,538	510	NA	NA

$8.96	$10.34	$10.72	$11.25	$9.51	$10.29
8.96	10.34	10.72	11.25	9.51	10.29
NA	10.34	10.72	NA	9.51	10.29
8.96	10.34	10.72	11.25	9.51	NA
8.96	10.34	10.72	11.25	NA	10.29
NA	NA	10.72	NA	NA	10.29
8.96	10.34	10.72	11.25	NA	10.29
NA	NA	10.72	11.25	NA	NA

ANNUAL REPORT	MARCH 31, 2014	37

Statements of Operations

Year Ended March 31, 2014
(Amounts in thousands)	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency Fund

Investment Income:
Interest, net of foreign taxes*	$668,644	$366,391	$62,522	$142,299
Dividends	0	0	0	0
Dividends from Investments in Affiliates	4,484	823	340	4,112
Miscellaneous income	0	0	0	3
Total Income	673,128	367,214	62,862	146,414

Expenses:
Investment advisory fees	58,095	30,165	9,834	29,357
Supervisory and administrative fees	61,393	27,646	5,421	26,500
Distribution and/or servicing fees - Administrative Class	111	53	0	18
Distribution and/or servicing fees - Class D	1,900	928	3	240
Distribution fees - Class B	0	20	0	0
Distribution fees - Class C	1,017	1,359	10	291
Distribution fees - Class R	0	0	0	0
Servicing fees - Class A	924	1,338	25	217
Servicing fees - Class B	0	7	0	0
Servicing fees - Class C	339	453	3	97
Servicing fees - Class R	0	0	0	0
Trustee fees	29	16	3	16
Interest expense	171	27	0	36
Miscellaneous expense	0	0	0	0
Total Expenses	123,979	62,012	15,299	56,772
Waiver and/or Reimbursement by PIMCO	0	0	0	0
Net Expenses	123,979	62,012	15,299	56,772

Net Investment Income	549,149	305,202	47,563	89,642

Net Realized Gain (Loss):
Investments in securities	(526,214)	(20,207)	(19,195)	(114,141)
Investments in Affiliates	(40)	(25)	(8)	139
Net capital gain distributions received from Affiliate investments	0	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	(2,343)	(2,871)	(3,052)	1,765
Over the counter financial derivative instruments	(201,605)	43,809	(6,180)	(101,602)
Foreign currency	(62,574)	1,156	356	(5,768)
Net Realized Gain (Loss)	(792,776)	21,862	(28,079)	(219,607)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,076,170)	(547,994)	(35,587)	(59,290)
Investments in Affiliates	(294)	(10)	(8)	(206)
Exchange-traded or centrally cleared financial derivative instruments	(2,820)	3,970	(1,781)	12
Over the counter financial derivative instruments	(115,000)	(66,709)	(1,084)	28,817
Foreign currency assets and liabilities	4,554	(748)	65	483
Net Change in Unrealized Appreciation (Depreciation)	(1,189,730)	(611,491)	(38,395)	(30,184)
Net (Loss)	(1,982,506)	(589,629)	(66,474)	(249,791)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,433,357)	$(284,427)	$(18,911)	$(160,149)

* Foreign tax withholdings	$6,429	$0	$15	$125

38	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Foreign Bond Fund (Unhedged)	PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar-Hedged)

$1	$118,977	$191,712	$121,376	$31,070	$14,572
0	162	221	152	49	57
10,567	439	742	1,239	104	80
0	0	0	0	0	1
10,568	119,578	192,675	122,767	31,223	14,710

1,238	8,846	15,101	16,962	2,341	1,268
863	10,411	16,998	13,016	2,880	1,644
0	45	44	0	512	9
25	1,564	1,110	117	114	0
0	0	2	0	0	2
3	522	401	228	0	191
0	0	60	15	0	0
6	652	955	204	0	186
0	0	1	0	0	1
1	174	133	76	0	64
0	0	60	15	0	0
1	7	17	9	3	1
0	543	977	24	108	42
10	0	0	0	0	0
2,147	22,764	35,859	30,666	5,958	3,408
(1,935)	0	0	0	0	0
212	22,764	35,859	30,666	5,958	3,408

10,356	96,814	156,816	92,101	25,265	11,302

0	(30,561)	(62,634)	416	(8,785)	(10,117)
(6,470)	(13)	49	(215)	0	16
2,264	0	0	0	0	0
0	(5,388)	(17,843)	4,358	(10,313)	(4,338)
46	(152,133)	61,082	(24,456)	(4,046)	7,680
0	(49,691)	(121,776)	(40,890)	(11,023)	(6,676)
(4,160)	(237,786)	(141,122)	(60,787)	(34,167)	(13,435)

0	(17,255)	105,750	(48,901)	10,037	2,906
(6,932)	(65)	(37)	71	(4)	(1)
0	(10,909)	1,507	(4,776)	(251)	(1,006)
8	109,073	(93,037)	(14,697)	(13,033)	(5,847)
0	33,967	85,621	4,318	7,584	5,508
(6,924)	114,811	99,804	(63,985)	4,333	1,560
(11,084)	(122,975)	(41,318)	(124,772)	(29,834)	(11,875)

$(728)	$(26,161)	$115,498	$(32,671)	$(4,569)	$(573)

$0	$0	$0	$0	$0	$1

ANNUAL REPORT	MARCH 31, 2014	39

Statements of Changes in Net Assets

	PIMCO Emerging Local Bond Fund		PIMCO Emerging Markets Bond Fund		PIMCO Emerging Markets Corporate Bond Fund		PIMCO Emerging Markets Currency Fund

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$549,149	$575,254	$305,202	$314,864	$47,563	$32,858	$89,642	$104,804
Net realized gain (loss)	(792,776)	402,010	21,862	290,000	(28,079)	31,867	(219,607)	151,119
Net change in unrealized appreciation (depreciation)	(1,189,730)	(50,556)	(611,491)	97,406	(38,395)	20,331	(30,184)	(73,986)
Net increase (decrease) resulting from operations	(1,433,357)	926,708	(284,427)	702,270	(18,911)	85,056	(160,149)	181,937

Distributions to Shareholders:
From net investment income
Institutional Class	(292,379)	(655,496)	(266,396)	(286,159)	(39,829)	(28,142)	(35,388)	(138,918)
Class P	(19,873)	(60,489)	(15,784)	(20,419)	(5,129)	(5,484)	(389)	(1,961)
Administrative Class	(1,094)	(2,371)	(1,007)	(1,541)	0	0	(34)	(287)
Class D	(17,102)	(44,588)	(17,104)	(21,833)	(33)	(18)	(397)	(2,528)
Class A	(8,328)	(26,405)	(24,732)	(38,257)	(307)	(151)	(359)	(2,178)
Class B	0	0	(103)	(232)	0	0	0	0
Class C	(2,036)	(8,651)	(7,010)	(8,763)	(29)	(15)	(44)	(541)
Class R	0	0	0	0	0	0	0	0
From net realized capital gains
Institutional Class	0	0	(192,128)	(4,139)	(22,388)	(6,181)	0	0
Class P	0	0	(10,032)	(320)	(546)	(950)	0	0
Administrative Class	0	0	(724)	(28)	0	0	0	0
Class D	0	0	(11,820)	(353)	(17)	(5)	0	0
Class A	0	0	(16,003)	(673)	(61)	(50)	0	0
Class B	0	0	(75)	(4)	0	0	0	0
Class C	0	0	(5,844)	(166)	(19)	(5)	0	0
Class R	0	0	0	0	0	0	0	0
Tax basis return of capital
Institutional Class	(212,080)	0	0	0	(2,753)	0	(53,125)	0
Class P	(14,972)	0	0	0	(384)	0	(585)	0
Administrative Class	(873)	0	0	0	0	0	(52)	0
Class D	(14,885)	0	0	0	(3)	0	(596)	0
Class A	(7,221)	0	0	0	(24)	0	(538)	0
Class B	0	0	0	0	0	0	0	0
Class C	(2,649)	0	0	0	(3)	0	(67)	0
Class R	0	0	0	0	0	0	0	0

Total Distributions	(593,492)	(798,000)	(568,762)	(382,887)	(71,525)	(41,001)	(91,574)	(146,413)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(2,062,943)	2,570,671	(790,675)	879,247	241,893	804,770	(692,143)	276,972

Total Increase (Decrease) in Net Assets	(4,089,792)	2,699,379	(1,643,864)	1,198,630	151,457	848,825	(943,866)	312,496

Net Assets:
Beginning of year	14,982,398	12,283,019	7,565,777	6,367,147	1,227,886	379,061	6,809,449	6,496,953
End of year*	$10,892,606	$14,982,398	$5,921,913	$7,565,777	$1,379,343	$1,227,886	$5,865,583	$6,809,449

* Including undistributed (overdistributed) net investment income of:	$(545,209)	$(24,538)	$(12,227)	$29,094	$(2,844)	$911	$(90,076)	$10,352

**	See Note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

40	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Emerging Markets Full Spectrum Bond Fund		PIMCO Foreign Bond Fund (Unhedged)		PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)		PIMCO Global Advantage® Strategy Bond Fund

Year Ended March 31, 2014	Period from February 25, 2013 to March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

$10,356	$17	$96,814	$133,609	$156,816	$142,904	$92,101	$91,635
(4,160)	0	(237,786)	55,328	(141,122)	358,788	(60,787)	145,255
(6,924)	(30)	114,811	(93,906)	99,804	14,454	(63,985)	(40,182)
(728)	(13)	(26,161)	95,031	115,498	516,146	(32,671)	196,708

(9,573)	(14)	(32,566)	(128,931)	(108,489)	(166,332)	(79,569)	(91,642)
(205)	(0)^	(1,664)	(5,676)	(12,317)	(27,780)	(890)	(1,210)
0	0	(204)	(612)	(371)	(782)	0	0
(453)	(2)	(6,171)	(19,273)	(8,768)	(14,540)	(742)	(1,396)
(117)	(0)^	(2,559)	(11,881)	(7,504)	(16,494)	(1,313)	(2,457)
0	0	0	0	(4)	(20)	0	0
(15)	(0)^	(162)	(2,179)	(649)	(1,664)	(255)	(328)
0	0	0	0	(414)	(774)	(79)	(92)

(37)	0	0	(120,317)	(54,173)	(159,138)	(33,142)	(48,511)
(1)	0	0	(5,350)	(6,171)	(27,947)	(381)	(633)
0	0	0	(630)	(225)	(632)	0	0
(2)	0	0	(20,277)	(5,317)	(15,531)	(391)	(827)
(1)	0	0	(12,251)	(4,406)	(16,680)	(609)	(1,507)
0	0	0	0	(3)	(22)	0	0
(0)^	0	0	(3,004)	(611)	(2,155)	(266)	(385)
0	0	0	0	(281)	(931)	(52)	(69)

0	0	(27,102)	0	0	0	(13,407)	0
0	0	(1,460)	0	0	0	(157)	0
0	0	(201)	0	0	0	0	0
0	0	(6,994)	0	0	0	(155)	0
0	0	(2,916)	0	0	0	(272)	0
0	0	0	0	0	0	0	0
0	0	(778)	0	0	0	(101)	0
0	0	0	0	0	0	(20)	0

(10,404)	(16)	(82,777)	(330,381)	(209,703)	(451,422)	(131,801)	(149,057)

344,734	5,351	(2,569,138)	587,908	829,096	1,230,648	(1,920,618)	817,176

333,602	5,322	(2,678,076)	352,558	734,891	1,295,372	(2,085,090)	864,827

5,322	0	5,137,345	4,784,787	5,730,232	4,434,860	5,225,451	4,360,624
$338,924	$5,322	$2,459,269	$5,137,345	$6,465,123	$5,730,232	$3,140,361	$5,225,451

$1	$0	$(89,759)	$(226,134)	$(148,989)	$(38,221)	$(51,933)	$3,562

ANNUAL REPORT	MARCH 31, 2014	41

Statements of Changes in Net Assets (Cont.)

	PIMCO Global Bond Fund (Unhedged)		PIMCO Global Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$25,265	$32,457	$11,302	$9,829
Net realized gain (loss)	(34,167)	12,063	(13,435)	19,116
Net change in unrealized appreciation	4,333	5,932	1,560	7,418
Net increase (decrease) resulting from operations	(4,569)	50,452	(573)	36,363

Distributions to Shareholders:
From net investment income
Institutional Class	(626)	(40,110)	(8,048)	(12,575)
Class P	(2)	(108)	(463)	(653)
Administrative Class	(169)	(10,810)	(71)	(73)
Class D	(35)	(2,673)	0	0
Class A	0	0	(1,311)	(2,098)
Class B	0	0	(3)	(11)
Class C	0	0	(259)	(600)
From net realized capital gains
Institutional Class	0	(24,595)	(3,362)	(12,150)
Class P	0	(86)	(201)	(622)
Administrative Class	0	(7,234)	(31)	(69)
Class D	0	(1,867)	0	0
Class A	0	0	(685)	(1,992)
Class B	0	0	(2)	(13)
Class C	0	0	(225)	(780)
Tax basis return of capital
Institutional Class	(16,868)	0	0	0
Class P	(62)	0	0	0
Administrative Class	(4,545)	0	0	0
Class D	(939)	0	0	0
Class A	0	0	0	0
Class B	0	0	0	0
Class C	0	0	0	0

Total Distributions	(23,246)	(87,483)	(14,661)	(31,636)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(185,559)	(58,041)	(92,116)	256,084

Total Increase (Decrease) in Net Assets	(213,374)	(95,072)	(107,350)	260,811

Net Assets:
Beginning of year	1,087,283	1,182,355	588,418	327,607
End of year*	$873,909	$1,087,283	$481,068	$588,418

* Including (overdistributed) net investment income of:	$(11,228)	$(52,231)	$(7,817)	$(1,805)

**	See Note 12 in the Notes to Financial Statements.

42	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Local Bond Fund

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 79.6%

BERMUDA 0.1%

CORPORATE BONDS & NOTES 0.1%
CITIC Resources Finance Ltd.
6.750% due 05/15/2014		$700	$704
Qtel International Finance Ltd.
3.375% due 10/14/2016		900	947
6.500% due 06/10/2014		4,100	4,137

Total Bermuda (Cost $5,774)			5,788

BRAZIL 9.5%

CORPORATE BONDS & NOTES 1.7%
Banco Bradesco S.A.
2.336% due 05/16/2014		$7,200	7,202
Banco do Brasil S.A.
2.899% due 07/02/2014		7,100	7,099
4.500% due 01/22/2015		14,750	15,230
4.500% due 01/20/2016	EUR	8,600	12,381
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		$275	280
Banco Santander Brasil S.A.
4.250% due 01/14/2016		7,500	7,809
4.500% due 04/06/2015		1,200	1,242
Banco Votorantim S.A.
5.250% due 02/11/2016		8,600	8,923
Centrais Eletricas Brasileiras S.A.
7.750% due 11/30/2015		200	219
Cia Energetica de Sao Paulo Inflation Linked Bond
9.750% due 01/15/2015	BRL	5,750	3,642
CSN Islands Corp.
10.000% due 01/15/2015		$2,080	2,226
Petrobras Global Finance BV
1.855% due 05/20/2016		18,600	18,437
2.000% due 05/20/2016		10,100	10,037
2.379% due 01/15/2019		17,900	17,520
2.593% due 03/17/2017		22,000	22,137
Petrobras International Finance Co.
2.875% due 02/06/2015		46,400	47,119
3.875% due 01/27/2016		6,500	6,692

			188,195

SOVEREIGN ISSUES 7.8%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		5,800	5,923
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	341,630	108,896
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		1,232,100	482,073
10.000% due 01/01/2023		244,057	93,357
10.000% due 01/01/2025		417,000	155,142

			845,391

Total Brazil (Cost $1,124,655)			1,033,586

CAYMAN ISLANDS 0.2%

ASSET-BACKED SECURITIES 0.1%
Dryden Leveraged Loan CDO
0.477% due 10/20/2020		$8,102	8,041
Hyundai Capital Auto Funding Ltd.
1.156% due 09/20/2016		2,107	2,095

			10,136

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.1%
IPIC GMTN Ltd.
1.750% due 11/30/2015		$200	$204
QNB Finance Ltd.
1.486% due 10/31/2016		1,050	1,066
3.125% due 11/16/2015		4,300	4,461

			5,731

Total Cayman Islands (Cost $15,756)			15,867

CHILE 0.2%

CORPORATE BONDS & NOTES 0.1%
Banco Santander Chile
1.837% due 01/19/2016		$4,630	4,595
3.750% due 09/22/2015		5,300	5,497

			10,092

SOVEREIGN ISSUES 0.1%
Bonos de la Tesoreria de la Republica Bond
4.500% due 10/15/2023	CLP	1,652,488	3,668
Bonos del Banco Central de Chile en UF Bond
3.000% due 05/01/2017		708,209	1,351
3.000% due 07/01/2018		1,321,990	2,542
3.000% due 10/01/2018		35,410	68

			7,629

Total Chile (Cost $16,379)			17,721

CHINA 0.0%

SOVEREIGN ISSUES 0.0%
Export-Import Bank of China
5.250% due 07/29/2014		$630	639

Total China (Cost $639)			639

COLOMBIA 5.2%

CORPORATE BONDS & NOTES 0.4%
Empresas Publicas de Medellin ESP
8.375% due 02/01/2021	COP	77,976,000	41,520

SOVEREIGN ISSUES 4.8%
Bogota Distrito Capital
9.750% due 07/26/2028		22,200,000	12,890
Colombia Government International Bond
7.750% due 04/14/2021		8,830,000	5,048
8.250% due 12/22/2014		$4,460	4,700
9.850% due 06/28/2027	COP	65,369,000	43,293
12.000% due 10/22/2015		175,978,000	99,570
Colombian TES
5.000% due 11/21/2018		265,813,400	132,621
6.000% due 04/28/2028		45,268,000	21,243
7.000% due 09/11/2019		43,380,000	23,221
7.000% due 05/04/2022		166,846,900	88,262
7.500% due 08/26/2026		83,042,000	43,468
10.000% due 07/24/2024		74,140,000	47,228

			521,544

Total Colombia (Cost $594,368)			563,064

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%
CNOOC Finance Ltd.
1.125% due 05/09/2016		$14,300	14,304

Total Hong Kong (Cost $14,264)			14,304

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HUNGARY 0.3%

SOVEREIGN ISSUES 0.3%
Hungary Government International Bond
5.500% due 02/12/2016	HUF	2,758,200	$12,795
6.500% due 06/24/2019		441,000	2,128
6.750% due 11/24/2017		478,000	2,313
7.500% due 11/12/2020		1,944,300	9,910

Total Hungary (Cost $28,453)			27,146

INDIA 0.5%

CORPORATE BONDS & NOTES 0.5%
Bank of India
4.750% due 09/30/2015		$250	260
Export-Import Bank of India
4.375% due 02/02/2015		900	920
4.400% due 04/21/2015		6,300	6,471
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		25,625	26,162
Indian Railway Finance Corp. Ltd.
4.406% due 03/30/2016		600	627
State Bank of India
2.387% due 01/21/2016		7,500	7,463
4.500% due 07/27/2015		11,160	11,560

Total India (Cost $53,445)			53,463

INDONESIA 6.5%

SOVEREIGN ISSUES 6.5%
Indonesia Government International Bond
5.625% due 05/15/2023	IDR	138,900,000	10,385
6.375% due 04/15/2042		454,596,000	30,313
6.625% due 05/15/2033		4,293,000	308
6.875% due 03/09/2017		$11,160	12,597
7.000% due 05/15/2027	IDR	54,700,000	4,262
7.250% due 04/20/2015		$14,895	15,901
7.375% due 09/15/2016	IDR	74,741,000	6,586
7.875% due 04/15/2019		74,600,000	6,639
8.250% due 07/15/2021		314,200,000	28,117
8.250% due 06/15/2032		1,116,701,000	95,721
8.375% due 03/15/2024		369,678,000	33,559
8.375% due 09/15/2026		420,487,000	37,096
9.000% due 03/15/2029		97,960,000	9,006
9.500% due 07/15/2023		62,807,000	6,031
9.500% due 07/15/2031		778,300,000	74,507
9.500% due 05/15/2041		333,047,000	31,678
10.000% due 09/15/2024		218,000,000	21,584
10.000% due 02/15/2028		576,198,000	56,724
10.250% due 07/15/2022		67,300,000	6,699
10.375% due 05/04/2014		$12,000	12,135
10.500% due 08/15/2030	IDR	996,563,000	103,222
10.500% due 07/15/2038		295,238,000	30,667
11.000% due 11/15/2020		468,548,000	47,886
11.000% due 09/15/2025		164,074,000	17,267
11.500% due 09/15/2019		46,330,000	4,767
12.800% due 06/15/2021		1,980,000	221

Total Indonesia (Cost $853,962)			703,878

IRELAND 1.8%

CORPORATE BONDS & NOTES 1.8%
Novatek OAO via Novatek Finance Ltd.
7.750% due 02/21/2017	RUB	3,223,300	87,079
Russian Railways via RZD Capital PLC
8.300% due 04/02/2019		3,866,100	102,806

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	43

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VEB-Leasing Via VEB Leasing Investment Ltd.
5.125% due 05/27/2016		$9,300	$9,370
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		200	205

Total Ireland (Cost $241,934)			199,460

KAZAKHSTAN 0.3%

CORPORATE BONDS & NOTES 0.3%
Intergas Finance BV
6.375% due 05/14/2017		$2,200	2,354
KazMunayGas National Co. JSC
11.750% due 01/23/2015		10,100	10,858
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		16,174	16,439

Total Kazakhstan (Cost $29,582)			29,651

LUXEMBOURG 4.5%

CORPORATE BONDS & NOTES 4.5%
ArcelorMittal
4.250% due 02/25/2015		$7,500	7,678
Gazprom OAO Via Gaz Capital S.A.
4.950% due 05/23/2016		600	620
5.092% due 11/29/2015		25,600	26,573
5.364% due 10/31/2014	EUR	200	281
6.212% due 11/22/2016		$1,300	1,385
8.125% due 07/31/2014		59,020	60,200
8.125% due 02/04/2015	EUR	1,700	2,456
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
8.625% due 02/17/2017	RUB	1,482,800	40,022
8.700% due 03/17/2016		6,508,500	178,546
9.000% due 06/11/2014		$19,310	19,551
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		60,750	63,180
7.000% due 01/31/2016	RUB	2,617,000	71,269
Severstal OAO Via Steel Capital S.A.
9.250% due 04/19/2014		$15,200	15,265

Total Luxembourg (Cost $551,908)			487,026

MALAYSIA 4.5%

CORPORATE BONDS & NOTES 0.0%
Export-Import Bank of Malaysia Bhd.
2.875% due 12/14/2017		$800	829

SOVEREIGN ISSUES 4.5%
Malaysia Government Bond
3.260% due 03/01/2018	MYR	246,420	74,394
3.314% due 10/31/2017		78,601	23,858
3.418% due 08/15/2022		162,201	47,519
3.434% due 08/15/2014		500	153
3.480% due 03/15/2023		17,470	5,101
3.492% due 03/31/2020		303,408	90,821
3.580% due 09/28/2018		252,901	77,082
3.814% due 02/15/2017		51,000	15,770
3.892% due 03/15/2027		5,933	1,718
4.012% due 09/15/2017		67,301	20,906
4.160% due 07/15/2021		61,497	19,010
4.262% due 09/15/2016		295,638	92,454
4.378% due 11/29/2019		58,401	18,365
4.392% due 04/15/2026		6,700	2,055

			489,206

Total Malaysia (Cost $539,266)			490,035

		SHARES	MARKET VALUE (000S)
MEXICO 4.4%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (a)		742,577	$1

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 1.0%
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		$200	207
6.450% due 12/05/2022	MXN	518,000	37,153
8.460% due 12/18/2036		141,900	10,363
9.000% due 01/15/2016		142,300	11,653
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014 ^		$500	69
9.250% due 06/30/2020 ^		1,200	165
Hipotecaria Su Casita S.A. de C.V.
5.800% due 06/28/2018 ^	MXN	77,488	266
Petroleos Mexicanos
4.875% due 03/15/2015		$7,229	7,518
9.150% due 03/28/2016	MXN	346,924	28,989
Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015		$3,005	3,108
8.750% due 01/31/2016	MXN	110,100	9,036
Urbi Desarrollos Urbanos S.A.B. de C.V.
8.330% due 12/09/2014 ^		76,200	700

			109,227

SOVEREIGN ISSUES 3.4%
Mexico Government International Bond
6.500% due 06/10/2021		17,500	1,405
6.500% due 06/09/2022		100,990	7,991
7.750% due 05/29/2031		2,869,230	240,224
8.000% due 06/11/2020		588,870	51,045
8.000% due 12/07/2023		254,990	22,143
8.500% due 05/31/2029		272,070	24,403
10.000% due 12/05/2024		240,917	23,927

			371,138

Total Mexico (Cost $511,330)			480,366

NETHERLANDS 0.1%

ASSET-BACKED SECURITIES 0.0%
Harbourmaster CLO BV
0.564% due 06/15/2020	EUR	149	204

CORPORATE BONDS & NOTES 0.1%
SABIC Capital BV
3.000% due 11/02/2015		$200	206
Volkswagen International Finance NV
0.857% due 04/01/2014		7,800	7,800
Waha Aerospace BV
3.925% due 07/28/2020		65	69

			8,075

Total Netherlands (Cost $8,270)			8,279

NIGERIA 1.8%

SOVEREIGN ISSUES 1.8%
Nigeria Government Bond
4.000% due 04/23/2015	NGN	507,800	2,799
7.000% due 10/23/2019		2,279,100	10,178
10.700% due 05/30/2018		554,800	3,005
15.100% due 04/27/2017		6,539,170	40,882

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
16.000% due 06/29/2019	NGN	12,767,900	$83,452
16.390% due 01/27/2022		8,129,050	55,105

Total Nigeria (Cost $219,684)			195,421

PANAMA 0.1%

SOVEREIGN ISSUES 0.1%
Panama Government International Bond
7.250% due 03/15/2015		$9,222	9,787

Total Panama (Cost $9,751)			9,787

PERU 1.5%

SOVEREIGN ISSUES 1.5%
Peru Government International Bond
6.850% due 02/12/2042	PEN	38,000	13,144
6.900% due 08/12/2037		78,930	27,822
6.950% due 08/12/2031		157,435	56,583
7.840% due 08/12/2020		127,180	50,327
8.200% due 08/12/2026		18,630	7,659
9.875% due 02/06/2015		$3,250	3,498
9.910% due 05/05/2015	PEN	24,210	9,189

Total Peru (Cost $186,441)			168,222

PHILIPPINES 0.5%

CORPORATE BONDS & NOTES 0.0%
Power Sector Assets & Liabilities Management Corp.
6.875% due 11/02/2016		$900	1,020

SOVEREIGN ISSUES 0.5%
Philippines Government International Bond
3.900% due 11/26/2022	PHP	1,686,000	36,092
4.950% due 01/15/2021		1,006,000	23,274

			59,366

Total Philippines (Cost $64,814)			60,386

POLAND 11.0%

SOVEREIGN ISSUES 11.0%
Poland Government International Bond
2.500% due 07/25/2018	PLN	255,700	81,201
2.720% due 01/25/2015		43,920	14,552
3.750% due 04/25/2018		68,900	23,013
4.750% due 10/25/2016		276,100	95,039
5.000% due 04/25/2016		300,400	103,364
5.250% due 10/25/2017		564,990	198,730
5.250% due 10/25/2020		148,200	52,794
5.500% due 04/25/2015		343,640	116,914
5.500% due 10/25/2019		1,013,040	364,063
5.750% due 10/25/2021		363,867	133,451
6.250% due 10/24/2015		56,790	19,759

Total Poland (Cost $1,125,690)			1,202,880

QATAR 0.3%

CORPORATE BONDS & NOTES 0.2%
Nakilat, Inc.
6.067% due 12/31/2033		$665	702
Qatari Diar Finance Co.
3.500% due 07/21/2015		200	207
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.500% due 09/30/2014		14,750	15,082
5.832% due 09/30/2016		3,293	3,515

			19,506

44	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%
Qatar Government International Bond
4.000% due 01/20/2015		$5,400	$5,549
5.150% due 04/09/2014		7,150	7,157

			12,706

Total Qatar (Cost $31,999)			32,212

ROMANIA 0.6%

SOVEREIGN ISSUES 0.6%
Romania Government Bond
5.750% due 01/27/2016	RON	72,900	23,437
5.800% due 10/26/2015		30,400	9,766
5.900% due 07/26/2017		22,100	7,181
5.950% due 06/11/2021		54,500	17,693
6.750% due 06/11/2017		12,800	4,243

Total Romania (Cost $59,906)			62,320

RUSSIA 3.7%

CORPORATE BONDS & NOTES 0.7%
ALROSA Finance S.A.
8.875% due 11/17/2014		$1,500	1,551
Lukoil International Finance BV
6.375% due 11/05/2014		500	511
VimpelCom Holdings BV
4.234% due 06/29/2014		41,300	41,385
9.000% due 02/13/2018	RUB	1,232,000	33,815

			77,262

SOVEREIGN ISSUES 3.0%
Russia Government International Bond
3.625% due 04/29/2015		$39,600	40,441
6.200% due 01/31/2018	RUB	462,500	12,466
6.800% due 12/11/2019		914,600	24,321
7.000% due 08/16/2023		205,800	5,241
7.050% due 01/19/2028		904,200	22,484
7.500% due 02/27/2019		1,888,200	51,971
7.500% due 03/31/2030		$1,370	1,561
7.600% due 04/14/2021	RUB	2,478,500	67,109
7.600% due 07/20/2022		3,805,800	101,311

			326,905

Total Russia (Cost $472,853)			404,167

SOUTH AFRICA 7.5%

CORPORATE BONDS & NOTES 0.0%
Transnet SOC Ltd.
4.500% due 02/10/2016		$2,030	2,127

SOVEREIGN ISSUES 7.5%
South Africa Government International Bond
6.250% due 03/31/2036	ZAR	385,300	27,333
6.500% due 02/28/2041		553,100	39,463
6.750% due 03/31/2021		702,500	61,703
7.000% due 02/28/2031		665,700	53,523
7.250% due 01/15/2020		2,413,240	221,004
7.750% due 02/28/2023		100	9
8.000% due 12/21/2018		1,808,220	173,066
8.250% due 09/15/2017		2,490,470	241,334

			817,435

Total South Africa (Cost $1,089,033)			819,562

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 1.0%

CORPORATE BONDS & NOTES 0.9%
Export-Import Bank of Korea
0.992% due 01/14/2017		$5,200	$5,232
1.083% due 09/17/2016		7,700	7,728
1.216% due 05/14/2014		2,400	2,402
2.034% due 03/21/2015		8,600	8,706
5.875% due 01/14/2015		2,100	2,186
Kookmin Bank
1.114% due 01/27/2017		3,000	3,014
Korea Development Bank
0.527% due 04/03/2014	EUR	4,500	6,199
0.900% due 02/20/2015		$33,000	32,937
0.935% due 08/20/2015		8,800	8,819
3.500% due 08/22/2017		1,200	1,273
Korea Electric Power Corp.
3.000% due 10/05/2015		9,200	9,470
5.500% due 07/21/2014		3,400	3,450
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		1,100	1,134
6.250% due 06/17/2014		1,000	1,012

			93,562

SOVEREIGN ISSUES 0.1%
Korea Housing Finance Corp.
4.125% due 12/15/2015		7,150	7,558

Total South Korea (Cost $100,629)			101,120

SPAIN 0.1%

SOVEREIGN ISSUES 0.1%
Junta de Castilla y Leon
6.270% due 02/19/2018	EUR	1,150	1,841
Xunta de Galicia
5.763% due 04/03/2017		1,200	1,872
6.131% due 04/03/2018		3,000	4,792

Total Spain (Cost $7,154)			8,505

SRI LANKA 0.0%

SOVEREIGN ISSUES 0.0%
Sri Lanka Government International Bond
7.400% due 01/22/2015		$4,300	4,483

Total Sri Lanka (Cost $4,441)			4,483

THAILAND 1.7%

SOVEREIGN ISSUES 1.7%
Thailand Government Bond
3.450% due 03/08/2019	THB	45,300	1,414
3.580% due 12/17/2027		284,200	8,431
3.625% due 05/22/2015		1,000,000	31,347
3.625% due 06/16/2023		425,400	13,094
3.650% due 12/17/2021		646,000	20,064
3.875% due 06/13/2019		2,072,830	66,107
5.250% due 05/12/2014		1,300,000	40,209
5.625% due 01/12/2019		154,000	5,268
6.150% due 07/07/2026		118,000	4,432

Total Thailand (Cost $194,429)			190,366

TURKEY 5.1%

SOVEREIGN ISSUES 5.1%
Turkey Government International Bond
3.000% due 01/06/2021 (c)	TRY	143,431	64,519

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 07/21/2021 (c)	TRY	145,692	$66,626
3.000% due 08/02/2023 (c)		57,914	26,133
4.000% due 04/01/2020 (c)		132,845	64,414
6.300% due 02/14/2018		68,600	28,293
7.100% due 03/08/2023		233,800	90,419
8.800% due 11/14/2018		272,400	121,261
8.800% due 09/27/2023		161,800	69,833
10.500% due 01/15/2020		53,030	25,317
11.000% due 08/06/2014		7,300	3,420

Total Turkey (Cost $637,598)			560,235

UNITED ARAB EMIRATES 0.0%

SOVEREIGN ISSUES 0.0%
Emirate of Abu Dhabi Government International Bond
5.500% due 04/08/2014		$1,100	1,102

Total United Arab Emirates (Cost $1,101)			1,102

UNITED KINGDOM 0.0%

CORPORATE BONDS & NOTES 0.0%
HBOS PLC
0.935% due 09/06/2017		$2,500	2,474
Mitchells & Butlers Finance PLC
0.971% due 12/15/2028	GBP	435	672

Total United Kingdom (Cost $2,845)			3,146

UNITED STATES 1.1%

ASSET-BACKED SECURITIES 0.1%
Ameriquest Mortgage Securities Trust
0.424% due 04/25/2036		$3,536	3,178
Citibank Omni Master Trust
4.900% due 11/15/2018		4,128	4,242
Countrywide Asset-Backed Certificates
0.254% due 05/25/2047		36	36
Credit-Based Asset Servicing and Securitization LLC
0.274% due 07/25/2037		26	17
HSI Asset Securitization Corp. Trust
0.444% due 11/25/2035		1,239	1,042
Morgan Stanley Mortgage Loan Trust
5.750% due 11/25/2036 ^		346	191
SLM Student Loan Trust
0.440% due 01/25/2040	EUR	2,400	2,864

			11,570

CORPORATE BONDS & NOTES 1.0%
AbbVie, Inc.
1.200% due 11/06/2015		$5,800	5,852
Ally Financial, Inc.
2.917% due 07/18/2016		500	511
4.625% due 06/26/2015		32,010	33,226
6.750% due 12/01/2014		400	415
Anheuser-Busch InBev Worldwide, Inc.
0.800% due 07/15/2015		833	836
Bank of America N.A.
0.513% due 06/15/2016		12,000	11,902
CIT Group, Inc.
5.250% due 04/01/2014		18,000	18,000
Daimler Finance North America LLC
1.020% due 04/10/2014		1,300	1,300
Ford Motor Credit Co. LLC
1.487% due 05/09/2016		4,800	4,883
2.750% due 05/15/2015		4,750	4,848
8.000% due 06/01/2014		1,100	1,114

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	45

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Motors Financial Co., Inc.
2.750% due 05/15/2016	$3,700	$3,758
Goldman Sachs Group, Inc.
1.234% due 11/21/2014	1,600	1,608
JPMorgan Chase Bank N.A.
0.563% due 06/13/2016	1,000	995
National Rural Utilities Cooperative Finance Corp.
1.000% due 02/02/2015	600	603
PepsiCo, Inc.
0.444% due 02/26/2016	2,000	2,003
SABMiller Holdings, Inc.
1.850% due 01/15/2015	11,962	12,079
Wachovia Bank N.A.
0.618% due 11/03/2014	1,683	1,686
Wachovia Corp.
0.609% due 10/15/2016	2,400	2,393

		108,012

MORTGAGE-BACKED SECURITIES 0.0%
Banc of America Funding Corp.
2.621% due 03/20/2036	186	170
BCAP LLC Trust
0.324% due 01/25/2037 ^	673	505
Bear Stearns Adjustable Rate Mortgage Trust
2.430% due 02/25/2036 ^	317	227
2.528% due 01/25/2035	32	32
Bear Stearns Alt-A Trust
2.486% due 08/25/2036 ^	512	220
2.676% due 09/25/2035	62	55
Citigroup Mortgage Loan Trust, Inc.
2.658% due 07/25/2046 ^	173	140
2.674% due 03/25/2034	46	46
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	250	213
Countrywide Home Loan Mortgage Pass-Through Trust
2.672% due 09/25/2047 ^	110	93
GSR Mortgage Loan Trust
2.554% due 11/25/2035 ^	218	186
HarborView Mortgage Loan Trust
0.497% due 06/20/2035	1,220	1,158
4.897% due 08/19/2036 ^	61	56
HomeBanc Mortgage Trust
5.480% due 04/25/2037 ^	297	242
Luminent Mortgage Trust
0.334% due 12/25/2036	112	82
MASTR Alternative Loan Trust
0.554% due 03/25/2036	118	33
Morgan Stanley Mortgage Loan Trust
2.185% due 06/25/2036	62	59

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc. Trust
3.550% due 02/25/2036 ^		$234	$170
Residential Asset Securitization Trust
0.554% due 01/25/2046 ^		275	152
Sequoia Mortgage Trust
2.408% due 01/20/2047 ^		102	89
Structured Adjustable Rate Mortgage Loan Trust
4.991% due 03/25/2036 ^		195	166
WaMu Mortgage Pass-Through Certificates
1.862% due 01/25/2037 ^		194	171
2.051% due 12/25/2036 ^		120	104
2.081% due 04/25/2037		128	110
2.355% due 09/25/2036 ^		206	184
Wells Fargo Mortgage-Backed Securities Trust
0.654% due 07/25/2037		242	205

			4,868

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
5.000% due 01/01/2027 - 12/01/2039		341	373

Total United States (Cost $123,328)			124,823

VIRGIN ISLANDS (BRITISH) 0.3%

CORPORATE BONDS & NOTES 0.3%
CNPC General Capital Ltd.
1.450% due 04/16/2016		$22,400	22,413
Rosneft Finance S.A.
6.250% due 02/02/2015		4,400	4,532
7.500% due 07/18/2016		500	544

Total Virgin Islands (British) (Cost $27,463)			27,489

SHORT-TERM INSTRUMENTS 5.1%

COMMERCIAL PAPER 0.0%
Ford Motor Credit Co.
0.900% due 10/03/2014		$4,700	4,686

REPURCHASE AGREEMENTS (d) 0.1%
			10,315

SHORT-TERM NOTES 0.0%
Korea Development Bank
0.700% due 04/30/2014	EUR	1,900	2,617

JAPAN TREASURY BILLS 0.4%
0.049% due 05/07/2014	JPY	3,910,000	37,880

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MALAYSIA TREASURY BILLS 0.4%
2.933% due 06/05/2014 - 07/10/2014 (b)	MYR	157,800	$48,025

MEXICO TREASURY BILLS 2.0%
3.521% due 04/03/2014 - 06/12/2014 (b)	MXN	2,830,709	216,451

THAILAND TREASURY BILLS 1.2%
2.553% due 04/10/2014 -04/24/2014 (b)	THB	4,300,000	132,416

U.S. TREASURY BILLS 1.0%
0.071% due 04/17/2014 - 03/05/2015 (b)(f)(h)		$107,510	107,491

Total Short-Term Instruments (Cost $564,854)			559,881

Total Investments in Securities (Cost $9,513,998)			8,666,380

		SHARES
INVESTMENTS IN AFFILIATES 19.8%

SHORT-TERM INSTRUMENTS 19.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 19.8%
PIMCO Short-Term Floating NAV Portfolio		130,637,237	1,307,025
PIMCO Short-Term Floating NAV Portfolio III		85,375,794	852,990

Total Short-Term Instruments (Cost $2,160,195)			2,160,015

Total Investments in Affiliates (Cost $2,160,195)			2,160,015

Total Investments 99.4% (Cost $11,674,193)			$10,826,395

Financial Derivative Instruments (e)(g) (0.4%) (Cost or Premiums, net $7,589)			(46,868)

Other Assets and Liabilities, net 1.0%			113,079

Net Assets 100.0%			$10,892,606

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.

46	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$10,315	Fannie Mae 2.260% due 10/17/2022	$(10,524)	$10,315	$10,315

Total Repurchase Agreements						$(10,524)	$10,315	$10,315

(1)	Includes accrued interest.

As of March 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2014 was $4,610 at a weighted average interest rate of 0.210%.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Freddie Mac	5.000%	05/01/2044	$3,000	$(3,255)	$(3,254)

Total Short Sales				$(3,255)	$(3,254)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$10,315	$0	$0	$0	$10,315	$(10,524)	$(209)

Master Securities Forward Transaction Agreement
JPS	0	0	0	(3,254)	(3,254)	0	(3,254)

Total Borrowings and Other Financing Transactions	$10,315	$0	$0	$(3,254)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	0.750%	06/19/2017	$81,450	$794	$206	$0	$(44)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023	208,600	(5,178)	(1,203)	251	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	17,400	2,526	(755)	77	0

					$(1,858)	$(1,752)	$328	$(44)

Total Swap Agreements					$(1,858)	$(1,752)	$328	$(44)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	47

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(f)	Securities with an aggregate market value of $9 and cash of $8,265 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$328	$328	$0	$0	$(44)	$(44)

(g)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		BRL	85,846	$		36,414	$0	$(1,420)
	04/2014		CNH	400,000			65,133	799	0
	04/2014		EUR	49,500			67,939	0	(255)
	04/2014		MYR	300,000			91,019	0	(963)
	04/2014		PEN	106,399			37,799	18	(66)
	04/2014	$		37,268		BRL	85,846	604	(38)
	04/2014			432		CLP	245,786	16	0
	04/2014			193,928		MYR	630,466	63	(686)
	04/2014			37,750		PEN	106,399	97	0
	04/2014			4,000		PHP	176,920	0	(50)
	05/2014		BRL	61,255	$		26,384	54	(435)
	05/2014		JPY	163,442			1,597	13	0
	05/2014	$		36,134		BRL	85,846	1,377	0
	05/2014			24,932		COP	50,410,011	575	0
	07/2014			90,552		MYR	300,000	1,057	0

BPS	04/2014		BRL	16,327	$		6,967	0	(229)
	04/2014		MXN	544,133			40,982	0	(682)
	04/2014		MYR	155,523			47,872	187	0
	04/2014		PEN	267,223			94,959	75	(170)
	04/2014		PLN	3,816			1,250	0	(10)
	04/2014		TRY	23,645			10,000	0	(1,004)
	04/2014	$		7,215		BRL	16,327	0	(19)
	04/2014			12,638		CLP	7,218,826	525	0
	04/2014			94,885		PEN	267,223	169	0
	04/2014			31,704		ZAR	342,438	757	0
	05/2014		BRL	8,171	$		3,579	9	0
	05/2014		MXN	367,743			27,690	0	(378)
	05/2014	$		205,479		MXN	2,736,723	3,466	0
	06/2014		PEN	231,748	$		81,530	0	(17)
	07/2014	$		9,002		PEN	25,745	39	0

BRC	04/2014		BRL	690,554	$		305,150	807	0
	04/2014		CLP	22,483,589			40,593	51	(454)
	04/2014		HUF	11,566,749			50,166	0	(1,607)
	04/2014		KRW	16,346,750			15,184	0	(177)
	04/2014		MYR	208,245			62,990	0	(860)
	04/2014		PLN	218,062			71,208	0	(777)
	04/2014		RUB	1,224,095			34,192	0	(559)
	04/2014		THB	8,947,856			274,397	534	(1,720)
	04/2014		TRY	18,748			8,668	0	(57)
	04/2014	$		288,950		BRL	690,554	15,393	0
	04/2014			18,588		EUR	13,508	22	0
	04/2014			106,811		HUF	24,023,490	718	0
	04/2014			18,537		IDR	215,550,610	538	0
	04/2014			13,478		INR	847,631	623	0
	04/2014			275,006		MYR	900,282	1,182	(155)
	04/2014			80,270		PLN	246,974	1,260	0
	04/2014			2,180		RON	7,248	55	0
	04/2014			21,079		RUB	746,790	165	(43)
	04/2014			124,665		THB	4,047,265	495	(509)

48	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2014	$		81,270		ZAR	901,360	$4,175	$0
	04/2014		ZAR	491,145	$		44,882	0	(1,676)
	05/2014		BRL	4,898			2,148	8	0
	05/2014		COP	128,037,114			62,457	0	(2,328)
	05/2014		JPY	359,599			3,514	29	0
	05/2014	$		18,502		IDR	216,338,630	633	0
	05/2014			47,203		MXN	627,277	688	0
	05/2014			12,630		RUB	455,231	184	0
	05/2014			32,939		TRY	74,821	1,583	0
	07/2014		IDR	128,930,575	$		11,015	0	(293)
	07/2014	$		33,786		IDR	399,209,990	1,227	0
	07/2014			13,845		MYR	45,893	169	0
	07/2014			249,723		THB	8,153,651	450	(58)
	10/2014		ZAR	205,737	$		18,791	0	(133)

CBK	04/2014		BRL	143,485			63,405	168	0
	04/2014		MYR	197,918			59,823	0	(860)
	04/2014		NGN	871,352			5,331	59	0
	04/2014		PEN	5,264			1,874	2	0
	04/2014		PLN	19,678			6,500	4	0
	04/2014		RUB	1,919,670			53,833	0	(665)
	04/2014		THB	4,681,659			144,584	798	(402)
	04/2014		TRY	14,350			6,500	0	(178)
	04/2014	$		59,421		BRL	143,485	3,816	0
	04/2014			18,079		HUF	4,051,634	56	0
	04/2014			4,105		INR	260,832	234	0
	04/2014			28,552		MYR	93,393	83	0
	04/2014			1,871		PEN	5,264	1	0
	04/2014			22,830		RON	75,920	580	0
	04/2014			75,148		RUB	2,591,381	681	(2,263)
	04/2014			8,615		SGD	10,928	73	0
	04/2014			25,903		ZAR	280,297	668	0
	04/2014		ZAR	94,106	$		8,723	0	(198)
	05/2014		COP	219,636,188			109,105	0	(2,028)
	05/2014		JPY	8,163,728			79,953	842	0
	05/2014		MXN	86,075			6,516	0	(56)
	05/2014	$		12,963		IDR	151,734,343	458	0
	05/2014			163,950		MXN	2,185,424	2,903	0
	05/2014			66,180		RUB	2,371,907	583	0
	06/2014		MXN	6,952	$		530	0	0
	06/2014		PEN	5,264			1,851	0	(1)
	06/2014		SGD	10,928			8,616	0	(73)
	07/2014	$		52,453		MYR	174,381	797	0
	07/2014			124,253		THB	4,067,885	530	0

DUB	04/2014		BRL	43,735	$		18,901	0	(374)
	04/2014		HUF	3,570,877			15,860	0	(124)
	04/2014		IDR	46,951,620			4,097	0	(58)
	04/2014		MXN	1,214,345			92,577	0	(430)
	04/2014		MYR	251,783			75,719	0	(1,479)
	04/2014		PEN	88,968			31,368	0	(278)
	04/2014		PHP	2,546,012			57,275	448	(20)
	04/2014		PLN	49,980			16,046	0	(453)
	04/2014		RUB	1,449,980			41,048	414	(530)
	04/2014		SGD	3,687			2,904	0	(27)
	04/2014		THB	304,448			9,238	17	(156)
	04/2014		TRY	25,831			11,809	0	(212)
	04/2014	$		19,326		BRL	43,735	0	(51)
	04/2014			2,633		EUR	1,902	0	(13)
	04/2014			891		IDR	10,803,375	65	0
	04/2014			2,367		INR	149,997	128	0
	04/2014			10,595		KRW	11,212,361	0	(59)
	04/2014			124,461		MYR	406,623	407	(195)
	04/2014			31,677		PEN	88,968	0	(30)
	04/2014			71,866		PHP	3,236,853	405	0
	04/2014			29,068		PLN	88,348	97	0
	04/2014			145,909		RUB	4,891,047	92	(7,149)
	04/2014			3,694		TRY	8,278	158	0
	04/2014			94,824		ZAR	1,058,347	5,502	0
	04/2014		ZAR	62,751	$		5,745	0	(204)
	05/2014		COP	45,336,613			22,261	0	(678)
	05/2014		JPY	118,641			1,158	8	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	49

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2014		MXN	112,417	$		8,461	$0	$(122)
	05/2014		TRY	13,324			5,808	0	(339)
	05/2014	$		11,855		IDR	139,236,975	461	0
	05/2014			16,400		RUB	589,252	186	0
	05/2014			43,060		TRY	96,371	1,361	0
	05/2014			1,805		ZAR	20,160	94	0
	06/2014			8,820		IDR	103,373,079	284	0
	07/2014		PHP	3,236,853	$		71,675	0	(467)
	07/2014	$		17,154		IDR	211,083,740	1,359	0
	07/2014			38,254		MYR	127,304	621	0
	07/2014			48,833		PEN	140,433	481	0
	09/2015			5,220		CNY	31,920	0	(116)

FBF	04/2014		BRL	506,615	$		214,667	0	(8,609)
	04/2014		EUR	1,753			2,410	0	(5)
	04/2014		KRW	15,566,068			14,434	0	(194)
	04/2014		MYR	192,807			57,982	0	(1,134)
	04/2014		PEN	69,694			24,634	6	(162)
	04/2014		PHP	210,842			4,720	12	0
	04/2014		THB	3,357,432			103,403	26	(28)
	04/2014		TRY	15,149			6,881	0	(169)
	04/2014	$		223,869		BRL	506,615	0	(592)
	04/2014			3,416		EUR	2,460	0	(27)
	04/2014			61		IDR	728,455	3	0
	04/2014			1		INR	63	0	0
	04/2014			24,318		PEN	69,694	473	0
	04/2014			5,649		RUB	200,000	29	0
	05/2014		EUR	3,955	$		5,444	0	(4)
	05/2014		MXN	1,534			114	0	(3)
	05/2014	$		213,025		BRL	506,615	8,343	0
	05/2014			61		IDR	728,455	3	0
	05/2014			9,918		MXN	132,962	233	0
	07/2014			8,100		IDR	99,387,000	617	0
	07/2014			13,277		MYR	44,172	211	0
	07/2014			98,304		THB	3,207,218	78	0

GLM	04/2014		MYR	122,244	$		36,920	0	(560)
	04/2014		PEN	4,938			1,758	2	0
	04/2014		RUB	897,824			25,973	485	0
	04/2014		TRY	2,257			1,000	0	(50)
	04/2014	$		21,563		CLP	11,889,080	288	(172)
	04/2014			4,869		HUF	1,117,771	134	0
	04/2014			13,989		INR	885,504	742	0
	04/2014			30,046		MYR	98,852	263	0
	04/2014			1,740		PEN	4,938	17	0
	04/2014			9,452		PLN	29,305	222	0
	04/2014			10,541		RUB	376,208	139	0
	04/2014			29,463		ZAR	322,829	1,140	0
	04/2014		ZAR	1,441	$		133	0	(3)
	05/2014		COP	52,589,643			26,330	0	(280)
	05/2014		JPY	153,209			1,497	12	0
	05/2014		MXN	433,191			32,383	0	(665)
	05/2014		TRY	55,904			25,000	0	(750)
	05/2014	$		109,947		TRY	250,514	5,640	0
	06/2014		MXN	6,952	$		530	0	0
	06/2014	$		392,936		MXN	5,269,061	8,047	0
	07/2014			36,726		MYR	122,244	603	0
	07/2014			3,112		PEN	8,933	25	0
	01/2015		CNY	5,701	$		895	0	(20)

HUS	04/2014		INR	2,774,014			45,401	0	(748)
	04/2014		PLN	122,170			40,000	0	(330)
	04/2014		THB	455,103			13,900	0	(117)
	04/2014		TRY	130,887			59,938	0	(974)
	04/2014	$		65,184		CNY	400,000	0	(596)
	04/2014			15,825		EUR	11,539	72	0
	04/2014			147,146		ZAR	1,588,162	3,405	0
	04/2014		ZAR	543,184	$		49,373	0	(2,118)
	05/2014		TRY	40,857			18,018	0	(833)
	05/2014	$		6,465		MXN	86,417	133	0
	05/2014			118,169		TRY	270,492	6,636	0
	06/2014		RUB	419,976	$		11,400	0	(369)

50	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2014	$		44,600		INR	2,774,014	$665	$0
	07/2014			8,858		THB	289,253	15	0
	01/2015			895		CNY	5,701	20	0

JPM	04/2014		BRL	618,475	$		262,156	0	(10,420)
	04/2014		CNH	54,690			8,904	146	0
	04/2014		CNY	26,207			4,269	0	0
	04/2014		HUF	233,876			1,000	0	(47)
	04/2014		IDR	147,554,580			12,873	0	(185)
	04/2014		MYR	82,236			24,986	9	(237)
	04/2014		NGN	871,085			5,331	61	0
	04/2014		PHP	257,049			5,697	0	(42)
	04/2014		RUB	2,727,673			77,042	25	(419)
	04/2014		SGD	7,241			5,703	0	(54)
	04/2014		THB	5,065,059			159,178	3,872	(683)
	04/2014		TRY	87,711			39,927	0	(892)
	04/2014	$		265,206		BRL	618,475	7,729	(359)
	04/2014			51,820		CNY	319,235	0	(274)
	04/2014			100,863		HUF	22,386,479	0	(661)
	04/2014			5,616		IDR	67,819,156	385	0
	04/2014			9,932		INR	629,987	549	0
	04/2014			9,235		MYR	30,739	190	0
	04/2014			39,874		PLN	121,660	288	0
	04/2014			29,611		RON	99,420	1,045	0
	04/2014			52,182		RUB	1,875,607	1,064	0
	04/2014			131,068		THB	4,370,000	3,523	0
	04/2014			11,088		ZAR	123,434	614	0
	04/2014		ZAR	534,655	$		49,245	0	(1,438)
	05/2014		COP	1,028,360			500	0	(20)
	05/2014		JPY	321,561			3,140	24	0
	05/2014		MXN	284,135			21,171	0	(497)
	05/2014	$		213,000		BRL	506,588	8,357	0
	05/2014			23,690		IDR	287,362,154	1,728	0
	05/2014			121,336		MXN	1,612,490	1,775	0
	05/2014			54,676		RUB	1,941,598	0	(25)
	05/2014			119,919		TRY	270,255	4,776	0
	05/2014		ZAR	20,160	$		1,805	0	(94)
	06/2014		MXN	6,952			530	0	0
	06/2014	$		11,400		RUB	419,976	369	0
	07/2014		CNY	264,217	$		42,640	65	0
	07/2014	$		4,339		MYR	14,270	19	0
	07/2014			13,680		THB	447,055	34	0
	09/2015			5,000		CNY	31,950	109	0

MSC	04/2014		BRL	64,220	$		28,378	75	0
	04/2014		MXN	331,569			25,137	0	(245)
	04/2014		MYR	18,516			5,500	0	(177)
	04/2014		PEN	116,284			40,996	0	(367)
	04/2014		THB	330,200			10,000	0	(170)
	04/2014	$		27,033		BRL	64,220	1,270	0
	04/2014			41,269		PEN	116,284	128	(34)
	04/2014			11,541		PLN	35,570	201	0
	04/2014			89,174		RUB	3,029,443	407	(3,578)
	04/2014			44,001		TRY	96,872	1,080	0
	04/2014		ZAR	13,621	$		1,250	0	(41)
	05/2014		MXN	148,923			11,250	0	(120)
	05/2014		TRY	248,433			109,776	0	(4,851)
	05/2014	$		231,034		TRY	522,976	10,265	0
	08/2014		BRL	30,838	$		12,773	0	(374)

RBC	04/2014		RUB	46,013			1,250	0	(56)

RYL	04/2014	$		6,543		CNY	40,000	0	(80)
	04/2014			30,094		EUR	21,844	0	(1)
	05/2014		EUR	21,844	$		30,093	2	0

SCX	04/2014		IDR	51,322,500			4,482	0	(60)
	04/2014		MYR	224,432			68,020	0	(793)
	04/2014	$		7,694		CNH	46,889	0	(153)
	04/2014			27,965		IDR	340,411,965	2,160	0
	04/2014			13,812		MYR	45,800	231	0
	06/2014			12,763		IDR	150,348,085	478	0
	07/2014			39,150		MYR	130,167	598	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	51

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SOG	04/2014		CLP	9,702,087	$		17,547	$0	$(144)
	04/2014		PEN	18,334			6,459	0	(63)
	04/2014	$		32,743		CLP	18,463,271	922	0
	04/2014			6,528		PEN	18,334	0	(6)
	05/2014			3,779		COP	7,694,044	114	0

UAG	04/2014		BRL	262,142	$		110,676	9	(4,865)
	04/2014		CLP	5,012,725			9,056	0	(84)
	04/2014		CNY	693,027			113,133	1,231	0
	04/2014		IDR	432,711,788			37,579	0	(714)
	04/2014		MYR	695,450			210,630	0	(2,600)
	04/2014		PEN	92,260			32,335	0	(482)
	04/2014		PHP	399,870			9,000	72	0
	04/2014		THB	1,423,062			43,868	39	0
	04/2014	$		107,625		BRL	262,142	7,907	0
	04/2014			67,078		CNH	408,761	0	(1,336)
	04/2014			37,451		IDR	453,920,429	2,719	0
	04/2014			19,309		KRW	20,455,955	0	(86)
	04/2014			73,445		MYR	242,996	1,129	(69)
	04/2014			32,849		PEN	92,260	0	(32)
	04/2014			29,072		PLN	88,348	93	0
	04/2014			345,595		THB	11,179,470	0	(1,279)
	05/2014		JPY	296,419	$		2,893	20	0
	05/2014	$		106,358		BRL	254,227	4,728	0
	07/2014		IDR	255,949,320	$		21,848	0	(600)
	07/2014	$		209,586		MYR	695,450	2,781	0
	07/2014			43,679		THB	1,423,062	0	(26)

Total Forward Foreign Currency Contracts								$180,967	$(97,461)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BRC	Call - OTC USD versus JPY	JPY	105.000	11/20/2014	$	64,380	$1,545	$1,414

UAG	Call - OTC USD versus CNH	CNH	6.371	03/03/2015		105,250	791	769
	Put - OTC USD versus CNY	CNY	6.048	03/03/2015		105,250	433	106

							$2,769	$2,289

Total Purchased Options							$2,769	$2,289

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	2.300	04/10/2014	$	28,800	$(97)	$(443)
	Put - OTC USD versus BRL		2.268	04/24/2014		57,900	(239)	(514)
	Put - OTC USD versus JPY	JPY	97.750	05/08/2014		104,100	(802)	(57)

BPS	Call - OTC USD versus KRW	KRW	1,119.000	05/08/2014		29,800	(229)	(24)

BRC	Put - OTC USD versus JPY	JPY	95.000	11/20/2014		64,380	(1,571)	(483)
	Put - OTC USD versus JPY		91.000	02/18/2016		47,400	(1,187)	(1,022)
	Call - OTC USD versus TRY	TRY	2.370	05/19/2014		38,512	(404)	(91)

CBK	Put - OTC USD versus JPY	JPY	99.700	05/20/2014		14,500	(96)	(39)

DUB	Call - OTC USD versus BRL	BRL	2.500	06/03/2014		39,918	(513)	(107)

GLM	Put - OTC USD versus JPY	JPY	100.600	05/20/2014		12,200	(83)	(50)
	Call - OTC USD versus KRW	KRW	1,119.000	05/08/2014		74,900	(569)	(60)
	Call - OTC USD versus TRY	TRY	2.370	05/19/2014		43,428	(469)	(103)
	Put - OTC USD versus ZAR	ZAR	10.450	06/17/2014		27,600	(268)	(418)

HUS	Call - OTC USD versus RUB	RUB	38.780	06/04/2014		42,800	(418)	(127)

JPM	Put - OTC USD versus JPY	JPY	91.000	02/18/2016		22,470	(574)	(484)
	Call - OTC USD versus ZAR	ZAR	11.870	05/23/2014		7,220	(84)	(12)

UAG	Put - OTC USD versus CNH	CNH	6.043	03/03/2015		105,250	(497)	(138)
	Call - OTC USD versus CNY	CNY	6.321	03/03/2015		105,250	(599)	(692)

							$ (8,699)	$ (4,864)

Total Written Options							$ (8,699)	$ (4,864)

52	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at 03/31/2013	1,120	$1,340,630	$(8,548)
Sales	2,240	4,555,129	(26,883)
Closing Buys	0	(1,284,911)	7,023
Expirations	(1,680)	(3,633,230)	17,971
Exercised	(1,680)	(111,190)	1,738

Balance at 03/31/2014	0	$866,428	$(8,699)

SWAP AGREEMENTS:

ASSET SWAPS

Counterparty	Underlying Asset	Receive	Pay	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	Indonesia Government International Bond 10.000% due 07/15/2017	Cash Flow from Underlying Asset	6-Month USD-LIBOR	10/17/2014	$ 67,470	$(2,347)	$(12,922)	$0	$(15,269)

CBK	Malaysia Government International Bond 4.262% due 09/15/2016	Cash Flow from Underlying Asset	6-Month USD-LIBOR	09/19/2016	30,052	915	627	1,542	0

DUB	Indonesia Government International Bond 11.000% due 10/15/2014	Cash Flow from Underlying Asset	6-Month USD-LIBOR	07/22/2017	4,066	(455)	(451)	0	(906)

						$(1,887)	$(12,746)	$1,542	$(16,175)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Colombia Government International Bond	1.000%	03/20/2016	0.484%	$ 1,000	$5	$5	$10	$0
	Export-Import Bank of China	1.000%	09/20/2016	0.662%	700	(20)	26	6	0

BRC	Ukraine Government International Bond	5.000%	12/20/2014	15.050%	2,000	(48)	(86)	0	(134)

CBK	Rosneft Oil Co. via Rosneft International Finance Ltd.	1.000%	03/20/2015	1.913%	32,000	(833)	560	0	(273)

DUB	Brazil Government International Bond	1.000%	03/20/2016	0.676%	900	(2)	8	6	0
	Goldman Sachs Group, Inc.	1.000%	06/20/2014	0.331%	6,900	32	(20)	12	0
	Goldman Sachs Group, Inc.	1.000%	09/20/2014	0.331%	20,000	119	(48)	71	0
	Morgan Stanley	1.000%	06/20/2014	0.305%	6,900	29	(16)	13	0
	Petrobras International Finance Co.	1.000%	09/20/2014	0.721%	6,500	(46)	57	11	0

FBF	Colombia Government International Bond	1.000%	03/20/2016	0.484%	700	4	4	8	0
	Qatar Government International Bond	1.000%	03/20/2016	0.197%	25,000	(153)	559	406	0

GST	Brazil Government International Bond	1.000%	03/20/2016	0.676%	15,800	(24)	131	107	0
	Colombia Government International Bond	1.000%	03/20/2016	0.484%	900	5	4	9	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2015	1.845%	6,000	3	(50)	0	(47)
	Russia Government International Bond	1.000%	03/20/2016	1.510%	16,000	(43)	(111)	0	(154)

HUS	Colombia Government International Bond	1.000%	03/20/2016	0.484%	17,300	113	70	183	0
	Qatar Government International Bond	1.000%	06/20/2016	0.205%	500	(4)	13	9	0

JPM	Russia Government International Bond	1.000%	03/20/2016	1.510%	14,300	(42)	(96)	0	(138)

MYC	Brazil Government International Bond	1.000%	03/20/2016	0.676%	10,300	(2)	72	70	0
	Export-Import Bank of China	1.000%	09/20/2016	0.662%	1,000	(27)	36	9	0
	Qatar Government International Bond	1.000%	06/20/2016	0.205%	13,000	(4)	239	235	0
	Russia Government International Bond	1.000%	03/20/2015	1.194%	8,500	23	(36)	0	(13)

						$(915)	$1,321	$1,165	$(759)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	53

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (4)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
JPM	Fixed rate equal to 9.870% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	08/12/2019	TRY	1,000	$450	$5	$7	$12	$0

(4)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	141,000	$178	$(331)	$0	$(153)
	Pay	1-Year BRL-CDI	8.420%	01/02/2017		365,800	423	(12,933)	0	(12,510)
	Pay	1-Year BRL-CDI	8.910%	01/02/2017		115,000	117	(3,420)	0	(3,303)
	Pay	3-Month MYR-KLIBOR	4.160%	07/22/2020	MYR	130,500	0	163	163	0
	Pay	3-Month MYR-KLIBOR	4.170%	07/27/2020		81,600	(6)	117	111	0
	Pay	6-Month THB-THBFIX Reuters	3.320%	11/12/2018	THB	85,000	0	41	41	0
	Pay	6-Month THB-THBFIX Reuters	3.390%	11/13/2018		81,000	0	48	48	0
	Pay	6-Month THB-THBFIX Reuters	3.320%	07/27/2020		1,382,300	0	(6)	0	(6)
	Pay	28-Day MXN-TIIE	6.960%	07/27/2020	MXN	210,000	567	332	899	0
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		270,500	(125)	(404)	0	(529)

BPS	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	958,000	3,383	(4,416)	0	(1,033)
	Pay	1-Year BRL-CDI	12.255%	01/02/2017		1,800	0	2	2	0
	Pay	6-Month THB-THBFIX Reuters	3.480%	01/14/2021	THB	456,100	0	93	93	0
	Pay	6-Month THB-THBFIX Reuters	3.415%	01/21/2021		291,760	(1)	19	18	0
	Pay	6-Month THB-THBFIX Reuters	3.385%	01/23/2021		266,600	(1)	1	0	0

BRC	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	348,200	958	(1,333)	0	(375)
	Pay	1-Year BRL-CDI	8.180%	01/02/2017		97,400	(260)	(3,398)	0	(3,658)
	Pay	3-Month MYR-KLIBOR	3.720%	06/14/2015	MYR	83,000	0	64	64	0
	Pay	3-Month MYR-KLIBOR	3.175%	07/09/2017		39,930	0	(236)	0	(236)
	Pay	3-Month ZAR-JIBAR	7.250%	12/18/2018	ZAR	454,300	9	(841)	0	(832)
	Pay	3-Month ZAR-JIBAR	6.500%	03/20/2020		579,200	85	(3,938)	0	(3,853)
	Pay	3-Month ZAR-JIBAR	7.545%	09/17/2020		99,000	(6)	(227)	0	(233)
	Pay	3-Month ZAR-JIBAR	8.000%	12/18/2023		571,800	230	(1,567)	0	(1,337)
	Pay	6-Month HUF-BBR	6.150%	09/15/2015	HUF	4,689,200	97	1,463	1,560	0
	Pay	6-Month THB-THBFIX Reuters	3.160%	04/21/2014	THB	136,500	0	15	15	0
	Pay	6-Month THB-THBFIX Reuters	3.200%	04/22/2014		105,400	0	12	12	0
	Pay	6-Month THB-THBFIX Reuters	3.030%	04/24/2014		65,700	0	6	6	0
	Pay	6-Month THB-THBFIX Reuters	3.395%	06/22/2020		285,000	0	54	54	0
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MXN	330,000	568	1,483	2,051	0
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		672,355	(97)	(1,217)	0	(1,314)
	Pay	28-Day MXN-TIIE	6.750%	09/02/2022		355,000	1,566	(879)	687	0
	Pay	28-Day MXN-TIIE	7.755%	02/02/2034		4,900	0	7	7	0

CBK	Pay	3-Month MYR-KLIBOR	3.360%	04/17/2018	MYR	96,080	(1)	(552)	0	(553)
	Pay	3-Month MYR-KLIBOR	3.325%	04/24/2018		61,900	0	(388)	0	(388)
	Pay	3-Month ZAR-JIBAR	6.500%	11/16/2016	ZAR	47,100	(13)	(54)	0	(67)
	Pay	6-Month PLN-WIBOR	4.650%	11/16/2016	PLN	31,100	(4)	459	455	0
	Pay	6-Month THB-THBFIX Reuters	3.390%	01/29/2015	THB	1,088,000	62	378	440	0
	Pay	6-Month THB-THBFIX Reuters	3.520%	01/13/2021		36,700	0	10	10	0
	Pay	6-Month THB-THBFIX Reuters	3.480%	01/14/2021		243,000	0	49	49	0
	Pay	6-Month THB-THBFIX Reuters	3.410%	01/15/2021		177,700	(1)	12	11	0
	Pay	6-Month THB-THBFIX Reuters	3.420%	01/17/2021		483,840	0	51	51	0
	Pay	28-Day MXN-TIIE	8.050%	12/26/2018	MXN	50	0	1	1	0

DUB	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	250,000	907	(1,177)	0	(270)
	Pay	1-Year BRL-CDI	9.210%	01/02/2017		107,800	0	(2,787)	0	(2,787)
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		194,800	375	233	608	0
	Pay	3-Month MYR-KLIBOR	3.175%	07/09/2017	MYR	45,000	0	(267)	0	(267)
	Pay	3-Month MYR-KLIBOR	3.335%	04/19/2018		47,916	0	(293)	0	(293)
	Pay	3-Month MYR-KLIBOR	4.020%	09/20/2020		95,600	(6)	(168)	0	(174)
	Pay	6-Month THB-THBFIX Reuters	3.620%	08/19/2014	THB	785,000	(26)	206	180	0
	Pay	6-Month THB-THBFIX Reuters	3.350%	11/08/2018		99,000	0	52	52	0
	Pay	6-Month THB-THBFIX Reuters	3.340%	11/11/2018		73,000	0	37	37	0
	Pay	6-Month THB-THBFIX Reuters	3.370%	11/14/2018		81,000	0	45	45	0
	Pay	6-Month THB-THBFIX Reuters	3.480%	01/14/2021		157,700	0	32	32	0

54	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	6-Month THB-THBFIX Reuters	3.410%	01/15/2021	THB	126,900	$(1)	$9	$8	$0
	Pay	6-Month THB-THBFIX Reuters	3.410%	01/21/2021		255,630	(1)	15	14	0
	Pay	6-Month THB-THBFIX Reuters	3.390%	01/23/2021		236,600	(1)	4	3	0

FBF	Pay	28-Day MXN-TIIE	6.350%	09/01/2023	MXN	267,000	24	(282)	0	(258)

GLM	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	323,000	445	(794)	0	(349)
	Pay	1-Year BRL-CDI	8.720%	01/02/2017		29,100	80	(986)	0	(906)
	Pay	3-Month COP-IBR Compounded-OIS	6.200%	03/21/2024	COP	33,520,000	(9)	338	329	0
	Pay	28-Day MXN-TIIE	5.750%	09/11/2020	MXN	1,389,000	(494)	(799)	0	(1,293)
	Pay	28-Day MXN-TIIE	7.220%	08/25/2028		180,800	(34)	17	0	(17)
	Pay	28-Day MXN-TIIE	7.245%	09/06/2028		100,000	(1)	19	18	0

GST	Pay	3-Month ZAR-JIBAR	7.500%	06/19/2018	ZAR	93,400	(24)	(16)	0	(40)
	Pay	3-Month ZAR-JIBAR	7.250%	12/18/2018		225,800	(69)	(344)	0	(413)
	Pay	3-Month ZAR-JIBAR	8.000%	12/18/2023		167,700	(12)	(380)	0	(392)

HUS	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	560,800	1,345	(1,950)	0	(605)
	Pay	1-Year BRL-CDI	8.320%	01/02/2017		531,100	672	(19,574)	0	(18,902)
	Pay	3-Month COP-IBR Compounded-OIS	6.200%	03/21/2024	COP	33,140,000	(9)	335	326	0
	Pay	3-Month ZAR-JIBAR	7.500%	12/18/2018	ZAR	563,800	(100)	(397)	0	(497)
	Pay	3-Month ZAR-JIBAR	7.500%	06/19/2023		306,700	(515)	(1,054)	0	(1,569)
	Pay	6-Month HUF-BBR	6.150%	09/15/2015	HUF	8,385,000	(95)	2,885	2,790	0
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MXN	194,800	316	895	1,211	0
	Pay	28-Day MXN-TIIE	6.750%	08/31/2021		52,700	(3)	137	134	0
	Pay	28-Day MXN-TIIE	5.500%	02/22/2023		434,400	(33)	(2,145)	0	(2,178)

JPM	Pay	3-Month COP-IBR Compounded-OIS	5.220%	03/13/2019	COP	5,000,000	(1)	27	26	0
	Pay	3-Month MYR-KLIBOR	3.720%	06/11/2015	MYR	64,000	0	50	50	0
	Pay	3-Month MYR-KLIBOR	3.370%	08/17/2016		462,100	97	(1,072)	0	(975)
	Pay	3-Month MYR-KLIBOR	3.330%	04/19/2018		40,940	0	(253)	0	(253)
	Pay	3-Month MYR-KLIBOR	4.260%	11/02/2020		18,600	0	49	49	0
	Pay	3-Month ZAR-JIBAR	6.500%	03/20/2020	ZAR	464,400	113	(3,202)	0	(3,089)
	Pay	3-Month ZAR-JIBAR	8.000%	06/19/2023		118,200	(132)	(106)	0	(238)
	Pay	3-Month ZAR-JIBAR	7.750%	12/18/2023		301,100	(32)	(1,154)	0	(1,186)
	Pay	6-Month HUF-BBR	6.000%	09/15/2015	HUF	4,380,900	0	1,393	1,393	0
	Pay	6-Month HUF-BBR	6.150%	09/15/2015		300,000	(8)	107	99	0
	Pay	6-Month THB-THBFIX Reuters	3.480%	08/19/2016	THB	5,055,400	328	3,733	4,061	0
	Pay	6-Month THB-THBFIX Reuters	3.320%	07/29/2020		413,900	(4)	(1)	0	(5)
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023	MXN	207,000	(1,275)	724	0	(551)
	Pay	28-Day MXN-TIIE	7.380%	02/09/2029		525,600	(12)	408	396	0

MYC	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	391,700	1,273	(1,696)	0	(423)
	Pay	1-Year BRL-CDI	8.220%	01/02/2017		457,900	(256)	(16,695)	0	(16,951)
	Pay	1-Year BRL-CDI	8.630%	01/02/2017		50,000	3	(1,675)	0	(1,672)
	Pay	1-Year BRL-CDI	8.640%	01/02/2017		627,500	3,608	(22,249)	0	(18,641)
	Pay	3-Month ZAR-JIBAR	6.950%	08/10/2016	ZAR	372,600	(13)	(12)	0	(25)
	Pay	6-Month HUF-BBR	6.180%	08/24/2020	HUF	2,950,000	0	1,745	1,745	0
	Pay	28-Day MXN-TIIE	7.850%	05/28/2021	MXN	340,000	18	2,661	2,679	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		948,550	630	1,536	2,166	0
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		970,000	60	(1,957)	0	(1,897)
	Pay	28-Day MXN-TIIE	5.000%	02/22/2023		407,600	(366)	(2,787)	0	(3,153)

SOG	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	586,400	1,563	(2,195)	0	(632)

UAG	Pay	1-Year BRL-CDI	11.320%	01/04/2016		85,300	114	(206)	0	(92)
	Pay	1-Year BRL-CDI	8.200%	01/02/2017		425,900	(369)	(15,516)	0	(15,885)
	Pay	1-Year BRL-CDI	8.590%	01/02/2017		75,000	0	(2,546)	0	(2,546)
	Pay	1-Year BRL-CDI	8.650%	01/02/2017		25,000	46	(844)	0	(798)
	Pay	1-Year BRL-CDI	8.900%	01/02/2017		300,000	422	(9,078)	0	(8,656)
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		29,300	50	41	91	0

							$16,316	$(130,184)	$25,390	$(139,258)

Total Swap Agreements							$13,519	$(141,602)	$28,109	$(156,192)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	55

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(h)	Securities with an aggregate market value of $107,162 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$4,673	$0	$1,278	$5,951	$(3,913)	$(1,014)	$(16,501)	$(21,428)	$(15,477)	$16,843	$1,366
BPS	5,227	0	113	5,340	(2,509)	(24)	(1,033)	(3,566)	1,774	(1,830)	(56)
BRC	30,989	1,414	4,456	36,859	(11,406)	(1,596)	(27,241)	(40,243)	(3,384)	8,774	5,390
CBK	13,336	0	2,559	15,895	(6,724)	(39)	(1,281)	(8,044)	7,851	(5,304)	2,547
DUB	12,588	0	1,092	13,680	(13,564)	(107)	(4,697)	(18,368)	(4,688)	8,586	3,898
FBF	10,034	0	414	10,448	(10,927)	0	(258)	(11,185)	(737)	0	(737)
GLM	17,759	0	347	18,106	(2,500)	(631)	(2,565)	(5,696)	12,410	(9,450)	2,960
GST	0	0	116	116	0	0	(1,046)	(1,046)	(930)	570	(360)
HUS	10,946	0	4,653	15,599	(6,085)	(127)	(23,751)	(29,963)	(14,364)	15,114	750
JPM	36,756	0	6,086	42,842	(16,347)	(496)	(6,435)	(23,278)	19,564	(16,350)	3,214
MSC	13,426	0	0	13,426	(9,957)	0	0	(9,957)	3,469	(6,548)	(3,079)
MYC	0	0	6,904	6,904	0	0	(42,775)	(42,775)	(35,871)	23,230	(12,641)
RBC	0	0	0	0	(56)	0	0	(56)	(56)	0	(56)
RYL	2	0	0	2	(81)	0	0	(81)	(79)	0	(79)
SCX	3,467	0	0	3,467	(1,006)	0	0	(1,006)	2,461	(2,050)	411
SOG	1,036	0	0	1,036	(213)	0	(632)	(845)	191	(390)	(199)
UAG	20,728	875	91	21,694	(12,173)	(830)	(27,977)	(40,980)	(19,286)	19,838	552

Total Over the Counter	$180,967	$2,289	$28,109	$211,365	$(97,461)	$(4,864)	$(156,192)	$(258,517)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$328	$328

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$180,967	$0	$180,967
Purchased Options	0	0	0	2,289	0	2,289
Swap Agreements	0	2,707	0	12	25,390	28,109

	$0	$2,707	$0	$183,268	$25,390	$211,365

	$0	$2,707	$0	$183,268	$25,718	$211,693

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$44	$44

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$97,461	$0	$97,461
Written Options	0	0	0	4,864	0	4,864
Swap Agreements	0	16,934	0	0	139,258	156,192

	$0	$16,934	$0	$102,325	$139,258	$258,517

	$0	$16,934	$0	$102,325	$139,302	$258,561

56	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$527	$527
Futures	0	0	0	0	(2,404)	(2,404)
Swap Agreements	0	0	0	0	(466)	(466)

	$0	$0	$0	$0	$(2,343)	$(2,343)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(194,878)	$0	$(194,878)
Purchased Options	0	0	0	251	0	251
Written Options	0	0	0	5,617	5,197	10,814
Swap Agreements	0	10,691	0	0	(28,483)	(17,792)

	$0	$10,691	$0	$(189,010)	$(23,286)	$(201,605)

	$0	$10,691	$0	$(189,010)	$(25,629)	$(203,948)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(172)	$(172)
Futures	0	0	0	0	(1,353)	(1,353)
Swap Agreements	0	0	0	0	(1,295)	(1,295)

	$0	$0	$0	$0	$(2,820)	$(2,820)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$52,334	$0	$52,334
Purchased Options	0	0	0	(65)	0	(65)
Written Options	0	0	0	1,775	(1,808)	(33)
Swap Agreements	0	(21,225)	0	6	(146,017)	(167,236)

	$0	$(21,225)	$0	$54,050	$(147,825)	$(115,000)

	$0	$(21,225)	$0	$54,050	$(150,645)	$(117,820)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bermuda
Corporate Bonds & Notes	$0	$5,788	$0	$5,788
Brazil
Corporate Bonds & Notes	0	188,195	0	188,195
Sovereign Issues	0	845,391	0	845,391
Cayman Islands
Asset-Backed Securities	0	8,041	2,095	10,136
Corporate Bonds & Notes	0	5,731	0	5,731
Chile
Corporate Bonds & Notes	0	10,092	0	10,092
Sovereign Issues	0	7,629	0	7,629
China
Sovereign Issues	0	639	0	639
Colombia
Corporate Bonds & Notes	0	41,520	0	41,520
Sovereign Issues	0	521,544	0	521,544
Hong Kong
Corporate Bonds & Notes	0	14,304	0	14,304
Hungary
Sovereign Issues	0	27,146	0	27,146
India
Corporate Bonds & Notes	0	53,463	0	53,463
Indonesia
Sovereign Issues	0	703,878	0	703,878
Ireland
Corporate Bonds & Notes	0	199,460	0	199,460

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Kazakhstan
Corporate Bonds & Notes	$0	$29,651	$0	$29,651
Luxembourg
Corporate Bonds & Notes	0	487,026	0	487,026
Malaysia
Corporate Bonds & Notes	0	829	0	829
Sovereign Issues	0	489,206	0	489,206
Mexico
Common Stocks	0	0	1	1
Corporate Bonds & Notes	0	108,961	266	109,227
Sovereign Issues	0	371,138	0	371,138
Netherlands
Asset-Backed Securities	0	204	0	204
Corporate Bonds & Notes	0	8,075	0	8,075
Nigeria
Sovereign Issues	0	195,421	0	195,421
Panama
Sovereign Issues	0	9,787	0	9,787
Peru
Sovereign Issues	0	168,222	0	168,222
Philippines
Corporate Bonds & Notes	0	1,020	0	1,020
Sovereign Issues	0	59,366	0	59,366
Poland
Sovereign Issues	0	1,202,880	0	1,202,880
Qatar
Corporate Bonds & Notes	0	19,506	0	19,506
Sovereign Issues	0	12,706	0	12,706

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	57

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

March 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Romania
Sovereign Issues	$0	$62,320	$0	$62,320
Russia
Corporate Bonds & Notes	0	77,262	0	77,262
Sovereign Issues	0	326,905	0	326,905
South Africa
Corporate Bonds & Notes	0	2,127	0	2,127
Sovereign Issues	0	817,435	0	817,435
South Korea
Corporate Bonds & Notes	0	93,562	0	93,562
Sovereign Issues	0	7,558	0	7,558
Spain
Sovereign Issues	0	8,505	0	8,505
Sri Lanka
Sovereign Issues	0	4,483	0	4,483
Thailand
Sovereign Issues	0	190,366	0	190,366
Turkey
Sovereign Issues	0	560,235	0	560,235
United Arab Emirates
Sovereign Issues	0	1,102	0	1,102
United Kingdom
Corporate Bonds & Notes	0	3,146	0	3,146
United States
Asset-Backed Securities	0	11,570	0	11,570
Corporate Bonds & Notes	0	108,012	0	108,012
Mortgage-Backed Securities	0	4,868	0	4,868
U.S. Government Agencies	0	373	0	373
Virgin Islands (British)
Corporate Bonds & Notes	0	27,489	0	27,489
Short-Term Instruments
Commercial Paper	0	4,686	0	4,686
Repurchase Agreements	0	10,315	0	10,315
Short-Term Notes	0	2,617	0	2,617

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Japan Treasury Bills	$0	$37,880	$0	$37,880
Malaysia Treasury Bills	0	48,025	0	48,025
Mexico Treasury Bills	0	216,451	0	216,451
Thailand Treasury Bills	0	132,416	0	132,416
U.S. Treasury Bills	0	107,491	0	107,491
	$0	$8,664,018	$2,362	$8,666,380

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,160,015	$0	$0	$2,160,015

Total Investments	$2,160,015	$8,664,018	$2,362	$10,826,395

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,254)	$0	$(3,254)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	328	0	328
Over the counter	0	211,365	0	211,365
	$0	$211,693	$0	$211,693

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(44)	0	(44)
Over the counter	0	(258,517)	0	(258,517)
	$0	$(258,561)	$0	$(258,561)

Totals	$2,160,015	$8,613,896	$2,362	$10,776,273

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

58	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Fund

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.3%

AZERBAIJAN 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Azerbaijan International Bond
4.750% due 03/18/2024	$16,200	$16,346

Total Azerbaijan (Cost $15,885)		16,346

BARBADOS 0.0%

CORPORATE BONDS & NOTES 0.0%
Columbus International, Inc.
7.375% due 03/30/2021	$500	516

Total Barbados (Cost $500)		516

BERMUDA 0.4%

CORPORATE BONDS & NOTES 0.4%
Qtel International Finance Ltd.
4.500% due 01/31/2043 (g)	$7,700	6,956
4.750% due 02/16/2021	4,050	4,354
7.875% due 06/10/2019 (g)	4,500	5,614
7.875% due 06/10/2019	3,400	4,242

Total Bermuda (Cost $21,513)		21,166

BRAZIL 11.1%

CORPORATE BONDS & NOTES 9.3%
Banco Bradesco S.A.
2.336% due 05/16/2014	$3,200	3,201
Banco BTG Pactual S.A.
4.000% due 01/16/2020	3,300	3,102
Banco do Brasil S.A.
3.875% due 10/10/2022	49,750	46,392
6.000% due 01/22/2020	23,975	26,223
9.250% due 04/15/2023 (e)(g)	3,500	3,789
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019	5,410	5,322
Banco Santander Brasil S.A.
4.625% due 02/13/2017	38,500	40,714
Braskem Finance Ltd.
7.000% due 05/07/2020	6,528	7,115
Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028	11,000	10,698
Caixa Economica Federal
2.375% due 11/06/2017	11,350	10,981
3.500% due 11/07/2022	14,900	13,056
4.500% due 10/03/2018	9,900	10,098
Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021	21,235	21,023
6.875% due 07/30/2019	49,195	53,378
CSN Islands Corp.
6.875% due 09/21/2019	23,210	24,370
CSN Resources S.A.
6.500% due 07/21/2020	540	553
Petrobras Global Finance BV
5.625% due 05/20/2043	8,900	7,570
6.250% due 03/17/2024	14,000	14,461
Petrobras International Finance Co.
2.875% due 02/06/2015	6,840	6,946
5.375% due 01/27/2021	4,900	4,980
5.750% due 01/20/2020	35,746	37,503
5.875% due 03/01/2018	10,000	10,720
6.750% due 01/27/2041	3,000	2,922
6.875% due 01/20/2040	3,600	3,584
7.875% due 03/15/2019	133,860	153,386

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QGOG Constellation S.A.
6.250% due 11/09/2019		$17,900	$17,922
Samarco Mineracao S.A.
5.750% due 10/24/2023		8,900	8,978
Vale Overseas Ltd.
6.875% due 11/21/2036		700	749
8.250% due 01/17/2034		1,755	2,132

			551,868

SOVEREIGN ISSUES 1.8%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	20,000	29,178
5.750% due 09/26/2023		$12,400	12,989
6.369% due 06/16/2018		6,960	7,813
6.500% due 06/10/2019		3,580	4,063
Brazil Government International Bond
5.625% due 01/07/2041		3,550	3,614
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	96,431	37,730
10.000% due 01/01/2023		9,118	3,488
10.000% due 01/01/2025		9,900	3,683

			102,558

Total Brazil (Cost $657,610)			654,426

CANADA 0.1%

CORPORATE BONDS & NOTES 0.1%
Pacific Rubiales Energy Corp.
5.125% due 03/28/2023		$8,500	8,309

Total Canada (Cost $8,500)			8,309

CAYMAN ISLANDS 1.7%

CORPORATE BONDS & NOTES 1.7%
Baidu, Inc.
3.500% due 11/28/2022		$17,000	16,273
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		4,300	4,547
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		20,320	21,941
Interoceanica Finance Ltd.
0.000% due 11/30/2018		5,098	4,591
0.000% due 05/15/2030		7,400	3,314
Mongolian Mining Corp.
8.875% due 03/29/2017		11,300	7,557
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		37,232	38,815
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		2,208	2,050

Total Cayman Islands (Cost $102,127)			99,088

CHILE 1.6%

CORPORATE BONDS & NOTES 1.6%
AES Gener S.A.
5.250% due 08/15/2021		$1,000	1,050
Banco de Credito e Inversiones
3.000% due 09/13/2017		1,900	1,936
Banco del Estado de Chile
2.000% due 11/09/2017		3,700	3,687
3.875% due 02/08/2022		200	198
Banco Santander Chile
3.875% due 09/20/2022		20,210	19,704

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		$1,900	$1,962
7.250% due 07/29/2019		12,600	14,676
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042		14,100	12,056
7.500% due 01/15/2019		2,300	2,771
E.CL S.A.
5.625% due 01/15/2021		10,500	11,272
Empresa de Transporte de Pasajeros Metro S.A.
4.750% due 02/04/2024		4,800	4,998
ENTEL Chile S.A.
4.875% due 10/30/2024		19,400	19,609

			93,919

SOVEREIGN ISSUES 0.0%
Chile Government International Bond
3.625% due 10/30/2042		2,200	1,832

Total Chile (Cost $93,619)			95,751

CHINA 0.4%

CORPORATE BONDS & NOTES 0.4%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023		$13,000	13,254
Sinopec Group Overseas Development Ltd.
4.875% due 05/17/2042		10,510	10,351

Total China (Cost $23,502)			23,605

COLOMBIA 2.8%

CORPORATE BONDS & NOTES 2.2%
Bancolombia S.A.
5.950% due 06/03/2021		$1,250	1,341
Ecopetrol S.A.
5.875% due 09/18/2023		8,500	9,307
7.375% due 09/18/2043		15,700	17,957
7.625% due 07/23/2019		86,680	104,341

			132,946

SOVEREIGN ISSUES 0.6%
Colombia Government International Bond
6.125% due 01/18/2041		14,015	15,802
7.375% due 09/18/2037		10,275	13,229
8.125% due 05/21/2024		4,100	5,351
9.850% due 06/28/2027	COP	600,000	397
11.750% due 02/25/2020		$1,947	2,823

			37,602

Total Colombia (Cost $166,310)			170,548

COSTA RICA 0.4%

SOVEREIGN ISSUES 0.4%
Costa Rica Government International Bond
4.250% due 01/26/2023		$12,830	11,932
4.375% due 04/30/2025		4,000	3,610
5.625% due 04/30/2043		7,700	6,718

Total Costa Rica (Cost $24,458)			22,260

DOMINICAN REPUBLIC 0.2%

CORPORATE BONDS & NOTES 0.2%
Aeropuertos Dominicanos Siglo S.A.
9.250% due 11/13/2019		$9,350	7,994

Total Dominican Republic (Cost $9,350)			7,994

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	59

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EL SALVADOR 1.5%

SOVEREIGN ISSUES 1.5%
El Salvador Government International Bond
5.875% due 01/30/2025	$22,100	$20,884
7.375% due 12/01/2019	11,800	12,656
7.625% due 09/21/2034	3,070	3,270
7.625% due 02/01/2041	23,050	22,704
7.650% due 06/15/2035	18,630	18,630
7.750% due 01/24/2023	500	540
8.250% due 04/10/2032	7,210	7,715

Total El Salvador (Cost $95,584)		86,399

GABON 0.1%

SOVEREIGN ISSUES 0.1%
Gabonese Republic
6.375% due 12/12/2024	$8,204	8,716

Total Gabon (Cost $8,215)		8,716

GUATEMALA 0.5%

SOVEREIGN ISSUES 0.5%
Guatemala Government Bond
4.875% due 02/13/2028	$4,300	4,192
5.750% due 06/06/2022	24,100	26,269

Total Guatemala (Cost $29,249)		30,461

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	$8,635	8,959

Total Guernsey, Channel Islands (Cost $8,635)		8,959

HONG KONG 0.4%

CORPORATE BONDS & NOTES 0.4%
CNOOC Finance Ltd.
3.000% due 05/09/2023	$16,600	15,050
3.875% due 05/02/2022	4,460	4,392
Nexen Energy ULC
6.400% due 05/15/2037	1,130	1,304
7.500% due 07/30/2039	3,370	4,396

Total Hong Kong (Cost $26,525)		25,142

HUNGARY 0.4%

SOVEREIGN ISSUES 0.4%
Hungary Government International Bond
5.375% due 03/25/2024	$23,000	23,104

Total Hungary (Cost $22,693)		23,104

INDIA 0.2%

CORPORATE BONDS & NOTES 0.2%
Export-Import Bank of India
4.000% due 08/07/2017	$4,900	5,121
Indian Railway Finance Corp. Ltd.
4.406% due 03/30/2016	200	209
ONGC Videsh Ltd.
3.750% due 05/07/2023	5,400	4,868

Total India (Cost $10,029)		10,198

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDONESIA 7.2%

CORPORATE BONDS & NOTES 2.9%
Lembaga Pembiayaan Ekspor Indonesia
3.750% due 04/26/2017		$6,000	$6,187
Majapahit Holding BV
7.250% due 06/28/2017		6,145	6,952
7.750% due 10/17/2016		29,080	32,853
7.750% due 01/20/2020		47,507	54,752
7.875% due 06/29/2037		2,250	2,503
8.000% due 08/07/2019		7,150	8,357
Pertamina Persero PT
4.300% due 05/20/2023		21,900	19,847
6.000% due 05/03/2042		31,458	27,919
Perusahaan Listrik Negara PT
5.500% due 11/22/2021		11,810	11,987

			171,357

SOVEREIGN ISSUES 4.3%
Indonesia Government International Bond
4.625% due 04/15/2043		28,400	23,927
5.375% due 10/17/2023 (g)		8,700	9,070
5.875% due 03/13/2020		8,190	8,989
6.625% due 02/17/2037		6,360	6,789
6.750% due 01/15/2044		37,200	40,781
6.875% due 03/09/2017		44,430	50,150
6.875% due 01/17/2018		45,100	51,470
7.750% due 01/17/2038		7,225	8,652
8.500% due 10/12/2035		2,400	3,078
11.625% due 03/04/2019		37,300	50,868

			253,774

Total Indonesia (Cost $425,832)			425,131

IRELAND 6.3%

CORPORATE BONDS & NOTES 6.3%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$35,575	41,712
Metalloinvest Finance Ltd.
5.625% due 04/17/2020		16,100	15,214
MMC Norilsk Nickel OJSC via MMC Finance Ltd.
5.550% due 10/28/2020		16,600	16,392
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022		30,650	27,240
4.422% due 12/13/2022 (g)		3,250	2,888
5.326% due 02/03/2016		1,000	1,035
6.604% due 02/03/2021		24,200	25,380
OJSC Novolipetsk Steel via Steel Funding Ltd.
4.450% due 02/19/2018		25,800	25,413
Phosagro OAO via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018		2,800	2,681
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017		63,760	66,629
7.487% due 03/25/2031	GBP	1,000	1,733
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016		$4,300	4,440
7.748% due 02/02/2021		21,800	22,536
9.125% due 04/30/2018		2,500	2,763
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		12,400	12,725
5.450% due 11/22/2017		12,200	12,489
5.942% due 11/21/2023		400	381
6.025% due 07/05/2022		49,915	48,982
6.800% due 11/22/2025		11,500	11,500
6.902% due 07/09/2020		30,460	32,096

Total Ireland (Cost $377,700)			374,229

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL 0.3%

CORPORATE BONDS & NOTES 0.3%
Israel Electric Corp. Ltd.
7.250% due 01/15/2019 (g)	$10,700	$11,998
7.250% due 01/15/2019	3,500	3,924
9.375% due 01/28/2020	2,750	3,393

		19,315

SOVEREIGN ISSUES 0.0%
Israel Government International Bond
4.500% due 01/30/2043	800	745

Total Israel (Cost $19,914)		20,060

KAZAKHSTAN 3.3%

CORPORATE BONDS & NOTES 3.3%
Intergas Finance BV
6.375% due 05/14/2017	$8,575	9,175
KazMunayGas National Co. JSC
4.400% due 04/30/2023	3,600	3,402
5.750% due 04/30/2043	19,700	17,804
6.375% due 04/09/2021	31,080	34,032
7.000% due 05/05/2020	46,500	52,662
9.125% due 07/02/2018	21,550	25,941
11.750% due 01/23/2015	17,925	19,269
Samruk-Energy JSC
3.750% due 12/20/2017	33,310	32,602

Total Kazakhstan (Cost $191,628)		194,887

LITHUANIA 0.0%

SOVEREIGN ISSUES 0.0%
Lithuania Government International Bond
6.125% due 03/09/2021	$2,500	2,869

Total Lithuania (Cost $2,868)		2,869

LUXEMBOURG 8.8%

CORPORATE BONDS & NOTES 8.8%
Evraz Group S.A.
9.500% due 04/24/2018	$500	510
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	9,100	8,122
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020	6,520	6,145
5.092% due 11/29/2015	21,700	22,525
5.999% due 01/23/2021	1,160	1,188
6.212% due 11/22/2016	19,160	20,406
6.510% due 03/07/2022	38,913	40,275
7.288% due 08/16/2037	2,900	3,001
8.125% due 07/31/2014	9,000	9,180
8.146% due 04/11/2018 (g)	900	1,022
8.146% due 04/11/2018	13,700	15,549
8.625% due 04/28/2034	8,800	10,076
9.250% due 04/23/2019	79,000	93,615
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017	35,950	35,860
6.299% due 05/15/2017	8,450	8,713
7.750% due 05/29/2018	17,250	18,500
9.000% due 06/11/2014	40,950	41,462
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017	14,100	14,608
5.400% due 03/24/2017	27,300	28,426
5.499% due 07/07/2015	38,380	39,915
5.717% due 06/16/2021	18,300	18,563
6.125% due 02/07/2022	38,650	39,906

60	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Severstal OAO Via Steel Capital S.A.
4.450% due 03/19/2018		$5,730	$5,615
5.900% due 10/17/2022 (g)		6,410	6,089
6.700% due 10/25/2017		23,250	24,180
Vimpel Communications OJSC Via UBS Luxembourg S.A.
8.250% due 05/23/2016		800	842
VTB Bank OJSC Via VTB Capital S.A.
6.000% due 04/12/2017		4,090	4,223
6.875% due 05/29/2018		2,100	2,236

Total Luxembourg (Cost $525,784)			520,752

MALAYSIA 0.4%

CORPORATE BONDS & NOTES 0.4%
Axiata SPV Labuan Ltd.
5.375% due 04/28/2020		$2,400	2,629
Petroliam Nasional Bhd.
7.625% due 10/15/2026		14,270	18,944
Petronas Capital Ltd.
7.875% due 05/22/2022		200	262

Total Malaysia (Cost $19,516)			21,835

		SHARES
MEXICO 10.9%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (b)		93,349	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 9.1%
America Movil S.A.B. de C.V.	MXN
6.450% due 12/05/2022		$94,000	6,742
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander
4.125% due 11/09/2022		$6,620	6,512
BBVA Bancomer S.A.
4.500% due 03/10/2016		20,000	21,250
6.500% due 03/10/2021		28,650	31,121
6.750% due 09/30/2022		16,650	18,273
Comision Federal de Electricidad
4.875% due 05/26/2021		9,700	10,161
4.875% due 01/15/2024		17,400	17,705
5.750% due 02/14/2042		11,100	10,878
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014 ^		14,600	2,007
9.250% due 06/30/2020 ^		900	124
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015 ^		2,200	256
9.500% due 12/11/2019 ^		100	12
Petroleos Mexicanos
3.500% due 01/30/2023		1,200	1,132
4.875% due 03/15/2015		3,554	3,696
4.875% due 01/24/2022		76,355	79,982
5.500% due 01/21/2021		16,150	17,725
5.500% due 06/27/2044		56,730	55,028
6.000% due 03/05/2020		20,760	23,485
6.375% due 01/23/2045		9,400	10,164
6.500% due 06/02/2041		140,870	154,957
8.000% due 05/03/2019		55,940	68,526
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	10,000	821
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		$4,900	563

			541,120

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.8%
Mexico Government International Bond
5.000% due 06/15/2017	MXN	15,000	$1,173
5.550% due 01/21/2045		$7,320	7,796
5.750% due 10/12/2110		40,600	40,092
6.050% due 01/11/2040		47,100	53,812
6.750% due 09/27/2034		2,500	3,062
7.750% due 05/29/2031	MXN	8,200	687

			106,622

Total Mexico (Cost $662,341)			647,742

MONGOLIA 0.4%

SOVEREIGN ISSUES 0.4%
Development Bank of Mongolia LLC
5.750% due 03/21/2017		$5,900	5,546
Mongolia Government International Bond
4.125% due 01/05/2018		11,800	10,738
5.125% due 12/05/2022		10,630	8,650

Total Mongolia (Cost $28,219)			24,934

MOROCCO 0.6%

SOVEREIGN ISSUES 0.6%
Morocco Government International Bond
4.250% due 12/11/2022		$24,900	24,277
4.500% due 10/05/2020	EUR	600	872
5.500% due 12/11/2042		$11,000	10,258

Total Morocco (Cost $37,215)			35,407

NETHERLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		$8,700	9,526
6.950% due 07/10/2042		8,510	8,701
SABIC Capital BV
3.000% due 11/02/2015		700	723
Waha Aerospace BV
3.925% due 07/28/2020		910	966

Total Netherlands (Cost $20,600)			19,916

PANAMA 1.2%

CORPORATE BONDS & NOTES 0.2%
AES Panama S.A.
6.350% due 12/21/2016		$9,030	9,572
ENA Norte Trust
4.950% due 04/25/2028		1,780	1,790

			11,362

SOVEREIGN ISSUES 1.0%
Panama Government International Bond
4.300% due 04/29/2053		13,800	11,368
6.700% due 01/26/2036		3,550	4,189
7.125% due 01/29/2026		19,242	23,908
8.125% due 04/28/2034		2,860	3,661
8.875% due 09/30/2027		7,835	10,891
9.375% due 01/16/2023		900	1,199
9.375% due 04/01/2029		1,572	2,237

			57,453

Total Panama (Cost $70,024)			68,815

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PERU 1.0%

CORPORATE BONDS & NOTES 0.3%
Banco de Credito del Peru
4.250% due 04/01/2023	$1,000	$964
BBVA Banco Continental S.A.
3.250% due 04/08/2018	6,900	6,952
Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022	9,000	9,135

		17,051

SOVEREIGN ISSUES 0.7%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023	7,700	7,123
Peru Government International Bond
8.375% due 05/03/2016	975	1,119
8.750% due 11/21/2033	21,100	30,911

		39,153

Total Peru (Cost $56,467)		56,204

PHILIPPINES 0.7%

CORPORATE BONDS & NOTES 0.5%
Energy Development Corp.
6.500% due 01/20/2021	$940	986
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024	20,750	26,172

		27,158

SOVEREIGN ISSUES 0.2%
Philippines Government International Bond
4.200% due 01/21/2024	2,580	2,670
7.750% due 01/14/2031	3,770	5,170
10.625% due 03/16/2025	2,500	3,903

		11,743

Total Philippines (Cost $38,896)		38,901

POLAND 0.1%

SOVEREIGN ISSUES 0.1%
Poland Government International Bond
5.000% due 03/23/2022	$300	328
5.125% due 04/21/2021	600	664
6.375% due 07/15/2019	2,200	2,587

Total Poland (Cost $3,353)		3,579

QATAR 0.7%

CORPORATE BONDS & NOTES 0.6%
Nakilat, Inc.
6.067% due 12/31/2033	$1,400	1,478
Qatari Diar Finance Co.
5.000% due 07/21/2020	970	1,082
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	12,539	13,550
5.832% due 09/30/2016	45	48
5.838% due 09/30/2027	895	971
6.332% due 09/30/2027 (g)	3,250	3,641
6.750% due 09/30/2019	12,900	15,400

		36,170

SOVEREIGN ISSUES 0.1%
Qatar Government International Bond
9.750% due 06/15/2030	2,300	3,577

Total Qatar (Cost $37,338)		39,747

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	61

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RUSSIA 5.0%

CORPORATE BONDS & NOTES 1.1%
ALROSA Finance S.A.
7.750% due 11/03/2020		$8,800	$9,372
8.875% due 11/17/2014		4,000	4,135
SCF Capital Ltd.
5.375% due 10/27/2017		37,100	35,059
Sibur Securities Ltd.
3.914% due 01/31/2018		16,600	15,313
VimpelCom Holdings BV
5.200% due 02/13/2019		100	96

			63,975

SOVEREIGN ISSUES 3.9%
Russia Government International Bond
5.625% due 04/04/2042		4,000	3,910
5.875% due 09/16/2043		5,200	5,161
7.500% due 03/31/2030		178,546	203,453
12.750% due 06/24/2028		13,975	22,884

			235,408

Total Russia (Cost $295,136)			299,383

SENEGAL 0.3%

SOVEREIGN ISSUES 0.3%
Senegal Government International Bond
8.750% due 05/13/2021		$15,400	17,575

Total Senegal (Cost $18,010)			17,575

SERBIA 0.1%

SOVEREIGN ISSUES 0.1%
Republic of Serbia
5.250% due 11/21/2017		$1,900	1,981
5.875% due 12/03/2018		2,400	2,550
7.250% due 09/28/2021		3,400	3,821

Total Serbia (Cost $8,086)			8,352

SINGAPORE 0.0%

CORPORATE BONDS & NOTES 0.0%
Singapore Telecommunications Ltd.
7.375% due 12/01/2031		$400	540
STATS ChipPAC Ltd.
5.375% due 03/31/2016		200	206

Total Singapore (Cost $740)			746

SLOVENIA 1.8%

SOVEREIGN ISSUES 1.8%
Slovenia Government International Bond
4.125% due 02/18/2019		$11,000	11,401
4.125% due 01/26/2020	EUR	1,500	2,233
4.375% due 02/06/2019		13,100	19,853
4.750% due 05/10/2018		$19,600	21,021
5.250% due 02/18/2024		52,000	54,071

Total Slovenia (Cost $102,411)			108,579

SOUTH AFRICA 1.1%

CORPORATE BONDS & NOTES 0.7%
AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022		$3,250	3,036
5.375% due 04/15/2020		6,200	6,215
6.500% due 04/15/2040		1,300	1,135

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		$3,300	$3,391
6.750% due 08/06/2023		6,300	6,617
Transnet SOC Ltd.
4.000% due 07/26/2022		24,600	22,743

			43,137

SOVEREIGN ISSUES 0.4%
South Africa Government International Bond
4.665% due 01/17/2024		500	498
6.875% due 05/27/2019		22,200	25,696

			26,194

Total South Africa (Cost $70,365)			69,331

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%
Korea Hydro & Nuclear Power Co. Ltd.
2.875% due 10/02/2018		$3,600	3,665

Total South Korea (Cost $3,581)			3,665

SPAIN 0.1%

CORPORATE BONDS & NOTES 0.0%
Santander Issuances S.A.U.
1.701% due 10/24/2017	EUR	300	408
4.500% due 09/30/2019		100	137
7.300% due 07/27/2019	GBP	500	857

			1,402

SOVEREIGN ISSUES 0.1%
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	200	299
Autonomous Community of Valencia
2.634% due 09/03/2017		250	341
Xunta de Galicia
5.763% due 04/03/2017		275	429
6.131% due 04/03/2018		1,200	1,917

			2,986

Total Spain (Cost $3,846)			4,388

SRI LANKA 0.2%

SOVEREIGN ISSUES 0.2%
Sri Lanka Government International Bond
6.250% due 10/04/2020		$11,900	12,584

Total Sri Lanka (Cost $12,144)			12,584

THAILAND 0.2%

CORPORATE BONDS & NOTES 0.2%
Thai Oil PCL
3.625% due 01/23/2023 (g)		$8,610	8,043
4.875% due 01/23/2043		5,850	5,077

Total Thailand (Cost $14,231)			13,120

TRINIDAD AND TOBAGO 0.4%

CORPORATE BONDS & NOTES 0.4%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$9,414	10,155
9.750% due 08/14/2019		10,655	13,372

Total Trinidad and Tobago (Cost $21,419)			23,527

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TUNISIA 0.2%

SOVEREIGN ISSUES 0.2%
Banque Centrale de Tunisie S.A.
3.280% due 08/09/2027	JPY	100,000	$692
4.500% due 06/22/2020	EUR	7,100	9,782
8.250% due 09/19/2027		$1,680	1,831

Total Tunisia (Cost $11,160)			12,305

TURKEY 3.6%

CORPORATE BONDS & NOTES 0.5%
Arcelik A/S
5.000% due 04/03/2023		$6,990	6,151
Export Credit Bank of Turkey
5.875% due 04/24/2019		16,000	16,663
Turkiye Garanti Bankasi A/S
2.737% due 04/20/2016		7,100	6,958

			29,772

SOVEREIGN ISSUES 3.1%
Turkey Government International Bond
6.000% due 01/14/2041		36,480	35,978
6.250% due 09/26/2022		1,400	1,508
6.750% due 05/30/2040		35,100	37,653
6.875% due 03/17/2036		9,500	10,334
7.000% due 09/26/2016		5,200	5,719
7.000% due 06/05/2020		33,000	37,178
7.250% due 03/05/2038		1,000	1,135
7.500% due 07/14/2017		9,000	10,151
7.500% due 11/07/2019		33,465	38,418
8.000% due 02/14/2034		3,400	4,131

			182,205

Total Turkey (Cost $220,041)			211,977

UKRAINE 2.3%

SOVEREIGN ISSUES 2.3%
Ukraine Government International Bond
6.250% due 06/17/2016		$1,100	1,051
6.580% due 11/21/2016		3,400	3,230
6.875% due 09/23/2015		900	864
7.500% due 04/17/2023		16,700	15,614
7.750% due 09/23/2020		11,800	11,151
7.800% due 11/28/2022		36,700	34,269
7.950% due 02/23/2021		10,500	9,975
9.250% due 07/24/2017		58,500	57,915

Total Ukraine (Cost $129,740)			134,069

UNITED ARAB EMIRATES 0.2%

CORPORATE BONDS & NOTES 0.2%
DP World Ltd.
6.850% due 07/02/2037		$8,550	9,290

Total United Arab Emirates (Cost $7,240)			9,290

UNITED STATES 1.9%

ASSET-BACKED SECURITIES 0.0%
Morgan Stanley Mortgage Loan Trust
0.514% due 04/25/2037		$463	262
5.726% due 10/25/2036 ^		368	226
6.000% due 07/25/2047 ^		194	159

			647

62	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.6%
Cemex Finance LLC
5.250% due 04/01/2021 (a)	EUR	700	$982
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		$6,000	6,124
Gerdau Holdings, Inc.
7.000% due 01/20/2020		16,100	17,952
Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	1,000	1,626
5.750% due 03/01/2018		$36,500	40,652
6.625% due 06/15/2035		21,175	23,610
6.625% due 06/15/2038		200	219
Southern Copper Corp.
5.250% due 11/08/2042		2,200	1,895

			93,060

MORTGAGE-BACKED SECURITIES 0.3%
Adjustable Rate Mortgage Trust
2.728% due 11/25/2035 ^		421	361
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051		2,220	2,421
Banc of America Funding Corp.
2.745% due 11/20/2035 ^		294	261
5.888% due 04/25/2037 ^		453	385
Bear Stearns Adjustable Rate Mortgage Trust
2.430% due 02/25/2036 ^		272	195
2.528% due 01/25/2035		44	43
Chase Mortgage Finance Trust
2.549% due 03/25/2037		317	294
Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035		730	734
2.658% due 07/25/2046 ^		255	206
2.674% due 03/25/2034		66	66
Countrywide Alternative Loan Trust
0.324% due 01/25/2037 ^		290	240
5.750% due 03/25/2037 ^		330	278
6.250% due 11/25/2036 ^		210	185
Countrywide Home Loan Mortgage Pass-Through Trust
2.521% due 04/20/2036 ^		206	167
2.566% due 03/25/2037 ^		209	146
2.665% due 02/25/2047 ^		239	195
2.672% due 09/25/2047 ^		145	123
Credit Suisse First Boston Mortgage Securities Corp.
2.256% due 06/25/2033		712	707
CSAB Mortgage-Backed Trust
5.720% due 09/25/2036		388	296
6.172% due 06/25/2036 ^		627	415
CSMC Mortgage-Backed Trust
5.863% due 02/25/2037 ^		394	214
Deutsche ALT-A Securities, Inc.
5.000% due 10/25/2018		151	156
5.028% due 10/25/2035		261	229
5.500% due 12/25/2035 ^		483	415
Deutsche ALT-B Securities, Inc.
5.869% due 10/25/2036 ^		300	233
5.886% due 10/25/2036 ^		300	233
6.250% due 07/25/2036 ^		402	295
HarborView Mortgage Loan Trust
4.897% due 08/19/2036 ^		89	82
HomeBanc Mortgage Trust
2.444% due 04/25/2037 ^		570	333
IndyMac Mortgage Loan Trust
0.454% due 06/25/2037 ^		221	109
4.532% due 06/25/2036		376	361
4.800% due 10/25/2035		290	253
5.150% due 08/25/2036		428	422

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
2.517% due 08/25/2035		$547	$551
3.115% due 04/25/2035		118	121
5.081% due 11/25/2035		248	240
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		630	692
Luminent Mortgage Trust
0.334% due 12/25/2036		195	143
MASTR Alternative Loan Trust
0.554% due 03/25/2036		177	50
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036		3,100	2,834
Merrill Lynch Mortgage-Backed Securities Trust
2.765% due 04/25/2037 ^		283	239
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		600	671
Morgan Stanley Capital Trust
5.908% due 06/11/2049		394	440
Morgan Stanley Mortgage Loan Trust
2.185% due 06/25/2036		90	85
Nomura Asset Acceptance Corp.
5.820% due 03/25/2047		296	303
Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036		72	58
Residential Asset Securitization Trust
0.554% due 01/25/2046 ^		392	217
Sequoia Mortgage Trust
2.408% due 01/20/2047 ^		144	125
Structured Adjustable Rate Mortgage Loan Trust
1.832% due 10/25/2037 ^		206	131
2.548% due 11/25/2035 ^		270	211
2.693% due 09/25/2036 ^		486	310
5.034% due 05/25/2036		1,200	1,118
TBW Mortgage-Backed Trust
5.970% due 09/25/2036		568	129
WaMu Mortgage Pass-Through Certificates
1.862% due 01/25/2037 ^		289	255
2.051% due 12/25/2036 ^		199	173
2.081% due 04/25/2037		192	166
2.324% due 12/25/2036 ^		632	564
2.355% due 09/25/2036 ^		336	300
2.408% due 03/25/2034		201	203
4.427% due 05/25/2037 ^		453	378

			21,760

U.S. GOVERNMENT AGENCIES 0.0%
Federal Home Loan Bank
4.125% due 12/13/2019		100	111
Israel Government AID Bond
5.500% due 04/26/2024		100	119

			230

Total United States (Cost $106,314)			115,697

URUGUAY 0.8%

SOVEREIGN ISSUES 0.8%
Uruguay Government International Bond
4.500% due 08/14/2024		$29,618	30,433
5.000% due 09/14/2018 (d)	UYU	90,223	4,190
6.875% due 09/28/2025		$2,401	2,836
7.875% due 01/15/2033		6,350	8,350

Total Uruguay (Cost $45,090)			45,809

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VENEZUELA 8.0%

CORPORATE BONDS & NOTES 3.3%
Petroleos de Venezuela S.A.
5.250% due 04/12/2017		$103,101	$77,584
5.375% due 04/12/2027		122,665	65,626
5.500% due 04/12/2037		38,015	19,863
8.500% due 11/02/2017		37,361	31,383
9.750% due 05/17/2035		3,350	2,378

			196,834

SOVEREIGN ISSUES 4.7%
Venezuela Government International Bond
6.000% due 12/09/2020		7,780	5,310
7.000% due 12/01/2018		5,000	3,862
7.000% due 03/31/2038		44,140	27,146
7.650% due 04/21/2025		53,908	36,388
7.750% due 10/13/2019		68,870	52,686
8.250% due 10/13/2024		87,089	60,962
9.000% due 05/07/2023		19,052	14,241
9.250% due 05/07/2028		61,205	44,986
9.375% due 01/13/2034		43,907	32,425

			278,006

Total Venezuela (Cost $531,233)			474,840

VIETNAM 0.2%

SOVEREIGN ISSUES 0.2%
Vietnam Government International Bond
4.000% due 03/12/2028		$4,750	4,298
6.875% due 01/15/2016		9,100	9,828

Total Vietnam (Cost $13,718)			14,126

VIRGIN ISLANDS (BRITISH) 2.5%

CORPORATE BONDS & NOTES 2.5%
Gerdau Trade, Inc.
5.750% due 01/30/2021		$8,400	8,652
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		14,800	12,876
GTL Trade Finance, Inc.
7.250% due 10/20/2017		5,500	6,236
Rosneft Finance S.A.
6.250% due 02/02/2015		3,850	3,966
6.625% due 03/20/2017		51,700	55,642
7.250% due 02/02/2020		9,750	10,749
7.500% due 07/18/2016		21,335	23,202
7.875% due 03/13/2018		22,100	24,807

Total Virgin Islands (British) (Cost $143,768)			146,130

ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%
Zambia Government International Bond
5.375% due 09/20/2022		$12,600	10,820

Total Zambia (Cost $12,422)			10,820

SHORT-TERM INSTRUMENTS 1.7%

REPURCHASE AGREEMENTS (f) 0.2%
			13,248

MEXICO TREASURY BILLS 0.2%
3.534% due 06/12/2014 -08/21/2014 (c)	MXN	137,214	10,428

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	63

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.3%
0.074% due 04/17/2014 -03/05/2015 (c)(i)(k)	$77,628	$77,611

Total Short-Term Instruments (Cost $101,287)		101,287

Total Investments in Securities (Cost $5,713,981)		5,645,596

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.4%

SHORT-TERM INSTRUMENTS 4.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.4%
PIMCO Short-Term Floating NAV Portfolio	25,989,264	$260,022
PIMCO Short-Term Floating NAV Portfolio III	2,275	23

Total Short-Term Instruments (Cost $260,036)		260,045

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $260,036)	$260,045

Total Investments 99.7% (Cost $5,974,017)	$5,905,641

Financial Derivative Instruments (h)(j) (1.1%) (Cost or Premiums, net $(29,755))	(65,070)

Other Assets and Liabilities, net 1.4%	81,342

Net Assets 100.0%	$5,921,913

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$13,248	Fannie Mae 2.260% due 10/17/2022	$(13,518)	$13,248	$13,248

Total Repurchase Agreements						$(13,518)	$13,248	$13,248

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(1.250%)	02/28/2014	02/27/2016	$(457)	$(456)
	(1.000%)	08/14/2013	08/13/2015	(2,308)	(2,293)
	(0.150%)	01/09/2014	01/07/2016	(3,470)	(3,470)
FOB	(1.000%)	12/18/2013	12/17/2015	(8,831)	(8,805)
	(0.750%)	01/09/2014	01/08/2016	(3,706)	(3,700)
	(0.250%)	01/09/2014	01/08/2016	(6,354)	(6,350)
	0.000%	01/09/2014	01/08/2016	(3,037)	(3,037)
	0.000%	03/28/2014	03/26/2016	(3,010)	(3,010)
MYI	(0.750%)	02/20/2014	02/18/2016	(818)	(817)

Total Reverse Repurchase Agreements					$(31,938)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $20,132 at a weighted average interest rate of (0.562%).

64	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(g)	Securities with an aggregate market value of $32,031 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(6,219)	$0	$0	$(6,219)	$6,263	$44
FOB	0	(24,902)	0	0	(24,902)	24,436	(466)
MYI	0	(817)	0	0	(817)	811	(6)
SSB	13,248	0	0	0	13,248	(13,518)	(270)

Total Borrowings and Other Financing Transactions	$13,248	$(31,938)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	Long	06/2014	315	$(168)	$0	$(20)

Total Futures Contracts				$(168)	$0	$(20)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.EM-21 5-Year Index	5.000%	06/20/2019	$146,100	$13,955	$1,826	$295	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/19/2023	$78,100	$4,500	$3,047	$82	$0

Total Swap Agreements					$18,455	$4,873	$377	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	65

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(i)	Securities with an aggregate market value of $5,406 and cash of $22,585 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$377	$377	$0	$(20)	$0	$(20)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		BRL	3,005	$		1,323	$0	$(1)
	04/2014		EUR	80,434			110,395	0	(414)
	04/2014	$		1,328		BRL	3,005	0	(3)
	05/2014		JPY	133,967	$		1,309	11	0

BPS	05/2014	$		27,957		MXN	374,627	645	0
	06/2014		MXN	2,995	$		223	0	(5)
	08/2014			10,586			783	0	(19)

BRC	04/2014		BRL	3,012			1,331	3	0
	04/2014		KRW	16,083,415			14,865	0	(249)
	04/2014		RUB	39,132			1,079	0	(32)
	04/2014	$		1,333		BRL	3,012	0	(5)
	04/2014			19,732		EUR	14,142	0	(250)
	05/2014		BRL	3,012	$		1,322	6	0
	05/2014		JPY	366,043			3,577	30	0
	05/2014	$		11,896		EUR	8,670	48	0
	05/2014			1,072		RUB	39,132	30	0
	06/2014			2,433		GBP	1,468	14	0
	07/2014			14,799		KRW	16,083,415	255	0

CBK	04/2014		ZAR	8,091	$		748	0	(19)
	05/2014		JPY	2,820,767			27,653	318	0
	05/2014	$		1,769		MXN	23,644	36	0
	06/2014		MXN	40,923	$		3,106	0	(11)

DUB	04/2014		EUR	187			258	0	0
	04/2014	$		8,349		EUR	6,024	0	(51)
	05/2014		JPY	114,440	$		1,117	8	0

FBF	04/2014		EUR	2,953			4,060	0	(8)
	05/2014	$		1,476		MXN	19,792	35	0

GLM	05/2014		JPY	123,836	$		1,210	10	0
	06/2014		GBP	3,053			5,115	28	0
	06/2014		MXN	34,925			2,662	1	0

HUS	04/2014	$		7,725		EUR	5,633	35	0

JPM	04/2014		CNY	14,421	$		2,349	20	0
	04/2014	$		1,171		RUB	39,132	0	(60)
	05/2014		JPY	288,586	$		2,818	21	0
	06/2014		MXN	34,925			2,661	1	0
	08/2014		BRL	8,627			3,670	0	(8)

MSC	05/2014		TRY	260			114	0	(7)
	08/2014		MXN	10,586			784	0	(19)

RYL	04/2014	$		79,596		EUR	57,774	0	(3)
	05/2014		EUR	57,774	$		79,592	4	0

SCX	04/2014	$		2,599		IDR	31,518,519	190	0

UAG	04/2014		BRL	31,625	$		13,333	0	(605)
	04/2014		IDR	31,518,519			2,514	0	(275)
	04/2014	$		12,984		BRL	31,625	954	0
	04/2014			15,181		KRW	16,083,415	0	(67)
	04/2014			2,795		ZAR	31,036	147	0

66	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2014		JPY	253,075	$		2,470	$18	$0
	05/2014	$		13,231		BRL	31,625	588	0

Total Forward Foreign Currency Contracts								$3,456	$(2,111)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BRC	Call - OTC USD versus JPY	JPY	105.000	11/20/2014	$	33,260	$798	$730

Total Purchased Options							$798	$730

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.525	05/30/2014	$	32,800	$(352)	$(59)

BRC	Put - OTC USD versus JPY	JPY	95.000	11/20/2014		33,260	(812)	(250)

CBK	Put - OTC USD versus JPY		99.700	05/20/2014		8,000	(53)	(22)

GLM	Put - OTC USD versus JPY		100.600	05/20/2014		6,500	(44)	(27)

JPM	Put - OTC USD versus JPY		91.000	02/18/2016		12,355	(315)	(266)

							$(1,576)	$(624)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$9,100	$(117)	$(8)

Total Written Options						$(1,693)	$(632)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at 03/31/2013	584	$890,450	$(3,484)
Sales	556	1,850,025	(10,414)
Closing Buys	0	(383,800)	2,010
Expirations	(570)	(2,221,650)	9,780
Exercised	(570)	(33,010)	415

Balance at 03/31/2014	0	$102,015	$(1,693)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2015	0.607%	$ 27,800	$(11)	$210	$199	$0
	Brazil Government International Bond	1.000%	12/20/2018	1.558%	29,800	(1,075)	335	0	(740)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%	13,500	(618)	224	0	(394)
	Brazil Government International Bond	1.000%	06/20/2021	2.016%	300	(13)	(7)	0	(20)
	Brazil Government International Bond	1.000%	09/20/2021	2.042%	28,000	(1,487)	(423)	0	(1,910)
	Colombia Government International Bond	1.000%	12/20/2018	0.992%	27,200	(271)	290	19	0
	Colombia Government International Bond	1.000%	06/20/2019	1.084%	7,600	(45)	16	0	(29)
	Export-Import Bank of China	1.000%	09/20/2016	0.662%	3,800	(108)	141	33	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	12/20/2016	2.316%	11,300	(187)	(201)	0	(388)
	Panama Government International Bond	1.000%	03/20/2019	0.915%	7,500	(42)	75	33	0
	Peru Government International Bond	1.000%	03/20/2019	1.074%	10,000	(151)	119	0	(32)
	Qatar Government International Bond	1.000%	03/20/2016	0.197%	5,500	0	89	89	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	67

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Russia Government International Bond	1.000%	12/20/2018	2.063%	$20,000	$(622)	$(309)	$0	$(931)
	Russia Government International Bond	1.000%	03/20/2019	2.107%	800	(67)	26	0	(41)
	South Africa Government International Bond	1.000%	09/20/2014	0.476%	13,400	(7)	46	39	0
	South Africa Government International Bond	1.000%	12/20/2018	1.781%	18,800	(728)	78	0	(650)
	South Africa Government International Bond	1.000%	06/20/2019	1.905%	2,900	(141)	14	0	(127)
	Ukraine Government International Bond	5.000%	03/20/2015	14.011%	2,700	(262)	49	0	(213)

BRC	Brazil Government International Bond	1.000%	03/20/2018	1.333%	5,700	(80)	8	0	(72)
	Brazil Government International Bond	1.000%	06/20/2018	1.391%	15,000	(286)	52	0	(234)
	Brazil Government International Bond	1.000%	09/20/2021	2.042%	28,000	(1,069)	(842)	0	(1,911)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	12/20/2016	2.316%	10,400	(169)	(188)	0	(357)
	Indonesia Government International Bond	1.000%	03/20/2024	2.480%	4,100	(566)	94	0	(472)
	Mexico Government International Bond	1.000%	09/20/2021	1.197%	10,748	(635)	494	0	(141)
	Peru Government International Bond	1.000%	09/20/2015	0.402%	5,000	(56)	102	46	0
	Philippines Government International Bond	1.000%	12/20/2018	0.926%	151,400	508	50	558	0
	Russia Government International Bond	1.000%	12/20/2018	2.063%	10,000	(325)	(140)	0	(465)
	South Africa Government International Bond	1.000%	03/20/2019	1.846%	17,800	(1,068)	371	0	(697)
	South Africa Government International Bond	1.000%	06/20/2019	1.905%	1,100	(54)	6	0	(48)
	Ukraine Government International Bond	5.000%	12/20/2014	15.050%	2,000	(48)	(85)	0	(133)

CBK	Brazil Government International Bond	1.000%	06/20/2018	1.391%	10,000	(191)	34	0	(157)
	China Government International Bond	1.000%	12/20/2016	0.431%	3,000	(143)	191	48	0
	Colombia Government International Bond	1.000%	12/20/2018	0.992%	8,800	(73)	79	6	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	2.827%	24,700	(1,219)	(808)	0	(2,027)
	Indonesia Government International Bond	2.290%	12/20/2016	0.833%	1,300	0	52	52	0
	Indonesia Government International Bond	1.000%	03/20/2024	2.480%	4,100	(560)	88	0	(472)
	Mexico Government International Bond	1.000%	09/20/2018	0.732%	8,300	(66)	166	100	0
	Mexico Government International Bond	1.000%	03/20/2021	1.146%	1,100	(50)	40	0	(10)
	Rosneft Oil Co. via Rosneft International Finance Ltd.	1.000%	06/20/2014	1.668%	500	(2)	2	0	0
	Rosneft Oil Co. via Rosneft International Finance Ltd.	1.000%	03/20/2015	1.913%	18,000	(468)	315	0	(153)
	Russia Government International Bond	1.000%	12/20/2018	2.063%	9,400	(284)	(154)	0	(438)
	Russia Government International Bond	1.000%	03/20/2019	2.107%	300	(25)	10	0	(15)
	South Africa Government International Bond	1.000%	03/20/2019	1.846%	11,600	(633)	178	0	(455)
	Ukraine Government International Bond	5.000%	03/20/2015	14.011%	2,700	(262)	49	0	(213)

DUB	Brazil Government International Bond	1.000%	06/20/2015	0.383%	7,200	14	43	57	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%	2,000	(1)	15	14	0
	Brazil Government International Bond	1.000%	06/20/2017	1.104%	10,900	(325)	293	0	(32)
	Brazil Government International Bond	1.000%	06/20/2018	1.391%	4,300	(68)	1	0	(67)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%	1,900	(87)	32	0	(55)
	China Government International Bond	1.000%	12/20/2016	0.431%	2,500	(111)	151	40	0
	Colombia Government International Bond	1.000%	03/20/2019	1.040%	2,900	(27)	22	0	(5)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	06/20/2014	1.653%	12,700	16	(31)	0	(15)
	Goldman Sachs Group, Inc.	1.000%	06/20/2014	0.331%	3,500	16	(10)	6	0
	Mexico Government International Bond	1.000%	09/20/2021	1.197%	4,000	(157)	105	0	(52)
	Morgan Stanley	1.000%	06/20/2014	0.305%	3,500	15	(8)	7	0
	Panama Government International Bond	1.000%	03/20/2019	0.915%	2,000	(12)	21	9	0
	Penerbangan Malaysia Berhad	1.000%	12/20/2018	0.905%	14,300	(173)	240	67	0
	Petrobras International Finance Co.	1.000%	09/20/2014	0.721%	30,000	(212)	262	50	0
	Qatar Government International Bond	1.000%	03/20/2016	0.197%	300	(3)	7	4	0
	South Africa Government International Bond	1.000%	06/20/2016	1.039%	400	(4)	4	0	0
	South Africa Government International Bond	1.000%	12/20/2017	1.507%	29,100	(986)	463	0	(523)
	Thailand Government International Bond	1.000%	06/20/2019	1.246%	4,300	(76)	25	0	(51)

FBF	China Government International Bond	1.000%	12/20/2016	0.431%	2,900	(143)	189	46	0
	Colombia Government International Bond	1.000%	09/20/2015	0.384%	6,500	(147)	209	62	0
	Egypt Government International Bond	1.000%	06/20/2016	4.223%	7,200	(752)	265	0	(487)
	Guatemala Government International Bond	1.000%	12/20/2014	0.999%	7,600	(71)	73	2	0
	Indonesia Government International Bond	1.000%	06/20/2021	2.216%	4,000	(257)	(48)	0	(305)
	Peru Government International Bond	1.000%	03/20/2019	1.074%	2,100	(31)	24	0	(7)

GST	Brazil Government International Bond	1.000%	03/20/2015	0.351%	11,200	45	30	75	0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%	16,500	(17)	135	118	0

68	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Brazil Government International Bond	1.000%	03/20/2016	0.676%	$7,300	$(9)	$59	$50	$0
	Brazil Government International Bond	1.000%	12/20/2018	1.558%	6,300	(196)	39	0	(157)
	Colombia Government International Bond	1.000%	06/20/2019	1.084%	12,500	(71)	23	0	(48)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2015	1.845%	3,300	2	(28)	0	(26)
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%	5,000	(276)	126	0	(150)
	Indonesia Government International Bond	1.000%	09/20/2021	2.250%	5,000	(489)	88	0	(401)
	Indonesia Government International Bond	1.000%	03/20/2024	2.480%	3,600	(492)	78	0	(414)
	Panama Government International Bond	1.000%	03/20/2019	0.915%	8,000	(51)	86	35	0
	Russia Government International Bond	1.000%	03/20/2018	1.920%	51,300	(534)	(1,234)	0	(1,768)
	Russia Government International Bond	1.000%	09/20/2018	2.014%	15,300	(694)	47	0	(647)
	Russia Government International Bond	1.000%	12/20/2018	2.063%	4,500	(144)	(65)	0	(209)
	Russia Government International Bond	1.000%	03/20/2019	2.107%	2,100	(84)	(22)	0	(106)
	South Africa Government International Bond	1.000%	12/20/2017	1.507%	19,000	(659)	318	0	(341)
	South Africa Government International Bond	1.000%	03/20/2019	1.846%	43,200	(2,567)	875	0	(1,692)

HUS	Brazil Government International Bond	1.000%	03/20/2015	0.351%	14,700	67	31	98	0
	Brazil Government International Bond	1.000%	06/20/2018	1.391%	3,300	(49)	(2)	0	(51)
	Brazil Government International Bond	1.000%	03/20/2021	1.986%	18,100	(846)	(260)	0	(1,106)
	Colombia Government International Bond	1.000%	06/20/2019	1.084%	12,400	(80)	32	0	(48)
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%	6,300	(350)	161	0	(189)
	Mexico Government International Bond	1.000%	09/20/2018	0.732%	15,000	(72)	253	181	0
	Mexico Government International Bond	1.000%	03/20/2021	1.146%	8,000	(368)	295	0	(73)
	Petrobras International Finance Co.	1.000%	09/20/2015	1.074%	17,500	(605)	592	0	(13)
	Russia Government International Bond	1.000%	06/20/2018	1.958%	25,000	(769)	(180)	0	(949)
	Russia Government International Bond	1.000%	03/20/2019	2.107%	400	(33)	13	0	(20)
	Russia Government International Bond	1.000%	06/20/2023	2.515%	7,500	(751)	(96)	0	(847)
	South Africa Government International Bond	1.000%	03/20/2018	1.569%	27,700	(586)	(9)	0	(595)
	South Africa Government International Bond	1.000%	03/20/2019	1.846%	5,700	(331)	107	0	(224)
	South Africa Government International Bond	1.000%	03/20/2023	2.388%	1,190	(123)	0	0	(123)
	Turkey Government International Bond	1.000%	03/20/2019	2.086%	14,700	(826)	93	0	(733)

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.514%	300	(4)	7	3	0
	Brazil Government International Bond	1.000%	09/20/2018	1.480%	5,000	(213)	112	0	(101)
	Brazil Government International Bond	1.000%	12/20/2019	1.795%	1,300	(49)	(6)	0	(55)
	Brazil Government International Bond	1.000%	09/20/2021	2.042%	7,500	(335)	(177)	0	(512)
	China Government International Bond	1.000%	12/20/2016	0.431%	12,400	(602)	798	196	0
	Colombia Government International Bond	1.000%	09/20/2015	0.384%	27,600	(679)	941	262	0
	Colombia Government International Bond	1.000%	12/20/2018	0.992%	3,900	(29)	32	3	0
	Colombia Government International Bond	1.000%	06/20/2019	1.084%	7,600	(43)	14	0	(29)
	Indonesia Government International Bond	1.000%	03/20/2015	0.302%	10,400	(433)	508	75	0
	Kazakhstan Government International Bond	1.000%	03/20/2016	0.954%	10,000	(289)	301	12	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.074%	3,000	(86)	83	0	(3)
	Qatar Government International Bond	1.000%	03/20/2016	0.197%	300	(2)	7	5	0
	Russia Government International Bond	1.000%	03/20/2016	1.510%	7,900	(23)	(53)	0	(76)
	Russia Government International Bond	1.000%	09/20/2018	2.014%	6,100	(185)	(73)	0	(258)
	Russia Government International Bond	1.000%	12/20/2018	2.063%	10,000	(330)	(136)	0	(466)
	South Africa Government International Bond	1.000%	09/20/2014	0.476%	9,700	0	28	28	0
	South Africa Government International Bond	1.000%	03/20/2019	1.846%	1,900	(108)	33	0	(75)

MYC	Brazil Government International Bond	1.000%	03/20/2016	0.676%	5,800	(1)	40	39	0
	Brazil Government International Bond	1.000%	06/20/2018	1.391%	11,800	(179)	(6)	0	(185)
	Colombia Government International Bond	1.000%	03/20/2019	1.040%	11,000	(102)	85	0	(17)
	Export-Import Bank of China	1.000%	09/20/2016	0.662%	4,000	(110)	144	34	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%	5,000	(278)	128	0	(150)
	Mexico Government International Bond	1.000%	09/20/2018	0.732%	1,600	(17)	36	19	0
	Pemex Project Funding Master Trust	1.000%	03/20/2019	1.173%	10,600	(206)	122	0	(84)
	Peru Government International Bond	1.960%	10/20/2016	0.615%	3,000	0	129	129	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.074%	400	(14)	13	0	(1)
	South Africa Government International Bond	1.000%	03/20/2018	1.569%	23,700	(501)	(7)	0	(508)
	Thailand Government International Bond	1.000%	06/20/2019	1.246%	5,700	(106)	38	0	(68)

RYL	Republic of Korea	1.000%	12/20/2015	0.166%	1,000	1	13	14	0

UAG	Brazil Government International Bond	1.030%	07/20/2017	1.138%	3,875	0	(6)	0	(6)
	Colombia Government International Bond	1.000%	09/20/2015	0.384%	8,000	(181)	257	76	0
	Indonesia Government International Bond	1.000%	06/20/2021	2.216%	1,300	(86)	(13)	0	(99)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	69

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Mexico Government International Bond	1.000%	03/20/2015	0.219%	$ 12,900	$(154)	$257	$103	$0
	Qatar Government International Bond	1.000%	12/20/2014	0.125%	2,000	(28)	41	13	0
	Turkey Government International Bond	1.000%	03/20/2015	0.947%	18,500	(623)	639	16	0

						$(35,194)	$9,197	$3,170	$(29,167)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	CDX.EM-20 5-Year Index	5.000%	12/20/2018	$10,400	$ 1,052	$(123)	$929	$0

BRC	CDX.EM-19 5-Year Index	5.000%	06/20/2018	2,300	197	(23)	174	0

CBK	CDX.EM-20 5-Year Index	5.000%	12/20/2018	2,600	276	(43)	233	0

DUB	CDX.EM-20 5-Year Index	5.000%	12/20/2018	12,415	1,377	(268)	1,109	0

FBF	CDX.EM-20 5-Year Index	5.000%	12/20/2018	5,000	555	(109)	446	0

GST	CDX.EM-20 5-Year Index	5.000%	12/20/2018	17,300	1,834	(288)	1,546	0

HUS	CDX.EM-19 5-Year Index	5.000%	06/20/2018	2,300	200	(26)	174	0
	CDX.EM-20 5-Year Index	5.000%	12/20/2018	16,800	1,761	(260)	1,501	0

JPM	CDX.EM-20 5-Year Index	5.000%	12/20/2018	4,700	496	(76)	420	0

					$ 7,748	$(1,216)	$6,532	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.600%	01/02/2017	BRL	330,900	$(988)	$(9,795)	$0	$(10,783)
	Pay	1-Year BRL-CDI	8.860%	01/02/2017		3,300	(2)	(86)	0	(88)
	Pay	1-Year BRL-CDI	12.255%	01/02/2017		21,200	41	(20)	21	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MXN	308,000	(463)	(938)	0	(1,401)

BPS	Pay	1-Year BRL-CDI	8.485%	01/02/2017	BRL	9,700	29	(347)	0	(318)
	Pay	1-Year BRL-CDI	12.255%	01/02/2017		4,400	10	(6)	4	0

BRC	Pay	1-Year BRL-CDI	10.400%	01/02/2017		12,500	(2)	(167)	0	(169)
	Pay	3-Month ZAR-JIBAR	6.500%	03/20/2020	ZAR	340,000	185	(2,446)	0	(2,261)
	Pay	28-Day MXN-TIIE	7.340%	01/28/2015	MXN	157,200	0	353	353	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		22,400	(4)	41	37	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		294,500	117	313	430	0
	Pay	28-Day MXN-TIIE	7.755%	02/02/2034		275,900	(2)	389	387	0

DUB	Pay	1-Year BRL-CDI	8.285%	01/02/2017	BRL	163,300	0	(5,939)	0	(5,939)
	Pay	1-Year BRL-CDI	8.600%	01/02/2017		1,200	1	(39)	0	(38)
	Pay	1-Year BRL-CDI	9.210%	01/02/2017		60,700	0	(1,570)	0	(1,570)
	Pay	28-Day MXN-TIIE	7.780%	04/09/2019	MXN	8,700	7	63	70	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		425,000	(245)	(1,688)	0	(1,933)

FBF	Pay	1-Year BRL-CDI	8.495%	01/02/2017	BRL	75,000	(9)	(2,527)	0	(2,536)

GLM	Pay	1-Year BRL-CDI	8.720%	01/02/2017		89,600	235	(3,022)	0	(2,787)
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022	MXN	280,100	92	(1,003)	0	(911)

HUS	Pay	1-Year BRL-CDI	8.320%	01/02/2017	BRL	255,000	81	(9,156)	0	(9,075)
	Pay	28-Day MXN-TIIE	7.330%	01/28/2015	MXN	65,400	(5)	151	146	0

JPM	Pay	1-Year BRL-CDI	8.650%	01/02/2017	BRL	800	1	(27)	0	(26)

MYC	Pay	1-Year BRL-CDI	8.220%	01/02/2017	BRL	145,000	(195)	(5,172)	0	(5,367)
	Pay	1-Year BRL-CDI	8.630%	01/02/2017		50,000	3	(1,675)	0	(1,672)

70	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MXN	224,150	$145	$367	$512	$0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		332,000	(488)	(1,023)	0	(1,511)

UAG	Pay	1-Year BRL-CDI	8.200%	01/02/2017	BRL	4,900	(4)	(179)	0	(183)
	Pay	1-Year BRL-CDI	8.650%	01/02/2017		25,000	46	(843)	0	(797)

							$(1,414)	$(45,991)	$1,960	$(49,365)

Total Swap Agreements							$(28,860)	$(38,010)	$11,662	$(78,532)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(k)	Securities with an aggregate market value of $65,730 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$11	$0	$1,362	$1,373	$(418)	$(59)	$(17,747)	$(18,224)	$(16,851)	$18,102	$1,251
BPS	645	0	4	649	(24)	0	(318)	(342)	307	0	307
BRC	386	730	1,985	3,101	(536)	(250)	(6,960)	(7,746)	(4,645)	1,949	(2,696)
CBK	354	0	439	793	(30)	(30)	(3,940)	(4,000)	(3,207)	3,590	383
DUB	8	0	1,433	1,441	(51)	0	(10,280)	(10,331)	(8,890)	8,884	(6)
FBF	35	0	556	591	(8)	0	(3,335)	(3,343)	(2,752)	2,762	10
GLM	39	0	0	39	0	(27)	(3,699)	(3,725)	(3,686)	3,588	(98)
GST	0	0	1,824	1,824	0	0	(5,960)	(5,959)	(4,135)	4,411	276
HUS	35	0	2,100	2,135	0	0	(14,046)	(14,046)	(11,911)	12,312	401
JPM	42	0	1,004	1,046	(68)	(266)	(1,601)	(1,935)	(889)	1,049	160
MSC	0	0	0	0	(26)	0	0	(26)	(26)	18	(8)
MYC	0	0	733	733	0	0	(9,563)	(9,563)	(8,830)	5,370	(3,460)
RYL	4	0	14	18	(3)	0	0	(3)	15	0	15
SCX	190	0	0	190	0	0	0	0	190	0	190
UAG	1,707	0	208	1,915	(947)	0	(1,085)	(2,032)	(117)	211	94

Total Over the Counter	$3,456	$730	$11,662	$15,848	$(2,111)	$(632)	$(78,532)	$(81,275)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$295	$0	$0	$82	$377

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,456	$0	$3,456
Purchased Options	0	0	0	730	0	730
Swap Agreements	0	9,702	0	0	1,960	11,662

	$0	$9,702	$0	$4,186	$1,960	$15,848

	$0	$9,997	$0	$4,186	$2,042	$16,225

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	71

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$20	$20

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,111	$0	$2,111
Written Options	0	0	0	624	8	632
Swap Agreements	0	29,167	0	0	49,365	78,532

	$0	$29,167	$0	$2,735	$49,373	$81,275

	$0	$29,167	$0	$2,735	$49,393	$81,295

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$183	$183
Futures	0	0	0	0	(962)	(962)
Swap Agreements	0	(206)	0	0	(1,886)	(2,092)

	$0	$(206)	$0	$0	$(2,665)	$(2,871)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,753	$0	$13,753
Written Options	0	0	0	304	4,716	5,020
Swap Agreements	0	18,161	0	0	6,875	25,036

	$0	$18,161	$0	$14,057	$11,591	$43,809

	$0	$17,955	$0	$14,057	$8,926	$40,938

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(90)	$(90)
Futures	0	0	0	0	(2,141)	(2,141)
Swap Agreements	0	1,937	0	0	4,264	6,201

	$0	$1,937	$0	$0	$2,033	$3,970

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(15,663)	$0	$(15,663)
Purchased Options	0	0	0	(68)	0	(68)
Written Options	0	0	0	952	(1,450)	(498)
Swap Agreements	0	(3,182)	0	0	(47,298)	(50,480)

	$0	$(3,182)	$0	$(14,779)	$(48,748)	$(66,709)

	$0	$(1,245)	$0	$(14,779)	$(46,715)	$(62,739)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Azerbaijan
Sovereign Issues	$0	$16,346	$0	$16,346
Barbados
Corporate Bonds & Notes	0	516	0	516
Bermuda
Corporate Bonds & Notes	0	21,166	0	21,166
Brazil
Corporate Bonds & Notes	0	551,868	0	551,868
Sovereign Issues	0	102,558	0	102,558
Canada
Corporate Bonds & Notes	0	8,309	0	8,309
Cayman Islands
Corporate Bonds & Notes	0	91,183	7,905	99,088

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Chile
Corporate Bonds & Notes	$0	$93,919	$0	$93,919
Sovereign Issues	0	1,832	0	1,832
China
Corporate Bonds & Notes	0	23,605	0	23,605
Colombia
Corporate Bonds & Notes	0	132,946	0	132,946
Sovereign Issues	0	37,602	0	37,602
Costa Rica
Sovereign Issues	0	22,260	0	22,260
Dominican Republic
Corporate Bonds & Notes	0	7,994	0	7,994
El Salvador
Sovereign Issues	0	86,399	0	86,399

72	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Gabon
Sovereign Issues	$0	$8,716	$0	$8,716
Guatemala
Sovereign Issues	0	30,461	0	30,461
Guernsey, Channel Islands
Corporate Bonds & Notes	0	0	8,959	8,959
Hong Kong
Corporate Bonds & Notes	0	25,142	0	25,142
Hungary
Sovereign Issues	0	23,104	0	23,104
India
Corporate Bonds & Notes	0	10,198	0	10,198
Indonesia
Corporate Bonds & Notes	0	171,357	0	171,357
Sovereign Issues	0	253,774	0	253,774
Ireland
Corporate Bonds & Notes	0	374,229	0	374,229
Israel
Corporate Bonds & Notes	0	19,315	0	19,315
Sovereign Issues	0	745	0	745
Kazakhstan
Corporate Bonds & Notes	0	194,887	0	194,887
Lithuania
Sovereign Issues	0	2,869	0	2,869
Luxembourg
Corporate Bonds & Notes	0	520,752	0	520,752
Malaysia
Corporate Bonds & Notes	0	21,835	0	21,835
Mexico
Corporate Bonds & Notes	0	541,120	0	541,120
Sovereign Issues	0	106,622	0	106,622
Mongolia
Sovereign Issues	0	24,934	0	24,934
Morocco
Sovereign Issues	0	35,407	0	35,407
Netherlands
Corporate Bonds & Notes	0	19,916	0	19,916
Panama
Corporate Bonds & Notes	0	11,362	0	11,362
Sovereign Issues	0	57,453	0	57,453
Peru
Corporate Bonds & Notes	0	17,051	0	17,051
Sovereign Issues	0	39,153	0	39,153
Philippines
Corporate Bonds & Notes	0	27,158	0	27,158
Sovereign Issues	0	11,743	0	11,743
Poland
Sovereign Issues	0	3,579	0	3,579
Qatar
Corporate Bonds & Notes	0	36,170	0	36,170
Sovereign Issues	0	3,577	0	3,577
Russia
Corporate Bonds & Notes	0	63,975	0	63,975
Sovereign Issues	0	235,408	0	235,408
Senegal
Sovereign Issues	0	17,575	0	17,575
Serbia
Sovereign Issues	0	8,352	0	8,352
Singapore
Corporate Bonds & Notes	0	746	0	746
Slovenia
Sovereign Issues	0	108,579	0	108,579
South Africa
Corporate Bonds & Notes	0	43,137	0	43,137
Sovereign Issues	0	26,194	0	26,194

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
South Korea
Corporate Bonds & Notes	$0	$3,665	$0	$3,665
Spain
Corporate Bonds & Notes	0	1,402	0	1,402
Sovereign Issues	0	2,986	0	2,986
Sri Lanka
Sovereign Issues	0	12,584	0	12,584
Thailand
Corporate Bonds & Notes	0	13,120	0	13,120
Trinidad and Tobago
Corporate Bonds & Notes	0	23,527	0	23,527
Tunisia
Sovereign Issues	0	12,305	0	12,305
Turkey
Corporate Bonds & Notes	0	29,772	0	29,772
Sovereign Issues	0	182,205	0	182,205
Ukraine
Sovereign Issues	0	134,069	0	134,069
United Arab Emirates
Corporate Bonds & Notes	0	9,290	0	9,290
United States
Asset-Backed Securities	0	647	0	647
Corporate Bonds & Notes	0	93,060	0	93,060
Mortgage-Backed Securities	0	21,760	0	21,760
U.S. Government Agencies	0	230	0	230
Uruguay
Sovereign Issues	0	45,809	0	45,809
Venezuela
Corporate Bonds & Notes	0	196,834	0	196,834
Sovereign Issues	0	278,006	0	278,006
Vietnam
Sovereign Issues	0	14,126	0	14,126
Virgin Islands (British)
Corporate Bonds & Notes	0	146,130	0	146,130
Zambia
Sovereign Issues	0	10,820	0	10,820
Short-Term Instruments
Repurchase Agreements	0	13,248	0	13,248
Mexico Treasury Bills	0	10,428	0	10,428
U.S. Treasury Bills	0	77,611	0	77,611
	$0	$5,628,732	$16,864	$5,645,596

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$260,045	$0	$0	$260,045

Total Investments	$260,045	$5,628,732	$16,864	$5,905,641

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	377	0	377
Over the counter	0	15,848	0	15,848
	$0	$16,225	$0	$16,225

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(20)	0	0	(20)
Over the counter	0	(81,267)	(8)	(81,275)
	$(20)	$(81,267)	$(8)	$(81,295)

Totals	$260,025	$5,563,690	$16,856	$5,840,571

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	73

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.6%

AUSTRIA 1.2%

CORPORATE BONDS & NOTES 1.2%
JBS Investments GmbH
7.750% due 10/28/2020 (f)		$2,100	$2,223
OAS Investments GmbH
8.250% due 10/19/2019		700	705
Sappi Papier Holding GmbH
6.625% due 04/15/2021		9,680	10,091
7.500% due 06/15/2032		1,800	1,499
8.375% due 06/15/2019		1,920	2,141

Total Austria (Cost $16,006)			16,659

BARBADOS 1.0%

CORPORATE BONDS & NOTES 1.0%
Columbus International, Inc.
7.375% due 03/30/2021		$11,700	12,065
11.500% due 11/20/2014		1,100	1,176

Total Barbados (Cost $12,860)			13,241

BERMUDA 4.7%

CORPORATE BONDS & NOTES 4.7%
Alliance Oil Co. Ltd.
9.875% due 03/11/2015		$33,640	33,977
China Resources Gas Group Ltd.
4.500% due 04/05/2022		4,200	4,190
Digicel Group Ltd.
7.125% due 04/01/2022 (a)		8,300	8,414
8.250% due 09/30/2020		12,315	13,208
Digicel Ltd.
6.000% due 04/15/2021		800	820
7.000% due 02/15/2020		800	836
FPMH Finance Ltd.
7.375% due 07/24/2017		2,575	2,903

Total Bermuda (Cost $64,786)			64,348

BRAZIL 9.6%

CORPORATE BONDS & NOTES 9.6%
Banco ABC Brasil S.A.
7.875% due 04/08/2020		$9,750	10,250
Banco BTG Pactual S.A.
4.000% due 01/16/2020		1,110	1,043
4.875% due 07/08/2016		3,900	4,017
Banco Daycoval S.A.
5.750% due 03/19/2019		2,650	2,683
Banco do Brasil S.A.
3.750% due 07/25/2018	EUR	5,600	7,950
6.250% due 04/15/2024 (d)		$2,100	1,701
Banco do Estado do Rio Grande do Sul S.A.
7.375% due 02/02/2022		8,010	8,230
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		500	509
Banco Panamericano S.A.
5.500% due 08/04/2015		7,700	7,941
8.500% due 04/23/2020		3,430	3,688
Banco Votorantim S.A.
5.250% due 02/11/2016		2,300	2,386
7.375% due 01/21/2020		6,290	6,769
BES Investimento do Brasil S.A. Banco de Investimento
5.625% due 03/25/2015		3,400	3,485

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BM&FBovespa S.A.
5.500% due 07/16/2020		$450	$483
BR Malls International Finance Ltd.
8.500% due 01/21/2016 (d)		3,655	3,716
BR Properties S.A.
9.000% due 10/07/2015 (d)		4,610	4,714
Cielo S.A.
3.750% due 11/16/2022		12,500	11,672
CSN Resources S.A.
6.500% due 07/21/2020		2,680	2,747
Embraer Overseas Ltd.
5.696% due 09/16/2023		100	104
Itau Unibanco Holding S.A.
5.650% due 03/19/2022		600	605
6.200% due 12/21/2021		2,660	2,823
JBS S.A.
10.500% due 08/04/2016		1,200	1,357
Minerva Luxembourg S.A.
7.750% due 01/31/2023		1,200	1,232
Odebrecht Finance Ltd.
7.125% due 06/26/2042		1,300	1,274
Petrobras Global Finance BV
6.250% due 03/17/2024		5,900	6,094
Petrobras International Finance Co.
7.875% due 03/15/2019		6,700	7,677
QGOG Constellation S.A.
6.250% due 11/09/2019		1,400	1,402
Raizen Fuels Finance Ltd.
9.500% due 08/15/2014		2,850	2,942
Samarco Mineracao S.A.
5.750% due 10/24/2023		6,800	6,860
Tonon Bioenergia S.A.
9.250% due 01/24/2020		3,950	3,595
USJ Acucar e Alcool S.A.
9.875% due 11/09/2019		2,920	2,898
Vale Overseas Ltd.
6.875% due 11/21/2036		1,880	2,012
6.875% due 11/10/2039		2,500	2,685
Votorantim Cimentos S.A.
7.250% due 04/05/2041		4,960	4,935

Total Brazil (Cost $133,289)			132,479

BULGARIA 0.6%

CORPORATE BONDS & NOTES 0.6%
Bulgarian Energy Holding EAD
4.250% due 11/07/2018	EUR	4,600	6,274
Vivacom
6.625% due 11/15/2018		1,400	2,020

Total Bulgaria (Cost $8,125)			8,294

CANADA 0.9%

CORPORATE BONDS & NOTES 0.9%
Harvest Operations Corp.
6.875% due 10/01/2017		$800	868
Pacific Rubiales Energy Corp.
5.125% due 03/28/2023		8,475	8,284
5.375% due 01/26/2019		3,450	3,588

Total Canada (Cost $12,772)			12,740

CAYMAN ISLANDS 7.3%

CORPORATE BONDS & NOTES 7.3%
Agile Property Holdings Ltd.
8.875% due 04/28/2017		$1,420	1,450
9.875% due 03/20/2017		3,800	3,980

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Baidu, Inc.
3.250% due 08/06/2018	$7,050	$7,218
3.500% due 11/28/2022	300	287
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020	10,300	10,893
China Resources Land Ltd.
4.625% due 05/19/2016	1,000	1,043
China State Construction Finance Cayman Ltd.
3.125% due 04/02/2018	2,200	2,130
Comcel Trust
6.875% due 02/06/2024	10,800	11,326
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	4,030	4,352
Greentown China Holdings Ltd.
8.000% due 03/24/2019	600	572
8.500% due 02/04/2018	8,790	8,636
Interoceanica Finance Ltd.
0.000% due 11/30/2018	2,413	2,173
0.000% due 11/30/2025	81	56
0.000% due 05/15/2030	1,600	717
Kaisa Group Holdings Ltd.
12.875% due 09/18/2017	200	224
Longfor Properties Co. Ltd.
6.875% due 10/18/2019	3,965	3,985
9.500% due 04/07/2016	3,500	3,668
MCE Finance Ltd.
5.000% due 02/15/2021	6,100	6,130
Mongolian Mining Corp.
8.875% due 03/29/2017	5,560	3,718
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023	7,600	7,942
6.750% due 10/01/2022	4,018	4,179
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018	3,437	3,192
Raizen Energy Finance Ltd.
7.000% due 02/01/2017	1,000	1,105
Shimao Property Holdings Ltd.
6.625% due 01/14/2020	4,700	4,512
Sunac China Holdings Ltd.
12.500% due 10/16/2017	5,070	5,469
Swire Pacific MTN Financing Ltd.
4.500% due 02/28/2022	1,500	1,557

Total Cayman Islands (Cost $101,465)		100,514

CHILE 2.6%

CORPORATE BONDS & NOTES 2.6%
Automotores Gildemeister S.A.
6.750% due 01/15/2023	$3,000	2,040
Banco de Credito e Inversiones
4.000% due 02/11/2023	4,950	4,830
Banco Santander Chile
3.875% due 09/20/2022	2,600	2,535
Corpbanca S.A.
3.125% due 01/15/2018	2,200	2,168
E.CL S.A.
5.625% due 01/15/2021	1,110	1,192
ENTEL Chile S.A.
4.875% due 10/30/2024	20,700	20,923
Telefonica Chile S.A.
3.875% due 10/12/2022	1,700	1,620

Total Chile (Cost $35,426)		35,308

74	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 0.9%

CORPORATE BONDS & NOTES 0.9%
China Uranium Development Co. Ltd.
3.500% due 10/08/2018		$800	$810
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023		9,000	9,176
CRCC Yuxiang Ltd.
3.500% due 05/16/2023		2,700	2,502
Industrial & Commercial Bank of China Ltd.
2.750% due 09/12/2017		200	203

Total China (Cost $12,526)			12,691

COLOMBIA 2.6%

CORPORATE BONDS & NOTES 2.6%
Banco de Bogota S.A.
5.000% due 01/15/2017		$4,733	5,034
Bancolombia S.A.
5.950% due 06/03/2021		7,090	7,604
Ecopetrol S.A.
5.875% due 09/18/2023		6,800	7,446
7.375% due 09/18/2043		4,200	4,804
Empresa de Energia de Bogota S.A. ESP
6.125% due 11/10/2021		400	430
Grupo Aval Ltd.
4.750% due 09/26/2022		9,200	8,901
Transportadora de Gas Internacional S.A. ESP
5.700% due 03/20/2022		2,200	2,299

Total Colombia (Cost $35,742)			36,518

CROATIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Agrokor d.d.
10.000% due 12/07/2016	EUR	800	1,167

Total Croatia (Cost $1,080)			1,167

CZECH REPUBLIC 1.1%

CORPORATE BONDS & NOTES 1.1%
RPG Byty s.r.o.
6.750% due 05/01/2020	EUR	10,400	14,686

Total Czech Republic (Cost $14,107)			14,686

DOMINICAN REPUBLIC 0.7%

CORPORATE BONDS & NOTES 0.7%
Aeropuertos Dominicanos Siglo S.A.
9.250% due 11/13/2019		$12,085	10,333

Total Dominican Republic (Cost $12,227)			10,333

GUATEMALA 0.6%

CORPORATE BONDS & NOTES 0.6%
Industrial Senior Trust
5.500% due 11/01/2022		$8,000	7,670

Total Guatemala (Cost $7,806)			7,670

HONG KONG 2.3%

CORPORATE BONDS & NOTES 2.3%
AIA Group Ltd.
3.125% due 03/13/2023		$2,200	2,082
4.875% due 03/11/2044		3,700	3,770
Bao-trans Enterprises Ltd.
3.750% due 12/12/2018		6,400	6,359

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CNOOC Finance Ltd.
4.250% due 01/26/2021	$1,700	$1,755
Franshion Development Ltd.
6.750% due 04/15/2021	3,870	3,899
Franshion Investment Ltd.
4.700% due 10/26/2017	6,870	6,861
Mega Advance Investments Ltd.
5.000% due 05/12/2021	4,640	4,828
Wharf Finance Ltd.
4.625% due 02/08/2017	1,120	1,187
Wheelock Finance Ltd.
3.000% due 03/19/2018	720	709
4.750% due 02/23/2017	750	788

Total Hong Kong (Cost $32,190)		32,238

HUNGARY 0.1%

CORPORATE BONDS & NOTES 0.1%
Bertin S.A.
10.250% due 10/05/2016	$800	908

Total Hungary (Cost $891)		908

INDIA 2.4%

CORPORATE BONDS & NOTES 2.4%
Bharti Airtel International Netherlands BV
5.125% due 03/11/2023	$6,860	6,851
HDFC Bank Ltd.
3.000% due 11/30/2016	4,300	4,370
ICICI Bank Ltd.
4.750% due 11/25/2016	5,570	5,894
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	800	817
NTPC Ltd.
4.750% due 10/03/2022	1,200	1,171
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	6,800	6,896
State Bank of India
4.125% due 08/01/2017	5,430	5,631
4.500% due 07/27/2015	1,140	1,181
Tata Power Co. Ltd.
8.500% due 08/19/2017	550	604

Total India (Cost $32,592)		33,415

INDONESIA 0.2%

CORPORATE BONDS & NOTES 0.2%
Indosat Palapa Co. BV
7.375% due 07/29/2020	$1,700	1,851
Listrindo Capital BV
6.950% due 02/21/2019	400	424
TBG Global Pte Ltd.
4.625% due 04/03/2018 (f)	900	892

Total Indonesia (Cost $3,165)		3,167

IRELAND 9.9%

CORPORATE BONDS & NOTES 9.9%
Alfa Bank OJSC Via Alfa Bond Issuance PLC
7.750% due 04/28/2021	$4,730	4,861
7.875% due 09/25/2017	22,900	24,332
Borets Finance Ltd.
7.625% due 09/26/2018	9,700	9,312
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017	13,480	13,716
EDC Finance Ltd.
4.875% due 04/17/2020	20,080	18,222

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd.
5.125% due 12/12/2017		$21,940	$21,446
Metalloinvest Finance Ltd.
5.625% due 04/17/2020		15,700	14,836
Mobile Telesystems OJSC via MTS International Funding Ltd.
8.625% due 06/22/2020		6,300	7,214
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022		700	622
OJSC Novolipetsk Steel via Steel Funding Ltd.
4.450% due 02/19/2018		2,000	1,970
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	150	260
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		$15,230	15,744
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		3,900	4,109

Total Ireland (Cost $141,017)			136,644

ISRAEL 0.6%

CORPORATE BONDS & NOTES 0.6%
Israel Electric Corp. Ltd.
5.625% due 06/21/2018		$1,600	1,696
7.250% due 01/15/2019		5,200	5,830
9.375% due 01/28/2020		1,000	1,234

Total Israel (Cost $8,752)			8,760

KAZAKHSTAN 2.2%

CORPORATE BONDS & NOTES 2.2%
Zhaikmunai LLP
7.125% due 11/13/2019		$28,600	29,815

Total Kazakhstan (Cost $29,865)			29,815

LUXEMBOURG 6.6%

CORPORATE BONDS & NOTES 6.6%
Altice Financing S.A.
7.875% due 12/15/2019		$649	712
8.000% due 12/15/2019	EUR	8,170	12,516
Altice Finco S.A.
9.875% due 12/15/2020		$4,630	5,301
Aralco Finance S.A.
10.125% due 05/07/2020 ^		1,290	126
Evraz Group S.A.
7.400% due 04/24/2017		3,020	2,990
Far East Capital Ltd. S.A.
8.000% due 05/02/2018		200	164
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		8,020	7,158
6.000% due 11/27/2023		9,400	9,247
MHP S.A.
8.250% due 04/02/2020		5,750	5,031
Millicom International Cellular S.A.
4.750% due 05/22/2020		1,100	1,081
6.625% due 10/15/2021		6,600	7,012
Puma International Financing S.A.
6.750% due 02/01/2021		4,100	4,162
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.100% due 07/25/2018		3,100	3,054
5.298% due 12/27/2017		4,220	4,209
Sberbank of Russia Via SB Capital S.A.
5.180% due 06/28/2019		11,340	11,567
5.500% due 02/26/2024		9,700	9,106

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	75

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VTB Bank OJSC Via VTB Capital S.A.
6.000% due 04/12/2017		$5,830	$6,020
6.875% due 05/29/2018		1,820	1,938

Total Luxembourg (Cost $93,538)			91,394

		SHARES
MEXICO 3.9%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (b)		172,485	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 3.9%
BBVA Bancomer S.A.
6.500% due 03/10/2021		$14,680	15,946
6.750% due 09/30/2022		1,700	1,866
Bio Pappel S.A.B. de C.V.
10.000% due 08/27/2016		1,400	1,420
Cemex S.A.B. de C.V.
4.989% due 10/15/2018		4,500	4,770
5.234% due 09/30/2015		4,335	4,499
9.500% due 06/15/2018 (f)		7,900	9,144
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014 ^		400	55
Empresas ICA S.A.B. de C.V.
8.375% due 07/24/2017		1,700	1,708
Grupo Bimbo S.A.B. de C.V.
4.500% due 01/25/2022		1,550	1,598
Grupo Cementos de Chihuahua S.A.B. de C.V.
8.125% due 02/08/2020		2,805	3,040
Grupo KUO S.A.B. de C.V.
6.250% due 12/04/2022		2,050	2,096
Hipotecaria Su Casita S.A. de C.V.
5.800% due 06/28/2018 ^	MXN	17,999	62
Trust F/1401
5.250% due 12/15/2024		$1,600	1,600
6.950% due 01/30/2044		6,100	6,130

			53,934

Total Mexico (Cost $56,031)			53,934

NETHERLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%
Hyva Global BV
8.625% due 03/24/2016		$600	605
Indo Energy Finance BV
6.375% due 01/24/2023		200	160
7.000% due 05/07/2018		1,610	1,574
Kazakhstan Temir Zholy Finance BV
6.950% due 07/10/2042		700	716
Marfrig Holding Europe BV
9.875% due 07/24/2017		1,090	1,143
Metinvest BV
8.750% due 02/14/2018		1,700	1,581
Nostrum Oil & Gas Finance BV
6.375% due 02/14/2019		6,200	6,355

Total Netherlands (Cost $11,906)			12,134

PANAMA 0.1%

CORPORATE BONDS & NOTES 0.1%
ENA Norte Trust
4.950% due 04/25/2028		$1,311	1,319

Total Panama (Cost $1,311)			1,319

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PARAGUAY 0.3%

CORPORATE BONDS & NOTES 0.3%
Banco Continental SAECA
8.875% due 10/15/2017		$3,400	$3,625

Total Paraguay (Cost $3,496)			3,625

PERU 3.0%

CORPORATE BONDS & NOTES 3.0%
Banco de Credito del Peru
4.250% due 04/01/2023		$20,769	20,016
Banco Internacional del Peru SAA
5.750% due 10/07/2020		4,300	4,510
BBVA Banco Continental S.A.
5.000% due 08/26/2022		4,820	4,898
Corp. Lindley S.A.
4.625% due 04/12/2023		6,760	6,346
Volcan Cia Minera S.A.A.
5.375% due 02/02/2022		5,470	5,224

Total Peru (Cost $41,065)			40,994

PHILIPPINES 0.1%

CORPORATE BONDS & NOTES 0.1%
Energy Development Corp.
6.500% due 01/20/2021		$1,100	1,154

Total Philippines (Cost $1,108)			1,154

ROMANIA 0.5%

CORPORATE BONDS & NOTES 0.5%
Cable Communications Systems NV
7.500% due 11/01/2020	EUR	4,700	6,880

Total Romania (Cost $6,750)			6,880

RUSSIA 6.6%

CORPORATE BONDS & NOTES 6.6%
ALROSA Finance S.A.
7.750% due 11/03/2020		$23,930	25,485
Polyus Gold International Ltd.
5.625% due 04/29/2020		27,840	26,100
SCF Capital Ltd.
5.375% due 10/27/2017		2,750	2,599
Sibur Securities Ltd.
3.914% due 01/31/2018		16,260	15,000
VimpelCom Holdings BV
7.504% due 03/01/2022		21,920	22,437

Total Russia (Cost $95,064)			91,621

SINGAPORE 0.7%

CORPORATE BONDS & NOTES 0.7%
Alam Synergy Pte Ltd.
6.950% due 03/27/2020		$5,220	4,953
STATS ChipPAC Ltd.
5.375% due 03/31/2016		2,720	2,805
Theta Capital Pte. Ltd.
6.125% due 11/14/2020		1,980	1,910

Total Singapore (Cost $10,043)			9,668

SOUTH KOREA 1.6%

CORPORATE BONDS & NOTES 1.6%
Kookmin Bank
1.114% due 01/27/2017 (f)		$10,800	10,851

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Hydro & Nuclear Power Co. Ltd.
2.875% due 10/02/2018		$1,110	$1,130
4.750% due 07/13/2021		700	765
SK Broadband Co. Ltd.
2.875% due 10/29/2018		8,200	8,203
Woori Bank Co. Ltd.
5.875% due 04/13/2021		700	785

Total South Korea (Cost $21,502)			21,734

SWEDEN 2.7%

CORPORATE BONDS & NOTES 2.7%
Ciech Group Financing AB
9.500% due 11/30/2019	EUR	3,200	5,118
Eileme AB
11.625% due 01/31/2020		$11,040	13,206
11.750% due 01/31/2020	EUR	9,270	15,468
PKO Finance AB
4.630% due 09/26/2022		$3,160	3,196

Total Sweden (Cost $35,656)			36,988

THAILAND 0.0%

CORPORATE BONDS & NOTES 0.0%
Bangkok Bank PCL
3.875% due 09/27/2022		$200	193

Total Thailand (Cost $206)			193

TRINIDAD AND TOBAGO 0.1%

CORPORATE BONDS & NOTES 0.1%
Petroleum Co. of Trinidad & Tobago Ltd.
9.750% due 08/14/2019		$700	878

Total Trinidad and Tobago (Cost $878)			878

TURKEY 0.9%

CORPORATE BONDS & NOTES 0.9%
Arcelik A/S
5.000% due 04/03/2023		$9,400	8,271
KOC Holding A/S
3.500% due 04/24/2020		4,810	4,413

Total Turkey (Cost $13,627)			12,684

UNITED ARAB EMIRATES 1.5%

CORPORATE BONDS & NOTES 1.5%
DP World Ltd.
6.850% due 07/02/2037		$18,600	20,209

Total United Arab Emirates (Cost $19,554)			20,209

UNITED KINGDOM 5.0%

CORPORATE BONDS & NOTES 5.0%
Afren PLC
6.625% due 12/09/2020		$3,300	3,383
10.250% due 04/08/2019		700	801
11.500% due 02/01/2016		23,930	27,221
Ferrexpo Finance PLC
7.875% due 04/07/2016		1,400	1,365
Fresnillo PLC
5.500% due 11/13/2023		15,640	15,796
Tullow Oil PLC
6.000% due 11/01/2020		10,420	10,628

76	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vedanta Resources PLC
7.125% due 05/31/2023 (f)		$1,590	$1,590
8.250% due 06/07/2021		3,370	3,587
9.500% due 07/18/2018		3,700	4,199

Total United Kingdom (Cost $67,492)			68,570

UNITED STATES 1.9%

CORPORATE BONDS & NOTES 1.9%
Cemex Finance LLC
5.250% due 04/01/2021 (a)	EUR	4,700	6,596
Gerdau Holdings, Inc.
7.000% due 01/20/2020		$3,480	3,880
Southern Copper Corp.
5.250% due 11/08/2042		16,490	14,201
7.500% due 07/27/2035		1,000	1,109

Total United States (Cost $27,135)			25,786

VIRGIN ISLANDS (BRITISH) 1.4%

CORPORATE BONDS & NOTES 1.4%
Big Will Investments Ltd.
10.875% due 04/29/2016		$2,200	2,357
CNPC General Capital Ltd.
3.400% due 04/16/2023		400	373
FPC Finance Ltd.
6.000% due 06/28/2019		500	536

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gerdau Trade, Inc.
4.750% due 04/15/2023	$1,800	$1,679
5.750% due 01/30/2021	960	989
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	5,700	4,959
Rosneft Finance S.A.
7.875% due 03/13/2018	3,610	4,052
Wiseyear Holdings Ltd.
5.875% due 04/06/2021	950	1,016
Yingde Gases Investment Ltd.
8.125% due 04/22/2018	2,960	2,975

Total Virgin Islands (British) (Cost $19,467)		18,936

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (e) 0.0%
		563

U.S. TREASURY BILLS 0.2%
0.071% due 08/14/2014 - 09/04/2014 (c)(h)(j)	$1,908	1,908

Total Short-Term Instruments (Cost $2,470)		2,471

Total Investments in Securities (Cost $1,244,988)		1,232,767

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 12.2%

SHORT-TERM INSTRUMENTS 12.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.2%
PIMCO Short-Term Floating NAV Portfolio	16,810,154	$168,186

Total Short-Term Instruments (Cost $168,186)		168,186

Total Investments in Affiliates (Cost $168,186)		168,186

Total Investments 101.8% (Cost $1,413,174)		$1,400,953

Financial Derivative Instruments (g)(i) (0.1%)
(Cost or Premiums, net $(1,775))		(1,457)

Other Assets and Liabilities, net (1.7%)		(20,153)

Net Assets 100.0%		$1,379,343

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$563	Fannie Mae 2.260% due 10/17/2022	$(576)	$563	$563

Total Repurchase Agreements						$(576)	$563	$563

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(1.150%)	03/20/2014	03/18/2016	$(1,477)	$(1,477)
	(1.000%)	02/14/2014	02/14/2016	(502)	(502)
	(1.000%)	02/18/2014	02/14/2016	(790)	(789)
DEU	(1.250%)	02/28/2014	04/01/2014	(2,440)	(2,437)
	(1.000%)	02/28/2014	02/26/2016	(3,075)	(3,073)

Total Reverse Repurchase Agreements					$(8,278)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $4,495 at a weighted average interest rate of (1.028%).

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	77

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(f)	Securities with an aggregate market value of $8,298 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(2,768)	$0	$0	$(2,768)	$2,795	$27
DEU	0	(5,510)	0	0	(5,510)	5,503	(7)
SSB	563	0	0	0	563	(576)	(13)

Total Borrowings and Other Financing Transactions	$563	$(8,278)	$0	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	9	$(4)	$1	$0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	203	(89)	0	(13)

Total Futures Contracts				$(93)	$1	$(13)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	0.800%	07/15/2014	$15,600	$(43)	$12	$0	$0
Pay	3-Month USD-LIBOR	0.750%	06/19/2017	15,400	(150)	(105)	8	0
Pay	3-Month USD-LIBOR	1.000%	06/19/2018	2,600	(51)	(47)	1	0
Pay	3-Month USD-LIBOR	1.250%	09/05/2018	51,200	(764)	(590)	13	0
Pay	3-Month USD-LIBOR	1.400%	09/05/2018	2,600	(22)	(14)	1	0
Pay	3-Month USD-LIBOR	1.450%	09/05/2018	24,200	(148)	(25)	7	0
Pay	3-Month USD-LIBOR	1.650%	09/05/2018	5,250	14	27	1	0
Pay	3-Month USD-LIBOR	2.000%	06/18/2019	8,200	18	(46)	0	0
Receive	3-Month USD-LIBOR	2.000%	06/19/2023	5,200	300	215	5	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	4,000	581	(174)	17	0

					$(265)	$(747)	$53	$0

Total Swap Agreements					$(265)	$(747)	$53	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(h)	Securities with an aggregate market value of $276 and cash of $2,133 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures		Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1	$53	$54	$0		$(13)	$0	$(13)

78	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		EUR	43,523	$		59,738	$2	$(224)
	05/2014			5,608			7,702	0	(24)
	05/2014		JPY	80,953			791	7	0

BRC	05/2014			239,357			2,339	19	0

CBK	05/2014			110,938			1,083	8	0

DUB	05/2014			74,893			731	5	0
	06/2014		GBP	168			279	0	0

FBF	04/2014		EUR	742			1,020	0	(2)
	04/2014	$		1,414		EUR	1,018	0	(11)

GLM	04/2014		EUR	3,295	$		4,576	36	0
	05/2014		JPY	74,813			731	6	0

HUS	04/2014		EUR	157			217	1	0

JPM	05/2014		JPY	162,010			1,582	12	0

RYL	04/2014	$		64,337		EUR	46,699	0	(2)
	05/2014		EUR	46,699	$		64,334	3	0

UAG	05/2014		JPY	137,399			1,341	9	0

Total Forward Foreign Currency Contracts								$108	$(263)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BRC	Call - OTC USD versus JPY	JPY	105.000	11/20/2014	$7,860	$189	$173

Total Purchased Options						$189	$173

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Put - OTC USD versus JPY	JPY	95.000	11/20/2014	$7,860	$(192)	$(59)

JPM	Put - OTC USD versus JPY		91.000	02/18/2016	2,730	(70)	(59)

						$(262)	$(118)

Total Written Options						$(262)	$(118)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at 03/31/2013	0	$288,900	$(568)
Sales	130	326,390	(1,422)
Closing Buys	0	(15,650)	73
Expirations	(65)	(485,300)	1,215
Exercised	(65)	(103,750)	440

Balance at 03/31/2014	0	$10,590	$(262)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	79

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Brazil Government International Bond	1.000%	03/20/2015	0.351%	$600	$3	$1	$4	$0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	2.827%	8,500	(511)	(186)	0	(697)
	Pemex Project Funding Master Trust	1.000%	03/20/2019	1.173%	7,900	(153)	91	0	(62)
	Petrobras International Finance Co.	1.000%	09/20/2014	0.721%	2,000	(8)	12	4	0

BRC	Pemex Project Funding Master Trust	1.000%	03/20/2019	1.173%	2,000	(51)	35	0	(16)

CBK	Gazprom OAO Via Gaz Capital S.A.	1.000%	12/20/2015	2.114%	5,900	(39)	(71)	0	(110)
	Rosneft Oil Co. via Rosneft International Finance Ltd.	1.000%	06/20/2014	1.668%	8,300	(36)	26	0	(10)
	Thailand Government International Bond	1.000%	06/20/2019	1.246%	4,700	(85)	29	0	(56)

DUB	Brazil Government International Bond	1.000%	03/20/2016	0.676%	1,800	(1)	14	13	0

GST	Brazil Government International Bond	1.000%	03/20/2015	0.351%	100	0	0	0	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%	8,400	(12)	68	56	0
	Pemex Project Funding Master Trust	1.000%	03/20/2019	1.173%	3,400	(63)	36	0	(27)
	Petrobras International Finance Co.	1.000%	03/20/2019	2.477%	7,900	(681)	146	0	(535)

HUS	Brazil Government International Bond	1.000%	03/20/2015	0.351%	1,800	8	4	12	0
	Colombia Government International Bond	1.000%	03/20/2016	0.484%	2,300	16	8	24	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.074%	200	(6)	6	0	0

MYC	Brazil Government International Bond	1.000%	03/20/2015	0.351%	1,600	7	4	11	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.074%	2,300	(79)	77	0	(2)
	Thailand Government International Bond	1.000%	06/20/2019	1.246%	600	(11)	4	0	(7)

						$(1,702)	$304	$124	$(1,522)

Total Swap Agreements						$(1,702)	$304	$124	$(1,522)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(j)	Securities with an aggregate market value of $1,632 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$9	$0	$0	$9	$(248)	$0	$0	$(248)	$(239)	$101	$(138)
BPS	0	0	8	8	0	0	(759)	(759)	(751)	960	209
BRC	19	173	0	192	0	(59)	(16)	(75)	117	(270)	(153)
CBK	8	0	0	8	0	0	(176)	(176)	(168)	0	(168)
DUB	5	0	13	18	0	0	0	0	18	0	18
FBF	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
GLM	42	0	0	42	0	0	0	0	42	0	42
GST	0	0	56	56	0	0	(562)	(562)	(506)	571	65
HUS	1	0	36	37	0	0	0	0	37	0	37
JPM	12	0	0	12	0	(59)	0	(59)	(47)	0	(47)
MYC	0	0	11	11	0	0	(9)	(9)	2	(105)	(103)
RYL	3	0	0	3	(2)	0	0	(2)	1	0	1
UAG	9	0	0	9	0	0	0	0	9	0	9

Total Over the Counter	$108	$173	$124	$405	$(263)	$(118)	$(1,522)	$(1,903)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

80	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	0	0	0	53	53

	$0	$0	$0	$0	$54	$54

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$108	$0	$108
Purchased Options	0	0	0	173	0	173
Swap Agreements	0	124	0	0	0	124

	$0	$124	$0	$281	$0	$405

	$0	$124	$0	$281	$54	$459

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$263	$0	$263
Written Options	0	0	0	118	0	118
Swap Agreements	0	1,522	0	0	0	1,522

	$0	$1,522	$0	$381	$0	$1,903

	$0	$1,522	$0	$381	$13	$1,916

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$17	$17
Futures	0	0	0	0	(3,668)	(3,668)
Swap Agreements	0	0	0	0	599	599

	$0	$0	$0	$0	$(3,052)	$(3,052)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,971)	$0	$(1,971)
Written Options	0	0	0	0	1,156	1,156
Swap Agreements	0	(6,121)	0	0	756	(5,365)

	$0	$(6,121)	$0	$(1,971)	$1,912	$(6,180)

	$0	$(6,121)	$0	$(1,971)	$(1,140)	$(9,232)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,052)	$(1,052)
Swap Agreements	0	0	0	0	(729)	(729)

	$0	$0	$0	$0	$(1,781)	$(1,781)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(633)	$0	$(633)
Purchased Options	0	0	0	(16)	0	(16)
Written Options	0	0	0	144	(484)	(340)
Swap Agreements	0	758	0	0	(853)	(95)

	$0	$758	$0	$(505)	$(1,337)	$(1,084)

	$0	$758	$0	$(505)	$(3,118)	$(2,865)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	81

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Austria
Corporate Bonds & Notes	$0	$16,659	$0	$16,659
Barbados
Corporate Bonds & Notes	0	13,241	0	13,241
Bermuda
Corporate Bonds & Notes	0	64,348	0	64,348
Brazil
Corporate Bonds & Notes	0	132,479	0	132,479
Bulgaria
Corporate Bonds & Notes	0	8,294	0	8,294
Canada
Corporate Bonds & Notes	0	12,740	0	12,740
Cayman Islands
Corporate Bonds & Notes	0	97,568	2,946	100,514
Chile
Corporate Bonds & Notes	0	35,308	0	35,308
China
Corporate Bonds & Notes	0	12,691	0	12,691
Colombia
Corporate Bonds & Notes	0	36,518	0	36,518
Croatia
Corporate Bonds & Notes	0	1,167	0	1,167
Czech Republic
Corporate Bonds & Notes	0	14,686	0	14,686
Dominican Republic
Corporate Bonds & Notes	0	10,333	0	10,333
Guatemala
Corporate Bonds & Notes	0	7,670	0	7,670
Hong Kong
Corporate Bonds & Notes	0	32,238	0	32,238
Hungary
Corporate Bonds & Notes	0	908	0	908
India
Corporate Bonds & Notes	0	33,415	0	33,415
Indonesia
Corporate Bonds & Notes	0	3,167	0	3,167
Ireland
Corporate Bonds & Notes	0	136,644	0	136,644
Israel
Corporate Bonds & Notes	0	8,760	0	8,760
Kazakhstan
Corporate Bonds & Notes	0	29,815	0	29,815
Luxembourg
Corporate Bonds & Notes	0	91,394	0	91,394
Mexico
Corporate Bonds & Notes	0	53,872	62	53,934
Netherlands
Corporate Bonds & Notes	0	12,134	0	12,134
Panama
Corporate Bonds & Notes	0	1,319	0	1,319
Paraguay
Corporate Bonds & Notes	0	3,625	0	3,625
Peru
Corporate Bonds & Notes	0	40,994	0	40,994

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Philippines
Corporate Bonds & Notes	$0	$1,154	$0	$1,154
Romania
Corporate Bonds & Notes	0	6,880	0	6,880
Russia
Corporate Bonds & Notes	0	91,621	0	91,621
Singapore
Corporate Bonds & Notes	0	9,668	0	9,668
South Korea
Corporate Bonds & Notes	0	21,734	0	21,734
Sweden
Corporate Bonds & Notes	0	36,988	0	36,988
Thailand
Corporate Bonds & Notes	0	193	0	193
Trinidad and Tobago
Corporate Bonds & Notes	0	878	0	878
Turkey
Corporate Bonds & Notes	0	12,684	0	12,684
United Arab Emirates
Corporate Bonds & Notes	0	20,209	0	20,209
United Kingdom
Corporate Bonds & Notes	0	68,570	0	68,570
United States
Corporate Bonds & Notes	0	25,786	0	25,786
Virgin Islands (British)
Corporate Bonds & Notes	0	18,936	0	18,936
Short-Term Instruments
Repurchase Agreements	0	563	0	563
U.S. Treasury Bills	0	1,908	0	1,908
	$0	$1,229,759	$3,008	$1,232,767

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$168,186	$0	$0	$168,186

Total Investments	$168,186	$1,229,759	$3,008	$1,400,953

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1	53	0	54
Over the counter	0	405	0	405
	$1	$458	$0	$459

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(13)	0	0	(13)
Over the counter	0	(1,903)	0	(1,903)
	$(13)	$(1,903)	$0	$(1,916)

Totals	$168,174	$1,228,314	$3,008	$1,399,496

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

82	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Currency Fund

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 66.5%

BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%
CITIC Resources Finance Ltd.
6.750% due 05/15/2014		$2,800	$2,816
Qtel International Finance Ltd.
3.375% due 10/14/2016		500	526
6.500% due 06/10/2014		10,600	10,694

Total Bermuda (Cost $14,017)			14,036

BRAZIL 9.0%

CORPORATE BONDS & NOTES 6.2%
Banco Bradesco S.A.
2.336% due 05/16/2014		$47,775	47,792
Banco do Brasil S.A.
2.899% due 07/02/2014		21,100	21,096
4.500% due 01/22/2015		48,460	50,035
4.500% due 01/20/2016	EUR	21,400	30,808
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		$1,900	1,936
Banco Santander Brasil S.A.
4.250% due 01/14/2016		11,600	12,079
4.500% due 04/06/2015		9,275	9,599
4.625% due 02/13/2017		3,985	4,214
Banco Votorantim S.A.
5.250% due 02/11/2016		9,800	10,167
Caixa Economica Federal
2.375% due 11/06/2017		5,600	5,418
Centrais Eletricas Brasileiras S.A.
7.750% due 11/30/2015		18,810	20,574
CSN Islands Corp.
10.000% due 01/15/2015		7,150	7,650
JBS S.A.
10.500% due 08/04/2016		900	1,018
Petrobras Global Finance BV
1.855% due 05/20/2016		16,300	16,157
2.000% due 05/20/2016		9,000	8,944
2.379% due 01/15/2019		22,500	22,022
2.593% due 03/17/2017		11,800	11,874
Petrobras International Finance Co.
2.875% due 02/06/2015		55,750	56,614
3.875% due 01/27/2016		13,170	13,559
5.875% due 03/01/2018		4,980	5,339
8.375% due 12/10/2018		3,400	3,979
Raizen Fuels Finance Ltd.
9.500% due 08/15/2014		300	310

			361,184

SOVEREIGN ISSUES 2.8%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		5,700	5,821
Brazil Government International Bond
7.875% due 03/07/2015		10,000	10,650
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2015	BRL	65,200	26,496
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2017		1,900	2,023
10.000% due 01/01/2017		191,019	79,843
10.000% due 01/01/2021		7,120	2,786
10.000% due 01/01/2023		11,142	4,262
10.000% due 01/01/2025		82,300	30,619

			162,500

Total Brazil (Cost $538,893)			523,684

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CANADA 0.0%

CORPORATE BONDS & NOTES 0.0%
Harvest Operations Corp.
2.125% due 05/14/2018		$800	$793

Total Canada (Cost $794)			793

CAYMAN ISLANDS 1.2%

ASSET-BACKED SECURITIES 0.1%
Dryden Leveraged Loan CDO
0.477% due 10/20/2020		$3,697	3,669
Hyundai Capital Auto Funding Ltd.
1.156% due 09/20/2016		1,343	1,336

			5,005

CORPORATE BONDS & NOTES 1.1%
Baidu, Inc.
2.250% due 11/28/2017		200	201
3.250% due 08/06/2018		3,800	3,891
IPIC GMTN Ltd.
3.125% due 11/15/2015		12,275	12,717
QNB Finance Ltd.
1.486% due 10/31/2016		500	508
3.125% due 11/16/2015		45,055	46,744

			64,061

Total Cayman Islands (Cost $68,201)			69,066

CHILE 0.7%

CORPORATE BONDS & NOTES 0.7%
Banco del Estado de Chile
2.000% due 11/09/2017		$2,100	2,093
Banco Santander Chile
1.837% due 01/19/2016		4,600	4,566
3.750% due 09/22/2015		27,300	28,315
Corp. Nacional del Cobre de Chile
7.500% due 01/15/2019		2,600	3,132
Telefonica Moviles Chile S.A.
2.875% due 11/09/2015		1,000	1,022

Total Chile (Cost $38,943)			39,128

CHINA 0.6%

SOVEREIGN ISSUES 0.6%
China Development Bank Corp.
2.950% due 08/02/2015	CNY	34,000	5,430
Export-Import Bank of China
3.350% due 06/18/2017		92,000	14,796
4.875% due 07/21/2015		$7,699	8,098
5.250% due 07/29/2014		9,212	9,344

Total China (Cost $38,000)			37,668

COLOMBIA 1.8%

CORPORATE BONDS & NOTES 0.1%
Ecopetrol S.A.
7.625% due 07/23/2019		$5,930	7,138

SOVEREIGN ISSUES 1.7%
Bogota Distrito Capital
9.750% due 07/26/2028	COP	60,000	35
Colombia Government International Bond
7.750% due 04/14/2021		114,000	65
8.250% due 12/22/2014		$12,080	12,729
12.000% due 10/22/2015	COP	121,956,000	69,005

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Colombian TES
5.000% due 11/21/2018	COP	8,935,000	$4,458
7.000% due 05/04/2022		1,691,000	894
7.250% due 06/15/2016		19,860,000	10,567

			97,753

Total Colombia (Cost $110,524)			104,891

CROATIA 0.0%

SOVEREIGN ISSUES 0.0%
Croatia Government International Bond
6.250% due 04/27/2017		$800	861

Total Croatia (Cost $858)			861

CZECH REPUBLIC 0.0%

CORPORATE BONDS & NOTES 0.0%
Hyundai Motor Manufacturing Czech s.r.o.
4.500% due 04/15/2015		$750	776

Total Czech Republic (Cost $776)			776

FRANCE 0.2%

CORPORATE BONDS & NOTES 0.2%
Credit Agricole Home Loan SFH
0.987% due 07/21/2014		$10,000	10,020

Total France (Cost $10,016)			10,020

HONG KONG 0.2%

CORPORATE BONDS & NOTES 0.2%
China Resources Power Holdings Co. Ltd.
3.750% due 08/03/2015		$900	920
CNOOC Finance Ltd.
1.125% due 05/09/2016		8,200	8,202

Total Hong Kong (Cost $9,102)			9,122

INDIA 2.3%

CORPORATE BONDS & NOTES 2.3%
Bank of India
4.750% due 09/30/2015		$1,525	1,587
Export-Import Bank of India
4.000% due 08/07/2017		8,900	9,301
4.375% due 02/02/2015		13,041	13,324
4.400% due 04/21/2015		19,943	20,485
HDFC Bank Ltd.
3.000% due 11/30/2016		4,100	4,167
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		48,422	49,435
Indian Railway Finance Corp. Ltd.
4.406% due 03/30/2016		450	470
ONGC Videsh Ltd.
2.500% due 05/07/2018		1,200	1,158
State Bank of India
2.387% due 01/21/2016		4,700	4,677
4.125% due 08/01/2017		900	933
4.500% due 07/27/2015		31,025	32,138

Total India (Cost $137,130)			137,675

INDONESIA 3.0%

CORPORATE BONDS & NOTES 0.6%
Majapahit Holding BV
7.750% due 10/17/2016		$29,797	33,663

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	83

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.4%
Indonesia Government International Bond
6.875% due 03/09/2017		$22,695	$25,616
7.250% due 04/20/2015		36,775	39,258
7.500% due 01/15/2016		2,250	2,497
10.375% due 05/04/2014		74,723	75,564

			142,935

Total Indonesia (Cost $175,549)			176,598

IRELAND 0.2%

ASSET-BACKED SECURITIES 0.0%
Avoca CLO PLC
0.655% due 09/15/2021	EUR	609	828
Dryden Leveraged Loan CDO
0.664% due 01/25/2022		620	843

			1,671

CORPORATE BONDS & NOTES 0.2%
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016		$200	207
OJSC Novolipetsk Steel via Steel Funding Ltd.
4.450% due 02/19/2018		1,800	1,773
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017		300	313
VEB-Leasing Via VEB Leasing Investment Ltd.
5.125% due 05/27/2016		5,100	5,138
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016		400	413
9.125% due 04/30/2018		100	111
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		2,500	2,566

			10,521

Total Ireland (Cost $12,326)			12,192

KAZAKHSTAN 2.3%

CORPORATE BONDS & NOTES 2.3%
Intergas Finance BV
6.375% due 05/14/2017		$1,700	1,819
KazMunayGas National Co. JSC
9.125% due 07/02/2018		16,750	20,163
11.750% due 01/23/2015		82,000	88,149
Samruk-Energy JSC
3.750% due 12/20/2017		700	685
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		25,491	25,911

Total Kazakhstan (Cost $136,569)			136,727

LITHUANIA 0.1%

SOVEREIGN ISSUES 0.1%
Lithuania Government International Bond
6.750% due 01/15/2015		$4,972	5,196

Total Lithuania (Cost $5,185)			5,196

LUXEMBOURG 6.9%

CORPORATE BONDS & NOTES 6.9%
Gazprom OAO Via Gaz Capital S.A.
4.950% due 05/23/2016		$17,800	18,400
5.092% due 11/29/2015		11,100	11,522
5.364% due 10/31/2014	EUR	1,200	1,685
5.875% due 06/01/2015		7,100	10,185

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.212% due 11/22/2016		$400	$426
8.125% due 07/31/2014		59,273	60,458
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		12,800	12,768
6.299% due 05/15/2017		250	258
8.700% due 03/17/2016	RUB	1,049,500	28,791
9.000% due 06/11/2014		$55,949	56,649
Sberbank of Russia Via SB Capital S.A.
5.180% due 06/28/2019		2,400	2,448
5.400% due 03/24/2017		11,800	12,287
5.499% due 07/07/2015		133,920	139,277
7.000% due 01/31/2016	RUB	158,000	4,303
Severstal OAO Via Steel Capital S.A.
4.450% due 03/19/2018		$4,700	4,606
6.250% due 07/26/2016		1,000	1,041
6.700% due 10/25/2017		19,495	20,275
9.250% due 04/19/2014		13,300	13,357
VTB Bank OJSC Via VTB Capital S.A.
6.000% due 04/12/2017		1,860	1,920
6.465% due 03/04/2015		7,000	7,192

Total Luxembourg (Cost $411,694)			407,848

MALAYSIA 0.3%

CORPORATE BONDS & NOTES 0.2%
Export-Import Bank of Malaysia Bhd.
2.875% due 12/14/2017		$400	414
Penerbangan Malaysia Bhd.
5.625% due 03/15/2016		10,750	11,687

			12,101

SOVEREIGN ISSUES 0.1%
1Malaysia Sukuk Global Bhd.
3.928% due 06/04/2015		8,600	8,927

Total Malaysia (Cost $20,902)			21,028

MEXICO 2.5%

CORPORATE BONDS & NOTES 2.1%
America Movil S.A.B. de C.V.
1.234% due 09/12/2016		$23,000	23,270
3.625% due 03/30/2015		100	103
5.750% due 01/15/2015		2,150	2,235
6.450% due 12/05/2022	MXN	254,400	18,246
9.000% due 01/15/2016		100,700	8,247
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		$700	728
BBVA Bancomer S.A.
4.500% due 03/10/2016		1,500	1,594
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014 ^		1,700	234
9.250% due 06/30/2020 ^		630	87
Petroleos Mexicanos
4.875% due 03/15/2015		39,321	40,894
Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015		5,679	5,874
8.750% due 01/31/2016	MXN	285,300	23,414
Urbi Desarrollos Urbanos S.A.B. de C.V.
8.330% due 12/09/2014 ^		39,100	359

			125,285

SOVEREIGN ISSUES 0.4%
Mexico Government International Bond
5.625% due 01/15/2017		$15,400	17,171
6.625% due 03/03/2015		3,450	3,644

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
11.375% due 09/15/2016		$140	$176

			20,991

Total Mexico (Cost $153,074)			146,276

NETHERLANDS 0.5%

ASSET-BACKED SECURITIES 0.0%
Harbourmaster CLO BV
0.564% due 06/15/2020	EUR	67	92

CORPORATE BONDS & NOTES 0.5%
Kazakhstan Temir Zholy Finance BV
7.000% due 05/11/2016		$600	653
SABIC Capital BV
3.000% due 11/02/2015		5,570	5,749
Volkswagen International Finance NV
0.857% due 04/01/2014		20,200	20,200
Waha Aerospace BV
3.925% due 07/28/2020		338	359

			26,961

Total Netherlands (Cost $27,032)			27,053

PANAMA 0.4%

SOVEREIGN ISSUES 0.4%
Panama Government International Bond
7.250% due 03/15/2015		$21,784	23,118

Total Panama (Cost $23,006)			23,118

PERU 0.5%

CORPORATE BONDS & NOTES 0.0%
BBVA Banco Continental S.A.
3.250% due 04/08/2018		$900	907

SOVEREIGN ISSUES 0.5%
Peru Government International Bond
8.375% due 05/03/2016		13,196	15,143
9.875% due 02/06/2015		13,480	14,511

			29,654

Total Peru (Cost $30,436)			30,561

PHILIPPINES 0.0%

CORPORATE BONDS & NOTES 0.0%
Power Sector Assets & Liabilities Management Corp.
6.875% due 11/02/2016		$500	567

Total Philippines (Cost $565)			567

POLAND 0.8%

SOVEREIGN ISSUES 0.8%
Poland Government International Bond
2.720% due 01/25/2015	PLN	59,724	19,789
5.000% due 04/25/2016		2,700	929
5.500% due 04/25/2015		84,360	28,701

Total Poland (Cost $51,935)			49,419

QATAR 2.6%

CORPORATE BONDS & NOTES 1.6%
Nakilat, Inc.
6.067% due 12/31/2033		$755	797
Qatari Diar Finance Co.
3.500% due 07/21/2015		20,000	20,724

84	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.500% due 09/30/2014		$65,938	$67,422
5.832% due 09/30/2016		3,409	3,639

			92,582

SOVEREIGN ISSUES 1.0%
Qatar Government International Bond
4.000% due 01/20/2015		38,819	39,886
5.150% due 04/09/2014		16,400	16,417

			56,303

Total Qatar (Cost $148,081)			148,885

ROMANIA 1.5%

SOVEREIGN ISSUES 1.5%
Romania Government Bond
5.000% due 03/18/2015	EUR	1,000	1,425
5.850% due 07/28/2014	RON	278,400	86,922

Total Romania (Cost $88,456)			88,347

RUSSIA 1.0%

CORPORATE BONDS & NOTES 0.8%
ALROSA Finance S.A.
8.875% due 11/17/2014		$2,000	2,068
Lukoil International Finance BV
6.375% due 11/05/2014		8,300	8,489
VimpelCom Holdings BV
4.234% due 06/29/2014		35,600	35,673

			46,230

SOVEREIGN ISSUES 0.2%
Russia Government International Bond
3.250% due 04/04/2017		12,000	12,240
7.600% due 04/14/2021	RUB	3,500	95

			12,335

Total Russia (Cost $58,846)			58,565

SERBIA 0.1%

SOVEREIGN ISSUES 0.1%
Republic of Serbia
5.250% due 11/21/2017		$2,800	2,919
5.875% due 12/03/2018		3,400	3,613

Total Serbia (Cost $6,439)			6,532

SINGAPORE 0.1%

CORPORATE BONDS & NOTES 0.1%
STATS ChipPAC Ltd.
5.375% due 03/31/2016		$3,700	3,816

Total Singapore (Cost $3,798)			3,816

SLOVENIA 0.3%

SOVEREIGN ISSUES 0.3%
Slovenia Government International Bond
4.750% due 05/10/2018		$15,000	16,088

Total Slovenia (Cost $15,808)			16,088

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA 2.7%

CORPORATE BONDS & NOTES 0.1%
FirstRand Bank Ltd.
4.375% due 06/09/2016		$1,000	$1,046
Transnet SOC Ltd.
4.500% due 02/10/2016		5,100	5,345

			6,391

SOVEREIGN ISSUES 2.6%
South Africa Government International Bond
6.500% due 06/02/2014		99,977	100,877
7.000% due 02/28/2031	ZAR	21,300	1,712
8.000% due 12/21/2018		291,900	27,938
8.250% due 09/15/2017		230,900	22,375

			152,902

Total South Africa (Cost $178,060)			159,293

SOUTH KOREA 7.4%

CORPORATE BONDS & NOTES 6.7%
Export-Import Bank of Korea
0.992% due 01/14/2017		$2,900	2,918
1.083% due 09/17/2016		3,900	3,914
1.216% due 05/14/2014		40,500	40,527
1.250% due 11/20/2015		27,500	27,735
2.034% due 03/21/2015		33,000	33,407
4.000% due 01/11/2017		4,400	4,764
4.125% due 09/09/2015		1,518	1,592
5.125% due 03/16/2015		100	104
5.875% due 01/14/2015		23,510	24,476
Hana Bank
1.375% due 02/05/2016		9,600	9,638
4.000% due 11/03/2016		2,597	2,770
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		8,450	9,025
6.000% due 05/05/2015		950	1,001
Industrial Bank of Korea
1.375% due 10/05/2015		18,700	18,852
3.750% due 09/29/2016		15,185	16,186
Kookmin Bank
1.114% due 01/27/2017		1,500	1,507
Korea Development Bank
0.527% due 04/03/2014	EUR	1,400	1,929
0.900% due 02/20/2015		$83,500	83,340
0.935% due 08/20/2015		22,000	22,048
1.000% due 01/22/2016		700	700
1.170% due 08/20/2015		1,800	1,807
3.250% due 03/09/2016		2,100	2,197
3.500% due 08/22/2017		700	743
4.000% due 09/09/2016		1,300	1,387
4.375% due 08/10/2015		5,000	5,247
Korea Electric Power Corp.
3.000% due 10/05/2015		14,360	14,781
5.500% due 07/21/2014		1,600	1,624
Korea Exchange Bank
4.875% due 01/14/2016		5,450	5,808
Korea Hydro & Nuclear Power Co. Ltd.
2.875% due 10/02/2018		400	407
3.125% due 09/16/2015		18,650	19,225
6.250% due 06/17/2014		24,595	24,890
Korea National Oil Corp.
2.875% due 11/09/2015		704	725
4.000% due 10/27/2016		1,350	1,439
KT Corp.
4.875% due 07/15/2015		160	168

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 06/24/2014		$460	$465
Shinhan Bank
4.125% due 10/04/2016		950	1,016
4.375% due 09/15/2015		900	945
Woori Bank Co. Ltd.
4.500% due 10/07/2015		450	474
4.750% due 01/20/2016		400	425
7.000% due 02/02/2015		1,000	1,051

			391,257

SOVEREIGN ISSUES 0.7%
Korea Housing Finance Corp.
3.500% due 12/15/2016		11,000	11,732
4.125% due 12/15/2015		24,975	26,400
Republic of Korea
5.750% due 04/16/2014		3,450	3,456

			41,588

Total South Korea (Cost $431,128)			432,845

SPAIN 0.2%

SOVEREIGN ISSUES 0.2%
Autonomous Community of Catalonia
3.875% due 04/07/2015	EUR	1,900	2,687
4.300% due 11/15/2016		200	293
Autonomous Community of Valencia
3.250% due 07/06/2015		420	589
4.375% due 07/16/2015		740	1,058
Junta de Castilla y Leon
6.270% due 02/19/2018		550	880
Xunta de Galicia
5.763% due 04/03/2017		800	1,248
6.131% due 04/03/2018		1,500	2,396

Total Spain (Cost $8,364)			9,151

SRI LANKA 0.4%

SOVEREIGN ISSUES 0.4%
Sri Lanka Government International Bond
7.400% due 01/22/2015		$21,400	22,309

Total Sri Lanka (Cost $22,132)			22,309

TURKEY 0.8%

SOVEREIGN ISSUES 0.8%
Turkey Government International Bond
6.750% due 04/03/2018		$800	884
7.000% due 09/26/2016		2,150	2,364
7.250% due 03/15/2015		34,475	36,181
7.500% due 07/14/2017		6,700	7,557

Total Turkey (Cost $47,199)			46,986

UNITED ARAB EMIRATES 0.6%

CORPORATE BONDS & NOTES 0.4%
Dolphin Energy Ltd.
5.888% due 06/15/2019		$21,782	24,363

SOVEREIGN ISSUES 0.2%
Emirate of Abu Dhabi Government International Bond
5.500% due 04/08/2014		13,000	13,020

Total United Arab Emirates (Cost $37,274)			37,383

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	85

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 0.2%

CORPORATE BONDS & NOTES 0.2%
Afren PLC
11.500% due 02/01/2016	$7,300	$8,304
HBOS PLC
0.935% due 09/06/2017	2,000	1,979

Total United Kingdom (Cost $9,944)		10,283

UNITED STATES 2.0%

ASSET-BACKED SECURITIES 0.1%
AFC Home Equity Loan Trust
0.934% due 02/25/2029	$252	208
Carrington Mortgage Loan Trust
0.354% due 06/25/2037	559	548
0.474% due 10/25/2035	63	63
Citigroup Mortgage Loan Trust, Inc.
0.214% due 07/25/2045	251	196
Credit-Based Asset Servicing and Securitization LLC
0.274% due 07/25/2037	59	38
Educational Funding Co. LLC
0.489% due 10/25/2029	3,603	3,074
GE-WMC Mortgage Securities Trust
0.194% due 08/25/2036	56	26
GSAA Home Equity Trust
0.454% due 05/25/2047	532	383
GSAMP Trust
0.224% due 12/25/2036	144	74
HSI Asset Loan Obligation Trust
0.214% due 12/25/2036	53	22
JPMorgan Mortgage Acquisition Trust
0.264% due 08/25/2036	3,447	1,810
MASTR Asset-Backed Securities Trust
0.204% due 01/25/2037	295	112
Morgan Stanley Mortgage Loan Trust
0.384% due 02/25/2037	417	242
New Century Home Equity Loan Trust
0.334% due 05/25/2036	590	385
Securitized Asset-Backed Receivables LLC Trust
0.214% due 12/25/2036 ^	344	121
0.234% due 11/25/2036 ^	252	107

		7,409

CORPORATE BONDS & NOTES 1.6%
AbbVie, Inc.
1.200% due 11/06/2015	2,570	2,593
Ally Financial, Inc.
3.125% due 01/15/2016	700	716
6.750% due 12/01/2014	300	311
American Honda Finance Corp.
0.609% due 05/26/2016	100	100
Anheuser-Busch InBev Worldwide, Inc.
0.800% due 07/15/2015	1,023	1,027
CIT Group, Inc.
5.250% due 04/01/2014	13,700	13,700
Daimler Finance North America LLC
1.020% due 04/10/2014	1,500	1,500
DISH DBS Corp.
7.125% due 02/01/2016	3,900	4,270
Ford Motor Credit Co. LLC
2.750% due 05/15/2015	6,250	6,379
5.625% due 09/15/2015	1,400	1,493
8.000% due 06/01/2014	800	810
General Mills, Inc.
5.200% due 03/17/2015	300	313

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Motors Financial Co., Inc.
2.750% due 05/15/2016	$1,900	$1,930
HCA, Inc.
6.500% due 02/15/2016	500	544
7.190% due 11/15/2015	1,000	1,090
7.875% due 02/15/2020	500	534
8.500% due 04/15/2019	800	838
Hyundai Capital America
1.625% due 10/02/2015	978	987
3.750% due 04/06/2016	3,225	3,373
International Lease Finance Corp.
4.875% due 04/01/2015	800	832
5.750% due 05/15/2016	1,100	1,186
6.500% due 09/01/2014	300	308
6.750% due 09/01/2016	2,100	2,347
8.625% due 09/15/2015	100	111
JPMorgan Chase Bank N.A.
0.563% due 06/13/2016	1,000	995
MGM Resorts International
6.625% due 07/15/2015	4,600	4,899
6.875% due 04/01/2016	900	988
7.500% due 06/01/2016	100	112
National Rural Utilities Cooperative Finance Corp.
1.000% due 02/02/2015	2,700	2,715
Pemex Project Funding Master Trust
5.750% due 03/01/2018	5,900	6,571
7.375% due 12/15/2014	6,000	6,294
PepsiCo, Inc.
0.444% due 02/26/2016	2,700	2,704
SABMiller Holdings, Inc.
1.850% due 01/15/2015	6,319	6,381
SLM Corp.
6.250% due 01/25/2016	1,600	1,726
Springleaf Finance Corp.
5.400% due 12/01/2015	500	525
5.750% due 09/15/2016	300	319
SSIF Nevada LP
0.942% due 04/14/2014	11,000	11,002
Wachovia Bank N.A.
0.618% due 11/03/2014	640	641

		93,164

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Investment Trust
0.354% due 03/25/2046	4,530	3,658
Banc of America Mortgage Trust
2.623% due 07/25/2034	278	281
Countrywide Alternative Loan Trust
4.886% due 10/25/2035 ^	201	168
Countrywide Home Loan Mortgage Pass-Through Trust
2.518% due 04/20/2035	1,605	1,641
5.067% due 02/20/2036 ^	324	289
Credit Suisse First Boston Mortgage Securities Corp.
2.256% due 06/25/2033	1,135	1,128
Morgan Stanley Capital Trust
5.577% due 04/12/2049	1,572	1,606
Structured Adjustable Rate Mortgage Loan Trust
2.451% due 07/25/2034	2,515	2,510

		11,281

U.S. GOVERNMENT AGENCIES 0.1%
Fannie Mae
1.332% due 06/01/2043 - 07/01/2044	425	435
2.029% due 11/01/2035	68	71
5.128% due 11/01/2035	187	201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.282% due 09/01/2035		$136	$147
5.285% due 10/01/2035		108	116
5.309% due 08/01/2035		128	138
5.360% due 09/01/2035		36	38
Freddie Mac
0.434% due 09/25/2031		207	194
2.418% due 08/01/2035		23	25
5.000% due 07/01/2025 - 12/01/2041		4,332	4,735

			6,100

Total United States (Cost $119,119)			117,954

VIRGIN ISLANDS (BRITISH) 0.9%

CORPORATE BONDS & NOTES 0.9%
CNPC General Capital Ltd.
1.450% due 04/16/2016		$10,000	10,006
GTL Trade Finance, Inc.
7.250% due 10/20/2017		1,500	1,701
Rosneft Finance S.A.
6.250% due 02/02/2015		13,400	13,802
6.625% due 03/20/2017		800	861
7.500% due 07/18/2016		6,400	6,960
7.875% due 03/13/2018		16,350	18,352

Total Virgin Islands (British) (Cost $52,237)			51,682

SHORT-TERM INSTRUMENTS 12.0%

CERTIFICATES OF DEPOSIT 1.3%
Intesa Sanpaolo SpA
1.650% due 04/07/2015		$77,000	77,024

COMMERCIAL PAPER 0.0%
Ford Motor Credit Co.
0.900% due 10/03/2014		2,100	2,094

SHORT-TERM NOTES 0.0%
Korea Development Bank
0.700% due 04/30/2014	EUR	2,100	2,893

JAPAN TREASURY BILLS 2.6%
0.050% due 04/14/2014 - 05/07/2014 (a)	JPY	15,620,000	151,329

MALAYSIA TREASURY BILLS 1.8%
2.932% due 04/01/2014 - 07/10/2014 (a)	MYR	351,900	107,641

MEXICO TREASURY BILLS 5.3%
3.513% due 04/03/2014 - 08/21/2014 (a)	MXN	4,038,213	308,377

U.S. TREASURY BILLS 1.0%
0.070% due 04/17/2014 - 09/18/2014 (a)(c)		$57,757	57,747

Total Short-Term Instruments (Cost $708,174)			707,105

Total Investments in Securities (Cost $3,950,586)			3,901,527

86	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 32.8%

SHORT-TERM INSTRUMENTS 32.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 32.8%
PIMCO Short-Term Floating NAV Portfolio	86,965,676	$870,092
PIMCO Short-Term Floating NAV Portfolio III	105,576,650	1,054,816

Total Short-Term Instruments (Cost $1,925,425)		1,924,908

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $1,925,425)	$1,924,908

Total Investments 99.3% (Cost $5,876,011)	$5,826,435

Financial Derivative Instruments (b) 0.6% (Cost or Premiums, net $(7,106))	34,561

Other Assets and Liabilities, net 0.1%	4,587

Net Assets 100.0%	$5,865,583

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Freddie Mac	5.000%	05/01/2044	$13,000	$(14,105)	$(14,099)
Freddie Mac	6.000%	04/01/2044	2,000	(2,219)	(2,222)

				$(16,324)	$(16,321)

Total Short Sales				$(16,324)	$(16,321)

As of March 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2014 was $475 at a weighted average interest rate of (0.795%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (1)
Master Securities Forward Transaction Agreement JPS	$0	$0	$0	$(16,321)	$(16,321)	$0	$(16,321)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$(16,321)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(b)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2014	BRL	148,223	$		62,873	$ 0	$(2,452)
	04/2014	EUR	65,760			90,256	0	(339)
	04/2014	HKD	535,664			69,046	2	(20)
	04/2014	INR	76,884			1,250	0	(29)
	04/2014	PHP	177,520			4,000	36	0
	04/2014	RUB	5,515,186			153,669	0	(2,901)
	04/2014	TWD	627,440			20,568	0	(48)
	04/2014	$	64,834		BRL	148,223	621	(130)
	04/2014		11,503		CLP	6,544,632	430	0
	04/2014		23,668		HKD	183,474	0	(12)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	87

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2014		$	170,566		INR	10,836,154	$9,706	$0
	04/2014			9,042		MYR	29,839	107	0
	04/2014			4,109		PHP	181,741	0	(51)
	04/2014			164,501		THB	5,324,890	0	(500)
	04/2014			213,982		TWD	6,297,757	0	(7,051)
	05/2014		BRL	37,315	$		15,703	0	(602)
	05/2014		JPY	80,749			789	6	0
	05/2014		$	62,389		BRL	148,223	2,378	0
	05/2014			13,607		COP	27,511,993	314	0
	05/2014			152,606		RUB	5,515,186	2,633	0
	07/2014			64,462		HKD	500,000	22	0
	07/2014			20,627		TWD	627,440	52	0

BPS	04/2014		MXN	289,251	$		22,142	0	(5)
	04/2014		MYR	72,793			22,405	86	0
	04/2014		PEN	40,846			14,543	14	0
	04/2014		PLN	1,526			500	0	(4)
	04/2014		TWD	3,000,000			98,425	0	(148)
	04/2014		$	5,766		CLP	3,293,539	239	0
	04/2014			24,917		HKD	193,154	0	(14)
	04/2014			14,428		PEN	40,846	101	0
	05/2014		BRL	13,628	$		5,969	14	0
	05/2014		MXN	204,412			15,392	0	(210)
	05/2014		$	179,198		MXN	2,385,868	2,960	0
	06/2014		MXN	99,085	$		7,369	0	(170)
	07/2014		$	4,773		PEN	13,650	21	0
	07/2014			98,756		TWD	3,000,000	119	0
	08/2014		MXN	60,579	$		4,482	0	(108)
	01/2015		BRL	67			26	0	(2)

BRC	04/2014			311,988			137,865	365	0
	04/2014		CLP	15,182,326			27,356	0	(327)
	04/2014		CNY	24,498			4,000	44	0
	04/2014		EUR	5,809			8,054	51	0
	04/2014		HKD	511,583			65,900	0	(60)
	04/2014		INR	5,008,074			81,531	0	(1,784)
	04/2014		JPY	6,090,000			59,633	626	0
	04/2014		KRW	20,505,200			19,165	41	(145)
	04/2014		MYR	41,104			12,387	3	(219)
	04/2014		PLN	13,813			4,545	0	(15)
	04/2014		RUB	4,112,525			114,797	30	(1,983)
	04/2014		SGD	156,265			122,776	0	(1,452)
	04/2014		THB	4,620,159			141,955	71	(412)
	04/2014		TWD	119,520			4,000	73	0
	04/2014	$		129,584		BRL	311,988	7,916	0
	04/2014			91,351		CZK	1,849,334	1,471	0
	04/2014			21,813		EUR	15,852	25	0
	04/2014			38,316		IDR	446,392,574	1,187	0
	04/2014			26,439		INR	1,682,538	1,552	0
	04/2014			22,629		MYR	74,844	319	0
	04/2014			15,225		PLN	46,953	275	0
	04/2014			127,659		SGD	162,106	1,213	0
	04/2014			13,973		THB	464,602	336	0
	04/2014			4,649		TRY	10,055	30	0
	04/2014			2,943		ZAR	32,115	101	0
	04/2014		ZAR	268,024	$		24,535	0	(872)
	05/2014		BRL	21,035			9,224	33	0
	05/2014		COP	64,721,069			31,571	0	(1,177)
	05/2014		JPY	238,640			2,332	19	0
	05/2014	$		28,778		IDR	334,548,296	813	0
	05/2014			80,379		RUB	2,909,308	1,511	0
	05/2014			13,848		TRY	31,206	551	0
	06/2014			122,782		SGD	156,265	1,451	0
	07/2014		HKD	387,765	$		50,000	0	(9)
	07/2014		IDR	277,311,560			24,000	0	(322)
	07/2014	$		61,504		HKD	477,335	57	0
	07/2014			6,767		IDR	83,241,775	534	0
	07/2014			69,803		INR	4,340,026	1,016	0
	07/2014			46,254		KRW	49,676,835	244	0
	07/2014			123,929		THB	4,040,902	77	(50)
	10/2014			2,806		ZAR	30,722	20	0

CBK	04/2014		BRL	144,048	$		63,653	168	0

88	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2014		HKD	108,544	$		14,000	$5	$0
	04/2014		MYR	12,862			3,880	0	(64)
	04/2014		PEN	2,361			839	0	0
	04/2014		PHP	108,337			2,409	0	(10)
	04/2014		RUB	1,044,666			29,295	0	(362)
	04/2014		SGD	12,563			9,961	0	(26)
	04/2014	$		59,654		BRL	144,048	3,831	0
	04/2014			841		PEN	2,361	0	(1)
	04/2014			6,447		RON	21,275	113	0
	04/2014			109,542		RUB	3,699,884	0	(4,506)
	04/2014			133,286		SGD	169,154	1,189	0
	04/2014			113,200		ZAR	1,224,939	2,919	0
	04/2014		ZAR	9,618	$		863	0	(49)
	05/2014		JPY	11,865,930			116,130	1,144	0
	05/2014	$		89,388		MXN	1,191,676	1,594	0
	05/2014			34,260		RUB	1,228,349	315	0
	05/2014			6,117		TRY	13,964	326	0
	06/2014		MXN	243,494	$		18,195	0	(354)
	06/2014		SGD	12,668			10,022	0	(50)
	06/2014	$		77,779		ILS	271,548	43	0
	06/2014			830		PEN	2,361	1	0
	06/2014			9,961		SGD	12,563	26	0
	07/2014			44,492		KRW	47,646,483	105	0
	07/2014			2,401		PHP	108,337	14	0
	09/2015			2,000		CNY	11,918	0	(94)

DUB	04/2014		CLP	16,649,635	$		29,978	0	(381)
	04/2014		CNY	71,829			11,755	157	0
	04/2014		HKD	750,699			96,767	4	(27)
	04/2014		IDR	2,486,820			217	0	(3)
	04/2014		INR	5,022,471			82,413	0	(1,142)
	04/2014		MXN	1,798,774			137,131	0	(637)
	04/2014		MYR	53,602			16,202	0	(233)
	04/2014		PEN	10,097			3,570	0	(22)
	04/2014		PHP	1,905,594			42,309	0	(239)
	04/2014		RUB	613,155			17,444	37	0
	04/2014		SGD	22,622			17,890	0	(94)
	04/2014		THB	592,673			17,798	0	(456)
	04/2014		TRY	4,116			1,956	41	0
	04/2014	$		601		CLP	341,939	22	0
	04/2014			1,339		EUR	971	0	(1)
	04/2014			394		IDR	4,777,250	29	0
	04/2014			15,903		KRW	16,828,555	0	(89)
	04/2014			2,274		MYR	7,485	21	0
	04/2014			3,595		PEN	10,097	0	(3)
	04/2014			50,660		PHP	2,250,303	0	(416)
	04/2014			191,743		RUB	6,433,179	0	(9,112)
	04/2014			26,842		SGD	34,164	318	0
	04/2014			12,800		TRY	27,763	120	0
	04/2014		ZAR	4,141	$		381	0	(12)
	05/2014		BRL	10,755			4,712	12	0
	05/2014		COP	12,407,666			6,041	0	(237)
	05/2014		JPY	74,688			729	5	0
	05/2014		MXN	71,521			5,383	0	(78)
	05/2014	$		581		COP	1,182,916	18	0
	05/2014			12,079		RUB	433,998	137	0
	05/2014			9,567		TRY	21,435	323	0
	05/2014			4,810		ZAR	53,723	250	0
	06/2014			29,733		CLP	16,649,635	367	0
	06/2014			27,038		IDR	316,884,061	869	0
	06/2014			7,515		SGD	9,477	20	0
	07/2014		HKD	387,730	$		50,000	0	(5)
	07/2014	$		82,612		HKD	640,785	29	0
	07/2014			8,543		IDR	105,127,230	677	0
	07/2014			81,030		INR	5,022,471	926	0
	07/2014			27,048		PEN	77,780	265	0
	07/2014			42,197		PHP	1,905,594	275	0
	09/2015			10,090		CNY	61,375	0	(275)
	04/2016			5,000			29,900	0	(238)

FBF	04/2014		BRL	277,222	$		117,467	0	(4,711)
	04/2014		HKD	459,739			59,218	0	(58)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	89

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2014		INR	1,685,988	$		27,370	$0	$(678)
	04/2014		KRW	6,293,542			5,861	0	(53)
	04/2014		PEN	33,684			11,993	12	0
	04/2014		PHP	115,695			2,590	7	0
	04/2014		SGD	169,789			134,229	0	(750)
	04/2014		THB	139,691			4,229	5	(78)
	04/2014	$		122,502		BRL	277,222	0	(324)
	04/2014			1,883		EUR	1,354	0	(18)
	04/2014			9,905		IDR	117,467,530	491	0
	04/2014			11,753		PEN	33,684	229	0
	05/2014		EUR	1,953	$		2,688	0	(2)
	05/2014	$		116,568		BRL	277,222	4,566	0
	05/2014			9,855		IDR	117,467,530	536	0
	06/2014			134,236		SGD	169,789	749	0
	07/2014			59,232		HKD	459,739	60	0
	07/2014			3,700		IDR	45,399,000	282	0
	07/2014			26,907		INR	1,685,988	605	0
	07/2014			4,104		PEN	11,765	27	0
	07/2014			1,575		THB	51,262	0	(2)

GLM	04/2014		CLP	31,434,150	$		56,283	0	(1,033)
	04/2014		HKD	155,319			20,000	0	(26)
	04/2014		MXN	169,253			12,973	10	0
	04/2014		MYR	261,507			78,981	0	(1,199)
	04/2014		SGD	152,358			120,732	0	(390)
	04/2014		TWD	137,655			4,600	77	0
	04/2014	$		106,513		CLP	57,795,036	486	(1,618)
	04/2014			1,696		INR	107,357	90	0
	04/2014			1,537		PLN	4,771	38	0
	05/2014		JPY	74,609	$		729	6	0
	05/2014		MXN	226,573			16,933	0	(352)
	06/2014			83,599			6,321	1	(45)
	06/2014	$		55,799		CLP	31,434,150	1,030	0
	06/2014			306,645		MXN	4,103,164	5,612	0
	06/2014			100,734		SGD	127,063	283	0
	07/2014		MXN	276,359	$		20,684	0	(316)
	07/2014	$		78,566		MYR	261,507	1,289	0
	07/2014			4,301		PEN	12,349	35	0
	08/2014		MXN	78,773	$		5,885	0	(90)
	01/2015		CNY	2,582			405	0	(9)

HUS	04/2014		HKD	1,123,131			144,786	0	(23)
	04/2014		INR	1,501,552			24,575	0	(405)
	04/2014		RON	65,156			20,000	0	(91)
	04/2014		SGD	1,584			1,250	0	(9)
	04/2014		THB	66,340			2,000	0	(43)
	04/2014	$		19,294		CNY	118,159	0	(215)
	04/2014			14,305		EUR	10,431	65	0
	04/2014			26,121		HKD	202,499	0	(13)
	04/2014			12,534		SGD	15,974	165	0
	04/2014		ZAR	243,691	$		22,199	0	(902)
	05/2014		TRY	3,789			1,653	0	(95)
	05/2014	$		22,665		RUB	809,594	123	0
	05/2014			173,827		TRY	398,372	9,980	0
	06/2014		RUB	206,304	$		5,600	0	(181)
	07/2014	$		144,827		HKD	1,123,131	22	0
	07/2014			24,142		INR	1,501,552	360	0
	01/2015			405		CNY	2,582	9	0

JPM	04/2014		BRL	316,284	$		134,100	0	(5,293)
	04/2014		CNY	2,201,457			357,332	1,867	0
	04/2014		HUF	1,498,778			6,753	44	0
	04/2014		INR	4,703,183			76,774	0	(1,469)
	04/2014		MYR	31,404			9,500	0	(129)
	04/2014		PHP	205,296			4,550	0	(34)
	04/2014		RUB	1,862,037			53,906	1,087	(42)
	04/2014		SGD	13,569			10,696	0	(92)
	04/2014		THB	279,400			8,543	31	(93)
	04/2014		TRY	11,013			5,000	0	(125)
	04/2014		TWD	15,163			500	2	0
	04/2014	$		135,857		BRL	316,284	3,737	(201)
	04/2014			29,144		CZK	585,266	232	0
	04/2014			61,531		HKD	476,991	0	(31)

90	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2014	$		543		INR	34,567	$ 32	$0
	04/2014			3,944		MYR	13,162	92	0
	04/2014			237,719		PLN	732,114	3,963	0
	04/2014			254,371		RUB	8,501,124	28	(13,061)
	04/2014			5,756		SGD	7,280	31	0
	04/2014		ZAR	99,285	$		9,086	0	(326)
	05/2014		JPY	161,600			1,578	12	0
	05/2014		MXN	155,208			11,565	0	(272)
	05/2014	$		116,297		BRL	276,595	4,563	0
	05/2014			31,342		IDR	380,179,765	2,286	0
	05/2014			2,369		MXN	31,740	54	0
	05/2014			29,529		RUB	1,048,592	0	(13)
	05/2014		ZAR	53,723	$		4,810	0	(250)
	06/2014		MXN	44,048			3,357	1	0
	06/2014	$		5,600		RUB	206,304	181	0
	06/2014			5,796		SGD	7,348	46	0
	07/2014			317,158		CNY	1,965,268	0	(483)
	07/2014			14,197		IDR	169,938,090	708	0
	07/2014			69,809		INR	4,340,026	1,011	0

MSC	04/2014		BRL	103,680	$		45,815	121	0
	04/2014		HKD	110,289			14,223	4	(1)
	04/2014		MXN	396,981			30,122	8	(264)
	04/2014		PEN	12,474			4,441	4	0
	04/2014	$		43,644		BRL	103,680	2,050	0
	04/2014			1		INR	63	0	0
	04/2014			4,370		PEN	12,474	67	0
	05/2014		MXN	16,668	$		1,250	0	(23)
	05/2014	$		5,250		TRY	11,679	138	0
	06/2014		MXN	46,483	$		3,460	0	(81)
	08/2014			60,579			4,484	0	(106)
	01/2015		BRL	65,116			24,930	0	(1,719)

RBC	04/2014		MYR	10,712			3,250	0	(34)
	04/2014		RUB	46,013			1,250	0	(56)
	04/2014		TWD	110,826			3,685	43	0

RYL	04/2014	$		8,166		CNY	50,000	0	(88)
	04/2014			59,188		EUR	42,961	0	(2)
	05/2014		CHF	792	$		883	0	(13)
	05/2014		EUR	42,961			59,185	3	0

SCX	04/2014		CNY	73,428			12,000	144	0
	04/2014		HKD	1,051,686			135,532	0	(65)
	04/2014		INR	4,340,026			71,078	0	(1,124)
	04/2014		KRW	19,652,862			18,180	0	(288)
	04/2014		MYR	364,635			110,650	0	(1,149)
	04/2014		SGD	80,411			63,100	0	(826)
	04/2014		TWD	6,017,017			197,208	0	(499)
	04/2014	$		19,222		CNH	117,144	0	(382)
	04/2014			25,584		HKD	198,326	0	(13)
	04/2014			22,056		IDR	265,659,578	1,454	0
	04/2014			7,238		MYR	24,000	121	0
	04/2014			28,920		SGD	36,856	380	0
	06/2014			63,102			80,411	826	0
	07/2014			135,566		HKD	1,051,686	69	0
	07/2014			69,820		INR	4,340,026	999	0
	07/2014			18,098		KRW	19,652,862	297	0
	07/2014			67,037		MYR	222,879	1,022	0
	07/2014			173,467		TWD	5,273,312	332	0

SOG	04/2014		CLP	9,537,905	$		17,338	0	(53)
	04/2014		PEN	67,183			23,537	0	(360)
	04/2014	$		13,056		CLP	7,462,619	551	0
	04/2014			23,920		PEN	67,183	0	(23)
	05/2014			6,055		COP	12,327,980	183	0

UAG	04/2014		CLP	2,633,750	$		4,758	0	(44)
	04/2014		CNH	179,796			29,219	308	(7)
	04/2014		CNY	1,364,864			221,630	1,248	0
	04/2014		HKD	165,358			21,300	0	(20)
	04/2014		INR	10,091,827			165,169	0	(2,720)
	04/2014		KRW	6,194,859			5,725	0	(96)
	04/2014		MYR	34,757			10,590	12	(79)
	04/2014		PEN	7,362			2,575	0	(44)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	91

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2014		SGD	27,386	$		21,694	$0	$(77)
	04/2014		THB	2,340,773			72,178	85	0
	04/2014	$		10,286		CNH	62,653	0	0
	04/2014			591,672		CNY	3,617,918	0	(7,703)
	04/2014			479,504		HKD	3,717,568	0	(186)
	04/2014			36,001		IDR	447,074,835	3,563	0
	04/2014			311,220		INR	19,769,325	17,666	0
	04/2014			33,808		KRW	35,817,909	0	(149)
	04/2014			225,576		MYR	734,046	6	(518)
	04/2014			2,621		PEN	7,362	0	(3)
	04/2014			1,820		PHP	80,399	0	(25)
	04/2014			172,419		SGD	219,140	1,794	0
	04/2014			69,495		THB	2,249,545	0	(211)
	04/2014			126,634		TWD	3,729,864	0	(4,079)
	05/2014		JPY	136,989		$	1,337	10	0
	06/2014		$	21,695		SGD	27,386	77	0
	07/2014		HKD	379,055		$	48,880	0	(6)
	07/2014		IDR	97,808,535			8,349	0	(229)
	07/2014		$	14,072		CNH	87,727	7	0
	07/2014			191,158		CNY	1,182,124	0	(676)
	07/2014			21,305		HKD	165,358	21	0
	07/2014			162,370		INR	10,091,827	2,306	0
	07/2014			67,715		KRW	72,699,745	332	0
	07/2014			71,866		THB	2,340,773	0	(62)

Total Forward Foreign Currency Contracts								$142,140	$(102,585)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
BRC	Call - OTC USD versus JPY	JPY 105.000	11/20/2014	$	34,060	$817	$748

UAG	Call - OTC USD versus CNH	CNH 6.371	03/03/2015		57,270	431	419
	Put - OTC USD versus CNY	CNY 6.048	03/03/2015		57,270	235	57

						$1,483	$1,224

Total Purchased Options						$1,483	$1,224

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	97.750	05/08/2014	$	59,900	$(461)	$(32)

BPS	Call - OTC USD versus KRW	KRW	1,119.000	05/08/2014		27,100	(209)	(22)

BRC	Put - OTC USD versus JPY	JPY	95.000	11/20/2014		34,060	(831)	(256)
	Put - OTC USD versus JPY		91.000	02/18/2016		25,800	(646)	(556)
	Call - OTC USD versus TRY	TRY	2.370	05/19/2014		19,342	(203)	(46)

CBK	Put - OTC USD versus JPY	JPY	99.700	05/20/2014		8,000	(53)	(21)

DUB	Call - OTC USD versus BRL	BRL	2.500	06/03/2014		21,862	(281)	(58)

GLM	Put - OTC USD versus JPY	JPY	100.600	05/20/2014		6,500	(44)	(27)
	Call - OTC USD versus KRW	KRW	1,119.000	05/08/2014		31,800	(242)	(25)
	Call - OTC USD versus MXN	MXN	13.940	05/30/2014		12,460	(105)	(26)
	Call - OTC USD versus TRY	TRY	2.370	05/19/2014		19,342	(209)	(46)

HUS	Call - OTC USD versus RUB	RUB	38.780	06/04/2014		22,400	(219)	(67)

JPM	Put - OTC USD versus JPY	JPY	91.000	02/18/2016		12,279	(313)	(265)
	Call - OTC USD versus ZAR	ZAR	11.870	05/23/2014		19,240	(225)	(32)

UAG	Put - OTC USD versus CNH	CNH	6.043	03/03/2015		57,270	(270)	(75)
	Call - OTC USD versus CNY	CNY	6.321	03/03/2015		57,270	(326)	(376)

							$(4,637)	$(1,930)

Total Written Options							$(4,637)	$(1,930)

92	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	506	$717,080	EUR	183,900	$(4,663)
Sales	1,082	2,035,015		0	(13,058)
Closing Buys	0	(261,620)		0	2,054
Expirations	(794)	(1,963,380)		(183,900)	10,191
Exercised	(794)	(92,470)		0	839

Balance at 03/31/2014	0	$434,625	EUR	0	$(4,637)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Colombia Government International Bond	1.000%	03/20/2016	0.484%	$ 800	$4	$4	$8	$0

BPS	Brazil Government International Bond	1.000%	03/20/2015	0.351%	100	1	0	1	0

BRC	Brazil Government International Bond	1.000%	03/20/2015	0.351%	8,700	39	19	58	0
	Ukraine Government International Bond	5.000%	12/20/2014	15.050%	1,000	(24)	(43)	0	(67)

CBK	Rosneft Oil Co. via Rosneft International Finance Ltd.	1.000%	03/20/2015	1.913%	14,600	(380)	255	0	(125)
	Russia Government International Bond	1.000%	03/20/2015	1.194%	131,900	(1,038)	833	0	(205)
	Russia Government International Bond	1.000%	03/20/2016	1.510%	20,000	0	(193)	0	(193)

DUB	Brazil Government International Bond	1.000%	06/20/2015	0.383%	5,600	11	33	44	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%	400	(1)	3	2	0
	Colombia Government International Bond	1.000%	03/20/2016	0.484%	800	5	4	9	0
	Goldman Sachs Group, Inc.	1.000%	06/20/2014	0.331%	3,400	16	(10)	6	0
	Morgan Stanley	1.000%	06/20/2014	0.305%	3,400	14	(8)	6	0
	Pemex Project Funding Master Trust	1.000%	03/20/2016	0.559%	10,000	(160)	250	90	0
	Petrobras International Finance Co.	1.000%	09/20/2014	0.721%	3,200	(23)	28	5	0

FBF	Colombia Government International Bond	1.000%	03/20/2016	0.484%	300	2	2	4	0

GST	Ally Financial, Inc.	5.000%	09/20/2014	0.308%	5,000	309	(188)	121	0
	Brazil Government International Bond	1.000%	03/20/2015	0.351%	1,000	4	3	7	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%	8,800	(14)	73	59	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2015	1.845%	3,300	2	(28)	0	(26)

HUS	Brazil Government International Bond	1.000%	03/20/2015	0.351%	200	1	0	1	0
	Colombia Government International Bond	1.000%	03/20/2016	0.484%	8,800	58	35	93	0

JPM	Russia Government International Bond	1.000%	03/20/2016	1.510%	68,000	(73)	(582)	0	(655)

MYC	Brazil Government International Bond	1.000%	03/20/2015	0.351%	13,200	56	33	89	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%	5,600	(1)	39	38	0
	Export-Import Bank of China	1.000%	09/20/2016	0.662%	1,000	(27)	36	9	0
	Qatar Government International Bond	1.000%	06/20/2016	0.205%	2,000	3	33	36	0

						$(1,216)	$631	$686	$(1,271)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	1-Year BRL-CDI	10.410%	01/02/2015	BRL	3,700	$9	$(6)	$3	$0
	Pay	1-Year BRL-CDI	11.320%	01/04/2016		490,200	(2,455)	1,926	0	(529)
	Pay	1-Year BRL-CDI	8.860%	01/02/2017		8,100	(6)	(209)	0	(215)
	Pay	1-Year BRL-CDI	8.910%	01/02/2017		44,900	6	(1,296)	0	(1,290)
	Pay	1-Year BRL-CDI	13.720%	01/02/2017		18,200	73	1,152	1,225	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	93

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Year BRL-CDI	8.485%	01/02/2017	BRL	8,600	$43	$(325)	$0	$(282)
	Pay	1-Year BRL-CDI	12.255%	01/02/2017		267,000	203	58	261	0

BRC	Pay	1-Year BRL-CDI	10.630%	01/02/2017		11,600	(11)	(126)	0	(137)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		122,900	(102)	(378)	0	(480)
	Pay	28-Day MXN-TIIE	6.000%	02/22/2023	MXN	2,400	0	(5)	0	(5)

DUB	Pay	1-Year BRL-CDI	9.210%	01/02/2017	BRL	49,300	0	(1,275)	0	(1,275)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		51,500	(107)	(500)	0	(607)
	Pay	1-Year BRL-CDI	10.770%	01/02/2017		33,600	0	(326)	0	(326)

GLM	Pay	1-Year BRL-CDI	11.470%	01/02/2017		25,000	(15)	(83)	0	(98)
	Pay	28-Day MXN-TIIE	6.500%	06/05/2023	MXN	83,500	(166)	174	8	0

HUS	Pay	1-Year BRL-CDI	10.630%	01/02/2017	BRL	25,000	(50)	(244)	0	(294)
	Pay	3-Month ZAR-JIBAR	7.500%	06/19/2023	ZAR	31,000	(52)	(107)	0	(159)

JPM	Pay	28-Day MXN-TIIE	6.000%	06/05/2023	MXN	43,000	(279)	164	0	(115)

MYC	Pay	1-Year BRL-CDI	10.920%	01/02/2017	BRL	23,700	0	(191)	0	(191)

SOG	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	550,000	173	630	803	0

							$(2,736)	$(967)	$2,300	$(6,003)

Total Swap Agreements							$(3,952)	$(336)	$2,986	$(7,274)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(c)	Securities with an aggregate market value of $23,570 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$16,307	$0	$1,236	$17,543	$(14,135)	$(32)	$(2,034)	$(16,201)	$1,342	$(600)	$742
BPS	3,554	0	262	3,816	(661)	(22)	(282)	(965)	2,851	921	3,772
BRC	22,055	748	58	22,861	(8,827)	(858)	(689)	(10,374)	12,487	(10,151)	2,336
CBK	11,793	0	0	11,793	(5,516)	(21)	(523)	(6,060)	5,733	(1,683)	4,050
DUB	4,922	0	162	5,084	(13,700)	(58)	(2,208)	(15,966)	(10,882)	14,407	3,525
FBF	7,569	0	4	7,573	(6,674)	0	0	(6,674)	899	(1,110)	(211)
GLM	8,957	0	8	8,965	(5,078)	(124)	(98)	(5,300)	3,665	(2,300)	1,365
GST	0	0	187	187	0	0	(26)	(26)	161	(360)	(199)
HUS	10,724	0	94	10,818	(1,977)	(67)	(453)	(2,497)	8,321	(4,360)	3,961
JPM	20,008	0	0	20,008	(21,914)	(297)	(770)	(22,981)	(2,973)	8,242	5,269
MSC	2,392	0	0	2,392	(2,194)	0	0	(2,194)	198	(2,385)	(2,187)
MYC	0	0	172	172	0	0	(191)	(191)	(19)	(295)	(314)
RBC	43	0	0	43	(90)	0	0	(90)	(47)	0	(47)
RYL	3	0	0	3	(103)	0	0	(103)	(100)	0	(100)
SCX	5,644	0	0	5,644	(4,346)	0	0	(4,346)	1,298	(1,320)	(22)
SOG	734	0	803	1,537	(436)	0	0	(436)	1,101	(1,350)	(249)
UAG	27,435	476	0	27,911	(16,934)	(451)	0	(17,385)	10,526	(11,840)	(1,314)

Total Over the Counter	$142,140	$1,224	$2,986	$146,350	$(102,585)	$(1,930)	$(7,274)	$(111,789)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

94	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$142,140	$0	$142,140
Purchased Options	0	0	0	1,224	0	1,224
Swap Agreements	0	686	0	0	2,300	2,986

	$0	$686	$0	$143,364	$2,300	$146,350

	$0	$686	$0	$143,364	$2,300	$146,350

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$102,585	$0	$102,585
Written Options	0	0	0	1,930	0	1,930
Swap Agreements	0	1,271	0	0	6,003	7,274

	$0	$1,271	$0	$104,515	$6,003	$111,789

	$0	$1,271	$0	$104,515	$6,003	$111,789

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$255	$255
Futures	0	0	0	0	741	741
Swap Agreements	0	(1)	0	0	770	769

	$0	$(1)	$0	$0	$1,766	$1,765

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(104,968)	$0	$(104,968)
Purchased Options	0	0	0	(209)	0	(209)
Written Options	0	0	0	3,275	5,702	8,977
Swap Agreements	0	2,104	0	0	(7,506)	(5,402)

	$0	$2,104	$0	$(101,902)	$(1,804)	$(101,602)

	$0	$2,103	$0	$(101,902)	$(38)	$(99,837)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(78)	$(78)
Futures	0	0	0	0	(603)	(603)
Swap Agreements	0	0	0	0	693	693

	$0	$0	$0	$0	$12	$12

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32,478	$0	$32,478
Purchased Options	0	0	0	(50)	0	(50)
Written Options	0	0	0	1,745	(1,363)	382
Swap Agreements	0	(1,088)	0	0	(2,905)	(3,993)

	$0	$(1,088)	$0	$34,173	$(4,268)	$28,817

	$0	$(1,088)	$0	$34,173	$(4,256)	$28,829

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	95

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bermuda
Corporate Bonds & Notes	$0	$14,036	$0	$14,036
Brazil
Corporate Bonds & Notes	0	361,184	0	361,184
Sovereign Issues	0	162,500	0	162,500
Canada
Corporate Bonds & Notes	0	793	0	793
Cayman Islands
Asset-Backed Securities	0	3,826	1,179	5,005
Corporate Bonds & Notes	0	64,061	0	64,061
Chile
Corporate Bonds & Notes	0	39,128	0	39,128
China
Sovereign Issues	0	37,668	0	37,668
Colombia
Corporate Bonds & Notes	0	7,138	0	7,138
Sovereign Issues	0	97,753	0	97,753
Croatia
Sovereign Issues	0	861	0	861
Czech Republic
Corporate Bonds & Notes	0	776	0	776
France
Corporate Bonds & Notes	0	10,020	0	10,020
Hong Kong
Corporate Bonds & Notes	0	9,122	0	9,122
India
Corporate Bonds & Notes	0	137,675	0	137,675
Indonesia
Corporate Bonds & Notes	0	33,663	0	33,663
Sovereign Issues	0	142,935	0	142,935
Ireland
Asset-Backed Securities	0	1,671	0	1,671
Corporate Bonds & Notes	0	10,521	0	10,521
Kazakhstan
Corporate Bonds & Notes	0	136,727	0	136,727
Lithuania
Sovereign Issues	0	5,196	0	5,196
Luxembourg
Corporate Bonds & Notes	0	407,848	0	407,848
Malaysia
Corporate Bonds & Notes	0	12,101	0	12,101
Sovereign Issues	0	8,927	0	8,927
Mexico
Corporate Bonds & Notes	0	125,285	0	125,285
Sovereign Issues	0	20,991	0	20,991
Netherlands
Asset-Backed Securities	0	92	0	92
Corporate Bonds & Notes	0	26,961	0	26,961
Panama
Sovereign Issues	0	23,118	0	23,118
Peru
Corporate Bonds & Notes	0	907	0	907
Sovereign Issues	0	29,654	0	29,654
Philippines
Corporate Bonds & Notes	0	567	0	567
Poland
Sovereign Issues	0	49,419	0	49,419
Qatar
Corporate Bonds & Notes	0	92,582	0	92,582
Sovereign Issues	0	56,303	0	56,303
Romania
Sovereign Issues	0	88,347	0	88,347

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Russia
Corporate Bonds & Notes	$0	$46,230	$0	$46,230
Sovereign Issues	0	12,335	0	12,335
Serbia
Sovereign Issues	0	6,532	0	6,532
Singapore
Corporate Bonds & Notes	0	3,816	0	3,816
Slovenia
Sovereign Issues	0	16,088	0	16,088
South Africa
Corporate Bonds & Notes	0	6,391	0	6,391
Sovereign Issues	0	152,902	0	152,902
South Korea
Corporate Bonds & Notes	0	391,257	0	391,257
Sovereign Issues	0	41,588	0	41,588
Spain
Sovereign Issues	0	9,151	0	9,151
Sri Lanka
Sovereign Issues	0	22,309	0	22,309
Turkey
Sovereign Issues	0	46,986	0	46,986
United Arab Emirates
Corporate Bonds & Notes	0	24,363	0	24,363
Sovereign Issues	0	13,020	0	13,020
United Kingdom
Corporate Bonds & Notes	0	10,283	0	10,283
United States
Asset-Backed Securities	0	7,409	0	7,409
Corporate Bonds & Notes	0	93,164	0	93,164
Mortgage-Backed Securities	0	11,281	0	11,281
U.S. Government Agencies	0	6,100	0	6,100
Virgin Islands (British)
Corporate Bonds & Notes	0	51,682	0	51,682
Short-Term Instruments
Certificates of Deposit	0	77,024	0	77,024
Commercial Paper	0	2,094	0	2,094
Short-Term Notes	0	2,893	0	2,893
Japan Treasury Bills	0	151,329	0	151,329
Malaysia Treasury Bills	0	107,641	0	107,641
Mexico Treasury Bills	0	308,377	0	308,377
U.S. Treasury Bills	0	57,747	0	57,747
	$0	$3,900,348	$1,179	$3,901,527

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,924,908	$0	$0	$1,924,908

Total Investments	$1,924,908	$3,900,348	$1,179	$5,826,435

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(16,321)	$0	$(16,321)

Financial Derivative Instruments - Assets
Over the counter	$0	$146,350	$0	$146,350

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(111,789)	$0	$(111,789)

Totals	$1,924,908	$3,918,588	$1,179	$5,844,675

There were no significant transfers between Level 1, 2 and 3 during the period ended March 31, 2014.

96	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Full Spectrum Bond Fund

March 31, 2014

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		$625

Total Short-Term Instruments (Cost $625)		625

Total Investments in Securities (Cost $625)		625

	SHARES
INVESTMENTS IN AFFILIATES 100.0%

UNITED STATES 98.3%

MUTUAL FUNDS (a) 98.3%
PIMCO Emerging Local Bond Fund	17,214,599	161,645
PIMCO Emerging Markets Bond Fund	7,951,650	86,116
PIMCO Emerging Markets Corporate Bond Fund	7,510,177	85,241

Total United States (Cost $339,965)		333,002

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.7%
PIMCO Short-Term Floating NAV Portfolio	591,309	$5,916

Total Short-Term Instruments (Cost $5,915)		5,916

Total Investments in Affiliates (Cost $345,880)		338,918

Total Investments 100.2% (Cost $346,505)		$339,543

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $(12))		(4)

Other Assets and Liabilities, net (0.2%)		(615)

Net Assets 100.0%		$338,924

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$625	Fannie Mae 2.260% due 10/17/2022	$(638)	$625	$625

Total Repurchase Agreements						$(638)	$625	$625

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$625	$0	$0	$0	$625	$(638)	$(13)

Total Borrowings and Other Financing Transactions	$625	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	97

Schedule of Investments PIMCO Emerging Markets Full Spectrum Bond Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	South Africa Government International Bond	1.000%	09/20/2014	0.476%	$ 1,900	$(1)	$7	$6	$0

CBK	Rosneft Oil Co. via Rosneft International Finance Ltd.	1.000%	06/20/2014	1.668%	1,900	(8)	6	0	(2)
	Turkey Government International Bond	1.000%	09/20/2014	0.823%	1,900	(1)	3	2	0

FBF	Russia Government International Bond	1.000%	09/20/2015	1.384%	1,800	(2)	(8)	0	(10)

						$(12)	$8	$8	$(12)

Total Swap Agreements						$(12)	$8	$8	$(12)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$0	$6	$6	$0	$0	$0	$0	$6	$0	$6
CBK	0	0	2	2	0	0	(2)	(2)	0	0	0
FBF	0	0	0	0	0	0	(10)	(10)	(10)	0	(10)

Total Over the Counter	$0	$0	$8	$8	$0	$0	$(12)	$(12)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$8	$0	$0	$0	$8

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$12	$0	$0	$0	$12

98	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$46	$0	$0	$0	$46

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$8	$0	$0	$0	$8

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$625	$0	$625
	$0	$625	$0	$625

Investments in Affiliates, at Value
United States
Mutual Funds	333,002	0	0	333,002
Short-Term Instruments
Central Funds Used for Cash Management Purposes	5,916	0	0	5,916
	$338,918	$0	$0	$338,918

Total Investments	$338,918	$625	$0	$339,543

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Financial Derivative Instruments - Assets
Over the counter	$0	$8	$0	$8

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(12)	$0	$(12)

Totals	$338,918	$621	$0	$339,539

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	99

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

AUSTRALIA 2.1%

CORPORATE BONDS & NOTES 0.7%
Australia & New Zealand Banking Group Ltd.
1.000% due 10/06/2016		$3,300	$3,323
Commonwealth Bank of Australia
0.513% due 09/17/2014		12,200	12,218
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		1,100	1,193

			16,734

MORTGAGE-BACKED SECURITIES 0.2%
Puma Finance Ltd.
0.374% due 02/21/2038		1,330	1,324
3.055% due 08/22/2037	AUD	2,393	2,212
Superannuation Members Home Loan Securitisation Fund
4.130% due 09/09/2041		204	192

			3,728

SOVEREIGN ISSUES 1.2%
New South Wales Treasury Corp.
6.000% due 02/01/2018		3,300	3,342
6.000% due 03/01/2022		11,000	11,411
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025		12,400	14,655

			29,408

Total Australia (Cost $51,756)			49,870

BELGIUM 0.4%

SOVEREIGN ISSUES 0.4%
Belgium Government International Bond
2.750% due 03/05/2015		$8,400	8,587

Total Belgium (Cost $8,468)			8,587

BRAZIL 6.2%

CORPORATE BONDS & NOTES 0.8%
Petrobras Global Finance BV
2.593% due 03/17/2017		$5,200	5,233
3.250% due 03/17/2017		7,200	7,241
Petrobras International Finance Co.
7.875% due 03/15/2019		6,500	7,448

			19,922

SOVEREIGN ISSUES 5.4%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	207,600	81,226
10.000% due 01/01/2023		108,840	41,633
10.000% due 01/01/2025		25,800	9,599

			132,458

Total Brazil (Cost $144,354)			152,380

CANADA 3.0%

CORPORATE BONDS & NOTES 0.6%
Caisse Centrale Desjardins
2.550% due 03/24/2016		$4,700	4,878
National Bank of Canada
2.200% due 10/19/2016		10,300	10,630

			15,508

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.4%
Canada Government International Bond
1.500% due 12/01/2044 (c)	CAD	213	$221
Province of British Columbia
4.300% due 06/18/2042		3,100	3,067
Province of Ontario
2.100% due 09/08/2018		9,300	8,447
2.450% due 06/29/2022		$6,600	6,286
3.150% due 06/02/2022	CAD	25,100	22,997
Province of Quebec
3.500% due 12/01/2022		5,000	4,650
4.250% due 12/01/2021		10,000	9,869
5.000% due 12/01/2038		3,200	3,324
5.000% due 12/01/2041		100	105

			58,966

Total Canada (Cost $78,510)			74,474

CAYMAN ISLANDS 0.5%

ASSET-BACKED SECURITIES 0.5%
BlackRock Senior Income Series Corp.
0.477% due 04/20/2019		$1,092	1,078
Galaxy CLO Ltd.
0.479% due 04/25/2019		1,290	1,283
Hillmark Funding
0.484% due 05/21/2021		7,888	7,678
ING Investment Management CLO Ltd.
0.506% due 12/01/2017		409	404
Lafayette CLO Ltd.
1.635% due 09/06/2022		262	262
Octagon Investment Partners Ltd.
0.533% due 11/28/2018		910	905
Pacifica CDO Corp.
0.499% due 01/26/2020		438	436
Stone Tower CLO Ltd.
0.468% due 04/17/2021		700	685

Total Cayman Islands (Cost $12,457)			12,731

DENMARK 0.9%

CORPORATE BONDS & NOTES 0.4%
Nykredit Realkredit A/S
2.000% due 01/01/2015	DKK	34,100	6,372
Realkredit Danmark A/S
1.360% due 01/01/2038		1,281	244
2.000% due 01/01/2015		22,800	4,264

			10,880

SOVEREIGN ISSUES 0.5%
Denmark Government Bond
3.000% due 11/15/2021		59,100	12,280

Total Denmark (Cost $21,512)			23,160

FRANCE 10.6%

CORPORATE BONDS & NOTES 2.7%
Banque PSA Finance S.A.
4.250% due 02/25/2016	EUR	1,900	2,745
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		$13,300	13,659
Credit Agricole Home Loan SFH
0.987% due 07/21/2014		9,600	9,619
Dexia Credit Local S.A.
0.716% due 04/29/2014		8,350	8,353
2.750% due 04/29/2014		32,500	32,545

			66,921

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 7.9%
France Government Bond
1.000% due 05/25/2018 (g)	EUR	88,800	$123,892
3.250% due 05/25/2045 (g)		14,400	20,420
3.500% due 04/25/2026		7,200	11,120
4.000% due 10/25/2038 (g)		11,200	18,204
4.500% due 04/25/2041 (g)		8,600	15,111
4.750% due 04/25/2035		2,700	4,821

			193,568

Total France (Cost $249,591)			260,489

GERMANY 7.2%

CORPORATE BONDS & NOTES 5.0%
FMS Wertmanagement AoeR
3.375% due 06/17/2021	EUR	26,100	40,996
KFW
5.500% due 02/09/2022	AUD	15,600	15,400
6.250% due 05/19/2021		21,000	21,639
Landwirtschaftliche Rentenbank
5.500% due 03/09/2020		25,500	25,249
5.500% due 03/29/2022		20,000	19,692

			122,976

SOVEREIGN ISSUES 2.2%
Republic of Germany
0.100% due 04/15/2023 (c)	EUR	5,531	7,667
0.750% due 04/15/2018 (c)		14,612	21,235
2.500% due 07/04/2044		5,200	7,274
4.000% due 01/04/2037		10,700	18,875

			55,051

Total Germany (Cost $178,131)			178,027

IRELAND 0.6%

ASSET-BACKED SECURITIES 0.1%
Magi Funding PLC
0.591% due 04/11/2021	EUR	2,400	3,270

CORPORATE BONDS & NOTES 0.4%
Cloverie PLC for Zurich Insurance Co. Ltd.
12.000% due 07/15/2014 (d)		200	284
Depfa ACS Bank
4.375% due 01/15/2015		2,900	4,098
German Postal Pensions Securitisation PLC
4.375% due 01/18/2022		1,000	1,655
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018		$3,500	3,867

			9,904

MORTGAGE-BACKED SECURITIES 0.1%
Emerald Mortgages PLC
0.350% due 07/15/2048	EUR	1,387	1,687

Total Ireland (Cost $13,960)			14,861

ITALY 6.0%

CORPORATE BONDS & NOTES 0.3%
Intesa Sanpaolo SpA
3.125% due 01/15/2016		$6,500	6,658
3.625% due 08/12/2015		1,200	1,232

			7,890

100	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 5.7%
Italy Buoni Poliennali Del Tesoro
4.500% due 05/01/2023	EUR	13,100	$19,980
4.500% due 03/01/2024		9,200	13,985
5.500% due 09/01/2022		15,100	24,631
5.500% due 11/01/2022		50,000	81,470

			140,066

Total Italy (Cost $145,550)			147,956

JAPAN 3.5%

SOVEREIGN ISSUES 3.5%
Japan Government International Bond
1.600% due 03/20/2033	JPY	5,782,000	57,775
1.700% due 09/20/2032		2,690,000	27,413

Total Japan (Cost $87,769)			85,188

LUXEMBOURG 1.0%

ASSET-BACKED SECURITIES 0.1%
Penta CLO S.A.
0.551% due 06/04/2024	EUR	2,518	3,407

CORPORATE BONDS & NOTES 0.9%
Fiat Finance & Trade S.A.
6.875% due 02/13/2015		5,500	7,903
Gazprom OAO Via Gaz Capital S.A.
4.950% due 02/06/2028		$400	345
5.999% due 01/23/2021		2,100	2,150
6.510% due 03/07/2022		1,000	1,035
9.250% due 04/23/2019		2,800	3,318
Hypothekenbank Frankfurt International S.A.
4.005% due 06/13/2014		6,200	6,247

			20,998

Total Luxembourg (Cost $23,625)			24,405

MEXICO 3.9%

SOVEREIGN ISSUES 3.9%
Mexico Government International Bond
1.290% due 06/08/2015	JPY	5,500,000	53,643
7.750% due 05/29/2031	MXN	68,200	5,710
8.000% due 12/07/2023		180,000	15,631
8.500% due 11/18/2038		60,000	5,356
10.000% due 12/05/2024		143,100	14,212

Total Mexico (Cost $110,159)			94,552

NETHERLANDS 1.1%

ASSET-BACKED SECURITIES 0.6%
Chapel BV
0.948% due 11/17/2064	EUR	814	1,026
Euro-Galaxy CLO BV
0.542% due 10/23/2021		5,155	7,006
Eurocredit CDO BV
0.714% due 02/22/2020		850	1,165
Grosvenor Place CLO BV
0.550% due 07/20/2021		739	1,018
0.780% due 07/20/2021	GBP	1,226	2,047
Jubilee CDO BV
0.730% due 10/15/2019	EUR	794	1,092

			13,354

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.5%
Bank Nederlandse Gemeenten
1.375% due 03/19/2018		$10,000	$9,915
GMAC International Finance BV
7.500% due 04/21/2015	EUR	2,000	2,921

			12,836

Total Netherlands (Cost $25,112)			26,190

NEW ZEALAND 4.4%

SOVEREIGN ISSUES 4.4%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	75,800	68,144
5.500% due 04/15/2023		1,500	1,389
6.000% due 12/15/2017		7,200	6,665
6.000% due 05/15/2021		23,900	22,731
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025		10,600	8,771

Total New Zealand (Cost $99,143)			107,700

NORWAY 1.8%

CORPORATE BONDS & NOTES 1.7%
DNB Boligkreditt A/S
2.900% due 03/29/2017		$10,000	10,422
Eksportfinans ASA
0.890% due 06/16/2015	JPY	300,000	2,817
1.570% due 02/14/2018		500,000	4,506
2.000% due 09/15/2015		$6,500	6,467
3.000% due 11/17/2014		15,769	15,860
5.500% due 05/25/2016		1,200	1,269

			41,341

SOVEREIGN ISSUES 0.1%
Kommunalbanken A/S
4.500% due 07/18/2022	AUD	1,900	1,730

Total Norway (Cost $43,266)			43,071

SLOVENIA 3.7%

SOVEREIGN ISSUES 3.7%
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	55,100	82,562
5.250% due 02/18/2024		$8,200	8,527

Total Slovenia (Cost $87,860)			91,089

SOUTH AFRICA 0.0%

SOVEREIGN ISSUES 0.0%
South Africa Government International Bond
8.000% due 12/21/2018	ZAR	6,400	612
8.250% due 09/15/2017		100	10

Total South Africa (Cost $833)			622

SPAIN 11.2%

CORPORATE BONDS & NOTES 1.3%
Banco Bilbao Vizcaya Argentaria S.A.
3.000% due 10/09/2014	EUR	12,800	17,860
Banco Espanol de Credito S.A.
3.500% due 01/27/2015		2,000	2,820
4.250% due 09/16/2014		3,400	4,764
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		$5,500	5,606

			31,050

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 9.9%
Instituto de Credito Oficial
4.000% due 12/08/2014	GBP	4,000	$6,775
Junta de Castilla y Leon
6.270% due 02/19/2018	EUR	11,000	17,606
Spain Government International Bond
3.800% due 04/30/2024		16,400	23,680
4.400% due 10/31/2023		26,300	39,916
4.850% due 10/31/2020		15,000	23,734
5.400% due 01/31/2023		62,200	101,202
5.850% due 01/31/2022		2,000	3,342
Xunta de Galicia
6.131% due 04/03/2018		14,400	23,003
6.964% due 12/28/2017		3,000	4,887

			244,145

Total Spain (Cost $255,794)			275,195

SUPRANATIONAL 1.7%

CORPORATE BONDS & NOTES 1.7%
African Development Bank
5.250% due 03/23/2022	AUD	4,100	3,979
Council of Europe Development Bank
5.625% due 12/14/2015		1,100	1,063
European Union
3.375% due 04/04/2032	EUR	17,900	27,842
3.500% due 06/04/2021		500	787
Inter-American Development Bank
6.000% due 02/26/2021	AUD	5,500	5,603
International Finance Corp.
5.000% due 08/03/2016		2,300	2,222

Total Supranational (Cost $38,605)			41,496

SWEDEN 1.5%

CORPORATE BONDS & NOTES 1.0%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	36,500	5,893
Stadshypotek AB
3.000% due 03/21/2018		41,000	6,635
4.250% due 10/10/2017	AUD	1,200	1,120
Sveriges Sakerstallda Obligationer AB
4.000% due 03/21/2018	SEK	17,000	2,850
Swedbank Hypotek AB
3.750% due 12/20/2017		40,700	6,738

			23,236

SOVEREIGN ISSUES 0.5%
Sweden Government International Bond
4.250% due 03/12/2019		68,000	11,921

Total Sweden (Cost $34,324)			35,157

THAILAND 0.0%

CORPORATE BONDS & NOTES 0.0%
Thai Oil PCL
3.625% due 01/23/2023		$900	841

Total Thailand (Cost $896)			841

UNITED KINGDOM 7.4%

BANK LOAN OBLIGATIONS 0.4%
Virgin Media Investment Holdings Ltd.
3.500% due 06/08/2020		10,700	10,688

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	101

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 3.3%
Barclays Bank PLC
2.250% due 05/10/2017		$17,800	$18,326
Bradford & Bingley PLC
4.250% due 05/04/2016	EUR	17,700	26,249
HBOS PLC
0.934% due 09/30/2016		$2,100	2,085
5.374% due 06/30/2021	EUR	1,500	2,205
6.750% due 05/21/2018		$1,800	2,044
LBG Capital PLC
8.000% due 06/15/2020 (d)		500	539
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		6,000	8,225
Pearson Dollar Finance PLC
5.700% due 06/01/2014		6,800	6,853
Royal Bank of Scotland Group PLC
6.666% due 10/05/2017 (d)	CAD	5,700	5,245
Royal Bank of Scotland PLC
3.405% due 02/17/2017	AUD	2,100	1,844
3.493% due 10/27/2014		900	833
Tate & Lyle International Finance PLC
5.000% due 11/15/2014		$1,100	1,127
Virgin Media Secured Finance PLC
5.250% due 01/15/2021		4,900	5,096
5.500% due 01/15/2021	GBP	700	1,224

			81,895

MORTGAGE-BACKED SECURITIES 0.4%
EuroMASTR PLC
0.721% due 06/15/2040		459	699
Granite Mortgages PLC
0.843% due 06/20/2044		375	627
Mall Funding PLC
1.201% due 04/22/2017		2,512	4,182
Paragon Mortgages PLC
0.881% due 05/15/2041		587	918
Preferred Residential Securities PLC
1.271% due 12/15/2042		795	1,184
RMAC Securities PLC
0.384% due 06/12/2044		$402	378
Southern Pacific Financing PLC
1.121% due 12/10/2042	GBP	456	704
Windermere CMBS PLC
0.774% due 04/24/2017		928	1,542

			10,234

SOVEREIGN ISSUES 3.3%
United Kingdom Gilt
3.250% due 01/22/2044 (g)		44,400	70,439
4.250% due 03/07/2036		1,500	2,823
4.750% due 12/07/2030		2,000	3,980
4.750% due 12/07/2038		2,100	4,270

			81,512

Total United Kingdom (Cost $169,987)			184,329

UNITED STATES 18.1%

ASSET-BACKED SECURITIES 1.4%
ACE Securities Corp. Home Equity Loan Trust
0.624% due 10/25/2035		$2,000	1,611
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.024% due 07/25/2034		827	736
Amortizing Residential Collateral Trust
0.734% due 07/25/2032		8	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.854% due 10/25/2031	$3	$3
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.974% due 02/25/2034	492	454
Bear Stearns Asset-Backed Securities Trust
0.404% due 08/25/2020 ^	581	445
0.554% due 09/25/2046	1,761	1,424
Carrington Mortgage Loan Trust
0.474% due 10/25/2035	27	27
CIT Group Home Equity Loan Trust
0.694% due 06/25/2033	36	33
Citigroup Mortgage Loan Trust, Inc.
0.214% due 07/25/2045	1,965	1,529
0.224% due 05/25/2037	273	203
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033	148	152
6.681% due 12/01/2033	48	49
Countrywide Asset-Backed Certificates
0.334% due 08/25/2036	1,051	1,024
0.334% due 09/25/2036	156	151
0.494% due 12/25/2036 ^	145	84
0.634% due 12/25/2031	11	8
1.129% due 06/25/2035	500	494
Credit Suisse First Boston Mortgage Securities Corp.
0.774% due 01/25/2032	2	2
Credit-Based Asset Servicing and Securitization LLC
0.274% due 07/25/2037	264	168
Home Equity Asset Trust
0.754% due 11/25/2032	1	1
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^	451	112
Lehman XS Trust
0.304% due 04/25/2037 ^	1,860	1,348
Merrill Lynch Mortgage Investors Trust
0.234% due 09/25/2037	212	57
0.274% due 02/25/2037	58	26
0.654% due 06/25/2036	983	901
Morgan Stanley ABS Capital, Inc. Trust
0.204% due 07/25/2036	127	59
1.099% due 06/25/2034	1,577	1,483
Morgan Stanley Home Equity Loan Trust
0.504% due 04/25/2037	1,942	1,178
Morgan Stanley Mortgage Loan Trust
0.224% due 01/25/2047	10	10
0.514% due 04/25/2037	636	360
5.919% due 09/25/2046 ^	2,232	1,339
People’s Choice Home Loan Securities Trust
1.504% due 01/25/2035	2,000	1,599
Popular ABS Mortgage Pass-Through Trust
0.244% due 06/25/2047 ^	760	709
0.464% due 06/25/2047 ^	1,769	1,111
RAAC Series
1.354% due 09/25/2047	5,242	5,082
Renaissance Home Equity Loan Trust
0.654% due 12/25/2033	471	462
Residential Asset Mortgage Products Trust
0.664% due 06/25/2035	2,000	1,859
Residential Asset Securities Corp. Trust
0.654% due 07/25/2032 ^	29	25
Securitized Asset-Backed Receivables LLC Trust
0.204% due 12/25/2036	48	25
0.214% due 12/25/2036 ^	38	13
0.284% due 05/25/2037 ^	695	458
Soundview Home Loan Trust
0.214% due 11/25/2036	41	16
0.284% due 12/25/2036	1,707	1,638
0.404% due 08/25/2037	3,000	1,977

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Investment Loan Trust
0.514% due 10/25/2035		$1,184	$1,148
0.874% due 05/25/2035		3,522	3,004
Structured Asset Securities Corp.
0.554% due 05/25/2034		2	2
1.655% due 04/25/2035		423	408
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.734% due 01/25/2033		6	6
Washington Mutual Asset-Backed Certificates Trust
0.214% due 10/25/2036		64	29

			35,049

BANK LOAN OBLIGATIONS 0.1%
Axalta Coating Systems U.S. Holdings, Inc.
4.000% due 02/01/2020		1,985	1,990

CORPORATE BONDS & NOTES 3.3%
Ally Financial, Inc.
2.500% due 03/15/2017 (e)		5,000	4,992
3.635% due 06/20/2014		4,600	4,639
8.300% due 02/12/2015		3,000	3,178
AutoZone, Inc.
7.125% due 08/01/2018		400	478
Aviation Capital Group Corp.
7.125% due 10/15/2020		300	337
Avnet, Inc.
6.625% due 09/15/2016		500	558
BA Covered Bond Issuer
4.250% due 08/03/2017	EUR	800	1,214
Bank of America Corp.
4.875% due 05/30/2014		3,150	4,370
Boston Scientific Corp.
6.400% due 06/15/2016		$2,700	2,994
Cardinal Health, Inc.
5.800% due 10/15/2016		1,000	1,116
6.000% due 06/15/2017		1,000	1,120
CenturyLink, Inc.
6.000% due 04/01/2017		2,800	3,112
CIT Group, Inc.
4.750% due 02/15/2015		100	103
5.250% due 04/01/2014		2,200	2,200
Citigroup, Inc.
5.500% due 10/15/2014		220	226
Computer Sciences Corp.
6.500% due 03/15/2018		3,800	4,382
CRH America, Inc.
8.125% due 07/15/2018		1,000	1,223
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020		6,000	5,918
International Lease Finance Corp.
6.500% due 09/01/2014		7,000	7,175
6.750% due 09/01/2016		300	335
Jones Group, Inc.
5.125% due 11/15/2014		8,025	8,216
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		14,600	3,595
Masco Corp.
6.125% due 10/03/2016		8,200	9,040
Maytag Corp.
5.000% due 05/15/2015		2,200	2,291
PPG Industries, Inc.
6.650% due 03/15/2018		4,000	4,645
Simon Property Group LP
6.125% due 05/30/2018		1,900	2,213

102	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spectra Energy Capital LLC
6.200% due 04/15/2018	$1,000	$1,141
Universal Health Services, Inc.
7.125% due 06/30/2016	1,000	1,120

		81,931

MORTGAGE-BACKED SECURITIES 7.8%
Adjustable Rate Mortgage Trust
2.780% due 09/25/2035	382	346
3.084% due 07/25/2035	655	615
American Home Mortgage Assets Trust
0.344% due 09/25/2046	1,771	1,274
0.384% due 09/25/2046 ^	91	6
American Home Mortgage Investment Trust
1.830% due 09/25/2045	650	626
Banc of America Funding Corp.
2.737% due 10/20/2046 ^	1,614	1,205
2.807% due 01/20/2047 ^	367	287
2.826% due 11/20/2034	1,378	1,330
5.500% due 09/25/2035	3,700	3,883
5.750% due 11/25/2035	1,308	1,375
6.000% due 08/25/2036 ^	547	548
Banc of America Mortgage Trust
2.733% due 07/25/2035	221	206
2.768% due 09/25/2035	587	537
5.500% due 11/25/2035	580	582
BCAP LLC Trust
0.895% due 01/26/2047	1,402	1,237
2.441% due 02/26/2036	551	538
5.250% due 02/26/2036	2,378	2,212
5.250% due 08/26/2037	2,509	2,613
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035	334	340
2.363% due 02/25/2033	9	9
2.430% due 02/25/2036 ^	725	519
2.498% due 05/25/2033	137	139
2.517% due 10/25/2033	238	242
2.654% due 10/25/2035	39	40
2.680% due 05/25/2034	198	186
2.730% due 05/25/2034	713	691
2.761% due 02/25/2034	43	42
5.008% due 11/25/2034	1,504	1,451
5.147% due 08/25/2035	440	444
Bear Stearns Alt-A Trust
2.535% due 11/25/2035 ^	110	87
2.545% due 08/25/2036 ^	125	93
2.601% due 11/25/2036	2,297	1,617
2.710% due 08/25/2036 ^	2,252	1,695
4.413% due 11/25/2036 ^	925	709
Bear Stearns Structured Products, Inc.
1.885% due 01/26/2036	252	203
Bella Vista Mortgage Trust
0.407% due 05/20/2045	62	51
Chase Mortgage Finance Trust
2.681% due 02/25/2037	1,217	1,256
Citicorp Mortgage Securities, Inc.
6.000% due 04/25/2037	596	611
Citigroup Mortgage Loan Trust, Inc.
2.200% due 09/25/2035	1,088	1,088
2.290% due 09/25/2035	1,148	1,140
2.605% due 08/25/2035	701	689
CitiMortgage Alternative Loan Trust
5.750% due 07/25/2022	910	933
Commercial Mortgage Trust
0.589% due 03/10/2046 (a)	12,000	531
1.794% due 01/10/2046 (a)	19,689	1,850

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
0.314% due 02/25/2047	$765	$670
0.324% due 05/25/2047	735	637
0.354% due 05/25/2036	93	75
0.354% due 06/25/2037	2,191	1,884
0.364% due 05/25/2035	2,092	1,763
0.364% due 07/25/2046	1,919	1,605
0.367% due 03/20/2046	115	86
0.404% due 09/25/2046 ^	1,610	434
0.414% due 07/25/2046 ^	1,020	442
0.434% due 12/25/2035	59	53
0.437% due 09/20/2046	1,377	384
0.504% due 05/25/2037 ^	1,063	711
0.554% due 06/25/2036 ^	653	431
0.574% due 12/25/2035	421	238
1.472% due 11/25/2035	934	726
1.529% due 08/25/2035	753	692
2.012% due 11/25/2035	664	531
5.250% due 06/25/2035 ^	432	398
6.000% due 10/25/2032	3	3
6.000% due 01/25/2037 ^	2,136	1,818
6.250% due 08/25/2037 ^	886	734
6.500% due 08/25/2032	670	678
Countrywide Home Loan Mortgage Pass-Through Trust
0.354% due 04/25/2046	2,192	1,747
0.374% due 05/25/2035	1,042	764
0.444% due 04/25/2035	164	135
0.474% due 03/25/2035	2,352	1,819
0.484% due 02/25/2035	325	307
0.494% due 02/25/2035	144	129
0.494% due 03/25/2036	623	343
2.417% due 02/20/2036	1,156	1,103
2.498% due 11/25/2034	94	88
2.521% due 04/20/2036 ^	550	446
2.672% due 08/25/2034	105	100
2.672% due 09/25/2047 ^	1,542	1,307
2.675% due 11/19/2033	21	21
2.854% due 08/25/2034	201	181
4.820% due 11/20/2034	1,827	1,724
5.026% due 01/20/2035	282	281
Credit Suisse First Boston Mortgage Securities Corp.
1.304% due 03/25/2034 ^	179	161
2.312% due 07/25/2033	51	52
6.000% due 12/25/2035	500	519
Credit Suisse Mortgage Capital Certificates
5.776% due 12/16/2049	5,899	6,460
6.500% due 07/26/2036	894	482
DBUBS Mortgage Trust
0.247% due 11/10/2046 (a)	15,100	267
1.380% due 11/10/2046 (a)	37,094	1,235
Deutsche ALT-A Securities, Inc.
5.500% due 12/25/2035 ^	1,104	949
Deutsche ALT-B Securities, Inc.
0.254% due 10/25/2036 ^	139	83
6.250% due 07/25/2036 ^	920	674
Deutsche Mortgage Securities, Inc.
5.229% due 06/26/2035	1,304	1,309
Extended Stay America Trust
1.079% due 12/05/2031 (a)	34,000	699
First Horizon Alternative Mortgage Securities
2.208% due 08/25/2035	1,655	1,492
First Horizon Mortgage Pass-Through Trust
2.613% due 08/25/2035	399	379
5.000% due 10/25/2020	104	106
GMAC Mortgage Corp. Loan Trust
2.966% due 06/25/2034	75	71

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greenpoint Mortgage Funding Trust
0.334% due 01/25/2037	$1,495	$1,091
0.354% due 12/25/2046 ^	1,191	615
0.364% due 04/25/2036	850	654
0.374% due 06/25/2045	448	399
0.424% due 11/25/2045	90	70
Greenpoint Mortgage Pass-Through Certificates
2.795% due 10/25/2033	155	156
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037	1,200	1,259
GS Mortgage Securities Corp.
0.207% due 05/03/2032 (a)	65,000	1,662
GS Mortgage Securities Trust
1.758% due 02/10/2046 (a)	19,666	2,044
2.383% due 11/10/2045 (a)	25,557	3,305
GSR Mortgage Loan Trust
0.414% due 08/25/2046	851	243
1.860% due 03/25/2033	216	215
2.651% due 09/25/2035	564	571
2.744% due 05/25/2035	477	442
HarborView Mortgage Loan Trust
0.346% due 09/19/2037	1,560	1,258
0.348% due 07/21/2036	1,323	1,076
0.396% due 03/19/2036	236	173
0.436% due 02/19/2036	763	599
0.466% due 11/19/2035	1,311	1,132
0.506% due 01/19/2035	90	67
0.896% due 02/19/2034	3	3
2.732% due 07/19/2035	56	49
2.733% due 07/19/2035	174	152
HomeBanc Mortgage Trust
0.334% due 12/25/2036	74	65
Impac CMB Trust
0.814% due 03/25/2035	83	76
0.934% due 10/25/2034	825	769
IndyMac Mortgage Loan Trust
0.364% due 05/25/2046	1,330	1,142
0.394% due 06/25/2037	1,057	935
0.404% due 02/25/2037	1,600	912
0.444% due 11/25/2036	884	520
2.518% due 12/25/2034	275	257
4.608% due 09/25/2035 ^	191	10
4.631% due 08/25/2035	468	394
4.884% due 11/25/2035	1,471	1,428
JPMorgan Alternative Loan Trust
5.500% due 11/25/2036 ^	14	14
JPMorgan Chase Commercial Mortgage Securities Trust
1.332% due 12/15/2047 (a)	84,344	6,388
JPMorgan Mortgage Trust
1.990% due 11/25/2033	244	245
2.497% due 07/27/2037	1,920	1,663
2.517% due 08/25/2035	1,277	1,286
2.593% due 10/25/2035	498	499
2.629% due 02/25/2036	1,450	1,300
2.755% due 07/25/2035	543	541
Lehman XS Trust
0.384% due 06/25/2046 ^	4	0
0.394% due 11/25/2046	175	27
0.474% due 11/25/2046 ^	852	276
MASTR Adjustable Rate Mortgages Trust
0.364% due 04/25/2046	413	313
0.494% due 05/25/2047 ^	1,324	402
MASTR Alternative Loan Trust
0.554% due 03/25/2036	560	159
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.595% due 12/15/2030	6	6

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	103

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
0.404% due 11/25/2035	$966	$914
0.404% due 08/25/2036	283	268
2.219% due 02/25/2033	192	186
2.457% due 06/25/2035	853	838
2.632% due 06/25/2037	576	553
Merrill Lynch Mortgage-Backed Securities Trust
2.765% due 04/25/2037 ^	63	53
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.414% due 07/12/2046	669	726
Morgan Stanley Bank of America Merrill Lynch Trust
1.464% due 05/15/2046 (a)	67,377	5,234
1.740% due 02/15/2046 (a)	24,357	2,355
Nomura Asset Acceptance Corp.
2.499% due 10/25/2035	689	621
2.895% due 08/25/2035	1,216	1,181
5.203% due 02/25/2036 ^	279	235
5.820% due 03/25/2047	769	788
6.138% due 03/25/2047	658	673
RBSSP Resecuritization Trust
2.409% due 10/26/2036	1,811	1,846
Residential Accredit Loans, Inc. Trust
0.304% due 02/25/2047	1,898	1,099
0.364% due 04/25/2046	112	55
0.456% due 01/25/2035	1,254	1,213
0.459% due 09/25/2046	1,575	443
3.202% due 08/25/2035 ^	146	85
3.506% due 09/25/2035 ^	680	534
6.000% due 06/25/2037 ^	950	779
Residential Asset Securitization Trust
0.604% due 12/25/2036 ^	502	191
6.250% due 10/25/2036 ^	443	400
6.500% due 08/25/2036 ^	961	663
Residential Funding Mortgage Securities, Inc. Trust
3.068% due 09/25/2035 ^	476	396
5.364% due 06/25/2035	657	649
Sequoia Mortgage Trust
0.507% due 07/20/2033	438	439
2.635% due 04/20/2035	329	326
Structured Adjustable Rate Mortgage Loan Trust
0.374% due 05/25/2037	126	92
1.526% due 01/25/2035	53	43
1.832% due 10/25/2037 ^	481	307
2.445% due 02/25/2034	324	330
2.456% due 04/25/2035	2,216	2,124
2.477% due 04/25/2034	787	792
Structured Asset Mortgage Investments Trust
0.344% due 07/25/2046	1,455	1,176
0.364% due 04/25/2036	541	405
0.374% due 09/25/2047	200	157
0.384% due 05/25/2045	627	561
0.404% due 09/25/2047 ^	41	0
0.406% due 07/19/2035	551	522
0.464% due 12/25/2035	44	35
0.736% due 07/19/2034	20	20
1.629% due 08/25/2047	2,423	2,144
Structured Asset Securities Corp.
2.646% due 10/28/2035	718	680
5.500% due 05/25/2035	383	396
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.829% due 05/25/2032	43	43
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	189	43
Thornburg Mortgage Securities Trust
1.404% due 06/25/2047	1,334	1,189
5.750% due 06/25/2047	3,261	3,063

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS-Barclays Commercial Mortgage Trust
1.874% due 12/10/2045 (a)	$62,176	$6,864
UBS-Citigroup Commercial Mortgage Trust
2.484% due 01/10/2045 (a)	22,384	2,527
Wachovia Bank Commercial Mortgage Trust
0.295% due 06/15/2020	2,000	1,977
5.719% due 06/15/2049	258	265
WaMu Mortgage Pass-Through Certificates
0.374% due 07/25/2046 ^	65	5
0.434% due 11/25/2045	502	451
0.444% due 07/25/2045	978	914
0.444% due 10/25/2045	252	233
0.464% due 01/25/2045	264	256
0.474% due 01/25/2045	185	175
0.558% due 11/25/2034	1,432	1,357
0.678% due 11/25/2034	971	888
0.889% due 04/25/2047	927	837
0.939% due 12/25/2046	620	578
1.071% due 05/25/2046	1,781	1,681
1.531% due 06/25/2042	143	135
1.531% due 08/25/2042	112	107
2.051% due 12/25/2036 ^	69	60
2.081% due 04/25/2037	1,917	1,651
2.223% due 02/25/2037 ^	1,106	913
2.284% due 11/25/2046	242	231
2.284% due 12/25/2046	911	858
2.408% due 03/25/2034	744	750
2.411% due 03/25/2035	1,056	1,062
2.415% due 08/25/2034	833	836
2.449% due 06/25/2033	135	137
2.475% due 12/25/2035	1,486	1,391
4.163% due 03/25/2036	1,987	1,817
4.686% due 02/25/2037	749	699
Washington Mutual Mortgage Loan Trust
1.328% due 05/25/2041	206	205
Washington Mutual MSC Mortgage Pass-Through Certificates
0.404% due 07/25/2046	228	44
1.069% due 07/25/2046 ^	750	441
1.099% due 05/25/2046	2,601	1,952
2.066% due 02/25/2033	3	3
6.000% due 10/25/2035 ^	1,074	823
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037	349	317
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 03/25/2036	190	190
2.624% due 04/25/2036	617	617
5.568% due 04/25/2036	359	122
6.000% due 10/25/2036	592	582
WFRBS Commercial Mortgage Trust
0.325% due 03/15/2048 (a)	26,228	723
1.510% due 03/15/2045 (a)	70,067	5,618

		192,521

MUNICIPAL BONDS & NOTES 0.2%
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	800	942
California State General Obligation Notes, Series 2009
4.850% due 10/01/2014	1,000	1,023
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	615	616
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	500	618

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	$500	$559

		3,758

	SHARES
PREFERRED SECURITIES 0.1%
Citigroup Capital
7.875% due 10/30/2040	75,000	2,081
SLM Corp. CPI Linked Security
3.552% due 01/16/2018	15,700	383

		2,464

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 2.4%
Fannie Mae
0.214% due 07/25/2037	$1,009	970
0.274% due 03/25/2034	18	18
0.304% due 08/25/2034	16	16
0.354% due 10/27/2037	7,400	7,382
0.554% due 06/25/2029	7	7
1.329% due 10/01/2044	129	133
1.332% due 06/01/2043	153	157
2.011% due 12/01/2034	54	57
2.213% due 03/01/2033	130	136
2.248% due 06/01/2035	100	107
2.339% due 05/01/2026	13	14
2.375% due 09/01/2019	4	4
2.392% due 01/25/2022 (a)	21,654	2,729
2.485% due 11/01/2034	1,489	1,589
3.000% due 03/01/2043 - 06/01/2043	15,626	15,133
3.490% due 12/01/2020	5,007	5,276
4.397% due 12/01/2036	146	156
4.786% due 09/01/2035	101	110
5.700% due 08/01/2018	2,180	2,362
6.000% due 04/25/2043 - 07/25/2044	970	1,086
6.500% due 06/25/2044	25	28
FDIC Structured Sale Guaranteed Notes
0.655% due 11/29/2037	653	652
Federal Housing Administration
6.896% due 07/01/2020	475	461
7.430% due 11/01/2022	30	29
Freddie Mac
0.414% due 08/25/2031	34	33
0.605% due 12/15/2031	53	53
0.755% due 12/15/2037	2,140	2,159
0.902% due 09/25/2022 (a)	23,837	1,401
1.052% due 11/25/2022 (a)	28,998	2,045
1.303% due 08/25/2019 (a)	38,625	2,312
1.332% due 10/25/2044	908	916
1.379% due 11/25/2019 (a)	34,879	2,325
2.335% due 06/01/2024	26	28
2.403% due 09/01/2035	64	68
2.500% due 03/01/2036	253	262
4.288% due 11/01/2035	137	144
4.822% due 10/01/2035	43	47
4.996% due 10/01/2035	102	110
5.159% due 08/01/2035	123	131
Ginnie Mae
1.625% due 10/20/2029	19	20
6.000% due 08/20/2034	6,211	7,021
NCUA Guaranteed Notes
0.536% due 03/06/2020	1,538	1,542

		59,229

104	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 2.8%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022 (g)	$3,661	$3,589
0.125% due 01/15/2023 (g)	51,171	49,548
1.375% due 01/15/2020 (g)	3,137	3,393
1.750% due 01/15/2028	4,354	4,828
2.375% due 01/15/2027	4,987	5,926
2.500% due 01/15/2029	1,961	2,383

		69,667

Total United States (Cost $443,964)		446,609

VIRGIN ISLANDS (BRITISH) 0.1%

CORPORATE BONDS & NOTES 0.1%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$3,200	2,784

Total Virgin Islands (British) (Cost $3,181)		2,784

SHORT-TERM INSTRUMENTS 2.5%

CERTIFICATES OF DEPOSIT 0.6%
Intesa Sanpaolo SpA
1.650% due 04/07/2015	$14,400	14,404

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.1%
Entergy Corp.
0.950% due 07/10/2014		$2,900	$2,896

REPURCHASE AGREEMENTS (f) 0.1%
			3,144

MEXICO TREASURY BILLS 0.3%
3.526% due 06/05/2014 - 06/26/2014 (b)	MXN	106,104	8,065

U.S. TREASURY BILLS 1.4%
0.071% due 05/08/2014 - 03/05/2015 (b)(i)(k)		$34,353	34,344

Total Short-Term Instruments (Cost $62,824)			62,853

Total Investments in Securities (Cost $2,391,631)			2,444,616

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.2%

SHORT-TERM INSTRUMENTS 3.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.2%
PIMCO Short-Term Floating NAV Portfolio	8,985	$90
PIMCO Short-Term Floating NAV Portfolio III	7,898,959	78,918

Total Short-Term Instruments (Cost $79,002)		79,008

Total Investments in Affiliates (Cost $79,002)		79,008

Total Investments 102.6% (Cost $2,470,633)		$2,523,624

Financial Derivative Instruments (h)(j) (0.6%) (Cost or Premiums, net $(8,022))		(13,898)

Other Assets and Liabilities, net (2.0%)		(50,457)

Net Assets 100.0%		$2,459,269

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$5,000	$4,992	0.20%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$3,144	Fannie Mae 2.260% due 10/17/2022	$(3,208)	$3,144	$3,144

Total Repurchase Agreements						$(3,208)	$3,144	$3,144

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
IND	0.100%	03/14/2014	04/15/2014	$(3,437)	$(3,436)
	0.110%	03/18/2014	04/21/2014	(41,336)	(41,338)

Total Reverse Repurchase Agreements					$(44,774)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	105

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPS	0.479%	02/20/2014	05/15/2014	GBP (18,928)	$(31,704)
	0.489%	02/13/2014	05/15/2014	(3,031)	(5,078)
MYI	0.200%	02/13/2014	04/10/2014	EUR (16,181)	(22,308)

Total Sale-Buyback Transactions					$(59,090)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $245,760 at a weighted average interest rate of 0.223%.
(3)	Payable for sale-buyback transactions includes $141 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	04/01/2044	$15,000	$(14,421)	$(14,486)
Fannie Mae	4.000%	04/01/2044	11,000	(11,490)	(11,431)
Fannie Mae	4.000%	05/01/2044	100,000	(103,472)	(103,562)

				$(129,383)	$(129,479)

Total Short Sales				$(129,383)	$(129,479)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(g)	Securities with an aggregate market value of $103,626 and cash of $340 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
IND	$0	$(44,774)	$0	$0	$(44,774)	$44,802	$28
SSB	3,144	0	0	0	3,144	(3,208)	(64)

Master Securities Forward Transaction Agreement
BOA	0	0	0	(11,431)	(11,431)	0	(11,431)
BPS	0	0	(36,782)	0	(36,782)	36,208	(574)
DEU	0	0	0	(33,140)	(33,140)	0	(33,140)
FOB	0	0	0	(70,422)	(70,422)	0	(70,422)
JPS	0	0	0	(14,486)	(14,486)	0	(14,486)
MYI	0	0	(22,308)	0	(22,308)	22,028	(280)

Total Borrowings and Other Financing Transactions	$3,144	$(44,774)	$(59,090)	$(129,479)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$112.000	05/23/2014	700	$6	$11

Total Purchased Options				$6	$11

106	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$124.000	04/25/2014	369	$(150)	$(162)
Call - CBOT U.S. Treasury 10-Year Note May Futures	124.500	04/25/2014	250	(78)	(62)
Call - CME 90-Day Eurodollar June Futures	99.750	06/16/2014	1,776	(86)	(89)
Put - CME 90-Day Eurodollar June Futures	99.750	06/16/2014	1,776	(374)	(67)

				$(688)	$(380)

Total Written Options				$(688)	$(380)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2014	202	$28	$0	$(17)
3-Month Euribor June Futures	Long	06/2014	45	(3)	0	(2)
90-Day Euribor September Futures	Long	09/2014	283	14	0	(20)
90-Day Eurodollar December Futures	Long	12/2014	1,774	358	22	0
90-Day Eurodollar June Futures	Long	06/2014	1,644	253	0	0
90-Day Eurodollar September Futures	Long	09/2014	2,636	572	0	0
Australia Government 3-Year Bond June Futures	Short	06/2014	168	15	9	(9)
Australia Government 10-Year Bond June Futures	Short	06/2014	292	(141)	36	(36)
Call Options Strike @ EUR 133.500 on Euro-Bund 10-Year Bond June Futures	Long	05/2014	200	0	0	0
Call Options Strike @ EUR 142.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	198	9	0	(25)
Call Options Strike @ EUR 143.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	116	(67)	53	0
Call Options Strike @ EUR 143.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	223	(90)	86	0
Call Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	84	16	26	0
Call Options Strike @ EUR 144.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	267	42	63	0
Call Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	134	24	24	0
Call Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	485	(52)	33	0
Canada Government 10-Year Bond June Futures	Short	06/2014	949	(337)	354	0
Euro-BTP Italy Government Bond June Futures	Long	06/2014	465	725	38	(32)
Euro-Bund 10-Year Bond June Futures	Long	06/2014	217	(9)	0	(138)
Euro-OAT France Government 10-Year Bond June Futures	Long	06/2014	534	949	0	(236)
Put Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	485	384	0	(8)
U.S. Treasury 5-Year Note June Futures	Short	06/2014	143	108	0	(9)
U.S. Treasury 10-Year Note June Futures	Long	06/2014	693	(816)	0	(43)
U.S. Treasury 30-Year Bond June Futures	Short	06/2014	168	(108)	53	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2014	102	36	1	(3)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2014	848	188	9	(9)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2014	2,839	731	0	(59)
United Kingdom Long Gilt June Futures	Long	06/2014	6	7	0	(6)

Total Futures Contracts				$2,836	$807	$(652)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	06/18/2021	$	242,000	$(393)	$851	$154	$0
Pay	3-Month USD-LIBOR	3.000%	06/20/2023		111,000	(4,343)	1,863	0	(157)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		288,900	(7,170)	(8,533)	349	0
Receive	3-Month USD-LIBOR	3.000%	06/18/2024		69,700	(420)	237	94	0
Pay	3-Month USD-LIBOR	4.500%	06/19/2024		9,800	173	225	0	(14)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		900	(1)	(39)	5	0
Receive	6-Month AUD-BBR-BBSW	4.250%	03/15/2023	AUD	11,900	42	(73)	0	(2)
Receive	6-Month EUR-EURIBOR	0.400%	03/14/2015	EUR	119,400	(160)	66	17	0
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024		115,700	(1,235)	(1,164)	397	0
Receive	6-Month GBP-LIBOR	3.000%	09/17/2024	GBP	64,800	(334)	(625)	388	0
Receive	6-Month GBP-LIBOR	3.500%	09/17/2044		18,800	(962)	(505)	3	0
Pay	6-Month JPY-LIBOR	1.500%	06/19/2028	JPY	20,350,000	8,078	2,040	0	(398)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		22,690,000	(1,820)	(178)	0	(728)

						$(8,545)	$(5,835)	$1,407	$(1,299)

Total Swap Agreements						$(8,545)	$(5,835)	$1,407	$(1,299)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	107

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(i)	Securities with an aggregate market value of $10,536 and cash of $27,965 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$11	$807	$1,407	$2,225	$(380)	$(652)	$(1,299)	$(2,331)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2014	$		120,442		AUD	133,932	$ 3,767	$0

BOA	04/2014		AUD	135,155	$		124,676	0	(667)
	04/2014		EUR	325,000			446,286	57	(1,507)
	04/2014		NZD	19,138			15,921	0	(687)
	04/2014	$		421,398		EUR	305,567	0	(433)
	04/2014			321,169		JPY	32,695,033	0	(4,365)
	04/2014			40,000		KRW	42,360,000	0	(193)
	04/2014			1,809		NZD	2,120	31	0
	05/2014		EUR	305,568	$		421,378	440	0
	05/2014		MXN	93,115			6,995	0	(114)
	05/2014	$		124,418		AUD	135,156	667	0
	05/2014			5,302		JPY	545,933	0	(12)
	05/2014			113,406		NOK	687,605	1,246	0
	05/2014			453		SEK	2,890	0	(7)
	06/2014		BRL	26,195	$		10,668	0	(691)
	09/2015	$		4,590		CNY	28,183	0	(83)

BPS	04/2014		BRL	4,806	$		2,040	0	(78)
	04/2014	$		2,124		BRL	4,806	0	(6)
	04/2014			188,939		JPY	19,160,796	0	(3,277)
	05/2014		MXN	137,732	$		10,381	0	(135)
	05/2014	$		3,020		MXN	40,325	59	0
	05/2014			297		SEK	1,910	0	(2)
	06/2014		MXN	15,589	$		1,185	0	(1)

BRC	04/2014		BRL	60,151			24,765	0	(1,745)
	04/2014		EUR	5,717			7,904	32	(4)
	04/2014		GBP	4,215			6,996	0	(31)
	04/2014		SGD	65,018			51,062	0	(626)
	04/2014	$		26,513		BRL	60,151	62	(65)
	04/2014			3,903		CNY	23,750	0	(66)
	04/2014			228,506		GBP	137,494	737	(20)
	05/2014		SEK	98,487	$		15,173	0	(34)
	05/2014	$		55,390		EUR	40,220	15	0
	05/2014			8,645		GBP	5,226	66	0
	05/2014			112,827		SEK	727,640	0	(476)
	06/2014			51,065		SGD	65,018	625	0
	09/2015			5,883		CNY	36,000	0	(126)

CBK	04/2014		BRL	30,872	$		12,785	0	(821)
	04/2014		EUR	10,435			14,358	0	(18)
	04/2014		GBP	1,342			2,241	3	0
	04/2014		KRW	58,845,368			54,694	0	(604)
	04/2014	$		13,642		BRL	30,872	0	(36)
	04/2014			9,834		CNY	59,911	0	(155)
	04/2014		ZAR	8,553	$		790	0	(20)
	05/2014		GBP	1,450			2,391	0	(26)
	05/2014		MXN	149,056			11,280	0	(101)
	05/2014	$		10,531		MXN	140,510	197	0
	05/2014			11,799		NOK	72,570	301	0
	06/2014		BRL	18,030	$		7,307	0	(511)
	06/2014		MXN	18,227			1,363	0	(26)

108	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2014	$		185,110		CAD	205,478	$414	$0
	07/2014			54,433		KRW	58,845,368	645	0
	09/2015			13,377		CNY	81,153	0	(400)

DUB	04/2014			1,114		AUD	1,223	20	0
	04/2014			3,725		EUR	2,701	0	(4)
	05/2014		MXN	183,128	$		13,870	0	(112)

FBF	04/2014		BRL	117,251			51,812	137	0
	04/2014		SGD	98,227			77,138	0	(951)
	04/2014	$		49,682		BRL	117,251	1,992	0
	04/2014			1,035		EUR	747	0	(6)
	04/2014			48,750		KRW	51,706,688	0	(160)
	05/2014		BRL	117,251	$		49,302	0	(1,931)
	05/2014		MXN	25,134			1,873	0	(45)
	05/2014	$		2,226		MXN	29,869	54	0
	06/2014			77,142		SGD	98,227	950	0

GLM	04/2014		BRL	4,678	$		2,000	0	(62)
	04/2014		EUR	42,309			58,755	467	0
	04/2014		JPY	30,375,547			294,871	558	0
	04/2014	$		2,067		BRL	4,678	0	(5)
	04/2014			29,089		GBP	17,358	0	(151)
	05/2014		MXN	79,385	$		6,014	0	(47)

GST	04/2014	$		4,068		CNY	24,774	0	(65)

HUS	04/2014		DKK	57,905	$		10,732	48	0
	04/2014	$		2,602		CNY	15,833	0	(44)
	04/2014			102,263		EUR	74,445	307	(11)
	04/2014			40,920		NZD	47,942	687	0
	05/2014		MXN	123,553	$		9,287	0	(146)
	05/2014	$		7,340		MXN	97,953	139	0

JPM	04/2014		BRL	79,207	$		33,027	0	(1,881)
	04/2014		GBP	52,472			87,368	80	(191)
	04/2014	$		33,620		BRL	79,207	1,293	(4)
	04/2014			7,000		CNY	42,636	0	(112)
	04/2014			9,572		GBP	5,757	26	0
	05/2014		BRL	76,048	$		31,975	0	(1,254)
	05/2014		DKK	65,480			12,085	0	(1)
	05/2014		EUR	553			762	1	0
	06/2014		BRL	11,906			4,857	0	(306)
	09/2015	$		1,852		CNY	11,190	0	(62)

MSC	04/2014		NZD	30,924	$		26,620	0	(218)
	05/2014		SEK	64,547			10,017	51	0
	05/2014	$		5,311		MXN	70,814	96	0
	05/2014			26,558		NZD	30,924	213	0
	06/2014		MXN	70,642	$		5,342	0	(33)
	09/2015	$		4,440		CNY	27,317	0	(72)

RBC	05/2014			127,356		CHF	112,083	0	(531)

RYL	04/2014		GBP	102,580	$		169,031	0	(1,985)
	04/2014	$		14,932		CNY	91,290	0	(183)
	05/2014			168,994		GBP	102,580	1,983	0

SCX	04/2014			128,095		SGD	163,245	1,683	0

UAG	04/2014		BRL	77,073	$		31,863	0	(2,104)
	04/2014		CNY	457,376			74,823	971	0
	04/2014		KRW	77,713,320			72,211	0	(818)
	04/2014	$		32,864		BRL	77,073	1,125	(21)
	04/2014			79,428		CNY	489,036	0	(461)
	04/2014			10,669		DKK	57,883	11	0
	04/2014			40,000		KRW	42,492,000	0	(70)
	05/2014		BRL	58,810	$		24,603	0	(1,094)
	05/2014		MXN	269,991			20,280	0	(333)
	05/2014	$		3,267		CAD	3,630	14	0
	05/2014			9,315		MXN	124,088	159	0
	07/2014		CNY	457,375	$		73,961	262	0
	07/2014		DKK	57,883			10,676	0	(11)
	07/2014	$		71,880		KRW	77,713,320	859	0

Total Forward Foreign Currency Contracts								$23,550	$(33,654)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	109

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	38,000	$3,065	$3,811

BPS	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		1,600	126	160

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		19,500	1,614	1,955

								$4,805	$5,926

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC USD versus JPY	JPY	116.000	06/11/2014	$	200,000	$20	$17

Total Purchased Options							$4,825	$5,943

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	161,000	$(3,059)	$(4,572)

BPS	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		6,700	(120)	(190)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		81,900	(1,544)	(2,326)

								$(4,723)	$(7,088)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	100.750	05/20/2014	$	4,300	$(27)	$(19)
	Put - OTC USD versus JPY		80.000	02/18/2019		17,200	(949)	(893)
	Put - OTC USD versus JPY		80.000	02/28/2019		4,700	(254)	(246)

BRC	Put - OTC USD versus JPY		91.000	02/18/2016		9,200	(219)	(198)

CBK	Put - OTC USD versus JPY		99.700	05/20/2014		5,800	(38)	(16)
	Call - OTC USD versus RUB	RUB	37.380	04/10/2014		4,600	(32)	0

FBF	Call - OTC USD versus MXN	MXN	13.550	05/15/2014		5,300	(93)	(17)

GLM	Call - OTC USD versus BRL	BRL	2.400	04/03/2014		8,000	(45)	0
	Call - OTC USD versus BRL		2.500	05/15/2014		6,100	(131)	(7)
	Put - OTC USD versus JPY	JPY	100.600	05/20/2014		7,700	(52)	(32)
	Put - OTC USD versus JPY		91.000	02/18/2016		9,400	(212)	(203)
	Call - OTC USD versus MXN	MXN	13.450	04/10/2014		5,100	(32)	(2)

HUS	Put - OTC USD versus JPY	JPY	102.000	04/07/2014		14,700	(58)	(21)

JPM	Put - OTC USD versus JPY		101.250	04/17/2014		5,500	(24)	(10)
	Put - OTC USD versus JPY		91.000	02/18/2016		25,196	(637)	(543)

UAG	Put - OTC USD versus JPY		101.000	04/23/2014		7,300	(32)	(15)

							$(2,835)	$(2,222)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC Fannie Mae 3.500% due 05/01/2044	$	98.391	05/05/2014	$	4,000	$(19)	$(6)
	Call - OTC Fannie Mae 3.500% due 05/01/2044		101.391	05/05/2014		4,000	(14)	(8)

DUB	Put - OTC Fannie Mae 3.500% due 05/01/2044		98.391	05/05/2014		4,000	(22)	(6)
	Call - OTC Fannie Mae 3.500% due 05/01/2044		101.391	05/05/2014		4,000	(12)	(8)

JPM	Put - OTC Fannie Mae 3.500% due 04/01/2044		98.719	04/03/2014		9,000	(25)	0
	Call - OTC Fannie Mae 3.500% due 04/01/2044		101.719	04/03/2014		9,000	(14)	(1)

							$(106)	$(29)

110	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$5,400	$(69)	$(5)

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	6,300	(62)	(5)

						$(131)	$(10)

Total Written Options						$(7,795)	$(9,349)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at 03/31/2013	580	$1,299,195	AUD	0	EUR	628,476	GBP	0	JPY	0	$(12,421)
Sales	9,740	2,012,256		122,254		25,761		42,700		7,100,000	(17,793)
Closing Buys	0	(1,013,742)		(29,800)		0		0		0	6,636
Expirations	(2,502)	(1,598,857)		(92,454)		(517,782)		(42,700)		(3,570,000)	12,157
Exercised	(3,647)	(263,456)		0		(136,455)		0		(3,530,000)	2,938

Balance at 03/31/2014	4,171	$435,396	AUD	0	EUR	0	GBP	0	JPY	0	$(8,483)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	CenturyLink, Inc.	(0.595%	)	06/20/2017	0.989%	$ 2,800	$0	$34	$34	$0
	Duke Capital Corp.	(1.000%	)	06/20/2018	0.634%	1,000	(20)	5	0	(15)
	Jones Group, Inc.	(5.000%	)	12/20/2014	0.513%	7,800	(501)	233	0	(268)
	Universal Health Services, Inc.	(1.250%	)	06/20/2016	0.484%	1,000	0	(17)	0	(17)

BRC	Avnet, Inc.	(1.000%	)	09/20/2016	0.330%	500	16	(24)	0	(8)
	Centex Corp.	(5.000%	)	06/20/2014	0.053%	1,000	(52)	39	0	(13)
	Computer Sciences Corp.	(0.760%	)	03/20/2018	0.498%	750	0	(8)	0	(8)

CBK	Santander International Debt S.A.	(1.000%	)	03/20/2015	0.322%	5,100	328	(364)	0	(36)

DUB	Cardinal Health, Inc.	(1.000%	)	12/20/2016	0.147%	1,000	(19)	(4)	0	(23)
	Cardinal Health, Inc.	(1.000%	)	06/20/2017	0.179%	1,000	(20)	(7)	0	(27)

FBF	PPG Industries, Inc.	(0.830%	)	03/20/2018	0.294%	4,000	0	(85)	0	(85)

GST	AutoZone, Inc.	(1.090%	)	09/20/2018	0.421%	400	0	(12)	0	(12)
	Computer Sciences Corp.	(1.180%	)	03/20/2018	0.498%	3,050	0	(83)	0	(83)

JPM	Whirlpool Corp.	(0.460%	)	06/20/2015	0.085%	2,200	0	(11)	0	(11)

MYC	CommonWealth REIT	(1.960%	)	12/20/2015	0.991%	8,250	0	(143)	0	(143)

							$(268)	$(447)	$34	$(749)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$ 8,300	$(332)	$90	$0	$(242)
	Japan Government International Bond	1.000%	06/20/2018	0.374%	7,100	135	52	187	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%	15,100	(958)	192	0	(766)

BRC	China Government International Bond	1.000%	03/20/2019	0.868%	1,600	(2)	13	11	0
	H.J. Heinz Co.	1.000%	03/20/2018	0.848%	700	(36)	40	4	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%	1,700	(113)	27	0	(86)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.627%	2,200	(92)	27	0	(65)
	Russia Government International Bond	1.000%	03/20/2019	2.107%	3,600	(229)	47	0	(182)
	Russia Government International Bond	1.000%	06/20/2019	2.147%	1,200	(98)	33	0	(65)

DUB	Brazil Government International Bond	1.000%	03/20/2019	1.627%	10,800	(455)	140	0	(315)
	China Government International Bond	1.000%	03/20/2019	0.868%	4,000	2	24	26	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	16,200	(301)	91	0	(210)

FBF	Goldman Sachs Group, Inc.	1.000%	12/20/2014	0.331%	1,000	(19)	25	6	0

GST	Brazil Government International Bond	1.000%	03/20/2019	1.627%	1,400	(66)	25	0	(41)
	Japan Government International Bond	1.000%	06/20/2018	0.374%	48,100	886	380	1,266	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	111

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
HUS	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$400	$(17)	$5	$0	$(12)
	Italy Government International Bond	1.000%	03/20/2019	1.283%	46,400	(1,063)	461	0	(602)
	Russia Government International Bond	1.000%	03/20/2019	2.107%	4,300	(324)	106	0	(218)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.627%	8,600	(434)	183	0	(251)
	China Government International Bond	1.000%	03/20/2019	0.868%	2,600	9	8	17	0

MYC	Brazil Government International Bond	1.000%	03/20/2019	1.627%	11,800	(591)	246	0	(345)
	China Government International Bond	1.000%	03/20/2019	0.868%	2,200	3	12	15	0
	H.J. Heinz Co.	1.000%	03/20/2018	0.848%	2,200	(110)	124	14	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	9,300	(179)	58	0	(121)
	Japan Government International Bond	1.000%	06/20/2018	0.374%	12,500	245	84	329	0

						$(4,139)	$2,493	$1,875	$(3,521)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	65,200	$17	$347	$364	$0
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		300	(1)	2	1	0

BPS	Pay	1-Year BRL-CDI	12.935%	01/02/2017		85,500	204	274	478	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	167,100	(90)	334	244	0

BRC	Pay	28-Day MXN-TIIE	5.520%	09/11/2018		65,500	2	54	56	0
	Pay	28-Day MXN-TIIE	5.750%	02/22/2023		11,800	(10)	(33)	0	(43)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		44,100	(43)	107	64	0

DUB	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		84,000	(21)	144	123	0

GLM	Pay	1-Year BRL-CDI	12.850%	01/04/2021	BRL	8,900	(14)	42	28	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	131,900	(13)	206	193	0
	Pay	28-Day MXN-TIIE	6.770%	12/27/2023		12,600	0	17	17	0

HUS	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	20,400	62	52	114	0
	Pay	28-Day MXN-TIIE	5.750%	02/22/2023	MXN	4,300	(3)	(13)	0	(16)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		12,900	1	17	18	0

JPM	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		71,600	(39)	144	105	0
	Pay	28-Day MXN-TIIE	7.380%	02/09/2029		121,800	9	82	91	0

MYC	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	43,000	(24)	264	240	0

UAG	Pay	1-Year BRL-CDI	12.850%	01/04/2021		600	0	2	2	0

							$37	$2,042	$2,138	$(59)

Total Swap Agreements							$(4,370)	$4,088	$4,047	$(4,329)

112	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(k)	Securities with an aggregate market value of $21,760 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$3,767	$0	$0	$3,767	$0	$0	$0	$0	$3,767	$(3,280)	$487
BOA	2,441	3,811	586	6,838	(8,759)	(5,744)	(1,308)	(15,811)	(8,973)	7,609	(1,364)
BPS	59	160	722	941	(3,499)	(190)	0	(3,689)	(2,748)	2,191	(557)
BRC	1,537	0	135	1,672	(3,193)	(198)	(158)	(3,549)	(1,877)	2,642	765
CBK	1,560	1,955	0	3,515	(2,718)	(2,347)	(348)	(5,413)	(1,898)	1,971	73
DUB	20	17	149	186	(116)	(19)	(575)	(710)	(524)	360	(164)
FBF	3,133	0	6	3,139	(3,093)	(17)	(85)	(3,195)	(56)	592	536
GLM	1,025	0	238	1,263	(265)	(244)	0	(509)	754	352	1,106
GST	0	0	1,266	1,266	(65)	0	(136)	(201)	1,065	(1,410)	(345)
HUS	1,181	0	132	1,313	(201)	(21)	(848)	(1,070)	243	260	503
JPM	1,400	0	213	1,613	(3,811)	(554)	(262)	(4,627)	(3,014)	2,912	(102)
MSC	360	0	0	360	(323)	0	0	(323)	37	(624)	(587)
MYC	0	0	598	598	0	0	(609)	(609)	(11)	(585)	(596)
RBC	0	0	0	0	(531)	0	0	(531)	(531)	901	370
RYL	1,983	0	0	1,983	(2,168)	0	0	(2,168)	(185)	269	84
SCX	1,683	0	0	1,683	0	0	0	0	1,683	(1,520)	163
UAG	3,401	0	2	3,403	(4,912)	(15)	0	(4,927)	(1,524)	1,700	176

Total Over the Counter	$23,550	$5,943	$4,047	$33,540	$(33,654)	$(9,349)	$(4,329)	$(47,332)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$11	$11
Futures	0	0	0	0	807	807
Swap Agreements	0	0	0	0	1,407	1,407

	$0	$0	$0	$0	$2,225	$2,225

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,550	$0	$23,550
Purchased Options	0	0	0	17	5,926	5,943
Swap Agreements	0	1,909	0	0	2,138	4,047

	$0	$1,909	$0	$23,567	$8,064	$33,540

	$0	$1,909	$0	$23,567	$10,289	$35,765

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$380	$380
Futures	0	0	0	0	652	652
Swap Agreements	0	0	0	0	1,299	1,299

	$0	$0	$0	$0	$2,331	$2,331

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33,654	$0	$33,654
Written Options	0	0	0	2,222	7,127	9,349
Swap Agreements	0	4,270	0	0	59	4,329

	$0	$4,270	$0	$35,876	$7,186	$47,332

	$0	$4,270	$0	$35,876	$9,517	$49,663

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	113

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$805	$805
Futures	0	0	0	0	26,752	26,752
Swap Agreements	0	(3)	0	0	(32,942)	(32,945)

	$0	$(3)	$0	$0	$(5,385)	$(5,388)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(209,972)	$0	$(209,972)
Purchased Options	0	0	0	(397)	0	(397)
Written Options	0	0	0	1,253	6,687	7,940
Swap Agreements	0	(643)	0	47,823	3,116	50,296

	$0	$(643)	$0	$(161,293)	$9,803	$(152,133)

	$0	$(646)	$0	$(161,293)	$4,418	$(157,521)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$5	$5
Written Options	0	0	0	0	219	219
Futures	0	0	0	0	(15,254)	(15,254)
Swap Agreements	0	0	0	0	4,121	4,121

	$0	$0	$0	$0	$(10,909)	$(10,909)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$147,869	$0	$147,869
Purchased Options	0	0	0	27	718	745
Written Options	0	0	0	(69)	(4,945)	(5,014)
Swap Agreements	0	2,191	0	(36,882)	164	(34,527)

	$0	$2,191	$0	$110,945	$(4,063)	$109,073

	$0	$2,191	$0	$110,945	$(14,972)	$98,164

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$16,734	$0	$16,734
Mortgage-Backed Securities	0	3,728	0	3,728
Sovereign Issues	0	29,408	0	29,408
Belgium
Sovereign Issues	0	8,587	0	8,587
Brazil
Corporate Bonds & Notes	0	19,922	0	19,922
Sovereign Issues	0	132,458	0	132,458
Canada
Corporate Bonds & Notes	0	15,508	0	15,508
Sovereign Issues	0	58,966	0	58,966
Cayman Islands
Asset-Backed Securities	0	12,731	0	12,731
Denmark
Corporate Bonds & Notes	0	10,880	0	10,880
Sovereign Issues	0	12,280	0	12,280
France
Corporate Bonds & Notes	0	66,921	0	66,921
Sovereign Issues	0	193,568	0	193,568
Germany
Corporate Bonds & Notes	0	122,976	0	122,976
Sovereign Issues	0	55,051	0	55,051

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Ireland
Asset-Backed Securities	$0	$3,270	$0	$3,270
Corporate Bonds & Notes	0	9,904	0	9,904
Mortgage-Backed Securities	0	1,687	0	1,687
Italy
Corporate Bonds & Notes	0	7,890	0	7,890
Sovereign Issues	0	140,066	0	140,066
Japan
Sovereign Issues	0	85,188	0	85,188
Luxembourg
Asset-Backed Securities	0	3,407	0	3,407
Corporate Bonds & Notes	0	20,998	0	20,998
Mexico
Sovereign Issues	0	94,552	0	94,552
Netherlands
Asset-Backed Securities	0	13,354	0	13,354
Corporate Bonds & Notes	0	12,836	0	12,836
New Zealand
Sovereign Issues	0	107,700	0	107,700
Norway
Corporate Bonds & Notes	0	41,341	0	41,341
Sovereign Issues	0	1,730	0	1,730
Slovenia
Sovereign Issues	0	91,089	0	91,089
South Africa
Sovereign Issues	0	622	0	622

114	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Spain
Corporate Bonds & Notes	$0	$31,050	$0	$31,050
Sovereign Issues	0	244,145	0	244,145
Supranational
Corporate Bonds & Notes	0	41,496	0	41,496
Sweden
Corporate Bonds & Notes	0	23,236	0	23,236
Sovereign Issues	0	11,921	0	11,921
Thailand
Corporate Bonds & Notes	0	841	0	841
United Kingdom
Bank Loan Obligations	0	10,688	0	10,688
Corporate Bonds & Notes	0	81,895	0	81,895
Mortgage-Backed Securities	0	10,234	0	10,234
Sovereign Issues	0	81,512	0	81,512
United States
Asset-Backed Securities	0	35,049	0	35,049
Bank Loan Obligations	0	1,990	0	1,990
Corporate Bonds & Notes	0	76,939	4,992	81,931
Mortgage-Backed Securities	0	192,521	0	192,521
Municipal Bonds & Notes	0	3,758	0	3,758
Preferred Securities	2,464	0	0	2,464
U.S. Government Agencies	0	58,739	490	59,229
U.S. Treasury Obligations	0	69,667	0	69,667
Virgin Islands (British)
Corporate Bonds & Notes	0	2,784	0	2,784
Short-Term Instruments
Certificates of Deposit	0	14,404	0	14,404
Commercial Paper	0	2,896	0	2,896
Repurchase Agreements	0	3,144	0	3,144

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Mexico Treasury Bills	$0	$8,065	$0	$8,065
U.S. Treasury Bills	0	34,344	0	34,344
	$2,464	$2,436,670	$5,482	$2,444,616

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$79,008	$0	$0	$79,008

Total Investments	$81,472	$2,436,670	$5,482	$2,523,624

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(129,479)	$0	$(129,479)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	807	1,418	0	2,225
Over the counter	0	33,540	0	33,540
	$807	$34,958	$0	$35,765

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(808)	(1,523)	0	(2,331)
Over the counter	0	(47,322)	(10)	(47,332)
	$(808)	$(48,845)	$(10)	$(49,663)

Totals	$81,471	$2,293,304	$5,472	$2,380,247

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	115

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.1%

AUSTRALIA 2.0%

CORPORATE BONDS & NOTES 1.4%
Australia & New Zealand Banking Group Ltd.
1.000% due 10/06/2016		$44,400	$44,710
2.400% due 11/23/2016		300	310
Commonwealth Bank of Australia
3.492% due 08/13/2014		4,300	4,351
GE Capital Australia Funding Pty. Ltd.
4.500% due 01/30/2018	AUD	1,300	1,219
Westpac Banking Corp.
1.250% due 12/14/2018		$22,700	22,392
1.850% due 11/26/2019		10,100	9,975
2.700% due 12/09/2014		5,000	5,082

			88,039

MORTGAGE-BACKED SECURITIES 0.1%
Puma Finance Ltd.
0.374% due 02/21/2038		956	951
3.055% due 08/22/2037	AUD	1,197	1,106
Swan Trust
0.394% due 05/12/2037		$83	83
Torrens Trust
3.055% due 10/19/2038	AUD	2,062	1,905

			4,045

SOVEREIGN ISSUES 0.5%
New South Wales Treasury Corp.
6.000% due 03/01/2022		15,600	16,184
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025		11,600	13,709

			29,893

Total Australia (Cost $123,828)			121,977

BELGIUM 0.1%

SOVEREIGN ISSUES 0.1%
Belgium Government International Bond
2.750% due 03/05/2015		$5,000	5,111

Total Belgium (Cost $5,041)			5,111

BRAZIL 6.2%

CORPORATE BONDS & NOTES 0.8%
Petrobras Global Finance BV
2.593% due 03/17/2017		$4,900	4,930
3.113% due 03/17/2020		20,500	20,531
3.250% due 03/17/2017		29,200	29,368

			54,829

SOVEREIGN ISSUES 5.4%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	33,700	10,742
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		553,500	216,563
10.000% due 01/01/2023		245,980	94,091
10.000% due 01/01/2025		75,000	27,903

			349,299

Total Brazil (Cost $382,660)			404,128

CANADA 1.7%

CORPORATE BONDS & NOTES 0.1%
Agrium, Inc.
6.750% due 01/15/2019		$4,000	4,712

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Caisse Centrale Desjardins
2.550% due 03/24/2016		$5,000	$5,190

			9,902

SOVEREIGN ISSUES 1.6%
Canada Housing Trust
2.350% due 09/15/2023	CAD	1,100	957
2.400% due 12/15/2022		5,800	5,125
Province of British Columbia
4.300% due 06/18/2042		3,000	2,968
Province of Ontario
1.900% due 09/08/2017		22,600	20,604
2.100% due 09/08/2018		13,400	12,171
2.450% due 06/29/2022		$6,200	5,905
3.150% due 06/02/2022	CAD	3,400	3,115
4.300% due 03/08/2017		6,000	5,862
Province of Quebec
3.000% due 09/01/2023		19,200	17,001
3.500% due 12/01/2022		6,500	6,045
4.250% due 12/01/2021		8,800	8,685
4.500% due 12/01/2017		6,100	6,050
5.000% due 12/01/2038		8,100	8,413
6.000% due 10/01/2029		3,200	3,639

			106,540

Total Canada (Cost $121,949)			116,442

CAYMAN ISLANDS 0.7%

ASSET-BACKED SECURITIES 0.7%
ACAS CLO Ltd.
0.447% due 04/20/2021		$6,300	6,235
ALM Ltd.
1.467% due 02/13/2023		23,400	23,396
BlackRock Senior Income Series Corp.
0.477% due 04/20/2019		1,092	1,078
Galaxy CLO Ltd.
0.479% due 04/25/2019		516	513
Hillmark Funding
0.484% due 05/21/2021		9,427	9,176
Kingsland Ltd.
0.483% due 06/13/2019		618	619
Lafayette CLO Ltd.
1.635% due 09/06/2022		272	272
Mountain View Funding CLO Ltd.
0.499% due 04/15/2019		1,490	1,480
MSIM Peconic Bay Ltd.
0.517% due 07/20/2019		817	817
Octagon Investment Partners Ltd.
0.477% due 04/23/2020		611	606
Pacifica CDO Corp.
0.499% due 01/26/2020		548	545

Total Cayman Islands (Cost $44,371)			44,737

DENMARK 0.4%

CORPORATE BONDS & NOTES 0.4%
Nykredit Realkredit A/S
2.000% due 01/01/2015	DKK	76,000	14,202
6.000% due 10/01/2029		471	101
Realkredit Danmark A/S
1.360% due 01/01/2038		3,685	702
2.000% due 01/01/2015		50,300	9,406

Total Denmark (Cost $23,864)			24,411

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FRANCE 12.8%

ASSET-BACKED SECURITIES 0.0%
Titrisocram
1.209% due 03/25/2022	EUR	92	$128

CORPORATE BONDS & NOTES 1.3%
Banque PSA Finance S.A.
4.000% due 06/24/2015		600	851
4.875% due 09/25/2015		2,000	2,887
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		$6,800	6,964
Caisse Francaise de Financement Local
5.750% due 08/24/2015	AUD	1,600	1,520
Cie de Financement Foncier S.A.
0.981% due 04/17/2014		$1,800	1,801
2.500% due 09/16/2015		16,100	16,534
Credit Agricole Home Loan SFH
0.987% due 07/21/2014		16,000	16,032
Dexia Credit Local S.A.
0.616% due 11/07/2016		1,500	1,500
0.716% due 04/29/2014		12,100	12,104
2.750% due 04/29/2014		21,745	21,775

			81,968

SOVEREIGN ISSUES 11.5%
Caisse d’Amortissement de la Dette Sociale
1.125% due 01/30/2017		5,500	5,512
3.500% due 07/01/2014		19,700	19,857
France Government Bond
1.000% due 05/25/2018 (g)	EUR	275,900	384,929
1.000% due 11/25/2018 (g)		65,100	90,399
3.250% due 05/25/2045		16,400	23,256
3.750% due 04/25/2017 (g)		43,500	66,075
4.000% due 10/25/2038		12,900	20,967
4.500% due 04/25/2041		70,000	122,998
4.750% due 04/25/2035		600	1,071
France Treasury Notes
1.000% due 07/25/2017 (g)		7,000	9,816

			744,880

Total France (Cost $784,127)			826,976

GERMANY 4.0%

CORPORATE BONDS & NOTES 1.9%
FMS Wertmanagement AoeR
3.375% due 06/17/2021	EUR	20,900	32,828
5.000% due 03/20/2017	AUD	4,000	3,864
KFW
2.750% due 09/07/2015	GBP	20,000	34,295
5.500% due 02/09/2022	AUD	20,500	20,237
6.000% due 08/20/2020		20,000	20,328
Landwirtschaftliche Rentenbank
5.500% due 03/29/2022		10,400	10,240

			121,792

SOVEREIGN ISSUES 2.1%
Republic of Germany
0.100% due 04/15/2023 (c)	EUR	6,145	8,520
0.750% due 04/15/2018 (c)		15,242	22,151
2.500% due 07/04/2044		4,700	6,575
4.000% due 01/04/2037		50,800	89,611
State of North Rhine-Westphalia
3.250% due 05/28/2014	NOK	42,500	7,111

			133,968

Total Germany (Cost $247,954)			255,760

116	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUERNSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%
HSH N Finance Guernsey Ltd.
0.762% due 12/21/2015	EUR	20,900	$28,912

Total Guernsey, Channel Islands (Cost $28,006)			28,912

IRELAND 0.2%

ASSET-BACKED SECURITIES 0.1%
Magi Funding PLC
0.591% due 04/11/2021	EUR	1,240	1,689
Mercator CLO PLC
0.522% due 02/18/2024		353	476
Race Point CLO Ltd.
0.499% due 04/15/2020		$3,904	3,882

			6,047

CORPORATE BONDS & NOTES 0.1%
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	3,400	5,160

MORTGAGE-BACKED SECURITIES 0.0%
Emerald Mortgages PLC
0.350% due 07/15/2048		555	675
Opera Germany PLC
0.520% due 10/20/2014		1,682	2,293

			2,968

Total Ireland (Cost $13,597)			14,175

ITALY 6.1%

ASSET-BACKED SECURITIES 0.4%
Alba SPV SRL
1.800% due 04/20/2040	EUR	8,566	11,865
Berica Asset-Backed Security SRL
0.613% due 12/30/2055		8,704	11,803

			23,668

MORTGAGE-BACKED SECURITIES 0.3%
Berica Residential MBS SRL
0.616% due 03/31/2048		15,689	20,496

SOVEREIGN ISSUES 5.4%
Italy Buoni Poliennali Del Tesoro
3.500% due 06/01/2018		3,000	4,435
4.500% due 05/01/2023		20,100	30,656
4.500% due 03/01/2024		41,800	63,541
5.500% due 09/01/2022		85,700	139,794
5.500% due 11/01/2022		66,000	107,541
Italy Government International Bond
6.000% due 08/04/2028	GBP	3,500	6,394

			352,361

Total Italy (Cost $384,108)			396,525

JAPAN 13.1%

SOVEREIGN ISSUES 13.1%
Japan Government International Bond
1.500% due 03/20/2033	JPY	430,000	4,228
1.600% due 03/20/2033		40,760,000	407,284
1.700% due 09/20/2032		42,720,000	435,346

Total Japan (Cost $880,115)			846,858

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
WPP PLC
6.000% due 04/04/2017	GBP	4,075	$7,549

Total Jersey, Channel Islands (Cost $5,346)			7,549

LUXEMBOURG 0.5%

ASSET-BACKED SECURITIES 0.1%
E-Carat S.A.
0.852% due 11/18/2020	EUR	797	1,098
Penta CLO S.A.
0.551% due 06/04/2024		3,002	4,062

			5,160

CORPORATE BONDS & NOTES 0.4%
Fiat Finance & Trade S.A.
6.125% due 07/08/2014		3,100	4,324
7.625% due 09/15/2014		4,900	6,929
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		$11,000	13,035
Hypothekenbank Frankfurt International S.A.
4.005% due 06/13/2014		4,900	4,937

			29,225

Total Luxembourg (Cost $33,783)			34,385

MEXICO 2.7%

SOVEREIGN ISSUES 2.7%
Mexico Government International Bond
6.500% due 06/09/2022	MXN	180,000	14,243
7.000% due 06/19/2014		768,000	59,543
7.750% due 05/29/2031		342,600	28,684
8.000% due 06/11/2020		82,900	7,186
8.000% due 12/07/2023		500,000	43,419
8.500% due 11/18/2038		120,000	10,711
10.000% due 12/05/2024		97,400	9,674

Total Mexico (Cost $169,595)			173,460

NETHERLANDS 0.7%

ASSET-BACKED SECURITIES 0.2%
Cadogan Square CLO BV
0.627% due 01/17/2023	EUR	1,482	2,004
Eurocredit CDO BV
0.714% due 02/22/2020		813	1,115
0.900% due 10/20/2016		98	136
Grosvenor Place CLO BV
0.550% due 07/20/2021		667	919
0.780% due 07/20/2021	GBP	1,118	1,866
Halcyon Structured Asset Management European CLO BV
0.644% due 01/25/2023	EUR	3,917	5,317
Harbourmaster CLO BV
0.622% due 10/11/2019		530	729
Jubilee CDO BV
0.730% due 10/15/2019		1,286	1,770
Leopard CLO BV
0.590% due 04/21/2020		688	946

			14,802

CORPORATE BONDS & NOTES 0.5%
Bank Nederlandse Gemeenten
1.375% due 03/19/2018		$5,000	4,958
2.250% due 01/12/2017	EUR	400	577

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 03/02/2018	AUD	4,600	$4,702
ING Bank NV
2.500% due 01/14/2016		$14,000	14,419
Royal Bank of Scotland NV
3.415% due 05/17/2018	AUD	7,000	6,072

			30,728

MORTGAGE-BACKED SECURITIES 0.0%
Atomium Mortgage Finance BV
0.443% due 07/01/2034	EUR	53	72
EMF-NL BV
1.290% due 07/17/2041		1,200	1,325

			1,397

Total Netherlands (Cost $45,706)			46,927

NEW ZEALAND 3.4%

SOVEREIGN ISSUES 3.4%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	84,900	76,325
5.500% due 04/15/2023		46,260	42,840
6.000% due 12/15/2017		5,000	4,628
6.000% due 05/15/2021		69,400	66,007
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025		35,420	29,308

Total New Zealand (Cost $201,153)			219,108

NORWAY 0.7%

CORPORATE BONDS & NOTES 0.7%
Eksportfinans ASA
0.890% due 06/16/2015	JPY	400,000	3,756
2.000% due 09/15/2015		$6,700	6,667
2.375% due 05/25/2016		13,400	13,300
3.000% due 11/17/2014		17,800	17,902
5.500% due 05/25/2016		2,000	2,115
5.500% due 06/26/2017		1,000	1,065

Total Norway (Cost $43,804)			44,805

SLOVENIA 1.1%

SOVEREIGN ISSUES 1.1%
Slovenia Government International Bond
4.125% due 02/18/2019		$13,600	14,096
4.700% due 11/01/2016	EUR	29,300	43,904
5.250% due 02/18/2024		$10,300	10,710

Total Slovenia (Cost $63,021)			68,710

SPAIN 14.2%

CORPORATE BONDS & NOTES 0.2%
Banco Bilbao Vizcaya Argentaria S.A.
3.000% due 10/09/2014	EUR	2,900	4,046
Banco Espanol de Credito S.A.
4.250% due 09/16/2014		5,000	7,007

			11,053

SOVEREIGN ISSUES 14.0%
Autonomous Community of Madrid
5.750% due 02/01/2018		5,100	8,051
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	11,785	11,012
5.000% due 11/14/2016		$900	983
Junta de Castilla y Leon
6.270% due 02/19/2018	EUR	3,000	4,802
6.505% due 03/01/2019		17,800	29,500

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	117

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spain Government International Bond
2.750% due 04/30/2019	EUR	12,900	$18,545
3.300% due 07/30/2016		19,900	28,935
3.750% due 10/31/2018		121,300	182,104
4.400% due 10/31/2023		25,900	39,309
4.500% due 01/31/2018		59,600	91,317
5.250% due 04/06/2029	GBP	1,700	2,848
5.400% due 01/31/2023	EUR	168,700	274,482
5.500% due 07/30/2017 (g)		63,600	99,648
5.850% due 01/31/2022		60,400	100,918
Xunta de Galicia
6.131% due 04/03/2018		7,200	11,501
6.964% due 12/28/2017		3,000	4,886

			908,841

Total Spain (Cost $856,507)			919,894

SUPRANATIONAL 2.2%

CORPORATE BONDS & NOTES 2.2%
African Development Bank
5.250% due 03/23/2022	AUD	200	194
Asian Development Bank
5.000% due 03/09/2022		500	479
Council of Europe Development Bank
5.625% due 12/14/2015		2,500	2,417
6.000% due 10/08/2020		8,300	8,321
EUROFIMA
5.625% due 10/24/2016		5,625	5,510
6.250% due 12/28/2018		48,935	49,691
European Bank for Reconstruction & Development
0.500% due 09/01/2023		1,700	1,012
0.500% due 12/21/2023		500	294
European Investment Bank
6.000% due 08/06/2020		5,700	5,777
6.125% due 01/23/2017		9,100	9,085
6.250% due 04/15/2015		49,500	47,512
6.250% due 06/08/2021		9,600	9,866
Inter-American Development Bank
6.000% due 02/26/2021		1,000	1,019
International Finance Corp.
5.000% due 08/03/2016		2,400	2,318
5.750% due 07/28/2020		200	201
Nordic Investment Bank
5.000% due 04/19/2022		500	479

Total Supranational (Cost $156,314)			144,175

SWEDEN 0.9%

CORPORATE BONDS & NOTES 0.6%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	63,000	10,171
Stadshypotek AB
3.000% due 03/21/2018		58,000	9,386
Sveriges Sakerstallda Obligationer AB
4.000% due 03/21/2018		43,000	7,210
Swedbank Hypotek AB
3.750% due 12/20/2017		58,700	9,719

			36,486

SOVEREIGN ISSUES 0.3%
Sweden Government International Bond
4.250% due 03/12/2019		95,100	16,672

Total Sweden (Cost $51,641)			53,158

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 8.5%

BANK LOAN OBLIGATIONS 0.2%
Virgin Media Investment Holdings Ltd.
3.500% due 06/08/2020		$12,200	$12,186

CORPORATE BONDS & NOTES 1.6%
Abbey National Treasury Services PLC
1.819% due 04/25/2014		300	300
3.125% due 06/30/2015	EUR	18,600	25,798
Barclays Bank PLC
2.250% due 05/10/2017		$15,000	15,444
Bradford & Bingley PLC
4.250% due 05/04/2016	EUR	10,700	15,868
Hanson Ltd.
6.125% due 08/15/2016		$2,000	2,208
HBOS PLC
6.750% due 05/21/2018		9,891	11,229
LBG Capital PLC
8.000% due 06/15/2020 (d)		500	539
15.000% due 12/21/2019	GBP	200	486
15.000% due 12/21/2019	EUR	470	990
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		$11,300	15,491
Royal Bank of Scotland Group PLC
6.666% due 10/05/2017 (d)	CAD	700	644
Royal Bank of Scotland PLC
3.493% due 10/27/2014	AUD	200	185
Tate & Lyle International Finance PLC
5.000% due 11/15/2014		$1,500	1,537
Virgin Media Secured Finance PLC
5.250% due 01/15/2021		5,000	5,200
Yorkshire Building Society
3.250% due 09/22/2016	EUR	4,700	6,741

			102,660

MORTGAGE-BACKED SECURITIES 3.6%
Darrowby PLC
2.222% due 02/20/2044	GBP	16,984	28,914
EuroMASTR PLC
0.721% due 06/15/2040		230	350
Eurosail PLC
0.447% due 12/10/2044	EUR	6,574	8,631
0.464% due 03/13/2045		472	621
0.544% due 12/15/2044		7,714	9,110
0.641% due 03/13/2045	GBP	52	87
0.681% due 06/10/2044		14,003	22,672
0.681% due 03/13/2045		79	125
Fosse Master Issuer PLC
2.620% due 10/18/2054		15,700	26,672
Gemgarto
3.472% due 05/14/2045		169	290
Granite Mortgages PLC
0.843% due 03/20/2044		1,241	2,062
0.843% due 06/20/2044		1,558	2,606
0.903% due 09/20/2044		90	149
Great Hall Mortgages PLC
0.365% due 06/18/2039		$1,816	1,725
0.433% due 03/18/2039	EUR	2,668	3,490
0.453% due 06/18/2038		42	55
0.660% due 06/18/2039	GBP	59	94
Landmark Mortgage Securities PLC
0.741% due 06/17/2038		68	108
Leek Finance Ltd.
0.494% due 09/21/2038		$7,383	7,648
0.514% due 12/21/2037		3,416	3,570

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ludgate Funding PLC
0.470% due 01/01/2061	EUR	295	$371
Mansard Mortgages PLC
1.171% due 12/15/2049	GBP	15,916	25,810
Newgate Funding PLC
0.550% due 12/01/2050	EUR	5,700	6,651
0.691% due 12/01/2050	GBP	100	156
0.720% due 12/15/2050		5,000	6,590
0.903% due 12/15/2050	EUR	11,950	15,846
1.520% due 12/15/2050	GBP	4,500	7,096
1.553% due 12/15/2050	EUR	2,500	3,054
1.770% due 12/15/2050	GBP	3,100	4,651
1.803% due 12/15/2050	EUR	4,100	5,032
Paragon Mortgages PLC
0.624% due 06/15/2041		300	368
0.647% due 05/15/2041		367	474
0.881% due 05/15/2041	GBP	37	57
Preferred Residential Securities PLC
1.271% due 12/15/2042		36	54
ResLoc UK PLC
0.681% due 12/15/2043		1,049	1,631
0.741% due 12/15/2043		1,806	2,685
RMAC PLC
0.707% due 12/12/2036	EUR	188	246
RMAC Securities PLC
0.384% due 06/12/2044		$483	453
0.547% due 06/12/2044	EUR	185	225
0.671% due 06/12/2044	GBP	3,461	5,401
0.691% due 06/12/2044		8,953	14,041
Silk Road Finance PLC
1.873% due 06/21/2055		70	118
Tenterden Funding PLC
2.023% due 03/21/2044		6,515	11,033
Uropa Securities PLC
0.431% due 10/10/2040	EUR	142	192
Windermere CMBS PLC
0.774% due 04/24/2017	GBP	717	1,191

			232,405

SOVEREIGN ISSUES 3.1%
United Kingdom Gilt
3.250% due 01/22/2044 (g)		59,700	94,712
4.250% due 06/07/2032 (g)		21,343	40,151
4.250% due 09/07/2039 (g)		8,500	16,064
4.250% due 12/07/2040 (g)(i)		10,400	19,679
4.500% due 09/07/2034 (g)		2,800	5,439
4.750% due 12/07/2030 (g)		8,000	15,920
4.750% due 12/07/2038		3,000	6,100

			198,065

Total United Kingdom (Cost $482,192)			545,316

UNITED STATES 12.1%

ASSET-BACKED SECURITIES 0.9%
Accredited Mortgage Loan Trust
4.330% due 06/25/2033		$331	297
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.624% due 10/25/2035		2,300	2,141
Amortizing Residential Collateral Trust
0.734% due 07/25/2032		44	41
Amresco Residential Securities Mortgage Loan Trust
1.094% due 06/25/2029		221	188
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.974% due 02/25/2034		689	636

118	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Securities Corp. Home Equity Loan Trust
1.505% due 04/15/2033	$1,948	$1,866
Bear Stearns Asset-Backed Securities Trust
0.224% due 12/25/2036	53	52
0.814% due 10/25/2032	35	34
0.954% due 10/27/2032	48	45
1.154% due 10/25/2037	98	92
BNC Mortgage Loan Trust
0.254% due 05/25/2037	903	862
Carrington Mortgage Loan Trust
0.474% due 10/25/2035	32	31
Citigroup Mortgage Loan Trust, Inc.
0.214% due 07/25/2045	686	533
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033	126	129
6.681% due 12/01/2033	40	41
Countrywide Asset-Backed Certificates
0.314% due 10/25/2047	1,271	1,250
0.334% due 09/25/2036	245	238
0.494% due 12/25/2036 ^	836	484
0.754% due 08/25/2035	1,683	1,601
1.129% due 06/25/2035	500	494
4.740% due 10/25/2035	1,140	1,136
Credit Suisse First Boston Mortgage Securities Corp.
0.774% due 01/25/2032	60	56
Credit-Based Asset Servicing and Securitization LLC
0.214% due 11/25/2036	6	3
First Alliance Mortgage Loan Trust
0.154% due 12/20/2027	8	8
First Franklin Mortgage Loan Trust
0.514% due 10/25/2035	4,231	3,843
1.054% due 03/25/2034	2,744	2,524
GSAA Home Equity Trust
5.995% due 03/25/2046 ^	2,380	1,826
Home Equity Asset Trust
0.754% due 11/25/2032	2	2
JPMorgan Mortgage Acquisition Trust
0.264% due 08/25/2036	133	70
Long Beach Mortgage Loan Trust
0.714% due 10/25/2034	12	11
0.979% due 06/25/2035	1,320	1,292
MASTR Asset-Backed Securities Trust
0.304% due 03/25/2036	1,649	1,065
Merrill Lynch Mortgage Investors Trust
0.234% due 09/25/2037	43	12
0.274% due 02/25/2037	72	33
0.634% due 05/25/2036	1,500	1,319
MESA Trust
0.954% due 12/25/2031	213	193
Morgan Stanley Home Equity Loan Trust
0.504% due 04/25/2037	1,942	1,178
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^	2,232	1,339
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.434% due 12/25/2035	3,231	2,884
Option One Mortgage Loan Trust Asset-Backed Certificates
0.344% due 01/25/2036	861	807
Popular ABS Mortgage Pass-Through Trust
0.244% due 06/25/2047 ^	186	174
RAAC Series
1.354% due 09/25/2047	3,574	3,465
Renaissance Home Equity Loan Trust
0.654% due 12/25/2033	85	83
Residential Asset Mortgage Products Trust
0.454% due 03/25/2036	2,007	1,509
0.714% due 06/25/2032	6	5

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Securities Corp. Trust
0.314% due 07/25/2036		$1,078	$1,037
0.654% due 07/25/2032 ^		150	130
0.994% due 09/25/2034		1,816	1,543
Securitized Asset-Backed Receivables LLC Trust
0.284% due 05/25/2037 ^		457	301
SLC Student Loan Trust
0.683% due 06/15/2017		13	13
SLM Student Loan Trust
0.239% due 07/25/2017		50	49
0.433% due 12/17/2018		4	4
0.739% due 10/25/2017		3,772	3,777
1.255% due 12/15/2021		90	91
1.739% due 04/25/2023		15,936	16,458
Soundview Home Loan Trust
0.214% due 11/25/2036		51	20
Specialty Underwriting & Residential Finance Trust
0.504% due 09/25/2036		1,643	1,611
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.734% due 01/25/2033		9	8

			60,934

BANK LOAN OBLIGATIONS 0.1%
Axalta Coating Systems U.S. Holdings, Inc.
4.000% due 02/01/2020		1,985	1,990
HCA, Inc.
2.653% due 05/01/2016		1,700	1,702

			3,692

CORPORATE BONDS & NOTES 2.0%
Ally Financial, Inc.
2.500% due 03/15/2017 (e)		6,000	5,991
3.635% due 06/20/2014		1,300	1,311
4.625% due 06/26/2015		1,300	1,349
8.300% due 02/12/2015		6,200	6,568
Altria Group, Inc.
9.700% due 11/10/2018		1,768	2,324
Aviation Capital Group Corp.
7.125% due 10/15/2020		1,100	1,236
Avnet, Inc.
6.625% due 09/15/2016		1,550	1,730
BA Covered Bond Issuer
4.250% due 08/03/2017	EUR	800	1,214
Bank of America Corp.
0.587% due 08/25/2014		1,000	1,379
Boston Scientific Corp.
6.400% due 06/15/2016		$4,300	4,769
Burlington Northern Santa Fe LLC
5.650% due 05/01/2017		769	865
Cardinal Health, Inc.
6.000% due 06/15/2017		3,200	3,584
CNA Financial Corp.
5.850% due 12/15/2014		3,000	3,110
Computer Sciences Corp.
6.500% due 03/15/2018		4,000	4,613
Countrywide Capital
8.050% due 06/15/2027		500	599
General Electric Capital Corp.
3.800% due 06/18/2019		300	318
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020		7,000	6,904
International Lease Finance Corp.
6.500% due 09/01/2014		8,800	9,020
6.750% due 09/01/2016		7,100	7,934

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase & Co.
0.756% due 02/15/2017		$2,800	$2,804
1.350% due 02/15/2017		4,000	4,000
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		7,000	1,724
Morgan Stanley
4.100% due 01/26/2015		700	720
Spectra Energy Capital LLC
6.200% due 04/15/2018		5,000	5,704
Union Pacific Corp.
4.163% due 07/15/2022		875	927
Verizon Communications, Inc.
1.984% due 09/14/2018		1,100	1,156
WM Covered Bond Program
4.000% due 11/26/2016	EUR	100	149
4.375% due 09/16/2014		33,100	45,828

			127,830

MORTGAGE-BACKED SECURITIES 4.8%
Adjustable Rate Mortgage Trust
2.780% due 09/25/2035		$471	425
American Home Mortgage Assets Trust
0.344% due 05/25/2046		521	384
0.384% due 09/25/2046 ^		84	6
Banc of America Funding Corp.
0.437% due 06/20/2047		2,000	1,295
2.621% due 03/20/2036		425	390
2.683% due 02/20/2036		5,373	5,380
2.737% due 10/20/2046 ^		113	85
2.807% due 01/20/2047 ^		367	287
2.826% due 11/20/2034		1,013	978
5.500% due 01/25/2036		580	605
6.000% due 03/25/2037 ^		868	740
Banc of America Mortgage Trust
2.768% due 09/25/2035		125	114
2.795% due 06/25/2035		929	890
5.311% due 04/25/2035		882	842
BCAP LLC Trust
0.895% due 01/26/2047		1,181	1,042
2.441% due 02/26/2036		551	538
5.190% due 03/26/2037		5,602	5,284
5.250% due 02/26/2036		1,940	1,805
5.250% due 04/26/2037		5,033	4,810
5.250% due 08/26/2037		2,384	2,483
Bear Stearns Adjustable Rate Mortgage Trust
2.517% due 10/25/2033		256	260
2.533% due 03/25/2035		463	470
2.654% due 10/25/2035		158	158
2.680% due 05/25/2034		290	272
2.686% due 01/25/2035		1,028	1,012
2.730% due 05/25/2034		465	452
2.761% due 02/25/2034		57	56
3.087% due 11/25/2034		14	14
4.575% due 07/25/2034		520	515
5.147% due 08/25/2035		99	100
Bear Stearns Alt-A Trust
2.327% due 01/25/2036 ^		97	74
2.486% due 08/25/2036 ^		1,171	504
2.535% due 11/25/2035 ^		165	130
2.545% due 08/25/2036 ^		376	278
2.676% due 09/25/2035		7,846	6,968
2.710% due 08/25/2036 ^		2,449	1,843
4.413% due 11/25/2036 ^		814	624
Chase Mortgage Finance Trust
2.681% due 02/25/2037		1,251	1,291

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	119

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.384% due 05/25/2036	$2,350	$2,025
Citicorp Mortgage Securities, Inc.
6.000% due 04/25/2037	560	574
Citigroup Mortgage Loan Trust, Inc.
2.200% due 09/25/2035	992	993
2.290% due 09/25/2035	1,126	1,118
2.540% due 05/25/2035	257	253
2.658% due 07/25/2046 ^	2,422	1,960
2.784% due 03/25/2037 ^	1,620	1,046
2.895% due 09/25/2037 ^	2,049	1,714
Commercial Mortgage Trust
0.589% due 03/10/2046 (a)	13,000	575
1.794% due 01/10/2046 (a)	9,845	925
2.340% due 07/10/2046 (a)	35,034	1,193
2.420% due 07/10/2046 (a)	24,757	1,394
Countrywide Alternative Loan Trust
0.294% due 04/25/2047	1,964	1,645
0.324% due 01/25/2037 ^	774	640
0.337% due 02/20/2047	652	470
0.344% due 09/25/2046 ^	1,543	1,212
0.354% due 05/25/2036	124	100
0.364% due 07/25/2046	110	82
0.367% due 03/20/2046	154	115
0.367% due 07/20/2046 ^	1,149	699
0.384% due 08/25/2046	79	8
0.434% due 02/25/2037	643	505
0.504% due 05/25/2037 ^	904	605
0.554% due 09/25/2035 ^	655	517
1.039% due 12/25/2035	141	110
1.472% due 11/25/2035	636	494
1.529% due 08/25/2035	866	796
2.012% due 11/25/2035	615	491
2.668% due 02/25/2037 ^	383	338
5.250% due 06/25/2035 ^	372	343
6.000% due 10/25/2032	4	3
6.000% due 01/25/2037 ^	1,813	1,544
6.250% due 08/25/2037 ^	837	694
6.500% due 08/25/2032	143	144
Countrywide Home Loan Mortgage Pass-Through Trust
0.444% due 04/25/2035	35	30
0.474% due 03/25/2035	1,231	954
0.484% due 02/25/2035	23	22
0.694% due 03/25/2035	1,523	1,456
2.423% due 02/20/2036 ^	1,756	1,505
2.498% due 11/25/2034	1,612	1,509
2.566% due 03/25/2037 ^	557	390
2.586% due 05/20/2036	988	863
2.665% due 02/25/2047 ^	638	520
2.672% due 08/25/2034	658	623
2.675% due 11/19/2033	27	26
2.854% due 08/25/2034	149	134
Credit Suisse First Boston Mortgage Securities Corp.
1.304% due 03/25/2034 ^	357	322
2.312% due 07/25/2033	47	48
2.575% due 08/25/2033	183	182
DBUBS Mortgage Trust
0.247% due 11/10/2046 (a)	16,942	300
1.380% due 11/10/2046 (a)	41,684	1,388
Deutsche ALT-A Securities, Inc.
0.294% due 07/25/2047	1,146	980
Deutsche Mortgage Securities, Inc.
5.229% due 06/26/2035	1,247	1,252
Downey Savings & Loan Association Mortgage Loan Trust
0.476% due 07/19/2045 ^	199	37
Extended Stay America Trust
1.079% due 12/05/2031 (a)	37,000	761

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Mortgage Pass-Through Trust
2.603% due 10/25/2035	$535	$527
2.613% due 08/25/2035	493	468
First Republic Mortgage Loan Trust
0.505% due 11/15/2031	104	97
GMAC Mortgage Corp. Loan Trust
2.966% due 06/25/2034	63	59
Greenpoint Mortgage Funding Trust
0.334% due 01/25/2037	997	727
0.364% due 04/25/2036	850	654
0.424% due 11/25/2045	180	141
Greenpoint Mortgage Pass-Through Certificates
2.795% due 10/25/2033	62	62
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	1,100	1,207
GS Mortgage Securities Trust
1.758% due 02/10/2046 (a)	14,749	1,533
2.383% due 11/10/2045 (a)	25,656	3,318
GSR Mortgage Loan Trust
1.860% due 03/25/2033	235	234
2.618% due 04/25/2035	95	95
2.651% due 09/25/2035	1,103	1,117
2.744% due 05/25/2035	377	349
2.800% due 01/25/2035	1,463	1,482
5.021% due 11/25/2035	1,391	1,382
HarborView Mortgage Loan Trust
0.336% due 07/19/2046	2,150	1,524
0.346% due 09/19/2037	1,638	1,321
0.396% due 03/19/2036	254	186
2.492% due 05/19/2033	438	442
2.733% due 07/19/2035	291	254
HomeBanc Mortgage Trust
2.444% due 04/25/2037 ^	1,521	888
5.480% due 04/25/2037 ^	678	554
Impac CMB Trust
0.874% due 10/25/2034	1,685	1,467
0.934% due 10/25/2034	895	834
1.154% due 07/25/2033	67	62
IndyMac Mortgage Loan Trust
0.334% due 07/25/2047	4,069	2,972
0.344% due 09/25/2046	5,129	4,408
0.394% due 06/25/2037	1,376	1,218
0.404% due 02/25/2037	1,100	627
0.454% due 11/25/2035 ^	380	231
0.454% due 06/25/2037 ^	588	289
2.518% due 12/25/2034	201	189
2.695% due 11/25/2035 ^	2,519	2,253
5.150% due 08/25/2036	1,141	1,126
JPMorgan Alternative Loan Trust
5.500% due 11/25/2036 ^	11	11
JPMorgan Chase Commercial Mortgage Securities Trust
1.332% due 12/15/2047 (a)	84,344	6,388
4.070% due 11/15/2043	300	319
JPMorgan Mortgage Trust
1.990% due 11/25/2033	261	262
2.616% due 02/25/2036 ^	1,404	1,236
2.686% due 07/25/2035	441	445
5.065% due 10/25/2035	53	53
5.137% due 09/25/2035	738	753
Luminent Mortgage Trust
0.324% due 12/25/2036	3,475	2,705
MASTR Adjustable Rate Mortgages Trust
0.364% due 04/25/2046	2,929	2,218
0.454% due 05/25/2047 ^	1,500	740
MASTR Alternative Loan Trust
0.554% due 03/25/2036	501	142
6.000% due 03/25/2036	3,806	3,515

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.635% due 06/15/2030	$64	$63
2.609% due 10/20/2029	29	30
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036	1,186	1,084
0.404% due 11/25/2035	3,331	3,221
0.404% due 08/25/2036	216	205
1.596% due 10/25/2035	3,219	3,164
2.219% due 02/25/2033	197	191
2.457% due 06/25/2035	853	838
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.894% due 08/12/2049	700	783
Morgan Stanley Bank of America Merrill Lynch Trust
1.464% due 05/15/2046 (a)	69,435	5,394
1.740% due 02/15/2046 (a)	62,465	6,039
1.883% due 08/15/2045 (a)	46,010	4,211
Nomura Asset Acceptance Corp.
0.914% due 08/25/2034	83	83
Residential Accredit Loans, Inc. Trust
0.304% due 02/25/2047	2,807	1,625
0.354% due 12/25/2046 ^	1,121	503
0.364% due 04/25/2046	74	37
0.424% due 05/25/2046 ^	874	317
0.459% due 09/25/2046	1,432	402
Residential Asset Securitization Trust
0.554% due 01/25/2046 ^	192	107
0.604% due 12/25/2036 ^	502	191
6.250% due 10/25/2036 ^	443	400
6.500% due 08/25/2036 ^	833	575
Residential Funding Mortgage Securities, Inc. Trust
3.068% due 09/25/2035 ^	476	396
6.500% due 03/25/2032	77	81
Royal Bank of Scotland Capital Funding Trust
6.003% due 12/16/2049	4,600	4,982
Sequoia Mortgage Trust
2.635% due 04/20/2035	329	326
Structured Adjustable Rate Mortgage Loan Trust
2.445% due 02/25/2034	335	341
2.477% due 04/25/2034	472	475
2.508% due 08/25/2035	1,045	975
2.553% due 09/25/2034	137	138
2.578% due 02/25/2036 ^	3,735	3,137
2.693% due 09/25/2036 ^	1,297	827
5.034% due 05/25/2036	2,003	1,895
Structured Asset Mortgage Investments Trust
0.344% due 06/25/2036	153	125
0.364% due 05/25/2046	952	697
0.374% due 05/25/2036	5,699	4,292
0.374% due 09/25/2047	6,300	4,938
0.404% due 09/25/2047 ^	20	0
0.414% due 05/25/2046 ^	270	69
0.454% due 08/25/2036	1,779	657
0.464% due 12/25/2035	15	12
0.736% due 07/19/2034	26	26
1.629% due 08/25/2047	2,544	2,252
Structured Asset Securities Corp.
2.646% due 10/28/2035	446	422
5.500% due 09/25/2035	1,178	1,216
Thornburg Mortgage Securities Trust
1.404% due 06/25/2037	2,845	2,474
1.404% due 06/25/2047	1,419	1,265
1.454% due 03/25/2037	1,642	1,516
2.287% due 10/25/2043	115	116
5.750% due 06/25/2037	29,974	29,620
5.750% due 06/25/2047	3,830	3,609
6.095% due 09/25/2037	452	476

120	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS-Barclays Commercial Mortgage Trust
1.874% due 12/10/2045 (a)	$63,062	$6,961
UBS-Citigroup Commercial Mortgage Trust
2.484% due 01/10/2045 (a)	23,357	2,637
Wachovia Bank Commercial Mortgage Trust
0.295% due 06/15/2020	2,300	2,274
WaMu Mortgage Pass-Through Certificates
0.434% due 11/25/2045	6,856	6,158
0.444% due 07/25/2045	2,644	2,472
0.464% due 01/25/2045	654	635
0.494% due 01/25/2045	5,033	4,697
0.558% due 11/25/2034	1,421	1,347
0.889% due 04/25/2047	5,303	4,784
0.939% due 12/25/2046	265	247
1.111% due 06/25/2046	1,516	1,491
1.135% due 02/25/2046	3,488	3,258
2.034% due 02/27/2034	477	474
2.223% due 02/25/2037 ^	3,070	2,534
2.284% due 10/25/2046	2,246	2,051
2.354% due 10/25/2035	1,397	1,359
2.359% due 12/25/2035	868	829
2.403% due 04/25/2035	1,000	977
2.449% due 06/25/2033	135	137
5.890% due 08/25/2046	3,766	3,449
Washington Mutual Mortgage Loan Trust
1.328% due 05/25/2041	4	4
Washington Mutual MSC Mortgage Pass-Through Certificates
0.404% due 07/25/2046	91	17
0.893% due 04/25/2047 ^	90	8
0.899% due 04/25/2047 ^	615	129
0.969% due 05/25/2047 ^	376	43
1.069% due 07/25/2046 ^	791	465
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037	349	317
Wells Fargo Mortgage-Backed Securities Trust
0.654% due 07/25/2037	485	410
2.615% due 06/25/2035	2,072	2,087
2.616% due 03/25/2035	6,053	6,054
2.618% due 12/25/2033	7	7
2.618% due 06/25/2035	603	616
2.624% due 10/25/2035	600	557
2.624% due 04/25/2036	158	158
2.629% due 10/25/2035	537	541
4.996% due 03/25/2036	92	94
5.568% due 04/25/2036	359	122
WFRBS Commercial Mortgage Trust
0.325% due 03/15/2048 (a)	40,000	1,103
1.510% due 03/15/2045 (a)	73,833	5,920
1.515% due 03/15/2048 (a)	115,268	10,130

		309,486

MUNICIPAL BONDS & NOTES 0.2%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	100	136
California State General Obligation Bonds, (BABs), Series 2010
7.700% due 11/01/2030	1,600	1,914
7.950% due 03/01/2036	900	1,060
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,170	1,172
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	8,000	9,890

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
4.325% due 11/01/2021	$600	$646

		14,818

	SHARES
PREFERRED SECURITIES 0.0%
SLM Corp. CPI Linked Bond
3.502% due 03/15/2017	20,000	490

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 2.6%
Fannie Mae
0.254% due 01/25/2021	$7	7
0.274% due 03/25/2034	112	111
0.354% due 10/27/2037	800	798
0.454% due 03/25/2036	57	57
0.584% due 11/25/2040	7,265	7,271
0.604% due 11/25/2040	8,934	8,934
0.654% due 10/25/2040 - 12/25/2040	10,598	10,638
1.332% due 06/01/2043	104	107
2.011% due 12/01/2034	379	398
2.200% due 01/01/2023	39	42
2.250% due 06/01/2035	476	507
2.273% due 08/01/2023	74	79
2.290% due 11/01/2022	12	12
2.335% due 04/01/2032	40	40
2.392% due 01/25/2022 (a)	26,477	3,337
2.405% due 08/01/2036	263	280
2.485% due 11/01/2034	2,481	2,648
2.500% due 02/01/2043	6,676	6,193
2.633% due 12/01/2030	14	14
3.000% due 06/01/2043 - 05/01/2044	1,000	963
3.500% due 11/01/2021	2,307	2,412
4.000% due 10/01/2041 - 04/01/2044	3,362	3,496
4.295% due 06/01/2021	2,079	2,271
5.370% due 12/01/2015	2,412	2,535
6.000% due 04/25/2043 - 07/25/2044	1,663	1,863
Freddie Mac
0.635% due 10/15/2040	5,639	5,650
0.755% due 12/15/2037	2,256	2,275
0.902% due 09/25/2022 (a)	24,830	1,459
1.052% due 11/25/2022 (a)	34,479	2,431
1.303% due 08/25/2019 (a)	40,140	2,403
1.332% due 10/25/2044 - 02/25/2045	3,636	3,670
1.379% due 11/25/2019 (a)	36,228	2,415
1.573% due 10/25/2021 (a)	30,032	2,833
1.663% due 06/25/2020 (a)	38,340	2,979
2.235% due 06/01/2022	85	86
2.403% due 09/01/2035	139	147
6.000% due 12/01/2033	1,028	1,126
6.500% due 11/15/2023	74	83
9.050% due 06/15/2019	1	1
Ginnie Mae
1.625% due 11/20/2021 - 11/20/2030	779	810
2.000% due 07/20/2022 - 05/20/2030	128	135
6.000% due 08/20/2034	13,156	14,871

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NCUA Guaranteed Notes
0.626% due 11/05/2020		$49,824	$50,088
0.716% due 12/08/2020		22,091	22,305
Small Business Administration
5.110% due 04/01/2025		96	103

			170,883

U.S. TREASURY OBLIGATIONS 1.5%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022 (g)		8,565	8,396
0.125% due 01/15/2023 (g)		48,257	46,726
1.375% due 01/15/2020 (g)		3,137	3,393
1.750% due 01/15/2028 (g)		5,024	5,571
2.375% due 01/15/2025 (g)		5,584	6,582
2.375% due 01/15/2027 (g)		4,871	5,788
2.500% due 01/15/2029 (g)		5,774	7,017
U.S. Treasury Notes
2.500% due 08/15/2023 (g)(k)		1,800	1,775
2.750% due 11/15/2023 (g)		7,000	7,033
2.750% due 02/15/2024		5,200	5,212

			97,493

Total United States (Cost $759,419)			785,626

SHORT-TERM INSTRUMENTS 5.3%

CERTIFICATES OF DEPOSIT 0.1%
Intesa Sanpaolo SpA
1.650% due 04/07/2015		$9,000	9,003

REPURCHASE AGREEMENTS (f) 0.1%
			5,223

MEXICO TREASURY BILLS 3.9%
3.731% due 04/03/2014 - 08/21/2014 (b)	MXN	3,307,000	251,630

SLOVENIA TREASURY BILLS 0.2%
1.205% due 06/12/2014 - 02/12/2015	EUR	11,500	15,785

U.S. TREASURY BILLS 1.0%
0.071% due 04/17/2014 - 03/05/2015 (b)(i)(k)		$62,138	62,125

Total Short-Term Instruments (Cost $345,083)			343,766

Total Investments in Securities (Cost $6,253,184)			6,472,891

		SHARES
INVESTMENTS IN AFFILIATES 5.9%

SHORT-TERM INSTRUMENTS 5.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.9%
PIMCO Short-Term Floating NAV Portfolio		5,336	53
PIMCO Short-Term Floating NAV Portfolio III		38,231,179	381,968

Total Short-Term Instruments (Cost $381,983)			382,021

Total Investments in Affiliates (Cost $381,983)			382,021

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	121

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

MARKET VALUE (000S)
Total Investments 106.0% (Cost $6,635,167)	$6,854,912

Financial Derivative Instruments (h)(j) (0.6%) (Cost or Premiums, net $(17,709))	(39,409)

Other Assets and Liabilities, net (5.4%)	(350,380)

Net Assets 100.0%	$6,465,123

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$6,000	$5,991	0.09%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$5,223	Fannie Mae 2.260% due 10/17/2022	$(5,331)	$5,223	$5,223

Total Repurchase Agreements						$(5,331)	$5,223	$5,223

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
IND	0.110%	03/17/2014	04/17/2014	$(3,437)	$(3,436)
RDR	0.140%	03/10/2014	04/10/2014	(62,403)	(62,409)

Total Reverse Repurchase Agreements					$(65,845)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPG	0.140%	03/17/2014	04/21/2014	$	(17,779)	$(17,825)
BPS	0.150%	03/27/2014	04/10/2014	EUR	(74,384)	(102,597)
	0.180%	03/17/2014	04/10/2014		(49,459)	(68,199)
	0.180%	03/18/2014	04/10/2014		(80,316)	(110,682)
	0.190%	01/16/2014	04/10/2014		(32,629)	(44,980)
	0.479%	02/20/2014	05/15/2014	GBP	(82,604)	(138,392)
	0.489%	02/20/2014	05/15/2014		(14,876)	(24,461)
GSC	0.070%	03/17/2014	04/16/2014	$	(7,141)	(7,150)
TDM	0.080%	03/10/2014	04/07/2014		(1,700)	(1,701)
ULW	0.220%	03/17/2014	04/10/2014	EUR	(7,166)	(9,875)

Total Sale-Buyback Transactions						$(525,862)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $272,754 at a weighted average interest rate of 0.313%.
(3)	Payable for sale-buyback transactions includes $876 of deferred price drop on sale-buyback transactions.

122	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	2.500%	04/01/2044	$6,000	$(5,527)	$(5,549)
Fannie Mae	4.000%	05/01/2044	245,000	(253,780)	(253,836)

				$(259,307)	$(259,385)

Total Short Sales				$(259,307)	$(259,385)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(g)	Securities with an aggregate market value of $585,523 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
IND	$0	$(3,436)	$0	$0	$(3,436)	$3,393	$(43)
RDR	0	(62,409)	0	0	(62,409)	62,099	(310)
SSB	5,223	0	0	0	5,223	(5,331)	(108)

Master Securities Forward Transaction Agreement
BPG	0	0	(17,825)	(5,549)	(23,374)	17,623	(5,751)
BPS	0	0	(489,311)	0	(489,311)	480,926	(8,385)
DEU	0	0	0	(60,066)	(60,066)	(260)	(60,326)
FOB	0	0	0	(193,770)	(193,770)	0	(193,770)
GSC	0	0	(7,150)	0	(7,150)	7,033	(117)
TDM	0	0	(1,701)	0	(1,701)	1,706	5
ULW	0	0	(9,875)	0	(9,875)	9,816	(59)

Total Borrowings and Other Financing Transactions	$5,223	$(65,845)	$(525,862)	$(259,385)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$124.000	04/25/2014	963	$(393)	$(424)
Call - CBOT U.S. Treasury 10-Year Note May Futures	124.500	04/25/2014	660	(205)	(165)

				$(598)	$(589)

Total Written Options				$(598)	$(589)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2014	489	$67	$0	$(42)
3-Month Euribor June Futures	Long	06/2014	61	(4)	0	(3)
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	524	(235)	66	0
90-Day Euribor September Futures	Long	09/2014	687	35	0	(47)
90-Day Eurodollar December Futures	Long	12/2014	4,314	969	54	0
90-Day Eurodollar June Futures	Long	06/2014	3,935	604	0	0
90-Day Eurodollar September Futures	Long	09/2014	4,637	1,040	0	0
Australia Government 3-Year Bond June Futures	Long	06/2014	143	27	8	(8)
Australia Government 10-Year Bond June Futures	Long	06/2014	138	62	17	(17)
Call Options Strike @ EUR 142.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	514	22	0	(64)
Call Options Strike @ EUR 143.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	303	(176)	138	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	123

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 143.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	612	$(248)	$236	$0
Call Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	215	41	65	0
Call Options Strike @ EUR 144.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	695	109	163	0
Call Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	337	61	61	(1)
Call Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	699	(76)	48	0
Canada Government 10-Year Bond June Futures	Short	06/2014	1,786	(734)	662	0
Euro-Bobl June Futures	Long	06/2014	498	65	0	(178)
Euro-BTP Italy Government Bond June Futures	Long	06/2014	1,666	3,661	138	(115)
Euro-Bund 10-Year Bond June Futures	Long	06/2014	833	78	0	(528)
Put Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	699	556	0	(12)
U.S. Treasury 5-Year Note June Futures	Short	06/2014	721	546	0	(45)
U.S. Treasury 10-Year Note June Futures	Short	06/2014	3,369	2,583	211	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2014	1,703	(1,049)	532	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2014	259	(6)	3	(8)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2014	1,664	270	17	(17)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2014	4,434	912	0	(93)
United Kingdom Long Gilt June Futures	Short	06/2014	954	(694)	954	0

Total Futures Contracts				$8,486	$3,373	$(1,178)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.700%	03/20/2018	$ 81,500	$(907)	$60	$0	$(34)
Receive	3-Month USD-LIBOR	2.000%	06/19/2023	95,950	5,529	3,534	101	0
Pay	3-Month USD-LIBOR	3.000%	06/20/2023	255,600	(10,000)	4,288	0	(361)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023	23,700	(588)	(449)	29	0
Receive	3-Month USD-LIBOR	3.000%	06/18/2024	262,800	(1,582)	158	356	0
Pay	3-Month USD-LIBOR	4.500%	06/19/2024	36,700	648	845	0	(52)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	9,500	(10)	(680)	46	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044	9,000	(296)	(575)	46	0
Receive	6-Month AUD-BBR-BBSW	4.250%	03/15/2023	AUD 15,400	54	(95)	0	(3)
Receive	6-Month EUR-EURIBOR	0.400%	03/14/2015	EUR 135,900	(182)	75	20	0
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024	194,300	(2,074)	(716)	667	0
Receive	6-Month GBP-LIBOR	3.500%	09/17/2044	GBP 42,300	(2,164)	(1,125)	7	0
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033	JPY 22,060,000	(1,770)	(158)	0	(707)

					$(13,342)	$5,162	$1,272	$(1,157)

Total Swap Agreements					$(13,342)	$5,162	$1,272	$(1,157)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(i)	Securities with an aggregate market value of $10,452 and cash of $52,255 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$3,373	$1,272	$4,645	$(589)	$(1,178)	$(1,157)	$(2,924)

124	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2014	AUD	284,984	$	256,278	$0	$(8,016)

BOA	04/2014	BRL	354,100		156,474	414	0
	04/2014	EUR	374,551		514,731	358	(1,627)
	04/2014	NZD	201,084		167,287	0	(7,223)
	04/2014	$	247,100	AUD	267,870	1,323	0
	04/2014		150,197	BRL	354,100	5,863	0
	04/2014		1,811	NZD	2,123	31	0
	05/2014	AUD	267,870	$	246,589	0	(1,322)
	05/2014	BRL	354,100		149,040	0	(5,686)
	05/2014	MXN	206,556		15,517	0	(253)
	05/2014	NOK	16,055		2,648	0	(29)
	05/2014	$	28,983	MXN	386,423	520	0
	05/2014		635	SEK	4,045	0	(10)
	09/2015		1,350	CNY	8,289	0	(25)

BPS	04/2014	BRL	42,326	$	17,946	0	(708)
	04/2014	$	18,703	BRL	42,326	0	(50)
	05/2014	MXN	948,029	$	71,289	0	(1,091)
	05/2014	$	6,210	JPY	630,800	0	(97)
	05/2014		538	SEK	3,460	0	(3)
	06/2014	MXN	242,681	$	18,276	0	(201)
	08/2014		1,135,210		85,379	0	(635)

BRC	04/2014	BRL	240,465		100,512	0	(5,466)
	04/2014	EUR	466,289		641,851	7	(539)
	04/2014	GBP	24,156		40,096	0	(176)
	04/2014	RUB	6,044		167	0	(5)
	04/2014	$	106,088	BRL	240,465	157	(267)
	04/2014		3,329	CNY	20,257	0	(56)
	04/2014		1,835	GBP	1,100	0	(1)
	05/2014	SEK	344,890	$	53,133	0	(120)
	05/2014	$	59,140	EUR	42,954	31	0
	05/2014		5,425	MXN	72,071	78	0
	05/2014		166	RUB	6,044	5	0
	05/2014		341	SEK	2,200	0	(1)
	06/2014	BRL	58,775	$	23,937	0	(1,550)
	09/2015	$	4,119	CNY	25,039	0	(115)

CBK	04/2014	AUD	521	$	471	0	(12)
	04/2014	BRL	150,685		62,403	0	(4,007)
	04/2014	EUR	595,041		813,825	0	(5,932)
	04/2014	GBP	75,778		126,190	8	(152)
	04/2014	MXN	1,240,557		95,215	201	0
	04/2014	$	12,725	AUD	14,099	350	0
	04/2014		66,587	BRL	150,685	0	(176)
	04/2014		6,958	CNY	42,376	0	(112)
	04/2014		54,978	EUR	39,973	90	0
	04/2014		1,405	NZD	1,644	21	0
	04/2014	ZAR	20,112	$	1,859	0	(48)
	05/2014	GBP	3,531		5,821	0	(64)
	05/2014	JPY	39,467,300		387,025	4,561	0
	05/2014	MXN	16,096		1,211	0	(18)
	05/2014	NOK	44,681		7,228	0	(222)
	05/2014	$	8,189	MXN	109,308	156	0
	06/2014	BRL	10,098	$	4,092	0	(286)
	06/2014	CAD	127,921		115,241	0	(258)
	09/2015	$	16,146	CNY	97,612	0	(536)

DUB	04/2014	HKD	194	$	25	0	0
	04/2014	TRY	1,448		688	14	0
	04/2014	$	3,161	AUD	3,536	119	0
	04/2014		708,654	EUR	514,254	0	(192)
	05/2014	EUR	503,023	$	693,127	184	0
	05/2014	JPY	41,116,500		406,246	7,800	0
	05/2014	MXN	1,035,995		78,119	0	(978)
	05/2014	$	16,299	MXN	217,609	315	0
	05/2014		1,533	TRY	3,498	81	0
	06/2014	MXN	114,627	$	8,675	0	(52)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	125

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
FBF	04/2014	$	1,292,238	EUR	937,201	$0	$(1,104)
	05/2014	EUR	934,254	$	1,288,076	1,086	0
	05/2014	JPY	41,116,500		405,865	7,419	0
	05/2014	MXN	79,186		5,901	0	(142)
	05/2014	$	18,996	MXN	254,742	450	0

GLM	04/2014	BRL	11,929	$	5,100	0	(157)
	04/2014	$	5,271	BRL	11,929	0	(14)
	04/2014		73,295	GBP	43,736	0	(381)
	05/2014	MXN	410,309	$	30,955	0	(371)
	05/2014	$	5,512	TRY	12,585	295	0
	06/2014		2,971	MXN	39,826	60	0

GST	04/2014		2,550	CNY	15,530	0	(41)

HUS	04/2014	DKK	128,495	$	23,816	106	0
	04/2014	NZD	52,859		43,983	0	(1,891)
	04/2014	$	2,220	CNY	13,509	0	(38)
	04/2014		42,931	EUR	31,281	171	(7)
	04/2014		141,308	NZD	164,143	1,143	0
	05/2014	MXN	545,579	$	41,121	0	(533)
	05/2014	NZD	164,143		140,978	0	(1,121)
	05/2014	$	40,662	MXN	542,686	771	0
	08/2014	BRL	170	$	71	0	(2)

JPM	04/2014		302,757		132,517	273	(1,187)
	04/2014	GBP	42,462		70,384	5	(412)
	04/2014	MXN	78,303		5,816	0	(181)
	04/2014	$	128,287	BRL	302,757	5,145	0
	04/2014		59,852	CNY	368,688	0	(318)
	04/2014		205,365	EUR	147,588	0	(2,040)
	04/2014		295,944	GBP	178,646	1,885	0
	04/2014		181	RUB	6,044	0	(9)
	05/2014	BRL	302,757	$	127,297	0	(4,994)
	05/2014	DKK	14,410		2,659	0	0
	05/2014	GBP	162,561		269,141	0	(1,811)
	05/2014	TRY	18,109		8,035	0	(320)
	05/2014	$	10,081	GBP	6,069	35	0
	05/2014		1,448	JPY	147,500	0	(19)
	06/2014	BRL	85,339	$	34,684	0	(2,322)
	07/2014	CNY	341,664		55,138	84	0
	09/2015	$	3,907	CNY	23,610	0	(131)

MSC	04/2014		658	TRY	1,448	16	0
	04/2014		1,849	ZAR	20,073	54	0
	05/2014	TRY	1,448	$	652	0	(16)
	06/2014	MXN	1,166,386		87,102	0	(1,673)
	09/2015	$	1,300	CNY	7,998	0	(21)

RBC	04/2014	GBP	81,086	$	135,366	183	0
	04/2014	$	74,059	NZD	86,033	606	0
	05/2014	NZD	86,033	$	73,886	0	(594)

RYL	04/2014	$	7,513	CNY	45,887	0	(100)
	04/2014		313,512	EUR	227,562	0	(12)
	05/2014	EUR	227,562	$	313,496	16	0

UAG	04/2014	BRL	153,823		63,349	0	(4,444)
	04/2014	CNY	341,664		55,887	719	0
	04/2014	EUR	461,977		631,982	0	(4,461)
	04/2014	$	67,973	BRL	153,823	0	(180)
	04/2014		4,438	CNY	27,005	0	(75)
	04/2014		23,670	DKK	128,411	25	0
	05/2014	MXN	136,348	$	10,191	0	(219)
	05/2014	$	1,934	CAD	2,149	8	0
	05/2014		6,337	MXN	84,112	85	0
	07/2014	DKK	128,411	$	23,684	0	(25)

Total Forward Foreign Currency Contracts						$43,327	$(79,683)

126	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	37,000	$2,984	$3,710

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		19,100	1,581	1,916

								$4,565	$5,626

Total Purchased Options								$4,565	$5,626

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	156,000	$(2,964)	$(4,430)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		80,200	(1,512)	(2,278)

								$(4,476)	$(6,708)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	14,000	$(47)	$(17)

DUB	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		14,000	(47)	(18)

MYC	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		38,900	(124)	(49)

							$(218)	$(84)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	100.750	05/20/2014	$11,600	$(71)	$(51)
	Put - OTC USD versus JPY		80.000	02/18/2019	46,500	(2,568)	(2,413)
	Put - OTC USD versus JPY		80.000	02/28/2019	11,900	(644)	(624)

BRC	Put - OTC USD versus JPY		91.000	02/18/2016	23,700	(565)	(511)

CBK	Put - OTC USD versus JPY		99.700	05/20/2014	15,100	(100)	(41)
	Call - OTC USD versus RUB	RUB	37.380	04/10/2014	12,000	(84)	(1)

FBF	Call - OTC USD versus MXN	MXN	13.550	05/15/2014	16,700	(293)	(55)

GLM	Call - OTC USD versus BRL	BRL	2.400	04/03/2014	21,100	(117)	0
	Call - OTC USD versus BRL		2.500	05/15/2014	15,500	(332)	(17)
	Put - OTC USD versus JPY	JPY	100.600	05/20/2014	20,400	(138)	(84)
	Put - OTC USD versus JPY		91.000	02/18/2016	28,800	(650)	(621)
	Call - OTC USD versus MXN	MXN	13.450	04/10/2014	17,900	(112)	(6)

HUS	Put - OTC USD versus JPY	JPY	102.000	04/07/2014	37,700	(148)	(54)

JPM	Put - OTC USD versus JPY		101.250	04/17/2014	15,300	(67)	(27)
	Put - OTC USD versus JPY		91.000	02/18/2016	62,045	(1,572)	(1,337)

UAG	Put - OTC USD versus JPY		101.000	04/23/2014	18,500	(82)	(38)

						$(7,543)	$(5,880)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC Fannie Mae 3.500% due 05/01/2044	$	98.391	05/05/2014	$9,000	$(43)	$(13)
	Call - OTC Fannie Mae 3.500% due 05/01/2044		101.391	05/05/2014	9,000	(32)	(19)

DUB	Put - OTC Fannie Mae 3.500% due 05/01/2044		98.391	05/05/2014	10,000	(55)	(14)
	Call - OTC Fannie Mae 3.500% due 05/01/2044		101.391	05/05/2014	10,000	(31)	(21)

JPM	Put - OTC Fannie Mae 3.500% due 04/01/2044		98.719	04/03/2014	22,000	(60)	0
	Call - OTC Fannie Mae 3.500% due 04/01/2044		101.719	04/03/2014	22,000	(34)	(2)

						$(255)	$(69)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	127

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$6,400	$(82)	$(6)

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	7,100	(70)	(5)

						$(152)	$(11)

Total Written Options						$(12,644)	$(12,752)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD	Notional Amount in EUR	Notional Amount in GBP	Notional Amount in JPY	Premiums
Balance at 03/31/2013	878	$1,311,694	AUD 0	EUR 683,240	GBP 0	JPY 0	$(12,442)
Sales	14,928	3,522,428	277,400	134,785	58,700	8,210,000	(32,510)
Closing Buys	0	(1,047,802)	(66,200)	0	0	0	7,090
Expirations	(5,907)	(2,387,394)	(211,200)	(579,093)	(58,700)	(4,130,000)	18,145
Exercised	(8,276)	(692,481)	0	(172,032)	0	(4,080,000)	6,475

Balance at 03/31/2014	1,623	$706,445	AUD 0	EUR 66,900	GBP 0	JPY 0	$(13,242)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Agrium, Inc.	(1.250%	)	03/20/2019	0.833%	$ 4,000	$0	$(82)	$0	$(82)
	Computer Sciences Corp.	(1.060%	)	03/20/2018	0.498%	4,000	0	(89)	0	(89)

BRC	CNA Financial Corp.	(1.390%	)	12/20/2014	0.107%	3,000	0	(30)	0	(30)
	Hanson Building Materials, Inc.	(5.000%	)	09/20/2016	0.280%	1,000	485	(604)	0	(119)
	Hanson Ltd.	(1.000%	)	09/20/2016	0.280%	1,000	243	(261)	0	(18)

DUB	Cardinal Health, Inc.	(0.610%	)	06/20/2017	0.181%	1,600	11	(34)	0	(23)
	Cardinal Health, Inc.	(0.590%	)	06/20/2017	0.181%	1,600	0	(21)	0	(21)
	Spectra Energy Capital LLC	(0.860%	)	06/20/2018	0.647%	5,000	0	(45)	0	(45)

UAG	Avnet, Inc.	(1.530%	)	09/20/2016	0.333%	1,550	0	(47)	0	(47)

							$739	$(1,213)	$0	$(474)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$3,600	$(127)	$22	$0	$(105)
	Italy Government International Bond	1.000%	06/20/2019	1.316%	1,200	(26)	8	0	(18)
	Japan Government International Bond	1.000%	06/20/2018	0.374%	34,400	593	313	906	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%	16,400	(1,159)	328	0	(831)

BPS	Russia Government International Bond	1.000%	03/20/2019	2.107%	6,500	(469)	140	0	(329)

BRC	China Government International Bond	1.000%	03/20/2019	0.868%	3,500	(5)	28	23	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%	6,800	(396)	52	0	(344)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.627%	5,100	(212)	63	0	(149)
	Italy Government International Bond	1.000%	03/20/2019	1.283%	6,000	(115)	37	0	(78)
	Russia Government International Bond	1.000%	03/20/2019	2.107%	10,300	(662)	140	0	(522)
	Russia Government International Bond	1.000%	06/20/2019	2.147%	3,900	(320)	106	0	(214)

DUB	Brazil Government International Bond	1.000%	03/20/2019	1.627%	20,900	(832)	221	0	(611)
	China Government International Bond	1.000%	03/20/2019	0.868%	8,300	4	51	55	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	75,800	(1,562)	579	0	(983)
	Japan Government International Bond	1.000%	06/20/2018	0.374%	14,000	248	121	369	0

GST	Brazil Government International Bond	1.000%	03/20/2019	1.627%	13,100	(589)	206	0	(383)
	Japan Government International Bond	1.000%	06/20/2018	0.374%	55,500	1,030	431	1,461	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%	15,800	(945)	144	0	(801)

HUS	Italy Government International Bond	1.000%	03/20/2019	1.283%	24,600	(473)	154	0	(319)
	Russia Government International Bond	1.000%	03/20/2019	2.107%	7,900	(523)	123	0	(400)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.627%	16,400	(802)	323	0	(479)
	China Government International Bond	1.000%	03/20/2019	0.868%	5,800	20	19	39	0

128	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
MYC	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$ 51,900	$(2,502)	$985	$0	$(1,517)
	China Government International Bond	1.000%	03/20/2019	0.868%	8,300	11	44	55	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	6,400	(123)	40	0	(83)
	Japan Government International Bond	1.000%	06/20/2018	0.374%	12,500	245	84	329	0

						$(9,691)	$4,762	$3,237	$(8,166)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (5)	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
JPM	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.483% based on the notional amount of currency delivered	02/10/2016	$ 11,220	JPY	920,000	$(3)	$2,363	$2,360	$0

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.255%	01/02/2017	BRL	18,100	$(2)	$20	$18	$0
	Pay	1-Year BRL-CDI	12.935%	01/02/2017		61,600	188	156	344	0
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		17,400	(36)	91	55	0

BPS	Pay	1-Year BRL-CDI	12.935%	01/02/2017		112,100	17	609	626	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	243,300	(160)	516	356	0

BRC	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		146,200	(142)	355	213	0

DUB	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	96,000	214	322	536	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	105,900	(26)	181	155	0

GLM	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		804,400	(253)	1,428	1,175	0
	Pay	28-Day MXN-TIIE	6.770%	12/27/2023		42,000	(1)	55	54	0

HUS	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		202,800	0	296	296	0

JPM	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	66,200	28	341	369	0
	Pay	28-Day MXN-TIIE	7.380%	02/09/2029	MXN	146,700	6	104	110	0

MYC	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	117,900	(66)	724	658	0

UAG	Pay	1-Year BRL-CDI	12.935%	01/02/2017		73,400	155	255	410	0
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		6,400	1	19	20	0

							$(77)	$5,472	$5,395	$0

Total Swap Agreements							$(9,032)	$11,384	$10,992	$(8,640)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	129

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(k)	Securities with an aggregate market value of $50,293 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$0	$0	$0	$0	$(8,016)	$0	$0	$(8,016)	$(8,016)	$6,984	$(1,032)
BOA	8,509	3,710	1,323	13,542	(16,175)	(7,567)	(1,125)	(24,867)	(11,325)	10,832	(493)
BPS	0	0	982	982	(2,785)	0	(329)	(3,114)	(2,132)	1,683	(449)
BRC	278	0	236	514	(8,296)	(511)	(511)	(9,318)	(8,804)	6,594	(2,210)
CBK	5,387	1,916	0	7,303	(11,823)	(2,326)	(963)	(15,112)	(7,809)	7,112	(697)
DUB	8,513	0	1,115	9,628	(1,222)	(58)	(1,683)	(2,963)	6,665	(5,600)	1,065
FBF	8,955	0	0	8,955	(1,246)	(55)	0	(1,301)	7,654	(5,807)	1,847
GLM	355	0	1,229	1,584	(923)	(728)	0	(1,651)	(67)	340	273
GST	0	0	1,461	1,461	(41)	0	(1,184)	(1,225)	236	(270)	(34)
HUS	2,191	0	296	2,487	(3,592)	(54)	(719)	(4,365)	(1,878)	2,073	195
JPM	7,427	0	2,878	10,305	(13,744)	(1,366)	(479)	(15,589)	(5,284)	5,549	265
MSC	70	0	0	70	(1,710)	0	0	(1,710)	(1,640)	(3,757)	(5,397)
MYC	0	0	1,042	1,042	0	(49)	(1,600)	(1,649)	(607)	(1,893)	(2,500)
RBC	789	0	0	789	(594)	0	0	(594)	195	(680)	(485)
RYL	16	0	0	16	(112)	0	0	(112)	(96)	191	95
UAG	837	0	430	1,267	(9,404)	(38)	(47)	(9,489)	(8,222)	7,150	(1,072)

Total Over the Counter	$43,327	$5,626	$10,992	$59,945	$(79,683)	$(12,752)	$(8,640)	$(101,075)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,373	$3,373
Swap Agreements	0	0	0	0	1,272	1,272

	$0	$0	$0	$0	$4,645	$4,645

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$43,327	$0	$43,327
Purchased Options	0	0	0	0	5,626	5,626
Swap Agreements	0	3,237	0	2,360	5,395	10,992

	$0	$3,237	$0	$45,687	$11,021	$59,945

	$0	$3,237	$0	$45,687	$15,666	$64,590

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$589	$589
Futures	0	0	0	0	1,178	1,178
Swap Agreements	0	0	0	0	1,157	1,157

	$0	$0	$0	$0	$2,924	$2,924

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$79,683	$0	$79,683
Written Options	0	84	0	5,880	6,788	12,752
Swap Agreements	0	8,640	0	0	0	8,640

	$0	$8,724	$0	$85,563	$6,788	$101,075

	$0	$8,724	$0	$85,563	$9,712	$103,999

130	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,855	$1,855
Futures	0	0	0	0	(681)	(681)
Swap Agreements	0	(5)	0	0	(19,012)	(19,017)

	$0	$(5)	$0	$0	$(17,838)	$(17,843)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(59,076)	$0	$(59,076)
Written Options	0	0	0	3,805	8,319	12,124
Swap Agreements	0	712	0	103,791	3,531	108,034

	$0	$712	$0	$48,520	$11,850	$61,082

	$0	$707	$0	$48,520	$(5,988)	$43,239

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(126)	$(126)
Futures	0	0	0	0	(16,165)	(16,165)
Swap Agreements	0	0	0	0	17,798	17,798

	$0	$0	$0	$0	$1,507	$1,507

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(17,380)	$0	$(17,380)
Purchased Options	0	0	0	0	681	681
Written Options	0	134	0	1,027	(4,726)	(3,565)
Swap Agreements	0	5,810	0	(83,173)	4,590	(72,773)

	$0	$5,944	$0	$(99,526)	$545	$(93,037)

	$0	$5,944	$0	$(99,526)	$2,052	$(91,530)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$88,039	$0	$88,039
Mortgage-Backed Securities	0	4,045	0	4,045
Sovereign Issues	0	29,893	0	29,893
Belgium
Sovereign Issues	0	5,111	0	5,111
Brazil
Corporate Bonds & Notes	0	54,829	0	54,829
Sovereign Issues	0	349,299	0	349,299
Canada
Corporate Bonds & Notes	0	9,902	0	9,902
Sovereign Issues	0	106,540	0	106,540
Cayman Islands
Asset-Backed Securities	0	44,737	0	44,737
Denmark
Corporate Bonds & Notes	0	24,411	0	24,411
France
Asset-Backed Securities	0	128	0	128
Corporate Bonds & Notes	0	81,968	0	81,968
Sovereign Issues	0	744,880	0	744,880
Germany
Corporate Bonds & Notes	0	121,792	0	121,792
Sovereign Issues	0	133,968	0	133,968
Guernsey, Channel Islands
Corporate Bonds & Notes	0	28,912	0	28,912
Ireland
Asset-Backed Securities	0	6,047	0	6,047
Corporate Bonds & Notes	0	5,160	0	5,160
Mortgage-Backed Securities	0	2,968	0	2,968

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Italy
Asset-Backed Securities	$0	$23,668	$0	$23,668
Mortgage-Backed Securities	0	20,496	0	20,496
Sovereign Issues	0	352,361	0	352,361
Japan
Sovereign Issues	0	846,858	0	846,858
Jersey, Channel Islands
Corporate Bonds & Notes	0	7,549	0	7,549
Luxembourg
Asset-Backed Securities	0	5,160	0	5,160
Corporate Bonds & Notes	0	29,225	0	29,225
Mexico
Sovereign Issues	0	173,460	0	173,460
Netherlands
Asset-Backed Securities	0	14,802	0	14,802
Corporate Bonds & Notes	0	30,728	0	30,728
Mortgage-Backed Securities	0	1,397	0	1,397
New Zealand
Sovereign Issues	0	219,108	0	219,108
Norway
Corporate Bonds & Notes	0	44,805	0	44,805
Slovenia
Sovereign Issues	0	68,710	0	68,710
Spain
Corporate Bonds & Notes	0	11,053	0	11,053
Sovereign Issues	0	908,841	0	908,841
Supranational
Corporate Bonds & Notes	0	144,175	0	144,175

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	131

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

March 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Sweden
Corporate Bonds & Notes	$0	$36,486	$0	$36,486
Sovereign Issues	0	16,672	0	16,672
United Kingdom
Bank Loan Obligations	0	12,186	0	12,186
Corporate Bonds & Notes	0	102,660	0	102,660
Mortgage-Backed Securities	0	232,405	0	232,405
Sovereign Issues	0	198,065	0	198,065
United States
Asset-Backed Securities	0	60,934	0	60,934
Bank Loan Obligations	0	3,692	0	3,692
Corporate Bonds & Notes	0	121,839	5,991	127,830
Mortgage-Backed Securities	0	309,486	0	309,486
Municipal Bonds & Notes	0	14,818	0	14,818
Preferred Securities	490	0	0	490
U.S. Government Agencies	0	170,883	0	170,883
U.S. Treasury Obligations	0	97,493	0	97,493
Short-Term Instruments
Certificates of Deposit	0	9,003	0	9,003
Repurchase Agreements	0	5,223	0	5,223
Mexico Treasury Bills	0	251,630	0	251,630
Slovenia Treasury Bills	0	15,785	0	15,785
U.S. Treasury Bills	0	62,125	0	62,125
	$490	$6,466,410	$5,991	$6,472,891

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$382,021	$0	$0	$382,021

Total Investments	$382,511	$6,466,410	$5,991	$6,854,912

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(259,385)	$0	$(259,385)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,373	1,272	0	4,645
Over the counter	0	59,945	0	59,945
	$3,373	$61,217	$0	$64,590

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,178)	(1,746)	0	(2,924)
Over the counter	0	(101,064)	(11)	(101,075)
	$(1,178)	$(102,810)	$(11)	$(103,999)

Totals	$384,706	$6,165,432	$5,980	$6,556,118

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2014. There were assets and liabilities valued at $78,517 transferred from Level 3 to Level 2 during the period ended March 31, 2014. There were no significant assets and liabilities transferred from Level 2 to Level 3 during the period ended March 31, 2014.

132	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.5%

AUSTRALIA 1.8%

SOVEREIGN ISSUES 1.8%
Australia Government Bond
4.750% due 06/15/2016	AUD	59,300	$57,237

Total Australia (Cost $64,181)			57,237

BAHRAIN 0.1%

SOVEREIGN ISSUES 0.1%
Bahrain Government International Bond
5.500% due 03/31/2020		$4,000	4,315

Total Bahrain (Cost $3,942)			4,315

BELGIUM 0.5%

CORPORATE BONDS & NOTES 0.5%
KBC Bank NV
8.000% due 01/25/2023		12,600	14,167

Total Belgium (Cost $13,885)			14,167

BERMUDA 0.1%

CORPORATE BONDS & NOTES 0.1%
Qtel International Finance Ltd.
3.375% due 10/14/2016		1,000	1,052
4.750% due 02/16/2021		1,000	1,075
5.000% due 10/19/2025		200	210
7.875% due 06/10/2019		1,850	2,308

Total Bermuda (Cost $4,483)			4,645

BRAZIL 6.5%

CORPORATE BONDS & NOTES 0.2%
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		500	509
CSN Islands Corp.
6.875% due 09/21/2019		1,580	1,659
CSN Resources S.A.
6.500% due 07/21/2020		2,640	2,706
Vale Overseas Ltd.
6.250% due 01/11/2016		30	33
6.875% due 11/21/2036		630	674

			5,581

SOVEREIGN ISSUES 6.3%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	170,486	71,260
10.000% due 01/01/2021		318,160	124,484
10.000% due 01/01/2023		3,159	1,208

			196,952

Total Brazil (Cost $218,296)			202,533

CANADA 2.6%

BANK LOAN OBLIGATIONS 0.1%
Novelis, Inc.
3.750% due 03/10/2017		$1,935	1,938

CORPORATE BONDS & NOTES 0.5%
Bank of Montreal
2.850% due 06/09/2015		8,900	9,166

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank of Nova Scotia
1.650% due 10/29/2015		$7,600	$7,742

			16,908

SOVEREIGN ISSUES 2.0%
Canada Government International Bond
3.000% due 12/01/2036 (b)	CAD	9,202	12,018
4.000% due 06/01/2041		900	968
Canada Housing Trust
2.400% due 12/15/2022		55,600	49,132

			62,118

Total Canada (Cost $87,542)			80,964

CAYMAN ISLANDS 0.4%

ASSET-BACKED SECURITIES 0.2%
BlackRock Senior Income Series Corp.
0.477% due 04/20/2019		$655	647
Denali Capital CLO Ltd.
0.497% due 04/21/2020		223	224
Dryden Senior Loan Fund
1.409% due 01/15/2022		3,400	3,400
Galaxy CLO Ltd.
0.479% due 04/25/2019		479	477
Mountain View Funding CLO Ltd.
0.499% due 04/15/2019		526	522
MSIM Peconic Bay Ltd.
0.517% due 07/20/2019		136	136
Octagon Investment Partners Ltd.
0.533% due 11/28/2018		182	181
Pacifica CDO Corp.
0.499% due 01/26/2020		411	409

			5,996

CORPORATE BONDS & NOTES 0.2%
IPIC GMTN Ltd.
5.000% due 11/15/2020		2,300	2,550
QNB Finance Ltd.
2.125% due 02/14/2018 (f)		2,400	2,392

			4,942

Total Cayman Islands (Cost $10,779)			10,938

DENMARK 13.0%

CORPORATE BONDS & NOTES 13.0%
Nykredit Realkredit A/S
1.303% due 04/01/2038	DKK	98	18
2.000% due 04/01/2014		893,200	164,817
2.000% due 10/01/2014		65,000	12,080
2.000% due 04/01/2015		709,500	133,172
Realkredit Danmark A/S
2.000% due 04/01/2014		236,000	43,548
2.000% due 04/01/2015		285,000	53,516

Total Denmark (Cost $399,115)			407,151

FRANCE 4.2%

CORPORATE BONDS & NOTES 3.3%
Banque PSA Finance S.A.
3.875% due 01/14/2015	EUR	100	140
4.000% due 06/24/2015		3,450	4,893
4.250% due 02/25/2016		8,000	11,559
4.875% due 09/25/2015		6,400	9,239
6.000% due 07/16/2014		7,100	9,915

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		$9,000	$9,217
Caisse Francaise de Financement Local
1.800% due 05/09/2017	JPY	1,000,000	10,118
Dexia Credit Local S.A.
0.925% due 04/01/2014	GBP	1,432	2,387
1.250% due 10/18/2016		$25,000	25,084
Electricite de France
5.250% due 01/29/2023 (c)		5,300	5,321
5.625% due 01/22/2024 (c)		4,100	4,134
RCI Banque S.A.
2.112% due 04/11/2014		8,240	8,243
3.400% due 04/11/2014		1,800	1,801

			102,051

SOVEREIGN ISSUES 0.9%
Caisse d’Amortissement de la Dette Sociale
1.125% due 01/30/2017		23,750	23,804
France Government Bond
3.250% due 05/25/2045	EUR	1,300	1,843
Societe Financement de l’Economie Francaise
3.375% due 05/05/2014		$2,980	2,989

			28,636

Total France (Cost $128,165)			130,687

GERMANY 6.6%

CORPORATE BONDS & NOTES 2.5%
Erste Abwicklungsanstalt
4.000% due 05/05/2015	EUR	1,439	2,061
FMS Wertmanagement AoeR
0.375% due 05/22/2015		5,300	7,313
1.625% due 02/22/2017		7,300	10,398
2.250% due 07/14/2014		3,000	4,157
Hypothekenbank Frankfurt AG
4.375% due 07/02/2019		11,701	18,828
4.750% due 06/04/2018		622	995
Investitionsbank Berlin
0.350% due 01/25/2017		15,000	20,675
KFW
4.250% due 07/04/2014		1,300	1,809
RWE AG
7.000% due 03/20/2019 (c)	GBP	3,600	6,478
Unitymedia KabelBW GmbH
9.500% due 03/15/2021	EUR	4,540	7,246

			79,960

SOVEREIGN ISSUES 4.1%
Republic of Germany
0.750% due 04/15/2018 (b)		82,835	120,381
State of Hesse
2.000% due 06/16/2015		3,357	4,723
State of North Rhine-Westphalia
0.344% due 09/15/2017		2,300	3,168

			128,272

Total Germany (Cost $201,124)			208,232

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%
ICICI Bank Ltd.
4.750% due 11/25/2016		$5,800	6,137
5.000% due 01/15/2016		1,500	1,579
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		1,700	1,736

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	133

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		$500	$507
State Bank of India
4.500% due 07/27/2015		1,000	1,036

Total India (Cost $10,527)			10,995

INDONESIA 0.4%

SOVEREIGN ISSUES 0.4%
Indonesia Government International Bond
6.750% due 01/15/2044		11,000	12,059

Total Indonesia (Cost $11,183)			12,059

IRELAND 5.1%

ASSET-BACKED SECURITIES 0.4%
Aquilae CLO PLC
0.637% due 01/17/2023	EUR	1,096	1,491
Avoca CLO PLC
0.655% due 09/15/2021		406	552
LightPoint Pan-European CLO PLC
0.550% due 01/31/2022		6,710	9,115

			11,158

CORPORATE BONDS & NOTES 3.8%
Depfa ACS Bank
3.905% due 04/15/2014		$28,000	28,050
4.375% due 01/15/2015	EUR	35,150	49,666
4.875% due 10/28/2015		$9,683	10,156
EDC Finance Ltd.
4.875% due 04/17/2020		9,650	8,758
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022		15,500	13,776
5.326% due 02/03/2016		5,200	5,382
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018		700	773
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		3,000	3,079
5.450% due 11/22/2017		300	307
6.902% due 07/09/2020		700	737

			120,684

MORTGAGE-BACKED SECURITIES 0.9%
Epic Opera Arlington Ltd.
0.770% due 07/28/2016	GBP	2,787	4,636
German Residential Funding PLC
1.439% due 08/27/2024	EUR	7,146	9,978
Opera Germany PLC
0.520% due 10/20/2014		10,511	14,335
Silenus European Loan Conduit Ltd.
0.438% due 05/15/2019		483	652

			29,601

Total Ireland (Cost $160,121)			161,443

ITALY 1.5%

CORPORATE BONDS & NOTES 0.2%
Intesa Sanpaolo SpA
3.625% due 08/12/2015		$600	616
6.500% due 02/24/2021		5,100	5,760

			6,376

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.3%
Italy Buoni Poliennali Del Tesoro
5.500% due 09/01/2022	EUR	25,900	$42,248

Total Italy (Cost $46,306)			48,624

JAPAN 0.4%

SOVEREIGN ISSUES 0.4%
Japan Government International Bond
1.600% due 03/20/2033	JPY	1,360,000	13,589

Total Japan (Cost $13,709)			13,589

JERSEY, CHANNEL ISLANDS 0.3%

CORPORATE BONDS & NOTES 0.0%
HSBC Capital Funding LP
10.176% due 06/30/2030 (c)		$600	865

MORTGAGE-BACKED SECURITIES 0.3%
Alba PLC
1.733% due 03/24/2049	GBP	6,464	10,818

Total Jersey, Channel Islands (Cost $11,466)			11,683

LUXEMBOURG 2.4%

ASSET-BACKED SECURITIES 0.2%
Bumper S.A.
1.488% due 02/23/2023	EUR	1,267	1,754
E-Carat S.A.
0.852% due 11/18/2020		2,897	3,992

			5,746

CORPORATE BONDS & NOTES 2.2%
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		$14,500	14,264
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		17,690	20,963
Hypothekenbank Frankfurt International S.A.
5.125% due 01/21/2016		2,900	3,049
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		6,400	6,630
5.400% due 03/24/2017		21,900	22,803
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		300	312

			68,021

Total Luxembourg (Cost $75,496)			73,767

MEXICO 4.4%

CORPORATE BONDS & NOTES 0.0%
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		700	96
Desarrolladora Homex S.A.B. de C.V.
9.500% due 12/11/2019 ^		850	99

			195

SOVEREIGN ISSUES 4.4%
Mexico Government International Bond
6.050% due 01/11/2040		1,500	1,714
7.750% due 05/29/2031	MXN	483,070	40,445
8.000% due 12/17/2015		2,500	204

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.000% due 12/05/2024	MXN	952,868	$94,637

			137,000

Total Mexico (Cost $140,628)			137,195

NETHERLANDS 1.6%

ASSET-BACKED SECURITIES 0.7%
Cadogan Square CLO BV
0.627% due 01/17/2023	EUR	8,185	11,067
0.659% due 02/01/2022		3,395	4,627
Euro-Galaxy CLO BV
0.542% due 10/23/2021		1,890	2,569
Harbourmaster CLO BV
0.550% due 10/25/2020		426	581
0.564% due 06/15/2020		141	194
Hyde Park CDO BV
0.624% due 06/14/2022		316	432
Jubilee CDO BV
0.730% due 10/15/2019		164	226
Leopard CLO BV
0.590% due 04/21/2020		595	818
Wood Street CLO BV
0.544% due 11/22/2021		592	807

			21,321

CORPORATE BONDS & NOTES 0.8%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020		5,250	8,544
Deutsche Annington Finance BV
3.200% due 10/02/2017		$7,200	7,397
GMAC International Finance BV
7.500% due 04/21/2015	EUR	100	146
ING Bank NV
2.625% due 12/05/2022		$6,500	6,194
Leveraged Finance Europe Capital BV
0.784% due 03/02/2020	EUR	3,207	4,355

			26,636

MORTGAGE-BACKED SECURITIES 0.1%
Deco Pan Europe BV
0.460% due 10/27/2020		959	1,312
EMF-NL Prime BV
1.090% due 04/17/2041		552	673
Eurosail PLC
1.790% due 10/17/2040		295	407
Holland Mortgage-Backed Series Hermes BV
0.953% due 09/18/2044		178	246
Storm BV
1.213% due 09/22/2052		526	729

			3,367

Total Netherlands (Cost $49,774)			51,324

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.4%
DNB Boligkreditt A/S
1.450% due 03/21/2019		$6,800	6,691
Eksportfinans ASA
2.000% due 09/15/2015		700	696
2.375% due 05/25/2016		1,400	1,389
3.000% due 11/17/2014		500	503
5.500% due 05/25/2016		600	635
5.500% due 06/26/2017		3,400	3,621

Total Norway (Cost $13,438)			13,535

134	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
POLAND 0.1%

SOVEREIGN ISSUES 0.1%
Poland Government International Bond
5.500% due 10/25/2019	PLN	450	$162
5.750% due 09/23/2022		132	49
6.250% due 10/24/2015		5,680	1,976

Total Poland (Cost $2,149)			2,187

QATAR 0.7%

SOVEREIGN ISSUES 0.7%
Qatar Government International Bond
4.500% due 01/20/2022		$2,000	2,185
5.250% due 01/20/2020		11,125	12,655
6.400% due 01/20/2040		6,100	7,275

Total Qatar (Cost $20,206)			22,115

RUSSIA 0.3%

CORPORATE BONDS & NOTES 0.3%
ALROSA Finance S.A.
7.750% due 11/03/2020		700	745
VimpelCom Holdings BV
6.255% due 03/01/2017		2,400	2,442
7.504% due 03/01/2022		7,200	7,370

Total Russia (Cost $10,921)			10,557

SLOVAKIA 0.0%

SOVEREIGN ISSUES 0.0%
Slovakia Government Bond
0.320% due 11/16/2016	EUR	1,000	1,380

Total Slovakia (Cost $1,387)			1,380

SLOVENIA 4.5%

SOVEREIGN ISSUES 4.5%
Slovenia Government International Bond
3.500% due 03/23/2017		2,548	3,712
4.125% due 01/26/2020		5,700	8,485
4.375% due 01/18/2021 (f)		9,550	14,372
4.625% due 09/09/2024		2,600	3,893
4.700% due 11/01/2016		30,200	45,252
4.750% due 05/10/2018		$10,850	11,637
5.125% due 03/30/2026	EUR	900	1,387
5.500% due 10/26/2022		$31,600	33,812
5.850% due 05/10/2023		17,700	19,381

Total Slovenia (Cost $130,474)			141,931

SOUTH KOREA 0.2%

CORPORATE BONDS & NOTES 0.2%
Export-Import Bank of Korea
4.000% due 01/11/2017		500	541
4.000% due 01/29/2021		4,800	5,072
5.875% due 01/14/2015		1,200	1,249

Total South Korea (Cost $6,876)			6,862

SPAIN 3.1%

CORPORATE BONDS & NOTES 0.2%
AyT Cedulas Cajas Global
4.750% due 05/25/2027	EUR	1,800	2,681
Cedulas Fondo de Titulizacion de Activos
4.250% due 03/28/2027		1,700	2,424

			5,105

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.9%
Autonomous Community of Catalonia
1.500% due 09/16/2014	JPY	200,000	$1,933
2.125% due 10/01/2014	CHF	900	1,021
2.750% due 03/24/2016		3,100	3,534
3.875% due 04/07/2015	EUR	6,400	9,050
3.875% due 09/15/2015		600	854
4.300% due 11/15/2016		1,600	2,343
4.750% due 06/04/2018		1,000	1,507
Autonomous Community of Valencia
2.634% due 09/03/2017		400	545
3.250% due 07/06/2015		1,500	2,104
4.000% due 11/02/2016		200	290
4.375% due 07/16/2015		4,750	6,795
Junta de Castilla y Leon
6.270% due 02/19/2018		280	448
Spain Government International Bond
3.300% due 07/30/2016		14,000	20,356
5.400% due 01/31/2023		5,800	9,437
5.850% due 01/31/2022		10,800	18,045
Xunta de Galicia
5.763% due 04/03/2017		6,334	9,879
6.131% due 04/03/2018		1,220	1,949

			90,090

Total Spain (Cost $88,419)			95,195

SUPRANATIONAL 1.0%

CORPORATE BONDS & NOTES 1.0%
European Financial Stability Facility
0.875% due 04/16/2018		12,400	17,126
1.750% due 10/29/2020		7,900	11,106
European Union
3.125% due 04/03/2014		90	124
International Bank for Reconstruction & Development
0.000% due 12/20/2015		5,000	3,504

Total Supranational (Cost $31,215)			31,860

SWEDEN 0.6%

CORPORATE BONDS & NOTES 0.6%
Skandinaviska Enskilda Banken AB
1.375% due 05/29/2018		$7,100	6,964
Stadshypotek AB
1.875% due 10/02/2019		6,800	6,624
3.000% due 10/01/2014	EUR	2,900	4,049
4.250% due 10/10/2017	AUD	1,200	1,119

Total Sweden (Cost $19,046)			18,756

SWITZERLAND 0.3%

CORPORATE BONDS & NOTES 0.3%
UBS AG
7.250% due 02/22/2022		$8,900	9,788

Total Switzerland (Cost $9,663)			9,788

UNITED ARAB EMIRATES 0.0%

CORPORATE BONDS & NOTES 0.0%
Dolphin Energy Ltd.
5.500% due 12/15/2021		600	679

Total United Arab Emirates (Cost $600)			679

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 8.4%

BANK LOAN OBLIGATIONS 0.6%
Alliance Boots Holdings Ltd.
3.709% due 07/10/2017	EUR	9,300	$12,900
3.963% due 07/10/2017	GBP	2,900	4,857

			17,757

CORPORATE BONDS & NOTES 2.1%
Abbey National Treasury Services PLC
3.125% due 06/30/2015	EUR	1,400	1,942
Barclays Bank PLC
7.625% due 11/21/2022		$2,400	2,652
British Sky Broadcasting Group PLC
9.500% due 11/15/2018		250	325
FCE Bank PLC
1.625% due 09/09/2016	EUR	2,350	3,273
4.750% due 01/19/2015		1,400	1,990
5.125% due 11/16/2015	GBP	1,400	2,463
LBG Capital PLC
3.407% due 03/12/2020	EUR	2,400	3,232
15.000% due 12/21/2019	GBP	1,500	3,646
15.000% due 12/21/2019	EUR	15,015	31,628
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	4,790	8,896
12.000% due 12/16/2024 (c)		$2,300	3,153
Northern Rock Asset Management PLC
5.625% due 06/22/2017		870	980
Standard Chartered PLC
3.850% due 04/27/2015		1,000	1,033

			65,213

MORTGAGE-BACKED SECURITIES 3.4%
Aggregator of Loans Backed by Assets PLC
2.771% due 12/16/2042	GBP	1,750	2,980
Alba PLC
0.713% due 11/25/2042		873	1,344
Bluestone Securities PLC
0.507% due 06/09/2043	EUR	2,253	2,941
0.721% due 06/09/2044	GBP	3,657	5,864
Darrowby PLC
2.222% due 02/20/2044		4,230	7,202
Deco UK PLC
0.680% due 01/27/2020		5,226	8,548
Eddystone Finance PLC
1.045% due 04/19/2021		4,964	8,146
Eurosail PLC
0.424% due 03/13/2045	EUR	472	649
0.464% due 03/13/2045		1,151	1,515
0.681% due 12/10/2044	GBP	1,734	2,753
Great Hall Mortgages PLC
0.365% due 06/18/2039		$415	395
0.433% due 06/18/2039	EUR	1,484	1,932
0.650% due 03/18/2039	GBP	2,109	3,341
0.660% due 06/18/2039		653	1,030
0.670% due 06/18/2038		836	1,322
Hercules Eclipse PLC
0.760% due 10/25/2018		8,737	14,090
Indus Eclipse PLC
0.690% due 01/25/2020		143	234
Leek Finance Ltd.
0.803% due 12/21/2037		2,084	3,598
Mall Funding PLC
1.201% due 04/22/2017		3,120	5,194
Mortgage Funding PLC
1.621% due 03/13/2046		427	708

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	135

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nemus Funding PLC
0.751% due 02/15/2020	GBP	3,383	$5,522
Newgate Funding PLC
0.650% due 12/15/2050		10,711	17,401
0.903% due 12/15/2050	EUR	650	862
1.120% due 12/15/2050	GBP	115	193
Residential Mortgage Securities PLC
3.021% due 12/16/2050		3,766	6,558
RMAC PLC
0.707% due 12/12/2036	EUR	423	554
Southern Pacific Financing PLC
0.701% due 06/10/2043	GBP	683	1,101
1.121% due 12/10/2042		288	445

			106,422

SOVEREIGN ISSUES 2.3%
United Kingdom Gilt
0.125% due 03/22/2024 (b)		10,160	17,608
2.250% due 09/07/2023		2,000	3,200
3.250% due 01/22/2044		32,100	50,925

			71,733

Total United Kingdom (Cost $248,508)			261,125

UNITED STATES 21.7%

ASSET-BACKED SECURITIES 2.9%
Access Group, Inc.
1.539% due 10/27/2025		$567	573
Accredited Mortgage Loan Trust
0.284% due 02/25/2037		3,173	2,977
0.434% due 04/25/2036		700	502
0.630% due 09/25/2035		100	74
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.604% due 07/25/2035		300	264
0.604% due 01/25/2036		300	263
Argent Securities Trust
0.304% due 06/25/2036		1,540	596
0.304% due 07/25/2036		925	378
0.394% due 07/25/2036		1,156	478
Asset-Backed Funding Certificates Trust
0.314% due 01/25/2037		892	531
0.374% due 01/25/2037		2,409	1,443
Asset-Backed Securities Corp. Home Equity Loan Trust
0.784% due 09/25/2034		1,115	1,027
Bear Stearns Asset-Backed Securities Trust
0.264% due 02/25/2037		1,813	1,673
0.394% due 06/25/2047		1,000	833
0.474% due 01/25/2047		700	621
0.554% due 09/25/2046		311	251
0.564% due 12/25/2035		1,000	953
0.644% due 09/25/2035		1,000	746
0.824% due 06/25/2035		2,000	1,551
Countrywide Asset-Backed Certificates
0.274% due 06/25/2036		460	444
0.274% due 06/25/2047		397	390
0.284% due 11/25/2037		1,507	1,480
0.294% due 07/25/2037		1,600	1,198
0.304% due 05/25/2037		2,352	1,971
0.324% due 05/25/2037		1,350	1,142
0.334% due 07/25/2036		811	792
0.334% due 08/25/2036		239	233
0.374% due 09/25/2037		300	199
0.504% due 04/25/2036		991	974
0.539% due 11/25/2035		582	548
0.754% due 08/25/2035		249	237

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.794% due 10/25/2035	$1,000	$772
0.874% due 07/25/2034	600	542
4.679% due 04/25/2036	800	769
5.095% due 02/25/2036	1,000	809
5.348% due 07/25/2036	918	903
5.357% due 10/25/2046	2,311	2,058
5.378% due 07/25/2036	1,049	1,042
5.714% due 04/25/2047	2,000	1,510
Credit Suisse First Boston Mortgage Securities Corp.
0.774% due 01/25/2032	37	35
Credit-Based Asset Servicing and Securitization LLC
0.374% due 07/25/2037	454	292
4.288% due 03/25/2037 ^	1,461	895
Fieldstone Mortgage Investment Trust
0.314% due 11/25/2036	1,744	1,020
First Franklin Mortgage Loan Trust
0.294% due 09/25/2036	1,432	1,277
0.314% due 04/25/2036	406	323
0.394% due 10/25/2036	2,000	1,338
0.644% due 09/25/2035	1,500	1,364
1.429% due 07/25/2034	700	591
First NLC Trust
0.859% due 12/25/2035	1,215	1,148
Fremont Home Loan Trust
0.324% due 02/25/2036	1,886	1,451
0.404% due 05/25/2036	1,969	1,013
0.484% due 01/25/2036	1,500	1,118
0.634% due 07/25/2035	698	699
GSAA Home Equity Trust
0.604% due 08/25/2037	600	514
GSAMP Trust
0.244% due 01/25/2037	280	152
0.254% due 12/25/2046	1,795	993
0.274% due 12/25/2036	1,373	712
0.304% due 12/25/2046	1,167	649
0.424% due 04/25/2036	1,000	527
Home Equity Asset Trust
1.354% due 10/25/2033	878	817
Home Equity Mortgage Loan Asset-Backed Trust
0.394% due 04/25/2047	800	465
HSI Asset Securitization Corp. Trust
0.374% due 12/25/2036	823	384
JPMorgan Mortgage Acquisition Trust
0.234% due 08/25/2036	6	3
0.306% due 07/25/2036	2,766	1,360
Massachusetts Educational Financing Authority
1.189% due 04/25/2038	168	169
MASTR Asset-Backed Securities Trust
0.394% due 03/25/2036	1,000	544
0.454% due 01/25/2036	300	270
Merrill Lynch Mortgage Investors Trust
0.264% due 08/25/2037	959	538
0.414% due 04/25/2037	1,000	502
0.464% due 08/25/2036	200	172
Mid-State Trust
8.330% due 04/01/2030	254	261
Morgan Stanley ABS Capital, Inc. Trust
0.244% due 01/25/2037	893	508
0.294% due 10/25/2036	962	567
0.294% due 11/25/2036	364	226
0.304% due 06/25/2036	449	317
0.304% due 11/25/2036	2,001	1,237
0.374% due 11/25/2036	364	228
0.384% due 10/25/2036	1,230	676
0.584% due 09/25/2035	500	429
Morgan Stanley Home Equity Loan Trust
0.624% due 08/25/2035	300	276

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Century Home Equity Loan Trust
0.434% due 10/25/2035		$1,173	$1,150
0.664% due 09/25/2035		1,000	865
People’s Choice Home Loan Securities Trust
1.504% due 01/25/2035		2,000	1,599
RAAC Series
0.634% due 03/25/2037		1,000	929
0.724% due 03/25/2037		1,412	1,161
Renaissance Home Equity Loan Trust
5.797% due 08/25/2036		552	362
Residential Asset Mortgage Products Trust
0.314% due 12/25/2036		226	210
0.544% due 02/25/2036		1,000	882
0.774% due 05/25/2035		1,000	889
Residential Asset Securities Corp. Trust
0.304% due 07/25/2036		2,621	2,275
0.304% due 08/25/2036		1,095	1,038
0.334% due 04/25/2037		813	801
0.404% due 04/25/2037		2,000	1,722
0.494% due 11/25/2035		500	447
0.574% due 10/25/2035		200	164
Securitized Asset-Backed Receivables LLC Trust
0.444% due 12/25/2035		1,564	1,340
1.129% due 03/25/2035		963	910
SLM Student Loan Trust
0.574% due 09/15/2021	EUR	288	396
1.739% due 04/25/2023		$389	401
3.405% due 05/16/2044		1,315	1,401
Soundview Home Loan Trust
0.394% due 07/25/2036		1,000	525
0.414% due 02/25/2037		1,856	893
Specialty Underwriting & Residential Finance Trust
0.454% due 12/25/2036		1,500	1,163
5.850% due 02/25/2037		802	498
Structured Asset Investment Loan Trust
0.304% due 09/25/2036		1,682	1,290
0.844% due 06/25/2035		1,000	932
0.874% due 02/25/2035		1,000	857
1.129% due 10/25/2033		795	760
Structured Asset Securities Corp.
0.314% due 03/25/2036		671	643
0.494% due 02/25/2036		1,000	829
0.604% due 11/25/2035		1,000	856
Washington Mutual Asset-Backed Certificates Trust
0.394% due 05/25/2036		2,000	1,289
Wells Fargo Home Equity Asset-Backed Securities Trust
0.414% due 05/25/2036		2,000	1,751
0.744% due 11/25/2035		1,250	1,074

			92,109

BANK LOAN OBLIGATIONS 0.2%
H.J. Heinz Co.
3.500% due 06/05/2020		4,342	4,372
HCA, Inc.
2.653% due 05/01/2016		1,700	1,701

			6,073

CORPORATE BONDS & NOTES 4.6%
ADT Corp.
3.500% due 07/15/2022		2,050	1,805
Ally Financial, Inc.
0.000% due 06/15/2015		100	97
2.436% due 12/01/2014		200	201
2.500% due 03/15/2017 (d)		14,900	14,877
2.750% due 01/30/2017		1,700	1,721
3.125% due 01/15/2016		200	205

136	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 07/18/2016		$200	$207
3.500% due 01/27/2019		700	701
4.625% due 06/26/2015		500	519
4.750% due 09/10/2018		200	212
5.500% due 02/15/2017		700	763
6.250% due 12/01/2017		300	336
6.750% due 12/01/2014		200	208
8.300% due 02/12/2015		800	848
BA Covered Bond Issuer
4.250% due 08/03/2017	EUR	155	235
Bank of America Corp.
7.375% due 05/15/2014		$200	202
CIT Group, Inc.
5.000% due 05/15/2017		500	537
5.250% due 04/01/2014		7,300	7,300
5.250% due 03/15/2018		800	863
CMS Energy Corp.
4.250% due 09/30/2015		2,000	2,095
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		1,278	1,346
CVS Pass-Through Trust
7.507% due 01/10/2032		2,554	3,153
DISH DBS Corp.
7.125% due 02/01/2016		100	110
7.750% due 05/31/2015		200	215
Energy Transfer Partners LP
5.950% due 02/01/2015		1,750	1,825
Ford Motor Credit Co. LLC
7.000% due 04/15/2015		500	532
8.000% due 06/01/2014		6,300	6,377
8.700% due 10/01/2014		5,200	5,412
General Motors Financial Co., Inc.
2.750% due 05/15/2016		100	102
International Lease Finance Corp.
5.650% due 06/01/2014		1,100	1,109
8.625% due 09/15/2015		600	663
8.750% due 03/15/2017		200	236
New York Life Global Funding
1.125% due 03/01/2017		1,400	1,395
Ohio National Financial Services, Inc.
6.375% due 04/30/2020		1,800	2,088
Reed Elsevier Capital, Inc.
3.125% due 10/15/2022		302	290
SLM Corp.
3.875% due 09/10/2015		100	104
8.000% due 03/25/2020		2,000	2,310
Southwestern Energy Co.
7.500% due 02/01/2018		600	712
Springleaf Finance Corp.
5.400% due 12/01/2015		2,100	2,205
Tagua Leasing LLC
1.581% due 11/16/2024		6,426	6,095
UAL Pass-Through Trust
10.400% due 05/01/2018		185	210
UIL Holdings Corp.
4.625% due 10/01/2020		4,100	4,293
WM Covered Bond Program
4.000% due 11/26/2016	EUR	17,200	25,635
4.375% due 09/16/2014		32,950	45,621

			145,970

MORTGAGE-BACKED SECURITIES 2.9%
Adjustable Rate Mortgage Trust
2.371% due 01/25/2035		$405	406
4.578% due 11/25/2037 ^		653	438
4.901% due 01/25/2036		120	111

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Alternative Loan Trust
6.000% due 06/25/2046	$901	$769
Banc of America Funding Corp.
0.364% due 04/25/2037	235	160
0.367% due 04/20/2047	373	286
2.623% due 05/25/2035	566	584
6.000% due 07/25/2037 ^	604	466
Banc of America Mortgage Trust
2.752% due 09/25/2034	831	834
5.500% due 11/25/2035	1,000	975
6.000% due 10/25/2036 ^	398	355
Banc of America Re-REMIC Trust
5.668% due 02/17/2051	3,093	3,314
BCAP LLC Trust
0.326% due 08/26/2046	1,000	867
0.364% due 05/25/2047	1,015	719
0.374% due 05/25/2047	1,098	812
4.000% due 02/26/2037	437	421
Bear Stearns Adjustable Rate Mortgage Trust
2.380% due 02/25/2036	220	176
2.484% due 12/25/2046 ^	2,017	1,669
2.718% due 04/25/2034	454	459
2.761% due 02/25/2034	43	42
2.976% due 05/25/2047 ^	1,682	1,416
5.165% due 08/25/2035	156	138
Bear Stearns Alt-A Trust
2.351% due 03/25/2036	979	722
2.674% due 05/25/2035	384	369
2.676% due 09/25/2035	185	164
2.810% due 05/25/2036	918	547
4.943% due 09/25/2035	802	657
Chase Mortgage Finance Trust
2.662% due 03/25/2037	817	681
5.500% due 11/25/2035	1,409	1,426
Citigroup Mortgage Loan Trust, Inc.
0.318% due 10/25/2046	200	187
2.618% due 05/25/2035	261	253
5.455% due 04/25/2037	663	585
CitiMortgage Alternative Loan Trust
6.000% due 01/25/2037	1,421	1,188
Countrywide Alternative Loan Trust
0.274% due 06/25/2036	5,613	4,708
0.367% due 07/20/2046 ^	138	84
0.434% due 02/25/2037	1,286	1,010
0.487% due 11/20/2035	139	111
0.534% due 08/25/2036	375	373
2.706% due 06/25/2037	981	809
5.500% due 10/25/2035	87	78
5.500% due 02/25/2036 ^	136	120
6.000% due 01/25/2037 ^	1,178	1,051
6.000% due 02/25/2037 ^	2,161	1,649
6.000% due 05/25/2037 ^	1,006	806
6.250% due 12/25/2036 ^	987	817
6.500% due 08/25/2037	578	421
8.000% due 10/25/2036	76	75
Countrywide Home Loan Mortgage Pass-Through Trust
0.904% due 03/25/2035	1,091	668
2.854% due 08/25/2034	28	25
5.500% due 10/25/2034	1,460	1,484
6.000% due 02/25/2037	558	524
6.250% due 09/25/2036	986	876
6.500% due 11/25/2036	2,195	2,024
Countrywide Home Loan Reperforming Trust
0.494% due 06/25/2035	598	540
Credit Suisse Commercial Mortgage Trust
5.971% due 09/15/2039	4,500	4,928

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Mortgage Capital Certificates
2.346% due 04/26/2038	$1,600	$1,576
2.690% due 08/28/2036	128	124
CSMC Mortgage-Backed Trust
6.750% due 08/25/2036 ^	707	553
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036	778	635
Downey Savings & Loan Association Mortgage Loan Trust
2.630% due 07/19/2044	134	136
Greenpoint Mortgage Funding Trust
0.314% due 02/25/2037	155	119
Greenpoint Mortgage Pass-Through Certificates
2.795% due 10/25/2033	62	62
GSR Mortgage Loan Trust
2.692% due 05/25/2037	66	60
HarborView Mortgage Loan Trust
0.396% due 06/19/2035	1,575	1,383
2.687% due 02/25/2036 ^	117	93
2.732% due 07/19/2035	94	82
3.155% due 07/19/2035	503	499
HomeBanc Mortgage Trust
0.484% due 10/25/2035	1,692	1,517
HSI Asset Securitization Corp. Trust
0.374% due 11/25/2035	1,273	792
Impac Secured Assets Trust
0.304% due 11/25/2036	1,922	1,292
0.324% due 01/25/2037	1,482	1,212
3.022% due 07/25/2035	227	189
IndyMac Mortgage Loan Trust
0.394% due 07/25/2035	24	22
2.386% due 11/25/2035	2,061	1,688
2.518% due 12/25/2034	18	17
2.924% due 06/25/2036	553	422
JPMorgan Alternative Loan Trust
2.679% due 05/25/2037 ^	930	713
3.251% due 12/25/2036	432	386
JPMorgan Mortgage Trust
2.539% due 10/25/2035	840	740
2.663% due 07/25/2035	716	730
2.755% due 07/25/2035	380	380
3.319% due 02/25/2035	28	29
Lavender Trust
6.250% due 10/26/2036	268	278
Lehman Mortgage Trust
6.000% due 09/25/2037 ^	841	810
Lehman XS Trust
0.314% due 03/25/2047	1,179	875
Merrill Lynch Floating Trust
0.692% due 07/09/2021	1,379	1,377
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036	104	95
0.404% due 11/25/2035	17	16
1.154% due 10/25/2035	17	16
2.774% due 03/25/2036 ^	221	155
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.894% due 08/12/2049	1,300	1,454
Morgan Stanley Capital Trust
3.884% due 09/15/2047	4,500	4,701
5.692% due 04/15/2049	300	332
Morgan Stanley Mortgage Loan Trust
1.054% due 02/25/2036	168	145
2.509% due 11/25/2037	1,634	1,310
2.843% due 09/25/2035	519	428
4.971% due 05/25/2036	453	353
Morgan Stanley Re-REMIC Trust
5.819% due 08/15/2045	175	194

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	137

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prime Mortgage Trust
0.654% due 02/25/2035	$801	$752
6.000% due 06/25/2036	304	269
Residential Accredit Loans, Inc. Trust
0.254% due 05/25/2037	970	701
0.284% due 02/25/2037	1,160	970
0.294% due 01/25/2037	1,702	1,446
0.324% due 12/25/2036	651	494
0.334% due 06/25/2046	436	196
0.344% due 07/25/2036	901	675
0.554% due 11/25/2036 ^	696	421
5.000% due 09/25/2036 ^	193	150
6.000% due 07/25/2036 ^	1,343	1,068
6.500% due 07/25/2037	935	730
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036	952	846
6.000% due 06/25/2037	110	101
Structured Adjustable Rate Mortgage Loan Trust
0.374% due 06/25/2037	721	627
0.474% due 10/25/2035	306	269
4.705% due 04/25/2036 ^	540	435
5.034% due 05/25/2036	403	404
Structured Asset Mortgage Investments Trust
0.354% due 05/25/2036	801	603
0.364% due 05/25/2046	76	56
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.250% due 09/25/2034	660	704
Suntrust Adjustable Rate Mortgage Loan Trust
6.004% due 02/25/2037	666	571
WaMu Mortgage Pass-Through Certificates
0.434% due 11/25/2045	226	203
0.578% due 10/25/2044	266	255
1.531% due 08/25/2042	19	18
4.157% due 12/25/2036 ^	858	782
6.090% due 10/25/2036 ^	1,492	1,259
Washington Mutual MSC Mortgage Pass-Through Certificates
0.314% due 02/25/2037	1,291	885
5.500% due 11/25/2035	324	287
6.500% due 08/25/2035 ^	260	234
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 03/25/2036	948	957
2.615% due 01/25/2035	1,458	1,446

		92,181

MUNICIPAL BONDS & NOTES 1.1%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	6,950	8,409
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	4,600	5,335
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	7,500	8,509

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Missouri Joint Municipal Electric Utility Commission Revenue Bonds, (BABs), Series 2009
6.890% due 01/01/2042	$1,000	$1,181
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	6,400	7,369
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.765% due 06/01/2040	2,500	2,533

		33,336

U.S. GOVERNMENT AGENCIES 2.2%
Fannie Mae
0.000% due 06/01/2017 (h)(j)	7,000	6,715
2.375% due 07/28/2015 (j)	100	103
2.440% due 08/01/2022	487	472
2.500% due 01/01/2027 - 12/01/2027	18,618	18,700
2.850% due 06/01/2022	600	592
2.920% due 06/01/2022	1,700	1,695
3.000% due 12/01/2021 - 06/01/2043	18,283	17,878
3.500% due 01/01/2026 - 10/01/2040	47	49
4.000% due 07/01/2029 - 12/01/2041	3,273	3,444
4.500% due 05/01/2023 - 08/01/2041	6,378	6,803
5.000% due 02/01/2027 - 10/01/2041	6,591	7,219
5.500% due 01/01/2029 - 02/01/2041	2,112	2,333
6.000% due 06/01/2026 - 06/01/2040	2,393	2,666
Freddie Mac
4.000% due 06/15/2042	500	534
4.500% due 05/01/2041	461	493

		69,696

U.S. TREASURY OBLIGATIONS 7.8%
U.S. Treasury Bonds
3.625% due 02/15/2044	44,950	45,473
U.S. Treasury Inflation Protected Securities (b)
0.125% due 01/15/2022	97,757	95,855
0.125% due 07/15/2022	4,373	4,287
0.625% due 07/15/2021	8,924	9,197
2.375% due 01/15/2025	11,912	14,042
2.375% due 01/15/2027	2,088	2,481
2.500% due 01/15/2029	48,499	58,941
3.875% due 04/15/2029	9,390	13,267
U.S. Treasury Notes
1.250% due 11/30/2018 (j)	2,200	2,163

		245,706

Total United States (Cost $672,371)		685,071

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGIN ISLANDS (BRITISH) 0.3%

CORPORATE BONDS & NOTES 0.3%
Rosneft Finance S.A.
7.500% due 07/18/2016		$8,650	$9,407

Total Virgin Islands (British) (Cost $9,293)			9,407

SHORT-TERM INSTRUMENTS 2.6%

CERTIFICATES OF DEPOSIT 0.7%
Intesa Sanpaolo SpA
1.650% due 04/07/2015		20,800	20,807

REPURCHASE AGREEMENTS (e) 0.1%
			2,714

SLOVENIA TREASURY BILLS 0.5%
1.192% due 09/11/2014 - 11/13/2014	EUR	11,000	15,114

U.S. TREASURY BILLS 1.3%
0.071% due 04/17/2014 - 03/05/2015 (a)(h)(j)		$41,083	41,073

Total Short-Term Instruments (Cost $79,526)			79,708

Total Investments in Securities (Cost $2,994,814)			3,031,704

		SHARES
INVESTMENTS IN AFFILIATES 9.9%

SHORT-TERM INSTRUMENTS 9.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.9%
PIMCO Short-Term Floating NAV Portfolio		31,039,054	310,546

Total Short-Term Instruments (Cost $310,542)			310,546

Total Investments in Affiliates (Cost $310,542)			310,546

Total Investments 106.4% (Cost $3,305,356)			$3,342,250

Financial Derivative Instruments (g)(i) (1.0%) (Cost or Premiums, net $(13,329))			(31,960)

Other Assets and Liabilities, net (5.4%)			(169,929)

Net Assets 100.0%			$3,140,361

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.

138	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$14,900	$14,877	0.47%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$2,714	Fannie Mae 2.260% due 10/17/2022	$(2,770)	$2,714	$2,714

Total Repurchase Agreements						$(2,770)	$2,714	$2,714

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BRC	(1.250%)	03/25/2014	03/24/2016	EUR	(9,679)	$(13,334)
MEI	(0.500%)	02/25/2014	02/21/2016	$	(1,092)	(1,091)

Total Reverse Repurchase Agreements						$(14,425)

(2)

As of March 31, 2014, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2014 was $50,988 at a weighted average interest rate of (0.263%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(f)	Securities with an aggregate market value of $14,640 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BRC	$0	$(13,334)	$0	$0	$(13,334)	$13,359	$25
MEI	0	(1,091)	0	0	(1,091)	1,096	5
SSB	2,714	0	0	0	2,714	(2,770)	(56)

Total Borrowings and Other Financing Transactions	$2,714	$(14,425)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2015	305	$152	$0	$(47)
3-Month Euribor December Futures	Long	12/2016	122	177	0	(19)
3-Month Euribor June Futures	Short	06/2014	678	(211)	35	0
3-Month Euribor June Futures	Long	06/2016	149	172	0	(23)
3-Month Euribor September Futures	Long	09/2016	142	208	0	(22)
Call Options Strike @ EUR 144.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	508	(18)	119	0
Call Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	114	(13)	8	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	139

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	Long	06/2014	3,817	$3,268	$0	$(2,419)
Put Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	114	98	0	(2)
U.S. Treasury 10-Year Note June Futures	Long	06/2014	711	(100)	0	(44)

Total Futures Contracts				$3,733	$162	$(2,576)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.EM-21 5-Year Index	5.000%	06/20/2019	$7,900	$754	$129	$16	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Day EUR-EONIA Compounded-OIS	0.125%	09/18/2014	EUR	679,900	$(244)	$(156)	$0	$(37)
Pay	3-Month CAD-Bank Bill	5.800%	12/19/2023	CAD	3,900	316	316	0	(6)
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024		4,200	134	120	0	(10)
Pay	3-Month CAD-Bank Bill	6.200%	12/15/2025		2,900	219	(25)	0	(5)
Receive	3-Month USD-LIBOR	3.000%	06/18/2024	$	106,100	(639)	(1,081)	144	0
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2018	AUD	24,800	228	208	14	0
Receive	6-Month EUR-EURIBOR	0.410%	03/18/2015	EUR	434,800	(641)	225	63	0
Pay	6-Month EUR-EURIBOR	1.250%	09/17/2019		96,700	811	499	0	(247)
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024		65,200	(696)	(293)	224	0
Receive	6-Month EUR-EURIBOR	2.750%	09/17/2044		112,400	(8,418)	(3,442)	490	0
Receive	6-Month GBP-LIBOR	3.000%	09/17/2024	GBP	10,600	(55)	(153)	63	0
Receive	6-Month GBP-LIBOR	3.500%	09/17/2044		14,500	(742)	(378)	3	0
Receive	6-Month JPY-LIBOR	0.500%	09/18/2020	JPY	5,640,000	(123)	(1,345)	30	0

						$(9,850)	$(5,505)	$1,031	$(305)

Total Swap Agreements						$(9,096)	$(5,376)	$1,047	$(305)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(h)	Securities with an aggregate market value of $13,401 and cash of $18,111 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$162	$1,047	$1,209	$0	$(2,576)	$(305)	$(2,881)

140	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2014	AUD	25,953	$	23,358	$0	$(711)
	04/2014	BRL	35,827		15,394	13	(409)
	04/2014	PEN	7,853		2,796	3	0
	04/2014	SGD	1,858		1,470	0	(7)
	04/2014	$	15,201	BRL	35,827	589	0
	04/2014		23,243	HKD	180,178	0	(12)
	04/2014		22,664	MYR	73,115	0	(246)
	04/2014		2,784	PEN	7,853	10	0
	04/2014		41,546	TWD	1,222,486	0	(1,378)
	05/2014	CHF	2,384	$	2,723	26	0
	05/2014	EUR	17,021		23,611	164	0
	05/2014	JPY	849,209		8,264	34	0
	05/2014	$	10,405	BRL	24,719	397	0
	05/2014		6,022	CAD	6,615	0	(45)
	05/2014		88,834	EUR	64,000	0	(673)

BPS	04/2014	BRL	16,189	$	6,864	0	(271)
	04/2014	PEN	19,154		6,779	0	(34)
	04/2014	TWD	55,766		1,844	12	0
	04/2014	$	7,154	BRL	16,189	0	(19)
	04/2014		2,557	NZD	3,067	104	0
	04/2014		6,820	PEN	19,154	0	(7)
	04/2014		1,865	RON	6,139	28	0
	05/2014	CAD	3,862	$	3,478	0	(11)
	05/2014	CHF	1,540		1,750	7	0
	05/2014	MXN	1,255,633		94,106	0	(1,759)
	05/2014	$	21,926	EUR	15,973	88	(11)
	05/2014		28,527	MXN	382,355	665	0
	06/2014		5,127	PEN	14,574	1	0

BRC	04/2014	BRL	54,481	$	24,075	64	0
	04/2014	CNY	12,080		1,977	26	0
	04/2014	HKD	16,265		2,095	0	(2)
	04/2014	INR	194,175		3,051	0	(179)
	04/2014	KRW	3,221,812		2,971	0	(57)
	04/2014	PLN	7,270		2,293	0	(107)
	04/2014	RUB	1,136,332		31,715	0	(545)
	04/2014	THB	772,790		23,866	65	0
	04/2014	$	7,494	AUD	8,223	132	0
	04/2014		23,297	BRL	54,481	715	0
	04/2014		50,487	PLN	156,076	1,036	0
	05/2014	BRL	3,046	$	1,342	11	0
	05/2014	EUR	11,217		15,472	55	(34)
	05/2014	GBP	200,345		333,242	0	(635)
	05/2014	JPY	2,148,117		21,015	197	0
	05/2014	MXN	29,256		2,235	1	0
	05/2014	$	23,856	COP	48,903,953	889	0
	05/2014		15,000	EUR	10,898	16	(4)
	05/2014		57,880	GBP	34,735	70	(63)
	05/2014		254,687	JPY	25,978,061	0	(2,929)
	05/2014		49,629	MXN	659,653	734	0
	05/2014		5,998	NOK	36,605	103	0
	05/2014		31,499	RUB	1,136,332	486	0
	05/2014		10,387	TRY	23,502	456	0
	06/2014	BRL	69,834	$	28,328	0	(1,954)
	06/2014	$	4,730	ILS	16,530	7	0
	07/2014		23,751	THB	772,790	0	(46)

CBK	04/2014	AUD	18,311	$	16,549	0	(433)
	04/2014	BRL	11,858		5,027	0	(199)
	04/2014	KRW	44,200,349		41,082	0	(454)
	04/2014	PLN	7,981		2,540	0	(95)
	04/2014	RUB	1,125,663		31,567	0	(390)
	04/2014	TRY	4,436		1,984	0	(80)
	04/2014	$	5,240	BRL	11,858	0	(14)
	04/2014		1,535	HUF	352,239	42	0
	04/2014		5,830	RON	19,389	148	0
	04/2014	ZAR	63,798	$	5,896	0	(152)
	05/2014	EUR	1,700		2,343	1	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	141

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2014	GBP	5,048	$	8,402	$11	$(22)
	05/2014	JPY	1,657,612		16,171	107	0
	05/2014	$	22,357	EUR	16,219	13	(28)
	05/2014		133,463	GBP	80,235	312	(63)
	05/2014		5,316	IDR	62,229,499	188	0
	05/2014		31,352	RUB	1,125,663	333	0
	07/2014		860	INR	52,705	0	0
	07/2014		40,886	KRW	44,200,349	485	0
	09/2015		16,337	CNY	100,000	0	(346)

DUB	04/2014	AUD	172	$	157	0	(3)
	04/2014	BRL	39,495		16,936	0	(470)
	04/2014	CAD	3,500		3,171	5	0
	04/2014	DKK	876,989		158,634	0	(3,191)
	04/2014	EUR	14	JPY	2,012	0	0
	04/2014	HUF	1,157,292	$	5,100	0	(80)
	04/2014	PHP	674,159		14,968	0	(84)
	04/2014	$	7,495	AUD	8,223	131	0
	04/2014		16,729	BRL	39,495	682	(5)
	04/2014		4,568	CLP	2,441,870	0	(115)
	04/2014		10,479	HUF	2,391,803	227	0
	04/2014		769	KRW	821,851	3	0
	04/2014		25,210	RUB	844,490	0	(1,236)
	04/2014		32,444	ZAR	358,038	1,496	0
	05/2014	BRL	42,969	$	18,580	0	(196)
	05/2014	EUR	136,605		186,808	0	(1,369)
	05/2014	JPY	2,007,727		19,454	18	(22)
	05/2014	TRY	7,863		3,316	0	(312)
	05/2014	$	15,930	AUD	17,293	74	0
	05/2014		37,828	CHF	33,719	329	0
	05/2014		32,663	GBP	19,673	123	0
	05/2014		23,016	MXN	308,488	536	0
	05/2014		1,842	TRY	4,204	98	0
	06/2014	RUB	145,158	$	3,900	0	(162)
	07/2014	$	14,928	PHP	674,159	97	0
	09/2015		19,105	CNY	117,180	0	(366)

FBF	04/2014	BRL	104,375	$	46,122	122	0
	04/2014	CNY	7,920		1,286	7	0
	04/2014	HUF	1,292,475		5,700	0	(85)
	04/2014	INR	2,676,705		43,457	0	(1,073)
	04/2014	KRW	2,681,283		2,504	0	(16)
	04/2014	MYR	61,594		18,611	0	(274)
	04/2014	$	44,725	BRL	104,375	1,276	0
	04/2014		2,383	CLP	1,334,957	51	0
	05/2014	BRL	39,495	$	16,863	0	(395)
	05/2014	COP	4,947,085		2,405	0	(98)
	06/2014	BRL	5,356		2,173	0	(150)
	07/2014	$	39,822	INR	2,495,221	895	0
	07/2014		18,514	MYR	61,594	295	0

GLM	04/2014	CLP	9,233,210	$	16,532	0	(303)
	04/2014	HUF	1,883,436		8,300	0	(130)
	04/2014	PLN	8,844		2,919	0	0
	04/2014	$	10,121	CLP	5,456,384	0	(172)
	04/2014		147	JPY	15,034	0	(1)
	04/2014	ZAR	12,028	$	1,115	0	(25)
	05/2014	CAD	6,473		5,808	0	(41)
	05/2014	DKK	10,528		1,958	15	0
	05/2014	EUR	30,721		42,472	277	(125)
	05/2014	JPY	821,312		8,084	124	0
	05/2014	SEK	11,288		1,770	27	0
	05/2014	$	77,498	EUR	56,282	79	(48)
	05/2014		14,909	TRY	33,971	765	0
	06/2014		16,390	CLP	9,233,210	302	0
	06/2014		15,286	ILS	53,360	6	0

HUS	04/2014	AUD	11	$	10	0	0
	04/2014	CZK	35,381		1,795	19	0
	04/2014	SGD	1,784		1,400	0	(18)
	04/2014	$	8,315	HUF	1,888,919	140	0
	05/2014	TRY	70,862	$	29,842	0	(2,854)
	05/2014	$	28,195	SEK	181,995	0	(99)
	05/2014		24,019	TRY	54,848	1,287	0

142	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	04/2014	BRL	32,197	$	13,640	$ 0	$ (550)
	04/2014	CNY	12,164		1,992	28	0
	04/2014	KRW	5,554,468		5,189	0	(31)
	04/2014	MYR	11,522		3,493	0	(40)
	04/2014	RUB	2,551,571		71,892	0	(545)
	04/2014	THB	43,294		1,306	0	(27)
	04/2014	TWD	180,160		6,005	85	0
	04/2014	$	25,829	AUD	28,002	140	0
	04/2014		14,228	BRL	32,197	0	(38)
	04/2014		4,519	CNY	27,860	0	(20)
	04/2014		18,208	CZK	365,652	145	0
	04/2014		3,462	HUF	786,255	57	0
	04/2014		6,614	IDR	78,709,193	351	0
	04/2014		2,330	PHP	106,038	38	0
	04/2014		117,347	RUB	3,969,077	278	(4,947)
	05/2014	AUD	28,002	$	25,776	0	(139)
	05/2014	JPY	389,151		3,800	29	0
	05/2014	MXN	102,688		7,705	0	(135)
	05/2014	$	54,375	RUB	1,930,908	0	(25)
	05/2014		7,558	TRY	17,230	392	0
	06/2014		3,900	RUB	145,158	162	0
	07/2014	CNY	27,860	$	4,496	7	0
	09/2015	$	4,709	CNY	28,920	0	(84)

MSC	04/2014	BRL	170,811	$	72,408	0	(2,872)
	04/2014	HKD	12,061		1,553	0	(2)
	04/2014	IDR	12,876,575		1,135	0	(5)
	04/2014	INR	88,232		1,437	0	(31)
	04/2014	PEN	11,301		4,024	4	0
	04/2014	PHP	51,553		1,151	0	0
	04/2014	THB	100,374		3,097	6	0
	04/2014	$	75,480	BRL	170,811	0	(200)
	04/2014		2,766	HUF	628,352	46	0
	04/2014		4,006	PEN	11,301	14	0
	05/2014	MXN	74,211	$	5,617	0	(49)
	06/2014	ILS	10,612		3,057	16	0

RBC	04/2014	CNY	18,149		2,948	17	0

RYL	04/2014	DKK	275,030		49,131	0	(1,618)
	04/2014	$	4,076	CNY	25,000	0	(37)
	04/2014		25,339	DKK	140,490	584	0
	05/2014	DKK	112,480	$	20,672	0	(90)
	05/2014	$	58,356	CAD	64,755	149	0
	05/2014		24,025	GBP	14,448	52	0

SCX	04/2014	SGD	21,249	$	16,687	0	(206)
	04/2014	TWD	986,560		32,325	0	(91)
	04/2014	$	33,676	KRW	35,928,505	87	0
	04/2014		2,228	PHP	99,824	1	0
	04/2014		19,559	SGD	24,891	229	0
	06/2014		5,283	IDR	62,229,500	198	0
	06/2014		16,688	SGD	21,249	205	0
	07/2014		32,428	TWD	986,560	87	0

UAG	04/2014	BRL	78,784	$	34,442	76	(356)
	04/2014	HKD	131,833		16,981	0	(17)
	04/2014	HUF	1,771,224		7,800	0	(128)
	04/2014	KRW	44,200,349		41,071	0	(465)
	04/2014	$	33,043	BRL	78,784	1,678	0
	04/2014		3,673	CNY	22,455	0	(48)
	04/2014		160,720	DKK	871,920	170	0
	04/2014		10,541	IDR	127,297,800	725	0
	04/2014		46,233	INR	2,959,111	2,996	0
	04/2014		59,273	KRW	63,107,903	105	(73)
	04/2014		11,769	PHP	519,850	0	(162)
	04/2014		28,281	THB	916,457	0	(55)
	05/2014	BRL	63,310	$	26,486	0	(1,177)
	05/2014	JPY	334,946		3,269	23	0
	05/2014	$	4,356	IDR	52,929,990	325	0
	05/2014		15,301	MXN	203,372	226	0
	07/2014	DKK	871,920	$	160,814	0	(170)
	07/2014	$	16,986	HKD	131,833	17	0
	07/2014		40,883	KRW	44,200,349	489	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	143

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
WST	04/2014		HKD	20,019	$		2,582	$1	$0
	04/2014		JPY	337,754			3,300	28	0
	04/2014	$		8,707		TRY	19,112	187	0

Total Forward Foreign Currency Contracts								$28,803	$(42,375)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.200%	02/18/2015	GBP	72,800	$340	$269
	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.200%	02/19/2015		76,400	357	282
	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	1.250%	09/30/2015	JPY	8,620,000	1,903	1,219
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	45,200	2,278	6

JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.210%	02/13/2015	GBP	167,300	728	643

								$5,606	$2,419

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BRC	Call - OTC USD versus JPY	JPY	115.000	05/21/2014	$130,770	$1,823	$4

DUB	Put - OTC USD versus BRL	BRL	2.410	02/19/2015	5,800	104	214

						$1,927	$218

Total Purchased Options						$7,533	$2,637

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014	EUR	1,000	$(7)	$0

DUB	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.940%	02/18/2015	GBP	145,600	(340)	(243)
	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.950%	02/19/2015		152,800	(360)	(265)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	04/14/2014	$	189,800	(2,278)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	2.250%	09/30/2015	JPY	8,620,000	(673)	(381)

JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.970%	02/13/2015	GBP	334,600	(728)	(628)

								$(4,386)	$(1,517)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	3,300	$(9)	$(4)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		20,600	(70)	(60)

CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		50,300	(151)	(63)

DUB	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		3,300	(11)	(4)

GST	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		26,300	(71)	(33)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.000%	06/18/2014		3,800	(10)	(6)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		7,200	(25)	(21)

JPM	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		6,600	(14)	(8)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		8,700	(32)	(26)

							$(393)	$(225)

144	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/28/2019	$5,200	$(281)	$(273)

DUB	Call - OTC USD versus BRL	BRL	2.937	02/19/2015	5,800	(150)	(88)
	Call - OTC USD versus RUB	RUB	39.100	06/10/2014	26,200	(248)	(80)

FBF	Put - OTC USD versus JPY	JPY	80.000	02/28/2019	3,400	(176)	(178)

						$(855)	$(619)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$10,300	$(91)	$(10)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	11,800	(88)	(8)

						$(179)	$(18)

Total Written Options						$(5,813)	$(2,379)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at 03/31/2013	64	$560,200	EUR	1,179,750	GBP	213,900	JPY	0	$(9,084)
Sales	142	1,810,050		715,000		720,000		8,620,000	(12,773)
Closing Buys	0	0		0		0		0	0
Expirations	(103)	(1,987,950)		(1,148,950)		(300,900)		0	13,365
Exercised	(103)	(129,800)		(614,700)		0		0	2,679

Balance at 03/31/2014	0	$252,500	EUR	131,100	GBP	633,000	JPY	8,620,000	$(5,813)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	09/20/2014	0.299%	$	800	$1	$2	$3	$0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		22,400	(1,126)	471	0	(655)
	Brazil Government International Bond	1.000%	06/20/2021	2.016%		2,600	(108)	(60)	0	(168)
	Export-Import Bank of China	1.000%	09/20/2016	0.662%		650	(18)	24	6	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%		1,100	(40)	(16)	0	(56)
	South Africa Government International Bond	1.000%	03/20/2019	1.846%		35,450	(1,622)	234	0	(1,388)

BPS	Mexico Government International Bond	1.000%	09/20/2017	0.540%		4,200	(43)	111	68	0
	South Africa Government International Bond	1.000%	03/20/2019	1.846%		7,100	(330)	52	0	(278)
	U.S. Treasury Notes	0.250%	06/20/2016	0.137%	EUR	2,400	(24)	33	9	0

BRC	Banque Centrale de Tunisie S.A.	1.000%	03/20/2016	2.909%	$	14,600	(568)	37	0	(531)
	Indonesia Government International Bond	1.000%	03/20/2024	2.480%		1,700	(235)	39	0	(196)
	Italy Government International Bond	1.000%	03/20/2019	1.283%		5,200	(95)	28	0	(67)
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		8,500	40	30	70	0
	Russia Government International Bond	1.000%	09/20/2015	1.384%		3,400	(124)	106	0	(18)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.627%		35,400	(1,447)	412	0	(1,035)
	China Government International Bond	1.000%	12/20/2016	0.431%		12,450	(369)	566	197	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.107%		1,000	(1)	19	18	0
	Indonesia Government International Bond	1.000%	03/20/2024	2.480%		2,900	(396)	62	0	(334)
	Italy Government International Bond	1.000%	03/20/2019	1.283%		13,000	(326)	157	0	(169)
	Mexico Government International Bond	1.000%	12/20/2014	0.192%		60	(2)	2	0	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%		850	(9)	21	12	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		14,000	81	34	115	0
	Mexico Government International Bond	1.000%	06/20/2021	1.173%		50	(2)	1	0	(1)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		45,900	(1,961)	(366)	0	(2,327)
	South Africa Government International Bond	1.000%	03/20/2019	1.846%		5,900	(272)	41	0	(231)
	Teck Resources Ltd.	1.000%	03/20/2016	0.451%		3,400	(10)	48	38	0

DUB	Brazil Government International Bond	1.000%	03/20/2021	1.986%		10,000	(446)	(166)	0	(612)
	Brazil Government International Bond	1.000%	09/20/2021	2.042%		1,200	(50)	(32)	0	(82)
	China Government International Bond	1.000%	12/20/2016	0.431%		800	(40)	53	13	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	145

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	China Government International Bond	1.000%	09/20/2017	0.564%	$ 3,150	$(23)	$71	$48	$0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2014	0.043%	1,200	(47)	56	9	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	10,300	(197)	64	0	(133)
	Mexico Government International Bond	1.000%	06/20/2021	1.173%	10,000	(388)	276	0	(112)
	Mexico Government International Bond	1.000%	09/20/2021	1.197%	20,000	(753)	492	0	(261)
	Republic of Korea	1.000%	09/20/2015	0.141%	300	(2)	6	4	0

FBF	Brazil Government International Bond	1.000%	03/20/2019	1.627%	1,700	(68)	19	0	(49)
	China Government International Bond	1.000%	12/20/2016	0.431%	4,800	(235)	311	76	0
	Export-Import Bank of China	1.000%	12/20/2016	0.709%	1,800	(175)	189	14	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%	12,900	6	99	105	0
	Qatar Government International Bond	1.000%	03/20/2016	0.197%	600	0	10	10	0

GST	Brazil Government International Bond	1.000%	09/20/2014	0.299%	700	1	2	3	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%	3,400	(112)	13	0	(99)
	Indonesia Government International Bond	1.000%	03/20/2024	2.480%	5,200	(711)	112	0	(599)
	Mexico Government International Bond	1.000%	03/20/2019	0.836%	2,500	18	2	20	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%	20,400	(739)	(295)	0	(1,034)

HUS	Italy Government International Bond	1.000%	03/20/2019	1.283%	34,600	(951)	503	0	(448)
	Mexico Government International Bond	1.000%	12/20/2015	0.308%	13,450	0	165	165	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%	19,300	13	145	158	0
	Qatar Government International Bond	1.000%	03/20/2016	0.197%	3,000	(3)	52	49	0
	Qatar Government International Bond	1.000%	06/20/2016	0.205%	500	(4)	13	9	0
	South Africa Government International Bond	1.000%	03/20/2019	1.846%	5,700	(263)	40	0	(223)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.627%	2,100	(89)	28	0	(61)
	China Government International Bond	1.000%	12/20/2016	0.431%	11,400	(553)	733	180	0
	China Government International Bond	1.000%	03/20/2019	0.868%	1,200	5	3	8	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.107%	500	0	9	9	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%	5,000	(53)	121	68	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%	4,600	(2)	40	38	0
	Qatar Government International Bond	1.000%	03/20/2016	0.197%	900	(1)	16	15	0
	South Africa Government International Bond	1.000%	03/20/2019	1.846%	3,400	(161)	28	0	(133)

MYC	Brazil Government International Bond	1.000%	03/20/2019	1.627%	26,900	(984)	199	0	(785)
	China Government International Bond	1.000%	12/20/2016	0.431%	13,800	(481)	699	218	0
	Emirate of Abu Dhabi Government International Bond	1.000%	12/20/2014	0.043%	2,000	(35)	49	14	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.107%	3,800	(10)	78	68	0
	Emirate of Abu Dhabi Government International Bond	1.000%	06/20/2016	0.116%	1,000	(8)	28	20	0
	Export-Import Bank of China	1.000%	09/20/2016	0.662%	650	(18)	23	5	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	4,700	(124)	63	0	(61)
	Mexico Government International Bond	1.000%	03/20/2019	0.836%	18,400	100	51	151	0
	Mexico Government International Bond	1.000%	06/20/2021	1.173%	3,750	(139)	97	0	(42)
	Qatar Government International Bond	1.000%	03/20/2016	0.197%	1,000	(2)	18	16	0
	Qatar Government International Bond	1.000%	06/20/2016	0.205%	500	(4)	13	9	0
	Texas State General Obligation Bonds, Series 2003	0.950%	03/20/2021	0.401%	7,200	0	257	257	0

RYL	China Government International Bond	1.000%	12/20/2016	0.431%	1,400	(65)	87	22	0

UAG	China Government International Bond	1.000%	12/20/2016	0.431%	800	(37)	50	13	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.107%	500	0	10	10	0

						$(16,836)	$6,988	$2,340	$(12,188)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

146	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (4)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.054% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/15/2016	EUR	405,509	$563,657	$1,014	$(5,948)	$0	$(4,934)

(4)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	8,000	$(1)	$12	$11	$0

BRC	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	40,000	90	(416)	0	(326)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	23,000	2	32	34	0

DUB	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	50,000	130	(538)	0	(408)

FBF	Pay	1-Year BRL-CDI	10.910%	01/02/2017		150,000	337	(1,560)	0	(1,223)

GLM	Pay	1-Day EUR-EONIA Compounded-OIS	0.000%	09/17/2015	EUR	275,600	160	(355)	0	(195)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	50,000	122	(530)	0	(408)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	59,000	(7)	93	86	0

MYC	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		87,500	(66)	194	128	0

SOG	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		75,000	6	103	110	(1)

							$773	$(2,965)	$369	$(2,561)

Total Swap Agreements							$(15,049)	$(1,925)	$2,709	$(19,683)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(j)	Securities with an aggregate market value of $32,987 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$1,236	$0	$20	$1,256	$(3,481)	$(273)	$(2,267)	$(6,021)	$(4,765)	$5,232	$467
BPS	905	0	77	982	(2,112)	(64)	(278)	(2,454)	(1,472)	1,308	(164)
BRC	5,063	4	104	5,171	(6,555)	0	(1,138)	(7,693)	(2,522)	1,951	(571)
CBK	1,640	0	380	2,020	(2,276)	(73)	(4,097)	(6,446)	(4,426)	5,040	614
DUB	3,819	1,990	74	5,883	(7,611)	(1,069)	(6,542)	(15,222)	(9,339)	4,646	(4,693)
FBF	2,646	0	205	2,851	(2,091)	(178)	(1,272)	(3,541)	(690)	440	(250)
GLM	1,595	0	86	1,681	(845)	0	(603)	(1,448)	233	263	496
GST	0	0	23	23	0	(60)	(1,732)	(1,792)	(1,769)	1,917	148
HUS	1,446	0	381	1,827	(2,971)	0	(671)	(3,642)	(1,815)	1,881	66
JPM	1,712	643	318	2,673	(6,581)	(662)	(194)	(7,437)	(4,764)	6,513	1,749
MSC	86	0	0	86	(3,159)	0	0	(3,159)	(3,073)	(647)	(3,720)
MYC	0	0	886	886	0	0	(888)	(888)	(2)	(1,935)	(1,937)
RBC	17	0	0	17	0	0	0	0	17	0	17
RYL	785	0	22	807	(1,745)	0	0	(1,745)	(938)	148	(790)
SCX	807	0	0	807	(297)	0	0	(297)	510	0	510
SOG	0	0	110	110	0	0	(1)	(1)	109	(100)	9
UAG	6,830	0	23	6,853	(2,651)	0	0	(2,651)	4,202	(3,710)	492
WST	216	0	0	216	0	0	0	0	216	0	216

Total Over the Counter	$28,803	$2,637	$2,709	$34,149	$(42,375)	$(2,379)	$(19,683)	$(64,437)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	147

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$162	$162
Swap Agreements	0	16	0	0	1,031	1,047

	$0	$16	$0	$0	$1,193	$1,209

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$28,803	$0	$28,803
Purchased Options	0	0	0	218	2,419	2,637
Swap Agreements	0	2,340	0	0	369	2,709

	$0	$2,340	$0	$29,021	$2,788	$34,149

	$0	$2,356	$0	$29,021	$3,981	$35,358

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,576	$2,576
Swap Agreements	0	0	0	0	305	305

	$0	$0	$0	$0	$2,881	$2,881

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$42,375	$0	$42,375
Written Options	0	225	0	619	1,535	2,379
Swap Agreements	0	12,188	0	4,934	2,561	19,683

	$0	$12,413	$0	$47,928	$4,096	$64,437

	$0	$12,413	$0	$47,928	$6,977	$67,318

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$34	$34
Futures	0	0	0	0	14,621	14,621
Swap Agreements	0	647	0	0	(10,944)	(10,297)

	$0	$647	$0	$0	$3,711	$4,358

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(80,029)	$0	$(80,029)
Purchased Options	0	0	0	(392)	0	(392)
Written Options	0	0	0	1,437	11,894	13,331
Swap Agreements	0	1,203	0	39,381	2,050	42,634

	$0	$1,203	$0	$(39,603)	$13,944	$(24,456)

	$0	$1,850	$0	$(39,603)	$17,655	$(20,098)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(10)	$(10)
Futures	0	0	0	0	(4,091)	(4,091)
Swap Agreements	0	118	0	0	(793)	(675)

	$0	$118	$0	$0	$(4,894)	$(4,776)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,796	$0	$1,796
Purchased Options	0	0	0	(1,304)	(1,801)	(3,105)
Written Options	0	168	0	241	(2,554)	(2,145)
Swap Agreements	0	2,450	0	(5,700)	(7,993)	(11,243)

	$0	$2,618	$0	$(4,967)	$(12,348)	$(14,697)

	$0	$2,736	$0	$(4,967)	$(17,242)	$(19,473)

(1)	See Note 7, Principal Risks, in the notes to Financial Statements on risks of the Fund.

148	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Australia
Sovereign Issues	$0	$57,237	$0	$57,237
Bahrain
Sovereign Issues	0	4,315	0	4,315
Belgium
Corporate Bonds & Notes	0	14,167	0	14,167
Bermuda
Corporate Bonds & Notes	0	4,645	0	4,645
Brazil
Corporate Bonds & Notes	0	5,581	0	5,581
Sovereign Issues	0	196,952	0	196,952
Canada
Bank Loan Obligations	0	1,938	0	1,938
Corporate Bonds & Notes	0	16,908	0	16,908
Sovereign Issues	0	62,118	0	62,118
Cayman Islands
Asset-Backed Securities	0	5,996	0	5,996
Corporate Bonds & Notes	0	4,942	0	4,942
Denmark
Corporate Bonds & Notes	0	407,151	0	407,151
France
Corporate Bonds & Notes	0	102,051	0	102,051
Sovereign Issues	0	28,636	0	28,636
Germany
Corporate Bonds & Notes	0	79,960	0	79,960
Sovereign Issues	0	128,272	0	128,272
India
Corporate Bonds & Notes	0	10,995	0	10,995
Indonesia
Sovereign Issues	0	12,059	0	12,059
Ireland
Asset-Backed Securities	0	11,158	0	11,158
Corporate Bonds & Notes	0	120,684	0	120,684
Mortgage-Backed Securities	0	29,601	0	29,601
Italy
Corporate Bonds & Notes	0	6,376	0	6,376
Sovereign Issues	0	42,248	0	42,248
Japan
Sovereign Issues	0	13,589	0	13,589
Jersey, Channel Islands
Corporate Bonds & Notes	0	865	0	865
Mortgage-Backed Securities	0	10,818	0	10,818
Luxembourg
Asset-Backed Securities	0	5,746	0	5,746
Corporate Bonds & Notes	0	68,021	0	68,021
Mexico
Corporate Bonds & Notes	0	195	0	195
Sovereign Issues	0	137,000	0	137,000
Netherlands
Asset-Backed Securities	0	21,321	0	21,321
Corporate Bonds & Notes	0	26,636	0	26,636
Mortgage-Backed Securities	0	3,367	0	3,367
Norway
Corporate Bonds & Notes	0	13,535	0	13,535
Poland
Sovereign Issues	0	2,187	0	2,187
Qatar
Sovereign Issues	0	22,115	0	22,115
Russia
Corporate Bonds & Notes	0	10,557	0	10,557
Slovakia
Sovereign Issues	0	1,380	0	1,380

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Slovenia
Sovereign Issues	$0	$141,931	$0	$141,931
South Korea
Corporate Bonds & Notes	0	6,862	0	6,862
Spain
Corporate Bonds & Notes	0	5,105	0	5,105
Sovereign Issues	0	90,090	0	90,090
Supranational
Corporate Bonds & Notes	0	31,860	0	31,860
Sweden
Corporate Bonds & Notes	0	18,756	0	18,756
Switzerland
Corporate Bonds & Notes	0	9,788	0	9,788
United Arab Emirates
Corporate Bonds & Notes	0	679	0	679
United Kingdom
Bank Loan Obligations	0	17,757	0	17,757
Corporate Bonds & Notes	0	65,213	0	65,213
Mortgage-Backed Securities	0	106,422	0	106,422
Sovereign Issues	0	71,733	0	71,733
United States
Asset-Backed Securities	0	92,109	0	92,109
Bank Loan Obligations	0	6,073	0	6,073
Corporate Bonds & Notes	0	129,537	16,433	145,970
Mortgage-Backed Securities	0	91,760	421	92,181
Municipal Bonds & Notes	0	33,336	0	33,336
U.S. Government Agencies	0	69,696	0	69,696
U.S. Treasury Obligations	0	245,706	0	245,706
Virgin Islands (British)
Corporate Bonds & Notes	0	9,407	0	9,407
Short-Term Instruments
Certificates of Deposit	0	20,807	0	20,807
Repurchase Agreements	0	2,714	0	2,714
Slovenia Treasury Bills	0	15,114	0	15,114
U.S. Treasury Bills	0	41,073	0	41,073
	$0	$3,014,850	$16,854	$3,031,704

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$310,546	$0	$0	$310,546

Total Investments	$310,546	$3,014,850	$16,854	$3,342,250

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	162	1,047	0	1,209
Over the counter	0	34,149	0	34,149
	$162	$35,196	$0	$35,358

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,576)	(305)	0	(2,881)
Over the counter	0	(64,419)	(18)	(64,437)
	$(2,576)	$(64,724)	$(18)	$(67,318)

Totals	$308,132	$2,985,322	$16,836	$3,310,290

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	149

Schedule of Investments PIMCO Global Bond Fund (Unhedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.5%

AUSTRALIA 3.7%

CORPORATE BONDS & NOTES 3.1%
Australia & New Zealand Banking Group Ltd.
1.000% due 10/06/2016		$12,500	$12,587
Commonwealth Bank of Australia
0.513% due 09/17/2014		4,900	4,907
Westpac Banking Corp.
1.850% due 11/26/2019		2,100	2,074
2.700% due 12/09/2014		7,700	7,826

			27,394

MORTGAGE-BACKED SECURITIES 0.3%
Puma Finance Ltd.
0.374% due 02/21/2038		555	553
3.055% due 08/22/2037	AUD	403	372
Swan Trust
3.935% due 04/25/2041		1,529	1,431
Torrens Trust
3.055% due 10/19/2038		421	388

			2,744

SOVEREIGN ISSUES 0.3%
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025		600	709
3.750% due 11/20/2020		1,900	2,256

			2,965

Total Australia (Cost $33,246)			33,103

BRAZIL 6.3%

CORPORATE BONDS & NOTES 0.7%
Petrobras Global Finance BV
3.113% due 03/17/2020		$3,400	3,405
3.250% due 03/17/2017		2,700	2,716

			6,121

SOVEREIGN ISSUES 5.6%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	4,800	1,530
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		78,300	30,636
10.000% due 01/01/2023		39,010	14,922
10.000% due 01/01/2025		4,000	1,488

			48,576

Total Brazil (Cost $51,772)			54,697

CANADA 1.5%

SOVEREIGN ISSUES 1.5%
Province of British Columbia
4.300% due 06/18/2042	CAD	700	692
Province of Ontario
2.100% due 09/08/2018		2,300	2,089
2.450% due 06/29/2022		$1,600	1,524
6.200% due 06/02/2031	CAD	300	355
Province of Quebec
2.750% due 08/25/2021		$4,400	4,328
3.000% due 09/01/2023	CAD	1,500	1,328
4.250% due 12/01/2021		2,700	2,665

Total Canada (Cost $13,789)			12,981

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%
Commercial Industrial Finance Corp.
0.496% due 03/01/2021		$1,105	$1,093
Lafayette CLO Ltd.
1.635% due 09/06/2022		66	66

Total Cayman Islands (Cost $1,121)			1,159

DENMARK 0.4%

CORPORATE BONDS & NOTES 0.4%
Nykredit Realkredit A/S
2.000% due 01/01/2015	DKK	11,000	2,056
6.000% due 10/01/2029		248	53
Realkredit Danmark A/S
1.360% due 01/01/2038		643	122
2.000% due 01/01/2015		7,300	1,365

Total Denmark (Cost $3,496)			3,596

FRANCE 9.2%

CORPORATE BONDS & NOTES 2.4%
Caisse Francaise de Financement Local
0.150% due 06/20/2014		$6,000	5,993
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		4,900	5,032
Dexia Credit Local S.A.
2.750% due 04/29/2014		10,300	10,315

			21,340

SOVEREIGN ISSUES 6.8%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		4,600	4,590
France Government Bond
1.000% due 05/25/2018	EUR	22,700	31,671
3.250% due 05/25/2045		200	284
4.000% due 10/25/2038		3,400	5,526
4.500% due 04/25/2041		10,000	17,571

			59,642

Total France (Cost $77,336)			80,982

GERMANY 4.2%

CORPORATE BONDS & NOTES 4.0%
FMS Wertmanagement AoeR
3.375% due 06/17/2021 (e)	EUR	8,100	12,723
Hypothekenbank in Essen AG
6.000% due 11/30/2016	AUD	2,200	2,107
KFW
6.250% due 05/19/2021		15,300	15,766
Landwirtschaftliche Rentenbank
5.500% due 03/09/2020		4,500	4,455

			35,051

SOVEREIGN ISSUES 0.2%
Republic of Germany
0.100% due 04/15/2023 (c)	EUR	1,229	1,704

Total Germany (Cost $37,554)			36,755

IRELAND 1.3%

ASSET-BACKED SECURITIES 0.4%
Avoca CLO PLC
0.655% due 09/15/2021	EUR	852	1,159

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Magi Funding PLC
0.591% due 04/11/2021	EUR	680	$926
Mercator CLO PLC
0.522% due 02/18/2024		1,148	1,549

			3,634

CORPORATE BONDS & NOTES 0.9%
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016		5,200	7,543

MORTGAGE-BACKED SECURITIES 0.0%
Talisman Finance Ltd.
0.482% due 04/22/2017		210	286

Total Ireland (Cost $10,597)			11,463

ITALY 4.7%

ASSET-BACKED SECURITIES 0.2%
Berica Asset-Backed Security SRL
0.613% due 12/30/2055	EUR	1,152	1,562

MORTGAGE-BACKED SECURITIES 0.5%
Berica Residential MBS SRL
0.616% due 03/31/2048		3,449	4,505

SOVEREIGN ISSUES 4.0%
Italy Buoni Poliennali Del Tesoro
4.500% due 05/01/2023		6,500	9,914
4.500% due 03/01/2024		4,800	7,297
5.500% due 09/01/2022		9,200	15,007
Italy Government International Bond
6.000% due 08/04/2028	GBP	1,500	2,740

			34,958

Total Italy (Cost $38,716)			41,025

JAPAN 5.7%

SOVEREIGN ISSUES 5.7%
Development Bank of Japan, Inc.
4.250% due 06/09/2015		$2,300	2,406
Japan Government International Bond
1.600% due 03/20/2033	JPY	1,270,000	12,690
1.700% due 09/20/2032		3,430,000	34,954

Total Japan (Cost $50,703)			50,050

JERSEY, CHANNEL ISLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%
WPP PLC
6.000% due 04/04/2017	GBP	2,500	4,631

Total Jersey, Channel Islands (Cost $3,284)			4,631

LUXEMBOURG 1.0%

ASSET-BACKED SECURITIES 0.1%
Penta CLO S.A.
0.551% due 06/04/2024	EUR	871	1,179

CORPORATE BONDS & NOTES 0.9%
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		$2,100	2,489
Hypothekenbank Frankfurt International S.A.
4.005% due 06/13/2014		2,900	2,922

150	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$2,100	$2,168

			7,579

Total Luxembourg (Cost $8,651)			8,758

MEXICO 4.1%

SOVEREIGN ISSUES 4.1%
Mexico Government International Bond
1.290% due 06/08/2015	JPY	1,400,000	13,655
7.000% due 06/19/2014	MXN	110,000	8,528
7.750% due 05/29/2031		49,500	4,144
8.000% due 12/07/2023		70,000	6,079
8.500% due 11/18/2038		10,000	893
10.000% due 12/05/2024		25,000	2,483

Total Mexico (Cost $39,610)			35,782

NETHERLANDS 0.2%

ASSET-BACKED SECURITIES 0.2%
Eurocredit CDO BV
0.714% due 02/22/2020	EUR	243	333
Grosvenor Place CLO BV
0.550% due 07/20/2021		198	273
0.780% due 07/20/2021	GBP	343	572
Harbourmaster CLO BV
0.622% due 10/11/2019	EUR	90	124

			1,302

MORTGAGE-BACKED SECURITIES 0.0%
Atomium Mortgage Finance BV
0.443% due 07/01/2034		18	24

Total Netherlands (Cost $1,227)			1,326

NEW ZEALAND 4.1%

SOVEREIGN ISSUES 4.1%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	20,000	17,980
5.500% due 04/15/2023		4,900	4,538
6.000% due 05/15/2021		12,600	11,984
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025		1,600	1,324

Total New Zealand (Cost $32,385)			35,826

NORWAY 0.9%

CORPORATE BONDS & NOTES 0.9%
Eksportfinans ASA
2.000% due 09/15/2015		$4,800	4,776
2.375% due 05/25/2016		3,300	3,275

Total Norway (Cost $7,612)			8,051

SLOVENIA 1.3%

SOVEREIGN ISSUES 1.3%
Slovenia Government International Bond
4.125% due 02/18/2019		$200	207
4.700% due 11/01/2016	EUR	4,900	7,342
5.250% due 02/18/2024		$3,400	3,536

Total Slovenia (Cost $10,127)			11,085

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 12.1%

CORPORATE BONDS & NOTES 1.1%
Banco Bilbao Vizcaya Argentaria S.A.
3.000% due 10/09/2014	EUR	4,200	$5,860
Banco Espanol de Credito S.A.
4.250% due 09/16/2014		2,900	4,064

			9,924

SOVEREIGN ISSUES 11.0%
Instituto de Credito Oficial
4.000% due 12/08/2014	GBP	1,600	2,710
4.530% due 03/17/2016	CAD	380	355
5.000% due 04/10/2017		$200	218
Spain Government International Bond
3.750% due 10/31/2018	EUR	23,800	35,730
4.400% due 10/31/2023		6,900	10,472
4.500% due 01/31/2018		13,000	19,918
4.850% due 10/31/2020		900	1,424
5.400% due 01/31/2023		12,600	20,501
5.850% due 01/31/2022		500	836
Xunta de Galicia
6.131% due 04/03/2018		2,300	3,674

			95,838

Total Spain (Cost $98,837)			105,762

SUPRANATIONAL 3.9%

CORPORATE BONDS & NOTES 3.9%
African Development Bank
5.250% due 03/23/2022	AUD	4,200	4,076
EUROFIMA
6.250% due 12/28/2018		4,200	4,265
European Investment Bank
6.125% due 01/23/2017		2,700	2,696
6.250% due 04/15/2015		4,300	4,127
European Union
2.750% due 06/03/2016	EUR	4,200	6,097
3.250% due 04/04/2018		4,200	6,388
3.500% due 06/04/2021		3,400	5,355
International Finance Corp.
5.000% due 08/03/2016	AUD	700	676

Total Supranational (Cost $33,858)			33,680

SWEDEN 0.6%

CORPORATE BONDS & NOTES 0.4%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	5,000	807
Stadshypotek AB
3.000% due 03/21/2018		6,000	971
Sveriges Sakerstallda Obligationer AB
4.000% due 03/21/2018		4,000	671
Swedbank Hypotek AB
3.750% due 12/20/2017		4,300	712

			3,161

SOVEREIGN ISSUES 0.2%
Sweden Government International Bond
4.250% due 03/12/2019		9,900	1,736

Total Sweden (Cost $4,751)			4,897

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 4.8%

BANK LOAN OBLIGATIONS 0.6%
Virgin Media Investment Holdings Ltd.
3.500% due 06/08/2020		$4,900	$4,894

CORPORATE BONDS & NOTES 1.2%
Abbey National Treasury Services PLC
1.819% due 04/25/2014		2,600	2,603
3.125% due 06/30/2015	EUR	2,600	3,606
LBG Capital PLC
15.000% due 12/21/2019		530	1,116
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		$1,500	2,056
Tate & Lyle International Finance PLC
5.000% due 11/15/2014		400	410
Virgin Media Secured Finance PLC
5.250% due 01/15/2021		900	936

			10,727

MORTGAGE-BACKED SECURITIES 1.5%
Darrowby PLC
2.222% due 02/20/2044	GBP	631	1,075
Fosse Master Issuer PLC
2.620% due 10/18/2054		3,800	6,455
Granite Mortgages PLC
0.843% due 03/20/2044		409	680
0.843% due 06/20/2044		2,066	3,456
Holmes Master Issuer PLC
1.632% due 10/15/2054	EUR	770	1,064

			12,730

SOVEREIGN ISSUES 1.5%
United Kingdom Gilt
3.250% due 01/22/2044 (e)	GBP	4,100	6,504
4.250% due 06/07/2032		500	941
4.250% due 09/07/2039 (e)		700	1,323
4.250% due 12/07/2040 (e)		1,000	1,892
4.500% due 09/07/2034 (e)		800	1,554
4.750% due 12/07/2038		600	1,220

			13,434

Total United Kingdom (Cost $39,201)			41,785

UNITED STATES 23.3%

ASSET-BACKED SECURITIES 1.0%
AFC Home Equity Loan Trust
0.864% due 12/22/2027		$3	3
Amortizing Residential Collateral Trust
0.854% due 10/25/2031		25	23
Amresco Residential Securities Mortgage Loan Trust
1.094% due 06/25/2029		54	46
Bear Stearns Asset-Backed Securities Trust
0.584% due 11/25/2035		2,522	2,439
0.814% due 10/25/2032		16	16
0.954% due 10/27/2032		24	23
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		52	53
6.681% due 12/01/2033		18	18
Countrywide Asset-Backed Certificates
0.494% due 12/25/2036 ^		73	42
4.693% due 10/25/2035		1,319	1,317
Credit Suisse First Boston Mortgage Securities Corp.
0.774% due 01/25/2032		20	19

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	151

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		$451	$112
Morgan Stanley ABS Capital, Inc. Trust
0.264% due 03/25/2037		2,363	1,238
Morgan Stanley Home Equity Loan Trust
0.504% due 04/25/2037		394	239
Residential Asset Mortgage Products Trust
0.714% due 06/25/2032		17	16
Residential Asset Securities Corp. Trust
0.654% due 07/25/2032 ^		51	44
0.754% due 06/25/2032 ^		27	22
Salomon Brothers Mortgage Securities, Inc.
1.538% due 01/25/2032		37	34
SLM Student Loan Trust
0.564% due 12/15/2023	EUR	2,498	3,396

			9,100

CORPORATE BONDS & NOTES 2.6%
Altria Group, Inc.
9.250% due 08/06/2019		$443	585
Boston Scientific Corp.
6.400% due 06/15/2016		1,700	1,885
Cardinal Health, Inc.
5.800% due 10/15/2016		500	558
CIT Group, Inc.
5.250% due 04/01/2014		600	600
Citigroup, Inc.
5.500% due 10/15/2014		32	33
Computer Sciences Corp.
6.500% due 03/15/2018		2,050	2,364
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020		2,000	1,973
Historic TW, Inc.
8.050% due 01/15/2016		1,500	1,672
International Lease Finance Corp.
5.650% due 06/01/2014		1,000	1,008
6.500% due 09/01/2014		2,600	2,665
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		6,100	1,502
Simon Property Group LP
6.125% due 05/30/2018		750	874
Spectra Energy Capital LLC
5.668% due 08/15/2014		3,000	3,054
Temple-Inland, Inc.
6.375% due 01/15/2016		3,500	3,783
WM Covered Bond Program
4.000% due 11/26/2016	EUR	300	447

			23,003

MORTGAGE-BACKED SECURITIES 7.7%
Adjustable Rate Mortgage Trust
2.780% due 09/25/2035		$118	106
American General Mortgage Loan Trust
5.150% due 03/25/2058		424	429
American Home Mortgage Assets Trust
0.344% due 05/25/2046		1,322	975
American Home Mortgage Investment Trust
2.173% due 10/25/2034		348	347
Banc of America Funding Corp.
2.683% due 02/20/2036		1,297	1,299
2.807% due 01/20/2047 ^		133	104
Banc of America Mortgage Trust
2.850% due 05/25/2035		1,206	1,117
Banc of America Re-REMIC Trust
5.668% due 02/17/2051		100	107

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BCAP LLC Trust
0.895% due 01/26/2047	$369	$326
2.441% due 02/26/2036	165	162
5.250% due 04/26/2037	748	715
5.250% due 08/26/2037	690	719
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035	1,398	1,424
2.456% due 08/25/2033	104	105
2.517% due 10/25/2033	79	81
2.533% due 03/25/2035	210	213
2.560% due 03/25/2035	1,345	1,367
2.579% due 08/25/2033	16	16
2.680% due 05/25/2034	76	72
2.730% due 05/25/2034	194	189
2.761% due 02/25/2034	14	14
2.976% due 05/25/2047 ^	505	425
3.087% due 11/25/2034	150	150
Bear Stearns Alt-A Trust
2.676% due 09/25/2035	954	847
4.413% due 11/25/2036 ^	333	255
Bear Stearns Structured Products, Inc.
1.885% due 01/26/2036	1,461	1,180
Chase Mortgage Finance Trust
2.681% due 02/25/2037	287	297
Citicorp Mortgage Securities, Inc.
6.000% due 04/25/2037	172	176
Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035	383	380
2.605% due 08/25/2035	216	212
2.895% due 09/25/2037 ^	1,725	1,443
Countrywide Alternative Loan Trust
0.344% due 09/25/2046 ^	1,595	1,252
0.364% due 07/25/2046	74	54
0.504% due 05/25/2037 ^	425	285
1.472% due 11/25/2035	320	249
2.012% due 11/25/2035	246	197
2.668% due 02/25/2037 ^	766	676
5.250% due 06/25/2035 ^	168	154
6.000% due 01/25/2037 ^	887	755
6.250% due 08/25/2037 ^	197	163
Countrywide Home Loan Mortgage Pass-Through Trust
0.474% due 03/25/2035	1,982	1,548
0.484% due 02/25/2035	302	285
0.914% due 09/25/2034	19	19
2.498% due 11/25/2034	188	176
2.518% due 04/20/2035	64	65
2.587% due 11/25/2035 ^	34	28
2.675% due 11/19/2033	11	10
2.854% due 08/25/2034	51	46
Credit Suisse First Boston Mortgage Securities Corp.
1.304% due 03/25/2034 ^	153	138
2.312% due 07/25/2033	36	37
2.575% due 08/25/2033	147	146
6.500% due 04/25/2033	31	32
DBUBS Mortgage Trust
0.247% due 11/10/2046 (a)	4,700	83
1.380% due 11/10/2046 (a)	11,626	387
Extended Stay America Trust
1.079% due 12/05/2031 (a)	8,000	165
First Horizon Mortgage Pass-Through Trust
2.613% due 08/25/2035	232	220
GMAC Mortgage Corp. Loan Trust
2.966% due 06/25/2034	25	24
GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021	7	6
Greenpoint Mortgage Funding Trust
0.334% due 01/25/2037	349	255

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.354% due 10/25/2046	$1,329	$846
0.364% due 04/25/2036	378	291
Greenpoint Mortgage Pass-Through Certificates
2.795% due 10/25/2033	21	21
GS Mortgage Securities Trust
2.383% due 11/10/2045 (a)	5,701	737
GSR Mortgage Loan Trust
1.860% due 03/25/2033	72	72
2.651% due 09/25/2035	147	149
HarborView Mortgage Loan Trust
0.336% due 07/19/2046	1,592	1,128
0.346% due 09/19/2037	624	503
0.981% due 12/19/2036 ^	605	483
2.492% due 05/19/2033	169	170
2.733% due 07/19/2035	58	51
IndyMac Mortgage Loan Trust
0.344% due 09/25/2046	1,318	1,133
0.354% due 11/25/2046	1,460	868
2.518% due 12/25/2034	73	69
JPMorgan Alternative Loan Trust
5.500% due 11/25/2036 ^	5	5
JPMorgan Chase Commercial Mortgage Securities Trust
1.332% due 12/15/2047 (a)	19,689	1,491
JPMorgan Mortgage Trust
1.990% due 11/25/2033	98	98
5.081% due 11/25/2035	99	96
Luminent Mortgage Trust
0.324% due 12/25/2036	2,331	1,814
MASTR Alternative Loan Trust
0.554% due 03/25/2036	206	59
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.595% due 12/15/2030	263	250
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036	83	76
0.404% due 08/25/2036	108	103
1.596% due 10/25/2035	627	616
2.219% due 02/25/2033	95	91
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.894% due 08/12/2049	2,700	3,021
Morgan Stanley Bank of America Merrill Lynch Trust
1.464% due 05/15/2046 (a)	14,863	1,155
Residential Accredit Loans, Inc. Trust
0.304% due 02/25/2047	649	376
0.384% due 05/25/2037 ^	284	74
0.459% due 09/25/2046	573	161
Residential Asset Securitization Trust
0.604% due 12/25/2036 ^	251	96
6.250% due 10/25/2036 ^	956	863
6.500% due 08/25/2036 ^	641	442
Residential Funding Mortgage Securities, Inc. Trust
3.068% due 09/25/2035 ^	130	108
6.500% due 03/25/2032	14	15
Salomon Brothers Mortgage Securities, Inc.
0.654% due 05/25/2032	12	11
Sequoia Mortgage Trust
0.507% due 07/20/2033	394	395
0.856% due 10/19/2026	149	147
2.635% due 04/20/2035	1,679	1,666
Structured Adjustable Rate Mortgage Loan Trust
2.376% due 12/25/2035	1,833	1,368
2.445% due 02/25/2034	119	121
2.477% due 04/25/2034	286	288
2.553% due 09/25/2034	289	290
Structured Asset Mortgage Investments Trust
0.344% due 07/25/2046	351	284
0.364% due 05/25/2046	571	418

152	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.406% due 07/19/2035	$1,279	$1,178
0.736% due 07/19/2034	131	130
Thornburg Mortgage Securities Trust
1.404% due 06/25/2047	312	278
5.750% due 06/25/2037	4,148	4,129
5.750% due 06/25/2047	744	699
UBS-Barclays Commercial Mortgage Trust
1.874% due 12/10/2045 (a)	13,992	1,545
UBS-Citigroup Commercial Mortgage Trust
2.484% due 01/10/2045 (a)	5,839	659
WaMu Mortgage Pass-Through Certificates
0.444% due 07/25/2045	592	554
0.464% due 01/25/2045	344	334
2.117% due 03/25/2033	380	382
2.284% due 09/25/2046	2,293	2,184
2.284% due 10/25/2046	79	72
2.284% due 11/25/2046	600	574
2.403% due 04/25/2035	1,800	1,759
2.408% due 03/25/2034	292	294
2.411% due 03/25/2035	381	383
2.415% due 08/25/2034	514	516
2.449% due 06/25/2033	70	71
5.890% due 08/25/2046	1,506	1,379
Washington Mutual MSC Mortgage Pass-Through Certificates
0.604% due 04/25/2035	2,221	1,760
0.893% due 04/25/2047 ^	135	11
0.899% due 04/25/2047 ^	410	86
1.069% due 07/25/2046 ^	375	220
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 06/25/2035	547	551
2.618% due 06/25/2035	1,041	1,065
WFRBS Commercial Mortgage Trust
1.510% due 03/15/2045 (a)	15,460	1,240

		67,279

	SHARES
PREFERRED SECURITIES 0.0%
SLM Corp. CPI Linked Bond
3.552% due 01/16/2018	9,000	220

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 5.6%
Fannie Mae
0.354% due 10/27/2037	$5,700	5,686
0.584% due 11/25/2040	2,250	2,252
0.604% due 11/25/2040	2,767	2,767
0.654% due 10/25/2040 - 12/25/2040	3,381	3,393
2.011% due 12/01/2034	216	227
2.300% due 03/01/2024	14	14
2.430% due 11/01/2023	5	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.485% due 11/01/2034	$1,630	$1,740
3.000% due 05/01/2044	1,000	963
3.490% due 12/01/2020	945	995
3.730% due 01/01/2018	1,000	1,051
5.090% due 09/01/2041	485	506
5.120% due 05/01/2035	111	120
6.500% due 11/01/2036	369	400
Freddie Mac
0.755% due 12/15/2037 - 07/15/2040	1,561	1,567
0.902% due 09/25/2022 (a)	5,264	309
1.052% due 11/25/2022 (a)	6,178	436
1.303% due 08/25/2019 (a)	8,520	510
1.332% due 10/25/2044	2,076	2,095
1.379% due 11/25/2019 (a)	7,708	514
2.347% due 02/01/2029	114	122
2.362% due 05/01/2023	17	17
2.457% due 04/01/2037	52	55
6.000% due 12/15/2024	82	90
7.400% due 02/01/2021	51	51
Ginnie Mae
0.755% due 02/16/2030	101	101
1.625% due 05/20/2022 - 05/20/2030	264	276
2.000% due 04/20/2030 - 05/20/2030	31	32
6.000% due 08/20/2034	6,211	7,020
NCUA Guaranteed Notes
0.526% due 11/06/2017	10,946	10,971
Tennessee Valley Authority
5.880% due 04/01/2036	3,900	4,786

		49,071

U.S. TREASURY OBLIGATIONS 6.4%
U.S. Treasury Bonds
2.750% due 08/15/2042	400	341
2.750% due 11/15/2042	900	767
3.125% due 11/15/2041 (g)(i)	5,100	4,728
3.625% due 08/15/2043 (e)	6,400	6,479
3.750% due 08/15/2041	800	834
3.750% due 11/15/2043	2,800	2,899
5.500% due 08/15/2028 (e)(g)(i)	9,800	12,532
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022	203	200
0.125% due 01/15/2023	13,375	12,951
1.375% due 01/15/2020	757	819
2.375% due 01/15/2027	1,044	1,240
U.S. Treasury Notes
2.000% due 02/15/2022 (g)(i)	2,900	2,804
2.000% due 02/15/2023 (g)(i)	3,100	2,949
2.500% due 08/15/2023 (g)(i)	6,500	6,409

		55,952

Total United States (Cost $202,517)		204,625

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGIN ISLANDS (BRITISH) 0.3%

CORPORATE BONDS & NOTES 0.3%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		$2,900	$2,523

Total Virgin Islands (British) (Cost $2,886)			2,523

SHORT-TERM INSTRUMENTS 3.3%

COMMERCIAL PAPER 0.6%
Entergy Corp.
0.950% due 07/10/2014		$5,100	5,093

MEXICO TREASURY BILLS 2.4%
3.725% due 04/03/2014 - 06/26/2014 (b)	MXN	270,000	20,564

U.S. TREASURY BILLS 0.3%
0.082% due 04/17/2014 - 03/05/2015 (b)(i)		$2,182	2,181

Total Short-Term Instruments (Cost $27,780)			27,838

Total Investments in Securities (Cost $831,056)			852,380

		SHARES
INVESTMENTS IN AFFILIATES 6.1%

SHORT-TERM INSTRUMENTS 6.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.1%
PIMCO Short-Term Floating NAV Portfolio		4,909	49
PIMCO Short-Term Floating NAV Portfolio III		5,285,811	52,811

Total Short-Term Instruments (Cost $52,854)			52,860

Total Investments in Affiliates (Cost $52,854)			52,860

Total Investments 103.6% (Cost $883,910)			$905,240

Financial Derivative Instruments (f)(h) (1.1%) (Cost or Premiums, net $(2,318))			(9,549)

Other Assets and Liabilities, net (2.5%)			(21,782)

Net Assets 100.0%			$873,909

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	153

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Sale-Buyback Transactions (2)
BPS	0.180%	01/16/2014	04/10/2014	EUR	(9,222)	$(12,718)
	0.479%	02/20/2014	05/15/2014	GBP	(2,888)	(4,838)
	0.489%	02/20/2014	05/15/2014		(2,454)	(4,034)
GSC	0.130%	03/04/2014	04/07/2014	$	(6,878)	(6,883)
TDM	0.100%	02/27/2014	04/15/2014		(6,656)	(6,667)

Total Sale-Buyback Transactions						$(35,140)

(1)

As of March 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2014 was $41,196 at a weighted average interest rate of 0.297%.

(2)	Payable for sale-buyback transactions includes $58 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	04/01/2044	$5,000	$(5,197)	$(5,196)
Fannie Mae	4.000%	05/01/2044	32,000	(33,112)	(33,140)

Total Short Sales				$(38,309)	$(38,336)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(e)	Securities with an aggregate market value of $35,081 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Master Securities Forward Transaction Agreement
BOA	$0	$0	$0	$(5,196)	$(5,196)	$(30)	$(5,226)
BPS	0	0	(21,590)	0	(21,590)	21,099	(491)
DEU	0	0	0	(10,356)	(10,356)	0	(10,356)
FOB	0	0	0	(22,784)	(22,784)	0	(22,784)
GSC	0	0	(6,883)	0	(6,883)	6,863	(20)
TDM	0	0	(6,667)	0	(6,667)	6,650	(17)

Total Borrowings and Other Financing Transactions	$0	$0	$(35,140)	$(38,336)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$	124.000	04/25/2014	131	$(53)	$(57)
Call - CBOT U.S. Treasury 10-Year Note May Futures		124.500	04/25/2014	83	(26)	(21)

Total Written Options					$(79)	$(78)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2014	69	$9	$0	$(6)
3-Month Euribor June Futures	Long	06/2014	84	(6)	0	(4)

154	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Euribor September Futures	Long	09/2014	97	$5	$0	$(7)
90-Day Eurodollar December Futures	Long	12/2014	408	94	5	0
90-Day Eurodollar June Futures	Long	06/2014	562	87	0	0
90-Day Eurodollar September Futures	Long	09/2014	715	158	0	0
Australia Government 3-Year Bond June Futures	Short	06/2014	61	5	3	(3)
Australia Government 10-Year Bond June Futures	Short	06/2014	54	(27)	7	(7)
Call Options Strike @ EUR 142.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	65	3	0	(8)
Call Options Strike @ EUR 143.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	41	(24)	19	0
Call Options Strike @ EUR 143.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	80	(32)	31	0
Call Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	30	6	9	0
Call Options Strike @ EUR 144.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	94	15	22	0
Call Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	49	9	9	0
Call Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	111	(12)	8	0
Canada Government 10-Year Bond June Futures	Short	06/2014	248	(102)	92	0
Euro-BTP Italy Government Bond June Futures	Long	06/2014	137	408	11	(9)
Euro-Bund 10-Year Bond June Futures	Short	06/2014	57	(69)	36	0
Put Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	111	88	0	(2)
U.S. Treasury 10-Year Note June Futures	Long	06/2014	186	(217)	0	(12)
U.S. Treasury 30-Year Bond June Futures	Short	06/2014	27	(30)	9	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2014	36	13	0	(1)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2014	753	173	0	(16)
United Kingdom Long Gilt June Futures	Short	06/2014	175	(214)	174	0

Total Futures Contracts				$340	$435	$(75)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	3.000%	06/20/2023	$	37,300	$(1,459)	$626	$0	$(53)
Receive	3-Month USD-LIBOR	3.000%	06/18/2024		34,100	(205)	9	46	0
Pay	3-Month USD-LIBOR	4.500%	06/19/2024		3,800	67	87	0	(6)
Receive	6-Month AUD-BBR-BBSW	4.250%	03/15/2023	AUD	2,000	7	(12)	0	0
Receive	6-Month EUR-EURIBOR	0.400%	03/14/2015	EUR	26,000	(35)	14	4	0
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024		26,700	(285)	(99)	92	0
Receive	6-Month GBP-LIBOR	3.500%	09/17/2044	GBP	6,500	(333)	(175)	1	0
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033	JPY	4,210,000	(338)	57	0	(135)

Total Swap Agreements						$(2,581)	$507	$143	$(194)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(g)	Securities with an aggregate market value of $3,594 and cash of $2,954 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$435	$143	$578	$(78)	$(75)	$(194)	$(347)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	155

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2014	AUD	39,301	$	35,342	$0	$ (1,105)

BOA	04/2014	EUR	23,675		32,556	13	(74)
	04/2014	$	34,418	AUD	37,311	184	0
	04/2014		7,163	NZD	8,395	123	0
	05/2014	AUD	37,311	$	34,347	0	(184)
	05/2014	$	12,979	EUR	9,412	0	(14)
	05/2014		1,799	JPY	185,284	0	(4)
	05/2014		4,333	MXN	57,773	78	0
	05/2014		66	SEK	420	0	(1)
	09/2015		500	CNY	3,070	0	(9)

BPS	04/2014	BRL	1,897	$	805	0	(31)
	04/2014	$	838	BRL	1,897	0	(2)
	04/2014		1,108	EUR	804	0	0
	05/2014	MXN	76,921	$	5,791	0	(82)

BRC	04/2014	BRL	20,877		8,595	0	(606)
	04/2014	EUR	493		684	5	(1)
	04/2014	GBP	3,178		5,275	0	(23)
	04/2014	$	9,202	BRL	20,877	22	(22)
	04/2014		1,062	CNY	6,462	0	(18)
	04/2014		1,022	EUR	743	1	0
	04/2014		51,964	GBP	31,288	197	0
	05/2014	JPY	357,000	$	3,520	61	0
	05/2014	SEK	7,178		1,106	0	(2)
	09/2015	$	731	CNY	4,470	0	(17)

CBK	04/2014	BRL	13,177	$	5,457	0	(350)
	04/2014	GBP	472		788	1	0
	04/2014	$	1,908	AUD	2,114	53	0
	04/2014		5,823	BRL	13,177	0	(15)
	04/2014		2,233	CNY	13,600	0	(36)
	04/2014		14,109	EUR	10,244	3	0
	04/2014	ZAR	1,297	$	120	0	(3)
	05/2014	MXN	75,009		5,675	0	(52)
	05/2014	NOK	1,935		315	0	(8)
	05/2014	$	113,337	JPY	11,557,517	0	(1,337)
	06/2014	BRL	14,697	$	5,987	0	(386)
	06/2014	$	3,613	CAD	4,010	8	0
	09/2015		4,779	CNY	28,904	0	(157)

DUB	04/2014	CNY	75,138	$	11,681	0	(459)
	05/2014	MXN	51,650		3,909	0	(34)
	05/2014	$	976	TRY	2,227	51	0

FBF	04/2014	AUD	124	$	112	0	(3)
	04/2014	BRL	41,736		18,443	49	0
	04/2014	$	17,685	BRL	41,736	709	0
	05/2014	BRL	41,736	$	17,549	0	(687)
	05/2014	MXN	8,534		636	0	(15)
	05/2014	$	756	MXN	10,144	18	0

GLM	04/2014	BRL	1,637	$	700	0	(22)
	04/2014	$	724	BRL	1,637	0	(2)
	04/2014		10,608	GBP	6,330	0	(55)
	05/2014	EUR	304	$	417	0	(2)

GST	04/2014	$	821	CNY	5,000	0	(13)

HUS	04/2014	DKK	18,605	$	3,448	15	0
	04/2014	$	709	CNY	4,314	0	(12)
	04/2014		2,576	EUR	1,867	0	(4)
	04/2014		39,427	NZD	45,828	345	0
	05/2014	MXN	90,139	$	6,801	0	(81)
	05/2014	NZD	40,828		35,066	0	(279)
	05/2014	$	8,520	MXN	113,751	165	0

JPM	04/2014	BRL	29,318	$	12,237	0	(684)
	04/2014	GBP	17,854		29,720	26	(71)
	04/2014	MXN	78,429		5,913	0	(94)
	04/2014	$	12,424	BRL	29,318	497	0
	04/2014		12,718	CNY	78,313	0	(72)

156	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2014	$	3,551	GBP	2,136	$ 10	$ 0
	04/2014		16	RUB	522	0	(1)
	05/2014	BRL	29,244	$	12,296	0	(482)
	05/2014	GBP	414		683	0	(7)
	05/2014	MXN	73,044		5,488	0	(89)
	05/2014	TRY	2,693		1,195	0	(48)
	05/2014	$	3,016	GBP	1,816	10	0
	06/2014	BRL	7,434	$	3,012	0	(211)
	07/2014	CNY	70,139		11,319	17	0
	09/2015	$	326	CNY	1,970	0	(11)

MSC	04/2014	NZD	54,223	$	45,047	0	(2,011)
	06/2014	MXN	279,794		20,895	0	(401)
	09/2015	$	480	CNY	2,953	0	(8)

RYL	04/2014	GBP	18,250	$	30,072	0	(353)
	04/2014	$	9,898	CNY	60,782	0	(78)
	04/2014		14,480	EUR	10,510	0	(1)
	05/2014	EUR	10,510	$	14,479	1	0
	05/2014	$	4,739	DKK	25,917	45	0
	05/2014		30,066	GBP	18,250	353	0

UAG	04/2014	BRL	26,577	$	10,986	0	(727)
	04/2014	CNY	70,139		11,473	148	0
	04/2014	$	11,321	BRL	26,577	400	(7)
	04/2014		1,416	CNY	8,616	0	(24)
	04/2014		3,425	DKK	18,579	3	0
	05/2014	BRL	20,867	$	8,730	0	(388)
	05/2014	MXN	9,578		716	0	(15)
	05/2014	$	972	CAD	1,080	4	0
	05/2014		838	MXN	11,123	11	0
	06/2014	MXN	19,440	$	1,455	0	(24)
	07/2014	DKK	18,579		3,427	0	(4)

Total Forward Foreign Currency Contracts						$ 3,626	$ (12,018)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	9,000	$726	$903

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		4,500	372	451

Total Purchased Options								$1,098	$1,354

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	38,000	$(722)	$(1,079)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		18,900	(356)	(537)

								$(1,078)	$(1,616)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	100.750	05/20/2014	$	1,500	$(9)	$(7)
	Put - OTC USD versus JPY		80.000	02/18/2019		6,400	(353)	(332)
	Put - OTC USD versus JPY		80.000	02/28/2019		1,700	(92)	(89)

BRC	Put - OTC USD versus JPY		91.000	02/18/2016		3,300	(79)	(71)

CBK	Put - OTC USD versus JPY		99.700	05/20/2014		2,100	(14)	(6)
	Call - OTC USD versus RUB	RUB	37.380	04/10/2014		1,700	(12)	0

FBF	Call - OTC USD versus MXN	MXN	13.550	05/15/2014		1,800	(32)	(6)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	157

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC USD versus BRL	BRL	2.400	04/03/2014	$	2,800	$(15)	$0
	Call - OTC USD versus BRL		2.500	05/15/2014		2,100	(45)	(2)
	Put - OTC USD versus JPY	JPY	100.600	05/20/2014		2,700	(18)	(11)
	Put - OTC USD versus JPY		91.000	02/18/2016		3,900	(88)	(84)
	Call - OTC USD versus MXN	MXN	13.450	04/10/2014		2,100	(13)	(1)

HUS	Put - OTC USD versus JPY	JPY	102.000	04/07/2014		5,200	(20)	(7)

JPM	Put - OTC USD versus JPY		101.250	04/17/2014		2,000	(9)	(4)
	Put - OTC USD versus JPY		91.000	02/18/2016		8,400	(213)	(181)

UAG	Put - OTC USD versus JPY		101.000	04/23/2014		2,600	(11)	(5)

							$(1,023)	$(806)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae 3.500% due 04/01/2044	$	98.719	04/03/2014	$5,000	$(14)	$0
	Call - OTC Fannie Mae 3.500% due 04/01/2044		101.719	04/03/2014	5,000	(8)	(1)

						$(22)	$(1)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$2,000	$(26)	$(2)

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	2,200	(21)	(1)

						$(47)	$(3)

Total Written Options						$(2,170)	$(2,426)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at 03/31/2013	112	$275,465	AUD	0	EUR	132,484	GBP	0	JPY	0	$(2,679)
Sales	2,341	588,786		40,726		7,681		9,300		1,500,000	(4,915)
Closing Buys	0	(267,659)		(10,000)		0		0		0	1,675
Expirations	(1,046)	(409,681)		(30,726)		(109,006)		(9,300)		(760,000)	2,884
Exercised	(1,193)	(65,511)		0		(31,159)		0		(740,000)	786

Balance at 03/31/2014	214	$121,400	AUD	0	EUR	0	GBP	0	JPY	0	$(2,249)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Computer Sciences Corp.	(1.160%	)	03/20/2018	0.498%	$ 2,050	$0	$(54)	$0	$(54)
	Spectra Energy Capital LLC	(0.830%	)	09/20/2014	0.113%	3,000	0	(11)	0	(11)

BRC	Historic TW, Inc.	(1.050%	)	03/20/2016	0.103%	1,500	0	(29)	0	(29)

DUB	Cardinal Health, Inc.	(1.000%	)	12/20/2016	0.147%	500	(10)	(2)	0	(12)
	Cytec Industries, Inc.	(1.000%	)	09/20/2017	0.494%	200	2	(6)	0	(4)
	Marsh & McLennan Cos., Inc.	(0.590%	)	09/20/2014	0.036%	3,000	0	(9)	0	(9)

GST	Temple-Inland, Inc.	(6.680%	)	03/20/2016	0.071%	3,500	0	(467)	0	(467)

							$(8)	$(578)	$0	$(586)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$ 3,000	$(137)	$49	$0	$(88)
	Italy Government International Bond	1.000%	06/20/2019	1.316%	100	(2)	1	0	(1)
	Japan Government International Bond	1.000%	06/20/2018	0.374%	4,500	76	42	118	0

158	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
	Russia Government International Bond	1.000%	03/20/2019	2.107%	$ 2,400	$(149)	$28	$0	$(121)

BRC	China Government International Bond	1.000%	03/20/2019	0.868%	1,300	4	5	9	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	4,200	(77)	22	0	(55)
	Russia Government International Bond	1.000%	03/20/2019	2.107%	1,100	(65)	10	0	(55)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.627%	600	(25)	7	0	(18)
	Russia Government International Bond	1.000%	03/20/2019	2.107%	4,500	(308)	80	0	(228)
	Russia Government International Bond	1.000%	06/20/2019	2.147%	400	(33)	11	0	(22)

DUB	Brazil Government International Bond	1.000%	03/20/2019	1.627%	3,800	(162)	51	0	(111)
	China Government International Bond	1.000%	03/20/2019	0.868%	1,300	0	9	9	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	7,200	(149)	56	0	(93)
	Japan Government International Bond	1.000%	06/20/2018	0.374%	2,500	44	22	66	0

GST	Brazil Government International Bond	1.000%	03/20/2019	1.627%	400	(17)	6	0	(11)
	Japan Government International Bond	1.000%	06/20/2018	0.374%	10,400	200	74	274	0

HUS	Russia Government International Bond	1.000%	03/20/2019	2.107%	800	(55)	14	0	(41)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.627%	2,300	(117)	50	0	(67)

MYC	Brazil Government International Bond	1.000%	03/20/2019	1.627%	5,100	(234)	85	0	(149)
	China Government International Bond	1.000%	03/20/2019	0.868%	1,000	1	5	6	0
	Japan Government International Bond	1.000%	06/20/2018	0.374%	3,500	63	29	92	0

						$(1,142)	$656	$574	$(1,060)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.255%	01/02/2017	BRL	3,200	$0	$3	$3	$0

BPS	Pay	1-Year BRL-CDI	12.850%	01/04/2021		3,200	(5)	15	10	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	53,300	(35)	113	78	0

BRC	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		17,700	(17)	43	26	0

DUB	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	13,700	31	45	76	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	20,900	(5)	36	31	0

GLM	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	29,300	2	162	164	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	80,800	(18)	136	118	0
	Pay	28-Day MXN-TIIE	6.770%	12/27/2023		4,000	0	5	5	0

HUS	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	9,500	28	25	53	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	28,200	0	41	41	0

JPM	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		24,600	(13)	49	36	0
	Pay	28-Day MXN-TIIE	7.380%	02/09/2029		21,300	1	15	16	0

MYC	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	8,700	(5)	53	48	0

UAG	Pay	1-Year BRL-CDI	12.935%	01/02/2017		8,900	19	31	50	0
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		200	0	1	1	0

							$(17)	$773	$756	$0

Total Swap Agreements							$(1,167)	$851	$1,330	$(1,646)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	159

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $10,406 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$0	$0	$0	$0	$(1,105)	$0	$0	$(1,105)	$(1,105)	$1,039	$(66)
BOA	398	903	121	1,422	(286)	(1,507)	(275)	(2,068)	(646)	816	170
BPS	0	0	88	88	(115)	0	0	(115)	(27)	0	(27)
BRC	286	0	35	321	(689)	(71)	(139)	(899)	(578)	943	365
CBK	65	451	0	516	(2,344)	(545)	(268)	(3,157)	(2,641)	2,436	(205)
DUB	51	0	182	233	(493)	(1)	(229)	(723)	(490)	693	203
FBF	776	0	0	776	(705)	(6)	0	(711)	65	0	65
GLM	0	0	287	287	(81)	(98)	0	(179)	108	0	108
GST	0	0	274	274	(13)	0	(478)	(491)	(217)	202	(15)
HUS	525	0	94	619	(376)	(7)	(41)	(424)	195	0	195
JPM	560	0	52	612	(1,770)	(186)	(67)	(2,023)	(1,411)	1,275	(136)
MSC	0	0	0	0	(2,420)	0	0	(2,420)	(2,420)	(424)	(2,844)
MYC	0	0	146	146	0	0	(149)	(149)	(3)	(190)	(193)
RYL	399	0	0	399	(432)	0	0	(432)	(33)	(95)	(128)
UAG	566	0	51	617	(1,189)	(5)	0	(1,194)	(577)	622	45

Total Over the Counter	$3,626	$1,354	$1,330	$6,310	$(12,018)	$(2,426)	$(1,646)	$(16,090)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$435	$435
Swap Agreements	0	0	0	0	143	143

	$0	$0	$0	$0	$578	$578

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,626	$0	$3,626
Purchased Options	0	0	0	0	1,354	1,354
Swap Agreements	0	574	0	0	756	1,330

	$0	$574	$0	$3,626	$2,110	$6,310

	$0	$574	$0	$3,626	$2,688	$6,888

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$78	$78
Futures	0	0	0	0	75	75
Swap Agreements	0	0	0	0	194	194

	$0	$0	$0	$0	$347	$347

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,018	$0	$12,018
Written Options	0	0	0	806	1,620	2,426
Swap Agreements	0	1,646	0	0	0	1,646

	$0	$1,646	$0	$12,824	$1,620	$16,090

	$0	$1,646	$0	$12,824	$1,967	$16,437

160	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$340	$340
Futures	0	0	0	0	(4,304)	(4,304)
Swap Agreements	0	0	0	0	(6,349)	(6,349)

	$0	$0	$0	$0	$(10,313)	$(10,313)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(16,967)	$0	$(16,967)
Written Options	0	0	0	561	1,567	2,128
Swap Agreements	0	(257)	0	10,624	426	10,793

	$0	$(257)	$0	$(5,782)	$1,993	$(4,046)

	$0	$(257)	$0	$(5,782)	$(8,320)	$(14,359)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(16)	$(16)
Futures	0	0	0	0	(2,725)	(2,725)
Swap Agreements	0	0	0	0	2,490	2,490

	$0	$0	$0	$0	$(251)	$(251)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,653)	$0	$(5,653)
Purchased Options	0	0	0	0	164	164
Written Options	0	0	0	80	(1,070)	(990)
Swap Agreements	0	1,056	0	(8,173)	563	(6,554)

	$0	$1,056	$0	$(13,746)	$(343)	$(13,033)

	$0	$1,056	$0	$(13,746)	$(594)	$(13,284)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$27,394	$0	$27,394
Mortgage-Backed Securities	0	2,744	0	2,744
Sovereign Issues	0	2,965	0	2,965
Brazil
Corporate Bonds & Notes	0	6,121	0	6,121
Sovereign Issues	0	48,576	0	48,576
Canada
Sovereign Issues	0	12,981	0	12,981
Cayman Islands
Asset-Backed Securities	0	1,159	0	1,159
Denmark
Corporate Bonds & Notes	0	3,596	0	3,596
France
Corporate Bonds & Notes	0	21,340	0	21,340
Sovereign Issues	0	59,642	0	59,642
Germany
Corporate Bonds & Notes	0	35,051	0	35,051
Sovereign Issues	0	1,704	0	1,704
Ireland
Asset-Backed Securities	0	3,634	0	3,634
Corporate Bonds & Notes	0	7,543	0	7,543
Mortgage-Backed Securities	0	286	0	286
Italy
Asset-Backed Securities	0	1,562	0	1,562
Mortgage-Backed Securities	0	4,505	0	4,505
Sovereign Issues	0	34,958	0	34,958

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Japan
Sovereign Issues	$0	$50,050	$0	$50,050
Jersey, Channel Islands
Corporate Bonds & Notes	0	4,631	0	4,631
Luxembourg
Asset-Backed Securities	0	1,179	0	1,179
Corporate Bonds & Notes	0	7,579	0	7,579
Mexico
Sovereign Issues	0	35,782	0	35,782
Netherlands
Asset-Backed Securities	0	1,302	0	1,302
Mortgage-Backed Securities	0	24	0	24
New Zealand
Sovereign Issues	0	35,826	0	35,826
Norway
Corporate Bonds & Notes	0	8,051	0	8,051
Slovenia
Sovereign Issues	0	11,085	0	11,085
Spain
Corporate Bonds & Notes	0	9,924	0	9,924
Sovereign Issues	0	95,838	0	95,838
Supranational
Corporate Bonds & Notes	0	33,680	0	33,680
Sweden
Corporate Bonds & Notes	0	3,161	0	3,161
Sovereign Issues	0	1,736	0	1,736
United Kingdom
Bank Loan Obligations	0	4,894	0	4,894

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	161

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

March 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Corporate Bonds & Notes	$0	$10,727	$0	$10,727
Mortgage-Backed Securities	0	12,730	0	12,730
Sovereign Issues	0	13,434	0	13,434
United States
Asset-Backed Securities	0	9,100	0	9,100
Corporate Bonds & Notes	0	23,003	0	23,003
Mortgage-Backed Securities	0	67,273	6	67,279
Preferred Securities	220	0	0	220
U.S. Government Agencies	0	49,020	51	49,071
U.S. Treasury Obligations	0	55,952	0	55,952
Virgin Islands (British)
Corporate Bonds & Notes	0	2,523	0	2,523
Short-Term Instruments
Commercial Paper	0	5,093	0	5,093
Mexico Treasury Bills	0	20,564	0	20,564
U.S. Treasury Bills	0	2,181	0	2,181
	$220	$852,103	$57	$852,380

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$52,860	$0	$0	$52,860

Total Investments	$53,080	$852,103	$57	$905,240

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(38,336)	$0	$(38,336)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	435	143	0	578
Over the counter	0	6,310	0	6,310
	$435	$6,453	$0	$6,888

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(75)	(272)	0	(347)
Over the counter	0	(16,087)	(3)	(16,090)
	$(75)	$(16,359)	$(3)	$(16,437)

Totals	$53,440	$803,861	$54	$857,355

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2014. There were assets and liabilities valued at $12,185 transferred from Level 3 to Level 2 during the period ended March 31, 2014. There were no significant assets and liabilities transferred from Level 2 to Level 3 during the period ended March 31, 2014.

162	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged)

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.7%

AUSTRALIA 1.4%

CORPORATE BONDS & NOTES 1.1%
Commonwealth Bank of Australia
0.513% due 09/17/2014		$1,100	$1,102
2.250% due 03/16/2017		2,300	2,365
Westpac Banking Corp.
2.700% due 12/09/2014		1,800	1,829

			5,296

MORTGAGE-BACKED SECURITIES 0.2%
Puma Finance Ltd.
0.374% due 02/21/2038		116	116
3.055% due 08/22/2037	AUD	45	41
Swan Trust
3.935% due 04/25/2041		406	380
Torrens Trust
3.055% due 10/19/2038		163	150

			687

SOVEREIGN ISSUES 0.1%
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025		500	591

Total Australia (Cost $6,555)			6,574

BRAZIL 0.7%

CORPORATE BONDS & NOTES 0.7%
Petrobras Global Finance BV
3.113% due 03/17/2020		$2,300	2,304
3.250% due 03/17/2017		900	905

Total Brazil (Cost $3,204)			3,209

CANADA 1.7%

CORPORATE BONDS & NOTES 0.4%
Bank of Nova Scotia
1.650% due 10/29/2015		$1,500	1,528
Caisse Centrale Desjardins
2.550% due 03/24/2016		500	519

			2,047

SOVEREIGN ISSUES 1.3%
Province of British Columbia
4.300% due 06/18/2042	CAD	100	99
Province of Ontario
2.100% due 09/08/2018		700	636
2.450% due 06/29/2022		$500	476
3.150% due 06/02/2022	CAD	3,300	3,023
4.000% due 10/07/2019		$400	436
Province of Quebec
2.750% due 08/25/2021		700	688
4.250% due 12/01/2021	CAD	700	691
5.125% due 11/14/2016		$300	333

			6,382

Total Canada (Cost $8,853)			8,429

CAYMAN ISLANDS 0.4%

ASSET-BACKED SECURITIES 0.4%
Four Corners CLO Ltd.
0.505% due 01/26/2020		$894	888

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Halcyon Structured Asset Management Long/Short Ltd.
0.461% due 08/07/2021		$355	$353
Lafayette CLO Ltd.
1.635% due 09/06/2022		28	28
Madison Park Funding Ltd.
0.507% due 05/10/2019		58	58
Stanfield Bristol CLO Ltd.
0.496% due 10/15/2019		337	337

Total Cayman Islands (Cost $1,637)			1,664

DENMARK 0.4%

CORPORATE BONDS & NOTES 0.4%
Nykredit Realkredit A/S
2.000% due 01/01/2015	DKK	5,900	1,102
6.000% due 10/01/2029		66	14
Realkredit Danmark A/S
1.360% due 01/01/2038		539	103
2.000% due 01/01/2015		3,700	692

Total Denmark (Cost $1,863)			1,911

FRANCE 9.4%

CORPORATE BONDS & NOTES 1.0%
Caisse Francaise de Financement Local
0.150% due 06/20/2014		$1,000	999
Dexia Credit Local S.A.
0.716% due 04/29/2014		2,100	2,101
0.925% due 04/01/2014	GBP	300	500
2.750% due 04/29/2014		$1,100	1,101

			4,701

SOVEREIGN ISSUES 8.4%
France Government Bond
1.000% due 05/25/2018	EUR	20,200	28,183
3.250% due 05/25/2045		1,900	2,694
3.500% due 04/25/2026		800	1,236
4.000% due 10/25/2038		1,300	2,113
4.500% due 04/25/2041		2,700	4,744
4.750% due 04/25/2035		800	1,428

			40,398

Total France (Cost $42,560)			45,099

GERMANY 1.1%

CORPORATE BONDS & NOTES 0.9%
Hypothekenbank in Essen AG
6.000% due 11/30/2016	AUD	800	766
KFW
2.750% due 09/07/2015	GBP	1,400	2,401
Landwirtschaftliche Rentenbank
5.500% due 03/09/2020	AUD	1,000	990
7.000% due 05/10/2017	NZD	200	185

			4,342

SOVEREIGN ISSUES 0.2%
Republic of Germany
0.100% due 04/15/2023 (c)	EUR	615	852

Total Germany (Cost $5,145)			5,194

IRELAND 1.2%

ASSET-BACKED SECURITIES 0.2%
Mercator CLO PLC
0.522% due 02/18/2024	EUR	618	834

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.8%
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016	EUR	500	$725
4.375% due 01/18/2022		2,000	3,310

			4,035

MORTGAGE-BACKED SECURITIES 0.2%
Opera Germany PLC
0.520% due 10/20/2014		841	1,147

Total Ireland (Cost $5,495)			6,016

ITALY 4.8%

ASSET-BACKED SECURITIES 0.3%
Berica Asset-Backed Security SRL
0.613% due 12/30/2055	EUR	896	1,215

CORPORATE BONDS & NOTES 0.2%
Intesa Sanpaolo SpA
3.125% due 01/15/2016		$700	717

MORTGAGE-BACKED SECURITIES 0.5%
Berica Residential MBS SRL
0.616% due 03/31/2048	EUR	1,506	1,967
CR Firenze Mutui SRL
0.580% due 04/26/2034		361	497

			2,464

SOVEREIGN ISSUES 3.8%
Italy Buoni Poliennali Del Tesoro
4.500% due 05/01/2023		3,500	5,338
4.500% due 03/01/2024		1,900	2,888
5.500% due 09/01/2022		5,400	8,809
Italy Government International Bond
6.000% due 08/04/2028	GBP	600	1,096

			18,131

Total Italy (Cost $21,369)			22,527

JAPAN 8.9%

SOVEREIGN ISSUES 8.9%
Japan Government International Bond
1.600% due 03/20/2033	JPY	1,300,000	12,990
1.700% due 09/20/2032		2,910,000	29,655

Total Japan (Cost $43,904)			42,645

LUXEMBOURG 1.1%

CORPORATE BONDS & NOTES 1.1%
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		$2,600	3,081
Hypothekenbank Frankfurt International S.A.
4.005% due 06/13/2014		800	806
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		1,100	1,136

Total Luxembourg (Cost $5,074)			5,023

MEXICO 4.7%

SOVEREIGN ISSUES 4.7%
Mexico Government International Bond
7.000% due 06/19/2014	MXN	180,000	13,955
7.750% due 05/29/2031		31,900	2,671
8.000% due 12/07/2023		40,000	3,473

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	163

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.500% due 11/18/2038	MXN	10,000	$893
10.000% due 12/05/2024		18,100	1,798

Total Mexico (Cost $22,592)			22,790

NETHERLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%
Cadogan Square CLO BV
0.627% due 01/17/2023	EUR	353	477
Eurocredit CDO BV
0.714% due 02/22/2020		61	83

Total Netherlands (Cost $541)			560

NEW ZEALAND 3.4%

CORPORATE BONDS & NOTES 0.1%
Westpac Securities NZ Ltd.
3.450% due 07/28/2014		$400	404

SOVEREIGN ISSUES 3.3%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	4,400	3,956
5.500% due 04/15/2023		2,900	2,685
6.000% due 12/15/2017		1,300	1,203
6.000% due 05/15/2021		4,500	4,280
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025		4,550	3,765

			15,889

Total New Zealand (Cost $15,788)			16,293

NORWAY 1.1%

CORPORATE BONDS & NOTES 0.6%
Eksportfinans ASA
2.375% due 05/25/2016		$1,500	1,489
3.000% due 11/17/2014		900	905
5.500% due 05/25/2016		500	529

			2,923

SOVEREIGN ISSUES 0.5%
Kommunalbanken A/S
0.614% due 03/27/2017		2,400	2,419

Total Norway (Cost $5,175)			5,342

SLOVENIA 1.3%

SOVEREIGN ISSUES 1.3%
Slovenia Government International Bond
4.125% due 02/18/2019		$1,400	1,451
4.700% due 11/01/2016	EUR	2,600	3,896
5.250% due 02/18/2024		$900	936

Total Slovenia (Cost $5,770)			6,283

SPAIN 12.0%

CORPORATE BONDS & NOTES 0.6%
Banco Bilbao Vizcaya Argentaria S.A.
3.000% due 10/09/2014	EUR	700	977
Banco Espanol de Credito S.A.
4.250% due 09/16/2014		1,100	1,541
Banco Santander S.A.
3.125% due 09/28/2015		200	285

			2,803

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 11.4%
Autonomous Community of Madrid
4.200% due 09/24/2014	EUR	3,000	$4,206
Spain Government International Bond
3.750% due 10/31/2018		12,900	19,366
4.400% due 10/31/2023		2,600	3,946
4.500% due 01/31/2018		9,000	13,789
5.400% due 01/31/2023		5,600	9,112
5.500% due 07/30/2017		1,600	2,507
Xunta de Galicia
6.131% due 04/03/2018		1,300	2,077

			55,003

Total Spain (Cost $53,867)			57,806

SUPRANATIONAL 1.9%

CORPORATE BONDS & NOTES 1.9%
European Investment Bank
6.125% due 01/23/2017	AUD	800	799
6.250% due 04/15/2015		1,200	1,152
European Union
2.750% due 06/03/2016	EUR	1,800	2,613
3.500% due 06/04/2021		2,085	3,283
International Bank for Reconstruction & Development
4.500% due 08/16/2016	NZD	700	611
International Finance Corp.
5.000% due 08/03/2016	AUD	500	483

Total Supranational (Cost $8,578)			8,941

SWEDEN 0.6%

CORPORATE BONDS & NOTES 0.5%
Stadshypotek AB
3.000% due 03/21/2018	SEK	2,000	324
4.250% due 10/10/2017	AUD	1,700	1,586
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	3,500	579

			2,489

SOVEREIGN ISSUES 0.1%
Sweden Government International Bond
4.250% due 03/12/2019		3,700	649

Total Sweden (Cost $3,279)			3,138

UNITED KINGDOM 6.7%

BANK LOAN OBLIGATIONS 0.5%
Virgin Media Investment Holdings Ltd.
3.500% due 06/08/2020		$2,400	2,397

CORPORATE BONDS & NOTES 1.4%
Abbey National Treasury Services PLC
3.125% due 06/30/2015	EUR	1,300	1,803
Barclays Bank PLC
2.250% due 05/10/2017		$1,000	1,030
Lloyds Bank PLC
11.875% due 12/16/2021	EUR	750	1,301
Pearson Dollar Finance PLC
6.250% due 05/06/2018		$1,275	1,453
Tate & Lyle International Finance PLC
5.000% due 11/15/2014		100	102
Virgin Media Secured Finance PLC
5.250% due 01/15/2021		900	936

			6,625

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 3.1%
Eurosail PLC
0.641% due 03/13/2045	GBP	302	$502
0.681% due 06/10/2044		216	350
Fosse Master Issuer PLC
2.620% due 10/18/2054		1,100	1,869
Granite Mortgages PLC
0.843% due 06/20/2044		469	784
Hercules Eclipse PLC
0.760% due 10/25/2018		1,503	2,424
Lanark Master Issuer PLC
1.636% due 12/22/2054		$814	829
Leek Finance Ltd.
0.494% due 09/21/2038		2,666	2,762
Newgate Funding PLC
1.520% due 12/15/2050	GBP	800	1,261
1.770% due 12/15/2050		400	600
ResLoc UK PLC
0.681% due 12/15/2043		2,378	3,696

			15,077

SOVEREIGN ISSUES 1.7%
United Kingdom Gilt
3.250% due 01/22/2044 (e)		1,500	2,380
4.250% due 06/07/2032		400	753
4.250% due 03/07/2036		200	376
4.250% due 12/07/2040 (e)		900	1,703
4.500% due 09/07/2034 (e)		700	1,360
4.750% due 12/07/2038		300	610
6.000% due 12/07/2028		500	1,116

			8,298

Total United Kingdom (Cost $29,656)			32,397

UNITED STATES 20.1%

ASSET-BACKED SECURITIES 3.1%
AFC Home Equity Loan Trust
0.864% due 12/22/2027		$2	2
Amortizing Residential Collateral Trust
0.854% due 10/25/2031		8	8
Amresco Residential Securities Mortgage Loan Trust
1.094% due 06/25/2029		9	7
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.514% due 10/25/2035		2,000	1,825
Bear Stearns Asset-Backed Securities Trust
0.434% due 04/25/2036		3,500	3,251
0.814% due 10/25/2032		3	3
Countrywide Asset-Backed Certificates
0.334% due 09/25/2036		89	86
Credit Suisse First Boston Mortgage Securities Corp.
0.774% due 01/25/2032		6	6
EMC Mortgage Loan Trust
0.604% due 05/25/2043		673	628
First Alliance Mortgage Loan Trust
0.154% due 12/20/2027		22	21
GSAMP Trust
1.024% due 11/25/2034		996	924
Home Equity Asset Trust
0.339% due 07/25/2037		1,850	1,733
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		135	34
JPMorgan Mortgage Acquisition Trust
0.214% due 03/25/2047		69	66
Long Beach Mortgage Loan Trust
0.624% due 08/25/2035		139	136

164	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Specialized Loan Trust
0.524% due 01/25/2037		$1,675	$1,023
Merrill Lynch Mortgage Investors Trust
0.634% due 05/25/2036		100	88
Mid-State Trust
8.330% due 04/01/2030		118	121
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^		2,752	1,651
Renaissance Home Equity Loan Trust
0.654% due 12/25/2033		19	18
Residential Asset Mortgage Products Trust
0.714% due 06/25/2032		6	5
Residential Asset Securities Corp. Trust
0.654% due 07/25/2032 ^		14	12
0.949% due 01/25/2035		280	262
SLC Student Loan Trust
0.683% due 06/15/2017		64	64
SLM Student Loan Trust
1.739% due 04/25/2023		956	987
Specialty Underwriting & Residential Finance Trust
0.304% due 06/25/2037		734	431
0.654% due 06/25/2036		700	660
Structured Asset Investment Loan Trust
1.054% due 09/25/2034		1,100	1,052
Structured Asset Securities Corp.
0.554% due 05/25/2034		8	8

			15,112

CORPORATE BONDS & NOTES 1.8%
Ally Financial, Inc.
4.625% due 06/26/2015		1,100	1,142
Bank of America Corp.
0.587% due 08/25/2014	EUR	100	138
Boston Scientific Corp.
6.400% due 06/15/2016		$300	333
Burlington Northern Santa Fe LLC
5.750% due 03/15/2018		446	508
CIT Group, Inc.
5.250% due 04/01/2014		600	600
Citigroup, Inc.
5.500% due 10/15/2014		157	161
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		331	356
Health Care REIT, Inc.
5.875% due 05/15/2015		400	422
International Lease Finance Corp.
5.650% due 06/01/2014		1,500	1,512
6.500% due 09/01/2014		800	820
6.750% due 09/01/2016		600	670
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		700	172
Lennar Corp.
5.600% due 05/31/2015		500	524
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		56	60
Masco Corp.
5.850% due 03/15/2017		1,000	1,105
6.125% due 10/03/2016		300	331

			8,854

MORTGAGE-BACKED SECURITIES 4.5%
American General Mortgage Loan Trust
5.150% due 03/25/2058		104	105
American Home Mortgage Assets Trust
0.344% due 05/25/2046		332	244

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Home Mortgage Investment Trust
0.394% due 05/25/2047 ^	$8	$0
Banc of America Mortgage Trust
2.795% due 06/25/2035	410	392
BCAP LLC Trust
0.895% due 01/26/2047	74	65
5.250% due 08/26/2037	125	131
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035	138	140
2.517% due 10/25/2033	18	18
2.533% due 03/25/2035	18	18
2.548% due 08/25/2033	16	16
2.680% due 05/25/2034	15	14
2.730% due 05/25/2034	37	36
2.834% due 09/25/2034	198	187
2.976% due 05/25/2047 ^	421	354
3.087% due 11/25/2034	14	14
Bear Stearns Alt-A Trust
0.314% due 02/25/2034	89	85
2.535% due 11/25/2035 ^	689	542
2.674% due 05/25/2035	26	26
2.710% due 08/25/2036 ^	235	177
Bear Stearns Structured Products, Inc.
1.885% due 01/26/2036	172	139
Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035	68	67
2.895% due 09/25/2037 ^	411	343
Commercial Mortgage Trust
1.794% due 01/10/2046 (a)	4,922	462
Countrywide Alternative Loan Trust
0.337% due 02/20/2047	435	313
0.367% due 07/20/2046 ^	346	210
0.434% due 02/25/2037	495	388
0.504% due 05/25/2037 ^	250	168
1.472% due 11/25/2035	74	57
2.012% due 11/25/2035	25	20
2.668% due 02/25/2037 ^	115	101
5.250% due 06/25/2035 ^	37	34
5.345% due 11/25/2035 ^	347	284
6.250% due 08/25/2037 ^	49	41
6.500% due 06/25/2036 ^	104	83
Countrywide Home Loan Mortgage Pass-Through Trust
0.354% due 04/25/2046	539	465
0.914% due 09/25/2034	58	57
2.518% due 04/20/2035	11	11
2.672% due 08/25/2034	132	124
2.854% due 08/25/2034	14	13
Countrywide Home Loan Reperforming Trust
0.494% due 06/25/2035	243	219
Credit Suisse First Boston Mortgage Securities Corp.
2.575% due 08/25/2033	29	28
6.500% due 04/25/2033	6	6
CSMC Mortgage-Backed Trust
5.579% due 04/25/2037 ^	235	141
DBUBS Mortgage Trust
0.247% due 11/10/2046 (a)	900	16
1.380% due 11/10/2046 (a)	2,363	79
Deutsche ALT-A Securities, Inc.
0.294% due 07/25/2047	1,203	1,029
Extended Stay America Trust
1.079% due 12/05/2031 (a)	4,000	82
Greenpoint Mortgage Funding Trust
0.424% due 11/25/2045	13	10
GS Mortgage Securities Trust
1.758% due 02/10/2046 (a)	2,950	307
2.383% due 11/10/2045 (a)	2,457	318

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
1.860% due 03/25/2033	$14	$14
2.451% due 06/25/2034	37	37
2.800% due 01/25/2035	98	99
6.000% due 03/25/2032	1	1
HarborView Mortgage Loan Trust
0.497% due 06/20/2035	41	39
0.981% due 12/19/2036 ^	161	129
2.492% due 05/19/2033	57	58
Impac CMB Trust
0.874% due 10/25/2034	1,166	1,015
1.154% due 07/25/2033	11	11
IndyMac Mortgage Loan Trust
4.608% due 09/25/2035	162	145
JPMorgan Mortgage Trust
1.990% due 11/25/2033	16	16
5.065% due 10/25/2035	71	71
MASTR Alternative Loan Trust
0.554% due 03/25/2036	59	17
Merrill Lynch Mortgage Investors Trust
0.404% due 08/25/2036	54	51
2.138% due 02/25/2036	291	283
2.219% due 02/25/2033	19	19
2.457% due 02/25/2036	108	102
2.960% due 05/25/2033	34	35
Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047	374	294
Residential Accredit Loans, Inc. Trust
0.304% due 02/25/2047	500	289
0.334% due 06/25/2046	480	216
1.631% due 08/25/2035	537	476
Residential Asset Securitization Trust
0.554% due 01/25/2046 ^	98	54
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	3	3
Royal Bank of Scotland Capital Funding Trust
6.003% due 12/16/2049	200	217
Sequoia Mortgage Trust
0.357% due 07/20/2036	684	633
0.507% due 07/20/2033	98	99
Structured Adjustable Rate Mortgage Loan Trust
2.445% due 02/25/2034	22	22
2.477% due 04/25/2034	57	58
2.494% due 09/25/2035	674	613
Structured Asset Mortgage Investments Trust
0.364% due 05/25/2046	114	84
0.374% due 05/25/2036	283	213
0.374% due 09/25/2047	500	392
0.736% due 07/19/2034	26	26
TBW Mortgage-Backed Trust
5.630% due 01/25/2037	345	229
Thornburg Mortgage Securities Trust
1.404% due 06/25/2037	533	464
1.404% due 06/25/2047	85	76
5.750% due 06/25/2037	679	695
5.750% due 06/25/2047	200	188
6.095% due 09/25/2037	338	356
WaMu Mortgage Pass-Through Certificates
0.444% due 07/25/2045	1,405	1,313
0.464% due 01/25/2045	57	56
2.034% due 02/27/2034	43	42
2.051% due 12/25/2036 ^	1,238	1,075
2.359% due 12/25/2035	781	746
2.410% due 08/25/2035	144	144
2.449% due 06/25/2033	16	16
Washington Mutual Mortgage Loan Trust
1.328% due 05/25/2041	5	5

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	165

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual MSC Mortgage Pass-Through Certificates
1.069% due 07/25/2046 ^	$83	$49
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037	314	285
Wells Fargo Mortgage-Backed Securities Trust
2.618% due 06/25/2035	553	566
2.624% due 04/25/2036	285	285
6.000% due 07/25/2036 ^	339	338
WFRBS Commercial Mortgage Trust
1.510% due 03/15/2045 (a)	7,334	588

		21,526

	SHARES
PREFERRED SECURITIES 0.0%
SLM Corp. CPI Linked Bond
3.552% due 01/16/2018	1,800	44

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 3.3%
Fannie Mae
0.254% due 01/25/2021	$11	11
0.354% due 10/27/2037	1,000	998
0.654% due 12/25/2040	546	547
0.734% due 06/25/2041	1,425	1,435
0.754% due 11/25/2020	1,118	1,130
2.011% due 12/01/2034	72	76
2.485% due 11/01/2034	142	151
4.295% due 06/01/2021	3,168	3,461
6.000% due 04/25/2043 - 07/25/2044	213	238
6.500% due 11/25/2042	169	192
Freddie Mac
0.605% due 12/15/2031	1	1
0.755% due 12/15/2037	130	131
1.052% due 11/25/2022 (a)	3,388	239
1.332% due 10/25/2044	195	196
Ginnie Mae
0.755% due 02/16/2030	29	29

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.805% due 02/16/2030	$27	$27
1.625% due 11/20/2021 - 06/20/2030	72	75
2.000% due 07/20/2022 - 05/20/2030	44	46
6.000% due 08/20/2034	887	1,003
NCUA Guaranteed Notes
0.526% due 11/06/2017	3,026	3,033
0.716% due 12/08/2020	1,252	1,264
Small Business Administration
5.600% due 09/01/2028	505	565
Tennessee Valley Authority
5.880% due 04/01/2036	637	782

		15,630

U.S. TREASURY OBLIGATIONS 7.4%
U.S. Treasury Bonds
2.750% due 11/15/2042	700	597
3.125% due 11/15/2041	1,400	1,298
3.625% due 08/15/2043	2,900	2,936
3.750% due 08/15/2041	200	208
3.750% due 11/15/2043	1,800	1,864
5.250% due 02/15/2029	4,900	6,129
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022	102	100
0.125% due 01/15/2023	2,027	1,962
1.375% due 01/15/2020	216	234
1.750% due 01/15/2028	1,786	1,981
2.375% due 01/15/2027	348	414
2.500% due 01/15/2029	654	794
3.875% due 04/15/2029	996	1,407
U.S. Treasury Notes
1.500% due 08/31/2018 (g)(i)	6,000	5,990
1.625% due 08/15/2022	100	93
1.750% due 10/31/2020	800	777
2.000% due 11/30/2020	1,500	1,478
2.500% due 08/15/2023 (e)	7,600	7,493

		35,755

Total United States (Cost $94,364)		96,921

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.7%

REPURCHASE AGREEMENTS (d) 0.2%
			$1,055

MEXICO TREASURY BILLS 5.5%
3.779% due 04/03/2014 -10/16/2014 (b)	MXN	350,000	26,538

U.S. TREASURY BILLS 0.0%
0.116% due 09/25/2014 - 03/05/2015 (b)(g)		$112	112

Total Short-Term Instruments (Cost $27,850)			27,705

Total Investments in Securities (Cost $413,119)			426,467

		SHARES
INVESTMENTS IN AFFILIATES 10.9%

SHORT-TERM INSTRUMENTS 10.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.9%
PIMCO Short-Term Floating NAV Portfolio		3,980	40
PIMCO Short-Term Floating NAV Portfolio III		5,246,029	52,413

Total Short-Term Instruments (Cost $52,444)			52,453

Total Investments in Affiliates (Cost $52,444)			52,453

Total Investments 99.6% (Cost $465,563)			$478,920

Financial Derivative Instruments (f)(h) (0.2%) (Cost or Premiums, net $(1,190))			(787)

Other Assets and Liabilities, net 0.6%			2,935

Net Assets 100.0%			$481,068

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$1,055	Fannie Mae 2.260% due 10/17/2022	$(1,080)	$1,055	$1,055

Total Repurchase Agreements						$(1,080)	$1,055	$1,055

(1)	Includes accrued interest.

166	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPS	0.479%	02/20/2014	05/15/2014	GBP	(2,017)	$(3,379)
	0.489%	02/20/2014	05/15/2014		(826)	(1,357)
FOB	0.150%	03/18/2014	04/09/2014	$	(1,686)	(1,687)

Total Sale-Buyback Transactions						$(6,423)

(2)

As of March 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2014 was $12,611 at a weighted average interest rate of 0.357%.

(3)	Payable for sale-buyback transactions includes $19 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	05/01/2044	$18,000	$(18,654)	$(18,666)

Total Short Sales				$(18,654)	$(18,666)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(e)	Securities with an aggregate market value of $6,381 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$1,055	$0	$0	$0	$1,055	$(1,080)	$(25)

Master Securities Forward Transaction Agreement
BOA	0	0	0	(7,274)	(7,274)	0	(7,274)
BPS	0	0	(4,736)	0	(4,736)	4,705	(32)
FOB	0	0	(1,687)	(11,392)	(13,079)	1,676	(11,403)

Total Borrowings and Other Financing Transactions	$1,055	$0	$(6,423)	$(18,666)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$124.000	04/25/2014	72	$(29)	$(32)
Call - CBOT U.S. Treasury 10-Year Note May Futures	124.500	04/25/2014	45	(14)	(11)

Total Written Options				$(43)	$(43)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2014	39	$5	$0	$(3)
90-Day Euribor September Futures	Long	09/2014	55	3	0	(4)
90-Day Eurodollar December Futures	Long	12/2014	236	54	3	0
90-Day Eurodollar June Futures	Long	06/2014	314	48	0	0
90-Day Eurodollar September Futures	Long	09/2014	397	88	0	0
Australia Government 3-Year Bond June Futures	Long	06/2014	173	13	10	(10)
Australia Government 10-Year Bond June Futures	Short	06/2014	8	(4)	1	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	167

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 142.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	36	$2	$0	$(4)
Call Options Strike @ EUR 143.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	23	(13)	10	0
Call Options Strike @ EUR 143.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	43	(17)	16	0
Call Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	16	3	5	0
Call Options Strike @ EUR 144.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	52	8	12	0
Call Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2014	26	5	5	0
Call Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	61	(7)	4	0
Canada Government 10-Year Bond June Futures	Short	06/2014	134	(77)	50	0
Euro-Bobl June Futures	Long	06/2014	6	0	0	(2)
Euro-BTP Italy Government Bond June Futures	Long	06/2014	84	241	7	(6)
Euro-Bund 10-Year Bond June Futures	Short	06/2014	11	(2)	7	0
Put Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	61	49	0	(1)
U.S. Treasury 10-Year Note June Futures	Long	06/2014	104	(122)	0	(6)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2014	20	(1)	0	(1)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2014	90	16	1	(1)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2014	328	66	0	(7)
United Kingdom Long Gilt June Futures	Short	06/2014	99	(115)	99	0

Total Futures Contracts				$243	$230	$(46)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	3.000%	06/20/2023	$	19,900	$(779)	$334	$0	$(28)
Receive	3-Month USD-LIBOR	3.000%	06/18/2024		20,200	(122)	(45)	27	0
Pay	3-Month USD-LIBOR	4.500%	06/19/2024		3,300	58	76	0	(5)
Receive	6-Month EUR-EURIBOR	0.400%	03/14/2015	EUR	13,700	(18)	7	2	0
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024		14,000	(149)	(52)	48	0
Receive	6-Month GBP-LIBOR	3.500%	09/17/2044	GBP	3,200	(164)	(86)	1	0
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033	JPY	590,000	(47)	(18)	0	(19)

Total Swap Agreements						$(1,221)	$216	$78	$(52)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(g)	Securities with an aggregate market value of $1,534 and cash of $2,106 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$230	$78	$308	$(43)	$(46)	$(52)	$(141)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2014		AUD	9,014	$		8,113	$0	$(247)
	04/2014		EUR	84,524			116,009	0	(435)
	04/2014	$		13,807		EUR	10,012	0	(14)
	04/2014			1,253		NZD	1,469	21	0
	05/2014		EUR	10,012	$		13,806	14	0
	05/2014		MXN	23,788			1,787	0	(29)
	05/2014		NOK	1,125			186	0	(2)
	05/2014	$		812		MXN	10,829	15	0
	05/2014			24		SEK	155	0	0
	09/2015			40		CNY	246	0	(1)

168	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	04/2014		BRL	905	$		384	$0	$(15)
	04/2014	$		400		BRL	905	0	(1)
	05/2014		MXN	47,764	$		3,593	0	(54)
	05/2014	$		1,916		MXN	25,584	37	0

BRC	04/2014		BRL	2,501	$		1,105	3	0
	04/2014		EUR	18,779			25,849	0	(22)
	04/2014		GBP	7,544			12,528	0	(49)
	04/2014	$		1,044		BRL	2,501	59	0
	04/2014			200		CNY	1,217	0	(3)
	05/2014		JPY	2,621,700	$		25,877	471	0
	05/2014		SEK	10,125			1,560	0	(3)
	05/2014	$		2,777		EUR	2,016	0	0
	05/2014			602		MXN	7,994	9	0
	09/2015			371		CNY	2,246	0	(12)

CBK	04/2014		EUR	415	$		571	0	(1)
	04/2014		GBP	253			422	1	0
	04/2014		MXN	22,431			1,722	4	0
	04/2014	$		1,011		AUD	1,120	28	0
	04/2014			453		CNY	2,759	0	(7)
	05/2014		GBP	264	$		435	0	(5)
	05/2014		JPY	4,256,656			41,742	492	0
	05/2014		MXN	20,939			1,584	0	(15)
	05/2014	$		2,386		MXN	31,772	40	0
	06/2014		CAD	5,395	$		4,860	0	(11)
	09/2015	$		1,575		CNY	9,516	0	(54)

DUB	05/2014		MXN	67,327	$		5,086	0	(54)
	06/2014			187,572			14,195	0	(86)

FBF	05/2014			4,737			353	0	(9)
	05/2014	$		420		MXN	5,636	10	0

GLM	04/2014		BRL	877	$		375	0	(12)
	04/2014	$		388		BRL	877	0	(1)
	04/2014			5,438		GBP	3,245	0	(28)
	05/2014		MXN	968	$		73	0	(1)
	05/2014	$		524		TRY	1,196	28	0

GST	04/2014			174		CNY	1,060	0	(3)

HUS	04/2014		DKK	9,760	$		1,809	8	0
	04/2014		MXN	137,258			10,551	38	0
	04/2014	$		134		CNY	815	0	(2)
	04/2014			2,283		NZD	2,668	32	0
	05/2014		MXN	4,255	$		320	0	(5)
	05/2014	$		580		MXN	7,730	10	0

JPM	04/2014		GBP	9,495	$		15,808	14	(36)
	04/2014	$		7,281		AUD	7,894	39	0
	04/2014			4,343		CNY	26,753	0	(23)
	04/2014			1,914		GBP	1,151	5	0
	05/2014		AUD	7,894	$		7,267	0	(39)
	05/2014		DKK	1,160			214	0	0
	05/2014		TRY	1,459			647	0	(26)
	05/2014	$		2,369		GBP	1,426	8	0
	07/2014		CNY	25,029	$		4,039	6	0
	09/2015	$		465		CNY	2,810	0	(16)

MSC	04/2014		ZAR	1,088	$		100	0	(3)
	05/2014	$		994		MXN	13,253	18	0
	09/2015			40		CNY	246	0	(1)

RBC	04/2014			16,394		NZD	19,045	134	0
	05/2014		NZD	19,045	$		16,356	0	(131)
	10/2014		MXN	182,122			13,591	0	(150)

RYL	04/2014		NZD	23,182			19,279	0	(839)
	04/2014	$		289		CNY	1,764	0	(4)
	04/2014			129,099		EUR	93,706	0	(5)
	04/2014			21,250		GBP	12,896	250	0
	05/2014		EUR	93,706	$		129,092	7	0
	05/2014		GBP	12,896			21,245	0	(249)

SOG	05/2014		MXN	35,674			2,691	0	(33)

UAG	04/2014		BRL	2,006			850	0	(34)
	04/2014		CNY	25,029			4,094	53	0
	04/2014	$		853		BRL	2,006	32	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	169

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2014	$		267		CNY	1,625	$0	$(4)
	04/2014			1,797		DKK	9,747	2	0
	05/2014		BRL	640	$		268	0	(12)
	05/2014		MXN	30,016			2,252	0	(39)
	05/2014	$		225		CAD	250	1	0
	05/2014			450		MXN	5,973	6	0
	07/2014		DKK	9,747	$		1,798	0	(2)

Total Forward Foreign Currency Contracts								$1,895	$(2,828)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$ 3,000	$242	$301

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	2,100	174	211

Total Purchased Options							$416	$512

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$ 13,000	$(247)	$(369)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	8,800	(166)	(250)

							$(413)	$(619)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	100.750	05/20/2014	$900	$(5)	$(4)
	Put - OTC USD versus JPY		80.000	02/18/2019	3,300	(182)	(171)
	Put - OTC USD versus JPY		80.000	02/28/2019	900	(49)	(47)

BRC	Put - OTC USD versus JPY		91.000	02/18/2016	1,700	(40)	(37)

CBK	Put - OTC USD versus JPY		99.700	05/20/2014	1,100	(7)	(3)
	Call - OTC USD versus RUB	RUB	37.380	04/10/2014	900	(6)	0

FBF	Call - OTC USD versus MXN	MXN	13.550	05/15/2014	1,000	(18)	(4)

GLM	Call - OTC USD versus BRL	BRL	2.400	04/03/2014	1,500	(8)	0
	Call - OTC USD versus BRL		2.500	05/15/2014	1,100	(24)	(1)
	Put - OTC USD versus JPY	JPY	100.600	05/20/2014	1,600	(11)	(7)
	Put - OTC USD versus JPY		91.000	02/18/2016	2,100	(47)	(45)
	Call - OTC USD versus MXN	MXN	13.450	04/10/2014	900	(6)	0

HUS	Put - OTC USD versus JPY	JPY	102.000	04/07/2014	2,800	(11)	(4)

JPM	Put - OTC USD versus JPY		101.250	04/17/2014	1,000	(4)	(2)
	Put - OTC USD versus JPY		91.000	02/18/2016	4,700	(119)	(101)

UAG	Put - OTC USD versus JPY		101.000	04/23/2014	1,500	(7)	(3)

						$(544)	$(429)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae 3.500% due 04/01/2044	$98.719	04/03/2014	$	3,000	$(8)	$0
	Call - OTC Fannie Mae 3.500% due 04/01/2044	101.719	04/03/2014		3,000	(5)	0

						$(13)	$0

170	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$500	$(6)	$0

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	600	(6)	(1)

						$(12)	$(1)

Total Written Options						$(982)	$(1,049)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at 03/31/2013	54	$125,766	AUD	0	EUR	65,640	GBP	0	JPY	0	$(1,173)
Sales	1,258	312,026		22,562		5,328		5,100		810,000	(2,711)
Closing Buys	0	(106,154)		(5,500)		0		0		0	713
Expirations	(560)	(215,108)		(17,062)		(54,420)		(5,100)		(410,000)	1,619
Exercised	(635)	(60,630)		0		(16,548)		0		(400,000)	527

Balance at 03/31/2014	117	$55,900	AUD	0	EUR	0	GBP	0	JPY	0	$(1,025)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Marsh & McLennan Cos., Inc.	(0.990%	)	09/20/2015	0.075%	$ 138	$0	$(2)	$0	$(2)

BPS	Lennar Corp.	(5.000%	)	06/20/2015	0.331%	500	(16)	(14)	0	(30)

BRC	Health Care REIT, Inc.	(2.930%	)	06/20/2015	0.184%	400	0	(14)	0	(14)

RYL	Burlington Northern Santa Fe LLC	(0.510%	)	03/20/2018	0.118%	446	0	(7)	0	(7)
	Cleveland Electric Illuminating Co.	(0.940%	)	06/20/2017	1.319%	637	0	7	7	0

							$(16)	$(30)	$7	$(53)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$ 2,000	$(87)	$28	$0	$(59)
	Italy Government International Bond	1.000%	06/20/2019	1.316%	100	(2)	1	0	(1)
	Japan Government International Bond	1.000%	06/20/2018	0.374%	4,200	80	31	111	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%	1,300	(82)	16	0	(66)

BRC	China Government International Bond	1.000%	03/20/2019	0.868%	600	2	2	4	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	1,000	(18)	5	0	(13)
	Russia Government International Bond	1.000%	03/20/2019	2.107%	1,100	(78)	22	0	(56)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.627%	300	(12)	4	0	(8)
	Russia Government International Bond	1.000%	03/20/2019	2.107%	1,800	(121)	30	0	(91)
	Russia Government International Bond	1.000%	06/20/2019	2.147%	300	(25)	8	0	(17)

DUB	China Government International Bond	1.000%	03/20/2019	0.868%	1,000	1	6	7	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%	1,900	(36)	11	0	(25)

GST	Brazil Government International Bond	1.000%	03/20/2019	1.627%	1,300	(63)	25	0	(38)
	Japan Government International Bond	1.000%	06/20/2018	0.374%	4,200	77	34	111	0

HUS	Russia Government International Bond	1.000%	03/20/2019	2.107%	500	(29)	4	0	(25)

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.627%	2,500	(116)	43	0	(73)

MYC	Brazil Government International Bond	1.000%	03/20/2019	1.627%	2,100	(94)	33	0	(61)
	China Government International Bond	1.000%	03/20/2019	0.868%	300	1	1	2	0
	Japan Government International Bond	1.000%	06/20/2018	0.374%	1,900	34	16	50	0

						$(568)	$320	$285	$(533)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	171

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.255%	01/02/2017	BRL	26,800	$(3)	$29	$26	$0

BPS	Pay	1-Year BRL-CDI	12.935%	01/02/2017		16,000	35	54	89	0
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		4,400	2	12	14	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	24,200	(16)	51	35	0

BRC	Pay	28-Day MXN-TIIE	5.520%	09/11/2018		5,500	0	5	5	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		17,400	(9)	34	25	0

DUB	Pay	1-Year BRL-CDI	12.850%	01/04/2021	BRL	8,700	1	26	27	0

GLM	Pay	1-Year BRL-CDI	12.850%	01/04/2021		32,400	(52)	153	101	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	29,400	(14)	57	43	0
	Pay	28-Day MXN-TIIE	6.770%	12/27/2023		2,000	0	1	1	0

HUS	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	9,800	30	25	55	0
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MXN	7	0	0	0	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		17,600	0	26	26	0

JPM	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	18,600	8	96	104	0
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		9,300	0	29	29	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023	MXN	13,800	(8)	28	20	0
	Pay	28-Day MXN-TIIE	7.380%	02/09/2029		2,900	0	2	2	0

MYC	Pay	1-Year BRL-CDI	12.935%	01/02/2017	BRL	18,800	(11)	116	105	0

UAG	Pay	1-Year BRL-CDI	12.935%	01/02/2017		17,100	40	56	96	0
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		2,200	0	7	7	0

							$3	$807	$810	$0

Total Swap Agreements							$(581)	$1,097	$1,102	$(586)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $1,610 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$50	$301	$137	$488	$(728)	$(591)	$(128)	$(1,447)	$(959)	$890	$(69)
BPS	37	0	138	175	(70)	0	(30)	(100)	75	0	75
BRC	542	0	34	576	(89)	(37)	(83)	(209)	367	(300)	67
CBK	565	211	0	776	(93)	(253)	(116)	(462)	314	0	314
DUB	0	0	34	34	(140)	(1)	(25)	(166)	(132)	0	(132)
FBF	10	0	0	10	(9)	(4)	0	(13)	(3)	0	(3)
GLM	28	0	145	173	(42)	(53)	0	(95)	78	0	78
GST	0	0	111	111	(3)	0	(38)	(41)	70	0	70
HUS	88	0	81	169	(7)	(4)	(25)	(36)	133	(280)	(147)
JPM	72	0	155	227	(140)	(103)	(73)	(316)	(89)	0	(89)
MSC	18	0	0	18	(4)	0	0	(4)	14	(51)	(37)
MYC	0	0	157	157	0	0	(61)	(61)	96	(69)	27
RBC	134	0	0	134	(281)	0	0	(281)	(147)	0	(147)
RYL	257	0	7	264	(1,097)	0	(7)	(1,104)	(840)	316	(524)
SOG	0	0	0	0	(33)	0	0	(33)	(33)	0	(33)
UAG	94	0	103	197	(92)	(3)	0	(95)	102	0	102

Total Over the Counter	$1,895	$512	$1,102	$3,509	$(2,828)	$(1,049)	$(586)	$(4,463)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

172	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$230	$230
Swap Agreements	0	0	0	0	78	78

	$0	$0	$0	$0	$308	$308

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,895	$0	$1,895
Purchased Options	0	0	0	0	512	512
Swap Agreements	0	292	0	0	810	1,102

	$0	$292	$0	$1,895	$1,322	$3,509

	$0	$292	$0	$1,895	$1,630	$3,817

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$43	$43
Futures	0	0	0	0	46	46
Swap Agreements	0	0	0	0	52	52

	$0	$0	$0	$0	$141	$141

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,828	$0	$2,828
Written Options	0	0	0	429	620	1,049
Swap Agreements	0	586	0	0	0	586

	$0	$586	$0	$3,257	$620	$4,463

	$0	$586	$0	$3,257	$761	$4,604

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$181	$181
Futures	0	0	0	0	(3,588)	(3,588)
Swap Agreements	0	0	0	0	(931)	(931)

	$0	$0	$0	$0	$(4,338)	$(4,338)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,066)	$0	$(1,066)
Written Options	0	0	0	275	772	1,047
Swap Agreements	0	203	0	6,741	755	7,699

	$0	$203	$0	$5,950	$1,527	$7,680

	$0	$203	$0	$5,950	$(2,811)	$3,342

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(8)	$(8)
Futures	0	0	0	0	(1,825)	(1,825)
Swap Agreements	0	0	0	0	827	827

	$0	$0	$0	$0	$(1,006)	$(1,006)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(951)	$0	$(951)
Purchased Options	0	0	0	0	62	62
Written Options	0	0	0	52	(449)	(397)
Swap Agreements	0	317	0	(5,462)	584	(4,561)

	$0	$317	$0	$(6,361)	$197	$(5,847)

	$0	$317	$0	$(6,361)	$(809)	$(6,853)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	173

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

March 31, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$5,296	$0	$5,296
Mortgage-Backed Securities	0	687	0	687
Sovereign Issues	0	591	0	591
Brazil
Corporate Bonds & Notes	0	3,209	0	3,209
Canada
Corporate Bonds & Notes	0	2,047	0	2,047
Sovereign Issues	0	6,382	0	6,382
Cayman Islands
Asset-Backed Securities	0	1,664	0	1,664
Denmark
Corporate Bonds & Notes	0	1,911	0	1,911
France
Corporate Bonds & Notes	0	4,701	0	4,701
Sovereign Issues	0	40,398	0	40,398
Germany
Corporate Bonds & Notes	0	4,342	0	4,342
Sovereign Issues	0	852	0	852
Ireland
Asset-Backed Securities	0	834	0	834
Corporate Bonds & Notes	0	4,035	0	4,035
Mortgage-Backed Securities	0	1,147	0	1,147
Italy
Asset-Backed Securities	0	1,215	0	1,215
Corporate Bonds & Notes	0	717	0	717
Mortgage-Backed Securities	0	2,464	0	2,464
Sovereign Issues	0	18,131	0	18,131
Japan
Sovereign Issues	0	42,645	0	42,645
Luxembourg
Corporate Bonds & Notes	0	5,023	0	5,023
Mexico
Sovereign Issues	0	22,790	0	22,790
Netherlands
Asset-Backed Securities	0	560	0	560
New Zealand
Corporate Bonds & Notes	0	404	0	404
Sovereign Issues	0	15,889	0	15,889
Norway
Corporate Bonds & Notes	0	2,923	0	2,923
Sovereign Issues	0	2,419	0	2,419
Slovenia
Sovereign Issues	0	6,283	0	6,283
Spain
Corporate Bonds & Notes	0	2,803	0	2,803
Sovereign Issues	0	55,003	0	55,003

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Supranational
Corporate Bonds & Notes	$0	$8,941	$0	$8,941
Sweden
Corporate Bonds & Notes	0	2,489	0	2,489
Sovereign Issues	0	649	0	649
United Kingdom
Bank Loan Obligations	0	2,397	0	2,397
Corporate Bonds & Notes	0	6,625	0	6,625
Mortgage-Backed Securities	0	15,077	0	15,077
Sovereign Issues	0	8,298	0	8,298
United States
Asset-Backed Securities	0	15,112	0	15,112
Corporate Bonds & Notes	0	8,854	0	8,854
Mortgage-Backed Securities	0	21,526	0	21,526
Preferred Securities	44	0	0	44
U.S. Government Agencies	0	15,630	0	15,630
U.S. Treasury Obligations	0	35,755	0	35,755
Short-Term Instruments
Repurchase Agreements	0	1,055	0	1,055
Mexico Treasury Bills	0	26,538	0	26,538
U.S. Treasury Bills	0	112	0	112
	$44	$426,423	$0	$426,467

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$52,453	$0	$0	$52,453

Total Investments	$52,497	$426,423	$0	$478,920

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(18,666)	$0	$(18,666)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	230	78	0	308
Over the counter	0	3,509	0	3,509
	$230	$3,587	$0	$3,817

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(46)	(95)	0	(141)
Over the counter	0	(4,463)	0	(4,463)
	$(46)	$(4,558)	$0	$(4,604)

Totals	$52,681	$406,786	$0	$459,467

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

174	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2014

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of ten funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

ANNUAL REPORT	MARCH 31, 2014	175

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective for interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and Note 7, Principal Risks for additional details.

In June 2013, the FASB issued an ASU providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. At this time, management is evaluating the ASU to determine whether it will impact the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally

4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual

176	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2014

appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy
Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2014	177

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market

178	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2014

value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the investment advisor may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the investment advisor does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2014, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities,

ANNUAL REPORT	MARCH 31, 2014	179

Notes to Financial Statements (Cont.)

collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2014 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings

180	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2014

banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest assets in Institutional Class shares of the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Markets Full Spectrum Bond Fund. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2014 (amounts in thousands):

Underlying PIMCO Funds	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$3,023	$197,571	$(29,365)	$(4,783)	$(4,801)	$161,645	$5,179	$0
PIMCO Emerging Markets Bond Fund	530	107,629	(19,675)	(986)	(1,382)	86,116	2,825	1,765
PIMCO Emerging Markets Corporate Bond Fund	1,481	94,992	(9,786)	(697)	(749)	85,241	2,548	499
PIMCO Short-Term Floating NAV Portfolio	5	198,115	(192,200)	(4)	0	5,916	15	0
Totals	$5,039	$598,307	$(251,026)	$(6,470)	$(6,932)	$338,918	$10,567	$2,264

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$1,831,733	$5,373,726	$(5,898,300)	$(40)	$(94)	$1,307,025	$3,026	$0
PIMCO Emerging Markets Bond Fund	217,136	2,569,122	(2,526,200)	(26)	(10)	260,022	823	0
PIMCO Emerging Markets Corporate Bond Fund	123,062	1,222,840	(1,177,700)	(8)	(8)	168,186	340	0
PIMCO Emerging Markets Currency Fund	455,803	5,730,295	(5,316,100)	139	(45)	870,092	2,095	0
PIMCO Foreign Bond Fund (Unhedged)	780,747	3,324,932	(4,105,500)	(17)	(72)	90	431	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	871,667	4,375,012	(5,246,600)	49	(75)	53	712	0
PIMCO Global Advantage® Strategy Bond Fund	883,650	2,869,740	(3,442,700)	(215)	71	310,546	1,239	0
PIMCO Global Bond Fund (Unhedged)	122,361	823,397	(945,701)	1	(9)	49	98	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	118,457	469,076	(587,500)	17	(10)	40	76	0

ANNUAL REPORT	MARCH 31, 2014	181

Notes to Financial Statements (Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$32	$903,158	$(50,000)	$0	$(200)	$852,990	$1,458	$0
PIMCO Emerging Markets Bond Fund	22	0	0	1	0	23	0	0
PIMCO Emerging Markets Currency Fund	355,760	699,217	0	0	(161)	1,054,816	2,017	0
PIMCO Foreign Bond Fund (Unhedged)	0	152,207	(73,300)	4	7	78,918	8	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	408,430	(26,500)	0	38	381,968	30	0
PIMCO Global Bond Fund (Unhedged)	0	61,507	(8,700)	(1)	5	52,811	6	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0	70,905	(18,500)	(1)	9	52,413	4	0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest

182	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2014

payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the

ANNUAL REPORT	MARCH 31, 2014	183

Notes to Financial Statements (Cont.)

premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

184	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2014

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Asset Swap Agreements  Asset swap agreements convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues with fixed coupons. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds,

ANNUAL REPORT	MARCH 31, 2014	185

Notes to Financial Statements (Cont.)

which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  Certain Funds may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a

186	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2014

real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If a fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset

ANNUAL REPORT	MARCH 31, 2014	187

Notes to Financial Statements (Cont.)

types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared

OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

188	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2014

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO Emerging Local Bond Fund	0.45%	0.45%	0.55%	0.45%	0.65%	0.65%
PIMCO Emerging Markets Bond Fund	0.45%	0.38%	0.48%	0.38%	0.55%	0.55%
PIMCO Emerging Markets Corporate Bond Fund	0.75%	0.40%	0.50%	N/A	0.55%	0.55%
PIMCO Emerging Markets Currency Fund	0.45%	0.40%	0.50%	0.40%	0.55%	0.55%
PIMCO Emerging Markets Full Spectrum Bond Fund	0.59%	0.40%	0.50%	N/A	0.55%	0.55%
PIMCO Foreign Bond Fund (Unhedged)	0.25%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.25%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO Global Advantage® Strategy Bond Fund	0.40%	0.30%	0.40%	N/A	0.45%	0.45%
PIMCO Global Bond Fund (Unhedged)	0.25%	0.30%	0.40%	0.30%	0.45%	N/A
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.25%	0.30%	0.40%	0.30%	N/A	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2014, the Distributor received $18,851,245 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO

ANNUAL REPORT	MARCH 31, 2014	189

Notes to Financial Statements (Cont.)

or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Emerging Markets Full Spectrum Bond Fund’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2014, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Emerging Markets Full Spectrum Bond Fund	$37

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2014, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Markets Full Spectrum Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days notice prior to the end of the contract term.

The waivers are reflected on the Statements of Operations/Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2014, the Fund below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO Emerging Markets Full Spectrum Fund	$1,935

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2014, the

190	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2014

Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Emerging Local Bond Fund	$367,212	$423,225
PIMCO Emerging Markets Bond Fund	341,614	607,133
PIMCO Emerging Markets Corporate Bond Fund	851,068	463,192
PIMCO Emerging Markets Currency Fund	1,246,901	207,854
PIMCO Foreign Bond Fund (Unhedged)	126,989	457,979
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	87,278	98,823
PIMCO Global Advantage® Strategy Bond Fund	221,877	474,554
PIMCO Global Bond Fund (Unhedged)	8,306	60,920
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	8,297	29,335

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Emerging Local Bond Fund	$55,657	$52,379	$3,508,736	$6,003,901
PIMCO Emerging Markets Bond Fund	0	0	1,758,101	2,775,443
PIMCO Emerging Markets Corporate Bond Fund	0	0	1,671,140	1,476,006
PIMCO Emerging Markets Currency Fund	259,689	257,402	1,564,383	2,305,142
PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	400,192	58,826
PIMCO Foreign Bond Fund (Unhedged)	1,938,440	2,006,990	4,141,307	5,456,448
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	3,661,865	3,684,216	7,210,658	5,778,075
PIMCO Global Advantage® Strategy Bond Fund	1,518,554	2,271,604	7,006,410	7,769,986
PIMCO Global Bond Fund (Unhedged)	672,292	735,707	725,193	740,291
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	370,369	372,536	363,900	378,677

ANNUAL REPORT	MARCH 31, 2014	191

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Emerging Local Bond Fund (1)				PIMCO Emerging Markets Bond Fund (2)
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	287,905	$2,841,679	382,866	$4,091,994	120,227	$1,365,804	148,169	$1,785,505
Class P	36,728	371,959	69,897	757,563	11,712	133,578	21,162	256,600
Administrative Class	2,817	28,704	1,507	16,274	1,395	15,936	3,814	46,086
Class D	32,729	317,169	27,597	297,253	10,802	122,787	22,008	269,680
Class A	10,540	106,088	26,975	290,368	12,526	141,543	46,590	560,502
Class B	0	0	0	0	19	214	23	284
Class C	1,760	17,689	3,947	42,687	1,565	17,913	5,064	61,865
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	47,682	460,237	54,970	593,805	37,215	408,460	20,823	253,845
Class P	2,477	24,099	4,176	45,106	1,996	22,021	1,411	17,222
Administrative Class	196	1,898	197	2,125	156	1,724	128	1,567
Class D	2,927	28,285	4,018	43,368	2,572	28,335	1,774	21,642
Class A	1,425	13,887	2,081	22,466	3,457	38,124	3,001	36,709
Class B	0	0	0	0	14	159	18	216
Class C	378	3,677	618	6,678	998	10,963	605	7,386
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(452,078)	(4,354,123)	(194,713)	(2,090,246)	(170,027)	(1,889,283)	(119,061)	(1,450,831)
Class P	(104,223)	(1,014,423)	(87,138)	(932,252)	(28,836)	(322,259)	(15,163)	(185,920)
Administrative Class	(3,063)	(29,448)	(1,291)	(13,807)	(3,033)	(33,981)	(3,224)	(38,507)
Class D	(39,989)	(388,972)	(27,751)	(296,730)	(27,586)	(310,460)	(18,286)	(223,030)
Class A	(40,119)	(388,854)	(23,373)	(250,013)	(38,818)	(435,022)	(40,185)	(491,037)
Class B	0	0	0	0	(276)	(3,123)	(464)	(5,568)
Class C	(10,607)	(102,494)	(5,234)	(55,968)	(9,317)	(104,108)	(3,697)	(44,969)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(222,515)	$(2,062,943)	239,349	$2,570,671	(73,239)	$(790,675)	74,510	$879,247

192	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2014

PIMCO Emerging Markets Corporate Bond Fund (3)				PIMCO Emerging Markets Currency Fund (4)				PIMCO Emerging Markets Full Spectrum Bond Fund
Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Period From 02/25/2013 to 03/31/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

52,753	$609,041	64,861	$777,207	65,424	$670,160	125,041	$1,281,119	39,709	$364,903	393	$3,926
7,432	87,330	19,677	229,747	1,928	19,799	3,854	39,964	1,323	12,253	5	49
0	0	0	0	159	1,621	456	4,739	0	0	0	0
91	1,068	196	2,377	1,523	15,611	3,798	39,845	2,061	19,287	111	1,102
1,687	19,629	1,241	15,051	943	9,693	1,943	20,318	715	6,536	22	221
0	0	0	0	0	0	0	0	0	0	0	0
33	392	140	1,700	138	1,422	266	2,794	61	595	5	47
0	0	0	0	0	0	0	0	0	0	0	0

5,486	62,576	2,752	33,058	8,465	86,129	12,829	134,187	1,069	9,572	1	14
49	562	10	125	38	389	71	743	11	95	0	0
0	0	0	0	8	86	28	287	0	0	0	0
5	53	2	22	95	972	238	2,496	51	454	0	2
34	388	16	196	77	786	185	1,932	13	117	0	0
0	0	0	0	0	0	0	0	0	0	0	0
4	48	2	20	10	99	45	469	2	14	0	0
0	0	0	0	0	0	0	0	0	0	0	0

(18,737)	(212,498)	(18,524)	(224,215)	(125,551)	(1,270,265)	(96,841)	(1,003,677)	(6,017)	(53,751)	(1)	(10)
(25,725)	(295,422)	(2,318)	(27,620)	(6,524)	(66,354)	(4,783)	(49,634)	(237)	(2,205)	0	0
0	0	0	0	(353)	(3,621)	(3,015)	(31,082)	0	0	0	0
(128)	(1,497)	(98)	(1,200)	(8,253)	(84,050)	(7,142)	(74,285)	(1,219)	(10,797)	0	0
(2,515)	(28,602)	(135)	(1,640)	(5,430)	(55,438)	(7,263)	(75,014)	(239)	(2,173)	0	0
0	0	0	0	0	0	0	0	0	0	0	0
(102)	(1,175)	(5)	(58)	(1,881)	(19,182)	(1,756)	(18,229)	(19)	(166)	0	0
0	0	0	0	0	0	0	0	0	0	0	0
20,367	$241,893	67,817	$804,770	(69,184)	$(692,143)	27,954	$276,972	37,284	$344,734	536	$5,351

ANNUAL REPORT	MARCH 31, 2014	193

Notes to Financial Statements (Cont.)

	PIMCO Foreign Bond Fund (Unhedged)				PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	43,677	$444,036	110,086	$1,210,166	186,150	$1,982,616	145,331	$1,593,135
Class P	5,231	52,906	11,159	122,296	30,115	320,922	74,135	808,156
Administrative Class	505	5,120	623	6,939	1,221	13,004	728	7,992
Class D	11,479	116,243	35,835	385,475	26,138	278,311	15,517	170,493
Class A	4,890	49,610	9,525	105,506	13,049	138,918	16,251	178,204
Class B	0	0	0	0	14	145	1	15
Class C	303	3,068	1,372	15,204	1,337	14,268	1,165	12,777
Class R	0	0	0	0	1,223	13,016	1,229	13,464
Issued as reinvestment of distributions
Institutional Class	4,640	46,893	18,047	199,730	10,955	116,160	21,001	229,591
Class P	249	2,518	720	7,985	1,533	16,256	4,770	52,156
Administrative Class	40	404	112	1,234	56	594	129	1,414
Class D	1,288	13,046	3,534	39,119	1,310	13,885	2,718	29,698
Class A	482	4,883	1,849	20,471	1,034	10,957	2,853	31,178
Class B	0	0	0	0	0	5	3	32
Class C	71	718	358	3,963	103	1,094	295	3,226
Class R	0	0	0	0	58	617	140	1,530
Cost of shares redeemed
Institutional Class	(262,071)	(2,636,364)	(88,457)	(966,736)	(133,084)	(1,412,252)	(90,843)	(1,000,535)
Class P	(13,135)	(132,733)	(8,262)	(89,547)	(26,066)	(276,452)	(49,196)	(538,200)
Administrative Class	(902)	(9,099)	(339)	(3,729)	(1,174)	(12,458)	(1,647)	(18,424)
Class D	(31,598)	(319,648)	(22,788)	(249,144)	(18,775)	(199,540)	(8,769)	(96,014)
Class A	(17,386)	(175,449)	(17,963)	(196,332)	(15,368)	(163,231)	(20,988)	(231,183)
Class B	0	0	0	0	(37)	(389)	(66)	(725)
Class C	(3,495)	(35,290)	(2,262)	(24,692)	(1,688)	(17,936)	(869)	(9,531)
Class R	0	0	0	0	(886)	(9,414)	(712)	(7,801)
Net increase (decrease) resulting from Fund share transactions	(255,732)	$(2,569,138)	53,149	$587,908	77,218	$829,096	113,176	$1,230,648

194	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2014

PIMCO Global Advantage® Strategy Bond Fund (5)				PIMCO Global Bond Fund (Unhedged) (6)				PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

58,340	$656,445	130,682	$1,506,606	12,554	$118,609	23,627	$240,347	12,256	$126,007	33,030	$350,574
622	7,056	3,322	38,397	31	301	330	3,415	2,233	22,851	1,702	17,901
0	0	0	0	2,452	23,286	3,353	34,564	185	1,902	312	3,281
1,177	13,294	2,170	25,098	1,795	17,067	3,391	34,571	0	0	0	0
840	9,520	3,406	39,358	0	0	0	0	2,377	24,457	4,549	48,314
0	0	0	0	0	0	0	0	5	39	4	41
281	3,216	753	8,709	0	0	0	0	450	4,653	998	10,579
139	1,558	146	1,688	0	0	0	0	0	0	0	0

10,990	123,109	11,673	135,674	1,808	17,025	6,149	62,791	1,081	11,046	2,262	23,943
70	786	93	1,081	7	63	19	194	47	480	100	1,063
0	0	0	0	500	4,708	1,767	18,036	10	102	13	143
114	1,280	190	2,211	103	968	441	4,494	0	0	0	0
185	2,079	315	3,658	0	0	0	0	166	1,696	342	3,620
0	0	0	0	0	0	0	0	0	3	2	21
48	537	53	613	0	0	0	0	41	415	107	1,129
14	151	14	161	0	0	0	0	0	0	0	0

(227,102)	(2,531,274)	(66,781)	(779,878)	(25,957)	(244,138)	(37,341)	(380,964)	(20,283)	(208,507)	(15,994)	(168,709)
(4,465)	(50,094)	(2,154)	(24,842)	(308)	(2,885)	(54)	(555)	(2,335)	(23,931)	(529)	(5,592)
0	0	0	0	(8,359)	(78,615)	(4,519)	(45,619)	(352)	(3,626)	(27)	(290)
(4,199)	(47,267)	(5,178)	(59,960)	(4,428)	(41,948)	(2,928)	(29,315)	0	0	0	0
(8,191)	(91,788)	(5,874)	(68,039)	0	0	0	0	(3,927)	(40,229)	(2,243)	(23,706)
0	0	0	0	0	0	0	0	(25)	(253)	(36)	(380)
(1,495)	(16,727)	(1,009)	(11,693)	0	0	0	0	(901)	(9,221)	(552)	(5,848)
(223)	(2,499)	(144)	(1,666)	0	0	0	0	0	0	0	0
(172,855)	$(1,920,618)	71,677	$817,176	(19,802)	$(185,559)	(5,765)	$(58,041)	(8,972)	$(92,116)	24,040	$256,084

(1)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 43% of the Fund, and each of the two shareholders are related parties of the Fund.*
(2)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 48% of the Fund, and each of the two shareholders are related parties of the Fund.*
(3)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 79% of the Fund, and each of the two shareholders are related parties of the Fund.*
(4)	As of March 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 81% of the Fund, and each of the two shareholders are related parties of the Fund.*
(5)	As of March 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 10% of the Fund, and the shareholder is a related party of the Fund.*
(6)	As of March 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 16% of the Fund.
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

ANNUAL REPORT	MARCH 31, 2014	195

Notes to Financial Statements (Cont.)

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
PIMCO Emerging Local Bond Fund	$0	$0	$(995,468)	$(66,282)	$0	$(26,362)	$(392,675)
PIMCO Emerging Markets Bond Fund	0	0	(109,324)	(10,183)	0	(17,011)	0
PIMCO Emerging Markets Corporate Bond Fund	0	0	(15,042)	(2,955)	(21,384)	0	0
PIMCO Emerging Markets Currency Fund	0	0	(44,610)	(8,059)	(752,881)	0	(88,977)
PIMCO Emerging Markets Full Spectrum Bond Fund	26	1,076	(12,243)	(22)	0	0	0
PIMCO Foreign Bond Fund (Unhedged)	0	0	48,996	(73,359)	0	0	(26,892)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	12,503	0	238,961	(195,038)	(32,054)	0	0
PIMCO Global Advantage® Strategy Bond Fund	0	0	26,699	(49,471)	0	0	(11,510)
PIMCO Global Bond Fund (Unhedged)	0	0	20,864	(19,297)	(16,321)	0	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	2,313	0	14,261	(10,789)	(8,314)	0	0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through March 31, 2014 which the Funds elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2013 through March 31, 2014 and Ordinary losses realized during the period January 1, 2013 through March 31, 2014, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2014, the Funds had accumulated capital losses expiring in the following years (amounts in thousands) . The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands) (6)
	03/31/2014	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO Emerging Local Bond Fund	$0	$0	$0	$0	$0	$0
PIMCO Emerging Markets Bond Fund	0	0	0	0	0	0
PIMCO Emerging Markets Corporate Bond Fund	0	0	0	0	0	0
PIMCO Emerging Markets Currency Fund	0	0	0	249,576	368,611	0
PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	0	0	0	0
PIMCO Foreign Bond Fund (Unhedged)	0	0	0	0	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	0	0	0	0	0
PIMCO Global Advantage® Strategy Bond Fund	0	0	0	0	0	0
PIMCO Global Bond Fund (Unhedged)	0	0	0	0	0	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0	0	0	0	0	0

196	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2014

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2014, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Emerging Local Bond Fund	$0	$0
PIMCO Emerging Markets Bond Fund	0	0
PIMCO Emerging Markets Corporate Bond Fund	18,936	2,448
PIMCO Emerging Markets Currency Fund*	134,694	0
PIMCO Emerging Markets Full Spectrum Bond Fund	0	0
PIMCO Foreign Bond Fund (Unhedged)	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	32,054
PIMCO Global Advantage® Strategy Bond Fund	0	0
PIMCO Global Bond Fund (Unhedged)	10,944	5,377
PIMCO Global Bond Fund (U.S. Dollar-Hedged)*	5,761	2,553

*Portion	of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations

As of March 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO Emerging Local Bond Fund	$11,690,693	$128,408	$(992,707)	$(864,299)
PIMCO Emerging Markets Bond Fund	5,976,712	128,377	(199,448)	(71,071)
PIMCO Emerging Markets Corporate Bond Fund	1,415,517	17,426	(31,990)	(14,564)
PIMCO Emerging Markets Currency Fund	5,876,210	20,166	(69,940)	(49,774)
PIMCO Emerging Markets Full Spectrum Bond Fund	351,788	0	(12,245)	(12,245)
PIMCO Foreign Bond Fund (Unhedged)	2,474,100	107,076	(57,552)	49,524
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	6,636,223	301,167	(82,478)	218,688
PIMCO Global Advantage® Strategy Bond Fund	3,307,332	89,717	(54,798)	34,919
PIMCO Global Bond Fund (Unhedged)	885,504	37,112	(17,376)	19,736
PIMCO Global Bond Fund (U.S. Dollar-Hedged)*	465,791	17,937	(4,808)	13,128

(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, and Lehman securities.

For the fiscal years ended March 31, 2014 and March 31, 2013, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2014			March 31, 2013
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Emerging Local Bond Fund	$290,057	$50,756	$252,680	$798,001	$0	$0
PIMCO Emerging Markets Bond Fund	373,695	195,066	0	377,203	5,683	0
PIMCO Emerging Markets Corporate Bond Fund	59,183	9,174	3,166	37,158	3,845	0
PIMCO Emerging Markets Currency Fund	36,613	0	54,962	146,413	0	0
PIMCO Emerging Markets Full Spectrum Bond Fund	10,404	0	0	17	0	0
PIMCO Foreign Bond Fund (Unhedged)	0	43,584	39,192	313,782	16,599	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	191,604	18,098	0	429,546	21,877	0
PIMCO Global Advantage® Strategy Bond Fund	49,878	67,812	14,112	134,892	14,165	0
PIMCO Global Bond Fund (Unhedged)	0	831	22,414	76,896	10,587	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	13,750	911	0	29,501	2,135	0

(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2014	197

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Foreign Bond Fund (Unhedged), PIMCO Foreign Bond Fund (U.S. Dollar-Hedged), PIMCO Global Advantage® Strategy Fund, PIMCO Global Bond Fund (Unhedged) and PIMCO Global Bond Fund (U.S. Dollar-Hedged) (ten series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2014

198	PIMCO INTERNATIONAL BOND FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co.	RDR	RBC Dain Rausher, Inc.
BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	TDM	TD Securities (USA) LLC
DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	ULW	UBS Ltd.
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	WST	Westpac Banking Corp.
FOB	Credit Suisse Securities (USA) LLC	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:
AUD	Australian Dollar	HUF	Hungarian Forint	PHP	Philippine Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty
CAD	Canadian Dollar	ILS	Israeli Shekel	RON	Romanian New Leu
CHF	Swiss Franc	INR	Indian Rupee	RUB	Russian Ruble
CLP	Chilean Peso	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi	KRW	South Korean Won	SGD	Singapore Dollar
COP	Colombian Peso	MXN	Mexican Peso	THB	Thai Baht
CZK	Czech Koruna	MYR	Malaysian Ringgit	TRY	Turkish New Lira
DKK	Danish Krone	NGN	Nigerian Naira	TWD	Taiwanese Dollar
EUR	Euro	NOK	Norwegian Krone	USD (or $)	United States Dollar
GBP	British Pound	NZD	New Zealand Dollar	UYU	Uruguayan Peso
HKD	Hong Kong Dollar	PEN	Peruvian New Sol	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	IBR	Indicador Bancario de Referencia

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
AID	Agency International Development	CMBS	Collateralized Mortgage-Backed Security	MBS	Mortgage-Backed Security
ALT	Alternate Loan Trust	EONIA	Euro OverNight Index Average	NCUA	National Credit Union Administration
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap
BBR	Bank Bill Rate	FDIC	Federal Deposit Insurance Corp.	REIT	Real Estate Investment Trust
BBSW	Bank Bill Swap Reference Rate	JIBAR	Johannesburg Interbank Agreed Rate	THBFIX	Thai Baht Floating-Rate Fix
CDI	Brazil Interbank Deposit Rate	JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation	KLIBOR	Kuala Lumpur Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2014	199

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2014) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of each Funds’ fiscal 2013 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2014 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest -related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Emerging Local Bond Fund	0.00%	0.00%	$130,998	$0
PIMCO Emerging Markets Bond Fund	0.00%	0.00%	332,135	8,027
PIMCO Emerging Markets Corporate Bond Fund	0.00%	0.00%	48,493	13,855
PIMCO Emerging Markets Currency Fund	0.00%	0.00%	91,575	0
PIMCO Emerging Markets Full Spectrum Bond Fund	0.00%	0.00%	10,363	0
PIMCO Foreign Bond Fund (Unhedged)	0.20%	0.20%	28,800	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.24%	0.24%	30,386	52,441
PIMCO Global Advantage® Strategy Bond Fund	0.16%	0.16%	23,546	0
PIMCO Global Bond Fund (Unhedged)	0.18%	0.18%	10,723	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.33%	0.33%	5,498	3,595

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

200	PIMCO INTERNATIONAL BOND FUNDS

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO.	171	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	171	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	MARCH 31, 2014	201

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to Present	Managing Director and Chief Investment Officer, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

202	PIMCO INTERNATIONAL BOND FUNDS

Privacy Policy

(Unaudited)

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.
Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2014	203

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

Sign up for e-delivery

To get future shareholder reports online and to eliminate mailings, go to:

pimco.com/edelivery

pimco.com/investments

PF3005AR_033114

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2014

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past twelve months, investors faced periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical issues in the Middle East and Ukraine, and growing concern over China’s economic health.

Beginning in mid-May 2013 conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow the pace of its quantitative easing (“QE”) asset purchase program. The shift in tone fueled a broad-based sell-off within fixed income assets throughout most of the summer, reducing market liquidity and pushing yields higher across the risk spectrum.

In September 2013, then-Fed Chairman Ben Bernanke clarified the central bank’s commitment to maintain its asset purchases of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero to 25 basis point range. The Fed also announced its intent to delay any tapering until more convincing indicators of economic growth become apparent, and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore moving higher) and a rally across most equity markets.

By October 2013, investors were once again kept on edge due to the partial shutdown of the U.S. government that began during the first week of October, and the debt ceiling negotiations between the White House and Congress. Investors were relieved by the last-minute deal announced on October 17 to reopen the U.S. government and raise the debt ceiling. Towards the latter part of December 2013, the Fed announced that beginning in January it would gradually exit its bond-buying program. While the markets had had months to prepare for the announcement, equities and prices on other risk assets surged while bond yields drifted higher.

More recently in March 2014, Janet Yellen, making her first official statement since becoming Fed Chair the month before, alluded to the possibility of earlier-than-expected hikes in the Federal Funds Rate. Her comments caused a spike in short-term yields, contributing to bond market volatility and a steepening yield curve.

Overseas, European economies continued to stabilize, but concerns rose in Asia, especially over China’s economic health. In addition to weaker economic data, China experienced its first-ever corporate default, exposing cracks in the country’s vast and overleveraged shadow banking system. Weaker economic data in Japan weighed on Japanese equity markets, while geopolitical concerns in Ukraine over Russia’s annexation of Crimea also caused investor jitters.

Highlights of our twelve-month reporting period include:

■

U.S. Treasuries posted negative returns, as measured by the Barclays U.S. Treasury Index, which declined 1.26%. Concerns over declining global liquidity, economic weakness in China, and uncertainty surrounding Ukraine contributed

2	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

to demand for safe-haven assets during the latter part of the period. U.S. Treasuries also gave back some price gains in March 2014 as markets reacted to comments made by Fed Chair Janet Yellen regarding the timing of future Federal Funds Rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.72% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a negative return of 6.49%, as represented by the Barclays U.S. TIPS Index, and underperformed nominal U.S. Treasuries as breakeven inflation levels generally narrowed. Although inflation is expected to move higher as the U.S. economy improves, core inflation still remains exceptionally low by historical standards. Shorter-maturity U.S. TIPS lagged the broader TIPS market late in the reporting period as the positive effects from the commodity rally in the first quarter of 2014 was partially offset by financial markets pricing in a faster-than-expected pace of Fed tapering. Diversified commodities posted negative returns for the overall reporting period, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 2.10%.

■

Agency mortgage-backed securities (“MBS”) posted positive returns for the reporting period and outperformed like-duration U.S. Treasuries. However, the Fed’s tapering of Agency MBS during the first quarter of 2014 and the rise in interest rates during the summer of 2013 negatively impacted lower coupon 30-year MBS, with these securities underperforming like-duration U.S. Treasuries. At the current pace of quantitative easing, the Federal Reserve has outlined plans to conduct $25 billion in net MBS purchases in April versus $40 billion per month in 2013. Non-Agency MBS performance was strong as the sector continued to benefit from improving housing fundamentals and limited outstanding supply.

■

The U.S. investment grade credit market returned 1.02%, as measured by the Barclays U.S. Credit Index. Spreads narrowed to the lowest level since mid-2007, amid improving global growth fundamentals. The high yield sector posted positive returns, benefiting from an idyllic mix of robust inflows and light new supply during the reporting period. Bank loans also posted relatively healthy returns as investor demand for less interest rate sensitive assets remained strong.

■

Tax-exempt municipal bonds returned 0.39%, as represented by the Barclays Municipal Bond Index. Municipal bond market returns were driven by coupon income as municipal yields moved higher with U.S. Treasury rates. Municipal market demand exhibited weakness throughout the last three quarters of 2013, as municipal mutual funds recorded over $63 billion of outflows. This was somewhat mitigated by low supply conditions, as primary new issue supply

ANNUAL REPORT	MARCH 31, 2014	3

Chairman’s Letter (Cont.)

declined year-over-year, driven by a deterioration of refunding volume in the higher interest rate environment. Taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, declined 1.17% over the reporting period.

■

Emerging markets (“EM”) external debt outperformed U.S. Treasuries during the reporting period as carry mitigated moderate spread widening and rising U.S. Treasury yields. EM local debt, however, underperformed U.S. Treasuries due to weaker EM currencies and a rise in yields which weighed on returns for EM local assets.

■

U.S. equities returned 21.86%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 19.07%. The rally in developed market equities was encouraged by increased risk taking among investors in their search for higher-returning assets, and signs of continuing economic growth in the U.S. and Europe. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 1.43% as investors generally shunned EM equities in favor of their developed market counterparts.

On the following pages of this PIMCO Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected performance over the twelve-month reporting period ended March 31, 2014.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: allocation risk, Underlying PIMCO Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, operational risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity,

ANNUAL REPORT	MARCH 31, 2014	5

Important Information About the Funds (Cont.)

volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (“PIMCO Fund of Funds”) may invest their respective assets in Underlying PIMCO Funds. The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

Certain Underlying PIMCO Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Underlying PIMCO Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Underlying PIMCO Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A,

6	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO All Asset Fund	07/31/02	07/31/02	04/30/08	12/31/02	04/30/03	04/30/03	04/30/03	04/30/03	01/31/06
PIMCO All Asset All Authority Fund	10/31/03	10/31/03	07/10/08	—	07/29/05	07/29/05	—	07/29/05	—

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2014	7

PIMCO All Asset Fund

Cumulative Returns Through March 31, 2014

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Institutional Class	2.20%	11.83%	6.36%	8.35%
PIMCO All Asset Fund Class P	2.18%	11.73%	6.28%	8.26%
PIMCO All Asset Fund Administrative Class	2.03%	11.57%	6.11%	8.09%
PIMCO All Asset Fund Class D	1.88%	11.40%	5.85%	7.80%
PIMCO All Asset Fund Class A	1.78%	11.24%	5.76%	7.73%
PIMCO All Asset Fund Class A (adjusted)	-2.03%	10.39%	5.36%	7.38%
PIMCO All Asset Fund Class B	1.01%	10.39%	5.14%	7.18%
PIMCO All Asset Fund Class B (adjusted)	-2.42%	10.33%	5.14%	7.18%
PIMCO All Asset Fund Class C	0.97%	10.41%	4.97%	6.92%
PIMCO All Asset Fund Class C (adjusted)	-0.01%	10.41%	4.97%	6.92%
PIMCO All Asset Fund Class R	1.48%	10.93%	5.47%	7.43%
Barclays U.S. TIPS: 1-10 Year Index	-4.93%	3.97%	4.04%	4.92%
Consumer Price Index + 500 Basis Points	6.54%	7.09%	7.33%	7.33%
Lipper Flexible Portfolio Funds Average	6.62%	12.62%	6.01%	7.66%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 0.985% for Institutional Class shares, 1.085% for Class P shares, 1.235% for Administrative Class shares, 1.385% for Class D shares, 1.485% for Class A shares, 2.235% for Class B shares, 2.235% for Class C shares, and 1.735% for Class R shares.

8	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAAIX	Class P - PALPX	Administrative Class - PAALX	Class D - PASDX
Class A - PASAX	Class B - PASBX	Class C - PASCX	Class R - PATRX

Allocation Breakdown‡

PIMCO Income Fund	10.5%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	7.3%
PIMCO Emerging Local Bond Fund	7.3%
PIMCO Emerging Markets Currency Fund	7.2%
Other	67.7%

‡	% of Total Investments as of 03/31/14

Portfolio Insights

»

The PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust or PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds, or shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.

»	Exposure to the PIMCO International Fundamental IndexPLUS® AR Strategy Fund benefited performance as this Underlying PIMCO Fund posted positive performance during the reporting period.

»	Exposure to credit strategies, primarily through the PIMCO High Yield Fund, PIMCO High Yield Spectrum Fund, and PIMCO Income Fund,
benefited performance as these Underlying PIMCO Funds posted positive returns during the reporting period.

»

Exposure to local currency-denominated emerging market bonds, achieved through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Currency Fund, detracted from returns as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Commodities exposure during the second half of the reporting period, achieved through the PIMCO CommoditiesPLUS® Strategy Fund benefited performance as this Underlying PIMCO Fund posted positive returns.

»

Allocations to real estate investment trusts (“REITs”) during the second half of the reporting period, achieved through the PIMCO RealEstateRealReturn Strategy Fund, benefited performance as REITs gained in value.

»

Allocations to core U.S. fixed income strategies, achieved through the PIMCO Long Duration Total Return Fund and PIMCO Total Return Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

ANNUAL REPORT	MARCH 31, 2014	9

PIMCO All Asset All Authority Fund

Cumulative Returns Through March 31, 2014

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Institutional Class	-2.80%	9.53%	6.25%	7.09%
PIMCO All Asset All Authority Fund Class P	-2.91%	9.43%	6.10%	6.93%
PIMCO All Asset All Authority Fund Class D	-3.21%	9.08%	5.72%	6.54%
PIMCO All Asset All Authority Fund Class A	-3.25%	8.98%	5.67%	6.49%
PIMCO All Asset All Authority Fund Class A (adjusted)	-8.57%	8.15%	5.26%	6.10%
PIMCO All Asset All Authority Fund Class C	-3.97%	8.15%	4.87%	5.70%
PIMCO All Asset All Authority Fund Class C (adjusted)	-4.89%	8.15%	4.87%	5.70%
S&P 500 Index	21.86%	21.16%	7.42%	7.90%
Consumer Price Index + 650 Basis Points	8.04%	8.59%	8.83%	8.85%
Lipper Flexible Portfolio Funds Average	6.62%	12.62%	6.01%	6.61%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.89% for Institutional Class shares, 1.99% for Class P shares, 2.29% for Class D shares, 2.34% for Class A shares, and 3.09% for Class C shares.

10	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAUIX	Class P - PAUPX	Class D - PAUDX
Class A - PAUAX	Class C - PAUCX

Allocation Breakdown‡

PIMCO StocksPLUS® AR Short Strategy Fund	13.1%
PIMCO Income Fund	7.7%
PIMCO Emerging Markets Currency Fund	6.2%
PIMCO Emerging Local Bond Fund	5.9%
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	5.6%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	5.6%
PIMCO Fundamental Advantage Absolute Return Strategy Fund	5.3%
Other	50.6%

‡	% of Total Investments as of 03/31/14

Portfolio Insights

»

The PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust or PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds, or shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.

»	Exposure to the PIMCO International Fundamental IndexPLUS® AR Strategy Fund benefited performance as this Underlying PIMCO Fund posted positive performance during the reporting period.

»	Exposure to credit strategies, primarily through the PIMCO High Yield Fund, PIMCO High Yield
Spectrum Fund, and PIMCO Income Fund, benefited performance as these Underlying PIMCO Funds posted positive returns during the reporting period.

»

Exposure to local currency-denominated emerging market bonds, achieved through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Currency Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Allocations to real estate investment trusts (“REITs”) during the second half of the reporting period, achieved through the PIMCO RealEstateRealReturn Strategy Fund, benefited performance as REITs gained in value.

»

Allocations to core U.S. fixed income strategies, achieved through the PIMCO Long Duration Total Return Fund and PIMCO Total Return Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Short exposure to the S&P 500 Index, achieved through the PIMCO StocksPLUS® AR Short Strategy Fund, was a significant detractor from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

ANNUAL REPORT	MARCH 31, 2014	11

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2013 to March 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

12	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period *	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO All Asset Fund
Institutional Class	$1,000.00	$1,036.40	$0.33	$1,000.00	$1,024.61	$0.33	0.065%
Class P	1,000.00	1,036.60	0.84	1,000.00	1,024.11	0.83	0.165
Administrative Class	1,000.00	1,035.80	1.60	1,000.00	1,023.36	1.59	0.315
Class D	1,000.00	1,035.00	2.36	1,000.00	1,022.61	2.35	0.466
Class A	1,000.00	1,034.50	2.87	1,000.00	1,022.11	2.85	0.566
Class B	1,000.00	1,030.60	6.68	1,000.00	1,018.35	6.64	1.320
Class C	1,000.00	1,030.70	6.66	1,000.00	1,018.37	6.62	1.316
Class R	1,000.00	1,032.60	4.13	1,000.00	1,020.87	4.11	0.815

PIMCO All Asset All Authority Fund
Institutional Class	$1,000.00	$1,013.70	$4.22	$1,000.00	$1,020.74	$4.23	0.84%
Class P	1,000.00	1,014.10	4.72	1,000.00	1,020.24	4.73	0.94
Class D	1,000.00	1,011.60	6.22	1,000.00	1,018.75	6.24	1.24
Class A	1,000.00	1,012.20	6.47	1,000.00	1,018.50	6.49	1.29
Class C	1,000.00	1,008.20	10.21	1,000.00	1,014.76	10.25	2.04

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2014	13

Benchmark Descriptions

Index	Description

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS: 1-10 Year Index	Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Consumer Price Index + 500 Basis Points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Consumer Price Index + 650 Basis Points	CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

14	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Index	Description

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	15

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
PIMCO All Asset Fund
Institutional Class
03/31/2014	$12.58	$0.56	$(0.30)	$0.26	$(0.55)	$0.00
03/31/2013	12.14	0.71	0.45	1.16	(0.72)	0.00
03/31/2012	12.38	0.82	(0.20)	0.62	(0.86)	0.00
03/31/2011	11.69	0.99	0.64	1.63	(0.94)	0.00
03/31/2010	9.75	0.94	1.90	2.84	(0.90)	0.00
Class P
03/31/2014	12.60	0.55	(0.29)	0.26	(0.54)	0.00
03/31/2013	12.14	0.72	0.42	1.14	(0.68)	0.00
03/31/2012	12.38	0.83	(0.23)	0.60	(0.84)	0.00
03/31/2011	11.70	1.05	0.56	1.61	(0.93)	0.00
03/31/2010	9.76	1.06	1.77	2.83	(0.89)	0.00
Administrative Class
03/31/2014	12.60	0.53	(0.29)	0.24	(0.52)	0.00
03/31/2013	12.11	0.69	0.43	1.12	(0.63)	0.00
03/31/2012	12.36	0.79	(0.21)	0.58	(0.83)	0.00
03/31/2011	11.68	1.01	0.58	1.59	(0.91)	0.00
03/31/2010	9.74	0.95	1.87	2.82	(0.88)	0.00
Class D
03/31/2014	12.58	0.50	(0.28)	0.22	(0.50)	0.00
03/31/2013	12.06	0.67	0.43	1.10	(0.58)	0.00
03/31/2012	12.31	0.76	(0.20)	0.56	(0.81)	0.00
03/31/2011	11.64	1.01	0.56	1.57	(0.90)	0.00
03/31/2010	9.71	0.94	1.85	2.79	(0.86)	0.00
Class A
03/31/2014	12.59	0.50	(0.29)	0.21	(0.49)	0.00
03/31/2013	12.04	0.64	0.44	1.08	(0.53)	0.00
03/31/2012	12.29	0.74	(0.19)	0.55	(0.80)	0.00
03/31/2011	11.62	0.94	0.60	1.54	(0.87)	0.00
03/31/2010	9.70	0.87	1.89	2.76	(0.84)	0.00

Please see footnotes on page 20.

16	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate*

$(0.55)	$12.29	2.20%	$27,142,889	0.075%		0.225%		0.075%		0.225%		4.59%	54%
(0.72)	12.58	9.65	26,626,154	0.125		0.225		0.125		0.225		5.69	36
(0.86)	12.14	5.34	21,691,755	0.155		0.225		0.155		0.225		6.72	56
(0.94)	12.38	14.35	16,140,734	0.165		0.225		0.165		0.225		8.15	77
(0.90)	11.69	29.57	11,900,977	0.245		0.225		0.245		0.225		8.23	78

(0.54)	12.32	2.18	1,210,039	0.175		0.325		0.175		0.325		4.47	54
(0.68)	12.60	9.54	1,507,357	0.225		0.325		0.225		0.325		5.73	36
(0.84)	12.14	5.25	971,650	0.255		0.325		0.255		0.325		6.80	56
(0.93)	12.38	14.15	605,583	0.265		0.325		0.265		0.325		8.57	77
(0.89)	11.70	29.45	241,450	0.345		0.325		0.345		0.325		9.17	78

(0.52)	12.32	2.03	459,772	0.325		0.475		0.325		0.475		4.30	54
(0.63)	12.60	9.38	487,385	0.375		0.475		0.375		0.475		5.58	36
(0.83)	12.11	5.03	355,331	0.405		0.475		0.405		0.475		6.48	56
(0.91)	12.36	14.02	269,338	0.415		0.475		0.415		0.475		8.29	77
(0.88)	11.68	29.32	163,748	0.495		0.475		0.495		0.475		8.31	78

(0.50)	12.30	1.88	841,407	0.475		0.625		0.475		0.625		4.10	54
(0.58)	12.58	9.21	1,071,887	0.525		0.625		0.525		0.625		5.40	36
(0.81)	12.06	4.90	809,555	0.555		0.625		0.555		0.625		6.26	56
(0.90)	12.31	13.84	673,857	0.565		0.625		0.565		0.625		8.28	77
(0.86)	11.64	29.13	331,333	0.645		0.625		0.645		0.625		8.25	78

(0.49)	12.31	1.78	1,884,760	0.575		0.725		0.575		0.725		4.06	54
(0.53)	12.59	9.08	2,230,692	0.625		0.725		0.625		0.725		5.18	36
(0.80)	12.04	4.80	2,015,779	0.665	(b)	0.735	(b)	0.665	(b)	0.735	(b)	6.12	56
(0.87)	12.29	13.64	1,806,797	0.765		0.825		0.765		0.825		7.72	77
(0.84)	11.62	28.80	1,200,093	0.845		0.825		0.845		0.825		7.68	78

Please see footnotes on page 20.

ANNUAL REPORT	MARCH 31, 2014	17

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Class B
03/31/2014	$12.68	$0.39	$(0.27)	$0.12	$(0.39)	$0.00
03/31/2013	11.97	0.49	0.49	0.98	(0.27)	0.00
03/31/2012	12.21	0.60	(0.14)	0.46	(0.70)	0.00
03/31/2011	11.54	0.72	0.72	1.44	(0.77)	0.00
03/31/2010	9.64	0.75	1.90	2.65	(0.75)	0.00
Class C
03/31/2014	12.56	0.40	(0.29)	0.11	(0.40)	0.00
03/31/2013	11.90	0.55	0.43	0.98	(0.32)	0.00
03/31/2012	12.16	0.65	(0.19)	0.46	(0.72)	0.00
03/31/2011	11.51	0.83	0.61	1.44	(0.79)	0.00
03/31/2010	9.62	0.77	1.88	2.65	(0.76)	0.00
Class R
03/31/2014	12.54	0.47	(0.30)	0.17	(0.46)	0.00
03/31/2013	11.98	0.64	0.41	1.05	(0.49)	0.00
03/31/2012	12.24	0.72	(0.21)	0.51	(0.77)	0.00
03/31/2011	11.59	0.98	0.53	1.51	(0.86)	0.00
03/31/2010	9.69	0.98	1.74	2.72	(0.82)	0.00
PIMCO All Asset All Authority Fund
Institutional Class
03/31/2014	10.93	0.56	(0.88)	(0.32)	(0.55)	0.00
03/31/2013	10.63	0.72	0.27	0.99	(0.69)	0.00
03/31/2012	10.80	0.91	(0.20)	0.71	(0.88)	0.00
03/31/2011	10.37	0.87	0.31	1.18	(0.72)	(0.03)
03/31/2010	9.06	0.97	1.17	2.14	(0.83)	0.00
Class P
03/31/2014	10.94	0.51	(0.84)	(0.33)	(0.54)	0.00
03/31/2013	10.62	0.70	0.29	0.99	(0.67)	0.00
03/31/2012	10.79	0.92	(0.22)	0.70	(0.87)	0.00
03/31/2011	10.37	0.85	0.31	1.16	(0.71)	(0.03)
03/31/2010	9.06	1.09	1.05	2.14	(0.83)	0.00

Please see footnotes on page 20.

18	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate*

$(0.39)	$12.41	1.01%	$13,283	1.325%		1.475%		1.325%		1.475%		3.11%	54%
(0.27)	12.68	8.21	26,672	1.375		1.475		1.375		1.475		4.00	36
(0.70)	11.97	4.05	46,577	1.415	(b)	1.485	(b)	1.415	(b)	1.485	(b)	5.00	56
(0.77)	12.21	12.79	85,559	1.515		1.575		1.515		1.575		6.03	77
(0.75)	11.54	27.82	141,265	1.595		1.575		1.595		1.575		6.72	78

(0.40)	12.27	0.97	1,755,836	1.325		1.475		1.325		1.475		3.29	54
(0.32)	12.56	8.31	2,141,098	1.375		1.475		1.375		1.475		4.45	36
(0.72)	11.90	4.05	1,807,849	1.415	(b)	1.485	(b)	1.415	(b)	1.485	(b)	5.43	56
(0.79)	12.16	12.82	1,566,715	1.515		1.575		1.515		1.575		6.95	77
(0.76)	11.51	27.83	1,062,366	1.595		1.575		1.595		1.575		6.92	78

(0.46)	12.25	1.48	139,215	0.825		0.975		0.825		0.975		3.84	54
(0.49)	12.54	8.81	140,896	0.875		0.975		0.875		0.975		5.17	36
(0.77)	11.98	4.51	78,655	0.965	(c)	1.035	(c)	0.965	(c)	1.035	(c)	6.03	56
(0.86)	12.24	13.33	46,994	1.065		1.125		1.065		1.125		8.06	77
(0.82)	11.59	28.44	10,365	1.145		1.125		1.145		1.125		8.55	78

(0.55)	10.06	(2.80)	15,257,211	0.82	(d)	0.89	(d)	0.18		0.25		5.43	65
(0.69)	10.93	9.40	15,915,147	0.83	(d)	0.87	(d)	0.21		0.25		6.56	18
(0.88)	10.63	7.11	7,813,207	0.69	(d)	0.72	(d)	0.22		0.25		8.51	55
(0.75)	10.80	11.65	4,370,025	0.56	(d)	0.56	(d)	0.25		0.25		8.01	68
(0.83)	10.37	23.98	1,742,748	0.44	(d)	0.44	(d)	0.25		0.25		9.34	45

(0.54)	10.07	(2.91)	3,787,152	0.92	(d)	0.99	(d)	0.28		0.35		4.96	65
(0.67)	10.94	9.35	6,376,178	0.93	(d)	0.97	(d)	0.31		0.35		6.41	18
(0.87)	10.62	7.02	2,999,496	0.79	(d)	0.82	(d)	0.32		0.35		8.59	55
(0.74)	10.79	11.46	1,651,590	0.66	(d)	0.66	(d)	0.35		0.35		7.82	68
(0.83)	10.37	23.91	530,846	0.54	(d)	0.54	(d)	0.35		0.35		10.42	45

Please see footnotes on page 20.

ANNUAL REPORT	MARCH 31, 2014	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Class D
03/31/2014	$10.90	$0.48	$(0.84)	$(0.36)	$(0.51)	$0.00
03/31/2013	10.54	0.66	0.28	0.94	(0.58)	0.00
03/31/2012	10.71	0.86	(0.19)	0.67	(0.84)	0.00
03/31/2011	10.30	0.79	0.33	1.12	(0.68)	(0.03)
03/31/2010	9.02	1.00	1.08	2.08	(0.80)	0.00
Class A
03/31/2014	10.94	0.48	(0.85)	(0.37)	(0.50)	0.00
03/31/2013	10.56	0.65	0.30	0.95	(0.57)	0.00
03/31/2012	10.74	0.84	(0.18)	0.66	(0.84)	0.00
03/31/2011	10.33	0.78	0.33	1.11	(0.67)	(0.03)
03/31/2010	9.03	0.85	1.23	2.08	(0.78)	0.00
Class C
03/31/2014	10.94	0.41	(0.85)	(0.44)	(0.43)	0.00
03/31/2013	10.46	0.57	0.28	0.85	(0.37)	0.00
03/31/2012	10.65	0.77	(0.19)	0.58	(0.77)	0.00
03/31/2011	10.26	0.72	0.30	1.02	(0.60)	(0.03)
03/31/2010	8.99	0.80	1.18	1.98	(0.71)	0.00

*	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(c)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.35%.
(d)	Ratio of expenses to average net assets includes line of credit expenses.
(e)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.15% to an annual rate of 0.25%.

20	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate*

$(0.51)	$10.03	(3.21)%	$1,219,268	1.22	%(d)	1.29	%(d)	0.58%		0.65%		4.69%	65%
(0.58)	10.90	8.98	1,994,391	1.23	(d)	1.27	(d)	0.61		0.65		6.04	18
(0.84)	10.54	6.79	1,146,466	1.09	(d)	1.12	(d)	0.62		0.65		8.17	55
(0.71)	10.71	11.13	646,732	0.96	(d)	0.96	(d)	0.65		0.65		7.34	68
(0.80)	10.30	23.38	292,246	0.84	(d)	0.84	(d)	0.65		0.65		9.63	45

(0.50)	10.07	(3.25)	3,312,097	1.27	(d)	1.34	(d)	0.63		0.70		4.66	65
(0.57)	10.94	9.01	5,312,366	1.28	(d)	1.32	(d)	0.66		0.70		5.98	18
(0.84)	10.56	6.60	3,163,944	1.15	(d)(e)	1.18	(d)(e)	0.68	(e)	0.71	(e)	7.87	55
(0.70)	10.74	10.92	2,181,350	1.16	(d)	1.16	(d)	0.85		0.85		7.27	68
(0.78)	10.33	23.29	899,594	1.04	(d)	1.04	(d)	0.85		0.85		8.28	45

(0.43)	10.07	(3.97)	3,207,862	2.02	(d)	2.09	(d)	1.38		1.45		3.99	65
(0.37)	10.94	8.11	4,592,645	2.03	(d)	2.07	(d)	1.41		1.45		5.29	18
(0.77)	10.46	5.87	2,540,771	1.90	(d)(e)	1.93	(d)(e)	1.43	(e)	1.46	(e)	7.28	55
(0.63)	10.65	10.11	1,562,700	1.91	(d)	1.91	(d)	1.60		1.60		6.70	68
(0.71)	10.26	22.28	582,851	1.79	(d)	1.79	(d)	1.60		1.60		7.79	45

ANNUAL REPORT	MARCH 31, 2014	21

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund
Assets:
Investments, at value
Investments in securities*	$870	$959
Investments in Affiliates	33,454,193	37,920,771
Cash	0	1
Receivable for investments in Affiliates sold	485,477	403,918
Receivable for Fund shares sold	57,713	19,220
Dividends receivable from Affiliates	65,067	59,466
Reimbursement receivable from PIMCO	4,331	2,436
	34,067,651	38,406,771
Liabilities:
Borrowings & Other Financing Transactions
Payable for line of credit	$0	$11,090,205
Payable for investments in Affiliates purchased	551,544	464,384
Payable for Fund shares redeemed	59,921	58,263
Accrued investment advisory fees	4,616	4,282
Accrued supervisory and administrative fees	2,271	2,564
Accrued distribution fees	1,343	2,175
Accrued servicing fees	755	1,308
	620,450	11,623,181
Net Assets	$33,447,201	$26,783,590
Net Assets Consist of:
Paid in capital	$34,319,162	$29,355,551
Undistributed net investment income	71,787	54,040
Accumulated undistributed net realized (loss)	(1,789,723)	(1,310,785)
Net unrealized appreciation (depreciation)	845,975	(1,315,216)
	$33,447,201	$26,783,590
Cost of Investments in Securities	$870	$959
Cost of Investments in Affiliates	$32,608,218	$39,235,987

* Includes repurchase agreements of:	$870	$959

22	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2014

	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund
Net Assets:
Institutional Class	$27,142,889	$15,257,211
Class P	1,210,039	3,787,152
Administrative Class	459,772	NA
Class D	841,407	1,219,268
Class A	1,884,760	3,312,097
Class B	13,283	NA
Class C	1,755,836	3,207,862
Class R	139,215	NA
Shares Issued and Outstanding:
Institutional Class	2,207,758	1,516,385
Class P	98,245	376,211
Administrative Class	37,325	NA
Class D	68,415	121,550
Class A	153,112	329,036
Class B	1,070	NA
Class C	143,120	318,648
Class R	11,362	NA
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$12.29	$10.06
Class P	12.32	10.07
Administrative Class	12.32	NA
Class D	12.30	10.03
Class A	12.31	10.07
Class B	12.41	NA
Class C	12.27	10.07
Class R	12.25	NA

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2014	23

Statements of Operations

Year Ended March 31, 2014 (Amounts in thousands)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund
Investment Income:
Dividends from Investments in Affiliates	$1,560,664	$1,939,023
Total Income	1,560,664	1,939,023

Expenses:
Investment advisory fees	58,612	63,628
Supervisory and administrative fees	30,088	40,548
Distribution and/or servicing fees - Administrative Class	1,181	0
Distribution and/or servicing fees - Class D	2,418	3,930
Distribution fees - Class B	142	0
Distribution fees - Class C	14,708	30,485
Distribution fees - Class R	360	0
Servicing fees - Class A	5,203	11,129
Servicing fees - Class B	47	0
Servicing fees - Class C	4,903	10,162
Servicing fees - Class R	360	0
Interest expense	0	203,254
Miscellaneous expense	0	109
Total Expenses	118,022	363,245
Waiver and/or Reimbursement by PIMCO	(49,306)	(21,363)
Net Expenses	68,716	341,882

Net Investment Income	1,491,948	1,597,141

Net Realized Gain (Loss):
Investments in Affiliates	(434,229)	(1,258,840)
Net capital gain distributions received from Affiliate investments	125,812	128,250
Net Realized (Loss)	(308,417)	(1,130,590)

Net Change in Unrealized (Depreciation):
Investments in Affiliates	(548,854)	(1,776,045)
Net Change in Unrealized (Depreciation)	(548,854)	(1,776,045)
Net (Loss)	(857,271)	(2,906,635)

Net Increase (Decrease) in Net Assets Resulting from Operations	$634,677	$(1,309,494)

24	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Statements of Changes in Net Assets

(Amounts in thousands)	PIMCO All Asset Fund		PIMCO All Asset All Authority Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,491,948	$1,691,177	$1,597,141	$1,533,976
Net realized gain (loss)	(308,417)	480,300	(1,130,590)	176,452
Net change in unrealized appreciation (depreciation)	(548,854)	573,104	(1,776,045)	297,357
Net increase resulting from operations	634,677	2,744,581	(1,309,494)	2,007,785

Distributions to Shareholders:
From net investment income
Institutional Class	(1,176,575)	(1,383,302)	(877,457)	(791,109)
Class P	(59,095)	(73,296)	(247,200)	(300,123)
Administrative Class	(19,613)	(21,668)	0	0
Class D	(37,830)	(45,084)	(70,263)	(87,738)
Class A	(81,442)	(88,510)	(198,882)	(224,973)
Class B	(533)	(624)	0	0
Class C	(62,481)	(51,520)	(158,223)	(124,618)
Class R	(5,414)	(4,350)	0	0

Total Distributions	(1,442,983)	(1,668,354)	(1,552,025)	(1,528,561)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	23,366	5,378,763	(4,545,618)	16,047,619

Net increase (decrease) in Net Assets	(784,940)	6,454,990	(7,407,137)	16,526,843

Net Assets:
Beginning of year	34,232,141	27,777,151	34,190,727	17,663,884
End of year*	$33,447,201	$34,232,141	$26,783,590	$34,190,727

* Including undistributed net investment income of:	$71,787	$22,822	$54,040	$8,923

**	See Note 11 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2014	25

Statement of Cash Flows

Year Ended March 31, 2014 (Amounts in thousands)	PIMCO All Asset All Authority Fund
Cash flows provided by operating activities:
Net (decrease) in net assets resulting from operations	$(1,309,494)

Adjustments to reconcile net (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(29,111,846)
Proceeds from sales of long-term securities	34,406,812
Proceeds from sales of short-term portfolio investments, net	89,976
(Increase) in receivable for investments sold	(386,979)
Decrease in interest and dividends receivable	37,360
(Increase) in reimbursement receivable from PIMCO	(1,616)
Increase in payable for investments purchased	259,695
(Decrease) in accrued investment advisory fees	(1,314)
(Decrease) in accrued supervisory and administrative fees	(1,276)
(Decrease) in accrued distribution fee	(1,132)
(Decrease) in accrued servicing fee	(770)
Net Realized Loss
Investments in Affiliates	1,258,840
Net Capital gain distributions received from Affiliate investments	(128,250)
Net Change in Unrealized Depreciation
Investments in Affiliates	1,776,045
Net cash provided by operating activities	6,886,051

Cash flows (used for) financing activities:
Proceeds from shares sold	14,041,226
Payments on shares redeemed	(19,160,943)
Net borrowing of line of credit	(1,524,609)
Cash dividend paid*	(241,724)
Net cash (used for) financing activities	(6,886,050)

Net Increase in Cash	1

Cash:
Beginning of year	0
End of year	$1
* Reinvestment of dividends	$1,310,301

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$205,366

26	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset Fund

March 31, 2014

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		$870

Total Short-Term Instruments (Cost $870)		870

Total Investments in Securities (Cost $870)		870

	SHARES
INVESTMENTS IN AFFILIATES 100.0%

MUTUAL FUNDS (a) 99.9%
PIMCO CommoditiesPLUS® Strategy Fund	86,306,401	965,769
PIMCO CommodityRealReturn Strategy Fund®	82,633,748	488,366
PIMCO Credit Absolute Return Fund	93,250,167	990,317
PIMCO Diversified Income Fund	100,846,776	1,172,848
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	257,074,166	2,452,488
PIMCO Emerging Local Bond Fund	258,895,099	2,431,025
PIMCO Emerging Markets Bond Fund	122,260,859	1,324,085
PIMCO Emerging Markets Corporate Bond Fund	42,339,180	480,550
PIMCO Emerging Markets Currency Fund	237,152,043	2,414,208
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	133,181,763	1,326,490
PIMCO EqS Pathfinder Fund®	91,371,920	1,116,565
PIMCO EqS® Dividend Fund	3,157,839	39,189
PIMCO EqS® Emerging Markets Fund	7,713,673	65,103
PIMCO EqS® Long/Short Fund	12,726,875	152,850
PIMCO Floating Income Fund	72,597,534	642,488

	SHARES	MARKET VALUE (000S)
PIMCO Foreign Bond Fund (Unhedged)	1,662,202	$17,187
PIMCO Fundamental Advantage Absolute Return Strategy Fund	205,082,575	816,229
PIMCO Fundamental IndexPLUS® AR Fund	3,812,567	26,726
PIMCO Global Advantage® Strategy Bond Fund	28,045,992	315,517
PIMCO High Yield Fund	158,504,551	1,542,249
PIMCO High Yield Spectrum Fund	135,116,896	1,498,446
PIMCO Income Fund	280,742,122	3,500,854
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	106,724,228	1,340,456
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	8,455,944	67,732
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	24,489,062	169,219
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	106,347,367	1,077,299
PIMCO Investment Grade Corporate Bond Fund	186,945	1,956
PIMCO Long Duration Total Return Fund	1,105,702	12,240
PIMCO Long-Term Credit Fund	112,287,708	1,374,402
PIMCO Long-Term U.S. Government Fund	2,123,598	20,790
PIMCO Low Duration Fund	19,818,121	204,919
PIMCO Low Volatility RAFI®-PLUS AR Fund	5,123,975	52,879
PIMCO Mortgage Opportunities Fund	16,819,075	186,019
PIMCO Real Return Asset Fund	15,229,672	122,447
PIMCO Real Return Fund	7,173,363	80,198
PIMCO RealEstateRealReturn Strategy Fund	301,026,812	1,306,456
PIMCO Senior Floating Rate Fund	63,020,473	645,330

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	27

Schedule of Investments PIMCO All Asset Fund (Cont.)

	SHARES	MARKET VALUE (000S)
PIMCO Short-Term Fund	10,832	$107
PIMCO Small Cap StocksPLUS® AR Strategy Fund	2,349,371	23,141
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	22,513,415	277,590
PIMCO StocksPLUS® Absolute Return Fund	257,083	2,669
PIMCO StocksPLUS® Fund	377,426	3,767
PIMCO Total Return Fund	19,123,956	206,156
PIMCO TRENDS Managed Futures Strategy Fund	5,087,297	51,687
PIMCO Unconstrained Bond Fund	84,559,458	944,529
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	146,741,799	1,476,223

Total Mutual Funds (Cost $32,579,042)		33,427,760

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 0.1%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	540,000	$26,302

Total Exchange-Traded Funds (Cost $29,046)		26,302

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio	2,335	24
PIMCO Short-Term Floating NAV Portfolio III	10,731	107

Total Short-Term Instruments (Cost $130)		131

Total Investments in Affiliates (Cost $32,608,218)		33,454,193

Total Investments 100.0% (Cost $32,609,088)		$33,455,063

Other Assets and Liabilities, net 0.0%		(7,862)

Net Assets 100.0%		$33,447,201

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$870	Fannie Mae 2.260% due 10/17/2022	$(890)	$870	$870

Total Repurchase Agreements						$(890)	$870	$870

(1)	Includes accrued interest.

28	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$870	$0	$0	$0	$870	$(890)	$(20)

Total Borrowings and Other Financing Transactions	$870	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at value
Short-Term Instruments
Repurchase Agreements	$0	$870	$0	$870
	$0	$870	$0	$870

Investments in Affiliates, at value
Mutual Funds	33,427,760	0	0	33,427,760
Exchange-Traded Funds	26,302	0	0	26,302
Short-Term Instruments
Central Funds Used for Cash Management Purposes	131	0	0	131
	$33,454,193	$0	$0	$33,454,193
Total Investments	$33,454,193	$870	$0	$33,455,063

There were no significant transfers between Level 1, 2 and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	29

Schedule of Investments PIMCO All Asset All Authority Fund

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		$959

Total Short-Term Instruments (Cost $959)		959

Total Investments in Securities (Cost $959)		959

	SHARES
INVESTMENTS IN AFFILIATES 141.6%

MUTUAL FUNDS (a) 141.5%
PIMCO CommoditiesPLUS® Strategy Fund	134,751,016	1,507,864
PIMCO CommodityRealReturn Strategy Fund®	70,976,308	419,470
PIMCO Credit Absolute Return Fund	92,480,007	982,138
PIMCO Diversified Income Fund	81,766,545	950,945
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	221,896,321	2,116,891
PIMCO Emerging Local Bond Fund	238,531,068	2,239,807
PIMCO Emerging Markets Bond Fund	139,384,166	1,509,531
PIMCO Emerging Markets Corporate Bond Fund	54,177,986	614,920
PIMCO Emerging Markets Currency Fund	231,203,392	2,353,651
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	109,343,669	1,089,063
PIMCO EqS Pathfinder Fund®	54,507,734	666,085
PIMCO EqS® Dividend Fund	2,264,880	28,107
PIMCO EqS® Emerging Markets Fund	2,073,031	17,496
PIMCO EqS® Long/Short Fund	12,146,994	145,885
PIMCO Floating Income Fund	76,719,972	678,972

	SHARES	MARKET VALUE (000S)
PIMCO Foreign Bond Fund (Unhedged)	9,913	$102
PIMCO Fundamental Advantage Absolute Return Strategy Fund	509,173,196	2,026,509
PIMCO Fundamental IndexPLUS® AR Fund	207,745	1,456
PIMCO Global Advantage® Strategy Bond Fund	24,672,358	277,564
PIMCO High Yield Fund	106,644,944	1,037,655
PIMCO High Yield Spectrum Fund	124,995,409	1,386,199
PIMCO Income Fund	233,394,829	2,910,434
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	107,504,825	1,350,261
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	40,566	325
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	87,378,010	885,139
PIMCO Investment Grade Corporate Bond Fund	4,544,436	47,535
PIMCO Long Duration Total Return Fund	19,654,836	217,579
PIMCO Long-Term Credit Fund	55,261,389	676,399
PIMCO Long-Term U.S. Government Fund	8,518,796	83,399
PIMCO Low Duration Fund	8,493,782	87,826
PIMCO Low Volatility RAFI®-PLUS AR Fund	4,745,480	48,973
PIMCO Mortgage Opportunities Fund	16,559,401	183,147
PIMCO Real Return Asset Fund	17,005,162	136,721
PIMCO Real Return Fund	51,053	571
PIMCO RealEstateRealReturn Strategy Fund	246,215,007	1,068,573
PIMCO Senior Floating Rate Fund	111,934,338	1,146,208
PIMCO Short-Term Fund	16,693	165

30	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2014

	SHARES	MARKET VALUE (000S)
PIMCO Small Cap StocksPLUS® AR Strategy Fund	50,784	$500
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	16,989,138	209,476
PIMCO StocksPLUS® Absolute Return Fund	67,621	702
PIMCO StocksPLUS® AR Short Strategy Fund	1,854,828,842	4,952,393
PIMCO StocksPLUS® Fund	12,585	126
PIMCO Total Return Fund	8,149,093	87,847
PIMCO TRENDS Managed Futures Strategy Fund	4,712,703	47,881
PIMCO Unconstrained Bond Fund	141,589,094	1,581,550
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	211,258,761	2,125,263

Total Mutual Funds (Cost $39,212,283)		37,899,303

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 0.1%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	440,000	$21,432

Total Exchange-Traded Funds (Cost $23,668)		21,432

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio	3,619	36

Total Short-Term Instruments (Cost $36)		36

Total Investments in Affiliates (Cost $39,235,987)		37,920,771

Total Investments 141.6% (Cost $39,236,946)		$37,921,730

Other Assets and Liabilities, net (41.6%)		(11,138,140)

Net Assets 100.0%		$26,783,590

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$959	Fannie Mae 2.260% due 10/17/2022	$(981)	$959	$959

Total Repurchase Agreements						$(981)	$959	$959

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	31

Schedule of Investments PIMCO All Asset All Authority Fund (Cont.)

March 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)		Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$959	$0	$0	$0	$959		$(981)		$(22)

Total Borrowings and Other Financing Transactions	$959	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at value
Short-Term Instruments
Repurchase Agreements	$0	$959	$0	$959
	$0	$959	$0	$959

Investments in Affiliates, at value
Mutual Funds	37,899,303	0	0	37,899,303
Exchange-Traded Funds	21,432	0	0	21,432
Short-Term Instruments
Central Funds Used for Cash Management Purposes	36	0	0	36
	$37,920,771	$0	$0	$37,920,771
Total Investments	$37,920,771	$959	$0	$37,921,730

There were no significant transfers between Level 1, 2 and 3 during the period ended March 31, 2014.

32	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2014

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of two funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the

ANNUAL REPORT	MARCH 31, 2014	33

Notes to Financial Statements (Cont.)

currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or

34	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2014

no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, short sale transactions or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective for interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and Note 6, Principal Risks for additional details.

In June 2013, the FASB issued an ASU providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. At this time, management is evaluating the ASU to determine whether it will impact the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the

ANNUAL REPORT	MARCH 31, 2014	35

Notes to Financial Statements (Cont.)

Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar

36	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2014

assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2014	37

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  Certain funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(b) Investments in Affiliates

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest substantially all of their assets in Institutional Class shares of other investment companies of the Trust and PIMCO Equity Series (the “Underlying PIMCO Funds”). The Underlying PIMCO Funds are considered to be affiliated with the PIMCO All Asset and PIMCO All Asset All Authority Funds. Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The tables below show the transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2014 (amounts in thousands):

PIMCO All Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$629,838	$316,528	$0	$0	$19,403	$965,769	$3,548	$236
PIMCO CommodityRealReturn Strategy Fund®	24,046	452,777	0	0	11,543	488,366	7,938	0
PIMCO Convertible Fund	118,620	1,673	(119,200)	48,386	(49,479)	0	1,673	0
PIMCO Credit Absolute Return Fund	174,594	808,086	0	0	7,637	990,317	10,727	218
PIMCO Diversified Income Fund	1,387,780	305,229	(441,881)	(25,022)	(53,258)	1,172,848	59,122	8,647
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	3,037,072	937,353	(1,286,189)	(171,661)	(64,087)	2,452,488	3,959	12,416
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	0	1,286,556	0	0	39,934	1,326,490	0	0

38	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2014

Underlying PIMCO Funds	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$2,397,682	$377,528	$(6,500)	$(1,392)	$(336,293)	$2,431,025	$111,489	$0
PIMCO Emerging Markets Bond Fund	1,072,740	383,596	0	0	(132,251)	1,324,085	68,033	38,010
PIMCO Emerging Markets Corporate Bond Fund	253,864	245,466	0	0	(18,780)	480,550	18,114	3,174
PIMCO Emerging Markets Currency Fund	2,255,558	304,616	(65,249)	(2,228)	(78,489)	2,414,208	33,353	0
PIMCO EqS Pathfinder Fund®	599,577	502,445	(78,000)	(695)	93,238	1,116,565	17,546	20,830
PIMCO EqS® Dividend Fund	34,270	3,475	0	0	1,444	39,189	2,039	1,219
PIMCO EqS® Emerging Markets Fund	68,040	137	0	0	(3,074)	65,103	0	0
PIMCO EqS® Long/Short Fund	126,209	9,211	0	0	17,430	152,850	5,337	2,721
PIMCO Floating Income Fund	2,134,616	192,739	(1,648,053)	(36,503)	(311)	642,488	54,753	0
PIMCO Foreign Bond Fund (Unhedged)	833,708	8,910	(796,683)	(82,610)	53,862	17,187	8,909	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	948,508	527,307	(571,912)	(7,068)	(80,606)	816,229	91,981	0
PIMCO Fundamental IndexPLUS® AR Fund	26,480	3,999	(5,500)	171	1,576	26,726	3,988	0
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	29,154	0	0	0	(2,852)	26,302	97	6
PIMCO Global Advantage® Strategy Bond Fund	1,020,451	20,747	(692,332)	(19,640)	(13,709)	315,517	15,176	3,282
PIMCO High Yield Fund	2,057,298	165,845	(673,395)	8,237	(15,736)	1,542,249	108,008	0
PIMCO High Yield Spectrum Fund	1,275,401	219,667	0	0	3,378	1,498,446	102,965	5,110
PIMCO Income Fund	3,419,462	288,586	(188,000)	(2,177)	(17,017)	3,500,854	186,401	4,344
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	1,754,087	397,741	(1,021,698)	68,367	141,959	1,340,456	262,103	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	59,954	3,636	0	0	4,142	67,732	3,633	0
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	189,802	26,668	(50,500)	1,674	1,575	169,219	25,843	825
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	0	1,072,571	0	0	4,728	1,077,299	0	0
PIMCO Investment Grade Corporate Bond Fund	1,078,877	30,833	(1,049,750)	(14,028)	(43,976)	1,956	17,100	2,354

ANNUAL REPORT	MARCH 31, 2014	39

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO Long Duration Total Return Fund	$1,088,957	$23,940	$(1,004,918)	$(122,776)	$27,037	$12,240	$22,116	$563
PIMCO Long-Term Credit Fund	1,240,553	215,121	0	0	(81,272)	1,374,402	91,053	5,179
PIMCO Long-Term U.S. Government Fund	232,939	5,181	(195,641)	(35,824)	14,135	20,790	3,692	93
PIMCO Low Duration Fund	124	1,469,634	(1,268,373)	1,622	1,912	204,919	1,708	147
PIMCO Low Volatility RAFI®-PLUS AR Fund	0	50,870	0	0	2,009	52,879	0	0
PIMCO Mortgage Opportunities Fund	0	183,016	0	0	3,003	186,019	5,193	0
PIMCO Real Return Asset Fund	145	127,068	0	0	(4,766)	122,447	5,567	1,128
PIMCO Real Return Fund	1,700	102,478	(23,695)	(325)	40	80,198	769	576
PIMCO RealEstateRealReturn Strategy Fund	0	1,285,087	0	0	21,369	1,306,456	55,087	4,107
PIMCO Senior Floating Rate Fund	967,180	94,987	(407,420)	906	(10,323)	645,330	33,607	1,004
PIMCO Short-Term Floating NAV Portfolio	32,262	2,295,729	(2,327,958)	(9)	0	24	29	0
PIMCO Short-Term Floating NAV Portfolio III	0	310,807	(310,700)	0	0	107	7	0
PIMCO Short-Term Fund	519	122,507	(123,018)	119	(20)	107	6	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	49,434	6,255	(37,250)	10,756	(6,054)	23,141	3,152	3,099
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	218,356	72,856	0	0	(13,622)	277,590	70,417	120
PIMCO StocksPLUS® Fund	3,072	420	0	0	275	3,767	211	209
PIMCO StocksPLUS® Absolute Return Fund	40,742	6,100	(45,000)	11,490	(10,663)	2,669	2,220	3,874
PIMCO Total Return Fund	235,392	2,340,773	(2,375,817)	4,608	1,200	206,156	4,250	1,217
PIMCO TRENDS Managed Futures Strategy Fund	0	50,873	0	0	814	51,687	0	0
PIMCO Unconstrained Bond Fund	1,818,266	2,960,388	(3,769,451)	(68,004)	3,330	944,529	17,746	1,106
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	1,260,079	239,269	(33,333)	(603)	10,811	1,476,223	19,999	0
Totals	$34,197,408	$20,857,284	$(20,617,416)	$(434,229)	$(548,854)	$33,454,193	$1,560,664	$125,814

40	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2014

PIMCO All Asset All Authority Fund
Underlying PIMCO Funds	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$1,487,596	$33,277	$(29,295)	$(3,987)	$20,273	$1,507,864	$6,848	$381
PIMCO CommodityRealReturn Strategy Fund®	179,843	748,378	(485,847)	(24,125)	1,221	419,470	13,748	0
PIMCO Convertible Fund	225,880	43,695	(267,144)	26,964	(29,395)	0	4,699	0
PIMCO Credit Absolute Return Fund	409,430	877,411	(311,591)	(2,695)	9,583	982,138	17,445	416
PIMCO Diversified Income Fund	2,045,526	88,715	(1,086,358)	(55,723)	(41,215)	950,945	79,246	9,469
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	2,125,561	1,565,755	(1,386,180)	(108,770)	(79,475)	2,116,891	3,734	10,871
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	0	1,056,701	(368)	(19)	32,749	1,089,063	0	0
PIMCO Emerging Local Bond Fund	2,560,203	328,234	(285,650)	(29,968)	(333,012)	2,239,807	114,675	0
PIMCO Emerging Markets Bond Fund	1,711,096	234,470	(233,085)	(17,149)	(185,801)	1,509,531	95,381	50,006
PIMCO Emerging Markets Corporate Bond Fund	454,974	194,969	(4,271)	(337)	(30,415)	614,920	23,791	3,672
PIMCO Emerging Markets Currency Fund	2,852,440	162,649	(554,647)	(40,786)	(66,005)	2,353,651	39,383	0
PIMCO EqS Pathfinder Fund®	535,203	419,539	(358,175)	(477)	69,995	666,085	15,331	18,201
PIMCO EqS® Dividend Fund	24,923	2,367	(217)	(8)	1,042	28,107	1,481	887
PIMCO EqS® Emerging Markets Fund	34,020	0	(15,138)	(3,965)	2,579	17,496	0	0
PIMCO EqS® Long/Short Fund	137,836	8,729	(19,653)	1,786	17,187	145,885	5,757	2,972
PIMCO Floating Income Fund	1,429,610	515,432	(1,234,684)	(37,796)	6,410	678,972	56,187	0
PIMCO Foreign Bond Fund (Unhedged)	504,371	5,748	(491,760)	(45,753)	27,496	102	5,748	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	1,840,862	2,088,345	(1,701,462)	(95,244)	(105,992)	2,026,509	237,247	0
PIMCO Fundamental IndexPLUS® AR Fund	55,147	2,469	(62,590)	19,289	(12,859)	1,456	2,469	0
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	23,756	0	0	0	(2,324)	21,432	79	5
PIMCO Global Advantage® Strategy Bond Fund	718,014	14,283	(428,526)	(15,887)	(10,320)	277,564	11,361	2,922

ANNUAL REPORT	MARCH 31, 2014	41

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO High Yield Fund	$2,906,418	$286,474	$(2,130,688)	$39,833	$(64,382)	$1,037,655	$139,976	$0
PIMCO High Yield Spectrum Fund	1,465,829	113,084	(197,050)	(407)	4,743	1,386,199	107,826	5,258
PIMCO Income Fund	2,492,073	454,213	(21,538)	(727)	(13,587)	2,910,434	145,358	3,367
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	1,603,230	672,555	(1,099,931)	29,372	145,035	1,350,261	270,681	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	43,969	2,591	(48,953)	11,075	(8,357)	325	2,590	0
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	31,938	918	(35,527)	8,734	(6,063)	0	918	0
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	0	881,523	(373)	(4)	3,993	885,139	0	0
PIMCO Investment Grade Corporate Bond Fund	1,436,069	24,259	(1,338,992)	(41,134)	(32,667)	47,535	22,612	1,647
PIMCO Long Duration Total Return Fund	1,055,238	100,083	(843,343)	(116,506)	22,107	217,579	27,397	3,118
PIMCO Long-Term Credit Fund	556,454	167,071	(5,130)	(706)	(41,290)	676,399	44,881	2,579
PIMCO Long-Term U.S. Government Fund	871,584	108,735	(803,344)	(130,319)	36,743	83,399	17,323	893
PIMCO Low Duration Fund	124,789	2,343,496	(2,384,142)	2,242	1,441	87,826	2,295	172
PIMCO Low Volatility RAFI®-PLUS AR Fund	0	47,500	(370)	(12)	1,855	48,973	0	0
PIMCO Mortgage Opportunities Fund	0	181,573	(1,423)	(5)	3,002	183,147	5,173	0
PIMCO Real Return Asset Fund	98,117	266,225	(201,319)	(9,702)	(16,600)	136,721	10,779	1,927
PIMCO Real Return Fund	15,597	13,079	(26,738)	1,038	(2,405)	571	169	3
PIMCO RealEstateRealReturn Strategy Fund	140,138	1,256,368	(292,449)	(53,234)	17,750	1,068,573	63,051	4,007
PIMCO Senior Floating Rate Fund	1,173,793	416,302	(431,117)	(662)	(12,108)	1,146,208	45,335	1,311
PIMCO Short-Term Floating NAV Portfolio	89,789	4,898,653	(4,988,426)	25	(5)	36	153	0
PIMCO Short-Term Fund	5,780	405,841	(411,558)	153	(51)	165	68	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	98,986	1,652	(115,004)	44,737	(29,871)	500	1,246	406

42	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2014

Underlying PIMCO Funds	Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	$290,317	$90,996	$(153,975)	$2,665	$(20,527)	$209,476	$90,840	$156
PIMCO StocksPLUS® AR Short Strategy Fund	5,810,555	2,106,573	(1,491,613)	(429,356)	(1,043,766)	4,952,393	124,568	0
PIMCO StocksPLUS® Fund	12,189	350	(14,056)	3,816	(2,173)	126	343	7
PIMCO StocksPLUS® Absolute Return Fund	19,305	165	(21,416)	8,119	(5,471)	702	109	56
PIMCO Total Return Fund	2,953,212	5,386,135	(8,121,801)	(120,260)	(9,439)	87,847	26,131	1,692
PIMCO TRENDS Managed Futures Strategy Fund	0	47,500	(373)	0	754	47,881	0	0
PIMCO Unconstrained Bond Fund	2,394,458	4,360,230	(5,088,511)	(72,187)	(12,440)	1,581,550	26,984	1,849
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	1,166,027	985,189	(41,187)	(778)	16,012	2,125,263	27,607	0
Totals	$46,212,145	$34,010,499	$(39,266,988)	$(1,258,840)	$(1,776,045)	$37,920,771	$1,939,023	$128,250

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Line of Credit  Consistent with its principal investment strategies, the PIMCO All Asset All Authority Fund (the “AAAA” Fund) has entered into a secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the 1940 Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. As of March 31, 2014, the agreement comprises both revolving and term-loan tranches.

With respect to the revolving tranches, there is a maximum available commitment amount equal to $5,259,817,000. The amounts outstanding under the term-loan tranches are $2,500,000,000, $1,500,000,000, $833,186,000 and $1,000,000,000, which terminate on September 26, 2014, February 27, 2015, June 17, 2016 and June 30, 2014, respectively. Borrowings under this agreement bear interest at a rate equal to the cost of funding. Borrowings outstanding as of March 31, 2014 are disclosed as payable for line of credit on the Statement of Assets and Liabilities. As of March 31, 2014, the AAAA Fund was paying an average weighted rate of interest of 1.533%. Program facility, upfront and interest fees paid by the AAAA Fund in relation to the borrowings are included in interest expense in the Statements of Operations. All of the AAAA Fund’s securities are pledged as collateral under the agreement.

ANNUAL REPORT	MARCH 31, 2014	43

Notes to Financial Statements (Cont.)

The AAAA Fund’s borrowing activity under the agreement for the period ended March 31, 2014 was as follows (in thousands):

Average Outstanding Principal	Average Available Commitment	Interest	Program Facility, Upfront and Interest Fees	Outstanding Principal as of 03/31/2014
$13,132,901	$13,132,901	$203,249	$5,819	$11,093,003

(b) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

6. PRINCIPAL RISKS

In the normal course of business the Funds (or Underlying PIMCO Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in certain series of PIMCO Funds and certain series of PIMCO Equity Series, each an affiliated investment company also managed by PIMCO, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of each Fund will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary.

Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions.

44	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2014

The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

In the normal course of business the Underlying PIMCO Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s (or Underlying PIMCO Fund’s) investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Underlying PIMCO Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair the performance of the Fund.

If a Fund (or Underlying PIMCO Fund) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Underlying PIMCO Fund), or, in the case of hedging positions, that the Fund’s (or Underlying PIMCO Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Underlying PIMCO Fund’s) investments in foreign currency denominated securities may reduce the returns of the Fund (or Underlying PIMCO Fund).

ANNUAL REPORT	MARCH 31, 2014	45

Notes to Financial Statements (Cont.)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s (or Underlying PIMCO Fund’s) investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Underlying PIMCO Fund) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Underlying PIMCO Fund) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund (or Underlying PIMCO Fund) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Underlying PIMCO Fund) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Underlying PIMCO Fund) has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund (or Underlying PIMCO Fund) exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Fund) in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund (or Underlying PIMCO Fund). A Fund (or Underlying PIMCO Fund) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Underlying PIMCO Fund) subsequently decreases, the Fund (or Underlying PIMCO Fund) would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund (or Underlying PIMCO Fund).

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

46	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2014

Master Netting Arrangements  A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a

ANNUAL REPORT	MARCH 31, 2014	47

Notes to Financial Statements (Cont.)

broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO All Asset and PIMCO All Asset All Authority Funds.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO All Asset Fund	0.175%	(1)	0.05%	0.15%	0.05%	0.20%	0.30%
PIMCO All Asset All Authority Fund	0.20%	(2)	0.05%	0.15%	N/A	0.20%	0.25%
(1)

PIMCO has contractually agreed, through July 31, 2014, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed

48	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2014

0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(2)

PIMCO has contractually agreed, through July 31, 2014, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

ANNUAL REPORT	MARCH 31, 2014	49

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2014, the Distributor received $18,851,245 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

50	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2014

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2014, to reduce the PIMCO All Asset Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fee exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2014, to reduce the PIMCO All Asset All Authority Fund’s (the “AAAA Fund”) Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup the PIMCO All Asset and AAAA Funds’ waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limitation of 0.64% and 0.69%, respectively. The recoverable amounts to PIMCO at March 31, 2014 were $96,610,049 and $35,519,170, respectively, in the PIMCO All Asset and AAAA Funds.

The waivers are reflected on the Statements of Operations/Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2014, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO All Asset Fund	$49,306
PIMCO All Asset All Authority Fund	21,363

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure

ANNUAL REPORT	MARCH 31, 2014	51

Notes to Financial Statements (Cont.)

under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO All Asset Fund	$0	$0	$18,250,748	$17,978,758
PIMCO All Asset All Authority Fund	0	0	29,111,846	34,278,562

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	656,433	$8,071,880	644,340	$8,078,116	827,120	$8,602,727	880,918	$9,703,088
Class P	44,150	543,750	66,098	819,037	196,235	2,054,114	367,133	4,031,261
Administrative Class	9,213	113,879	13,903	175,174	0	0	0	0
Class D	21,951	271,195	40,147	498,339	54,477	567,842	111,825	1,224,052
Class A	45,883	566,533	57,020	708,854	120,322	1,265,047	272,314	2,988,486
Class B	167	2,087	172	2,138	0	0	0	0
Class C	23,235	285,942	41,554	511,110	74,719	789,090	210,055	2,287,351
Class R	3,429	42,197	5,713	70,859	0	0	0	0

52	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2014

	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund
	Year Ended 03/31/2014		Year Ended 03/31/2013		Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Issued as reinvestment of distributions
Institutional Class	85,505	$1,034,301	100,145	$1,256,665	77,718	$778,030	61,078	$676,484
Class P	3,597	43,588	4,364	54,810	15,655	157,151	16,388	181,354
Administrative Class	1,575	19,095	1,682	21,111	0	0	0	0
Class D	3,052	36,940	3,506	43,858	6,973	69,690	7,895	86,923
Class A	6,116	74,074	6,356	79,402	17,685	177,427	18,205	201,012
Class B	39	471	44	542	0	0	0	0
Class C	4,299	51,898	3,372	41,701	12,781	128,003	8,939	98,144
Class R	448	5,398	348	4,330	0	0	0	0

Cost of shares redeemed
Institutional Class	(651,105)	(7,974,968)	(414,388)	(5,187,705)	(843,978)	(8,635,283)	(221,492)	(2,438,380)
Class P	(69,146)	(845,490)	(30,849)	(385,602)	(418,597)	(4,288,430)	(83,050)	(912,883)
Administrative Class	(12,138)	(148,821)	(6,243)	(77,378)	0	0	0	0
Class D	(41,778)	(511,059)	(25,570)	(315,701)	(122,851)	(1,260,821)	(45,562)	(496,461)
Class A	(76,004)	(929,230)	(53,644)	(656,925)	(294,682)	(3,022,516)	(104,352)	(1,126,536)
Class B	(1,239)	(15,319)	(2,006)	(24,349)	0	0	0	0
Class C	(54,938)	(669,367)	(26,333)	(322,459)	(188,697)	(1,927,689)	(42,158)	(456,276)
Class R	(3,750)	(45,608)	(1,392)	(17,164)	0	0	0	0
Net (decrease) resulting from Fund share transactions	(1,006)	$23,366	428,339	$5,378,763	(465,120)	$(4,545,618)	1,458,136	$16,047,619

12. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative

ANNUAL REPORT	MARCH 31, 2014	53

Notes to Financial Statements (Cont.)

instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Underlying PIMCO Funds Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

As of March 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO All Asset Fund	$71,787	$0	$712,952	$0	$(1,656,702)	$0	$0
PIMCO All Asset All Authority Fund	54,040	0	(1,662,648)	0	(1,003,353)	0	0
(1)	Adjusted for open wash sale loss deferrals for federal income tax purposes.
(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through March 31, 2014 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2013 through March 31, 2014 and Ordinary losses realized during the period January 1, 2014 through March 31, 2014, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

54	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2014

As of March 31, 2014, the Funds had accumulated capital losses expiring in the following years (amounts in thousands) .

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

		Expiration of Accumulated Capital Losses (amounts in thousands)
	3/31/2014	3/31/2015	3/31/2016	3/31/2017	3/31/2018	3/31/2019
PIMCO All Asset Fund	$0	$0	$0	$0	$1,375,620	$0
PIMCO All Asset All Authority Fund	0	0	0	0	0	0

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2014, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO All Asset Fund	$281,082	$0
PIMCO All Asset All Authority Fund	1,003,353	0

As of March 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO All Asset Fund	$32,742,110	$1,191,994	$(479,042)	$712,952
PIMCO All Asset All Authority Fund	39,544,377	873,375	(2,496,023)	(1,622,248)
(6)	Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

For the fiscal years ended March 31, 2014 and March 31, 2013, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2014			March 31, 2013
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO All Asset Fund	$1,442,983	$0	$0	$1,668,355	$0	$0
PIMCO All Asset All Authority Fund	1,552,025	0	0	1,528,561	0	0
(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2014	55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (two series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2014, the results of each of their operations and the changes in each of their net assets, the cash flows for PIMCO All Asset All Authority Fund and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2014

56	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

ANNUAL REPORT	MARCH 31, 2014	57

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest -related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO All Asset Fund	0.62%	1.29%	586,502	0
PIMCO All Asset All Authority Fund	1.14%	2.14%	$684,339	$0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

58	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO.	171	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).
Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	171	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).
Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	MARCH 31, 2014	59

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.
David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.
William H. Gross (1944) Senior Vice President	04/1987 to Present	Managing Director and Chief Investment Officer, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.
Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.
William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.
Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.
Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.
Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.
Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.
Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.
Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

60	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Privacy Policy

(Unaudited)

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2014	61

Privacy Policy (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

62	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

Sign up for e-delivery

To get future shareholder reports online and to eliminate mailings, go to: pimco.com/edelivery

pimco.com/investments

PF3010AR_033114

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2014

PIMCO CommodityRealReturn Strategy Fund®

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past twelve months, investors faced periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical issues in the Middle East and Ukraine, and growing concern over China’s economic health.

Beginning in mid-May 2013 conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow the pace of its quantitative easing (“QE”) asset purchase program. The shift in tone fueled a broad-based sell-off within fixed income assets throughout most of the summer, reducing market liquidity and pushing yields higher across the risk spectrum.

In September 2013, then-Fed Chairman Ben Bernanke clarified the central bank’s commitment to maintain its asset purchases of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero to 25 basis point range. The Fed also announced its intent to delay any tapering until more convincing indicators of economic growth become apparent, and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore moving higher) and a rally across most equity markets.

By October 2013, investors were once again kept on edge due to the partial shutdown of the U.S. government that began during the first week of October, and the debt ceiling negotiations between the White House and Congress. Investors were relieved by the last-minute deal announced on October 17 to reopen the U.S. government and raise the debt ceiling. Towards the latter part of December 2013, the Fed announced that beginning in January it would gradually exit its bond-buying program. While the markets had had months to prepare for the announcement, equities and prices on other risk assets surged while bond yields drifted higher.

More recently in March 2014, Janet Yellen, making her first official statement since becoming Fed Chair the month before, alluded to the possibility of earlier-than-expected hikes in the Federal Funds Rate. Her comments caused a spike in short-term yields, contributing to bond market volatility and a steepening yield curve.

Overseas, European economies continued to stabilize, but concerns rose in Asia, especially over China’s economic health. In addition to weaker economic data, China experienced its first-ever corporate default, exposing cracks in the country’s vast and overleveraged shadow banking system. Weaker economic data in Japan weighed on Japanese equity markets, while geopolitical concerns in Ukraine over Russia’s annexation of Crimea also caused investor jitters.

Highlights of our twelve-month reporting period include:

■

U.S. Treasuries posted negative returns, as measured by the Barclays U.S. Treasury Index, which declined 1.26%. Concerns over declining global liquidity, economic weakness in China, and uncertainty surrounding Ukraine contributed

2	PIMCO COMMODITYREALRETURN STRATEGY FUND®

to demand for safe-haven assets during the latter part of the period. U.S. Treasuries also gave back some price gains in March 2014 as markets reacted to comments made by Fed Chair Janet Yellen regarding the timing of future Federal Funds Rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.72% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a negative return of 6.49%, as represented by the Barclays U.S. TIPS Index, and underperformed nominal U.S. Treasuries as breakeven inflation levels generally narrowed. Although inflation is expected to move higher as the U.S. economy improves, core inflation still remains exceptionally low by historical standards. Shorter-maturity U.S. TIPS lagged the broader TIPS market late in the reporting period as the positive effects from the commodity rally in the first quarter of 2014 was partially offset by financial markets pricing in a faster-than-expected pace of Fed tapering. Diversified commodities posted negative returns for the overall reporting period, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 2.10%.

■

Agency mortgage-backed securities (“MBS”) posted positive returns for the reporting period and outperformed like-duration U.S. Treasuries. However, the Fed’s tapering of Agency MBS during the first quarter of 2014 and the rise in interest rates during the summer of 2013 negatively impacted lower coupon 30-year MBS, with these securities underperforming like-duration U.S. Treasuries. At the current pace of quantitative easing, the Federal Reserve has outlined plans to conduct $25 billion in net MBS purchases in April versus $40 billion per month in 2013. Non-Agency MBS performance was strong as the sector continued to benefit from improving housing fundamentals and limited outstanding supply.

■

The U.S. investment grade credit market returned 1.02%, as measured by the Barclays U.S. Credit Index. Spreads narrowed to the lowest level since mid-2007, amid improving global growth fundamentals. The high yield sector posted positive returns, benefiting from an idyllic mix of robust inflows and light new supply during the reporting period. Bank loans also posted relatively healthy returns as investor demand for less interest rate sensitive assets remained strong.

■

Tax-exempt municipal bonds returned 0.39%, as represented by the Barclays Municipal Bond Index. Municipal bond market returns were driven by coupon income as municipal yields moved higher with U.S. Treasury rates. Municipal market demand exhibited weakness throughout the last three quarters of 2013, as municipal mutual funds recorded over $63 billion of outflows. This was somewhat mitigated by low supply conditions, as primary new issue supply

ANNUAL REPORT	MARCH 31, 2014	3

Chairman’s Letter (Cont.)

declined year-over-year, driven by a deterioration of refunding volume in the higher interest rate environment. Taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, declined 1.17% over the reporting period.

■

Emerging markets (“EM”) external debt outperformed U.S. Treasuries during the reporting period as carry mitigated moderate spread widening and rising U.S. Treasury yields. EM local debt, however, underperformed U.S. Treasuries due to weaker EM currencies and a rise in yields which weighed on returns for EM local assets.

■

U.S. equities returned 21.86%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 19.07%. The rally in developed market equities was encouraged by increased risk taking among investors in their search for higher-returning assets, and signs of continuing economic growth in the U.S. and Europe. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 1.43% as investors generally shunned EM equities in favor of their developed market counterparts.

On the following pages of this PIMCO Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected performance over the twelve-month reporting period ended March 31, 2014.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Important Information About the PIMCO CommodityRealReturn Strategy Fund®

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk, short sale risk, convertible securities risk, commodity risk, tax risk and subsidiary risk. A complete description of these and other risks is contained in the Fund’s prospectus. The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The

ANNUAL REPORT	MARCH 31, 2014	5

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 5% in the first year to 0% at the end of the sixth year. As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the individual Fund Summary page is as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The PIMCO CommodityRealReturn Strategy Fund® is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked

6	PIMCO COMMODITYREALRETURN STRATEGY FUND®

derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

The following table discloses the inception dates of the Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO CommodityRealReturn Strategy Fund®	06/28/02	06/28/02	04/30/08	02/14/03	11/29/02	11/29/02	11/29/02	11/29/02	03/12/10

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2014	7

PIMCO CommodityRealReturn Strategy Fund®

Cumulative Returns Through March 31, 2014

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	-7.76%	9.36%	2.39%	7.68%
PIMCO CommodityRealReturn Strategy Fund® Class P	-7.97%	9.18%	2.28%	7.57%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	-7.99%	9.05%	2.13%	7.40%
PIMCO CommodityRealReturn Strategy Fund® Class D	-8.21%	8.83%	1.89%	7.16%
PIMCO CommodityRealReturn Strategy Fund® Class A	-8.22%	8.83%	1.90%	7.16%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	-13.27%	7.61%	1.32%	6.64%
PIMCO CommodityRealReturn Strategy Fund® Class B	-8.84%	8.00%	1.27%	6.61%
PIMCO CommodityRealReturn Strategy Fund® Class B (adjusted)	-13.30%	7.72%	1.27%	6.61%
PIMCO CommodityRealReturn Strategy Fund® Class C	-9.03%	8.00%	1.13%	6.36%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	-9.92%	8.00%	1.13%	6.36%
PIMCO CommodityRealReturn Strategy Fund® Class R	-8.38%	8.51%	1.43%	6.64%
Dow Jones-UBS Commodity Index Total Return	-2.10%	4.24%	0.43%	4.15%
Lipper Commodities General Funds Average	-2.53%	5.72%	-0.32%	2.32%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 0.91% for Institutional Class shares, 1.01% for Class P shares, 1.16% for Administrative Class shares, 1.36% for Class D shares, 1.36% for Class A shares, 2.11% for Class B shares, 2.11% for Class C shares, and 1.61% for Class R shares.

8	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Institutional Class - PCRIX	Class P - PCRPX	Administrative Class - PCRRX	Class D - PCRDX
Class A - PCRAX	Class B - PCRBX	Class C - PCRCX	Class R - PCSRX

Allocation Breakdown‡

U.S. Treasury Obligations	78.5%
Sovereign Issues	9.2%
Short-Term Instruments	6.3%
Mortgage-Backed Securities	3.0%
Corporate Bonds & Notes	1.7%
Other	1.3%

‡	% of Total Investments as of 03/31/14

Portfolio Insights

»

The PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

»

The Fund seeks to outperform the Dow Jones-UBS Commodity Index Total Return by actively managing its commodity exposure, by holding U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral and by actively managing this collateral portfolio.

»	Exposure to commodities, via the Fund’s benchmark index, detracted from performance as this index posted negative returns for the reporting period.
»

The portfolio’s construction, which uses primarily U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, detracted from performance as U.S. TIPS underperformed the U.S. Treasury bill collateral rate embedded in the Dow Jones-UBS Commodity Index Total Return.

»	Exposure to inflation-linked bonds in Australia detracted from performance as the Australian inflation-linked market posted negative returns during the reporting period.

»	Exposure to Italian inflation-linked bonds benefited performance as inflation-linked bonds in Italy posted positive returns during the reporting period.

»	Exposure to nominal interest rates in Brazil detracted from performance as yields in Brazil rose during the reporting period.

»	Exposure to select residential mortgage-backed securities benefited performance as these securities generally posted positive returns over the reporting period.

ANNUAL REPORT	MARCH 31, 2014	9

Expense Example

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held from October 1, 2013 to March 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period *	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period *	Net Annualized Expense Ratio **
Institutional Class	$1,000.00	$1,051.90	$3.89	$1,000.00	$1,021.14	$3.83	0.76%
Class P	1,000.00	1,050.20	4.40	1,000.00	1,020.64	4.33	0.86
Administrative Class	1,000.00	1,049.00	5.16	1,000.00	1,019.90	5.09	1.01
Class D	1,000.00	1,049.00	6.18	1,000.00	1,018.90	6.09	1.21
Class A	1,000.00	1,049.10	6.18	1,000.00	1,018.90	6.09	1.21
Class B	1,000.00	1,044.70	9.99	1,000.00	1,015.16	9.85	1.96
Class C	1,000.00	1,045.10	9.99	1,000.00	1,015.16	9.85	1.96
Class R	1,000.00	1,048.00	7.45	1,000.00	1,017.65	7.34	1.46

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

10	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Benchmark Descriptions

Index	Description

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	11

Financial Highlights PIMCO CommodityRealReturn Strategy Fund®

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Institutional Class
03/31/2014	$6.57	$0.05	$(0.57)	$(0.52)	$(0.02)	$(0.09)	$(0.03)
03/31/2013	6.69	0.05	0.05	0.10	(0.15)	(0.07)	0.00
03/31/2012	9.69	0.15	(1.17)	(1.02)	(1.80)	(0.18)	0.00
03/31/2011	7.82	0.14	2.62	2.76	(0.89)	0.00	0.00
03/31/2010	6.26	0.26	2.02	2.28	(0.62)	(0.10)	0.00
Class P
03/31/2014	6.56	0.04	(0.57)	(0.53)	(0.02)	(0.09)	(0.03)
03/31/2013	6.68	0.03	0.06	0.09	(0.14)	(0.07)	0.00
03/31/2012	9.68	0.15	(1.18)	(1.03)	(1.79)	(0.18)	0.00
03/31/2011	7.82	0.13	2.61	2.74	(0.88)	0.00	0.00
03/31/2010	6.27	0.25	2.01	2.26	(0.61)	(0.10)	0.00
Administrative Class
03/31/2014	6.48	0.04	(0.57)	(0.53)	(0.01)	(0.09)	(0.03)
03/31/2013	6.59	0.02	0.06	0.08	(0.12)	(0.07)	0.00
03/31/2012	9.58	0.15	(1.19)	(1.04)	(1.77)	(0.18)	0.00
03/31/2011	7.75	0.12	2.58	2.70	(0.87)	0.00	0.00
03/31/2010	6.21	0.24	2.00	2.24	(0.60)	(0.10)	0.00
Class D
03/31/2014	6.49	0.02	(0.56)	(0.54)	(0.01)	(0.09)	(0.03)
03/31/2013	6.58	0.02	0.04	0.06	(0.08)	(0.07)	0.00
03/31/2012	9.56	0.12	(1.16)	(1.04)	(1.76)	(0.18)	0.00
03/31/2011	7.74	0.09	2.58	2.67	(0.85)	0.00	0.00
03/31/2010	6.20	0.22	2.00	2.22	(0.58)	(0.10)	0.00
Class A
03/31/2014	6.48	0.02	(0.56)	(0.54)	(0.01)	(0.09)	(0.03)
03/31/2013	6.56	0.03	0.04	0.07	(0.08)	(0.07)	0.00
03/31/2012	9.54	0.12	(1.16)	(1.04)	(1.76)	(0.18)	0.00
03/31/2011	7.72	0.09	2.58	2.67	(0.85)	0.00	0.00
03/31/2010	6.19	0.22	1.99	2.21	(0.58)	(0.10)	0.00

Please see footnotes on page 14.

12	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$(0.14)	$5.91	(7.76)%	$10,213,578	0.76%		0.90%		0.74%		0.88%		0.77%	49%
(0.22)	6.57	1.46	13,990,917	0.78		0.91		0.74		0.87		0.81	57
(1.98)	6.69	(10.98)	15,351,385	0.77		0.90		0.74		0.87		1.80	177
(0.89)	9.69	37.43	19,050,186	0.76		0.89		0.74		0.87		1.61	198
(0.72)	7.82	36.58	11,302,566	0.79		0.89		0.74		0.84		3.31	397

(0.14)	5.89	(7.97)	1,475,090	0.86		1.00		0.84		0.98		0.75	49
(0.21)	6.56	1.37	2,165,674	0.88		1.01		0.84		0.97		0.47	57
(1.97)	6.68	(11.10)	1,320,378	0.87		1.00		0.84		0.97		1.80	177
(0.88)	9.68	37.20	1,694,106	0.86		0.99		0.84		0.97		1.52	198
(0.71)	7.82	36.32	694,385	0.87		0.97		0.84		0.94		3.17	397

(0.13)	5.82	(7.99)	279,586	1.01		1.15		0.99		1.13		0.66	49
(0.19)	6.48	1.18	608,202	1.03		1.16		0.99		1.12		0.34	57
(1.95)	6.59	(11.25)	418,468	1.02		1.15		0.99		1.12		1.80	177
(0.87)	9.58	36.94	1,253,863	1.01		1.14		0.99		1.12		1.45	198
(0.70)	7.75	36.27	1,159,140	1.04		1.14		0.99		1.09		3.08	397

(0.13)	5.82	(8.21)	679,119	1.21		1.35		1.19		1.33		0.37	49
(0.15)	6.49	0.97	1,059,015	1.23		1.36		1.19		1.32		0.33	57
(1.94)	6.58	(11.32)	1,086,195	1.22	(b)	1.35	(b)	1.19	(b)	1.32	(b)	1.45	177
(0.85)	9.56	36.55	1,334,588	1.26		1.39		1.24		1.37		1.12	198
(0.68)	7.74	36.01	827,575	1.29		1.39		1.24		1.34		2.91	397

(0.13)	5.81	(8.22)	986,197	1.21		1.35		1.19		1.33		0.37	49
(0.15)	6.48	1.02	1,757,498	1.23		1.36		1.19		1.32		0.47	57
(1.94)	6.56	(11.34)	2,264,191	1.22	(b)	1.35	(b)	1.19	(b)	1.32	(b)	1.44	177
(0.85)	9.54	36.65	2,886,760	1.26		1.39		1.24		1.37		1.12	198
(0.68)	7.72	35.92	1,782,541	1.29		1.39		1.24		1.34		2.91	397

Please see footnotes on page 14.

ANNUAL REPORT	MARCH 31, 2014	13

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Class B
03/31/2014	$6.33	$(0.02)	$(0.55)	$(0.57)	$(0.00)^	$(0.09)	$(0.02)
03/31/2013	6.42	(0.01)	0.02	0.01	(0.03)	(0.07)	0.00
03/31/2012	9.38	0.07	(1.15)	(1.08)	(1.70)	(0.18)	0.00
03/31/2011	7.60	0.03	2.54	2.57	(0.79)	0.00	0.00
03/31/2010	6.11	0.17	1.94	2.11	(0.52)	(0.10)	0.00
Class C
03/31/2014	6.30	(0.02)	(0.56)	(0.58)	(0.00)^	(0.09)	(0.02)
03/31/2013	6.39	(0.02)	0.04	0.02	(0.04)	(0.07)	0.00
03/31/2012	9.36	0.05	(1.14)	(1.09)	(1.70)	(0.18)	0.00
03/31/2011	7.59	0.03	2.53	2.56	(0.79)	0.00	0.00
03/31/2010	6.10	0.16	1.96	2.12	(0.53)	(0.10)	0.00
Class R
03/31/2014	6.39	(0.01)	(0.53)	(0.54)	(0.02)	(0.09)	(0.02)
03/31/2013	6.50	(0.02)	0.07	0.05	(0.09)	(0.07)	0.00
03/31/2012	9.48	0.06	(1.11)	(1.05)	(1.75)	(0.18)	0.00
03/31/2011	7.70	0.12	2.52	2.64	(0.86)	0.00	0.00
03/12/2010 - 03/31/2010	7.93	0.00	(0.03)	(0.03)	(0.20)	0.00	0.00

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than on cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.

14	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$(0.11)	$5.65	(8.84)%	$9,822	1.96%		2.10%		1.94%		2.08%		(0.28)%	49%
(0.10)	6.33	0.18	20,206	1.98		2.11		1.94		2.07		(0.11)	57
(1.88)	6.42	(12.02)	48,818	1.97	(b)	2.10	(b)	1.94	(b)	2.07	(b)	0.82	177
(0.79)	9.38	35.69	100,191	2.01		2.14		1.99		2.12		0.41	198
(0.62)	7.60	34.76	102,718	2.04		2.14		1.99		2.09		2.32	397

(0.11)	5.61	(9.03)	421,498	1.96		2.10		1.94		2.08		(0.34)	49
(0.11)	6.30	0.37	746,739	1.98		2.11		1.94		2.07		(0.37)	57
(1.88)	6.39	(12.11)	896,713	1.97	(b)	2.10	(b)	1.94	(b)	2.07	(b)	0.68	177
(0.79)	9.36	35.71	1,167,646	2.01		2.14		1.99		2.12		0.39	198
(0.63)	7.59	34.89	751,143	2.04		2.14		1.99		2.09		2.17	397

(0.13)	5.72	(8.38)	54,824	1.46		1.60		1.44		1.58		(0.20)	49
(0.16)	6.39	0.69	29,625	1.48		1.61		1.44		1.57		(0.28)	57
(1.93)	6.50	(11.54)	11,144	1.47	(b)	1.60	(b)	1.44	(b)	1.57	(b)	0.77	177
(0.86)	9.48	36.32	4,596	1.51		1.64		1.49		1.62		1.27	198
(0.20)	7.70	(0.42)	10	1.50	*	1.60	*	1.49	*	1.59	*	3.63 *	397

ANNUAL REPORT	MARCH 31, 2014	15

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$15,769,129
Investments in Affiliates	206
Financial Derivative Instruments
Exchange-traded or centrally cleared	23,960
Over the counter	116,770
Deposits with counterparty	54,935
Foreign currency, at value	9,858
Receivable for investments sold	472,004
Receivable for Fund shares sold	12,697
Interest and dividends receivable	49,361
Dividends receivable from Affiliates	3
Reimbursement receivable from PIMCO	2,300
16,511,223
Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$949,590
Payable for sale-buyback transactions	734,923
Payable for short sales	3,118
Financial Derivative Instruments
Exchange-traded or centrally cleared	20,761
Over the counter	82,081
Payable for investments purchased	487,919
Payable for investments in Affiliates purchased	3
Deposits from counterparty	74,900
Payable for Fund shares redeemed	22,882
Overdraft due to custodian	3,321
Accrued investment advisory fees	7,193
Accrued supervisory and administrative fees	3,971
Accrued distribution fees	464
Accrued servicing fees	304
Other liabilities	79
2,391,509
Net Assets	$14,119,714
Net Assets Consist of:
Paid in capital	$14,302,306
(Overdistributed) net investment income	(152,478)
Accumulated undistributed net realized (loss)	(260,227)
Net unrealized appreciation	230,113
$14,119,714
Cost of Investments in Securities	$15,610,908
Cost of Investments in Affiliates	$206
Cost of Foreign Currency Held	$9,855
Proceeds Received on Short Sales	$3,118
Cost or Premiums of Financial Derivative Instruments, net	$(12,126)

* Includes repurchase agreements of:	$80,611

16	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2014

Net Assets:
Institutional Class	$10,213,578
Class P	1,475,090
Administrative Class	279,586
Class D	679,119
Class A	986,197
Class B	9,822
Class C	421,498
Class R	54,824
Shares Issued and Outstanding:
Institutional Class	1,729,529
Class P	250,305
Administrative Class	48,034
Class D	116,703
Class A	169,861
Class B	1,739
Class C	75,103
Class R	9,590
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$5.91
Class P	5.89
Administrative Class	5.82
Class D	5.82
Class A	5.81
Class B	5.65
Class C	5.61
Class R	5.72

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2014	17

Consolidated Statement of Operations PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2014
(Amounts in thousands)

Investment Income:
Interest	$251,477
Dividends	1,563
Dividends from Investments in Affiliates	309
Miscellaneous income	2
Total Income	253,351

Expenses:
Investment advisory fees	96,573
Supervisory and administrative fees	54,688
Distribution and/or servicing fees - Administrative Class	851
Distribution and/or servicing fees - Class D	2,025
Distribution fees - Class B	99
Distribution fees - Class C	4,033
Distribution fees - Class R	106
Servicing fees - Class A	3,355
Servicing fees - Class B	33
Servicing fees - Class C	1,344
Servicing fees - Class R	106
Trustees fees	38
Interest expense	2,835
Total Expenses	166,086
Waiver and/or Reimbursement by PIMCO	(23,150)
Net Expenses	142,936

Net Investment Income	110,415

Net Realized Gain (Loss):
Investments in securities	(215,151)
Investments in Affiliates	95
Exchange-traded or centrally cleared financial derivative instruments	(145,945)
Over the counter financial derivative instruments	(724,867)
Foreign currency	(14,596)
Net Realized (Loss)	(1,100,464)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,030,108)
Investments in Affiliates	(72)
Exchange-traded or centrally cleared financial derivative instruments	29,648
Over the counter financial derivative instruments	152,181
Foreign currency assets and liabilities	466
Net Change in Unrealized (Depreciation)	(847,885)
Net (Loss)	(1,948,349)

Net (Decrease) in Net Assets Resulting from Operations	$(1,837,934)

18	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$110,415	$136,318
Net realized (loss)	(1,100,464)	(338,687)
Net change in unrealized appreciation (depreciation)	(847,885)	493,510
Net increase (decrease) resulting from operations	(1,837,934)	291,141

Distributions to Shareholders:
From net investment income
Institutional Class	(58,036)	(318,302)
Class P	(6,951)	(39,191)
Administrative Class	(941)	(11,224)
Class D	(2,549)	(13,362)
Class A	(4,184)	(21,491)
Class B	(7)	(169)
Class C	(299)	(5,830)
Class R	(35)	(225)
From net realized capital gains
Institutional Class	(173,946)	(140,378)
Class P	(23,493)	(19,535)
Administrative Class	(5,318)	(6,553)
Class D	(11,860)	(10,900)
Class A	(19,622)	(18,611)
Class B	(183)	(254)
Class C	(7,825)	(8,553)
Class R	(781)	(225)
Tax basis return of capital
Institutional Class	(51,354)	0
Class P	(7,060)	0
Administrative Class	(1,495)	0
Class D	(3,565)	0
Class A	(5,904)	0
Class B	(58)	0
Class C	(2,365)	0
Class R	(187)	0

Total Distributions	(388,018)	(614,803)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(4,032,210)	(695,754)

Total (Decrease) in Net Assets	(6,258,162)	(1,019,416)

Net Assets:
Beginning of year	20,377,876	21,397,292
End of year*	$14,119,714	$20,377,876

* Including undistributed (overdistributed) net investment income of:	$(152,478)	$71,500

**	See Note 13 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2014	19

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2014 (Amounts in thousands)	PIMCO CommodityRealReturn Strategy Fund®
Cash flows provided by operating activities:
Net (decrease) in net assets resulting from operations	$(1,837,934)

Adjustments to reconcile net (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(9,171,061)
Proceeds from sales of long-term securities	15,385,511
Purchases of short-term portfolio investments, net	(183,343)
(Increase) in deposits with counterparty	(54,922)
(Increase) in receivable for investments sold	(436,475)
Decrease in interest and dividends receivable	16,867
(Increase) in exchange-traded or centrally cleared derivatives	(124,364)
(Increase) in over the counter derivatives	(740,809)
(Increase) in reimbursement receivable from PIMCO	(544)
Increase in payable for investments purchased	483,420
(Decrease) in deposits from counterparty	(25,316)
(Decrease) in accrued investment advisory fees	(2,463)
(Decrease) in accrued supervisory and administrative fees	(1,620)
(Decrease) in accrued distribution fee	(399)
(Decrease) in accrued servicing fee	(238)
Payments on short sales transactions, net	(67)
Payments on currency transactions	(14,132)
Net Realized (Gain) Loss
Investments in securities	215,151
Investments in Affiliates	(95)
Exchange-traded or centrally cleared financial derivative instruments	145,945
Over the counter financial derivative instruments	724,867
Foreign currency	14,596
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	1,030,108
Investments in Affiliates	72
Exchange-traded or centrally cleared financial derivative instruments	(29,648)
Over the counter financial derivative instruments	(152,181)
Foreign currency assets and liabilities	(466)
Net amortization (accretion) on investments	254,593
Net cash provided by operating activities	5,495,053

Cash flows (used for) financing activities:
Proceeds from shares sold	7,502,156
Payments on shares redeemed	(11,830,305)
Increase in overdraft due to custodian	3,321
Cash dividend paid*	(61,360)
Proceeds from reverse repurchase agreements	12,924,652
Payments on reverse repurchase agreements	(14,385,694)
Proceeds from sale-buyback transactions	13,552,695
Payments on sale-buyback transactions	(13,196,085)
Proceeds from deposits from counterparty	22,695
Payments on deposits from counterparty	(27,844)
Net cash (used for) financing activities	(5,495,769)

Net (Decrease) in Cash and Foreign Currency	(716)
Cash and Foreign Currency:
Beginning of year	10,574
End of year	$9,858
* Reinvestment of dividends	$326,658

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$4,180

20	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund®

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.7%

BANK LOAN OBLIGATIONS 0.1%
AES Corp.
3.750% due 06/01/2018	$333	$335
HCA, Inc.
2.653% due 05/01/2016	7,643	7,651
Iasis Healthcare LLC
4.500% due 05/03/2018	9,702	9,752

Total Bank Loan Obligations (Cost $17,634)		17,738

CORPORATE BONDS & NOTES 1.8%

BANKING & FINANCE 1.0%
Abbey National Treasury Services PLC
1.819% due 04/25/2014	33,800	33,835
Ally Financial, Inc.
0.000% due 06/15/2015	2,600	2,525
2.436% due 12/01/2014	1,100	1,107
Banco Santander Brasil S.A.
4.250% due 01/14/2016	14,500	15,098
Credit Agricole Home Loan SFH
0.987% due 07/21/2014	57,200	57,314
Eksportfinans ASA
2.375% due 05/25/2016	3,000	2,978
Export-Import Bank of Korea
4.000% due 01/29/2021	2,000	2,113
International Lease Finance Corp.
6.500% due 09/01/2014	3,500	3,587
Qatari Diar Finance Co.
5.000% due 07/21/2020	1,500	1,673
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017	300	311
5.499% due 07/07/2015	3,000	3,120
5.717% due 06/16/2021	200	203
SLM Corp. CPI Linked Bond
1.690% due 10/01/2014	560	554
1.690% due 11/01/2016	700	687
Stone Street Trust
5.902% due 12/15/2015	2,000	2,153
Turkiye Garanti Bankasi A/S
2.737% due 04/20/2016	15,700	15,386
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023	600	572

		143,216

INDUSTRIALS 0.2%
Anglo American Capital PLC
9.375% due 04/08/2014	1,000	1,001

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Canadian Natural Resources Ltd.
0.609% due 03/30/2016		$6,100	$6,100
D.R. Horton, Inc.
5.625% due 01/15/2016		5,000	5,356
DISH DBS Corp.
6.625% due 10/01/2014		850	873
Lennar Corp.
5.500% due 09/01/2014		1,200	1,224
5.600% due 05/31/2015		3,000	3,143
New York Times Co.
5.000% due 03/15/2015		1,000	1,031
Noble Group Ltd.
4.875% due 08/05/2015		6,400	6,646
Tate & Lyle International Finance PLC
6.625% due 06/15/2016		3,500	3,909
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		3,073	3,573
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018		200	221

			33,077

UTILITIES 0.6%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		500	586
AT&T, Inc.
0.654% due 03/30/2017		33,100	33,105
Electricite de France
0.694% due 01/20/2017		6,800	6,826
1.150% due 01/20/2017		2,100	2,098
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022		1,400	1,244
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		32,310	33,683
Qtel International Finance Ltd.
3.375% due 10/14/2016		1,000	1,052
5.000% due 10/19/2025		1,300	1,362
Rosneft Finance S.A.
6.250% due 02/02/2015		100	103
6.625% due 03/20/2017		1,900	2,045
7.500% due 07/18/2016		400	435
Rosneft Oil Co. via Rosneft International Finance Ltd.
3.149% due 03/06/2017		2,700	2,660
Tokyo Electric Power Co., Inc.
1.500% due 05/30/2014	JPY	39,000	377
1.850% due 07/28/2014		39,000	377
5.050% due 11/28/2014		10,000	99

			86,052

Total Corporate Bonds & Notes (Cost $257,388)			262,345

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.5%
Fannie Mae
0.284% due 03/25/2036	$408	$385
0.599% due 02/25/2037	5,341	5,345
2.366% due 05/01/2035	292	313
2.507% due 05/01/2036	53	56
3.000% due 05/01/2044 †	1,000	963
4.000% due 07/01/2019	5,347	5,665
Freddie Mac
0.385% due 02/15/2019	4,513	4,520
0.425% due 01/15/2037	26	26
2.565% due 06/01/2033	315	337
2.666% due 01/01/2034	432	462
Ginnie Mae
0.455% due 01/16/2031	22	22
NCUA Guaranteed Notes
0.606% due 10/07/2020	8,815	8,870
0.716% due 12/08/2020	43,089	43,502
Small Business Administration
5.902% due 02/10/2018	1,865	2,027

Total U.S. Government Agencies (Cost $71,563)		72,493

U.S. TREASURY OBLIGATIONS 87.6%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (i)	302,042	310,431
0.125% due 04/15/2016 (g)†	264,903	272,260
0.125% due 04/15/2017	435,198	447,829
0.125% due 04/15/2018 (e)(g)(i)	1,586,622	1,624,428
0.125% due 01/15/2022 †	50,635	49,650
0.125% due 07/15/2022 †	1,017	997
0.500% due 04/15/2015 (e)(g)†	519,436	530,352
0.625% due 07/15/2021 †	1,016,643	1,047,738
1.125% due 01/15/2021	198,789	211,167
1.250% due 07/15/2020	1,179,820	1,272,546
1.375% due 07/15/2018 (i)	110,185	119,663
1.375% due 01/15/2020	401,598	434,448
1.625% due 01/15/2015 (g)(i)	464,360	476,658
1.625% due 01/15/2015 (g)†	255,438	262,203
1.625% due 01/15/2018	327,562	355,853
1.875% due 07/15/2015 †	510,190	535,261
1.875% due 07/15/2019 (g)†	612,881	682,835
2.000% due 07/15/2014 (g)(i)	196,048	199,341
2.000% due 07/15/2014 (g)†	324,322	329,769
2.000% due 01/15/2016 (e)	244,051	259,142
2.000% due 01/15/2016 †	111,242	118,121
2.125% due 01/15/2019	118,415	132,365
2.125% due 01/15/2019 (g)†	288,683	322,693
2.375% due 01/15/2017	227,016	248,796
2.500% due 07/15/2016 (e)(i)	1,030,782	1,125,243
2.500% due 07/15/2016 †	1,042	1,138
2.625% due 07/15/2017 (e)(i)	767,210	859,695

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
0.250% due 08/31/2014 †		$2,032	$2,034
0.250% due 01/31/2015 †		106,949	107,076
0.250% due 02/28/2015 †		32,900	32,937

Total U.S. Treasury Obligations (Cost $12,283,782)			12,372,669

MORTGAGE-BACKED SECURITIES 3.4%
Adjustable Rate Mortgage Trust
2.780% due 09/25/2035		2,529	2,287
4.906% due 10/25/2035		2,870	2,614
American Home Mortgage Assets Trust
0.344% due 05/25/2046		332	244
1.054% due 11/25/2046		8,209	4,499
American Home Mortgage Investment Trust
1.830% due 09/25/2045		1,300	1,252
Arran Residential Mortgages Funding PLC
1.737% due 11/19/2047	EUR	4,795	6,697
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051		$10,140	11,058
5.598% due 06/10/2049		7,100	7,832
5.611% due 04/10/2049		143	145
5.731% due 05/10/2045		9,700	10,507
5.825% due 02/10/2051		5,641	6,282
5.889% due 07/10/2044		590	639
Banc of America Funding Corp.
0.447% due 05/20/2035		400	274
2.807% due 01/20/2047 ^		500	391
5.316% due 05/20/2036		1,114	1,089
Banc of America Mortgage Securities, Inc.
2.807% due 12/25/2034		2,772	2,805
Banc of America Mortgage Trust
2.614% due 03/25/2035		972	909
2.736% due 07/25/2035		2,225	2,078
5.199% due 01/25/2035		54	54
6.500% due 09/25/2033		16	16
Banc of America Re-REMIC Trust
5.668% due 02/17/2051		8,081	8,658
BCAP LLC Trust
0.324% due 01/25/2037 ^		2,165	1,624
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035		1,913	1,949
2.430% due 02/25/2036 ^		862	616
2.498% due 05/25/2033		67	68
2.654% due 10/25/2035		2,650	2,620
2.836% due 01/25/2035		5,425	5,463
4.732% due 07/25/2034		1,415	1,401
5.196% due 03/25/2035		278	278

22	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Alt-A Trust
0.314% due 02/25/2034	$1,428	$1,366
2.322% due 09/25/2034	917	920
2.676% due 09/25/2035	769	683
Chase Mortgage Finance Trust
2.549% due 03/25/2037	2,954	2,743
4.948% due 12/25/2035	4,286	4,197
5.500% due 12/25/2022	2,191	2,194
5.639% due 09/25/2036	2,315	2,119
Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035	535	538
2.200% due 09/25/2035	3,154	3,155
2.290% due 09/25/2035	3,242	3,219
2.500% due 10/25/2035	3,207	3,133
2.500% due 03/25/2036	372	348
2.540% due 05/25/2035	772	758
2.582% due 12/25/2035 ^	743	518
5.249% due 08/25/2035	1,495	1,482
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	718	612
Commercial Mortgage Trust
3.156% due 07/10/2046	13,295	13,636
5.799% due 12/10/2049	3,680	4,139
Countrywide Alternative Loan Trust
0.324% due 05/25/2047	7,404	6,416
0.334% due 05/25/2047	3,579	2,995
0.337% due 02/20/2047	9,292	6,697
0.352% due 12/20/2046	758	555
0.364% due 07/25/2046	294	248
1.039% due 12/25/2035	1,201	934
5.345% due 11/25/2035 ^	729	596
5.500% due 10/25/2033	1,335	1,412
5.750% due 03/25/2037 ^	725	612
6.500% due 08/25/2032	1,355	1,370
Countrywide Home Loan Mortgage Pass-Through Trust
0.474% due 03/25/2035	136	121
2.518% due 04/20/2035	1,488	1,521
2.656% due 09/25/2033	1,282	1,285
2.672% due 09/25/2047 ^	1,577	1,337
4.750% due 07/25/2014	1	1
4.820% due 11/20/2034	670	633
5.050% due 10/20/2035	722	609
5.500% due 11/25/2035 ^	342	329
5.500% due 04/25/2038	1,416	1,432
Countrywide Home Loan Reperforming Trust
0.494% due 06/25/2035	2,372	2,143
Credit Suisse First Boston Mortgage Securities Corp.
2.326% due 04/25/2034	3,777	3,915
Deutsche ALT-A Securities, Inc.
5.500% due 12/25/2035 ^	1,035	890
Deutsche ALT-B Securities, Inc.
0.254% due 10/25/2036 ^	272	163

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche Mortgage Securities, Inc.
5.229% due 06/26/2035		$5,564	$5,588
Eurosail PLC
1.790% due 10/17/2040	EUR	6,350	8,742
First Horizon Mortgage Pass-Through Trust
2.603% due 10/25/2035		$722	712
5.000% due 10/25/2020		104	106
Gosforth Funding PLC
1.971% due 04/24/2047	GBP	4,693	7,922
Granite Master Issuer PLC
0.434% due 12/20/2054	EUR	1,427	1,955
0.514% due 12/20/2054		3,050	4,183
Granite Mortgages PLC
0.589% due 06/20/2044		281	386
0.637% due 01/20/2044		$495	493
0.682% due 01/20/2044	EUR	495	683
0.737% due 07/20/2043		$2,177	2,170
GS Mortgage Securities Trust
3.849% due 12/10/2043		8,874	9,371
4.592% due 08/10/2043		1,400	1,536
5.162% due 12/10/2043		10,000	11,307
5.560% due 11/10/2039		2,379	2,597
GSR Mortgage Loan Trust
2.554% due 11/25/2035 ^		592	504
2.617% due 11/25/2035		2,680	2,623
2.650% due 09/25/2035		1,673	1,702
5.005% due 11/25/2035 ^		4,768	4,472
HarborView Mortgage Loan Trust
0.336% due 07/19/2046		10,467	7,421
0.376% due 05/19/2035		1,327	1,163
0.406% due 01/19/2036		3,009	2,078
4.897% due 08/19/2036 ^		861	792
HomeBanc Mortgage Trust
0.334% due 12/25/2036		816	712
0.424% due 10/25/2035		5,179	4,624
5.480% due 04/25/2037 ^		805	657
IndyMac Mortgage Loan Trust
0.334% due 07/25/2047		4,101	2,996
0.344% due 09/25/2046		6,876	5,910
2.531% due 10/25/2034		1,118	1,098
2.644% due 06/25/2035 ^		625	524
4.608% due 09/25/2035		711	636
JPMorgan Chase Commercial Mortgage Securities Trust
3.341% due 07/15/2046		2,900	3,033
3.673% due 02/15/2046		6,200	6,489
3.853% due 06/15/2043		3,964	4,077
5.336% due 05/15/2047		110	120
5.440% due 06/12/2047		730	802
5.794% due 02/12/2051		9,500	10,627
JPMorgan Mortgage Trust
2.440% due 06/25/2036		2,497	2,270
2.497% due 07/27/2037		914	792

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.686% due 07/25/2035	$441	$445
2.714% due 07/25/2034	315	315
5.009% due 06/25/2035	516	521
5.054% due 06/25/2035	1,150	1,165
5.081% due 11/25/2035	870	840
5.219% due 07/25/2035	474	489
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	3,750	4,121
5.430% due 02/15/2040	2,080	2,295
5.866% due 09/15/2045	1,510	1,708
Luminent Mortgage Trust
0.324% due 12/25/2036	5,095	3,966
0.354% due 10/25/2046	1,655	1,463
MASTR Adjustable Rate Mortgages Trust
0.394% due 05/25/2037	681	459
Merrill Lynch Alternative Note Asset Trust
0.454% due 03/25/2037	1,230	539
2.827% due 06/25/2037 ^	878	585
Merrill Lynch Mortgage Investors Trust
1.596% due 10/25/2035	3,136	3,082
2.457% due 06/25/2035	1,446	1,421
2.993% due 05/25/2034	532	532
5.062% due 09/25/2035	583	562
5.374% due 05/25/2036	2,285	2,294
5.417% due 12/25/2035	378	359
Merrill Lynch Mortgage Trust
5.657% due 05/12/2039	10,170	10,976
5.841% due 06/12/2050	3,615	3,717
Merrill Lynch Mortgage-Backed Securities Trust
2.765% due 04/25/2037 ^	3,100	2,618
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	2,200	2,461
Morgan Stanley Capital Trust
5.447% due 02/12/2044	3,470	3,821
5.610% due 04/15/2049	1,416	1,442
5.908% due 06/11/2049	11,162	12,460
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035	286	292
Morgan Stanley Re-REMIC Trust
5.819% due 08/12/2045	2,890	3,204
5.819% due 08/15/2045	4,116	4,568
OBP Depositor LLC Trust
4.646% due 07/15/2045	2,000	2,203
RBSSP Resecuritization Trust
2.324% due 12/26/2036	2,391	2,411
Residential Accredit Loans, Inc. Trust
0.454% due 08/25/2035	2,025	1,608
2.295% due 04/25/2035	487	484
3.202% due 08/25/2035 ^	620	361
3.550% due 02/25/2036 ^	635	462
Residential Asset Securitization Trust
5.000% due 08/25/2019	263	271
6.250% due 10/25/2036 ^	1,330	1,201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Funding Mortgage Securities, Inc. Trust
3.068% due 09/25/2035 ^		$2,942	$2,446
5.364% due 06/25/2035		657	649
6.500% due 03/25/2032		794	838
Sequoia Mortgage Trust
0.856% due 10/19/2026		85	84
2.408% due 01/20/2047 ^		1,512	1,313
Silenus European Loan Conduit Ltd.
0.438% due 05/15/2019	EUR	984	1,329
Structured Adjustable Rate Mortgage Loan Trust
0.474% due 10/25/2035		$2,113	1,856
2.416% due 04/25/2035		5,397	5,273
5.507% due 02/25/2036 ^		740	609
Structured Asset Mortgage Investments Trust
0.344% due 06/25/2036		690	560
0.374% due 05/25/2046		4,949	2,807
0.406% due 07/19/2035		3,328	3,313
Structured Asset Securities Corp.
2.646% due 10/28/2035		941	891
Vornado DP LLC Trust
4.004% due 09/13/2028		9,000	9,544
Wachovia Bank Commercial Mortgage Trust
0.235% due 06/15/2020		3,276	3,248
5.088% due 08/15/2041		7,298	7,354
Wachovia Mortgage Loan Trust LLC
2.641% due 08/20/2035		2,077	1,896
WaMu Mortgage Pass-Through Certificates
0.869% due 01/25/2047		5,247	4,310
0.889% due 04/25/2047		7,348	6,629
0.939% due 12/25/2046		2,127	1,983
1.111% due 06/25/2046		345	339
1.129% due 08/25/2046		1,192	1,031
1.331% due 11/25/2042		311	302
2.284% due 11/25/2046		1,400	1,340
2.324% due 02/25/2037 ^		5,601	4,735
2.355% due 09/25/2036 ^		3,297	2,948
2.403% due 04/25/2035		3,200	3,127
2.420% due 09/25/2035		3,800	3,522
5.890% due 08/25/2046		6,025	5,518
Wells Fargo Mortgage-Backed Securities Trust
2.613% due 03/25/2036		308	306
2.614% due 03/25/2036		7,563	7,365
2.615% due 01/25/2035		1,284	1,259
2.616% due 04/25/2036		1,711	1,652
2.618% due 09/25/2034		1,278	1,314
2.618% due 06/25/2035		2,520	2,578
2.624% due 04/25/2036		1,583	1,577
4.996% due 03/25/2036		739	753
5.173% due 10/25/2035		3,390	3,383
5.500% due 05/25/2022		1,239	1,268
5.568% due 04/25/2036		3,072	3,040

Total Mortgage-Backed Securities (Cost $428,792)			476,206

24	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.8%
ACE Securities Corp. Home Equity Loan Trust
0.214% due 10/25/2036		$49	$17
AIMCO CLO
0.487% due 10/20/2019		1,834	1,823
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.354% due 08/25/2035		165	164
0.674% due 05/25/2034		2,008	1,781
Ares CLO Ltd.
0.462% due 03/12/2018		1,990	1,990
Asset-Backed Securities Corp. Home Equity Loan Trust
0.784% due 09/25/2034		1,517	1,397
Avenue CLO Ltd.
0.496% due 10/30/2017		392	393
Babson CLO Ltd.
0.487% due 11/10/2019		4,376	4,352
Bear Stearns Asset-Backed Securities Trust
1.154% due 10/25/2037		2,902	2,707
BlackRock Senior Income Series Corp.
0.477% due 04/20/2019		1,820	1,797
Carrington Mortgage Loan Trust
0.354% due 06/25/2037		861	845
Citibank Omni Master Trust
2.905% due 08/15/2018		21,800	22,014
Citigroup Mortgage Loan Trust, Inc.
0.234% due 01/25/2037		106	55
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		205	207
Countrywide Asset-Backed Certificates
0.304% due 02/25/2037		3,631	3,248
0.404% due 04/25/2036		2,656	2,602
0.444% due 08/25/2036		2,400	1,852
4.679% due 04/25/2036		4,019	4,059
Dryden Leveraged Loan CDO
0.486% due 05/22/2017		797	797
0.635% due 08/08/2022	EUR	4,870	6,598
Equity One Mortgage Pass-Through Trust
0.454% due 04/25/2034		$45	39
First Franklin Mortgage Loan Trust
0.534% due 09/25/2035		228	227
0.594% due 04/25/2035		557	556
Galaxy CLO Ltd.
0.479% due 04/25/2019		1,842	1,833
GSAA Home Equity Trust
0.454% due 03/25/2037		1,286	786
GSAMP Trust
0.524% due 03/25/2047		2,500	1,496
Harbourmaster CLO BV
0.564% due 06/15/2020	EUR	223	306

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSI Asset Securitization Corp. Trust
0.204% due 10/25/2036		$75	$39
0.424% due 02/25/2036		2,381	1,796
ING Investment Management CLO Ltd.
0.506% due 12/01/2017		552	546
Jubilee CDO BV
0.730% due 10/15/2019	EUR	2,217	3,051
Morgan Stanley ABS Capital, Inc. Trust
0.214% due 05/25/2037		$1,291	796
0.624% due 07/25/2035		350	306
Morgan Stanley Home Equity Loan Trust
0.859% due 12/25/2034		843	842
Morgan Stanley IXIS Real Estate Capital Trust
0.204% due 11/25/2036		9	4
Morgan Stanley Mortgage Loan Trust
0.514% due 04/25/2037		1,157	654
Mountain View Funding CLO Ltd.
0.499% due 04/15/2019		1,315	1,306
MSIM Peconic Bay Ltd.
0.517% due 07/20/2019		726	727
Octagon Investment Partners Ltd.
0.533% due 11/28/2018		892	887
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.414% due 07/25/2035		20	20
Option One Mortgage Loan Trust
0.954% due 02/25/2035		906	889
Pacifica CDO Corp.
0.499% due 01/26/2020		1,369	1,364
Park Place Securities, Inc.
0.414% due 09/25/2035		401	395
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.654% due 07/25/2035		500	476
1.129% due 10/25/2034		2,500	2,412
1.144% due 09/25/2034		977	878
Popular ABS Mortgage Pass-Through Trust
0.584% due 06/25/2035		5,524	5,327
Sherwood Castle Funding PLC
0.701% due 06/15/2016	GBP	1,000	1,664
SLM Student Loan Trust
2.350% due 04/15/2039		$85	85
3.200% due 05/16/2044		2,086	2,165
3.405% due 05/16/2044		12,357	13,167
Soundview Home Loan Trust
0.214% due 11/25/2036		660	254
0.294% due 12/25/2036		983	960
Structured Asset Investment Loan Trust
0.514% due 10/25/2035		1,235	1,198

Total Asset-Backed Securities (Cost $100,707)			106,149

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 10.2%
Australia Government Bond
5.250% due 03/15/2019	AUD	71,300	$71,552
5.500% due 04/21/2023		107,100	110,690
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	996,600	317,669
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2014		10,083	10,749
6.000% due 05/15/2015		4,400	4,733
10.000% due 01/01/2021		548,090	214,446
10.000% due 01/01/2023		5,700	2,180
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)	EUR	56,398	81,121
2.100% due 09/15/2017 (b)		42,534	62,061
2.100% due 09/15/2021 (b)		17,146	24,450
3.100% due 09/15/2026 (b)		3,147	4,713
4.750% due 09/15/2016		11,900	17,882
5.250% due 08/01/2017		23,300	36,148
Mexico Government International Bond
3.570% due 06/29/2017	MXN	96,400	7,370
Mexico Government International Inflation Linked Bond
3.560% due 01/30/2020		776,600	59,307
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	12,800	14,009
2.750% due 11/20/2025		30,550	36,105
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	4,875	4,034
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	109,220	158,726
Slovenia Government International Bond
4.700% due 11/01/2016		29,730	44,548
Spain Government International Bond
3.800% due 04/30/2024		114,100	164,751

Total Sovereign Issues (Cost $1,438,392)			1,447,244

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Ally Financial, Inc.
7.000% due 04/30/2014 (c)		7,750	7,693
GMAC Capital Trust
8.125% due 02/15/2040		500,000	13,650

Total Preferred Securities (Cost $19,790)			21,343

SHORT-TERM INSTRUMENTS 7.1%

REPURCHASE AGREEMENTS (d) 0.6%
			80,611

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 2.8%
Fannie Mae
0.080% due 07/14/2014 †	$70,800	$70,794
0.090% due 06/16/2014 †	21,700	21,699
0.100% due 06/05/2014 †	53,400	53,398
0.120% due 09/24/2014 †	27,700	27,695
Federal Home Loan Bank
0.050% due 05/06/2014 †	3,100	3,100
0.069% due 05/14/2014 †	1,500	1,500
0.070% due 05/02/2014 - 06/04/2014 †	69,900	69,898
0.098% due 09/19/2014 †	100,000	99,981
Freddie Mac
0.110% due 11/18/2014 - 11/19/2014 †	44,500	44,482

		392,547

U.S. TREASURY BILLS 3.7%
0.078% due 04/10/2014 - 03/05/2015 (a)(e)(g)(i)†	520,054	519,784

Total Short-Term Instruments (Cost $992,860)		992,942

Total Investments in Securities (Cost $15,610,908)		15,769,129

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio	8,513	85
PIMCO Short-Term Floating NAV Portfolio III	12,053	121

Total Short-Term Instruments (Cost $206)		206

Total Investments in Affiliates (Cost $206)		206

Total Investments 111.7% (Cost $15,611,114)		$15,769,335

Financial Derivative Instruments (f)(h) 0.3% (Cost or Premiums, net $(12,126))		37,888

Other Assets and Liabilities, Net (12.0%)		(1,687,509)

Net Assets 100.0%		$14,119,714

26	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2014

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080% †	03/31/2014	04/01/2014	$8,200	U.S. Treasury Bonds 4.500% due 08/15/2039	$(8,400)	$8,200	$8,200
MSC	0.080% †	03/31/2014	04/01/2014	69,300	U.S. Treasury Notes 0.875% due 09/15/2016	(70,772)	69,300	69,300
SSB	0.000%	03/31/2014	04/01/2014	3,111	Fannie Mae 2.260% due 10/17/2022	(3,175)	3,111	3,111

Total Repurchase Agreements						$(82,347)	$80,611	$80,611

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.110%	03/14/2014	04/15/2014	$(31,651)	$(31,653)
	0.140%	03/19/2014	04/09/2014	(211,523)	(211,533)
	0.150%	03/21/2014	04/07/2014	(207,000)	(207,010)
GRE	0.150%	03/13/2014	04/14/2014	(34,903)	(34,906)
RDR	0.140%	03/20/2014	04/10/2014	(209,585)	(209,595)
	0.150%	03/11/2014	04/10/2014	(129,922)	(129,933)
TDM	0.200%	11/05/2013	08/18/2014	(124,858)	(124,960)

Total Reverse Repurchase Agreements					$(949,590)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.100%	03/31/2014	04/07/2014	$(6,311)	$(6,315)
	0.130%	03/17/2014	04/09/2014	(14,631)	(14,646)
	0.130%	03/24/2014	04/14/2014	(56,284)	(56,413)
	0.140%	03/21/2014	04/10/2014	(49,184)	(49,240)
	0.150%	03/19/2014	04/15/2014	(55,473)	(55,609)
	0.150%	03/20/2014	04/08/2014	(6,595)	(6,603)
BPG	0.120%	02/12/2014	05/14/2014	(7,609)	(7,634)
	0.120%	02/13/2014	05/14/2014	(18,815)	(18,877)
	0.121%	01/14/2014	05/14/2014	(107,032)	(106,371)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
	0.150%	03/18/2014	04/22/2014	$(11,709)	$(11,733)
	0.150%	03/31/2014	04/07/2014	(1,346)	(1,347)
FOB	0.150%	03/18/2014	04/17/2014	(7,005)	(7,003)
TDM	0.110%	01/16/2014	04/14/2014	(159,155)	(159,411)
	0.110%	01/27/2014	07/28/2014	(21,317)	(21,447)
	0.120%	02/19/2014	04/21/2014	(208,201)	(208,524)
	0.120%	02/25/2014	04/08/2014	(3,747)	(3,750)

Total Sale-Buyback Transactions					$(734,923)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $1,910,947 at a weighted average interest rate of 0.140%.
(3)	Payable for sale-buyback transactions includes $1,723 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae †	4.000%	12/01/2044	$3,000	$(3,118)	$(3,118)

Total Short Sales				$(3,118)	$(3,118)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(e)	Securities with an aggregate market value of $1,678,374 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
PIMCO CommodityRealReturn Strategy Fund®
Global/Master Repurchase Agreement
BSN	$0	$(450,196)	$0	$0	$(450,196)	$449,231	$(965)
GRE	0	(34,906)	0	0	(34,906)	34,952	46
RDR	0	(339,528)	0	0	(339,528)	338,789	(739)
SSB	3,111	0	0	0	3,111	(3,175)	(64)
TDM	0	(124,960)	0	0	(124,960)	124,639	(321)

Master Securities Forward Transaction Agreement
BCY	0	0	(188,826)	0	(188,826)	187,941	(885)
BPG	0	0	(145,962)	0	(145,962)	144,375	(1,587)
FOB	0	0	(7,003)	0	(7,003)	6,983	(20)
TDM	0	0	(393,132)	0	(393,132)	391,297	(1,835)

PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BOS	8,200	0	0	0	8,200	(8,400)	(200)
MSC	69,300	0	0	0	69,300	(70,772)	(1,472)

Master Securities Forward Transaction Agreement
BOA	0	0	0	(3,118)	(3,118)	0	(3,118)

Total Borrowings and Other Financing Transactions	$80,611	$(949,590)	$(734,923)	$(3,118)

28	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2014

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - COMEX Gold 100 oz. June Futures †	$1,370.000	04/24/2014	150	$(172)	$(30)
Call - COMEX Gold 100 oz. June Futures †	1,380.000	04/24/2014	68	(72)	(10)
Put - NYMEX Brent Crude May Futures †	103.000	04/10/2014	28	(19)	(3)
Call - NYMEX Brent Crude May Futures †	111.000	04/10/2014	55	(27)	(12)
Put - NYMEX Henry Hub Natural Gas May Futures †	4.150	04/25/2014	163	(87)	(80)
Put - NYMEX Henry Hub Natural Gas May Futures †	4.200	04/25/2014	128	(111)	(81)
Call - NYMEX Henry Hub Natural Gas May Futures †	5.000	04/25/2014	33	(21)	(4)
Call - NYMEX Henry Hub Natural Gas May Futures †	5.200	04/25/2014	95	(96)	(5)
Put - NYMEX WTI Crude May Futures †	93.000	04/16/2014	110	(75)	(9)
Call - NYMEX WTI Crude May Futures †	102.000	04/16/2014	220	(127)	(286)
Put - NYMEX WTI-Brent Crude Spread December Futures †	(18.000)	11/12/2014	63	(54)	(43)
Call - NYMEX WTI-Brent Crude Spread December Futures †	(2.000)	11/12/2014	213	(173)	(194)
Call - NYMEX WTI-Brent Crude Spread June Futures †	(6.000)	05/14/2014	514	(906)	(761)
Call - NYMEX WTI-Brent Crude Spread June Futures †	(5.000)	05/14/2014	94	(75)	(103)
Put - NYMEX WTI-Brent Crude Spread June Futures †	11.000	05/14/2014	94	(75)	(50)

				$(2,090)	$(1,671)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 5-Year Note June Futures	$120.000	05/23/2014	1,796	$(1,106)	$(339)

Total Written Options				$(3,196)	$(2,010)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	63	$(28)	$8	$0
3.5% Fuel Oil NWE Crack Spread April Futures †	Short	04/2014	49	(64)	0	(23)
3.5% Fuel Oil NWE Crack Spread August Futures †	Short	08/2014	49	(52)	0	(11)
3.5% Fuel Oil NWE Crack Spread December Futures †	Short	12/2014	49	(42)	0	(12)
3.5% Fuel Oil NWE Crack Spread July Futures †	Short	07/2014	49	(76)	0	(15)
3.5% Fuel Oil NWE Crack Spread June Futures †	Short	06/2014	49	(50)	0	(16)
3.5% Fuel Oil NWE Crack Spread May Futures †	Short	05/2014	49	(63)	0	(19)
3.5% Fuel Oil NWE Crack Spread November Futures †	Short	11/2014	49	(44)	0	(12)
3.5% Fuel Oil NWE Crack Spread October Futures †	Short	10/2014	49	(55)	0	(10)
3.5% Fuel Oil NWE Crack Spread September Futures †	Short	09/2014	49	(33)	0	(9)
90-Day Eurodollar December Futures	Long	12/2015	1,480	(525)	148	0
90-Day Eurodollar September Futures	Long	09/2015	1,478	174	129	0
Arabica Coffee December Futures †	Short	12/2014	80	820	69	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude April Futures †	Long	04/2014	3	$5	$0	$(1)
Brent Crude August Futures †	Short	07/2014	1,885	(168)	509	0
Brent Crude December Futures †	Long	11/2014	1,929	1,255	37	(406)
Brent Crude December Futures †	Long	11/2015	94	108	0	(8)
Brent Crude July Futures †	Short	06/2014	1,036	(503)	311	0
Brent Crude June Futures †	Long	05/2014	1,231	(1,060)	5	(386)
Brent Crude March Futures †	Short	02/2015	1,695	(2,471)	316	(13)
Brent Crude May Futures †	Long	04/2014	371	(355)	0	(172)
Brent Crude May Futures †	Short	05/2015	188	(261)	24	0
Brent Crude October Futures †	Long	09/2014	466	337	0	(103)
Brent Crude September Futures †	Short	08/2014	954	(721)	225	(21)
Call Options Strike @ USD 111.000 on Brent Crude May Futures †	Short	04/2014	5	1	0	0
Canola November Futures †	Long	11/2014	165	97	0	(24)
Corn December Futures †	Long	12/2014	1,879	1,502	1,033	0
Corn July Futures †	Short	07/2014	1,054	(869)	0	(550)
Corn May Futures †	Short	05/2014	993	(3,028)	0	(497)
Corn September Futures †	Long	09/2014	295	190	159	0
Cotton No.2 December Futures †	Long	12/2014	533	679	19	0
Cotton No.2 July Futures †	Short	07/2014	533	(2,081)	16	0
Euro-Mill Wheat November Futures †	Short	11/2014	173	(163)	27	0
Euro-Rapeseed October Futures †	Short	10/2014	66	(20)	27	(15)
Gas Oil Crack Spread Swap April Futures †	Long	04/2014	49	(172)	0	(39)
Gas Oil Crack Spread Swap August Futures †	Long	08/2014	49	(99)	0	(32)
Gas Oil Crack Spread Swap December Futures †	Long	12/2014	49	(49)	0	(31)
Gas Oil Crack Spread Swap July Futures †	Long	07/2014	49	(123)	0	(32)
Gas Oil Crack Spread Swap June Futures †	Long	06/2014	49	(141)	0	(33)
Gas Oil Crack Spread Swap May Futures †	Long	05/2014	49	(159)	0	(36)
Gas Oil Crack Spread Swap November Futures †	Long	11/2014	49	(50)	0	(30)
Gas Oil Crack Spread Swap October Futures †	Long	10/2014	49	(62)	0	(30)
Gas Oil Crack Spread Swap September Futures †	Long	09/2014	49	(81)	0	(31)
Gas Oil December Futures †	Long	12/2014	83	(25)	0	(52)
Gas Oil June Futures †	Short	06/2014	83	34	62	0
Hard Red Spring Wheat December Futures †	Long	12/2014	21	82	3	0
Hard Red Spring Wheat May Futures †	Long	05/2014	409	2,659	61	0
Henry Hub Natural Gas April Futures †	Short	03/2015	230	(118)	163	0
Henry Hub Natural Gas August Futures †	Long	07/2015	999	(1,161)	0	(619)
Henry Hub Natural Gas December Futures †	Long	11/2014	3,304	4,919	0	(3,436)
Henry Hub Natural Gas December Futures †	Short	12/2014	155	167	157	0
Henry Hub Natural Gas June Futures †	Long	06/2018	36	(4)	0	(2)
Henry Hub Natural Gas March Futures †	Short	02/2015	574	(230)	517	0
Henry Hub Natural Gas May Futures †	Short	04/2014	10,919	14,785	12,448	0
Henry Hub Natural Gas May Futures †	Long	04/2015	999	129	0	(649)
Henry Hub Natural Gas October Futures †	Long	09/2014	7,923	13,509	0	(8,636)
Henry Hub Natural Gas October Futures †	Short	09/2015	999	1,487	609	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	427	(116)	0	(32)
Henry Hub Natural Gas Swap April Futures †	Long	04/2018	36	(8)	0	(3)
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	468	(105)	0	(35)
Henry Hub Natural Gas Swap August Futures †	Long	08/2018	36	(2)	0	(1)
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	451	74	0	(26)
Henry Hub Natural Gas Swap December Futures †	Long	12/2017	36	23	6	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	406	126	0	(48)
Henry Hub Natural Gas Swap February Futures †	Long	02/2018	36	15	4	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	451	140	0	(56)
Henry Hub Natural Gas Swap January Futures †	Long	01/2018	34	20	5	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	468	(107)	0	(35)
Henry Hub Natural Gas Swap July Futures †	Long	07/2018	36	(2)	0	(1)
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	427	(106)	0	(32)
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	451	77	0	(51)

30	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2014

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas Swap March Futures †	Long	03/2018	36	$(10)	$0	$(3)
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	468	(124)	0	(35)
Henry Hub Natural Gas Swap May Futures †	Long	05/2018	36	(6)	0	(2)
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	411	(35)	0	(28)
Henry Hub Natural Gas Swap November Futures †	Long	11/2018	36	25	6	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	468	(102)	0	(35)
Henry Hub Natural Gas Swap October Futures †	Long	10/2018	36	9	2	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	427	(102)	0	(32)
Henry Hub Natural Gas Swap September Futures †	Long	09/2018	36	0	0	(1)
LLS vs. WTI Spread Calendar Swap April Futures †	Long	04/2014	3	(4)	0	(1)
LLS vs. WTI Spread Calendar Swap August Futures †	Long	08/2014	25	(14)	0	(3)
LLS vs. WTI Spread Calendar Swap December Futures †	Long	12/2014	25	(10)	0	(3)
LLS vs. WTI Spread Calendar Swap July Futures †	Long	07/2014	25	(12)	0	(2)
LLS vs. WTI Spread Calendar Swap June Futures †	Long	06/2014	3	(2)	0	0
LLS vs. WTI Spread Calendar Swap May Futures †	Long	05/2014	3	(2)	0	(1)
LLS vs. WTI Spread Calendar Swap November Futures †	Long	11/2014	25	(10)	0	(2)
LLS vs. WTI Spread Calendar Swap October Futures †	Long	10/2014	25	(11)	0	(2)
LLS vs. WTI Spread Calendar Swap September Futures †	Long	09/2014	25	(15)	0	(4)
RBOB Gasoline June Futures †	Long	05/2014	89	404	0	(55)
Robusta Coffee November Futures †	Long	11/2014	272	(282)	0	(41)
Soybean Meal July Futures †	Long	07/2014	766	1,870	758	0
Soybean Meal May Futures †	Short	05/2014	766	(2,111)	0	(835)
Soybean Oil December Futures †	Long	12/2014	118	(95)	0	(13)
Soybean Oil July Futures †	Short	07/2014	118	111	6	0
Sugar No. 11 May Futures †	Short	04/2014	591	(1,020)	139	0
Sugar No. 11 September Futures †	Short	09/2014	97	(20)	12	0
U.S. Treasury 5-Year Note June Futures	Long	06/2014	8,450	(7,733)	528	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	1,701	(669)	0	(134)
Wheat December Futures †	Long	12/2014	64	303	6	0
Wheat May Futures †	Short	05/2014	376	(2,289)	0	(33)
Wheat May Futures †	Short	05/2014	44	(90)	18	0
Wheat November Futures †	Short	11/2014	28	(42)	13	0
White Sugar May Futures †	Long	04/2014	591	961	0	(112)
White Sugar October Futures †	Long	09/2014	97	29	0	(7)
WTI Crude December Futures †	Long	11/2014	289	412	32	(8)
WTI Crude December Futures †	Short	11/2014	2	(1)	0	(2)
WTI Crude December Futures †	Short	11/2015	970	(1,051)	0	(233)
WTI Crude June Futures †	Short	05/2014	336	179	33	(1)
WTI Crude March Futures †	Long	02/2015	1,202	2,727	193	0
WTI Crude May Futures †	Long	04/2014	99	168	0	(9)
WTI Crude May Futures †	Long	05/2015	1,555	1,770	344	0
WTI Crude September Futures †	Long	08/2014	995	4,878	2	(4)
WTI Crude September Futures †	Long	08/2015	871	951	200	0
WTI-Brent Calendar Swap April Futures †	Short	04/2014	25	186	5	0
WTI-Brent Calendar Swap August Futures †	Short	08/2014	25	133	6	0
WTI-Brent Calendar Swap December Futures †	Short	12/2014	25	91	9	0
WTI-Brent Calendar Swap July Futures †	Short	07/2014	25	143	6	0
WTI-Brent Calendar Swap June Futures †	Short	06/2014	25	156	6	0
WTI-Brent Calendar Swap May Futures †	Short	05/2014	25	170	6	0
WTI-Brent Calendar Swap November Futures †	Short	11/2014	25	106	8	0
WTI-Brent Calendar Swap October Futures †	Short	10/2014	25	113	7	0
WTI-Brent Calendar Swap September Futures †	Short	09/2014	25	124	6	0

Total Futures Contracts				$27,919	$19,448	$(17,972)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value(4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.EM-20 5-Year Index	(5.000%	)	12/20/2018	$10,200	$(904)	$(161)	$0	$(20)
CDX.EM-21 5-Year Index	(5.000%	)	06/20/2019	3,300	(315)	(40)	0	(6)

					$(1,219)	$(201)	$0	$(26)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.EM-20 5-Year Index	5.000%	12/20/2018	$	10,200	$904	$(73)	$20	$0
CDX.EM-21 5-Year Index	5.000%	06/20/2019		18,500	1,767	302	37	0
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR	46,200	788	178	119	0

					$3,459	$407	$176	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	0.750%	09/17/2015	$	122,600	$410	$588	$18	$0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		237,500	34,478	18,982	1,053	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		306,200	(340)	(15,339)	1,494	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		139,900	(4,597)	1,156	710	0
Receive	6-Month EUR-EURIBOR	2.750%	09/17/2044	EUR	155,000	(11,609)	(3,390)	676	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	32,410,000	(6,766)	(4,309)	342	0

						$11,576	$(2,312)	$4,293	$0

32	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2014

TOTAL RETURN SWAPS ON INDICES

Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
								Asset	Liability
Receive	DJUBS Index †	156,800	0.000%	06/30/2014	19,947	$21,093	$1,145	$0	$(35)

Total Swap Agreements						$34,909	$(961)	$4,469	$(61)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(g)	Securities with an aggregate market value of $111,131 and cash of $46,631 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (6)			Market Value	Variation Margin Liability (6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO CommodityRealReturn Strategy Fund® (7)	$0	$813	$4,469	$5,282	$(339)	$(667)	$(26)	$(1,032)
PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary) (7)	0	18,678	0	18,678	(1,671)	(18,023)	(35)	(19,729)

Total Exchange-Traded or Centrally Cleared	$0	$19,491	$4,469	$23,960	$(2,010)	$(18,690)	$(61)	$(20,761)

(6)	Unsettled variation margin asset of $43 and liability of $(718) for closed futures is outstanding at period end.
(7)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
BOA	04/2014			AUD	115,807	$		104,229	$0	$(3,171)
	04/2014			BRL	167,272			73,916	196	0
	04/2014	†		EUR	5,736			7,873	0	(30)
	04/2014		$		70,953		BRL	167,272	2,767	0
	04/2014				622,259		EUR	451,217	0	(640)
	04/2014				4,449		NZD	5,168	36	0
	05/2014			BRL	167,272	$		70,407	0	(2,684)
	05/2014			EUR	451,217			622,228	650	0
	05/2014			NZD	5,168			4,439	0	(35)
	07/2014			BRL	1,618			670	0	(26)
BPS	04/2014				26,695			11,401	0	(364)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	04/2014	†		EUR	1,764	$		2,431	$1	$0
	04/2014		$		11,796		BRL	26,695	0	(31)
	05/2014			MXN	1,432,938	$		107,094	0	(2,308)
BRC	04/2014			BRL	430,798			180,277	0	(9,585)
	04/2014			EUR	4,326		PLN	18,210	52	0
	04/2014			GBP	31,023	$		51,524	0	(196)
	04/2014		$		190,366		BRL	430,798	0	(503)
	04/2014				3,368		EUR	2,414	0	(43)
	05/2014			JPY	344,100	$		3,396	62	0
	08/2014			BRL	63,557			26,498	0	(600)
CBK	04/2014			AUD	159,275			143,292	0	(4,420)
	04/2014			BRL	337,063			139,588	0	(8,963)
	04/2014	†		EUR	145			200	0	0
	04/2014		$		148,945		BRL	337,063	0	(394)
	04/2014				3,046		EUR	2,215	6	0
	04/2014				5,065		GBP	3,043	8	0
	05/2014			JPY	874,241	$		8,573	101	0
	05/2014		$		1,855		JPY	189,000	0	(23)
	05/2014				68,964		MXN	912,136	676	0
	06/2014	†			991		CAD	1,100	2	0
DUB	04/2014			EUR	119,154	$		165,728	1,575	0
	04/2014		$		1,679		EUR	1,208	0	(15)
	04/2014				23,132		GBP	13,849	0	(43)
FBF	04/2014	†			5,186		EUR	3,729	0	(49)
GLM	04/2014			EUR	8,823		PLN	37,124	101	0
	04/2014	†			14,715	$		20,416	149	(5)
	04/2014		$		10,074		GBP	6,011	0	(52)
	06/2014	†		GBP	1,501	$		2,515	14	0
	06/2014		$		10,057		MXN	134,154	152	0
HUS	04/2014	†			9,807		EUR	7,079	0	(55)
	08/2014			BRL	52,776	$		21,737	0	(763)
JPM	04/2014				588,750			260,164	688	0
	04/2014			EUR	8,231		PLN	34,633	94	0
	04/2014	†			193	$		268	2	0
	04/2014		$		253,694		AUD	275,082	1,417	0
	04/2014				249,551		BRL	588,750	9,925	0
	04/2014				5,089		GBP	3,061	14	0
	05/2014			AUD	272,864	$		251,175	0	(1,358)
	05/2014			BRL	562,034			236,313	0	(9,271)
	05/2014			GBP	428			712	0	(2)
	07/2014			BRL	59,860			24,778	0	(979)
	08/2014				79,376			32,873	0	(968)
MSC	04/2014				7,723			3,412	9	0
	04/2014		$		3,274		BRL	7,722	129	0
	04/2014			ZAR	75,920	$		6,993	0	(204)
	05/2014		$		5,961		MXN	79,003	71	0
	08/2014			BRL	164,869	$		67,817	0	(2,475)
RYL	04/2014			NZD	5,168			4,298	0	(187)
	04/2014	†	$		5,663		EUR	4,110	0	0
	04/2014				8,336		GBP	5,059	98	0
	05/2014	†		EUR	4,111	$		5,663	0	0
	05/2014			GBP	5,059			8,334	0	(98)
UAG	04/2014			BRL	30,831			13,624	36	0
	04/2014			EUR	330,265			451,800	0	(3,189)
	04/2014		$		13,081		BRL	30,831	507	0

Total Forward Foreign Currency Contracts									$19,538	$(53,729)

34	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2014

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
MYC	Call - OTC WTI Crude December Futures †	$150.000	11/17/2015	$102,000	$6,326	$133

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$117,000	$5,949	$15

Total Purchased Options							$12,275	$148

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
MYC	Call - OTC Brent Crude December Futures †	$160.000	11/10/2015	$102,000	$(6,426)	$(224)
	Call - OTC Cotton No. 2 May Futures †	110.000	04/11/2014	17,300	(18)	(4)

					$(6,444)	$(228)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	04/14/2014	$491,500	$(5,898)	$0

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	9,300	$(31)	$(11)
BPS	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		16,200	(53)	(21)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		46,200	(157)	(135)
CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		110,200	(325)	(138)
DUB	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		20,500	(68)	(26)
GST	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		60,400	(162)	(76)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.000%	06/18/2014		9,400	(25)	(13)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		16,700	(59)	(49)
JPM	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		35,900	(93)	(45)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		19,200	(71)	(56)
MYC	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		18,400	(59)	(23)

							$(1,103)	$(593)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	35

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date		Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC USD versus BRL	BRL	2.506	06/20/2014	$	52,766	$(518)	$(229)
	Call - OTC USD versus BRL		2.468	06/25/2014		49,738	(506)	(329)
BRC	Call - OTC USD versus BRL		2.523	06/11/2014		65,420	(661)	(188)
	Call - OTC USD versus INR	INR	64.900	06/19/2014		17,496	(160)	(95)
CBK	Put - OTC USD versus JPY	JPY	100.000	06/05/2014		53,894	(364)	(246)
FBF	Call - OTC USD versus BRL	BRL	2.505	06/10/2014		28,266	(287)	(92)
GLM	Call - OTC USD versus INR	INR	64.200	06/11/2014		69,168	(626)	(412)
HUS	Call - OTC USD versus INR		64.900	06/19/2014		45,499	(432)	(247)
	Call - OTC USD versus INR		64.000	06/26/2014		36,514	(350)	(296)
UAG	Call - OTC USD versus INR		64.700	06/12/2014		61,164	(555)	(311)
	Call - OTC USD versus INR		64.000	06/26/2014		17,117	(158)	(139)

							$(4,617)	$(2,584)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CIB	Call - OTC DJUBS Index †	139.000	05/16/2014	$11,950	$(60)	$(39)
DUB	Put - OTC DJUBS Index †	126.350	06/17/2014	323,000	(14)	(4)
	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	10/01/2014	160	(82)	(21)
	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	10/02/2014	250	(130)	(32)
MAC	Call - OTC DJUBS Index †	139.000	05/16/2014	6,770	(33)	(22)

					$(319)	$(118)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (6)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC CPURNSA Index	218.803	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	02/11/2021	$85,000	$(863)	$(87)
	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	18,900	(163)	(77)
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	325,100	(2,907)	(301)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	33,400	(431)	(30)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	36,600	(274)	(26)
RYL	Floor - OTC YOY CPURNSA Index	217.965	Maximum of [-1.000% - (Final Index/Initial Index - 1)] or 0	09/28/2015	9,100	(211)	(3)

						$(4,849)	$(524)

Total Written Options						$(23,230)	$(4,047)

(6)	YOY options may have a series of expirations.

36	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premiums
Balance at 03/31/2013	4,107	$4,341,875	EUR	948,700	JPY	0	$(66,128)
Sales	21,721	8,458,789		731,000		15,760,000	(50,495)
Closing Buys	(3,545)	(462,595)		0		0	24,394
Expirations	(16,027)	(5,719,217)		(1,317,300)		(15,760,000)	49,861
Exercised	(2,432)	(4,660,780)		0		0	15,942

Balance at 03/31/2014	3,824	$1,958,072	EUR	362,400	JPY	0	$(26,426)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Pay	GOCO CAL14 Index †	$17.450	12/31/2014	23,175	$0	$70	$70	$0
	Pay	GOCO CAL14 Index †	17.760	12/31/2014	61,875	0	205	205	0
	Pay	GOCO CAL14 Index †	17.880	12/31/2014	62,100	0	213	213	0
	Pay	HSFOCO CAL14 Index †	10.750	12/31/2014	61,875	0	347	347	0
	Pay	HSFOCO CAL14 Index †	10.450	12/31/2014	23,175	0	137	137	0
	Pay	HSFOCO CAL14 Index †	10.100	12/31/2014	62,100	0	388	388	0
	Pay	LLSBRT 2Q14 Index †	2.400	06/30/2014	66,750	0	103	103	0
	Receive	LLSBRT CAL14 Index †	10.200	12/31/2014	225,000	0	1,166	1,166	0
DUB	Receive	GOCO CAL14 Index †	17.000	12/31/2014	29,133	0	(75)	0	(75)
	Pay	GOCO CAL14 Index †	16.970	12/31/2014	56,250	0	142	142	0
	Pay	GOCO CAL14 Index †	17.180	12/31/2014	67,500	0	185	185	0
	Receive	HSFOCO CAL14 Index †	13.650	12/31/2014	29,133	0	(79)	0	(79)
	Pay	HSFOCO CAL14 Index †	9.880	12/31/2014	67,500	0	437	437	0
	Pay	HSFOCO CAL14 Index †	9.570	12/31/2014	56,250	0	382	382	0
	Receive	LLSBRT CAL14 Index †	7.300	12/31/2014	225,000	0	514	514	0
	Receive	NGCAL19 Index †	7.200	12/31/2019	2,042,000	0	(5,120)	0	(5,120)
FBF	Pay	JETNWE CAL14 Index †	965.000	12/31/2014	12,690	0	16	16	0
	Receive	ULSDNWE CAL14 Index †	906.000	12/31/2014	13,500	0	147	147	0
GST	Pay	GOCO CAL14 Index †	17.100	12/31/2014	85,500	0	227	227	0
	Pay	GOCO CAL14 Index †	17.700	12/31/2014	56,700	0	185	185	0
	Pay	HSFOCO CAL14 Index †	10.100	12/31/2014	56,700	0	355	355	0
	Pay	HSFOCO CAL14 Index †	9.900	12/31/2014	85,500	0	552	552	0
	Receive	LLSBRT CAL14 Index †	10.250	12/31/2014	198,000	0	1,036	1,036	0
JPM	Pay	LLSBRT 2Q14 Index †	2.580	06/30/2014	71,250	0	98	98	0
	Receive	LLSBRT CAL14 Index †	7.100	12/31/2014	63,000	0	131	131	0
MAC	Receive	CUAC 4Q14 Index †	42.540	12/31/2014	7,188,000	0	848	848	0
MYC	Receive	GOCO CAL14 Index †	16.920	12/31/2014	57,942	0	(144)	0	(144)
	Pay	GOCO CAL14 Index †	17.350	12/31/2014	23,175	0	67	67	0
	Pay	GOCO CAL14 Index †	17.900	12/31/2014	91,800	0	317	317	0
	Receive	HSFOCO CAL14 Index †	13.650	12/31/2014	57,942	0	(157)	0	(157)
	Pay	HSFOCO CAL14 Index †	10.900	12/31/2014	91,800	0	501	501	0
	Pay	HSFOCO CAL14 Index †	10.350	12/31/2014	23,175	0	139	139	0

						$0	$3,333	$8,908	$(5,575)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	37

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	D.R. Horton, Inc.	(1.000%	)	03/20/2016	0.506%	$ 5,000	$261	$(312)	$0	$(51)
	Lennar Corp.	(5.000%	)	06/20/2015	0.331%	3,000	(92)	(85)	0	(177)
BRC	New York Times Co.	(1.000%	)	03/20/2015	0.100%	1,000	58	(67)	0	(9)
	Tate & Lyle International Finance PLC	(1.150%	)	06/20/2016	0.275%	3,500	0	(70)	0	(70)
DUB	Lennar Corp.	(5.000%	)	09/20/2014	0.257%	1,200	(40)	11	0	(29)
SOG	Royal Bank of Scotland Group PLC	(3.000%	)	03/20/2015	0.491%	1,000	(2)	(23)	0	(25)
UAG	Royal Bank of Scotland Group PLC	(1.000%	)	12/20/2016	1.044%	800	65	(65)	0	0

							$250	$(611)	$0	$(361)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	HSBC Bank PLC	1.000%	12/20/2018	0.630%	EUR	5,500	$77	$56	$133	$0
	Russia Government International Bond	1.000%	03/20/2019	2.107%	$	5,300	(435)	167	0	(268)
CBK	Russia Government International Bond	1.000%	03/20/2019	2.107%		200	(17)	6	0	(11)
DUB	Italy Government International Bond	1.000%	03/20/2019	1.283%		7,100	(123)	31	0	(92)
HUS	Brazil Government International Bond	1.000%	06/20/2020	1.882%		3,850	(112)	(80)	0	(192)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		3,700	(311)	124	0	(187)
JPM	HSBC Bank PLC	1.000%	12/20/2018	0.630%	EUR	4,600	67	43	110	0

							$(854)	$347	$243	$(750)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

38	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2014

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	37,900	$(251)	$2,345	$2,094	$0
BPS	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		27,800	64	2,353	2,417	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		50,500	(335)	3,125	2,790	0
	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021		28,300	(279)	2,972	2,693	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		90,000	0	5,685	5,685	0
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	47,800	290	(1,791)	0	(1,501)
BRC	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023	EUR	41,800	540	2,101	2,641	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	19,200	23	(180)	0	(157)
	Receive	3-Month USD-CPURNSA Index	1.950%	09/16/2016	$	78,400	0	(443)	0	(443)
	Receive	3-Month USD-CPURNSA Index	2.018%	08/19/2017		36,300	(24)	(188)	0	(212)
	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	83,600	86	581	667	0
CBK	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	14,900	233	1,063	1,296	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		22,800	32	1,228	1,260	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		3,400	42	106	148	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		12,000	152	606	758	0
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	71,500	546	(2,790)	0	(2,244)
DUB	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	30,800	561	2,118	2,679	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		33,100	74	1,755	1,829	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		3,500	43	110	153	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		12,100	152	612	764	0
	Pay	1-Year BRL-CDI	8.485%	01/02/2015	BRL	235,100	(18)	(1,987)	0	(2,005)
	Receive	3-Month USD-CPURNSA Index	2.360%	01/28/2017	$	18,700	0	(497)	0	(497)
	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	34,600	42	234	276	0
FBF	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	13,400	21	1,144	1,165	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		14,700	107	535	642	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	62,300	74	(582)	0	(508)
GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	47,800	388	3,769	4,157	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	39

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	3-Month USD-CPURNSA Index	1.730%	04/15/2016	$	91,100	$(135)	$(172)	$0	$(307)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017		72,600	63	(2,057)	0	(1,994)
	Receive	3-Month USD-CPURNSA Index	2.175%	10/01/2018		20,900	42	(236)	0	(194)
	Receive	3-Month USD-CPURNSA Index	2.205%	10/11/2018		40,400	0	(432)	0	(432)
HUS	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	213,400	(73)	(1,667)	0	(1,740)
JPM	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	15,000	(144)	1,572	1,428	0
	Pay	1-Year BRL-CDI	7.900%	01/02/2015	BRL	30,200	(108)	(241)	0	(349)
	Receive	3-Month USD-CPURNSA Index	1.890%	09/06/2016	$	58,000	0	(230)	0	(230)
MYC	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023	EUR	13,500	149	440	589	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	50,300	(23)	(387)	0	(410)
RYL	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	14,500	(139)	1,519	1,380	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		3,900	40	131	171	0
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	$	18,300	65	(552)	0	(487)
SOG	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	18,400	(157)	1,909	1,752	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		6,900	90	212	302	0
UAG	Pay	1-Year BRL-CDI	8.260%	01/02/2015	BRL	99,400	114	(862)	0	(748)
	Pay	1-Year BRL-CDI	10.410%	01/02/2015		60,100	36	(63)	0	(27)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		209,200	246	(1,953)	0	(1,707)

							$2,629	$20,915	$39,736	$(16,192)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	DJUBSTR Index †	5,628,116	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	$1,520,013	$4,445	$4,445	$0
BPS	Receive	DJUBSTR Index †	801,750	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	216,533	635	635	0
CBK	Receive	CVICSTR3 Index †	2,759,339	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	815,948	2,566	2,566	0
	Receive	DJUBSF3T Index †	506,339	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	295,508	(65)	0	(65)
	Receive	DJUBSTR Index †	965,850	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	260,852	765	765	0
CIB	Receive	DJUBSTR Index †	882,776	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	238,416	697	697	0

40	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2014

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Receive	DBLCF27U Index †	3,590,487	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	$970,140	$2,657	$2,657	$0
	Receive	DJUBSTR Index †	6,358,759	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	1,717,341	5,022	5,022	0
FBF	Pay	DJUBSHG Index †	132,893	0.000%	08/15/2014	40,019	(996)	0	(996)
	Receive	DJUBSTR Index †	911,189	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	246,089	720	720	0
	Receive	SPGCICP Index †	70,833	0.000%	08/15/2014	40,434	1,038	1,038	0
GLM	Receive	DJUBSTR Index †	6,378,668	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	1,722,718	5,044	5,044	0
JPM	Pay	DJUBLC3T Index †	183,260	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	47,894	311	311	0
	Pay	DJUBSLH3 Index †	243,186	0.000%	08/15/2014	49,633	210	210	0
	Receive	DJUBSTR Index †	0	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	0	1	1	0
	Pay	DJUBSTR Index †	259,663	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	70,128	(207)	0	(207)
	Receive	JMABNIC0 Index †	136,523	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	98,277	971	971	0
	Receive	JMABNICP Index †	390,957	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	273,807	2,707	2,707	0
	Receive	JMC1DLH5 Index †	193,071	0.000%	08/15/2014	47,951	2,372	2,372	0
	Receive	JMCU305E Index †	405,365	0.000%	08/15/2014	55,249	(40)	0	(40)
	Receive	JMCU3A3TR Index †	378,595	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	150,737	23	23	0
MAC	Receive	DJUBSTR Index †	1,715,529	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	463,321	1,355	1,355	0
MYC	Receive	MOTT3001 Index †	6,056,781	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	1,778,613	5,176	5,176	0
	Receive	MOTT3002 Index †	8,173,613	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	2,402,767	7,519	7,519	0
SOG	Receive	DJUBSF3T Index †	690,948	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	403,249	(87)	0	(87)
	Receive	DJUBSTR Index †	1,877,190	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2014	506,982	1,484	1,484	0

							$44,323	$45,718	$(1,395)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	41

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

VARIANCE SWAPS

Counterparty	Pay/ Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	GOLDLNPM Index †	2.723%	06/05/2014	$	6,920	$0	$2	$2	$0
GST	Pay	GOLDLNPM Index †	5.176%	08/06/2014		18,120	0	428	428	0
	Pay	GOLDLNPM Index †	6.126%	11/25/2015		4,400	0	68	68	0
	Pay	S&P 500 Index †	4.020%	10/17/2014		28,010	0	293	293	0
	Receive	SLVRLND Index †	10.890%	11/25/2015		3,300	0	(32)	0	(32)
	Pay	WTI Crude May Futures †	4.121%	04/16/2014		1,610	0	25	25	0
JPM	Pay	GOLDLNPM Index †	7.563%	09/30/2014		18,480	0	817	817	0
MYC	Pay	GOLDLNPM Index †	4.796%	06/04/2014		3,626	0	77	77	0
	Pay	GOLDLNPM Index †	4.840%	06/04/2014		13,645	0	294	294	0
	Pay	GOLDLNPM Index †	5.406%	04/21/2016		28,880	0	263	263	0
	Receive	SLVRLND Index †	9.151%	04/21/2016		22,200	0	201	201	0
SOG	Pay	WTI Crude May Futures †	3.881%	04/16/2014		840	0	11	11	0

							$0	$2,447	$2,479	$(32)

Total Swap Agreements							$2,025	$70,754	$97,084	$(24,305)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $33,551 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO CommodityRealReturn Strategy Fund®
BOA	$3,649	$0	$2,227	$5,876	$(6,556)	$(11)	$(268)	$(6,835)	$(959)	$1,133	$174
BPS	0	0	13,585	13,585	(2,703)	(878)	(1,729)	(5,310)	8,275	(8,560)	(285)
BRC	114	0	3,308	3,422	(10,927)	(283)	(891)	(12,101)	(8,679)	8,543	(136)
CBK	791	0	3,462	4,253	(13,800)	(715)	(2,255)	(16,770)	(12,517)	12,399	(118)
DUB	1,575	15	5,701	7,291	(58)	(52)	(2,623)	(2,733)	4,558	(4,820)	(262)
FBF	0	0	1,807	1,807	0	(92)	(508)	(600)	1,207	(1,060)	147
GLM	402	0	4,157	4,559	(52)	(412)	(2,927)	(3,391)	1,168	(980)	188
GST	0	0	0	0	0	(138)	0	(138)	(138)	0	(138)
HUS	0	0	0	0	(769)	(543)	(2,119)	(3,431)	(3,431)	3,592	161
JPM	12,138	0	1,538	13,676	(12,578)	(101)	(579)	(13,258)	418	285	703
MSC	209	0	0	209	(2,679)	0	0	(2,679)	(2,470)	(342)	(2,812)
MYC	0	0	589	589	0	(23)	(410)	(433)	156	(335)	(179)
RYL	98	0	1,551	1,649	(285)	(3)	(487)	(775)	874	(930)	(56)
SOG	0	0	2,054	2,054	0	0	(25)	(25)	2,029	(2,020)	9
UAG	543	0	0	543	(3,189)	(450)	(2,482)	(6,121)	(5,578)	4,806	(772)

PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary)
BOA	0	0	4,447	4,447	(30)	0	0	(30)	4,417	(7,110)	(2,693)
BPS	1	0	635	636	0	0	0	0	636	(780)	(144)
CBK	2	0	5,960	5,962	0	0	(65)	(65)	5,897	(8,890)	(2,993)

42	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2014

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
CIB	$0	$0	$697	$697	$0	$(39)	$0	$(39)	$658	$(780)	$(122)
DUB	0	0	9,339	9,339	0	(57)	(5,274)	(5,331)	4,008	(9,050)	(5,042)
FBF	0	0	1,921	1,921	(49)	0	(996)	(1,045)	876	(1,280)	(404)
GLM	14	0	5,044	5,058	(5)	0	0	(5)	5,053	(8,090)	(3,037)
GST	0	0	3,169	3,169	0	0	(32)	(32)	3,137	(5,550)	(2,413)
HUS	0	0	0	0	(49)	0	0	(49)	(49)	0	(49)
JPM	2	0	7,641	7,643	0	0	(247)	(247)	7,396	(5,869)	1,527
MAC	0	0	2,203	2,203	0	(22)	0	(22)	2,181	(3,050)	(869)
MYC	0	133	14,554	14,687	0	(228)	(301)	(529)	14,158	(140,213)	(126,055)
SOG	0	0	1,495	1,495	0	0	(87)	(87)	1,408	(3,420)	(2,012)

Total Over the Counter	$19,538	$148	$97,084	$116,770	$(53,729)	$(4,047)	$(24,305)	$(82,081)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$18,678	$0	$0	$0	$813	$19,491
Swap Agreements	0	176	0	0	4,293	4,469

	$18,678	$176	$0	$0	$5,106	$23,960

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,538	$0	$19,538
Purchased Options	133	0	0	0	15	148
Swap Agreements	56,812	243	293	0	39,736	97,084

	$56,945	$243	$293	$19,538	$39,751	$116,770

	$75,623	$419	$293	$19,538	$44,857	$140,730

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$1,671	$0	$0	$0	$339	$2,010
Futures	18,023	0	0	0	667	18,690
Swap Agreements	0	26	35	0	0	61

	$19,694	$26	$35	$0	$1,006	$20,761

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$53,729	$0	$53,729
Written Options	346	593	0	2,584	524	4,047
Swap Agreements	7,002	1,111	0	0	16,192	24,305

	$7,348	$1,704	$0	$56,313	$16,716	$82,081

	$27,042	$1,730	$35	$56,313	$17,722	$102,842

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	43

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(3,773)	$0	$0	$0	$0	$(3,773)
Written Options	12,994	0	0	0	1,071	14,065
Futures	(99,469)	0	0	0	(3,905)	(103,374)
Swap Agreements	0	(341)	0	0	(52,522)	(52,863)

	$(90,248)	$(341)	$0	$0	$(55,356)	$(145,945)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$36,825	$0	$36,825
Purchased Options	3,908	0	0	1,304	0	5,212
Written Options	7,672	0	0	1,216	23,905	32,793
Swap Agreements	(809,776)	(2,879)	6,817	0	6,141	(799,697)

	$(798,196)	$(2,879)	$6,817	$39,345	$30,046	$(724,867)

	$(888,444)	$(3,220)	$6,817	$39,345	$(25,310)	$(870,812)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$3,263	$0	$0	$0	$0	$3,263
Written Options	(3,026)	0	0	0	682	(2,344)
Futures	36,764	0	0	0	(9,792)	26,972
Swap Agreements	1,146	206	0	0	405	1,757

	$38,147	$206	$0	$0	$(8,705)	$29,648

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(39,836)	$0	$(39,836)
Purchased Options	7,399	0	0	358	(2,295)	5,462
Written Options	(12,651)	511	0	167	(6,195)	(18,168)
Swap Agreements	195,467	1,504	(5,244)	0	12,996	204,723

	$190,215	$2,015	$(5,244)	$(39,311)	$4,506	$152,181

	$228,362	$2,221	$(5,244)	$(39,311)	$(4,199)	$181,829

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$17,738	$0	$17,738
Corporate Bonds & Notes
Banking & Finance	0	143,216	0	143,216
Industrials	0	29,504	3,573	33,077
Utilities	0	86,052	0	86,052
U.S. Government Agencies	0	72,493	0	72,493
U.S. Treasury Obligations	0	12,372,669	0	12,372,669
Mortgage-Backed Securities	0	476,206	0	476,206
Asset-Backed Securities	0	106,149	0	106,149

44	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Sovereign Issues	$0	$1,447,244	$0	$1,447,244
Preferred Securities
Banking & Finance	13,650	7,693	0	21,343
Short-Term Instruments
Repurchase Agreements	0	80,611	0	80,611
Short-Term Notes	0	392,547	0	392,547
U.S. Treasury Bills	0	519,784	0	519,784
	$13,650	$15,751,906	$3,573	$15,769,129

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$206	$0	$0	$206

Total Investments	$13,856	$15,751,906	$3,573	$15,769,335

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,118)	$0	$(3,118)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	19,448	4,469	0	23,917
Over the counter	0	116,770	0	116,770
	$19,448	$121,239	$0	$140,687

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(19,643)	$(400)	$0	$(20,043)
Over the counter	0	(81,504)	(577)	(82,081)
	$(19,643)	$(81,904)	$(577)	$(102,124)

Totals	$13,661	$15,788,123	$2,996	$15,804,780

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund I, Ltd., which is a 100% owned subsidiary of the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	45

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and

46	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2014

sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

ANNUAL REPORT	MARCH 31, 2014	47

Notes to Financial Statements (Cont.)

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective for interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Consolidated Schedule of Investments and Note 7, Principal Risks for additional details.

In June 2013, the FASB issued an ASU providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. At this time, management is evaluating the ASU to determine whether it will impact the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for

48	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2014

applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

ANNUAL REPORT	MARCH 31, 2014	49

Notes to Financial Statements (Cont.)

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

50	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2014

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2014	51

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the investment advisor may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the investment advisor does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding.

52	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2014

Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of March 31, 2014, the Fund had no unfunded loan commitments.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs

ANNUAL REPORT	MARCH 31, 2014	53

Notes to Financial Statements (Cont.)

are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory

54	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2014

and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
$718,667	$5,285,193	$(6,003,800)	$90	$(65)	$85	$294	$0

Investments in PIMCO Short-Term Floating NAV III Portfolio

Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
$72,507	$194,916	$(267,300)	$5	$(7)	$121	$15	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of

ANNUAL REPORT	MARCH 31, 2014	55

Notes to Financial Statements (Cont.)

Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

56	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2014

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

ANNUAL REPORT	MARCH 31, 2014	57

Notes to Financial Statements (Cont.)

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Fund may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Fund may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Fund may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

58	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2014

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Fund may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns for the Fund or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Consolidated Statement of Operations.

ANNUAL REPORT	MARCH 31, 2014	59

Notes to Financial Statements (Cont.)

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Fund may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery

60	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2014

value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate, or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ANNUAL REPORT	MARCH 31, 2014	61

Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Fund may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swap Agreements  The Fund may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero.

62	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2014

At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the

ANNUAL REPORT	MARCH 31, 2014	63

Notes to Financial Statements (Cont.)

failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Fund by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund

64	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2014

has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2014	65

Notes to Financial Statements (Cont.)

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN STRATEGY FUND®

The PIMCO Cayman Commodity Fund I, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity

66	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2014

Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Fund (amounts in thousands).

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Fund Net Assets	$14,119,714
Subsidiary % of Fund Net Assets	28.2%
Subsidiary Financial Statement Information
Total assets	$4,561,838
Total liabilities	575,263
Net assets	$3,986,575
Total income	26,696
Net investment income (loss)	2,455
Net realized gain (loss)	(725,178)
Net change in unrealized appreciation (depreciation)	(107,178)
Increase (decrease) in net assets resulting from operations	$(829,901)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
0.25%	0.35%	0.25%	0.45%	0.45%

ANNUAL REPORT	MARCH 31, 2014	67

Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain

68	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2014

redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2014, the Distributor received $18,851,245 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Reimbursement by PIMCO. For the period ended March 31, 2014, the amount was $23,149,745.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

ANNUAL REPORT	MARCH 31, 2014	69

Notes to Financial Statements (Cont.)

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2014, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$916,940	$1,173,245

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$6,968,318	$12,399,811	$1,966,558	$2,777,532

70	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2014

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	936,385	$5,438,776	711,430	$4,763,244
Class P	180,500	1,048,920	232,669	1,532,598
Administrative Class	31,039	176,933	83,054	536,736
Class D	47,862	277,106	65,008	431,278
Class A	73,467	423,539	102,193	674,228
Class B	15	83	31	202
Class C	9,743	54,692	18,184	116,771
Class R	7,129	40,172	4,056	26,431

Issued as reinvestment of distributions
Institutional Class	42,155	237,604	52,908	351,492
Class P	5,022	28,254	6,200	41,176
Administrative Class	1,393	7,736	2,706	17,765
Class D	3,165	17,600	3,624	23,723
Class A	4,744	26,302	5,426	35,415
Class B	41	224	58	369
Class C	1,488	7,975	1,679	10,650
Class R	177	963	67	432

Cost of shares redeemed
Institutional Class	(1,378,579)	(7,896,588)	(929,957)	(6,261,038)
Class P	(265,371)	(1,552,241)	(106,395)	(709,984)
Administrative Class	(78,191)	(464,620)	(55,449)	(360,631)
Class D	(97,476)	(555,904)	(70,624)	(461,259)
Class A	(179,693)	(1,025,674)	(181,645)	(1,164,024)
Class B	(1,507)	(8,479)	(4,506)	(28,928)
Class C	(54,739)	(302,407)	(41,543)	(264,606)
Class R	(2,351)	(13,176)	(1,203)	(7,794)
Net (decrease) resulting from Fund share transactions	(713,582)	$(4,032,210)	(102,029)	$(695,754)

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

ANNUAL REPORT	MARCH 31, 2014	71

Notes to Financial Statements (Cont.)

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2014, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

72	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2014

As of March 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
$0	$0	$118,540	($41,027)	$0	($260,104)	$0
(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, and Lehman securities.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through March 31, 2014 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2013 through March 31, 2014 and Ordinary losses realized during the period January 1, 2014 through March 31, 2014, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2014, the Fund had accumulated capital losses expiring in the following years (amounts in thousands) .

The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses (amounts in thousands)
3/31/2014	3/31/2015	3/31/2016	3/31/2017	3/31/2018	3/31/2019
$0	$0	$0	$0	$0	$0

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2014, the Fund had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$—

As of March 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$15,688,302	$214,223	($133,190)	$81,032
(6)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, sale/buyback transactions and treasury inflation-protected securities deflationary (TIPS) adjustments for federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2014	73

Notes to Financial Statements (Cont.)

March 31, 2014

For the fiscal years ended March 31, 2014 and March 31, 2013, respectively, the Fund made the following tax basis distributions (amounts in thousands):

March 31, 2014			March 31, 2013
Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
$313,825	$2,204	$71,988	$555,609	$59,193	$0
(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

74	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and

Shareholders of PIMCO CommodityRealReturn Strategy Fund®:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn Strategy Fund® and its wholly owned subsidiary (one series of PIMCO Funds, hereinafter referred to as the “Fund”) at March 31, 2014, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereinafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2014

ANNUAL REPORT	MARCH 31, 2014	75

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GRE	RBS Securities, Inc.
BOA	Bank of America N.A.	GST	Goldman Sachs International
BOS	Banc of America Securities LLC	HUS	HSBC Bank USA N.A.
BPG	BNP Paribas Securities Corp.	JPM	JPMorgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MAC	Macquarie Bank Limited
BRC	Barclays Bank PLC	MSC	Morgan Stanley & Co., Inc.
BSN	Bank of Nova Scotia	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	RDR	RBC Dain Rausher, Inc.
CIB	Canadian Imperial Bank of Commerce	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	SOG	Societe Generale
FBF	Credit Suisse International	SSB	State Street Bank and Trust Co.
FOB	Credit Suisse Securities (USA) LLC	TDM	TD Securities (USA) LLC
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	NZD	New Zealand Dollar
CAD	Canadian Dollar	PLN	Polish Zloty
EUR	Euro	USD (or $)	United States Dollar
GBP	British Pound	ZAR	South African Rand
JPY	Japanese Yen

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange
COMEX	Commodity Exchange, Inc.	OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	JETNWE CAL14	2014 Calendar NWE CIF Jet Fuel
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	JMABNIC0	JPMorgan Nic 0 Custom Index
CUAC 4Q14	4th Quarter of 2014 Corn-Ethanol Spread Calendar Swap	JMABNICP	JPMorgan Nic P Custom Index
CVICSTR3	Dow Jones-UBS Customized Post Roll Index	JMC1DLH5	Dow Jones-UBS Lean Hogs Sub-Index 5-Month Forward
DBLCF27U	DBLCI Flex 027 Index	JMCU305E	JPMorgan Live Cattle Sub-Index
DJUBLC3T	Dow Jones-UBS Live Cattle 3-Month Forward	JMCU3A3TR	JP Morgan Custom F3 Index TR
DJUBS	Dow Jones-UBS Commodity Index	LLSBRT CAL14	2014 Iis-Brent Spread Calendar Swap
DJUBSF3T	Dow Jones-UBS 3-Month Forward Total Return Commodity	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return
DJUBSHG	Dow Jones-UBS Copper Sub-Index	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return
DJUBSLH3	Dow Jones-UBS Lean Hogs Sub-Index 3-Month Forward	NGCAL19	Natural Gas Calendar 2019
DJUBSTR	Dow Jones-UBS Commodity Index Total Return	PLTMLNPM	London Platinum & Palladium Market PM Fix
FRCPXTOB	France Consumer Price ex-Tobacco Index	SLVRLND	London Silver Market Fixing Ltd.
GOCO CAL14	2014 Gasoil Crack Calendar Swap	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
GOLDLNPM	London Gold Market Fixing Ltd. PM	ULSDNWE CAL14	2014 Calendar Ultra-Low Sulfur Diesel NWE
HSFOCO CAL14	2014 High Sulfur Fuel Oil-Brent Spread Calendar Swap

76	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	NCUA	Euro Interbank Offered Rate
BBR	Bank Bill Rate	oz.	Ounce
BBSW	Bank Bill Swap Reference Rate	RBOB	Reformulated Blendstock for Oxygenate Blending
CDI	Brazil Interbank Deposit Rate	TBD	To Be Determined
CDO	Collateralized Debt Obligation	WTI	West Texas Intermediate
CLO	Collateralized Loan Obligation	YOY	Year-Over-Year
EURIBOR	Euro Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2014	77

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO CommodityRealReturn Strategy Fund®	0.40%	0.40%	$144,990	$243,027

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

78	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO.	171	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).
Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	171	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).
Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.
**	Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	MARCH 31, 2014	79

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.
David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.
William H. Gross (1944) Senior Vice President	04/1987 to Present	Managing Director and Chief Investment Officer, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.
Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.
William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.
Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.
Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.
Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.
Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.
Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.
Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

80	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Privacy Policy

(Unaudited)

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2014	81

Privacy Policy (Cont’d.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

82	PIMCO COMMODITYREALRETURN STRATEGY FUND®

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

Sign up for e-delivery

To get future shareholder reports online and to eliminate mailings, go to: pimco.com/edelivery

pimco.com/investments

PF3011AR_033114

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2014

PIMCO Income Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past twelve months, investors faced periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical issues in the Middle East and Ukraine, and growing concern over China’s economic health.

Beginning in mid-May 2013 conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow the pace of its quantitative easing (“QE”) asset purchase program. The shift in tone fueled a broad-based sell-off within fixed income assets throughout most of the summer, reducing market liquidity and pushing yields higher across the risk spectrum.

In September 2013, then-Fed Chairman Ben Bernanke clarified the central bank’s commitment to maintain its asset purchases of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero to 25 basis point range. The Fed also announced its intent to delay any tapering until more convincing indicators of economic growth become apparent, and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore moving higher) and a rally across most equity markets.

By October 2013, investors were once again kept on edge due to the partial shutdown of the U.S. government that began during the first week of October, and the debt ceiling negotiations between the White House and Congress. Investors were relieved by the last-minute deal announced on October 17 to reopen the U.S. government and raise the debt ceiling. Towards the latter part of December 2013, the Fed announced that beginning in January it would gradually exit its bond-buying program. While the markets had had months to prepare for the announcement, equities and prices on other risk assets surged while bond yields drifted higher.

More recently in March 2014, Janet Yellen, making her first official statement since becoming Fed Chair the month before, alluded to the possibility of earlier-than-expected hikes in the Federal Funds Rate. Her comments caused a spike in short-term yields, contributing to bond market volatility and a steepening yield curve.

Overseas, European economies continued to stabilize, but concerns rose in Asia, especially over China’s economic health. In addition to weaker economic data, China experienced its first-ever corporate default, exposing cracks in the country’s vast and overleveraged shadow banking system. Weaker economic data in Japan weighed on Japanese equity markets, while geopolitical concerns in Ukraine over Russia’s annexation of Crimea also caused investor jitters.

Highlights of our twelve-month reporting period include:

■

U.S. Treasuries posted negative returns, as measured by the Barclays U.S. Treasury Index, which declined 1.26%. Concerns over declining global liquidity, economic weakness in China, and uncertainty surrounding Ukraine contributed

2	PIMCO INCOME FUND

to demand for safe-haven assets during the latter part of the period. U.S. Treasuries also gave back some price gains in March 2014 as markets reacted to comments made by Fed Chair Janet Yellen regarding the timing of future Federal Funds Rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.72% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a negative return of 6.49%, as represented by the Barclays U.S. TIPS Index, and underperformed nominal U.S. Treasuries as breakeven inflation levels generally narrowed. Although inflation is expected to move higher as the U.S. economy improves, core inflation still remains exceptionally low by historical standards. Shorter-maturity U.S. TIPS lagged the broader TIPS market late in the reporting period as the positive effects from the commodity rally in the first quarter of 2014 was partially offset by financial markets pricing in a faster-than-expected pace of Fed tapering. Diversified commodities posted negative returns for the overall reporting period, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 2.10%.

■

Agency mortgage-backed securities (“MBS”) posted positive returns for the reporting period and outperformed like-duration U.S. Treasuries. However, the Fed’s tapering of Agency MBS during the first quarter of 2014 and the rise in interest rates during the summer of 2013 negatively impacted lower coupon 30-year MBS, with these securities underperforming like-duration U.S. Treasuries. At the current pace of quantitative easing, the Federal Reserve has outlined plans to conduct $25 billion in net MBS purchases in April versus $40 billion per month in 2013. Non-Agency MBS performance was strong as the sector continued to benefit from improving housing fundamentals and limited outstanding supply.

■

The U.S. investment grade credit market returned 1.02%, as measured by the Barclays U.S. Credit Index. Spreads narrowed to the lowest level since mid-2007, amid improving global growth fundamentals. The high yield sector posted positive returns, benefiting from an idyllic mix of robust inflows and light new supply during the reporting period. Bank loans also posted relatively healthy returns as investor demand for less interest rate sensitive assets remained strong.

■

Tax-exempt municipal bonds returned 0.39%, as represented by the Barclays Municipal Bond Index. Municipal bond market returns were driven by coupon income as municipal yields moved higher with U.S. Treasury rates. Municipal market demand exhibited weakness throughout the last three quarters of 2013, as municipal mutual funds recorded over $63 billion of outflows. This was somewhat mitigated by low supply conditions, as primary new issue supply

ANNUAL REPORT	MARCH 31, 2014	3

Chairman’s Letter (Cont.)

declined year-over-year, driven by a deterioration of refunding volume in the higher interest rate environment. Taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, declined 1.17% over the reporting period.

■

Emerging markets (“EM”) external debt outperformed U.S. Treasuries during the reporting period as carry mitigated moderate spread widening and rising U.S. Treasury yields. EM local debt, however, underperformed U.S. Treasuries due to weaker EM currencies and a rise in yields which weighed on returns for EM local assets.

■

U.S. equities returned 21.86%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 19.07%. The rally in developed market equities was encouraged by increased risk taking among investors in their search for higher-returning assets, and signs of continuing economic growth in the U.S. and Europe. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 1.43% as investors generally shunned EM equities in favor of their developed market counterparts.

On the following pages of this PIMCO Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected performance over the twelve-month reporting period ended March 31, 2014.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INCOME FUND

Important Information About the PIMCO Income Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in the Fund’s prospectus. The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

ANNUAL REPORT	MARCH 31, 2014	5

Important Information About the PIMCO Income Fund (Cont.)

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the initial investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents

6	PIMCO INCOME FUND

the total return performance average of funds that are tracked by Lipper that have the same Fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes.

The following table discloses the inception dates of the Fund and its share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Income Fund	03/30/07	03/30/07	04/30/08	03/30/07	03/30/07	03/30/07	03/30/07	03/30/07

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2014	7

PIMCO Income Fund

Cumulative Returns Through March 31, 2014

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	Fund Inception (03/30/07)
PIMCO Income Fund Institutional Class	5.08%	15.62%	10.45%
PIMCO Income Fund Class P	5.00%	15.52%	10.35%
PIMCO Income Fund Administrative Class	4.87%	15.36%	10.19%
PIMCO Income Fund Class D	4.83%	15.31%	10.14%
PIMCO Income Fund Class A	4.70%	15.16%	9.99%
PIMCO Income Fund Class A (adjusted)	0.77%	14.29%	9.39%
PIMCO Income Fund Class C	4.08%	14.40%	9.22%
PIMCO Income Fund Class C (adjusted)	3.08%	14.40%	9.22%
PIMCO Income Fund Class R	4.49%	14.90%	9.73%
Barclays U.S. Aggregate Index	-0.10%	4.80%	4.96%
Lipper Multi-Sector Income Funds Average	2.68%	10.93%	5.87%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 03/31/2007.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.48% for Institutional Class shares, 0.58% for Class P shares, 0.73% for Administrative Class shares, 0.82% for Class D shares, 0.88% for Class A shares, 1.63% for Class C shares, and 1.13% for Class R shares.

8	PIMCO INCOME FUND

Institutional Class - PIMIX	Class P - PONPX	Administrative Class - PIINX	Class D - PONDX
Class A - PONAX	Class C - PONCX	Class R - PONRX

Allocation Breakdown‡

Mortgage-Backed Securities	31.3%
Asset-Backed Securities	21.5%
Corporate Bonds & Notes	19.6%
Sovereign Issues	7.0%
U.S. Treasury Obligations	6.8%
U.S. Government Agencies	6.4%
Other	7.4%

‡	% of Total Investments as of 03/31/14

Portfolio Insights

»

The PIMCO Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to duration (or sensitivity to changes in market interest rates) benefited performance relative to the Fund’s benchmark index as interest rates rose during the reporting period.

»	An allocation to high yield credit benefited performance as the sector provided a strong source of carry (or incremental yield) for the portfolio.

»	Exposure to emerging markets detracted from performance as this sector posted negative returns over the reporting period.

»	An allocation to non-Agency securities benefited performance due to spread tightening, strong carry, and security selection within the sector.

ANNUAL REPORT	MARCH 31, 2014	9

Expense Example

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held from October 1, 2013 to March 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period *	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period *	Net Annualized Expense Ratio
Institutional Class	$1,000.00	$1,046.30	$2.30	$1,000.00	$1,022.69	$2.27	0.45%
Class P	1,000.00	1,045.90	2.81	1,000.00	1,022.19	2.77	0.55
Administrative Class	1,000.00	1,045.20	3.57	1,000.00	1,021.44	3.53	0.70
Class D	1,000.00	1,045.00	4.03	1,000.00	1,020.99	3.98	0.79
Class A	1,000.00	1,044.40	4.33	1,000.00	1,020.69	4.28	0.85
Class C	1,000.00	1,041.30	8.14	1,000.00	1,016.95	8.05	1.60
Class R	1,000.00	1,043.40	5.60	1,000.00	1,019.45	5.54	1.10

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	PIMCO INCOME FUND

Benchmark Descriptions

Index	Description

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index

Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to directly invest in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	11

Financial Highlights PIMCO Income Fund

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Institutional Class
03/31/2014	$12.54	$0.56	$0.06	$0.62	$(0.67)	$(0.02)	$0.00
03/31/2013	11.26	0.60	1.51	2.11	(0.76)	(0.07)	0.00
03/31/2012	11.32	0.76	0.07	0.83	(0.80)	(0.09)	0.00
03/31/2011	10.21	0.79	1.09	1.88	(0.69)	(0.08)	0.00
03/31/2010	8.54	0.67	1.71	2.38	(0.71)	0.00	0.00
Class P
03/31/2014	12.54	0.54	0.07	0.61	(0.66)	(0.02)	0.00
03/31/2013	11.26	0.58	1.52	2.10	(0.75)	(0.07)	0.00
03/31/2012	11.32	0.74	0.08	0.82	(0.79)	(0.09)	0.00
03/31/2011	10.21	0.77	1.10	1.87	(0.68)	(0.08)	0.00
03/31/2010	8.54	0.66	1.71	2.37	(0.70)	0.00	0.00
Administrative Class
03/31/2014	12.54	0.53	0.06	0.59	(0.64)	(0.02)	0.00
03/31/2013	11.26	0.54	1.54	2.08	(0.73)	(0.07)	0.00
03/31/2012	11.32	0.74	0.06	0.80	(0.77)	(0.09)	0.00
03/31/2011	10.21	0.73	1.12	1.85	(0.66)	(0.08)	0.00
03/31/2010	8.54	0.64	1.72	2.36	(0.69)	0.00	0.00
Class D
03/31/2014	12.54	0.51	0.08	0.59	(0.64)	(0.02)	0.00
03/31/2013	11.26	0.56	1.52	2.08	(0.73)	(0.07)	0.00
03/31/2012	11.32	0.73	0.07	0.80	(0.77)	(0.09)	0.00
03/31/2011	10.21	0.76	1.09	1.85	(0.66)	(0.08)	0.00
03/31/2010	8.54	0.64	1.71	2.35	(0.68)	0.00	0.00
Class A
03/31/2014	12.54	0.51	0.06	0.57	(0.62)	(0.02)	0.00
03/31/2013	11.26	0.54	1.52	2.06	(0.71)	(0.07)	0.00
03/31/2012	11.32	0.71	0.07	0.78	(0.75)	(0.09)	0.00
03/31/2011	10.21	0.73	1.10	1.83	(0.64)	(0.08)	0.00
03/31/2010	8.54	0.63	1.71	2.34	(0.67)	0.00	0.00

Please see footnotes on page 14.

12	PIMCO INCOME FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate *

$(0.69)	$12.47	5.08%	$14,860,145	0.45%		0.45%		0.45%		0.45%		4.49%	251%
(0.83)	12.54	19.27	12,784,174	0.47		0.48		0.44		0.45		4.95	226
(0.89)	11.26	7.71	4,840,829	0.56		0.61		0.40		0.45		6.82	311
(0.77)	11.32	18.91	3,383,093	0.51		0.56		0.40		0.45		7.08	181
(0.71)	10.21	28.71	418,593	0.45		0.50		0.40		0.45		7.04	188

(0.68)	12.47	5.00	4,296,314	0.55		0.55		0.55		0.55		4.40	251
(0.82)	12.54	19.17	2,506,400	0.57		0.58		0.54		0.55		4.76	226
(0.88)	11.26	7.62	453,077	0.66		0.71		0.50		0.55		6.66	311
(0.76)	11.32	18.81	62,296	0.61		0.66		0.50		0.55		6.96	181
(0.70)	10.21	28.59	4,385	0.55		0.60		0.50		0.55		6.67	188

(0.66)	12.47	4.87	141,218	0.70		0.70		0.70		0.70		4.32	251
(0.80)	12.54	19.02	26,705	0.72		0.73		0.69		0.70		4.45	226
(0.86)	11.26	7.47	1,780	0.81		0.86		0.65		0.70		6.58	311
(0.74)	11.32	18.64	588	0.76		0.81		0.65		0.70		6.66	181
(0.69)	10.21	28.37	256	0.70		0.75		0.65		0.70		6.45	188

(0.66)	12.47	4.83	5,275,821	0.77	(b)	0.77	(b)	0.77	(b)	0.77	(b)	4.16	251
(0.80)	12.54	18.97	4,489,774	0.77		0.78		0.74		0.75		4.58	226
(0.86)	11.26	7.43	1,044,204	0.86		0.91		0.70		0.75		6.50	311
(0.74)	11.32	18.59	497,208	0.81		0.86		0.70		0.75		6.80	181
(0.68)	10.21	28.31	16,845	0.75		0.80		0.70		0.75		6.61	188

(0.64)	12.47	4.70	4,659,829	0.85		0.85		0.85		0.85		4.11	251
(0.78)	12.54	18.83	4,016,302	0.87		0.88		0.84		0.85		4.47	226
(0.84)	11.26	7.29	918,965	0.96	(c)	1.01	(c)	0.80	(c)	0.85	(c)	6.36	311
(0.72)	11.32	18.44	357,176	0.96		1.01		0.85		0.90		6.58	181
(0.67)	10.21	28.12	38,300	0.90		0.95		0.85		0.90		6.51	188

Please see footnotes on page 14.

ANNUAL REPORT	MARCH 31, 2014	13

Financial Highlights PIMCO Income Fund (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Class C
03/31/2014	$12.54	$0.42	$0.08	$0.50	$(0.55)	$(0.02)	$0.00
03/31/2013	11.26	0.45	1.54	1.99	(0.64)	(0.07)	0.00
03/31/2012	11.32	0.63	0.08	0.71	(0.68)	(0.09)	0.00
03/31/2011	10.21	0.64	1.12	1.76	(0.57)	(0.08)	0.00
03/31/2010	8.54	0.55	1.71	2.26	(0.59)	0.00	0.00
Class R
03/31/2014	12.54	0.48	0.07	0.55	(0.60)	(0.02)	0.00
03/31/2013	11.26	0.51	1.53	2.04	(0.69)	(0.07)	0.00
03/31/2012	11.32	0.68	0.08	0.76	(0.73)	(0.09)	0.00
03/31/2011	10.21	0.70	1.11	1.81	(0.62)	(0.08)	0.00
03/31/2010	8.54	0.60	1.71	2.31	(0.64)	0.00	0.00

*	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2013, the Class’s supervisory and administrative fee was increased by 0.04% to an annual rate of 0.29%.
(c)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

14	PIMCO INCOME FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate *

$(0.57)	$12.47	4.08%	$3,754,059	1.60%		1.60%		1.60%		1.60%		3.36%	251%
(0.71)	12.54	18.10	2,712,135	1.62		1.63		1.59		1.60		3.71	226
(0.77)	11.26	6.58	603,788	1.71	(c)	1.76	(c)	1.55	(c)	1.60	(c)	5.61	311
(0.65)	11.32	17.64	184,154	1.71		1.76		1.60		1.65		5.81	181
(0.59)	10.21	27.13	36,633	1.65		1.70		1.60		1.65		5.61	188

(0.62)	12.47	4.49	64,662	1.10		1.10		1.10		1.10		3.90	251
(0.76)	12.54	18.58	35,624	1.12		1.13		1.09		1.10		4.20	226
(0.82)	11.26	7.05	4,225	1.21	(c)	1.26	(c)	1.05	(c)	1.10	(c)	6.11	311
(0.70)	11.32	18.17	754	1.21		1.26		1.10		1.15		6.31	181
(0.64)	10.21	27.78	67	1.15		1.20		1.10		1.15		6.22	188

ANNUAL REPORT	MARCH 31, 2014	15

Statement of Assets and Liabilities PIMCO Income Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$32,120,429
Investments in Affiliates	601,329
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,685
Over the counter	102,077
Cash	3,741
Deposits with counterparty	11,969
Foreign currency, at value	47,353
Receivable for investments sold	4,572,654
Receivable for Fund shares sold	91,292
Interest and dividends receivable	203,983
Dividends receivable from Affiliates	37
Other assets	10
37,763,559
Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$32,156
Payable for sale-buyback transactions	35,056
Payable for short sales	753,363
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,455
Over the counter	527,949
Payable for investments purchased	3,240,250
Payable for investments in Affiliates purchased	37
Deposits from counterparty	31,649
Payable for Fund shares redeemed	59,874
Dividends payable	10,435
Accrued investment advisory fees	6,445
Accrued supervisory and administrative fees	6,863
Accrued distribution fees	3,276
Accrued servicing fees	1,703
4,711,511
Net Assets	$33,052,048
Net Assets Consist of:
Paid in capital	$31,613,256
(Overdistributed) net investment income	(279,085)
Accumulated undistributed net realized (loss)	(8,200)
Net unrealized appreciation	1,726,077
$33,052,048
Cost of Investments in Securities	$30,547,349
Cost of Investments in Affiliates	$601,327
Cost of Foreign Currency Held	$47,315
Proceeds Received on Short Sales	$753,246
Cost or Premiums of Financial Derivative Instruments, net	$(598,056)

* Includes repurchase agreements of:	$85,022

16	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

Net Assets:
Institutional Class	$14,860,145
Class P	4,296,314
Administrative Class	141,218
Class D	5,275,821
Class A	4,659,829
Class C	3,754,059
Class R	64,662
Shares Issued and Outstanding:
Institutional Class	1,191,900
Class P	344,612
Administrative Class	11,327
Class D	423,190
Class A	373,754
Class C	301,138
Class R	5,187
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$12.47
Class P	12.47
Administrative Class	12.47
Class D	12.47
Class A	12.47
Class C	12.47
Class R	12.47

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2014	17

Statement of Operations PIMCO Income Fund

Year Ended March 31, 2014
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$1,438,131
Dividends	1,108
Dividends from Investments in Affiliates	3,757
Miscellaneous income	55
Total Income	1,443,051

Expenses:
Investment advisory fees	72,865
Supervisory and administrative fees	76,479
Distribution and/or servicing fees - Administrative Class	339
Distribution and/or servicing fees - Class D	11,655
Distribution fees - Class C	24,671
Distribution fees - Class R	120
Servicing fees - Class A	11,574
Servicing fees - Class C	8,223
Servicing fees - Class R	120
Trustee fees	88
Interest expense	293
Total Expenses	206,427

Net Investment Income	1,236,624

Net Realized Gain/(Loss):
Investments in securities	(121,469)
Investments in Affiliates	(641)
Exchange-traded or centrally cleared financial derivative instruments	359,292
Over the counter financial derivative instruments	(174,146)
Foreign currency	(2,802)
Net Realized Gain	60,234

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	218,057
Investments in Affiliates	(266)
Exchange-traded or centrally cleared financial derivative instruments	(114,218)
Over the counter financial derivative instruments	(42,817)
Foreign currency assets and liabilities	601
Net Change in Unrealized Appreciation	61,357
Net Gain	121,591

Net Increase in Net Assets Resulting from Operations	$1,358,215

* Foreign tax withholdings	$2

18	PIMCO INCOME FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Income Fund

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase in Net Assets from:

Operations:
Net investment income	$1,236,624	$742,000
Net realized gain	60,234	281,257
Net change in unrealized appreciation	61,357	1,541,024
Net increase resulting from operations	1,358,215	2,564,281

Distributions to Shareholders:
From net investment income
Institutional Class	(723,592)	(533,177)
Class P	(157,584)	(85,562)
Administrative Class	(7,074)	(665)
Class D	(239,937)	(156,114)
Class A	(232,984)	(135,626)
Class C	(145,831)	(82,073)
Class R	(2,334)	(1,022)
From net realized capital gains
Institutional Class	(19,452)	(61,810)
Class P	(4,238)	(10,157)
Administrative Class	(200)	(76)
Class D	(6,741)	(19,187)
Class A	(6,891)	(17,048)
Class C	(4,869)	(11,508)
Class R	(75)	(124)
Tax basis return of capital
Institutional Class	0	0
Class P	0	0
Administrative Class	0	0
Class D	0	0
Class A	0	0
Class C	0	0
Class R	0	0

Total Distributions	(1,551,802)	(1,114,149)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	6,674,521	17,254,114

Total Increase in Net Assets	6,480,934	18,704,246

Net Assets:
Beginning of year	26,571,114	7,866,868
End of year*	$33,052,048	$26,571,114

*Including undistributed (overdistributed) net investment income of:	$(279,085)	$3,032

**	See Note 12 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2014	19

Schedule of Investments PIMCO Income Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.2%

BANK LOAN OBLIGATIONS 4.9%
AerCap Holdings NV
1.750% due 02/24/2015		$48,200	$48,090
AES Corp.
3.750% due 06/01/2018		2,276	2,288
Air Medical Group Holdings, Inc.
5.000% due 06/30/2018		11,119	11,168
Albertson’s LLC
4.250% due 03/21/2016		3,539	3,563
Alliance Boots Holdings Ltd.
3.463% due 07/09/2015	GBP	27,643	46,145
3.963% due 07/10/2017		2,400	4,020
3.963% due 07/31/2017		98,100	164,161
Allison Transmission, Inc.
3.750% due 08/23/2019		$12,325	12,355
Ardagh Holdings USA, Inc.
1.000% due 12/17/2019		4,900	4,917
4.250% due 12/17/2019		798	802
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		3,224	3,232
Axalta Coating Systems U.S. Holdings, Inc.
4.000% due 02/01/2020		5,459	5,473
Biomet, Inc.
3.654% - 3.733% due 07/25/2017		19,971	20,020
BMC Software Finance, Inc.
5.000% due 09/10/2020		4,540	4,549
CCM Merger, Inc.
5.000% due 03/01/2017		8,105	8,149
Clear Channel Communications, Inc.
3.803% due 01/29/2016		63,433	62,745
Commercial Barge Line Co.
7.500% due 09/23/2019		1,099	1,104
Community Health Systems, Inc.
2.983% due 01/22/2019		16,000	15,968
4.250% due 01/27/2021		5,455	5,508
CPG International, Inc.
4.750% due 09/30/2020		2,587	2,597
Crosby U.S. Acquisition Corp.
4.000% due 11/23/2020		11,771	11,756
CSC Holdings, Inc.
2.653% due 04/17/2020		39,447	39,050
DaVita, Inc.
4.000% due 11/01/2019		20,441	20,591
Dell, Inc.
3.750% due 10/29/2018		72,380	72,245
Envision Healthcare Corp.
4.000% due 05/25/2018		5,620	5,633

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FMG Resources Pty. Ltd.
4.250% due 06/28/2019	$40,387	$40,747
Gardner Denver, Inc.
4.250% due 07/30/2020	2,123	2,124
Grifols Worldwide Operations Ltd.
3.154% due 02/27/2021	37,900	37,924
H.J. Heinz Co.
3.250% due 06/07/2019	79,400	79,707
3.500% due 06/05/2020	127,370	128,238
HCA, Inc.
2.653% due 05/01/2016	10,200	10,210
HD Supply, Inc.
4.000% due 06/28/2018	16,717	16,787
Hertz Corp.
3.000% due 03/11/2018	5,334	5,317
Hilton Worldwide Finance LLC
4.000% due 10/26/2020	78,085	78,319
Hologic, Inc.
3.250% due 08/01/2019	5,999	5,984
Hub International Ltd.
4.750% due 10/02/2020	19,104	19,188
Iasis Healthcare LLC
4.500% due 05/03/2018	7,960	8,001
Ikaria, Inc.
5.000% due 02/12/2021	3,800	3,835
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019	67,125	67,376
International Lease Finance Corp.
2.986% due 02/13/2021	18,400	18,436
La Quinta Intermediate Holdings LLC
4.250% due 02/19/2021	14,600	14,625
Mallinckrodt International Finance S.A
3.500% due 03/19/2021	6,100	6,111
MGM Resorts International
2.903% due 12/20/2017	97,861	98,060
3.500% due 12/20/2019	12,344	12,341
NFR Energy LLC
8.750% due 12/31/2018	10,000	10,169
NGPL PipeCo LLC
6.750% due 09/15/2017	8,078	7,920
Novelis, Inc.
3.750% due 03/10/2017	2,903	2,908
NRG Energy, Inc.
2.750% due 07/02/2018	13,860	13,762
Ortho-Clinical Diagnostics, Inc.
7.000% due 02/12/2015	17,400	17,284
OSI Restaurant Partners LLC
3.500% due 10/25/2019	11,563	11,559
PRA Holdings, Inc.
4.500% due 09/23/2020	4,975	4,986

20	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Quintiles Transnational Corp.
3.750% due 06/08/2018		$11,391	$11,413
Reynolds Group Holdings, Inc.
4.000% due 12/01/2018		9,875	9,924
ServiceMaster Co.
4.250% due 01/31/2017		14,813	14,849
Spectrum Brands, Inc.
5.750% due 12/17/2019	CAD	19,195	17,428
Station Casinos LLC
4.250% due 03/02/2020		$26,850	26,967
Stockbridge SBE Holdings LLC
13.000% due 05/02/2017		7,300	8,066
Sun Products Corp.
5.500% due 03/23/2020		8,230	7,867
Univision Communications, Inc.
4.000% due 03/01/2020		136,128	136,255
Valeant Pharmaceuticals International, Inc.
3.750% due 02/13/2019		9,850	9,899
3.750% due 12/11/2019		2,463	2,475
Walter Energy, Inc.
7.250% due 04/02/2018		4,337	4,202
Weight Watchers International, Inc.
4.000% due 04/02/2020		39,600	30,814
Wilsonart International Holdings LLC
4.000% due 10/31/2019		20,374	20,352
WMG Acquisition Corp.
3.750% due 07/01/2020		17,512	17,454

Total Bank Loan Obligations (Cost $1,592,135)			1,616,012

CORPORATE BONDS & NOTES 19.4%

BANKING & FINANCE 11.1%
Abbey National Treasury Services PLC
1.819% due 04/25/2014		12,000	12,012
4.000% due 04/27/2016		10,000	10,605
AGFC Capital Trust
6.000% due 01/15/2067		55,100	46,835
Alexandria Real Estate Equities, Inc.
4.600% due 04/01/2022		13,000	13,456
Ally Financial, Inc.
0.000% due 06/15/2015		300	291
2.436% due 12/01/2014		500	502
2.750% due 01/30/2017		27,200	27,540
2.917% due 07/18/2016		4,150	4,244
3.125% due 01/15/2016		3,600	3,685
3.500% due 07/18/2016		50,600	52,244
3.635% due 06/20/2014		6,500	6,555
4.625% due 06/26/2015		45,450	47,177
4.750% due 09/10/2018		28,385	30,124
5.500% due 02/15/2017		104,500	113,905
6.250% due 12/01/2017		31,800	35,616

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 12/01/2014		$17,000	$17,652
8.000% due 03/15/2020		5,000	6,050
8.300% due 02/12/2015		22,020	23,327
American International Group, Inc.
6.765% due 11/15/2017	GBP	7,070	13,547
8.625% due 05/22/2068		6,500	12,841
AyT Cedulas Cajas Fondo de Titulizacion
3.750% due 06/30/2025	EUR	8,700	12,072
AyT Cedulas Cajas Fondo de Titulizacion de Activos
4.000% due 04/07/2014		11,000	15,160
4.750% due 12/04/2018		3,000	4,637
AyT Cedulas Cajas Global
4.250% due 10/25/2023		7,500	11,086
4.750% due 05/25/2027		51,200	76,251
Banco do Brasil S.A.
2.899% due 07/02/2014		$1,000	1,000
3.875% due 10/10/2022		12,700	11,843
4.500% due 01/20/2016	EUR	6,000	8,638
6.000% due 01/22/2020		$4,000	4,376
Banco Santander Brasil S.A.
4.250% due 01/14/2016		14,500	15,098
4.500% due 04/06/2015		4,500	4,658
Banco Santander Chile
3.875% due 09/20/2022		300	292
Banco Votorantim S.A.
5.250% due 02/11/2016		20,000	20,750
Bank of America Corp.
0.588% due 05/30/2014	EUR	5,000	6,890
0.699% due 01/15/2015		$4,000	4,008
0.752% due 07/22/2014	EUR	7,000	9,654
5.750% due 12/12/2014	GBP	8,255	14,210
6.400% due 08/28/2017		$2,800	3,217
7.750% due 04/30/2018	GBP	3,300	6,594
Bank of Scotland PLC
7.286% due 05/31/2016 (g)		500	897
Barclays Bank PLC
14.000% due 06/15/2019 (g)		4,000	9,049
BBVA Bancomer S.A.
4.500% due 03/10/2016		$5,000	5,312
Bear Stearns Cos. LLC
7.250% due 02/01/2018		40,000	47,667
BioMed Realty LP
6.125% due 04/15/2020		2,000	2,251
Blackstone CQP HoldCo LP
2.324% due 03/18/2019		167,000	166,067
BNP Paribas S.A.
7.195% due 06/25/2037 (g)		2,025	2,172
Caisse Centrale du Credit Immobilier de France S.A.
3.750% due 01/22/2015	EUR	17,185	24,261
Cantor Fitzgerald LP
6.375% due 06/26/2015		$11,500	12,017
7.875% due 10/15/2019		10,906	11,584

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	21

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cedulas Fondo de Titulizacion de Activos
0.340% due 04/08/2016	EUR	5,000	$6,780
4.250% due 03/28/2027		23,300	33,227
4.250% due 04/10/2031		130,400	180,120
CIT Group, Inc.
4.250% due 08/15/2017		$89,480	93,954
4.750% due 02/15/2015		24,890	25,637
5.000% due 05/15/2017		50,480	54,203
5.250% due 04/01/2014		37,354	37,354
5.250% due 03/15/2018		7,100	7,659
6.625% due 04/01/2018		3,300	3,708
Citigroup, Inc.
4.587% due 12/15/2015		5,000	5,306
5.000% due 09/15/2014		7,400	7,544
6.000% due 08/15/2017		500	567
Co-operative Group Holdings
6.875% due 07/08/2020	GBP	6,598	11,398
Columbia Property Trust Operating Partnership LP
5.875% due 04/01/2018		$3,000	3,155
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	44,150	71,847
Deutsche Annington Finance BV
3.200% due 10/02/2017		$7,800	8,014
Dexia Credit Local S.A.
5.375% due 07/21/2014	EUR	22,589	31,551
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$6,570	6,817
Eksportfinans ASA
0.890% due 06/16/2015	JPY	100,000	939
2.000% due 09/15/2015		$26,400	26,268
2.375% due 05/25/2016		24,350	24,167
3.000% due 11/17/2014		26,350	26,502
5.500% due 05/25/2016		3,900	4,124
5.500% due 06/26/2017		1,000	1,065
Everglades Re Ltd.
17.780% due 10/31/2015		1,500	1,520
Export-Import Bank of Korea
4.000% due 01/29/2021		3,000	3,170
4.375% due 09/15/2021		700	753
Ford Motor Credit Co. LLC
1.700% due 05/09/2016		25,150	25,446
6.625% due 08/15/2017		2,000	2,312
8.000% due 06/01/2014		8,000	8,098
8.700% due 10/01/2014		4,517	4,701
12.000% due 05/15/2015		12,000	13,477
General Motors Financial Co., Inc.
2.750% due 05/15/2016		22,794	23,150
3.250% due 05/15/2018		7,954	8,053
GMAC International Finance BV
7.500% due 04/21/2015	EUR	6,050	8,836

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goldman Sachs Group, Inc.
5.950% due 01/18/2018		$32,000	$36,279
6.150% due 04/01/2018		15,400	17,625
6.250% due 09/01/2017		500	572
Goodman Funding Pty. Ltd.
6.375% due 04/15/2021		4,000	4,548
Hanover Insurance Group, Inc.
6.375% due 06/15/2021		6,500	7,414
HBOS Capital Funding LP
6.461% due 11/30/2018 (g)	GBP	1,400	2,476
HBOS PLC
5.374% due 06/30/2021	EUR	20,800	30,574
6.750% due 05/21/2018		$29,500	33,491
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021		5,000	5,547
Hospitality Properties Trust
5.000% due 08/15/2022		26,895	28,016
5.125% due 02/15/2015		2,000	2,030
6.300% due 06/15/2016		10,000	10,760
6.700% due 01/15/2018		12,000	13,434
HSBC Finance Corp.
6.676% due 01/15/2021		20,000	23,374
ICICI Bank Ltd.
5.750% due 11/16/2020		19,700	21,049
International Lease Finance Corp.
4.875% due 04/01/2015		9,000	9,360
5.650% due 06/01/2014		7,400	7,462
5.750% due 05/15/2016		16,600	17,897
6.500% due 09/01/2014		53,425	54,761
6.750% due 09/01/2016		8,600	9,610
7.125% due 09/01/2018		36,600	42,730
8.625% due 09/15/2015		22,100	24,420
8.750% due 03/15/2017		3,600	4,239
Intesa Sanpaolo SpA
6.500% due 02/24/2021		200	226
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		50,000	48,125
5.500% due 08/06/2022		83,000	83,415
Jefferies Finance LLC
7.375% due 04/01/2020		4,700	4,958
Jefferies Group LLC
5.125% due 04/13/2018		6,500	7,089
5.125% due 01/20/2023		23,700	24,956
6.500% due 01/20/2043		52,300	54,961
8.500% due 07/15/2019		32,780	40,449
Kilroy Realty LP
4.800% due 07/15/2018		11,000	11,876
5.000% due 11/03/2015		22,000	23,427
Lazard Group LLC
4.250% due 11/14/2020		5,769	5,988
LBG Capital PLC
7.588% due 05/12/2020	GBP	12,734	22,026

22	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.625% due 12/09/2019	GBP	2,000	$3,477
7.625% due 10/14/2020	EUR	500	745
7.867% due 12/17/2019	GBP	2,000	3,504
7.869% due 08/25/2020		10,300	18,082
7.975% due 09/15/2024		1,700	3,025
9.000% due 12/15/2019		449	787
9.125% due 07/15/2020		651	1,145
9.875% due 02/10/2023		100	179
15.000% due 12/21/2019	EUR	750	1,580
15.000% due 12/21/2019	GBP	9,300	22,606
LeasePlan Corp. NV
2.500% due 05/16/2018		$6,900	6,860
Morgan Stanley
6.625% due 04/01/2018		7,000	8,170
7.300% due 05/13/2019		10,750	13,056
Oppenheimer Holdings, Inc.
8.750% due 04/15/2018		1,125	1,204
Piper Jaffray Cos.
4.734% due 11/30/2015		15,000	15,162
Pitch1
5.125% due 07/20/2022	EUR	2,400	3,734
Prologis LP
4.000% due 01/15/2018		$6,000	6,397
6.625% due 12/01/2019		5,000	5,917
Provident Funding Associates LP
10.125% due 02/15/2019		2,650	2,908
Prudential Covered Trust
2.997% due 09/30/2015		30,000	30,808
Qatari Diar Finance Co.
5.000% due 07/21/2020		10,000	11,151
RCI Banque S.A.
4.600% due 04/12/2016		6,400	6,784
Regions Financial Corp.
7.750% due 11/10/2014		9,750	10,162
Royal Bank of Scotland NV
0.935% due 03/09/2015		7,600	7,538
Royal Bank of Scotland PLC
0.942% due 04/11/2016		7,500	7,378
0.974% due 09/29/2015		10,000	9,900
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		41,500	41,396
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		88,800	91,997
5.180% due 06/28/2019		36,700	37,434
5.400% due 03/24/2017		4,500	4,686
5.717% due 06/16/2021		34,900	35,402
6.125% due 02/07/2022		48,400	49,972
SL Green Realty Corp.
4.500% due 12/01/2022		31,500	31,214
7.750% due 03/15/2020		21,995	26,195
SLM Corp.
3.875% due 09/10/2015		1,000	1,035

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 04/15/2015		$6,454	$6,712
5.000% due 12/15/2015 (h)	HKD	1,000	132
5.050% due 11/14/2014		$700	718
5.500% due 01/15/2019		8,800	9,342
6.000% due 01/25/2017		4,400	4,813
6.250% due 01/25/2016		25,100	27,077
8.000% due 03/25/2020		6,070	7,011
8.450% due 06/15/2018		12,450	14,707
8.780% due 09/15/2016	MXN	9,100	711
SLM Student Loan Trust
0.854% due 12/15/2033	EUR	2,146	2,858
Springleaf Finance Corp.
5.400% due 12/01/2015		$27,030	28,381
5.750% due 09/15/2016		1,000	1,064
6.500% due 09/15/2017		5,372	5,815
6.900% due 12/15/2017		258,179	284,642
7.750% due 10/01/2021		900	1,001
8.250% due 10/01/2023		900	1,008
Standard Chartered PLC
3.200% due 05/12/2016		7,500	7,832
3.850% due 04/27/2015		8,150	8,422
5.500% due 11/18/2014		490	506
Stone Street Trust
5.902% due 12/15/2015		15,000	16,147
Toll Road Investors Partnership LP
0.000% due 02/15/2045		174,231	34,426
UBS AG
4.750% due 05/22/2023		2,700	2,749
Virgin Media Secured Finance PLC
5.375% due 04/15/2021		12,000	12,450
5.500% due 01/15/2021	GBP	5,000	8,742
6.000% due 04/15/2021		22,700	40,162
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		$26,100	26,785
5.450% due 11/22/2017		20,000	20,474
5.942% due 11/21/2023		2,600	2,477
6.025% due 07/05/2022		50,700	49,752
6.902% due 07/09/2020		5,680	5,985
Waha Aerospace BV
3.925% due 07/28/2020		11,375	12,073
Western Union Co.
2.375% due 12/10/2015		3,100	3,174
Weyerhaeuser Co.
7.950% due 03/15/2025		300	373

			3,666,616

INDUSTRIALS 5.3%
ADT Corp.
4.125% due 06/15/2023		1,900	1,705
4.875% due 07/15/2042		872	720
6.250% due 10/15/2021		7,906	8,133

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	23

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Aeropuertos Dominicanos Siglo S.A.
9.250% due 11/13/2019		$19,300	$16,501
Aguila S.A.
7.875% due 01/31/2018		500	532
Air Canada Pass-Through Trust
4.125% due 11/15/2026		1,600	1,604
5.375% due 11/15/2022		1,400	1,421
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		400	434
Alion Science and Technology Corp.
12.000% due 11/01/2014 (d)		20,265	20,176
Almirall S.A.
4.625% due 04/01/2021	EUR	500	706
American Airlines Pass-Through Trust
5.250% due 07/31/2022		$2,030	2,203
American Airlines, Inc.
7.500% due 03/15/2016 ^		1,350	1,407
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		1,700	1,704
6.500% due 04/15/2040		4,200	3,666
Armored Autogroup, Inc.
9.250% due 11/01/2018		900	948
Associated Materials LLC
9.125% due 11/01/2017		1,330	1,406
Avaya, Inc.
7.000% due 04/01/2019		325	324
Aviation Capital Group Corp.
3.875% due 09/27/2016		19,957	20,687
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		712	740
Berau Coal Energy Tbk PT
7.250% due 03/13/2017		32,600	32,804
Berry Plastics Corp.
9.750% due 01/15/2021		750	875
Building Materials Corp. of America
7.500% due 03/15/2020		1,000	1,083
Cablevision Systems Corp.
8.000% due 04/15/2020		1,200	1,406
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020		5,000	4,450
Capella Healthcare, Inc.
9.250% due 07/01/2017		3,050	3,248
Catamaran Corp.
4.750% due 03/15/2021		4,100	4,167
Cemex S.A.B. de C.V.
4.989% due 10/15/2018		9,600	10,176
5.234% due 09/30/2015		13,000	13,491
7.250% due 01/15/2021		9,600	10,512
Centex Corp.
6.500% due 05/01/2016		8,500	9,392

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chesapeake Energy Corp.
9.500% due 02/15/2015		$12,200	$13,069
Chrysler Group LLC
8.000% due 06/15/2019		15,400	16,940
8.250% due 06/15/2021		2,000	2,273
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		17,400	18,683
Community Health Systems, Inc.
5.125% due 08/01/2021		4,800	4,944
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		1,400	1,414
5.500% due 04/29/2022		1,500	1,579
7.250% due 05/10/2021		7,435	8,699
7.707% due 10/02/2022		4,452	5,086
7.875% due 01/02/2020		2,422	2,652
Cooper Standard Automotive, Inc.
8.500% due 05/01/2018		1,000	1,050
CVS Pass-Through Trust
5.773% due 01/10/2033		6,451	7,050
7.507% due 01/10/2032		4,561	5,631
D.R. Horton, Inc.
5.625% due 01/15/2016		12,500	13,391
6.500% due 04/15/2016		14,000	15,347
Delta Air Lines Pass-Through Trust
4.750% due 11/07/2021		1,209	1,306
6.200% due 01/02/2020		6,113	6,831
7.750% due 06/17/2021		11,936	13,965
Deluxe Corp.
5.125% due 10/01/2014		5,000	5,094
DISH DBS Corp.
6.625% due 10/01/2014		8,900	9,145
7.125% due 02/01/2016		13,875	15,193
7.750% due 05/31/2015		11,436	12,279
DJO Finance LLC
9.750% due 10/15/2017		1,000	1,065
Dolphin Energy Ltd.
5.888% due 06/15/2019		66	74
Ecopetrol S.A.
7.625% due 07/23/2019		6,225	7,493
El Paso LLC
6.950% due 06/01/2028		500	476
7.750% due 01/15/2032		1,200	1,289
8.050% due 10/15/2030		1,700	1,820
8.250% due 02/15/2016		830	900
Elli Finance U.K. PLC
8.750% due 06/15/2019	GBP	4,400	8,205
Enterprise Inns PLC
6.500% due 12/06/2018		13,118	23,127
6.875% due 02/15/2021		5,000	8,753
6.875% due 05/09/2025		15,750	26,914
FBG Finance Ltd.
5.125% due 06/15/2015		$2,000	2,104

24	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ferrellgas Partners LP
8.625% due 06/15/2020		$650	$694
Forest Laboratories, Inc.
4.375% due 02/01/2019		13,600	14,331
Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021		750	802
Georgia-Pacific LLC
5.400% due 11/01/2020		1,100	1,236
Greene King Finance PLC
5.702% due 12/15/2034	GBP	1,027	1,560
Griffon Corp.
7.125% due 04/01/2018		$125	132
HCA, Inc.
3.750% due 03/15/2019		69,200	69,632
4.750% due 05/01/2023		80,500	79,796
5.875% due 03/15/2022		7,000	7,560
6.375% due 01/15/2015		7,269	7,560
6.500% due 02/15/2016		2,800	3,045
6.500% due 02/15/2020		55,200	61,962
7.190% due 11/15/2015		900	981
7.875% due 02/15/2020		23,500	25,074
8.360% due 04/15/2024		3,796	4,308
8.500% due 04/15/2019		15,100	15,809
9.000% due 12/15/2014		400	422
HeidelbergCement Finance Luxembourg S.A.
6.750% due 12/15/2015 (j)	EUR	6,000	9,010
7.500% due 10/31/2014		2,000	2,861
Hexion U.S. Finance Corp.
6.625% due 04/15/2020		$175	182
Hughes Satellite Systems Corp.
7.625% due 06/15/2021		150	170
Ineos Finance PLC
7.250% due 02/15/2019	EUR	53,300	77,743
7.500% due 05/01/2020		$4,400	4,845
8.375% due 02/15/2019		58,900	65,305
Jaguar Holding Co.
9.500% due 12/01/2019		500	559
Jaguar Land Rover Automotive PLC
8.125% due 05/15/2018	GBP	6,592	11,766
8.125% due 05/15/2021		$1,000	1,140
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		3,300	3,308
Laredo Petroleum, Inc.
9.500% due 02/15/2019		400	444
Lightstream Resources Ltd.
8.625% due 02/01/2020		2,000	2,010
Lukoil International Finance BV
7.250% due 11/05/2019		200	222
Manitowoc Co., Inc.
8.500% due 11/01/2020		875	987
MGM Resorts International
6.625% due 07/15/2015		8,141	8,670

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 04/01/2016		$1,400	$1,537
7.500% due 06/01/2016		8,700	9,733
8.625% due 02/01/2019		200	241
Mongolian Mining Corp.
8.875% due 03/29/2017		3,625	2,424
Nokia Siemens Networks Finance BV
6.750% due 04/15/2018	EUR	1,700	2,534
Novasep Holding S.A.S.
8.000% due 12/15/2016		$389	379
NXP BV
3.500% due 09/15/2016		11,000	11,302
OGX Austria GmbH
8.375% due 04/01/2022 ^		39,820	2,987
8.500% due 06/01/2018 ^		136,860	10,264
Perstorp Holding AB
8.750% due 05/15/2017		22,800	24,510
9.000% due 05/15/2017 (j)	EUR	22,900	34,545
Pertamina Persero PT
4.300% due 05/20/2023		$15,861	14,374
Petrobras International Finance Co.
5.375% due 01/27/2021		200	203
5.750% due 01/20/2020		26,896	28,218
7.875% due 03/15/2019		31,650	36,267
Petroleos de Venezuela S.A.
5.250% due 04/12/2017		5,751	4,328
5.375% due 04/12/2027		33,529	17,938
8.500% due 11/02/2017		3,834	3,221
PHH Corp.
9.250% due 03/01/2016		3,000	3,382
Post Holdings, Inc.
6.750% due 12/01/2021		6,700	7,110
Premier Foods PLC
6.500% due 03/15/2021	GBP	1,620	2,775
Pride International, Inc.
6.875% due 08/15/2020		$600	717
Priory Group PLC
7.000% due 02/15/2018	GBP	9,650	17,033
Regency Energy Partners LP
5.875% due 03/01/2022		$5,200	5,408
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		106,575	112,170
6.875% due 02/15/2021		4,500	4,882
7.875% due 08/15/2019		150	166
Rockies Express Pipeline LLC
3.900% due 04/15/2015		23,755	23,993
5.625% due 04/15/2020		22,060	21,729
6.000% due 01/15/2019		35,592	36,037
6.875% due 04/15/2040		20,477	18,685
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017		200	209
Samson Investment Co.
10.750% due 02/15/2020		5,000	5,475

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	25

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Schaeffler Finance BV
7.750% due 02/15/2017		$3,730	$4,252
Scientific Games Corp.
8.125% due 09/15/2018		1,000	1,070
Sonat, Inc.
7.000% due 02/01/2018		500	551
Spirit Issuer PLC
3.222% due 12/28/2031	GBP	750	1,182
5.472% due 12/28/2034		13,613	21,844
6.582% due 12/28/2027		11,216	19,587
STHI Holding Corp.
8.000% due 03/15/2018		$1,000	1,061
Suburban Propane Partners LP
7.500% due 10/01/2018		2,533	2,704
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		9,500	9,311
5.125% due 02/22/2021		3,000	3,252
Tenet Healthcare Corp.
4.375% due 10/01/2021		21,190	20,554
4.500% due 04/01/2021		18,100	17,761
6.000% due 10/01/2020		19,227	20,609
Time Warner Cable, Inc.
5.500% due 09/01/2041		78	82
5.850% due 05/01/2017		1,322	1,488
5.875% due 11/15/2040		771	838
6.750% due 07/01/2018		420	493
6.750% due 06/15/2039		75	89
7.300% due 07/01/2038		917	1,149
8.750% due 02/14/2019		230	291
Time Warner Entertainment Co. LP
8.375% due 03/15/2023		1,300	1,703
8.375% due 07/15/2033		4,172	5,765
Times Square Hotel Trust
8.528% due 08/01/2026		1,923	2,505
Toll Brothers Finance Corp.
8.910% due 10/15/2017		14,500	17,617
Tomkins LLC
9.000% due 10/01/2018		241	260
Trionista Holdco GmbH
5.000% due 04/30/2020	EUR	100	145
U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		$4,600	4,634
4.625% due 12/03/2026		4,784	5,011
5.375% due 05/15/2023		2,700	2,734
5.900% due 04/01/2026		2,401	2,683
7.125% due 04/22/2025		1,317	1,531
UAL Pass-Through Trust
9.750% due 07/15/2018		5,637	6,483
10.400% due 05/01/2018		33,997	38,672
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,382	2,308
6.542% due 03/30/2021		11,366	19,992

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
United Airlines Pass-Through Trust
4.000% due 10/11/2027 (c)		$5,100	$5,151
United Airlines, Inc.
6.750% due 09/15/2015		3,750	3,834
Unitymedia Hessen GmbH & Co. KG
5.500% due 01/15/2023		7,000	7,175
5.625% due 04/15/2023	EUR	3,500	5,250
5.750% due 01/15/2023		1,500	2,250
Unitymedia KabelBW GmbH
9.625% due 12/01/2019		7,601	11,480
Univision Communications, Inc.
6.750% due 09/15/2022		$55,847	62,060
6.875% due 05/15/2019		2,000	2,155
UPCB Finance Ltd.
6.875% due 01/15/2022		1,500	1,643
Valeant Pharmaceuticals International, Inc.
7.000% due 10/01/2020		3,500	3,806
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		200	207
Virgin Australia Trust
5.000% due 04/23/2025		3,834	4,045
6.000% due 04/23/2022		921	949
Warner Chilcott Co. LLC
7.750% due 09/15/2018		1,250	1,336
Welltec A/S
8.000% due 02/01/2019		6,000	6,420
Western Express, Inc.
12.500% due 04/15/2015		3,720	2,660
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		300	318
11.750% due 07/15/2017		1,000	1,055
WMG Acquisition Corp.
6.000% due 01/15/2021		900	943
Wyndham Worldwide Corp.
5.625% due 03/01/2021		1,000	1,094
Wynn Las Vegas LLC
5.375% due 03/15/2022		750	787

			1,754,193

UTILITIES 3.0%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020		8,600	9,191
AES Corp.
7.375% due 07/01/2021		350	401
8.000% due 10/15/2017		40	47
9.750% due 04/15/2016		1,500	1,751
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		100	117
Calpine Corp.
7.875% due 07/31/2020		2,400	2,652

26	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	$1,000	$1,139
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017	165,016	169,760
10.000% due 12/01/2020	71,550	75,664
10.250% due 12/01/2020	6,927	7,334
12.250% due 03/01/2022	5,000	5,925
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016	63,564	66,544
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023	5,600	5,509
Gazprom OAO Via Gaz Capital S.A.
4.950% due 05/23/2016	10,000	10,337
5.999% due 01/23/2021	10,200	10,442
6.212% due 11/22/2016	20,000	21,300
6.510% due 03/07/2022	13,400	13,869
7.288% due 08/16/2037	20,000	20,700
8.146% due 04/11/2018	25,550	28,999
9.250% due 04/23/2019	65,750	77,914
Korea Electric Power Corp.
3.000% due 10/05/2015	2,000	2,059
Midwest Generation LLC
8.560% due 01/02/2016	827	939
NGPL PipeCo LLC
7.119% due 12/15/2017	37,290	36,824
7.768% due 12/15/2037	35,670	33,441
9.625% due 06/01/2019 (j)	34,243	36,726
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	22,050	22,987
Perusahaan Listrik Negara PT
5.250% due 10/24/2042	800	653
Petrobras Global Finance BV
1.855% due 05/20/2016	12,689	12,578
2.000% due 05/20/2016	5,551	5,516
2.379% due 01/15/2019	7,931	7,762
2.593% due 03/17/2017	28,100	28,276
3.000% due 01/15/2019	3,895	3,692
Ras Laffan Liquefied Natural Gas Co. Ltd.
6.332% due 09/30/2027	$250	280
Rosneft Finance S.A.
6.625% due 03/20/2017	10,200	10,977
7.875% due 03/13/2018	5,200	5,837
Rosneft Oil Co. via Rosneft International Finance Ltd.
3.149% due 03/06/2017	10,800	10,638
4.199% due 03/06/2022	18,500	16,465
Sabine Oil & Gas LLC
9.750% due 02/15/2017	500	520
Sierra Hamilton LLC
12.250% due 12/15/2018	15,300	15,721
Sprint Capital Corp.
8.750% due 03/15/2032	1,500	1,658
Sprint Communications, Inc.
6.000% due 12/01/2016	9,200	10,108

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Corp.
7.125% due 06/15/2024		$13,102	$13,790
Tenaska Alabama Partners LP
7.000% due 06/30/2021		920	975
Tokyo Electric Power Co., Inc.
1.360% due 08/12/2015	JPY	120,000	1,149
1.500% due 05/30/2014		16,000	155
1.590% due 12/28/2015		30,000	287
1.850% due 07/28/2014		16,000	155
1.970% due 06/27/2016		30,000	288
2.060% due 08/31/2016		60,000	577
2.080% due 05/31/2016		140,000	1,348
2.125% due 03/24/2017	CHF	3,000	3,326
4.100% due 05/29/2015	JPY	1,470,000	14,552
Verizon Communications, Inc.
1.763% due 09/15/2016		$30,100	30,982
1.984% due 09/14/2018		9,800	10,303
2.500% due 09/15/2016		12,500	12,952
5.150% due 09/15/2023		31,400	34,431
VimpelCom Holdings BV
5.200% due 02/13/2019		4,700	4,489
5.950% due 02/13/2023		43,000	39,775
Westmoreland Escrow Corp.
10.750% due 02/01/2018		6,574	7,199
Yellowstone Energy LP
5.750% due 12/31/2026		6,257	5,867

			975,852

Total Corporate Bonds & Notes (Cost $6,216,124)			6,396,661

CONVERTIBLE BONDS & NOTES 0.1%

BANKING & FINANCE 0.1%
SL Green Operating Partnership LP
3.000% due 10/15/2017		25,000	32,812

INDUSTRIALS 0.0%
Peabody Energy Corp.
4.750% due 12/15/2066		700	570

Total Convertible Bonds & Notes (Cost $25,729)			33,382

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.1%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		7,500	10,059
6.918% due 04/01/2040		7,000	9,111
7.043% due 04/01/2050		2,340	3,158

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	27

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	$7,000	$9,484
Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	5,000	6,101

		37,913

NEW JERSEY 0.0%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	5,500	7,479

NEW YORK 0.1%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	5,500	6,335
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	2,000	2,337

		8,672

OHIO 0.0%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	1,500	1,666

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	1,000	1,227
6.693% due 07/01/2041	1,000	1,265

		2,492

Total Municipal Bonds & Notes (Cost $45,442)		58,222

U.S. GOVERNMENT AGENCIES 6.4%
Fannie Mae
0.201% due 12/25/2036	179	175
0.274% due 03/25/2034	53	53
0.304% due 08/25/2034	25	24
0.374% due 09/25/2031	2,487	2,288
0.504% due 03/25/2044	27	27
0.554% due 11/25/2021 - 08/25/2036	48	48
0.556% due 04/18/2028 - 09/18/2031	13	13
0.604% due 07/25/2021	9	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.798% due 02/25/2022 (a)	$302,174	$14,295
0.854% due 08/25/2022	6	6
0.954% due 05/25/2022	5	5
0.991% due 09/25/2022 (a)	113,463	6,850
1.004% due 05/25/2018 - 10/25/2020	20	20
1.054% due 05/25/2021 - 10/25/2021	30	31
1.200% due 09/25/2018 (a)	192,252	7,856
1.268% due 09/25/2022	5	5
1.329% due 10/01/2044	9	10
1.340% due 11/01/2028	180	188
1.354% due 01/25/2024	17	18
1.454% due 11/25/2021	22	22
1.532% due 10/01/2040	69	72
1.740% due 02/01/2034	1,660	1,720
1.775% due 07/01/2032	366	378
1.820% due 02/01/2032	44	44
1.840% due 12/01/2035	21	22
1.885% due 12/01/2034	210	221
1.925% due 11/01/2033	76	81
1.937% due 08/01/2033	111	119
1.944% due 01/01/2018	17	18
1.982% due 03/01/2020	6	6
2.025% due 11/01/2033	13	14
2.030% due 04/01/2017	2	2
2.033% due 10/01/2017 - 07/01/2018	42	43
2.034% due 11/01/2020	27	29
2.070% due 04/25/2023	7	7
2.080% due 06/01/2025	2	2
2.087% due 07/01/2019	36	38
2.100% due 03/25/2022	11	11
2.125% due 07/01/2032	91	92
2.150% due 09/25/2022	5	5
2.156% due 12/01/2035	6	6
2.175% due 09/01/2033	18	19
2.200% due 01/25/2022	25	26
2.213% due 09/01/2017 - 03/01/2033	48	50
2.250% due 01/01/2018 - 10/01/2032	136	141
2.255% due 09/01/2035	23	24
2.275% due 02/01/2032	18	19
2.285% due 10/01/2034	194	206
2.288% due 07/01/2025	1	1
2.290% due 06/01/2019	5	5
2.295% due 10/01/2025	32	34
2.300% due 07/01/2032 - 05/25/2035	86	88
2.315% due 05/01/2024	38	38
2.325% due 05/01/2024	86	87
2.340% due 12/01/2032 - 12/01/2033	69	73
2.346% due 03/01/2033	243	258
2.353% due 10/01/2033	1	2
2.355% due 08/01/2032	15	16

28	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.364% due 04/01/2033	$7	$8
2.369% due 04/01/2032	57	61
2.370% due 10/01/2035	272	292
2.375% due 09/01/2024	92	97
2.392% due 01/25/2022 (a)	52,363	6,600
2.395% due 11/01/2029 - 06/01/2032	321	337
2.398% due 07/01/2018	2	2
2.399% due 04/01/2028	14	15
2.400% due 04/01/2024	8	8
2.420% due 03/01/2034	26	27
2.439% due 08/01/2032	12	12
2.449% due 01/01/2035	173	174
2.467% due 07/01/2017	2	2
2.470% due 08/01/2017	8	8
2.500% due 07/01/2017 - 08/25/2042	91,113	89,651
2.545% due 01/01/2019	5	5
2.571% due 09/01/2017	6	6
2.591% due 10/01/2036	10	10
2.622% due 09/01/2030	33	35
2.720% due 08/01/2017	7	7
2.722% due 10/01/2025	3	3
2.758% due 05/01/2018	16	17
2.778% due 03/01/2036	138	141
2.831% due 12/01/2027	3	3
2.832% due 01/01/2028	2	2
2.838% due 02/01/2028	1	1
2.873% due 05/01/2019	3	3
2.875% due 09/01/2024 - 03/01/2036	68	71
2.950% due 07/01/2036	19	20
3.000% due 09/01/2016 - 05/01/2044	402,343	390,882
3.000% due 06/25/2042 (a)	15,491	2,479
3.066% due 01/01/2029	70	75
3.145% due 09/01/2024	4	4
3.500% due 11/01/2025 - 01/01/2041	1,061	1,100
3.500% due 02/25/2043 (a)	27,905	6,452
3.546% due 08/01/2026	6	7
3.840% due 08/01/2021	19,307	20,528
3.875% due 01/01/2027	9	9
3.985% due 12/01/2027	14	15
4.000% due 05/01/2030 - 04/01/2044	285,610	296,862
4.000% due 12/25/2042 (a)	5,570	1,001
4.500% due 11/01/2023 - 04/01/2042	149,388	159,626
4.500% due 12/25/2042 (a)	4,855	1,022
4.834% due 04/01/2027	82	83
4.975% due 09/01/2022	23	23
5.000% due 01/01/2016 - 06/25/2043	98,270	110,040
5.020% due 06/01/2033	9,995	10,636
5.182% due 09/01/2018	11	11

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 08/01/2023 - 06/01/2048	$33,687	$37,033
5.696% due 03/25/2041 (a)	17,081	3,260
5.746% due 10/25/2043 (a)	49,768	11,201
5.876% due 06/25/2037 (a)	2,486	377
5.896% due 03/25/2037 (a)	5,125	677
5.916% due 12/25/2036 - 02/25/2037 (a)	5,975	897
5.946% due 04/25/2037 (a)	4,155	554
5.956% due 04/25/2037 (a)	7,617	983
5.996% due 08/25/2035 - 02/25/2043 (a)	25,827	4,468
6.000% due 06/25/2029 - 04/01/2044	109,773	122,596
6.146% due 01/25/2038 (a)	13,242	1,941
6.196% due 01/25/2040 (a)	13,287	2,347
6.226% due 03/25/2037 (a)	15,435	1,897
6.246% due 05/25/2037 (a)	4,064	500
6.256% due 06/25/2037 (a)	14,292	2,151
6.286% due 04/25/2037 (a)	86,674	13,441
6.290% due 02/25/2029	1,549	1,642
6.296% due 12/25/2037 - 10/25/2039 (a)	26,178	3,595
6.346% due 02/25/2037 (a)	11,431	1,931
6.396% due 10/25/2036 - 06/25/2040 (a)	12,848	1,839
6.406% due 06/25/2041 (a)	33,187	4,823
6.446% due 11/25/2035 (a)	2,905	463
6.496% due 11/25/2036 - 04/25/2037 (a)	21,327	3,302
6.500% due 06/25/2028 - 02/01/2036	635	707
6.546% due 03/25/2036 (a)	9,587	1,593
6.576% due 10/25/2039 (a)	13,292	2,171
6.636% due 04/25/2037 (a)	6,662	928
6.846% due 02/25/2038 (a)	30,971	4,539
6.850% due 12/18/2027	19	22
6.900% due 05/25/2023	57	64
6.967% due 06/25/2042	44	50
7.000% due 07/25/2022 - 01/25/2048	825	935
7.046% due 02/25/2037 (a)	3,093	504
7.500% due 07/25/2022 - 06/25/2042	160	180
7.762% due 01/17/2040	437	472
8.000% due 07/25/2022	35	38
8.500% due 06/25/2030	321	383
8.600% due 08/25/2019	93	103
16.901% due 03/25/2038	2,800	3,660
17.213% due 04/25/2023 (a)	74	23
Freddie Mac
0.355% due 03/15/2031	197	197
0.414% due 08/25/2031	28	27
0.663% due 01/25/2021 (a)	110,155	3,584
0.754% due 03/25/2020 (a)	45,295	1,652
0.841% due 01/25/2023 (a)	191,987	10,877

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	29

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.375% due 06/25/2021 (a)	$60,805	$4,399
1.393% due 11/25/2019 (a)	134,138	8,544
1.444% due 12/25/2021 (a)	114,284	9,782
1.532% due 07/25/2044	23	23
1.542% due 03/25/2019 (a)	53,045	3,469
1.591% due 10/25/2018 (a)	70,732	4,471
1.741% due 08/25/2016 (a)	82,635	2,256
1.745% due 10/15/2023	484	504
1.754% due 09/25/2018 (a)	31,522	2,147
1.790% due 02/01/2037	9	10
1.875% due 04/01/2017	94	99
2.100% due 02/01/2033 - 06/01/2033	26	28
2.102% due 05/01/2035	107	113
2.120% due 08/01/2034	2	2
2.175% due 06/01/2019	16	16
2.215% due 04/01/2036	22	24
2.250% due 01/01/2020	11	12
2.274% due 08/01/2024 - 06/01/2037	12	13
2.305% due 05/01/2029	63	68
2.325% due 09/01/2036	2	2
2.326% due 09/01/2023	9	9
2.348% due 01/01/2033 - 05/01/2033	63	67
2.349% due 10/01/2032	61	63
2.350% due 01/01/2033 - 09/01/2033	236	250
2.355% due 09/01/2031 - 07/01/2033	272	276
2.359% due 07/01/2034	160	171
2.361% due 10/01/2026	1	1
2.363% due 09/01/2034	120	126
2.366% due 01/01/2035	161	172
2.368% due 04/01/2033	3	4
2.375% due 07/01/2017 - 05/01/2037	187	192
2.383% due 09/01/2037	7	7
2.385% due 07/01/2025	66	66
2.398% due 05/01/2019	2	2
2.399% due 09/01/2033	11	12
2.405% due 11/01/2017	7	7
2.428% due 02/01/2026	48	51
2.430% due 12/01/2034	35	37
2.445% due 03/01/2031	45	49
2.466% due 09/01/2037	15	17
2.480% due 11/01/2036	7	7
2.487% due 08/01/2036	4	4
2.491% due 09/01/2037	18	19
2.495% due 09/01/2037	6	7
2.498% due 02/01/2036	17	18
2.499% due 01/01/2035	127	135
2.500% due 10/01/2024 - 10/01/2027	157,177	157,367
2.514% due 03/01/2032	430	462
2.516% due 12/01/2037	8	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.520% due 04/01/2036	$32	$34
2.529% due 11/01/2029	309	332
2.540% due 08/01/2037	5	6
2.583% due 12/01/2033	194	206
2.594% due 09/01/2024	19	19
2.626% due 02/01/2018	13	14
2.676% due 08/01/2035	13	14
2.745% due 07/01/2033	108	116
2.848% due 03/01/2025	1	1
2.867% due 09/01/2018	9	10
2.925% due 06/01/2019	28	29
2.994% due 11/01/2035	172	183
3.000% due 03/15/2027 - 12/15/2042 (a)	116,988	20,868
3.080% due 02/01/2015	10	9
3.084% due 01/25/2019 (a)	25,607	3,035
3.146% due 03/01/2025	36	37
3.168% due 05/01/2019	165	167
3.322% due 01/01/2037	591	621
3.500% due 08/15/2042	7,398	6,393
3.500% due 12/15/2042 (a)	24,213	5,692
3.615% due 06/25/2041 (a)	3,500	743
4.000% due 04/15/2019 - 01/15/2041	38,334	40,052
4.500% due 11/15/2040	23,327	24,226
5.000% due 02/15/2024 - 05/15/2038	20,637	22,414
5.065% due 03/15/2036 (a)	6,254	577
5.500% due 08/15/2036 - 06/15/2041	90,926	99,681
5.625% due 07/01/2037 - 02/01/2038	1,213	1,334
5.795% due 11/15/2037 (a)	24,544	3,427
5.895% due 08/15/2037 (a)	3,682	513
6.000% due 03/15/2017 - 02/15/2032	8,278	9,060
6.045% due 06/15/2038 - 10/15/2042 (a)	30,166	5,692
6.285% due 03/15/2037 (a)	17,743	2,594
6.295% due 06/15/2039 (a)	4,054	688
6.395% due 09/15/2036 (a)	10,109	1,494
6.415% due 09/15/2036 (a)	5,048	778
6.495% due 04/15/2036 - 05/15/2036 (a)	31,164	4,940
6.500% due 11/15/2021 - 04/15/2029	700	784
6.545% due 04/15/2026 - 03/15/2036 (a)	8,836	1,335
6.595% due 01/15/2037 (a)	3,723	587
6.750% due 01/15/2024	17	19
6.945% due 06/15/2032 (a)	7,481	770
6.995% due 08/15/2036 (a)	9,176	1,415
7.000% due 05/15/2021 - 12/01/2047	1,597	1,778
7.045% due 07/15/2034 (a)	2,586	384
7.250% due 09/15/2030	52	60

30	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 06/01/2014 - 09/15/2030	$441	$503
7.604% due 12/15/2042	5,160	4,684
8.500% due 06/15/2031	228	273
8.849% due 05/15/2023	23	26
8.950% due 05/15/2041	27	27
9.000% due 09/15/2020 - 02/15/2021	102	111
9.590% due 01/15/2041	2,239	2,266
10.550% due 02/15/2040	605	620
15.790% due 12/15/2031 - 02/15/2032	3,304	4,482
16.487% due 09/15/2034	4,569	5,307
16.823% due 02/15/2024	24	34
19.571% due 02/15/2024	61	82
20.007% due 11/15/2023	65	90
20.527% due 10/15/2031	91	140
Ginnie Mae
0.995% due 03/16/2051 (a)	4,797	226
1.287% due 08/16/2048 (a)	33,764	2,370
1.357% due 11/16/2043 (a)	84,628	5,894
1.591% due 10/16/2053 (a)	12,451	925
1.625% due 06/20/2022 - 01/20/2035	773	805
2.000% due 08/20/2027	2	3
2.125% due 08/20/2033	16	17
3.500% due 01/20/2042 - 03/20/2043 (a)	18,320	2,804
4.000% due 10/15/2039 - 03/15/2040	61	65
4.000% due 03/20/2043 (a)	14,428	2,057
5.000% due 07/20/2033 - 04/01/2044	180,729	197,403
5.500% due 04/20/2037	73	78
5.625% due 07/20/2037 - 01/20/2038	1,599	1,772
5.993% due 03/20/2043 (a)	87,838	15,871
6.100% due 06/15/2028 - 03/15/2029	1,194	1,339
6.490% due 01/15/2028 - 01/15/2029	1,103	1,237
27.626% due 03/20/2031	639	1,050
Small Business Administration
5.370% due 04/01/2028	1,039	1,148
7.100% due 02/01/2017	11	12
7.190% due 12/01/2019	183	200
7.590% due 01/01/2020	75	82
Vendee Mortgage Trust
6.500% due 09/15/2024	146	164

Total U.S. Government Agencies (Cost $2,125,436)		2,101,947

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 6.7%
U.S. Treasury Notes
0.875% due 09/15/2016 (j)		$75	$75
1.625% due 08/15/2022 (l)(n)		108,798	101,191
1.625% due 11/15/2022 (l)(n)		192,544	178,239
1.750% due 05/15/2023 (j)(l)(n)		872,800	808,738
2.000% due 02/15/2023 (l)(n)		325,400	309,511
2.500% due 08/15/2023 (l)(n)		653,800	644,606
2.750% due 11/15/2023		187,000	187,877

Total U.S. Treasury Obligations (Cost $2,288,750)			2,230,237

MORTGAGE-BACKED SECURITIES 31.0%
Adjustable Rate Mortgage Trust
0.404% due 10/25/2035		508	467
0.404% due 03/25/2036		1,649	1,099
0.694% due 01/25/2036		331	301
2.444% due 08/25/2036		11,138	7,868
2.532% due 07/25/2035		6,766	6,291
2.630% due 02/25/2036		161	125
2.662% due 10/25/2035		7,151	7,137
2.671% due 01/25/2036		23,641	21,694
2.701% due 01/25/2036		4,554	4,003
2.728% due 11/25/2035 ^		1,894	1,624
2.780% due 09/25/2035		2,053	1,856
4.901% due 01/25/2036		1,033	959
4.948% due 11/25/2035		821	735
4.983% due 11/25/2035		6,959	6,461
American General Mortgage Loan Trust
5.150% due 03/25/2058		94	95
American Home Mortgage Assets Trust
0.344% due 05/25/2046		22,491	16,582
0.344% due 12/25/2046		76,114	54,137
0.344% due 06/25/2047		314	208
1.054% due 11/25/2046		22,031	12,075
1.091% due 09/25/2046		1,146	793
American Home Mortgage Investment Trust
0.454% due 11/25/2045		717	566
0.454% due 05/25/2047		5,600	1,995
1.837% due 10/25/2034		4,369	4,103
2.080% due 12/25/2035		767	559
2.082% due 11/25/2045 ^		53,019	42,032
2.173% due 10/25/2034		673	673
2.330% due 02/25/2045		31,862	32,156
2.330% due 06/25/2045		2,414	2,391
ASG Resecuritization Trust
2.080% due 03/26/2037		423	423
Asti Finance SRL
0.926% due 05/27/2050	EUR	17,467	23,418
AyT Hipotecario FTH
0.544% due 09/15/2035		2,794	3,687
0.573% due 03/18/2035		2,493	3,258

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	31

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Alternative Loan Trust
0.554% due 06/25/2046 ^	$168	$117
4.750% due 02/25/2019	39	39
5.500% due 07/25/2020	148	152
5.500% due 07/25/2033	15,432	16,182
5.500% due 10/25/2033	18,604	19,269
5.500% due 12/25/2035	388	354
5.750% due 04/25/2034	1,784	1,855
6.000% due 03/25/2021	76	79
6.000% due 11/25/2034	91	98
6.000% due 12/25/2034	87	91
6.000% due 08/25/2035	3,076	2,763
6.000% due 06/25/2046 ^	712	608
6.000% due 07/25/2046 ^	2,581	2,079
6.200% due 11/25/2021	779	763
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049	37,917	40,902
5.574% due 04/10/2049	4,000	4,104
Banc of America Funding Corp.
0.317% due 02/20/2047	16,666	15,395
0.467% due 09/20/2035	8,821	6,492
0.654% due 07/25/2036 ^	125	93
0.654% due 07/26/2036	1,321	1,323
2.096% due 01/26/2037	49	50
2.214% due 06/20/2035 ^	91	61
2.214% due 06/20/2035	1,783	1,162
2.609% due 07/20/2036	20,014	19,846
2.623% due 05/25/2035	102	84
2.656% due 03/20/2035	1,347	1,357
2.700% due 12/20/2034	843	699
2.737% due 10/20/2046 ^	651	486
2.807% due 01/20/2047 ^	434	339
2.810% due 05/20/2034	1,266	1,270
2.840% due 09/20/2035 ^	1,007	772
3.340% due 03/20/2036	1,028	894
5.006% due 09/20/2035	100	98
5.013% due 11/20/2035	11,952	9,203
5.316% due 05/20/2036	813	795
5.436% due 09/20/2046	5,951	5,077
5.500% due 09/25/2034	287	304
5.500% due 09/25/2035	2,031	2,107
5.500% due 03/25/2036	445	427
5.888% due 04/25/2037 ^	1,036	880
6.000% due 09/25/2036 ^	8,989	7,839
6.000% due 08/25/2037 ^	806	712
6.053% due 03/20/2036	231	219
Banc of America Large Loan Trust
1.355% due 08/15/2029	17,400	17,239
1.505% due 08/15/2029	8,400	8,282
1.605% due 08/15/2029	738	724
1.705% due 08/15/2029	26,414	25,788
2.055% due 08/15/2029	28,214	27,410
2.655% due 08/15/2029	21,214	20,405
Banc of America Mortgage Securities, Inc.
5.169% due 12/25/2034	575	573

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Mortgage Trust
2.497% due 03/25/2034	$38	$39
2.570% due 04/25/2034	57	57
2.620% due 11/25/2035	2,313	2,048
2.622% due 12/25/2033	280	280
2.623% due 08/25/2034	825	831
2.682% due 02/25/2034	2,962	2,946
2.704% due 02/25/2036 ^	3,301	2,819
2.718% due 01/25/2036 ^	722	585
2.725% due 02/25/2035	1,046	1,047
2.736% due 07/25/2035	1,407	1,314
2.742% due 12/25/2033	199	201
2.748% due 05/25/2034	170	167
2.752% due 09/25/2034	6,019	6,045
2.754% due 08/25/2034	691	694
2.756% due 11/25/2035	945	889
2.758% due 10/25/2034	883	891
2.761% due 10/25/2035	95	87
2.768% due 09/25/2035	1,864	1,703
2.773% due 09/25/2033	501	502
2.795% due 06/25/2035	454	435
2.816% due 04/25/2035	2,002	1,860
2.821% due 01/25/2034	910	915
2.823% due 05/25/2033	57	57
2.842% due 08/25/2033	107	107
2.850% due 05/25/2035	263	244
2.866% due 05/25/2034	1,744	1,744
2.867% due 11/20/2046 ^	150	123
2.875% due 05/25/2033	9	9
2.929% due 03/25/2033	458	455
2.961% due 04/25/2033	213	207
2.977% due 02/25/2033	127	127
3.427% due 07/20/2032	193	198
4.680% due 11/25/2034	186	180
5.000% due 08/25/2019	87	87
5.040% due 02/25/2035	1,688	1,660
5.099% due 09/25/2035	588	589
5.250% due 07/25/2035	350	333
5.434% due 06/25/2035	1,484	1,459
5.500% due 09/25/2035	819	833
5.500% due 10/25/2035	2,214	2,154
5.500% due 11/25/2035	6,531	6,369
6.000% due 09/25/2037 ^	981	926
6.500% due 09/25/2033	53	54
Bayview Commercial Asset Trust
0.434% due 01/25/2037	189	162
BCAP LLC Trust
0.355% due 07/26/2036	363	221
0.374% due 05/25/2047	15,123	11,185
2.082% due 11/26/2045	21,208	15,858
2.106% due 05/26/2036	1,492	1,498
2.451% due 05/26/2036	20,085	16,374
2.535% due 11/26/2035	37,303	23,607
2.601% due 10/26/2035	28,479	28,809
2.617% due 11/26/2035	2,103	1,768

32	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.626% due 03/26/2035		$68	$57
2.633% due 06/26/2035		135	120
2.640% due 10/26/2033		19	16
2.646% due 10/26/2035		10,350	6,557
2.683% due 02/26/2036		74	65
2.852% due 09/26/2035		46	26
2.976% due 05/26/2047		22,171	13,660
3.072% due 11/27/2037		22,466	20,500
4.734% due 10/26/2037		15,397	12,834
5.250% due 02/26/2036		3,129	2,911
5.250% due 04/26/2037		6,394	6,110
5.500% due 12/26/2035		2,905	2,929
5.750% due 04/25/2037		15,812	13,679
6.834% due 08/26/2022		185	161
8.753% due 01/26/2036		4,378	2,396
BCC Mortgages PLC
0.447% due 03/12/2038	EUR	12,392	16,232
Bear Stearns Adjustable Rate Mortgage Trust
2.234% due 04/25/2033		$311	309
2.250% due 08/25/2035		207	211
2.255% due 02/25/2036		457	385
2.288% due 04/25/2034		1,398	1,390
2.380% due 02/25/2036		490	490
2.430% due 10/25/2035		1,598	1,574
2.430% due 02/25/2036 ^		1,542	1,103
2.439% due 08/25/2035		50,864	48,316
2.528% due 01/25/2035		867	856
2.574% due 02/25/2036 ^		77	61
2.579% due 08/25/2033		261	267
2.589% due 07/25/2034		829	827
2.589% due 02/25/2035		6,078	6,073
2.625% due 04/25/2034		1,061	1,046
2.637% due 08/25/2035		25,718	25,141
2.652% due 11/25/2034		1,962	1,977
2.657% due 10/25/2034		1,638	1,496
2.659% due 01/25/2035		251	257
2.659% due 03/25/2035		2,692	2,620
2.668% due 04/25/2034		2,749	2,632
2.687% due 01/25/2035		3,611	3,641
2.709% due 08/25/2035		2,156	1,994
2.718% due 04/25/2034		1,820	1,838
2.739% due 01/25/2035		183	180
2.793% due 10/25/2034		360	358
2.976% due 05/25/2047 ^		1,042	877
3.069% due 07/25/2034		4	4
3.087% due 11/25/2034		518	518
3.830% due 11/25/2034		54	51
4.732% due 07/25/2034		1,275	1,263
4.966% due 08/25/2047 ^		5,115	4,585
5.054% due 06/25/2047 ^		158	143
5.142% due 07/25/2036 ^		12,746	11,182
5.165% due 08/25/2035		6,202	5,483
5.196% due 03/25/2035		2,581	2,580
5.257% due 11/25/2034		132	130
5.488% due 05/25/2037		10,496	9,600

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Alt-A Trust
0.314% due 02/25/2034	$149	$142
0.314% due 06/25/2046 ^	1,548	1,019
0.474% due 08/25/2036	35,707	23,627
0.474% due 11/25/2036	10,037	6,381
0.594% due 07/25/2035	646	657
0.634% due 02/25/2036	7,831	6,401
0.794% due 04/25/2034	599	601
0.794% due 07/25/2034	101	97
0.894% due 11/25/2034	197	196
1.084% due 11/25/2034	17,392	11,672
2.316% due 01/25/2034	262	245
2.322% due 09/25/2034	140	140
2.326% due 01/25/2035	324	287
2.327% due 01/25/2036 ^	19,594	15,044
2.341% due 02/25/2036	5,033	4,104
2.409% due 02/25/2036	24,514	18,325
2.416% due 04/25/2035	4,220	4,022
2.417% due 06/25/2034	2,617	2,580
2.460% due 02/25/2036 ^	373	256
2.466% due 04/25/2035	1,736	1,503
2.486% due 08/25/2036 ^	439	189
2.535% due 11/25/2035 ^	937	737
2.557% due 09/25/2035 ^	130	102
2.578% due 04/25/2035	1,764	1,585
2.582% due 09/25/2047 ^	494	344
2.610% due 03/25/2036 ^	1,815	1,289
2.621% due 04/25/2035	3,817	3,669
2.659% due 01/25/2047	6,510	4,627
2.670% due 02/25/2034	352	350
2.671% due 11/25/2036	9,164	6,847
2.674% due 05/25/2035	358	363
2.676% due 09/25/2035	18,062	16,039
2.710% due 08/25/2036 ^	7,703	5,797
2.712% due 01/25/2035	678	534
2.742% due 05/25/2036 ^	27	20
2.748% due 09/25/2035 ^	31,678	26,071
3.597% due 09/25/2034	337	336
4.855% due 07/25/2035	29,212	24,325
4.930% due 11/25/2035 ^	22,567	18,321
5.440% due 05/25/2035	9,177	9,195
Bear Stearns Commercial Mortgage Securities Trust
7.000% due 05/20/2030	13,171	14,560
Bear Stearns Deutsche Bank Trust
0.896% due 09/15/2027 (a)	55,064	2,432
Bear Stearns Mortgage Funding Trust
0.334% due 06/25/2037	7,097	6,006
Bear Stearns Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates
6.000% due 07/15/2031	3,242	3,322
Bear Stearns Structured Products, Inc.
1.885% due 01/26/2036	22,475	18,153
2.874% due 12/26/2046	451	340
7.000% due 07/25/2037	48,246	32,680

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	33

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bella Vista Mortgage Trust
0.407% due 05/20/2045		$664	$545
Berica Residential MBS SRL
0.616% due 03/31/2048	EUR	102,050	133,319
Bluestone Securities PLC
0.721% due 06/09/2044	GBP	2,513	4,030
Bruntwood Alpha PLC
3.519% due 01/15/2019		3,495	5,899
Celtic Residential Irish Mortgage Securitisation PLC
0.473% due 11/13/2047	EUR	133,752	168,666
0.503% due 03/18/2049		127,800	154,224
0.521% due 04/10/2048		105,196	131,985
0.564% due 12/14/2048		78,094	99,388
0.781% due 12/14/2048	GBP	60,335	90,864
CFCRE Commercial Mortgage Trust
1.436% due 04/15/2044 (a)		$73,554	3,019
Chase Mortgage Finance Trust
2.549% due 03/25/2037		11,402	10,588
2.655% due 07/25/2037		20	20
2.667% due 02/25/2037		378	362
2.682% due 07/25/2037		214	215
4.754% due 01/25/2036 ^		1,297	1,236
4.948% due 12/25/2035		1,956	1,915
5.000% due 11/25/2033		47	49
5.048% due 12/25/2037		1,816	1,769
5.279% due 03/25/2037		11,568	11,122
5.500% due 11/25/2035		4,380	4,434
5.639% due 09/25/2036		59	54
6.000% due 10/25/2036 ^		179	158
6.000% due 12/25/2036		267	250
6.000% due 02/25/2037 ^		4,449	3,886
6.000% due 03/25/2037 ^		2,279	2,064
6.000% due 05/25/2037 ^		27,919	24,139
6.000% due 05/25/2037		4,255	3,928
6.250% due 10/25/2036 ^		12,059	11,107
Chaseflex Trust
0.434% due 05/25/2037		18,660	16,603
0.494% due 08/25/2037		19,830	14,102
4.894% due 08/25/2037		1,984	1,580
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.334% due 05/25/2036		705	603
0.454% due 08/25/2035		240	220
Citicorp Mortgage Securities, Inc.
5.500% due 10/25/2021		229	234
5.500% due 12/25/2021		367	375
5.500% due 06/25/2037		1,068	1,082
5.500% due 07/25/2037		1,948	2,002
5.750% due 06/25/2036		555	575
5.750% due 01/25/2037		295	301
6.000% due 02/25/2036		103	104
Citigroup Commercial Mortgage Trust
0.499% due 05/15/2043 (a)		234,535	915
0.735% due 08/15/2021		1,564	1,520

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.485% due 03/17/2051	$9,558	$10,326
Citigroup Mortgage Loan Trust, Inc.
1.104% due 09/25/2037	11,506	7,885
1.693% due 08/25/2035	3,494	3,413
2.500% due 10/25/2035	666	651
2.500% due 03/25/2036	2,432	2,274
2.540% due 05/25/2035	300	295
2.554% due 10/25/2035	136	115
2.605% due 08/25/2035	947	930
2.612% due 07/25/2036	152	155
2.643% due 11/25/2036 ^	1,983	1,670
2.657% due 03/25/2036	16,067	14,552
2.658% due 07/25/2046 ^	842	682
2.659% due 09/25/2035	1,818	1,598
2.674% due 03/25/2034	932	932
2.675% due 09/25/2034	4,531	4,605
2.717% due 05/25/2035	1,002	949
2.736% due 10/25/2035	7,570	6,170
2.757% due 03/25/2037	4,755	3,735
2.862% due 02/25/2034	74	71
2.933% due 09/25/2037 ^	2,791	1,756
4.304% due 06/25/2037	393	395
5.250% due 03/25/2037	9,370	7,049
5.500% due 12/25/2020	338	332
5.607% due 11/25/2036	21,197	18,503
5.657% due 06/25/2036	7,946	7,261
5.750% due 09/25/2021	17,475	16,078
5.750% due 04/25/2047	9,836	7,909
5.847% due 07/25/2036	11,259	8,951
6.000% due 02/25/2037	349	357
6.579% due 11/25/2037	3,891	3,305
7.783% due 12/25/2036	53,947	45,388
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049	81,046	88,286
CitiMortgage Alternative Loan Trust
5.296% due 02/25/2037 ^(a)	7,223	1,100
5.500% due 11/25/2021	416	417
5.500% due 04/25/2022 ^	7,454	7,646
5.750% due 12/25/2036 ^	1,295	1,118
5.750% due 03/25/2037 ^	2,200	1,924
6.000% due 07/25/2036 ^	1,153	1,038
6.000% due 06/25/2037	468	399
6.000% due 10/25/2037 ^	10,028	8,782
Cobalt Commercial Mortgage Trust
0.518% due 04/26/2050	80,565	78,833
5.771% due 05/15/2046	53,188	58,483
Commercial Mortgage Asset Trust
7.077% due 01/17/2032	45	45
Commercial Mortgage Pass-Through Certificates
0.223% due 04/10/2047 (a)	58,814	900
4.840% due 10/15/2037	1,538	1,554
Commercial Mortgage Trust
0.273% due 05/25/2019 (a)	991,089	11,461
0.325% due 12/15/2020	6,452	6,424

34	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.348% due 07/10/2046 (a)	$163,799	$4,575
1.755% due 02/13/2032	4,000	4,008
2.224% due 05/15/2045 (a)	16,288	1,903
2.420% due 07/10/2046 (a)	18,337	1,032
6.704% due 07/16/2034	2,000	2,251
Countrywide Alternative Loan Trust
0.274% due 06/25/2036	4,422	3,710
0.274% due 11/25/2036	32,172	27,467
0.314% due 12/25/2046 ^	15,703	14,479
0.314% due 02/25/2047	3,413	2,989
0.324% due 11/25/2036	38,003	32,527
0.324% due 01/25/2037 ^	21,566	17,845
0.334% due 11/25/2036	17,196	14,199
0.334% due 05/25/2047	13,727	11,486
0.334% due 06/25/2047	25,184	19,864
0.337% due 02/20/2047	9,267	6,679
0.344% due 09/25/2046 ^	82,737	64,705
0.344% due 10/25/2046	8,762	7,670
0.347% due 03/20/2047	19,768	15,579
0.354% due 02/25/2036	5,621	4,313
0.357% due 07/20/2046 ^	631	392
0.364% due 05/25/2035	2,000	1,685
0.364% due 07/25/2046	13,937	11,735
0.364% due 04/25/2047	26,252	18,998
0.367% due 05/20/2046	58,394	41,422
0.367% due 07/20/2046 ^	3,395	2,065
0.367% due 09/20/2046	2,021	1,341
0.374% due 05/25/2035	9,040	7,649
0.374% due 09/25/2047	51,947	45,032
0.414% due 07/25/2035	152	133
0.424% due 02/25/2036	3,573	2,877
0.434% due 12/25/2035	842	752
0.437% due 09/20/2046	486	136
0.444% due 11/25/2035	9,715	7,141
0.464% due 08/25/2035	3,521	2,614
0.464% due 10/25/2035	197	158
0.464% due 11/25/2035	9,501	7,991
0.477% due 11/20/2035	22,635	18,983
0.484% due 10/25/2035	5,102	4,177
0.487% due 11/20/2035	54,333	43,519
0.504% due 09/25/2034	1,044	924
0.504% due 09/25/2035	825	721
0.504% due 12/25/2035	39,405	27,011
0.524% due 02/25/2037	910	557
0.554% due 03/25/2034	4	4
0.554% due 06/25/2036 ^	210	138
0.574% due 12/25/2035	1,643	927
0.604% due 09/25/2035	451	349
0.654% due 12/25/2035 ^	6,533	5,028
0.924% due 11/25/2035	11,477	9,581
0.954% due 01/25/2036 ^	1,838	1,518
0.979% due 11/25/2046 ^	5,936	4,239
1.039% due 12/25/2035	11,659	9,064
1.091% due 08/25/2046	46,677	35,392
1.154% due 08/25/2035	12,683	9,565
1.229% due 08/25/2035	366	251

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.254% due 10/25/2034	$7,642	$5,629
1.439% due 07/20/2035	1,164	883
1.529% due 08/25/2035	678	623
1.689% due 08/25/2035	13,499	11,475
1.776% due 06/25/2035	957	827
2.478% due 03/25/2047 ^	16,907	13,817
2.502% due 12/25/2035 ^	1,827	1,515
2.549% due 12/25/2035	186	154
2.668% due 02/25/2037 ^	3,618	3,193
2.706% due 06/25/2037	462	381
2.720% due 12/25/2034	19	19
3.025% due 03/25/2047 ^	187	184
3.794% due 08/25/2036	1,887	1,803
4.749% due 06/25/2047	21,353	17,818
4.946% due 11/25/2035 (a)	12,827	1,643
5.000% due 08/25/2035 ^	3,964	3,553
5.096% due 06/25/2036 (a)	27,003	3,802
5.133% due 01/25/2047	1,942	2,052
5.190% due 07/25/2021 ^	45	43
5.250% due 02/25/2021 ^	738	711
5.263% due 10/25/2035	98	81
5.500% due 05/25/2035	1,000	942
5.500% due 06/25/2035	643	628
5.500% due 07/25/2035	293	270
5.500% due 11/25/2035 ^	24,823	23,642
5.500% due 02/25/2036 ^	2,010	1,771
5.500% due 02/25/2036	5,707	5,058
5.750% due 06/25/2036	12,518	10,999
5.750% due 07/25/2037 ^	2,943	2,645
5.750% due 04/25/2047	4,713	3,821
5.750% due 04/25/2047 ^	1,060	859
6.000% due 12/25/2033	58	59
6.000% due 02/25/2034	3	3
6.000% due 11/25/2034	5,230	5,434
6.000% due 02/25/2036 ^	101	91
6.000% due 03/25/2036	6,151	5,181
6.000% due 04/25/2036 ^	32,828	27,714
6.000% due 05/25/2036 ^	7,259	6,051
6.000% due 05/25/2036	8,359	6,666
6.000% due 08/25/2036	11,811	10,674
6.000% due 02/25/2037 ^	7,361	5,617
6.000% due 04/25/2037	4,010	3,409
6.000% due 04/25/2037 ^	14,465	11,372
6.000% due 05/25/2037 ^	7,581	6,191
6.000% due 06/25/2037 ^	1,319	1,122
6.000% due 08/25/2037	18,022	14,899
6.250% due 11/25/2036	10,084	8,327
6.250% due 12/25/2036 ^	6,927	5,412
6.250% due 08/25/2037 ^	1,330	1,102
6.250% due 11/25/2046 ^	5,582	4,387
6.500% due 05/25/2036 ^	7,428	6,158
6.500% due 06/25/2036 ^	833	666
6.500% due 08/25/2036 ^	186	138
6.500% due 09/25/2036	4,190	3,588
6.500% due 09/25/2036 ^	11,540	9,831
6.500% due 08/25/2037	10,054	7,316

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	35

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 08/25/2034	$425	$445
7.250% due 08/25/2032	380	397
7.500% due 12/25/2034 ^	194	156
Countrywide Home Loan Mortgage Pass-Through Trust
0.354% due 04/25/2046	8,626	6,941
0.384% due 05/25/2035	707	607
0.424% due 04/25/2035	1,029	851
0.444% due 02/25/2035	442	341
0.444% due 04/25/2035	14,260	12,361
0.454% due 05/25/2035	22,418	19,408
0.474% due 03/25/2035	7,909	6,877
0.484% due 02/25/2035	2,477	2,212
0.494% due 02/25/2035	2,867	2,563
0.494% due 03/25/2036	50	27
0.504% due 02/25/2036 ^	31	9
0.524% due 02/25/2035	21,474	18,506
0.654% due 05/25/2036	9,379	7,282
0.694% due 03/25/2035	1,630	1,558
0.754% due 03/25/2035	2,484	2,209
0.914% due 09/25/2034	195	189
2.209% due 09/25/2034	1,023	984
2.255% due 07/25/2034	578	573
2.354% due 02/20/2036 ^	45,409	38,297
2.376% due 02/20/2036	2,359	1,869
2.399% due 03/25/2035	817	670
2.417% due 02/20/2036 ^	190	180
2.417% due 02/20/2036	11,248	10,737
2.423% due 02/20/2036 ^	2,078	1,706
2.491% due 06/20/2034	2,918	2,913
2.500% due 02/20/2035	6,738	6,553
2.501% due 09/20/2034	696	604
2.510% due 10/20/2035 ^	3,688	3,285
2.510% due 10/20/2035	15,455	13,766
2.527% due 11/20/2034	781	743
2.534% due 10/25/2033	383	387
2.542% due 02/25/2034	529	519
2.548% due 07/19/2033	1,188	1,131
2.550% due 09/20/2036 ^	2,934	2,144
2.556% due 04/25/2035	1,010	794
2.566% due 03/25/2037 ^	696	487
2.576% due 05/20/2036	4,886	3,909
2.582% due 05/20/2036	10,508	7,581
2.585% due 12/19/2033	75	78
2.587% due 08/20/2035 ^	135	122
2.594% due 05/20/2034	278	266
2.612% due 03/25/2035	1,679	1,610
2.640% due 06/20/2036	20,994	15,593
2.643% due 02/25/2034	62	61
2.656% due 09/25/2033	7,754	7,771
2.657% due 09/25/2034	116	94
2.659% due 02/25/2034	127	118
2.665% due 02/25/2047 ^	199	162
2.672% due 09/25/2047 ^	398	338
2.679% due 05/25/2034	391	392
2.686% due 12/25/2033	374	373

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.702% due 05/19/2033		$330	$328
2.742% due 06/25/2033		253	250
2.854% due 08/25/2034		219	202
2.862% due 05/20/2035		4,862	4,590
4.902% due 04/25/2035 ^		783	705
5.000% due 04/25/2035		1,505	1,545
5.020% due 04/20/2036 ^		2,283	1,948
5.024% due 09/25/2037 ^		10,412	9,033
5.123% due 01/25/2036		6,823	6,244
5.242% due 06/25/2047 ^		37,528	35,064
5.250% due 12/25/2027 ^		2,937	2,847
5.250% due 07/25/2034		1,249	1,210
5.500% due 04/25/2035		132	125
5.500% due 05/25/2035		1,455	1,467
5.500% due 08/25/2035 ^		8,952	8,516
5.500% due 08/25/2035		1,887	1,870
5.500% due 09/25/2035		9,661	9,415
5.500% due 10/25/2035		453	456
5.500% due 11/25/2035 ^		256	246
5.500% due 01/25/2036		173	170
5.750% due 08/25/2034		1,047	1,089
5.750% due 02/25/2036		2,519	2,273
5.750% due 02/25/2037		274	254
5.750% due 05/25/2037 ^		1,639	1,530
5.750% due 07/25/2037 ^		2,938	2,763
5.750% due 07/25/2037		206	200
5.850% due 05/25/2036 ^		6,754	6,245
5.850% due 05/25/2036		3,893	3,600
6.000% due 12/25/2035 ^		82	80
6.000% due 05/25/2036 ^		5,265	4,875
6.000% due 02/25/2037		24,616	22,205
6.000% due 03/25/2037 ^		11,105	10,185
6.000% due 04/25/2037 ^		1,246	1,149
6.000% due 05/25/2037 ^		11,436	9,866
6.000% due 07/25/2037		18,894	16,986
6.000% due 08/25/2037 ^		4,233	3,889
6.000% due 10/25/2037 ^		536	528
6.000% due 01/25/2038		25,042	22,659
6.250% due 09/25/2036 ^		1,251	1,124
6.250% due 09/25/2036		2,327	2,091
6.250% due 10/25/2036		300	274
6.500% due 11/25/2036		35,268	32,516
6.500% due 05/25/2037 ^		786	696
6.500% due 10/25/2037 ^		13,972	11,664
6.500% due 11/25/2037 ^		10,280	8,807
Credico Finance SRL
0.457% due 04/04/2033	EUR	14,811	19,977
Credit Suisse Commercial Mortgage Trust
5.460% due 09/15/2039		$62,416	67,475
5.467% due 09/15/2039		17,805	19,320
5.971% due 09/15/2039		313	332
Credit Suisse First Boston Mortgage Securities Corp.
0.265% due 05/15/2023 (a)		58,600	930
0.475% due 02/15/2022		11,074	10,954
0.804% due 11/25/2031		308	271

36	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.854% due 11/25/2035		$3,113	$2,209
2.248% due 03/25/2034		169	170
2.312% due 07/25/2033		220	223
2.515% due 04/25/2034		71	73
2.564% due 09/25/2034		526	534
2.575% due 08/25/2033		782	777
2.779% due 11/25/2034		179	182
2.800% due 10/25/2033		220	220
5.250% due 08/25/2035		101	106
5.250% due 09/25/2035 ^		2,941	2,792
5.500% due 10/25/2035 ^		742	641
5.500% due 10/25/2035		18,383	18,074
5.750% due 04/22/2033		85	92
6.000% due 11/25/2035 ^		421	291
6.000% due 01/25/2036		7,783	6,185
6.000% due 05/17/2040		3,875	4,135
6.500% due 01/25/2036		820	581
7.000% due 01/25/2036		6,674	3,515
Credit Suisse Mortgage Capital Certificates
0.325% due 10/15/2021		2,581	2,570
0.406% due 02/27/2036		853	810
0.425% due 10/15/2021		4,100	4,072
0.525% due 10/15/2021		9,700	9,633
0.555% due 10/15/2021		11,250	11,168
0.625% due 10/15/2021		1,435	1,424
0.692% due 04/27/2037		33,071	19,788
0.705% due 10/15/2021		1,500	1,488
0.755% due 10/15/2021		1,900	1,884
2.224% due 12/27/2035		165	165
2.346% due 04/26/2038		19,318	19,030
2.697% due 04/26/2037		933	945
2.790% due 08/27/2037		140	141
4.000% due 08/27/2037		59,487	51,226
5.509% due 04/15/2047		3,000	3,210
5.532% due 05/26/2037		92	96
5.695% due 04/16/2049		47,820	52,580
6.049% due 02/27/2047		246,680	173,910
6.810% due 04/26/2037		37,382	26,265
7.000% due 08/26/2036		16,631	16,541
7.949% due 04/26/2047		15,854	9,413
CSMC Mortgage-Backed Trust
5.000% due 04/25/2037		3,042	2,724
5.500% due 03/25/2037 ^		2,093	2,030
6.000% due 08/25/2036 ^		10,179	7,770
6.000% due 02/25/2037 ^		1,011	893
6.000% due 06/25/2037		6,292	5,374
6.250% due 08/25/2036 ^		4,277	3,747
DBUBS Mortgage Trust
1.380% due 11/10/2046 (a)		175,257	5,837
1.422% due 07/10/2044 (a)		170,330	9,235
3.642% due 08/10/2044		8,900	9,366
Deco Pan Europe PLC
0.570% due 01/27/2018	EUR	1,212	1,667
Deco UK PLC
0.790% due 01/27/2020	GBP	1,998	3,115

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche ALT-A Securities, Inc.
0.284% due 08/25/2047		$95,991	$79,895
0.304% due 02/25/2047		979	710
0.314% due 01/25/2047		3,815	2,744
0.324% due 02/25/2037		27,858	22,544
0.344% due 08/25/2047		17,394	14,546
0.504% due 06/25/2037		40,988	20,412
2.756% due 10/25/2035		1,354	1,275
5.000% due 10/25/2018		203	210
Deutsche ALT-B Securities, Inc.
0.254% due 10/25/2036 ^		356	213
Deutsche Mortgage Securities, Inc.
2.375% due 06/25/2034		33	32
5.229% due 06/26/2035		1,310	1,316
Downey Savings & Loan Association Mortgage Loan Trust
0.336% due 04/19/2047 ^		269	61
0.366% due 03/19/2045		2,816	2,590
0.406% due 03/19/2045		10,782	9,738
0.486% due 09/19/2045		2,003	1,537
0.936% due 11/19/2044		7,183	6,498
0.956% due 11/19/2044		249	186
1.054% due 03/19/2046 ^		258	201
2.479% due 07/19/2044		47	47
2.630% due 07/19/2044		1,083	1,096
E-MAC NL BV
2.560% due 07/25/2036	EUR	1,002	1,313
Emerald Mortgages PLC
0.350% due 07/15/2048		174,261	211,907
Epic Culzean PLC
1.440% due 10/20/2019	GBP	6,743	10,907
Eurosail PLC
0.424% due 03/13/2045	EUR	617	847
0.464% due 03/13/2045		2,437	3,207
0.681% due 12/10/2044	GBP	8,669	13,766
0.681% due 12/15/2044		1,704	2,752
0.681% due 03/13/2045		7,164	11,425
Extended Stay America Trust
2.958% due 12/05/2031		$52,410	52,156
Fastnet Securities PLC
0.456% due 08/10/2043	EUR	22,559	26,926
First Horizon Alternative Mortgage Securities
0.524% due 02/25/2037		$536	350
0.904% due 04/25/2036 ^		4,761	3,607
2.188% due 08/25/2034		1,478	1,457
2.208% due 08/25/2035		4,314	3,890
2.210% due 04/25/2036		5,684	4,774
2.221% due 02/25/2036		756	566
2.226% due 04/25/2035		9,509	9,457
2.235% due 02/25/2035		4,305	4,211
2.236% due 09/25/2035		6,337	5,592
2.250% due 03/25/2035		1,785	1,601
5.250% due 02/25/2021		1,583	1,588
5.396% due 04/25/2037 ^(a)		8,210	1,300

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	37

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 07/25/2036 ^		$131	$116
6.000% due 08/25/2036 ^		6,760	5,797
6.250% due 08/25/2037 ^		299	261
First Horizon Asset Securities, Inc.
6.250% due 11/25/2037 ^		430	372
First Horizon Mortgage Pass-Through Trust
2.398% due 11/25/2037		283	242
2.543% due 02/25/2034		201	198
2.548% due 06/25/2035		3,574	3,352
2.548% due 01/25/2037 ^		3,448	3,010
2.550% due 06/25/2034		271	261
2.575% due 10/25/2034		598	589
2.583% due 10/25/2035		5,048	4,468
2.594% due 05/25/2036		4,204	3,925
2.596% due 05/25/2037 ^		8,596	7,094
2.613% due 08/25/2035		406	386
2.625% due 10/25/2035		588	494
2.627% due 05/25/2034		141	141
2.691% due 05/25/2035		1,713	1,578
4.663% due 02/25/2035		1,260	1,210
5.250% due 05/25/2021		462	403
5.253% due 10/25/2034		16	15
5.500% due 04/25/2022		350	356
5.750% due 10/25/2021		209	210
5.750% due 05/25/2037 ^		837	763
First Republic Mortgage Loan Trust
0.505% due 11/15/2031		31	29
0.555% due 11/15/2032		90	87
0.655% due 11/15/2030		497	508
FREMF Mortgage Trust
0.100% due 05/25/2020 (a)		401,870	1,744
GE Capital Commercial Mortgage Corp.
5.309% due 11/10/2045		21,600	22,832
GE Commercial Mortgage Corp. Trust
0.157% due 12/10/2049 (a)		497,444	55
GMAC Commercial Mortgage Securities, Inc.
5.336% due 04/10/2040		3,366	3,473
GMAC Mortgage Corp. Loan Trust
2.690% due 11/19/2035		1,363	1,293
2.907% due 03/18/2035		7,023	6,870
2.925% due 11/19/2035		923	886
3.113% due 05/25/2035		347	328
3.149% due 03/18/2035		3,131	3,158
3.352% due 10/19/2033		17	17
4.605% due 05/25/2035		1,920	1,845
4.968% due 11/19/2035		7,375	7,136
5.066% due 03/18/2035		60	60
Great Hall Mortgages PLC
0.365% due 06/18/2039		7,537	7,160
0.433% due 03/18/2039	EUR	8,909	11,656
0.453% due 06/18/2038		669	877
Grecale RMBS SRL
0.800% due 01/27/2061		51,000	66,476

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greenpoint Mortgage Funding Trust
0.334% due 01/25/2037	$19,858	$14,487
0.354% due 03/25/2047	259	214
0.364% due 04/25/2036	213	163
0.394% due 08/25/2045	694	606
0.414% due 10/25/2045	1,128	1,024
0.424% due 11/25/2045	116	91
0.464% due 10/25/2045	7,563	6,026
0.474% due 09/25/2046 ^	4,286	2,187
Greenpoint Mortgage Pass-Through Certificates
2.795% due 10/25/2033	103	104
GS Mortgage Securities Trust
0.222% due 12/10/2043 (a)	35,931	464
0.665% due 12/10/2043 (a)	150,184	2,139
0.965% due 08/10/2046 (a)	128,961	6,943
1.087% due 03/10/2044 (a)	28,699	1,108
1.539% due 08/10/2043 (a)	156,204	10,856
1.717% due 08/10/2044 (a)	21,162	1,443
2.158% due 01/10/2045 (a)	7,267	848
2.588% due 05/10/2045 (a)	86,184	10,872
4.548% due 12/10/2043	7,000	6,571
GSMPS Mortgage Loan Trust
0.554% due 06/25/2034	243	213
GSMSC Pass-Through Trust
7.500% due 09/25/2036	1,476	1,171
7.500% due 10/25/2036	416	345
GSR Mortgage Loan Trust
0.604% due 07/25/2037 ^	478	350
1.890% due 04/25/2032	33	31
2.376% due 12/25/2034	931	906
2.563% due 08/25/2034	120	113
2.585% due 04/25/2036	3,156	2,984
2.618% due 04/25/2035	237	237
2.620% due 09/25/2035	80	81
2.622% due 01/25/2036 ^	16,065	14,837
2.625% due 07/25/2035	537	530
2.651% due 09/25/2035	123	124
2.655% due 07/25/2035	8,795	8,311
2.669% due 08/25/2034	4,129	4,045
2.679% due 09/25/2035	4,600	4,564
2.687% due 05/25/2035	3,168	3,047
2.694% due 05/25/2035	19,335	18,914
2.710% due 07/25/2035	2,666	2,489
2.714% due 03/25/2037 ^	6,725	6,239
2.721% due 10/25/2035 ^	7,809	6,941
2.744% due 05/25/2035	4,086	3,788
2.745% due 08/25/2034	1,677	1,649
2.789% due 11/25/2035	520	479
2.800% due 01/25/2035	3,729	3,777
2.805% due 09/25/2034	85	83
2.824% due 01/25/2036 ^	418	370
2.854% due 07/25/2035	4,043	3,307
5.000% due 07/25/2036	1,046	1,036
5.021% due 11/25/2035	2,618	2,600
5.068% due 04/25/2035	666	660

38	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.215% due 07/25/2035		$541	$542
5.500% due 07/25/2035		294	296
5.500% due 03/25/2036		8,135	7,259
5.500% due 06/25/2036 ^		698	655
5.500% due 01/25/2037		12,498	11,976
5.750% due 02/25/2036 ^		1,988	1,897
5.750% due 02/25/2037		282	283
6.000% due 02/25/2021 ^		3,994	4,060
6.000% due 06/25/2036		5,822	5,634
6.000% due 09/25/2036		3,819	3,277
6.000% due 01/25/2037		292	282
6.000% due 07/25/2037 ^		668	612
6.500% due 09/25/2036		3,568	3,147
6.500% due 10/25/2036		2,370	2,095
HarborView Mortgage Loan Trust
0.326% due 12/19/2036 ^		313	213
0.336% due 11/19/2036		363	306
0.346% due 01/19/2038		3,115	2,640
0.366% due 11/19/2036		15,001	11,263
0.376% due 07/19/2047		1,274	1,093
0.396% due 01/19/2036		157	102
0.396% due 12/19/2036		9,367	6,156
0.406% due 01/19/2036		1,136	785
0.436% due 02/19/2036		3,385	2,656
0.446% due 07/19/2045		140	85
0.466% due 11/19/2035		3,154	2,725
0.466% due 08/19/2045		1,499	1,367
0.486% due 09/19/2035		298	230
0.506% due 01/19/2035		5,034	3,756
0.536% due 01/19/2035 ^		1,024	704
0.546% due 12/19/2034		15,496	12,503
0.556% due 11/19/2034		331	276
0.556% due 12/19/2034		152	123
0.905% due 06/19/2034		62	60
0.956% due 11/19/2034		156	119
0.981% due 12/19/2036 ^		20,486	16,368
2.123% due 11/19/2034		250	232
2.536% due 06/19/2036		283	202
2.547% due 08/19/2036 ^		2,386	1,764
2.550% due 08/19/2034		3,744	3,790
2.618% due 06/19/2045		7,940	5,356
2.717% due 12/19/2035 ^		67	63
2.727% due 12/19/2035		168	160
2.732% due 07/19/2035		2,881	2,537
2.733% due 07/19/2035		4,676	4,087
2.746% due 01/19/2035		1,352	1,332
2.778% due 06/19/2036 ^		832	570
Hercules Eclipse PLC
0.760% due 10/25/2018	GBP	26,351	42,496
HomeBanc Mortgage Trust
0.454% due 05/25/2037		$589	478
HSI Asset Loan Obligation Resecuritization Trust
6.000% due 08/25/2036		22,751	20,006
HSI Asset Loan Obligation Trust
2.563% due 01/25/2037 ^		1,470	1,195

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.870% due 09/25/2037		$23,694	$19,347
5.032% due 01/25/2037		137	118
Impac CMB Trust
0.434% due 10/25/2035		21,639	18,090
0.674% due 04/25/2035		8,482	7,911
0.794% due 09/25/2034		610	580
Impac Secured Assets Trust
0.354% due 05/25/2036		199	154
0.504% due 05/25/2036		4,881	4,803
Indus Eclipse PLC
0.690% due 01/25/2020	GBP	13,317	21,758
IndyMac Adjustable Rate Mortgage Trust
1.751% due 01/25/2032		$5	5
IndyMac Mortgage Loan Trust
0.284% due 10/25/2036		253	217
0.344% due 09/25/2046		1,674	1,439
0.354% due 06/25/2047		31,644	24,547
0.364% due 05/25/2046		2,274	1,952
0.384% due 04/25/2035		2,608	2,144
0.384% due 07/25/2046		28,097	22,579
0.394% due 04/25/2035		15,792	14,554
0.394% due 07/25/2035		627	573
0.394% due 06/25/2037		300	266
0.434% due 03/25/2035		4,508	4,188
0.434% due 07/25/2035		813	473
0.454% due 06/25/2037 ^		993	488
0.474% due 02/25/2035		607	558
0.494% due 02/25/2035		2,206	1,777
0.754% due 04/25/2034		779	740
0.774% due 06/25/2034		24	22
0.794% due 07/25/2045		504	460
0.934% due 10/25/2036		88	71
0.954% due 08/25/2034		172	154
1.034% due 09/25/2034		124	100
2.163% due 06/25/2037 ^		837	615
2.371% due 04/25/2035		84	73
2.373% due 06/25/2037		4,665	2,469
2.397% due 08/25/2035		874	767
2.407% due 06/25/2035 ^		272	234
2.417% due 07/25/2035		13,726	10,278
2.421% due 03/25/2035		55	54
2.457% due 01/25/2036		619	578
2.459% due 03/25/2035		3,682	3,689
2.480% due 11/25/2035 ^		21,965	16,956
2.488% due 03/25/2035		121	122
2.518% due 12/25/2034		105	99
2.559% due 01/25/2036		458	379
2.560% due 10/25/2034		142	137
2.569% due 01/25/2035		2,022	1,906
2.620% due 01/25/2036		5,422	5,128
2.659% due 09/25/2036		12,515	10,411
2.710% due 09/25/2036		140	103
2.715% due 10/25/2034		615	617
2.769% due 06/25/2036		507	362
2.824% due 03/25/2037 ^		5,429	4,956

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	39

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.953% due 01/25/2037	$5,543	$5,333
2.955% due 09/25/2037	28,627	23,895
4.459% due 08/25/2037	190	161
4.476% due 05/25/2036 ^	55,924	48,750
4.532% due 06/25/2036	1,868	1,793
4.608% due 09/25/2035	1,033	923
4.631% due 08/25/2035	439	369
4.668% due 11/25/2035 ^	10,057	8,390
4.796% due 07/25/2036	4,468	4,157
4.800% due 10/25/2035	362	316
4.884% due 11/25/2035	2,148	2,085
5.014% due 12/25/2035 ^	76	64
5.150% due 08/25/2036	413	407
6.250% due 11/25/2037 ^	3,393	3,005
6.500% due 09/25/2037	200	162
JPMorgan Alternative Loan Trust
0.424% due 03/25/2036 ^	4,494	3,863
2.944% due 05/25/2036 ^	2,786	2,194
5.500% due 02/25/2021 ^	309	297
6.310% due 08/25/2036	39,955	32,559
JPMorgan Chase Commercial Mortgage Securities Trust
0.340% due 09/12/2037 (a)	225,302	838
1.035% due 08/15/2046 (a)	109,033	5,352
1.583% due 04/15/2046 (a)	186,004	17,483
1.878% due 11/15/2043 (a)	199,014	14,052
1.987% due 05/15/2045 (a)	216,950	21,524
5.257% due 05/15/2047	44,906	47,859
5.439% due 01/15/2049	25,378	27,985
5.440% due 06/12/2047	21,000	23,079
5.477% due 08/12/2037	13,512	14,563
JPMorgan Commercial Mortgage-Backed Securities Trust
5.648% due 03/18/2051	2,000	2,168
JPMorgan Mortgage Trust
1.990% due 02/25/2034	26	26
2.026% due 10/25/2033	231	231
2.273% due 06/25/2035	1,233	1,247
2.428% due 11/25/2035	983	929
2.518% due 11/25/2035	92	81
2.526% due 01/25/2037 ^	2,065	1,852
2.545% due 04/25/2036	39,153	35,794
2.570% due 04/25/2035	351	364
2.593% due 10/25/2035	768	770
2.599% due 04/25/2037 ^	2,874	2,488
2.618% due 07/25/2035	413	416
2.629% due 06/25/2035	262	258
2.629% due 02/25/2036	626	561
2.660% due 10/25/2036	1,093	959
2.661% due 06/25/2037 ^	852	720
2.663% due 07/25/2035	1,886	1,730
2.666% due 08/25/2036	15,636	13,430
2.686% due 07/25/2035	1,252	1,230
2.729% due 05/25/2036	10,538	9,423
2.736% due 07/25/2035	908	924

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.738% due 06/25/2036		$6,168	$5,305
2.742% due 08/25/2035		6,878	6,885
2.743% due 08/25/2035 ^		7,975	7,605
2.744% due 04/25/2035		2,015	2,048
2.751% due 08/25/2036		158	137
2.755% due 07/25/2035		1,086	1,073
2.755% due 05/25/2036 ^		51	43
2.759% due 07/25/2035		115	117
2.785% due 08/25/2035		212	213
2.858% due 08/25/2035		84	84
4.863% due 04/25/2037		2,301	2,137
5.000% due 06/25/2021		1,043	1,032
5.000% due 03/25/2022		322	320
5.070% due 06/25/2036		964	872
5.108% due 04/25/2036		5,294	4,874
5.113% due 04/25/2037		15,930	14,784
5.113% due 06/25/2037 ^		18,371	16,729
5.137% due 09/25/2035		2,719	2,775
5.149% due 10/25/2035		31	30
5.500% due 01/25/2021 ^		267	269
5.500% due 03/25/2022		188	187
5.500% due 09/25/2035		14,420	14,975
5.500% due 01/25/2036 ^		3,274	3,155
5.500% due 08/25/2037 ^		9,965	8,853
5.531% due 10/25/2036		466	434
5.750% due 03/25/2037 ^		1,132	938
6.000% due 07/25/2036		10,829	10,041
6.000% due 06/25/2037		35,921	30,355
6.000% due 08/25/2037 ^		3,137	2,809
6.500% due 09/25/2035		749	746
7.000% due 08/25/2037 ^		2,095	1,933
JPMorgan Resecuritization Trust
4.500% due 11/26/2034		89	89
KGS Alpha SBA Trust
1.055% due 04/25/2038		111,419	5,234
Kildare Securities Ltd.
0.487% due 12/10/2043	EUR	22,700	27,383
Lavender Trust
6.250% due 10/26/2036		$4,484	4,779
LB Commercial Mortgage Trust
5.517% due 07/15/2044		54,900	60,490
5.823% due 07/15/2044		60,046	66,195
LB-UBS Commercial Mortgage Trust
0.540% due 02/15/2040 (a)		32,220	502
5.387% due 02/15/2040		55,050	60,520
5.858% due 07/15/2040		24,413	26,218
Lehman Mortgage Trust
1.054% due 12/25/2035 ^		4,170	3,296
5.500% due 11/25/2035		548	530
5.500% due 12/25/2035 ^		123	109
5.572% due 01/25/2036		8,879	8,287
5.764% due 12/25/2035		10,030	9,050
6.258% due 04/25/2036		11,558	10,945
6.500% due 09/25/2037 ^		13,786	11,865
6.546% due 03/25/2037 ^(a)		32,423	6,512

40	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman XS Trust
0.254% due 05/25/2046 ^		$3,116	$2,657
0.314% due 03/25/2047		4,533	3,364
0.344% due 11/25/2046		510	420
0.354% due 08/25/2046		2,917	2,220
0.354% due 11/25/2046		25,545	18,497
0.354% due 07/25/2047		25,713	17,043
0.364% due 09/25/2046		307	220
0.424% due 12/25/2035		197	187
0.424% due 02/25/2036		519	467
0.454% due 12/25/2035 ^		40	23
1.004% due 09/25/2047		6,587	5,459
Luminent Mortgage Trust
0.354% due 02/25/2046		241	179
Mach One Commercial Mortgage-Backed Trust
5.901% due 05/28/2040		294	301
6.261% due 05/28/2040		2,473	2,526
Mall Funding PLC
1.201% due 04/22/2017	GBP	34,190	56,913
Mansard Mortgages PLC
1.171% due 12/15/2049		21,897	35,509
MASTR Adjustable Rate Mortgages Trust
0.364% due 04/25/2046		$2,926	2,216
0.394% due 05/25/2037		1,431	964
0.494% due 05/25/2047 ^		5,209	1,580
1.669% due 09/25/2034		236	218
2.110% due 09/25/2033		1,523	1,527
2.125% due 01/25/2034		184	162
2.205% due 05/25/2034		528	531
2.214% due 09/25/2035 ^		1,709	1,249
2.227% due 07/25/2035		6,483	5,652
2.396% due 12/25/2033		655	649
2.456% due 07/25/2035		1,454	1,288
2.500% due 10/25/2032		448	451
2.626% due 02/25/2036		137	134
2.631% due 07/25/2034		2,436	2,466
2.633% due 01/25/2036		22,699	22,281
2.641% due 04/21/2034		164	167
2.643% due 12/21/2034		475	425
2.649% due 11/21/2034		2,064	2,152
2.740% due 11/25/2036		234	208
2.832% due 12/25/2033		448	451
3.087% due 10/25/2034		882	796
4.654% due 10/25/2032		673	654
5.193% due 06/25/2035		524	499
MASTR Alternative Loan Trust
5.500% due 07/25/2034		7,816	8,152
6.500% due 12/25/2034		141	147
7.000% due 06/25/2034		64	70
MASTR Asset Securitization Trust
5.250% due 11/25/2035		177	177
5.500% due 07/25/2033		44	47
5.500% due 06/26/2034		317	313
5.500% due 05/25/2035		2	2

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 02/25/2021		$1,488	$1,508
6.000% due 10/25/2022		139	138
6.000% due 06/25/2036 ^		1,003	941
MASTR Reperforming Loan Trust
0.504% due 05/25/2035		1,004	861
4.837% due 05/25/2036		364	348
6.000% due 08/25/2034		910	937
MASTR Seasoned Securitization Trust
2.402% due 10/25/2032		355	359
2.582% due 10/25/2032		51	51
3.313% due 10/25/2032		871	887
6.500% due 08/25/2032		190	217
MBS Bancaja FTA
0.437% due 02/25/2038	EUR	4,808	6,286
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.855% due 11/15/2031		$773	776
0.895% due 09/15/2030		1,255	1,245
Merrill Lynch Alternative Note Asset Trust
0.324% due 02/25/2037		14,856	13,639
0.454% due 03/25/2037		431	189
2.827% due 06/25/2037 ^		44,296	29,524
Merrill Lynch Mortgage Investors Trust
0.404% due 11/25/2035		1,866	1,765
0.404% due 08/25/2036		27	26
0.614% due 03/25/2030		481	474
0.807% due 07/25/2030		6,956	6,718
0.814% due 06/25/2028		32	31
0.814% due 11/25/2029		3,063	2,949
0.834% due 04/25/2028		50	49
0.873% due 03/25/2030		1,141	1,129
0.949% due 01/25/2030		246	240
1.012% due 10/25/2028		293	296
1.029% due 01/25/2029		1,280	1,264
1.032% due 11/25/2029		400	389
1.154% due 10/25/2035		17	16
1.886% due 01/25/2029		90	90
1.950% due 01/25/2029		4,842	4,642
1.992% due 05/25/2029		323	330
2.106% due 05/25/2036		1,629	1,639
2.122% due 09/25/2029		1,111	1,114
2.124% due 04/25/2029		998	989
2.127% due 04/25/2035		368	350
2.132% due 12/25/2034		2,195	2,276
2.219% due 02/25/2033		83	81
2.359% due 05/25/2036		453	452
2.379% due 02/25/2034		272	276
2.457% due 06/25/2035		4,700	4,503
2.457% due 02/25/2036		552	523
2.479% due 02/25/2035		7,284	7,249
2.575% due 09/25/2033		33	34
2.580% due 07/25/2035		3,294	2,939
2.604% due 05/25/2036		730	691
2.630% due 12/25/2035		206	185
2.632% due 06/25/2037		884	848

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	41

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.724% due 07/25/2035	$1,613	$1,392
2.774% due 03/25/2036 ^	5,715	3,996
2.993% due 05/25/2034	322	322
5.062% due 09/25/2035	262	253
5.250% due 08/25/2036	5	5
Merrill Lynch Mortgage Trust
0.440% due 02/12/2051 (a)	140,805	1,985
0.942% due 08/12/2039 (a)	11,811	25
Merrill Lynch Mortgage-Backed Securities Trust
2.532% due 08/25/2036	34,179	31,487
2.765% due 04/25/2037 ^	2,093	1,767
2.875% due 06/25/2037 ^	50	39
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.409% due 07/12/2046	42,620	46,416
5.894% due 08/12/2049	8,000	8,950
Morgan Stanley Bank of America Merrill Lynch Trust
1.316% due 02/15/2047 (a)	100,315	7,671
2.163% due 11/15/2045 (a)	133,116	14,104
3.476% due 11/15/2045	5,656	5,587
3.930% due 11/15/2045	2,500	2,479
4.536% due 11/15/2045	3,500	3,543
Morgan Stanley Capital Trust
0.237% due 11/12/2049 (a)	39,045	305
Morgan Stanley Dean Witter Capital, Inc. Trust
1.686% due 03/25/2033	836	803
5.980% due 09/15/2037	3,500	3,768
Morgan Stanley Mortgage Loan Trust
0.462% due 10/25/2034	305	300
0.604% due 07/25/2034	143	139
1.941% due 07/25/2034	637	640
2.118% due 06/25/2036	2,757	2,680
2.185% due 06/25/2036	980	927
2.458% due 10/25/2034	299	294
2.461% due 07/25/2035	894	820
2.607% due 08/25/2034	142	142
2.683% due 07/25/2034	771	770
4.487% due 11/25/2037 ^	11,300	8,479
5.177% due 11/25/2035	206	156
5.191% due 09/25/2035 ^	236	187
5.477% due 07/25/2035	957	927
5.500% due 11/25/2035	220	209
5.581% due 12/25/2035	1,938	1,809
5.750% due 09/25/2022 ^	63	62
6.000% due 08/25/2037 ^	1,205	1,105
6.513% due 08/25/2036 ^	10,150	5,903
Morgan Stanley Mortgage Re-REMIC Trust
2.629% due 02/26/2036	21,877	21,926
Morgan Stanley Re-REMIC Trust
0.000% due 07/17/2056 (b)	2,579	2,556
5.819% due 08/15/2045	8,757	9,720
MortgageIT Trust
0.404% due 11/25/2035	15,704	13,270

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mortgages PLC
0.981% due 10/31/2038	GBP	1,901	$3,073
Motel 6 Trust
1.692% due 10/05/2025 (a)		$50,000	588
2.743% due 10/05/2025		34,000	34,232
3.006% due 10/05/2025 (a)		48,500	993
NAAC Reperforming Loan REMIC Trust
6.500% due 03/25/2034		322	339
NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035		2,528	2,628
Nemus Funding PLC
0.751% due 02/15/2020	GBP	5,751	9,388
Newgate Funding PLC
0.691% due 12/01/2050		3,500	5,454
0.903% due 12/15/2050	EUR	950	1,260
1.120% due 12/15/2050	GBP	19	32
1.520% due 12/15/2050		27,600	43,520
1.553% due 12/15/2050	EUR	5,200	6,352
1.770% due 12/15/2050	GBP	7,800	11,703
1.803% due 12/15/2050	EUR	8,700	10,678
Nomura Asset Acceptance Corp.
0.434% due 04/25/2037		$329	213
2.499% due 10/25/2035		747	672
2.563% due 02/25/2036		4,160	3,557
2.903% due 02/25/2036 ^		1,517	1,233
5.159% due 03/25/2035		99	101
5.500% due 05/25/2033		21	22
6.000% due 05/25/2033		9	10
6.215% due 08/25/2036 ^		8,813	5,164
6.431% due 08/25/2036 ^		3,760	2,202
7.000% due 04/25/2033		10	11
Nomura Resecuritization Trust
0.724% due 08/27/2047		241,835	115,278
NovaStar Mortgage Funding Trust
0.344% due 09/25/2046		4,889	4,097
Opera Germany PLC
0.520% due 10/20/2014	EUR	21,358	29,128
Preferred Residential Securities PLC
1.621% due 12/15/2041	GBP	753	1,203
Prime Mortgage Trust
0.554% due 02/25/2019		$1	1
7.000% due 07/25/2034		571	558
Provident Funding Mortgage Loan Trust
0.444% due 05/25/2035		5,920	5,736
2.513% due 04/25/2034		186	188
2.604% due 05/25/2035		1,342	1,342
2.639% due 10/25/2035		431	431
RAAC Series
5.920% due 01/25/2017		8	8
RBSSP Resecuritization Trust
0.394% due 05/28/2047		66,069	45,810
0.404% due 03/26/2037		41,145	38,113

42	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.454% due 03/26/2035	$1,139	$1,119
0.474% due 08/26/2045	114	86
2.324% due 12/26/2036	41,240	30,583
2.409% due 10/26/2036	21,147	12,672
3.220% due 08/28/2047	412,406	318,708
4.457% due 12/26/2036 ^	10,363	6,261
5.500% due 10/26/2035	65	65
6.542% due 03/26/2036	19,580	12,353
Regal Trust
2.457% due 09/29/2031	1,045	841
Residential Accredit Loans, Inc. Trust
0.334% due 11/25/2036	6,762	4,971
0.334% due 06/25/2046	2,748	1,235
0.354% due 05/25/2047	4,947	3,950
0.359% due 09/25/2046	15,902	10,375
0.404% due 02/25/2036 ^	995	666
0.424% due 05/25/2046 ^	3,571	1,296
0.434% due 12/25/2045	1,044	755
0.454% due 08/25/2035	11,120	8,827
0.484% due 03/25/2037	336	128
0.514% due 01/25/2037 ^	2,579	1,564
0.554% due 03/25/2033	110	109
0.554% due 06/25/2036	749	499
1.131% due 01/25/2046	41,937	30,098
1.491% due 09/25/2045	1,502	1,236
3.202% due 08/25/2035 ^	853	496
3.212% due 07/25/2035	22,636	19,899
3.588% due 07/25/2035	219	179
4.577% due 12/26/2034	411	303
5.000% due 09/25/2019	204	210
5.500% due 08/25/2034	9	9
5.500% due 01/25/2035	5,862	6,050
5.500% due 08/25/2035 ^	105	93
5.750% due 12/25/2021	602	587
6.000% due 10/25/2034	25,653	26,991
6.000% due 08/25/2035	1,613	1,440
6.000% due 10/25/2035	24,520	19,666
6.000% due 12/25/2035 ^	72	63
6.000% due 12/25/2035	8,444	7,427
6.000% due 08/25/2036 ^	1,360	1,140
6.000% due 09/25/2036	10,567	8,252
6.000% due 01/25/2037	364	296
6.000% due 02/25/2037	34,713	28,355
6.000% due 05/25/2037	4,280	3,472
6.000% due 06/25/2037	24,655	20,196
Residential Asset Mortgage Products Trust
7.000% due 11/25/2031	251	268
7.500% due 12/25/2031	105	109
7.500% due 05/25/2032	136	138
7.500% due 07/25/2032	966	940
Residential Asset Securitization Trust
0.504% due 06/25/2036	11,176	6,173
0.654% due 03/25/2035	519	411
4.750% due 02/25/2019	64	66
5.500% due 07/25/2035	3,020	2,787

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 11/25/2036		$10,009	$7,630
6.000% due 01/25/2037		6,695	5,257
6.250% due 11/25/2036		2,884	2,239
6.500% due 09/25/2036		5,907	4,505
Residential Funding Mortgage Securities, Inc. Trust
2.852% due 09/25/2035		3,101	2,626
2.857% due 08/25/2035		6,432	5,206
3.774% due 10/25/2037		23,919	19,027
3.788% due 04/25/2037		5,340	4,590
3.861% due 09/25/2036 ^		24	21
5.250% due 01/25/2036		290	271
5.486% due 07/27/2037 ^		526	483
5.500% due 03/25/2037		11,307	10,239
6.000% due 04/25/2037 ^		11,017	9,593
6.000% due 04/25/2037		573	504
6.000% due 10/25/2037 ^		1,936	1,699
6.011% due 10/25/2037		26,926	23,440
6.500% due 03/25/2032		104	110
Rivoli Pan Europe PLC
0.478% due 08/03/2018	EUR	9,368	12,454
RMAC Securities PLC
0.384% due 06/12/2044		$4,869	4,571
0.671% due 06/12/2044	GBP	16,717	26,101
0.691% due 06/12/2044		2,748	4,309
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048		$2,008	2,140
5.336% due 05/16/2047		13,676	14,722
Sandwell Commercial Finance PLC
1.961% due 05/11/2039	GBP	4,000	5,886
Selkirk Ltd.
1.183% due 02/20/2041		$32,807	32,536
1.329% due 02/20/2041		76,008	75,860
Sequoia Mortgage Trust
0.477% due 11/20/2034		278	264
0.507% due 07/20/2033		168	169
0.637% due 01/20/2035		133	128
0.689% due 11/20/2034		688	662
0.730% due 04/20/2033		1,365	1,369
0.777% due 08/20/2034		1,771	1,778
0.797% due 01/20/2034		886	852
0.817% due 06/20/2033		1,354	1,310
0.857% due 09/20/2034		1,020	976
0.917% due 10/20/2027		12	11
0.917% due 04/20/2033		284	283
0.957% due 10/20/2027		157	153
1.057% due 12/20/2032		85	84
2.382% due 02/20/2047		640	544
2.408% due 01/20/2047 ^		919	798
2.458% due 08/20/2047		19,696	17,369
2.522% due 09/20/2046		12,006	9,649
2.554% due 09/20/2046		1,465	1,251
2.635% due 04/20/2035		1,281	1,271
3.998% due 07/20/2037		1,445	1,212
5.119% due 07/20/2037 ^		18,270	16,558

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	43

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Silenus European Loan Conduit Ltd.
0.438% due 05/15/2019	EUR	1,844	$2,490
Silver Oak Ltd.
1.684% due 06/21/2018		$9,000	9,140
Silverstone Master Issuer PLC
1.787% due 01/21/2055		2,000	2,027
Southern Pacific Financing PLC
1.121% due 12/10/2042	GBP	480	741
Structured Adjustable Rate Mortgage Loan Trust
0.384% due 05/25/2035		$26	25
0.634% due 06/25/2035		259	258
1.304% due 12/25/2037		17,751	12,935
1.832% due 10/25/2037 ^		9,967	6,355
2.373% due 03/25/2034		300	301
2.376% due 12/25/2035		4,795	4,446
2.379% due 12/25/2034		4,394	4,359
2.389% due 05/25/2035		18,206	17,366
2.405% due 06/25/2034		471	485
2.429% due 05/25/2035		73	64
2.436% due 05/25/2034		976	980
2.438% due 11/25/2035		965	746
2.445% due 02/25/2034		1,718	1,750
2.451% due 07/25/2034		1,792	1,789
2.453% due 10/25/2034		359	364
2.454% due 03/25/2035		20,727	17,518
2.456% due 04/25/2035		198	190
2.465% due 12/25/2034		110	106
2.469% due 11/25/2034		793	745
2.479% due 09/25/2034		242	241
2.481% due 08/25/2034		59	58
2.490% due 11/25/2034		4,013	3,990
2.491% due 03/25/2035		1,246	1,229
2.494% due 09/25/2035		12,558	11,408
2.508% due 08/25/2035		3,610	3,367
2.548% due 11/25/2035 ^		424	331
3.288% due 04/25/2034		40	39
4.439% due 09/25/2036		22,289	17,643
4.512% due 07/25/2037 ^		104	82
4.574% due 01/25/2037 ^		17,398	13,025
4.653% due 02/25/2037		4,544	4,356
4.747% due 09/25/2036		6,776	5,683
4.875% due 10/25/2035		9,919	9,230
4.887% due 05/25/2036 ^		13,740	10,713
4.979% due 11/25/2035		2,475	2,063
4.991% due 03/25/2036 ^		3,154	2,682
5.029% due 05/25/2036		40	34
5.034% due 05/25/2036		900	839
5.050% due 01/25/2036 ^		9,817	7,613
5.076% due 02/25/2037		7,269	7,012
5.077% due 02/25/2036 ^		12,545	10,276
5.177% due 07/25/2035 ^		11,855	10,450
5.507% due 02/25/2036 ^		17,627	14,499
Structured Asset Mortgage Investments Trust
0.274% due 08/25/2036		45	34
0.334% due 07/25/2046		24,755	19,626

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.344% due 06/25/2036		$5,557	$4,514
0.344% due 07/25/2046		16,099	10,756
0.354% due 05/25/2036		24,020	18,082
0.364% due 04/25/2036		45,678	34,153
0.364% due 08/25/2036		18,125	13,708
0.364% due 05/25/2046		811	604
0.364% due 09/25/2047		34,800	23,114
0.384% due 02/25/2036		91,719	73,374
0.384% due 05/25/2045		1,281	1,145
0.384% due 07/25/2046 ^		73	23
0.406% due 07/19/2035		7,880	7,322
0.434% due 02/25/2036		14,426	11,363
0.454% due 08/25/2036		6,867	2,537
0.836% due 05/19/2035		3,581	3,464
2.665% due 02/19/2035		13	13
3.555% due 05/25/2045		227	181
Structured Asset Securities Corp.
0.504% due 04/25/2035		702	600
0.754% due 10/25/2027		991	969
2.484% due 12/25/2033		304	303
5.750% due 02/25/2035		12,998	13,662
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.358% due 03/25/2033		359	356
2.369% due 07/25/2033		954	965
2.388% due 01/25/2034		481	476
2.443% due 09/25/2033		935	933
2.459% due 08/25/2032		91	91
2.475% due 11/25/2033		296	297
2.689% due 11/25/2033		777	767
2.743% due 09/25/2032		44	43
5.521% due 07/25/2034		20,960	21,533
5.750% due 09/25/2034		1,035	1,047
Suntrust Adjustable Rate Mortgage Loan Trust
2.858% due 04/25/2037 ^		6,647	5,575
5.575% due 10/25/2037		3,549	3,309
6.004% due 02/25/2037		2,823	2,809
Taurus CMBS PLC
0.502% due 04/22/2015	EUR	16,024	20,946
Thornburg Mortgage Securities Trust
0.694% due 03/25/2044		$316	279
2.032% due 12/25/2044		129	126
2.287% due 10/25/2043		701	706
5.750% due 06/25/2047		49,197	51,135
TIAA CMBS Trust
5.770% due 06/19/2033		9,488	9,894
Titan Europe PLC
0.802% due 10/23/2016	GBP	17,098	28,094
UBS Commercial Mortgage Trust
0.730% due 07/15/2024		$1,224	1,217
2.327% due 05/10/2045 (a)		192,403	24,490
UBS-Barclays Commercial Mortgage Trust
1.357% due 04/10/2046 (a)		86,263	7,265

44	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Union de Creditos Inmobiliarios
0.473% due 06/22/2036	EUR	2,179	$2,702
Utrecht Finance BV
3.300% due 07/28/2016		2,107	2,911
Vela Home SRL
0.420% due 10/25/2042		371	511
Wachovia Bank Commercial Mortgage Trust
0.295% due 06/15/2020		$18,435	18,224
5.500% due 04/15/2047		36,500	40,453
5.509% due 04/15/2047		3,525	3,836
5.724% due 06/15/2049		25,154	27,729
5.953% due 02/15/2051		18,750	20,797
Wachovia Mortgage Loan Trust LLC
2.622% due 10/20/2035 ^		1,025	859
2.622% due 10/20/2035		919	914
2.657% due 05/20/2036		780	753
2.773% due 08/20/2035 ^		820	709
5.413% due 10/20/2035		4,299	4,259
6.104% due 03/20/2037 ^		290	274
WaMu Commercial Mortgage Securities Trust
5.170% due 05/25/2036		8,128	8,188
WaMu Mortgage Pass-Through Certificates
0.384% due 04/25/2045		5,924	5,564
0.414% due 11/25/2045		1,407	1,305
0.424% due 12/25/2045		6,351	5,955
0.444% due 07/25/2045		5,370	5,022
0.444% due 12/25/2045		12,231	11,079
0.464% due 01/25/2045		2,472	2,398
0.474% due 07/25/2045		6,768	6,444
0.484% due 01/25/2045		16,922	15,827
0.494% due 01/25/2045		10,944	10,213
0.504% due 01/25/2045		287	268
0.558% due 11/25/2034		5,745	5,443
0.578% due 10/25/2044		4,256	4,080
0.588% due 10/25/2044		5,521	5,291
0.608% due 07/25/2044		763	714
0.628% due 11/25/2034		115	104
0.628% due 07/25/2044		17,740	16,509
0.859% due 01/25/2047		3,507	3,383
0.869% due 01/25/2047		4,060	3,335
0.879% due 06/25/2047		11,409	10,179
0.889% due 04/25/2047		321	224
0.934% due 10/25/2045		4,417	4,278
0.949% due 12/25/2046		565	473
1.089% due 09/25/2046		19,035	16,781
1.109% due 07/25/2046		35,460	30,398
1.111% due 06/25/2046		1,999	1,965
1.121% due 06/25/2046		5,417	4,792
1.135% due 02/25/2046		1,602	1,497
1.201% due 01/25/2046		1,331	1,305
1.331% due 11/25/2042		456	442
1.531% due 08/25/2042		277	264
1.830% due 10/25/2036 ^		3,643	2,967
1.862% due 01/25/2037 ^		21,208	18,661

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.884% due 12/19/2039	$244	$243
1.936% due 01/25/2037 ^	2,554	2,171
1.955% due 10/25/2036 ^	874	724
2.034% due 02/27/2034	34	33
2.034% due 12/25/2036 ^	178	152
2.035% due 11/25/2036 ^	2,705	2,261
2.051% due 12/25/2036 ^	519	451
2.057% due 11/25/2036 ^	11,063	9,697
2.141% due 03/25/2037 ^	63,206	54,655
2.197% due 09/25/2036	27,084	23,870
2.197% due 06/25/2037	5,822	4,951
2.284% due 07/25/2046	13,823	13,041
2.324% due 12/25/2036 ^	12,174	10,859
2.324% due 02/25/2037	53,393	45,138
2.324% due 02/25/2037 ^	1,778	1,503
2.343% due 03/25/2036	4,381	4,085
2.354% due 10/25/2035	17,302	16,831
2.355% due 09/25/2036 ^	30	26
2.376% due 01/25/2036	3,692	3,515
2.379% due 12/25/2035	6,543	6,077
2.411% due 03/25/2035	5,264	5,240
2.412% due 02/25/2037	62,815	54,723
2.415% due 08/25/2034	2,587	2,598
2.420% due 09/25/2035	1,192	1,105
2.433% due 10/25/2034	2,249	2,269
2.451% due 02/25/2037 ^	1,300	1,148
2.465% due 02/25/2033	1,285	1,270
2.466% due 03/25/2037	6,334	5,970
2.512% due 01/25/2036	10,370	8,985
4.162% due 01/25/2037 ^	10,935	9,918
4.162% due 01/25/2037	5,483	4,973
4.384% due 07/25/2037 ^	34,445	30,101
4.416% due 03/25/2037	39,005	34,932
4.427% due 05/25/2037 ^	29,918	24,908
4.670% due 04/25/2037	119	8
4.686% due 02/25/2037	9,655	9,015
4.702% due 08/25/2036 ^	34,678	31,566
4.708% due 01/25/2036	1,256	1,170
4.730% due 07/25/2037 ^	7,884	7,309
4.746% due 05/25/2037	4,209	4,047
5.159% due 08/25/2035	201	196
Washington Mutual MSC Mortgage Pass-Through Certificates
0.384% due 12/25/2036	13,888	10,695
0.414% due 12/25/2035	823	691
0.554% due 07/25/2035	3,367	2,824
0.754% due 03/25/2036 ^	4,736	3,490
0.829% due 04/25/2047	11,269	8,778
0.849% due 12/25/2046	15,254	9,456
0.899% due 04/25/2047	15,872	12,398
0.979% due 10/25/2046 ^	37,663	26,269
1.069% due 04/25/2046	2,954	2,345
1.600% due 06/25/2033	138	134
1.604% due 09/25/2035	4,423	3,763
5.000% due 03/25/2018	3	3
5.500% due 06/25/2035	7,362	7,120

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	45

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 11/25/2035 ^	$1,533	$1,258
5.750% due 11/25/2035 ^	1,990	1,742
5.750% due 01/25/2036 ^	8,988	7,963
6.000% due 04/25/2036	7,990	6,765
6.139% due 05/25/2036	12,197	8,390
6.500% due 03/25/2036	28,113	21,695
6.500% due 08/25/2036	66,527	44,501
7.500% due 04/25/2033	51	57
Wells Fargo Commercial Mortgage Trust
1.424% due 11/15/2043 (a)	101,556	6,813
Wells Fargo Mortgage Loan Trust
2.656% due 12/27/2046	31,145	13,842
Wells Fargo Mortgage-Backed Securities Trust
0.454% due 04/25/2037	1,436	1,169
2.610% due 02/25/2035	1,119	1,132
2.612% due 12/25/2034	160	164
2.612% due 10/25/2036 ^	696	666
2.613% due 09/25/2034	278	286
2.613% due 03/25/2036	2,247	2,230
2.614% due 03/25/2036	1,012	1,021
2.614% due 05/25/2036	10,639	9,941
2.615% due 06/25/2034	777	795
2.615% due 09/25/2034	187	194
2.615% due 01/25/2035	296	297
2.615% due 03/25/2035	107	105
2.615% due 04/25/2035	1,960	1,982
2.615% due 06/25/2035	178	179
2.615% due 03/25/2036	332	329
2.616% due 02/25/2034	932	952
2.616% due 03/25/2035	51,732	51,741
2.616% due 08/25/2036	3,762	3,574
2.617% due 11/25/2034	865	863
2.617% due 03/25/2035	294	288
2.618% due 09/25/2034	518	533
2.621% due 10/25/2034	27	29
2.622% due 05/25/2035	960	965
2.624% due 04/25/2036	602	601
2.624% due 04/25/2036 ^	5,642	5,489
2.628% due 03/25/2036 ^	6,072	5,775
2.629% due 10/25/2035	1,318	1,332
2.634% due 06/25/2035	443	449
2.638% due 07/25/2034	223	227
2.640% due 06/25/2035	543	553
2.644% due 08/25/2033	199	205
2.652% due 10/25/2034	180	182
2.738% due 09/25/2036 ^	6,228	5,869
4.674% due 07/25/2034	674	700
5.238% due 06/26/2035	3,570	3,419
5.500% due 08/25/2035	50	51
5.500% due 03/25/2036	1,514	1,578
5.500% due 04/25/2036	441	435
5.500% due 09/25/2037	1,173	1,203
5.568% due 04/25/2036	2,293	2,264
5.673% due 04/25/2037	1,085	1,058
5.750% due 03/25/2037 ^	4,819	4,575

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 06/25/2036 ^		$1,421	$1,409
6.000% due 07/25/2036		435	433
6.000% due 08/25/2036		3,594	3,715
6.000% due 09/25/2036		296	288
6.000% due 11/25/2036		1,030	1,001
6.000% due 06/25/2037		7,664	7,354
6.000% due 07/25/2037 ^		2,309	2,266
6.000% due 08/25/2037		664	651
6.000% due 10/25/2037		1,384	1,416
6.000% due 11/25/2037		429	429
18.963% due 03/25/2036		405	533
Wells Fargo Re-REMIC Trust
5.750% due 05/16/2017		8,501	9,322
WF-RBS Commercial Mortgage Trust
0.598% due 03/15/2047 (a)		83,202	3,390
WFRBS Commercial Mortgage Trust
2.446% due 04/15/2045 (a)		98,621	11,775
Windermere CMBS PLC
0.752% due 04/22/2018	EUR	18,278	24,706
0.774% due 04/24/2017	GBP	9,067	15,065

Total Mortgage-Backed Securities (Cost $9,299,676)			10,250,801

ASSET-BACKED SECURITIES 21.3%
Aames Mortgage Investment Trust
1.354% due 06/25/2035		$5,100	3,890
Aames Mortgage Trust
1.174% due 10/25/2033		5,147	4,963
ABSC Manufactured Housing Contract Resecuritization Trust
8.400% due 12/02/2030		27,104	27,199
Accredited Mortgage Loan Trust
0.334% due 04/25/2036		979	953
0.624% due 04/25/2035		2,495	2,265
0.630% due 09/25/2035		7,220	5,332
0.754% due 04/25/2034		1,581	1,479
0.754% due 07/25/2034		10,467	9,824
5.210% due 01/25/2034		4,512	4,399
ACE Securities Corp. Home Equity Loan Trust
0.214% due 10/25/2036		403	141
0.244% due 07/25/2036 ^		2,056	765
0.274% due 12/25/2036		16,013	8,288
0.304% due 07/25/2036		38,219	15,743
0.394% due 07/25/2036		14,043	5,884
0.454% due 12/25/2045		1,602	1,580
0.484% due 11/25/2035		4,502	4,388
0.724% due 07/25/2035		5,000	4,459
0.804% due 07/25/2035		18,000	15,157
0.854% due 08/25/2045		9,342	9,011
0.859% due 06/25/2035		660	658
0.954% due 02/25/2034		649	615
1.054% due 09/25/2033		314	295
1.129% due 06/25/2034		14,289	12,783

46	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.204% due 12/25/2033		$3,020	$2,859
1.234% due 02/25/2035		1,949	1,907
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
0.754% due 06/25/2034		62	61
1.204% due 01/25/2034		588	511
AFC Home Equity Loan Trust
0.754% due 09/27/2027		273	251
1.034% due 02/25/2029		771	669
AIMCO CLO
0.487% due 10/20/2019		18,342	18,231
Alba SPV SRL
1.800% due 04/20/2040	EUR	41,451	57,413
ALM Ltd.
1.467% due 02/13/2023		$10,000	9,998
Alzette European CLO S.A.
0.553% due 12/15/2020		79	79
AMAC CDO Funding
0.430% due 11/23/2050		14,400	14,148
0.455% due 11/23/2050		15,000	14,025
American Money Management Corp. CLO Ltd.
0.487% due 12/19/2019		2,130	2,122
Ameriquest Mortgage Securities Trust
0.394% due 10/25/2036		6,378	2,892
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.584% due 01/25/2036		15,183	12,360
0.604% due 01/25/2036		6,211	5,450
0.634% due 03/25/2035		4,000	3,838
0.654% due 09/25/2035		5,050	4,372
0.684% due 03/25/2035		9,000	7,744
0.754% due 08/25/2035		12,000	11,697
0.764% due 01/25/2035		1,189	844
0.804% due 08/25/2035		12,300	10,613
0.854% due 11/25/2033		467	414
1.144% due 11/25/2034		24,699	21,420
1.174% due 08/25/2034		8,007	6,155
1.189% due 12/25/2033		1,250	1,188
1.304% due 05/25/2034		11,176	7,908
3.679% due 11/25/2032 ^		64	8
4.262% due 07/25/2033		3,463	3,116
5.140% due 10/25/2033		195	194
5.444% due 11/25/2035		953	952
5.779% due 02/25/2033 ^		7	0
5.779% due 12/25/2033		127	123
Amortizing Residential Collateral Trust
0.734% due 07/25/2032		208	191
Aquilae CLO PLC
0.637% due 01/17/2023	EUR	3,562	4,844
Arbor Realty Mortgage Securities
0.687% due 02/21/2040		$1,620	1,591
Ares CLO Ltd.
0.865% due 11/25/2020		9,858	9,733

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Argent Securities Trust
0.244% due 07/25/2036		$7,245	$2,945
0.304% due 07/25/2036		2,159	881
0.334% due 04/25/2036		7,665	3,240
0.424% due 05/25/2036		14,089	5,186
0.434% due 04/25/2036		4,778	2,046
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.384% due 01/25/2036		2,496	1,678
0.644% due 10/25/2035		8,000	6,305
1.189% due 01/25/2034		4,622	4,459
1.204% due 12/25/2033		761	737
Asset-Backed Funding Certificates Trust
0.264% due 01/25/2037		5,125	3,028
0.314% due 11/25/2036		18,010	9,675
0.374% due 01/25/2037		38,185	22,881
0.829% due 06/25/2035		18,205	16,308
0.854% due 06/25/2034		3,563	3,338
0.904% due 12/25/2032		186	180
1.154% due 06/25/2037		6,241	4,271
1.279% due 12/25/2032		2,544	2,396
Asset-Backed Securities Corp. Home Equity Loan Trust
0.294% due 07/25/2036		807	753
0.784% due 05/25/2035		3,500	3,296
0.954% due 06/25/2034		3,330	2,854
1.054% due 06/25/2035		2,900	2,381
1.130% due 12/15/2033		9,233	8,742
1.805% due 03/15/2032		590	562
Associates Manufactured Housing Pass-Through Certificates
7.025% due 03/15/2028		2,773	2,812
7.150% due 03/15/2028		5,603	6,632
Avoca CLO PLC
0.609% due 08/03/2022	EUR	7,923	10,846
0.655% due 09/15/2021		2,030	2,761
Babson CLO Ltd.
2.233% due 09/28/2021		$2,500	2,501
BankAmerica Manufactured Housing Contract Trust
7.930% due 12/10/2025		5,000	6,992
Bankinter FTA
0.474% due 12/15/2040	EUR	5,742	7,290
Bayview Financial Acquisition Trust
0.503% due 05/28/2037		$12,856	9,632
0.738% due 08/28/2044		62	62
0.783% due 05/28/2044		150	149
5.660% due 12/28/2036		578	579
Bayview Financial Asset Trust
0.604% due 03/25/2037		13,701	11,788
0.954% due 03/25/2037		7,120	5,909
0.954% due 12/25/2039		1,130	1,044
1.054% due 03/25/2037		7,448	5,902
1.304% due 03/25/2037		4,047	2,824
1.654% due 03/25/2037		3,748	2,391

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	47

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bayview Financial Mortgage Pass-Through Trust
0.423% due 04/28/2036		$259	$251
Bayview Financial Revolving Asset Trust
1.083% due 12/28/2040		7,784	5,065
Bayview Opportunity Master Fund Trust
3.721% due 03/28/2018		19,300	19,169
3.721% due 04/28/2018		25,361	25,633
Bear Stearns Asset-Backed Securities Trust
0.214% due 01/25/2037		335	335
0.224% due 12/25/2036		751	744
0.264% due 11/25/2036		9,494	8,023
0.264% due 02/25/2037		3,554	3,279
0.284% due 10/25/2036		182	181
0.294% due 10/25/2036		9,562	8,852
0.324% due 05/25/2036 ^		8,615	7,214
0.324% due 10/25/2036		9,821	8,369
0.324% due 12/25/2036		15,000	10,882
0.334% due 06/25/2047		26,934	25,996
0.384% due 04/25/2036		231	194
0.394% due 06/25/2047		5,000	4,165
0.434% due 04/25/2036		13,230	12,289
0.474% due 08/25/2036		10,615	10,500
0.504% due 04/25/2037		14,200	6,228
0.504% due 05/25/2037 ^		14,419	6,732
0.554% due 08/25/2036		6,607	6,425
0.554% due 12/25/2042		2,464	2,431
0.554% due 09/25/2046		9,876	7,989
0.584% due 12/25/2035		6,836	5,852
0.604% due 11/25/2035		8,469	7,155
0.604% due 08/25/2036		7,308	5,935
0.644% due 07/25/2035		198	196
0.644% due 06/25/2036		3,843	3,793
0.654% due 09/25/2034		267	256
0.654% due 08/25/2035		2,663	2,663
0.814% due 10/25/2032		46	44
0.824% due 06/25/2035		10,136	7,861
0.834% due 06/25/2035		7,500	6,792
0.874% due 07/25/2035		18,171	17,182
0.954% due 10/27/2032		90	86
1.129% due 02/25/2034		1,013	929
1.154% due 10/25/2037		4,533	4,230
1.154% due 11/25/2042		2,439	2,326
1.254% due 10/25/2033		349	333
2.029% due 08/25/2034		2,123	1,935
3.006% due 10/25/2036		278	219
5.500% due 08/25/2035		13,491	13,212
5.500% due 10/25/2035		16,366	16,332
5.500% due 08/25/2036		1,373	1,367
5.750% due 10/25/2033		786	833
6.000% due 06/25/2034		883	960
6.000% due 08/25/2036		8,057	6,279
6.500% due 08/25/2036		5,096	3,556
Berica Asset-Backed Security SRL
0.588% due 11/30/2051	EUR	74,604	101,576
0.613% due 12/30/2055		146,760	199,006

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BlackRock Senior Income Series Corp.
0.477% due 04/20/2019		$6,626	$6,540
BNC Mortgage Loan Trust
0.254% due 03/25/2037		5,620	5,151
0.254% due 05/25/2037		3,920	3,743
0.404% due 11/25/2037		284	282
Bombardier Capital Mortgage Securitization Corp.
5.980% due 01/15/2018		2,743	2,766
6.530% due 10/15/2028		3,057	3,208
6.805% due 12/15/2030		3,633	3,935
6.975% due 12/15/2029		9,537	5,523
7.180% due 12/15/2029		20,950	12,436
7.575% due 06/15/2030		16,870	10,051
Buckingham CDO Ltd.
0.405% due 04/05/2041		774,948	180,175
0.405% due 09/05/2051		1,071,062	157,982
Business Mortgage Finance PLC
0.478% due 08/15/2040	EUR	7,890	10,357
Cadogan Square CLO BV
0.710% due 08/12/2022		3,160	4,182
Callidus Debt Partners CLO Fund Ltd.
0.475% due 11/20/2020		$8,828	8,720
0.605% due 11/20/2020		8,000	7,691
0.987% due 01/21/2021		29,217	29,224
Capital Trust Re CDO Ltd.
5.160% due 06/25/2035		85	85
Carrington Mortgage Loan Trust
0.374% due 01/25/2037		17,797	10,413
0.404% due 10/25/2036		13,306	7,510
0.474% due 10/25/2035		14	13
0.574% due 02/25/2037		1,688	1,016
CBRE Realty Finance CDO Ltd.
0.490% due 04/07/2052		2,186	2,105
CDC Mortgage Capital Trust
1.069% due 11/25/2034		224	215
Celf Loan Partners PLC
0.559% due 11/01/2023	EUR	12,467	16,903
Centex Home Equity Loan Trust
0.774% due 09/25/2034		$1,395	1,236
5.210% due 11/25/2028		893	895
Chase Funding Trust
0.654% due 05/25/2032		23	22
0.754% due 07/25/2033		17	16
CHEC Loan Trust
0.794% due 06/25/2034		581	499
CIT Group Home Equity Loan Trust
1.129% due 12/25/2031		459	434
CIT Mortgage Loan Trust
1.404% due 10/25/2037		970	969
1.604% due 10/25/2037		1,380	1,260
Citigroup Mortgage Loan Trust, Inc.
0.214% due 07/25/2045		3,521	2,738

48	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.254% due 12/25/2036	$7,958	$3,946
0.314% due 09/25/2036	11,990	6,231
0.324% due 03/25/2036	1,279	1,096
0.334% due 01/25/2037	22,635	11,954
0.334% due 03/25/2037	1,669	1,584
0.354% due 11/25/2045	1,320	1,278
0.394% due 10/25/2036	28,400	26,575
0.564% due 10/25/2035	19,526	16,612
0.614% due 09/25/2035	9,834	9,585
0.634% due 09/25/2035 ^	12,600	11,057
1.354% due 09/25/2033	1,385	1,249
4.964% due 08/25/2035	198	202
5.249% due 08/25/2035	403	391
COA Summit CLO Ltd.
1.586% due 04/20/2023	101,300	100,966
Commercial Industrial Finance Corp.
0.496% due 03/01/2021	2,035	2,014
0.497% due 05/10/2021	3,764	3,703
Concord Real Estate CDO Ltd.
0.434% due 12/25/2046	6,056	6,056
Conseco Finance Securitizations Corp.
2.202% due 12/01/2033	24,500	23,468
6.030% due 03/01/2033	9,362	9,615
6.910% due 05/01/2033	43,154	48,348
7.360% due 08/01/2032	11,464	12,549
7.424% due 03/01/2033	9,000	10,200
7.490% due 07/01/2031	59,841	66,733
7.770% due 09/01/2031	18,135	20,225
7.954% due 12/01/2033	5,000	5,694
7.960% due 05/01/2031	27,727	22,517
7.970% due 05/01/2032	6,055	4,277
8.060% due 05/01/2031	8,291	5,871
8.200% due 05/01/2031	39,860	33,764
8.310% due 05/01/2032	35,539	25,996
8.850% due 12/01/2030	2,054	1,481
Conseco Financial Corp.
6.040% due 11/01/2029	1	1
6.440% due 12/01/2030	16,797	16,591
6.660% due 06/01/2030	6,955	7,485
6.680% due 12/01/2030	1,772	1,778
6.740% due 02/01/2031	1,585	1,597
6.760% due 03/01/2030	4,685	5,096
6.870% due 01/15/2029	273	288
7.240% due 11/15/2028	18,604	20,117
7.410% due 05/01/2031	997	875
7.550% due 01/15/2029	2,610	2,758
7.860% due 03/01/2030	21,070	18,992
Coronado CDO Ltd.
0.756% due 09/04/2038	22,296	21,248
Countrywide Asset-Backed Certificates
0.214% due 05/25/2037	1,781	1,780
0.274% due 06/25/2047	7,005	6,874
0.284% due 03/25/2037	930	940
0.294% due 07/25/2037	103,300	77,323

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.294% due 08/25/2037	$29,000	$22,533
0.304% due 01/25/2037	7,650	6,816
0.304% due 02/25/2037	10,678	9,554
0.304% due 05/25/2037	32,184	26,979
0.304% due 04/25/2046	30,627	27,933
0.304% due 03/25/2047	21,328	17,860
0.304% due 06/25/2047	27,806	20,829
0.314% due 03/25/2037	18,278	15,896
0.314% due 09/25/2046	24,282	19,526
0.324% due 05/25/2037	10,168	8,602
0.324% due 06/25/2047	9,094	7,766
0.324% due 09/25/2047	22,081	21,667
0.334% due 07/25/2036	11,915	11,643
0.334% due 09/25/2036	3,275	3,179
0.344% due 06/25/2036	1,068	1,038
0.344% due 07/25/2036	5,952	5,813
0.344% due 06/25/2047	45,397	35,009
0.374% due 09/25/2037	18,468	12,223
0.374% due 06/25/2047	12,500	3,551
0.374% due 09/25/2047	37,452	27,934
0.384% due 05/25/2037	5,000	1,826
0.384% due 07/25/2037	5,000	1,829
0.394% due 04/25/2036	28,185	19,322
0.394% due 06/25/2037	13,500	11,020
0.404% due 03/25/2036 ^	26,895	21,344
0.404% due 04/25/2036	248	243
0.454% due 07/25/2036	2,000	1,608
0.474% due 10/25/2036	5,922	4,609
0.484% due 07/25/2036	2,904	2,155
0.494% due 12/25/2036 ^	29,297	16,953
0.504% due 03/25/2036 ^	5,740	4,580
0.504% due 05/25/2046	5,070	4,798
0.539% due 11/25/2035	5,722	5,392
0.544% due 11/25/2034	1,145	1,116
0.604% due 11/25/2034	1,041	1,034
0.604% due 03/25/2047 ^	15,939	10,243
0.614% due 11/25/2035	2,000	1,912
0.614% due 01/25/2036	12,500	11,984
0.674% due 01/25/2036	23,050	18,928
0.754% due 08/25/2035	4,301	4,092
0.854% due 12/25/2033	2,857	2,653
0.864% due 08/25/2035	5,000	3,772
0.904% due 05/25/2034	3,584	3,317
0.954% due 10/25/2035	18,495	11,626
1.004% due 04/25/2035	5,000	4,380
1.009% due 08/25/2034	32,300	30,413
1.014% due 05/25/2033	290	270
1.154% due 08/25/2047	3,922	3,334
1.204% due 07/25/2033	2,209	2,094
1.204% due 11/25/2034	21,245	19,859
4.679% due 04/25/2036	883	891
4.693% due 10/25/2035	2,226	2,222
4.778% due 02/25/2036	30,797	31,047
5.001% due 02/25/2036	1,341	1,144
5.038% due 09/25/2046	2,904	2,861
5.050% due 02/25/2036	2,185	2,101

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	49

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.095% due 02/25/2036		$5,503	$4,451
5.348% due 07/25/2036		3,163	3,109
5.357% due 10/25/2046		12,448	10,923
5.834% due 07/25/2034		3,087	4,435
5.989% due 10/25/2046		188	160
Countrywide Home Equity Loan Trust
0.385% due 02/15/2036		10,161	8,297
Credit Suisse First Boston Mortgage Securities Corp.
2.504% due 08/25/2032		511	315
Credit-Based Asset Servicing and Securitization LLC
0.214% due 11/25/2036		121	66
0.224% due 01/25/2037 ^		40	17
0.274% due 07/25/2037		12,053	7,656
0.374% due 07/25/2037		8,076	5,204
0.384% due 11/25/2036		6,200	3,469
0.404% due 07/25/2036		12,000	7,498
0.494% due 07/25/2037		11,796	7,731
0.874% due 01/25/2035		15,575	14,035
1.174% due 11/25/2033		1,467	1,401
4.297% due 01/25/2037 ^		320	153
4.357% due 07/25/2035		1,973	2,004
5.746% due 12/25/2037		321	322
6.240% due 10/25/2036		2,515	2,573
6.280% due 05/25/2035		4,808	4,843
Crest Ltd.
7.100% due 05/27/2036		4,064	4,166
Denali Capital CLO Ltd.
0.927% due 04/21/2020		1,100	1,064
Denver Arena Trust
6.940% due 11/15/2019		209	215
Doral CLO Ltd.
1.684% due 12/19/2022		165,000	164,850
Dryden Leveraged Loan CDO
0.664% due 01/25/2022	EUR	827	1,123
ECP CLO Ltd.
1.083% due 03/17/2022		$21,800	21,482
Educational Funding Co. LLC
0.489% due 10/25/2029		2,666	2,275
EMC Mortgage Loan Trust
0.624% due 04/25/2042		2,507	2,232
0.704% due 03/25/2031		4,354	4,173
0.704% due 08/25/2040		899	810
0.704% due 11/25/2041		101	100
0.894% due 05/25/2040		135	123
Encore Credit Receivables Trust
0.844% due 07/25/2035		14,160	11,900
Equity One Mortgage Pass-Through Trust
5.495% due 12/25/2033		856	833
FBR Securitization Trust
0.614% due 11/25/2035		10,000	8,309
0.914% due 09/25/2035		1,089	1,078
Fieldstone Mortgage Investment Trust
0.344% due 05/25/2036		2,970	1,750

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Finance America Mortgage Loan Trust
1.099% due 11/25/2034	$701	$613
1.204% due 09/25/2033	368	348
First Franklin Mortgage Loan Asset-Backed Certificates
0.979% due 05/25/2034	5,955	5,474
1.864% due 05/25/2034	711	573
First Franklin Mortgage Loan Trust
0.304% due 12/25/2036	25,000	15,689
0.314% due 12/25/2037	44,834	26,868
0.344% due 01/25/2036	92	92
0.344% due 03/25/2036	2,934	2,758
0.374% due 01/25/2038	655	403
0.414% due 11/25/2036	3,726	3,630
0.514% due 11/25/2035	3,300	2,021
0.534% due 09/25/2035	2,146	2,134
0.594% due 05/25/2036	2,000	1,784
0.624% due 07/25/2035	14,336	13,225
0.644% due 09/25/2035	2,175	1,978
0.889% due 12/25/2034	10,985	10,346
1.024% due 09/25/2034	11,222	9,760
First NLC Trust
0.224% due 08/25/2037	788	411
Four Corners CLO Ltd.
0.487% due 07/22/2020	2,108	2,082
Fremont Home Loan Trust
0.284% due 11/25/2036	17,282	8,217
0.314% due 08/25/2036	16,117	6,504
0.324% due 02/25/2037	18,900	10,110
0.374% due 01/25/2037	40,110	20,662
0.404% due 05/25/2036	6,497	3,343
0.424% due 04/25/2036	22,370	12,909
0.979% due 01/25/2034	3,787	3,466
Galaxy CLO Ltd.
0.479% due 04/25/2019	2,524	2,511
GCO Education Loan Funding Trust
0.355% due 08/25/2028	17,000	16,842
GE-WMC Mortgage Securities Trust
0.194% due 08/25/2036	6	3
Gem Ligos Ltd.
0.660% due 03/23/2021	48,223	47,307
Goldman Sachs Asset Management CLO PLC
0.458% due 08/01/2022	17,182	16,893
Gramercy Real Estate CDO Ltd.
0.539% due 07/25/2041	7,167	6,737
0.559% due 07/25/2035	4,011	3,951
0.629% due 07/25/2035	14,000	13,279
Green Tree Servicing LLC
8.970% due 04/25/2038	13,736	14,856
Greenpoint Manufactured Housing
2.157% due 11/22/2031	28,575	27,975
3.465% due 11/17/2031	24,000	24,410
3.556% due 10/14/2031	33,143	34,989

50	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.656% due 06/08/2031		$25,333	$25,398
8.300% due 10/15/2026		6,500	7,067
Grosvenor Place CLO BV
0.550% due 07/20/2021	EUR	1,803	2,483
0.730% due 07/20/2021		5,000	6,766
0.861% due 03/28/2023	GBP	8,404	13,770
1.100% due 07/20/2021	EUR	5,000	6,647
GSAA Home Equity Trust
0.224% due 03/25/2036		$49	30
0.334% due 03/25/2036		46,945	29,112
0.374% due 05/25/2047		6,102	4,085
0.394% due 06/25/2036		6,939	4,154
0.424% due 10/25/2035		7,064	6,709
0.426% due 06/25/2035		626	589
0.524% due 06/25/2035		983	934
0.524% due 10/25/2035		44,000	37,908
5.344% due 09/25/2035		490	426
6.000% due 11/25/2037		1,336	1,079
GSAMP Trust
0.224% due 12/25/2036		482	247
0.234% due 11/25/2036		833	460
0.244% due 01/25/2037		4,198	2,275
0.284% due 01/25/2037		71	69
0.294% due 11/25/2036		7,933	4,412
0.304% due 08/25/2036		18,642	12,412
0.304% due 10/25/2036 ^		1,874	247
0.334% due 11/25/2035		304	57
0.394% due 12/25/2035		25,505	22,506
0.394% due 06/25/2036		7,311	4,227
0.494% due 01/25/2035		608	607
0.584% due 11/25/2035		15,304	12,937
0.644% due 07/25/2045		5,500	5,191
0.674% due 07/25/2045		16,866	13,236
1.304% due 12/25/2034		21,258	15,697
1.354% due 10/25/2034		1,889	1,777
GSRPM Mortgage Loan Trust
0.454% due 03/25/2035		1,973	1,925
0.454% due 09/25/2036		4,625	4,379
Guggenheim Structured Real Estate Funding Ltd.
0.704% due 09/25/2046		3,521	3,433
Halcyon Loan Investors CLO Ltd.
0.575% due 11/20/2020		6,000	5,791
Halcyon Structured Asset Management Long/Short Ltd.
0.461% due 08/07/2021		20,658	20,543
0.556% due 08/07/2021		35,000	34,175
Harbourmaster CLO BV
0.564% due 06/15/2020	EUR	692	951
Hillmark Funding
0.484% due 05/21/2021		$24,049	23,407
Hipocat FTA
0.452% due 07/15/2036	EUR	290	370
Home Equity Asset Trust
0.339% due 07/25/2037		$25,894	24,259

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.364% due 05/25/2036		$1,906	$1,872
0.854% due 12/25/2033		97	92
0.914% due 11/25/2032		128	115
1.054% due 11/25/2034		1,500	1,409
1.354% due 06/25/2032		4,757	4,476
Home Equity Loan Trust
0.284% due 05/25/2036		1,793	1,575
Home Equity Mortgage Loan Asset-Backed Trust
0.264% due 11/25/2036		1,944	1,893
0.354% due 07/25/2037		25,533	16,194
0.474% due 04/25/2047		14,900	9,485
0.604% due 08/25/2035		6,475	6,368
Home Loan Trust
5.450% due 08/25/2034		3,121	3,240
HSBC Home Equity Loan Trust
0.447% due 01/20/2034		1,382	1,375
HSI Asset Securitization Corp. Trust
0.204% due 10/25/2036		428	221
0.524% due 01/25/2036		9,000	7,968
ICE EM CLO
0.679% due 08/15/2022		30,160	29,557
IMC Home Equity Loan Trust
7.520% due 08/20/2028		89	89
ING Investment Management CLO Ltd.
2.689% due 10/15/2022		3,400	3,427
Irwin Whole Loan Home Equity Trust
0.694% due 07/25/2032		2	2
IXIS Real Estate Capital Trust
0.354% due 03/25/2036		10,006	5,671
1.099% due 02/25/2035		4,036	3,560
JPMorgan Mortgage Acquisition Trust
0.214% due 03/25/2047		824	795
0.254% due 03/25/2047		321	235
0.264% due 08/25/2036		6,761	3,551
0.294% due 10/25/2036		15,170	12,132
0.304% due 05/25/2036		3,436	3,392
0.314% due 05/25/2036		6,445	6,226
0.314% due 01/25/2037		19,762	19,261
0.314% due 05/25/2037		14,175	12,047
0.324% due 04/25/2036		15,591	14,923
0.364% due 03/25/2037		31,814	27,195
0.384% due 07/25/2036		10,000	8,872
0.424% due 03/25/2036		10,500	6,985
0.594% due 09/25/2035		1,029	920
0.624% due 09/25/2035		10,682	7,151
4.852% due 01/25/2037		29	23
5.830% due 07/25/2036 ^		9,470	5,820
6.410% due 07/25/2036 ^		13,502	8,293
Jubilee CDO BV
0.730% due 10/15/2019	EUR	547	753
Kennecott Funding Ltd.
0.742% due 01/13/2018		$10,000	9,976

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	51

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Legg Mason Real Estate CDO Corp.
0.419% due 05/25/2045		$23,884	$23,693
Lehman ABS Manufactured Housing Contract Trust
5.270% due 04/15/2040		1,448	1,522
Lehman XS Trust
0.304% due 04/25/2037 ^		2,941	2,132
5.110% due 07/25/2035		2,320	2,058
Locat Securitisation Vehicle SRL
0.467% due 12/12/2028	EUR	1,263	1,732
Long Beach Mortgage Loan Trust
0.414% due 05/25/2036		$916	416
0.484% due 01/25/2046		257	222
0.534% due 08/25/2045		9,860	8,451
0.584% due 11/25/2035		18,800	16,066
0.684% due 06/25/2034		10,922	10,382
1.009% due 07/25/2034		7,994	7,729
1.279% due 05/25/2032		150	143
1.279% due 07/25/2033		8,104	7,590
3.154% due 11/25/2032		49	43
Madison Avenue Manufactured Housing Contract Trust
3.404% due 03/25/2032		6,000	5,563
Magnetite Ltd.
2.983% due 09/15/2023		18,300	18,368
Marathon Real Estate CDO Ltd.
0.484% due 05/25/2046		91,618	87,954
MASTR Asset-Backed Securities Trust
0.204% due 11/25/2036		11	5
0.204% due 01/25/2037		111	42
0.304% due 08/25/2036		5,217	2,676
0.344% due 01/25/2036		4,546	4,424
0.364% due 11/25/2036		5,953	2,653
0.394% due 06/25/2036		7,787	4,245
0.394% due 08/25/2036		3,934	2,051
0.454% due 01/25/2036		5,288	4,758
0.454% due 05/25/2037		23,486	20,788
0.524% due 06/25/2035		244	242
0.654% due 10/25/2035		22,854	15,244
1.099% due 05/25/2035		4,000	3,395
1.204% due 08/25/2033		168	168
3.079% due 05/25/2033		64	62
4.804% due 05/25/2033		8,272	7,964
MASTR Specialized Loan Trust
0.414% due 02/25/2036		8,237	6,945
0.524% due 01/25/2037		19,165	11,700
Mercator CLO PLC
0.522% due 02/18/2024	EUR	49,031	66,110
0.732% due 10/12/2023		1,000	1,337
Mercury CDO Ltd.
0.575% due 12/08/2040		$98,397	86,688
Merit Securities Corp.
6.690% due 07/28/2033		2,788	2,901

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch First Franklin Mortgage Loan Trust
0.324% due 04/25/2037	$5,783	$3,157
0.394% due 05/25/2037	41,398	25,087
0.404% due 04/25/2037	46,422	25,639
0.474% due 05/25/2037	61,595	37,732
Merrill Lynch Mortgage Investors Trust
0.304% due 11/25/2037	36,862	16,342
0.314% due 04/25/2037	17,555	8,821
0.334% due 03/25/2037	6,500	3,484
0.434% due 01/25/2047	2,852	2,543
0.464% due 12/25/2036	5,700	4,858
0.604% due 02/25/2047	51,720	33,852
0.654% due 06/25/2036	16,597	15,215
MESA Trust
3.379% due 11/25/2031 ^	1,292	878
Mid-State Trust
3.500% due 12/15/2045	13,053	13,501
4.864% due 07/15/2038	1,317	1,415
6.005% due 08/15/2037	3,859	4,071
8.330% due 04/01/2030	3,837	3,944
Morgan Stanley ABS Capital, Inc. Trust
0.284% due 01/25/2037	7,658	4,405
0.294% due 10/25/2036	11,544	6,800
0.294% due 11/25/2036	4,915	3,057
0.294% due 05/25/2037	756	470
0.304% due 09/25/2036	12,543	6,900
0.304% due 10/25/2036	20,161	10,951
0.304% due 12/25/2036	1,812	949
0.314% due 09/25/2036	41,000	23,141
0.334% due 02/25/2037	34,677	16,435
0.334% due 03/25/2037	44,088	23,233
0.354% due 02/25/2037	2,988	1,678
0.374% due 11/25/2036	7,373	4,627
0.384% due 09/25/2036	2,573	1,468
0.384% due 10/25/2036	15,000	8,239
0.384% due 02/25/2037	22,826	10,898
0.404% due 08/25/2036	14,650	7,901
0.404% due 03/25/2037	25,930	13,793
0.404% due 05/25/2037	35,289	22,242
0.414% due 05/25/2037	18,640	11,748
0.464% due 12/25/2035	11,227	9,249
0.564% due 11/25/2035	22,000	18,425
0.614% due 06/25/2034	1,446	1,437
0.774% due 07/25/2035	7,500	5,794
0.894% due 01/25/2034	78	76
0.954% due 07/25/2037	2,765	2,593
0.964% due 04/25/2034	3,929	3,682
1.054% due 05/25/2034	10,761	10,167
1.144% due 06/25/2035	4,200	3,457
1.174% due 10/25/2033	4,108	3,841
1.174% due 11/25/2034	232	213
1.214% due 09/25/2034	323	302
1.234% due 03/25/2033	77	74
1.354% due 06/25/2033	2,983	2,896
1.404% due 07/25/2037	13,310	7,866

52	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Capital Trust
0.334% due 01/25/2036	$1,481	$1,465
Morgan Stanley Dean Witter Capital, Inc. Trust
1.504% due 02/25/2033	1,700	1,616
1.729% due 11/25/2032	4,438	4,245
Morgan Stanley Home Equity Loan Trust
0.254% due 04/25/2037	7,502	4,408
0.324% due 04/25/2037	12,137	7,196
0.484% due 12/25/2035	283	267
0.504% due 04/25/2037	20,493	12,431
Morgan Stanley IXIS Real Estate Capital Trust
0.224% due 11/25/2036	16,127	7,594
0.264% due 11/25/2036	18,542	8,776
0.374% due 11/25/2036	19,383	9,293
Morgan Stanley Mortgage Loan Trust
0.384% due 02/25/2037	775	450
5.622% due 01/25/2047	973	947
5.750% due 04/25/2037 ^	682	532
5.754% due 01/25/2047	16,460	13,215
5.965% due 09/25/2046	7,871	5,528
6.000% due 07/25/2047 ^	913	825
Mountain View Funding CLO Ltd.
0.499% due 04/15/2019	1,753	1,742
MSIM Peconic Bay Ltd.
0.517% due 07/20/2019	839	840
N-Star Real Estate CDO Ltd.
0.504% due 07/27/2040	2,710	2,639
National Collegiate Student Loan Trust
0.284% due 11/27/2028	14,898	14,473
0.294% due 12/27/2027	2,673	2,617
Nationstar Home Equity Loan Trust
0.284% due 06/25/2037	527	493
0.324% due 09/25/2036	146	143
0.384% due 03/25/2037	766	604
0.404% due 06/25/2037	340	237
NCT Funding Ltd.
0.405% due 04/25/2040	28,941	27,422
New Century Home Equity Loan Trust
0.334% due 05/25/2036	1,180	771
0.664% due 07/25/2035	836	700
0.894% due 08/25/2034	181	171
Newcastle CDO Ltd.
0.414% due 05/25/2052	5,434	5,380
0.574% due 12/24/2039	18,173	17,718
Newcastle Investment Trust
6.000% due 07/10/2035	14,428	14,597
6.800% due 12/10/2033	14,113	14,725
NovaStar Mortgage Funding Trust
0.304% due 06/25/2036	3,524	1,995
Oakwood Mortgage Investors, Inc.
5.190% due 06/15/2032	5,884	5,895
5.410% due 11/15/2032	7,697	7,729
6.340% due 04/15/2029	798	813

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.945% due 03/15/2022		$3,942	$3,111
8.150% due 09/15/2029		6,356	5,089
Octagon Investment Partners Ltd.
0.495% due 08/25/2021		10,000	9,797
0.533% due 11/28/2018		947	941
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.404% due 12/25/2035		3,185	3,144
Option One Mortgage Loan Trust
0.294% due 01/25/2037		14,320	8,326
0.294% due 02/25/2037		2,203	1,259
0.334% due 07/25/2037		9,244	5,164
1.054% due 01/25/2034		4,252	3,987
Option One Mortgage Loan Trust Asset-Backed Certificates
0.614% due 11/25/2035		15,000	10,119
1.009% due 10/25/2032		5,332	5,072
1.054% due 07/25/2032		1,922	1,780
Origen Manufactured Housing Contract Trust
7.200% due 01/15/2037		3,834	4,062
7.650% due 03/15/2032		7,631	8,133
Ownit Mortgage Loan Trust
0.754% due 10/25/2036		5,449	3,746
3.493% due 12/25/2036		13,158	5,981
Pacifica CDO Corp.
0.499% due 01/26/2020		6,900	6,873
Pangaea ABS SPV
0.575% due 12/28/2096	EUR	24,303	29,965
Park Place Securities, Inc.
0.604% due 09/25/2035		$200	191
0.634% due 05/25/2035		11,774	9,235
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.624% due 09/25/2035		23,085	20,158
0.654% due 07/25/2035		6,275	5,968
0.674% due 01/25/2036		3,189	3,177
0.874% due 03/25/2035		4,500	3,915
1.099% due 02/25/2035		3,095	3,103
1.174% due 12/25/2034		1,833	1,834
Penta CLO S.A.
0.551% due 06/04/2024	EUR	14,912	20,179
People’s Choice Home Loan Securities Trust
0.874% due 05/25/2035 ^		$6,000	4,934
People’s Financial Realty Mortgage Securities Trust
0.294% due 09/25/2036		20,816	8,266
Popular ABS Mortgage Pass-Through Trust
0.434% due 07/25/2035		1,425	1,224
0.814% due 08/25/2035		4,326	4,022
4.536% due 01/25/2036		174	160
5.092% due 04/25/2035		129	109
Primus CLO Ltd.
0.471% due 07/15/2021		10,039	9,774

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	53

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Putnam Structured Product Funding Ltd.
0.605% due 10/15/2038	$42,835	$40,693
Quest Trust
2.404% due 05/25/2033	384	381
RAAC Series
0.344% due 09/25/2045	355	350
0.444% due 05/25/2046	17,059	15,263
0.504% due 02/25/2046	760	671
0.504% due 11/25/2046	1,070	924
0.534% due 10/25/2046	5,458	4,689
0.654% due 02/25/2037	5,000	3,400
1.354% due 09/25/2047	4,992	4,840
1.654% due 09/25/2047	9,087	6,752
Race Point CLO Ltd.
1.533% due 12/15/2022	15,300	15,315
Renaissance Home Equity Loan Trust
0.654% due 12/25/2033	141	139
1.034% due 08/25/2033	1,909	1,804
Residential Asset Mortgage Products Trust
0.324% due 07/25/2036	17,351	16,451
0.334% due 11/25/2036	19,431	16,955
0.344% due 03/25/2036	11,944	11,390
0.384% due 01/25/2036	6,056	5,692
0.434% due 09/25/2036	5,300	3,901
0.584% due 11/25/2035	12,673	10,531
0.684% due 06/25/2035	5,000	4,392
0.704% due 02/25/2035	5,645	4,968
0.744% due 08/25/2035	13,673	11,974
0.904% due 04/25/2034	10,027	9,164
1.024% due 02/25/2034	5,199	4,964
1.024% due 04/25/2034	12,057	11,363
1.084% due 06/25/2034	5,607	5,059
1.129% due 09/25/2034	6,897	6,508
1.144% due 10/25/2033	7,629	6,918
1.729% due 04/25/2034	4,948	2,893
1.804% due 11/25/2034	3,419	3,244
2.134% due 04/25/2034	4,295	1,504
4.790% due 06/25/2033	37	38
4.828% due 12/25/2033	209	211
5.340% due 08/25/2033	937	943
5.800% due 10/25/2033	247	244
Residential Asset Securities Corp. Trust
0.314% due 06/25/2036	4,420	4,165
0.314% due 07/25/2036	16,979	14,241
0.324% due 11/25/2036	15,395	12,431
0.334% due 04/25/2036	3,876	3,585
0.394% due 10/25/2036	8,000	5,539
0.414% due 07/25/2036	2,200	1,658
0.474% due 01/25/2036	5,087	4,864
0.494% due 04/25/2037	23,500	15,776
0.524% due 03/25/2036	20,029	17,303
0.534% due 02/25/2036	6,246	5,341
0.564% due 11/25/2035	11,690	10,699
0.614% due 01/25/2036	10,500	8,176

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.654% due 07/25/2032 ^		$149	$129
0.744% due 08/25/2035		7,500	5,698
0.744% due 09/25/2035		5,250	4,568
0.754% due 04/25/2035		4,724	4,278
0.804% due 06/25/2035		4,241	3,789
0.904% due 04/25/2034		3,796	3,375
0.949% due 01/25/2035		8,309	7,802
0.979% due 02/25/2034		7,508	7,068
0.994% due 12/25/2034		10,927	10,005
5.120% due 12/25/2033		3,819	3,542
6.084% due 06/25/2032 ^		3,785	3,691
6.349% due 03/25/2032		165	163
Rise Ltd.
4.750% due 02/15/2039 (h)		4,700	4,783
RMF Euro CDO PLC
0.775% due 07/18/2023	EUR	3,100	4,035
Salomon Mortgage Loan Trust
1.054% due 11/25/2033		$1,995	1,882
Saturn CLO Ltd.
0.462% due 05/13/2022		18,000	17,628
Saxon Asset Securities Trust
0.654% due 03/25/2032		790	731
1.129% due 12/25/2033		6,858	6,475
Securitized Asset-Backed Receivables LLC Trust
0.214% due 12/25/2036 ^		651	229
0.234% due 11/25/2036 ^		252	107
0.294% due 06/25/2036		6,444	4,277
0.404% due 05/25/2036		3,940	2,246
0.404% due 06/25/2036		13,275	8,951
0.444% due 11/25/2035		11,371	10,355
0.814% due 10/25/2035		73	72
0.829% due 01/25/2035		1,492	1,352
1.114% due 01/25/2036 ^		2,833	2,229
Skellig Rock BV
0.679% due 11/30/2022	EUR	2,500	3,314
SLM Student Loan Trust
0.413% due 03/15/2024		$3,139	3,098
0.423% due 12/15/2023		17,705	17,387
0.470% due 10/25/2039	EUR	10,000	12,518
0.473% due 12/16/2041		$4,000	3,430
0.564% due 12/15/2023	EUR	9,019	12,260
0.574% due 09/15/2021		1,749	2,406
2.805% due 12/16/2019		$4,545	4,640
3.405% due 05/16/2044		35,625	37,960
Sorin Real Estate CDO Ltd.
0.534% due 06/07/2040		76,264	70,925
Soundview Home Loan Trust
0.234% due 06/25/2037		119	70
0.264% due 02/25/2037		272	128
0.284% due 07/25/2037		120	92
0.324% due 11/25/2036		38,455	14,431
0.334% due 05/25/2036		458	426
0.364% due 06/25/2037		14,177	8,327
0.384% due 06/25/2036		10,000	6,255

54	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.414% due 12/25/2035		$2,068	$2,011
0.664% due 08/25/2035		26,000	22,347
0.979% due 06/25/2035		4,100	3,622
1.456% due 11/25/2033		1,299	1,291
Specialty Underwriting & Residential Finance Trust
0.424% due 04/25/2037		5,347	2,868
0.454% due 12/25/2036		130	124
Spirit Master Funding LLC
3.887% due 12/20/2043		40,000	40,495
Springleaf Funding Trust
3.920% due 01/16/2023		36,249	37,225
Streeterville ABS CDO Ltd.
0.588% due 11/03/2040		214,591	161,479
Structured Asset Investment Loan Trust
0.304% due 07/25/2036		16,952	11,508
0.664% due 08/25/2035		2,000	1,306
0.674% due 07/25/2035		12,000	10,150
0.854% due 04/25/2033		893	863
0.889% due 03/25/2035		8,100	7,047
1.129% due 09/25/2034		217	169
Structured Asset Securities Corp.
0.294% due 09/25/2036		11,026	10,582
0.304% due 09/25/2036		4,266	3,374
0.324% due 12/25/2036		4,600	3,620
0.324% due 06/25/2037		10,520	8,080
0.474% due 05/25/2037		12,376	11,253
0.524% due 04/25/2036		9,800	8,240
1.154% due 08/25/2037		26,976	25,266
1.254% due 10/25/2037		80,303	39,033
1.655% due 04/25/2035		1,036	999
7.967% due 05/25/2031		4,288	3,822
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.734% due 01/25/2033		171	158
1.504% due 04/25/2033		573	558
3.450% due 02/25/2032		812	804
5.410% due 06/25/2033		221	223
5.560% due 05/25/2034		939	990
Summit Lake CLO Ltd.
1.016% due 02/24/2018		800	791
Symphony CLO Ltd.
0.989% due 01/15/2024		88,800	87,218
TdA S.A. FDA
0.563% due 09/22/2032	EUR	1,581	2,110
0.563% due 06/22/2045		989	1,286
0.570% due 12/27/2030		919	1,229
0.570% due 09/30/2032		138	187
0.573% due 03/22/2035		1,530	1,994
0.593% due 03/22/2035		1,161	1,520
Triaxx Prime CDO Ltd.
0.412% due 10/02/2039		$52,958	43,558
Truman Capital Mortgage Loan Trust
0.414% due 03/25/2036		246	231
0.904% due 12/25/2032		2,625	2,506

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vanderbilt Acquisition Loan Trust
7.120% due 05/07/2032		$5,000	$5,462
Vanderbilt Mortgage Finance
5.840% due 02/07/2026		1,046	1,069
6.570% due 08/07/2024		557	570
Venture CDO Ltd.
0.467% due 01/20/2022		10,000	9,876
0.517% due 07/22/2021		39,700	38,815
WaMu Asset-Backed Certificates Trust
0.264% due 04/25/2037		74	36
0.324% due 07/25/2047		10,431	5,041
Wasatch Ltd.
0.396% due 11/14/2022		59,061	57,763
0.476% due 11/14/2022		98,436	96,271
Washington Mutual Asset-Backed Certificates Trust
0.214% due 10/25/2036		210	95
0.304% due 05/25/2036		25,651	16,372
0.334% due 10/25/2036		21,147	9,682
0.394% due 08/25/2036		14,973	7,850
Wells Fargo Home Equity Asset-Backed Securities Trust
0.784% due 11/25/2035		2,600	2,180
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
0.784% due 04/25/2034		226	200
Wrightwood Capital Real Estate CDO Ltd.
0.554% due 11/21/2040		49,976	47,102

Total Asset-Backed Securities (Cost $6,546,787)			7,028,136

SOVEREIGN ISSUES 6.9%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		11,527	11,772
4.125% due 09/15/2017	EUR	5,000	7,295
6.500% due 06/10/2019		$600	681
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2045	BRL	54,000	52,153
6.000% due 08/15/2050		1,276,200	1,226,337
10.000% due 01/01/2023		1,707,750	653,251
Indonesia Government International Bond
6.750% due 01/15/2044		$141,000	154,571
Korea Housing Finance Corp.
4.125% due 12/15/2015		11,500	12,156
Russia Government International Bond
7.500% due 03/31/2030		59,253	67,518
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	32,800	49,148
Ukraine Government International Bond
6.250% due 06/17/2016		$800	764
7.500% due 04/17/2023		4,660	4,357

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	55

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.750% due 09/23/2020		$3,680	$3,478
7.800% due 11/28/2022		16,910	15,790
7.950% due 02/23/2021		3,890	3,696
9.250% due 07/24/2017		28,200	27,918
Xunta de Galicia
6.131% due 04/03/2018	EUR	200	320

Total Sovereign Issues (Cost $2,295,942)			2,291,205

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
Citigroup, Inc.		19,546	930

HEALTH CARE 0.0%
NVHL S.A. ‘A’ (e)(h)		8,220	27
NVHL S.A. ‘B’ (e)(h)		8,220	26
NVHL S.A. ‘C’ (e)(h)		8,220	26
NVHL S.A. ‘D’ (e)(h)		8,220	26
NVHL S.A. ‘E’ (e)(h)		8,220	26
NVHL S.A. ‘F’ (e)(h)		8,220	26
NVHL S.A. ‘G’ (e)(h)		8,220	26
NVHL S.A. ‘H’ (e)(h)		8,220	26
NVHL S.A. ‘I’ (e)(h)		8,220	26
NVHL S.A. ‘J’ (e)(h)		8,220	26

			261

Total Common Stocks (Cost $1,111)			1,191

WARRANTS 0.0%

INDUSTRIALS 0.0%
Alion Science and Technology Corp. - Exp. 03/15/2017		6,775	0

Total Warrants (Cost $0)			0

CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% due 12/31/2049 (g)		1,200	1,408

INDUSTRIALS 0.0%
United Technologies Corp.
7.500% due 08/01/2015		70,000	4,660

Total Convertible Preferred Securities (Cost $4,627)			6,068

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Ally Financial, Inc.
8.500% due 05/15/2016 (g)	40,000	$1,094
GMAC Capital Trust
8.125% due 02/15/2040	30,000	819
SLM Corp. CPI Linked Bond
3.552% due 01/16/2018	51,000	1,245

		3,158

INDUSTRIALS 0.0%
CoBank ACB
6.250% due 10/01/2022 (g)	60,000	6,101

UTILITIES 0.0%
Entergy Arkansas, Inc.
4.750% due 06/01/2063	11,150	229
Entergy Louisiana LLC
4.700% due 06/01/2063	33,350	679

		908

Total Preferred Securities (Cost $9,194)		10,167

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (i) 0.3%
		85,022

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.0%
0.096% due 04/17/2014 - 03/05/2015 (f)(j)(l)(n)	$11,386	11,378

Total Short-Term Instruments (Cost $96,396)		96,400

Total Investments in Securities (Cost $30,547,349)		32,120,429

56	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.8%

SHORT-TERM INSTRUMENTS 1.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.8%
PIMCO Short-Term Floating NAV Portfolio	57,529,624	$575,584
PIMCO Short-Term Floating NAV Portfolio III	2,576,854	25,745

Total Short-Term Instruments (Cost $601,327)		601,329

Total Investments in Affiliates (Cost $601,327)		601,329

Total Investments 99.0% (Cost $31,148,676)		$32,721,758

Financial Derivative Instruments (k)(m) (1.3%) (Cost or Premiums, net $(598,056))		(419,642)

Other Assets and Liabilities, Net 2.3%		749,932

Net Assets 100.0%		$33,052,048

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind bond security.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Perpetual maturity, date shown represents next contractual call date.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘A’	03/09/2012	$26	$27	0.00%
NVHL S.A. ‘B’	03/09/2012	26	26	0.00%
NVHL S.A. ‘C’	03/09/2012	27	26	0.00%
NVHL S.A. ‘D’	03/09/2012	27	26	0.00%
NVHL S.A. ‘E’	03/09/2012	27	26	0.00%
NVHL S.A. ‘F’	03/09/2012	27	26	0.00%
NVHL S.A. ‘G’	03/09/2012	27	26	0.00%
NVHL S.A. ‘H’	03/09/2012	27	26	0.00%
NVHL S.A. ‘I’	03/09/2012	27	26	0.00%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	57

Schedule of Investments PIMCO Income Fund (Cont.)

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘J’	03/09/2012	$27	$26	0.00%
Rise Ltd. 4.750% due 02/15/2039	02/11/2014	4,735	4,783	0.01%
SLM Corp. 5.000% due 12/15/2015	03/06/2014	131	132	0.00%

		$5,134	$5,176	0.01%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.010%	03/31/2014	04/01/2014	$	67,400	U.S. Treasury Notes 1.500% due 06/30/2016	$(68,755)	$67,400	$67,400
BOS	0.080%	03/31/2014	04/01/2014		10,200	U.S. Treasury Bonds 4.500% due 08/15/2039	(10,449)	10,200	10,200
MEI	0.550%	03/31/2014	12/31/2014	EUR	1,765	Petrobras Global Finance BV 3.250% due 04/01/2019	(2,406)	2,431	2,431
SSB	0.000%	03/31/2014	04/01/2014	$	4,991	Fannie Mae 2.260% due 10/17/2022	(5,093)	4,991	4,991

Total Repurchase Agreements							$(86,703)	$85,022	$85,022

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	(1.250%)	10/18/2013	04/17/2015	$	(1,124)	$(1,119)
BRC	0.550%	01/16/2014	04/16/2014	EUR	(5,823)	(8,031)
CFR	(0.750%)	01/23/2014	01/21/2016		(5,540)	(7,622)
	(0.750%)	03/18/2014	03/14/2016		(11,175)	(15,384)

Total Reverse Repurchase Agreements						$(32,156)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.150%	03/20/2014	04/07/2014	$(2,048)	$(2,049)
FOB	0.160%	03/19/2014	04/09/2014	(32,991)	(33,007)

Total Sale-Buyback Transactions					$(35,056)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $323,592 at a weighted average interest rate of (0.397%).
(3)	Payable for sale-buyback transactions includes $13 of deferred price drop on sale-buyback transactions.

58	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	2.500%	04/01/2029	$ 111,500	$(112,005)	$(111,448)
Fannie Mae	3.000%	04/01/2044	274,000	(263,769)	(264,603)
Fannie Mae	3.500%	04/01/2044	3,000	(3,012)	(3,019)
Fannie Mae	4.000%	04/01/2044	63,000	(65,744)	(65,471)
Fannie Mae	4.000%	05/01/2044	151,000	(156,253)	(156,379)
Fannie Mae	4.500%	04/01/2044	102,000	(108,880)	(108,841)
Fannie Mae	4.500%	05/01/2044	41,000	(43,583)	(43,602)

Total Short Sales				$(753,246)	$(753,363)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(j)	Securities with an aggregate market value of $72,885 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$67,400	$(1,119)	$0	$0	$66,281	$(67,607)	$(1,326)
BOS	10,200	0	0	0	10,200	(10,449)	(249)
BRC	0	(8,031)	0	0	(8,031)	9,010	979
CFR	0	(23,006)	0	0	(23,006)	22,423	(583)
MEI	2,431	0	0	0	2,431	(2,406)	25
SSB	4,991	0	0	0	4,991	(5,093)	(102)

Master Securities Forward Transaction Agreement
BCY	0	0	(2,049)	0	(2,049)	2,798	749
BOA	0	0	0	(122,464)	(122,464)	0	(122,464)
DEU	0	0	0	(62,137)	(62,137)	0	(62,137)
FOB	0	0	(33,007)	(245,113)	(278,120)	36,672	(241,448)
GSC	0	0	0	(30,945)	(30,945)	0	(30,945)
JPS	0	0	0	(30,033)	(30,033)	(250)	(30,283)
MSC	0	0	0	(178,172)	(178,172)	(745)	(178,917)
SAL	0	0	0	(84,499)	(84,499)	0	(84,499)
WFS	0	0	0	0	0	(2,850)	(2,850)

Total Borrowings and Other Financing Transactions	$85,022	$(32,156)	$(35,056)	$(753,363)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	59

Schedule of Investments PIMCO Income Fund (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
5-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	320	$95	$0	$0
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	486	(218)	61	0
British pound currency June Futures	Short	06/2014	436	(161)	0	(74)
Euro currency June Futures	Short	06/2014	800	1,279	0	(240)

Total Futures Contracts				$995	$61	$(314)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
Index/Tranches							Asset	Liability
CDX.HY-20 5-Year Index	(5.000%	)	06/20/2018	$83,200	$(7,437)	$(665)	$0	$(216)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
Index/Tranches						Asset	Liability
CDX.EM-20 5-Year Index	5.000%	12/20/2018	$150,100	$13,303	$1,016	$290	$0
CDX.HY-19 5-Year Index	5.000%	12/20/2017	146,150	13,032	9,079	287	0
CDX.HY-20 5-Year Index	5.000%	06/20/2018	774,900	69,270	30,274	2,015	0
CDX.HY-21 5-Year Index	5.000%	12/20/2018	475,700	38,492	8,786	1,182	0
CDX.HY-22 5-Year Index	5.000%	06/20/2019	504,400	38,365	2,737	1,323	0
CDX.IG-21 5-Year Index	1.000%	12/20/2018	101,600	1,852	514	74	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	71,100	1,114	65	46	(2)

				$175,428	$52,471	$5,217	$(2)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

60	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	2.625%	03/19/2027	CAD	172,700	$(8,892)	$(8,879)	$0	$(479)
Pay	3-Month CAD-Bank Bill	3.000%	03/19/2027		376,200	(5,132)	(23,898)	0	(1,069)
Pay	3-Month CAD-Bank Bill	2.750%	12/17/2027		132,800	(5,743)	(6,883)	0	(375)
Receive	3-Month CAD-Bank Bill	2.800%	12/18/2043		415,500	41,950	33,114	1,922	0
Receive	3-Month USD-LIBOR	1.500%	06/19/2020	$	237,000	8,660	4,512	67	0
Receive	3-Month USD-LIBOR	2.000%	06/19/2023		97,600	5,624	2,398	103	0
Receive	3-Month USD-LIBOR	3.000%	06/18/2024		469,000	(2,824)	(9,207)	636	0
Pay	6-Month AUD-BBR-BBSW	4.500%	06/15/2022	AUD	175,000	4,003	2,737	5	0
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023		3,175,400	(67,322)	(68,531)	596	0
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		397,900	(1,403)	855	78	0

						$(31,079)	$(73,782)	$3,407	$(1,923)

Total Swap Agreements						$136,912	$(21,976)	$8,624	$(2,141)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(l)	Securities with an aggregate market value of $192,765 and cash of $9,690 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$61	$8,624	$8,685	$0	$(314)	$(2,141)	$(2,455)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2014	BRL	484,108	$	213,923	$566	$0
	04/2014	GBP	1,766		2,935	0	(9)
	04/2014	$	32,395	AUD	35,118	173	0
	04/2014		205,304	BRL	484,108	8,053	0
	05/2014	AUD	35,118	$	32,328	0	(173)
	05/2014	BRL	484,108		203,728	0	(7,806)
	05/2014	EUR	2,403		3,305	0	(5)
	05/2014	GBP	1,632		2,714	0	(6)
	05/2014	JPY	3,408,656		33,305	271	0
	05/2014	$	35,939	EUR	26,075	0	(20)
BPS	04/2014		6,187		4,490	0	(1)
	04/2014		1,000,390	GBP	601,738	2,798	0
	05/2014	GBP	601,738	$	1,000,170	0	(2,790)
	05/2014	JPY	59,500		583	7	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	61

Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	04/2014	EUR	65,714	$	91,175	$644	$0
	04/2014	GBP	1,919		3,206	7	0
	04/2014	$	38,642	EUR	27,761	0	(397)
	04/2014		5,474	GBP	3,294	17	0
	05/2014	EUR	1,757	$	2,416	0	(4)
	05/2014	JPY	4,963,974		48,505	398	0
	05/2014	$	11,104	EUR	8,093	45	0
	06/2014	BRL	14,786	$	5,970	0	(441)
CBK	04/2014	AUD	59,805		53,803	0	(1,660)
	04/2014	BRL	821,234		345,654	0	(16,283)
	04/2014	EUR	2,134,435		2,918,873	0	(21,631)
	04/2014	GBP	586,472		976,518	9	(1,228)
	04/2014	HKD	1,032		133	0	0
	04/2014	$	4,398	AUD	4,938	181	0
	04/2014		352,529	BRL	821,234	9,479	(71)
	04/2014		14,208	EUR	10,330	23	0
	04/2014		1,194	GBP	719	5	0
	05/2014	BRL	760,874	$	323,343	0	(9,125)
	05/2014	EUR	23,300		32,103	6	0
	05/2014	GBP	3,159		5,215	0	(50)
	05/2014	JPY	41,142,383		403,384	4,688	(4)
	05/2014	MXN	9,609		721	0	(13)
	06/2014	CAD	13,718		12,358	0	(28)
DUB	04/2014	AUD	40,612		36,999	0	(664)
	04/2014	$	42,990	AUD	48,096	1,614	0
	04/2014		1,476,874	EUR	1,071,707	0	(438)
	05/2014	EUR	1,178,333	$	1,623,863	638	0
	05/2014	JPY	4,057,611		39,600	277	0
FBF	04/2014	BRL	875,836		371,519	0	(14,481)
	04/2014	$	11,116	AUD	12,265	258	0
	04/2014		377,970	BRL	875,836	8,142	(111)
	04/2014		1,500,996	EUR	1,088,507	0	(1,415)
	05/2014	BRL	780,620	$	333,292	0	(7,804)
	05/2014	EUR	1,072,124		1,478,161	1,246	0
	05/2014	JPY	881,109		8,600	61	0
GLM	04/2014	EUR	18,752		25,816	58	(75)
	04/2014	GBP	1,911		3,192	7	0
	05/2014	EUR	11,874		16,354	0	(3)
	05/2014	JPY	3,852,463		37,562	253	(25)
HUS	04/2014	BRL	4,353		1,924	5	0
	04/2014	GBP	15,237		25,360	4	(47)
	04/2014	$	1,857	BRL	4,353	62	0
	04/2014		22,170	EUR	16,106	37	(18)
	05/2014		7,508		5,455	6	0
	07/2014	BRL	148,928	$	61,607	0	(2,473)
JPM	04/2014		2,077,101		867,616	0	(47,810)
	04/2014	$	897,588	BRL	2,077,101	18,479	(641)
	04/2014		2,586	GBP	1,553	3	0
	05/2014	BRL	1,528,334	$	650,035	0	(17,778)
	05/2014	JPY	6,174,086		60,291	457	0
	06/2014	BRL	26,071		10,867	0	(438)
MSC	04/2014		215,881		95,396	252	0
	04/2014	$	92,781	BRL	215,880	2,363	0
	05/2014	BRL	145,540	$	62,449	0	(1,146)
	06/2014		417,977		171,496	0	(9,751)
	07/2014		71,664		29,713	0	(1,122)
RYL	05/2014	CHF	2,551		2,845	0	(41)
SCX	05/2014	JPY	168,200		1,641	11	0
UAG	05/2014		5,184,468		50,600	357	0

Total Forward Foreign Currency Contracts						$61,960	$(168,026)

62	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC Fannie Mae 3.500% due 04/01/2044	$99.551	04/03/2014	$	342,000	$(795)	$(66)
	Put - OTC Fannie Mae 3.500% due 04/01/2044	99.887	04/03/2014		171,000	(414)	(85)
FBF	Put - OTC Fannie Mae 3.500% due 04/01/2044	99.523	04/03/2014		171,000	(394)	(31)
	Put - OTC Fannie Mae 3.500% due 04/01/2044	99.676	04/03/2014		171,000	(441)	(48)
	Put - OTC Fannie Mae 3.500% due 04/01/2044	99.848	04/03/2014		171,000	(421)	(77)
JPM	Put - OTC Fannie Mae 3.500% due 04/01/2044	99.703	04/03/2014		171,000	(454)	(52)
	Put - OTC Fannie Mae 3.500% due 05/01/2044	98.363	05/05/2014		86,000	(272)	(121)

						$(3,191)	$(480)

Total Written Options						$(3,191)	$(480)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	Notional Amount	Premiums
Balance at 03/31/2013	$0	$0
Sales	2,503,000	(6,969)
Closing Buys	0	0
Expirations	(1,220,000)	3,778
Exercised	0	0

Balance at 03/31/2014	$1,283,000	$(3,191)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Centex Corp.	(1.000%	)	06/20/2016	0.130%	$	8,500	$913	$(1,081)	$0	$(168)
BRC	FBG Finance Ltd.	(1.600%	)	06/20/2015	0.103%		2,000	0	(38)	0	(38)
DUB	D.R. Horton, Inc.	(1.000%	)	03/20/2016	0.506%		12,500	779	(905)	0	(126)
	D.R. Horton, Inc.	(1.000%	)	06/20/2016	0.549%		14,000	879	(1,024)	0	(145)
	Embarq Corp.	(1.000%	)	06/20/2016	0.396%		4,500	174	(236)	0	(62)
	Toll Brothers Finance Corp.	(1.000%	)	12/20/2017	1.058%		14,600	1,018	(992)	26	0

								$3,763	$(4,276)	$26	$(539)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	63

Schedule of Investments PIMCO Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Japan Government International Bond	1.000%	03/20/2016	0.199%	$	3,100	$(32)	$82	$50	$0
	MetLife, Inc.	1.000%	09/20/2015	0.185%		31,300	(1,754)	2,144	390	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%		26,600	(1,406)	58	0	(1,348)
BPS	Brazil Government International Bond	1.000%	03/20/2019	1.627%		11,500	(372)	36	0	(336)
	Peru Government International Bond	1.000%	03/20/2019	1.074%		8,600	(41)	14	0	(27)
BRC	China Government International Bond	1.000%	09/20/2018	0.767%		14,500	(70)	222	152	0
	Colombia Government International Bond	1.000%	03/20/2019	1.040%		12,900	(74)	54	0	(20)
	Philippines Government International Bond	1.000%	03/20/2019	0.979%		12,900	0	17	17	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%		19,000	(1,094)	131	0	(963)
CBK	China Government International Bond	1.000%	09/20/2018	0.767%		28,700	(140)	440	300	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		12,900	(564)	176	0	(388)
	Japan Government International Bond	1.000%	03/20/2016	0.199%		700	(5)	16	11	0
	Japan Government International Bond	1.000%	06/20/2016	0.210%		2,600	(1)	48	47	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%		49,313	(2,734)	235	0	(2,499)
	Telecom Italia SpA	1.000%	06/20/2019	2.201%	EUR	8,000	(698)	59	0	(639)
	Ukraine Government International Bond	5.000%	03/20/2019	9.162%	$	7,700	(1,154)	34	0	(1,120)
DUB	Brazil Government International Bond	1.000%	09/20/2018	1.480%		15,400	(653)	341	0	(312)
	China Government International Bond	1.000%	09/20/2018	0.767%		14,500	(63)	215	152	0
FBF	HeidelbergCement Finance BV	5.000%	06/20/2019	1.729%	EUR	5,000	1,085	42	1,127	0
	HeidelbergCement Finance BV	5.000%	03/20/2020	2.035%		3,000	672	14	686	0
GST	Brazil Government International Bond	1.000%	09/20/2018	1.480%	$	30,800	(1,313)	688	0	(625)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		34,500	(1,171)	163	0	(1,008)
	Colombia Government International Bond	1.000%	03/20/2019	1.040%		12,900	(74)	54	0	(20)
	Japan Government International Bond	1.000%	03/20/2016	0.199%		18,700	(194)	498	304	0
	Mexico Government International Bond	1.000%	09/20/2018	0.732%		19,200	(252)	483	231	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		25,800	138	74	212	0
	NRG Energy, Inc.	5.000%	06/20/2017	1.534%		6,200	(434)	1,121	687	0

64	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	NRG Energy, Inc.	5.000%	03/20/2019	2.891%	$	500	$(43)	$91	$48	$0
	Panama Government International Bond	1.000%	03/20/2019	0.915%		8,600	(12)	50	38	0
	Peru Government International Bond	1.000%	03/20/2019	1.074%		12,900	(105)	64	0	(41)
	Philippines Government International Bond	1.000%	03/20/2019	0.979%		12,900	0	17	17	0
	Russia Government International Bond	1.000%	09/20/2018	2.014%		19,000	(779)	(25)	0	(804)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		42,400	(1,409)	(739)	0	(2,148)
	Tokyo Electric Power Co., Inc.	1.000%	03/20/2015	1.471%	JPY	110,000	(13)	8	0	(5)
	Tokyo Electric Power Co., Inc.	1.000%	03/20/2016	1.768%		960,000	(226)	90	0	(136)
	Valeant Pharmaceuticals International	5.000%	06/20/2016	0.680%	$	2,700	(43)	309	266	0
HUS	Brazil Government International Bond	1.000%	09/20/2018	1.480%		11,500	(490)	257	0	(233)
	China Government International Bond	1.000%	09/20/2018	0.767%		7,200	(35)	110	75	0
	Colombia Government International Bond	1.000%	03/20/2019	1.040%		12,900	(62)	42	0	(20)
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		25,800	(1,059)	284	0	(775)
	Japan Government International Bond	1.000%	06/20/2016	0.210%		6,700	(3)	123	120	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		12,900	106	(1)	105	0
	Panama Government International Bond	1.000%	03/20/2019	0.915%		8,600	(8)	46	38	0
	Peru Government International Bond	1.000%	03/20/2019	1.074%		25,800	(174)	91	0	(83)
	Petrobras International Finance Co.	1.000%	09/20/2015	1.074%		800	(26)	25	0	(1)
	Russia Government International Bond	1.000%	09/20/2018	2.014%		34,500	(1,400)	(60)	0	(1,460)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		38,300	(1,615)	(326)	0	(1,941)
JPM	Brazil Government International Bond	1.000%	09/20/2018	1.480%		19,300	(823)	431	0	(392)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		13,500	(602)	207	0	(395)
	China Government International Bond	1.000%	09/20/2018	0.767%		12,200	(53)	181	128	0
	Colombia Government International Bond	1.000%	03/20/2019	1.040%		12,900	(56)	36	0	(20)
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		12,900	(564)	176	0	(388)
	Japan Government International Bond	1.000%	03/20/2016	0.199%		6,300	(76)	179	103	0
	Nokia OYJ	5.000%	06/20/2017	1.096%	EUR	9,000	(1,135)	2,691	1,556	0
	Panama Government International Bond	1.000%	03/20/2019	0.915%	$	8,600	11	26	37	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.074%		1,000	(29)	28	0	(1)
	Philippines Government International Bond	1.000%	03/20/2019	0.979%		12,900	(12)	29	17	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	65

Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Russia Government International Bond	1.000%	09/20/2018	2.014%	$	42,700	$(1,761)	$(46)	$0	$(1,807)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		27,300	(824)	(560)	0	(1,384)
	Ukraine Government International Bond	5.000%	03/20/2019	9.162%		1,900	(297)	21	0	(276)
MYC	Japan Government International Bond	1.000%	03/20/2016	0.199%		7,500	(87)	209	122	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		12,900	103	2	105	0
	Panama Government International Bond	1.000%	03/20/2019	0.915%		12,900	6	50	56	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.074%		400	(13)	12	0	(1)
	Philippines Government International Bond	1.000%	03/20/2019	0.979%		12,900	0	17	17	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%		5,000	(289)	35	0	(254)
RYL	Japan Government International Bond	1.000%	03/20/2016	0.199%		5,200	(61)	145	84	0
UAG	NRG Energy, Inc.	5.000%	03/20/2017	1.402%		100	(8)	19	11	0
	NRG Energy, Inc.	5.000%	06/20/2017	1.534%		600	(60)	126	66	0

							$(26,424)	$11,929	$7,375	$(21,870)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$	11,425	$(2,970)	$518	$0	$(2,452)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037		55,111	(30,931)	14,032	0	(16,899)
	ABX.HE.AAA.7-2 Index	0.760%	01/25/2038		6,470	(3,647)	1,198	0	(2,449)
	CMBX.NA.AAA.3 Index	0.080%	12/13/2049		70,520	(1,883)	960	0	(923)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		64,336	(2,270)	1,622	0	(648)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		104,000	(3,353)	1,161	0	(2,192)
	CMBX.NA.AS.6 Index	1.000%	05/11/2063		8,000	(19)	(77)	0	(96)
BPS	CDX.EM-17 5-Year Index	5.000%	06/20/2017		50,000	3,588	(569)	3,019	0
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046		9,140	(2,376)	415	0	(1,961)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037		17,330	(9,792)	4,477	0	(5,315)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		12,500	(444)	181	0	(263)
	CMBX.NA.AS.6 Index	1.000%	05/11/2063		30,400	(1,000)	638	0	(362)
	PrimeX.ARM.2-AAA Index	4.580%	12/25/2037		9,796	416	(79)	337	0
CBK	ABX.HE.AA.6-1 Index	0.320%	07/25/2045		23,444	(11,429)	6,161	0	(5,268)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037		133,097	(74,909)	34,096	0	(40,813)
	CMBX.NA.AAA.3 Index	0.080%	12/13/2049		49,522	(2,248)	1,599	0	(649)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		96,504	(3,332)	2,361	0	(971)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		50,000	(2,106)	1,053	0	(1,053)
DUB	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037		24,263	(13,648)	6,208	0	(7,440)
	ABX.HE.AAA.7-2 Index	0.760%	01/25/2038		21,594	(12,173)	3,997	0	(8,176)
	CMBX.NA.AAA.3 Index	0.080%	12/13/2049		67,548	(1,799)	915	0	(884)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		267,477	(10,641)	7,951	0	(2,690)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		159,000	(4,321)	970	0	(3,351)
	CMBX.NA.AS.6 Index	1.000%	05/11/2063		10,000	(208)	89	0	(119)
FBF	ABX.HE.AA.6-2 Index	0.170%	05/25/2046		32,209	(28,626)	10,495	0	(18,131)
	ABX.HE.AA.7-1 Index	0.150%	08/25/2037		1,068	(848)	140	0	(708)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037		223,908	(125,866)	57,207	0	(68,659)
	ABX.HE.AAA.7-2 Index	0.760%	01/25/2038		126,166	(71,126)	23,355	0	(47,771)

66	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
	CMBX.NA.AAA.3 Index	0.080%	12/13/2049	$	87,060	$(2,785)	$1,645	$0	$(1,140)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		195,665	(10,558)	8,591	0	(1,967)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		288,500	(9,371)	3,291	0	(6,080)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047		150,000	(5,290)	657	0	(4,633)
	CMBX.NA.AS.6 Index	1.000%	05/11/2063		68,000	(1,528)	718	0	(810)
GST	ABX.HE.A.6-1 Index	0.540%	07/25/2045		13,476	(11,742)	4,177	0	(7,565)
	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046		9,140	(2,376)	415	0	(1,961)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037		51,991	(29,291)	13,349	0	(15,942)
	CMBX.NA.AAA.3 Index	0.080%	12/13/2049		37,637	(1,281)	789	0	(492)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		125,328	(4,502)	3,242	0	(1,260)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		62,500	(1,839)	521	0	(1,318)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047		50,000	(1,556)	4	0	(1,552)
HUS	CDX.EM-17 5-Year Index	5.000%	06/20/2017		25,000	2,450	(941)	1,509	0
JPM	ABX.HE.AA.6-2 Index	0.170%	05/25/2046		1,081	(454)	(154)	0	(608)
	ABX.HE.AA.7-1 Index	0.150%	08/25/2037		291	(178)	(16)	0	(194)
	ABX.HE.AA.7-2 Index	1.920%	01/25/2038		205	(127)	(64)	0	(191)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037		17,330	(9,727)	4,412	0	(5,315)
	CMBX.NA.AAA.3 Index	0.080%	12/13/2049		31,100	(1,484)	1,077	0	(407)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		44,268	(1,731)	1,286	0	(445)
MYC	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037		27,729	(15,563)	7,060	0	(8,503)
	ABX.HE.AAA.7-2 Index	0.760%	01/25/2038		16,175	(9,119)	2,994	0	(6,125)
	CMBX.NA.AAA.3 Index	0.080%	12/13/2049		74,283	(2,929)	1,957	0	(972)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		252,131	(8,925)	6,389	0	(2,536)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		130,000	(3,824)	1,084	0	(2,740)
	CMBX.NA.AS.6 Index	1.000%	05/11/2063		18,700	(682)	460	0	(222)
RYL	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037		32,061	(17,991)	8,160	0	(9,831)
	ABX.HE.AAA.7-2 Index	0.760%	01/25/2038		6,470	(3,647)	1,197	0	(2,450)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		14,756	(387)	239	0	(148)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		25,000	(953)	426	0	(527)
	CMBX.NA.AS.6 Index	1.000%	05/11/2063		20,000	(415)	177	0	(238)
UAG	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		57,500	(2,105)	893	0	(1,212)

						$ (577,871)	$255,109	$4,865	$(327,627)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	67

Schedule of Investments PIMCO Income Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	915,000	$34	$1,492	$1,526	$0
BRC	Pay	6-Month AUD-BBR-BBSW	5.250%	12/15/2021	AUD	97,200	(138)	1,941	1,803	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	2,209,000	(1,588)	2,466	878	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		130,000	14	203	217	0
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		2,193,000	(46)	(7,086)	0	(7,132)
GLM	Pay	6-Month AUD-BBR-BBSW	5.250%	12/15/2021	AUD	145,800	(204)	2,909	2,705	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	625,000	(433)	681	248	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		500,000	114	720	834	0
HUS	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		750,000	(493)	791	298	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		80,000	15	119	134	0
JPM	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		130,000	(76)	128	52	0
MYC	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		460,000	(338)	521	183	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		1,105,000	38	1,805	1,843	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		500,000	(429)	(1,846)	0	(2,275)
UAG	Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	AUD	128,000	(102)	7,482	7,380	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	150,000	10	240	250	0

							$(3,622)	$12,566	$18,351	$(9,407)

TOTAL RETURN SWAPS ON CONVERTIBLE SECURITIES

Counterparty	Pay/ Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	61,329	Not Applicable, Fully Funded	02/11/2015	$9,289	$9,289	$211	$9,500	$0

Total Swap Agreements							$(594,865)	$275,539	$40,117	$(359,443)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(n)	Securities with an aggregate market value of $416,264 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$9,063	$0	$1,966	$11,029	$(8,019)	$(151)	$(27,007)	$(35,177)	$(24,148)	$25,899	$1,751
BPS	2,805	0	3,019	5,824	(2,791)	0	(531)	(3,322)	2,502	(2,560)	(58)
BRC	1,111	0	3,404	4,515	(842)	0	(16,054)	(16,896)	(12,381)	4,267	(8,114)
CBK	14,391	0	358	14,749	(50,093)	0	(53,400)	(103,493)	(88,744)	84,885	(3,859)
DUB	2,529	0	9,678	12,207	(1,102)	0	(23,305)	(24,407)	(12,200)	13,108	908
FBF	9,707	0	1,813	11,520	(23,811)	(156)	(149,899)	(173,866)	(162,346)	164,100	1,754
GLM	318	$0	3,787	4,105	(103)	0	0	(103)	4,002	(4,010)	(8)

68	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

	Financial Derivative Assets					Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter		Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
GST	$0	$0	$1,803	$1,803	`	$0	$0	$(34,877)	$(34,877)	$(33,074)	$24,804	$(8,270)
HUS	114	0	2,279	2,393		(2,538)	0	(4,513)	(7,051)	(4,658)	5,622	964
JPM	18,939	0	1,893	20,832		(66,667)	(173)	(11,823)	(78,663)	(57,831)	61,571	3,740
MSC	2,615	0	0	2,615		(12,019)	0	0	(12,019)	(9,404)	1,085	(8,319)
MYC	0	0	2,326	2,326		0	0	(23,628)	(23,628)	(21,302)	16,479	(4,823)
RYL	0	0	84	84		(41)	0	(13,194)	(13,235)	(13,151)	(550)	(13,701)
SCX	11	0	0	11		0	0	0	0	11	0	11
UAG	357	0	7,707	8,064		0	0	(1,212)	(1,212)	6,852	(6,530)	322

Total Over the Counter	$61,960	$0	$40,117	$102,077		$(168,026)	$(480)	$(359,443)	$(527,949)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$61	$61
Swap Agreements	0	5,217	0	0	3,407	8,624

	$0	$5,217	$0	$0	$3,468	$8,685

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$61,960	$0	$61,960
Swap Agreements	0	21,766	0	0	18,351	40,117

	$0	$21,766	$0	$61,960	$18,351	$102,077

	$0	$26,983	$0	$61,960	$21,819	$110,762

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$314	$0	$314
Swap Agreements	0	218	0	0	1,923	2,141

	$0	$218	$0	$314	$1,923	$2,455

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$168,026	$0	$168,026
Written Options	0	0	0	0	480	480
Swap Agreements	0	350,036	0	0	9,407	359,443

	$0	$350,036	$0	$168,026	$9,887	$527,949

	$0	$350,254	$0	$168,340	$11,810	$530,404

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	69

Schedule of Investments PIMCO Income Fund (Cont.)

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$(13,898)	$(2,171)	$(16,069)
Swap Agreements	0	259,183	0	0	116,178	375,361

	$0	$259,183	$0	$(13,898)	$114,007	$359,292

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(122,032)	$0	$(122,032)
Purchased Options	0	0	0	0	(759)	(759)
Written Options	0	0	0	0	3,778	3,778
Swap Agreements	0	46,776	0	0	(101,909)	(55,133)

	$0	$46,776	$0	$(122,032)	$(98,890)	$(174,146)

	$0	$305,959	$0	$(135,930)	$15,117	$185,146

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$1,118	$(124)	$994
Swap Agreements	0	(41,480)	0	0	(73,732)	(115,212)

	$0	$(41,480)	$0	$1,118	$(73,856)	$(114,218)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(163,918)	$0	$(163,918)
Purchased Options	0	0	0	0	407	407
Written Options	0	0	0	0	2,712	2,712
Swap Agreements	0	145,144	0	0	(27,162)	117,982

	$0	$145,144	$0	$(163,918)	$(24,043)	$(42,817)

	$0	$103,664	$0	$(162,800)	$(97,899)	$(157,035)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,422,021	$193,991	$1,616,012
Corporate Bonds & Notes
Banking & Finance	0	3,493,732	172,884	3,666,616
Industrials	0	1,627,440	126,753	1,754,193
Utilities	0	969,046	6,806	975,852
Convertible Bonds & Notes
Banking & Finance	0	32,812	0	32,812
Industrials	0	570	0	570
Municipal Bonds & Notes
California	0	37,913	0	37,913
New Jersey	0	7,479	0	7,479
New York	0	8,672	0	8,672
Ohio	0	1,666	0	1,666
Tennessee	0	2,492	0	2,492

70	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
U.S. Government Agencies	$0	$2,101,947	$0	$2,101,947
U.S. Treasury Obligations	0	2,230,237	0	2,230,237
Mortgage-Backed Securities	0	10,088,635	162,166	10,250,801
Asset-Backed Securities	0	6,968,056	60,080	7,028,136
Sovereign Issues	0	2,291,205	0	2,291,205
Common Stocks
Financials	930	0	0	930
Health Care	0	0	261	261
Convertible Preferred Securities
Banking & Finance	1,408	0	0	1,408
Industrials	4,660	0	0	4,660
Preferred Securities
Banking & Finance	3,158	0	0	3,158
Industrials	0	6,101	0	6,101
Utilities	908	0	0	908
Short-Term Instruments
Repurchase Agreements	0	85,022	0	85,022
U.S. Treasury Bills	0	11,378	0	11,378
	$11,064	$31,386,424	$722,941	$32,120,429

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$601,329	$0	$0	$601,329

Total Investments	$612,393	$31,386,424	$722,941	$32,721,758

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(753,363)	$0	$(753,363)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	61	8,624	0	8,685
Over the counter	0	92,311	9,766	102,077
	$61	$100,935	$9,766	$110,762

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(314)	(2,141)	0	(2,455)
Over the counter	0	(527,949)	0	(527,949)
	$(314)	$(530,090)	$0	$(530,404)

Totals	$612,140	$30,203,906	$732,707	$31,548,753

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2014. There were assets and liabilities valued at $341,917 transferred from Level 3 to Level 2 during the period ended March 31, 2014. There were no significant assets and liabilities transferred from Level 2 to Level 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	71

Schedule of Investments PIMCO Income Fund (Cont.)

March 31, 2014

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2013	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investm ents Held at 03/31/2014 (2)
Investments in Securities, at Value
Bank Loan Obligations	$194,379	$98,351	$(243,577)	$(6,650)	$(1,688)	$(3,049)	$167,393	$(11,168)	$193,991	$(436)
Corporate Bonds & Notes
Banking & Finance	25,226	167,000	(430)	(64)	0	(1,166)	0	(17,682)	172,884	(1,179)
Industrials	211,463	19,359	(111,124)	(880)	(3,490)	(1,827)	13,252	0	126,753	751
Utilities	811	6,500	(243)	0	0	(262)	0	0	6,806	(262)
Mortgage-Backed Securities	39,396	162,508	(24,265)	2,060	991	(6,674)	345	(12,195)	162,166	(6,208)
Asset-Backed Securities	434,121	41,684	(128,114)	1,433	3,619	7,941	0	(300,604)	60,080	3,691
Common Stocks
Health Care	147	0	0	0	0	114	0	0	261	(7)

	$905,543	$495,402	$(507,753)	$(4,101)	$(568)	$(4,923)	$180,990	$(341,649)	$722,941	$(3,650)

Financial Derivative Instruments - Assets
Over the counter	$579	$9,289	$0	$0	$(759)	$657	$0	$0	$9,766	$251

Totals	$906,122	$504,691	$(507,753)	$(4,101)	$(1,327)	$(4,266)	$180,990	$(341,649)	$732,707	$(3,399)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$193,991	Third Party Vendor	Broker Quote	100.25-110.50
Corporate Bonds & Notes
Banking & Finance	166,067	Benchmark Pricing	Base Price	100.00
	6,817	Third-Party Vendor	Broker Quote	103.75
Industrials	13,251	Other Valuation Techniques (3)	—	—
	113,502	Third-Party Vendor	Broker Quote	100.25-117.00
Utilities	5,867	Benchmark Pricing	Base Price	95.62
	939	Third-Party Vendor	Broker Quote	113.50
Mortgage-Backed Securities	150,340	Benchmark Pricing	Base Price	47.70-102.00
	8,624	Other Valuation Techniques (3)	—	—
	3,202	Third-Party Vendor	Broker Quote	83.00-102.50
Asset-Backed Securities	54,170	Benchmark Pricing	Base Price	63.86-102.63
	5,910	Third-Party Vendor	Broker Quote	83.00
Common Stocks
Health Care	261	Other Valuation Techniques (3)	—	—

Financial Derivative Instruments - Assets
Over the counter	9,766	Indicative Market Quotation	Broker Quote	9.72-102.27

Total	$732,707

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

72	PIMCO INCOME FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2014

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO Income Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately

ANNUAL REPORT	MARCH 31, 2014	73

Notes to Financial Statements (Cont.)

report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about

74	PIMCO INCOME FUND

March 31, 2014

financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective for interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and Note 7, Principal Risks for additional details.

In June 2013, the FASB issued an ASU providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. At this time, management is evaluating the ASU to determine whether it will impact the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring

ANNUAL REPORT	MARCH 31, 2014	75

Notes to Financial Statements (Cont.)

significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

76	PIMCO INCOME FUND

March 31, 2014

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2014	77

Notes to Financial Statements (Cont.)

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide

78	PIMCO INCOME FUND

March 31, 2014

actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the investment advisor may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the investment advisor does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations and Assignments  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires

ANNUAL REPORT	MARCH 31, 2014	79

Notes to Financial Statements (Cont.)

direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2014, the Fund had $73,441,358 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the

80	PIMCO INCOME FUND

March 31, 2014

ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Payment In-Kind Securities  The Fund may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2014 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

ANNUAL REPORT	MARCH 31, 2014	81

Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
$3,467,878	$7,528,133	$(10,420,139)	$(19)	$(269)	$575,584	$2,593	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
$0	$2,209,764	$(2,183,400)	$(622)	$3	$25,745	$1,164	$0

82	PIMCO INCOME FUND

March 31, 2014

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7 , Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the

ANNUAL REPORT	MARCH 31, 2014	83

Notes to Financial Statements (Cont.)

Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to

84	PIMCO INCOME FUND

March 31, 2014

deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Securities  The Fund may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total

ANNUAL REPORT	MARCH 31, 2014	85

Notes to Financial Statements (Cont.)

return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Asset Swap Agreements  Asset swap agreements convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues with fixed coupons. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

86	PIMCO INCOME FUND

March 31, 2014

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on coporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with

ANNUAL REPORT	MARCH 31, 2014	87

Notes to Financial Statements (Cont.)

standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a

88	PIMCO INCOME FUND

March 31, 2014

predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

ANNUAL REPORT	MARCH 31, 2014	89

Notes to Financial Statements (Cont.)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Fund by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

90	PIMCO INCOME FUND

March 31, 2014

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by

ANNUAL REPORT	MARCH 31, 2014	91

Notes to Financial Statements (Cont.)

the Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Supervisory and Administrative Fee
Fund Name	Institutional Class	Class P	Administrative Class	Class D		A, C and R Classes
PIMCO Income Fund	0.20%	0.30%	0.20%	0.29%	(1)	0.35%
(1)	Effective October 1, 2013, the Fund’s Supervisory and Administrative Fee was increased by 0.04% from 0.25% for Class D per annum.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

92	PIMCO INCOME FUND

March 31, 2014

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2014, the Distributor received $18,851,245 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares,

ANNUAL REPORT	MARCH 31, 2014	93

Notes to Financial Statements (Cont.)

which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2014, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Income Fund	$1,010,120	$28,267

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

94	PIMCO INCOME FUND

March 31, 2014

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$75,264,718	$74,427,477	$15,166,633	$4,509,533

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Income Fund (1)
	Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	472,134	$5,856,203	640,095	$7,799,168
Class P	261,638	3,248,050	181,942	2,202,470
Administrative Class	17,810	225,682	2,120	25,935
Class D	275,707	3,422,250	327,934	3,992,709
Class A	245,703	3,047,477	266,523	3,239,656
Class C	148,791	1,848,469	171,350	2,078,890
Class R	4,077	50,458	3,942	47,663

Issued as reinvestment of distributions
Institutional Class	58,266	720,791	47,271	576,828
Class P	9,616	118,956	5,643	69,176
Administrative Class	188	2,330	59	723
Class D	19,771	244,640	14,149	173,368
Class A	18,079	223,583	11,458	140,414
Class C	9,776	120,875	5,792	71,045
Class R	189	2,338	89	1,092

ANNUAL REPORT	MARCH 31, 2014	95

Notes to Financial Statements (Cont.)

	PIMCO Income Fund (1)
	Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount

Cost of shares redeemed
Institutional Class	(358,027)	$(4,417,210)	(97,821)	$(1,204,881)
Class P	(126,526)	(1,557,544)	(27,945)	(339,669)
Administrative Class	(8,801)	(107,962)	(207)	(2,539)
Class D	(230,348)	(2,846,148)	(76,774)	(943,573)
Class A	(210,327)	(2,597,066)	(39,309)	(478,791)
Class C	(73,727)	(907,859)	(14,476)	(176,531)
Class R	(1,920)	(23,792)	(1,565)	(19,039)
Net increase resulting from Fund share transactions	532,069	$6,674,521	1,420,270	$17,254,114
(1)	As of March 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 11% of the Fund, and the shareholder is a related party of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2014, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

96	PIMCO INCOME FUND

March 31, 2014

As of March 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

PIMCO Income Fund
Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Qualified Late-Year Loss Deferral— Capital	Qualified Late-Year Loss Deferral— Ordinary (3)
$50,079	$0	$1,831,010	$(428,927)	$(13,369)	$0	$0
(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)

Specified losses realized during the period November 1, 2013 through March 31, 2014 and Ordinary losses realized during the period January 1, 2014 through March 31, 2014, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2014, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

PIMCO Income Fund
Expiration of Accumulated Capital Losses (amounts in thousands)
03/31/2014	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
$0	$0	$0	$0	$0	$0

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2014, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Income Fund	$13,369	$0

As of March 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
PIMCO Income Fund	$31,153,045	$2,029,126	$(460,413)	$1,568,713
(4)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, sale/buyback transactions, Lehman securities, and unamortized premium on convertible bonds for federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2014	97

Notes to Financial Statements (Cont.)

March 31, 2014

For the fiscal years ended March 31, 2014 and March 31, 2013, respectively, the Funds made the following tax basis distributions (amounts in thousands):

PIMCO Income Fund

March 31, 2014			March 31, 2013
Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
$1,530,805	$20,999	$0	$1,081,285	$32,865	$0

(5)	Includes short-term capital gains, if any, distributed.

98	PIMCO INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Income Fund (one series of PIMCO Funds, hereinafter referred to as the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2014

ANNUAL REPORT	MARCH 31, 2014	99

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	HUS	HSBC Bank USA N.A.
BOA	Bank of America N.A.	JPM	JPMorgan Chase Bank N.A.
BOS	Banc of America Securities LLC	JPS	JPMorgan Securities, Inc.
BPS	BNP Paribas S.A.	MEI	Merrill Lynch International
BRC	Barclays Bank PLC	MSC	Morgan Stanley & Co., Inc.
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services, Inc.
CFR	Credit Suisse Securities (Europe) Ltd.	RYL	Royal Bank of Scotland Group PLC
DEU	Deutsche Bank Securities, Inc.	SAL	Citigroup Global Markets, Inc.
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank
FBF	Credit Suisse International	SSB	State Street Bank and Trust Co.
FOB	Credit Suisse Securities (USA) LLC	TDM	TD Securities (USA) LLC
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
GSC	Goldman Sachs & Co.	WFS	Wells Fargo Securities, LLC
GST	Goldman Sachs International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound
BRL	Brazilian Real	HKD	Hong Kong Dollar
CAD	Canadian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	MXN	Mexican Peso
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation
ALT	Alternate Loan Trust	CMBS	Collateralized Mortgage-Backed Security
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	MBS	Mortgage-Backed Security
BBSW	Bank Bill Swap Reference Rate	RMBS	Residential Mortgage-Backed Security
CDO	Collateralized Debt Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio

100	PIMCO INCOME FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2014) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2013 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2014 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Income Fund	0.00%	0.00%	$1,509,337	$5,631

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

ANNUAL REPORT	MARCH 31, 2014	101

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO.	171	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).
Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	171	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).
Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.
**	Trustees serve until their successors are duly elected and qualified

102	PIMCO INCOME FUND

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.
David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.
William H. Gross (1944) Senior Vice President	04/1987 to Present	Managing Director and Chief Investment Officer, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.
Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.
William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.
Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.
Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.
Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.
Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.
Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.
Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	MARCH 31, 2014	103

Privacy Policy

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

104	PIMCO INCOME FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2014	105

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

Sign up for e-delivery

To get future shareholder reports online and to eliminate mailings, go to: pimco.com/edelivery

pimco.com/investments

PF3012AR_033114

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2014

PIMCO Real Return Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the past twelve months, investors faced periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical issues in the Middle East and Ukraine, and growing concern over China’s economic health.

Beginning in mid-May 2013 conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (“Fed”) that it might begin to slow the pace of its quantitative easing (“QE”) asset purchase program. The shift in tone fueled a broad-based sell-off within fixed income assets throughout most of the summer, reducing market liquidity and pushing yields higher across the risk spectrum.

In September 2013, then-Fed Chairman Ben Bernanke clarified the central bank’s commitment to maintain its asset purchases of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero to 25 basis point range. The Fed also announced its intent to delay any tapering until more convincing indicators of economic growth become apparent, and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore moving higher) and a rally across most equity markets.

By October 2013, investors were once again kept on edge due to the partial shutdown of the U.S. government that began during the first week of October, and the debt ceiling negotiations between the White House and Congress. Investors were relieved by the last-minute deal announced on October 17 to reopen the U.S. government and raise the debt ceiling. Towards the latter part of December 2013, the Fed announced that beginning in January it would gradually exit its bond-buying program. While the markets had had months to prepare for the announcement, equities and prices on other risk assets surged while bond yields drifted higher.

More recently in March 2014, Janet Yellen, making her first official statement since becoming Fed Chair the month before, alluded to the possibility of earlier-than-expected hikes in the Federal Funds Rate. Her comments caused a spike in short-term yields, contributing to bond market volatility and a steepening yield curve.

Overseas, European economies continued to stabilize, but concerns rose in Asia, especially over China’s economic health. In addition to weaker economic data, China experienced its first-ever corporate default, exposing cracks in the country’s vast and overleveraged shadow banking system. Weaker economic data in Japan weighed on Japanese equity markets, while geopolitical concerns in Ukraine over Russia’s annexation of Crimea also caused investor jitters.

Highlights of our twelve-month reporting period include:

■

U.S. Treasuries posted negative returns, as measured by the Barclays U.S. Treasury Index, which declined 1.26%. Concerns over declining global liquidity, economic weakness in China, and uncertainty surrounding Ukraine contributed

2	PIMCO REAL RETURN FUND

to demand for safe-haven assets during the latter part of the period. U.S. Treasuries also gave back some price gains in March 2014 as markets reacted to comments made by Fed Chair Janet Yellen regarding the timing of future Federal Funds Rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.72% at the end of the reporting period, compared with 1.85% on March 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, declined 0.10% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a negative return of 6.49%, as represented by the Barclays U.S. TIPS Index, and underperformed nominal U.S. Treasuries as breakeven inflation levels generally narrowed. Although inflation is expected to move higher as the U.S. economy improves, core inflation still remains exceptionally low by historical standards. Shorter-maturity U.S. TIPS lagged the broader TIPS market late in the reporting period as the positive effects from the commodity rally in the first quarter of 2014 was partially offset by financial markets pricing in a faster-than-expected pace of Fed tapering. Diversified commodities posted negative returns for the overall reporting period, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 2.10%.

■

Agency mortgage-backed securities (“MBS”) posted positive returns for the reporting period and outperformed like-duration U.S. Treasuries. However, the Fed’s tapering of Agency MBS during the first quarter of 2014 and the rise in interest rates during the summer of 2013 negatively impacted lower coupon 30-year MBS, with these securities underperforming like-duration U.S. Treasuries. At the current pace of quantitative easing, the Federal Reserve has outlined plans to conduct $25 billion in net MBS purchases in April versus $40 billion per month in 2013. Non-Agency MBS performance was strong as the sector continued to benefit from improving housing fundamentals and limited outstanding supply.

■

The U.S. investment grade credit market returned 1.02%, as measured by the Barclays U.S. Credit Index. Spreads narrowed to the lowest level since mid-2007, amid improving global growth fundamentals. The high yield sector posted positive returns, benefiting from an idyllic mix of robust inflows and light new supply during the reporting period. Bank loans also posted relatively healthy returns as investor demand for less interest rate sensitive assets remained strong.

■

Tax-exempt municipal bonds returned 0.39%, as represented by the Barclays Municipal Bond Index. Municipal bond market returns were driven by coupon income as municipal yields moved higher with U.S. Treasury rates. Municipal market demand exhibited weakness throughout the last three quarters of 2013, as municipal mutual funds recorded over $63 billion of outflows. This was somewhat mitigated by low supply conditions, as primary new issue supply

ANNUAL REPORT	MARCH 31, 2014	3

Chairman’s Letter (Cont.)

declined year-over-year, driven by a deterioration of refunding volume in the higher interest rate environment. Taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, declined 1.17% over the reporting period.

■

Emerging markets (“EM”) external debt outperformed U.S. Treasuries during the reporting period as carry mitigated moderate spread widening and rising U.S. Treasury yields. EM local debt, however, underperformed U.S. Treasuries due to weaker EM currencies and a rise in yields which weighed on returns for EM local assets.

■

U.S. equities returned 21.86%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 19.07%. The rally in developed market equities was encouraged by increased risk taking among investors in their search for higher-returning assets, and signs of continuing economic growth in the U.S. and Europe. However, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 1.43% as investors generally shunned EM equities in favor of their developed market counterparts.

On the following pages of this PIMCO Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected performance over the twelve-month reporting period ended March 31, 2014.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO REAL RETURN FUND

Important Information About the PIMCO Real Return Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus. The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leveraging risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities entails additional risks, including political and economic risk and the risk of currency fluctuations; these risks may be enhanced in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

ANNUAL REPORT	MARCH 31, 2014	5

Important Information About the PIMCO Real Return Fund (Cont.)

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 5% in the first year to 0% after the fifth year. As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class A, Class B, Class C, Class D and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial

6	PIMCO REAL RETURN FUND

investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same Fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes.

The following table discloses the inception date of the Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Real Return Fund	01/29/97	01/29/97	04/30/08	04/28/00	04/08/98	01/29/97	01/29/97	01/29/97	12/31/02

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2014	7

PIMCO Real Return Fund

Cumulative Returns Through March 31, 2014

Average Annual Total Return for the period ended March 31, 2014
	1 Year	5 Years	10 Years	Fund Inception (01/29/97)
PIMCO Real Return Fund Institutional Class	-7.15%	6.49%	4.94%	6.80%
PIMCO Real Return Fund Class P	-7.25%	6.38%	4.84%	6.71%
PIMCO Real Return Fund Administrative Class	-7.39%	6.22%	4.68%	6.53%
PIMCO Real Return Fund Class D	-7.53%	6.06%	4.50%	6.35%
PIMCO Real Return Fund Class A	-7.53%	6.04%	4.49%	6.34%
PIMCO Real Return Fund Class A (adjusted)	-10.99%	5.40%	4.17%	6.15%
PIMCO Real Return Fund Class B	-8.22%	5.25%	3.95%	6.02%
PIMCO Real Return Fund Class B (adjusted)	-12.78%	4.92%	3.95%	6.02%
PIMCO Real Return Fund Class C	-7.99%	5.51%	3.97%	5.81%
PIMCO Real Return Fund Class C (adjusted)	-8.90%	5.51%	3.97%	5.81%
PIMCO Real Return Fund Class R	-7.76%	5.78%	4.23%	6.06%
Barclays U.S. TIPS Index	-6.49%	4.90%	4.53%	6.09%
Lipper Inflation-Protected Bond Funds Average	-5.81%	4.46%	3.97%	6.02%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/1997.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 5.00% CDSC on Class B one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.48% for Institutional Class shares, 0.58% for Class P shares, 0.73% for Administrative Class shares, 0.88% for Class D shares, 0.88% for Class A shares, 1.63% for Class B shares, 1.38% for Class C shares, and 1.13% for Class R shares.

8	PIMCO REAL RETURN FUND

Institutional Class - PRRIX	Class P - PRLPX	Administrative Class - PARRX	Class D - PRRDX
Class A - PRTNX	Class B - PRRBX	Class C - PRTCX	Class R - PRRRX

Allocation Breakdown‡

U.S. Treasury Obligations	84.9%
Sovereign Issues	7.9%
Mortgage-Backed Securities	2.5%
Corporate Bonds & Notes	2.4%
Short-Term Instruments	0.4%
Other	1.9%

‡	% of Total Investments as of 03/31/14

Portfolio Insights

»

The PIMCO Real Return Fund seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as U.S. TIPS delivered negative returns over the reporting period.

»	Exposure to inflation-linked bonds in Australia detracted from performance as the Australian inflation-linked bond market posted negative returns over the reporting period.
»	Exposure to Italian inflation-linked bonds benefited performance as inflation-linked bonds in Italy posted positive returns over the reporting period.

»	Exposure to intermediate-maturity nominal U.S. interest rates detracted from performance as yields rose in the U.S. over the reporting period.

»	Exposure to nominal interest rates in Brazil detracted from performance as yields in Brazil rose over the reporting period.

»	Exposure to select residential mortgage-backed securities benefited performance as these securities generally posted positive returns during the reporting period.

ANNUAL REPORT	MARCH 31, 2014	9

Expense Example

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held from October 1, 2013 to March 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period *	Beginning Account Value (10/01/13)	Ending Account Value (03/31/14)	Expenses Paid During Period *	Net Annualized Expense Ratio
Institutional Class	$1,000.00	$1,000.70	$2.39	$1,000.00	$1,022.54	$2.42	0.48%
Class P	1,000.00	1,000.20	2.89	1,000.00	1,022.04	2.92	0.58
Administrative Class	1,000.00	999.50	3.64	1,000.00	1,021.29	3.68	0.73
Class D	1,000.00	998.70	4.39	1,000.00	1,020.54	4.43	0.88
Class A	1,000.00	998.70	4.39	1,000.00	1,020.54	4.43	0.88
Class B	1,000.00	995.00	8.11	1,000.00	1,016.80	8.20	1.63
Class C	1,000.00	996.20	6.87	1,000.00	1,018.05	6.94	1.38
Class R	1,000.00	997.50	5.63	1,000.00	1,019.30	5.69	1.13

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	PIMCO REAL RETURN FUND

Benchmark Descriptions

Index	Description

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2014	11

Financial Highlights PIMCO Real Return Fund

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Institutional Class
03/31/2014	$12.25	$0.19	$(1.07)	$(0.88)	$(0.04)	$(0.06)	$(0.09)
03/31/2013	11.95	0.17	0.73	0.90	(0.33)	(0.27)	0.00
03/31/2012	11.49	0.34	0.93	1.27	(0.42)	(0.39)	0.00
03/31/2011	10.87	0.28	0.63	0.91	(0.29)	0.00	0.00
03/31/2010	10.00	0.40	0.93	1.33	(0.46)	0.00	0.00
Class P
03/31/2014	12.25	0.22	(1.11)	(0.89)	(0.04)	(0.06)	(0.08)
03/31/2013	11.95	0.15	0.74	0.89	(0.32)	(0.27)	0.00
03/31/2012	11.49	0.32	0.94	1.26	(0.41)	(0.39)	0.00
03/31/2011	10.87	0.28	0.62	0.90	(0.28)	0.00	0.00
03/31/2010	10.00	0.34	0.98	1.32	(0.45)	0.00	0.00
Administrative Class
03/31/2014	12.25	0.16	(1.07)	(0.91)	(0.03)	(0.06)	(0.07)
03/31/2013	11.95	0.14	0.73	0.87	(0.30)	(0.27)	0.00
03/31/2012	11.49	0.30	0.94	1.24	(0.39)	(0.39)	0.00
03/31/2011	10.87	0.25	0.64	0.89	(0.27)	0.00	0.00
03/31/2010	10.00	0.38	0.93	1.31	(0.44)	0.00	0.00
Class D
03/31/2014	12.25	0.16	(1.08)	(0.92)	(0.03)	(0.06)	(0.06)
03/31/2013	11.95	0.12	0.73	0.85	(0.28)	(0.27)	0.00
03/31/2012	11.49	0.29	0.93	1.22	(0.37)	(0.39)	0.00
03/31/2011	10.87	0.24	0.63	0.87	(0.25)	0.00	0.00
03/31/2010	10.00	0.36	0.93	1.29	(0.42)	0.00	0.00
Class A
03/31/2014	12.25	0.16	(1.08)	(0.92)	(0.03)	(0.06)	(0.06)
03/31/2013	11.95	0.13	0.72	0.85	(0.28)	(0.27)	0.00
03/31/2012	11.49	0.30	0.92	1.22	(0.37)	(0.39)	0.00
03/31/2011	10.87	0.23	0.63	0.86	(0.24)	0.00	0.00
03/31/2010	10.00	0.37	0.91	1.28	(0.41)	0.00	0.00

Please see footnotes on page 14.

12	PIMCO REAL RETURN FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate*

$(0.19)	$11.18	(7.15)%	$7,260,857	0.47%		0.47%		0.45%		0.45%		1.65%	33%
(0.60)	12.25	7.61	10,059,104	0.48		0.48		0.45		0.45		1.37	41
(0.81)	11.95	11.31	8,963,508	0.47		0.47		0.45		0.45		2.88	129
(0.29)	11.49	8.48	7,559,915	0.46		0.46		0.45		0.45		2.51	174
(0.46)	10.87	13.51	7,762,237	0.48		0.48		0.45		0.45		3.79	408

(0.18)	11.18	(7.25)	742,644	0.57		0.57		0.55		0.55		1.88	33
(0.59)	12.25	7.50	1,886,341	0.58		0.58		0.55		0.55		1.25	41
(0.80)	11.95	11.19	1,616,504	0.57		0.57		0.55		0.55		2.68	129
(0.28)	11.49	8.37	1,176,669	0.56		0.56		0.55		0.55		2.45	174
(0.45)	10.87	13.39	670,522	0.56		0.56		0.55		0.55		3.18	408

(0.16)	11.18	(7.39)	1,233,721	0.72		0.72		0.70		0.70		1.44	33
(0.57)	12.25	7.34	1,736,194	0.73		0.73		0.70		0.70		1.10	41
(0.78)	11.95	11.03	1,501,744	0.72		0.72		0.70		0.70		2.54	129
(0.27)	11.49	8.21	1,192,602	0.71		0.71		0.70		0.70		2.24	174
(0.44)	10.87	13.22	1,060,100	0.73		0.73		0.70		0.70		3.57	408

(0.15)	11.18	(7.53)	1,359,797	0.87		0.87		0.85		0.85		1.41	33
(0.55)	12.25	7.18	2,528,152	0.88		0.88		0.85		0.85		0.97	41
(0.76)	11.95	10.86	2,275,872	0.87		0.87		0.85		0.85		2.45	129
(0.25)	11.49	8.04	1,819,723	0.86		0.86		0.85		0.85		2.10	174
(0.42)	10.87	13.05	1,476,692	0.88		0.88		0.85		0.85		3.42	408

(0.15)	11.18	(7.53)	2,738,928	0.87		0.87		0.85		0.85		1.36	33
(0.55)	12.25	7.18	4,896,233	0.88		0.88		0.85		0.85		1.02	41
(0.76)	11.95	10.86	4,813,730	0.87	(b)	0.87	(b)	0.85	(b)	0.85	(b)	2.50	129
(0.24)	11.49	7.99	4,264,937	0.91		0.91		0.90		0.90		2.06	174
(0.41)	10.87	13.00	3,868,404	0.93		0.93		0.90		0.90		3.45	408

Please see footnotes on page 14.

ANNUAL REPORT	MARCH 31, 2014	13

Financial Highlights PIMCO Real Return Fund (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Class B
03/31/2014	$12.25	$0.07	$(1.08)	$(1.01)	$(0.00)^	$(0.06)	$(0.00)^
03/31/2013	11.95	0.09	0.67	0.76	(0.19)	(0.27)	0.00
03/31/2012	11.49	0.29	0.84	1.13	(0.28)	(0.39)	0.00
03/31/2011	10.87	0.15	0.63	0.78	(0.16)	0.00	0.00
03/31/2010	10.00	0.31	0.90	1.21	(0.34)	0.00	0.00
Class C
03/31/2014	12.25	0.10	(1.08)	(0.98)	(0.01)	(0.06)	(0.02)
03/31/2013	11.95	0.07	0.72	0.79	(0.22)	(0.27)	0.00
03/31/2012	11.49	0.24	0.92	1.16	(0.31)	(0.39)	0.00
03/31/2011	10.87	0.18	0.63	0.81	(0.19)	0.00	0.00
03/31/2010	10.00	0.30	0.93	1.23	(0.36)	0.00	0.00
Class R
03/31/2014	12.25	0.12	(1.07)	(0.95)	(0.02)	(0.06)	(0.04)
03/31/2013	11.95	0.09	0.73	0.82	(0.25)	(0.27)	0.00
03/31/2012	11.49	0.25	0.94	1.19	(0.34)	(0.39)	0.00
03/31/2011	10.87	0.20	0.64	0.84	(0.22)	0.00	0.00
03/31/2010	10.00	0.33	0.93	1.26	(0.39)	0.00	0.00

*	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

14	PIMCO REAL RETURN FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate*

$(0.06)	$11.18	(8.22)%	$10,501	1.62%		1.62%		1.60%		1.60%		0.60%	33%
(0.46)	12.25	6.38	18,826	1.63		1.63		1.60		1.60		0.72	41
(0.67)	11.95	10.02	47,583	1.62	(b)	1.62	(b)	1.60	(b)	1.60	(b)	2.42	129
(0.16)	11.49	7.19	135,904	1.66		1.66		1.65		1.65		1.29	174
(0.34)	10.87	12.16	316,880	1.68		1.68		1.65		1.65		2.89	408

(0.09)	11.18	(7.99)	1,457,436	1.37		1.37		1.35		1.35		0.92	33
(0.49)	12.25	6.65	2,931,665	1.38		1.38		1.35		1.35		0.53	41
(0.70)	11.95	10.31	2,945,357	1.37	(b)	1.37	(b)	1.35	(b)	1.35	(b)	2.00	129
(0.19)	11.49	7.46	2,625,825	1.41		1.41		1.40		1.40		1.55	174
(0.36)	10.87	12.44	2,387,310	1.43		1.43		1.40		1.40		2.84	408

(0.12)	11.18	(7.76)	398,575	1.12		1.12		1.10		1.10		1.01	33
(0.52)	12.25	6.92	536,634	1.13		1.13		1.10		1.10		0.70	41
(0.73)	11.95	10.58	452,520	1.12	(b)	1.12	(b)	1.10	(b)	1.10	(b)	2.10	129
(0.22)	11.49	7.72	327,677	1.16		1.16		1.15		1.15		1.80	174
(0.39)	10.87	12.72	255,267	1.18		1.18		1.15		1.15		3.09	408

ANNUAL REPORT	MARCH 31, 2014	15

Statement of Assets and Liabilities PIMCO Real Return Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$18,122,440
Investments in Affiliates	66,330
Financial Derivative Instruments
Exchange-traded or centrally cleared	6,477
Over the counter	69,033
Cash	11
Deposits with counterparty	44,107
Foreign currency, at value	10,139
Receivable for investments sold	73,514
Receivable for Fund shares sold	16,019
Interest and dividends receivable	81,362
Dividends receivable from Affiliates	14
18,489,446
Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,994,556
Payable for sale-buyback transactions	1,102,282
Financial Derivative Instruments
Exchange-traded or centrally cleared	896
Over the counter	112,051
Payable for investments purchased	1,665
Payable for investments in Affiliates purchased	14
Deposits from counterparty	17,313
Payable for Fund shares redeemed	48,614
Dividends payable	1,028
Accrued investment advisory fees	3,049
Accrued supervisory and administrative fees	3,221
Accrued distribution fees	1,197
Accrued servicing fees	931
Other liabilities	170
3,286,987
Net Assets	$15,202,459
Net Assets Consist of:
Paid in capital	$15,469,126
(Overdistributed) net investment income	(12,567)
Accumulated undistributed net realized (loss)	(234,692)
Net unrealized (depreciation)	(19,408)
$15,202,459
Cost of Investments in Securities	$18,115,652
Cost of Investments in Affiliates	$66,324
Cost of Foreign Currency Held	$10,140
Cost or Premiums of Financial Derivative Instruments, net	$(11,471)

* Includes repurchase agreements of:	$2,285

16	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2014

Net Assets:
Institutional Class	$7,260,857
Class P	742,644
Administrative Class	1,233,721
Class D	1,359,797
Class A	2,738,928
Class B	10,501
Class C	1,457,436
Class R	398,575
Shares Issued and Outstanding:
Institutional Class	649,600
Class P	66,442
Administrative Class	110,376
Class D	121,656
Class A	245,042
Class B	939
Class C	130,393
Class R	35,659
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$11.18
Class P	11.18
Administrative Class	11.18
Class D	11.18
Class A	11.18
Class B	11.18
Class C	11.18
Class R	11.18

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2014	17

Statement of Operations PIMCO Real Return Fund

(Amounts in thousands)	Year Ended March 31, 2014

Investment Income:
Interest, net of foreign taxes*	$411,274
Dividends	1,369
Dividends from Investments in Affiliates	194
Total Income	412,837

Expenses:
Investment advisory fees	46,955
Supervisory and administrative fees	50,571
Distribution and/or servicing fees - Administrative Class	3,471
Distribution and/or servicing fees - Class D	4,478
Distribution fees - Class B	103
Distribution fees - Class C	10,210
Distribution fees - Class R	1,101
Servicing fees - Class A	8,999
Servicing fees - Class B	34
Servicing fees - Class C	5,105
Servicing fees - Class R	1,101
Trustee fees	41
Interest expense	4,304
Total Expenses	136,473

Net Investment Income	276,364

Net Realized Gain (Loss):
Investments in securities	(149,829)
Investments in Affiliates	31
Exchange-traded or centrally cleared financial derivative instruments	(41,520)
Over the counter financial derivative instruments	47,027
Foreign currency	(18,583)
Net Realized (Loss)	(162,874)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,850,400)
Investments in Affiliates	(14)
Exchange-traded or centrally cleared financial derivative instruments	7,311
Over the counter financial derivative instruments	(54,284)
Foreign currency assets and liabilities	(1,836)
Net Change in Unrealized (Depreciation)	(1,899,223)
Net (Loss)	(2,062,097)

Net (Decrease) in Net Assets Resulting from Operations	$(1,785,733)

* Foreign tax withholdings	$8

18	PIMCO REAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Real Return Fund

(Amounts in thousands)	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$276,364	$274,052
Net realized gain (loss)	(162,874)	539,026
Net change in unrealized appreciation (depreciation)	(1,899,223)	857,816
Net increase (decrease) resulting from operations	(1,785,733)	1,670,894

Distributions to Shareholders:
From net investment income
Institutional Class	(32,780)	(266,393)
Class P	(4,240)	(49,673)
Administrative Class	(4,273)	(41,355)
Class D	(4,591)	(58,569)
Class A	(9,270)	(115,756)
Class B	(0)^	(428)
Class C	(1,764)	(54,894)
Class R	(753)	(10,575)
From net realized capital gains
Institutional Class	(43,291)	(224,262)
Class P	(4,556)	(44,361)
Administrative Class	(7,127)	(39,341)
Class D	(8,439)	(58,337)
Class A	(17,380)	(111,419)
Class B	(66)	(443)
Class C	(9,436)	(67,378)
Class R	(2,249)	(11,757)
Tax basis return of capital
Institutional Class	(62,947)	0
Class P	(8,105)	0
Administrative Class	(8,206)	0
Class D	(8,811)	0
Class A	(17,728)	0
Class B	(0)^	0
Class C	(3,362)	0
Class R	(1,446)	0

Total Distributions	(260,820)	(1,154,941)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(7,344,137)	1,460,378

Net increase (decrease) in Net Assets	(9,390,690)	1,976,331

Net Assets:
Beginning of year	24,593,149	22,616,818
End of year*	$15,202,459	$24,593,149

* Including (overdistributed) net investment income of:	$(12,567)	$(185,057)

**	See Note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

ANNUAL REPORT	MARCH 31, 2014	19

Statement of Cash Flows PIMCO Real Return Fund

Year Ended March 31, 2014 (Amounts in thousands)	PIMCO Real Return Fund
Cash flows provided by operating activities:
Net (decrease) in net assets resulting from operations	$(1,785,733)

Adjustments to reconcile net (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(7,296,183)
Proceeds from sales of long-term securities	15,303,793
Purchases of short-term portfolio investments, net	(224,008)
(Increase) in deposits with counterparty	(44,107)
Decrease in receivable for investments sold	356,099
Decrease in interest and dividends receivable	26,609
(Increase) in exchange-traded or centrally cleared derivatives	(42,655)
Decrease in over the counter derivatives	34,768
Decrease in other assets	4
(Decrease) in payable for investments purchased	(5,687)
(Decrease) in deposits from counterparty	(6,218)
(Decrease) in accrued investment advisory fees	(2,193)
(Decrease) in accrued supervisory and administrative fees	(2,531)
(Decrease) in accrued distribution fee	(1,089)
(Decrease) in accrued servicing fee	(856)
Payments on currency transactions	(20,419)
(Decrease) in other liabilities	(1)
Net Realized (Gain) Loss
Investments in securities	149,829
Investments in Affiliates	(31)
Exchange-traded or centrally cleared financial derivative instruments	41,520
Over the counter financial derivative instruments	(47,027)
Foreign currency	18,583
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	1,850,400
Investments in Affiliates	14
Exchange-traded or centrally cleared financial derivative instruments	(7,311)
Over the counter financial derivative instruments	54,284
Foreign currency assets and liabilities	1,836
Net amortization (accretion) on investments	230,975
Net cash provided by operating activities	8,582,665

Cash flows (used for) financing activities:
Proceeds from shares sold	4,012,649
Payments on shares redeemed	(11,574,276)
Cash dividend paid*	(27,189)
Proceeds from reverse repurchase agreements	12,260,801
Payments on reverse repurchase agreements	(13,665,235)
Proceeds from sale-buyback transactions	13,221,647
Payments on sale-buyback transactions	(12,809,104)
Proceeds from deposits from counterparty	6,452
Payments on deposits from counterparty	(7,948)
Net cash (used for) financing activities	(8,582,203)

Net Increase in Cash and Foreign Currency	462

Cash and Foreign Currency:
Beginning of year	9,688
End of year	$10,150
* Reinvestment of dividends	$234,588

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$5,053

20	PIMCO REAL RETURN FUND	See Accompanying Notes

Schedule of Investments PIMCO Real Return Fund

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.2%

BANK LOAN OBLIGATIONS 0.1%
AES Corp.
3.750% due 06/01/2018		$4,164	$4,186
HCA, Inc.
2.653% due 05/01/2016		5,100	5,105

Total Bank Loan Obligations (Cost $9,235)			9,291

CORPORATE BONDS & NOTES 2.9%

BANKING & FINANCE 2.0%
Abbey National Treasury Services PLC
1.819% due 04/25/2014		37,000	37,038
Allstate Life Global Funding Trusts CPI Linked Bond
2.253% due 11/25/2016		2,500	2,527
Ally Financial, Inc.
0.000% due 06/15/2015		2,000	1,942
2.436% due 12/01/2014		2,000	2,013
2.500% due 03/15/2017 (d)		32,100	32,051
3.635% due 06/20/2014		1,000	1,009
Banco Bradesco S.A.
2.336% due 05/16/2014		10,000	10,004
Banco do Brasil S.A.
4.500% due 01/22/2015		16,150	16,675
Banco Santander Brasil S.A.
4.250% due 01/14/2016		10,000	10,412
Bank of America Corp.
0.752% due 07/22/2014	EUR	100	138
Credit Agricole Home Loan SFH
0.987% due 07/21/2014		$40,600	40,681
Eksportfinans ASA
0.890% due 06/16/2015	JPY	100,000	939
2.000% due 09/15/2015		$9,100	9,054
2.375% due 05/25/2016		3,600	3,573
2.875% due 11/16/2016	CHF	400	454
5.500% due 05/25/2016		$1,000	1,058
5.500% due 06/26/2017		4,750	5,059
Export-Import Bank of India
2.383% due 03/30/2016		1,100	1,105
Export-Import Bank of Korea
4.000% due 01/29/2021		2,700	2,853
4.125% due 09/09/2015		3,100	3,251
5.125% due 06/29/2020		3,300	3,708
International Lease Finance Corp.
6.500% due 09/01/2014		5,500	5,637
6.750% due 09/01/2016		1,300	1,453
7.125% due 09/01/2018		21,600	25,218
Intesa Sanpaolo SpA
3.125% due 01/15/2016		22,400	22,945
3.625% due 08/12/2015		5,000	5,132
Korea Development Bank
4.375% due 08/10/2015		600	630

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^	$4,500	$1,080
Qatari Diar Finance Co.
5.000% due 07/21/2020	500	558
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017	700	725
5.499% due 07/07/2015	1,000	1,040
SLM Corp. CPI Linked Bond
1.690% due 11/01/2016	2,975	2,921
3.122% due 04/01/2014	160	160
3.352% due 03/15/2015	60	60
Societe Generale S.A.
1.292% due 04/11/2014	45,000	45,009

		298,112

INDUSTRIALS 0.6%
Anglo American Capital PLC
9.375% due 04/08/2014	1,945	1,947
CSN Islands Corp.
6.875% due 09/21/2019	600	630
D.R. Horton, Inc.
5.625% due 09/15/2014	2,700	2,757
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	500	435
Jones Group, Inc.
5.125% due 11/15/2014	10,000	10,237
Lennar Corp.
5.500% due 09/01/2014	1,500	1,530
Macy’s Retail Holdings, Inc.
7.875% due 07/15/2015	6,109	6,636
Masco Corp.
5.850% due 03/15/2017	4,300	4,752
New York Times Co.
5.000% due 03/15/2015	8,500	8,766
Noble Group Ltd.
4.875% due 08/05/2015	6,800	7,062
Pearson Dollar Finance PLC
6.250% due 05/06/2018	19,200	21,887
RPM International, Inc.
6.500% due 02/15/2018	8,550	9,735
Tate & Lyle International Finance PLC
6.625% due 06/15/2016	3,500	3,908
Trane U.S., Inc.
5.500% due 04/01/2015	6,000	6,263
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	3,161	3,675
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018	700	774

		90,994

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	21

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.3%
Electricite de France
0.694% due 01/20/2017		$27,200	$27,304
1.150% due 01/20/2017		7,400	7,394
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016		2,500	2,675
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		4,590	4,785
Qtel International Finance Ltd.
4.750% due 02/16/2021		200	215
5.000% due 10/19/2025		1,000	1,048
Tokyo Electric Power Co., Inc.
1.500% due 05/30/2014	JPY	34,000	329
1.850% due 07/28/2014		34,000	329

			44,079

Total Corporate Bonds & Notes (Cost $420,922)			433,185

U.S. GOVERNMENT AGENCIES 0.2%
Fannie Mae
0.214% due 07/25/2037		$1,345	1,293
0.254% due 01/25/2021		5	6
0.276% due 04/25/2035		27	27
0.284% due 03/25/2036		491	464
0.504% due 07/25/2037 - 05/25/2042		507	507
0.594% due 05/25/2036		463	464
0.599% due 02/25/2037		2,116	2,118
1.329% due 10/01/2044		985	1,018
1.332% due 06/01/2043 - 09/01/2044		878	898
1.477% due 04/01/2032		37	38
1.525% due 02/01/2032		6	6
1.660% due 04/01/2027		77	81
1.840% due 11/01/2033		38	39
1.892% due 10/01/2033		4	4
1.964% due 02/01/2034		37	39
2.000% due 04/01/2033		448	479
2.271% due 09/01/2034		42	45
2.300% due 05/25/2035		50	52
2.366% due 05/01/2035		366	391
2.507% due 05/01/2036		53	56
2.985% due 04/01/2035		144	153
4.397% due 12/01/2036		159	169
4.532% due 09/01/2034		109	116
6.500% due 06/25/2028		61	69
Federal Housing Administration
7.430% due 12/01/2020		44	43
Freddie Mac
0.194% due 12/25/2036		1,049	1,044
0.414% due 08/25/2031		340	333
0.425% due 01/15/2037		26	26
0.434% due 09/25/2031		848	792

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.332% due 02/25/2045	$1,457	$1,475
1.532% due 07/25/2044	304	308
2.090% due 07/01/2036	203	216
2.137% due 09/01/2036	210	222
2.241% due 10/01/2036	118	126
2.343% due 01/01/2034	366	390
2.565% due 06/01/2033	315	337
2.666% due 01/01/2034	432	462
4.500% due 07/15/2020	1,900	2,019
6.500% due 01/25/2028	29	32
7.000% due 10/15/2030	69	79
Ginnie Mae
0.555% due 06/16/2031 - 03/16/2032	61	61
1.625% due 07/20/2035 - 12/20/2035	1,005	1,049
3.500% due 12/01/2044	1,000	1,020
NCUA Guaranteed Notes
2.650% due 10/29/2020	4,521	4,643
Small Business Administration
5.902% due 02/10/2018	1,865	2,027

Total U.S. Government Agencies (Cost $24,489)		25,236

U.S. TREASURY OBLIGATIONS 101.6%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (f)(j)	583,948	600,166
0.125% due 04/15/2017 (j)	53,315	54,863
0.125% due 04/15/2018 (f)(j)	122,576	125,497
0.125% due 01/15/2022	648,169	635,560
0.125% due 07/15/2022 (f)	1,784,095	1,748,761
0.125% due 01/15/2023 (f)	268,210	259,703
0.375% due 07/15/2023	439,490	434,975
0.500% due 04/15/2015 (f)	225,248	229,982
0.625% due 07/15/2021	1,002,577	1,033,242
0.625% due 01/15/2024	73,275	73,572
0.625% due 02/15/2043	112,624	94,481
1.125% due 01/15/2021	262,037	278,353
1.250% due 07/15/2020	1,280,825	1,381,490
1.375% due 01/15/2020	352,407	381,233
1.375% due 02/15/2044 (f)(j)	214,285	219,090
1.625% due 01/15/2015 (f)(h)(j)	477,344	489,986
1.750% due 01/15/2028	292,342	324,179
1.875% due 07/15/2015 (h)(j)	213,672	224,172
1.875% due 07/15/2019 (f)	345,148	384,543
2.000% due 01/15/2016 (f)	840,964	892,966
2.000% due 01/15/2026	644,577	734,868
2.125% due 01/15/2019	93,140	104,113
2.125% due 02/15/2040	24,392	29,251
2.375% due 01/15/2025	400,443	472,053
2.375% due 01/15/2027	386,396	459,116
2.500% due 07/15/2016 (f)	537,285	586,523
2.500% due 01/15/2029	105,102	127,732
2.625% due 07/15/2017 (f)(j)	258,492	289,652
3.375% due 04/15/2032	58,531	80,968

22	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 04/15/2028		$980,638	$1,334,548
3.875% due 04/15/2029		964,092	1,362,156

Total U.S. Treasury Obligations (Cost $15,526,279)			15,447,794

MORTGAGE-BACKED SECURITIES 2.9%
Adjustable Rate Mortgage Trust
2.733% due 08/25/2035		2,269	2,131
4.906% due 10/25/2035		2,474	2,253
American General Mortgage Loan Trust
5.150% due 03/25/2058		1,452	1,469
American Home Mortgage Assets Trust
0.344% due 05/25/2046		901	664
0.364% due 10/25/2046		12,742	8,298
American Home Mortgage Investment Trust
1.830% due 09/25/2045		1,885	1,773
Arran Residential Mortgages Funding PLC
1.737% due 11/19/2047	EUR	11,287	15,764
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051		$530	578
5.598% due 06/10/2049		10,000	11,031
5.611% due 04/10/2049		374	379
5.731% due 05/10/2045		12,525	13,567
5.825% due 02/10/2051		7,945	8,848
Banc of America Funding Corp.
2.807% due 01/20/2047 ^		567	443
5.753% due 10/25/2036 ^		518	414
5.837% due 01/25/2037 ^		419	342
5.888% due 04/25/2037 ^		324	275
Banc of America Mortgage Securities, Inc.
2.807% due 12/25/2034		1,634	1,653
Banc of America Mortgage Trust
2.736% due 07/25/2035		2,081	1,944
Banc of America Re-REMIC Trust
5.668% due 02/17/2051		6,784	7,269
BCAP LLC Trust
0.324% due 01/25/2037 ^		2,946	2,210
5.190% due 03/26/2037		3,468	3,271
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035		2,956	3,012
2.430% due 02/25/2036 ^		680	486
2.533% due 03/25/2035		2,443	2,481
2.654% due 10/25/2035		2,650	2,620
2.737% due 01/25/2034		520	529
2.744% due 11/25/2030		147	151
2.761% due 02/25/2034		2,136	2,101
2.781% due 01/25/2034		1,552	1,562
2.976% due 05/25/2047 ^		2,907	2,447
3.087% due 11/25/2034		341	341
Bear Stearns Alt-A Trust
2.486% due 08/25/2036 ^		659	283
2.545% due 08/25/2036 ^		658	486

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.671% due 11/25/2036	$2,021	$1,510
2.674% due 05/25/2035	128	130
2.676% due 09/25/2035	185	164
Bear Stearns Commercial Mortgage Securities Trust
5.664% due 06/11/2040	481	482
Chase Mortgage Finance Trust
2.646% due 02/25/2037	247	245
2.681% due 02/25/2037	186	192
4.948% due 12/25/2035	3,231	3,163
Chaseflex Trust
0.654% due 06/25/2035	524	398
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.334% due 07/25/2036	884	769
Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035	900	905
2.200% due 09/25/2035	3,222	3,223
2.290% due 09/25/2035	3,175	3,152
2.500% due 10/25/2035	908	887
2.510% due 10/25/2035	481	477
2.540% due 05/25/2035	900	885
2.658% due 07/25/2046 ^	2,478	2,004
2.674% due 03/25/2034	365	365
2.895% due 09/25/2037 ^	863	722
5.249% due 08/25/2035	1,523	1,511
CitiMortgage Alternative Loan Trust
5.500% due 07/25/2036 ^	2,527	2,582
Commercial Mortgage Trust
3.156% due 07/10/2046	13,207	13,545
Countrywide Alternative Loan Trust
0.324% due 01/25/2037 ^	725	600
0.337% due 02/20/2047	163	118
0.352% due 12/20/2046	9,879	7,227
0.367% due 07/20/2046 ^	9,432	5,737
0.477% due 11/20/2035	1,292	1,098
0.854% due 10/25/2035	342	274
1.039% due 12/25/2035	2,542	1,976
2.668% due 02/25/2037 ^	7,742	6,833
5.500% due 10/25/2033	1,335	1,412
6.000% due 10/25/2032	2	2
6.000% due 01/25/2037 ^	4,513	3,843
6.000% due 02/25/2037 ^	156	123
6.500% due 08/25/2032	1,355	1,370
Countrywide Home Loan Mortgage Pass-Through Trust
0.444% due 04/25/2035	953	826
2.498% due 11/25/2034	31	29
2.518% due 04/20/2035	330	337
2.521% due 04/20/2036 ^	516	418
2.543% due 01/20/2035	363	362
2.566% due 03/25/2037 ^	522	365
2.665% due 02/25/2047 ^	598	487
4.820% due 11/20/2034	670	633
4.902% due 04/25/2035 ^	1,399	1,259
5.026% due 01/20/2035	267	266
5.067% due 02/20/2036 ^	324	289

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	23

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 11/25/2035 ^		$456	$438
5.500% due 04/25/2038		1,416	1,432
Countrywide Home Loan Reperforming Trust
0.494% due 06/25/2035		4,222	3,814
Credit Suisse Commercial Mortgage Trust
5.383% due 02/15/2040		1,404	1,516
5.467% due 09/15/2039		372	403
Credit Suisse First Boston Mortgage Securities Corp.
2.312% due 07/25/2033		36	37
2.326% due 04/25/2034		253	262
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		305	199
CSMC Mortgage-Backed Trust
5.579% due 04/25/2037 ^		626	376
Deco UK PLC
0.680% due 01/27/2020	GBP	1,144	1,872
Deutsche ALT-A Securities, Inc.
5.028% due 10/25/2035		$457	401
Deutsche Mortgage Securities, Inc.
5.229% due 06/26/2035		2,267	2,277
First Horizon Alternative Mortgage Securities
2.197% due 09/25/2034		696	680
2.207% due 06/25/2034		1,207	1,186
6.250% due 08/25/2037 ^		524	457
First Horizon Mortgage Pass-Through Trust
2.613% due 08/25/2035		2,231	2,121
Granite Mortgages PLC
0.637% due 01/20/2044		264	263
Greenpoint Mortgage Funding Trust
0.374% due 06/25/2045		82	73
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		700	768
GSR Mortgage Loan Trust
2.617% due 11/25/2035		2,321	2,271
2.650% due 09/25/2035		871	887
2.666% due 04/25/2035		192	186
2.744% due 05/25/2035		1,884	1,746
5.005% due 11/25/2035 ^		2,560	2,401
5.021% due 11/25/2035		217	216
HarborView Mortgage Loan Trust
0.348% due 07/21/2036		1,353	1,101
0.376% due 05/19/2035		15	14
0.396% due 03/19/2036		1,486	1,089
0.406% due 01/19/2036		3,009	2,078
0.466% due 11/19/2035		1,902	1,643
0.497% due 06/20/2035		488	463
2.468% due 04/19/2034		345	349
2.551% due 01/19/2035		1,555	1,572
HomeBanc Mortgage Trust
0.424% due 10/25/2035		3,694	3,298
2.444% due 04/25/2037 ^		1,521	888

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Impac CMB Trust
1.054% due 10/25/2033		$416	$415
Indus Eclipse PLC
0.690% due 01/25/2020	GBP	36	59
IndyMac Mortgage Loan Trust
0.354% due 06/25/2047		$3,778	2,931
0.454% due 11/25/2035 ^		361	219
0.454% due 06/25/2037 ^		552	271
2.518% due 12/25/2034		238	223
2.531% due 10/25/2034		1,118	1,098
2.559% due 01/25/2036		458	379
2.695% due 11/25/2035 ^		126	113
4.532% due 06/25/2036		690	663
4.608% due 09/25/2035 ^		177	10
4.631% due 08/25/2035		439	369
4.631% due 08/25/2035 ^		350	294
4.800% due 10/25/2035		362	316
4.884% due 11/25/2035		1,177	1,142
5.150% due 08/25/2036		1,070	1,055
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		13,300	14,538
5.794% due 02/12/2051		1,210	1,354
JPMorgan Mortgage Trust
2.440% due 06/25/2036		94	86
2.486% due 10/25/2035		316	270
2.517% due 08/25/2035		1,277	1,286
2.755% due 07/25/2035		430	429
2.776% due 07/25/2035		252	257
2.785% due 08/25/2035		65	65
3.115% due 04/25/2035		142	145
5.054% due 06/25/2035		134	136
5.081% due 11/25/2035		870	840
5.219% due 07/25/2035		1,909	1,969
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		5,610	6,164
5.866% due 09/15/2045		10,947	12,385
Luminent Mortgage Trust
0.334% due 12/25/2036		1,850	1,358
MASTR Adjustable Rate Mortgages Trust
0.364% due 04/25/2046		3,237	2,451
2.190% due 12/25/2033		2,724	2,719
2.649% due 11/21/2034		1,381	1,416
2.832% due 12/25/2033		116	117
MASTR Alternative Loan Trust
0.554% due 03/25/2036		1,237	351
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.595% due 12/15/2030		395	375
0.635% due 06/15/2030		219	215
0.855% due 11/15/2031		251	252
0.895% due 09/15/2030		114	113
1.015% due 08/15/2032		554	519
2.609% due 10/20/2029		137	139

24	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036		$936	$856
0.404% due 11/25/2035		2,129	2,051
0.873% due 03/25/2030		130	129
1.032% due 11/25/2029		83	81
1.154% due 10/25/2035		1,853	1,761
1.596% due 10/25/2035		3,805	3,740
2.146% due 12/25/2034		1,356	1,411
2.219% due 02/25/2033		2,216	2,144
2.379% due 02/25/2034		2,968	3,007
2.380% due 10/25/2035		1,070	1,090
2.479% due 02/25/2035		1,173	1,153
5.062% due 09/25/2035		510	492
5.374% due 05/25/2036		1,659	1,666
5.417% due 12/25/2035		378	359
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		4,437	4,963
Morgan Stanley Capital Trust
5.908% due 06/11/2049		2,915	3,254
Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047		440	346
Morgan Stanley Re-REMIC Trust
5.819% due 08/15/2045		4,378	4,860
New York Mortgage Trust
2.676% due 05/25/2036		678	612
Nomura Asset Acceptance Corp.
5.203% due 02/25/2036 ^		263	221
5.820% due 03/25/2047		710	727
6.138% due 03/25/2047		658	673
Opera Germany PLC
0.520% due 10/20/2014	EUR	1,850	2,523
Provident Funding Mortgage Loan Trust
2.497% due 08/25/2033		$1,530	1,556
2.513% due 04/25/2034		67	68
RBSSP Resecuritization Trust
2.324% due 12/26/2036		1,793	1,808
Residential Accredit Loans, Inc. Trust
0.334% due 06/25/2046		4,362	1,961
0.434% due 12/25/2045		2,303	1,666
0.454% due 08/25/2035		182	144
1.491% due 09/25/2045		251	207
3.506% due 09/25/2035 ^		642	504
Residential Asset Securitization Trust
0.554% due 01/25/2046 ^		118	65
5.000% due 08/25/2019		263	271
5.500% due 06/25/2033		434	460
6.250% due 10/25/2036 ^		1,773	1,601
Salomon Brothers Mortgage Securities, Inc.
6.500% due 09/25/2033		1,210	1,218
Sequoia Mortgage Trust
0.357% due 07/20/2036		3,466	3,207
0.856% due 10/19/2026		89	88
0.879% due 05/20/2034		1,666	1,596

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.917% due 10/20/2027		$116	$111
0.957% due 10/20/2027		218	214
1.057% due 12/20/2032		215	214
Silenus European Loan Conduit Ltd.
0.438% due 05/15/2019	EUR	794	1,072
Structured Adjustable Rate Mortgage Loan Trust
0.474% due 10/25/2035		$1,499	1,316
1.526% due 01/25/2035		42	35
1.832% due 10/25/2037 ^		481	307
2.445% due 02/25/2034		799	814
2.477% due 04/25/2034		29	29
2.494% due 09/25/2035		1,928	1,751
2.508% due 08/25/2035		285	266
2.548% due 11/25/2035 ^		424	331
2.553% due 09/25/2034		55	55
2.693% due 09/25/2036 ^		1,216	775
5.034% due 05/25/2036		1,500	1,398
Structured Asset Mortgage Investments Trust
0.274% due 08/25/2036		8,473	6,357
0.284% due 03/25/2037		308	238
0.344% due 07/25/2046		8,409	6,800
0.364% due 04/25/2036		1,546	1,156
0.364% due 05/25/2046		6,115	4,481
0.406% due 07/19/2035		2,152	2,103
0.464% due 12/25/2035		511	403
0.816% due 09/19/2032		402	392
0.816% due 10/19/2034		11	10
0.856% due 03/19/2034		547	541
Structured Asset Securities Corp.
5.500% due 05/25/2035		459	475
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.455% due 01/25/2034		96	95
TBW Mortgage-Backed Trust
5.970% due 09/25/2036		1,230	279
Wachovia Bank Commercial Mortgage Trust
0.235% due 06/15/2020		2,788	2,764
WaMu Mortgage Pass-Through Certificates
0.414% due 11/25/2045		6,506	6,038
0.444% due 07/25/2045		55	52
0.444% due 10/25/2045		5,490	5,087
0.494% due 01/25/2045		2,309	2,155
0.588% due 10/25/2044		724	694
0.738% due 07/25/2044		3,547	3,335
0.829% due 03/25/2047		10,426	8,441
0.899% due 05/25/2047		1,352	1,189
0.949% due 12/25/2046		5,024	4,205
1.111% due 06/25/2046		172	169
1.135% due 02/25/2046		1,248	1,165
1.331% due 11/25/2042		2	2
1.531% due 06/25/2042		261	247
1.862% due 01/25/2037 ^		2,896	2,548
2.034% due 02/27/2034		1,833	1,822
2.051% due 12/25/2036 ^		1,879	1,632
2.081% due 04/25/2037		1,961	1,689

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	25

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.117% due 03/25/2033	$4,957	$4,991
2.223% due 02/25/2037 ^	4,958	4,092
2.359% due 12/25/2035	106	101
2.408% due 03/25/2034	201	203
2.411% due 03/25/2035	305	306
2.420% due 09/25/2035	4,078	3,799
2.449% due 06/25/2033	135	137
2.475% due 12/25/2035	1,143	1,070
4.427% due 05/25/2037 ^	4,498	3,745
5.890% due 08/25/2046	6,025	5,518
Washington Mutual Mortgage Loan Trust
1.328% due 05/25/2041	2	2
Washington Mutual MSC Mortgage Pass-Through Certificates
1.099% due 05/25/2046	2,660	1,997
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 03/25/2036	4,710	4,570
2.615% due 01/25/2035	3,348	3,307
2.615% due 06/25/2035	292	295
2.616% due 04/25/2036	620	598
2.624% due 04/25/2036	1,207	1,202
2.628% due 03/25/2035	787	798
2.629% due 10/25/2035	430	435
4.996% due 03/25/2036	462	470
5.173% due 10/25/2035	2,577	2,572
5.500% due 05/25/2022	781	799
6.000% due 08/25/2036	3,944	3,972

Total Mortgage-Backed Securities (Cost $399,648)		447,323

ASSET-BACKED SECURITIES 1.9%
Access Group, Inc.
1.539% due 10/27/2025	14,849	14,995
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.774% due 05/25/2035	1,800	1,374
Ares CLO Ltd.
0.462% due 03/12/2018	1,999	1,999
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.514% due 10/25/2035	3,300	3,011
Asset-Backed Funding Certificates Trust
0.854% due 06/25/2034	2,984	2,796
Babson CLO Ltd.
0.487% due 11/10/2019	4,709	4,684
Bear Stearns Asset-Backed Securities Trust
0.264% due 11/25/2036	670	567
0.814% due 10/25/2032	3	3
1.154% due 10/25/2037	1,177	1,099
BlackRock Senior Income Series Corp.
0.477% due 04/20/2019	1,456	1,437
Carrington Mortgage Loan Trust
0.474% due 10/25/2035	41	40

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		$159	$160
Countrywide Asset-Backed Certificates
0.304% due 02/25/2037		3,203	2,866
0.404% due 04/25/2036		2,184	2,140
0.544% due 11/25/2034		1,183	1,153
0.754% due 08/25/2035		436	415
0.774% due 08/25/2035		1,325	1,224
Denver Arena Trust
6.940% due 11/15/2019		87	90
Dryden Leveraged Loan CDO
0.486% due 05/22/2017		569	569
0.635% due 08/08/2022	EUR	5,175	7,010
Equity One Mortgage Pass-Through Trust
0.454% due 04/25/2034		$153	132
First Alliance Mortgage Loan Trust
0.154% due 12/20/2027		8	8
First Franklin Mortgage Loan Trust
0.634% due 05/25/2035		1,100	1,004
Galaxy CLO Ltd.
0.479% due 04/25/2019		1,695	1,686
GSAMP Trust
0.524% due 03/25/2047		3,000	1,796
HSBC Home Equity Loan Trust
0.307% due 03/20/2036		2,789	2,738
HSI Asset Securitization Corp. Trust
0.424% due 02/25/2036		2,300	1,735
Hyundai Capital Auto Funding Ltd.
1.156% due 09/20/2016		1,054	1,048
Lehman XS Trust
0.554% due 10/25/2035		1,572	1,531
Long Beach Mortgage Loan Trust
0.949% due 02/25/2035		1,000	972
Magi Funding PLC
0.591% due 04/11/2021	EUR	5,681	7,739
Merrill Lynch Mortgage Investors Trust
0.234% due 09/25/2037		$141	38
0.274% due 02/25/2037		173	78
Morgan Stanley ABS Capital, Inc. Trust
0.954% due 07/25/2037		395	370
Morgan Stanley Dean Witter Capital, Inc. Trust
1.504% due 02/25/2033		1,374	1,306
Morgan Stanley Home Equity Loan Trust
0.859% due 12/25/2034		843	842
Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037 ^		227	177
6.000% due 07/25/2047 ^		291	238
Mountain View Funding CLO Ltd.
0.499% due 04/15/2019		876	871
MSIM Peconic Bay Ltd.
0.517% due 07/20/2019		545	545

26	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Octagon Investment Partners Ltd.
0.533% due 11/28/2018		$655	$651
Pacifica CDO Corp.
0.499% due 01/26/2020		1,369	1,364
Panhandle-Plains Higher Education Authority, Inc.
0.733% due 10/01/2018		177	177
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.129% due 10/25/2034		1,900	1,833
1.144% due 09/25/2034		977	878
1.204% due 12/25/2034		73	74
Popular ABS Mortgage Pass-Through Trust
0.244% due 06/25/2047 ^		16	15
Renaissance Home Equity Loan Trust
0.654% due 12/25/2033		729	716
Residential Asset Mortgage Products Trust
0.324% due 05/25/2036		352	347
Sherwood Castle Funding PLC
0.701% due 06/15/2016	GBP	1,000	1,664
SLM Student Loan Trust
0.319% due 04/26/2021		$116	116
0.574% due 06/17/2024	EUR	1,412	1,915
1.139% due 07/25/2023		$10,582	10,797
1.739% due 04/25/2023		171,416	177,032
2.350% due 04/15/2039		170	170
3.405% due 05/16/2044		5,127	5,463
Soundview Home Loan Trust
0.294% due 12/25/2036		983	960
South Carolina Student Loan Corp.
0.986% due 03/02/2020		13,500	13,557
Specialty Underwriting & Residential Finance Trust
0.214% due 01/25/2038		6	6
Structured Asset Investment Loan Trust
0.514% due 10/25/2035		1,029	998
Structured Asset Securities Corp.
1.655% due 04/25/2035		380	367
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.734% due 01/25/2033		6	6
Titrisocram
1.134% due 05/25/2020	EUR	60	83
Wood Street CLO BV
0.666% due 03/29/2021		2,613	3,554

Total Asset-Backed Securities (Cost $283,396)			295,229

SOVEREIGN ISSUES 9.5%
Australia Government Bond
5.500% due 04/21/2023	AUD	64,900	67,075
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	987,000	314,609

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2014		7,917	$8,440
6.000% due 05/15/2015		6,100	6,562
10.000% due 01/01/2021		593,200	232,096
10.000% due 01/01/2023		12,900	4,934
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)	EUR	43,998	63,286
2.100% due 09/15/2016 (b)		3,971	5,749
2.100% due 09/15/2017 (b)		57,594	84,033
2.100% due 09/15/2021 (b)		21,754	31,021
3.100% due 09/15/2026 (b)		3,357	5,027
4.750% due 09/15/2016		12,400	18,634
5.250% due 08/01/2017		11,000	17,066
Mexico Government International Inflation Linked Bond
3.560% due 01/30/2020	MXN	1,163,800	88,877
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	15,500	16,964
2.750% due 11/20/2025		66,600	78,710
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	70,750	58,541
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	83,255	120,992
Slovenia Government International Bond
4.700% due 11/01/2016		26,900	40,307
Spain Government International Bond
3.800% due 04/30/2024		121,800	175,869
United Kingdom Gilt
0.125% due 03/22/2024 (b)	GBP	459	795

Total Sovereign Issues (Cost $1,428,299)			1,439,587

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
7.000% due 04/30/2014 (c)		5,000	4,964
GMAC Capital Trust
8.125% due 02/15/2040		500,000	13,650

Total Preferred Securities (Cost $17,203)			18,614

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (e) 0.0%
			2,285

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	27

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.078% due 04/17/2014 - 03/05/2015 (a)(f)(h)(j)	$3,898	$3,896

Total Short-Term Instruments (Cost $6,181)		6,181

Total Investments in Securities (Cost $18,115,652)		18,122,440

	SHARES
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%
PIMCO Short-Term Floating NAV Portfolio	12,230	122

	SHARES	MARKET VALUE (000S)
PIMCO Short-Term Floating NAV Portfolio III	6,626,756	$66,208

Total Short-Term Instruments (Cost $66,324)		66,330

Total Investments in Affiliates (Cost $66,324)		66,330

Total Investments 119.6% (Cost $18,181,976)		$18,188,770

Financial Derivative Instruments (g)(i) (0.2%) (Cost or Premiums, net $(11,471))		(37,437)

Other Assets and Liabilities, net (19.4%)		(2,948,874)

Net Assets 100.0%		$15,202,459

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$32,100	$32,051	0.21%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2014	04/01/2014	$2,285	Fannie Mae 2.260% due 10/17/2022	$(2,332)	$2,285	$2,285

Total Repurchase Agreements						$(2,332)	$2,285	$2,285

(1)	Includes accrued interest.

28	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2014

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.140%	03/12/2014	04/16/2014	$(148,449)	$(148,461)
BPG	0.190%	09/23/2013	10/08/2014	(74,313)	(74,387)
	0.190%	12/23/2013	10/08/2014	(72,706)	(72,744)
BSN	0.140%	03/19/2014	04/09/2014	(131,209)	(131,216)
	0.210%	09/06/2013	09/05/2014	(124,950)	(125,101)
	0.210%	12/20/2013	09/05/2014	(11,529)	(11,536)
	0.210%	12/23/2013	09/05/2014	(113,202)	(113,268)
GRE	0.150%	03/13/2014	04/14/2014	(19,888)	(19,890)
	0.200%	09/16/2013	09/22/2014	(149,769)	(149,933)
	0.200%	09/16/2013	10/03/2014	(99,524)	(99,633)
IND	0.110%	03/17/2014	04/17/2014	(232,047)	(232,058)
	0.130%	03/20/2014	04/03/2014	(102,186)	(102,190)
	0.130%	03/24/2014	04/07/2014	(81,889)	(81,891)
RDR	0.140%	03/10/2014	04/10/2014	(8,321)	(8,321)
TDM	0.200%	11/05/2013	08/18/2014	(124,859)	(124,961)
	0.200%	11/05/2013	08/21/2014	(124,859)	(124,960)
	0.200%	11/05/2013	08/25/2014	(124,859)	(124,960)
	0.200%	12/18/2013	08/21/2014	(18,951)	(18,962)
	0.200%	12/19/2013	08/21/2014	(105,689)	(105,749)
	0.200%	12/19/2013	08/25/2014	(43,385)	(43,409)
	0.200%	12/20/2013	08/25/2014	(80,880)	(80,926)

Total Reverse Repurchase Agreements					$(1,994,556)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.130%	03/17/2014	04/09/2014	$(15,743)	$(15,765)
	0.140%	03/21/2014	04/10/2014	(68,095)	(68,200)
	0.150%	03/24/2014	04/07/2014	(7,836)	(7,842)
BPG	0.100%	02/28/2014	04/11/2014	(5,538)	(5,545)
	0.120%	02/28/2014	05/14/2014	(20,897)	(20,981)
	0.121%	01/14/2014	05/14/2014	(212,047)	(211,065)
	0.130%	02/28/2014	04/17/2014	(152,378)	(152,811)
	0.160%	03/14/2014	04/11/2014	(7,431)	(7,444)
MSC	0.150%	03/11/2014	04/04/2014	(8,148)	(8,151)
TDM	0.090%	02/26/2014	04/25/2014	(164,082)	(164,680)
	0.110%	01/16/2014	04/14/2014	(268,772)	(269,205)
	0.120%	02/24/2014	04/11/2014	(170,302)	(170,593)

Total Sale-Buyback Transactions					$(1,102,282)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $2,671,522 at a weighted average interest rate of 0.157%.
(3)	Payable for sale-buyback transactions includes $2,745 of deferred price drop on sale-buyback transactions.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	29

Schedule of Investments PIMCO Real Return Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(f)	Securities with an aggregate market value of $3,103,009 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(148,461)	$0	$0	$(148,461)	$147,989	$(472)
BPG	0	(147,131)	0	0	(147,131)	146,743	(388)
BSN	0	(381,121)	0	0	(381,121)	380,810	(311)
GRE	0	(269,456)	0	0	(269,456)	269,026	(430)
IND	0	(416,139)	0	0	(416,139)	416,158	19
RDR	0	(8,321)	0	0	(8,321)	8,329	8
SSB	2,285	0	0	0	2,285	(2,332)	(47)
TDM	0	(623,927)	0	0	(623,927)	622,150	(1,777)

Master Securities Forward Transaction Agreement
BCY	0	0	(91,807)	0	(91,807)	91,502	(305)
BPG	0	0	(397,846)	0	(397,846)	394,309	(3,537)
MSC	0	0	(8,151)	0	(8,151)	8,086	(65)
TDM	0	0	(604,478)	0	(604,478)	600,853	(3,625)

Total Borrowings and Other Financing Transactions	$2,285	$(1,994,556)	$(1,102,282)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 5-Year Note June Futures	$120.000	05/23/2014	2,144	$(1,320)	$(405)

Total Written Options				$(1,320)	$(405)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2015	500	$515	$0	$(77)
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	16	(7)	2	0

30	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2014

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
30-Year Deliverable Interest Rate Swap June Futures	Short	06/2014	387	$(213)	$133	$0
90-Day Eurodollar December Futures	Long	12/2015	2,799	(41)	280	0
90-Day Eurodollar March Futures	Long	03/2016	2,897	(2,538)	253	0
90-Day Eurodollar September Futures	Long	09/2015	2,917	(89)	255	0
Call Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2014	546	120	173	0
U.S. Treasury 5-Year Note June Futures	Long	06/2014	7,994	(7,316)	500	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	566	(443)	0	(35)
U.S. Treasury 30-Year Bond June Futures	Long	06/2014	1,212	1,334	0	(379)

Total Futures Contracts				$(8,678)	$1,596	$(491)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.EM-21 5-Year Index	5.000%	06/20/2019	$	8,800	$841	$143	$18	$0
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR	49,700	848	191	128	0

					$1,689	$334	$146	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	09/16/2016	$	288,500	$471	$1,025	$99	$0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		456,380	66,252	28,492	2,024	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		202,700	(225)	(8,107)	989	0
Receive	3-Month USD-LIBOR	3.250%	12/18/2043		200	10	(11)	1	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		125,500	(4,124)	785	636	0
Receive	6-Month EUR-EURIBOR	2.000%	01/29/2024	EUR	18,500	(622)	(488)	64	0
Receive	6-Month EUR-EURIBOR	2.750%	09/17/2044		123,700	(9,265)	(2,734)	540	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	36,270,000	(7,572)	(4,879)	382	0

						$44,925	$14,083	$4,735	$0

Total Swap Agreements						$46,614	$14,417	$4,881	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	31

Schedule of Investments PIMCO Real Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(h)	Securities with an aggregate market value of $44,706 and cash of $39,719 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$1,596	$4,881	$6,477	$ (405)	$ (491)	$0	$ (896)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2014		AUD	209,178	$	188,265	$0	$(5,727)
	04/2014		BRL	753,082		332,781	880	0
	04/2014	$		319,438	BRL	753,082	12,462	0
	04/2014			38,710	NZD	44,965	314	0
	05/2014		BRL	753,082	$	316,978	0	(12,085)
	05/2014		MXN	20,644		1,548	0	(28)
	05/2014		NZD	44,965		38,620	0	(307)
BPS	04/2014		BRL	153,148		66,132	0	(1,364)
	04/2014	$		67,675	BRL	153,148	0	(179)
	05/2014		MXN	1,678,275	$	126,012	0	(2,122)
BRC	04/2014		BRL	792,157		329,351	0	(19,771)
	04/2014		EUR	4,650	PLN	19,574	56	0
	04/2014		GBP	27,923	$	46,376	0	(176)
	04/2014	$		350,047	BRL	792,157	0	(926)
	05/2014		JPY	381,500	$	3,766	69	0
	05/2014	$		168,978	EUR	122,679	19	0
	08/2014		BRL	50,821	$	21,175	0	(492)
CBK	04/2014			46,990		20,764	55	0
	04/2014	$		20,000	BRL	46,990	710	0
	04/2014			2,277	EUR	1,656	4	0
	04/2014			4,958	GBP	2,979	8	0
	05/2014		JPY	1,378,847	$	13,521	159	0
	05/2014	$		1,990	JPY	202,700	0	(25)
	05/2014			69,404	MXN	918,010	685	0
DUB	04/2014		EUR	172,191	$	239,495	2,277	0
	04/2014	$		2,525	EUR	1,817	0	(22)
	04/2014			25,919	GBP	15,518	0	(49)
FBF	04/2014		BRL	146,844	$	62,500	0	(2,217)
	04/2014	$		64,889	BRL	146,844	0	(172)
	04/2014			772,292	EUR	560,119	0	(644)
	05/2014		EUR	560,119	$	772,249	651	0
	05/2014		GBP	223		371	0	(1)

32	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
GLM	04/2014		EUR	9,485	PLN	39,909	$108	$0
	04/2014			3,472	$	4,844	61	0
	04/2014	$		10,434	GBP	6,226	0	(54)
	06/2014			16,425	MXN	219,087	248	0
HUS	04/2014			8,091	EUR	5,865	0	(11)
	08/2014		BRL	53,300	$	21,953	0	(771)
JPM	04/2014			153,177		67,642	176	(43)
	04/2014		EUR	8,847	PLN	37,225	101	0
	04/2014	$		192,948	AUD	209,178	1,044	0
	04/2014			66,132	BRL	153,177	1,377	0
	04/2014			4,946	GBP	2,975	14	0
	05/2014		AUD	209,178	$	192,551	0	(1,041)
	08/2014		BRL	222,170		91,581	0	(3,140)
MSC	04/2014			7,677		3,392	9	0
	04/2014	$		3,255	BRL	7,677	128	0
	05/2014			5,499	MXN	72,888	66	0
	08/2014		BRL	105,618	$	43,717	0	(1,313)
RBC	04/2014	$		10,446	NZD	12,135	85	0
	05/2014		NZD	12,135	$	10,421	0	(84)
RYL	04/2014			57,100		47,486	0	(2,068)
UAG	04/2014		BRL	133,776		59,114	156	0
	04/2014		EUR	393,794		538,708	0	(3,803)
	04/2014	$		56,892	BRL	133,776	2,066	0

Total Forward Foreign Currency Contracts							$23,988	$(58,635)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$ 131,900	$6,707	$17

Total Purchased Options							$6,707	$17

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/16/2015	$212,000	$(424)	$(568)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	04/14/2014	553,200	(6,639)	0
GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/16/2015	512,900	(1,034)	(1,373)

							$(8,097)	$(1,941)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	33

Schedule of Investments PIMCO Real Return Fund (Cont.)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014	EUR	10,100	$(34)	$(13)
BPS	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		20,200	(64)	(25)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		50,100	(170)	(147)
CBK	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		119,100	(358)	(149)
DUB	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		19,900	(66)	(25)
GST	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		64,700	(174)	(81)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.000%	06/18/2014		9,400	(25)	(13)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		18,100	(63)	(53)
JPM	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		37,700	(99)	(47)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	1.100%	09/17/2014		20,900	(77)	(61)
MYC	Put - OTC iTraxx Europe 20 5-Year Index	Sell	0.900%	06/18/2014		20,100	(64)	(25)

							$(1,194)	$(639)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC USD versus BRL	BRL	2.506	06/20/2014	$	74,685	$(734)	$(324)
	Call - OTC USD versus BRL		2.468	06/25/2014		56,040	(570)	(370)
BRC	Call - OTC USD versus BRL		2.523	06/11/2014		70,588	(713)	(203)
	Call - OTC USD versus INR	INR	64.900	06/19/2014		18,526	(169)	(101)
CBK	Put - OTC USD versus JPY	JPY	100.000	06/05/2014		57,962	(392)	(265)
FBF	Call - OTC USD versus BRL	BRL	2.505	06/10/2014		57,738	(586)	(188)
GLM	Call - OTC USD versus INR	INR	64.200	06/11/2014		73,648	(667)	(439)
HUS	Call - OTC USD versus INR		64.900	06/19/2014		51,205	(486)	(278)
	Call - OTC USD versus INR		64.000	06/26/2014		33,450	(321)	(271)
UAG	Call - OTC USD versus INR		64.700	06/12/2014		65,656	(595)	(334)
	Call - OTC USD versus INR		64.000	06/26/2014		22,116	(204)	(179)

							$(5,437)	$(2,952)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (5)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index -1)] or 0	03/01/2018	$20,600	$(177)	$(84)
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	264,700	(2,362)	(245)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	34,000	(439)	(30)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	38,300	(287)	(27)
	Floor - OTC YOY CPURNSA Index	231.317	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	01/11/2018	50,000	(495)	(257)

						$(3,760)	$(643)

Total Written Options						$(18,488)	$(6,175)

(1)	YOY options may have a series of expirations.

34	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2014

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premiums
Balance at 03/31/2013	726	$4,929,650	EUR	1,181,000	JPY	0	$(33,487)
Sales	6,025	10,020,154		471,100		19,700,000	(53,140)
Closing Buys	0	(1,107,320)		0		0	8,102
Expirations	(2,992)	(8,655,570)		(1,243,300)		(19,700,000)	45,734
Exercised	(1,615)	(2,919,600)		(18,500)		0	12,983

Balance at 03/31/2014	2,144	$2,267,314	EUR	390,300	JPY	0	$(19,808)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2014 (4)	Notional Amount (5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	RPM International, Inc.	(1.030%	)	03/20/2018	0.486%	$	8,550	$0	$(185)	$0	$(185)
	Trane US, Inc.	(0.660%	)	06/20/2015	0.209%		6,000	0	(35)	0	(35)
BPS	Lennar Corp.	(5.000%	)	09/20/2014	0.257%		1,500	(50)	13	0	(37)
BRC	New York Times Co.	(1.000%	)	03/20/2015	0.100%		1,000	58	(67)	0	(9)
	Tate & Lyle International Finance PLC	(1.150%	)	06/20/2016	0.275%		3,500	0	(70)	0	(70)
CBK	Intesa Sanpaolo SpA	(1.000%	)	09/20/2015	0.456%		5,000	157	(199)	0	(42)
	Masco Corp.	(1.920%	)	03/20/2017	0.492%		4,300	0	(184)	0	(184)
DUB	D.R. Horton, Inc.	(1.000%	)	09/20/2014	0.179%		2,700	149	(161)	0	(12)
	Jones Group, Inc.	(1.000%	)	12/20/2014	0.513%		10,000	320	(358)	0	(38)
	Kinder Morgan, Inc.	(1.000%	)	03/20/2016	0.626%		2,500	76	(95)	0	(19)
	Macy’s Retail Holdings, Inc.	(6.950%	)	09/20/2015	0.111%		3,000	0	(312)	0	(312)
	New York Times Co.	(5.000%	)	03/20/2015	0.100%		7,500	(735)	362	0	(373)
MYC	Macy’s Retail Holdings, Inc.	(2.470%	)	09/20/2015	0.102%		10,000	0	(360)	0	(360)
RYL	Springleaf Finance Corp.	(1.820%	)	12/20/2017	2.066%		5,000	0	40	40	0
SOG	Royal Bank of Scotland Group PLC	(3.000%	)	03/20/2015	0.491%		1,000	(2)	(23)	0	(25)

								$(27)	$(1,634)	$40	$(1,701)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (4)	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.627%	$	6,600	$(339)	$146	$0	$(193)
CBK	Brazil Government International Bond	1.000%	03/20/2019	1.627%		3,400	(171)	72	0	(99)
HUS	Russia Government International Bond	1.000%	03/20/2019	2.107%		9,800	(812)	316	0	(496)
JPM	Brazil Government International Bond	1.000%	03/20/2019	1.627%		300	(15)	7	0	(8)
MYC	Brazil Government International Bond	1.000%	03/20/2019	1.627%		13,200	(666)	280	0	(386)

							$(2,003)	$821	$0	$(1,182)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	35

Schedule of Investments PIMCO Real Return Fund (Cont.)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	50,000	$330	$(1,900)	$0	$(1,570)
BPS	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	19,200	223	1,447	1,670	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		6,600	37	328	365	0
	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021		36,800	(359)	3,862	3,503	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		16,600	193	855	1,048	0
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016	$	55,300	(13)	(67)	0	(80)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		37,300	41	(1,034)	0	(993)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		11,700	252	(619)	0	(367)
BRC	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	3,400	4	184	188	0
	Receive	3-Month USD-CPURNSA Index	1.950%	09/16/2016	$	115,600	0	(653)	0	(653)
	Receive	3-Month USD-CPURNSA Index	1.908%	04/15/2017		134,600	0	(874)	0	(874)
	Receive	3-Month USD-CPURNSA Index	2.018%	08/19/2017		209,800	52	(1,277)	0	(1,225)
	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	78,300	80	544	624	0
CBK	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	16,400	256	1,170	1,426	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		71,000	109	3,814	3,923	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		4,300	54	134	188	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		18,400	234	929	1,163	0

36	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2014

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	78,000	$1,506	$(3,954)	$0	$(2,448)
DUB	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	17,200	379	1,117	1,496	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		54,400	(5)	3,011	3,006	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		4,500	54	142	196	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		15,200	191	769	960	0
	Receive	3-Month USD-CPURNSA Index	1.940%	10/07/2016	$	22,700	0	(116)	0	(116)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		18,700	(2)	(25)	0	(27)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		24,200	0	(50)	0	(50)
	Receive	3-Month USD-CPURNSA Index	2.360%	01/28/2017		37,100	0	(987)	0	(987)
	Receive	3-Month USD-CPURNSA Index	2.005%	09/06/2017		100,000	0	(552)	0	(552)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		1,500	0	(42)	0	(42)
	Pay	6-Month AUD- BBR-BBSW	4.000%	06/18/2019	AUD	45,000	55	304	359	0
FBF	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	11,800	19	1,008	1,027	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		21,000	17	1,144	1,161	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		15,600	113	568	681	0
	Pay	1-Year BRL-CDI	8.935%	01/02/2017	BRL	26,500	24	(778)	0	(754)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		323,200	(387)	(2,250)	0	(2,637)
	Receive	3-Month USD-CPURNSA Index	2.095%	08/29/2017	$	88,700	0	(826)	0	(826)
GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	88,650	1,048	6,662	7,710	0
	Pay	1-Year BRL-CDI	8.300%	01/02/2017	BRL	63,200	39	(2,283)	0	(2,244)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		126,300	(34)	(996)	0	(1,030)
	Receive	3-Month USD-CPURNSA Index	1.730%	04/15/2016	$	468,700	(876)	(702)	0	(1,578)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017		98,100	0	(2,695)	0	(2,695)
	Receive	3-Month USD-CPURNSA Index	1.942%	04/15/2017		213,100	0	(1,688)	0	(1,688)
	Receive	3-Month USD-CPURNSA Index	2.175%	10/01/2018		115,800	9	(1,087)	0	(1,078)
HUS	Pay	1-Year BRL-CDI	8.320%	01/02/2017	BRL	200	0	(7)	0	(7)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		249,100	(236)	(1,795)	0	(2,031)
JPM	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	50,000	(44)	2,807	2,763	0
	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021		19,000	(183)	1,991	1,808	0
	Pay	1-Year BRL-CDI	9.010%	01/02/2017	BRL	19,300	210	(693)	0	(483)
	Receive	3-Month USD-CPURNSA Index	1.890%	09/06/2016	$	31,700	0	(125)	0	(125)
MYC	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	17,600	(64)	1,595	1,531	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		15,500	171	505	676	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	37

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	1-Year BRL-CDI	8.220%	01/02/2017	BRL	116,800	$(100)	$(4,224)	$0	$(4,324)
RYL	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	19,000	(182)	1,990	1,808	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		4,600	47	154	201	0
	Receive	3-Month USD-CPURNSA Index	1.935%	10/23/2016	$	66,700	0	(329)	0	(329)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		444,400	246	(12,076)	0	(11,830)
SOG	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	22,400	(192)	2,324	2,132	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		14,000	182	430	612	0
UAG	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		50,000	60	2,703	2,763	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	87,700	102	(817)	0	(715)

							$3,660	$(3,030)	$44,988	$(44,358)

Total Swap Agreements							$1,630	$(3,843)	$45,028	$(47,241)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(j)	Securities with an aggregate market value of $61,134 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$13,656	$0	$0	$13,656	$(18,147)	$(581)	$(1,983)	$(20,711)	$(7,055)	$7,776	$721
BPS	0	0	6,586	6,586	(3,665)	(950)	(1,477)	(6,092)	494	(890)	(396)
BRC	144	0	812	956	(21,365)	(304)	(2,831)	(24,500)	(23,544)	24,016	472
CBK	1,621	0	6,700	8,321	(25)	(689)	(2,773)	(3,487)	4,834	(4,649)	185
DUB	2,277	17	6,017	8,311	(71)	(309)	(2,528)	(2,908)	5,403	(5,800)	(397)
FBF	651	0	2,869	3,520	(3,034)	(188)	(4,217)	(7,439)	(3,919)	3,275	(644)
GLM	417	0	7,710	8,127	(54)	(1,812)	(10,313)	(12,179)	(4,052)	4,568	516
GST	0	0	0	0	0	(147)	0	(147)	(147)	342	195
HUS	0	0	0	0	(782)	(549)	(2,534)	(3,865)	(3,865)	4,099	234
JPM	2,712	0	4,571	7,283	(4,224)	(108)	(616)	(4,948)	2,335	(2,130)	205
MSC	203	0	0	203	(1,313)	0	0	(1,313)	(1,110)	(670)	(1,780)
MYC	0	0	2,207	2,207	0	(25)	(5,070)	(5,095)	(2,888)	1,046	(1,842)
RBC	85	0	0	85	(84)	0	0	(84)	1	0	1
RYL	0	0	2,049	2,049	(2,068)	0	(12,159)	(14,227)	(12,178)	11,614	(564)
SOG	0	0	2,744	2,744	0	0	(25)	(25)	2,719	(2,600)	119
UAG	2,222	0	2,763	4,985	(3,803)	(513)	(715)	(5,031)	(46)	(950)	(996)

Total Over the Counter	$23,988	$17	$45,028	$69,033	$(58,635)	$(6,175)	$(47,241)	$(112,051)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

38	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,596	$1,596
Swap Agreements	0	146	0	0	4,735	4,881

	$0	$146	$0	$0	$6,331	$6,477

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,988	$0	$23,988
Purchased Options	0	0	0	0	17	17
Swap Agreements	0	40	0	0	44,988	45,028

	$0	$40	$0	$23,988	$45,005	$69,033

	$0	$186	$0	$23,988	$51,336	$75,510

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$405	$405
Futures	0	0	0	0	491	491

	$0	$0	$0	$0	$896	$896

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$58,635	$0	$58,635
Written Options	0	639	0	2,952	2,584	6,175
Swap Agreements	0	2,883	0	0	44,358	47,241

	$0	$3,522	$0	$61,587	$46,942	$112,051

	$0	$3,522	$0	$61,587	$47,838	$112,947

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$898	$0	$0	$0	$797	$1,695
Futures	552	0	0	0	8,045	8,597
Swap Agreements	0	(1,481)	0	0	(50,331)	(51,812)

	$1,450	$(1,481)	$0	$0	$(41,489)	$(41,520)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26,669	$0	$26,669
Purchased Options	0	0	0	1,634	0	1,634
Written Options	(69)	0	0	1,725	34,210	35,866
Swap Agreements	(6,362)	(4,576)	0	0	(6,204)	(17,142)

	$(6,431)	$(4,576)	$0	$30,028	$28,006	$47,027

	$(4,981)	$(6,057)	$0	$30,028	$(13,483)	$5,507

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	39

Schedule of Investments PIMCO Real Return Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$804	$804
Futures	0	0	0	0	(11,450)	(11,450)
Swap Agreements	0	334	0	0	17,623	17,957

	$0	$334	$0	$0	$6,977	$7,311

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(36,104)	$0	$(36,104)
Purchased Options	0	0	0	450	(2,587)	(2,137)
Written Options	0	555	0	(55)	(8,562)	(8,062)
Swap Agreements	0	1,296	0	0	(9,277)	(7,981)

	$0	$1,851	$0	$(35,709)	$(20,426)	$(54,284)

	$0	$2,185	$0	$(35,709)	$(13,449)	$(46,973)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$9,291	$0	$9,291
Corporate Bonds & Notes
Banking & Finance	0	266,061	32,051	298,112
Industrials	0	87,319	3,675	90,994
Utilities	0	44,079	0	44,079
U.S. Government Agencies	0	25,193	43	25,236
U.S. Treasury Obligations	0	15,447,794	0	15,447,794
Mortgage-Backed Securities	0	447,323	0	447,323
Asset-Backed Securities	0	294,181	1,048	295,229
Sovereign Issues	0	1,439,587	0	1,439,587
Preferred Securities
Banking & Finance	13,650	4,964	0	18,614
Short-Term Instruments
Repurchase Agreements	0	2,285	0	2,285
U.S. Treasury Bills	0	3,896	0	3,896
	$13,650	$18,071,973	$36,817	$18,122,440

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	66,330	0	0	66,330
Total Investments	$79,980	$18,071,973	$36,817	$18,188,770

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,596	4,881	0	6,477
Over the counter	0	69,033	0	69,033
	$1,596	$73,914	$0	$75,510

40	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(491)	$(405)	$0	$(896)
Over the counter	0	(111,408)	(643)	(112,051)
	$(491)	$(111,813)	$(643)	$(112,947)
Totals	$81,085	$18,034,074	$36,174	$18,151,333

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2014	41

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of the PIMCO Real Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated

42	PIMCO REAL RETURN FUND

March 31, 2014

into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

ANNUAL REPORT	MARCH 31, 2014	43

Notes to Financial Statements (Cont.)

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective for interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and Note 7, Principal Risks for additional details.

In June 2013, the FASB issued an ASU providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. At this time, management is evaluating the ASU to determine whether it will impact the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

44	PIMCO REAL RETURN FUND

March 31, 2014

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The

ANNUAL REPORT	MARCH 31, 2014	45

Notes to Financial Statements (Cont.)

inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

46	PIMCO REAL RETURN FUND

March 31, 2014

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2014	47

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the investment advisor may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the investment advisor does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

48	PIMCO REAL RETURN FUND

March 31, 2014

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2014, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial

ANNUAL REPORT	MARCH 31, 2014	49

Notes to Financial Statements (Cont.)

mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the

50	PIMCO REAL RETURN FUND

March 31, 2014

complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2014 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory

ANNUAL REPORT	MARCH 31, 2014	51

Notes to Financial Statements (Cont.)

and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
$199,018	$5,085,188	$(5,284,100)	$36	$(20)	$122	$187	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2014	Dividend Income	Net Capital Gain Distributions
$0	$398,707	$(332,500)	$(5)	$6	$66,208	$7	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest

52	PIMCO REAL RETURN FUND

March 31, 2014

income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are

ANNUAL REPORT	MARCH 31, 2014	53

Notes to Financial Statements (Cont.)

unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

54	PIMCO REAL RETURN FUND

March 31, 2014

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Fund may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Fund may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation

ANNUAL REPORT	MARCH 31, 2014	55

Notes to Financial Statements (Cont.)

Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the

56	PIMCO REAL RETURN FUND

March 31, 2014

notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate,sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For

ANNUAL REPORT	MARCH 31, 2014	57

Notes to Financial Statements (Cont.)

credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

58	PIMCO REAL RETURN FUND

March 31, 2014

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

ANNUAL REPORT	MARCH 31, 2014	59

Notes to Financial Statements (Cont.)

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Fund by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and

60	PIMCO REAL RETURN FUND

March 31, 2014

cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market

ANNUAL REPORT	MARCH 31, 2014	61

Notes to Financial Statements (Cont.)

value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
0.20%	0.30%	0.20%	0.35%	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under

62	PIMCO REAL RETURN FUND

March 31, 2014

the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.50%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2014, the Distributor received $18,851,245 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

ANNUAL REPORT	MARCH 31, 2014	63

Notes to Financial Statements (Cont.)

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2014, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Real Return Fund	$404,463	$2,084,474

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

64	PIMCO REAL RETURN FUND

March 31, 2014

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,853,720	$11,467,744	$2,164,234	$3,638,057

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 03/31/2014		Year Ended 03/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	179,826	$2,049,224	246,965	$3,050,672
Class P	31,238	358,232	79,660	984,860
Administrative Class	36,015	409,946	54,609	677,956
Class D	36,681	420,481	78,111	966,884
Class A	47,513	544,119	110,405	1,365,232
Class B	16	186	57	719
Class C	7,457	87,027	40,070	496,260
Class R	11,162	127,086	19,352	239,565

Issued as reinvestment of distributions
Institutional Class	11,539	129,990	37,457	464,838
Class P	884	9,993	3,996	49,592
Administrative Class	1,703	19,156	6,152	76,352
Class D	1,922	21,633	9,340	115,929
Class A	3,464	38,977	16,261	201,813
Class B	6	62	64	790
Class C	948	10,592	7,125	88,449
Class R	374	4,185	1,693	21,015

Cost of shares redeemed
Institutional Class	(363,161)	(4,120,741)	(213,074)	(2,623,013)
Class P	(119,715)	(1,360,970)	(64,886)	(798,935)
Administrative Class	(69,114)	(787,351)	(44,651)	(550,031)
Class D	(123,389)	(1,405,103)	(71,448)	(880,399)
Class A	(205,748)	(2,337,385)	(129,655)	(1,600,409)
Class B	(620)	(7,072)	(2,566)	(31,585)
Class C	(117,404)	(1,332,546)	(54,263)	(669,542)
Class R	(19,696)	(223,858)	(15,092)	(186,634)
Net (decrease) resulting from Fund share transactions	(648,099)	$(7,344,137)	115,682	$1,460,378

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

ANNUAL REPORT	MARCH 31, 2014	65

Notes to Financial Statements (Cont.)

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Investment Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2014, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

PIMCO Real Return Fund
Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
$0	$0	$(125,437)	$(71,661)	$(69,569)	$0	$0
(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through March 31, 2014 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2013 through March 31, 2014 and Ordinary losses realized during the period January 1, 2014 through March 31, 2014, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the recently enacted Regulated Investment Company Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2014, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Real Return Fund	$63,344	$6,225

66	PIMCO REAL RETURN FUND

March 31, 2014

As of March 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Real Return Fund	$18,335,562	$187,282	$(334,074)	$(146,792)
(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, and Lehman securities for federal income tax purposes.

For the fiscal years ended March 31, 2014 and March 31, 2013, respectively, the Fund made the following tax basis distributions (amounts in thousands):

PIMCO Real Return Fund

March 31, 2014			March 31, 2013
Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
$62,061	$88,154	$110,605	$846,845	$308,094	$0
(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2014	67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Real Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Real Return Fund (one series of PIMCO Funds, hereinafter referred to as the “Fund”) at March 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereinafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2014

68	PIMCO REAL RETURN FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GST	Goldman Sachs International
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BOS	Banc of America Securities LLC	IND	Crédit Agricole Corporate and Investment Bank S.A.
BPG	BNP Paribas Securities Corp.	JPM	JPMorgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MSC	Morgan Stanley & Co., Inc.
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
BSN	Bank of Nova Scotia	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RDR	RBC Dain Rausher, Inc.
DUB	Deutsche Bank AG	RYL	Royal Bank of Scotland Group PLC
FBF	Credit Suisse International	SOG	Societe Generale
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GRE	RBS Securities, Inc.	TDM	TD Securities (USA) LLC
GSC	Goldman Sachs & Co.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	MXN	Mexican Peso
CHF	Swiss Franc	NZD	New Zealand Dollar
EUR	Euro	PLN	Polish Zloty
GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	FRCPXTOB	France Consumer Price ex-Tobacco Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate
BBSW	Bank Bill Swap Reference Rate	NCUA	National Credit Union Administration
EURIBOR	Euro Interbank Offered Rate	TBD	To Be Determined
CDI	Brazil Interbank Deposit Rate	YOY	Year-Over-Year

ANNUAL REPORT	MARCH 31, 2014	69

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2014) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2013 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2014 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2014 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Real Return Fund	0.81%	0.81%	$168,276	$0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

70	PIMCO REAL RETURN FUND

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO.	171	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).
Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	171	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).
Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor.	163	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.
**	Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	MARCH 31, 2014	71

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.
David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.
William H. Gross (1944) Senior Vice President	04/1987 to Present	Managing Director and Chief Investment Officer, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.
Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.
William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.
Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.
Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.
Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.
Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.
Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.
Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

72	PIMCO REAL RETURN FUND

Privacy Policy

(Unaudited)

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2014	73

Privacy Policy (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

74	PIMCO REAL RETURN FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

Sign up for e-delivery

To get future shareholder reports online and to eliminate mailings, go to: pimco.com/edelivery

pimco.com/investments

PF3013AR_033114

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that Ronald C. Parker, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Parker is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) Fiscal Year Ended	Audit Fees
March 31, 2014	$4,823,667
March 31, 2013	$4,879,139

(b) Fiscal Year Ended	Audit-Related Fees(1)
March 31, 2014	$10,750
March 31, 2013	$10,750

(c) Fiscal Year Ended	Tax Fees
March 31, 2014	$2,000
March 31, 2013	$—	(2)

(d) Fiscal Year Ended	All Other Fees (3)
March 31, 2014	$—
March 31, 2013	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.

(2) There were no “Tax Fees” for this fiscal year.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non- Audit Fees Billed to Entity
Entity	March 31, 2014	March 31, 2013
PIMCO Funds	$12,750	$10,750
Pacific Investment Management Company LLC (“PIMCO”)	$5,446,283	$5,375,203
Allianz Global Investors Fund Management LLC	$1,171,407	$900,385
Allianz Asset Management of America L.P.	$5,095,560	$4,728,145

Totals	$11,726,000	$11,014,483

h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

Vern O. Curtis;

J. Michael Hagan;

Ronald C. Parker;

William J. Popejoy

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Schedule of Investments PIMCO Total Return Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 93.9%
BANK LOAN OBLIGATIONS 0.4%
AES Corp.
3.750% due 06/01/2018		$16,897	$16,986
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		6,742	6,759
Biomet, Inc.
3.153% due 03/25/2015		9,253	9,304
3.653% - 3.733% due 07/25/2017		35,913	36,000
Crown Castle International Corp.
3.250% due 01/31/2019		993	993
DaVita, Inc.
2.660% due 11/01/2017		42,188	42,309
2.910% due 10/20/2015		29,318	29,385
Dell, Inc.
3.750% due 10/29/2018		102,985	102,792
4.500% due 04/29/2020		127,982	127,278
Fresenius SE & Co. KGaA
2.233% due 08/07/2019		995	994
H.J. Heinz Co.
3.250% due 06/07/2019		9,950	9,988
3.500% due 06/05/2020		75,629	76,144
HCA, Inc.
2.653% due 02/02/2016		8,304	8,308
2.653% due 05/01/2016		97,825	97,923
2.903% due 03/31/2017		4,975	4,980
2.984% due 05/01/2018		71,190	71,279
Hertz Corp.
3.000% due 03/11/2018		17,305	17,252
Hologic, Inc.
3.250% due 08/01/2019		9,652	9,628
Huntsman International LLC
2.695% - 2.697% due 04/19/2017		6,929	6,950
Lombard Street CLO PLC
0.500% - 0.922% due 02/28/2023		19,121	17,400
0.500% - 0.922% due 02/28/2023	EUR	17,404	21,818
0.500% - 0.922% due 02/28/2023	GBP	23,072	35,003
MGM Resorts International
2.903% due 12/20/2017		$3,555	3,562
Pinnacle Entertainment, Inc.
3.750% due 08/13/2020		7,940	7,974
RPI Financial Trust
3.250% due 05/09/2018		12,924	12,989
3.250% due 11/09/2018		10,557	10,610
Spectrum Brands, Inc.
3.500% due 09/04/2019		6,723	6,744
SunGard Data Systems, Inc.
4.000% due 03/09/2020		16,194	16,255
Universal Health Services, Inc.
1.655% - 1.736% due 08/15/2016		9,127	9,138
Valeant Pharmaceuticals International, Inc.
2.410% due 04/20/2016		40,047	40,147
3.750% due 12/11/2019		24,625	24,748
3.750% due 08/05/2020		47,115	47,591

Total Bank Loan Obligations (Cost $926,118)			929,231

CORPORATE BONDS & NOTES 13.5%
BANKING & FINANCE 11.4%
Abbey National Treasury Services PLC
1.819% due 04/25/2014		225,100	225,332
ACE INA Holdings, Inc.
5.875% due 06/15/2014		3,400	3,437
AIG Life Holdings, Inc.
7.570% due 12/01/2045		52,200	63,747
8.125% due 03/15/2046		96,335	125,958
AIG-FP Matched Funding
7.000% due 05/15/2015	EUR	40,000	58,523
Ally Financial, Inc.
0.000% due 06/15/2015		$10,400	10,101
2.436% due 12/01/2014		55,158	55,475
2.500% due 03/15/2017 (g)		274,300	273,882
2.750% due 01/30/2017		79,620	80,615
3.125% due 01/15/2016		92,680	94,858
3.500% due 07/18/2016		89,865	92,786
3.500% due 01/27/2019		82,365	82,468
3.635% due 06/20/2014		331,153	333,968
4.625% due 06/26/2015		555,148	576,241
4.750% due 09/10/2018		58,273	61,842
5.500% due 02/15/2017		161,136	175,638
6.250% due 12/01/2017		43,419	48,629
6.750% due 12/01/2014		451,715	468,978

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.500% due 09/15/2020		$127,910	$152,533
8.000% due 03/15/2020		40,242	48,693
8.300% due 02/12/2015		608,773	644,919
American Express Bank FSB
6.000% due 09/13/2017		253,210	291,057
American Express Centurion Bank
6.000% due 09/13/2017		230,900	265,496
American Express Co.
6.800% due 09/01/2066		320	352
7.250% due 05/20/2014		13,000	13,116
American Express Credit Corp.
1.750% due 06/12/2015		4,000	4,057
5.125% due 08/25/2014		38,500	39,223
5.375% due 10/01/2014	GBP	17,700	30,173
American Honda Finance Corp.
0.458% due 11/03/2014		$4,400	4,407
American International Group, Inc.
2.375% due 08/24/2015		32,600	33,267
4.500% due 12/20/2017 (g)	HKD	500,000	68,191
4.900% due 06/02/2014	CAD	82,586	75,107
5.050% due 10/01/2015		$202,011	214,846
5.450% due 05/18/2017		278,435	310,992
5.600% due 10/18/2016		58,771	65,134
5.850% due 01/16/2018		24,600	28,143
6.250% due 03/15/2087		141,721	149,516
6.765% due 11/15/2017	GBP	189,478	363,057
8.175% due 05/15/2068		$1,097,786	1,447,705
8.250% due 08/15/2018		206,479	258,651
ASB Finance Ltd.
1.352% due 10/23/2015	GBP	8,500	14,305
ASIF
3.000% due 02/17/2017	EUR	6,983	9,530
14.157% due 04/09/2018		7,126,000	6,895
Australia & New Zealand Banking Group Ltd.
1.621% due 10/31/2014	GBP	3,100	5,205
Banco Bradesco S.A.
2.336% due 05/16/2014		$6,595	6,597
Banco do Brasil S.A.
2.899% due 07/02/2014		4,700	4,699
4.500% due 01/22/2015		35,200	36,344
4.500% due 01/20/2016	EUR	50,000	71,982
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		$5,000	5,094
Banco Santander Brasil S.A.
4.250% due 01/14/2016		244,000	254,065
4.500% due 04/06/2015		44,200	45,747
4.625% due 02/13/2017		137,500	145,406
Banco Santander Chile
1.837% due 01/19/2016		175,300	173,985
3.750% due 09/22/2015		3,300	3,423
Bank of America Corp.
0.566% due 08/15/2016		2,000	1,977
0.699% due 01/15/2015		41,026	41,112
0.788% due 05/02/2017		1,100	1,077
1.500% due 10/09/2015		57,200	57,732
2.000% due 01/11/2018		10,675	10,667
3.625% due 03/17/2016		5,900	6,192
3.700% due 09/01/2015		11,420	11,874
3.750% due 07/12/2016		14,432	15,272
4.500% due 04/01/2015		33,300	34,558
4.875% due 05/30/2014	EUR	3,900	5,410
5.000% due 01/15/2015		$32,777	33,915
5.750% due 12/01/2017		20,600	23,346
6.000% due 09/01/2017		30,525	34,662
6.050% due 05/16/2016		400	437
6.400% due 08/28/2017		319,429	367,043
6.500% due 08/01/2016		32,545	36,475
6.875% due 04/25/2018		661,029	780,449
7.375% due 05/15/2014		136,475	137,578
7.800% due 09/15/2016		2,000	2,291
8.680% due 05/02/2017		395	439
Bank of America N.A.
0.513% due 06/15/2016		74,560	73,953
0.533% due 06/15/2017		4,400	4,332
0.706% due 11/14/2016		44,000	44,097
5.300% due 03/15/2017		10,750	11,840
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		122,900	132,404
Bank of India
4.750% due 09/30/2015		10,550	10,977
Bank of Montreal
1.300% due 10/31/2014		54,700	$55,025
1.950% due 01/30/2018		30,700	31,477
2.850% due 06/09/2015		6,700	6,900
Bank of Nova Scotia
1.650% due 10/29/2015		117,600	119,801
1.950% due 01/30/2017		79,300	81,330

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Bank One Corp.
4.900% due 04/30/2015		$24,260	$25,332
Bankia S.A.
4.375% due 02/14/2017 (i)	EUR	7,300	10,736
5.000% due 10/30/2014		4,300	6,064
Barclays Bank PLC
5.200% due 07/10/2014		$10,600	10,740
7.625% due 11/21/2022		33,600	37,128
10.179% due 06/12/2021		307,237	413,481
14.000% due 06/15/2019 (f)	GBP	353,534	799,808
BBVA Bancomer S.A.
4.500% due 03/10/2016		$101,800	108,162
6.500% due 03/10/2021		169,850	184,500
BBVA U.S. Senior S.A.U.
2.361% due 05/16/2014		10,000	10,016
4.664% due 10/09/2015		10,460	10,990
Bear Stearns Cos. LLC
0.624% due 11/21/2016		900	897
5.300% due 10/30/2015		1,097	1,172
5.700% due 11/15/2014		27,800	28,697
6.400% due 10/02/2017		218,125	251,998
BFC Finance Corp.
7.375% due 12/01/2017		512	549
Blackstone CQP HoldCo LP
2.324% due 03/18/2019		100,000	99,442
BNY Mellon N.A.
4.750% due 12/15/2014		50	52
Canadian Imperial Bank of Commerce
1.500% due 12/12/2014		5,000	5,042
Capital One Financial Corp.
7.375% due 05/23/2014		13,582	13,714
CIT Group, Inc.
4.250% due 08/15/2017		66,823	70,164
4.750% due 02/15/2015		455,205	468,861
5.000% due 05/15/2017		25,368	27,239
5.250% due 04/01/2014		404,265	404,265
Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		17,950	21,330
CitiFinancial, Inc.
6.625% due 06/01/2015		10,000	10,534
Citigroup, Inc.
0.516% due 11/05/2014		30,337	30,350
0.775% due 03/10/2017		54,835	54,748
1.199% due 07/25/2016		28,200	28,572
2.250% due 08/07/2015		11,037	11,243
3.953% due 06/15/2016		11,100	11,769
4.450% due 01/10/2017		41,850	45,235
4.587% due 12/15/2015		40,000	42,446
4.750% due 05/19/2015		393	410
5.000% due 09/15/2014		106,716	108,797
5.500% due 10/15/2014		8,574	8,801
6.010% due 01/15/2015		32,190	33,559
6.375% due 08/12/2014		8,527	8,707
Cloverie PLC for Zurich Insurance Co. Ltd.
12.000% due 07/15/2014 (f)	EUR	42,300	60,169
Commonwealth Bank of Australia
1.221% due 09/04/2015	GBP	5,000	8,400
1.250% due 09/18/2015		$960	970
3.875% due 12/14/2015	GBP	4,300	7,497
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1.021% due 06/06/2014		8,700	14,520
5.125% due 10/27/2014		10,000	17,076
6.875% due 03/19/2020	EUR	5,800	9,439
11.000% due 06/30/2019 (f)		$229,600	305,368
Corp. Andina de Fomento
8.125% due 06/04/2019		1,740	2,175
Countrywide Financial Corp.
6.250% due 05/15/2016		44,755	49,116
Credit Agricole Home Loan SFH
0.987% due 07/21/2014		12,600	12,625
Credit Agricole S.A.
8.125% due 09/19/2033		13,280	15,232
Credit Suisse
5.750% due 09/18/2025	EUR	3,300	4,961
Deutsche Bank Financial LLC
5.375% due 03/02/2015		$15,879	16,546
Dexia Credit Local S.A.
0.716% due 04/29/2014		890,340	890,644
2.750% due 04/29/2014		287,000	287,399
Eksportfinans ASA
0.735% due 03/09/2015		5,000	4,896
0.890% due 06/16/2015	JPY	2,400,000	22,537
2.000% due 09/15/2015		$28,365	28,223
2.375% due 05/25/2016		52,300	51,908
2.875% due 11/16/2016	CHF	1,100	1,249
3.000% due 11/17/2014		$43,314	43,563
5.500% due 05/25/2016		15,990	16,909
5.500% due 06/26/2017		53,703	57,194

See Accompanying Notes	3

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Export-Import Bank of Korea
2.034% due 03/21/2015		$184,600	$186,876
4.125% due 09/09/2015		27,200	28,523
5.125% due 06/29/2020		17,500	19,662
5.875% due 01/14/2015		40,760	42,435
FNBC Pass-Through Trust
8.080% due 01/05/2018		114	125
Ford Motor Credit Co. LLC
1.333% due 08/28/2014		43,600	43,773
1.487% due 05/09/2016		40,400	41,086
1.500% due 01/17/2017		6,450	6,436
1.700% due 05/09/2016		21,930	22,188
2.750% due 05/15/2015		56,553	57,725
3.000% due 06/12/2017		5,900	6,134
3.875% due 01/15/2015		149,600	153,206
3.984% due 06/15/2016		34,050	36,101
4.207% due 04/15/2016		62,710	66,498
4.250% due 02/03/2017		2,500	2,686
5.625% due 09/15/2015		92,205	98,327
7.000% due 04/15/2015		237,299	252,498
8.000% due 06/01/2014		304,348	308,073
8.000% due 12/15/2016		202,619	237,474
8.700% due 10/01/2014		232,598	242,096
12.000% due 05/15/2015		170,655	191,659
GE Capital U.K. Funding
1.071% due 05/09/2016	GBP	14,900	24,904
5.125% due 03/03/2015		13,300	23,008
General Electric Capital Corp.
0.365% due 06/20/2014		$23,000	23,008
6.375% due 11/15/2067		41,370	45,662
General Motors Financial Co., Inc.
2.750% due 05/15/2016		5,300	5,383
3.250% due 05/15/2018		1,800	1,823
Glen Meadow Pass-Through Trust
6.505% due 02/12/2067		22,700	22,586
GMAC International Finance BV
7.500% due 04/21/2015	EUR	106,820	156,007
Goldman Sachs Group, Inc.
0.834% due 09/29/2014		$15,607	15,637
1.234% due 11/21/2014		6,575	6,607
2.375% due 01/22/2018		29,725	29,957
3.300% due 05/03/2015		11,600	11,917
6.000% due 05/01/2014		3,390	3,405
6.250% due 09/01/2017		2,950	3,372
GSPA Monetization Trust
6.422% due 10/09/2029		21,691	22,313
HBOS PLC
0.935% due 09/06/2017		1,100	1,089
0.988% due 03/29/2016	EUR	14,953	20,517
1.086% due 09/01/2016		1,231	1,681
6.750% due 05/21/2018		$273,366	310,348
Health Care REIT, Inc.
5.875% due 05/15/2015		5,000	5,282
HSBC Finance Corp.
0.666% due 06/01/2016		500	500
HSBC USA, Inc.
2.375% due 02/13/2015		75,300	76,603
ILFC E-Capital Trust
5.210% due 12/21/2065		5,558	5,280
6.250% due 12/21/2065		17,620	17,179
Industrial Bank of Korea
1.375% due 10/05/2015		40,000	40,326
ING Bank NV
1.635% due 06/09/2014		199,800	200,338
International Lease Finance Corp.
4.875% due 04/01/2015		145,827	151,662
5.650% due 06/01/2014		98,275	99,098
5.750% due 05/15/2016		17,402	18,762
6.500% due 09/01/2014		378,712	388,180
6.750% due 09/01/2016		183,513	205,076
8.625% due 09/15/2015		160,753	177,632
IPIC GMTN Ltd.
3.125% due 11/15/2015		7,275	7,537
3.750% due 03/01/2017		10,000	10,700
4.875% due 05/14/2016	EUR	1,400	2,088
John Deere Capital Corp.
0.875% due 04/17/2015		$1,965	1,977
JPMorgan Chase & Co.
0.756% due 02/15/2017		6,600	6,610
0.800% due 04/23/2015		25,000	25,070
1.048% due 05/30/2017	GBP	16,800	27,368
1.100% due 10/15/2015		$1,330	1,336
1.443% due 09/01/2015		940	940
3.150% due 07/05/2016		66,291	69,414
3.400% due 06/24/2015		16,700	17,257
3.700% due 01/20/2015		17,400	17,842
4.250% due 10/15/2020		900	964
4.650% due 06/01/2014		9,800	9,869
4.750% due 03/01/2015		56,038	58,170
6.750% due 02/01/2024 (f)		100,000	105,750
JPMorgan Chase Bank N.A.
0.563% due 06/13/2016		74,015	73,676

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.997% due 05/31/2017	EUR	18,500	$25,252
5.375% due 09/28/2016	GBP	7,900	14,279
6.000% due 10/01/2017		$321,000	366,012
KBC Bank NV
8.000% due 01/25/2023		38,800	43,627
Korea Development Bank
3.250% due 03/09/2016		9,800	10,252
4.000% due 09/09/2016		20,000	21,344
4.375% due 08/10/2015		8,000	8,396
Korea Finance Corp.
2.250% due 08/07/2017		50,000	50,988
3.250% due 09/20/2016		21,600	22,733
LBG Capital PLC
3.407% due 03/12/2020	EUR	150	202
7.375% due 03/12/2020		3,415	5,069
7.625% due 12/09/2019	GBP	19,420	33,764
7.625% due 10/14/2020	EUR	16,205	24,154
8.000% due 06/15/2020 (f)		$31,900	34,356
8.500% due 12/17/2021 (f)		55,300	59,456
8.875% due 02/07/2020	EUR	1,900	2,922
9.125% due 07/15/2020	GBP	12,033	21,164
15.000% due 12/21/2019		14,600	35,488
15.000% due 12/21/2019	EUR	11,900	25,066
Leveraged Finance Europe Capital BV
0.810% due 11/15/2017		2,042	2,813
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		$1,193,900	1,636,732
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		7,239	7,743
Morgan Stanley
0.719% due 10/15/2015		500	500
4.100% due 01/26/2015		145,000	149,195
5.375% due 10/15/2015		26,600	28,370
5.550% due 04/27/2017		500	558
6.000% due 05/13/2014		1,480	1,489
6.000% due 04/28/2015		67,567	71,345
Murray Street Investment Trust
4.647% due 03/09/2017		55,300	59,781
National Australia Bank Ltd.
1.185% due 07/25/2014		90,000	90,279
1.600% due 08/07/2015		350	355
National Bank of Canada
1.500% due 06/26/2015		12,600	12,751
2.200% due 10/19/2016		267,100	275,662
Nationwide Building Society
4.650% due 02/25/2015		63,700	65,999
Nomura Holdings, Inc.
5.000% due 03/04/2015		31,000	32,205
Nordea Bank AB
2.250% due 03/20/2015		13,900	14,159
Nordea Eiendomskreditt A/S
0.660% due 04/07/2015		2,000	2,000
Northern Rock Asset Management PLC
5.625% due 06/22/2017		22,700	25,572
Nykredit Realkredit A/S
2.000% due 04/01/2014	DKK	2,600,000	479,762
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		$91,600	102,688
Principal Life Income Funding Trusts
5.550% due 04/27/2015		8,500	8,959
Prudential Covered Trust
2.997% due 09/30/2015		1,955	2,008
Prudential Financial, Inc.
3.875% due 01/14/2015		19,640	20,151
QNB Finance Ltd.
3.125% due 11/16/2015		17,800	18,467
3.375% due 02/22/2017		20,000	20,864
RCI Banque S.A.
2.112% due 04/11/2014		7,800	7,803
3.400% due 04/11/2014		200	200
4.600% due 04/12/2016		500	530
5.625% due 03/13/2015	EUR	7,400	10,649
Realkredit Danmark A/S
2.000% due 04/01/2014	DKK	450,000	83,036
Regions Financial Corp.
5.750% due 06/15/2015		$200	211
7.750% due 11/10/2014		17,042	17,762
Royal Bank of Canada
2.000% due 10/01/2018		40,800	40,873
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		21,322	21,783
7.648% due 09/30/2031 (f)		15,090	16,297
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
9.000% due 06/11/2014		10,000	10,125
Santander Financial Issuances Ltd.
7.250% due 11/01/2015		3,180	3,433
Santander Holdings USA, Inc.
3.000% due 09/24/2015		35,650	36,728
Santander Issuances S.A.U.
5.911% due 06/20/2016		11,040	11,630
7.300% due 07/27/2019	GBP	3,800	6,510

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		$36,000	$36,694
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		94,030	97,791
Shinhan Bank
4.125% due 10/04/2016		25,000	26,741
Skandinaviska Enskilda Banken AB
6.625% due 07/09/2014	GBP	18,400	31,165
SLM Corp.
3.875% due 09/10/2015		$24,759	25,626
4.625% due 09/25/2017		5,000	5,269
5.000% due 04/15/2015		137,758	143,268
5.000% due 12/15/2015 (g)	HKD	16,000	2,116
5.050% due 11/14/2014		$92,651	94,967
5.140% due 06/15/2016		80,000	83,506
5.500% due 01/15/2019		68,600	72,822
6.000% due 01/25/2017		18,960	20,737
6.250% due 01/25/2016		202,135	218,053
8.450% due 06/15/2018		191,600	226,327
8.780% due 09/15/2016	MXN	150,000	11,721
Springleaf Finance Corp.
5.400% due 12/01/2015		$61,809	64,899
5.750% due 09/15/2016		1,200	1,277
6.000% due 10/15/2014		1,054	1,072
6.000% due 11/15/2014		920	932
6.000% due 12/15/2014		419	425
6.900% due 12/15/2017		21,820	24,057
SSIF Nevada LP
0.942% due 04/14/2014		27,500	27,506
Standard Chartered PLC
5.500% due 11/18/2014		225	232
State Bank of India
4.500% due 10/23/2014		600	611
4.500% due 07/27/2015		194,900	201,889
Stone Street Trust
5.902% due 12/15/2015		5,500	5,920
Sumitomo Mitsui Banking Corp.
1.070% due 03/18/2016	GBP	4,600	7,685
Swedbank AB
1.171% due 11/06/2015		20,400	34,221
Temasek Financial Ltd.
4.300% due 10/25/2019		$136,100	149,736
Turkiye Garanti Bankasi A/S
2.737% due 04/20/2016		85,800	84,084
UBS AG
7.250% due 02/22/2022		2,750	3,024
7.625% due 08/17/2022		22,500	26,435
Union Bank N.A.
1.185% due 06/06/2014		17,000	17,028
VTB Bank OJSC Via VTB Capital S.A.
6.465% due 03/04/2015		20,000	20,551
Wachovia Bank N.A.
0.618% due 11/03/2014		148,312	148,537
6.000% due 11/15/2017		600	692
Wachovia Capital Trust
5.570% due 05/01/2014 (f)		121,615	117,510
Wachovia Corp.
5.250% due 08/01/2014		2,900	2,946
Waha Aerospace BV
3.925% due 07/28/2020		130	138
Wells Fargo & Co.
1.250% due 07/20/2016		14,700	14,833
3.676% due 06/15/2016		2,580	2,737
Westpac Banking Corp.
1.172% due 06/03/2014	GBP	8,400	14,021
XLIT Ltd.
5.250% due 09/15/2014		$9,100	9,289

			26,510,080

INDUSTRIALS 1.3%
21st Century Fox America, Inc.
5.300% due 12/15/2014		8,655	8,951
AbbVie, Inc.
0.996% due 11/06/2015		200	202
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		6,000	6,198
America West Airlines Pass-Through Trust
6.870% due 07/02/2018		721	764
Amgen, Inc.
1.875% due 11/15/2014		52,050	52,467
4.850% due 11/18/2014		6,350	6,517
Anglo American Capital PLC
9.375% due 04/08/2014		300	300
AutoZone, Inc.
5.500% due 11/15/2015		10,050	10,807
Aviation Capital Group Corp.
3.875% due 09/27/2016		50,000	51,830
Beam, Inc.
5.375% due 01/15/2016		6,093	6,518
Berry Petroleum Co. LLC
10.250% due 06/01/2014		310	314

4	See Accompanying Notes

March 31, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Boston Scientific Corp.
6.400% due 06/15/2016	$2,000	$2,218
Canadian Natural Resources Ltd.
0.609% due 03/30/2016	9,600	9,600
4.900% due 12/01/2014	4,450	4,581
Cardinal Health, Inc.
6.000% due 06/15/2017	30,000	33,603
Centex Corp.
5.250% due 06/15/2015	4,500	4,736
CGG S.A.
7.750% due 05/15/2017	2,000	2,035
CITIC Resources Finance Ltd.
6.750% due 05/15/2014	17,900	18,001
City of Hope
5.623% due 11/15/2043	30,000	32,043
Con-way, Inc.
7.250% due 01/15/2018	1,800	2,101
ConAgra Foods, Inc.
1.300% due 01/25/2016	4,349	4,380
1.900% due 01/25/2018	15,200	15,089
2.100% due 03/15/2018	2,300	2,291
Continental Airlines Pass-Through Trust
6.820% due 11/01/2019	3,858	4,225
7.707% due 10/02/2022	2,348	2,682
9.000% due 01/08/2018	10,656	12,201
Corp. Nacional del Cobre de Chile
7.500% due 01/15/2019	800	964
Coventry Health Care, Inc.
6.125% due 01/15/2015	7,500	7,820
CRH America, Inc.
8.125% due 07/15/2018	10,000	12,225
CSN Islands Corp.
6.875% due 09/21/2019	19,300	20,265
CSN Resources S.A.
6.500% due 07/21/2020	6,360	6,519
D.R. Horton, Inc.
5.250% due 02/15/2015	10,000	10,363
5.625% due 09/15/2014	3,000	3,064
Daimler Finance North America LLC
0.918% due 08/01/2016	14,700	14,842
1.250% due 01/11/2016	7,730	7,777
1.300% due 07/31/2015	7,326	7,380
1.875% due 09/15/2014	2,940	2,958
3.000% due 03/28/2016	11,610	12,077
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021	3,325	3,890
Deluxe Corp.
5.125% due 10/01/2014	6,200	6,316
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015 ^	5,537	644
DISH DBS Corp.
6.625% due 10/01/2014	112,960	116,066
7.125% due 02/01/2016	120,359	131,793
7.750% due 05/31/2015	119,543	128,359
Domtar Corp.
9.500% due 08/01/2016	30,670	35,721
Dow Chemical Co.
2.500% due 02/15/2016	2,750	2,835
Endo Health Solutions, Inc.
7.000% due 07/15/2019	200	217
Energy Transfer Partners LP
5.950% due 02/01/2015	14,095	14,698
ERAC USA Finance LLC
5.600% due 05/01/2015	2,950	3,101
Express Scripts Holding Co.
2.100% due 02/12/2015	5,025	5,090
3.500% due 11/15/2016	1,810	1,918
Foster’s Finance Corp.
4.875% due 10/01/2014	6,300	6,436
Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015	1,600	1,760
General Mills, Inc.
0.536% due 01/29/2016	3,610	3,615
General Motors Co.
1.000% due 07/31/2099	20,000	0
Georgia-Pacific LLC
7.700% due 06/15/2015	1,150	1,245
Gerdau Holdings, Inc.
7.000% due 01/20/2020	47,200	52,628
Gerdau Trade, Inc.
5.750% due 01/30/2021	10,900	11,227
Hanson Ltd.
6.125% due 08/15/2016	73,000	80,574
HCA, Inc.
6.375% due 01/15/2015	86,014	89,455
6.500% due 02/15/2016	24,598	26,750
7.190% due 11/15/2015	20,191	22,008
7.250% due 09/15/2020	7,603	8,240
7.875% due 02/15/2020	134,416	143,422
8.500% due 04/15/2019	206,351	216,037
9.000% due 12/15/2014	14,723	15,514

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Heathrow Funding Ltd.
2.500% due 06/25/2017	$22,000	$22,273
Hidden Ridge Facility Trustee
5.750% due 01/01/2021	8,826	9,257
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	8,000	8,436
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	5,000	5,105
Johnson & Johnson
0.303% due 11/28/2016	13,800	13,824
Jones Group, Inc.
5.125% due 11/15/2014	44,170	45,219
KB Home
6.250% due 06/15/2015	17,355	18,353
Kinder Morgan, Inc.
5.150% due 03/01/2015	1,900	1,964
Kraft Foods Group, Inc.
1.625% due 06/04/2015	8,080	8,173
Kroger Co.
1.200% due 10/17/2016	2,000	2,003
2.200% due 01/15/2017	3,300	3,378
L Brands, Inc.
5.250% due 11/01/2014	4,496	4,614
Lennar Corp.
5.500% due 09/01/2014	29,500	30,090
5.600% due 05/31/2015	44,986	47,123
Lockheed Martin Corp.
7.650% due 05/01/2016	4,600	5,252
Macy’s Retail Holdings, Inc.
7.875% due 07/15/2015	24,252	26,342
Marks & Spencer PLC
6.250% due 12/01/2017	2,200	2,474
Masco Corp.
4.800% due 06/15/2015	9,000	9,383
Maytag Corp.
5.000% due 05/15/2015	10,000	10,414
McKesson Corp.
0.635% due 09/10/2015	2,800	2,804
3.250% due 03/01/2016	1,250	1,303
MGM Resorts International
6.625% due 07/15/2015	56,753	60,442
6.875% due 04/01/2016	5,000	5,488
7.500% due 06/01/2016	64,783	72,476
10.000% due 11/01/2016	1,800	2,158
Midcontinent Express Pipeline LLC
5.450% due 09/15/2014	4,800	4,865
Mondelez International, Inc.
2.250% due 02/01/2019	1,000	995
4.125% due 02/09/2016	9,835	10,400
NBCUniversal Media LLC
2.100% due 04/01/2014	400	400
New York Times Co.
5.000% due 03/15/2015	26,930	27,772
Nissan Motor Acceptance Corp.
0.786% due 03/03/2017	10,360	10,386
Noble Group Ltd.
4.875% due 08/05/2015	4,300	4,466
Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023	9,757	11,415
7.150% due 04/01/2021	1,116	1,227
Pactiv LLC
8.125% due 06/15/2017	9,800	10,780
Pearson Dollar Finance PLC
5.700% due 06/01/2014	5,000	5,039
Petrobras International Finance Co.
2.875% due 02/06/2015	13,000	13,202
3.875% due 01/27/2016	236,800	243,788
5.750% due 01/20/2020	28,800	30,216
5.875% due 03/01/2018	27,100	29,052
7.875% due 03/15/2019	127,230	145,789
Pioneer Natural Resources Co.
5.875% due 07/15/2016	22,835	25,204
President and Fellows of Harvard College
6.500% due 01/15/2039	1,000	1,328
Quest Diagnostics, Inc.
5.450% due 11/01/2015	1,900	2,031
Reynolds American, Inc.
1.050% due 10/30/2015	3,392	3,391
Rio Tinto Alcan, Inc.
5.000% due 06/01/2015	7,836	8,206
Rohm & Haas Co.
6.000% due 09/15/2017	41,096	46,758
Ryland Group, Inc.
5.375% due 01/15/2015	21,900	22,667
SABMiller Holdings, Inc.
1.850% due 01/15/2015	9,000	9,092
SCA Finans AB
4.500% due 07/15/2015	5,250	5,479
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017	100	104
Tate & Lyle International Finance PLC
5.000% due 11/15/2014	12,000	12,297

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Telefonica Emisiones S.A.U.
3.992% due 02/16/2016	$2,850	$2,991
6.421% due 06/20/2016	8,917	9,880
Thermo Fisher Scientific, Inc.
1.300% due 02/01/2017	1,600	1,592
Thomson Reuters Corp.
1.300% due 02/23/2017	2,800	2,788
Time Warner Cable, Inc.
5.850% due 05/01/2017	1,600	1,800
Toll Brothers Finance Corp.
5.150% due 05/15/2015	10,000	10,450
Transocean, Inc.
4.950% due 11/15/2015	222,300	236,118
UAL Equipment Trust AB
10.850% due 02/19/2015 ^	1,321	665
UAL Pass-Through Trust
10.400% due 05/01/2018	25,278	28,754
UAL Pass-Through Trust AB
9.200% due 03/29/2049 ^	808	409
10.125% due 03/22/2015 ^	5,838	3,524
United Airlines, Inc.
6.750% due 09/15/2015	36,800	37,628
Universal Corp.
6.250% due 12/01/2014	33,000	33,982
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^	9,700	1,116
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018	300	332
Volkswagen International Finance NV
0.835% due 11/20/2014	49,100	49,280
0.857% due 04/01/2014	400	400
1.150% due 11/20/2015	2,200	2,215
2.875% due 04/01/2016	3,775	3,922
WellPoint, Inc.
1.250% due 09/10/2015	5,500	5,539
5.250% due 01/15/2016	6,600	7,094
Whirlpool Corp.
6.500% due 06/15/2016	4,200	4,679
Williams Partners LP
3.800% due 02/15/2015	5,000	5,136
WPP Finance U.K.
5.875% due 06/15/2014	2,400	2,425
Xstrata Finance Canada Ltd.
5.800% due 11/15/2016	1,265	1,394

		3,089,277

UTILITIES 0.8%
AES Corp.
8.000% due 10/15/2017	1,479	1,754
Ameren Corp.
8.875% due 05/15/2014	25,500	25,745
Appalachian Power Co.
4.950% due 02/01/2015	25	26
Arizona Public Service Co.
5.800% due 06/30/2014	125	127
AT&T, Inc.
0.619% due 02/12/2016	3,100	3,108
1.700% due 06/01/2017	2,275	2,297
5.100% due 09/15/2014	1,510	1,542
5.500% due 02/01/2018	3,272	3,696
BellSouth Corp.
5.200% due 09/15/2014	27,800	28,399
BG Energy Capital PLC
2.875% due 10/15/2016	2,625	2,735
BP Capital Markets PLC
0.566% due 11/06/2015	23,500	23,584
0.656% due 11/07/2016	83,200	83,597
3.125% due 10/01/2015	100	104
British Telecommunications PLC
2.000% due 06/22/2015	22,700	23,057
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	35,900	38,951
7.750% due 11/30/2015	1,300	1,422
Constellation Energy Group, Inc.
4.550% due 06/15/2015	3,000	3,131
Dominion Resources, Inc.
5.150% due 07/15/2015	2,930	3,095
Entergy Corp.
3.625% due 09/15/2015	30,100	31,168
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	117,450	121,913
8.125% due 07/31/2014	33,000	33,660
Intergas Finance BV
6.375% due 05/14/2017	990	1,059
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016	710	760
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017	10,000	10,239
Korea Electric Power Corp.
3.000% due 10/05/2015	5,200	5,352
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015	2,500	2,577
6.250% due 06/17/2014	5,700	5,768

See Accompanying Notes	5

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Majapahit Holding BV
7.250% due 06/28/2017		$900	$1,018
8.000% due 08/07/2019		4,600	5,377
Midwest Generation LLC
8.560% due 01/02/2016		85	96
NextEra Energy Capital Holdings, Inc.
7.875% due 12/15/2015		8,000	8,929
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016		49,300	51,025
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		63,810	66,522
Orange S.A.
2.125% due 09/16/2015		2,766	2,813
Petrobras Global Finance BV
2.379% due 01/15/2019		61,100	59,802
2.593% due 03/17/2017		189,800	190,986
3.000% due 01/15/2019		21,020	19,923
3.250% due 03/17/2017		45,200	45,460
Plains All American Pipeline LP
3.950% due 09/15/2015		2,000	2,092
Public Service Electric & Gas Co.
5.000% due 08/15/2014		4,000	4,069
Qtel International Finance Ltd.
3.375% due 10/14/2016		16,100	16,943
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		5,433	5,871
5.500% due 09/30/2014		2,000	2,045
5.832% due 09/30/2016		6,324	6,751
6.750% due 09/30/2019		11,400	13,610
Rosneft Finance S.A.
6.250% due 02/02/2015		5,000	5,150
6.625% due 03/20/2017		10,240	11,021
7.500% due 07/18/2016		65,120	70,817
7.875% due 03/13/2018		4,300	4,827
Shell International Finance BV
3.100% due 06/28/2015		11,675	12,064
Sprint Communications, Inc.
6.000% due 12/01/2016		64,924	71,335
Tokyo Electric Power Co., Inc.
1.500% due 05/30/2014	JPY	293,000	2,832
1.850% due 07/28/2014		223,000	2,157
4.100% due 05/29/2015		184,000	1,821
5.050% due 11/28/2014		50,000	494
Verizon Communications, Inc.
1.763% due 09/15/2016		76,350	78,587
1.984% due 09/14/2018		110,689	116,369
2.500% due 09/15/2016		13,128	13,603
3.000% due 04/01/2016		1,120	1,169
3.650% due 09/14/2018		137,200	146,244
4.500% due 09/15/2020		184,200	200,405

			1,701,093

Total Corporate Bonds & Notes (Cost $28,774,357)			31,300,450

MUNICIPAL BONDS & NOTES 3.9%
ALABAMA 0.1%
Alabama Public School & College Authority Revenue Bonds, Series 2010
5.150% due 09/01/2027		100,000	110,304

ARIZONA 0.0%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035		10,000	11,034

CALIFORNIA 1.8%
Alameda Corridor Transportation Authority, California Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029		120	131
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044		61,700	74,436
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049		91,135	117,547
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030		100	121
6.907% due 10/01/2050		74,500	99,922
6.918% due 04/01/2040		60,000	78,096
7.043% due 04/01/2050		144,520	195,054
Burbank, California Electric Revenue Bonds, (BABs), Series 2010
6.323% due 06/01/2040		25,000	27,471
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2029		2,495	2,495
6.000% due 06/01/2035		10,000	9,975
6.125% due 06/01/2038		2,000	1,865
6.125% due 06/01/2043		2,000	2,000
California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 08/15/2051		26,645	27,639
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049		22,400	25,981

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
California Infrastructure & Economic Development Bank Revenue Notes, Series 2008
4.000% due 10/01/2017	$100	$109
California State Department of Water Resources Revenue Notes, Series 2012
1.291% due 12/01/2017	17,000	16,976
1.671% due 12/01/2018	20,000	19,923
1.871% due 12/01/2019	5,000	4,903
2.237% due 12/01/2020	22,355	21,824
2.437% due 12/01/2021	13,155	12,654
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	100,200	134,195
7.350% due 11/01/2039	137,640	185,416
7.500% due 04/01/2034	78,782	106,340
7.550% due 04/01/2039	151,002	209,965
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	332,640	468,454
7.625% due 03/01/2040	12,000	16,762
7.700% due 11/01/2030	18,250	21,835
7.950% due 03/01/2036	75,900	89,397
California State General Obligation Bonds, Series 1996
5.250% due 06/01/2015	20	20
California State General Obligation Bonds, Series 2007
5.000% due 11/01/2032	400	435
5.000% due 11/01/2037	800	851
California State General Obligation Bonds, Series 2012
5.000% due 09/01/2027	200	225
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	150	158
5.950% due 04/01/2016	3,200	3,524
6.200% due 10/01/2019	4,050	4,799
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	32,055	39,990
California State Public Works Board Revenue Bonds, Series 2012
5.000% due 11/01/2026	7,000	7,750
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	15,700	18,429
6.484% due 11/01/2041	3,300	4,015
California State University Revenue Bonds, Series 2012
5.000% due 11/01/2037	6,000	6,509
California Statewide Communities Development Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 08/15/2038	10,000	10,289
California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	20,000	20,001
Calleguas-Las Virgenes Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	6,710	7,407
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035	20,200	20,453
5.000% due 06/01/2038	45,000	45,189
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	27,000	19,988
5.750% due 06/01/2047	67,100	54,307
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	17,200	21,489
Irvine Unified School District, California Special Tax Notes, Series 2011
4.381% due 09/01/2015	400	407
4.931% due 09/01/2016	500	512
5.395% due 09/01/2017	1,000	1,036
5.845% due 09/01/2018	750	780
6.328% due 09/01/2019	500	521
6.578% due 09/01/2020	1,000	1,044
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	12,100	14,148
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	37,075	48,673
6.750% due 08/01/2049	92,300	125,054
Los Angeles Community College District, California General Obligation Bonds, Series 2010
6.680% due 08/01/2036	12,625	16,029
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	69,500	80,649
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	98,565	121,848
7.618% due 08/01/2040	300	386
Los Angeles Department of Airports, California Revenue Bonds, (BABs), Series 2009
6.582% due 05/15/2039	26,775	32,636

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	$58,000	$68,588
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	14,690	15,913
6.603% due 07/01/2050	97,420	129,354
7.000% due 07/01/2041	1,500	1,736
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	50,100	57,457
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2009
5.750% due 07/01/2034	71,985	84,414
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	40,650	52,623
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	59,600	72,114
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	35,600	40,390
5.813% due 06/01/2040	27,000	30,672
Menlo Park, California General Obligation Bonds, Series 1996
5.000% due 08/01/2015	60	60
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
5.906% due 07/01/2025	9,000	9,893
6.538% due 07/01/2039	41,240	45,044
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	200	243
Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	44,000	50,725
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	1,100	1,440
Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
5.580% due 02/01/2040	29,530	32,458
6.400% due 02/01/2044	6,000	7,321
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	42,000	46,918
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	33,000	40,814
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	12,700	14,148
7.021% due 08/01/2040	24,900	27,790
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	24,600	33,250
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.000% due 08/01/2029	20,000	22,379
7.200% due 08/01/2039	35,000	37,879
Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (BABs), Series 2010
6.325% due 08/01/2040	10,000	11,908
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	37,000	39,667
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	50,000	62,232
San Diego Tobacco Settlement Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032	45,855	44,334
San Francisco, California Public Utilities Commission Wastewater Revenue Bonds, (BABs), Series 2010
5.500% due 10/01/2029	9,180	10,245
5.600% due 10/01/2030	9,520	10,700
5.820% due 10/01/2040	19,315	22,139
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.000% due 11/01/2040	8,000	9,558
6.950% due 11/01/2050	10,500	13,967
San Mateo Union High School District, California General Obligation Bonds, (BABs), Series 2010
6.733% due 09/01/2034	15,745	17,230
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, (AGM Insured), Series 2010
7.400% due 09/01/2036	2,000	2,177
Signal Hill Redevelopment Agency, California Tax Allocation Bonds, (FGIC Insured), Series 2006
5.581% due 10/01/2016	70	72
Sonoma County, California Revenue Bonds, (GTD Insured), Series 2010
6.000% due 12/01/2029	15,200	15,864
Southern California Public Power Authority Revenue Bonds, (BABs), Series 2010
5.921% due 07/01/2035	5,000	5,589
5.943% due 07/01/2040	23,100	26,006

6	See Accompanying Notes

March 31, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	$1,000	$1,020
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,140	872
University of California Revenue Bonds, (BABs), Series 2009
5.770% due 05/15/2043	18,700	21,909
6.270% due 05/15/2031	3,445	3,818
6.583% due 05/15/2049	56,400	70,981
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	36,175	42,820
6.296% due 05/15/2050	34,000	39,410
6.548% due 05/15/2048	113,400	140,110
West Contra Costa Unified School District, California General Obligation Bonds, (BABs), Series 2009
8.460% due 08/01/2034	10,615	12,300

		4,249,588

COLORADO 0.0%
Denver, Colorado City & County School District No. 1 Certificates of Participation Bonds, Series 2011
6.220% due 12/15/2026	24,200	27,581
7.017% due 12/15/2037	31,200	39,403
Metro Wastewater Reclamation District, Colorado Revenue Bonds, (BABs), Series 2009
5.518% due 04/01/2024	5,000	5,501

		72,485

CONNECTICUT 0.0%
Naugatuck Borough, Connecticut General Obligation Bonds, (AGM/CR/FGIC Insured), Series 2003
5.910% due 06/01/2033	165	176
Stratford, Connecticut General Obligation Bonds, Series 2013
6.000% due 08/15/2038	3,400	3,779

		3,955

DISTRICT OF COLUMBIA 0.0%
District of Columbia Water & Sewer Authority Revenue Bonds, (BABs), Series 2010
5.522% due 10/01/2044	9,030	10,243

FLORIDA 0.1%
Broward County, Florida Half-Cent Sales Tax Revenue Bonds, (BABs), Series 2010
5.764% due 10/01/2025	15,000	16,509
6.206% due 10/01/2030	15,000	16,379
Florida State General Obligation Bonds, (BABs), Series 2009
5.750% due 06/01/2039	5,000	5,337
Palm Bay, Florida Revenue Bonds, Series 2013
6.315% due 10/01/2040	16,500	18,115
Palm Beach County, Florida Solid Waste Authority Revenue Bonds, Series 2011
5.000% due 10/01/2031	2,900	3,151
Seminole County, Florida Water & Sewer Revenue Bonds, (BABs), Series 2010
6.443% due 10/01/2040	34,600	37,697
Tampa, Florida Revenue Bonds, Series 2012
5.000% due 09/01/2023	700	789
5.000% due 09/01/2025	875	972
5.000% due 09/01/2026	800	875
5.000% due 09/01/2028	1,000	1,086
5.000% due 09/01/2029	1,050	1,123

		102,033

GEORGIA 0.0%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	83,634	93,030

ILLINOIS 0.3%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	76,200	84,269
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	53,520	59,727
6.899% due 12/01/2040	333,265	394,429
Illinois Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035 ^	1,000	20
Illinois State Toll Highway Authority Revenue Bonds, (BABs), Series 2009
5.851% due 12/01/2034	20,000	23,391
6.184% due 01/01/2034	10,800	13,098

		574,934

INDIANA 0.0%
Evansville Redevelopment Authority, Indiana Revenue Bonds, (BABs), Series 2010
6.960% due 02/01/2034	7,630	8,443
Indiana Municipal Power Agency Revenue Bonds, (BABs), Series 2010
5.594% due 01/01/2042	700	739

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (BABs), Series 2010
6.004% due 01/15/2040	$45,000	$51,835

		61,017

IOWA 0.0%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	22,500	25,048
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	38,415	38,483

		63,531

KANSAS 0.0%
Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2028	2,980	3,287
5.000% due 11/15/2029	2,500	2,729
5.000% due 11/15/2032	10,500	11,236
5.000% due 11/15/2034	5,000	5,308

		22,560

LOUISIANA 0.1%
Administrators of the Tulane Educational Fund, Louisiana Revenue Bonds, Series 2013
5.000% due 10/01/2047	10,000	9,260
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	80,000	86,184
Louisiana Gasoline & Fuels Tax Revenue Bonds, (BABs), Series 2009
3.000% due 05/01/2043	2,000	2,004

		97,448

MASSACHUSETTS 0.0%
Commonwealth of Massachusetts Revenue Bonds, (BABs), Series 2010
5.731% due 06/01/2040	6,790	8,118
Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	35,000	39,741
Southbridge Associates LLC, Massachusetts Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	25,700	30,404
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.573% due 05/01/2039	100	110

		78,373

MICHIGAN 0.0%
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2008
7.000% due 10/01/2036 (g)	103	99
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	50,000	55,854
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	295	236

		56,189

MISSOURI 0.0%
Branson Regional Airport Transportation Development District, Missouri Revenue Bonds, Series 2007
6.000% due 07/01/2037 ^	3,350	503

NEBRASKA 0.0%
Nebraska Public Power District Revenue Bonds, (BABs), Series 2010
5.323% due 01/01/2030	600	634
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	10,000	10,984

		11,618

NEVADA 0.2%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	141,200	186,055
Clark County, Nevada General Obligation Bonds, (BABs), Series 2010
7.000% due 07/01/2038	35,000	40,352
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2009
7.013% due 06/01/2039	79,500	87,751
7.100% due 06/01/2039	33,000	36,068
7.263% due 06/01/2034	27,500	29,822
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2010
5.650% due 03/01/2035	4,600	5,015
North Las Vegas, Nevada General Obligation Bonds, (BABs), Series 2010
6.572% due 06/01/2040	33,200	25,655

		410,718

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2019	$11,250	$9,709
0.000% due 02/15/2020	65,775	53,722
0.000% due 02/15/2021	3,000	2,306
New Jersey Economic Development Authority Revenue Bonds, (BABs), Series 2010
6.425% due 12/15/2035	200	216
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	97,005	131,906
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	25,000	27,678
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	14,555	10,994

		236,531

NEW MEXICO 0.0%
New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2012
5.000% due 08/01/2042	8,755	9,099

NEW YORK 0.7%
JPMorgan Chase Putters/Drivers Trust, New York Revenue Bonds, Series 2008
8.478% due 06/15/2031	9,830	12,154
8.755% due 09/15/2029	13,810	16,994
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	5,095	5,912
7.336% due 11/15/2039	1,020	1,425
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
5.989% due 11/15/2030	40,000	46,573
6.089% due 11/15/2040	40,000	48,591
6.548% due 11/15/2031	27,525	33,801
6.648% due 11/15/2039	80,000	100,790
New York City, New York General Obligation Bonds, (BABs), Series 2009
5.985% due 12/01/2036	16,860	19,798
6.435% due 12/01/2035	4,900	5,446
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.698% due 03/01/2027	200	234
5.817% due 10/01/2031	2,500	2,740
6.246% due 06/01/2035	38,255	42,342
6.271% due 12/01/2037	4,000	4,907
New York City, New York General Obligation Bonds, Series 2009
6.491% due 03/01/2021	190	226
New York City, New York General Obligation Bonds, Series 2011
5.000% due 10/01/2029	10,000	11,016
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	70,000	81,780
5.572% due 11/01/2038	60,100	70,362
5.808% due 08/01/2030	20,000	21,775
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	10,000	11,490
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2012
5.000% due 11/01/2024	13,345	15,471
5.000% due 11/01/2026	15,000	17,193
5.000% due 11/01/2032	2,335	2,574
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	73,585	84,209
5.790% due 06/15/2041	65,285	69,611
6.124% due 06/15/2042	75,000	81,335
6.282% due 06/15/2042	52,100	57,478
6.491% due 06/15/2042	18,000	19,949
New York City, New York Water & Sewer System Revenue Bonds, Series 2007
5.000% due 06/15/2038	12,900	13,726
New York City, New York Water & Sewer System Revenue Bonds, Series 2011
5.000% due 06/15/2043	200	211
New York Counties Tobacco Trust Revenue Bonds, Series 2005
6.000% due 06/01/2027	14,225	13,209
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	10,970	11,505
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	28,500	32,267
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	50,200	56,820

See Accompanying Notes	7

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	$14,000	$15,464
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 08/15/2026	5,000	5,674
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 07/01/2023	1,335	1,544
5.000% due 07/01/2025	2,500	2,847
5.000% due 07/01/2026	2,500	2,833
5.000% due 12/15/2026	27,300	31,228
5.000% due 03/15/2027	30,875	34,725
5.000% due 07/01/2027	3,170	3,566
5.000% due 07/01/2028	2,500	2,793
5.000% due 12/15/2028	31,330	35,303
5.000% due 07/01/2029	2,250	2,498
5.000% due 12/15/2029	40,000	44,783
5.000% due 03/15/2030	34,185	37,741
5.000% due 03/15/2031	26,540	29,127
New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,157
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 04/01/2029	10,000	11,112
5.000% due 03/15/2030	5,700	6,319
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	54,300	63,225
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	405	490
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	91,085	104,880
Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	9,200	9,444
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	55,000	51,568
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2027	6,000	6,803

		1,519,038

NORTH CAROLINA 0.0%
North Carolina Medical Care Commission Revenue Bonds, Series 2008
6.000% due 04/01/2038	1,500	1,525
North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2042	12,000	12,706
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	36,300	39,553

		53,784

OHIO 0.3%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	85,277	99,772
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	55,400	61,546
6.270% due 02/15/2050	175	199
7.834% due 02/15/2041	17,400	23,602
8.084% due 02/15/2050	178,660	256,279
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	284,475	229,910
6.500% due 06/01/2047	16,900	14,731
Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	2,980	3,445
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2012
5.000% due 01/01/2038	7,700	8,236
Ohio State University Revenue Bonds, (BABs), Series 2010
4.910% due 06/01/2040	65	70
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	4,600	4,446

		702,236

OREGON 0.0%
Oregon State Department of Administrative Services Certificates of Participation Bonds, (BABs), Series 2010
6.130% due 05/01/2030	16,025	17,219
6.180% due 05/01/2035	18,170	19,652

		36,871

PENNSYLVANIA 0.0%
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	500	512

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	$33,200	$36,686
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	900	1,067

		38,265

RHODE ISLAND 0.0%
Rhode Island Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	178
Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2002
6.125% due 06/01/2032	7,000	7,001

		7,179

SOUTH CAROLINA 0.0%
South Carolina State Public Service Authority Revenue Bonds, Series 2012
5.000% due 12/01/2043	5,000	5,242

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	6,025	7,169

TEXAS 0.1%
Austin Trust, Texas Revenue Bonds, Series 2008
8.823% due 08/15/2030	6,595	7,485
Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	30,000	33,268
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
5.999% due 12/01/2044	140	173
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	14,500	17,350
Dallas County, Texas Hospital District General Obligation Bonds, (BABs), Series 2009
6.171% due 08/15/2034	500	546
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.346% due 04/01/2040	11,830	12,020
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2010
8.410% due 02/01/2030	18,600	21,090
San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2029	6,000	6,612
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	9,600	11,661
6.308% due 02/01/2037	40,400	44,589
San Antonio, Texas General Obligation Bonds, (BABs), Series 2010
6.038% due 08/01/2040	10,500	11,525
Texas Transportation Commission Revenue Bonds, Series 2010
5.178% due 04/01/2030	44,550	50,942
Victoria, Texas General Obligation Bonds, (BABs), Series 2009
6.124% due 08/15/2030	1,000	1,077

		218,338

UTAH 0.0%
Utah Transit Authority Revenue Bonds, (BABs), Series 2010
5.705% due 06/15/2040	700	732

WASHINGTON 0.0%
Port of Seattle, Washington Revenue Bonds, Series 2009
7.000% due 05/01/2036	11,820	13,329
Washington Biomedical Research Facilities Revenue Bonds, (BABs), Series 2010
6.516% due 07/01/2042	1,000	1,217
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,000	1,132
Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	2,450	2,176

		17,854

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	155,130	123,432

WISCONSIN 0.0%
Milwaukee Redevelopment Authority, Wisconsin Revenue Bonds, Series 2007
5.650% due 08/01/2037 ^	1,250	450

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Wisconsin State Revenue Bonds, (AGM Insured), Series 2008
5.050% due 05/01/2018	$82,300	$90,429

		90,879

Total Municipal Bonds & Notes (Cost $8,186,568)		9,096,212

U.S. GOVERNMENT AGENCIES 20.5%
Bolivia Government AID Bond
0.376% due 02/01/2019	2,330	2,193
Fannie Mae
0.000% due 04/25/2018 - 03/25/2036 (b)	4,384	4,003
0.000% due 10/09/2019	13,300	11,468
0.214% due 07/25/2037	454	437
0.254% due 01/25/2021	39	39
0.274% due 03/25/2034	148	146
0.284% due 03/25/2036	3,247	3,066
0.304% due 08/25/2034	150	148
0.354% due 05/25/2035 - 10/27/2037	102,937	102,691
0.394% due 06/25/2032	23	23
0.404% due 05/25/2037	281	280
0.454% due 12/25/2028 - 03/25/2037	3,531	3,526
0.464% due 04/25/2037	86,368	86,259
0.474% due 06/25/2037	12	12
0.504% due 08/25/2033 - 03/25/2044	25,010	24,990
0.514% due 03/25/2037	85	85
0.534% due 07/25/2037	2,640	2,644
0.554% due 06/25/2029 - 11/25/2036	4,814	4,816
0.556% due 04/18/2028	75	76
0.564% due 09/25/2035	22,842	22,910
0.599% due 02/25/2037	12,266	12,274
0.604% due 08/25/2021 - 12/25/2041	67,489	67,801
0.606% due 10/18/2030	491	496
0.650% due 02/27/2017	1,870	1,855
0.654% due 03/25/2017 - 05/25/2040	50,083	50,351
0.661% due 08/25/2022 (a)	79,019	3,242
0.704% due 06/25/2018 - 09/25/2041	957	965
0.706% due 12/18/2031	115	117
0.734% due 08/25/2037 - 06/25/2041	25,376	25,555
0.754% due 08/25/2022	5	5
0.784% due 05/25/2040	3,719	3,752
0.804% due 10/25/2023 - 03/25/2024	1,032	1,047
0.854% due 10/25/2037 - 06/25/2040	23,915	24,253
0.874% due 06/25/2037	14,346	14,514
0.875% due 08/28/2017 - 05/21/2018	1,174,155	1,153,960
0.884% due 06/25/2040	60,743	61,456
0.887% due 11/01/2021	5,965	5,968
0.894% due 03/25/2040	6,950	7,056
0.904% due 03/25/2038 - 06/25/2040	32,730	33,206
0.954% due 01/25/2022	14	15
0.974% due 12/25/2039	1,425	1,437
0.984% due 01/25/2022	38	39
1.004% due 12/25/2021	19	20
1.054% due 04/25/2032	22	23
1.125% due 04/27/2017 (i)	777,100	781,637
1.154% due 04/25/2023	128	131
1.179% due 04/01/2027	23	24
1.329% due 10/01/2044	9,789	10,109
1.332% due 07/01/2042 - 10/01/2044	21,177	21,719
1.333% due 12/01/2044	3,521	3,594
1.375% due 01/01/2021	5	5
1.382% due 09/01/2041	11,097	11,593
1.532% due 10/01/2030 - 10/01/2040	3,761	3,934
1.605% due 06/01/2035	1,080	1,151
1.625% due 11/27/2018	500	499
1.660% due 04/01/2027	26	27
1.700% due 02/01/2023	44	45
1.709% due 09/01/2022	61	62
1.742% due 06/01/2023	63	64
1.744% due 05/01/2023	94	96
1.750% due 02/01/2020 - 02/01/2022	86	87
1.763% due 09/01/2035	76	79
1.770% due 06/01/2030	28	29
1.780% due 03/01/2035	40	41
1.795% due 11/01/2023	14	14
1.862% due 02/01/2035	2,097	2,187

8	See Accompanying Notes

March 31, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.875% due 09/18/2018 - 12/01/2020	$136,288	$137,602
1.895% due 11/01/2031	105	106
1.897% due 02/01/2034	51	53
1.908% due 10/01/2034	198	208
1.915% due 02/01/2035	2,341	2,489
1.917% due 10/01/2034	1,055	1,121
1.925% due 03/01/2034	5,932	6,307
1.926% due 10/01/2034	974	1,035
1.961% due 01/01/2035	4,710	5,042
1.977% due 12/01/2034	141	148
1.979% due 01/01/2035	7,005	7,416
1.980% due 02/01/2035	260	277
1.984% due 11/01/2035	2,200	2,325
1.985% due 11/01/2034	904	967
1.996% due 12/01/2034	22	23
2.004% due 12/01/2024	9	9
2.011% due 12/01/2034	117	123
2.029% due 11/01/2035	190	198
2.033% due 07/01/2019	32	32
2.034% due 10/01/2020 - 01/01/2035	106	113
2.038% due 04/01/2036	187	198
2.040% due 11/01/2034	1,577	1,655
2.047% due 01/01/2035	5,005	5,345
2.050% due 09/01/2034	716	750
2.058% due 08/01/2025	643	690
2.059% due 01/01/2036	12	13
2.061% due 06/01/2021	164	172
2.075% due 08/01/2035	269	284
2.077% due 11/01/2023	19	20
2.081% due 09/01/2035	4,805	5,043
2.110% due 05/01/2024	8	9
2.127% due 10/01/2024	39	40
2.137% due 10/01/2019	50	53
2.146% due 11/01/2032	41	44
2.153% due 11/01/2019	26	26
2.172% due 07/01/2024	67	69
2.174% due 09/01/2035	43	46
2.176% due 08/01/2032	33	34
2.178% due 05/01/2030	5	5
2.190% due 12/01/2023 - 11/01/2025	176	187
2.199% due 12/01/2034	794	841
2.213% due 03/01/2033	78	82
2.216% due 12/01/2033	342	363
2.220% due 07/01/2019 - 05/01/2036	732	784
2.222% due 10/01/2035	822	876
2.225% due 05/01/2035	121	129
2.230% due 09/01/2023	94	98
2.233% due 09/01/2024 - 02/01/2035	3,132	3,318
2.234% due 11/01/2034	32	34
2.237% due 11/01/2035	6,935	7,295
2.238% due 12/01/2034	19	21
2.240% due 04/01/2033 - 03/01/2035	10,970	11,648
2.245% due 03/01/2025 - 11/01/2025	368	389
2.250% due 01/01/2020 - 09/01/2036	609	649
2.253% due 09/01/2024	98	100
2.255% due 08/01/2027 - 12/01/2034	801	860
2.259% due 04/01/2034	7	7
2.260% due 11/01/2025 - 08/01/2033	309	331
2.265% due 09/01/2029	3	3
2.266% due 05/01/2034	288	305
2.269% due 12/01/2022	17	18
2.273% due 09/01/2035	244	256
2.277% due 09/01/2033 - 12/01/2033	746	784
2.278% due 09/01/2033	61	65
2.280% due 08/01/2026	58	62
2.282% due 05/01/2025	112	120
2.285% due 10/01/2034 - 02/01/2035	4,001	4,262
2.286% due 01/01/2036	430	457
2.291% due 01/01/2026	108	116
2.300% due 10/01/2024 - 01/01/2036	17,202	17,818
2.302% due 07/01/2021	16	17
2.308% due 07/01/2035	36	39
2.310% due 08/01/2022 - 02/01/2036	75,173	72,507
2.314% due 07/01/2033	9	9
2.315% due 11/01/2023	105	106
2.319% due 11/01/2035	3,400	3,606
2.320% due 06/01/2023 - 07/01/2035	98	103

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.325% due 12/01/2023 - 06/01/2035	$1,433	$1,525
2.327% due 04/01/2027	25	27
2.332% due 09/01/2035	114	122
2.335% due 06/01/2035	4,617	4,909
2.339% due 05/01/2026	27	29
2.340% due 11/01/2025	15	16
2.344% due 06/01/2030	66	67
2.345% due 07/01/2026 - 12/01/2036	5,605	6,076
2.346% due 08/01/2035	1,763	1,887
2.348% due 08/01/2035	557	593
2.352% due 08/01/2035	3,990	4,246
2.362% due 12/01/2035	5	6
2.369% due 09/01/2037	49	52
2.371% due 07/01/2034	18	19
2.374% due 09/01/2035	736	792
2.375% due 04/01/2017 - 03/01/2024	15	16
2.377% due 07/01/2020	35	35
2.382% due 08/01/2035 - 09/01/2035	1,252	1,336
2.385% due 06/01/2035	2,937	3,113
2.392% due 10/01/2035	614	656
2.395% due 12/01/2025	207	223
2.398% due 01/01/2037	148	159
2.400% due 11/01/2034	1,148	1,227
2.403% due 05/01/2037	23	24
2.411% due 05/01/2030	6	6
2.415% due 08/01/2035	30	32
2.419% due 03/01/2036	313	330
2.420% due 02/01/2019 - 05/01/2035	9,877	10,470
2.425% due 08/01/2031	106	109
2.431% due 05/01/2033	121	127
2.433% due 02/01/2028	24	25
2.434% due 06/01/2034	10	10
2.437% due 01/01/2035	1,001	1,065
2.440% due 06/01/2025 - 12/01/2033	733	783
2.443% due 04/01/2034	155	164
2.447% due 03/01/2034	3,880	4,102
2.449% due 04/01/2038	14	15
2.450% due 04/01/2024 - 10/01/2027	191	195
2.460% due 08/01/2022 - 02/01/2036	17,937	17,422
2.471% due 06/01/2035	73	79
2.475% due 05/01/2022	3	3
2.482% due 01/01/2037	82	88
2.485% due 11/01/2034	2,439	2,602
2.486% due 05/01/2035	5,669	6,067
2.487% due 08/01/2027	65	70
2.500% due 02/01/2024	15	16
2.501% due 08/01/2035	410	437
2.504% due 01/01/2036	342	365
2.516% due 08/01/2023	30	30
2.527% due 07/01/2017 - 07/01/2034	2,339	2,493
2.530% due 10/01/2022	17,566	17,078
2.538% due 06/01/2033	78	83
2.542% due 10/01/2023	14	15
2.547% due 07/01/2035	1,592	1,702
2.550% due 05/01/2035	1,741	1,859
2.555% due 12/01/2023	27	29
2.577% due 09/01/2035	551	588
2.580% due 03/01/2035	39	40
2.585% due 11/01/2023	11	11
2.602% due 11/01/2024	644	677
2.615% due 12/01/2017	212	226
2.631% due 03/01/2036	258	275
2.633% due 09/01/2017 - 12/01/2030	183	189
2.640% due 06/01/2022 - 12/01/2027	8,171	8,054
2.641% due 04/01/2018	70	72
2.657% due 10/01/2026	8	8
2.660% due 08/01/2022	5,132	5,039
2.665% due 07/01/2022	5,822	5,731
2.670% due 08/01/2022	20,579	20,232
2.680% due 02/01/2022 - 06/01/2022	27,676	27,265
2.722% due 04/01/2026	12	12
2.725% due 12/01/2026	10	11
2.734% due 09/01/2019	298	307
2.740% due 08/01/2022	12,200	12,055
2.748% due 05/01/2023	135	139
2.750% due 01/01/2018 - 09/01/2022	11,615	11,388
2.764% due 04/01/2035	1,640	1,741
2.769% due 02/01/2028	215	224

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.770% due 06/01/2015 - 06/01/2022	$14,034	$13,935
2.780% due 06/01/2022 - 08/01/2022	15,160	15,046
2.790% due 07/01/2022	4,375	4,346
2.800% due 03/01/2018 - 08/01/2022	12,517	12,470
2.804% due 03/01/2023	96	99
2.820% due 04/01/2022 - 07/01/2022	23,993	23,949
2.825% due 02/01/2020	16	17
2.830% due 07/01/2022	3,623	3,612
2.850% due 05/01/2022	2,125	2,126
2.864% due 06/01/2035	594	633
2.870% due 03/01/2022 - 09/01/2027	197,403	182,772
2.875% due 10/01/2024 - 11/01/2027	41	44
2.894% due 02/01/2033	1	1
2.900% due 06/01/2020 - 05/01/2022	6,897	6,936
2.920% due 03/01/2022 - 06/01/2022	27,700	27,614
2.940% due 06/01/2022	8,264	8,327
2.960% due 05/01/2022 - 07/01/2022	6,950	6,999
2.965% due 09/01/2021	5	5
2.975% due 06/01/2019	1	1
2.990% due 06/01/2022	17,000	17,063
3.000% due 10/01/2020 - 04/01/2029	1,593,756	1,638,163
3.025% due 11/01/2022	11	11
3.040% due 04/01/2022	3,135	3,151
3.043% due 05/01/2022	8,748	8,894
3.050% due 10/01/2020	13	13
3.061% due 08/01/2022	406	412
3.063% due 02/01/2021	26	26
3.120% due 04/01/2022	6,592	6,733
3.140% due 11/01/2021	8,651	8,879
3.147% due 10/01/2027	108	114
3.156% due 05/01/2022	591	609
3.193% due 02/01/2021	29	30
3.330% due 11/01/2021 - 12/01/2021	35,035	36,292
3.375% due 03/01/2023	59	62
3.380% due 11/01/2021 - 12/01/2023	48,259	49,326
3.416% due 10/01/2020	405	424
3.420% due 11/01/2021	5,415	5,647
3.434% due 03/01/2022	66,603	69,462
3.450% due 01/01/2024	26,471	27,120
3.455% due 08/01/2027	285	307
3.457% due 07/01/2024	38	40
3.500% due 05/01/2014 - 04/01/2044	3,103,032	3,249,231
3.570% due 11/01/2021	2,809	3,009
3.614% due 12/01/2020	294	309
3.830% due 07/01/2021	300	319
3.840% due 05/01/2018	350	379
3.963% due 09/01/2028	78	82
3.980% due 07/01/2021	45,500	48,861
3.996% due 02/25/2033	999	819
4.000% due 07/01/2015 - 04/01/2044	7,615,623	7,951,871
4.250% due 05/01/2016	11,631	12,261
4.295% due 11/01/2021	29	29
4.368% due 02/01/2028	14	15
4.375% due 06/01/2021	565	620
4.397% due 12/01/2036	434	462
4.500% due 01/01/2018 - 05/01/2044	10,573,742	11,300,183
4.501% due 07/01/2019	33,527	37,135
4.532% due 09/01/2034	383	408
4.661% due 03/01/2023	235	253
4.918% due 07/01/2035	414	447
4.981% due 06/01/2035	695	747
4.999% due 03/01/2024	11	11
5.000% due 05/11/2017 - 05/01/2044	1,921,425	2,105,801
5.030% due 05/01/2024	2,167	2,360
5.063% due 10/01/2035	541	583
5.074% due 09/01/2035	12	13
5.087% due 08/01/2035	849	918
5.090% due 12/01/2035	581	626
5.114% due 11/01/2035	503	542
5.120% due 05/01/2035	78	84
5.128% due 11/01/2035	1,363	1,468
5.132% due 02/01/2016	133	141
5.134% due 09/01/2035	758	818
5.193% due 08/01/2035	777	838
5.199% due 07/01/2035	889	959
5.208% due 11/01/2035	576	602

See Accompanying Notes	9

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.209% due 12/01/2035	$133	$143
5.216% due 06/01/2029	26	27
5.228% due 11/01/2035	2	2
5.235% due 07/01/2035	483	520
5.282% due 09/01/2035	1,073	1,158
5.285% due 10/01/2035	1,037	1,121
5.288% due 10/01/2035	1,010	1,090
5.290% due 11/25/2033 - 01/01/2036	751	810
5.309% due 08/01/2035	766	827
5.310% due 08/25/2033	423	428
5.360% due 09/01/2035 - 11/01/2035	1,126	1,217
5.370% due 08/25/2043	375	383
5.375% due 06/12/2017	144,300	163,559
5.385% due 10/01/2035	499	539
5.440% due 03/01/2036	696	751
5.499% due 10/01/2035	116	125
5.500% due 06/01/2017 - 04/01/2044	3,378,643	3,737,143
5.518% due 12/01/2035	716	773
5.590% due 02/01/2036	1,132	1,222
5.680% due 03/01/2036	633	683
5.689% due 06/01/2036	92	92
5.750% due 12/20/2027 - 08/25/2034	1,502	1,658
5.759% due 04/01/2036	2	2
5.785% due 09/01/2037	4	4
5.790% due 10/01/2017	367	410
5.797% due 09/01/2014	100	101
5.802% due 03/01/2036	748	809
5.916% due 02/25/2037 (a)	70	9
5.942% due 12/25/2042	15,539	17,545
5.946% due 06/25/2037 (a)	1,659	190
6.000% due 04/01/2014 - 10/25/2044	1,715,199	1,912,848
6.046% due 03/25/2039 (a)	59,901	11,028
6.058% due 09/01/2036	11	12
6.096% due 05/25/2037 - 01/25/2040 (a)	4,027	572
6.160% due 08/01/2017	141	153
6.250% due 07/01/2024 - 02/25/2029	592	663
6.290% due 02/25/2029	231	245
6.300% due 10/17/2038	2,369	2,419
6.346% due 02/25/2037 (a)	93	16
6.394% due 10/25/2042	15,762	17,563
6.396% due 07/25/2036 (a)	1,949	315
6.446% due 12/25/2036 - 06/25/2037 (a)	1,727	168
6.486% due 12/25/2036 (a)	686	101
6.496% due 07/25/2037 (a)	1,729	239
6.500% due 06/01/2015 - 02/25/2047	52,481	58,866
6.606% due 05/25/2037 (a)	134	21
6.750% due 10/25/2023	119	133
6.900% due 05/25/2023	15	17
6.969% due 08/25/2037	142	160
7.000% due 05/01/2014 - 01/25/2048	10,357	11,562
7.250% due 01/01/2023	49	54
7.346% due 09/25/2038 (a)	1,179	154
7.375% due 05/25/2022	380	440
7.500% due 10/01/2014 - 07/25/2041	2,416	2,653
7.750% due 01/25/2022	432	470
7.780% due 01/01/2018	1,798	1,875
7.800% due 10/25/2022 - 06/25/2026	101	117
8.000% due 06/01/2015 - 08/01/2032	7,646	8,993
8.000% due 08/18/2027 (a)	4	1
8.060% due 04/01/2030	1,519	1,788
8.080% due 04/01/2030	839	881
8.490% due 06/01/2025	707	754
8.500% due 06/01/2017 - 07/01/2037	1,820	2,091
8.500% due 01/01/2018 (a)	1	0
8.574% due 03/25/2039	8	9
8.750% due 01/25/2021	55	62
9.000% due 04/01/2017 - 11/01/2025	563	641
9.000% due 06/25/2022 (a)	18	4
9.250% due 04/25/2018	6	7
9.300% due 05/25/2018 - 08/25/2019	19	21
9.500% due 01/01/2018 - 03/01/2026	276	307
9.740% due 09/25/2028	56	59
9.806% due 11/25/2040	1	1
10.000% due 08/01/2017 - 05/01/2022	44	47

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
10.500% due 12/01/2016 - 04/01/2022	$2	$1
11.000% due 11/25/2017 - 11/01/2020	15	17
903.213% due 08/25/2021 (a)	0	2
1,000.000% due 04/25/2022 (a)	0	2
FDIC Structured Sale Guaranteed Notes
0.655% due 11/29/2037	10,359	10,351
2.980% due 12/06/2020	4,771	4,962
Federal Housing Administration
6.896% due 07/01/2020	4,288	4,164
7.110% due 05/01/2019	686	686
7.315% due 08/01/2019	2,066	2,006
7.350% due 04/01/2019	10	10
7.375% due 02/01/2018	74	72
7.430% due 10/01/2018 - 05/01/2024	2,984	2,913
7.450% due 05/01/2021	1,558	1,522
7.460% due 01/01/2023	14	14
7.465% due 11/01/2019	1,042	1,041
Freddie Mac
0.194% due 12/25/2036	7,341	7,305
0.305% due 07/15/2019 - 08/15/2019	4,497	4,498
0.395% due 05/15/2036	15	15
0.405% due 07/15/2034	410	412
0.414% due 08/25/2031	399	390
0.455% due 02/15/2037	8	8
0.495% due 02/15/2037	61	61
0.505% due 12/15/2029	69	69
0.555% due 06/15/2018 - 05/15/2041	20,349	20,385
0.605% due 06/15/2023 - 12/15/2031	136	137
0.655% due 06/15/2030 - 12/15/2032	147	149
0.705% due 01/15/2042	193	194
0.725% due 06/15/2041 - 07/15/2041	25,086	25,226
0.735% due 05/15/2032 - 07/15/2037	8,736	8,831
0.750% due 01/12/2018	1,038,100	1,015,508
0.765% due 07/15/2037	1,383	1,395
0.825% due 08/15/2037	9,130	9,204
0.855% due 08/15/2037	3,028	3,063
0.865% due 10/15/2037	4,601	4,655
0.875% due 03/07/2018 - 09/15/2037	389,325	381,934
0.885% due 05/15/2040	64	64
0.905% due 08/15/2036	108	110
1.000% due 03/08/2017 - 09/29/2017	2,412,950	2,415,779
1.005% due 11/15/2039	136	137
1.154% due 05/25/2043	7,528	7,708
1.155% due 02/15/2021	8	8
1.250% due 05/12/2017 - 10/02/2019	2,322,400	2,253,979
1.332% due 10/25/2044 - 02/25/2045	33,319	33,700
1.370% due 10/25/2023	92	90
1.532% due 07/25/2044	3,967	4,019
1.555% due 12/25/2018 (a)	291,782	18,355
1.625% due 04/01/2017 - 06/01/2017	2	2
1.663% due 06/25/2020 (a)	18,863	1,466
1.680% due 01/01/2022	35	35
1.750% due 05/30/2019	32,600	32,356
1.823% due 10/01/2023	30	31
1.858% due 03/01/2024	58	62
1.875% due 12/01/2016	24	24
1.880% due 10/25/2023	460	478
1.898% due 06/01/2022	6	6
1.945% due 02/01/2037	19	20
2.000% due 09/01/2018	29	29
2.015% due 05/01/2023 - 09/01/2035	132	137
2.040% due 10/01/2022	26	26
2.081% due 05/01/2037	351	371
2.111% due 07/01/2023	27	28
2.119% due 03/01/2035	1,128	1,192
2.122% due 09/01/2035	30	31
2.125% due 02/01/2018	20	20
2.140% due 05/01/2020	24	24
2.153% due 12/01/2026	306	318
2.160% due 06/01/2033	192	203
2.189% due 09/01/2023	101	101
2.190% due 07/01/2024	52	54
2.200% due 04/01/2036	644	685
2.210% due 07/01/2020	76	76
2.221% due 12/01/2022	4	4
2.222% due 07/01/2032	1	1

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.235% due 07/01/2022	$63	$63
2.250% due 01/01/2019 - 01/01/2036	71	74
2.265% due 11/01/2026	161	169
2.267% due 10/01/2035	439	470
2.288% due 11/01/2023	111	118
2.304% due 04/01/2025	6	6
2.305% due 06/01/2022	192	200
2.307% due 04/01/2025	1	1
2.311% due 04/01/2024 - 04/01/2025	310	329
2.312% due 06/01/2021	162	171
2.314% due 08/01/2023	61	64
2.323% due 10/25/2018	15	15
2.324% due 09/01/2028	1	1
2.329% due 06/01/2022	53	54
2.335% due 06/01/2024	212	226
2.336% due 10/01/2026	174	186
2.340% due 02/01/2025	10	11
2.345% due 08/01/2035	388	415
2.349% due 07/01/2024	41	44
2.354% due 08/01/2023	218	228
2.358% due 01/01/2037	141	151
2.359% due 11/01/2035	9,498	10,126
2.360% due 09/01/2023	19	20
2.361% due 02/01/2023 - 10/01/2035	10,719	11,426
2.362% due 05/01/2023 - 09/01/2035	3,710	3,934
2.365% due 05/01/2022 - 11/01/2023	236	246
2.366% due 02/01/2036	346	367
2.369% due 07/01/2025 - 01/01/2034	3,356	3,555
2.374% due 04/01/2029	80	83
2.375% due 01/13/2022 - 08/01/2035	719,500	708,888
2.386% due 09/01/2023	300	320
2.389% due 05/01/2023	34	35
2.395% due 01/01/2035	191	193
2.396% due 05/01/2027	12	13
2.398% due 10/01/2035	14,756	15,657
2.402% due 10/01/2024	48	51
2.403% due 09/01/2035	171	181
2.404% due 07/01/2023	58	58
2.418% due 08/01/2035	23	25
2.420% due 10/01/2035	7,222	7,754
2.425% due 10/01/2023	125	133
2.428% due 08/01/2023 - 02/01/2026	784	840
2.451% due 02/01/2037	13	14
2.461% due 06/01/2035	23,278	24,846
2.464% due 06/01/2037	24	25
2.468% due 10/01/2024	14	15
2.472% due 03/01/2035	17	18
2.480% due 02/01/2021	4	4
2.481% due 10/01/2023	39	39
2.482% due 07/01/2027 - 01/01/2028	30	32
2.491% due 09/01/2037	16	17
2.492% due 10/01/2020	4	4
2.493% due 05/01/2037	90	96
2.494% due 09/01/2023	210	221
2.495% due 10/01/2035 - 05/01/2037	13,755	14,600
2.500% due 12/01/2023	86	89
2.503% due 08/01/2035	141	151
2.513% due 07/01/2035	5,051	5,408
2.530% due 01/01/2019 - 07/01/2033	38	38
2.531% due 01/01/2024	14	14
2.533% due 07/01/2030	493	512
2.543% due 10/01/2023	63	64
2.554% due 12/01/2037	113	122
2.559% due 04/01/2036	5	5
2.568% due 07/01/2036	6	6
2.606% due 07/01/2035	5,461	5,849
2.618% due 11/01/2034	331	354
2.620% due 05/01/2036	339	360
2.628% due 08/01/2023	31	31
2.643% due 07/01/2032	59	63
2.670% due 06/01/2030	313	335
2.725% due 05/01/2021	416	428
2.746% due 03/01/2021	183	185
2.756% due 07/01/2019	87	88
2.780% due 10/01/2020	17	16
2.788% due 06/01/2020	43	43
2.856% due 03/01/2022	323	342
2.880% due 05/01/2020	8	8
2.917% due 12/01/2018	130	130
2.952% due 05/01/2018	69	69
2.968% due 07/01/2019	2	2

10	See Accompanying Notes

March 31, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.987% due 04/01/2029	$19	$19
2.996% due 08/15/2032	2,740	2,874
3.000% due 03/01/2027	42	43
3.075% due 01/01/2019	1	1
3.105% due 05/01/2018	28	29
3.137% due 01/01/2021	16	16
3.202% due 05/01/2018	93	94
3.250% due 05/01/2023	7	8
3.500% due 09/01/2018 - 08/15/2042	20,147	17,517
3.750% due 03/27/2019	207,500	226,658
4.000% due 09/15/2018 - 05/01/2044	465,989	481,865
4.500% due 03/01/2018 - 05/01/2044	1,999,929	2,127,277
4.822% due 10/01/2035	205	221
4.996% due 10/01/2035	502	539
5.000% due 10/01/2016 - 07/01/2040	49,787	53,346
5.305% due 12/01/2035	887	958
5.426% due 11/01/2035	451	486
5.500% due 08/23/2017 - 07/01/2047	295,197	325,501
5.508% due 03/01/2036	364	377
5.579% due 02/01/2038	5	5
5.784% due 04/01/2036	458	495
5.950% due 06/15/2028	25,006	27,566
6.000% due 04/01/2014 - 05/01/2040	455,701	505,773
6.095% due 02/15/2038 (a)	1,230	174
6.145% due 05/15/2039 (a)	994	152
6.250% due 12/15/2028	398	438
6.295% due 03/15/2037 (a)	518	83
6.345% due 08/15/2036 (a)	408	69
6.425% due 09/15/2036 (a)	562	93
6.495% due 11/15/2036 (a)	22,415	3,501
6.500% due 06/01/2014 - 10/25/2043	112,662	124,940
6.950% due 07/15/2021 - 08/15/2021	43	48
7.000% due 03/01/2017 - 10/25/2043	18,989	21,559
7.000% due 09/15/2023 (a)	8	2
7.400% due 02/01/2021	299	299
7.500% due 02/01/2016 - 11/01/2037	7,134	8,210
7.645% due 05/01/2025	6,089	6,821
7.800% due 09/15/2020	3	3
8.000% due 08/01/2016 - 06/01/2030	1,232	1,404
8.250% due 06/15/2022	82	94
8.500% due 07/01/2014 - 06/01/2030	765	863
8.750% due 12/15/2020	40	46
8.843% due 11/15/2033	986	1,061
8.900% due 11/15/2020	211	236
9.000% due 08/01/2016 - 07/01/2030	252	283
9.000% due 05/01/2022 (a)	1	0
9.250% due 07/01/2017	1	1
9.500% due 09/01/2016 - 12/01/2022	166	181
9.590% due 01/15/2041	41,643	42,138
10.000% due 06/01/2017 - 03/01/2021	9	10
10.500% due 10/01/2017 - 01/01/2021	4	4
11.000% due 07/25/2018 - 05/01/2020	1	2
11.576% due 09/15/2041	25	27
12.735% due 02/15/2041	6	6
20.274% due 05/15/2033	621	833
37.710% due 08/15/2037	1,591	2,982
884.500% due 01/15/2021 (a)	0	1
1,007.500% due 02/15/2022 (a)	0	1
Ginnie Mae
0.457% due 05/20/2037	30,394	30,381
0.555% due 06/16/2031 - 03/16/2032	257	257
0.605% due 11/16/2029 - 10/16/2030	240	242
0.655% due 02/16/2030 - 04/16/2032	1,311	1,322
0.705% due 12/16/2025	42	42
0.755% due 02/16/2030	1,036	1,046
0.805% due 02/16/2030	449	455
1.070% due 02/20/2060	45,989	46,510
1.107% due 03/20/2031	69	70
1.357% due 11/16/2043 (a)	162,326	11,304
1.625% due 02/20/2017 - 07/20/2034	57,521	59,848

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.000% due 05/20/2017 - 08/20/2030	$9,574	$10,003
2.125% due 01/20/2025	11	11
2.500% due 06/20/2021 - 04/20/2041	12,355	12,692
3.000% due 12/20/2018 - 06/20/2025	148	154
3.500% due 12/20/2017 - 12/20/2020	63	65
3.950% due 07/15/2025	113	118
4.000% due 12/20/2015 - 05/20/2041	4,387	4,380
4.500% due 11/16/2028 - 01/15/2041	2,583	2,789
4.750% due 07/20/2035	2,226	2,396
5.000% due 02/20/2031 - 04/01/2044	44,858	49,130
5.196% due 10/16/2037	435	449
5.244% due 04/16/2038	758	775
5.500% due 05/20/2017 - 03/16/2034	1,696	1,921
6.000% due 04/20/2014 - 12/20/2041	17,572	19,734
6.250% due 03/16/2029	263	297
6.445% due 07/16/2031 - 08/16/2033 (a)	1,854	324
6.500% due 11/15/2023 - 09/20/2038	20,666	22,896
6.750% due 06/20/2028 - 10/16/2040	6,305	6,772
7.000% due 08/15/2014 - 10/15/2034	2,666	3,017
7.500% due 11/20/2017 - 02/15/2035	1,892	2,215
7.750% due 08/20/2025 - 12/15/2040	1,488	1,578
8.000% due 01/15/2017 - 10/20/2031	619	696
8.250% due 04/15/2020	26	29
8.300% due 06/15/2019	8	9
8.500% due 07/15/2016 - 04/15/2031	422	477
9.000% due 04/20/2016 - 01/15/2031	408	440
9.187% due 03/20/2041	58,981	60,528
9.500% due 09/15/2016 - 12/15/2026	171	182
10.000% due 08/15/2015 - 02/15/2025	100	106
10.250% due 02/20/2019	5	6
10.500% due 12/15/2015 - 09/15/2021	31	31
12.000% due 04/20/2014 - 05/15/2016	1	1
Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	60	60
1.000% due 03/25/2025 - 07/25/2025	58	59
1.100% due 01/25/2019 - 11/25/2024	49	49
4.190% due 03/01/2030	18,096	19,307
4.330% due 07/01/2014	5	5
4.340% due 03/01/2024	88	92
4.350% due 07/01/2023	250	265
4.430% due 05/01/2029	3,904	4,196
4.580% due 03/01/2018	192	202
4.625% due 02/01/2025	620	657
4.750% due 07/01/2025	2,031	2,165
4.754% due 08/10/2014	377	381
4.770% due 04/01/2024	420	448
4.840% due 02/01/2023 - 05/01/2025	9,005	9,602
4.870% due 12/01/2024	831	890
4.890% due 12/01/2023	464	503
4.930% due 01/01/2024	938	1,012
4.950% due 03/01/2025	900	965
4.980% due 11/01/2023	3,081	3,346
5.090% due 10/01/2025	359	386
5.110% due 05/01/2017 - 08/01/2025	925	996
5.120% due 11/01/2017	50	53
5.130% due 09/01/2023	1,888	2,025
5.160% due 02/01/2028	1,887	2,077
5.170% due 01/01/2028	1,364	1,503
5.190% due 01/01/2017 - 07/01/2024	166	178
5.200% due 11/01/2015	55	57
5.230% due 11/01/2016	$75	$77
5.240% due 08/01/2023	214	231
5.290% due 12/01/2027	39,989	43,602
5.310% due 05/01/2027	218	241

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.320% due 04/01/2027	$266	$293
5.340% due 11/01/2021	1,792	1,938
5.370% due 09/01/2016	63	65
5.471% due 03/10/2018	188	203
5.490% due 05/01/2028	15,642	17,121
5.510% due 11/01/2027	491	540
5.520% due 06/01/2024	2,997	3,267
5.600% due 09/01/2028	4,930	5,510
5.680% due 05/01/2016 - 06/01/2028	14,609	16,333
5.725% due 09/10/2018	5,759	6,179
5.780% due 08/01/2027	46	51
5.820% due 07/01/2027	1,724	1,944
5.870% due 07/01/2028	451	507
5.902% due 02/10/2018	2,384	2,592
6.020% due 08/01/2028	466	529
6.070% due 07/01/2026	636	709
6.340% due 03/01/2021	1,797	1,950
6.440% due 02/01/2021	474	515
6.700% due 12/01/2016	575	598
6.900% due 12/01/2020	658	721
6.950% due 11/01/2016	127	133
7.060% due 11/01/2019	347	385
7.150% due 03/01/2017	166	177
7.190% due 12/01/2019	128	140
7.200% due 10/01/2019	221	240
7.220% due 11/01/2020	180	191
7.500% due 04/01/2017	130	136
7.630% due 06/01/2020	924	1,020
7.700% due 07/01/2016	44	46
Vendee Mortgage Trust
0.425% due 06/15/2023 (a)	10,127	117
6.493% due 01/15/2030	1,206	1,371
6.500% due 09/15/2024	7,758	8,752

Total U.S. Government Agencies (Cost $47,339,086)		47,569,505

U.S. TREASURY OBLIGATIONS 33.7%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022	2,437,897	2,390,473
0.125% due 07/15/2022	2,483,710	2,434,520
0.125% due 01/15/2023	295,299	285,933
0.625% due 07/15/2021	4,931,922	5,082,770
1.125% due 01/15/2021	281,571	299,103
1.250% due 07/15/2020	753,939	813,194
1.375% due 01/15/2020	428,089	463,106
1.750% due 01/15/2028	2,456,125	2,723,611
2.000% due 01/15/2026	2,375,439	2,708,186
2.375% due 01/15/2025	3,723,826	4,389,750
2.375% due 01/15/2027	3,052,928	3,627,498
2.500% due 01/15/2029	2,927,109	3,557,351
3.875% due 04/15/2029	519,336	733,766
U.S. Treasury Notes
0.500% due 07/31/2017	787,100	772,219
0.625% due 10/15/2016 (m)	1,017,200	1,015,730
0.625% due 11/15/2016	1,307,300	1,303,879
0.625% due 12/15/2016 (i)	2,647,100	2,637,483
0.625% due 02/15/2017	1,564,800	1,555,081
0.625% due 05/31/2017 (m)	1,335,153	1,320,028
0.625% due 08/31/2017	371,200	365,008
0.625% due 09/30/2017	800	785
0.750% due 01/15/2017	3,117,500	3,113,603
0.750% due 03/15/2017	3,577,000	3,564,284
0.750% due 10/31/2017	300	295
0.750% due 12/31/2017 (k)(m)	383,300	375,948
0.750% due 02/28/2018 (k)	4,731,000	4,623,999
0.750% due 03/31/2018	3,695,900	3,605,668
0.875% due 09/15/2016 (k)(m)	405,700	408,030
0.875% due 01/31/2017	1,545,500	1,547,794
0.875% due 02/28/2017	2,522,800	2,523,786
0.875% due 04/30/2017	1,989,200	1,985,238
1.000% due 03/31/2017	919,600	922,150
1.000% due 05/31/2018 (m)	531,400	521,872
1.250% due 11/30/2018 (m)	2,320,800	2,281,093
1.375% due 07/31/2018 (m)	450,100	447,568
1.500% due 07/31/2016 (k)(m)	296,400	302,745
1.500% due 08/31/2018 (k)(m)	4,593,500	4,586,141
1.500% due 01/31/2019	1,903,400	1,887,415
1.500% due 02/28/2019 (i)	3,078,300	3,048,721
1.625% due 03/31/2019	3,495,100	3,478,579
1.875% due 08/31/2017	100	103
2.625% due 04/30/2018	$500	$525
3.000% due 02/28/2017 (m)	69,700	73,988
3.125% due 01/31/2017	35,100	37,371
3.250% due 03/31/2017	191,700	205,089

Total U.S. Treasury Obligations (Cost $79,775,069)		78,021,479

See Accompanying Notes	11

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MORTGAGE-BACKED SECURITIES 6.4%
7 WTC Depositor LLC Trust
4.082% due 03/13/2031		$3,763	$3,932
ABN AMRO Mortgage Corp.
5.500% due 01/25/2034		305	316
Adjustable Rate Mortgage Trust
0.694% due 11/25/2035		42	36
1.304% due 03/25/2035		9,742	7,697
2.446% due 01/25/2035		525	526
2.532% due 07/25/2035		2,333	2,169
2.630% due 03/25/2035		6,516	6,181
2.659% due 09/25/2035		4,222	3,406
2.728% due 11/25/2035 ^		982	842
2.733% due 08/25/2035		5,065	4,758
2.780% due 09/25/2035		529	479
2.801% due 11/25/2035		8,828	8,259
2.838% due 01/25/2036		4,052	3,485
2.990% due 03/25/2036		405	311
3.084% due 07/25/2035		7,504	7,047
4.901% due 01/25/2036		10,916	10,128
4.906% due 10/25/2035		16,519	15,045
American Home Mortgage Assets Trust
0.274% due 10/25/2046		23,023	16,723
0.344% due 05/25/2046		32,153	23,706
0.344% due 09/25/2046		18,662	13,423
0.364% due 10/25/2046		19,462	12,675
0.831% due 02/25/2047		42,148	25,652
1.054% due 11/25/2046		86,461	47,389
1.069% due 10/25/2046		21,624	15,753
1.091% due 09/25/2046		5,791	4,009
2.559% due 11/25/2035 ^		14,834	11,397
American Home Mortgage Investment Trust
0.454% due 02/25/2045		2,115	2,110
0.894% due 10/25/2034		19	19
1.830% due 09/25/2045		14,449	13,749
1.955% due 09/25/2035		335	336
2.080% due 12/25/2035		3,555	2,590
2.082% due 11/25/2045 ^		11,221	8,896
2.173% due 10/25/2034		16,695	16,681
2.330% due 02/25/2045		12,723	12,798
Arkle Master Issuer PLC
1.787% due 05/17/2060	EUR	400	558
1.936% due 05/17/2060		$60,700	61,563
Arran Residential Mortgages Funding PLC
1.688% due 05/16/2047	EUR	238,465	332,840
Banc of America Alternative Loan Trust
0.554% due 05/25/2035		$1,555	1,242
5.000% due 08/25/2019		641	660
5.500% due 06/25/2037		2,319	1,747
6.000% due 03/25/2034		5,463	5,683
6.000% due 11/25/2035		2,239	1,977
6.000% due 07/25/2046		3,804	3,052
Banc of America Commercial Mortgage Trust
5.369% due 10/10/2045		9,200	9,439
5.414% due 09/10/2047		15,400	16,639
5.449% due 01/15/2049		169	169
5.451% due 01/15/2049		5,410	5,836
5.598% due 06/10/2049		21,539	23,725
5.601% due 04/10/2049		9,454	10,458
5.611% due 04/10/2049		784	795
5.731% due 05/10/2045		29,100	31,521
5.889% due 07/10/2044		590	639
Banc of America Funding Corp.
0.254% due 04/25/2037		550	401
0.347% due 10/20/2036		26,449	19,010
0.347% due 10/20/2046 ^		4,853	3,706
0.364% due 04/25/2037		5,169	3,511
0.367% due 04/20/2047		8,589	6,589
0.397% due 04/20/2035		1,986	1,928
0.447% due 05/20/2035		1,668	1,144
0.457% due 02/20/2035		1,676	1,622
0.554% due 05/25/2037		4,750	3,374
2.580% due 11/20/2034		1,469	1,404
2.621% due 03/20/2036		1,329	1,218
2.623% due 05/25/2035		131,108	135,161
2.656% due 03/20/2035		1,902	1,915
2.683% due 02/20/2036		4,712	4,718
2.693% due 02/20/2036		1,950	1,558
2.737% due 10/20/2046 ^		3,426	2,558
2.745% due 11/20/2035 ^		2,664	2,363
2.756% due 09/20/2047		10,168	7,720
2.807% due 01/20/2047 ^		200	156
2.826% due 11/20/2034		$8,042	$7,763
5.240% due 05/20/2036		8,267	8,143
5.316% due 05/20/2036		9,135	8,928
5.436% due 09/20/2046		7,177	6,122
5.454% due 04/20/2036 ^		10,145	9,045
5.500% due 09/25/2034		13,325	13,963
5.500% due 09/25/2035		14,827	15,562
5.500% due 01/25/2036		5,936	5,896
5.540% due 05/20/2036 ^		4,065	3,818
5.597% due 10/20/2046		5,464	4,901
5.750% due 07/20/2036		5,500	5,430

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.750% due 09/25/2036	$4,630	$4,722
5.753% due 10/25/2036 ^	1,382	1,103
5.837% due 01/25/2037 ^	1,136	928
5.838% due 09/20/2034	746	749
5.888% due 04/25/2037 ^	3,625	3,081
6.000% due 09/25/2036 ^	12,444	11,468
6.000% due 09/25/2036	10,136	10,066
6.000% due 08/25/2037 ^	11,235	9,955
6.053% due 03/20/2036	576	546
Banc of America Mortgage Trust
0.854% due 11/25/2035	623	602
2.614% due 03/25/2035	15,086	14,107
2.623% due 07/25/2034	261	265
2.704% due 02/25/2036 ^	2,320	1,981
2.718% due 01/25/2036	6,821	5,525
2.725% due 02/25/2035	3,423	3,428
2.733% due 07/25/2035	3,905	3,630
2.736% due 07/25/2035	2,810	2,625
2.746% due 11/25/2034	2,887	2,881
2.746% due 12/25/2035 ^	10,436	9,468
2.747% due 12/25/2033	2,238	2,279
2.748% due 07/25/2033	173	177
2.754% due 01/25/2035	2,860	2,764
2.756% due 11/25/2035	1,643	1,546
2.773% due 09/25/2033	1,565	1,560
2.790% due 08/25/2035	16,097	15,101
2.795% due 06/25/2035	5,309	5,085
2.817% due 04/25/2034	201	201
2.843% due 11/25/2034	2,517	2,229
2.850% due 05/25/2035	21,367	19,790
2.866% due 05/25/2034	1,128	1,127
2.875% due 05/25/2033	1,760	1,764
3.427% due 07/20/2032	838	856
4.680% due 11/25/2034	1,383	1,339
5.040% due 02/25/2035	2,949	2,901
5.276% due 07/25/2035	1,591	1,564
5.311% due 04/25/2035	2,975	2,842
5.500% due 12/25/2020	811	834
5.500% due 11/25/2035	822	824
5.500% due 05/25/2037	1,081	886
6.000% due 10/25/2036 ^	7,437	6,631
6.000% due 07/25/2046 ^	3,216	3,026
6.500% due 10/25/2031	67	70
6.500% due 09/25/2033	3,066	3,175
Banc of America Re-REMIC Trust
5.601% due 06/24/2050	35,148	38,324
5.668% due 02/17/2051	91,092	97,599
5.949% due 02/15/2051	40,000	44,094
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.501% due 07/10/2043	128	128
4.811% due 12/10/2042	10	10
4.933% due 07/10/2045	250	261
5.115% due 10/10/2045	200	210
5.380% due 06/10/2039	113	113
Bayview Commercial Asset Trust
0.584% due 08/25/2034	521	490
BCAP LLC Trust
0.295% due 11/26/2036	7,999	6,815
0.315% due 11/26/2036	30,000	22,779
0.324% due 09/26/2035	3,187	3,140
0.324% due 01/25/2037 ^	53,533	40,151
0.326% due 08/26/2046	3,000	2,600
0.355% due 07/26/2036	10,200	9,681
0.364% due 05/25/2047	198	140
0.374% due 05/25/2047	23,984	17,739
0.405% due 07/26/2035	3,583	3,303
0.485% due 11/26/2035	7,292	6,680
0.487% due 11/26/2035	9,063	8,334
0.674% due 11/26/2035	3,097	3,040
0.740% due 01/26/2036	3,999	3,934
0.895% due 01/26/2047	24,782	21,872
1.581% due 10/26/2035	7,770	7,802
2.391% due 01/26/2034	3,655	3,657
2.441% due 02/26/2036	11,074	10,816
2.593% due 10/26/2036	6,881	6,038
2.611% due 03/26/2037	5,944	5,914
2.617% due 06/26/2035	11,825	12,100
2.653% due 07/26/2036	13,020	10,735
2.765% due 05/26/2036	15,926	11,988
4.696% due 07/26/2037	22,686	20,152
5.000% due 01/26/2021	10,861	11,160
5.142% due 07/26/2036	2,091	1,643
5.190% due 03/26/2037	34,427	32,475
5.250% due 06/26/2036	79,201	71,933
5.250% due 09/26/2036	22,798	20,629
5.250% due 04/26/2037	82,111	77,417
5.250% due 06/26/2037	8,536	8,722
5.250% due 08/26/2037	13,863	14,439
5.500% due 11/25/2034	12,688	11,785
BCRR Trust
5.858% due 07/17/2040	9,894	10,548

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Bear Stearns Adjustable Rate Mortgage Trust
2.030% due 11/25/2034	$6,445	$6,189
2.210% due 08/25/2035	1,889	1,925
2.234% due 04/25/2033	4,011	3,992
2.250% due 08/25/2035	118	120
2.288% due 04/25/2034	3,998	3,977
2.363% due 02/25/2033	808	821
2.380% due 02/25/2036	10,809	10,810
2.405% due 04/25/2033	1,832	1,865
2.430% due 10/25/2035	33,734	33,224
2.430% due 02/25/2036 ^	19,089	13,654
2.498% due 05/25/2033	1,057	1,070
2.504% due 04/25/2033	152	155
2.505% due 05/25/2034	8	8
2.517% due 10/25/2033	26	27
2.528% due 01/25/2035	44	43
2.533% due 03/25/2035	1,649	1,675
2.548% due 08/25/2033	33	34
2.557% due 01/25/2035	1,116	1,099
2.560% due 03/25/2035	12,855	13,069
2.579% due 08/25/2033	601	617
2.591% due 04/25/2033	852	842
2.625% due 01/25/2034	44	44
2.625% due 04/25/2034	74	73
2.652% due 11/25/2034	1,295	1,304
2.654% due 10/25/2035	100,631	99,685
2.659% due 03/25/2035	4,969	4,837
2.662% due 03/25/2035	4,053	3,847
2.667% due 02/25/2033	97	92
2.667% due 04/25/2034	2,310	2,322
2.680% due 05/25/2034	15	14
2.709% due 08/25/2035	19,009	17,579
2.730% due 05/25/2034	93	90
2.732% due 08/25/2035 ^	7,041	6,109
2.737% due 01/25/2034	3,856	3,924
2.744% due 11/25/2030	2,200	2,248
2.747% due 02/25/2047	6,846	5,456
2.761% due 02/25/2034	2,064	2,031
2.781% due 01/25/2034	2,572	2,589
2.834% due 09/25/2034	2,948	2,777
2.836% due 01/25/2035	245	247
2.910% due 07/25/2034	409	404
2.976% due 05/25/2047 ^	42,567	35,833
3.087% due 11/25/2034	3,286	3,285
3.089% due 12/25/2035	4,050	4,094
4.575% due 07/25/2034	1,051	1,041
5.147% due 08/25/2035	13,025	13,133
5.165% due 08/25/2035	3,717	3,287
5.372% due 02/25/2036	2,958	2,807
Bear Stearns Alt-A Trust
0.314% due 02/25/2034	4,283	4,098
0.314% due 01/25/2047	7,204	4,342
0.354% due 02/25/2034	59	44
0.474% due 08/25/2036	23,321	15,998
0.494% due 08/25/2036	6,649	4,561
0.594% due 04/25/2035	2,310	2,149
0.634% due 02/25/2036	3,131	2,560
0.654% due 03/25/2035	680	660
0.834% due 09/25/2034	1,580	1,569
0.854% due 09/25/2034	3,124	3,035
2.101% due 10/25/2033	127	119
2.327% due 01/25/2036 ^	19,039	14,618
2.351% due 03/25/2036	27,481	20,264
2.387% due 12/25/2033	2,190	2,245
2.416% due 04/25/2035	20	19
2.458% due 02/25/2034	168	167
2.460% due 02/25/2036 ^	2,053	1,408
2.486% due 08/25/2036 ^	6,660	2,865
2.524% due 05/25/2035	340	333
2.555% due 09/25/2034	1,472	1,328
2.585% due 03/25/2036	8,398	5,721
2.601% due 11/25/2036	86	61
2.610% due 03/25/2036 ^	14,410	10,235
2.670% due 02/25/2034	4,407	4,381
2.671% due 11/25/2036	2,111	1,578
2.674% due 05/25/2035	122,923	118,210
2.676% due 09/25/2035	51,465	45,700
2.710% due 08/25/2036 ^	101	76
2.712% due 01/25/2035	4,066	3,203
2.810% due 05/25/2036	14,102	8,403
4.413% due 11/25/2036 ^	5,325	4,083
4.855% due 07/25/2035	19,093	15,899
4.930% due 11/25/2035 ^	9,588	7,784
5.387% due 12/25/2046 ^	1,342	1,041
Bear Stearns Commercial Mortgage Securities Trust
4.825% due 11/11/2041	9,150	9,306
4.868% due 09/11/2042	15,442	15,539
4.871% due 09/11/2042	100	105
4.980% due 02/11/2041	59	59
5.116% due 02/11/2041	900	922
5.331% due 02/11/2044	49,918	54,235
5.382% due 12/11/2040	7,240	7,247

12	See Accompanying Notes

March 31, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.405% due 12/11/2040	$565	$593
5.440% due 03/11/2039	13,950	14,911
5.468% due 06/11/2041	18	18
5.664% due 06/11/2040	1,155	1,157
5.687% due 09/11/2038	104	104
5.703% due 06/11/2050	906	917
5.712% due 09/11/2038	300	327
5.716% due 06/11/2040	13,047	14,587
7.000% due 05/20/2030	6,233	6,890
Bear Stearns Mortgage Securities, Inc.
2.567% due 06/25/2030	23	24
Bear Stearns Structured Products, Inc.
1.885% due 01/26/2036	5,140	4,152
2.874% due 12/26/2046	4,363	3,290
Bella Vista Mortgage Trust
0.407% due 05/20/2045	47	38
Chase Mortgage Finance Trust
2.527% due 12/25/2035 ^	36,097	33,781
2.541% due 12/25/2035	6,140	5,521
2.549% due 03/25/2037	12,645	11,742
2.646% due 02/25/2037	866	856
2.662% due 03/25/2037	10,621	8,851
2.667% due 02/25/2037	2,415	2,315
2.681% due 02/25/2037	135	136
2.698% due 09/25/2036	1,285	1,105
2.698% due 02/25/2037	8,149	7,646
2.699% due 09/25/2036	166	148
2.706% due 02/25/2037	79	79
2.718% due 02/25/2037	1,044	1,013
4.754% due 01/25/2036 ^	22,373	21,319
4.948% due 12/25/2035	4,308	4,218
5.279% due 03/25/2037	422	406
5.500% due 12/25/2022	10,545	10,559
5.500% due 03/25/2037	60	59
6.000% due 11/25/2036 ^	3,072	2,678
6.000% due 02/25/2037 ^	1,870	1,634
6.000% due 03/25/2037 ^	14,317	12,971
Chaseflex Trust
0.304% due 06/25/2036	5,402	5,286
0.494% due 08/25/2037	15,898	11,305
0.654% due 06/25/2035	4,072	3,093
4.894% due 08/25/2037	2,064	1,643
6.000% due 02/25/2037 ^	3,192	2,835
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.334% due 05/25/2036	2,421	2,070
0.384% due 05/25/2036	9,399	8,096
Citicorp Mortgage Securities, Inc.
4.750% due 02/25/2020	1,506	1,507
5.500% due 08/25/2022	274	278
5.500% due 12/25/2022	200	202
5.500% due 02/25/2026	473	485
5.500% due 04/25/2037	1,714	1,767
5.750% due 09/25/2037	2,034	2,082
6.000% due 06/25/2036	6,679	6,983
6.000% due 08/25/2036	2,243	2,323
6.000% due 04/25/2037	45,780	46,597
6.000% due 05/25/2037	4,967	5,087
Citigroup Commercial Mortgage Trust
5.431% due 10/15/2049	350	382
5.694% due 12/10/2049	500	515
5.783% due 03/15/2049	412	447
5.810% due 06/14/2050	400	441
Citigroup Mortgage Loan Trust, Inc.
0.224% due 01/25/2037	927	581
0.954% due 08/25/2035	4,513	3,700
1.940% due 09/25/2035	5,399	5,432
2.200% due 09/25/2035	13,608	13,611
2.290% due 09/25/2035	42,038	41,740
2.500% due 10/25/2035	15,534	15,175
2.510% due 10/25/2035	36,776	36,438
2.540% due 05/25/2035	279	274
2.542% due 02/25/2034	3,834	3,814
2.582% due 12/25/2035 ^	3,438	2,398
2.605% due 08/25/2035	46,972	46,100
2.618% due 05/25/2035	3,256	3,153
2.658% due 07/25/2046 ^	7,336	5,935
2.675% due 09/25/2034	959	974
2.757% due 03/25/2037	5,394	4,238
2.765% due 07/25/2037 ^	68	58
2.895% due 09/25/2037 ^	51,585	43,151
4.913% due 09/25/2035	57,598	54,904
5.249% due 08/25/2035	8,671	8,601
5.455% due 04/25/2037	4,554	4,023
5.500% due 11/25/2035 ^	3,658	3,367
6.579% due 11/25/2037	4,654	3,952
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.216% due 07/15/2044	900	945
5.302% due 01/15/2046	29,565	31,516
5.303% due 01/15/2046	66,520	70,692
5.322% due 12/11/2049	34,250	37,528
5.617% due 10/15/2048	3,720	4,033

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CitiMortgage Alternative Loan Trust
5.750% due 07/25/2022	$2,383	$2,444
6.000% due 09/25/2036	905	794
6.000% due 06/25/2037 ^	12,301	10,495
6.000% due 06/25/2037	2,216	1,890
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	145	160
Collateralized Mortgage Securities Corp.
8.000% due 08/25/2017	3	3
Commercial Mortgage Lease-Backed Certificates
6.746% due 06/20/2031	1,207	1,259
Commercial Mortgage Loan Trust
6.003% due 12/10/2049	43,265	48,026
Commercial Mortgage Trust
0.335% due 06/15/2022	6,093	6,050
2.972% due 08/10/2046	290	301
4.210% due 08/10/2046	830	875
5.116% due 06/10/2044	249	260
5.543% due 12/11/2049	19,400	20,940
Community Program Loan Trust
4.500% due 04/01/2029	17,291	17,490
Countrywide Alternative Loan Trust
0.294% due 04/25/2047	15,974	13,378
0.314% due 12/25/2046 ^	6,310	5,819
0.324% due 11/25/2036	8,181	7,002
0.324% due 01/25/2037 ^	1,983	1,640
0.324% due 06/25/2046	3,002	2,465
0.324% due 05/25/2047	62,483	54,141
0.334% due 05/25/2047	7,662	6,412
0.337% due 02/20/2047	1,250	901
0.344% due 07/25/2046	3,560	2,856
0.344% due 08/25/2046	99,703	73,988
0.344% due 09/25/2046 ^	25,996	20,411
0.344% due 10/25/2046	24,912	23,853
0.347% due 09/20/2046	37,428	28,251
0.347% due 03/20/2047	61,359	48,356
0.352% due 12/20/2046	88,060	64,418
0.354% due 05/25/2036	2,356	1,904
0.354% due 06/25/2037	15	13
0.354% due 04/25/2047	12,849	9,874
0.364% due 05/25/2035	256	215
0.364% due 07/25/2046	5,548	4,671
0.367% due 03/20/2046	2,587	1,934
0.367% due 05/20/2046	1,515	1,074
0.367% due 07/20/2046 ^	27,927	16,985
0.387% due 07/20/2035	103	89
0.404% due 09/25/2046 ^	947	256
0.404% due 10/25/2046 ^	288	111
0.414% due 07/25/2035	5,108	4,465
0.414% due 12/25/2035	1,700	1,508
0.414% due 07/25/2036	30,229	16,863
0.414% due 07/25/2046 ^	628	272
0.424% due 05/25/2036 ^	156	85
0.434% due 12/25/2035	42	38
0.434% due 02/25/2037	4,520	3,550
0.434% due 10/25/2046	11,000	7,651
0.444% due 11/25/2035	4,439	3,263
0.464% due 10/25/2035	5,901	4,738
0.484% due 09/25/2035	2,335	1,976
0.487% due 11/20/2035	35,987	28,825
0.504% due 09/25/2035	2,886	2,522
0.504% due 05/25/2036	6,158	4,047
0.504% due 06/25/2036	3,418	2,413
0.504% due 05/25/2037 ^	372	249
0.534% due 08/25/2036	3,636	3,612
0.604% due 08/25/2033	27	27
0.604% due 09/25/2034	68	69
0.624% due 09/25/2033	1,938	1,909
0.704% due 08/25/2034	68	63
0.704% due 10/25/2036 ^	6,000	4,407
0.734% due 06/25/2034	4,093	3,950
0.854% due 10/25/2035	3,074	2,463
0.954% due 12/25/2035	4,674	3,841
1.039% due 12/25/2035	999	777
1.091% due 08/25/2046	21,116	16,011
1.129% due 02/25/2036	876	775
1.154% due 08/25/2035	25,535	19,257
1.229% due 08/25/2035	346	237
1.254% due 02/25/2036 ^	9,614	7,935
1.454% due 10/25/2035	39,753	32,916
1.472% due 11/25/2035	1,916	1,489
1.529% due 08/25/2035	2,680	2,465
2.012% due 11/25/2035	831	663
2.668% due 02/25/2037 ^	40,206	35,486
4.886% due 10/25/2035 ^	1,960	1,637
5.000% due 01/25/2035	23	23
5.250% due 10/25/2033	8,162	8,467
5.250% due 06/25/2035 ^	1,304	1,199
5.345% due 11/25/2035 ^	1,943	1,590
5.500% due 06/25/2035	16,016	15,249
5.500% due 11/25/2035 ^	5,932	5,271
5.500% due 11/25/2035	10,676	9,268
5.500% due 12/25/2035	4,026	3,526

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 02/25/2036	$3,558	$3,135
5.750% due 03/25/2037 ^	1,977	1,670
5.750% due 07/25/2037	350	315
6.000% due 10/25/2032	345	338
6.000% due 10/25/2033	554	581
6.000% due 12/25/2033	13	14
6.000% due 02/25/2034	10	10
6.000% due 03/25/2035	462	395
6.000% due 03/25/2036	13,893	11,703
6.000% due 04/25/2036 ^	2,472	2,087
6.000% due 05/25/2036 ^	2,543	1,990
6.000% due 05/25/2036	2,909	2,301
6.000% due 06/25/2036	2,313	1,964
6.000% due 08/25/2036 ^	6,110	5,392
6.000% due 08/25/2036	3,240	2,912
6.000% due 11/25/2036 ^	152	129
6.000% due 01/25/2037	9,337	7,950
6.000% due 01/25/2037 ^	9,832	8,371
6.000% due 02/25/2037	1,018	844
6.000% due 02/25/2037 ^	11,919	9,127
6.000% due 03/25/2037 ^	3,943	3,240
6.000% due 04/25/2037	7,571	6,054
6.000% due 08/25/2037	7,433	6,057
6.000% due 08/25/2037 ^	10,244	9,238
6.250% due 12/25/2033	181	187
6.250% due 11/25/2036 ^	1,203	1,058
6.250% due 11/25/2036	4,878	4,028
6.250% due 08/25/2037 ^	4,974	4,121
6.500% due 05/25/2036 ^	4,993	4,139
6.500% due 09/25/2036	2,199	1,884
6.500% due 08/25/2037	12,077	8,788
6.500% due 09/25/2037	2,875	2,359
19.376% due 07/25/2035	2,601	3,503
Countrywide Home Loan Mortgage Pass-Through Trust
0.354% due 04/25/2046	11,557	9,213
0.384% due 05/25/2035	12,234	10,506
0.444% due 04/25/2035	17,220	14,904
0.454% due 05/25/2035	3,158	2,734
0.474% due 03/25/2035	434	363
0.484% due 02/25/2035	1,738	1,605
0.494% due 02/25/2035	361	323
0.494% due 03/25/2036	573	315
0.504% due 02/25/2036 ^	199	57
0.554% due 08/25/2018	365	355
0.654% due 10/25/2033	4,676	4,647
0.694% due 02/25/2035	583	551
0.694% due 03/25/2035	1,234	1,180
0.914% due 09/25/2034	26	25
1.091% due 04/25/2046 ^	10,291	5,815
1.933% due 06/19/2031	126	127
2.125% due 07/19/2031	26	26
2.255% due 07/25/2034	3,038	3,009
2.376% due 02/20/2036	39	31
2.417% due 02/20/2036	25,481	24,321
2.423% due 02/20/2036 ^	330	283
2.452% due 07/20/2034	1,046	1,041
2.490% due 06/20/2034	1,089	1,043
2.497% due 10/19/2032	55	48
2.498% due 11/25/2034	9,166	8,580
2.500% due 02/20/2035	16,607	16,152
2.518% due 04/20/2035	11	11
2.521% due 04/20/2036 ^	4,126	3,344
2.527% due 11/20/2034	438	417
2.563% due 11/20/2034	6,581	6,588
2.566% due 03/25/2037 ^	1,426	999
2.576% due 05/20/2036	2,914	2,331
2.585% due 12/19/2033	96	98
2.586% due 05/20/2036	24,156	19,387
2.618% due 04/20/2035	645	574
2.665% due 02/25/2047 ^	1,635	1,332
2.672% due 08/25/2034	5,807	5,495
2.672% due 09/25/2047 ^	4,670	3,959
2.675% due 11/19/2033	470	458
2.854% due 08/25/2034	284	264
4.500% due 09/25/2035	5,214	5,053
4.858% due 10/25/2035 ^	8,132	7,011
4.902% due 04/25/2035 ^	7,650	6,883
5.026% due 01/20/2035	2,462	2,448
5.050% due 10/20/2035	1,950	1,646
5.067% due 02/20/2036 ^	486	434
5.500% due 12/25/2034	14,855	15,880
5.500% due 01/25/2035	851	900
5.500% due 03/25/2035	5,235	5,437
5.500% due 05/25/2035	6,306	6,358
5.500% due 09/25/2035	8,948	8,720
5.500% due 09/25/2035 ^	5,207	5,225
5.500% due 10/25/2035	10,081	9,543
5.500% due 10/25/2035 ^	1,899	1,857
5.500% due 11/25/2035	1,869	1,836
5.500% due 11/25/2035 ^	16,217	15,536
5.500% due 04/25/2038	7,570	7,655
5.750% due 12/25/2035 ^	267	251

See Accompanying Notes	13

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.750% due 02/25/2037 ^		$3,829	$3,510
5.750% due 07/25/2037		2,124	2,060
6.000% due 05/25/2036		5,089	4,712
6.000% due 12/25/2036		429	382
6.000% due 02/25/2037		48,415	46,452
6.000% due 03/25/2037 ^		1,594	1,476
6.000% due 07/25/2037		2,372	2,164
6.000% due 08/25/2037		15,541	14,271
6.000% due 09/25/2037		1,176	1,142
6.250% due 09/25/2036		2,759	2,479
6.250% due 09/25/2036 ^		11,260	10,120
Countrywide Home Loan Reperforming Trust
0.494% due 06/25/2035		4,987	4,506
6.500% due 01/25/2034		560	582
6.500% due 11/25/2034		1,925	1,945
7.500% due 11/25/2034		1,000	1,056
7.500% due 06/25/2035		2,727	2,830
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		132,797	143,039
5.383% due 02/15/2040		4,026	4,345
5.448% due 01/15/2049		72	72
5.460% due 09/15/2039		68,100	73,620
5.467% due 09/15/2039		27,521	29,861
5.678% due 06/15/2039		3,169	3,457
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		616	584
0.894% due 06/25/2034		1,040	1,017
1.304% due 09/25/2034		4,049	3,370
1.928% due 10/25/2033		100	100
2.256% due 06/25/2033		85	84
2.277% due 06/25/2032		44	33
2.312% due 07/25/2033		5,128	5,168
2.564% due 09/25/2034		3,753	3,812
2.575% due 08/25/2033		585	581
2.577% due 05/25/2034		5,169	5,171
4.829% due 06/25/2032		22	22
4.832% due 04/15/2037		10,553	10,873
5.100% due 08/15/2038		199	207
5.104% due 08/15/2038		233	241
5.500% due 09/25/2035		10,652	10,355
5.500% due 10/25/2035		3,216	3,162
6.000% due 11/25/2035 ^		50	42
6.500% due 04/25/2033		988	1,003
7.500% due 05/25/2032		115	119
7.500% due 12/25/2032		3	3
Credit Suisse Mortgage Capital Certificates
0.325% due 10/15/2021		4,608	4,590
0.385% due 10/15/2021		9,939	9,873
2.346% due 04/26/2038		2,500	2,463
4.853% due 04/28/2037		11,883	7,580
4.889% due 07/27/2037		20,229	14,877
4.930% due 11/26/2035		3,993	4,138
5.383% due 02/15/2040		273	289
5.467% due 09/16/2039		23,418	25,329
5.467% due 12/16/2043		42,698	46,181
5.509% due 04/15/2047		40,150	42,963
5.598% due 06/10/2049		35,315	37,718
5.695% due 09/15/2040		21,700	23,610
5.776% due 12/16/2049		116,177	127,225
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		2,502	1,634
5.720% due 09/25/2036		2,583	1,975
6.172% due 06/25/2036 ^		3,921	2,594
CSMC Mortgage-Backed Trust
5.579% due 04/25/2037 ^		1,643	988
5.863% due 02/25/2037 ^		4,260	2,312
6.000% due 07/25/2036		2,465	1,976
6.000% due 04/25/2037		3,025	2,733
7.000% due 08/25/2037		10,567	7,047
DBRR Trust
0.946% due 09/25/2045		93	93
DBUBS Mortgage Trust
3.386% due 07/10/2044		49,700	51,946
3.642% due 08/10/2044		530	558
3.742% due 11/10/2046		457	478
4.528% due 11/10/2046		300	325
Deco Pan Europe PLC
0.570% due 01/27/2018	EUR	6,855	9,431
Deco UK PLC
0.680% due 01/27/2020	GBP	10,720	17,533
Deutsche ALT-A Securities, Inc.
0.254% due 08/25/2037		$14,800	10,378
0.274% due 08/25/2036		8,853	6,722
0.294% due 08/25/2037		62,428	50,371
0.294% due 07/25/2047		28,464	24,340
0.304% due 02/25/2047		11,941	8,661
0.334% due 06/25/2037 ^		36,836	29,226
0.354% due 02/25/2047		14,139	11,497
0.484% due 02/25/2036		32,662	22,769
2.929% due 10/25/2035		3,553	3,342
5.000% due 10/25/2018		145	150
5.028% due 10/25/2035		7,684	6,747
5.500% due 12/25/2035 ^		2,828	2,432

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Deutsche ALT-B Securities, Inc.
0.254% due 10/25/2036 ^		$19	$11
5.869% due 10/25/2036 ^		2,279	1,771
5.886% due 10/25/2036 ^		2,279	1,773
6.005% due 10/25/2036 ^		1,711	1,339
6.250% due 07/25/2036 ^		2,414	1,770
Deutsche Mortgage Securities, Inc.
5.229% due 06/26/2035		14,171	14,231
DLJ Mortgage Acceptance Corp.
6.502% due 08/01/2021		107	86
Downey Savings & Loan Association Mortgage Loan Trust
0.336% due 04/19/2047 ^		2,150	489
0.976% due 09/19/2044		198	194
2.630% due 07/19/2044		54	54
Drexel Burnham Lambert CMO Trust
9.500% due 11/20/2017		2	2
EMF-NL BV
2.290% due 10/17/2041	EUR	26,283	37,356
EMF-NL Prime BV
1.090% due 04/17/2041		9,392	11,445
Eurosail PLC
1.790% due 10/17/2040		4,135	5,693
Extended Stay America Trust
2.958% due 12/05/2031		$300	299
First Horizon Alternative Mortgage Securities
0.524% due 02/25/2037		53	34
0.654% due 06/25/2035		8,708	7,460
2.188% due 08/25/2034		1,352	1,333
2.196% due 01/25/2037		15,207	12,743
2.207% due 06/25/2034		9,615	9,447
2.208% due 08/25/2035		4,814	4,340
2.226% due 04/25/2035		3,984	3,962
2.231% due 06/25/2036		8,664	6,660
2.236% due 09/25/2035		7,872	6,946
2.279% due 03/25/2035		99	80
5.500% due 05/25/2035		6,175	6,005
5.500% due 06/25/2035		8,106	7,538
6.000% due 07/25/2036 ^		5,090	4,495
6.250% due 08/25/2037 ^		1,459	1,273
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		216	211
First Horizon Mortgage Pass-Through Trust
0.424% due 02/25/2035		52	47
2.398% due 11/25/2037		11,107	9,493
2.496% due 06/25/2035		3,548	3,464
2.543% due 02/25/2034		67	66
2.548% due 06/25/2035		5,024	4,711
2.548% due 01/25/2037 ^		144	125
2.565% due 08/25/2034		1,542	1,557
2.576% due 04/25/2035		6,504	6,531
2.583% due 10/25/2035		12,733	11,270
2.603% due 10/25/2035		2,754	2,715
2.613% due 08/25/2035		4,578	4,352
2.691% due 05/25/2035		1,214	1,119
4.921% due 11/25/2035		4,354	4,078
5.045% due 06/25/2035		10,586	10,271
5.071% due 10/25/2036		1,667	1,575
5.077% due 11/25/2034		6,569	6,760
5.250% due 05/25/2021		566	494
5.324% due 09/25/2035		7,600	7,564
5.500% due 01/25/2035		1,324	1,346
5.750% due 02/25/2036		1,494	1,473
6.250% due 11/25/2036		12,195	12,539
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		251	260
First Republic Bank Mortgage Pass-Through Certificates
0.634% due 06/25/2030		1,046	1,048
First Republic Mortgage Loan Trust
0.455% due 08/15/2032		266	252
0.505% due 11/15/2031		281	261
0.555% due 11/15/2032		45	43
0.655% due 11/15/2030		43	44
Fosse Master Issuer PLC
1.502% due 10/18/2054	EUR	4,391	6,088
1.602% due 10/18/2054		2,756	3,809
Four Times Square Trust Commercial Mortgage Pass-Through Certificates
5.401% due 12/13/2028		$200	226
FREMF Mortgage Trust
0.200% due 09/25/2043 (a)		1,114,194	10,557
3.883% due 01/25/2047		100	100
Fund America Investors Corp.
2.247% due 06/25/2023		9	9
GE Capital Commercial Mortgage Corp.
5.309% due 11/10/2045		978	982
GMAC Commercial Mortgage Securities, Inc.
5.301% due 08/10/2038		1,420	1,435
GMAC Mortgage Corp. Loan Trust
2.855% due 04/19/2036		11,489	10,292
2.966% due 06/25/2034		38	36
3.041% due 06/19/2035		547	536
3.057% due 06/25/2034		40	40
4.605% due 05/25/2035		4,659	4,476

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021		$76	$74
8.950% due 08/20/2017		16	17
Granite Master Issuer PLC
0.335% due 12/17/2054		3,187	3,159
0.337% due 12/20/2054		95	94
0.357% due 12/20/2054		43,684	43,296
0.414% due 12/20/2054	EUR	7,625	10,443
0.417% due 12/20/2054		$2,725	2,702
0.430% due 12/17/2054	EUR	1,189	1,629
0.434% due 12/20/2054		11,890	16,292
0.454% due 12/20/2054		11,117	15,239
0.674% due 12/20/2054	GBP	1,807	2,991
0.702% due 12/17/2054		15,514	25,685
0.704% due 12/20/2054		39,713	65,752
0.724% due 12/20/2054		28,156	46,629
0.804% due 12/20/2054		13,525	22,427
Granite Mortgages PLC
0.803% due 06/20/2044		8,836	14,709
0.843% due 03/20/2044		332	552
0.843% due 06/20/2044		9,650	16,140
0.883% due 09/20/2044		2,087	3,479
0.900% due 01/20/2044		3,407	5,673
Great Hall Mortgages PLC
0.365% due 06/18/2039		$33,826	32,135
0.433% due 03/18/2039	EUR	2,792	3,653
0.650% due 03/18/2039	GBP	81,345	128,849
0.660% due 06/18/2039		21,957	34,634
Greenpoint Mortgage Funding Trust
0.354% due 10/25/2046		$831	529
0.354% due 12/25/2046 ^		715	369
0.374% due 06/25/2045		1,037	924
0.424% due 04/25/2036 ^		156	50
0.424% due 11/25/2045		553	433
0.494% due 10/25/2046		741	328
Greenwich Capital Commercial Funding Corp.
4.569% due 08/10/2042		620	619
4.799% due 08/10/2042		2,700	2,746
5.224% due 04/10/2037		64,453	67,610
5.381% due 03/10/2039		7,903	8,032
5.444% due 03/10/2039		84,441	92,627
GS Mortgage Securities Trust
2.943% due 02/10/2046		370	356
2.999% due 08/10/2044		30	31
3.679% due 08/10/2043		314	331
4.040% due 07/10/2046		400	420
4.243% due 08/10/2046		80	85
4.761% due 07/10/2039		9,810	10,105
5.396% due 08/10/2038		22	22
5.506% due 04/10/2038		3	3
5.553% due 04/10/2038		70	75
GSMPS Mortgage Loan Trust
0.504% due 03/25/2035		3,220	2,839
0.504% due 09/25/2035		8,941	7,701
7.500% due 06/25/2043		4,348	4,743
GSR Mortgage Loan Trust
0.454% due 07/25/2035		376	312
0.504% due 01/25/2034		152	141
1.860% due 03/25/2033		34	33
1.890% due 04/25/2032		146	135
2.451% due 06/25/2034		762	766
2.554% due 11/25/2035 ^		5,768	4,906
2.585% due 04/25/2036		147	139
2.593% due 12/25/2034		4,258	4,205
2.595% due 04/25/2035		4,866	4,843
2.617% due 11/25/2035		29,031	28,413
2.618% due 04/25/2035		11,553	11,564
2.622% due 01/25/2036 ^		303	280
2.628% due 03/25/2037 ^		12,428	10,081
2.651% due 09/25/2035		80,332	81,326
2.655% due 07/25/2035		9,695	9,161
2.666% due 04/25/2035		646	627
2.679% due 09/25/2035		200	198
2.744% due 05/25/2035		25,915	24,022
2.761% due 12/25/2034		33	30
2.769% due 05/25/2034		2,323	2,321
2.800% due 01/25/2035		4,830	4,893
5.000% due 05/25/2036		1,924	1,869
5.000% due 05/25/2037		18	17
5.021% due 11/25/2035		67,003	66,532
5.215% due 07/25/2035		2,867	2,870
5.377% due 05/25/2035		5,409	5,443
5.500% due 06/25/2035		8,000	8,438
5.500% due 07/25/2035		863	869
5.500% due 06/25/2036		4,943	4,679
5.500% due 01/25/2037		10,383	10,393
5.750% due 02/25/2036		2,583	2,625
5.750% due 02/25/2037		5,342	5,209
6.000% due 08/25/2021		387	387
6.000% due 03/25/2032		17	18
6.000% due 11/25/2035 ^		25,411	22,976
6.000% due 02/25/2036		13,626	12,735
6.000% due 01/25/2037		10,868	10,208

14	See Accompanying Notes

March 31, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.000% due 03/25/2037		$15,848	$14,377
6.000% due 05/25/2037		7,975	7,578
6.000% due 07/25/2037		824	756
6.250% due 09/25/2036		1,892	1,714
6.500% due 09/25/2036		6,177	5,448
HarborView Mortgage Loan Trust
0.286% due 03/19/2037		18,724	15,630
0.306% due 01/25/2047		5,012	4,012
0.336% due 07/19/2046		36,207	25,670
0.346% due 09/19/2037		24,395	19,680
0.346% due 01/19/2038		8,292	7,029
0.348% due 07/21/2036		4,007	3,259
0.356% due 09/19/2046		6,853	5,352
0.366% due 11/19/2036		158	119
0.376% due 05/19/2035		2,436	2,135
0.396% due 06/19/2035		2,304	2,022
0.396% due 03/19/2036		12,507	9,169
0.436% due 02/19/2036		11,737	9,212
0.456% due 04/19/2034		1,530	1,444
0.466% due 11/19/2035		20,724	17,905
0.476% due 01/19/2035		2,818	2,520
0.497% due 06/20/2035		5,469	5,188
0.506% due 01/19/2035		5,377	4,012
0.716% due 06/19/2034		1,275	1,207
0.876% due 01/19/2035		619	587
0.896% due 02/19/2034		3	3
0.956% due 11/19/2034		217	166
1.154% due 10/25/2037		2,911	2,695
2.414% due 06/19/2034		5,083	5,101
2.468% due 04/19/2034		54	54
2.492% due 05/19/2033		68	69
2.536% due 06/19/2036		9,888	7,048
2.618% due 06/19/2045		18,828	12,701
2.717% due 12/19/2035 ^		5,837	5,428
2.732% due 07/19/2035		112	99
2.733% due 07/19/2035		793	694
2.778% due 06/19/2036 ^		6,356	4,359
4.897% due 08/19/2036 ^		2,550	2,345
Hercules Eclipse PLC
0.760% due 10/25/2018	GBP	24,425	39,390
Holmes Master Issuer PLC
1.632% due 10/15/2054	EUR	85,159	117,659
1.682% due 10/15/2054		58	80
HomeBanc Mortgage Trust
0.334% due 12/25/2036		$6,004	5,237
0.414% due 01/25/2036		4,789	4,056
0.424% due 10/25/2035		54,162	48,356
0.894% due 12/25/2034		6,684	6,338
1.014% due 08/25/2029		3,402	3,220
2.444% due 04/25/2037 ^		3,897	2,275
5.480% due 04/25/2037 ^		6,399	5,224
Homestar Mortgage Acceptance Corp.
0.604% due 07/25/2034		3,890	3,846
HSI Asset Securitization Corp. Trust
0.374% due 11/25/2035		22,303	13,874
Impac CMB Trust
0.794% due 10/25/2033		256	256
0.894% due 11/25/2034		2,653	2,519
0.916% due 10/25/2033		44	42
0.934% due 10/25/2034		1,270	1,184
1.154% due 07/25/2033		995	919
4.613% due 09/25/2034		371	376
Impac Secured Assets Trust
0.324% due 01/25/2037		15,840	12,951
0.954% due 11/25/2034		876	860
3.022% due 07/25/2035		1,648	1,369
IndyMac Adjustable Rate Mortgage Trust
1.717% due 01/25/2032		78	75
1.751% due 01/25/2032		492	475
2.197% due 08/25/2031		412	416
IndyMac Mortgage Loan Trust
0.294% due 04/25/2037		10,593	9,982
0.314% due 04/25/2037		3,301	2,867
0.334% due 02/25/2037		27,541	19,974
0.334% due 07/25/2047		12,691	9,271
0.344% due 04/25/2037		1,574	1,131
0.344% due 09/25/2046		21,069	18,110
0.354% due 11/25/2046		845	503
0.354% due 06/25/2047		11,185	8,677
0.364% due 04/25/2046		7,269	5,799
0.364% due 05/25/2046		184	158
0.384% due 04/25/2035		421	346
0.394% due 04/25/2035		1,825	1,682
0.394% due 07/25/2035		3,615	3,304
0.394% due 06/25/2037		12,770	11,303
0.454% due 07/25/2035		21,008	18,491
0.454% due 11/25/2035 ^		931	565
0.454% due 06/25/2037 ^		1,508	742
0.934% due 05/25/2034		13	12
0.954% due 11/25/2034		77	67
0.974% due 11/25/2034		2,244	1,780
2.344% due 01/25/2036		9,711	7,809
2.373% due 06/25/2037		10,548	5,584

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.397% due 08/25/2035	$106	$93
2.434% due 07/25/2037	2,128	1,346
2.457% due 01/25/2036	15,489	14,485
2.518% due 12/25/2034	2,123	1,989
2.522% due 03/25/2036	4,976	3,692
2.528% due 02/25/2035	725	615
2.531% due 10/25/2034	5,148	5,058
2.545% due 04/25/2037	11,652	8,880
2.559% due 01/25/2036	1,223	1,011
2.569% due 01/25/2035	188	177
2.644% due 06/25/2035 ^	1,675	1,404
2.723% due 04/25/2037 ^	24,511	18,280
2.884% due 05/25/2036	5,075	3,768
4.532% due 06/25/2036	4,957	4,759
4.608% due 09/25/2035	2,202	1,967
4.608% due 09/25/2035 ^	463	25
4.631% due 08/25/2035	17,319	14,566
4.631% due 08/25/2035 ^	969	815
4.800% due 10/25/2035	1,014	885
5.150% due 08/25/2036	2,924	2,884
5.429% due 08/25/2037	18,355	16,950
6.250% due 11/25/2037 ^	2,204	1,952
Jamaica Housing Development AID Bond
0.575% due 10/01/2018	3,226	3,075
JPMorgan Alternative Loan Trust
0.264% due 09/25/2036 ^	7,636	6,105
0.294% due 03/25/2037	2,662	1,922
0.324% due 08/25/2036	23,307	20,091
2.679% due 05/25/2037 ^	12,231	9,381
3.251% due 12/25/2036	24,441	19,549
3.298% due 11/25/2036 ^	2,900	2,354
4.593% due 05/26/2037	57,045	47,248
6.050% due 05/25/2036	2,490	2,238
JPMorgan Chase Commercial Mortgage Securities Trust
2.749% due 11/15/2043	565	581
3.341% due 07/15/2046	8,100	8,472
3.616% due 11/15/2043	400	424
3.673% due 02/15/2046	32,900	34,431
3.853% due 06/15/2043	23,956	24,642
4.106% due 07/15/2046	500	540
4.388% due 02/15/2046	700	762
4.657% due 01/15/2042	1,133	1,134
4.678% due 07/15/2042	4,068	4,115
4.918% due 10/15/2042	189	199
4.936% due 08/15/2042	199	207
5.038% due 03/15/2046	471	482
5.240% due 01/12/2043	24,984	26,454
5.269% due 12/15/2044	1,785	1,808
5.335% due 08/12/2037	12,553	12,943
5.336% due 05/15/2047	173,448	189,590
5.399% due 05/15/2045	2,215	2,401
5.420% due 01/15/2049	73,659	80,891
5.440% due 06/12/2047	4,130	4,539
5.681% due 02/12/2049	2,519	2,674
5.698% due 02/12/2049	79,566	88,304
5.815% due 06/15/2049	3,500	3,876
5.845% due 04/15/2045	43,365	47,284
5.882% due 02/15/2051	33,040	36,900
JPMorgan Mortgage Trust
1.990% due 11/25/2033	33	33
1.990% due 02/25/2034	1,179	1,179
2.486% due 10/25/2035	1,515	1,298
2.497% due 07/27/2037	22,781	19,728
2.517% due 08/25/2035	11,004	11,085
2.539% due 10/25/2035	3,746	3,302
2.545% due 04/25/2036	8,965	8,694
2.557% due 02/25/2036	230	226
2.574% due 10/25/2036	56,672	48,592
2.593% due 10/25/2035	26,910	26,985
2.604% due 10/25/2035	26,431	26,281
2.618% due 07/25/2035	2,628	2,644
2.629% due 06/25/2035	985	971
2.629% due 02/25/2036	42,171	37,814
2.634% due 10/25/2036	8,770	7,438
2.663% due 07/25/2035	2,818	2,827
2.666% due 08/25/2036	7,549	6,485
2.671% due 07/25/2035	4,418	4,415
2.686% due 07/25/2035	4,916	4,952
2.729% due 05/25/2036	8,396	7,743
2.736% due 07/25/2035	1,875	1,907
2.743% due 08/25/2035 ^	6,190	5,903
2.755% due 07/25/2035	16,692	16,710
2.776% due 07/25/2035	7,627	7,780
2.785% due 08/25/2035	3,555	3,522
3.115% due 04/25/2035	484	496
3.319% due 02/25/2035	4,142	4,287
4.863% due 04/25/2037	1,049	974
5.000% due 08/25/2020	5,232	5,424
5.009% due 06/25/2035	9,811	9,904
5.054% due 06/25/2035	13,530	13,716
5.081% due 11/25/2035	7,359	7,111
5.108% due 04/25/2036	10,305	9,567

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.137% due 09/25/2035		$1,249	$1,275
5.219% due 07/25/2035		1,141	1,177
5.500% due 03/25/2022		1,535	1,527
5.500% due 07/25/2036		2,420	2,206
5.531% due 10/25/2036		303	282
5.750% due 01/25/2036 ^		5,988	5,613
6.000% due 01/25/2036		16,384	14,548
6.000% due 04/25/2036		1,271	1,285
6.000% due 01/25/2037 ^		31,542	27,143
6.500% due 07/25/2036		6,357	5,591
6.500% due 08/25/2036 ^		1,568	1,407
JPMorgan Resecuritization Trust
2.193% due 05/27/2037		10,829	9,623
2.685% due 05/27/2036		6,596	6,519
Lanark Master Issuer PLC
1.636% due 12/22/2054		3,710	3,775
Lavender Trust
6.250% due 10/26/2036		11,673	10,441
LB Commercial Mortgage Trust
6.720% due 10/15/2032		1,261	1,312
LB Mortgage Trust
8.562% due 01/20/2017		1,768	1,786
LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031		49	51
4.739% due 07/15/2030		179	184
4.742% due 02/15/2030		37	38
5.300% due 11/15/2038		375	389
5.430% due 02/15/2040		32,118	35,432
5.858% due 07/15/2040		84	91
5.866% due 09/15/2045		37,448	42,369
Leek Finance Ltd.
0.454% due 12/21/2038		192	199
Lehman Mortgage Trust
0.474% due 08/25/2036 ^		18,139	13,302
0.804% due 06/25/2037		1,564	1,209
5.000% due 12/25/2035 ^		1,124	1,075
5.500% due 01/25/2036		2,406	2,076
5.572% due 01/25/2036		10,200	9,521
5.764% due 12/25/2035		11,566	10,436
6.000% due 09/25/2036		4,461	3,695
6.258% due 04/25/2036		2,088	1,977
Lehman XS Trust
0.274% due 07/25/2037		11,080	7,818
0.314% due 03/25/2047		14,506	10,764
0.324% due 12/25/2036 ^		3,189	2,313
0.344% due 11/25/2046		510	420
0.354% due 08/25/2046		27,125	22,831
0.384% due 04/25/2046		27,299	21,075
0.414% due 02/25/2046		5,683	4,254
0.424% due 12/25/2035		111	105
1.054% due 08/25/2047		18,269	13,240
Luminent Mortgage Trust
0.314% due 11/25/2036 ^		518	427
0.324% due 12/25/2036		15,958	12,422
0.334% due 12/25/2036		5,581	4,098
0.354% due 02/25/2046		121	89
0.354% due 10/25/2046		5,395	4,767
0.394% due 04/25/2036		23,010	15,415
Mall Funding PLC
1.201% due 04/22/2017	GBP	8,700	14,481
MASTR Adjustable Rate Mortgages Trust
0.364% due 04/25/2046		$9,585	7,257
0.364% due 05/25/2047		2,981	2,396
0.394% due 05/25/2037		1,771	1,193
0.454% due 05/25/2047 ^		882	435
2.227% due 07/25/2035		2,859	2,493
2.397% due 05/25/2034		295	292
2.500% due 10/25/2032		997	1,005
2.626% due 03/25/2035		985	883
2.629% due 12/25/2034		11,311	11,407
2.649% due 11/21/2034		31,202	31,991
2.832% due 12/25/2033		291	293
3.029% due 10/25/2034		5,869	5,491
MASTR Alternative Loan Trust
0.554% due 03/25/2036		9,190	2,610
MASTR Asset Securitization Trust
5.500% due 09/25/2033		1,064	1,111
5.750% due 05/25/2036		16,626	16,546
MASTR Reperforming Loan Trust
0.514% due 07/25/2035		5,565	4,872
7.000% due 08/25/2034		3,589	3,719
7.000% due 05/25/2035		1,024	972
MASTR Seasoned Securitization Trust
6.196% due 09/25/2017		1,742	1,806
6.500% due 08/25/2032		9,523	10,681
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.595% due 12/15/2030		1,491	1,418
0.635% due 06/15/2030		9,001	8,852
0.855% due 11/15/2031		5,695	5,716
0.895% due 09/15/2030		1,630	1,618
1.015% due 08/15/2032		205	192
1.035% due 11/15/2031		111	91
2.609% due 10/20/2029		3,198	3,248

See Accompanying Notes	15

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Merrill Lynch Alternative Note Asset Trust
0.264% due 03/25/2037	$1,418	$608
0.324% due 02/25/2037	6,091	5,592
0.454% due 03/25/2037	3,753	1,643
2.827% due 06/25/2037 ^	2,819	1,879
6.000% due 05/25/2037	5,863	4,631
Merrill Lynch Floating Trust
0.692% due 07/09/2021	83,791	83,652
Merrill Lynch Mortgage Investors Trust
0.364% due 02/25/2036	10,382	9,491
0.404% due 11/25/2035	2,747	2,599
0.404% due 08/25/2036	812	769
0.424% due 04/25/2035	1,857	1,789
0.434% due 08/25/2035	2,799	2,773
0.614% due 04/25/2029	299	287
0.654% due 05/25/2029	165	164
0.774% due 10/25/2028	155	153
0.814% due 06/25/2028	1,973	1,894
0.814% due 11/25/2029	599	577
0.832% due 04/25/2029	1,391	1,366
0.894% due 03/25/2028	114	112
0.934% due 03/25/2028	60	60
0.991% due 10/25/2028	88	86
1.052% due 11/25/2029	817	796
1.154% due 10/25/2035	1,714	1,629
1.834% due 12/25/2032	658	665
1.959% due 01/25/2029	440	447
2.127% due 04/25/2035	639	622
2.193% due 05/25/2033	6,227	6,037
2.219% due 02/25/2033	47	46
2.359% due 05/25/2036	10,491	10,461
2.379% due 02/25/2034	18	18
2.380% due 10/25/2035	14,121	14,376
2.382% due 12/25/2035	2,839	2,655
2.457% due 06/25/2035	21,982	21,567
2.457% due 02/25/2036	7,397	7,018
2.479% due 02/25/2035	15,102	15,050
2.490% due 08/25/2034	1,975	2,019
2.502% due 12/25/2035	2,756	2,618
2.547% due 12/25/2034	123	124
2.580% due 07/25/2035	1,100	981
2.617% due 09/25/2035	10,432	10,477
2.632% due 06/25/2037	2,305	2,213
2.960% due 05/25/2033	24	24
5.062% due 09/25/2035	31,629	30,539
5.250% due 08/25/2036	18,925	19,641
5.417% due 12/25/2035	7,442	7,054
6.720% due 11/15/2026	7	7
Merrill Lynch Mortgage Trust
4.949% due 07/12/2038	6,296	6,347
5.204% due 09/12/2042	27,661	28,284
5.841% due 06/12/2050	10,215	10,521
Merrill Lynch Mortgage-Backed Securities Trust
2.765% due 04/25/2037 ^	9,322	7,872
Merrill Lynch/Countrywide Commercial Mortgage Trust
0.618% due 12/12/2049 (a)	84,207	388
5.172% due 12/12/2049	7,165	7,723
5.414% due 07/12/2046	287	311
5.485% due 03/12/2051	34,620	38,174
5.700% due 09/12/2049	52,117	58,290
5.745% due 06/12/2050	29,150	32,297
5.894% due 08/12/2049	8,832	9,881
Morgan Stanley Bank of America Merrill Lynch Trust
2.918% due 02/15/2046	220	211
3.085% due 08/15/2046	620	644
4.083% due 07/15/2046	750	786
4.219% due 08/15/2046	580	613
Morgan Stanley Capital Trust
3.884% due 09/15/2047	2,010	2,100
4.700% due 07/15/2056	91	92
5.168% due 01/14/2042	132	135
5.208% due 11/14/2042	297	311
5.418% due 03/12/2044	696	739
5.439% due 02/12/2044	3,708	3,735
5.569% due 12/15/2044	26,700	28,961
5.577% due 04/12/2049	1,123	1,148
5.610% due 04/15/2049	9,579	9,732
5.649% due 12/15/2044	908	939
5.692% due 04/15/2049	58,600	64,875
5.852% due 12/12/2049	50	50
Morgan Stanley Dean Witter Capital, Inc. Trust
5.500% due 04/25/2017	5	5
Morgan Stanley Mortgage Loan Trust
0.414% due 03/25/2036	3,756	2,857
0.434% due 01/25/2036	23,072	17,412
0.444% due 12/25/2035	87	70
0.454% due 03/25/2035	73	67
0.464% due 01/25/2035	19	18
0.474% due 01/25/2035	9,450	8,745
1.054% due 02/25/2036	196	169
2.185% due 06/25/2036	3,142	2,973
2.323% due 07/25/2035	3,475	3,165
2.461% due 07/25/2035	1,331	1,220

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.467% due 06/25/2037		$1,139	$733
2.509% due 11/25/2037		22,309	17,885
2.843% due 09/25/2035		6,476	5,343
4.847% due 06/25/2036		21,463	15,509
5.701% due 02/25/2047		3,006	2,364
6.000% due 02/25/2036 ^		1,406	1,393
6.000% due 10/25/2037 ^		3,036	2,485
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037		41,391	39,952
5.819% due 08/12/2045		122,103	135,396
5.819% due 08/15/2045		71,981	79,896
MortgageIT Trust
0.454% due 08/25/2035		7,831	7,391
0.544% due 02/25/2035		1,837	1,723
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034		1,251	1,354
New York Mortgage Trust
2.676% due 05/25/2036		25,616	23,098
Newgate Funding PLC
0.903% due 12/15/2050	EUR	107,200	142,150
1.120% due 12/15/2050	GBP	5,655	9,444
Nomura Asset Acceptance Corp.
0.374% due 05/25/2035		$313	312
0.654% due 05/25/2035		4,000	2,500
2.499% due 10/25/2035		201	181
5.203% due 02/25/2036 ^		690	580
5.820% due 03/25/2047		1,952	1,999
6.138% due 03/25/2047		1,794	1,836
6.972% due 02/19/2030		1,532	1,527
Nomura Resecuritization Trust
0.599% due 08/27/2047		87,878	83,663
Ocwen Residential MBS Corp.
7.000% due 10/25/2040 ^		31	0
Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018		5	5
Paine Webber CMO Trust
8.625% due 09/01/2018		0	1
Paragon Mortgages PLC
0.759% due 10/15/2041	GBP	2,319	3,533
0.881% due 05/15/2041		25,677	40,157
0.899% due 04/16/2035		5,777	9,110
Permanent Master Issuer PLC
1.982% due 07/15/2042	EUR	7,900	10,970
PHH Alternative Mortgage Trust
0.314% due 02/25/2037		$13,590	10,997
PNC Mortgage Acceptance Corp.
6.220% due 10/12/2033		136	135
Prime Mortgage Trust
0.554% due 02/25/2019		58	57
0.554% due 02/25/2034		3,756	3,551
0.654% due 02/25/2035		14,721	13,815
5.000% due 02/25/2019		2	2
Provident Funding Mortgage Loan Trust
2.489% due 04/25/2034		4,715	4,746
2.513% due 04/25/2034		1,197	1,210
2.601% due 10/25/2035		3,789	3,825
RBSSP Resecuritization Trust
0.376% due 10/27/2036		5,070	3,859
0.396% due 08/27/2037		7,478	5,291
0.426% due 09/27/2037		9,301	4,879
0.486% due 02/27/2037		5,936	4,672
3.000% due 06/26/2037		4,300	4,310
5.500% due 02/26/2036		50	50
Regal Trust
2.284% due 09/29/2031		350	329
Resecuritization Mortgage Trust
0.404% due 04/26/2021		1	1
Residential Accredit Loans, Inc. Trust
0.254% due 05/25/2037		25,066	18,107
0.284% due 02/25/2037		22,523	18,841
0.294% due 01/25/2037		13,504	11,472
0.304% due 02/25/2037		5,620	4,266
0.304% due 02/25/2047		44,579	25,799
0.334% due 05/25/2036		29,807	23,348
0.334% due 09/25/2036		5,887	4,376
0.334% due 06/25/2046		104,007	46,761
0.339% due 12/25/2036		67	50
0.344% due 07/25/2036		7,362	5,517
0.344% due 08/25/2036		13,880	10,520
0.344% due 09/25/2036		122	91
0.344% due 12/25/2036		6,992	5,606
0.354% due 10/25/2046		20,196	13,190
0.354% due 05/25/2047		5,937	4,741
0.364% due 06/25/2037		3,863	2,892
0.364% due 04/25/2046		20,384	10,139
0.404% due 08/25/2037		8,217	6,020
0.424% due 02/25/2046		3,611	2,337
0.454% due 08/25/2035		909	721
0.456% due 01/25/2035		143	139
0.459% due 09/25/2046		358	101
0.484% due 03/25/2037		2,100	799
0.554% due 01/25/2033		16	16
0.554% due 08/25/2036		337	223
0.554% due 11/25/2036 ^		3,479	2,107
0.694% due 03/25/2034		1,698	1,616

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.804% due 07/25/2033		$129	$124
0.929% due 09/25/2046 ^		6,428	4,205
1.491% due 09/25/2045		782	643
3.002% due 04/25/2035		9,587	9,469
3.202% due 08/25/2035 ^		1,654	962
3.506% due 09/25/2035 ^		1,700	1,335
3.550% due 02/25/2036 ^		1,738	1,264
3.575% due 12/25/2035		24,297	20,122
3.728% due 01/25/2036 ^		17,316	13,241
5.250% due 09/25/2020		16,134	16,116
5.500% due 06/25/2034		5,976	6,078
5.750% due 01/25/2034		5,913	6,176
6.000% due 06/25/2036		108	87
6.000% due 08/25/2036 ^		4,521	3,546
6.000% due 08/25/2036		4,915	3,854
6.000% due 09/25/2036 ^		4,577	3,574
6.000% due 09/25/2036		4,005	3,128
6.000% due 11/25/2036 ^		4,636	3,545
6.250% due 03/25/2037 ^		3,871	2,756
6.500% due 09/25/2037 ^		4,323	3,396
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		411	458
Residential Asset Securitization Trust
0.554% due 01/25/2046 ^		19,461	10,782
0.604% due 12/25/2036 ^		703	268
0.654% due 03/25/2035		15,038	11,924
5.000% due 08/25/2019		2,562	2,644
5.500% due 08/25/2034		169	172
5.500% due 06/25/2035		1,100	994
5.750% due 02/25/2036 ^		1,492	1,282
6.000% due 03/25/2037 ^		2,689	2,098
6.000% due 04/25/2037		583	519
6.000% due 05/25/2037 ^		395	361
6.250% due 08/25/2036		235	222
6.250% due 10/25/2036 ^		754	680
6.250% due 11/25/2036		2,967	2,303
6.500% due 08/25/2036		1,923	1,327
6.500% due 09/25/2036		1,981	1,511
Residential Funding Mortgage Securities, Inc. Trust
0.554% due 07/25/2018		59	58
2.845% due 11/25/2035		1,901	1,670
3.068% due 09/25/2035 ^		216	180
3.207% due 02/25/2036 ^		6,237	5,609
3.408% due 02/25/2037		6,973	5,543
4.007% due 07/27/2037		20,844	17,518
5.250% due 07/25/2035		4,724	4,905
5.364% due 06/25/2035		2,261	2,233
5.500% due 12/25/2034		1,600	1,687
6.000% due 06/25/2036 ^		3,820	3,610
6.000% due 07/25/2036 ^		4,385	4,055
6.000% due 10/25/2036		19,037	16,910
6.000% due 06/25/2037		1,983	1,818
6.500% due 03/25/2032		244	258
ResLoc UK PLC
0.741% due 12/15/2043	GBP	4,514	6,713
RMAC Securities PLC
0.457% due 06/12/2044	EUR	3,313	4,301
0.671% due 06/12/2044	GBP	49,905	77,840
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048		$47,976	51,240
5.331% due 02/16/2044		20,420	22,081
5.336% due 05/16/2047		29,124	31,322
5.420% due 01/16/2049		28,804	30,714
5.467% due 09/16/2039		8,017	8,662
5.692% due 04/16/2049		26,300	28,403
5.695% due 09/16/2040		7,500	8,134
5.953% due 02/16/2051		42,211	45,683
6.003% due 12/16/2049		37,000	40,076
6.068% due 09/17/2039		2,600	2,854
6.068% due 02/17/2051		10,000	10,048
Salomon Brothers Mortgage Securities, Inc.
0.654% due 05/25/2032		70	64
7.000% due 12/25/2018		49	53
Santa Barbara Savings and Loan Association
9.500% due 11/20/2018		55	58
Securitized Asset Sales, Inc.
2.361% due 11/26/2023		99	74
Sequoia Mortgage Trust
0.357% due 07/20/2036		5,531	5,117
0.367% due 06/20/2036		3,596	3,211
0.507% due 07/20/2033		371	372
0.817% due 06/20/2033		33	32
0.856% due 10/19/2026		237	234
0.879% due 05/20/2034		5,916	5,695
0.917% due 10/20/2027		154	147
0.935% due 02/20/2034		3,325	3,289
0.957% due 10/20/2027		2,037	1,992
0.990% due 09/20/2033		1,417	1,380
2.408% due 01/20/2047 ^		4,476	3,888
2.554% due 09/20/2046		9,766	8,339
2.635% due 04/20/2035		15,887	15,765
3.022% due 01/20/2047		6,269	5,660

16	See Accompanying Notes

March 31, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Silenus European Loan Conduit Ltd.
0.438% due 05/15/2019	EUR	10,048	$13,565
Structured Adjustable Rate Mortgage Loan Trust
0.374% due 05/25/2037		$251	184
0.374% due 06/25/2037		21,830	19,002
0.454% due 09/25/2034		3,411	3,034
0.454% due 10/25/2035		2,825	2,600
0.454% due 08/25/2036		13,017	10,032
0.474% due 10/25/2035		18,178	15,964
0.634% due 06/25/2035		441	440
1.526% due 01/25/2035		382	310
1.832% due 10/25/2037 ^		1,237	789
2.373% due 03/25/2034		3,880	3,888
2.376% due 12/25/2035		10,625	8,964
2.379% due 12/25/2034		197	196
2.379% due 06/25/2035		3,777	3,443
2.416% due 09/25/2034		55	56
2.436% due 05/25/2034		300	301
2.445% due 02/25/2034		3,889	3,961
2.451% due 07/25/2034		2,330	2,326
2.456% due 04/25/2035		7,441	7,132
2.464% due 04/25/2036		6,509	5,608
2.468% due 01/25/2035		1,996	1,865
2.469% due 11/25/2034		1,486	1,396
2.477% due 04/25/2034		5,442	5,476
2.481% due 08/25/2034		1,853	1,853
2.494% due 09/25/2035		4,329	3,933
2.496% due 01/25/2036 ^		2,530	2,443
2.502% due 03/25/2034		151	151
2.508% due 08/25/2035		95	89
2.531% due 05/25/2036		11,397	9,294
2.548% due 11/25/2035 ^		1,157	903
2.553% due 09/25/2034		1,923	1,935
2.578% due 02/25/2036 ^		24,689	20,739
2.655% due 09/25/2034		6,242	6,182
2.693% due 09/25/2036 ^		31,464	20,071
4.705% due 04/25/2036 ^		9,667	7,787
4.838% due 11/25/2036 ^		5,587	4,914
4.991% due 03/25/2036 ^		1,420	1,208
5.034% due 05/25/2036		4,771	4,495
5.050% due 01/25/2036 ^		26,837	20,813
5.177% due 07/25/2035 ^		10,134	8,933
5.424% due 09/25/2036 ^		2,763	2,755
5.507% due 02/25/2036 ^		2,010	1,653
Structured Asset Mortgage Investments Trust
0.274% due 08/25/2036		26,629	19,980
0.284% due 03/25/2037		4,593	3,537
0.324% due 03/25/2037 ^		713	189
0.344% due 06/25/2036		1,175	955
0.344% due 07/25/2046		41,837	33,830
0.354% due 05/25/2036		31,791	23,932
0.364% due 04/25/2036		1,263	944
0.364% due 08/25/2036		8,742	6,612
0.364% due 05/25/2046		209	153
0.374% due 05/25/2036		47	35
0.374% due 05/25/2046		14,612	8,288
0.374% due 09/25/2047		300	235
0.384% due 05/25/2045		1,201	1,073
0.406% due 07/19/2035		11,100	10,578
0.414% due 05/25/2046 ^		255	82
0.454% due 08/25/2036		1,087	402
0.464% due 12/25/2035		5,770	4,555
0.736% due 07/19/2034		27	27
0.816% due 09/19/2032		5,269	5,131
0.816% due 10/19/2034		865	830
0.856% due 03/19/2034		11	10
0.996% due 10/19/2033		1,055	980
1.529% due 12/25/2035		5,253	3,670
1.614% due 02/25/2036		20,275	17,074
9.702% due 06/25/2029		46	49
Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates
3.031% due 05/25/2022		507	526
Structured Asset Securities Corp.
2.646% due 10/28/2035		391	370
5.000% due 05/25/2035		9,633	9,857
5.500% due 06/25/2035		4,010	3,972
5.750% due 02/25/2035		24,477	25,205
7.103% due 04/15/2027		31	31
7.500% due 10/25/2036 ^		4,482	4,179
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.829% due 05/25/2032		190	187
2.125% due 07/25/2032		551	533
2.227% due 01/25/2032		888	824
2.352% due 06/25/2033		65	65
2.369% due 03/25/2033		1,655	1,643
2.388% due 01/25/2034		6,001	5,928

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.515% due 06/25/2033		$3,885	$3,932
2.516% due 02/25/2032		922	901
2.689% due 11/25/2033		281	278
5.830% due 06/25/2034		220	224
Structured Mortgage Asset Residential Trust
6.950% due 07/25/2024		29	30
Suntrust Adjustable Rate Mortgage Loan Trust
2.756% due 02/25/2037 ^		1,470	1,255
2.768% due 01/25/2037 ^		11,963	11,417
2.852% due 04/25/2037 ^		1,843	1,543
Suntrust Alternative Loan Trust
0.804% due 12/25/2035 ^		12,538	9,780
5.750% due 12/25/2035 ^		8,242	7,553
6.000% due 04/25/2036		2,337	1,901
TBW Mortgage-Backed Trust
5.630% due 01/25/2037		1,081	717
5.970% due 09/25/2036		5,583	1,268
6.015% due 07/25/2037		2,080	1,572
6.500% due 07/25/2036		7,009	3,695
Thornburg Mortgage Securities Trust
0.854% due 12/25/2033		2,037	2,035
1.404% due 06/25/2047		45,906	40,941
1.454% due 03/25/2037		33,159	30,614
2.287% due 10/25/2043		780	785
2.321% due 09/25/2047 ^		106,228	94,376
5.249% due 07/25/2036		190,997	194,307
5.314% due 10/25/2046		284,336	293,776
5.750% due 06/25/2047		62,855	59,644
6.069% due 09/25/2037		9,542	9,394
Titan Europe PLC
0.802% due 10/23/2016	GBP	2,983	4,901
Wachovia Bank Commercial Mortgage Trust
0.235% due 06/15/2020		$2,666	2,643
0.330% due 06/15/2049		184,222	176,104
5.088% due 08/15/2041		7	7
5.118% due 07/15/2042		93	97
5.215% due 01/15/2041		155	155
5.342% due 12/15/2043		119,950	131,549
5.416% due 01/15/2045		16,615	17,863
5.509% due 04/15/2047		62,108	67,595
5.559% due 10/15/2048		153,490	167,959
5.719% due 06/15/2049		1,057	1,084
5.724% due 06/15/2049		49,237	54,351
5.953% due 02/15/2051		20,000	21,954
Wachovia Mortgage Loan Trust LLC
2.611% due 03/20/2037 ^		5,404	5,041
2.622% due 10/20/2035		145	144
2.641% due 08/20/2035		12,195	11,134
2.688% due 08/20/2035		14,538	14,161
5.413% due 10/20/2035		2,317	2,295
WaMu Mortgage Pass-Through Certificates
0.374% due 07/25/2046 ^		59	4
0.384% due 04/25/2045		5,154	4,840
0.414% due 11/25/2045		28,648	26,584
0.424% due 12/25/2045		1,314	1,237
0.434% due 11/25/2045		29,169	26,199
0.444% due 07/25/2045		578	541
0.444% due 10/25/2045		56,843	52,677
0.444% due 12/25/2045		25,251	23,407
0.464% due 01/25/2045		1,874	1,819
0.474% due 01/25/2045		4,794	4,542
0.474% due 07/25/2045		300	286
0.484% due 01/25/2045		6,883	6,437
0.514% due 11/25/2034		5,285	5,089
0.558% due 11/25/2034		1,805	1,710
0.564% due 11/25/2045		603	528
0.564% due 12/25/2045		536	477
0.608% due 06/25/2044		3,727	3,459
0.678% due 11/25/2034		877	802
0.829% due 02/25/2047		12,908	10,566
0.829% due 03/25/2047		32,801	26,556
0.869% due 01/25/2047		16,378	13,453
0.879% due 06/25/2047		9,991	8,914
0.889% due 04/25/2047		22,336	20,151
0.899% due 05/25/2047		25,499	22,420
0.939% due 12/25/2046		28,941	26,981
0.939% due 07/25/2047		910	792
0.949% due 12/25/2046		15,503	12,978
1.071% due 05/25/2046		19,582	18,480
1.111% due 06/25/2046		34,648	34,065
1.129% due 08/25/2046		361	312
1.135% due 02/25/2046		3,580	3,344
1.331% due 11/25/2042		646	626
1.531% due 06/25/2042		1,344	1,271
1.531% due 08/25/2042		613	583
1.862% due 01/25/2037 ^		8,575	7,545

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.034% due 02/27/2034	$6,694	$6,652
2.034% due 07/25/2047	7,456	5,306
2.051% due 12/25/2036 ^	5,564	4,831
2.081% due 04/25/2037	5,806	5,001
2.117% due 03/25/2033	34	34
2.197% due 06/25/2037	39,540	33,628
2.223% due 02/25/2037 ^	14,875	12,278
2.283% due 05/25/2046	1,791	1,573
2.284% due 07/25/2046	1,644	1,551
2.284% due 08/25/2046	965	881
2.284% due 09/25/2046	11,466	10,919
2.284% due 10/25/2046	20,262	18,505
2.284% due 11/25/2046	4,168	3,987
2.284% due 12/25/2046	14,032	13,224
2.324% due 12/25/2036 ^	20,127	17,953
2.324% due 02/25/2037 ^	19,532	16,512
2.343% due 03/25/2036	21,950	20,467
2.354% due 10/25/2035	2,680	2,605
2.355% due 09/25/2036 ^	13,439	12,016
2.359% due 12/25/2035	37,625	36,131
2.379% due 12/25/2035	22,320	20,718
2.397% due 08/25/2046	7,624	6,635
2.400% due 05/25/2035	77,784	75,527
2.403% due 04/25/2035	15,437	15,103
2.408% due 03/25/2034	1,287	1,298
2.410% due 08/25/2035	22,771	22,709
2.411% due 03/25/2035	5,053	5,026
2.415% due 08/25/2034	744	747
2.419% due 09/25/2033	1,837	1,881
2.420% due 09/25/2035	36,732	34,090
2.431% due 08/25/2036 ^	23,457	20,339
2.439% due 06/25/2034	63	64
2.443% due 09/25/2033	237	242
2.449% due 06/25/2033	5,918	6,026
2.451% due 02/25/2037 ^	33,897	29,921
2.466% due 03/25/2037	66,387	62,570
2.475% due 12/25/2035	4,782	4,479
2.496% due 01/25/2033	302	308
3.674% due 05/25/2037	267	222
4.157% due 12/25/2036 ^	25,437	23,191
4.163% due 03/25/2036	30,924	28,275
4.427% due 05/25/2037 ^	13,497	11,236
4.484% due 08/25/2036 ^	10,149	9,259
4.670% due 04/25/2037	3,097	2,891
4.686% due 02/25/2037	1,149	1,073
4.702% due 08/25/2036 ^	17,302	15,749
4.708% due 01/25/2036	13,567	12,632
4.730% due 07/25/2037 ^	835	774
5.159% due 08/25/2035	3,726	3,630
5.890% due 08/25/2046	22,313	20,434
6.000% due 07/25/2034	1,352	1,437
Washington Mutual Mortgage Loan Trust
1.328% due 05/25/2041	77	76
Washington Mutual MSC Mortgage Pass-Through Certificates
0.314% due 02/25/2037	28,752	19,720
0.394% due 01/25/2047 ^	9,402	6,240
0.604% due 04/25/2035	19,746	15,648
0.849% due 12/25/2046	40,725	25,244
0.899% due 04/25/2047 ^	533	112
1.099% due 05/25/2046	7,877	5,912
1.955% due 02/25/2031	3	3
2.066% due 02/25/2033	27	27
2.225% due 05/25/2033	135	135
2.391% due 06/25/2033	7,163	7,296
2.407% due 01/25/2035	595	596
5.500% due 07/25/2035	9,681	9,441
5.500% due 11/25/2035	1,948	1,726
5.500% due 06/25/2037 ^	3,961	3,758
6.000% due 04/25/2036	3,232	2,737
6.000% due 06/25/2037 ^	34,778	29,154
6.268% due 07/25/2036	1,886	1,051
6.449% due 07/25/2036	3,221	1,795
Wells Fargo Alternative Loan Trust
2.673% due 07/25/2037	3,735	3,015
6.250% due 11/25/2037 ^	8,113	7,729
Wells Fargo Commercial Mortgage Trust
4.218% due 07/15/2046	400	422
4.393% due 11/15/2043	300	324
Wells Fargo Mortgage-Backed Securities Trust
0.654% due 07/25/2037	3,271	2,769
2.483% due 12/25/2033	2,139	2,150
2.490% due 06/25/2033	653	664
2.610% due 07/25/2036 ^	1,810	1,664
2.612% due 12/25/2034	1,569	1,609
2.612% due 07/25/2036 ^	43,567	42,300
2.612% due 10/25/2036 ^	13,480	12,886

See Accompanying Notes	17

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.613% due 03/25/2036	$12,294	$12,202
2.614% due 06/25/2035	6,559	6,660
2.614% due 03/25/2036	128,745	129,625
2.615% due 11/25/2034	1,492	1,526
2.615% due 12/25/2034	33	34
2.615% due 01/25/2035	14,865	14,821
2.615% due 03/25/2035	6,651	6,755
2.615% due 06/25/2035	2,225	2,241
2.615% due 03/25/2036	4,070	3,737
2.616% due 02/25/2034	3,613	3,690
2.616% due 04/25/2036	20,636	19,924
2.617% due 03/25/2035	1,423	1,395
2.618% due 12/25/2033	258	258
2.619% due 09/25/2033	244	249
2.622% due 05/25/2035	4,021	4,042
2.624% due 10/25/2035	25,959	25,295
2.624% due 04/25/2036	348	347
2.624% due 04/25/2036 ^	64	62
2.628% due 03/25/2036	6,193	5,891
2.629% due 10/25/2035	16,470	16,578
2.630% due 06/25/2034	5,930	6,049
2.634% due 06/25/2035	727	736
2.644% due 08/25/2033	398	410
2.738% due 09/25/2036 ^	6,458	6,087
4.710% due 07/25/2034	46	47
4.996% due 03/25/2036	29,232	29,770
5.000% due 03/25/2036	2,983	3,056
5.173% due 10/25/2035	31,012	30,954
5.250% due 01/25/2034	1,074	1,122
5.250% due 10/25/2035	4,408	4,642
5.347% due 03/25/2036	388	387
5.500% due 11/25/2035	455	471
5.500% due 01/25/2036	6,899	6,734
5.500% due 02/25/2037 ^	1,905	1,819
5.568% due 04/25/2036	19,384	18,740
5.673% due 04/25/2037	10,851	10,585
5.750% due 03/25/2036	7,769	7,979
5.750% due 02/25/2037	1,072	1,058
5.750% due 04/25/2037	7,289	7,024
6.000% due 06/25/2036 ^	8,609	8,540
6.000% due 08/25/2036	15,716	16,061
6.000% due 03/25/2037 ^	6,056	5,801
6.000% due 04/25/2037	5,107	4,908
6.000% due 04/25/2037 ^	2,689	2,585
6.000% due 07/25/2037	33,174	32,010
6.000% due 07/25/2037 ^	11,214	10,956
6.000% due 08/25/2037	24,123	23,667
6.250% due 07/25/2037	527	508
WFRBS Commercial Mortgage Trust
3.667% due 11/15/2044	201	207

Total Mortgage-Backed Securities (Cost $13,650,128)		14,855,692

ASSET-BACKED SECURITIES 2.8%
ACA CLO Ltd.
0.487% due 01/20/2021	7,970	7,943
0.489% due 07/25/2018	29,557	29,480
Academic Loan Funding Trust
0.954% due 12/27/2022	26,003	26,231
Access Group, Inc.
1.539% due 10/27/2025	44,233	44,669
Accredited Mortgage Loan Trust
0.284% due 02/25/2037	3,029	2,842
0.414% due 09/25/2036	13,457	10,146
0.474% due 12/25/2035	2,741	2,562
4.330% due 06/25/2033	3,933	3,521
4.980% due 10/25/2033	2,703	2,655
ACE Securities Corp. Home Equity Loan Trust
0.214% due 10/25/2036	23	8
0.294% due 07/25/2036	11,633	8,513
0.314% due 08/25/2036 ^	5,970	2,245
0.354% due 12/25/2036	29,311	12,768
0.374% due 08/25/2036 ^	7,671	2,918
0.454% due 02/25/2036	15,400	11,962
0.594% due 11/25/2035	12,800	10,184
0.704% due 12/25/2045	5,800	3,477
0.804% due 07/25/2035	2,718	2,289
0.834% due 09/25/2035	8,900	6,616
1.129% due 11/25/2033	3,586	3,352
Aegis Asset-Backed Securities Trust
0.584% due 12/25/2035	3,300	2,155
0.634% due 06/25/2035	3,500	2,289
1.654% due 03/25/2035 ^	9,500	8,354
AFC Home Equity Loan Trust
0.864% due 12/22/2027	2	2

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Alzette European CLO S.A.
0.553% due 12/15/2020		$410	$410
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.604% due 03/25/2035		1,970	1,947
0.674% due 05/25/2034		3,786	3,359
0.759% due 11/25/2034		573	569
1.024% due 07/25/2034		598	532
3.529% due 11/25/2032		6,877	6,821
5.444% due 11/25/2035		6,359	6,355
Amortizing Residential Collateral Trust
0.694% due 06/25/2032		233	216
0.734% due 07/25/2032		97	89
0.854% due 10/25/2031		137	123
Aquilae CLO PLC
0.637% due 01/17/2023	EUR	16,821	22,880
Argent Securities Trust
0.264% due 09/25/2036		$5,798	2,292
0.304% due 06/25/2036		24,481	9,478
0.304% due 07/25/2036		9,252	3,777
0.304% due 09/25/2036		8,993	3,568
0.344% due 03/25/2036		8,549	4,320
0.394% due 07/25/2036		8,481	3,503
0.424% due 05/25/2036		31,113	11,453
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.354% due 10/25/2035		638	636
0.474% due 01/25/2036		17,825	12,024
1.279% due 11/25/2034		3,522	3,032
Asset-Backed Funding Certificates Trust
0.314% due 01/25/2037		27,258	16,210
0.374% due 01/25/2037		11,835	7,092
0.464% due 12/25/2034		978	956
0.854% due 06/25/2034		1,889	1,770
1.014% due 12/25/2030		1,394	1,377
1.204% due 03/25/2034		6,084	4,786
1.249% due 05/25/2032		1,108	1,038
Asset-Backed Securities Corp. Home Equity Loan Trust
0.234% due 05/25/2037		320	204
0.384% due 11/25/2036		7,500	4,450
0.429% due 09/25/2034		1,212	1,205
0.604% due 11/25/2035		5,800	4,698
0.914% due 10/25/2034		1	1
0.964% due 06/25/2034		15,821	14,859
1.204% due 12/25/2034		9,936	8,854
1.505% due 04/15/2033		429	411
3.155% due 08/15/2033		1,253	1,129
Avenue CLO Ltd.
0.560% due 10/15/2023	EUR	6,899	9,173
Avoca CLO PLC
0.655% due 09/15/2021		28,497	38,760
Bear Stearns Asset-Backed Securities Trust
0.214% due 01/25/2037		$20	20
0.224% due 12/25/2036		896	888
0.264% due 11/25/2036		1,341	1,133
0.264% due 02/25/2037		12,183	11,241
0.304% due 06/25/2036		9,261	8,760
0.304% due 01/25/2037		3,509	3,476
0.314% due 01/25/2037		25,163	23,040
0.324% due 05/25/2036 ^		7,255	6,075
0.324% due 10/25/2036		15,920	15,101
0.324% due 12/25/2036		6,755	4,901
0.324% due 01/25/2037		16,221	10,921
0.334% due 04/25/2036		12,282	12,126
0.334% due 06/25/2047		10,622	10,252
0.344% due 01/25/2047		2,287	2,274
0.354% due 12/25/2036		22,549	21,088
0.354% due 04/25/2037		25,539	22,732
0.394% due 06/25/2047		7,500	6,247
0.434% due 02/25/2036		69	69
0.434% due 04/25/2036		6,724	6,246
0.474% due 01/25/2047		7,600	6,745
0.504% due 04/25/2037		10,800	4,737
0.554% due 11/25/2034		2,949	2,557
0.554% due 09/25/2046		5,144	4,161
0.794% due 12/25/2034		7	6
0.804% due 08/25/2035		7,000	6,418
0.814% due 10/25/2032		2,982	2,846
0.824% due 06/25/2035		14,000	10,857
0.854% due 11/25/2035		2,790	2,128
0.904% due 09/25/2035		7,067	6,718
0.954% due 10/27/2032		967	925
1.154% due 10/25/2037		489	456
1.154% due 11/25/2042		338	322
1.404% due 08/25/2037		16,847	14,795
2.800% due 06/25/2043		1,055	1,064
2.930% due 07/25/2036		217	208
2.958% due 10/25/2036		220	215

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 01/25/2034		$64	$67
5.750% due 11/25/2034		5,278	5,269
Berica Asset-Backed Security SRL
0.613% due 12/30/2055	EUR	41,474	56,239
BNC Mortgage Loan Trust
0.254% due 05/25/2037		$493	470
0.284% due 07/25/2037		6,209	5,640
Bumper S.A.
1.488% due 02/23/2023	EUR	181	251
Callidus Debt Partners CLO Fund Ltd.
0.498% due 04/17/2020		$5,931	5,923
0.987% due 01/21/2021		5,609	5,610
Carrington Mortgage Loan Trust
0.214% due 01/25/2037		1,797	1,299
0.314% due 10/25/2036		8,559	4,787
0.354% due 06/25/2037		682	669
0.394% due 06/25/2036		16,000	8,816
0.404% due 10/25/2036		10,028	5,660
0.414% due 02/25/2037		39,026	26,328
0.474% due 10/25/2035		2,109	2,103
0.534% due 12/25/2035 ^		21,844	20,288
0.614% due 06/25/2035		3,800	3,477
CDC Mortgage Capital Trust
0.949% due 07/25/2034		4,415	3,879
Centex Home Equity Loan Trust
5.590% due 10/25/2035		108	108
Chase Funding Trust
0.714% due 02/25/2033		47	44
0.794% due 08/25/2032		770	705
0.814% due 11/25/2032		22	21
0.894% due 10/25/2032		275	260
4.396% due 02/25/2030		12	12
4.499% due 11/25/2034		6	6
CIT Group Home Equity Loan Trust
1.204% due 09/25/2030		3,542	3,038
3.930% due 03/20/2032		432	440
CIT Mortgage Loan Trust
1.404% due 10/25/2037		607	606
Citibank Omni Master Trust
2.905% due 08/15/2018		88,040	88,904
4.900% due 11/15/2018		255,130	262,188
5.350% due 08/15/2018		25,000	25,460
Citigroup Mortgage Loan Trust, Inc.
0.214% due 07/25/2045		4,159	3,235
0.224% due 05/25/2037		5,213	3,891
0.304% due 10/25/2036		2,898	2,886
0.314% due 09/25/2036		6,867	3,516
0.324% due 07/25/2045		16,200	8,189
0.354% due 05/25/2037		8,000	4,053
0.404% due 08/25/2036		24,500	11,683
0.414% due 09/25/2036		5,165	2,707
0.414% due 07/25/2045		7,717	3,958
0.424% due 05/25/2037		17,700	9,721
0.554% due 11/25/2046		15,582	11,223
1.129% due 11/25/2034		17,023	15,960
5.764% due 01/25/2037		1,856	1,154
ColumbusNova CLO Ltd.
0.486% due 05/16/2019		2,878	2,852
Commercial Industrial Finance Corp.
0.497% due 05/10/2021		9,974	9,812
Concord Real Estate CDO Ltd.
0.434% due 12/25/2046		6,692	6,692
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		81	84
6.681% due 12/01/2033		196	198
7.490% due 07/01/2031		561	626
Conseco Financial Corp.
6.240% due 12/01/2028		227	234
6.870% due 04/01/2030		424	452
7.140% due 01/15/2029		23	24
7.290% due 03/15/2028		134	136
Cougar CLO PLC
0.639% due 07/15/2020	EUR	255	349
Countrywide Asset-Backed Certificates
0.274% due 06/25/2047		$22,704	22,278
0.284% due 06/25/2047		1,624	1,609
0.304% due 01/25/2037		12,839	11,439
0.304% due 02/25/2037		24,346	21,784
0.304% due 05/25/2037		49,458	41,459
0.304% due 01/25/2045		15,853	15,528
0.304% due 06/25/2047		61,150	45,807
0.314% due 01/25/2034		4,544	3,831
0.314% due 03/25/2037		13,203	11,482
0.314% due 01/25/2046		5,662	4,642
0.314% due 09/25/2046		7,782	6,257
0.324% due 05/25/2037		61,277	51,840

18	See Accompanying Notes

March 31, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.324% due 06/25/2047		$20,227	$17,273
0.334% due 08/25/2036		955	931
0.334% due 09/25/2036		3,580	3,475
0.344% due 06/25/2036		10,963	10,653
0.374% due 06/25/2037		11,000	5,200
0.374% due 09/25/2037		7,100	4,699
0.374% due 09/25/2047		64,600	48,183
0.394% due 03/25/2037		14,045	5,662
0.404% due 04/25/2036		12,691	12,300
0.404% due 05/25/2036		1,005	1,003
0.404% due 01/25/2046		4,400	2,365
0.424% due 01/25/2036		4,040	3,845
0.444% due 06/25/2036		13,440	10,632
0.444% due 07/25/2036		7,400	6,026
0.444% due 08/25/2036		12,797	9,873
0.454% due 06/25/2036		9,400	7,541
0.464% due 09/25/2037		7,200	2,658
0.494% due 04/25/2036		10,159	8,841
0.494% due 12/25/2036 ^		73	42
0.504% due 05/25/2036		33,100	31,166
0.524% due 11/25/2033		1	1
0.524% due 12/25/2034		3,649	3,439
0.539% due 11/25/2035		7,459	7,028
0.544% due 11/25/2034		2,652	2,585
0.554% due 08/25/2034		853	773
0.594% due 04/25/2036		4,500	3,450
0.604% due 11/25/2034		914	909
0.604% due 04/25/2036		5,000	4,252
0.614% due 11/25/2035		168	160
0.614% due 05/25/2036		7,300	5,988
0.634% due 12/25/2031		318	233
0.644% due 10/25/2035		5,610	5,537
0.644% due 02/25/2036		7,000	6,088
0.654% due 08/25/2047		30,948	30,353
0.684% due 05/25/2035		2,358	2,355
0.714% due 12/25/2035		3,000	2,762
0.754% due 07/25/2035		22,800	21,457
0.754% due 08/25/2035		5,158	4,907
0.804% due 07/25/2035		1,000	887
0.854% due 11/25/2035		2,000	1,591
0.894% due 05/25/2032		22	20
1.054% due 04/25/2035		3,500	2,699
1.129% due 11/25/2034		5,805	4,864
2.554% due 01/25/2034		20,669	16,199
4.679% due 04/25/2036		2,379	2,286
4.693% due 10/25/2035		8,678	8,660
4.740% due 10/25/2035		1,140	1,136
5.095% due 02/25/2036		11,000	8,897
5.103% due 05/25/2035		3,500	3,449
5.357% due 10/25/2046		42,249	37,011
5.378% due 07/25/2036		16,786	16,067
5.714% due 04/25/2047		10,126	7,646
Credit Suisse First Boston Mortgage Securities Corp.
0.774% due 01/25/2032		969	908
0.854% due 07/25/2032		54	44
0.894% due 08/25/2032		2,042	1,781
0.954% due 05/25/2043		1,644	1,551
Credit-Based Asset Servicing and Securitization LLC
0.214% due 11/25/2036		160	87
0.224% due 01/25/2037 ^		40	17
0.274% due 07/25/2037		595	378
0.304% due 11/25/2036		15,378	8,511
0.404% due 07/25/2036		10,000	6,248
0.404% due 04/25/2037		1,640	1,104
0.724% due 07/25/2036		5,576	4,942
1.254% due 04/25/2032		291	274
4.288% due 03/25/2037 ^		7,577	4,644
4.831% due 08/25/2035		42	43
6.280% due 05/25/2035		1,793	1,806
Delta Funding Home Equity Loan Trust
0.975% due 09/15/2029		210	193
Denver Arena Trust
6.940% due 11/15/2019		637	656
Dryden Leveraged Loan CDO
0.664% due 01/25/2022	EUR	5,043	6,851
Educational Funding Co. LLC
0.489% due 10/25/2029		$8,143	6,948
Educational Services of America, Inc.
1.089% due 07/25/2023		33,329	33,759
EFS Volunteer LLC
1.089% due 10/26/2026		22,429	22,544
EMC Mortgage Loan Trust
0.604% due 12/25/2042		1,860	1,748
0.604% due 05/25/2043		561	524
0.894% due 05/25/2040		45	41

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Equity One Mortgage Pass-Through Trust
0.714% due 11/25/2032		$4,726	$4,457
Eurocredit CDO BV
0.714% due 02/22/2020	EUR	5,487	7,524
FAB CBO BV
0.804% due 12/31/2078		3,969	5,386
FAB U.S. Ltd.
1.102% due 12/06/2045	GBP	24,084	35,736
Faxtor ABS BV
0.854% due 07/25/2094	EUR	3,327	4,571
Fieldstone Mortgage Investment Trust
0.314% due 11/25/2036		$15,692	9,176
Finance America Mortgage Loan Trust
1.054% due 08/25/2034		1,922	1,840
First Alliance Mortgage Loan Trust
0.917% due 03/20/2031		99	90
First Franklin Mortgage Loan Trust
0.294% due 09/25/2036		5,727	5,109
0.314% due 04/25/2036		8,766	6,969
0.394% due 10/25/2036		8,700	5,821
0.414% due 11/25/2036		2,931	2,856
0.584% due 05/25/2035		1,268	1,265
0.604% due 11/25/2036		6,700	5,451
0.624% due 07/25/2035		825	761
0.634% due 12/25/2035		19,600	17,616
0.644% due 07/25/2035		2,000	1,634
0.889% due 12/25/2034		22,389	21,087
1.054% due 03/25/2034		5,487	5,048
1.579% due 10/25/2034		2,181	1,637
First NLC Trust
0.224% due 08/25/2037		1,467	766
0.294% due 08/25/2037		4,638	2,440
0.424% due 02/25/2036		15,289	14,481
0.434% due 08/25/2037		2,625	1,400
0.614% due 05/25/2035		2,185	1,843
Ford Auto Securitization Trust Asset-Backed Notes
1.960% due 07/15/2015	CAD	5,620	5,088
Fraser Sullivan CLO Ltd.
0.493% due 03/15/2020		$10,683	10,624
Fremont Home Loan Trust
0.214% due 01/25/2037		46	23
0.304% due 10/25/2036		8,612	4,217
0.304% due 01/25/2037		20,491	10,479
0.324% due 02/25/2036		25,466	19,595
0.324% due 02/25/2037		14,300	7,649
0.394% due 02/25/2037		28,906	14,389
0.404% due 05/25/2036		15,852	8,157
0.424% due 02/25/2036		5,400	3,153
0.424% due 04/25/2036		3,100	1,789
0.484% due 01/25/2036		18,955	14,133
1.084% due 07/25/2034		1,557	1,468
GCO Education Loan Funding Trust
0.315% due 11/25/2020		128	128
GE-WMC Mortgage Securities Trust
0.194% due 08/25/2036		13	6
GMAC Mortgage Corp. Home Equity Loan Trust
6.859% due 09/25/2037		87	91
7.000% due 09/25/2037		59	58
Greenpoint Manufactured Housing
7.270% due 06/15/2029		479	483
8.300% due 10/15/2026		500	544
8.450% due 06/20/2031		29,779	28,994
Grosvenor Place CLO BV
0.634% due 03/28/2023	EUR	61,691	84,018
GSAA Home Equity Trust
0.324% due 09/25/2036		$4,938	2,604
0.384% due 03/25/2036		14,575	12,801
0.454% due 03/25/2037		4,564	2,791
0.454% due 05/25/2047		760	547
0.524% due 06/25/2035		7,862	7,475
0.604% due 08/25/2037		11,554	9,892
4.486% due 06/25/2034		53	56
5.327% due 03/25/2036		16,581	12,175
5.995% due 03/25/2046 ^		21,966	16,849
GSAMP Trust
0.224% due 12/25/2036		326	167
0.244% due 01/25/2037		5,504	2,983
0.254% due 12/25/2046		26,387	14,600
0.274% due 12/25/2036		9,609	4,983
0.304% due 06/25/2036		11,089	9,801
0.304% due 08/25/2036		32,207	21,443
0.304% due 12/25/2046		23,784	13,239
0.314% due 05/25/2046		2,467	2,110
0.334% due 11/25/2035		594	111
0.384% due 12/25/2046		4,039	2,268
0.384% due 03/25/2047		10,726	6,544

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.394% due 06/25/2036		$8,084	$4,674
0.394% due 08/25/2036		3,846	2,589
0.424% due 04/25/2036		5,500	2,899
0.494% due 01/25/2035		100	100
0.524% due 03/25/2047		2,000	1,197
0.889% due 09/25/2035 ^		20,357	17,305
1.004% due 02/25/2047		60,515	57,134
1.159% due 06/25/2035		3,330	3,251
1.204% due 06/25/2034		2,509	2,441
1.404% due 03/25/2034		5,550	5,017
1.474% due 12/25/2034		2,155	1,586
1.804% due 10/25/2034		1,645	1,419
Gulf Stream Sextant CLO Ltd.
0.464% due 08/21/2020		2,378	2,370
Halcyon Structured Asset Management Long/Short Ltd.
0.461% due 08/07/2021		113,943	113,308
Harbourmaster CLO BV
0.564% due 06/15/2020	EUR	2,937	4,035
Hewett’s Island CLO Ltd.
0.476% due 12/05/2018		$662	661
Home Equity Asset Trust
0.324% due 08/25/2036		4,655	4,569
0.339% due 07/25/2037		7,491	7,018
0.644% due 12/25/2035		12,200	10,712
0.754% due 11/25/2032		154	136
Home Equity Loan Trust
0.494% due 04/25/2037		10,429	6,328
Home Equity Mortgage Loan Asset-Backed Trust
0.354% due 07/25/2037		33,381	21,172
0.364% due 04/25/2037		6,600	4,426
0.394% due 11/25/2036		35,326	19,608
0.394% due 04/25/2047		15,000	8,716
0.404% due 03/25/2036		9,955	9,474
1.014% due 10/25/2033		1,000	935
HSBC Home Equity Loan Trust
0.307% due 03/20/2036		7,168	7,038
0.317% due 01/20/2036		4,701	4,627
0.447% due 01/20/2034		27,428	27,290
HSI Asset Loan Obligation Trust
0.214% due 12/25/2036		149	61
HSI Asset Securitization Corp. Trust
0.204% due 10/25/2036		296	153
0.324% due 12/25/2036		7,407	3,422
0.334% due 04/25/2037		54,858	34,778
0.544% due 11/25/2035		5,339	3,450
Hyde Park CDO BV
0.624% due 06/14/2022	EUR	8,964	12,233
ICE EM CLO
0.679% due 08/15/2022		$91,989	90,150
IMC Home Equity Loan Trust
5.406% due 07/25/2026		40	39
7.310% due 11/20/2028		38	38
7.520% due 08/20/2028		40	41
IXIS Real Estate Capital Trust
0.494% due 02/25/2036		287	280
0.574% due 02/25/2036		9,828	8,028
JPMorgan Mortgage Acquisition Trust
0.214% due 03/25/2047		971	937
0.234% due 08/25/2036		375	150
0.264% due 08/25/2036		66	35
0.306% due 07/25/2036		27,110	13,324
0.314% due 01/25/2036		3,900	3,398
0.314% due 05/25/2036		12,472	12,047
0.314% due 07/25/2036 ^		9,792	5,025
0.314% due 01/25/2037		22,740	22,162
0.314% due 05/25/2037		3,600	3,060
0.324% due 04/25/2036		20,176	19,312
0.344% due 05/25/2035		398	383
0.344% due 03/25/2047		25,812	14,155
0.414% due 07/25/2036		8,800	5,699
0.414% due 05/25/2037		4,600	3,369
0.424% due 04/25/2036		6,700	5,345
0.594% due 09/25/2035		9,718	8,695
Jubilee CDO BV
0.614% due 07/30/2024	EUR	6,400	8,542
0.620% due 09/20/2022		11,356	15,456
0.730% due 10/15/2019		3,722	5,123
L.A. Arena Funding LLC
7.656% due 12/15/2026		$153	174
L2L Education Loan Trust
0.385% due 07/15/2025		887	881
LCM Ltd.
0.464% due 03/21/2019		18,200	18,160
Lehman ABS Mortgage Loan Trust
0.244% due 06/25/2037		5,666	3,169

See Accompanying Notes	19

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Lehman XS Trust
0.324% due 10/25/2036		$18,252	$14,749
0.324% due 01/25/2037		12,884	9,858
0.434% due 08/25/2035		32	31
1.654% due 07/25/2035		9,313	8,969
5.420% due 11/25/2035		1,407	1,416
Long Beach Mortgage Loan Trust
0.714% due 10/25/2034		5,246	4,788
0.979% due 06/25/2035		1,709	1,673
1.084% due 04/25/2035		6,000	5,762
Magi Funding PLC
0.591% due 04/11/2021	EUR	30,045	40,927
Marathon CLO Ltd.
0.505% due 12/20/2019		$6,671	6,654
Massachusetts Educational Financing Authority
1.189% due 04/25/2038		5,218	5,251
MASTR Asset-Backed Securities Trust
0.204% due 01/25/2037		148	56
0.304% due 08/25/2036		7,697	3,948
0.384% due 02/25/2036		5,455	5,362
0.394% due 03/25/2036		10,700	5,822
0.394% due 06/25/2036		4,647	2,533
0.394% due 10/25/2036		5,034	3,067
0.454% due 05/25/2037		23,486	20,788
0.654% due 10/25/2035		14,604	9,741
5.471% due 11/25/2035		2,765	2,755
5.719% due 02/25/2036		6,435	6,441
MASTR Specialized Loan Trust
0.554% due 07/25/2034		280	278
0.904% due 11/25/2035		3,600	2,666
Merrill Lynch First Franklin Mortgage Loan Trust
0.324% due 04/25/2037		4,684	2,558
Merrill Lynch Mortgage Investors Trust
0.214% due 11/25/2037		2,723	1,188
0.224% due 04/25/2047		19,529	11,096
0.264% due 03/25/2037		8,622	5,287
0.264% due 08/25/2037		16,060	9,018
0.274% due 02/25/2037		1,468	665
0.304% due 08/25/2037		67,257	37,997
0.304% due 11/25/2037		19,396	8,599
0.324% due 07/25/2037		7,983	4,083
0.394% due 08/25/2037		3,363	1,926
0.414% due 03/25/2037		75,100	40,754
0.414% due 04/25/2037		4,000	2,010
0.444% due 08/25/2036		10,700	9,678
0.474% due 03/25/2037		5,424	2,971
0.604% due 02/25/2047		30,998	20,289
MESA Trust
0.954% due 12/25/2031		1,143	1,039
Mid-State Trust
6.005% due 08/15/2037		396	417
7.340% due 07/01/2035		755	818
7.791% due 03/15/2038		2,932	3,070
8.330% due 04/01/2030		1,361	1,398
Morgan Stanley ABS Capital, Inc. Trust
0.204% due 07/25/2036		338	157
0.214% due 12/25/2036		4,495	2,332
0.214% due 05/25/2037		2,989	1,843
0.224% due 10/25/2036		2,551	1,489
0.244% due 01/25/2037		9,381	5,337
0.254% due 11/25/2036		2,584	1,587
0.264% due 03/25/2037		10,344	5,422
0.294% due 10/25/2036		44,886	26,439
0.294% due 11/25/2036		6,918	4,303
0.294% due 05/25/2037		8,939	5,608
0.304% due 06/25/2036		14,698	10,398
0.304% due 09/25/2036		23,216	12,772
0.304% due 10/25/2036		10,800	5,866
0.304% due 11/25/2036		28,585	17,671
0.304% due 12/25/2036		3,625	1,898
0.314% due 09/25/2036		6,000	3,386
0.334% due 03/25/2037		7,010	3,694
0.354% due 02/25/2037		3,422	1,922
0.374% due 10/25/2036		3,848	2,291
0.384% due 09/25/2036		4,482	2,557
0.384% due 10/25/2036		2,500	1,373
0.384% due 02/25/2037		15,404	7,354
0.404% due 08/25/2036		25,200	13,591
0.404% due 03/25/2037		49,351	26,251
0.404% due 05/25/2037		5,355	3,375
0.464% due 12/25/2035		11,572	9,533
0.494% due 03/25/2037		5,141	2,766
0.514% due 02/25/2037		12,413	5,867
0.584% due 09/25/2035		3,000	2,573
0.614% due 06/25/2034		69	69
0.894% due 01/25/2034		106	103

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.954% due 07/25/2037	$7,032	$6,594
1.009% due 03/25/2034	7,010	6,545
1.054% due 05/25/2034	16,136	15,247
1.099% due 06/25/2034	3,529	3,319
1.154% due 03/25/2033	1,895	1,803
1.174% due 08/25/2034	337	317
Morgan Stanley Dean Witter Capital, Inc. Trust
1.429% due 09/25/2032	3,264	3,052
1.504% due 02/25/2033	1,944	1,848
Morgan Stanley Home Equity Loan Trust
0.314% due 04/25/2036	4,230	3,066
0.384% due 04/25/2037	9,710	5,801
0.504% due 04/25/2037	11,858	7,193
Morgan Stanley IXIS Real Estate Capital Trust
0.204% due 11/25/2036	8	4
0.264% due 11/25/2036	174	82
Morgan Stanley Mortgage Loan Trust
0.224% due 01/25/2047	10	10
0.234% due 11/25/2036	5,315	2,269
0.274% due 04/25/2037	9,311	5,165
0.384% due 02/25/2037	1,013	588
0.514% due 04/25/2037	4,512	2,551
5.577% due 10/25/2046 ^	4,198	2,553
5.726% due 10/25/2036 ^	2,061	1,267
5.750% due 11/25/2036 ^	2,592	1,435
5.750% due 04/25/2037 ^	1,267	988
6.000% due 07/25/2047 ^	1,292	1,058
National Collegiate Student Loan Trust
0.414% due 02/26/2029	5,000	4,281
0.424% due 03/26/2029	23,500	20,303
Nationstar Home Equity Loan Trust
0.334% due 04/25/2037	5,255	4,862
Nelnet Student Loan Trust
0.939% due 07/25/2018	6,606	6,611
1.169% due 10/25/2019	5,000	5,033
New Century Home Equity Loan Trust
0.414% due 06/25/2035	512	512
0.424% due 09/25/2035	151	151
0.434% due 10/25/2035	7,038	6,903
0.604% due 03/25/2035	3,500	3,314
1.039% due 05/25/2034	2,480	2,340
3.154% due 01/25/2033	6,050	5,270
Nissan Auto Receivables Owner Trust
0.730% due 05/16/2016	641	642
Nomura Home Equity Loan, Inc.
0.484% due 10/25/2036	29,808	12,017
0.554% due 02/25/2037	2,831	1,296
0.644% due 05/25/2035	5,200	4,802
NovaStar Mortgage Funding Trust
0.254% due 01/25/2037	5,797	2,580
0.274% due 11/25/2036	1,962	865
0.304% due 06/25/2036	4,614	2,613
0.304% due 09/25/2036	26,313	14,411
0.304% due 03/25/2037	6,502	3,098
0.324% due 11/25/2036	14,236	6,330
0.334% due 03/25/2037	5,382	2,581
0.364% due 01/25/2037	26,076	11,769
0.404% due 10/25/2036	8,364	3,847
0.864% due 12/25/2033	1,040	996
2.029% due 03/25/2035	9,200	8,069
NYLIM Flatiron CLO Ltd.
0.457% due 08/08/2020	8,445	8,353
Oak Hill Credit Partners Ltd.
0.486% due 05/17/2021	126	125
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.414% due 07/25/2035	70	70
0.454% due 02/25/2035	368	368
0.504% due 02/25/2035	171	171
0.534% due 12/25/2035	32,107	26,668
0.624% due 02/25/2035	5,000	4,951
Option One Mortgage Loan Trust
0.294% due 01/25/2037	35,677	20,744
0.324% due 05/25/2037	5,391	3,169
0.334% due 04/25/2037	10,407	6,448
0.374% due 01/25/2037	14,715	8,609
0.394% due 04/25/2037	4,970	2,805
0.404% due 03/25/2037	2,278	1,272
0.404% due 07/25/2037	5,000	2,811
Ownit Mortgage Loan Trust
0.304% due 05/25/2037	27,174	17,228
Palisades CDO Ltd.
0.597% due 07/22/2039	29,129	27,672
Panhandle-Plains Higher Education Authority, Inc.
1.363% due 10/01/2035	25,454	25,847
Park Place Securities, Inc.
0.414% due 09/25/2035	247	243

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.704% due 03/25/2035		$8,000	$7,306
1.129% due 10/25/2034		10,700	10,324
Penta CLO S.A.
0.551% due 06/04/2024	EUR	58,970	79,800
People’s Choice Home Loan Securities Trust
1.099% due 05/25/2035 ^		$7,000	4,091
1.504% due 01/25/2035		6,500	5,195
People’s Financial Realty Mortgage Securities Trust
0.294% due 09/25/2036		25,873	10,273
Popular ABS Mortgage Pass-Through Trust
0.244% due 06/25/2047 ^		7,564	7,066
0.364% due 01/25/2037		7,000	5,201
Primus CLO Ltd.
0.471% due 07/15/2021		163,977	159,648
RAAC Series
0.424% due 05/25/2036		2,376	2,096
0.494% due 02/25/2036		3,600	3,021
0.504% due 11/25/2046		17,499	15,112
0.554% due 06/25/2047		5,500	5,056
1.354% due 09/25/2047		8,307	8,054
1.654% due 09/25/2047		10,900	8,099
Race Point CLO Ltd.
0.499% due 04/15/2020		39,645	39,417
Renaissance Home Equity Loan Trust
0.514% due 11/25/2034		424	352
0.654% due 12/25/2033		216	212
0.854% due 08/25/2032		104	94
1.034% due 08/25/2033		116	109
5.565% due 02/25/2036		10	10
Residential Asset Mortgage Products Trust
0.324% due 05/25/2036		1,373	1,353
0.324% due 07/25/2036		10,165	9,637
0.344% due 02/25/2036		12,296	11,778
0.434% due 09/25/2036		5,700	4,196
0.434% due 05/25/2037		19,129	15,629
0.444% due 02/25/2036		4,650	3,839
0.454% due 03/25/2036		34,000	25,560
0.474% due 01/25/2036		17,200	11,942
0.544% due 02/25/2036		3,023	2,666
0.614% due 10/25/2035		2,400	1,860
0.664% due 06/25/2035		4,090	3,801
2.704% due 12/25/2034		2,000	1,659
5.072% due 04/25/2034		896	920
Residential Asset Securities Corp. Trust
0.304% due 08/25/2036		3,026	2,621
0.304% due 09/25/2036		4,127	3,979
0.304% due 01/25/2037		8,900	7,523
0.314% due 06/25/2036		2,487	2,343
0.314% due 07/25/2036		3,863	3,714
0.314% due 11/25/2036		23,800	17,959
0.324% due 11/25/2036		7,700	6,218
0.334% due 04/25/2036		5,663	5,239
0.334% due 04/25/2037		15,038	14,816
0.354% due 02/25/2036		2,186	2,144
0.404% due 08/25/2036		23,900	17,469
0.404% due 04/25/2037		14,000	12,052
0.424% due 07/25/2036		12,000	5,729
0.424% due 05/25/2037		4,300	3,576
0.434% due 04/25/2036		4,200	3,086
0.444% due 03/25/2036		3,500	3,404
0.554% due 12/25/2035		5,700	5,134
0.574% due 12/25/2035		7,500	5,906
0.594% due 11/25/2035		6,840	5,894
0.594% due 01/25/2036		5,535	4,923
0.624% due 09/25/2035		3,000	2,072
0.654% due 07/25/2032 ^		4	4
0.744% due 09/25/2035		5,000	4,351
0.979% due 07/25/2034		1,887	1,676
1.039% due 01/25/2034		10,901	9,704
1.249% due 03/25/2035		2,500	1,924
Residential Mortgage Loan Trust
1.654% due 09/25/2029		12	12
RMF Euro CDO PLC
0.638% due 09/11/2022	EUR	13,190	17,958
SACO, Inc.
0.574% due 03/25/2036		$92	132
0.654% due 12/25/2035		94	89
Salomon Brothers Mortgage Securities, Inc.
0.714% due 09/25/2028		585	556
Saxon Asset Securities Trust
0.324% due 10/25/2046		25,060	20,470
0.844% due 05/25/2035		4,397	4,137
Securitized Asset-Backed Receivables LLC Trust
0.214% due 12/25/2036 ^		325	114
0.284% due 05/25/2037 ^		1,092	720

20	See Accompanying Notes

March 31, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.404% due 03/25/2036		$15,310	$8,644
0.404% due 05/25/2036		8,689	4,953
0.424% due 03/25/2036		7,655	5,787
0.859% due 04/25/2035		333	328
1.114% due 01/25/2036 ^		8,498	6,688
SG Mortgage Securities Trust
0.304% due 10/25/2036		20,988	11,183
Sherwood Castle Funding PLC
0.701% due 06/15/2016	GBP	5,200	8,655
SLC Student Loan Trust
1.133% due 06/15/2021		$4,300	4,364
SLM Student Loan Trust
0.239% due 07/25/2017		3,602	3,593
0.329% due 10/25/2022		976	975
0.369% due 01/25/2019		2,734	2,727
0.373% due 03/15/2017		309	309
0.389% due 01/25/2021		35,077	35,040
0.409% due 04/27/2020		6,256	6,240
0.473% due 12/16/2041		12,000	10,291
0.564% due 12/15/2023	EUR	122	166
0.569% due 01/25/2022		$12,000	11,683
0.574% due 09/15/2021	EUR	4,104	5,646
0.574% due 06/17/2024		24,711	33,518
0.639% due 04/25/2023		$17,155	17,143
0.739% due 10/25/2017		64,585	64,487
0.789% due 10/25/2017		55	55
0.889% due 04/25/2019		700	704
0.989% due 01/25/2019		40,000	40,310
1.005% due 02/15/2022		29,469	29,636
1.139% due 07/25/2023		700	714
1.339% due 10/25/2016		50	50
1.339% due 07/25/2023		5,000	5,133
1.433% due 12/15/2033		25,874	26,228
1.539% due 01/25/2018		1,490	1,503
1.555% due 12/15/2023		17,350	17,482
1.739% due 04/25/2023		642,222	663,261
1.939% due 07/25/2023		3,075	3,233
2.405% due 06/16/2042		18,000	19,062
2.805% due 12/16/2019		39,408	40,228
3.200% due 05/16/2044		3,873	4,020
3.405% due 05/16/2044		42,034	44,789
Soundview Home Loan Trust
0.214% due 11/25/2036		1,300	501
0.234% due 06/25/2037		345	202
0.314% due 11/25/2036		15,177	12,065
0.314% due 01/25/2037		6,450	4,127
0.334% due 05/25/2036		5,306	4,930
0.334% due 02/25/2037		11,507	5,464
0.334% due 08/25/2037		4,000	2,621
0.364% due 06/25/2037		27,998	16,445
0.394% due 07/25/2036		10,000	5,254
0.404% due 08/25/2037		3,828	2,522
0.414% due 02/25/2037		14,848	7,145
0.434% due 05/25/2036		5,000	3,715
0.434% due 06/25/2037		23,303	13,761
0.454% due 11/25/2035		5	5
0.979% due 06/25/2035		5,205	4,598
South Carolina Student Loan Corp.
0.786% due 03/01/2018		483	483
0.986% due 03/02/2020		700	703
1.236% due 09/03/2024		600	609
Specialty Underwriting & Residential Finance Trust
0.214% due 01/25/2038		45	45
0.254% due 11/25/2037		1,333	937
0.454% due 12/25/2036		9,514	7,375
0.504% due 09/25/2036		4,107	4,029
0.504% due 03/25/2037		5,922	3,149
0.804% due 12/25/2035		5,290	4,780
0.834% due 01/25/2034		23	20
5.850% due 02/25/2037		8,820	5,479
Stone Tower CLO Ltd.
0.468% due 04/17/2021		5,000	4,896
Structured Asset Investment Loan Trust
0.304% due 09/25/2036		48,987	37,552
0.314% due 05/25/2036		9,453	6,919
0.514% due 10/25/2035		6,831	6,626
0.854% due 04/25/2033		2,058	1,989
1.054% due 01/25/2035		38,117	37,752
1.084% due 09/25/2034		729	636
1.084% due 01/25/2035		46,787	38,040
1.129% due 01/25/2035		10,188	3,520
1.279% due 01/25/2035		3,957	408
1.354% due 01/25/2033		333	323
1.534% due 04/25/2033		2,043	1,801
1.729% due 01/25/2035		4,313	216
1.879% due 01/25/2035 ^		5,133	89

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Structured Asset Securities Corp.
0.254% due 01/25/2037		$2,738	$2,681
0.264% due 01/25/2037		5,249	5,119
0.294% due 05/25/2047		9,438	9,027
0.314% due 03/25/2036		252	241
0.324% due 12/25/2036		28,990	23,362
0.334% due 01/25/2037		4,087	2,007
0.454% due 06/25/2035		3,675	3,184
0.524% due 04/25/2036		6,436	5,412
0.554% due 05/25/2034		5	5
0.654% due 11/25/2037		22,200	16,419
1.154% due 08/25/2037		31,148	29,173
1.655% due 04/25/2035		14,772	14,252
5.180% due 10/25/2034		2,323	2,471
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.734% due 01/25/2033		3,442	3,176
5.410% due 06/25/2033		67	68
Symphony CLO Ltd.
0.476% due 05/15/2019		89,305	88,661
Triaxx Prime CDO Ltd.
0.412% due 10/02/2039		147,351	121,197
Trimaran CLO Ltd.
0.488% due 11/01/2018		3,472	3,454
Wachovia Loan Trust
0.514% due 05/25/2035		1,490	1,415
Washington Mutual Asset-Backed Certificates Trust
0.214% due 10/25/2036		2,330	1,053
Wells Fargo Home Equity Asset-Backed Securities Trust
0.384% due 05/25/2036		12,398	12,029
WMC Mortgage Loan Pass-Through Certificates
0.835% due 05/15/2030		1,792	1,723
Wood Street CLO BV
0.666% due 03/29/2021	EUR	19,571	26,617

Total Asset-Backed Securities (Cost $6,094,519)			6,552,258

SOVEREIGN ISSUES 10.4%
Autonomous Community of Catalonia
2.125% due 10/01/2014	CHF	6,000	6,807
3.875% due 04/07/2015	EUR	35,750	50,550
3.875% due 09/15/2015		6,585	9,372
4.300% due 11/15/2016		4,750	6,956
4.750% due 06/04/2018		17,736	26,731
4.950% due 02/11/2020		4,950	7,406
Autonomous Community of Madrid
4.200% due 09/24/2014		95,400	133,754
Autonomous Community of Valencia
3.250% due 07/06/2015		3,413	4,787
4.000% due 11/02/2016		5,900	8,561
4.375% due 07/16/2015		64,317	92,002
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$76,900	78,534
4.125% due 09/15/2017	EUR	37,800	55,148
6.369% due 06/16/2018		$10,000	11,225
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	803,700	256,182
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		2,199,749	919,456
Colombia Government International Bond
8.250% due 12/22/2014		$10,000	10,537
Italy Buoni Poliennali Del Tesoro
2.250% due 05/15/2016	EUR	312,700	443,249
2.750% due 12/01/2015		671,500	956,804
3.000% due 04/15/2015		672,800	949,386
3.000% due 06/15/2015		898,700	1,273,285
3.000% due 11/01/2015		355,400	507,218
3.500% due 06/01/2018		5,000	7,391
3.750% due 08/01/2015		1,534,600	2,199,502
3.750% due 04/15/2016		173,900	254,175
3.750% due 08/01/2016		401,700	589,208
4.500% due 07/15/2015		2,090,900	3,021,846
4.750% due 09/15/2016		74,300	111,651
Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		791,000	1,080,763
0.000% due 12/31/2015		435,300	591,508
Junta de Castilla y Leon
6.270% due 02/19/2018		8,250	13,205
Korea Housing Finance Corp.
4.125% due 12/15/2015		$95,800	101,269
Mexico Government International Bond
5.625% due 01/15/2017		900	1,003
7.750% due 05/29/2031	MXN	1,300,000	108,842
10.000% due 12/05/2024		9,300	924
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025	AUD	400	473

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	25,000	$20,686
Province of Ontario
1.000% due 07/22/2016		$78,500	78,961
1.600% due 09/21/2016		8,200	8,354
1.650% due 09/27/2019		85,700	83,187
3.000% due 07/16/2018		17,500	18,406
3.150% due 06/02/2022	CAD	194,850	178,523
4.000% due 10/07/2019		$23,855	25,995
4.000% due 06/02/2021	CAD	543,800	531,523
4.200% due 03/08/2018		2,800	2,760
4.200% due 06/02/2020		394,000	390,980
4.300% due 03/08/2017		35,600	34,781
4.400% due 06/02/2019		56,175	56,172
4.400% due 04/14/2020		$18,900	20,910
5.500% due 06/02/2018	CAD	71,100	73,479
Province of Quebec
2.750% due 08/25/2021		$81,800	80,458
3.500% due 07/29/2020		11,900	12,530
3.500% due 12/01/2022	CAD	182,653	169,869
4.250% due 12/01/2021		538,600	531,534
4.500% due 12/01/2020		773,800	777,860
4.625% due 05/14/2018		$1,000	1,118
Qatar Government International Bond
4.000% due 01/20/2015		65,200	66,993
5.150% due 04/09/2014		9,100	9,109
Republic of Korea
5.750% due 04/16/2014		10,000	10,016
Spain Government International Bond
3.000% due 04/30/2015	EUR	552,900	781,380
3.150% due 01/31/2016		596,500	858,471
3.250% due 04/30/2016		33,200	48,048
3.300% due 07/30/2016		519,100	754,784
3.750% due 10/31/2015		1,372,800	1,982,490
4.000% due 07/30/2015		1,691,500	2,433,526
Xunta de Galicia
5.763% due 04/03/2017		30,900	48,195
6.131% due 04/03/2018		35,920	57,380
6.964% due 12/28/2017		10,400	16,940

Total Sovereign Issues (Cost $24,119,397)			24,055,128

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% due 12/31/2049 (f)		146,918	172,335

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (c)		8,712,560	0
6.250% due 07/14/2033 (c)		475,440	0

			0

Total Convertible Preferred Securities (Cost $169,038)			172,335

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Citigroup Capital
7.875% due 10/30/2040		100,000	2,774
GMAC Capital Trust
8.125% due 02/15/2040		384,549	10,498
Santander Finance Preferred S.A.U.
10.500% due 09/29/2014 (f)		742,213	19,365
SLM Corp. CPI Linked Bond
3.502% due 03/15/2017		4,700	115

			32,752

INDUSTRIALS 0.0%
CoBank ACB
6.250% due 10/01/2022 (f)		40,000	4,067

Total Preferred Securities (Cost $37,305)			36,819

See Accompanying Notes	21

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 2.2%

CERTIFICATES OF DEPOSIT 0.8%
Bank of Nova Scotia
0.373% due 10/02/2015		$261,300	$261,317
BNP Paribas
0.504% due 04/01/2015		750,000	750,000
Credit Suisse
0.465% due 03/17/2015		151,200	151,206
0.474% due 03/31/2015		100,000	100,000
Intesa Sanpaolo SpA
1.650% due 04/07/2015		245,800	245,878
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		390,750	388,192

			1,896,593

COMMERCIAL PAPER 0.0%
Ford Motor Credit Co.
0.900% due 08/04/2014		47,600	47,517

REPURCHASE AGREEMENTS (h) 0.9%			2,035,700

MEXICO TREASURY BILLS 0.5%
3.552% due 04/16/2014 - 10/16/2014 (d)	MXN	16,311,800	1,238,569

U.S. TREASURY BILLS 0.0%
0.070% due 04/17/2014 - 03/05/2015 (d)(i)(m)		$71,054	71,039

Total Short-Term Instruments (Cost $5,279,646)			5,289,418

Total Investments in Securities (Cost $214,351,231)			217,878,527

		SHARES
INVESTMENTS IN AFFILIATES 7.9%

SHORT-TERM INSTRUMENTS 7.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.9%
PIMCO Short-Term Floating NAV Portfolio		13,647	137
PIMCO Short-Term Floating NAV Portfolio III		1,832,857,616	18,312,080

Total Short-Term Instruments (Cost $18,314,302)			18,312,217

Total Investments in Affiliates (Cost $18,314,302)			18,312,217

Total Investments 101.8% (Cost $232,665,533)			$236,190,744
Financial Derivative Instruments (j)(l) (0.2%) (Cost or Premiums, net $(783,631))			(413,031)
Other Assets and Liabilities, net (1.6%)			(3,864,085)

Net Assets 100.0%			$231,913,628

22	See Accompanying Notes

March 31, 2014

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity, date shown represents next contractual call date.
(g)	RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$274,300	$273,882	0.12%
American International Group, Inc.	4.500%	12/20/2017	10/04/2010	59,623	68,191	0.03%
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2008	7.000%	10/01/2036	12/11/2008	78	99	0.00%
SLM Corp.	5.000%	12/15/2015	03/06/2014 - 03/10/2014	2,102	2,116	0.00%

				$336,103	$344,288	0.15%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.010%	03/31/2014	04/01/2014	$15,400	U.S. Treasury Notes 1.500% due 06/30/2016	$(15,710)	$15,400	$15,400
	0.050%	03/31/2014	04/01/2014	774,900	U.S. Treasury Notes 0.500% - 2.250% due 07/31/2017 - 03/31/2021	(791,648)	774,900	774,901
	0.070%	03/31/2014	04/01/2014	2,000	U.S. Treasury Notes 2.625% due 11/15/2020	(2,048)	2,000	2,000
BOS	0.080%	03/31/2014	04/01/2014	218,200	U.S. Treasury Bonds 4.500% due 08/15/2039	(6,557)	218,200	218,201
					U.S. Treasury Notes 0.500% due 07/31/2017	(216,340)
DEU	0.050%	03/31/2014	04/01/2014	104,900	U.S. Treasury Notes 1.000% due 05/31/2018	(107,086)	104,900	104,900
GRE	0.050%	03/31/2014	04/01/2014	261,100	U.S. Treasury Notes 1.750% - 2.625% due 07/31/2014 - 07/31/2015	(266,491)	261,100	261,100
	0.060%	03/18/2014	04/01/2014	89,900	U.S. Treasury Notes 0.625% due 05/31/2017	(91,461)	89,900	89,902
JPS	0.070%	03/31/2014	04/01/2014	455,400	U.S. Treasury Notes 1.500% due 08/31/2018	(466,025)	455,400	455,401
	0.080%	03/31/2014	04/01/2014	3,500	Freddie Mac 2.205% due 12/05/2022	(3,622)	3,500	3,500
MSC	0.080%	03/31/2014	04/01/2014	10,400	U.S. Treasury Notes 0.875% due 09/15/2016	(10,661)	10,400	10,400
NXN	0.060%	03/31/2014	04/01/2014	100,000	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	(102,084)	100,000	100,000

Total Repurchase Agreements						$(2,079,733)	$2,035,700	$2,035,705

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date		Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.150%	03/31/2014	04/01/2014		$(211,860)	$(211,860)
BRC	(1.000%)	12/19/2013	12/18/2015	EUR	(966)	(1,327)
DEU	0.250%	03/31/2014	04/01/2014		$(104,940)	(104,940)
GRE	(0.440%)	03/18/2014	04/01/2014		(90,113)	(90,097)
	0.200%	03/31/2014	04/01/2014		(261,345)	(261,345)
JPS	0.130%	03/31/2014	04/01/2014		(455,400)	(455,400)

Total Reverse Repurchase Agreements						$(1,124,969)

SALE-BUYBACK TRANSACTIONS:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date		Amount Borrowed (2)	Payable for Sale-Buyback Transactions
BCY	(0.120%)	03/31/2014	04/01/2014		$(774,936)	$(774,933)

Total Sale-Buyback Transactions						$(774,933)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2014 was $5,726,277 at a weighted average interest rate of (0.099%).

See Accompanying Notes	23

Schedule of Investments PIMCO Total Return Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	04/01/2044	$136,000	$(136,536)	$(136,845)
Fannie Mae	4.000%	04/01/2044	1,316,100	(1,366,194)	(1,366,484)
Fannie Mae	5.000%	04/01/2044	33,900	(37,015)	(36,967)
Ginnie Mae	6.000%	04/01/2044	900	(1,005)	(1,006)

Total Short Sales				$(1,540,750)	$(1,541,302)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2014:

(i)	Securities with an aggregate market value of $1,914,882 have been pledged as collateral under the terms of the following master agreements as of March 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$792,301	$0	$0	$0	$792,301	$(809,407)	$(17,106)
BOS	218,201	(211,860)	0	0	6,341	(10,953)	(4,612)
BRC	0	(1,327)	0	0	(1,327)	1,324	(3)
DEU	104,900	(104,940)	0	0	(40)	(2,104)	(2,144)
GRE	351,002	(351,442)	0	0	(440)	(7,383)	(7,823)
JPS	458,901	(455,400)	0	0	3,501	(14,067)	(10,566)
MSC	10,400	0	0	0	10,400	(10,661)	(261)
NXN	100,000	0	0	0	100,000	(102,084)	(2,084)
Master Securities Forward Transaction Agreement
BCY	0	0	(774,933)	(47,804)	(822,737)	775,456	(47,281)
BOA	0	0	0	(36,373)	(36,373)	0	(36,373)
BPG	0	0	0	0	0	465	465
DEU	0	0	0	(538,432)	(538,432)	670	(537,762)
FOB	0	0	0	(917,687)	(917,687)	1,330	(916,357)
GSC	0	0	0	(1,006)	(1,006)	6,587	5,581
JPS	0	0	0	0	0	4,108	4,108
MSC	0	0	0	0	0	(15,335)	(15,335)
NOM	0	0	0	0	0	(1,145)	(1,145)
SAL	0	0	0	0	0	(591)	(591)
WFS	0	0	0	0	0	230	230

Total Borrowings and Other Financing Transactions	$2,035,705	$(1,124,969)	$(774,933)	$(1,541,302)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$122.000	05/23/2014	6,376	$(5,669)	$(2,413)
Call - CBOT U.S. Treasury 10-Year Note June Futures	125.000	05/23/2014	6,376	(4,872)	(2,169)

				$(10,541)	$(4,582)

Total Written Options				$(10,541)	$(4,582)

FUTURES CONTRACTS:

					Variation Margin
Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Asset	Liability
3-Month Euribor December Futures	Long	12/2015	6,913	$(86)	$0	$(1,072)
3-Month Euribor June Futures	Long	06/2015	6,913	1,651	0	(714)
3-Month Euribor September Futures	Long	09/2015	6,913	2,340	0	(952)
90-Day Euribor March Futures	Long	03/2015	6,913	956	0	(595)
90-Day Eurodollar December Futures	Long	12/2014	24,931	1,263	312	0
90-Day Eurodollar December Futures	Long	12/2015	386,155	(166,446)	38,615	0
90-Day Eurodollar June Futures	Long	06/2015	115,584	(15,744)	7,224	0
90-Day Eurodollar June Futures	Long	06/2016	41,699	(24,607)	2,606	0
90-Day Eurodollar March Futures	Long	03/2015	136,909	(4,365)	5,134	0
90-Day Eurodollar March Futures	Long	03/2016	147,372	(70,330)	12,895	0
90-Day Eurodollar September Futures	Long	09/2015	266,939	(627)	23,357	0
90-Day Eurodollar September Futures	Long	09/2016	57,189	(7,016)	2,145	0
U.S. Treasury 5-Year Note June Futures	Long	06/2014	166,077	(155,289)	10,380	0
U.S. Treasury 10-Year Note June Futures	Long	06/2014	15,345	(12,086)	0	(959)

Total Futures Contracts				$(450,386)	$102,668	$(4,292)

24	See Accompanying Notes

March 31, 2014

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

							Variation Margin
Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (3)	Notional Amount (4)	Market Value	Unrealized Appreciation	Asset	Liability
Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.538%	$65,000	$1,480	$200	$34	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

							Variation Margin
Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized (Depreciation)	Asset	Liability
CDX.IG-20 5-Year Index	(1.000%)	06/20/2018		$106,400	$(2,126)	$(407)	$0	$(65)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

							Variation Margin
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation	Asset	Liability
CDX.HY-21 5-Year Index	5.000%	12/20/2018		$58,500	$4,734	$220	$145	$0
CDX.HY-22 5-Year Index	5.000%	06/20/2019		643,900	48,975	1,535	1,033	(252)
CDX.IG-20 5-Year Index	1.000%	06/20/2018		106,400	2,126	234	65	0
CDX.IG-21 5-Year Index	1.000%	12/20/2018		1,217,800	22,205	5,640	917	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019		808,200	12,657	689	474	(23)
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR	645,550	11,017	2,468	1,658	0

					$101,714	$10,786	$4,292	$(275)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017		$4,473,200	$(58,910)	$(53,638)	$1,681	$0
Pay	3-Month USD-LIBOR	1.500%	03/18/2016		35,754,000	252,017	15,317	11,369	0
Pay	3-Month USD-LIBOR	1.500%	12/16/2016		16,049,500	(18,654)	(31,182)	4,754	0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017		22,157,500	135,162	(39,474)	659	0
Receive	3-Month USD-LIBOR	4.250%	06/15/2041		3,562,700	(516,853)	479,225	17,793	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		8,919,600	1,294,098	739,050	35,245	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		5,665,100	(6,291)	(353,162)	27,641	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	17,265,000	(3,604)	(4,580)	246	(66)

						$1,076,965	$751,556	$99,388	$(66)

Total Swap Agreements						$1,178,033	$762,135	$103,714	$(406)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2014:

(k)	Securities with an aggregate market value of $930,285 and cash of $1,141,949 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	25

Schedule of Investments PIMCO Total Return Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$102,668	$103,714	$206,382	$(4,582)	$(4,292)	$(406)	$(9,280)

(l)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	04/2014	BRL	546,738	$	241,599	$639	$0
	04/2014	DKK	205,000		37,409	0	(419)
	04/2014	EUR	1,724,969		2,369,680	0	(6,723)
	04/2014	GBP	105		175	0	0
	04/2014	$	231,865	BRL	546,738	9,095	0
	04/2014		22,025	EUR	15,971	0	(23)
	04/2014		2,860	JPY	293,608	0	(15)
	04/2014		22,611	NZD	26,265	183	0
	05/2014	BRL	546,738	$	230,085	0	(8,816)
	05/2014	EUR	609,641		837,340	23	(2,500)
	05/2014	NZD	26,265		22,558	0	(179)
	05/2014	$	2,356	JPY	243,300	2	0
	06/2014	EUR	695,800	$	929,365	0	(29,099)
BPS	04/2014	DKK	1,065,595		193,634	0	(2,994)
	04/2014	EUR	390,600		520,645	0	(17,465)
	04/2014	MXN	2,296,770		173,373	0	(2,252)
	05/2014	EUR	51,900		65,627	0	(5,866)
	05/2014	MXN	1,277,704		95,771	0	(1,779)
	05/2014	$	3,465	JPY	355,100	0	(24)
	05/2014		493,373	MXN	6,565,039	7,857	0
	06/2014	EUR	129,600	$	163,883	0	(14,641)
	06/2014	$	2,693	CAD	3,015	30	0
	06/2014		239,528	MXN	3,203,117	4,233	0
	07/2014	EUR	85,700	$	108,411	0	(9,640)
	08/2014		61,300		77,581	0	(6,858)
BRC	04/2014	BRL	580,485		238,991	0	(16,842)
	04/2014	EUR	3,745,268		5,171,024	20,593	(9,236)
	04/2014	$	256,511	BRL	580,485	0	(678)
	04/2014		4,747,059	EUR	3,448,591	3,960	(69)
	04/2014		1,438,261	GBP	864,748	3,490	(86)
	04/2014		3,263	HKD	25,295	0	(2)
	05/2014	EUR	3,444,683	$	4,741,304	0	(3,953)
	05/2014	GBP	792,513		1,317,569	0	(3,368)
	05/2014	JPY	1,844,700		18,208	332	0
	05/2014	$	1,082	JPY	110,700	0	(9)
	05/2014		5,856	MXN	77,456	57	0
CBK	04/2014	BRL	1,043,451	$	444,106	504	(16,270)
	04/2014	EUR	3,140,162		4,292,484	2,689	(36,248)
	04/2014	GBP	638,688		1,063,448	0	(1,341)
	04/2014	HKD	7,222		931	0	0
	04/2014	$	446,874	BRL	1,043,451	12,999	0
	04/2014		278,016	EUR	202,167	499	0
	04/2014		119,712	GBP	72,089	471	0
	05/2014	BRL	1,043,451	$	443,427	0	(12,514)
	05/2014	EUR	414,193		548,291	26	(22,299)
	05/2014	JPY	185,528,570		1,819,336	21,442	0
	05/2014	MXN	52,136		3,913	0	(68)
	05/2014	$	852	DKK	4,610	0	(1)
	05/2014		2,012	EUR	1,457	0	(4)
	05/2014		20,495	JPY	2,091,600	2	(228)
	05/2014		10,108	MXN	134,812	184	0
	06/2014	CAD	3,029,372	$	2,729,090	0	(6,106)
	10/2014	MXN	3,921,682		290,639	0	(5,234)
DUB	04/2014	DKK	1,327,167		241,413	0	(3,481)
	04/2014	GBP	704,783		1,173,925	3	(1,056)
	04/2014	$	8,076,021	EUR	5,860,683	0	(2,054)
	04/2014		882,115	GBP	530,661	2,577	0
	05/2014	EUR	5,860,683	$	8,075,582	2,142	0
	05/2014	GBP	526,523		875,113	0	(2,480)
	05/2014	$	11,125	EUR	8,070	0	(8)
	05/2014		5,457	JPY	558,700	1	(44)
	05/2014		59,889	MXN	796,253	904	0
FBF	04/2014	BRL	999,652	$	423,958	0	(16,611)
	04/2014	EUR	400,000		552,226	1,166	0
	04/2014	GBP	2,338		3,918	20	0
	04/2014	HKD	473,975		61,132	21	0
	04/2014	$	441,737	BRL	999,652	0	(1,168)
	04/2014		4,657,488	EUR	3,377,929	0	(3,886)
	05/2014	EUR	3,377,929	$	4,657,2243	3,927	0
	06/2014	CAD	27,235		24,601	11	0
	06/2014	EUR	106,300		134,788	0	(11,640)
GLM	04/2014		836,937		1,162,254	9,248	0

26	See Accompanying Notes

March 31, 2014

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	04/2014	MXN	5,830,042	$	443,285	$233	$(2,663)
	04/2014	$	41,247	EUR	30,000	82	0
	05/2014	EUR	30,000	$	41,244	0	(83)
	06/2014	MXN	301,582		22,604	0	(345)
	06/2014	$	827,481	MXN	11,093,301	16,735	0
	07/2014	MXN	2,107,236	$	157,718	0	(2,411)
	08/2014		600,648		44,872	0	(687)
HUS	04/2014	CNY	75,000		11,818	0	(299)
	04/2014	EUR	137,798		186,399	0	(3,438)
	04/2014	$	299,275	EUR	217,247	316	(300)
	05/2014	EUR	16,000	$	21,999	0	(42)
	05/2014	MXN	19,703		1,476	0	(28)
	06/2014	EUR	122,500		163,675	0	(5,069)
JPM	04/2014	BRL	581,238		241,153	0	(15,012)
	04/2014	GBP	286,259		478,373	1,136	0
	04/2014	RUB	8,260		232	0	(3)
	04/2014	$	256,844	BRL	581,238	0	(679)
	04/2014		10,899	CNY	66,994	0	(75)
	04/2014		280	DKK	1,535	3	0
	04/2014		274,960	EUR	200,000	570	0
	04/2014		276,582	GBP	166,138	395	0
	05/2014	EUR	200,000	$	274,942	0	(570)
	05/2014	$	101,342	MXN	1,351,867	1,871	0
	06/2014		103,249		1,388,441	2,413	0
	09/2014	MXN	983,180	$	73,017	0	(1,318)
MSC	04/2014	BRL	1,183,025		522,769	1,382	0
	04/2014	DKK	510,000		92,565	0	(1,542)
	04/2014	EUR	157,611		217,566	433	0
	04/2014	$	511,578	BRL	1,183,025	9,808	0
	04/2014		153,988	EUR	112,000	308	0
	04/2014		246	RUB	8,260	0	(11)
	05/2014	BRL	1,183,025	$	507,616	0	(9,313)
	05/2014	EUR	112,000		153,978	0	(308)
	05/2014	$	2,962	MXN	39,262	35	0
RYL	04/2014	NZD	26,265	$	21,843	0	(951)
	04/2014	$	35,423	CNY	217,371	0	(303)
SCX	04/2014		50,275	HKD	390,293	46	0
	07/2014	HKD	390,293	$	50,287	0	(48)
UAG	04/2014	CNY	209,365		33,002	0	(824)
	04/2014	EUR	3,615,744		4,951,281	2,705	(32,651)
	04/2014	HKD	9,287		1,197	0	(1)
	04/2014	$	137,480	EUR	100,000	285	0
	04/2014		5,346	GBP	3,215	14	0
	04/2014		9,658	HKD	74,896	0	(1)
	05/2014	EUR	100,000	$	137,471	0	(285)
	05/2014	$	1,851	JPY	189,400	0	(16)

Total Forward Foreign Currency Contracts						$148,100	$(365,553)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		$1,000,000	$(23,000)	$(8,283)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.730%	04/28/2014		1,485,700	(6,834)	(2,609)
BRC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		1,000,000	(23,050)	(8,283)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,250,000	(13,438)	(58)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014	EUR	81,000	(619)	0
CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		$246,500	(2,416)	(11)
DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.530%	04/28/2014		2,000,000	(3,400)	(251)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.510%	09/02/2014		4,000,000	(6,600)	(3,935)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.520%	09/02/2014		2,000,000	(3,600)	(2,080)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.920%	09/02/2014		2,000,000	(22,800)	(28,455)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.960%	09/02/2014		4,000,000	(39,200)	(52,506)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.670%	07/28/2014		2,000,000	(8,550)	(7,606)
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800%	09/15/2014		10,000,000	(59,890)	(275)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	05/06/2014		1,393,100	(3,587)	(32)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	05/06/2014		1,393,100	(11,848)	(5,544)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.650%	06/16/2014		2,000,000	(2,400)	(2,804)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	06/16/2014		2,000,000	(8,600)	(7,973)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750%	06/16/2014		2,000,000	(12,650)	(8,680)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050%	06/16/2014		2,000,000	(26,000)	(13,723)
JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.440%	04/28/2014		2,000,000	(2,800)	(46)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	07/28/2014		1,551,800	(3,996)	(1,532)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.560%	09/02/2014		882,100	(1,588)	(1,139)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.860%	09/02/2014		882,100	(12,967)	(14,115)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	09/02/2014		2,000,000	(10,500)	(10,500)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	09/02/2014		2,000,000	(26,000)	(26,000)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	05/19/2014		2,000,000	(7,300)	(4,378)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	05/19/2014		2,000,000	(20,000)	(10,357)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.670%	07/28/2014		2,000,000	(8,750)	(7,606)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.670%	09/23/2014		2,000,000	(11,800)	(10,514)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		100,000	(200)	(5)

See Accompanying Notes	27

Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.490%	04/28/2014		$3,506,300	$(6,561)	$(219)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	04/28/2014		895,500	(1,343)	(320)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	04/28/2014		895,500	(6,761)	(1,484)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	05/06/2014		1,824,900	(4,471)	(42)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.480%	05/19/2014		2,000,000	(3,000)	(352)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	05/19/2014		1,412,800	(1,837)	(319)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.530%	05/19/2014		2,250,000	(3,487)	(727)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	05/19/2014		4,000,000	(5,800)	(1,616)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.580%	05/19/2014		2,000,000	(3,000)	(1,110)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.780%	05/19/2014		2,000,000	(11,700)	(16,732)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800%	05/19/2014		5,412,800	(34,936)	(42,072)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.830%	05/19/2014		2,250,000	(11,250)	(15,611)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	05/19/2014		2,000,000	(11,700)	(11,388)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	06/11/2014		1,000,000	(1,225)	(394)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	06/11/2014		2,000,000	(2,000)	(1,244)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	06/11/2014		2,000,000	(10,750)	(12,467)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	06/11/2014		1,000,000	(3,300)	(5,251)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.470%	06/16/2014		2,000,000	(2,600)	(633)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	06/16/2014		4,000,000	(5,000)	(1,681)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.820%	06/16/2014		2,000,000	(13,600)	(19,840)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.850%	06/16/2014		4,000,000	(29,000)	(36,290)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	07/28/2014		966,000	(2,318)	(953)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400%	07/28/2014		2,532,800	(15,919)	(7,852)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		500,000	(11,500)	(4,142)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650%	06/16/2014		2,000,000	(8,700)	(4,515)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700%	06/16/2014		6,500,000	(27,500)	(20,617)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750%	06/16/2014		1,412,700	(8,476)	(6,131)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	06/16/2014		3,500,000	(36,250)	(29,512)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050%	06/16/2014		6,412,700	(74,313)	(44,002)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,000,000	(11,650)	(46)
RYL	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	07/28/2014		624,400	(1,889)	(616)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		500,000	(11,500)	(4,142)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		500,000	(13,125)	(14,199)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.630%	09/02/2014		1,409,000	(7,045)	(5,600)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.030%	09/02/2014		1,409,000	(24,728)	(22,784)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,753,500	(20,516)	(81)

								$(833,133)	$(574,284)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description		Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-21 5-Year Index		Buy	0.550%	06/18/2014		$875,600	$(394)	$(560)
	Put - OTC CDX.IG-21 5-Year Index		Sell	0.850%	06/18/2014		946,900	(971)	(657)
	Put - OTC iTraxx Europe 20 5-Year Index		Sell	0.900%	06/18/2014	EUR	237,300	(794)	(297)
BPS	Call - OTC CDX.IG-21 5-Year Index		Buy	0.600%	04/16/2014		$447,400	(224)	(283)
	Put - OTC iTraxx Europe 20 5-Year Index		Sell	0.900%	06/18/2014	EUR	236,300	(624)	(296)
	Put - OTC iTraxx Europe 20 5-Year Index		Sell	1.000%	06/18/2014		536,900	(1,324)	(407)
	Put - OTC iTraxx Europe 21 5-Year Index		Sell	1.100%	09/17/2014		888,700	(3,014)	(2,596)
CBK	Call - OTC CDX.IG-21 5-Year Index		Buy	0.600%	04/16/2014		$1,052,300	(565)	(667)
	Put - OTC CDX.IG-21 5-Year Index		Sell	0.900%	06/18/2014		625,400	(735)	(351)
	Put - OTC iTraxx Europe 20 5-Year Index		Sell	0.900%	06/18/2014	EUR	472,600	(1,330)	(592)
DUB	Put - OTC iTraxx Europe 20 5-Year Index		Sell	0.900%	06/18/2014		474,300	(1,578)	(594)
GST	Put - OTC iTraxx Europe 21 5-Year Index		Sell	1.000%	06/18/2014		227,700	(612)	(321)
	Put - OTC iTraxx Europe 21 5-Year Index		Sell	1.100%	09/17/2014		419,900	(1,471)	(1,227)
JPM	Call - OTC CDX.IG-21 5-Year Index		Buy	0.600%	04/16/2014		$1,000,000	(550)	(634)
	Put - OTC CDX.IG-21 5-Year Index		Sell	0.900%	06/18/2014		1,902,700	(2,339)	(1,067)
	Put - OTC iTraxx Europe 20 5-Year Index		Sell	0.900%	06/18/2014	EUR	918,400	(2,390)	(1,151)
	Put - OTC iTraxx Europe 21 5-Year Index		Sell	1.100%	09/17/2014		303,600	(1,119)	(887)
MYC	Put - OTC iTraxx Europe 20 5-Year Index		Sell	0.900%	06/18/2014		550,900	(1,759)	(690)
SOG	Put - OTC iTraxx Europe 20 5-Year Index		Sell	1.000%	06/18/2014		311,000	(771)	(235)

								$(22,564)	$(13,512)

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$539,100	$(29,960)	$(27,977)
	Put - OTC USD versus JPY		80.000	02/28/2019	175,000	(9,471)	(9,178)
CBK	Put - OTC USD versus JPY		98.000	04/03/2014	500,000	(1,443)	(1)
	Put - OTC USD versus JPY		98.000	04/25/2014	500,000	(885)	(116)
	Put - OTC USD versus JPY		99.000	04/25/2014	1,000,000	(1,568)	(507)

						$(43,327)	$(37,779)

28	See Accompanying Notes

March 31, 2014

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,757,700	$(14,866)	$(1,672)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,179,400	(37,277)	(3,873)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	483,000	(6,231)	(432)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	631,100	(4,733)	(442)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	(392)

						$(67,873)	$(6,811)

Total Written Options						$(966,897)	$(632,386)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 03/31/2013	10,750	$78,524,000	EUR	7,868,400	$(496,169)
Sales	81,390	291,069,400		7,586,400	(1,401,897)
Closing Buys	0	(11,128,300)		0	41,982
Expirations	(51,200)	(174,354,500)		(6,910,500)	747,951
Exercised	(28,188)	(28,356,400)		(2,885,700)	130,695

Balance at 03/31/2014	12,752	$155,754,200	EUR	5,658,600	$(977,438)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION(1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		$162,200	$(2,827)	$4,315	$1,488	$0
	Berkshire Hathaway, Inc.	1.000%	12/20/2015	0.183%		20,000	(298)	588	290	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		34,600	(407)	667	260	0
	Brazil Government International Bond	1.950%	04/20/2016	0.696%		300	0	10	10	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		24,600	(71)	227	156	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		100,000	(1,323)	1,484	161	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		23,700	(234)	218	0	(16)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		30,000	(1,058)	180	0	(878)
	China Government International Bond	1.000%	06/20/2015	0.159%		126,600	1,811	(457)	1,354	0
	China Government International Bond	1.000%	09/20/2015	0.224%		50,000	402	191	593	0
	China Government International Bond	1.000%	12/20/2015	0.269%		25,000	362	(37)	325	0
	China Government International Bond	1.000%	12/20/2018	0.821%		67,500	812	(235)	577	0
	China Government International Bond	1.000%	03/20/2019	0.868%		25,000	(48)	215	167	0
	General Electric Capital Corp.	5.000%	06/20/2014	0.222%		70,500	2,605	(1,731)	874	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		25,000	(1,123)	1,273	150	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.322%		32,900	(1,099)	1,496	397	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.336%		65,000	(784)	1,660	876	0
	General Electric Capital Corp.	1.000%	06/20/2019	0.596%		25,000	498	8	506	0
	HSBC Bank PLC	1.000%	09/20/2015	0.208%	EUR	25,000	449	(32)	417	0
	HSBC Bank PLC	1.000%	03/20/2019	0.663%		16,000	280	88	368	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		$15,000	(435)	566	131	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		50,000	(660)	1,097	437	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		10,000	(405)	105	0	(300)
	Japan Government International Bond	1.000%	06/20/2015	0.138%		46,700	443	69	512	0
	Japan Government International Bond	1.000%	09/20/2015	0.165%		125,000	2,043	(451)	1,592	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		40,300	727	(144)	583	0
	MetLife, Inc.	1.000%	12/20/2014	0.087%		9,100	(125)	189	64	0
	MetLife, Inc.	1.000%	09/20/2015	0.185%		50,000	(1,280)	1,902	622	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		39,000	(146)	577	431	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		20,000	192	126	318	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		25,000	(358)	763	405	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		298,700	(448)	3,463	3,015	0
	Prudential Financial, Inc.	5.000%	09/20/2014	0.060%		10,000	(179)	433	254	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.166%		25,000	305	14	319	0
	Prudential Financial, Inc.	1.000%	03/20/2016	0.211%		10,000	(114)	274	160	0
	Russia Government International Bond	1.000%	09/20/2015	1.384%		50,000	(101)	(165)	0	(266)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		23,200	(1,605)	430	0	(1,175)
	Standard Chartered Bank	1.000%	03/20/2019	1.152%	EUR	30,000	(336)	50	0	(286)
	Verizon Communications, Inc.	1.000%	06/20/2019	0.624%		$10,000	184	3	187	0
BPS	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		25,000	(468)	697	229	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		35,000	(1,481)	459	0	(1,022)
	China Government International Bond	1.000%	06/20/2015	0.159%		25,000	384	(117)	267	0
	China Government International Bond	1.000%	09/20/2015	0.224%		15,000	94	84	178	0
	China Government International Bond	1.000%	12/20/2016	0.431%		30,000	615	(141)	474	0
	China Government International Bond	1.000%	03/20/2019	0.868%		25,000	97	69	166	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		15,000	(141)	279	138	0

See Accompanying Notes	29

Schedule of Investments PIMCO Total Return Fund (Cont.)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		$34,400	$(1,730)	$1,937	$207	$0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		35,000	(951)	1,259	308	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		10,000	(149)	237	88	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		30,000	(1,207)	306	0	(901)
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		19,500	(280)	595	315	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		15,000	(467)	12	0	(455)
	U.S. Treasury Notes	0.250%	12/20/2014	0.108%	EUR	100,000	(581)	735	154	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.120%		45,000	(219)	303	84	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.137%		25,000	(495)	594	99	0
	United Kingdom Gilt	1.000%	03/20/2015	0.030%		$70,000	463	226	689	0
BRC	American International Group, Inc.	1.000%	06/20/2019	0.672%		25,000	410	8	418	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		65,000	(1,169)	1,765	596	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.542%		80,000	1,650	141	1,791	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2019	0.569%		25,000	562	8	570	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.086%		37,000	(1,080)	825	0	(255)
	Brazil Government International Bond	1.000%	03/20/2015	0.351%		60,000	(1,134)	1,535	401	0
	Brazil Government International Bond	1.000%	06/20/2015	0.383%		127,100	(1,967)	2,975	1,008	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		240,700	(2,853)	4,666	1,813	0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%		105,000	(514)	1,264	750	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		54,390	(474)	841	367	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		21,200	(51)	186	135	0
	Brazil Government International Bond	1.000%	09/20/2016	0.853%		25,000	(719)	818	99	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		25,000	(871)	911	40	0
	China Development Bank Corp.	1.000%	06/20/2016	0.609%		20,000	(97)	277	180	0
	China Government International Bond	1.000%	06/20/2015	0.159%		50,000	817	(282)	535	0
	China Government International Bond	1.000%	09/20/2015	0.224%		25,000	308	(12)	296	0
	China Government International Bond	1.000%	12/20/2015	0.269%		75,000	1,074	(99)	975	0
	China Government International Bond	1.000%	09/20/2016	0.386%		50,000	630	148	778	0
	China Government International Bond	1.000%	12/20/2016	0.431%		163,300	3,104	(523)	2,581	0
	China Government International Bond	1.000%	12/20/2018	0.821%		155,100	1,727	(406)	1,321	0
	China Government International Bond	1.000%	03/20/2019	0.868%		125,000	304	526	830	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		30,000	(266)	540	274	0
	Ford Motor Co.	5.000%	06/20/2019	1.076%		25,000	4,886	26	4,912	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		50,000	(2,557)	2,858	301	0
	General Electric Capital Corp.	1.000%	03/20/2015	0.255%		89,200	627	54	681	0
	General Electric Capital Corp.	1.000%	06/20/2015	0.275%		50,000	423	40	463	0
	General Motors Co.	5.000%	03/20/2016	0.653%		40,000	3,517	(19)	3,498	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		45,000	(1,437)	1,832	395	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		60,000	(891)	1,416	525	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		10,000	(149)	237	88	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		25,000	(969)	218	0	(751)
	Indonesia Government International Bond	1.000%	06/20/2019	1.733%		20,000	(718)	9	0	(709)
	Italy Government International Bond	1.000%	06/20/2019	1.316%		28,700	(515)	80	0	(435)
	MetLife, Inc.	1.000%	09/20/2015	0.185%		25,000	304	7	311	0
	MetLife, Inc.	1.000%	06/20/2019	0.647%		25,000	436	16	452	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		61,000	(635)	1,309	674	0
	Mexico Government International Bond	1.000%	12/20/2015	0.308%		50,000	(124)	740	616	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%		1,400	(12)	31	19	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		23,500	(830)	1,204	374	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		5,000	(112)	193	81	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		191,000	(316)	2,244	1,928	0
	Morgan Stanley	1.000%	09/20/2014	0.305%		100	(3)	3	0	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.590%		85,000	1,495	211	1,706	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.620%		25,000	473	8	481	0
	Russia Government International Bond	1.000%	12/20/2016	1.682%		50,000	(205)	(687)	0	(892)
	Russia Government International Bond	1.000%	03/20/2019	2.107%		10,300	(689)	167	0	(522)
	Spain Government International Bond	1.000%	03/20/2019	1.002%		15,800	(149)	153	4	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.120%	EUR	104,000	(1,467)	1,662	195	0
CBK	American International Group, Inc.	1.000%	06/20/2019	0.672%		$5,600	84	10	94	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		25,000	(434)	664	230	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		21,000	(330)	488	158	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		113,700	(915)	1,681	766	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		40,000	(1,045)	1,109	64	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		15,000	(136)	126	0	(10)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		88,200	(3,556)	979	0	(2,577)
	China Government International Bond	1.000%	06/20/2015	0.159%		24,900	388	(122)	266	0
	China Government International Bond	1.000%	12/20/2016	0.431%		50,000	981	(190)	791	0
	China Government International Bond	1.000%	12/20/2018	0.821%		120,600	1,273	(245)	1,028	0
	China Government International Bond	1.000%	03/20/2019	0.868%		240,000	1,068	526	1,594	0
	China Government International Bond	1.000%	06/20/2019	0.911%		50,000	197	41	238	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		10,000	(97)	188	91	0
	Export-Import Bank of China	1.000%	06/20/2017	0.781%		10,000	(396)	469	73	0
	Florida State Board of Education General Obligation Notes, Series 2005	0.470%	03/20/2018	0.298%		10,000	0	69	69	0
	General Electric Capital Corp.	5.000%	09/20/2014	0.222%		50,000	1,187	42	1,229	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		25,000	(1,123)	1,273	150	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		25,000	(876)	1,144	268	0

30	See Accompanying Notes

March 31, 2014

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	General Electric Capital Corp.	1.000%	03/20/2016	0.336%		$25,000	$(190)	$527	$337	$0
	General Electric Capital Corp.	1.000%	06/20/2019	0.596%		25,000	487	28	515	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		12,100	(274)	380	106	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		15,000	(218)	349	131	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%		5,000	(95)	138	43	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		15,000	(503)	52	0	(451)
	Italy Government International Bond	1.000%	06/20/2019	1.316%		10,300	(185)	29	0	(156)
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.196%		20,700	189	(145)	44	0
	JPMorgan Chase & Co.	1.000%	09/20/2014	0.196%		10,000	100	(59)	41	0
	MetLife, Inc.	1.000%	12/20/2014	0.087%		10,800	(272)	348	76	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		91,800	(808)	1,823	1,015	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%		232,600	(2,150)	5,312	3,162	0
	Mexico Government International Bond	1.000%	06/20/2016	0.349%		50,000	(48)	791	743	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		25,000	(707)	1,092	385	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		37,500	(706)	1,302	596	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		84,700	61	794	855	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		15,000	(455)	0	0	(455)
	Petrobras International Finance Co.	1.000%	03/20/2015	0.839%		65,000	160	(36)	124	0
	Prudential Financial, Inc.	5.000%	09/20/2014	0.060%		5,000	(90)	216	126	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%		72,500	(4,968)	1,294	0	(3,674)
	Sberbank of Russia	1.000%	09/20/2014	1.576%		50,000	(129)	8	0	(121)
	United Kingdom Gilt	1.000%	06/20/2015	0.031%		47,400	362	220	582	0
	Verizon Communications, Inc.	1.000%	06/20/2019	0.624%		44,000	812	35	847	0
DUB	American International Group, Inc.	1.000%	03/20/2019	0.642%		59,800	908	137	1,045	0
	American International Group, Inc.	1.000%	06/20/2019	0.672%		55,000	917	18	935	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2014	0.069%		25,000	(495)	673	178	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		65,000	(932)	1,529	597	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2024	1.101%		25,000	(418)	211	0	(207)
	Brazil Government International Bond	1.000%	06/20/2015	0.383%		61,800	(873)	1,364	491	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		110,000	(1,220)	2,048	828	0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%		75,000	(494)	1,030	536	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		100,000	(168)	803	635	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		70,400	(1,508)	1,622	114	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		20,000	(163)	149	0	(14)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		29,700	(1,271)	403	0	(868)
	China Government International Bond	1.000%	12/20/2015	0.269%		25,000	349	(24)	325	0
	China Government International Bond	1.000%	12/20/2016	0.431%		115,400	2,264	(440)	1,824	0
	China Government International Bond	1.000%	12/20/2018	0.821%		190,000	1,955	(336)	1,619	0
	China Government International Bond	1.000%	03/20/2019	0.868%		82,500	287	261	548	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		10,000	(48)	140	92	0
	Ford Motor Co.	5.000%	03/20/2019	1.027%		15,000	2,798	59	2,857	0
	Ford Motor Co.	5.000%	06/20/2019	1.076%		15,300	2,975	31	3,006	0
	General Electric Capital Corp.	5.000%	06/20/2014	0.222%		29,800	1,011	(641)	370	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		110,000	(4,219)	5,394	1,175	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.322%		50,000	(1,411)	2,015	604	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.336%		2,600	(210)	245	35	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.569%		150,000	2,777	378	3,155	0
	HSBC Bank PLC	1.000%	12/20/2018	0.630%	EUR	20,000	293	189	482	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		$25,000	(619)	839	220	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		15,000	(211)	342	131	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		45,000	(2,120)	767	0	(1,353)
	Indonesia Government International Bond	1.000%	06/20/2019	1.733%		15,000	(535)	3	0	(532)
	Italy Government International Bond	1.000%	03/20/2019	1.283%		47,200	(943)	331	0	(612)
	Italy Government International Bond	1.000%	06/20/2019	1.316%		17,900	(330)	59	0	(271)
	Japan Government International Bond	1.000%	12/20/2015	0.185%		41,700	786	(182)	604	0
	MetLife, Inc.	1.000%	03/20/2019	0.619%		70,000	911	394	1,305	0
	MetLife, Inc.	1.000%	06/20/2019	0.647%		25,000	448	8	456	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		9,400	(118)	222	104	0
	Mexico Government International Bond	1.000%	12/20/2015	0.308%		50,000	(456)	1,072	616	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%		143,200	(1,131)	3,077	1,946	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		25,000	(871)	1,268	397	0
	Mexico Government International Bond	1.000%	03/20/2017	0.457%		15,000	(165)	411	246	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		46,700	(762)	1,518	756	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		172,000	(208)	1,944	1,736	0
	Mexico Government International Bond	1.000%	03/20/2019	0.836%		17,700	52	93	145	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		10,000	(254)	(50)	0	(304)
	Prudential Financial, Inc.	1.000%	03/20/2019	0.590%		88,000	1,602	164	1,766	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.120%	EUR	25,000	(344)	390	46	0
	U.S. Treasury Notes	0.250%	06/20/2015	0.126%		50,000	(526)	637	111	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.130%		50,000	(689)	817	128	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.137%		50,000	(951)	1,130	179	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.137%		50,000	(931)	1,130	199	0
FBF	AT&T, Inc.	1.000%	06/20/2019	0.670%		$10,000	164	3	167	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2019	0.569%		25,000	550	1	551	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		70,000	(777)	1,304	527	0
	Canadian Natural Resources Ltd.	1.000%	06/20/2017	0.278%		590	(23)	37	14	0

See Accompanying Notes	31

Schedule of Investments PIMCO Total Return Fund (Cont.)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	China Government International Bond	1.000%	03/20/2015	0.150%		$25,000	$119	$98	$217	$0
	China Government International Bond	1.000%	06/20/2015	0.159%		25,000	136	132	268	0
	CIT Group, Inc.	5.000%	03/20/2015	0.519%		36,000	1,463	172	1,635	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		5,000	(43)	89	46	0
	Export-Import Bank of China	1.000%	12/20/2016	0.709%		10,000	(970)	1,052	82	0
	Export-Import Bank of China	1.000%	06/20/2017	0.781%		11,300	(437)	520	83	0
	Ford Motor Co.	5.000%	06/20/2019	1.076%		6,500	1,256	22	1,278	0
	Goldman Sachs Group, Inc.	1.000%	09/20/2014	0.331%		11,200	(181)	221	40	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		10,000	(218)	306	88	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		20,000	(318)	493	175	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		21,900	(496)	686	190	0
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.196%		6,600	58	(43)	15	0
	MetLife, Inc.	1.000%	12/20/2014	0.087%		13,900	(271)	369	98	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		25,000	(217)	494	277	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		15,000	127	111	238	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		42,500	(31)	460	429	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		10,000	(270)	(33)	0	(303)
	Prudential Financial, Inc.	1.000%	09/20/2015	0.166%		10,000	122	6	128	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.590%		25,000	432	69	501	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.620%		25,000	449	37	486	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.136%	EUR	173,500	(2,143)	2,705	562	0
	United Kingdom Gilt	1.000%	06/20/2015	0.031%		$50,000	538	76	614	0
GST	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		111,400	(1,718)	2,740	1,022	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2015	0.115%		30,000	(962)	1,299	337	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2015	0.183%		60,000	(1,275)	2,145	870	0
	Brazil Government International Bond	1.000%	06/20/2015	0.383%		30,800	(414)	658	244	0
	Brazil Government International Bond	1.000%	09/20/2016	0.853%		47,500	(289)	477	188	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		65,000	(2,737)	838	0	(1,899)
	Canada Government Bond	1.000%	03/20/2015	0.221%		10,000	243	(163)	80	0
	China Government International Bond	1.000%	09/20/2015	0.224%		25,000	182	114	296	0
	China Government International Bond	1.000%	12/20/2018	0.821%		25,000	226	(13)	213	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		20,000	(184)	367	183	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		10,000	(333)	421	88	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		15,000	(605)	154	0	(451)
	Japan Government International Bond	1.000%	06/20/2015	0.138%		41,900	49	410	459	0
	Japan Government International Bond	1.000%	09/20/2015	0.165%		50,000	806	(169)	637	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		30,200	568	(131)	437	0
	MetLife, Inc.	1.000%	03/20/2015	0.123%		25,000	(1,561)	1,784	223	0
	MetLife, Inc.	1.000%	12/20/2015	0.212%		27,000	(1,638)	2,016	378	0
	MetLife, Inc.	1.000%	03/20/2019	0.619%		32,000	538	59	597	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		54,400	(485)	1,322	837	0
	Mexico Government International Bond	1.000%	06/20/2017	0.482%		3,300	(108)	164	56	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		10,000	(143)	304	161	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		161,300	(206)	1,834	1,628	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		35,000	(950)	(112)	0	(1,062)
	Prudential Financial, Inc.	1.000%	03/20/2016	0.211%		26,300	(289)	710	421	0
	Russia Government International Bond	1.000%	12/20/2016	1.682%		25,000	(141)	(305)	0	(446)
	Spain Government International Bond	1.000%	03/20/2019	1.002%		31,100	(265)	272	7	0
	Standard Chartered Bank	1.000%	03/20/2019	1.152%	EUR	20,000	(250)	59	0	(191)
	United Kingdom Gilt	1.000%	03/20/2015	0.030%		$37,200	133	233	366	0
HUS	Brazil Government International Bond	1.000%	06/20/2015	0.383%		248,900	(3,152)	5,126	1,974	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		130,500	(1,332)	2,314	982	0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%		100,000	(756)	1,469	713	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		61,200	(502)	915	413	0
	China Government International Bond	1.000%	12/20/2018	0.821%		82,500	968	(265)	703	0
	China Government International Bond	1.000%	03/20/2019	0.868%		30,000	(44)	243	199	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		10,000	(53)	144	91	0
	Export-Import Bank of China	1.000%	06/20/2017	0.781%		2,800	(108)	129	21	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		25,000	(792)	1,011	219	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		25,000	(566)	784	218	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.740%		2,000	(39)	53	14	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		35,000	(1,321)	269	0	(1,052)
	Indonesia Government International Bond	1.000%	06/20/2019	1.733%		15,000	(539)	7	0	(532)
	Italy Government International Bond	1.000%	03/20/2019	1.283%		39,600	(693)	179	0	(514)
	Mexico Government International Bond	1.000%	03/20/2015	0.219%		2,300	(49)	67	18	0
	Mexico Government International Bond	1.000%	12/20/2015	0.308%		50,000	(479)	1,096	617	0
	Mexico Government International Bond	1.000%	03/20/2016	0.331%		10,000	(44)	180	136	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		24,100	133	237	370	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		39,900	474	160	634	0
	Mexico Government International Bond	1.000%	06/20/2017	0.482%		11,700	(264)	462	198	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		48,500	(808)	1,593	785	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		157,600	(263)	1,854	1,591	0
	Petrobras International Finance Co.	1.000%	09/20/2014	0.721%		25,000	(70)	111	41	0
	Petrobras International Finance Co.	1.000%	06/20/2015	0.910%		50,000	142	(70)	72	0
	Russia Government International Bond	1.000%	03/20/2019	2.107%		74,000	(5,079)	1,329	0	(3,750)
	Russia Government International Bond	1.000%	06/20/2019	2.147%		50,000	(3,150)	410	0	(2,740)

32	See Accompanying Notes

March 31, 2014

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	U.S. Treasury Notes	0.250%	03/20/2016	0.136%	EUR	100,000	$(1,239)	$1,564	$325	$0
	U.S. Treasury Notes	0.250%	09/20/2016	0.137%		50,000	(1,084)	1,282	198	0
	U.S. Treasury Notes	0.250%	12/20/2018	0.171%		50,000	(172)	433	261	0
JPM	Berkshire Hathaway, Inc.	1.000%	06/20/2015	0.115%		$20,000	(816)	1,041	225	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2015	0.183%		15,000	(463)	681	218	0
	Brazil Government International Bond	1.000%	06/20/2015	0.383%		40,000	(420)	737	317	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		107,000	(1,219)	2,025	806	0
	Brazil Government International Bond	1.000%	06/20/2016	0.729%		50,000	(84)	402	318	0
	Brazil Government International Bond	1.000%	09/20/2016	0.853%		99,000	(1,137)	1,528	391	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		46,200	(630)	705	75	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		52,300	(470)	435	0	(35)
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		25,000	(875)	145	0	(730)
	China Development Bank Corp.	1.000%	06/20/2016	0.609%		15,000	(130)	266	136	0
	China Government International Bond	1.000%	06/20/2015	0.159%		60,000	494	148	642	0
	China Government International Bond	1.000%	09/20/2015	0.224%		10,000	62	56	118	0
	China Government International Bond	1.000%	12/20/2015	0.269%		25,000	349	(24)	325	0
	China Government International Bond	1.000%	12/20/2018	0.821%		115,000	1,188	(208)	980	0
	China Government International Bond	1.000%	03/20/2019	0.868%		60,000	0	398	398	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		25,000	(193)	422	229	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		75,000	(3,867)	4,319	452	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		15,000	(526)	686	160	0
	General Electric Capital Corp.	0.280%	03/20/2016	0.343%		10,000	0	(12)	0	(12)
	HSBC Bank PLC	1.000%	12/20/2018	0.630%	EUR	3,400	50	32	82	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		$35,000	(814)	1,121	307	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		8,700	(138)	214	76	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		10,000	(178)	265	87	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.625%		2,500	(46)	68	22	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.740%		5,000	(79)	113	34	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.649%		15,000	(605)	154	0	(451)
	Japan Government International Bond	1.000%	09/20/2015	0.165%		75,000	1,220	(265)	955	0
	MetLife, Inc.	1.000%	09/20/2015	0.185%		25,000	(1,694)	2,006	312	0
	MetLife, Inc.	1.000%	12/20/2015	0.212%		23,000	(1,415)	1,737	322	0
	Mexico Government International Bond	0.920%	03/20/2016	0.331%		6,950	0	83	83	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		52,700	234	577	811	0
	Mexico Government International Bond	1.000%	12/20/2016	0.428%		25,000	(889)	1,286	397	0
	Mexico Government International Bond	1.000%	06/20/2017	0.482%		400	(13)	20	7	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		25,000	(332)	737	405	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		93,600	(183)	1,128	945	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		5,000	(127)	(25)	0	(152)
MYC	AT&T, Inc.	1.000%	06/20/2019	0.670%		25,000	410	8	418	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		77,000	(1,445)	2,151	706	0
	Brazil Government International Bond	1.000%	06/20/2015	0.383%		31,500	(305)	555	250	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		25,000	(157)	345	188	0
	Brazil Government International Bond	1.000%	12/20/2015	0.607%		100,000	(806)	1,520	714	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		75,000	(608)	1,114	506	0
	Brazil Government International Bond	1.000%	12/20/2016	0.953%		25,000	(883)	923	40	0
	Brazil Government International Bond	1.000%	03/20/2019	1.627%		45,000	(1,751)	437	0	(1,314)
	China Development Bank Corp.	1.000%	06/20/2016	0.609%		50,000	(326)	776	450	0
	China Government International Bond	1.000%	03/20/2015	0.150%		13,300	63	52	115	0
	China Government International Bond	1.000%	12/20/2015	0.269%		50,000	712	(62)	650	0
	China Government International Bond	1.000%	12/20/2018	0.821%		100,000	1,039	(187)	852	0
	China Government International Bond	1.000%	03/20/2019	0.868%		57,500	17	365	382	0
	Export-Import Bank of China	1.000%	06/20/2016	0.603%		40,000	(232)	597	365	0
	Ford Motor Co.	5.000%	03/20/2019	1.027%		14,800	2,762	58	2,820	0
	General Electric Capital Corp.	1.000%	06/20/2014	0.222%		20,000	183	(142)	41	0
	General Electric Capital Corp.	1.000%	09/20/2014	0.222%		75,000	534	(229)	305	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		50,000	(2,368)	2,668	300	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.302%		85,000	(3,104)	4,012	908	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.569%		25,000	469	57	526	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		25,000	(623)	842	219	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.514%		30,000	(449)	711	262	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		20,000	(342)	516	174	0
	Italy Government International Bond	1.000%	03/20/2019	1.283%		26,400	(479)	136	0	(343)
	Japan Government International Bond	1.000%	06/20/2015	0.138%		25,000	82	192	274	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		5,000	90	(18)	72	0
	Mexico Government International Bond	1.000%	12/20/2015	0.308%		25,000	(356)	664	308	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		63,900	(506)	1,489	983	0
	Mexico Government International Bond	1.000%	03/20/2017	0.457%		5,000	(55)	137	82	0
	Mexico Government International Bond	1.000%	06/20/2017	0.482%		10,600	(356)	536	180	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		25,000	(332)	737	405	0
	Mexico Government International Bond	1.000%	12/20/2018	0.787%		75,000	(184)	941	757	0
	Mexico Government International Bond	1.000%	03/20/2024	1.361%		25,000	(634)	(124)	0	(758)
	Spain Government International Bond	1.000%	03/20/2019	1.002%		31,000	(279)	286	7	0
	United Kingdom Gilt	0.250%	03/20/2015	0.030%		30,000	(339)	406	67	0
	United Kingdom Gilt	1.000%	03/20/2015	0.030%		170,000	1,455	218	1,673	0
	United Kingdom Gilt	1.000%	12/20/2016	0.096%		30,000	816	(64)	752	0

See Accompanying Notes	33

Schedule of Investments PIMCO Total Return Fund (Cont.)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2014 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
RYL	China Government International Bond	1.000%	06/20/2015	0.159%		$104,600	$1,382	$(263)	$1,119	$0
	China Government International Bond	1.000%	12/20/2015	0.269%		25,000	362	(37)	325	0
	China Government International Bond	1.000%	09/20/2016	0.386%		1,300	(16)	36	20	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.430%		65,000	(1,465)	2,035	570	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.576%		46,900	(1,041)	1,449	408	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.740%		13,700	(216)	308	92	0
	Japan Government International Bond	1.000%	06/20/2015	0.138%		2,100	20	3	23	0
	Japan Government International Bond	1.000%	12/20/2015	0.185%		50,000	930	(206)	724	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		5,000	(139)	216	77	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.136%	EUR	62,000	(752)	953	201	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.137%		25,000	(429)	518	89	0
SOG	U.S. Treasury Notes	0.250%	06/20/2015	0.126%		25,000	(221)	276	55	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.130%		50,000	(689)	817	128	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.137%		50,000	(1,095)	1,294	199	0
	United Kingdom Gilt	1.000%	03/20/2015	0.030%		$72,700	160	555	715	0
	United Kingdom Gilt	1.000%	06/20/2015	0.031%		19,200	202	34	236	0
UAG	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.098%		3,300	(60)	90	30	0
	Brazil Government International Bond	1.000%	09/20/2015	0.514%		27,600	(261)	469	208	0
	Brazil Government International Bond	1.000%	03/20/2016	0.676%		35,000	(336)	572	236	0
	China Government International Bond	1.000%	06/20/2015	0.159%		25,000	396	(128)	268	0
	China Government International Bond	1.000%	09/20/2015	0.224%		25,000	219	78	297	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.222%		65,000	(3,362)	3,753	391	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.740%		13,600	(215)	306	91	0
	Mexico Government International Bond	1.000%	09/20/2015	0.278%		19,100	(270)	481	211	0
	Mexico Government International Bond	1.000%	09/20/2016	0.393%		17,900	(79)	354	275	0
	Mexico Government International Bond	1.000%	09/20/2017	0.540%		10,000	(135)	297	162	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.136%	EUR	35,500	(408)	523	115	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.137%		125,000	(2,168)	2,618	450	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.137%		175,700	(2,371)	3,070	699	0
	United Kingdom Gilt	1.000%	06/20/2015	0.031%		$100,000	1,202	27	1,229	0
	United Kingdom Gilt	1.000%	12/20/2015	0.056%		37,300	858	(234)	624	0

							$(95,411)	$229,327	$171,119	$(37,203)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

							Swap Agreements, at Value (4)
Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	$24,593	$(615)	$368	$0	$(247)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	1,000	(43)	22	0	(21)
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	22,850	(4,907)	2	0	(4,905)
	CDX.EM-12 5-Year Index	5.000%	12/20/2014	75,200	8,835	(7,732)	1,103	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	494,500	60,593	(48,135)	12,458	0
	CDX.HY-21 3-Year Index	5.000%	12/20/2016	100,000	7,375	(21)	7,354	0
CBK	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	9,837	(267)	169	0	(98)
	MCDX-15 5-Year Index	1.000%	12/20/2015	28,100	(1,092)	1,323	231	0
DUB	CDX.EM-12 5-Year Index	5.000%	12/20/2014	99,900	11,676	(10,210)	1,466	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	491,800	61,681	(49,291)	12,390	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	15,641	(420)	263	0	(157)
	MCDX-15 5-Year Index	1.000%	12/20/2015	25,000	(980)	1,186	206	0
FBF	CDX.EM-13 5-Year Index	5.000%	06/20/2015	32,400	4,200	(3,384)	816	0
	CDX.HY-21 3-Year Index	5.000%	12/20/2016	25,000	1,828	10	1,838	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	4,033	(121)	80	0	(41)
GST	CDX.EM-12 5-Year Index	5.000%	12/20/2014	24,300	2,892	(2,535)	357	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	50,700	6,337	(5,060)	1,277	0
	CDX.IG-9 10-Year Index 30-100%	0.508%	12/20/2017	241,125	0	3,514	3,514	0
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	62,017	0	996	996	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	13,084	(343)	212	0	(131)
	MCDX-14 5-Year Index	1.000%	06/20/2015	80,000	(4,046)	4,619	573	0
	MCDX-15 5-Year Index	1.000%	12/20/2015	10,000	(389)	471	82	0
	MCDX-21 5-Year Index	1.000%	12/20/2018	170,000	(3,251)	1,951	0	(1,300)
HUS	CDX.EM-12 5-Year Index	5.000%	12/20/2014	25,000	2,900	(2,533)	367	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	934,300	115,625	(92,087)	23,538	0
JPM	CDX.EM-12 5-Year Index	5.000%	12/20/2014	25,000	2,838	(2,471)	367	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	68,100	7,866	(6,150)	1,716	0
	CDX.IG-9 10-Year Index 30-100%	0.510%	12/20/2017	144,675	0	2,122	2,122	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	130,979	0	2,128	2,128	0
MYC	CDX.EM-12 5-Year Index	5.000%	12/20/2014	25,000	2,963	(2,596)	367	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	153,200	16,939	(13,079)	3,860	0
	CDX.HY-21 3-Year Index	5.000%	12/20/2016	75,000	5,484	31	5,515	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	44,027	(1,125)	682	0	(443)
	MCDX-15 5-Year Index	1.000%	12/20/2015	21,900	(866)	1,046	180	0
UAG	CDX.EM-12 5-Year Index	5.000%	12/20/2014	50,000	4,975	(4,241)	734	0

					$ 306,542	$(228,330)	$85,555	$(7,343)

34	See Accompanying Notes

March 31, 2014

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	71,100	$180	$(2,072)	$0	$(1,892)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	1,020,000	(210)	1,911	1,701	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		876,000	(235)	1,068	833	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		423,300	(771)	(1,155)	0	(1,926)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		700,000	771	252	1,023	0
BPS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		136,900	(176)	(377)	0	(553)
BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		1,720,079	832	2,717	3,549	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		367,700	(214)	360	146	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		8,268,300	(3,992)	17,781	13,789	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		951,000	(680)	(100)	0	(780)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		328,400	(212)	300	88	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		272,900	(62)	337	275	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		536,000	(748)	397	0	(351)
	Pay	28-Day MXN-TIIE	6.240%	02/01/2021		1,310,000	18	960	978	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		800,000	555	1,271	1,826	0
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		156,000	64	(572)	0	(508)
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		466,000	(240)	(671)	0	(911)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		121,800	(350)	(142)	0	(492)
DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	81,200	195	(2,361)	0	(2,166)
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	987,000	(410)	1,348	938	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		300,000	(442)	246	0	(196)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		272,800	(460)	(642)	0	(1,102)
GLM	Pay	1-Year BRL-CDI	10.630%	01/02/2017	BRL	9,600	3	(116)	0	(113)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	2,009,300	(1,025)	4,377	3,352	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		875,400	(638)	(80)	0	(718)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		672,100	(422)	602	180	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		791,100	(152)	951	799	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		3,275,000	1,367	1,747	3,114	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		299,400	(734)	(476)	0	(1,210)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		7,900,000	8,059	3,481	11,540	0
HUS	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		3,248,200	530	6,173	6,703	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		1,119,200	(713)	1,157	444	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		3,033,000	(1,781)	6,839	5,058	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		363,100	(290)	(8)	0	(298)
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		73,000	(116)	82	0	(34)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		266,700	(20)	289	269	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		345,000	(449)	223	0	(226)
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		2,226,300	(4,252)	(5,876)	0	(10,128)
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		500,000	(38)	(1,589)	0	(1,627)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		345,400	(568)	(828)	0	(1,396)
JPM	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		235,900	(95)	158	63	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		105,200	(7)	113	106	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		1,026,000	(349)	1,324	975	0
MYC	Pay	1-Year BRL-CDI	8.640%	01/02/2017	BRL	133,800	(155)	(3,820)	0	(3,975)
	Pay	1-Year BRL-CDI	9.140%	01/02/2017		63,900	212	(1,923)	0	(1,711)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		35,100	98	(512)	0	(414)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	2,098,700	852	3,479	4,331	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		500,000	52	147	199	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		3,355,000	(1,687)	7,283	5,596	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		47,000	(76)	54	0	(22)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		447,800	(251)	372	121	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		1,118,700	(177)	1,307	1,130	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		450,000	(559)	264	0	(295)
	Pay	28-Day MXN-TIIE	6.350%	06/02/2021		770,500	179	510	689	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		400,000	298	615	913	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		3,187,800	(7,127)	(7,377)	0	(14,504)
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		1,098,000	(416)	(1,731)	0	(2,147)

See Accompanying Notes	35

Schedule of Investments PIMCO Total Return Fund (Cont.)

								Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
SOG	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	$5,321,000	$(526)	$5,584	$5,058	$0
	Pay	28-Day MXN-TIIE	6.240%	02/01/2021	1,600,000	267	928	1,195	0
UAG	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	175,000	(31)	323	292	0

						$(17,324)	$44,902	$77,273	$(49,695)

Total Swap Agreements						$193,807	$45,899	$333,947	$(94,241)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2014:

(m)	Securities with an aggregate market value of $612,265 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$9,942	$0	$21,556	$31,498	$(47,774)	$(49,561)	$(7,007)	$(104,342)	$(72,844)	$68,831	$(4,013)
BPS	12,120	0	3,396	15,516	(61,519)	(3,582)	(2,931)	(68,032)	(52,516)	49,899	(2,617)
BRC	28,432	0	75,028	103,460	(34,243)	(8,341)	(11,511)	(54,095)	49,365	(52,490)	(3,125)
CBK	38,816	0	17,068	55,884	(100,313)	(8,222)	(7,542)	(116,077)	(60,193)	35,803	(24,390)
DUB	5,627	0	47,542	53,169	(9,123)	(96,261)	(7,782)	(113,166)	(59,997)	55,485	(4,512)
FBF	5,145	0	11,363	16,508	(33,305)	0	(344)	(33,649)	(17,141)	15,487	(1,654)
GLM	26,298	0	18,985	45,283	(6,189)	(39,031)	(2,041)	(47,261)	(1,978)	1,608	(370)
GST	0	0	16,527	16,527	0	(1,548)	(5,480)	(7,028)	9,499	(10,440)	(941)
HUS	316	0	47,172	47,488	(9,176)	0	(22,297)	(31,473)	16,015	(18,060)	(2,045)
JPM	6,388	0	18,112	24,500	(17,657)	(89,931)	(1,380)	(108,968)	(84,468)	30,355	(54,113)
MSC	11,966	0	0	11,966	(11,174)	0	0	(11,174)	792	(11,143)	(10,351)
MYC	0	0	39,652	39,652	0	(288,252)	(25,926)	(314,178)	(274,526)	24,251	(250,275)
RYL	0	0	3,648	3,648	(1,254)	(47,422)	0	(48,676)	(45,028)	38,089	(6,939)
SCX	46	0	0	46	(48)	0	0	(48)	(2)	0	(2)
SOG	0	0	7,586	7,586	0	(235)	0	(235)	7,351	(7,980)	(629)
UAG	3,004	0	6,312	9,316	(33,778)	0	0	(33,778)	(24,462)	15,065	(9,397)

Total Over the Counter	$148,100	$0	$333,947	$482,047	$(365,553)	$(632,386)	$(94,241)	$(1,092,180)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk(1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$102,668	$102,668
Swap Agreements	0	4,326	0	0	99,388	103,714

	$0	$4,326	$0	$0	$202,056	$206,382

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$148,100	$0	$148,100
Swap Agreements	0	256,674	0	0	77,273	333,947

	$0	$256,674	$0	$148,100	$77,273	$482,047

	$0	$261,000	$0	$148,100	$279,329	$688,429

36	See Accompanying Notes

March 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4,582	$4,582
Futures	0	0	0	0	4,292	4,292
Swap Agreements	0	340	0	0	66	406

	$0	$340	$0	$0	$8,940	$9,280

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$365,553	$0	$365,553
Written Options	0	13,512	0	37,779	581,095	632,386
Swap Agreements	0	44,546	0	0	49,695	94,241

	$0	$58,058	$0	$403,332	$630,790	$1,092,180

	$0	$58,398	$0	$403,332	$639,730	$1,101,460

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$17,076	$17,076
Futures	0	0	0	0	169,745	169,745
Swap Agreements	0	(18,507)	0	0	(829,154)	(847,661)

	$0	$(18,507)	$0	$0	$(642,333)	$(660,840)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(64,525)	$0	$(64,525)
Written Options	0	19,212	0	101,712	547,326	668,250
Swap Agreements	0	403,709	0	(20,057)	69,177	452,829

	$0	$422,921	$0	$17,130	$616,503	$1,056,554

	$0	$404,414	$0	$17,130	$(25,830)	$395,714

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4,237	$4,237
Futures	0	0	0	0	(564,949)	(564,949)
Swap Agreements	0	92,388	0	0	691,305	783,693

	$0	$92,388	$0	$0	$130,593	$222,981

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(336,078)	$0	$(336,078)
Written Options	0	9,052	0	(3,357)	(57,406)	(51,711)
Swap Agreements	0	(130,687)	0	(15,560)	(53,810)	(200,057)

	$0	$(121,635)	$0	$(354,995)	$(111,216)	$(587,846)

	$0	$(29,247)	$0	$(354,995)	$19,377	$(364,865)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	37

Schedule of Investments PIMCO Total Return Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$922,472	$6,759	$929,231
Corporate Bonds & Notes
Banking & Finance	0	25,952,119	557,961	26,510,080
Industrials	0	3,014,862	74,415	3,089,277
Utilities	0	1,700,997	96	1,701,093
Municipal Bonds & Notes
Alabama	0	110,304	0	110,304
Arizona	0	11,034	0	11,034
California	0	4,249,588	0	4,249,588
Colorado	0	72,485	0	72,485
Connecticut	0	3,955	0	3,955
District of Columbia	0	10,243	0	10,243
Florida	0	102,033	0	102,033
Georgia	0	93,030	0	93,030
Illinois	0	574,934	0	574,934
Indiana	0	61,017	0	61,017
Iowa	0	63,531	0	63,531
Kansas	0	22,560	0	22,560
Louisiana	0	97,448	0	97,448
Massachusetts	0	78,373	0	78,373
Michigan	0	56,189	0	56,189
Missouri	0	503	0	503
Nebraska	0	11,618	0	11,618
Nevada	0	410,718	0	410,718
New Jersey	0	236,531	0	236,531
New Mexico	0	9,099	0	9,099
New York	0	1,519,038	0	1,519,038
North Carolina	0	53,784	0	53,784
Ohio	0	702,236	0	702,236
Oregon	0	36,871	0	36,871
Pennsylvania	0	38,265	0	38,265
Rhode Island	0	7,179	0	7,179
South Carolina	0	5,242	0	5,242
Tennessee	0	7,169	0	7,169
Texas	0	218,338	0	218,338
Utah	0	732	0	732
Washington	0	17,854	0	17,854
West Virginia	0	123,432	0	123,432
Wisconsin	0	90,879	0	90,879
U.S. Government Agencies	0	47,541,158	28,347	47,569,505
U.S. Treasury Obligations	0	78,021,479	0	78,021,479

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2014
Mortgage-Backed Securities	$3,303	$14,849,151	$3,238	$14,855,692
Asset-Backed Securities	0	6,526,027	26,231	6,552,258
Sovereign Issues	0	24,055,128	0	24,055,128
Convertible Preferred Securities
Banking & Finance	172,335	0	0	172,335
Preferred Securities
Banking & Finance	32,752	0	0	32,752
Industrials	0	4,067	0	4,067
Short-Term Instruments
Certificates of Deposit	750,000	1,146,593	0	1,896,593
Commercial Paper	0	47,517	0	47,517
Repurchase Agreements	0	2,035,700	0	2,035,700
Mexico Treasury Bills	0	1,238,569	0	1,238,569
U.S. Treasury Bills	0	71,039	0	71,039
	$958,390	$216,223,090	$697,047	$217,878,527

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$18,312,217	$0	$0	$18,312,217
Total Investments	$19,270,607	$216,223,090	$697,047	$236,190,744

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,541,302)	$0	$(1,541,302)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	102,668	103,714	0	206,382
Over the counter	585	481,462	0	482,047
	$103,253	$585,176	$0	$688,429

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4,292)	(4,988)	0	(9,280)
Over the counter	0	(1,085,369)	(6,811)	(1,092,180)
	$(4,292)	$(1,090,357)	$(6,811)	$(1,101,460)

Totals	$19,369,568	$214,176,607	$690,236	$234,236,411

There were no significant transfers between Level 1, 2, and 3 during the period ended March 31, 2014.

38	See Accompanying Notes

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: May 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: May 28, 2014

By:	/s/ TRENT W. WALKER
Trent W. Walker
Treasurer, Principal Financial Officer

Date: May 28, 2014